UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07572

Principal Investors Fund, Inc.

(Exact name of registrant as specified in charter)

711 High Street, Des Moines, IA 50392-2080

(Address of principal executive offices)	(Zip code)
Principal Management Corporation, Des Moines, IA 50392-2080

(Name and address of agent for service)

Registrant’s telephone number, including area code:	515-247-6783

Date of fiscal year end:	October 31, 2007

Date of reporting period:	October 31, 2007

ITEM 1 — REPORT TO STOCKHOLDERS

PRINCIPAL INVESTORS FUND, INC.
Principal Money Market Fund
Annual Report
October 31, 2007

Letter from the President	1

Money Market Fund Performance and Investment Overview	2

Shareholder Expense Example	4

Financial Statements	5

Notes to Financial Statements	8

Schedule of Investments	11

Financial Highlights	17

Report of Registered Independent Public Accounting Firm	20

Supplemental Information	21
Code of Ethics
302 Certifications
906 Certifications
Not FDIC Insured
May Lose Value • Not a Deposit • No Bank Guarantee
Not Insured by any Federal Government Agency

Dear Shareholder,
Over the next two decades, 80 million Americans are expected to retire, according to the Social Security Administration. This means that more Americans will be relying on a combination of personal savings, pensions, and the returns generated by their investments in mutual funds and other retirement accounts, such as 401(k)s. Since retirement is such a major event facing many Americans, we believe that offering a wider choice of investment options is critical for helping our shareholders reach their retirement and other investing goals.
Benefiting from Diversification
We believe lifestyle funds are especially attractive to people planning for retirement. This is why we are especially proud to be one of the industry’s largest providers of target-date (Principal LifeTime Funds) and target-risk (Principal Strategic Asset Management Portfolios) funds.1
One central theme we have diligently applied in retirement investing is diversification. Academic studies have shown that the asset allocation decision accounts for the majority of the variations in investment returns.2 This means that different combinations of stocks, bonds, real estate and, increasingly, international equities, should comprise the basic investment building blocks in most investment portfolios. Experience shows that diversification can help shareholders reach their investment goals, while also helping to mitigate the investment risks that are inherent in our rapidly changing global economy.
The Reality of Globalization
Today, about two-thirds of the investment universe is based outside the United States.3 This is a major reason why we launched two new international funds — the Principal Global Real Estate Securities Fund and the Principal International Growth Fund —for our individual shareholders in October 2007 to complement our other international mutual funds. We feel that globalization further strengthens the case for portfolio diversification.
International investing is certainly not new for us. Principal Global Investors, our institutional investment arm and one of the sub-advisors of the Principal Investors Fund, Inc., has been investing outside the U.S. since 1987. Today, Principal Global Investors manages more than $244.5 billion in assets and was ranked as the thirty-ninth largest manager of non-U.S. securities, out of 300 managers profiled by Institutional Investor magazine.4
I am also pleased to report that the Principal Financial Group® received national recognition in May for its ethical practices.5 We are proud to be recognized with this award as it reflects our core value of integrity and our commitment to helping our shareholders reach their financial goals now and in the years ahead.
Sincerely,
Ralph C. Eucher, President & CEO
Principal Funds
Note: Neither asset allocation nor diversification guarantee a profit or protect against a loss.
International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.
1	Principal Financial Group was ranked as the fifth largest manager of lifecycle funds (including target-date and target-risk) by Financial Research Corporation as of the second quarter, 2007.

2	G.P. Brinson, L.R. Hood, and G.L. Beebower, “Determinants of Portfolio Performance,” Financial Analysts Journal, January/February 1995.

3	S&P Citigroup Global Equity Indices.

4	Managers ranked by non-U.S. securities under management as of Dec. 31, 2006. “II 300,” Institutional Investor, July 17, 2007. Includes institutional, retirement, and retail fund assets.

5	Ethisphere Magazine, May 2007, named Principal Financial Group, Inc. as one of “the world’s most ethical companies.”

1

Money Market Fund
Portfolio Managers:
Tracy Reeg
Alice Robertson
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
The Fund continues to hold mainly commercial paper. The commercial paper market experienced some challenges during the latter part of the fiscal year. The worst-performing segment was the asset-backed commercial paper segment; however, all areas of the commercial paper market were affected. The Fund does have exposure to asset-backed commercial paper but no direct exposure to sub-prime mortgages.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. In January, the Fund merged with the money market portfolio managed by Edge Asset Management. Assets of approximately $1.3 billion transferred into the Fund. With the merger, the Fund received some security types not previously held — variable rate demand notes (VRDNs). VRDNs are floating rate securities usually issued by municipalities on a taxable basis with credit support from a large bank or insurance company. These securities enable the portfolio management team to further diversify the Fund while maintaining a competitive yield. The Fund’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Fund’s process, aggressive shifts in Fund duration based on expectations for short-term movements in interest rates are not part of the overall process.
What is the outlook for the Fund?
The outlook for U.S. housing sales and new construction deteriorated even further during the third quarter and over the past month. Housing is in the middle of a severe sector recession. However, while everything associated with housing is weak, economic growth, excluding housing, is growing nicely. This is reflected in employment growth. Portfolio management believes that for U.S. growth fundamentals to stay stable, the region must rely on forces other than consumer spending. The team believes that household consumption may not be the driver of growth. The team believes that more jobs and rising incomes will simply prevent spending growth from dropping further in response to falling home values. The team believes that the factors supporting growth in 2007 and 2008 may be export growth, business spending, and a pickup in governmental spending. The portfolio management team expects a federal funds rate target of 4.25% at year-end; a 10-year Treasury rate of 4.50% and a 2-year Treasury rate of 3.75% at year-end; and   a 2–10 year yield curve slope of 0.75%. The team feels that the Federal Reserve will remain highly focused on containing any fallout from financial market conditions. The Federal Reserve does not want a recession. In response to market conditions, the Fund is more defensively positioned but continues to invest in high-quality, short-term money market instruments.

2

Money Market Fund
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
A contingent deferred sales charge may apply as follows: Class B shares: 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: 1% on redemptions made during the first 12 months; Class J shares: 1% on redemptions made during the first 18 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge. Certain share classes listed below may be purchased only through retirement plans, and sales charges are not imposed on their purchase or redemption. Retirement plans, however, may impose additional fees.
An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
The 7-day simple yield more closely reflects current fund earnings than the total return data.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended
		1-Year	3-Year	5-Year	Inception	Date	Inception Date
Class A Shares	Excluding Sales Charge	5.02%	3.84%	2.41%	2.42%	6/28/05	12/6/00
Class B Shares	Excluding Sales Charge	4.04%	2.87%	1.83%	2.00%	6/28/05	12/6/00
	Including Sales Charge	-0.96%	1.59%	1.46%	2.00%
Class C Shares	Excluding Sales Charge	3.71%	2.65%	1.37%	1.44%	1/16/07	12/6/00
	Including Sales Charge	2.71%	2.65%	1.37%	1.44%
Class J Shares	Excluding Sales Charge	4.46%	3.35%	2.03%	2.05%	3/1/01	12/6/00
	Including Sales Charge	3.46%	3.35%	2.03%	2.05%
Advisors Preferred Class Shares	Excluding Sales Charge	4.54%	3.49%	2.20%	2.27%	12/6/00	—
Advisors Select Class Shares	Excluding Sales Charge	4.32%	3.29%	2.02%	2.09%	12/6/00	—
Advisors Signature Class Shares	Excluding Sales Charge	4.20%	3.19%	1.90%	1.96%	11/1/04	12/6/00
Institutional Class Shares	Excluding Sales Charge	5.09%	4.06%	2.77%	2.83%	3/1/01	12/6/00
Preferred Class Shares	Excluding Sales Charge	4.83%	3.80%	2.51%	2.58%	12/6/00	—
Select Class Shares	Excluding Sales Charge	4.72%	3.68%	2.39%	2.46%	12/6/00	—

	7-Day	7-Day
Yields[2] as of October 31, 2007	Simple Yield	Effective Yield
Class A Shares	4.74%	4.85%

Fund yields[2] as of 9/30/07:
Class A Shares: 4.89% (7-day simple yield);
5.01% (7-day effective yield)

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.

2	The 7-day simple yield is calculated based on the income generated by an investment in the fund over a 7-day period and is expressed as an annual percentage rate. The 7-day effective yield is calculated similarly to the 7-day simple yield but assumes that income earned from the fund’s investments is reinvested and compounded.

Total Investment Expense	Gross	Net
As shown in the 5/29/07 prospectus.	Expense Ratio	Expense Ratio
Class A Shares	0.53%	0.53%
Class B Shares	2.26%	1.74%
Class C Shares	1.99%	1.79%
Class J Shares	1.12%	1.12%
Advisors Preferred Class Shares	0.98%	0.98%
Advisors Select Class Shares	1.16%	1.16%
Advisors Signature Class Shares	1.29%	1.29%
Institutional Class Shares	0.41%	0.41%
Preferred Class Shares	0.67%	0.67%
Select Class Shares	0.79%	0.79%

Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences may also be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.

3

Shareholder Expense Example
Principal Investors Fund, Inc.
 October 31, 2007
As a shareholder of the Money Market Fund of Principal Investors Fund, Inc., you incur two types of costs: (1) transaction costs (for Class A, Class B, Class C, and Class J shares only), including sales charges on purchase payments, and contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees (for certain share classes); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Investors Fund, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007), unless otherwise noted.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA and 403(b) accounts, respectively. Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select Classes of shares may be purchased only through retirement plans. Such plans may impose fees in addition to those charged by the Fund. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Investors Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
	May 1, 2007	October 31, 2007	October 31, 2007(a)	Expense Ratio
Based On Actual Return
Money Market Fund
Advisors Preferred	$1,000.00	$1,022.43	$4.89	0.96%
Advisors Select	1,000.00	1,021.50	5.81	1.14
Advisors Signature	1,000.00	1,020.92	6.47	1.27
Class A	1,000.00	1,025.13	2.19	0.43
Class B	1,000.00	1,020.75	6.52	1.28
Class C	1,000.00	1,018.75	8.40	1.65
Class J	1,000.00	1,022.50	4.79	0.94
Institutional	1,000.00	1,025.34	1.99	0.39
Preferred	1,000.00	1,024.00	3.32	0.65
Select	1,000.00	1,023.38	3.93	0.77

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
	May 1, 2007	October 31, 2007	October 31, 2007(a)	Expense Ratio
Based On Assumed 5% Return
Money Market Fund
Advisors Preferred	$1,000.00	$1,020.37	$4.89	0.96%
Advisors Select	1,000.00	1,019.46	5.80	1.14
Advisors Signature	1,000.00	1,018.80	6.46	1.27
Class A	1,000.00	1,023.04	2.19	0.43
Class B	1,000.00	1,018.75	6.51	1.28
Class C	1,000.00	1,016.89	8.39	1.65
Class J	1,000.00	1,020.47	4.79	0.94
Institutional	1,000.00	1,023.24	1.99	0.39
Preferred	1,000.00	1,021.93	3.31	0.65
Select	1,000.00	1,021.32	3.92	0.77

(a)	Expenses are equal to a fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

Statement of Assets and Liabilities
Principal Investors Fund, Inc.
 October 31, 2007

	Money Market
Amounts in thousands, except per share amounts	Fund

Investment in securities—at cost	$2,542,440

Assets
Investment in securities—at value	$2,542,440
Cash	11
Receivables:
Capital Shares sold	8,865
Dividends and interest	3,116
Other assets	27

Total Assets	2,554,459
Liabilities
Accrued management and investment advisory fees	825
Accrued administrative service fees	16
Accrued distribution fees	88
Accrued service fees	20
Accrued transfer and administrative fees	187
Accrued directors’ expenses	1
Accrued other expenses	13
Payables:
Capital Shares reacquired	2,909
Investment securities purchased	8,400

Total Liabilities	12,459

Net Assets Applicable to Outstanding Shares	$2,542,000

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,542,000

Total Net Assets	$2,542,000

Capital Stock (par value: $.01 a share):
Shares authorized	7,175,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$22,245
Shares Issued and Outstanding	22,245
Net Asset Value per share	$1.00

Advisors Select: Net Assets	$14,987
Shares Issued and Outstanding	14,987
Net Asset Value per share	$1.00

Advisors Signature: Net Assets	$3,568
Shares Issued and Outstanding	3,568
Net Asset Value per share	$1.00

Class A: Net Assets	$1,953,474
Shares Issued and Outstanding	1,953,474
Net Asset Value per share	$1.00
Maximum Offering Price	$1.00

Class B: Net Assets	$33,265
Shares Issued and Outstanding	33,265
Net Asset Value per share	$1.00	(a)

Class C: Net Assets	$11,214
Shares Issued and Outstanding	11,214
Net Asset Value per share	$1.00	(a)

Class J: Net Assets	$186,246
Shares Issued and Outstanding	186,246
Net Asset Value per share	$1.00	(a)

Institutional: Net Assets	$216,988
Shares Issued and Outstanding	216,988
Net Asset Value per share	$1.00

Preferred: Net Assets	$86,072
Shares Issued and Outstanding	86,072
Net Asset Value per share	$1.00

Select: Net Assets	$13,941
Shares Issued and Outstanding	13,941
Net Asset Value per share	$1.00

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

5

Statement of Operations
Principal Investors Fund, Inc.
Year ended October 31, 2007

Amounts in thousands	Money Market Fund

Net Investment Income (Operating Loss)
Income:
Interest	108,601

Total Income	108,601
Expenses:
Management and investment advisory fees	7,761
Distribution fees — Advisors Preferred	53
Distribution fees — Advisors Select	48
Distribution fees — Advisors Signature	13
Distribution fees — Class B	268
Distribution fees — Class C	63
Distribution fees — Class J	422
Distribution fees — Select	10
Administrative service fees — Advisors Preferred	32
Administrative service fees — Advisors Select	32
Administrative service fees — Advisors Signature	11
Administrative service fees — Preferred	72
Administrative service fees — Select	13
Registration fees — Class A	104
Registration fees — Class B	16
Registration fees — Class C	19
Registration fees — Class J	31
Service fees — Advisors Preferred	36
Service fees — Advisors Select	40
Service fees — Advisors Signature	10
Service fees — Preferred	99
Service fees — Select	15
Shareholder reports — Class J	55
Transfer and administrative fees — Class A	643
Transfer and administrative fees — Class J	495
Auditing and legal fees	2
Directors’ expenses	39
Other expenses	46

Total Gross Expenses	10,448
Less: Reimbursement from Manager — Class B	9

Total Net Expenses	10,439

Net Investment Income (Operating Loss)	98,162

Net Increase (Decrease) in Net Assets Resulting from Operations	$98,162

See accompanying notes.

6

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Money Market Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$98,162	$27,165

Net Increase (Decrease) in Net Assets Resulting from Operations	98,162	27,165

Dividends and Distributions to Shareholders
From net investment income	(98,162)	(27,165)

Total Dividends and Distributions	(98,162)	(27,165)

Capital Share Transactions
Net increase (decrease) in capital share transactions	1,848,919	1,083

Total increase (decrease) in net assets	1,848,919	1,083

Net Assets
Beginning of period	693,081	691,998

End of period (including undistributed net investment income as set forth below)	$2,542,000	$693,081

Undistributed (overdistributed) net investment income (operating loss)	$—	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007 Dollars:
Sold	$123,442	$62,497	$36,760	$1,721,034	$23,143	$15,879	$125,082	$385,893	$199,900	$97,580
Issued in acquisitions	—	—	—	1,098,364	33,680	6,724	—	185,502	—	—
Reinvested	933	677	154	74,095	896	204	7,260	8,471	3,093	459
Redeemed	(117,410)	(57,704)	(34,924)	(1,371,714)	(27,430)	(11,593)	(103,582)	(389,281)	(158,453)	(90,712)

Net Increase (Decrease)	$6,965	$5,470	$1,990	$1,521,779	$30,289	$11,214	$28,760	$190,585	$44,540	$7,327

Shares:
Sold	123,442	62,497	36,760	1,721,034	23,143	15,879	125,082	385,893	199,900	97,580
Issued in acquisitions	—	—	—	1,098,364	33,680	6,724	—	185,502	—	—
Reinvested	933	677	154	74,095	896	204	7,260	8,471	3,093	459
Redeemed	(117,410)	(57,704)	(34,924)	(1,371,714)	(27,430)	(11,593)	(103,582)	(389,281)	(158,453)	(90,712)

Net Increase (Decrease)	6,965	5,470	1,990	1,521,779	30,289	11,214	28,760	190,585	44,540	7,327

Year Ended October 31, 2006 Dollars:
Sold	$94,484	$71,184	$30,943	$682,760	$2,687	N/A	$76,310	$26,437	$76,761	$45,999
Reinvested	517	462	69	16,458	80	N/A	5,450	1,141	1,414	139
Redeemed	(88,387)	(71,309)	(38,061)	(612,111)	(2,890)	N/A	(67,734)	(141,767)	(66,934)	(43,019)

Net Increase (Decrease)	$6,614	$337	$(7,049)	$87,107	$(123)	N/A	$14,026	$(114,189)	$11,241	$3,119

Shares:
Sold	94,484	71,184	30,943	682,760	2,687	N/A	76,310	26,437	76,761	45,999
Reinvested	517	462	69	16,458	80	N/A	5,450	1,141	1,414	139
Redeemed	(88,387)	(71,309)	(38,061)	(612,111)	(2,890)	N/A	(67,734)	(141,767)	(66,934)	(43,019)

Net Increase (Decrease)	6,614	337	(7,049)	87,107	(123)	N/A	14,026	(114,189)	11,241	3,119

Distributions:
Year Ended October 31, 2007 From net investment income	$(934)	$(678)	$(154)	$(74,669)	$(1,068)	$(231)	$(7,366)	$(9,503)	$(3,100)	$(459)

Total Dividends and Distributions	$(934)	$(678)	$(154)	$(74,669)	$(1,068)	$(231)	$(7,366)	$(9,503)	$(3,100)	$(459)

Year Ended October 31, 2006 From net investment income	$(518)	$(462)	$(69)	$(16,647)	$(83)	N/A	$(5,527)	$(2,297)	$(1,423)	$(139)

Total Dividends and Distributions	$(518)	$(462)	$(69)	$(16,647)	$(83)	N/A	$(5,527)	$(2,297)	$(1,423)	$(139)

See accompanying notes.

7

Notes to Financial Statements
Principal Investors Fund, Inc.
October 31, 2007
1. Organization
Principal Investors Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates in the mutual fund industry. Principal Investors Fund, Inc. consists of Money Market Fund (the “Fund”), presented herein, and 67 other funds. Money Market Fund offers ten classes of shares: Advisors Preferred, Advisors Select, Advisors Signature, Class A, Class B, Class C, Class J, Institutional, Preferred, and Select.
On December 31, 2006, Principal Financial Services, Inc. and its subsidiary, Principal Management Corporation acquired all of the outstanding stock of WM Advisors, Inc., WM Shareholder Services, Inc., and WM Funds Distributor, Inc. (the “Transaction”). Immediately following the Transaction, WM Advisors, Inc., WM Shareholder Services, Inc., and WM Funds Distributor, Inc. were renamed, Edge Asset Management, Inc., Principal Shareholder Services, Inc., and Principal Funds Distributor, Inc.
Effective January 10, 2007, the initial purchase of $10,000 of Class C shares of Money Market Fund was made by Principal Life Insurance Company.
Effective January 12, 2007, Money Market Fund acquired all the assets and assumed all the liabilities of WM Money Market Fund pursuant to a plan of acquisition approved by the shareholders of WM Money Market Fund on December 15, 2006. The acquisition was accomplished by a tax-free exchange of shares from WM Money Market Fund for shares of Money Market Fund at an exchange rate of 1.00 for Class A, Class B, Class C, and Institutional shares. The aggregate net assets of WM Money Market Fund and Money Market Fund immediately prior to the acquisition were approximately $1,324,270,000 (including approximately $4,000 of accumulated net realized loss) and $742,321,000, respectively. The aggregate net assets of Money Market Fund immediately following the acquisition was $2,066,591,000.
All classes of shares represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Board of Directors of Principal Investors Fund, Inc. In addition, the Board of Directors declares separate dividends on each class of shares.
2. Significant Accounting Policies
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation. The Fund values its securities at amortized cost, which approximates market, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.
Income and Investment Transactions. The Fund records investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Interest income is recognized on an accrual basis. The Fund allocates daily all income and realized gains or losses to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class.
The Fund’s investments are with various issuers in various industries. The schedule of investments contained herein summarizes concentration of credit risk by issuer and industry.

8

Notes to Financial Statements
Principal Investors Fund, Inc.
October 31, 2007
2. Significant Accounting Policies (Continued)
Expenses. Expenses directly attributed to a Fund are charged to that Fund. Other Fund expenses not directly attributed to a Fund are apportioned among the Funds managed by Principal Management Corporation.
The Fund allocates daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2007, are included separately in the statement of operations.
Distributions to Shareholders. The Fund declares all net investment income and any net realized gains and losses from investment transactions as dividends daily to settled shares of record as of that day. Dividends from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.
Federal Income Taxes. No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.
On July 13th, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
3. Operating Policies
Indemnification. Under the Fund’s by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.
Line of Credit. The Fund participates with other registered investment companies managed by Principal Management Corporation (the “Manager”) in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .375%. At October 31, 2007, the Fund had no outstanding borrowings under the line of credit.
4. Management Agreement and Transactions with Affiliates
Management Services. The Fund has agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of the Fund’s average daily net assets. The annual rates used in this calculation for the Fund are as follows:

	Net Assets of Funds (in millions)
First	Next	Next	Next	Next $1	Over $ 3
$500	$500	$500	$500	billion	billion
.40%	.39%	.38%	.37%	.36%	.35%
On January 1, 2007, the investment advisory and management fee schedule for Money Market Fund was revised. From November 1, 2006 through December 31, 2006, the annual rates used in the calculation were:

	Net Assets of Fund (in millions)
First	Next	Next	Over $1.5
$500	$500	$500	billion
.40%	.39%	.38%	.37%
In addition to the management fee, Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select classes of shares of the Fund pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. As of October 31, 2007, the annual rates for the service fee are .17%, .25%, .25%, .15%, and .15% and the annual rates for the administrative service fee are .15%, .20%, .28%, .11%, and ..13% for Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select, respectively. Prior to the Transaction, Class A, Class B, and Class J shares of Money Market Fund reimbursed the Manager for transfer and administrative services. On January 1, 2007, Class A, Class B, Class C, and Class J shares of Money Market Fund began reimbursing Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by Principal Management Corporation) for transfer agent services.

9

Notes to Financial Statements
Principal Investors Fund, Inc.
October 31, 2007
4. Management Agreement and Transactions with Affiliates (Continued)
The Manager has contractually agreed to limit the Fund’s expenses on certain shares classes of the Fund. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limits and agreement terms are as follows:

Class A	Class B	Class C	Expiration
0.64*	1.74**	1.79*	02/28/2008

*	Period from January 16, 2007 through October 31, 2007.

**	Period from March 1, 2007 through October 31, 2007. From November 1, 2006 through February 28, 2007, the expense limit for Money Market Fund Class B shares was 1.60%
Distribution Fees. The Advisors Preferred, Advisors Select, Advisors Signature, Class J, and Select shares Money Market Fund bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of the Fund. Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter for these classes of shares, a portion may be paid to other selling dealers for providing certain services. The annual rates are ..25%, .30%, .35%, .25%, and .10% for Advisors Preferred, Advisors Select, Advisors Signature, Class J, and Select Classes of shares, respectively.
From November 1, 2006 through January 12, 2007 Class B shares of the Fund, incurred distribution and shareholder servicing fees, computed at an annual rate of the average daily net assets attributable to Class B shares of the Fund. Pursuant to the distribution agreements for Class B shares, fees that were unused by Princor Financial Services Corporation, the former principal underwriter, at the end of the fiscal year were returned to the respective Fund which generated the excess. The annual rate was up to 1.00% for Class B shares. On December 15, 2006, shareholders of Money Market Fund approved an amendment to the distribution agreements whereby effective January 16, 2007, Class B, and Class C shares would begin paying distribution and shareholder servicing fees to Principal Funds Distributor, Inc., the new principal underwriter. The annual rates are 1.00% for Class B and Class C shares.
Sales Charges. Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class J share redemptions. The charge for Class J shares is 1% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase.
From November 1, 2006 through January 12, 2007, Princor Financial Services Corporation, as the former principal underwriter, received proceeds of any CDSC on certain Class A and Class B share redemptions of the Fund. The charge for Class A shares was .75% of the lesser of current market value or the cost of the shares redeemed. The charge for Class B shares was based on declining rates which began at 4.00% of the lesser of current market value or the cost of shares being redeemed.
Beginning January 16, 2007, Principal Funds Distributor, Inc., as the new principal underwriter, began receiving proceeds of any CDSC on certain Class A, Class B, and Class C share redemptions. The charge for Class A shares is 1% of the lesser of current market value or the cost of the shares redeemed. The charge for Class B shares is based on declining rates which begin at 5% of the lesser of current market value or the cost or shares being redeemed. The charge for Class C shares is 1% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The aggregate amounts of these charges retained by Princor Financial Services Corporation and Principal Funds Distributor, Inc. for the year ended October 31, 2007, was $9,000, $19,000, $14,000, and $149,000 for Class A, Class B, Class C, and Class J shares, respectively.
Affiliated Ownership. At October 31, 2007, Principal Life Insurance Company (an affiliate of the Manager), Princor Financial Services Corporation, and benefit plans sponsored on behalf of Principal Life Insurance Company owned 32,693,000, 10,000, and 33,333,000 shares of Class A, Class C, and Institutional class shares, respectively.
Affiliated Brokerage Commissions. No brokerage commissions were paid by the Fund to affiliated broker dealers or any other member of the Principal Financial Group, parent company of Principal Financial Services, Inc., during the period.
5. Federal Tax Information
Distributions to Shareholders. Federal tax distributions of ordinary income paid for the years ended October 31, 2007 and October 31, 2006, were $98,162,000 and $27,165,000 respectively.

10

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

COMMERCIAL PAPER (77.64%)
Agricultural Operations (1.75%)
Cargill Inc
4.85%, 11/2/2007	$2,525	$2,525
5.50%,11/13/2007	13,000	12,976
5.40%, 11/15/2007	8,325	8,307
4.84%, 1/24/2008	11,000	10,876
4.72%, 3/20/2008	10,000	9,816

		44,500

Asset Backed Securities (2.46%)
CAFCO
5.25% 11/1/2007	12,970	12,970
5.29%, 11/16/2007	10,000	9,978
4.98%, 12/10/2007	8,650	8,603
4.88%, 1/16/3008	12,000	11,876
4,77%, 1/29/2008	7,230	7,145
FCAR Owner Trust [
5.24%, 11/15/2007	11,900	11,876

		62,448

Auto — Car & Light Trucks (0.28%)
BMW US Capital Corp
4.72%, 12/11/2007	7,110	7,073

Beverages — Non-Alcoholic (1.84%)
Coca-cola Co
5.24%, 11/27/2007	12,000	11,955
5.24%, 11/28/2007	11,900	11,853
5.20%, 11/29/2007	12,000	11,951
5.20%, 12/7/2007	11,000	10,943

		46,702

Chemicals — Diversified (1.67%)
BASF AG
5.15%, 1/10/2008	11,000	10,890
5.19%, 1/10/2008	10,000	9,899
4.73%, 1/25/2008	10,000	9,888
4.63%, 2/1/2008	12,000	11,858

		42,535

Commercial Banks (10.85%)
Calyon North America
5.36%, 11/9/2007	10,000	9,988
4.965%, 11/21/2007	10,000	9,972
5.46%, 12/13/2007	15,000	14,904
Nordea North America
5.49%, 11/2/2007	10,000	9,999
5.34%,1/3/2008	10,000	9,907
5.47%, 1/8/2008	11,000	10,886
4.97%, 2/19/2008	10,000	9,848
4.89%, 3/7/2008	10,000	9,828
Skandinaviska Enskilda Banken
5.16%, 11/2/2007	11,000	10,998
5.59%, 11/13/2007	10,000	9,981
5.07%, 1/25/2008	6,560	6,481
5.095%, 2/6/2008	9,000	8,876
Societe Generale North America Inc
5.165%, 11/5/2007	10,890	10,884
5.42%, 11/7/2007	7,190	7,184
5.20%, 12/11/2007	8,000	7,954
5.02%, 12/27/2007	10,000	9,922
4.90%, 1/22/2008	6,760	6,685
4.85%, 2/4/2008	7,300	7,207
Svenska Handelsbanken
5.60%, 12/7/2007	10,900	10,839
5.045%, 1/15/2008	10,100	9,994
5.04%, 1/17/2008	12,000	11,871
Toronto — Dominion Holdings
5.05%, 1/7/2008	10,000	9,906
5.07%, 1/15/2008	8,890	8,796
5.06%, 1/31/2008	9,900	9,773
5.02%, 2/28/2008	11,000	10,817
Westpac Banking Corp
5.47%, 11/1/2007	11,220	11,220
5.225%, 11/20/2007	11,250	11,219
5.35%, 12/17/2007	10,000	9,932

		275,871

Cosmetics & Toiletries (0.82%)
Procter & Gamble
4.75%, 12/5/2007	9,900	9,856
4.46%,2/7/2008	11,100	10,965

		20,821

Diversified Financial Services (1.60%)
General Electric Capital
5.18%, 11/19/2007	8,100	8,079
4.76%, 11/20/2007	8,325	8,304
4.74%, 1/18/2008	7,000	6,928
4.82%, 1/29/2008	7,500	7,411
4.80%, 2/8/2008	10,000	9,868

		40,590

Diversified Manufacturing Operations (0.39%)
General Electric
5.24%, 12/6/2007	10,000	9,949

Finance — Auto Loans (3.18%)
Paccar Financial
5.25%, 11/19/2007	10,000	9,974
4.99%, 12/20/2007	12,000	11,918
4.73%, 12/27/2007	9,000	8,934
Toyota Motor Credit
5.26%, 11/14/2007	7,070	7,057
5.30%, 11/29/2007	8,000	7,967
5.28%, 11/30/2007	3,975	3,958
See accompanying notes

11

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

COMMERCIAL PAPER (continued)
Finance — Auto Loans (continued)
Toyota Motor Credit (continued)
5.22%, 12/4/2007	$10,000	$9,952
4.78%, 1/16/2008	9,000	8,909
4.51%, 1/27/2008	12,340	12,158

		80,827

Finance — Commercial (0.47%)
CIT Group
5.24%, 11/20/2007	12,000	11,967

Finance — Consumer Loans (3.75%)
American General Finance
4.59%, 1/28/2008	6,900	6,823
4.92%, 1/28/2008	11,200	11,065
IISBC Finance
5.25%, 11/7/2007	10,000	9,991
5.69%, 11/7/2007	10,000	9,991
5.30%, 12/5/2007	4,875	4,851
4.78%, 12/17/2007	12,000	11,927
4.90%, 12/18/2007	8,900	8,843
John Dere Capital Corp
4.77%, 12/11/2007	10,100	10,046
4.72%, 1/7/2008	10,000	9,912
4.72%, 2/ 1/2008	12,000	11,855

		95,304

Finance — Credit Card (1.21%)
American Express Credit
4.79%, 11/30/2007	11,000	10,957
5.03%, 12/19/2007	11,000	10,926
4.79%, 12/28/2007	9,000	8,932

		30,815

Finance — Investment Banker & Broker (8.98%)
Citigroup Funding
5.40%, 12/13/2007	13,000	12,918
Goldman Sachs Group
4.83%, 1/16/2008	7,810	7,730
Goldman Sachs Group LP
4.82%, 1/23/2008	13,000	12,856
ING U.S. Funding
5.21%, 11/6/2007	13,000	12,991
5.04%, 1/18/2008	1 l,900	11,770
JP Morgan & Co Inc
4.85%, 12/20/2007	10,000	9,934
JP Morgan Chase
5.26%, 11/14/2007	15,000	14,971
4.75%, 11/16/2007	7,655	7,640
5.20%, 12/10/2007	8,350	8,303
5.03%, 1/22/2008	7,000	6,920
Merrill Lynch & Co Inc
5.02%, 12/18/2007	7,210	7,163
4.82%, 12/19/2007	10,740	10,671
4.75%, 1/15/2008	10,480	10,376
4.70%, 1/30/2008	12,440	12,294
Morgan Stanley
5.55%, 11/8/2007	10,000	9,989
5.48%, 11/21/2007	4,700	4,686
5.45%, 12/13/2007	11,000	10,930
5.13%, 12/31/2007	36,725	36,725
5.62%, 1/2/2008	9,490	9,398
5.62%, 1/4/2008	10,000	9,900

		228,165

Finance — Leasing Company (2.46%)
International Lease Finance
5.26%, 11/6/2007	10,000	9,993
4.96%, 11/27/2007	11,000	10,960
4.73%, 1/9/2008	8,230	8,155
4.62%, 1/22/2008	10,000	9,895
4.80%, 1/24/2008	12,000	11,866
River Fuel Funding
4.69%, 1/31/2008	11,800	11,660

		62,529

Finance — Other Services (5.05%)
ABN-AMRO North America Finance Inc
5.195%, 11/30/2007	13,800	13,742
5.19%, 12/10/2007	13,510	13,434
5.08%, 1/10/2008	10,000	9,901
5.05%, 1/14/2008	9,000	8,906
Commoloco
5.20%, 12/5/2007	9,000	8,956
4.90%,1/14/2008	12,000	11,863
CRC Funding
5.08%, 11/14/2007	11,000	10,980
4.74%, 1/7/2008	12,000	11,894
5.01%, 1/17/2008	10,565	10,452
Private Export Funding
5.24%, 11/9/2007	12,000	11,986
5.01%, l2/18/2007	6,750	6,706
4.77%,1/28/2008	9,800	9,686

		128,506

Food — Miscellaneous/Diversified (1.67%)
Unilever Capital
5.26%, 11/28/2007	10,620	10,578
5.28%, 12/3/2007	12,670	12,610
5.30%, 12/7/2007	7,410	7,371
5.26%, 12/14/2007	12,000	11,925

		42,484

Life & Health Insurance (1.45%)
Prudential PLC
5.26%, 11/1/2007	8,590	8,590
See accompanying notes

12

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

COMMERCIAL PAPER (continued)
Life & Health Insurance (continued)
Prudential PLC (continued)
4.90%, 11/2/2007	$9,900	$9,899
5.70%, 11/8/2007	10,000	9,989
5.05%, 12/5/2007	3,370	3,354
5.325%, 1/25/2008	5,000	4,937

		36,769

Medical — Drugs (1.90%)
Astrazeneca PLC
4.90%, 1/11/2008	11,800	11,686
4.95%, 1/11/2008	10,000	9,902
5.22%, 1/14/2008	14,000	13,850
4.80%, 2/21/2008	13,000	12,806

		48,244

Medical — Hospitals (0.28%)
Catholic Healthcare Initiatives
5.00%, 12/11/2007	7,000	7,001

Money Center Banks (7.37%)
Allied Irish Bank
5.55%, 12/4/2007	13,000	12,934
Bank of America
5.20%, 11/1/2007	10,000	10,000
5.40%, 11/16/2007	10,870	10,846
5.42%, 12/4/2007	10,300	10,249
4.98%, 1/2/2008	11,000	10,906
5.02%, 1/2/2008	8,700	8,625
Bank of Scotland PLC
5.03%, 2/12/2008	8,900	8,772
4.70%, 2/26/2008	5,940	5,849
BNP Paribas Finance
5.51%, 12/11/2007	10,000	9,939
5.51%, 12/12/2007	10,000	9,937
5.31%, 1/9/2008	14,150	14,006
4.85%, 2/5/2008	7,000	6,909
HBOS Treasury Services
5.45%, 11/5/2007	11,000	10,993
5.43%, 12/17/2007	11,000	10,924
UBS Finance Delaware LLC
5.21%, 11/14/2007	12,900	12,876
5.39%, 11/23/2007	6,000	5,980
5.21%, 12/6/2007	9,000	8,954
5.025%, 1/24/2008	8,000	7,906
4.815%, 2/22/2008	11,000	10,834

		187,439

Multimedia (1.28%)
Walt Disney Co
4.84%, 1/14/2008	12,000	11,881
4.81%, 1/22/2008	9,000	8,901
4.80%, 1/29/2008	11,900	11,759

		32,541

Oil Company — Integrated (3.18%)
BP Capital Markets PLC
4.96%, 11/19/2007	10,000	9,975
4.75%, 11/27/2007	6,580	6,557
4.75%, 11/29/2007	6,950	6,924
4.76%, 2/4/2008	13,000	12,837
4.74%, 3/27/2008	10,000	9,807
Total Capital
5.37%, 12/6/2007	15,000	14,922
4.75%, 12/21/2007	9,000	8,941
4.79%, 12/31/2007	11,000	10,912

		80,875

Regional Banks (0.45%)
Wells Fargo & Co
4.65%, 11/23/2007	11,500	11,467

Retail — Discount (1.19%)
Wal-Mart Stores
4.72%, 12/26/2007	7,450	7,396
4.72%, 1/8/2008	23,000	22,795

		30,191

Special Purpose Entity (8.18%)
American Honda Finance Corp
5.28%, 11/8/2007	10,050	10,040
Barclays U.S. Funding
5.225%, 11/13/2007	10,000	9,983
5.415%, 11/26/2007	20,905	20,828
5.60%, 11/26/2007	9,325	9,289
5.08%, 12/31/2007	9,000	8,924
Charta LLC
4.83%, 11/28/2007	10,000	9,964
5.50%, 11/29/2007	5,450	5,429
4.88%, 12/14/2007	12,300	12,228
Coop Association of Tractor Dealers
5.28%, 11/5/2007	9,300	9,295
Galaxy Funding
5.30%, 11/6/2007	12,000	11,991
Grampian Funding
5.22%, 12/12/2007	12,000	11,929
5.20%, 1/11/2008	10,000	9,897
Prudential Funding Corp
5.25%, 12/7/2007	11,000	10,942
Scaldis Capital
5.22%, 11/9/2007	15,283	15,265
5.45%, 12/10/2007	11,462	11,394
Stanfield Victoria Funding
5.16%, 11/21/2007 (a)	7,000	6,980
Whistlejacket Capital Ltd
5.24%, 11/15/2007 (a)	13,000	12,973
Yorktown Capital
5.07%, 12/5/2007	10,000	9,952
See accompanying notes

13

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

COMMERCIAL PAPER (continued)
Special Purpose Entity (continued)
Yorktown Capital (continued) 4.85%, 1/18/2008	$10,800	$10,686

		207,989

Supranational Bank (1.98%)
Corp Andina de Fomento
5.59%, 12/12/2007	10,000	9,936
5.14%, 1/4/2008	12,000	11,890
5.04%, 2/14/2008	7,960	7,843
5.05%, 2/15/2008	12,000	11,822
5. 02%, 2/25/2008	9,000	8,854

		50,345

Telephone — Integrated (1.64%)
Telstra Corp
5.38%, 11/7/2007	8,650	8,642
5.15%, 12/3/2007	9,420	9,377
5.05%, 1/9/2008	11,900	11,785
4.68%, 1/24/2008	12,000	11,869

		41,673

Tools — Hand held (0.31%)
Stanley Works
4.74%, 12/3/2007	7,890	7,857

TOTAL COMMERCIAL PAPER		$1,973,477

CERTIFICATE OF DEPOSIT (1.29%)
Commercial Banks (1.29%)
Citibank NA
4.94%, 1/23/2008	10,800	10,800
4.75%, 1/29/2008	12,000	12,000
4.75%, 1/30/2008	10,100	10,100

		32,900

TOTAL CERTIFICATE OF DEPOSIT		$32,900

FUNDING AGREEMENTS (2.40%)
Financial Guarantee Insurance (2.40%)
ING Funding Agreement 5.40%, 12/3/2007 (a)	25,000	25,000
New York Life Funding Agreement
5.37%, 2/1/2008 (a)(b)	36,000	36,000

		61,000

TOTAL FUNDING AGREEMENTS		$61,000

BONDS (12.09%)
Aerospace & Defense (0.19%)
General Dynamics Corp
3.00%, 5/15/2008	4,840	4,778
Asset Backed Securities (0.41%)
Caterpillar Financial Asset Trust
5. 67%, 4/25/2008	4,474	4,474
CNH Equipment Trust
5.26%, 12/1 7/2007 (b)	2,009	2,009
5.82%, 4/15/2008	4,036	4,036

		10,519

Auto — Car & Light Trucks (0.13%)
BMW US Capital LLC
5.12%, 11/5/2007 (c)	3,300	3,300

Automobile Sequential (2.09%)
AmeriCredit Automobile Receivables Trust
5.32%, 11/6/2007 (b)	907	907
Americredit Prime Automobile Receivable Trust
5. 27%, 4/8/2008	12,400	12,400
BMW Vehicle Lease Trust
5.06%, 7/15/2008 (d)	8,400	8,400
Capital Auto Receivables Asset Trust
5.37%, 2/15/2008 (c)	2,253	2,253
Carmax Auto Owner Trust
5.84%, 3/17/2008	4,920	4,920
Harley-Davidson Motorcycle Trust
5.59%, 3/17/2008	5,972	5,972
Honda Auto Receivables Owner Trust
5.56%, 4/15/2008 (b)	1,694	1,694
Hyundai Auto Receivables Trust
5.29%, 4/15/2008	2,561	2,561
Merrill Auto Trust Securitization
5.35%, 2/15/2008	4,875	4,875
Triad Auto Receivables Owner Trust
5.30%, 11/12/2007	1,145	1,145
Wachovia Auto Loan Owner Trust
5.34%, 12/20/2007	2,212	2,212
World Omni Auto Receivables Trust
5.68%, 4/15/2008	5,876	5,876

		53,215

Chemicals — Diversified (0.24%)
BASF Finance Europe NV
5.17%, 10/17/2008 (c)	6,100	6,100

Commercial Banks (0.67%)
BBS Finance Ltd
5.17%, 11/2/2007 (c)	9,000	9,000
Skandinaviska Enskilda Banken AB
5.18%, 12/24/2007 (b)(c)	8,000	8,000

		17,000

Finance — Consumer Loans (0.53%)
HSBC Finance Corp
6.40%, 6/17/2008	5,100	5,129
John Deere Capital Corp
5.38%, 12/27/2007 (b)	8,335	8,335

		13,464

Finance — Investment Banker & Broker (1.10%)
Bear Stearns Cos Inc/The
4.00%, 1/31/2008	5,710	5,688
See accompanying notes

14

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Finance — Investment Banker & Broker (continued)
Goldman Sachs Group LP
5.08%, 1/25/2008 (b)(c)	$13,000	$13,000
JPMorgan Chase & Co
5.11%, 11/2/2007 (b)	2,500	2,500
Lehman Brothers Holdings Inc
5.36%, 12/27/2007 (b)	6,860	6,860

		28,048

Medical — Hospitals (0.51%)
Portland Clinic LLP/The
4.87%, 11/20/2027	12,960	12,960

Medical — Outpatient & Home Medical Care (0.26%)
Everett Clinic PS
4.97%, 5/1/2022	6,600	6,600

Money Center Banks (0.35%)
Allied Irish Bank
5.00%, 11/19/2007 (c)	9,000	9,000

Property & Casualty Insurance (0.20%)
Chubb Corp
4.93%, 11/16/2007	5,000	4,999

Special Purpose Entity (5.41%)
Advance Packaging Corp
4.92%, 10/1/2036	10,825	10,825
Aerospace Corp
4.84%, 6/1/2036 (c)	50,000	50,000
Allstate Global Life Funding Trust
5.13%, 11/5/2007	3,200	3,200
Chatham Capital Corp
4.92%, 11/1/2028	11,080	11,080
Corporate Finance Managers Inc
4.92%, 2/2/2043	16,315	16,315
Forward Corp
4.92%, 12/1/2030	3,815	3,815
Foster/Schweihofer Real Estate Co LLC
4.95%, 9/20/2033	6,475	6,475
National Coney Island Financial LLC
4.92%, 10/1/2030	6,400	6,400
NGSP Inc
4.90%, 6/1/2046	20,000	20,000
Pineview Estates LC
4.92%, 1/1/2023	5,140	5,140
Rockwood Quarry LLC
4.92%, 12/1/2022	4,200	4,200

		137,450

TOTAL BONDS		$307,433

TAX-EXEMPT BONDS (6.60%)
Alaska (0.15%)
Four Dam Pool Power Agency Dexia
4.87%, 7/1/2026	3,730	3,730

Arizona (0.44%)
Glendale Industrial Development Authority Bank of New York
4.90%, 7/1/2035	7,495	7,495
Tucson Airport Authority Inc/AZ Bank of America
4.90%, 12/1/2018	3,635	3,635

		11,130

California (2.15%)
Abag Finance Authority for Nonprofit Co
4.85%, 11/1/2031	2,000	2,000
Alameda County Industrial Development Authority Comerica Bank
4.90%, 4/1/2034	545	545
California Statewide Communities Development Fannie Mae
4.88%, 8/15/2034	900	900
City of Fairfield CA Landesbank Hessen-Thueringen
4.85%, 6/1/2034	2,000	2,000
4.85%, 6/1/2034	2,700	2,700
City of Long Beach CA Allied Irish Bank
4.90%, 11/1/2030	2,900	2,900
City of Richmond CA Fannie Mae
4.87%, 8/15/2037	3,200	3,200
City of Santa Rosa CA Lnadesbank Hessen- Thueringen
4.85%, 9/1/2024	4,740	4,740
Kern Water Bank Authority Wells Fargo
4.92%, 7/1/2028	2,700	2,700
San Jose Redevelopment Agency/CA JP Morgan Chase
4.70%, 8/1/2028	32,950	32,950

		54,635

Colorado (0.33%)
Colorado Housing & Finance Authority/CO Wells Fargo
4.92%, 4/1/2029	885	885
County of Kit Carson CO Wells Fargo
5.05%, 6/1/2027	2,100	2,100
County of Montrose CO Wells Fargo
4.92%, 6/1/2010	400	400
Sheridan Redevelopment Agency Citibank NA
4.88%, 12/1/2029	5,000	5,000

		8,385

Georgia (0.45%)
Savannah College of Art & Design Inc Bank of America
4.90%, 4/1/2024	2,300	2,300
See accompanying notes

15

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

TAX-EXEMPT BONDS (continued)
Georgia (continued)
South Fulton Municipal Regional Jail Authority MBIA
4.75%, 11/1/2017	$9,100	$9,100

		11,400

Illinois (0.73%)
Memorial Health System/IL JP Morgan Chase
5.05%, 10/1/2024	18,635	18,635

Kentucky (0.09%)
Florence KY Fifth Third Bank
4.94%, 4/15/2035	2,400	2,400

Michigan (0.34%)
Michigan State Housing Development Authority MBIA
4.85%, 6/1/2030	8,570	8,570

Minnesota (0.08%)
City of Plymouth MN FSA
5.05%, 6/1/2024	2,165	2,165

New Mexico (0.19%)
County of Bernalillo NM Bank of America
4.90%, 9/1/2030	4,775	4,775

New York (0.22%)
New York City Housing Development Corp Landesbank Hessen-Thueringen
4.70%, 6/1/2039	5,500	5,500

North Carolina (0.35%)
North Carolina Capital Facilities Finance Bank of America
4.90%, 9/1/2018	9,005	9,005

Oklahoma (0.25%)
University Hospital Bank of America
4.75%, 8/15/2021	6,260	6,260

Oregon (0.05%)
Lake Oswego Redevelopment Agency/OR Wells Fargo
4.92%, 6/1/2020	1,285	1,285

Utah (0.27%)
Utah Telecommunication Open Infrastructure Bank of America
4.90%, 7/15/2026	6,800	6,800

Washington (0.51%)
Washington State Housing Finance Commission Bank of America
4.89%, 3/15/2039	2,185	2,185
4.88%, 12/1/2040	2,020	2,020

Washington State Housing Finance Commission Fannie Mae
4.88%, 9/1/2028	1,405	1,405
4.87%, 9/15/2037	2,730	2,730
4.87%, 12/15/2037	3,855	3,855

Washington State Housing Finance Commission US Bank
5.10%, 12/ 1/2028	760	760

		12,955

TOTAL TAX-EXEMPT BONDS		$167,630

Total Investments		$2,542,440
Liabilities in Excess of Other Assets, Net — (0.02)%		(440)

TOTAL NET ASSETS - 100.00%		$2,542,000

(a)	Security is Illiquid

(b)	Variable Rate

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $100,653 or 3.96% of net assets.

(d)	Security purchased on a when-issued basis.
Portfolio Summary (unaudited)

Sector	Percent

Financial	68.94%
Consumer, Non-cyclical	9.02%
Revenue	5.09%
Asset Backed Securities	4.96%
Energy	3.18%
Communications	2.92%
Basic Materials	1.91%
Consumer, Cyclical	1.60%
Insured	1.26%
Industrial	0.89%
Tax Allocation	0.25%
Liabilities in Excess of Other Assets, Net	(0.02%)

TOTAL NET ASSETS	100.00%

See accompanying notes

16

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02	—	—

Total From Investment Operations	0.04	0.04	0.02	—	—
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)	—	—

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)	—	—

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.54%	3.96%	1.99%	0.28%	0.32%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,245	$15,280	$8,665	$7,413	$4,581
Ratio of Expenses to Average Net Assets	0.96%	0.97%	0.97%	0.97%	0.97%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	0.97	%(b)
Ratio of Net Investment Income to Average Net Assets	4.39%	3.96%	1.98%	0.31%	0.29%

	2007	2006	2005	2004		2003
MONEY MARKET FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02	—		—

Total From Investment Operations	0.04	0.04	0.02	—		—
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)	—		—

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)	—		—

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	4.32%	3.77%	1.81%	0.13%		0.16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,987	$9,517	$9,180	$6,394		$5,494
Ratio of Expenses to Average Net Assets	1.14%	1.15%	1.15%	1.12%		1.13%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.15	%(b)	1.15	%(b)
Ratio of Net Investment Income to Average Net Assets	4.21%	3.66%	1.77%	0.15%		0.12%

	2007	2006	2005
MONEY MARKET FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02

Total From Investment Operations	0.04	0.04	0.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)

Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return	4.20%	3.64%	1.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,568	$1,578	$8,627
Ratio of Expenses to Average Net Assets	1.27%	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	4.07%	3.30%	2.43%

	2007	2006	2005(e)
MONEY MARKET FUND
Class A shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.04	0.01

Total From Investment Operations	0.05	0.04	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	(0.01)

Total Dividends and Distributions	(0.05)	(0.04)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return(f)	5.02%	4.41%	1.02	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,953,474	$431,696	$344,589
Ratio of Expenses to Average Net Assets(g)	0.44%	0.54%	0.60	%(d)
Ratio of Net Investment Income to Average Net Assets	4.91%	4.35%	2.95	%(d)
See accompanying notes.

17

Financial Highlights
Principal Investors Fund, Inc.

	2007	2006	2005(e)
MONEY MARKET FUND
Class B shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.03	0.01

Total From Investment Operations	0.04	0.03	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.03)	(0.01)

Total Dividends and Distributions	(0.04)	(0.03)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return(f)	4.04%	2.90%	0.59	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$33,265	$2,976	$3,099
Ratio of Expenses to Average Net Assets(g)	1.41%	1.98%	1.87	%(d)
Ratio of Net Investment Income to Average Net Assets	3.95%	2.90%	1.67	%(d)

	2007(i)
MONEY MARKET FUND
Class C shares
Net Asset Value, Beginning of Period	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.03

Total From Investment Operations	0.03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)

Total Dividends and Distributions	(0.03)

Net Asset Value, End of Period	$1.00

Total Return(f)	2.94	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,214
Ratio of Expenses to Average Net Assets(g)	1.70	%(d)
Ratio of Net Investment Income to Average Net Assets	3.67	%(d)

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Class J shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02	—	—

Total From Investment Operations	0.04	0.04	0.02	—	—
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)	—	—

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)	—	—

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(f)	4.46%	3.82%	1.79%	0.08%	0.06%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$186,246	$157,486	$143,460	$132,551	$95,332
Ratio of Expenses to Average Net Assets	0.98%	1.11%	1.15%	1.17%	1.21%
Ratio of Gross Expenses to Average Net Assets(h)	—%	1.11%	1.15%	1.43%	1.54%
Ratio of Net Investment Income to Average Net Assets	4.37%	3.76%	1.78%	0.09%	0.04%

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Institutional shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.04	0.03	0.01	0.01

Total From Investment Operations	0.05	0.04	0.03	0.01	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)

Total Dividends and Distributions	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	5.09%	4.55%	2.56%	0.85%	0.89%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$216,988	$26,403	$140,592	$56,277	$23,684
Ratio of Expenses to Average Net Assets	0.39%	0.40%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to Average Net Assets	4.96%	4.11%	2.67%	0.89%	0.78%
See accompanying notes.

18

Financial Highlights
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Preferred shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.04	0.02	0.01	0.01

Total From Investment Operations	0.05	0.04	0.02	0.01	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Total Dividends and Distributions	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.83%	4.28%	2.30%	0.59%	0.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$86,072	$41,532	$30,291	$14,599	$8,431
Ratio of Expenses to Average Net Assets	0.65%	0.66%	0.66%	0.66%	0.66%
Ratio of Net Investment Income to Average Net Assets	4.70%	4.25%	2.30%	0.61%	0.55%

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Select shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.04	0.02	0.01	0.01

Total From Investment Operations	0.05	0.04	0.02	0.01	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Total Dividends and Distributions	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.72%	4.16%	2.17%	0.46%	0.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$13,941	$6,614	$3,495	$1,484	$10
Ratio of Expenses to Average Net Assets	0.77%	0.78%	0.78%	0.78%	0.63%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	0.78	%(b)
Ratio of Net Investment Income to Average Net Assets	4.59%	4.23%	2.28%	0.49%	0.37%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without the Manager’s voluntary expense limit.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(f)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(g)	Reflects Manager’s contractual expense limit.

(h)	Excludes expense reimbursement from Manager.

(i)	Period from January 16, 2007, date shares first offered, through October 31, 2007.
See accompanying notes.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders
Principal Investors Fund, Inc. — Money Market Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Market Fund of Principal Investors Fund, Inc. as of October 31, 2007, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the management of the Principal Investors Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Principal Investors Fund, Inc.’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Principal Investors Fund, Inc.’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund of Principal Investors Fund, Inc. at October 31, 2007, the results of its operations, the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa
December 21, 2007

20

FUND DIRECTORS
Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with the Principal Variable Contracts Fund, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “ interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.
The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**
Elizabeth Ballantine	Principal, EBA Associates since 1998.	108	The McClatchy Company
Director since 2004 Member, Nominating and Governance Committee 1948

Kristianne Blake	President, Kristianne Gates Blake, P.S.	108	Avista Corporation; Russell
Director since 2006			Investment Company; Russell
Member, Operations Committee			Investment Funds
1954

Richard W. Gilbert	President, Gilbert Communications, Inc. since 1993.	108	Calamos Asset
Director since 1985			Management, Inc.
Member, Nominating and Governance Committee 1940

Mark A. Grimmett	Executive Vice President and CFO, Merle	108	None
Director since 2004	Norman Cosmetics, Inc. since 2000.
Member, Audit Committee 1960

Fritz S. Hirsch	President and CEO, Sassy, Inc. since 1986.	108	None
Director since 2005 Member, Audit Committee 1951

William C. Kimball	Former Chairman and CEO, Medicap	108	Casey’s General Stores, Inc.
Director since 1999	Pharmacies, Inc.
Member, Operations Committee 1947

Barbara A. Lukavsky	President and CEO, Barbican Enterprises, Inc. since 1997.	108	None
Director since 1987
Member, Nominating and Governance Committee Member, Executive Committee 1940

Daniel Pavelich	Retired. Formerly, Chairman and CEO of BDO	108	Catalytic Inc.; Vaagen Bros.
Director since 2006	Seidman.		Lumber, Inc.
Member, Audit Committee 1944

Richard Yancey	Retired. Formerly, Managing Director of Dillon	108	AdMedia Partners, Inc.;
Director since 2006	Read & Co.		Czech and Slovak American
Member, Nominating and Governance			Enterprise Fund
Committee 1926

*	Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**	Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

21

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher	Director and President, Principal Management	108	None
Director, President and CEO	Corporation, since 1999. Director, Principal
Member, Executive Committee	Funds Distributor, Inc. since 2007. Director,
711 High Street, Des Moines, IA 50392	Princor since 1999. President Princor 1999-
1952	2005. Senior Vice President, Principal Life,
since 2002. Prior thereto, Vice President.

William G. Papesh	President and Director of Edge Asset	108	None
Director	Management, Inc. since 2007; President and
Member, Operations Committee	CEO of WM Group of Funds 1987-2006.
1201 Third Avenue, 8th Floor Seattle, Washington 1943

Larry D. Zimpleman	Chairman and Director, Principal Management	108	None
Director and Chairman of the Board since 2001	Corporation and Princor since 2001. President
Member, Executive Committee	and Chief Operating Officer, Principal Life
711 High Street, Des Moines, IA 50392	since 2006. President, Retirement and Investor
1951	Services, Principal Financial Group, Inc. 2003-
2006. Executive Vice President, 2001-2003,
and prior thereto, Senior Vice President,
Principal Life.
     The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Craig L. Bassett	Vice President and Treasurer, Principal Life.
Treasurer 711 High Street, Des Moines, IA 50392 1952

Michael J. Beer	Executive Vice President and Chief Operating Officer, Principal
Executive Vice President, Chief Financial Officer	Management Corporation. Executive Vice President, Principal
711 High Street, Des Moines, IA 50392	Funds Distributor, Inc., since 2007. President, Princor, since 2005.
1961

Randy L. Bergstrom	Counsel, Principal Life.
Assistant Tax Counsel 711 High Street, Des Moines, IA 50392 1955

David J. Brown	Vice President, Product & Distribution Compliance, Principal Life.
Chief Compliance Officer	Senior Vice President, Principal Management Corporation since
711 High Street, Des Moines, IA 50392	2004. Senior Vice President, Principal Funds Distributor, Inc.,
1960	since 2007. Second Vice President, Princor, since 2003, and prior thereto, Vice President, Principal Management Corporation and
Princor.

Jill R. Brown	Second Vice President, Principal Financial Group and Senior Vice
Senior Vice President	President, Principal Management Corporation and Princor, since
11000 Investment Blvd, El Dorado Hills, CA 95762	2006. Chief Financial Officer, Princor since 2003. Vice President,
1967	Princor 2003-2006. Senior Vice President and Chief Financial
Officer, Principal Funds Distributor, Inc., since 2007. Prior thereto,
Assistant Financial Controller, Principal Life.

Steve Gallaher	Second Vice President and Counsel, Principal Life since 2006.
Assistant Counsel	Self-Employed Writer in 2005. 2004 and prior thereto Senior Vice
711 High Street Des Moines, IA 50392	President and Counsel of Principal Residential Mortgage, Inc.
1955

Ernie H. Gillum	Vice President and Chief Compliance Officer, Principal
Vice President, Assistant Secretary	Management Corporation, since 2004, and prior thereto, Vice
711 High Street Des Moines, IA 50392	President, Compliance and Product Development, Principal
1955	Management Corporation.

Patrick A. Kirchner	Counsel, Principal Life.
Assistant Counsel 711 High Street, Des Moines, IA 50392 1960

22

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Carolyn F. Kolks	Counsel, Principal Life, since 2003 and prior thereto, Attorney.
Assistant Tax Counsel 711 High Street, Des Moines, IA 50392 1962

Sarah J. Pitts	Counsel, Principal Life.
Assistant Counsel 711 High Street, Des Moines, IA 50392 1945

Layne A. Rasmussen	Vice President and Controller – Mutual Funds, Principal
Vice President and Controller	Management Corporation.
711 High Street, Des Moines, IA 50392 1958

Michael D. Roughton	Vice President and Senior Securities Counsel, Principal Financial
Counsel	Group, Inc. Senior Vice President and Counsel, Principal
711 High Street, Des Moines, IA 50392	Management Corporation, Principal Funds Distributor, Inc., and
1951	Princor. Counsel, Principal Global.

Adam U. Shaikh	Counsel, Principal Life, since 2006. Prior thereto, practicing
Assistant Counsel	attorney.
711 High Street, Des Moines, IA 50392 1972

Dan Westholm	Director Treasury, since 2003. Prior thereto, Assistant Treasurer.
Assistant Treasurer 711 High Street, Des Moines, IA 50392 1966

Beth Wilson	Director and Secretary, Principal Funds, since 2007. Prior thereto,
Secretary	Business Manager for Pella Corporation.
711 High Street, Des Moines, IA 50392 1956
The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.
The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.
The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.
The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.
Additional information about the Fund is available in the Prospectuses dated May 29, 2007 and the Statement of Additional Information dated May 29, 2007. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.
PROXY VOTING POLICIES
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852 or at www.sec.gov.
SCHEDULES OF INVESTMENTS
The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.
SOURCE OF DISTRIBUTIONS
To the extent that distributions paid by the Funds are comprised of something other than income or capital gains, such as a return of capital, a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and should not be reported for tax purposes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

23

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS
During the period covered by this report, the Board of Directors of Principal Investors Fund, Inc. (PIF) approved (1) two subadvisory agreements relating to the High Yield Fund series of PIF (“High Yield Fund”), one with Lehman Brothers Asset Management LLC (“Lehman Brothers”), the other with J.P. Morgan Investment Management, Inc. (“J.P. Morgan”); (2) an amendment to the subadvisory agreement with Principal Global Investors (“PGI”) and an amendment to the Management Agreement with Principal Management Corporation (the “Manager”) relating to the addition of the LifeTime 2015 Fund, LifeTime 2025 Fund, LifeTime 2035 Fund, LifeTime 2045 Fund, and the LifeTime 2055 Fund (the “New LifeTime Funds”); and (3) annual review and renewal of the Management Agreement and the Subadvisory Agreements relating to all Funds. In preparation for their approval process, the Independent Directors met with independent legal counsel in advance of the meeting to discuss the information provided.
Lehman Brothers and J.P. Morgan Subadvisory Agreements
At its June 11, 2007 meeting, the board considered whether to enter into subadvisory agreements with Lehman Brothers and J.P. Morgan relating to the High Yield Fund.
In approving the subadvisory agreements, the board considered the nature, quality and extent of services to be provided under each proposed subadvisory agreement. The board considered the reputation, qualifications and background of each proposed Subadviser, investment approach of each Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of the Fund and the resources available to such personnel. The board also considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisers for the PIF Funds and that the due diligence program recommended Lehman Brothers and J.P. Morgan.
The board reviewed historical composite performance of each proposed Subadviser compared to its Morningstar, Inc. (“Morningstar”) peer group and relevant benchmark index. The board noted that as of March 31, 2007, each proposed Subadviser had outperformed its category and benchmark index over the last one, three and five year periods. The board concluded, based on this information, that investment performance was expected to be satisfactory.
The board noted that the proposed subadvisory fees match the subadvisory fee of the existing subadviser to the Fund. The board also considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and each proposed Subadviser and that the Manager will compensate each proposed Subadviser from its fees. The board also noted Lehman Brothers representation that, while it manages a number of institutional accounts for which the average fee is slightly lower than its proposed subadvisory fee, such lower average fees can be attributed to larger asset levels or other considerations. The board noted J.P. Morgan’s representation that its proposed subadvisory fee is not higher than fees it charges to its other subadvisory clients. On the basis of the information provided, the board concluded that the proposed subadvisory fee schedules were reasonable and appropriate.
In considering profitability, the board noted that there would be no immediate impact to the Manager’s profitability because the proposed subadvisory fees match that of the existing subadviser to the Fund. The board also noted that it need not review the estimated levels of profits to Lehman Brothers or J.P. Morgan because the Manager will compensate each proposed subadviser from its own management fees and the Manager has negotiated each proposed subadvisory agreement with each proposed Subadviser at arm’s length. The board considered whether there are economies of scale with respect to the services each Subadviser proposed to provide to the Fund. The board considered the capacity constraints of the investment style and concluded that each fee schedule reflects an appropriate recognition of any economies of scale at current asset levels even though the subadvisory fee schedules do not include breakpoints. The board also considered the character and amount of other incidental benefits to each proposed subadviser and found the subadvisory fees were reasonable in light of these fall out benefits.
Management Agreement and PGI Subadvisory Agreement
At its September 10, 2007 meeting, the board considered whether to amend its current subadvisory agreement with PGI to add the New LifeTime Funds and whether to amend the Management Agreement to add the New LifeTime Funds.
In approving the amended subadvisory agreement with PGI, the board considered the nature, quality and extent of services to be provided under the proposed amended subadvisory agreement. The board considered the reputation, qualifications and background of PGI, its investment approach and the resources available to its personnel, and the experience and skills of investment personnel responsible for the day-to-day management of the Fund. The board noted that PGI also acts as subadviser for the other LifeTime Funds. In addition, the board considered that the Manager’s due diligence program recommended PGI.
In approving the amended Management Agreement, the board considered the nature, quality and extent of services to be provided under the amended Management Agreement, including administrative services. The board noted that, in connection with considering the renewal of the management agreement for the other PIF Funds, including the other PIF LifeTime Funds, the board had (1) reviewed the services the Manager provides to the other PIF funds under the Management Agreement; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that the Manager provides appropriate resources under the Management Agreement for the existing funds; (3) considered the rigorous program the Manager has developed for identifying, recommending, monitoring and replacing subadvisers for the PIF funds and concluded that this due diligence process was working well; and (4) considered the compliance program the Manager has established and the level of compliance the Manager has attained. Based upon all relevant factors, the board concluded that the nature, quality and extent of the services the Manager is expected to provide to each New LifeTime Fund under the Management Agreement are satisfactory.
Because the New LifeTime Funds are newly created, no investment performance was available for review. However, the board reviewed the long-term performance record of the existing PIF LifeTime Funds. The board concluded, based on its experience with other PIF Funds, including other PIF LifeTime Funds, that the Manager has in place an effective process to monitor performance, to encourage remedial action and to make changes in the Subadviser at the appropriate time, if necessary.
With regard to fees and expenses, the board noted that the proposed subadvisory fee and the management fee are identical to the subadvisory fee and management fee of the existing PIF LifeTime Funds. The board had previously received information from the Manager, based on data supplied by Lipper Inc. (“Lipper”), comparing the subadvisory fees and management fees of the existing PIF LifeTime Funds to fees of mutual funds in the peer expense group and peer subadvised expense universe. The board noted that PGI represented that the proposed subadvisory for the New LifeTime Funds was not more than the fee it charges to other, similarly managed funds. The board concluded that the proposed subadvisory fee and management fee schedules were reasonable and appropriate in light of the anticipated quality of services to be provided.

24

In considering profitability, the board noted that the New LifeTime Funds are newly created, and that there were no statistics on profitability. The board received information regarding forecasts of profitability to the Manager, which was expected to be negative in the first year due to start-up costs. The board also noted that they need not review the estimated levels of profits to PGI because the Manager will compensate PGI from its own management fees. The board considered whether there are economies of scale with respect to the New LifeTime Funds given the anticipated accumulation of assets during the contractual period and whether the New LifeTime Funds will benefit from any such economies of scale through breakpoints in fees. The board noted that the proposed management fees but not the subadvisory fees include breakpoints and that the underlying funds that these fund-of-funds invest in also contain breakpoints that pass through economies of scale to the shareholders. The board concluded that the fee schedule for each New LifeTime Fund reflects an appropriate recognition of any economies of scale. The board also considered the character and amount of other incidental benefits, noting that PGI does not use soft dollars. The board found the subadvisory fees and management fees were reasonable in light of these fall out benefits.
Annual Review and Renewal of Management Agreement and Subadvisory Agreements.
Also at its September 10, 2007 meeting, the board performed its annual review and renewal of the Management Agreement and the Subadvisory Agreements relating to all Funds.
Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of PIF, as defined in the 1940 Act (the “Independent Directors”), annually to review and consider the continuation of: (i) the Management Agreement with the Manager as it relates to each of the sixty-seven series of PIF (each series is referred to as a “Fund”), and (ii) the investment subadvisory agreements between the Manager and each of Alliance Capital Management L.P.; American Century Investment Management, Inc.; Ark Asset Management Co., Inc.; Alliance Bernstein Investment Research and Management; Barrow, Hanley, Mewhinney & Strauss; BNY Investment Advisers; Columbus Circle Investors (“CCI”); Dimensional Fund Advisors, Inc.; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex; Fidelity Management and Research Company; Goldman Sachs Asset Management, L.P.; J.P. Morgan Investment Management, Inc.; Jacobs Levy; Lehman Brothers Asset Management LLC; Los Angeles Capital Management and Equity Research, Inc.; Mazama Capital Management, Inc.; Mellon Equity Associates, LLP; Morgan Stanley Investments LP; Neuberger Berman Management, Inc.; Post Advisory Group, LLC (“Post”); Principal Real Estate Investors, LLC (“Principal-REI”); Principal Global Investors, LLC (“PGI”); Spectrum Asset Management, Inc. (“Spectrum”); T. Rowe Price Associates, Inc.; Turner Investment Partners, Inc.; UBS Global Asset Management (Americas), Inc.; and Vaughan Nelson Investment Management, LP; (the Subadvisers). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”
At a meeting held on September 10, 2007, the board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Manager and each Subadviser and the continuation of the Advisory Agreements. On August 13, 2007 and September 9, 2007, the Independent Directors also met independently of Fund management and the directors who are interested persons of PIF with their independent legal counsel and an independent consultant. In evaluating the Advisory Agreements, the board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of each Fund compared to the investment performance of a broad based industry category determined by Morningstar and a market index, (ii) a comparison of each Fund’s management fee (at current asset levels and theoretical asset levels) and expense ratio (at current asset levels) to the advisory fee and expense ratio for the mutual funds in a narrow peer group and a broad-based industry category, both selected by Lipper, (iii) fee schedules applicable to the Manager’s and the Subadvisers’ other clients, (iv) the Manager’s financial results and condition, including its profitability from services it performed for each Fund, (v) an analysis of the Manager’s and each Subadviser’s allocation of the benefits of economies of scale (vi) the Manager’s and each Subadvisers’ record of compliance with applicable laws and regulations, and with each Fund’s investment policies and restrictions, and (vii) the nature and character of the services the Manager and each Subadviser provides to each Fund.
Nature, Extent and Quality of Services
With regard to the Manager, the board considered the nature, quality and extent of services provided under the Management Agreements, including administrative services. The board considered the experience and skills of senior management leading fund operations, the experience and skills of the Manager’s personnel, the resources made available to such personnel, the Manager’s ability to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The board also considered the Manager’s program for identifying, recommending, monitoring and replacing Subadvisers. The board concluded that this due diligence process was working well. The board also considered the compliance program established by the Manager and the level of compliance attained for the Funds.
With regard to each Subadviser, the board considered the reputation, qualifications and background of each Subadviser, the investment approach of each Subadviser, the experience and skills of each Subadviser’s investment personnel, the resources made available to such personnel, and each Subadviser’s compliance with each Fund’s investment policies and compliance in general. The board also considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.
Based on all relevant factors, the board concluded that the nature, quality and extent of the services the Manager and each Subadviser provides to each Fund were sufficient to support renewal of the Advisory Agreements.
Investment Performance
The board reviewed each Fund’s investment performance over longer-terms (three and five year periods), when available, and otherwise for a short-term (one year) period, and compared those returns to various agreed-upon performance measures, including market indices and peer group data based upon a broad based, industry category determined by Morningstar (“Morningstar Category”). The board also considered whether each Fund’s performance results were consistent with the Fund’s investment objective and policies. As to each Fund, the Manager had advised the board either that the investment services delivered by the Subadviser to the Fund were reasonable or the Subadviser’s longer-term track record justified continuing the contract with more in-depth monitoring.
Based upon all relevant factors, the board concluded that either: (i) the investment performance of each Fund either met or exceeded acceptable levels of investment performance, and was therefore satisfactory; or (ii) although the Fund experienced underperformance, based upon the Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreements. In each case involving underperformance, the board concluded that the Manager was providing effective monitoring.
The board noted that the Manager does not directly control investment performance, but rather engages the Subadvisers that manage the portfolios. The board concluded that the Manager has in place an effective due diligence process to monitor performance, to encourage remedial action and to make changes in the Subadviser at the appropriate time, if necessary. Therefore, the board concluded that the Manager’s performance was satisfactory with respect to investment performance.

25

Investment Management and Subadvisory Fees
The board considered the management fees and total expense ratios for each Fund. The board received information, based on data supplied by Lipper, comparing each Fund’s contractual (at current asset levels and at theoretical asset levels) and actual (after fee waivers) management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class A shares, where available, and otherwise for Class I shares to advisory fees and expense ratios of the mutual funds in a narrow peer group identified by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”).
In assessing whether the management fee was reasonable, the board considered a variety of factors, including the amount of the fee, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, services provided, performance and profitability. For most funds, management fees and expense ratios were within the third quartile or better when compared to their Expense Group or Expense Universe, which the board considered reasonable. For Funds with management fees within the fourth quartile, the board concluded that, taking into account all other relevant factors, including expense ratios, the management fees were reasonable. The board also considered that certain comparable Funds have different management fees and concluded that in each case the fee was reasonable given the Fund’s particular circumstances.
Considering all factors they deemed relevant, the board concluded that the management fee schedule for each Fund, with the changes proposed by the Manager, was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.
The board also considered each Fund’s subadvisory fees. The board evaluated the subadvisory fees based upon data supplied by Lipper, which compared the contractual subadvisory fees to available information about subadvised funds in the Expense Universe (“Subadvised Expense Universe”).
For each Subadviser not affiliated with the Manager (“Unaffiliated Subadvisers”) (each Subadviser except PGI, Principal-REI, Edge, Columbus Circle, Post and Spectrum) the board considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and each Subadviser and that the Manager compensates the Subadviser from its fees.
For the Subadvisers that reported fees for “Other Clients” with comparable investment policies and receiving comparable services, the board noted that most Subadvisers did not charge higher fees to the Manager than they charged to their Other Clients. For the Subadvisers that charged higher fees to the Manager than to their Other Clients, the board noted that, based on representations made by those Subadvisers, the higher fees were generally a result of fewer assets, different level of services provided, and/or a different competitive environment at the time of the initiation of the relationship, which had resulted in the lower fees charged to the Other Clients.
For Funds with Affiliated Subadvisers (PGI, Principal-REI, Edge, Columbus Circle, Post and Spectrum), the board noted that the Subadviser is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee.
Based upon all of the above, the board determined that the subadvisory fees for each Fund were reasonable.
Profitability
The board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the applicable Advisory Agreements. The board also received information regarding the enterprise-wide profitability the Manager derives with respect to all fund services in totality and each Fund individually. Given the recent acquisition of WM Advisors by Principal Financial Group, and the changes in asset size, fee structure, and expense caps related to the Funds arising from the combination of the two fund complexes, the Manager provided projected 2007 profitability for the board’s review, as the Manager believed it better reflected current profitability. The board concluded that the profitability to the Manager from the management of each Fund (including the profitability to PGI) was not unreasonable, taking into account the reasonableness of the Fund’s management fees and total expenses, and given the quality of investment performance.
In concluding that each Unaffiliated Subadviser’s anticipated profit would not be unreasonable, the board determined that it need not review estimated levels of profit to each Unaffiliated Subadviser because, as the board noted, the Manager will compensate each Unaffiliated Subadviser from its own management fees and the Manager had negotiated the subadvisory agreement with each Unaffiliated Subadviser at arm’s length.
Economies of Scale
The board considered whether there are economies of scale with respect to the management of each Fund and whether each Fund benefits from any such economies of scale through breakpoints in fees. The board also reviewed the level at which breakpoints occur and the amount of the reduction. The board also considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of each Fund. The board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale at current asset levels. The board noted that the management fees for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund and SmallCap S&P 600 Index Fund do not include breakpoints. Although their management fee schedules do not contain breakpoints, the board noted that each Index Fund has a relatively low basis-point fee for initial Fund assets and the board concluded that these Funds do not generate sufficient economies of scale at their current asset size to justify a breakpoint at this time. For the Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, and the Principal LifeTime Strategic Income Fund, the board noted that the Manager agreed to establish a breakpoint for each Fund for assets above $3 billion. In addition, the board noted that the underlying funds in which these funds-of-funds invest contain breakpoints that pass through economies of scale to the shareholders.
The board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The board also considered whether the effective subadvisory fee rate for each Fund under each Subadvisory Agreement is reasonable in relation to the asset size of each Fund. The board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.
Other Benefits to the Manager and Subadvisers
The board received and considered information regarding the character and amount of other incidental benefits the Manager, its affiliates and each Subadviser receive as a result of their relationship with PIF, including each Subadviser’s soft dollar practices. The board concluded that, taking into account any incidental benefits the Manager and each Subadviser receive, the management and subadvisory fees for each Fund were reasonable.
Overall Conclusions
Based upon all of the information it considered and the conclusions it reached, the board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.

26

Intentionally Left Blank

Intentionally Left Blank

WE’LL GIVE YOU AN EDGESM
A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.
This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.
To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.
For more information about this fund, including its full name, please see the Principal Investors Fund, Inc. prospectus or visit www.principalfunds.com.
Class A, B, and C shares of Principal Investors Fund, Inc. are distributed by Principal Funds Distributor, Inc. Other share classes are distributed by Princor Financial Services Corporation, member SIPC. Principal Funds Distributor and Princor are members of the Principal Financial Group®, Des Moines, IA 50392. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, and Principal Investors Fund, Inc. are collectively referred to as Principal Funds.

Princor Financial Services Corporation	Principal Funds Distributor, Inc.
711 High Street	Member FINRA
Des Moines, IA 50392	1100 Investment Blvd. Suite 200
El Dorado Hills, CA 95762
FV 315- 4 | 12/2007 | #8722122009
©2007 Principal Financial Services, Inc.
Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370
Do not use this address for business correspondence.

CLASS A, B, & C SHARES
Principal Strategic Asset Management (SAM) Portfolios
and Principal LifeTime Funds
Annual Report
for Asset Allocation Investments
October 31, 2007

Not FDIC Insured
May Lose Value • Not a Deposit • No Bank Guarantee
Not Insured by any Federal Government Agency

Dear Shareholder,
Over the next two decades, 80 million Americans are expected to retire, according to the Social Security Administration. This means that more Americans will be relying on a combination of personal savings, pensions, and the returns generated by their investments in mutual funds and other retirement accounts, such as 401(k)s. Since retirement is such a major event facing many Americans, we believe that offering a wider choice of investment options is critical for helping our shareholders reach their retirement and other investing goals.
Benefiting from Diversification
We believe lifestyle funds are especially attractive to people planning for retirement. This is why we are especially proud to be one of the industry’s largest providers of target-date (Principal LifeTime Funds) and target-risk (Principal Strategic Asset Management Portfolios) funds.1
One central theme we have diligently applied in retirement investing is diversification. Academic studies have shown that the asset allocation decision accounts for the majority of the variations in investment returns.2 This means that different combinations of stocks, bonds, real estate and, increasingly, international equities, should comprise the basic investment building blocks in most investment portfolios. Experience shows that diversification can help shareholders reach their investment goals, while also helping to mitigate the investment risks that are inherent in our rapidly changing global economy.
The Reality of Globalization
Today, about two-thirds of the investment universe is based outside the United States.3 This is a major reason why we launched two new international funds — the Principal Global Real Estate Securities Fund and the Principal International Growth Fund —for our individual shareholders in October 2007 to complement our other international mutual funds. We feel that globalization further strengthens the case for portfolio diversification.
International investing is certainly not new for us. Principal Global Investors, our institutional investment arm and one of the sub-advisors of the Principal Investors Fund, Inc., has been investing outside the U.S. since 1987. Today, Principal Global Investors manages more than $244.5 billion in assets and was ranked as the thirty-ninth largest manager of non-U.S. securities, out of 300 managers profiled by Institutional Investor magazine.4
I am also pleased to report that the Principal Financial Group® received national recognition in May for its ethical practices.5 We are proud to be recognized with this award as it reflects our core value of integrity and our commitment to helping our shareholders reach their financial goals now and in the years ahead.
Sincerely,
Ralph C. Eucher, President & CEO
Principal Funds

Note: Neither asset allocation nor diversification guarantee a profit or protect against a loss.
International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.
1	Principal Financial Group was ranked as the fifth largest manager of lifecycle funds (including target-date and target-risk) by Financial Research Corporation as of the second quarter, 2007.

2	G.P. Brinson, L.R. Hood, and G.L. Beebower, “Determinants of Portfolio Performance,” Financial Analysts Journal, January/February 1995.

3	S&P Citigroup Global Equity Indices.

4	Managers ranked by non-U.S. securities under management as of Dec. 31, 2006. “II 300,” Institutional Investor, July 17, 2007. Includes institutional, retirement, and retail fund assets.

5	Ethisphere Magazine, May 2007, named Principal Financial Group, Inc. as one of “the world’s most ethical companies.”

1

Lessons from the 1987 Crash:
The Benefits of Asset Allocation and Emotional
Control in a Volatile Market
October 19, 2007, marked the 20th anniversary of what became known as the “Black Monday” stock market crash. On that day, the Dow Jones Industrial Average declined 508 points, or 22.61%, making it the largest one-day market decline in history.
After this event, no less than 77 separate studies were conducted to find the reason for the decline. Academics, regulators, the Federal Reserve, industry groups, exchanges, and financial firms each offered their own sets of reasons, but no single cause was ever discovered. The decline was so rare that Mark Rubinstein, professor of Applied Investment Analysis at the University of California at Berkeley, estimated this stock market event would only occur once in 20 billion years.
Black Monday caused a worldwide financial ripple, but the market recovered and eventually went into a four-and-a-half year long growth mode throughout the 1990s, until the technology bubble burst in the spring of 2000. The resulting bear market of 2000 to 2002 was more widespread. It was not until May 30, 2007, that the S&P 500® Index surpassed its previous high set on March 24, 2000.
Today, portfolio diversification is better understood and appreciated as a way to mitigate broad market declines. But diversification can have a very broad meaning. This point was driven home on Black Monday when Martin J. Schafer, a portfolio manager with Principal Global Investors, was working in the fixed-income department. He remembers watching intently as bond prices increased while stock prices fell. Martin saw investment professionals in the same room experience the same event in two dramatically different ways: equity fund portfolio managers were shocked at the rapid decline, while bond managers benefited as their holdings increased in price.
Today, Martin is the portfolio manager for the Principal Inflation Protection Fund, and he still vividly remembers Black Monday. “That day drove home a simple point: if you don’t have all of your eggs in one basket, and you systematically rebalance your portfolio, you generally do not suffer as much investment loss during a steep market decline. Some components of the portfolio can appreciate, and others can decline, and over time, based on what we have seen historically, you should see more gains than losses.”
“Black Monday”: the largest single-day market decline in history Dow Jones Industrial Average (01/01/87 – 12/31/87)
The stock market crash on October 19, 1987, known as “Black Monday,” saw the Dow Jones Industrial Average fall 22.61%, yet the Index rebounded by December. While 77 separate studies were conducted to find the cause for “Black Monday,” no single reason was ever discovered.

2

In his personal investment portfolio today, Martin uses a broad definition of the major asset classes. In his personal bond portfolio, Martin holds mutual funds that are comprised of bonds of various maturities including commercial mortgage-backed securities, corporate bonds, agency bonds, U.S. Treasury securities, inflation bonds, and mortgage-backed bonds. His equity exposure includes a variety of different equity styles and capitalizations, including international stocks. He also owns or has owned farm land, houses, and commercial properties.
“In 1987, you did not have that many investment choices, so diversification was more difficult,” Martin says. “Today, we almost have too many choices, but the fact remains that it’s better to own a variety of asset classes than too few.”
Control Thyself
While diversification is an essential part of an effective investment strategy, investors also have to learn to control their emotions. One industry study* conducted in 2007 found that investors succumb to their own emotions, which often causes them to act against their own best interests. For instance, investors buy in rising markets and sell in falling markets.
This same study found that historically, the longer an investor held their investment, the greater potential for returns. Investors with the longest holding periods were those who owned (in this order) asset allocation funds, fixed-income funds, and equity funds. Of the three categories, the average investor in asset allocation funds held their funds the longest (an average of 4.9 years) over the five time periods studied (1-, 3-, 5-, 10-, and 20-year). As a result, these investors successfully weathered the bear market of 2000 – 2002.
Behavioral finance tells us that many investors hurt themselves because they have twice the emotional response to losses as to gains. Losses trigger an avoidance response that makes investors anxious. Instead of panicking, investors should re-evaluate their risk tolerance level for each type of asset. While there are many factors to consider when devising an investment plan, it’s clear that asset allocation and controlling your emotions are two of the essentials.
Asset allocation investors have had longer retention periods
Since asset allocation funds take a lot of the guesswork out of investing, investors tend to hold them for longer time periods compared to investors in equity and fixed-income funds. This 20-year analysis shows these differences. The Dalbar study found that frequent mutual fund exchanges are tied to lower overall returns. (Note: Asset allocation/diversification does not guarantee a profit or protect against a loss.)

*	Source: Dalbar, Inc., Quantitative Analysis of Investor Behavior 2007. This study covered the period from January 1987 through December 2006 for equity funds, fixed-income funds, and asset allocation funds.

3

Economic & Financial Market Review
Sub-prime Contagion Threatens Capital Markets
The period began with the continuation of a multi-year trend where the persistence of low market volatility encouraged investors to seek out the riskiest asset classes. The tone of the market changed in early 2007 when the first wave of fears concerning the sub-prime mortgage market appeared. Initially, broad equity markets were resilient. However, risk aversion surged soon after, prompted by the near collapse of two highly levered hedge funds in the spring of 2007. The hedge funds faltered under the weight of their sub-prime mortgage exposure, which worried many investors who were already fearful of the potential spread of sub-prime issues to the broad capital markets.
Investors’ worst fears materialized during July and August as the woes of the sub-prime sector proved not to be isolated. As delinquencies spiked and ratings downgrades mounted, investors were forced to liquidate assets to cover losses in sub-prime debt. The global capital markets seized as sub-prime exposure, in a variety of increasingly intricate instruments, negatively affected many hedge funds, institutional investors, and financial institutions.
Aggressive Fed Cut Keeps Markets Afloat
The Federal Reserve (the Fed) began the period with a hawkish stance, stating that inflation remained the predominant policy concern amidst tight labor markets and solid capacity utilization. The Fed tried to stay on the sidelines as the sub-prime fallout unfolded, but the extreme illiquidity of early August forced them into action with an unusual 50 basis point (0.50%) reduction in the discount rate, the rate at which banks can borrow from the Fed. The Fed then followed up with a better than expected 50 basis point cut to the federal funds rate on September 18, providing tremendous relief to the markets. A 25 basis point cut to the federal funds rate followed on October 31.
Despite Volatility, Equities Post Positive Results
Equity markets performed well throughout much of the last 12 months, due in part to a surge in private equity-financed merger and acquisition activity as well as share buyback programs. Risk aversion spiked to the detriment of stocks during the summer, when the magnitude of the sub-prime issues became evident. However, equity markets rebounded once the Fed stepped in. A flurry of substantial write-offs related to sub-prime debt on the behalf of major financial institutions led to further volatility in the last month of the period.
Value stocks, weighed down by the beleaguered financials sector, significantly trailed their growth counterparts within this environment. The outperformance of growth stocks was also fueled by favorable results in the technology space. Large caps outpaced small caps, as they are generally deemed to be better suited to outperform as domestic growth moderates.
Foreign stocks vastly outperformed U.S. stocks during the period. Developed market returns were overshadowed by tremendous results in emerging markets, which benefited from robust commodity prices and favorable growth dynamics. The substantial depreciation of the U.S. dollar boosted returns for all U.S. dollar-based investors.

4

Public Real Estate Suffers in Market Correction
The public real estate market, as represented by the MSCI REIT Index, was the only major asset class to generate negative returns for the last 12 months. Most of the underperformance was isolated in July and August, when the credit market turmoil was at its worst. Although fundamentals in the sector remained favorable, investor concern that the sub-prime issues in the residential real estate market would spread to the commercial arena weighed on results. The sector did revive in August and finished the period on a strong note.
Treasury Yield Curve Steepens and Short-term Rates Rally in Volatile Period
The yield curve began the period in an inverted shape, where the ten-year Treasury yield was slightly below that of the 2-year. Short-term rates rallied, however, thanks in part to the aggressive Fed moves. Long-term rates rose slightly, reflecting investor concern that the Fed would be unable to control inflation with its dovish rate stance.
Fixed-income markets posted positive absolute returns in this environment, led by the high-yield sector. Although this sector suffered during the summer’s credit turmoil, it rebounded in September and October and was able to build on a substantial lead established in the first half of the 12-month period. Within the investment-grade Lehman Brothers Aggregate Bond Index, government securities outperformed at the expense of all spread sectors. Commercial mortgage-backed securities were the worst performers, due in part to investor concern about a deterioration in underwriting standards. Mortgage-backed securities issued by the government agency, Ginnie Mae, and the government-sponsored entities, Fannie Mae and Freddie Mac, generated the best results within the troubled spread sectors. These securities performed well due to their liquidity, performance guaranty, tighter underwriting standards, and lack of exposure to sub-prime borrowers.
Value of a $10,000 Investment S&P 500* Lehman Brothers Aggregate Bond Index* October 31, 2006 – October 31, 2007 MSCI EAFE Index*

*	Indices are unmanaged, and individuals cannot invest directly in an index. Returns shown for indices assume reinvestment of all dividends and distributions. See glossary on page 28 for definitions of indices.

5

SAM Flexible Income Portfolio
Portfolio Managers:
Asset Allocation Team
Edge Asset Management, Inc.
What contributed to or detracted from Portfolio performance during the fiscal year?
The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.
Although the U.S. bond market rose, with benchmark bond yields on U.S. Treasuries falling below 5% by the end of the period, spread products (non-U.S. Treasury securities that offer higher yields than government bonds) lagged, and the Portfolio’s exposures to corporate and mortgage-backed securities were detractors from overall performance. On the other hand, high-yield bonds contributed to performance through strong absolute gains and continued outperformance by the underlying high-yield fund. Amid advancing stock markets, the Portfolio’s overweighting in equities proved beneficial. In particular, its increased emphasis on domestic large-cap growth equities contributed to performance results, as large-cap stocks generally outperformed their small-cap counterparts, and growth stocks outperformed value stocks in a slowing U.S. economic environment. In contrast, as the outlook for housing deteriorated and the sub-prime lending crisis hit, the Portfolio’s allocation to real estate investment trusts (REITs) had a negative impact on performance.
Were there any changes to the Portfolio’s composition during the fiscal year?
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Over the period, the Portfolio absorbed equity market gains and underlying fund adjustments that combined to slightly raise its equity exposure along with the overweighting in large-cap growth stocks. The management team maintained fixed-income allocations that focused on mortgage-backed and corporate securities.
The Portfolio ended the period with an overall allocation of 27% equities and 73% fixed-income securities that reflected diversification across 14 asset classes.
What is the outlook for the Portfolio?
The outlook for U.S. housing sales and new construction deteriorated even further during the third quarter and over the last month of the fiscal year. The housing sector is in the middle of a severe recession, but management believes that the U.S. economy remains relatively healthy otherwise. Declining interest rates and a slowing economy have some investors worried about a recession. However, the management team doesn’t expect a recession on the horizon. Instead, they see a Federal Reserve that is gradually easing, global liquidity that is ample, corporate balance sheets that remain strong, and unemployment that remains low.
The Portfolio’s equity allocations continue to reflect an investment strategy that favors growth equities over value and large-cap stocks over small- and mid-cap stocks. Within fixed-income securities, the management team has a bias toward U.S. Treasury securities over other spread products.
See glossary on page 28 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio’s performance between 1996 and 1999 benefited from agreements to limit the Portfolio’s expenses. Periods of less than one year are not annualized.

6

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns displayed are based on net total investment expense.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Average Annual Total Returns1 as of October 31, 2007

						Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	10-Year	Inception	Date	Inception Date
Class A Shares	Excluding Sales Charge	7.54%	5.85%	7.06%	6.27%	6.94%	7/25/96	—
	Including Sales Charge	2.74%	4.24%	6.08%	5.78%	6.51%
Class B Shares	Excluding Sales Charge	6.72%	5.06%	6.25%	5.63%	6.38%	7/25/96	—
	Including Sales Charge	1.72%	3.84%	5.93%	5.63%	6.38%
Class C Shares	Excluding Sales Charge	6.76%	5.09%	6.27%	5.44%	6.09%	3/1/02	7/25/96
	Including Sales Charge	5.76%	5.09%	6.27%	5.44%	6.09%
Lehman Brothers Aggregate Bond Index[3]		5.38%	3.88%	4.42%	5.91%	6.39%
S&P 500[3]		14.56%	13.16%	13.88%	7.10%	9.95%
Capital Market Benchmark[3]		7.34%	5.80%	6.41%	6.42%	7.31%
Morningstar Conservative Allocation
Category Average[3]		8.11%	6.76%	7.82%	5.36%	6.45%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio
As shown in the 5/29/07 prospectus.
Class A Shares	1.23%	1.23%
Class B Shares	2.00%	2.00%
Class C Shares	1.99%	1.99%

Average annual total returns[1] including sales charge as of 9/30/07:

Class A Shares:	2.72% (1-year); 6.11% (5-year); 5.66% (10-year); 6.44% (since inception)

Class B Shares:	1.76% (1-year); 5.94% (5-year); 5.51% (10-year); 6.31% (since inception)

Class C Shares:	5.72% (1-year); 6.27% (5-year); 5.30% (10-year); 6.02% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change
Asset Class
Mortgage- & Asset-Backed Bonds	37%	37%	0%
Investment-Grade Corporate Bonds	18%	19%	-1%
High-Yield Corporate Bonds	9%	10%	-1%
U.S. Government Securities	7%	6%	+1%
U.S. Large-Cap Growth Stocks	9%	8%	+1%
U.S. Large-Cap Value Stocks	6%	6%	0%
U.S. Mid-Cap Growth Stocks	4%	4%	0%
U.S. Mid-Cap Value Stocks	2%	2%	0%
REITs	2%	2%	0%
Convertible Securities	1%	1%	0%
Non-U.S. Developed Market Stocks	1%	1%	0%
U.S. Small-Cap Growth Stocks	1%	1%	0%
U.S. Small-Cap Value Stocks	1%	1%	0%
Cash Equivalents	2%	2%	0%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

4	May not reflect the current portfolio composition. Please see this report’s schedules of investments for a list of the Portfolio’s underlying funds.

7

SAM Conservative Balanced Portfolio*
Portfolio Managers:
Asset Allocation Team
Edge Asset Management, Inc.
What contributed to or detracted from Portfolio performance during the fiscal year?
The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.
The Portfolio’s overweighting in equities proved beneficial during the fiscal year. In particular, the Portfolio’s increased emphasis on domestic large-cap growth equities contributed to strong results, as large-cap stocks generally outperformed their small-cap counterparts, and growth stocks outperformed value in a slowing U.S. economic environment. In addition, an overweighting in both international developed and emerging market equities helped the Portfolio’s one-year results, as economies abroad flourished, and as strong capital inflows caused those markets to considerably outperform. As the outlook for housing deteriorated and the sub-prime lending crisis hit, the Portfolio’s core allocation to real estate investment trusts (REITs) had a negative impact on performance. Other detractors during this period included the Portfolio’s allocation to value equities, particularly to the small- and mid-cap asset classes, as performance by these styles lagged the broader market.
Among fixed-income assets, high-yield bonds also contributed to positive performance through strong absolute gains and continued outperformance by the underlying high-yield fund. Although the U.S. bond market rose, with benchmark bond yields on U.S. Treasuries falling below 5% by the end of the period, spread products (non-U.S. Treasury securities that offer higher yields than government bonds) lagged, and the Portfolio’s exposure to corporate and mortgage-backed securities were detractors from performance.
Were there any changes to the Portfolio’s composition during the fiscal year?
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Over the period, the Portfolio absorbed equity market gains — both domestic and international — and underlying fund adjustments that combined to slightly raise its equity exposure along with the overweighting in large-cap growth stocks. Conversely, high-yield bonds and mortgage-backed securities decreased in weighting. Portfolio management maintained fixed-income allocations that amounted to a neutral balance of corporate and mortgage-backed securities.
The Portfolio ended the period with an overall allocation of 46% equities and 54% fixed-income securities that reflected diversification across 14 asset classes.
What is the outlook for the Portfolio?
The outlook for U.S. housing sales and new construction deteriorated even further during the third quarter and over the last month of the fiscal year. The housing sector is in the middle of a severe recession, but management believes that the U.S. economy remains relatively healthy otherwise. Declining interest rates and a slowing economy have some investors worried about a recession. However, the management team doesn’t expect a recession on the horizon. Instead, they see a Federal Reserve that is gradually easing, global liquidity that is ample, corporate balance sheets that remain strong, and unemployment that remains low.
The Portfolio’s equity allocations continue to reflect an investment strategy that favors growth equities over value and large-cap stocks over small- and mid-cap stocks. Within fixed-income securities, the management team has a bias toward U.S. Treasury securities over other spread products.

*	As of 8/1/00, the SAM Conservative Balanced Portfolio’s objectives and strategies changed. This information should be considered when reviewing past performance. Please see the prospectus for detailed information.
See glossary on page 28 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio’s performance between 1996 and 2003 benefited from agreements to limit the Portfolio’s expenses. Periods of less than one year are not annualized.

8

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and Principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Gross and net expense ratios reflect the total annual fund operating expenses of the investment options and its underlying funds. Returns displayed are based on net total investment expense.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Average Annual Total Returns1 as of October 31, 2007

						Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	10-Year	Inception	Date	Inception Date
Class A Shares	Excluding Sales Charge	11.17%	8.40%	9.34%	5.55%	5.96%	7/25/96	—
	Including Sales Charge	5.03%	6.37%	8.12%	4.95%	5.43%
Class B Shares	Excluding Sales Charge	10.33%	7.58%	8.51%	4.90%	5.40%	7/25/96	—
	Including Sales Charge	5.33%	6.42%	8.22%	4.90%	5.40%
Class C Shares	Excluding Sales Charge	10.31%	7.59%	8.54%	4.77%	5.16%	3/1/02	7/25/96
	Including Sales Charge	9.31%	7.59%	8.54%	4.77%	5.16%
Lehman Brothers Aggregate Bond Index[3]		5.38%	3.88%	4.42%	5.91%	6.39%
S&P 500[3]		14.56%	13.16%	13.88%	7.10%	9.95%
Capital Market Benchmark[3]		9.24%	7.68%	8.36%	6.79%	8.13%
Morningstar Conservative Allocation		8.11%	6.76%	7.82%	5.36%	6.45%
Category Average[3]

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio
As shown in the 5/29/07 prospectus.
Class A Shares	1.27%	1.27%
Class B Shares	2.04%	2.04%
Class C Shares	2.02%	2.02%
Average annual total returns1 including sales charge as of 9/30/07:

Class A Shares:	4.70% (1-year); 8.18% (5-year); 4.86% (10-year); 5.27% (since inception)

Class B Shares:	4.99% (1-year); 8.27% (5-year); 4.82% (10-year); 5.24% (since inception)

Class C Shares:	9.06% (1-year); 8.60% (5-year); 4.68% (10-year); 5.01% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change
Asset Class
Mortgage- & Asset-Backed Bonds	29%	30%	-1%
Investment-Grade Corporate Bonds	11%	12%	-1%
High-Yield Corporate Bonds	7%	8%	-1%
U.S. Government Securities	5%	4%	+1%
U.S. Large-Cap Growth Stocks	14%	13%	+1%
U.S. Large-Cap Value Stocks	10%	9%	+1%
Non-U.S. Developed Market Stocks	6%	5%	+1%
U.S. Mid-Cap Growth Stocks	6%	6%	0%
U.S. Mid-Cap Value Stocks	3%	3%	0%
REITs	2%	3%	-1%
Emerging Market Stocks	2%	1%	+1%
U.S. Small-Cap Growth Stocks	2%	2%	0%
U.S. Small-Cap Value Stocks	1%	1%	0%
Convertible Securities	0%	1%	-1%
Cash Equivalents	2%	2%	0%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

4	May not reflect the current portfolio composition. Please see this report’s schedules of investments for a list of the Portfolio’s underlying funds.

9

SAM Balanced Portfolio
Portfolio Managers:
Asset Allocation Team
Edge Asset Management, Inc.
What contributed to or detracted from Portfolio performance during the fiscal year?
The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.
The Portfolio’s overweighting in equities proved beneficial during the fiscal year. In particular, the Portfolio’s increased emphasis on domestic large-cap growth equities contributed to strong results, as large-cap stocks generally outperformed their small-cap counterparts, and growth stocks outperformed value in a slowing U.S. economic environment. In addition, an overweighting in both international developed and emerging market equities helped the Portfolio’s one-year results, as economies abroad flourished, and as strong capital inflows caused those markets to considerably outperform.
As the outlook for housing deteriorated and the sub-prime lending crisis hit, the Portfolio’s core allocation to real estate investment trusts (REITs) had a negative impact on performance. Other detractors during this period included the Portfolio’s allocation to value equities, particularly to the small- and mid-cap asset classes, as performance by these styles lagged the broader market.
Among fixed-income assets, high-yield bonds also contributed to positive performance through strong absolute gains and continued outperformance by the underlying high-yield fund. Although the U.S. bond market rose, with benchmark bond yields on U.S. Treasuries falling below 5% by the end of the period, spread products (non-U.S. Treasury securities that offer higher yields than government bonds) lagged, and the Portfolio’s exposure to corporate and mortgage-backed securities were slight detractors from performance.
Were there any changes to the Portfolio’s composition during the fiscal year?
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Over the period, the Portfolio absorbed equity market gains — both domestic and international — and underlying fund adjustments that combined to slightly raise its equity exposure along with the overweighting in large-cap growth stocks. Portfolio management maintained fixed-income allocations that amounted to a neutral balance of corporate and mortgage-backed securities.
The Portfolio ended the period with an overall allocation of 67% equities and 33% fixed-income securities that reflected diversification across 14 asset classes.
What is the outlook for the Portfolio?
The outlook for U.S. housing sales and new construction deteriorated even further during the third quarter and over the last month of the fiscal year. The housing sector is in the middle of a severe recession, but management believes that the U.S. economy remains relatively healthy otherwise. Declining interest rates and a slowing economy have some investors worried about a recession. However, the management team doesn’t expect a recession on the horizon. Instead, they see a Federal Reserve that is gradually easing, global liquidity that is ample, corporate balance sheets that remain strong, and unemployment that remains low.
The Portfolio’s equity allocations continue to reflect an investment strategy that favors growth equities over value and large-cap stocks over small- and mid-cap stocks. Within fixed-income securities, the management team has a bias toward U.S. Treasury securities over other spread products.
See glossary on page 28 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio’s performance between 1996 and 1999 benefited from agreements to limit the Portfolio’s expenses. Periods of less than one year are not annualized.

10

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08 Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns displayed are based on net total investment expense.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Average Annual Total Returns1 as of October 31, 2007

						Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	10-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	14.48%	10.94%	11.83%	8.73%	9.25%	7/25/96	—
	Including Sales Charge	8.22%	8.85%	10.57%	8.11%	8.70%
Class B Shares	Excluding Sales Charge	13.64%	10.09%	10.98%	8.07%	8.67%	7/25/96	—
	Including Sales Charge	8.64%	8.98%	10.71%	8.07%	8.67%
Class C Shares	Excluding Sales Charge	13.59%	10.12%	10.98%	7.89%	8.40%	3/1/02	7/25/96
	Including Sales Charge	12.59%	10.12%	10.98%	7.89%	8.40%
Lehman Brothers Aggregate Bond Index[3]		5.38%	3.88%	4.42%	5.91%	6.39%
S&P 500[3]		14.56%	13.16%	13.88%	7.10%	9.95%
Capital Market Benchmark[3]		11.08%	9.54%	10.25%	7.03%	8.85%
Morningstar Moderate Allocation
Category Average[3]		12.26%	10.47%	11.21%	6.58%	7.95%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.28%	1.28%
Class B Shares	2.05%	2.05%
Class C Shares	2.03%	2.03%
Average annual total returns1 including sales charge as of 9/30/07:

Class A Shares:	7.81% (1-year); 10.80% (5-year); 7.49% (10-year); 8.50% (since inception)

Class B Shares:	8.20% (1-year); 10.92% (5-year); 7.45% (10-year); 8.46% (since inception)

Class C Shares:	12.22% (1-year); 11.20% (5-year); 7.27% (10-year); 8.20% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Asset Class
U.S. Large-Cap Growth Stocks	20%	19%	+1%
U.S. Large-Cap Value Stocks	15%	14%	+1%
Non-U.S. Developed Market Stocks	9%	8%	+1%
U.S. Mid-Cap Growth Stocks	8%	9%	-1%
U.S. Mid-Cap Value Stocks	5%	4%	+1%
REITs	3%	4%	-1%
Emerging Market Stocks	3%	2%	+1%
U.S. Small-Cap Growth Stocks	2%	3%	-1%
U.S. Small-Cap Value Stocks	2%	2%	0%
Convertible Securities	0%	1%	-1%
Mortgage- & Asset-Backed Bonds	18%	18%	0%
High-Yield Corporate Bonds	5%	6%	-1%
Investment-Grade Corporate Bonds	5%	5%	0%
U.S. Government Securities	2%	2%	0%
Cash Equivalents	3%	3%	0%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

4	May not reflect the current portfolio composition. Please see this report’s schedules of investments for a list of the Portfolio’s underlying funds.

11

SAM Conservative Growth Portfolio
Portfolio Managers:
Asset Allocation Team
Edge Asset Management, Inc.
What contributed to or detracted from Portfolio performance during the fiscal year?
The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.
The Portfolio’s overweighting in equities proved beneficial during the fiscal year. In particular, the Portfolio’s increased emphasis on domestic large-cap growth equities contributed to strong results, as large-cap stocks generally outperformed their small-cap counterparts, and growth stocks outperformed value in a slowing U.S. economic environment. In addition, an overweighting in both international developed and emerging market equities helped the Portfolio’s one-year results, as economies abroad flourished, and as strong capital inflows caused those markets to considerably outperform. As the outlook for housing deteriorated and the sub-prime lending crisis hit, the Portfolio’s core allocation to real estate investment trusts (REITs) had a negative impact on performance. Other detractors during this period included the Portfolio’s allocation to value equities, particularly to the small- and mid-cap asset classes, as performance by these styles lagged the broader market.
Although the U.S. bond market rose, with benchmark bond yields on U.S. Treasuries falling below 5% by the end of the period, spread products (non-U.S. Treasury securities that offer higher yields than government bonds) lagged, and the Portfolio’s exposure to corporate and mortgage-backed securities were slight detractors from performance.
Were there any changes to the Portfolio’s composition during the fiscal year?
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Over the period, the Portfolio absorbed equity market gains — both domestic and international — and underlying fund adjustments that combined to slightly raise its equity exposure along with the overweighting in large-cap growth stocks.
The Portfolio ended the period with an overall allocation of 85% equities and 15% fixed-income securities that reflected diversification across 14 asset classes.
What is the outlook for the Portfolio?
The outlook for U.S. housing sales and new construction deteriorated even further during the third quarter and over the last month of the fiscal year. The housing sector is in the middle of a severe recession, but management believes that the U.S. economy remains relatively healthy otherwise. Declining interest rates and a slowing economy have some investors worried about a recession. However, the management team doesn’t expect a recession on the horizon. Instead, they see a Federal Reserve that is gradually easing, global liquidity that is ample, corporate balance sheets that remain strong, and unemployment that remains low.
The Portfolio’s equity allocations continue to reflect an investment strategy that favors growth equities over value and large-cap stocks over small- and mid-cap stocks. Within fixed-income securities, the management team has a bias toward U.S. Treasury securities over other spread products.
See glossary on page 28 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio’s performance between 1996 and 1999 benefited from agreements to limit the Portfolios’ expenses. Periods of less than one year are not annualized.

12

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08 Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns displayed are based on net total investment expense.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Average Annual Total Returns1 as of October 31, 2007

						Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	10-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	17.26%	13.13%	14.11%	9.58%	9.91%	7/25/96	—
	Including Sales Charge	10.79%	11.01%	12.83%	8.96%	9.36%
Class B Shares	Excluding Sales Charge	16.35%	12.27%	13.24%	8.88%	9.30%	7/25/96	—
	Including Sales Charge	11.35%	11.21%	13.00%	8.88%	9.30%
Class C Shares	Excluding Sales Charge	16.38%	12.28%	13.28%	8.71%	9.02%	3/1/02	7/25/96
	Including Sales Charge	15.38%	12.28%	13.28%	8.71%	9.02%
Lehman Brothers Aggregate Bond Index[3]		5.38%	3.88%	4.42%	5.91%	6.39%
S&P 5003		14.56%	13.16%	13.88%	7.10%	9.95%
Capital Market Benchmark[3]		12.85%	11.37%	12.09%	7.14%	9.46%
Morningstar Moderate Allocation		12.26%	10.47%	11.21%	6.58%	7.95%
Category Average[3]

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.33%	1.33%
Class B Shares	2.10%	2.10%
Class C Shares	2.09%	2.09%
Average annual total returns1 including sales charge as of 9/30/07:

Class A Shares:	10.42% (1-year); 13.25% (5-year); 8.16% (10-year); 9.11% (since inception)

Class B Shares:	10.97% (1-year); 13.42% (5-year); 8.08% (10-year); 9.05% (since inception)

Class C Shares:	14.99% (1-year); 13.67% (5-year); 7.91% (10-year); 8.78% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Asset Class
U.S. Large-Cap Growth Stocks	25%	24%	+1%
U.S. Large-Cap Value Stocks	18%	18%	0%
Non-U.S. Developed Market Stocks	12%	10%	+2%
U.S. Mid-Cap Growth Stocks	11%	12%	-1%
U.S. Mid-Cap Value Stocks	6%	5%	+1%
REITs	4%	5%	-1%
Emerging Market Stocks	4%	3%	+1%
U.S. Small-Cap Growth Stocks	3%	4%	-1%
U.S. Small-Cap Value Stocks	2%	3%	-1%
Mortgage- & Asset-Backed Bonds	7%	8%	-1%
High-Yield Corporate Bonds	3%	3%	0%
Investment-Grade Corporate Bonds	2%	2%	0%
U.S. Government Securities	1%	1%	0%
Cash Equivalents	2%	2%	0%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

4	May not reflect the current portfolio composition. Please see this report’s schedules of investments for a list of the Portfolio’s underlying funds.

13

SAM Strategic Growth Portfolio
Portfolio Managers:
Asset Allocation Team
Edge Asset Management, Inc.
What contributed to or detracted from Portfolio performance during the fiscal year?
The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.
The Portfolio achieved solid positive performance for the 12-month period ended October 31, 2007, and significantly outperformed its benchmark. In particular, the Portfolio’s increased emphasis on domestic large-cap growth equities contributed to strong results, as large-cap stocks generally outperformed their small-cap counterparts, and growth stocks outperformed value in a slowing U.S. economic environment. In addition, an overweighting in both international developed and emerging market equities helped the Portfolio’s one-year results, as economies abroad flourished, and as strong capital inflows caused those markets to considerably outperform. As the outlook for housing deteriorated and the sub-prime lending crisis hit, the Portfolio’s core allocation to real estate investment trusts (REITs) had a negative impact on performance. Other detractors during this period included the Portfolio’s allocation to value equities, particularly to the small- and mid-cap asset classes, as performance by these styles lagged the broader market.
Although the U.S. bond market rose, with benchmark bond yields on U.S. Treasuries falling below 5% by the end of the period, spread products (non-U.S. Treasury securities that offer higher yields than government bonds) lagged, and the Portfolio’s limited exposure to corporate securities, as well as cash, were detractors from performance.
Were there any changes to the Portfolio’s composition during the fiscal year?
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Over the period, the Portfolio absorbed equity market gains — both domestic and international — and underlying fund adjustments that combined to slightly raise its equity exposure along with the overweighting in large-cap growth stocks. The Portfolio ended the period with an overall allocation of 95% equities and 5% fixed-income securities that reflected diversification across 11 asset classes.
What is the outlook for the Portfolio?
The outlook for U.S. housing sales and new construction deteriorated even further during the third quarter and over the last month of the fiscal year. The housing sector is in the middle of a severe recession, but management believes that the U.S. economy remains relatively healthy otherwise. Declining interest rates and a slowing economy have some investors worried about a recession. However, the management team doesn’t expect a recession on the horizon. Instead, they see a Federal Reserve that is gradually easing, global liquidity that is ample, corporate balance sheets that remain strong, and unemployment that remains low.
The Portfolio’s equity allocations continue to reflect an investment strategy that favors growth equities over value and large-cap stocks over small- and mid-cap stocks. Within fixed-income securities, the management team has a bias toward U.S. Treasury securities over other spread products.
See glossary on page 28 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio’s performance between 1996 and 1999 benefited from agreements to limit the Portfolio’s expenses. Periods of less than one year are not annualized.

14

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5—5—4—3—2—0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns displayed are based on net total investment expense.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Average Annual Total Returns1 as of October 31, 2007

						Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	10-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	18.75%	14.40%	15.60%	9.87%	10.72%	7/25/96	—
	Including Sales Charge	12.19%	12.27%	14.30%	9.26%	10.16%
Class B Shares	Excluding Sales Charge	17.86%	13.53%	14.72%	9.21%	10.13%	7/25/96	—
	Including Sales Charge	12.86%	12.48%	14.48%	9.21%	10.13%
Class C Shares	Excluding Sales Charge	17.90%	13.55%	14.78%	8.99%	9.80%	3/1/02	7/25/96
	Including Sales Charge	16.90%	13.55%	14.78%	8.99%	9.80%
Lehman Brothers Aggregate Bond Index[3]		5.38%	3.88%	4.42%	5.91%	6.39%
S&P 500[3]		14.56%	13.16%	13.88%	7.10%	9.95%
Russell 3000® Index[3]		14.53%	13.81%	14.83%	7.39%	10.16%
Morningstar Large Blend		15.26%	13.33%	13.62%	6.89%	8.66%
Category Average[3]

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.39%	1.38%
Class B Shares	2.16%	2.15%
Class C Shares	2.15%	2.14%
Average annual total returns1 including sales charge as of 9/30/07:

Class A Shares:	11.79% (1-year); 14.91% (5-year); 8.40% (10-year); 9.89% (since inception)

Class B Shares:	12.38% (1-year); 15.10% (5-year); 8.36% (10-year); 9.86% (since inception)

Class C Shares:	16.42% (1-year); 15.39% (5-year); 8.13% (10-year); 9.53% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Asset Class
U.S. Large-Cap Growth Stocks	27%	27%	0%
U.S. Large-Cap Value Stocks	20%	19%	+1%
Non-U.S. Developed Market Stocks	13%	12%	+1%
U.S. Mid-Cap Growth Stocks	12%	13%	-1%
U.S. Mid-Cap Value Stocks	7%	6%	+1%
REITs	5%	6%	-1%
Emerging Market Stocks	4%	3%	+1%
U.S. Small-Cap Growth Stocks	4%	4%	0%
U.S. Small-Cap Value Stocks	3%	3%	0%
Convertible Securities	0%	1%	-1%
High-Yield Corporate Bonds	3%	3%	0%
Cash Equivalents	2%	3%	-1%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

4	May not reflect the current portfolio composition. Please see this report’s schedules of investments for a list of the Portfolio’s underlying funds.

15

Principal LifeTime 2010 Fund
Portfolio Managers:

Dirk Laschanzky, CFA	James Fennessey, CFA
Principal Global Investors, LLC	Michael Finnegan, CFA
Randy Welch
Principal Management Corporation
What contributed to or detracted from Fund performance during the fiscal year?
The Principal LifeTime Funds invest wholly in the institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.
Over the past year, most asset classes posted positive absolute returns, but equities finished strongly ahead of fixed-income securities. Fixed income makes up approximately 42% of this Fund. While the fixed-income portion of the Fund was able to post positive returns on an absolute basis, relative returns lagged. The performance of the largest underlying fund in this portfolio, the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, underperformed the Lehman Brothers Aggregate Bond Index. This underlying fund posted a return of 3.9% vs. 5.4% for the index. The reason for the underperformance was driven by an underweighting in agencies and Treasuries. Exposure to other fixed-income styles was mixed as exposure to preferred securities hindered relative performance, but exposure to high-yield securities contributed to relative performance.
Exposure to international equities also contributed to Fund performance. Both the International Fund, sub-advised by Fidelity, and the International Growth Fund, sub-advised by Principal Global Investors, returned 29.7% for the year. Leading all funds, however, was the International Emerging Markets Fund, sub-advised by Principal Global Investors, with a one-year return of 73.3%. The domestic equity portion of the Fund posted strong results as well. The Disciplined LargeCap Blend Fund, sub-advised by Principal Global Investors, beat both its index and peers with a return of 14.7%. In addition, the growth managers in the portfolio added excellent returns. The MidCap Growth Fund, sub-advised by Turner, and the LargeCap Growth Fund, sub-advised by Columbus Circle Investors, again led the way with returns of 31.4% and 30.5%, respectively. Finally, exposure to real estate investment trusts (REITs) through the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, was a drag on performance. This underlying fund posted a one-year total return of -1.5% due to poor performance during the second quarter of 2007.
Were there any changes to the Fund’s composition during the fiscal year?
The strategic asset class weightings of the Principal LifeTime Funds were modified in the fall of 2006. These changes, together with the addition of several new underlying funds, were implemented over a six-month period. The transition process was completed at the end of the first quarter of 2007.
What is the outlook for the Fund?
The Principal LifeTime 2010 Fund is well-diversified by asset classes and underlying funds. The major asset classes of the Fund (U.S. equities, non-U.S. equities, fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market caps, and other characteristics are carefully monitored and neutralized where possible. The portfolio management team does not anticipate any significant changes in the asset allocation or the investment manager lineup in the near term.
See glossary on page 28 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.

16

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns displayed are based on net total investment expense.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date
Class A Shares	Excluding Sales Charge	10.62%	9.64%	10.44%	6.67%	6/28/05	3/1/01
	Including Sales Charge	4.56%	7.58%	9.19%	5.77%
Class C Shares	Excluding Sales Charge	9.84%	9.25%	10.22%	6.53%	1/16/07	3/1/01
	Including Sales Charge	8.84%	9.25%	10.22%	6.53%
S&P 500[3]		14.56%	13.16%	13.88%	5.20%
Lehman Brothers Aggregate Bond Index[3]		5.38%	3.88%	4.42%	5.38%
Morningstar Target-Date 2000–2014		9.65%	7.35%	7.90%	5.53%
Category Average[3]

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.47%	1.10%
Class C Shares	4.09%	1.85%
Average annual total returns1 including sales charge as of 9/30/07:

Class A Shares:	4.51% (1-year); 9.12% (5-year); 5.51% (since inception)

Class C Shares:	8.98% (1-year); 10.17% (5-year); 6.28% (since inception)

As of
Portfolio Composition[4]	10/31/07

Asset Class
U.S. Stocks (excluding REITs)	36%
Non-U.S. Stocks	17%
REITs	6%
Core Fixed-Income Securities	26%
Preferred Securities	6%
Inflation-Protected Securities	3%
High-Yield Bonds	3%
Cash Equivalents	3%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 2/28/01. Indices are unmanaged, and individuals cannot invest directly in an index.

4	May not reflect the current portfolio composition. Please see this report’s schedules of investments for a list of the Fund’s underlying funds.

17

Principal LifeTime 2020 Fund
Portfolio Managers:

Dirk Laschanzky, CFA Principal Global Investors, LLC	James Fennessey, CFA Michael Finnegan, CFA Randy Welch Principal Management Corporation
What contributed to or detracted from Fund performance during the fiscal year?
The Principal LifeTime Funds invest wholly in the institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.
Over the past year, most asset classes posted positive absolute returns, but equities finished strongly ahead of fixed-income securities. International equities led the way as both the International Fund, sub-advised by Fidelity, and the International Growth Fund, sub-advised by Principal Global Investors, returned 29.7% for the year. Leading all funds however was the International Emerging Markets Fund, sub-advised by Principal Global Investors, with a one-year total return of 73.3%. The domestic equity portion of the portfolio posted strong results as well. The Disciplined LargeCap Blend Fund, sub-advised by Principal Global Investors, outperformed both its index and peers with a total return of 14.7%. In addition, the growth managers in the portfolio added excellent returns. The MidCap Growth Fund, sub-advised by Turner, and the LargeCap Growth Fund, sub-advised by Columbus Circle Investors, again led the way with one-year total returns of 31.4% and 30.5%, respectively. Exposure to real estate investment trusts (REITs) through the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, was a drag on performance. This underlying fund posted a one-year total return of -1.5% due to poor performance during the second quarter of 2007.
Finally, while the fixed-income portion of the Fund was able to post positive returns on an absolute basis, relative returns lagged. The Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, underperformed the Lehman Brothers Aggregate Bond Index. It posted a one-year total return of 3.9% vs. 5.4% for the index. The reason for the underperformance was driven by an underweighting in agencies and Treasuries. Exposure to other fixed-income styles was mixed as exposure to preferred securities hindered relative performance, but exposure to high-yield securities contributed to relative performance.
Were there any changes to the Fund’s composition during the fiscal year?
The strategic asset class weightings of the Principal LifeTime Funds were modified in the fall of 2006. These changes, together with the addition of several new underlying funds, were implemented over a six-month period. The transition process was completed at the end of the first quarter of 2007.
What is the outlook for the Fund?
The Principal LifeTime 2020 Fund is well-diversified by asset classes and underlying funds. The major asset classes of the Fund (U.S. equities, non-U.S. equities, fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market caps, and other characteristics are carefully monitored and neutralized where possible. The portfolio management team does not anticipate any significant changes in the asset allocation or the investment manager lineup in the near term.
See glossary on page 28 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.

18

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns displayed are based on net total investment expense.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	13.75%	12.31%	12.39%	7.57%	6/28/05	3/1/01
	Including Sales Charge	7.50%	10.21%	11.13%	6.66%
Class B Shares	Excluding Sales Charge	12.80%	11.44%	11.53%	6.75%	6/28/05	3/1/01
	Including Sales Charge	7.80%	10.36%	11.27%	6.75%
Class C Shares	Excluding Sales Charge	12.76%	11.87%	12.19%	7.47%	1/16/07	3/1/01
	Including Sales Charge	11.76%	11.87%	12.19%	7.47%
S&P 500[3]		14.56%	13.16%	13.88%	5.20%
Lehman Brothers Aggregate Bond Index[3]		5.38%	3.88%	4.42%	5.38%
Morningstar Target-Date 2015–2029		14.31%	11.13%	11.89%	6.62%
Category Average[3]

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.58%	1.18%
Class B Shares	2.96%	1.93%
Class C Shares	4.15%	1.93%
Average annual total returns1 including sales charge as of 9/30/07:

Class A Shares:	7.61% (1-year); 11.08% (5-year); 6.34% (since inception)

Class B Shares:	8.00% (1-year); 11.23% (5-year); 6.44% (since inception)

Class C Shares:	11.93% (1-year); 12.16% (5-year); 7.16% (since inception)

As of
Portfolio Composition[4]	10/31/07

Asset Class
U.S. Stocks (excluding REITs)	45%
Non-U.S. Stocks	22%
REITs	5%
Core Fixed-Income Securities	19%
Preferred Securities	5%
High-Yield Bonds	4%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 2/28/01. Indices are unmanaged, and individuals cannot invest directly in an index.

4	May not reflect the current portfolio composition. Please see this report’s schedules of investments for a list of the Funds’ underlying funds.

19

Principal LifeTime 2030 Fund
Portfolio Managers:

Dirk Laschanzky, CFA Principal Global Investors, LLC	James Fennessey, CFA Michael Finnegan, CFA Randy Welch Principal Management Corporation
What contributed to or detracted from Fund performance during the fiscal year?
The Principal LifeTime Funds invest wholly in the institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.
Over the past year, most asset classes posted positive absolute returns, but equities finished strongly ahead of fixed-income securities. International equities led the way as both the International Fund, sub-advised by Fidelity, and the International Growth Fund, sub-advised by Principal Global Investors, returned 29.7% for the year. Leading all underlying funds, however, was the International Emerging Markets Fund, sub-advised by Principal Global Investors, with a one-year total return of 73.3%. The domestic equity portion of the Fund posted strong results as well. The Disciplined LargeCap Blend Fund, sub-advised by Principal Global Investors, outperformed both its index and peers with a one-year total return of 14.7%. In addition, the growth managers in the portfolio added excellent returns. The MidCap Growth Fund, sub-advised by Turner, and the LargeCap Growth Fund, sub-advised by Columbus Circle Investors, again led the way with one-year total returns of 31.4% and 30.5%, respectively. Exposure to real estate investment trusts (REITs) through the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, was a drag on performance. This underlying fund posted a one-year total return of -1.5% due to poor performance during the second quarter of 2007.
Finally, while the fixed-income portion of the Fund was able to post positive returns on an absolute basis, relative returns lagged. The Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, underperformed the Lehman Brothers Aggregate Bond Index. It posted a total return of 3.9% vs. 5.4% for the index. The reason for the underperformance was driven by an underweighting in agencies and Treasuries. Exposure to other fixed-income styles was mixed as exposure to preferred securities hindered relative performance, but exposure to high-yield securities contributed to relative performance.
Were there any changes to the Fund’s composition during the fiscal year?
The strategic asset class weightings of the Principal LifeTime Funds were modified in the fall of 2006. These changes, together with the addition of several new underlying funds, were implemented over a six-month period. The transition process was completed at the end of the first quarter of 2007.
What is the outlook for the Fund?
The Principal LifeTime 2030 Fund is well-diversified by asset classes and underlying funds. The major asset classes of the Fund (U.S. equities, non-U.S. equities, fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market caps, and other characteristics are carefully monitored and neutralized where possible. The portfolio management team does not anticipate any significant changes in the asset allocation or the investment manager lineup in the near term.
See glossary on page 28 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.

20

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns displayed are based on net total investment expense.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	15.55%	13.61%	13.39%	7.63%	6/28/05	3/1/01
	Including Sales Charge	9.22%	11.49%	12.11%	6.72%
Class B Shares	Excluding Sales Charge	14.86%	12.80%	12.57%	6.84%	6/28/05	3/1/01
	Including Sales Charge	9.86%	11.74%	12.32%	6.84%
Class C Shares	Excluding Sales Charge	14.73%	13.23%	13.23%	7.56%	1/16/07	3/1/01
	Including Sales Charge	13.73%	13.23%	13.23%	7.56%
S&P 500[3]		14.56%	13.16%	13.88%	5.20%
Lehman Brothers Aggregate Bond Index[3]		5.38%	3.88%	4.42%	5.38%
Morningstar Target-Date 2030+		17.33%	13.81%	14.24%	7.08%
Category Average[3]

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.88%	1.19%
Class B Shares	3.39%	1.94%
Class C Shares	4.16%	1.94%
Average annual total returns1 including sales charge as of 9/30/07:

Class A Shares:	9.34% (1-year); 12.19% (5-year); 6.35% (since inception)

Class B Shares:	9.91% (1-year); 12.38% (5-year); 6.48% (since inception)

Class C Shares:	13.83% (1-year); 13.31% (5-year); 7.20% (since inception)

As of
Portfolio Composition[4]	10/31/07

Asset Class
U.S. Stocks (excluding REITs)	53%
Non-U.S. Stocks	25%
REITs	4%
Core Fixed-Income Securities	10%
Preferred Securities	4%
High-Yield Bonds	4%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 2/28/01. Indices are unmanaged, and individuals cannot invest directly in an index.

4	May not reflect the current portfolio composition. Please see this report’s schedules of investments for a list of the Fund’s underlying funds.

21

Principal LifeTime 2040 Fund
Portfolio Managers:

Dirk Laschanzky, CFA Principal Global Investors, LLC	James Fennessey, CFA Michael Finnegan, CFA Randy Welch Principal Management Corporation
What contributed to or detracted from Fund performance during the fiscal year?
The Principal LifeTime Funds invest wholly in the institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.
Over the past year, most asset classes posted positive absolute returns, but equities finished strongly ahead of fixed-income securities. International equities led the way as both the International Fund, sub-advised by Fidelity, and the International Growth Fund, sub-advised by Principal Global Investors, returned 29.7% for the year. Leading all funds, however, was the International Emerging Markets Fund, sub-advised by Principal Global Investors, with a one-year total return of 73.3%. The domestic equity portion of the portfolio posted strong results as well. The Disciplined LargeCap Blend Fund, sub-advised by Principal Global Investors, outperformed both its index and peers with a one-year total return of 14.7%. In addition, the growth managers in the Fund added excellent returns. The MidCap Growth Fund, sub-advised by Turner, and the LargeCap Growth Fund, sub-advised by Columbus Circle Investors, again led the way with one-year total returns of 31.4% and 30.5%, respectively. Exposure to real estate investment trusts (REITs) through the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, was a drag on performance. This underlying fund posted a one-year total return of -1.5% due to poor performance during the second quarter of 2007.
Finally, while the fixed-income portion of the Fund was able to post positive returns on an absolute basis, relative returns lagged. The Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, underperformed the Lehman Brothers Aggregate Bond Index. It posted a one-year total return of 3.9% vs. 5.4% for the index. The reason for the underperformance was driven by an underweighting to agencies and Treasuries. Exposure to other fixed-income styles was mixed as exposure to preferred securities hindered relative performance, but exposure to high-yield securities contributed to relative performance.
Were there any changes to the Fund’s composition during the fiscal year?
The strategic asset class weightings of the Principal LifeTime Funds were modified in the fall of 2006. These changes, together with the addition of several new underlying funds, were implemented over a six-month period. The transition process was completed at the end of the first quarter of 2007.
What is the outlook for the Fund?
The Principal LifeTime 2040 Fund is well-diversified by asset classes and underlying funds. The major asset classes of the Fund (U.S. equities, non-U.S. equities, fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market caps, and other characteristics are carefully monitored and neutralized where possible. The portfolio management team does not anticipate any significant changes in the asset allocation or the investment manager lineup in the near term.
See glossary on page 28 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.

22

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns displayed are based on net total investment expense.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	17.09%	14.52%	14.08%	7.94%	6/28/05	3/1/01
	Including Sales Charge	10.62%	12.38%	12.78%	7.03%
Class B Shares	Excluding Sales Charge	16.22%	13.69%	13.24%	7.15%	6/28/05	3/1/01
	Including Sales Charge	11.22%	12.64%	13.00%	7.15%
Class C Shares	Excluding Sales Charge	16.30%	14.13%	13.92%	7.87%	1/16/07	3/1/01
	Including Sales Charge	15.30%	14.13%	13.92%	7.87%
S&P 500[3]		14.56%	13.16%	13.88%	5.20%
Lehman Brothers Aggregate Bond Index[3]		5.38%	3.88%	4.42%	5.38%
Morningstar Target-Date 2030+
Category Average[3]		17.33%	13.81%	14.24%	7.08%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	2.46%	1.19%
Class B Shares	4.49%	1.94%
Class C Shares	4.17%	1.94%
Average annual total returns1 including sales charge as of 9/30/07:

Class A Shares:	10.65% (1-year); 12.89% (5-year); 6.63% (since inception)

Class B Shares:	11.27% (1-year); 13.10% (5-year); 6.75% (since inception)

Class C Shares:	15.36% (1-year); 14.04% (5-year); 7.48% (since inception)

As of
Portfolio Composition[4]	10/31/07

Asset Class
U.S. Stocks (excluding REITs)	57%
Non-U.S. Stocks	27%
REITs	3%
Core Fixed-Income Securities	5%
Preferred Securities	3%
High-Yield Bonds	5%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 2/28/01. Indices are unmanaged, and individuals cannot invest directly in an index.

4	May not reflect the current portfolio composition. Please see this report’s schedules of investments for a list of the Fund’s underlying funds.

23

Principal LifeTime 2050 Fund
Portfolio Managers:

Dirk Laschanzky, CFA Principal Global Investors, LLC	James Fennessey, CFA Michael Finnegan, CFA Randy Welch Principal Management Corporation
What contributed to or detracted from Fund performance during the fiscal year?
The Principal LifeTime Funds invest wholly in the institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.
Over the past year, most asset classes posted positive absolute returns, but equities finished strongly ahead of fixed-income securities. International equities led the way as both the International Fund, sub-advised by Fidelity, and the International Growth Fund, sub-advised by Principal Global Investors, returned 29.7% for the year. Leading all funds, however, was the International Emerging Markets Fund, sub-advised by Principal Global Investors, with a one-year total return of 73.3%. The domestic equity portion of the portfolio posted strong results as well. The Disciplined LargeCap Blend Fund, sub-advised by Principal Global Investors, outperformed both its index and peers with a return of 14.7%. In addition, the growth managers in the Fund added excellent returns. The MidCap Growth Fund, sub-advised by Turner, and the LargeCap Growth Fund, sub-advised by Columbus Circle Investors, again led the way with one-year total returns of 31.4% and 30.5%, respectively. Exposure to real estate investment trusts (REITs) through the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, was a drag on performance. This underlying fund posted a one-year total return of -1.5% due to poor performance during the second quarter of 2007.
Finally, while the fixed-income portion of the Fund was able to post positive returns on an absolute basis, relative returns lagged. The Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, underperformed the Lehman Brothers Aggregate Bond Index. It posted a one-year return of 3.9% vs. 5.4% for the index. The reason for the underperformance was driven by an underweighting in agencies and Treasuries. Exposure to other fixed-income styles was mixed as exposure to preferred securities hindered relative performance, but exposure to high-yield securities contributed to relative performance.
Were there any changes to the Fund’s composition during the fiscal year?
The strategic asset class weightings of the Principal LifeTime Funds were modified in the fall of 2006. These changes, together with the addition of several new underlying funds, were implemented over a six-month period. The transition process was completed at the end of the first quarter of 2007.
What is the outlook for the Fund?
The Principal LifeTime 2050 Fund is well-diversified by asset classes and underlying funds. The major asset classes of the Fund (U.S. equities, non-U.S. equities, fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market caps, and other characteristics are carefully monitored and neutralized where possible. The portfolio management team does not anticipate any significant changes in the asset allocation or the investment manager lineup in the near term.
See glossary on page 28 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.

24

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns displayed are based on net total investment expense.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	17.71%	15.13%	14.67%	7.30%	6/28/05	3/1/01
	Including Sales Charge	11.24%	12.98%	13.39%	6.39%
Class B Shares	Excluding Sales Charge	16.80%	14.80%	14.58%	7.30%	3/15/06	3/1/01
	Including Sales Charge	11.80%	13.78%	14.35%	7.30%
Class C Shares	Excluding Sales Charge	16.80%	14.79%	14.58%	7.30%	1/16/07	3/1/01
	Including Sales Charge	15.80%	14.79%	14.58%	7.30%
S&P 500[3]		14.56%	13.16%	13.88%	5.20%
Lehman Brothers Aggregate Bond Index[3]		5.38%	3.88%	4.42%	5.38%
Morningstar Target-Date 2030+
Category Average[3]		17.33%	13.81%	14.24%	7.08%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	2.99%	1.21%
Class B Shares	24.41%	1.96%
Class C Shares	4.18%	1.96%
Average annual total returns1 including sales charge as of 9/30/07:

Class A Shares:	11.21% (1-year); 13.64% (5-year); 5.97% (since inception)

Class B Shares:	11.88% (1-year);14.62% (5-year); 6.89% (since inception)

Class C Shares:	15.93% (1-year); 14.86% (5-year); 6.90% (since inception)

As of
Portfolio Composition[4]	10/31/07

Asset Class
U.S. Stocks (excluding REITs)	59%
Non-U.S. Stocks	28%
REITs	3%
Core Fixed-Income Securities	2%
Preferred Securities	3%
High-Yield Bonds	5%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 2/28/01. Indices are unmanaged, and individuals cannot invest directly in an index.

4	May not reflect the current portfolio composition. Please see this report’s schedules of investments for a list of the Fund’s underlying funds.

25

Principal LifeTime Strategic Income Fund
Portfolio Managers:

Dirk Laschanzky, CFA Principal Global Investors, LLC	James Fennessey, CFA Michael Finnegan, CFA Randy Welch Principal Management Corporation
What contributed to or detracted from Fund performance during the fiscal year?
The Principal LifeTime Funds invest wholly in the institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.
Over the past year, most asset classes posted positive absolute returns, but equities finished strongly ahead of fixed-income securities. Fixed income makes up approximately 75% of this Fund. While the fixed-income portion of the Fund was able to post positive returns on an absolute basis, relative returns lagged. The largest underlying fund in this portfolio, the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, underperformed the Lehman Brothers Aggregate Bond Index. This underlying fund posted a return of 3.9% vs. 5.4% for the index. The reason for the underperformance was driven by an underweighting in agencies and Treasuries. Exposure to preferred securities hindered relative performance as well.
Exposure to international equities also contributed to Fund performance. Both the International Fund, sub-advised by Fidelity, and the International Growth Fund, sub-advised by Principal Global Investors, returned 29.7% for the year. The domestic equity portion of the Fund posted strong results. The Disciplined LargeCap Blend Fund, sub-advised by Principal Global Investors, outperformed both its index and peers with a return of 14.7%. In addition, the growth managers in the portfolio added excellent returns. Finally, exposure to real estate investment trusts (REITs) through the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, was a drag on performance. This underlying fund posted a one-year total return of -1.5%, due to poor performance during the second quarter of 2007.
Were there any changes to the Fund’s composition during the fiscal year?
The strategic asset class weightings of the Principal LifeTime Funds were modified in the fall of 2006. These changes, together with the addition of several new underlying funds, were implemented over a six-month period. The transition process was completed at the end of the first quarter of 2007.
What is the outlook for the Fund?
The Principal LifeTime Strategic Income Fund is well-diversified by asset classes and underlying funds. The major asset classes of the Fund (U.S. equities, non-U.S. equities, fixed income) are constructed to provide diversification by investment process, style, and investment manager. The core holding of this Fund is anchored by a diversified core fixed-income fund. The remaining fixed-income exposure includes a diverse set of asset classes including preferred securities, Treasury inflation-protected securities (TIPS), and high-yield bonds. Within the equity segment, overall exposures to growth, value, market caps, and other characteristics are carefully monitored and neutralized where possible. The portfolio management team does not anticipate any significant changes in the asset allocation or the investment manager lineup in the near term.
See glossary on page 28 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.

26

Value of a $10,000 Investment1March 1, 2001 – October 31, 2007
Class A shares at net asset value2Class A shares with maximum sales charge Lehman Brothers Aggregate Bond Index3S&P 5003 Performance of other share classes will differ.
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns displayed are based on net total investment expense.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	5.30%	6.32%	7.92%	5.40%	6/28/05	3/1/01
	Including Sales Charge	0.57%	4.71%	6.92%	4.67%
Class B Shares	Excluding Sales Charge	4.51%	5.88%	7.67%	5.23%	3/15/06	3/1/01
	Including Sales Charge	-0.49%	4.68%	7.38%	5.23%
Class C Shares	Excluding Sales Charge	4.57%	5.94%	7.71%	5.26%	1/16/07	3/1/01
	Including Sales Charge	3.57%	5.94%	7.71%	5.26%
S&P 500[3]		14.56%	13.16%	13.88%	5.20%
Lehman Brothers Aggregate Bond Index[3]		5.38%	3.88%	4.42%	5.38%
Morningstar Target-Date 2000–2014		9.65%	7.35%	7.90%	5.53%
Category Average[3]

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio
As shown in the 5/29/07 prospectus.
Class A Shares	1.80%	1.06%
Class B Shares	86.93%	1.81%
Class C Shares	4.04%	1.81%

Average annual total returns[1] including sales charge as of 9/30/07:

Class A Shares:	1.07% (1-year); 6.98% (5-year); 4.58% (since inception)

Class B Shares:	0.02% (1-year); 7.44% (5-year); 5.15% (since inception)

Class C Shares:	4.15% (1-year); 7.77% (5-year); 5.18% (since inception)

As of
Portfolio Composition[4]	10/31/07
Asset Class
Core Fixed-Income Securities	43%
Inflation-Protected Securities	13%
Preferred Securities	7%
U.S. Stocks (excluding REITs)	14%
Non-U.S. Stocks	7%
REITs	4%
Cash Equivalents	12%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 2/28/01. Indices are unmanaged, and individuals cannot invest directly in an index.

4	May not reflect the current portfolio composition. Please see this report’s schedules of investments for a list of the Fund’s underlying funds.

27

Glossary
Capital Market Benchmark:
A benchmark intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: SAM Flexible Income Portfolio: 20% S&P 500 and 80% Lehman Brothers Aggregate Bond Index; SAM Conservative Balanced Portfolio: 40% S&P 500 and 60% Lehman Brothers Aggregate Bond Index; SAM Balanced Portfolio: 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index; and SAM Conservative Growth Portfolio: 80% S&P 500 and 20% Lehman Brothers Aggregate Bond Index.
Lehman Brothers Aggregate Bond Index:
A broad-based index intended to represent the U.S. fixed-income market.
Morgan Stanley Capital International (MSCI) EAFE Index:
A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East.
Morningstar Conservative Allocation Category Average:
An average of the net asset value (NAV) returns of domestic mutual funds with 20–50% invested in equities and 50–80% invested in fixed income and cash.
Morningstar Large Blend Category Average:
An average of the net asset value (NAV) returns of domestic mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.
Morningstar Moderate Allocation Category Average:
An average of the net asset value (NAV) returns of domestic mutual funds with 50–70% invested in equities and the remainder invested in fixed income and cash.
Morningstar Target-Date Categories:
Portfolios in these categories provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.
Russell 3000® Index:
Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
S&P 500:
A broad-based index intended to represent the U.S. equity market.

28

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007
As a shareholder of Principal Investors Fund, Inc., you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, contingent deferred sales charges; and under certain limited circumstances redemption fees or exchange fees; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Investors Fund, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007), unless otherwise noted.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA accounts and 403(b) accounts, respectively. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Investors Fund, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Actual Return	May 1, 2007	October 31, 2007	October 31, 2007(a)	Expense Ratio
Principal LifeTime 2010 Fund Class A	$1,000.00	$1,040.97	$2.57	0.50%
Class C	1,000.00	1,037.39	6.42	1.25
Principal LifeTime 2020 Fund Class A	1,000.00	1,057.18	2.59	0.50
Class B	1,000.00	1,052.92	6.47	1.25
Class C	1,000.00	1,052.37	6.47	1.25
Principal LifeTime 2030 Fund Class A	1,000.00	1,066.95	2.60	0.50
Class B	1,000.00	1,063.33	6.50	1.25
Class C	1,000.00	1,063.59	6.50	1.25
Principal LifeTime 2040 Fund Class A	1,000.00	1,074.53	2.61	0.50
Class B	1,000.00	1,070.83	6.52	1.25
Class C	1,000.00	1,071.23	6.53	1.25
Principal LifeTime 2050 Fund Class A	1,000.00	1,077.89	2.62	0.50
Class B	1,000.00	1,074.15	6.53	1.25
Class C	1,000.00	1,073.79	6.53	1.25
Principal LifeTime Strategic Income Fund
Class A	1,000.00	1,011.72	2.54	0.50
Class B	1,000.00	1,008.65	6.33	1.25
Class C	1,000.00	1,008.62	6.33	1.25
SAM Balanced Portfolio Class A	1,000.00	1,071.57	3.34	0.64
Class B	1,000.00	1,067.66	7.35	1.41
Class C	1,000.00	1,067.49	7.24	1.39
SAM Conservative Balanced Portfolio Class A	1,000.00	1,052.86	3.42	0.66
Class B	1,000.00	1,048.87	7.44	1.44
Class C	1,000.00	1,049.21	7.28	1.41

29

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Actual Return	May 1, 2007	October 31, 2007	October 31, 2007(a)	Expense Ratio
SAM Conservative Growth Portfolio Class A	$1,000.00	$1,085.52	$3.42	0.65%
Class B	1,000.00	1,081.27	7.45	1.42
Class C	1,000.00	1,081.31	7.34	1.40
SAM Flexible Income Portfolio Class A	1,000.00	1,032.41	3.33	0.65
Class B	1,000.00	1,028.52	7.26	1.42
Class C	1,000.00	1,028.70	7.26	1.42
SAM Strategic Growth Portfolio Class A	1,000.00	1,092.40	3.59	0.68
Class B	1,000.00	1,088.01	7.58	1.44
Class C	1,000.00	1,088.41	7.53	1.43

(a)	Expenses are equal to a fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

30

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Assumed 5% Return	May 1, 2007	October 31, 2007	October 31, 2007(a)	Expense Ratio
Principal LifeTime 2010 Fund Class A	$1,000.00	$1,022.68	$2.55	0.50%
Class C	1,000.00	1,018.90	6.36	1.25
Principal LifeTime 2020 Fund Class A	1,000.00	1,022.68	2.55	0.50
Class B	1,000.00	1,018.90	6.36	1.25
Class C	1,000.00	1,018.90	6.36	1.25
Principal LifeTime 2030 Fund Class A	1,000.00	1,022.68	2.55	0.50
Class B	1,000.00	1,018.90	6.36	1.25
Class C	1,000.00	1,018.90	6.36	1.25
Principal LifeTime 2040 Fund Class A	1,000.00	1,022.68	2.55	0.50
Class B	1,000.00	1,018.90	6.36	1.25
Class C	1,000.00	1,018.90	6.36	1.25
Principal LifeTime 2050 Fund Class A	1,000.00	1,022.68	2.55	0.50
Class B	1,000.00	1,018.90	6.36	1.25
Class C	1,000.00	1,018.90	6.36	1.25
Principal LifeTime Strategic Income Fund Class A	1,000.00	1,022.68	2.55	0.50
Class B	1,000.00	1,018.90	6.36	1.25
Class C	1,000.00	1,018.90	6.36	1.25
SAM Balanced Portfolio Class A	1,000.00	1,021.98	3.26	0.64
Class B	1,000.00	1,018.10	7.17	1.41
Class C	1,000.00	1,018.20	7.07	1.39
SAM Conservative Balanced Portfolio Class A	1,000.00	1,021.88	3.36	0.66
Class B	1,000.00	1,017.95	7.32	1.44
Class C	1,000.00	1,018.10	7.17	1.41
SAM Conservative Growth Portfolio Class A	1,000.00	1,021.93	3.31	0.65
Class B	1,000.00	1,018.05	7.22	1.42
Class C	1,000.00	1,018.15	7.12	1.40
SAM Flexible Income Portfolio Class A	1,000.00	1,021.93	3.31	0.65
Class B	1,000.00	1,018.05	7.22	1.42
Class C	1,000.00	1,018.05	7.22	1.42
SAM Strategic Growth Portfolio Class A	1,000.00	1,021.78	3.47	0.68
Class B	1,000.00	1,017.95	7.32	1.44
Class C	1,000.00	1,018.00	7.27	1.43

(a)	Expenses are equal to a fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

31

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Principal LifeTime		Principal LifeTime		Principal LifeTime
Amounts in thousands, except per share amounts	2010 Fund		2020 Fund		2030 Fund

Investment in affiliated securities—at cost	$1,623,798		$3,202,141		$2,675,086

Assets
Investment in affiliated securities—at value	$1,802,720		$3,649,630		$3,120,453
Receivables:
Capital Shares sold	3,507		3,640		2,401
Dividends and interest	3,144		4,199		2,284
Expense reimbursement from Manager	5		15		17
Expense reimbursement from Underwriter	12		24		20

Total Assets	1,809,388		3,657,508		3,125,175
Liabilities
Accrued management and investment advisory fees	183		369		315
Accrued administrative service fees	43		87		76
Accrued distribution fees	170		347		292
Accrued service fees	52		105		92
Accrued transfer and administrative fees	11		32		44
Accrued other expenses	24		48		51
Payables:
Capital Shares reacquired	81		468		474

Total Liabilities	564		1,456		1,344

Net Assets Applicable to Outstanding Shares	$1,808,824		$3,656,052		$3,123,831

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,574,447		$3,109,079		$2,598,454
Accumulated undistributed (overdistributed) net investment income (operating loss)	25,438		27,710		13,334
Accumulated undistributed (overdistributed) net realized gain (loss)	30,017		71,774		66,676
Net unrealized appreciation (depreciation) of investments	178,922		447,489		445,367

Total Net Assets	$1,808,824		$3,656,052		$3,123,831

Capital Stock (par value: $.01 a share):
Shares authorized	485,000		635,000		735,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$87,602		$175,110		$161,519
Shares Issued and Outstanding	6,228		11,681		10,626
Net Asset Value per share	$14.07		$14.99		$15.20

Advisors Select: Net Assets	$53,760		$107,765		$98,270
Shares Issued and Outstanding	3,833		7,216		6,496
Net Asset Value per share	$14.02		$14.93		$15.13

Advisors Signature: Net Assets	$14,507		$35,530		$28,841
Shares Issued and Outstanding	1,030		2,369		1,903
Net Asset Value per share	$14.08		$15.00		$15.15

Class A: Net Assets	$33,273		$52,923		$39,873
Shares Issued and Outstanding	2,338		3,491		2,605
Net Asset Value per share	$14.23		$15.16		$15.30
Maximum Offering Price	$15.06	(a)	$16.04	(a)	$16.19	(a)

Class B: Net Assets	N/A		$11,033		$9,058
Shares Issued and Outstanding			730		593
Net Asset Value per share			$15.12	(b)	$15.28	(b)

Class C: Net Assets	$5,492		$7,038		$7,651
Shares Issued and Outstanding	388		467		503
Net Asset Value per share	$14.15	(b)	$15.07	(b)	$15.22	(b)

Class J: Net Assets	$286,278		$579,671		$473,037
Shares Issued and Outstanding	20,285		38,582		31,102
Net Asset Value per share	$14.11	(b)	$15.02	(b)	$15.21	(b)

Institutional: Net Assets	$1,116,351		$2,266,328		$1,953,928
Shares Issued and Outstanding	78,577		149,918		127,919
Net Asset Value per share	$14.21		$15.12		$15.27

Preferred: Net Assets	$152,317		$299,458		$234,264
Shares Issued and Outstanding	10,776		19,894		15,362
Net Asset Value per share	$14.13		$15.05		$15.25

Select: Net Assets	$59,244		$121,196		$117,390
Shares Issued and Outstanding	4,200		8,069		7,562
Net Asset Value per share	$14.10		$15.02		$15.52

(a)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

32

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

					Principal LifeTime
	Principal LifeTime		Principal LifeTime		Strategic Income
Amounts in thousands, except per share amounts	2040 Fund		2050 Fund		Fund

Investment in affiliated securities—at cost	$1,331,089		$551,871		$537,866

Assets
Investment in affiliated securities—at value	$1,555,329		$651,816		$562,348
Receivables:
Capital Shares sold	2,336		1,127		182
Dividends and interest	670		185		1,793
Expense reimbursement from Manager	15		18		3
Expense reimbursement from Underwriter	8		2		4

Total Assets	1,558,358		653,148		564,330
Liabilities
Accrued management and investment advisory fees	157		65		58
Accrued administrative service fees	35		13		13
Accrued distribution fees	126		37		61
Accrued service fees	41		15		16
Accrued transfer and administrative fees	27		10		2
Accrued other expenses	37		18		18
Payables:
Capital Shares reacquired	363		6		1,026

Total Liabilities	786		164		1,194

Net Assets Applicable to Outstanding Shares	$1,557,572		$652,984		$563,136

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,298,093		$535,843		$515,151
Accumulated undistributed (overdistributed) net investment income (operating loss)	3,224		1,047		16,200
Accumulated undistributed (overdistributed) net realized gain (loss)	32,015		16,149		7,303
Net unrealized appreciation (depreciation) of investments	224,240		99,945		24,482

Total Net Assets	$1,557,572		$652,984		$563,136

Capital Stock (par value: $.01 a share):
Shares authorized	475,000		500,000		500,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$75,682		$25,931		$29,428
Shares Issued and Outstanding	4,856		1,706		2,301
Net Asset Value per share	$15.59		$15.20		$12.79

Advisors Select: Net Assets	$44,449		$19,012		$25,462
Shares Issued and Outstanding	2,856		1,254		1,991
Net Asset Value per share	$15.56		$15.17		$12.79

Advisors Signature: Net Assets	$15,053		$4,967		$4,777
Shares Issued and Outstanding	966		327		373
Net Asset Value per share	$15.59		$15.19		$12.81

Class A: Net Assets	$24,434		$14,930		$15,668
Shares Issued and Outstanding	1,569		972		1,210
Net Asset Value per share	$15.57		$15.36		$12.95
Maximum Offering Price	$16.48	(a)	$16.25	(a)	$13.56	(b)

Class B: Net Assets	$6,161		$2,106		$758
Shares Issued and Outstanding	400		138		59
Net Asset Value per share	$15.42	(c)	$15.21	(c)	$12.82	(c)

Class C: Net Assets	$3,162		$1,560		$2,577
Shares Issued and Outstanding	204		102		200
Net Asset Value per share	$15.49	(c)	$15.28	(c)	$12.87	(c)

Class J: Net Assets	$194,722		$42,254		$95,309
Shares Issued and Outstanding	12,472		2,810		7,439
Net Asset Value per share	$15.61	(c)	$15.04	(c)	$12.81	(c)

Institutional: Net Assets	$1,039,113		$487,265		$341,609
Shares Issued and Outstanding	66,065		31,810		26,447
Net Asset Value per share	$15.73		$15.32		$12.92

Preferred: Net Assets	$108,005		$36,041		$35,806
Shares Issued and Outstanding	6,890		2,359		2,778
Net Asset Value per share	$15.68		$15.28		$12.89

Select: Net Assets	$46,791		$18,918		$11,742
Shares Issued and Outstanding	2,997		1,240		915
Net Asset Value per share	$15.61		$15.25		$12.83

(a)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(b)	Maximum offering price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.

(c)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

33

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	SAM Balanced		SAM Conservative		SAM Conservative
Amounts in thousands, except per share amounts	Portfolio		Balanced Portfolio		Growth Portfolio

Investment in affiliated securities—at cost	$3,856,003		$560,292		$2,992,808

Assets
Investment in affiliated securities—at value	$4,944,917		$660,134		$4,104,835
Receivables:
Capital Shares sold	5,026		769		2,543
Dividends and interest	7,361		1,649		2,633
Expense reimbursement from Manager	7		7		7

Total Assets	4,957,311		662,559		4,110,018
Liabilities
Accrued management and investment advisory fees	1,281		172		1,062
Accrued distribution fees	2,515		355		2,176
Accrued service fees	1		1		1
Accrued transfer and administrative fees	523		61		497
Accrued directors’ expenses	1		—		—
Accrued other expenses	298		51		272
Payables:
Capital Shares reacquired	7,487		1,110		5,062

Total Liabilities	12,106		1,750		9,070

Net Assets Applicable to Outstanding Shares	$4,945,205		$660,809		$4,100,948

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$3,644,541		$540,490		$2,754,064
Accumulated undistributed (overdistributed) net investment income (operating loss)	18,570		3,082		21,316
Accumulated undistributed (overdistributed) net realized gain (loss)	193,180		17,395		213,541
Net unrealized appreciation (depreciation) of investments	1,088,914		99,842		1,112,027

Total Net Assets	$4,945,205		$660,809		$4,100,948

Capital Stock (par value: $.01 a share):
Shares authorized	1,255,000		855,000		1,255,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$1,181		$692		$721
Shares Issued and Outstanding	74		58		38
Net Asset Value per share	$16.03		$11.87		$18.77

Advisors Select: Net Assets	$17		$24		$30
Shares Issued and Outstanding	1		2		2
Net Asset Value per share	$16.03		$11.86		$18.74

Advisors Signature: Net Assets	$17		$11		$24
Shares Issued and Outstanding	1		1		1
Net Asset Value per share	$16.03		$11.86		$18.72

Class A: Net Assets	$2,594,033		$317,494		$2,002,371
Shares Issued and Outstanding	160,327		26,608		105,174
Net Asset Value per share	$16.18		$11.93		$19.04
Maximum Offering Price	$17.12	(a)	$12.62	(a)	$20.15	(a)

Class B: Net Assets	$1,377,682		$159,229		$1,089,177
Shares Issued and Outstanding	85,366		13,369		59,321
Net Asset Value per share	$16.14	(b)	$11.91	(b)	$18.36	(b)

Class C: Net Assets	$966,785		$181,365		$1,000,468
Shares Issued and Outstanding	60,230		15,292		54,907
Net Asset Value per share	$16.05	(b)	$11.86	(b)	$18.22	(b)

Class J: Net Assets	$2,597		$904		$3,643
Shares Issued and Outstanding	163		76		194
Net Asset Value per share	$15.90	(b)	$11.86	(b)	$18.75	(b)

Institutional: Net Assets	$1,385		$730		$1,459
Shares Issued and Outstanding	86		62		77
Net Asset Value per share	$16.03		$11.87		$18.85

Preferred: Net Assets	$11		$11		$15
Shares Issued and Outstanding	1		1		1
Net Asset Value per share	$16.03		$11.86		$18.81

Select: Net Assets	$1,497		$349		$3,040
Shares Issued and Outstanding	93		29		162
Net Asset Value per share	$16.04		$11.86		$18.79

(a)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

34

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	SAM Flexible		SAM Strategic
Amounts in thousands, except per share amounts	Income Portfolio		Growth Portfolio

Investment in affiliated securities—at cost	$709,687		$1,857,129

Assets
Investment in affiliated securities—at value	$796,002		$2,590,636
Receivables:
Capital Shares sold	724		2,620
Dividends and interest	2,713		627
Expense reimbursement from Manager	8		7

Total Assets	799,447		2,593,890
Liabilities
Accrued management and investment advisory fees	210		667
Accrued distribution fees	426		1,386
Accrued transfer and administrative fees	104		381
Accrued directors’ expenses	—		1
Accrued other expenses	66		220
Payables:
Capital Shares reacquired	1,757		3,548

Total Liabilities	2,563		6,203

Net Assets Applicable to Outstanding Shares	$796,884		$2,587,687

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$699,403		$1,731,731
Accumulated undistributed (overdistributed) net investment income (operating loss)	2,695		4,206
Accumulated undistributed (overdistributed) net realized gain (loss)	8,471		118,243
Net unrealized appreciation (depreciation) of investments	86,315		733,507

Total Net Assets	$796,884		$2,587,687

Capital Stock (par value: $.01 a share):
Shares authorized	955,000		1,055,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$302		$780
Shares Issued and Outstanding	25		37
Net Asset Value per share	$11.90		$20.95

Advisors Select: Net Assets	$101		$45
Shares Issued and Outstanding	8		2
Net Asset Value per share	$11.90		$20.92

Advisors Signature: Net Assets	$10		$44
Shares Issued and Outstanding	1		2
Net Asset Value per share	$11.89		$20.90

Class A: Net Assets	$393,734		$1,232,964
Shares Issued and Outstanding	33,021		57,943
Net Asset Value per share	$11.92		$21.28
Maximum Offering Price	$12.48	(a)	$22.52	(c)

Class B: Net Assets	$258,168		$730,737
Shares Issued and Outstanding	21,681		36,270
Net Asset Value per share	$11.91	(b)	$20.15	(b)

Class C: Net Assets	$143,587		$616,494
Shares Issued and Outstanding	12,122		30,540
Net Asset Value per share.	$11.85	(b)	$20.19	(b)

Class J: Net Assets	$501		$3,826
Shares Issued and Outstanding	42		183
Net Asset Value per share	$11.89	(b)	$20.94	(b)

Institutional: Net Assets	$93		$1,481
Shares Issued and Outstanding	8		70
Net Asset Value per share	$11.90		$21.04

Preferred: Net Assets	$11		$11
Shares Issued and Outstanding	1		1
Net Asset Value per share	$11.89		$21.00

Select: Net Assets	$377		$1,305
Shares Issued and Outstanding	32		62
Net Asset Value per share	$11.89		$20.98

(a)	Maximum offering price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.

(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.
See accompanying notes.

35

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2010 Fund	2020 Fund	2030 Fund

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$46,713	$76,753	$56,233

Total Income	46,713	76,753	56,233
Expenses:
Management and investment advisory fees	1,757	3,388	2,855
Distribution fees — Advisors Preferred	168	318	287
Distribution fees — Advisors Select	140	269	238
Distribution fees — Advisors Signature	35	85	69
Distribution fees — Class A	63	95	72
Distribution fees — Class B	N/A	83	65
Distribution fees — Class C	25	28	29
Distribution fees — Class J	1,185	2,298	1,871
Distribution fees — Select	40	81	81
Administrative service fees — Advisors Preferred	101	191	172
Administrative service fees — Advisors Select	93	180	159
Administrative service fees — Advisors Signature	28	68	55
Administrative service fees — Preferred	128	231	188
Administrative service fees — Select	52	105	106
Registration fees — Class A	20	24	19
Registration fees — Class B	N/A	18	17
Registration fees — Class C	24	24	24
Registration fees — Class J	37	58	48
Service fees — Advisors Preferred	114	216	195
Service fees — Advisors Select	117	224	199
Service fees — Advisors Signature	25	61	49
Service fees — Preferred	175	315	257
Service fees — Select	60	122	122
Shareholder reports — Class A	2	6	7
Shareholder reports — Class B	N/A	1	1
Shareholder reports — Class C	—	1	1
Shareholder reports — Class J	14	31	41
Transfer and administrative fees — Class A	30	70	84
Transfer and administrative fees — Class B	N/A	16	18
Transfer and administrative fees — Class C	4	5	6
Transfer and administrative fees — Class J	89	178	213
Other expenses	4	8	7

Total Gross Expenses	4,530	8,798	7,555
Less: Reimbursement from Manager — Class A	21	51	74
Less: Reimbursement from Manager — Class B	N/A	25	27
Less: Reimbursement from Manager — Class C	25	26	27
Less: Reimbursement from Underwriter — Class J	101	198	162

Total Net Expenses	4,383	8,498	7,265

Net Investment Income (Operating Loss)	42,330	68,255	48,968

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliates	6,736	18,732	17,480
Other investment companies — affiliated	23,342	53,106	49,227
Change in unrealized appreciation/depreciation of:
Investments in affiliates	76,638	227,663	236,343

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	106,716	299,501	303,050

Net Increase (Decrease) in Net Assets Resulting from Operations	$149,046	$367,756	$352,018

See accompanying notes.

36

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

			Principal LifeTime
	Principal LifeTime	Principal LifeTime	Strategic Income
Amounts in thousands	2040 Fund	2050 Fund	Fund

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$23,776	$10,339	$22,394

Total Income	23,776	10,339	22,394
Expenses:
Management and investment advisory fees	1,385	592	614
Distribution fees — Advisors Preferred	134	51	56
Distribution fees — Advisors Select	103	47	72
Distribution fees — Advisors Signature	34	11	15
Distribution fees — Class A	43	26	27
Distribution fees — Class B	45	13	5
Distribution fees — Class C	13	7	12
Distribution fees — Class J	731	152	446
Distribution fees — Select	28	12	9
Administrative service fees — Advisors Preferred	80	30	34
Administrative service fees — Advisors Select	69	32	48
Administrative service fees — Advisors Signature	28	9	12
Administrative service fees — Preferred	85	26	34
Administrative service fees — Select	36	16	11
Registration fees — Class A	17	17	17
Registration fees — Class B	16	17	17
Registration fees — Class C	24	24	24
Registration fees — Class J	35	19	31
Service fees — Advisors Preferred	91	35	38
Service fees — Advisors Select	86	39	60
Service fees — Advisors Signature	24	8	11
Service fees — Preferred	116	35	46
Service fees — Select	42	18	13
Shareholder reports — Class A	6	4	1
Shareholder reports — Class B	1	1	—
Shareholder reports — Class J	22	6	7
Transfer and administrative fees — Class A	74	53	14
Transfer and administrative fees — Class B	16	8	6
Transfer and administrative fees — Class C	5	5	3
Transfer and administrative fees — Class J	115	39	47
Other expenses	3	2	2

Total Gross Expenses	3,507	1,354	1,732
Less: Reimbursement from Manager — Class A	75	60	18
Less: Reimbursement from Manager — Class B	27	24	22
Less: Reimbursement from Manager — Class C	28	29	26
Less: Reimbursement from Manager — Class J	—	12	—
Less: Reimbursement from Underwriter — Class J	63	13	38

Total Net Expenses	3,314	1,216	1,628

Net Investment Income (Operating Loss)	20,462	9,123	20,766

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliates	8,521	4,984	2,288
Other investment companies — affiliated	23,551	11,202	5,128
Change in unrealized appreciation/depreciation of:
Investments in affiliates	133,266	56,642	(2,647)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	165,338	72,828	4,769

Net Increase (Decrease) in Net Assets Resulting from Operations	$185,800	$81,951	$25,535

See accompanying notes.

37

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	SAM Balanced	SAM Conservative	SAM Conservative
Amounts in thousands	Portfolio	Balanced Portfolio	Growth Portfolio

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$145,633	$24,849	$91,724
Interest	227	20	35

Total Income	145,860	24,869	91,759
Expenses:
Management and investment advisory fees	14,834	2,020	12,204
Distribution fees — Class A	6,122	775	4,706
Distribution fees — Class B	13,909	1,623	10,857
Distribution fees — Class C	9,186	1,743	9,459
Distribution fees — Class J	3	1	4
Administrative service fees — Select	1	—	1
Registration fees — Class A	236	47	185
Registration fees — Class B	120	31	103
Registration fees — Class C	64	30	61
Registration fees — Class J	23	23	23
Service fees — Select	1	—	1
Shareholder reports — Class A	139	17	111
Shareholder reports — Class B	103	12	83
Shareholder reports — Class C	48	9	58
Transfer and administrative fees — Class A	1,235	181	1,109
Transfer and administrative fees — Class B	814	126	758
Transfer and administrative fees — Class C	623	100	679
Transfer and administrative fees — Class J	8	7	8
Auditing and legal fees	15	16	15
Custodian fees	1	1	1
Directors’ expenses	99	14	83
Registration fees*	22	17	21
Shareholder reports*	216	28	218
Transfer and administrative fees*	89	13	80
Other expenses	113	23	94

Total Gross Expenses	48,024	6,857	40,922
Less: Reimbursement from Manager — Class J	30	30	30

Total Net Expenses	47,994	6,827	40,892

Net Investment Income (Operating Loss)	97,866	18,042	50,867

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliates	32,206	2,706	29,030
Other investment companies — affiliated	199,177	18,764	209,740
Change in unrealized appreciation/depreciation of:
Investments in affiliates	298,868	26,879	320,702

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	530,251	48,349	559,472

Net Increase (Decrease) in Net Assets Resulting from Operations	$628,117	$66,391	$610,339

*	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.
See accompanying notes.

38

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	SAM Flexible	SAM Strategic
Amounts in thousands	Income Portfolio	Growth Portfolio

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$36,209	$48,538
Interest	28	19

Total Income	36,237	48,557
Expenses:
Management and investment advisory fees	2,560	7,575
Distribution fees — Class A	978	2,837
Distribution fees — Class B	2,872	6,857
Distribution fees — Class C	1,433	6,087
Distribution fees — Class J	—	4
Registration fees — Class A	54	120
Registration fees — Class B	48	77
Registration fees — Class C	32	51
Registration fees — Class J	23	23
Service fees — Select	—	1
Shareholder reports — Class A	24	85
Shareholder reports — Class B	21	59
Shareholder reports — Class C	8	44
Transfer and administrative fees — Class A	222	941
Transfer and administrative fees — Class B	199	694
Transfer and administrative fees — Class C	91	488
Transfer and administrative fees — Class J	7	8
Auditing and legal fees	18	13
Custodian fees	1	2
Directors’ expenses	17	53
Registration fees*	17	23
Shareholder reports*	29	155
Transfer and administrative fees*	18	65
Other expenses	19	59

Total Gross Expenses	8,691	26,321
Less: Reimbursement from Manager — Class J	30	30

Total Net Expenses	8,661	26,291

Net Investment Income (Operating Loss)	27,576	22,266

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliates	4,992	1,372
Other investment companies — affiliated	11,591	140,253
Change in unrealized appreciation/depreciation of:
Investments in affiliates	12,426	246,017

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	29,009	387,642

Net Increase (Decrease) in Net Assets Resulting from Operations	$56,585	$409,908

*	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.
See accompanying notes.

39

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Principal LifeTime 2010 Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$42,330	$24,969
Net realized gain (loss) from investment transactions and foreign currency transactions	30,078	6,042
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	76,638	65,662

Net Increase (Decrease) in Net Assets Resulting from Operations	149,046	96,673

Dividends and Distributions to Shareholders
From net investment income	(34,147)	(14,813)
From net realized gain on investments and foreign currency transactions	(6,044)	(4,163)

Total Dividends and Distributions	(40,191)	(18,976)

Capital Share Transactions
Net increase (decrease) in capital share transactions	620,817	406,179
Redemption fees — Class J	2	1

Total increase (decrease) in net assets	729,674	483,877

Net Assets
Beginning of period	1,079,150	595,273

End of period (including undistributed net investment income as set forth below)	$1,808,824	$1,079,150

Undistributed (overdistributed) net investment income (operating loss)	$25,438	$17,256

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$57,134	$21,624	$9,983	$17,247	$5,619	$106,022	$376,536	$83,120	$41,949
Reinvested	1,654	1,162	216	600	—	6,325	26,202	3,051	977
Redeemed	(26,748)	(8,907)	(2,673)	(4,058)	(371)	(35,349)	(22,171)	(24,447)	(13,880)

Net Increase (Decrease)	$32,040	$13,879	$7,526	$13,789	$5,248	$76,998	$380,567	$61,724	$29,046

Shares:
Sold	4,232	1,616	741	1,277	416	7,877	27,839	6,175	3,130
Reinvested	127	89	16	45	—	482	1,992	233	74
Redeemed	(1,975)	(672)	(201)	(299)	(28)	(2,625)	(1,631)	(1,812)	(1,036)

Net Increase (Decrease)	2,384	1,033	556	1,023	388	5,734	28,200	4,596	2,168

Year Ended October 31, 2006
Dollars:
Sold	$29,508	$18,503	$5,290	$14,444	N/A	$88,821	$206,145	$63,776	$15,650
Reinvested	623	499	58	81	N/A	2,951	13,337	1,054	371
Redeemed	(3,629)	(6,148)	(844)	(1,139)	N/A	(20,570)	(9,706)	(10,011)	(2,885)

Net Increase (Decrease)	$26,502	$12,854	$4,504	$13,386	N/A	$71,202	$209,776	$54,819	$13,136

Shares:
Sold	2,366	1,497	425	1,145	N/A	7,121	16,414	5,099	1,247
Reinvested	51	41	5	7	N/A	243	1,094	87	31
Redeemed	(293)	(496)	(68)	(91)	N/A	(1,643)	(777)	(803)	(231)

Net Increase (Decrease)	2,124	1,042	362	1,061	N/A	5,721	16,731	4,383	1,047

Distributions:
Year Ended October 31, 2007
From net investment income	$(1,369)	$(954)	$(181)	$(504)	$—	$(5,252)	$(22,463)	$(2,602)	$(822)
From net realized gain on investments and foreign currency transactions	(285)	(208)	(35)	(98)	—	(1,075)	(3,739)	(449)	(155)

Total Dividends and Distributions	$(1,654)	$(1,162)	$(216)	$(602)	$—	$(6,327)	$(26,202)	$(3,051)	$(977)

Year Ended October 31, 2006
From net investment income	$(473)	$(361)	$(42)	$(57)	N/A	$(2,203)	$(10,577)	$(814)	$(286)
From net realized gain on investments and foreign currency transactions	(150)	(138)	(17)	(25)	N/A	(748)	(2,760)	(240)	(85)

Total Dividends and Distributions	$(623)	$(499)	$(59)	$(82)	N/A	$(2,951)	$(13,337)	$(1,054)	$(371)

See accompanying notes.

40

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Principal LifeTime 2020 Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$68,255	$37,248
Net realized gain (loss) from investment transactions and foreign currency transactions	71,838	13,137
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	227,663	151,200

Net Increase (Decrease) in Net Assets Resulting from Operations	367,756	201,585

Dividends and Distributions to Shareholders
From net investment income	(59,997)	(26,132)
From net realized gain on investments and foreign currency transactions	(13,155)	(8,543)

Total Dividends and Distributions	(73,152)	(34,675)

Capital Share Transactions
Net increase (decrease) in capital share transactions	1,369,868	835,085
Redemption fees — Class A	1	—
Redemption fees — Class J	4	1

Total increase (decrease) in net assets	1,664,477	1,001,996
Net Assets
Beginning of period	1,991,575	989,579

End of period (including undistributed net investment income as set forth below)	$3,656,052	$1,991,575

Undistributed (overdistributed) net investment income (operating loss)	$27,710	$19,452

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$85,545	$35,124	$21,007	$28,998	$5,689	$6,894	$219,804	$805,720	$168,406	$69,751
Reinvested	3,009	2,194	469	842	149	—	11,650	48,056	4,862	1,914
Redeemed	(20,413)	(10,347)	(2,962)	(4,753)	(1,371)	(219)	(55,899)	(14,938)	(26,547)	(12,766)

Net Increase (Decrease)	$68,141	$26,971	$18,514	$25,087	$4,467	$6,675	$175,555	$838,838	$146,721	$58,899

Shares:
Sold	6,035	2,503	1,487	2,038	401	482	15,548	56,917	11,932	4,950
Reinvested	220	161	34	61	11	—	852	3,509	356	140
Redeemed	(1,438)	(750)	(210)	(333)	(96)	(15)	(3,948)	(1,073)	(1,876)	(922)

Net Increase (Decrease)	4,817	1,914	1,311	1,766	316	467	12,452	59,353	10,412	4,168

Year Ended October 31, 2006
Dollars:
Sold	$58,384	$36,988	$11,052	$19,707	$4,614	N/A	$167,043	$448,131	$90,677	$32,148
Reinvested	1,135	981	118	118	19	N/A	5,808	24,318	1,475	700
Redeemed	(6,903)	(8,053)	(566)	(1,425)	(331)	N/A	(34,320)	(5,385)	(8,854)	(2,494)

Net Increase (Decrease)	$52,616	$29,916	$10,604	$18,400	$4,302	N/A	$138,531	$467,064	$83,298	$30,354

Shares:
Sold	4,557	2,907	865	1,527	358	N/A	13,031	34,738	6,999	2,500
Reinvested	92	79	10	9	2	N/A	468	1,955	119	56
Redeemed	(544)	(637)	(45)	(109)	(26)	N/A	(2,671)	(421)	(696)	(192)

Net Increase (Decrease)	4,105	2,349	830	1,427	334	N/A	10,828	36,272	6,422	2,364

Distributions:
Year Ended October 31, 2007
From net investment income	$(2,398)	$(1,712)	$(369)	$(684)	$(110)	$—	$(9,282)	$(39,882)	$(4,007)	$(1,553)
From net realized gain on investments and foreign currency transactions	(611)	(483)	(100)	(161)	(39)	—	(2,371)	(8,174)	(855)	(361)

Total Dividends and Distributions	$(3,009)	$(2,195)	$(469)	$(845)	$(149)	$—	$(11,653)	$(48,056)	$(4,862)	$(1,914)

Year Ended October 31, 2006
From net investment income	$(829)	$(688)	$(81)	$(79)	$(8)	N/A	$(4,183)	$(18,644)	$(1,108)	$(512)
From net realized gain on investments and foreign currency transactions	(305)	(293)	(37)	(39)	(11)	N/A	(1,628)	(5,674)	(368)	(188)

Total Dividends and Distributions	$(1,134)	$(981)	$(118)	$(118)	$(19)	N/A	$(5,811)	$(24,318)	$(1,476)	$(700)

See accompanying notes.

41

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Principal LifeTime 2030 Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$48,968	$26,673
Net realized gain (loss) from investment transactions and foreign currency transactions	66,707	12,531
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	236,343	135,962

Net Increase (Decrease) in Net Assets Resulting from Operations	352,018	175,166

Dividends and Distributions to Shareholders
From net investment income	(45,795)	(20,908)
From net realized gain on investments and foreign currency transactions	(12,543)	(8,185)

Total Dividends and Distributions	(58,338)	(29,093)

Capital Share Transactions
Net increase (decrease) in capital share transactions	1,180,400	705,172
Redemption fees — Class J	1	—

Total increase (decrease) in net assets	1,474,081	851,245

Net Assets
Beginning of period	1,649,750	798,505

End of period (including undistributed net investment income as set forth below)	$3,123,831	$1,649,750

Undistributed (overdistributed) net investment income (operating loss)	$13,334	$10,161

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select
	}
Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$82,347	$32,570	$15,885	$21,246	$4,859	$7,463	$172,063	$719,343	$122,529	$55,649
Reinvested	2,564	1,784	340	603	102	—	8,995	38,118	3,890	1,931
Redeemed	(16,713)	(5,667)	(1,364)	(3,142)	(901)	(274)	(46,903)	(4,507)	(22,943)	(9,467)

Net Increase (Decrease)	$68,198	$28,687	$14,861	$18,707	$4,060	$7,189	$134,155	$752,954	$103,476	$48,113
Shares:
Shares:
Sold	5,766	2,324	1,126	1,498	342	522	12,143	50,733	8,679	3,859
Reinvested	188	131	25	44	7	—	659	2,792	285	139
Redeemed	(1,166)	(410)	(98)	(221)	(63)	(19)	(3,306)	(317)	(1,599)	(673)

Net Increase (Decrease)	4,788	2,045	1,053	1,321	286	503	9,496	53,208	7,365	3,325

Year Ended October 31, 2006
Dollars:
Sold	$46,884	$28,701	$10,260	$14,543	$3,359	N/A	$131,354	$382,725	$77,539	$32,711
Reinvested	962	862	51	82	15	N/A	4,901	20,117	1,205	896
Redeemed	(3,271)	(5,292)	(859)	(894)	(295)	N/A	(27,800)	(4,022)	(5,632)	(3,930)

Net Increase (Decrease)	$44,575	$24,271	$9,452	$13,731	$3,079	N/A	$108,455	$398,820	$73,112	$29,677

Shares:
Sold	3,699	2,261	801	1,134	263	N/A	10,334	30,005	6,006	2,540
Reinvested	78	70	4	7	1	N/A	399	1,637	98	71
Redeemed	(258)	(422)	(68)	(70)	(23)	N/A	(2,182)	(316)	(446)	(301)

Net Increase (Decrease)	3,519	1,909	737	1,071	241	N/A	8,551	31,326	5,658	2,310

Distributions:
Year Ended October 31, 2007
From net investment income	$(1,949)	$(1,317)	$(248)	$(469)	$(70)	$—	$(6,777)	$(30,412)	$(3,064)	$(1,489)
From net realized gain on investments and foreign currency transactions	(615)	(467)	(92)	(142)	(33)	—	(2,220)	(7,706)	(826)	(442)

Total Dividends and Distributions	$(2,564)	$(1,784)	$(340)	$(611)	$(103)	$—	$(8,997)	$(38,118)	$(3,890)	$(1,931)

Year Ended October 31, 2006
From net investment income	$(664)	$(565)	$(34)	$(51)	$(5)	N/A	$(3,307)	$(14,801)	$(855)	$(625)
From net realized gain on investments and foreign currency transactions	(298)	(297)	(17)	(31)	(10)	N/A	(1,596)	(5,315)	(350)	(271)

Total Dividends and Distributions	$(962)	$(862)	$(51)	$(82)	$(15)	N/A	$(4,903)	$(20,116)	$(1,205)	$(896)

See accompanying notes.

42

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Principal LifeTime 2040 Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$20,462	$10,340
Net realized gain (loss) from investment transactions and foreign currency transactions	32,072	5,625
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	133,266	62,385

Net Increase (Decrease) in Net Assets Resulting from Operations	185,800	78,350

Dividends and Distributions to Shareholders
From net investment income	(20,326)	(8,272)
From net realized gain on investments and foreign currency transactions	(5,628)	(3,172)

Total Dividends and Distributions	(25,954)	(11,444)

Capital Share Transactions
Net increase (decrease) in capital share transactions	641,626	349,356
Redemption fees — Class J	1	1

Total increase (decrease) in net assets	801,473	416,263

Net Assets
Beginning of period	756,099	339,836

End of period (including undistributed net investment income as set forth below)	$1,557,572	$756,099

Undistributed (overdistributed) net investment income (operating loss)	$3,224	$3,087

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$39,804	$15,912	$8,797	$14,035	$2,905	$3,038	$83,153	$411,471	$60,382	$31,205
Reinvested	1,115	719	155	340	70	—	3,240	18,165	1,629	516
Redeemed	(9,283)	(2,893)	(601)	(1,740)	(524)	(98)	(22,409)	(1,259)	(12,193)	(4,025)

Net Increase (Decrease)	$31,636	$13,738	$8,351	$12,635	$2,451	$2,940	$63,984	$428,377	$49,818	$27,696

Shares:
Sold	2,744	1,104	613	981	204	211	5,731	28,461	4,167	2,160
Reinvested	81	52	11	24	5	—	234	1,306	117	37
Redeemed	(635)	(204)	(42)	(120)	(37)	(7)	(1,546)	(89)	(829)	(285)

Net Increase (Decrease)	2,190	952	582	885	172	204	4,419	29,678	3,455	1,912

Year Ended October 31, 2006
Dollars:
Sold	$19,788	$14,241	$4,700	$7,896	$2,408	N/A	$59,246	$208,007	$34,926	$8,767
Reinvested	470	294	21	68	29	N/A	1,376	8,636	375	173
Redeemed	(1,745)	(1,677)	(255)	(691)	(173)	N/A	(10,976)	(2,983)	(2,775)	(790)

Net Increase (Decrease)	$18,513	$12,858	$4,466	$7,273	$2,264	N/A	$49,646	$213,660	$32,526	$8,150

Shares:
Sold	1,544	1,103	365	615	188	N/A	4,600	16,050	2,654	676
Reinvested	38	24	2	5	2	N/A	111	693	30	14
Redeemed	(137)	(133)	(20)	(54)	(13)	N/A	(852)	(232)	(216)	(61)

Net Increase (Decrease)	1,445	994	347	566	177	N/A	3,859	16,511	2,468	629

Distributions:
Year Ended October 31, 2007
From net investment income	$(841)	$(525)	$(113)	$(266)	$(47)	$—	$(2,409)	$(14,452)	$(1,275)	$(398)
From net realized gain on investments and foreign currency transactions	(274)	(195)	(42)	(77)	(23)	—	(831)	(3,713)	(354)	(119)

Total Dividends and Distributions	$(1,115)	$(720)	$(155)	$(343)	$(70)	$—	$(3,240)	$(18,165)	$(1,629)	$(517)

Year Ended October 31, 2006
From net investment income	$(321)	$(190)	$(14)	$(51)	$(22)	N/A	$(895)	$(6,392)	$(266)	$(121)
From net realized gain on investments and foreign currency transactions	(150)	(104)	(7)	(17)	(7)	N/A	(482)	(2,244)	(109)	(52)

Total Dividends and Distributions	$(471)	$(294)	$(21)	$(68)	$(29)	N/A	$(1,377)	$(8,636)	$(375)	$(173)

See accompanying notes.

43

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Principal LifeTime 2050 Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$9,123	$4,475
Net realized gain (loss) from investment transactions and foreign currency transactions	16,186	2,932
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	56,642	29,406

Net Increase (Decrease) in Net Assets Resulting from Operations	81,951	36,813

Dividends and Distributions to Shareholders
From net investment income	(8,710)	(4,003)
From net realized gain on investments and foreign currency transactions	(2,938)	(1,506)

Total Dividends and Distributions	(11,648)	(5,509)

Capital Share Transactions
Net increase (decrease) in capital share transactions	240,237	154,396
Redemption fees — Class J	1	—

Total increase (decrease) in net assets	310,541	185,700

Net Assets
Beginning of period	342,443	156,743

End of period (including undistributed net investment income as set forth below)	$652,984	$342,443

Undistributed (overdistributed) net investment income (operating loss)	$1,047	$634

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$15,175	$6,378	$3,281	$8,400	$1,748	$2,229	$20,796	$162,738	$23,533	$10,774
Reinvested	423	337	49	180	11	—	630	9,335	439	243
Redeemed	(5,114)	(2,389)	(539)	(886)	(308)	(741)	(5,615)	(4,610)	(4,468)	(1,792)

Net Increase (Decrease)	$10,484	$4,326	$2,791	$7,694	$1,451	$1,488	$15,811	$167,463	$19,504	$9,225

Shares:
Sold	1,089	455	234	597	125	156	1,488	11,528	1,673	762
Reinvested	32	25	4	13	1	—	47	691	32	18
Redeemed	(359)	(171)	(40)	(62)	(22)	(54)	(402)	(331)	(314)	(128)

Net Increase (Decrease)	762	309	198	548	104	102	1,133	11,888	1,391	652

Year Ended October 31, 2006
Dollars:
Sold	$8,102	$6,412	$1,495	$5,236	$447	N/A	$13,353	$114,104	$9,916	$6,005
Reinvested	135	170	5	20	—	N/A	235	4,757	127	59
Redeemed	(1,134)	(1,176)	(68)	(520)	(16)	N/A	(2,783)	(8,198)	(1,742)	(545)

Net Increase (Decrease)	$7,103	$5,406	$1,432	$4,736	$431	N/A	$10,805	$110,663	$8,301	$5,519

Shares:
Sold	651	513	119	417	35	N/A	1,080	9,089	781	484
Reinvested	11	14	—	2	—	N/A	20	395	11	5
Redeemed	(91)	(96)	(5)	(42)	(1)	N/A	(226)	(665)	(141)	(44)

Net Increase (Decrease)	571	431	114	377	34	N/A	874	8,819	651	445

Distributions:
Year Ended October 31, 2007
From net investment income	$(302)	$(229)	$(33)	$(130)	$(7)	$—	$(437)	$(7,072)	$(324)	$(176)
From net realized gain on investments and foreign currency transactions	(121)	(108)	(16)	(50)	(4)	—	(193)	(2,264)	(115)	(67)

Total Dividends and Distributions	$(423)	$(337)	$(49)	$(180)	$(11)	$—	$(630)	$(9,336)	$(439)	$(243)

Year Ended October 31, 2006
From net investment income	$(92)	$(111)	$(3)	$(12)	$—	N/A	$(144)	$(3,510)	$(89)	$(42)
From net realized gain on investments and foreign currency transactions	(43)	(59)	(2)	(9)	—	N/A	(91)	(1,247)	(38)	(17)

Total Dividends and Distributions	$(135)	$(170)	$(5)	$(21)	$—	N/A	$(235)	$(4,757)	$(127)	$(59)

See accompanying notes.

44

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Principal LifeTime Strategic Income Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$20,766	$12,420
Net realized gain (loss) from investment transactions and foreign currency transactions	7,416	1,848
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(2,647)	17,242

Net Increase (Decrease) in Net Assets Resulting from Operations	25,535	31,510

Dividends and Distributions to Shareholders
From net investment income	(14,191)	(7,502)
From net realized gain on investments and foreign currency transactions	(1,849)	(2,853)

Total Dividends and Distributions	(16,040)	(10,355)

Capital Share Transactions
Net increase (decrease) in capital share transactions	149,226	111,269
Redemption fees — Class C	2	—
Redemption fees — Class J	2	—

Total increase (decrease) in net assets	158,725	132,424

Net Assets
Beginning of period	404,411	271,987

End of period (including undistributed net investment income as set forth below)	$563,136	$404,411

Undistributed (overdistributed) net investment income (operating loss)	$16,200	$9,625

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C		Class J	Institutional	Preferred	Select
Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$29,385	$8,272	$8,494	$10,566	$732		$2,905	$29,337	$116,879	$40,879	$11,872
Reinvested	694	707	105	255	4		—	2,874	10,371	820	188
Redeemed	(20,259)	(4,421)	(6,441)	(2,073)	(104)		(374)	(19,533)	(42,111)	(25,782)	(5,015)

Net Increase (Decrease)	$9,820	$4,558	$2,158	$8,748	$632		$2,531	$12,678	$85,139	$15,917	$7,045

Shares:
Sold	2,329	658	673	832	58		230	2,335	9,272	3,253	946
Reinvested	56	57	8	20	—		—	231	832	66	15
Redeemed	(1,619)	(355)	(509)	(163)	(8)		(30)	(1,557)	(3,330)	(2,055)	(399)

Net Increase (Decrease)	766	360	172	689	50		200	1,009	6,774	1,264	562

Year Ended October 31, 2006
Dollars:
Sold	$20,828	$42,395	$2,669	$4,975	$134		N/A	$31,097	$78,951	$27,322	$4,588
Reinvested	411	267	31	49	—		N/A	1,989	7,102	411	82
Redeemed	(14,537)	(30,964)	(542)	(543)	(24)		N/A	(13,797)	(31,143)	(18,203)	(2,279)

Net Increase (Decrease)	$6,702	$11,698	$2,158	$4,481	$110		N/A	$19,289	$54,910	$9,530	$2,391

Shares:
Sold	1,729	3,533	220	408	11		N/A	2,579	6,483	2,267	378
Reinvested	35	22	3	4	—		N/A	168	596	35	7
Redeemed	(1,210)	(2,593)	(45)	(44)	(2)		N/A	(1,142)	(2,547)	(1,514)	(188)

Net Increase (Decrease)	554	962	178	368	9		N/A	1,605	4,532	788	197

Distributions:
Year Ended October 31, 2007
From net investment income	$(606)	$(611)	$(80)	$(237)	$(3)	$—		$(2,512)	$(9,247)	$(727)	$(168)
From net realized gain on investments and foreign currency transactions	(88)	(96)	(25)	(33)	(1)		—	(369)	(1,124)	(93)	(20)

Total Dividends and Distributions	$(694)	$(707)	$(105)	$(270)	$(4)		$—	$(2,881)	$(10,371)	$(820)	$(188)

Year Ended October 31, 2007
From net investment income	$(249)	$(180)	$(21)	$(39)	$—		N/A	$(1,383)	$(5,275)	$(296)	$(59)
From net realized gain on investments and foreign currency transactions	(162)	(86)	(10)	(19)	—		N/A	(610)	(1,827)	(115)	(24)

Total Dividends and Distributions	$(411)	$(266)	$(31)	$(58)	$—		N/A	$(1,993)	$(7,102)	$(411)	$(83)

See accompanying notes.

45

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SAM Balanced Portfolio
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$97,866	$74,270
Net realized gain (loss) from investment transactions and foreign currency transactions	231,383	52,273
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	298,868	335,824

Net Increase (Decrease) in Net Assets Resulting from Operations	628,117	462,367

Dividends and Distributions to Shareholders
From net investment income	(82,911)	(78,812)
From net realized gain on investments and foreign currency transactions	(24,656)	—

Total Dividends and Distributions	(107,567)	(78,812)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(262,928)	24,163
Redemption fees — Class A	21	—
Redemption fees — Class B	3	—
Redemption fees — Class C	3	—

Total increase (decrease) in net assets	257,649	407,718
Net Assets
Beginning of period	4,687,556	4,279,838

End of period (including undistributed net investment income as set forth below)	$4,945,205	$4,687,556

Undistributed (overdistributed) net investment income (operating loss)	$18,570	$3,615

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	R1	R2	Select

Capital Share Transactions:
Period Ended October 31, 2007
Dollars:
Sold	$1,127	$16	$16	$407,827	$78,092	$143,604	$2,630	$1,400	$10	N/A	N/A	$1,647
Reinvested	4	—	—	58,445	23,931	15,754	8	6	—	N/A	N/A	6
Redeemed	(3)	—	—	(530,058)	(289,746)	(177,187)	(144)	(66)	—	N/A	N/A	(247)

Net Increase (Decrease)	$1,128	$16	$16	$(63,786)	$(187,723)	$(17,829)	$2,494	$1,340	$10	N/A	N/A	$1,406

Shares:
Sold	74	1	1	26,884	5,185	9,574	172	90	1	N/A	N/A	109
Reinvested	—	—	—	3,898	1,607	1,063	—	—	—	N/A	N/A	—
Redeemed	—	—	—	(35,129)	(19,178)	(11,795)	(9)	(4)	—	N/A	N/A	(16)

Net Increase (Decrease)	74	1	1	(4,347)	(12,386)	(1,158)	163	86	1	N/A	N/A	93

Year Ended October 31, 2006
Dollars:
Sold	N/A	N/A	N/A	$522,607	$116,766	$225,375	N/A	N/A	N/A	370	83	N/A
Reinvested	N/A	N/A	N/A	44,010	18,045	10,504	N/A	N/A	N/A	2	—	N/A
Redeemed	N/A	N/A	N/A	(495,769)	(261,282)	(156,093)	N/A	N/A	N/A	(372)	(83)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	$70,848	$(126,471)	$79,786	N/A	N/A	N/A	—	—	N/A

Shares:
Sold	N/A	N/A	N/A	37,645	8,430	16,369	N/A	N/A	N/A	26	6	N/A
Reinvested	N/A	N/A	N/A	3,182	1,311	767	N/A	N/A	N/A	—	—	N/A
Redeemed	N/A	N/A	N/A	(35,748)	(18,879)	(11,334)	N/A	N/A	N/A	(26)	(6)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	5,079	(9,138)	5,802	N/A	N/A	N/A	—	—	N/A

Distributions:
Period Ended October 31, 2007
From net investment income	$(4)	$—	$—	$(51,513)	$(18,811)	$(12,562)	$(8)	$(6)	$—	N/A	N/A	$(7)
From net realized gain on investments and foreign currency transactions	—	—	—	(12,543)	(7,405)	(4,708)	—	—	—	N/A	N/A	—

Total Dividends and Distributions	$(4)	$—	$—	$(64,056)	$(26,216)	$(17,270)	$(8)	$(6)	$—	N/A	N/A	$(7)

Year Ended October 31, 2006
From net investment income	N/A	N/A	N/A	(48,045)	(19,331)	(11,433)	N/A	N/A	N/A	(2)	(1)	N/A

Total Dividends and Distributions	N/A	N/A	N/A	$(48,045)	$(19,331)	$(11,433)	N/A	N/A	N/A	$(2)	$(1)	N/A

See accompanying notes.

46

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SAM Conservative Balanced Portfolio
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$18,042	$16,003
Net realized gain (loss) from investment transactions and foreign currency transactions	21,470	3,928
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	26,879	34,661

Net Increase (Decrease) in Net Assets Resulting from Operations	66,391	54,592

Dividends and Distributions to Shareholders
From net investment income	(16,049)	(16,242)
From net realized gain on investments and foreign currency transactions	(4,480)	(960)

Total Dividends and Distributions	(20,529)	(17,202)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(32,649)	(3,671)
Redemption fees — Class A	4	—

Total increase (decrease) in net assets	13,217	33,719

Net Assets
Beginning of period	647,592	613,873

End of period (including undistributed net investment income as set forth below)	$660,809	$647,592

Undistributed (overdistributed) net investment income (operating loss)	$3,082	$1,089

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	R1	R2	Select

Capital Share Transactions:
Period Ended October 31, 2007
Dollars:
Sold	$932	$27	$10	$58,266	$11,985	$34,191	$913	$810	$10	N/A	N/A	$484
Reinvested	4	—	—	9,807	3,996	4,326	5	4	—	N/A	N/A	3
Redeemed	(260)	(3)	—	(82,635)	(34,921)	(40,305)	(40)	(103)	—	N/A	N/A	(155)

Net Increase (Decrease)	$676	$24	$10	$(14,562)	$(18,940)	$(1,788)	$878	$711	$10	N/A	N/A	$332

Shares:
Sold	80	2	1	5,109	1,056	3,018	79	70	1	N/A	N/A	42
Reinvested	—	—	—	865	354	384	—	1	—	N/A	N/A	—
Redeemed	(22)	—	—	(7,230)	(3,068)	(3,555)	(3)	(9)	—	N/A	N/A	(13)

Net Increase (Decrease)	58	2	1	(1,256)	(1,658)	(153)	76	62	1	N/A	N/A	29

Year Ended October 31, 2006
Dollars:
Sold	N/A	N/A	N/A	$87,710	$21,449	$44,537	N/A	N/A	N/A	$2	$103	N/A
Reinvested	N/A	N/A	N/A	8,406	3,612	3,608	N/A	N/A	N/A	—	1	N/A
Redeemed	N/A	N/A	N/A	(95,834)	(37,991)	(39,168)	N/A	N/A	N/A	(2)	(104)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	$282	$(12,930)	$8,977	N/A	N/A	N/A	$—	$—	N/A

Shares:
Sold	N/A	N/A	N/A	8,160	2,015	4,168	N/A	N/A	N/A	—	10	N/A
Reinvested	N/A	N/A	N/A	783	337	338	N/A	N/A	N/A	—	—	N/A
Redeemed	N/A	N/A	N/A	(8,907)	(3,552)	(3,658)	N/A	N/A	N/A	—	(10)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	36	(1,200)	848	N/A	N/A	N/A	—	—	N/A

Distributions:
Period Ended October 31, 2007
From net investment income	$(4)	$—	$—	$(8,920)	$(3,406)	$(3,707)	$(5)	$(4)	$—	N/A	N/A	$(3)
From net realized gain on investments and foreign currency transactions	—	—	—	(2,143)	(1,148)	(1,189)	—	—	—	N/A	N/A	—

Total Dividends and Distributions	$(4)	$—	$—	$(11,063)	$(4,554)	$(4,896)	$(5)	$(4)	$—	N/A	N/A	$(3)

Year Ended October 31, 2006
From net investment income	N/A	N/A	N/A	$(8,934)	$(3,662)	$(3,645)	N/A	N/A	N/A	$—	$(1)	N/A
From net realized gain on investments and foreign currency transactions	N/A	N/A	N/A	(454)	(263)	(243)	N/A	N/A	N/A	—	—	N/A

Total Dividends and Distributions	N/A	N/A	N/A	$(9,388)	$(3,925)	$(3,888)	N/A	N/A	N/A	$—	$(1)	N/A

See accompanying notes.

47

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SAM Conservative Growth Portfolio
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$50,867	$27,919
Net realized gain (loss) from investment transactions and foreign currency transactions	238,770	54,672
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	320,702	343,872

Net Increase (Decrease) in Net Assets Resulting from Operations	610,339	426,463

Dividends and Distributions to Shareholders
From net investment income	(34,083)	(30,010)

Total Dividends and Distributions	(34,083)	(30,010)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(298,126)	77,544
Redemption fees — Class A	18	—
Redemption fees — Class B	2	—
Redemption fees — Class C	7	—

Total increase (decrease) in net assets	278,157	473,997

Net Assets
Beginning of period	3,822,791	3,348,794

End of period (including undistributed net investment income as set forth below)	$4,100,948	$3,822,791

Undistributed (overdistributed) net investment income (operating loss)	$21,316	$4,532

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	R1	R2	Select

Capital Share Transactions:
Period Ended October 31, 2007
Dollars:
Sold	$692	$32	$22	$265,545	$58,116	$135,019	$3,602	$1,358	$13	N/A	N/A	$3,021
Reinvested	—	—	—	21,503	5,309	5,114	—	—	—	N/A	N/A	—
Redeemed	(6)	(3)	—	(385,977)	(226,528)	(184,617)	(140)	(1)	—	N/A	N/A	(200)

Net Increase (Decrease)	$686	$29	$22	$(98,929)	$(163,103)	$(44,484)	$3,462	$1,357	$13	N/A	N/A	$2,821

Shares:
Sold	39	2	1	15,200	3,455	8,080	202	77	1	N/A	N/A	173
Reinvested	—	—	—	1,281	326	316	—	—	—	N/A	N/A	—
Redeemed	(1)	—	—	(22,181)	(13,418)	(11,041)	(8)	—	—	N/A	N/A	(11)

Net Increase (Decrease)	38	2	1	(5,700)	(9,637)	(2,645)	194	77	1	N/A	N/A	162

Year Ended October 31, 2006
Dollars:
Sold	N/A	N/A	N/A	$366,364	$93,804	$228,099	N/A	N/A	N/A	$374	$335	N/A
Reinvested	N/A	N/A	N/A	14,092	8,512	5,943	N/A	N/A	N/A	—	—	N/A
Redeemed	N/A	N/A	N/A	(312,177)	(183,952)	(143,141)	N/A	N/A	N/A	(374)	(335)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	$68,279	$(81,636)	$90,901	N/A	N/A	N/A	$—	$—	N/A

Shares:
Sold	N/A	N/A	N/A	23,610	6,249	15,289	N/A	N/A	N/A	24	22	N/A
Reinvested	N/A	N/A	N/A	927	576	406	N/A	N/A	N/A	—	—	N/A
Redeemed	N/A	N/A	N/A	(20,066)	(12,223)	(9,570)	N/A	N/A	N/A	(24)	(22)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	4,471	(5,398)	6,125	N/A	N/A	N/A	—	—	N/A

Distributions:
Period Ended October 31, 2007
From net investment income	$—	$—	$—	$(22,880)	$(5,623)	$(5,580)	$—	$—	$—	N/A	N/A	$—

Total Dividends and Distributions	$—	$—	$—	$(22,880)	$(5,623)	$(5,580)	$—	$—	$—	N/A	N/A	$—

Year Ended October 31, 2006
From net investment income	N/A	N/A	N/A	$(14,884)	$(8,753)	$(6,373)	N/A	N/A	N/A	$—	$—	N/A

Total Dividends and Distributions	N/A	N/A	N/A	$(14,884)	$(8,753)	$(6,373)	N/A	N/A	N/A	$—	$—	N/A

See accompanying notes.

48

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SAM Flexible Income Portfolio
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$27,576	$29,739
Net realized gain (loss) from investment transactions and foreign currency transactions	16,583	1,823
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	12,426	29,771

Net Increase (Decrease) in Net Assets Resulting from Operations	56,585	61,333

Dividends and Distributions to Shareholders
From net investment income	(27,064)	(30,337)
From net realized gain on investments and foreign currency transactions	(2,757)	(2,618)

Total Dividends and Distributions	(29,821)	(32,955)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(97,204)	(150,601)
Redemption fees — Class A	6	—
Redemption fees — Class B	2	—
Redemption fees — Class C	2	—

Total increase (decrease) in net assets	(70,430)	(122,223)

Net Assets
Beginning of period	867,314	989,537

End of period (including undistributed net investment income as set forth below)	$796,884	$867,314

Undistributed (overdistributed) net investment income (operating loss)	$2,695	$2,179

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	R1	R2	Select

Capital Share Transactions:
Period Ended October 31, 2007
Dollars:
Sold	$296	$99	$10	$82,035	$18,257	$38,621	$522	$111	$10	N/A	N/A	$406
Reinvested	3	—	—	13,627	8,075	4,092	1	1	—	N/A	N/A	4
Redeemed	—	—	—	(116,583)	(94,480)	(52,225)	(25)	(21)	—	N/A	N/A	(40)

Net Increase (Decrease)	$299	$99	$10	$(20,921)	$(68,148)	$(9,512)	$498	$91	$10	N/A	N/A	$370

Shares:
Sold	25	8	1	7,022	1,567	3,326	44	10	1	N/A	N/A	35
Reinvested	—	—	—	1,171	695	354	—	—	—	N/A	N/A	—
Redeemed	—	—	—	(9,974)	(8,089)	(4,493)	(2)	(2)	—	N/A	N/A	(3)

Net Increase (Decrease)	25	8	1	(1,781)	(5,827)	(813)	42	8	1	N/A	N/A	32

Year Ended October 31, 2006
Dollars:
Sold	N/A	N/A	N/A	$111,970	$25,913	$43,206	N/A	N/A	N/A	$44	$5	N/A
Reinvested	N/A	N/A	N/A	14,517	9,517	4,339	N/A	N/A	N/A	—	—	N/A
Redeemed	N/A	N/A	N/A	(180,901)	(113,039)	(66,123)	N/A	N/A	N/A	(44)	(5)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	$(54,414)	$(77,609)	$(18,578)	N/A	N/A	N/A	$—	$—	N/A

Shares:
Sold	N/A	N/A	N/A	9,890	2,295	3,848	N/A	N/A	N/A	4	—	N/A
Reinvested	N/A	N/A	N/A	1,288	845	387	N/A	N/A	N/A	—	—	N/A
Redeemed	N/A	N/A	N/A	(16,000)	(10,009)	(5,883)	N/A	N/A	N/A	(4)	—	N/A

Net Increase (Decrease)	N/A	N/A	N/A	(4,822)	(6,869)	(1,648)	N/A	N/A	N/A	—	—	N/A

Distributions:
Period Ended October 31, 2007
From net investment income	$(3)	$—	$—	$(14,465)	$(8,367)	$(4,223)	$(1)	$(1)	$—	N/A	N/A	$(4)
From net realized gain on investments and foreign currency transactions	—	—	—	(1,285)	(1,004)	(468)	—	—	—	N/A	N/A	—

Total Dividends and Distributions	$(3)	$—	$—	$(15,750)	$(9,371)	$(4,691)	$(1)	$(1)	$—	N/A	N/A	$(4)

Year Ended October 31, 2006
From net investment income	N/A	N/A	N/A	$(15,695)	$(10,067)	$(4,575)	N/A	N/A	N/A	$—	$—	N/A
From net realized gain on investments and foreign currency transactions	N/A	N/A	N/A	(1,189)	(1,004)	(425)	N/A	N/A	N/A	—	—	N/A

Total Dividends and Distributions	N/A	N/A	N/A	$(16,884)	$(11,071)	$(5,000)	N/A	N/A	N/A	$—	$—	N/A

See accompanying notes.

49

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SAM Strategic Growth Portfolio
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$22,266	$7,065
Net realized gain (loss) from investment transactions and foreign currency transactions	141,625	38,805
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	246,017	228,199

Net Increase (Decrease) in Net Assets Resulting from Operations	409,908	274,069

Dividends and Distributions to Shareholders
From net investment income	(19,484)	(10,281)

Total Dividends and Distributions	(19,484)	(10,281)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(141,294)	98,896
Redemption fees — Class A	7	—
Redemption fees — Class B	1	—
Redemption fees — Class C	9	—

Total increase (decrease) in net assets	249,147	362,864

Net Assets
Beginning of period	2,338,540	1,975,856

End of period (including undistributed net investment income as set forth below)	$2,587,687	$2,338,540

Undistributed (overdistributed) net investment income (operating loss)	$4,206	$1,424

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	R1	R2	Select

Capital Share Transactions:
Period Ended October 31, 2007
Dollars:
Sold	$754	$46	$48	$195,805	$44,755	$91,254	$3,744	$1,505	$10	N/A	N/A	$1,266
Reinvested	—	—	—	12,022	3,319	2,830	—	—	—	N/A	N/A	—
Redeemed	(8)	(3)	(8)	(232,834)	(151,100)	(114,425)	(121)	(92)	—	N/A	N/A	(61)

Net Increase (Decrease)	$746	$43	$40	$(25,007)	$(103,026)	$(20,341)	$3,623	$1,413	$10	N/A	N/A	$1,205

Shares:
Sold	38	2	2	10,059	2,417	4,927	189	75	1	N/A	N/A	65
Reinvested	—	—	—	647	188	159	—	—	—	N/A	N/A	—
Redeemed	(1)	—	—	(12,031)	(8,177)	(6,200)	(6)	(5)	—	N/A	N/A	(3)

Net Increase (Decrease)	37	2	2	(1,325)	(5,572)	(1,114)	183	70	1	N/A	N/A	62

Year Ended October 31, 2006
Dollars:
Sold	N/A	N/A	N/A	$244,967	$72,573	$150,851	N/A	N/A	N/A	$333	$117	N/A
Reinvested	N/A	N/A	N/A	4,861	3,047	1,893	N/A	N/A	N/A	—	—	N/A
Redeemed	N/A	N/A	N/A	(183,814)	(112,717)	(82,765)	N/A	N/A	N/A	(333)	(117)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	$66,014	$(37,097)	$69,979	N/A	N/A	N/A	$—	$—	N/A

Shares:
Sold	N/A	N/A	N/A	14,356	4,465	9,270	N/A	N/A	N/A	21	7	N/A
Reinvested	N/A	N/A	N/A	291	191	119	N/A	N/A	N/A	—	—	N/A
Redeemed	N/A	N/A	N/A	(10,747)	(6,931)	(5,068)	N/A	N/A	N/A	(21)	(7)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	3,900	(2,275)	4,321	N/A	N/A	N/A	—	—	N/A

Distributions:
Period Ended October 31, 2007
From net investment income	$—	$—	$—	$(12,863)	$(3,534)	$(3,087)	$—	$—	$—	N/A	N/A	$—

Total Dividends and Distributions	$—	$—	$—	$(12,863)	$(3,534)	$(3,087)	$—	$—	$—	N/A	N/A	$—

Year Ended October 31, 2006
From net investment income	N/A	N/A	N/A	$(5,113)	$(3,135)	$(2,033)	N/A	N/A	N/A	$—	$—	N/A

Total Dividends and Distributions	N/A	N/A	N/A	$(5,113)	$(3,135)	$(2,033)	N/A	N/A	N/A	$—	$—	N/A

See accompanying notes.

50

notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
1. Organization
Principal Investors Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At October 31, 2007, the Fund consists of 68 separate funds. The financial statements for Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio (known as the “Funds”) are presented herein. The Funds may offer up to ten classes of shares: Advisors Preferred, Advisors Select, Advisors Signature, Class A, Class B, Class C, Class J, Institutional, Preferred, and Select. Information presented in these financial statements pertains to the Class A, Class B, and Class C shares. Certain detailed financial information for the Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred, and Select classes of shares is provided separately.
Effective March 15, 2006, the initial purchases of $32,744 and $10,000 of Class B shares of Principal LifeTime 2050 Fund and Principal LifeTime Strategic Income Fund, respectively, were made by Principal Life Insurance Company.
On December 31, 2006, Principal Financial Services, Inc. and its subsidiary, Principal Management Corporation (the “Manager”) acquired all of the outstanding stock of WM Advisors, Inc., WM Shareholder Services, Inc., and WM Funds Distributor, Inc. (the “Transaction”). Immediately following the Transaction, WM Advisors, Inc., WM Shareholder Services, Inc., and WM Funds Distributor, Inc. were renamed, Edge Asset Management, Inc., Principal Shareholder Services, Inc., and Principal Funds Distributor, Inc., respectively.
Effective January 10, 2007, the initial purchases of $10,000 of Class C shares of Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, and Principal LifeTime Strategic Income Fund (collectively, the “Principal LifeTime Funds”), respectively, were made by Principal Life Insurance Company.
Effective January 12, 2007, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio (the “Acquiring Funds”) acquired all the assets and assumed all the liabilities in a tax-free reorganization of a corresponding series of WM Strategic Asset Management Portfolios, LLC (the “Acquired Funds”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved by shareholders of the Acquired Funds on December 15, 2006. In each Reorganization, the Acquired Fund is the survivor for accounting and performance reporting purposes. Approximate conversion ratios, net assets of the Acquired Fund immediately prior to the acquisition (including accumulated net investment income, accumulated realized gains and unrealized appreciation) and net assets of the Acquiring Fund immediately prior to and immediately following the acquisition were as follows:

										Net Assets
								Net	Net	of
					Accumulated			Assets	Assets	Acquiring
					Net	Accumulated		of	of	Fund
		Conversion	Conversion	Conversion	Investment	Realized	Unrealized	Acquired	Acquiring	following
Acquired	Acquiring	Ratio	Ratio	Ratio	Income	Gains	Appreciation	Fund	Fund	acquisition
Fund	Fund	Class A	Class B	Class C	(000s)	(000s)	(000s)	(000s)	(000s)	(000s)
Balanced Portfolio	SAM Balanced Portfolio	1.0	1.0	1.0	$19,523	$165,685	$690,642	$4,754,130	$—	$4,754,130

Conservative Balanced Portfolio	SAM Conservative Balanced Portfolio	1.0	1.0	1.0	2,123	15,101	63,214	649,021	—	649,021

Conservative Growth Portfolio	SAM Conservative Growth Portfolio	1.0	1.0	1.0	18,484	185,608	691,794	3,924,790	—	3,925,790

Flexible Income Portfolio	SAM Flexible Income Portfolio	1.0	1.0	1.0	1,405	4,809	68,863	844,683	—	844,683

Strategic Growth Portfolio	SAM Strategic Growth Portfolio	1.0	1.0	1.0	12,204	116,619	424,530	2,419,549	—	2,419,549
Effective October 1, 2006, (i) the rule 12b-1 plan applicable to Class R-1 and Class R-2 shares of each of the Acquired Funds was amended to reduce the amounts payable for distribution thereunder to the annual rate of 0.25% of the net assets attributable to such shares, (ii) the plan recordkeeping/administrative services agreement applicable to such shares was replaced with a transfer agency agreement identical to the transfer agency agreement applicable to Class A shares, (iii) the number of Class R-1 and Class R-2 shares was increased or decreased proportionately so that the net asset value of each Class R-1 and Class R-2 shares was equal to the net asset value of each Class A share of the Acquired Funds, and (iv) since the economic attributes of Class R-1 and Class R-2 shares would thereafter be identical to those of Class A shares of such Fund, they were re-designated as Class A shares of the Acquired Funds.

51

notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
1. Organization (continued)
Effective January 12, 2007, the initial purchases of $10,000 of Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred, and Select Classes of shares of SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”), respectively, were made by Principal Life Insurance Company.
All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.
2. Significant Accounting Policies
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:
Security Valuation. The Funds invest in Institutional Class shares of other series of Principal Investors Fund, Inc. (the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.
Income and Investment Transactions. The Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.
Expenses. Expenses directly attributed to one of the Funds are charged to that Fund. Other expenses not directly attributed to one of the Funds are apportioned among the registered investment companies managed by Principal Management Corporation.
Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations. Expenses included in the statements of operations of the Funds reflect the expenses of each of the Funds and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.
Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.
On July 13th, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
Redemption and Exchange Fees. Each of the Funds will impose a redemption or exchange fee on redemptions or exchanges of $30,000 or more of Class A, Class B, or Class C shares redeemed or exchanged within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movements in and out of the Funds.

52

notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
3. Operating Policies
Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.
Line of Credit. The Funds participate with other registered investment companies managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .375%. At October 31, 2007, the Funds had no outstanding borrowings under the line of credit.
4. Management Agreement and Transactions with Affiliates
Management Services. The Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.). The annual rate paid by Principal LifeTime Funds from November 1, 2006 through October 30, 2007 was 0.1225%, computed at an annual percentage rate of each of the Principal LifeTime Funds’ average daily net assets. Effective October 31, 2007, the annual rate paid by Principal LifeTime Funds is 0.1225% of each of the Principal LifeTime Funds’ average daily net assets up to $3 billion and 0.1125% of each of the Principal LifeTime Funds’ average daily net assets over $3 billion. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.55% of aggregate net assets up to $500 million, 0.50% of the next $500 million of aggregate net assets, 0.45% of the next $1 billion of aggregate net assets, 0.40% of the next $1 billion of aggregate net assets, 0.35% of the next $1 billion of aggregate net assets, 0.30% of the next $1 billion of aggregate net assets and 0.25% of aggregate net assets over $5 billion. Prior to the Transaction, the SAM Portfolios paid investment advisory and management fees to WM Advisors, Inc.
In addition to the management fee, Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .17%, .25%, .25%, .15%, and .15% and the annual rates for the administrative service fee are .15%, .20%, .28%, .11%, and .13% for Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select, respectively. Prior to the Transaction, Class A, Class B, and Class J shares of the Principal LifeTime Funds reimbursed the Manager for transfer and administrative services. Prior to the Transaction, Class A, Class, B, and Class C shares of the SAM Portfolios paid a fee to WM Shareholder Services, Inc. for transfer agent services. On January 1, 2007, Class A, Class B, Class C, and Class J shares of the Funds began reimbursing Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by Principal Management Corporation) for transfer agent services.
The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for Class A, Class B, Class C, and Class J shares of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to Class A, Class B, Class C, and Class J shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Class A	Class B	Class C	Class J
	Period from	Period from	Period from	Period from
	November 1, 2006	November 1, 2006	January 16, 2007	November 1, 2006
	through	through	through	through
	October 31, 2007	October 31, 2007	October 31, 2007	October 31, 2007	Expiration
Principal LifeTime 2010 Fund	0.50%	N/A	1.25%	.75%	February 28, 2008
Principal LifeTime 2020 Fund	0.50	1.25%	1.25	.75	February 28, 2008
Principal LifeTime 2030 Fund	0.50	1.25	1.25	.75	February 28, 2008
Principal LifeTime 2040 Fund	0.50	1.25	1.25	.75	February 28, 2008
Principal LifeTime 2050 Fund	0.50	1.25	1.25	.75	February 28, 2008
Principal LifeTime Strategic Income Fund	0.50	1.25	1.25	.75	February 28, 2008

	Class A	Class B	Class C	Class J
	Period from	Period from	Period from	Period from
	January 16, 2007	January 16, 2007	January 16, 2007	January 16, 2007
	through	through	through	through
	October 31, 2007	October 31, 2007	October 31, 2007	October 31, 2007	Expiration
SAM Balanced Portfolio	0.66%	1.43%	1.42%	.95%	February 28, 2008
SAM Conservative Balanced Portfolio	0.68	1.45	1.43	.95	February 28, 2008
SAM Conservative Growth Portfolio	0.68	1.45	1.44	.95	February 28, 2008
SAM Flexible Income Portfolio	0.67	1.44	1.43	.95	February 28, 2008
SAM Strategic Growth Portfolio	0.70	1.47	1.46	.95	February 28, 2008

53

notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
4. Management Agreement and Transactions with Affiliates (Continued)
Distribution and Shareholder Servicing Fees. The Advisors Preferred, Advisors Select, Advisors Signature, Class J, and Select shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter for these classes of shares, a portion may be paid to other selling dealers for providing certain services. The annual rates are .25%, .30%, .35%, .50%, and .10% for Advisors Preferred, Advisors Select, Advisors Signature, Class J, and Select Classes of shares, respectively.
From November 1, 2006 through January 12, 2007 Class A and Class B shares of the Principal LifeTime Funds, incurred distribution and shareholder servicing fees, computed at an annual rate of the average daily net assets attributable to each Class A and Class B shares of the Funds. Pursuant to the distribution agreements for Class A and Class B shares, fees that were unused by Princor Financial Services Corporation, the former principal underwriter, at the end of the fiscal year were returned to the respective Funds which generated the excess. The annual rates were up to .25% and 1.00% for Class A and Class B shares. Prior to the Transaction, Class A, Class B, and Class C shares of the SAM Portfolios paid distribution and shareholder servicing fees to WM Funds Distributor, Inc. On December 15, 2006, shareholders of the Principal LifeTime Funds approved an amendment to the distribution agreements whereby effective January 16, 2007, Class A, Class B, and Class C shares would begin paying distribution and shareholder servicing fees to Principal Funds Distributor, Inc., the new principal underwriter. Subsequent to the Transaction, each of the SAM Portfolios paid distribution and shareholder servicing fees to Principal Funds Distributor, Inc. The annual rates are .25%, 1.00%, and 1.00% for Class A, Class B, and Class C shares, respectively.
Beginning January 1, 2007, Princor Financial Services Corporation has contractually agreed to limit the distribution fees attributable to Class J shares through December 31, 2007. The limit will maintain the level of distribution fees (expressed as a percent of average net assets on an annualized basis) not to exceed .45% for Class J shares.
Sales Charges. Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class J share redemptions. The charge for Class J shares is 1% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase.
From November 1, 2006 through January 12, 2007, Princor Financial Services Corporation, as the former principal underwriter, received proceeds of any CDSC on certain Class A and Class B share redemptions of the Principal LifeTime Funds. The charge for Class A shares was .75% of the lesser of current market value or the cost of the shares redeemed. The charge for Class B shares was based on declining rates which began at 4.00% of the lesser of current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retained sales charges on sales of Class A shares based on declining rates which began at 4.75% for Principal LifeTime Strategic Income Fund, and 5.75% for all other Funds. Prior to the Reorganization, WM Funds Distributor, Inc., received proceeds of any CDSC on Class A, Class B, and Class C redemptions and retained sales charges on sales of Class A shares of the SAM Portfolios.
Beginning January 16, 2007, Principal Funds Distributor, Inc., as the new principal underwriter, began receiving proceeds of any CDSC on certain Class A, Class B, and Class C share redemptions. The charge for Class A shares is 1% of the lesser of current market value or the cost of the shares redeemed. The charge for Class B shares is based on declining rates which begin at 5% of the lesser of current market value or the cost of shares being redeemed. The charge for Class C shares is 1% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. Principal Funds Distributor, Inc. also retains sales charges on sales of Class A shares based on declining rates which begin at 4.50% for Principal LifeTime Strategic Income Fund and SAM Flexible Income Portfolio, and 5.50% for all other Funds. The aggregate amounts of these charges retained by Princor Financial Services Corporation and Principal Funds Distributor, Inc. for the year ended October 31, 2007, were as follows (in thousands):

	Class A	Class B	Class C	Class J
Principal LifeTime 2010 Fund	$260	N/A	$1	$105
Principal LifeTime 2020 Fund	618	$16	1	211
Principal LifeTime 2030 Fund	563	22	1	210
Principal LifeTime 2040 Fund	434	13	—	118
Principal LifeTime 2050 Fund	231	2	1	27
Principal LifeTime Strategic Income Fund	111	1	2	38
SAM Balanced Portfolio	1,630	52	73	1
SAM Conservative Balanced Portfolio	223	3	12	—
SAM Conservative Growth Portfolio	1,098	39	89	1
SAM Flexible Income Portfolio	182	7	18	—
SAM Strategic Growth Portfolio	895	36	58	1
Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), eight years after purchase.

54

notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
4. Management Agreement and Transactions with Affiliates (Continued)
At October 31, 2007, Principal Life Insurance Company (an affiliate of the Manager), Princor Financial Services Corporation, and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Funds as follows (amounts in thousands):

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class C	Class J	Institutional	Preferred	Select
Principal LifeTime 2010 Fund	—	—	—	1	—	—	—	—
SAM Balanced Portfolio	1	1	1	—	1	1	1	1
SAM Conservative Balanced Portfolio	1	1	1	—	1	1	1	1
SAM Conservative Growth Portfolio	1	1	1	—	1	1	1	1
SAM Flexible Income Portfolio	1	1	1	—	1	1	1	1
SAM Strategic Growth Portfolio	1	1	1	—	1	1	1	1
5. Investment Transactions
For the year ended October 31, 2007, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts in thousands):

	Purchases	Sales
Principal LifeTime 2010 Fund	$852,732	$210,452
Principal LifeTime 2020 Fund	1,832,970	417,250
Principal LifeTime 2030 Fund	1,580,442	359,903
Principal LifeTime 2040 Fund	845,494	185,867
Principal LifeTime 2050 Fund	350,971	102,307
Principal LifeTime Strategic Income Fund	284,912	125,785
SAM Balanced Portfolio	691,947	749,854
SAM Conservative Balanced Portfolio	82,431	98,251
SAM Conservative Growth Portfolio	634,430	703,384
SAM Flexible Income Portfolio	79,666	167,889
SAM Strategic Growth Portfolio	385,869	382,546
6. Federal Tax Information
Distributions to Shareholders. The federal income tax character of distributions paid for periods ended October 31, 2007 and October 31, 2006 were as follows (amounts in thousands):

	Ordinary Income		Long-Term Capital Gain*
	2007	2006	2007	2006
Principal LifeTime 2010 Fund	$35,041	$14,813	$5,150	$4,163
Principal LifeTime 2020 Fund	61,719	26,591	11,433	8,084
Principal LifeTime 2030 Fund	47,383	21,049	10,955	8,044
Principal LifeTime 2040 Fund	21,154	8,342	4,800	3,102
Principal LifeTime 2050 Fund	9,155	4,023	2,493	1,486
Principal LifeTime Strategic Income Fund	14,518	8,402	1,522	1,953
SAM Balanced Portfolio	82,911	78,812	24,656	—
SAM Conservative Balanced Portfolio	17,023	16,383	3,506	819
SAM Conservative Growth Portfolio	34,083	30,010	—	—
SAM Flexible Income Portfolio	28,005	30,693	1,816	2,262
SAM Strategic Growth Portfolio	19,484	10,281	—	—

*	The funds designate these distributions as long-term capital gain dividends per IRC code Sec. 852(b)(3)(C).
The Reorganization constitutes a reorganization under Internal Revenue Code Section 368(a)(1)(F). Distributions shown include the respective Acquired Fund distributions prior to the Reorganization.
For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

55

notes to financialstatements
Principal Investors Fund, Inc.
October 31, 2007
6. Federal Tax Information (Continued)
Distributable Earnings. As of October 31, 2007, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed
	Ordinary Income	Long-Term Capital Gains
Principal LifeTime 2010 Fund	$28,030	$27,606
Principal LifeTime 2020 Fund	37,505	62,217
Principal LifeTime 2030 Fund	21,059	59,172
Principal LifeTime 2040 Fund	7,659	22,717
Principal LifeTime 2050 Fund	3,492	13,823
Principal LifeTime Strategic Income Fund	17,088	6,651
SAM Balanced Portfolio	25,956	227,776
SAM Conservative Balanced Portfolio	4,786	21,116
SAM Conservative Growth Portfolio	26,631	230,429
SAM Flexible Income Portfolio	3,279	17,477
SAM Strategic Growth Portfolio	4,206	143,025
Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gain of the Funds. At October 31, 2007, the Funds had no capital loss carryforwards.

56

Schedule of Investments
Principal LifeTime 2010 Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.66%)

Principal Investors Fund, Inc. Institutional Class (99.66%)
Bond & Mortgage Securities Fund (a)	44,003,740	$462,039
Disciplined LargeCap Blend Fund (a)	9,501,410	169,600
High Yield Fund (a)	3,418,884	36,274
High Yield Fund II (a)	1,331,393	11,636
Inflation Protection Fund (a)	6,478,059	61,218
International Emerging Markets Fund (a)	1,332,522	52,781
International Growth Fund (a)	10,596,718	164,673
LargeCap Growth Fund (a)	7,703,817	77,192
LargeCap Value Fund (a)	3,375,854	45,777
Partners International Fund (a)	4,976,091	93,053
Partners LargeCap Blend Fund I (a)	8,399,650	89,036
Partners LargeCap Growth Fund I (a)	8,011,988	76,835
Partners LargeCap Value Fund (a)	2,797,387	44,507
Partners LargeCap Value Fund I (a)	3,088,338	46,387
Partners SmallCap Growth Fund III (a)(b)	2,065,493	27,905
Preferred Securities Fund (a)	11,121,143	111,990
Real Estate Securities Fund (a)	4,202,589	104,897
SmallCap S&P 600 Index Fund (a)	2,201,971	42,652
SmallCap Value Fund (a)	1,333,242	25,212
Ultra Short Bond Fund (a)	6,177,431	59,056

		1,802,720

TOTAL INVESTMENT COMPANIES		$1,802,720

Total Investments		$1,802,720

Other Assets in Excess of Liabilities, Net - 0.34%		6,104

TOTAL NET ASSETS - 100.00%		$1,808,824

(a) Affiliated Security

(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation		$197,967
Unrealized Depreciation		(19,226)

Net Unrealized Appreciation (Depreciation)		178,741
Cost for federal income tax purposes		1,623,979

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)

Fund Type		Percent

Domestic Equity Funds		41.46%
Fixed Income Funds		41.03%
International Equity Funds		17.17%
Other Assets in Excess of Liabilities, Net		0.34%

TOTAL NET ASSETS		100.00%

See accompanying notes

57

Schedule of Investments
Principal LifeTime 2010 Fund
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases		Sales		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Fund	32,261,516	$344,546	16,161,332	$171,558	4,419,108	$46,708	44,003,740	$469,385
Disciplined LargeCap Blend Fund	6,931,290	96,472	2,688,423	45,280	118,303	2,018	9,501,410	139,735
High Yield Fund	—	—	3,442,380	35,922	23,496	242	3,418,884	35,680
High Yield Fund II	—	—	2,815,203	24,793	1,483,810	12,822	1,331,393	11,784
Inflation Protection Fund	923,703	8,853	5,665,652	53,788	111,296	1,048	6,478,059	61,593
International Emerging Markets Fund	302,245	7,167	1,053,058	28,362	22,781	656	1,332,522	34,876
International Growth Fund	4,800,501	48,906	5,935,400	79,111	139,183	1,925	10,596,718	126,100
LargeCap Growth Fund	5,682,761	37,726	2,116,712	17,992	95,656	819	7,703,817	54,901
LargeCap Value Fund	2,484,878	26,998	931,868	12,368	40,892	552	3,375,854	38,815
Partners International Fund	946,594	14,216	4,110,647	65,642	81,150	1,338	4,976,091	78,524
Partners LargeCap Blend Fund I	1,100,227	10,226	7,450,724	73,881	151,301	1,532	8,399,650	82,576
Partners LargeCap Growth Fund I	1,504,561	12,226	6,633,432	56,510	126,005	1,105	8,011,988	67,632
Partners LargeCap Growth Fund II	3,314,722	24,890	146,529	1,238	3,461,251	29,847	—	—
Partners LargeCap Value Fund	3,382,608	42,166	819,751	13,000	1,404,972	21,550	2,797,387	35,298
Partners LargeCap Value Fund I	596,502	7,981	2,542,690	35,914	50,854	740	3,088,338	43,156
Partners SmallCap Growth Fund III	441,603	5,422	1,663,228	20,254	39,338	483	2,065,493	25,192
Preferred Securities Fund	9,176,295	98,483	3,054,275	31,914	1,109,427	11,918	11,121,143	118,480
Real Estate Securities Fund	3,410,267	59,946	1,428,688	36,218	636,366	17,418	4,202,589	79,973
SmallCap S&P 600 Index Fund	2,094,783	30,439	628,094	11,848	520,906	9,508	2,201,971	32,996
SmallCap Value Fund	312,204	5,794	1,046,598	19,954	25,560	482	1,333,242	25,266
Ultra Short Bond Fund	9,186,820	92,325	1,734,862	17,185	4,744,251	47,741	6,177,431	61,836

		$974,782		$852,732		$210,452		$1,623,798

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss
	Other Investment Companies	on Investments	from Other Investment
	(000’s)	(000’s)	Companies (000’s)
Bond & Mortgage Securities Fund	$21,587	$-11	$—
Disciplined LargeCap Blend Fund	1,356	1	2,625
High Yield Fund	—	—	—
High Yield Fund II	1,207	-187	—
Inflation Protection Fund	2,257	—	—
International Emerging Markets Fund	822	3	287
International Growth Fund	3,533	8	4,339
LargeCap Growth Fund	328	2	572
LargeCap Value Fund	588	1	1,501
Partners International Fund	1,173	4	1,387
Partners LargeCap Blend Fund I	243	1	—
Partners LargeCap Growth Fund I	344	1	1,050
Partners LargeCap Growth Fund II	678	3,719	560
Partners LargeCap Value Fund	728	1,682	1,993
Partners LargeCap Value Fund I	230	1	277
Partners SmallCap Growth Fund III	633	-1	124
Preferred Securities Fund	5,998	1	—
Real Estate Securities Fund	854	1,227	6,698
SmallCap S&P 600 Index Fund	616	217	1,743
SmallCap Value Fund	311	—	174
Ultra Short Bond Fund	3,227	67	12

	$46,713	$6,736	$23,342

See accompanying notes

58

Schedule of Investments
Principal LifeTime 2020 Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.82%)

Principal Investors Fund, Inc. Institutional Class (99.82%)
Bond & Mortgage Securities Fund (a)	65,301,064	$685,661
Disciplined LargeCap Blend Fund (a)	23,245,105	414,925
High Yield Fund (a)	9,842,633	104,430
High Yield Fund II (a)	3,450,904	30,161
International Emerging Markets Fund (a)	3,628,689	143,732
International Growth Fund (a)	27,235,907	423,246
LargeCap Growth Fund (a)	18,732,649	187,701
LargeCap Value Fund (a)	8,314,797	112,749
Partners International Fund (a)	12,149,528	227,196
Partners LargeCap Blend Fund I (a)	19,912,447	211,072
Partners LargeCap Growth Fund I (a)	21,496,413	206,151
Partners LargeCap Value Fund (a)	7,225,587	114,959
Partners LargeCap Value Fund I (a)	7,882,867	118,401
Partners MidCap Growth Fund (a)(b)	4,277,576	52,229
Partners MidCap Value Fund I (a)	2,724,443	40,758
Partners SmallCap Growth Fund III (a)(b)	5,185,924	70,062
Preferred Securities Fund (a)	18,907,441	190,398
Real Estate Securities Fund (a)	7,039,662	175,710
SmallCap S&P 600 Index Fund (a)	3,970,482	76,908
SmallCap Value Fund (a)	3,341,152	63,181

		3,649,630

TOTAL INVESTMENT COMPANIES		$3,649,630

Total Investments		$3,649,630

Other Assets in Excess of Liabilities, Net - 0.18%		6,422

TOTAL NET ASSETS - 100.00%		$3,656,052

(a) Affiliated Security

(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation		$472,144
Unrealized Depreciation		(24,894)

Net Unrealized Appreciation (Depreciation)		447,250
Cost for federal income tax purposes		3,202,380

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)

Fund Type		Percent

Domestic Equity Funds		50.46%
Fixed Income Funds		27.64%
International Equity Funds		21.72%
Other Assets in Excess of Liabilities, Net		0.18%

TOTAL NET ASSETS		100.00%

See accompanying notes

59

Schedule of Investments
Principal LifeTime 2020 Fund
October 31, 2007
Affilated Securities

	October 31, 2006		Purchases		Sales		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Fund	45,315,518	$483,756	30,453,304	$323,040	10,467,758	$110,623	65,301,064	$696,153
Disciplined LargeCap Blend Fund	19,051,862	266,736	6,452,296	109,191	2,259,053	36,137	23,245,105	341,412
High Yield Fund	—	—	9,847,099	102,720	4,466	47	9,842,633	102,673
High Yield Fund II	—	—	7,258,774	63,922	3,807,870	32,900	3,450,904	30,526
International Emerging Markets Fund	794,912	18,856	2,871,803	76,941	38,026	976	3,628,689	94,821
International Growth Fund	14,268,420	150,501	13,046,908	175,642	79,421	1,071	27,235,907	325,073
LargeCap Growth Fund	14,292,690	96,316	4,839,501	41,655	399,542	3,054	18,732,649	134,913
LargeCap Value Fund	6,286,768	69,472	2,503,640	33,198	475,611	6,039	8,314,797	96,740
Partners International Fund	1,984,659	29,808	10,249,437	163,292	84,568	1,323	12,149,528	191,778
Partners LargeCap Blend Fund I	3,504,317	32,543	16,532,109	163,468	123,979	1,190	19,912,447	194,821
Partners LargeCap Growth Fund I	2,889,385	23,543	18,746,456	160,356	139,428	1,185	21,496,413	182,719
Partners LargeCap Growth Fund II	8,488,405	65,130	379,166	3,203	8,867,571	76,374	—	—
Partners LargeCap Value Fund	8,195,597	104,109	2,293,909	36,371	3,263,919	50,040	7,225,587	94,336
Partners LargeCap Value Fund I	1,412,615	18,934	6,537,497	92,119	67,245	936	7,882,867	110,118
Partners MidCap Growth Fund	874,659	8,217	3,450,649	34,845	47,732	464	4,277,576	42,599
Partners MidCap Value Fund I	595,798	8,217	2,160,711	31,379	32,066	463	2,724,443	39,133
Partners SmallCap Growth Fund III	2,528,923	28,072	2,679,476	32,904	22,475	292	5,185,924	60,684
Preferred Securities Fund	17,126,196	183,757	5,680,451	59,213	3,899,206	42,069	18,907,441	200,860
Real Estate Securities Fund	6,246,722	115,012	2,643,007	66,630	1,850,067	50,569	7,039,662	136,687
SmallCap S&P 600 Index Fund	2,392,018	37,136	1,649,197	30,833	70,733	1,251	3,970,482	66,719
SmallCap Value Fund	1,659,944	27,574	1,693,862	32,048	12,654	247	3,341,152	59,376

		$1,767,689		$1,832,970		$417,250		$3,202,141

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Bond & Mortgage Securities Fund	$31,875	$-20	$—
Disciplined LargeCap Blend Fund	3,444	1,622	6,737
High Yield Fund	—	—	—
High Yield Fund II	3,050	-496	—
International Emerging Markets Fund	1,966	—	698
International Growth Fund	9,907	1	12,178
LargeCap Growth Fund	804	-4	1,423
LargeCap Value Fund	1,451	109	3,708
Partners International Fund	2,250	1	2,698
Partners LargeCap Blend Fund I	554	—	—
Partners LargeCap Growth Fund I	729	5	2,217
Partners LargeCap Growth Fund II	1,755	8,041	1,448
Partners LargeCap Value Fund	1,761	3,896	4,820
Partners LargeCap Value Fund I	513	1	640
Partners MidCap Growth Fund	32	1	328
Partners MidCap Value Fund I	220	—	475
Partners SmallCap Growth Fund III	2,749	—	540
Preferred Securities Fund	10,241	-41	—
Real Estate Securities Fund	1,470	5,614	12,209
SmallCap S&P 600 Index Fund	828	1	2,305
SmallCap Value Fund	1,154	1	682

	$76,753	$18,732	$53,106

See accompanying notes

60

Schedule of Investments
Principal LifeTime 2030 Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.89%)

Principal Investors Fund, Inc. Institutional Class (99.89%)
Bond & Mortgage Securities Fund (a)	30,675,038	$322,088
Disciplined LargeCap Blend Fund (a)	21,631,814	386,128
High Yield Fund (a)	9,661,618	102,510
High Yield Fund II (a)	3,264,200	28,529
International Emerging Markets Fund (a)	3,559,209	140,980
International Growth Fund (a)	26,708,452	415,049
LargeCap Growth Fund (a)	19,342,718	193,814
LargeCap Value Fund (a)	8,710,901	118,120
Partners International Fund (a)	11,972,365	223,883
Partners LargeCap Blend Fund I (a)	18,398,551	195,025
Partners LargeCap Growth Fund I (a)	21,142,593	202,757
Partners LargeCap Value Fund (a)	6,997,746	111,334
Partners LargeCap Value Fund I (a)	7,963,665	119,614
Partners MidCap Growth Fund (a)(b)	4,501,613	54,965
Partners MidCap Value Fund I (a)	3,150,266	47,128
Partners SmallCap Growth Fund I (a)(b)	3,063,792	36,214
Partners SmallCap Growth Fund III (a)(b)	3,747,500	50,629
Partners SmallCap Value Fund I (a)	1,627,751	29,983
Preferred Securities Fund (a)	13,121,802	132,137
Real Estate Securities Fund (a)	4,914,626	122,669
SmallCap S&P 600 Index Fund (a)	2,123,658	41,135
SmallCap Value Fund (a)	2,419,998	45,762

		3,120,453

TOTAL INVESTMENT COMPANIES		$3,120,453

Total Investments		$3,120,453

Other Assets in Excess of Liabilities, Net - 0.11%		3,378

TOTAL NET ASSETS - 100.00%		$3,123,831

(a) Affiliated Security

(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation		$460,706
Unrealized Depreciation		(15,562)

Net Unrealized Appreciation (Depreciation)		445,144
Cost for federal income tax purposes		2,675,309

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)

Fund Type		Percent

Domestic Equity Funds		56.19%
International Equity Funds		24.97%
Fixed Income Funds		18.73%
Other Assets in Excess of Liabilities, Net		0.11%

TOTAL NET ASSETS		100.00%

See accompanying notes

61

Schedule of Investments
Principal LifeTime 2030 Fund
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases		Sales		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Fund	26,490,815	$282,645	14,228,107	$150,896	10,043,884	$106,130	30,675,038	$327,373
Disciplined LargeCap Blend Fund	17,682,412	246,222	6,409,123	108,315	2,459,721	39,068	21,631,814	317,065
High Yield Fund	—	—	9,663,955	100,803	2,337	24	9,661,618	100,779
High Yield Fund II	—	—	6,863,737	60,442	3,599,537	31,100	3,264,200	28,867
International Emerging Markets Fund	775,300	18,378	2,784,506	75,378	597	19	3,559,209	93,737
International Growth Fund	14,995,161	157,682	11,962,576	161,399	249,285	3,069	26,708,452	316,010
LargeCap Growth Fund	14,254,638	95,721	5,091,643	43,913	3,563	30	19,342,718	139,604
LargeCap Value Fund	6,419,477	70,611	2,641,351	35,020	349,927	4,522	8,710,901	101,262
Partners International Fund	1,938,344	29,076	10,036,212	159,692	2,191	35	11,972,365	188,733
Partners LargeCap Blend Fund I	2,909,451	26,981	15,492,537	152,638	3,437	34	18,398,551	179,585
Partners LargeCap Growth Fund I	3,222,569	26,180	17,923,938	153,298	3,914	34	21,142,593	179,444
Partners LargeCap Growth Fund II	8,467,438	64,557	377,334	3,188	8,844,772	76,186	—	—
Partners LargeCap Value Fund	8,246,213	103,760	2,252,376	35,696	3,500,843	53,523	6,997,746	90,150
Partners LargeCap Value Fund I	1,419,359	18,981	6,545,797	92,452	1,491	21	7,963,665	111,412
Partners MidCap Growth Fund	1,090,051	10,236	3,412,370	34,563	808	9	4,501,613	44,790
Partners MidCap Value Fund I	742,554	10,236	2,408,326	34,975	614	9	3,150,266	45,202
Partners SmallCap Growth Fund I	778,091	7,142	2,286,268	23,003	567	6	3,063,792	30,139
Partners SmallCap Growth Fund III	2,546,236	27,917	1,201,970	15,001	706	8	3,747,500	42,910
Partners SmallCap Value Fund I	391,885	7,142	1,236,199	23,207	333	5	1,627,751	30,344
Preferred Securities Fund	9,405,757	100,532	4,134,378	43,107	418,333	4,525	13,121,802	139,113
Real Estate Securities Fund	4,276,702	77,057	1,869,291	46,979	1,231,367	33,526	4,914,626	94,007
SmallCap S&P 600 Index Fund	1,903,947	28,341	679,365	12,803	459,654	8,007	2,123,658	33,229
SmallCap Value Fund	1,696,703	27,670	723,779	13,670	484	9	2,419,998	41,331

		$1,437,067		$1,580,438		$359,899		$2,675,086

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Bond & Mortgage Securities Fund	$16,069	$-38	$—
Disciplined LargeCap Blend Fund	3,216	1,596	6,293
High Yield Fund	—	—	—
High Yield Fund II	2,843	-475	—
International Emerging Markets Fund	1,963	—	686
International Growth Fund	10,003	-2	12,294
LargeCap Growth Fund	802	—	1,418
LargeCap Value Fund	1,474	153	3,766
Partners International Fund	2,034	—	2,399
Partners LargeCap Blend Fund I	470	—	—
Partners LargeCap Growth Fund I	717	—	2,163
Partners LargeCap Growth Fund II	1,747	8,441	1,441
Partners LargeCap Value Fund	1,782	4,217	4,878
Partners LargeCap Value Fund I	508	—	608
Partners MidCap Growth Fund	40	—	411
Partners MidCap Value Fund I	268	—	595
Partners SmallCap Growth Fund I	—	—	436
Partners SmallCap Growth Fund III	2,582	—	507
Partners SmallCap Value Fund I	186	—	456
Preferred Securities Fund	6,789	-1	—
Real Estate Securities Fund	1,018	3,497	8,455
SmallCap S&P 600 Index Fund	622	92	1,758
SmallCap Value Fund	1,100	—	658

	$56,233	$17,480	$49,222

See accompanying notes

62

Schedule of Investments
Principal LifeTime 2040 Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.86%)

Principal Investors Fund, Inc. Institutional Class (99.86%)
Bond & Mortgage Securities Fund (a)	6,881,693	$72,258
Disciplined LargeCap Blend Fund (a)	10,956,904	195,581
High Yield Fund (a)	5,214,371	55,324
High Yield Fund II (a)	1,682,748	14,707
International Emerging Markets Fund (a)	1,991,821	78,896
International Growth Fund (a)	14,356,690	223,103
LargeCap Growth Fund (a)	10,458,590	104,795
LargeCap Value Fund (a)	4,859,107	65,889
Partners International Fund (a)	6,501,116	121,571
Partners LargeCap Blend Fund I (a)	9,699,711	102,817
Partners LargeCap Growth Fund I (a)	12,409,583	119,008
Partners LargeCap Value Fund (a)	4,104,731	65,306
Partners LargeCap Value Fund I (a)	4,412,985	66,283
Partners MidCap Growth Fund (a)(b)	2,348,024	28,669
Partners MidCap Value Fund I (a)	1,647,866	24,652
Partners SmallCap Growth Fund I (a)(b)	1,959,889	23,166
Partners SmallCap Growth Fund III (a)(b)	1,950,444	26,351
Partners SmallCap Value Fund I (a)	1,094,727	20,165
Preferred Securities Fund (a)	4,987,053	50,220
Real Estate Securities Fund (a)	2,107,526	52,604
SmallCap S&P 600 Index Fund (a)	1,037,150	20,090
SmallCap Value Fund (a)	1,262,514	23,874

		1,555,329

TOTAL INVESTMENT COMPANIES		$1,555,329

Total Investments		$1,555,329

Other Assets in Excess of Liabilities, Net - 0.14%		2,243

TOTAL NET ASSETS - 100.00%		$1,557,572

(a) Affiliated Security

(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation) The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation		$229,979
Unrealized Depreciation		(5,876)

Net Unrealized Appreciation (Depreciation)		224,103
Cost for federal income tax purposes		1,331,226

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)

Fund Type		Percent

Domestic Equity Funds		60.30%
International Equity Funds		27.20%
Fixed Income Funds		12.36%
Other Assets in Excess of Liabilities, Net		0.14%

TOTAL NET ASSETS		100.00%

See accompanying notes

63

Schedule of Investments
Principal LifeTime 2040 Fund
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases		Sales		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Fund	8,377,501	$89,200	3,794,547	$40,208	5,290,355	$55,886	6,881,693	$73,507
Disciplined LargeCap Blend Fund	8,866,835	124,288	3,489,819	58,875	1,399,750	23,066	10,956,904	161,920
High Yield Fund	—	—	5,216,754	54,415	2,383	23	5,214,371	54,392
High Yield Fund II	—	—	3,546,174	31,229	1,863,426	16,100	1,682,748	14,880
International Emerging Markets Fund	334,510	7,943	1,658,016	44,762	705	19	1,991,821	52,686
International Growth Fund	7,145,591	76,731	7,216,538	96,908	5,439	69	14,356,690	173,583
LargeCap Growth Fund	7,748,607	52,976	2,961,353	25,538	251,370	2,032	10,458,590	76,524
LargeCap Value Fund	3,522,214	39,530	1,568,798	20,813	231,905	3,023	4,859,107	57,442
Partners International Fund	1,024,203	15,377	5,479,372	87,917	2,459	38	6,501,116	103,256
Partners LargeCap Blend Fund I	1,464,293	13,585	8,239,006	81,448	3,588	35	9,699,711	94,998
Partners LargeCap Growth Fund I	1,935,156	15,689	10,478,994	89,974	4,567	39	12,409,583	105,624
Partners LargeCap Growth Fund II	4,646,818	36,127	186,607	1,577	4,833,425	41,891	—	—
Partners LargeCap Value Fund	4,415,641	56,924	1,369,490	21,733	1,680,400	26,024	4,104,731	54,841
Partners LargeCap Value Fund I	689,915	9,226	3,724,703	52,684	1,633	22	4,412,985	61,888
Partners MidCap Growth Fund	549,629	5,151	1,905,184	19,327	106,789	1,008	2,348,024	23,468
Partners MidCap Value Fund I	374,364	5,151	1,345,466	19,533	71,964	1,010	1,647,866	23,674
Partners SmallCap Growth Fund I	561,220	5,151	1,607,968	16,121	209,299	2,008	1,959,889	19,265
Partners SmallCap Growth Fund III	1,443,084	15,957	684,302	8,543	176,942	2,010	1,950,444	22,485
Partners SmallCap Value Fund I	282,693	5,151	868,403	16,272	56,369	1,008	1,094,727	20,414
Preferred Securities Fund	2,846,191	30,424	2,142,813	22,509	1,951	19	4,987,053	52,914
Real Estate Securities Fund	1,338,648	25,991	827,635	20,781	58,757	1,521	2,107,526	45,248
SmallCap S&P 600 Index Fund	1,061,995	16,376	349,433	6,597	374,278	7,008	1,037,150	16,321
SmallCap Value Fund	959,088	15,991	409,167	7,733	105,741	2,009	1,262,514	21,759

		$662,939		$845,497		$185,868		$1,331,089

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Bond & Mortgage Securities Fund	$4,297	$-15	$—
Disciplined LargeCap Blend Fund	1,433	1,823	2,803
High Yield Fund	—	—	—
High Yield Fund II	1,456	-249	—
International Emerging Markets Fund	1,100	—	389
International Growth Fund	4,722	13	5,789
LargeCap Growth Fund	422	42	746
LargeCap Value Fund	797	122	2,038
Partners International Fund	1,283	—	1,532
Partners LargeCap Blend Fund I	301	—	—
Partners LargeCap Growth Fund I	469	—	1,440
Partners LargeCap Growth Fund II	864	4,187	713
Partners LargeCap Value Fund	898	2,208	2,458
Partners LargeCap Value Fund I	281	—	343
Partners MidCap Growth Fund	19	-2	202
Partners MidCap Value Fund I	134	—	293
Partners SmallCap Growth Fund I	—	1	320
Partners SmallCap Growth Fund III	1,464	-5	287
Partners SmallCap Value Fund I	137	-1	334
Preferred Securities Fund	2,469	—	—
Real Estate Securities Fund	379	-3	2,769
SmallCap S&P 600 Index Fund	262	356	742
SmallCap Value Fund	589	44	353

	$23,776	$8,521	$23,551

See accompanying notes

64

Schedule of Investments
Principal LifeTime 2050 Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.82%)

Principal Investors Fund, Inc. Institutional Class (99.82%)
Bond & Mortgage Securities Fund (a)	1,181,248	$12,403
Disciplined LargeCap Blend Fund (a)	4,550,391	81,225
High Yield Fund (a)	2,242,527	23,793
High Yield Fund II (a)	743,677	6,500
International Emerging Markets Fund (a)	838,611	33,217
International Growth Fund (a)	6,338,695	98,503
LargeCap Growth Fund (a)	4,729,498	47,390
LargeCap Value Fund (a)	2,142,878	29,057
Partners International Fund (a)	2,738,525	51,210
Partners LargeCap Blend Fund I (a)	4,003,696	42,439
Partners LargeCap Growth Fund I (a)	5,416,242	51,942
Partners LargeCap Value Fund (a)	1,800,675	28,649
Partners LargeCap Value Fund I (a)	2,016,280	30,285
Partners MidCap Growth Fund (a)(b)	1,045,781	12,769
Partners MidCap Value Fund I (a)	731,525	10,944
Partners SmallCap Growth Fund I (a)(b)	1,035,972	12,245
Partners SmallCap Growth Fund III (a)(b)	852,347	11,515
Partners SmallCap Value Fund I (a)	579,475	10,674
Preferred Securities Fund (a)	1,729,719	17,418
Real Estate Securities Fund (a)	886,867	22,136
SmallCap S&P 600 Index Fund (a)	366,327	7,096
SmallCap Value Fund (a)	550,271	10,406

		651,816

TOTAL INVESTMENT COMPANIES		$651,816

Total Investments		$651,816

Other Assets in Excess of Liabilities, Net - 0.18%		1,168

TOTAL NET ASSETS - 100.00%		$652,984

(a) Affiliated Security

(b) Non-Income Producing Security

Unrealized Appreciation (Depreciation) The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation		$102,581
Unrealized Depreciation		(2,754)

Net Unrealized Appreciation (Depreciation)		99,827
Cost for federal income tax purposes		551,989

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)

Fund Type		Percent

Domestic Equity Funds		62.60%
International Equity Funds		28.01%
Fixed Income Funds		9.21%
Other Assets in Excess of Liabilities, Net		0.18%

TOTAL NET ASSETS		100.00%

See accompanying notes

65

Schedule of Investments
Principal LifeTime 2050 Fund
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases		Sales		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Fund	2,129,778	$22,682	1,385,171	$14,737	2,333,701	$24,662	1,181,248	$12,707
Disciplined LargeCap Blend Fund	4,468,706	62,644	1,252,211	21,233	1,170,526	19,229	4,550,391	66,174
High Yield Fund	—	—	2,250,428	23,482	7,901	81	2,242,527	23,401
High Yield Fund II	—	—	1,567,513	13,804	823,836	7,118	743,677	6,576
International Emerging Markets Fund	153,633	3,639	689,649	18,828	4,671	130	838,611	22,337
International Growth Fund	3,829,217	40,873	2,582,407	34,977	72,929	922	6,338,695	74,926
LargeCap Growth Fund	3,804,313	26,022	1,227,911	10,633	302,726	2,319	4,729,498	34,334
LargeCap Value Fund	1,656,061	18,471	655,385	8,694	168,568	2,087	2,142,878	25,081
Partners International Fund	492,955	7,381	2,259,027	36,308	13,457	216	2,738,525	43,473
Partners LargeCap Blend Fund I	725,376	6,726	3,296,645	32,466	18,325	180	4,003,696	39,012
Partners LargeCap Growth Fund I	878,989	7,122	4,560,594	39,152	23,341	202	5,416,242	46,072
Partners LargeCap Growth Fund II	2,207,972	17,117	97,525	824	2,305,497	19,879	—	—
Partners LargeCap Value Fund	2,243,982	28,884	562,872	8,924	1,006,179	15,586	1,800,675	23,616
Partners LargeCap Value Fund I	340,789	4,553	1,686,302	23,819	10,811	152	2,016,280	28,220
Partners MidCap Growth Fund	306,701	2,863	745,296	7,553	6,216	64	1,045,781	10,352
Partners MidCap Value Fund I	208,917	2,863	527,046	7,652	4,438	64	731,525	10,451
Partners SmallCap Growth Fund I	313,777	2,863	728,425	7,352	6,230	63	1,035,972	10,152
Partners SmallCap Growth Fund III	775,556	8,605	287,230	3,587	210,439	2,531	852,347	9,677
Partners SmallCap Value Fund I	176,589	3,208	406,377	7,600	3,491	64	579,475	10,744
Preferred Securities Fund	864,458	9,244	873,115	9,219	7,854	80	1,729,719	18,382
Real Estate Securities Fund	331,292	6,808	560,565	14,642	4,990	122	886,867	21,328
SmallCap S&P 600 Index Fund	463,238	7,019	117,112	2,210	214,023	4,022	366,327	5,479
SmallCap Value Fund	517,587	8,635	173,227	3,274	140,543	2,532	550,271	9,377

		$298,222		$350,970		$102,305		$551,871

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Bond & Mortgage Securities Fund	$1,020	$-50	$—
Disciplined LargeCap Blend Fund	647	1,526	1,266
High Yield Fund	—	—	—
High Yield Fund II	643	-110	—
International Emerging Markets Fund	608	—	217
International Growth Fund	2,477	-2	3,053
LargeCap Growth Fund	214	-2	379
LargeCap Value Fund	391	3	1,001
Partners International Fund	638	—	771
Partners LargeCap Blend Fund I	134	—	—
Partners LargeCap Growth Fund I	240	—	751
Partners LargeCap Growth Fund II	451	1,938	372
Partners LargeCap Value Fund	434	1,394	1,188
Partners LargeCap Value Fund I	140	—	175
Partners MidCap Growth Fund	10	—	100
Partners MidCap Value Fund I	64	—	146
Partners SmallCap Growth Fund I	—	—	160
Partners SmallCap Growth Fund III	710	16	139
Partners SmallCap Value Fund I	77	—	196
Preferred Securities Fund	862	-1	—
Real Estate Securities Fund	143	—	803
SmallCap S&P 600 Index Fund	101	272	284
SmallCap Value Fund	335	—	201

	$10,339	$4,984	$11,202

See accompanying notes

66

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.86%)

Principal Investors Fund, Inc. Institutional Class (99.86%)
Bond & Mortgage Securities Fund (a)	22,944,458	$240,917
Disciplined LargeCap Blend Fund (a)	1,191,068	21,261
Inflation Protection Fund (a)	7,733,409	73,081
International Growth Fund (a)	1,499,535	23,303
LargeCap Growth Fund (a)	1,135,574	11,378
LargeCap Value Fund (a)	643,546	8,727
Partners International Fund (a)	744,410	13,920
Partners LargeCap Blend Fund I (a)	1,233,522	13,075
Partners LargeCap Growth Fund I (a)	960,708	9,213
Partners LargeCap Value Fund (a)	590,376	9,393
Preferred Securities Fund (a)	3,679,648	37,054
Real Estate Securities Fund (a)	982,146	24,514
SmallCap S&P 600 Index Fund (a)	480,182	9,301
Ultra Short Bond Fund (a)	7,030,429	67,211

		562,348

TOTAL INVESTMENT COMPANIES		$562,348

Total Investments		$562,348

Other Assets in Excess of Liabilities, Net - 0.14%		788

TOTAL NET ASSETS - 100.00%		$563,136

(a) Affiliated Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation		$35,871
Unrealized Depreciation		(11,625)

Net Unrealized Appreciation (Depreciation)		24,246
Cost for federal income tax purposes		538,102

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)

Fund Type		Percent

Fixed Income Funds		74.27%
Domestic Equity Funds		18.98%
International Equity Funds		6.61%
Other Assets in Excess of Liabilities, Net		0.14%

TOTAL NET ASSETS		100.00%

See accompanying notes

67

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases		Sales		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Fund	14,556,253	$156,019	10,821,600	$115,187	2,433,395	$25,658	22,944,458	$245,548
Disciplined LargeCap Blend Fund	1,335,389	18,234	276,819	4,655	421,140	6,827	1,191,068	16,326
Inflation Protection Fund	552,402	5,298	8,261,852	78,686	1,080,845	10,160	7,733,409	73,809
International Growth Fund	1,124,864	10,626	605,165	8,025	230,494	3,045	1,499,535	15,584
LargeCap Growth Fund	1,203,158	7,749	244,223	2,069	311,807	2,469	1,135,574	7,353
LargeCap Value Fund	530,359	5,671	167,387	2,217	54,200	725	643,546	7,163
Partners International Fund	162,046	2,430	782,318	12,363	199,954	3,136	744,410	11,663
Partners LargeCap Blend Fund I	254,261	2,355	1,260,894	12,409	281,633	2,810	1,233,522	11,960
Partners LargeCap Growth Fund I	272,574	2,207	987,782	8,411	299,648	2,522	960,708	8,103
Partners LargeCap Growth Fund II	639,792	4,647	29,191	247	668,983	5,758	—	—
Partners LargeCap Value Fund	709,960	8,680	154,488	2,446	274,072	4,269	590,376	7,168
Preferred Securities Fund	3,774,552	40,768	929,228	9,755	1,024,132	10,917	3,679,648	39,593
Real Estate Securities Fund	1,021,139	16,370	322,499	8,305	361,492	9,513	982,146	15,999
SmallCap S&P 600 Index Fund	464,396	6,663	130,798	2,462	115,012	2,069	480,182	7,061
Ultra Short Bond Fund	8,829,006	88,734	1,780,450	17,676	3,579,027	35,908	7,030,429	70,536

		$376,451		$284,913		$125,786		$537,866

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Bond & Mortgage Securities Fund	$11,509	$—	$—
Disciplined LargeCap Blend Fund	227	264	445
Inflation Protection Fund	2,836	-15	—
International Growth Fund	716	-22	885
LargeCap Growth Fund	68	4	120
LargeCap Value Fund	125	—	320
Partners International Fund	182	6	218
Partners LargeCap Blend Fund I	34	6	—
Partners LargeCap Growth Fund I	49	7	151
Partners LargeCap Growth Fund II	135	864	111
Partners LargeCap Value Fund	151	311	413
Preferred Securities Fund	2,197	-13	—
Real Estate Securities Fund	237	837	2,023
SmallCap S&P 600 Index Fund	152	5	429
Ultra Short Bond Fund	3,776	34	13

	$22,394	$2,288	$5,128

See accompanying notes

68

Schedule of Investments
SAM Balanced Portfolio
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.99%)

Principal Investors Fund, Inc. Institutional Class (99.99%)
Disciplined LargeCap Blend Fund (a)	30,213,300	$539,307
Diversified International Fund (a)	22,541,978	390,878
Equity Income Fund I (a)	28,989,689	690,534
High Yield Fund II (a)	24,894,467	217,578
Income Fund (a)	53,730,288	484,110
International Emerging Markets Fund (a)	2,736,657	108,399
LargeCap Growth Fund (a)	92,645,724	928,310
MidCap Stock Fund (a)	8,367,725	174,635
Money Market Fund (a)	24,764,421	24,764
Mortgage Securities Fund (a)	76,279,192	803,983
Real Estate Securities Fund (a)	4,578,577	114,281
Short Term Income Fund (a)	3,567,322	41,381
SmallCap Growth Fund (a)(b)	9,331,987	95,280
SmallCap Value Fund (a)	4,294,667	81,212
West Coast Equity Fund (a)	5,013,322	250,265

		4,944,917

TOTAL INVESTMENT COMPANIES		$4,944,917

Total Investments		$4,944,917

Other Assets in Excess of Liabilities, Net - 0.01%		288

TOTAL NET ASSETS - 100.00%		$4,945,205

(a) Affiliated Security

(b) Non-Income Producing Security

(c) Purchases of the Principal Investors Fund, Inc. and Sales of the WM Group of Funds include activity from the acquisition of the WM Group of Funds by the Principal Investors Fund, Inc.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation		$1,069,546
Unrealized Depreciation		(21,764)

Net Unrealized Appreciation (Depreciation)		1,047,782
Cost for federal income tax purposes		3,897,135

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)

Fund Type		Percent

Domestic Equity Funds		58.11%
Fixed Income Funds		31.78%
International Equity Funds		10.10%
Other Assets in Excess of Liabilities, Net		0.01%

TOTAL NET ASSETS		100.00%

See accompanying notes

69

Schedule of Investments
SAM Balanced Portfolio
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases (c)		Sales (c)		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	35,393,095	$494,126	5,179,795	$85,594	30,213,300	$411,746
Diversified International Fund	—	—	28,818,931	334,523	6,276,953	90,537	22,541,978	244,408
Equity Income Fund I	—	—	30,988,859	541,335	1,999,170	46,140	28,989,689	496,473
High Yield Fund II	—	—	26,547,353	210,887	1,652,886	14,435	24,894,467	196,251
Income Fund	—	—	56,725,777	517,655	2,995,489	27,110	53,730,288	489,287
International Emerging Markets Fund	—	—	3,076,939	79,795	340,282	10,628	2,736,657	70,791
LargeCap Growth Fund	—	—	99,666,249	661,018	7,020,525	60,681	92,645,724	604,721
MidCap Stock Fund	—	—	11,631,670	158,252	3,263,945	69,980	8,367,725	101,772
Money Market Fund	—	—	92,267,681	92,268	67,503,260	67,503	24,764,421	24,765
Mortgage Securities Fund	—	—	80,223,663	860,026	3,944,471	41,437	76,279,192	816,724
Real Estate Securities Fund	—	—	5,767,061	108,326	1,188,484	33,169	4,578,577	75,651
Short Term Income Fund	—	—	3,978,054	46,333	410,732	4,764	3,567,322	41,401
SmallCap Growth Fund	—	—	10,477,969	58,803	1,145,982	10,806	9,331,987	49,383
SmallCap Value Fund	—	—	5,087,134	89,755	792,467	15,069	4,294,667	74,526
West Coast Equity Fund	—	—	6,512,781	219,698	1,499,459	66,440	5,013,322	158,104
WM Equity Income Fund	25,452,906	417,344	1,486,126	32,646	26,939,032	450,803	—	—
WM Growth & Income Fund	20,620,000	452,890	2,081,911	54,054	22,701,911	508,473	—	—
WM Growth Fund	42,293,680	630,408	78,510	1,416	42,372,190	632,097	—	—
WM High Yield Fund	24,487,823	193,002	1,037,707	9,097	25,525,530	202,018	—	—
WM Income Fund	53,059,963	484,795	793,480	7,243	53,853,443	491,803	—	—
WM International Growth Fund	29,041,873	265,088	6,847,393	78,894	35,889,266	344,478	—	—
WM Mid Cap Stock Fund	11,303,897	150,711	596,820	12,670	11,900,717	163,963	—	—
WM REIT Fund	6,943,837	76,669	1,988,176	37,470	8,932,013	115,515	—	—
WM Short Term Income Fund	18,996,851	44,259	201,982	469	19,198,833	44,728	—	—
WM Small Cap Growth Fund	5,751,117	58,356	—	—	5,751,117	58,356	—	—
WM Small Cap Value Fund	7,484,011	74,512	1,495,675	16,739	8,979,686	91,421	—	—
WM U.S. Government Securities Fund	76,004,999	816,140	937,219	9,900	76,942,218	825,687	—	—
WM West Coast Equity Fund	6,468,699	217,529	189,015	8,368	6,657,714	226,037	—	—

		$3,881,703		$4,741,766		$4,799,672		$3,856,003

See accompanying notes

70

Schedule of Investments
SAM Balanced Portfolio
October 31, 2007

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$—	$3,214	$—
Diversified International Fund	—	422	—
Equity Income Fund I	9,047	1,278	—
High Yield Fund II	13,292	-201	—
Income Fund	22,450	-1,258	—
International Emerging Markets Fund	—	1,624	—
LargeCap Growth Fund	—	4,384	—
MidCap Stock Fund	—	13,500	—
Money Market Fund	1,154	—	—
Mortgage Securities Fund	31,696	-1,865	—
Real Estate Securities Fund	538	494	—
Short Term Income Fund	1,556	-168	—
SmallCap Growth Fund	—	1,386	—
SmallCap Value Fund	—	-160	—
West Coast Equity Fund	—	4,846	—
WM Equity Income Fund	3,503	813	29,144
WM Growth & Income Fund	10,455	1,529	43,599
WM Growth Fund	1,416	273	—
WM High Yield Fund	3,755	-81	4,481
WM Income Fund	6,004	-235	—
WM International Growth Fund	19,968	496	58,926
WM Mid Cap Stock Fund	2,555	582	10,115
WM REIT Fund	3,674	1,376	33,796
WM Short Term Income Fund	397	—	—
WM Small Cap Growth Fund	—	—	—
WM Small Cap Value Fund	3,744	170	12,995
WM U.S. Government Securities Fund	8,183	-353	—
WM West Coast Equity Fund	2,246	140	6,121

	$145,633	$32,206	$199,177

See accompanying notes

71

Schedule of Investments
SAM Conservative Balanced Portfolio
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.90%)

Principal Investors Fund, Inc. Institutional Class (99.90%)
Disciplined LargeCap Blend Fund (a)	2,764,103	$49,339
Diversified International Fund (a)	2,044,558	35,453
Equity Income Fund I (a)	2,660,908	63,383
High Yield Fund II (a)	4,288,079	37,478
Income Fund (a)	12,522,870	112,831
International Emerging Markets Fund (a)	244,691	9,692
LargeCap Growth Fund (a)	8,296,270	83,129
MidCap Stock Fund (a)	808,101	16,865
Money Market Fund (a)	26,690	27
Mortgage Securities Fund (a)	15,861,519	167,180
Real Estate Securities Fund (a)	446,133	11,135
Short Term Income Fund (a)	3,003,445	34,840
SmallCap Growth Fund (a)(b)	800,508	8,173
SmallCap Value Fund (a)	397,669	7,520
West Coast Equity Fund (a)	462,514	23,089

		660,134

TOTAL INVESTMENT COMPANIES		$660,134

Total Investments		$660,134

Other Assets in Excess of Liabilities, Net - 0.10%		675

TOTAL NET ASSETS - 100.00%		$660,809

(a) Affiliated Security

(b) Non-Income Producing Security

(c) Purchases of the Principal Investors Fund, Inc. and Sales of the WM Group of Funds include activity from the acquisition of the WM Group of Funds by the Principal Investors Fund, Inc.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation		$100,948
Unrealized Depreciation		(6,415)

Net Unrealized Appreciation (Depreciation)		94,533
Cost for federal income tax purposes		565,601

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)

Fund Type		Percent

Fixed Income Funds		53.32%
Domestic Equity Funds		39.75%
International Equity Funds		6.83%
Other Assets in Excess of Liabilities, Net		0.10%

TOTAL NET ASSETS		100.00%

See accompanying notes

72

Schedule of Investments
SAM Conservative Balanced Portfolio
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases (c)		Sales (c)		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	3,286,755	$44,911	522,652	$8,729	2,764,103	$36,651
Diversified International Fund	—	—	2,625,270	29,352	580,712	8,481	2,044,558	21,303
Equity Income Fund I	—	—	2,909,341	50,286	248,433	5,794	2,660,908	44,7'11
High Yield Fund II	—	—	4,672,710	36,386	384,631	3,372	4,288,079	33,018
Income Fund	—	—	13,584,447	125,041	1,061,577	9,592	12,522,870	115,003
International Emerging Markets Fund	—	—	285,664	7,299	40,973	1,296	244,691	6,248
LargeCap Growth Fund	—	—	9,289,645	61,822	993,375	8,603	8,296,270	53,715
MidCap Stock Fund	—	—	1,094,531	16,388	286,430	6,170	808,101	11,338
Money Market Fund	—	—	826,748	827	800,058	800	26,690	27
Mortgage Securities Fund	—	—	17,178,394	185,137	1,316,875	13,833	15,861,519	170,632
Real Estate Securities Fund	—	—	553,979	10,704	107,846	3,009	446,133	7,724
Short Term Income Fund	—	—	3,271,942	38,511	268,497	3,117	3,003,445	35,288
SmallCap Growth Fund	—	—	893,722	4,723	93,214	892	800,508	3,925
SmallCap Value Fund	—	—	432,090	7,615	34,421	658	397,669	6,941
West Coast Equity Fund	—	—	603,798	19,637	141,284	6,296	462,514	13,768
WM Equity Income Fund	2,638,136	44,128	101,824	2,237	2,739,960	46,496	—	—
WM Growth & Income Fund	1,903,681	40,775	184,047	4,779	2,087,728	45,763	—	—
WM Growth Fund	3,652,830	53,622	6,364	115	3,659,194	53,782	—	—
WM High Yield Fund	4,266,214	32,846	273,518	2,398	4,539,732	35,251	—	—
WM Income Fund	12,647,139	116,667	352,033	3,213	12,999,172	119,805	—	—
WM International Growth Fund	2,623,920	22,773	—	—	2,623,920	22,836	—	—
WM Mid Cap Stock Fund	1,049,968	15,368	60,931	1,294	1,110,899	16,735	—	—
WM REIT Fund	642,063	7,301	118,018	2,226	760,081	9,634	—	—
WM Short Term Income Fund	15,559,806	36,688	463,124	1,074	16,022,930	37,728	—	—
WM Small Cap Growth Fund	476,428	4,453	—	—	476,428	4,454	—	—
WM Small Cap Value Fund	621,416	6,177	147,327	1,650	768,743	7,841	—	—
WM U.S. Government Securities Fund	16,048,811	173,450	314,385	3,321	16,363,196	176,622	—	—
WM West Coast Equity Fund	593,608	19,157	7,473	331	601,081	19,507	—	—

		$573,405		$661,277		$677,096		$560,292

See accompanying notes

73

Schedule of Investments
SAM Conservative Balanced Portfolio
October 31, 2007

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$—	$469	$—
Diversified International Fund	—	432	—
Equity Income Fund I	833	219	—
High Yield Fund II	2,294	4	—
Income Fund	5,276	-446	—
International Emerging Markets Fund	—	245	—
LargeCap Growth Fund	—	496	—
MidCap Stock Fund	—	1,120	—
Money Market Fund	5	—	—
Mortgage Securities Fund	6,632	-672	—
Real Estate Securities Fund	51	29	—
Short Term Income Fund	1,301	-106	—
SmallCap Growth Fund	—	94	—
SmallCap Value Fund	—	-16	—
West Coast Equity Fund	—	427	—
WM Equity Income Fund	360	131	2,998
WM Growth & Income Fund	957	209	3,971
WM Growth Fund	122	45	—
WM High Yield Fund	652	7	778
WM Income Fund	1,427	-75	—
WM International Growth Fund	1,801	63	5,310
WM Mid Cap Stock Fund	237	73	936
WM REIT Fund	342	107	3,135
WM Short Term Income Fund	321	-34	—
WM Small Cap Growth Fund	—	1	—
WM Small Cap Value Fund	311	14	1,076
WM U.S. Government Securities Fund	1,721	-149	—
WM West Coast Equity Fund	206	19	560

	$24,849	$2,706	$18,764

See accompanying notes

74

Schedule of Investments
SAM Conservative Growth Portfolio
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (100.09%)

Principal Investors Fund, Inc. Institutional Class (100.09%)
Disciplined LargeCap Blend Fund (a)	31,893,539	$569,300
Diversified International Fund (a)	23,782,759	412,393
Equity Income Fund I (a)	30,622,780	729,435
High Yield Fund II (a)	11,502,756	100,534
Income Fund (a)	18,330,402	165,157
International Emerging Markets Fund (a)	2,912,083	115,348
LargeCap Growth Fund (a)	95,620,382	958,116
MidCap Stock Fund (a)	9,576,542	199,862
Money Market Fund (a)	148,284	148
Mortgage Securities Fund (a)	26,040,632	274,468
Real Estate Securities Fund (a)	4,853,568	121,145
SmallCap Growth Fund (a)(b)	10,417,503	106,363
SmallCap Value Fund (a)	4,610,932	87,193
West Coast Equity Fund (a)	5,315,965	265,373

		4,104,835

TOTAL INVESTMENT COMPANIES		$4,104,835

Total Investments		$4,104,835

Liabilities in Excess of Other Assets, Net — (0.09)%		(3,887)

TOTAL NET ASSETS - 100.00%		$4,100,948

(a) Affiliated Security

(b) Non-Income Producing Security

(c) Purchases of the Principal Investors Fund, Inc. and Sales of the WM Group of Funds include activity from the acquisition of the WM Group of Funds by the Principal Investors Fund, Inc.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation		$1,096,027
Unrealized Depreciation		(5,534)

Net Unrealized Appreciation (Depreciation)		1,090,493
Cost for federal income tax purposes		3,014,342

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)

Fund Type		Percent

Domestic Equity Funds		74.05%
Fixed Income Funds		13.17%
International Equity Funds		12.87%
Liabilities in Excess of Other Assets, Net		(0.09%)

TOTAL NET ASSETS		100.00%

See accompanying notes

75

Schedule of Investments
SAM Conservative Growth Portfolio
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases (c)		Sales (c)		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	38,634,484	$543,420	6,740,945	$111,173	31,893,539	$436,915
Diversified International Fund	—	—	29,192,248	342,730	5,409,489	78,663	23,782,759	265,178
Equity Income Fund I	—	—	32,987,104	590,005	2,364,324	54,416	30,622,780	536,948
High Yield Fund II	—	—	12,371,338	94,861	868,582	7,581	11,502,756	87,214
Income Fund	—	—	19,417,428	174,629	1,087,026	9,844	18,330,402	164,451
International Emerging Markets Fund	—	—	3,272,651	84,730	360,568	11,157	2,912,083	75,188
LargeCap Growth Fund	—	—	103,136,730	705,252	7,516,348	65,172	95,620,382	641,172
MidCap Stock Fund	—	—	12,279,497	165,951	2,702,955	58,197	9,576,542	118,439
Money Market Fund	—	—	74,153,003	74,153	74,004,719	74,005	148,284	148
Mortgage Securities Fund	—	—	27,686,605	296,609	1,645,973	17,311	26,040,632	278,573
Real Estate Securities Fund	—	—	6,282,424	119,665	1,428,856	39,953	4,853,568	80,880
SmallCap Growth Fund	—	—	11,876,635	70,300	1,459,132	13,601	10,417,503	58,117
SmallCap Value Fund	—	—	5,757,468	101,643	1,146,536	21,802	4,610,932	79,930
West Coast Equity Fund	—	—	6,984,249	237,657	1,668,284	73,848	5,315,965	169,655
WM Equity Income Fund	27,504,485	467,414	1,609,985	35,367	29,114,470	503,414	—	—
WM Growth & Income Fund	22,272,138	492,368	2,273,550	59,028	24,545,688	552,430	—	—
WM Growth Fund	42,763,397	658,049	80,179	1,446	42,843,576	656,932	—	—
WM High Yield Fund	11,065,461	83,462	470,294	4,123	11,535,755	87,576	—	—
WM Income Fund	16,355,389	146,979	244,810	2,235	16,600,199	149,161	—	—
WM International Growth Fund	29,310,687	271,032	6,946,264	80,028	36,256,951	351,443	—	—
WM Mid Cap Stock Fund	11,886,500	157,167	629,594	13,366	12,516,094	170,990	—	—
WM REIT Fund	7,497,473	84,190	2,165,539	40,803	9,663,012	126,058	—	—
WM Small Cap Growth Fund	6,543,442	70,201	—	—	6,543,442	70,188	—	—
WM Small Cap Value Fund	8,433,938	83,943	1,694,447	18,961	10,128,385	103,075	—	—
WM U.S. Government Securities Fund	26,569,201	284,969	327,957	3,464	26,897,158	288,351	—	—
WM West Coast Equity Fund	6,881,323	232,958	202,054	8,945	7,083,377	241,984	—	—

		$3,032,732		$3,869,371		$3,938,325		$2,992,808

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$—	$4,668	$—
Diversified International Fund	—	1,111	—
Equity Income Fund I	9,563	1,359	—
High Yield Fund II	6,173	-66	—
Income Fund	7,646	-334	—
International Emerging Markets Fund	—	1,615	—
LargeCap Growth Fund	—	1,092	—
MidCap Stock Fund	—	10,685	—
Money Market Fund	227	—	—
Mortgage Securities Fund	10,883	-725	—
Real Estate Securities Fund	571	1,168	—
SmallCap Growth Fund	—	1,418	—
SmallCap Value Fund	—	89	—
West Coast Equity Fund	—	5,846	—
WM Equity Income Fund	3,806	633	31,562
WM Growth & Income Fund	11,395	1,034	47,632
WM Growth Fund	1,446	-2,563	—
WM High Yield Fund	1,703	-9	2,031
WM Income Fund	1,852	-53	—
\WM International Growth Fund	20,258	383	59,769
WM Mid Cap Stock Fund	2,696	457	10,670
WM REIT Fund	3,998	1,065	36,805
WM Small Cap Growth Fund	—	-13	—
WM Small Cap Value Fund	4,237	171	14,725
WM U.S. Government Securities Fund	2,864	-82	—
WM West Coast Equity Fund	2,406	81	6,539

	$91,724	$29,030	$209,733

See accompanying notes

76

Schedule of Investments
SAM Flexible Income Portfolio
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.89%)

Principal Investors Fund, Inc. Institutional Class (99.89%)
Disciplined LargeCap Blend Fund (a)	2,601,096	$46,430
Equity Income Fund I (a)	1,821,286	43,383
High Yield Fund II (a)	6,036,864	52,762
Income Fund (a)	21,581,549	194,450
LargeCap Growth Fund (a)	6,710,263	67,237
MidCap Stock Fund (a)	863,755	18,027
Mortgage Securities Fund (a)	23,247,856	245,032
Real Estate Securities Fund (a)	380,504	9,497
Short Term Income Fund (a)	7,913,033	91,791
SmallCap Growth Fund (a)(b)	832,642	8,501
SmallCap Value Fund (a)	416,710	7,880
West Coast Equity Fund (a)	220,588	11,012

		796,002

TOTAL INVESTMENT COMPANIES		$796,002

Total Investments		$796,002

Other Assets in Excess of Liabilities, Net - 0.11%		882

TOTAL NET ASSETS - 100.00%		$796,884

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Investors Fund, Inc. and Sales of the WM Group of Funds include activity from the acquisition of the WM Group of Funds by the Principal Investors Fund, Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$83,524
Unrealized Depreciation	(7,588)

Net Unrealized Appreciation (Depreciation)	75,936
Cost for federal income tax purposes	720,066

All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Fixed Income Funds	73.29%
Domestic Equity Funds	26.60%
Other Assets in Excess of Liabilities, Net	0.11%

TOTAL NET ASSETS	100.00%

See accompanying notes

77

Schedule of Investments
SAM Flexible Income Portfolio
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases (c)		Sales (c)		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	3,197,036	$38,927	595,940	$9,980	2,601,096	$29,929
Equity Income Fund I	—	—	2,119,315	33,153	298,029	6,933	1,821,286	26,481
High Yield Fund II	—	—	6,955,862	52,229	918,998	8,033	6,036,864	44,440
Income Fund	—	—	24,650,136	224,670	3,068,587	27,696	21,581,549	196,131
LargeCap Growth Fund	—	—	7,955,885	48,428	1,245,622	10,832	6,710,263	38,774
MidCap Stock Fund	—	—	1,188,004	14,238	324,249	6,982	863,755	9,670
Mortgage Securities Fund	—	—	26,511,669	284,813	3,263,813	34,257	23,247,856	249,005
Real Estate Securities Fund	—	—	400,651	7,474	20,147	553	380,504	6,868
Short Term Income Fund	—	—	9,089,421	106,455	1,176,388	13,652	7,913,033	92,420
SmallCap Growth Fund	—	—	1,072,341	4,757	239,699	2,216	832,642	3,446
SmallCap Value Fund	—	—	512,813	9,006	96,103	1,824	416,710	7,224
West Coast Equity Fund	—	—	254,529	6,381	33,941	1,546	220,588	5,299
WM Equity Income Fund	1,774,927	25,223	101,824	2,237	1,876,751	27,730	—	—
WM Growth & Income Fund	1,938,075	36,710	184,047	4,779	2,122,122	42,323	—	—
WM Growth Fund	3,621,984	50,254	6,364	115	3,628,348	50,522	—	—
WM High Yield Fund	6,527,510	48,482	273,518	2,398	6,801,028	50,940	—	—
WM Income Fund	23,672,049	216,157	352,033	3,213	24,024,082	219,159	—	—
WM Mid Cap Stock Fund	1,181,439	13,858	60,931	1,294	1,242,370	15,416	—	—
WM REIT Fund	419,895	4,191	118,018	2,226	537,913	6,583	—	—
WM Short Term Income Fund	43,913,189	103,001	463,124	1,074	44,376,313	103,969	—	—
WM Small Cap Growth Fund	611,467	4,959	—	—	611,467	5,067	—	—
WM Small Cap Value Fund	765,097	7,615	147,327	1,650	912,424	9,327	—	—
WM U.S. Government Securities Fund	25,615,933	275,879	314,385	3,321	25,930,318	278,802	—	—
WM West Coast Equity Fund	262,137	6,583	7,473	331	269,610	7,044	—	—

		$792,912		$853,169		$941,386		$709,687

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$—	$982	$—
Equity Income Fund I	586	261	—
High Yield Fund II	3,297	244	—
Income Fund	9,304	-843	—
LargeCap Growth Fund	—	1,178	—
MidCap Stock Fund	—	2,414	—
Mortgage Securities Fund	9,998	-1,551	—
Real Estate Securities Fund	43	-53	—
Short Term Income Fund	3,517	-383	—
SmallCap Growth Fund	—	905	—
SmallCap Value Fund	—	42	—
West Coast Equity Fund	—	464	—
WM Equity Income Fund	238	270	1,999
WM Growth & Income Fund	934	834	3,846
WM Growth Fund	115	153	—
WM High Yield Fund	984	60	1,175
WM Income Fund	2,638	-211	—
WM Mid Cap Stock Fund	258	264	1,035
WM REIT Fund	219	166	2,007
WM Short Term Income Fund	900	-106	—
WM Small Cap Growth Fund	—	108	—
WM Small Cap Value Fund	370	62	1,280
WM U.S. Government Securities Fund	2,720	-398	—
WM West Coast Equity Fund	88	130	243

	$36,209	$4,992	$11,585

See accompanying notes

78

Schedule of Investments
SAM Strategic Growth Portfolio
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (100.11%)

Principal Investors Fund, Inc. Institutional Class (100.11%)
Disciplined LargeCap Blend Fund (a)	22,526,739	$402,102
Diversified International Fund (a)	16,790,793	291,152
Equity Income Fund I (a)	20,567,049	489,907
High Yield Fund II (a)	11,050,648	96,583
International Emerging Markets Fund (a)	2,018,243	79,942
LargeCap Growth Fund (a)	66,302,014	664,346
MidCap Stock Fund (a)	7,252,888	151,368
Money Market Fund (a)	12,173	12
Real Estate Securities Fund (a)	3,409,529	85,102
SmallCap Growth Fund (a)(b)	7,047,025	71,950
SmallCap Value Fund (a)	3,204,107	60,590
West Coast Equity Fund (a)	3,957,965	197,582

		2,590,636

TOTAL INVESTMENT COMPANIES		$2,590,636

Total Investments		$2,590,636

Liabilities in Excess of Other Assets, Net - (0.11)%		(2,949)

TOTAL NET ASSETS - 100.00%		$2,587,687

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Investors Fund, Inc. and Sales of the WM Group of Funds include activity from the acquisition of the WM Group of Funds by the Principal Investors Fund, Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$709,530
Unrealized Depreciation	(574)

Net Unrealized Appreciation (Depreciation)	708,956
Cost for federal income tax purposes	1,881,680

All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Domestic Equity Funds	82.04%
International Equity Funds	14.34%
Fixed Income Funds	3.73%
Liabilities in Excess of Other Assets, Net	(0.11%)

TOTAL NET ASSETS	100.00%

See accompanying notes

79

Schedule of Investments
SAM Strategic Growth Portfolio
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases (c)		Sales (c)		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	25,263,168	$364,162	2,736,429	$45,337	22,526,739	$319,852
Diversified International Fund	—	—	20,588,005	248,425	3,797,212	54,452	16,790,793	191,590
Equity Income Fund I	—	—	21,922,060	400,889	1,355,011	31,110	20,567,049	370,438
High Yield Fund II	—	—	11,779,444	93,541	728,796	6,384	11,050,648	87,136
International Emerging Markets Fund	—	—	2,223,163	57,394	204,920	6,421	2,018,243	52,006
LargeCap Growth Fund	—	—	70,451,471	504,993	4,149,457	35,795	66,302,014	457,866
MidCap Stock Fund	—	—	9,262,606	124,802	2,009,718	43,183	7,252,888	89,542
Money Market Fund	—	—	52,212,174	52,212	52,200,001	52,200	12,173	12
Real Estate Securities Fund	—	—	3,865,894	75,900	456,365	12,741	3,409,529	62,805
SmallCap Growth Fund	—	—	7,853,461	48,567	806,436	7,566	7,047,025	42,024
SmallCap Value Fund	—	—	3,807,667	67,327	603,560	11,473	3,204,107	55,629
West Coast Equity Fund	—	—	4,885,417	166,076	927,452	41,140	3,957,965	128,229
WM Equity Income Fund	17,820,458	309,225	1,044,964	22,955	18,865,422	332,494	—	—
WM Growth & Income Fund	14,473,059	328,409	1,482,094	38,479	15,955,153	367,392	—	—
WM Growth Fund	30,645,273	498,815	57,614	1,039	30,702,887	498,511	—	—
WM High Yield Fund	10,830,531	85,272	461,838	4,049	11,292,369	89,316	—	—
WM International Growth Fund	20,558,682	196,492	4,891,713	56,352	25,450,395	253,001	—	—
WM Mid Cap Stock Fund	8,896,395	116,665	471,683	10,013	9,368,078	127,018	—	—
WM REIT Fund	4,578,008	53,492	1,319,782	24,866	5,897,790	78,998	—	—
WM Small Cap Growth Fund	4,302,818	48,085	—	—	4,302,818	48,081	—	—
WM Small Cap Value Fund	5,530,801	55,067	1,115,822	12,486	6,646,623	67,645	—	—
WM West Coast Equity Fund	4,770,979	160,891	140,389	6,215	4,911,368	167,140	—	—

		$1,852,413		$2,380,742		$2,377,398		$1,857,129

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’)	(000’)	(000’)
Disciplined LargeCap Blend Fund	$—	$1,027	$—
Diversified International Fund	—	-2,383	—
Equity Income Fund I	6,379	659	—
High Yield Fund II	5,878	-21	—
International Emerging Markets Fund	—	1,033	—
LargeCap Growth Fund	—	-11,332	—
MidCap Stock Fund	—	7,923	—
Money Market Fund	76	—	—
Real Estate Securities Fund	399	-354	—
SmallCap Growth Fund	—	1,023	—
SmallCap Value Fund	—	-225	—
West Coast Equity Fund	—	3,293	—
WM Equity Income Fund	2,473	314	20,483
WM Growth & Income Fund	7,427	504	31,052
WM Growth Fund	1,039	-1,343	—
WM High Yield Fund	1,667	-5	1,987
WM International Growth Fund	14,275	157	42,077
WM Mid Cap Stock Fund	2,024	340	7,989
WM REIT Fund	2,438	640	22,428
WM Small Cap Growth Fund	—	-4	—
WM Small Cap Value Fund	2,789	92	9,696
WM West Coast Equity Fund	1,674	34	4,541

	$48,538	$1,372	$140,253

See accompanying notes

80

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2010 FUND
Class A shares
Net Asset Value, Beginning of Period	$13.28	$12.11	$12.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.37	0.32	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.08	0.02

Total From Investment Operations	1.37	1.40	0.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.35)	(0.15)	—
Distributions from Realized Gains	(0.07)	(0.08)	—

Total Dividends and Distributions	(0.42)	(0.23)	—

Net Asset Value, End of Period	$14.23	$13.28	$12.11

Total Return(c)	10.62%	11.78%	0.58	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$33,273	$17,464	$3,070
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.62%	1.30	%(g)
Ratio of Net Investment Income to Average Net Assets	2.69%	2.53%	1.27	%(g)
Portfolio Turnover Rate	14.7%	16.6%	10.2	%(g)

	2007(h)
PRINCIPAL LIFETIME 2010 FUND
Class C shares
Net Asset Value, Beginning of Period	$13.25
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15
Net Realized and Unrealized Gain (Loss) on Investments	0.75

Total From Investment Operations	0.90

Net Asset Value, End of Period	$14.15

Total Return(c)	6.79	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,492
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	1.39	%(g)
Portfolio Turnover Rate	14.7%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Computed on an annualized basis.

(h)	Period from January 17, 2007 through April 30, 2007. Class C shares incurred a net realized and unrealized gain of $.12 per share from January 10, 2007 through January 16, 2007.
See accompanying notes.

81

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2020 FUND
Class A shares
Net Asset Value, Beginning of Period	$13.75	$12.28	$12.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.31	0.25	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.54	1.48	0.12

Total From Investment Operations	1.85	1.73	0.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.35)	(0.16)	—
Distributions from Realized Gains	(0.09)	(0.10)	—

Total Dividends and Distributions	(0.44)	(0.26)	—

Net Asset Value, End of Period	$15.16	$13.75	$12.28

Total Return(c)	13.75%	14.34%	1.24	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$52,923	$23,723	$3,655
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.61%	1.40	%(g)
Ratio of Net Investment Income to Average Net Assets	2.17%	1.91%	0.75	%(g)
Portfolio Turnover Rate	15.1%	7.4%	5.5	%(g)

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2020 FUND
Class B shares
Net Asset Value, Beginning of Period	$13.72	$12.24	$12.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.21	0.14	—
Net Realized and Unrealized Gain (Loss) on Investments	1.52	1.50	0.11

Total From Investment Operations	1.73	1.64	0.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.06)	—
Distributions from Realized Gains	(0.09)	(0.10)	—

Total Dividends and Distributions	(0.33)	(0.16)	—

Net Asset Value, End of Period	$15.12	$13.72	$12.24

Total Return(c)	12.80%	13.57%	0.91	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,033	$5,682	$979
Ratio of Expenses to Average Net Assets(e),(f)	1.25%	1.40%	2.15	%(g)
Ratio of Net Investment Income to Average Net Assets	1.50%	1.11%	(0.04	)%(g)
Portfolio Turnover Rate	15.1%	7.4%	5.5%

	2007(h)
PRINCIPAL LIFETIME 2020 FUND
Class C shares
Net Asset Value, Beginning of Period	$13.83
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.18

Total From Investment Operations	1.24

Net Asset Value, End of Period	$15.07

Total Return(c)	8 .97	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,038
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	0.51	%(g)
Portfolio Turnover Rate	15.1%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Computed on an annualized basis.

(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

82

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2030 FUND
Class A shares
Net Asset Value, Beginning of Period	$13.64	$12.07	$11.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.26	0.18	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.81	1.66	0.18

Total From Investment Operations	2.07	1.84	0.19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.15)	—
Distributions from Realized Gains	(0.10)	(0.12)	—

Total Dividends and Distributions	(0.41)	(0.27)	—

Net Asset Value, End of Period	$15.30	$13.64	$12.07

Total Return(c)	15.55%	15.46%	1.60	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$39,873	$17,509	$2,564
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.64%	1.40	%(g)
Ratio of Net Investment Income to Average Net Assets	1.81%	1.39%	0.14	%(g)
Portfolio Turnover Rate	15.5%	9.4%	4.8	%(g)

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2030 FUND
Class B shares
Net Asset Value, Beginning of Period	$13.60	$12.04	$11.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15	0.09	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.84	1.65	0.19

Total From Investment Operations	1.99	1.74	0.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.06)	—
Distributions from Realized Gains	(0.10)	(0.12)	—

Total Dividends and Distributions	(0.31)	(0.18)	—

Net Asset Value, End of Period	$15.28	$13.60	$12.04

Total Return(c)	14.86%	14.55%	1 .35	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,058	$4,175	$789
Ratio of Expenses to Average Net Assets(e),(f)	1.25%	1.40%	2.15	%(g)
Ratio of Net Investment Income to Average Net Assets	1.08%	0.72%	(0.68	)%(g)
Portfolio Turnover Rate	15.5%	9.4%	4.8	(g)

	2007(h)
PRINCIPAL LIFETIME 2030 FUND
Class C shares
Net Asset Value, Beginning of Period	$13.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.46
Total From Investment Operations	1.45

Net Asset Value, End of Period	$15.22

Total Return(c)	10.53	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,651
Ratio of Expenses to Average Net Assets(e),(f)	1 .25	%(g)
Ratio of Net Investment Income to Average Net Assets	(0.06	)%(g)
Portfolio Turnover Rate	15.5%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Computed on an annualized basis.

(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.18 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

83

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2040 FUND
Class A shares
Net Asset Value, Beginning of Period	$13.68	$12.18	$11.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.22	0.14	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	1.76	0.24

Total From Investment Operations	2.29	1.90	0.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.29)	—
Distributions from Realized Gains	(0.10)	(0.11)	—

Total Dividends and Distributions	(0.40)	(0.40)	—

Net Asset Value, End of Period	$15.57	$13.68	$12.18

Total Return(c)	17.09%	15.93%	1.84	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,434	$9,356	$1,433
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.64%	1.40	%(g)
Ratio of Net Investment Income to Average Net Assets	1.49%	1.08%	(0.38	)%(g)
Portfolio Turnover Rate	16.5%	13.1%	7.1	%(g)

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2040 FUND
Class B shares
Net Asset Value, Beginning of Period	$13.55	$12.16	$11.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12	0.05	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.04	1.74	0.25

Total From Investment Operations	2.16	1.79	0.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.29)	—
Distributions from Realized Gains	(0.10)	(0.11)	—

Total Dividends and Distributions	(0.29)	(0.40)	—

Net Asset Value, End of Period	$15.42	$13.55	$12.16

Total Return(c)	16.22%	15.03%	1.67	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,161	$3,090	$621
Ratio of Expenses to Average Net Assets(e),(f).	1.25%	1.40%	2.15	%(g)
Ratio of Net Investment Income to Average Net Assets	0.86%	0.38%	(1.17	)%(g)
Portfolio Turnover Rate	16.5%	13.1%	7.1	%(g)

	2007(h)
PRINCIPAL LIFETIME 2040 FUND
Class C shares
Net Asset Value, Beginning of Period	$13.86
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.06)

Net Realized and Unrealized Gain (Loss) on Investments	1.69

Total From Investment Operations	1.63

Net Asset Value, End of Period	$15.49

Total Return(c)	11.76	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,162
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	(0.50	)%(g)
Portfolio Turnover Rate	16.5%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Computed on an annualized basis.

(h)	Period from January 17, 2007 through October 31, 2007 Class C shares incurred a net realized and unrealized gain of $.19 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

84

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2050 FUND
Class A shares
Net Asset Value, Beginning of Period	$13.41	$11.74	$11.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.19	0.09	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.80	0.30

Total From Investment Operations	2.32	1.89	0.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.26)	(0.11)	—
Distributions from Realized Gains	(0.11)	(0.11)	—

Total Dividends and Distributions	(0.37)	(0.22)	—

Net Asset Value, End of Period	$15.36	$13.41	$11.74

Total Return(c)	17.71%	16.30%	2.26	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,930	$5,685	$553
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.64%	1.50	%(g)
Ratio of Net Investment Income to Average Net Assets	1.32%	0.67%	(0.93	)%(g)
Portfolio Turnover Rate	21.2%	15.9%	7.5	%(g)

	2007	2006(h)
PRINCIPAL LIFETIME 2050 FUND
Class B shares
Net Asset Value, Beginning of Period	$13.30	$12.64
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.02	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.18	0.71

Total From Investment Operations	2.20	0.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	—
Distributions from Realized Gains	(0.11)	—

Total Dividends and Distributions	(0.29)	—

Net Asset Value, End of Period	$15.21	$13.30

Total Return(c)	16.80%	5.22	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,106	$451
Ratio of Expenses to Average Net Assets(e),(f)	1.25%	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	0.15%	(0.63	)%(g)
Portfolio Turnover Rate	21.2%	15.9	%(g)

	2007(i)
PRINCIPAL LIFETIME 2050 FUND
Class C shares
Net Asset Value, Beginning of Period	$13 .64
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.72

Total From Investment Operations	1.64

Net Asset Value, End of Period	$15.28

Total Return(c)	12.02	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,560
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	(0.66	)%(g)
Portfolio Turnover Rate	21.2%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Computed on an annualized basis.

(h)	Period from March 15, 2006, date shares first offered, through October 31, 2006.

(i)	Period from January 17, 2007 through October 31, 2007 Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

85

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class A shares
Net Asset Value, Beginning of Period	$12.74	$11.98	$11.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.51	0.40	0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.15	0.68	(0.06)

Total From Investment Operations	0.66	1.08	0.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.20)	—
Distributions from Realized Gains	(0.06)	(0.12)	—

Total Dividends and Distributions	(0.45)	(0.32)	—

Net Asset Value, End of Period	$12.95	$12.74	$11.98

Total Return(c)	5.30%	9.16%	0.17	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,668	$6,635	$1,832
Ratio of Expenses to Average Net Assets(e) ,(f)	0.50%	0.65%	1.30	%(g)
Ratio of Net Investment Income to Average Net Assets	3.98%	3.24%	1.90	%(g)
Portfolio Turnover Rate	25.3%	48.9%	43.8	%(g)

	2007	2006(h)
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class B shares
Net Asset Value, Beginning of Period	$12.63	$12.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.40	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.28

Total From Investment Operations	0.56	0.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	—
Distributions from Realized Gains	(0.06)	—

Total Dividends and Distributions	(0.37)	—

Net Asset Value, End of Period	$12.82	$12.63

Total Return(c)	4.51%	4.21	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$758	$114
Ratio of Expenses to Average Net Assets(e),(f)	1.25%	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	3.18%	3.00	%(g)
Portfolio Turnover Rate	25.3%	48.9	%(g)

	2007(i)
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class C shares
Net Asset Value, Beginning of Period	$12.53
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.33
Net Realized and Unrealized Gain (Loss) on Investments	—
Total From Investment Operations	0.33

Redemption fees	0.01

Net Asset Value, End of Period	$12.87

Total Return(c)	2.71	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,577
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	3.27	%(g)
Portfolio Turnover Rate	25.3%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Computed on an annualized basis.

(h)	Period from March 15, 2006, date shares first offered, through October 31, 2006.

(i)	Period from January 17, 2007 through October 31, 2007 Class C shares incurred a net realized and unrealized gain of $.05 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

86

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SAM BALANCED PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$14.51	$13.32	$12.64	$11.85	$10.24
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.37 (a)	0.28	0.23	0.20	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.70	1.20	0.68	0.79	1.62

Total From Investment Operations	2.07	1.48	0.91	0.99	1.84
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.32)	(0.29)	(0.23)	(0.20)	(0.23)
Distributions from Realized Gains	(0.08)	—	—	—	—

Total Dividends and Distributions	(0.40)	(0.29)	(0.23)	(0.20)	(0.23)

Net Asset Value, End of Period	$16.18	$14.51	$13.32	$12.64	$11.85

Total Return(b)	14.48%	11.26%	7.20%	8.51%	18.07%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,594,033	$2,389,102	$2,125,167	$1,524,988	$792,423
Ratio of Expenses to Average Net Assets(c)	0.64%	0.66%	0.94%	0.98%	1.02%
Ratio of Gross Expenses to Average Net Assets(c),(d)	0.64%	0.66%	0.94%	0.98%	1.02%
Ratio of Net Investment Income to Average Net Assets	2.42%	2.01%	1.69%	1.56%	2.03%
Portfolio Turnover Rate	14.6%	10.0%	0.0%	2.0%	5.0%

	2007	2006	2005	2004	2003
SAM BALANCED PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$14.47	$13.28	$12.61	$11.82	$10.22
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.26 (a)	0.17	0.12	0.10	0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.69	1.21	0.67	0.79	1.61

Total From Investment Operations	1.95	1.38	0.79	0.89	1.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.20)	(0.19)	(0.12)	(0.10)	(0.15)
Distributions from Realized Gains	(0.08)	—	—	—	—

Total Dividends and Distributions	(0.28)	(0.19)	(0.12)	(0.10)	(0.15)

Net Asset Value, End of Period	$16.14	$14.47	$13.28	$12.61	$11.82

Total Return(b)	13.64%	10.44%	6.32%	7.59%	17.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,377,682	$1,414,695	$1,419,870	$1,354,528	$1,074,925
Ratio of Expenses to Average Net Assets(c)	1.40%	1.43%	1.72%	1.75%	1.78%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.40%	1.43%	1.72%	1.75%	1.78%
Ratio of Net Investment Income to Average Net Assets	1.69%	1.24%	0.91%	0.79%	1.27%
Portfolio Turnover Rate	14.6%	10.0%	0.0%	2.0%	5.0%

	2007	2006	2005	2004	2003
SAM BALANCED PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$14.40	$13.22	$12.55	$11.78	$10.20
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.25 (a)	0.17	0.13	0.10	0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.69	1.20	0.67	0.78	1.60

Total From Investment Operations	1.94	1.37	0.80	0.88	1.74
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.19)	(0.13)	(0.11)	(0.16)
Distributions from Realized Gains	(0.08)	—	—	—	—

Total Dividends and Distributions	(0.29)	(0.19)	(0.13)	(0.11)	(0.16)

Net Asset Value, End of Period	$16.05	$14.40	$13.22	$12.55	$11.78

Total Return(b)	13.59%	10.47%	6.41%	7.64%	17.15%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$966,785	$883,759	$734,801	$482,799	$234,076
Ratio of Expenses to Average Net Assets(c)	1.40%	1.41%	1.70%	1.74%	1.76%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.40%	1.41%	1.70%	1.74%	1.76%
Ratio of Net Investment Income to Average Net Assets	1.65%	1.26%	0.93%	0.80%	1.29%
Portfolio Turnover Rate	14.6%	10.0%	0.0%	2.0%	5.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Does not include expenses of the investment companies in which the Portfolio invests.

(d)	Excludes expense reimbursement from Manager and/or custodian credits.
See accompanying notes.

87

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SAM CONSERVATIVE BALANCED PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$11.12	$10.49	$10.27	$9.81	$8.83
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.36 (a)	0.31	0.26 (a)	0.24	0.28 (a)
Net Realized and Unrealized Gain (Loss) on Investments.	0.86	0.65	0.23	0.47	0.97

Total From Investment Operations	1.22	0.96	0.49	0.71	1.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)	(0.31)	(0.26)	(0.25)	(0.27)
Distributions from Realized Gains	(0.08)	(0.02)	(0.01)	—	—

Total Dividends and Distributions	(0.41)	(0.33)	(0.27)	(0.25)	(0.27)

Net Asset Value, End of Period	$11.93	$11.12	$10.49	$10.27	$9.81

Total Return(b)	11.17%	9.31%	4.82%	7.29%	14.38%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$317,494	$309,946	$291,796	$207,816	$94,005
Ratio of Expenses to Average Net Assets(c)	0.66%	0.68%	1.00%	1.04%	1.05%
Ratio of Gross Expenses to Average Net Assets(c),(d)	0.66%	0.68%	1.00%	1.04%	1.09%
Ratio of Net Investment Income to Average Net Assets	3.18%	2.89%	2.47%	2.42%	2.99%
Portfolio Turnover Rate	12.7%	13.0%	2.0%	2.0%	4.0%

	2007	2006	2005	2004	2003
SAM CONSERVATIVE BALANCED PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$11.10	$10.47	$10.25	$9.79	$8.82
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.28 (a)	0.23	0.18 (a)	0.17	0.21 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.85	0.65	0.23	0.46	0.96

Total From Investment Operations	1.13	0.88	0.41	0.63	1.17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.23)	(0.18)	(0.17)	(0.20)
Distributions from Realized Gains	(0.08)	(0.02)	(0.01)	—	—

Total Dividends and Distributions	(0.32)	(0.25)	(0.19)	(0.17)	(0.20)

Net Asset Value, End of Period	$11.91	$11.10	$10.47	$10.25	$9.79

Total Return(b)	10.33%	8.50%	4.02%	6.47%	13.46%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$159,229	$166,857	$169,869	$161,623	$116,742
Ratio of Expenses to Average Net Assets(c)	1.43%	1.45%	1.78%	1.81%	1.82%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.43%	1.45%	1.78%	1.81%	1.86%
Ratio of Net Investment Income to Average Net Assets	2.42%	2.12%	1.69%	1.65%	2.22%
Portfolio Turnover Rate	12.7%	13.0%	2.0%	2.0%	4.0%

	2007	2006	2005	2004	2003
SAM CONSERVATIVE BALANCED PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$11.06	$10.43	$10.22	$9.76	$8.80
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.27 (a)	0.23	0.18 (a)	0.16	0.21 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.85	0.65	0.22	0.48	0.97

Total From Investment Operations	1.12	0.88	0.40	0.64	1.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.23)	(0.18)	(0.18)	(0.22)
Distributions from Realized Gains	(0.08)	(0.02)	(0.01)	—	—

Total Dividends and Distributions	(0.32)	(0.25)	(0.19)	(0.18)	(0.22)

Net Asset Value, End of Period	$11.86	$11.06	$10.43	$10.22	$9.76

Total Return(b)	10.31%	8.57%	4.00%	6.55%	13.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$181,365	$170,789	$152,208	$97,315	$51,284
Ratio of Expenses to Average Net Assets(c)	1.41%	1.43%	1.76%	1.79%	1.80%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.41%	1.43%	1.76%	1.79%	1.84%
Ratio of Net Investment Income to Average Net Assets	2.42%	2.14%	1.71%	1.67%	2.24%
Portfolio Turnover Rate	12.7%	13.0%	2.0%	2.0%	4.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Does not include expenses of the investment companies in which the Portfolio invests.

(d)	Excludes expense reimbursement from Manager and/or custodian credits.
See accompanying notes.

88

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SAM CONSERVATIVE GROWTH PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$16.44	$14.67	$13.56	$12.47	$10.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.29	0.18	0.13	0.10	0.14
Net Realized and Unrealized Gain (Loss) on Investments	2.52	1.73	1.11	1.06	2.14

Total From Investment Operations	2.81	1.91	1.24	1.16	2.28
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.14)	(0.13)	(0.07)	(0.14)
Distributions from Realized Gains	—	—	—	—	(0.04)

Total Dividends and Distributions	(0.21)	(0.14)	(0.13)	(0.07)	(0.18)

Net Asset Value, End of Period	$19.04	$16.44	$14.67	$13.56	$12.47

Total Return(b)	17.26%	13.07%	9.19%	9.44%	22.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,002,371	$1,822,661	$1,561,310	$1,157,038	$615,501
Ratio of Expenses to Average Net Assets(c)	0.65%	0.67%	0.97%	1.01%	1.05%
Ratio of Gross Expenses to Average Net Assets(c),(d)	0.65%	0.67%	0.97%	1.01%	1.05%
Ratio of Net Investment Income to Average Net Assets	1.68%	1.16%	0.89%	0.74%	1.24%
Portfolio Turnover Rate	16.2%	11.0%	1.0%	5.0%	7.0%

	2007	2006	2005	2004	2003
SAM CONSERVATIVE GROWTH PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$15.86	$14.25	$13.17	$12.18	$10.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.16	0.06	0.02	—	0.05
Net Realized and Unrealized Gain (Loss) on Investments	2.42	1.67	1.09	1.04	2.09

Total From Investment Operations	2.58	1.73	1.11	1.04	2.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.12)	(0.03)	(0.05)	(0.06)
Distributions from Realized Gains	—	—	—	—	(0.04)

Total Dividends and Distributions	(0.08)	(0.12)	(0.03)	(0.05)	(0.10)

Net Asset Value, End of Period	$18.36	$15.86	$14.25	$13.17	$12.18

Total Return(b)	16.35%	12.19%	8.42%	8.53%	21.24%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,089,177	$1,093,660	$1,059,655	$1,001,081	$827,312
Ratio of Expenses to Average Net Assets(c)	1.41%	1.44%	1.75%	1.78%	1.81%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.41%	1.44%	1.75%	1.78%	1.81%
Ratio of Net Investment Income to Average Net Assets	0.96%	0.39%	0.11%	(0.03)%	0.48%
Portfolio Turnover Rate	16.2%	11.0%	1.0%	5.0%	7.0%

	2007	2006	2005	2004	2003
SAM CONSERVATIVE GROWTH PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$15.75	$14.15	$13.11	$12.13	$10.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15	0.06	0.02	—	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.42	1.66	1.08	1.03	2.08

Total From Investment Operations	2.57	1.72	1.10	1.03	2.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.12)	(0.06)	(0.05)	(0.07)
Distributions from Realized Gains	—	—	—	—	(0.04)

Total Dividends and Distributions	(0.10)	(0.12)	(0.06)	(0.05)	(0.11)

Net Asset Value, End of Period	$18.22	$15.75	$14.15	$13.11	$12.13

Total Return(b)	16.38%	12.21%	8.40%	8.53%	21.41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,000,468	$906,470	$727,829	$482,019	$195,556
Ratio of Expenses to Average Net Assets(c)	1.41%	1.43%	1.73%	1.76%	1.79%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.41%	1.43%	1.73%	1.76%	1.79%
Ratio of Net Investment Income to Average Net Assets	0.92%	0.40%	0.13%	(0.01)%	0.50%
Portfolio Turnover Rate	16.2%	11.0%	1.0%	5.0%	7.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Does not include expenses of the investment companies in which the Portfolio invests.

(d)	Excludes expense reimbursement from Manager and/or custodian credits.
See accompanying notes.

89

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SAM FLEXIBLE INCOME PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$11.54	$11.19	$11.26	$10.92	$10.17
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.44 (a)	0.41	0.35	0.34 (a)	0.38 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.41	0.39	(0.03)	0.35	0.77

Total From Investment Operations	0.85	0.80	0.32	0.69	1.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.43)	(0.42)	(0.35)	(0.35)	(0.38)
Distributions from Realized Gains	(0.04)	(0.03)	(0.04)	—	(0.02)

Total Dividends and Distributions	(0.47)	(0.45)	(0.39)	(0.35)	(0.40)

Net Asset Value, End of Period	$11.92	$11.54	$11.19	$11.26	$10.92

Total Return(b)	7.54%	7.28%	2.79%	6.38%	11.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$393,734	$401,786	$443,361	$357,735	$224,192
Ratio of Expenses to Average Net Assets(c)	0.65%	0.67%	1.00%	1.02%	1.04%
Ratio of Gross Expenses to Average Net Assets(c),(d)	0.65%	0.67%	1.00%	1.02%	1.04%
Ratio of Net Investment Income to Average Net Assets	3.75%	3.60%	3.10%	3.07%	3.64%
Portfolio Turnover Rate	9.7%	8.0%	3.0%	3.0%	3.0%

	2007	2006	2005	2004	2003
SAM FLEXIBLE INCOME PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$11.53	$11.17	$11.24	$10.90	$10.15
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.35 (a)	0.33	0.26	0.26 (a)	0.30 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.41	0.39	(0.03)	0.34	0.77

Total From Investment Operations	0.76	0.72	0.23	0.60	1.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.33)	(0.26)	(0.26)	(0.30)
Distributions from Realized Gains	(0.04)	(0.03)	(0.04)	—	(0.02)

Total Dividends and Distributions	(0.38)	(0.36)	(0.30)	(0.26)	(0.32)

Net Asset Value, End of Period	$11.91	$11.53	$11.17	$11.24	$10.90

Total Return(b)	6.72%	6.54%	1.99%	5.56%	10.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$258,168	$317,142	$384,036	$418,994	$371,639
Ratio of Expenses to Average Net Assets(c)	1.42%	1.44%	1.77%	1.79%	1.79%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.42%	1.44%	1.77%	1.79%	1.79%
Ratio of Net Investment Income to Average Net Assets	3.00%	2.83%	2.33%	2.30%	2.89%
Portfolio Turnover Rate	9.7%	8.0%	3.0%	3.0%	3.0%

	2007	2006	2005	2004	2003
SAM FLEXIBLE INCOME PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$11.47	$11.12	$11.19	$10.86	$10.13
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.35 (a)	0.32	0.26	0.26 (a)	0.30 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.41	0.39	(0.03)	0.34	0.76

Total From Investment Operations	0.76	0.71	0.23	0.60	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.33)	(0.26)	(0.27)	(0.31)
Distributions from Realized Gains	(0.04)	(0.03)	(0.04)	—	(0.02)

Total Dividends and Distributions	(0.38)	(0.36)	(0.30)	(0.27)	(0.33)

Net Asset Value, End of Period	$11.85	$11.47	$11.12	$11.19	$10.86

Total Return(b)	6.76%	6.52%	2.06%	5.57%	10.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$143,587	$148,386	$162,140	$127,771	$68,746
Ratio of Expenses to Average Net Assets(c)	1.42%	1.43%	1.76%	1.78%	1.79%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.42%	1.43%	1.76%	1.78%	1.79%
Ratio of Net Investment Income to Average Net Assets	2.99%	2.84%	2.34%	2.31%	2.89%
Portfolio Turnover Rate	9.7%	8.0%	3.0%	3.0%	3.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Does not include expenses of the investment companies in which the Portfolio invests.

(d)	Excludes expense reimbursement from Manager and/or custodian credits.
See accompanying notes.

90

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SAM STRATEGIC GROWTH PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$18.13	$15.99	$14.49	$13.16	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.25	0.13	0.06	0.01	0.03
Net Realized and Unrealized Gain (Loss) on Investments	3.12	2.10	1.48	1.32	2.63

Total From Investment Operations	3.37	2.23	1.54	1.33	2.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.22)	(0.09)	(0.04)	—	—
Distributions from Realized Gains	—	—	—	—	(0.09)

Total Dividends and Distributions	(0.22)	(0.09)	(0.04)	—	(0.09)

Net Asset Value, End of Period	$21.28	$18.13	$15.99	$14.49	$13.16

Total Return(b)	18.75%	13.99%	10.61%	10.11%	25.24%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,232,964	$1,074,546	$885,165	$609,250	$298,852
Ratio of Expenses to Average Net Assets(c)	0.68%	0.71%	1.02%	1.07%	1.13%
Ratio of Gross Expenses to Average Net Assets(c),(d)	0.68%	0.71%	1.02%	1.07%	1.13%
Ratio of Net Investment Income to Average Net Assets	1.30%	0.74%	0.38%	0.07%	0.30%
Portfolio Turnover Rate	15.7%	12.0%	1.0%	3.0%	7.0%

	2007	2006	2005	2004	2003
SAM STRATEGIC GROWTH PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$17.18	$15.25	$13.90	$12.73	$10.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	(0.01)	(0.06)	(0.09)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.94	2.01	1.41	1.26	2.55

Total From Investment Operations	3.06	2.00	1.35	1.17	2.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.07)	—	—	—
Distributions from Realized Gains	—	—	—	—	(0.09)

Total Dividends and Distributions	(0.09)	(0.07)	—	—	(0.09)

Net Asset Value, End of Period	$20.15	$17.18	$15.25	$13.90	$12.73

Total Return(b)	17.86%	13.16%	9.71%	9.19%	24.35%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$730,737	$718,841	$672,826	$612,914	$484,656
Ratio of Expenses to Average Net Assets(c)	1.39%	1.48%	1.79%	1.83%	1.88%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.39%	1.48%	1.79%	1.83%	1.88%
Ratio of Net Investment Income to Average Net Assets	0.64%	(0.03)%	(0.39)%	(0.69)%	(0.45)%
Portfolio Turnover Rate	15.7%	12.0%	1.0%	3.0%	7.0%

	2007	2006	2005	2004	2003
SAM STRATEGIC GROWTH PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$17.22	$15.29	$13.93	$12.74	$10.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09	—	(0.06)	(0.09)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.98	2.00	1.42	1.28	2.56

Total From Investment Operations	3.07	2.00	1.36	1.19	2.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.07)	—	—	—
Distributions from Realized Gains	—	—	—	—	(0.09)

Total Dividends and Distributions	(0.10)	(0.07)	—	—	(0.09)

Net Asset Value, End of Period	$20.19	$17.22	$15.29	$13.93	$12.74

Total Return(b)	17.90%	13.12%	9.76%	9.34%	24.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$616,494	$545,153	$417,865	$277,136	$107,826
Ratio of Expenses to Average Net Assets(c)	1.49%	1.47%	1.77%	1.81%	1.84%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.49%	1.47%	1.77%	1.81%	1.84%
Ratio of Net Investment Income to Average Net Assets	0.49%	(0.02)%	(0.37)%	(0.67)%	(0.41)%
Portfolio Turnover Rate	15.7%	12.0%	1.0%	3.0%	7.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Does not include expenses of the investment companies in which the Portfolio invests.

(d)	Excludes expense reimbursement from Manager and/or custodian credits.
See accompanying notes.

91

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders
Principal Investors Fund, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Investors Fund, Inc. (comprising, respectively, Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio) as of October 31, 2007, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the management of Principal Investors Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio for each of the periods presented through October 31, 2006, were audited by other auditors whose report dated December 18, 2006, expressed an unqualified opinion.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Principal Investors Fund, Inc.’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Principal Investors Fund, Inc.’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Principal Investors Fund, Inc. at October 31, 2007, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Des Moines, Iowa
December 21, 2007

92

FUND DIRECTORS
Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with the Principal Variable Contracts Fund, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “ interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.
The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**
Elizabeth Ballantine Director since 2004 Member, Nominating and Governance Committee 1948	Principal, EBA Associates since 1998.	108	The McClatchy Company

Kristianne Blake Director since 2006 Member, Operations Committee 1954	President, Kristianne Gates Blake, P.S.	108	Avista Corporation; Russell Investment Company; Russell Investment Funds

Richard W. Gilbert Director since 1985 Member, Nominating and Governance Committee 1940	President, Gilbert Communications, Inc. since 1993.	108	Calamos Asset Management, Inc.

Mark A. Grimmett Director since 2004 Member, Audit Committee 1960	Executive Vice President and CFO, Merle Norman Cosmetics, Inc. since 2000.	108	None

Fritz S. Hirsch Director since 2005 Member, Audit Committee 1951	President and CEO, Sassy, Inc. since 1986.	108	None

William C. Kimball Director since 1999 Member, Operations Committee 1947	Former Chairman and CEO, Medicap Pharmacies, Inc.	108	Casey’s General Stores, Inc.

Barbara A. Lukavsky Director since 1987 Member, Nominating and Governance Committee Member, Executive Committee 1940	President and CEO, Barbican Enterprises, Inc. since 1997.	108	None

Daniel Pavelich Director since 2006 Member, Audit Committee 1944	Retired. Formerly, Chairman and CEO of BDO Seidman.	108	Catalytic Inc.; Vaagen Bros. Lumber, Inc.

Richard Yancey Director since 2006 Member, Nominating and Governance Committee 1926	Retired. Formerly, Managing Director of Dillon Read & Co.	108	AdMedia Partners, Inc.; Czech and Slovak American Enterprise Fund

*	Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**	Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

93

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher Director, President and CEO Member, Executive Committee 711 High Street, Des Moines, IA50392 1952	Director and President, Principal Management Corporation, since 1999. Director, Principal Funds Distributor, Inc. since. 2007 Director, Princor since 1999. President Princor 1999-2005. Senior Vice President, Principal Life, since 2002. Prior thereto, Vice President.	108	None

William G. Papesh Director Member, Operations Committee 1201 Third Avenue, 8th Floor Seattle, Washington 1943	President and Director of Edge Asset Management, Inc. since 2007; President and CEO of WM Group of Funds 1987-2006.	108	None

Larry D. Zimpleman Director and Chairman of the Board since 2001 Member, Executive Committee 711 High Street, Des Moines, IA 50392 1951	Chairman and Director, Principal Management Corporation and Princor since 2001. President and Chief Operating Officer, Principal Life since 2006. President, Retirement and Investor Services, Principal Financial Group, Inc. 2003-2006. Executive Vice President, 2001-2003, and prior thereto, Senior Vice President, Principal Life.	108	None
The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Craig L. Bassett Treasurer 711 High Street, Des Moines, IA 50392 1952	Vice President and Treasurer, Principal Life.

Michael J. Beer Executive Vice President, Chief Financial Officer 711 High Street, Des Moines, IA 50392 1961	Executive Vice President and Chief Operating Officer, Principal Management Corporation Executive Vice President, Principal Funds Distributor, Inc., since 2007. President, Princor, since 2005.

Randy L. Bergstrom Assistant Tax Counsel 711 High Street, Des Moines, IA 50392 1955	Counsel, Principal Life.

David J. Brown Chief Compliance Officer 711 High Street, Des Moines, IA 50392 1960	Vice President, Product & Distribution Compliance, Principal Life. Senior Vice President, Principal Management Corporation since 2004. Senior Vice President, Principal Funds Distributor, Inc., since 2007. Second Vice President, Princor, since 2003, and prior thereto, Vice President, Principal Management Corporation and Princor.

Jill R. Brown Senior Vice President 11000 Investment Blvd, El Dorado Hills, CA 95762 1967	Second Vice President, Principal Financial Group and Senior Vice President, Principal Management Corporation and Princor, since 2006. Chief Financial Officer, Princor since 2003. Vice President, Princor 2003-2006. Senior Vice President and Chief Financial Officer, Principal Funds Distributor, Inc., since 2007. Prior thereto, Assistant Financial Controller, Principal Life.

Steve Gallaher Assistant Counsel 711 High Street Des Moines, IA 50392 1955	Second Vice President and Counsel, Principal Life since 2006. Self-Employed Writer in 2005. 2004 and prior thereto Senior Vice President and Counsel of Principal Residential Mortgage, Inc.

Ernie H. Gillum Vice President, Assistant Secretary 711 High Street Des Moines, IA 50392 1955	Vice President and Chief Compliance Officer, Principal Management Corporation, since 2004, and prior thereto, Vice President, Compliance and Product Development, Principal Management Corporation.

Patrick A. Kirchner Assistant Counsel 711 High Street, Des Moines, IA 50392 1960	Counsel, Principal Life.

94

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Carolyn F. Kolks Assistant Tax Counsel 711 High Street, Des Moines, IA 50392 1962	Counsel, Principal Life, since 2003 and prior thereto, Attorney.

Sarah J. Pitts Assistant Counsel 711 High Street, Des Moines, IA 50392 1945	Counsel, Principal Life.

Layne A. Rasmussen Vice President and Controller 711 High Street, Des Moines, IA 50392 1958	Vice President and Controller — Mutual Funds, Principal Management Corporation.

Michael D. Roughton Counsel 711 High Street, Des Moines, IA 50392 1951	Vice President and Senior Securities Counsel, Principal Financial Group, Inc. Senior Vice President and Counsel, Principal Management Corporation, Principal Funds Distributor, Inc., and Princor. Counsel, Principal Global.

Adam U. Shaikh Assistant Counsel 711 High Street, Des Moines, IA 50392 1972	Counsel, Principal Life, since 2006. Prior thereto, practicing attorney.

Dan Westholm Assistant Treasurer 711 High Street, Des Moines, IA 50392 1966	Director -Treasury, Principal Life, since 2003. Prior thereto, Assistant Treasurer.

Beth Wilson Secretary 711 High Street, Des Moines, IA 50392 1956	Director and Secretary, Principal Funds, since 2007. Prior thereto, Business Manager for Pella Corporation.
The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.
The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.
The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.
The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.
Additional information about the Fund is available in the Prospectuses dated May 29, 2007 and the Statement of Additional Information dated May 29, 2007. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.
PROXY VOTING POLICIES
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852 or at www.sec.gov.
SCHEDULES OF INVESTMENTS
The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.
SOURCE OF DISTRIBUTIONS
To the extent that distributions paid by the Funds are comprised of something other than income or capital gains, such as a return of capital, a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and should not be reported for tax purposes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

95

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS
During the period covered by this report, the Board of Directors of Principal Investors Fund, Inc. (PIF) approved (1) two subadvisory agreements relating to the High Yield Fund series of PIF (“High Yield Fund”), one with Lehman Brothers Asset Management LLC (“Lehman Brothers”), the other with J.P. Morgan Investment Management, Inc. (“J.P. Morgan”); (2) an amendment to the subadvisory agreement with Principal Global Investors (“PGI”) and an amendment to the Management Agreement with Principal Management Corporation (the “Manager”) relating to the addition of the LifeTime 2015 Fund, LifeTime 2025 Fund, LifeTime 2035 Fund, LifeTime 2045 Fund, and the LifeTime 2055 Fund (the “New LifeTime Funds”); and (3) annual review and renewal of the Management Agreement and the Subadvisory Agreements relating to all Funds. In preparation for their approval process, the Independent Directors met with independent legal counsel in advance of the meeting to discuss the information provided.
Lehman Brothers and J.P. Morgan Subadvisory Agreements
At its June 11, 2007 meeting, the board considered whether to enter into subadvisory agreements with Lehman Brothers and J.P. Morgan relating to the High Yield Fund.
In approving the subadvisory agreements, the board considered the nature, quality and extent of services to be provided under each proposed subadvisory agreement. The board considered the reputation, qualifications and background of each proposed Subadviser, investment approach of each Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of the Fund and the resources available to such personnel. The board also considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisers for the PIF Funds and that the due diligence program recommended Lehman Brothers and J.P. Morgan.
The board reviewed historical composite performance of each proposed Subadviser compared to its Morningstar, Inc (“Morningstar”) peer group and relevant benchmark index. The board noted that as of March 31, 2007, each proposed Subadviser had outperformed its category and benchmark index over the last one, three and five year periods. The board concluded, based on this information, that investment performance was expected to be satisfactory.
The board noted that the proposed subadvisory fees match the subadvisory fee of the existing subadviser to the Fund. The board also considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and each proposed Subadviser and that the Manager will compensate each proposed Subadviser from its fees. The board also noted Lehman Brothers representation that, while it manages a number of institutional accounts for which the average fee is slightly lower than its proposed subadvisory fee, such lower average fees can be attributed to larger asset levels or other considerations The board noted J.P. Morgan’s representation that its proposed subadvisory fee is not higher than fees it charges to its other subadvisory clients. On the basis of the information provided, the board concluded that the proposed subadvisory fee schedules were reasonable and appropriate.
In considering profitability, the board noted that there would be no immediate impact to the Manager’s profitability because the proposed subadvisory fees match that of the existing subadviser to the Fund. The board also noted that it need not review the estimated levels of profits to Lehman Brothers or J.P. Morgan because the Manager will compensate each proposed subadviser from its own management fees and the Manager has negotiated each proposed subadvisory agreement with each proposed Subadviser at arm’s length. The board considered whether there are economies of scale with respect to the services each Subadviser proposed to provide to the Fund. The board considered the capacity constraints of the investment style and concluded that each fee schedule reflects an appropriate recognition of any economies of scale at current asset levels even though the subadvisory fee schedules do not include breakpoints. The board also considered the character and amount of other incidental benefits to each proposed subadviser and found the subadvisory fees were reasonable in light of these fall out benefits.
Management Agreement and PGI Subadvisory Agreement
At its September 10, 2007 meeting, the board considered whether to amend its current subadvisory agreement with PGI to add the New LifeTime Funds and whether to amend the Management Agreement to add the New LifeTime Funds.
In approving the amended subadvisory agreement with PGI, the board considered the nature, quality and extent of services to be provided under the proposed amended subadvisory agreement. The board considered the reputation, qualifications and background of PGI, its investment approach and the resources available to its personnel, and the experience and skills of investment personnel responsible for the day-to-day management of the Fund. The board noted that PGI also acts as subadviser for the other LifeTime Funds. In addition, the board considered that the Manager’s due diligence program recommended PGI.
In approving the amended Management Agreement, the board considered the nature, quality and extent of services to be provided under the amended Management Agreement, including administrative services The board noted that, in connection with considering the renewal of the management agreement for the other PIF Funds, including the other PIF LifeTime Funds, the board had (1) reviewed the services the Manager provides to the other PIF funds under the Management Agreement; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that the Manager provides appropriate resources under the Management Agreement for the existing funds; (3) considered the rigorous program the Manager has developed for identifying, recommending, monitoring and replacing subadvisers for the PIF funds and concluded that this due diligence process was working well; and (4) considered the compliance program the Manager has established and the level of compliance the Manager has attained. Based upon all relevant factors, the board concluded that the nature, quality and extent of the services the Manager is expected to provide to each New LifeTime Fund under the Management Agreement are satisfactory.
Because the New LifeTime Funds are newly created, no investment performance was available for review. However, the board reviewed the long-term performance record of the existing PIF LifeTime Funds. The board concluded, based on its experience with other PIF Funds, including other PIF LifeTime Funds, that the Manager has in place an effective process to monitor performance, to encourage remedial action and to make changes in the Subadviser at the appropriate time, if necessary.
With regard to fees and expenses, the board noted that the proposed subadvisory fee and the management fee are identical to the subadvisory fee and management fee of the existing PIF LifeTime Funds. The board had previously received information from the Manager, based on data supplied by Lipper Inc. (“Lipper”), comparing the subadvisory fees and management fees of the existing PIF LifeTime Funds to fees of mutual funds in the peer expense group and peer subadvised expense universe. The board noted that PGI represented that the proposed subadvisory for the New LifeTime Funds was not more than the fee it charges to other, similarly managed funds. The board concluded that the proposed subadvisory fee and management fee schedules were reasonable and appropriate in light of the anticipated quality of services to be provided.

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In considering profitability, the board noted that the New LifeTime Funds are newly created, and that there were no statistics on profitability. The board received information regarding forecasts of profitability to the Manager, which was expected to be negative in the first year due to start-up costs. The board also noted that they need not review the estimated levels of profits to PGI because the Manager will compensate PGI from its own management fees. The board considered whether there are economies of scale with respect to the New LifeTime Funds given the anticipated accumulation of assets during the contractual period and whether the New LifeTime Funds will benefit from any such economies of scale through breakpoints in fees The board noted that the proposed management fees but not the subadvisory fees include breakpoints and that the underlying funds that these fund-of-funds invest in also contain breakpoints that pass through economies of scale to the shareholders. The board concluded that the fee schedule for each New LifeTime Fund reflects an appropriate recognition of any economies of scale. The board also considered the character and amount of other incidental benefits, noting that PGI does not use soft dollars. The board found the subadvisory fees and management fees were reasonable in light of these fall out benefits.
Annual Review and Renewal of Management Agreement and Subadvisory Agreements.
Also at its September 10, 2007 meeting, the board performed its annual review and renewal of the Management Agreement and the Subadvisory Agreements relating to all Funds.
Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of PIF, as defined in the 1940 Act (the “Independent Directors”), annually to review and consider the continuation of: (i) the Management Agreement with the Manager as it relates to each of the sixty-seven series of PIF (each series is referred to as a “Fund”), and (ii) the investment subadvisory agreements between the Manager and each of Alliance Capital Management L.P.; American Century Investment Management, Inc.; Ark Asset Management Co., Inc.; Alliance Bernstein Investment Research and Management; Barrow, Hanley, Mewhinney & Strauss; BNY Investment Advisers; Columbus Circle Investors (“CCI”); Dimensional Fund Advisors, Inc.; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex; Fidelity Management and Research Company; Goldman Sachs Asset Management, L.P.; J.P. Morgan Investment Management, Inc.; Jacobs Levy; Lehman Brothers Asset Management LLC; Los Angeles Capital Management and Equity Research, Inc.; Mazama Capital Management, Inc.; Mellon Equity Associates, LLP; Morgan Stanley Investments LP; Neuberger Berman Management, Inc.; Post Advisory Group, LLC (“Post”); Principal Real Estate Investors, LLC (“Principal-REI”); Principal Global Investors, LLC (“PGI”); Spectrum Asset Management, Inc. (“Spectrum”); T Rowe Price Associates, Inc.; Turner Investment Partners, Inc.; UBS Global Asset Management (Americas), Inc.; and Vaughan Nelson Investment Management, LP; (the Subadvisers). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”
At a meeting held on September 10, 2007, the board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Manager and each Subadviser and the continuation of the Advisory Agreements. On August 13, 2007 and September 9, 2007, the Independent Directors also met independently of Fund management and the directors who are interested persons of PIF with their independent legal counsel and an independent consultant. In evaluating the Advisory Agreements, the board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of each Fund compared to the investment performance of a broad based industry category determined by Morningstar and a market index, (ii) a comparison of each Fund’s management fee (at current asset levels and theoretical asset levels) and expense ratio (at current asset levels) to the advisory fee and expense ratio for the mutual funds in a narrow peer group and a broad-based industry category, both selected by Lipper, (iii) fee schedules applicable to the Manager’s and the Subadvisers’ other clients, (iv) the Manager’s financial results and condition, including its profitability from services it performed for each Fund, (v) an analysis of the Manager’s and each Subadviser’s allocation of the benefits of economies of scale (vi) the Manager’s and each Subadvisers’ record of compliance with applicable laws and regulations, and with each Fund’s investment policies and restrictions, and (vii) the nature and character of the services the Manager and each Subadviser provides to each Fund.
Nature, Extent and Quality of Services
With regard to the Manager, the board considered the nature, quality and extent of services provided under the Management Agreements, including administrative services. The board considered the experience and skills of senior management leading fund operations, the experience and skills of the Manager’s personnel, the resources made available to such personnel, the Manager’s ability to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The board also considered the Manager’s program for identifying, recommending, monitoring and replacing Subadvisers. The board concluded that this due diligence process was working well. The board also considered the compliance program established by the Manager and the level of compliance attained for the Funds.
With regard to each Subadviser, the board considered the reputation, qualifications and background of each Subadviser, the investment approach of each Subadviser, the experience and skills of each Subadviser’s investment personnel, the resources made available to such personnel, and each Subadviser’s compliance with each Fund’s investment policies and compliance in general. The board also considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.
Based on all relevant factors, the board concluded that the nature, quality and extent of the services the Manager and each Subadviser provides to each Fund were sufficient to support renewal of the Advisory Agreements.
Investment Performance
The board reviewed each Fund’s investment performance over longer-terms (three and five year periods), when available, and otherwise for a short-term (one year) period, and compared those returns to various agreed-upon performance measures, including market indices and peer group data based upon a broad based, industry category determined by Morningstar (“Morningstar Category”). The board also considered whether each Fund’s performance results were consistent with the Fund’s investment objective and policies As to each Fund, the Manager had advised the board either that the investment services delivered by the Subadviser to the Fund were reasonable or the Subadviser’s longer-term track record justified continuing the contract with more in-depth monitoring.
Based upon all relevant factors, the board concluded that either: (i) the investment performance of each Fund either met or exceeded acceptable levels of investment performance, and was therefore satisfactory; or (ii) although the Fund experienced underperformance, based upon the Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreements. In each case involving underperformance, the board concluded that the Manager was providing effective monitoring.
The board noted that the Manager does not directly control investment performance, but rather engages the Subadvisers that manage the portfolios. The board concluded that the Manager has in place an effective due diligence process to monitor performance, to encourage remedial action and to make changes in the Subadviser at the appropriate time, if necessary. Therefore, the board concluded that the Manager’s performance was satisfactory with respect to investment performance.

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Investment Management and Subadvisory Fees
The board considered the management fees and total expense ratios for each Fund. The board received information, based on data supplied by Lipper, comparing each Fund’s contractual (at current asset levels and at theoretical asset levels) and actual (after fee waivers) management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class A shares, where available, and otherwise for Class I shares to advisory fees and expense ratios of the mutual funds in a narrow peer group identified by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”).
In assessing whether the management fee was reasonable, the board considered a variety of factors, including the amount of the fee, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, services provided, performance and profitability. For most funds, management fees and expense ratios were within the third quartile or better when compared to their Expense Group or Expense Universe, which the board considered reasonable. For Funds with management fees within the fourth quartile, the board concluded that, taking into account all other relevant factors, including expense ratios, the management fees were reasonable. The board also considered that certain comparable Funds have different management fees and concluded that in each case the fee was reasonable given the Fund’s particular circumstances.
Considering all factors they deemed relevant, the board concluded that the management fee schedule for each Fund, with the changes proposed by the Manager, was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.
The board also considered each Fund’s subadvisory fees. The board evaluated the subadvisory fees based upon data supplied by Lipper, which compared the contractual subadvisory fees to available information about subadvised funds in the Expense Universe (“Subadvised Expense Universe”).
For each Subadviser not affiliated with the Manager (“Unaffiliated Subadvisers”) (each Subadviser except PGI, Principal-REI, Edge, Columbus Circle, Post and Spectrum) the board considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and each Subadviser and that the Manager compensates the Subadviser from its fees.
For the Subadvisers that reported fees for “Other Clients” with comparable investment policies and receiving comparable services, the board noted that most Subadvisers did not charge higher fees to the Manager than they charged to their Other Clients. For the Subadvisers that charged higher fees to the Manager than to their Other Clients, the board noted that, based on representations made by those Subadvisers, the higher fees were generally a result of fewer assets, different level of services provided, and/or a different competitive environment at the time of the initiation of the relationship, which had resulted in the lower fees charged to the Other Clients.
For Funds with Affiliated Subadvisers (PGI, Principal-REI, Edge, Columbus Circle, Post and Spectrum), the board noted that the Subadviser is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee.
Based upon all of the above, the board determined that the subadvisory fees for each Fund were reasonable.
Profitability
The board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the applicable Advisory Agreements. The board also received information regarding the enterprise-wide profitability the Manager derives with respect to all fund services in totality and each Fund individually. Given the recent acquisition of WM Advisors by Principal Financial Group, and the changes in asset size, fee structure, and expense caps related to the Funds arising from the combination of the two fund complexes, the Manager provided projected 2007 profitability for the board’s review, as the Manager believed it better reflected current profitability. The board concluded that the profitability to the Manager from the management of each Fund (including the profitability to PGI) was not unreasonable, taking into account the reasonableness of the Fund’s management fees and total expenses, and given the quality of investment performance.
In concluding that each Unaffiliated Subadviser’s anticipated profit would not be unreasonable, the board determined that it need not review estimated levels of profit to each Unaffiliated Subadviser because, as the board noted, the Manager will compensate each Unaffiliated Subadviser from its own management fees and the Manager had negotiated the subadvisory agreement with each Unaffiliated Subadviser at arm’s length.
Economies of Scale
The board considered whether there are economies of scale with respect to the management of each Fund and whether each Fund benefits from any such economies of scale through breakpoints in fees. The board also reviewed the level at which breakpoints occur and the amount of the reduction. The board also considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of each Fund. The board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale at current asset levels. The board noted that the management fees for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund and SmallCap S&P 600 Index Fund do not include breakpoints. Although their management fee schedules do not contain breakpoints, the board noted that each Index Fund has a relatively low basis-point fee for initial Fund assets and the board concluded that these Funds do not generate sufficient economies of scale at their current asset size to justify a breakpoint at this time. For the Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, and the Principal LifeTime Strategic Income Fund, the board noted that the Manager agreed to establish a breakpoint for each Fund for assets above $3 billion. In addition, the board noted that the underlying funds in which these funds-of-funds invest contain breakpoints that pass through economies of scale to the shareholders.
The board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The board also considered whether the effective subadvisory fee rate for each Fund under each Subadvisory Agreement is reasonable in relation to the asset size of each Fund. The board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.
Other Benefits to the Manager and Subadvisers
The board received and considered information regarding the character and amount of other incidental benefits the Manager, its affiliates and each Subadviser receive as a result of their relationship with PIF, including each Subadviser’s soft dollar practices. The board concluded that, taking into account any incidental benefits the Manager and each Subadviser receive, the management and subadvisory fees for each Fund were reasonable.
Overall Conclusions
Based upon all of the information it considered and the conclusions it reached, the board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.

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Federal Income Tax Information
Principal Investors Fund, Inc.
October 31, 2007 (unaudited)
Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2007. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.
Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2007, that qualifies for the dividend received deduction is as follows:

Deductible
Percentage
Principal LifeTime 2010 Fund	12%
Principal LifeTime 2020 Fund	16
Principal LifeTime 2030 Fund	21
Principal LifeTime 2040 Fund	23
Principal LifeTime 2050 Fund	23
Principal LifeTime Strategic Income Fund	6
SAM Balanced Portfolio	23
SAM Conservative Balanced Portfolio	13
SAM Conservative Growth Portfolio	52
SAM Flexible Income Portfolio	7
SAM Strategic Growth Portfolio	65
Qualified Dividend Income. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2007, taxed at a maximum rate of 15% is as follows:

Percentage
Principal LifeTime 2010 Fund	16%
Principal LifeTime 2020 Fund	23
Principal LifeTime 2030 Fund	25
Principal LifeTime 2040 Fund	33
Principal LifeTime 2050 Fund	34
Principal LifeTime Strategic Income Fund	8
SAM Balanced Portfolio	41
SAM Conservative Balanced Portfolio	21
SAM Conservative Growth Portfolio	77
SAM Flexible Income Portfolio	9
SAM Strategic Growth Portfolio	91
This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you receive from the Fund’s transfer agent.

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WE’LL GIVE YOU AN EDGESM
A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.
This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.
For more information about these funds, including their full names, please see the Principal Investors Fund, Inc. prospectus or visit www.principalfunds.com.
Principal Investors Fund, Inc is distributed by Principal Funds Distributor, Inc., member of the
Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, and Principal Investors Fund, Inc. are collectively referred to as Principal Funds.

Distributed by:
Principal Funds Distributor, Inc.
Member FINRA
1100 Investment Blvd., Suite 200
El Dorado Hills, CA 95762

FV 457-0 | 12/2007 | #8658122009 ©2007 Principal Financial Services, Inc.
Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370
Do not use this address for business correspondence.

CLASS A, B, & C SHARES
Principal Funds: Equity & Fixed-Income Funds
Annual Report
October 31, 2007

Not FDIC Insured
May Lose Value • Not a Deposit • No Bank Guarantee
Not Insured by any Federal Government Agency

Dear Shareholder,
Over the next two decades, 80 million Americans are expected to retire, according to the Social Security Administration. This means that more Americans will be relying on a combination of personal savings, pensions, and the returns generated by their investments in mutual funds and other retirement accounts, such as 401(k)s. Since retirement is such a major event facing many Americans, we believe that offering a wider choice of investment options is critical for helping our shareholders reach their retirement and other investing goals.
Benefiting from Diversification
We believe lifestyle funds are especially attractive to people planning for retirement. This is why we are especially proud to be one of the industry’s largest providers of target-date (Principal LifeTime Funds) and target-risk (Principal Strategic Asset Management Portfolios) funds.1
One central theme we have diligently applied in retirement investing is diversification. Academic studies have shown that the asset allocation decision accounts for the majority of the variations in investment returns.2 This means that different combinations of stocks, bonds, real estate and, increasingly, international equities, should comprise the basic investment building blocks in most investment portfolios. Experience shows that diversification can help shareholders reach their investment goals, while also helping to mitigate the investment risks that are inherent in our rapidly changing global economy.
The Reality of Globalization
Today, about two-thirds of the investment universe is based outside the United States.3 This is a major reason why we launched two new international funds — the Principal Global Real Estate Securities Fund and the Principal International Growth Fund —for our individual shareholders in October 2007 to complement our other international mutual funds. We feel that globalization further strengthens the case for portfolio diversification.
International investing is certainly not new for us. Principal Global Investors, our institutional investment arm and one of the sub-advisors of the Principal Investors Fund, Inc., has been investing outside the U.S. since 1987. Today, Principal Global Investors manages more than $244.5 billion in assets and was ranked as the thirty-ninth largest manager of non-U.S. securities, out of 300 managers profiled by Institutional Investor magazine.4
I am also pleased to report that the Principal Financial Group® received national recognition in May for its ethical practices.5 We are proud to be recognized with this award as it reflects our core value of integrity and our commitment to helping our shareholders reach their financial goals now and in the years ahead.
Sincerely,

Ralph C. Eucher, President & CEO
Principal Funds
Note: Neither asset allocation nor diversification guarantee a profit or protect against a loss.
International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.
1	Principal Financial Group was ranked as the fifth largest manager of lifecycle funds (including target-date and target-risk) by Financial Research Corporation as of the second quarter, 2007.

2	G.P. Brinson, L.R. Hood, and G.L. Beebower, “Determinants of Portfolio Performance,” Financial Analysts Journal, January/February 1995.

3	S&P Citigroup Global Equity Indices.

4	Managers ranked by non-U.S. securities under management as of Dec. 31, 2006. “II 300,” Institutional Investor, July 17, 2007. Includes institutional, retirement, and retail fund assets.

5	Ethisphere Magazine, May 2007, named Principal Financial Group, Inc. as one of “the world’s most ethical companies.”

1

Lessons from the 1987 Crash:
The Benefits of Asset Allocation and Emotional
Control in a Volatile Market
October 19, 2007, marked the 20th anniversary of what became known as the “Black Monday” stock market crash. On that day, the Dow Jones Industrial Average declined 508 points, or 22.61%, making it the largest one-day market decline in history.
After this event, no less than 77 separate studies were conducted to find the reason for the decline. Academics, regulators, the Federal Reserve, industry groups, exchanges, and financial firms each offered their own sets of reasons, but no single cause was ever discovered. The decline was so rare that Mark Rubinstein, professor of Applied Investment Analysis at the University of California at Berkeley, estimated this stock market event would only occur once in 20 billion years.
Black Monday caused a worldwide financial ripple, but the market recovered and eventually went into a four-and-a-half year long growth mode throughout the 1990s, until the technology bubble burst in the spring of 2000. The resulting bear market of 2000 to 2002 was more widespread. It was not until May 30, 2007, that the S&P 500® Index surpassed its previous high set on March 24, 2000.
Today, portfolio diversification is better understood and appreciated as a way to mitigate broad market declines. But diversification can have a very broad meaning. This point was driven home on Black Monday when Martin J. Schafer, a portfolio manager with Principal Global Investors, was working in the fixed-income department. He remembers watching intently as bond prices increased while stock prices fell. Martin saw investment professionals in the same room experience the same event in two dramatically different ways: equity fund portfolio managers were shocked at the rapid decline, while bond managers benefited as their holdings increased in price.
Today, Martin is the portfolio manager for the Principal Inflation Protection Fund, and he still vividly remembers Black Monday. “That day drove home a simple point: if you don’t have all of your eggs in one basket, and you systematically rebalance your portfolio, you generally do not suffer as much investment loss during a steep market decline. Some components of the portfolio can appreciate, and others can decline, and over time, based on what we have seen historically, you should see more gains than losses.”

2

In his personal investment portfolio today, Martin uses a broad definition of the major asset classes. In his personal bond portfolio, Martin holds mutual funds that are comprised of bonds of various maturities including commercial mortgage-backed securities, corporate bonds, agency bonds, U.S. Treasury securities, inflation bonds, and mortgage-backed bonds. His equity exposure includes a variety of different equity styles and capitalizations, including international stocks. He also owns or has owned farm land, houses, and commercial properties.
“In 1987, you did not have that many investment choices, so diversification was more difficult,” Martin says. “Today, we almost have too many choices, but the fact remains that it’s better to own a variety of asset classes than too few.”
Control Thyself
While diversification is an essential part of an effective investment strategy, investors also have to learn to control their emotions. One industry study* conducted in 2007 found that investors succumb to their own emotions, which often causes them to act against their own best interests. For instance, investors buy in rising markets and sell in falling markets.
This same study found that historically, the longer an investor held their investment, the greater potential for returns. Investors with the longest holding periods were those who owned (in this order) asset allocation funds, fixed-income funds, and equity funds. Of the three categories, the average investor in asset allocation funds held their funds the longest (an average of 4.9 years) over the five time periods studied (1-, 3-, 5-, 10-, and 20-year). As a result, these investors successfully weathered the bear market of 2000 — 2002.
Behavioral finance tells us that many investors hurt themselves because they have twice the emotional response to losses as to gains. Losses trigger an avoidance response that makes investors anxious. Instead of panicking, investors should re-evaluate their risk tolerance level for each type of asset. While there are many factors to consider when devising an investment plan, it’s clear that asset allocation and controlling your emotions are two of the essentials.

3

Economic & Financial Market Review
Sub-prime Contagion Threatens Capital Markets
The period began with the continuation of a multi-year trend where the persistence of low market volatility encouraged investors to seek out the riskiest asset classes. The tone of the market changed in early 2007 when the first wave of fears concerning the sub-prime mortgage market appeared. Initially, broad equity markets were resilient. However, risk aversion surged soon after, prompted by the near collapse of two highly levered hedge funds in the spring of 2007. The hedge funds faltered under the weight of their sub-prime mortgage exposure, which worried many investors who were already fearful of the potential spread of sub-prime issues to the broad capital markets.
Investors’ worst fears materialized during July and August as the woes of the sub-prime sector proved not to be isolated. As delinquencies spiked and ratings downgrades mounted, investors were forced to liquidate assets to cover losses in sub-prime debt. The global capital markets seized as sub-prime exposure, in a variety of increasingly intricate instruments, negatively affected many hedge funds, institutional investors, and financial institutions.
Aggressive Fed Cut Keeps Markets Afloat
The Federal Reserve (the Fed) began the period with a hawkish stance, stating that inflation remained the predominant policy concern amidst tight labor markets and solid capacity utilization. The Fed tried to stay on the sidelines as the sub-prime fallout unfolded, but the extreme illiquidity of early August forced them into action with an unusual 50 basis point (0.50%) reduction in the discount rate, the rate at which banks can borrow from the Fed. The Fed then followed up with a better than expected 50 basis point cut to the federal funds rate on September 18, providing tremendous relief to the markets. A 25 basis point cut to the federal funds rate followed on October 31.
Despite Volatility, Equities Post Positive Results
Equity markets performed well throughout much of the last 12 months, due in part to a surge in private equity-financed merger and acquisition activity as well as share buyback programs. Risk aversion spiked to the detriment of stocks during the summer, when the magnitude of the sub-prime issues became evident. However, equity markets rebounded once the Fed stepped in. A flurry of substantial write-offs related to sub-prime debt on the behalf of major financial institutions led to further volatility in the last month of the period.
Value stocks, weighed down by the beleaguered financials sector, significantly trailed their growth counterparts within this environment. The outperformance of growth stocks was also fueled by favorable results in the technology space. Large caps outpaced small caps, as they are generally deemed to be better suited to outperform as domestic growth moderates.
Foreign stocks vastly outperformed U.S. stocks during the period. Developed market returns were overshadowed by tremendous results in emerging markets, which benefited from robust commodity prices and favorable growth dynamics. The substantial depreciation of the U.S. dollar boosted returns for all U.S. dollar-based investors.

4

Public Real Estate Suffers in Market Correction
The public real estate market, as represented by the MSCI REIT Index, was the only major asset class to generate negative returns for the last 12 months. Most of the underperformance was isolated in July and August, when the credit market turmoil was at its worst. Although fundamentals in the sector remained favorable, investor concern that the sub-prime issues in the residential real estate market would spread to the commercial arena weighed on results. The sector did revive in August and finished the period on a strong note.
Treasury Yield Curve Steepens and Short-term Rates Rally in Volatile Period
The yield curve began the period in an inverted shape, where the ten-year Treasury yield was slightly below that of the 2-year. Short-term rates rallied, however, thanks in part to the aggressive Fed moves. Long-term rates rose slightly, reflecting investor concern that the Fed would be unable to control inflation with its dovish rate stance.
Fixed-income markets posted positive absolute returns in this environment, led by the high-yield sector. Although this sector suffered during the summer’s credit turmoil, it rebounded in September and October and was able to build on a substantial lead established in the first half of the 12-month period. Within the investment-grade Lehman Brothers Aggregate Bond Index, government securities outperformed at the expense of all spread sectors. Commercial mortgage-backed securities were the worst performers, due in part to investor concern about a deterioration in underwriting standards. Mortgage-backed securities issued by the government agency, Ginnie Mae, and the government-sponsored entities, Fannie Mae and Freddie Mac, generated the best results within the troubled spread sectors. These securities performed well due to their liquidity, performance guaranty, tighter underwriting standards, and lack of exposure to sub-prime borrowers.

5

Equity Income Fund I
Portfolio Manager:
Joseph T. Suty, CFA
Edge Asset Management, Inc.
What contributed to or detracted from Fund performance during the fiscal year?
Performance for the year was positively impacted by an underweighting in both the financial and consumer sectors as well as an overweighting in the energy sector. Supporting the financial weighting was a relatively low exposure to banks which were hit by an implosion within sub-prime mortgages, as well as corresponding negative issues related to derivative investments. Selectivity in the consumer sector was aided by Hilton Hotels being acquired by Blackstone Group and such steady blue chips as McDonald’s and Nordstrom.
Hurting results was the Fund’s exposure to European drug stocks which, while dramatically less expensive than their U.S. counterparts, have remained at an unsustainable discounted valuation. During the year, the Fund’s largest positions generally made positive contributions other than Bank of America, which lagged. For example, Bank of New York completed its acquisition of Mellon, and Prudential continues to be a leading life insurer. The Fund owned both the Bank of New York and Mellon, both with good gains, prior to the merger. Telecommunications performed well through positions in AT&T, the largest position as of the end of the year, and Verizon, the third largest position. After a long six-year hiatus, Intel has shown strong results and was the Fund’s second largest holding for the period. Rounding out the top ten holdings were Chevron, General Electric, Devon Energy, and Kraft.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund focuses on providing investors with conservative, income-oriented exposure to the stock market. Using bottom-up fundamental and quantitative analysis, the portfolio manager seeks undervalued large-cap firms that he believes demonstrate strong balance sheets, cash flow, and dividend growth prospects, plus the potential to weather most economic conditions. To enhance diversification and income potential, the Fund may also invest in real estate investment trusts (REITs), as well as convertible, corporate, and government bonds.
What is the outlook for the Fund?
Portfolio management believes that, despite economic strains and recession concerns, U.S. corporate profits are anticipated to grow 6 — 8% due to the continued strength of worldwide growth. The Fund will strive to continue in its goal of being strongly diversified in an effort to provide consistent, competitive returns. In addition, the Fund continues to own cash-rich, dividend-paying, less expensive companies that are believed to have the ability to weather any economic scenario.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Large U.S. Equity Funds

6

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Average Annual Total Returns1 as of October 31, 2007

						Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	10-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	13.59%	15.26%	17.40%	10.40%	9.23%	5/31/39	—
	Including Sales Charge	7.32%	13.10%	16.08%	9.78%	9.14%
Class B Shares	Excluding Sales Charge	12.68%	14.29%	16.37%	9.63%	8.37%	3/30/94	5/31/39
	Including Sales Charge	7.68%	13.26%	16.15%	9.63%	8.37%
Class C Shares	Excluding Sales Charge	12.72%	14.38%	16.47%	9.53%	8.38%	3/1/02	5/31/39
	Including Sales Charge	11.72%	14.38%	16.47%	9.53%	8.38%
S&P 500[3]		14.56%	13.16%	13.88%	7.10%	13.46%
S&P 500/Citigroup Value Index[3]		13.55%	15.69%	16.78%	8.11%	—
Morningstar Large Value Category Average[3]		11.78%	13.35%	14.88%	7.73%	—

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	0.87%	0.87%
Class B Shares	1.73%	1.73%
Class C Shares	1.64%	1.64%

Average annual total returns[1] including sales charge as of 9/30/07:
Class A Shares:	8.91% (1-year); 16.68% (5-year); 9.49% (10-year); 9.13% (since inception)
Class B Shares:	9.33% (1-year); 16.76% (5-year); 9.35% (10-year); 8.36% (since inception)
Class C Shares:	13.39% (1-year); 17.09% (5-year); 9.24% (10-year); 8.37% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Financial	26%	31%	-5%
Consumer, Non-cyclical	14%	15%	-1%
Communications	12%	13%	-1%
Industrial	12%	11%	+1%
Energy	9%	8%	+1%
Technology	9%	9%	0%
Consumer, Cyclical	6%	5%	+1%
Basic Materials	5%	3%	+2%
Utilities	5%	2%	+3%
Government	0%	1%	-1%
Cash Equivalents	2%	2%	0%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and the since-inception return shown for the S&P 500 is calculated from 12/31/78. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Large U.S. Equity Funds

7

Disciplined LargeCap Blend Fund
Portfolio Manager:
Jeffrey A. Schwarte, CFA, CPA
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
Strong stock selection in the energy, health care, information technology, industrials, financials, and consumer discretionary sectors had a positive impact on Fund performance for the past 12 months. The Fund had poor stock selection in the materials, telecommunications, and utility sectors, which negatively affected performance. Stocks positively affecting relative returns included National Oilwell Varco, NVIDIA, Apple, Precision Castparts, and MEMC Electronics Materials. Stocks that negatively impacted the Fund’s performance included Merrill Lynch, McGraw-Hill, Nucor, Dell, and Exelon. The Fund’s investment strategy worked well during the quarter as investors focused on stocks with improving fundamentals, rising investor expectations, and attractive valuations.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Fund focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended Fund risks are neutralized.
What is the outlook for the Fund?
The portfolio management team continues to focus on companies with improving business fundamentals, rising investor expectations, and attractive valuations. Companies with these characteristics tend to outperform over a market cycle. Additionally, the portfolio management team focuses on appropriate risk controls to preserve alpha generation while minimizing unintended systematic risk factors.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Large U.S. Equity Funds

8

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Average Annual Total Returns1 as of October 31, 2007

				Since	Inception	Extended Performance
		1-Year	3-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	14.31%	13.20%	14.40%	6/28/05	12/30/02
	Including Sales Charge	7.99%	11.10%	13.07%
Class B Shares	Excluding Sales Charge	13.14%	12.20%	13.43%	6/28/05	12/30/02
	Including Sales Charge	8.14%	11.13%	13.17%
Class C Shares	Excluding Sales Charge	13.23%	12.38%	13.62%	1/16/07	12/30/02
	Including Sales Charge	12.23%	12.38%	13.62%
S&P 500[3]		14.56%	13.16%	14.47%
Morningstar Large Blend Category Average[3]		15.26%	13.33%	13.96%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.20%	0.88%
Class B Shares	2.19%	1.91%
Class C Shares	3.50%	1.82%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 9.13% (1-year); 12.91% (since inception)
Class B Shares: 9.21% (1-year); 13.03% (since inception)
Class C Shares: 13.45% (1-year); 13.50% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Consumer, Non-cyclical	20%	20%	0%
Financial	19%	22%	-3%
Industrial	13%	11%	+2%
Technology	13%	11%	+2%
Energy	12%	9%	+3%
Communications	10%	11%	-1%
Consumer, Cyclical	6%	9%	-3%
Utilities	4%	3%	+1%
Basic Materials	3%	3%	0%
Cash Equivalents	0%	1%	-1%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/02. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Large U.S. Equity Funds

9

Partners LargeCap Blend Fund
Portfolio Managers:
Richard T. Whitney, CFA
Anna M. Dopkin, CFA
T. Rowe Price Associates, Inc.
What contributed to or detracted from Fund performance during the fiscal year?
Stock selection in both index and non-index holdings was helpful to results. Information technology, utilities, and financials were the best relative performers. Industrials and business services were the only sectors to detract on a relative basis. Holdings in software and communications equipment led performance in information technology. Electric utilities were especially beneficial to the Fund’s utility sector results. Capital markets stocks led the Fund’s financials returns, aided by both stock selection and an overweighting to the industry. Stock selection in machinery hurt the Fund’s industrials and business services results.
Were there any changes to the Fund’s composition during the fiscal year?
There were no significant Fund changes. The Fund’s sector weightings are approximately equal to those of the S&P 500 Index. A team of T. Rowe Price equity analysts selects stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and value of the stock.
What is the outlook for the Fund?
While U.S. equities appear attractive, there are risks, including rising commodity prices, the worsening housing market, and the health of the American consumer. As always, the portfolio management team will emphasize rigorous research and comprehensive analysis to seek out companies that the team believes have the greatest potential for capital appreciation while maintaining sector and industry weightings comparable to those of the S&P 500 Index. The team aims to outperform the S&P 500 Index through stock selection.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Large U.S. Equity Funds

10

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	15.07%	12.78%	12.25%	5.05%	6/28/05	12/6/00
	Including Sales Charge	8.78%	10.68%	10.97%	4.15%
Class B Shares	Excluding Sales Charge	14.37%	12.04%	11.47%	4.31%	6/28/05	12/6/00
	Including Sales Charge	9.37%	10.97%	11.21%	4.31%
Class C Shares	Excluding Sales Charge	14.24%	11.92%	11.39%	4.24%	1/16/07	12/6/00
	Including Sales Charge	13.24%	11.92%	11.39%	4.24%
S&P 500[3]		14.56%	13.16%	13.88%	4.14%
Morningstar Large Blend Category Average[3]		15.26%	13.33%	13.62%	3.39%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.41%	1.40%
Class B Shares	2.18%	2.17%
Class C Shares	4.09%	2.20%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 10.41% (1-year); 12.34% (5-year); 3.96% (since inception)
Class B Shares: 11.00% (1-year); 12.57% (5-year); 4.11% (since inception)
Class C Shares: 15.00% (1-year); 12.75% (5-year); 4.06% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Consumer, Non-cyclical	20%	20%	0%
Financial	18%	22%	-4%
Communications	12%	12%	0%
Energy	12%	10%	+2%
Industrial	11%	11%	0%
Technology	11%	10%	+1%
Consumer, Cyclical	8%	8%	0%
Utilities	4%	3%	+1%
Basic Materials	3%	2%	+1%
Cash Equivalents	1%	2%	-1%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Large U.S. Equity Funds

11

Partners LargeCap Blend Fund I
Portfolio Managers:
Melissa R. Brown, CFA
Robert C. Jones, CFA
Goldman Sachs Asset Management, L.P.
What contributed to or detracted from Fund performance during the fiscal year?
Returns to the investment themes were negative overall for the period. Earnings quality was the worst performing theme, followed by profitability and management impact. Analyst sentiment, valuation, and momentum also detracted from excess returns, albeit to a lesser extent. Stock selection was negative overall for the one-year period. Stock positions in the financials, health care, and information technology sectors hurt relative performance the most. Meanwhile, holdings in the industrials and materials sectors outpaced their peers in the benchmark the most, but did little to offset losses experienced elsewhere. In individual stocks, overweightings in Washington Mutual, Inc. and Moody’s Corp., along with an underweighting in Google, Inc., were among the least successful selections. On the upside, overweightings in Monsanto Co., AGCO Corp., and Devon Energy Corp. were the biggest positive contributors to excess returns in the last 12 months.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure during the year. Goldman Sachs Asset Management, L.P. (GSAM) employs a three-step process. First, they forecast expected returns on over 3,500 stocks on a daily basis using proprietary models developed by the Quantitative Equity team. Models are based on six investment themes — valuation, momentum, analyst sentiment, profitability, earnings quality, and management impact. The team uses computer optimization for Fund construction. After stocks are assigned alphas by the stock selection model, Funds are created through an optimization process that maximizes the Fund’s expected return (net of transaction costs) for a given level of risk. The Funds are run fully invested, with a targeted beta of 1.0. GSAM believes that to effectively manage Fund risk, the optimizer must recognize the risk associated with each stock and should respond quickly to changing market conditions. For this reason, they have developed their own proprietary risk models to measure and manage Fund risk. To better capture the changing risks in the market, they update the proprietary risk models with daily data and place higher weight on the most recent information. Finally, transaction costs are considered at every step of the process, from weighting the investment themes, to Fund optimization, to trading. After conducting extensive pre-trade analysis, GSAM implements and trades the Funds in the most efficient manner possible using integrated trading systems and sophisticated transaction cost management techniques. In this way, they help to assure that all trading results in a net benefit to the Fund.
What is the outlook for the Fund?
Looking ahead, the portfolio management team continues to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. The team also prefers names about which fundamental research analysts are becoming more positive and companies that are profitable, have sustainable earnings, and use their capital to enhance shareholder value. As such, the team anticipates remaining fully invested and expects that the value that is added over time will be due to stock selection, as opposed to sector or size allocations. Although the underlying philosophy remains unchanged, the Fund models are constantly evolving in an effort to enhance future results.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Large U.S. Equity Funds

12

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	11.81%	11.65%	12.45%	1.35%	6/28/05	12/6/00
	Including Sales Charge	5.67%	9.57%	11.19%	0.52%
Class B Shares	Excluding Sales Charge	10.65%	10.66%	11.49%	0.49%	6/28/05	12/6/00
	Including Sales Charge	5.65%	9.56%	11.23%	0.49%
Class C Shares	Excluding Sales Charge	11.03%	10.80%	11.56%	0.54%	1/16/07	12/6/00
	Including Sales Charge	10.03%	10.80%	11.56%	0.54%
S&P 500[3]		14.56%	13.16%	13.88%	4.14%
Morningstar Large Blend Category Average[3]		15.26%	13.33%	13.62%	3.39%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.13%	1.11%
Class B Shares	2.13%	2.11%
Class C Shares	3.80%	1.90%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 6.82% (1-year); 12.77% (5-year); 0.34% (since inception)
Class B Shares: 6.75% (1-year); 12.82% (5-year); 0.33% (since inception)
Class C Shares: 11.30% (1-year); 13.12% (5-year); 0.36% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Consumer, Non-cyclical	21%	22%	-1%
Financial	18%	19%	-1%
Communications	15%	13%	+2%
Industrial	13%	10%	+3%
Energy	11%	9%	+2%
Technology	11%	10%	+1%
Consumer, Cyclical	3%	6%	-3%
Basic Materials	2%	2%	0%
Utilities	2%	3%	-1%
Cash Equivalents	4%	6%	-2%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Large U.S. Equity Funds

13

LargeCap Growth Fund
Portfolio Manager:
Anthony Rizza, CFA
Columbus Circle Investors
What contributed to or detracted from Fund performance during the fiscal year?
With the domestic economy experiencing headwinds from the escalating sub-prime housing credit deterioration, companies that delivered positive fundamental surprises became fewer in number and were increasingly rewarded by investors. Companies and sectors with a sizable foreign presence did not face these headwinds to the same degree and prospered from the stronger foreign economic growth, particularly in emerging markets. These trends manifested themselves in the Fund and were primary drivers behind the performance. Strong stock selection accounted for virtually all of the performance, with materials, health care, and technology stocks such as Apple, Intuitive Surgical, Potash, and Google leading the way. Other top 10 holdings such as Cisco, Coca-Cola Co., and Hewlett-Packard were strong based on solid technology spending trends and the aforementioned robust global economic growth. Conversely, Kohls, BEA Systems, and Fannie Mae were the most significant detractors from Fund performance over the last year. Kohls was hurt by the negative pressures affecting consumer spending such as high energy prices, a slowing U.S. economy, and the fallout of the housing market. BEA Systems was afflicted by purchasing deferrals of its software by key customers due to economic uncertainty, while Fannie Mae’s stock price was negatively impacted in sympathy with escalating mortgage credit problems within the sector.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund’s investment strategies are based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. This discipline is referred to as positive momentum and positive surprise. Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, the portfolio management team selects companies that meet the criteria of positive momentum and positive surprise.
What is the outlook for the Fund?
We believe the Fund is positioned to benefit from strong global growth, a weak dollar, and a focus on higher quality large-cap companies through overweightings in technology, materials, and health care. At the same time, the Fund is striving to avoid many of the pitfalls of the deterioration in housing and consumer credit with underweightings in financials and consumer discretionary.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Large U.S. Equity Funds

14

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Average Annual Total Returns 1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	29.78%	18.38%	15.31%	0.99%	6/28/05	12/6/00
	Including Sales Charge	22.68%	16.16%	14.01%	0.17%
Class B Shares	Excluding Sales Charge	28.52%	17.34%	14.34%	0.16%	6/28/05	12/6/00
	Including Sales Charge	23.52%	16.36%	14.11%	0.16%
Class C Shares	Excluding Sales Charge	28.59%	17.32%	14.27%	0.08%	1/16/07	12/6/00
	Including Sales Charge	27.59%	17.32%	14.27%	0.08%
Russell 1000® Growth Index[3]		19.23%	12.87%	12.61%	0.84%
Morningstar Large Growth Category Average[3]		21.57%	13.74%	13.25%	0.82%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.23%	1.23%
Class B Shares	2.20%	2.20%
Class C Shares	2.98%	2.03%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 18.22% (1-year); 14.35% (5-year); -0.78% (since inception)
Class B Shares: 18.71% (1-year); 14.46% (5-year); -0.78% (since inception)
Class C Shares: 22.98% (1-year); 14.62% (5-year); -0.86% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Technology	23%	15%	+8%
Consumer, Non-cyclical	22%	26%	-4%
Communications	13%	13%	0%
Consumer, Cyclical	10%	18%	-8%
Industrial	10%	4%	+6%
Energy	8%	3%	+5%
Basic Materials	6%	2%	+4%
Financial	5%	13%	-8%
Cash Equivalents	3%	6%	-3%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Large U.S. Equity Funds

15

Partners LargeCap Growth Fund I
Portfolio Manager:
Robert W. Sharps, CFA, CPA
T. Rowe Price Associates, Inc.
What contributed to or detracted from Fund performance during the fiscal year?
An overweighted position as well as solid stock selection in information technology contributed most to the Fund’s relative performance during the past 12 months. The greatest areas of strength were communications equipment and software. The Fund’s consumer discretionary holdings were also noteworthy contributors to results versus the benchmark. Internet and catalogue retail stocks were particularly strong. On a negative note, stock selection in the poorly performing financials sector was the single greatest detriment to relative performance. Capital markets stocks were especially weak. An underweighted allocation to materials also detracted from relative performance, as metals and mining companies did well during the period.
Were there any changes to the Fund’s composition during the fiscal year?
There were no material changes to the Fund’s composition during the year. During the year, the team was net buyers of hotels, restaurants and leisure, and specialty retail stocks. Information technology is the largest overweighting at approximately 39% of the Fund. The portfolio management team is optimistic about the sector because of the growing traction of video over the Internet, increased communications equipment spending (particularly wireless), and anticipated product cycles coming to fruition. In financials, capital markets holdings remain the largest overweighting, since the team believes that prospects look good for this industry in the months ahead.
What is the outlook for the Fund?
The management team expects the U.S. economy to moderate in coming months, which they believe should benefit large-cap growth companies with strong balance sheets and revenues diversified by both geography and product lines. Rising commodity prices and their potential to induce broader price inflation are a potential problem. With a worsening housing market, issues with the sub-prime lending market, and low savings rates, the health of the American consumer remains another risk to near-term equity performance. However, with low unemployment and record levels of household net worth, they do not believe the consumer is in serious jeopardy.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Large U.S. Equity Funds

16

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Average Annual Total Returns 1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	19.42%	12.05%	10.71%	-0.16%	6/28/05	12/6/00
	Including Sales Charge	12.87%	9.97%	9.47%	-0.98%
Class B Shares	Excluding Sales Charge	18.25%	11.10%	9.82%	-0.94%	6/28/05	12/6/00
	Including Sales Charge	13.25%	10.01%	9.55%	-0.94%
Class C Shares	Excluding Sales Charge	19.86%	11.69%	10.20%	-0.67%	1/16/07	12/6/00
	Including Sales Charge	18.86%	11.69%	10.20%	-0.67%
Russell 1000® Growth Index[3]		19.23%	12.87%	12.61%	0.84%
Morningstar Large Growth Category Average[3]		21.57%	13.74%	13.25%	0.82%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.57%	1.56%
Class B Shares	2.47%	2.46%
Class C Shares	4.06%	2.20%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 12.58% (1-year); 10.87% (5-year); -1.38% (since inception)
Class B Shares: 13.05% (1-year); 10.99% (5-year); -1.32% (since inception)
Class C Shares: 18.04% (1-year); 11.53% (5-year); -1.12% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Technology	24%	22%	+2%
Communications	20%	17%	+3%
Consumer, Cyclical	17%	15%	+2%
Consumer, Non-cyclical	14%	21%	-7%
Industrial	12%	8%	+4%
Financial	8%	10%	-2%
Energy	2%	2%	0%
Basic Materials	1%	1%	0%
Cash Equivalents	2%	4%	-2%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Large U.S. Equity Funds

17

Partners LargeCap Growth Fund II
Portfolio Managers:

Prescott LeGard, CFA	James Boffa
Gregory J. Woodhams, CFA	Kurt Zyla
American Century Investment	BNY Investment Advisors
Management, Inc.
What contributed to or detracted from Fund performance during the fiscal year?
Performance was driven by stock selection in health care. Information technology, industrial, and energy holdings also added to relative strength. In health care, stock selection in the equipment and pharmaceutical industries were key contributors. The leading contributor here was medical device maker Intuitive Surgical, which saw heavy demand for its new, less-invasive robotic surgery system. Pharmaceutical Schering-Plough was a top-10 contributor, helped by market share gains and category growth for its cholesterol franchise. In information technology, stock picks contributed most in the communication equipment industry on an overweighted position in Research in Motion, the makers of the BlackBerry handheld device. But no stock helped relative results more than Apple, which enjoyed margin expansion and revenue growth thanks to new product launches and a redesign of existing products. Industrial shares were a key strength — stock selection contributed across several industries, including electrical equipment and machinery.
An overweighting in agricultural equipment maker AGCO was a notable contributor. The company benefited from exposure to growing agriculture markets globally. In energy, Cameron International was a notable contributor, benefiting from spending on exploration with oil prices at record highs. At the other end of the spectrum, other than utilities, consumer staples was the only sector to detract from performance compared with the benchmark. Some food products names, Campbell Soup and ConAgra Foods in particular, underperformed because of higher costs associated with growth initiatives and rising input costs. Stock selection also detracted in food and staples retailing, where Wal-Mart was the leading detractor. Though the company is turning its business around, the difficult environment for consumers in the U.S. is slowing progress.
Were there any changes to the Fund’s composition during the fiscal year?
Sector and industry selection as well as capitalization range decisions are primarily a result of identifying what the Fund advisor believes to be superior individual securities. As a result, Fund sector allocation decisions reflect where the management team is finding the greatest opportunity among firms demonstrating sustainable growth at any given time. Slower economic growth and trouble in the housing and credit markets created a challenging business environment for financial and consumer discretionary businesses. As a result, relatively few stocks in these sectors fit the Fund’s investment approach, leading to underweighted positions in these sectors.
What is the outlook for the Fund?
The Fund seeks long-term capital appreciation for investors who can tolerate short-term share price fluctuations. The Fund advisors pursue this objective by continuing to remain fully invested in large companies that management believes are exhibiting sustainable improvement in their businesses. It is their belief that owning such companies will generate outperformance over time versus the Russell 1000® Growth Index and the other funds in the large-growth peer group. As of October 31, 2007, the top sector overweightings were in health care, telecommunication services, and consumer staples. The most notable sector underweightings were in consumer discretionary, financials, and utilities.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Large U.S. Equity Funds

18

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	20.74%	12.48%	11.96%	0.33%	6/28/05	12/6/00
	Including Sales Charge	14.09%	10.39%	10.70%	-0.49%
Class C Shares	Excluding Sales Charge	19.77%	11.59%	11.09%	-0.45%	1/16/07	12/6/00
	Including Sales Charge	18.77%	11.59%	11.09%	-0.45%
Russell 1000® Growth Index[3]		19.23%	12.87%	12.61%	0.84%
Morningstar Large Growth Category Average[3]		21.57%	13.74%	13.25%	0.82%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	10.04%	1.70%
Class C Shares	4.31%	2.45%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 13.42% (1-year); 11.83% (5-year); -1.01% (since inception)
Class C Shares: 18.18% (1-year); 12.25% (5-year); -0.93% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Consumer, Non-cyclical	24%	23%	+1%
Technology	18%	17%	+1%
Communications	16%	11%	+5%
Industrial	13%	14%	-1%
Energy	9%	4%	+5%
Consumer, Cyclical	8%	17%	-9%
Financial	7%	11%	-4%
Basic Materials	2%	2%	0%
Utilities	0%	1%	-1%
Cash Equivalents	3%	0%	+3%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Large U.S. Equity Funds

19

LargeCap S&P 500 Index Fund
Portfolio Manager:
Dirk Laschanzky, CFA
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
The Fund seeks investment performance that corresponds to the results of the S&P 500 Index. Within the Fund, the percentage exposure to securities is closely aligned to the stocks within the index. Nine of the 10 economic sectors in the index posted positive returns during the fiscal year, with the energy and materials sectors providing the highest returns. The financials sector recorded the only negative return during the period. The Fund continues to maintain exposures near the index with a goal of replicating index performance. The Fund maintains positions in the underlying securities and uses other replicating securities for short-term investments and liquidity.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund employs a passive investment approach.
What is the outlook for the Fund?
The Fund continues to maintain exposures near the index with a goal of replicating index performance. The Fund maintains positions in the underlying securities and uses other replicating securities for short-term investments and liquidity.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Large U.S. Equity Funds

20

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 1.5%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
This index-based investment option is invested in the stocks of the unmanaged index it tracks. There is no assurance that an index-based investment option will match the performance of the index itself. S&P 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Principal Management Corporation. This fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in it.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	13.86%	12.38%	12.96%	2.94%	6/28/05	12/6/00
	Including Sales Charge	12.15%	11.82%	12.63%	2.71%
Class C Shares	Excluding Sales Charge	13.06%	11.66%	12.28%	2.34%	1/16/07	12/6/00
	Including Sales Charge	12.06%	11.66%	12.28%	2.34%
S&P 500[3]		14.56%	13.16%	13.88%	4.14%
Morningstar Large Blend Category Average[3]		15.26%	13.33%	13.62%	3.39%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	0.68%	0.67%
Class C Shares	3.47%	1.30%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 13.96% (1-year); 14.16% (5-year); 2.51% (since inception)
Class C Shares: 13.96% (1-year); 13.87% (5-year); 2.17% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Consumer, Non-cyclical	19%	20%	-1%
Financial	18%	21%	-3%
Energy	12%	9%	+3%
Industrial	12%	11%	+1%
Technology	12%	10%	+2%
Communications	11%	11%	0%
Consumer, Cyclical	7%	8%	-1%
Basic Materials	3%	3%	0%
Utilities	3%	3%	0%
Exchange Traded Funds	0%	1%	-1%
Cash Equivalents	3%	3%	0%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Large U.S. Equity Funds

21

LargeCap Value Fund
Portfolio Manager:
John Pihlblad, CFA
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
The energy sector led the performance over the last 12 months. Returns for the materials and industrials sectors closely followed. Financials posted the weakest results for the period, underperforming the broad market. The Fund benefited from stock selection in the materials and energy sectors. Within materials, the Fund benefited from overweighted positions in Mosaic Co, Steel Dynamics Inc., and Albemarle Corp. Within the energy sector, the Fund benefited from overweighted positions in National Oilwell Varco Inc., Occidental Petroleum Corp., and Frontier Oil Corp. Stock selection in the information technology and industrials sectors negatively affected performance. Within the information technology sector, the Fund was impacted by overweighted positions in Convergys Corp., Electronic Data Systems Corp., and Teradyne Inc. Within the industrials sector, Deere & Co., AMR Corp., and Northrop Grumman Corp. detracted from Fund performance.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Fund focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended Fund risks are neutralized.
What is the outlook for the Fund?
The portfolio management team remains concerned about the plight of the consumer. Oil prices have remained elevated as the winter heating season approaches. While the Federal Reserve has recently reduced key interest rates, many adjustable rate mortgages are ready to reset from low teaser rates to much higher levels. Likewise, financials remain under pressure as investors continue to shun mortgage-backed securities, making valuation of these securities difficult to measure. Against this backdrop, the Fund continues to be broadly diversified and remains focused on risk management and stock selection.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Large U.S. Equity Funds

22

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	9.47%	13.19%	13.67%	6.51%	6/28/05	12/6/00
	Including Sales Charge	3.47%	11.07%	12.39%	5.64%
Class B Shares	Excluding Sales Charge	8.37%	12.23%	12.88%	5.84%	6/28/05	12/6/00
	Including Sales Charge	3.37%	11.16%	12.63%	5.84%
Class C Shares	Excluding Sales Charge	8.64%	12.32%	12.83%	5.74%	1/16/07	12/6/00
	Including Sales Charge	7.64%	12.32%	12.83%	5.74%
Russell 1000® Value Index[3]		10.83%	14.62%	16.39%	7.85%
Morningstar Large Value Category Average[3]		11.78%	13.35%	14.88%	6.18%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	0.95%	0.94%
Class B Shares	2.02%	2.01%
Class C Shares	3.76%	1.70%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 6.31% (1-year); 13.24% (5-year); 5.67% (since inception)
Class B Shares: 6.12% (1-year); 13.51% (5-year); 5.88% (since inception)
Class C Shares: 10.68% (1-year); 13.70% (5-year); 5.78% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Financial	30%	36%	-6%
Energy	14%	14%	0%
Consumer, Non-cyclical	13%	15%	-2%
Industrial	12%	7%	+5%
Communications	11%	11%	0%
Utilities	6%	6%	0%
Basic Materials	4%	3%	+1%
Consumer, Cyclical	4%	5%	-1%
Technology	3%	3%	0%
Cash Equivalents	3%	0%	+3%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Large U.S. Equity Funds

23

Partners LargeCap Value Fund
Portfolio Managers:

U.S. Value Investment	James Boffa
Policy Group	Kurt Zyla
AllianceBernstein L.P.	BNY Investment Advisors
What contributed to or detracted from Fund performance during the fiscal year?
Relative returns were hurt by several financial holdings amid ongoing turmoil in the global credit markets. Countrywide Financial was a significant detractor for the period. While the long-term earnings forecasts for the company had assumed steep declines in mortgage originations and credit losses several times larger than historical norms, the team had not anticipated the rapid deterioration in the company’s ability to access short-term financing and the depth of the contraction in the mortgage-backed securitization market. AMBAC Financial Group and MGIC Investment also declined sharply during the period due to investor concerns about potential losses in the mortgage guarantee business. The team will continue to monitor developments in the housing and credit-sensitive sectors closely — both to avoid risk and identify attractive investments. Another detractor was Office Depot. The retailer announced disappointing same-store sales and second-quarter profits as weak sales in North America offset robust growth in international sales. Office Depot has responded with more disciplined operational and capital investment. Relative performance was helped by positions in Arcelor Mittal, Owens-Illinois, and DaimlerChrysler. Steel manufacturer Arcelor Mittal gained after posting strong second-quarter earnings due to higher steel prices and the cost-saving benefits of its recent merger. Meanwhile, Owens-Illinois benefited from higher volume and positive currency translation effects, mainly in Europe and Australia.
Were there any changes to the Fund’s composition during the fiscal year?
In light of the relatively low value opportunity, the Fund remains unusually well diversified. Sector under- and overweightings, and resultant tracking error, remain below normal, and are broadly in line with those a year ago. The portfolio management team increased its weighting in energy as continued inflation in finding and development costs led the team to a higher long-term oil forecast. A modest underweighting in financials remains, reflecting the fact that while the sector is inexpensive, risks surrounding mortgage related losses remain. The team increased its exposure to consumer cyclicals, adding exposure to automakers and supermarkets, while selling its railroad holdings. In aggregate, the changes to overall positioning were modest, and the Fund continues to offer value characteristics, trading at a discount on both price-to-book and price-to-earnings.
What is the outlook for the Fund?
After years of excessive complacency, investors’ renewed appreciation for risk seems a healthy development. Market volatility surged in the period, but by the end of the year, it was still only modestly above long term norms. Recent market anxieties are also evident in the measure of the value opportunity, the discount to fair value, which widened during the period — though it, too, remains below its historical average. If this trend continues, the portfolio management team may have the opportunity to adopt more concentrated positions in undervalued industries and companies whose share prices fall further than is justified by the team’s cash flow forecasts. However, as a major tenet of the investment process is to keep Fund risk commensurate with the value opportunities identified, tracking error remains below long-term targets. As always, the team continues to rely on fundamental and quantitative research to unearth the attractive value opportunities that do exist.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Large U.S. Equity Funds

24

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	7.63%	12.01%	13.91%	8.50%	6/28/05	12/6/00
	Including Sales Charge	1.69%	9.91%	12.62%	7.56%
Class B Shares	Excluding Sales Charge	6.74%	11.18%	13.07%	7.70%	6/28/05	12/6/00
	Including Sales Charge	1.74%	10.09%	12.70%	7.70%
Class C Shares	Excluding Sales Charge	6.90%	11.15%	13.03%	7.65%	1/16/07	12/6/00
	Including Sales Charge	5.90%	11.15%	13.03%	7.65%
Russell 1000® Value Index[3]		10.83%	14.62%	16.39%	7.85%
Morningstar Large Value Category Average[3]		11.78%	13.35%	14.88%	6.18%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.41%	1.41%
Class B Shares	2.27%	2.27%
Class C Shares	4.07%	2.25%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 6.19% (1-year); 14.47% (5-year); 7.84% (since inception)
Class B Shares: 6.39% (1-year); 14.58% (5-year); 7.98% (since inception)
Class C Shares: 10.62% (1-year); 14.90% (5-year); 7.95% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Financial	29%	33%	-4%
Consumer, Non-cyclical	16%	15%	+1%
Energy	15%	12%	+3%
Communications	11%	12%	-1%
Industrial	11%	10%	+1%
Consumer, Cyclical	8%	6%	+2%
Basic Materials	4%	2%	+2%
Technology	2%	3%	-1%
Utilities	2%	3%	-1%
Cash Equivalents	2%	4%	-2%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Large U.S. Equity Funds

25

MidCap Blend Fund
Portfolio Manager:
K. William Nolin, CFA
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
The Fund benefited from strong stock selection in the consumer discretionary sector over the past year. In this sector, the Fund benefited from owning Discovery Holding Company. Discovery Holding Company is the majority owner of the Discovery cable television networks, including Discovery, The Learning Channel, and Animal Planet. The company continued to benefit from improved program content and ratings. Discovery was up over 93% in the past 12 months. The Fund outperformed in the financials sector over the past year due to strong stock selection. The Fund’s focus on high quality companies kept it away from many of the companies in the financials sector that made investments in sub-prime assets. In addition, the Fund benefited from the performance of core holdings like Brookfield Asset Management. Brookfield owns and manages a unique set of property and infrastructure assets and is guided by an excellent management team. The company was up over 40% in the past year.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund’s strategy includes superior stock selection combined with disciplined risk management as the key to consistent outperformance. Superior stock selection is achieved through systematic evaluation of company fundamentals to produce in-depth original research. By focusing on fundamental research, four critical drivers of stock selection are emphasized: 1) sustainable competitive advantages, 2) market dominance in niche industries, 3) ability to generate high returns on invested capital consistently, and 4) attractive valuation.
What is the outlook for the Fund?
The portfolio management team remains concerned about the plight of the consumer. Oil prices have remained elevated as the winter heating season approaches. While the Federal Reserve has recently reduced key interest rates, many adjustable rate mortgages are ready to reset from low teaser rates to much higher levels. Likewise, financials remain under pressure as investors continue to shun mortgage-backed securities, making valuation of these securities difficult to measure. Against this backdrop, the Fund continues to be managed in a bottom-up fashion. Each company is analyzed for business risk, financial risk, and valuation risk.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Small/Mid U.S. Equity Funds

26

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 6/30/08 (Class A and B shares) or 2/28/08 (Class C shares). Differences also may be due to Principal Management Corporation’s decision to pay (through the same dates) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Small-cap and mid-cap stocks may have additional risks, including greater price volatility.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	18.27%	15.34%	17.24%	10.44%	6/28/05	12/6/00
	Including Sales Charge	11.74%	13.19%	15.92%	9.54%
Class B Shares	Excluding Sales Charge	17.93%	15.06%	17.02%	10.26%	6/28/05	12/6/00
	Including Sales Charge	12.93%	14.04%	16.81%	10.26%
Class C Shares	Excluding Sales Charge	17.24%	14.35%	16.30%	9.58%	1/16/07	12/6/00
	Including Sales Charge	16.24%	14.35%	16.30%	9.58%
Russell Midcap® Index[3]		15.24%	16.90%	20.10%	10.05%
Morningstar Mid-Cap Blend Category Average[3]		15.43%	14.77%	17.70%	8.40%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.14%	1.02%
Class B Shares	2.06%	1.32%
Class C Shares	3.99%	1.95%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 12.87% (1-year); 15.67% (5-year); 9.31% (since inception)
Class B Shares: 14.10% (1-year); 16.55% (5-year); 10.04% (since inception)
Class C Shares: 17.48% (1-year); 16.05% (5-year); 9.36% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Financial	20%	21%	-1%
Energy	17%	12%	+5%
Communications	16%	12%	+4%
Consumer, Non-cyclical	16%	16%	0%
Consumer, Cyclical	11%	17%	-6%
Industrial	7%	9%	-2%
Technology	5%	8%	-3%
Basic Materials	3%	3%	0%
Diversified	2%	1%	+1%
Utilities	2%	1%	+1%
Cash Equivalents	1%	0%	+1%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Small/Mid U.S. Equity Funds

27

Partners MidCap Growth Fund
Portfolio Managers:
Tara R. Hedlund, CFA, CPA
Christopher K. McHugh
Jason D. Schrotberger, CFA
Turner Investment Partners, Inc.
What contributed to or detracted from Fund performance during the fiscal year?
The Fund’s stock selection was favorable: eight of 10 sector positions beat their corresponding index sectors. Contributing the most to relative performance were holdings in the consumer discretionary, materials/processing, and energy sectors. Beneficial stock selection added to the strong relative returns of the consumer sector. aQuantive, Wynn Resorts, Gamestop Corp., and Guess? Inc. were significant contributors for the period. Precision Castparts Corp. and Owens Illinois were top contributors to the materials/processing sector, while First Solar, National Oilwell Varco, and Cameron International added value to the energy sector. Subpar returns in the technology and utilities sectors, an 18% weighting, detracted from results. Stocks with a poor relative showing included Akamai Technologies Inc., Isilon Systems Inc., NII Holdings Inc., and Leap Wireless International. Utilities/communication stocks turned in the worst absolute performance.
Were there any changes to the Fund’s composition during the fiscal year?
The mid-cap growth strategy invests in a diversified portfolio of companies that Turner believes have strong earnings prospects. Turner employs a fully invested strategy, with sector weightings that approximate those of the Russell Midcap Growth Index. However, the Fund is not industry neutral and during the twelve-month period the Fund has reduced exposure to the following industries: apparel/footwear retail, casinos/gaming, electronic production equipment, and wireless telecommunication. The Fund has increased exposure since last year to the following industries: non-alcoholic beverages and trucks/construction/ farm machinery.
What is the outlook for the Fund?
Turner believes the stock market can draw strength from the continued health of the global economy, which should help to bolster corporate earnings in the U.S. and around the world. Corporate America’s second-quarter profits rose about 8%, a rate that was below the double-digit norm of the past three years but nevertheless was still above the long-term average of 7.6%. The portfolio management team also thinks profit growth may again hit the low double digits in the fourth quarter. As long as earnings stay reasonably healthy, Turner believes the stock market is in little danger of morphing from a bull to a bear in the near term. In managing the Fund, the team’s focus, as always, is on owning stocks that they think have superior earnings prospects. The team currently favors shares of companies in the Internet, luxury-retailing, consulting, brokerage, investment-exchange, mining, energy-services, natural-gas-utility, specialty-pharmaceutical, biotechnology, and semiconductor industries.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Small/Mid U.S. Equity Funds

28

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 6/30/08 (Class A and B shares) or 2/28/08 (Class C shares). Differences also may be due to Principal Management Corporation’s decision to pay (through the same dates) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Small-cap and mid-cap stocks may have additional risks, including greater price volatility.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	30.43%	18.43%	19.05%	2.11%	6/28/05	12/6/00
	Including Sales Charge	23.26%	16.19%	17.71%	1.27%
Class B Shares	Excluding Sales Charge	29.55%	17.55%	18.17%	1.35%	6/28/05	12/6/00
	Including Sales Charge	24.55%	16.58%	17.97%	1.35%
Class C Shares	Excluding Sales Charge	30.21%	17.77%	18.31%	1.43%	1/16/07	12/6/00
	Including Sales Charge	29.21%	17.77%	18.31%	1.43%
Russell Midcap® Growth Index[3]		19.72%	16.69%	19.21%	4.80%
Morningstar Mid-Cap Growth Category Average[3]		24.85%	16.85%	17.32%	3.71%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.83%	1.75%
Class B Shares	2.68%	2.50%
Class C Shares	3.44%	2.50%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 21.19% (1-year); 19.04% (5-year); 0.71% (since inception)
Class B Shares: 22.19% (1-year); 19.29% (5-year); 0.79% (since inception)
Class C Shares: 27.13% (1-year); 19.64% (5-year); 0.88% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Consumer, Non-cyclical	18%	18%	0%
Technology	17%	18%	-1%
Energy	14%	7%	+7%
Industrial	14%	12%	+2%
Communications	11%	14%	-3%
Consumer, Cyclical	11%	19%	-8%
Financial	8%	10%	-2%
Basic Materials	3%	1%	+2%
Cash Equivalents	4%	1%	+3%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Small/Mid U.S. Equity Funds

29

Partners MidCap Growth Fund I
Portfolio Managers:
Adam T. Logan, CFA
John O’Toole, CFA
Mellon Equity Associates, LLP
What contributed to or detracted from Fund performance during the fiscal year?
The Fund benefited from strong stock selection among business and information services companies and among materials related holdings. Within the business services sector, NAVTEQ Corporation contributed positively to performance. This company provides navigable databases that are incorporated into map and route guidance products, and during the reporting period it received an attractive all cash takeover offer from a large international mobile phone producer. Upon this announcement, the holding was sold. Within this same sector, internet travel service provider Priceline.com also was a strong performer. This company experienced growing demand for its services based upon strong growth in the leisure travel market. Among materials holdings, Lyondell Chemical contributed positively to relative performance. This company manufactures a variety of industrial chemicals, and during the past year was the target of an all cash takeover offer. Upon the announcement, this position was also sold. One other important contributor to performance was the Fund’s holding of Crocs. This company manufactures a very popular and unique line of shoes. The price of Crocs more than doubled while the Fund held the stock, and it was sold based upon a valuation that no longer appeared attractive.
As for negative influences upon the Fund, holdings among medical related companies provided disappointing results. Within this sector, pharmaceutical manufacturer King Pharmaceuticals moved downward in price based upon unexpectedly strong competition for its most important product line. The Fund also suffered on a relative basis by not owning certain benchmark issues within this sector, such as Dade Behring Holdings and Intuitive Surgical, both of which appeared unattractive within the valuation model. Dade Behring gained in price based upon a takeover offer, while Intuitive Surgical moved upward because of strong doctor acceptance of its surgical operating system.
Were there any changes to the Fund’s composition during the fiscal year?
There were no major structural changes to the Fund’s composition past year. The Fund retained its diverse economic sector approach to Fund construction relative to the performance benchmark. What this continues to imply is that the Fund’s economic sector exposures are roughly in line with the benchmark. The Fund also remained fully invested at all times, with cash balances at less than 5% and being held purely for transactional purposes.
What is the outlook for the Fund?
The outlook for the Fund remains as it always has been, to use management’s quantitatively based model to guide stock selections to companies that offer good growth prospects at a reasonable valuation, along with clear visibility for their future prospects. The Fund will remain in a well-diversified position to participate in the investment opportunities offered by the mid-cap growth sector of the equity market. By following this approach, this will allow individual stock selection to continue to drive the Fund’s future performance.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Small/Mid U.S. Equity Funds

30

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Small-cap and mid-cap stocks may have additional risks, including greater price volatility.
Average Annual Total Returns1 as of October 31, 2007

				Since	Inception	Extended Performance
		1-Year	3-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	17.32%	15.51%	12.25%	6/28/05	12/29/03
	Including Sales Charge	10.85%	13.36%	10.62%
Class C Shares	Excluding Sales Charge	16.36%	14.59%	11.38%	1/16/07	12/29/03
	Including Sales Charge	15.36%	14.59%	11.38%
Russell Midcap® Growth Index[3]		19.72%	16.69%	14.23%
Morningstar Mid-Cap Growth Category Average[3]		24.85%	16.85%	13.64%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	3.79%	1.75%
Class C Shares	3.44%	2.50%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 12.15% (1-year); 9.91% (since inception)
Class C Shares: 16.71% (1-year); 10.70% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Consumer, Non-cyclical	19%	22%	-3%
Industrial	17%	14%	+3%
Technology	16%	16%	0%
Consumer, Cyclical	15%	18%	-3%
Energy	9%	7%	+2%
Communications	8%	8%	0%
Financial	8%	9%	-1%
Basic Materials	5%	4%	+1%
Utilities	3%	1%	+2%
Cash Equivalents	0%	1%	-1%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/03. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Small/Mid U.S. Equity Funds

31

MidCap Stock Fund
Portfolio Manager:
Daniel R. Coleman
Edge Asset Management, Inc.
What contributed to or detracted from Fund performance during the fiscal year?
Consumer discretionary holdings were the primary sources of positive performance and included Tiffany & Co. and Magna International. These firms benefited from improved financial performance due to higher than expected sales and margins, which in turn led to above-consensus earnings gains. Express Scripts, a leading pharmacy benefits manager, recorded above average earnings because its customers continued to increase their substitution of low-cost, but high-margin generic drugs from high-cost, low-margin branded drugs. In addition, Lubrizol, a manufacturer of specialty chemicals, benefited from the strength of their international operations and achieved meaningful increases in profitability. And finally, excellent results in exploration and development of oil and gas bolstered the profitability of Noble Energy’s operations, resulting in strong stock performance during the year.
Detracting from performance was the stock selection in the financial sector. The fallout from the sub-prime crisis hurt most financial investments, particularly those investments that were remotely related to the securitization of mortgages or the housing market. Specifically, meaningful declines in the Fund’s investments in AMBAC Financial Group, MGIC Investment Corp., PMI Group, and Fidelity National Financial hurt the Fund’s performance. In addition, Mylan Laboratories, Inc., a producer of generic drugs, acquired an international generic manufacturer from Merck at a price that Wall Street viewed as too rich, and the stock fell accordingly. The Fund’s utility holdings, Pinnacle West and NiSource, also recorded disappointing earnings results due to regulated rate issues which, in turn, caused the stocks to decline over the last year. Aaron Rents, a large rent-to-own U.S. retailer, fell short of investors’ sales and earnings growth expectations. Finally, Network Appliances, a provider of data management solutions, experienced slower than expected sales growth which disappointed investors in the short run.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. To construct the Fund, the manager looks for those mid-cap firms that he believes: compete in a dynamic industry with long-term growth potential; possess a sustainable competitive advantage; exhibit strong positive cash flows; are led by shareholder-oriented management; and trade at undervalued prices. The goal of this process is to produce a Fund of 40– 60 holdings with the potential to grow faster than the S&P MidCap 400 Index at lower risk levels.
What is the outlook for the Fund?
The portfolio management team remains concerned about the plight of the U.S. consumer, due to higher oil prices and the decline in real estate prices. While the Federal Reserve has recently reduced key interest rates, it will take time for these changes to positively impact the U.S. economy. In the meantime, financials and consumer discretionary stocks remain under pressure as investors continue to shun mortgage- or credit-backed securities and investors worry about holiday spending. Against this backdrop, the Fund remains focused on investing in good businesses in all sectors of the economy that can weather this difficult environment and produce superior returns over the long run.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Small/Mid U.S. Equity Funds

32

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Small-cap and mid-cap stocks may have additional risks, including greater price volatility.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	3.62%	12.32%	14.38%	12.83%	3/1/00	—
	Including Sales Charge	-2.06%	10.23%	13.09%	12.00%
Class B Shares	Excluding Sales Charge	2.63%	11.23%	13.25%	11.76%	3/1/00	—
	Including Sales Charge	-2.26%	10.14%	13.01%	11.76%
Class C Shares	Excluding Sales Charge	2.74%	11.34%	13.35%	11.82%	3/1/02	3/1/00
	Including Sales Charge	1.76%	11.34%	13.35%	11.82%
S&P MidCap 400[3]		17.02%	16.02%	17.78%	10.47%
Morningstar Mid-Cap Blend Category Average[3]		15.43%	14.77%	17.70%	8.00%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.09%	1.09%
Class B Shares	2.07%	2.06%
Class C Shares	1.95%	1.95%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 5.28% (1-year); 14.41% (5-year); 12.57% (since inception)
Class B Shares: 5.33% (1-year); 14.33% (5-year); 12.33% (since inception)
Class C Shares: 9.50% (1-year); 14.66% (5-year); 12.40% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Consumer, Non-cyclical	17%	14%	+3%
Consumer, Cyclical	16%	20%	-4%
Financial	16%	21%	-5%
Technology	14%	12%	+2%
Industrial	13%	8%	+5%
Basic Materials	7%	6%	+1%
Energy	7%	9%	-2%
Utilities	6%	5%	+1%
Cash Equivalents	4%	5%	-1%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 2/29/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Small/Mid U.S. Equity Funds

33

Partners MidCap Value Fund
Portfolio Managers:

S. Basu Mullick, Ph.D.	Bruce Jacobs, Ph.D.
Neuberger Berman Management, Inc.	Ken Levy, CFA
Jacobs Levy Equity Management, Inc.
What contributed to or detracted from Fund performance during the fiscal year?
The Fund had strong stock selection in some areas such as the industrials and materials sectors over the past year. However, this was negated by poor stock selection in the consumer discretionary sector, leading to negative stock selection overall. The majority of the poor stock selection in the consumer discretionary sector was due to an overweighting to the underperforming homebuilders industry. Two of the five largest detractors from relative performance were homebuilders Meritage Corp. and Hovnanian Enterprise. Relative sector weightings contributed to relative performance, especially an overweighting to the energy sector and an underweighting to the lagging financials sector.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred to the Fund’s composition. Neuberger Berman is responsible for approximately 35% of the overall Fund assets. They search the universe of mid-cap stocks for quality companies that they believe are inefficiently priced, either as a result of investor misperception or lack of interest in a particular industry group. Jacobs Levy is responsible for approximately 65% of the overall Fund assets. They believe the market is permeated with inefficiencies that are substantial enough in number and effect to offer opportunities for profitable active investment. They use intensive statistical modeling of a wide range of stocks and a variety of proprietary factors to detect and exploit these opportunities. They use a quantitative approach to build a diversified portfolio of mid-cap stocks.
What is the outlook for the Fund?
This Fund is a multi-managed fund that was constructed to take advantage of the unique characteristics of the underlying investment managers. Principal Management Corporation’s objective was to find investment managers that would complement each other by exhibiting a low correlation of excess returns relative to the benchmark index and a diversity of investment process. Principal Management Corporation does not anticipate any significant changes to the mix of asset managers in the Fund.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Small/Mid U.S. Equity Funds

34

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Small-cap and mid-cap stocks may have additional risks, including greater price volatility.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	7.98%	12.75%	16.36%	10.22%	6/28/05	12/6/00
	Including Sales Charge	2.02%	10.65%	15.06%	9.32%
Class B Shares	Excluding Sales Charge	7.12%	12.19%	15.66%	9.52%	6/28/05	12/6/00
	Including Sales Charge	2.18%	11.12%	15.44%	9.52%
Class C Shares	Excluding Sales Charge	7.20%	11.93%	15.50%	9.41%	1/16/07	12/6/00
	Including Sales Charge	6.21%	11.93%	15.50%	9.41%
Russell Midcap® Value Index[3]		9.73%	16.48%	20.36%	12.60%
Morningstar Mid-Cap Value Category Average[3]		11.56%	14.03%	17.42%	10.12%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	2.46%	1.75%
Class B Shares	6.66%	2.50%
Class C Shares	3.42%	2.50%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 5.62% (1-year); 15.37% (5-year); 9.22% (since inception)
Class B Shares: 5.85% (1-year); 15.77% (5-year); 9.44% (since inception)
Class C Shares: 9.96% (1-year); 15.83% (5-year); 9.33% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Financial	26%	28%	-2%
Industrial	15%	12%	+3%
Utilities	13%	10%	+3%
Consumer, Cyclical	12%	12%	0%
Consumer, Non-cyclical	11%	12%	-1%
Energy	8%	10%	-2%
Basic Materials	6%	7%	-1%
Technology	5%	4%	+1%
Communications	3%	5%	-2%
Cash Equivalents	1%	0%	+1%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Small/Mid U.S. Equity Funds

35

Real Estate Securities Fund
Portfolio Manager:
Kelly D. Rush, CFA
Principal Real Estate Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
The Fund’s underweighting to the regional mall sector significantly hurt its performance. A large underweighting to the strong-performing General Growth Properties was a key detractor. The Fund’s overweighting to the apartment sector early in the year was a drag on results as the group lagged the index. Apartment real estate investment trusts (REITs) underperformed due to concerns that apartment operating conditions have peaked and are moderating in 2007. Within the group, the Fund held an underweighted position in Archstone-Smith Trust, which announced it was the target of a privatization bid during the spring of 2007. This announcement caused the company’s stock price to climb. Stock selection among owners of a diverse array of property types was a key detractor to relative performance. Forest City Enterprises also materially hurt relative performance as it reported disappointing second quarter earnings.
On the positive side, the Fund benefited from superior stock selection among office and industrial owners. In the office sector, SL Green Realty was a positive contributor over the course of the past year. The decision to avoid Mack-Cali Realty Corp. also proved favorable as it returned -20.1% for the period. During the third quarter, weakness in the financial services industry and slowing office employment growth especially weighed on the three office stocks not held in the Fund: Maguire Properties, American Financial Realty Trust, and Brandywine Realty Trust. Two other notable positive contributors were Liberty Property Trust (-17.6%), which owns both office and industrial properties, and ProLogis (+16.7%), a multi-national owner of industrial properties. The Fund avoided Liberty during the year due to its exposure to challenging markets and maintains an overweighted position in ProLogis as it continues to beat analyst estimates and raise earnings guidance.
Were there any changes to the Fund’s composition during the fiscal year?
The Fund’s philosophy is that superior returns are achieved by investing in high-quality companies expected to experience favorable trends without overpaying for them. The Fund’s strategy encompasses a bottom-up, fundamental research-based process that includes index relative Fund construction with a quality bias.
What is the outlook for the Fund?
The outlook for commercial real estate conditions is generally favorable, creating a positive operating environment for the companies in which the Fund invests. Unlike residential real estate, management believes there is not an excessive supply of commercial real estate today and credit market turmoil is only further restraining new construction activity. Assuming a recession is avoided, real estate demand should support strength in day-to-day trends of owning commercial real estate. A chief concern is the direction of real estate asset values. While there is evidence considerable capital is poised to buy real estate once the credit markets calm down, it is uncertain at what prices transactions will occur. The level at which trade activity resumes will influence the Fund value’s direction. If property value declines are less than feared, the Fund’s value will likely rally. Conversely, if real estate values decline more than presently feared by investors, it could have a negative impact on the Fund’s value.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Small/Mid U.S. Equity Funds

36

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Real estate investment options are subject to some risks inherent in real estate and real estate investment trusts (REITs), such as risks associated with general and local economic conditions. Investing in REITs involves special risks, including interest rate fluctuation, credit risks, and liquidity risks, including the effect of interest-rate conditions on real estate values and occupancy rates.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	-1.92%	18.00%	23.34%	18.64%	6/28/05	12/6/00
	Including Sales Charge	-7.31%	15.78%	21.94%	17.67%
Class B Shares	Excluding Sales Charge	-2.74%	17.17%	22.48%	17.81%	6/28/05	12/6/00
	Including Sales Charge	-7.25%	16.19%	22.30%	17.81%
Class C Shares	Excluding Sales Charge	-2.52%	17.38%	22.75%	18.10%	1/16/07	12/6/00
	Including Sales Charge	-3.42%	17.38%	22.75%	18.10%
MSCI U.S. REIT Index[3]		-0.29%	17.35%	22.89%	18.04%
Morningstar Specialty – Real Estate Category Average[3]		2.75%	16.76%	22.64%	17.89%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.43%	1.28%
Class B Shares	2.31%	2.08%
Class C Shares	2.53%	1.98%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: -3.78% (1-year); 20.41% (5-year); 17.51% (since inception)
Class B Shares: -3.63% (1-year); 20.75% (5-year); 17.67% (since inception)
Class C Shares: 0.33% (1-year); 21.20% (5-year); 17.95% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Financial	96%	95%	+1%
Cash Equivalents	2%	3%	-1%
Consumer, Cyclical	2%	2%	0%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Small/Mid U.S. Equity Funds

37

SmallCap Blend Fund
Portfolio Managers:
Thomas Morabito, CFA
Phil Nordhus, CFA
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
The Fund’s holdings in the information technology and industrials sectors contributed positively during the fiscal year. The information technology sector, where returns can be volatile from year to year, produced strong returns as several of the Fund’s holdings were acquired by other companies. The Fund’s holdings in industrials continued to benefit from its focus on companies involved in commercial aerospace and non-residential construction. The Fund’s holdings in the consumer staples sector were the weakest contributors to performance during the year with poor stock selection responsible for the underperformance. Select holdings within this sector had substantial difficulties in managing rising commodity input prices. Rising gasoline prices caused Pantry — an operator of convenience stores — to experience a decrease in the profitability of its gasoline sales, while rising grain prices caused Central Garden & Pet — a producer of lawn, garden, and pet products — to experience a decrease in the profitability of its bird seed products.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Fund focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended Fund risks are neutralized.
What is the outlook for the Fund?
The portfolio management team remains concerned about the plight of the consumer. Oil prices have remained elevated as the winter heating season approaches. While the Federal Reserve has recently reduced key interest rates, many adjustable rate mortgages are ready to reset from low teaser rates to much higher levels. Likewise, financials remain under pressure as investors continue to shun mortgage-backed securities, making valuation of these securities difficult to measure. Against this backdrop, the Fund remains focused on those areas where end markets remain strong; for example, in the commercial aerospace industry, or where spending is less discretionary, as in health care.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Small/Mid U.S. Equity Funds

38

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Small-cap stocks may have additional risks, including greater price volatility.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	12.48%	14.67%	17.42%	11.10%	6/28/05	12/6/00
	Including Sales Charge	6.27%	12.52%	16.11%	10.19%
Class B Shares	Excluding Sales Charge	11.55%	13.79%	16.54%	10.27%	6/28/05	12/6/00
	Including Sales Charge	6.55%	12.75%	16.32%	10.27%
Class C Shares	Excluding Sales Charge	11.67%	13.77%	16.51%	10.25%	1/16/07	12/6/00
	Including Sales Charge	10.67%	13.77%	16.51%	10.25%
Russell 2000® Index[3]		9.27%	13.69%	18.67%	9.55%
Morningstar Small Blend Category Average[3]		10.36%	13.67%	18.08%	10.46%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.41%	1.40%
Class B Shares	2.26%	2.25%
Class C Shares	4.07%	2.20%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 10.42% (1-year); 15.80% (5-year); 9.97% (since inception)
Class B Shares: 10.91% (1-year); 16.02% (5-year); 10.06% (since inception)
Class C Shares: 15.02% (1-year); 16.22% (5-year); 10.04% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Consumer, Non-cyclical	18%	18%	0%
Industrial	18%	14%	+4%
Financial	17%	21%	-4%
Consumer, Cyclical	13%	16%	-3%
Technology	10%	9%	+1%
Communications	9%	8%	+1%
Energy	7%	5%	+2%
Basic Materials	4%	2%	+2%
Utilities	3%	2%	+1%
Cash Equivalents	1%	5%	-4%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Small/Mid U.S. Equity Funds

39

SmallCap Growth Fund
Portfolio Manager:
Mariateresa Monaco
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
During this time period, holdings in the information technology and industrials sectors were the top contributors to the Fund’s performance. Several acquisitions helped the information technology sector realize very strong results. The two best performers in this sector were aQuantive, a digital marketing company, and Sirenza Microdevices, a designer of radio frequency components. Both were acquired by other companies at a significant premium. The Fund’s positioning in non-residential markets and commercial aerospace helped the industrial sector persist through the year as one of the top contributors to the Fund’s performance. The consumer discretionary sector was the primary detractor to this year’s performance, with weak security selection concentrated in apparels and retailing. This was partially offset by the strong performance of Crocs, Inc., a manufacturer of casual footwear, apparel, and accessories.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Fund focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended Fund risks are neutralized.
What is the outlook for the Fund?
The portfolio management team remains concerned about the plight of the consumer. Oil prices have remained elevated as the winter heating season approaches. While the Federal Reserve has recently reduced key interest rates, many adjustable rate mortgages are ready to reset from low teaser rates to much higher levels. Likewise, financials remain under pressure as investors continue to shun mortgage-backed securities, making valuation of these securities difficult to measure. Against this backdrop, the Fund remains focused on those areas where end markets remain strong; for example, in the commercial aerospace industry, or where spending is less discretionary, as in health care.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Small/Mid U.S. Equity Funds

40

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Small-cap stocks may have additional risks, including greater price volatility.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	19.31%	14.42%	18.63%	4.08%	1/16/07	12/6/00
	Including Sales Charge	12.74%	12.28%	17.31%	3.24%
Class B Shares	Excluding Sales Charge	17.72%	12.97%	17.14%	2.78%	1/16/07	12/6/00
	Including Sales Charge	12.72%	11.91%	16.93%	2.78%
Class C Shares	Excluding Sales Charge	18.16%	13.38%	17.57%	3.15%	1/16/07	12/6/00
	Including Sales Charge	17.16%	13.38%	17.57%	3.15%
Russell 2000® Growth Index[3]		16.73%	14.87%	18.57%	5.59%
Morningstar Small Growth Category Average[3]		18.99%	14.66%	17.48%	5.50%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.24%	1.24%
Class B Shares	2.88%	2.57%
Class C Shares	5.42%	2.21%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 17.05% (1-year); 17.74% (5-year); 2.89% (since inception)
Class B Shares: 17.33% (1-year); 17.39% (5-year); 2.45% (since inception)
Class C Shares: 21.84% (1-year); 18.04% (5-year); 2.83% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Consumer, Non-cyclical	28%	23%	+5%
Industrial	18%	18%	0%
Technology	14%	13%	+1%
Consumer, Cyclical	13%	16%	-3%
Communications	9%	11%	-2%
Financial	8%	9%	-1%
Energy	7%	6%	+1%
Basic Materials	2%	3%	-1%
Cash Equivalents	1%	1%	0%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Small/Mid U.S. Equity Funds

41

Partners SmallCap Growth Fund II
Portfolio Managers:

Paul A. Graham, Jr., CFA	Kenneth G. Mertz II, CFA	Nancy B. Prial, CFA
David N. Wabnik	Stacey L. Sears	Essex Investment Management
UBS Global Asset Management	Joseph W. Garner	Company, LLC
(Americas) Inc.	Emerald Advisers, Inc.
What contributed to or detracted from Fund performance during the fiscal year?
Offsetting stock selection in two sectors was the primary contributor to performance. Stock selection was strong in the health care sector led by Lifecell Corporation, a leader in regenerative medicine. Despite holding Crocs Inc., the stock that added the most to relative performance, the consumer discretionary sector detracted from performance due to poor stock selection, mainly led by retailers. Sector and industry allocation added to performance. Stocks held outside of the index added the most to relative performance.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. UBS is responsible for approximately 43% of the overall Fund assets. A quantitative valuation model is used to identify a targeted buy list of stocks using three primary factors — earnings revisions, analyst diffusion ((up estimates — down estimates) / total estimates), and the 12-month stock price return. Each stock is ranked in quintiles, with the top quintile as the targeted buy list. More traditional in-depth fundamental analysis is applied to provide confirmation of the earnings growth story. Emerald is responsible for approximately 42% of the overall Fund assets. Emerald is a small-cap growth stock specialist that uses in-depth research to identify attractive small-cap growth companies. Essex is responsible for approximately 15% of the overall Fund assets. Essex uses a focused and disciplined level of fundamental security analysis. They identify companies in the early stages of positive business and earnings change. Essex focuses on micro-cap stocks in addition to small-caps stocks. This micro-cap bet should help to reduce the market cap of the overall Fund.
What is the outlook for the Fund?
This Fund is a multi-managed fund that was constructed to take advantage of the unique characteristics of the underlying investment managers. Principal Management Corporation’s objective was to find investment managers that would complement each other by exhibiting a low correlation of excess returns relative to the benchmark index and a diversity of investment process. Principal Management Corporation does not anticipate any significant changes to the mix of asset managers in the Fund.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Small/Mid U.S. Equity Funds

42

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 6/30/08 (Class A and B shares) or 2/28/08 (Class C shares). Differences also may be due to Principal Management Corporation’s decision to pay (through the same dates) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Small-cap stocks may have additional risks, including greater price volatility.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	16.21%	13.31%	15.19%	1.00%	6/28/05	12/6/00
	Including Sales Charge	9.80%	11.19%	13.90%	0.13%
Class B Shares	Excluding Sales Charge	15.24%	12.45%	14.32%	0.24%	6/28/05	12/6/00
	Including Sales Charge	10.24%	11.39%	14.09%	0.24%
Class C Shares	Excluding Sales Charge	15.31%	12.45%	14.32%	0.24%	1/16/07	12/6/00
	Including Sales Charge	14.31%	12.45%	14.32%	0.24%
Russell 2000® Growth Index[3]		16.73%	14.87%	18.57%	5.59%
Morningstar Small Growth Category Average[3]		18.99%	14.66%	17.48%	5.50%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	2.07%	1.95%
Class B Shares	2.85%	2.70%
Class C Shares	4.32%	2.70%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 10.33% (1-year); 14.65% (5-year); -0.35% (since inception)
Class B Shares: 10.88% (1-year); 14.87% (5-year); -0.22% (since inception)
Class C Shares: 14.86% (1-year); 15.08% (5-year); -0.23% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Consumer, Non-cyclical	25%	24%	+1%
Technology	23%	17%	+6%
Industrial	16%	16%	0%
Communications	11%	11%	0%
Consumer, Cyclical	10%	14%	-4%
Energy	6%	5%	+1%
Financial	3%	6%	-3%
Basic Materials	2%	2%	0%
Cash Equivalents	4%	5%	-1%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Small/Mid U.S. Equity Funds

43

SmallCap Value Fund
Portfolio Manager:
Thomas Morabito, CFA
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
Financial services companies, which comprise about one third of the Russell 2000® Value Index, faced extreme difficulties as the sub-prime mortgage markets suffered a severe liquidity crisis. For the year, these companies declined in value by more than 12% in aggregate, led lower by those with direct exposure to the volatile mortgage markets. While the Fund’s financial services holdings outpaced the benchmark, many of the Fund’s largest holdings suffered declines during the year. Perhaps the strongest sector of all was energy, which advanced by more than 30% during the year. Holdings in Berry Petroleum, Massey Energy, and Atwood Oceanics all advanced sharply. The Fund also enjoyed success in the basic materials sector, led primarily by holdings in the chemical and metal and mining industries. While these groups represent relatively small positions in the Fund and index, their strong gains led the Fund higher in both absolute and relative terms. Relative to the index, the Fund’s best performing group was the consumer discretionary sector. The Fund maintained an underweighted status relative to the benchmark index throughout the year on concern that rising energy costs and higher interest rates would impact consumers’ ability to spend. Utility and consumer staples stocks both negatively impacted the Fund during the year amid the rising rate environment.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Fund focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended Fund risks are neutralized.
What is the outlook for the Fund?
The portfolio management team remains concerned about the plight of the consumer. Oil prices have remained elevated as the winter heating season approaches. While the Federal Reserve has recently reduced key interest rates, many adjustable rate mortgages are ready to reset from low teaser rates to much higher levels. Likewise, financials remain under pressure as investors continue to shun mortgage-backed securities, making valuation of these securities difficult to measure. Against this backdrop, the Fund remains focused on those areas where end markets remain strong; for example, the commercial aerospace industry, or where spending is less discretionary, as in health care.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Small/Mid U.S. Equity Funds

44

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Small-cap stocks may have additional risks, including greater price volatility.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	2.55%	12.15%	17.29%	13.55%	6/28/05	12/6/00
	Including Sales Charge	-3.10%	10.07%	15.98%	12.62%
Class B Shares	Excluding Sales Charge	1.68%	11.51%	16.54%	12.79%	6/28/05	12/6/00
	Including Sales Charge	-3.17%	10.43%	16.32%	12.79%
Class C Shares	Excluding Sales Charge	1.86%	11.56%	16.74%	13.05%	1/16/07	12/6/00
	Including Sales Charge	0.88%	11.56%	16.74%	13.05%
Russell 2000® Value Index[3]		2.05%	12.34%	18.60%	12.91%
Morningstar Small Value Category Average[3]		5.55%	11.66%	17.24%	12.42%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	2.23%	1.35%
Class B Shares	4.76%	2.29%
Class C Shares	3.12%	2.08%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: -0.37% (1-year); 15.67% (5-year); 12.40% (since inception)
Class B Shares: -0.58% (1-year); 16.02% (5-year); 12.57%(since inception)
Class C Shares: 3.68% (1-year); 16.45% (5-year); 12.83% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Financial	27%	34%	-7%
Industrial	15%	12%	+3%
Consumer, Non-cyclical	11%	10%	+1%
Consumer, Cyclical	10%	13%	-3%
Communications	8%	5%	+3%
Energy	7%	4%	+3%
Technology	7%	8%	-1%
Basic Materials	5%	6%	-1%
Utilities	5%	4%	+1%
Cash Equivalents	5%	4%	+1%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Small/Mid U.S. Equity Funds

45

West Coast Equity Fund
Portfolio Manager:
Philip M. Foreman, CFA
Edge Asset Management, Inc.
What contributed to or detracted from Fund performance during the fiscal year?
While an underweighting in financials and an overweighting in technology was a positive to performance, an underweighting in energy and telecommunications was correspondingly detrimental. Stock selection was positive to performance as evidenced by Schnitzer Steel, which benefited from the company’s scrap steel exports, and Jacobs Engineering, which was aided by the global infrastructure boom. Fund performance was also positively aided by Hilton Hotels being purchased by Blackstone Group and Danaher Corporation buying test and measurement equipment maker Tektronix Inc. Starbucks and Amgen negatively contributed to performance for the year. Higher global capital spending enhanced U.S. companies’ profitability. In addition, the weak dollar heightened this trend.
Were there any changes to the Fund’s composition during the fiscal year?
There has been a concerted move to increase large-cap holdings in the Fund. On a sector basis, the Fund has been reducing its exposure to materials and industrials. Furthermore, the exposure to consumer non-durable holdings has increased. With the recent cuts in the federal funds rate, totaling 75 basis points, there is now a greater inclination by the Fund to change its underweighting in financial holdings to a market weighting.
What is the outlook for the Fund?
The U.S. economy seems to be slowing, with a corresponding slowdown in corporate profits. Furthermore, it appears that energy prices and higher short-term rates will take their toll on economically sensitive companies. With the collapse in the housing affordability index, the problems in the U.S. real estate market are likely to affect the profitability of financial companies and home builders over the next six months. However such negativity is, for the most part, already reflected in current stock price valuations. Now that interest rates have stopped climbing, the hope going forward is that the market will provide P/E expansion for companies that can grow, especially those that are considered large-cap stocks. The intermediate and longer term outlook for stocks remains positive since they seem to be reasonably valued and under-owned.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized. The West Coast Equity Fund’s performance in 1997 benefited from agreements to limit the fund’s expenses.
Small/Mid U.S. Equity Funds

46

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
West Coast Equity Fund: Small-cap and mid-cap stocks may have additional risks, including greater price volatility. There may be additional investment risks due to the fund’s concentration in West Coast companies.
Average Annual Total Returns1 as of October 31, 2007

						Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	10-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	17.59%	14.72%	17.40%	13.07%	14.72%	11/24/86	—
	Including Sales Charge	11.12%	12.58%	16.08%	12.43%	14.41%
Class B Shares	Excluding Sales Charge	16.46%	13.65%	16.29%	12.25%	13.99%	3/30/94	11/24/86
	Including Sales Charge	11.46%	12.61%	16.07%	12.25%	13.99%
Class C Shares	Excluding Sales Charge	16.56%	13.74%	16.39%	12.09%	13.73%	3/1/02	11/24/86
	Including Sales Charge	15.56%	13.74%	16.39%	12.09%	13.73%
Russell 3000® Index[3]		14.53%	13.81%	14.83%	7.39%	11.57%
Morningstar Mid-Cap Blend Category Average[3]		15.43%	14.77%	17.70%	9.71%	12.41%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	0.85%	0.85%
Class B Shares	1.78%	1.78%
Class C Shares	1.69%	1.69%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 10.58% (1-year); 16.67% (5-year); 11.42% (10-year); 14.27% (since inception)
Class B Shares: 10.91% (1-year); 16.67% (5-year); 11.24% (10-year); 13.85% (since inception)
Class C Shares: 14.98% (1-year); 16.98% (5-year); 11.08% (10-year); 13.59% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Consumer, Non-cyclical	19%	21%	-2%
Financial	18%	20%	-2%
Industrial	14%	13%	+1%
Technology	14%	11%	+3%
Consumer, Cyclical	11%	14%	-3%
Energy	9%	7%	+2%
Communications	8%	8%	0%
Basic Materials	4%	4%	0%
Utilities	2%	0%	+2%
Cash Equivalents	1%	2%	-1%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 11/30/86. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector and country percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Small/Mid U.S. Equity Funds

47

Diversified International Fund
Portfolio Managers:
Paul H. Blankenhagen, CFA
Juliet Cohn
Chris Ibach, CFA
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
Performance during the fiscal year was driven by stock selection. Stock selection was strong in most sectors, led by information technology and industrials. The Fund holds Nintendo and one of its key suppliers, Mitsumi Electric. Both companies benefited from the success of Nintendo’s DS handheld game platform as well as the unexpected runaway success of the Wii game platform. Sales volumes of the Wii and related games have exceeded the most bullish estimates and have resulted in steady upgrades of earnings forecasts. In industrials, two key outperformers, Komatsu and MAN, saw greater demand than expected for their mining and construction equipment and trucks, respectively. Performance in the financials and consumer discretionary sectors was negatively impacted by stock selection. Stock selection in financials suffered as ABN AMRO was taken over for a large premium. The Fund did not have a holding in this bank. The European auto companies in the midst of restructuring plans were the best performers in the consumer discretionary sector. The Fund was underweighted in this area and held larger positions in the Japanese autos instead. Stock selection in emerging markets and small-cap companies contributed positively as it did in the mid- and large-cap companies in Asia, Japan, and Europe.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Fund focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended Fund risks are neutralized.
What is the outlook for the Fund?
Demand from emerging markets for everything from iron ore to beer remains robust. The portfolio management team continues to find opportunities in companies with direct sales into emerging markets and those that are indirect beneficiaries through higher commodity prices. The outlook for global economies and markets is more uncertain, but the fundamentals of international economies remain superior to those in the United States. Stronger links to emerging markets and higher commodity prices are driving faster GDP growth, with interest rates remaining relatively low. The Fund is positioned to benefit from these trends.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
International Equity Funds

48

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	33.39%	29.76%	25.73%	10.73%	6/28/05	12/6/00
	Including Sales Charge	26.09%	27.34%	24.32%	9.82%
Class B Shares	Excluding Sales Charge	32.17%	28.94%	25.04%	10.15%	6/28/05	12/6/00
	Including Sales Charge	27.17%	28.13%	24.87%	10.15%
Class C Shares	Excluding Sales Charge	32.40%	28.89%	24.92%	10.02%	1/16/07	12/6/00
	Including Sales Charge	31.40%	28.89%	24.92%	10.02%
Citigroup BMI Global ex-US Index[3]		33.01%	28.00%	27.35%	13.08%
MSCI ACWI ex-US Index[3,5]		32.43%	26.86%	25.87%	11.69%
Morningstar Foreign Large Blend Category Average[3]		27.72%	23.77%	21.98%	8.70%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.48%	1.29%
Class B Shares	2.37%	2.34%
Class C Shares	2.59%	2.08%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 23.41% (1-year); 23.92% (5-year); 8.96% (since inception)
Class B Shares: 24.50% (1-year); 24.49% (5-year); 9.31% (since inception)
Class C Shares: 28.57% (1-year); 24.53% (5-year); 9.17% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Country
Japan	16%	21%	-5%
United Kingdom	16%	19%	-3%
Germany	9%	6%	+3%
Switzerland	7%	8%	-1%
France	6%	8%	-2%
Canada	5%	6%	-1%
Australia	5%	3%	+2%
Netherlands	5%	4%	+1%
Spain	5%	3%	+2%
Other Countries	25%	20%	+5%
Cash Equivalents	1%	2%	-1%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Country percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.

5	This index is now the benchmark against which the Fund measures its performance. Principal Management Corporation and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
International Equity Funds

49

Global Real Estate Securities Fund
Portfolio Managers:
Simon Hedger
Chris Lepherd
Kelly D. Rush, CFA
Principal Real Estate Investors
What contributed to or detracted from Fund performance during the fiscal year?
This performance commentary covers the one-month period since the Fund’s inception on October 1, 2007. Stock selection contributed positively to performance and the effect from country allocation was neutral. The North America segment was a key contributor with good stock selection among U.S. real estate investment trusts. The primary drivers of performance were several favorable stock picks in the office and retail property sectors. The European segment contributed positively as the strategy of overweighting companies who own prime, high-quality real estate proved successful. Also, an overweighting in Belgian, Swedish, and Dutch stocks, where an above-average level of dividend yield was available, was beneficial. Avoiding German residential developers with a high level of financial leverage helped index relative results. The Asia Pacific segment enjoyed favorable stock selection, most notably in Japan. Driving the Japanese outperformance were positions to property fund managers K.K. DaVinci and Kenedix Inc.
What is the outlook for the Fund?
The direction of economic growth and property valuations are the key issues facing property stock investors in the future months. Upheaval in credit markets raises the risk of a recession in the U.S. that could spread worldwide. Asia’s growth could be at risk if the U.S. economy slows the demand for exports from the Asian region. A declining U.S. dollar only exacerbates this risk. A weakening worldwide economy would likely cause pressure on property stocks. Economic resiliency could benefit them.
A second key issue will be any movement in property values. Stock price declines in the U.S. and Europe reflect investor expectations that property values are poised to fall. In the months ahead, it will become evident if this forecast is accurate. Property sale activity has slowed of late as credit market disruption has decelerated transaction activity. The widening spread between the prices property buyers have been willing to bid and what sellers have been asking has also retarded sale activity. Eventually, this bid/ask spread will narrow, and property sales activity will increase. As sales activity increases it will better demonstrate the value of the property companies. If the realized decline is greater than that being presently forecasted by property stock price levels, additional price pressure may follow. If the realized decline is less than that being forecasted by the stocks presently, they may rally. Short term, one can expect an above average level of volatility as investor expectations swing both positively and negatively along with the revelation of new economic and real estate data.
International Equity Funds

50

	Gross	Net
Total Investment Expense[1]	Expense Ratio	Expense Ratio

As shown in the 10/01/07 prospectus.
Class A Shares	35.25%	1.45%
Class C Shares	47.23%	2.20%

As of
Portfolio Composition[2]	10/31/07

Country
United States	31%
Australia	12%
Japan	11%
Hong Kong	11%
United Kingdom	8%
France	4%
Singapore	4%
Canada	3%
Netherlands	2%
Austria	1%
Belgium	1%
China	1%
Germany	1%
Poland	1%
Sweden	1%
Cash Equivalents	9%

1	Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/09. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/09) certain expenses that would normally be payable by the fund.

2	Country percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
International Equity Funds

51

International Emerging Markets Fund
Portfolio Managers:
Michael L. Reynal
Michael Ade, CFA
Mihail Dobrinov, CFA
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
Performance was primarily driven by strong stock selection in South Africa, Taiwan, and Brazil. The Fund also performed well in the energy, financials, and materials sectors. The top performing stocks were Angang Steel Co Ltd., Pacific Basin Shipping Ltd., and Hyundai Heavy Industries Co. Poor stock selection in Chile and Hong Kong negatively contributed to performance. The stocks that detracted from performance were High Tech Computer Corp, Hindustan Zinc Ltd, and Kolon Engineering and Construction Co Ltd. Latin America outperformed Asia, while the Eastern Europe, Middle East, and Africa (EEMEA) regions lagged. Performance in Latin America was driven by Brazil, Chile, and Peru, which benefited from strong commodity prices and capital flows. Asia performed well. In Asia, China and India rose significantly. The Chinese market more than doubled over the year on strong growth and continued infrastructure spending. India also rose significantly, to the extent that capital flows have become problematic for the Central Bank. In EEMEA, Turkey was the best performer as interest rates fell sharply during the first half of the year. Russia lagged notwithstanding strong oil prices.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Fund focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended Fund risks are neutralized.
What is the outlook for the Fund?
The Fund is focused on opportunities in the emerging markets universe and should not be directly impacted by volatility in the U.S. financials sector. The team does fear a global slowdown following weakness in the U.S. economy, which could impact exports from Asia in particular. Thus, the Fund is positioned in less cyclical sectors. The outlook for commodity markets remains surprisingly buoyant, which should boost Latin American and certain Asian economies. The outlook for growth in Asia remains robust, notwithstanding the expected slowdown in the United States and Europe, and the Fund is positioned to benefit from the growth in infrastructure spending and consumption.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
International Equity Funds

52

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	72.31%	48.77%	41.63%	25.67%	6/28/05	12/6/00
	Including Sales Charge	62.86%	45.98%	40.04%	24.65%
Class B Shares	Excluding Sales Charge	70.81%	47.51%	40.54%	24.74%	6/28/05	12/6/00
	Including Sales Charge	65.81%	46.89%	40.44%	24.74%
Class C Shares	Excluding Sales Charge	71.02%	47.67%	40.62%	24.78%	1/16/07	12/6/00
	Including Sales Charge	70.02%	47.67%	40.62%	24.78%
MSCI Emerging Markets Free Index – NDTR[3]		67.84%	44.73%	39.84%	25.55%
Morningstar Diversified Emerging Markets Category Average[3]		64.10%	42.29%	37.99%	24.15%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	2.00%	2.00%
Class B Shares	3.03%	3.03%
Class C Shares	4.54%	2.80%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 51.94% (1-year); 37.76% (5-year); 22.82% (since inception)
Class B Shares: 54.41% (1-year); 38.14% (5-year); 22.92% (since inception)
Class C Shares: 58.44% (1-year); 38.30% (5-year); 22.94% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Country
Republic of Korea	15%	16%	-1%
Brazil	13%	12%	+1%
Hong Kong	11%	5%	+6%
Taiwan, Province of China	10%	12%	-2%
Russian Federation	9%	12%	-3%
China	7%	7%	0%
South Africa	7%	7%	0%
India	6%	6%	0%
Mexico	4%	8%	-4%
Indonesia	2%	2%	0%
Malaysia	2%	2%	0%
Other Countries	12%	8%	+4%
Cash Equivalents	2%	3%	-1%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Country percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
International Equity Funds

53

International Growth Fund
Portfolio Manager:
Steven Larson, CFA
John Pihlblad, CFA
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
Effective stock selection within the information technology and industrials sectors contributed most positively to the Fund’s performance for the year. More specifically, capital goods and technology hardware and equipment were among the best performing industries. Stock selection within the financials and consumer staples sectors contributed most negatively to performance for the year, while banks and food, beverages, and tobacco were the most challenging industries. From a country perspective, stock selection was most effective in Japan, Germany, and Switzerland, and least effective in the United Kingdom. The largest positive individual contributors to the Fund’s performance for the 12-month period included Nintendo and STX Shipbuilding. Nintendo, a Japanese pioneer of home video game systems, has created innovative software and unique interface controllers that have driven dramatic revenue and profit growth that has exceeded even the most aggressive forecasts. Rising volumes and lower costs for the Nintendo Wii game console are expanding profit margins. STX Shipbuilding, a South Korean manufacturer of ships, continues to benefit from robust global demand for bulk freight. As a result, both shipping rates and the demand for new ships have been rising. Negative contributors to Fund performance for the period included two consumer staples companies: C&C Group, an Irish beverage producer that was negatively impacted by poor weather, and Tate & Lyle, a United Kingdom provider of sweeteners, such as Splenda, that failed to meet high expectations for sales to U.S. soft-drink companies.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Fund focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended Fund risks are neutralized.
What is the outlook for the Fund?
The growth orientation of the Fund is attractive due to lower exposure to financial services companies and relatively higher exposure to technology, health care, and industries that are not as closely linked to the credit market cycle. Among the Fund’s financial holdings, emphasis is on well-funded and strongly capitalized financials with limited risk from exposure to U.S. mortgages and mortgage-backed securities. The outlook for global economies and markets is more uncertain, but the fundamentals of international economies remain superior to those in the United States. The Fund is positioned to benefit from this continuing trend.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
International Equity Funds

54

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/09. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/09) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	28.93%	26.63%	25.25%	10.63%	10/1/07	12/6/00
	Including Sales Charge	21.88%	24.25%	23.82%	9.73%
Class C Shares	Excluding Sales Charge	27.98%	25.69%	24.32%	9.81%	10/1/07	12/6/00
	Including Sales Charge	26.98%	25.69%	24.32%	9.81%
Citigroup BMI World ex-US Growth Index[3]		26.87%	24.31%	23.74%	21.18%
Morningstar Foreign Large Growth Category Average[3]		32.07%	24.66%	22.46%	23.04%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 10/01/07 prospectus.
Class A Shares	24.07%	1.60%
Class C Shares	32.44%	2.35%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 21.33% (1-year); 24.16% (5-year); 9.12% (since inception)
Class C Shares: 26.42% (1-year); 24.63% (5-year); 9.20% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Country
United Kingdom	18%	18%	0%
Japan	17%	22%	-5%
Germany	9%	6%	+3%
Canada	7%	7%	0%
Australia	6%	4%	+2%
Switzerland	6%	7%	-1%
France	5%	8%	-3%
Spain	4%	3%	+1%
United States	4%	2%	+2%
Netherlands	3%	4%	-1%
Italy	3%	2%	+1%
Sweden	3%	2%	+1%
Singapore	2%	1%	+1%
Hong Kong	2%	2%	0%
Other Countries	8%	12%	-4%
Cash Equivalent	2%	0%	+2%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Country percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
International Equity Funds

55

Bond & Mortgage Securities Fund
Portfolio Managers:
William C. Armstrong, CFA
Timothy R. Warrick, CFA
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
Most non-Treasury sectors underperformed Treasuries during the period. Below investment grade corporate bonds, which are not included in the Lehman Brothers Aggregate Bond Index, were one exception, outperforming like-duration U.S. Treasuries with an excess return of 0.34%. The Fund benefited from an out-of-index allocation to below investment grade corporate bonds. Overweighted positions in commercial mortgage-backed securities (CMBS), asset-backed securities, and investment-grade corporate bonds negatively impacted performance, as these sectors underperformed the index. Underweighted positions in U.S. agencies and U.S. Treasuries negatively impacted performance, as these sectors outperformed the index. The Fund was neutral to mortgage-backed securities (MBS), which performed in line with the index.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Fund’s process, aggressive shifts in Fund duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield curve positioning and individual selection.
What is the outlook for the Fund?
Portfolio management believes that the reasonably strong underlying fundamentals of corporations and consumers, coupled with a friendly Federal Reserve, will provide the support to help ensure that financial markets turmoil is relatively short-lived and contained. They believe growth will slow, but the U.S. economy should avoid recession. Defaults and losses will continue as a result of the sub-prime crisis, but current valuations reflect extreme losses that the Fund management team does not believe will ultimately be realized. Fundamentals of corporations remain strong, but will gradually decline over the next two years (defaults have remained around 1% for the past 12 months). However, current risk premiums reflect the fundamental risks, plus the potential of a steep increase in defaults/credit deterioration, which the team does not believe will materialize. Despite unfavorable technicals (CMBS are now being shorted aggressively by macro hedge funds), the team believes that underlying commercial mortgages will continue to perform and do not have the same fundamental risk as sub-prime residential MBS. The portfolio management team believes this market environment represents numerous long-term opportunities that offer necessary value to withstand the short-term volatility of risk premiums.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Fixed-Income Funds

56

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 6/30/09 (Class A and B shares) or 2/28/08 (Class C shares). Differences also may be due to Principal Management Corporation’s decision to pay (through the same dates) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	3.42%	3.13%	3.72%	4.84%	6/28/05	12/6/00
	Including Sales Charge	-1.21%	1.56%	2.76%	4.13%
Class B Shares	Excluding Sales Charge	2.74%	2.48%	3.12%	4.27%	6/28/05	12/6/00
	Including Sales Charge	-2.18%	1.24%	2.77%	4.27%
Class C Shares	Excluding Sales Charge	2.46%	2.29%	2.95%	4.10%	1/16/07	12/6/00
	Including Sales Charge	1.48%	2.29%	2.95%	4.10%
Lehman Brothers Aggregate Bond Index[3]		5.38%	3.88%	4.42%	5.63%
Morningstar Intermediate-Term Bond Category Average[3]		4.19%	3.28%	4.35%	4.95%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.03%	0.94%
Class B Shares	2.05%	1.60%
Class C Shares	3.86%	1.75%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: -1.14% (1-year); 2.52% (5-year); 4.10% (since inception)
Class B Shares: -2.10% (1-year); 2.52% (5-year); 4.24% (since inception)
Class C Shares: 1.66% (1-year); 2.70% (5-year); 4.07% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Bond	58%	59%	-1%
U.S. Government & Government Agency Obligations	37%	35%	+2%
Preferred Stock	2%	0%	+2%
Cash Equivalents	3%	6%	-3%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on market value. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Fixed-Income Funds

57

California Insured Intermediate Municipal Fund
Portfolio Manager:
Joseph A. Piraro
Van Kampen Asset Management
What contributed to or detracted from Fund performance during the fiscal year?
The Fund’s allocation to uninsured (yet still investment grade) bonds, primarily BBB-rated credits, detracted from overall performance. Lower-rated bonds outperformed higher-quality issues until July 2007, when credit spreads widened, most significantly in the lower-rated segment of the market. Spreads remained wider throughout the remainder of the period. As a result, the Fund’s exposure to lower-rated securities detracted from returns for the overall reporting period, even though these securities had contributed positively in the earlier months of the period. The Fund’s longer duration (a measure of interest-rate risk) was additive to returns when interest rates declined but detracted from overall performance as rates generally rose over the course of the one-year period. A short position in U.S. Treasury futures, implemented as a hedge for interest-rate risk, proved to be an effective hedging strategy but dampened performance as rates fell in the latter months. An overweighting to the housing sector contributed positively to performance. Holdings in the sector were shorter maturity, higher yielding bonds and as such, experienced less volatility during the period. A minimal exposure to tobacco bonds proved beneficial as the sector experienced the greatest spread widening. Strong security selection in tax-supported debt was also additive to performance while security selection in health care held back returns.
Were there any changes to the Fund’s composition during the fiscal year?
In an effort to enhance the Fund’s yield, the allocation to uninsured (yet still investment grade) bonds, particularly BBB-rated credits, was increased. Purchases here, which were primarily in the health care and housing sectors, were funded through the sale of securities purchased at lower acquisition yields. As of October 31, 2007, BBB-rated credits represented approximately 16% of Fund holdings. Given the relatively flat shape of the yield curve through much of the period, the Fund was more focused on the longer end of its investable maturity range, particularly bonds in the 12-to-15 year portion of the yield curve, in an effort to capture more attractive yields. In addition, based on expectations of Federal Reserve rate cuts, the Fund maintained a slightly longer duration (a measure of interest-rate risk). To help manage interest-rate risk, a hedge was implemented through a short position in U.S. Treasury futures.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized. Performance between 1995 and 2003 for the California Insured Intermediate Municipal Fund benefited from agreements to limit the fund’s expenses.
Fixed-Income Funds

58

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. A portion of the funds’ income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.
Average Annual Total Returns1 as of October 31, 2007

						Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	10-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	2.14%	2.43%	3.12%	4.24%	5.12%	4/4/94	—
	Including Sales Charge	-2.49%	0.89%	2.18%	3.77%	4.77%
Class B Shares	Excluding Sales Charge	1.36%	1.66%	2.34%	3.61%	—	7/1/94	—
	Including Sales Charge	-3.57%	0.39%	1.98%	3.61%	—
Class C Shares	Excluding Sales Charge	1.36%	1.65%	2.34%	3.53%	4.42%	3/1/02	4/4/94
	Including Sales Charge	0.37%	1.65%	2.34%	3.53%	4.42%
Lehman Brothers Municipal Bond Index[3]		2.91%	3.72%	4.46%	5.29%	5.97%
Morningstar Muni CA Interm/Short Category Average[3]		2.13%	2.62%	3.03%	4.09%	4.70%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	0.86%	0.86%
Class B Shares	1.62%	1.62%
Class C Shares	1.62%	1.62%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: -2.30% (1-year); 1.63% (5-year); 3.79% (10-year); 4.78% (since inception)
Class B Shares: -3.38% (1-year); 1.44% (5-year); 3.63% (10-year)
Class C Shares: 0.57% (1-year); 1.79% (5-year); 3.55% (10-year); 4.44% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Credit Quality
AAA/Aaa	82%	86%	-4%
AA/Aa	0%	2%	-2%
BBB/Baa	8%	9%	-1%
Not rated	10%	3%	+7%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 4/30/94. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Credit quality percentages are based on market value and may differ from current portfolio composition. Percentages of BBB/Baa-rated securities include unrated securities that have been determined by the subadvisor to be of comparable quality. These securities amount to 2.35% of the California Insured Intermediate Municipal Fund.
Fixed-Income Funds

59

California Municipal Fund
Portfolio Manager:
Joseph A. Piraro
Van Kampen Asset Management
What contributed to or detracted from Fund performance during the fiscal year?
Performance was primarily attributable to holdings in lower-rated, higher-yielding securities. Lower-rated bonds outperformed higher-quality issues until July 2007, when credit spreads widened, most significantly in the lower-rated segment of the market. Spreads remained wider throughout the remaining months of the period. As a result, the Fund’s exposure to lower-rated securities detracted from returns for the overall reporting period, even though these securities had contributed positively in the earlier months of the period. Holdings here were primarily in the tobacco, health care, and housing sectors, all of which suffered from spread widening. An overweight to the tobacco sector further hindered performance. The Fund’s slightly longer duration (a measure of interest-rate risk) was additive to returns when interest rates declined but detracted from overall performance as rates generally rose over the course of the one-year period. In addition, a short position in U.S. Treasury futures, implemented as a hedge for interest-rate risk, proved to be an effective hedging strategy but dampened performance as rates fell in the latter months. The Fund’s emphasis on longer-maturity bonds (25 years or more) also hindered performance. Conversely, holdings in state general obligation bonds and pre-refunded bonds were additive to performance for the reporting year.
Were there any changes to the Fund’s composition during the fiscal year?
In an effort to enhance the Fund’s yield, the allocation to lower-rated (yet still investment grade) bonds, particularly BBB-rated credits, was increased. Purchases here, which were primarily in the tobacco, health care, and housing sectors, were funded through the sale of securities purchased at lower acquisition yields. As of October 31, 2007, BBB-rated credits represented approximately 25% of Fund holdings. Given the relatively flat shape of the yield curve through much of the period, the Fund was more focused on the long end of the yield curve in order to capture more attractive yields, favoring bonds with maturities of 25 years of more. Based on expectation of Federal Reserve rate cuts, the Fund maintained a slightly longer duration (a measure of interest-rate risk). To help manage interest-rate risk, a hedge was implemented through a short position in U.S. Treasury futures.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized. Performance between 1995 and 1999 for the California Municipal Fund benefited from agreements to limit the fund’s expenses.
Fixed-Income Funds

60

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. A portion of the funds’ income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.
Average Annual Total Returns1 as of October 31, 2007

						Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	10-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	-0.37%	2.95%	3.75%	4.59%	5.89%	7/25/89	—
	Including Sales Charge	-4.83%	1.38%	2.81%	4.11%	5.62%
Class B Shares	Excluding Sales Charge	-1.12%	2.18%	2.98%	3.97%	—	7/1/94	—
	Including Sales Charge	-5.87%	0.97%	2.64%	3.97%	—
Class C Shares	Excluding Sales Charge	-1.14%	2.17%	2.97%	3.85%	5.19%	3/1/02	7/25/89
	Including Sales Charge	-2.09%	2.17%	2.97%	3.85%	5.19%
Lehman Brothers Municipal Bond Index[3]		2.91%	3.72%	4.46%	5.29%	6.47%
Morningstar Muni CA Long Category Average[3]		1.25%	3.34%	4.02%	4.55%	5.82%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	0.84%	0.83%
Class B Shares	1.58%	1.58%
Class C Shares	1.59%	1.59%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: -4.61% (1-year); 2.12% (5-year); 4.12% (10-year); 5.61% (since inception)
Class B Shares: -5.63% (1-year); 1.96% (5-year); 3.98% (10-year)
Class C Shares: -1.84% (1-year); 2.29% (5-year); 3.87% (10-year); 5.18% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Credit Quality
AA/Aaa	42%	49%	-7%
AA/Aa	8%	3%	+5%
A/A	9%	11%	-2%
BBB/Baa	26%	27%	-1%
Not rated	15%	10%	+5%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 7/31/89. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Credit quality percentages are based on market value and may differ from current portfolio composition. Percentages of BBB/Baa-rated securities include unrated securities that have been determined by the subadvisor to be of comparable quality. These securities amount to 8.82% of the California Municipal Fund.
Fixed-Income Funds

61

Government & High Quality Bond Fund
Portfolio Managers:
Brad Fredericks
Lisa A. Stange, CFA
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
The primary detractors to the Fund’s performance were a lower than index weighting to U.S. Treasuries and agency debentures, and a higher than index weighting to commercial mortgage-backed securities (CMBS) and home equity asset-backed securities. Within the latter sectors, AAA securities, where the Fund was focused, did perform better than their lower quality peers, but still had negative excess returns versus Treasuries. The Fund may hold securities in either cash or in synthetic form. Holding synthetic securities involves getting paid the return of the sector (e.g., mortgage-backed securities (MBS)) by a counterparty, paying the counterparty a financing rate, and investing the cash in AAA short-term securities rather than the MBS. Synthetic replication of MBS and U.S. Treasuries hurt performance, as short-term investments severely underperformed. In particular, floating rate home equity asset-backed securities fell in value, causing the overall Fund to underperform. All non-Treasury sectors experienced negative excess returns as risk premiums increased. The worst performing sector was floating rate asset-backed securities, which suffered the largest increase in risk premium. The Fund also held CMBS, which were a major detractor to performance.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Fund’s process, aggressive shifts in Fund duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield curve positioning and individual selection.
What is the outlook for the Fund?
Portfolio management believes that the reasonably strong underlying fundamentals of corporations and consumers, coupled with a friendly Federal Reserve, will provide the support to ensure that the financial markets turmoil is relatively short-lived and contained. They believe growth will slow, but the U.S. economy should avoid recession. Defaults and losses will continue as a result of the sub-prime crisis, but current valuations reflect extreme losses that the portfolio management team does not believe will ultimately be realized. Fundamentals of corporations remain strong, but will gradually decline over the next two years (defaults have remained around 1% for the past 12 months). However, current risk premiums reflect the fundamental risks, plus the potential of a steep increase in defaults/credit deterioration, which the team does not believe will materialize. Despite unfavorable technicals (CMBS are now being shorted aggressively by macro hedge funds), the team believes that underlying commercial mortgages will continue to perform and do not have the same fundamental risk as sub-prime residential MBS. The portfolio management team believes this market environment represents numerous long-term opportunities, which offer necessary value to withstand the short-term volatility of risk premiums.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Fixed-Income Funds

62

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	3.84%	2.95%	2.79%	4.09%	6/28/05	12/6/00
	Including Sales Charge	-0.86%	1.37%	1.84%	3.39%
Class B Shares	Excluding Sales Charge	2.94%	2.11%	2.05%	3.38%	6/28/05	12/6/00
	Including Sales Charge	-2.02%	0.86%	1.70%	3.38%
Class C Shares	Excluding Sales Charge	3.01%	2.17%	2.04%	3.35%	1/16/07	12/6/00
	Including Sales Charge	2.01%	2.17%	2.04%	3.35%
Lehman Brothers Government/Mortgage Index[3]		5.75%	4.05%	4.03%	5.34%
Morningstar Intermediate Government Category Average[3]		4.52%	3.14%	3.10%	4.40%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	0.87%	0.86%
Class B Shares	1.75%	1.74%
Class C Shares	3.75%	1.65%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: -0.86% (1-year); 1.78% (5-year); 3.35% (since inception)
Class B Shares: -2.10% (1-year); 1.64% (5-year); 3.36% (since inception)
Class C Shares: 1.93% (1-year); 1.96% (5-year); 3.30% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
U.S. Government & Government Agency Obligations	49%	44%	+5%
Bond	39%	49%	-10%
Cash Equivalents	12%	7%	+5%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on market value. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Fixed-Income Funds

63

High Yield Fund II
Portfolio Manager:
Gary J. Pokrzywinski, CFA
Edge Asset Management, Inc.
What contributed to or detracted from Fund performance during the fiscal year?
A good portion of the performance was due to the avoidance of troubled sectors like financial institutions and home builders, as well as the performance of a number of companies with ties to health care, consumer non durables, and emerging markets. New Flyer, Brazilian government bonds, HCA, HealthSouth, and two Hong Kong-based companies doing business in China, —Sinofert and Golden Eagle — all added to positive performance. Negative standouts were Time Warner Cable, Teekay LNG, Jazz Semiconductor, Vion Pharmaceuticals, and Tenet Healthcare.
Were there any changes to the Fund’s composition during the fiscal year?
Over the year, the Fund initiated various small positions in Chinese consumption-related companies. The utility sector was increased both because of the industry’s good supply/demand structure and its limited cyclical nature, as well as some dislocations on the regulatory front that allowed prices to cheapen. Exposure to gaming was reduced because of the deteriorating supply/demand characteristics of the Las Vegas market. During the year, all real estate investment trusts (REITs) were eliminated from the Fund except for one position. In the last three months of the year, cash and cash surrogates grew to take advantage of the significant amount of new issue volume that is anticipated to come to market fairly soon.
The Fund is constructed with a long-term focus and a value-oriented philosophy. It emphasizes sectors that the portfolio manager views as favorable on a long-term basis, such as health care, finance, technology, telecom/media, gaming, and services. Opportunities are also sought among the best companies in out-of-favor sectors. Additionally, the Fund may utilize alternative investments — such as broken convertibles, emerging market securities, and REITs — to enhance diversification and return potential.
What is the outlook for the Fund?
The high-yield market has weakened somewhat in conjunction with the fallout from the housing/mortgage market. The Fund continues to be positioned with the core portion of the Fund in sectors and asset classes that have historically exhibited low sensitivity to economic growth and a small portion of the Fund in areas that are more economically sensitive. Overall, the portfolio management team aims to keep the risk of the Fund equal to that of the high yield market. There are areas of the market that the Fund has not owned historically that are becoming attractive (e.g., financials, housing related issues) and will be considered for potential additions to the Fund.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized. The performance of the High Yield Fund II between 1998 and 1999 benefited from agreements to limit the fund’s expenses.
Fixed-Income Funds

64

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Lower-rated securities are subject to additional credit and default risks.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	9.63%	10.22%	14.56%	8.16%	4/8/98	—
	Including Sales Charge	4.75%	8.55%	13.52%	7.64%
Class B Shares	Excluding Sales Charge	8.82%	9.38%	13.70%	7.52%	5/5/98	4/8/98
	Including Sales Charge	3.84%	8.26%	13.46%	7.52%
Class C Shares	Excluding Sales Charge	8.76%	9.37%	13.70%	7.29%	3/1/02	4/8/98
	Including Sales Charge	7.76%	9.37%	13.70%	7.29%
Citigroup U.S. High-Yield Market Capped Index[3]		6.92%	6.53%	12.75%	—
Morningstar High-Yield Bond Category Average[3]		6.25%	6.28%	11.46%	4.35%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	0.90%	0.90%
Class B Shares	1.66%	1.66%
Class C Shares	1.65%	1.65%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 5.49% (1-year); 13.66% (5-year); 7.57% (since inception)
Class B Shares: 4.54% (1-year); 13.59% (5-year); 7.44% (since inception)
Class C Shares: 8.60% (1-year); 13.85% (5-year); 7.22% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Bonds	78%	87%	-9%
Common Stock	6%	6%	0%
Convertible Bonds	6%	0%	+6%
U.S. Government & Government Agency Obligations	3%	0%	+3%
Senior Floating Rate Interests	2%	0%	+2%
Convertible Preferred Stock	0%	2%	-2%
Cash Equivalents	5%	5%	0%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 4/30/98. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Fixed-Income Funds

65

Income Fund
Portfolio Managers:
John R. Friedl, CFA
Gary J. Pokrzywinski, CFA
Edge Asset Management, Inc.
What contributed to or detracted from Fund performance during the fiscal year?
The biggest contributor to performance for the period was security selection within the corporate bond sector. Specific bonds that aided performance included Tesoro and HealthSouth. Tesoro benefited from the continued strong industry conditions for refiners as well as the positive credit impact from a recent refinery acquisition. HealthSouth outperformed due to a successful restructuring of the company through asset sales. One bond that negatively affected results was Harrah’s following a leveraged buyout announcement in October 2006.
Were there any changes to the Fund’s composition during the fiscal year?
The most significant change to the Fund was a reduction in risk. Allocations to Treasuries and cash were increased at the same time that allocations to lower rated corporate credits were decreased. This reflects the possibility that an economic slowdown could become more pronounced. The Fund invests in a diversified pool of fixed-income securities selected with a long-term focus and a value-oriented philosophy. The portfolio manager favors securities and sectors that he believes could perform well over one or more economic cycles. He also looks for opportunities among the best companies in out-of-favor sectors and typically keeps the Fund’s duration close to that of its benchmark.
What is the outlook for the Fund?
The effect of the severe housing slowdown is now filtering through the overall domestic economy. Financial institutions are cutting back on lending as their balance sheets are burdened with sub-prime loans. Consumers continue to spend, but investors are worried that the spending will slow in the wake of lower home prices, tighter lending conditions, and higher oil prices. The Federal Reserve should continue to lower interest rates to help support the economy, but the positive effects of such actions could take time to be realized. The Fund has reduced some of its riskier assets in anticipation of this economic slowdown. While it is difficult to predict how long the slowdown will last, there should be opportunities to invest in good companies at attractive prices.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized. The Income Fund’s performance in 1999 benefited from agreements to limit the fund’s expenses.
Fixed-Income Funds

66

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government. Lower-rated securities are subject to additional credit and default risks.
Average Annual Total Returns1 as of October 31, 2007

						Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	10-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	4.47%	3.72%	5.56%	5.75%	8.13%	12/15/75	—
	Including Sales Charge	-0.25%	2.13%	4.58%	5.26%	7.97%
Class B Shares	Excluding Sales Charge	3.69%	2.96%	4.81%	5.14%	7.53%	3/30/94	12/15/75
	Including Sales Charge	-1.26%	1.75%	4.48%	5.14%	7.53%
Class C Shares	Excluding Sales Charge	3.71%	2.96%	4.82%	5.06%	7.51%	3/1/02	12/15/75
	Including Sales Charge	2.72%	2.96%	4.82%	5.06%	7.51%
Citigroup Broad Investment-Grade Bond Index[3]		5.50%	3.98%	4.52%	5.95%	—
Morningstar Intermediate-Term Bond Category Average[3]		4.19%	3.28%	4.35%	5.14%	8.61%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	0.89%	0.89%
Class B Shares	1.65%	1.64%
Class C Shares	1.64%	1.64%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: -0.38% (1-year); 4.31% (5-year); 5.35% (10-year); 7.96% (since inception)
Class B Shares: -1.37% (1-year); 4.18% (5-year); 5.22% (10-year); 7.52% (since inception)
Class C Shares: 2.71% (1-year); 4.52% (5-year); 5.14% (10-year); 7.50% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Bonds	62%	66%	-4%
U.S. Government & Government Agency Obligations	34%	32%	+2%
Convertible Bonds	1%	0%	+1%
Cash Equivalents	3%	2%	+1%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/78. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Fixed-Income Funds

67

Inflation Protection Fund
Portfolio Managers:
Martin J. Schafer
Gwen Swanger, CFA
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
Most fixed-income asset classes underperformed Treasuries during the period, with U.S. Treasury inflation-protected securities (TIPS) an outperformer. The Fund was hindered by tactically underweighting its exposure to TIPS and helped by being slightly overweighted in its overall duration. Duration is a measure of a bond’s price sensitivity to changes in interest rates. The underweighting in TIPS was strategically invested in commercial mortgage-backed securities (CMBS) and asset-backed securities, which underperformed both nominal and inflation securities. Performance was also hurt by utilizing a strategy of entering into secured lending agreements for over 20% of the Fund and total rate of return swaps on 50% of the Fund. Secured lending agreements and total return swaps effectively earn the return of the TIPS for a specified period, while investing the proceeds in higher-yielding short-term instruments. However, the price underperformance of the higher-yielding short-term instruments overwhelmed any incremental yield advantage, leading to the material underperformance.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Fund’s process, aggressive shifts in Fund duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield curve positioning and individual selection.
What is the outlook for the Fund?
Portfolio management believes that the reasonably strong underlying fundamentals of corporations and consumers, coupled with a friendly Federal Reserve, will provide the support to ensure that the financial markets turmoil is relatively short-lived and contained. They believe growth will slow, but the U.S. economy should avoid a recession. Defaults and losses will continue as a result of the sub-prime crisis, but current valuations reflect extreme losses that the portfolio management team does not believe will ultimately be realized. Fundamentals of corporations remain strong, but will gradually decline over the next two years (defaults have remained around 1% for the past 12 months). However, current risk premiums reflect the fundamental risks, plus the potential of a steep increase in defaults/credit deterioration, which the team does not believe will materialize. Despite unfavorable technicals (CMBS are now being shorted aggressively by macro hedge funds), the team believes that underlying commercial mortgages will continue to perform and do not have the same fundamental risk as sub-prime residential mortgage-backed securities. The portfolio management team believes this market environment represents numerous long-term opportunities, which offer necessary value to withstand the short-term volatility of risk premiums.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Fixed-Income Funds

68

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government.
Average Annual Total Returns1 as of October 31, 2007

			Since	Inception	Extended Performance
		1-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	2.88%	2.67%	6/28/05	12/29/04
	Including Sales Charge	-1.79%	1.02%
Class C Shares	Excluding Sales Charge	2.26%	1.88%	1/16/07	12/29/04
	Including Sales Charge	1.27%	1.88%
Lehman Brothers U.S. Treasury TIPS Index[3]		6.33%	3.80%
Morningstar Inflation-Protected Bond Category Average[3]		5.34%	3.01%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.94%	0.90%
Class C Shares	3.78%	1.65%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: -2.60% (1-year); 0.81% (since inception)
Class C Shares: 0.57% (1-year); 1.72% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Bond	64%	50%	+14%
U.S. Government & Government Agency Obligations	32%	47%	-15%
Cash Equivalents	4%	3%	+1%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the Inflation Protection Fund’s benchmarks are calculated from 12/31/04. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on market value. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Fixed-Income Funds

69

Mortgage Securities Fund
Portfolio Manager:
Craig V. Sosey
Edge Asset Management, Inc.
What contributed to or detracted from Fund performance during the fiscal year?
Unlike many of its peers, the Fund did not hold any bonds backed by sub-prime loans. This helped peer-relative performance as sub-prime backed bonds underperformed dramatically. However, the Fund’s non-agency mortgage bonds (those not backed by government agencies) also underperformed, hurting results in spite of the very good underlying collateral performance of the bonds. The Fund’s specified mortgage-backed securities (those with certain desirable underlying loan characteristics such as low loan balances) also underperformed as investors focused solely on the most generic, liquid bonds in the turmoil of the last few months. The Fund’s duration was slightly shorter than the overall mortgage market, hindering performance when rates fell, although the overall positioning of the Fund on the yield curve offset this somewhat. In addition, the Fund’s non-mortgage sectors (cash, agency debt, and Treasuries) positively impacted performance given the lack of credit and liquidity concerns within those sectors.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The portfolio manager emphasizes a value-based, bottom-up approach to picking individual securities. Mortgage-backed securities and collateralized mortgage obligations comprise the majority of Fund holdings, while a small allocation to Treasury and agency securities is used to manage liquidity and duration. The manager strives to keep the Fund’s duration close to that of its benchmark to prevent performance from being whipsawed or left behind by large interest rate movements.
What is the outlook for the Fund?
The mortgage market will most likely remain in some disarray due to the continuing housing slowdown. The Fund will attempt to take advantage of further dislocations in the mortgage market by potentially adding to the non-agency holdings where the risk/return profile of the bonds are favorable as well as adding attractive specified mortgage-backed securities to the Fund.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized. The Mortgage Securities Fund’s performance between 1998 and 2000 benefited from agreements to limit the fund’s expenses.
Fixed-Income Funds

70

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government.
Average Annual Total Returns1 as of October 31, 2007

						Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	10-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	4.65%	3.46%	3.31%	4.99%	7.34%	5/4/84	—
	Including Sales Charge	-0.08%	1.89%	2.36%	4.50%	7.13%
Class B Shares	Excluding Sales Charge	3.78%	2.69%	2.55%	4.36%	6.72%	3/30/94	5/4/84
	Including Sales Charge	-1.21%	1.45%	2.21%	4.36%	6.72%
Class C Shares	Excluding Sales Charge	3.92%	2.72%	2.56%	4.30%	6.66%	3/1/02	5/4/84
	Including Sales Charge	2.92%	2.72%	2.56%	4.30%	6.66%
Citigroup Mortgage Index[3]		5.64%	4.37%	4.30%	5.86%	9.12%
Morningstar Intermediate Government Category Average[3]		4.52%	3.14%	3.10%	4.86%	7.30%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	0.91%	0.91%
Class B Shares	1.66%	1.65%
Class C Shares	1.63%	1.63%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: -0.39% (1-year); 2.22% (5-year); 4.59% (10-year); 7.11% (since inception)
Class B Shares: -1.32% (1-year); 2.07% (5-year); 4.44% (10-year); 6.70% (since inception)
Class C Shares: 2.71% (1-year); 2.43% (5-year); 4.40% (10-year); 6.65% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
U.S. Government & Government Agency Obligations	71%	75%	-4%
Bonds	25%	24%	+1%
Cash Equivalents	4%	1%	+3%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 5/31/84. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on market value. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Fixed-Income Funds

71

Preferred Securities Fund
Portfolio Managers:
L. Phillip Jacoby
Bernard M. Sussman
Spectrum Asset Management, Inc.
What contributed to or detracted from Fund performance during the fiscal year?
Capital securities outperformed $25 par preferreds over the one-year period ending October 31, 2007, but overall preferreds had a difficult 12 months. Early in the year, the difference in yields between the $25 par and capital securities sectors were near record tight levels. This happened as investors’ quest for incremental income led to huge demand for preferreds. The new issue calendar accommodated the demand with what may have been a record supply for a 12-month period (about $113 billion). An abrupt change in the fortunes of the market began with a growing concern about financial issuers who predominate in the preferred market. This was precipitated by the developing problems in the sub-prime mortgage market, which hurt valuations among all banks, brokers, credit companies, and insurance companies. The market hit bottom around the middle of August and then began to rebound with the Federal Reserve’s discount rate cut. Liquidity improved significantly and the yield between different securities, especially among capital securities, tightened through mid-October. New issue supply pressures and an early start to year-end tax loss selling kept the $25 par sector from following suit to the same degree. While new offerings were well received, they were priced at a large concession to outstanding issues, which hurt prices in the secondary market.
Were there any changes to the Fund’s composition during the fiscal year?
Investments in capital securities outpaced $25 par preferreds over the past year as cash from called issues was reinvested, and the overall size of the Fund continued to increase. On a percentage basis, the allocation to capital securities increased to 37% (from 30%) while the allocation to $25 par preferred dropped to 62% (from 67%). The Fund’s strategy emphasizes a rigorous credit approach with a primary emphasis on investment grade hybrid preferred securities offering superior risk-adjusted yield premiums.
What is the outlook for the Fund?
The portfolio management team remains concerned about the plight of the consumer. Oil prices have remained elevated as the winter heating season approaches. While the Federal Reserve has recently reduced key interest rates, many adjustable rate mortgages are ready to reset from low teaser rates to much higher levels. Likewise, financials remain under pressure as investors continue to shun mortgage-backed securities, making valuation of these securities difficult to measure. Against this backdrop, the Fund remains focused on taking advantage of some of the widest spreads preferred securities are offering relative to Treasuries and senior debt in recent history.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Fixed-Income Funds

72

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	-0.45%	2.47%	4.23%	4.34%	6/28/05	5/1/02
	Including Sales Charge	-4.96%	0.92%	3.26%	3.47%
Class C Shares	Excluding Sales Charge	-1.29%	1.82%	3.66%	3.78%	1/16/07	5/1/02
	Including Sales Charge	-2.23%	1.82%	3.66%	3.78%
Merrill Lynch Hybrid Preferred Securities Index[3,5]		-1.08%	2.25%	4.73%	4.75%
Lehman Brothers Aggregate Bond Index[3]		5.38%	3.88%	4.42%	5.10%
Morningstar Intermediate-Term Bond Category Average[3]		4.19%	3.28%	4.35%	4.51%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.97%	1.00%
Class C Shares	4.06%	1.75%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: -4.49% (1-year); 2.83% (5-year); 3.43% (since inception)
Class C Shares: -1.72% (1-year); 3.22% (5-year); 3.76% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Financial	89%	86%	+3%
Communications	3%	4%	-1%
Utilities	3%	3%	0%
Consumer, Cyclical & Non-cyclical	1%	1%	0%
Industrial	1%	1%	0%
Energy	0%	1%	-1%
Cash Equivalents	3%	4%	-1%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 4/30/02. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.

5	This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
Fixed-Income Funds

73

Tax-Exempt Bond Fund I
Portfolio Manager:
Thomas M. Byron
Van Kampen Asset Management
What contributed to or detracted from Fund performance during the fiscal year?
Performance was primarily attributable to holdings in lower-rated, higher-yielding securities. Lower-rated bonds outperformed higher-quality issues until July 2007, when credit spreads widened, most significantly in the lower-rated segment of the market. Spreads remained wider throughout the remaining months of the period. As a result, the Fund’s exposure to lower-rated securities detracted from returns for the overall reporting period, even though these securities had contributed positively in the period’s earlier months. A short position in U.S. Treasury futures, implemented as a hedge for interest-rate risk, proved to be an effective hedging strategy but dampened performance as rates fell in the latter months. Holdings in inverse floating-rate securities* also detracted from returns, as did an underweighting in tax-supported debt as the sector performed well during the period. Yield curve positioning was a positive contributor to performance. Holdings were concentrated on the long and short segments of the yield curve, which was beneficial as the short end of the curve considerably outperformed. Overweightings in pre-refunded bonds and industrial development/pollution control revenue bonds were also additive to performance.
*An inverse floating-rate security, or “inverse floater,” is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.
Were there any changes to the Fund’s composition during the fiscal year?
In an effort to enhance the Fund’s yield, the allocation to lower-rated, higher-yielding securities, particularly BBB rated credits, was increased. Purchases here, which were primarily in the health care and tobacco sectors, were funded through the sale of securities purchased at lower acquisition yields. The Fund maintained a focus on quality bonds, however, with an average credit rating of AA. As of October 31, 2007, approximately 64% of assets were rated AA or higher. The Fund’s allocation to inverse floating-rate securities decreased during the fiscal year. The Fund’s yield curve positioning was more focused on the long and short segments of the curve, favoring securities here over those in the intermediate segment of the curve.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized. The performance of the Tax-Exempt Bond Fund I in 2000 benefited from agreements to limit the fund’s expenses.
Fixed-Income Funds

74

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 6/30/08 (Class A and B shares) or 2/28/08 (Class C shares). Differences also may be due to Principal Management Corporation’s decision to pay (through the same dates) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. A portion of the fund’s income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.
Average Annual Total Returns1 as of October 31, 2007

						Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	10-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	0.72%	3.08%	3.97%	4.52%	5.72%	1/3/77	—
	Including Sales Charge	-3.78%	1.53%	3.03%	4.04%	5.56%
Class B Shares	Excluding Sales Charge	0.24%	2.40%	3.26%	3.90%	4.96%	3/30/94	1/3/77
	Including Sales Charge	-4.57%	1.21%	2.93%	3.90%	4.96%
Class C Shares	Excluding Sales Charge	-0.01%	2.30%	3.20%	3.74%	4.86%	3/1/02	1/3/77
	Including Sales Charge	-0.97%	2.30%	3.20%	3.74%	4.86%
Lehman Brothers Municipal Bond Index[3]		2.91%	3.72%	4.46%	5.29%	7.50%
Morningstar Muni National Long Category Average[3]		1.57%	3.13%	3.93%	4.37%	—

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.22%	1.05%
Class B Shares	1.98%	1.44%
Class C Shares	1.99%	1.94%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: -3.55% (1-year); 2.52% (5-year); 4.07% (10-year); 5.57% (since inception)
Class B Shares: -4.36% (1-year); 2.41% (5-year); 3.93% (10-year); 4.96% (since inception)
Class C Shares: -0.71% (1-year); 2.69% (5-year); 3.77% (10-year); 4.86% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Credit Quality
AAA/Aaa	52%	58%	-6%
AA/Aa	14%	12%	+2%
A/A	7%	8%	-1%
BBB/Baa	12%	13%	-1%
BB/Ba or lower	6%	2%	+4%
Not rated	9%	7%	+2%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/78. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Credit quality percentages are based on market value. They may differ from data shown in this report’s schedules of investments and from current portfolio composition. Percentages of rated securities include unrated securities that have been determined by the subadvisor to be of comparable quality. These securities amount to 7.0% of the Tax-Exempt Bond Fund I.
Fixed-Income Funds

75

Short-Term Bond Fund
Portfolio Managers:
Zeid Ayer, Ph.D., CFA
Craig Dawson, CFA
Martin J. Schafer
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
The Fund’s performance can be primarily attributed to sector selection compared to the index for the one-year period, with the majority of the negative contribution coming in the third quarter. Out-of-index weightings to structured debt sectors such as asset-backed securities, commercial mortgage-backed securities (CMBS), and adjustable rate mortgages negatively impacted performance. All such sectors had negative excess returns as spreads to U.S. Treasuries widened dramatically during the second and third quarters. The Fund was underweighted in U.S. Treasuries and overweighted in investment grade corporate bonds versus the index, which also contributed negatively to performance. The Fund’s weighting to below investment grade corporate bonds was the lone sector contributing positively to performance during the period. A long duration profile also benefited performance as interest rates fell over the one-year period.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up Fund construction techniques. While macroeconomic research is an integral part of the Fund’s process, aggressive shifts in Fund duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield curve positioning and individual selection.
What is the outlook for the Fund?
Portfolio management believes that the reasonably strong underlying fundamentals of corporations and consumers, coupled with a friendly Federal Reserve, will provide the support to ensure that the financial markets turmoil is relatively short-lived and contained. They believe growth will slow, but the U.S. economy should avoid recession. Defaults and losses will continue as a result of the sub-prime crisis, but current valuations reflect extreme losses that the portfolio management team does not believe will ultimately be realized. Fundamentals of corporations remain strong, but will gradually decline over the next two years (defaults have remained around 1% for the past 12 months). However, current risk premiums reflect the fundamental risks, plus the potential of a steep increase in defaults/ credit deterioration, which the team does not believe will materialize. Despite unfavorable technicals (CMBS are now being shorted aggressively by macro hedge funds), the team believes that underlying commercial mortgages will continue to perform and do not have the same fundamental risk as sub-prime residential mortgage-backed securities. The portfolio management team believes this market environment represents numerous long-term opportunities, which offer necessary value to withstand the short-term volatility of risk premiums.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Short-Term Fixed-Income Funds

76

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.5%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	3.57%	2.83%	2.68%	3.92%	6/28/05	12/6/00
	Including Sales Charge	1.03%	1.98%	2.15%	3.53%
Class C Shares	Excluding Sales Charge	2.65%	1.97%	1.86%	3.11%	1/16/07	12/6/00
	Including Sales Charge	1.66%	1.97%	1.86%	3.11%
Lehman Brothers 1–3 Year Govt./Credit Index[3,5]		5.67%	3.59%	3.25%	4.40%
Lehman Brothers 1–5 Year Govt./Credit Index[3]		6.02%	3.38%	2.94%	4.81%
Morningstar Short-Term Bond Category Average[3]		4.20%	2.95%	2.94%	3.79%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	0.75%	0.73%
Class C Shares	3.76%	1.70%
Average annual total returns[1] including sales charge as of 9/30/07:
Class A Shares: 1.41% (1-year); 2.21% (5-year); 3.59% (since inception)
Class C Shares: 2.01% (1-year); 1.91% (5-year); 3.17% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Bonds	74%	79%	-5%
U.S. Government & Government Agency Obligations	18%	19%	-1%
Senior Floating Rate Interests	1%	0%	+1%
Cash Equivalents	7%	2%	+5%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 12/31/00. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on market value. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.

5	This index is now the benchmark against which the Fund measures its performance. Principal Management Corporation and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
Short-Term Fixed-Income Funds

77

Short-Term Income Fund
Portfolio Manager:
Craig V. Sosey
Edge Asset Management, Inc.
What contributed to or detracted from Fund performance during the fiscal year?
Much of the Fund’s 12-month performance was impacted by the extraordinary movement in interest rates and spreads between Treasuries and non-Treasury sectors over the last three months. Sectors that helped performance included short agency collateralized-mortgage obligations (CMOs), Treasuries, agency debt, and cash. These sectors were not largely affected by the liquidity and credit crunch that occurred over the last few months. The Fund’s corporate sector generally hurt results as spreads widened; however, there was a wide variance in individual issue performance. Top individual performing corporate bonds included Mohawk Industries, a flooring company that recovered due to the lessening threat of a leveraged buyout (LBO), and such short high quality issues as Carnival Cruise Lines and Berkshire Hathaway. The worst performing Fund bonds were Countrywide Financial, Washington Mutual, and Nuveen Investments. The first two firms are tied heavily to the mortgage market and therefore underperformed by a significant amount. Nuveen’s credit worthiness and ratings were negatively impacted by an LBO announced during the period.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The portfolio manager takes a flexible investment approach. He selects securities from multiple fixed-income asset classes that are arrayed along the front part of the yield curve. The manager also looks for value in lower-rated corporate securities while maintaining the Fund’s high overall credit rating. Comprehensive credit research is conducted to identify opportunities among out-of-favor sectors and securities.
What is the outlook for the Fund?
For the next few months, portfolio management believes that the short-term segment of the interest rate curve should remain volatile, as investors try to determine the path of the economy and how the Federal Reserve will respond. The uncertainty around the impact of the housing slowdown and its effect on the overall economy will weigh heavily on the mortgage and corporate sectors. The Fund will continue to look for opportunities to invest in high-quality securities in both sectors, since high-quality names tend to outperform over the course of a business cycle.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized. The Short-Term Income Fund’s performance between 1995 and 2005 benefited from agreements to limit the fund’s expenses.
Short-Term Fixed-Income Funds

78

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.5%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government.
Average Annual Total Returns1 as of October 31, 2007

						Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	10-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	4.14%	2.91%	3.57%	4.62%	4.53%	11/1/93	—
	Including Sales Charge	1.51%	2.06%	3.05%	4.35%	4.35%
Class C Shares	Excluding Sales Charge	3.47%	2.19%	2.82%	3.82%	3.68%	3/1/02	11/1/93
	Including Sales Charge	2.47%	2.19%	2.82%	3.82%	3.68%
Citigroup Broad Investment-Grade Credit 1–3 Years Index[3]		5.40%	3.79%	4.19%	5.48%	5.71%
Morningstar Short-Term Bond Category Average[3]		4.20%	2.95%	2.94%	4.40%	4.52%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	0.95%	0.95%
Class C Shares	1.68%	1.67%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: 1.81% (1-year); 2.87% (5-year); 4.41% (10-year); 4.38% (since inception)
Class C Shares: 2.77% (1-year); 2.64% (5-year); 3.87% (10-year); 3.71% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Bonds	87%	90%	-3%
U.S. Government & Government Agency Obligations	10%	8%	+2%
Cash Equivalents	3%	2%	+1%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 10/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on net assets. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Short-Term Fixed-Income Funds

79

Ultra Short Bond Fund
Portfolio Managers:
Zeid Ayer, Ph.D., CFA
Craig Dawson, CFA
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
The Fund’s performance can be primarily attributed to weak sector selection for the one-year period, particularly in the third quarter. Weightings to structured debt sectors such as asset-backed securities, commercial mortgage-backed securities (CMBS), and adjustable rate mortgages negatively impacted performance. These sectors all had negative excess returns as spreads to U.S Treasuries widened dramatically during the second and third quarters. The Fund’s weighting to below investment grade corporate bonds was the lone sector contributing positively to performance during the period. Duration positively impacted performance as interest rates fell over the one-year period and the Fund was positioned with a longer duration than the index during the last 12 months.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. The Fund’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Fund’s process, aggressive shifts in Fund duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield curve positioning and individual selection.
What is the outlook for the Fund?
Portfolio management believes that the reasonably strong underlying fundamentals of corporations and consumers, coupled with a friendly Federal Reserve, will provide the support to ensure that the financial markets turmoil is relatively short-lived and contained. They believe growth will slow, but the U.S. economy should avoid recession. Defaults and losses will continue as a result of the sub-prime crisis, but current valuations reflect extreme losses that the portfolio management team does not believe will ultimately be realized. Fundamentals of corporations remain strong, but will gradually decline over the next two years (defaults have remained around 1% for the past 12 months). However, current risk premiums reflect the fundamental risks, plus the potential of a steep increase in defaults/credit deterioration, which the team does not believe will materialize. Despite unfavorable technicals (CMBS are now being shorted aggressively by macro hedge funds), the team believes that underlying commercial mortgages will continue to perform and do not have the same fundamental risk as sub-prime residential mortgage-backed securities. The portfolio management team believes this market environment represents numerous long-term opportunities, which offer necessary value to withstand the short-term volatility of risk premiums.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Short-Term Fixed-Income Funds

80

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 1%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	-0.04%	2.40%	2.33%	2.60%	3/15/06	6/15/01
	Including Sales Charge	-1.02%	2.06%	2.12%	2.44%
Class C Shares	Excluding Sales Charge	-0.57%	1.72%	1.61%	1.87%	1/16/07	6/15/01
	Including Sales Charge	-1.52%	1.72%	1.61%	1.87%
6-Month LIBOR Index[3]		5.63%	4.53%	3.25%	3.15%
Morningstar Ultrashort Bond Category Average[3]		3.49%	3.38%	2.64%	2.84%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	1.04%	0.75%
Class C Shares	3.75%	1.50%
Average annual total returns1 including sales charge as of 9/30/07:
Class A Shares: -0.04% (1-year); 2.32% (5-year); 2.58% (since inception)
Class C Shares: -0.64% (1-year); 1.79% (5-year); 2.00% (since inception)

	As of	As of
Portfolio Composition[4]	10/31/07	10/31/06	Change

Sector
Bond	86%	83%	+3%
U.S. Government & Government Agency Obligations	11%	11%	0%
Senior Floating Rate Interests	1%	0%	+1%
Cash Equivalents	2%	6%	-4%

2	Net asset value is not adjusted for sales charge.

3	Returns shown for the benchmarks assume reinvestment of all dividends and distributions, and since-inception returns shown for the benchmarks are calculated from 6/30/01. Indices are unmanaged, and individuals cannot invest directly in an index.

4	Sector percentages are based on market value. They may differ from data shown in this report’s schedules of investments and from current portfolio composition.
Short-Term Fixed-Income Funds

81

Money Market Fund
Portfolio Managers:
Tracy Reeg
Alice Robertson
Principal Global Investors, LLC
What contributed to or detracted from Fund performance during the fiscal year?
The Fund continues to hold mainly commercial paper. The commercial paper market experienced some challenges during the latter part of the fiscal year. The worst-performing segment was the asset-backed commercial paper segment; however, all areas of the commercial paper market were affected. The Fund does have exposure to asset-backed commercial paper but no direct exposure to sub-prime mortgages.
Were there any changes to the Fund’s composition during the fiscal year?
No material changes occurred in the Fund’s structure. In January, the Fund merged with the money market portfolio managed by Edge Asset Management. Assets of approximately $1.3 billion transferred into the Fund. With the merger, the Fund received some security types not previously held — variable rate demand notes (VRDNs). VRDNs are floating rate securities usually issued by municipalities on a taxable basis with credit support from a large bank or insurance company. These securities enable the portfolio management team to further diversify the Fund while maintaining a competitive yield. The Fund’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Fund’s process, aggressive shifts in Fund duration based on expectations for short-term movements in interest rates are not part of the overall process.
What is the outlook for the Fund?
The outlook for U.S. housing sales and new construction deteriorated even further during the third quarter and over the past month. Housing is in the middle of a severe sector recession. However, while everything associated with housing is weak, economic growth, excluding housing, is growing nicely. This is reflected in employment growth. Portfolio management believes that for U.S. growth fundamentals to stay stable, the region must rely on forces other than consumer spending. The team believes that household consumption may not be the driver of growth. The team believes that more jobs and rising incomes will simply prevent spending growth from dropping further in response to falling home values. The team believes that the factors supporting growth in 2007 and 2008 may be export growth, business spending, and a pickup in governmental spending. The portfolio management team expects a federal funds rate target of 4.25% at year-end; a 10-year Treasury rate of 4.50% and a 2-year Treasury rate of 3.75% at year-end; and a 2–10 year yield curve slope of 0.75%. The team feels that the Federal Reserve will remain highly focused on containing any fallout from financial market conditions. The Federal Reserve does not want a recession. In response to market conditions, the Fund is more defensively positioned but continues to invest in high-quality, short-term money market instruments.
See glossary on page 84 for definitions of indices and terms.

1	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.
Short-Term Fixed-Income Funds

82

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit www.principalfunds.com, call your financial professional, or call 800-222-5852.
A contingent deferred sales charge may apply as follows: Class B shares: 5%, which declines over 5 years (5–5–4–3–2–0%); Class C shares: 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
Where gross and net expense ratios differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/08. Differences also may be due to Principal Management Corporation’s decision to pay (through 2/28/08) certain expenses that would normally be payable by the fund. Returns displayed are based on net total investment expense.
An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
The 7-day simple yield more closely reflects current fund earnings than the total return data.
Average Annual Total Returns1 as of October 31, 2007

					Since	Inception	Extended Performance
		1-Year	3-Year	5-Year	Inception	Date	Inception Date

Class A Shares	Excluding Sales Charge	5.02%	3.84%	2.41%	2.42%	6/28/05	12/6/00
Class B Shares	Excluding Sales Charge	4.04%	2.87%	1.83%	2.00%	6/28/05	12/6/00
	Including Sales Charge	-0.96%	1.59%	1.46%	2.00%
Class C Shares	Excluding Sales Charge	3.71%	2.65%	1.37%	1.44%	1/16/07	12/6/00
	Including Sales Charge	2.71%	2.65%	1.37%	1.44%

	Gross	Net
Total Investment Expense	Expense Ratio	Expense Ratio

As shown in the 5/29/07 prospectus.
Class A Shares	0.53%	0.53%
Class B Shares	2.26%	1.74%
Class C Shares	1.99%	1.79%

	7-Day	7-Day
Yields[2] as of October 31, 2007	Simple Yield	Effective Yield

Class A Shares	4.74%	4.85%
Fund yields2 as of 9/30/07:
Class A Shares: 4.89% (7-day simple yield); 5.01% (7-day effective yield)

2	Net asset value is not adjusted for sales charge.

3	The 7- day simple yield is calculated based on the income generated by an investment in the fund over a 7- day period and is expressed as an annual percentage rate. The 7-day effective yield is calculated similarly to the 7-day simple yield but assumes that income earned from the fund’s investments is reinvested and compounded.
Short-Term Fixed-Income Funds

83

Glossary
6-Month LIBOR (London Interbank Offered Rate) Index:
An average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.
Citigroup Broad Investment-Grade Bond Index:
Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed, and investment-grade securities.
Citigroup Broad Investment-Grade Credit 1–3 Years Index:
Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between one and three years.
Citigroup Broad Market (BMI) Global ex-US Index:
A float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of U.S. $100 million and above.
Citigroup Mortgage Index:
Represents the mortgage-backed securities component of Citigroup’s Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.
Citigroup U.S. High-Yield Market Capped Index:
Measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada, with the imposition of a cap on the par amount of each issuer and delayed entry of fallen angels following their downgrade.
Lehman Brothers Aggregate Bond Index:
A broad-based index intended to represent the U.S. fixed-income market.
Lehman Brothers Government/Mortgage Index:
A combination of the Lehman Brothers Government Index and the Lehman Brothers Mortgage-Backed Securities (MBS) Index. The Government Index includes all government bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA and the FHLMC.
Lehman Brothers 1–3 Year Government/Credit Index:
A combination of the Lehman Brothers Government and Corporate Bond indices with maturities between one year and three years.
Lehman Brothers 1–5 Year Government/Credit Index:
An index composed of Treasury notes, agencies, and corporate debt securities rated BBB or better with maturities between one year and five years.
Lehman Brothers Municipal Bond Index:
A total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Lehman Brothers U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index:
An index of inflation-protected U.S. Treasury securities that will mature in one year or longer.
Merrill Lynch Hybrid Preferred Securities Index:
An index of investment-grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.
Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index):
A market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S.
Morgan Stanley Capital International (MSCI) EAFE Index:
A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East.
Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index:
Measures the stock returns of companies in 27 developing countries.
Morgan Stanley Capital International (MSCI) U.S. REIT Index:
A total-return index comprised of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.
Morningstar Diversified Emerging Markets Category Average:
An average of the net asset value (NAV) returns of mutual funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest at least 70% of total assets in equities and invest at least 50% of stock assets in emerging markets.

84

Glossary
Morningstar Foreign Large Blend Category Average:
An average of the net asset value (NAV) returns of mutual funds that invest in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany, and they typically have less than 20% of assets invested in U.S. stocks.
Morningstar Foreign Large Growth Category Average:
An average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE Index.
Morningstar High-Yield Bond Category Average:
An average of the net asset value (NAV) returns of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.
Morningstar Inflation-Protected Bond Category Average:
An average of the net asset value (NAV) returns of mutual funds that primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these funds buy bonds with intermediate- to long-term maturities.
Morningstar Intermediate-Term Bond Category Average:
An average of the net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.
Morningstar Intermediate Government Category Average:
An average of the net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.
Morningstar Large Blend Category Average:
An average of the net asset value (NAV) returns of domestic mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.
Morningstar Large Growth Category Average:
An average of the net asset value (NAV) returns of mutual funds that invest in large U.S companies that are projected to grow faster than other large-cap stocks.
Morningstar Large Value Category Average:
An average of the net asset value (NAV) returns of mutual funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks.
Morningstar Mid-Cap Blend Category Average:
An average of the net asset value (NAV) returns of mutual funds that invest in U.S. stocks of various sizes and styles, giving them a middle-of-the-road profile. Most shy away from high-priced growth stocks, but aren’t so price-conscious that they land in value territory.
Morningstar Mid-Cap Growth Category Average
An average of the net asset value (NAV) returns of mutual funds that invest in stocks of all sizes, thus leading to a mid-cap profile, or those that focus on midsize companies. These funds target U.S. firms that are projected to grow faster than other mid-cap stocks, therefore commanding relatively higher prices.
Morningstar Mid-Cap Value Category Average:
An average of the net asset value (NAV) returns of mid-cap value mutual funds that focus on medium-size companies or that own a mix of small-, mid-, and large-cap stocks. All look for U.S. stocks that are less expensive or growing more slowly than the market.
Morningstar Muni CA Intermediate/Short Category Average:
An average of the net asset value (NAV) returns of mutual funds that invest at least 80% of assets in California municipal debt and have durations of less than seven years (or, if duration is unavailable, average maturities of less than 12 years).
Morningstar Muni CA Long Category Average:
An average of the net asset value (NAV) returns of mutual funds that invest at least 80% of assets in California municipal debt and have durations of more than seven years (or, if duration is unavailable, average maturities of more than 12 years).
Morningstar Muni National Long Category Average:
An average of the net asset value (NAV) returns of mutual funds that invest in municipal bonds with maturities of 10 years or more that are issued by various state and local governments to fund public projects and are free from federal taxes.

85

Glossary
Morningstar Short Government Category Average:
An average of the net asset value (NAV) returns of mutual funds that have at least 90% of their bond holdings in bonds backed by the U.S. government or by government-linked agencies and have durations between 1 and 3.5 years.
Morningstar Short-Term Bond Category Average:
An average of the net asset value (NAV) returns of mutual funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of 1 to 3.5 years.
Morningstar Small Blend Category Average:
An average of the net asset value (NAV) returns of mutual funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages.
Morningstar Small Growth Category Average:
An average of the net asset value (NAV) returns of mutual funds that invest in faster-growing companies whose shares are at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages.
Morningstar Small Value Category Average:
An average of the net asset value (NAV) returns of mutual funds that invest in small U.S. companies with valuations and growth rates below other small-cap peers.
Morningstar Specialty – Real Estate Category Average:
An average of the net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.
Morningstar Ultrashort Bond Category Average:
An average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.
Russell 1000® Growth Index:
Measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.
Russell 1000® Value Index:
Measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index:
Measures the performance of the 2,000 smallest stocks in the Russell 3000® Index.
Russell 2000® Growth Index:
Measures the performance of those Russell 2000® Index securities with higher price-to-book ratios and higher forecasted growth values.
Russell 2000® Value Index:
Measures the performance of those Russell 2000® Index securities with lower price-to-book ratios and lower forecasted growth values.
Russell 3000® Index:
Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
Russell Midcap® Index:
Measures the performance of the 800 smallest stocks in the Russell 1000® Index.
Russell Midcap® Growth Index:
Measures the performance of those Russell Midcap® Index securities with higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index:
Measures the performance of those Russell Midcap® Index securities with lower price-to-book ratios and lower forecasted growth values.
S&P 500:
A broad-based index intended to represent the U.S. equity market.
S&P 500/Citigroup Value Index:
A float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum.
S&P MidCap 400:
A weighted index of the common stocks of 400 mid-size companies.

86

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007
As a shareholder of Principal Investors Fund, Inc., you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, contingent deferred sales charges; and under certain limited circumstances redemption fees or exchange fees; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Investors Fund, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007), unless otherwise noted.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA accounts and 403(b) accounts, respectively. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Investors Fund, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Actual Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
Bond & Mortgage Securities Fund
Class A	$1,000.00	$1,007.94	$4.76	0.94%
Class B	1,000.00	1,004.64	8.08	1.60
Class C	1,000.00	1,003.94	8.84	1.75
California Insured Intermediate Municipal Fund
Class A	1,000.00	1,011.42	4.51	0.89
Class B	1,000.00	1,007.54	8.35	1.65
Class C	1,000.00	1,007.53	8.35	1.65
California Insured Intermediate Municipal Fund
(Excluding Interest Expense & Fees)
Class A	1,000.00	1,011.42	4.36	0.86
Class B	1,000.00	1,007.54	8.20	1.62
Class C	1,000.00	1,007.53	8.20	1.62
California Municipal Fund
Class A	1,000.00	982.66	6.45	1.29
Class B	1,000.00	978.90	10.23	2.05
Class C	1,000.00	978.78	10.22	2.05
California Municipal Fund
(Excluding Interest Expense & Fees)
Class A	1,000.00	982.66	4.15	0.83
Class B	1,000.00	978.90	7.93	1.59
Class C	1,000.00	978.78	7.93	1.59
Disciplined LargeCap Blend Fund
Class A	1,000.00	1,053.10	4.55	0.88
Class B	1,000.00	1,047.56	9.75	1.89
Class C	1,000.00	1,048.55	9.40	1.82
Diversified International Fund
Class A	1,000.00	1,155.33	7.01	1.29
Class B	1,000.00	1,149.63	12.57	2.32
Class C	1,000.00	1,150.30	11.27	2.08
Equity Income Fund I
Class A	1,000.00	1,037.22	4.36	0.85
Class B	1,000.00	1,033.23	8.71	1.70
Class C	1,000.00	1,033.43	8.25	1.61
Global Real Estate Securities Fund
Class A(B)	1,000.00	1,008.00	1.16	1.41
Class C(B)	1,000.00	1,007.00	1.76	2.13
Government & High Quality Bond Fund
Class A	1,000.00	1,013.83	4.62	0.91
Class B	1,000.00	1,009.38	9.22	1.82
Class C	1,000.00	1,010.82	8.36	1.65

87

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Actual Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
High Yield Fund II
Class A	$1,000.00	$1,021.93	$4.48	0.88%
Class B	1,000.00	1,018.84	8.55	1.68
Class C	1,000.00	1,017.94	8.49	1.67
Income Fund
Class A	1,000.00	1,014.48	4.57	0.90
Class B	1,000.00	1,010.72	8.31	1.64
Class C	1,000.00	1,010.77	8.36	1.65
Inflation Protection Fund
Class A	1,000.00	1,011.45	4.56	0.90
Class C	1,000.00	1,008.22	8.35	1.65
International Emerging Markets Fund
Class A	1,000.00	1,414.52	10.65	1.75
Class B	1,000.00	1,408.70	15.91	2.62
Class C	1,000.00	1,409.03	17.00	2.80
International Growth Fund
Class A(B)	1,000.00	1,035.33	1.30	1.60
Class C(B)	1,000.00	1,034.67	1.90	2.31
LargeCap Growth Fund
Class A	1,000.00	1,204.35	6.72	1.21
Class B	1,000.00	1,199.02	11.47	2.07
Class C	1,000.00	1,200.00	11.26	2.03
LargeCap S&P 500 Index Fund
Class A	1,000.00	1,052.33	3.52	0.68
Class C	1,000.00	1,047.66	6.71	1.30
LargeCap Value Fund
Class A	1,000.00	1,007.45	4.91	0.97
Class B	1,000.00	1,002.24	10.14	2.01
Class C	1,000.00	1,002.99	8.58	1.70
MidCap Blend Fund
Class A	1,000.00	1,050.66	5.27	1.02
Class B	1,000.00	1,049.44	6.82	1.32
Class C	1,000.00	1,045.48	10.05	1.95
MidCap Stock Fund
Class A	1,000.00	925.68	5.34	1.10
Class B	1,000.00	921.42	9.98	2.06
Class C	1,000.00	921.93	9.45	1.95
Money Market Fund
Class A	1,000.00	1,025.13	2.19	0.43
Class B	1,000.00	1,020.75	6.52	1.28
Class C	1,000.00	1,018.75	8.40	1.65
Mortgage Securities Fund
Class A	1,000.00	1,021.25	4.64	0.91
Class B	1,000.00	1,017.43	8.39	1.65
Class C	1,000.00	1,017.57	8.29	1.63
Partners LargeCap Blend Fund
Class A	1,000.00	1,059.57	7.42	1.43
Class B	1,000.00	1,056.56	10.99	2.12
Class C	1,000.00	1,054.51	11.39	2.20
Partners LargeCap Blend Fund I
Class A	1,000.00	1,034.25	5.85	1.14
Class B	1,000.00	1,028.71	11.30	2.21
Class C	1,000.00	1,031.37	9.73	1.90
Partners LargeCap Growth Fund I
Class A	1,000.00	1,098.84	8.68	1.64
Class B	1,000.00	1,093.38	13.40	2.54
Class C	1,000.00	1,099.54	11.64	2.20
Partners LargeCap Growth Fund II
Class A	1,000.00	1,136.47	9.15	1.70
Class C	1,000.00	1,131.03	13.16	2.45
Partners LargeCap Value Fund
Class A	1,000.00	988.18	7.27	1.45
Class B	1,000.00	984.43	11.20	2.24
Class C	1,000.00	984.42	11.25	2.25
Partners MidCap Growth Fund
Class A	1,000.00	1,176.64	9.60	1.75
Class B	1,000.00	1,173.31	13.69	2.50
Class C	1,000.00	1,174.34	13.70	2.50
Partners MidCap Growth Fund I
Class A	1,000.00	1,049.68	9.04	1.75
Class C	1,000.00	1,045.78	12.89	2.50
Partners MidCap Value Fund
Class A	1,000.00	959.52	8.35	1.69
Class B	1,000.00	955.60	12.32	2.50
Class C	1,000.00	955.81	12.32	2.50

88

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Actual Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
Partners SmallCap Growth Fund II
Class A	$1,000.00	$1,078.56	$10.22	1.95%
Class B	1,000.00	1,074.35	14.12	2.70
Class C	1,000.00	1,075.61	14.13	2.70
Preferred Securities Fund
Class A	1,000.00	968.48	4.96	1.00
Class C	1,000.00	964.31	8.66	1.75
Real Estate Securities Fund
Class A	1,000.00	935.05	6.24	1.28
Class B	1,000.00	931.01	10.12	2.08
Class C	1,000.00	932.21	9.64	1.98
Short-Term Bond Fund
Class A	1,000.00	1,009.05	4.10	0.81
Class C	1,000.00	1,004.88	8.59	1.70
Short-Term Income Fund
Class A	1,000.00	1,017.47	4.83	0.95
Class C	1,000.00	1,013.77	8.48	1.67
SmallCap Blend Fund
Class A	1,000.00	1,026.89	7.56	1.48
Class B	1,000.00	1,022.66	11.93	2.34
Class C	1,000.00	1,022.34	11.21	2.20
SmallCap Growth Fund
Class A	1,000.00	1,080.68	6.19	1.18
Class B	1,000.00	1,073.56	13.22	2.53
Class C	1,000.00	1,075.61	11.56	2.21
SmallCap Value Fund
Class A	1,000.00	987.93	6.76	1.35
Class B	1,000.00	983.60	11.45	2.29
Class C	1,000.00	984.74	10.41	2.08
Tax-Exempt Bond Fund I
Class A	1,000.00	995.08	5.23	1.04
Class B	1,000.00	993.10	7.18	1.43
Class C	1,000.00	991.98	9.69	1.93
Tax-Exempt Bond Fund I
(Excluding Interest Expense & Fees)
Class A	1,000.00	995.08	3.82	0.76
Class B	1,000.00	993.10	5.78	1.15
Class C	1,000.00	991.98	8.28	1.65
Ultra Short Bond Fund
Class A	1,000.00	976.49	3.79	0.76
Class C	1,000.00	973.69	7.46	1.50
West Coast Equity Fund
Class A	1,000.00	1,096.67	4.44	0.84
Class B	1,000.00	1,091.71	9.23	1.75
Class C	1,000.00	1,092.07	8.96	1.70

(A)	Expenses are equal to a fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(B)	Expenses are equal to a fund’s annualized expense ratio multiplied by the average account value over the period (October 2, 2007 to October 31, 2007), multiplied by 30/365 (to reflect the period since inception).

89

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Assumed 5% Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
Bond & Mortgage Securities Fund
Class A	$1,000.00	$1,020.47	$4.79	0.94%
Class B	1,000.00	1,017.14	8.13	1.60
Class C	1,000.00	1,016.38	8.89	1.75
California Insured Intermediate Municipal Fund
Class A	1,000.00	1,020.87	4.54	0.89
Class B	1,000.00	1,017.04	8.42	1.65
Class C	1,000.00	1,017.04	8.42	1.65
California Insured Intermediate Municipal Fund
(Excluding Interest Expense & Fees)
Class A	1,000.00	1,020.87	4.38	0.86
Class B	1,000.00	1,017.04	8.24	1.62
Class C	1,000.00	1,017.04	8.24	1.62
California Municipal Fund
Class A	1,000.00	1,021.02	6.58	1.29
Class B	1,000.00	1,017.19	10.46	2.05
Class C	1,000.00	1,017.19	10.46	2.05
California Municipal Fund
(Excluding Interest Expense & Fees)
Class A	1,000.00	1,021.02	4.23	0.83
Class B	1,000.00	1,017.19	8.08	1.59
Class C	1,000.00	1,017.19	8.08	1.59
Disciplined LargeCap Blend Fund
Class A	1,000.00	1,020.77	4.48	0.88
Class B	1,000.00	1,015.68	9.60	1.89
Class C	1,000.00	1,016.03	9.25	1.82
Diversified International Fund
Class A	1,000.00	1,018.70	6.56	1.29
Class B	1,000.00	1,013.51	11.77	2.32
Class C	1,000.00	1,014.72	10.56	2.08
Equity Income Fund I
Class A	1,000.00	1,020.92	4.33	0.85
Class B	1,000.00	1,016.64	8.64	1.70
Class C	1,000.00	1,017.09	8.19	1.61
Global Real Estate Securities Fund
Class A(B)	1,000.00	1,018.10	7.17	1.41
Class C(B)	1,000.00	1,014.47	10.82	2.13
Government & High Quality Bond Fund
Class A	1,000.00	1,020.62	4.63	0.91
Class B	1,000.00	1,016.03	9.25	1.82
Class C	1,000.00	1,016.89	8.39	1.65
High Yield Fund II
Class A	1,000.00	1,020.77	4.48	0.88
Class B	1,000.00	1,016.74	8.54	1.68
Class C	1,000.00	1,016.79	8.49	1.67
Income Fund
Class A	1,000.00	1,020.67	4.58	0.90
Class B	1,000.00	1,016.94	8.34	1.64
Class C	1,000.00	1,016.89	8.39	1.65
Inflation Protection Fund
Class A	1,000.00	1,020.67	4.58	0.90
Class C	1,000.00	1,016.89	8.39	1.65
International Emerging Markets Fund
Class A	1,000.00	1,016.38	8.89	1.75
Class B	1,000.00	1,012.00	13.29	2.62
Class C	1,000.00	1,011.09	14.19	2.80
International Growth Fund
Class A(B)	1,000.00	1,017.39	7.88	1.60
Class C(B)	1,000.00	1,013.76	11.52	2.31
LargeCap Growth Fund
Class A	1,000.00	1,019.11	6.16	1.21
Class B	1,000.00	1,014.77	10.51	2.07
Class C	1,000.00	1,014.97	10.31	2.03
LargeCap S&P 500 Index Fund
Class A	1,000.00	1,021.78	3.47	0.68
Class C	1,000.00	1,018.65	6.61	1.30
LargeCap Value Fund
Class A	1,000.00	1,020.32	4.94	0.97
Class B	1,000.00	1,015.07	10.21	2.01
Class C	1,000.00	1,016.64	8.64	1.70
MidCap Blend Fund
Class A	1,000.00	1,020.06	5.19	1.02
Class B	1,000.00	1,018.55	6.72	1.32
Class C	1,000.00	1,015.38	9.91	1.95
MidCap Stock Fund
Class A	1,000.00	1,019.66	5.60	1.10
Class B	1,000.00	1,014.82	10.46	2.06
Class C	1,000.00	1,015.38	9.91	1.95
Money Market Fund
Class A	1,000.00	1,023.04	2.19	0.43
Class B	1,000.00	1,018.75	6.51	1.28
Class C	1,000.00	1,016.89	8.39	1.65
Mortgage Securities Fund
Class A	1,000.00	1,020.62	4.63	0.91
Class B	1,000.00	1,016.89	8.39	1.65
Class C	1,000.00	1,016.99	8.29	1.63

90

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Assumed 5% Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
Partners LargeCap Blend Fund
Class A	$1,000.00	$1,018.00	$7.27	1.43%
Class B	1,000.00	1,014.52	10.76	2.12
Class C	1,000.00	1,014.12	11.17	2.20
Partners LargeCap Blend Fund I
Class A	1,000.00	1,019.46	5.80	1.14
Class B	1,000.00	1,014.06	11.22	2.21
Class C	1,000.00	1,015.63	9.65	1.90
Partners LargeCap Growth Fund I
Class A	1,000.00	1,016.94	8.34	1.64
Class B	1,000.00	1,012.40	12.88	2.54
Class C	1,000.00	1,014.12	11.17	2.20
Partners LargeCap Growth Fund II
Class A	1,000.00	1,016.64	8.64	1.70
Class C	1,000.00	1,012.85	12.43	2.45
Partners LargeCap Value Fund
Class A	1,000.00	1,017.90	7.38	1.45
Class B	1,000.00	1,013.91	11.37	2.24
Class C	1,000.00	1,013.86	11.42	2.25
Partners MidCap Growth Fund
Class A	1,000.00	1,016.38	8.89	1.75
Class B	1,000.00	1,012.60	12.68	2.50
Class C	1,000.00	1,012.60	12.68	2.50
Partners MidCap Growth Fund I
Class A	1,000.00	1,016.38	8.89	1.75
Class C	1,000.00	1,012.60	12.68	2.50
Partners MidCap Value Fund
Class A	1,000.00	1,016.69	8.59	1.69
Class B	1,000.00	1,012.60	12.68	2.50
Class C	1,000.00	1,012.60	12.68	2.50
Partners SmallCap Growth Fund II
Class A	1,000.00	1,015.38	9.91	1.95
Class B	1,000.00	1,011.59	13.69	2.70
Class C	1,000.00	1,011.59	13.69	2.70
Preferred Securities Fund
Class A	1,000.00	1,020.16	5.09	1.00
Class C	1,000.00	1,016.38	8.89	1.75
Real Estate Securities Fund
Class A	1,000.00	1,018.75	6.51	1.28
Class B	1,000.00	1,014.72	10.56	2.08
Class C	1,000.00	1,015.22	10.06	1.98
Short-Term Bond Fund
Class A	1,000.00	1,021.12	4.13	0.81
Class C	1,000.00	1,016.64	8.64	1.70
Short-Term Income Fund
Class A	1,000.00	1,020.42	4.84	0.95
Class C	1,000.00	1,016.79	8.49	1.67
SmallCap Blend Fund
Class A	1,000.00	1,017.74	7.53	1.48
Class B	1,000.00	1,013.41	11.88	2.34
Class C	1,000.00	1,014.12	11.17	2.20
SmallCap Growth Fund
Class A	1,000.00	1,019.26	6.01	1.18
Class B	1,000.00	1,012.45	12.83	2.53
Class C	1,000.00	1,014.06	11.22	2.21
SmallCap Value Fund
Class A	1,000.00	1,018.40	6.87	1.35
Class B	1,000.00	1,013.66	11.62	2.29
Class C	1,000.00	1,014.72	10.56	2.08
Tax-Exempt Bond Fund I
Class A	1,000.00	1,021.37	5.31	1.04
Class B	1,000.00	1,019.41	7.30	1.43
Class C	1,000.00	1,016.89	9.85	1.93
Tax-Exempt Bond Fund I
(Excluding Interest Expense & Fees)
Class A	1,000.00	1,021.37	3.87	0.76
Class B	1,000.00	1,019.41	5.85	1.15
Class C	1,000.00	1,016.89	8.39	1.65
Ultra Short Bond Fund
Class A	1,000.00	1,021.37	3.87	0.76
Class C	1,000.00	1,017.64	7.63	1.50
West Coast Equity Fund
Class A	1,000.00	1,020.97	4.28	0.84
Class B	1,000.00	1,016.38	8.89	1.75
Class C	1,000.00	1,016.64	8.64	1.70

(A)	Expenses are equal to a fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(B)	Expenses are equal to a fund’s annualized expense ratio multiplied by the average account value over the period (October 2, 2007 to October 31, 2007), multiplied by 30/365 (to reflect the period since inception).

91

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

			California Insured
	Bond & Mortgage		Intermediate		California
Amounts in thousands, except per share amounts	Securities Fund		Municipal Fund		Municipal Fund

Investment in securities—at cost	$3,685,237		$84,239		$398,764

Assets
Investment in securities—at value	$3,656,603	(A)	$85,474		$403,114
Cash	9,900		42		97
Receivables:
Capital Shares sold	13,171		164		1,246
Dividends and interest	24,312		1,130		5,109
Expense reimbursement from Manager	44		19		9
Expense reimbursement from Underwriter	11		—		—
Investment securities sold	5,097		—		—
Variation margin on futures contracts	—		—		70
Other assets	7		—		—

Total Assets	3,709,145		86,829		409,645
Liabilities
Accrued management and investment advisory fees	1,085		37		155
Accrued administrative service fees	30		—		—
Accrued distribution fees	190		40		136
Accrued service fees	36		—		—
Accrued transfer and administrative fees	125		3		33
Accrued directors’ expenses	—		1		—
Accrued other expenses	127		32		19
Payables:
Capital Shares reacquired	821		5		506
Dividends payable	11,164		210		1,253
Interest expense and fees payable	—		4		400
Investment securities purchased	726,541		—		9,638
Unrealized loss on swap agreements	374		—		—
Collateral obligation on securities loaned, at value	451,531		—		—
Floating rate notes issued	—		750		34,690

Total Liabilities	1,192,024		1,082		46,830

Net Assets Applicable to Outstanding Shares	$2,517,121		85,747		$362,815

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,567,378		$84,459		$359,711
Accumulated undistributed (overdistributed) net investment income (operating loss)	1,140		105		332
Accumulated undistributed (overdistributed) net realized gain (loss)	(22,389)		(52)		(1,648)
Net unrealized appreciation (depreciation) of investments	(29,008)		1,235		4,420

Total Net Assets	$2,517,121		$85,747		$362,815

Capital Stock (par value: $.01 a share):
Shares authorized	615,000		300,000		300,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$62,793		N/A		N/A
Shares Issued and Outstanding	6,010
Net Asset Value per share	$10.45

Advisors Select: Net Assets	$37,875		N/A		N/A
Shares Issued and Outstanding	3,635
Net Asset Value per share	$10.42

Advisors Signature: Net Assets	$7,143		N/A		N/A
Shares Issued and Outstanding	681
Net Asset Value per share	$10.49

Class A: Net Assets	$162,637		$51,347		$273,618
Shares Issued and Outstanding	15,493		4,752		25,467
Net Asset Value per share	$10.50		$10.80		$10.74
Maximum Offering Price	$10.99	(B)	$11.31	(B)	$11.25	(B)

Class B: Net Assets	$22,624		$29,710		$84,070
Shares Issued and Outstanding	2,155		2,750		7,825
Net Asset Value per share	$10.50	(C)	$10.80	(C)	$10.74	(C)

Class C: Net Assets	$2,445		$4,690		$5,127
Shares Issued and Outstanding	233		434		477
Net Asset Value per share	$10.50	(C)	$10.80	(C)	$10.74	(C)

Class J: Net Assets	$251,634		N/A		N/A
Shares Issued and Outstanding	23,864
Net Asset Value per share	$10.55	(C)

Institutional: Net Assets	$1,829,733		N/A		N/A
Shares Issued and Outstanding	174,334
Net Asset Value per share	$10.50

Preferred: Net Assets	$111,437		N/A		N/A
Shares Issued and Outstanding	10,654
Net Asset Value per share	$10.46

Select: Net Assets	$28,800		N/A		N/A
Shares Issued and Outstanding	2,718
Net Asset Value per share	$10.60

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

92

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Disciplined
	LargeCap Blend		Diversified		Equity Income
Amounts in thousands, except per share amounts	Fund		International Fund		Fund I

Investment in securities—at cost	$3,697,931		$2,209,448		$4,231,002

Foreign currency—at cost	$—		$2,477		$—

Assets
Investment in securities—at value	$4,266,596	(A)	$2,766,003	(A)	$4,966,718	(A)
Foreign currency—at value	—		2,493		—
Cash	10		—		10
Receivables:
Capital Shares sold	1,884		2,101		4,404
Dividends and interest	2,854		3,490		5,959
Expense reimbursement from Manager	52		197		—
Expense reimbursement from Underwriter	—		12		—
Foreign tax refund	—		42		—
Investment securities sold	95,540		21,317		30,120
Other assets	5		5		1

Total Assets	4,366,941		2,795,660		5,007,212
Liabilities
Accrued management and investment advisory fees	1,856		1,840		1,983
Accrued administrative service fees	3		36		—
Accrued distribution fees	205		382		989
Accrued service fees	3		44		—
Accrued transfer and administrative fees	191		302		353
Accrued directors’ expenses	1		1		1
Accrued other expenses	40		429		94
Cash overdraft	—		1,190		—
Payables:
Capital Shares reacquired	1,184		1,604		5,967
Deferred foreign tax	—		64		—
Investment securities purchased	99,001		25,317		15,896
Collateral obligation on securities loaned, at value	328,308		145,024		379,266

Total Liabilities	430,792		176,233		404,549

Net Assets Applicable to Outstanding Shares	$3,936,149		$2,619,427		$4,602,663

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,934,387		$1,743,698		$3,489,885
Accumulated undistributed (overdistributed) net investment income (operating loss)	27,219		19,923		9,636
Accumulated undistributed (overdistributed) net realized gain (loss)	405,878		299,260		367,426
Net unrealized appreciation (depreciation) of investments	568,665		556,491		735,716
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	—		55		—

Total Net Assets	$3,936,149		$2,619,427		$4,602,663

Capital Stock (par value: $.01 a share):
Shares authorized	905,000		905,000		650,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$10,524		$99,441		N/A
Shares Issued and Outstanding	595		5,768
Net Asset Value per share	$17.68		$17.24

Advisors Select: Net Assets	$2,641		$38,204		N/A
Shares Issued and Outstanding	150		2,232
Net Asset Value per share	$17.61		$17.12

Advisors Signature: Net Assets	$1,447		$10,716		N/A
Shares Issued and Outstanding	82		623
Net Asset Value per share	$17.70		$17.20

Class A: Net Assets	$690,007		$699,188		$1,894,426
Shares Issued and Outstanding	38,659		40,344		79,549
Net Asset Value per share	$17.85		$17.33		$23.81
Maximum Offering Price	$18.89	(B)	$18.34	(B)	$25.20	(B)

Class B: Net Assets	$61,799		$74,783		$391,824
Shares Issued and Outstanding	3,507		4,346		16,589
Net Asset Value per share	$17.62	(C)	$17.21	(C)	$23.62	(C)

Class C: Net Assets	$2,480		$22,837		$299,675
Shares Issued and Outstanding	140		1,327		12,794
Net Asset Value per share	$17.71	(C)	$17.22	(C)	$23.42	(C)

Class J: Net Assets	N/A		$307,754		N/A
Shares Issued and Outstanding			17,930
Net Asset Value per share			$17.16	(C)

Institutional: Net Assets	$3,160,022		$1,188,878		$2,016,738
Shares Issued and Outstanding	177,058		68,576		84,658
Net Asset Value per share	$17.85		$17.34		$23.82

Preferred: Net Assets	$1,925		$135,368		N/A
Shares Issued and Outstanding	108		7,816
Net Asset Value per share	$17.78		$17.32

Select: Net Assets	$5,304		$42,258		N/A
Shares Issued and Outstanding	299		2,419
Net Asset Value per share	$17.74		$17.47

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

93

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

			Government &
	Global Real Estate		High Quality Bond
Amounts in thousands, except per share amounts	Securities Fund		Fund		High Yield Fund II

Investment in securities—at cost	$5,734		$579,794		$2,053,878

Foreign currency—at cost	$312		$—		$14,149

Assets
Investment in securities—at value	$5,798		$578,044	(A)	$2,077,640	(A)
Foreign currency—at value	315		—		14,162
Cash	10		310		5,102
Receivables:
Capital Shares sold	59		1,347		15,862
Dividends and interest	8		2,278		31,424
Expense reimbursement from Manager	7		5		13
Expense reimbursement from Underwriter	—		4		—
Foreign currency contracts	116		—		—
Investment securities sold	209		180		—
Unrealized gain on swap agreements	—		219		—
Variation margin on futures contracts	—		172		—
Other assets	—		19		—
Prepaid expenses	32		—		—

Total Assets	6,554		582,578		2,144,203
Liabilities
Accrued management and investment advisory fees	4		127		743
Accrued administrative service fees	—		5		—
Accrued distribution fees	2		120		354
Accrued service fees	—		6		—
Accrued transfer and administrative fees	1		91		85
Accrued directors’ expenses	—		—		4
Accrued other expenses	—		85		25
Payables:
Capital Shares reacquired	—		278		3,238
Dividends payable	—		1,236		10,474
Foreign currency contracts	122		—		—
Investment securities purchased	724		106,726		59,386
Options and swaptions contracts written (premiums received $0, $108 and $0)	—		4		—
Unrealized loss on swap agreements	—		8		734
Collateral obligation on securities loaned, at value	—		102,460		357,017

Total Liabilities	853		211,146		432,060

Net Assets Applicable to Outstanding Shares	$5,701		$371,432		$1,712,143

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$5,648		$388,077		$1,647,087
Accumulated undistributed (overdistributed) net investment income (operating loss)	5		12		(2,342)
Accumulated undistributed (overdistributed) net realized gain (loss)	(11)		(15,299)		44,036
Net unrealized appreciation (depreciation) of investments	64		(1,358)		23,253
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	(5)		—		109

Total Net Assets	$5,701		$371,432		$1,712,143

Capital Stock (par value: $.01 a share):
Shares authorized	300,000		730,000		600,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	N/A		$11,507		N/A
Shares Issued and Outstanding			1,150
Net Asset Value per share			$10.01

Advisors Select: Net Assets	N/A		$9,423		N/A
Shares Issued and Outstanding			942
Net Asset Value per share			$10.01

Advisors Signature: Net Assets	N/A		$857		N/A
Shares Issued and Outstanding			85
Net Asset Value per share			$10.05

Class A: Net Assets	$2,139		$194,295		$809,318
Shares Issued and Outstanding	212		19,314		92,465
Net Asset Value per share	$10.08		$10.06		$8.75
Maximum Offering Price	$10.67	(B)	$10.53	(C)	$9.16	(C)

Class B: Net Assets	N/A		$33,667		$82,104
Shares Issued and Outstanding			3,346		9,334
Net Asset Value per share			$10.06	(D)	$8.80	(D)

Class C: Net Assets	$1,546		$1,506		$139,417
Shares Issued and Outstanding	154		150		15,854
Net Asset Value per share	$10.07	(D)	$10.07	(D)	$8.79	(D)

Class J: Net Assets	N/A		$101,868		N/A
Shares Issued and Outstanding			10,095
Net Asset Value per share			$10.09	(D)

Institutional: Net Assets	$2,016		$16		$681,304
Shares Issued and Outstanding	200		2		77,950
Net Asset Value per share	$10.08		$10.04		$8.74

Preferred: Net Assets	N/A		$15,569		N/A
Shares Issued and Outstanding			1,552
Net Asset Value per share			$10.03

Select: Net Assets	N/A		$2,724		N/A
Shares Issued and Outstanding			272
Net Asset Value per share			$10.03

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Maximum offering price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.

(D)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

94

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

					International
			Inflation Protection		Emerging Markets
Amounts in thousands, except per share amounts	Income Fund		Fund		Fund

Investment in securities—at cost	$1,367,561		$615,933		$1,282,865

Foreign currency—at cost	$—		$—		$2,193

Assets
Investment in securities—at value	$1,360,006	(A)	$608,184	(A)	$1,626,111	(A)
Foreign currency—at value	—		—		2,189
Cash	10		1,415		7,372
Receivables:
Capital Shares sold	5,608		1,557		5,109
Dividends and interest	16,533		2,617		2,029
Expense reimbursement from Underwriter	—		—		12
Foreign tax refund	—		—		389
Investment securities sold	—		430		43,692
Unrealized gain on swap agreements	—		3,999		—
Prepaid transfer and administrative fees	—		4		—

Total Assets	1,382,157		618,206		1,686,903
Liabilities
Accrued management and investment advisory fees	509		160		1,388
Accrued administrative service fees	—		—		13
Accrued distribution fees	108		4		211
Accrued service fees	—		—		16
Accrued transfer and administrative fees	69		—		108
Accrued other expenses	15		10		79
Payables:
Capital Shares reacquired	1,015		117		1,143
Deferred foreign tax	—		—		2,147
Dividends payable	5,750		1,347		—
Investment securities purchased	—		429		37,577
Options and swaptions contracts written (premiums received $0, $122 and $0)	—		5		—
Unrealized loss on swap agreements	—		122		—
Collateral obligation on securities loaned, at value	177,847		140,441		147,927

Total Liabilities	185,313		142,635		190,609

Net Assets Applicable to Outstanding Shares	$1,196,844		$475,571		$1,496,294

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,223,917		$483,343		$924,565
Accumulated undistributed (overdistributed) net investment income (operating loss)	(7,684)		1,655		7,651
Accumulated undistributed (overdistributed) net realized gain (loss)	(11,834)		(5,550)		222,936
Net unrealized appreciation (depreciation) of investments	(7,555)		(3,877)		341,099
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	—		—		43

Total Net Assets	$1,196,844		$475,571		$1,496,294

Capital Stock (par value: $.01 a share):
Shares authorized	600,000		680,000		455,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	N/A		$1,279		$30,969
Shares Issued and Outstanding			136		792
Net Asset Value per share			$9.43		$39.10

Advisors Select: Net Assets	N/A		$625		$16,251
Shares Issued and Outstanding			66		418
Net Asset Value per share			$9.42		$38.86

Advisors Signature: Net Assets	N/A		$87		$7,171
Shares Issued and Outstanding			9		183
Net Asset Value per share			$9.42		$39.13

Class A: Net Assets	$145,964		$4,223		$225,132
Shares Issued and Outstanding	16,232		443		5,700
Net Asset Value per share	$8.99		$9.53		$39.50
Maximum Offering Price	$9.41	(B)	$9.98	(B)	$41.80	(C)

Class B: Net Assets	$77,832		N/A		$33,457
Shares Issued and Outstanding	8,628				862
Net Asset Value per share	$9.02	(D)			$38.83	(D)

Class C: Net Assets	$12,107		$838		$10,276
Shares Issued and Outstanding	1,343		88		261
Net Asset Value per share	$9.02	(D)	$9.56	(D)	$39.30	(D)

Class J: Net Assets	N/A		$6,004		$307,022
Shares Issued and Outstanding			636		7,991
Net Asset Value per share			$9.45	(D)	$38.42	(D)

Institutional: Net Assets	$960,941		$461,619		$802,809
Shares Issued and Outstanding	106,648		48,840		20,293
Net Asset Value per share	$9.01		$9.45		$39.56

Preferred: Net Assets	N/A		$625		$46,271
Shares Issued and Outstanding			67		1,172
Net Asset Value per share			$9.44		$39.49

Select: Net Assets	N/A		$271		$16,936
Shares Issued and Outstanding			29		430
Net Asset Value per share			$9.43		$39.42

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.

(C)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(D)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

95

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	International		LargeCap Growth		LargeCap S&P 500
Amounts in thousands, except per share amounts	Growth Fund		Fund		Index Fund

Investment in securities—at cost	$2,293,807		$3,930,586		$1,011,461

Assets
Investment in securities—at value	$2,730,299	(A)	$4,866,178	(A)	$1,284,232	(A)
Cash	—		10		10
Receivables:
Capital Shares sold	2,951		6,082		819
Dividends and interest	3,743		2,045		1,037
Expense reimbursement from Manager	7		—		5
Expense reimbursement from Underwriter	4		2		18
Investment securities sold	22,713		—		—
Variation margin on futures contracts	—		—		400
Other assets	—		12		—
Prepaid expenses	9		—		—

Total Assets	2,759,726		4,874,329		1,286,521
Liabilities
Accrued management and investment advisory fees	1,945		2,165		148
Accrued administrative service fees	14		25		67
Accrued distribution fees	52		237		256
Accrued service fees	16		30		82
Accrued transfer and administrative fees	22		475		129
Accrued directors’ expenses	—		1		—
Accrued other expenses	—		156		113
Cash overdraft	24		—		—
Payables:
Capital Shares reacquired	115		2,745		535
Investment securities purchased	10,679		—		—
Collateral obligation on securities loaned, at value	275,468		449,508		101,531

Total Liabilities	288,335		455,342		102,861

Net Assets Applicable to Outstanding Shares	$2,471,391		$4,418,987		$1,183,660

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,819,078		$3,475,009		$889,795
Accumulated undistributed (overdistributed) net investment income (operating loss)	18,601		7,266		11,600
Accumulated undistributed (overdistributed) net realized gain (loss)	197,196		1,120		9,271
Net unrealized appreciation (depreciation) of investments	436,492		935,592		272,994
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	24		—		—

Total Net Assets	$2,471,391		$4,418,987		$1,183,660

Capital Stock (par value: $.01 a share):
Shares authorized	590,000		1,115,000		585,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$40,890		$59,749		$181,330
Shares Issued and Outstanding	2,566		5,781		16,398
Net Asset Value per share	$15.94		$10.34		$11.06

Advisors Select: Net Assets	$17,310		$24,502		$70,976
Shares Issued and Outstanding	1,148		2,481		6,435
Net Asset Value per share	$15.08		$9.88		$11.03

Advisors Signature: Net Assets	$3,543		$12,562		$13,456
Shares Issued and Outstanding	230		1,275		1,224
Net Asset Value per share	$15.39		$9.85		$10.99

Class A: Net Assets	$375		$535,659		$90,317
Shares Issued and Outstanding	24		53,777		8,169
Net Asset Value per share	$15.53		$9.96		$11.06
Maximum Offering Price	$16.43	(B)	$10.54	(B)	$11.23	(C)

Class B: Net Assets	N/A		$94,254		N/A
Shares Issued and Outstanding			9,652
Net Asset Value per share			$9.76	(D)

Class C: Net Assets	$22		$8,037		$2,691
Shares Issued and Outstanding	1		812		245
Net Asset Value per share	$15.52	(D)	$9.90	(D)	$10.99	(D)

Class J: Net Assets	$87,193		$52,055		$423,409
Shares Issued and Outstanding	5,749		5,459		38,676
Net Asset Value per share	$15.17	(D)	$9.53	(D)	$10.95	(D)

Institutional: Net Assets	$2,268,322		$3,509,320		$87,900
Shares Issued and Outstanding	146,009		350,230		7,932
Net Asset Value per share	$15.54		$10.02		$11.08

Preferred: Net Assets	$28,010		$96,875		$250,112
Shares Issued and Outstanding	1,820		9,570		22,388
Net Asset Value per share	$15.39		$10.12		$11.17

Select: Net Assets	$25,726		$25,974		$63,469
Shares Issued and Outstanding	1,678		2,533		5,714
Net Asset Value per share	$15.33		$10.25		$11.11

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Maximum offering price equals net asset value plus a front-end sales charge of 1.50% of the offering price or 1.52% of the net asset value.

(D)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

96

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	LargeCap Value		MidCap Blend		MidCap Stock
Amounts in thousands, except per share amounts	Fund		Fund		Fund

Investment in securities—at cost	$817,413		$949,097		$825,724

Assets
Investment in securities—at value	$915,095	(A)	$1,138,890	(A)	$1,026,169	(A)
Cash	353		19		10
Receivables:
Capital Shares sold	445		297		855
Dividends and interest	966		382		486
Expense reimbursement from Manager	4		204		7
Expense reimbursement from Underwriter	3		9		—
Investment securities sold	28,485		1,801		971
Other assets	28		6		—
Prepaid expenses	—		—		4

Total Assets	945,379		1,141,608		1,028,502
Liabilities
Accrued management and investment advisory fees	325		502		558
Accrued administrative service fees	2		5		—
Accrued distribution fees	111		280		90
Accrued service fees	3		7		—
Accrued transfer and administrative fees	162		345		67
Accrued other expenses	94		191		—
Payables:
Capital Shares reacquired	438		629		711
Investment securities purchased	31,672		1,183		746
Collateral obligation on securities loaned, at value	45,004		206,611		173,696

Total Liabilities	77,811		209,753		175,868

Net Assets Applicable to Outstanding Shares	$867,568		$931,855		$852,634

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$693,479		$655,911		$546,498
Accumulated undistributed (overdistributed) net investment income (operating loss)	10,047		—		6,111
Accumulated undistributed (overdistributed) net realized gain (loss)	65,665		86,151		99,580
Net unrealized appreciation (depreciation) of investments	98,377		189,793		200,445

Total Net Assets	$867,568		$931,855		$852,634

Capital Stock (par value: $.01 a share):
Shares authorized	455,000		490,000		600,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$3,258		$10,101		N/A
Shares Issued and Outstanding	243		635
Net Asset Value per share	$13.44		$15.91

Advisors Select: Net Assets	$3,608		$3,312		N/A
Shares Issued and Outstanding	268		211
Net Asset Value per share	$13.45		$15.74

Advisors Signature: Net Assets	$1,010		$1,323		N/A
Shares Issued and Outstanding	75		84
Net Asset Value per share	$13.44		$15.73

Class A: Net Assets	$298,926		$596,568		$252,198
Shares Issued and Outstanding	22,094		37,344		12,276
Net Asset Value per share	$13.53		$15.97		$20.55
Maximum Offering Price	$14.32	(B)	$16.90	(B)	$21.75	(B)

Class B: Net Assets	$20,306		$69,393		$29,395
Shares Issued and Outstanding	1,514		4,358		1,529
Net Asset Value per share	$13.42	(C)	$15.92	(C)	$19.23	(C)

Class C: Net Assets	$1,043		$3,914		$10,380
Shares Issued and Outstanding	78		247		540
Net Asset Value per share	$13.44	(C)	$15.86	(C)	$19.25	(C)

Class J: Net Assets	$60,957		$212,869		N/A
Shares Issued and Outstanding	4,559		13,644
Net Asset Value per share	$13.37	(C)	$15.60	(C)

Institutional: Net Assets	$467,050		$1,378		$560,661
Shares Issued and Outstanding	34,450		86		26,868
Net Asset Value per share	$13.56		$15.99		$20.87

Preferred: Net Assets	$9,482		$26,379		N/A
Shares Issued and Outstanding	699		1,650
Net Asset Value per share	$13.55		$15.98

Select: Net Assets	$1,928		$6,618		N/A
Shares Issued and Outstanding	143		410
Net Asset Value per share	$13.46		$16.13

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

97

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Money Market		Mortgage		Partners LargeCap
Amounts in thousands, except per share amounts	Fund		Securities Fund		Blend Fund

Investment in securities—at cost	$2,542,440		$1,702,227		$1,041,167

Assets
Investment in securities—at value	$2,542,440		$1,678,198	(A)	$1,205,319	(A)
Cash	11		10		10,354
Receivables:
Capital Shares sold	8,865		6,752		504
Dividends and interest	3,116		8,539		896
Expense reimbursement from Manager	—		—		3
Expense reimbursement from Underwriter	—		—		7
Investment securities sold	—		181		5,431
Variation margin on futures contracts	—		—		123
Other assets	27		—		—

Total Assets	2,554,459		1,693,680		1,222,637
Liabilities
Accrued management and investment advisory fees	825		708		686
Accrued administrative service fees	16		—		17
Accrued distribution fees	88		76		123
Accrued service fees	20		—		20
Accrued transfer and administrative fees	187		64		75
Accrued directors’ expenses	1		1		—
Accrued other expenses	13		20		61
Payables:
Capital Shares reacquired	2,909		868		738
Dividends payable	—		6,866		—
Investment securities purchased	8,400		—		5,140
Collateral obligation on securities loaned, at value	—		32,108		114,509

Total Liabilities	12,459		40,711		121,369

Net Assets Applicable to Outstanding Shares	$2,542,000		$1,652,969		$1,101,268

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,542,000		$1,711,364		$840,108
Accumulated undistributed (overdistributed) net investment income (operating loss)	—		(916)		5,536
Accumulated undistributed (overdistributed) net realized gain (loss)	—		(33,450)		91,334
Net unrealized appreciation (depreciation) of investments	—		(24,029)		164,290

Total Net Assets	$2,542,000		$1,652,969		$1,101,268

Capital Stock (par value: $.01 a share):
Shares authorized	7,175,000		600,000		490,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$22,245		N/A		$29,848
Shares Issued and Outstanding	22,245				2,418
Net Asset Value per share	$1.00				$12.34

Advisors Select: Net Assets	$14,987		N/A		$30,709
Shares Issued and Outstanding	14,987				2,503
Net Asset Value per share	$1.00				$12.27

Advisors Signature: Net Assets	$3,568		N/A		$3,426
Shares Issued and Outstanding	3,568				277
Net Asset Value per share	$1.00				$12.37

Class A: Net Assets	$1,953,474		$90,167		$68,879
Shares Issued and Outstanding	1,953,474		8,553		5,533
Net Asset Value per share	$1.00		$10.54		$12.45
Maximum Offering Price	$1.00		$11.04	(B)	$13.17	(C)

Class B: Net Assets	$33,265		$58,227		$27,824
Shares Issued and Outstanding	33,265		5,527		2,258
Net Asset Value per share	$1.00	(D)	$10.53	(D)	$12.33	(D)

Class C: Net Assets	$11,214		$7,273		$1,182
Shares Issued and Outstanding	11,214		691		95
Net Asset Value per share	$1.00	(D)	$10.52	(D)	$12.38	(D)

Class J: Net Assets	$186,246		N/A		$160,166
Shares Issued and Outstanding	186,246				13,211
Net Asset Value per share	$1.00	(D)			$12.12	(D)

Institutional: Net Assets	$216,988		$1,497,302		$706,735
Shares Issued and Outstanding	216,988		141,995		56,654
Net Asset Value per share	$1.00		$10.54		$12.47

Preferred: Net Assets	$86,072		N/A		$55,239
Shares Issued and Outstanding	86,072				4,455
Net Asset Value per share	$1.00				$12.40

Select: Net Assets	$13,941		N/A		$17,260
Shares Issued and Outstanding	13,941				1,389
Net Asset Value per share	$1.00				$12.42

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.

(C)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(D)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

98

Statements Of Assets And Liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Partners LargeCap		Partners LargeCap		Partners LargeCap
Amounts in thousands, except per share amounts	Blend Fund I		Growth Fund I		Growth Fund II

Investment in securities — at cost	$906,158		$1,761,006		$832,993

Assets
Investment in securities — at value	$974,996	(A)	$2,058,273	(A)	$961,623	(A)
Cash	31,610		57,677		5,834
Receivables:
Capital Shares sold	755		776		340
Dividends and interest	701		756		408
Expense reimbursement from Manager	2		5		8
Expense reimbursement from Underwriter	2		2		1
Investment securities sold	—		5,361		15,676
Variation margin on futures contracts	—		—		197
Other assets	2		1		—

Total Assets	1,008,068		2,122,851		984,087

Liabilities
Accrued management and investment advisory fees	334		1,130		699
Accrued administrative service fees	2		10		9
Accrued distribution fees	70		55		21
Accrued service fees	3		13		10
Accrued transfer and administrative fees	118		70		3
Accrued other expenses	70		54		12
Payables:
Capital Shares reacquired	144		2,233		21
Foreign currency contracts	—		—		25
Investment securities purchased	—		18,474		7,774
Collateral obligation on securities loaned, at value	101,008		224,569		120,719

Total Liabilities	101,749		246,608		129,293

Net Assets Applicable to Outstanding Shares	$906,319		$1,876,243		$854,794

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$810,162		$1,506,020		$627,327
Accumulated undistributed (overdistributed) net investment income (operating loss)	6,461		1,183		—
Accumulated undistributed (overdistributed) net realized gain (loss)	20,654		71,773		98,827
Net unrealized appreciation (depreciation) of investments	69,042		297,267		128,665
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	—		—		(25)

Total Net Assets	$906,319		$1,876,243		$854,794

Capital Stock (par value: $.01 a share):
Shares authorized	455,000		540,000		470,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$3,964		$26,373		$9,884
Shares Issued and Outstanding	374		2,796		1,025
Net Asset Value per share	$10.60		$9.43		$9.65

Advisors Select: Net Assets	$4,227		$18,098		$14,150
Shares Issued and Outstanding	401		1,978		1,486
Net Asset Value per share	$10.55		$9.15		$9.52

Advisors Signature: Net Assets	$1,019		$1,480		$1,727
Shares Issued and Outstanding	97		157		176
Net Asset Value per share	$10.50		$9.38		$9.81

Class A: Net Assets	$145,312		$55,689		$1,235
Shares Issued and Outstanding	13,743		5,894		125
Net Asset Value per share	$10.57		$9.45		$9.91
Maximum Offering Price	$11.19	(B)	$10.00	(B)	$10.49	(B)

Class B: Net Assets	$13,747		$12,656		N/A
Shares Issued and Outstanding	1,323		1,368
Net Asset Value per share	$10.39	(C)	$9.25	(C)

Class C: Net Assets	$970		$652		$418
Shares Issued and Outstanding	92		69		42
Net Asset Value per share	$10.52	(C)	$9.50	(C)	$9.84	(C)

Class J: Net Assets	$56,114		$52,111		$30,363
Shares Issued and Outstanding	5,353		5,865		3,263
Net Asset Value per share	$10.48	(C)	$8.88	(C)	$9.30	(C)

Institutional: Net Assets	$670,138		$1,668,453		$750,044
Shares Issued and Outstanding	63,219		173,924		74,622
Net Asset Value per share	$10.60		$9.59		$10.05

Preferred: Net Assets	$6,587		$34,416		$24,856
Shares Issued and Outstanding	618		3,624		2,520
Net Asset Value per share	$10.66		$9.50		$9.86

Select: Net Assets	$4,241		$6,315		$22,117
Shares Issued and Outstanding	399		673		2,260
Net Asset Value per share	$10.62		$9.39		$9.79

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

99

Statements Of Assets And Liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Partners LargeCap
	Value		Partners MidCap		Partners MidCap
Amounts in thousands, except per share amounts	Fund		Growth Fund		Growth Fund I

Investment in securities — at cost	$2,479,379		$728,462		$369,385

Assets
Investment in securities — at value	$2,948,041	(A)	$884,171	(A)	$404,761	(A)
Cash	48,035		41,789		855
Receivables:
Capital Shares sold	721		604		33
Dividends and interest	3,765		411		124
Expense reimbursement from Manager	5		13		3
Expense reimbursement from Underwriter	6		2		—
Investment securities sold	6,040		10,823		4,777
Variation margin on futures contracts	400		—		—

Total Assets	3,007,013		937,813		410,553

Liabilities
Accrued management and investment advisory fees	1,813		593		278
Accrued administrative service fees	47		11		2
Accrued distribution fees	141		48		3
Accrued service fees	57		14		2
Accrued transfer and administrative fees	80		37		1
Accrued other expenses	64		30		5
Payables:
Capital Shares reacquired	8,667		760		58
Indebtedness	25		—		—
Investment securities purchased	10,283		22,440		4,518
Collateral obligation on securities loaned, at value	195,123		188,616		73,545

Total Liabilities	216,300		212,549		78,412

Net Assets Applicable to Outstanding Shares	$2,790,713		$725,264		$332,141

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,124,727		$523,661		$261,490
Accumulated undistributed (overdistributed) net investment income (operating loss)	35,816		—		46
Accumulated undistributed (overdistributed) net realized gain (loss)	161,178		45,894		35,229
Net unrealized appreciation (depreciation) of investments	468,992		155,709		35,376

Total Net Assets	$2,790,713		$725,264		$332,141

Capital Stock (par value: $.01 a share):
Shares authorized	550,000		455,000		430,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$139,292		$32,810		$3,329
Shares Issued and Outstanding	8,618		2,657		255
Net Asset Value per share	$16.16		$12.35		$13.05

Advisors Select: Net Assets	$63,577		$14,941		$3,685
Shares Issued and Outstanding	4,059		1,244		285
Net Asset Value per share	$15.66		$12.01		$12.96

Advisors Signature: Net Assets	$8,782		$871		$1,103
Shares Issued and Outstanding	557		73		85
Net Asset Value per share	$15.75		$11.88		$12.96

Class A: Net Assets	$69,156		$39,400		$3,573
Shares Issued and Outstanding	4,356		3,285		273
Net Asset Value per share	$15.88		$11.99		$13.10
Maximum Offering Price	$16.80	(B)	$12.69	(B)	$13.86	(B)

Class B: Net Assets	$23,269		$12,895		N/A
Shares Issued and Outstanding	1,473		1,095
Net Asset Value per share	$15.81	(C)	$11.78	(C)

Class C: Net Assets	$1,363		$1,070		$332
Shares Issued and Outstanding	86		89		25
Net Asset Value per share	$15.80	(C)	$11.99	(C)	$13.02	(C)

Class J: Net Assets	$132,320		$38,498		N/A
Shares Issued and Outstanding	8,445		3,347
Net Asset Value per share	$15.67	(C)	$11.50	(C)

Institutional: Net Assets	$2,156,908		$536,957		$311,595
Shares Issued and Outstanding	135,564		43,964		23,358
Net Asset Value per share	$15.91		$12.21		$13.34

Preferred: Net Assets	$136,082		$20,495		$4,921
Shares Issued and Outstanding	8,572		1,641		372
Net Asset Value per share	$15.88		$12.49		$13.23

Select: Net Assets	$59,964		$27,327		$3,603
Shares Issued and Outstanding	3,795		2,215		274
Net Asset Value per share	$15.80		$12.34		$13.16

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

100

Statements Of Assets And Liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Partners MidCap		Partners SmallCap		Preferred
Amounts in thousands, except per share amounts	Value Fund		Growth Fund II		Securities Fund

Investment in securities — at cost	$817,088		$741,848		$905,768

Assets
Investment in securities — at value	$851,222	(A)	$882,953	(A)	$869,872	(A)
Cash	4,003		23,472		20,192
Receivables:
Capital Shares sold	221		166		6,912
Dividends and interest	442		132		7,142
Expense reimbursement from Manager	—		13		10
Expense reimbursement from Underwriter	4		1		1
Investment securities sold	4,487		8,455		—

Total Assets	860,379		915,192		904,129

Liabilities
Accrued management and investment advisory fees	619		605		520
Accrued administrative service fees	15		10		—
Accrued distribution fees	65		32		44
Accrued service fees	18		12		—
Accrued transfer and administrative fees	29		29		9
Accrued other expenses	37		29		18
Payables:
Capital Shares reacquired	1,815		1,058		326
Dividends payable	—		—		4,230
Indebtedness	70		—		—
Investment securities purchased	2,092		3,388		1,172
Collateral obligation on securities loaned, at value	135,669		192,241		52,855

Total Liabilities	140,429		197,404		59,174

Net Assets Applicable to Outstanding Shares	$719,950		$717,788		$844,955

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$613,904		$540,358		$889,321
Accumulated undistributed (overdistributed) net investment income (operating loss)	3,218		—		721
Accumulated undistributed (overdistributed) net realized gain (loss)	68,694		36,325		(9,191)
Net unrealized appreciation (depreciation) of investments	34,134		141,105		(35,896)

Total Net Assets	$719,950		$717,788		$844,955

Capital Stock (par value: $.01 a share):
Shares authorized	440,000		440,000		455,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$35,378		$17,704		$1,911
Shares Issued and Outstanding	2,249		1,773		190
Net Asset Value per share	$15.73		$9.98		$10.04

Advisors Select: Net Assets	$24,123		$15,348		$681
Shares Issued and Outstanding	1,579		1,574		68
Net Asset Value per share	$15.28		$9.75		$10.02

Advisors Signature: Net Assets	$1,940		$1,945		$545
Shares Issued and Outstanding	123		192		54
Net Asset Value per share	$15.73		$10.12		$10.05

Class A: Net Assets	$12,310		$19,434		$81,441
Shares Issued and Outstanding	775		1,913		8,059
Net Asset Value per share	$15.88		$10.16		$10.11
Maximum Offering Price	$16.80	(B)	$10.75	(B)	$10.59	(C)

Class B: Net Assets	$2,087		$7,842		N/A
Shares Issued and Outstanding	133		787
Net Asset Value per share	$15.71	(D)	$9.97	(D)

Class C: Net Assets	$1,307		$502		$21,750
Shares Issued and Outstanding	83		50		2,152
Net Asset Value per share	$15.79	(D)	$10.10	(D)	$10.11	(D)

Class J: Net Assets	$99,206		$27,431		$25,471
Shares Issued and Outstanding	6,557		2,947		2,554
Net Asset Value per share	$15.13	(D)	$9.31	(D)	$9.97	(D)

Institutional: Net Assets	$491,544		$577,388		$712,347
Shares Issued and Outstanding	30,713		55,545		70,743
Net Asset Value per share	$16.00		$10.39		$10.07

Preferred: Net Assets	$28,701		$40,400		$575
Shares Issued and Outstanding	1,815		3,958		57
Net Asset Value per share	$15.82		$10.21		$10.05

Select: Net Assets	$23,354		$9,794		$234
Shares Issued and Outstanding	1,488		970		23
Net Asset Value per share	$15.70		$10.09		$10.03

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Maximum offering price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.

(D)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

101

Statements Of Assets And Liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Real Estate		Short-Term Bond		Short-Term Income
Amounts in thousands, except per share amounts	Securities Fund		Fund		Fund

Investment in securities — at cost	$1,673,113		$346,344		$237,766

Assets
Investment in securities — at value	$1,780,868	(A)	$342,924	(A)	$235,692	(A)
Cash	10		622		10
Receivables:
Capital Shares sold	1,598		1,029		787
Dividends and interest	1,527		2,767		2,505
Expense reimbursement from Manager	58		5		3
Expense reimbursement from Underwriter	8		3		—
Investment securities sold	1,904		72		8
Variation margin on futures contracts	—		—		48

Total Assets	1,785,973		347,422		239,053

Liabilities
Accrued management and investment advisory fees	1,138		99		87
Accrued administrative service fees	19		3		—
Accrued distribution fees	161		44		12
Accrued service fees	23		4		—
Accrued transfer and administrative fees	203		27		13
Accrued other expenses	171		37		16
Payables:
Capital Shares reacquired	890		254		203
Dividends payable	—		417		812
Investment securities purchased	6,783		2,783		—
Options and swaptions contracts written (premiums received $0, $70 and $0)	—		3		—
Unrealized loss on swap agreements	—		21		—
Variation margin on futures contracts	—		41		—
Collateral obligation on securities loaned, at value	148,079		48,158		27,768

Total Liabilities	157,467		51,891		28,911

Net Assets Applicable to Outstanding Shares	$1,628,506		$295,531		$210,142

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,143,057		$309,133		$216,564
Accumulated undistributed (overdistributed) net investment income (operating loss)	3,706		(494)		75
Accumulated undistributed (overdistributed) net realized gain (loss)	373,988		(9,669)		(4,355)
Net unrealized appreciation (depreciation) of investments	107,755		(3,439)		(2,142)

Total Net Assets	$1,628,506		$295,531		$210,142

Capital Stock (par value: $.01 a share):
Shares authorized	730,000		655,000		550,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$42,136		$21,024		N/A
Shares Issued and Outstanding	1,708		2,135
Net Asset Value per share	$24.67		$9.85

Advisors Select: Net Assets	$22,550		$82		N/A
Shares Issued and Outstanding	925		9
Net Asset Value per share	$24.39		$9.82

Advisors Signature: Net Assets	$3,842		$156		N/A
Shares Issued and Outstanding	155		16
Net Asset Value per share	$24.82		$9.79

Class A: Net Assets	$124,434		$89,390		$36,639
Shares Issued and Outstanding	4,984		9,132		3,160
Net Asset Value per share	$24.97		$9.79		$11.59
Maximum Offering Price	$26.42	(B)	$10.04	(C)	$11.89	(C)

Class B: Net Assets	$31,026		N/A		N/A
Shares Issued and Outstanding	1,249
Net Asset Value per share	$24.83	(D)

Class C: Net Assets	$7,976		$1,585		$4,952
Shares Issued and Outstanding	321		162		427
Net Asset Value per share	$24.89	(D)	$9.79	(D)	$11.60	(D)

Class J: Net Assets	$195,723		$62,768		N/A
Shares Issued and Outstanding	7,952		6,405
Net Asset Value per share	$24.61	(D)	$9.80	(D)

Institutional: Net Assets	$1,110,332		$114,649		$168,551
Shares Issued and Outstanding	44,487		11,710		14,534
Net Asset Value per share	$24.96		$9.79		$11.60

Preferred: Net Assets	$74,228		$3,591		N/A
Shares Issued and Outstanding	3,022		368
Net Asset Value per share	$24.56		$9.77

Select: Net Assets	$16,259		$2,286		N/A
Shares Issued and Outstanding	662		236
Net Asset Value per share	$24.54		$9.71

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Maximum offering price equals net asset value plus a front-end sales charge of 2.50% of the offering price or 2.56% of the net asset value.

(D)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

102

Statements Of Assets And Liabilities
Principal Investors Fund, Inc.
October 31, 2007

	SmallCap Blend		SmallCap Growth		SmallCap Value
Amounts in thousands, except per share amounts	Fund		Fund		Fund

Investment in securities — at cost	$405,756		$543,395		$757,295

Assets
Investment in securities — at value	$451,593	(A)	$601,856	(A)	$764,015	(A)
Cash	10		10		10
Receivables:
Capital Shares sold	22		420		379
Dividends and interest	181		86		352
Expense reimbursement from Manager	4		—		4
Expense reimbursement from Underwriter	—		2		3
Investment securities sold	2,586		2,311		4,178
Other assets	1		—		—

Total Assets	454,397		604,685		768,941

Liabilities
Accrued management and investment advisory fees	227		315		387
Accrued administrative service fees	1		—		8
Accrued distribution fees	68		51		49
Accrued service fees	1		1		10
Accrued transfer and administrative fees	124		54		25
Accrued directors’ expenses	—		1		—
Accrued other expenses	92		18		41
Payables:
Capital Shares reacquired	367		357		225
Investment securities purchased	3,678		1,058		—
Collateral obligation on securities loaned, at value	95,869		124,573		153,420

Total Liabilities	100,427		126,428		154,165

Net Assets Applicable to Outstanding Shares	$353,970		$478,257		$614,776

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$280,105		$397,494		$564,618
Accumulated undistributed (overdistributed) net investment income (operating loss)	—		—		3,362
Accumulated undistributed (overdistributed) net realized gain (loss)	28,028		22,302		40,076
Net unrealized appreciation (depreciation) of investments	45,837		58,461		6,720

Total Net Assets	$353,970		$478,257		$614,776

Capital Stock (par value: $.01 a share):
Shares authorized	455,000		705,000		830,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$1,930		$1,862		$14,069
Shares Issued and Outstanding	108		183		747
Net Asset Value per share	$17.86		$10.18		$18.83

Advisors Select: Net Assets	$2,626		$848		$8,117
Shares Issued and Outstanding	149		84		436
Net Asset Value per share	$17.67		$10.07		$18.63

Advisors Signature: Net Assets	$414		$204		$1,431
Shares Issued and Outstanding	23		21		76
Net Asset Value per share	$17.72		$9.93		$18.63

Class A: Net Assets	$118,157		$115,046		$23,033
Shares Issued and Outstanding	6,583		11,306		1,224
Net Asset Value per share	$17.95		$10.18		$18.82
Maximum Offering Price	$18.99	(B)	$10.77	(B)	$19.92	(B)

Class B: Net Assets	$22,058		$7,549		$4,545
Shares Issued and Outstanding	1,254		750		244
Net Asset Value per share	$17.60	(C)	$10.07	(C)	$18.59	(C)

Class C: Net Assets	$1,573		$1,730		$4,496
Shares Issued and Outstanding	88		171		240
Net Asset Value per share	$17.85	(C)	$10.10	(C)	$18.72	(C)

Class J: Net Assets	$159,977		$41,871		$70,236
Shares Issued and Outstanding	9,264		4,374		3,845
Net Asset Value per share	$17.27	(C)	$9.57	(C)	$18.27	(C)

Institutional: Net Assets	$42,510		$307,452		$443,376
Shares Issued and Outstanding	2,330		30,113		23,444
Net Asset Value per share	$18.24		$10.21		$18.91

Preferred: Net Assets	$2,584		$1,352		$37,447
Shares Issued and Outstanding	141		130		1,969
Net Asset Value per share	$18.28		$10.44		$19.02

Select: Net Assets	$2,141		$343		$8,026
Shares Issued and Outstanding	118		33		424
Net Asset Value per share	$18.14		$10.38		$18.93

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

103

Statements Of Assets And Liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Tax-Exempt Bond		Ultra Short Bond		West Coast Equity
Amounts in thousands, except per share amounts	Fund I		Fund		Fund

Investment in securities — at cost	$317,444		$214,934		$1,500,952

Assets
Investment in securities — at value	$325,294		$204,947	(A)	$2,262,200	(A)
Cash	60		201		10
Receivables:
Capital Shares sold	763		1,286		1,092
Dividends and interest	4,853		1,548		659
Expense reimbursement from Manager	44		4		—
Expense reimbursement from Underwriter	—		1		—
Investment securities sold	—		115		4,375
Other assets	9		—		—
Prepaid transfer and administrative fees	—		2		—

Total Assets	331,023		208,104		2,268,336

Liabilities
Accrued management and investment advisory fees	131		69		761
Accrued administrative service fees	—		2		—
Accrued distribution fees	81		22		375
Accrued service fees	—		2		—
Accrued transfer and administrative fees	28		—		245
Accrued directors’ expenses	—		—		2
Accrued other expenses	8		21		3
Payables:
Capital Shares reacquired	294		239		1,678
Dividends payable	1,114		939		—
Interest expense and fees payable	286		—		—
Investment securities purchased	989		1,017		3,265
Options and swaptions contracts written (premiums received $0, $28 and $0)	—		1		—
Collateral obligation on securities loaned, at value	—		2,025		351,127
Floating rate notes issued	22,535		—		—

Total Liabilities	25,466		4,337		357,456

Net Assets Applicable to Outstanding Shares	$305,557		$203,767		$1,910,880

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$298,165		$214,402		$1,019,903
Accumulated undistributed (overdistributed) net investment income (operating loss)	800		65		7,937
Accumulated undistributed (overdistributed) net realized gain (loss)	(1,258)		(712)		121,792
Net unrealized appreciation (depreciation) of investments	7,850		(9,988)		761,248

Total Net Assets	$305,557		$203,767		$1,910,880

Capital Stock (par value: $.01 a share):
Shares authorized	300,000		695,000		600,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	N/A		$2,437		N/A
Shares Issued and Outstanding			257
Net Asset Value per share			$9.50

Advisors Select: Net Assets	N/A		$8,180		N/A
Shares Issued and Outstanding			863
Net Asset Value per share			$9.48

Advisors Signature: Net Assets	N/A		$11		N/A
Shares Issued and Outstanding			1
Net Asset Value per share			$9.48

Class A: Net Assets	$282,685		$15,700		$956,005
Shares Issued and Outstanding	38,135		1,643		19,371
Net Asset Value per share	$7.41		$9.55		$49.35
Maximum Offering Price	$7.76	(B)	$9.65	(C)	$52.22	(D)

Class B: Net Assets	$19,941		N/A		$185,705
Shares Issued and Outstanding	2,689				4,286
Net Asset Value per share	$7.41	(E)			$43.33	(E)

Class C: Net Assets	$2,931		$2,856		$22,174
Shares Issued and Outstanding	395		299		509
Net Asset Value per share	$7.42	(E)	$9.55	(E)	$43.53	(E)

Class J: Net Assets	N/A		$33,820		N/A
Shares Issued and Outstanding			3,566
Net Asset Value per share			$9.48	(E)

Institutional: Net Assets	N/A		$138,500		$746,996
Shares Issued and Outstanding			14,505		14,964
Net Asset Value per share			$9.55		$49.92

Preferred: Net Assets	N/A		$2,252		N/A
Shares Issued and Outstanding			236
Net Asset Value per share			$9.53

Select: Net Assets	N/A		$11		N/A
Shares Issued and Outstanding			1
Net Asset Value per share			$9.46

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.

(C)	Maximum offering price equals net asset value plus a front-end sales charge of 1.00% of the offering price or 1.01% of the net asset value.

(D)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(E)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

104

Statements Of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

		California Insured
	Bond & Mortgage	Intermediate	California Municipal
Amounts in thousands	Securities Fund	Municipal Fund	Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$595	$—	$—
Interest	132,125	4,281	21,159
Securities lending	2,817	—	—

Total Income	135,537	4,281	21,159
Expenses:
Management and investment advisory fees	11,828	486	1,934
Distribution fees — Advisors Preferred	148	N/A	N/A
Distribution fees — Advisors Select	123	N/A	N/A
Distribution fees — Advisors Signature	20	N/A	N/A
Distribution fees — Class A	413	138	677
Distribution fees — Class B	238	370	1,104
Distribution fees — Class C	10	49	48
Distribution fees — Class J	1,241	N/A	N/A
Distribution fees — Select	24	N/A	N/A
Administrative service fees — Advisors Preferred	88	N/A	N/A
Administrative service fees — Advisors Select	82	N/A	N/A
Administrative service fees — Advisors Signature	16	N/A	N/A
Administrative service fees — Preferred	113	N/A	N/A
Administrative service fees — Select	31	N/A	N/A
Registration fees — Class A	22	24	22
Registration fees — Class B	17	19	23
Registration fees — Class C	24	25	24
Registration fees — Class J	27	N/A	N/A
Service fees — Advisors Preferred	101	N/A	N/A
Service fees — Advisors Select	102	N/A	N/A
Service fees — Advisors Signature	14	N/A	N/A
Service fees — Preferred	154	N/A	N/A
Service fees — Select	36	N/A	N/A
Shareholder reports — Class A	41	1	21
Shareholder reports — Class B	10	1	6
Shareholder reports — Class J	77	N/A	N/A
Transfer and administrative fees — Class A	422	15	110
Transfer and administrative fees — Class B	106	13	40
Transfer and administrative fees — Class C	4	5	5
Transfer and administrative fees — Class J	402	N/A	N/A
Auditing and legal fees	—	16	20
Custodian fees	—	7	15
Directors’ expenses	—	2	10
Interest expense and fees	—	23	1,368
Registration fees(A)	—	5	5
Shareholder reports(A)	—	—	1
Transfer and administrative fees(A)	—	2	3
Other expenses	4	29	16

Total Gross Expenses	15,938	1,230	5,452
Less: Reimbursement from Manager — Class A	200	14	5
Less: Reimbursement from Manager — Class B	110	11	—
Less: Reimbursement from Manager — Class C	26	27	26
Less: Reimbursement from Underwriter — Class J	104	N/A	N/A

Total Net Expenses	15,498	1,178	5,421

Net Investment Income (Operating Loss)	120,039	3,103	15,738

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(4,011)	290	(1,616)
Futures contracts	(2,093)	(78)	(96)
Options and swaptions	(318)	—	—
Swap agreements	(10)	—	—
Change in unrealized appreciation/depreciation of:
Investments	(32,375)	(1,755)	(16,213)
Futures contracts	(325)	24	70
Swap agreements	(1,636)	—	—
Net Realized and Unrealized Gain (Loss) on Investments

and Foreign Currencies	(40,768)	(1,519)	(17,855)

Net Increase (Decrease) in Net Assets Resulting from Operations	$79,271	$1,584	$(2,117)

(A)	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.
See accompanying notes.

105

Statements Of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Disciplined
	LargeCap Blend	Diversified	Equity Income
Amounts in thousands	Fund	International Fund	Fund I

Net Investment Income (Operating Loss)
Income:
Dividends	$49,182	$49,699	$95,894
Withholding tax on foreign dividends	—	(5,679)	—
Interest	313	879	10,148
Securities lending	496	1,211	760

Total Income	49,991	46,110	106,802
Expenses:
Management and investment advisory fees	17,159	17,026	22,206
Distribution fees — Advisors Preferred	23	173	N/A
Distribution fees — Advisors Select	7	88	N/A
Distribution fees — Advisors Signature	5	24	N/A
Distribution fees — Class A	1,384	1,374	4,457
Distribution fees — Class B	563	599	3,746
Distribution fees — Class C	19	105	2,839
Distribution fees — Class J	N/A	1,217	N/A
Distribution fees — Select	5	29	N/A
Administrative service fees — Advisors Preferred	14	104	N/A
Administrative service fees — Advisors Select	4	58	N/A
Administrative service fees — Advisors Signature	4	19	N/A
Administrative service fees — Preferred	2	90	N/A
Administrative service fees — Select	7	38	N/A
Registration fees — Class A	113	48	205
Registration fees — Class B	21	16	52
Registration fees — Class C	20	19	35
Registration fees — Class J	N/A	36	N/A
Service fees — Advisors Preferred	15	117	N/A
Service fees — Advisors Select	6	73	N/A
Service fees — Advisors Signature	3	17	N/A
Service fees — Preferred	3	123	N/A
Service fees — Select	8	43	N/A
Shareholder reports — Class A	82	105	130
Shareholder reports — Class B	28	20	63
Shareholder reports — Class C	—	2	21
Shareholder reports — Class J	N/A	63	N/A
Transfer and administrative fees — Class A	544	1,057	1,068
Transfer and administrative fees — Class B	152	211	515
Transfer and administrative fees — Class C	7	20	201
Transfer and administrative fees — Class J	N/A	297	N/A
Auditing and legal fees	6	12	15
Custodian fees	2	674	24
Directors’ expenses	8	18	48
Registration fees(A)	—	—	65
Shareholder reports(A)	—	—	50
Transfer and administrative fees(A)	—	—	52
Other expenses	17	27	67

Total Gross Expenses	20,231	23,942	35,859
Less: Reimbursement from Manager — Advisors Preferred	—	6	N/A
Less: Reimbursement from Manager — Advisors Select	—	2	N/A
Less: Reimbursement from Manager — Advisors Signature	—	1	N/A
Less: Reimbursement from Manager — Class A	312	401	—
Less: Reimbursement from Manager — Class C	22	24	—
Less: Reimbursement from Manager — Institutional	—	62	N/A
Less: Reimbursement from Manager — Preferred	—	8	N/A
Less: Reimbursement from Manager — Select	—	2	N/A
Less: Reimbursement from Underwriter — Class J	—	105	N/A

Total Net Expenses	19,897	23,331	35,859

Net Investment Income (Operating Loss)	30,094	22,779	70,943

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $0, $130 and $0, respectively)	416,449	309,184	367,678
Foreign currency transactions	—	(660)	—
Change in unrealized appreciation/depreciation of:
Investments	(63,496)	—	106,018
Investments (net of deferred foreign tax payable of $0, $64 and $0, respectively)	—	258,737	—
Translation of assets and liabilities in foreign currencies	—	24	—
Net Realized and Unrealized Gain (Loss) on Investments

and Foreign Currencies	352,953	567,285	473,696

Net Increase (Decrease) in Net Assets Resulting from Operations	$383,047	$590,064	$544,639

(A)	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.
See accompanying notes.

106

Statements Of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Global Real Estate	Government & High
Amounts in thousands	Securities Fund(A)	Quality Bond Fund	High Yield Fund II
Net Investment Income (Operating Loss)
Income:
Dividends	$10	$—	$6,595
Withholding tax on foreign dividends	(1)	—	(176)
Interest	2	19,775	107,721
Securities lending	—	245	507

Total Income	11	20,020	114,647
Expenses:
Management and investment advisory fees	4	1,519	7,857
Distribution fees — Advisors Preferred	N/A	25	N/A
Distribution fees — Advisors Select	N/A	28	N/A
Distribution fees — Advisors Signature	N/A	2	N/A
Distribution fees — Class A	1	498	1,519
Distribution fees — Class B	N/A	357	857
Distribution fees — Class C	1	5	1,185
Distribution fees — Class J	N/A	519	N/A
Distribution fees — Select	N/A	3	N/A
Administrative service fees — Advisors Preferred	N/A	15	N/A
Administrative service fees — Advisors Select	N/A	19	N/A
Administrative service fees — Advisors Signature	N/A	2	N/A
Administrative service fees — Preferred	N/A	16	N/A
Administrative service fees — Select	N/A	3	N/A
Registration fees — Class A	2	15	64
Registration fees — Class B	N/A	16	36
Registration fees — Class C	2	24	32
Registration fees — Class J	N/A	20	N/A
Service fees — Advisors Preferred	N/A	17	N/A
Service fees — Advisors Select	N/A	23	N/A
Service fees — Advisors Signature	N/A	2	N/A
Service fees — Preferred	N/A	21	N/A
Service fees — Select	N/A	4	N/A
Shareholder reports — Class A	—	40	58
Shareholder reports — Class B	N/A	11	13
Shareholder reports — Class C	—	—	12
Shareholder reports — Class J	N/A	37	N/A
Transfer and administrative fees — Class A	1	425	295
Transfer and administrative fees — Class B	N/A	115	82
Transfer and administrative fees — Class C	—	2	73
Transfer and administrative fees — Class J	N/A	200	N/A
Auditing and legal fees	1	—	23
Custodian fees	1	—	12
Directors’ expenses	—	—	23
Registration fees(B)	—	—	18
Shareholder reports(B)	—	—	6
Transfer and administrative fees(B)	—	—	6
Other expenses	1	1	59

Total Gross Expenses	14	3,984	12,230
Less: Reimbursement from Manager — Class A	4	—	—
Less: Reimbursement from Manager — Class B	N/A	—	26
Less: Reimbursement from Manager — Class C	3	26	—
Less: Reimbursement from Manager — Institutional	1	—	—
Less: Reimbursement from Underwriter — Class J	N/A	43	N/A

Total Net Expenses	6	3,915	12,204

Net Investment Income (Operating Loss)	5	16,105	102,443
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(11)	(373)	53,124
Foreign currency transactions	—	—	357
Futures contracts	—	(1,797)	—
Options and swaptions	—	(40)	—
Swap agreements	—	(175)	—
Change in unrealized appreciation/depreciation of:
Investments	64	(506)	(24,723)
Futures contracts	—	409	—
Options and swaptions	—	(4)	—
Swap agreements	—	98	(509)
Translation of assets and liabilities in foreign currencies	(5)	—	94
Net Realized and Unrealized Gain (Loss) on Investments

and Foreign Currencies	48	(2,388)	28,343

Net Increase (Decrease) in Net Assets Resulting from Operations	$53	$13,717	$130,786

(A)	Period from October 1, 2007, date operations commenced, through October 31, 2007.

(B)	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.
See accompanying notes.

107

Statements Of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

			International
		Inflation Protection	Emerging Markets
Amounts in thousands	Income Fund	Fund	Fund
Net Investment Income (Operating Loss)
Income:
Dividends	$—	$—	$24,795
Withholding tax on foreign dividends	—	—	(2,421)
Interest	72,168	19,394	764
Securities lending	466	383	340

Total Income	72,634	19,777	23,478
Expenses:
Management and investment advisory fees	6,033	1,355	10,244
Distribution fees — Advisors Preferred	N/A	3	37
Distribution fees — Advisors Select	N/A	2	27
Distribution fees — Advisors Signature	N/A	—	12
Distribution fees — Class A	357	11	310
Distribution fees — Class B	898	N/A	193
Distribution fees — Class C	110	3	29
Distribution fees — Class J	N/A	29	1,001
Distribution fees — Select	N/A	—	7
Administrative service fees — Advisors Preferred	N/A	2	22
Administrative service fees — Advisors Select	N/A	1	18
Administrative service fees — Advisors Signature	N/A	—	9
Administrative service fees — Preferred	N/A	—	28
Administrative service fees — Select	N/A	1	10
Registration fees — Class A	42	17	26
Registration fees — Class B	29	N/A	17
Registration fees — Class C	22	24	25
Registration fees — Class J	N/A	14	33
Service fees — Advisors Preferred	N/A	2	25
Service fees — Advisors Select	N/A	2	23
Service fees — Advisors Signature	N/A	—	8
Service fees — Preferred	N/A	—	38
Service fees — Select	N/A	—	11
Shareholder reports — Class A	22	1	30
Shareholder reports — Class B	14	N/A	7
Shareholder reports — Class C	2	—	1
Shareholder reports — Class J	N/A	2	46
Transfer and administrative fees — Class A	136	13	323
Transfer and administrative fees — Class B	90	N/A	72
Transfer and administrative fees — Class C	14	2	8
Transfer and administrative fees — Class J	N/A	14	224
Auditing and legal fees	16	—	—
Custodian fees	3	—	—
Directors’ expenses	2	—	—
Registration fees(A)	18	—	—
Shareholder reports(A)	15	—	—
Transfer and administrative fees(A)	5	—	—
Other expenses	12	1	4

Total Gross Expenses	7,840	1,499	12,868
Less: Reimbursement from Manager — Class A	—	20	—
Less: Reimbursement from Manager — Class B	9	—	—
Less: Reimbursement from Manager — Class C	21	25	16
Less: Reimbursement from Manager — Class J	N/A	12	—
Less: Reimbursement from Underwriter — Class J	N/A	3	87

Total Net Expenses	7,810	1,439	12,765

Net Investment Income (Operating Loss)	64,824	18,3	38 10,713

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $0, $0 and $538, respectively)	(189)	(2,875)	222,837
Foreign currency transactions	—	—	(1,684)
Futures contracts	—	3	—
Options and swaptions	—	6	—
Swap agreements	—	(629)	—
Change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $0, $0 and $2,147, respectively)	(8,675)	(5,645)	292,872
Options and swaptions	—	(5)	—
Swap agreements	—	3,587	—
Translation of assets and liabilities in foreign currencies	—	—	39
Net Realized and Unrealized Gain (Loss) on Investments

and Foreign Currencies	(8,864)	(5,558)	514,064

Net Increase (Decrease) in Net Assets Resulting from Operations	$55,960	$12,780	$524,777

(A)	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.
See accompanying notes.

108

Statements Of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	International	LargeCap Growth	LargeCap S&P 500
Amounts in thousands	Growth Fund	Fund	Index Fund
Net Investment Income (Operating Loss)
Income:
Dividends	$41,586	$26,459	$19,503
Withholding tax on foreign dividends	(4,710)	—	—
Interest	1,498	6,271	1,437
Securities lending	1,717	421	151

Total Income	40,091	33,151	21,091
Expenses:
Management and investment advisory fees	17,585	19,226	1,588
Distribution fees — Advisors Preferred	85	112	378
Distribution fees — Advisors Select	46	59	218
Distribution fees — Advisors Signature	10	27	32
Distribution fees — Class A	—	1,024	127
Distribution fees — Class B	N/A	803	N/A
Distribution fees — Class C	—	32	11
Distribution fees — Class J	373	194	1,996
Distribution fees — Select	22	20	55
Administrative service fees — Advisors Preferred	51	67	227
Administrative service fees — Advisors Select	31	39	145
Administrative service fees — Advisors Signature	8	22	26
Administrative service fees — Preferred	25	80	250
Administrative service fees — Select	28	26	71
Registration fees — Class A	3	57	19
Registration fees — Class B	N/A	33	N/A
Registration fees — Class C	2	16	24
Registration fees — Class J	18	19	20
Service fees — Advisors Preferred	58	76	257
Service fees — Advisors Select	39	49	182
Service fees — Advisors Signature	7	19	23
Service fees — Preferred	35	109	341
Service fees — Select	32	30	82
Shareholder reports — Class A	—	151	25
Shareholder reports — Class B	N/A	62	N/A
Shareholder reports — Class C	—	1	—
Shareholder reports — Class J	20	11	93
Transfer and administrative fees — Class A	1	1,244	263
Transfer and administrative fees — Class B	N/A	327	N/A
Transfer and administrative fees — Class C	1	9	4
Transfer and administrative fees — Class J	108	69	467
Auditing and legal fees	—	5	—
Directors’ expenses	—	6	—
Other expenses	3	8	3

Total Gross Expenses	18,591	24,032	6,927
Less: Reimbursement from Manager — Class A	3	—	—
Less: Reimbursement from Manager — Class C	4	12	27
Less: Reimbursement from Underwriter — Class J	32	16	168

Total Net Expenses	18,552	24,004	6,732

Net Investment Income (Operating Loss)	21,539	9,147	14,359

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	200,721	330,863	11,252
Foreign currency transactions	51	—	—
Futures contracts	—	—	3,859
Change in unrealized appreciation/depreciation of:
Investments	260,354	539,047	107,495
Futures contracts	—	—	(626)
Translation of assets and liabilities in foreign currencies	44	—	—
Net Realized and Unrealized Gain (Loss) on Investments

and Foreign Currencies	461,170	869,910	121,980

Net Increase (Decrease) in Net Assets Resulting from Operations	$482,709	$879,057	$136,339

See accompanying notes.

109

Statements Of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	LargeCap Value
Amounts in thousands	Fund	MidCap Blend Fund	MidCap Stock Fund
Net Investment Income (Operating Loss)
Income:
Dividends	$17,773	$8,737	$14,197
Interest	824	346	2,348
Securities lending	67	211	186

Total Income	18,664	9,294	16,731
Expenses:
Management and investment advisory fees	3,539	5,662	7,000
Distribution fees — Advisors Preferred	8	21	N/A
Distribution fees — Advisors Select	13	9	N/A
Distribution fees — Advisors Signature	3	3	N/A
Distribution fees — Class A	729	1,414	646
Distribution fees — Class B	212	658	327
Distribution fees — Class C	4	15	108
Distribution fees — Class J	288	938	N/A
Distribution fees — Select	2	6	N/A
Administrative service fees — Advisors Preferred	5	13	N/A
Administrative service fees — Advisors Select	9	6	N/A
Administrative service fees — Advisors Signature	2	2	N/A
Administrative service fees — Preferred	14	28	N/A
Administrative service fees — Select	2	8	N/A
Registration fees — Class A	19	26	32
Registration fees — Class B	16	19	24
Registration fees — Class C	23	24	21
Registration fees — Class J	19	27	N/A
Service fees — Advisors Preferred	5	14	N/A
Service fees — Advisors Select	11	8	N/A
Service fees — Advisors Signature	2	2	N/A
Service fees — Preferred	18	38	N/A
Service fees — Select	3	9	N/A
Shareholder reports — Class A	69	126	12
Shareholder reports — Class B	9	23	7
Shareholder reports — Class C	—	1	2
Shareholder reports — Class J	16	54	N/A
Transfer and administrative fees — Class A	677	1,277	156
Transfer and administrative fees — Class B	107	261	82
Transfer and administrative fees — Class C	4	6	22
Transfer and administrative fees — Class J	86	260	N/A
Auditing and legal fees	—	—	15
Custodian fees	—	—	3
Directors’ expenses	—	—	6
Registration fees(A)	—	—	10
Shareholder reports(A)	—	—	9
Transfer and administrative fees(A)	—	—	7
Other expenses	2	3	10

Total Gross Expenses	5,916	10,961	8,499
Less: Reimbursement from Manager — Class A	—	646	—
Less: Reimbursement from Manager — Class B	—	490	14
Less: Reimbursement from Manager — Class C	26	27	25
Less: Reimbursement from Underwriter — Class J	24	80	N/A

Total Net Expenses	5,866	9,718	8,460

Net Investment Income (Operating Loss)	12,798	(424)	8,271

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	66,496	86,633	102,638
Futures contracts	624	—	—
Change in unrealized appreciation/depreciation of:
Investments	(8,631)	59,289	(70,737)
Futures contracts	649	—	—
Net Realized and Unrealized Gain (Loss) on Investments

and Foreign Currencies	59,138	145,922	31,901

Net Increase (Decrease) in Net Assets Resulting from Operations	$71,936	$145,498	$40,172

(A)	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.
See accompanying notes.

110

Statements Of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

		Mortgage Securities	Partners LargeCap
Amounts in thousands	Money Market Fund	Fund	Blend Fund
Net Investment Income (Operating Loss)
Income:
Dividends	$—	$—	$17,224
Interest	108,601	89,842	225
Securities lending	—	91	160

Total Income	108,601	89,933	17,609
Expenses:
Management and investment advisory fees	7,761	8,378	7,589
Distribution fees — Advisors Preferred	53	N/A	82
Distribution fees — Advisors Select	48	N/A	93
Distribution fees — Advisors Signature	13	N/A	10
Distribution fees — Class A	N/A	234	163
Distribution fees — Class B	268	718	260
Distribution fees — Class C	63	78	5
Distribution fees — Class J	422	N/A	681
Distribution fees — Select	10	N/A	16
Administrative service fees — Advisors Preferred	32	N/A	49
Administrative service fees — Advisors Select	32	N/A	62
Administrative service fees — Advisors Signature	11	N/A	8
Administrative service fees — Preferred	72	N/A	54
Administrative service fees — Select	13	N/A	20
Registration fees — Class A	104	34	22
Registration fees — Class B	16	25	17
Registration fees — Class C	19	22	24
Registration fees — Class J	31	N/A	26
Service fees — Advisors Preferred	36	N/A	56
Service fees — Advisors Select	40	N/A	77
Service fees — Advisors Signature	10	N/A	7
Service fees — Preferred	99	N/A	73
Service fees — Select	15	N/A	24
Shareholder reports — Class A	—	16	19
Shareholder reports — Class B	—	12	8
Shareholder reports — Class C	—	1	—
Shareholder reports — Class J	55	N/A	31
Transfer and administrative fees — Class A	643	114	224
Transfer and administrative fees — Class B	—	86	79
Transfer and administrative fees — Class C	—	10	3
Transfer and administrative fees — Class J	495	N/A	156
Auditing and legal fees	2	17	—
Custodian fees	—	5	—
Directors’ expenses	39	—	—
Registration fees(A)	—	14	—
Shareholder reports(A)	—	11	—
Transfer and administrative fees(A)	—	8	—
			.
Other expenses	46	16	3

Total Gross Expenses	10,448	9,799	9,941
Less: Reimbursement from Manager — Class A	—	13	—
Less: Reimbursement from Manager — Class B	9	10	—
Less: Reimbursement from Manager — Class C	—	23	25
Less: Reimbursement from Underwriter — Class J	—	N/A	59

Total Net Expenses	10,439	9,753	9,857

Net Investment Income (Operating Loss)	98,162	80,180	7,752

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	—	(1,062)	91,443
Futures contracts	—	—	623
Change in unrealized appreciation/depreciation of:
Investments	—	2,431	47,985
Futures contracts	—	—	34
Net Realized and Unrealized Gain (Loss) on Investments

and Foreign Currencies	—	1,369	140,085

Net Increase (Decrease) in Net Assets Resulting from Operations	$98,162	$81,549	$147,837

(A)	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.
See accompanying notes.

111

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Partners LargeCap	Partners LargeCap	Partners LargeCap
Amounts in thousands	Blend Fund I	Growth Fund I	Growth Fund II
Net Investment Income (Operating Loss)
Income:
Dividends	$11,436	$14,072	$8,410
Interest	491	730	558
Securities lending	117	270	120

Total Income	12,044	15,072	9,088
Expenses:
Management and investment advisory fees	3,051	11,086	7,650
Distribution fees — Advisors Preferred	10	65	22
Distribution fees — Advisors Select	13	51	41
Distribution fees — Advisors Signature	3	4	3
Distribution fees — Class A	348	130	2
Distribution fees — Class B	153	129	N/A
Distribution fees — Class C	4	2	2
Distribution fees — Class J	267	225	119
Distribution fees — Select	3	5	20
Administrative service fees — Advisors Preferred	6	39	13
Administrative service fees — Advisors Select	9	34	28
Administrative service fees — Advisors Signature	2	3	2
Administrative service fees — Preferred	6	33	22
Administrative service fees — Select	5	7	26
Registration fees — Class A	18	17	16
Registration fees — Class B	15	17	N/A
Registration fees — Class C	22	24	25
Registration fees — Class J	18	18	22
Service fees — Advisors Preferred	7	44	15
Service fees — Advisors Select	11	43	34
Service fees — Advisors Signature	2	3	2
Service fees — Preferred	8	45	30
Service fees — Select	5	8	30
Shareholder reports — Class A	52	25	—
Shareholder reports — Class B	7	7	N/A
Shareholder reports — Class C	—	—	—
Shareholder reports — Class J	11	17	8
Transfer and administrative fees — Class A	531	273	10
Transfer and administrative fees — Class B	97	79	N/A
Transfer and administrative fees — Class C	3	3	2
Transfer and administrative fees — Class J	55	93	47
Other expenses	1	4	3

Total Gross Expenses	4,743	12,533	8,194
Less: Reimbursement from Manager — Class A	—	—	23
Less: Reimbursement from Manager — Class C	24	26	26
Less: Reimbursement from Manager — Class J	—	—	4
Less: Reimbursement from Underwriter — Class J	22	19	11

Total Net Expenses	4,697	12,488	8,130

Net Investment Income (Operating Loss)	7,347	2,584	958

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	26,943	83,419	101,792
Foreign currency transactions	—	—	(743)
Futures contracts	1,028	—	(2,339)
Change in unrealized appreciation/depreciation of:
Investments	40,551	198,841	43,237
Futures contracts	200	—	(54)
Translation of assets and liabilities in foreign currencies	—	—	17
Net Realized and Unrealized Gain (Loss) on Investments

and Foreign Currencies	68,722	282,260	141,910

Net Increase (Decrease) in Net Assets Resulting from Operations	$76,069	$284,844	$142,868

See accompanying notes.

112

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Partners LargeCap	Partners MidCap	Partners MidCap
Amounts in thousands	Value Fund	Growth Fund	Growth Fund I
Net Investment Income (Operating Loss)
Income:
Dividends	$65,879	$2,624	$2,650
Interest	3,700	396	43
Securities lending	442	332	259

Total Income	70,021	3,352	2,952
Expenses:
Management and investment advisory fees	20,707	5,769	2,884
Distribution fees — Advisors Preferred	264	74	5
Distribution fees — Advisors Select	197	38	6
Distribution fees — Advisors Signature	27	2	1
Distribution fees — Class A	174	79	8
Distribution fees — Class B	234	110	N/A
Distribution fees — Class C	6	3	1
Distribution fees — Class J	623	156	N/A
Distribution fees — Select	54	22	2
Administrative service fees — Advisors Preferred	158	44	3
Administrative service fees — Advisors Select	132	26	4
Administrative service fees — Advisors Signature	22	2	1
Administrative service fees — Preferred	146	29	3
Administrative service fees — Select	71	28	3
Registration fees — Class A	20	18	17
Registration fees — Class B	17	16	N/A
Registration fees — Class C	24	24	25
Registration fees — Class J	24	17	N/A
Service fees — Advisors Preferred	180	50	3
Service fees — Advisors Select	164	32	5
Service fees — Advisors Signature	19	2	1
Service fees — Preferred	200	39	4
Service fees — Select	81	33	3
Shareholder reports — Class A	21	13	1
Shareholder reports — Class B	8	4	N/A
Shareholder reports — Class J	33	10	N/A
Transfer and administrative fees — Class A	235	152	18
Transfer and administrative fees — Class B	85	49	N/A
Transfer and administrative fees — Class C	4	2	2
Transfer and administrative fees — Class J	166	55	N/A
Other expenses	8	2	1

Total Gross Expenses	24,104	6,900	3,001
Less: Reimbursement from Manager — Class A	—	24	21
Less: Reimbursement from Manager — Class B	—	12	N/A
Less: Reimbursement from Manager — Class C	26	25	26
Less: Reimbursement from Underwriter — Class J	53	13	N/A

Total Net Expenses	24,025	6,826	2,954

Net Investment Income (Operating Loss)	45,996	(3,474)	(2)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	158,718	53,603	35,378
Futures contracts	3,238	—	—
Change in unrealized appreciation/depreciation of:
Investments	(4,318)	110,075	11,344
Futures contracts	(415)	—	—
Net Realized and Unrealized Gain (Loss) on Investments

and Foreign Currencies	157,223	163,678	46,722

Net Increase (Decrease) in Net Assets Resulting from Operations	$203,219	$160,204	$46,720

See accompanying notes.

113

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Partners MidCap	Partners SmallCap	Preferred Securities
Amounts in thousands	Value Fund	Growth Fund II	Fund

Net Investment Income (Operating Loss) Income:
Dividends	$12,940	$1,325	$27,465
Interest	346	495	15,896
Securities lending	508	1,213	334

Total Income	13,794	3,033	43,695
Expenses:
Management and investment advisory fees	7,552	6,638	4,970
Distribution fees — Advisors Preferred	90	41	3
Distribution fees — Advisors Select	78	42	1
Distribution fees — Advisors Signature	6	4	2
Distribution fees — Class A	31	44	64
Distribution fees — Class B	17	76	N/A
Distribution fees — Class C	5	1	69
Distribution fees — Class J	517	116	130
Distribution fees — Select	23	8	—
Administrative service fees — Advisors Preferred	54	24	2
Administrative service fees — Advisors Select	52	28	1
Administrative service fees — Advisors Signature	5	3	1
Administrative service fees — Preferred	32	39	—
Administrative service fees — Select	30	11	—
Registration fees — Class A	12	17	19
Registration fees — Class B	11	16	N/A
Registration fees — Class C	24	24	24
Registration fees — Class J	20	17	15
Service fees — Advisors Preferred	61	28	2
Service fees — Advisors Select	65	35	1
Service fees — Advisors Signature	4	3	1
Service fees — Preferred	45	53	1
Service fees — Select	34	12	—
Shareholder reports — Class A	4	9	3
Shareholder reports — Class B	1	4	N/A
Shareholder reports — Class C	—	—	1
Shareholder reports — Class J	24	11	9
Transfer and administrative fees — Class A	43	116	30
Transfer and administrative fees — Class B	10	40	N/A
Transfer and administrative fees — Class C	5	2	6
Transfer and administrative fees — Class J	96	62	55
Other expenses	5	2	1

Total Gross Expenses	8,956	7,526	5,411
Less: Reimbursement from Manager — Class A	—	17	51
Less: Reimbursement from Manager — Class B	13	5	N/A
Less: Reimbursement from Manager — Class C	26	26	30
Less: Reimbursement from Underwriter — Class J	43	10	11

Total Net Expenses	8,874	7,468	5,319

Net Investment Income (Operating Loss)	4,920	(4,435)	38,376
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	69,564	42,821	(4,555)
Change in unrealized appreciation/depreciation of:
Investments	(15,888)	66,518	(36,953)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	53,676	109,339	(41,508)

Net Increase (Decrease) in Net Assets Resulting from Operations	$58,596	$104,904	$(3,132)

See accompanying notes.

114

Statements Of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Real Estate	Short-Term Bond	Short-Term Income
Amounts in thousands	Securities Fund	Fund(B)	Fund
| | |
Net Investment Income (Operating Loss) Income:
Dividends	$30,106	$—	$—
Interest	1,787	13,548	11,213
Securities lending	257	263	63

Total Income	32,150	13,811	11,276
Expenses:
Management and investment advisory fees	13,650	1,015	1,104
Distribution fees — Advisors Preferred	140	10	N/A
Distribution fees — Advisors Select	98	13	N/A
Distribution fees — Advisors Signature	13	—	N/A
Distribution fees — Class A	375	138	99
Distribution fees — Class B	348	N/A	31
Distribution fees — Class C	62	6	57
Distribution fees — Class J	1,137	299	N/A
Distribution fees — Select	20	2	N/A
Administrative service fees — Advisors Preferred	84	6	N/A
Administrative service fees — Advisors Select	66	9	N/A
Administrative service fees — Advisors Signature	10	—	N/A
Administrative service fees — Preferred	107	4	N/A
Administrative service fees — Select	26	2	N/A
Registration fees — Class A	26	26	22
Registration fees — Class B	10	N/A	N/A
Registration fees — Class C	15	25	23
Registration fees — Class J	28	24	N/A
Service fees — Advisors Preferred	96	7	N/A
Service fees — Advisors Select	82	10	N/A
Service fees — Advisors Signature	9	—	N/A
Service fees — Preferred	146	6	N/A
Service fees — Select	30	3	N/A
Shareholder reports — Class A	51	15	9
Shareholder reports — Class B	21	N/A	N/A
Shareholder reports — Class C	—	—	1
Shareholder reports — Class J	67	17	N/A
Transfer and administrative fees — Class A	447	169	51
Transfer and administrative fees — Class B	131	N/A	5
Transfer and administrative fees — Class C	16	3	10
Transfer and administrative fees — Class J	327	95	N/A
Auditing and legal fees	3	—	17
Custodian fees	2	—	3
Directors’ expenses	15	—	—
Registration fees(A)	—	—	15
Shareholder reports(A)	—	—	1
Transfer and administrative fees(A)	—	—	3
Other expenses	22	1	2

Total Gross Expenses	17,680	1,905	1,453
Less: Reimbursement from Manager — Class A	207	—	8
Less: Reimbursement from Manager — Class B	56	N/A	N/A
Less: Reimbursement from Manager — Class C	22	26	24
Less: Reimbursement from Underwriter — Class J	94	25	N/A

Total Net Expenses	17,301	1,854	1,421

Net Investment Income (Operating Loss)	14,849	11,957	9,855
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies Net realized gain (loss) from:
Investment transactions	374,205	(235)	(203)
Futures contracts	—	(7)	(151)
Options and swaptions	—	9	—
Swap agreements	—	(860)	—
Change in unrealized appreciation/depreciation of:
Investments	(443,197)	(2,087)	543
Futures contracts	—	5	5
Options and swaptions	—	(3)	—
Swap agreements	—	(25)	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(68,992)	(3,203)	194

Net Increase (Decrease) in Net Assets Resulting from Operations	$(54,143)	$8,754	$10,049

(A)	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.

(B)	Class B shares discontinued operations and converted to Class A shares on January 4, 2007.
See accompanying notes.

115

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	SmallCap Blend	SmallCap Growth	SmallCap Value
Amounts in thousands	Fund	Fund	Fund

Net Investment Income (Operating Loss) Income:
Dividends	$3,143	$1,664	$7,195
Interest	597	297	1,111
Securities lending	302	337	276

Total Income	4,042	2,298	8,582
Expenses:
Management and investment advisory fees	2,637	2,801	3,802
Distribution fees — Advisors Preferred	5	3	33
Distribution fees — Advisors Select	8	3	24
Distribution fees — Advisors Signature	1	—	5
Distribution fees — Class A	291	218	50
Distribution fees — Class B	228	60	41
Distribution fees — Class C	8	9	27
Distribution fees — Class J	694	189	360
Distribution fees — Select	2	—	8
Administrative service fees — Advisors Preferred	3	2	20
Administrative service fees — Advisors Select	5	2	15
Administrative service fees — Advisors Signature	1	—	4
Administrative service fees — Preferred	5	1	33
Administrative service fees — Select	3	—	10
Registration fees — Class A	22	20	17
Registration fees — Class B	17	17	13
Registration fees — Class C	22	19	21
Registration fees — Class J	20	16	19
Service fees — Advisors Preferred	3	2	22
Service fees — Advisors Select	6	2	20
Service fees — Advisors Signature	1	—	4
Service fees — Preferred	7	2	45
Service fees — Select	3	—	11
Shareholder reports — Class A	42	20	7
Shareholder reports — Class B	9	5	2
Shareholder reports — Class C	—	—	1
Shareholder reports — Class J	40	11	20
Transfer and administrative fees — Class A	435	125	69
Transfer and administrative fees — Class B	104	26	21
Transfer and administrative fees — Class C	4	6	8
Transfer and administrative fees — Class J	207	65	104
Auditing and legal fees	—	6	11
Custodian fees	—	8	11
Directors’ expenses	—	4	3
Other expenses	1	4	5

Total Gross Expenses	4,834	3,646	4,866
Less: Reimbursement from Manager — Advisors Preferred	—	—	1
Less: Reimbursement from Manager — Class A	—	—	21
Less: Reimbursement from Manager — Class B	—	—	16
Less: Reimbursement from Manager — Class C	23	21	21
Less: Reimbursement from Manager — Institutional	—	14	13
Less: Reimbursement from Manager — Preferred	—	—	1
Less: Reimbursement from Underwriter — Class J	53	16	30

Total Net Expenses	4,758	3,595	4,763

Net Investment Income (Operating Loss)	(716)	(1,297)	3,819
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	28,909	55,176	40,211
Options and swaptions	—	—	(4,595)
Change in unrealized appreciation/depreciation of:
Investments	12,799	10,559	(34,396)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	41,708	65,735	1,220

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,992	$64,438	$5,039

See accompanying notes.

116

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Tax-Exempt Bond	Ultra Short Bond	West Coast Equity
Amounts in thousands	Fund I	Fund	Fund

Net Investment Income (Operating Loss) Income:
Dividends	$—	$—	$24,365
Interest	15,986	12,960	1,536
Securities lending	—	6	1,411

Total Income	15,986	12,966	27,312
Expenses:
Management and investment advisory fees	1,465	876	8,844
Distribution fees — Advisors Preferred	N/A	7	N/A
Distribution fees — Advisors Select	N/A	27	N/A
Distribution fees — Class A	662	36	2,280
Distribution fees — Class B	234	N/A	1,860
Distribution fees — Class C	31	14	213
Distribution fees — Class J	N/A	184	N/A
Administrative service fees — Advisors Preferred	N/A	5	N/A
Administrative service fees — Advisors Select	N/A	18	N/A
Administrative service fees — Preferred	N/A	7	N/A
Registration fees — Class A	64	25	198
Registration fees — Class B	26	N/A	43
Registration fees — Class C	24	24	19
Registration fees — Class J	N/A	17	N/A
Service fees — Advisors Preferred	N/A	5	N/A
Service fees — Advisors Select	N/A	23	N/A
Service fees — Preferred	N/A	9	N/A
Shareholder reports — Class A	23	2	69
Shareholder reports — Class B	3	N/A	44
Shareholder reports — Class C	—	—	4
Shareholder reports — Class J	N/A	10	N/A
Transfer and administrative fees — Class A	93	16	585
Transfer and administrative fees — Class B	14	N/A	380
Transfer and administrative fees — Class C	4	2	32
Transfer and administrative fees — Class J	N/A	63	N/A
Auditing and legal fees	14	—	15
Custodian fees	3	—	9
Directors’ expenses	6	—	24
Interest expense and fees	920	—	—
Registration fees(A)	9	—	26
Shareholder reports(A)	7	—	67
Transfer and administrative fees(A)	3	—	35
Other expenses	6	1	32

Total Gross Expenses	3,611	1,371	14,779
Less: Reimbursement from Manager — Class A	155	—	—
Less: Reimbursement from Manager — Class B	106	N/A	—
Less: Reimbursement from Manager — Class C	24	25	11
Less: Reimbursement from Underwriter — Class J	N/A	15	N/A

Total Net Expenses	3,326	1,331	14,768

Net Investment Income (Operating Loss)	12,660	11,635	12,544
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(1,552)	(395)	123,355
Futures contracts	(105)	(52)	—
Options and swaptions	—	(50)	—
Swap agreements	—	(273)	—
Change in unrealized appreciation/depreciation of:
Investments	(9,075)	(10,102)	166,256
Futures contracts	73	2	—
Options and swaptions	—	(1)	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(10,659)	(10,871)	289,611

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,001	$764	$302,155

(A)	Amounts shown are those of the Acquired Fund Effective January 16, 2007, these expenses are charged to the class to which they are attributable.
See accompanying notes.

117

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Bond & Mortgage Securities Fund

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$120,039	$78,553
Net realized gain (loss) from investment transactions and foreign currency transactions	(6,432)	(6,178)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(34,336)	19,087

Net Increase (Decrease) in Net Assets Resulting from Operations	79,271	91,462

Dividends and Distributions to Shareholders
From net investment income	(120,154)	(78,237)

Total Dividends and Distributions	(120,154)	(78,237)

Capital Share Transactions
Net increase (decrease) in capital share transactions	517,572	693,410
Redemption fees — Class A	3	–
Redemption fees — Class J	3	1

Total increase (decrease) in net assets	476,695	706,636

Net Assets
Beginning of period	2,040,426	1,333,790

End of period (including undistributed net investment income as set forth below)	$2,517,121	$2,040,426

Undistributed (overdistributed) net investment income (operating loss)	$1,140	$1,039

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$21,858	$8,738	$3,722	$25,305	$2,904	$2,632	$54,124	$746,962	$44,187	$16,484
Reinvested	2,885	1,896	262	7,607	1,006	47	11,596	87,642	5,338	1,199
Redeemed	(11,526)	(14,684)	(1,288)	(36,255)	(6,279)	(213)	(47,453)	(372,923)	(31,733)	(6,468)

Net Increase (Decrease)	$13,217	$(4,050)	$2,696	$(3,343)	$(2,369)	$2,466	$18,267	$461,681	$17,792	$11,215

Shares:
Sold	2,060	830	353	2,380	274	249	5,076	70,352	4,176	1,536
Reinvested	274	180	25	719	95	4	1,092	8,294	507	113
Redeemed	(1,089)	(1,390)	(122)	(3,419)	(592)	(20)	(4,462)	(35,296)	(3,008)	(604)

Net Increase (Decrease)	1,245	(380)	256	(320)	(223)	233	1,706	43,350	1,675	1,045

Year Ended October 31, 2006
Dollars:
Sold	$28,704	$11,661	$4,587	$26,489	$3,971	N/A	$63,234	$640,198	$40,810	$15,687
Reinvested	1,767	1,595	122	6,887	957	N/A	9,030	52,938	3,621	625
Redeemed	(15,172)	(10,675)	(951)	(37,329)	(8,204)	N/A	(47,215)	(77,728)	(15,150)	(7,049)

Net Increase (Decrease)	$15,299	$2,581	$3,758	$(3,953)	$(3,276)	N/A	$25,049	$615,408	$29,281	$9,263

Shares:
Sold	2,728	1,106	434	2,492	377	N/A	5,952	60,617	3,873	1,469
Reinvested	168	152	12	651	91	N/A	851	5,013	344	59
Redeemed	(1,442)	(1,015)	(91)	(3,530)	(774)	N/A	(4,449)	(7,331)	(1,440)	(662)

Net Increase (Decrease)	1,454	243	355	(387)	(306)	N/A	2,354	58,299	2,777	866

Distributions:
Year Ended October 31, 2007
From net investment income	$(2,885)	$(1,896)	$(262)	$(8,215)	$(1,029)	$(47)	$(11,635)	$(87,645)	$(5,341)	$(1,199)

Total Dividends and Distributions	$(2,885)	$(1,896)	$(262)	$(8,215)	$(1,029)	$(47)	$(11,635)	$(87,645)	$(5,341)	$(1,199)

Year Ended October 31, 2006
From net investment income	$(1,768)	$(1,595)	$(122)	$(7,533)	$(985)	N/A	$(9,046)	$(52,942)	$(3,621)	$(625)

Total Dividends and
Distributions	$(1,768)	$(1,595)	$(122)	$(7,533)	$(985)	N/A	$(9,046)	$(52,942)	$(3,621)	$(625)

See accompanying notes.

118

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

	California Insured Intermediate
Amounts in thousands	Municipal Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$3,103	$3,591
Net realized gain (loss) from investment transactions and foreign currency transactions	212	(165)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(1,731)	1,590

Net Increase (Decrease) in Net Assets Resulting from Operations	1,584	5,016

Dividends and Distributions to Shareholders
From net investment income	(3,139)	(3,593)
From net realized gain on investments and foreign currency transactions	—	(300)
From tax return of capital	(18)	—

Total Dividends and Distributions	(3,157)	(3,893)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(21,918)	(24,594)
Redemption fees — Class A	4	—

Total increase (decrease) in net assets	(23,487)	(23,471)

Net Assets
Beginning of period	109,234	132,705

End of period (including undistributed net investment income as set forth below)	$85,747	$109,234

Undistributed (overdistributed) net investment income (operating loss)	$105	$55

	Class A	Class B	Class C

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$8,374	$233	$343
Reinvested	1,232	747	100
Redeemed	(15,050)	(16,087)	(1,810)

Net Increase (Decrease)	$(5,444)	$(15,107)	$(1,367)

Shares:
Sold	772	22	32
Reinvested	114	69	9
Redeemed	(1,393)	(1,485)	(166)

Net Increase (Decrease)	(507)	(1,394)	(125)

Year Ended October 31, 2006
Dollars:
Sold	$9,038	$178	$177
Reinvested	1,483	1,143	145
Redeemed	(19,119)	(15,907)	(1,732)

Net Increase (Decrease)	$(8,598)	$(14,586)	$(1,410)

Shares:
Sold	832	16	16
Reinvested	137	105	13
Redeemed	(1,760)	(1,465)	(159)

Net Increase (Decrease)	(791)	(1,344)	(130)

Distributions:
Year Ended October 31, 2007
From net investment
income	$(1,967)	$(1,036)	$(136)
From tax return of capital	(11)	(6)	(1)

Total Dividends and
Distributions	$(1,978)	$(1,042)	$(137)

Year Ended October 31, 2006
From net investment
income	$(2,041)	$(1,375)	$(177)
From net realized gain on
investments and foreign
currency transactions	(151)	(132)	(17)

Total Dividends and
Distributions	$(2,192)	$(1,507)	$(194)

See accompanying notes.

119

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	California Municipal Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$15,738	$15,988
Net realized gain (loss) from investment transactions and foreign currency transactions	(1,712)	2,537
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(16,143)	5,335

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,117)	23,860

Dividends and Distributions to Shareholders
From net investment income	(15,564)	(15,984)
From net realized gain on investments and foreign currency transactions	(2,473)	(5,143)
From tax return of capital	(80)	—

Total Dividends and Distributions	(18,117)	(21,127)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(18,663)	(10,086)
Redemption fees — Class A	11	–

Total increase (decrease) in net assets	(38,886)	(7,353)

Net Assets
Beginning of period	401,701	409,054

End of period (including undistributed net investment income as set forth below)	$362,815	$401,701

Undistributed (overdistributed) net investment income (operating loss)	$332	$112

	Class A	Class B	Class C

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$71,906	$2,263	$1,958
Reinvested	8,120	3,078	124
Redeemed	(57,056)	(47,942)	(1,114)

Net Increase (Decrease)	$22,970	$(42,601)	$968

Shares:
Sold	6,503	206	177
Reinvested	734	277	11
Redeemed	(5,181)	(4,354)	(101)

Net Increase (Decrease)	2,056	(3,871)	87

Year Ended October 31, 2006
Dollars:
Sold	$52,280	$2,725	$955
Reinvested	8,953	5,140	149
Redeemed	(40,195)	(38,728)	(1,365)

Net Increase (Decrease)	$21,038	$(30,863)	$(261)

Shares:
Sold	4,684	245	86
Reinvested	803	461	13
Redeemed	(3,599)	(3,472)	(122)

Net Increase (Decrease)	1,888	(2,766)	(23)

Distributions:
Year Ended October 31, 2007
From net investment
income	$(11,541)	$(3,855)	$(168)
From net realized gain on
investments and foreign
currency transactions	(1,646)	(798)	(29)
From tax return of capital	(59)	(20)	(1)

Total Dividends and
Distributions	$(13,246)	$(4,673)	$(198)

Year Ended October 31, 2006
From net investment
income	$(10,638)	$(5,196)	$(150)
From net realized gain on
investments and foreign
currency transactions	(3,050)	(2,036)	(57)

Total Dividends and
Distributions	$(13,688)	$(7,232)	$(207)

See accompanying notes.

120

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Disciplined LargeCap Blend Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$30,094	$10,514
Net realized gain (loss) from investment transactions and foreign currency transactions	416,449	27,064
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(63,496)	81,180

Net Increase (Decrease) in Net Assets Resulting from Operations	383,047	118,758

Dividends and Distributions to Shareholders
From net investment income	(11,432)	(5,463)
From net realized gain on investments and foreign currency transactions	(23,879)	(9,237)

Total Dividends and Distributions	(35,311)	(14,700)

Capital Share Transactions
Net increase (decrease) in capital share transactions	2,489,807	367,743
Redemption fees — Class A	1	—

Total increase (decrease) in net assets	2,837,544	471,801

Net Assets
Beginning of period	1,098,605	626,804

End of period (including undistributed net investment income as set forth below)	$3,936,149	$1,098,605

Undistributed (overdistributed) net investment income (operating loss)	$27,219	$8,557

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$5,588	$972	$276	$35,790	$2,637	$856	$583,274	$732	$773
Issued in acquisitions	—	—	—	580,594	63,177	2,266	1,705,094	—	—
Reinvested	177	56	33	2,719	297	—	31,787	50	160
Redeemed	(1,947)	(576)	(249)	(88,592)	(23,395)	(854)	(409,956)	(584)	(1,348)

Net Increase (Decrease)	$3,818	$452	$60	$530,511	$42,716	$2,268	$1,910,199	$198	$(415)

Shares:
Sold	341	59	17	2,128	159	51	34,314	43	47
Issued in acquisitions	—	—	—	35,725	3,905	139	105,189	—	—
Reinvested	11	4	2	169	19	—	1,973	3	10
Redeemed	(117)	(35)	(15)	(5,275)	(1,399)	(50)	(24,941)	(35)	(82)

Net Increase (Decrease)	235	28	4	32,747	2,684	140	116,535	11	(25)

Year Ended October 31, 2006
Dollars:
Sold	$6,186	$2,333	$1,217	$9,094	$1,496	N/A	$408,409	$2,294	$5,861
Reinvested	15	4	1	1,501	199	N/A	12,959	—	3
Redeemed	(878)	(807)	(28)	(14,401)	(4,426)	N/A	(61,268)	(859)	(1,162)

Net Increase (Decrease)	$5,323	$1,530	$1,190	$(3,806)	$(2,731)	N/A	$360,100	$1,435	$4,702

Shares:
Sold	414	157	79	606	99	N/A	27,171	152	388
Reinvested	1	—	—	101	14	N/A	878	—	—
Redeemed	(58)	(53)	(2)	(956)	(295)	N/A	(3,957)	(56)	(76)

Net Increase (Decrease)	357	104	77	(249)	(182)	N/A	24,092	96	312

Distributions:
Year Ended October 31, 2007
From net investment income	$(36)	$(9)	$(3)	$(545)	$—	$—	$(10,784)	$(14)	$(41)
From net realized gain on investments and foreign currency transactions	(141)	(47)	(30)	(2,203)	(300)	—	(21,003)	(36)	(119)

Total Dividends and Distributions	$(177)	$(56)	$(33)	$(2,748)	$(300)	$—	$(31,787)	$(50)	$(160)

Year Ended October 31, 2006
From net investment income	$(3)	$—	$—	$(285)	$—	N/A	$(5,174)	$—	$(1)
From net realized gain on investments and foreign currency transactions	(12)	(4)	(1)	(1,232)	(201)	N/A	(7,785)	—	(2)

Total Dividends and Distributions	$(15)	$(4)	$(1)	$(1,517)	$(201)	N/A	$(12,959)	$—	$(3)

See accompanying notes

121

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Diversified International Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$22,779	$5,345
Net realized gain (loss) from investment transactions and foreign currency transactions	308,524	100,479
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	258,761	58,707

Net Increase (Decrease) in Net Assets Resulting from Operations	590,064	164,531

Dividends and Distributions to Shareholders
From net investment income	(7,963)	(1,118)
From net realized gain on investments and foreign currency transactions	(71,320)	(20,952)

Total Dividends and Distributions	(79,283)	(22,070)

Capital Share Transactions
Net increase (decrease) in capital share transactions	1,314,905	134,390
Redemption fees — Class A	15	—
Redemption fees — Class J	1	2

Total increase (decrease) in net assets	1,825,702	276,853

Net Assets
Beginning of period	793,725	516,872

End of period (including undistributed net investment income as set forth below)	$2,619,427	$793,725

Undistributed (overdistributed) net investment income (operating loss)	$19,923	$4,929

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$42,142	$12,063	$6,079	$132,142	$13,884	$15,063	$86,419	$2,831	$80,654	$21,466
Issued in acquisitions	—	—	—	127,394	12,523	6,538	—	1,106,021	—	—
Reinvested	4,571	2,332	400	35,608	4,308	—	19,408	4,687	5,568	1,687
Redeemed	(7,869)	(5,280)	(1,191)	(88,894)	(17,440)	(2,189)	(43,271)	(233,331)	(25,091)	(4,327)

Net Increase (Decrease)	$38,844	$9,115	$5,288	$206,250	$13,275	$19,412	$62,556	$880,208	$61,131	$18,826

Shares:
Sold	2,864	812	410	8,812	923	993	5,858	195	5,357	1,438
Issued in acquisitions	—	—	—	9,310	915	478	—	81,049	—	—
Reinvested	334	172	29	2,588	315	—	1,425	340	404	121
Redeemed	(545)	(359)	(82)	(5,948)	(1,176)	(144)	(2,933)	(16,138)	(1,684)	(282)

Net Increase (Decrease)	2,653	625	357	14,762	977	1,327	4,350	65,446	4,077	1,277

Year Ended October 31,2006
Dollars:
Sold	$27,308	$13,228	$3,394	$48,199	$5,977	N/A	$77,712	$3,190	$34,486	$15,440
Reinvested	663	362	24	11,911	1,730	N/A	4,435	1,671	1,014	35
Redeemed	(3,020)	(3,002)	(294)	(59,664)	(13,140)	N/A	(26,377)	(270)	(9,778)	(844)

Net Increase (Decrease)	$24,951	$10,588	$3,124	$446	$(5,433)	N/A	$55,770	$4,591	$25,722	$14,631

Shares:
Sold	2,071	994	258	3,663	439	N/A	5,922	270	2,571	1,135
Reinvested	56	31	2	1,009	147	N/A	380	141	86	3
Redeemed	(229)	(238)	(22)	(4,629)	(1,010)	N/A	(2,030)	(20)	(738)	(63)

Net Increase (Decrease)	1,898	787	238	43	(424)	N/A	4,272	391	1,919	1,075

Distributions:
Year Ended October 31,2007
From net investment income	$(514)	$(186)	$(28)	$(3,794)	$(106)	$—	$(1,675)	$(717)	$(742)	$(201)
From net realized gain on investments and foreign currency transactions	(4,057)	(2,146)	(372)	(32,495)	(4,233)	—	(17,735)	(3,970)	(4,826)	(1,486)

Total Dividends and Distributions	$(4,571)	$(2,332)	$(400)	$(36,289)	$(4,339)	$—	$(19,410)	$(4,687)	$(5,568)	$(1,687)

Year Ended October 31,2006
From net investment income	$(32)	$—	$—	$(680)	$—	N/A	$—	$(282)	$(120)	$(4)
From net realized gain on investments and foreign currency transactions	(631)	(362)	(24)	(11,441)	(1,745)	N/A	(4,435)	(1,389)	(894)	(31)

Total Dividends and Distributions	$(663)	$(362)	$(24)	$(12,121)	$(1,745)	N/A	$(4,435)	$(1,671)	$(1,014)	$(35)

See accompanying notes

122

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Equity Income Fund I
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$70,943	$52,352
Net realized gain (loss) from investment transactions and foreign currency transactions	367,678	203,489
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	106,018	253,893

Net Increase (Decrease) in Net Assets Resulting from Operations	544,639	509,734

Dividends and Distributions to Shareholders
From net investment income	(63,348)	(55,019)
From net realized gain on investments and foreign currency transactions	(203,872)	(82,534)

Total Dividends and Distributions	(267,220)	(137,553)

Capital Share Transactions
Net increase (decrease) in capital share transactions	541,851	873,651
Redemption fees — Class A	16	—

Total increase (decrease) in net assets	819,286	1,245,832

Net Assets
Beginning of period	3,783,377	2,537,545

End of period (including undistributed net investment income as set forth below)	$4,602,663	$3,783,377

Undistributed (overdistributed) net investment income (operating loss)	$9,636	$2,302

	Class A	Class B	Class C	Institutional	R1	R2

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$472,412	$74,832	$70,231	$269,364	N/A	N/A
Issued in acquisitions	109,905	14,395	—	—	N/A	N/A
Reinvested	90,948	15,980	12,541	122,975	N/A	N/A
Redeemed	(405,559)	(67,459)	(52,067)	(186,647)	N/A	N/A

Net Increase (Decrease)	$267,706	$37,748	$30,705	$205,692	N/A	N/A

Shares:
Sold	20,692	3,306	3,131	12,082	N/A	N/A
Issued in acquisitions	4,930	651	—	—	N/A	N/A
Reinvested	4,104	731	578	5,542	N/A	N/A
Redeemed	(17,695)	(2,965)	(2,311)	(8,157)	N/A	N/A

Net Increase (Decrease)	12,031	1,723	1,398	9,467	N/A	N/A

Year Ended October 31, 2006
Dollars:
Sold	$661,031	$112,888	$120,126	$248,124	$768	$562
Reinvested	41,851	8,037	4,997	72,514	3	2
Redeemed	(216,648)	(48,195)	(24,447)	(106,627)	(771)	(564)

Net Increase (Decrease)	$486,234	$72,730	$100,676	$214,011	$—	$—

Shares:
Sold	31,517	5,425	5,829	12,122	36	26
Reinvested	2,041	397	248	3,536	—	—
Redeemed	(10,285)	(2,316)	(1,176)	(4,986)	(36)	(26)

Net Increase (Decrease)	23,273	3,506	4,901	10,672	—	—

Distributions:
Year Ended October 31, 2007
From net investment income	$(25,542)	$(2,320)	$(2,001)	$(33,485)	N/A	N/A
From net realized gain on investments and foreign currency transactions	(82,357)	(18,130)	(13,895)	(89,490)	N/A	N/A

Total Dividends and Distributions	$(107,899)	$(20,450)	$(15,896)	$(122,975)	N/A	N/A

Year Ended October 31, 2006
From net investment income	$(19,788)	$(2,272)	$(1,868)	$(31,086)	$(3)	$(2)
From net realized gain on investments and foreign currency transactions	(29,129)	(7,506)	(4,471)	(41,428)	—	—

Total Dividends and Distributions	$(48,917)	$(9,778)	$(6,339)	$(72,514)	$(3)	$(2)

See accompanying notes

123

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

Global Real
Estate Securities
Amounts in thousands	Fund
Period Ended
October 31, 2007(A)
Operations
Net investment income (operating loss)	$5
Net realized gain (loss) from investment transactions and foreign currency transactions	(11)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	59

Net Increase (Decrease) in Net Assets Resulting from Operations	53

Capital Share Transactions
Net increase (decrease) in capital share transactions	5,648

Total increase (decrease) in net assets	5,701

Net Assets
Beginning of period	—

End of period (including undistributed net investment income as set forth below)	$5,701

Undistributed (overdistributed) net investment income (operating loss)	$5

	Class A	Class C	Institutional

Capital Share Transactions:
Period Ended October 31, 2007
Dollars:
Sold	$2,117	$1,536	$2,000
Redeemed	(5)	—	—

Net Increase (Decrease)	$2,112	$1,536	$2,000

Shares:
Sold	213	154	200
Redeemed	(1)	—	—

Net Increase (Decrease)	212	154	200

(A)	Period from October 1, 2007, date operations commenced, through October 31, 2007

124

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

	Government & High Quality Bond
Amounts in thousands	Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$16,105	$15,630
Net realized gain (loss) from investment transactions and foreign currency transactions	(2,385)	(3,737)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(3)	4,244

Net Increase (Decrease) in Net Assets Resulting from Operations	13,717	16,137

Dividends and Distributions to Shareholders
From net investment income	(16,284)	(15,725)

Total Dividends and Distributions	(16,284)	(15,725)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(13,861)	(38,556)
Redemption fees — Class A	4	—
Redemption fees — Class B	1	—
Redemption fees — Class J	1	—

Total increase (decrease) in net assets	(16,422)	(38,144)

Net Assets
Beginning of period	387,854	425,998

End of period (including undistributed net investment income as set forth below)	$371,432	$387,854

Undistributed (overdistributed) net investment income (operating loss)	$12	$50

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$5,283	$2,638	$451	$19,995	$3,406	$1,651	$14,149	$6	$4,774	$1,781
Reinvested	433	393	28	8,120	1,232	20	4,300	—	670	124
Redeemed	(2,656)	(2,126)	(275)	(44,120)	(8,730)	(163)	(21,165)	—	(2,909)	(1,171)

Net Increase (Decrease)	$3,060	$905	$204	$(16,005)	$(4,092)	$1,508	$(2,716)	$6	$2,535	$734

Shares:
Sold	527	263	45	1,979	338	164	1,399	1	475	177
Reinvested	43	39	3	806	122	2	426	—	67	12
Redeemed	(265)	(213)	(28)	(4,374)	(866)	(16)	(2,095)	—	(290)	(116)

Net Increase (Decrease)	305	89	20	(1,587)	(406)	150	(270)	1	252	73

Year Ended October 31, 2006
Dollars:
Sold	$5,042	$2,725	$615	$17,413	$2,876	N/A	$14,803	$—	$4,202	$293
Reinvested	289	292	17	8,274	1,260	N/A	3,985	—	509	86
Redeemed	(2,096)	(1,870)	(155)	(58,483)	(13,286)	N/A	(22,285)	—	(2,644)	(418)

Net Increase (Decrease)	$3,235	$1,147	$477	$(32,796)	$(9,150)	N/A	$(3,497)	$—	$2,067	$(39)

Shares:
Sold	503	272	61	1,724	289	N/A	1,466	—	419	29
Reinvested	29	29	2	823	125	N/A	396	—	51	9
Redeemed	(210)	(187)	(16)	(5,814)	(1,320)	N/A	(2,209)	—	(264)	(42)

Net Increase (Decrease)	322	114	47	(3,267)	(906)	N/A	(347)	—	206	(4)

Distributions:
Year Ended October 31, 2007
From net investment income	$(433)	$(393)	$(29)	$(9,012)	$(1,289)	$(21)	$(4,313)	$—	$(670)	$(124)

Total Dividends and Distributions	$(433)	$(393)	$(29)	$(9,012)	$(1,289)	$(21)	$(4,313)	$—	$(670)	$(124)

Year Ended October 31, 2006
From net investment income	$(289)	$(292)	$(17)	$(9,209)	$(1,330)	N/A	$(3,993)	$—	$(509)	$(86)

Total Dividends and Distributions	$(289)	$(292)	$(17)	$(9,209)	$(1,330)	N/A	$(3,993)	$—	$(509)	$(86)

See accompanying notes

125

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	High Yield Fund II
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$102,443	$67,189
Net realized gain (loss) from investment transactions and foreign currency transactions	53,481	53,968
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(25,138)	5,401

Net Increase (Decrease) in Net Assets Resulting from Operations	130,786	126,558

Dividends and Distributions to Shareholders
From net investment income	(114,073)	(65,500)
From net realized gain on investments and foreign currency transactions	(24,846)	—

Total Dividends and Distributions	(138,919)	(65,500)

Capital Share Transactions
Net increase (decrease) in capital share transactions	566,609	280,861
Redemption fees — Class A	33	—

Total increase (decrease) in net assets	558,509	341,919

Net Assets
Beginning of period	1,153,634	811,715

End of period (including undistributed net investment income as set forth below)	$1,712,143	$1,153,634

Undistributed (overdistributed) net investment income (operating loss)	$(2,342)	$3,596

	Class A	Class B	Class C	Institutional	R1	R2

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$690,143	$17,298	$82,738	$224,824	N/A	N/A
Reinvested	34,648	3,803	4,979	64,518	N/A	N/A
Redeemed	(336,496)	(21,663)	(24,459)	(173,724)	N/A	N/A

Net Increase (Decrease)	$388,295	$(562)	$63,258	$115,618	N/A	N/A

Shares:
Sold	78,984	1,950	9,379	25,541	N/A	N/A
Reinvested	3,964	433	567	7,396	N/A	N/A
Redeemed	(38,577)	(2,463)	(2,799)	(20,026)	N/A	N/A

Net Increase (Decrease)	44,371	(80)	7,147	12,911	N/A	N/A

Year Ended October 31, 2006
Dollars:
Sold	$363,171	$17,909	$40,488	$13,315	$92	$1
Reinvested	8,797	2,166	1,568	42,589	1	—
Redeemed	(75,533)	(15,628)	(7,057)	(110,924)	(93)	(1)

Net Increase (Decrease)	$296,435	$4,447	$34,999	$(55,020)	$—	$—

Shares:
Sold	42,425	2,083	4,695	1,574	11	—
Reinvested	1,024	252	182	4,992	—
Redeemed	(8,860)	(1,828)	(823)	(13,114)	(11)	—

Net Increase (Decrease)	34,589	507	4,054	(6,548)	—	—

Distributions:
Year Ended October 31, 2007
From net investment income	$(45,704)	$(5,777)	$(7,969)	$(54,623)	N/A	N/A
From net realized gain on investments and foreign currency transactions	(9,395)	(1,761)	(1,805)	(11,885)	N/A	N/A

Total Dividends and Distributions	$(55,099)	$(7,538)	$(9,774)	$(66,508)	N/A	N/A

Year Ended October 31, 2006
From net investment income	$(14,924)	$(4,812)	$(3,174)	$(42,589)	$(1)	$—

Total Dividends and Distributions	$(14,924)	$(4,812)	$(3,174)	$(42,589)	$(1)	$—

See accompanying notes.

126

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Income Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$64,824	$67,585
Net realized gain (loss) from investment transactions and foreign currency transactions	(189)	3,765
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(8,675)	2,865

Net Increase (Decrease) in Net Assets Resulting from Operations	55,960	74,215

Dividends and Distributions to Shareholders
From net investment income	(69,219)	(69,370)

Total Dividends and Distributions	(69,219)	(69,370)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(6,979)	21,970
Redemption fees — Class A	2	—
Redemption fees — Class B	1	—

Total increase (decrease) in net assets	(20,235)	26,815

Net Assets
Beginning of period	1,217,079	1,190,264

End of period (including undistributed net investment income as set forth below)	$1,196,844	$1,217,079

Undistributed (overdistributed) net investment income (operating loss)	$(7,684)	$2,371

	Class A	Class B	Class C	Institutional

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$38,536	$5,200	$4,741	$49,441
Reinvested	5,116	2,621	379	54,223
Redeemed	(39,660)	(28,686)	(3,306)	(95,584)

Net Increase (Decrease)	$3,992	$(20,865)	$1,814	$8,080

Shares:
Sold	4,263	572	524	5,466
Reinvested	567	289	42	5,997
Redeemed	(4,390)	(3,170)	(365)	(10,549)

Net Increase (Decrease)	440	(2,309)	201	914

Year Ended October 31, 2006
Dollars:
Sold	$34,612	$6,778	$3,978	$74,110
Reinvested	5,013	3,224	356	55,740
Redeemed	(44,154)	(38,644)	(4,732)	(74,311)

Net Increase (Decrease)	$(4,529)	$(28,642)	$(398)	$55,539

Shares:
Sold	3,843	751	440	8,142
Reinvested	556	356	39	6,171
Redeemed	(4,909)	(4,279)	(523)	(8,268)

Net Increase (Decrease)	(510)	(3,172)	(44)	6,045

Distributions:
Year Ended October 31, 2007
From net investment income	$(7,843)	$(4,254)	$(522)	$(56,600)

Total Dividends and Distributions	$(7,843)	$(4,254)	$(522)	$(56,600)

Year Ended October 31, 2006
From net investment income	$(7,888)	$(5,238)	$(501)	$(55,743)

Total Dividends and Distributions	$(7,888)	$(5,238)	$(501)	$(55,743)

See accompanying notes.

127

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Inflation Protection Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$18,338	$4,916
Net realized gain (loss) from investment transactions and foreign currency transactions	(3,495)	(1,531)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(2,063)	(591)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,780	2,794

Dividends and Distributions to Shareholders
From net investment income	(17,260)	(4,857)
From net realized gain on investments and foreign currency transactions	—	(47)

Total Dividends and Distributions	(17,260)	(4,904)

Capital Share Transactions
Net increase (decrease) in capital share transactions	357,744	48,007

Total increase (decrease) in net assets	353,264	45,897

Net Assets
Beginning of period	122,307	76,410

End of period (including undistributed net investment income as set forth below)	$475,571	$122,307

Undistributed (overdistributed) net investment income (operating loss)	$1,655	$21

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$819	$210	$95	$3,317	$888	$2,489	$364,195	$867	$53
Reinvested	46	24	3	181	4	240	16,716	11	11
Redeemed	(348)	(144)	(51)	(3,051)	(60)	(2,267)	(25,954)	(371)	(179)

Net Increase (Decrease)	$517	$90	$47	$447	$832	$462	$354,957	$507	$(115)

Shares:
Sold	86	22	10	346	93	262	38,230	92	6
Reinvested	5	3	—	19	1	25	1,771	1	1
Redeemed	(37)	(16)	(5)	(320)	(6)	(240)	(2,757)	(39)	(19)

Net Increase (Decrease)	54	9	5	45	88	47	37,244	54	(12)

Year Ended October 31, 2006
Dollars:
Sold	$934	$733	$94	$3,195	N/A	$3,683	$42,245	$76	$395
Reinvested	23	16	1	141	N/A	250	4,437	4	19
Redeemed	(186)	(200)	(64)	(944)	N/A	(1,917)	(4,806)	(32)	(91)

Net Increase (Decrease)	$771	$549	$31	$2,392	N/A	$2,016	$41,876	$48	$323

Shares:
Sold	96	75	10	329	N/A	382	4,394	8	41
Reinvested	2	2	—	15	N/A	26	464	—	2
Redeemed	(19)	(21)	(7)	(98)	N/A	(200)	(501)	(3)	(10)

Net Increase (Decrease)	79	56	3	246	N/A	208	4,357	5	33

Distributions:
Year Ended October 31, 2007
From net investment income	$(46)	$(24)	$(3)	$(195)	$(11)	$(242)	$(16,717)	$(11)	$(11)

Total Dividends and Distributions	$(46)	$(24)	$(3)	$(195)	$(11)	$(242)	$(16,717)	$(11)	$(11)

Year Ended October 31, 2006
From net investment income	$(23)	$(17)	$(1)	$(149)	N/A	$(250)	$(4,394)	$(4)	$(19)
From net realized gain on investments and foreign currency transactions	—	—	—	(1)	N/A	(2)	(44)	—	—

Total Dividends and Distributions	$(23)	$(17)	$(1)	$(150)	N/A	$(252)	$(4,438)	$(4)	$(19)

See accompanying notes.

128

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	International Emerging Markets Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$10,713	$1,347
Net realized gain (loss) from investment transactions and foreign currency transactions	221,153	27,358
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	292,911	34,335

Net Increase (Decrease) in Net Assets Resulting from Operations	524,777	63,040

Dividends and Distributions to Shareholders
From net investment income	(2,308)	(233)
From net realized gain on investments and foreign currency transactions	(27,638)	(15,240)

Total Dividends and Distributions	(29,946)	(15,473)

Capital Share Transactions
Net increase (decrease) in capital share transactions	668,768	138,667
Redemption fees — Class A	7	—
Redemption fees — Class J	4	3

Total increase (decrease) in net assets	1,163,610	186,237

Net Assets
Beginning of period	332,684	146,447

End of period (including undistributed net investment income as set forth below)	$1,496,294	$332,684

Undistributed (overdistributed) net investment income (operating loss)	$7,651	$1,201

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$18,355	$8,788	$4,152	$103,651	$12,019	$8,707	$94,923	$492,496	$25,155	$11,144
Reinvested	512	361	125	6,261	1,043	—	10,961	9,286	1,073	238
Redeemed	(3,581)	(1,877)	(675)	(38,056)	(4,971)	(622)	(46,682)	(35,958)	(6,887)	(1,173)

Net Increase (Decrease)	$15,286	$7,272	$3,602	$71,856	$8,091	$8,085	$59,202	$465,824	$19,341	$10,209

Shares:
Sold	620	302	137	3,339	396	280	3,294	18,441	847	373
Reinvested	21	14	5	249	42	—	449	368	43	9
Redeemed	(134)	(62)	(26)	(1,281)	(175)	(19)	(1,654)	(1,165)	(236)	(39)

Net Increase (Decrease)	507	254	116	2,307	263	261	2,089	17,644	654	343

Year Ended October 31, 2006
Dollars:
Sold	$4,671	$3,451	$1,860	$35,113	$4,805	N/A	$70,233	$63,398	$8,398	$2,568
Reinvested	202	68	13	4,654	957	N/A	7,510	200	555	22
Redeemed	(1,766)	(1,361)	(463)	(26,064)	(3,399)	N/A	(28,669)	(2,766)	(3,843)	(1,680)

Net Increase (Decrease)	$3,107	$2,158	$1,410	$13,703	$2,363	N/A	$49,074	$60,832	$5,110	$910

Shares:
Sold	207	150	80	1,554	211	N/A	3,188	2,686	366	111
Reinvested	10	3	1	236	49	N/A	391	10	28	1
Redeemed	(85)	(66)	(18)	(1,231)	(153)	N/A	(1,317)	(124)	(177)	(79)

Net Increase (Decrease)	132	87	63	559	107	N/A	2,262	2,572	217	33

Distributions:
Year Ended October 31, 2007
From net investment income	$(33)	$(12)	$(2)	$(300)	$—	$—	$(442)	$(1,387)	$(111)	$(21)
From net realized gain on investments and foreign currency transactions	(479)	(349)	(123)	(6,036)	(1,054)	—	(10,519)	(7,899)	(962)	(217)

Total Dividends and Distributions	$(512)	$(361)	$(125)	$(6,336)	$(1,054)	$—	$(10,961)	$(9,286)	$(1,073)	$(238)

Year Ended October 31, 2006
From net investment income	$(7)	$(1)	$—	$(123)	$—	N/A	$(43)	$(21)	$(36)	$(2)
From net realized gain on investments and foreign currency transactions	(243)	(114)	(15)	(5,615)	(967)	N/A	(7,470)	(179)	(568)	(69)

Total Dividends and Distributions	$(250)	$(115)	$(15)	$(5,738)	$(967)	N/A	$(7,513)	$(200)	$(604)	$(71)

See accompanying notes.

129

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	International Growth Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$21,539	$9,245
Net realized gain (loss) from investment transactions and foreign currency transactions	200,772	124,808
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	260,398	93,228

Net Increase (Decrease) in Net Assets Resulting from Operations	482,709	227,281

Dividends and Distributions to Shareholders
From net investment income	(13,222)	(7,645)
From net realized gain on investments and foreign currency transactions	(126,025)	(64,899)

Total Dividends and Distributions	(139,247)	(72,544)

Capital Share Transactions
Net increase (decrease) in capital share transactions	855,776	391,901
Redemption fees — Class J	2	—

Total increase (decrease) in net assets	1,199,240	546,638

Net Assets
Beginning of period	1,272,151	725,513

End of period (including undistributed net investment income as set forth below)	$2,471,391	$1,272,151

Undistributed (overdistributed) net investment income (operating loss)	$18,601	$7,720

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$9,536	$3,988	$737	$364	$21	$17,901	$756,973	$12,666	$7,457
Reinvested	2,776	1,380	231	—	—	6,433	124,658	1,937	1,826
Redeemed	(5,264)	(4,559)	(411)	(1)	—	(14,528)	(56,913)	(8,043)	(3,389)

Net Increase (Decrease)	$7,048	$809	$557	$363	$21	$9,806	$824,718	$6,560	$5,894

Shares:
Sold	676	300	54	24	1	1,331	55,449	931	558
Reinvested	215	113	19	—	—	523	9,872	155	147
Redeemed	(382)	(342)	(31)	—	—	(1,087)	(4,267)	(588)	(253)

Net Increase (Decrease)	509	71	42	24	1	767	61,054	498	452

Year Ended October 31, 2006
Dollars:
Sold	$16,678	$5,532	$2,095	N/A	N/A	$18,304	$367,730	$9,532	$5,700
Reinvested	941	864	100	N/A	N/A	4,071	64,921	751	891
Redeemed	(2,870)	(3,552)	(156)	N/A	N/A	(10,379)	(85,425)	(2,249)	(1,578)

Net Increase (Decrease)	$14,749	$2,844	$2,039	N/A	N/A	$11,996	$347,226	$8,034	$5,013

Shares:
Sold	1,340	453	176	N/A	N/A	1,516	29,679	782	463
Reinvested	82	80	9	N/A	N/A	373	5,798	67	81
Redeemed	(229)	(294)	(12)	N/A	N/A	(861)	(6,884)	(183)	(130)

Net Increase (Decrease)	1,193	239	173	N/A	N/A	1,028	28,593	666	414

Distributions:
Year Ended October 31, 2007
From net investment income	$(109)	$(31)	$(1)	$—	$—	$(157)	$(12,669)	$(143)	$(112)
From net realized gain on investments and foreign currency transactions	(2,667)	(1,349)	(230)	—	—	(6,282)	(111,989)	(1,794)	(1,714)

Total Dividends and Distributions	$(2,776)	$(1,380)	$(231)	$—	$—	$(6,439)	$(124,658)	$(1,937)	$(1,826)

Year Ended October 31, 2006
From net investment income	$(45)	$(28)	$(1)	N/A	N/A	$(75)	$(7,365)	$(67)	$(64)
From net realized gain on investments and foreign currency transactions	(896)	(836)	(100)	N/A	N/A	(3,999)	(57,557)	(684)	(827)

Total Dividends and Distributions	$(941)	$(864)	$(101)	N/A	N/A	$(4,074)	$(64,922)	$(751)	$(891)

See accompanying notes.

130

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL INVESTORS FUND, INC.

Amounts in thousands	LargeCap Growth Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$9,147	$2,507
Net realized gain (loss) from investment transactions and foreign currency transactions	330,863	33,010
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	539,047	38,701

Net Increase (Decrease) in Net Assets Resulting from Operations	879,057	74,218

Dividends and Distributions to Shareholders
From net investment income	(4,154)	(383)
From net realized gain on investments and foreign currency transactions	(12,172)	—

Total Dividends and Distributions	(16,326)	(383)

Capital Share Transactions
Net increase (decrease) in capital share transactions	2,603,787	254,418
Redemption fees — Class A	3	—

Total increase (decrease) in net assets	3,466,521	328,253

Net Assets
Beginning of period	952,466	624,213

End of period (including undistributed net investment income as set forth below)	$4,418,987	$952,466

Undistributed (overdistributed) net investment income (operating loss)	$7,266	$2,273

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$18,730	$5,813	$6,097	$68,231	$5,832	$4,673	$13,265	$299,795	$46,785	$8,236
Issued in acquisitions	—	—	—	140,361	77,359	2,933	—	2,248,006	—	—
Reinvested	486	234	85	3,862	361	—	462	8,892	835	258
Redeemed	(7,296)	(3,592)	(1,567)	(67,124)	(37,267)	(607)	(6,632)	(213,026)	(17,964)	(2,729)

Net Increase (Decrease)	$11,920	$2,455	$4,615	$145,330	$46,285	$6,999	$7,095	$2,343,667	$29,656	$5,765

Shares:
Sold	2,138	703	705	7,950	691	525	1,587	35,618	5,554	970
Issued in acquisitions	—	—	—	17,249	9,627	360	—	275,930	—	—
Reinvested	59	30	11	484	46	—	60	1,113	103	32
Redeemed	(834)	(438)	(192)	(8,005)	(4,467)	(73)	(822)	(24,743)	(2,045)	(318)

Net Increase (Decrease)	1,363	295	524	17,678	5,897	812	825	287,918	3,612	684

Year Ended October 31, 2006
Dollars:
Sold	$32,438	$15,805	$5,737	$29,094	$3,189	N/A	$17,071	$185,547	$50,023	$12,391
Reinvested	—	—	—	—	—	N/A	—	383	—	—
Redeemed	(6,468)	(1,866)	(903)	(44,980)	(12,619)	N/A	(5,841)	(13,753)	(8,650)	(2,180)

Net Increase (Decrease)	$25,970	$13,939	$4,834	$(15,886)	$(9,430)	N/A	$11,230	$172,177	$41,373	$10,211

Shares:
Sold	4,178	2,125	767	3,889	427	N/A	2,383	24,810	6,613	1,608
Reinvested	—	—	—	—	—	N/A	—	52	—	—
Redeemed	(833)	(253)	(121)	(6,023)	(1,700)	N/A	(814)	(1,836)	(1,143)	(283)

Net Increase (Decrease)	3,345	1,872	646	(2,134)	(1,273)	N/A	1,569	23,026	5,470	1,325

Distributions:
Year Ended October 31, 2007
From net investment
income	$(35)	$—	$—	$(352)	$—	$—	$—	$(3,498)	$(218)	$(51)
From net realized gain
on investments and
foreign currency
transactions	(451)	(234)	(85)	(3,571)	(365)	—	(462)	(6,179)	(617)	(208)

Total Dividends and
Distributions	$(486)	$(234)	$(85)	$(3,923)	$(365)	$—	$(462)	$(9,677)	$(835)	$(259)

Year Ended October 31, 2006
From net investment
income	$—	$—	$—	$—	$—	N/A	$—	$(383)	$—	$—

Total Dividends and
Distributions	$—	$—	$—	$—	$—	N/A	$—	$(383)	$—	$—

See accompanying notes.

131

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	LargeCap S&P 500 Index Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$14,359	$10,664
Net realized gain (loss) from investment transactions and foreign currency transactions	15,111	3,020
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	106,869	106,667

Net Increase (Decrease) in Net Assets Resulting from Operations	136,339	120,351

Dividends and Distributions to Shareholders
From net investment income	(11,410)	(7,664)
From net realized gain on investments and foreign currency transactions	(3,300)	(3,073)

Total Dividends and Distributions	(14,710)	(10,737)

Capital Share Transactions
Net increase (decrease) in capital share transactions	120,373	105,879
Redemption fees — Class A	2	—
Redemption fees — Class J	5	1

Total increase (decrease) in net assets	242,009	215,494

Net Assets
Beginning of period	941,651	726,157

End of period (including undistributed net investment income as set forth below)	$1,183,660	$941,651

Undistributed (overdistributed) net investment income (operating loss)	$11,600	$8,651

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$55,614	$11,291	$6,266	$16,759	$2,712	$61,322	$65,224	$85,447	$28,334
Reinvested	2,021	935	84	1,193	—	5,200	675	3,881	700
Redeemed	(23,423)	(20,088)	(988)	(16,358)	(159)	(60,660)	(15,406)	(77,741)	(12,462)

Net Increase (Decrease)	$34,212	$(7,862)	$5,362	$1,594	$2,553	$5,862	$50,493	$11,587	$16,572

Shares:
Sold	5,280	1,094	588	1,604	260	5,948	6,287	8,142	2,739
Reinvested	201	93	8	119	—	523	67	383	70
Redeemed	(2,246)	(1,911)	(95)	(1,567)	(15)	(5,875)	(1,470)	(7,528)	(1,182)

Net Increase (Decrease)	3,235	(724)	501	156	245	596	4,884	997	1,627

Year Ended October 31, 2006
Dollars:
Sold	$48,407	$16,086	$6,098	$10,869	N/A	$65,788	$25,777	$59,177	$29,119
Reinvested	1,487	739	51	1,092	N/A	4,125	122	2,756	345
Redeemed	(39,304)	(14,882)	(976)	(15,830)	N/A	(52,906)	(2,471)	(29,905)	(9,885)

Net Increase (Decrease)	$10,590	$1,943	$5,173	$(3,869)	N/A	$17,007	$23,428	$32,028	$19,579

Shares:
Sold	5,295	1,756	672	1,186	N/A	7,256	2,808	6,386	3,169
Reinvested	167	83	6	123	N/A	467	14	307	39
Redeemed	(4,301)	(1,641)	(107)	(1,729)	N/A	(5,826)	(266)	(3,242)	(1,064)

Net Increase (Decrease)	1,161	198	571	(420)	N/A	1,897	2,556	3,451	2,144

Distributions:
Year Ended October 31, 2007
From net investment income	$(1,572)	$(686)	$(60)	$(934)	$—	$(3,897)	$(565)	$(3,138)	$(558)
From net realized gain on investments and foreign currency transactions	(449)	(249)	(25)	(273)	—	(1,307)	(112)	(743)	(142)

Total Dividends and Distributions	$(2,021)	$(935)	$(85)	$(1,207)	$—	$(5,204)	$(677)	$(3,881)	$(700)

Year Ended October 31, 2006
From net investment income	$(1,065)	$(491)	$(32)	$(805)	N/A	$(2,811)	$(101)	$(2,102)	$(257)
From net realized gain on investments and foreign currency transactions	(422)	(249)	(19)	(304)	N/A	(1,315)	(21)	(655)	(88)

Total Dividends and Distributions	$(1,487)	$(740)	$(51)	$(1,109)	N/A	$(4,126)	$(122)	$(2,757)	$(345)

See accompanying notes.

132

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	LargeCap Value Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$12,798	$10,377
Net realized gain (loss) from investment transactions and foreign currency transactions	67,120	33,765
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(7,982)	69,697

Net Increase (Decrease) in Net Assets Resulting from Operations	71,936	113,839

Dividends and Distributions to Shareholders
From net investment income	(11,030)	(5,682)
From net realized gain on investments and foreign currency transactions	(34,028)	(13,832)

Total Dividends and Distributions	(45,058)	(19,514)

Capital Share Transactions
Net increase (decrease) in capital share transactions	97,809	105,237
Redemption fees — Class A	6	—
Redemption fees — Class J	1	—

Total increase (decrease) in net assets	124,694	199,562

Net Assets
Beginning of period	742,874	543,312

End of period (including undistributed net investment income as set forth below)	$867,568	$742,874

Undistributed (overdistributed) net investment income (operating loss)	$10,047	$8,279

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$1,345	$621	$565	$22,211	$2,230	$1,079	$17,382	$95,553	$5,129	$992
Reinvested	172	289	41	16,973	1,096	—	2,937	22,204	699	76
Redeemed	(1,305)	(2,380)	(317)	(45,433)	(6,752)	(54)	(11,798)	(19,008)	(6,256)	(482)

Net Increase (Decrease)	$212	$(1,470)	$289	$(6,249)	$(3,426)	$1,025	$8,521	$98,749	$(428)	$586

Shares:
Sold	103	47	43	1,685	170	82	1,334	7,161	389	77
Reinvested	14	23	3	1,324	86	—	232	1,730	54	6
Redeemed	(98)	(183)	(24)	(3,446)	(513)	(4)	(903)	(1,476)	(464)	(38)

Net Increase (Decrease)	19	(113)	22	(437)	(257)	78	663	7,415	(21)	45

Year Ended October 31, 2006
Dollars:
Sold	$2,355	$1,095	$558	$19,701	$2,482	N/A	$21,687	$109,061	$3,689	$737
Reinvested	24	125	9	8,884	735	N/A	899	8,363	212	24
Redeemed	(406)	(890)	(158)	(55,667)	(7,935)	N/A	(6,095)	(2,522)	(1,362)	(368)

Net Increase (Decrease)	$1,973	$330	$409	$(27,082)	$(4,718)	N/A	$16,491	$114,902	$2,539	$393

Shares:
Sold	198	91	46	1,632	203	N/A	1,808	9,095	304	60
Reinvested	2	11	1	770	64	N/A	79	725	18	2
Redeemed	(34)	(75)	(13)	(4,664)	(661)	N/A	(509)	(211)	(113)	(30)

Net Increase (Decrease)	166	27	34	(2,262)	(394)	N/A	1,378	9,609	209	32

Distributions:
Year Ended October 31, 2007
From net investment income	$(35)	$(52)	$(6)	$(3,891)	$(48)	$—	$(529)	$(6,275)	$(176)	$(18)
From net realized gain on investments and foreign currency transactions	(137)	(237)	(35)	(13,531)	(1,056)	—	(2,408)	(16,042)	(523)	(59)

Total Dividends and Distributions	$(172)	$(289)	$(41)	$(17,422)	$(1,104)	$—	$(2,937)	$(22,317)	$(699)	$(77)

Year Ended October 31, 2006
From net investment income	$(7)	$(22)	$(1)	$(2,395)	$(119)	N/A	$(145)	$(2,923)	$(63)	$(7)
From net realized gain on investments and foreign currency transactions	(17)	(103)	(8)	(6,721)	(621)	N/A	(754)	(5,441)	(149)	(18)

Total Dividends and Distributions	$(24)	$(125)	$(9)	$(9,116)	$(740)	N/A	$(899)	$(8,364)	$(212)	$(25)

See accompanying notes.
133

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	MidCap Blend Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(424)	$1,476
Net realized gain (loss) from investment transactions and foreign currency transactions	86,633	77,418
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	59,289	21,555

Net Increase (Decrease) in Net Assets Resulting from Operations	145,498	100,449

Dividends and Distributions to Shareholders
From net investment income	(1,198)	(1,096)
From net realized gain on investments and foreign currency transactions	(77,285)	(38,199)

Total Dividends and Distributions	(78,483)	(39,295)

Capital Share Transactions
Net increase (decrease) in capital share transactions	54,601	8,368
Redemption fees — Class A	14	—
Redemption fees — Class B	1	—
Redemption fees — Class J	4	—

Total increase (decrease) in net assets	121,635	69,522

Net Assets
Beginning of period	810,220	740,698

End of period (including undistributed net investment income as set forth below)	$931,855	$810,220

Undistributed (overdistributed) net investment income (operating loss)	$—	$1,200

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C		Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$5,120	$1,103	$939	$50,940	$7,363		$4,055	$54,040	$1,356	$8,787	$1,746
Reinvested	578	252	61	52,029	6,323		—	15,553	—	2,175	500
Redeemed	(2,714)	(894)	(208)	(99,599)	(17,419)		(326)	(29,027)	(8)	(6,620)	(1,504)

Net Increase (Decrease)	$2,984	$461	$792	$3,370	$(3,733)		$3,729	$40,566	$1,348	$4,342	$742

Shares:
Sold	350	74	62	3,393	489		268	3,670	86	587	116
Reinvested	41	18	4	3,693	450		—	1,129	—	154	35
Redeemed	(186)	(60)	(14)	(6,641)	(1,162)		(21)	(1,970)	(1)	(435)	(97)

Net Increase (Decrease)	205	32	52	445	(223)		247	2,829	85	306	54

Year Ended October 31, 2006
Dollars:
Sold	$3,466	$734	$220	$45,035	$6,424		N/A	$43,912	$—	$5,825	$3,320
Reinvested	190	172	14	27,072	3,645		N/A	6,267	—	1,329	156
Redeemed	(925)	(1,697)	(76)	(82,638)	(19,029)		N/A	(20,910)	—	(12,658)	(1,480)

Net Increase (Decrease)	$2,731	$(791)	$158	$(10,531)	$(8,960)		N/A	$29,269	$—	$(5,504)	$1,996

Shares:
Sold	248	52	15	3,221	455		N/A	3,192	—	411	231
Reinvested	14	13	1	1,985	268		N/A	469	—	97	11
Redeemed.	(66)	(122)	(5)	(5,899)	(1,366)		N/A	(1,519)	—	(900)	(101)

Net Increase (Decrease)	196	(57)	11	(693)	(643)		N/A	2,142	N/A	(392)	141

Distributions:
Year Ended October 31, 2007
From net investment income	$—	$—	$—	$(1,117)	$—		$—	$—	$—	$(71)	$(10)
From net realized gain on investments and foreign currency transactions	(578)	(252)	(61)	(51,835)	(6,401)		—	(15,563)	(1)	(2,104)	(490)

Total Dividends and Distributions	$(578)	$(252)	$(61)	$(52,952)	$(6,401)		$—	$(15,563)	$(1)	$(2,175)	$(500)

Year Ended October 31, 2006
From net investment income	$—	$—	$—	$(1,018)	$—	$	N/A	$—	$—	$(73)	$(5)
From net realized gain on investments and foreign currency transactions	(190)	(172)	(15)	(26,453)	(3,692)		N/A	(6,270)	(1)	(1,255)	(151)

Total Dividends and Distributions	$(190)	$(172)	$(15)	$(27,471)	$(3,692)		N/A	$(6,270)	$(1)	$(1,328)	$(156)

See accompanying notes.
134

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	MidCap Stock Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$8,271	$6,720
Net realized gain (loss) from investment transactions and foreign currency transactions	102,638	44,968
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(70,737)	92,668

Net Increase (Decrease) in Net Assets Resulting from Operations	40,172	144,356

Dividends and Distributions to Shareholders
From net investment income	(6,899)	(13,439)
From net realized gain on investments and foreign currency transactions	(44,854)	(56,362)

Total Dividends and Distributions	(51,753)	(69,801)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(115,305)	16,565
Redemption fees — Class A	1	—

Total increase (decrease) in net assets	(126,885)	91,120

Net Assets
Beginning of period	979,519	888,399

End of period (including undistributed net investment income as set forth below)	$852,634	$979,519

Undistributed (overdistributed) net investment income (operating loss)	$6,111	$4,739

	Class A	Class B	Class C	Institutional

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$85,593	$5,479	$6,029	$6,435
Reinvested	10,660	1,294	317	38,515
Redeemed	(53,308)	(7,368)	(3,617)	(205,334)

Net Increase (Decrease)	$42,945	$(595)	$2,729	$(160,384)

Shares:
Sold	3,952	268	294	299
Reinvested	509	66	16	1,814
Redeemed	(2,503)	(365)	(180)	(9,563)

Net Increase (Decrease)	1,958	(31)	130	(7,450)

Year Ended October 31, 2006
Dollars:
Sold	$126,679	$7,702	$4,427	$5,163
Reinvested	7,091	1,620	315	60,050
Redeemed	(24,699)	(5,082)	(1,538)	(165,163)

Net Increase (Decrease)	$109,071	$4,240	$3,204	$(99,950)

Shares:
Sold	6,356	414	239	256
Reinvested	376	91	18	3,143
Redeemed	(1,259)	(274)	(82)	(8,467)

Net Increase (Decrease)	5,473	231	175	(5,068)

Distributions:
Year Ended October 31, 2007
From net investment income	$(1,237)	$(2)	$(1)	$(5,659)
From net realized gain on investments and foreign currency transactions	(10,079)	(1,505)	(414)	(32,856)

Total Dividends and Distributions	$(11,316)	$(1,507)	$(415)	$(38,515)

Year Ended October 31, 2006
From net investment income	$(1,417)	$(150)	$(52)	$(11,820)
From net realized gain on investments and foreign currency transactions	(6,174)	(1,651)	(307)	(48,230)

Total Dividends and Distributions	$(7,591)	$(1,801)	$(359)	$(60,050)

See accompanying notes.
135

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Money Market Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$98,162	$27,165

Net Increase (Decrease) in Net Assets Resulting from Operations	98,162	27,165

Dividends and Distributions to Shareholders
From net investment income	(98,162)	(27,165)

Total Dividends and Distributions	(98,162)	(27,165)

Capital Share Transactions
Net increase (decrease) in capital share transactions	1,848,919	1,083

Total increase (decrease) in net assets	1,848,919	1,083

Net Assets
Beginning of period	693,081	691,998

End of period (including undistributed net investment income as set forth below)	$2,542,000	$693,081

Undistributed (overdistributed) net investment income (operating loss)	$—	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share
Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$123,442	$62,497	$36,760	$1,721,034	$23,143	$15,879	$125,082	$385,893	$199,900	$97,580
Issued in acquisitions	—	—	—	1,098,364	33,680	6,724	—	185,502	—	—
Reinvested	933	677	154	74,095	896	204	7,260	8,471	3,093	459
Redeemed	(117,410)	(57,704)	(34,924)	(1,371,714)	(27,430)	(11,593)	(103,582)	(389,281)	(158,453)	(90,712)

Net Increase (Decrease)	$6,965	$5,470	$1,990	$1,521,779	$30,289	$11,214	$28,760	$190,585	$44,540	$7,327

Shares:
Sold	123,442	62,497	36,760	1,721,034	23,143	15,879	125,082	385,893	199,900	97,580
Issued in acquisitions	—	—	—	1,098,364	33,680	6,724	—	185,502	—	—
Reinvested	933	677	154	74,095	896	204	7,260	8,471	3,093	459
Redeemed	(117,410)	(57,704)	(34,924)	(1,371,714)	(27,430)	(11,593)	(103,582)	(389,281)	(158,453)	(90,712)

Net Increase (Decrease)	6,965	5,470	1,990	1,521,779	30,289	11,214	28,760	190,585	44,540	7,327

Year Ended October 31, 2006
Dollars:
Sold	$94,484	$71,184	$30,943	$682,760	$2,687	N/A	$76,310	$26,437	$76,761	$45,999
Reinvested	517	462	69	16,458	80	N/A	5,450	1,141	1,414	139
Redeemed	(88,387)	(71,309)	(38,061)	(612,111)	(2,890)	N/A	(67,734)	(141,767)	(66,934)	(43,019)

Net Increase (Decrease)	$6,614	$337	$(7,049)	$87,107	$(123)	N/A	$14,026	$(114,189)	$11,241	$3,119

Shares:
Sold	94,484	71,184	30,943	682,760	2,687	N/A	76,310	26,437	76,761	45,999
Reinvested	517	462	69	16,458	80	N/A	5,450	1,141	1,414	139
Redeemed	(88,387)	(71,309)	(38,061)	(612,111)	(2,890)	N/A	(67,734)	(141,767)	(66,934)	(43,019)

Net Increase (Decrease)	6,614	337	(7,049)	87,107	(123)	N/A	14,026	(114,189)	11,241	3,119

Distributions:
Year Ended October 31, 2007
From net investment income	$(934)	$(678)	$(154)	$(74,669)	$(1,068)	$(231)	$(7,366)	$(9,503)	$(3,100)	$(459)

Total Dividends and Distributions	$(934)	$(678)	$(154)	$(74,669)	$(1,068)	$(231)	$(7,366)	$(9,503)	$(3,100)	$(459)

Year Ended October 31, 2006
From net investment income	$(518)	$(462)	$(69)	$(16,647)	$(83)	N/A	$(5,527)	$(2,297)	$(1,423)	$(139)

Total Dividends and Distributions	$(518)	$(462)	$(69)	$(16,647)	$(83)	N/A	$(5,527)	$(2,297)	$(1,423)	$(139)

See accompanying notes.
136

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Mortgage Securities Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$80,180	$80,913
Net realized gain (loss) from investment transactions and foreign currency transactions	(1,062)	(2,472)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	2,431	9,031

Net Increase (Decrease) in Net Assets Resulting from Operations	81,549	87,472

Dividends and Distributions to Shareholders
From net investment income	(81,954)	(86,165)

Total Dividends and Distributions	(81,954)	(86,165)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(59,791)	(180,296)

Total increase (decrease) in net assets	(60,196)	(178,989)

Net Assets
Beginning of period	1,713,165	1,892,154

End of period (including undistributed net investment income as set forth below)	$1,652,969	$1,713,165

Undistributed (overdistributed) net investment income (operating loss)	$(916)	$483

	Class A	Class B	Class C	Institutional

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$9,943	$1,275	$887	$38,648
Reinvested	3,101	2,135	209	71,437
Redeemed	(20,933)	(30,803)	(1,783)	(133,907)

Net Increase (Decrease)	$(7,889)	$(27,393)	$(687)	$(23,822)

Shares:
Sold	946	121	84	3,681
Reinvested	295	203	20	6,801
Redeemed	(1,992)	(2,936)	(170)	(12,726)

Net Increase (Decrease)	(751)	(2,612)	(66)	(2,244)

Year Ended October 31, 2006
Dollars:
Sold	$7,339	$1,234	$2,865	$16,533
Reinvested	3,671	3,110	222	77,077
Redeemed	(33,458)	(40,567)	(1,911)	(216,411)

Net Increase (Decrease)	$(22,448)	$(36,223)	$1,176	$(122,801)

Shares:
Sold	702	118	273	1,584
Reinvested	351	297	21	7,366
Redeemed	(3,202)	(3,882)	(182)	(20,647)

Net Increase (Decrease)	(2,149)	(3,467)	112	(11,697)

Distributions:
Year Ended October 31, 2007
From net investment income	$(4,284)	$(2,739)	$(300)	$(74,631)

Total Dividends and Distributions	$(4,284)	$(2,739)	$(300)	$(74,631)

Year Ended October 31, 2006
From net investment income	$(4,914)	$(3,886)	$(288)	$(77,077)

Total Dividends and Distributions	$(4,914)	$(3,886)	$(288)	$(77,077)

See accompanying notes.

137

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners LargeCap Blend Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$7,752	$7,824
Net realized gain (loss) from investment transactions and foreign currency transactions	92,066	46,847
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currenciesr	48,019	72,208

Net Increase (Decrease) in Net Assets Resulting from Operations	147,837	126,879

Dividends and Distributions to Shareholders
From net investment income	(8,232)	(5,839)
From net realized gain on investments and foreign currency transactions	(47,079)	(34,388)

Total Dividends and Distributions	(55,311)	(40,227)

Capital Share Transactions
Net increase (decrease) in capital share transactions	62,349	52,025
Redemption fees — Class A	1	—
Redemption fees — Class B	1	—

Total increase (decrease) in net assets	154,877	138,677

Net Assets
Beginning of period	946,391	807,714

End of period (including undistributed net investment income as set forth below)	$1,101,268	$946,391

Undistributed (overdistributed) net investment income (operating loss)	$5,536	$6,017

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$8,017	$3,464	$1,191	$14,119	$2,366	$1,336	$52,868	$84,047	$19,862	$7,538
Reinvested	1,860	1,646	121	3,158	1,276	—	6,254	37,814	2,489	634
Redeemed	(17,056)	(8,420)	(490)	(13,713)	(3,733)	(211)	(21,125)	(102,350)	(17,544)	(3,069)

Net Increase (Decrease)	$(7,179)	$(3,310)	$822	$3,564	$(91)	$1,125	$37,997	$19,511	$4,807	$5,103

Shares:
Sold	685	302	100	1,216	204	113	4,647	7,210	1,690	661
Reinvested	167	149	11	281	115	—	573	3,366	223	57
Redeemed	(1,477)	(730)	(41)	(1,170)	(321)	(18)	(1,849)	(8,775)	(1,503)	(261)

Net Increase (Decrease)	(625)	(279)	70	327	(2)	95	3,371	1,801	410	457

Year Ended October 31, 2006
Dollars:
Sold	$9,438	$7,317	$2,361	$12,622	$2,597	N/A	$39,186	$77,429	$5,057	$2,800
Reinvested	1,185	1,285	11	2,267	963	N/A	3,218	28,746	2,060	438
Redeemed	(4,353)	(9,550)	(469)	(13,266)	(3,214)	N/A	(12,051)	(94,126)	(7,754)	(2,170)

Net Increase (Decrease)	$6,270	$(948)	$1,903	$1,623	$346	N/A	$30,353	$12,049	$(637)	$1,068

Shares:
Sold	905	699	225	1,192	246	N/A	3,777	7,267	481	267
Reinvested	115	125	1	218	93	N/A	318	2,764	199	42
Redeemed	(413)	(907)	(44)	(1,249)	(304)	N/A	(1,161)	(8,902)	(734)	(205)

Net Increase (Decrease)	607	(83)	182	161	35	N/A	2,934	1,129	(54)	104

Distributions:
Year Ended October 31, 2007
From net investment income	$(165)	$(92)	$(4)	$(233)	$—	$—	$(466)	$(6,841)	$(353)	$(78)
From net realized gain on investments and foreign currency transactions	(1,695)	(1,554)	(118)	(2,971)	(1,284)	—	(5,791)	(30,974)	(2,136)	(556)

Total Dividends and Distributions	$(1,860)	$(1,646)	$(122)	$(3,204)	$(1,284)	$—	$(6,257)	$(37,815)	$(2,489)	$(634)

Year Ended October 31, 2006
From net investment income	$(87)	$(43)	$—	$(104)	$—	N/A	$(131)	$(5,157)	$(269)	$(48)
From net realized gain on investments and foreign currency transactions	(1,098)	(1,242)	(11)	(2,211)	(969)	N/A	(3,087)	(23,589)	(1,791)	(390)

Total Dividends and Distributions	$(1,185)	$(1,285)	$(11)	$(2,315)	$(969)	N/A	$(3,218)	$(28,746)	$(2,060)	$(438)

See accompanying notes.

138

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners LargeCap Blend Fund I
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$7,347	$1,276
Net realized gain (loss) from investment transactions and foreign currency transactions.	27,971	10,862
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	40,751	16,700

Net Increase (Decrease) in Net Assets Resulting from Operations	76,069	28,838

Dividends and Distributions to Shareholders
From net investment income	(1,893)	(608)
From net realized gain on investments and foreign currency transactions	—	(737)

Total Dividends and Distributions	(1,893)	(1,345)

Capital Share Transactions
Net increase (decrease) in capital share transactions	516,670	95,705
Redemption fees — Class A.	1	—

Total increase (decrease) in net assets	590,847	123,198

Net Assets
Beginning of period	315,472	192,274

End of period (including undistributed net investment income as set forth below)	$906,319	$315,472

Undistributed (overdistributed) net investment income (operating loss)	$6,461	$1,007

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select
Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$1,287	$1,161	$457	$14,310	$1,268	$959	$9,874	$530,391	$3,444	$2,420
Reinvested	6	—	—	97	—	—	20	1,736	23	8
Redeemed	(1,564)	(1,772)	(188)	(23,755)	(6,938)	(29)	(8,196)	(6,044)	(1,304)	(1,001)

Net Increase (Decrease)	$(271)	$(611)	$269	$(9,348)	$(5,670)	$930	$1,698	$526,083	$2,163	$1,427

Shares:
Sold	130	119	45	1,420	128	95	993	53,608	338	241
Reinvested	1	—	—	10	—	—	2	178	2	1
Redeemed	(156)	(179)	(19)	(2,357)	(696)	(3)	(819)	(608)	(128)	(99)

Net Increase (Decrease)	(25)	(60)	26	(927)	(568)	92	176	53,178	212	143

Year Ended October 31, 2006
Dollars:
Sold	$2,836	$2,099	$1,063	$16,791	$1,499	N/A	$15,202	$93,665	$1,103	$587
Reinvested	9	23	1	929	82	N/A	227	—	40	18
Redeemed	(445)	(1,852)	(442)	(22,071)	(7,767)	N/A	(5,949)	(476)	(1,200)	(267)

Net Increase (Decrease)	$2,400	$270	$622	$(4,351)	$(6,186)	N/A	$9,480	$93,189	$(57)	$338

Shares:
Sold	317	236	120	1,883	167	N/A	1,725	10,090	123	66
Reinvested	1	3	—	107	9	N/A	26	—	5	2
Redeemed	(50)	(207)	(50)	(2,484)	(875)	N/A	(674)	(50)	(134)	(30)

Net Increase (Decrease)	268	32	70	(494)	(699)	N/A	1,077	10,040	(6)	38

Distributions:
Year Ended October 31, 2007
From net investment income	$(6)	$—	$—	$(99)	$—	$—	$(21)	$(1,736)	$(23)	$(8)

Total Dividends and Distributions	$(6)	$—	$—	$(99)	$—	$—	$(21)	$(1,736)	$(23)	$(8)

Year Ended October 31, 2006
From net investment income	$(5)	$(9)	$—	$(463)	$—	N/A	$(93)	$—	$(27)	$(11)
From net realized gain on investments and foreign currency transactions	(4)	(14)	(1)	(481)	(83)	N/A	(134)	—	(13)	(7)

Total Dividends and Distributions	$(9)	$(23)	$(1)	$(944)	$(83)	N/A	$(227)	$—	$(40)	$(18)

See accompanying notes.

139

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners LargeCap Growth Fund I
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$2,584	$3,816
Net realized gain (loss) from investment transactions and foreign currency transactions.	83,419	57,172
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	198,841	6,595

Net Increase (Decrease) in Net Assets Resulting from Operations	284,844	67,583

Dividends and Distributions to Shareholders
From net investment income	(5,217)	—
From net realized gain on investments and foreign currency transactions	(54,217)	(36,360)

Total Dividends and Distributions	(59,434)	(36,360)

Capital Share Transactions
Net increase (decrease) in capital share transactions	544,115	120,103
Redemption fees — Class A.	1	—

Total increase (decrease) in net assets	769,526	151,326

Net Assets
Beginning of period	1,106,717	955,391

End of period (including undistributed net investment income as set forth below)	$1,876,243	$1,106,717

Undistributed (overdistributed) net investment income (operating loss)	$1,183	$3,816

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select
Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$5,244	$2,349	$531	$9,682	$1,337	$668	$14,339	$579,235	$10,367	$2,683
Reinvested	1,275	800	42	2,146	604	—	1,827	51,267	1,273	170
Redeemed	(12,217)	(6,034)	(90)	(12,041)	(4,564)	(67)	(7,882)	(88,241)	(9,504)	(1,084)

Net Increase (Decrease)	$(5,698)	$(2,885)	$483	$(213)	$(2,623)	$601	$8,284	$542,261	$2,136	$1,769

Shares:
Sold	609	274	62	1,125	158	76	1,772	67,288	1,184	323
Reinvested	156	101	5	261	74	—	237	6,165	155	21
Redeemed	(1,448)	(729)	(11)	(1,394)	(539)	(7)	(968)	(10,346)	(1,112)	(127)

Net Increase (Decrease)	(683)	(354)	56	(8)	(307)	69	1,041	63,107	227	217

Year Ended October 31, 2006
Dollars:
Sold	$7,977	$4,308	$634	$8,393	$1,536	N/A	$13,981	$168,266	$7,859	$5,463
Reinvested	1,091	862	14	1,815	555	N/A	1,153	29,406	1,132	304
Redeemed	(13,140)	(9,752)	(73)	(11,205)	(3,268)	N/A	(6,017)	(74,374)	(11,102)	(5,715)

Net Increase (Decrease)	$(4,072)	$(4,582)	$575	$(997)	$(1,177)	N/A	$9,117	$123,298	$(2,111)	$52

Shares:
Sold	982	542	77	1,038	191	N/A	1,837	20,661	954	684
Reinvested	132	107	2	218	67	N/A	147	3,526	137	37
Redeemed	(1,639)	(1,243)	(9)	(1,388)	(408)	N/A	(791)	(9,069)	(1,392)	(697)

Net Increase (Decrease)	(525)	(594)	70	(132)	(150)	N/A	1,193	15,118	(301)	24

Distributions:
Year Ended October 31, 2007
From net investment income	$—	$—	$—	$—	$—	$—	$—	$(5,157)	$(56)	$(4)
From net realized gain on investments and foreign currency transactions	(1,275)	(800)	(42)	(2,171)	(607)	—	(1,828)	(46,110)	(1,218)	(166)

Total Dividends and Distributions	$(1,275)	$(800)	$(42)	$(2,171)	$(607)	$—	- $(1,828)	$(51,267)	$(1,274)	$(170)

Year Ended October 31, 2006
From net realized gain on investments and foreign currency transactions	$(1,091)	$(862)	$(15)	$(1,839)	$(558)	N/A	$(1,154)	$(29,406)	$(1,132)	$(304)

Total Dividends and Distributions	$(1,091)	$(862)	$(15)	$(1,839)	$(558)	N/A	$(1,154)	$(29,406)	$(1,132)	$(304)

See accompanying notes.

140

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners LargeCap Value Fund II
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$958	$518
Net realized gain (loss) from investment transactions and foreign currency transactions	98,710	57,216
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	43,200	31,537

Net Increase (Decrease) in Net Assets Resulting from Operations	142,868	89,271

Dividends and Distributions to Shareholders
From net investment income	(814)	(690)
From net realized gain on investments and foreign currency transactions	(57,319)	(8,924)

Total Dividends and Distributions	(58,133)	(9,614)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(68,603)	(25,585)

Total increase (decrease) in net assets	16,132	54,072

Net Assets
Beginning of period	838,662	784,590

End of period (including undistributed net investment income as set forth below)	$854,794	$838,662

Undistributed (overdistributed) net investment income (operating loss)	$—	$336

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$1,648	$1,238	$1,137	$705	$384	$5,661	$173,492	$8,670	$3,342
Issued in acquisitions	1,541	1,962	348	—	—	10,790	117,492	18	18
Reinvested	691	1,041	35	50	—	1,216	52,155	1,462	1,483
Redeemed	(3,446)	(4,129)	(347)	(233)	(17)	(4,625)	(433,059)	(5,356)	(3,970)

Net Increase (Decrease)	$434	$112	$1,173	$522	$367	$13,042	$(89,920)	$4,794	$873

Shares:
Sold	191	146	124	79	44	674	19,708	963	390
Issued in acquisitions	186	239	41	—	—	1,348	13,671	2	2
Reinvested	85	129	4	6	—	155	6,173	176	180
Redeemed	(408)	(481)	(40)	(27)	(2)	(560)	(50,179)	(601)	(449)

Net Increase (Decrease)	54	33	129	58	42	1,617	(10,627)	540	123

Year Ended October 31, 2006
Dollars:
Sold	$1,973	$2,201	$464	$501	N/A	$4,416	$155,574	$4,810	$6,198
Reinvested	95	163	2	2	N/A	126	8,765	228	233
Redeemed	(2,943)	(4,517)	(235)	(84)	N/A	(2,400)	(186,218)	(9,484)	(5,455)

Net Increase (Decrease)	$(875)	$(2,153)	$231	$419	N/A	$2,142	$(21,879)	$(4,446)	$976

Shares:
Sold	238	270	55	59	N/A	549	18,300	574	766
Reinvested	11	20	—	—	N/A	16	1,022	27	28
Redeemed	(354)	(552)	(28)	(10)	N/A	(302)	(21,638)	(1,156)	(650)

Net Increase (Decrease)	(105)	(262)	27	49	N/A	263	(2,316)	(555)	144

Distributions:
Year Ended October 31, 2007
From net investment income	$—	$—	$—	$—	$—	$—	$(814)	$—	$—
From net realized gain on investments and foreign currency transactions	(691)	(1,041)	(35)	(50)	—	(1,216)	(51,341)	(1,462)	(1,483)

Total Dividends and Distributions	$(691)	$(1,041)	$(35)	$(50)	$—	$(1,216)	$(52,155)	$(1,462)	$(1,483)

Year Ended October 31, 2006
From net investment income	$—	$—	$—	$—	N/A	$—	$(690)	$—	$—
From net realized gain on investments and foreign currency transactions	(95)	(163)	(2)	(2)	N/A	(126)	(8,075)	(228)	(233)

Total Dividends and Distributions	$(95)	$(163)	$(2)	$(2)	N/A	$(126)	$(8,765)	$(228)	$(233)

See accompanying notes.	141

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

	Partners Large Cap Value
Amounts in thousands	Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$45,996	$34,172
Net realized gain (loss) from investment transactions and foreign currency transactions	161,956	113,938
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(4,733)	256,647

Net Increase (Decrease) in Net Assets Resulting from Operations	203,219	404,757

Dividends and Distributions to Shareholders
From net investment income	(38,660)	(22,752)
From net realized gain on investments and foreign currency transactions	(114,675)	(66,098)

Total Dividends and Distributions	(153,335)	(88,850)

Capital Share Transactions
Net increase (decrease) in capital share transactions	199,426	491,757
Redemption fees — Class A	2	—

Total increase (decrease) in net assets	249,312	807,664
Net Assets
Beginning of period	2,541,401	1,733,737

End of period (including undistributed net investment income as set forth below)	$2,790,713	$2,541,401

Undistributed (overdistributed) net investment income (operating loss)	$35,816	$28,480

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$61,892	$11,120	$4,721	$13,727	$2,651	$1,512	$41,792	$343,775	$37,728	$24,414
Reinvested	5,144	3,444	315	3,528	1,119	—	5,999	124,170	6,955	2,580
Redeemed	(23,675)	(13,930)	(2,309)	(14,351)	(4,322)	(135)	(22,355)	(377,955)	(27,591)	(10,537)

Net Increase (Decrease)	$43,361	$634	$2,727	$2,904	$(552)	$1,377	$25,436	$89,990	$17,092	$16,457
	-
Shares:
Sold	3,845	713	301	872	168	95	2,676	21,773	2,373	1,536
Reinvested	330	228	21	230	73	—	397	8,086	454	169
Redeemed	(1,453)	(895)	(146)	(907)	(273)	(9)	(1,432)	(24,218)	(1,744)	(668)

Net Increase (Decrease)	2,722	46	176	195	(32)	86	1,641	5,641	1,083	1,037
	-
Year Ended October 31, 2006
Dollars:
Sold	$31,431	$14,413	$6,274	$12,499	$2,303	N/A	$32,194	$447,788	$50,591	$17,577
Reinvested	2,640	1,954	59	2,354	749	N/A	3,132	72,997	3,738	1,153
Redeemed	(10,242)	(5,556)	(1,374)	(12,476)	(3,345)	N/A	(12,424)	(144,659)	(17,393)	(4,620)

Net Increase (Decrease)	$23,829	$10,811	$4,959	$2,377	$(293)	N/A	$22,902	$376,126	$36,936	$14,110

Shares:
Sold	2,172	1,006	445	879	163	N/A	2,274	31,259	3,475	1,235
Reinvested	191	145	5	173	55	N/A	233	5,369	275	85
Redeemed	(705)	(398)	(97)	(874)	(236)	N/A	(883)	(9,904)	(1,221)	(327)

Net Increase (Decrease)	1,658	753	353	178	(18)	N/A	1,624	26,724	2,529	993
	-

Distributions:
Year Ended October 31, 2007
From net investment income	$(985)	$(552)	$(44)	$(631)	$(65)	$—	$(1,026)	$(33,163)	$(1,636)	$(558)
From net realized gain on investments and foreign currency transactions	(4,160)	(2,892)	(271)	(2,966)	(1,063)	—	(4,975)	(91,007)	(5,319)	(2,022)

Total Dividends and Distributions	$(5,145)	$(3,444)	$(315)	$(3,597)	$(1,128)	$—	$(6,001)	$(124,170)	$(6,955)	$(2,580)
	-
Year Ended October 31, 2006
From net investment income	$(471)	$(280)	$(7)	$(376)	$—	N/A	$(459)	$(20,053)	$(863)	$(243)
From net realized gain on investments and foreign currency transactions	(2,169)	(1,674)	(52)	(2,044)	(757)	N/A	(2,673)	(52,944)	(2,875)	(910)

Total Dividends and Distributions	$(2,640)	$(1,954)	$(59)	$(2,420)	$(757)	N/A	$(3,132)	$(72,997)	$(3,738)	$(1,153)
	-

See accompanying notes.	142

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners MidCap Growth Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(3,474)	$(1,974)
Net realized gain (loss) from investment transactions and foreign currency transactions	53,603	21,376
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	110,075	13,549

Net Increase (Decrease) in Net Assets Resulting from Operations	160,204	32,951

Dividends and Distributions to Shareholders
From net realized gain on investments and foreign currency transactions	(14,443)	(3,001)

Total Dividends and Distributions	(14,443)	(3,001)

Capital Share Transactions
Net increase (decrease) in capital share transactions	102,385	75,536
Redemption fees—Class A	1	—

Total increase (decrease) in net assets	248,147	105,486

Net Assets
Beginning of period	477,117	371,631

End of period (including undistributed net investment income as set forth below)	$725,264	$477,117

Undistributed (over distributed) net investment income (operating loss)	$—	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$7,980	$4,050	$416	$10,453	$2,219	$980	$7,977	$162,050	$10,091	$9,110
Reinvested	830	354	17	809	308	—	858	9,967	775	509
Redeemed	(12,532)	(4,408)	(250)	(7,614)	(2,752)	(23)	(5,947)	(65,325)	(23,121)	(5,396)

Net Increase (Decrease)	$(3,722)	$(4)	$183	$3,648	$(225)	$957	$2,888	$106,692	$(12,255)	$4,223

Shares:
Sold	746	384	40	988	209	91	779	15,532	908	855
Reinvested	83	37	2	83	32	—	93	1,017	77	51
Redeemed	(1,186)	(425)	(25)	(738)	(269)	(2)	(604)	(6,510)	(2,111)	(516)

Net Increase (Decrease)	(357)	(4)	17	333	(28)	89	268	10,039	(1,126)	390

Year Ended October 31, 2006
Dollars:
Sold	$16,511	$4,629	$516	$7,415	$1,334	N/A	$10,347	$87,124	$20,715	$22,691
Reinvested	130	75	2	192	79	N/A	182	2,116	171	50
Redeemed	(5,437)	(3,373)	(147)	(7,154)	(2,044)	N/A	(6,050)	(64,032)	(5,366)	(5,140)

Net Increase (Decrease)	$11,204	$1,331	$371	$453	$(631)	N/A	$4,479	$25,208	$15,520	$17,601

Shares:
Sold	1,656	472	54	763	140	N/A	1,113	9,050	2,114	2,319
Reinvested	13	8	—	20	8	N/A	20	224	18	5
Redeemed	(563)	(355)	(16)	(752)	(217)	N/A	(667)	(6,655)	(550)	(525)

Net Increase (Decrease)	1,106	125	38	31	(69)	N/A	466	2,619	1,582	1,799

Distributions:
Year Ended October 31, 2007
From net realized gain on investments and foreign currency transactions	$(830)	$(354)	$(17)	$(822)	$(311)	$—	$(858)	$(9,967)	$(775)	$(509)

Total Dividends and Distributions	$(830)	$(354)	$(17)	$(822)	$(311)	$—	$(858)	$(9,967)	$(775)	$(509)

Year Ended October 31, 2006
From net realized gain on investments and foreign currency transactions	$(130)	$(75)	$(2)	$(196)	$(80)	N/A	$(182)	$(2,115)	$(171)	$(50)

Total Dividends and Distributions	$(130)	$(75)	$(2)	$(196)	$(80)	N/A	$(182)	$(2,115)	$(171)	$(50)

See accompanying notes.

143

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners MidCap Growth Fund I
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(2)	$(7)
Net realized gain (loss) from investment transactions and foreign currency transactions	35,378	31,487
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	11,344	2,499

Net Increase (Decrease) in Net Assets Resulting from Operations	46,720	33,979

Dividends and Distributions to Shareholders
From net realized gain on investments and foreign currency transactions	(31,579)	(15,486)

Total Dividends and Distributions	(31,579)	(15,486)

Capital Share Transactions
Net increase (decrease) in capital share transactions	59,194	(14,591)

Total increase (decrease) in net assets	74,335	3,902

Net Assets
Beginning of period	257,806	253,904

End of period (including undistributed net investment income asset forth below)	$332,141	$257,806

Undistributed (over distributed) net investment income (operating loss)	$46	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$2,899	$2,434	$876	$3,213	$320	$44,338	$3,789	$2,733
Reinvested	341	204	29	235	—	30,489	148	132
Redeemed	(2,461)	(836)	(79)	(1,773)	(5)	(27,031)	(380)	(421)

Net Increase (Decrease)	$779	$1,802	$826	$1,675	$315	$47,796	$3,557	$2,444

Shares:
Sold	230	197	70	259	26	3,492	288	212
Reinvested	29	18	3	20	—	2,577	12	11
Redeemed	(210)	(68)	(6)	(142)	(1)	(2,179)	(30)	(33)

Net Increase (Decrease)	49	147	67	137	25	3,890	270	190

Year Ended October 31, 2006
Dollars:
Sold	$2,689	$1,369	$155	$1,966	N/A	$12,053	$1,918	$1,084
Reinvested	103	32	7	26	N/A	15,222	73	18
Redeemed	(1,511)	(256)	(68)	(679)	N/A	(46,656)	(1,750)	(386)

Net Increase (Decrease)	$1,281	$1,145	$94	$1,313	N/A	$(19,381)	$241	$716

Shares:
Sold	219	111	12	158	N/A	965	153	88
Reinvested	9	3	1	2	N/A	1,259	6	2
Redeemed	(124)	(21)	(6)	(55)	N/A	(3,801)	(143)	(32)

Net Increase (Decrease)	104	93	7	105	N/A	(1,577)	16	58

Distributions:
Year Ended October 31, 2007
From net realized gain on investments and foreign currency transactions	$(341)	$(204)	$(30)	$(235)	$—	$(30,489)	$(148)	$(132)

Total Dividends and Distributions	$(341)	$(204)	$(30)	$(235)	$—	$(30,489)	$(148)	$(132)

Year Ended October 31, 2006
From net realized gain on investments and foreign currency transactions	$(104)	$(33)	$(8)	$(27)	N/A	$(15,221)	$(74)	$(19)

Total Dividends and Distributions	$(104)	$(33)	$(8)	$(27)	N/A	$(15,221)	$(74)	$(19)

See accompanying notes.

144

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners MidCap Value Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$4,920	$3,420
Net realized gain (loss) from investment transactions and foreign currency transactions	69,564	54,080
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(15,888)	29,645
Net Increase (Decrease) in Net Assets Resulting from Operations	58,596	87,145

Dividends and Distributions to Shareholders
From net investment income	(4,130)	(1,260)
From net realized gain on investments and foreign currency transactions	(54,948)	(48,436)

Total Dividends and Distributions	(59,078)	(49,696)

Capital Share Transactions
Net increase (decrease) in capital share transactions	49,804	94,301
Redemption fees—Class J	1	—

Total increase (decrease) in net assets	49,323	131,750

Net Assets
Beginning of period	670,627	538,877

End of period (including undistributed net investment income asset forth below)	$719,950	$670,627

Undistributed (over distributed) net investment income (operating loss)	$3,218	$2,437

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$10,158	$4,364	$1,120	$7,167	$1,109	$1,443	$15,676	$91,486	$17,204	$10,219
Reinvested	2,624	2,005	112	779	112	—	8,158	41,525	2,069	1,668
Redeemed	(9,027)	(6,140)	(619)	(4,871)	(424)	(123)	(19,997)	(108,891)	(14,044)	(5,058)

Net Increase (Decrease)	$3,755	$229	$613	$3,075	$797	$1,320	$3,837	$24,120	$5,229	$6,829

Shares:
Sold	643	283	69	449	70	91	1,024	5,758	1,060	647
Reinvested	171	134	7	50	7	—	554	2,660	134	109
Redeemed	(569)	(399)	(39)	(306)	(27)	(8)	(1,317)	(6,799)	(874)	(321)

Net Increase (Decrease)	245	18	37	193	50	83	261	1,619	320	435

Year Ended October 31, 2006
Dollars:
Sold	$14,272	$6,790	$1,296	$8,084	$1,023	N/A	$23,345	$78,586	$8,560	$5,274
Reinvested	1,835	1,758	19	247	55	N/A	7,124	35,791	1,797	1,027
Redeemed	(5,412)	(4,998)	(149)	(1,657)	(240)	N/A	(15,251)	(64,447)	(8,619)	(1,809)

Net Increase (Decrease)	$10,695	$3,550	$1,166	$6,674	$838	N/A	$15,218	$49,930	$1,738	$4,492

Shares:
Sold	946	464	86	530	67	N/A	1,607	5,107	565	353
Reinvested	125	123	1	17	4	N/A	503	2,408	122	70
Redeemed	(358)	(339)	(10)	(111)	(16)	N/A	(1,051)	(4,223)	(571)	(121)

Net Increase (Decrease)	713	248	77	436	55	N/A	1,059	3,292	116	302

Distributions:
Year Ended October 31, 2007
From net investment income	$(55)	$—	$—	$—	$—	$—	$—	$(3,873)	$(126)	$(76)
From net realized gain on investments and foreign currency transactions	(2,569)	(2,005)	(112)	(795)	(112)	—	(8,166)	(37,654)	(1,943)	(1,592)

Total Dividends and Distributions	$(2,624)	$(2,005)	$(112)	$(795)	$(112)	$—	$(8,166)	$(41,527)	$(2,069)	$(1,668)

Year Ended October 31, 2006
From net investment income	$—	$—	$—	$—	$—	N/A	$—	$(1,251)	$(9)	$—
From net realized gain on investments and foreign currency transactions	(1,835)	(1,758)	(20)	(268)	(56)	N/A	(7,141)	(34,542)	(1,788)	(1,028)

Total Dividends and Distributions	$(1,835)	$(1,758)	$(20)	$(268)	$(56)	N/A	$(7,141)	$(35,793)	$(1,797)	$(1,028)

See accompanying notes.

145

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners SmallCap Growth Fund II
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(4,435)	$(4,281)
Net realized gain (loss) from investment transactions and foreign currency transactions	42,821	47,415
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	66,518	14,201

Net Increase (Decrease) in Net Assets Resulting from Operations	104,904	57,335

Dividends and Distributions to Shareholders
From net realized gain on investments and foreign currency transactions	(46,563)	(25,317)

Total Dividends and Distributions	(46,563)	(25,317)

Capital Share Transactions
Net increase (decrease) in capital share transactions	29,916	146,215
Redemption fees — Class A	1	—

Total increase (decrease) in net assets	88,258	178,233

Net Assets
Beginning of period	629,530	451,297

End of period (including undistributed net investment income as set forth below)	$717,788	$629,530

Undistributed (overdistributed) net investment income (operating loss)	$—	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$4,814	$3,510	$1,247	$4,641	$817	$496	$9,711	$46,586	$15,972	$6,000
Reinvested	1,172	1,037	68	1,214	556	—	1,535	38,429	2,125	413
Redeemed	(4,739)	(3,528)	(254)	(4,103)	(1,471)	(17)	(4,194)	(79,978)	(9,206)	(2,937)

Net Increase (Decrease)	$1,247	$1,019	$1,061	$1,752	$(98)	$479	$7,052	$5,037	$8,891	$3,476

Shares:
Sold	521	384	130	490	88	52	1,126	4,783	1,709	649
Reinvested	132	119	7	133	62	—	184	4,163	234	46
Redeemed	(517)	(390)	(27)	(436)	(158)	(2)	(483)	(8,379)	(986)	(311)

Net Increase (Decrease)	136	113	110	187	(8)	50	827	567	957	384

Year Ended October 31, 2006
Dollars:
Sold	$7,382	$4,669	$945	$5,219	$999	N/A	$10,216	$135,464	$21,938	$6,504
Reinvested	592	583	14	713	360	N/A	598	21,184	1,098	163
Redeemed	(4,427)	(3,074)	(263)	(3,654)	(1,045)	N/A	(2,539)	(47,951)	(6,491)	(2,982)

Net Increase (Decrease)	$3,547	$2,178	$696	$2,278	$314	N/A	$8,275	$108,697	$16,545	$3,685

Shares:
Sold	800	518	101	557	107	N/A	1,190	14,117	2,341	691
Reinvested	67	67	2	79	40	N/A	72	2,338	123	18
Redeemed	(497)	(346)	(27)	(394)	(113)	N/A	(300)	(5,168)	(709)	(322)

Net Increase (Decrease)	370	239	76	242	34	N/A	962	11,287	1,755	387

Distributions:
Year Ended October 31, 2007
From net realized gain on investments and foreign currency transactions	$(1,172)	$(1,038)	$(68)	$(1,223)	$(560)	$—	$(1,535)	$(38,429)	$(2,125)	$(413)

Total Dividends and Distributions	$(1,172)	$(1,038)	$(68)	$(1,223)	$(560)	$—	$(1,535)	$(38,429)	$(2,125)	$(413)

Year Ended October 31, 2006
From net realized gain on investments and foreign currency transactions	$(592)	$(583)	$(15)	$(720)	$(363)	N/A	$(598)	$(21,184)	$(1,099)	$(163)

Total Dividends and Distributions	$(592)	$(583)	$(15)	$(720)	$(363)	N/A	$(598)	$(21,184)	$(1,099)	$(163)

See accompanying notes.

146

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Preferred Securities Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$38,376	$28,254
Net realized gain (loss) from investment transactions and foreign currency transactions	(4,555)	(661)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(36,953)	8,161

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,132)	35,754

Dividends and Distributions to Shareholders
From net investment income	(41,009)	(26,080)

Total Dividends and Distributions	(41,009)	(26,080)

Capital Share Transactions
Net increase (decrease) in capital share transactions	275,706	246,587
Redemption fees — Class A	2	—

Total increase (decrease) in net assets	231,567	256,261

Net Assets
Beginning of period	613,388	357,127

End of period (including undistributed net investment income as set forth below)	$844,955	$613,388

Undistributed (overdistributed) net investment income (operating loss)	$721	$3,577

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$1,721	$724	$540	$82,586	$22,941	$7,092	$226,802	$861	$312
Reinvested	69	17	20	1,374	174	1,359	37,180	16	7
Redeemed	(442)	(53)	(156)	(7,846)	(624)	(6,185)	(92,395)	(307)	(81)

Net Increase (Decrease)	$1,348	$688	$404	$76,114	$22,491	$2,266	$171,587	$570	$238

Shares:
Sold	165	69	51	8,027	2,196	676	21,659	82	30
Reinvested	7	2	2	134	17	132	3,572	1	—
Redeemed	(43)	(5)	(15)	(762)	(61)	(597)	(8,603)	(29)	(8)

Net Increase (Decrease)	129	66	38	7,399	2,152	211	16,628	54	22

Year Ended October 31, 2006
Dollars:
Sold	$681	$6	$225	$6,417	N/A	$6,335	$243,828	$22	$—
Reinvested	22	—	6	220	N/A	1,031	24,756	—	—
Redeemed	(69)	—	(66)	(1,814)	N/A	(6,859)	(28,154)	—	—

Net Increase (Decrease)	$634	$6	$165	$4,823	N/A	$507	$240,430	$22	$—

Shares:
Sold	65	1	21	606	N/A	606	23,128	2	—
Reinvested	2	—	1	21	N/A	99	2,364	—	—
Redeemed	(7)	—	(6)	(172)	N/A	(657)	(2,660)	—	—

Net Increase (Decrease)	60	1	16	455	N/A	48	22,832	2	—

Distributions:
Year Ended October 31, 2007
From net investment income	$(69)	$(17)	$(21)	$(1,856)	$(430)	$(1,373)	$(37,220)	$(16)	$(7)

Total Dividends and Distributions	$(69)	$(17)	$(21)	$(1,856)	$(430)	$(1,373)	$(37,220)	$(16)	$(7)

Year Ended October 31, 2006
From net investment income	$(22)	$(1)	$(6)	$(249)	N/A	$(1,044)	$(24,756)	$(1)	$(1)

Total Dividends and Distributions	$(22)	$(1)	$(6)	$(249)	N/A	$(1,044)	$(24,756)	$(1)	$(1)

See accompanying notes.

147

Statement of Changes in Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Real Estate Securities Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$14,849	$9,493
Net realized gain (loss) from investment transactions and foreign currency transactions	374,205	103,640
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(443,197)	237,994

Net Increase (Decrease) in Net Assets Resulting from Operations	(54,143)	351,127

Dividends and Distributions to Shareholders
From net investment income	(11,143)	(10,656)
From net realized gain on investments and foreign currency transactions	(103,352)	(24,082)

Total Dividends and Distributions	(114,495)	(34,738)

Capital Share Transactions
Net increase (decrease) in capital share transactions	425,711	284,730
Redemption fees — Class A	4	—
Redemption fees — Class J	2	3

Total increase (decrease) in net assets	257,079	601,122

Net Assets
Beginning of period	1,371,427	770,305

End of period (including undistributed net investment income as set forth below)	$1,628,506	$1,371,427

Undistributed (overdistributed) net investment income (operating loss)	$3,706	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select
Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$17,710	$7,715	$2,793	$43,320	$6,040	$6,216	$50,686	$276,513	$37,067	$9,892
Issued in acquisitions	—	—	—	36,102	13,838	6,490	—	444,876	—	—
Reinvested	4,569	2,870	235	9,758	2,174	—	18,489	65,850	8,622	1,545
Redeemed	(31,514)	(19,347)	(1,716)	(72,518)	(15,736)	(3,976)	(79,715)	(351,903)	(61,315)	(9,919)

Net Increase (Decrease)	$(9,235)	$(8,762)	$1,312	$16,662	$6,316	$8,730	$(10,540)	$435,336	$(15,626)	$1,518

Shares:
Sold	668	289	108	1,623	226	240	1,946	10,735	1,402	369
Issued in acquisitions	—	—	—	1,338	513	241	—	16,501	—	—
Reinvested	174	110	9	367	82	—	705	2,487	330	59
Redeemed	(1,265)	(780)	(68)	(2,895)	(626)	(160)	(3,195)	(13,185)	(2,467)	(400)

Net Increase (Decrease)	(423)	(381)	49	433	195	321	(544)	16,538	(735)	28

Year Ended October 31, 2006
Dollars:
Sold	$23,630	$13,560	$2,329	$30,605	$4,079	N/A	$59,285	$257,857	$36,195	$9,493
Reinvested	1,288	714	30	3,169	746	N/A	5,865	19,868	2,519	387
Redeemed	(12,220)	(5,567)	(371)	(19,877)	(6,207)	N/A	(37,105)	(87,612)	(14,389)	(3,541)

Net Increase (Decrease)	$12,698	$8,707	$1,988	$13,897	$(1,382)	N/A	$28,045	$190,113	$24,325	$6,339

Shares:
Sold	1,006	579	101	1,291	174	N/A	2,533	10,888	1,536	410
Reinvested	61	34	1	149	35	N/A	279	917	119	18
Redeemed	(535)	(252)	(16)	(848)	(266)	N/A	(1,600)	(3,737)	(626)	(158)

Net Increase (Decrease)	532	361	86	592	(57)	N/A	1,212	8,068	1,029	270

Distributions:
Year Ended October 31, 2007
From net investment income	$(216)	$(101)	$(7)	$(599)	$(48)	$—	$(740)	$(8,638)	$(684)	$(110)
From net realized gain on investments and foreign currency transactions	(4,353)	(2,769)	(228)	(9,465)	(2,187)	—	(17,757)	(57,220)	(7,938)	(1,435)

Total Dividends and Distributions	$(4,569)	$(2,870)	$(235)	$(10,064)	$(2,235)	$—	$(18,497)	$(65,858)	$(8,622)	$(1,545)

Year Ended October 31, 2006
From net investment income	$(336)	$(165)	$(8)	$(795)	$(84)	N/A	$(1,292)	$(7,079)	$(784)	$(113)
From net realized gain on investments and foreign currency transactions	(952)	(549)	(22)	(2,491)	(690)	N/A	(4,579)	(12,790)	(1,735)	(274)

Total Dividends and Distributions	$(1,288)	$(714)	$(30)	$(3,286)	$(774)	N/A	$(5,871)	$(19,869)	$(2,519)	$(387)

See accompanying notes.

148

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Short-Term Bond Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$11,957	$8,103
Net realized gain (loss) from investment transactions and foreign currency transactions	(1,093)	(844)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(2,110)	1,126

Net Increase (Decrease) in Net Assets Resulting from Operations	8,754	8,385

Dividends and Distributions to Shareholders
From net investment income	(12,646)	(9,060)

Total Dividends and Distributions	(12,646)	(9,060)

Capital Share Transactions
Net increase (decrease) in capital share transactions	80,112	30,334
Redemption fees — Class A	1	—
Redemption fees — Class J	1	—

Total increase (decrease) in net assets	76,222	29,659

Net Assets
Beginning of period	219,309	189,650

End of period (including undistributed net investment income as set forth below)	$295,531	$219,309

Undistributed (overdistributed) net investment income (operating loss)	$(494)	$(394)

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$19,845	$17,878	$112	$17,773	$1,984	$20,749	$65,106	$12,631	$8,095
Reinvested	252	137	4	4,287	24	2,733	4,631	186	93
Redeemed	(1,085)	(18,042)	(30)	(25,317)	(408)	(13,758)	(15,834)	(15,215)	(6,719)

Net Increase (Decrease)	$19,012	$(27)	$86	$(3,257)	$1,600	$9,724	$53,903	$(2,398)	$1,469

Shares:
Sold	1,998	1,819	11	1,795	201	2,092	6,577	1,277	822
Reinvested	25	14	1	434	2	276	469	19	10
Redeemed	(110)	(1,832)	(3)	(2,558)	(41)	(1,389)	(1,599)	(1,536)	(683)

Net Increase (Decrease)	1,913	1	9	(329)	162	979	5,447	(240)	149

Year Ended October 31, 2006
Dollars:
Sold	$354	$15	$63	$22,634	N/A	$17,051	$57,188	$1,963	$194
Reinvested	90	3	2	4,391	N/A	2,026	1,866	286	37
Redeemed	(169)	(72)	(3)	(55,097)	N/A	(10,800)	(9,127)	(2,441)	(120)

Net Increase (Decrease)	$275	$(54)	$62	$(28,072)	N/A	$8,277	$49,927	$(192)	$111

Shares:
Sold	35	2	6	2,276	N/A	1,716	5,763	198	20
Reinvested	9	—	—	443	N/A	204	188	29	4
Redeemed	(17)	(7)	—	(5,542)	N/A	(1,087)	(920)	(246)	(12)

Net Increase (Decrease)	27	(5)	6	(2,823)	N/A	833	5,031	(19)	12

Distributions:
Year Ended October 31, 2007
From net investment Income	$(253)	$(137)	$(5)	$(4,550)	$(26)	$(2,755)	$(4,641)	$(186)	$(93)

Total Dividends and Distributions	$(253)	$(137)	$(5)	$(4,550)	$(26)	$(2,755)	$(4,641)	$(186)	$(93)

Year Ended October 31, 2006
From net investment Income	$(89)	$(3)	$(2)	$(4,727)	N/A	$(2,044)	$(1,872)	$(286)	$(37)

Total Dividends and Distributions	$(89)	$(3)	$(2)	$(4,727)	N/A	$(2,044)	$(1,872)	$(286)	$(37)

See accompanying notes.

149

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Short-Term Income Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$9,855	$9,587
Net realized gain (loss) from investment transactions and foreign currency transactions	(354)	48
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	548	579

Net Increase (Decrease) in Net Assets Resulting from Operations	10,049	10,214

Dividends and Distributions to Shareholders
From net investment income	(9,926)	(9,832)

Total Dividends and Distributions	(9,926)	(9,832)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(27,364)	(31,988)
Redemption fees — Class A	1	—

Total increase (decrease) in net assets	(27,240)	(31,606)

Net Assets
Beginning of period	237,382	268,988

End of period (including undistributed net investment income as set forth below)	$210,142	$237,382

Undistributed (overdistributed) net investment income (operating loss)	$75	$51

	Class A	Class B(A)	Class C	Institutional

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$32,786	$3,928	$811	$5,311
Reinvested	1,290	70	162	7,650
Redeemed	(29,504)	(20,437)	(3,007)	(26,424)

Net Increase (Decrease)	$4,572	$(16,439)	$(2,034)	$(13,463)

Shares:
Sold	2,826	338	70	458
Reinvested	109	6	14	659
Redeemed	(2,543)	(1,760)	(259)	(2,277)

Net Increase (Decrease)	392	(1,416)	(175)	(1,160)

Year Ended October 31, 2006
Dollars:
Sold	$16,297	$2,714	$1,249	$5,276
Reinvested	958	447	211	7,755
Redeemed	(21,544)	(10,380)	(7,968)	(27,003)

Net Increase (Decrease)	$(4,289)	$(7,219)	$(6,508)	$(13,972)

Shares:
Sold	7,072	1,177	541	2,282
Reinvested	416	194	91	3,360
Redeemed	(9,331)	(4,498)	(3,446)	(11,710)

Net Increase (Decrease)	(1,843)	(3,127)	(2,814)	(6,068)

Distributions:
Year Ended October 31, 2007
From net realized gain on investments and foreign currency transactions	$(1,645)	$(97)	$(195)	$(7,989)

Total Dividends and Distributions	$(1,645)	$(97)	$(195)	$(7,989)

Year Ended October 31, 2006
From net realized gain on investments and foreign currency transactions	$(1,242)	$(577)	$(258)	$(7,755)

Total Dividends and Distributions	$(1,242)	$(577)	$(258)	$(7,755)

(A)	Class B shares discontinued operations and converted to Class A shares on January 4, 2007.
See accompanying notes.

150

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SmallCap Blend Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(716)	$(447)
Net realized gain (loss) from investment transactions and foreign currency transactions	28,909	29,324
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	12,799	13,013

Net Increase (Decrease) in Net Assets Resulting from Operations	40,992	41,890

Dividends and Distributions to Shareholders
From net realized gain on investments and foreign currency transactions	(27,355)	(16,850)

Total Dividends and Distributions	(27,355)	(16,850)

Capital Share Transactions
Net increase (decrease) in capital share transactions	6,269	33,367
Redemption fees — Class A	15	—
Redemption fees — Class J	—	1

Total increase (decrease) in net assets	19,921	58,408

Net Assets
Beginning of period	334,049	275,641

End of period (including undistributed net investment income as set forth below)	$353,970	$334,049

Undistributed (overdistributed) net investment income (operating loss)	$—	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$406	$232	$229	$16,639	$1,900	$1,709	$19,852	$—	$1,532	$1,058
Reinvested		162	204	168,779	1,955	—	12,264	3,161	608	118
Redeemed	(1,009)	(398)	(29)	(21,734)	(6,936)	(167)	(24,949)	(2,190)	(6,574)	(569)

Net Increase (Decrease)	$(441)	$38	$216	$3,684	$(3,081)	$1,542	$7,167	$971	$(4,434)	$607

Shares:
Sold	23	14	13	959	112	98	1,191	—	86	61
Reinvested	10	12	1	528	119	—	767	188	36	7
Redeemed	(58)	(23)	(2)	(1,250)	(407)	(10)	(1,494)	(121)	(385)	(33)

Net Increase (Decrease)	(25)	3	12	237	(176)	88	464	67	(263)	35

Year Ended October 31, 2006
Dollars:
Sold	$2,190	$811	$231	$16,013	$2,607	N/A	$36,851	$3,299	$2,140	$2,390
Reinvested	40	123	1	5,700	1,481	N/A	7,072	2,029	333	1
Redeemed	(751)	(668)	(58)	(17,710)	(6,660)	N/A	(21,181)	(194)	(1,701)	(1,022)

Net Increase (Decrease)	$1,479	$266	$174	$4,003	$(2,572)	N/A	$22,742	$5,134	$772	$1,369

Shares:
Sold	133	49	14	965	154	N/A	2,295	200	126	143
Reinvested	3	8	—	354	93	N/A	456	126	20	—
Redeemed	(46)	(42)	(4)	(1,069)	(406)	N/A	(1,327)	(11)	(101)	(61)

Net Increase (Decrease)	90	15	10	250	(159)	N/A	1,424	315	45	82

Distributions:
Year Ended October 31, 2007
From net realized gain on investments and foreign currency transactions	$(162)	$(204)	$(16)	$(8,840)	$(1,981)	$—	$(12,264)	$(3,161)	$(608)	$(119)

Total Dividends and Distributions	$(162)	$(204)	$(16)	$(8,840)	$(1,981)	$—	$(12,264)	$(3,161)	$(608)	$(119)

Year Ended October 31, 2006
From net realized gain on investments and foreign currency transactions	$(40)	$(123)	$(1)	$(5,746)	$(1,503)	N/A	$(7,073)	$(2,029)	$(333)	$(2)

Total Dividends and Distributions	$(40)	$(123)	$(1)	$(5,746)	$(1,503)	N/A	$(7,073)	$(2,029)	$(333)	$(2)

See accompanying notes.

151

Statement Of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SmallCap Growth Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(1,297)	$(306)
Net realized gain (loss) from investment transactions and foreign currency transactions	55,176	2,861
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	10,559	1,967

Net Increase (Decrease) in Net Assets Resulting from Operations	64,438	4,522

Dividends and Distributions to Shareholders
From net realized gain on investments and foreign currency transactions	(2,080)	(2,008)

Total Dividends and Distributions	(2,080)	(2,008)

Capital Share Transactions
Net increase (decrease) in capital share transactions	370,677	11,390
Redemption fees — Class J	1	1

Total increase (decrease) in net assets	433,036	13,905

Net Assets
Beginning of period	45,221	31,316

End of period (including undistributed net investment income as set forth below)	$478,257	$45,221

Undistributed (overdistributed) net investment income (operating loss)	$—	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$2,002	$411	$113	$10,553	$534	$1,058	$7,851	$12,489	$603	$326
Issued in acquisitions	—	—	—	105,315	7,832	924	—	284,360	—	—
Reinvested	3	34	3	—	—	—	1,596	391	49	2
Redeemed	(413)	(273)	(4)	(15,613)	(1,757)	(373)	(7,512)	(39,224)	(543)	(60)

Net Increase (Decrease)	$1,592	$172	$112	$100,255	$6,609	$1,609	$1,935	$258,016	$109	$268

Shares:
Sold	219	44	12	1,111	56	109	874	1,326	65	32
Issued in acquisitions	—	—	—	11,840	881	104	—	31,975	—	—
Reinvested	—	4	—	—	—	—	190	44	5	—
Redeemed	(44)	(29)	—	(1,645)	(187)	(42)	(849)	(4,173)	(57)	(6)

Net Increase (Decrease)	175	19	12	11,306	750	171	215	29,172	13	26

Year Ended October 31, 2006
Dollars:
Sold	$81	$711	$65	N/A	N/A	N/A	$7,944	$8,822	$970	$65
Reinvested	—	5	—	N/A	N/A	N/A	1,864	115	17	—
Redeemed	(30)	(224)	(3)	N/A	N/A	N/A	(6,369)	(2,322)	(305)	(16)

Net Increase (Decrease)	$51	$492	$62	N/A	N/A	N/A	$3,439	$6,615	$682	$49

Shares:
Sold	9	80	8	N/A	N/A	N/A	966	1,021	116	7
Reinvested	—	1	—	N/A	N/A	N/A	235	14	2	—
Redeemed	(3)	(26)	(1)	N/A	N/A	N/A	(781)	(277)	(35)	(2)

Net Increase (Decrease)	6	55	7	N/A	N/A	N/A	420	758	83	5

Distributions:
Year Ended October 31, 2007
From net realized gain on investments and foreign currency transactions	$(3)	$(34)	$(3)	$—	$—	$—	$(1,598)	$(391)	$(49)	$(2)

Total Dividends and Distributions	$(3)	$(34)	$(3)	$—	$—	$—	$(1,598)	$(391)	$(49)	$(2)

Year Ended October 31, 2006
From net realized gain on investments and foreign currency transactions	$(1)	$(5)	$(1)	N/A	N/A	N/A	$(1,867)	$(116)	$(17)	$(1)

Total Dividends and Distributions.	$(1)	$(5)	$(1)	N/A	N/A	N/A	$(1,867)	$(116)	$(17)	$(1)

See accompanying notes.

152

Statement Of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SmallCap Value Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$3,852	$706
Net realized gain (loss) from investment transactions and foreign currency transactions	35,758	10,992
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(34,571)	15,110

Net Increase (Decrease) in Net Assets Resulting from Operations	5,039	26,808

Dividends and Distributions to Shareholders
From net investment income	(1,000)	(332)
From net realized gain on investments and foreign currency transactions	(10,978)	(9,039)

Total Dividends and Distributions	(11,978)	(9,371)

Capital Share Transactions
Net increase (decrease) in capital share transactions	398,629	89,966
Redemption fees — Class J	—	3

Total increase (decrease) in net assets	391,690	107,406

Net Assets
Beginning of period	223,086	115,680

End of period (including undistributed net investment income as set forth below)	$614,776	$223,086

Undistributed (overdistributed) net investment income (operating loss)	$3,362	$543

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$9,416	$4,975	$1,464	$12,265	$1,241	$2,868	$20,249	$102,333	$29,159	$6,077
Issued in acquisitions	—	—	—	9,544	2,995	2,592	—	294,007	—	—
Reinvested	479	325	50	420	79	—	3,273	5,944	1,058	321
Redeemed	(5,028)	(3,635)	(1,096)	(7,664)	(1,273)	(905)	(18,741)	(60,598)	(10,937)	(2,628)

Net Increase (Decrease)	$4,867	$1,665	$418	$14,565	$3,042	$4,555	$4,781	$341,686	$19,280	$3,770

Shares:
Sold	498	263	77	646	66	152	1,096	5,400	1,557	317
Issued in acquisitions	—	—	—	502	158	136	—	15,450	—	—
Reinvested	25	17	3	22	4	—	177	310	55	17
Redeemed	(264)	(193)	(59)	(406)	(68)	(48)	(1,021)	(3,196)	(579)	(138)

Net Increase (Decrease)	259	87	21	764	160	240	252	17,964	1,033	196

Year Ended October 31, 2006
Dollars:
Sold	$4,828	$3,944	$1,065	$7,777	$1,334	N/A	$21,391	$48,303	$7,664	$3,934
Reinvested	453	272	23	138	40	N/A	3,617	3,948	821	35
Redeemed	(2,697)	(1,336)	(108)	(949)	(301)	N/A	(9,972)	(1,496)	(2,324)	(438)

Net Increase (Decrease)	$2,584	$2,880	$980	$6,966	$1,073	N/A	$15,036	$50,755	$6,161	$3,531

Shares:
Sold	267	219	60	431	74	N/A	1,217	2,659	412	217
Reinvested	26	16	1	8	2	N/A	217	229	47	2
Redeemed	(150)	(75)	(6)	(53)	(17)	N/A	(570)	(82)	(128)	(24)

Net Increase (Decrease)	143	160	55	386	59	N/A	864	2,806	331	195

Distributions:
Year Ended October 31, 2007
From net investment income.	$(15)	$—	$—	$—	$—	$—	$—	$(864)	$(99)	$(22)
From net realized gain on investments and foreign currency transactions	(464)	(325)	(50)	(434)	(79)	—	(3,277)	(5,081)	(969)	(299)

Total Dividends and Distributions.	$(479)	$(325)	$(50)	$(434)	$(79)	$—	$(3,277)	$(5,945)	$(1,068)	$(321)

Year Ended October 31, 2006
From net investment income.	$—	$—	$—	$—	$—	N/A	$—	$(298)	$(33)	$(1)
From net realized gain on investments and foreign currency transactions	(453)	(272)	(24)	(145)	(42)	N/A	(3,621)	(3,650)	(789)	(43)

Total Dividends and Distributions.	$(453)	$(272)	$(24)	$(145)	$(42)	N/A	$(3,621)	$(3,948)	$(822)	$(44)

See accompanying notes.

153

Statement Of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Tax-Exempt Bond Fund I
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$12,660	$8,357
Net realized gain (loss) from investment transactions and foreign currency transactions	(1,657)	1,090
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(9,002)	2,519

Net Increase (Decrease) in Net Assets Resulting from Operations	2,001	11,966

Dividends and Distributions to Shareholders
From net investment income	(12,363)	(8,324)
From net realized gain on investments and foreign currency transactions	(551)	(3,953)

Total Dividends and Distributions	(12,914)	(12,277)

Capital Share Transactions
Net increase (decrease) in capital share transactions	125,715	(16,515)
Redemption fees — Class A	1	—
Redemption fees — Class C	1	—

Total increase (decrease) in net assets	114,804	(16,826)

Net Assets
Beginning of period	190,753	207,579

End of period (including undistributed net investment income as set forth below)	$305,557	$190,753

Undistributed (overdistributed) net investment income (operating loss)	$800	$239

	Class A	Class B	Class C

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$26,903	$870	$1,608
Issued in acquisitions	136,655	6,574	—
Reinvested	7,754	618	80
Redeemed	(44,067)	(10,097)	(1,183)

Net Increase (Decrease)	$127,245	$(2,035)	$505

Shares:
Sold	3,572	115	212
Issued in acquisitions	17,919	862	—
Reinvested	1,030	82	10
Redeemed	(5,863)	(1,342)	(158)

Net Increase (Decrease)	16,658	(283)	64

Year Ended October 31, 2006
Dollars:
Sold	$14,166	$572	$1,531
Reinvested	7,234	1,016	116
Redeemed	(31,035)	(8,661)	(1,454)

Net Increase (Decrease)	$(9,635)	$(7,073)	$193

Shares:
Sold	1,864	76	201
Reinvested	954	134	15
Redeemed	(4,082)	(1,142)	(191)

Net Increase (Decrease)	(1,264)	(932)	25

Distributions:
Year Ended October 31, 2007
From net investment income	$(11,357)	$(902)	$(104)
From net realized gain on investments and foreign currency transactions	(480)	(63)	(8)

Total Dividends and Distributions	$(11,837)	$(965)	$(112)

Year Ended October 31, 2006
From net investment income	$(7,298)	$(940)	$(86)
From net realized gain on investments and foreign currency transactions	(3,337)	(566)	(50)

Total Dividends and Distributions	$(10,635)	$(1,506)	$(136)

See accompanying notes.

154

Statement Of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Ultra Short Bond Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$11,635	$10,047
Net realized gain (loss) from investment transactions and foreign currency transactions	(770)	(17)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(10,101)	280

Net Increase (Decrease) in Net Assets Resulting from Operations	764	10,310

Dividends and Distributions to Shareholders
From net investment income	(11,512)	(9,936)
From net realized gain on investments and foreign currency transactions	(44)	—

Total Dividends and Distributions	(11,556)	(9,936)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(75,491)	214,456
Redemption fees — Class A	13	—

Total increase (decrease) in net assets	(86,270)	214,830

Net Assets
Beginning of period	290,037	75,207

End of period (including undistributed net investment income as set forth below)	$203,767	$290,037

Undistributed (overdistributed) net investment income (operating loss)	$65	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$2,747	$1,560	$—	$31,482	$3,559	$4,134	$41,803	$2,396	$—
Reinvested	142	434	1	1,022	46	1,740	7,604	340	1
Redeemed	(2,801)	(2,814)	—	(36,111)	(621)	(7,984)	(96,488)	(27,683)	—

Net Increase (Decrease)	$88	$(820)	$1	$(3,607)	$2,984	$(2,110)	$(47,081)	$(24,947)	$1

Shares:
Sold	277	157	—	3,143	357	417	4,221	241	—
Reinvested	14	44	—	103	5	177	767	35	—
Redeemed	(284)	(285)	—	(3,633)	(63)	(811)	(9,617)	(2,774)	—

Net Increase (Decrease)	7	(84)	—	(387)	299	(217)	(4,629)	(2,498)	—

Year Ended October 31, 2006
Dollars:
Sold	$3,247	$3,308	$—	$25,965	N/A	$5,336	$213,954	$29,433	$—
Reinvested	507	394	—	271	N/A	1,503	6,440	769	1
Redeemed	(27,434)	(3,294)	—	(5,818)	N/A	(7,325)	(28,110)	(4,691)	—

Net Increase (Decrease)	$(23,680)	$408	$—	$20,418	N/A	$(486)	$192,284	$25,511	$1

Shares:
Sold	325	331	—	2,581	N/A	534	21,287	2,949	—
Reinvested	51	40	—	27	N/A	151	640	77	—
Redeemed	(2,749)	(330)	—	(578)	N/A	(734)	(2,794)	(470)	—

Net Increase (Decrease)	(2,373)	41	—	2,030	N/A	(49)	19,133	2,556	—

Distributions:
Year Ended October 31, 2007
From net investment income	$(142)	$(432)	$(1)	(1,213)	$(63)	$(1,748)	$(7,577)	$(335)	$(1)

From net realized gain on investments and foreign currency transactions	—	(2)	—	(4)	—	(6)	(27)	(5)	—

Total Dividends and Distributions	$(142)	$(434)	$(1)	$(1,217)	$(63)	$(1,754)	$(7,604)	$(340)	$(1)

Year Ended October 31, 2006
From net investment income	$(508)	$(394)	$—	$(307)	N/A	$(1,517)	$(6,440)	$(769)	$(1)

Total Dividends and Distributions	$(508)	$(394)	$—	$(307)	N/A	$(1,517)	$(6,440)	$(769)	$(1)

See accompanying notes.

155

Statement Of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	West Coast Equity Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$12,544	$8,642
Net realized gain (loss) from investment transactions and foreign currency transactions	123,355	43,714
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	166,256	164,163

Net Increase (Decrease) in Net Assets Resulting from Operations	302,155	216,519

Dividends and Distributions to Shareholders
From net investment income	(9,570)	(6,859)
From net realized gain on investments and foreign currency transactions	(44,214)	(38,884)

Total Dividends and Distributions	(53,784)	(45,743)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(250,221)	203,777
Redemption fees — Class A	3	—

Total increase (decrease) in net assets	(1,847)	374,553

Net Assets
Beginning of period	1,912,727	1,538,174

End of period (including undistributed net investment income as set forth below)	$1,910,880	$1,912,727

Undistributed (overdistributed) net investment income (operating loss)	$7,937	$4,966

	Class A	Class B	Class C	Institutional	R1

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$87,518	$14,822	$5,251	$4,368	N/A
Reinvested	22,332	4,160	491	24,623	N/A
Redeemed	(158,746)	(41,059)	(7,312)	(206,669)	N/A

Net Increase (Decrease)	$(48,896)	$(22,077)	$(1,570)	$(177,678)	N/A

Shares:
Sold	1,944	375	131	95	N/A
Reinvested	510	108	13	556	N/A
Redeemed	(3,521)	(1,028)	(184)	(4,664)	N/A

Net Increase (Decrease)	(1,067)	(545)	(40)	(4,013)	N/A

Year Ended October 31, 2006
Dollars:
Sold	$154,435	$33,517	$8,989	$132,311	$15
Reinvested	19,817	4,311	383	19,847	—
Redeemed	(108,495)	(36,955)	(3,440)	(20,943)	(15)

Net Increase (Decrease)	$65,757	$873	$5,932	$131,215	$—

Shares:
Sold	3,733	910	243	3,207	—
Reinvested	486	119	10	483	—
Redeemed	(2,631)	(1,007)	(94)	(504)	—

Net Increase (Decrease)	1,588	22	159	3,186	—

Distributions:
Year Ended October 31, 2007
From net investment income	$(3,642)	$—	$—	$(5,928)	N/A
From net realized gain on investments and foreign currency transactions	(20,195)	(4,772)	(552)	(18,695)	N/A

Total Dividends and Distributions	$(23,837)	$(4,772)	$(552)	$(24,623)	N/A

Year Ended October 31, 2006
From net investment income	$(2,474)	$—	$—	$(4,385)	$—
From net realized gain on investments and foreign currency transactions	(18,343)	(4,670)	(403)	(15,468)	—

Total Dividends and Distributions	$(20,817)	$(4,670)	$(403)	$(19,853)	$—

See accompanying notes.

156

STATEMENT OF CASH FLOWS
Principal Investors Fund, Inc.
Year Ended October 31, 2007

California
Amounts in thousands	Municipal Fund

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations.	$(2,117)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities.	(266,399)
Proceeds from sale of investment securities	245,980
Increase in capital shares sold receivable	(1,063)
Decrease in accrued interest receivable	73
Increase in investment securities sold	(3,894)
Decrease in accrued fees, expenses, prepaid expenses, and expense reimbursement from Manager	(99)
Decrease in capital shares reacquired	(2,017)
Increase in dividends payable	760
Increase in interest expense and fees payable	400
Increase in investment securities purchased	8,572
Net accretion of bond discounts and amortization of premiums	(1,265)
Unrealized depreciation on investments	16,143
Net realized loss from investments	1,625

Net cash used in operating activities	4,487

Cash Flows from Financing Activities:
Increase in payable for floating rate notes issued	32,690
Proceeds from shares sold	75,155
Payment on shares redeemed	(106,112)
Dividends and distributions paid to shareholders	(5,823)
Proceeds from redemption fees	11
Decrease in indebtedness	(311)

Net cash provided by financing activities	(4,390)

Net increase in cash	97

Cash:
Beginning of period	—

End of period	97

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$12,294
See accompanying notes.

157

STATEMENT OF CASH FLOWS
Principal Investors Fund, Inc.
Year Ended October 31, 2007

Tax-Exempt Bond
Amounts in thousands	Fund I

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$2,001
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(146,271)
Proceeds from sale of investment securities	161,532
Increase in cash from acquisition of Tax-Exempt Bond Fund	6,153
Net purchases and sales of short-term securities	(800)
Increase in capital shares sold receivable	(693)
Increase in accrued interest receivable	(1,631)
Decrease in accrued fees, expenses, prepaid expenses, and expense reimbursement from Manager	(20)
Decrease in capital shares reacquired	(552)
Increase in dividends payable	875
Increase in interest expense and fees payable	9
Decrease in investment securities purchased	(524)
Net proceeds from futures	33
Net accretion of bond discounts and amortization of premiums	(195)
Unrealized depreciation on investments	9,002
Net realized loss from investments	1,574

Net cash used in operating activities	30,493

Cash Flows from Financing Activities:
Increase in payable for floating rate notes issued	(50)
Proceeds from shares sold	29,381
Payment on shares redeemed	(55,347)
Dividends and distributions paid to shareholders	(4,462)
Proceeds from redemption fees	2

Net cash provided by financing activities	(30,476)

Net increase in cash	17

Cash:
Beginning of period	43

End of period	60

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$8,452
See accompanying notes.

158

NOTES TO FINANCIAL STATEMENTS
Principal Investors Fund, Inc.
October 31, 2007
1. Organization
Principal Investors Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At October 31, 2007, the Fund consists of 68 separate funds. The financial statements for Bond & Mortgage Securities Fund, California Insured Intermediate Municipal Fund, California Municipal Fund, Disciplined LargeCap Blend Fund, Diversified International Fund, Equity Income Fund I, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund II, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Growth Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, MidCap Stock Fund, Money Market Fund, Mortgage Securities Fund, Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Growth Fund I, Partners MidCap Value Fund, Partners SmallCap Growth Fund II, Preferred Securities Fund, Real Estate Securities Fund, Short-Term Bond Fund, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap Value Fund, Tax-Exempt Bond Fund I, Ultra Short Bond Fund, and West Coast Equity Fund (known as the “Funds”) are presented herein. The Funds may offer up to ten classes of shares: Advisors Preferred, Advisors Select, Advisors Signature, Class A, Class B, Class C, Class J, Institutional, Preferred, and Select. Information presented in these financial statements pertains to the Class A, Class B, and Class C shares. Certain detailed financial information for the Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred, and Select classes of shares is provided separately.
Effective March 15, 2006, the initial purchase of $250,000 of Class A shares of Ultra Short Bond Fund was made by Principal Life Insurance Company.
On December 31, 2006, Principal Financial Services, Inc. and its subsidiary, Principal Management Corporation acquired all of the outstanding stock of WM Advisors, Inc., WM Shareholder Services, Inc., and WM Funds Distributor, Inc. (the “Transaction”). Immediately following the Transaction, WM Advisors, Inc., WM Shareholder Services, Inc., and WM Funds Distributor, Inc. were renamed, Edge Asset Management, Inc., Principal Shareholder Services, Inc., and Principal Funds Distributor, Inc., respectively.
Effective January 10, 2007, the initial purchases of $10,000 of Class A and Class B shares of SmallCap Growth Fund were made by Principal Life Insurance Company.
Effective January 10, 2007, the initial purchases of $10,000 of Class C shares of Bond & Mortgage Securities Fund, Disciplined LargeCap Blend Fund, Diversified International Fund, Government & High Quality Bond Fund, Inflation Protection Fund, International Emerging Markets Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, Money Market Fund, Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Growth Fund I, Partners MidCap Value Fund, Partners SmallCap Growth Fund II, Preferred Securities Fund, Real Estate Securities Fund, Short-Term Bond Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap Value Fund, and Ultra Short Bond Fund (the “Principal Funds”) were made by Principal Life Insurance Company.
Effective January 12, 2007, California Insured Intermediate Municipal Fund, California Municipal Fund, Disciplined LargeCap Blend Fund, LargeCap Growth Fund, High Yield Fund II, Income Fund, Diversified International Fund, MidCap Stock Fund, Money Market Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Growth Fund, SmallCap Value Fund, Mortgage Securities Fund, and West Coast Equity Fund (the “Acquiring Funds”) acquired all the assets and assumed all the liabilities in a tax-free reorganization of a corresponding series of WM Trust I and WM Trust II (the “Acquired Funds”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved by shareholders of the Acquired Funds on December 15, 2006. Approximate conversion ratios, net assets of the Acquired Fund immediately prior to the acquisition (including accumulated net investment income/loss, accumulated realized gains/losses and unrealized appreciation/depreciation) and net assets of the Acquiring Fund immediately prior to and immediately following the acquisition were as follows:

											Net Assets
						Accumulated					of
						Net	Accumulated		Net Assets	Net Assets	Acquiring
						Investment	Realized	Unrealized	of	of	Fund
		Conversion Ratio				Income/	Gains/	Appreciation	Acquired	Acquiring	following
Acquired	Acquiring	Class				(Loss)	(Losses)	(Depreciation)	Fund	Fund	acquisition
Fund	Fund	A	B	C	I	(000s)	(000s)	(000s)	(000s)	(000s)	(000s)
WM California Insured Intermediate Municipal Fund*	California Insured Intermediate Municipal Fund	1.00	1.00	1.00	N/A	$56	$(214)	$2,273	$104,039	$—	$104,039
WM California Municipal Fund*	California Municipal Fund	1.00	1.00	1.00	N/A	138	742	18,036	398,852	—	398,852
WM Growth & Income Fund	Disciplined LargeCap Blend Fund	1.59	1.54	1.51	1.59	—	(7,765)	519,637	2,351,132	1,074,834	3,425,966
WM Growth Fund	LargeCap Growth Fund	2.17	1.95	1.94	2.27	—	(182,164)	287,667	2,468,659	1,012,961	3,481,620
WM High Yield Fund*	High Yield Fund II	1.00	1.00	1.00	1.00	928	(1,890)	71,874	1,279,416	—	1,279,416

159

NOTES TO FINANCIAL STATEMENTS
Principal Investors Fund, Inc.
October 31, 2007
1. Organization (continued)

											Net Assets
						Accumulated					of
						Net	Accumulated		Net Assets	Net Assets	Acquiring
						Investment	Realized	Unrealized	of	of	Fund
		Conversion Ratio				Income/	Gains/	Appreciation	Acquired	Acquiring	following
Acquired	Acquiring	Class				(Loss)	(Losses)	(Depreciation)	Fund	Fund	acquisition
Fund	Fund	A	B	C	I	(000s)	(000s)	(000s)	(000s)	(000s)	(000s)
WM Income Fund*	Income Fund	1.00	1.00	1.00	1.00	1,569	(18,709)	(2,667)	949,537	—	949,537
WM International Growth Fund	Diversified International Growth Fund	0.81	0.77	0.75	0.82	(5,500)	(461)	171,434	1,252,475	866,788	2,119,263
WM Mid Cap Stock Fund*	MidCap Stock Fund	1.00	1.00	1.00	1.00	(101)	4,548	330,139	1,035,815	—	187,654
WM Money Market Fund	Money Market Fund	1.00	1.00	1.00	1.00	—	(4)	—	1,324,270	742,321	2,066,591
WM REIT Fund	Real Estate Securities Fund	0.67	0.66	0.66	0.67	—	—	153,242	501,306	1,435,213	1,936,519
WM Short Term Income Fund*	Short-Term Income Fund	0.20	N/A	0.20	0.20	207	(4,298)	(2,812)	235,427	—	235,427
WM Small Cap Growth Fund	SmallCap Growth Fund	1.74	1.50	1.52	1.81	—	(30,623)	43,997	398,431	48,409	446,840
WM Small Cap Value Fund	SmallCap Value Fund	0.57	0.57	0.57	0.57	—	4,429	19,964	309,138	262,371	571,509
WM U.S. Government Securities Fund*	Mortgage Securities Fund	1.00	1.00	1.00	1.00	385	(31,715)	(30,845)	1,690,434	—	1,690,434
WM West Coast Equity Fund*	West Coast Equity Fund	1.00	1.00	1.00	1.00	(42)	33,232	647,760	1,974,211	—	1,974,211

*	Designates the survivor for accounting and performance reporting purposes (the “Reorganized Funds”).
Effective January 12, 2007, Equity Income Fund I acquired all the assets and assumed all the of liabilities WM Equity Income Fund and Equity Income Fund (the “Acquired Funds”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved by shareholders of the Acquired Funds on December 15, 2006. The acquisition was accomplished by a tax-free exchange of shares from the Acquired Funds for shares of Equity Income Fund I at an approximate exchange rate of 1.00 for WM Equity Income Fund Class A, Class B, Class C, and Institutional Class shares, and .60 for Equity Income Fund Class A and Class B shares. The aggregate net assets of WM Equity Income Fund, Equity Income Fund, and Equity Income Fund I immediately prior to the acquisition were approximately $3,979,523,000 (including approximately $2,539,000 of accumulated net investment income, $49,241,000 of accumulated realized gains, and $755,745,000 of unrealized appreciation), $124,300,000 (including approximately $54,000 of accumulated net investment income, $37,000 of accumulated realized losses, and $7,424,000 unrealized appreciation), and $0, respectively. The aggregate net assets of Equity Income Fund I immediately following the acquisition were $4,103,823,000. WM Equity Income Fund is the survivor for accounting and performance reporting purposes (a “Reorganized Fund”).
Effective January 12, 2007, Tax-Exempt Bond Fund I acquired all the assets and assumed all the of liabilities WM Tax Exempt Bond Fund and Tax-Exempt Bond Fund (the “Acquired Funds”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved by shareholders of the Acquired Funds on December 15, 2006. The acquisition was accomplished by a tax-free exchange of shares from the Acquired Funds for shares of Tax-Exempt Bond Fund I at an approximate exchange rate of 1.00 for WM Tax Exempt Bond Fund Class A, Class B, and Class C shares, and 1.56 and 1.58 for Tax-Exempt Bond Fund Class A and Class B shares. The aggregate net assets of WM Tax Exempt Bond Fund, Tax-Exempt Bond Fund, and Tax-Exempt Bond Fund I immediately prior to the acquisition were approximately $187,654,000 (including approximately $243,000 of accumulated net investment income, $246,000 of accumulated realized losses, and $12,928,000 of unrealized appreciation), $143,229,000 (including approximately $485,000 of accumulated net investment income, $2,643,000 unrealized appreciation), and $0, respectively. The aggregate net assets of Tax-Exempt Bond Fund I immediately following the acquisition were $330,883,000. WM Tax Exempt Bond Fund is the survivor for accounting and performance reporting purposes (a “Reorganized Fund”).
Effective January 12, 2007, Partners LargeCap Growth Fund II acquired all the assets and assumed all the liabilities of Partners LargeCap Growth Fund pursuant to a plan of acquisition approved by the shareholders of Partners LargeCap Growth Fund on December 15, 2006. The acquisition was accomplished by a tax-free exchange of shares from Partners LargeCap Growth Fund for shares of Partners LargeCap Growth Fund II at an approximate exchange rate of 1.42 for Advisors Preferred, 1.42 for Advisors Select, 1.40 for Advisors Signature, 1.45 for Class J, 1.40 for Institutional, 1.41 for Preferred, and 1.41 for Select shares. The aggregate net assets of Partners LargeCap Growth Fund and Partners LargeCap Growth Fund II immediately prior to the acquisition were approximately $132,168,000 (including approximately $42,000 of accumulated net investment operating loss and $10,810,000 of unrealized appreciation) and $748,188,000, respectively. The aggregate net assets of Partners LargeCap Growth Fund II immediately following the acquisition were $880,356,000.

160

NOTES TO FINANCIAL STATEMENTS
Principal Investors Fund, Inc.
October 31, 2007
1. Organization (continued)
Effective October 1, 2006, (i) the rule 12b-1 plan applicable to Class R-1 and Class R-2 shares of each of the Acquired Funds was amended to reduce the amounts payable for distribution thereunder to the annual rate of 0.25% of the net assets attributable to such shares, (ii) the plan recordkeeping/administrative services agreement applicable to such shares was replaced with a transfer agency agreement identical to the transfer agency agreement applicable to Class A shares, (iii) the number of Class R-1 and Class R-2 shares was increased or decreased proportionately so that the net asset value of each Class R-1 and Class R-2 shares was equal to the net asset value of each Class A share of the Acquired Funds, and (iv) since the economic attributes of Class R-1 and Class R-2 shares would thereafter be identical to those of Class A shares of such Fund, they were re-designated as Class A shares of the Acquired Funds.
Effective January 4, 2007, Class B shares of WM Short Term Income Fund discontinued operations and converted to Class A shares of WM Short Term Income Fund.
Effective October 1, 2007, the initial purchases of $10,000 of Class A and Class C shares of International Growth Fund, $1,500,000 of Class A and Class C shares and $2,000,000 of Institutional Class shares of Global Real Estate Securities Fund were made by Principal Life Insurance Company.
The Board of Directors of the Fund has approved a Plan of Acquisition providing for the combination of the California Insured Intermediate Municipal Fund into the California Municipal Fund. The combination is expected to occur on February 22, 2008.
All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.
2. Significant Accounting Policies
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:
Security Valuation. The Funds (with the exception of Money Market Fund) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.
The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are ordinarily not reflected in the Funds’ net asset values. If events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are determined to materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.
To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.
Short-term securities are valued at amortized cost, which approximates market. Money Market Fund values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

161

NOTES TO FINANCIAL STATEMENTS
Principal Investors Fund, Inc.
October 31, 2007
2. Significant Accounting Policies (continued)
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.
Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.
Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class.
Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed a particular fund are apportioned among the registered investment companies managed by Principal Management Corporation.
Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.
Distributions to Shareholders. With respect to Money Market Fund, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to settled shares of record as of that day. With respect to Bond & Mortgage Securities Fund, California Insured Intermediate Municipal Fund, California Municipal Fund, Government & High Quality Bond Fund, High Yield Fund II, Income Fund, Inflation Protection Fund, Mortgage Securities Fund, Short-Term Bond Fund, Short-Term Income Fund, Tax-Exempt Bond Fund I and Ultra Short Bond Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.
Global Real Estate Securities Fund and Real Estate Securities Fund receive substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.
Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

162

NOTES TO FINANCIAL STATEMENTS
Principal Investors Fund, Inc.
October 31, 2007
2. Significant Accounting Policies (continued)
On July 13th, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined. As a result, all Principal Funds with the exception of the Global Real Estate Securities Fund will incorporate FIN 48 in their semi-annual report on April 30, 2008. As the inception date of the Global Real Estate Securities Fund was after December 15, 2006, it was required to adopt FIN 48 as of October 31, 2007. Management has evaluated the implications of FIN 48 on the Global Real Estate Securities Fund and determined that there is no material impact on its financial statements for uncertain tax positions.
Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.
Gains realized upon the disposition of Indian securities held by the Funds are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Funds accrue an estimated deferred tax liability for future gains on Indian securities. At October 31, 2007, Diversified International Fund had a foreign tax refund receivable of $42,000, a deferred tax liability of $64,000 and an approximate capital loss carryforward of $38,000 that expires in 2015, and International Emerging Markets Fund had a foreign tax refund receivable of $389,000, a deferred tax liability of $2,147,000, and no capital loss carryforward, relating to Indian securities.
Redemption and Exchange Fees. Each of the Funds, except Money Market Fund, will impose a redemption or exchange fee on redemptions or exchanges of $30,000 or more of Class A, Class B, or Class C shares redeemed or exchanged within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movements in and out of the Funds.
3. Operating Policies
Floating Rate Notes Issued in Conjunction with Securities Held. California Insured Intermediate Municipal Fund, California Municipal Fund, and Tax-Exempt Bond Fund I have entered into transactions in which a fund transfers fixed rate bonds to trusts in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties. The fund enters into shortfall and forbearance agreements with the trusts, which commit the fund to pay the trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the fund (inverse floating rate securities) include the right of the fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the fixed rate bond from the trusts to the fund, thereby collapsing the trusts. The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investment assets, and the related floating rate notes reflected as fund liabilities under the caption “floating rate notes issued” in the “statement of assets and liabilities”. The notes issued by the trusts have interest rates that reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. Details of the floating rates notes are included in each Funds’ schedule of investments.
Futures Contracts. The Funds may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Funds agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ cost basis in the contract.
Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.
Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

163

NOTES TO FINANCIAL STATEMENTS
Principal Investors Fund, Inc.
October 31, 2007
3. Operating Policies (Continued)
Joint Trading Account. Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.
Line of Credit. The Funds participate with other registered investment companies managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .375%. At October 31, 2007, Partners LargeCap Value Fund and Partners MidCap Value Fund had outstanding borrowing of $25,000 and $70,000, respectively, at an annual rate of 5.32%. No other Funds had outstanding borrowings under the line of credit.
Options Contracts. Certain of the Funds may write call and put options on futures, swaps, securities or currencies it owns for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Funds’ schedules of investments. Transactions in options written during the year ended October 31, 2007, were as follows:

Bond & Mortgage Securities Fund	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	—	—	—
Options written	2,834	$125,000,000	$780
Options expired	(1,141)	—	(75)
Options closed	(1,693)	(125,000,000)	(705)
Options exercised	—	—	—
Balance at end of period	—	—	—

Government & High Quality Bond Fund	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	—	—	—
Options written	1,684	$57,000,000	$352
Options expired	—	—	—
Options closed	(1,684)	—	(244)
Options exercised	—	—	—
Balance at end of period	—	57,000,000	108

Inflation Protection Fund	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	—	—	—
Options written	46	$64,000,000	$137
Options expired	—	—	—
Options closed	(46)	—	(15)
Options exercised	—	—	—
Balance at end of period	—	64,000,000	122

Short Term Bond Fund	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	—	—	—
Options written	70	$37,000,000	$93
Options expired	—	—	—
Options closed	(70)	—	(23)
Options exercised	—	—	—
Balance at end of period	—	37,000,000	70

Ultra Short Bond Fund	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	—	—	—
Options written	288	$15,000,000	$106
Options expired	(50)	—	(8)
Options closed	(232)	—	(69)
Options exercised	(6)	—	(1)
Balance at end of period	—	15,000,000	28

164

NOTES TO FINANCIAL STATEMENTS
Principal Investors Fund, Inc.
October 31, 2007
3. Operating Policies (Continued)
Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.
Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.
Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.
Securities Lending. To earn additional income, certain of the Funds may lend portfolio securities to approved brokerage firms. The Funds receive collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and during the period of the loan maintain collateral in an amount not less than 100% of the market value of the loaned securities. Cash collateral is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of October 31, 2007, the Funds had securities on loan as follows (in thousands):

	Market	Collateral
	Value	Value
Bond & Mortgage Securities Fund	$439,509	$447,433
Disciplined LargeCap Blend Fund	322,010	328,308
Diversified International Fund	140,222	145,024
Equity Income Fund I	372,742	379,266
Government & High Quality Bond Fund	100,268	102,187
High Yield Fund II	340,489	357,017
Income Fund	173,256	177,847
Inflation Protection Fund	137,327	138,641
International Emerging Markets Fund	144,073	147,927
International Growth Fund	265,601	275,468
LargeCap Growth Fund	449,275	449,508
LargeCap S&P 500 Index Fund	99,875	101,531
LargeCap Value Fund	44,292	45,004
MidCap Blend Fund	204,338	206,611
MidCap Stock Fund	169,929	173,696
Mortgage Securities Fund	31,211	32,108
Partners LargeCap Blend Fund	112,122	114,509
Partners LargeCap Blend Fund I	98,340	101,008
Partners LargeCap Growth Fund I	219,167	224,569
Partners LargeCap Growth Fund II	119,936	120,719
Partners LargeCap Value Fund	191,353	195,123
Partners MidCap Growth Fund	187,971	188,616
Partners MidCap Growth Fund I	73,209	73,545
Partners MidCap Value Fund	133,434	135,669
Partners SmallCap Growth Fund II	189,867	192,241
Preferred Securities Fund	50,792	52,855
Real Estate Securities Fund	146,909	148,079
Short-Term Bond Fund	47,122	49,167
Short-Term Income Fund	27,164	27,768
SmallCap Blend Fund	94,282	95,869
SmallCap Growth Fund	121,889	124,573
SmallCap Value Fund	151,416	153,420
Ultra Short Bond Fund	1,985	1,908
West Coast Equity Fund	341,985	351,127
Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.
Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.
Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

165

NOTES TO FINANCIAL STATEMENTS
Principal Investors Fund, Inc.
October 31, 2007
3. Operating Policies (Continued)
Swap Agreements. Certain of the Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. Swaps are marked-to-market daily based on an evaluated price; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. Upon termination of swap agreements, the Funds recognize a realized gain or loss. Notional principal amounts are used to express the extent of involvement in these contracts, but the potential amounts subject to loss are much lower. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements.
Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a credit event affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as interest income (or as an offset to interest income).
Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as interest income (or as an offset to interest income).
Total return swaps involve commitments to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the statements of operations.
Details of swap agreements open at year end are included in the Funds’ schedules of investments.
Swaptions. The Funds (with the exception of Money Market Fund) may enter into options on swap agreements (“swaptions”). During the period the swaptions are open, daily changes in the value of the swaption are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ cost basis in the contract. Details of swaptions open at year end are included in the Funds’ schedules of investments.

166

NOTES TO FINANCIAL STATEMENTS
Principal Investors Fund, Inc.
October 31, 2007
4. Management Agreement and Transactions with Affiliates
Management Services. The Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each of the Funds’ average daily net assets. The annual rates used in this calculation for the Funds are as follows:

	Net Assets of Funds (in millions)
	First	Next	Next	Over $1.5
	$500	$500	$500	billion
Disciplined LargeCap Blend Fund	.60%	.58%	.56%	.55%
Global Real Estate Securities Fund	.90	.88	.86	.85
Government & High Quality Bond Fund	.40	.38	.36	.35
Inflation Protection Fund	.40	.38	.36	.35
International Emerging Markets Fund	1.20	1.18	1.16	1.15
International Growth Fund	1.00	.98	.96	.95
LargeCap S&P500 Index Fund	.15	.15	.15	.15
LargeCap Value Fund	.45	.43	.41	.40
MidCap Blend Fund	.65	.63	.61	.60
Partners LargeCap Blend Fund	.75	.73	.71	.70
Partners LargeCap Blend Fund I	.45	.43	.41	.40
Partners LargeCap Growth Fund I	.75	.73	.71	.70
Partners LargeCap Growth Fund II	.95	.93	.91	.90
Partners MidCap Growth Fund	1.00	.96	.94	.92
Partners MidCap Growth Fund I	1.00	.98	.96	.95
Partners MidCap Value Fund	1.00	.98	.96	.95
Partners SmallCap Growth Fund II	1.00	.98	.96	.95
Preferred Securities Fund	.75	.73	.71	.70
Real Estate Securities Fund	.85	.83	.81	.80
Short-Term Bond Fund	.40	.38	.36	.35
SmallCap Blend Fund	.75	.73	.71	.70
SmallCap Growth Fund	.75	.73	.71	.70
SmallCap Value Fund	.75	.73	.71	.70
Tax-Exempt Bond Fund I	.50	.48	.46	.45
Ultra Short Bond Fund	.40	.39	.38	.37

	Net Assets of Funds
	First $1	Over $1
	billion	billion
California Insured Intermediate Municipal Fund	.50%	.45%
California Municipal Fund	.50	.45

	Net Assets of Funds
	First $2	Over $2
	billion	billion
Income Fund	.50%	.45%
Mortgage Securities Fund	.50	.45

	Net Assets of Funds (in millions)
	First	Next	Over
	$200	$300	$500
Short-Term Income Fund	.50%	.45%	.40%

	Net Assets of Funds (in millions)
	First	Next	Over $1
	$500	$500	billion
West Coast Equity Fund	.625%	.50%	.375%

		Net Assets of Funds
	First	Next	Next	Over $3
	$1 billion	$1 billion	$1 billion	billion
MidCap Stock Fund	.75%	.70%	.65%	.60%

	Net Assets of Funds (in millions)
	First	Over
	$250	$250
High Yield Fund II	.625%	.50%

		Net Assets of Funds (in millions)
	First	Next	Next	Next	Next $1	Over $3
	$500	$500	$500	$500	billion	billion
Bond & Mortgage Securities Fund	.55%	.53%	.51%	.50%	.48%	.45%
Diversified International Fund	.90	.88	.86	.85	.83	.80
Money Market Fund	.40	.39	.38	.37	.36	.35
Partners LargeCap Value Fund	.80	.78	.76	.75	.73	.70

		Net Assets of Funds (in millions)
	First	Next	Next $1	Next $1	Over $3
	$500	$500	billion	billion	billion
LargeCap Growth Fund	.68%	.65%	.62%	.58%	.55%

	Net Assets of Funds (in millions)
	First	Next	Over
	$250	$250	$500
Equity Income Fund I	.60%	.55%	.50%
On January 1, 2007, the investment advisory and management fees for certain of the Funds were revised. From November 1, 2006 through December 31, 2006, the annual rates used in the calculations were:

	Net Assets of Funds (in millions)
	First	Next	Next	Over $1.5
	$500	$500	$500	billion
Bond & Mortgage Securities Fund	.55%	.53%	.51%	.50%
Diversified International Fund	.90	.88	.86	.85
Money Market Fund	.40	.39	.38	.37
Partners LargeCap Value Fund	.80	.78	.76	.75

167

NOTES TO FINANCIAL STATEMENTS
Principal Investors Fund, Inc.
October 31, 2007
4. Management Agreement and Transactions with Affiliates (Continued)
On January 16, 2007, the investment advisory and management fee for LargeCap Growth Fund was revised. From November 1, 2006 through January 15, 2007, the annual rates used in the calculation were .55% of the first $500 million, .53% of the next $500 million, .51% of the next $500 million, and .50% over $1.5 billion.
On October 31, 2007, the investment advisory and management fees for certain of the Funds were revised. From November 1, 2006 through October 30, 2007, the annual rates used in the calculations were:

	Net Assets of Funds (in millions)
	First	Next	Next	Over $1.5
	$500	$500	$500	billion
Partners LargeCap Growth Fund II	1.00%	.98%	.96%	.95%
Partners MidCap Growth Fund	1.00	.98	.96	.95
In addition to the management fee, Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .17%, .25%, .25%, .15%, and .15% and the annual rates for the administrative service fee are .15%, .20%, .28%, .11%, and .13% for Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select, respectively. Prior to the Transaction, Class A, Class B, and Class J shares of the Principal Funds reimbursed the Manager for transfer and administrative services. Prior to the Transaction, Class A, Class, B, and Class C shares of the Reorganized Funds paid a fee to WM Shareholder Services, Inc. for transfer agent services. On January 1, 2007, Class A, Class B, Class C, and Class J shares of the Funds began reimbursing Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by Principal Management Corporation) for transfer agent services.
The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Class A		Class B		Class C		Class J
	Period from		Period from		Period from		Period from
	November 1, 2006		November 1, 2006		January 16, 2007		November 1, 2006
	through		through		through		through
	October 31, 2007		October 31, 2007		October 31, 2007		October 31, 2007	Expiration
Bond & Mortgage Securities Fund	0.94%		1.60%		1.75	%**	N/A	June 30, 2009
California Insured Intermediate Municipal Fund	0.86	*	1.62	*	1.62		N/A	February 28, 2008
California Municipal Fund	0.83	*	1.59	*	1.59		N/A	February 28, 2008
Disciplined LargeCap Blend Fund	0.88	*	1.91	*	1.82		N/A	February 28, 2008
Diversified International Fund	1.29	*	2.30	*	2.08		1.59%*	February 28, 2008
Equity Income Fund I	0.87	*	1.73	*	1.65		N/A	February 28, 2008
Global Real Estate Securities Fund	1.45	##	N/A		2.20	##	N/A	February 28, 2008
Government & High Quality Bond Fund	N/A		N/A		1.65		N/A	February 28, 2008
High Yield Fund II	0.90	*	1.66	*	1.65		N/A	February 28, 2008
Income Fund	0.90	*	1.64	*	1.65		N/A	February 28, 2008
Inflation Protection Fund	0.90		N/A		1.65		1.15	February 28, 2008
International Emerging Markets Fund	N/A		N/A		2.80		N/A	February 28, 2008
International Growth Fund	1.60	##	N/A		2.35	##	N/A	February 28, 2008
LargeCap Growth Fund	1.28	*	2.26	*	2.03		N/A	February 28, 2008
LargeCap S&P 500 Index Fund	N/A		N/A		1.30		N/A	February 28, 2008
LargeCap Value Fund	N/A		N/A		1.70		N/A	February 28, 2008
MidCap Blend Fund	1.02		1.32		1.95	**	N/A	June 30, 2008
MidCap Stock Fund	1.10	*	2.06	*	1.95		N/A	February 28, 2008
Money Market Fund	0.64	*	1.74	^^	1.79		N/A	February 28, 2008
Mortgage Securities Fund	0.91	*	1.65	*	1.63		N/A	February 28, 2008
Partners LargeCap Blend Fund	N/A		N/A		2.20		N/A	February 28, 2008
Partners LargeCap Blend Fund I	N/A		N/A		1.90		N/A	February 28, 2008
Partners LargeCap Growth Fund I	N/A		N/A		2.20		N/A	February 28, 2008
Partners LargeCap Growth Fund II	1.70		N/A		2.45		1.75	February 28, 2008
Partners LargeCap Value Fund	N/A		N/A		2.25		N/A	February 28, 2008
Partners MidCap Growth Fund	1.75		2.50		2.50	**	N/A	June 30, 2008
Partners MidCap Growth Fund I	1.75		N/A		2.50		N/A	February 28, 2008
Partners MidCap Value Fund	1.75		2.50		2.50		N/A	February 28, 2008
Partners SmallCap Growth Fund II	1.95		2.70		2.70	**	2.05 **	June 30, 2008
Preferred Securities Fund	1.00		N/A		1.75		1.60	February 28, 2008
Real Estate Securities Fund	1.28	*	2.08	*	1.98		N/A	February 28, 2008
Short-Term Bond Fund	N/A		N/A		1.70		N/A	February 28, 2008
Short-Term Income Fund	0.95	*	N/A		1.67		N/A	February 28, 2008
SmallCap Blend Fund	N/A		N/A		2.20		N/A	February 28, 2008
SmallCap Growth Fund	1.42	*	2.57	*	2.21		1.50 *	February 28, 2008
SmallCap Value Fund	1.35	^	2.29	#	2.08		1.47 *	February 28, 2008
Tax-Exempt Bond Fund I	0.76	*	1.15	*	1.65	**	N/A	June 30, 2008

168

NOTES TO FINANCIAL STATEMENTS
Principal Investors Fund, Inc.
October 31, 2007
4. Management Agreement and Transactions with Affiliates (Continued)

	Class A	Class B	Class C	Class J
	Period from	Period from	Period from	Period from
	November 1, 2006	November 1, 2006	January 16, 2007	November 1, 2006
	through	through	through	through
	October 31, 2007	October 31, 2007	October 31, 2007	October 31, 2007	Expiration
Ultra Short Bond Fund	0.75	N/A	1.50	1.20	February 28, 2008
West Coast Equity	0.86 *	1.78 *	1.70	N/A	February 28, 2008

*	Period from January 16, 2007 through October 31, 2007.

**	Expires February 28, 2008.

^	Period from January 16, 2007 through October 31, 2007. From November 1, 2006 through January 15, 2007, the expense limit for SmallCap Value Fund Class A shares was 1.45%.

^^	Period from March 1, 2007 through October 31, 2007. From November 1, 2006 through February 28, 2007, the expense limit for Money Market Fund Class B shares was 1.60%.

#	Period from March 1, 2007 through October 31, 2007. From November 1, 2006 through February 28, 2007, the expense limit for SmallCap Value Fund Class B shares was 2.20%.

##	Period from October 1, 2007 through October 31, 2007.
From January 16, 2007 through October 31, 2007

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Institutional		Preferred	Select	Expiration
Diversified International Fund	1.47%	1.65%	1.78%	0.90%		1.16%	1.28%	February 28, 2008
Global Real Estate Securities Fund	N/A	N/A	N/A	0.95	*	N/A	N/A	February 28, 2009
SmallCap Growth Fund	1.32	1.50	1.63	0.75		1.01	1.13	February 28, 2008
SmallCap Value Fund	1.32	1.50	1.63	0.75		1.01	1.13	February 28, 2008

*	Period from October 1, 2007 through October 31, 2007.
Distribution and Shareholder Servicing Fees. The Advisors Preferred, Advisors Select, Advisors Signature, Class J, and Select shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter for these classes of shares, a portion may be paid to other selling dealers for providing certain services. The annual rate for Class J shares of Money Market Fund is .25%. The annual rates for each of the other Funds are .25%, .30%, .35%, .50%, and .10% for Advisors Preferred, Advisors Select, Advisors Signature, Class J, and Select Classes of shares, respectively.
From November 1, 2006 through January 12, 2007 Class A and Class B shares of the Principal Funds, incurred distribution and shareholder servicing fees, computed at an annual rate of the average daily net assets attributable to each Class A and Class B shares of the Funds. Pursuant to the distribution agreements for Class A and Class B shares, fees that were unused by Princor Financial Services Corporation, the former principal underwriter, at the end of the fiscal year were returned to the respective Funds which generated the excess. The annual rates were up to .25% (.15% for LargeCap Stock S&P 500 Index Fund, Short-Term Bond Fund, and Ultra Short Bond Fund, Money Market Fund does not incur a fee) and 1.00% for Class A and Class B shares, respectively. Prior to the Transaction, Class A, Class B, and Class C shares of the Reorganized Funds paid distribution and shareholder servicing fees to WM Funds Distributor, Inc. On December 15, 2006, shareholders of the Principal Funds approved an amendment to the distribution agreements whereby effective January 16, 2007, Class A, Class B, and Class C shares would begin paying distribution and shareholder servicing fees to Principal Funds Distributor, Inc., the new principal underwriter. Subsequent to the Transaction, each of the Reorganized Funds paid distribution and shareholder servicing fees to Principal Funds Distributor, Inc. The annual rates are .25%, (.15% for LargeCap S&P 500 Index Fund, Short-Term Bond Fund, and Ultra Short Bond fund, Money Market Fund does not incur a fee.) 1.00%, and 1.00% for Class A, Class B, and Class C shares, respectively.
Beginning January 1, 2007, Princor Financial Services Corporation has contractually agreed to limit the distribution fees attributable to Class J shares through December 31, 2007. The limit will maintain the level of distribution fees (expressed as a percent of average net assets on an annualized basis) not to exceed .45% for Class J shares.

169

NOTES TO FINANCIAL STATEMENTS
Principal Investors Fund, Inc.
October 31, 2007
4. Management Agreement and Transactions with Affiliates (Continued)
Sales Charges. Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class J share redemptions. The charge for Class J shares is 1% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase.
From November 1, 2006 through January 12, 2007, Princor Financial Services Corporation, as the former principal underwriter, received proceeds of any CDSC on certain Class A and Class B share redemptions of the Principal Funds. The charge for Class A shares was .75% (.25% for LargeCap S&P 500 Index Fund, Short-Term Bond Fund, and Ultra Short Bond Fund) of the lesser of current market value or the cost of the shares redeemed. The charge for Class B shares was based on declining rates which began at 4.00% of the lesser of current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retained sales charges on sales of Class A shares based on declining rates which began at 1.00% for Ultra Short Bond Fund, 1.50% for LargeCap S&P 500 Index Fund and Short-Term Bond Fund, 4.75% for Bond & Mortgage Securities Fund, Government & High Quality Bond Fund, Inflation Protection Fund, and Preferred Securities Fund and 5.75% for all other Principal Funds. Prior to the Reorganization, WM Funds Distributor, Inc., received proceeds of any CDSC on Class A, Class B, and Class C redemptions and retained sales charges on sales of Class A shares of the Reorganized Funds.
Beginning January 16, 2007, Principal Funds Distributor, Inc., as the new principal underwriter, began receiving proceeds of any CDSC on certain Class A, Class B, and Class C share redemptions. The charge for Class A shares is 1% (.50% for the Short-Term Bond Fund and Short-Term Income Fund;         .25% for the LargeCap S&P 500 Index Fund and Ultra Short Bond Fund) of the lesser of current market value or the cost of the shares redeemed. The charge for Class B shares is based on declining rates which begin at 5% of the lesser of current market value or the cost or shares being redeemed. The charge for Class C shares is 1% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. Principal Funds Distributor, Inc. also retains sales charges on sales of Class A shares based on declining rates which begin at 1.00% for Ultra Short Bond Fund, 1.50% for LargeCap S&P Index Fund, 2.50% for Short-Term Bond Fund and Short Term Income Fund, 4.50% for Bond & Mortgage Securities Fund, California Insured Intermediate Municipal Fund, California Municipal Fund, Government & High Quality Bond Fund, High Yield Fund II, Income Fund, Inflation Protection Fund, Mortgage Securities Fund, Preferred Securities Fund, and Tax-Exempt Bond Fund I, and 5.50% for all other Funds (except Money Market Fund which does not carry a sales charge). The aggregate amounts of these charges retained by Princor Financial Services Corporation and Principal Funds Distributor, Inc. for the year ended October 31, 2007, were as follows (in thousands):

	Class A	Class B	Class C	Class J
Bond & Mortgage Securities Fund	$327	$46	$—	$63
California Insured Intermediate Municipal Fund	24	—	—	N/A
California Municipal Fund	119	—	—	N/A
Disciplined LargeCap Blend Fund	179	26	2	N/A
Diversified International Fund	925	49	5	82
Equity Income Fund I	1,318	85	46	N/A
Global Real Estate Securities Fund	1	N/A	—	N/A
Government & High Quality Bond Fund	242	76	1	19
High Yield Fund II	283	5	48	N/A
Income Fund	67	5	5	N/A
Inflation Protection Fund	21	N/A	—	3
International Emerging Markets Fund	561	22	2	60
International Growth Fund	1	N/A	—	22
LargeCap Growth Fund	488	43	1	14
LargeCap S&P500 Index Fund	89	N/A	1	63
LargeCap Value Fund	374	30	—	25
MidCap Blend Fund	846	94	1	48
MidCap Stock Fund	118	4	2	N/A
Money Market Fund	9	19	14	149
Mortgage Securities Fund	12	—	1	N/A
Partners LargeCap Blend Fund	339	47	—	61
Partners LargeCap Blend Fund I	208	30	—	14
Partners LargeCap Growth Fund I	164	18	—	17
Partners LargeCap Growth Fund II	12	N/A	—	8
Partners LargeCap Value Fund	261	35	—	34
Partners MidCap Growth Fund	132	21	—	12
Partners MidCap Growth Fund I	36	N/A	—	N/A
Partners MidCap Value Fund	91	2	—	21
Partners SmallCap Growth Fund II	103	17	—	12
Preferred Securities Fund	92	N/A	2	7
Real Estate Securities Fund	577	51	4	51
Short-Term Bond Fund	91	N/A	—	20
Short-Term Income Fund	7	N/A	1	N/A
SmallCap Blend Fund	294	27	—	33
SmallCap Growth Fund	42	—	—	9
SmallCap Value Fund	164	4	1	22
Tax-Exempt Bond Fund I	101	14	2	N/A
Ultra Short Bond Fund	26	N/A	1	3
West Coast Equity Fund	256	13	4	N/A
Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), eight years after purchase.

170

NOTES TO FINANCIAL STATEMENTS
Principal Investors Fund, Inc.
October 31, 2007
4. Management Agreement and Transactions with Affiliates (Continued)
At October 31, 2007, Principal Life Insurance Company (an affiliate of the Manager), Princor Financial Services Corporation, and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Funds as follows (amounts in thousands):

	Advisors	Advisors
	Select	Signature	Class A	Class C	Institutional	Preferred	Select
Bond & Mortgage Securities Fund	—	—	385	—	307	—	—
Disciplined LargeCap Blend Fund	—	—	—	1	—	—	—
Diversified International Fund	—	—	—	—	3,441	—	—
Global Real Estate Securities Fund	N/A	N/A	150	150	200	N/A	N/A
Government & High Quality Bond Fund	—	—	130	1	1	—	—
Inflation Protection Fund	—	—	—	1	—	—	—
International Growth Fund	—	—	1	1	—	—	—
LargeCap Growth Fund	—	—	—	—	7,919	—	—
LargeCap Value Fund	—	—	—	1	6,375	—	—
MidCap Blend Fund	—	—	—	—	1	—	—
Money Market Fund	—	—	32,693	10	33,333	—	—
Partners LargeCap Blend Fund	—	—	—	1	—	—	—
Partners LargeCap Blend Fund I	—	—	—	1	1	—	—
Partners LargeCap Growth Fund I	—	—	—	1	—	—	—
Partners LargeCap Growth Fund II	—	—	—	1	—	2	2
Partners LargeCap Value Fund	—	—	—	1	—	—	—
Partners MidCap Growth Fund	—	—	—	1	—	—	—
Partners MidCap Growth Fund I	—	—	—	1	—	—	—
Partners MidCap Value Fund	—	—	—	1	—	—	—
Partners SmallCap Growth Fund II	—	—	—	1	—	—	—
Preferred Securities Fund	1	—	—	1	—	1	1
Short-Term Bond Fund	—	1	712	1	—	—	—
SmallCap Blend Fund	—	—	—	1	2,330	—	—
SmallCap Growth Fund	—	1	—	1	—	—	—
SmallCap Value Fund	—	—	—	1	—	—	—
Ultra Short Bond Fund	—	1	—	—	—	—	1
Affiliated Brokerage Commissions. With respect to Bond & Mortgage Securities Fund and Preferred Securities Fund, $101,652 and $423,720 of brokerage commissions were paid, respectively, to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended October 31, 2007. Brokerage commissions were paid to affiliates of sub-advisors as follows (in thousands):

Year Ended
October 31, 2007
Partners MidCap Growth Fund I	$5
Partners MidCap Value Fund	141
Partners SmallCap Growth Fund II	11

171

NOTES TO FINANCIAL STATEMENTS
Principal Investors Fund, Inc.
October 31, 2007
5. Investment Transactions
For the year ended October 31, 2007, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts shown in thousands):

	Purchases	Sales
Bond & Mortgage Securities Fund	$8,603,374	$7,746,288
California Insured Intermediate Municipal Fund	30,492	51,263
California Municipal Fund	266,399	245,980
Disciplined LargeCap Blend Fund	3,796,940	3,805,713
Diversified International Fund	2,511,681	2,473,907
Equity Income Fund I	3,801,440	3,546,515
Global Real Estate Securities	5,488	372
Government & High Quality Bond Fund	1,307,231	1,321,368
High Yield Fund II	1,155,283	670,923
Income Fund	118,101	165,086
Inflation Protection Fund	391,466	81,917
International Emerging Markets Fund	1,829,824	1,198,121
International Growth Fund	3,001,649	2,308,941
LargeCap Growth Fund	4,250,043	4,175,629
LargeCap S&P500 Index Fund	174,677	57,855
LargeCap Value Fund	827,232	783,987
MidCap Blend Fund	267,110	301,040
MidCap Stock Fund	226,972	371,140
Mortgage Securities Fund	204,453	241,855
Partners LargeCap Blend Fund	551,924	539,563
Partners LargeCap Blend Fund I	1,201,481	694,883
Partners LargeCap Growth Fund I	1,192,905	703,466
Partners LargeCap Growth Fund II	1,053,415	1,212,634
Partners LargeCap Value Fund	898,388	760,418
Partners MidCap Growth Fund	876,429	814,333
Partners MidCap Growth Fund I	372,409	345,348
Partners MidCap Value Fund	1,089,747	1,089,072
Partners SmallCap Growth II	405,102	424,712
Preferred Securities Fund	490,625	219,946
Real Estate Securities Fund	1,293,462	1,440,846
Short-Term Bond Fund	153,541	88,683
Short-Term Income Fund	52,180	76,947
SmallCap Blend Fund	206,767	221,857
SmallCap Growth Fund	398,467	402,627
SmallCap Value Fund	748,967	669,828
Tax-Exempt Bond Fund I	146,271	161,532
Ultra Short Bond Fund	95,591	144,122
West Coast Equity Fund	311,437	582,820
For the year ended October 31, 2007 , the cost of U.S. government securities purchased and proceeds from U.S government securities sold (not including short-term investments) by the Funds were as follows (amounts shown in thousands):

	Purchases	Sales
Bond & Mortgage Securities Fund	$417,344	$423,969
Equity Income Fund I	37,220	82,283
Government & High Quality Bond Fund	40,549	32,297
High Yield Fund II	20,039	10,094
Income Fund	58,006	25,184
Inflation Protection Fund	379,552	271,940
Mortgage Securities Fund	19,895	45,095
Short-Term Bond Fund	44,531	27,517
Short-Term Income Fund	10,009	7,099
Ultra Short Bond Fund	992	—
West Coast Equity Fund	9,550	8,875
The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The securities purchased on a TBA or when-issued basis are identified as such in the Funds’ schedules of investments.
Certain of the Funds have entered into mortgage-dollar-roll transactions, in which the Funds sell mortgage-backed securities and simultaneously agree to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Funds forgo principal and interest paid on the securities, and are compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Funds treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Funds’ portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.
Foreign Currency Contracts. At October 31, 2007, certain of the Funds owned forward contracts to buy or sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The foreign currency contracts outstanding as of October 31, 2007 are included in the schedules of investments.

172

NOTES TO FINANCIAL STATEMENTS
Principal Investors Fund, Inc.
October 31, 2007
6. Federal Tax Information
Distributions to Shareholders. The federal income tax character of distributions paid for years ended October 31, 2007 and October 31, 2006 were as follows (amounts in thousands):

					Long-Term
	Ordinary Income		Tax-Exempt Income**		Capital Gain^		Section 1250 Gains
	2007	2006	2007	2006	2007	2006	2007	2006
Bond & Mortgage Securities Fund	$120,154	$78,237	$—	$—	$—	$—	$—	$—
California Insured Intermediate Municipal Fund*	—	—	3,133	3,593	93	300	—	—
California Municipal Fund*	1	242	16,057	15,983	2,471	4,902	—	—
Disciplined LargeCap Blend Fund	11,432	13,684	—	—	23,879	1,016	—	—
Diversified International Fund	26,722	7,532	—	—	52,561	14,539	—	—
Equity Income Fund I	70,881	55,019	—	—	196,339	82,534	—	—
Global Real Estate Securities Fund	—	N/A	—	N/A	—	N/A	—	N/A
Government & High Quality Bond Fund	16,284	15,725	—	—	—	—	—	—
High Yield Fund II	115,516	65,500	—	—	24,846	—	—	—
Income Fund	69,599	69,370	—	—	—	—	—	—
Inflation Protection Fund	17,260	4,904	—	—	—	—	—	—
International Emerging Markets Fund	21,464	11,978	—	—	8,482	3,495	—	—
International Growth Fund	61,780	39,842	—	—	77,467	32,702	—	—
LargeCap Growth Fund	4,154	383	—	—	12,172	—	—	—
LargeCap S&P500 Index Fund	11,671	7,665	—	—	3,039	3,073	—	—
LargeCap Value Fund	11,030	13,042	—	—	34,028	6,472	—	—
MidCap Blend Fund	15,260	3,582	—	—	63,223	35,713	—	—
MidCap Stock Fund	9,781	19,163	—	—	41,972	50,638	—	—
Money Market Fund	98,162	27,165	—	—	—	—	—	—
Mortgage Securities Fund	82,101	86,165	—	—	—	—	—	—
Partners LargeCap Blend Fund	25,065	20,506	—	—	30,246	19,722	—	—
Partners LargeCap Blend Fund I	1,893	608	—	—	—	737	—	—
Partners LargeCap Growth Fund I	13,545	15,625	—	—	45,889	20,735	—	—
Partners LargeCap Growth Fund II	31,808	5,393	—	—	26,325	4,221	—	—
Partners LargeCap Value Fund	38,659	24,895	—	—	114,676	63,956	—	—
Partners MidCap Growth Fund	1,273	—	—	—	13,170	3,001	—	—
Partners MidCap Growth Fund I	10,426	9,209	—	—	21,153	6,277	—	—
Partners MidCap Value Fund	24,120	11,474	—	—	34,958	38,222	—	—
Partners SmallCap Growth Fund II	—	1,179	—	—	46,563	24,137	—	—
Preferred Securities Fund	41,009	26,080	—	—	—	—	—	—
Real Estate Securities Fund	11,143	13,245	—	—	100,584	20,745	2,768	748
Short-Term Bond Fund	12,646	9,060	—	—	—	—	—	—
Short-Term Income Fund	9,954	9,832	—	—	—	—	—	—
SmallCap Blend Fund	1,561	2,005	—	—	25,794	14,845	—	—
SmallCap Growth Fund	110	493	—	—	1,970	1,515	—	—
SmallCap Value Fund	7,198	7,185	—	—	4,780	2,185	—	—
Tax-Exempt Bond Fund I	1	240	12,603	8,322	550	3,715	—	—
Ultra Short Bond Fund	11,512	9,936	—	—	44	—	—	—
West Coast Equity Fund	11,204	6,859	—	—	42,580	38,884	—	—

*	In addition to the distributions shown above, California Insured Intermediate Municipal Fund and California Municipal Fund had return of capital distributions of $18,000 and $80,000, respectively.

**	The funds designate these distributions as exempt interest per IRC Sec. 852(b)(5).

^	The funds designate these distributions as long-term capital gain dividends per IRC code Sec.852(b)(3)(C).
The acquisitions of WM California Insured Intermediate Municipal Fund, WM California Municipal Fund, WM Equity Income Fund, WM High Yield Fund, WM Income Fund, WM Mid Cap Stock Fund, WM U.S. Government Securities Fund, WM Short Term Income Fund, WM Tax Exempt Bond Fund, and WM West Coast Equity Fund, by corresponding series of Principal Investors Fund, Inc. constitute reorganizations under Internal Revenue Code Section 368(a)(1)(F). Distributions shown include the respective Acquired Fund distributions prior to the reorganizations.
For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

173

NOTES TO FINANCIAL STATEMENTS
Principal Investors Fund, Inc.
October 31, 2007
6. Federal Tax Information (Continued)
Distributable Earnings. As of October 31, 2007, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed	Undistributed	Undistributed
	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Section 1250 Gains
Bond & Mortgage Securities Fund*	$1,455	$—	$—	$—
California Insured Intermediate Municipal Fund	—	—	—	—
California Municipal Fund	—	—	—	—
Disciplined LargeCap Blend Fund	27,219	—	415,102	—
Diversified International Fund*	95,624	—	229,057	—
Equity Income Fund I	132,589	—	259,583	—
Global Real Estate Securities Fund	45	—	—	—
Government & High Quality Bond Fund	12	—	—	—
High Yield Fund II	6,405	—	38,009	—
Income Fund	315	—	—	—
Inflation Protection Fund	1,655	—	—	—
International Emerging Markets Fund	177,393	—	55,662	—
International Growth Fund	90,382	—	127,095	—
LargeCap Growth Fund*	6,881	—	119,560	—
LargeCap S&P 500 Index Fund	13,984	—	10,196	—
LargeCap Value Fund	20,087	—	57,150	—
MidCap Blend Fund	12,487	—	73,738	—
MidCap Stock Fund	13,653	—	94,502	—
Mortgage Securities Fund	1,091	—	—	—
Partners LargeCap Blend Fund	29,924	—	68,603	—
Partners LargeCap Blend Fund I	8,194	—	22,775	—
Partners LargeCap Growth Fund I*	18,510	—	62,121	—
Partners LargeCap Growth Fund II	51,321	—	48,667	—
Partners LargeCap Value Fund	59,564	—	137,764	—
Partners MidCap Growth Fund*	1,195	—	46,708	—
Partners MidCap Growth Fund I	18,289	—	17,165	—
Partners MidCap Value Fund	43,701	—	29,724	—
Partners SmallCap Growth Fund II*	6,786	—	30,683	—
Preferred Securities Fund	748	—	—	—
Real Estate Securities Fund	25,576	—	349,514	2,611
Short-Term Bond Fund	118	—	—	—
Short-Term Income Fund	75	—	—	—
SmallCap Blend Fund	7,829	—	20,333	—
SmallCap Growth Fund*	—	—	24,055	—
SmallCap Value Fund	16,596	—	28,180	—
Tax-Exempt Bond Fund I	219	13	—	—
Ultra Short Bond Fund	65	—	—	—
West Coast Equity Fund	7,937	—	123,748	—

*	Distributable earnings reflect certain limitations imposed by Sections 381-384 of the Internal Revenue Code.
Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At October 31, 2007, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

	Net Capital Loss Carryforward Expiring In:
									Annual
	2008	2009	2010	2011	2012	2013	2014	2015	Limitations*
Bond & Mortgage Securities Fund	$4,778	$1,281	$—	$—	$—	$2,386	$6,971	$5,293	$902
Disciplined LargeCap Blend Fund	—	—	—	—	—	—	—	—	—
Diversified International Fund	—	398	1,183	451	1	—	—	—	963
Government & High Quality Bond Fund	—	1,635	2,118	3,143	525	1,535	4,014	1,820	—
Income Fund	—	—	3,959	2,668	892	—	2,000	2,165	—
Inflation Protection Fund	—	—	—	—	—	—	1,338	4,175	—
LargeCap Growth Fund	—	95,507	2,654	15,679	—	—	—	—	548
Mortgage Securities Fund	1,967	—	852	6,859	7,815	5,054	7,755	3,147	—
Partners LargeCap Growth Fund I	—	5,526	—	115	296	—	—	—	2,763
Partners MidCap Growth Fund	—	1,262	580	—	—	—	—	—	1,304
Partners SmallCap Growth Fund II	306	112	—	—	—	—	—	—	306
Preferred Securities Fund	—	—	—	—	3,453	716	675	4,022	—
Short-Term Bond Fund	197	895	—	1,572	2,029	1,226	2,068	1,597	—
Short-Term Income Fund	1,103	381	1,139	684	241	—	431	240	—
SmallCap Growth Fund	—	—	1,627	—	—	—	—	—	542

*	In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund’s losses have been subjected to an annual limitation.

174

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (0.00%)
Independent Power Producer (0.00%)
Dynegy Inc (a)	99	$1

TOTAL COMMON STOCKS		$1

PREFERRED STOCKS (2.42%)
Cable TV (0.07%)
Comcast Corp — 6.625%	39,900	927
Comcast Corp — 7.00%	35,900	889

		1,816

Commercial Banks (0.20%)
ASBC Capital I	11,600	288
BancorpSouth Capital Trust I	6,800	171
Barclays Bank PLC (a)	49,100	1,242
Compass Capital III	19,800	498
Royal Bank of Scotland Group PLC — Series L	31,097	655
Royal Bank of Scotland Group PLC — Series P	3,000	68
Royal Bank of Scotland Group PLC — Series Q	4,164	103
Royal Bank of Scotland Group PLC — Series R	18,000	398
Royal Bank of Scotland Group PLC — Series S (b)	17,000	402
Royal Bank of Scotland Group PLC — Series T (a)(b)	9,900	252
VNB Capital Trust I (b)	26,222	660
Zions Capital Trust B	15,600	396

		5,133

Diversified Financial Services (0.14%)
Citigroup Capital IX (b)	6,100	136
Citigroup Capital X	2,000	45
Citigroup Capital XI	13,200	291
Citigroup Capital XIX (a)	57,500	1,488
Citigroup Capital XVI	4,000	94
General Electric Capital Corp 6.000%	50,600	1,229
General Electric Capital Corp 6.100%	1,900	47
General Electric Capital Corp 6.450% (b)	9,500	243

		3,573

Electric — Integrated (0.20%)
Alabama Power Co Series 07-B	59,400	1,458
FPL Group Capital Inc (a)(b)	72,800	1,889
Georgia Power Co — 5.90%	6,400	150
Georgia Power Co — 6.375%	7,700	198
Gulf Power Co	2,300	53
Indiana Michigan Power Co	600	15
PPL Capital Funding Inc (b)	20,400	492
PPL Energy Supply LLC	29,700	747

		5,002

Fiduciary Banks (0.04%)
BNY Capital V	45,500	1,046

Finance — Consumer Loans (0.05%)
HSBC Finance Corp 6.875% (b)	52,700	1,320

Finance — Credit Card (0.01%)
Capital One Capital II	12,400	296

Finance — Investment Banker & Broker (0.20%)
Bear Stearns Capital Trust III	15,800	395
JP Morgan Chase Capital XI	16,700	360
JP Morgan Chase Capital XII	4,800	112
JP Morgan Chase Capital XII	22,400	508
Lehman Brothers Holdings Capital Trust Series L	2,000	45
Lehman Brothers Holdings Capital Trust Series M	14,600	309
Lehman Brothers Holdings Capital Trust Series N	3,200	71
Merrill Lynch Capital Trust III (b)	51,400	1,296
Morgan Stanley Capital Trust III	13,400	300
Morgan Stanley Capital Trust IV	62,400	1,391
Morgan Stanley Capital Trust V	3,900	81
Morgan Stanley Capital Trust VII	2,000	47

		4,915

Finance — Mortgage Loan/Banker (0.00%)
Countrywide Capital 7.00%	4,000	71
Countrywide Financial Corp	500	9

		80

Finance — Other Services (0.05%)
ABN AMRO Capital Funding Trust VII	50,500	1,099
National Rural Utilities Cooperative Finance Corp 6.100%	4,200	93
National Rural Utilities Cooperative Finance Corp 6.750%	3,900	95

		1,287

Financial Guarantee Insurance (0.00%)
Financial Security Assurance Holdings Ltd 6.875%	1,100	27

Investment Companies (0.03%)
Allied Capital Corp	29,000	654

Investment Management & Advisory Services (0.02%)
Deutsche Bank Contingent Capital Trust	25,700	616

Life & Health Insurance (0.11%)
Delphi Financial Group Inc — 7.376%	9,100	200
Delphi Financial Group Inc — 8.000%	21,200	531
Lincoln National Capital VI	2,000	49
Lincoln National Corp	3,400	83
PLC Capital Trust III	30,900	778
PLC Capital Trust IV	7,400	184
PLC Capital Trust V	22,400	493
See accompanying notes

175

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

PREFERRED STOCKS (continued)
Life & Health Insurance (continued)
Protective Life Corp	15,400	$385
Torchmark Capital Trust III	1,300	33

		2,736

Money Center Banks (0.03%)
Fleet Capital Trust IX	1,900	43
Santander Finance Preferred SA Uniperso 6.80% (c)	26,000	609
UBS Preferred Funding Trust IV	4,900	121

		773

Multi-Line Insurance (0.21%)
Aegon NV — 6.375%	22,200	510
Aegon NV — 6.5%	5,700	132
Aegon NV — 6.875%	26,000	637
Aegon NV — 7.25% (a)	23,439	592
American International Group Inc	67,600	1,593
ING Groep NV 6.375%	12,600	289
ING Groep NV 7.05%	1,200	30
ING Groep NV 7.20%	12,300	308
ING Groep NV 7.375% (a)	49,200	1,252

		5,343

Multimedia (0.03%)
Viacom Inc	25,400	616

Property & Casualty Insurance (0.08%)
Berkley W R Capital Trust	64,900	1,516
Markel Corp	20,000	512

		2,028

Regional Banks (0.38%)
BAC Capital Trust IV	4,300	94
BAC Capital Trust V	18,800	418
BAC Capital Trust VIII	68,200	1,530
Fifth Third Capital Trust V (b)	72,400	1,833
KeyCorp Capital IX	59,600	1,405
Keycorp Capital V	21,700	446
National City Capital Trust II	24,100	520
PNC Capital Trust D	36,500	824
USB Capital VI	9,600	205
USB Capital VII	9,600	209
USB Capital X	100	2
USB Capital XI	5,600	134
Wachovia Capital Trust IV	1,000	23
Wachovia Capital Trust IX	6,000	137
Wachovia Corp	8,700	225
Wells Fargo Capital IX	3,000	64
Wells Fargo Capital VII	14,600	321
Wells Fargo Capital VIII	1,500	32
Wells Fargo Capital XI	45,600	1,058

		9,480

Reinsurance (0.05%)
Everest Re Capital Trust 6.20%	4,500	$96
Everest Re Capital Trust 7.85%	2,500	63
PartnerRe Ltd — Series C	6,900	162
PartnerRe Ltd — Series D	9,300	211
RenaissanceRe Holdings Ltd — Series C	4,800	95
RenaissanceRe Holdings Ltd — Series D	24,200	520

		1,147

REITS — Apartments (0.03%)
BRE Properties Inc — Series C	19,800	442
BRE Properties Inc — Series D	2,600	57
Equity Residential	3,000	66
UDR Inc	5,600	126

		691

REITS — Diversified (0.09%)
Duke Realty Corp — Series L	54,600	1,219
Duke Realty Corp — Series M	6,000	141
PS Business Parks Inc — Series H	20,000	447
PS Business Parks Inc — Series I	1,400	31
PS Business Parks Inc — Series P	14,900	327
PS Business Parks Inc Series M	6,000	140

		2,305

REITS — Shopping Centers (0.11%)
Kimco Realty Corp (a)	36,399	922
Weingarten Realty Investors	84,500	1,877

		2,799

REITS — Single Tenant (0.02%)
Realty Income Corp Series D	20,700	480
REITS — Storage (0.01%)
Public Storage Inc 6.625%; Series M	8,800	196
Public Storage Inc 6.95%; Series H	2,900	67

		263

REITS — Warehouse & Industrial (0.08%)
AMB Property Corp; Series P	80,400	1,873
First Industrial Realty Trust Inc	1,400	34

		1,907

Sovereign Agency (0.03%)
Tennessee Valley Authority — Series A	19,000	449
Tennessee Valley Authority — Series D	10,600	246

		695

Special Purpose Entity (0.10%)
Citigroup Capital XVII	1,900	44
Corporate-Backed Trust Certificates — Series PRU	9,400	207
Corporate-Backed Trust Certificates Series GS	900	21
CORTS Trust for AIG	1,700	38
CORTS Trust for Aon Capital	2,500	62
See accompanying notes

176

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

PREFERRED STOCKS (continued)
Special Purpose Entity (continued)
CORTS Trust for First Union Institutional Capital I 8.20%	17,800	$484
CORTS Trust for General Electric Capital	2,000	47
CORTS Trust for Goldman Sachs Capital I	2,000	43
CORTS Trust for SunAmerica	6,900	165
Merrill Lynch Capital Trust I	3,900	87
National City Capital Trust IV (a)	25,500	643
PreferredPlus TR-CCR1; 6.00%	1,500	33
PreferredPlus Trust GSC-3	22,700	488
SATURNS — Series AIG	2,900	65
SATURNS — Series CSFB; 6.25%	3,500	81
SATURNS — Series GS	2,100	44
SATURNS — Series GS4; 6.000%	2,400	51

		2,603

Telephone — Integrated (0.03%)
AT&T Inc 6.375%	25,300	609
Verizon New England Inc	5,800	148

		757

Television (0.02%)
CBS Corp 6.75%	26,100	615

TOTAL PREFERRED STOCKS		$61,003

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (85.01%)
Advertising Agencies (0.04%)
Interpublic Group of Cos Inc
6.25%, 11/15/2014	$1,000	910

Advertising Services (0.06%)
RH Donnelley Corp
8.88%, 10/15/2017 (c)(d)	1,590	1,590

Aerospace & Defense Equipment (0.30%)
GenCorp Inc
9.50%, 8/15/2013	1,410	1,473
Goodrich Corp
6.80%, 7/ 1/2036	2,270	2,477
Sequa Corp
9.00%, 8/ 1/2009	3,445	3,695

		7,645

Agricultural Chemicals (0.02%)
Terra Capital Inc
7.00%, 2/1/2017	450	450

Agricultural Operations (0.30%)
Bunge Ltd Finance Corp
4.38%, 12/15/2008	7,564	7,503

Airlines (0.35%)
American Airlines Inc
7.25%, 2/ 5/2009	$3,150	$3,154
Continental Airlines Inc
5.98%, 4/19/2022	1,870	1,838
Delta Air Lines Inc/Old
7.11%, 9/18/2011	1,000	1,021
Northwest Airlines Inc
7.03%, 11/1/2019 (b)	1,250	1,262
Southwest Airlines Co
6.15%, 8/1/2022 (d)	1,530	1,549

		8,824

Apparel Manufacturers (0.05%)
Phillips-Van Heusen
8.13%, 5/1/2013	750	769
7.75%, 11/15/2023	475	486

		1,255

Appliances (0.06%)
Whirlpool Corp
6.19%, 6/15/2009 (e)	1,600	1,603

Asset Backed Securities (6.50%)
Ameriquest Mortgage Securities Inc
5.17%, 3/25/2035 (e)	322	314
5.10%, 7/25/2035 (e)	453	451
Carrington Mortgage Loan Trust
5.15%, 12/25/2035 (e)	6,172	6,124
Chase Funding Mortgage Loan Asset-Backed Certificates
5.17%, 7/25/2033 (e)(f)	4,738	4,694
5.37%, 9/25/2033 (e)	1,063	1,045
5.10%, 12/25/2033 (e)	73	73
CNH Equipment Trust
5.59%, 6/15/2010 (e)(f)	4,275	4,277
5.32%, 2/15/201l (e)	1,661	1,662
CNH Wholesale Master Note Trust
5.49%, 6/15/201l (e)	650	650
Countrywide Asset-Backed Certificates
5.94%, 1/25/2034 (e)	50	45
5.39%, 6/25/2035 (e)	2,800	2,648
5.53%, 12/25/2035 (e)	2,600	2,144
5.16%, 2/25/2036 (e)(f)	11,200	10,966
5.12%, 4/25/2036 (e)(f)	11,150	10,883
5.03%, 2/25/2037 (e)(f)	7,775	7,533
5.04%, 6/25/2037 (e)	4,032	3,724
5.00%, 11/25/2037 (e)	5,320	5,141
Countrywide Home Equity Loan Trust
5.32%, 12/15/2035 (e)	1,448	1,433
5.29%, 5/15/2036 (e)(f)	5,554	5,318
First Franklin Mortgage Loan Asset Backed Certificates
5.25%, 10/25/2034 (e)(f)	66	64
4.94%, 3/25/2036 (e)(f)	3,179	3,163
See accompanying notes

177

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Asset Backed Securities (continued)
First-Citizens Home Equity Loan LLC
5.30%, 9/15/2022 (c)(e)	$1,347	$1,320
Ford Credit Floorplan Master Owner Trust
5.54%, 6/15/201l (e)	2,515	2,489
GMAC Mortgage Corp Loan Trust
5.05%, 8/25/2035 (e)	2,225	2,170
5.08%, 11/25/2036 (e)(f)	16,005	15,511
Great America Leasing Receivables
5.39%, 9/15/201l (c)	1,295	1,299
Indymac Residential Asset Backed Trust
5.06%, 4/25/2037 (e)(f)	2,000	1,931
JP Morgan Mortgage Acquisition Corp
5.04%, 4/25/2036 (e)(f)	4,850	4,731
5.45%, 11/25/2036	6,230	6,136
4.95%, 12/25/2036 (e)	3,389	3,353
4.95%, 3/25/2037 (e)	3,679	3,616
5.02%, 3/25/2037 (e)	3,820	3,634
5.03%, 5/ 1/2037 (e)(f)	7,850	7,224
Long Beach Mortgage Loan Trust
5.40%, 6/25/2034 (e)	450	426
5.37%, 2/25/2035 (e)	3,000	2,732
5.02%, 7/25/2036 (e)	6,660	6,325
4.98%, 10/25/2036 (e)(f)	2,625	2,561
5.04%, 12/25/2036 (e)	2,175	2,005
Marriott Vacation Club Owner Trust
5.52%, 5/20/2029 (c)(e)	2,202	2,198
Merrill Lynch Mortgage Investors Inc
5.10%, 7/25/2036 (e)	690	679
Morgan Stanley ABS Capital I
5.05%, 2/25/2036 (e)	1,675	1,613
MSDWCC Heloc Trust
5.06%, 7/25/2017 (e)	686	673
Ownit Mortgage Loan Asset Backed Certificates
5.17%, 8/25/2036 (e)	1,410	1,396
Popular ABS Mortgage Pass-Through Trust
5.14%, 5/25/2035 (e)(f)	1,507	1,419
5.13%, 1 1/25/2035 (e)	3,355	3,306
Residential Asset Mortgage Products Inc
5.14%, 7/25/2035 (e)	1,756	1,731
SACO I Inc
5.01%, 9/25/2036 (e)	1,474	1,335
Saxon Asset Securities Trust
5.39%, 3/25/2035 (e)	2,500	2,300
Swift Master Auto Receivables Trust
5.19%, 6/15/2012 (e)	3,300	3,257
Wells Fargo Home Equity Trust
4.97%, 3/25/2037 (e)	3,893	3,858

		163,580

Auto — Car & Light Trucks (0.36%)
Daimler Finance North America LLC
4.75%, 1/15/2008	75	75
5.89%, 10/31/2008 (e)(f)	3,500	3,499
6.13%, 3/13/2009 (e)(f)	2,675	2,675
5.75%, 9/8/2011	2,000	2,038
General Motors Corp
7.13%, 7/15/2013 (b)	700	649

		8,936

Auto/Truck Parts & Equipment — Original (0.18%)
American Axle & Manufacturing Inc
7.88%, 3/1/2017	1,000	975
Stanadyne Corp
10.00%, 8/15/2014	375	380
Tenneco Inc
10.25%, 7/15/2013	1,000	1,079
Titan International Inc
8.00%, 1/15/2012	700	700
TRW Automotive Inc
7.25%, 3/15/2017 (c)	1,000	974
United Components Inc
9.38%, 6/15/2013	500	510

		4,618

Auto/Truck Parts & Equipment — Replacement (0.05%)
Allison Transmission
11.00%, 11/1/2015 (b)(c)	1,250	1,273

Automobile Sequential (1.46%)
AmeriCredit Automobile Receivables Trust
5.82%, 4/6/2012 (e)	1,815	1,802
Capital Auto Receivables Asset Trust
5.24%, 11/15/2008 (e)	2,562	2,563
3.92%, 11/16/2009	2,000	1,986
5.32%, 3/15/2010 (e)	5,390	5,380
5.47%, 6/15/2010 (e)	1,070	1,071
5.52%, 3/15/201l (e)	3,445	3,467
Capital One Auto Finance Trust
5.13%, 10/15/2012 (e)	4,355	4,302
Ford Credit Auto Owner Trust
5.30%, 6/15/2012	3,095	3,085
5.60%, 10/15/2012	1,315	1,329
5.69%, 11/15/2012 (e)(g)	905	905
Hyundai Auto Receivables Trust
5.49%, 1/17/2012 (e)	1,840	1,841
WFS Financial Owner Trust
3.93%, 2/17/2012 (f)	7,117	7,073
4.50%, 5/17/2013	1,960	1,952

		36,756

Beverages — Non-Alcoholic (0.26%)
Bottling Group LLC
4.63%, 11/15/2012	110	108
Coca-Cola HBC Finance BV
5.13%, 9/17/2013	345	337
See accompanying notes

178

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Beverages — Non-Alcoholic (continued)
Cott Beverages USA Inc
8.00%, 12/15/2011	$1,000	$968
Panamerican Beverages Inc
7.25%, 7/11/2009	4,000	4,136
PepsiAmericas Inc
5.75%, 7/31/2012	1,070	1,090

		6,639

Beverages — Wine & Spirits (0.15%)
Constellation Brands Inc
7.25%, 5/15/2017 (c)	1,150	1,147
Diageo Finance BV
5.32%, 3/30/2009 (e)(f)	2,600	2,606

		3,753

Brewery (0.12%)
Cia Brasileira de Bebidas
10.50%, 12/15/2011 (b)	610	717
Coors Brewing Co
6.38%, 5/15/2012	72	76
SABMiller PLC
5.53%, 7/11/2009 (c)(e)	2,165	2,173

		2,966

Broadcasting Services & Programming (0.17%)
Clear Channel Communications Inc
4.63%, 1/15/2008	2,300	2,288
4.25%, 5/15/2009	1,375	1,323
Fisher Communications Inc
8.63%, 9/15/2014	750	775

		4,386

Building & Construction — Miscellaneous (0.03%)
Dycom Industries Inc
8.13%, 10/15/2015	830	845

Building & Construction Products - Miscellaneous (0.13%)
CRH America Inc
6.00%, 9/30/2016	1,750	1,724
6.40%, 10/15/2033	545	511
Interline Brands Inc
8.13%, 6/15/2014	1,150	1,147

		3,382

Building Products — Cement & Aggregate (0.36%)
C8 Capital SPV Ltd
6.64%, 12/29/2049 (b)(c)(e)	4,295	4,187
Martin Marietta Materials Inc
5.13%, 4/30/2010 (e)	4,520	4,469
US Concrete Inc
8.38%, 4/1/2014	500	455

		9,111

Building Products — Wood (0.10%)
Masco Corp
6.00%, 3/12/2010 (e)	1,335	1,312
Norbord Inc
8.13%, 3/20/2008	1,200	1,211

		2,523

Cable TV (1.25%)
Cablevision Systems Corp
8.00%, 4/15/2012 (b)	1,250	1,222
CCH I Holdings LLC/CCH I Holdings Capital Co
11.00%, 10/1/2015 (b)	1,100	1,064
Charter Communications Operating LLC/Charter Communications Operating Capital
8.38%, 4/30/2014 (c)	650	650
Comcast Corp
5.54%, 7/14/2009 (e)	3,650	3,635
6.30%, 11/15/2017	2,000	2,063
7.05%, 3/15/2033	2,390	2,575
COX Communications Inc
6.25%, 12/14/2007 (e)(f)	4,150	4,153
4.63%, 1/15/2010	805	796
6.75%, 3/15/2011	305	319
7.13%, 10/1/2012	1,225	1,304
4.63%, 6/1/2013	1,000	953
5.50%, 10/1/2015	165	161
6.45%, 12/1/2036 (c)	235	233
CSC Holdings Inc
7.88%, 12/15/2007	1,050	1,051
Echostar DBS Corp
7.00%, 10/1/2013	1,100	1,145
6.63%, 10/1/2014	1,375	1,403
Insight Communications Co Inc
12.25%, 2/15/2011 (e)	1,248	1,289
Kabel Deutschland GmbH
10.63%, 7/1/2014	450	488
Rogers Cable Inc 7.88%, 5/1/2012	2,450	2,662
6.75%, 3/15/2015	3,000	3,130
Unity Media GmbH
10.38%, 2/15/2015 (c)	1,200	1,260

		31,556

Casino Hotels (0.10%)
Harrah’s Operating Co Inc
5.50%, 7/1/2010	1,060	1,023
MGM Mirage
6.75%, 4/1/2013 (b)	1,200	1,170
Turning Stone Resort Casino Enterprise
9.13%, 12/15/2010 (c)	400	408

		2,601

Casino Services (0.04%)
Choctaw Resort Development Enterprise
7.25%, 11/15/2019 (c)	926	903
See accompanying notes

179

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Cellular Telecommunications (1.18%)
America Movil SAB de CV
5.30%, 6/27/2008 (c)(e)(f)	$1,975	$1,973
5.63%, 11/15/2017	5,000	4,952
AT&T Mobility LLC
7.13%, 12/15/2031	905	1,003
Centennial Cellular Corp
10.75%, 12/15/2008	407	407
Dobson Cellular Systems Inc
9.88%, 11/1/2012	1,000	1,082
iPCS Inc
7.48%, 5/1/2013 (e)	575	561
New Cingular Wireless Services Inc
8.13%, 5/1/2012	2,180	2,431
Nextel Communications Inc
5.95%, 3/15/2014	3,125	2,984
Rogers Wireless Inc
7.25%, 12/15/2012	1,000	1,067
8.00%, 12/15/2012	1,330	1,391
6.38%, 3/1/2014	3,185	3,254
Rural Cellular Corp
8.25%, 3/15/2012	1,000	1,043
Vodafone Group PLC
6.03%, 6/15/2011 (e)	1,930	1,922
5.78%, 2/27/2012 (e)(f)	4,000	3,968
6.15%, 2/27/2037	1,640	1,610

		29,648

Chemicals — Diversified (0.47%)
Equistar Chemicals LP/Equistar Funding Corp
10.63%, 5/1/2011	2,257	2,359
Huntsman LLC
11.50%, 7/15/2012	1,515	1,648
ICI Wilmington Inc
5.63%, 12/1/2013	930	937
Ineos Group Holdings Pic
8.50%, 2/15/2016 (b)(c)	525	499
Lyondell Chemical Co
10.50%, 6/1/2013	1,135	1,223
8.00%, 9/15/2014	1,250	1,384
8.25%, 9/15/2016	1,000	1,142
Nova Chemicals Corp
8.48%, 11/15/2013 (e)	1,250	1,228
Phibro Animal Health Corp
10.00%, 8/1/2013 (c)	500	514
Reichhold Industries Inc
9.00%, 8/15/2014 (c)	875	888

		11,822

Chemicals — Specialty (0.16%)
Ferro Corp
9.13%, 1/1/2009	550	560
Hercules Inc
6.75%, 10/15/2029	1,200	1,167
Nalco Co
7.75%, 11/15/2011	1,500	1,526
NewMarket Corp
7.13%, 12/15/2016	750	752

		4,005

Coal (0.10%)
Alpha Natural Resources LLC/ Alpha Natural Resources Capital Corp
10.00%, 6/1/2012	595	634
Arch Western Finance LLC
6.75%, 7/1/2013	500	487
Massey Energy Co
6.88%, 12/15/2013	600	567
Peabody Energy Corp
7.38%, 11/1/2016 (b)	725	754

		2,442

Coatings & Paint (0.08%)
Valspar Corp
5.63%, 5/1/2012	990	988
6.05%, 5/1/2017	1,045	1,055

		2,043

Commercial Banks (1.58%)
BanColombia SA
6.88%, 5/25/2017 (b)	4,080	3,947
Barclays Bank PLC
5.93%, 12/31/2049 (c)(e)	3,575	3,384
BBVA Bancomer SA/Grand Cayman
6.01%, 5/17/2022 (c)(e)	3,575	3,443
BOI Capital Funding No 2 LP
5.57%, 8/29/2049 (c)(e)	1,595	1,466
Commonwealth Bank of Australia
6.02%, 3/15/2036 (c)	1,920	1,850
Credit Agricole SA/London
6.64%, 5/31/2049 (c)(e)	2,140	2,034
Glitnir Banki HF
5.40%, 10/15/2008 (c)(e)	1,500	1,499
HSBC Holdings PLC
5.25%, 12/12/2012	300	298
6.50%, 9/15/2037	3,500	3,468
KeyBank NA
5.51%, 11/3/2009 (e)	2,000	2,004
4.95%, 9/15/2015	190	178
Lloyds TSB Group PLC
6.27%, 11/29/2049 (b)(c)(e)	2,800	2,590
M&I Marshall & Ilsley Bank
5.63%, 12/4/2012 (f)	5,500	5,352
Royal Bank of Scotland Group PLC
5.00%, 10/1/2014	220	213
7.64%, 3/31/2049 (d)(e)	1,000	1,036
6.99%, 10/29/2049 (c)(d)(e)	1,000	1,011
Societe Generale
5.92%, 4/29/2049 (b)(c)(e)	1,225	1,166
See accompanying notes

180

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Commercial Banks (continued)
United Overseas Bank Ltd
4.50%, 7/2/2013 (c)	$325	$306
US BankNA/Cincinnati OH
6.38%, 8/1/2011	275	287
Wachovia Bank NA/Charlotte NC
7.80%, 8/18/2010	385	413
Woori Bank
6.13%, 5/3/2016 (c)(e)	1,700	1,706
6.21%, 5/2/2037 (e)	2,265	2,112

		39,763

Commercial Services (0.11%)
Iron Mountain Inc
8.25%, 7/1/2011	1,175	1,169
8.63%, 4/1/2013	1,000	1,018
6.63%, 1/1/2016	500	475

		2,662

Computer Services (0.04%)
Sungard Data Systems Inc
9.13%, 8/15/2013	900	918

Computers — Integrated Systems (0.02%)
NCR Corp
7.13%, 6/15/2009	600	615

Computers — Memory Devices (0.15%)
Seagate Technology HDD Holdings
6.38%, 10/1/2011	985	978
6.80%, 10/1/2016	2,965	2,913

		3,891

Consumer Products — Miscellaneous (0.16%)
American Achievement Corp
8.25%, 4/1/2012	1,225	1,225
Blyth Inc
7.90%, 10/1/2009	1,300	1,319
5.50%, 11/1/2013	1,150	995
Jarden Corp
7.50%, 5/1/2017	500	475

		4,014

Containers — Metal & Glass (0.30%)
Ball Corp
6.88%, 12/15/2012	1,000	1,015
Impress Holdings BV
8.37%, 9/15/2013 (c)(e)	750	747
Owens Brockway Glass Container Inc
8.75%, 11/15/2012	1,404	1,465
Owens-Illinois Inc
7.50%, 5/15/2010	1,000	1,013
Vitro SAB de CV
8.63%, 2/1/2012 (b)	2,255	2,249
9.13%, 2/1/2017	1,085	1,072

		7,561

Containers — Paper & Plastic (0.17%)
Berry Plastics Holding Corp
8.88%, 9/15/2014	800	820
Intertape Polymer US Inc
8.50%, 8/1/2014	350	326
Pactiv Corp
5.88%, 7/15/2012	2,075	2,114
6.40%, 1/15/2018	960	991

		4,251

Credit Card Asset Backed Securities (2.59%)
American Express Credit Account Master Trust
5.32%, 8/15/2011 (c)(e)	1,860	1,843
5.34%, 9/15/201l (e)	5,965	5,958
BA Credit Card Trust
5.72%, 3/15/2012 (e)(f)(g)	6,000	6,006
Bank One Issuance Trust
5.41%, 3/15/2012 (e)	3,550	3,535
Chase Credit Card Master Trust
5.44%, 10/15/2010 (e)	1,550	1,551
5.42%, 1/17/2011(e)	3,100	3,098
5.44%, 2/15/2011 (e)(f)	7,500	7,498
Citibank Credit Card Issuance Trust
4.40%, 9/15/2010	2,550	2,534
5.22%, 5/20/2011 (e)	2,300	2,287
Citibank Credit Card Master Trust I
6.01%, 3/10/2011 (e)	1,875	1,870
Discover Card Master Trust
5.65%, 3/16/2020	2,525	2,528
First USA Credit Card Master Trust
5.39%, 4/18/2011 (e)	3,650	3,652
GE Capital Credit Card Master Note Trust
5.27%, 3/15/2015 (e)	3,160	3,135
MBNA Credit Card Master Note Trust
5.47%, 1/18/201l (e)(f)	2,500	2,500
MBNA Master Credit Card Trust
5.69%, 9/15/2010	3,320	3,320
Providian Gateway Master Trust
5.46%, 5/16/201l (c)(e)(g)	6,165	6,166
5.45%, 7/15/2011 (c)(e)(g)	4,350	4,350
Providian Master Note Trust
5.10%, 11/15/2012 (c)	3,350	3,317

		65,148

Data Processing & Management (0.20%)
Dun & Bradstreet Corp
5.50%, 3/15/2011	1,350	1,358
Fidelity National Information Services
4.75%, 9/15/2008	3,725	3,692

		5,050

Dialysis Centers (0.06%)
DaVita Inc
6.63%, 3/15/2013	1,560	1,552
See accompanying notes

181

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Direct Marketing (0.05%)
Visant Corp
7.63%, 10/1/2012	$1,150	$1,182
Diversified Financial Services (0.15%)
General Electric Capital Corp
4.63%, 9/15/2009	285	284
4.25%, 12/1/2010	735	724
5.65%, 6/9/2014	240	245
TNK-BP Finance SA
7.50%, 3/13/2013 (c)	1,070	1,070
6.63%, 3/20/2017 (c)	1,540	1,407

		3,730

Diversified Manufacturing Operations (0.37%)
Bombardier Inc
8.00%, 11/15/2014 (c)	750	780
Carlisle Cos Inc
6.13%, 8/15/2016	2,200	2,233
Honeywell International Inc
5.63%, 8/1/2012	500	513
RBS Global Inc and Rexnord Corp
11.75%, 8/1/2016 (b)	750	795
Tyco Electronics Group SA
6.55%, 10/1/2017 (b)(c)	4,925	5,026

		9,347

Diversified Minerals (0.07%)
Vale Overseas Ltd
6.25%, 1/23/2017	1,850	1,871

Diversified Operations (0.21%)
Capmark Financial Group Inc
6.03%, 5/10/2010 (c)(e)	3,450	3,141
Leucadia National Corp
7.13%, 3/15/2017	1,500	1,410
Susser Holdings LLC
10.63%, 12/15/2013 (c)	700	728

		5,279

Drug Delivery Systems (0.08%)
Hospira Inc
5.68%, 3/30/2010 (e)(f)	2,000	1,985

E-Commerce — Products (0.03%)
FTD Inc
7.75%, 2/15/2014	725	691

Electric — Distribution (0.06%)
Detroit Edison Co/The
5.45%, 2/15/2035	1,700	1,554

Electric — Generation (0.46%)
CE Casecnan Water & Energy
11.95%, 11/15/2010	1,201	1,297
CE Generation LLC
7.42%, 12/15/2018	1,053	1,100
Edison Mission Energy
7.20%, 5/15/2019 (c)	2,250	2,199
Indiantown Cogeneration LP
9.26%, 12/15/2010	2,781	2,886
Korea East- West Power Co Ltd
4.88%, 4/21/201 l(c)	280	279
System Energy Resources Inc
6.20%, 10/1/2012	175	176
Tenaska Gateway Partners Ltd
6.05%, 12/30/2023 (c)	2,673	2,692
Tenaska Oklahoma
6.53%, 12/30/2014 (c)	402	405
Tenaska Virginia Partners LP
6.12%, 3/30/2024 (c)	482	493

		11,527

Electric — Integrated (2.43%)
Alabama Power Co
5.69%, 8/25/2009 (e)	1,000	999
Arizona Public Service Co
6.38%, 10/15/2011	1,000	1,031
6.50%, 3/1/2012	2,830	2,936
5.80%, 6/30/2014	1,770	1,776
6.25%, 8/1/2016	2,100	2,147
Baltimore Gas & Electric Co
5.90%, 10/1/2016	1,230	1,232
Carolina Power & Light Co
6.65%, 4/1/2008	200	201
Commonwealth Edison Co
6.15%, 3/15/2012	1,400	1,442
4.70%, 4/15/2015	2,740	2,580
5.95%, 8/15/2016	1,380	1,392
5.90%, 3/15/2036	500	476
Consumers Energy Co
4.25%, 4/15/2008	140	139
Dominion Resources Inc/VA
5.69%, 5/15/2008	2,150	2,152
Entergy Gulf States Inc
3.60%, 6/1/2008	345	341
6.47%, 12/8/2008 (c)(e)	1,465	1,470
Entergy Louisiana LLC
5.83%, 11/1/2010	350	350
Exelon Corp
4.90%, 6/15/2015	355	333
Exelon Generation Co LLC
6.20%, 10/1/2017 (b)	2,090	2,098
Georgia Power Co
5.70%, 2/17/2009 (e)	2,650	2,657
Idaho Power Co
6.25%, 10/15/2037	1,660	1,694
See accompanying notes.

182

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Electric — Integrated (continued)
Integrys Energy Group Inc
7.00%, 11/1/2009	$1,540	$1,588
Jersey Central Power & Light Co
6.15%, 6/1/2037 (c)	1,775	1,728
MidAmerican Energy Holdings Co
3.50%, 5/15/2008	975	967
Mirant Americas Generation LLC
8.30%, 5/1/2011	850	860
Northeast Utilities
3.30%, 6/1/2008	460	454
Ohio Power Co
5.42%, 4/5/2010 (e)(f)	2,870	2,844
Oncor Electric Delivery Co
6.38%, 5/1/2012	3,330	3,423
PPL Energy Supply LLC
6.40%, 11/1/2011	50	52
5.40%, 8/15/2014	735	714
PSEG Energy Holdings LLC
8.63%, 2/15/2008	500	503
PSEG Power LLC
3.75%, 4/1/2009	2,750	2,699
Puget Sound Energy Inc
3.36%, 6/1/2008	350	346
San Diego Gas & Electric Co
6.13%, 9/15/2037	2,500	2,565
Sierra Pacific Power Co
6.25%, 4/15/2012	3,100	3,171
6.00%, 5/15/2016	3,000	3,012
Southern California Edison Co
5.46%, 2/2/2009 (e)(f)	1,325	1,322
Southern Co
5.30%, 1/15/2012	1,525	1,533
TECO Energy Inc
7.36%, 5/1/2010 (e)	1,500	1,507
Transelec SA
7.88%, 4/15/2011	650	693
Union Electric Co
4.65%, 10/1/2013	2,300	2,195
5.10%, 10/1/2019	1,335	1,248
Virginia Electric & Power Co
4.50%, 12/15/2010	325	321

		61,191

Electric — Transmission (0.07%)
EBB International Ltd
8.75%, 10/31/2014 (c)	1,800	1,858

Electronic Components — Miscellaneous (0.19%)
Communications & Power Industries Inc
8.00%, 2/1/2012	500	502
Flextronics International Ltd
6.50%, 5/15/2013	1,000	963
Jabil Circuit Inc
5.88%, 7/15/2010	2,570	2,597
NXP BV / NXP Funding LLC
9.50%, 10/15/2015 (b)	800	756

		4,818

Electronic Components — Semiconductors (0.25%)
Amkor Technology Inc
7.75%, 5/15/2013	750	726
9.25%, 6/1/2016	500	511
Chartered Semiconductor Manufacturing Ltd
6.25%, 4/4/2013	1,520	1,528
Conexant Systems Inc
9.31%, 11/15/2010 (e)	1,000	1,003
Freescale Semiconductor Inc
9.57%, 12/15/2014 (e)	750	689
National Semiconductor Corp
5.94%, 6/15/2010 (e)(f)	1,725	1,717

		6,174

Electronic Connectors (0.05%)
Thomas & Betts Corp
6.63%, 5/7/2008	1,330	1,337

Electronic Measurement Instruments (0.17%)
Agilent Technologies Inc
6.50%, 11/1/2017	4,285	4,254

Electronics — Military (0.06%)
L-3 Communications Corp
7.63%, 6/15/2012	1,500	1,543

Energy — Alternate Sources (0.02%)
VeraSun Energy Corp
9.38%, 6/1/2017 (b)(c)	750	617

Export & Import Bank (0.03%)
Export-Import Bank Of Korea
4.50%, 8/12/2009	740	730

Fiduciary Banks (0.01%)
Bank of New York Mellon Corp/The
4.95%, 3/15/2015	210	199

Finance — Auto Loans (0.69%)
Ford Motor Credit Co LLC
5.80%, 1/12/2009	5,000	4,824
7.38%, 10/28/2009	200	193
9.75%, 9/15/2010 (e)	1,250	1,245
9.88%, 8/10/2011	1,850	1,847
7.99%, 1/13/2012 (e)	950	879
7.80%, 6/1/2012	1,000	940
GMAC LLC
6.31%, 11/30/2007	1,010	1,009
4.38%, 12/10/2007 (b)	1,400	1,398
6.88%, 9/15/2011	1,700	1,567
See accompanying notes.

183

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Finance — Auto Loans (continued)
GMAC LLC (continued)
6.00%, 12/15/2011	$1,815	$1,610
6.63%, 5/15/2012	2,190	1,966

		17,478

Finance — Commercial (0.57%)
CIT Group Inc
5.24%, 4/27/201l (e)(f)	6,200	5,846
5.75%, 2/13/2012 (e)	1,850	1,709
Textron Financial Corp
5.63%, 2/25/2011 (e)(f)	5,325	5,272
6.00%, 2/15/2067 (b)(c)(e)	1,750	1,624

		14,451

Finance — Consumer Loans (0.62%)
American General Finance Corp
5.80%, 8/17/201l (e)(f)	3,135	3,091
HSBC Finance Capital Trust IX
5.91%, 11/30/2035	650	622
HSBC Finance Corp
4.63%, 1/15/2008	100	100
4.13%, 12/15/2008 (h)	900	891
4.13%, 11/16/2009 (h)	1,750	1,718
5.81%, 11/16/2009 (e)	3,275	3,265
6.38%, 10/15/2011	110	114
7.00%, 5/15/2012	2,095	2,218
4.75%, 7/15/2013	205	197
SLM Corp
5.24%, 7/26/2010 (e)(f)	3,500	3,300

		15,516

Finance — Credit Card (0.25%)
Capital One Bank
5.00%, 6/15/2009	2,165	2,151
6.50%, 6/13/2013	2,800	2,837
5.13%, 2/15/2014	425	406
Capital One Capital III
7.69%, 8/15/2036 (b)	895	867

		6,261

Finance — Investment Banker & Broker (3.51%)
Bear Stearns Cos Inc/The
5.49%, 7/16/2009 (e)(f)	4,720	4,668
5.30%, 10/30/2015	790	740
Citigroup Funding Inc
5.43%, 10/22/2009 (e)(f)	1,500	1,500
Citigroup Inc
5.30%, 10/17/2012	1,000	1,003
Credit Suisse USA Inc
5.48%, 1/15/2010 (e)	1,500	1,499
E*Trade Financial Corp
8.00%, 6/15/2011	1,000	950
Goldman Sachs Group Inc/The
3.88%, 1/15/2009	640	633
6.65%, 5/15/2009	75	77
5.82%, 3/2/2010 (e)	1,500	1,493
5.58%, 8/5/201l (b)(e)	3,500	3,456
5.54%, 2/6/2012 (e)	2,000	1,965
5.45%, 11/1/2012	1,500	1,509
5.25%, 10/15/2013	2,690	2,647
6.25%, 9/1/2017	1,800	1,831
6.45%, 5/1/2036	1,160	1,133
Jefferies Group Inc
6.45%, 6/8/2027	4,520	4,252
6.25%, 1/15/2036	3,880	3,532
JPMorgan Chase & Co
5.90%, 3/ 9/2009 (e)	2,000	2,000
6.75%, 2/1/2011	2,675	2,800
5.25%, 5/1/2015	4,265	4,156
Lazard Group
7.13%, 5/15/2015	2,040	2,067
6.85%, 6/15/2017	3,630	3,587
Lehman Brothers Holdings Capital Trust
5.86%, 11/29/2049	2,035	1,899
Lehman Brothers Holdings Inc
5.63%, 1 1/10/2009 (e)	3,000	2,936
5.50%, 5/25/2010	4,225	4,160
6.20%, 9/26/2014	1,290	1,298
6.50%, 7/19/2017	2,500	2,518
Merrill Lynch & Co Inc
5.6 1%,2/ 6/2009 (e)	2,275	2,264
5.58%, 11 5/2010 (e)	1,500	1,482
5.56%, 11/1/2011 (e)(f)	4,650	4,535
5.90%, 6/5/2012 (e)(f)	2,300	2,226
6.05%, 8/15/2012	1,900	1,928
6.22%, 9/15/2026	250	239
6.11%, 1/29/2037	1,500	1,379
Morgan Stanley
5.52%, 1/15/2010 (e)	3,925	3,895
5.46%, l/18/2011(e)	5,675	5,622
6.75%, 4/15/2011	640	669
5.30%, 3/1/2013	455	449
4.75%, 4/1/20 14	1,915	1,814
5.38%, 10/15/2015	1,660	1,598

		88,409

Finance — Leasing Company (0.11%)
International Lease Finance Corp
5.64%, 1/15/2010 (e)	2,000	1,999
5.65%, 6/1/2014	870	864

		2,863

See accompanying notes.

184

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Amount	Value
	(000's)	(000's)
BONDS (continued)
Finance — Mortgage Loan/Banker (2.33%)
Countrywide Financial Corp
5.87%, 12/19/2008 (e)(f)	$4,165	$3,866
5.80%, 6/7/2012	3,785	3,259
6.25%, 5/15/2016 (b)	2,095	1,667
Countrywide Home Loans Inc
5.78%, 11/16/2007 (e)	750	742
4.25%, 12/19/2007 (b)	240	237
Fannie Mae
5.17%, 2/25/2018 (e)	934	936
5.12%, 11/25/2022 (e)	1,223	1,229
5.07%, 1/25/2023 (e)	1,547	1,552
5.17%, 2/25/2032 (e)	2,350	2,349
5.12%, 3/25/2035 (e)	1,049	1,045
6.50%, 2/25/2047 (g)	1,910	1,975
Fannie Mae Whole Loan
5.07%, 5/25/2035 (e)	2,108	2,095
Freddie Mac
5.39%, 6/15/2018 (e)	1,198	1,201
5.54%, 6/15/2023 (e)	1,519	1,537
5.49%, 7/15/2023 (e)(f)	11,381	11,321
5.44%, 2/15/2030 (e)	995	998
5.44%, 5/15/2030 (e)	834	831
5.50%, 9/15/2031 (e)	5,025	4,930
GinnieMae
4.51%, 10/16/2028 (e)	3,287	3,250
3.96%, 6/16/2031	3,879	3,780
1.30%, 2/16/2047 (e)	30,510	1,822
0.85%, 3/16/2047 (e)	26,993	1,670
Residential Capital LLC
6.22%, 6/9/2008 (e)(f)	1,500	1,343
7.59%, 5/22/2009 (e)	3,925	3,061
7.50%, 2/22/2011 (e)	2,835	2,070

		58,766

Finance — Other Services (0.16%)
American Real Estate Partners
LP/American Real Estate Finance Corp
8.13%, 6/1/2012	1,000	1,007
7.13%, 2/15/2013	595	580
Lukoil International Finance BV
6.66%, 6/7/2022 (c)	1,360	1,302
Mizuho JGB Investment LLC
9.87%, 12/29/2049 (c)(e)	1,000	1,029

		3,918

Financial Guarantee Insurance (0.08%)
AMBAC Financial Group Inc
6.15%, 2/15/2037 (b)	1,400	1,070
MGIC Investment Corp
5.63%, 9/15/2011	980	955

		2,025

Food-Dairy Products (0.06%)
Land O’ Lakes Inc
9.00%, 12/15/2010	$1,500	$1,564

Food — Meat Products (0.17%)
Bertin Ltda
10.25%, 10/5/2016 (c)	3,810	4,210

Food — Miscellaneous/Diversified (0.23%)
Corn Products International Inc
8.45%, 8/15/2009	470	497
General Mills Inc
5.31%, 1/22/2010 (e)(f)	3,575	3,549
Kraft Foods Inc
6.00%, 8/11/2010 (e)	1,640	1,642
6.00%, 2/11/2013	75	77

		5,765

Food — Retail (0.53%)
Delhaize Group
6.50%, 6/15/2017	2,120	2,170
Ingles Markets Inc
8.88%, 12/ 1/2011	875	895
Safeway Inc
5.55%, 3/27/2009 (e)(f)	4,450	4,440
Tesco PLC
6.15%, 11/15/2037 (c)(d)	5,900	5,797

		13,302

Food — Wholesale & Distribution (0.00%)
Sysco International Co
6.10%, 6/1/2012	100	104

Funeral Services & Related Items (0.03%)
Service Corp International/US
6.75%, 4/ 1/2016	750	726

Gas — Distribution (0.11%)
SEMCO Energy Inc
7.13%, 5/15/2008	738	747
Sempra Energy
4.75%, 5/15/2009	675	671
Southern Union Co
6.15%, 8/16/2008	1,315	1,322

		2,740

Health Care Cost Containment (0.06%)
McKesson Corp
5.25%, 3/ 1/2013	1,610	1,601

Home Equity — Other (6.01%)
ACE Securities Corp
5.08%, 8/25/2035 (e)	3,517	3,509
5.08%, 9/25/2035 (e)(f)	2,414	2,405
5.07%, 10/25/2035 (e)	2,497	2,494
See accompanying notes.

185

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)
BONDS (continued)
Home Equity — Other (continued)
Asset Backed Funding Certificates
5.11%, 7/25/2035 (e)	$1,301	$1,292
Asset Backed Securities Corp Home Equity
4.97%, 7/25/2036 (e)(f)	2,847	2,790
Bear Stearns Asset Backed Securities Inc
5.14%, 9/25/2035 (e)	8,013	7,963
5.03%, 8/25/2036 (e)(f)	7,145	6,815
5.06%, 5/25/2037 (e)(f)	3,200	3,065
Bear Stearns Asset Backed Securities Trust
5.47%, 3/25/2034 (e)(g)	1,098	1,016
CDC Mortgage Capital Trust
5.44%, 6/25/2034 (e)	637	624
Citigroup Mortgage Loan Trust Inc
5.14%, 10/25/2035 (e)(f)	13,000	12,926
Countrywide Asset-Backed Certificates
6.09%, 6/25/2021 (e)	4,000	3,859
First NLC Trust
5.20%, 5/25/2035 (e)	737	700
5.17%, 9/25/2035 (e)(f)	7,369	7,251
5.10%, 12/25/2035 (e)(f)	4,406	4,397
GMAC Mortgage Corp Loan Trust
5.75%, 10/25/2036	4,850	4,742
5.81%, 10/25/2036	1,825	1,729
6.05%, 12/25/2037 (e)	3,820	3,785
GSAA Trust
5.01%, 4/25/2047 (e)	10,121	10,094
HSI Asset Securitization Corp Trust
5.01%, 1/25/2037 (e)(f)	6,548	6,231
Indymac Residential Asset Backed Trust
5.11%, 8/25/2035 (e)	1,247	1,239
IXIS Real Estate Capital Trust
5.13%, 9/25/2035 (e)(f)	1,253	1,234
5.11%, 12/25/2035(e)	445	445
JP Morgan Mortgage Acquisition Corp
5.13%, 7/25/2035 (e)(f)	6,528	6,449
5.02%, 8/25/2036 (e)	1,850	1,710
Morgan Stanley ABS Capital I
5.74%, 12/25/2034 (e)	1,500	1,298
5.12%, 9/25/2035 (e)	2,500	2,495
Morgan Stanley Home Equity Loans
5.04%, 2/25/2036 (e)	9,990	9,493
New Century Home Equity Loan Trust
5.16%, 3/25/2035 (e)	182	180
Option One Mortgage Loan Trust
5.92%, 5/25/2034 (e)	1,250	1,164
5.87%, 2/25/2035 (e)	600	526
5.09%, 5/25/2035 (e)	90	90
5.32%, 3/25/2037 (e)	4,325	2,731
Residential Asset Securities Corp
6.02%, 3/25/2035 (e)	1,050	853
5.07%, 5/25/2035 (e)	387	385
5.07%, 6/25/2035 (e)	722	722
5.14%, 7/25/2035 (e)(f)	4,961	4,952
5.02%, 9/25/2036 (e)	7,900	7,535
Saxon Asset Securities Trust
6.57%, 3/25/2035 (e)	1,800	1,730
Soundview Home Equity Loan Trust
4.96%, 7/25/2036 (e)(f)	6,450	6,392
Specialty Underwriting & Residential Finance
5.38%, 2/25/2035 (e)	677	654
WAMU Asset-Backed Certificates
5.04%, 5/25/2037 (e)	4,000	3,865
5.04%, 7/25/2047 (e)	6,850	6,340
Wells Fargo Home Equity Trust
5.37%, 4/25/2034 (e)	1,140	1,104

		151,273

Home Equity — Sequential (0.45%)
BNC Mortgage Loan Trust
5.04%, 7/25/2037 (e)	4,405	4,046
Countrywide Asset-Backed Certificates
5.39%, 4/25/2036	3,850	3,727
5.51%, 8/25/2036	3,235	3,112
Residential Asset Securities Corp
4.70%, 10/25/2031	530	527

		11,412

Home Furnishings (0.04%)
Sealy Mattress Co
8.25%, 6/15/2014	1,050	1,045

Independent Power Producer (0.09%)
NRG Energy Inc
7.25%, 2/ 1/2014	1,350	1,350
7.38%, 1/15/2017	300	298
Reliant Energy Inc
7.88%, 6/15/2017 (b)	650	656

		2,304

Industrial Automation & Robots (0.10%)
Intermec Inc
7.00%, 3/15/2008	2,500	2,494

Industrial Gases (0.01%)
Praxair Inc
6.50%, 3/ 1/2008	235	236

Insurance Brokers (0.16%)
Willis North America Inc
6.20%, 3/28/2017	3,950	3,986

Investment Companies (0.15%)
Canadian Oil Sands Ltd
4.80%, 8/10/2009 (c)	1,700	1,688
See accompanying notes.

186

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)
BONDS (continued)
Investment Companies (continued)
Xstrata Finance Dubai Ltd
5.85%, 11/13/2009 (c)(e)	$2,150	$2,143

		3,831

Investment Management & Advisory Services (0.13%)
Ameriprise Financial Inc
5.35%, 11/15/2010	55	56
7.52%, 6/ 1/2066 (e)	3,020	3,086

		3,142

Life & Health Insurance (1.01%)
Cigna Corp
7.00%, 1/15/2011	175	184
6.15%, 11/15/2036	1,640	1,609
Great West Life & Annuity Insurance Co
7.15%, 5/16/2046 (c)(e)	2,855	2,917
Hartford Life Global Funding Trusts
5.86%, 9/15/2009 (e)	3,475	3,471
Lincoln National Corp
5.35%, 4/ 6/2009 (e)(f)	4,200	4,189
5.65%, 8/27/2012 (b)	865	870
6.05%, 4/20/2067 (b)(e)	1,345	1,289
Pacific Life Global Funding
5.44%, 6/22/2011 (c)(e)	2,500	2,493
StanCorp Financial Group Inc
6.88%, 10/ 1/2012	1,065	1,144
Stingray Pass-Through Trust
5.90%, 1/12/2015 (c)	3,000	2,160
Sun Life Financial Global Funding LP
5.49%, 7/ 6/2010 (c)(e)	1,750	1,755
Unum Group
6.00%, 5/15/2008	2,200	2,200
5.86%, 5/15/2009	1,050	1,058

		25,339

Machinery — Construction & Mining (0.04%)
Terex Corp
7.38%, 1/15/2014	900	904

Machinery — General Industry (0.02%)
Stewart & Stevenson LLC
10.00%, 7/15/2014	475	488

Machinery — Material Handling (0.02%)
Columbus McKinnon Corp/NY
8.88%, 11/ 1/2013	500	520

Medical — Biomedical/Gene (0.12%)
Amgen lnc
5.85%, 6/ 1/2017 (c)	3,000	2,995

Medical — Drugs (0.24%)
Angiotech Pharmaceuticals Inc
9.37%, 12/ 1/2013 (e)	1,800	1,782
Elan Finance PLC/Elan Finance Corp
8.88%, 12/ 1/2013	850	852
9.70%, 12/ 1/2013 (e)	2,570	2,544
Valeant Pharmaceuticals International
7.00%, 12/15/2011	900	886

		6,064

Medical — HMO (0.78%)
Centene Corp
7.25%, 4/ 1/2014	750	748
Coventry Health Care Inc
5.88%, 1/15/2012	3,042	3,063
6.30%, 8/15/2014	2,500	2,540
5.95%, 3/15/2017	1,725	1,679
Health Net Inc
6.38%, 6/ 1/2017	3,690	3,645
Humana Inc
6.45%, 6/ 1/2016	325	332
UnitedHealth Group Inc
5.42%, 6/21/2010 (c)(e)	3,340	3,343
WellPoint Inc
5.85%, 1/15/2036	2,605	2,448
6.38%, 6/15/2037	1,900	1,932

		19,730

Medical — Hospitals (0.08%)
Community Health Systems Inc
8.88%, 7/15/2015 (c)(d)	1,100	1,114
HCA Inc/DE
9.25%, 11/15/2016 (c)	950	1,000

		2,114

Medical — Wholesale Drug Distribution (0.34%)
Amerisource Bergen Corp
5.63%, 9/15/2012	2,175	2,180
Cardinal Health Inc
5.50%, 10/ 2/2009 (c)(e)	3,800	3,807
5.65%, 6/15/2012 (c)	2,545	2,577

		8,564

Medical Instruments (0.15%)
Accellent lnc
10.50%, 12/ 1/2013	530	499
Boston Scientific Corp
6.00%, 6/15/2011	1,515	1,470
6.40%, 6/15/2016	1,841	1,721

		3,690

Medical Laboratory & Testing Service (0.02%)
Quest Diagnostics Inc
6.40%, 7/ 1/2017	595	615

Medical Products (0.23%)
Covidien International Finance SA
6.00%, 10/15/2017 (c)	2,910	2,949
See accompanying notes.

187

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)
BONDS (continued)
Medical Products (continued)
Covidien International Finance SA (continued)
6.55%, 10/15/2037 (c)	$2,740	$2,792

		5,741

Metal—Copper (0.05%)
Southern Copper Corp
7.50%, 7/27/2035	1,040	1,134

Metal — Diversified (0.16%)
Falconbridge Ltd
7.35%, 6/5/2012 (b)	500	539
5.38%, 6/1/2015	640	620
Freeport-McMoRan Copper & Gold Inc
8.25%, 4/ 1/2015	1,600	1,728
8.38%, 4/1/2017	500	548
Xstrata Canada Corp
7.25%, 7/15/2012	630	686

		4,121

Metal Processors & Fabrication (0.05%)
Commercial Metals Co
6.50%, 7/15/2017	1,090	1,136

Miscellaneous Manufacturers (0.03%)
Trimas Corp
9.88%, 6/15/2012 (b)	700	719

Money Center Banks (0.44%)
Comerica Capital Trust II
6.58%, 2/20/2037	2,705	2,439
Deutsche Bank AG/London
5.38%, 10/12/2012	2,500	2,524
Rabobank Capital Funding Trust
5.25%, 12/29/2049 (c)(e)	2,580	2,422
Umcredit Luxembourg Finance SA
6.00%, 10/31/2017 (c)	3,600	3,568

		10,953

Mortgage Backed Securities (23.17%)
ACT Depositor Corp
5.39%, 9/22/2041 (c)(e)	6,249	6,233
Adjustable Rate Mortgage Trust
5.44%, 2/25/2035 (e)	654	655
5.15%, 6/25/2035 (e)(f)	3,030	2,917
5.09%, 11/25/2035 (e)	1,600	1,602
5.14%, 8/25/2036 (e)(f)	7,080	6,835
Banc of America Commercial Mortgage Inc
0.15%, 7/10/2042	277,130	2,725
0.09%, 7/10/2043 (c)(e)	159,457	1,850
4.86%, 7/10/2043	3,000	2,867
4.97%, 7/10/2043	1,890	1,705
5.33%, 9/10/2045	4,775	4,785
5.31%, 10/10/2045 (e)	3,920	3,913
5.68%, 7/10/2046 (e)	3,750	3,735
Banc of America Funding Corp
5.08%, 7/20/2036 (e)	1,275	1,271
5.28%, 7/20/2036 (e)(f)	7,899	7,624
5.05%, 4/25/2037 (e)(f)	3,200	3,173
Bear Stearns Adjustable Rate Mortgage Trust
3.54%, 6/25/2034 (e)	855	846
5.08%, 8/25/2035 (e)	2,103	2,105
Bear Stearns Alt-A Trust
5.15%, 7/25/2035 (e)	538	534
5.03%, 11/25/2036 (e)(f)	1,375	1,359
5.04%, 4/25/2037 (e)(f)	1,041	1,027
Bear Stearns Asset Backed Securities Inc
5.10%, 4/25/2036 (e)(f)	3,890	3,696
Bear Stearns Commercial Mortgage Securities Inc
0.49%, 5/11/2039 (c)(e)	6,216	98
3.24%, 2/11/2041	782	770
Bear Stearns Mortgage Funding Trust
5.08%, 7/25/2036 (e)(f)(g)	9,495	9,175
Bella Vista Mortgage Trust
5.30%, 1/22/2045 (e)(f)	1,990	1,959
5.25%, 5/20/2045 (e)	1,077	1,062
Chase Commercial Mortgage Securities Corp
7.32%, 10/15/2032	4,000	4,191
Citigroup Commercial Mortgage Trust
0.52%, 10/15/2049 (e)	71,767	1,752
Citigroup/Deutsche Bank Commercial Mortgage Trust
0.45%, 10/15/2048 (e)	116,301	2,470
0.04%, 12/11/2049 (c)(e)	120,964	1,100
0.34%, 12/11/2049 (e)	98,813	1,653
0.38%, 12/11/2049 (c)(e)	227,982	5,780
Commercial Mortgage Pass Through Certificates
5.03%, 5/10/2043 (e)	2,000	1,833
0.05%, 12/10/2046 (e)	61,460	751
5.25%, 12/10/2046	3,500	3,484
Countrywide Alternative Loan Trust
5.09%, 5/25/2035 (e)	32	32
6.24%, 7/20/2035 (e)(g)	1,280	1,271
5.29%, 12/25/2035 (e)(f)	4,651	4,520
5.04%, 6/25/2036 (e)(f)	9,400	9,194
5.15%, 6/25/2036 (e)(f)	7,196	7,151
Countrywide Asset-Backed Certificates
5.41%, 11/25/2035 (e)	993	982
5.14%, 1/25/2036 (e)	6,000	5,917
Countrywide Home Loan Mortgage Pass Through Certificates
4.50%, 1/25/2033	11	11
4.59%, 12/19/2033 (e)	1,000	967
5.07%, 4/25/2046 (e)(f)	6,995	6,806
5.17%, 4/25/2046 (e)(f)	10,282	9,982
See accompanying notes

188

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)
BONDS (continued)
Mortgage Backed Securities (continued)
Credit Suisse Mortgage Capital Certificates
5.83%, 6/15/2038 (e)	$2,990	$3,045
0.58%, 9/15/2039(c)	75,485	2,093
5.81%, 9/15/2039	4,380	4,414
0.07%, 12/15/2039	20,188	342
0.67%, 12/15/2039 (e)	94,560	2,920
CS First Boston Mortgage Securities Corp
6.25%, 12/16/2035	5,847	5,839
1.17%, 3/15/2036 (c)(e)	9,035	216
0.40%, 5/15/2036 (c)(e)	12,343	118
0.58%, 7/15/2036 (c)(e)	12,476	215
5.11%, 7/15/2036 (e)	2,450	2,394
0.14%, 11/15/2037 (c)(e)	22,584	448
7.66%, 9/15/2041 (e)	470	494
CW Capital Cobalt Ltd
5.17%, 8/15/2048	5,220	5,181
Deutsche ALT-A Securities Inc Alternate Mortgage Loan Trust
5.05%, 4/25/2036 (e)	8,275	8,182
First Union National Bank Commercial Mortgage Securities Inc
8.09%, 5/17/2032	700	747
6.14%, 2/12/2034	150	155
GE Capital Commercial Mortgage Corp
0.25%, 5/10/2014	164,370	1,904
5.61%, 4/10/2017 (e)	7,360	7,268
0.58%, 3/10/2040 (c)(e)	19,672	315
4.98%, 5/10/2043	5,780	5,560
GMAC Commercial Mortgage Securities Inc
0.81%, 3/10/2038 (c)(e)	9,283	213
Greenpoint Mortgage Funding Trust
5.14%, 6/25/2045 (e)	841	818
5.17%, 6/25/2045 (e)	774	751
Greenwich Capital Commercial Funding Corp
5.48%, 2/10/2017	2,443	2,391
0.31%, 6/10/2036 (c)(e)	101,420	882
5.91%, 7/10/2038 (e)	3,320	3,378
0.34%, 3/10/2039 (c)(e)	67,742	1,504
GS Mortgage Securities Corp
0.65%, 11/10/2039	37,954	1,517
GS Mortgage Securities Corp II
5.80%, 8/10/2045 (e)	3,765	3,791
GSR Mortgage Loan Trust
5.05%, 12/25/2035 (e)(f)	1,031	1,029
5.13%, 8/25/2046 (e)(f)	4,402	4,295
Harborview Mortgage Loan Trust
5.26%, 5/19/2047 (e)(f)	8,097	8,019
HSI Asset Securitization Corp Trust
5.05%, 8/25/2035 (e)	874	874
Impac CMB Trust
6.13%, 10/25/2033 (e)	363	363
5.25%, 1/25/2035 (e)	685	679
5.18%, 4/25/2035 (e)	659	650
5.30%, 4/25/2035 (e)	502	489
5.17%, 8/25/2035 (e)	808	796
5.38%, 8/25/2035 (e)	2,440	2,285
5.12%, 4/25/2037 (e)(g)	5,600	5,460
Impac Secured Assets CMN Owner Trust
5.14%, 12/25/2031 (e)	491	501
5.03%, 3/25/2037 (e)(f)	4,000	3,958
Indymac Index Mortgage Loan Trust
5.17%, 4/25/2034 (e)	418	410
5.10%, 4/25/2035 (e)	924	904
5.20%, 4/25/2035 (e)	654	633
5.13%, 6/25/2035 (e)(f)	7,444	7,338
5.43%, 7/25/2035 (e)	5,995	5,983
5.17%, 8/25/2035 (e)	1,251	1,230
5.05%, 1/25/2037 (e)(f)	3,744	3,680
5.11%, 6/25/2037 (e)(g)	6,967	6,771
JP Morgan Alternative Loan Trust
5.02%, 3/25/2037 (e)	7,458	7,391
JP Morgan Chase Commercial Mortgage Securities
0.50%, 10/12/2035 (c)(e)	24,374	817
5.02%, 1/12/2037	755	707
5.12%, 9/12/2037 (e)	1,300	1,182
0.50%, 10/12/2037 (c)(e)	38,208	1,588
1.11%, 1/12/2039 (c)(e)	9,815	273
5.45%, 6/12/2041 (e)	4,005	3,897
0.23%, 1/15/2042 (c)(e)	25,274	420
4.78%, 7/15/2042	4,170	3,933
5.59%, 5/12/2045 (e)	2,765	2,734
5.44%, 5/15/2045 (e)	4,825	4,717
5.62%, 5/15/2045 (e)	1,350	1,207
5.30%, 5/15/2047 (e)	5,255	5,229
5.82%, 6/15/2049 (e)	3,530	3,550
6.10%, 2/12/2051 (e)	4,000	4,013
6.20%, 2/12/2051 (c)	3,005	2,920
JP Morgan Mortgage Trust
5.30%, 7/25/2035	2,500	2,491
4.95%, 11/25/2035 (e)	6,840	6,778
5.29%, 4/25/2036 (e)	2,655	2,664
5.82%, 6/25/2036 (e)	5,382	5,397
5.82%, 6/25/2036 (e)	1,825	1,866
5.97%, 6/25/2036 (e)	1,516	1,521
5.95%, 8/25/2036 (e)	8,600	8,709
6.00%, 8/25/2036 (e)	3,127	3,136
5.57%, 10/25/2036 (e)	9,732	9,589
5.72%, 4/25/2037 (e)(g)	2,900	2,905
5.72%, 4/25/2037 (e)	2,895	2,915
See accompanying notes

189

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)
BONDS (continued)
Mortgage Backed Securities (continued)
LB-UBS Commercial Mortgage Trust
4.90%, 6/15/2026	$136	$135
6.37%, 12/15/2028	400	416
5.74%, 6/15/2032	3,395	3,434
0.61%, 3/15/2034 (c)(e)	60,838	490
0.33%, 3/15/2036 (c)(e)	7,128	191
1.12%, 3/15/2036 (c)(e)	5,962	143
0.66%, 8/15/2036 (c)(e)	9,637	162
5.41%, 9/15/2039 (e)	1,200	1,172
0.49%, 2/15/2040 (e)	14,893	482
5.46%, 2/15/2040 (e)	200	195
5.48%, 2/15/2040 (e)	3,400	3,254
5.49%, 2/15/2040 (e)	5,805	5,687
0.17%, 7/15/2040(c)	72,555	1,504
6.24%, 7/17/2040 (e)	3,540	3,457
Lehman XS Trust
5.09%, 6/25/2047 (e)(g)	10,447	10,388
Luminent Mortgage Trust
5.06%, 5/25/2046 (e)(f)	3,091	3,012
Merrill Lynch Alternative Note Asset Trust
5.08%, 4/25/2037 (e)(g)	8,225	7,673
Merrill Lynch Mortgage Investors Inc
4.99%, 8/25/2035 (e)	142	143
5.22%, 8/25/2036 (e)	414	408
Merrill Lynch Mortgage Trust
5.78%, 8/12/2016	4,170	4,183
5.61%, 5/12/2039 (e)	4,065	4,114
5.66%, 5/12/2039 (e)	2,960	2,967
0.52%, 2/12/2042 (e)	25,594	274
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.46%, 7/12/2046 (e)	2,570	2,516
0.55%, 8/12/2048 (e)	40,970	1,594
0.06%, 12/12/2049 (e)	36,888	538
0.67%, 12/12/2049 (e)	134,727	4,085
5.11%, 12/12/2049 (e)	4,085	4,046
5.39%, 12/12/2049 (e)	2,400	2,116
Morgan Stanley Capital I
7.11%, 4/15/2033	91	94
0.43%, 4/14/2040 (c)(e)	16,510	248
0.97%, 1/13/2041 (c)(e)	5,942	186
5.11%, 5/24/2043 (c)(e)(g)	4,600	4,399
0.04%, 12/15/2043 (c)(e)	43,682	573
5.25%, 8/25/2046 (e)(f)(g)	5,500	4,087
5.63%, 4/12/2049 (e)	4,365	4,360
5.81%, 4/12/2049	3,800	3,532
Morgan Stanley Dean Witter Capital I
6.54%, 2/15/2031	20	21
6.20%, 7/15/2033	84	84
0.72%, 4/15/2034 (c)(e)	2,909	30
Nationslink Funding Corp
7.23%, 6/20/2031	76	77
Nomura Asset Acceptance Corp
5.22%, 2/25/2035 (e)	417	416
Residential Accredit Loans Inc
5.02%, 2/25/2037 (e)(g)	3,581	3,469
5.06%, 7/25/2037 (e)(g)	9,550	9,266
Sequoia Mortgage Trust
5.68%, 2/20/2034 (e)(f)	3,204	3,164
5.23%, 2/20/2035 (e)	850	831
Specialty Underwriting & Residential Finance
5.10%, 3/25/2036 (e)	1,086	1,077
Structured Adjustable Rate Mortgage Loan Trust
4.67%, 7/25/2034 (e)	2,300	2,280
5.57%, 8/25/2034 (e)	3,646	3,632
5.12%, 3/25/2035 (e)	534	533
5.25%, 12/25/2035	2,134	2,131
5.25%, 2/25/2036 (e)	2,969	2,962
5.06%, 7/25/2037 (e)(f)	8,379	8,141
Structured Asset Mortgage Investments Inc
5.17%, 5/25/2045 (e)	822	816
5.18%, 9/25/2045 (e)	1,106	1,100
Structured Asset Securities Corp
5.86%, 11/25/2035 (e)(g)	3,718	3,613
5.50%, 6/25/2036 (e)	5,000	4,893
Thornburg Mortgage Securities Trust
5.13%, 10/25/2035 (e)	3,656	3,647
5.44%, 6/25/2044 (e)	3,787	3,786
Wachovia Bank Commercial Mortgage Trust
0.21%, 11/15/2035 (c)	65,526	656
0.43%, 10/15/2041 (c)(e)	54,406	757
0.26%, 3/15/2042 (c)(e)	93,407	921
4.94%, 4/15/2042	5,535	5,306
5.25%, 12/15/2043	3,550	3,520
5.48%, 12/15/2043	1,115	1,024
5.60%, 12/15/2043	2,960	2,601
4.52%, 5/15/2044	3,665	3,601
5.69%, 3/15/2045 (e)	1,569	1,443
5.80%, 7/15/2045	5,000	5,011
5.90%, 2/15/2051 (e)	4,000	4,091
WaMu Mortgage Pass Through Certificates
5.51%, 12/25/2027 (e)(f)	6,040	5,986
3.97%, 3/25/2033	449	447
3.80%, 6/25/2034 (e)	1,345	1,318
4.67%, 5/25/2035 (e)	945	934
5.70%, 6/25/2037 (e)	2,427	2,409
5.61%, 7/25/2044 (e)	678	669
5.18%, 1/25/2045 (e)	601	590
5.24%, 1/25/2045 (e)(f)	1,134	1,112
5.27%, 1/25/2045 (e)(f)	9,625	9,499
5.40%, 1/25/2045 (e)	2,139	1,800
See accompanying notes

190

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)
BONDS (continued)
Mortgage Backed Securities (continued)
WaMu Mortgage Pass Through Certificates (continued)
5.10%, 4/25/2045 (e)	$452	$443
5.14%, 4/25/2045 (e)	452	440
5.16%, 7/25/2045 (e)	1,041	1,016
5.12%, 11/25/2045 (e)	1,583	1,575
5.25%, 11/25/2045 (e)(f)	7,089	7,053
5.09%, 8/25/2046 (e)(f)	2,500	2,468
Washington Mutual Alternative Mortgage
5.05%, 1/25/2047 (e)	5,612	5,425
Washington Mutual Asset Securities Corp
3.83%, 1/25/2035 (c)	2,279	2,230
Wells Fargo Mortgage Backed Securities
5.17%, 1/25/2034 (e)	1,506	1,502
4.19%, 3/25/2035 (e)	2,933	2,896
4.99%, 10/25/2035 (e)	1,945	1,945

		583,274

Multi-Line Insurance (0.78%)
Allstate Corp/The
6.13%, 5/15/2037 (b)(e)	1,400	1,369
AXA SA
6.38%, 12/29/2049 (b)(c)(e)	910	829
6.46%, 12/31/2049 (c)(e)	910	846
CNA Financial Corp
6.00%, 8/15/2011	1,875	1,899
Genworth Financial Inc
6.15%, 11/15/2066 (e)	2,650	2,473
ING Groep NV
5.78%, 12/ 8/2035	3,125	3,018
Metropolitan Life Global Funding I
5.84%, 3/17/2009 (c)(e)	1,625	1,624
5.56%, 5/17/2010 (c)	5,750	5,703
XL Capital Ltd 6.500%
6.50%, 12/31/2049 (e)	1,885	1,751

		19,512

Multimedia (0.60%)
Can West Media Inc
8.00%, 9/15/2012	500	487
News America Inc
6.63%, 1/9/2008	1,875	1,879
6.20%, 12/15/2034	955	926
Time Warner Inc
5.73%, 11/13/2009 (e)(f)	3,200	3,181
Viacom Inc
6.04%, 6/16/2009 (e)(f)	3,650	3,638
5.75%, 4/30/2011	1,140	1,151
Walt Disney Co/The
5.82%, 9/10/2009 (e)(f)	3,950	3,937

		15,199

Music (0.04%)
WMG Acquisition Corp
7.38%, 4/15/2014	1,000	887

Mutual Insurance (0.07%)
Liberty Mutual Group Inc
7.00%, 3/15/2037 (c)(e)	2,000	1,880

Non-Hazardous Waste Disposal (0.10%)
Oakmont Asset Trust
4.51%, 12/22/2008 (c)	1,600	1,590
Waste Management Inc
5.00%, 3/15/2014	10	10
WCA Waste Corp
9.25%, 6/15/2014	825	854

		2,454

Office Automation & Equipment (0.18%)
Xerox Corp
5.50%, 5/15/2012	1,895	1,896
6.40%, 3/15/2016	775	794
6.75%, 2/1/2017	1,720	1,795

		4,485

Office Furnishings — Original (0.05%)
Steelcase lnc
6.50%, 8/15/2011	1,290	1,327

Oil — Field Services (0.22%)
BJ Services Co
5.75%, 6/ 1/2008 (e)	3,875	3,879
Halliburton Co
5.50%, 10/15/2010	1,655	1,681

		5,560

Oil & Gas Drilling (0.14%)
Transocean Inc
5.87%, 9/ 5/2008 (e)(f)	3,400	3,394

Oil Company — Exploration & Production (1.29%)
Anadarko Petroleum Corp
6.09%, 9/15/2009 (e)	4,075	4,057
Chesapeake Energy Corp
7.63%, 7/15/2013 (b)	1,250	1,306
7.50%, 9/15/2013	1,750	1,798
Citic Resources Finance Ltd
6.75%, 5/15/2014 (c)	1,250	1,200
Compton Petroleum Finance Corp
7.63%, 12/ 1/2013	650	622
EnCana Corp
6.30%, 11/ 1/2011	175	182
Husky Oil Co
7.55%, 11/15/2016	325	362
Newfield Exploration Co
6.63%, 9/ 1/2014	1,860	1,827
See accompanying notes

191

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)
BONDS (continued)
Oil Company — Exploration & Production (continued)
Nexen lnc
5.05%, 11/20/2013	$5,070	$4,929
7.88%, 3/15/2032	500	587
6.40%, 5/15/2037	1,825	1,816
Occidental Petroleum Corp
4.00%, 11/30/2007	460	459
PetroHawk Energy Corp
9.13%, 7/15/2013	650	690
Pioneer Natural Resources Co
6.65%, 3/15/2017	2,500	2,356
Plains Exploration & Production Co
7.75%, 6/15/2015	1,100	1,095
Swift Energy Co
7.63%, 7/15/2011	565	571
7.13%, 6/1/2017	3,405	3,273
Western Oil Sands Inc
8.38%, 5/1/2012	1,530	1,700
XTO Energy Inc
7.50%, 4/15/2012	190	207
5.90%, 8/1/2012 (b)	2,000	2,053
6.25%, 4/15/2013	235	244
5.65%, 4/1/2016	1,145	1,140

		32,474

Oil Company — Integrated (0.43%)
ConocoPhillrps Holding Co
6.95%, 4/15/2029	100	114
Husky Energy Inc
6.25%, 6/15/2012	2,275	2,352
6.15%, 6/15/2019	1,240	1,252
6.80%, 9/15/2037	1,600	1,676
Petrobras International Finance Co
5.88%, 3/1/2018	2,600	2,555
8.38%, 12/10/2018	600	705
Petro-Canada
5.95%, 5/15/2035	1,210	1,158
Petronas Capital Ltd
7.88%, 5/22/2022 (c)	545	662
Suncor Energy Inc
6.50%, 6/15/2038	445	466

		10,940

Oil Field Machinery & Equipment (0.03%)
Complete Production Services Inc
8.00%, 12/15/2016	750	727

Oil Refining & Marketing (0.48%)
Premcor Refining Group Inc/The
6.75%, 2/1/2011	1,675	1,740
9.50%, 2/1/2013	1,900	2,003
Tesoro Corp
6.25%, 11/1/2012	3,415	3,389
6.63%, 11/1/2015	1,115	1,107
Tesoro Corp (continued)
6.50%, 6/1/2017 (c)	1,475	1,457
Valero Energy Corp
4.75%, 6/15/2013	957	921
4.75%, 4/1/2014 (b)	1,500	1,427

		12,044

Paper & Related Products (0.14%)
Alto Parana SA
6.38%, 6/9/2017 (c)	2,290	2,334
Bowater lnc
8.69%, 3/15/2010 (e)	1,200	1,098
Celulosa Arauco y Constitucion SA
5.13%, 7/9/2013	205	200

		3,632

Pharmacy Services (0.21%)
Medco Health Solutions Inc
7.25%, 8/15/2013	3,285	3,476
Omnicare Inc
6.75%, 12/15/2013	250	241
6.88%, 12/15/2015	1,600	1,536

		5,253

Physician Practice Management (0.03%)
US Oncology Holdings Inc
10.76%, 3/15/2012 (c)(e)	300	264
US Oncology Inc
9.00%, 8/15/2012	600	601

		865

Pipelines (0.99%)
Boardwalk Pipelines LLC
5.50%, 2/1/2017	540	518
Center Point Energy Resources Corp
6.13%, 11/1/2017	800	802
6.63%, 11/1/2037	800	803
Consolidated Natural Gas Co
5.00%, 3/1/2014	250	241
El Paso Natural Gas Co
5.95%, 4/15/2017 (c)	1,115	1,092
Enbridge Energy Partners LP
4.00%, 1/15/2009	388	382
Enbridge Inc
5.80%, 6/15/2014	2,600	2,628
Holly Energy Partners LP
6.25%, 3/1/2015	1,000	935
Kinder Morgan Energy Partners LP
5.85%, 9/15/2012	3,500	3,556
National Fuel Gas Co
5.25%, 3/1/2013	350	349
Northwest Pipeline Corp
6.63%, 12/1/2007	1,295	1,295
5.95%, 4/15/2017	1,345	1,338
See accompanying notes

192

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)
BONDS (continued)
Pipelines (continued)
ONEOK Partners LP
5.90%, 4/1/2012	$2,150	$2,195
Pacific Energy
6.25%, 9/15/2015	4,500	4,424
Southern Natural Gas Co
5.90%, 4/1/2017 (c)	1,805	1,768
TEPPCO Partners LP
7.63%, 2/15/2012	1,080	1,160
Transportadora de Gas del Sur SA
7.88%, 5/14/2017 (b)(c)	1,700	1,553

		25,039

Poultry (0.03%)
Pilgrim’s Pride Corp
7.63%, 5/1/2015	625	628

Printing — Commercial (0.08%)
Cadmus Communications Corp
8.38%, 6/15/2014	750	694
Sheridan Group Inc/The
10.25%, 8/15/2011	650	666
Valassis Communications Inc
8.25%, 3/1/2015 (b)	750	632

		1,992

Private Corrections (0.07%)
Corrections Corp of America
7.50%, 5/1/2011	1,750	1,772

Property & Casualty Insurance (0.39%)
Arch Capital Group Ltd
7.35%, 5/1/2034	1,465	1,610
Chubb Corp
6.38%, 3/29/2037 (e)	2,005	1,974
Crum & Forster Holdings Corp
7.75%, 5/1/2017	1,000	993
Markel Corp
7.35%, 8/15/2034	135	140
Progressive Corp/The
6.70%, 6/15/2037	1,700	1,668
Travelers Cos Inc/The
6.25%, 3/15/2067 (e)	1,730	1,680
WR Berkley Corp
6.25%, 2/15/2037	1,820	1,699

		9,764

Publishing — Newspapers (0.01%)
Block Communications Inc
8.25%, 12/15/2015 (c)	350	352

Publishing — Periodicals (0.24%)
Dex Media East LLC/Dex Media East Finance Co
12.13%, 11/15/2012	4,000	4,255
Dex Media West LLC/Dex Media Finance Co
9.88%, 8/15/2013	500	533
Idearc lnc
8.00%, 11/15/2016	1,200	1,203

		5,991

Quarrying (0.04%)
Compass Minerals International Inc
0.00%, 6/1/2013 (a)(e)	1,000	1,007

Radio (0.04%)
Entercom Radio LLC/Entercom Capital Inc
7.63%, 3/1/2014	1,000	995

Real Estate Operator & Developer (0.13%)
Duke Realty LP
5.63%, 8/15/2011	980	980
Regency Centers LP
8.45%, 9/1/2010	940	1,017
5.88%, 6/15/2017	1,235	1,202

		3,199

Regional Banks (1.27%)
BAC Capital Trust XIII
6.09%, 3/15/2043 (e)	3,640	3,340
BAC Capital Trust XIV
5.63%, 3/15/2043 (e)	2,385	2,250
Bank of America Corp
5.46%, 8/ 2/2010 (e)	3,290	3,278
Capital One Financial Corp
6.00%, 9/10/2009 (e)(f)	3,500	3,447
5.70%, 9/15/2011	1,570	1,553
Fifth Third Bancorp
3.38%, 8/15/2008	350	345
First Union Institutional Capital I
8.04%, 12/1/2026	1,000	1,041
Keycorp
4.96%, 5/26/2009 (e)(f)	3,000	3,003
PNC Funding Corp
5.10%, 1/31/2012 (e)(fl	4,625	4,563
SunTrust Preferred Capital I
5.85%, 12/31/2049 (e)	1,580	1,551
Wachovia Corp
5.63%, 12/15/2008	865	867
6.38%, 2/1/2009	365	369
Wells Fargo & Co
3.12%, 8/15/2008	465	457
5.72%, 8/20/2010 (e)	1,865	1,865
Wells Fargo Capital X
5.95%, 12/15/2036	4,310	4,051

		31,980

Reinsurance (0.31%)
Endurance Specialty Holdings Ltd
7.00%, 7/15/2034	3,350	3,184
See accompanying notes

193

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)
BONDS (continued)
Reinsurance (continued)
PartnerRe Finance II
6.44%, 12/1/2066 (e)	$1,320	$1,228
Platinum Underwriters Finance Inc
7.50%, 6/1/2017	3,170	3,381

		7,793

REITS — Apartments (0.18%)
Archstone-Smith Operating Trust
6.50%, 2/15/2012	750	809
AvalonBay Communities Inc
5.50%, 1/15/2012 (b)	1,785	1,784
BRE Properties Inc
5.50%, 3/15/2017	1,740	1,647
UDR Inc
6.50%, 6/15/2009	395	407

		4,647

REITS — Diversified (0.35%)
iStar Financial Inc
6.03%, 9/15/2009 (e)	2,425	2,337
6.07%, 3/9/2010 (e)	3,425	3,236
5.85%, 3/15/2017	3,500	3,123

		8,696

REITS — Healthcare (0.61%)
HCP Inc
6.14%, 9/15/2008 (e)(f)	4,500	4,493
5.65%, 12/15/2013	2,900	2,807
6.00%, 1/30/2017	1,750	1,689
Nationwide Health Properties Inc
6.50%, 7/15/2011	585	595
6.25%, 2/1/2013	5,700	5,738

		15,322

REITS — Hotels (0.18%)
Hospitality Properties Trust
5.13%, 2/15/2015	825	765
6.30%, 6/15/2016	1,800	1,778
6.70%, 1/15/2018	2,000	2,018

		4,561

REITS — Office Property (0.27%)
Brandywine Operating Partnership LP
5.63%, 12/15/2010	2,325	2,319
5.70%, 5/1/2017	1,945	1,837
Highwoods Properties Inc
5.85%, 3/15/2017	1,245	1,172
HRPT Properties Trust
6.29%, 3/16/2011 (e)	1,408	1,394

		6,722

REITS — Regional Malls (0.16%)
Simon Property Group LP
6.38%, 11/15/2007	3,750	3,751
4.60%, 6/15/2010	375	368

		4,119

REITS — Shopping Centers (0.15%)
Developers Diversified Realty Corp
5.38%, 10/15/2012	2,560	2,528
Federal Realty Investment Trust
6.20%, 1/15/2017	1,170	1,170

		3,698

REITS — Single Tenant (0.04%)
National Retail Properties Inc
6.88%, 10/15/2017	935	935

REITS — Warehouse & Industrial (0.19%)
Prologis
5.75%, 8/24/2009 (e)	4,800	4,813

Rental — Auto & Equipment (0.73%)
Erac USA Finance Co
5.23%, 4/30/2009 (c)(e)(f)	6,350	6,317
5.75%, 8/28/2009 (c)(e)	1,900	1,909
5.90%, 11/15/2015 (c)	3,750	3,654
6.38%, 10/15/2017 (c)	2,600	2,595
7.00%, 10/15/2037 (c)	2,600	2,558
United Rentals North America Inc
6.50%, 2/15/2012	1,200	1,242

		18,275

Retail — Apparel & Shoe (0.03%)
Collective Brands Inc
8.25%, 8/1/2013	850	840

Retail — Automobile (0.11%)
Asbury Automotive Group Inc
8.00%, 3/15/2014	750	731
AutoNation Inc
7.24%, 4/15/2013 (e)	1,000	978
Penske Auto Group Inc
7.75%, 12/15/2016	1,150	1,118

		2,827

Retail — Discount (0.01%)
Target Corp
5.38%, 6/15/2009	80	80
5.88%, 3/1/2012	280	289

		369

Retail — Drug Store (0.26%)
CVS Caremark Corp
5.92%, 6/1/2010 (e)	4,710	4,674
Rite Aid Corp
8.13%, 5/1/2010	1,450	1,459

See accompanying notes.	194

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Retail — Drug Store (continued)
Rite Aid Corp (continued)
9.50%, 6/15/2017(c)	$355	$328

		6,461

Retail — Petroleum Products (0.20%)
Petro Stopping Centers LP/Petro Finance
9.00%, 2/15/2012	4,730	4,943

Retail — Propane Distribution (0.10%)
Amengas Partners LP/AmeriGas Finance Corp
7.25%, 5/20/2015	550	544
AmeriGas Partners LP/AP Eagle Finance Corp
7.13%, 5/20/2016	450	440
InergyLP/Inergy Finance Corp
6.88%, 12/15/2014	500	490
8.25%, 3/1/2016	500	523
Suburban Propane Partners LP/Suburban
Energy Finance Corp
6.88%, 12/15/2013	400	390

		2,387

Retail — Regional Department Store (0.03%)
JC Penney Corp Inc
6.50%, 12/15/2007	700	701

Retail — Restaurants (0.10%)
Darden Restaurants Inc
6.20%, 10/15/2017	1,690	1,716
Landry’s Restaurants Inc
9.50%, 12/15/2014	700	674

		2,390

Rubber—Tires (0.08%)
Goodyear Tire & Rubber Co/The
11.25%, 3/1/2011	1,000	1,070
8.63%, 12/1/2011	801	853

		1,923

Satellite Telecommunications (0.21%)
Intelsat Corp
6.38%, 1/15/2008	3,750	3,741
Intelsat Subsidiary Holding Co Ltd
8.25%, 1/15/2013 (e)	1,515	1,526

		5,267

Savings & Loans—Thrifts (0.15%)
Washington Mutual Inc
5.54%, 1/15/2010 (e)	3,750	3,680
5.25%, 9/15/2017	205	178

		3,858

Schools (0.04%)
Knowledge Learning Corp Inc
7.75%, 2/1/2015 (c)	970	948
Seismic Data Collection (0.03%)
Cie Generale de Geophysique- Veritas
7.50%, 5/15/2015	810	826

Sovereign (0.19%)
Chile Government International Bond
5.41%, 1/28/2008 (e)	1,000	1,000
Colombia Government International Bond
8.25%, 12/22/2014	750	857
7.38%, 9/18/2037 (b)	1,660	1,896
Mexico Government International Bond
5.94%, 1/13/2009 (e)	1,135	1,144

		4,897

Sovereign Agency (0.03%)
Federal National Mortgage Association
5.25%, 1/15/2009 (b)	350	353
7.25%, 1/15/2010	250	265
6.00%, 5/15/2011 (b)	75	79

		697

Special Purpose Banks (0.12%)
Korea Development Bank
4.25%, 11/13/2007 (b)	25	25
5.58%, 10/20/2009 (e)	760	760
5.37%, 4/3/2010 (e)(f)	2,335	2,328

		3,113

Special Purpose Entity (1.22%)
AGFC Capital Trust I
6.00%, 1/15/2067 (c)(e)	835	787
BAE Systems Holdings Inc
6.40%, 12/15/2011 (c)	3,305	3,430
5.20%, 8/15/2015 (c)	3,420	3,286
Capital One Capital IV
6.75%, 2/17/2037 (b)	1,640	1,443
Hexion US Finance Corp/Hexion Nova Scotia Finance
9.75%, 11/15/2014	425	466
Independencia International Ltd
9.88%, 1/31/2017 (c)	500	513
John Hancock Global Funding II
5.40%, 4/3/2009 (c)(e)	2,550	2,559
JP Morgan Chase Capital XXII
6.45%, 2/2/2037	750	694
Petroplus Finance Ltd
7.00%, 5/1/2017 (c)(d)	700	658
QBE Capital Funding II LP
6.80%, 6/29/2049 (c)(d)(e)	1,865	1,824
Regency Energy Partners LP/Regency Energy Finance Corp
8.38%, 12/15/2013	1,757	1,849
Rockies Express Pipeline LLC
6.44%, 8/20/2009 (c)(e)	2,260	2,260
Santander Finance Preferred SA Uniperso
6.67%, 10/24/2017 (b)(c)(e)	1,500	1,494
See accompanying notes.

195

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Special Purpose Entity (continued)
SMFG Preferred Capital USD 1 Ltd
6.08%, 1/29/2049 (c)(e)	$2,740	$2,563
Swiss Re Capital I LP
6.85%, 5/29/2049 (c)(e)	1,925	1,942
Trans Capital Invest Ltd
5.67%, 3/5/2014 (c)	1,840	1,777
Universal City Development Partners
11.75%, 4/1/2010	1,000	1,050
USB Realty Corp
6.09%, 12/22/2049 (c)(e)	985	954
Williams Cos Inc Credit Linked Certificates
8.61%, 5/1/2009 (c)(e)	1,200	1,212

		30,761

Specified Purpose Acquisition (0.07%)
ESI Tractebel Acquisition Corp
7.99%, 12/30/2011	1,750	1,790

Steel — Producers (0.22%)
Ispat Inland ULC
9.75%, 4/1/2014	1,900	2,068
Steel Dynamics Inc
7.38%, 11/1/2012 (c)	2,600	2,600
6.75%, 4/1/2015 (c)	1,000	958

		5,626

Steel — Specialty (0.06%)
GTL Trade Finance Inc
7.25%, 10/20/2017 (c)(e)	1,580	1,600

Steel Pipe & Tube (0.03%)
Mueller Water Products Inc
7.38%, 6/1/2017	725	674

Supranational Bank (0.01%)
Corp Andina de Fomento
6.88%, 3/15/2012	210	223

Telecommunication Services (0.24%)
Globo Comunicacoes e Participacoes SA
7.25%, 4/26/2022 (b)(c)	1,155	1,143
MasTec Inc
7.63%, 2/1/2017	900	873
Qwest Corp
7.88%, 9/1/2011	1,000	1,055
Telcordia Technologies Inc
8.99%, 7/15/2012 (c)(e)	2,020	1,868
West Corp
9.50%, 10/15/2014	1,000	1,028

		5,967

Telephone — Integrated (1.05%)
AT&T Corp
7.30%, 11/15/2011 (e)	2,070	2,234
Deutsche Telekom International Finance
5.39%, 3/23/2009 (e)	3,175	3,173
France Telecom SA
7.75%, 3/1/2011 (e)	3,390	3,660
KT Corp
4.88%, 7/15/2015 (c)	700	665
Qwest Communications International Inc
9.06%, 2/15/2009 (e)	1,050	1,055
Royal KPN NV
8.00%, 10/1/2010	1,075	1,157
Sprint Nextel Corp
5.60%, 6/28/2010 (e)	2,500	2,492
Telecom Italia Capital SA
5.84%, 2/1/2011 (e)	845	842
5.82%, 7/18/2011 (e)	2,175	2,174
Telefonica Emisiones SAU
5.89%, 6/19/2009 (e)	2,200	2,201
5.98%, 6/20/2011	1,415	1,451
5.69%, 2/4/2013 (a)(d)(e)	2,075	2,045
5.86%, 2/4/2013 (d)	1,670	1,706
Telefonica Europe BV
7.75%, 9/15/2010	760	814
Telefonos de Mexico SAB de CV
4.50%, 11/19/2008	765	759

		26,428

Television (0.12%)
Allbritton Communications Co
7.75%, 12/15/2012	750	761
British Sky Broadcasting Group PLC
6.88%, 2/23/2009	380	389
Univision Communications Inc
9.75%, 3/15/2015 (b)(c)	1,235	1,210
Videotron Ltee
6.88%, 1/15/2014	725	723

		3,083

Theaters (0.02%)
AMC Entertainment Inc
8.63%, 8/15/2012	500	519

Tobacco (0.21%)
Reynolds American Inc
7.25%, 6/1/2013	3,950	4,196
6.75%, 6/15/2017	975	1,005

		5,201

Tools — Hand Held (0.13%)
Snap-On Inc
5.38%, 1/12/2010 (e)(f)	3,200	3,191

Transport — Rail (0.13%)
CSX Corp
6.25%, 3/15/2018	3,000	3,022
See accompanying notes.

196

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Transport — Rail (continued)
Union Pacific Corp
4.70%, 1/2/2024	$182	$175
6.63%, 2/1/2029	45	46

		3,243

Transport — Services (0.20%)
FedEx Corp
3.50%, 4/1/2009	260	254
TGI INTERNATIONAL LTD
9.50%, 10/3/2017 (b)(c)(d)	4,545	4,755

		5,009

Travel Services (0.04%)
Travelport LLC
9.88%, 9/1/2014	500	515
10.25%, 9/1/2014 (e)	450	452

		967

Wire & Cable Products (0.08%)
Coleman Cable Inc
9.88%, 10/1/2012	1,250	1,231
Superior Essex Communications LLC/Essex Group
9.00%, 4/15/2012	850	840

		2,071

Wireless Equipment (0.07%)
American Tower Corp
7.00%, 10/15/2017 (c)	1,250	1,278
Motorola Inc
4.61%, 11/16/2007	465	465

		1,743

TOTAL BONDS		$2,139,879

SENIOR FLOATING RATE INTERESTS (0.62%)
Auto/Truck Parts & Equipment — Replacement (0.10%)
Allison Transmission Inc, Term Loan B
0.00%, 8/7/2014 (e)(i)	2,500	2,429

Chemicals — Diversified (0.08%)
Lyondell Chemical Company, Term Loan B
0.00%, 9/30/2013 (e)(i)	2,000	1,987

Data Processing & Management (0.10%)
First Data Corporation, Term Loan Bl
7.48%, 12/24/2014 (e)	1,000	962
First Data Corporation, Term Loan B2
7.48%, 9/24/2014 (e)	750	723
First Data Corporation, Term Loan B3
7.48%, 9/24/2014 (e)	1,000	965

		2,650

Electric -Integrated (0.05%)
Texas Competitive Electric Holdings Company, Term Loan B
0.00%, 10/29/2014 (e)(i)	1,295	1,295

Retail — Building Products (0.21%)
HD Supply Inc, Term Loan B
0.00%, 8/30/2012 (e)(i)	5,200	5,200

Satellite Telecommunications (0.08%)
Telesat Canada Inc, Term Loan B
0.00%, 9/1/2014 (e)(i)	2,000	1,982

TOTAL SENIOR FLOATING RATE INTERESTS		$15,543

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (53.22%)
Federal Home Loan Mortgage Corporation (FHLMC) (18.57%)
4.50%, 11/1/2022 (j)	19,255	18,617
5.00%, 11/1/2022 (j)	5,025	4,950
5.50%, 11/1/2022 (j)	3,050	3,054
5.00%, 11/1/2037 (j)	52,550	50,432
5.50%, 11/1/2037 (j)	118,050	116,205
6.00%, 11/1/2037 (j)	121,565	122,325
6.50%, 11/1/2037 (j)	10,000	10,241
6.00%, 12/1/2037 (j)	11,250	11,310
5.50%, 4/1/2009	23	24
5.50%, 8/1/2009	67	68
4.50%, 12/1/2009	681	672
4.50%, 4/1/2011	2,661	2,610
7.00%, 8/1/2016	12	12
6.50%, 6/1/2017	582	598
6.00%, 7/1/2017	217	221
5.50%, 3/1/2018	493	495
5.50%, 4/1/2018	3,732	3,751
5.00%, 5/1/2018	3,450	3,413
5.00%, 10/1/2018	2,098	2,076
5.50%, 12/1/2018	9	9
5.00%, 1/1/2019	3,389	3,350
6.00%, 3/1/2022	596	605
6.00%, 7/1/2023	1,913	1,940
5.50%, 6/1/2024	2,956	2,940
5.00%, 2/1/2026	11,568	11,248
6.00%, 6/1/2028	37	38
6.00%, 1/1/2029	14	14
6.50%, 3/1/2029	62	64
6.50%, 3/1/2029	10	10
6.50%, 5/1/2029	91	94
7.00%, 12/1/2029	39	40
7.00%, 6/1/2030	29	31
7.50%, 9/1/2030	15	15
7.50%, 9/1/2030	11	11
8.00%, 9/1/2030	130	138
See accompanying notes.

197

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)
8.00%, 11/1/2030	$—	$1
7.00%, 12/1/2030	47	49
7.50%, 12/1/2030	3	3
7.50%, 1/1/2031	60	63
6.00%, 3/1/2031	104	105
7.50%, 3/1/2031	22	24
6.00%, 4/1/2031	21	21
6.50%, 4/1/2031	49	51
6.50%, 6/1/2031	4	4
7.00%, 6/1/2031	2	2
6.50%, 9/1/2031	53	54
7.00%, 9/1/2031	13	13
6.00%, 12/1/2031	540	546
6.00%, 2/1/2032	11	11
6.50%, 2/1/2032	36	37
6.50%, 2/1/2032	31	32
7.50%, 2/1/2032	29	31
6.50%, 5/1/2032	117	121
6.00%, 12/1/2032	516	522
6.00%, 2/1/2033	399	402
5.50%, 4/1/2033	963	950
5.50%, 5/1/2033	1,065	1,051
5.50%, 10/1/2033	882	871
5.50%, 12/1/2033	3,907	3,857
6.00%, 12/1/2033	927	937
5.50%, 9/1/2034	3,092	3,050
5.50%, 2/1/2035	4,809	4,740
5.00%, 7/1/2035	1,758	1,689
5.00%, 10/1/2035	3,440	3,305
6.50%, 10/1/2035	458	469
6.00%, 8/1/2036	1,857	1,870
6.50%, 11/1/2036	4,411	4,519
5.06%, 7/1/2034 (e)	351	348
5.87%, 6/1/2035 (e)	4,109	4,197
4.68%, 8/1/2035 (e)	1,673	1,670
4.99%, 9/1/2035 (e)	4,716	4,707
5.21%, 11/1/2035 (e)	882	883
5.44%, 12/1/2035 (e)	259	261
6.56%, 7/1/2036 (e)	4,860	4,966
6.49%, 8/1/2036 (e)	9,810	10,073
5.68%, 10/1/2036 (e)	15,086	15,189
6.51%, 10/1/2036 (e)	2,215	2,263
6.50%, 1/1/2037 (e)	3,556	3,624
6.53%, 1/1/2037 (e)	8,184	8,371
5.56%, 2/1/2037 (e)	3,843	3,847
5.63%, 2/1/2037 (e)	4,849	4,866
5.64%, 5/1/2037	1,099	1,109

		467,395

Federal National Mortgage Association (FNMA) (17.83%)
4.50%, 11/1/2022 (j)	35,200	34,045
5.00%, 11/1/2022 (j)	38,425	37,825
5.50%, 11/1/2022 (j)	17,755	17,783
5.00%, 11/1/2037 (j)	90,350	86,708
5.50%, 11/1/2037 (j)	91,650	90,304
6.00%, 11/1/2037 (j)	63,475	63,931
6.50%, 11/1/2037 (j)	18,005	18,427
7.00%, 11/1/2037 (j)	70	73
6.00%, 5/1/2009	12	12
6.00%, 5/1/2009	19	19
6.00%, 7/1/2009	83	83
6.00%, 7/1/2009	42	42
5.00%, 3/1/2010	506	506
6.50%, 4/1/2010	17	17
6.50%, 1/1/2011	20	21
6.50%, 2/1/2011	75	76
6.50%, 3/1/2011	126	128
6.50%, 7/1/2016	16	16
6.50%, 2/1/2017	76	78
6.50%, 3/1/2017	30	30
6.50%, 4/1/2017	23	24
6.50%, 8/1/2017	523	537
5.00%, 9/1/2017	906	896
5.50%, 9/1/2017	183	184
5.50%, 10/1/2017	385	387
5.00%, 3/1/2018	1,452	1,434
4.50%, 1/1/2020	2,424	2,349
6.00%, 10/1/2021	10,210	10,390
6.50%, 5/1/2022	38	39
5.50%, 2/1/2023	703	701
6.00%, 2/1/2023	216	219
5.50%, 6/1/2023	2,784	2,773
5.50%, 7/1/2023	45	44
6.50%, 12/1/2031	33	34
6.50%, 2/1/2032	25	26
6.50%, 2/1/2032	58	60
7.00%, 2/1/2032	83	87
7.00%, 3/1/2032	210	220
6.50%, 4/1/2032	32	32
6.00%, 5/1/2032	55	55
6.50%, 6/1/2032	13	13
6.50%, 8/1/2032	148	153
7.50%, 8/1/2032	94	99
4.73%, 12/1/2032 (e)	1,726	1,735
See accompanying notes.

198

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA) (continued)
5.50%, 7/1/2033	$1,560	$1,542
5.50%, 9/1/2033	2,208	2,182
4.24%, 6/1/2034 (e)	894	885
4.34%, 7/1/2034 (e)	515	510
4.28%, 12/1/2034 (e)	1,363	1,350
4.59%, 3/1/2035 (e)	1,501	1,482
5.00%, 7/1/2035	1,743	1,674
5.08%, 8/1/2035 (e)	1,851	1,850
5.73%, 2/1/2036 (e)	1,150	1,152
7.00%, 3/1/2036 (e)(f)	7,060	7,158
6.00%, 5/1/2036	1,289	1,299
5.79%, 6/1/2036 (e)(g)	556	557
6.00%, 7/1/2036	3,105	3,128
6.50%, 8/1/2036	708	725
6.50%, 8/1/2036	3,758	3,846
5.53%, 10/1/2036 (e)	1,271	1,269
6.50%, 10/1/2036	8,240	8,435
6.50%, 11/1/2036	8,876	9,086
6.50%, 12/1/2036	12,442	12,736
5.44%, 1/1/2037 (e)	3,064	3,076
5.50%, 1/1/2037 (e)	9,168	9,244
5.47%, 3/1/2037 (e)	3,028	3,039

		448,840

Government National Mortgage Association (GNMA)(2.10%)
5.50%, 11/1/2037 (j)	20,450	20,322
7.00%, 4/15/2031	2	2
7.00%, 6/15/2031	71	74
7.00%, 7/15/2031	14	14
6.00%, 8/15/2031	100	101
6.00%, 1/15/2032	29	29
6.00%, 2/15/2032	430	436
7.00%, 6/15/2032	382	403
6.50%, 10/15/2032	130	134
6.50%, 12/15/2032	1,082	1,116
6.00%, 2/15/2033	192	195
5.00%, 11/15/2033	14,847	14,437
6.00%, 12/15/2033	263	267
5.00%, 6/15/2034	352	342
6.50%, 3/20/2028	48	50
6.00%, 7/20/2028	256	259
6.00%, 11/20/2028	235	238
6.00%, 1/20/2029	248	251
6.50%, 5/20/2029	37	38
6.00%, 7/20/2029	62	63
7.50%, 10/20/2030	3	3
8.00%, 1/20/2031	23	25
6.50%, 2/20/2032	22	22
6.00%, 11/20/2033	3,111	3,147
5.50%, 5/20/2035	915	905
6.00%, 12/20/2036	9,953	10,051

		52,924

U.S. Treasury (14.72%)
4.25%, 11/30/2007 (b)	50,000	49,996
4.50%, 2/15/2009 (b)	15,000	15,093
4.88%, 8/15/2009 (b)	60,000	60,928
3.50%, 2/15/2010 (b)	22,500	22,289
5.00%, 2/15/2011 (b)	27,250	28,136
4.50%, 4/30/2012 (b)	20,000	20,300
4.38%, 8/15/2012 (b)	19,750	20,001
4.25%, 8/15/2013 (b)	11,100	11,131
4.75%, 5/15/2014 (b)	15,000	15,416
4.25%, 11/15/2014 (b)	18,675	18,609
8.13%, 8/15/2019 (b)	9,350	12,261
6.25%, 8/15/2023 (b)	15,000	17,409
6.00%, 2/15/2026 (b)	37,150	42,537
6.75%, 8/15/2026 (b)	3,000	3,718
6.13%, 8/15/2029	25	29
6.25%, 5/15/2030 (b)	27,055	32,532

		370,385

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$1,339,544

SHORT TERM INVESTMENTS (4.00%)
Commercial Paper (2.75%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/1/2007	$59,277	$59,277
Textron Inc
5.05%, 11/1/2007(f)	10,000	10,000

		69,277

Money Market Funds (1.25%)
BNY Institutional Cash Reserve Fund (f)	31,356	31,356

TOTAL SHORT TERM INVESTMENTS		$100,633

Total Investments		$3,656,603
Liabilities in Excess of Other Assets, Net — (45.27)%		(1,139,482)

TOTAL NET ASSETS — 100.00%		$2,517,121

See accompanying notes.

199

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated these securities are not considered illiquid. At the end of the period the value of these securities totaled $260,926 or 10.37% of net assets.

(d)	Security purchased on a when-issued basis.

(e)	Variable Rate

(f)	Security was purchased with the cash proceeds from securities loans.

(g)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period the value of these securities totaled $89,452 or 3.55% of net assets.

(h)	Security or a portion of the security was pledged to cover margin requirements for swap agreements. At the end of the period the value of these securities totaled $1,333 or 0.05% of net assets.

(i)	This Senior Floating Rate Note will settle after October 31, 2007, at which time the interest rate will be determined.

(j)	Security was purchased in a “to-be-announced” (“TBA”) transaction.

See Notes to Financial Statements.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$18,275
Unrealized Depreciation	(48,904)

Net Unrealized Appreciation (Depreciation)	(30,629)
Cost for federal income tax purposes	3,687,232
All dollar amounts are shown in thousands (000’s)
Total Return Swap Agreements

		Unrealized
	Notional	Appreciation/
Description	Amount	(Depreciation)
Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 0 basis points with Wachovia Bank. Expires November 2007.	$55,000	$(187)
Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 10 basis points with Wachovia Bank. Expires October 2007.	21,150	(70)
Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 5 basis points with Wachovia Bank. Expires January 2008.	35,000	(117)
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent
Mortgage Securities	63.36%
Financial	22.47%
Asset Backed Securities	17.01%
Government	15.00%
Consumer, Non-cyclical	5.67%
Communications	5.59%
Energy	3.74%
Industrial	3.56%
Utilities	3.48%
Consumer, Cyclical	2.59%
Basic Materials	1.57%
Technology	0.95%
Diversified	0.28%
Liabilities in Excess of Other Assets, Net	(45.27%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent
Total Return Swaps	0.01%
     See accompanying notes

200

Schedule of Investments
California Insured Intermediate Municipal Fund
October 31,2007

	Principal
	Amount	Value
	(000's)	(000's)

TAX-EXEMPT BONDS (99.68%)
California (99.68%)
Anaheim Public Financing Authority/CA AMBAC
5.25%, 8/1/2013	$2,000	$2,145
Anaheim Public Financing Authority/CA FSA
5.25%, 10/1/2014	2,000	2,149
5.00%, 10/1/2015	2,000	2,113
Baldwin Park Public Financing Authority/CA
4.63%, 8/1/2016	1,130	1,160
California Educational Facilities Authority MBIA
5.10%, 3/1/2014	1,000	1,024
California Health Facilities Financing Authority/CA
3.37%, 9/1/2028	300	300
California Housing Finance Agency AMBAC
5.10%, 2/1/2009	1,000	1,016
California Infrastructure & Economic Development Bank FGIC
5.00%, 8/15/2018	1,155	1,232
California State Department of Water Resources FGIC
5.25%, 12/1/2014	3,000	3,245
California State Department of Water Resources MBIA
5.25%, 5/1/2015	1,675	1,793
California State Public Works Board AMBAC
5.25%, 12/1/2014	2,750	2,942
5.25%, 3/1/2016	1,000	1,065
California State Public Works Board MBIA
5.00%, 12/1/2018	3,000	3,180
California Statewide Communities Development Authority
5.00%, 5/15/2020	1,000	1,015
California Statewide Communities Development Authority FNMA
4.20%, 10/15/2018	1,490	1,480
California Statewide Communities Development Authority FSA
5.25%, 10/1/2015	1,845	1,989
Chino Valley Unified School District Certificates of Participation FSA
5.25%, 9/1/2013	1,240	1,321
Chula Vista Public Financing Authority/CA FSA
4.50%, 9/2/2013	145	152
City of Hawthorne CA
4.60%, 9/1/2021 (a)	1,000	945
City of Oceanside CA AMBAC
5.25%, 4/1/2016	1,575	1,688
City of Riverside C A MBIA
5.50%, 9/1/2013	1,100	1,177
City of Sacramento CA
5.00%, 9/2/2020	1,020	1,004
Contra Costa County Public Financing Authority MBIA
5.00%, 6/1/2020	2,000	2,138
County of Alameda CA MBIA
5.38%, 6/1/2009	475	481
County of Riverside C A FGIC
5.00%, 11/1/2018	1,015	1,078
5.00%, 11/1/2019	1,105	1,168
County of San Diego CA
5.00%, 9/1/2016	1,000	1,023
5.00%, 9/1/2020	1,000	1,008
Emeryville Public Financing Authority/CA MBIA
5.25%, 9/1/2015	1,265	1,366
5.25%, 9/1/2017	1,400	1,505
Golden State Tobacco Securitization Corp/CA AMBAC
5.00%, 6/1/2013	1,000	1,069
Golden West Schools Financing Authority MBIA
5.65%, 2/1/2012	685	743
Gonzales Redevelopment Agency/CA
4.63%, 8/1/2011	1,000	1,001
Loma Linda CA
5.00%, 12/1/2017	2,000	2,039
Long Beach Bond Finance Authority AMBAC
5.25%, 11/1/2013	1,080	1,162
Long Beach Community College District/CA FGIC
5.00%, 5/1/2019	1,435	1,520
Los Angeles Department of Water & Power AMBAC
5.00%, 7/1/2022	1,000	1,065
Los Angeles Department of Water & Power FSA
5.00%, 7/1/2017	2,000	2,158
Los Angeles Department of Water & Power MBIA
5.00%, 7/1/2017	1,300	1,388
Los Angeles Municipal Improvement Corp MBIA
5.50%, 6/1/2017	1,045	1,124
Los Angeles State Building Authority/CA MBIA
5.63%, 5/1/2011	1,500	1,574
Monterey Peninsula Community College District FGIC
5.00%, 8/1/2020	3,000	3,177
M-S-R Public Power Agency/CA MBIA
5.00%, 1/1/2015	2,105	2,210
Ontario Redevelopment Financing Authority/CA AMBAC
5.50%, 8/1/2016	1,055	1,137
See accompanying notes

201

Schedule of Investments
California Insured Intermediate Municipal Fund
October 31,2007

	Principal
	Amount	Value
	(000's)	(000's)

TAX-EXEMPT BONDS (continued)
California (continued)
Ontario Redevelopment Financing Authority/CA MBIA
5.25%, 8/1/2016	$1,060	$1,133
Orange County Public Financing Authority/CA AMBAC
5.38%, 6/1/2016	1,000	1,082
Palm Desert Financing Authority MBIA
5.00%, 8/1/2012	795	845
San Bernardino Redevelopment Agency RADIAN
5.00%, 9/1/2018	1,565	1,606
San Francisco Bay Area Transit Financing Authority MBIA
5.00%, 7/1/2018	3,000	3,188
San Jose Financing Authority MBIA
5.00%, 9/1/2016	1,200	1,262
Santa Maria Redevelopment Agency/CA AMBAC
5.00%, 6/1/2013	165	177
5.25%, 6/1/2015	1,085	1,165
Shasta Joint Powers Financing Authority/CA MBIA
5.25%, 4/1/2017	1,160	1,233
South Gate Public Financing Authority XLCA
5.00%, 9/1/2016	895	953
Stanton CA AMBAC
5.63%, 8/1/2029	870	888
State of California MBIA
6.25%, 9/1/2012	2,000	2,188
Sunnyvale CA AMBAC
5.50%, 10/1/2014	1,000	1,077
5.50%, 10/1/2016	1,000	1,067
Sweetwater Union High School District MBIA
5.00%, 9/1/2020	1,225	1,289
Tracy Area Public Facilities Financing Agency/CA MBIA
5.88%, 10/1/2013	985	1,052

		85,474

TOTAL TAX-EXEMPT BONDS		$85,474

Total Investments		85,474

LIABILITY FOR FLOATING RATE NOTES ISSSUED IN CONJUNCTION WITH SECURITIES HELD (−0.87%)
Note with interest rate of 3.47% at October 31 , 2007 and contractual maturity of collateral in 2036 (b)	(750)	(750)

Total Net Investments		$84,724
Other Assets in Excess of Liabilities, Net — 1.19%		1,023

TOTAL NET ASSETS — 100.00%		$85,747

(a)	Security or portion of underlying security related to Inverse Floaters entered into by the Fund. See notes.

(b)	Floating rate securities. The interest rate(s) shown reflect the rates in effect at October 31, 2007.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$1,472
Unrealized Depreciation	(211)

Net Unrealized Appreciation (Depreciation)	1,261
Cost for federal income tax purposes	83,433
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Insured	88.40%
Revenue	7.28%
Revenue — Special Tax	2.27%
Tax Allocation	1.17%
Prerefunded	0.56%
Liability for Floating Rate Notes Issued	(0.87%)
Other Assets in Excess of Liabilities, Net	1.19%

TOTAL NET ASSETS	100.00%

See accompanying notes

202

Schedule of Investments
California Municipal Fund
October 31,2007

	Principal
	Amount	Value
	(000's)	(000's)

TAX-EXEMPT BONDS (111.11%)
California (110.81%)
Abag Finance Authority for Nonprofit Corps
5.25%, 10/1/2026	$1,240	$1,273
Abag Finance Authority for Nonprofit Corps ACA
5.70%, 11/1/2013	2,280	2,352
Amador Water Agency/CA MBIA
5.00%, 6/1/2032	1,000	1,026
Anaheim Public Financing Authority/CA MBIA
8.92%, 12/28/2018 (a)(b)	2,000	2,089
Baldwin Park Financing Authority/CA AMBAC
5.00%, 8/1/2027	2,635	2,720
Barstow Redevelopment Agency/CA MBIA
7.00%, 9/1/2014	1,010	1,141
7.00%, 9/1/2014	530	593
Bay Area Governments Association XLCA
5.25%, 9/1/2029	2,000	2,092
Byron Bethany Joint Powers Authority CIFG
4.50%, 10/1/2027	4,005	3,917
California County TOB Securitization Agency
0.00%, 6/1/2028 (a)(c)	2,000	1,568
5.13%, 6/1/2038	2,000	1,789
5.25%, 6/1/2045	2,000	1,796
California Educational Facilities Authority
6.63%, 6/1/2020	1,000	1,087
California Educational Facilities Authority MBIA
5.10%, 3/1/2014	1,000	1,024
California Health Facilities Financing Authority/CA
3.37%, 9/1/2028	1,500	1,500
5.00%, 4/1/2037	1,000	1,000
5.25%, 4/1/2039	700	712
California Housing Finance Agency
4.80%, 8/1/2023 (d)	2,500	2,380
5.05%, 8/1/2027 (e)	2,500	2,480
4.70%, 8/1/2036 (d)	3,150	2,952
4.875%, 8/1/2041 (d)	6,760	6,453
4.75%, 8/1/2042 (d)	8,400	7,833
California Infrastructure & Economic Development Bank
5.50%, 10/1/2015	1,000	1,055
California Mobilehome Park Financing Authority/CA
4.50%, 12/15/2036	1,000	848
California Pollution Control Financing Authority
5.13%, 11/1/2023	2,500	2,475
5.00%, 7/1/2027	5,500	5,251
California Pollution Control Financing Authority AMBAC
5.85%, 6/1/2021	2,500	2,504
California Rural Home Mortgage Finance Authority GNMA
7.95%, 12/1/2024	20	21
California Rural Home Mortgage Finance Authority GNMA (continued)
5.40%, 12/1/2036	1,000	1,056
California State Department of Water Resources
3.35%, 5/1/2022	5,800	5,800
California State Department of Water Resources FSA
5.00%, 12/1/2018	1,670	1,745
California State Enterprise Development
5.30%, 9/1/2047	1,200	1,203
California State Public Works Board
5.40%, 10/1/2022	3,000	3,063
5.00%, 4/1/2023	4,200	4,300
5.50%, 6/1/2023	1,980	2,130
5.00%, 6/1/2024	3,000	3,069
5.00%, 6/1/2025	1,750	1,787
California Statewide Communities Development Authority
5.20%, 12/1/2029	1,000	1,021
5.25%, 8/1/2031	3,500	3,576
5.00%, 3/1/2035	2,000	2,002
5.25%, 7/1/2035	2,750	2,738
4.88%, 10/1/2035	1,500	1,381
5.00%, 7/1/2039 (d)	3,760	3,566
5.00%, 3/1/2041	2,800	2,773
5.00%, 11/15/2043	5,085	5,070
5.25%, 3/1/2045	4,200	4,251
California Statewide Communities Development Authority MBIA
6.50%, 8/1/2012	2,005	2,133
California Statewide Communities Development Authority Revenue
5.13%, 4/1/2037 (f)	1,500	1,442
Carson Redevelopment Agency MBIA
5.50%, 10/1/2016	1,000	1,123
Chula Vista Community Facilities District/CA
5.45%, 9/1/2036	1,000	970
Chula Vista Public Financing Authority/CA FSA
4.70%, 9/2/2014	1,475	1,555
City of Alhambra CA MBIA
6.13%, 9/2/2018	5,045	5,309
City of Azusa CA
6.00%, 9/1/2026	2,210	2,255
City of Burbank CA FSA
5.25%, 5/1/2024	3,155	3,332
City of Chula Vista CA MBIA
5.00%, 8/1/2027	3,000	3,103
City of Hawthorne CA
5.00%, 9/1/2030 (d)	5,000	4,592
City of Long Beach CA
6.88%, 10/1/2025	2,000	2,032
See accompanying notes

203

Schedule of Investments
California Municipal Fund
October 31,2007

	Principal
	Amount	Value
	(000's)	(000's)

TAX-EXEMPT BONDS (continued)
California (continued)
City of Los Angeles CA AMBAC
5.00%, 3/1/2022	$1,445	$1,501
City of Los Angeles CA GNMA
6.25%, 9/20/2039	1,000	1,012
City of Modesto CA
5.15%, 9/1/2036	1,000	921
City of Oceanside CA AMBAC
5.25%, 4/1/2018	1,500	1,585
City of Pacifica CA AMBAC
5.00%, 10/1/2024	1,090	1,133
City of Redding CA MBIA
8.72%, 7/1/2022 (a)(b)	2,365	3,219
City of San Jose CA AMBAC
5.00%, 3/1/2037	5,000	5,029
City of San Jose CA FNMA
5.88%, 3/1/2033	1,000	1,023
City of Santa Rosa CA FHA
6.70%, 12/1/2024	4,175	4,181
Coachella Redevelopment Agency
5.88%, 12/1/2028	2,000	2,015
Contra Costa Community College District/CA MBIA
5.00%, 8/1/2029	5,000	5,176
Contra Costa Water District FSA
5.00%, 10/1/2017	1,445	1,522
5.00%, 10/1/2018	1,520	1,586
County of Riverside CA FGIC
5.00%, 11/1/2025	1,160	1,204
Dinuba Financing Authority/CA
5.38%, 9/1/2038	1,000	986
Eastern Municipal Water District/CA
5.20%, 9/1/2037 (e)	750	695
Fairfield Housing Authority/CA
5.63%, 9/1/2023	1,215	1,225
Fontana Redevelopment Agency/CA MBIA
5.20%, 9/1/2030	1,000	1,021
Fontana Redevelopment Agency/CA FGIC
4.75%, 9/1/2036	2,000	1,978
Foothill Eastern Transportation Corridor Agency/CA
0.00%, 1/15/2026 (a)(c)	9,000	8,565
0.00%, 1/15/2030 (c)	20,000	5,499
0.00%, 1/15/2032 (c)	10,000	2,429
0.00%, 1/15/2033 (c)	10,000	2,286
0.00%, 1/15/2034 (c)	10,000	2,149
0.00%, 1/15/2036 (c)	10,000	1,898
0.00%, 1/15/2037 (c)	10,000	1,787
0.00%, 1/15/2038 (c)	9,000	1,514
Fresno Joint Powers Financing Authority/CA FSA
5.75%, 6/1/2026	2,000	2,121
Hesperia Public Financing Authority/CA XLCA
5.00%, 9/1/2037	4,000	4,103
Hesperia Unified School District Special Tax
5.00%, 9/1/2030 (e)	1,065	991
Hi-Desert Memorial Health Care District/CA
5.50%, 10/1/2015	1,000	996
Highland Redevelopment Agency/CA AMBAC
5.00%, 12/1/2028	3,000	3,094
Hollister Joint Powers Financing Authority FSA
4.50%, 6/1/2037 (d)	5,000	4,802
Huntington Beach Union High School District/CA FSA
5.00%, 8/1/2027	2,000	2,072
5.00%, 8/1/2029	5,000	5,176
Huntington Park Public Financing Authority/CA
6.20%, 10/1/2025	1,945	1,985
Imperial CA FGIC
5.00%, 10/15/2020	1,250	1,302
Imperial Irrigation District/CA AMBAC
5.50%, 7/1/2029	5,000	5,295
Irvine CA
5.70%, 3/1/2018	990	1,003
5.00%, 9/2/2025	1,125	1,091
5.00%, 9/2/2026	1,285	1,242
5.00%, 9/2/2029	1,500	1,427
Irvine Public Facilities & Infrastructure Authority/CA AMBAC
5.00%, 9/2/2020	1,455	1,504
5.00%, 9/2/2021	3,630	3,752
5.00%, 9/2/2023	2,000	2,063
Irvine Unified School District/CA
5.00%, 9/1/2026	2,600	2,514
La Canada Unified School District MBIA
5.50%, 8/1/2028	1,825	1,963
La Quinta Financing Authority AMBAC
5.25%, 9/1/2024	1,000	1,071
5.00%, 9/1/2029	2,000	2,068
La Verne Public Financing Authority
7.25%, 9/1/2026	1,500	1,525
Lake Elsinore Public Financing Authority/CA
5.80%, 9/2/2015	1,545	1,578
Loma Linda CA
5.00%, 12/1/2022	1,000	1,000
Long Beach Bond Finance Authority AMBAC
5.00%, 8/1/2022	410	431
Los Angeles Community Redevelopment Agency/CA AMBAC
6.75%, 7/1/2014	25	25
Los Angeles Community Redevelopment Agency/CA MBIA
5.40%, 7/1/2024	2,500	2,618
5.25%, 9/1/2026	1,000	1,068
Monrovia Financing Authority AMBAC
5.00%, 12/1/2037 (e)	1,685	1,746
See accompanying notes

204

Schedule of Investments
California Municipal Fund
October 31,2007

	Principal
	Amount	Value
	(000's)	(000's)

TAX-EXEMPT BONDS (continued)
California (continued)
Needles Public Utility Authority/CA
6.50%, 2/1/2022	$2,785	$2,833
Oceanside Community Facilities District/CA
5.50%, 9/1/2029	1,485	1,461
Oxnard Harbor District/CA
5.75%, 8/1/2020	1,200	1,258
6.00%, 8/1/2024	1,000	1,077
Palm Desert Financing Authority MBIA
5.00%, 8/1/2022	1,280	1,340
Palomar Community College District FSA
4.75%, 5/1/2032 (e)	3,000	3,034
Perris Public Financing Authority/CA
5.30%, 10/1/2026	2,805	2,795
Pomona Public Financing Authority MBIA
5.00%, 2/1/2021	5,000	5,179
Pomona Unified School District/CA MBIA
6.15%, 8/1/2030	1,000	1,186
Port of Oakland FGIC
5.75%, 11/1/2029	5,000	5,192
Poway Redevelopment Agency/CA AMBAC
5.38%, 6/15/2019	1,000	1,071
Rancho Mirage Joint Powers Financing Authority/CA
5.00%, 1/1/2047 (e)	1,500	1,481
Redondo Beach Public Financing Authority/CA
7.13%, 7/1/2026	1,000	1,011
Riverside County Public Financing Authority
5.80%, 5/15/2029	2,100	2,129
Rocklin Unified School District/CA FGIC
0.00%, 8/1/2019 (c)	1,360	736
0.00%, 8/1/2020 (c)	1,415	726
0.00%, 8/1/2023 (c)	1,225	535
Saddleback Valley Unified School District/CA FSA
5.00%, 8/1/2027	3,000	3,108
5.00%, 8/1/2029	4,000	4,141
Salinas Valley Solid Waste Authority/CA AMBAC
5.25%, 8/1/2027	1,975	2,022
5.25%, 8/1/2031	2,000	2,039
San Diego Redevelopment Agency/CA
6.40%, 9/1/2019	1,000	1,033
6.50%, 10/1/2025	1,000	1,059
San Francisco City & County Airports Commission MBIA
5.25%, 5/1/2026	4,000	4,072
San Jose Financing Authority MBIA
5.00%, 9/1/2018	1,310	1,365
San Juan Unified School District/CA MBIA
5.00%, 8/1/2027	3,780	3,915
Semitropic Improvement District/CA XLCA
5.13%, 12/1/2035	2,000	2,070
Sierra View Local Health Care District/CA
5.25%, 7/1/2032	1,500	1,502
South Gate Public Financing Authority AMBAC
5.25%, 9/1/2022	2,090	2,205
South Gate Public Financing Authority XLCA
5.00%, 9/1/2016	1,400	1,491
South Tahoe Redevelopment Agency/CA
5.00%, 10/1/2031	1,000	939
State of California
4.60%, 12/1/2032 (d)	3,130	2,919
4.60%, 12/1/2032	7,520	7,012
5.70%, 12/1/2032	1,280	1,293
5.00%, 6/1/2037	2,500	2,532
5.00%, 11/1/2037	7,000	7,094
State of California CIFG
5.00%, 10/1/2022	2,000	2,089
State of California FGIC
5.50%, 6/1/2025	4,430	4,599
Stockton-East Water District/CA FGIC
5.25%, 4/1/2022	1,780	1,888
Temecula Redevelopment Agency/CA MBIA
5.25%, 8/1/2036	3,270	3,362
Tobacco Securitization Authority of Northern California/CA
5.38%, 6/1/2038	10,000	9,287
5.50%, 6/1/2045	9,080	8,494
Tobacco Securitization Authority of Southern California/CA
5.00%, 6/1/2037	3,000	2,647
5.13%, 6/1/2046 (d)	13,000	11,420
Torrance CA
6.00%, 6/1/2022	1,000	1,068
Turlock CA
5.13%, 10/15/2031	1,000	975
5.38%, 10/15/2034	1,900	1,905
5.13%, 10/15/2037	1,000	964
Tustin Community Facilities District
5.38%, 9/1/2029	1,000	968
Walnut Public Financing Authority/CA AMBAC
5.38%, 9/1/2022	2,305	2,443

		402,037

Virgin Islands (0.30%)
Virgin Islands Public Finance Authority
6.38%, 10/1/2019	1,000	1,077

TOTAL TAX-EXEMPT BONDS		$403,114

Total Investments		403,114
See accompanying notes

205

Schedule of Investments
California Municipal Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

LIABILITY FOR FLOATING RATE NOTES ISSUED IN CONJUNCTION WITH SECURITIES HELD (-9.56%)
Notes with interest rates ranging from 3.28% to 3.55% at October 31, 2007 and contractual maturity of collateral from 2013 to 2046 (g)	$(34,690)	$(34,690)

Total Net Investments		$368,424
Liabilities in Excess of Other Assets, Net — (1.55)%		(5,609)

TOTAL NET ASSETS - 100.00%		$362,815

(a)	Variable Rate

(b)	Security is Illiquid

(c)	Non-Income Producing Security

(d)	Security or portion of underlying security related to Inverse Floaters entered into by the Fund. See notes.

(e)	Security purchased on a when-issued basis.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,442 or 0.40% of net assets.

(g)	Floating rate securities. The interest rate(s) shown reflect the rates in effect at October 31, 2007.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$10,811
Unrealized Depreciation	(6,422)

Net Unrealized Appreciation (Depreciation)	4,389
Cost for federal income tax purposes	363,887
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Sell:
U.S. Long Bond; December 2007	125	$14,144	$14,074	$70
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Revenue	49.57%
Insured	43.66%
Revenue — Special Tax	7.74%
General Obligation	3.01%
Prerefunded	2.77%
Government	2.74%
Tax Allocation	1.62%
Liability for Floating Rate Notes Issued	(9.56%)
Liabilities in Excess of Other Assets, Net	(1.55%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	3.88%
See accompanying notes.

206

Schedule of Investments
Disciplined LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (99.74%)
Advertising Agencies (0.49%)
Omnicom Group Inc (a)	377,682	$19,254

Aerospace & Defense (2.44%)
Boeing Co	292,242	28,812
General Dynamics Corp	268,430	24,416
Lockheed Martin Corp	240,782	26,496
Raytheon Co	254,961	16,218

		95,942

Aerospace & Defense Equipment (0.84%)
United Technologies Corp	429,922	32,928

Agricultural Chemicals (0.41%)
Monsanto Co	42,500	4,149
Mosaic Co/The (a)(b)	172,090	12,012

		16,161

Airlines (0.21%)
Continental Airlines Inc (a)(b)	235,470	8,088

Apparel Manufacturers (0.35%)
Coach Inc (b)	374,979	13,709

Applications Software (2.45%)
Microsoft Corp	2,615,389	96,273

Athletic Footwear (0.59%)
Nike Inc	348,788	23,111

Beverages — Non-Alcoholic (2.12%)
Coca-Cola Co/The	687,193	42,441
PepsiCo Inc	558,332	41,160

		83,601

Brewery (0.43%)
Anheuser-Busch Cos Inc	331,520	17,000

Cable TV (0.20%)
Comcast Corp (a)(b)	373,565	7,864

Chemicals — Diversified (0.76%)
Celanese Corp	238,870	10,023
EI Du Pont de Nemours & Co	402,689	19,937

		29,960

Chemicals — Specialty (0.25%)
Lubrizol Corp	143,379	9,733

Coatings & Paint (0.38%)
Sherwin-Williams Co/The	234,981	15,020

Commercial Banks (0.22%)
M&T Bank Corp (a)	87,780	8,732

Computers (5.16%)
Apple Inc (b)	355,337	$67,496
Dell Inc (b)	427,610	13,085
Hewlett-Packard Co	946,257	48,903
International Business Machines Corp (a)	492,615	57,202
Sun Microsystems Inc (b)	2,847,444	16,259

		202,945

Computers — Integrated Systems (0.32%)
NCR Corp (a)(b)	463,646	12,792

Computers — Memory Devices (0.73%)
EMC Corp/Massachusetts (a)(b)	1,138,320	28,902

Consumer Products — Miscellaneous (0.57%)
Kimberly-Clark Corp (a)	318,590	22,585

Containers — Metal & Glass (0.50%)
Ball Corp (a)	189,019	9,371
Owens-Illinois Inc (b)	227,861	10,122

		19,493

Cosmetics & Toiletries (1.32%)
Procter & Gamble Co	749,206	52,085

Data Processing & Management (0.23%)
Dun & Bradstreet Corp	92,510	8,960

Diversified Manufacturing Operations (4.47%)
3M Co	112,905	9,750
Cooper Industries Ltd	210,351	11,020
Eaton Corp	117,820	10,908
General Electric Co	2,532,180	104,225
Honeywell International Inc	383,782	23,184
ITT Corp	252,130	16,873

		175,960

E-Commerce — Products (0.56%)
Amazon.Com Inc (a)(b)	247,558	22,070

E-Commerce — Services (0.73%)
eBay Inc (b)	599,238	21,632
Expedia Inc (a)(b)	216,248	7,063

		28,695

Electric — Integrated (2.87%)
Centerpoint Energy Inc	529,740	8,878
Edison International	372,622	21,646
FirstEnergy Corp	208,770	14,551
FPL Group Inc	297,794	20,375
PG&E Corp (a)	286,420	14,015
PPL Corp	240,223	12,419
Public Service Enterprise Group Inc	222,381	21,260

		113,144

See accompanying notes.

207

Schedule of Investments
Disciplined LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Electric Products — Miscellaneous (0.47%)
Emerson Electric Co	356,314	$18,625

Electronic Components — Miscellaneous (0.25%)
Garmin Ltd (a)	56,570	6,076
Tyco Electronics Ltd	111,173	3,965

		10,041

Electronic Components — Semiconductors (2.98%)
Intel Corp	1,999,323	53,782
MEMC Electronic Materials Inc (b)	270,021	19,771
National Semiconductor Corp	531,569	13,363
Nvidia Corp (a)(b)	722,889	25,576
Texas Instruments Inc	142,584	4,648

		117,140

Electronic Forms (0.48%)
Adobe Systems Inc (a)(b)	396,900	19,012
Enterprise Software & Services (1.15%)
BMC Software Inc (b)	307,040	10,390
Oracle Corp (b)	1,568,586	34,776

		45,166

Fiduciary Banks (0.50%)
Bank of New York Mellon Corp/The	403,555	19,714

Finance — Credit Card (0.65%)
American Express Co	417,362	25,438

Finance — Investment Banker & Broker (5.06%)
Citigroup Inc	1,096,514	45,944
Goldman Sachs Group Inc/The	202,906	50,305
JPMorgan Chase & Co	1,339,941	62,977
Lehman Brothers Holdings Inc	349,634	22,146
Merrill Lynch & Co Inc	88,324	5,831
Morgan Stanley	180,380	12,132

		199,335

Finance — Mortgage Loan/Banker (0.71%)
Federal National Mortgage Association	490,530	27,980

Food — Miscellaneous/Diversified (1.21%)
General Mills Inc	342,242	19,757
HJ Heinz Co	281,610	13,174
Kellogg Co	277,422	14,645

		47,576

Food — Retail (0.48%)
Kroger Co/The	638,973	18,779
Food — Wholesale & Distribution (0.37%)
SYSCO Corp	428,660	14,699

Gas — Distribution (0.30%)
Energen Corp	181,910	$11,642

Human Resources (0.20%)
Manpower Inc	106,577	7,966

Independent Power Producer (0.49%)
Mirant Corp (a)(b)	237,690	10,069
Reliant Energy Inc (a)(b)	332,530	9,151

		19,220

Instruments — Scientific (0.52%)
Thermo Fisher Scientific Inc (a)(b)	350,040	20,586

Investment Management & Advisory Services (0.89%)
Ameriprise Financial Inc	253,219	15,948
Franklin Resources Inc	145,712	18,896

		34,844

Life & Health Insurance (0.83%)
Cigna Corp	224,622	11,791
Prudential Financial Inc	214,807	20,776

		32,567

Machinery — Construction & Mining (0.36%)
Terex Corp (a)(b)	193,690	14,376

Machinery — Farm (0.61%)
Deere & Co	154,695	23,962

Machinery — General Industry (0.12%)
Manitowoc Co Inc/The	92,305	4,547

Medical -Drugs (5.07%)
Abbott Laboratories (a)	732,989	40,036
Bristol-Myers Squibb Co (a)	235,130	7,052
Eli Lilly & Co	438,516	23,746
Forest Laboratories Inc (a)(b)	219,670	8,582
Merck & Co Inc	838,544	48,854
Pfizer Inc	1,479,359	36,407
Schering-Plough Corp	928,836	28,348
Wyeth	132,621	6,449

		199,474

Medical -HMO (1.60%)
Aetna Inc	344,660	19,360
Humana Inc (b)	225,311	16,887
UnitedHealth Group Inc	179,236	8,809
WellPoint Inc (b)	225,395	17,858

		62,914

Medical Instruments (0.08%)
Medtronic Inc	62,980	2,988
See accompanying notes.

208

Schedule of Investments
Disciplined LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Medical Laboratory & Testing Service (0.27%)
Laboratory Corp of America Holdings (a)(b)	154,100	$10,594

Medical Products (2.17%)
Baxter International Inc	438,962	26,342
Becton Dickinson & Co (a)	224,214	18,713
Johnson & Johnson	617,862	40,266

		85,321

Metal — Diversified (0.53%)
Freeport-McMoRan Copper & Gold Inc	177,204	20,853

Metal Processors & Fabrication (0.70%)
Commercial Metals Co	213,051	6,685
Precision Castparts Corp (a)	138,181	20,701

		27,386

Multi-Line Insurance (3.58%)
ACE Ltd	339,699	20,589
American International Group Inc	830,425	52,417
Hartford Financial Services Group Inc	240,444	23,330
MetLife Inc	431,377	29,700
XL Capital Ltd (a)	207,258	14,912

		140,948

Multimedia (1.50%)
News Corp — Class A	105,593	2,288
Time Warner Inc	274,390	5,010
Viacom Inc (a)(b)	461,900	19,072
Walt Disney Co/The (a)	946,078	32,763

		59,133

Networking Products (1.81%)
Cisco Systems Inc (b)	2,158,955	71,375

Oil — Field Services (1.16%)
Halliburton Co	568,639	22,416
Schlumberger Ltd (a)	239,688	23,146

		45,562

Oil & Gas Drilling (0.67%)
Noble Corp	120,520	6,382
Transocean Inc (a)(b)	166,216	19,841

		26,223

Oil Company — Exploration & Production (1.85%)
Apache Corp	215,868	22,409
Murphy Oil Corp	201,440	14,832
Occidental Petroleum Corp (a)	514,014	35,493

		72,734

Oil Company — Integrated (6.85%)
Chevron Corp	675,163	61,784
ConocoPhillips	298,207	25,336
Exxon Mobil Corp	1,654,184	152,168
Marathon Oil Corp	512,938	$30,330

		269,618

Oil Field Machinery & Equipment (1.00%)
Cameron International Corp (a)(b)	119,924	11,676
National Oilwell Varco Inc (b)	379,352	27,784

		39,460

Oil Refining & Marketing (0.14%)
Valero Energy Corp	80,503	5,670

Pharmacy Services (1.06%)
Express Scripts Inc (b)	284,657	17,962
Medco Health Solutions Inc (b)	249,910	23,586

		41,548

Photo Equipment & Supplies (0.23%)
Eastman Kodak Co (a)	309,490	8,870

Property & Casualty Insurance (1.16%)
Chubb Corp (a)	390,780	20,848
Travelers Cos Inc/The	473,881	24,741

		45,589

Publicly Traded Investment Fund (0.35%)
iShares S&P500 Index Fund/US (a)	88,677	13,756

Regional Banks (3.88%)
Bank of America Corp	1,011,267	48,824
US Bancorp (a)	794,914	26,359
Wachovia Corp	685,868	31,365
Wells Fargo & Co	1,356,936	46,150

		152,698

REITS — Apartments (0.35%)
AvalonBay Communities Inc (a)	113,934	13,974

REITS — Hotels (0.25%)
Host Hotels & Resorts Inc (a)	446,261	9,889

REITS — Office Property (0.62%)
Boston Properties Inc (a)	151,300	16,392
SL Green Realty Corp (a)	67,995	8,204

		24,596

REITS — Warehouse & Industrial (0.42%)
Prologis (a)	229,560	16,469

Retail — Auto Parts (0.24%)
Autozone Inc (a)(b)	75,720	9,420

Retail — Building Products (0.09%)
Home Depot Inc (a)	1 12,579	3,547
See accompanying notes.

209

Schedule of Investments
Disciplined LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Retail — Computer Equipment (0.15%)
GameStop Corp (b)	103,117	$6,107

Retail — Discount (1.28%)
Big Lots Inc (a)(b)	467,368	11,207
BJ’s Wholesale Club Inc (a)(b)	212,990	7,642
Target Corp	59,285	3,638
TJX Cos Inc	400,210	11,578
Wal-Mart Stores Inc (a)	357,552	16,165

		50,230

Retail — Drug Store (0.15%)
CVS Caremark Corp	107,100	4,474
Walgreen Co	33,090	1,312

		5,786

Retail — Jewelry (0.41%)
Tiffany & Co (a)	298,155	16,154

Retail — Restaurants (1.90%)
Darden Restaurants Inc	252,660	10,864
McDonald’s Corp	665,899	39,754
Yum! Brands Inc	601,062	24,205

		74,823

Steel — Producers (0.45%)
United States Steel Corp	162,674	17,553

Telecommunication Equipment — Fiber Optics (0.34%)
Ciena Corp (a)(b)	279,845	13,393

Telecommunication Services (0.27%)
Embarq Corp (a)	203,330	10,760

Telephone — Integrated (3.33%)
AT&T Inc	2,064,878	86,291
CenturyTel Inc (a)	300,330	13,230
Verizon Communications Inc	689,156	31,749

		131,270

Television (0.27%)
CBS Corp (a)	373,080	10,707

Therapeutics (0.76%)
Gilead Sciences Inc (b)	651,160	30,077

Tobacco (1.86%)
Altria Group Inc	745,280	54,353
Loews Corp — Carolina Group	97,438	8,358
UST Inc (a)	198,909	10,606

		73,317

Tools — Hand Held (0.28%)
Snap-On Inc	222,610	11,111

Toys (0.38%)
Hasbro Inc	497,730	$14,857

Transport — Rail (0.28%)
CSX Corp	244,214	10,934

Transport — Services (0.31%)
United Parcel Service Inc	164,912	12,385

Vitamins & Nutrition Products (0.17%)
NBTY Inc(a)(b)	190,430	6,779

Water Treatment Systems (0.23%)
Nalco Holding Co (a)	364,186	9,054

Web Portals (0.87%)
Google Inc (b)	48,620	34,374

Wireless Equipment (0.19%)
Qualcomm Inc	172,694	7,379

TOTAL COMMON STOCKS		$3,925,881

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (8.34%)
Money Market Funds (8.34%)
BNY Institutional Cash Reserve Fund (c)	$328,308	$328,308

TOTAL SHORT TERM INVESTMENTS		$328,308

REPURCHASE AGREEMENTS (0.32%)
Money Center Banks (0.32%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $6,390,000; 0%; dated 12/13/07-07/25/08)	$6,204	$6,204
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/3 1/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $6,390,000; 0% - 6.13%; dated 12/04/07-08/25/16)	6,203	6,203

		12,407

TOTAL REPURCHASE AGREEMENTS		$12,407

Total Investments		$4,266,596
Liabilities in Excess of Other Assets, Net — (8.40)%		(330,447)

TOTAL NET ASSETS - 100.00%		$3,936,149

(a)	Security or a portion of the security was on loan at the end of the period,

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.

210

See accompanying notes
Schedule of Investments
Disciplined LargeCap Blend Fund
October 31, 2007
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$628,408
Unrealized Depreciation	(68,968)

Net Unrealized Appreciation (Depreciation)	559,440
Cost for federal income tax purposes	3,707,156
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent
Financial	27.78%
Consumer, Non-cyclical	19.75%
Technology	13.49%
Industrial	12.61%
Energy	11.67%
Communications	10.57%
Consumer, Cyclical	5.74%
Utilities	3.66%
Basic Materials	2.78%
Exchange Traded Funds	0.35%
Liabilities in Excess of Other Assets, Net	(8.40%)

TOTAL NET ASSETS	100.00%

See accompanying notes.

211

Schedule of Investments
Diversified International Fund
October 31, 2007

	Shares	Value
	Held	(000's)
COMMON STOCKS (97.90%)
Advertising Sales (0.05%)
Teleperformance	29,983	$1,199

Advertising Services (0.02%)
Taylor Nelson Sofres PLC	135,783	611

Agricultural Chemicals (1.64%)
Agruim Inc (a)	237,700	15,097
Incitec Pivot Ltd (b)	116,303	9,660
Potash Corp of Saskatchewan (a)	145,600	18,126

		42,883

Airlines (0.11%)
Cathay Pacific Airways Ltd	431,000	1,286
Korean Air Lines Co Ltd	17,893	1,573

		2,859

Apparel Manufacturers (0.44%)
Esprit Holdings Ltd	686,000	11,457

Appliances (0.06%)
Indesit Co SpA	90,452	1,609

Applications Software (0.06%)
Infosys Technologies Ltd ADR	14,796	754
SimCorp A/S	3,610	938

		1,692

Auto-Car & Light Trucks (2.88%)
Daimler AG	270,964	29,882
Fiat SpA	360,618	11,693
Hyundai Motor Co	37,746	3,000
Toyota Motor Corp	537,752	30,783

		75,358

Auto/Truck Parts & Equipment — Original (0.75%)
Aisin Seiki Co Ltd	180,400	7,413
Denso Corp	195,300	7,934
Futaba Industrial Co Ltd	44,670	1,256
Nissin Kogyo Co Ltd	32,736	855
Takata Corp	25,007	893
Tokai Rika Co Ltd	42,600	1,260

		19,611

Auto/Truck Parts & Equipment — Replacement (0.12%)
Weichai Power Company Ltd., Class H	178,000	1,833
Xinyi Glass Holdings Co Ltd	956,000	1,305

		3,138

Beverages — Non-Alcoholic (0.21%)
Coca Cola Hellenic Bottling Co SA	88,015	5,464

Brewery (1.91%)
Anadolu Efes Biracilik Ve Malt Sanayli	37,132	458
Carlsberg A/S (b)	38,217	5,169
Heineken NV	183,412	12,875
InBev NV	166,328	15,743
SABMiller PLC	520,728	15,685

		49,930

Building — Heavy Construction (1.16%)
ACS Actividades de Construccion y Servicios SA	221,204	13,733
Vinci SA	202,850	16,739

		30,472

Building & Construction — Miscellaneous (1.19%)
Bouygues SA	147,361	14,222
Cosco International Holdings Ltd	1,316,000	2,028
Galliford Try PLC	801,059	2,629
Kumho Industrial Co Ltd (b)	13,714	1,274
Leighton Holdings Ltd	122,833	7,191
Morgan Sindall PLC	34,933	1,196
Murray & Roberts Holdings Ltd	165,500	2,547

		31,087

Building & Construction Products — Miscellaneous (0.17%)
Kingspan Group plc	192,901	4,554
Building Products — Cement & Aggregate (0.59%)
Adelaide Brighton Ltd	267,988	927
Cemex SAB de CV (a)	727,721	2,232
Lafarge SA	68,201	11,148
Taiwan Cement Corp	634,820	1,094

		15,401

Capacitors (0.72%)
Mitsumi Electric Co Ltd	406,766	18,743

Casino Hotels (0.06%)
Resorts World Bhd	1,421,500	1,647

Cellular Telecommunications (2.31%)
America Movil SAB de CV ADR (b)	73,404	4,800
China Mobile Ltd	425,139	8,789
Cosmote Mobile Telecommunications SA	113,388	3,921
SK Telecom Co Ltd	4,563	1,071
SK Telecom Co Ltd ADR (b)	40,288	1,241
Taiwan Mobile Co Ltd	615,000	830
Vimpel-Communications ADR	98,474	3,257
Vodafone Group PLC	9,296,702	36,634

		60,543

Chemicals — Diversified (1.24%)
Bayer AG	249,263	20,816
Nan Ya Plastics Corp	851,000	2,559
See accompanying notes

212

Schedule of Investments
Diversified International Fund
October 31, 2007

	Shares	Value
	Held	(000's)
COMMON STOCKS (continued)
Chemicals-Diversified (continued)
Shin-Etsu Chemical Co Ltd	142,800	$9,160

		32,535

Chemicals-Specialty (0.41%)
SGL Carbon AG (a)	184,062	10,817

Circuit Boards (0.58%)
Ibiden Co Ltd	164,600	13,952
Unimicron Technology Corp	595,000	1,213

		15,165

Coal (0.16%)
Banpu Public Co Ltd (a)(c)	107,900	1,416
Bumi Resources Tbk PT	5,139,500	2,755

		4,171

Coatings & Paint (0.06%)
Chugoku Marine Paints Ltd	114,000	1,549

Commercial Banks (12.79%)
Allied Irish Banks PLC	460,542	11,611
Banco do Brasil SA	151,200	2,738
Banco Espirito Santo SA	180,159	4,383
Banco Santander SA	1,498,179	32,765
Bank Leumi Le-Israel BM	380,714	1,832
Bank Mandiri Persero Tbk PT	3,922,500	1,654
Bank of Novia Scotia (a)(b)	243,200	13,768
Bank Rakyat Indonesia	1,094,500	945
Bumiputra-Commerce Holdings Bhd	437,200	1,521
China Construction Bank Corp	4,879,000	5,547
China Merchants Bank Co Ltd	214,000	1,103
Commonwealth Bank of Australia	424,489	24,448
DBS Group Holdings Ltd	690,000	10,800
DnB NOR ASA	954,900	15,825
FirstRand Ltd	456,630	1,817
Hang Seng Bank Ltd	461,600	9,430
HSBC Holdings PLC	1,055,955	20,936
ICICI Bank Ltd ADR	43,660	3,032
Industrial and Commercial Bank of China Ltd	4,292,000	4,099
Intesa Sanpaolo SpA	1,897,907	15,056
Julius Baer Holding AG	147,424	12,804
KBC Groep NV	95,146	13,373
Komercni Banka AS	3,170	731
Kookmin Bank	22,904	1,873
Korea Exchange Bank	102,590	1,697
Laurentian Bank of Canada	25,500	1,180
Lloyds TSB Group PLC	1,408,373	15,998
Mitsubishi UFJ Financial Group Inc	493,000	4,933
Mizuho Financial Group Inc	2,053	11,539
National Bank of Greece SA	253,951	17,745
Oversea-Chinese Banking Corp	1,752,000	11,248
Powszechna Kasa Oszczednosci Bank Polaki SA	126,846	2,822
Skandinaviska Enskilda Banken AB	265,100	8,163
Standard Bank Group Ltd	138,259	2,508
Standard Chartered PLC	374,926	14,583
State Bank of India Ltd (b)(c)	18,812	2,336
Sumitomo Mitsui Financial Group Inc	1,663	13,622
Suruga Bank Ltd	79,885	1,049
Toronto Dominion Bank (a)(b)	141,300	10,672
Turkiye Garanti Bankasi AS	308,630	2,868

		335,054

Commercial Services (0.21%)
Aggreko Plc	413,464	5,414

Computers (0.11%)
Compal Electronics Inc	1,330,000	1,699
Wistron Corp	585,000	1,178

		2,877

Computers — Peripheral Equipment (0.02%)
Aten International Co Ltd	117,143	458

Consulting Services (0.08%)
Savills PLC	281,590	2,152

Cosmetics & Toiletries (0.23%)
Beiersdorf AG	76,901	6,089

Diversified Financial Services (0.23%)
China Everbright Ltd (a)(b)	176,000	791
First Financial Holding Co Ltd	2,150,000	1,775
Shinhan Financial Group Co Ltd	38,560	2,519
Woori Finance Holdings Co Ltd	44,830	976

		6,061

Diversified Manufacturing Operations (0.61%)
Aalberts Industries NV	98,199	2,378
Charter PLC (a)	315,977	7,156
Siemens AG	46,800	6,391

		15,925

Diversified Minerals (2.64%)
Anglo American PLC	334,297	23,257
Antofagasta PLC	123,958	2,170
BHP Billiton Ltd	226,673	9,871
BHP Billiton PLC	883,396	33,908

		69,206

Diversified Operations (0.95%)
Barloworld Ltd	28,406	553
Beijing Enterprises Holdings Ltd	232,000	1,443
Citic Pacific Ltd	268,000	1,690
GEA Group AG	225,578	8,435
See accompanying notes

213

Schedule of Investments
Diversified International Fund
October 31, 2007

	Shares	Value
	Held	(000's)
COMMON STOCKS (continued)
Diversified Operations (continued)
GS Holdings Corp	17,400	$1,249
Haci Omer Sabanchi Holding (a)	3	—
Hunting Plc	138,769	2,133
Wharf Holdings Ltd	1,566,000	9,442

		24,945

E-Commerce — Services (0.08%)
Alibaba.com Ltd (a)(c)	18,600	32
Dena Co Ltd (b)	325	2,036

		2,068

Electric — Generation (0.10%)
CEZ	7,728	561
China Resources Power Holdings Co	464,000	1,736
Glow Energy PCL (c)	277,300	289

		2,586

Electric — Integrated (2.87%)
EON AG	163,385	31,979
Enel SpA (b)	1,290,704	15,476
International Power PLC	1,395,698	14,216
Korea Electric Power Corp	22,550	997
Unified Energy System (a)	9,100	1,110
Union Fenosa SA	172,205	11,470

		75,248

Electric Products — Miscellaneous (0.45%)
LG Electronics Inc	111,923	11,769

Electronic Components — Miscellaneous (0.42%)
Asustek Computer Inc	835,000	2,965
Coretronic Corp	696,660	1,083
HON HAI Precision Industry Co Ltd	341,832	2,621
LG.Philips LCD Co Ltd (a)(b)	30,122	1,664
Nihon Dempa Kogyo Co Ltd (b)	15,200	759
Star Micronics Co Ltd	57,315	1,809

		10,901

Electronic Components — Semiconductors (0.27%)
MediaTek Inc	165,627	3,277
Samsung Electronics Co Ltd	6,135	3,783
United Technology Holdings Co Ltd	1	2

		7,062

Engineering — Research & Development Services (1.66%)
ABB Ltd	830,847	25,117
Keller Group PLC	80,324	1,906
Kyowa Exeo Corp	128,000	1,152
WorleyParsons Ltd (b)	311,048	14,060
WSP Group PLC	67,035	1,165

		43,400

Enterprise Software & Services (0.49%)
Axon Group Plc	50,209	924
Nomura Research Institute Ltd	243,700	8,614
Software AG	20,543	1,926
Temenos Group AG (a)	47,413	1,321

		12,785

Feminine Health Care Products (0.05%)
Hengan International Group Co Ltd (b)	362,558	1,414

Finance — Credit Card (0.04%)
Samsung Card Co (a)	15,952	1,100

Finance — Investment Banker & Broker (1.43%)
Babcock & Brown Ltd (b)	189,734	5,494
Bolsas y Mercados Espanoles	160,761	11,241
Macquarie Bank Ltd (b)	171,774	13,719
Tong Yang Investment Bank (b)	41,880	963
UBS AG	112,091	6,010

		37,427

Finance — Other Services (1.15%)
ASX Ltd	168,657	9,094
Bovespa Holding SA (a)	47,446	903
Deutsche Boerse AG	125,824	20,200

		30,197

Financial Guarantee Insurance (0.06%)
Euler Hermes SA	11,075	1,489

Food — Dairy Products (0.03%)
Wimm-Bill-Dann Foods OJSC ADR (b)	6,926	829

Food — Miscellaneous/Diversified (2.21%)
Kikkoman Corp (b)	85,000	1,078
Nestle SA	77,034	35,581
Nutreco Holding NV	18,221	1,246
Unilever PLC	587,571	19,924

		57,829

Food — Retail (1.13%)
Delhaize Group	69,811	6,657
Jeronimo Martins SGPS SA	198,071	1,475
WM Morrison Supermarkets PLC	1,042,679	6,442
Woolworths Ltd	483,490	15,153

		29,727

Footwear & Related Apparel (0.08%)
Geox SpA	92,465	2,217

Gambling (Non-Hotel) (0.06%)
Paddy Power PLC	37,235	1,544

Gas — Distribution (0.50%)
Centrica PLC	1,586,810	12,196
See accompanying notes

214

Schedule of Investments
Diversified International Fund
October 31, 2007

	Shares	Value
	Held	(000's)
COMMON STOCKS (continued)
Gas — Distribution (continued)
Korea Gas Corp	12,791	$958

		13,154

Gold Mining (0.10%)
Gold Fields Ltd	69,784	1,260
Red Back Mining Inc (a)	179,262	1,423

		2,683

Hazardous Waste Disposal (0.06%)
Transpacific Industries Group Ltd	145,656	1,527

Home Furnishings (0.03%)
Galiform PLC	347,852	836

Hotels & Motels (0.07%)
Millennium & Copthorne Hotels PLC	168,099	1,937

Import & Export (1.31%)
ITOCHU Corp	1,030,000	13,016
Mitsui & Co Ltd	488,000	12,658
Sumitomo Corp	501,500	8,738

		34,412

Industrial Gases (0.04%)
Air Water Inc	101,000	1,145

Internet Content — Information & News (0.05%)
Seek Ltd	143,111	1,252

Internet Security (0.04%)
Check Point Software Technologies (a)(b)	45,329	1,145

Investment Companies (0.41%)
Arques Industries AG	40,656	1,766
Macquarie Infrastructure Group	3,053,498	9,064

		10,830

Investment Management & Advisory Services (0.18%)
Azimut Holding SpA	161,475	2,784
MFS Ltd	149,415	735
Partners Group	8,610	1,171

		4,690

Life & Health Insurance (1.04%)
China Life Insurance Co Ltd	321,000	2,143
Power Corp Of Canada (b)	201,000	8,622
Prudential PLC	878,247	14,347
Sanlam Ltd	573,935	2,106

		27,218

Lighting Products & Systems (0.04%)
Zumtobel AG	25,479	1,090

Machinery — Construction & Mining (0.64%)
Komatsu Ltd	499,500	16,747

Machinery — General Industry (1.07%)
Haulotte Group	32,323	1,235
MAN AG	107,375	19,224
Sumitomo Heavy Industries Ltd	573,000	7,570

		28,029

Machinery — Material Handling (0.04%)
Tsubakimoto Chain Co	157,000	1,085

Machinery Tools & Related Products (0.22%)
Gildemeister AG	51,187	1,642
Mori Seiki Co Ltd	158,183	4,018

		5,660

Medical — Drugs (3.18%)
Actelion Ltd (a)	154,940	7,707
GlaxoSmithKline PLC	226,527	5,819
Mitsubishi Tanabe Pharma Corp	343,000	3,952
Novartis AG	70,767	3,765
Novo Nordisk A/S	103,750	12,930
Roche Holding AG	134,193	22,921
Shire PLC	461,803	11,567
Takeda Pharmaceutical Co Ltd	232,409	14,517

		83,178

Medical — Generic Drugs (0.13%)
Teva Pharmaceutical Industries Ltd ADR (b)	79,477	3,498

Medical — Nursing Homes (0.17%)
Southern Cross Healthcare Ltd	356,064	4,481

Medical — Wholesale Drug Distribution (0.05%)
Galenica AG	2,706	1,312

Medical Products (0.49%)
Sonova Holding AG	114,948	12,940

Metal — Aluminum (0.03%)
Aluminum Corp of China Ltd	274,000	781

Metal — Copper (0.10%)
Quadra Mining Ltd (a)	116,900	2,512

Metal — Diversified (0.11%)
Anvil Mining Ltd (a)	65,700	1,334
MMC Norilsk Nickel ADR	4,610	1,457

		2,791

Metal — Iron (0.19%)
Kumba Iron Ore Ltd	34,970	1,371
Mount Gibson Iron Ltd (a)	724,343	2,048
See accompanying notes

215

Schedule of Investments
Diversified International Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Metal — Iron (continued)
Novolipetsk Steel GDR	38,695	$1,596

		5,015

Mortgage Banks (0.30%)
Hypo Real Estate Holding AG	130,825	7,775

Multi-Line Insurance (3.12%)
Allianz SE	104,522	23,582
AXA SA	405,812	18,227
Baloise Holding AG	79,029	8,416
ING Groep NV	402,726	18,203
Zurich Financial Services AG	43,945	13,268

		81,696

Multimedia (0.92%)
Informa PLC	648,047	7,232
Vivendi	375,273	16,959

		24,191

Non-Ferrous Metals (0.16%)
Grupo Mexico SAB de CV	268,500	2,443
Korea Zinc Co Ltd	3,972	802
Recylex SA (a)	24,580	951

		4,196

Office Automation & Equipment (0.11%)
Ricoh Co Ltd	148,653	2,938

Oil — Field Services (1.06%)
Fugro NV	130,435	11,465
John Wood Group PLC	976,894	8,509
Petrofac Ltd	734,976	7,903

		27,877

Oil Company — Exploration & Production (1.95%)
Addax Petroleum Corp	166,839	7,307
CNOOC Ltd	2,921,000	6,313
Dana Petroleum Plc (a)	172,757	4,649
EnCana (a)	310,398	21,719
Gazprom OAO ADR	20,250	1,012
Oao Gazprom (a)(c)(d)	7,168	900
Oao Gazprom (a)	158,253	7,952
Oil & Natural Gas Corp Ltd	35,117	1,119

		50,971

Oil Company — Integrated (6.38%)
BG Group PLC	665,840	12,324
BP PLC	1,557,781	20,267
ENI SpA	595,479	21,743
LUKOIL ADR	54,261	4,984
Petro Canada (a)	251,000	14,481
PetroChina Co Ltd	895,587	2,312
Petroleo Brasileiro SA ADR (b)	126,960	12,141
Royal Dutch Shell PLC — A Shares	473,185	20,754
Royal Dutch Shell PLC — B Shares	491,696	21,453
Sasol Ltd	78,921	4,033
Suncor Energy Inc (a)	151,600	16,602
Total SA	199,793	16,123

		167,217

Oil Refining & Marketing (0.43%)
Reliance Industries Ltd (d)	39,903	5,736
Singapore Petroleum Co Ltd	352,000	2,010
Thai Oil Public (a)(c)	511,619	1,438
Tupras Turkiye Petrol Rafinerileri AS	68,727	1,962

		11,146

Paper & Related Products (0.10%)
Aracruz Celulose SA ADR (b)	10,883	837
Kimberly-Clark de Mexico SAB de CV	281,800	1,226
Portucel-Empresa Produtora de Pasta e Papel SA	165,525	633

		2,696

Petrochemicals (0.18%)
Aromatics Thailand PCL (a)(c)	247,060	512
LG Chem Ltd (b)	12,280	1,535
LG Petrochemical Co Ltd	31,952	1,889
PTT Chemical PCL (a)(c)	208,000	835

		4,771

Photo Equipment & Supplies (0.50%)
Olympus Corp	282,000	11,744
Tamron Co Ltd	31,800	1,235

		12,979

Pipelines (0.05%)
China Gas Holdings Ltd	2,654,000	1,272

Platinum (0.10%)
Impala Platinum Holdings Ltd	70,741	2,672

Power Converter & Supply Equipment (0.17%)
Bharat Heavy Electricals Ltd	36,274	2,420
Delta Electronics Inc	470,145	1,903

		4,323

Property & Casualty Insurance (0.43%)
Beazley Group PLC	432,176	1,555
LIG Non-Life Insurance Co Ltd (b)	35,960	1,115
Sompo Japan Insurance Inc	722,000	8,492

		11,162

Public Thoroughfares (0.06%)
Zhejiang Expressway Co Ltd	1,044,000	1,508

Real Estate Management & Services (0.10%)
Ardepro Co Ltd (b)	2,468	830
Atrium Co Ltd	26,451	737
See accompanying notes

216

Schedule of Investments
Diversified International Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Real Estate Management & Services (continued)
Sumitomo Real Estate Sales Co Ltd	13,839	$1,004

		2,571

Real Estate Operator & Developer (2.81%)
Allgreen Properties Ltd	719,000	793
Brookfield Asset Management Inc (a)(b)	401,638	16,407
City Developments Ltd	464,000	5,123
Globe Trade Centre SA (a)	41,467	860
Hopewell Holdings	1,200,000	6,218
Icade	48,022	3,558
Joint Corp	180,606	5,132
Keppel Land Ltd	978,000	5,657
Kowloon Development Co Ltd	647,965	2,016
Mitsui Fudosan Co Ltd	382,000	10,568
Shenzhen Investment Ltd	2,801,700	2,709
Sumitomo Realty & Development Co Ltd	244,000	8,612
Urban Corp	343,500	6,017

		73,670

Recycling (0.05%)
Asahi Pretec Corp	36,288	1,253

Reinsurance (0.24%)
Hannover Rueckversicherung AG	118,095	6,218

REITS — Apartments (0.04%)
Boardwalk Real Estate Investment Trust (a)	24,800	1,146

REITS — Diversified (0.11%)
Eurocommercial Properties NV	25,773	1,522
Suntec Real Estate Investment Trust (b)	998,258	1,258

		2,780

REITS — Storage (0.01%)
Big Yellow Group PLC	26,790	256

Retail — Apparel & Shoe (0.93%)
Hennes & Mauritz AB	188,844	12,618
Inditex SA	157,661	11,788

		24,406

Retail — Computer Equipment (0.20%)
Game Group Plc	1,265,133	5,266

Retail — Consumer Electronics (0.04%)
JB Hi-Fi Ltd	68,073	1,048

Retail — Jewelry (0.61%)
Swatch Group AG	50,004	16,008

Retail — Major Department Store (0.11%)
David Jones Ltd	226,482	1,049
Hyundai Department Store Co Ltd	12,762	1,785

		2,834

Retail — Miscellaneous/Diversified (0.05%)
Massmart Holdings Ltd	102,119	1,281

Retail — Pubs (0.47%)
Punch Taverns PLC	590,357	12,391

Rubber — Tires (1.24%)
Bridgestone Corp	437,000	9,673
Compagnie Generale des Etablissements Michelin	96,830	13,041
Continental AG	58,255	8,803
Hankook Tire Co Ltd	48,090	1,018

		32,535

Rubber & Plastic Products (0.03%)
Tokai Rubber Industries Inc	39,467	777

Seismic Data Collection (0.37%)
Cie Generale de Geophysique-Veritas (a)	29,810	9,755

Semiconductor Component — Integrated Circuits (0.23%)
Elan Microelectronics Corp	523,000	1,127
Powertech Technology Inc	188,600	771
Siliconware Precision Industries Co	899,400	1,888
Taiwan Semiconductor Manufacturing Co Ltd	1,053,377	2,105

		5,891

Semiconductor Equipment (0.39%)
ASM Pacific Technology (b)	116,000	909
ASML Holding NV (a)	263,591	9,178

		10,087

Soap & Cleaning Products (0.41%)
Reckitt Benckiser PLC	184,210	10,705

Steel — Producers (2.66%)
Angang Steel Co Ltd — Rights (a)	84,040	132
Angang Steel Co Ltd (b)	308,000	1,134
ArcelorMittal	178,794	14,321
China Steel Corp	1,209,220	1,717
Evraz Group SA (c)	29,363	2,230
Mechel ADR (b)	22,356	1,881
Nippon Steel Corp	2,153,000	14,310
POSCO ADR (b)	13,875	2,550
Salzgitter AG	58,272	11,473
Shougang Concord International Enterprises Company Ltd	1,958,000	1,057
Sidenor Steel Products Manufacturing Co	48,105	911
ThyssenKrupp AG	150,720	10,010
See accompanying notes

217

Schedule of Investments
Diversified International Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Steel — Producers (continued)
Voestalpine AG	88,767	$8,021

		69,747

Steel — Specialty (0.04%)
Mitsubishi Steel Manufacturing Co Ltd	224,610	1,092

Telecommunication Equipment (0.07%)
VTech Holdings Ltd	203,000	1,733

Telecommunication Services (1.20%)
Reliance Communications Ltd	86,606	1,713
Singapore Telecommunications Ltd	4,596,000	13,069
StarHub Ltd	2,387,888	5,172
Telekom Malaysia Bhd	405,700	1,246
TeliaSonera AB	1,038,500	10,246

		31,446

Telephone — Integrated (4.25%)
Bezeq Israeli Telecommunication Corp Ltd	451,691	805
Brasil Telecom Participacoes SA	87,769	1,311
BT Group PLC	1,876,233	12,743
France Telecom SA	457,375	16,914
Golden Telecom Inc (b)	12,789	1,323
KDDI Corp	1,660	12,537
Korea Telecom Corp	34,080	1,619
Royal KPN NV	972,522	18,362
Telefonica SA (b)	1,013,528	33,559
Telefonos de Mexico SAB de CV ADR (b)	45,222	1,654
Telkom SA Ltd	78,449	2,147
Telstra Corp Ltd	1,920,883	8,407

		111,381

Television (0.22%)
Gestevision Telecinco SA	198,301	5,731

Therapeutics (0.23%)
Grifols SA	225,724	5,989

Tobacco (1.37%)
Imperial Tobacco Group PLC	305,564	15,510
ITC Ltd	165,566	759
Japan Tobacco Inc	3,381	19,707

		35,976

Tools — Hand Held (0.35%)
Hitachi Koki Co Ltd	89,724	1,612
Makita Corp	157,400	7,583

		9,195

Toys (1.07%)
Nintendo Co Ltd	44,100	28,007

Transport — Marine (1.59%)
China Shipping Development Co Ltd	318,000	1,087

D/S Norden	53,025	6,567
Golden Ocean Group Ltd	338,600	2,559
Jinhui Shipping & Transportation Ltd (a)	86,668	1,288
Kawasaki Kisen Kaisha Ltd	626,000	8,689
Mitsui OSK Lines Ltd	649,700	10,738
Orient Overseas International Ltd	113,000	1,167
Pacific Basin Shipping Ltd	3,623,437	8,118
Shinwa Kaiun Kaisha Ltd	135,512	1,388
Wan Hai Lines Ltd	1	—

		41,601

Transport — Rail (0.31%)
Central Japan Railway Co	797	8,245

Transport — Services (0.45%)
Firstgroup Plc	640,175	10,629
Kintetsu World Express Inc	29,200	1,044

		11,673

Water (0.06%)
Companhia de Saneamento Basico de Estado de Sao Paulo (a)	58,080	1,514

Web Portals (0.06%)
NHN Corp	5,085	1,635

Wire & Cable Products (0.56%)
Draka Holding	30,501	1,331
Leoni AG	28,935	1,838
LS Cable Ltd	9,796	1,514
Nexans SA (b)	58,748	10,032

		14,715

Wireless Equipment (1.31%)
Nokia OYJ	860,877	34,190

TOTAL COMMON STOCKS		$2,564,354

PREFERRED STOCKS (1.38%)
Auto — Car & Light Trucks (0.50%)
Porsche AG	4,859	12,964

Building & Construction Products — Miscellaneous (0.06%)
Duratex SA (a)	46,534	1,556

Dialysis Centers (0.19%)
Fresenius SE	63,862	5,069

Diversified Minerals (0.28%)
Cia Vale do Rio Doce	235,580	7,432

Diversified Operations (0.12%)
Investimentos Itau SA	407,831	3,068
See accompanying notes

218

     Schedule of Investments
Diversified International Fund
October 31, 2007

	Shares	Value
	Held	(000's)

PREFERRED STOCKS (continued)
Electric — Distribution (0.05%)
Eletropaulo Metropolitan de Sao Paulo	18,540,000	$1,430

Food — Meat Products (0.08%)
Sadia SA (a)	318,000	2,168

Investment Companies (0.00%)
Lereko Mobility Pty Ltd	3,348	20

Steel — Producers (0.10%)
Gerdau SA	23,895	745
Usinas Siderurgicas de Minas Gerais SA	22,500	1,764

		2,509

TOTAL PREFERRED STOCKS		$36,216

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (6.32%)
Commercial Paper (0.78%)
Investment in Joint Trading Account; General Electric Capital 4.81%, 11/1/2007	$20,409	$20,409

Money Market Funds (5.54%)
BNY Institutional Cash Reserve Fund (e)	145,024	145,024

TOTAL SHORT TERM INVESTMENTS		$165,433

Total Investments		$2,766,003
Liabilities in Excess of Other Assets, Net — (5.60)%		(146,576)

TOTAL NET ASSETS — 100.00%		$2,619,427

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $9,988 or 0.38% of net assets.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $6,636 or 0.25% of net assets.

(e)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$573,360
Unrealized Depreciation	(20,333)

Net Unrealized Appreciation (Depreciation)	553,027
Cost for federal income tax purposes	2,212,912
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Country	Percent

United Kingdom	15.66%
Japan	15.57%
Germany	9.43%
Switzerland	6.71%
United States	6.32%
France	5.79%
Canada	5.41%
Australia	5.19%
Spain	4.82%
Netherlands	4.53%
Hong Kong	3.19%
Italy	2.69%
Singapore	2.10%
Korea, Republic Of	2.03%
Brazil	1.44%
Belgium	1.37%
Finland	1.30%
Sweden	1.18%
Taiwan, Province Of China	1.16%
Russian Federation	1.09%
Greece	1.07%
Denmark	0.98%
South Africa	0.85%
China	0.83%
India	0.68%
Ireland	0.68%
Norway	0.60%
Luxembourg	0.55%
Mexico	0.47%
Austria	0.35%
Israel	0.28%
Portugal	0.25%
Indonesia	0.20%
Turkey	0.20%
Thailand	0.17%
Malaysia	0.17%
Poland	0.14%
Bermuda	0.10%
Czech Republic	0.05%
Liabilities in Excess of Other Assets, Net	(5.60%)

TOTAL NET ASSETS	100.00%

See accompanying notes

219

Schedule of Investments
Equity Income Fund I
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (97.25%)
Aerospace & Defense (1.07%)
General Dynamics Corp	543,200	$49,410

Agricultural Operations (0.75%)
Archer-Daniels-Midland Co	963,400	34,470

Apparel Manufacturers (0.55%)
VF Corp (a)	288,900	25,172

Audio & Video Products (0.53%)
Sony Corp ADR	496,400	24,552

Auto/Truck Parts & Equipment — Original (0.84%)
Johnson Controls Inc (a)	883,800	38,640

Brewery (0.98%)
Molson Coors Brewing Co	423,000	24,208
SABMiller PLC ADR (a)	714,800	20,980

		45,188

Cellular Telecommunications (0.83%)
Vodafone Group PLC ADR (a)	972,862	38,204

Chemicals — Diversified (0.98%)
Bayer AG ADR	549,400	45,271

Computer Services (0.49%)
Electronic Data Systems Corp	1,032,900	22,300

Computers (1.87%)
Hewlett-Packard Co	828,300	42,807
International Business Machines Corp (a)	371,100	43,092

		85,899

Consumer Products — Miscellaneous (0.44%)
Kimberly-Clark Corp	287,700	20,395

Data Processing & Management (1.31%)
Automatic Data Processing Inc	833,800	41,323
Fidelity National Information Services	411,357	18,972

		60,295

Diversified Manufacturing Operations (6.15%)
3M Co	260,300	22,480
Dover Corp	865,100	39,795
General Electric Co	2,247,600	92,511
Honeywell International Inc	447,200	27,015
ITT Corp	815,500	54,573
Siemens AG ADR	343,700	46,870

		283,244

Electric — Integrated (4.07%)
Duke Energy Corp	1,940,200	37,194
FPL Group Inc	798,400	54,627
PG&E Corp (a)	599,100	29,314
Progress Energy Inc (a)	766,300	36,782
Xcel Energy Inc (a)	1,308,700	29,511

		187,428

Electric Products — Miscellaneous (0.96%)
Emerson Electric Co	849,000	44,377

Electronic Components — Semiconductors (3.37%)
Intel Corp	4,170,700	112,192
Microchip Technology Inc	508,100	16,854
STMicroelectronics NV (a)	1,527,500	26,135

		155,181

Electronics — Military (0.79%)
L-3 Communications Holdings Inc	332,300	36,433

Fiduciary Banks (1.61%)
Bank of New York Mellon Corp/The	1,518,380	74,173

Finance — Investment Banker & Broker (4.24%)
Citigroup Inc	1,422,533	59,604
JPMorgan Chase & Co	977,300	45,933
Merrill Lynch & Co Inc	371,400	24,520
Morgan Stanley	968,800	65,162

		195,219

Finance — Mortgage Loan/Banker (1.03%)
Federal National Mortgage Association	831,600	47,434

Food — Miscellaneous/Diversified (2.47%)
Cadbury Schweppes PLC ADR	755,400	40,217
Kraft Foods Inc	2,200,023	73,503

		113,720

Food — Retail (0.72%)
Safeway Inc (a)	969,000	32,946

Forestry (0.63%)
Plum Creek Timber Co Inc (a)	164,000	7,326
Weyerhaeuser Co	285,600	21,680

		29,006

Gas — Distribution (1.02%)
Sempra Energy	759,700	46,729

Gold Mining (0.58%)
Newmont Mining Corp	522,100	26,554

Investment Management & Advisory Services (3.80%)
AllianceBernstein Holding LP	211,800	18,094
Ameriprise Financial Inc	421,500	26,546
Franklin Resources Inc	521,400	67,615
Legg Mason Inc (a)	753,800	62,521

		174,776

See accompanying notes

220

Schedule of Investments
Equity Income Fund I
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Life & Health Insurance (1.68%)
Prudential Financial Inc	655,400	$63,390
Unum Group	596,100	13,913

		77,303

Medical — Drugs (4.94%)
AstraZeneca PLC ADR	313,000	15,368
Bristol-Myers Squibb Co	1,066,300	31,979
Novartis AG ADR	945,400	50,267
Pfizer Inc	883,100	21,733
Roche Holding AG ADR	261,300	22,302
Sanofi-Aventis ADR (a)	1,092,600	48,085
Wyeth	776,500	37,761

		227,495

Medical — Generic Drugs (0.89%)
Teva Pharmaceutical Industries Ltd ADR (a)	933,200	41,070

Medical — HMO (0.90%)
Aetna Inc	737,100	41,403

Medical — Wholesale Drug Distribution (0.55%)
Cardinal Health Inc	370,100	25,178

Medical Laboratory & Testing Service (0.58%)
Quest Diagnostics Inc (a)	501,000	26,643

Metal — Diversified (0.81%)
Freeport-McMoRan Copper & Gold Inc (a)	316,300	37,222

Multi-Line Insurance (5.26%)
ACE Ltd	1,010,700	61,258
American International Group Inc	343,600	21,688
Hartford Financial Services Group Inc	478,000	46,380
ING Groep NV ADR	738,100	33,207
Loews Corp	511,400	25,105
MetLife Inc	789,100	54,330

		241,968

Multimedia (1.77%)
News Corp — Class B (a)	1,001,300	22,960
Time Warner Inc	3,204,300	58,510

		81,470

Music (0.00%)
V2 Music Holdings PLC — warrants (b)(c)(d)	4,500	—

Non-Hazardous Waste Disposal (0.60%)
Waste Management Inc	757,400	27,562

Oil & Gas Drilling (0.69%)
GlobalSantaFe Corp	392,300	31,788

Oil Company — Exploration & Production (1.54%)
Devon Energy Corp (a)	760,100	70,993

Oil Company — Integrated (5.05%)
Chevron Corp	1,100,300	100,689
ConocoPhillips	529,900	45,020
Hess Corp	718,500	51,452
Marathon Oil Corp	599,900	35,472

		232,633

Paper & Related Products (0.51%)
International Paper Co (a)	637,100	23,547

Pipelines (1.50%)
El Paso Corp (a)	538,000	9,501
Enterprise Products Partners LP	318,000	10,173
Kinder Morgan Energy Partners LP	357,000	18,743
Williams Cos Inc	835,500	30,487

		68,904

Property & Casualty Insurance (0.20%)
Fidelity National Financial Inc (a)	584,499	8,995

Quarrying (0.42%)
Vulcan Materials Co	225,500	19,283

Regional Banks (4.74%)
Bank of America Corp	2,221,196	107,239
PNC Financial Services Group Inc (a)	818,400	59,056
Wells Fargo & Co	1,528,000	51,967

		218,262

REITS — Diversified (0.48%)
Duke Realty Corp	322,200	10,359
Vornado Realty Trust (a)	105,200	11,753

		22,112

REITS — Hotels (0.33%)
Host Hotels & Resorts Inc (a)	678,400	15,033

REITS — Regional Malls (0.15%)
Macerich Co/The	81,000	6,943

REITS — Shopping Centers (0.40%)
Developers Diversified Realty Corp (a)	218,000	10,987
Kimco Realty Corp (a)	182,700	7,586

		18,573

REITS — Storage (0.26%)
Public Storage (a)	149,600	12,113

REITS — Warehouse & Industrial (0.96%)
AMB Property Corp (a)	267,700	17,494
Prologis (a)	369,500	26,508

		44,002

See accompanying notes

221

Schedule of Investments
Equity Income Fund I
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Retail — Discount (1.07%)
Target Corp	802,000	$49,211

Retail — Drug Store (1.32%)
CVS Caremark Corp	1,453,806	60,726

Retail — Regional Department Store (0.80%)
Macy’s Inc (a)	1,142,900	36,607

Retail — Restaurants (1.23%)
McDonald’s Corp	949,600	56,691

Savings & Loans — Thrifts (0.48%)
Washington Mutual Inc	783,900	21,855

Semiconductor Component — Integrated Circuits (1.07%)
Linear Technology Corp (a)	409,100	13,509
Taiwan Semiconductor Manufacturing Co Ltd ADR	3,369,800	35,888

		49,397

Semiconductor Equipment (0.45%)
Applied Materials Inc	1,073,500	20,847

Steel — Producers (0.84%)
United States Steel Corp	359,400	38,779

Telephone — Integrated (6.95%)
AT&T Inc	3,105,800	129,791
Deutsche Telekom AG ADR	206,400	4,240
France Telecom SA ADR	161,400	5,972
Nippon Telegraph & Telephone Corp ADR (a)	806,400	18,507
Telstra Corp Ltd ADR	440,500	9,603
Verizon Communications Inc	2,528,500	116,488
Windstream Corp	2,624,784	35,303

		319,904

Television (0.42%)
CBS Corp (a)	678,900	19,484

Tobacco (0.82%)
Reynolds American Inc (a)	588,600	37,924

Transport — Rail (1.39%)
Norfolk Southern Corp	484,500	25,024
Union Pacific Corp (a)	303,800	38,899

		63,923

Transport — Services (0.68%)
FedEx Corp (a)	300,700	31,074

Wireless Equipment (2.44%)
Motorola Inc	2,651,400	49,820
Nokia OYJ ADR	760,500	30,207
Telefonaktiebolaget LM Ericsson ADR (a)	1 ,076,200	32,340

		112,367

TOTAL COMMON STOCKS		$4,476,300

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (0.29%)
Electric — Integrated (0.04%)
Texas-New Mexico Power Co
6.25%, 1/15/2009	$2,000	2,020

Finance — Investment Banker & Broker (0.01%)
Merrill Lynch & Co Inc
6.38%, 10/15/2008	500	503

Medical — Drugs (0.03%)
Wyeth
7.25%, 3/1/2023	1,250	1,396

Multimedia (0.02%)
CBS Corp
7.88%, 9/1/2023	1,000	1,065

Rental — Auto & Equipment (0.09%)
Erac USA Finance Co
7.35%, 6/15/2008 (e)	4,000	4,042

Telecommunication Services (0.10%)
TELUS Corp
8.00%, 6/1/2011	4,000	4,339

TOTAL BONDS		$13,365

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (0.01%)
Federal Home Loan Mortgage Corporation (FHLMC) (0.01%)
6.50%, 9/1/2030	205	211
7.00%, 9/1/2030	72	75

		286

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$286

SHORT TERM INVESTMENTS (8.24%)
Money Market Funds (8.24%)
BNY Institutional Cash Reserve Fund (f)	$379,266	$379,266

TOTAL SHORT TERM INVESTMENTS		$379,266

REPURCHASE AGREEMENTS (2.12%)
Money Center Banks (2.12%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $50,213,000; 0%; dated 12/13/07-07/25/08)	$48,750$	$48,750
See accompanying notes

222

Schedule of Investments
Equity Income Fund I
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

REPURCHASE AGREEMENTS (continued)
Money Center Banks (continued)
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $50,213,000; 0% - 6.13%; dated 12/04/07-08/25/16)	$48,751	$48,751

		97,501

TOTAL REPURCHASE AGREEMENTS		$97,501

Total Investments		$4,966,718
Liabilities in Excess of Other Assets, Net — (7.91)%		(364,055)

TOTAL NET ASSETS — 100.00%		$4,602,663

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security is Illiquid

(d)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $0 or 0.00% of net assets.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $4,042 or 0.09% of net assets.

(f)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$782,610
Unrealized Depreciation	(61,009)

Net Unrealized Appreciation (Depreciation)	721,601
Cost for federal income tax purposes	4,245,117
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	35.98%
Consumer, Non-cyclical	14.16%
Communications	12.53%
Industrial	11.65%
Energy	8.78%
Technology	8.56%
Consumer, Cyclical	6.34%
Utilities	5.13%
Basic Materials	4.77%
Mortgage Securities	0.01%
Liabilities in Excess of Other Assets, Net	(7.91%)

TOTAL NET ASSETS	100.00%

See accompanying notes

223

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (90.65%)
Building — Residential & Commercial (1.83%)
Becton Property Group	15,127	$71
Sunland Group Ltd	7,642	33

		104

Consulting Services (0.20%)
KK DaVinci Advisors (a)	11	12

Diversified Operations (0.53%)
Wharf Holdings Ltd	4,972	30

Hotels & Motels (0.30%)
Starwood Hotels & Resorts Worldwide Inc	300	17

Property Trust (7.95%)
Babcock & Brown Japan Property Trust	34,471	54
Goodman Group	7,115	46
GPT Group	18,623	80
Mirvac Group	5,463	30
Stockland	2,979	25
Westfield Group	10,669	218

		453

Public Thoroughfares (0.33%)
Transurban Group	2,725	19

Publicly Traded Investment Fund (0.17%)
iShares Cohen & Steers Realty Majors Index Fund	104	10

Real Estate Management & Services (7.19%)
Aeon Mall Co Ltd	1,220	32
Beni Stabili SpA	3,820	5
CA Immobilien Anlagen AG (a)	342	9
Citycon Oyj	2,797	18
Conwert Immobilien Invest AG (a)	457	9
Deutsche Euroshop AG	513	21
DIC Asset AG	249	8
Fabege AB	1,200	14
Immoeast AG (a)	639	8
IMMOFINANZ AG	2,356	28
IVG Immobilien AG	449	20
Kungsleden AB	1,800	26
Mitsubishi Estate Co Ltd	4,893	147
PSP Swiss Property AG (a)	90	5
Servcorp Ltd	10,334	50
Wihlborgs Fastigheter AB	500	10

		410

Real Estate Operator & Developer (22.81%)
APN Property Group Ltd	14,144	39
Brookfield Asset Management Inc (a)	280	11
CapitaLand Ltd	16,420	92
China Overseas Land & Investment Ltd	28,807	69
City Developments Ltd	2,586	29
Cromwell Group	34,914	41
Globe Trade Centre SA (a)	1,636	34
Hang Lung Properties Ltd	17,250	83
Helical Bar Plc	896	8
Icade	142	11
Joint Corp	784	22
Keppel Land Ltd	10,841	63
Kerry Properties Ltd	9,706	84
Klovern AB	1,000	4
Kowloon Development Co Ltd	3,100	10
Melcor Developments Ltd	570	14
Mitsui Fudosan Co Ltd	5,232	145
New World China Land Ltd	7,900	9
Norwegian Property ASA	800	10
NTT Urban Development Corp	13	29
Shenzhen Investment Ltd	30,737	30
Shimao Property Holdings Ltd	16,246	58
Sino Land Co	14,316	45
Sumitomo Realty & Development Co Ltd	2,893	102
Sun Hung Kai Properties Ltd	12,631	241
Unite Group Plc	1,896	17

		1,300

REITS — Apartments (4.30%)
AvalonBay Communities Inc	710	87
Boardwalk Real Estate Investment Trust (a)	860	40
Equity Residential	630	26
Essex Property Trust Inc	420	52
Home Properties Inc	230	12
Mid- America Apartment Communities Inc	300	16
Northern Property Real Estate Investmen	560	12

		245

REITS — Diversified (16.55%)
Affine SA	289	18
Ascendas Real Estate Investment Trust	33,252	60
Befimmo SCA Sicafi	72	8
British Land Co PLC	2,832	64
Brixton PLC	777	6
Cominar Real Estate Investment Trust	930	21
Corio NV	445	39
Crombie Real Estate Investment Trust	1,150	15
Digital Realty Trust Inc	820	36
Entertainment Properties Trust	810	44
Eurocommercial Properties NV	267	16
Fonciere Des Regions	206	30
Gecina SA	36	6
Hammerson PLC	1,750	41
See accompanying notes

224

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
REITS — Diversified (continued)
Investors Real Estate Trust	1,230	$13
Klepierre	254	14
Land Securities Group PLC	3,309	114
Liberty International PLC	2,467	62
Nieuwe Steen Investments Funds NV	433	12
PS Business Parks Inc	230	13
Segro PLC	2,692	26
Shaftesbury Plc	1,375	16
Unibail-Rodamco	593	148
Vornado Realty Trust	1,000	112
Wereldhave NV	80	10

		944

REITS — Healthcare (1.97%)
Health Care REIT Inc	820	36
Omega Healthcare Investors Inc	1,090	18
Ventas Inc	1,345	58

		112

REITS — Hotels (2.29%)
Ashford Hospitality Trust Inc	1,460	15
DiamondRock Hospitality Co	1,307	25
Host Hotels & Resorts Inc	1,770	39
InnVest Real Estate Investment Trust	1,180	15
LaSalle Hotel Properties	440	18
Sunstone Hotel Investors Inc	690	19

		131

REITS — Manufactured Homes (0.26%)
Equity Lifestyle Properties Inc	290	15

REITS — Office Property (8.04%)
Alexandria Real Estate Equities Inc	360	37
Alstria Office REIT-AG (a)	267	5
Boston Properties Inc	987	107
Cofinimmo	136	26
DA Office Investment Corp	4	26
Derwent London PLC	1,082	38
Douglas Emmett Inc	1,060	28
Great Portland Estates PLC	1,506	18
Nippon Building Fund Inc	3	43
Nomura Real Estate Office Fund Inc	3	30
SL Green Realty Corp	830	100

		458

REITS — Regional Malls (4.72%)
General Growth Properties Inc	1,500	81
Simon Property Group Inc	1,390	145
Taubman Centers Inc	730	43

		269

REITS — Shopping Centers (4.87%)
Acadia Realty Trust	1,040	28
Equity One Inc	500	13
Federal Realty Investment Trust	400	35
Japan Retail Fund Investment Corp	2	15
Kimco Realty Corp	1,640	68
RioCan Real Estate Investment Trust	1,720	42
Saul Centers Inc	470	26
Tanger Factory Outlet Centers	890	38
Vastned Retail NV	156	13

		278

REITS — Single Tenant (1.01%)
National Retail Properties Inc	1,240	31
Realty Income Corp	880	26

		57

REITS — Storage (1.10%)
Big Yellow Group PLC	2,173	21
Public Storage	520	42

		63

REITS — Warehouse & Industrial (4.23%)
AMB Property Corp	870	57
Japan Logistics Fund Inc	3	21
Prologis	2,160	155
Warehouses De Pauw SCA (a)	113	8

		241

TOTAL COMMON STOCKS		5,168

	Principal
	Amount	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS (11.05%)
Money Center Banks (11.05%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $324,000; 0%; dated 12/13/07-07/25/08)	$315	$315
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $324,000; 0% - 6.13%; dated 12/04/07-08/25/16)	315	315

		630

TOTAL REPURCHASE AGREEMENTS		$630

Total Investments		$5,798
Liabilities in Excess of Other Assets, Net — (1.70)%		(97)

TOTAL NET ASSETS — 100.00%		$5,701

(a) Non-Income Producing Security
See accompanying notes

225

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2007
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$98
Unrealized Depreciation	(77)

Net Unrealized Appreciation (Depreciation)	21
Cost for federal income tax purposes	5,777

All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Country	Percent

United States	41.59%
Australia	12.40%
Japan	10.97%
Hong Kong	10.55%
United Kingdom	7.52%
Singapore	4.27%
France	3.98%
Canada	2.99%
Netherlands	1.58%
China	1.02%
Germany	0.96%
Sweden	0.95%
Austria	0.94%
Belgium	0.72%
Poland	0.59%
Finland	0.32%
Norway	0.18%
Switzerland	0.09%
Italy	0.08%
Liabilities in Excess of Other Assets, Net	(1.70%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Currency Contracts	164.00%
See accompanying notes

226

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2007

Foreign Currency Contracts
					Net Unrealized
Foreign Currency	Delivery	Contracts to			Appreciation
Purchase Contracts	Date	Accept	In Exchange For	Value	(Depreciation)

Australian Dollar	11/27/2007	339,086	$311	$316	$5
Australian Dollar	11/5/2007	1,644,047	1,448	1,531	83
Danish Kroner	11/5/2007	16,867	3	3	—
Euro	11/5/2007	352,756	498	511	13
Euro	11/27/2007	87,869	127	127	—
British Pounds	11/5/2007	224,695	459	467	8
Hong Kong Dollars	11/5/2007	5,272,606	679	681	2
Japanese Yen	11/5/2007	86,416,700	750	750	—
Japanese Yen	11/27/2007	2,642,363	23	23	—
Norwegian Krone	11/5/2007	28,253	5	5	—
New Zealand Dollar	11/5/2007	6,222	5	5	—
Poland Zloty	11/5/2007	31,002	12	13	1
Swedish Krona	11/5/2007	316,155	49	50	1
Singapore Dollar	11/5/2007	212,997	144	147	3
Canadian Dollar	11/27/2007	14,296	15	15	—
Swiss Francs	11/5/2007	31,248	27	27	—

					Net Unrealized
Foreign Currency	Delivery	Contracts to			Appreciation
Sale Contracts	Date	Deliver	In Exchange For	Value	(Depreciation)

Euro	11/5/2007	390,769	$554	$566	$(12)
Euro	11/27/2007	58,197	84	85	(1)
British Pounds	11/5/2007	197,243	401	410	(9)
British Pounds	11/27/2007	18,546	38	39	(1)
Hong Kong Dollars	11/5/2007	4,420,474	567	570	(3)
Hong Kong Dollars	11/27/2007	381,092	49	49	—
Japanese Yen	11/5/2007	78,151,528	671	678	(7)
Japanese Yen	11/27/2007	4,161,158	36	36	—
Norwegian Krone	11/5/2007	55,753	10	11	(1)
Poland Zloty	11/5/2007	77,380	30	31	(1)
Poland Zloty	11/27/2007	7,752	3	3	—
Swedish Krona	11/5/2007	337,239	52	53	(1)
Swedish Krona	11/27/2007	9,031	1	1	—
Singapore Dollar	11/5/2007	311,516	210	215	(5)
Singapore Dollar	11/27/2007	51,026	35	35	—
Australian Dollar	11/5/2007	1,779,320	1,578	1,657	(79)
Australian Dollar	11/27/2007	232,760	214	216	(2)
Canadian Dollar	11/27/2007	14,296	15	15	—
Swiss Francs	11/5/2007	5,679	5	5	—
All dollar amounts are shown in thousands (000’s)
See accompanying notes

227

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (61.63%)
Asset Backed Securities (5.96%)
Chase Funding Mortgage Loan Asset-Backed Certificates
5.16%, 9/25/2033 (a)	$234	$228
5.10%, 12/25/2033 (a)	458	455
Countrywide Asset-Backed Certificates
5.04%, 6/25/2037 (a)(b)	3,500	3,233
Credit-Based Asset Servicing and Securities
5.04%, 3/25/2036 (a)	2,000	1,937
GMAC Mortgage Corp Loan Trust
5.05%, 8/25/2035 (a)	850	829
Long Beach Mortgage Loan Trust
4.98%, 10/25/2036 (a)(b)	2,000	1,951
Popular ABS Mortgage Pass-Through Trust
5.13%, 9/25/2035 (a)	907	906
SACO I Inc
5.01%, 6/25/2036 (a)(b)	1,656	1,600
Saxon Asset Securities Trust
5.03%, 3/25/2036 (a)(b)	5,000	4,706
Structured Asset Investment Loan Trust
5.09%, 1/25/2036 (a)(b)	2,275	2,241
Swift Master Auto Receivables Trust
5.19%, 6/15/2012 (a)(b)	2,750	2,714
Washington Mutual Master Note Trust
5.47%, 10/15/2014 (b)(c)(d)(e)	1,350	1,350

		22,150

Automobile Sequential (1.53%)
Capital Auto Receivables Asset Trust
5.24%, 11/15/2008 (a)(b)	1,210	1,210
5.12%, 10/15/2009 (a)(b)	2,750	2,746
WFS Financial Owner Trust
3.93%, 2/17/2012 (b)	1,744	1,733

		5,689

Credit Card Asset Backed Securities (0.78%)
Discover Card Master Trust
5.65%, 3/16/2020	1,917	1,919
Discover Card Master Trust I
5.11%, 5/15/2011 (a)	1,000	998

		2,917

Finance — Mortgage Loan/Banker (21.44%)
Fannie Mae
5.17%, 10/25/2018 (a)	636	639
5.00%, 8/25/2026	2,908	2,904
5.07%, 4/25/2034 (a)	5,643	5,645
0.27%, 3/25/2036	30,465	418
6.50%, 2/25/2047 (c)	2,405	2,487
Fannie Mae Grantor Trust
5.50%, 9/25/2011	4,250	4,334
5.34%, 4/25/2012	5,000	5,066
5.22%, 5/25/2035 (a)	2,298	2,327
5.02%, 9/25/2035 (a)	2,632	2,623
Fannie Mae Whole Loan
5.02%, 5/25/2035 (a)	2,489	2,473
Federal Home Loan Bank System
5.46%, 11/27/2015 (c)	2,977	2,983
Freddie Mac
4.50%, 7/15/2017	4,900	4,797
5.39%, 6/15/2018 (a)	3,811	3,821
5.49%, 7/15/2023 (a)	6,040	6,009
5.29%, 4/15/2030 (a)	5,500	5,503
5.50%, 9/15/2031 (a)	1,375	1,349
5.49%, 9/15/2033 (a)	351	352
GinnieMae
1.79%, 10/16/2012 (a)	77,668	2,853
3.89%, 7/16/2026	1,611	1,576
4.51%, 10/16/2028 (a)	2,270	2,245
5.08%, 1/16/2030 (a)	1,576	1,574
3.96%, 6/16/2031	2,242	2,185
4.26%, 2/16/2032	2,312	2,270
0.93%, 6/17/2045 (a)	37,723	1,891
0.88%, 11/16/2045	4,076	216
1.13%, 5/16/2046 (a)	10,740	606
1.06%, 10/16/2046	15,857	1,035
1.30%, 2/16/2047 (a)	18,614	1,111
0.85%, 3/16/2047 (a)	17,607	1,089
SLM Student Loan Trust
5.17%, 10/25/2016 (a)	2,742	2,745
5.88%, 9/17/2018 (a)	4,501	4,516

		79,642

Home Equity — Other (5.24%)
ACE Securities Corp
5.08%, 9/25/2035 (a)(b)	1,287	1,282
American Home Mortgage Investment Trust
5.06%, 11/25/2030 (a)(b)	2,382	2,364
Asset Backed Securities Corp Home Equity
4.97%, 7/25/2036 (a)(b)	3,600	3,528
First NLC Trust
5.10%, 5/25/2035 (a)	2,210	2,162
JP Morgan Mortgage Acquisition Corp
5.13%, 7/25/2035 (a)(b)	2,176	2,150
Morgan Stanley Home Equity Loans
5.04%, 2/25/2036 (a)(b)	5,250	4,989
Soundview Home Equity Loan Trust
4.96%, 7/25/2036 (a)	3,000	2,973

		19,448

Mortgage Backed Securities (22.35%)
Banc of America Commercial Mortgage Inc
1.02%, 11/10/2038 (a)	2,519	59
0.26%, 3/11/2041 (a)(f)	24,517	180
4.73%, 7/10/2043 (a)	3,500	3,292
See accompanying notes

228

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
Banc of America Funding Corp
5.08%, 7/20/2036 (a)(b)	$2,354	$2,346
5.28%, 7/20/2036 (a)(b)	1,659	1,601
Bear Stearns Alt-A Trust
5.04%, 4/25/2037 (a)(b)	1,302	1,284
Bear Stearns Commercial Mortgage Securities
1.00%, 2/11/2041 (a)(f)	10,527	281
Bear Stearns Mortgage Funding Trust
5.08%, 7/25/2036 (a)(b)(c)	3,715	3,589
Chase Mortgage Finance Corp
4.55%, 7/25/2037 (a)(b)(c)	3,241	3,222
Commercial Mortgage Pass Through Certificates
0.05%, 12/10/2046 (a)	25,994	318
Countrywide Alternative Loan Trust
5.17%, 5/25/2035 (a)	384	382
Credit Suisse Mortgage Capital Certificates
5.81%, 9/15/2039	1,000	1,008
0.07%, 12/15/2039	16,848	285
CS First Boston Mortgage Securities Corp
0.53%, 11/1 5/2036 (a)(f)	11,642	465
GE Capital Commercial Mortgage Corp
5.61%, 4/10/2017 (a)	3,475	3,432
5.33%, 11/10/2045 (a)	5,000	4,943
G-Force LLC
5.17%, 12/25/2039 (a)(f)	2,800	2,800
Greenpoint Mortgage Funding Trust
5.17%, 6/25/2045 (a)	287	278
Greenwich Capital Commercial Funding Corp
0.31%, 6/10/2036 (a)(f)	17,918	156
0.34%, 3/10/2039 (a)(f)	54,812	1,217
OS Mortgage Securities Corp
0.65%, 11/10/2039	30,455	1,217
Impac CMB Trust
5.18%, 4/25/2035 (a)(b)	799	787
Impac Secured Assets CMN Owner Trust
5.14%, 12/25/2031 (a)	218	223
Indymac Index Mortgage Loan Trust
5.20%, 4/25/2035 (a)	436	422
JP Morgan Chase Commercial Mortgage Securities
0.33%, 9/12/2037 (a)	90,970	1,185
5.82%, 6/15/2049 (a)	3,475	3,495
JP Morgan Mortgage Trust
4.95%, 11/25/2035 (a)	3,000	2,973
5.29%, 4/25/2036 (a)	1,247	1,251
5.82%, 6/25/2036 (a)	1,600	1,636
5.95%, 8/25/2036 (a)	2,400	2,431
6.00%, 8/25/2036 (a)	2,815	2,822
5.57%, 10/25/2036 (a)	4,725	4,656
5.83%, 1/25/2037 (a)	4,517	4,534
LB-UBS Commercial Mortgage Trust
0.06%, 11/1 5/2038 (a)(f)	13,361	229
0.72%, 11/1 5/2038 (a)(f)	21,780	967
0.06%, 2/15/2040 (a)(f)	5,939	69
0.49%, 2/15/2040 (a)	7,447	241
0.74%, 7/15/2040 (a)	109,748	2,858
Merrill Lynch Mortgage Trust
0.56%, 5/12/2043	51,252	1,162
Merrill Lynch/Countrywide Commercial Mortgage Trust
0.55%, 8/12/2048 (a)	33,724	1,312
0.06%, 12/12/2049 (a)	49,578	723
Morgan Stanley Capital I
0.36%, 8/13/2042	171,544	2,948
0.04%, 12/15/2043 (a)(f)	27,181	356
Residential Accredit Loans Inc	1,567	1,518
5.02%, 2/25/2037 (a)(b)(c)
5.06%, 7/25/2037 (a)(b)(c)	2,500	2,426
Wachovia Bank Commercial Mortgage Trust
0.26%, 3/15/2042 (a)(f)	31,173	307
0.63%, 5/15/2044 (a)(f)	99,278	2,096
5.90%, 2/15/2051 (a)	2,325	2,378
WaMu Mortgage Pass Through Certificates
5.61%, 7/25/2044 (a)(b)	282	278
5.10%, 4/25/2045 (a)	593	581
Washington Mutual Alternative Mortgage
5.15%, 6/25/2046 (a)(b)	3,900	3,781

		83,000

Sovereign Agency (4.33%)
Federal National Mortgage Association
5.25%, 8/ 1/2012 (g)(h)	11,800	12,027
6.63%, 11/15/2030 (h)	1,300	1,541
Freddie Mac
5.75%, 6/27/2016	2,400	2,508

		16,076

TOTAL BONDS		$228,922

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (76.51%)
Federal Home Loan Mortgage Corporation
(FHLMC) (17.34%)
5.00%, 11/ 1/2037(i)	7,285	6,991
5.50%, 11/ 1/2037(i)	12,070	11,881
6.00%, 11/ 1/2037(i)	9,925	9,987
6.50%, 11/ 1/2037(i)	200	205
6.50%, 6/ 1/2017	290	298
6.00%, 7/ 1/2017	110	112
5.50%, 4/ 1/2018	815	819
5.50%, 12/ 1/2018	3	3
5.00%, 1/ 1/2019	1,749	1,729
6.00%, 1/ 1/2021	345	351
6.50%, 8/ 1/2022	417	430
5.00%, 10/ 1/2025	1,240	1,206
See accompanying notes

229

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)
6.00%, 6/ 1/2028	$98	$99
5.50%, 1/ 1/2029	23	23
5.50%, 3/ 1/2029	18	18
6.50%, 3/ 1/2029	66	68
8.00%, 8/ 1/2030	4	4
8.00%, 11/ 1/2030	2	3
7.50%, 12/ 1/2030	23	24
7.00%, 1/ 1/2031	12	13
7.50%, 2/ 1/2031	15	16
6.50%, 6/ 1/2031	6	6
6.00%, 10/ 1/2031	46	47
6.00%, 2/ 1/2032	126	127
6.50%, 2/ 1/2032	46	48
6.50%, 2/ 1/2032	113	117
6.50%, 4/ 1/2032	93	96
7.50%, 4/ 1/2032	148	156
6.50%, 8/ 1/2032	284	293
6.50%, 8/ 1/2032	122	126
5.00%, 12/ 1/2032	1,002	967
5.50%, 5/ 1/2033	625	617
5.50%, 10/ 1/2033	230	227
5.50%, 12/ 1/2033	5,385	5,317
5.00%, 7/ 1/2035	74	71
5.00%, 10/ 1/2035	137	131
6.00%, 8/ 1/2036	3,971	3,998
6.50%, 11/ 1/2036	1,216	1,246
6.50%, 2/ 1/2037	483	495
6.00%, 4/ 1/2037	4,766	4,797
7.48%, 10/ 1/2032 (a)	15	16
7.25%, 9/ 1/2033 (a)	222	225
4.68%, 8/ 1/2035 (a)	1,968	1,965
6.83%, 3/ 1/2036	1,510	1,543
6.56%, 7/ 1/2036 (a)	2,563	2,619
6.51%, 10/1/2036 (a)	1,175	1,201
6.50%, 1/ 1/2037 (a)	1,860	1,896
6.53%, 1/ 1/2037 (a)	1,751	1,791

		64,418

Federal National Mortgage Association (FNMA) (31.40%)
4.50%, 11/ 1/2022 (i)	4,175	4,038
5.00%, 11/ 1/2022 (i)	2,005	1,974
5.00%, 11/ 1/2037(i)	24,175	23,200
5.50%, 11/ 1/2037(i)	23,180	22,840
6.00%, 11/ 1/2037(i)	17,915	18,044
6.50%, 11/ 1/2037(i)	4,805	4,918
7.00%, 11/ 1/2037(i)	210	218
6.00%, 5/ 1/2009	30	30
4.50%, 3/ 1/2010	124	123
6.50%, 4/ 1/2010	16	17
6.50%, 6/ 1/2016	35	36
6.00%, 1/ 1/2017	96	98
6.00%, 4/ 1/2017	152	155
5.50%, 9/ 1/2017	426	428
5.50%, 9/ 1/2017	93	94
5.00%, 1/ 1/2018	672	664
5.50%, 3/ 1/2018	433	435
5.00%, 4/ 1/2019	625	617
5.50%, 6/ 1/2019	120	120
5.50%, 6/ 1/2019	147	147
5.50%, 7/ 1/2019	289	290
5.50%, 7/ 1/2019	69	69
5.50%, 7/ 1/2019	132	132
5.50%, 7/ 1/2019	132	133
5.50%, 7/ 1/2019	275	276
5.50%, 8/ 1/2019	78	78
5.50%, 8/ 1/2019	643	645
5.50%, 9/ 1/2019	516	518
4.50%, 12/ 1/2019	743	720
4.50%, 1/ 1/2020	2,252	2,182
7.00%, 5/ 1/2022	107	112
6.00%, 12/ 1/2022	210	214
5.00%, 1/ 1/2026	1,753	1,702
5.50%, 6/ 1/2026	1,749	1,737
7.50%, 1/ 1/2031	10	11
7.50%, 5/ 1/2031	15	16
6.50%, 9/ 1/2031	111	114
6.00%, 12/ 1/2031	126	127
6.00%, 12/ 1/2031	43	43
6.50%, 12/ 1/2031	24	25
6.50%, 4/ 1/2032	93	95
7.50%, 8/ 1/2032	126	133
6.00%, 11/ 1/2032	158	159
4.49%, 3/ 1/2033 (a)	2,000	2,008
5.50%, 9/ 1/2033	2,747	2,715
7.63%, 11/ 1/2033 (a)	14	14
5.14%, 12/ 1/2033 (a)	879	876
4.88%, 9/ 1/2034 (a)	3,757	3,784
4.71%, 2/ 1/2035 (a)	4,658	4,586
4.93%, 3/ 1/2035 (a)	1,465	1,443
5.00%, 7/ 1/2035	535	514
5.08%, 7/ 1/2035 (a)	1,364	1,380
5.08%, 8/ 1/2035 (a)	4,927	4,923
5.73%, 2/ 1/2036 (a)	658	659
5.79%, 6/ 1/2036 (a)(c)	353	354
6.50%, 8/ 1/2036	2,435	2,492
6.50%, 8/ 1/2036	1,050	1,074
See accompanying notes

230

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA) (continued)
6.50%, 10/ 1/2036	$579	$593
6.50%, 11/1/2036	604	618
6.50%, 12/ 1/2036	839	859

		116,619

Government National Mortgage Association (GNMA) (3.78%)
5.50%, 11/1/2037(i)	1,550	1,540
6.50%, 7/15/2008	5	5
6.50%, 7/15/2008	4	4
6.50%, 10/15/2008	13	13
6.50%, 3/15/2009	11	11
5.50%, 12/15/2013	24	24
5.50%, 1/15/2014	138	139
5.50%, 1/15/2014	126	127
5.50%, 2/15/2014	138	139
5.50%, 3/15/2014	255	256
8.00%, 8/15/2016	80	85
8.00%, 12/15/2016	16	17
7.50%, 4/15/2017	10	11
7.50%, 4/15/2017	81	85
7.50%, 4/15/2017	66	70
8.00%, 4/15/2017	16	17
8.00%, 4/15/2017	12	13
8.00%, 4/15/2017	21	22
7.50%, 5/15/2017	16	17
8.00%, 5/15/2017	27	29
8.00%, 5/15/2017	20	22
8.00%, 6/15/2017	16	17
8.00%, 6/15/2017	24	25
8.00%, 7/15/2017	11	12
7.50%, 7/15/2018	39	41
7.50%, 12/15/2021	37	39
7.50%, 12/15/2021	41	44
7.50%, 12/15/2021	38	40
7.50%, 2/15/2022	57	60
8.00%, 2/15/2022	61	65
7.50%, 3/15/2022	7	8
7.50%, 3/15/2022	14	14
7.50%, 3/15/2022	35	37
7.50%, 4/15/2022	24	25
7.50%, 4/15/2022	21	22
7.50%, 4/15/2022	41	43
7.50%, 4/15/2022	24	25
7.50%, 5/15/2022	39	41
7.50%, 7/15/2022	67	70
7.50%, 8/15/2022	25	26
7.50%, 8/15/2022	38	41
7.50%, 8/15/2022	8	8
7.50%, 8/15/2022	2	3
7.50%, 8/15/2022	22	23
7.50%, 8/15/2022	34	36
7.50%, 8/15/2022	88	93
7.50%, 8/15/2022	72	76
7.00%, 11/15/2022	42	44
7.00%, 11/15/2022	22	23
7.00%, 11/15/2022	66	69
7.00%, 11/15/2022	58	61
7.50%, 11/15/2022	75	80
7.00%, 12/15/2022	51	53
7.00%, 12/15/2022	167	176
7.00%, 1/15/2023	70	74
7.00%, 1/15/2023	41	43
7.00%, 1/15/2023	23	25
7.00%, 2/15/2023	450	475
7.50%, 2/15/2023	14	15
7.50%, 2/15/2023	22	23
7.00%, 3/15/2023	31	33
7.50%, 5/15/2023	32	34
7.50%, 5/15/2023	9	10
7.50%, 5/15/2023	85	90
7.50%, 6/15/2023	24	26
7.00%, 7/15/2023	31	33
7.00%, 7/15/2023	12	13
7.00%, 7/15/2023	115	121
7.00%, 7/15/2023	31	32
7.00%, 8/15/2023	48	51
6.50%, 9/15/2023	43	45
6.50%, 9/15/2023	65	68
6.50%, 9/15/2023	59	61
6.50%, 9/15/2023	71	73
6.00%, 10/15/2023	331	336
6.50%, 10/15/2023	75	77
6.50%, 10/15/2023	54	55
7.00%, 10/15/2023	65	69
7.50%, 10/15/2023	16	17
6.00%, 11/15/2023	162	165
6.00%, 11/15/2023	137	139
6.50%, 11/15/2023	22	23
7.50%, 11/15/2023	107	113
6.00%, 12/15/2023	93	95
6.00%, 12/15/2023	91	93
6.00%, 12/15/2023	7	7
6.50%, 12/15/2023	166	171
6.50%, 12/15/2023	161	167
6.50%, 12/15/2023	103	106
6.50%, 12/15/2023	48	49
See accompanying notes

231

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (GNMA) (continued)
7.00%, 12/15/2023	$48	$51
7.00%, 12/15/2023	73	77
6.00%, 1/15/2024	84	85
6.50%, 1/15/2024	82	85
6.50%, 1/15/2024	30	31
6.50%, 1/15/2024	98	101
6.50%, 1/15/2024	51	52
6.50%, 1/15/2024	97	100
6.50%, 1/15/2024	85	88
6.50%, 1/15/2024	36	37
6.50%, 1/15/2024	51	52
6.00%, 2/15/2024	90	91
6.00%, 2/15/2024	148	150
6.00%, 2/15/2024	66	67
6.00%, 3/15/2024	39	40
6.50%, 3/15/2024	35	36
6.50%, 4/15/2024	76	78
6.50%, 7/15/2024	235	242
7.50%, 8/15/2024	14	15
7.25%, 9/15/2025	82	86
6.50%, 10/15/2025	44	46
6.50%, 1/15/2026	41	42
7.00%, 1/15/2026	61	64
6.50%, 3/15/2026	83	86
7.00%, 5/15/2026	9	10
7.00%, 1/15/2027	71	75
7.00%, 3/15/2027	41	43
7.50%, 4/15/2027	6	6
7.50%, 5/15/2027	68	72
7.50%, 5/15/2027	16	17
7.50%, 6/15/2027	40	43
7.00%, 11/15/2027	154	162
7.00%, 12/15/2027	86	91
6.50%, 2/15/2028	38	39
7.00%, 4/15/2028	3	3
7.00%, 4/15/2028	110	116
8.00%, 12/15/2030	24	26
7.00%, 5/15/2031	43	45
6.50%, 7/15/2031	11	11
7.00%, 7/15/2031	11	12
7.00%, 7/15/2031	1	1
7.00%, 9/15/2031	13	14
6.50%, 10/15/2031	78	81
6.50%, 7/15/2032	104	107
6.00%, 8/15/2032	448	454
6.00%, 9/15/2032	382	387
6.00%, 2/15/2033	109	110
5.00%, 2/15/2034	1,162	1,129
6.00%, 1/20/2024	54	55
6.00%, 4/20/2024	95	96
6.50%, 4/20/2024	56	58
6.00%, 5/20/2024	99	101
6.00%, 5/20/2024	35	36
6.00%, 10/20/2024	59	59
6.00%, 9/20/2025	35	36
6.00%, 11/20/2025	42	42
6.50%, 7/20/2026	28	29
6.00%, 10/20/2028	60	60
6.50%, 10/20/2028	48	50
5.50%, 5/20/2035	1,464	1,448

		14,039

U.S. Treasury (15.38%)
4.13%, 8/15/2010 (h)	15,000	15,073
4.25%, 10/15/2010 (h)	9,750	9,828
4.63%, 7/3 1/2012 (h)	11,550	11,785
4.25%, 8/15/2014 (h)	3,000	2,993
4.13%, 5/15/2015 (h)	8,750	8,626
4.25%, 8/15/2015 (h)	1,700	1,687
6.88%, 8/15/2025 (h)	5,250	6,542
6.13%, 8/15/2029	500	590

		57,124

U.S. Treasury Inflation-Indexed Obligations (5.43%)
3.88%, 1/15/2009 (h)	8,875	9,110
3.00%, 7/15/2012 (h)	10,523	11,059

		20,169

U.S. Treasury Strip (3.18%)
0.00%, 11/15/2015 (e)(h)	4,000	2,795
0.00%, 5/15/2020 (e)(h)	13,800	7,557
0.00%, 11/15/2021 (e)(h)	2,900	1,464

		11,816

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$284,185

SHORT TERM INVESTMENTS (11.99%)
Commercial Paper (1.01%)
Paccar Financial
4.60%, 11/1/2007(b)	$3,000	$3,000
Sysco Corp
4.67%, 11/1/2007 (b)	750	750

		3,750

Money Market Funds (10.98%)
BNY Institutional Cash Reserve Fund (b)	40,783	40,783

TOTAL SHORT TERM INVESTMENTS		$4,533

See accompanying notes

232

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS (5.50%) Money Center Banks (5.50%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $10,508,000; 0%; dated 12/13/07-07/25/08)	$10,202	$10,202
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $10,508,000; 0% - 6.13%; dated 12/04/07-08/25/16)	10,202	10,202

		20,404

TOTAL REPURCHASE AGREEMENTS		$20,404

Total Investments		$578,044
Liabilities in Excess of Other Assets, Net — (55.63)%		(206,612)
TOTAL NET ASSETS — 100.00%

		$371,432

(a)	Variable Rate

(b)	Security was purchased with the cash proceeds from securities loans.

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $17,929 or 4.83% of net assets.

(d)	Security purchased on a when-issued basis.

(e)	Non-Income Producing Security

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $9,123 or 2.46% of net assets.

(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $510 or 0.14% of net assets.

(h)	Security or a portion of the security was on loan at the end of the period.

(i)	Security was purchased in a “to-be-announced” (“TBA”) transaction. See Notes to Financial Statements.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$3,171
Unrealized Depreciation	(5,246)

Net Unrealized Appreciation (Depreciation)	2,075
Cost for federal income tax purposes	580,119
All dollar amounts are shown in thousands (000’s)
Options/Swaptions

		Exercise	Expiration
Description	Contracts	Rate	Month	U.S $ Value

Written Put — OTC 10 Year Interest Rate Swap; pay floating rate based on 3-month LIBOR; with Lehman Brothers	57,000,000	5.78%	11/19/2007	$(4)

(Premiums received $108)				$(4)

All dollar amounts are shown in thousands (000’s)
Interest Rate Swap Agreements

		Unrealized
	Notional	Appreciation/
Description	Amount	(Depreciation)

Receive semi-annually a fixed rate of 4.855% and pay quarterly a floating rate based on 3-month LIBOR to Lehman Brothers. Expires September 2009.	$7,000	$30
Receive semi-annually a fixed rate of 4.96750% and pay quarterly a floating rate based on 3-month LIBOR to Lehman Brothers. Expires September 2012.	$5,000	31
Receive semi-annually a fixed rate of 5.6% and pay quarterly a floating rate based on 3-month LIBOR to Deutsche Bank. Expires June 2037.	$4,200	158
All dollar amounts are shown in thousands (000’s)
Total Return Swap Agreements

		Unrealized
	Notional	Appreciation/
Description	Amount	(Depreciation)

Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 10 basis points with Wachovia Bank. Expires October 2007.	$2,350	$(8)
All dollar amounts are shown in thousands (000’s)
See accompanying notes

233

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2007
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Sell:
U.S. 10 Year Note; December 2007	268	$29,669	$29,484	$185
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Mortgage Securities	94.36%
Government	28.32%
Financial	17.28%
Asset Backed Securities	15.47%
Consumer, Non-cyclical	0.20%
Liabilities in Excess of Other Assets, Net	(55.63%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	7.94%
Interest Rate Swaps	0.06%
Total Return Swaps	0.00%
Written Swaptions	0.00%
     See accompanying notes

234

Schedule of Investments
High Yield Fund II
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (5.89%)
Applications Software (0.21%)
Jingwei International Ltd (a)	400,000	$3,520

Auto — Medium & Heavy Duty Trucks (1.51%)
New Flyer Industries Inc (b)(c)	2,003,300	25,915

Building — Residential & Commercial (0.19%)
Desarrolladora Homex SAB de CV ADR (a) (d)	56,100	3,170

Cable TV (0.35%)
Frontiervision Operating PRT (a)(e)	7,250,000	—
Time Warner Cable Inc (a)	211,760	6,054

Casino Hotels (0.00%)
Aladdin Gaming Holdings LLC — warrants (a)(e)(f)	78,250	—

Food — Dairy Products (0.21%)
American Dairy Inc (a)(d)	161,200	3,542

Food — Miscellaneous/Diversified (1.09%)
B&G Foods Inc (d)	394,300	7,681
China Foods Ltd	4,800,000	3,673
FU JI Food and Catering Services	962,000	2,437
Zhongpin Inc (a)(d)	346,500	4,937

		18,728

Medical — Biomedical/Gene (0.34%)
American Oriental Bioengineering Inc (a)(d)	422,600	5,819

REITS — Healthcare (0.82%)
Omega Healthcare Investors Inc (d)	835,900	13,985

Satellite Telecommunications (0.05%)
ICO Global Communications Holdings Ltd (a) (d)	189,757	825

Special Purpose Entity (0.07%)
Adelphia Recovery Trust (a)(e)	2,437,336	512
Adelphia Recovery Trust (a)	5,641,292	423
Neoview Holdings Inc — Warrants (a)(e)(f)	120,000	336

		1,271

Therapeutics (0.01%)
Vion Pharmaceuticals Inc — Warrants (a)(e)	130,000	30
Vion Pharmaceuticals Inc (a)(d)	105,800	72

		102

Transport — Marine (0.38%)
Teekay LNG Partners LP (d)	197,000	6,560

Transport — Services (0.66%)
Student Transportation of America Inc (a)	968,000	11,262

TOTAL COMMON STOCKS		$100,753

CONVERTIBLE PREFERRED STOCKS (0.57%)
Reinsurance (0.57%)
Aspen Insurance Holdings Ltd	177,000	$9,781

TOTAL CONVERTIBLE PREFERRED STOCKS		$9,781

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (77.91%)
Advertising Services (0.00%)
RH Donnelley Inc
10.88%, 12/15/2012	$1	1

Agricultural Operations (1.01%)
Southern States Cooperative Inc
10.50%, 11/1/2010 (f)(g)	16,500	17,325

Applications Software (1.01%)
SS&C Technologies Inc
11.75%, 12/1/2013	16,000	17,240

Auto — Medium & Heavy Duty Trucks (0.72%)
New Flyer Industries Ltd
14.00%, 8/19/2020 (e)(g)	10,000	12,280

Auto/Truck Parts & Equipment — Original (1.43%)
Accuride Corp
8.50%, 2/1/2015 (d)	26,000	24,440

Beverages — Wine & Spirits (0.99%)
Beverages & More Inc
9.25%, 3/1/2012 (g)	16,500	16,995

Cable TV (0.07%)
Adelphia Communications Corp
0.00%, 6/15/2011 (a)	5,650	996
Frontiervision
0.00%, 9/15/2008 (a)(e)	9,250	277

		1,273

Casino Hotels (1.43%)
MGM Mirage
6.00%, 10/1/2009	24,500	24,439

Casino Services (1.12%)
OED Corp / DIAMOND JO LLC
8.75%, 4/15/2012 (d)	19,250	19,202

Commercial Services (1.89%)
ARAMARK Corp
8.50%, 2/1/2015 (d)	32,000	32,400

Computer Services (1.45%)
Ceridian Corp
11.25%, 11/15/2015 (g)(h)	25,000	24,750
See accompanying notes

235

Schedule of Investments
High Yield Fund II
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Containers — Metal & Glass (1.46%)
Crown Americas LLC / Crown Americas Capital Corp
7.75%, 11/15/2015	$9,500	$9,785
Crown Cork & Seal Co Inc
8.00%, 4/15/2023	5,500	5,390
7.38%, 12/15/2026 (d)	10,500	9,870

		25,045

Containers — Paper & Plastic (1.27%)
Graphic Packaging International Inc
8.50%, 8/15/2011	21,500	21,822

Cruise Lines (1.50%)
Royal Caribbean Cruises Ltd
8.75%, 2/2/2011	14,000	14,932
7.25%, 3/15/2018	11,000	10,750

		25,682

Dialysis Centers (1.92%)
DaVita Inc
6.63%, 3/15/2013	33,000	32,835

Electric — Generation (0.04%)
AES Corp/The
8.75%, 5/15/2013 (g)	615	650

Electric — Integrated (5.61%)
CILCORP Inc
9.38%, 10/15/2029	3,000	3,507
Commonwealth Edison Co
6.15%, 3/15/2012	17,500	18,029
6.95%, 7/15/2018	10,000	10,500
Duquesne Light Holdings Inc
5.50%, 8/15/2015	20,000	19,004
Mirant Americas Generation LLC
8.50%, 10/1/2021	30,500	29,966
Sierra Pacific Resources
6.75%, 8/15/2017	15,500	14,994

		96,000

Electronics — Military (1.87%)
L-3 Communications Corp
5.88%, 1/15/2015	19,000	18,525
6.38%, 10/15/2015	13,500	13,500

		32,025

Finance — Leasing Company (0.11%)
DVI Inc
0.00%, 2/1/2004 (a)(e)(f)	6,850	822
9.88%, 2/1/2004 (a)(e)(f)	8,575	1,029

		1,851

Food — Miscellaneous/Diversified (0.52%)
B&G Foods Inc
8.00%, 10/1/2011	9,000	8,910

Independent Power Producer (0.61%)
Reliant Energy Inc
6.75%, 12/15/2014	10,250	10,429

Medical — Drugs (1.36%)
Elan Finance PLC/Elan Finance Corp
7.75%, 11/15/2011	16,000	15,800
8.88%, 12/1/2013	7,500	7,519

		23,319

Medical — HMO (0.48%)
Multiplan Inc
10.38%, 4/15/2016 (g)	8,000	8,180

Medical — Hospitals (5.32%)
HCA Inc/DE
6.50%, 2/15/2016 (d)	10,000	8,537
9.25%, 11/15/2016 (g)	8,000	8,420
7.50%, 11/6/2033 (d)	16,000	13,360
IASIS Healthcare LLC / IASIS Capital Co
8.75%, 6/15/2014	29,750	30,048
Tenet Healthcare Corp
9.25%, 2/1/2015 (d)(i)	35,000	30,800

		91,165

MRI — Medical Diagnostic Imaging (1.76%)
Alliance Imaging Inc
7.25%, 12/15/2012 (d)	31,500	30,082

Non-Hazardous Waste Disposal (1.92%)
Allied Waste North America Inc
7.88%, 4/15/2013	14,000	14,420
6.88%, 6/1/2017	18,500	18,500

		32,920

Oil Company — Exploration & Production (1.91%)
Chesapeake Energy Corp
6.88%, 1/15/2016	14,000	13,930
6.50%, 8/15/2017	19,500	18,817

		32,747

Oil Refining & Marketing (1.91%)
Tesoro Corp
6.63%, 11/1/2015	33,000	32,753

Pharmacy Services (0.73%)
Omnicare Inc
6.88%, 12/15/2015	13,000	12,480

Physical Therapy & Rehabilitation Centers (2.00%)
Healthsouth Corp
10.75%, 6/15/2016 (d)	32,500	34,287

Pipelines (3.67%)
Dynegy Holdings Inc
8.38%, 5/1/2016	32,000	32,080
See accompanying notes

236

Schedule of Investments
High Yield Fund II
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Pipelines (continued)
El Paso Natural Gas Co
8.38%, 6/15/2032	$12,500	$14,571
Energy Maintenance Services Group LLC
11.50%, 3/1/2014 (e)(f)	7,667	7,629
Energy Maintenance Services Group LLC - Rights
0.00%, 3/1/2014 (a)(e)(f)	2	—
Southern Natural Gas Co
8.00%, 3/1/2032	7,500	8,554

		62,834

Publishing — Periodicals (2.06%)
Nielsen Finance LLC/Nielsen Finance Co
10.00%, 8/1/2014	33,500	35,259

Radio (1.51%)
Sirius Satellite Radio Inc
9.63%, 8/1/2013	26,000	25,838

REITS — Healthcare (0.59%)
Omega Healthcare Investors Inc
7.00%, 4/1/2014	10,000	10,075

Rental — Auto & Equipment (0.04%)
United Rentals North America Inc
6.50%, 2/15/2012 (d)	615	637

Retail — Automobile (0.38%)
Asbury Automotive Group Inc
8.00%, 3/15/2014	6,750	6,581

Retail — Regional Department Store (1.84%)
Neiman-Marcus Group Inc
10.38%, 10/15/2015 (d)	29,000	31,537

Retail — Sporting Goods (1.07%)
Remington Arms Co Inc
10.50%, 2/1/2011 (d)	18,500	18,408

Retail — Video Rental (1.97%)
Blockbuster Inc
9.00%, 9/1/2012 (d)(i)	37,500	33,750

Sovereign (3.10%)
Brazilian Government International Bond
12.50%, 1/5/2016	28,900	18,928
Federative Republic of Brazil
12.50%, 115/2022	10,000	6,717
Mexican Bonos
8.00%, 12/19/2013	288,474	27,407

		53,052

Sovereign Agency (2.63%)
Freddie Mac
4.63%, 10/25/2012 (d)	45,000	44,947

Special Purpose Entity (11.90%)
CCM Merger Inc
8.00%, 8/1/2013 (d)(g)	24,000	23,040
CDX North America High Yield
7.63%, 6/29/2012 (d)(g)	82,000	79,540
8.75%, 12/29/2012 (d)(g)(h)	35,000	34,737
ISA Capital do Brasil SA
8.80%, 1/30/2017 (g)	14,500	15,080
TRAINS HY-1-2006
7.14%, 5/1/2016 (a)(d)(g)	47,970	47,142
UCI Holdco Inc
12.69%, 12/15/2013 (d)(g)(i)	4,375	4,288

		203,827

Telecommunication Services (1.12%)
Qwest Corp
8.88%, 3/15/2012 (i)	17,500	19,162

Transactional Software (0.85%)
Open Solutions Inc
9.75%, 2/11/2015 (g)	15,000	14,475

Transport — Marine (1.23%)
Britannia Bulk PLC
11.00%, 12/1/2011	20,000	21,000

Transport — Services (0.53%)
Trailer Bridge Inc
9.25%, 11/15/2011	9,000	9,068

TOTAL BONDS		$1,333,977

SENIOR FLOATING RATE INTERESTS (1.96%)
Commercial Services (1.44%)
Quintiles International; Term Loan B
0.00%, 3/31/2013 (i)(j)	24,985	24,579

Medical — HMO (0.52%)
Multiplan Inc; Term Loan B
0.00%, 4/12/2013 (i)(j)	5,944	5,795
Multiplan Inc; Term Loan C
0.00%, 4/12/2013 (i)(j)	3,175	3,108

		8,903

TOTAL SENIOR FLOATING RATE INTERESTS		$33,482

CONVERTIBLE BONDS (5.73%)
Agricultural Chemicals (0.35%)
Sinofert Holdings Ltd
0.00%, 8/7/2011 (a)	24,000	5,900

Food — Miscellaneous/Diversified (0.43%)
FU JI Food and Catering
0.00%, 11/ 9/2009 (a)	46,500	7,342
See accompanying notes

237

Schedule of Investments
High Yield Fund II
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

CONVERTIBLE BONDS (continued)
Oil — Field Services (0.46%)
Hanover Compressor Co
4.75%, 3/15/2008	$7,950	$7,851

Pharmacy Services (1.01%)
Omnicare Inc
6.13%, 6/1/2013	12,350	11,609
3.25%, 12/15/2035	7,000	5,731

		17,340

Retail — Regional Department Store (0.46%)
Golden Eagle Retail Group Ltd
0.00%, 10/23/2011 (a)	48,000	7,954

Semiconductor Component — Integrated Circuits (0.63%)
Jazz Technologies Inc
8.00%, 12/31/2011 (g)	12,000	10,800

Therapeutics (2.39%)
Cell Therapeutics Inc
4.00%, 7/1/2010	5,000	3,025
CV Therapeutics Inc
3.25%, 8/16/2013 (d)	21,000	17,378
2.00%, 5/16/2023 (d)	19,500	17,184
Vion Pharmaceuticals Inc
7.75%, 2/15/2012 (g)	2,500	1,844
Vion Pharmaceuticals Inc
7.75%, 2/15/2012 (e)	2,000	1,540

		40,971

TOTAL CONVERTIBLE BONDS		$98,158

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (2.60%)
Federal Home Loan Mortgage Corporation (FHLMC) (2.00%)
5.00%, 6/1/2037	35,686	34,252
U.S. Treasury (0.60%)
4.88%, 6/30/2012 (d)	10,000	10,309

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$44,561

SHORT TERM INVESTMENTS (20.85%)
Money Market Funds (20.85%)
BNY Institutional Cash Reserve Fund (k)	$357,017	$357,017

TOTAL SHORT TERM INVESTMENTS		$357,017

REPURCHASE AGREEMENTS (5.84%)
Money Center Banks (5.84%)

Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $51,454,000; 0%; dated 12/13/07-07/25/08)	$49,956	$49,956

Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $51,454,000; 0% - 6.13%; dated 12/04/07-08/25/16)	$49,955	$49,955

		99,911

TOTAL REPURCHASE AGREEMENTS		$99,911

Total Investments		$2,077,640

Liabilities in Excess of Other Assets, Net — (21.35)%		(365,497)

TOTAL NET ASSETS — 100.00%		$1,712,143

(a)	Non-Income Producing Security

(b)	Affiliated Security as defined by the Investment Company Act of 1940 (the Fund controls 5.0% or more of the outstanding voting shares of the security).

(c)	Affiliated Security

(d)	Security or a portion of the security was on loan at the end of the period.

(e)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $24,455 or 1.43% of net assets.

(f)	Security is Illiquid

(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $319,546 or 18.66% of net assets.

(h)	Security purchased on a when-issued basis.

(i)	Variable Rate

(j)	This Senior Floating Rate Note will settle after October 31, 2007, at which time the interest rate will be determined,

(k)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$60,911
Unrealized Depreciation	(39,922)

Net Unrealized Appreciation (Depreciation)	20,989
Cost for federal income tax purposes	2,056,651
All dollar amounts are shown in thousands (000’s)
See accompanying notes

238

Schedule of Investments
High Yield Fund II
October 31, 2007
Credit Default Swap Agreements

		Unrealized
	Notional	Appreciation/
Description	Amount	(Depreciation)

Buy protection for CDX NA HY 9 Index and pay quarterly 3.75% to UBS-AG. Expires December 2012.	$45,000	$(509)
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	40.75%
Consumer, Non-cyclical	25.46%
Consumer, Cyclical	13.63%
Industrial	9.33%
Energy	7.95%
Government	6.33%
Utilities	6.25%
Communications	5.16%
Technology	4.14%
Mortgage Securities	2.00%
Basic Materials	0.35%
Liabilities in Excess of Other Assets, Net	(21.35%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Credit Default Swaps	0.03%
See accompanying notes

239

Schedule of Investments
High Yield Fund II
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases		Sales		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
New Flyer Industries Inc	1,101,400	$8,544	901,900	$7,196	—	$1	2,003,300	$15,739

		$8,544		$7,196		$1		$15,739

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
New Flyer Industries Inc	$803	$—	$—

	$803	$—	$—

See accompanying notes

240

Schedule of Investments
Income Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (0.20%)
Cable TV (0.19%)
Frontiervision Operating PRT (a)(b)	2,000,000	$—
Time Warner Cable Inc (a)	80,164	2,292

Special Purpose Entity (0.01%)
Adelphia Recovery Trust (a)(b)	658,740	138

TOTAL COMMON STOCKS		$2,430

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (61.35%)
Aerospace & Defense (0.30%)
Lockheed Martin Corp
7.75%, 5/1/2026	$3,000	3,614

Cable TV (2.67%)
Comcast Cable Communications LLC
6.20%, 11/15/2008	550	555
7.13%, 6/15/2013	7,000	7,522
Comcast Cable Holdings LLC
7.88%, 8/1/2013	2,000	2,200
Comcast Corp
6.95%, 8/15/2037	3,000	3,210
COX Communications Inc
6.75%, 3/15/2011	8,000	8,356
6.45%, 12/1/2036 (c)	4,000	3,963
Frontiervision
0.00%, 9/15/2008 (a)(b)	2,500	75
Time Warner Cable Inc
6.55%, 5/1/2037 (c)	6,000	6,049

		31,930

Casino Hotels (0.95%)
Caesars Entertainment Inc
7.50%, 9/11/2009	1,500	1,549
Harrah’s Operating Co Inc
6.50%, 6/1/2016	6,000	4,755
Mandalay Resort Group
7.00%, 11/15/2036	5,000	5,037

		11,341

Casino Services (1.00%)
OED Corp / DIAMOND JO LLC
8.75%, 4/15/2012	12,000	11,970

Cellular Telecommunications (0.71%)
Vodafone Group PLC
7.75%, 2/15/2010	8,000	8,460

Commercial Banks (0.93%)
US Bank NA/Cincinnati OH
6.38%, 8/1/2011	5,000	5,210
4.95%, 10/30/2014	6,000	5,910

		11,120

Containers — Paper & Plastic (0.32%)
Sealed Air Corp
5.63%, 7/15/2013 (c)	4,000	3,866

Cruise Lines (1.02%)
Royal Caribbean Cruises Ltd
8.75%, 2/2/2011	4,000	4,266
6.88%, 12/11/2013 (d)	6,000	5,945
7.25%, 3/15/2018	2,000	1,955

		12,166

Electric — Integrated (11.88%)
Arizona Public Service Co
6.50%, 3/1/2012	5,000	5,187
Dominion Resources Inc/VA
5.00%, 3/15/2013	10,000	9,721
Exelon Generation Co LLC
6.20%, 10/1/2017	9,000	9,033
Florida Power Corp
5.90%, 3/1/2033	8,000	7,918
6.35%, 9/15/2037	2,000	2,100
Illinois Power Co
7.50%, 6/15/2009	9,000	9,249
Metropolitan Edison Co
4.95%, 3/15/2013	7,000	6,754
Mirant Americas Generation LLC
8.50%, 10/1/2021	15,000	14,737
Nisource Finance Corp
6.15%, 3/1/2013	5,000	5,154
5.40%, 7/15/2014	5,000	4,892
5.25%, 9/15/2017	2,000	1,873
Ohio Edison Co
5.45%, 5/1/2015	5,000	4,889
Ohio Power Co
5.50%, 2/15/2013	5,000	4,984
Oncor Electric Delivery Co
7.00%, 911/2022	11,000	11,573
Pacific Gas & Electric Co
4.20%, 3/1/2011	10,250	9,973
6.05%, 3/1/2034	2,000	1,992
Pacificorp
4.95%, 8/15/2014	7,500	7,261
5.25%, 6/15/2035	5,000	4,480
PPL Energy Supply LLC
6.40%, 11/1/2011	5,000	5,175
Public Service Co of New Mexico
4.40%, 9/15/2008	2,000	1,986
Southwestern Electric Power Co
5.38%, 4/15/2015	6,500	6,346
Texas-New Mexico Power Co
6.25%, 1/15/2009	6,845	6,915

		142,192

See accompanying notes

241

Schedule of Investments
Income Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Electronics — Military (0.10%)
Loral Corp
7.63%, 6/15/2025	$1,000	$1,160

Finance — Commercial (0.69%)
CIT Group Inc
5.00%, 2/1/2015	2,000	1,821
5.40%, 1/30/2016	7,000	6,410

		8,231

Finance — Consumer Loans (0.54%)
American General Finance Corp
4.63%, 5/15/2009	6,500	6,440

Finance — Credit Card (0.63%)
FIA Card Services NA
7.13%, 11/15/2012	5,000	5,375
MBNA Corp
7.50%, 3/15/2012	2,000	2,168

		7,543

Finance — Investment Banker & Broker (6.04%)
Citigroup Inc
5.85%, 8/2/2016 (d)	12,000	12,118
Goldman Sachs Group Inc/The
6.60%, 1/15/2012	10,000	10,477
5.35%, 1/15/2016	2,000	1,947
Jefferies Group Inc
7.75%, 3/15/2012	7,500	8,058
6.25%, 1/15/2036	5,000	4,552
JPMorgan Chase & Co
5.13%, 9/15/2014	12,000	11,706
Merrill Lynch & Co Inc
6.00%, 2/17/2009	5,000	5,005
5.00%, 1/15/2015	3,000	2,830
6.50%, 7/15/2018	2,000	2,018
6.75%, 6/1/2028	2,000	1,935
Morgan Stanley
4.75%, 4/1/2014	5,000	4,736
6.25%, 8/9/2026	7,000	6,899

		72,281

Finance — Leasing Company (0.09%)
DVI Inc
0.00%, 2/1/2004 (a)(b)(e)	400	48
9.88%, 2/1/2004 (a)(b)(e)	8,125	975

		1,023

Finance — Other Services (0.85%)
SB Treasury Co LLC
9.40%, 12/29/2049 (c)(f)	10,000	10,205

Food — Miscellaneous/Diversified (0.90%)
Corn Products International Inc
8.45%, 8/15/2009	10,200	10,787

Food — Retail (0.85%)
Fred Meyer Inc
7.45%, 3/1/2008	5,000	5,035
Safeway Inc
7.50%, 9/15/2009	5,000	5,203

		10,238

Forestry (0.13%)
Weyerhaeuser Co
7.38%, 3/15/2032	1,500	1,510

Gas — Distribution (0.76%)
Sempra Energy
6.00%, 2/1/2013	9,000	9,156

Investment Management & Advisory Services (0.25%)
Legg Mason Inc
6.75%, 7/2/2008	3,000	3,024

Medical — Drugs (0.52%)
Elan Finance PLC/Elan Finance Corp
7.75%, 11/15/2011	6,250	6,172
Medical — Hospitals (1.52%)
HCA Inc/DE
9.25%, 11/15/2016 (c)	6,000	6,315
7.50%, 11/6/2033	1,700	1,420
Tenet Healthcare Corp
6.38%, 12/1/2011 (d)	12,000	10,500

		18,235

Medical — Wholesale Drug Distribution (0.87%)
Cardinal Health Inc
6.75%, 2/15/2011	10,000	10,457

Metal — Diversified (1.01%)
Xstrata Canada Corp
6.00%, 10/15/2015	12,000	12,083

Multi-Line Insurance (0.51%)
Farmers Insurance Exchange
6.00%, 8/1/2014 (c)	6,000	6,117
Multimedia (1.21%)
Historic TW Inc
9.15%, 2/1/2023	5,260	6,502
News America Inc
6.40%, 12/15/2035	8,000	7,948

		14,450

Non-Hazardous Waste Disposal (1.45%)
Allied Waste North America Inc
7.88%, 4/15/2013	1,000	1,030
7.25%, 3/15/2015 (d)	9,000	9,068
Waste Management Inc
6.88%, 5/15/2009	3,450	3,559
See accompanying notes

242

Schedule of Investments
Income Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Non-Hazardous Waste Disposal (continued)
Waste Management Inc (continued)
7.38%, 8/1/2010	$3,500	$3,704

		17,361

Oil Company — Exploration & Production (0.95%)
OPTI Canada Inc
7.88%, 12/15/2014 (c)(d)	6,000	5,955
XTO Energy Inc 6.75%, 8/1/2037	5,000	5,363

		11,318

Oil Company — Integrated (1.14%)
Petro-Canada
4.00%, 7/15/2013	3,000	2,789
9.25%, 10/15/2021	8,500	10,815

		13,604

Oil Refining & Marketing (1.51%)
Enterprise Products Operating LP
6.38%, 2/1/2013	6,000	6,181
Tesoro Corp
6.25%, 11/1/2012	12,000	11,910

		18,091

Physical Therapy & Rehabilitation Centers (0.75%)
Healthsouth Corp
10.75%, 6/15/2016 (d)	8,500	8,968

Pipelines (2.53%)
El Paso Natural Gas Co
7.50%, 11/15/2026	10,000	10,621
Energy Maintenance Services Group LLC
11.50%, 3/1/2014 (b)(e)	7,667	7,629
Energy Maintenance Services Group LLC -
Rights
0.00%, 3/1/2014 (b)(e)	48	1
Express Pipeline LP
7.39%, 12/31/2017 (c)	4,734	5,129
Southern Natural Gas Co
8.00%, 3/1/2032	4,000	4,562
Tennessee Gas Pipeline Co
8.38%, 6/15/2032	2,000	2,331

		30,273

Publishing — Books (0.89%)
Reed Elsevier Capital Inc
6.75%, 8/1/2011	10,000	10,598

Regional Banks (1.47%)
Bank of America Corp
5.42%, 3/15/2017	5,000	4,856
6.80%, 3/15/2028	670	709
Bank One Corp
10.00%, 8/15/2010	400	449
FleetBoston Financial Corp
6.88%, 1/15/2028	995	1,079
Wells Fargo & Co
4.63%, 4/15/2014	11,000	10,531

		17,624

Reinsurance (0.21%)
Aspen Insurance Holdings Ltd
6.00%, 8/15/2014	2,500	2,459
REITS — Diversified (0.25%)
Franchise Finance Corp of America
7.07%, 1/15/2008	3,000	3,011

REITS — Healthcare (3.23%)
HCP Inc
6.45%, 6/25/2012	3,000	3,082
6.00%, 3/1/2015	1,750	1,714
7.07%, 6/8/2015	2,250	2,286
Health Care REIT Inc
6.00%, 11/15/2013	8,000	7,928
6.20%, 6/1/2016	3,000	2,893
Healthcare Realty Trust Inc
8.13%, 5/1/2011	7,500	8,058
5.13%, 4/1/2014	1,000	929
Nationwide Health Properties Inc
6.00%, 5/20/2015	12,000	11,723

		38,613

REITS — Office Property (0.83%)
Arden Realty LP
5.20%, 9/1/2011	3,000	3,035
5.25%, 3/1/2015	7,000	6,953

		9,988

REITS — Shopping Centers (0.82%)
Developers Diversified Realty Corp
4.63%, 8/1/2010	10,000	9,850

REITS — Storage (0.74%)
Shurgard Storage Centers LLC
5.88%, 3/15/2013	9,000	8,896

Retail — Regional Department Store (0.54%)
Neiman-Marcus Group Inc
10.38%, 10/15/2015 (d)	6,000	6,525

Special Purpose Entity (1.85%)
CCM Merger Inc
8.00%, 8/1/2013 (c)(d)	11,000	10,560
CDX North America High Yield
7.63%, 6/29/2012 (c)(d)	12,000	11,640

		22,200

Telecommunication Equipment — Fiber Optics (1.01%)
Corning Inc
5.90%, 3/15/2014	12,000	12,140
See accompanying notes

243

Schedule of Investments
Income Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Telecommunication Services (1.55%)
Qwest Corp
8.88%, 3/15/2012 (f)	$8,000	$8,760
TELUS Corp
8.00%, 6/1/2011	9,000	9,762

		18,522

Telephone — Integrated (0.45%)
Deutsche Telekom International Finance
8.00%, 6/15/2010 (f)	5,000	5,361

Toys (0.09%)
Mattel Inc
7.30%, 6/13/2011	1,000	1,065
Transport — Rail (0.83%)
Norfolk Southern Corp
6.20%, 4/15/2009	5,000	5,073
Union Pacific Corp
3.88%, 2/15/2009	5,000	4,922

		9,995

Transport — Services (1.01%)
Trailer Bridge Inc
9.25%, 11/15/2011	12,000	12,090

TOTAL BONDS		$734,323

CONVERTIBLE BONDS (1.33%)
Containers — Paper & Plastic (0.59%)
Sealed Air Corp
3.00%, 6/30/2033 (c)(f)	7,250	7,024

Oil — Field Services (0.12%)
Hanover Compressor Co
4.75%, 3/15/2008	1,500	1,481

Pharmacy Services (0.62%)
Omnicare Inc
6.13%, 6/1/2013	3,500	3,290
3.25%, 12/15/2035	5,000	4,094

		7,384

TOTAL CONVERTIBLE BONDS		$15,889

U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (34.03%)
Federal Home Loan Mortgage Corporation
(FHLMC) (14.66%)
5.50%, 11/1/2017	4,436	4,458
5.50%, 1/1/2018	1,657	1,666
5.00%, 4/1/2018	8,326	8,237
5.00%, 9/1/2019	11,862	11,713
6.50%, 1/1/2029	432	446
6.50%, 5/1/2029	484	500
6.50%, 6/1/2029	389	402
6.50%, 6/1/2029	1,212	1,251
6.50%, 8/1/2029	507	523
6.00%, 3/1/2031	401	405
5.50%, 5/1/2031	1,988	1,963
7.00%, 1/1/2032	684	714
6.00%, 5/1/2032	2,210	2,234
5.00%, 5/1/2033	14,795	14,239
4.50%, 8/1/2033	10,999	10,265
4.50%, 8/1/2033	9,777	9,124
4.50%, 8/1/2033	15,545	14,508
5.50%, 6/1/2035	18,911	18,638
5.00%, 11/1/2035	17,153	16,479
5.50%, 1/1/2036	21,296	20,989
5.00%, 2/1/2036	19,591	18,822
5.50%, 4/1/2036	18,098	17,818

		175,394

Federal National Mortgage Association (FNMA) (7.52%)
7.63%, 2/1/2010	8,000	8,351
7.45%, 6/1/2016	181	185
5.00%, 1/1/2018	4,565	4,509
4.00%, 9/1/2018	13,811	13,107
4.00%, 9/1/2018	6,348	6,025
4.00%, 10/1/2018	9,901	9,396
6.50%, 9/1/2028	155	160
6.50%, 11/1/2028	162	167
7.00%, 1/1/2030	34	35
6.50%, 5/1/2031	487	502
6.00%, 4/1/2032	1,305	1,320
6.50%, 4/1/2032	1,551	1,597
6.50%, 5/1/2032	1,429	1,471
5.00%, 10/1/2032	3,897	3,758
5.50%, 3/1/2033	5,465	5,401
5.50%, 6/1/2033	16,758	16,570
5.50%, 2/1/2035	17,718	17,478

		90,032

Government National Mortgage Association
(GNMA) (0.27%)
7.00%, 6/20/2031	328	345
6.00%, 5/20/2032 (f)	2,834	2,869

		3,214

U.S. Treasury (11.58%)
4.25%, 8/15/2014 (d)	23,000	22,950
5.13%, 5/15/2016 (d)	18,000	18,891
4.50%, 5/15/2017 (d)	30,000	30,087
5.38%, 2/15/2031	14,000	15,168
4.50%, 2/15/2036 (d)	32,000	30,720
See accompanying notes

244

Schedule of Investments
Income Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (continued)
U.S. Treasury (continued)
5.00%, 5/15/2037 (d)	$20,000	$20,795

		138,611

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$407,251

SHORT TERM INVESTMENTS (14.86%)
Money Market Funds (14.86%)
BNY Institutional Cash Reserve Fund (g)	$177,847	$177,847

TOTAL SHORT TERM INVESTMENTS		$177,847

REPURCHASE AGREEMENTS (1.86%)
Money Center Banks (1.86%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $11,467,000; 0%; dated 12/13/07-07/25/08)	$11,133	$11,133
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $11,467,000; 0% - 6.13%; dated 12/04/07-08/25/16)	11,133	11,133

		22,266

TOTAL REPURCHASE AGREEMENTS		$22,266

Total Investments		$1,360,006
Liabilities in Excess of Other Assets, Net — (13.63)%		(163,162)

TOTAL NET ASSETS — 100.00%		$1,196,844

(a)	Non-Income Producing Security

(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $8,866 or 0.74% of net assets.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $76,823 or 6.42% of net assets.

(d)	Security or a portion of the security was on loan at the end of the period.

(e)	Security is Illiquid

(f)	Variable Rate

(g)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$18,681
Unrealized Depreciation	(34,771)

Net Unrealized Appreciation (Depreciation)	(16,090)
Cost for federal income tax purposes	1,376,096
All dollar amounts are shown in thousands (000 ’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	36.67%
Mortgage Securities	22.44%
Utilities	12.64%
Government	11.58%
Communications	8.67%
Energy	6.25%
Consumer, Non-cyclical	6.04%
Industrial	4.60%
Consumer, Cyclical	3.60%
Basic Materials	1.14%
Liabilities in Excess of Other Assets, Net	(13.63%)

TOTAL NET ASSETS	100.00%

See accompanying notes

245

Schedule of Investments
Inflation Protection Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (80.94%)
Appliances (0.11%)
Whirlpool Corp
6.19%, 6/15/2009 (a)	$500	$501

Asset Backed Securities (12.33%)
Ameriquest Mortgage Securities Inc
5.18%, 4/25/2034 (a)(b)	380	368
Argent Securities Inc
4.99%, 4/25/2036 (a)(b)	1,000	989
5.02%, 7/25/2036 (a)(b)	3,000	2,863
Carrington Mortgage Loan Trust
5.10%, 12/25/2035 (a)(b)	367	366
5.15%, 12/25/2035 (a)	250	248
Citigroup Mortgage Loan Trust Inc
5.02%, 3/25/2037 (a)(b)	2,000	1,911
5.65%, 7/25/2037 (a)(c)	575	575
CNH Equipment Trust
5.32%, 2/15/2011 (a)	1,412	1,413
Countrywide Asset-Backed Certificates
6.00%, 12/25/2032 (a)	106	102
5.07%, 7/25/2035 (a)	47	46
5.24%, 2/25/2036 (a)	442	440
5.12%, 3/25/2036 (a)(b)	2,000	1,954
5.12%, 4/25/2036 (a)(b)	6,300	6,149
5.14%, 5/25/2036 (a)(b)	157	157
5.03%, 2/25/2037 (a)	4,000	3,875
5.37%, 2/25/2037 (a)	3,000	1,782
5.04%, 6/25/2037 (a)	2,000	1,847
5.00%, 11/25/2037 (a)(b)	2,670	2,580
Countrywide Home Equity Loan Trust
5.33%, 2/15/2036 (a)	500	497
First Franklin Mortgage Loan Asset Backed Certificates
5.11%, 11/25/2035 (a)(b)	1,500	1,462
First Horizon Asset Back Trust
5.00%, 10/25/2026 (a)(b)	805	756
First-Citizens Home Equity Loan LLC
5.30%, 9/15/2022 (a)(d)	971	951
Ford Credit Floorplan Master Owner Trust
5.54%, 6/15/2011 (a)	500	495
GMAC Mortgage Corp Loan Trust
5.08%, 11/25/2036 (a)(b)	1,486	1,440
Indymac Residential Asset Backed Trust
5.06%, 4/25/2037 (a)(b)	4,300	4,153
JP Morgan Mortgage Acquisition Corp
5.00%, 11/25/2036 (a)(b)	3,000	2,785
5.02%, 3/25/2037 (a)(b)	2,135	2,031
5.03%, 5/1/2037 (a)	3,000	2,761
Long Beach Mortgage Loan Trust
5.40%, 6/25/2034 (a)	225	213
5.02%, 7/25/2036 (a)	3,000	2,849
5.04%, 12/25/2036 (a)	2,200	2,028
Merrill Lynch Mortgage Investors Inc
5.10%, 2/25/2037 (a)	2,000	1,841
Morgan Stanley ABS Capital I
5.05%, 2/25/2036 (a)	1,700	1,637
SACO I Inc
5.01%, 9/25/2036 (a)(b)	1,000	905
Swift Master Auto Receivables Trust
5.19%, 6/15/2012 (a)	1,400	1,382
Volkswagen Credit Auto Master Trust
5.56%, 7/20/2010 (b)	1,800	1,797
Wells Fargo Home Equity Trust
4.97%, 3/25/2037 (a)	986	977

		58,625

Auto — Car & Light Trucks (0.84%)
Daimler Finance North America LLC
6.05%, 3/13/2009 (a)	2,500	2,497
6.13%, 3/13/2009 (a)(b)	1,500	1,500

		3,997

Automobile Sequential (3.47%)
AmeriCredit Automobile Receivables Trust
5.82%, 4/6/2012 (a)	900	894
Americredit Prime Automobile Receivable Trust
5.42%, 2/8/2009 (a)(c)	900	907
Capital Auto Receivables Asset Trust
5.24%, 11/15/2008 (a)	509	509
5.12%, 10/15/2009 (a)	2,000	1,997
5.32%, 3/15/2010 (a)	3,000	2,994
Capital One Auto Finance Trust
5.10%, 7/15/2011 (a)	1,300	1,297
5.13%, 10/15/2012 (a)	4,700	4,643
Ford Credit Auto Owner Trust
5.30%, 6/15/2012	300	299
Hyundai Auto Receivables Trust
5.49%, 1/17/2012 (a)	1,800	1,801
WFS Financial Owner Trust
3.93%, 2/17/2012	1,174	1,167

		16,508

Beverages — Wine & Spirits (0.33%)
Diageo Finance BV
5.32%, 3/30/2009 (a)	1,585	1,588
Brewery (0.26%)
SABMiller PLC
5.53%, 7/ 1/2009 (a)(b)(d)	1,250	1,255
Broadcasting Services & Programming (0.10%)
Clear Channel Communications Inc
4.63%, 1/15/2008	500	497
See accompanying notes

246

Schedule of Investments
Inflation Protection Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Building Products — Cement & Aggregate (0.59%)
Martin Marietta Materials Inc
5.13%, 4/30/2010 (a)	$2,850	$2,818

Building Products — Wood (0.60%)
Masco Corp
6.00%, 3/12/2010 (a)	2,665	2,618
Norbord Inc
8.13%, 3/20/2008	250	252

		2,870

Cable TV (0.78%)
Comcast Corp
5.54%, 7/14/2009 (a)(b)	1,000	996
COX Communications Inc
6.25%, 12/14/2007 (a)(b)	1,280	1,281
CSC Holdings Inc
7.88%, 12/15/2007	500	501
DirecTV Holdings LLC/DirecTV Financing Co
8.38%, 3/15/2013	900	940

		3,718

Cellular Telecommunications (0.69%)
America Movil SAB de CV
5.30%, 6/27/2008 (a)(b)(d)	750	749
US Unwired Inc
10.00%, 6/15/2012	500	535
Vodafone Group PLC
5.78%, 2/27/2012 (a)(b)	2,000	1,984

		3,268

Chemicals — Diversified (0.02%)
Equistar Chemicals LP/Equistar Funding Corp
10.63%, 5/1/2011	100	104

Commercial Banks (0.73%)
Colonial Bank NA/Montgomery AL
8.00%, 3/15/2009	400	415
HSBC America Capital Trust I
7.81%, 12/15/2026 (d)	100	104
ICICI Bank Ltd
5.79%, 1/12/2010 (a)(d)	500	494
M&I Marshall & Ilsley Bank
5.63%, 12/4/2012	2,000	1,946
VTB Capital SA
5.96%, 8/1/2008 (a)(d)	500	495

		3,454

Computer Services (0.10%)
Unisys Corp
7.88%, 4/1/2008	500	498

Computers — Memory Devices (0.42%)
Seagate Technology HDD Holdings
6.07%, 10/1/2009 (a)	2,000	1,980
Consumer Products — Miscellaneous (0.26%)
Clorox Co
5.83%, 12/14/2007 (a)(b)	1,250	1,251

Containers — Metal & Glass (0.22%)
Owens Brockway Glass Container Inc
8.75%, 11/15/2012	1,000	1,044

Credit Card Asset Backed Securities (1.24%)
American Express Credit Account Master Trust
5.32%, 8/15/2011 (a)(d)	1,950	1,932
5.34%, 9/15/2011 (a)	1,500	1,498
5.37%, 3/15/2012 (a)	500	497
5.20%, 9/15/2014 (a)(b)	1,000	979
GE Capital Credit Card Master Note Trust
5.27%, 3/15/2015 (a)	1,000	992

		5,898

Diversified Financial Services (0.63%)
General Electric Capital Corp
5.37%, 4/10/2012 (a)(b)	3,000	2,992

Diversified Operations (0.38%)
Capmark Financial Group Inc
6.03%, 5/10/2010 (a)(d)	2,000	1,821

Drug Delivery Systems (0.83%)
Hospira Inc
5.68%, 3/30/2010 (a)	4,000	3,969

Electric — Integrated (1.21%)
Commonwealth Edison Co
3.70%, 2/1/2008	1,000	996
Entergy Gulf States Inc
5.98%, 12/1/2009 (a)	200	199
Ipalco Enterprises Inc
8.38%, 11/14/2008 (a)	175	178
Ohio Power Co
5.42%, 4/5/2010 (a)	1,535	1,521
Pepco Holdings Inc
6.25%, 6/1/2010 (a)	1,150	1,146
PSEG Energy Holdings LLC
8.63%, 2/15/2008	850	855
TECO Energy Inc
7.36%, 5/1/2010 (a)	850	854

		5,749

Electronic Components — Miscellaneous (0.21%)
Jabil Circuit Inc
5.88%, 7/15/2010	500	505
Sanmina-SCI Corp
8.44%, 6/15/2010 (a)(d)	500	500

		1,005

See accompanying notes

247

Schedule of Investments
Inflation Protection Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Electronic Components — Semiconductors (0.18%)
National Semiconductor Corp
5.94%, 6/15/2010 (a)	$850	$846

Finance — Auto Loans (0.58%)
American Honda Finance Corp
5.28%, 4/20/2010 (a)(d)	850	848
Ford Motor Credit Co LLC
7.99%, 1/13/2012 (a)	500	463
GMAC LLC
4.38%, 12/10/2007	500	499
6.81%, 5/15/2009 (a)	1,000	941

		2,751

Finance — Commercial (1.64%)
CIT Group Inc
5.24%, 4/27/2011 (a)	1,000	943
5.75%, 2/13/2012 (a)	1,500	1,386
Textron Financial Corp
5.63%, 2/25/2011 (a)(b)	4,000	3,960
Textron Financial Floorplan Master Note
5.41%, 5/13/2010 (a)(d)	1,500	1,500

		7,789

Finance — Consumer Loans (1.64%)
American General Finance Corp
5.80%, 8/17/2011 (a)	600	592
HSBC Finance Corp
5.36%, 4/24/2012 (a)	4,000	3,935
John Deere Capital Corp
5.51%, 10/16/2009 (a)	2,350	2,352
SLM Corp
5.89%, 3/15/2011 (a)(b)	1,000	934

		7,813

Finance — Investment Banker & Broker (4.17%)
Bear Stearns Cos Inc/The
5.49%, 7/16/2009 (a)	1,500	1,484
5.69%, 11/28/2011 (a)	1,500	1,449
Citigroup Funding Inc
5.43%, 10/22/2009 (a)	2,800	2,799
Citigroup Inc
5.66%, 5/18/2010 (a)	1,400	1,394
Goldman Sachs Group Inc/The
5.82%, 3/2/2010 (a)(b)	1,000	995
5.58%, 8/5/2011 (a)(b)	1,000	987
5.54%, 2/6/2012 (a)	1,000	982
Lehman Brothers Holdings Inc
5.50%, 5/25/2010 (b)	2,000	1,969
5.48%, 1/12/2012 (a)	1,000	976
Merrill Lynch & Co Inc
5.56%, 11/1/2011 (a)	2,950	2,877
5.90%, 6/5/2012 (a)(b)	1,000	968
Morgan Stanley
5.46%, 1/18/2011 (a)	1,000	991
5.49%, 1/9/2012 (a)	1,000	984
5.54%, 1/9/2014 (a)	1,000	980

		19,835

Finance — Leasing Company (0.17%)
International Lease Finance Corp
5.72%, 5/24/2010 (a)(b)	800	797

Finance — Mortgage Loan/Banker (5.09%)
Countrywide Financial Corp
5.43%, 3/24/2009 (a)	2,000	1,819
5.80%, 5/7/2012 (a)	1,000	838
Fannie Mae
5.17%, 2/25/2018 (a)	95	96
5.17%, 3/25/2018 (a)(b)	526	524
5.17%, 10/25/2018 (a)(b)	709	712
5.12%, 11/25/2022 (a)	127	128
5.07%, 1/25/2023 (a)	124	124
5.27%, 6/25/2023 (a)(b)	795	799
5.27%, 2/25/2028 (a)	270	270
5.27%, 5/25/2030 (a)(b)	593	594
5.27%, 5/25/2031 (a)(b)	805	809
5.17%, 2/25/2032 (a)	131	130
5.07%, 4/25/2034 (a)(b)	752	753
5.12%, 3/25/2035 (a)(b)	280	279
5.09%, 4/25/2035 (a)(b)	782	779
Fannie Mae Grantor Trust
5.01%, 4/25/2035 (a)(b)	192	192
5.22%, 5/25/2035 (a)(b)	107	108
5.03%, 6/25/2035 (a)(b)	59	56
5.02%, 9/25/2035 (a)(b)	343	342
Fannie Mae Whole Loan
5.02%, 11/25/2033 (a)(b)	14	14
5.02%, 5/25/2035 (a)(b)	124	124
5.07%, 5/25/2035 (a)(b)	122	121
5.12%, 6/25/2044 (a)	46	46
5.32%, 2/25/2047 (a)(b)	96	96
Freddie Mac
5.39%, 5/15/2013 (a)(b)	124	124
5.39%, 5/15/2017 (a)(b)	531	533
5.39%, 2/15/2018 (a)(b)	503	500
5.39%, 6/15/2018 (a)(b)	544	546
5.34%, 3/15/2023 (a)(b)	303	301
5.54%, 6/15/2023 (a)	121	122
5.49%, 7/15/2023 (a)(b)	4,366	4,343
5.44%, 7/15/2028 (a)(b)	668	668
5.49%, 1/15/2030 (a)(b)	729	731
5.44%, 2/15/2030 (a)	50	50
5.29%, 4/15/2030 (a)	157	157
5.44%, 5/15/2030 (a)	121	120
See accompanying notes

248

Schedule of Investments
Inflation Protection Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Finance — Mortgage Loan/Banker (continued)
Freddie Mac (continued)
5.49%, 9/15/2033 (a)(b)	$422	$423
5.39%, 10/15/2034 (a)	207	207
Ginnie Mae
1.79%, 10/16/2012 (a)	4,464	164
4.51%, 10/16/2028 (a)	790	781
5.35%, 10/20/2031 (a)	239	240
0.85%, 3/16/2047 (a)	5,968	369
Residential Capital LLC
6.22%, 6/9/2008 (a)	500	448
7.59%, 5/22/2009 (a)	2,000	1,560
SLM Student Loan Trust
5.84%, 6/15/2016 (a)	153	153
5.75%, 3/15/2017 (a)	1,900	1,893

		24,186

Finance — Other Services (0.17%)
Alamosa Delaware Inc
8.50%, 1/31/2012	275	286
Mizuho JGB Investment LLC
9.87%, 12/29/2049 (a)(d)	500	515

		801

Food — Miscellaneous/Diversified (0.30%)
General Mills Inc
5.31%, 1/22/2010 (a)(b)	1,000	993
Kraft Foods Inc
6.00%, 8/11/2010 (a)	450	450

		1,443

Home Equity — Other (7.37%)
ACE Securities Corp
5.08%, 9/25/2035 (a)(b)	520	518
Asset Backed Securities Corp Home Equity
4.97%, 7/25/2036 (a)(b)	2,000	1,960
Bear Stearns Asset Backed Securities Inc
5.03%, 8/25/2036 (a)(b)	400	382
5.06%, 5/25/2037 (a)(b)	4,000	3,831
Bear Stearns Asset Backed Securities Trust
5.05%, 6/25/2047 (a)	2,400	2,342
Citigroup Mortgage Loan Trust Inc
5.14%, 10/25/2035 (a)	1,000	994
First NLC Trust
5.17%, 9/25/2035 (a)	2,208	2,173
5.10%, 12/25/2035 (a)	85	85
GMAC Mortgage Corp Loan Trust
5.75%, 10/25/2036	500	489
6.05%, 12/25/2037 (a)	1,580	1,565
GSAA Trust
5.01%, 4/25/2047 (a)	3,493	3,484
HSI Asset Securitization Corp Trust
5.01%, 1/25/2037 (a)(b)	2,000	1,903
Morgan Stanley Home Equity Loans
5.04%, 2/25/2036 (a)	5,000	4,751
New Century Home Equity Loan Trust
5.16%, 3/25/2035 (a)(b)	117	116
Option One Mortgage Loan Trust
5.87%, 2/25/2035 (a)	100	88
5.32%, 3/25/2037 (a)	2,000	1,263
Residential Asset Securities Corp
5.06%, 5/25/2034 (a)(b)	1	1
5.07%, 5/25/2035 (a)	31	31
5.02%, 9/25/2036 (a)(b)	3,300	3,147
Soundview Home Equity Loan Trust
5.05%, 3/25/2036 (a)(b)	1,000	956
WAMU Asset-Backed Certificates
5.04%, 5/25/2037 (a)	2,000	1,932
5.04%, 7/25/2047 (a)	3,000	2,777
Wells Fargo Home Equity Trust
5.16%, 10/25/2035 (a)(d)	291	282

		35,070

Home Equity — Sequential (0.56%)
BNC Mortgage Loan Trust
5.04%, 7/25/2037 (a)	2,271	2,086
Countrywide Asset-Backed Certificates
5.51%, 8/25/2036	615	592

		2,678

Industrial Automation & Robots (0.10%)
Intermec Inc
7.00%, 3/15/2008	500	499

Investment Companies (0.21%)
Xstrata Finance Dubai Ltd
5.85%, 11/13/2009 (a)(d)	1,000	997
Life & Health Insurance (0.42%)
Lincoln National Corp
5.35%, 4/6/2009 (a)	1,500	1,496
Unum Group
6.00%, 5/15/2008	500	500

		1,996

Machinery — Farm (0.19%)
Case New Holland Inc
6.00%, 6/1/2009	900	900

Medical — Drugs (0.14%)
Angiotech Pharmaceuticals Inc
9.37%, 12/1/2013 (a)	400	396
Elan Finance PLC/Elan Finance Corp
9.70%, 12/1/2013 (a)	250	247

		643

Medical — HMO (0.21%)
UnitedHealth Group Inc
5.42%, 6/21/2010 (a)(d)	1,000	1,001
See accompanying notes

249

Schedule of Investments
Inflation Principal Protection Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Medical — Wholesale Drug Distribution (0.21%)
Cardinal Health Inc
5.50%, 10/2/2009 (a)(b)(d)	$1,000	$1,002

Mortgage Backed Securities (20.37%)
Adjustable Rate Mortgage Trust
5.14%, 8/25/2036 (a)(b)	1,118	1,079
Banc of America Alternative Loan Trust
5.27%, 6/25/2036 (a)(b)	512	509
Banc of America Commercial Mortgage Inc
6.85%, 4/15/2036	300	315
5.31%, 10/10/2045 (a)	1,000	998
Banc of America Funding Corp
5.28%, 7/20/2036 (a)(b)	2,073	2,001
5.05%, 4/25/2037 (a)(b)	4,000	3,967
Bear Stearns Alt-A Trust
5.03%, 11/25/2036 (a)(b)	687	680
5.04%, 4/25/2037 (a)	1,735	1,712
Bear Stearns Asset Backed Securities Inc
5.10%, 4/25/2036 (a)	195	185
Bear Stearns Commercial Mortgage Securities Inc
7.00%, 5/20/2030	634	662
Bella Vista Mortgage Trust
5.30%, 1/22/2045 (a)	1,707	1,681
5.25%, 5/20/2045 (a)	1,293	1,275
Chase Mortgage Finance Corp
4.55%, 7/25/2037 (a)(c)	880	874
Citigroup/Deutsche Bank Commercial
Mortgage Trust
0.45%, 10/15/2048 (a)	38,765	823
0.04%, 12/11/2049 (a)(d)	12,774	116
0.38%, 12/11/2049 (a)(d)	8,163	207
Countrywide Alternative Loan Trust
5.29%, 12/25/2035 (a)(b)	517	502
5.04%, 6/25/2036 (a)(b)	3,000	2,934
5.15%, 6/25/2036 (a)(b)	1,199	1,192
4.93%, 11/25/2036 (a)	760	759
5.13%, 7/25/2046 (a)(b)	2,100	2,058
5.08%, 5/25/2047 (a)	4,373	4,234
Countrywide Asset-Backed Certificates
5.14%, 1/25/2036 (a)(b)	250	247
Countrywide Home Loan Mortgage Pass
Through Certificates
5.07%, 4/25/2046 (a)(b)	1,166	1,134
Credit Suisse Mortgage Capital
5.81%, 9/15/2039 (a)	1,000	983
CS First Boston Mortgage Securities Corp
6.25%, 12/16/2035	3,545	3,541
7.66%, 9/15/2041 (a)	1,025	1,076
G-Force LLC
5.17%, 12/25/2039 (a)(b)(d)	1,000	1,000
Greenpoint Mortgage Funding Trust
5.18%, 10/25/2045 (a)	1,220	1,198
Greenwich Capital Commercial Funding Corp
0.34%, 3/10/2039 (a)(d)	54,812	1,217
5.44%, 3/10/2039 (a)	2,000	1,969
GSC Capital Corp Mortgage Trust
5.13%, 2/25/2036 (a)	723	677
GSR Mortgage Loan Trust
5.13%, 8/25/2046 (a)	220	215
Homebanc Mortgage Trust
5.21%, 1/25/2036 (a)(b)	1,190	1,167
Impac CMB Trust
5.36%, 10/25/2034 (a)	63	62
6.42%, 10/25/2034 (a)(b)	132	133
5.18%, 4/25/2035 (a)	346	340
5.38%, 8/25/2035 (a)	80	75
5.52%, 8/25/2035 (a)	68	61
5.12%, 4/25/2037 (a)(c)	1,965	1,916
Impac Secured Assets CMN Owner Trust
5.04%, 9/25/2036 (a)	1,500	1,490
5.03%, 3/25/2037 (a)(b)	1,600	1,583
Indymac Index Mortgage Loan Trust
5.10%, 4/25/2035 (a)	182	179
5.17%, 8/25/2035 (a)	373	367
5.05%, 1/25/2037 (a)	1,460	1,435
5.11%, 6/25/2037 (a)(c)	3,914	3,804
JP Morgan Alternative Loan Trust
5.02%, 3/25/2037 (a)(b)	1,460	1,447
JP Morgan Chase Commercial Mortgage Securities
5.45%, 6/12/2041 (a)	1,000	973
5.30%, 5/15/2047 (a)	1,000	995
JP Morgan Mortgage Trust
5.30%, 7/25/2035	865	862
5.82%, 6/25/2036 (a)	300	307
5.83%, 1/25/2037 (a)	1,148	1,153
LB-UBS Commercial Mortgage Trust
5.59%, 6/15/2031	390	395
Lehman XS Trust
5.09%, 6/25/2047 (a)(c)	3,924	3,902
Merrill Lynch Alternative Note Asset Trust
5.08%, 4/25/2037 (a)(c)	5,000	4,665
Merrill Lynch Mortgage Trust
5.66%, 5/12/2039 (a)	620	621
Merrill Lynch/Countrywide Commercial Mortgage Trust
0.05%, 7/12/2046 (a)	17,256	275
Morgan Stanley Capital I
5.60%, 12/20/2046 (a)(c)	200	130
Residential Accredit Loans Inc
5.02%, 2/25/2037 (a)(b)(c)	3,581	3,469
5.06%, 7/25/2037 (a)(c)	1,000	970
5.02%, 3/25/2047 (a)(b)	2,852	2,761
See accompanying notes

250

Schedule of Investments
Inflation Protection Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Mortgage Backed Securities (continued)
Structured Adjustable Rate Mortgage Loan Trust
5.57%, 8/25/2034 (a)	$1,569	$1,563
Structured Asset Mortgage Investments Inc
5.10%, 5/25/2045 (a)	928	910
Wachovia Bank Commercial Mortgage Trust
0.44%, 12/15/2043 (a)(d)	27,511	941
4.52%, 5/15/2044	2,680	2,633
5.90%, 2/15/2051 (a)	3,000	3,068
WaMu Mortgage Pass Through Certificates
5.51%, 12/25/2027 (a)(b)	1,067	1,057
5.94%, 9/25/2036 (a)	232	232
6.07%, 9/25/2036 (a)	274	274
5.70%, 6/25/2037 (a)	1,942	1,927
5.61%, 7/25/2044 (a)	108	107
5.24%, 1/25/2045 (a)(b)	232	228
5.25%, 11/25/2045 (a)(b)	1,217	1,211
5.09%, 8/25/2046 (a)	1,000	987
Washington Mutual Alternative Mortgage
5.15%, 6/25/2046 (a)(b)	745	722
5.05%, 1/25/2047 (a)	3,592	3,472

		96,889

Multi-Line Insurance (0.29%)
Metropolitan Life Global Funding I
5.56%, 5/17/2010 (d)	1,400	1,389

Multimedia (0.75%)
Time Warner Inc
5.73%, 11/13/2009 (a)	2,050	2,038
Viacom Inc
6.04%, 6/16/2009 (a)	1,525	1,520

		3,558

Office Automation & Equipment (0.08%)
Xerox Corp
6.40%, 12/18/2009 (a)	400	400

Oil — Field Services (0.63%)
BJ Services Co
5.75%, 6/1/2008 (a)(b)	3,000	3,003

Oil & Gas Drilling (0.16%)
Transocean Inc
5.87%, 9/5/2008 (a)(b)	750	749

Oil Company — Exploration & Production (0.26%)
Anadarko Petroleum Corp
6.09%, 9/15/2009 (a)	1,250	1,245

Oil Refining & Marketing (0.17%)
Premcor Refining Group Inc/The
9.50%, 2/1/2013	750	791
Optical Supplies (0.13%)
Bausch & Lomb Inc
6.95%, 11/15/2007(b)	600	600

Paper & Related Products (0.10%)
Bowater Inc
8.69%, 3/15/2010 (a)	500	457

Pipelines (0.11%)
Northwest Pipeline Corp
6.63%, 12/1/2007	500	500

Publishing — Periodicals (0.16%)
Dex Media East LLC/Dex Media East Finance Co
9.88%, 11/15/2009	100	103
12.13%, 11/15/2012	600	638

		741

Regional Banks (1.67%)
BAC Capital Trust XIII
6.09%, 3/15/2043 (a)	4,000	3,670
Capital One Financial Corp
6.00%, 9/10/2009 (a)	1,900	1,871
Fleet Capital Trust II
7.92%, 12/11/2026	500	520
PNC Funding Corp
5.10%, 1/31/2012 (a)(b)	500	494
Wells Fargo & Co
5.72%, 8/20/2010 (a)	1,400	1,400

		7,955

REITS — Diversified (0.45%)
iStar Financial Inc
6.24%, 3/16/2009 (a)(b)	725	706
6.03%, 9/15/2009 (a)	500	482
6.07%, 3/9/2010 (a)	1,000	945

		2,133

REITS — Healthcare (0.47%)
HCP Inc
6.14%, 9/15/2008 (a)	2,250	2,247

REITS — Office Property (0.15%)
HRPT Properties Trust
6.29%, 3/16/2011 (a)(b)	720	713

REITS — Warehouse & Industrial (0.11%)
Prologis
5.75%, 8/24/2009 (a)(b)	500	501

Rental — Auto & Equipment (0.61%)
Erac USA Finance Co
5.23%, 4/30/2009 (a)(b)(d)	2,250	2,238
5.75%, 8/28/2009 (a)(d)	660	663

		2,901

See accompanying notes

251

Schedule of Investments
Inflation Protection Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Retail — Drug Store (0.31%)
CVS Caremark Corp
5.92%, 6/1/2010 (a)	$1,500	$1,488

Retail — Petroleum Products (0.11%)
Petro Stopping Centers LP / Petro Finance
9.00%, 2/15/2012	500	523

Rubber — Tires (0.05%)
Goodyear Tire & Rubber Co/The
9.13%, 12/1/2009	250	253

Satellite Telecommunications (0.11%)
Intelsat Corp
6.38%, 1/15/2008	525	524

Savings & Loans — Thrifts (0.51%)
Washington Mutual Bank/Henderson NV
5.56%, 2/4/2011 (a)	1,000	967
Washington Mutual Inc
5.54%, 1/15/2010 (a)(b)	500	491
5.51%, 3/22/2012 (a)	1,000	951

		2,409

Sovereign Agency (0.04%)
Federal National Mortgage Association
3.50%, 2/17/2009 (a)	200	198

Special Purpose Banks (0.22%)
Korea Development Bank
5.58%, 10/20/2009 (a)(b)	380	380
5.37%, 4/3/2010 (a)	665	663

		1,043

Special Purpose Entity (1.35%)
Genworth Global Funding Trusts
5.85%, 12/15/2010 (a)	935	928
ING USA Global Funding Trust
5.55%, 10/9/2009 (a)	2,300	2,298
Rockies Express Pipeline LLC
6.44%, 8/20/2009 (a)(d)	720	720
Sirens BV
7.19%, 4/13/2012 (a)(c)(d)(e)	2,000	1,971
Williams Cos Inc Credit Linked Certificates
8.61%, 5/1/2009 (a)(d)	500	505

		6,422

Telecommunication Services (0.09%)
Telcordia Technologies Inc
8.99%, 7/15/2012 (a)(d)	440	407

Telephone — Integrated (0.69%)
Deutsche Telekom International Finance
5.39%, 3/23/2009 (a)	375	375
Sprint Nextel Corp
5.60%, 6/28/2010 (a)	400	399
Telecom Italia Capital SA
5.82%, 7/18/2011 (a)(b)	800	799
Telefonica Emisiones SAU
5.89%, 6/19/2009 (a)	700	700
5.69%, 2/4/2013 (a)(f)(g)	1,000	986

		3,259

Tobacco (0.67%)
Reynolds American Inc
6.39%, 6/15/2011 (a)	3,200	3,184

Tools — Hand Held (0.29%)
Snap-On Inc
5.38%, 1/12/2010 (a)	1,400	1,396

Wireless Equipment (0.13%)
Motorola Inc
4.61%, 11/16/2007	600	600

TOTAL BONDS		$384,935

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (41.37%)
U.S. Treasury Inflation-Indexed Obligations (41.37%)
3.88%, 1/15/2009 (h)	13,673	14,036
4.25%, 1/15/2010 (h)	2,194	2,313
0.88%, 4/15/2010	3,490	3,410
3.50%, 1/15/201 l(h)	12,723	13,391
2.38%, 4/15/2011	210	213
3.38%, 1/15/2012 (h)	7,664	8,127
2.00%, 4/15/2012 (h)	10,246	10,271
3.00%, 7/15/2012 (h)	4,255	4,472
1.88%, 7/15/2013 (h)	311	310
2.00%, 1/15/2014 (h)	8,321	8,315
2.00%, 7/15/2014 (h)	23,539	23,531
1.63%, 1/15/2015 (h)	12,348	11,985
1.88%, 7/15/2015 (h)	18,476	18,243
2.00%, 1/15/2016 (h)	19,584	19,431
2.50%, 7/15/2016	8,576	8,858
2.38%, 1/15/2017 (h)	2,820	2,880
2.63%, 7/15/2017 (h)	13,041	13,625
2.38%, 1/15/2025 (h)	1,263	1,290
2.00%, 1/15/2026 (h)	20,527	19,826
2.38%, 1/15/2027 (h)	5,830	5,981
3.63%, 4/15/2028	129	158
3.88%, 4/15/2029 (h)	4,458	5,725
3.38%, 4/15/2032	258	319

		196,710

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$196,710

See accompanying notes

252

Schedule of Investments
Inflation Protection Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (4.96%)
Commercial Paper (0.31%)
Textron Inc
5.05%, 11/1/20070)	$1,500	$1,500
Money Market Funds (4.65%)
BNY Institutional Cash Reserve Fund (b)	22,097	22,097

TOTAL SHORT TERM INVESTMENTS		$23,597

REPURCHASE AGREEMENTS (0.62%)
Money Center Banks (0.62%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $1,515,000; 0%; dated 12/13/07-07/25/08)	$1,471	$1,471
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $1,515,000; 0% - 6.13%; dated 12/04/07-08/25/16)	1,471	1,471

		2,942

TOTAL REPURCHASE AGREEMENTS		$2,942

Total Investments		$608,184
Liabilities in Excess of Other Assets, Net — (27.89)%		(132,613)

TOTAL NET ASSETS — 100.00%		$475,571

(a)	Variable Rate

(b)	Security was purchased with the cash proceeds from securities loans.

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $23,183 or 4.87% of net assets.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933, These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $25,820 or 5.43% of net assets.

(e)	Security is Illiquid

(f)	Non-Income Producing Security .

(g)	Security purchased on a when-issued basis.

(h)	Security or a portion of the security was on loan at the end of the period.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$3,189
Unrealized Depreciation	(10,975)

Net Unrealized Appreciation (Depreciation)	(7,786)
Cost for federal income tax purposes	615,970

All dollar amounts are shown in thousands (000’s)
Options/Swaptions

		Exercise	Expiration
Description	Contracts	Rate	Month	U.S. $ Value

Written Put — OTC 10 Year Interest Rate Swap; pay floating rate based on 3-month LIBOR; with Lehman Brothers	64,000,000	5.78%	11/19/2007	$(5)

(Premiums received $122)				$(5)

All dollar amounts are shown in thousands (000’s)
See accompanying notes

253

Schedule of Investments
Inflation Protection Fund
October 31, 2007
Total Return Swap Agreements

		Unrealized
	Notional	Appreciation/
Description	Amount	(Depreciation)

Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 10 basis points with Wachovia Bank. Expires October 2007.	$3,125	$(10)

Receive a semi-annual return equal to a 0.88% U.S. Treasury Inflation Index Obligation and pay monthly a floating rate based on 1-month LIBOR less 30 basis points with Barclays Bank. Expires December 2007.	25,000	170

Receive a semi-annual return equal to a 1.63% U.S. Treasury Inflation Index Obligation and pay semi-annually a floating rate based on 3-month LIBOR less 5 basis points with Barclays Bank. Expires December 2007.	10,000	42

Receive a semi-annual return equal to a 2.00% U.S. Treasury Inflation Index Obligation and pay semi-annually a floating rate based on 3-month LIBOR less 10 basis points with Morgan Stanley. Expires December 2007.	6,000	200

Receive a semi-annual return equal to a 2.38% U.S. Treasury Inflation Index Obligation and pay monthly a floating rate based on 1-month LIBOR less 18 basis points with Morgan Stanley. Expires January 2008.	10,000	(112)

Receive a semi-annual return equal to a 2.38% U.S. Treasury Inflation Index Obligation and pay monthly a floating rate based on 1-month LIBOR less 30 basis points with Morgan Stanley. Expires December 2007.	14,000	140

Receive a semi-annual return equal to a 2.38% U.S. Treasury Inflation Index Obligation and pay quarterly a floating rate based on 3-month LIBOR less 6 basis points with Barclays Bank. Expires November 2007.	20,000	613

Receive a semi-annual return equal to a 2.38% U.S. Treasury Inflation Index Obligation and pay semi-annually a floating rate based on 3-month LIBOR less 3 basis points with Morgan Stanley. Expires November 2007.	7,100	160

Receive a semi-annual return equal to a 2.38% U.S. Treasury Inflation Index Obligation and pay semi-annually a floating rate based on 3-month LIBOR less 6 basis points with Merrill Lynch. Expires February 2008.	16,000	87

Receive a semi-annual return equal to a 2.5% U.S. Treasury Inflation Index Obligation and pay semi-annually a floating rate based on 3-month LIBOR less 5 basis points with Morgan Stanley. Expires December 2007.	10,000	503

Receive a semi-annual return equal to a 3.00% U.S. Treasury Inflation Index Obligation and pay annually a floating rate based on 6-month LIBOR less 6 basis points with Morgan Stanley. Expires January 2008.	15,500	318

Receive a semi-annual return equal to a 3.38% U.S. Treasury Inflation Index Obligation and pay semi-annually a floating rate based on 3-month LIBOR less 7 basis points with Morgan Stanley. Expires November 2007.	5,000	220

Receive a semi-annual return equal to a 3.63% U.S. Treasury Inflation Index Obligation and pay semi-annually a floating rate based on 3-month LIBOR less 6 basis points with Merrill Lynch. Expires February 2008.	16,000	481

Receive a semi-annual return equal to a 3.88% U.S. Treasury Inflation Index Obligation and pay monthly a floating rate based on 1-month LIBOR less 28 basis points with Barclays Bank. Expires December 2007.	15,000	229

Receive an annual return equal to a 1 .88% U.S. Treasury Inflation Index Obligation and pay annually a floating rate based on 3-month LIBOR less 40 basis points with Barclays Bank. Expires November 2007.	20,000	354

Receive an annual return equal to a 2.00% U.S. Treasury Inflation Index Obligation and pay annually a floating rate based on 3-month LIBOR less 13 basis points with Morgan Stanley. Expires November 2007.	15,000	300

Receive an annual return equal to a 4.25% U.S. Treasury Inflation Index Obligation and pay annually a floating rate based on 3-month LIBOR less 7 basis points with Morgan Stanley. Expires November 2007.	10,000	182

All dollar amounts are shown in thousands (000’s)
See accompanying notes

254

Schedule of Investments
Inflation Protection Fund
October 31, 2007
Portfolio Summary (unaudited)

Sector	Percent

Government	41.41%
Asset Backed Securities	25.78%
Mortgage Securities	23.99%
Financial	21.50%
Consumer, Non-cyclical	3.96%
Communications	3.49%
Industrial	2.53%
Consumer, Cyclical	1.42%
Energy	1.32%
Utilities	1.21%
Technology	0.78%
Diversified	0.38%
Basic Materials	0.12%
Liabilities in Excess of Other Assets, Net	(27.89%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Total Return Swaps	0.87%
Written Swaptions	0.00%
See accompanying notes

255

Schedule of Investments
International Emerging Markets Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (92.32%)
Agricultural Operations (1.07%)
Astra Agro Lestari Tbk PT	3,364,139	$8,420
Golden Agri-Resources Ltd (a)	6,246,000	7,646

		16,066

Airlines (0.39%)
Cathay Pacific Airways Ltd	1,968,000	5,871

Apparel Manufacturers (0.25%)
Youngone Corp	349,710	3,664

Applications Software (0.22%)
Infosys Technologies Ltd ADR	66,018	3,363

Auto — Car & Light Trucks (0.93%)
Hyundai Motor Co	174,836	13,894

Auto/Truck Parts & Equipment — Replacement (0.93%)
Weichai Power Company Ltd., Class H	800,000	8,240
Xinyi Glass Holdings Co Ltd (a)	4,112,000	5,613

		13,853

Beverages — Non-Alcoholic (0.47%)
Coca-Cola Femsa SAB de CV	1,527,100	7,089

Brewery (0.42%)
Anadolu Efes Biracilik Ve Malt Sanayii	504,695	6,227

Building & Construction — Miscellaneous (1.43%)
Kumho Industrial Co Ltd (a)	60,396	5,612
Murray & Roberts Holdings Ltd	1,029,478	15,840

		21,452

Building Products — Cement & Aggregate (1.36%)
Cemex SAB de CV (b)	2,541,475	7,794
Grasim Industries Ltd (b)	71,242	6,881
Taiwan Cement Corp	3,276,810	5,645

		20,320

Casino Hotels (0.58%)
Resorts World Bhd	7,456,700	8,639

Cellular Telecommunications (6.17%)
America Movil SAB de CV ADR (a)	309,767	20,256
China Mobile Ltd	2,213,962	45,770
SK Telecom Co Ltd	12,515	2,936
SK Telecom Co Ltd ADR (a)	191,271	5,893
Taiwan Mobile Co Ltd	3,408,000	4,599
Vimpel-Communications ADR	389,814	12,891

		92,345

Chemicals — Diversified (0.78%)
Nan Ya Plastics Corp	3,902,000	11,733

Circuit Boards (0.42%)
Unimicron Technology Corp	3,062,000	6,242

Coal (1.24%)
Banpu Public Co Ltd (b)(c)	496,400	6,515
Bumi Resources Tbk PT	22,426,000	12,021

		18,536

Commercial Banks (12.40%)
Banco do Brasil SA	681,800	12,347
Banco Macro SA ADR (a)	28,443	786
BanColombia SA ADR (a)	156,469	5,750
Bank Leumi Le-Israel BM	1,994,739	9,599
Bank Mandiri Persero Tbk PT	17,107,500	7,214
Bank Millennium SA	580,713	3,170
Bank of India	616,450	5,650
Bank Rakyat Indonesia	4,932,500	4,259
Bumiputra-Commerce Holdings Bhd	1,392,600	4,843
China Construction Bank Corp	21,848,000	24,838
China Merchants Bank Co Ltd	1,104,000	5,693
Credicorp Ltd (a)	39,000	2,899
FirstRand Ltd	2,104,269	8,372
ICICI Bank Ltd ADR	126,756	8,802
Industrial and Commercial Bank of China Ltd	22,511,000	21,501
Komercni Banka AS	17,736	4,092
Kookmin Bank	37,310	3,051
Korea Exchange Bank	542,710	8,976
Powszechna Kasa Oszczednosci Bank Polaki SA	503,487	11,199
Standard Bank Group Ltd	637,131	11,559
State Bank of India Ltd (a)(c)	47,779	5,932
Turkiye Garanti Bankasi AS	1,618,860	15,043

		185,575

Computers (1.51%)
Acer Inc	130	1
Compal Electronics Inc	7,313,000	9,342
Quanta Computer Inc	4,232,000	7,118
Wistron Corp	3,058,000	6,159

		22,620

Computers — Peripheral Equipment (0.11%)
Aten International Co Ltd	435,268	1,701

Diversified Financial Services (2.46%)
China Everbright Ltd (a)(b)	906,000	4,075
First Financial Holding Co Ltd	7,352,000	6,069
Intergroup Financial Services Corp (b)(c)	162,220	2,839
Reliance Capital Ltd	116,170	6,327
Shinhan Financial Group Co Ltd	191,111	12,486
Woori Finance Holdings Co Ltd	229,770	5,001

		36,797

See accompanying notes

256

Schedule of Investments
International Emerging Markets Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Diversified Minerals (1.25%)
Anglo American PLC	109,039	$7,505
Antofagasta PLC	638,691	11,180

		18,685

Diversified Operations (2.64%)
Barloworld Ltd	75,963	1,486
Beijing Enterprises Holdings Ltd	1,218,000	7,576
Citic Pacific Ltd	1,201,000	7,573
GS Holdings Corp	150,280	10,788
KOC Holding AS (b)	1,180,576	6,117
UEM World Bhd	4,548,000	5,946

		39,486

E-Commerce — Services (0.01%)
Alibaba.com Ltd (b)(c)	97,848	170

Electric — Generation (0.87%)
CEZ	42,834	3,109
China Resources Power Holdings Co	1,544,978	5,780
Glow Energy PCL (c)	3,918,627	4,086

		12,975

Electric — Integrated (0.66%)
Korea Electric Power Corp	121,310	5,363
Unified Energy System (b)	36,908	4,503

		9,866

Electric — Transmission (0.42%)
Cia de Transmissao de Energia	259,300	6,353

Electric Products — Miscellaneous (0.85%)
LG Electronics Inc	120,339	12,654

Electronic Components — Miscellaneous (2.30%)
Asustek Computer Inc	3,172,000	11,262
Coretronic Corp	3,047,760	4,740
HON HAI Precision Industry Co Ltd	1,299,900	9,966
LG.Philips LCD Co Ltd (a)(b)	152,693	8,436

		34,404

Electronic Components — Semiconductors (2.21%)
Media Tek Inc	671,947	13,297
Samsung Electronics Co Ltd	32,061	19,769

		33,066

Electronic Measurement Instruments (0.02%)
Chroma ATE Inc	132,000	314

Engineering — Research & Development Services (0.40%)
Larsen & Toubro Ltd (a)(c)	51,476	5,971

Feminine Health Care Products (0.49%)
Hengan International Group Co Ltd (a)	1,894,664	7,389

Finance — Credit Card (0.39%)
Samsung Card Co (b)	83,579	5,762

Finance — Investment Banker & Broker (0.34%)
Tong Yang Investment Bank (a)	219,860	5,057

Finance — Other Services (0.32%)
Bovespa Holding SA (b)	250,042	4,761

Food — Confectionery (0.53%)
Lotte Confectionery Co Ltd	4,859	8,001

Food — Dairy Products (0.29%)
Wimm-Bill-Dann Foods OJSC ADR (a)	35,731	4,279

Food — Retail (0.40%)
Shoprite Holdings Ltd	968,024	6,052

Gas — Distribution (0.34%)
Korea Gas Corp	67,146	5,026

Gold Mining (0.43%)
Gold Fields Ltd	359,561	6,492

Internet Security (0.36%)
Check Point Software Technologies (a)(b)	213,398	5,390

Life & Health Insurance (1.23%)
China Life Insurance Co Ltd	1,432,000	9,559
Sanlam Ltd	2,406,131	8,830

		18,389

Medical — Generic Drugs (1.09%)
Teva Pharmaceutical Industries Ltd ADR (a)	369,519	16,263

Metal — Aluminum (0.24%)
Aluminum Corp of China Ltd	1,262,000	3,599

Metal — Diversified (0.51%)
MMC Norilsk Nickel ADR (a)	23,957	7,570

Metal — Iron (1.11%)
Kumba Iron Ore Ltd	184,634	7,230
Novolipetsk Steel GDR (a)	229,073	9,448

		16,678

Metal Processors & Fabrication (0.32%)
TK Corp	110,374	4,714

Miscellaneous Manufacturers (0.22%)
Peace Mark Holdings Ltd	2,036,871	3,356

Multi-Line Insurance (0.49%)
Ping An Insurance Group Co of China Ltd	529,000	7,317
See accompanying notes

257

Schedule of Investments
International Emerging Markets Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Non-Ferrous Metals (1.62%)
Grupo Mexico SAB de CV	1,348,300	$12,266
International Nickel Indonesia Tbk PT	521,500	5,234
Korea Zinc Co Ltd	33,386	6,743

		24,243

Oil Company — Exploration & Production (4.92%)
CNOOC Ltd	13,081,000	28,269
Oao Gazprom (b)(c)(d)	23,609	2,966
Oao Gazprom (b)	725,683	36,466
Oil & Natural Gas Corp Ltd	184,155	5,868

		73,569

Oil Company — Integrated (7.44%)
LUKOIL ADR	258,826	23,773
PetroChina Co Ltd	4,686,807	12,101
Petroleo Brasileiro SA ADR (a)	580,537	55,517
Sasol Ltd	389,305	19,896

		111,287

Oil Refining & Marketing (2.47%)
Reliance Industries Ltd	358,830	25,530
Thai Oil Public (b)(c)	936,900	2,633
Tupras Turkiye Petrol Rafinerileri AS	309,746	8,843

		37,006

Paper & Related Products (0.67%)
Aracruz Celulose SA ADR (a)	56,780	4,366
Kimberly-Clark de Mexico SAB de CV	1,296,700	5,643

		10,009

Petrochemicals (1.49%)
LG Chem Ltd (a)	63,790	7,971
LG Petrochemical Co Ltd	143,990	8,512
PTT Chemical PCL (b)(c)	1,450,900	5,826

		22,309

Platinum (0.48%)
Impala Platinum Holdings Ltd	191,998	7,253

Power Converter & Supply Equipment (1.04%)
Bharat Heavy Electricals Ltd	116,196	7,752
Delta Electronics Inc	1,912,632	7,743

		15,495

Property & Casualty Insurance (0.34%)
LIG Non-Life Insurance Co Ltd	163,630	5,075

Public Thoroughfares (0.52%)
Zhejiang Expressway Co Ltd	5,386,000	7,778

Real Estate Operator & Developer (1.90%)
Farglory Land Development Co Ltd	1,307,000	3,287
Globe Trade Centre SA (b)	214,314	4,443
Hopewell Holdings	1,172,000	6,073
Huaku Construction Corp	1,545,120	3,108
Shenzhen Investment Ltd	11,974,000	11,576

		28,487

Retail — Major Department Store (0.52%)
Hyundai Department Store Co Ltd	55,104	7,709

Retail — Miscellaneous/Diversified (0.39%)
Massmart Holdings Ltd	467,952	5,870

Rubber — Tires (0.35%)
Hankook Tire Co Ltd	248,550	5,259

Semiconductor Component — Integrated Circuits (2.03%)
Elan Microelectronics Corp	2,745,000	5,916
Powertech Technology Inc	1,752,800	7,162
Siliconware Precision Industries Co	3,645,530	7,652
Taiwan Semiconductor Manufacturing Co Ltd	4,852,327	9,696

		30,426

Semiconductor Equipment (0.39%)
ASM Pacific Technology (a)	744,500	5,837

Steel — Producers (3.64%)
Angang Steel Co Ltd — Rights (b)	387,200	610
Angang Steel Co Ltd (a)	1,420,000	5,228
China Steel Corp	6,882,460	9,770
Evraz Group SA (c)	152,352	11,573
Mechel ADR (a)	116,177	9,776
POSCO ADR (a)	65,193	11,979
Shougang Concord International Enterprises Company Ltd	10,104,000	5,453

		54,389

Steel Pipe & Tube (0.16%)
TMK OAO (a)	53,891	2,398

Telecommunication Equipment (0.16%)
VTech Holdings Ltd	276,000	2,357

Telecommunication Services (1.41%)
Digi.Com BHD	46	—
Globe Telecom Inc	58,891	2,307
Maxcom Telecomunicaciones SAB de CV ADR (a)(b)	211,358	3,669
Reliance Communications Ltd	440,426	8,711
Telekom Malaysia Bhd	2,096,600	6,440

		21,127

Telephone — Integrated (3.14%)
Bezeq Israeli Telecommunication Corp Ltd	2,330,284	4,151
Brasil Telecom Participacoes SA	388,802	5,807
Golden Telecom Inc (a)	65,977	6,825
Korea Telecom Corp	146,270	6,948
Telecom Egypt	1,594,254	5,738
See accompanying notes

258

Schedule of Investments
International Emerging Markets Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Telephone — Integrated (continued)
Telefonos de Mexico SAB de CV ADR (a)	200,530	$7,333
Telkom SA Ltd	369,941	10,123

		46,925

Television (0.32%)
Central European Media Enterprises Ltd (b)	41,021	4,812

Tobacco (0.39%)
ITC Ltd	854,178	3,916
Souza Cruz SA (b)	66,989	1,917

		5,833

Transport — Marine (1.22%)
China Shipping Development Co Ltd	1,670,000	5,706
Orient Overseas International Ltd	578,000	5,967
Pacific Basin Shipping Ltd	2,927,000	6,558
Wan Hai Lines Ltd	1	—

		18,231

Water (0.36%)
Companhia de Saneamento Basico de Estado de Sao Paulo (b)	209,280	5,456

Web Portals (0.56%)
NHN Corp	26,060	8,379

Wire & Cable Products (0.52%)
El Sewedy Cables Holding Co (b)	61,017	1,214
LS Cable Ltd	42,771	6,607

		7,821

TOTAL COMMON STOCKS		$1,381,366

PREFERRED STOCKS (6.15%)
Building & Construction Products — Miscellaneous (0.48%)
Duratex SA (b)	214,317	7,169

Diversified Minerals (2.62%)
Cia Vale do Rio Doce	1,243,620	39,235

Diversified Operations (1.19%)
Investimentos Itau SA	2,355,559	17,721

Electric — Distribution (0.49%)
Eletropaulo Metropolitana de Sao Paulo	95,640,000	7,377

Food — Meat Products (0.76%)
Sadia SA (b)	1,661,800	11,331

Investment Companies (0.00%)
Lereko Mobility Pty Ltd	4,384	26

Steel — Producers (0.61%)
Usinas Siderurgicas de Minas Gerais SA	117,100	9,181

TOTAL PREFERRED STOCKS		$92,040

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (10.21%)
Commercial Paper (0.32%)
Investment in Joint Trading Account; General Electric Capital 4.81%, 11/1/2007	$4,778	$4,778
Money Market Funds (9.89%)
BNY Institutional Cash Reserve Fund (e)	147,927	147,927

TOTAL SHORT TERM INVESTMENTS		$152,705

Total Investments		$1,626,111
Liabilities in Excess of Other Assets, Net — (8.68)%		(129,817)

TOTAL NET ASSETS — 100.00%		$1,496,294

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $48,511 or 3.24% of net assets.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $2,966 or 0.20% of net assets.

(e)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$348,211
Unrealized Depreciation	(9,580)

Net Unrealized Appreciation (Depreciation)	338,631
Cost for federal income tax purposes	1,285,333
All dollar amounts are shown in thousands (000’s)
See accompanying notes

259

Schedule of Investments
International Emerging Markets Fund
October 31, 2007

Portfolio Summary (unaudited)

Country	Percent

Korea, Republic Of	14.86%
Brazil	12.60%
Hong Kong	11.03%
United States	10.21%
Taiwan, Province Of China	10.19%
Russian Federation	8.85%
China	7.51%
South Africa	7.29%
India	6.33%
Mexico	4.28%
Indonesia	2.48%
Turkey	2.42%
Israel	2.37%
Malaysia	1.73%
Thailand	1.27%
Poland	1.26%
United Kingdom	1.25%
Bermuda	0.52%
Mauritius	0.51%
Czech Republic	0.48%
Egypt	0.47%
Colombia	0.38%
Peru	0.19%
Philippines	0.15%
Argentina	0.05%
Liabilities in Excess of Other Assets, Net	(8.68%)

TOTAL NET ASSETS	100.00%

See accompanying notes

260

Schedule of Investments
International Growth Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (97.11%)
Agricultural Chemicals (1.20%)
Agruim Inc (a)	153,200	$9,730
Potash Corp of Saskatchewan (a)	159,600	19,869

		29,599

Apparel Manufacturers (0.62%)
Esprit Holdings Ltd	910,800	15,212

Athletic Footwear (0.47%)
Adidas AG	174,182	11,575

Audio & Video Products (0.21%)
Sony Corp	107,300	5,299
Auto — Car & Light Trucks (0.85%)
Daimler AG	78,979	8,710
Toyota Motor Corp	216,600	12,399

		21,109

Auto/Truck Parts & Equipment — Original (0.70%)
Aisin Seiki Co Ltd	196,000	8,054
Tokai Rika Co Ltd	309,000	9,138

		17,192

Beverages — Non-Alcoholic (0.50%)
Coca Cola Hellenic Bottling Co SA	198,074	12,296

Brewery (2.07%)
Carlsberg A/S (b)	61,700	8,346
Heineken NV	177,810	12,481
InBev NV	160,489	15,190
SABMiller PLC	504,354	15,192

		51,209

Building — Heavy Construction (0.75%)
Vinci SA (b)	223,257	18,423
Building — Residential & Commercial (0.65%)
Berkley Group Holdings PLC (a)	304,351	10,808
Kaufman & Broad SA	93,246	5,321

		16,129

Building & Construction — Miscellaneous (1.00%)
Bouygues SA	158,984	15,343
Peab AB	710,700	6,471
Peab Industri AB (a)	340,900	2,898

		24,712

Building & Construction Products — Miscellaneous (0.67%)
Kingspan Group plc	317,483	7,498
Rockwool International AS	28,380	9,088

		16,586

Building Products — Cement & Aggregate (0.34%)
CRH PLC	214,824	8,288

Building Products — Doors & Windows (0.81%)
Asahi Glass Co Ltd (b)	717,000	9,874
Nippon Sheet Glass Co Ltd	1,642,369	10,027

		19,901

Chemicals — Diversified (1.06%)
BASF AG	188,118	26,116

Chemicals — Specialty (0.39%)
SOL Carbon AG (a)	165,979	9,755

Circuit Boards (0.51%)
Ibiden Co Ltd	148,500	12,588

Commercial Banks (9.27%)
Allied Irish Banks PLC	259,753	6,549
Banco Bilbao Vizcaya Argentaria SA	774,600	19,603
Barclays PLC	857,354	10,851
Chiba Bank Ltd/The	692,000	5,554
DnB NOR ASA	540,100	8,951
Julius Baer Holding AG	191,051	16,593
KBC Groep NV	75,038	10,547
Mitsubishi UFJ Financial Group Inc	1,489,000	14,899
Mizuho Financial Group Inc	1,545	8,684
National Bank of Greece SA	173,163	12,100
Oversea-Chinese Banking Corp	1,463,000	9,393
Royal Bank of Scotland Group PLC	1,066,341	11,516
Shizuoka Bank Ltd/The	813,000	8,536
Skandinaviska Enskilda Banken AB	282,400	8,695
Standard Chartered PLC	355,900	13,842
Sumitomo Mitsui Financial Group Inc	2,644	21,658
Suraga Bank Ltd	124,664	1,636
Torinto Dominion Bank (a)(b)	136,100	10,280
UniCredito Italiano SpA	2,271,270	19,538
United Overseas Bank Ltd	648,000	9,721

		229,146

Commercial Services (0.29%)
Aggreko Plc	551,653	7,224

Computer Services (0.69%)
CGI Group Inc (a)	850,416	9,687
Computershare Ltd	927,990	7,482

		17,169

Computers (1.12%)
Research in Motion Ltd (a)	222,000	27,672

Cosmetics & Toiletries (0.30%)
Oriflame Cosmetics SA	121,350	7,351
See accompanying notes

261

Schedule of Investments
International Growth Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Dialysis Centers (0.33%)
Fresenius Medical Care AG & Co KGaA	156,892	$8,255
Distribution & Wholesale (0.40%)
Matsuda Sangyo Co Ltd (b)	280,680	9,988
Diversified Manufacturing Operations (1.17%)
Charter PLC (a)	525,317	11,897
Siemens AG	124,738	17,033

		28,930

Diversified Minerals (3.92%)
Anglo American PLC	279,642	19,457
BHP Billiton Ltd	838,322	36,505
BHP Billiton PLC	768,754	29,508
Sumitomo Metal Mining Co Ltd	508,000	11,336

		96,806

Diversified Operations (0.43%)
Jardine Matheson Holdings Ltd	348,722	10,683

Electric — Integrated (4.17%)
E.ON AG	119,524	23,395
Enel SpA (b)	1,097,269	13,157
International Power PLC	1,417,342	14,436
RWE AG	177,634	24,230
Scottish & Southern Energy PLC	530,826	17,214
Union Fenosa SA	157,908	10,517

		102,949

Electronic Components — Miscellaneous (0.44%)
Chemring Group PLC	233,860	10,789

Electronic Components — Semiconductors (0.31%)
Samsung Electronics Co Ltd	12,497	7,706

Engineering — Research & Development Services (1.81%)
ABB Ltd	611,283	18,479
Keller Group PLC	355,500	8,434
WorleyParsons Ltd	394,166	17,818

		44,731

Enterprise Software & Services (0.93%)
Autonomy Corp PLC (a)	376,332	7,707
Nomura Research Institute Ltd	293,100	10,360
SAP AG	91,515	4,972

		23,039

Feminine Health Care Products (0.39%)
Hengan International Group Co Ltd (b)	2,468,000	9,625

Filtration & Separation Products (0.55%)
Alfa Laval AB	169,550	13,509

Finance — Investment Banker & Broker (1.81%)
Babcock & Brown Ltd (b)	365,576	10,585
Bolsas y Mercados Espanoles	156,423	10,938
Macquarie Bank Ltd (b)	191,068	15,260
UBS AG	145,927	7,824

		44,607

Finance — Other Services (0.77%)
Deutsche Boerse AG	118,504	19,024

Food — Miscellaneous/Diversified (1.48%)
Nestle SA	65,943	30,458
Unilever NV	191,502	6,233

		36,691

Food — Retail (1.74%)
Tesco PLC	1,015,766	10,338
WM Morrison Supermarkets PLC	2,288,509	14,139
Woolworths Ltd	591,356	18,534

		43,011

Food — Wholesale & Distribution (0.28%)
Sligro Food Group NV	178,689	6,879

Gambling (Non-Hotel) (0.39%)
Ladbrokes PLC	1,113,045	9,569

Gas — Distribution (0.66%)
Centrica PLC	2,126,311	16,343

Gold Mining (0.36%)
Inmet Mining Corp	84,300	9,013

Internet Content — Information & News (0.44%)
Seek Ltd (b)	1,234,861	10,807

Internet Security (0.12%)
Trend Micro Inc	64,223	2,868

Investment Management & Advisory Services (0.80%)
AGF Management Ltd	229,400	8,912
Henderson Group PLC	2,792,496	10,908

		19,820

Life & Health Insurance (0.35%)
Power Corp Of Canada (b)	204,000	8,750

Machinery — Construction & Mining (1.13%)
Hitachi Construction Machinery Co Ltd	262,300	10,758
Komatsu Ltd	511,400	17,146

		27,904

Machinery — Electrical (0.30%)
Disco Corp	123,645	7,400
See accompanying notes

262

Schedule of Investments
International Growth Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Machinery — General Industry (0.56%)
MAN AG	77,302	$13,840

Machinery Tools & Related Products (0.49%)
Sandvik AB (a)	634,200	12,051

Medical — Biomedical/Gene (0.72%)
CSL Ltd/Australia	519,699	17,854

Medical — Drugs (5.72%)
Actelion Ltd (a)	163,278	8,122
AstraZeneca PLC	219,274	10,794
GlaxoSmithKline PLC	966,309	24,821
Mitsubishi Tanabe Pharma Corp	540,000	6,222
Novartis AG	366,827	19,513
Novo Nordisk A/S	119,325	14,871
Roche Holding AG	142,688	24,372
Sanofi-Aventis	143,204	12,597
Shire PLC	697,104	17,461
Takeda Pharmaceutical Co Ltd	39,532	2,469

		141,242

Medical — Nursing Homes (0.38%)
Southern Cross Healthcare Ltd	754,916	9,500

Medical — Wholesale Drug Distribution (0.33%)
Meda AB	536,950	8,133

Medical Products (0.48%)
Cochlear Ltd	185,679	11,940

Metal — Diversified (0.94%)
Pacific Metals Co Ltd (b)	560,000	7,094
Rio Tinto Ltd (b)	60,949	6,326
Rio Tinto PLC	105,891	9,923

		23,343

Multi-Line Insurance (1.17%)
Allianz SE	32,029	7,226
CNP Assurances	69,343	8,860
Zurich Financial Services AG	42,606	12,864

		28,950

Multimedia (0.32%)
Vivendi (b)	176,780	7,989

Networking Products (0.24%)
NTT Data Corp (b)	1,316	6,001

Non-Ferrous Metals (0.43%)
Korea Zinc Co Ltd	52,263	10,555

Office Automation & Equipment (0.39%)
Canon Inc	131,430	6,650
Ricoh Co Ltd	150,547	2,976

		9,626

Oil — Field Services (1.09%)
Fugro NV	189,439	16,652
Petrofac Ltd	962,111	10,345

		26,997

Oil Company — Exploration & Production (0.72%)
EnCana (a)	252,700	17,682

Oil Company — Integrated (5.21%)
BG Group PLC	335,912	6,218
BP PLC	464,511	6,043
ENI SpA	570,568	20,833
Husky Energy Inc (b)	285,600	13,312
Imperial Oil Ltd (a)(b)	238,700	13,001
Royal Dutch Shell PLC — A Shares	413,452	18,134
Suncor Energy Inc (a)	216,100	23,665
Total SA (b)	341,043	27,521

		128,727

Oil Refining & Marketing (0.23%)
Caltex Australia Ltd	288,227	5,798

Photo Equipment & Supplies (0.92%)
Nikon Corp	371,000	11,906
Olympus Corp	261,000	10,869

		22,775

Property & Casualty Insurance (0.38%)
Sompo Japan Insurance Inc	801,000	9,421

Publicly Traded Investment Fund (3.71%)
iShares MSCI EAFE Index Fund (b)	1,061,910	91,600

Publishing — Periodicals (0.33%)
United Business Media PLC	540,657	8,218

Real Estate Management & Services (0.22%)
Ardepro Co Ltd (b)	16,366	5,502

Real Estate Operator & Developer (2.03%)
CapitaLand Ltd	2,062,000	11,610
City Developments Ltd	734,000	8,104
Joint Corp	166,800	4,740
Keppel Land Ltd (b)	1,655,000	9,573
Sumitomo Realty & Development Co Ltd	254,000	8,965
Urban Corp	406,400	7,119

		50,111

REITS — Diversified (0.35%)
British Land Co PLC	377,737	8,554

263

Schedule of Investments
International Growth Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Retail — Apparel & Shoe (1.36%)
Hennes & Mauritz AB	285,575	$19,082
Inditex SA	195,177	14,593

		33,675

Retail — Computer Equipment (0.32%)
Game Group Pic	1,891,478	7,873

Retail — Jewelry (0.54%)
Swatch Group AG	41,647	13,333

Retail — Pubs (0.33%)
Punch Taverns PLC	384,501	8,070

Retail — Video Rental (0.27%)
Geo Corp (b)	2,762	6,600

Rubber — Tires (1.08%)
Compagnie Generate des Etablissements Michelin (b)	68,998	9,293
Continental AG	114,480	17,299

		26,592

Rubber & Vinyl (0.41%)
Zeon Corp	1,079,000	10,189

Seismic Data Collection (0.44%)
Cie Generate de Geophysique-Veritas (a)	33,382	10,924

Semiconductor Equipment (0.46%)
ASML Holding NV (a)	324,221	11,289

Soap & Cleaning Products (0.66%)
Reckitt Benckiser PLC	281,438	16,355

Steel — Producers (3.07%)
ArcelorMittal (b)	351,098	28,122
Nippon Steel Corp	2,048,000	13,612
Salzgitter AG	62,063	12,220
Ssab Svenskt Stal AB	305,000	9,943
Voestalpine AG	132,756	11,995

		75,892

Telecommunication Equipment (0.38%)
VTech Holdings Ltd (b)	1,114,000	9,513

Telephone — Integrated (3.24%)
BT Group PLC	3,771,029	25,613
KDDI Corp	1,827	13,799
Telefonica SA (b)	1,224,751	40,553

		79,965

Therapeutics (0.41%)
Grifols SA	379,093	10,057
Tobacco (1.17%)
Imperial Tobacco Group PLC	355,082	18,024
Japan Tobacco Inc	1,873	10,917

		28,941

Tools — Hand Held (0.53%)
Makita Corp	270,300	13,022

Toys (1.04%)
Nintendo Co Ltd	40,400	25,657

Transport — Marine (0.99%)
Kawasaki Kisen Kaisha Ltd	669,000	9,286
Mitsui OSK Lines Ltd	923,000	15,255

		24,541

Transport — Rail (0.41%)
Central Japan Railway Co	984	10,180

Transport — Services (0.34%)
Go-Ahead Group Plc	151,325	8,518

Wire & Cable Products (0.70%)
Nexans SA	42,681	7,288
Prysmian SpA (a)	343,719	9,928

		17,216

Wireless Equipment (1.65%)
Nokia OYJ	1,027,420	40,804

TOTAL COMMON STOCKS		$2,399,862

PREFERRED STOCKS (0.80%)
Auto — Car & Light Trucks (0.80%)
Porsche AG	7,423	19,804

TOTAL PREFERRED STOCKS		$19,804

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (12.57%)
Commercial Paper (1.42%)
Investment in Joint Trading Account; General Electric Capital 4.81%, 11/1/2007	$35,165	$35,165
Money Market Funds (11.15%)
BNY Institutional Cash Reserve Fund (c)	275,468	275,468

TOTAL SHORT TERM INVESTMENTS		$310,633

Total Investments		$2,730,299
Liabilities in Excess of Other Assets, Net — (10.48)%		(258,908)

TOTAL NET ASSETS — 100.00%		$2,471,391

See accompanying notes

264

Schedule of Investments
International Growth Fund
October 31, 2007

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$473,115
Unrealized Depreciation	(38,303)

Net Unrealized Appreciation (Depreciation)	434,812
Cost for federal income tax purposes	2,295,487
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Country	Percent

United Kingdom	18.07%
Japan	16.86%
United States	16.67%
Germany	9.04%
Canada	6.55%
Australia	6.43%
Switzerland	6.13%
France	5.00%
Spain	4.30%
Sweden	3.27%
Netherlands	2.90%
Italy	2.57%
Singapore	1.96%
Hong Kong	1.82%
Finland	1.65%
Luxembourg	1.43%
Denmark	1.31%
Belgium	1.04%
Greece	0.99%
Ireland	0.90%
Korea, Republic Of	0.74%
Austria	0.49%
Norway	0.36%
Liabilities in Excess of Other Assets, Net	(10.48%)

TOTAL NET ASSETS	100.00%

See accompanying notes

265

Schedule of Investments
LargeCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (96.58%)
Aerospace & Defense Equipment (1.80%)
United Technologies Corp	1,037,000	$79,424

Agricultural Chemicals (3.81%)
Monsanto Co	949,197	92,670
Potash Corp of Saskatchewan (a)	617,800	75,878

		168,548

Airlines (1.76%)
UAL Corp (a)(b)	1,623,351	77,758

Apparel Manufacturers (1.26%)
Guess ? Inc (a)	1,084,922	55,754

Applications Software (4.82%)
Microsoft Corp	5,785,300	212,957

Auto — Car & Light Trucks (0.97%)
General Motors Corp (a)	1,095,000	42,913

Beverages — Non-Alcoholic (4.02%)
Coca-Cola Co/The	2,875,103	177,566

Computer Services (1.91%)
Cognizant Technology Solutions Corp (b)	2,030,000	84,164

Computers (9.33%)
Apple Inc (b)	897,607	170,500
Dell Inc (b)	1,794,657	54,917
Hewlett-Packard Co	2,404,300	124,254
Research In Motion Ltd (a)(b)	503,891	62,740

		412,411

Cosmetics & Toiletries (1.46%)
Avon Products Inc (a)	1,575,961	64,583

Data Processing & Management (2.16%)
Mastercard Inc (a)	503,281	95,397

E-Commerce — Products (1.30%)
Amazon.Com Inc (a)(b)	642,000	57,234

E-Commerce — Services (1.39%)
eBay Inc (b)	1,703,000	61,478

Electric Products — Miscellaneous (1.45%)
Emerson Electric Co	1,228,500	64,214

Electronic Components — Miscellaneous (1.61%)
Garmin Ltd (a)	663,000	71,206

Electronic Components — Semiconductors (4.07%)
Broadcom Corp (b)	1,297,000	42,217
MEMC Electronic Materials Inc (a)(b)	1,057,000	77,394
Nvidia Corp (b)	1,699,500	60,128

		179,739

Finance — Investment Banker & Broker (3.15%)
Goldman Sachs Group Inc/The (a)	562,100	139,356

Finance — Mortgage Loan/Banker (1.58%)
Federal National Mortgage Association	1,221,000	69,646

Food — Confectionery (1.68%)
WM Wrigley Jr Co	1,206,351	74,396

Instruments — Scientific (2.35%)
Thermo Fisher Scientific Inc (a)(b)	1,769,000	104,035

Machinery — Farm (1.96%)
Deere & Co	558,000	86,434

Medical — Drugs (3.51%)
Merck & Co Inc	2,662,185	155,099

Medical — Generic Drugs (1.26%)
Teva Pharmaceutical Industries Ltd ADR	1,267,000	55,761

Medical Instruments (2.28%)
Intuitive Surgical Inc (a)(b)	308,571	100,863

Metal — Diversified (2.04%)
Freeport-McMoRan Copper & Gold Inc (a)	766,000	90,143

Networking Products (5.28%)
Cisco Systems Inc (b)	5,217,700	172,498
Juniper Networks Inc (a)(b)	1,686,500	60,714

		233,212

Oil — Field Services (1.61%)
Schlumberger Ltd (a)	736,000	71,075

Oil Company — Exploration & Production (4.11%)
Devon Energy Corp (a)	1,168,700	109,157
Occidental Petroleum Corp (a)	1,046,000	72,226

		181,383

Oil Field Machinery & Equipment (1.77%)
National Oilwell Varco Inc (a)(b)	1,070,000	78,367

Optical Supplies (1.45%)
Alcon Inc (a)	422,000	64,233

Pharmacy Services (3.59%)
Express Scripts Inc (b)	1,112,000	70,167
Medco Health Solutions Inc (a)(b)	938,000	88,529

		158,696

See accompanying notes

266

Schedule of Investments
LargeCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Retail — Drug Store (2.00%)
CVS Caremark Corp	2,113,900	$88,298

Retail — Major Department Store (1.23%)
Saks Inc (a)	2,567,300	54,324

Retail — Restaurants (2.59%)
McDonald’s Corp	1,915,500	114,355

Therapeutics (3.02%)
Gilead Sciences Inc (b)	2,893,400	133,646

Transactional Software (0.84%)
VeriFone Holdings Inc (a)(b)	748,239	36,985

Transport-Rail (0.95%)
Union Pacific Corp	329,000	42,125

Web Portals (3.67%)
Google Inc (a)(b)	229,290	162,108

Wireless Equipment (1.54%)
Nokia OYJ ADR	1,714,000	68,080

TOTAL COMMON STOCKS		$4,267,966

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (10.17%)
Money Market Funds (10.17%)
BNY Institutional Cash Reserve Fund (c)	$449,508	$449,508

TOTAL SHORT TERM INVESTMENTS		$449,508

REPURCHASE AGREEMENTS (3.37%)
Money Center Banks (3.37%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07(collateralized by U.S. Government Agency Issues; $76,583,000; 0%; dated 12/13/07-07/25/08)	$74,352	$74,352

Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07(collateralized by U.S. Government Agency Issues; $76,583,000; 0%-6.13%; dated 12/04/07-08/25/16)	74,352	74,352

		148,704

TOTAL REPURCHASE AGREEMENTS		$148,704

Total Investments		$4,866,178
Liabilities in Excess of Other Assets, Net — (10.12)%		(447,191)

TOTAL NET ASSETS — 100.00%		$4,418,987

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loam.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$964,333
Unrealized Depreciation	(32,956)

Net Unrealized Appreciation (Depreciation)	931,377
Cost for federal income tax purposes	3,934,801
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Technology	23.12%
Consumer, Non-cyclical	22.29%
Financial	18.27%
Communications	13.17%
Industrial	10.12%
Consumer, Cyclical	9.81%
Energy	7.49%
Basic Materials	5.85%
Liabilities in Excess of Other Assets, Net	(10.12%)

TOTAL NET ASSETS	100.00%

See accompanying notes

267

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (97.14%)
Advertising Agencies (0.15%)
Interpublic Group of Cos Inc (a)(b)	39,604	$410
Omnicom Group Inc	27,578	1,406

		1,816

Aerospace & Defense (1.57%)
Boeing Co	65,833	6,490
General Dynamics Corp	34,080	3,100
Lockheed Martin Corp	29,167	3,210
Northrop Grumman Corp	28,870	2,414
Raytheon Co	36,737	2,337
Rockwell Collins Inc	14,001	1,047

		18,598

Aerospace & Defense Equipment (0.60%)
Goodrich Corp	10,521	733
United Technologies Corp	83,312	6,381

		7,114

Agricultural Chemicals (0.38%)
Monsanto Co	45,820	4,473

Agricultural Operations (0.16%)
Archer-Daniels-Midland Co	54,062	1,934

Airlines (0.08%)
Southwest Airlines Co (a)	62,776	892

Apparel Manufacturers (0.22%)
Coach Inc (b)	31,340	1,146
Jones Apparel Group Inc (a)	7,849	164
Liz Claiborne Inc	8,590	245
Polo Ralph Lauren Corp	5,032	346
VF Corp	7,465	650

		2,551

Appliances (0.04%)
Whirlpool Corp	6,552	519

Applications Software (2.26%)
Citrix Systems Inc (a)(b)	15,100	649
Compuware Corp (b)	25,455	255
Intuit Inc (a)(b)	28,468	916
Microsoft Corp	677,299	24,931

		26,751

Athletic Footwear (0.18%)
Nike Inc	32,477	2,152

Audio & Video Products (0.04%)
Harman International Industries Inc (a)	5,480	461

Auto — Car & Light Trucks (0.29%)
Ford Motor Co (a)(b)	176,369	1,564
General Motors Corp (a)	47,534	1,863

		3,427

Auto — Medium & Heavy Duty Trucks (0.15%)
Paccar Inc	31,324	1,740

Auto/Truck Parts & Equipment — Original (0.18%)
Johnson Controls Inc	49,897	2,181

Beverages — Non-Alcoholic (1.81%)
Coca-Cola Co/The	167,136	10,322
Coca-Cola Enterprises Inc	23,945	618
Pepsi Bottling Group Inc	11,770	507
PepsiCo Inc	135,729	10,006

		21,453

Beverages — Wine & Spirits (0.08%)
Brown-Forman Corp (a)	7,264	537
Constellation Brands Inc (a)(b)	16,298	410

		947

Brewery (0.33%)
Anheuser-Busch Cos Inc	62,965	3,229
Molson Coors Brewing Co	11,451	655

		3,884

Broadcasting Services & Programming (0.13%)
Clear Channel Communications Inc	41,827	1,580

Building — Residential & Commercial (0.11%)
Centex Corp	10,078	252
DR Horton lnc	22,954	291
KB Home	6,467	179
Lennar Corp	11,713	268
Pulte Homes Inc (a)	17,842	265

		1,255

Building Products — Air & Heating (0.05%)
American Standard Cos Inc (a)	15,245	568

Building Products — Wood (0.06%)
Masco Corp (a)	30,840	743

Cable TV (0.60%)
Comcast Corp (b)	259,616	5,465
DIRECTV Group Inc/The (b)	63,806	1,689

		7,154

Casino Hotels (0.12%)
Harrah’s Entertainment Inc	15,728	1,388

Casino Services (0.10%)
International Game Technology	28,191	1,229
See accompanying notes

268

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Cellular Telecommunications (0.18%)
Alltel Corp	29,435	$2,094

Chemicals — Diversified (0.76%)
Dow Chemical Co/The	79,807	3,595
EI Du Pont de Nemours & Co	77,326	3,828
PPG Industries Inc	13,781	1,030
Rohm & Haas Co	10,667	553

		9,006

Chemicals — Specialty (0.22%)
Ashland Inc	4,696	276
Eastman Chemical Co	7,060	470
Ecolab lnc	14,630	690
Hercules Inc (a)	9,744	183
International Flavors & Fragrances Inc	6,833	357
Sigma-Aldrich Corp (a)	11,029	570

		2,546

Coal (0.18%)
Consol Energy Inc	15,315	865
Peabody Energy Corp	22,303	1,244

		2,109

Coatings & Paint (0.05%)
Sherwin-Williams Co/The	9,121	583

Commercial Banks (0.60%)
BB&T Corp (a)	46,365	1,714
Commerce Bancorp Inc/NJ (a)	16,149	658
First Horizon National Corp (a)	10,604	276
M&T Bank Corp	6,300	627
Marshall & Ilsley Corp (a)	22,390	956
Regions Financial Corp (a)	59,131	1,604
Synovus Financial Corp	27,504	725
Zions Bancorporation	9,037	534

		7,094

Commercial Services (0.02%)
Convergys Corp (b)	11,389	209

Commercial Services — Finance (0.28%)
Equifax Inc	11,987	461
H&R Block Inc (a)	27,270	594
Moody’s Corp	18,609	814
Western Union Co/The	64,905	1,431

		3,300

Computer Aided Design (0.08%)
Autodesk Inc (b)	19,320	945

Computer Services (0.29%)
Affiliated Computer Services Inc (b)	8,363	424
Cognizant Technology Solutions Corp (b)	24,294	1,007
Computer Sciences Corp (b)	14,616	853
Electronic Data Systems Corp	42,751	923
Unisys Corp (b)	29,396	179

		3,386

Computers (3.88%)
Apple Inc (b)	73,051	13,876
Dell Inc (b)	190,819	5,839
Hewlett-Packard Co	216,562	11,192
International Business Machines Corp	114,277	13,270
Sun Microsystems Inc (b)	297,157	1,697

		45,874

Computers — Integrated Systems (0.04%)
Teradata Corp (a)(b)	15,162	433

Computers — Memory Devices (0.53%)
EMC Corp/Massachusetts (a)(b)	176,176	4,473
Network Appliance Inc (b)	29,889	941
SanDisk Corp (a)(b)	19,139	850

		6,264

Computers — Peripheral Equipment (0.03%)
Lexmark International Inc (b)	7,938	333

Consumer Products — Miscellaneous (0.37%)
Clorox Co	11,623	727
Fortune Brands Inc	12,867	1,078
Kimberly-Clark Corp	35,752	2,535

		4,340

Containers — Metal & Glass (0.04%)
Ball Corp (a)	8,603	427

Containers — Paper & Plastic (0.08%)
Bemis Co Inc (a)	8,779	247
Pactiv Corp (b)	10,981	302
Sealed Air Corp (a)	13,567	338

		887

Cosmetics & Toiletries (1.98%)
Avon Products Inc	36,343	1,489
Colgate-Palmolive Co	42,836	3,267
Estee Lauder Cos Inc/The (a)	9,628	423
Procter & Gamble Co	262,148	18,225

		23,404

Cruise Lines (0.15%)
Carnival Corp	36,654	1,759

Data Processing & Management (0.41%)
Automatic Data Processing Inc	44,610	2,211
Fidelity National Information Services	14,271	658
Fiserv Inc (b)	14,018	776
See accompanying notes

269

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Data Processing & Management (continued)
Paychex lnc	28,574	$1,194

		4,839

Dental Supplies & Equipment (0.04%)
Patterson Cos Inc (a)(b)	11,756	460

Disposable Medical Products (0.06%)
CR Bard Inc	8,682	726

Distribution & Wholesale (0.11%)
Genuine Parts Co (a)	14,274	700
WW Grainger Inc	6,026	542

		1,242

Diversified Manufacturing Operations (4.88%)
3M Co	60,129	5,193
Cooper Industries Ltd	15,431	808
Danaher Corp	20,710	1,774
Dover Corp	17,185	791
Eaton Corp	12,239	1,133
General Electric Co (c)	860,696	35,426
Honeywell International Inc	62,867	3,798
Illinois Tool Works Inc	35,243	2,018
Ingersoll-Rand Co Ltd	24,080	1,212
ITT Corp	15,211	1,018
Leggett & Platt Inc (a)	14,675	285
Parker Hannifin Corp	14,638	1,177
Textron Inc	20,976	1,452
Tyco International Ltd	41,760	1,719

		57,804

Diversified Operations (0.06%)
Leucadia National Corp (a)	13,830	701

Drug Delivery Systems (0.05%)
Hospira lnc (b)	13,197	545

E-Commerce — Products (0.19%)
Amazon.Com Inc (a)(b)	25,673	2,289

E-Commerce — Services (0.38%)
eBay Inc (b)	95,837	3,460
Expedia lnc (a)(b)	17,166	560
IAC/InterActiveCorp (a)(b)	16,049	473

		4,493

Electric — Generation (0.10%)
AES Corp/The (b)	56,165	1,202

Electric — Integrated (2.90%)
Allegheny Energy Inc (b)	13,950	846
Ameren Corp (a)	17,439	943
American Electric Power Co Inc	33,534	1,617
Centerpoint Energy Inc	26,980	452
CMS Energy Corp (a)	18,865	320
Consolidated Edison Inc	22,762	1,072
Constellation Energy Group Inc	15,162	1,436
Dominion Resources Inc/VA	24,447	2,240
DTE Energy Co (a)	14,335	711
Duke Energy Corp	105,861	2,029
Edison International	27,369	1,590
Entergy Corp	16,438	1,971
Exelon Corp	56,632	4,688
FirstEnergy Corp	25,607	1,785
FPL Group Inc	34,175	2,338
Integrys Energy Group Inc	6,384	344
PG&E Corp	29,683	1,452
Pinnacle West Capital Corp	8,426	340
PPL Corp	32,181	1,664
Progress Energy Inc	21,748	1,044
Public Service Enterprise Group Inc	21,360	2,042
Southern Co	63,541	2,329
TECO Energy Inc (a)	17,686	298
Xcel Energy Inc (a)	35,270	795

		34,346

Electric Products — Miscellaneous (0.32%)
Emerson Electric Co	66,531	3,478
Molex lnc	12,062	344

		3,822

Electronic Components — Miscellaneous (0.16%)
Jabil Circuit Inc	17,435	379
Tyco Electronics Ltd	41,765	1,490

		1,869

Electronic Components — Semiconductors (2.16%)
Advanced Micro Devices Inc (a)(b)	46,201	604
Altera Corp	29,911	587
Broadcom Corp (b)	39,406	1,283
Intel Corp	490,570	13,196
LSI Corp (a)(b)	60,150	397
MEMC Electronic Materials Inc (b)	18,908	1,384
Microchip Technology Inc	18,265	606
Micron Technology Inc (a)(b)	63,578	668
National Semiconductor Corp (a)	20,194	508
Nvidia Corp (b)	46,101	1,631
QLogic Corp (b)	12,343	192
Texas Instruments Inc	120,046	3,914
Xilinx lnc	24,856	606

		25,576

Electronic Forms (0.20%)
Adobe Systems Inc (b)	49,430	2,368
See accompanying notes

270

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Electronic Measurement Instruments (0.12%)
Agilent Technologies Inc (a)(b)	32,471	$1,197
Tektronix Inc (a)	6,378	241

		1,438

Electronics — Military (0.10%)
L-3 Communications Holdings Inc	10,588	1,161

Engineering — Research & Development Services (0.17%)
Fluor Corp	7,418	1,172
Jacobs Engineering Group Inc (b)	10,060	877

		2,049

Engines — Internal Combustion (0.09%)
Cummins Inc	8,740	1,048

Enterprise Software & Services (0.76%)
BMC Software Inc (b)	16,901	572
CA Inc (a)	32,647	864
Novell Inc (b)	29,388	222
Oracle Corp (b)	330,718	7,332

		8,990

Entertainment Software (0.13%)
Electronic Arts Inc (b)	26,128	1,597

Fiduciary Banks (0.72%)
Bank of New York Mellon Corp/The	95,582	4,669
Northern Trust Corp	16,085	1,210
State Street Corp	32,720	2,610

		8,489

Filtration & Separation Products (0.03%)
Pall Corp	10,298	413

Finance — Commercial (0.05%)
CIT Group Inc	16,027	565

Finance — Consumer Loans (0.14%)
SLM Corp	34,661	1,635

Finance — Credit Card (0.58%)
American Express Co	99,364	6,056
Discover Financial Services	40,089	774

		6,830

Finance — Investment Banker & Broker (4.75%)
Bear Stearns Cos Inc/The (a)	9,755	1,108
Charles Schwab Corp/The	79,614	1,850
Citigroup Inc	417,871	17,509
E*Trade Financial Corp (a)(b)	35,722	398
Goldman Sachs Group Inc/The	34,076	8,448
JPMorgan Chase & Co	284,253	13,360
Lehman Brothers Holdings Inc	44,587	2,824
Merrill Lynch & Co Inc	72,402	4,780
Morgan Stanley	88,4169	5,947

		56,224

Finance — Mortgage Loan/Banker (0.70%)
Countrywide Financial Corp	48,386	751
Federal National Mortgage Association	81,772	4,664
Freddie Mac	54,613	2,853

		8,268

Finance — Other Services (0.51%)
CME Group Inc (a)	4,462	2,973
IntercontinentalExchange Inc (a)(b)	5,820	1,037
NYSE Euronext	22,149	2,079

		6,089

Financial Guarantee Insurance (0.08%)
AMBAC Financial Group Inc	8,546	315
MBIA Inc (a)	10,630	458
MGIC Investment Corp	6,884	133

		906

Food — Confectionery (0.15%)
Hershey Co/The (a)	14,201	612
WM Wrigley Jr Co	18,249	1,126

		1,738

Food — Dairy Products (0.03%)
Dean Foods Co (a)	10,880	302

Food — Meat Products (0.03%)
Tyson Foods Inc	23,107	365

Food — Miscellaneous/Diversified (0.97%)
Campbell Soup Co (a)	18,877	698
ConAgra Foods Inc	41,145	976
General Mills Inc	27,736	1,601
HJ Heinz Co	26,809	1,254
Kellogg Co	22,287	1,177
Kraft Foods Inc	132,446	4,425
McCormick & Co Inc/MD (a)	10,894	382
Sara Lee Corp	60,862	1,007

		11,520

Food — Retail (0.30%)
Kroger Co/The	59,431	1,747
Safeway Inc	36,885	1,254
Whole Foods Market Inc (a)	11,675	578

		3,579

Food — Wholesale & Distribution (0.21%)
SUPERVALU Inc	17,649	684
SYSCO Corp	51,239	1,757

		2,441

See accompanying notes

271

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Forestry (0.17%)
Plum Creek Timber Co Inc (a)	14,665	$655
Weyerhaeuser Co	18,132	1,376

		2,031

Gas — Distribution (0.17%)
Nicor Inc (a)	3,790	164
NiSource Inc	23,030	471
Sempra Energy	22,178	1,364

		1,999

Gold Mining (0.16%)
Newmont Mining Corp	37,930	1,929

Health Care Cost Containment (0.14%)
McKesson Corp	24,865	1,644

Home Decoration Products (0.06%)
Newell Rubbermaid Inc	23,210	677

Hotels & Motels (0.22%)
Marriott International Inc/DE	26,843	1,104
Starwood Hotels & Resorts Worldwide Inc	17,626	1,002
Wyndham Worldwide Corp	15,002	492

		2,598

Human Resources (0.07%)
Monster Worldwide Inc (a)(b)	11,118	451
Robert Half International Inc	13,771	415

		866

Independent Power Producer (0.03%)
Dynegy Inc (a)(b)	41,629	383

Industrial Automation & Robots (0.07%)
Rockwell Automation Inc/DE (a)	12,815	883

Industrial Gases (0.34%)
Air Products & Chemicals Inc	18,151	1,776
Praxair Inc	26,868	2,297

		4,073

Instruments — Scientific (0.30%)
Applera Corp — Applied Biosystems Group	15,405	572
PerkinElmer Inc	10,190	281
Thermo Fisher Scientific Inc (b)	35,833	2,107
Waters Corp (b)	8,384	645

		3,605

Insurance Brokers (0.19%)
AON Corp	24,594	1,114
Marsh & McLennan Cos Inc	45,529	1,179

		2,293

Internet Infrastructure Software (0.05%)
Akamai Technologies Inc (a)(b)	13,911	545

Internet Security (0.18%)
Symantec Corp (a)(b)	75,553	1,419
VeriSign Inc (a)(b)	20,483	698

		2,117

Investment Companies (0.06%)
American Capital Strategies Ltd (a)	15,787	685

Investment Management & Advisory Services (0.52%)
Ameriprise Financial Inc	19,764	1,245
Federated Investors Inc	7,354	316
Franklin Resources Inc	13,635	1,768
Janus Capital Group Inc (a)	13,259	458
Legg Mason Inc (a)	11,153	925
T Rowe Price Group Inc (a)	22,274	1,431

		6,143

Leisure & Recreation Products (0.01%)
Brunswick Corp/DE	7,468	167

Life & Health Insurance (0.86%)
Aflac Inc	41,033	2,576
Cigna Corp	23,761	1,247
Lincoln National Corp	22,738	1,418
Prudential Financial Inc	38,557	3,729
Torchmark Corp	8,038	524
Unum Group	30,308	708

		10,202

Linen Supply & Related Items (0.04%)
Cintas Corp	11,332	415

Machinery — Construction & Mining (0.39%)
Caterpillar Inc (a)	53,690	4,006
Terex Corp (b)	8,560	635

		4,641

Machinery — Farm (0.24%)
Deere & Co	18,638	2,887

Medical — Biomedical/Gene (0.95%)
Amgen Inc (b)	91,288	5,305
Biogen Idec Inc (b)	24,186	1,800
Celgene Corp (a)(b)	32,150	2,122
Genzyme Corp (b)	22,151	1,683
Millipore Corp (a)(b)	4,532	352

		11,262

Medical — Drugs (4.58%)
Abbott Laboratories	129,821	7,091
Allergan Inc/United States	25,832	1,746
Bristol-Myers Squibb Co (a)	166,148	4,983
See accompanying notes

272

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Medical — Drugs (continued)
Eli Lilly & Co	82,895	$4,489
Forest Laboratories Inc (b)	26,557	1,037
King Pharmaceuticals Inc (b)	20,510	217
Merck & Co Inc	182,818	10,651
Pfizer Inc	581,889	14,320
Schering-Plough Corp	136,032	4,152
Wyeth	112,952	5,493

		54,179

Medical — Generic Drugs (0.09%)
Barr Pharmaceuticals Inc (b)	9,006	516
Mylan Inc(a)	20,900	315
Watson Pharmaceuticals Inc (b)	8,610	263

		1,094

Medical — HMO (1.16%)
Aetna Inc	42,958	2,413
Coventry Health Care Inc (b)	13,129	792
Humana Inc (b)	14,160	1,061
UnitedHealth Group Inc	111,292	5,470
WellPoint Inc (b)	50,723	4,019

		13,755

Medical — Hospitals (0.01%)
Tenet Healthcare Corp (a)(b)	39,805	140

Medical — Nursing Homes (0.03%)
Manor Care Inc (a)	6,149	409

Medical — Wholesale Drug Distribution (0.24%)
AmerisourceBergen Corp	15,135	713
Cardinal Health Inc	30,621	2,083

		2,796

Medical Information Systems (0.03%)
IMS Health Inc	16,378	413

Medical Instruments (0.61%)
Boston Scientific Corp (b)	112,066	1,554
Medtronic Inc	95,268	4,520
St Jude Medical Inc (b)	28,636	1,166

		7,240

Medical Laboratory & Testing Service (0.12%)
Laboratory Corp of America Holdings (b)	9,853	678
Quest Diagnostics Inc (a)	13,131	698

		1,376

Medical Products (2.18%)
Baxter International Inc	54,158	3,250
Becton Dickinson & Co	20,445	1,706
Covidien Ltd	41,764	1,737
Johnson & Johnson	243,144	15,846
Stryker Corp (a)	19,931	1,415
Varian Medical Systems Inc (a)(b)	10,619	518
Zimmer Holdings Inc (b)	19,840	1,379

		25,851

Metal — Aluminum (0.25%)
Alcoa Inc	74,260	2,940

Metal — Diversified (0.32%)
Freeport-McMoRan Copper & Gold Inc	32,065	3,773

Metal Processors & Fabrication (0.15%)
Precision Castparts Corp	11,580	1,735

Motorcycle/Motor Scooter (0.09%)
Harley-Davidson Inc (a)	21,101	1,087

Multi-Line Insurance (2.51%)
ACE Ltd	27,637	1,675
Allstate Corp/The	49,141	2,575
American International Group Inc	215,413	13,597
Assurant Inc	8,105	474
Cincinnati Financial Corp	14,448	575
Genworth Financial Inc	37,186	1,015
Hartford Financial Services Group Inc	26,686	2,589
Loews Corp	37,346	1,833
MetLife Inc	62,402	4,296
XL Capital Ltd	15,267	1,099

		29,728

Multimedia (1.68%)
EW Scripps Co (a)	7,539	339
McGraw-Hill Cos Inc/The	28,468	1,425
Meredith Corp (a)	3,232	201
News Corp — Class A	194,465	4,214
Time Warner Inc	313,268	5,720
Viacom Inc (b)	57,677	2,382
Walt Disney Co/The	163,041	5,646

		19,927

Networking Products (1.56%)
Cisco Systems Inc (b)	511,644	16,915
Juniper Networks Inc (b)	43,185	1,555

		18,470

Non-Ferrous Metals (0.02%)
Titanium Metals Corp (a)	7,348	259

Non-Hazardous Waste Disposal (0.16%)
Allied Waste Industries Inc (a)(b)	24,223	306
Waste Management Inc	43,606	1,587

		1,893

Office Automation & Equipment (0.18%)
Pitney Bowes Inc (a)	18,470	740
See accompanying notes

273

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Office Automation & Equipment (continued)
Xerox Corp	78,614	$1,371

		2,111

Office Supplies & Forms (0.04%)
Avery Dennison Corp (a)	8,945	518

Oil — Field Services (1.56%)
Baker Hughes Inc	26,843	2,328
BJ Services Co (a)	24,497	617
Halliburton Co (a)	74,775	2,948
Schlumberger Ltd	100,135	9,670
Smith International Inc (a)	16,844	1,113
Weatherford International Ltd (a)(b)	28,308	1,837

		18,513

Oil & Gas Drilling (0.49%)
ENSCO International Inc	12,432	690
Nabors Industries Ltd (a)(b)	23,620	663
Noble Corp	22,554	1,194
Rowan Cos Inc (a)	9,283	362
Transocean Inc (a)(b)	24,300	2,901

		5,810

Oil Company — Exploration & Production (1.78%)
Anadarko Petroleum Corp	38,968	2,300
Apache Corp	27,889	2,895
Chesapeake Energy Corp (a)	34,467	1,361
Devon Energy Corp	37,465	3,499
EOG Resources Inc	20,564	1,822
Murphy Oil Corp	15,835	1,166
Noble Energy Inc	14,374	1,100
Occidental Petroleum Corp	69,784	4,819
XTO Energy Inc	32,410	2,151

		21,113

Oil Company — Integrated (6.43%)
Chevron Corp	179,067	16,386
ConocoPhillips	136,686	11,613
Exxon Mobil Corp	465,895	42,858
Hess Corp	23,239	1,664
Marathon Oil Corp	60,021	3,549

		76,070

Oil Field Machinery & Equipment (0.19%)
National Oilwell Varco Inc (b)	29,922	2,191

Oil Refining & Marketing (0.40%)
Sunoco Inc	10,110	744
Tesoro Corp (a)	11,494	696
Valero Energy Corp	46,522	3,276

		4,716

Paper & Related Products (0.20%)
International Paper Co	36,090	1,334
Mead Westvaco Corp	15,408	518
Temple-Inland Inc	8,902	478

		2,330

Pharmacy Services (0.30%)
Express Scripts Inc (b)	21,660	1,367
Medco Health Solutions Inc (b)	22,746	2,147

		3,514

Photo Equipment & Supplies (0.06%)
Eastman Kodak Co	24,108	691

Pipelines (0.43%)
El Paso Corp	58,848	1,039
Questar Corp	14,502	828
Spectra Energy Corp	53,100	1,379
Williams Cos Inc	50,421	1,840

		5,086

Printing — Commercial (0.06%)
RR Donnelley & Sons Co	18,657	752

Property & Casualty Insurance (0.53%)
Chubb Corp	33,039	1,763
Progressive Corp/The (a)	60,826	1,125
Safeco Corp (a)	8,745	507
Travelers Cos Inc/The	55,148	2,879

		6,274

Publicly Traded Investment Fund (0.36%)
iShares S&P500 Index Fund/US (a)	27,531	4,271

Publishing — Newspapers (0.13%)
Dow Jones & Co Inc	5,481	328
Gannett Co Inc	19,564	830
New York Times Co/The (a)	12,090	236
Tribune Co	6,466	196

		1,590

Quarrying (0.06%)
Vulcan Materials Co (a)	8,026	686

Real Estate Management & Services (0.03%)
CB Richard Ellis Group Inc (a)(b)	16,563	404

Regional Banks (4.30%)
Bank of America Corp	372,745	17,996
Capital One Financial Corp	35,086	2,301
Comerica Inc	12,853	600
Fifth Third Bancorp	44,999	1,408
Huntington Bancshares Inc/OH (a)	30,738	551
Keycorp(a)	32,707	930
National City Corp (a)	53,197	1,290
PNC Financial Services Group Inc	28,729	2,073
See accompanying notes

274

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Regional Banks (continued)
SunTrust Banks Inc	29,321	$2,129
US Bancorp	145,024	4,809
Wachovia Corp	159,858	7,310
Wells Fargo & Co	280,772	9,549

		50,946

REITS — Apartments (0.18%)
Apartment Investment & Management Co (a)	8,126	380
AvalonBay Communities Inc	6,698	821
Equity Residential	23,280	973

		2,174

REITS — Diversified (0.11%)
Vornado Realty Trust	11,237	1,255

REITS — Hotels (0.08%)
Host Hotels & Resorts Inc	43,871	972

REITS — Office Property (0.09%)
Boston Properties Inc	9,999	1,083

REITS — Regional Malls (0.26%)
General Growth Properties Inc	20,629	1,121
Simon Property Group Inc	18,766	1,954

		3,075

REITS — Shopping Centers (0.12%)
Developers Diversified Realty Corp (a)	10,433	526
Kimco Realty Corp	21,187	879

		1,405

REITS — Storage (0.07%)
Public Storage	10,456	847

REITS Warehouse & Industrial (0.13%)
Prologis	21,586	1,549

Retail — Apparel & Shoe (0.22%)
Abercrombie & Fitch Co (a)	7,280	577
Gap lnc/The	41,572	786
Ltd Brands Inc (a)	26,783	589
Nordstrom Inc (a)	16,617	655

		2,607

Retail — Auto Parts (0.04%)
Autozone Inc (a)(b)	3,844	478

Retail — Automobile (0.02%)
AutoNation Inc (a)(b)	12,730	225

Retail — Bedding (0.07%)
Bed Bath & Beyond Inc (a)(b)	22,794	774

Retail — Building Products (0.66%)
Home Depot Inc (a)	141,843	4,469
Lowe’s Cos Inc (a)	124,205	3,340

		7,809

Retail — Consumer Electronics (0.17%)
Best Buy Co Inc (a)	33,439	1,622
Circuit City Stores Inc (a)	14,156	112
Radio Shack Corp (a)	11,574	239

		1,973

Retail — Discount (1.48%)
Big Lots Inc (a)(b)	8,549	205
Costco Wholesale Corp (a)	36,788	2,474
Family Dollar Stores Inc (a)	12,229	310
Target Corp	71,116	4,364
TJX Cos Inc	37,349	1,081
Wal-Mart Stores Inc	201,625	9,115

		17,549

Retail — Drug Store (0.72%)
CVS Caremark Corp	124,399	5,196
Walgreen Co	83,468	3,310

		8,506

Retail — Jewelry (0.05%)
Tiffany & Co	11,485	622

Retail — Major Department Store (0.16%)
JC Penney Co Inc	18,618	1,047
Sears Holdings Corp (a)(b)	6,359	857

		1,904

Retail — Office Supplies (0.17%)
Office Depot Inc (a)(b)	22,913	430
OfficeMax Inc	6,328	200
Staples Inc (a)	59,972	1,400

		2,030

Retail — Regional Department Store (0.23%)
Dillard’s Inc (a)	5,111	118
Kohl’s Corp (b)	26,695	1,467
Macy’s lnc (a)	36,417	1,167

		2,752

Retail — Restaurants (0.86%)
Darden Restaurants Inc	11,901	512
McDonald’s Corp	100,111	5,977
Starbucks Corp (a)(b)	62,607	1,670
Wendy’s International Inc	7,336	255
Yum! Brands Inc	43,678	1,759

		10,173

Rubber — Tires (0.05%)
Goodyear Tire & Rubber Co/The (a)(b)	17,724	534
See accompanying notes

275

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Savings & Loans — Thrifts (0.27%)
Hudson City Bancorp Inc	44,675	$700
Sovereign Bancorp Inc	30,187	435
Washington Mutual Inc	73,562	2,051

		3,186

Schools (0.08%)
Apollo Group Inc (b)	11,936	946

Semiconductor Component — Integrated Circuits (0.13%)
Analog Devices Inc	26,140	874
Linear Technology Corp	18,648	616

		1,490

Semiconductor Equipment (0.30%)
Applied Materials Inc	115,763	2,248
Kla-Tencor Corp	16,225	854
Novellus Systems Inc (b)	10,401	295
Teradyne lnc (b)	15,933	197

		3,594

Steel — Producers (0.22%)
Nucor Corp	24,184	1,500
United States Steel Corp	9,930	1,071

		2,571

Steel — Specialty (0.07%)
Allegheny Technologies Inc (a)	8,586	877

Telecommunication Equipment (0.03%)
Tellabs lnc (b)	36,817	324

Telecommunication Equipment — Fiber Optics (0.32%)
Ciena Corp (a)(b)	7,221	346
Corning Inc	132,135	3,207
JDS Uniphase Corp (a)(b)	17,779	271

		3,824

Telecommunication Services (0.06%)
Embarq Corp (a)	12,817	678

Telephone — Integrated (3.30%)
AT&T Inc	512,324	21,410
CenturyTel Inc	9,401	414
Citizens Communications Co (a)	28,582	376
Qwest Communications International Inc (a)(b)	134,208	964
Sprint Nextel Corp	239,121	4,089
Verizon Communications Inc	243,818	11,233
Windstream Corp (a)	40,102	539

		39,025

Television (0.14%)
CBS Corp (a)	57,535	1,651

Therapeutics (0.30%)
Gilead Sciences Inc (b)	77,816	3,594

Tobacco (1.23%)
Altria Group Inc	176,841	12,897
Reynolds American Inc (a)	14,372	926
UST Inc (a)	13,388	714

		14,537

Tools — Hand Held (0.10%)
Black & Decker Corp (a)	5,519	496
Snap-On Inc	4,866	243
Stanley Works/The (a)	6,896	397

		1,136

Toys (0.09%)
Hasbro Inc	13,438	401
Mattel Inc	33,147	693

		1,094

Transport — Rail (0.71%)
Burlington Northern Santa Fe Corp	25,235	2,199
CSX Corp	36,878	1,651
Norfolk Southern Corp	33,063	1,708
Union Pacific Corp	22,378	2,865

		8,423

Transport — Services (0.94%)
CH Robinson Worldwide Inc	14,499	724
Expeditors International Washington Inc	17,892	906
FedEx Corp	25,937	2,680
Ryder System Inc	5,025	240
United Parcel Service Inc	88,184	6,623

		11,173

Web Portals (1.46%)
Google Inc (b)	19,403	13,718
Yahoo! Inc (a)(b)	113,165	3,519

		17,237

Wireless Equipment (0.82%)
Motorola Inc	194,430	3,653
Qualcomm lnc	140,638	6,010

		9,663

TOTAL COMMON STOCKS		$1,149,747

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (8.58%)
Money Market Funds (8.58%)
BNY Institutional Cash Reserve Fund (d)	$101,531	$101,531

TOTAL SHORT TERM INVESTMENTS		$101,531

See accompanying notes

276

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

REPURCHASE AGREEMENTS (2.78%)
Money Center Banks (2.78%)

Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07(collateralized by U.S. Government Agency Issues; $16,971,000; 0%; dated 12/13/07-07/25/08)	$16,477	$16,477

Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $16,971,000; 0%-6.13%; dated 12/04/07-08/25/16)	16,477	16,477

		32,954

TOTAL REPURCHASE AGREEMENTS		$32,954

Total Investments		$1,284,232
Liabilities in Excess of Other Assets, Net — (8.50)%		(100,572)

TOTAL NET ASSETS — 100.00%		$1,183,660

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $6,174 or 0.52% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$312,083
Unrealized Depreciation	(42,399)

Net Unrealized Appreciation (Depreciation)	269,684
Cost for federal income tax purposes	1,014,548
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
S & P 500; December 2007	86	$33,207	$33,430	$223
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	29.81%
Consumer, Non-cyclical	19.06%
Energy	11.46%
Industrial	11.41%
Technology	11.40%
Communications	11.36%
Consumer, Cyclical	7.16%
Basic Materials	3.22%
Utilities	3.20%
Exchange Traded Funds	0.36%
Diversified	0.06%
Liabilities in Excess of Other Assets, Net	(8.50%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	2.82%
All dollar amounts are shown in thousands (000’s)
See accompanying notes

277

Schedule of Investments
LargeCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (96.80%)
Advertising Agencies (0.52%)
Interpublic Group of Cos Inc (a)(b)	187,000	$1,935
Omnicom Group Inc (a)	50,760	2,588

		4,523

Aerospace & Defense (1.88%)
General Dynamics Corp	79,200	7,204
Lockheed Martin Corp	31,500	3,466
Raytheon Co	88,080	5,603

		16,273

Agricultural Chemicals (0.59%)
Mosaic Co/The (b)	73,930	5,160

Airlines (0.43%)
UAL Corp (a)(b)	77,168	3,696

Auto/Truck Parts & Equipment — Original (0.46%)
BorgWarner Inc	37,860	4,002

Batteries & Battery Systems (0.27%)
Energizer Holdings Inc (a)(b)	22,310	2,327

Beverages — Non-Alcoholic (0.96%)
Coca-Cola Co/The	135,100	8,344

Brewery (0.54%)
Anheuser-Busch Cos Inc	91,404	4,687

Broadcasting Services & Programming (1.11%)
Discovery Holding Co (b)	127,150	3,625
Liberty Media Corp — Capital Series A (b)	48,021	6,002

		9,627

Chemicals — Diversified (1.12%)
Celanese Corp	111,600	4,683
EI Du Pont de Nemours & Co	101,640	5,032

		9,715

Chemicals — Specialty (0.78%)
Lubrizol Corp	46,310	3,144
Sigma-Aldrich Corp	69,640	3,598

		6,742

Coatings & Paint (0.39%)
Sherwin-Williams Co/The	52,370	3,347

Commercial Banks (1.29%)
BB&T Corp (a)	140,710	5,202
Colonial BancGroup Inc/The	105,763	2,029
M&T Bank Corp	39,880	3,967

		11,198

Computer Services (0.31%)
Electronic Data Systems Corp	123,930	2,676

Computers (1.55%)
Hewlett-Packard Co	56,580	2,924
International Business Machines Corp	66,420	7,713
Sun Microsystems Inc (b)	496,130	2,833

		13,470

Containers — Metal & Glass (0.43%)
Owens-Illinois Inc (a)(b)	83,500	3,709

Cosmetics & Toiletries (1.33%)
Procter & Gamble Co	166,400	11,568

Distribution & Wholesale (0.29%)
WW Grainger Inc	28,000	2,518

Diversified Manufacturing Operations (6.96%)
Cooper Industries Ltd (a)	73,930	3,873
Eaton Corp	51,150	4,736
General Electric Co	938,142	38,614
Honeywell International Inc	72,974	4,408
ITT Corp	46,490	3,111
Parker Hannifin Corp	70,620	5,676

		60,418

E-Commerce — Services (0.46%)
Expedia Inc (a)(b)	121,700	3,975

Electric — Integrated (4.16%)
Edison International	102,782	5,971
FirstEnergy Corp	79,480	5,540
FPL Group Inc	109,550	7,495
PG&E Corp	125,521	6,142
PPL Corp	74,073	3,830
Public Service Enterprise Group Inc	74,043	7,078

		36,056

Electronic Components — Semiconductors (0.35%)
Intersil Corp	100,090	3,037

Fiduciary Banks (0.16%)
Wilmington Trust Corp	38,204	1,389

Finance — Credit Card (0.43%)
Discover Financial Services (a)	192,069	3,707

Finance — Investment Banker & Broker (7.47%)
Citigroup Inc	468,131	19,615
Goldman Sachs Group Inc/The	42,047	10,424
JPMorgan Chase & Co	462,518	21,738
Merrill Lynch & Co Inc	46,980	3,102
Morgan Stanley	147,850	9,944

		64,823

See accompanying notes

278

Schedule of Investments
LargeCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Finance — Mortgage Loan/Banker (1.05%)
Federal National Mortgage Association	160,500	$9,155

Food — Confectionery (0.43%)
JM Smucker Co/The (a)	70,404	3,762

Food — Miscellaneous/Diversified (1.11%)
General Mills Inc	86,340	4,984
HJ Heinz Co (a)	55,890	2,615
Kraft Foods Inc	61,020	2,039

		9,638

Food — Retail (0.50%)
Kroger Co/The	146,480	4,305

Gas — Distribution (0.92%)
Energen Corp	68,398	4,377
Southern Union Co (a)	113,230	3,567

		7,944

Independent Power Producer (0.92%)
Mirant Corp (a)(b)	95,604	4,050
Reliant Energy Inc (a)(b)	142,410	3,919

		7,969

Instruments — Scientific (0.40%)
Thermo Fisher Scientific Inc (a)(b)	58,700	3,452

Internet Security (0.70%)
McAfee Inc (a)(b)	80,070	3,311
Symantec Corp (a)(b)	147,970	2,779

		6,090

Investment Management & Advisory Services (0.45%)
Ameriprise Financial Inc	62,021	3,906

Life & Health Insurance (1.22%)
Cigna Corp	31,700	1,664
Lincoln National Corp	80,460	5,018
Prudential Financial Inc	12,840	1,242
Reinsurance Group of America Inc	47,060	2,689

		10,613

Machinery — Construction & Mining (0.26%)
Terex Corp (a)(b)	30,550	2,267

Medical — Biomedical/Gene (0.34%)
Invitrogen Corp (a)(b)	32,706	2,972

Medical —Drugs (3.34%)
Eli Lilly & Co	103,209	5,589
Merck & Co Inc	120,050	6,994
Pfizer Inc (c)	667,198	16,420

		29,003

Medical — Generic Drugs (0.30%)
Watson Pharmaceuticals Inc (b)	84,198	2,573

Medical — HMO (0.99%)
Aetna Inc	69,610	3,910
WellPoint Inc (b)	58,790	4,658

		8,568

Medical — Wholesale Drug Distribution (0.28%)
AmerisourceBergen Corp	51,040	2,404

Medical Products (1.18%)
Johnson & Johnson	157,470	10,262

Metal Processors & Fabrication (0.30%)
Commercial Metals Co	83,440	2,618

Motion Pictures & Services (0.07%)
DreamWorks Animation SKG Inc (b)	18,671	608

Multi-Line Insurance (5.17%)
ACE Ltd	76,670	4,647
American Financial Group Inc/OH	90,007	2,691
American International Group Inc	274,600	17,333
Hartford Financial Services Group Inc	64,510	6,259
HCC Insurance Holdings Inc (a)	84,610	2,529
MetLife Inc	99,830	6,873
XL Capital Ltd	62,945	4,529

		44,861

Multimedia (1.48%)
Time Warner Inc	231,450	4,226
Walt Disney Co/The (a)	248,330	8,600

		12,826

Office Automation & Equipment (0.63%)
Xerox Corp	316,040	5,512

Oil Company — Exploration & Production (2.08%)
Apache Corp	64,610	6,707
Occidental Petroleum Corp	164,281	11,344

		18,051

Oil Company — Integrated (10.95%)
Chevron Corp	267,238	24,455
ConocoPhillips	158,649	13,479
Exxon Mobil Corp (c)	528,324	48,600
Marathon Oil Corp	143,870	8,507

		95,041

Oil Field Machinery & Equipment (0.61%)
National Oilwell Varco Inc (b)	71,890	5,265
See accompanying notes

279

Schedule of Investments
LargeCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Oil Refining & Marketing (0.37%)
Frontier Oil Corp (a)	70,654	$3,235

Photo Equipment & Supplies (0.49%)
Eastman Kodak Co	149,977	4,298

Property & Casualty Insurance (1.78%)
Arch Capital Group Ltd (b)	30,370	2,270
Chubb Corp	104,703	5,586
Travelers Cos Inc/The	145,640	7,604

		15,460

Publishing — Periodicals (0.31%)
Idearc Inc (a)	101,077	2,727

Radio (0.00%)
Citadel Broadcasting Corp (a)	2	—

Regional Banks (7.96%)
Bank of America Corp	430,923	20,805
Comerica Inc (a)	80,910	3,777
Fifth Third Bancorp	107,383	3,359
Keycorp (a)	137,330	3,907
US Bancorp	300,980	9,980
Wachovia Corp	265,267	12,131
Wells Fargo & Co	443,300	15,077

		69,036

Reinsurance (0.28%)
Axis Capital Holdings Ltd (a)	61,320	2,437

REITS — Apartments (0.41%)
AvalonBay Communities Inc	29,200	3,581

REITS — Hotels (0.54%)
Hospitality Properties Trust	48,610	1,925
Host Hotels & Resorts Inc	126,170	2,796

		4,721

REITS — Office Property (0.82%)
Boston Properties Inc (a)	40,087	4,343
SL Green Realty Corp (a)	23,170	2,796

		7,139

REITS — Regional Malls (0.33%)
Taubman Centers Inc (a)	48,620	2,862

REITS — Warehouse & Industrial (0.47%)
Prologis	56,480	4,052

Retail — Consumer Electronics (0.26%)
RadioShack Corp (a)	108,860	2,245

Retail — Discount (0.78%)
BJ’s Wholesale Club Inc (a)(b)	120,790	4,334
Dollar Tree Stores Inc (a)(b)	62,850	2,407

		6,741

Retail — Restaurants (1.18%)
McDonald’s Corp	171,343	10,229

Steel — Producers (0.92%)
Reliance Steel & Aluminum Co	47,100	2,748
United States Steel Corp	48,491	5,232

		7,980

Telecommunication Services (0.45%)
Embarq Corp (a)	73,180	3,873

Telephone — Integrated (5.83%)
AT&T Inc	756,249	31,604
CenturyTel Inc	82,909	3,652
Sprint Nextel Corp	162,906	2,786
Verizon Communications Inc	271,793	12,521

		50,563

Tobacco (2.15%)
Altria Group Inc	144,963	10,572
Loews Corp — Carolina Group	51,980	4,459
UST Inc (a)	67,550	3,602

		18,633

Tools — Hand Held (0.38%)
Snap-On Inc	65,370	3,263

Toys (0.34%)
Hasbro Inc	99,180	2,960

Transport — Marine (0.32%)
Tidewater Inc (a)	50,461	2,759

Transport — Truck (0.34%)
Con-way Inc	68,542	2,921

Wireless Equipment (0.17%)
Motorola Inc	78,120	1,468

TOTAL COMMON STOCKS		$839,835

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (8.68%)
Commercial Paper (3.49%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/1/2007	$30,256	$30,256
See accompanying notes

280

Schedule of Investments
LargeCap Value Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (continued)
Money Market Funds (5.19%)
BNY Institutional Cash Reserve Fund (d)	$45,004	$45,004

TOTAL SHORT TERM INVESTMENTS		$75,260

Total Investments		$915,095
Liabilities in Excess of Other Assets, Net — (5.48)%		(47,527)

TOTAL NET ASSETS — 100.00%		$867,568

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $2,392 or 0.28% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$117,352
Unrealized Depreciation	(20,501)

Net Unrealized Appreciation (Depreciation)	96,851
Cost for federal income tax purposes	818,244
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
Russell 1000; June 2007	66	$27,276	$27,971	$695
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	38.52%
Energy	14.02%
Consumer, Non-cyclical	13.45%
Industrial	12.02%
Communications	11.03%
Utilities	5.99%
Consumer, Cyclical	3.80%
Basic Materials	3.80%
Technology	2.85%
Liabilities in Excess of Other Assets, Net	(5.48%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	3.22%
See accompanying notes

281

Schedule of Investments
MidCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (98.69%)
Advertising Sales (1.06%)
Lamar Advertising Co (a)	184,483	$9,862

Aerospace & Defense Equipment (1.12%)
Alliant Techsystems Inc (a)(b)	94,568	10,439

Applications Software (1.12%)
Intuit Inc (a)(b)	324,817	10,449

Broadcasting Services & Programming (5.89%)
Discovery Holding Co (b)	730,298	20,821
Liberty Global Inc — A Shares (a)(b)	149,581	5,871
Liberty Global Inc — B Shares (a)(b)	295,314	10,832
Liberty Media Corp — Capital Series A (a)(b)	139,183	17,395

		54,919

Building & Construction Products — Miscellaneous (0.36%)
USG Corp (a)(b)	83,943	3,337

Building Products — Cement & Aggregate (1.12%)
Cemex SAB de CV ADR (b)	339,379	10,409

Cable TV (2.98%)
Comcast Corp (a)(b)	483,540	10,091
EchoStar Communications Corp (a)(b)	360,304	17,641

		27,732

Casino Services (1.50%)
International Game Technology	320,794	13,990

Commercial Banks (0.55%)
M&T Bank Corp (a)	16,765	1,668
TCF Financial Corp	152,412	3,470

		5,138

Commercial Services (2.38%)
ChoicePoint Inc (a)(b)	146,821	5,773
Iron Mountain Inc (a)(b)	406,062	14,103
Weight Watchers International Inc (a)	44,111	2,260

		22,136

Commercial Services — Finance (1.23%)
Western Union Co/The	519,265	11,445

Consulting Services (0.75%)
SAIC Inc (a)(b)	356,471	7,026

Data Processing & Management (3.02%)
Automatic Data Processing Inc	152,530	7,560
Broadridge Financial Solutions Inc	79,408	1,588
Fidelity National Information Services	194,971	8,992
Paychex Inc	121,427	5,073
SEI Investments Co	155,673	4,922

		28,135

Dental Supplies & Equipment (1.44%)
Dentsply International Inc	323,920	13,436

Distribution & Wholesale (0.25%)
Fastenal Co (a)	52,742	2,346

Diversified Manufacturing Operations (1.10%)
Dover Corp	141,840	6,525
Tyco International Ltd	91,052	3,748

		10,273

Diversified Operations (1.70%)
Onex Corp (b)	379,559	15,803

E-Commerce — Services (0.71%)
Liberty Media Corp — Interactive (b)	311,133	6,605

Electric — Generation (1.31%)
AES Corp/The (b)	570,385	12,212

Electric — Integrated (1.03%)
Ameren Corp (a)	113,387	6,130
SCANA Corp	85,635	3,476

		9,606

Electronic Components — Miscellaneous (1.29%)
Gentex Corp (a)	580,177	12,056

Electronic Components — Semiconductors (0.27%)
Microchip Technology Inc	77,060	2,556

Energy — Alternate Sources (2.18%)
Covanta Holding Corp (a)(b)	750,415	20,344

Finance — Credit Card (0.67%)
American Express Co	101,858	6,208

Food — Wholesale & Distribution (1.65%)
SYSCO Corp	447,156	15,333

Forestry (1.14%)
Weyerhaeuser Co	140,313	10,651

Gold Mining (1.76%)
Newmont Mining Corp	322,562	16,406

Insurance Brokers (2.06%)
AON Corp	186,391	8,447
Brown & Brown Inc	208,780	5,259
Marsh & McLennan Cos Inc	213,337	5,524

		19,230

Investment Companies (0.25%)
RHJ International (b)	136,084	2,354
See accompanying notes

282

Schedule of Investments
MidCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Investment Management & Advisory Services (1.28%)
Legg Mason Inc (a)	143,964	$11,940

Life & Health Insurance (2.24%)
Aflac Inc	331,764	20,828

Linen Supply & Related Items (2.71%)
Cintas Corp	689,871	25,249

Machinery — Print Trade (1.48%)
Zebra Technologies Corp (a)(b)	353,329	13,812

Medical -Drugs (1.14%)
Valeant Pharmaceuticals International (a)	730,019	10,622

Medical — HMO (2.05%)
Coventry Health Care Inc (b)	315,975	19,056

Medical — Outpatient & Home Medical Care (1.25%)
Lincare Holdings Inc (b)	335,022	11,649

Medical Instruments (1.62%)
St Jude Medical Inc (b)	370,509	15,091

Medical Laboratory & Testing Service (1.84%)
Laboratory Corp of America Holdings (b)	250,076	17,193

Medical Products (0.58%)
Covidien Ltd	129,223	5,376

Multi-Line Insurance (2.23%)
Loews Corp	422,788	20,755

Office Automation & Equipment (0.57%)
Pitney Bowes Inc (a)	133,703	5,353

Oil — Field Services (1.56%)
Weatherford International Ltd (a)(b)	224,239	14,555

Oil & Gas Drilling (1.09%)
Nabors Industries Ltd (a)(b)	363,325	10,202

Oil Company — Exploration & Production (5.32%)
Cimarex Energy Co	316,343	12,815
Encore Acquisition Co (a)(b)	392,408	14,401
EOG Resources Inc	69,499	6,158
Rosetta Resources Inc (a)(b)	268,439	5,100
XTO Energy Inc	166,955	11,083

		49,557

Pipelines (6.70%)
Equitable Resources Inc	314,636	17,720
National Fuel Gas Co	84,532	4,099
Questar Corp	283,864	16,203
Spectra Energy Corp	405,588	10,537
Williams Cos Inc	379,283	13,840

		62,399

Property & Casualty Insurance (4.33%)
Fidelity National Financial Inc	343,827	5,292
Markel Corp (a)(b)	30,863	16,766
Mercury General Corp	214,254	10,993
White Mountains Insurance Group Ltd (a)	13,503	7,259

		40,310

Publishing — Newspapers (1.64%)
Washington Post Co/The	18,050	15,324

Real Estate Operator & Developer (4.38%)
Brookfield Asset Management Inc (a)	617,319	25,180
Forest City Enterprises Inc (a)	274,245	15,610

		40,790

Reinsurance (1.57%)
Everest Re Group Ltd	137,730	14,674

Retail — Auto Parts (2.70%)
Autozone Inc (a)(b)	63,918	7,952
O’Reilly Automotive Inc (a)(b)	521,076	17,206

		25,158

Retail — Automobile (0.72%)
Carmax Inc (a)(b)	320,804	6,695

Retail — Discount (1.16%)
TJX Cos Inc	372,406	10,774

Retail — Restaurants (1.20%)
Yum! Brands Inc	278,521	11,216

Telephone — Integrated (1.53%)
Telephone & Data Systems Inc — Special Shares	216,841	14,279

Textile — Home Furnishings (0.96%)
Mohawk Industries Inc (a)(b)	104,370	8,907

Transport — Truck (0.36%)
Heartland Express Inc (a)	238,732	3,328

Wireless Equipment (2.59%)
American Tower Corp (b)	545,307	24,092

TOTAL COMMON STOCKS		$919,620

See accompanying notes

283

Schedule of Investments
MidCap Blend Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (23.53%)
Commercial Paper (1.36%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/1/2007	$12,659	$12,659

Money Market Funds (22.17%)
BNY Institutional Cash Reserve Fund (c)	206,611	206,611

TOTAL SHORT TERM INVESTMENTS		$219,270

Total Investments		$1,138,890
Liabilities in Excess of Other Assets, Net — (22.22)%		(207,035)

TOTAL NET ASSETS — 100.00%		$931,855

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$218,309
Unrealized Depreciation	(28,590)

Net Unrealized Appreciation (Depreciation)	189,719
Cost for federal income tax purposes	949,171
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	43.09%
Energy	16.85%
Communications	16.40%
Consumer, Non-cyclical	15.92%
Consumer, Cyclical	11.20%
Industrial	6.83%
Technology	4.99%
Basic Materials	2.90%
Utilities	2.34%
Diversified	1.70%
Liabilities in Excess of Other Assets, Net	(22.22%)

TOTAL NET ASSETS	100.00%

See accompanying notes

284

Schedule of Investments
MidCap Stock Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (95.74%)
Airlines (3.83%)
AMR Corp (a)(b)	690,800	$16,579
Continental Airlines Inc (a)(b)	467,200	16,049

		32,628

Auto/Truck Parts & Equipment — Original (2.27%)
Magna International Inc (a)	204,500	19,378

Chemicals — Specialty (4.63%)
Cabot Corp (a)	437,900	15,331
Lubrizol Corp	355,700	24,145

		39,476

Coatings & Paint (2.03%)
Valspar Corp (a)	690,200	17,276

Commercial Banks (2.05%)
Cullen/Frost Bankers Inc	71,900	3,824
TCF Financial Corp (a)	600,400	13,671

		17,495

Commercial Services (2.33%)
Weight Watchers International Inc	388,300	19,897

Computers — Integrated Systems (1.40%)
Diebold Inc	286,300	11,979

Computers — Memory Devices (1.86%)
Network Appliance Inc (b)	502,400	15,821

Computers — Peripheral Equipment (1.98%)
Electronics for Imaging (a)(b)	742,200	16,922

Cosmetics & Toiletries (1.37%)
Estee Lauder Cos Inc/The (a)	266,500	11,699

Data Processing & Management (2.22%)
Fidelity National Information Services	410,923	18,952

Diversified Manufacturing Operations (2.35%)
Teleflex Inc	273,700	20,038

Electric — Integrated (6.17%)
DTE Energy Co (a)	314,200	15,584
Pinnacle West Capital Corp	504,200	20,370
Wisconsin Energy Corp	347,100	16,619

		52,573

Electronic Components — Semiconductors (2.40%)
Microchip Technology Inc	617,500	20,482

Electronic Parts Distribution (2.01%)
Arrow Electronics Inc (b)	429,300	17,163

Enterprise Software & Services (2.03%)
BMC Software Inc (b)	510,900	17,289

Financial Guarantee Insurance (1.76%)
AMBAC Financial Group Inc (a)	280,600	10,334
PMI Group Inc/The (a)	289,500	4,641

		14,975

Food — Dairy Products (0.75%)
Dean Foods Co (a)	230,850	6,411

Machinery Tools & Related Products (2.89%)
Lincoln Electric Holdings Inc	340,900	24,630

Medical — Generic Drugs (1.94%)
Mylan Inc (a)	1,098,425	16,520

Medical — Hospitals (1.78%)
Universal Health Services Inc	311,900	15,205

Medical — Wholesale Drug Distribution (0.69%)
AmerisourceBergen Corp	124,000	5,842

Medical Information Systems (2.19%)
IMS Health Inc	740,282	18,663

Medical Instruments (2.04%)
Edwards Lifesciences Corp (a)(b)	346,000	17,376

Medical Laboratory & Testing Service (2.61%)
Covance Inc (b)	269,600	22,242

Medical Products (0.06%)
PSS World Medical Inc (a)(b)	24,200	489

Multi-Line Insurance (2.74%)
HCC Insurance Holdings Inc	782,900	23,401

Non-Hazardous Waste Disposal (3.70%)
Allied Waste Industries Inc (a)(b)	676,600	8,552
Republic Services Inc (a)	671,450	22,957

		31,509

Office Furnishings — Original (2.28%)
HNI Corp (a)	449,200	19,477

Oil & Gas Drilling (2.13%)
Nabors Industries Ltd (a)(b)	648,200	18,201

Oil Company — Exploration & Production (4.96%)
Cimarex Energy Co	461,400	18,691
Noble Energy Inc	308,200	23,590

		42,281

See accompanying notes

285

Schedule of Investments
MidCap Stock Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Oil Refining & Marketing (0.12%)
Tesoro Corp (a)	16,600	$1,005

Pharmacy Services (1.38%)
Express Scripts Inc (a)(b)	185,900	11,730

Property & Casualty Insurance (1.87%)
Fidelity National Financial Inc	1,038,038	15,975

Reinsurance (1.63%)
Max Capital Group Ltd (a)	491,300	13,899

REITS — Mortgage (0.08%)
Redwood Trust Inc (a)	25,000	659

REITS — Office Property (1.91%)
Alexandria Real Estate Equities Inc (a)	158,100	16,306

REITS — Regional Malls (1.30%)
General Growth Properties Inc (a)	204,300	11,106

Rental — Auto & Equipment (2.17%)
Aaron Rents Inc (a)	874,000	18,511

Retail — Apparel & Shoe (1.65%)
Nordstrom Inc (a)	356,100	14,045

Retail — Jewelry (2.62%)
Tiffany & Co	412,000	22,322

Retail — Restaurants (1.10%)
Papa John’s International Inc (a)(b)	403,800	9,409

Savings & Loans — Thrifts (2.60%)
Washington Federal Inc (a)	917,650	22,170

Toys (2.01%)
Mattel Inc	818,400	17,096

Transport — Marine (1.85%)
Tidewater Inc (a)	288,700	15,783

TOTAL COMMON STOCKS		$816,306

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (20.37%)
Money Market Funds (20.37%)
BNY Institutional Cash Reserve Fund (c)	$173,696	173,696

TOTAL SHORT TERM INVESTMENTS		$173,696

REPURCHASE AGREEMENTS (4.24%)
Money Center Banks (4.24%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $18,626,000; 0%; dated 12/13/07-07/25/08)	$18,084	$18,084
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $18,626,000; 0% - 6.13%; dated 12/04/07-08/25/16)	18,083	18,083

		36,167

TOTAL REPURCHASE AGREEMENTS		$36,167

Total Investments		$1,026,169
Liabilities in Excess of Other Assets, Net — (20.35)%		(173,535)

TOTAL NET ASSETS — 100.00%		$852,634

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$228,117
Unrealized Depreciation	(30,136)

Net Unrealized Appreciation (Depreciation)	197,981
Cost for federal income tax purposes	828,188
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	40.56%
Consumer, Non-cyclical	17.11%
Consumer, Cyclical	15.76%
Technology	14.09%
Industrial	12.80%
Energy	7.21%
Basic Materials	6.66%
Utilities	6.16%
Liabilities in Excess of Other Assets, Net	(20.35%)

TOTAL NET ASSETS	100.00%

See accompanying notes

286

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

COMMERCIAL PAPER (77.64%)
Agricultural Operations (1.75%)
Cargill Inc
4.85%, 11/2/2007	$2,525	$2,525
5.50%, 11/13/2007	13,000	12,976
5.40%, 11/15/2007	8,325	8,307
4.84%, 1/24/2008	11,000	10,876
4.72%, 3/20/2008	10,000	9,816

		44,500

Asset Backed Securities (2.46%)
CAFCO
5.25%, 11/1/2007	12,970	12,970
5.29%, 11/16/2007	10,000	9,978
4.98%, 12/10/2007	8,650	8,603
4.88%, 1/16/2008	12,000	11,876
4.77%, 1/29/2008	7,230	7,145
FCAR Owner Trust I
5.24%, 11/15/2007	11,900	11,876

		62,448

Auto — Car & Light Trucks (0.28%)
BMW US Capital Corp
4.72%, 12/11/2007	7,110	7,073
Beverages — Non-Alcoholic (1.84%)
Coca-cola Co
5.24%, 11/27/2007	12,000	11,955
5.24%, 11/28/2007	11,900	11,853
5.20%, 11/29/2007	12,000	11,951
5.20%, 12/7/2007	11,000	10,943

		46,702

Chemicals — Diversified (1.67%)
BASFAG
5.15%, 1/10/2008	11,000	10,890
5.19%, 1/10/2008	10,000	9,899
4.73%, 1/25/2008	10,000	9,888
4.63%, 2/1/2008	12,000	11,858

		42,535

Commercial Banks (10.85%)
Calyon North America
5.36%, 11/9/2007	10,000	9,988
4.965%, 11/21/2007	10,000	9,972
5.46%, 12/13/2007	15,000	14,904
Nordea North America
5.49%, 11/2/2007	10,000	9,999
5.34%, 1/3/2008	10,000	9,907
5.47%, 1/8/2008	11,000	10,886
4.97%, 2/19/2008	10,000	9,848
4.89%, 3/7/2008	10,000	9,828
Skandinaviska Enskilda Banken
5.16%, 11/2/2007	11,000	10,998
5.59%, 11/13/2007	10,000	9,981
5.07%, 1/25/2008	6,560	6,481
5.095%, 2/6/2008	9,000	8,876
Societe Generate North America Inc
5.165%, 11/5/2007	10,890	10,884
5.42%, 11/7/2007	7,190	7,184
5.20%, 12/11/2007	8,000	7,954
5.02%, 12/27/2007	10,000	9,922
4.90%, 1/22/2008	6,760	6,685
4.85%, 2/4/2008	7,300	7,207
Svenska Handelsbanken
5.60%, 12/7/2007	10,900	10,839
5.045%, 1/15/2008	10,100	9,994
5.04%, 1/17/2008	12,000	11,871
Toronto — Dominion Holdings
5.05%, 1/7/2008	10,000	9,906
5.07%, 1/15/2008	8,890	8,796
5.06%, 1/31/2008	9,900	9,773
5.02%, 2/28/2008	11,000	10,817
Westpac Banking Corp
5.47%, 11/1/2007	11,220	11,220
5.225%, 11/20/2007	11,250	11,219
5.35%, 12/17/2007	10,000	9,932

		275,871

Cosmetics & Toiletries (0.82%)
Procter & Gamble
4.75%, 12/5/2007	9,900	9,856
4.46%, 2/7/2008	11,100	10,965

		20,821

Diversified Financial Services (1.60%)
General Electric Capital
5.18%, 11/19/2007	8,100	8,079
4.76%, 11/20/2007	8,325	8,304
4.74%, 1/18/2008	7,000	6,928
4.82%, 1/29/2008	7,500	7,411
4.80%, 2/8/2008	10,000	9,868

		40,590

Diversified Manufacturing Operations (0.39%)
General Electric
5.24%, 12/6/2007	10,000	9,949

Finance — Auto Loans (3.18%)
Paccar Financial
5.25%, 11/19/2007	10,000	9,974
4.99%, 12/20/2007	12,000	11,918
4.73%, 12/27/2007	9,000	8,934
Toyota Motor Credit
5.26%, 11/14/2007	7,070	7,057
5.30%, 11/29/2007	8,000	7,967
5.28%, 11/30/2007	3,975	3,958
See accompanying notes

287

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

COMMERCIAL PAPER (continued)
Finance — Auto Loans (continued)
Toyota Motor Credit (continued)
5.22%, 12/4/2007	$10,000	$9,952
4.78%, 1/16/2008	9,000	8,909
4.51%, 2/27/2008	12,340	12,158

		80,827

Finance — Commercial (0.47%)
CIT Group
5.24%, 11/20/2007	12,000	11,967

Finance — Consumer Loans (3.75%)
American General Finance
4.59%, 1/28/2008	6,900	6,823
4.92%, 1/28/2008	11,200	11,065
HSBC Finance
5.25%, 11/7/2007	10,000	9,991
5.69%, 11/7/2007	10,000	9,991
5.30%, 12/5/2007	4,875	4,851
4.78%, 12/17/2007	12,000	11,927
4.90%, 12/18/2007	8,900	8,843
John Deere Capital Corp
4.77%, 12/11/2007	10,100	10,046
4.72%, 1/7/2008	10,000	9,912
4.72%, 2/1/2008	12,000	11,855

		95,304

Finance — Credit Card (1.21%)
American Express Credit
4.79%, 11/30/2007	11,000	10,957
5.03%, 12/19/2007	11,000	10,926
4.79%, 12/28/2007	9,000	8,932

		30,815

Finance — Investment Banker & Broker (8.98%)
Citigroup Funding
5.40%, 12/13/2007	13,000	12,918
Goldman Sachs Group
4.83%, 1/16/2008	7,810	7,730
Goldman Sachs Group LP
4.82%, 1/23/2008	13,000	12,856
ING U.S. Funding
5.21%, 11/6/2007	13,000	12,991
5.04%, 1/18/2008	11,900	11,770
JP Morgan & Co Inc
4.85%, 12/20/2007	10,000	9,934
JP Morgan Chase
5.26%, 11/14/2007	15,000	14,971
4.75%, 11/16/2007	7,655	7,640
5.20%, 12/10/2007	8,350	8,303
5.03%, 1/22/2008	7,000	6,920
Merrill Lynch & Co Inc
5.02%, 12/18/2007	7,210	7,163
4.82%, 12/19/2007	10,740	10,671
4.75%, 1/15/2008	10,480	10,376
4.70%, 1/30/2008	12,440	12,294
Morgan Stanley
5.55%, 11/8/2007	10,000	9,989
5.48%, 11/21/2007	4,700	4,686
5.45%, 12/13/2007	11,000	10,930
5.13%, 12/31/2007	36,725	36,725
5.62%, 1/2/2008	9,490	9,398
5.62%, 1/4/2008	10,000	9,900

		228,165

Finance — Leasing Company (2.46%)
International Lease Finance
5.26%, 11/6/2007	10,000	9,993
4.96%, 11/27/2007	11,000	10,960
4.73%, 1/9/2008	8,230	8,155
4.62%, 1/22/2008	10,000	9,895
4.80%, 1/24/2008	12,000	11,866
River Fuel Funding
4.69%, 1/31/2008	11,800	11,660

		62,529

Finance — Other Services (5.05%)
ABN-AMRO North America Finance Inc
5.195%, 11/30/2007	13,800	13,742
5.19%, 12/10/2007	13,510	13,434
5.08%, 1/10/2008	10,000	9,901
5.05%, 1/14/2008	9,000	8,906
Commoloco
5.20%, 12/5/2007	9,000	8,956
4.90%, 1/24/2008	12,000	11,863
CRC Funding
5.08%, 11/14/2007	11,000	10,980
4.74%, 1/7/2008	12,000	11,894
5.01%, 1/17/2008	10,565	10,452
Private Export Funding
5.24%, 11/9/2007	12,000	11,986
5.01%, 12/18/2007	6,750	6,706
4.77%, 1/28/2008	9,800	9,686

		128,506

Food — Miscellaneous/Diversified (1.67%)
Unilever Capital
5.26%, 11/28/2007	10,620	10,578
5.28%, 12/3/2007	12,670	12,610
5.30%, 12/7/2007	7,410	7,371
5.26%, 12/14/2007	12,000	11,925

		42,484

Life & Health Insurance (1.45%)
Prudential PLC
5.26%, 11/1/2007	8,590	8,590
See accompanying notes

288

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

COMMERCIAL PAPER (continued)
Life & Health Insurance (continued)
Prudential PLC (continued)
4.90%, 11/2/2007	$9,900	$9,899
5.70%, 11/8/2007	10,000	9,989
5.05%, 12/5/2007	3,370	3,354
5.325%, 1/25/2008	5,000	4,937

		36,769

Medical — Drugs (1.90%)
Astrazeneca PLC
4.90%, 1/11/2008	11,800	11,686
4.95%, 1/11/2008	10,000	9,902
5.22%, 1/14/2008	14,000	13,850
4.80%, 2/21/2008	13,000	12,806

		48,244

Medical — Hospitals (0.28%)
Catholic Healthcare Initiatives
5.00%, 12/11/2007	7,000	7,001

Money Center Banks (7.37%)
Allied Irish Bank
5.55%, 12/4/2007	13,000	12,934
Bank of America
5.20%, 11/1/2007	10,000	10,000
5.40%, 11/16/2007	10,870	10,846
5.42%, 12/4/2007	10,300	10,249
4.98%, 1/2/2008	11,000	10,906
5.02%, 1/2/2008	8,700	8,625
Bank of Scotland PLC
5.03%, 2/12/2008	8,900	8,772
4.70%, 2/26/2008	5,940	5,849
BNP Paribas Finance
5.51%, 12/11/2007	10,000	9,939
5.51%, 12/12/2007	10,000	9,937
5.31%, 1/9/2008	14,150	14,006
4.85%, 2/5/2008	7,000	6,909
HBOS Treasury Services
5.45%, 11/5/2007	11,000	10,993
5.43%, 12/17/2007	11,000	10,924
UBS Finance Delaware LLC
5.21%, 11/14/2007	12,900	12,876
5.39%, 11/23/2007	6,000	5,980
5.21%, 12/6/2007	9,000	8,954
5.025%, 1/24/2008	8,000	7,906
4.815%, 2/22/2008	11,000	10,834

		187,439

Multimedia (1.28%)
Walt Disney Co
4.84%, 1/14/2008	12,000	11,881
4.81%, 1/22/2008	9,000	8,901
4.80%, 1/29/2008	11,900	11,759

		32,541

BP Capital Markets PLC
4.96%, 11/19/2007	10,000	9,975
4.75%, 11/27/2007	6,580	6,557
4.75%, 11/29/2007	6,950	6,924
4.76%, 2/4/2008	13,000	12,837
4.74%, 3/27/2008	10,000	9,807
Total Capital
5.37%, 12/6/2007	15,000	14,922
4.75%, 12/21/2007	9,000	8,941
4.79%, 12/31/2007	11,000	10,912

		80,875

Regional Banks (0.45%)
Wells Fargo & Co
4.65%, 11/23/2007	11,500	11,467
Retail — Discount (1.19%)
Wal-Mart Stores
4.72%, 12/26/2007	7,450	7,396
4.72%, 1/8/2008	23,000	22,795

		30,191

Special Purpose Entity (8.18%)
American Honda Finance Corp
5.28%, 11/8/2007	10,050	10,040
Barclays U.S. Funding
5.225%, 11/13/2007	10,000	9,983
5.415%, 11/26/2007	20,905	20,828
5.60%, 11/26/2007	9,325	9,289
5.08%, 12/31/2007	9,000	8,924
Charta LLC
4.83%, 11/28/2007	10,000	9,964
5.50%, 11/29/2007	5,450	5,429
4.88%, 12/14/2007	12,300	12,228
Coop Association of Tractor Dealers
5.28%, 11/5/2007	9,300	9,295
Galaxy Funding
5.30%, 11/6/2007	12,000	11,991
Grampian Funding
5.22%, 12/12/2007	12,000	11,929
5.20%, 1/11/2008	10,000	9,897
Prudential Funding Corp
5.25%, 12/7/2007	11,000	10,942
Scaldis Capital
5.22%, 11/9/2007	15,283	15,265
5.45%, 12/10/2007	11,462	11,394
Stanfield Victoria Funding
5.16%, 11/21/2007 (a)	7,000	6,980
Whistlejacket Capital Ltd
5.24%, 11/15/2007 (a)	13,000	12,973
Yorktown Capital
5.07%, 12/5/2007	10,000	9,952
See accompanying notes

289

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

COMMERCIAL PAPER (continued)
Special Purpose Entity (continued)
Yorktown Capital (continued)
4.85%, 1/18/2008	$10,800	$10,686

		207,989

Supranational Bank (1.98%)
Corp Andina de Fomento
5.59%, 12/12/2007	10,000	9,936
5.14%, 1/4/2008	12,000	11,890
5.04%, 2/14/2008	7,960	7,843
5.05%, 2/15/2008	12,000	11,822
5.02%, 2/25/2008	9,000	8,854

		50,345

Telephone — Integrated (1.64%)
Telstra Corp
5.38%, 11/7/2007	8,650	8,642
5.15%, 12/3/2007	9,420	9,377
5.05%, 1/9/2008	11,900	11,785
4.68%, 1/24/2008	12,000	11,869

		41,673

Tools — Hand held (0.31%)
Stanley Works
4.74%, 12/3/2007	7,890	7,857

TOTAL COMMERCIAL PAPER		$1,973,477

CERTIFICATE OF DEPOSIT (1.29%)
Commercial Banks (1.29%)
Citibank NA
4.94%, 1/23/2008	10,800	10,800
4.75%, 1/29/2008	12,000	12,000
4.75%, 1/30/2008	10,100	10,100

		32,900

TOTAL CERTIFICATE OF DEPOSIT		$32,900

FUNDING AGREEMENTS (2.40%)
Financial Guarantee Insurance (2.40%)
ING Funding Agreement
5.40%, 12/3/2007 (a)	25,000	25,000
New York Life Funding Agreement
5.37%, 2/1/2008 (a)(b)	36,000	36,000

		61,000

TOTAL FUNDING AGREEMENTS		$61,000

BONDS (12.09%)
Aerospace & Defense (0.19%)
General Dynamics Corp
3.00%, 5/15/2008	4,840	4,778

Asset Backed Securities (0.41%)
Caterpillar Financial Asset Trust
5.67%, 4/25/2008	4,474	4,474
CNH Equipment Trust
5.26%, 12/17/2007 (b)	2,009	2,009
5.82%, 4/15/2008	4,036	4,036

		10,519

Auto — Car & Light Trucks (0.13%)
BMW US Capital LLC
5.12%, 11/5/2007 (c)	3,300	3,300

Automobile Sequential (2.09%)
AmeriCredit Automobile Receivables Trust
5.32%, 11/6/2007 (b)	907	907
Americredit Prime Automobile Receivable Trust
5.27%, 4/8/2008	12,400	12,400
BMW Vehicle Lease Trust
5.06%, 7/15/2008 (d)	8,400	8,400
Capital Auto Receivables Asset Trust
5.37%, 2/15/2008 (c)	2,253	2,253
Carmax Auto Owner Trust
5.84%, 3/17/2008	4,920	4,920
Harley-Davidson Motorcycle Trust
5.59%, 3/17/2008	5,972	5,972
Honda Auto Receivables Owner Trust
5.56%, 4/15/2008 (b)	1,694	1,694
Hyundai Auto Receivables Trust
5.29%, 4/15/2008	2,561	2,561
Merrill Auto Trust Securitization
5.35%, 2/15/2008	4,875	4,875
Triad Auto Receivables Owner Trust
5.30%, 11/12/2007	1,145	1,145
Wachovia Auto Loan Owner Trust
5.34%, 12/20/2007	2,212	2,212
World Omni Auto Receivables Trust
5.68%, 4/15/2008	5,876	5,876

		53,215

Chemicals — Diversified (0.24%)
BASF Finance Europe NV
5.17%, 10/17/2008 (c)	6,100	6,100

Commercial Banks (0.67%)
BBS Finance Ltd
5.17%, 11/2/2007 (c)	9,000	9,000
Skandinaviska Enskilda Banken AB
5.18%, 12/24/2007 (b)(c)	8,000	8,000

		17,000

Finance — Consumer Loans (0.53%)
HSBC Finance Corp
6.40%, 6/17/2008	5,100	5,129
John Deere Capital Corp
5.38%, 12/27/2007 (b)	8,335	8,335

		13,464

Finance — Investment Banker & Broker (1.10%)
Bear Stearns Cos Inc/The
4.00%, 1/31/2008	5,710	5,688
See accompanying notes

290

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Finance — Investment Banker & Broker (continued)
Goldman Sachs Group LP
5.08%, 1/25/2008 (b)(c)	$13,000	$13,000
JPMorgan Chase & Co
5.11%, 11/2/2007 (b)	2,500	2,500
Lehman Brothers Holdings Inc
5.36%, 12/27/2007 (b)	6,860	6,860

		28,048

Medical — Hospitals (0.51%)
Portland Clinic LLP/The
4.87%, 11/20/2027	12,960	12,960

Medical — Outpatient & Home Medical Care (0.26%)
Everett Clinic PS
4.97%, 5/1/2022	6,600	6,600

Money Center Banks (0.35%)
Allied Irish Bank
5.00%, 11/19/2007 (c)	9,000	9,000

Property & Casualty Insurance (0.20%)
Chubb Corp
4.93%, 11/16/2007	5,000	4,999

Special Purpose Entity (5.41%)
Advance Packaging Corp
4.92%, 10/1/2036	10,825	10,825
Aerospace Corp
4.84%, 6/1/2036 (c)	50,000	50,000
Allstate Global Life Funding Trust
5.13%, 11/5/2007	3,200	3,200
Chatham Capital Corp
4.92%, 11/1/2028	11,080	11,080
Corporate Finance Managers Inc
4.92%, 2/2/2043	16,315	16,315
Forward Corp
4.92%, 12/1/2030	3,815	3,815
Foster/Schweihofer Real Estate Co LLC
4.95%, 9/20/2033	6,475	6,475
National Coney Island Financial LLC
4.92%, 10/1/2030	6,400	6,400
NGSP Inc
4.90%, 6/1/2046	20,000	20,000
Pineview Estates LC
4.92%, 1/1/2023	5,140	5,140
Rockwood Quarry LLC
4.92%, 12/1/2022	4,200	4,200

		137,450

TOTAL BONDS		$307,433

TAX-EXEMPT BONDS (6.60%)
Alaska (0.15%)
Four Dam Pool Power Agency Dexia
4.87%, 7/1/2026	3,730	3,730

Arizona (0.44%)
Glendale Industrial Development Authority Bank of New York
4.90%, 7/1/2035	7,495	7,495
Tucson Airport Authority Inc/AZ Bank of America
4.90%, 12/1/2018	3,635	3,635

		11,130

California (2.15%)
Abag Finance Authority for Nonprofit Co
4.85%, 11/1/2031	2,000	2,000
Alameda County Industrial Development Authority Comerica Bank
4.90%, 4/1/2034	545	545
California Statewide Communities Development Fannie Mae
4.88%, 8/15/2034	900	900
City of Fairfield CA Landesbank Hessen-Thueringen
4.85%, 6/1/2034	2,000	2,000
4.85%, 6/1/2034	2,700	2,700
City of Long Beach CA Allied Irish Bank
4.90%, 11/1/2030	2,900	2,900
City of Richmond CA Fannie Mae
4.87%, 8/15/2037	3,200	3,200
City of Santa Rosa CA Landesbank Hessen-Thueringen
4.85%, 9/1/2024	4,740	4,740
Kern Water Bank Authority Wells Fargo
4.92%, 7/1/2028	2,700	2,700
San Jose Redevelopment Agency/CA JP Morgan Chase
4.70%, 8/1/2028	32,950	32,950

		54,635

Colorado (0.33%)
Colorado Housing & Finance Authority/CO Wells Fargo
4.92%, 4/1/2029	885	885
County of Kit Carson CO Wells Fargo
5.05%, 6/1/2027	2,100	2,100
County of Montrose CO Wells Fargo
4.92%, 6/1/2010	400	400
Sheridan Redevelopment Agency Citibank NA
4.88%, 12/1/2029	5,000	5,000

		8,385

Georgia (0.45%)
Savannah College of Art & Design Inc Bank of America
4.90%, 4/1/2024	2,300	2,300
See accompanying notes

291

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

TAX-EXEMPT BONDS (continued)
Georgia (continued)
South Fulton Municipal Regional Jail Authority MBIA
4.75%, 11/1/2017	$9,100	$9,100

		11,400

Illinois (0.73%)
Memorial Health System/IL JP Morgan Chase
5.05%, 10/ 1/2024	18,635	18,635

Kentucky (0.09%)
Florence KY Fifth Third Bank
4.94%, 4/15/2035	2,400	2,400

Michigan (0.34%)
Michigan State Housing Development Authority MBIA
4.85%, 6/1/2030	8,570	8,570

Minnesota (0.08%)
City of Plymouth MN FSA
5.05%, 6/1/2024	2,165	2,165

New Mexico (0.19%)
County of Bernalillo NM Bank of America
4.90%, 9/1/2030	4,775	4,775

New York (0.22%)
New York City Housing Development Corp Landesbank Hessen-Thueringen
4.70%, 6/1/2039	5,500	5,500

North Carolina (0.35%)
North Carolina Capital Facilities Finance Bank of America
4.90%, 9/1/2018	9,005	9,005

Oklahoma (0.25%)
University Hospital Bank of America
4.75%, 8/15/2021	6,260	6,260

Oregon (0.05%)
Lake Oswego Redevelopment Agency/OR Wells Fargo
4.92%, 6/1/2020	1,285	1,285

Utah (0.27%)
Utah Telecommunication Open Infrastructure Bank of America
4.90%, 7/15/2026	6,800	6,800

Washington (0.51%)
Washington State Housing Finance Commission Bank of America
4.89%, 3/15/2039	2,185	2,185
4.88%, 12/1/2040	2,020	2,020
Washington State Housing Finance Commission Fannie Mae
4.88%, 9/1/2028	1,405	1,405
4.87%, 9/15/2037	2,730	2,730
4.87%, 12/15/2037	3,855	3,855
Washington State Housing Finance Commission US Bank
5.10%, 12/1/2028	760	760

		12,955

TOTAL TAX-EXEMPT BONDS		$167,630

Total Investments		$2,542,440
Liabilities in Excess of Other Assets, Net — (0.02)%		(440)

TOTAL NET ASSETS — 100.00%		$2,542,000

(a)	Security is Illiquid

(b)	Variable Rate

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $100,653 or 3.96% of’net assets.

(d)	Security purchased on a when-issued basis.
Portfolio Summary (unaudited)

Sector	Percent

Financial	68.94%
Consumer, Non-cyclical	9.02%
Revenue	5.09%
Asset Backed Securities	4.96%
Energy	3.18%
Communications	2.92%
Basic Materials	1.91%
Consumer, Cyclical	1.60%
Insured	1.26%
Industrial	0.89%
Tax Allocation	0.25%
Liabilities in Excess of Other Assets, Net	(0.02%)

TOTAL NET ASSETS	100.00%

See accompanying notes

292

Schedule of Investments
Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (25.62%)
Finance — Mortgage Loan/Banker (8.36%)
Fannie Mae
9.00%, 5/25/2020	$80	$85
5.00%, 2/25/2027	5,804	281
5.47%, 4/25/2027 (a)	72	72
5.50%, 2/25/2032	21,000	20,959
7.00%, 4/25/2032	7,915	8,208
Fannie Mae Grantor Trust
7.30%, 5/25/2010	7,000	7,421
Fannie Mae Interest Strip
7.00%, 4/1/2024	368	79
Fannie Mae REMICS
5.50%, 12/25/2035 (a)	21,990	21,480
Freddie Mac
6.00%, 6/15/2017	12,122	12,224
6.02%, 2/15/2021 (a)	115	115
6.50%, 8/15/2027	529	536
5.00%, 9/15/2027	17,627	1,455
6.50%, 5/15/2030	6,772	6,807
6.00%, 6/15/2030	1,303	1,307
6.50%, 6/15/2031	4,093	4,143
5.50%, 10/15/2031	25,000	25,039
4.50%, 5/15/2032	4,288	4,199
5.50%, 1/15/2033	9,000	8,935
5.50%, 4/15/2033 (a)	15,000	14,772
LF Rothschild Mortgage Trust
9.95%, 9/1/2017	47	50

		138,167

Mortgage Backed Securities (14.27%)
Bane of America Mortgage Securities Inc
4.75%, 8/25/2033	21,500	21,247
5.50%, 5/25/2034	11,798	11,623
Chase Mortgage Finance Corp
6.00%, 5/25/2035	21,000	20,542
Countrywide Alternative Loan Trust
4.00%, 8/25/2033	2,727	2,693
Countrywide Home Loan Mortgage Pass Through Certificates
5.00%, 11/25/2018	14,893	14,582
5.25%, 5/25/2034	21,500	20,958
5.75%, 12/25/2035	21,989	21,487
CS First Boston Mortgage Securities Corp
5.75%, 4/25/2033	9,637	9,514
4.50%, 6/25/2033	6,655	6,587
6.00%, 12/25/2033	5,925	5,948
GSR Mortgage Loan Trust
5.00%, 5/25/2033	5,191	5,176
6.00%, 2/25/2035	11,644	11,703
MASTR Alternative Loans Trust
5.39%, 1/25/2020 (a)	19,291	19,211
Prime Mortgage Trust
4.75%, 11/25/2019	17,571	17,071
4.75%, 10/25/2020 (a)	16,458	15,976
Residential Funding Mortgage Securities
5.50%, 12/25/2033	17,000	16,728
Structured Asset Securities Corp
5.00%, 5/25/2035	15,809	14,915

		235,961

Sovereign Agency (2.99%)
Federal National Mortgage Association
3.25%, 1/15/2008	10,000	9,966
5.80%, 7/16/2013 (a)	18,000	18,035
6.00%, 2/3/2020	20,000	19,963
6.21%, 8/6/2038	1,250	1,438

		49,402

TOTAL BONDS		$423,530

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (72.55%)
Federal Home Loan Mortgage Corporation (FHLMC) (35.98%)
9.00%, 12/1/2008	4	4
6.50%, 2/1/2011	23	24
6.50%, 3/1/2011	110	113
6.50%, 3/1/2011	20	20
6.50%, 3/1/2011	80	82
6.50%, 3/1/2011	210	215
6.50%, 4/1/2011	4	5
6.50%, 4/1/2011	45	46
8.75%, 1/1/2013	1	1
7.50%, 3/1/2013	1,549	1,588
9.00%, 9/1/2016	7	7
6.50%, 11/1/2016	829	852
9.00%, 1/1/2017	2	3
6.00%, 4/1/2017	1,451	1,478
6.00%, 4/1/2017	1,705	1,737
6.00%, 5/1/2017	1,874	1,909
9.00%, 5/1/2017	2	2
4.50%, 4/1/2018	7,252	7,033
5.00%, 4/1/2018	7,077	7,001
4.00%, 8/1/2018	12,513	11,869
5.50%, 11/1/2018	6,581	6,609
4.50%, 1/1/2019	13,081	12,685
8.50%, 4/1/2019	27	28
4.50%, 7/1/2019	15,649	15,153
5.50%, 7/1/2019	7,835	7,858
9.00%, 5/1/2021	6	6
9.00%, 9/1/2021	4	4
6.50%, 12/1/2021	2,666	2,753
9.00%, 1/1/2022	8	9
6.50%, 4/1/2022	2,464	2,545
See accompanying notes

293

Schedule of Investments
Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)
6.50%, 5/1/2022	$1,632	$1,684
9.00%, 8/1/2022	3	3
6.50%, 5/1/2023	216	222
6.50%, 7/1/2023	14	14
6.50%, 1/1/2024	33	34
5.50%, 6/1/2024	15,964	15,874
7.00%, 7/1/2024	19	20
6.50%, 7/1/2025	4	4
6.50%, 7/1/2025	3	3
6.50%, 9/1/2025	8	8
6.50%, 9/1/2025	3	3
6.50%, 9/1/2025	2	2
6.50%, 10/1/2025	27	28
6.50%, 10/1/2025	14	15
6.50%, 4/1/2027	7	7
7.00%, 1/1/2028	2,036	2,135
6.50%, 2/1/2028	2	2
6.50%, 3/1/2029	435	450
6.50%, 4/1/2029	4,341	4,529
7.00%, 6/1/2029	942	985
8.50%, 7/1/2029	220	235
8.00%, 12/1/2030	113	120
7.50%, 2/1/2031	266	282
7.00%, 3/1/2031	196	204
6.50%, 4/1/2031	1,364	1,411
7.00%, 4/1/2031	689	721
6.00%, 5/1/2031	1,069	1,081
7.00%, 6/1/2031	254	265
6.50%, 10/1/2031	705	727
7.00%, 10/1/2031	396	413
6.50%, 1/1/2032	3,548	3,658
7.00%, 4/1/2032	1,379	1,439
6.00%, 9/1/2032	2,052	2,074
5.50%, 11/1/2032	6,405	6,325
5.00%, 2/1/2033	8,254	7,961
5.50%, 4/1/2033	12,079	11,929
5.00%, 6/1/2033	8,828	8,512
4.50%, 8/1/2033	4,539	4,236
4.50%, 8/1/2033	4,288	4,002
5.00%, 8/1/2033	13,515	13,008
5.00%, 8/1/2033	14,085	13,577
5.50%, 8/1/2033	9,799	9,689
6.00%, 11/1/2033	5,268	5,332
6.00%, 11/1/2033	4,971	5,033
5.50%, 12/1/2033	13,457	13,287
6.00%, 12/1/2033	5,677	5,744
5.50%, 1/1/2034	14,681	14,485
5.50%, 1/1/2034	13,903	13,717
5.00%, 5/1/2034	15,561	14,972
6.00%, 5/1/2034	10,150	10,238
6.00%, 5/1/2034	9,356	9,417
5.50%, 11/1/2034	16,921	16,695
6.00%, 1/1/2035	12,144	12,203
6.00%, 2/1/2035	8,524	8,598
5.00%, 5/1/2035	19,179	18,426
4.50%, 6/1/2035	24,667	22,987
5.00%, 7/1/2035	20,442	19,640
5.00%, 7/1/2035	42,232	40,573
5.50%, 9/1/2035	23,276	22,940
5.00%, 10/1/2035	22,315	21,439
5.50%, 10/1/2035	21,143	20,838
5.00%, 6/1/2036	22,493	21,610
7.00%, 7/1/2036	17,427	18,086
9.50%, 6/1/2016	13	13
9.50%, 4/1/2017	17	18
5.79%, 1/1/2037 (a)	16,029	16,105
5.87%, 1/1/2037 (a)	23,303	23,595
6.05%, 3/1/2037 (a)	18,999	19,296

		594,817

Federal National Mortgage Association (FNMA) (30.62%)
5.50%, 2/1/2009	1	1
7.00%, 6/1/2010	14	14
7.00%, 9/1/2010	8	9
7.00%, 9/1/2010	9	9
7.00%, 9/1/2010	5	5
7.00%, 9/1/2010	2	2
7.00%, 9/1/2010	16	16
7.00%, 9/1/2010	3	3
7.00%, 10/1/2010	2	2
7.00%, 10/1/2010	5	5
7.00%, 11/1/2010	5	5
7.00%, 11/1/2010	2	2
7.00%, 1/1/2011	3	3
7.00%, 5/1/2011	13	13
7.00%, 3/1/2012	7	7
6.00%, 12/1/2016	1,888	1,925
5.50%, 1/1/2017	3,797	3,835
9.00%, 3/1/2017	3	3
6.00%, 8/1/2017	3,483	3,551
5.50%, 12/1/2017	4,079	4,101
5.00%, 4/1/2018	5,810	5,739
5.50%, 5/1/2018	7,679	7,717
5.00%, 6/1/2018	14,285	14,122
6.00%, 8/1/2018	1,600	1,629
5.00%, 10/1/2018	10,116	9,998
See accompanying notes

294

Schedule of Investments
Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA) (continued)
4.50%, 12/1/2018	$10,579	$10,268
9.00%, 1/1/2019	1	1
5.00%, 2/1/2019	3,145	3,107
5.00%, 2/1/2019	3,338	3,297
4.50%, 11/1/2019	18,667	18,089
5.00%, 12/1/2019	14,368	14,176
9.00%, 6/1/2021	2	2
8.00%, 5/1/2022	63	64
6.00%, 10/1/2022	3,412	3,468
8.50%, 2/1/2023	12	12
6.50%, 9/1/2024	1,878	1,931
8.00%, 9/1/2024	—	1
8.00%, 11/1/2024	1	1
7.50%, 12/1/2024	388	412
8.00%, 12/1/2024	3	4
8.00%, 1/1/2025	1	1
8.00%, 1/1/2025	2	2
8.50%, 9/1/2025	5	6
7.00%, 3/1/2027	30	32
7.35%, 3/1/2028 (a)	21	21
6.50%, 8/1/2028	221	229
7.00%, 8/1/2028	326	343
6.50%, 9/1/2028	178	184
6.50%, 11/1/2028	111	114
6.50%, 11/1/2028	297	307
6.50%, 12/1/2028	212	219
7.00%, 12/1/2028	273	287
6.50%, 1/1/2029	83	86
6.50%, 2/1/2029	157	162
6.00%, 3/1/2029	513	520
6.50%, 3/1/2029	343	353
6.50%, 4/1/2029	681	703
7.00%, 4/1/2029	107	112
7.00%, 7/1/2029	308	325
7.50%, 7/1/2029	278	295
7.50%, 2/1/2030	175	186
9.00%, 9/1/2030	108	118
6.50%, 6/1/2031	1,786	1,824
6.50%, 6/1/2031	862	888
6.50%, 6/1/2031	256	264
6.00%, 8/1/2031	2,501	2,533
7.00%, 11/1/2031	1,688	1,769
6.00%, 1/1/2032	1,822	1,849
6.50%, 1/1/2032	603	622
6.50%, 3/1/2032	1,710	1,760
6.50%, 3/1/2032	891	918
6.50%, 4/1/2032	2,520	2,594
7.00%, 7/1/2032	473	495
6.50%, 8/1/2032	1,322	1,361
6.50%, 11/1/2032	1,018	1,050
6.50%, 11/1/2032	1,593	1,643
6.50%, 11/1/2032	475	490
6.50%, 12/1/2032	2,748	2,828
5.50%, 2/1/2033	9,846	9,754
6.50%, 2/1/2033	1,070	1,101
6.00%, 4/1/2033	1,240	1,257
5.50%, 5/1/2033	720	713
5.50%, 5/1/2033	5,861	5,796
5.50%, 5/1/2033	7,496	7,412
5.50%, 6/1/2033	13,965	13,808
6.00%, 1/1/2034	6,279	6,348
5.50%, 2/1/2034	6,225	6,158
5.50%, 2/1/2034	22,699	22,368
6.00%, 2/1/2034	1,348	1,362
5.00%, 3/1/2034	7,676	7,386
5.50%, 3/1/2034	5,896	5,827
6.00%, 3/1/2034	2,994	3,022
5.50%, 4/1/2034	4,681	4,623
5.00%, 6/1/2034	13,200	12,701
5.50%, 7/1/2034	6,119	6,005
6.50%, 7/1/2034	2,415	2,482
6.50%, 7/1/2034	4,737	4,877
5.50%, 9/1/2034	17,711	17,453
6.00%, 9/1/2034	13,219	13,346
6.00%, 9/1/2034	9,346	9,408
5.50%, 1/1/2035	12,338	12,184
5.50%, 2/1/2035	14,174	13,983
5.50%, 3/1/2035	16,068	15,868
5.00%, 6/1/2035	18,842	18,103
5.50%, 8/1/2035	20,817	20,536
5.50%, 10/1/2035	17,445	17,210
6.00%, 10/1/2035	18,053	18,205
6.50%, 2/1/2036	13,008	13,324
6.50%, 5/1/2036	18,195	18,625
5.99%, 10/1/2036 (a)	18,876	18,974
6.00%, 4/1/2037	21,526	21,686
5.00%, 5/1/2037	19,965	19,162

		506,109

Government National Mortgage Association (GNMA) (4.07%)
7.00%, 7/15/2008	9	9
13.50%, 9/15/2014	1	2
13.50%, 12/15/2014	5	6
9.50%, 4/15/2016	7	8
9.50%, 9/15/2016	8	9
9.50%, 11/15/2016	31	34
See accompanying notes

295

Schedule of Investments
Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (GNMA) (continued)
9.50%, 7/15/2017	$67	$73
9.50%, 7/15/2017	24	26
9.50%, 10/15/2017	17	18
9.50%, 11/15/2017	27	29
9.50%, 9/15/2020	23	25
9.50%, 8/15/2021	273	299
9.00%, 11/15/2021	331	357
8.00%, 4/15/2022	121	129
6.50%, 3/15/2024	358	370
7.50%, 3/15/2024	83	88
7.00%, 10/15/2027	18	19
7.00%, 10/15/2027	62	66
7.00%, 10/15/2027	5	6
7.00%, 10/15/2027	4	4
7.00%, 11/15/2027	14	14
7.00%, 12/15/2027	4	4
7.00%, 12/15/2027	4	5
7.00%, 2/15/2028	3	3
7.00%, 2/15/2028	1	1
7.00%, 5/15/2028	1	1
7.00%, 5/15/2028	1	1
7.00%, 6/15/2028	195	205
7.00%, 12/15/2028	242	255
7.00%, 1/15/2029	138	145
7.00%, 3/15/2029	140	147
7.00%, 4/15/2029	119	125
7.00%, 4/15/2029	246	259
7.50%, 8/15/2029	324	343
7.50%, 9/15/2029	132	139
7.50%, 9/15/2029	277	293
7.50%, 10/15/2029	214	226
7.50%, 11/15/2029	165	174
7.50%, 11/15/2029	190	201
7.75%, 12/15/2029	55	58
6.50%, 7/15/2032	1,066	1,100
6.00%, 8/15/2034	14,055	14,251
9.50%, 9/20/2018	113	123
9.50%, 12/20/2020	29	31
9.50%, 1/20/2021	5	6
9.50%, 2/20/2021	4	4
9.50%, 3/20/2021	9	10
6.80%, 4/20/2025	101	106
6.00%, 4/20/2026	394	399
6.00%, 2/20/2029	534	541
6.50%, 3/20/2031	476	491
6.50%, 4/20/2031	355	365
7.00%, 6/20/2031	245	258
6.00%, 5/20/2032 (a)	2,126	2,152
5.50%, 7/20/2033	10,182	10,078
6.00%, 7/20/2033	6,804	6,902
5.50%, 2/20/2034	10,813	10,698
5.50%, 3/20/2034	10,300	10,190
6.50%, 4/20/2034	2,927	3,013
6.50%, 5/20/2034	2,261	2,328

		67,222

U.S. Treasury (1.88%)
4.88%, 8/15/2016 (b)	3,000	3,095
4.63%, 2/15/2017 (b)	20,000	20,259
4.50%, 2/15/2036 (b)	8,000	7,680

		31,034

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$1,199,182

SHORT TERM INVESTMENTS (1.94%)
Money Market Funds (1.94%)
BNY Institutional Cash Reserve Fund (c)	$32,108	$32,108

TOTAL SHORT TERM INVESTMENTS		$32,108

REPURCHASE AGREEMENTS (1.42%)
Money Center Banks (1.42%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $12,039,000; 0%; dated 12/13/07-07/25/08)	$11,689	$11,689
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $12,039,000; 0% - 6.13%; dated 12/04/07-08/25/16)	11,689	11,689

		23,378

TOTAL REPURCHASE AGREEMENTS		$23,378

Total Investments		$1,678,198
Liabilities in Excess of Other Assets, Net — (1.53)%		(25,229)

TOTAL NET ASSETS — 100.00%		$1,652,969

(a)	Variable Rate

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
See accompanying notes

296

Schedule of Investments
Mortgage Securities Fund
October 31, 2007
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$5,655
Unrealized Depreciation	(31,865)

Net Unrealized Appreciation (Depreciation)	(26,210)
Cost for federal income tax purposes	1,704,408
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Mortgage Securities	93.30%
Government	4.87%
Financial	3.36%
Liabilities in Excess of Other Assets, Net	(1.53%)

TOTAL NET ASSETS	100.00%

See accompanying notes

297

Schedule of Investments Partners
LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (99.01%)
Advertising Agencies (0.17%)
Omnicom Group Inc (a)	36,600	$1,866

Advertising Sales (0.17%)
Lamar Advertising Co (a)	34,200	1,828

Aerospace & Defense (2.01%)
Boeing Co	56,400	5,560
General Dynamics Corp	100,940	9,182
Lockheed Martin Corp	22,600	2,487
Raytheon Co	42,000	2,672
Rockwell Collins Inc	29,600	2,214

		22,115

Aerospace & Defense Equipment (0.67%)
Goodrich Corp	6,500	453
United Technologies Corp	89,800	6,878

		7,331

Agricultural Chemicals (0.28%)
Monsanto Co	31,900	3,114

Agricultural Operations (0.10%)
Archer-Daniels-Midland Co	29,800	1,066

Airlines (0.27%)
Southwest Airlines Co (a)	212,400	3,018

Apparel Manufacturers (0.19%)
Coach Inc (b)	57,900	2,117

Applications Software (3.04%)
Intuit Inc (b)	56,100	1,805
Microsoft Corp	745,300	27,435
Red Hat Inc (a)(b)	197,100	4,255

		33,495

Athletic Footwear (0.10%)
Nike Inc	17,100	1,133

Audio & Video Products (0.09%)
Harman International Industries Inc (a)	12,000	1,010

Auto — Car & Light Trucks (0.21%)
Ford Motor Co (a)(b)	256,000	2,271

Auto — Medium & Heavy Duty Trucks (0.04%)
Paccar Inc	7,500	417

Auto/Truck Parts & Equipment — Original (0.15%)
Johnson Controls Inc (a)	37,500	1,640

Beverages — Non-Alcoholic (1.70%)
Coca-Cola Co/The	135,800	8,387
Coca-Cola Enterprises Inc (a)	23,100	596
PepsiCo Inc	132,700	9,783

		18,766

Brewery (0.43%)
Anheuser-Busch Cos Inc	92,400	4,738

Building — Residential & Commercial (0.28%)
DR Horton Inc	53,800	682
KB Home	47,500	1,313
Lennar Corp	46,600	1,065

		3,060

Building Products — Wood (0.11%)
Masco Corp (a)	51,700	1,245

Cable TV (1.05%)
Cablevision Systems Corp (b)	32,100	941
EchoStar Communications Corp (b)	28,300	1,386
Rogers Communications Inc (a)	81,100	4,133
Shaw Communications Inc	93,200	2,602
Time Warner Cable Inc (b)	88,000	2,516

		11,578

Casino Hotels (0.29%)
Melco PBL Entertainment Macau Ltd ADR (a)(b)	102,500	1,630
MGM Mirage (a)(b)	16,700	1,530

		3,160

Casino Services (0.48%)
International Game Technology	120,800	5,268

Cellular Telecommunications (0.29%)
MetroPCS Communications Inc (a)(b)	118,500	2,666
NII Holdings Inc (b)	9,700	563

		3,229

Chemicals — Diversified (0.47%)
Dow Chemical Co/The	53,200	2,396
EI Du Pont de Nemours & Co	57,100	2,827

		5,223

Chemicals — Specialty (0.05%)
Sigma-Aldrich Corp (a)	10,800	558

Coal (0.58%)
Consol Energy Inc	70,200	3,966
Peabody Energy Corp	43,100	2,403

		6,369

Coatings & Paint (0.05%)
Sherwin-Williams Co/The	8,700	556

Commercial Banks (0.57%)
First Horizon National Corp (a)	82,100	2,141
See accompanying notes

298

Schedule of Investments
Partners LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Commercial Banks (continued)
Marshall & Ilsley Corp	53,000	$2,263
Synovus Financial Corp	69,500	1,832

		6,236

Commercial Services — Finance (0.58%)
H&R Block Inc (a)	167,100	3,643
Moody’s Corp	25,100	1,097
Western Union Co/The	75,100	1,655

		6,395

Computer Aided Design (0.13%)
Autodesk Inc (a)(b)	30,000	1,467

Computer Services (0.15%)
Computer Sciences Corp (b)	6,000	350
Electronic Data Systems Corp	59,600	1,287

		1,637

Computers (3.85%)
Apple Inc (b)	47,600	9,042
Dell Inc (b)	347,200	10,624
Hewlett-Packard Co	238,200	12,310
International Business Machines Corp	53,100	6,166
Sun Microsystems Inc (b)	737,300	4,210

		42,352

Computers — Memory Devices (0.79%)
EMC Corp/Massachusetts (a)(b)	193,900	4,923
Network Appliance Inc (b)	72,200	2,274
Seagate Technology (a)	55,800	1,553

		8,750

Consulting Services (0.23%)
Accenture Ltd	65,500	2,558

Consumer Products — Miscellaneous (0.49%)
Clorox Co	44,800	2,803
Fortune Brands Inc	7,900	662
Kimberly-Clark Corp	28,000	1,985

		5,450

Cosmetics & Toiletries (2.25%)
Avon Products Inc	90,800	3,721
Colgate-Palmolive Co	25,900	1,976
Procter & Gamble Co	274,557	19,087

		24,784

Cruise Lines (0.17%)
Carnival Corp (a)	39,200	1,881

Data Processing & Management (0.34%)
Automatic Data Processing Inc	74,700	3,702

Disposable Medical Products (0.15%)
CR Bard Inc	20,300	1,697

Distribution & Wholesale (0.12%)
Fastenal Co (a)	29,200	1,299

Diversified Manufacturing Operations (5.39%)
3M Co	50,400	4,353
Danaher Corp	108,000	9,252
Dover Corp	25,100	1,155
General Electric Co	763,900	31,442
Honeywell International Inc	36,100	2,181
Illinois Tool Works Inc	50,300	2,880
Ingersoll-Rand Co Ltd	74,600	3,756
Tyco International Ltd	104,725	4,311

		59,330

E-Commerce — Products (0.54%)
Amazon.Com Inc (a)(b)	66,200	5,902

E-Commerce — Services (0.25%)
eBay Inc (b)	31,900	1,152
Expedia Inc (a)(b)	50,200	1,639

		2,791

Electric — Generation (0.37%)
AES Corp/The (b)	187,800	4,021

Electric — Integrated (2.68%)
Ameren Corp (a)	15,300	827
American Electric Power Co Inc	39,300	1,895
Centerpoint Energy Inc	52,200	875
Constellation Energy Group Inc	22,600	2,140
Edison International	48,200	2,800
Entergy Corp	36,100	4,327
Exelon Corp	87,600	7,251
FirstEnergy Corp	26,800	1,868
PPL Corp	52,700	2,725
Public Service Enterprise Group Inc	33,300	3,183
TECO Energy Inc (a)	97,600	1,643

		29,534

Electronic Components — Miscellaneous (0.34%)
Tyco Electronics Ltd	105,125	3,750

Electronic Components — Semiconductors (1.55%)
Advanced Micro Devices Inc (a)(b)	432,500	5,657
Broadcom Corp (b)	85,600	2,786
Intel Corp	240,200	6,462
Xilinx Inc	90,700	2,213

		17,118

See accompanying notes

299

Schedule of Investments
Partners LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Electronic Measurement Instruments (0.12%)
Agilent Technologies Inc (b)	35,200	$1,297

Engineering — Research & Development Services (0.28%)
Fluor Corp (a)	8,400	1,327
Foster Wheeler Ltd (b)	6,500	964
McDermott International Inc (b)	13,400	818

		3,109

Enterprise Software & Services (0.43%)
Oracle Corp (b)	214,800	4,762

Entertainment Software (0.12%)
Electronic Arts Inc (b)	22,000	1,345

Fiduciary Banks (0.95%)
Bank of New York Mellon Corp/The	102,900	5,027
Northern Trust Corp	15,700	1,181
State Street Corp	53,700	4,283

		10,491

Finance — Commercial (0.16%)
CIT Group Inc	50,300	1,773

Finance — Credit Card (0.61%)
American Express Co	111,100	6,772

Finance — Investment Banker & Broker (5.22%)
Bear Stearns Cos Inc/The (a)	3,700	420
Citigroup Inc	525,600	22,023
Goldman Sachs Group Inc/The	31,400	7,785
Interactive Brokers Group Inc (a)(b)	57,100	1,648
JPMorgan Chase & Co	184,628	8,677
Lehman Brothers Holdings Inc	61,300	3,883
Merrill Lynch & Co Inc	94,000	6,206
Morgan Stanley	101,900	6,854

		57,496

Finance — Mortgage Loan/Banker (0.59%)
Countrywide Financial Corp	137,800	2,138
Freddie Mac	83,300	4,351

		6,489

Finance — Other Services (0.32%)
CME Group Inc (a)	5,370	3,578

Financial Guarantee Insurance (0.02%)
AMBAC Financial Group Inc	4,600	169

Food — Miscellaneous/Diversified (0.95%)
Campbell Soup Co	15,700	580
ConAgra Foods Inc	22,600	536
General Mills Inc	57,100	3,297
Kraft Foods Inc	181,142	6,052

		10,465

Food — Retail (0.15%)
Kroger Co/The	31,600	929
Whole Foods Market Inc (a)	15,500	768

		1,697

Food — Wholesale & Distribution (0.21%)
SYSCO Corp	66,400	2,277

Forestry (0.14%)
Weyerhaeuser Co	20,000	1,518

Gas — Distribution (0.23%)
NiSource Inc	21,800	446
Sempra Energy	33,300	2,048

		2,494

Gold Mining (0.06%)
Barrick Gold Corp (a)	14,800	653

Health Care Cost Containment (0.20%)
McKesson Corp	32,900	2,175

Home Decoration Products (0.11%)
Newell Rubbermaid Inc	43,100	1,257

Hotels & Motels (0.40%)
Marriott International Inc/DE	86,600	3,560
Wyndham Worldwide Corp	24,500	804

		4,364

Human Resources (0.33%)
Monster Worldwide Inc (b)	74,200	3,011
Robert Half International Inc	19,100	575

		3,586

Independent Power Producer (0.46%)
Dynegy Inc (a)(b)	205,100	1,889
NRG Energy Inc (a)(b)	34,200	1,562
Reliant Energy Inc (b)	57,200	1,574

		5,025

Industrial Gases (0.44%)
Air Products & Chemicals Inc	21,700	2,123
Praxair Inc	32,300	2,761

		4,884

Instruments — Scientific (0.31%)
Applera Corp — Applied Biosystems Group	15,200	564
Thermo Fisher Scientific Inc (b)	48,100	2,829

		3,393

Insurance Brokers (0.29%)
AON Corp	56,900	2,579
See accompanying notes

300

Schedule of Investments
Partners LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Insurance Brokers (continued)
Marsh & McLennan Cos Inc	22,800	$590

		3,169

Internet Security (0.19%)
VeriSign Inc (a)(b)	60,400	2,059

Investment Management & Advisory Services (0.38%)
Ameriprise Financial Inc	9,200	579
Federated Investors Inc	38,900	1,673
Franklin Resources Inc	14,800	1,919

		4,171

Leisure & Recreation Products (0.03%)
Brunswick Corp/DE	14,600	326

Life & Health Insurance (0.92%)
Cigna Corp	38,400	2,016
Lincoln National Corp	40,700	2,538
Prudential Financial Inc	57,600	5,571

		10,125

Machinery — Construction & Mining (0.23%)
Joy Global Inc (a)	15,300	889
Terex Corp (b)	22,100	1,640

		2,529

Medical — Biomedical/Gene (0.83%)
Amgen Inc (b)	90,700	5,271
Celgene Corp (a)(b)	31,500	2,079
Genentech Inc (b)	9,200	682
Genzyme Corp (b)	14,300	1,086

		9,118

Medical — Drugs (4.48%)
Abbott Laboratories	92,900	5,074
Allergan Inc/United States	51,300	3,467
Bristol-Myers Squibb Co (a)	175,200	5,254
Cephalon Inc (a)(b)	8,800	649
Eli Lilly & Co	96,800	5,242
Merck & Co Inc	195,600	11,395
Pfizer Inc	307,400	7,565
Schering-Plough Corp	163,300	4,984
Sepracor Inc (a)(b)	4,800	132
Wyeth	114,100	5,549

		49,311

Medical — Generic Drugs (0.07%)
Barr Pharmaceuticals Inc (a)(b)	14,300	820

Medical — HMO (1.22%)
Aetna Inc	56,200	3,157
Humana Inc (b)	28,200	2,114
UnitedHealth Group Inc	72,600	3,568
WellPoint Inc (b)	57,800	4,579

		13,418

Medical — Wholesale Drug Distribution (0.34%)
Cardinal Health Inc	54,500	3,708

Medical Instruments (0.75%)
Medtronic Inc	118,500	5,621
St Jude Medical Inc (b)	65,500	2,668

		8,289

Medical Laboratory & Testing Service (0.17%)
Laboratory Corp of America Holdings (b)	27,200	1,870

Medical Products (2.32%)
Baxter International Inc	19,600	1,176
Becton Dickinson & Co	25,000	2,087
Covidien Ltd	95,225	3,961
Johnson & Johnson	242,300	15,791
Stryker Corp (a)	21,900	1,555
Zimmer Holdings Inc (b)	13,400	931

		25,501

Metal — Diversified (0.74%)
Freeport-McMoRan Copper & Gold Inc (a)	54,910	6,462
Rio Tinto PLC ADR (a)	4,600	1,725

		8,187

Metal Processors & Fabrication (0.11%)
Precision Castparts Corp	8,400	1,258

Motorcycle/Motor Scooter (0.10%)
Harley-Davidson Inc (a)	20,700	1,066

Multi-Line Insurance (3.02%)
ACE Ltd	48,100	2,915
American International Group Inc	247,400	15,616
Genworth Financial Inc	100,100	2,733
Hartford Financial Services Group Inc	31,800	3,085
Loews Corp	35,400	1,738
MetLife Inc	103,600	7,133

		33,220

Multimedia (1.52%)
EW Scripps Co (a)	26,700	1,202
McGraw-Hill Cos Inc/The	35,100	1,756
Meredith Corp (a)	12,300	766
News Corp — Class A	208,300	4,514
Time Warner Inc	191,300	3,493
Walt Disney Co/The	145,500	5,039

		16,770

Networking Products (1.47%)
Cisco Systems Inc (b)	372,700	12,322
See accompanying notes

301

Schedule of Investments
Partners LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Networking Products (continued)
Juniper Networks Inc (b)	106,200	$3,823

		16,145

Non-Hazardous Waste Disposal (0.45%)
Allied Waste Industries Inc (a)(b)	250,500	3,166
Republic Services Inc	52,200	1,785

		4,951

Office Supplies & Forms (0.11%)
Avery Dennison Corp	20,100	1,164

Oil — Field Services (1.90%)
Baker Hughes Inc	58,000	5,030
BJ Services Co (a)	56,200	1,416
Schlumberger Ltd	149,800	14,466

		20,912

Oil & Gas Drilling (0.58%)
Nabors Industries Ltd (a)(b)	22,000	618
Transocean Inc (a)(b)	48,100	5,741

		6,359

Oil Company — Exploration & Production (1.32%)
Anadarko Petroleum Corp	15,700	927
Devon Energy Corp	16,100	1,504
EOG Resources Inc	30,500	2,702
Murphy Oil Corp	53,600	3,946
Occidental Petroleum Corp	47,100	3,252
XTO Energy Inc	33,966	2,255

		14,586

Oil Company — Integrated (6.22%)
Chevron Corp	111,800	10,231
ConocoPhillips	90,600	7,697
Exxon Mobil Corp	502,700	46,243
Total SA ADR (a)	53,400	4,305

		68,476

Oil Field Machinery & Equipment (0.53%)
FMC Technologies Inc (a)(b)	48,400	2,934
Grant Prideco Inc (b)	59,600	2,930

		5,864

Oil Refining & Marketing (0.60%)
Sunoco Inc	54,500	4,011
Valero Energy Corp	37,600	2,648

		6,659

Optical Supplies (0.12%)
Alcon Inc	8,800	1,339

Paper & Related Products (0.29%)
AbitibiBowater Inc (a)	14,508	497
International Paper Co	73,600	2,720

		3,217

Pharmacy Services (0.09%)
Medco Health Solutions Inc (b)	10,600	1,000

Pipelines (0.48%)
Spectra Energy Corp	123,800	3,216
Williams Cos Inc	57,300	2,091

		5,307

Property & Casualty Insurance (0.33%)
Progressive Corp/The (a)	56,900	1,053
Travelers Cos Inc/The	48,571	2,536

		3,589

Publishing — Newspapers (0.03%)
Tribune Co	12,391	375

Regional Banks (3.82%)
Bank of America Corp	256,570	12,387
Capital One Financial Corp	53,900	3,535
PNC Financial Services Group Inc	28,600	2,064
SunTrust Banks Inc	50,300	3,652
US Bancorp	186,600	6,188
Wachovia Corp	87,700	4,010
Wells Fargo & Co	299,700	10,193

		42,029

REITS — Apartments (0.30%)
Equity Residential	79,200	3,309

REITS — Office Property (0.22%)
Boston Properties Inc (a)	22,400	2,427

REITS — Regional Malls (0.37%)
Simon Property Group Inc	39,500	4,112

REITS — Warehouse & Industrial (0.18%)
Prologis (a)	27,700	1,987

Retail — Apparel & Shoe (0.13%)
Ross Stores Inc	53,400	1,443

Retail — Bedding (0.48%)
Bed Bath & Beyond Inc (a)(b)	155,100	5,264

Retail — Building Products (0.82%)
Home Depot Inc (a)	174,100	5,486
Lowe’s Cos Inc	130,000	3,496

		8,982

Retail — Consumer Electronics (0.07%)
Best Buy Co Inc (a)	14,800	718
See accompanying notes

302

Schedule of Investments
Partners LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Retail — Discount (1.86%)
Costco Wholesale Corp (a)	32,600	$2,193
Target Corp	90,700	5,565
TJX Cos Inc	103,800	3,003
Wal-Mart Stores Inc	214,900	9,716

		20,477

Retail — Drug Store (0.83%)
CVS Caremark Corp	165,194	6,900
Walgreen Co	56,900	2,256

		9,156

Retail — Regional Department Store (0.64%)
Kohl’s Corp (b)	128,200	7,047

Retail — Restaurants (0.10%)
Starbucks Corp (a)(b)	43,300	1,155

Savings & Loans — Thrifts (0.14%)
Sovereign Bancorp Inc	38,400	554
Washington Mutual Inc	34,100	951

		1,505

Schools (0.05%)
Apollo Group Inc (b)	6,900	547

Semiconductor Component — Integrated Circuits (0.67%)
Marvell Technology Group Ltd (a)(b)	319,000	5,752
Maxim Integrated Products Inc	58,800	1,593

		7,345

Semiconductor Equipment (0.42%)
Applied Materials Inc	174,500	3,389
ASML Holding NV (a)(b)	36,759	1,283

		4,672

Steel — Producers (0.26%)
Nucor Corp	45,800	2,841

Steel — Specialty (0.12%)
Allegheny Technologies Inc (a)	12,500	1,277

Telecommunication Equipment (0.21%)
Alcatel-Lucent ADR (a)	237,412	2,301

Telecommunication Equipment — Fiber Optics (0.53%)
Corning Inc	209,700	5,089
JDS Uniphase Corp (a)(b)	49,900	762

		5,851

Telephone — Integrated (2.11%)
AT&T Inc	554,910	23,190

Therapeutics (0.51%)
Gilead Sciences Inc (b)	109,600	5,063
Warner Chilcott Ltd (a)(b)	30,500	$565

		5,628

Tobacco (0.62%)
Altria Group Inc	94,000	6,855

Toys (0.11%)
Hasbro Inc	13,800	412
Mattel Inc	39,200	819

		1,231

Transport — Rail (0.62%)
Canadian National Railway Co (a)	42,400	2,374
Norfolk Southern Corp	77,600	4,008
Union Pacific Corp	3,500	448

		6,830

Transport — Services (0.36%)
CH Robinson Worldwide Inc (a)	14,100	704
Expediters International Washington Inc	49,900	2,527
United Parcel Service Inc	9,700	729

		3,960

Web Portals (1.56%)
Google Inc (b)	22,700	16,049
Yahoo! Inc (a)(b)	36,900	1,147

		17,196

Wireless Equipment (1.65%)
American Tower Corp (a)(b)	118,892	5,253
Crown Castle International Corp (a)(b)	102,300	4,201
Motorola Inc	211,000	3,965
Qualcomm Inc	112,500	4,807

		18,226

TOTAL COMMON STOCKS		$1,090,313

	Principal
	Amount	Value
	(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (0.04%)
U.S. Treasury Bill (0.04%)
3.70%, 12/27/2007 (b)(c)	$500	497

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$497

SHORT TERM INVESTMENTS (10.40%)
Money Market Funds (10.40%)
BNY Institutional Cash Reserve Fund (d)	$114,509	$114,509

TOTAL SHORT TERM INVESTMENTS		$114,509

Total Investments		$1,205,319
Liabilities in Excess of Other Assets, Net — (9.45)%		(104,051)

TOTAL NET ASSETS - 100.00%		$1,101,268

See accompanying notes

303

Schedule of Investments
Partners LargeCap Blend Fund
October 31, 2007

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $497 or 0.05% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$204,044
Unrealized Depreciation	(41,295)

Net Unrealized Appreciation (Depreciation)	162,749
Cost for federal income tax purposes	1,042,570
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
S&P 500 eMini; December 2007	140	$10,746	$10,884	$138
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	28.80%
Consumer, Non-cyclical	19.45%
Energy	12.22%
Communications	11.74%
Technology	11.50%
Industrial	11.00%
Consumer, Cyclical	8.06%
Utilities	3.73%
Basic Materials	2.91%
Government	0.04%
Liabilities in Excess of Other Assets, Net	(9.45%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	0.99%
See accompanying notes

304

Schedule of Investments
Partners LargeCap Blend Fund I
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (96.43%)
Aerospace & Defense (2.53%)
Lockheed Martin Corp	21,300	$2,344
Northrop Grumman Corp	130,000	10,871
Raytheon Co Agricultural Chemicals (0.63%)	152,700	9,713

		22,928

Agricultural Chemicals (0.63%)
Monsanto Co	58,700	5,731

Applications Software (3.32%)
Microsoft Corp	817,900	30,107

Auction House & Art Dealer (0.14%)
Sotheby’s (a)	24,200	1,311

Batteries & Battery Systems (0.75%)
Energizer Holdings Inc (b)	64,900	6,769

Beverages — Non-Alcoholic (2.39%)
Coca-Cola Co/The	159,000	9,820
Hansen Natural Corp (a)(b)	24,500	1,666
Pepsi Bottling Group Inc	2,600	112
PepsiAmericas Inc (a)	9,900	354
PepsiCo Inc	132,300	9,753

		21,705

Brewery (0.40%)
Molson Coors Brewing Co (a)	62,900	3,600

Broadcasting Services & Programming (0.23%)
Liberty Media Corp — Capital Series A (b)	16,500	2,062

Building & Construction Products —
Miscellaneous (0.00%)
Owens Corning Inc (a)(b)	710	16

Building Products — Wood (0.04%)
Masco Corp (a)	14,300	344

Cable TV (0.01%)
DIRECTV Group Inc/The (b)	4,200	111

Casino Hotels (0.39%)
Wynn Resorts Ltd	21,800	3,519

Cellular Telecommunications (0.16%)
Alltel Corp	20,300	1,444

Chemicals — Diversified (0.00%)
Olin Corp	200	5

Chemicals — Specialty (0.01%)
Ashland Inc	1,500	88

Commercial Banks (0.98%)
BB&T Corp	138,900	5,135
Regions Financial Corp	138,700	3,762

		8,897

Commercial Services — Finance (0.36%)
Moody’s Corp	74,100	3,240

Computer Aided Design (0.04%)
Autodesk Inc (b)	8,200	401

Computer Services (0.06%)
Computer Sciences Corp (b)	8,600	502

Computers (3.70%)
Apple Inc (b)	40,500	7,693
Dell Inc (b)	426,100	13,038
Hewlett-Packard Co	175,500	9,070
International Business Machines Corp	32,300	3,751

		33,552

Computers — Memory Devices (0.88%)
EMC Corp/Massachusetts (a)(b)	312,500	7,934

Consulting Services (0.70%)
Accenture Ltd (a)	162,600	6,350

Consumer Products — Miscellaneous (0.13%)
American Greetings Corp (a)	43,100	1,135

Cosmetics & Toiletries (1.17%)
Colgate-Palmolive Co	33,200	2,532
Procter & Gamble Co	116,250	8,082

		10,614

Cruise Lines (0.06%)
Carnival Corp	10,700	513

Data Processing & Management (0.06%)
Fair Isaac Corp (a)	5,700	216
Mastercard Inc (a)	1,700	322

		538

Distribution & Wholesale (0.07%)
Genuine Parts Co	6,400	314
Ingram Micro Inc (b)	13,500	287

		601

Diversified Manufacturing Operations (4.65%)
3M Co	139,200	12,021
General Electric Co	457,700	18,839
Honeywell International Inc	125,800	7,600
Ingersoll-Rand Co Ltd	26,500	1,334
SPX Corp	23,400	2,371

		42,165

See accompanying notes

305

Schedule of Investments
Partners LargeCap Blend Fund I
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
E-Commerce — Products (0.81%)
Amazon.Com Inc (a)(b)	81,900	$7,301

E-Commerce — Services (0.54%)
eBay Inc (b)	31,500	1,137
Expedia Inc (a)(b)	116,300	3,799

		4,936

Electric — Integrated (0.94%)
Duke Energy Corp	262,100	5,024
PG&E Corp	62,900	3,078
Progress Energy Inc	9,000	432

		8,534

Electric Products — Miscellaneous (0.27%)
Emerson Electric Co	47,000	2,457

Electronic Components — Miscellaneous (1.57%)
Garmin Ltd (a)	75,000	8,055
Tyco Electronics Ltd	172,625	6,158

		14,213

Electronic Components — Semiconductors (3.07%)
Intel Corp	550,700	14,814
Nvidia Corp (b)	65,400	2,314
Texas Instruments Inc	328,300	10,702

		27,830

Electronic Parts Distribution (0.18%)
Avnet Inc (b)	38,500	1,606

Engineering — Research & Development Services (0.10%)
McDermott International Inc (b)	15,400	940

Engines — Internal Combustion (0.28%)
Cummins Inc	21,000	2,519

Enterprise Software & Services (0.07%)
CA Inc (a)	25,300	669

Fiduciary Banks (1.43%)
Bank of New York Mellon Corp/The	264,469	12,919
Northern Trust Corp	300	23

		12,942

Finance — Auto Loans (0.03%)
AmeriCredit Corp (a)(b)	19,100	269

Finance — Consumer Loans (0.08%)
SLM Corp	15,700	740

Finance — Credit Card (0.00%)
Discover Financial Services	252	5

Finance — Investment Banker & Broker (3.68%)
Citigroup Inc	238,200	9,981
JPMorgan Chase & Co	414,880	19,499
Merrill Lynch & Co Inc	58,100	3,836

		33,316

Finance — Other Services (0.02%)
CME Group Inc (a)	300	200

Financial Guarantee Insurance (0.13%)
AMBAC Financial Group Inc	6,900	254
MBIA Inc (a)	20,832	897

		1,151

Food — Meat Products (0.65%)
Tyson Foods Inc	370,700	5,857

Food — Miscellaneous/Diversified (0.13%)
General Mills Inc	19,700	1,137

Food — Retail (0.81%)
Kroger Co/The	249,700	7,339

Forestry (0.13%)
Plum Creek Timber Co Inc (a)	13,200	590
Weyerhaeuser Co	7,300	554

		1,144

Gold Mining (0.06%)
Newmont Mining Corp	10,200	519

Hospital Beds & Equipment (0.20%)
Kinetic Concepts Inc (a)(b)	30,200	1,815

Human Resources (0.42%)
Manpower Inc	51,400	3,842

Independent Power Producer (1.38%)
NRG Energy Inc (a)(b)	65,200	2,977
Reliant Energy Inc (b)	347,900	9,574

		12,551

Industrial Automation & Robots (0.56%)
Rockwell Automation Inc/DE (a)	73,700	5,076

Internet Security (1.21%)
Symantec Corp (a)(b)	481,500	9,043
VeriSign Inc (a)(b)	55,800	1,902

		10,945

Investment Management & Advisory Services (0.39%)
Ameriprise Financial Inc	56,000	3,527
Franklin Resources Inc	100	13
T Rowe Price Group Inc	100	6

		3,546

See accompanying notes

306

Schedule of Investments
Partners LargeCap Blend Fund I
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Life & Health Insurance (1.00%)
Cigna Corp	136,600	$7,170
Lincoln National Corp	7,600	474
Nationwide Financial Services (a)	19,900	1,068
Prudential Financial Inc	2,600	252
Reinsurance Group of America Inc	1,722	98

		9,062

Machinery — Farm (0.65%)
AGCO Corp (a)(b)(c)	98,400	5,873

Medical — Biomedical/Gene (1.35%)
Amgen Inc (b)	52,200	3,033
Biogen Idec Inc (b)	123,600	9,201

		12,234

Medical — Drugs (4.96%)
Eli Lilly & Co	92,400	5,004
Merck & Co Inc	225,000	13,109
Pfizer Inc	777,220	19,127
Schering-Plough Corp	252,400	7,703

		44,943

Medical — Wholesale Drug Distribution (0.66%)
AmerisourceBergen Corp	126,600	5,964

Medical Instruments (0.93%)
Medtronic Inc	178,000	8,444

Medical Products (0.40%)
Johnson & Johnson	55,100	3,591

Metal — Copper (0.63%)
Southern Copper Corp	41,200	5,756

Metal — Diversified (0.11%)
Freeport-McMoRan Copper & Gold Inc	8,700	1,024

Metal Processors & Fabrication (0.16%)
Precision Castparts Corp	7,200	1,079
Worthington Industries Inc (a)	16,400	410

		1,489

Multi-Line Insurance (2.08%)
American International Group Inc	215,700	13,615
Loews Corp	12,462	612
XL Capital Ltd	64,900	4,669

		18,896

Multimedia (2.59%)
Time Warner Inc	704,400	12,862
Walt Disney Co/The	306,500	10,614

		23,476

Networking Products (3.28%)
Cisco Systems Inc (b)	602,100	19,905
Juniper Networks Inc (b)	273,800	9,857

		29,762

Office Furnishings — Original (0.03%)
HNI Corp (a)	6,200	269

Oil — Field Services (1.09%)
Global Industries Ltd (a)(b)	48,900	1,204
Halliburton Co (a)	218,900	8,629
SEACOR Holdings Inc (a)(b)	789	72

		9,905

Oil Company — Exploration & Production (1.98%)
Anadarko Petroleum Corp	59,600	3,518
Cimarex Energy Co	2,500	101
Devon Energy Corp	131,400	12,273
Noble Energy Inc	27,100	2,074

		17,966

Oil Company — Integrated (7.42%)
Chevron Corp	228,000	20,864
ConocoPhillips	51,268	4,356
Exxon Mobil Corp	456,600	42,003

		67,223

Oil Field Machinery & Equipment (0.23%)
Dresser-Rand Group Inc (b)	18,000	697
National Oilwell Varco Inc (b)	19,200	1,406

		2,103

Oil Refining & Marketing (0.55%)
Holly Corp (a)	17,700	1,112
Tesoro Corp (a)	14,200	859
Valero Energy Corp	11,200	789
Western Refining Inc (a)	61,300	2,248

		5,008

Pharmacy Services (1.41%)
Express Scripts Inc (b)	29,100	1,836
Medco Health Solutions Inc (b)	116,100	10,958

		12,794

Property & Casualty Insurance (0.39%)
Chubb Corp	8,400	448
Travelers Cos Inc/The	58,900	3,075

		3,523

Real Estate Management & Services (0.61%)
CB Richard Ellis Group Inc (a)(b)	213,700	5,210
Jones Lang LaSalle Inc (a)	3,200	305

		5,515

Regional Banks (5.61%)
Bank of America Corp	428,158	20,671
SunTrust Banks Inc	117,200	8,509
See accompanying notes

307

Schedule of Investments
Partners LargeCap Blend Fund I
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Regional Banks (continued)
US Bancorp	50,200	1,665
Wachovia Corp	151,675	6,936
Wells Fargo & Co	384,300	13,070

		50,851

REITS — Apartments (0.29%)
AvalonBay Communities Inc	19,700	2,416
Camden Property Trust	3,300	206

		2,622

REITS — Diversified (0.28%)
iStar Financial Inc (a)	83,300	2,541

REITS — Healthcare (0.06%)
Ventas Inc	11,800	506

REITS — Office Property (0.17%)
Boston Properties Inc	14,300	1,549

REITS — Regional Malls (0.81%)
General Growth Properties Inc (a)	29,000	1,576
Simon Property Group Inc	55,100	5,737

		7,313

REITS — Shopping Centers (0.07%)
Federal Realty Investment Trust	3,400	300
Regency Centers Corp	5,100	364

		664

REITS — Warehouse & Industrial (0.01%)
Prologis	900	65

Rental — Auto & Equipment (0.13%)
Avis Budget Group Inc (b)	56,300	1,175

Retail — Automobile (0.12%)
AutoNation Inc (a)(b)	59,500	1,053

Retail — Building Products (0.20%)
Home Depot Inc (a)	57,600	1,815

Retail — Computer Equipment (0.39%)
GameStop Corp (a)(b)	59,100	3,500

Retail — Consumer Electronics (0.23%)
RadioShack Corp (a)	102,900	2,122

Retail — Discount (0.09%)
Big Lots Inc (a)(b)	34,800	834

Retail — Drug Store (0.56%)
CVS Caremark Corp	121,400	5,071

Retail — Restaurants (0.94%)
McDonald’s Corp	94,400	5,636
Yum! Brands Inc	72,700	2,927

		8,563

Savings & Loans — Thrifts (0.04%)
Washington Mutual Inc	11,800	329

Schools (0.77%)
Apollo Group Inc (b)	21,800	1,728
ITT Educational Services Inc (a)(b)	41,500	5,278

		7,006

Semiconductor Component — Integrated Circuits (0.03%)
Analog Devices Inc	7,100	238

Semiconductor Equipment (0.01%)
Novellus Systems Inc (a)(b)	4,800	136

Steel — Producers (0.73%)
AK Steel Holding Corp (b)	61,900	3,103
United States Steel Corp	32,800	3,539

		6,642

Telecommunication Services (0.18%)
Embarq Corp	31,200	1,651

Telephone — Integrated (4.17%)
AT&T Inc (c)	219,727	9,182
CenturyTel Inc	24,300	1,071
Sprint Nextel Corp	565,900	9,677
Telephone & Data Systems Inc — Special Shares	3,100	204
Telephone & Data Systems Inc	29,300	2,045
Verizon Communications Inc	338,500	15,595

		37,774

Television (1.09%)
CBS Corp (a)	345,807	9,925

Therapeutics (1.11%)
Gilead Sciences Inc (b)	217,300	10,037

Tobacco (1.64%)
Altria Group Inc	127,900	9,328
UST Inc (a)	103,900	5,540

		14,868

Transport — Marine (0.10%)
Overseas Shipholding Group Inc	12,000	893

Transport — Services (0.74%)
United Parcel Service Inc (a)	88,900	6,676

Transport — Truck (0.03%)
JB Hunt Transport Services Inc (a)	8,200	227
See accompanying notes

308

Schedule of Investments
Partners LargeCap Blend Fund I
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Web Portals (0.32%)
Google Inc (b)	4,160	$2,941

TOTAL COMMON STOCKS		$873,988

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (11.15%)
Money Market Funds (11.15%)
BNY Institutional Cash Reserve Fund (d)	$101,008	$101,008

TOTAL SHORT TERM INVESTMENTS		$101,008

Total Investments		$974,996
Liabilities in Excess of Other Assets, Net — (7.58)%		(68,677)

TOTAL NET ASSETS — 100.00%		$906,319

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $3,432 or 0.38% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$96,994
Unrealized Depreciation	(31,110)

Net Unrealized Appreciation (Depreciation)	65,884
Cost for federal income tax purposes	909,112
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
S&P500 eMini; December 2007	463	$35,793	$35,997	$204
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	29.30%
Consumer, Non-cyclical	20.85%
Communications	14.60%
Industrial	12.60%
Energy	11.28%
Technology	11.24%
Consumer, Cyclical	3.07%
Utilities	2.33%
Basic Materials	2.31%
Liabilities in Excess of Other Assets, Net	(7.58%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	3.97%
See accompanying notes

309

Schedule of Investments
Partners LargeCap Growth Fund I
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (97.73%)
Advertising Sales (0.89%)
Lamar Advertising Co (a)	312,400	$16,701

Aerospace & Defense (1.61%)
General Dynamics Corp	333,000	30,290

Airlines (1.38%)
Southwest Airlines Co	1,817,900	25,832

Apparel Manufacturers (0.69%)
Coach Inc (b)	355,100	12,982

Applications Software (5.85%)
Microsoft Corp	2,401,400	88,396
Red Hat Inc (a)(b)	605,500	13,073
Salesforce.com Inc (a)(b)	147,800	8,331

		109,800

Audio & Video Products (0.62%)
Barman International Industries Inc	137,900	11,611

Casino Hotels (1.88%)
Las Vegas Sands Corp (a)(b)	71,000	9,423
Melco PEL Entertainment Macau Ltd ADR (a)(b)	534,600	8,500
MGM Mirage (a)(b)	188,900	17,305

		35,228

Casino Services (1.56%)
International Game Technology	670,400	29,236

Cellular Telecommunications (1.04%)
MetroPCS Communications Inc (a)(b)	870,770	19,592

Computers (2.94%)
Apple Inc (b)	214,500	40,744
Dell Inc (b)	473,800	14,499

		55,243

Computers — Memory Devices (0.98%)
EMC Corp/Massachusetts (a)(b)	446,900	11,347
Network Appliance Inc (a)(b)	220,900	6,956

		18,303

Consulting Services (1.76%)
Accenture Ltd (a)	844,300	32,970

Data Processing & Management (1.26%)
Automatic Data Processing Inc	477,900	23,685

Diversified Manufacturing Operations (6.83%)
Danaher Corp (a)	612,900	52,507
General Electric Co	1,838,800	75,685

		128,192

E-Commerce — Products (2.50%)
Amazon.Com Inc (a)(b)	526,400	46,929

Electronic Components — Semiconductors (4.96%)
Broadcom Corp (b)	795,500	25,893
Intel Corp	1,272,400	34,228
Xilinx Inc	1,351,100	32,967

		93,088

Electronic Forms (1.20%)
Adobe Systems Inc (a)(b)	469,800	22,503

Engineering — Research & Development Services (1.81%)
Foster Wheeler Ltd (b)	129,400	19,184
McDermott International Inc (b)	242,800	14,825

		34,009

Entertainment Software (1.58%)
Electronic Arts Inc (b)	485,600	29,680

Fiduciary Banks (3.84%)
State Street Corp	902,800	72,016

Finance — Investment Banker & Broker (2.87%)
Interactive Brokers Group Inc (a)(b)	369,300	10,661
Morgan Stanley	641,700	43,161

		53,822

Hotels & Motels (1.14%)
Marriott International Inc/DE	518,500	21,316

Human Resources (0.72%)
Monster Worldwide Inc (a)(b)	334,300	13,566

Investment Management & Advisory Services (1.86%)
Franklin Resources Inc	268,700	34,845

Medical — Biomedical/Gene (2.34%)
Celgene Corp (a)(b)	245,700	16,216
Genentech Inc (b)	373,300	27,673

		43,889

Medical — Drugs (2.60%)
Allergan Inc/United States (a)	354,200	23,937
Schering-Plough Corp	812,500	24,797

		48,734

Medical — HMO (0.93%)
WellPoint Inc (a)(b)	221,100	17,518

Medical Instruments (2.56%)
Medtronic Inc	626,300	29,712
St Jude Medical Inc (a)(b)	452,000	18,410

		48,122

See accompanying notes

310

Schedule of Investments
Partners LargeCap Growth Fund I
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Metal — Diversified (0.52%)
Freeport-McMoRan Copper & Gold Inc (a)	82,500	$9,709

Networking Products (3.95%)
Cisco Systems Inc (b)	866,800	28,657
Juniper Networks Inc (a)(b)	1,262,120	45,436

		74,093

Oil — Field Services (1.98%)
Schlumberger Ltd	384,400	37,121

Retail — Bedding (0.79%)
Bed Bath & Beyond Inc (a)(b)	439,000	14,900

Retail — Building Products (0.93%)
Lowe’s Cos Inc (a)	648,800	17,446

Retail — Discount (1.73%)
Target Corp	527,600	32,374

Retail — Drug Store (3.77%)
CVS Caremark Corp	1,138,872	47,571
Walgreen Co	584,800	23,187

		70,758

Retail — Regional Department Store (1.70%)
Kohl’s Corp (b)	579,000	31,828

Semiconductor Component — Integrated Circuits (3.65%)
Analog Devices Inc	841,700	28,163
Marvell Technology Group Ltd (a)(b)	2,234,500	40,288

		68,451

Semiconductor Equipment (1.86%)
Applied Materials Inc	922,100	17,907
ASML Holding NV (a)(b)	487,553	17,026

		34,933

Telecommunication Equipment — Fiber Optics (1.40%)
Corning Inc	1,081,100	26,238

Therapeutics (2.88%)
Gilead Sciences Inc (b)	1,171,000	54,088

Toys (0.86%)
Nintendo Co Ltd ADR	206,300	16,133

Transport — Services (1.40%)
Expediters International Washington Inc (a)	517,600	26,216

Web Portals (3.88%)
Google Inc (a)(b)	102,900	72,750

Wireless Equipment (6.23%)
American Tower Corp (a)(b)	1,772,700	78,318
Crown Castle International Corp (a)(b)	459,800	18,884

Qualcomm Inc	462,500	19,762

		116,964

TOTAL COMMON STOCKS		$1,833,704

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (11.97%)
Money Market Funds (11.97%)
BNY Institutional Cash Reserve Fund (c)	$224,569	$224,569

TOTAL SHORT TERM INVESTMENTS		$224,569

Total Investments		$2,058,273
Liabilities in Excess of Other Assets, Net — (9.70)%		(182,030)

TOTAL NET ASSETS — 100.00%		$1,876,243

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$340,317
Unrealized Depreciation	(44,789)

Net Unrealized Appreciation (Depreciation)	295,528
Cost for federal income tax purposes	1,762,745
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Technology	24.29%
Financial	20.53%
Communications	19.89%
Consumer, Cyclical	17.03%
Consumer, Non-cyclical	13.80%
Industrial	11.66%
Energy	1.98%
Basic Materials	0.52%
Liabilities in Excess of Other Assets, Net	(9.70%)

TOTAL NET ASSETS	100.00%

See accompanying notes

311

Schedule of Investments
Partners LargeCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (96.53%)
Aerospace & Defense Equipment (1.91%)
United Technologies Corp	212,900	$16,306

Agricultural Chemicals (1.49%)
Monsanto Co	130,552	12,746

Applications Software (2.79%)
Microsoft Corp	648,822	23,883

Auto/Truck Parts & Equipment — Original (1.98%)
Borg Warner Inc	160,500	16,966

Beverages — Non-Alcoholic (5.99%)
Coca-Cola Co/The	345,200	21,319
PepsiCo Inc	405,000	29,857

		51,176

Computer Services (1.18%)
DST Systems Inc (a)(b)	119,000	10,081

Computers (6.25%)
Apple Inc (b)	179,000	34,001
Dell Inc (b)	369,100	11,295
Research In Motion Ltd (b)	65,500	8,155

		53,451

Cosmetics & Toiletries (3.06%)
Procter & Gamble Co	376,000	26,140

Dental Supplies & Equipment (1.63%)
Dentsply International Inc	172,500	7,155
Patterson Cos Inc (a)(b)	174,300	6,817

		13,972

Diagnostic Kits (0.29%)
Idexx Laboratories Inc (a)(b)	20,100	2,448

Diversified Manufacturing Operations (6.38%)
Cooper Industries Ltd	170,500	8,933
Eaton Corp	158,100	14,637
General Electric Co	323,600	13,319
Honeywell International Inc	163,400	9,871
Roper Industries Inc (a)	109,857	7,779

		54,539

E-Commerce — Products (1.21%)
Amazon.Com Inc (a)(b)	115,900	10,333

E-Commerce — Services (1.93%)
eBay Inc (b)	286,100	10,328
priceline.com Inc (a)(b)	66,000	6,145

		16,473

Electric Products — Miscellaneous (1.86%)
Emerson Electric Co	303,600	15,869

Electronic Components — Semiconductors (3.33%)
Broadcom Corp (b)	269,800	8,782
Intersil Corp	315,000	9,557
MEMC Electronic Materials Inc (b)	76,900	5,631
PMC — Sierra Inc (a)(b)	497,100	4,479

		28,449

Enterprise Software & Services (2.05%)
Oracle Corp (b)	789,300	17,499

Entertainment Software (1.04%)
Electronic Arts Inc (b)	146,200	8,936

Fiduciary Banks (1.94%)
Northern Trust Corp (a)	220,200	16,561

Finance — Investment Banker & Broker (1.49%)
Charles Schwab Corp/The	546,900	12,710

Food — Confectionery (2.01%)
WM Wrigley Jr Co (a)	278,500	17,175

Instruments — Scientific (1.83%)
Thermo Fisher Scientific Inc (b)	266,200	15,655

Investment Management & Advisory Services (2.13%)
Janus Capital Group Inc (a)	527,200	18,194

Medical — Biomedical/Gene (0.46%)
Illumina Inc (a)(b)	70,700	3,970

Medical — Drugs (3.36%)
Allergan Inc/United States (a)	168,200	11,367
Novo Nordisk A/S ADR (a)	55,500	6,920
Schering-Plough Corp	341,728	10,430

		28,717

Medical Instruments (1.25%)
Intuitive Surgical Inc (a)(b)	32,800	10,721

Medical Products (4.61%)
Baxter International Inc	266,577	15,997
Becton Dickinson & Co	231,606	19,330
Mentor Corp (a)	96,200	4,095

		39,422

Metal — Diversified (0.76%)
Freeport-McMoRan Copper & Gold Inc	55,100	6,484

Multimedia (1.37%)
Viacom Inc (a)(b)	283,100	11,689
See accompanying notes

312

Schedule of Investments
Partners LargeCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Networking Products (4.59%)
Cisco Systems Inc (b)(c)	1,003,500	$33,176
Juniper Networks Inc (b)	168,600	6,069

		39,245

Non-Hazardous Waste Disposal (0.46%)
Waste Management Inc	107,500	3,912

Oil — Field Services (0.69%)
Schlumberger Ltd	61,000	5,891

Oil & Gas Drilling (0.40%)
Grey Wolf Inc (a)(b)	600,900	3,383

Oil Company — Exploration & Production (5.54%)
Apache Corp	149,500	15,520
Devon Energy Corp (a)	157,500	14,710
XTO Energy Inc	257,700	17,106

		47,336

Oil Company — Integrated (1.21%)
Exxon Mobil Corp	112,400	10,340

Oil Field Machinery & Equipment (0.95%)
Cameron International Corp (a)(b)	83,600	8,139

Optical Supplies (1.65%)
Alcon Inc	92,800	14,125

Property & Casualty Insurance (0.96%)
Chubb Corp	154,200	8,227

Publicly Traded Investment Fund (0.06%)
iShares Russell 1000 Growth Index Fund (a)	7,800	497

Retail — Building Products (1.11%)
Home Depot Inc	302,200	9,522

Retail — Computer Equipment (1.79%)
GameStop Corp (a)(b)	257,987	15,278

Retail — Discount (2.82%)
TJX Cos Inc	476,800	13,794
Wal-Mart Stores Inc	227,500	10,285

		24,079

Software Tools (1.14%)
VMware Inc (a)(b)	78,233	9,766

Steel Pipe & Tube (0.47%)
Valmont Industries Inc (a)	41,615	3,983

Telecommunication Equipment (0.63%)
ADC Telecommunications Inc (a)(b)	287,600	5,378

Telephone — Integrated (1.32%)
AT&T Inc	270,100	11,287

Veterinary Diagnostics (0.31%)
VCA Antech Inc (b)	58,500	2,694

Web Portals (2.87%)
Google Inc (b)	34,700	24,533

Wireless Equipment (1.98%)
American Tower Corp (a)(b)	218,400	9,649
Qualcomm Inc	170,100	7,268

		16,917

TOTAL COMMON STOCKS		$825,097

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (15.97%)
Commercial Paper (1.85%)
Abbey National NA
4.825%, 11/7/2007	$1,000	$999
Aegon NV
4.80%, 11/5/2007	400	400
Barton Capital Corp
5.07%, 11/14/2007	1,000	998
BNP Paribas Finance
5.535%, 12/10/2007	500	497
Caylon North America
4.865%, 11/13/2007	1,000	999
Federal Farm Credit Bank
4.40%, 11/1/2007	7,226	7,226
ING U.S. Funding
4.94%, 11/14/2007	1,000	998
Procter & Gamble
4.74%, 1/2/2008	700	694
Royal Bank of Scotland
4.82%, 11/14/2007	1,000	998
Westpac Banking Corp
4.93%, 11/13/2007	1,000	998
Wilmington Trust Co
4.98%, 11/19/2007	1,000	1,000

		15,807

Money Market Funds (14.12%)
BNY Institutional Cash Reserve Fund (d)	120,719	120,719

TOTAL SHORT TERM INVESTMENTS		$136,526

Total Investments		$961,623
Liabilities in Excess of Other Assets, Net — (12.50)%		(106,829)

TOTAL NET ASSETS — 100.00%		$854,794

See accompanying notes

313

Schedule of Investments
Partners LargeCap Growth Fund II
October 31, 2007

(a)	Security or a portion of the security was on loan at the end of the period,

(b)	Non-Income Producing Security

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $16,530 or 1.93% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$135,621
Unrealized Depreciation	(8,118)

Net Unrealized Appreciation (Depreciation)	127,503
Cost for federal income tax purposes	834,120
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
S&P 500 eMini; December 2007	214	$16,602	$16,637	$35
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Consumer, Non-cyclical	24.71%
Financial	21.56%
Technology	17.79%
Communications	15.89%
Industrial	12.90%
Energy	8.79%
Consumer, Cyclical	7.70%
Basic Materials	2.25%
Government	0.85%
Exchange Traded Funds	0.06%
Liabilities in Excess of Other Assets, Net	(12.50%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	1.95%
Currency Contracts	0.47%
See accompanying notes

314

Schedule of Investments
Partners LargeCap Growth Fund II
October 31, 2007
Foreign Currency Contracts

					Net Unrealized
Foreign Currency	Delivery	Contracts to			Appreciation
Sale Contracts	Date	Deliver	In Exchange For	Value	(Depreciation)
Danish Kroner	11/30/2007	20,673,687	$3,995	$4,020	$(25)
All dollar amounts are shown in thousands (000’s)

315

Schedule of Investments
Partners LargeCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (97.54%)
Advertising Agencies (0.30%)
Interpublic Group of Cos Inc (a)(b)	812,200	$8,406

Aerospace & Defense (1.49%)
Boerng Co	160,200	15,794
Lockheed Martin Corp	40,000	4,402
Northrop Grumman Corp	256,100	21,415

		41,611

Apparel Manufacturers (0.52%)
Jones Apparel Group Inc (a)	261,050	5,466
VF Corp (a)	104,700	9,123

		14,589

Applications Software (0.45%)
Microsoft Corp	343,500	12,644

Auto-Car & Light Trucks (0.85%)
General Motors Corp (a)	606,400	23,765

Auto/Truck Parts & Equipment — Original (1.67%)
Autoliv lnc	227,200	14,354
BorgWarner Inc	146,100	15,444
Lear Corp (a)(b)	62,200	2,210
Magna International Inc (a)	153,500	14,546

		46,554

Beverages — Non-Alcoholic (0.33%)
Coca-Cola Enterprises Inc (a)	361,200	9,323

Brewery (0.76%)
Molson Coors Brewing Co (a)	369,400	21,141

Building — Residential & Commercial (0.81%)
Centex Corp	249,100	6,242
KB Home	253,400	7,004
Pulte Homes Inc (a)	639,400	9,489

		22,735

Cellular Telecommunications (0.68%)
Vodafone Group PLC ADR (a)	480,200	18,857

Chemicals — Diversified (1.64%)
Dow Chemical Co/The (a)	410,700	18,498
EI Du Pont de Nemours & Co	552,600	27,359

		45,857

Chemicals — Specialty (0.76%)
Ashland Inc (a)	181,000	10,628
Lubrizol Corp	157,000	10,657

		21,285

Commercial Banks (0.47%)
Deutsche Bank AG (a)	97,600	13,055

Computer Services (0.13%)
Electronic Data Systems Corp	166,600	3,597

Computers (0.93%)
Dell Inc (b)	101,600	3,109
International Business Machines Corp	196,000	22,759

		25,868

Computers — Peripheral Equipment (0.34%)
Lexmark International Inc (b)	223,200	9,372

Containers — Metal & Glass (0.61%)
Owens-Illinois Inc (b)	381,300	16,937

Containers — Paper & Plastic (0.29%)
Sonoco Products Co	261,400	8,083

Cosmetics & Toiletries (2.30%)
Colgate-Palmolive Co	156,300	11,921
Procter & Gamble Co	752,700	52,328

		64,249

Distribution & Wholesale (0.19%)
Tech Data Corp (a)(b)	136,700	5,376

Diversified Manufacturing Operations (6.49%)
Eaton Corp	215,550	19,956
General Electric Co	2,936,000	120,846
Ingersoll-Rand Co Ltd	331,500	16,691
SPX Corp (a)	142,700	14,455
Tyco International Ltd	220,850	9,092

		181,040

Electric — Integrated (1.83%)
Constellation Energy Group Inc	192,800	18,258
Entergy Corp	187,800	22,512
Pinnacle West Capital Corp	248,100	10,023
Wisconsin Energy Corp	6,400	306

		51,099

Electronic Components — Miscellaneous (0.90%)
Flextronics International Ltd (a)(b)	1,514,569	18,644
Sanmina-SCI Corp(b)	1,195,500	2,642
Tyco Electronics Ltd	106,250	3,790

		25,076

Electronic Parts Distribution (0.49%)
Arrow Electronics Inc (a)(b)	341,800	13,665

Finance — Commercial (0.57%)
CIT Group Inc	455,100	16,038

Finance — Investment Banker & Broker (8.38%)
Citigroup Inc	2,090,800	87,605
Goldman Sachs Group Inc/The	32,200	7,983
See accompanying notes

316

Schedule of Investments
Partners LargeCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Finance — Investment Banker & Broker (continued)
JPMorgan Chase & Co	1,556,300	$73,146
Merrill Lynch & Co Inc	401,100	26,481
Morgan Stanley (a)	576,500	38,775

		233,990

Finance — Mortgage Loan/Banker (1.92%)
Federal National Mortgage Association	562,350	32,076
Freddie Mac	409,200	21,373

		53,449

Financial Guarantee Insurance (0.86%)
AMBAC Financial Group Inc	254,500	9,373
MBIA Inc (a)	230,400	9,916
MGIC Investment Corp (a)	236,300	4,575

		23,864

Food — Meat Products (0.34%)
Tyson Foods Inc	607,000	9,591

Food — Miscellaneous/Diversified (1.80%)
ConAgra Foods Inc	545,100	12,935
Kellogg Co	261,700	13,815
Kraft Foods Inc	251,942	8,418
Sara Lee Corp	917,600	15,177

		50,345

Food — Retail (1.29%)
Kroger Co/The	582,100	17,108
Safeway Inc (a)	559,000	19,006

		36,114

Food — Wholesale & Distribution (0.21%)
SUPERVALU Inc	151,400	5,867

Health Care Cost Containment (0.62%)
McKesson Corp	261,800	17,305

Insurance Brokers (0.17%)
AON Corp	103,500	4,691

Life & Health Insurance (0.56%)
Torchmark Corp	3,200	208
Unum Group	660,100	15,407

		15,615

Machinery — Construction & Mining (0.64%)
Caterpillar Inc (a)	177,500	13,243
Terex Corp(b)	61,700	4,580

		17,823

Medical — Drugs (4.66%)
Eli Lilly & Co	335,300	18,157
Merck & Co Inc	551,700	32,142
Pfizer Inc	3,245,000	79,859

		130,158

Medical — Wholesale Drug Distribution (0.33%)
AmerisourceBergen Corp	192,900	9,088

Medical Products (1.16%)
Covidien Ltd	106,250	4,420
Johnson & Johnson	430,000	28,023

		32,443

Multi-Line Insurance (6.57%)
ACE Ltd (a)	333,500	20,213
Allstate Corp/The	464,700	24,350
American International Group Inc	907,000	57,250
Genworth Financial Inc	632,900	17,278
Hartford Financial Services Group Inc (a)	194,100	18,834
MetLife Inc	374,550	25,788
Old Republic International Corp	636,100	9,751
XL Capital Ltd (a)	136,800	9,843

		183,307

Multimedia (1.04%)
Time Warner Inc (a)	830,000	15,156
Viacom Inc (a)(b)	338,700	13,985

		29,141

Office Automation & Equipment (0.48%)
Pitney Bowes Inc (a)	332,700	13,321

Oil Company — Exploration & Production (0.22%)
Occidental Petroleum Corp	89,800	6,201

Oil Company — Integrated (14.34%)
BP PLC ADR	207,300	16,167
Chevron Corp	982,900	89,945
ConocoPhillips	783,300	66,549
Exxon Mobil Corp	1,797,200	165,325
Marathon Oil Corp	577,800	34,165
Royal Dutch Shell PLC ADR	156,400	13,687
Total SA ADR (a)	178,900	14,421

		400,259

Paper & Related Products (0.79%)
Smurfit-Stone Container Corp (a)(b)	480,200	5,815
Temple-Inland Inc (a)	304,600	16,348

		22,163

Property & Casualty Insurance (1.72%)
Chubb Corp	260,300	13,887
Fidelity National Financial Inc (a)	548,000	8,434
Travelers Cos Inc/The	491,191	25,645

		47,966

See accompanying notes

317

Schedule of Investments
Partners LargeCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Publishing — Newspapers (0.63%)
Gannett Co Inc	411,400	$17,447
Regional Banks (6.70%)
Bank of America Corp	1,963,600	94,803
Comerica Inc (a)	283,000	13,210
Fifth Third Bancorp	208,800	6,531
Keycorp(a)	257,400	7,323
SunTrust Banks Inc	86,100	6,251
US Bancorp	514,500	17,061
Wachovia Corp	404,500	18,498
Wells Fargo & Co	685,600	23,317

		186,994

Reinsurance (0.43%)
PartnerRe Ltd (a)	29,200	2,431
RenaissanceRe Holdings Ltd	161,900	9,445

		11,876

Rental — Auto & Equipment (0.25%)
Avis Budget Group Inc (b)	335,200	6,996

Retail — Apparel & Shoe (0.51%)
Gap Inc/The	742,600	14,035
Ltd Brands Inc (a)	7,400	163

		14,198

Retail — Building Products (0.61%)
Home Depot Inc (a)	541,600	17,066

Retail — Discount (0.50%)
Family Dollar Stores Inc (a)	340,000	8,619
Wal-Mart Stores Inc (a)	115,000	5,199

		13,818

Retail — Office Supplies (0.18%)
Office Depot Inc (a)(b)	268,500	5,037

Retail — Regional Department Store (0.68%)
Macy’s Inc (a)	589,100	18,869

Retail — Restaurants (1.50%)
McDonalds Corp	702,300	41,927

Savings & Loans-Thrifts (0.48%)
Washington Mutual Inc	482,700	13,458

Steel — Producers (0.77%)
ArcelorMittal (a)	267,700	21,403

Telephone — Integrated (7.10%)
AT&T Inc	2,553,700	106,719
Sprint Nextel Corp (a)	1,462,400	25,007
Verizon Communications Inc	1,438,700	66,281

		198,007

Television (0.64%)
CBS Corp (a)	626,800	17,989

Tobacco (1.64%)
Altria Group Inc	627,300	45,749

Tools — Hand Held (0.51%)
Black & Decker Corp (a)	157,700	14,179

Toys (0.20%)
Mattel Inc	264,400	5,523

Wireless Equipment (0.31%)
Nokia OYJ ADR (a)	215,000	8,540

TOTAL COMMON STOCKS		$2,721,999

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (8.10%)
Commercial Paper (1.11%)
Federal Farm Credit Bank Discount Notes 4.40%, 11/1/2007	$30,919	$30,919
Money Market Funds (6.99%)
BNY Institutional Cash Reserve Fund (c)	195,123	195,123

TOTAL SHORT TERM INVESTMENTS		$226,042

Total Investments		$2,948,041
Liabilities in Excess of Other Assets, Net — (5.64)%		(157,328)

TOTAL NET ASSETS — 100.00%		$2,790,713

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$602,916
Unrealized Depreciation	(134,258)

Net Unrealized Appreciation (Depreciation)	468,658
Cost for federal income tax purposes	2,479,383
All dollar amounts are shown in thousands (000’s)
See accompanying notes

318

Schedule of Investments
Partners LargeCap Value Fund
October 31, 2007
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
S&P 500 eMini; December 2007	423	$32,556	$32,886	$330
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	35.81%
Consumer, Non-cyclical	15.71%
Energy	14.57%
Industrial	11.41%
Communications	10.69%
Consumer, Cyclical	8.22%
Basic Materials	3.97%
Technology	2.32%
Utilities	1.83%
Government	1.11%
Liabilities in Excess of Other Assets, Net	(5.64%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	1.18%
See accompanying notes

319

Schedule of Investments
Partners MidCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (95.90%)
Advertising Sales (0.97%)
Focus Media Holding Ltd ADR (a)(b)	113,200	$7,018

Agricultural Chemicals (0.89%)
Mosaic Co/The (b)	92,980	6,490

Apparel Manufacturers (2.47%)
Coach Inc(b)	224,830	8,220
Guess ? Inc	188,690	9,697

		17,917

Applications Software (2.50%)
Citrix Systems Inc (a)(b)	237,380	10,205
Nuance Communications Inc (b)	50,214	1,110
Salesforce.com Inc (a)(b)	120,850	6,812

		18,127

Auto — Medium & Heavy Duty Trucks (0.55%)
Oshkosh Truck Corp	73,040	3,959

Beverages — Non-Alcoholic (2.05%)
Hansen Natural Corp (a)(b)	84,040	5,715
Pepsi Bottling Group Inc	213,360	9,191

		14,906

Brewery (0.45%)
Molson Coors Brewing Co	57,690	3,302

Casino Hotels (1.22%)
Wynn Resorts Ltd (a)	54,730	8,835

Coal (0.43%)
Consol Energy Inc	55,660	3,145

Computer Software (0.56%)
Ommture Inc (a)(b)	118,985	4,064

Consulting Services (0.67%)
FTI Consulting Inc (a)(b)	89,200	4,844

Containers — Metal & Glass (1.56%)
Owens-Illinois Inc (b)	255,530	11,351

Data Processing & Management (2.62%)
Mastercard Inc (a)	52,370	9,927
Paychex Inc	217,900	9,104

		19,031

Dental Supplies & Equipment (0.69%)
Dentsply International Inc	121,440	5,037

Dialysis Centers (0.48%)
DaVita Inc (b)	53,680	3,499

Diversified Manufacturing Operations (3.24%)
Harsco Corp	122,500	7,426
Roper Industries Inc	142,140	10,065
SPX Corp	59,000	5,977

		23,468

E-Commerce — Services (0.46%)
priceline.com Inc (a)(b)	36,150	3,366

Electric — Transmission (0.61%)
ITC Holdings Corp (a)	76,980	4,406

Electric Products — Miscellaneous (1.04%)
Ametek Inc	160,960	7,565

Electronic Components — Semiconductors (5.56%)
Broadcom Corp (b)	263,470	8,576
Cavium Networks Inc (a)(b)	129,418	3,763
Intersil Corp	200,150	6,072
MEMC Electronic Materials Inc (b)	54,860	4,017
Nvidia Corp (b)	322,745	11,419
ON Semiconductor Corp (a)(b)	153,300	1,564
Silicon Laboratories Inc (b)	112,540	4,918

		40,329

Electronic Measurement Instruments (0.37%)
Itron Inc (a)(b)	24,710	2,656

Energy — Alternate Sources (1.72%)
Covanta Holding Corp (b)	100,120	2,714
First Solar Inc (a)(b)	61,500	9,767

		12,481

Engineering — Research & Development Services (1.98%)
McDermott International Inc (b)	117,500	7,174
Shaw Group Inc/The (a)(b)	96,580	7,205

		14,379

Entertainment Software (2.11%)
Activision Inc (b)	215,550	5,097
Electronic Arts Inc (b)	166,750	10,192

		15,289

Fiduciary Banks (1.08%)
Northern Trust Corp (a)	103,710	7,800

Finance — Other Services (2.84%)
Intercontinental Exchange Inc (b)	72,230	12,871
Nymex Holdings Inc (a)	59,870	7,695

		20,566

Food — Confectionery (1.36%)
WM Wrigley Jr Co (a)	159,800	9,855
See accompanying notes

320

Schedule of Investments
Partners MidCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Footwear & Related Apparel (0.75%)
CROCS Inc (a)(b)	72,640	$5,430

Hazardous Waste Disposal (0.69%)
Stencycle Inc (a)(b)	85,240	4,972

Independent Power Producer (0.99%)
NRG Energy Inc (b)	156,990	7,168

Industrial Gases (1.21%)
Air Products & Chemicals Inc	89,370	8,745

Insurance Brokers (0.74%)
AON Corp	118,330	5,363

Internet Infrastructure Software (1.43%)
F5 Networks Inc (a)(b)	288,132	10,381

Internet Security (1.83%)
VenSign Inc (a)(b)	388,900	13,258

Investment Management & Advisory Services (2.66%)
Affiliated Managers Group Inc (a)(b)	39,295	5,169
T Rowe Price Group Inc	219,810	14,121

		19,290

Leisure & Recreation Products (0.97%)
WMS Industries Inc (a)(b)	204,000	7,073

Machinery — Farm (0.77%)
AGCO Corp (a)(b)	94,180	5,621

Machinery — General Industry (0.55%)
Manitowoc Co Inc/The	80,710	3,976

Machinery — Pumps (0.69%)
Flowserve Corp	63,400	5,006

Medical — Biomedical/Gene (2.24%)
Alexion Pharmaceuticals Inc (a)(b)	105,990	8,108
Charles River Laboratories International (b)	87,110	5,053
PDL BioPharma Inc (a)(b)	145,390	3,082

		16,243

Medical — Drugs (2.86%)
Allergan Inc/United States	185,840	12,559
Shire PLC ADR	109,299	8,214

		20,773

Medical — HMO (0.62%)
Health Net Inc (b)	84,115	4,509

Medical Instruments (1.24%)
Intuitive Surgical Inc (a)(b)	27,460	8,976

Medical Products (0.75%)
Henry Schien Inc (b)	90,430	5,417

Metal Processors & Fabrication (1.43%)
Precision Castparts Corp	69,410	10,398

Networking Products (2.82%)
Atheros Communications Inc (a)(b)	98,112	3,444
Foundry Networks Inc (a)(b)	274,450	5,802
Juniper Networks Inc (b)	310,779	11,188

		20,434

Non-Hazardous Waste Disposal (0.33%)
Waste Connections Inc (b)	69,860	2,362

Oil — Field Services (1.28%)
Weatherford International Ltd (a)(b)	142,530	9,252

Oil & Gas Drilling (1.15%)
Diamond Offshore Drilling Inc	73,490	8,321

Oil Company — Exploration & Production (4.06%)
Quicksilver Resources Inc (a)(b)	148,920	8,489
Range Resources Corp	237,435	10,668
Southwestern Energy Co (a)(b)	198,400	10,263

		29,420

Oil Field Machinery & Equipment (2.97%)
Cameron International Corp (a)(b)	101,110	9,844
National Oilwell Varco Inc (b)	159,800	11,704

		21,548

Pharmacy Services (1.28%)
Express Scripts Inc (b)	146,980	9,274

Pipelines (2.12%)
Questar Corp	107,950	6,162
Williams Cos Inc	252,410	9,210

		15,372

Printing — Commercial (0.84%)
VistaPrint Ltd (a)(b)	128,565	6,116

Retail — Apparel & Shoe (0.57%)
Under Armour Inc — Class A (a)(b)	66,686	4,151

Retail — Computer Equipment (1.51%)
GameStop Corp (b)	185,470	10,984

Retail — Restaurants (1.32%)
Yum! Brands Inc	236,910	9,540

Retail — Sporting Goods (0.62%)
Zumiez Inc (a)(b)	108,220	4,530
See accompanying notes

321

Schedule of Investments
Partners MidCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Rubber -Tires (0.75%)
Goodyear Tire & Rubber Co/The (a)(b)	181,540	$5,473

Schools (1.47%)
Apollo Group Inc(b)	134,794	10,684

Semiconductor Equipment (1.74%)
Kla-Tencor Corp (a)	88,490	4,659
Varian Semiconductor Equipment Associates Inc (b)	172,856	7,955

		12,614

Steel — Producers (0.75%)
Steel Dynamics Inc (a)	102,370	5,448

Telecommunication Equipment — Fiber Optics (0.51%)
Ciena Corp (b)	76,590	3,666

Television (0.56%)
Central European Media Enterprises Ltd (a) (b)	35,410	4,063

Therapeutics (0.54%)
Bio Marin Pharmaceuticals Inc (a)(b)	140,967	3,909

Transactional Software (1.44%)
VeriFone Holdings Inc (a)(b)	210,650	10,412

Transport — Services (1.17%)
CH Robinson Worldwide Inc (a)	169,690	8,471

Web Portals (0.70%)
Sina Corp/China (a)(b)	89,090	5,107

Wireless Equipment (1.70%)
Crown Castle International Corp (a)(b)	214,730	8,819
SBA Communications Corp (b)	98,970	3,523

		12,342

X-Ray Equipment (0.80%)
Hologic Inc (a)(b)	85,060	5,778

TOTAL COMMON STOCKS		$695,555

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (26.01%)
Money Market Funds (26.01%)
BNY Institutional Cash Reserve Fund (c)	$188,616	$188,616

TOTAL SHORT TERM INVESTMENTS		$188,616

Total Investments		$884,171
Liabilities in Excess of Other Assets, Net — (21.91)%		(158,907)

TOTAL NET ASSETS — 100.00%		$725,264

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(o)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$158,588
Unrealized Depreciation	(3,046)

Net Unrealized Appreciation (Depreciation)	155,542
Cost for federal income tax purposes	728,629
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	33.32%
Consumer, Non-cyclical	18.35%
Technology	16.53%
Industrial	13.82%
Energy	13.72%
Communications	10.98%
Consumer, Cyclical	10.74%
Basic Materials	2.85%
Utilities	1.60%
Liabilities in Excess of Other Assets, Net	(21.91%)

TOTAL NET ASSETS	100.00%

See accompanying notes

322

Schedule of Investments
Partners MidCap Growth Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (99.72%)
Advertising Agencies (0.46%)
Omnicom Group Inc	30,050	$1,532

Aerospace & Defense (1.03%)
Rockwell Collins Inc	45,900	3,434

Aerospace & Defense Equipment (0.71%)
Goodrich Corp	34,000	2,368

Airlines (0.57%)
Continental Airlines Inc (a)(b)	55,200	1,896

Apparel Manufacturers (1.51%)
Coach Inc (b)	84,050	3,073
Phillips- Van Heusen	40,300	1,926

		4,999

Applications Software (1.54%)
Citrix Systems Inc (b)	56,450	2,427
Intuit Inc (b)	56,950	1,832
Quest Software Inc (a)(b)	48,200	839

		5,098

Auction House & Art Dealer (0.52%)
Sotheby’s (a)	31,900	1,728

Beverages — Non-Alcoholic (0.40%)
Hansen Natural Corp (a)(b)	19,700	1,340

Beverages- Wine — Spirits (0.49%)
Brown-Forman Corp (a)	21,900	1,620

Broadcasting Services & Programming (0.59%)
Discovery Holding Co (b)	69,000	1,967

Building — Residential & Commercial (0.50%)
NVR Inc (a)(b)	3,500	1,665

Cable TV (1.01%)
EchoStar Communications Corp (b)	68,800	3,368

Casino Hotels (0.97%)
Wynn Resorts Ltd (a)	20,000	3,229

Casino Services (1.09%)
International Game Technology	83,350	3,635

Cellular Telecommunications (0.59%)
Millicom International Cellular SA (a)(b)	16,700	1,962

Chemicals — Specialty (1.13%)
Lubrizol Corp	30,400	2,064
Terra Industries Inc (b)	45,650	1,684

		3,748

Commercial Services — Finance (1.09%)
Equifax Inc	51,570	1,985
Wright Express Corp (b)	41,950	1,624

		3,609

Computer Services (1.63%)
Cognizant Technology Solutions Corp (b)	77,500	3,213
DST Systems Inc (a)(b)	26,000	2,203

		5,416

Computers — Integrated Systems (0.61%)
NCR Corp (b)	73,850	2,038

Computers — Memory Devices (1.33%)
SanDisk Corp (a)(b)	40,350	1,792
Western Digital Corp (a)(b)	101,200	2,623

		4,415

Consulting Services (1.01%)
SAIC Inc (a)(b)	93,850	1,850
Watson Wyatt Worldwide Inc (a)	31,700	1,511

		3,361

Containers — Metal & Glass (0.70%)
Ball Corp	46,550	2,308

Containers — Paper & Plastic (0.54%)
Pactiv Corp (b)	65,350	1,795

Cosmetics & Toiletries (0.26%)
Bare Escentuals Inc (a)(b)	34,800	860

Data Processing & Management (1.57%)
Mastercard Inc (a)	23,750	4,502
Total System Services Inc (a)	24,200	725

		5,227

Dialysis Centers (0.32%)
DaVita Inc (a)(b)	16,450	1,072

Disposable Medical Products (0.91%)
CR Bard Inc	36,000	3,010

Distribution & Wholesale (0.52%)
WW Grainger Inc	19,100	1,717

Diversified Manufacturing Operations (1.55%)
Cooper Industries Ltd	16,800	880
Eaton Corp	20,900	1,935
Parker Hannifin Corp	29,000	2,331

		5,146

Drug Delivery Systems (0.75%)
Hospira Inc (b)	60,500	2,500
See accompanying notes

323

Schedule of Investments
Partners MidCap Growth Fund I
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
E-Commerce — Products (0.00%)

E-Commerce — Services (0.52%)
priceline.com Inc (a)(b)	18,550	1,727

Electric — Integrated (1.76%)
Constellation Energy Group Inc	39,450	3,736
Edison International	36,350	2,111

		5,847

Electronic Components — Miscellaneous (0.61%)
Gentex Corp (a)	96,650	2,008

Electronic Components — Semiconductors (3.07%)
Intersil Corp	48,950	1,485
MEMC Electronic Materials Inc (b)	51,600	3,778
Microchip Technology Inc	59,500	1,974
Nvidia Corp (b)	83,925	2,969

		10,206

Electronic Connectors (0.36%)
Thomas & Betts Corp (b)	21,600	1,210

Electronic Measurement Instruments (0.60%)
Agilent Technologies Inc (b)	54,400	2,005

Engineering — Research & Development Services (3.10%)
EMCOR Group Inc (b)	26,950	928
Fluor Corp	20,250	3,199
KBR Inc (b)	57,000	2,444
McDermott International Inc (b)	61,150	3,734

		10,305

Engines — Internal Combustion (0.82%)
Cummins Inc	22,750	2,729

Enterprise Software & Services (1.73%)
BMC Software Inc (b)	67,250	2,276
CA Inc	94,450	2,498
Sybase Inc (a)(b)	33,800	967

		5,741

Fiduciary Banks (0.93%)
Northern Trust Corp	41,000	3,084

Finance — Investment Banker & Broker (1.11%)
MF Global Ltd (b)	55,050	1,627
TD Ameritrade Holding Corp (a)(b)	107,650	2,061

		3,688

Finance — Other Services (1.93%)
IntercontmentalExchange Inc (a)(b)	20,200	3,599
Nasdaq Stock Market Inc/The (a)(b)	59,800	2,793

		6,392

Food — Meat Products (0.43%)
Hormel Foods Corp	39,000	1,423

Food — Miscellaneous/Diversified (1.25%)
ConAgra Foods Inc	50,550	1,200
HJ Heinz Co	40,700	1,904
McCormick & Co Inc/MD	29,700	1,040

		4,144

Gas — Distribution (0.41%)
Sempra Energy	22,100	1,359

Home Decoration Products (0.44%)
Newell Rubbermaid Inc	50,450	1,471

Home Furnishings (0.34%)
Tempur-Pedic International Inc (a)	31,350	1,129

Hotels & Motels (1.16%)
Choice Hotels International Inc (a)	41,300	1,600
Starwood Hotels & Resorts Worldwide Inc (a)	39,500	2,246

		3,846

Human Resources (0.74%)
Manpower Inc	33,050	2,470

Independent Power Producer (0.92%)
Mirant Corp (a)(b)	72,400	3,067

Industrial Audio & Video Products (0.77%)
Dolby Laboratories Inc (a)(b)	61,550	2,552

Industrial Automation & Robots (0.60%)
Rockwell Automation Inc/DE	29,000	1,998

Industrial Gases (1.31%)
Air Products & Chemicals Inc	21,250	2,079
Airgas Inc	44,900	2,266

		4,345

Instruments — Controls (0.72%)
Mettler Toledo International Inc (b)	22,600	2,404

Internet Infrastructure Software (0.54%)
Akamai Technologies Inc (a)(b)	46,150	1,809

Internet Security (0.95%)
McAfee Inc (b)	76,450	3,161

Investment Management & Advisory Services (1.13%)
Eaton Vance Corp	32,350	1,618
Federated Investors Inc	49,950	2,148

		3,766

See accompanying notes

324

Schedule of Investments
Partners MidCap Growth Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Life & Health Insurance (0.75%)
Cigna Corp	47,350	$2,485

Machinery — Farm (0.83%)
AGCO Corp (a)(b)	45,950	2,742

Medical — Biomedical/Gene (0.48%)
Genzyme Corp (b)	21,000	1,595

Medical — Drugs (2.46%)
Cephalon Inc (a)(b)	23,100	1,703
Endo Pharmaceuticals Holdings Inc (b)	36,100	1,058
Forest Laboratories Inc(b)	56,000	2,188
King Pharmaceuticals Inc (b)	111,200	1,179
OSI Pharmaceuticals Inc (a)(b)	35,950	1,494
Viropharma Inc (a)(b)	63,050	543

		8,165

Medical — HMO (1.66%)
Coventry Health Care Inc (b)	43,100	2,599
Humana Inc (b)	39,000	2,923

		5,522

Medical — Wholesale Drug Distribution (0.66%)
Amerisource Bergen Corp	46,550	2,193

Medical Information Systems (0.51%)
Allscripts Healthcare Solutions Inc (a)(b)	61,100	1,692

Medical Instruments (1.32%)
Edwards Lifesciences Corp (a)(b)	30,400	1,527
St Jude Medical Inc (b)	70,450	2,869

		4,396

Medical Laboratory & Testing Service (1.11%)
Covance Inc (b)	14,150	1,167
Laboratory Corp of America Holdings (b)	36,450	2,506

		3,673

Medical Products (1.76%)
Henry Schein Inc (b)	52,050	3,118
Mentor Corp (a)	31,550	1,343
Zimmer Holdings Inc (b)	20,000	1,390

		5,851

Metal — Iron (0.48%)
Cleveland-Cliffs Inc (a)	16,550	1,583

Metal Processors & Fabrication (1.26%)
Precision Castparts Corp	28,000	4,195

Multi-Line Insurance (0.51%)
HCC Insurance Holdings Inc	56,850	1,699

Non-Hazardous Waste Disposal (0.44%)
Republic Services Inc (a)	42,550	1,455

Office Automation & Equipment (0.35%)
Xerox Corp	66,000	1,151

Oil — Field Services (0.56%)
Global Industries Ltd (a)(b)	76,100	1,874

Oil & Gas Drilling (2.85%)
ENSCO International Inc	50,000	2,774
GlobalSantaFe Corp (a)	31,950	2,589
Noble Corp	77,200	4,088

		9,451

Oil Company — Exploration & Production (2.70%)
Chesapeake Energy Corp (a)	71,900	2,839
Cimarex Energy Co	41,650	1,687
Noble Energy Inc	34,900	2,671
Unit Corp (b)	37,250	1,780

		8,977

Oil Field Machinery & Equipment (1.54%)
National Oilwell Varco Inc (b)	69,800	5,112

Oil Refining & Marketing (1.38%)
Frontier Oil Corp	22,500	1,030
Holly Corp	23,000	1,445
Tesoro Corp (a)	34,650	2,097

		4,572

Paper & Related Products (0.37%)
International Paper Co	33,150	1,225

Printing — Commercial (0.46%)
RR Donnelley & Sons Co	38,000	1,531

Racetracks (0.21%)
International Speedway Corp	15,550	691

Reinsurance (0.30%)
Endurance Specialty Holdings Ltd (a)	25,100	984

REITS — Hotels (0.28%)
Hospitality Properties Trust	23,500	931

REITS — Warehouse & Industrial (1.19%)
Prologis	55,250	3,964

Retail — Apparel & Shoe (0.75%)
American Eagle Outfitters Inc	62,925	1,497
AnnTaylor Stores Corp (a)(b)	32,050	993

		2,490

See accompanying notes

325

Schedule of Investments
Partners MidCap Growth Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail — Auto Parts (0.67%)
Autozone Inc (b)	17,750	$2,208

Retail — Automobile (0.66%)
Copart Inc (b)	56,900	2,184

Retail — Catalog Shopping (0.50%)
MSC Industrial Direct Co	33,950	1,654

Retail — Discount (1.97%)
Big Lots Inc (a)(b)	53,500	1,283
Dollar Tree Stores Inc (b)	53,700	2,057
TJX Cos Inc	110,600	3,199

		6,539

Retail — Jewelry (0.69%)
Tiffany & Co	42,450	2,300

Retail — Major Department Store (0.69%)
Saks Inc (a)	108,950	2,305

Retail — Restaurants (1.79%)
Darden Restaurants Inc	44,900	1,930
Yum! Brands Inc	99,250	3,997

		5,927

Schools (0.76%)
Apollo Group Inc (b)	31,750	2,516

Semiconductor Component — Integrated Circuits (2.09%)
Analog Devices Inc	46,200	1,546
Emulex Corp (b)	44,100	955
Integrated Deviee Technology Inc (b)	115,900	1,556
Linear Technology Corp (a)	87,450	2,888

		6,945

Semiconductor Equipment (1.11%)
Lam Research Corp (a)(b)	57,600	2,891
Teradyne lnc (b)	65,150	804

		3,695

Steel — Producers (1.91%)
Carpenter Technology Corp	16,500	2,391
Steel Dynamics Inc	39,500	2,102
United States Steel Corp	17,050	1,840

		6,333

Telecommunication Equipment (0.87%)
Adtran Inc	63,850	1,537
Tellabs Inc (b)	154,300	1,359

		2,896

Telephone — Integrated (0.64%)
Wrndstream Corp (a)	158,050	2,126

Tobacco (0.33%)
Reynolds American Inc (a)	17,150	1,105

Toys (0.33%)
Marvel Entertainment Inc (a)(b)	44,050	1,090

Transport — Marine (1.56%)
Kirby Corp (b)	39,600	1,809
Overseas Shipholding Group Inc	22,150	1,648
Tidewater Inc	31,800	1,738

		5,195

Transport — Truck (0.37%)
Con-way Inc	28,550	1,217

Wireless Equipment (1.46%)
American Tower Corp (b)	50,650	2,238
InterDigital Inc (a)(b)	23,600	507
SBA Communications Corp (a)(b)	58,650	2,088
		4,833

TOTAL COMMON STOCKS		$331,216

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (22.14%)
Money Market Funds (22.14%)
BNY Institutional Cash Reserve Fund (c)	$73,545	$73,545

TOTAL SHORT TERM INVESTMENTS		$73,545

Total Investments		$404,761
Liabilities in Excess of Other Assets, Net — (21.86)%		(72,620)

TOTAL NET ASSETS — 100.00%		$332,141

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$43,721
Unrealized Depreciation	(8,461)
Net Unrealized Appreciation (Depreciation)	35,260
Cost for federal income tax purposes	369,501
All dollar amounts are shown in thousands (000’s)
See accompanying notes

326

Schedule of Investments
Partners MidCap Growth Fund I
October 31, 2007
Portfolio Summary (unaudited)

Sector	Percent

Financial	30.27%
Consumer, Non-cyclical	19.17%
Industrial	16.58%
Technology	15.54%
Consumer, Cyclical	15.35%
Energy	9.03%
Communications	7.64%
Basic Materials	5.19%
Utilities	3.09%
Liabilities in Excess of Other Assets, Net	(21.86%)

TOTAL NET ASSETS	100.00%

See accompanying notes

327

Schedule of Investments
Partners MidCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (99.39%)
Aerospace & Defense (0.28%)
Empresa Brasileira de Aeronautica SA ADR	16,378	$799
Spirit Aerosystems Holdings Inc (a)	36,000	1,250

		2,049

Airlines (0.56%)
US Airways Group Inc/NEW (a)(b)	147,000	4,066

Apparel Manufacturers (0.48%)
Liz Claiborne Inc	122,400	3,485

Appliances (1.00%)
Whirlpool Corp (b)	91,205	7,222

Auto — Car & Light Trucks (0.89%)
Ford Motor Co (a)(b)	725,804	6,438

Auto/Truck Parts & Equipment — Original (1.49%)
Autoliv Inc	65,500	4,138
TRW Automotive Holdings Corp (a)(b)	108,200	3,213
WABCO Holdings Inc (b)	67,100	3,410

		10,761

Batteries & Battery Systems (0.56%)
Energizer Holdings Inc (a)(b)	38,500	4,016

Beverages — Non-Alcoholic (0.74%)
Pepsi Bottling Group Inc (b)	122,900	5,294

Beverages — Wine & Spirits (0.68%)
Constellation Brands Inc (a)(b)	193,831	4,869

Broadcasting Services & Programming (1.12%)
Liberty Media Corp — Capital Series A (a)	64,700	8,086

Building — Heavy Construction (1.60%)
Chicago Bridge & Iron Co NV	107,896	5,395
Granite Construction Inc	40,400	1,730
Perini Corp (a)(b)	76,200	4,370

		11,495

Building — Residential & Commercial (0.78%)
NVR Inc (a)(b)	9,151	4,354
Ryland Group Inc (b)	44,900	1,276

		5,630

Building & Construction Products — Miscellaneous (0.47%)
Owens Corning Inc (a)(b)	146,900	3,395

Chemicals — Diversified (0.79%)
FMC Corp	7,200	414
PPG Industries Inc	70,200	5,247

		5,661

Chemicals — Specialty (1.57%)
Ashland Inc	79,200	4,651
Eastman Chemical Co	66,800	4,448
Lubrizol Corp	32,600	2,213

		11,312

Commercial Banks (1.85%)
Colonial BancGroup Inc/The	139,100	2,668
M&T Bank Corp (b)	10,700	1,064
Marshall & Ilsley Corp	71,700	3,062
UnionBanCal Corp (b)	55,800	3,014
Zions Bancorporation	59,200	3,499

		13,307

Commercial Services (0.47%)
Convergys Corp (a)	186,400	3,417

Computer Services (2.46%)
Affiliated Computer Services Inc (a)(b)	66,000	3,344
Computer Sciences Corp (a)	112,100	6,545
Electronic Data Systems Corp	207,000	4,469
Unisys Corp (a)(b)	552,400	3,359

		17,717

Computers — Integrated Systems (0.36%)
Teradata Corp (a)	91,700	2,616

Computers — Memory Devices (0.66%)
Western Digital Corp (a)(b)	183,800	4,764

Computers — Peripheral Equipment (0.28%)
Lexmark International Inc (a)(b)	47,600	1,999

Containers — Paper & Plastic (0.25%)
Sonoco Products Co	59,400	1,837

Cosmetics & Toiletries (0.53%)
Avon Products Inc	92,900	3,807

Distribution & Wholesale (0.60%)
Ingram Micro Inc (a)(b)	203,900	4,331

Diversified Manufacturing Operations (3.12%)
Cooper Industries Ltd	60,300	3,159
Eaton Corp	53,545	4,957
ITT Corp	60,200	4,029
Parker Hannifin Corp	94,200	7,571
Teleflex Inc	37,500	2,745

		22,461

Diversified Minerals (0.49%)
Teck Cominco Ltd (b)	70,200	3,510

Electric — Integrated (9.56%)
American Electric Power Co Inc	140,300	6,764
See accompanying notes

328

Schedule of Investments
Partners MidCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Electric — Integrated (continued)
Constellation Energy Group Inc	75,400	$7,140
DPL Inc (b)	163,196	4,739
DTE Energy Co (b)	38,800	1,925
Edison International	195,112	11,334
Entergy Corp	21,600	2,589
FirstEnergy Corp	68,900	4,802
MDU Resources Group Inc (b)	88,800	2,501
Northeast Utilities	144,100	4,443
Pepco Holdings Inc	116,100	3,308
PG&E Corp (b)	168,600	8,250
PPL Corp	89,600	4,632
Progress Energy Inc	43,800	2,102
Wisconsin Energy Corp	9,800	469
Xcel Energy Inc	169,100	3,813

		68,811

Electronic Components — Miscellaneous (0.63%)
Jabil Circuit Inc	103,100	2,240
Vishay Intertechnology Inc (a)	180,449	2,272

		4,512

Electronic Components — Semiconductors (0.47%)
International Rectifier Corp (a)	100,559	3,357
Electronic Parts Distribution (1.36%)
Arrow Electronics Inc (a)(b)	100,800	4,030
Avnet Inc (a)(b)	137,400	5,732

		9,762

Electronics — Military (0.16%)
L-3 Communications Holdings Inc	10,500	1,151

Engineering — Research & Development Services (1.91%)
EMCOR Group Inc (a)(b)	93,500	3,219
KBR Inc (a)	135,900	5,828
McDermott International Inc (a)	56,600	3,456
Shaw Group Inc/The (a)	16,800	1,253

		13,756

Enterprise Software & Services (0.66%)
CA Inc (b)	180,500	4,774

Entertainment Software (0.61%)
Take-Two Interactive Software Inc (a)(b)	235,700	4,426

Fiduciary Banks (0.72%)
Northern Trust Corp	68,600	5,159

Finance — Investment Banker & Broker (2.44%)
Bear Stearns Cos Inc/The	41,344	4,696
Jefferies Group Inc	147,700	3,948
Morgan Stanley	60,300	4,056
Raymond James Financial Inc (b)	130,600	4,865

		17,565

Finance — Other Services (0.28%)
Nasdaq Stock Market Inc/The (a)(b)	43,000	2,008

Food — Meat Products (0.98%)
Hormel Foods Corp (b)	55,800	2,036
Smithfield Foods Inc (a)(b)	119,900	3,437
Tyson Foods Inc	100,900	1,594

		7,067

Food — Miscellaneous/Diversified (2.45%)
Campbell Soup Co	121,700	4,501
ConAgra Foods Inc	335,500	7,961
Sara Lee Corp	313,600	5,187

Food — Retail (1.08%)		17,649

Safeway Inc (b)	227,900	7,749

Food — Wholesale & Distribution (0.81%)
SUPERVALU Inc (b)	150,400	5,828

Gas — Distribution (2.45%)
Atmos Energy Corp (b)	155,601	4,365
NiSource Inc	252,300	5,159
Sempra Energy	132,200	8,132

		17,656

Hotels & Motels (0.16%)
Wyndham Worldwide Corp	34,900	1,146

Independent Power Producer (1.08%)
Mirant Corp (a)(b)	95,012	4,024
NRG Energy Inc (a)(b)	82,386	3,762

		7,786

Instruments — Scientific (0.67%)
Applera Corp — Applied Biosystems Group (b)	129,100	4,795

Insurance Brokers (1.07%)
AON Corp	169,600	7,686

Internet Security (0.17%)
Check Point Software Technologies (a)(b)	47,118	1,190

Investment Management & Advisory Services (1.27%)
Ameriprise Financial Inc	119,400	7,520
Legg Mason Inc (b)	19,826	1,644

		9,164

Leisure & Recreation Products (0.51%)
Brunswick Corp/DE (b)	164,400	3,668
See accompanying notes

329

Schedule of Investments
Partners MidCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Life & Health Insurance (1.42%)
Cigna Corp	59,600	$3,128
Protective Life Corp	39,400	1,689
Reinsurance Group of America Inc	12,500	714
StanCorp Financial Group Inc	85,300	4,703

		10,234

Machinery — Construction & Mining (0.77%)
Joy Global Inc	17,338	1,006
Terex Corp (a)	61,206	4,543

		5,549

Machinery — Pumps (0.26%)
Flowserve Corp	23,800	1,879

Medical — Drugs (0.70%) Endo Pharmaceuticals Holdings Inc (a)	52,100	1,526
King Pharmaceuticals Inc (a)(b)	267,800	2,839
Shire PLC ADR	8,520	640

		5,005

Medical — HMO (0.78%)
Aetna Inc	51,505	2,893
AMERIGROUP Corp (a)(b)	30,300	1,061
Coventry Health Care Inc (a)	27,781	1,675

		5,629

Medical — Wholesale Drug Distribution (0.69%)
AmerisourceBergen Corp	104,900	4,942

Medical Instruments (0.32%)
Beckman Coulter Inc	32,500	2,302

Medical Products (0.13%) Covidien Ltd	22,500	936
Metal — Diversified (0.80%)
Freeport-McMoRan Copper & Gold Inc	49,100	5,778

Metal — Iron (0.47%)
Cleveland-Cliffs Inc (b)	35,200	3,367

Metal Processors & Fabrication (1.15%)
Commercial Metals Co	126,700	3,976
Timken Co	128,600	4,277

		8,253

Motion Pictures & Services (0.28%)
DreamWorks Animation SKG Inc (a)(b)	61,200	1,993

Motorcycle/Motor Scooter (0.50%)
Harley-Davidson Inc	69,964	3,603

Multi-Line Insurance (4.10%)
American Financial Group Inc/OH (b)	132,100	3,950
Assurant Inc (b)	175,700	10,268
CNA Financial Corp	87,900	3,483
Hanover Insurance Group Inc/The	71,000	3,271
Old Republic International Corp	155,600	2,385
XL Capital Ltd (b)	85,500	6,152

		29,509

Multimedia (0.47%)
McGraw-Hill Cos Inc/The	67,500	3,378

Non-Hazardous Waste Disposal (0.36%)
Republic Services Inc (b)	76,500	2,615

Oil — Field Services (0.44%)
Oceaneering International Inc (a)(b)	40,600	3,137

Oil & Gas Drilling (1.34%)
Nabors Industries Ltd (a)(b)	125,500	3,524
Noble Corp	81,000	4,289
Patterson-UTI Energy Inc (b)	90,300	1,801

		9,614

Oil Company — Exploration & Production (1.94%)
Canadian Natural Resources Ltd (b)	22,917	1,907
Denbury Resources Inc (a)	45,307	2,565
Murphy Oil Corp	85,200	6,273
Southwestern Energy Co (a)(b)	23,687	1,225
Talisman Energy Inc (b)	54,780	1,191
XTO Energy Inc	12,539	832

		13,993

Oil Company — Integrated (1.48%)
Delek US Holdings Inc	43,100	1,034
Hess Corp	134,700	9,646

		10,680

Oil Field Machinery & Equipment (0.65%)
National Oilwell Varco Inc (a)	64,000	4,687

Oil Refining & Marketing (1.13%)
Frontier Oil Corp (b)	93,900	4,300
Sunoco Inc	31,126	2,291
Western Refining Inc (b)	42,000	1,540

		8,131

Pipelines (0.60%)
Oneoklnc	87,200	4,355

Printing — Commercial (0.53%)
RR Donnelley & Sons Co	94,200	3,795

Property & Casualty Insurance (1.72%)
Arch Capital Group Ltd (a)	60,824	4,548
Fidelity National Financial Inc	167,300	2,575
WR Berkley Corp	147,300	4,432
See accompanying notes

330

Schedule of Investments
Partners MidCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Property & Casualty Insurance (continued)
Zenith National Insurance Corp	20,865	$838

		12,393

Racetracks (0.05%)
International Speedway Corp (b)	8,250	367

Regional Banks (0.18%)
Comerica Inc	27,600	1,288

Reinsurance (2.15%)
Axis Capital Holdings Ltd	138,200	5,492
Endurance Specialty Holdings Ltd (b)	13,102	514
Everest Re Group Ltd (b)	43,800	4,666
Odyssey Re Holdings Corp (b)	57,700	2,145
RenaissanceRe Holdings Ltd (b)	24,658	1,439
Transatlantic Holdings Inc	16,000	1,193

		15,449

REITS — Apartments (0.75%)
Apartment Investment & Management Co (b)	43,700	2,042
Camden Property Trust (b)	53,405	3,330

		5,372

REITS — Diversified (1.52%)
Colonial Properties Trust	53,905	1,689
Duke Realty Corp (b)	71,500	2,299
iStar Financial Inc (b)	105,485	3,218
Liberty Property Trust (b)	99,600	3,747

		10,953

REITS — Healthcare (0.34%)
Ventas Inc	57,100	2,449

REITS — Hotels (1.56%)
Ashford Hospitality Trust Inc	250,175	2,462
Hospitality Properties Trust (b)	117,300	4,645
Host Hotels & Resorts Inc (b)	186,900	4,141

		11,248

REITS — Mortgage (0.45%)
Annaly Capital Management Inc (b)	191,400	3,271

REITS — Office Property (0.12%)
Brandywine Realty Trust (b)	10,144	262
HRPT Properties Trust (b)	60,700	570

		832

REITS — Regional Malls (0.73%)
General Growth Properties Inc (b)	97,100	5,278

REITS — Shopping Centers (0.91%)
Developers Diversified Realty Corp (b)	47,775	2,408
Kimco Realty Corp	91,400	3,795
Regency Centers Corp (b)	4,800	343

		6,546

REITS — Storage (0.61%)
Public Storage	54,300	4,397

REITS — Warehouse & Industrial (1.68%)
AMB Property Corp (b)	72,800	4,758
First Industrial Realty Trust Inc	42,041	1,713
Prologis (b)	78,300	5,617

		12,088

Retail — Apparel & Shoe (1.42%)
Abercrombie & Fitch Co (b)	10,600	840
Foot Locker Inc (b)	171,800	2,558
Gap Inc/The	360,800	6,819

		10,217

Retail — Bookstore (0.56%)
Barnes & Noble Inc	104,100	4,022

Retail — Discount (0.92%)
BJ’s Wholesale Club Inc (a)	119,300	4,281
TJX Cos Inc	81,682	2,363

		6,644

Retail — Drug Store (0.08%)
Rite Aid Corp (a)(b)	145,100	567

Retail — Major Department Store (0.73%)
JC Penney Co Inc	59,700	3,358
Saks Inc (b)	88,100	1,864

		5,222

Retail — Regional Department Store (0.41%)
Macy’s Inc (b)	91,800	2,940

Steel — Producers (1.74%)
United States Steel Corp	116,200	12,538

Telecommunication Equipment (0.67%)
ADC Telecommunications Inc (a)(b)	150,600	2,816
Arris Group Inc (a)(b)	177,618	2,043

		4,859

Telecommunication Services (0.77%)
Embarq Corp (b)	104,700	5,541

Tobacco (0.11%)
Loews Corp — Carolina Group	8,900	763

Tools — Hand Held (0.56%)
Black & Decker Corp (b)	44,900	4,037
See accompanying notes

331

Schedule of Investments
Partners MidCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Toys (0.81%)
Hasbro Inc	70,600	$2,108
Mattel Inc	179,100	3,741

		5,849

Transport — Marine (0.59%)
Ship Finance International Ltd (b)	154,303	4,225

Vitamins & Nutrition Products (0.36%)
NBTY Inc (a)	73,700	2,624

TOTAL COMMON STOCKS		$715,553

SHORT TERM INVESTMENTS (18.84%)
Money Market Funds (18.84%)
BNY Institutional Cash Reserve Fund (c)	$135,669	$135,669

TOTAL SHORT TERM INVESTMENTS		$135,669

Total Investments		$851,222
Liabilities in Excess of Other Assets, Net — (18.23)%		(131,272)

TOTAL NET ASSETS — 100.00%		$719,950

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$73,232
Unrealized Depreciation	(40,602)

Net Unrealized Appreciation (Depreciation)	32,630
Cost for federal income tax purposes	818,592
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Financial	44.71%
Industrial	14.69%
Utilities	13.09%
Consumer, Cyclical	12.25%
Consumer, Non-cyclical	11.34%
Energy	7.58%
Basic Materials	5.86%
Technology	5.51%
Communications	3.20%
Liabilities in Excess of Other Assets, Net	(18.23%)

TOTAL NET ASSETS	100.00%

See accompanying notes

332

Schedule of Investments
Partners SmallCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (96.23%)
Aerospace & Defense Equipment (2.74%)
AAR Corp (a)(b)	207,128	$6,638
BE Aerospace Inc (b)	165,339	8,219
DRS Technologies Inc	26,157	1,503
Triumph Group Inc (a)	41,700	3,320

		19,680

Alternative Waste Tech (0.17%)
Darling International Inc (a)(b)	119,146	1,199

Apparel Manufacturers (1.34%)
Guess ? Inc	19,086	981
Gymboree Corp (a)(b)	77,000	2,620
Phillips-Van Heusen	125,102	5,980

		9,581

Applications Software (2.43%)
Callidus Software Inc (b)	131,277	970
Moldflow Corp (b)	79,220	1,207
Nuance Communications Inc (a)(b)	400,324	8,851
Progress Software Corp (b)	110,323	3,609
SourceForge Inc (b)	253,845	673
Verint Systems Inc (b)	85,633	2,148

		17,458

Batteries & Battery Systems (0.14%)
Energy Conversion Devices Inc (a)(b)	37,590	1,026

Building — Maintenance & Service (0.38%)
Healthcare Services Group (a)	124,850	2,742

Building & Construction — Miscellaneous (0.23%)
Layne Christensen Co (b)	29,266	1,666

Building Products — Doors & Windows (0.44%)
Apogee Enterprises Inc	133,000	3,130

Building Products — Light Fixtures (0.35%)
Genlyte Group Inc (a)(b)	38,650	2,516

Cellular Telecommunications (0.15%)
Centennial Communications Corp (b)	102,284	1,047

Chemicals — Plastics (0.19%)
Landec Corp (a)(b)	93,411	1,388

Commercial Banks (2.07%)
Prosperity Bancshares Inc	88,400	2,857
SVB Financial Group (a)(b)	77,785	4,029
Texas Capital Bancshares Inc (b)	96,974	2,146
UCBH Holdings Inc (a)	213,081	3,637
Virginia Commerce Bancorp (a)(b)	74,755	1,068
Wilshire Bancorp Inc	109,030	1,123

		14,860

Commercial Services (1.31%)
eTelecare Global Solutions Inc ADR (a)(b)	83,900	733
HMS Holdings Corp (a)(b)	84,255	2,399
PeopleSupport Inc (a)(b)	39,893	460
Team Inc (b)	35,724	1,150
TeleTech Holdings Inc (a)(b)	188,300	4,694

		9,436

Commercial Services — Finance (0.32%)
Bankrate Inc (a)(b)	50,287	2,311

Communications Software (0.48%)
Smith Micro Software Inc (a)(b)	223,494	3,444

Computer Aided Design (1.06%)
Ansys Inc (b)	195,680	7,594

Computer Services (1.17%)
BluePhoenix Solutions Ltd (a)(b)	57,518	1,225
Cognizant Technology Solutions Corp (b)	40,800	1,692
Factset Research Systems Inc	60,329	4,254
iGate Corp (b)	101,804	893
Starlims Technologies Ltd (b)	30,962	368

		8,432

Computer Software (0.30%)
Blackbaud Inc	30,846	831
Omniture Inc (a)(b)	37,855	1,293

		2,124

Computers — Integrated Systems (1.51%)
Brocade Communications Systems Inc (b)	253,950	2,415
Micros Systems Inc (b)	72,797	5,228
Stratasys Inc (a)(b)	123,300	3,210

		10,853

Computers — Peripheral Equipment (0.27%)
Compellent Technologies Inc (a)(b)	77,200	1,243
Icad Inc (b)	214,639	663

		1,906

Consulting Services (0.61%)
CRA International Inc (a)(b)	71,286	3,691
Diamond Management & Technology Consultants Inc (a)	64,064	684

		4,375

Consumer Products — Miscellaneous (0.28%)
Central Garden and Pet Co — A Shares (a)(b)	162,344	1,351
Central Garden and Pet Co (a)(b)	81,172	673

		2,024

Containers — Metal & Glass (0.26%)
Greif Inc	29,280	1,862
See accompanying notes

333

Schedule of Investments
Partners SmallCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Cosmetics & Toiletries (1.00%)
Bare Escentuals Inc (a)(b)	115,100	$2,843
Chattem Inc (a)(b)	58,100	4,317

		7,160

Data Processing & Management (0.60%)
FalconStor Software Inc (a)(b)	306,294	4,297

Decision Support Software (1.05%)
DemandTec Inc (a)(b)	119,017	2,149
Interactive Intelligence Inc (b)	127,505	3,322
SPSS Inc (a)(b)	54,544	2,073

		7,544

Diagnostic Equipment (1.21%)
Gen-Probe Inc (b)	85,887	6,014
Hansen Medical Inc (a)(b)	49,600	1,928
Immucor Inc (b)	23,500	758

		8,700

Diagnostic Kits (0.30%)
Medtox Scientific Inc (b)	38,934	675
Meridian Bioscience Inc	43,534	1,441

		2,116

Disposable Medical Products (0.18%)
Volcano Corp (a)(b)	73,578	1,257

Distribution & Wholesale (0.74%)
Beacon Roofing Supply Inc (a)(b)	67,445	606
LKQ Corp (a)(b)	122,823	4,736

		5,342

Diversified Manufacturing Operations (0.98%)
Ameron International Corp	10,398	1,122
Barnes Group Inc	40,765	1,497
ESCO Technologies Inc (a)(b)	89,299	3,696
Lydall Inc (b)	63,633	685

		7,000

Drug Delivery Systems (0.11%)
Penwest Pharmaceuticals Co (a)(b)	97,055	805

E-Commerce — Products (0.40%)
1-800-FLOWERS.COM Inc (a)(b)	117,293	1,406
NutriSystem Inc (a)(b)	48,439	1,458

		2,864

Educational Software (1.41%)
Blackboard Inc (a)(b)	172,819	8,623
Noah Education Holdings Ltd ADR (b)	2,600	47
SkillSoft PLC ADR (b)	163,453	1,463

		10,133

Electronic Components — Miscellaneous (0.89%)
Benchmark Electronics Inc (a)(b)	155,505	3,190
Daktronics Inc (a)	27,640	824
Technitrol Inc	80,700	2,373

		6,387

Electronic Components — Semiconductors (4.64%)
Advanced Analogic Technologies Inc (a)(b)	416,352	5,029
AMIS Holdings Inc (a)(b)	65,750	504
AXT Inc (b)	181,667	832
Diodes Inc (a)(b)	178,595	5,904
Microsemi Corp (a)(b)	392,976	10,457
ON Semiconductor Corp (a)(b)	243,350	2,482
SiRF Technology Holdings Inc (a)(b)	27,100	808
Skyworks Solutions Inc (a)(b)	252,780	2,331
Supertex Inc (a)(b)	74,931	2,738
Volterra Semiconductor Corp (a)(b)	69,950	860
Zoran Corp (b)	54,337	1,386

		33,331

Electronic Design Automation (0.51%)
Ansoft Corp (a)(b)	90,242	2,715
Magma Design Automation Inc (b)	63,535	946

		3,661

Electronic Measurement Instruments (0.81%)
Analogic Corp	24,278	1,387
FARO Technologies Inc (a)(b)	40,100	1,153
Flir Systems Inc (b)	13,290	922
Itron lnc(a)(b)	12,650	1,360
LeCroy Corp (b)	100,867	989

		5,811

Electronic Security Devices (0.49%)
American Science & Engineering Inc	15,826	956
Taser International Inc (a)(b)	154,511	2,573

		3,529

E-Marketing & Information (0.02%)
Constant Contact Inc (a)(b)	4,939	123

Energy — Alternate Sources (0.29%)
FuelCell Energy Inc (a)(b)	124,650	1,254
Headwaters Inc (a)(b)	58,652	842

		2,096

Engineering — Research & Development Services (0.66%)
EMCOR Group Inc (b)	137,922	4,749

Enterprise Software & Services (2.38%)
Concur Technologies Inc (b)	35,631	1,284
Omnicell Inc (b)	218,674	5,773
Taleo Corp (b)	58,859	1,645
Ultimate Software Group Inc (a)(b)	243,044	8,388

		17,090

See accompanying notes

334

Schedule of Investments
Partners SmallCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
E-Services — Consulting (0.49%)
Access Integrated Technologies Inc (a)(b)	80,440	$373
GSI Commerce Inc (a)(b)	78,390	2,234
Perficient Inc (a)(b)	49,300	929

		3,536

Finance — Consumer Loans (0.14%)
Portfolio Recovery Associates Inc (a)	22,334	1,007

Firearms & Ammunition (0.43%)
Smith & Wesson Holding Corp (a)(b)	255,498	3,089

Food — Miscellaneous/Diversified (0.55%)
Chiquita Brands International Inc (a)(b)	149,161	2,797
Hain Celestial Group Inc (a)(b)	31,806	1,115

		3,912

Footwear & Related Apparel (1.70%)
CROCS Inc (a)(b)	83,150	6,216
Iconix Brand Group Inc (a)(b)	262,075	5,988

		12,204

Gambling (Non-Hotel) (0.13%)
Pinnacle Entertainment Inc (a)(b)	31,400	917

Health Care Cost Containment (0.20%)
Transcend Services Inc (b)	71,764	1,435

Home Furnishings (0.08%)
Tempur-Pedic International Inc (a)	16,650	599

Hotels & Motels (0.33%)
Orient-Express Hotels Ltd (a)	36,880	2,390

Housewares (0.24%)
Lifetime Brands Inc	105,807	1,697

Human Resources (1.60%)
Emergency Medical Services Corp (a)(b)	37,150	1,128
Kenexa Corp (a)(b)	187,659	5,502
Korn/Ferry International (a)(b)	46,362	889
Labor Ready Inc (a)(b)	181,621	3,193
On Assignment Inc (a)(b)	88,843	741

		11,453

Identification Systems — Development (0.13%)
L-l Identity Solutions Inc (a)(b)	49,125	912

Industrial Automation & Robots (0.36%)
Cognex Corp	78,345	1,409
Hurco Cos Inc (b)	20,862	1,191

		2,600

Industrial Gases (0.92%)
Airgas Inc	131,400	6,632

Instruments — Scientific (0.68%)
FEI Co (a)(b)	167,699	4,865

Internet Application Software (0.18%)
Cybersource Corp (a)(b)	79,329	1,297

Internet Connectivity Services (0.49%)
Cogent Communications Group Inc (a)(b)	41,927	1,160
Internap Network Services Corp (a)(b)	140,990	2,349

		3,509

Internet Content — Entertainment (0.17%)
Shanda Interactive Entertainment Ltd ADR (b)	31,686	1,247

Internet Content — Information & News (0.80%)
Knot Inc/The (a)(b)	10,300	200
LoopNet Inc (a)(b)	181,714	3,425
TheStreet.com Inc (a)	154,902	2,091

		5,716

Internet Incubators (0.33%)
Internet Capital Group Inc (b)	186,390	2,393

Internet Infrastructure Software (0.19%)
AsiaInfo Holdings Inc (a)(b)	111,385	1,362

Internet Security (0.62%)
Blue Coat Systems Inc (a)(b)	110,200	4,473

Internet Telephony (0.17%)
j2 Global Communications Inc (b)	35,200	1,186

Lasers — Systems & Components (0.68%)
II-VI Inc (b)	140,059	4,866

Machinery — Construction & Mining (0.45%)
Bucyrus International Inc	39,108	3,226

Machinery — General Industry (1.39%)
DXP Enterprises Inc (b)	24,634	1,168
Middleby Corp (a)(b)	67,642	4,408
Wabtec Corp	116,400	4,369

		9,945

Machinery — Print Trade (0.14%)
Presstek Inc (a)(b)	141,915	1,033

Machinery Tools & Related Products (0.50%)
Kennametal Inc	39,200	3,575

Medical — Biomedical/Gene (4.91%)
AMAG Pharmaceuticals Inc (a)(b)	28,600	1,869
BioMimetic Therapeutics Inc (a)(b)	39,500	544
Exelixis Inc (a)(b)	140,300	1,543
See accompanying notes

335

Schedule of Investments
Partners SmallCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Medical — Biomedical/Gene (continued)
Illumina Inc (a)(b)	59,372	$3,334
Integra LifeSciences Holdings Corp (a)(b)	105,300	5,104
Keryx Biopharmaceuticals Inc (a)(b)	104,237	1,074
Lifecell Corp (a)(b)	246,995	10,882
Myriad Genetics Inc (a)(b)	92,100	5,099
Regeneron Pharmaceuticals Inc (a)(b)	83,300	1,832
Sangamo Biosciences Inc (a)(b)	60,021	1,140
Seattle Genetics Inc/WA (a)(b)	147,600	1,773
Third Wave Technologies Inc (b)	119,428	1,079

		35,273

Medical — Drugs (0.51%)
Adams Respiratory Therapeutics Inc (a)(b)	27,450	1,206
Array Biopharma Inc (a)(b)	138,900	1,556
Cardiome Pharma Corp (a)(b)	86,746	899

		3,661

Medical Imaging Systems (0.15%)
IRIS International Inc (b)	58,681	1,080

		1,080

Medical Information Systems (1.66%)
Allscripts Healthcare Solutions Inc (a)(b)	120,070	3,326
AMICAS Inc (b)	296,845	790
Phase Forward Inc (b)	326,369	7,764

		11,880

Medical Instruments (2.83%)
Angiodynamics Inc (b)	68,300	1,366
Arthrocare Corp (a)(b)	72,578	4,706
Bruker BioSciences Corp (b)	122,219	1,265
Cepheid Inc (b)	176,825	4,576
DexCom Inc (a)(b)	105,551	981
Micrus Endovascular Corp (a)(b)	81,509	1,602
NuVasive Inc (a)(b)	69,286	2,965
Spectranetics Corp (a)(b)	110,730	1,772
Symmetry Medical Inc (a)(b)	59,317	1,017
Trans1 Inc (b)	3,439	86

		20,336

Medical Laboratory & Testing Service (0.62%)
Bio-Reference Labs Inc (a)(b)	138,050	4,429

Medical Laser Systems (0.11%)
Biolase Technology Inc (a)(b)	148,728	760

Medical Products (1.11%)
Accuray Inc (a)(b)	51,200	1,029
American Medical Systems Holdings Inc (a)(b)	44,920	575
Cantel Medical Corp (b)	21,728	389
Luminex Corp (a)(b)	74,871	1,193
Sonic Innovations Inc (a)(b)	118,393	1,217
TomoTherapy Inc (a)(b)	47,500	1,039
Tutogen Medical Inc (b)	88,290	1,086
Wright Medical Group Inc (b)	53,987	1,431

		7,959

Metal Processors & Fabrication (0.64%)
Kaydon Corp (a)	19,173	1,031
Ladish Co Inc (b)	77,970	3,578

		4,609

Miscellaneous Manufacturers (0.17%)
American Railcar Industries Inc (a)	23,075	522
China Fire & Security Group Inc (a)(b)	37,441	674

		1,196

Networking Products (1.49%)
Atheros Communications Inc (a)(b)	52,350	1,838
Foundry Networks Inc (b)	74,950	1,584
Ixia (b)	256,500	2,683
Netgear Inc (b)	33,811	1,195
Polycom Inc (b)	69,357	1,941
Starent Networks Corp (a)(b)	58,325	1,445

		10,686

Oil — Field Services (1.48%)
Core Laboratories NV (b)	32,022	4,674
Hornbeck Offshore Services Inc (a)(b)	43,203	1,689
Tetra Technologies Inc (a)(b)	216,967	4,272

		10,635

Oil Company — Exploration & Production (1.94%)
Carrizo Oil & Gas Inc (b)	54,271	2,789
PetroHawk Energy Corp (a)(b)	316,772	5,860
Quicksilver Resources Inc (a)(b)	54,177	3,088
Whiting Petroleum Corp (b)	40,146	2,171

		13,908

Oil Field Machinery & Equipment (1.43%)
Complete Production Services Inc (a)(b)	180,170	3,585
Lufkin Industries Inc	26,707	1,588
Mitcham Industries Inc (a)(b)	100,125	2,177
T-3 Energy Services Inc (a)(b)	62,000	2,946

		10,296

Pharmacy Services (0.17%)
BioScrip Inc (b)	157,393	1,232

Physical Therapy & Rehabilitation Centers (1.48%)
Psychiatric Solutions Inc (a)(b)	268,580	10,636

Physician Practice Management (1.40%)
Pediatrix Medical Group Inc (b)	153,301	10,041

336

Schedule of Investments
Partners SmallCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Private Corrections (0.23%)
Geo Group Inc/The (b)	53,200	$1,683

Property & Casualty Insurance (0.15%)
United America Indemnity Ltd (b)	47,381	1,045

Publicly Traded Investment Fund (0.12%)
iShares Russell 2000 Growth Index Fund (a)	9,800	877

Reinsurance (0.12%)
Argo Group International Holdings Ltd (b)	20,938	892

REITS — Healthcare (0.57%)
Ventas Inc	95,312	4,088

REITS — Office Property (0.23%)
BioMed Realty Trust Inc (a)	70,394	1,682

Research & Development (1.32%)
Albany Molecular Research Inc (a)(b)	88,822	1,607
Kendle International Inc (a)(b)	47,677	1,923
Parexel International Corp (b)	129,630	5,963

		9,493

Respiratory Products (0.25%)
Resmed Inc (a)(b)	43,488	1,802

Retail — Apparel & Shoe (1.45%)
Childrens Place Retail Stores Inc/The (a)(b)	84,269	2,157
Christopher & Banks Corp (a)	162,159	2,225
DSW Inc(a)(b)	35,680	803
Lululemon Athletica Inc (a)(b)	19,000	1,011
Tween Brands Inc (a)(b)	91,700	2,815
Wet Seal Inc/The (b)	523,745	1,388

		10,399

Retail — Catalog Shopping (0.12%)
Coldwater Creek Inc (a)(b)	95,703	857

Retail — Discount (0.23%)
99 Cents Only Stores (a)(b)	152,050	1,635

Retail — Jewelry (0.03%)
Fuqi International Inc (a)(b)	24,800	204

Retail — Perfume & Cosmetics (0.15%)
Ulta Salon Cosmetics & Fragrance Inc (b)	31,803	1,088

Retail — Petroleum Products (0.33%)
World Fuel Services Corp	52,950	2,345

Retail — Restaurants (2.22%)
California Pizza Kitchen Inc (a)(b)	269,616	4,362
CKE Restaurants Inc	255,532	4,135
Red Robin Gourmet Burgers Inc (a)(b)	91,400	3,658
Texas Roadhouse Inc (a)(b)	299,200	3,791

		15,946

Retail — Sporting Goods (0.22%)
Hibbett Sports Inc (b)	27,952	660
Zumiez Inc (a)(b)	22,650	948

		1,608

Schools (0.17%)
Capella Education Co (a)(b)	20,001	1,240

Seismic Data Collection (0.55%)
ION Geophysical Corp (a)(b)	260,600	3,948

Semiconductor Component — Integrated Circuits (2.13%)
Anadigics Inc (a)(b)	375,893	5,544
Hittite Microwave Corp (b)	69,500	3,492
Power Integrations Inc (b)	86,994	2,830
Standard Microsystems Corp (a)(b)	88,117	3,437

		15,303

Semiconductor Equipment (0.90%)
BTU International Inc (b)	54,216	772
Formfactor Inc (a)(b)	64,327	2,516
LTX Corp (b)	118,851	393
Rudolph Technologies Inc (a)(b)	158,598	2,067
Varian Semiconductor Equipment Associates Inc (b)	16,217	746

		6,494

Steel — Producers (1.28%)
Claymont Steel Holdings Inc (b)	101,266	2,075
Steel Dynamics Inc	133,006	7,079

		9,154

Superconductor Production & Systems (0.15%)
American Superconductor Corp (b)	40,034	1,087

Telecommunication Equipment (1.61%)
Comtech Telecommunications Corp (b)	75,300	4,085
Nice Systems Ltd ADR (b)	173,517	6,842
ShoreTel Inc (a)(b)	33,138	603

		11,530

Telecommunication Services (1.15%)
NeuStar Inc(a)(b)	59,218	2,025
PAETEC Holding Corp (a)(b)	82,686	1,112
SAVVIS Inc (a)(b)	70,830	2,676
Time Warner Telecom Inc (a)(b)	103,850	2,414

		8,227

Theaters (0.24%)
National CineMedia Inc (a)	65,200	1,755
See accompanying notes

337

Schedule of Investments
Partners SmallCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Therapeutics (0.51%)
BioMarin Pharmaceuticals Inc (a)(b)	71,800	$1,991
Isis Pharmaceuticals Inc (a)(b)	96,386	1,698

		3,689

Toys (0.54%)
Marvel Entertainment Inc (a)(b)	156,560	3,873

Transactlonal Software (0.37%)
Bottomline Technologies Inc (b)	106,044	1,703
Synchronoss Technologies Inc (a)(b)	23,856	954

		2,657

Transport — Equipment & Leasing (0.03%)
Aircastle Ltd	5,935	192

Transport — Services (0.98%)
HUB Group Inc (a)(b)	161,500	4,097
UTi Worldwide Inc	115,291	2,941

		7,038

Transport — Truck (0.69%)
Landstar System Inc	118,090	4,970

Veterinary Diagnostics (1.31%)
Neogen Corp (b)	50,619	1,347
VCA Antech Inc (b)	174,177	8,021

		9,368

Web Hosting & Design (0.34%)
NaviSite Inc (b)	123,702	1,345
NIC Inc	147,605	1,074

		2,419

Web Portals (0.33%)
United Online Inc	134,710	2,371

Wireless Equipment (1.94%)
Globecomm Systems Inc (a)(b)	77,051	1,190
Novatel Wireless Inc (a)(b)	164,489	4,277
SBA Communications Corp (b)	114,900	4,090
Sierra Wireless Inc (a)(b)	52,578	1,244
Viasat Inc (b)	102,000	3,111

		13,912

X-Ray Equipment (0.21%)
Hologic Inc (a)(b)	22,073	1,499

TOTAL COMMON STOCKS		$690,712

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (26.78%)
Money Market Funds (26.78%)
BNY Institutional Cash Reserve Fund (c)	$192,241	$192,241

TOTAL SHORT TERM INVESTMENTS		$192,241

Total Investments		$882,953
Liabilities in Excess of Other Assets, Net — (23.01)%		(165,165)

TOTAL NET ASSETS — 100.00%		$717,788

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security.

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$175,158
Unrealized Depreciation	(34,768)

Net Unrealized Appreciation (Depreciation)	140,390
Cost for federal income tax purposes	742,563
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Financial	30.07%
Consumer, Non-cyclical	25.34%
Technology	22.88%
Industrial	15.57%
Communications	10.85%
Consumer, Cyclical	10.09%
Energy	5.70%
Basic Materials	2.39%
Exchange Traded Funds	0.12%
Liabilities in Excess of Other Assets, Net	(23.01%)

TOTAL NET ASSETS	100.00%

See accompanying notes

338

Schedule of Investments
Preferred Securities Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

PREFERRED STOCKS (61.89%)
Building — Residential & Commercial (0.34%)
Pulte Homes Inc	151,100	$2,869

Cable TV (1.27%)
Comcast Corp - 6.625%	5,700	132
Comcast Corp - 7.00%	135,700	3,360
Comcast Corp - 7.00% (a)	291,445	7,234

		10,726

Commercial Banks (6.55%)
ASBC Capital I	20,100	500
Banco Santander SA	67,018	1,555
BancorpSouth Capital Trust I (a)	51,700	1,303
Banesto Holdings (b)	11,700	355
Barclays Bank PLC (c)	920,800	23,296
Citizens Funding Trust I	137,200	3,194
Compass Capital III	67,600	1,700
HSBC Holdings PLC	98,000	2,207
Provident Financial Group Inc	48,300	1,254
Royal Bank of Scotland Group PLC — Series L	170,173	3,586
Royal Bank of Scotland Group PLC — Series N	152,132	3,502
Royal Bank of Scotland Group PLC — Series Q (a)	116,939	2,880
Royal Bank of Scotland Group PLC — Series T (a)(c)	394,600	10,051

(a)(c)		55,383

Diversified Financial Services (2.28%)
Citigroup Capital VII	55,500	1,389
Citigroup Capital VII	184,730	4,539
Citigroup Capital XI	89,600	1,977
General Electric Capital Corp 5.875%	47,498	1,138
General Electric Capital Corp 6.000%	311,200	7,556
General Electric Capital Corp 6.050%	100,000	2,462
General Electric Capital Corp 6.100%	9,600	239

		19,300

Electric — Integrated (3.04%)
Alabama Power Co Series 07-B (a)	217,222	5,333
Alabama Power Co Series II	369,600	8,985
Alabama Power Co Series JJ	12,700	323
Dte Energy Trust I	18,800	472
Entergy Louisiana LLC	57,400	1,444
Entergy Mississippi Inc 6.00%	5,800	141
Entergy Mississippi Inc 7.25%	44,000	1,109
FPL Group Capital Inc (a)(c)	5,000	130
Georgia Power Capital Trust VII	4,200	93
Georgia Power Co - 5.70%	10,900	266
Georgia Power Co - 5.75%	12,900	281
Georgia Power Co - 5.90%	64,200	1,502
Georgia Power Co - 6.00%	6,100	148
Gulf Power Co	4,000	91
Mississippi Power Co	30,600	737
PPL Capital Funding Inc	17,700	427
PPL Energy Supply LLC	155,700	3,916
Virginia Power Capital Trust II	9,900	248

		25,646

Fiduciary Banks (0.27%)
BNY Capital V	97,600	2,245

Finance — Consumer Loans (0.39%)
HSBC Finance Corp 6.875%	131,469	3,293

Finance — Credit Card (0.30%)
Capital One Capital II	106,900	2,555

Finance — Investment Banker & Broker (2.72%)
Bear Stearns Capital Trust III	3,200	80
JP Morgan Chase Capital XI	28,100	606
JP Morgan Chase Capital XII	18,600	464
Lehman Brothers Holdings Capital Trust III	127,228	2,870
Lehman Brothers Holdings Capital Trust Series L	21,500	479
Lehman Brothers Holdings Capital Trust Series N	46,857	1,034
Lehman Brothers Holdings Inc	58,500	1,448
Merrill Lynch Capital Trust III	38,400	968
Merrill Lynch Preferred Capital Trust III	65,000	1,583
Merrill Lynch Preferred Capital Trust IV	88,400	2,168
Merrill Lynch Preferred Capital Trust V	136,394	3,385
Morgan Stanley Capital Trust III	1,900	43
Morgan Stanley Capital Trust IV	29,100	649
Morgan Stanley Capital Trust V	32,900	688
Morgan Stanley Capital Trust VI	227,100	5,314
Morgan Stanley Capital Trust VII	50,300	1,177

		22,956

Finance — Mortgage Loan/Banker (1.52%)
Countrywide Capital 7.00%	515,052	9,142
Countrywide Financial Corp	209,800	3,735

		12,877

Finance — Other Services (0.81%)
ABN AMRO Capital Funding Trust V	142,900	3,048
ABN AMRO Capital Funding Trust VII	161,800	3,521
National Rural Utilities Cooperative Finance Corp 5.950% (a)	7,600	173
National Rural Utilities Cooperative Finance Corp 6.100%	4,300	95

		6,837

Financial Guarantee Insurance (0.45%)
AMBAC Financial Group Inc 5.875%	55,500	1,049
AMBAC Financial Group Inc 5.950%	63,100	1,268
See accompanying notes

339

Schedule of Investments
Preferred Securities Fund
October 31, 2007

	Shares	Value
	Held	(000's)

PREFERRED STOCKS (continued)
Financial Guarantee Insurance (continued)
Financial Security Assurance Holdings Ltd 5.600%	1,300	$26
Financial Security Assurance Holdings Ltd 6.250%	65,325	1,493

		3,836

Investment Companies (0.21%)
Allied Capital Corp	79,608	1,795

Investment Management & Advisory Services (2.59%)
Deutsche Bank Contingent Capital Trust	914,700	21,907

Life & Health Insurance (2.90%)
Delphi Financial Group Inc - 7.376%	296,300	6,522
Delphi Financial Group Inc - 8.000%	47,600	1,193
Lincoln National Capital VI	123,637	2,999
PLC Capital Trust III	2,000	50
PLC Capital Trust IV	35,400	881
PLC Capital Trust V	15,900	350
Protective Life Corp	399,000	9,971
Prudential PLC 6.50%	9,917	233
Prudential PLC 6.75%	91,800	2,238
Torchmark Capital Trust III	1,700	43

		24,480

Money Center Banks (2.53%)
JPM Chase Capital XVI	2,200	52
Santander Finance Preferred SA Uniperso 6.50% (a)(b)	439,195	10,321
Santander Finance Preferred SA Uniperso 6.80% (b)	471,204	11,044

		21,417

Multi-Line Insurance (5.16%)
ACE Ltd	297,050	7,575
AegonNV- 6.375%	394,065	9,055
AegonNV- 6.875%	3,000	74
AegonNV- 7.25% (c)	74,100	1,872
American International Group Inc (a)	62,500	1,473
ING Groep NV 7.05%	206,238	5,135
ING Groep NV 7.20%	55,600	1,393
ING Groep NV 7.375% (a)(c)	607,600	15,457
Metlifelnc 5.875% (a)	600	13
Metlifelnc 6.500%	10,000	249
XL Capital Ltd 7.625%	50,500	1,271

		43,567

Multimedia (0.58%)
Viacom Inc	201,200	4,877

Oil Company — Exploration & Production (0.21%)
Nexen Inc	71,100	1,756

Property & Casualty Insurance (2.62%)
Arch Capital Group Ltd 7.875%	19,200	475
Arch Capital Group Ltd 8.000%	212,000	5,300
Berkley W R Capital Trust	534,300	12,481
Markel Corp	151,600	3,881

		22,137

Regional Banks (9.02%)
BAC Capital Trust I (a)	51,300	1,283
BAC Capital Trust II	100,000	2,461
BAC Capital Trust III	10,200	255
BAC Capital Trust VIII	18,400	413
BAC Capital Trust X	283,200	6,477
BAC Capital Trust XII	210,500	5,248
Bank One Capital VI	43,500	1,088
Fifth Third Capital Trust V (a)	10,300	261
Fifth Third Capital Trust (c)	243,700	6,062
Fleet Capital Trust VIII (a)	16,600	415
KeyCorp Capital IX	71,000	1,673
KeyCorp Capital VIII	281,200	6,932
National City Capital Trust II	439,900	9,489
PNC Capital Trust D	119,000	2,687
Union Planter Preferred Funding Corp (b)(c)	10	1,113
USB Capital VI	102,600	2,187
USB Capital VII	58,800	1,278
USB Capital XI	4,592	110
Wachovia Capital Trust IV	31,900	735
Wachovia Capital Trust IX	404,700	9,251
Wachovia Corp	360,300	9,335
Wells Fargo Capital IV	97,600	2,448
Wells Fargo Capital IX	95,200	2,023
Wells Fargo Capital VII	114,100	2,511
Wells Fargo Capital XI	19,400	450

		76,185

Reinsurance (2.43%)
Everest Re Capital Trust 6.20%	154,819	3,310
Everest Re Capital Trust 7.85%	159,600	3,980
PartnerRe Ltd — Series C	123,300	2,898
PartnerRe Ltd — Series D	155,066	3,514
RenaissanceRe Holdings Ltd — Series B	42,800	1,014
RenaissanceRe Holdings Ltd — Series C	69,235	1,371
RenaissanceRe Holdings Ltd — Series D	208,000	4,472

		20,559

REITS — Apartments (0.35%)
AvalonBay Communities Inc	17,200	439
BRE Properties Inc — Series C	101,177	2,258
BRE Properties Inc — Series D	12,876	285

		2,982

REITS — Diversified (2.89%)
Duke Realty Corp — Series K	89,200	1,980
See accompanying notes

340

Schedule of Investments
Preferred Securities Fund
October 31, 2007

	Shares	Value
	Held	(000's)

PREFERRED STOCKS (continued)
REITS — Diversified (continued)
Duke Realty Corp — Series L	46,100	$1,029
Duke Realty Corp — Series M	250,411	5,885
Duke Realty Corp — Series N	139,132	3,419
PS Business Parks Inc — Series H	1,400	31
PS Business Parks Inc — Series I	136,900	3,016
PS Business Parks Inc — Series K	118,600	2,983
PS Business Parks Inc — Series L	2,400	58
PS Business Parks Inc — Series O	2,000	47
PS Business Parks Inc — Series P	183,300	4,018
Vornado Realty Trust — Series F	25,448	562
Vornado Realty Trust — Series H	21,300	474
Vornado Realty Trust — Series I	41,600	902

		24,404

REITS — Office Property (1.09%)
HRPT Properties Trust — Series B	104,103	2,603
HRPT Properties Trust — Series C	279,800	6,606

		9,209

REITS — Shopping Centers (2.51%)
Developers Diversified Realty Corp 7.375%	18,800	443
Developers Diversified Realty Corp 7.500%	7,700	185
Developers Diversified Realty Corp 8.000%	128,700	3,238
Kimco Realty Corp (c)	523,200	13,263
Regency Centers Corp 6.70%	133,000	2,974
Regency Centers Corp 7.25%	37,800	903
Regency Centers Corp 7.45%	6,500	158
Weingarten Realty Investors	2,800	66

		21,230

REITS — Single Tenant (0.28%)
Realty Income Corp Series D	87,000	2,018
Realty Income Corp Series E	13,300	337

		2,355

REITS — Storage (1.97%)
Public Storage Inc 6.450%; Series F	94,500	2,073
Public Storage Inc 6.450%; Seriex X	70,900	1,544
Public Storage Inc 6.600%; Series C	65,100	1,476
Public Storage Inc 6.625%; Series M	69,000	1,538
Public Storage Inc 6.750%; Series E	15,728	358
Public Storage Inc 6.750%; Series L	89,100	2,046
Public Storage Inc 7.125%; Series B	3,200	79
Public Storage Inc 7.250%; Series I (a)	55,300	1,360
Public Storage Inc 7.250%; Series K	108,833	2,675
Public Storage Inc 7.625%; Series T	38,100	967
Public Storage Inc; 6.850%; Series Y	98,900	2,491

		16,607

REITS — Warehouse & Industrial (1.79%)
AMB Property Corp; Series L	172,400	3,879
AMB Property Corp; Series M	52,800	1,220
AMB Property Corp; Series O	19,100	457
AMB Property Corp; Series P	166,200	3,873
First Industrial Realty Trust Inc — Series J	146,100	3,505
Prologis — Series F	1,400	32
Prologis — Series G (a)	93,600	2,158

		15,124

Sovereign Agency (0.08%)
Tennessee Valley Authority — Series D	30,800	713

Special Purpose Entity (1.36%)
Citigroup Capital XVII	57,600	1,319
Corporate-Backed Trust Certificates — Series BMY	14,100	325
Corporate-Backed Trust Certificates — Series VZ	22,800	588
CORTS Trust for AIG	2,300	52
CORTS Trust for Bellsouth Telecommunication	28,400	674
CORTS Trust for Bristol Meyers Squibb	2,000	49
CORTS Trust for First Union Institutional Capital I 8.20%	39,000	1,061
CORTS Trust for General Electric Capital	2,000	47
CORTS Trust for Goldman Sachs Capital I	17,500	379
CORTS Trust for IBM — Series IV	700	18
CORTS Trust for IBM — Series VI	3,100	76
CORTS Trust for SunAmerica	3,500	84
CORTS Trust for Verizon Global Funding 6.250%	1,300	31
National City Capital Trust IV (c)	180,000	4,540
PreferredPlus TR-CCR1; 6.00%	4,200	91
PreferredPlus Trust GSC-3	12,100	260
SATURNS — Series CSFB; 6.25%	11,200	260
SATURNS — Series CSFB; 7.00%	20,400	515
SATURNS — Series OS; 5.750% (a)	20,600	436
SATURNS — Series GS4; 6.000%	4,600	98
SATURNS — Series GS6; 6.000% (a)	9,200	196
Trust Certificates Series 2001-2	14,210	355

		11,454

Telecommunication Services (0.27%)
Centaur Funding Corp (b)	2,000	2,263

Telephone — Integrated (0.33%)
AT&T Inc 6.375%	6,500	157
Verizon New England Inc	104,378	2,656

		2,813

Television (0.78%)
CBS Corp 6.75%	128,000	3,017
See accompanying notes

341

Schedule of Investments
Preferred Securities Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

PREFERRED STOCKS (continued)
Television (continued)
CBS Corp 7.25%	141,400	$3,536

		6,553

TOTAL PREFERRED STOCKS		$522,910

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (34.81%)
Commercial Banks (9.81%)
Banponce Trust I
8.33%, 2/ 1/2027	$2,000	2,086
BNP Paribas
5.19%, 6/29/2049 (a)(b)(d)	3,000	2,779
7.20%, 6/29/2049 (b)	2,000	1,989
BOI Capital Funding No. 3
6.11%, 2/ 4/2016 (b)(d)	5,000	4,600
Caisse Nationale des Caisses
6.75%, 1/27/2049 (a)	1,500	1,451
CBA Capital Trust I
5.81%, 12/3 1/2049 (b)	7,000	6,837
CBG Florida REIT Corp
7.11%, 5/29/2049 (b)(d)	4,000	3,873
Centura Capital Trust I
8.85%, 6/ 1/2027 (b)	3,000	3,138
Credit Agricole SA/London
6.64%, 5/31/2049 (b)(d)	11,500	10,929
First Empire Capital Trust I
8.23%, 2/ 1/2027	1,500	1,564
First Hawaiian Capital I
8.34%, 7/ 1/2027	5,000	5,216
HBOS PLC
6.41%, 10/ 1/2035 (b)(d)	4,500	3,881
North Fork Capital Trust II
8.00%, 12/15/2027	3,450	3,591
Northgroup Preferred Capital Corp
6.38%, 12/29/2049 (b)(d)	10,000	9,231
Popular North America Capital Trust I
6.56%, 9/15/2034	1,000	861
Royal Bank of Scotland Group PLC
7.64%, 3/3 1/2049 (d)(e)	1,000	1,036
7.65%, 8/29/2049 (d)	1,200	1,281
Shinsei Finance II
7.16%, 7/29/2049 (b)(d)	6,200	5,621
Standard Chartered PLC
7.01%, 12/29/2049 (a)(b)	9,500	9,506
Swedbank AB
9.00%, 12/29/2049 (b)(d)	2,000	2,158
Westpac Capital Trust III
5.82%, 9/30/2013 (b)	1,300	1,263

		82,891

Finance — Consumer Loans (0.83%)
HSBC Finance Capital Trust IX
5.91%, 11/30/2035	$7,300	$6,980

Finance — Credit Card (0.34%)
Capital One Capital III
7.69%, 8/15/2036 (a)	3,000	2,908

Finance — Investment Banker & Broker (0.98%)
Goldman Sachs Group Inc/The
6.35%, 2/15/2034	500	466
JP Morgan Chase Capital XVIII
6.95%, 8/17/2036	6,900	6,808
Schwab Capital Trust I
7.50%, 11/15/2037 (d)	1,000	1,022

		8,296

Financial Guarantee Insurance (0.18%)
AMBAC Financial Group Inc
6.15%, 2/15/2037 (a)	2,000	1,528

Investment Management & Advisory Services (0.10%)
Dresdner Bank
5.81%, 6/29/2049 (d)	1,000	797

Life & Health Insurance (0.84%)
Great West Life & Annuity Insurance Co
7.15%, 5/16/2046 (b)(d)	6,000	6,130
Nationwide Financial Services
6.75%, 5/15/2037	1,000	962

		7,092

Money Center Banks (5.04%)
ABN Amro North American Holding Capital
6.52%, 12/29/2049 (b)(d)	9,600	9,872
BankAmerica Institutional
8.07%, 12/31/2026 (b)	500	521
BBVA International Preferred SA Unipers
5.92%, 12/29/2049 (b)(d)	7,600	7,004
BCI US Funding Trust
8.01%, 7/15/2008 (b)	2,830	2,889
DBS Capital Funding Corp
7.66%, 3/15/2049 (b)	1,500	1,609
Dresdner Funding Trust I
8.15%, 6/30/2031 (b)	4,200	4,595
KBC Bank Funding Trust III
9.86%, 11/29/2049 (b)(d)	2,700	2,953
Lloyds TSB Bank
6.90%, 11/29/2049 (a)	3,790	3,716
Mizuho Finance Group
8.38%, 1/29/2049	9,000	9,464

		42,623

See accompanying notes

342

Schedule of Investments
Preferred Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Mortgage Banks (0.43%)
Abbey National Capital Trust I
8.96%, 12/29/2049	$3,000	$3,661

Multi-Line Insurance (4.23%)
Allstate Corp/The
6.50%, 5/15/2057	2,000	1,939
American International Group Inc
6.25%, 3/15/2037	2,200	2,047
AXA SA
6.46%, 12/31/2049 (a)(b)(d)	12,200	11,344
MetLife Inc
6.40%, 12/1 5/2036 (a)(d)	1,100	1,042
USF&G Capital III
8.31%, 7/1/2046 (b)	3,000	3,589
XL Capital Ltd 6.500%
6.50%, 12/3 1/2049 (d)	17,000	15,789

		35,750

Mutual Insurance (0.59%)
Liberty Mutual Group Inc
7.80%, 3/15/2037 (a)(b)	2,000	1,888
Oil Insurance Ltd
7.56%, 12/29/2049 (b)(d)	3,000	3,084

		4,972

Property & Casualty Insurance (1.48%)
Everest Reinsurance Holdings Inc
6.60%, 5/15/2037 (d)	2,270	2,123
Progressive Corp/The
6.70%, 6/15/2037	10,550	10,352

		12,475

Regional Banks (1.40%)
KeyCorp Capital II
6.88%, 3/17/2029	5,000	5,094
PNC Preferred Funding Trust I
6.52%, 12/31/2049 (b)(d)	6,700	6,739

		11,833

Savings & Loans — Thrifts (1.40%)
Washington Mutual Preferred Funding Cayman
7.25%, 3/29/2049 (a)(b)	9,900	7,919
Washington Mutual Preferred Funding II
6.67%, 12/29/2049 (a)(b)(d)	5,100	3,876

		11,795

Special Purpose Banks (0.24%)
Agfirst Farm Credit Bank
7.30%, 12/15/2008 (b)	2,000	1,989

Special Purpose Entity (5.83%)
BankBoston Capital Trust IV
6.32%, 6/ 8/2028 (d)	5,000	4,598
BayernLB Capital Trust I
6.20%, 12/31/2049	8,230	7,389
CA Preferred Trust
7.00%, 1/29/2049	7,300	7,211
Capital One Capital IV
6.75%, 2/17/2037 (a)	2,000	1,760
ILFC E-Capital Trust II
6.25%, 12/21/2065 (b)(d)	2,000	1,963
JP Morgan Chase Capital XX
6.55%, 9/29/2036	850	797
JPM Chase Capital XXI
6.31%, 2/2/2037 (a)	2,000	1,774
Old Mutual Capital Funding
8.00%, 5/29/2049 (a)	3,000	3,046
QBE Capital Funding II LP
6.80%, 6/29/2049 (a)(b)(d)(e)	21,200	20,734

		49,272

Tools — Hand Held (0.79%)
Stanley Works Capital Trust I
5.90%, 12/ 1/2045 (d)	7,000	6,677

Transport — Rail (0.30%)
BNSF Funding Trust I
6.61%, 12/15/2055 (d)	2,750	2,568

TOTAL BONDS		$294,107

SHORT TERM INVESTMENTS (6.25%)
Money Market Funds (6.25%)
BNY Institutional Cash Reserve Fund (f)	$52,855	$52,855

TOTAL SHORT TERM INVESTMENTS		$52,855

Total Investments		$869,872
Liabilities in Excess of Other Assets, Net — (2.95)%
TOTAL NET ASSETS - 100.00%		(24,917)

		$844,955

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $189,599 or 22.44% of net assets.

(c)	Non-Income Producing Security

(d)	Variable Rate

(e)	Security purchased on a when-issued basis.

(f)	Security was purchased with the cash proceeds from securities loans.
See accompanying notes

343

Schedule of Investments
Preferred Securities Fund
October 31, 2007
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$4,476
Unrealized Depreciation	(40,352)

Net Unrealized Appreciation (Depreciation)	(35,876)
Cost for federal income tax purposes	904,423
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Financial	94.97%
Communications	3.22%
Utilities	3.04%
Industrial	1.09%
Consumer, Cyclical	0.34%
Energy	0.21%
Government	0.08%
Liabilities in Excess of Other Assets, Net	(2.95%)

TOTAL NET ASSETS	100.00%

See accompanying notes

344

Schedule of Investments
Real Estate Securities Fund
October 31,2007

	Shares Held	Value (000’s)
COMMON STOCKS (97.51%)
Hotels & Motels (1.58%)
Starwood Hotels & Resorts Worldwide Inc	452,768	$25,744

Real Estate Operator & Developer (0.87%)
Brookfield Properties Corp (a)	331,580	8,280
Forest City Enterprises Inc (a)	102,534	5,836

		14,116

REITS — Apartments (13.22%)
AvalonBay Communities Inc (a)	654,703	80,299
Camden Property Trust (a)	508,877	31,729
Equity Residential (a)	647,349	27,046
Essex Property Trust Inc (a)	393,689	48,593
Home Properties Inc (a)	283,982	14,602
Mid-America Apartment Communities Inc (a)	250,760	13,040

		215,309

REITS — Diversified (8.76%)
Digital Realty Trust Inc (a)	500,200	22,004
Entertainment Properties Trust (a)	456,442	25,045
Vornado Realty Trust	855,490	95,575

		142,624

REITS — Healthcare (6.91%)
HCP Inc	492,600	16,768
Health Care REIT Inc (a)	719,329	31,859
Omega Healthcare Investors Inc	891,980	14,923
Ventas Inc (a)	1,142,761	49,013

		112,563

REITS — Hotels (6.79%)
Ashford Hospitality Trust Inc	1,236,750	12,170
DiamondRock Hospitality Co (a)	1,150,323	22,040
Host Hotels & Resorts Inc (a)	1,626,952	36,053
LaSalle Hotel Properties	666,941	27,558
Sunstone Hotel Investors Inc (a)	459,550	12,780

		110,601

REITS — Office Property (15.03%)
Alexandria Real Estate Equities Inc (a)	315,649	32,556
Boston Properties Inc (a)	851,075	92,205
Douglas Emmett Inc (a)	755,548	19,879
Kilroy Realty Corp (a)	211,141	13,733
SL Green Realty Corp (a)	716,535	86,457

		244,830

REITS — Regional Malls (15.72%)
General Growth Properties Inc	1,295,664	70,432
Simon Property Group Inc	1,382,598	143,942
Taubman Centers Inc (a)	706,045	41,565

		255,939

REITS — Shopping Centers (13.23%)
Acadia Realty Trust (a)	864,056	22,898
Developers Diversified Realty Corp (a)	796,040	40,121
Equity One Inc (a)	541,721	14,182
Federal Realty Investment Trust (a)	376,658	33,229
Inland Real Estate Corp	163,228	2,432
Kimco Realty Corp (a)	1,385,790	57,538
Ramco-Gershenson Properties (a)	35,517	1,016
Saul Centers Inc (a)	104,510	5,729
Tanger Factory Outlet Centers	739,300	31,139
Weingarten Realty Investors (a)	186,385	7,131

		215,415

REITS — Single Tenant (1.59%)
National Retail Properties Inc	1,023,080	25,935

REITS — Storage (2.99%)
Public Storage (a)	600,910	48,656

REITS — Warehouse & Industrial (10.82%)
AMB Property Corp (a)	616,951	40,318
Prologis (a)	1,893,205	135,818

		176,136

TOTAL COMMON STOCKS		$1,587,868

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (11.85%)
Commercial Paper (2.76%)
Investment in Joint Trading Account; General Electric Capital 4.81%, 11/1/2007	$44,921	$44,921

Money Market Funds (9.09%)
BNY Institutional Cash Reserve Fund (b)	148,079	148,079

TOTAL SHORT TERM INVESTMENTS		$193,000

Total Investments		$1,780,868
Liabilities in Excess of Other Assets, Net — (9.36)%		(152,362)

TOTAL NET ASSETS - 100.00%		$1,628,506

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Security was purchased with the cash proceeds from securities loans.
See accompanying notes

345

Schedule of Investments Real
Estate Securities Fund
October 31,2007
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$182,349
Unrealized Depreciation	(74,602)

Net Unrealized Appreciation (Depreciation)	107,747
Cost for federal income tax purposes	1,673,121
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

REIT	Percent

REITS — Regional Malls	15.72%
REITS — Office Property	15.03%
REITS — Shopping Centers	13.23%
REITS — Apartments	13.22%
REITS — Warehouse & Industrial	10.82%
Money Center Banks	9.09%
REITS — Diversified	8.76%
REITS — Healthcare	6.91%
REITS — Hotels	6.79%
REITS — Storage	2.99%
Diversified Financial Services	2.76%
REITS — Single Tenant	1.59%
Hotels & Motels	1.58%
Real Estate Operator & Developer	0.87%
Liabilities in Excess of Other Assets, Net	(9.36%)

TOTAL NET ASSETS	100.00%

See accompanying notes

346

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (85.86%)
Aerospace & Defense Equipment (0.20%)
Sequa Corp
9.00%, 8/1/2009	$550	$590

Agricultural Operations (0.24%)
Bunge Ltd Finance Corp
4.38%, 12/15/2008	700	694

Airlines (0.21%)
American Airlines Inc
7.69%, 5/23/2008 (a)	335	332
7.25%, 2/5/2009	275	275

		607

Appliances (0.07%)
Whirlpool Corp
6.19%, 6/15/2009 (b)	200	200

Asset Backed Securities (3.50%)
Carrington Mortgage Loan Trust
5.15%, 12/25/2035 (b)(c)	475	471
Chase Funding Mortgage Loan Asset-Backed Certificates
5.10%, 12/25/2033 (b)	115	114
Citigroup Mortgage Loan Trust Inc
5.02%, 3/25/2037 (b)(c)	400	382
5.65%, 7/25/2037 (a)(b)	370	370
CNH Equipment Trust
5.32%, 2/15/201l (b)	262	262
Countrywide Asset-Backed Certificates
5.12%, 4/25/2036 (b)(c)	500	488
5.37%, 2/25/2037 (b)	575	342
6.02%, 9/25/2046 (b)	1,900	1,885
Countrywide Home Equity Loan Trust
5.32%, 12/15/2035 (b)	129	128
5.33%, 2/15/2036 (b)(c)	475	472
First Horizon Asset Back Trust
5.00%, 10/25/2026 (b)	563	529
First-Citizens Home Equity Loan LLC
5.30%, 9/15/2022 (b)(d)	218	214
Ford Credit Floorplan Master Owner Trust
5.54%, 6/15/201l (b)	625	619
GMAC Mortgage Corp Loan Trust
5.05%, 8/25/2035 (b)	200	195
Great America Leasing Receivables
5.39%, 9/15/201l (c)(d)	925	928
JP Morgan Mortgage Acquisition Corp
4.95%, 3/25/2037 (b)	514	505
Marriott Vacation Club Owner Trust
5.81%, 10/20/2029 (a)(d)	325	327
Nomura Asset Acceptance Corp
5.09%, 1/25/2036 (b)(c)(d)	322	286
Popular ABS Mortgage Pass-Through Trust
5.13%, 11/25/2035 (b)(c)	475	468
Residential Asset Securities Corp
4.59%, 8/25/2031	617	608
Swift Master Auto Receivables Trust
5.19%, 6/15/2012 (b)	425	419
Wells Fargo Home Equity Trust
4.97%, 3/25/2037 (b)	343	340

		10,352

Auto — Car & Light Trucks (0.39%)
Daimler Finance North America LLC
4.05%, 6/4/2008	250	248
6.13%, 3/13/2009 (b)	375	375
5.88%, 3/15/2011	525	536

		1,159

Auto/Truck Parts & Equipment — Original (0.15%)
Tenneco Inc
10.25%, 7/15/2013	400	432

Automobile Sequential (2.16%)
Capital Auto Receivables Asset Trust
5.12%, 10/15/2009 (b)	650	649
5.32%, 3/15/2010 (b)	600	599
5.47%, 6/15/2010 (b)	185	185
5.52%, 3/15/201l (b)	500	503
CPS Auto Trust
5.53%, 11/15/2010 (a)(d)	900	901
Ford Credit Auto Owner Trust
5.47%, 9/15/2012 (b)	350	347
5.60%, 10/15/2012	435	440
5.69%, 11/15/2012 (a)(b)	430	430
Hyundai Auto Receivables Trust
5.49%, 1/17/2012 (b)	500	500
Morgan Stanley Auto Loan Trust
3.33%, 10/15/2011	844	844
WFS Financial Owner Trust
3.93%, 2/17/2012	569	566
4.50%, 5/17/2013	425	423

		6,387

Beverages — Non-Alcoholic (0.36%)
Cott Beverages USA Inc
8.00%, 12/15/2011	400	387
Panamerican Beverages Inc
7.25%, 7/1/2009	350	362
PepsiAmericas Inc
5.75%, 7/31/2012	305	311

		1,060

Brewery (0.25%)
Coors Brewing Co
6.38%, 5/15/2012	49	51
SABMiller PLC
5.53%, 7/1/2009 (b)(d)	280	281
See accompanying notes

347

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Brewery (continued)
SABMillerPLC (continued)
6.20%, 7/1/2011 (d)	$400	$413

		745

Broadcasting Services & Programming (0.16%)
Clear Channel Communications Inc
4.63%, 1/15/2008	475	473

Building — Residential & Commercial (0.18%)
Centex Corp	550	546
4.75%, 1/15/2008

Building & Construction Products — Miscellaneous (0.14%)
CRH America Inc
6.95%, 3/15/2012	400	418

Building Products — Cement & Aggregate (0.18%)
Martin Marietta Materials Inc
5.13%, 4/30/2010 (b)	530	524

Building Products — Wood (0.21%)
Masco Corp
6.00%, 3/12/2010 (b)	335	329
Norbord Inc
8.13%, 3/20/2008	300	303

		632

Cable TV (1.18%)
Comcast Corp
5.54%, 7/14/2009 (b)	650	647
5.45%, 11/15/2010	300	302
COX Communications Inc
3.88%, 10/1/2008	100	99
4.63%, 1/15/2010	475	470
7.13%, 10/1/2012	300	319
CSC Holdings Inc
7.88%, 12/15/2007	500	501
DirecTV Holdings LLC/DirecTV Financing Co
8.38%, 3/15/2013	300	314
EchoStar DBS Corp
5.75%, 10/1/2008	300	299
Rogers Cable Inc
7.88%, 5/1/2012	500	543

		3,494

Casino Hotels (0.09%)
Mandalay Resort Group	250	256
9.50%, 8/1/2008

Cellular Telecommunications (0.43%)
America Movil SAB de CV
5.30%, 6/27/2008 (b)(c)(d)	350	350
Rogers Wireless Inc
7.25%, 12/15/2012	425	453
Vodafone Group PLC
6.03%, 6/15/201l (b)(c)	475	473

		1,276

Chemicals — Diversified (0.07%)
Huntsman LLC
11.50%, 7/15/2012	200	217

Chemicals — Specialty (0.09%)
Equistar Chemicals LP
8.75%, 2/15/2009	250	260

Coatings & Paint (0.15%)
Valspar Corp
5.63%, 5/1/2012	430	429

Commercial Banks (0.86%)
BBVA Bancomer SA/Grand Cayman
6.01%, 5/17/2022 (b)(d)	305	294
Colonial Bank NA/Montgomery AL
8.00%, 3/15/2009	350	363
9.38%, 6/1/2011	575	642
Glitnir Banki HF
5.40%, 10/15/2008 (b)(d)	200	200
HSBC America Capital Trust I
7.81%, 12/15/2026 (d)	375	389
VTB Capital SA
6.61%, 10/31/2012 (a)(d)	400	400
Wachovia Bank NA/Charlotte NC
7.80%, 8/18/2010	250	268

		2,556

Commercial Services — Finance (0.03%)
Equifax Inc
4.95%, 11/1/2007	90	90

Computer Services (0.19%)
Sungard Data Systems Inc
3.75%, 1/15/2009	150	146
Unisys Corp
7.88%, 4/1/2008	425	423

		569

Computers — Integrated Systems (0.23%)
NCR Corp
7.13%, 6/15/2009	650	666

Computers — Memory Devices (0.12%)
Seagate Technology HDD Holdings
6.07%, 10/1/2009 (b)	150	148
6.38%, 10/1/2011	200	199

		347

See accompanying notes

348

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Containers — Metal & Glass (0.09%)
Vitro SAB de CV
8.63%, 2/1/2012	$255	$254

Containers — Paper & Plastic (0.06%)
Pactiv Corp
5.88%, 7/15/2012	175	178

Credit Card Asset Backed Securities (2.52%)
American Express Credit Account Master Trust
5.49%, 9/15/2010 (b)(c)	250	250
5.37%, 3/15/2012 (b)	1,150	1,143
Bank One Issuance Trust
5.46%, 12/15/2010 (b)(c)	750	751
Chase Credit Card Master Trust
5.42%, 1/17/2011 (b)	750	750
Citibank Credit Card Issuance Trust
6.83%, 12/15/2009 (b)	650	652
Citibank Credit Card Master Trust I
5.88%, 3/10/2011	700	710
Discover Card Master Trust I
5.27%, 4/16/2010 (b)	350	350
GE Capital Credit Card Master Note Trust
5.26%, 3/15/2013 (b)	175	173
MBNA Master Credit Card Trust
5.69%, 9/15/2010	800	800
Providian Gateway Master Trust
5.46%, 5/16/2011 (a)(b)(d)	780	780
5.45%, 7/15/2011 (a)(b)(d)	500	500
Providian Master Note Trust
5.10%, 11/15/2012 (d)	600	594

		7,453

Cruise Lines (0.03%)
Royal Caribbean Cruises Ltd
6.75%, 3/15/2008	100	100

Data Processing & Management (0.14%)
Fidelity National Information Services
4.75%, 9/15/2008	415	411

Diversified Financial Services (0.29%)
IBM International Group Capital LLC
5.05%, 10/22/2012	325	325
TNK-BP Finance SA
6.13%, 3/20/2012 (d)	575	545

		870

Diversified Manufacturing Operations (0.18%)
Tyco Electronics Group SA
6.00%, 10/1/2012 (d)	540	546

Diversified Operations (0.18%)
Capmark Financial Group Inc
6.03%, 5/10/2010 (b)(d)	600	546

Electric — Generation (0.14%)
CE Casecnan Water & Energy
11.95%, 11/15/2010	122	132
Indiantown Cogeneration LP
9.26%, 12/15/2010	267	278

		410

Electric — Integrated (2.66%)
Arizona Public Service Co
6.38%, 10/15/2011	1,100	1,134
Commonwealth Edison Co
3.70%, 2/1/2008	250	249
6.15%, 3/15/2012	480	495
Dominion Resources Inc/VA
5.69%, 5/15/2008	225	225
5.75%, 11/14/2008 (b)	250	249
DTE Energy Co
6.65%, 4/15/2009	375	383
Entergy Gulf States Inc
3.60%, 6/1/2008	75	74
6.47%, 12/8/2008 (b)(d)	200	201
Entergy Louisiana LLC
5.83%, 11/1/2010	400	400
Entergy Mississippi Inc
5.15%, 2/1/2013	375	366
Integrys Energy Group Inc
7.00%, 11/1/2009	700	722
Ipalco Enterprises Inc
8.38%, 11/14/2008 (b)	150	153
Northeast Utilities
3.30%, 6/1/2008	250	247
Ohio Power Co
5.42%, 4/5/2010 (b)	390	386
Pepco Holdings Inc
6.25%, 6/1/2010 (b)	350	349
PSEG Energy Holdings LLC
8.63%, 2/15/2008	400	402
Public Service Co of Colorado
4.38%, 10/1/2008	190	189
Scottish Power PLC
4.91%, 3/15/2010	450	447
TECO Energy Inc
7.36%, 5/1/2010 (b)	475	477
Texas-New Mexico Power Co
6.13%, 6/1/2008	100	100
Transelec SA
7.88%, 4/15/2011	575	613

		7,861

Electronic Components — Miscellaneous (0.13%)
Jabil Circuit Inc
5.88%, 7/15/2010	375	379
See accompanying notes

349

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Electronic Components — Semiconductors (0.28%)
Chartered Semiconductor Manufacturing Ltd
6.25%, 4/4/2013	$280	$281
National Semiconductor Corp
5.94%, 6/15/2010 (b)	550	548

		829

Electronic Connectors (0.21%)
Thomas & Berts Corp
6.63%, 5/7/2008	275	277
7.25%, 6/1/2013	325	337

		614

Finance — Auto Loans (0.46%)
Ford Motor Credit Co LLC
9.88%, 8/10/2011	175	175
7.99%, 1/13/2012 (b)	300	278
GMAC LLC
6.31%, 11/30/2007	100	100
4.38%, 12/10/2007	160	160
6.81%, 5/15/2009 (b)	275	258
6.00%, 12/15/2011	135	120
Nissan Motor Acceptance Corp
4.63%, 3/8/2010 (d)	270	267

		1,358

Finance — Commercial (0.42%)
CIT Group Inc
5.24%, 4/27/2011 (b)	350	330
Textron Financial Corp
7.01%, 11/15/2007 (b)	275	275
0.00%, 11/1/2010 (e)	650	648

		1,253

Finance — Consumer Loans (0.55%)
American General Finance Corp
4.88%, 5/15/2010	375	373
HSBC Finance Corp
5.81%, 11/16/2009 (b)(c)	475	473
6.04%, 9/14/2012 (b)	325	320
SLM Corp
3.56%, 3/2/2009 (b)(c)	475	444

		1,610

Finance — Credit Card (0.09%)
Capital One Bank
5.75%, 9/15/2010	250	252

Finance — Investment Banker & Broker (2.10%)
Bear Stearns Cos Inc/The
5.49%, 7/16/2009 (b)	470	465
Citigroup Inc
5.50%, 8/27/2012	550	557
Goldman Sachs Group Inc/The
5.82%, 3/2/2010 (b)	300	299
6.88%, 1/15/2011	450	471
5.54%, 2/6/2012 (b)	175	172
Jefferies Group Inc
5.88%, 6/8/2014	575	567
Lehman Brothers Holdings Capital Trust
5.86%, 11/29/2049	335	313
Lehman Brothers Holdings Inc
5.63%, 11/10/2009 (b)(c)	350	342
6.00%, 7/19/2012	450	456
Merrill Lynch & Co Inc
5.61%, 2/6/2009 (b)(c)	150	149
3.52%, 3/2/2009 (b)	195	191
5.58%, 2/5/2010 (b)	200	198
5.56%, 11/1/2011 (b)	300	293
5.90%, 6/5/2012 (b)(c)	250	242
6.05%, 8/15/2012	400	406
Morgan Stanley
5.52%, 1/15/2010 (b)	705	699
5.63%, 1/9/2012	375	380

		6,200

Finance — Leasing Company (0.17%)
International Lease Finance Corp
5.64%, 1/15/2010 (b)	100	100
5.30%, 5/1/2012	400	397

		497

Finance — Mortgage Loan/Banker (3.09%)
Countrywide Financial Corp
5.61%, 5/5/2008 (b)	380	367
5.87%, 12/19/2008 (b)	230	213
5.80%, 6/7/2012	375	323
Countrywide Home Loans Inc
4.25%, 12/19/2007	100	99
Fannie Mae
5.17%, 2/25/2032 (b)(c)	359	359
5.12%, 3/25/2035 (b)	140	139
Fannie Mae Whole Loan
5.07%, 5/25/2035 (b)(c)	397	395
Freddie Mac
5.13%, 12/15/2013	485	483
5.50%, 1/15/2017	46	46
4.00%, 1/15/2022	236	236
5.54%, 6/15/2023 (b)	297	301
5.49%, 7/15/2023 (b)	1,187	1,180
5.29%, 4/15/2030 (b)(c)	157	157
5.39%, 10/15/2034 (b)	197	196
Ginnie Mae
1.79%, 10/16/2012 (b)	7,410	272
4.51%, 10/16/2028 (b)	592	586
3.96%, 6/16/2031	1,852	1,805
1.30%, 2/16/2047 (b)	15,119	903
See accompanying notes

350

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Finance — Mortgage Loan/Banker (continued)
Ginnie Mae (continued)
0.85%, 3/16/2047 (b)	$4,476	$277
Residential Capital LLC
6.22%, 6/9/2008 (b)(c)	225	201
7.59%, 5/22/2009 (b)	750	585

		9,123

Finance — Other Services (0.44%)
Alamosa Delaware Inc
8.50%, 1/31/2012	200	208
Mizuho JGB Investment LLC
9.87%, 12/29/2049 (b)(d)	425	438
National Rural Utilities Cooperative Finance
Corporation
7.25%, 3/1/2012	600	643

		1,289

Financial Guarantee Insurance (0.12%)
MGIC Investment Corp
5.63%, 9/15/2011	350	341

Food — Miscellaneous/Diversified (0.25%)
General Mills Inc
5.31%, 1/22/2010 (b)(c)	350	347
Kraft Foods Inc
6.00%, 8/11/2010 (b)	275	275
6.00%, 2/11/2013	125	129

		751

Food — Retail (0.28%)
Kroger Co/The
6.38%, 3/1/2008	485	487
Safeway Inc
6.50%, 11/15/2008	175	177
5.55%, 3/27/2009 (b)	175	174

		838

Gas — Distribution (0.40%)
Sempra Energy
4.75%, 5/15/2009	150	149
7.95%, 3/1/2010	600	636
Southern California Gas Co
5.79%, 12/1/2009 (b)	100	100
Southern Union Co
6.15%, 8/16/2008	300	302

		1,187

Health Care Cost Containment (0.25%)
McKesson Corp
5.25%, 3/1/2013	750	746

Home Equity — Other (4.09%)
ACE Securities Corp
5.08%, 8/25/2035 (b)(c)	436	435
5.07%, 10/25/2035 (b)	196	196
Bear Stearns Asset Backed Securities Trust
5.47%, 3/25/2034 (a)(b)(c)	409	379
5.05%, 6/25/2047 (b)(c)	950	927
Countrywide Asset-Backed Certificates
6.09%, 6/25/2021 (b)	1,825	1,760
First NLC Trust
5.20%, 5/25/2035 (b)	276	262
GMAC Mortgage Corp Loan Trust
4.62%, 6/25/2035 (b)	402	398
5.75%, 10/25/2036	950	929
6.05%, 12/25/2037 (b)	635	629
GSAA Trust
6.04%, 7/25/2036	900	871
Indymac Seconds Asset Backed Trust
5.77%, 5/25/2036 (b)	1,400	1,383
IXIS Real Estate Capital Trust
5.11%, 12/25/2035 (b)(c)	84	84
MASTR Asset Backed Securities Trust
5.37%, 3/25/2035 (b)(c)	575	492
Morgan Stanley ABS Capital I
5.12%, 9/25/2035 (b)(c)	364	363
New Century Home Equity Loan Trust
5.16%, 3/25/2035 (b)	11	10
Option One Mortgage Loan Trust
5.09%, 5/25/2035 (b)(c)	18	18
5.32%, 3/25/2037 (b)	500	316
Renaissance Home Equity Loan Trust
5.76%, 8/25/2036 (b)	1,375	1,365
Residential Asset Securities Corp
4.47%, 3/25/2032	877	860
6.02%, 3/25/2035 (b)	50	41
5.07%, 5/25/2035 (b)(c)	90	89
Specialty Underwriting & Residential Finance
5.38%, 2/25/2035 (b)	51	49
WAMU Asset-Backed Certificates
5.04%, 5/25/2037 (b)(c)	250	242

		12,098

Home Equity — Sequential (2.50%)
BNC Mortgage Loan Trust
5.04%, 7/25/2037 (b)	726	667
Countrywide Asset-Backed Certificates
5.68%, 6/25/2035	2,000	1,942
5.71%, 11/25/2035 (b)	1,450	1,374
5.56%, 4/25/2036	1,000	955
5.51%, 8/25/2036	570	548
5.81%, 11/25/2036	1,250	1,167
New Century Home Equity Loan Trust
4.76%, 11/25/2033	755	748

		7,401

See accompanying notes

351

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Industrial Automation & Robots (0.21%)
Intermec Inc
7.00%, 3/15/2008	$625	$623

Insurance Brokers (0.07%)
Marsh & McLennan Cos Inc
3.63%, 2/15/2008	220	219

Life & Health Insurance (1.00%)
Cigna Corp
7.00%, 1/15/2011	375	394
Lincoln National Corp
5.65%, 8/27/2012	215	216
6.05%, 4/20/2067 (b)	210	201
Pacific Life Global Funding
5.44%, 6/22/2011 (b)(d)	175	175
Phoenix Cos Inc/The
6.68%, 2/16/2008	550	551
Prudential Financial Inc
5.85%, 6/13/2008 (b)	250	250
StanCorp Financial Group Inc
6.88%, 10/1/2012	510	548
Sun Life Financial Global Funding LP
5.49%, 7/6/2010 (b)(d)	175	176
Unum Group
6.00%, 5/15/2008	175	175
5.86%, 5/15/2009	275	277

		2,963

Machinery — Farm (0.16%)
Case New Holland Inc
6.00%, 6/1/2009	475	475
Medical — Drugs (0.29%)
Angiotech Pharmaceuticals Inc
9.37%, 12/1/2013 (b)	225	223
AstraZeneca PLC
5.40%, 9/15/2012	390	394
Elan Finance PLC/Elan Finance Corp
9.70%, 12/1/2013 (b)	250	247

		864

Medical — HMO (0.33%)
Coventry Health Care Inc
6.30%, 8/15/2014	400	406
5.95%, 3/15/2017	210	205
UnitedHealth Group Inc
5.42%, 6/21/2010 (b)(d)	375	375

		986

Medical — Wholesale Drug Distribution (0.31%)
Cardinal Health Inc
5.50%, 10/2/2009 (b)(d)	300	301
5.65%, 6/15/2012 (d)	600	607

		908

Medical Products (0.16%)
Covidien International Finance SA
5.45%, 10/15/2012 (d)	465	467

Metal — Diversified (0.02%)
Xstrata Canada Corp
7.25%, 7/15/2012	55	60

Metal Processors & Fabrication (0.10%)
Timken Co
5.75%, 2/15/2010	300	298

Money Center Banks (0.22%)
Deutsche Bank AG/London
5.38%, 10/12/2012	630	636

Mortgage Backed Securities (33.65%)
ACT Depositor Corp
5.39%, 9/22/2041 (b)(c)(d)	775	773
Banc of America Alternative Loan Trust
5.27%, 6/25/2036 (b)(c)	713	709
Banc of America Commercial Mortgage Inc
7.11%, 11/15/2031	92	93
6.85%, 4/15/2036	200	210
1.02%, 11/10/2038 (b)	18,464	431
0.70%, 7/10/2042 (b)	34,129	639
0.16%, 9/10/2045	83,231	716
0.08%, 10/10/2045	81,632	319
5.31%, 10/10/2045 (b)	1,325	1,323
0.40%, 7/10/2046 (b)	53,713	1,033
Banc of America Mortgage Securities Inc
4.78%, 5/25/2035 (b)	950	944
Bear Stearns Adjustable Rate Mortgage Trust
5.08%, 9/25/2034 (b)	451	453
Bear Stearns Alt-A Trust
5.15%, 7/25/2035 (b)	49	49
6.23%, 8/25/2036 (b)	1,650	1,654
Bear Stearns Commercial Mortgage Securities Inc
7.00%, 5/20/2030	718	750
7.64%, 2/15/2032	162	163
3.97%, 11/11/2035	199	195
0.49%, 5/11/2039 (b)(d)	2,997	47
0.22%, 2/11/2041 (b)	22,511	221
4.13%, 11/11/2041	2,100	2,068
4.57%, 7/11/2042	500	490
Bella Vista Mortgage Trust
5.25%, 5/20/2045 (b)	198	195
Chase Commercial Mortgage Securities Corp
7.32%, 10/15/2032	1,000	1,048
7.56%, 10/15/2032	500	532
Chase Mortgage Finance Corp
5.80%, 3/25/2037 (b)	753	747
4.55%, 7/25/2037 (a)(b)	579	575
See accompanying notes

352

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
Citigroup Commercial Mortgage Trust
0.52%, 10/15/2049 (b)	$40,724	$994
Citigroup/Deutsche Bank Commercial Mortgage Trust
0.45%, 10/15/2048 (b)	38,765	823
0.34%, 12/11/2049 (b)	62,091	1,038
0.38%, 12/11/2049 (b)(d)	21,281	539
Commercial Mortgage Pass Through Certificates
1.49%, 6/10/2010 (b)(d)	4,056	131
3.25%, 6/10/2038	183	174
0.05%, 12/10/2046 (b)	12,893	157
Countrywide Alternative Loan Trust
6.24%, 7/20/2035 (a)(b)	417	414
5.99%, 2/25/2036 (a)(b)	523	522
6.00%, 5/25/2036	922	921
6.00%, 5/25/2036	347	347
5.04%, 6/25/2036 (b)(c)	800	782
5.15%, 6/25/2036 (b)(c)	1,599	1,589
5.27%, 5/20/2046 (b)(c)	1,369	1,338
Countrywide Asset-Backed Certificates
5.41%, 11/25/2035 (b)	182	180
5.14%, 1/25/2036 (b)(c)	800	789
Countrywide Home Loan Mortgage Pass Through Certificates
4.50%, 1/25/2033	16	16
5.50%, 7/25/2033	1,296	1,295
4.49%, 12/25/2033	1,500	1,486
4.41%, 6/20/2035 (b)(c)	505	502
Credit Suisse Mortgage Capital Certificates
0.58%, 9/15/2039 (d)	68,025	1,886
0.07%, 12/15/2039	7,626	129
CS First Boston Mortgage Securities Corp
6.25%, 12/16/2035	980	978
6.38%, 12/16/2035	600	618
0.53%, 11/15/2036 (b)(d)	17,489	698
0.25%, 8/15/2038 (d)	46,577	496
CW Capital Cobalt Ltd
5.17%, 8/15/2048	950	943
First Union National Bank Commercial
Mortgage Securities Inc
5.59%, 2/12/2034	22	22
GE Capital Commercial Mortgage Corp
0.25%, 5/10/2014	64,065	742
5.99%, 12/10/2035	216	219
0.58%, 3/10/2040 (b)(d)	2,701	43
GMAC Commercial Mortgage Securities Inc
0.81%, 3/10/2038 (b)(d)	2,342	54
0.39%, 8/10/2038 (b)(d)	63,426	794
Greenpoint Mortgage Funding Trust
5.14%, 6/25/2045 (b)(c)	185	180
5.17%, 6/25/2045 (b)	186	181
5.18%, 10/25/2045 (b)(c)	295	290
Greenwich Capital Commercial Funding Corp
0.31%, 6/10/2036 (b)(d)	19,650	171
0.12%, 4/10/2037 (d)	158,083	722
0.34%, 3/10/2039 (b)(d)	20,881	464
0.78%, 8/10/2042 (b)(d)	7,370	161
0.48%, 12/10/2049 (a)(b)	51,115	871
GS Mortgage Securities Corp
0.65%, 11/10/2039	6,111	244
GSR Mortgage Loan Trust
4.76%, 7/25/2035 (b)	637	629
Heller Financial Commercial Mortgage Asset Corp
7.82%, 1/17/2034 (b)	1,000	1,055
7.93%, 1/17/2034 (b)	1,175	1,244
Impac CMB Trust
6.13%, 10/25/2033 (b)	84	84
5.18%, 4/25/2035 (b)(c)	153	151
5.30%, 4/25/2035 (b)	125	122
5.17%, 8/25/2035 (b)	102	101
5.38%, 8/25/2035 (b)	90	84
5.41%, 8/25/2035 (b)	140	125
5.12%, 4/25/2037 (a)(b)	893	871
Indymac Index Mortgage Loan Trust
5.17%, 4/25/2034 (b)(c)	82	80
5.10%, 4/25/2035 (b)	182	179
5.20%, 4/25/2035 (b)	153	148
5.43%, 7/25/2035 (b)	968	966
5.17%, 8/25/2035 (b)(c)	245	241
5.05%, 1/25/2037 (b)(c)	930	914
5.11%, 6/25/2037 (a)(b)	812	789
JP Morgan Chase Commercial Mortgage Securities
0.50%, 10/12/2035 (b)(d)	11,208	376
6.04%, 11/15/2035	1,228	1,248
6.96%, 11/15/2035 (b)(d)	350	372
0.50%, 10/12/2037 (b)(d)	3,892	162
3.48%, 6/12/2041	377	371
5.30%, 5/15/2047 (b)	1,400	1,393
5.31%, 1/15/2049	625	621
0.35%, 2/12/2051 (a)(b)	58,210	928
JP Morgan Mortgage Trust
3.81%, 5/25/2034	600	598
5.11%, 6/25/2035 (b)	482	480
5.30%, 7/25/2035	1,125	1,121
5.82%, 6/25/2036 (b)	951	953
5.82%, 6/25/2036 (b)	400	409
5.83%, 1/25/2037 (b)	364	365
5.72%, 4/25/2037 (a)(b)	555	556
LB-UBS Commercial Mortgage Trust
6.06%, 6/15/2020	243	246
5.97%, 3/15/2026	83	84
See accompanying notes

353

\

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
LB-UBS Commercial Mortgage Trust (continued)
4.90%, 6/15/2026	$467	$466
2.60%, 5/15/2027	45	45
3.09%, 5/15/2027	300	297
4.19%, 8/15/2029	220	217
3.63%, 10/15/2029	650	640
4.44%, 12/15/2029 (b)	1,000	981
0.53%, 7/15/2035 (b)(d)	4,350	145
0.59%, 10/15/2035 (b)(d)	9,677	396
1.12%, 3/15/2036 (b)(d)	2,036	49
0.66%, 8/15/2036 (b)(d)	2,146	36
0.49%, 2/15/2040 (b)	6,119	198
MASTR Asset Securitization Trust
5.25%, 9/25/2033 (b)	438	435
Merrill Lynch Mortgage Trust
0.19%, 11/12/2035 (b)(d)	37,171	197
0.14%, 7/12/2038	132,228	970
5.61%, 5/12/2039 (b)	1,100	1,113
3.59%, 9/12/2041	175	173
0.26%, 9/12/2042 (b)	63,996	616
Merrill Lynch/Countrywide Commercial Mortgage Trust
0.05%, 7/12/2046 (b)	32,426	517
0.68%, 7/12/2046	50,867	1,672
0.55%, 8/12/2048 (b)	11,383	443
0.06%, 12/12/2049 (b)	16,713	244
0.67%, 12/12/2049 (b)	28,460	863
5.11%, 12/12/2049 (b)	885	877
Morgan Stanley Capital I
0.97%, 1/13/2041 (b)(d)	28,934	906
5.1 1%, 5/24/2043 (a)(b)(d)	750	717
0.04%, 12/15/2043 (b)(d)	12,684	166
5.25%, 8/25/2046 (a)(b)(c)	725	539
5.60%, 12/20/2046 (a)(b)	225	146
Morgan Stanley Dean Witter Capital I
6.54%, 2/15/2031	113	115
Nationslink Funding Corp
7.23%, 6/20/2031	499	504
New Century Alternative Mortgage Loan Trust
5.91%, 7/25/2036 (b)	1,275	1,281
Prudential Securities Secured Financing
6.48%, 11/1/2031	274	276
Residential Accredit Loans Inc
6.00%, 11/25/2032	914	921
5.73%, 12/25/2035 (a)(b)	157	158
5.02%, 3/25/2047 (b)(c)	1,545	1,495
Residential Funding Mortgage Securities
5.17%, 11/25/2035 (b)	685	686
5.68%, 2/25/2036 (b)	320	321
Sequoia Mortgage Trust
5.23%, 2/20/2035 (b)	61	59
Specialty Underwriting & Residential Finance
5.10%, 3/25/2036 (b)(c)	185	184
Structured Adjustable Rate Mortgage Loan Trust
4.67%, 7/25/2034 (b)	1,000	991
5.57%, 8/25/2034 (b)(c)	373	371
5.12%, 3/25/2035 (b)	90	90
5.25%, 12/25/2035	102	102
5.06%, 7/25/2037 (b)(c)	718	698
Structured Asset Mortgage Investments Inc
5.17%, 5/25/2045 (b)	182	181
5.18%, 9/25/2045 (b)	174	173
Structured Asset Securities Corp
5.50%, 6/25/2036 (b)	1,450	1,419
Thornburg Mortgage Securities Trust
5.13%, 10/25/2035 (b)(c)	490	489
Wachovia Bank Commercial Mortgage Trust
0.20%, 1/15/2041 (b)(d)	19,254	117
0.34%, 4/15/2042 (b)(d)	75,213	937
5.25%, 12/15/2043	1,175	1,165
4.52%, 5/15/2044	755	742
5.86%, 2/15/2051 (b)	1,100	1,120
WaMu Mortgage Pass Through Certificates
4.48%, 3/25/2033 (b)	365	363
4.06%, 10/25/2033 (b)	1,250	1,240
4.84%, 9/25/2035 (b)	806	799
5.70%, 6/25/2037 (b)	1,068	1,060
5.61%, 7/25/2044 (b)(c)	119	118
5.27%, 1/25/2045 (b)(c)	2,017	1,991
5.10%, 4/25/2045 (b)	22	22
5.14%, 4/25/2045 (b)	99	97
5.16%, 7/25/2045 (b)	192	188
5.12%, 11/25/2045 (b)(c)	153	152
Washington Mutual Alternative Mortgage
5.15%, 6/25/2046 (b)	691	670
5.05%, 1/25/2047 (b)	651	629
Washington Mutual Asset Securities Corp
3.83%, 1/25/2035 (d)	717	702
Wells Fargo Mortgage Backed Securities
4.19%, 3/25/2035 (b)	1,529	1,510
4.11%, 6/25/2035 (b)	775	766
5.24%, 4/25/2036 (b)	1,099	1,097

		99,449

Multi-Line Insurance (0.30%)
CNA Financial Corp
6.60%, 12/15/2008	549	556
6.00%, 8/15/2011	150	152
Genworth Financial Inc
6.15%, 11/15/2066 (b)	185	172

		880

See accompanying notes

354

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Multimedia (0.36%)
Thomson Corp/The
5.75%, 2/1/2008	$185	$185
Time Warner Entertainment Co LP
7.25%, 9/1/2008	350	355
Viacom Inc
6.04%, 6/16/2009 (b)	520	518

		1,058

Mutual Insurance (0.15%)
Health Care Service Corp
7.75%, 6/15/201l (d)	400	437

Non-Hazardous Waste Disposal (0.19%)
Oakmont Asset Trust
4.51%, 12/22/2008 (d)	550	547

Office Automation & Equipment (0.22%)
Xerox Corp
6.40%, 12/18/2009 (b)	350	350
5.50%, 5/15/2012	295	295

		645

Office Furnishings — Original (0.07%)
Steelcase Inc
6.50%, 8/15/2011	195	201

Oil — Field Services (0.22%)
Weatherford International Inc
6.63%, 11/15/2011	250	261
5.95%, 6/15/2012 (d)	375	382

		643

Oil & Gas Drilling (0.22%)
ENSCO International Inc
6.75%, 11/15/2007	650	650

Oil Company — Exploration & Production (1.18%)
Anadarko Finance Co
6.75%, 5/1/2011	325	341
Anadarko Petroleum Corp
6.09%, 9/15/2009 (b)(c)	300	299
Devon OEI Operating Inc
7.25%, 10/1/2011	475	507
Nexen Inc
5.05%, 11/20/2013	292	284
Occidental Petroleum Corp
4.00%, 11/30/2007	190	190
Pemex Project Funding Master Trust
6.13%, 8/15/2008	350	352
Swift Energy Co
7.63%, 7/15/2011	200	202
Western Oil Sands Inc
8.38%, 5/1/2012	425	472
XTO Energy Inc
7.50%, 4/15/2012	400	436
5.90%, 8/1/2012	400	411

		3,494

Oil Company — Integrated (0.14%)
Husky Energy Inc
6.25%, 6/15/2012	400	413

Oil Refining & Marketing (0.48%)
Premcor Refining Group Inc/The
9.50%, 2/1/2013	700	738
Tesoro Corp
6.25%, 11/1/2012	400	397
Valero Energy Corp
6.88%, 4/15/2012	275	291

		1,426

Optical Supplies (0.14%)
Bausch & Lomb Inc
6.95%, 11/15/2007	400	400

Paper & Related Products (0.05%)
Bowater Inc
8.69%, 3/15/2010 (b)	175	160

Pharmacy Services (0.23%)
Medco Health Solutions Inc
7.25%, 8/15/2013	650	688

Pipelines (0.87%)
Enbridge Energy Partners LP
4.00%, 1/15/2009	200	197
Enbridge Inc
5.80%, 6/15/2014	600	607
Kinder Morgan Energy Partners LP
5.85%, 9/15/2012	385	391
Northwest Pipeline Corp
6.63%, 12/1/2007	475	475
ONEOK Partners LP
5.90%, 4/1/2012	255	260
TEPPCO Partners LP
7.63%, 2/15/2012	375	403
Transcontinental Gas Pipe Line Corp
6.25%, 1/15/2008	250	250

		2,583

Private Corrections (0.11%)
Corrections Corp of America
7.50%, 5/1/2011	325	329

Property & Casualty Insurance (0.37%)
Markel Corp
7.00%, 5/15/2008	450	454
See accompanying notes

355

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Property & Casualty Insurance (continued)
WR Berkley Corp
9.88%, 5/15/2008	$625	$639

		1,093

Property Trust (0.17%)
Westfield Group
5.40%, 10/1/2012 (d)(f)	500	497

Publishing — Periodicals (0.11%)
Dex Media East LLC/Dex Media East Finance Co
9.88%, 11/15/2009	200	205
12.13%, 11/15/2012	100	107

		312

Real Estate Operator & Developer (0.52%)
Duke Realty LP
3.35%, 1/15/2008	175	174
5.63%, 8/15/2011	180	180
ERP Operating LP
5.50%, 10/1/2012	575	570
Regency Centers LP
8.45%, 9/1/2010	575	622

		1,546

Regional Banks (1.14%)
BAC Capital Trust XIII
6.09%, 3/15/2043 (b)(c)	435	399
BAC Capital Trust XIV
5.63%, 3/15/2043 (b)	550	519
Capital One Financial Corp
5.70%, 9/15/2011	300	297
First Union Institutional Capital I
8.04%, 12/1/2026	550	573
Fleet Capital Trust II
7.92%, 12/11/2026	525	546
NB Capital Trust
7.83%, 12/15/2026	375	390
SunTrust Preferred Capital I
5.85%, 12/31/2049 (b)	365	358
Wachovia Corp
5.73%, 3/1/2012 (b)	275	273

		3,355

REITS — Apartments (0.45%)
Archstone-Smith Operating Trust
6.50%, 2/15/2012	575	620
Camden Property Trust
4.38%, 1/15/2010	200	196
UDR Inc
4.50%, 3/ 3/2008	310	310
5.50%, 4/1/2014	200	196

		1,322

REITS — Diversified (0.72%)
Duke Realty LP
6.80%, 2/12/2009	450	458
iStar Financial Inc
6.03%, 9/15/2009 (b)	275	265
6.07%, 3/9/2010 (b)	350	331
6.00%, 12/15/2010	500	486
5.65%, 9/15/2011	200	185
Liberty Property LP
7.75%, 4/15/2009	385	395

		2,120

REITS — Healthcare (0.49%)
HCP Inc
6.14%, 9/15/2008 (b)	600	599
5.65%, 12/15/2013	125	121
Nationwide Health Properties Inc
6.50%, 7/15/2011	400	407
6.25%, 2/1/2013	325	327

		1,454

REITS — Office Property (0.39%)
Brandywine Operating Partnership LP
5.63%, 12/15/2010	605	604
HRPT Properties Trust
6.29%, 3/16/201l (b)	188	186
6.95%, 4/1/2012	350	362

		1,152

REITS — Regional Malls (0.16%)
Simon Property Group LP
3.75%, 1/30/2009	225	220
4.60%, 6/15/2010	65	64
5.60%, 9/1/2011	200	200

		484

REITS — Shopping Centers (0.34%)
Developers Diversified Realty Corp
3.88%, 1/30/2009	510	503
5.38%, 10/15/2012	150	148
Federal Realty Invs Trust
6.00%, 7/15/2012	350	355

		1,006

REITS — Warehouse & Industrial (0.29%)
Prologis
5.75%, 8/24/2009 (b)	250	251
5.50%, 3/1/2013	625	616

		867

Rental — Auto & Equipment (0.31%)
Erac USA Finance Co
5.23%, 4/30/2009 (b)(d)	400	398
5.80%, 10/15/2012 (d)	515	517

		915

See accompanying notes

356

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Retail — Drug Store (0.15%)
CVS Caremark Corp
5.92%, 6/1/2010 (b)	$450	$447

Retail — Petroleum Products (0.11%)
Petro Stopping Centers LP / Petro Finance
9.00%, 2/15/2012	300	314

Retail — Regional Department Store (0.10%)
Macys Retail Holdings Inc
4.80%, 7/15/2009	300	297

Retail — Restaurants (0.27%)
Darden Restaurants Inc
5.63%, 10/15/2012	625	631
Yum! Brands Inc
7.65%, 5/15/2008	175	177

		808

Rubber — Tires (0.07%)
Goodyear Tire & Rubber Co/The
9.13%, 12/1/2009	200	202

Satellite Telecommunications (0.11%)
Intelsat Corp
6.38%, 1/15/2008	325	324

Savings & Loans — Thrifts (0.28%)
Washington Mutual Inc
5.74%, 3/20/2008 (b)	225	224
5.54%, 1/15/2010 (b)	275	270
5.51%, 3/22/2012 (b)	350	333

		827

Sovereign (0.09%)
Mexico Government International Bond
8.38%, 1/14/2011	250	278

Special Purpose Banks (0.12%)
Korea Development Bank
5.37%, 4/3/2010 (b)(c)	365	364

Special Purpose Entity (0.78%)
BAE Systems Holdings Inc
4.75%, 8/15/2010 (d)	500	497
Genworth Global Funding Trusts
5.20%, 10/8/2010	375	377
Rio Tinto Finance USA Ltd
2.63%, 9/30/2008	185	181
Rockies Express Pipeline LLC
6.44%, 8/20/2009 (b)(d)	280	280
USB Realty Corp
6.09%, 12/22/2049 (b)(d)	330	320
Williams Cos Inc Credit Linked Certificates
8.61%, 5/1/2009 (b)(d)	200	202
Xlliac Global Funding
5.78%, 6/2/2008 (b)(c)(d)	450	449

		2,306

Steel — Producers (0.24%)
Ispat Inland ULC
9.75%, 4/1/2014	300	327
United States Steel Corp
5.65%, 6/1/2013	400	387

		714

Supranational Bank (0.08%)
Corp Andina de Fomento
5.78%, 6/13/2008 (b)	225	225

Telecommunication Services (0.14%)
Qwest Corp
7.88%, 9/1/2011	150	158
Telcordia Technologies Inc
8.99%, 7/15/2012 (b)(d)	275	255

		413

Telephone — Integrated (1.42%)
Deutsche Telekom International Finance
5.39%, 3/23/2009 (b)	375	375
GTE California Inc
6.70%, 9/1/2009	615	633
Royal KPN NV
8.00%, 10/1/2010	475	511
Sprint Capital Corp
7.63%, 1/30/2011	250	264
8.38%, 3/15/2012	250	273
Sprint Nextel Corp
5.60%, 6/28/2010 (b)	275	274
Telecom Italia Capital SA
4.00%, 11/15/2008	320	316
5.82%, 7/18/201l (b)	240	240
Telefonica Emisiones SAU
5.89%, 6/19/2009 (b)	400	400
5.86%, 2/4/2013 (g)	575	587
Telefonos de Mexico SAB de CV
4.50%, 11/19/2008	325	323

		4,196

Television (0.25%)
British Sky Broadcasting Group PLC
6.88%, 2/23/2009	400	409
Univision Communications Inc
7.85%, 7/15/2011	325	327

		736

Tobacco (0.26%)
Reynolds American Inc
6.50%, 7/15/2010	400	413
See accompanying notes

357

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Tobacco (continued)
Reynolds American Inc (continued)
6.39%, 6/15/2011 (b)	$350	$348

		761

Tools — Hand Held (0.19%)
Snap-On Inc
5.38%, 1/12/2010 (b)(c)	575	573

Transport — Rail (0.14%)
Union Pacific Corp
5.45%, 1/31/2013	400	400

Wireless Equipment (0.19%)
Motorola Inc
4.61%, 11/16/2007	550	550

TOTAL BONDS		$253,734

SENIOR FLOATING RATE INTERESTS (0.49%)

Auto/Truck Parts & Equipment — Replacement (0.12%)
Allison Transmission Inc, Term Loan B
0.00%, 8/7/2014 (b)(h)	350	340

Electric — Integrated (0.04%)
Texas Competitive Electric Holdings Company, Term Loan B
0.00%, 10/29/2014 (b)(h)	111	111

Publishing — Periodicals (0.10%)
Dex Media East LLC; Term Loan B
0.00%, 10/17/2014 (b)(h)	305	306

Retail — Building Products (0.16%)
HD Supply Inc, Term Loan B
0.00%, 8/30/2012 (b)(h)	480	480

Satellite Telecommunications (0.07%)
Telesat Canada Inc, Term Loan B
0.00%, 9/1/2014 (b)(h)	200	198

TOTAL SENIOR FLOATING RATE INTERESTS		$1,435

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (21.28%)

Federal Home Loan Mortgage Corporation

(FHLMC) (2.12%)
5.50%, 12/1/2008	20	20
5.50%, 2/1/2009	43	43
5.50%, 3/1/2009	22	22
5.50%, 4/1/2009	47	47
6.50%, 4/1/2009	10	11
5.00%, 9/1/2009	62	62
9.00%, 9/1/2009	4	4
4.50%, 11/1/2009	106	105
4.50%, 12/1/2009	262	259
4.50%, 4/1/2010	163	161
4.50%, 9/1/2010	273	268
4.50%, 2/1/2011	109	107
4.50%, 4/1/2011	133	130
4.50%, 7/1/2011	153	150
4.50%, 11/1/2011	635	623
6.50%, 4/1/2015	8	8
6.50%, 12/1/2015	29	29
7.00%, 12/1/2022	163	170
7.50%, 12/1/2029	4	4
7.25%, 12/1/2007	1	1
8.00%, 12/1/2011	1	1
4.10%, 12/1/2034 (b)	373	377
4.55%, 1/1/2035 (b)	350	344
5.87%, 6/1/2035 (b)	1,510	1,542
4.87%, 9/1/2035 (b)	567	566
4.99%, 9/1/2035 (b)	445	444
6.53%, 1/1/2037 (b)	752	770

		6,268

Federal National Mortgage Association (FNMA) (3.17%)
5.50%, 2/1/2009	130	131
5.50%, 5/1/2009	6	6
5.50%, 10/1/2009	74	75
4.50%, 12/1/2009	22	22
4.50%, 3/1/2010	187	185
4.00%, 5/1/2010	459	448
4.50%, 5/1/2010	75	74
4.00%, 6/1/2010	236	231
4.00%, 7/1/2010	316	309
4.00%, 8/ 1/2010	169	165
4.50%, 8/1/2011	358	353
4.50%, 9/1/2011	141	139
8.50%, 5/1/2022	39	42
8.00%, 5/1/2027	8	8
6.00%, 7/1/2028	81	82
7.50%, 10/1/2029	20	21
4.73%, 12/1/2032 (b)	820	824
4.34%, 7/1/2034 (b)	686	680
5.87%, 7/1/2034 (b)	277	279
4.30%, 8/1/2034 (b)	391	387
4.42%, 9/1/2034 (b)	595	596
4.50%, 1/1/2035 (b)	558	554
6.09%, 1/1/2035 (b)	86	87
6.85%, 2/1/2035 (b)	153	156
4.55%, 4/1/2035 (b)	767	759
7.12%, 6/1/2035 (b)	125	127
4.98%, 10/1/2035 (b)	1,665	1,672
5.06%, 2/1/2037 (b)	956	970

		9,382

See accompanying notes

358

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
U.S. Treasury (15.99%)
4.63%, 2/29/2008 (i)	$1,350	$1,352
4.13%, 8/15/2008 (i)	5,000	4,998
4.88%, 8/31/2008 (i)	3,000	3,017
4.88%, 1/31/2009 (i)	5,000	5,052
3.00%, 2/15/2009 (i)	13,000	12,836
4.88%, 8/15/2009 (i)	6,500	6,601
4.75%, 2/15/2010 (i)	5,000	5,087
3.88%, 5/15/2010 (i)	1,150	1,149
4.50%, 11/15/2010	500	507
4.50%, 4/30/2012 (i)	3,700	3,756
4.38%, 8/15/2012 (i)	2,850	2,886

		47,241

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$62,891

SHORT TERM INVESTMENTS (8.41%)

Commercial Paper (1.14%)

Investment in Joint Trading Account; General Electric Capital 4.81%, 11/1/2007	$3,372	$3,372

Money Market Funds (7.27%)

BNY Institutional Cash Reserve Fund (c)	21,492	21,492

TOTAL SHORT TERM INVESTMENTS		$24,864

Total Investments		$342,924
Liabilities in Excess of Other Assets, Net — (16.04)%		(47,393)

TOTAL NET ASSETS — 100.00%		$295,531

(a)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $11,505 or 3.89% of net assets.

(b)	Variable Rate

(c)	Security was purchased with the cash proceeds from securities loans.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $28,539 or 9.66% of net assets.

(e)	Non-Income Producing Security

(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $709 or 0.24% of net assets.

(g)	Security purchased on a when-issued basis.

(h)	This Senior Floating Rate Note will settle after October 31, 2007, at which time the interest rate will be determined,

(i)	Security or a portion of the security was on loan at the end of the period.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$1,200
Unrealized Depreciation	(5,312)

Net Unrealized Appreciation (Depreciation)	(4,112)
Cost for federal income tax purposes	347,036
All dollar amounts are shown in thousands (000’s)
Options/Swaptions

		Exercise	Expiration
Description	Contracts	Rate	Month	U.S. $ Value

Written Put — OTC 10 Year Interest Rate Swap; pay floating rate based on 3-month LIBOR; with Lehman Brothers	37,000,000	5.78%	11/19/2007	$(3)

(Premiums received $70)				$(3)

All dollar amounts are shown in thousands (000’s)
Total Return Swap Agreements

		Unrealized
	Notional	Appreciation/
Description	Amount	(Depreciation)

Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 0 basis points with Wachovia Bank. Expires November 2007.	$3,000	$(10)
Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 10 basis points with Wachovia Bank. Expires October 2007.	3,200	(11)
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
U.S. 2 Year Note;
December 2007	57	$11,785	$11,805	$20
U.S. 5 Year Note;
December 2007	40	4,309	4,294	(15)
All dollar amounts are shown in thousands (000’s)
See accompanying notes

359

Schedule of Investments
Short-Term Bond Fund
October 31, 2007
Portfolio Summary (unaudited)

Sector	Percent

Mortgage Securities	41.43%
Financial	22.47%
Government	16.16%
Asset Backed Securities	14.78%
Communications	4.51%
Consumer, Non-cyclical	3.80%
Utilities	3.24%
Energy	3.12%
Industrial	2.39%
Consumer, Cyclical	2.16%
Technology	1.17%
Basic Materials	0.62%
Diversified	0.19%
Liabilities in Excess of Other Assets, Net	(16.04%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	5.45%
Total Return Swaps	0.01%
Written Swaptions	0.00%
See accompanying notes

360

Schedule of Investments
Short-Term Income Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (87.07%)
Aerospace & Defense Equipment (0.94%)
United Technologies Corp
4.38%, 5/1/2010 (a)	$2,000	$1,981

Asset Backed Securities (0.62%)
Atlantic City Electric Transition Funding LLC
2.89%, 7/20/2011	1,333	1,311

Automobile Sequential (1.60%)
WFS Financial Owner Trust
3.93%, 2/17/2012	3,381	3,360

Casino Hotels (2.30%)
Harrah’s Operating Co Inc
5.50%, 7/1/2010	5,000	4,825

Commercial Services (1.67%)
PHHCorp
6.00%, 3/1/2008	3,500	3,509

Commercial Services — Finance (2.38%)
Western Union Co/The
5.40%, 11/17/2011	5,000	5,002

Cruise Lines (2.73%)
Carnival Corp
3.75%, 11/15/2007	5,750	5,748

Diversified Financial Services (2.39%)
General Electric Capital Corp
5.72%, 8/22/2011	5,000	5,022

Electric — Integrated (2.09%)
Pacific Gas & Electric Co
3.60%, 3/1/2009	1,650	1,621
Texas-New Mexico Power Co
6.25%, 1/15/2009	2,750	2,778

		4,399

Finance (0.05%)
Green Tree Financial Corp
7.70%, 9/15/2026	120	103

Finance — Consumer Loans (1.84%)
SLM Corp
4.00%, 1/15/2009	4,000	3,868

Finance — Investment Banker & Broker (2.39%)
Citigroup Inc
5.50%, 8/27/2012 (a)	2,500	2,531
Goldman Sachs Group Inc/The
4.13%, 1/15/2008	2,500	2,494

		5,025

Finance — Mortgage Loan/Banker (8.30%)
Countrywide Financial Corp
5.80%, 6/7/2012	5,000	$4,305
Fannie Mae
5.00%, 11/25/2035	3,400	3,379
Freddie Mac
4.25%, 6/15/2027	861	857
4.50%, 5/15/2030	5,000	4,906
6.00%, 6/15/2030	1,184	1,188
4.50%, 5/15/2032	1,261	1,235
Ginnie Mae
4.50%, 8/20/2032	1,618	1,567

		17,437

Finance — Other Services (2.43%)
SB Treasury Co LLC
9.40%, 12/29/2049 (b)(c)	5,000	5,102

Gas — Distribution (0.78%)
Sempra Energy
4.75%, 5/15/2009	1,650	1,641

Investment Management & Advisory Services (0.84%)
Nuveen Investments Inc
5.00%, 9/15/2010	2,000	1,756

Medical — Biomedical/Gene (2.57%)
Amgen Inc
4.00%, 11/18/2009	5,500	5,403

Medical — Wholesale Drug Distribution (1.92%)
Cardinal Health Inc
6.25%, 7/15/2008	4,000	4,029

Mortgage Backed Securities (14.83%)
Bane of America Funding Corp
5.75%, 3/25/2036	4,926	4,894
Bane of America Mortgage Securities Inc
4.75%, 8/25/2033	4,000	3,953
Chase Mortgage Finance Corp
5.50%, 5/25/2035	3,527	3,521
CS First Boston Mortgage Securities Corp
6.00%, 12/25/2033	1,751	1,757
GMAC Commercial Mortgage Securities Inc
7.15%, 12/15/2016 (b)(c)	149	149
GSR Mortgage Loan Trust
6.00%, 2/25/2035	2,646	2,660
6.00%, 6/25/2036	4,363	4,396
Residential Asset Securitization Trust
6.00%, 5/25/2036	4,777	4,818
Residential Funding Mortgage Securities
5.50%, 9/25/2036	5,000	5,006

		31,154

See accompanying notes

361

Schedule of Investments
Short-Term Income Fund
October 31, 2007

	Principal
	Amount (000’s)	Value (000’s)

BONDS (continued)
Multimedia (1.90%)
COX Enterprises Inc
4.38%, 5/1/2008 (c)	$4,000	$3,984

Networking Products (2.04%)
Cisco Systems Inc
5.25%, 2/22/2011	4,250	4,295

Property & Casualty Insurance (2.06%)
Fidelity National Financial Inc
7.30%, 8/15/2011	4,250	4,337

Real Estate Operator & Developer (1.89%)
ERP Operating LP
5.50%, 10/1/2012	4,000	3,962

Reinsurance (2.82%)
Berkshire Hathaway Finance Corp
3.38%, 10/15/2008	6,000	5,920

REITS — Healthcare (2.42%)
Nationwide Health Properties Inc
6.50%, 7/15/2011	5,000	5,085

REITS — Shopping Centers (2.03%)
Developers Diversified Realty Corp
6.63%, 1/15/2008	4,250	4,261

REITS — Single Tenant (1.86%)
CPG Partners LP
3.50%, 3/15/2009	4,000	3,907

Retail — Drug Store (0.70%)
CVS Caremark Corp
4.00%, 9/15/2009	1,500	1,473

Savings & Loans — Thrifts (0.53%)
Washington Mutual Bank/Henderson NV
5.50%, 1/15/2013	1,200	1,125

Sovereign Agency (9.11%)
Federal National Mortgage Association
4.00%, 9/2/2008	5,000	4,978
5.80%, 7/16/2013 (b)	3,000	3,006
Freddie Mac
5.00%, 1/16/2009	5,000	5,036
4.13%, 7/12/2010	1,000	993
5.25%, 7/18/2011 (a)	5,000	5,128

		19,141

Telecommunication Services (1.66%)
Verizon Global Funding Corp
4.00%, 1/15/2008	3,500	3,493

Telephone — Integrated (1.54%)
Royal KPN NV
8.00%, 10/1/2010	3,000	3,230

Television (1.44%)
Univision Communications Inc
7.85%, 7/15/2011	3,000	3,022

Textile — Home Furnishings (2.40%)
Mohawk Industries Inc
7.20%, 4/15/2012	4,750	5,053

TOTAL BONDS		$182,963

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (10.01%)
Federal Home Loan Mortgage Corporation

(FHLMC) (0.42%)
9.50%, 8/1/2016	12	13
6.00%, 4/1/2017	290	296
6.00%, 5/1/2017	535	546
7.08%, 11/1/2021 (b)	35	35

		890

Federal National Mortgage Association (FNMA) (0.46%)
6.50%, 1/1/2012	165	169
6.50%, 1/1/2014	150	155
8.50%, 11/1/2017	26	28
6.60%, 1/1/2019 (b)	18	18
5.61%, 4/1/2019 (b)	9	9
10.00%, 5/1/2022	15	17
7.05%, 11/1/2022 (b)	4	3
4.66%, 11/1/2032 (b)	511	522
5.68%, 11/1/2035 (b)	36	36

		957

Government National Mortgage Association (GNMA) (0.10%)
11.00%, 2/15/2010	3	4
8.00%, 3/15/2012	4	4
11.00%, 10/15/2015	23	26
11.00%, 11/15/2015	12	14
11.00%, 11/15/2015	46	52
10.00%, 1/15/2019	85	97
10.00%, 2/15/2019	1	1
11.00%, 8/15/2020	10	11
9.00%, 4/20/2025	4	5

		214

U.S. Treasury (9.03%)
3.25%, 8/15/2008 (a)(d)	5,000	4,965
2.63%, 3/15/2009 (a)	6,000	5,892
4.88%, 5/15/2009 (a)	5,000	5,067
See accompanying notes

362

Schedule of Investments
Short-Term Income Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
U.S. Treasury (continued)
4.75%, 2/15/2010 (a)	$3,000	$3,052

		18,976

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$21,037

SHORT TERM INVESTMENTS (13.21%)
Money Market Funds (13.21%)
BNY Institutional Cash Reserve Fund (e)	$27,768	$27,768

TOTAL SHORT TERM INVESTMENTS		$27,768

REPURCHASE AGREEMENTS (1.87%)
Money Center Banks (1.87%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $2,021,000; 0%; dated 12/13/07-07/25/08)	$1,962	$1,962
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/3 1/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $2,021,000; 0% - 6.13%; dated 12/04/07-08/25/16)	1,962	1,962

		3,924

TOTAL REPURCHASE AGREEMENTS		$3,924

Total Investments		$235,692
Liabilities in Excess of Other Assets, Net — (12.16)%		(25,550)

TOTAL NET ASSETS — 100.00%		$210,142

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Variable Rate

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $9,235 or 4.39% of net assets.

(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $174 or 0,08% of net assets.

(e)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$970
Unrealized Depreciation	(3,248)

Net Unrealized Appreciation (Depreciation)	(2,278)
Cost for federal income tax purposes	237,970
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Sell:
U.S. 5 Year Note; December 2007	100	$10,666	$10,734	$(68)
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	40.62%
Mortgage Securities	22.06%
Government	18.14%
Communications	8.58%
Consumer, Non-cyclical	8.54%
Consumer, Cyclical	8.14%
Utilities	2.87%
Asset Backed Securities	2.27%
Industrial	0.94%
Liabilities in Excess of Other Assets, Net	(12.16%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	5.11%
See accompanying notes

363

Schedule of Investments
SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (98.72%)
Advertising Services (0.45%)
inVentiv Health Inc (a)	37,296	$1,575

Aerospace & Defense (1.40%)
Esterline Technologies Corp (a)	33,300	1,824
Teledyne Technologies Inc (a)	38,437	2,011
TransDigm Group Inc (a)	24,270	1,105

		4,940

Aerospace & Defense Equipment (1.85%)
BE Aerospace Inc (a)	69,040	3,432
Moog Inc (a)	23,830	1,100
Triumph Group Inc (b)	25,430	2,024

		6,556

Airlines (0.38%)
Allegiant Travel Co (a)(b)	22,342	805
Republic Airways Holdings Inc (a)(b)	25,950	552

		1,357

Alternative Waste Tech (0.17%)
Calgon Carbon Corp (a)(b)	39,490	588

Apparel Manufacturers (0.96%)
Gymboree Corp (a)	22,410	763
Phillips-Van Heusen	55,040	2,631

		3,394

Applications Software (0.64%)
Progress Software Corp (a)	39,000	1,276
Verint Systems Inc (a)	39,088	980

		2,256

Auto/Truck Parts & Equipment — Original (0.08%)
Tenneco Inc (a)	9,099	279

Auto/Truck Parts & Equipment — Replacement (0.23%)
Aftermarket Technology Corp (a)	23,915	826

Batteries & Battery Systems (0.06%)
Greatbatch Inc (a)(b)	8,904	221

Beverages — Wine & Spirits (0.61%)
Central European Distribution Corp (a)(b)	40,470	2,152

Building — Heavy Construction (0.20%)
Granite Construction Inc	16,730	716

Building — Mobile Home & Manufactured Housing (0.17%)
Williams Scotsman International Inc (a)(b)(c)	21,235	600

Building & Construction Products — Miscellaneous (0.59%)
Interline Brands Inc (a)(b)	57,650	1,377
NCI Building Systems Inc (a)(b)	18,150	711

		2,088

Building Products — Cement & Aggregate (0.49%)
Texas Industries Inc	23,636	1,727

Building Products — Doors & Windows (0.15%)
Apogee Enterprises Inc	21,775	512

Building Products — Light Fixtures (0.48%)
Genlyte Group Inc (a)(b)	26,234	1,708

Chemicals — Diversified (1.00%)
FMC Corp	39,174	2,253
Rockwood Holdings Inc (a)(b)	32,950	1,288

		3,541

Chemicals — Plastics (0.07%)
Landec Corp (a)(b)	16,847	250

Chemicals — Specialty (1.26%)
Arch Chemicals Inc	50,191	2,290
OM Group Inc (a)(b)	41,076	2,176

		4,466

Collectibles (0.34%)
RC2 Corp (a)(b)	40,640	1,212

Commercial Banks (5.87%)
Alabama National Bancorporation	9,750	768
Bancfirst Corp	8,562	389
Bank of Hawaii Corp (b)	35,482	1,886
Central Pacific Financial Corp (b)	44,508	998
City Bank/Lynnwood WA (b)	18,906	453
City Holding Co	18,354	694
Columbia Ranking System Inc	17,280	537
Community Bancorp/NV (a)(b)	17,299	351
Cullen/Frost Bankers Inc	32,722	1,740
East West Bancorp Inc	65,742	2,218
First Community Bancorp Inc/CA (b)	6,625	323
First State Bancorporation/NM	15,621	265
Green Bankshares Inc	14,826	475
IBERIABANK Corp	9,418	467
Integra Bank Corp	32,370	558
Pacific Capital Bancorp NA	26,330	546
Pinnacle Financial Partners Inc (a)(b)	15,541	454
Preferred Bank/Los Angeles CA	29,462	876
Prosperity Bancshares Inc (b)	34,747	1,123
S&T Bancorp Inc (b)	17,920	594
Southwest Bancorp Inc/Stillwater OK	13,699	259
Sterling Bancshares Inc/TX	56,510	689
See accompanying notes

364

Schedule of Investments
SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Commercial Banks (continued)
Sterling Financial Corp/WA (b)	53,758	$1,210
SVB Financial Group (a)(b)	31,977	1,656
Trustmark Corp (b)	20,400	551
Vineyard National Bancorp — Warrants (a)(c)(d)(e)	2,369	—
West Coast Bancorp/OR	18,815	510
Wilshire Bancorp Inc	17,420	179

		20,769

Commercial Services (0.31%)
Steiner Leisure Ltd (a)	24,500	1,102

Commercial Services — Finance (0.74%)
Morningstar Inc (a)(b)	17,471	1,300
Wright Express Corp (a)	33,985	1,315

		2,615

Communications Software (0.04%)
DivX Inc (a)(b)	12,599	158

Computer Aided Design (1.04%)
Ansys Inc (a)	51,760	2,009
Aspen Technology Inc (a)(b)	96,216	1,678

		3,687

Computer Graphics (0.27%)
Trident Microsystems Inc (a)(b)	125,920	948

Computer Services (1.70%)
Ciber Inc(a)	138,220	1,077
Manhattan Associates Inc (a)(b)	59,430	1,792
Ness Technologies Inc (a)(b)	73,830	864
SI International Inc (a)	22,820	644
SYKES Enterprises Inc (a)(b)	93,802	1,655

		6,032

Computer Software (0.19%)
Double-Take Software Inc (a)	28,110	670

Consulting Services (0.97%)
FTI Consulting Inc (a)(b)	23,410	1,271
Huron Consulting Group Inc (a)	30,872	2,157

		3,428

Consumer Products — Miscellaneous (0.59%)
CSS Industries Inc (b)	17,240	683
Jarden Corp (a)(b)	4,618	164
Prestige Brands Holdings Inc (a)	46,650	488
Tupperware Brands Corp	21,030	759

		2,094

Cosmetics & Toiletries (0.43%)
Chattem Inc (a)(b)	20,310	1,509

Data Processing & Management (0.21%)
Commvault Systems Inc (a)(b)	36,923	751

Diagnostic Equipment (0.54%)
Immucor Inc (a)	59,103	1,906

Diagnostic Kits (0.66%)
Meridian Bioscience Inc (b)	70,890	2,346

Distribution & Wholesale (1.32%)
Tech Data Corp (a)	22,200	873
United Stationers Inc (a)	39,125	2,266
WESCO International Inc (a)(b)	32,596	1,520

		4,659

Diversified Manufacturing Operations (0.70%)
Barnes Group Inc	28,720	1,055
Koppers Holdings Inc (b)	31,530	1,412

		2,467

Diversified Operations & Commercial Services (0.07%)
Chemed Corp	4,424	254

Electric — Integrated (1.89%)
Allete Inc	59,100	2,582
Empire District Electric Co/The (b)	45,360	1,091
PNM Resources Inc	45,329	1,134
Portland General Electric Co	66,898	1,883

		6,690

Electric Products — Miscellaneous (0.29%)
GrafTech International Ltd (a)	54,470	1,029

Electronic Components — Semiconductors (1.75%)
Mellanox Technologies Ltd (a)(b)	20,110	475
ON Semiconductor Corp (a)(b)	287,014	2,928
Zoran Corp (a)(b)	109,780	2,799

		6,202

Electronic Design Automation (0.49%)
Ansoft Corp (a)(b)	27,342	823
Magma Design Automation Inc (a)	60,330	898

		1,721

Electronic Measurement Instruments (0.79%)
Analogic Corp	27,760	1,587
Tektronix Inc (b)	32,243	1,220

		2,807

Electronic Security Devices (0.16%)
LoJack Corp (a)(b)	32,655	574

E-Marketing & Information (0.28%)
Digital River Inc (a)(b)	18,810	998
See accompanying notes

365

Schedule of Investments
SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Engineering — Research & Development Services (0.77%)
EMCOR Group Inc (a)	79,223	$2,728

Enterprise Software & Services (1.88%)
Informatica Corp (a)(b)	134,370	2,295
IDA Software Group Inc (a)	51,329	1,281
Lawson Software Inc (a)(b)	21,195	239
Omnicell Inc (a)(b)	59,610	1,574
SYNNEX Corp (a)(b)	56,200	1,257

		6,646

Fiduciary Banks (0.19%)
Boston Private Financial Holdings Inc	23,050	663

Finance — Investment Banker & Broker (0.45%)
Investment Technology Group Inc (a)	23,759	996
KBW Inc (a)(b)	807	24
Stifel Financial Corp (a)(b)	10,270	583

		1,603

Finance — Leasing Company (0.39%)
Financial Federal Corp (b)	44,032	1,190
Marlin Business Services Corp (a)	15,284	194

		1,384

Food — Miscellaneous/Diversified (0.73%)
Ralcorp Holdings Inc (a)	46,080	2,594

Food — Wholesale & Distribution (0.52%)
Spartan Stores Inc	82,830	1,841

Footwear & Related Apparel (0.93%)
Steven Madden Ltd (b)	53,680	1,197
Wolverine World Wide Inc	81,450	2,088

		3,285

Gas — Distribution (0.92%)
Northwest Natural Gas Co	42,080	2,027
South Jersey Industries Inc	32,948	1,238

		3,265

Home Furnishings (0.59%)
Tempur-Pedic International Inc (b)	58,110	2,092

Hotels & Motels (0.21%)
Gaylord Entertainment Co (a)	13,621	742

Human Resources (0.35%)
Korn/Ferry International (a)(b)	64,948	1,244

Independent Power Producer (0.17%)
Ormat Technologies Inc (b)	11,180	603

Instruments — Controls (0.77%)
Mettler Toledo International Inc (a)	25,608	2,723

Instruments — Scientific (0.66%)
Dionex Corp (a)	9,060	797
Varian Inc (a)	20,601	1,522

		2,319

Insurance Brokers (0.14%)
Hilb Rogal & Hobbs Co	11,450	505

Internet Application Software (1.10%)
DealerTrack Holdings Inc (a)	14,760	725
RealNetworks Inc (a)(b)	119,530	868
SI Corp (a)	119,380	1,005
Vocus Inc (a)(b)	35,830	1,289

		3,887

Internet Infrastructure Software (0.63%)
TIBCO Software Inc (a)	242,660	2,228

Internet Telephony (0.24%)
j2 Global Communications Inc (a)(b)	24,890	839

Intimate Apparel (0.66%)
Warnaco Group Inc/The (a)	57,700	2,348

Investment Companies (0.70%)
Ares Capital Corp (b)	103,751	1,726
Hercules Technology Growth Capital Inc	31,340	402
Technology Investment Capital Corp (b)	27,657	361

		2,489

Investment Management & Advisory Services (0.13%)
National Financial Partners Corp (b)	8,570	469

Lasers — Systems & Components (0.76%)
Cymer Inc (a)	50,230	2,135
Excel Technology Inc (a)	19,410	546

		2,681

Leisure & Recreation Products (0.62%)
WMS Industries Inc (a)(b)	63,375	2,197

Life & Health Insurance (0.62%)
Delphi Financial Group Inc	56,484	2,189

Linen Supply & Related Items (0.28%)
Unifirst Corp/MA	26,095	982

Machinery — Construction & Mining (0.91%)
Astec Industries Inc (a)	33,550	1,520
Bucyrus International Inc (b)	20,530	1,694

		3,214

Machinery — General Industry (1.01%)
Gardner Denver Inc (a)	20,774	751
Middleby Corp (a)(b)	23,050	1,502
Tennant Co (b)	10,510	496
See accompanying notes

366

Schedule of Investments
SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Machinery — General Industry (continued)
Wabtec Corp	22,180	$832

		3,581

Machinery Tools & Related Products (1.17%)
Hardinge Inc	46,595	1,506
Kennametal Inc	29,070	2,652

		4,158

Medical — Biomedical/Gene (0.97%)
Applera Corp — Celera Group (a)(b)	72,589	1,184
Exelixis Inc (a)(b)	66,460	731
Incyte Corp (a)(b)	106,390	921
Integra LifeSciences Holdings Corp (a)(b)	12,110	587

		3,423

Medical — Drugs (1.87%)
Acadia Pharmaceuticals Inc (a)(b)	14,217	219
Adams Respiratory Therapeutics Inc (a)(b)	43,480	1,910
Cubist Pharmaceuticals Inc (a)(b)	34,296	803
Indevus Pharmaceuticals Inc (a)(b)	64,820	499
Sciele Pharma Inc (a)(b)	28,510	725
Viropharma Inc (a)(b)	127,280	1,096
XenoPort Inc (a)(b)	17,720	870
Zymogenetics Inc (a)(b)	37,800	508

		6,630

Medical — Generic Drugs (0.12%)
Par Pharmaceutical Cos Inc (a)	22,466	414

Medical — HMO (0.43%)
Sierra Health Services Inc (a)	35,963	1,521

Medical — Outpatient & Home Medical Care (1.02%)
Air Methods Corp (a)	9,700	523
Amedisys Inc (a)(b)	47,887	2,033
LHC Group Inc (a)(b)	19,260	443
Res-Care Inc (a)	24,310	597

		3,596

Medical Imaging Systems (0.33%)
IRIS International Inc (a)(b)	63,970	1,177

Medical Laboratory & Testing Service (0.73%)
Icon Plc ADR (a)	44,640	2,589

Medical Laser Systems (0.29%)
Palomar Medical Technologies Inc (a)(b)	41,182	1,041

Medical Products (0.59%)
Accuray Inc (a)	17,146	344
Zoll Medical Corp (a)	70,885	1,734

		2,078

Metal — Aluminum (0.21%)
Kaiser Aluminum Corp	9,800	743

Metal Processors & Fabrication (1.45%)
CIRCOR International Inc	12,080	607
Commercial Metals Co	56,026	1,758
Dynamic Materials Corp (b)	12,164	669
Ladish Co Inc (a)(b)	24,820	1,139
RBC Bearings Inc (a)	24,270	976

		5,149

Miscellaneous Manufacturers (0.42%)
Aptargroup Inc	33,630	1,503

Multi-Line Insurance (0.09%)
Horace Mann Educators Corp	16,003	331

Multimedia (0.31%)
Belo Corp	59,320	1,097

Networking Products (1.16%)
Anixter International Inc (a)(b)	25,702	1,846
Polycom Inc (a)	80,440	2,251

		4,097

Non-Ferrous Metals (0.75%)
Brush Engineered Materials Inc (a)(b)	5,484	265
RTI International Metals Inc (a)	30,610	2,393

		2,658

Non-Hazardous Waste Disposal (0.43%)
Waste Connections Inc (a)	45,064	1,524

Oil — Field Services (1.34%)
Matrix Service Co (a)(b)	84,852	2,502
Superior Energy Services (a)	60,784	2,254

		4,756

Oil Company — Exploration & Production (3.29%)
Berry Petroleum Co	31,000	1,510
Mariner Energy Inc (a)(b)	46,790	1,170
Penn Virginia Corp	63,490	3,073
Petroquest Energy Inc (a)(b)	91,414	1,179
Rosetta Resources Inc (a)	43,414	825
St Mary Land & Exploration Co	62,800	2,660
Whiting Petroleum Corp (a)	22,750	1,230

		11,647

Oil Field Machinery & Equipment (0.53%)
Dril-Quip Inc (a)	35,363	1,886

Oil Refining & Marketing (0.53%)
Alon USA Energy Inc (b)	13,020	479
Holly Corp	22,008	1,382

		1,861

See accompanying notes

367

Schedule of Investments
SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Paper & Related Products (0.54%)
Rock-Tenn Co (b)	65,090	$1,898

Pharmacy Services (0.35%)
HealthExtras Inc (a)(b)	42,410	1,236

Physician Practice Management (0.54%)
Pediatrix Medical Group Inc (a)	28,990	1,899

Power Converter & Supply Equipment (0.44%)
Advanced Energy Industries Inc (a)(b)	96,244	1,540

Printing — Commercial (0.56%)
Consolidated Graphics Inc (a)	30,801	1,971

Private Corrections (0.83%)
Cornell Cos Inc (a)	34,124	849
Geo Group Inc/The (a)(b)	66,216	2,094

		2,943

Property & Casualty Insurance (2.09%)
American Physicians Capital Inc	23,936	1,043
CNA Surety Corp (a)	23,670	468
National Interstate Corp (b)	11,498	368
Navigators Group Inc (a)	16,480	994
Selective Insurance Group	29,417	715
Tower Group Inc (b)	61,950	1,870
United America Indemnity Ltd (a)	32,090	708
Zenith National Insurance Corp	30,335	1,219

		7,385

Recreational Centers (0.79%)
Life Time Fitness Inc (a)(b)	46,030	2,791

Reinsurance (0.82%)
Argo Group International Holdings Ltd (a)(b)	25,268	1,077
Aspen Insurance Holdings Ltd (b)	36,490	998
Max Capital Group Ltd (b)	29,820	844

		2,919

REITS — Diversified (1.04%)
Entertainment Properties Trust	41,710	2,289
Investors Real Estate Trust (b)	36,590	397
Washington Real Estate Investment Trust (b)	28,240	994

		3,680

REITS — Healthcare (0.78%)
Senior Housing Properties Trust	123,570	2,770

REITS — Hotels (1.16%)
Ashford Hospitality Trust Inc	93,380	919
DiamondRock Hospitality Co	96,920	1,857
FelCor Lodging Trust Inc	63,660	1,333

		4,109

REITS — Mortgage (1.01%)
Anthracite Capital Inc (b)	34,050	283
Arbor Realty Trust Inc	24,111	455
Deerfield Triarc Capital Corp (b)	138,939	1,327
Gramercy Capital Corp/New York (b)	57,053	1,505

		3,570

REITS — Office Property (0.50%)
BioMed Realty Trust Inc	73,582	1,758

REITS — Shopping Centers (0.57%)
Inland Real Estate Corp	46,230	689
Kite Realty Group Trust	22,260	403
Saul Centers Inc	8,440	463
Urstadt Biddle Properties Inc	28,609	475

		2,030

Research & Development (0.69%)
Parexel International Corp (a)	40,820	1,878
PharmaNet Development Group Inc (a)(b)	17,590	570

		2,448

Resorts & Theme Parks (0.81%)
Vail Resorts Inc (a)(b)	46,935	2,848

Respiratory Products (0.46%)
Respironics Inc (a)	32,606	1,632

Retail — Apparel & Shoe (1.60%)
Brown Shoe Co Inc	50,000	1,020
Dress Barn Inc (a)(b)	102,460	1,679
Genesco Inc (a)(b)	6,622	306
Men’s Wearhouse Inc	43,850	1,853
Wet Seal Inc/The (a)(b)	303,144	804

		5,662

Retail — Appliances (0.13%)
Conn’s Inc (a)(b)	18,052	462

Retail — Automobile (0.22%)
Asbury Automotive Group Inc	43,320	794

Retail — Restaurants (0.41%)
AFC Enterprises (a)(b)	27,732	370
Sonic Corp (a)(b)	43,820	1,086

		1,456

Retail — Sporting Goods (0.44%)
Hibbett Sports Inc (a)(b)	66,236	1,562

Rubber — Tires (0.50%)
Cooper Tire & Rubber Co (b)	79,930	1,781
See accompanying notes

368

Schedule of Investments
SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Rubber & Plastic Products (0.17%)
Myers Industries Inc (b)	27,832	$590

Savings & Loans — Thrifts (0.58%)
FirstFed Financial Corp (a)(b)	30,020	1,284
Franklin Bank Corp/Houston TX (a)(b)	33,820	262
WSFS Financial Corp	8,556	493

		2,039

Seismic Data Collection (0.72%)
Dawson Geophysical Co (a)(b)	10,099	806
ION Geophysical Corp (a)(b)	115,147	1,744

		2,550

Semiconductor Component — Integrated Circuits (1.37%)
Cirrus Logic Inc (a)	28,665	176
Emulex Corp (a)	105,826	2,292
Micrel Inc	85,040	770
Power Integrations Inc (a)	11,000	358
Standard Microsystems Corp (a)(b)	32,111	1,252

		4,848

Steel — Producers (0.51%)
Claymont Steel Holdings Inc (a)(b)	19,730	404
Reliance Steel & Aluminum Co	23,842	1,391

		1,795

Telecommunication Equipment (2.07%)
ADC Telecommunications Inc (a)	79,960	1,495
Arris Group Inc (a)(b)	161,274	1,855
Comtech Telecommunications Corp (a)(b)	46,747	2,536
CPI International Inc (a)	20,430	415
Sirenza Microdevices Inc (a)(b)	62,084	1,027

		7,328

Telecommunication Equipment — Fiber Optics (0.13%)
Oplink Communications Inc (a)	30,780	465

Telecommunication Services (1.43%)
Consolidated Communications Holdings Inc (b)	73,680	1,467
NeuStar Inc (a)(b)	40,837	1,397
Premiere Global Services Inc (a)(b)	132,470	2,183

		5,047

Telephone — Integrated (0.40%)
Alaska Communications Systems Group Inc (b)	86,519	1,408

Television (0.42%)
Lin TV Corp (a)	34,610	504
Sinclair Broadcast Group Inc (b)	82,099	989

		1,493

Textile — Apparel (0.35%)
Perry Ellis International Inc (a)	52,740	1,224

Therapeutics (1.52%)
BioMarin Pharmaceuticals Inc (a)(b)	45,410	1,259
Isis Pharmaceuticals Inc (a)(b)	108,650	1,915
Medarex Inc (a)(b)	109,484	1,308
Progenies Pharmaceuticals Inc (a)(b)	38,070	882

		5,364

Tobacco (0.16%)
Alliance One International Inc (a)	88,780	580

Toys (0.60%)
Jakks Pacific Inc (a)(b)	64,922	1,720
Marvel Entertainment Inc (a)(b)	16,570	410

		2,130

Transactional Software (0.57%)
VeriFone Holdings Inc (a)(b)	40,470	2,000

Transport — Marine (0.35%)
Horizon Lines Inc (b)	39,726	1,250

Transport — Services (0.35%)
HUB Group Inc (a)(b)	48,110	1,221

Transport — Truck (0.02%)
Old Dominion Freight Line Inc (a)(b)	3,389	77

Travel Services (0.06%)
Ambassadors Group Inc	12,565	228

Vitamins & Nutrition Products (0.19%)
USANA Health Sciences Inc (a)(b)	16,530	675

Wire & Cable Products (0.72%)
Belden Inc (b)	17,500	1,020
General Cable Corp (a)(b)	21,441	1,543

		2,563

Wireless Equipment (0.51%)
EMS Technologies Inc (a)(b)	31,870	894
Viasat Inc (a)	30,207	921

		1,815

TOTAL COMMON STOCKS		$349,434

See accompanying notes

369

Schedule of Investments
SmallCap Blend Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (28.86%)
Commercial Paper (1.78%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/1/2007	$6,290	$6,290
Money Market Funds (27.08%)
BNY Institutional Cash Reserve Fund (f)	95,869	95,869

TOTAL SHORT TERM INVESTMENTS		$102,159

Total Investments		$451,593
Liabilities in Excess of Other Assets, Net — (27.58)%		(97,623)

TOTAL NET ASSETS - 100.00%		$353,970

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $600 or 0.17% of net assets.

(d)	Security is Illiquid

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $0 or 0.00% of net assets.

(f)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$62,688
Unrealized Depreciation	(16,985)

Net Unrealized Appreciation (Depreciation)	45,703
Cost for federal income tax purposes	405,890
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	46.00%
Consumer, Non-cyclical	18.16%
Industrial	17.73%
Consumer, Cyclical	12.69%
Technology	10.15%
Communications	9.12%
Energy	6.41%
Basic Materials	4.34%
Utilities	2.98%
Liabilities in Excess of Other Assets, Net	(27.58%)

TOTAL NET ASSETS	100.00%

See accompanying notes

370

Schedule of Investments
SmallCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (98.61%)
Advertising Services (0.92%)
inVentiv Health Inc (a)(b)	104,236	$4,402

Aerospace & Defense (1.99%)
Esterline Technologies Corp (b)	64,086	3,511
Teledyne Technologies Inc (b)	52,582	2,750
TransDigm Group Inc (b)	71,918	3,274

		9,535

Aerospace & Defense Equipment (2.31%)
AAR Corp (b)	94,518	3,029
BE Aerospace Inc (b)	82,469	4,100
Triumph Group Inc (a)	49,000	3,901

		11,030

Airlines (0.64%)
Allegiant Travel Co (a)(b)	84,787	3,054

Alternative Waste Tech (0.46%)
Darling International Inc (a)(b)	220,000	2,213

Apparel Manufacturers (1.59%)
G-III Apparel Group Ltd (a)(b)	172,000	2,798
Gymboree Corp (b)	74,477	2,535
Phillips-Van Heusen	47,032	2,248

		7,581

Batteries & Battery Systems (0.40%)
Greatbatch Inc (a)(b)	77,300	1,922

Beverages — Wine & Spirits (0.63%)
Central European Distribution Corp (a)(b)	56,673	3,014

Broadcasting Services & Programming (0.29%)
World Wrestling Entertainment Inc	90,000	1,368

Building Products — Cement & Aggregate (0.47%)
Texas Industries Inc	30,587	2,235

Building Products — Doors & Windows (0.73%)
Apogee Enterprises Inc (a)	147,500	3,471

Building Products — Light Fixtures (0.47%)
Genlyte Group Inc (a)(b)	34,658	2,256

Cellular Telecommunications (0.00%)
Syniverse Holdings Inc (a)(b)	1	—

Chemicals — Plastics (0.22%)
Landec Corp (a)(b)	70,204	1,043

Collectibles (0.49%)
RC2 Corp (a)(b)	78,500	2,341

Commercial Banks (1.24%)
City Bank/Lynnwood WA (a)	63,377	1,518
Preferred Bank/Los Angeles CA	72,538	2,157
United Community Banks Inc/GA (a)	102,540	2,270

		5,945

Commercial Services (0.77%)
Steiner Leisure Ltd (b)	81,372	3,660

Commercial Services — Finance (1.57%)
Morningstar Inc (b)	50,600	3,766
Wright Express Corp (b)	96,164	3,721

		7,487

Communications Software (0.23%)
DivX Inc (a)(b)	88,000	1,103

Computer Aided Design (1.63%)
Ansys Inc (b)	93,393	3,625
Aspen Technology Inc (a)(b)	239,643	4,179

		7,804

Computer Graphics (0.29%)
Trident Microsystems Inc (a)(b)	181,841	1,369

Computer Services (1.32%)
SI International Inc (b)	95,842	2,704
Syntel Inc	84,824	3,612

		6,316

Computers — Integrated Systems (0.78%)
Micros Systems Inc (b)	52,178	3,747

Consulting Services (2.06%)
FTI Consulting Inc (b)	54,819	2,977
Gartner Inc (b)	118,000	2,584
Huron Consulting Group Inc (b)	61,439	4,293

		9,854

Consumer Products — Miscellaneous (0.84%)
Fossil Inc (a)(b)	40,000	1,502
Tupperware Brands Corp	69,000	2,491

		3,993

Cosmetics & Toiletries (0.38%)
Chattem Inc (a)(b)	24,600	1,828

Data Processing & Management (0.70%)
Commvault Systems Inc (b)	165,220	3,361

Decision Support Software (0.68%)
Interactive Intelligence Inc (a)(b)	125,048	3,257

Dental Supplies & Equipment (0.47%)
Align Technology Inc (a)(b)	108,000	2,236
See accompanying notes

371

Schedule of Investments
SmallCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Diagnostic Equipment (0.80%)
Immucor Inc (b)	118,363	$3,817

Diagnostic Kits (0.92%)
Meridian Bioscience Inc	133,615	4,421

Distribution & Wholesale (0.79%)
LKQ Corp (a)(b)	97,395	3,756

Electronic Components — Semiconductors (1.71%)
Mellanox Technologies Ltd (a)(b)	59,000	1,393
ON Semiconductor Corp (a)(b)	296,723	3,027
Zoran Corp (b)	146,840	3,744

		8,164

Electronic Design Automation (1.44%)
Ansoft Corp (b)	104,868	3,154
Magma Design Automation Inc (a)(b)	250,350	3,728

		6,882

Electronic Measurement Instruments (0.49%)
Itron Inc (a)(b)	21,605	2,322

E-Marketing & Information (0.57%)
Digital River Inc (a)(b)	51,800	2,749

Enterprise Software & Services (1.60%)
Informatica Corp (b)	199,446	3,407
Omnicell Inc (a)(b)	161,411	4,261

		7,668

Finance — Investment Banker & Broker (0.61%)
Investment Technology Group Inc (b)	23,500	985
KBW Inc (a)(b)	63,593	1,926

		2,911

Finance — Other Services (0.69%)
GFI Group Inc (a)(b)	38,291	3,305

Food — Miscellaneous/Diversified (0.86%)
Hain Celestial Group Inc (a)(b)	117,700	4,127

Footwear & Related Apparel (1.78%)
CROCS Inc (a)(b)	44,300	3,312
Steven Madden Ltd (a)	94,987	2,117
Wolverine World Wide Inc	120,921	3,100

		8,529

Hotels & Motels (0.46%)
Gaylord Entertainment Co (a)(b)	40,500	2,206

Insurance Brokers (0.19%)
Hilb Rogal & Hobbs Co	21,000	925

Internet Application Software (1.41%)
DealerTrack Holdings Inc (b)	59,484	2,920
Vocus Inc (a)(b)	106,711	3,840

		6,760

Internet Telephony (0.65%)
j2 Global Communications Inc (a)(b)	91,722	3,090

Intimate Apparel (0.73%)
Warnaco Group Inc/The (b)	85,998	3,499

Investment Companies (0.37%)
Ares Capital Corp (a)	106,000	1,764

Lasers — Systems & Components (1.43%)
Cymer Inc (b)	71,017	3,018
Rofin-Sinar Technologies Inc (b)	48,681	3,828

		6,846

Leisure & Recreation Products (0.55%)
WMS Industries Inc (a)(b)	75,750	2,626

Life & Health Insurance (0.34%)
Delphi Financial Group Inc	41,752	1,618

Machinery — Construction & Mining (1.68%)
Astec Industries Inc (a)(b)	80,351	3,642
Bucyrus International Inc	53,250	4,393

		8,035

Machinery — General Industry (1.50%)
Gardner Denver Inc (b)	26,666	964
Middleby Corp (a)(b)	47,200	3,076
Wabtec Corp	83,543	3,135

		7,175

Medical — Biomedical/Gene (3.48%)
Applera Corp — Celera Group (b)	177,630	2,897
Exelixis Inc (a)(b)	226,456	2,491
Genomic Health Inc (a)(b)	99,000	2,537
Incyte Corp (a)(b)	287,837	2,493
Integra LifeSciences Holdings Corp (a)(b)	72,100	3,495
Lifecell Corp (a)(b)	62,375	2,748

		16,661

Medical — Drugs (2.63%)
Adams Respiratory Therapeutics Inc (a)(b)	49,900	2,193
Cubist Pharmaceuticals Inc (b)	112,000	2,621
Indevus Pharmaceuticals Inc (a)(b)	337,104	2,596
Sciele Pharma Inc (a)(b)	117,000	2,976
Viropharma Inc (a)(b)	253,687	2,184

		12,570

Medical — Outpatient & Home Medical Care (1.33%)
Amedisys Inc (a)(b)	99,689	4,232
See accompanying notes

372

Schedule of Investments
SmallCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Medical — Outpatient & Home Medical Care (continued)
LHC Group Inc (a)(b)	93,268	$2,143

		6,375

Medical Imaging Systems (0.29%)
IRIS International Inc (b)	76,000	1,398

Medical Information Systems (0.84%)
Phase Forward Inc (b)	168,315	4,004

Medical Instruments (1.18%)
Kyphon Inc (a)(b)	49,219	3,489
Ventana Medical Systems Inc (a)(b)	24,494	2,155

		5,644

Medical Laboratory & Testing Service (0.91%)
Icon Pic ADR (b)	75,114	4,357

Medical Laser Systems (0.66%)
LCA-Vision Inc(a)	72,987	1,246
Palomar Medical Technologies Inc (a)(b)	75,987	1,922

		3,168

Medical Products (1.30%)
Accuray Inc (a)(b)	175,000	3,518
Zoll Medical Corp (a)(b)	110,934	2,713

		6,231

Metal — Aluminum (0.62%)
Kaiser Aluminum Corp	39,200	2,971

Metal Processors & Fabrication (2.72%)
Dynamic Materials Corp (a)	60,661	3,338
Haynes International Inc (a)(b)	33,200	2,906
Ladish Co Inc (b)	69,752	3,201
RBC Bearings Inc (a)(b)	88,988	3,576

		13,021

Miscellaneous Manufacturers (0.42%)
Reddy Ice Holdings Inc	72,971	2,021

Networking Products (1.22%)
Anixter International Inc (a)(b)	47,099	3,384
Polycom Inc (b)	87,000	2,434

		5,818

Non-Ferrous Metals (0.99%)
Brush Engineered Materials Inc (a)(b)	42,600	2,058
RTI International Metals Inc (b)	34,178	2,672

		4,730

Office Furnishings — Original (0.39%)
Knoll Inc (a)	98,448	1,870

Oil — Field Services (1.28%)
Matrix Service Co (a)(b)	120,400	3,550
W-H Energy Services Inc (b)	44,800	2,579

		6,129

Oil Company — Exploration & Production (2.78%)
Arena Resources Inc (a)(b)	82,400	3,008
Petroquest Energy Inc (b)	301,500	3,889
Rosetta Resources Inc (a)(b)	152,000	2,888
St Mary Land & Exploration Co	82,424	3,492

		13,277

Oil Field Machinery & Equipment (0.63%)
Dril-Quip Inc (b)	56,669	3,022

Oil Refining & Marketing (0.58%)
Alon USA Energy Inc (a)	75,600	2,780

Pharmacy Services (0.54%)
HealthExtras Inc (b)	88,000	2,564

Physician Practice Management (0.50%)
Pediatrix Medical Group Inc (b)	36,486	2,390

Power Converter & Supply Equipment (0.62%)
Advanced Energy Industries Inc (a)(b)	185,139	2,962

Precious Metals (0.39%)
Coeur d’Alene Mines Corp (a)(b)	470,303	1,858

Private Corrections (1.19%)
Cornell Cos Inc (a)(b)	57,467	1,430
Geo Group Inc/The (b)	135,300	4,279

		5,709

Property & Casualty Insurance (0.64%)
Amtrust Financial Services Inc (a)	81,000	1,130
Zenith National Insurance Corp	48,424	1,946

		3,076

Real Estate Operator & Developer (0.27%)
DuPont Fabros Technology Inc (b)	59,277	1,273

Recreational Centers (0.90%)
Life Time Fitness Inc (a)(b)	71,046	4,308

REITS — Apartments (0.50%)
Essex Property Trust Inc	19,500	2,407

REITS — Diversified (1.72%)
Digital Realty Trust Inc	105,076	4,622
Entertainment Properties Trust	65,467	3,592

		8,214

REITS — Hotels (0.66%)
Sunstone Hotel Investors Inc (a)	114,000	3,170
See accompanying notes

373

Schedule of Investments
SmallCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000's)
COMMON STOCKS (continued)
REITS — Mortgage (0.20%)
Deerfield Triarc Capital Corp (a)	102,056	$975

REITS — Office Property (0.63%)
Kilroy Realty Corp	46,400	3,018

Research & Development (0.63%)
Parexel International Corp (b)	65,549	3,015

Retail — Apparel & Shoe (1.61%)
Aeropostale Inc (b)	71,909	1,647
Men’s Wearhouse Inc	66,178	2,796
Stage Stores Inc	119,782	2,247
Wet Seal Inc/The (a)(b)	383,007	1,015

		7,705

Retail — Restaurants (1.09%)
BJ’s Restaurants Inc (a)(b)	115,524	2,286
Buffalo Wild Wings Inc (a)(b)	53,578	1,643
McCormick & Schmick’s Seafood Restaurant (a)(b)	75,596	1,284

		5,213

Retail — Sporting Goods (0.55%)
Hibbett Sports Inc (a)(b)	112,380	2,651

Retail — Sunglasses (0.16%)
FOX International Holdings Ltd (b)	43,527	744

Schools (1.67%)
DeVry Inc	98,000	5,360
INVESTools Inc (a)(b)	178,350	2,602

		7,962

Seismic Data Collection (1.10%)
Dawson Geophysical Co (a)(b)	25,636	2,046
ION Geophysical Corp (a)(b)	212,218	3,215

		5,261

Semiconductor Component — Integrated Circuits (1.66%)
Emulex Corp (b)	142,203	3,080
Micrel Inc	212,000	1,918
Power Integrations Inc (b)	90,000	2,928

		7,926

Semiconductor Equipment (0.55%)
ATMI Inc (b)	82,088	2,638

Steel — Producers (0.28%)
Claymont Steel Holdings Inc (a)(b)	65,357	1,339

Telecommunication Equipment (1.83%)
CommScope Inc (b)	64,935	3,063
Sirenza Microdevices Inc (a)(b)	344,048	5,691

		8,754

Telecommunication Services (1.15%)
Cbeyond Inc (a)(b)	78,000	3,052
NeuStar Inc(a)(b)	71,560	2,447

		5,499

Theaters (0.38%)
National CineMedia Inc (a)	68,167	1,835

Therapeutics (2.13%)
BioMarin Pharmaceuticals Inc (a)(b)	102,367	2,839
Isis Pharmaceuticals Inc (a)(b)	205,518	3,621
Medarex Inc (a)(b)	174,209	2,082
Progenics Pharmaceuticals Inc (a)(b)	70,860	1,641

		10,183

Toys (0.37%)
Marvel Entertainment Inc (a)(b)	72,000	1,781

Transactional Software (0.69%)
VeriFone Holdings Inc (a)(b)	66,492	3,287

Transport — Marine (0.52%)
Horizon Lines Inc (a)	78,400	2,466

Transport — Services (0.26%)
HUB Group Inc (b)	49,633	1,259

Travel Services (0.40%)
Ambassadors Group Inc (a)	105,738	1,921

Wire & Cable Products (1.38%)
Belden Inc (a)	56,972	3,320
General Cable Corp (b)	45,319	3,262

		6,582

Wireless Equipment (1.05%)
EMS Technologies Inc (b)	62,000	1,738
Viasat Inc (b)	107,082	3,266

		5,004

TOTAL COMMON STOCKS		$471,616

	Principal
	Amount
	(000's)	Value (000's)

SHORT TERM INVESTMENTS (27.23%)
Commercial Paper (1.18%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/1/2007	$5,667	$5,667
See accompanying notes

374

Schedule of Investments
SmallCap Growth Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (continued)
Money Market Funds (26.05%)
BNY Institutional Cash Reserve Fund (c)	$124,573	$124,573

TOTAL SHORT TERM INVESTMENTS		$130,240

Total Investments		$601,856
Liabilities in Excess of Other Assets, Net — (25.84)%		(123,599)

TOTAL NET ASSETS - 100.00%		$478,257

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$85,345
Unrealized Depreciation	(27,010)

Net Unrealized Appreciation (Depreciation)	58,335
Cost for federal income tax purposes	543,521
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	35.30%
Consumer, Non-cyclical	27.74%
Industrial	17.85%
Technology	14.12%
Consumer, Cyclical	12.88%
Communications	9.08%
Energy	6.37%
Basic Materials	2.50%
Liabilities in Excess of Other Assets, Net	(25.84%)

TOTAL NET ASSETS	100.00%

See accompanying notes

375

Schedule of Investments
SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (94.80%)
Advertising Services (0.61%)
inVentiv Health Inc (a)(b)	89,300	$3,771

Aerospace & Defense (0.70%)
Esterline Technologies Corp (a)(b)	78,420	4,296

Aerospace & Defense Equipment (1.23%)
Moog Inc (b)	94,620	4,367
Triumph Group Inc	40,380	3,215

		7,582

Applications Software (0.62%)
Progress Software Corp (b)	116,500	3,811

Auto/Truck Parts & Equipment — Replacement (0.68%)
Aftermarket Technology Corp (b)	121,477	4,193

Beverages — Wine & Spirits (0.65%)
Central European Distribution Corp (a)(b)	74,870	3,982

Broadcasting Services & Programming (0.55%)
World Wrestling Entertainment Inc (a)	223,720	3,400

Building — Heavy Construction (0.43%)
Granite Construction Inc (a)	61,610	2,638

Building — Mobile Home & Manufactured Housing (0.48%)
Williams Scotsman International Inc (a)(b)(c)	103,560	2,926

Building Products — Light Fixtures (0.45%)
Genlyte Group Inc (a)(b)	42,900	2,793

Chemicals — Diversified (1.51%)
FMC Corp	83,540	4,804
Rockwood Holdings Inc (a)(b)	115,000	4,495

		9,299

Chemicals — Specialty (1.37%)
Arch Chemicals Inc	88,490	4,037
HB Fuller Co (a)	148,760	4,378

		8,415

Coal (0.87%)
Massey Energy Co	168,030	5,323

Commercial Banks (7.45%)
AmericanWest Bancorp	156,690	3,029
Bancfirst Corp	144,910	6,585
City Holding Co	174,044	6,581
Community Trust Bancorp Inc	124,311	3,624
Green Bankshares Inc	196,481	6,297
Integra Bank Corp	215,030	3,705
Southwest Bancorp Inc/Stillwater OK	164,360	3,111
Sterling Bancshares Inc/TX	483,310	5,896
Sterling Financial Corp/WA (a)	198,805	4,473
Trico Bancshares (a)	113,203	2,502

		45,803

Commercial Services (0.49%)
Steiner Leisure Ltd (a)(b)	66,310	2,983

Computer Graphics (0.24%)
Trident Microsystems Inc (b)	196,960	1,483

Computer Services (0.71%)
Ness Technologies Inc (a)(b)	372,650	4,360

Consumer Products — Miscellaneous (0.60%)
Prestige Brands Holdings Inc (b)	352,420	3,686

Distribution & Wholesale (0.52%)
LKQ Corp (a)(b)	82,910	3,197

Diversified Manufacturing Operations (2.63%)
Actuant Corp (a)	54,180	3,737
AZZ Inc (a)(b)	110,870	3,781
Barnes Group Inc (a)	117,840	4,328
Koppers Holdings Inc (a)	96,420	4,320

		16,166

Diversified Operations & Commercial Services (0.62%)
Chemed Corp	66,750	3,826

Electric — Integrated (2.80%)
Empire District Electric Co/The (a)	131,200	3,155
PNM Resources Inc	117,830	2,947
Portland General Electric Co	156,392	4,403
UIL Holdings Corp	99,840	3,512
Westar Energy Inc (a)	119,380	3,178

		17,195

Electric Products — Miscellaneous (0.56%)
GrafTech International Ltd (a)(b)	182,950	3,458

Electronic Components — Miscellaneous (0.39%)
Benchmark Electronics Inc (a)(b)	116,345	2,386

Electronic Design Automation (0.63%)
Magma Design Automation Inc (a)(b)	259,620	3,866

Electronic Measurement Instruments (0.51%)
Analogic Corp	54,930	3,139

Electronic Security Devices (0.58%)
LoJack Corp (a)(b)	201,890	3,547

Engineering — Research & Development Services (1.00%)
Aecom Technology Corp (a)(b)	59,900	2,023
See accompanying notes

376

Schedule of Investments
SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Engineering — Research & Development Services (continued)
EMCOR Group Inc (b)	120,150	$4,137

		6,160

Enterprise Software & Services (2.64%)
JDA Software Group Inc (b)	151,440	3,780
Lawson Software Inc (a)(b)	326,140	3,682
Mantech International Corp (a)(b)	116,797	4,644
SYNNEX Corp (a)(b)	183,340	4,101

		16,207

Fiduciary Banks (0.66%)
Boston Private Financial Holdings Inc (a)	141,790	4,078

Finance — Credit Card (0.31%)
Advanta Corp — B Shares (a)	118,910	1,879

Finance — Investment Banker & Broker (1.08%)
KBW Inc (a)(b)	112,684	3,413
Stifel Financial Corp (a)(b)	56,400	3,201

		6,614

Food — Miscellaneous/Diversified (0.63%)
Ralcorp Holdings Inc (a)(b)	69,130	3,892

Food — Wholesale & Distribution (0.54%)
Spartan Stores Inc (a)	148,060	3,291

Footwear & Related Apparel (0.56%)
Steven Madden Ltd (a)	154,805	3,451

Gas — Distribution (2.23%)
Nicor Inc (a)	82,640	3,576
Northwest Natural Gas Co	78,200	3,767
South Jersey Industries Inc (a)	102,310	3,843
Southwest Gas Corp	85,050	2,531

		13,717

Human Resources (0.94%)
Cross Country Healthcare Inc (a)(b)	188,880	2,967
Korn/Ferry International (a)(b)	146,020	2,798

		5,765

Instruments — Scientific (0.65%)
Varian Inc (b)	53,830	3,977

Internet Application Software (0.64%)
RealNetworks Inc (a)(b)	544,050	3,950

Internet Infrastructure Software (0.56%)
TIBCO Software Inc (a)(b)	377,660	3,467

Intimate Apparel (0.56%)
Warnaco Group Inc/The (b)	83,950	3,416

Lasers — Systems & Components (1.20%)
Cymer Inc (b)	85,300	3,625
Electro Scientific Industries Inc (a)(b)	172,160	3,757

		7,382

Leisure & Recreation Products (0.68%)
WMS Industries Inc (a)(b)	120,545	4,179

Life & Health Insurance (0.63%)
Protective Life Corp	90,980	3,900

Linen Supply & Related Items (0.54%)
Unifirst Corp/MA (a)	87,700	3,300

Machinery — Electrical (0.41%)
Regal-Beloit Corp (a)	51,100	2,506

Machinery — General Industry (0.39%)
Gardner Denver Inc (a)(b)	66,894	2,417

Machinery Tools & Related Products (0.58%)
Hardinge Inc (a)	110,030	3,557

Medical — Biomedical/Gene (1.60%)
Applera Corp — Celera Group (b)	153,550	2,504
Incyte Corp (a)(b)	414,650	3,591
Lifecell Corp (a)(b)	84,840	3,738

		9,833

Medical — Drugs (0.76%)
Sciele Pharma Inc (a)(b)	89,130	2,267
Viropharma Inc (a)(b)	279,450	2,406

		4,673

Medical — Outpatient & Home Medical Care (0.55%)
LHC Group Inc (a)(b)	145,910	3,353

Medical Products (0.61%)
Zoll Medical Corp (a)(b)	152,690	3,735

Metal Processors & Fabrication (0.62%)
Ladish Co Inc (a)(b)	83,440	3,829

Miscellaneous Manufacturers (0.70%)
Aptargroup Inc	96,360	4,307

Multi-Line Insurance (0.59%)
United Fire & Casualty Co (a)	113,280	3,629

Multimedia (0.56%)
Belo Corp	184,880	3,420

Non-Ferrous Metals (0.45%)
Brush Engineered Materials Inc (a)(b)	57,490	2,777
See accompanying notes

377

Schedule of Investments
SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Oil — Field Services (2.11%)
Horizon Offshore Inc (a)(b)	169,590	$2,731
Hornbeck Offshore Services Inc (a)(b)	103,840	4,060
Newpark Resources (a)(b)	547,910	3,435
Oil States International Inc (a)(b)	63,900	2,760

		12,986

Oil & Gas Drilling (0.69%)
Atwood Oceanics Inc (a)(b)	50,100	4,220

Oil Company — Exploration & Production (3.70%)
Berry Petroleum Co (a)	101,960	4,968
Mariner Energy Inc (a)(b)	181,420	4,536
Penn Virginia Corp	94,280	4,563
Petroquest Energy Inc (a)(b)	295,680	3,814
St Mary Land & Exploration Co	114,550	4,852

		22,733

Paper & Related Products (1.30%)
Rock-Tenn Co (a)	142,080	4,143
Schweitzer-Mauduit International Inc	138,103	3,870

		8,013

Poultry (0.48%)
Pilgrim’s Pride Corp (a)	98,610	2,929

Power Converter & Supply Equipment (0.56%)
Advanced Energy Industries Inc (a)(b)	216,370	3,462

Printing — Commercial (1.06%)
Consolidated Graphics Inc (b)	62,969	4,029
Valassis Communications Inc (a)(b)	254,980	2,511

		6,540

Private Corrections (0.55%)
Cornell Cos Inc (a)(b)	136,510	3,396

Property & Casualty Insurance (5.24%)
American Physicians Capital Inc	136,965	5,966
Darwin Professional Underwriters Inc (a)(b)	133,775	3,034
First Mercury Financial Corp (a)(b)	117,494	2,602
Harleysville Group Inc (a)	102,000	3,179
Navigators Group Inc (a)(b)	90,740	5,472
United America Indemnity Ltd (a)(b)	240,630	5,306
Zenith National Insurance Corp	165,050	6,632

		32,191

Reinsurance (1.29%)
Argo Group International Holdings Ltd (a)(b)	114,826	4,893
IPC Holdings Ltd	101,880	3,047

		7,940

REITS — Diversified (1.13%)
Entertainment Properties Trust	126,673	6,951

REITS — Healthcare (1.30%)
Nationwide Health Properties Inc (a)	148,370	4,632
Senior Housing Properties Trust	149,690	3,356

		7,988

REITS — Hotels (1.15%)
Ashford Hospitality Trust Inc	366,820	3,610
LaSalle Hotel Properties	83,910	3,467

		7,077

REITS — Mortgage (1.35%)
Arbor Realty Trust Inc (a)	121,690	2,297
Deerfield Triarc Capital Corp (a)	262,122	2,503
Gramercy Capital Corp/New York (a)	132,450	3,493

		8,293

REITS — Office Property (0.61%)
Highwoods Properties Inc	104,890	3,772

REITS — Regional Malls (0.81%)
Taubman Centers Inc	85,040	5,006

REITS — Shopping Centers (1.89%)
Inland Real Estate Corp	397,730	5,926
Urstadt Biddle Properties Inc (a)	341,789	5,681

		11,607

REITS — Single Tenant (0.51%)
Agree Realty Corp (a)	97,620	3,161

Resorts & Theme Parks (0.52%)
Vail Resorts Inc (a)(b)	52,600	3,192

Retail — Apparel & Shoe (1.51%)
Charming Shoppes Inc (a)(b)	385,500	2,861
Dress Barn Inc (a)(b)	220,760	3,618
Stage Stores Inc	150,747	2,828

		9,307

Retail — Automobile (0.77%)
Rush Enterprises Inc (a)(b)	72,850	1,235
Sonic Automotive Inc (a)	138,770	3,505

		4,740

Retail — Gardening Products (0.42%)
Tractor Supply Co (a)(b)	62,030	2,570

Retail — Restaurants (1.33%)
California Pizza Kitchen Inc (a)(b)	136,890	2,215
Landry’s Restaurants Inc (a)	121,290	3,483
Texas Roadhouse Inc (a)(b)	197,540	2,503

		8,201

Rubber — Tires (0.60%)
Cooper Tire & Rubber Co (a)	164,300	3,661
See accompanying notes

378

Schedule of Investments
SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Savings & Loans — Thrifts (0.89%)
WSFS Financial Corp	95,002	$5,478

Semiconductor Component — Integrated Circuits (2.19%)
Cirrus Logic Inc (b)	396,480	2,438
Emulex Corp (a)(b)	186,170	4,033
Micrel Inc	390,560	3,535
Standard Microsystems Corp (a)(b)	88,930	3,468

		13,474

Steel — Producers (1.02%)
Claymont Steel Holdings Inc (a)(b)	169,209	3,467
Schnitzer Steel Industries Inc (a)	42,130	2,784

		6,251

Telecommunication Equipment (0.92%)
Arris Group Inc (a)(b)	226,180	2,601
Comtech Telecommunications Corp (a)(b)	56,485	3,064

		5,665

Telecommunication Equipment — Fiber Optics (0.60%)
Oplink Communications Inc (a)(b)	244,630	3,699

Telecommunication Services (1.08%)
Harris Stratex Networks Inc (a)(b)	185,780	3,552
Iowa Telecommunications Services Inc (a)	157,401	3,104

		6,656

Telephone — Integrated (0.59%)
Alaska Communications Systems Group Inc(a)	221,000	3,596

Television (0.45%)
Lin TV Corp (a)(b)	190,710	2,779

Textile — Apparel (0.50%)
Perry Ellis International Inc (b)	132,840	3,082

Therapeutics (0.59%)
Isis Pharmaceuticals Inc (a)(b)	206,970	3,647

Transport — Marine (0.70%)
Eagle Bulk Shipping Inc (a)	125,910	4,292

Transport — Services (0.29%)
HUB Group Inc (a)(b)	70,640	1,792

Transport — Truck (0.27%)
Old Dominion Freight Line Inc (a)(b)	73,980	1,671

Wireless Equipment (1.08%)
EMS Technologies Inc (a)(b)	151,210	4,240
Powerwave Technologies Inc (a)(b)	429,500	2,388

		6,628

TOTAL COMMON STOCKS		$582,831

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (29.38%)
Commercial Paper (4.42%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/1/2007	$27,163	$27,163

Money Market Funds (24.96%)
BNY Institutional Cash Reserve Fund (d)	153,420	153,420

TOTAL SHORT TERM INVESTMENTS		$180,583

REPURCHASE AGREEMENTS (0.10%)
Money Center Banks (0.10%)

Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $619,000; 0% - 6.13%; dated 12/04/07-08/25/16)	$601	$601

TOTAL REPURCHASE AGREEMENTS		$601

Total Investments		$764,015
Liabilities in Excess of Other Assets, Net — (24.28)%		(149,239)

TOTAL NET ASSETS — 100.00%		$614,776

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $2,926 or 0.48% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$49,991
Unrealized Depreciation	(44,606)

Net Unrealized Appreciation (Depreciation)	5,385
Cost for federal income tax purposes	758,630

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Financial	56.37%
Industrial	14.86%
Consumer, Non-cyclical	10.66%
Consumer, Cyclical	9.67%
Communications	7.65%
Energy	7.36%
Technology	7.03%
Basic Materials	5.65%
Utilities	5.03%
Liabilities in Excess of Other Assets, Net	(24.28%)

TOTAL NET ASSETS	100.00%

379

Schedule of Investments
Tax-Exempt Bond Fund I
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

TAX-EXEMPT BONDS (106.46%)
Alabama (1.58%)
Birmingham Baptist Medical Centers Special Care Facilities Financing Authority
5.00%, 11/15/2030	$1,000	$971
Montgomery County Public Facilities Authority/AL MBIA
5.00%, 3/1/2031	2,000	2,066
University of Alabama/AL AMBAC
5.00%, 9/1/2036 (a)	1,760	1,795

		4,832

Alaska (3.33%)
City of Anchorage AK
6.38%, 1/ 1/2020	2,000	2,142
City of Anchorage AK MBIA
6.50%, 12/1/2013	1,235	1,422
Northern TOB Securitization Corp/AK
4.63%, 6/1/2023	980	933
5.00%, 6/1/2046	1,000	849
State of Alaska AMBAC
5.25%, 10/1/2027	4,500	4,844

		10,190

Arizona (1.57%)
Arizona State University/AZ AMBAC
5.25%, 9/1/2024	1,500	1,582
Maricopa County AZ
5.00%, 4/1/2035	1,000	948
Pima County Industrial Development Authority Education Revenue
5.75%, 7/1/2036	100	95
Pima County Industrial Development Authority Education Revenue Choice Education and Development Corp
6.25%, 6/1/2026	160	163
Pima County Industrial Development Authority Education Revenue Paragon Management Inc
6.00%, 6/1/2036	160	153
Salt Verde Financial Corp
5.25%, 12/1/2020	400	416
University Medical Center Corp/AZ
5.00%, 7/1/2035	1,500	1,433

		4,790

California (11.74%)
California Health Facilities Financing Authority/CA
5.00%, 4/1/2037	1,000	1,000
California State Department of Water Resources MBIA
5.25%, 5/1/2020	6,000	6,498
California State Public Works Board
5.00%, 4/1/2030	1,175	1,194
California Statewide Communities Development Authority
5.00%, 3/1/2035	1,000	1,001
Clovis Public Financing Authority MBIA
5.25%, 8/1/2030	2,000	2,115
East Side Union High School District — Santa Clara County/CA MBIA
5.10%, 2/1/2019	1,000	1,091
Foothill Eastern Transportation Corridor Agency/CA MBIA
0.00%, 1/15/2018 (b)	2,000	1,195
Fremont Unified School District/Alameda County CA FGIC
5.00%, 8/1/2025	1,000	1,041
Golden State Tobacco Securitization Corp/CA
5.00%, 6/1/2033	2,000	1,778
5.00%, 6/1/2045	1,000	1,002
5.13%, 6/1/2047	1,000	878
Hesperia Public Financing Authority/CA XLCA
5.00%, 9/1/2031	1,000	1,031
Independent Cities Lease Finance Authority Mobile Home Park Revenue Millenium Housing Corp
5.85%, 5/15/2041	100	97
Jurupa Unified School District FGIC
5.13%, 8/1/2022	2,700	2,835
Los Angeles Regional Airports Improvement Corporation Lease Revenue
7.50%, 12/1/2024	100	109
Placentia-Yorba Linda Unified School District/CA FGIC
5.00%, 10/1/2030	2,000	2,055
Rancho Mirage Joint Powers Financing Authority/CA
5.00%, 1/1/2047 (c)	1,000	987
San Diego Redevelopment Agency/CA XL Capital Ltd XLCA
5.00%, 9/1/2023	1,775	1,849
San Joaquin Hills Transportation Corridor Agency/CA MBIA
0.00%, 1/15/2034 (b)	7,000	1,974
State of California
5.25%, 11/1/2025	2,000	2,106
5.50%, 4/1/2028	230	256
5.50%, 4/1/2028	1,670	1,859
5.50%, 4/1/2028	100	111
Tobacco Securitization Authority of Northern California/CA
5.38%, 6/1/2038	1,000	929
Tobacco Securitization Authority of Southern California/CA
5.00%, 6/1/2037	1,000	882

		35,873

Colorado (1.34%)
Colorado Health Facilities Authority
5.00%, 12/1/2035	1,250	1,183
See accompanying notes

380

Schedule of Investments
Tax-Exempt Bond Fund I
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

TAX-EXEMPT BONDS (continued)
Colorado (continued)
Fort Collins CO AMBAC
5.38%, 6/1/2023	$2,275	$2,418
Park Creek Metropolitan District/CO
5.50%, 12/1/2030	500	498

		4,099

Connecticut (0.85%)
Connecticut State Health & Educational RADIAN
5.25%, 7/1/2032	1,000	1,013
State of Connecticut ACA
6.60%, 7/1/2024	1,500	1,569

		2,582

District of Columbia (0.18%)
District of Columbia Water & Sewer Authority FSA
5.50%, 10/1/2017	500	559

Florida (5.22%)
Amelia Walk Community Development District
5.50%, 5/1/2037	100	88
Bay Laurel Center Community Development
5.45%, 5/1/2037	495	431
County of Orange FL AMBAC
5.50%, 10/1/2032	3,000	3,238
Escambia County Health Facilities Authority AMBAC
5.95%, 7/1/2020	110	114
Florida Housing Finance Agency AMBAC
6.50%, 7/1/2036	900	907
Florida State Board of Education FGIC
5.25%, 7/1/2017	800	841
Highlands County Health Facilities Authority
5.00%, 11/15/2031	1,180	1,184
Hillsborough County Port District MBIA
5.38%, 6/1/2027	1,000	1,039
Orange County Housing Finance Authority
7.00%, 10/1/2025	500	528
Orlando Utilities Commission
6.00%, 10/1/2010	5,000	5,343
Osceola County School Board AMBAC
5.13%, 6/1/2022	1,300	1,396
Seminole Indian Tribe of Florida
5.75%, 10/1/2022 (d)	250	261
Tolomato Community Development District
6.55%, 5/1/2027	300	300
Wentworth Estates Community Development
District
5.63%, 5/1/2037	160	135
West Villages Improvement District
5.50%, 5/1/2037	160	140

		15,945

Georgia (2.04%)
Monroe County Development Authority/GA MBIA
6.70%, 1/1/2009	2,500	2,590
6.75%, 1/1/2010	3,410	3,634

		6,224

Hawaii (0.72%)
City & County of Honolulu HI
6.00%, 1/1/2012	1,270	1,386
6.00%, 1/1/2012	730	799

		2,185

Idaho (2.76%)
Idaho Health Facilities Authority/ID
6.65%, 2/15/2021	2,000	2,497
Idaho Health Facilities Authority/ID RADIAN
5.25%, 9/1/2025	2,000	2,039
Idaho Housing & Finance Association/ID
5.90%, 1/1/2015	280	284
4.90%, 7/1/2038	3,750	3,606

		8,426

Illinois (9.44%)
Chicago O’Hare International Airport/IL AMBAC
5.50%, 1/1/2017	965	1,025
Chicago O’Hare International Airport/IL FGIC
5.25%, 1/1/2023 (a)	2,000	2,127
Chicago O’Hare International Airport/IL FSA
5.75%, 1/1/2020 (a)	10,000	10,716
Chicago O’Hare International Airport/IL MBIA
5.25%, 1/1/2025 (a)	2,250	2,385
City of Chicago IL
7.46%, 2/15/2026	250	260
City of Chicago IL GNMA
6.30%, 9/1/2029	510	533
CityofYorkvillelL
5.75%, 3/1/2028	500	470
6.00%, 3/1/2036	660	643
Gilberts Special Service Area No 19
5.38%, 3/1/2016	500	471
Huntley Special Service Area No 10/IL ASSURED
5.10%, 3/1/2029	1,000	1,042
Illinois Finance Authority
6.00%, 5/15/2025	500	509
5.00%, 8/15/2026	160	147
5.10%, 8/15/2031	505	453
5.75%, 11/15/2037	1,000	1,057
Illinois Health Facilities Authority South
Surburban Hospital
7.00%, 2/15/2009	100	102
7.00%, 2/15/2018	720	846
See accompanying notes

381

Schedule of Investments
Tax-Exempt Bond Fund I
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

TAX-EXEMPT BONDS (continued)
Illinois (continued)
Metropolitan Pier & Exposition Authority/IL FGIC
0.00%, 6/15/2009 (b)	$5,055	$4,766
Pingree Grove Special Service Area No 7 Cambridge Lakes Project
6.00%, 3/1/2036	153	149
Village of Bolingbrook IL
0.00%, 1/1/2024 (b)(e)	500	511
Village of Pingree Grove IL
5.25%, 3/1/2015	400	402
Volo Village Special Service Area No 3
6.00%, 3/1/2036	250	244

		28,858

Indiana (3.54%)
County of St Joseph IN
6.00%, 5/15/2026	230	234
County of St Joseph IN Holy Cross Village
6.00%, 5/15/2038	100	100
Delaware County Hospital Authority/IN
Cardinal Health System
5.25%, 8/1/2036	160	157
Hendricks County Building Facilities Corp
5.50%, 7/15/2020	2,500	2,701
Indiana Housing Finance Authority GNMA
3.60%, 1/1/2032	580	577
Indiana Municipal Power Agency/EST MBIA
6.13%, 1/1/2013	6,000	6,378
Noblesville Redevelopment Authority
5.00%, 8/1/2021	655	677

		10,824

Iowa (0.59%)
Iowa Finance Authority
5.75%, 11/15/2024	400	397
5.50%, 7/1/2025	100	101
Pottawattamie County IA
5.75%, 5/15/2026	385	372
Tobacco Settlement Authority of lowa/IA
5.50%, 6/1/2042	1,000	926

		1,796

Kansas (3.34%)
City of Lawrence KS
5.13%, 7/1/2026	1,000	1,023
City of Topeka KS XL Capital Ltd XLCA
5.25%, 8/1/2035	5,490	5,799
Lenexa KS
5.50%, 5/15/2039	1,000	977
Manhattan KS
5.00%, 5/15/2024	500	475
Sedgwick & Shawnee Counties KS GNMA
5.65%, 6/1/2037	1,870	1,942

		10,216

Kentucky (0.67%)
City of Murray KY
5.13%, 8/1/2037	1,000	972
Louisville & Jefferson County Metropolitan Government
5.25%, 10/1/2036 (a)	1,075	1,080

		2,052

Louisiana (1.91%)
Lafayette LA MBIA
5.25%, 11/1/2023	2,680	2,863
Louisiana Public Facilities Authority
0.00%, 12/1/2019 (b)	1,500	885
Louisiana State Citizens Property Insurance Corp AMBAC
5.00%, 6/1/2022	2,000	2,089

		5,837

Maryland (2.49%)
City of Baltimore MD
6.50%, 10/1/2011	2,000	2,090
County of Howard MD
5.25%, 4/1/2037	500	461
County of Prince Georges MD
5.20%, 7/1/2034	500	478
Maryland Community Development Administration
5.05%, 9/1/2032 (c)	1,000	994
Maryland Health & Higher Educational Facilities Authority
5.25%, 1/1/2027	250	236
Maryland Health & Higher Educational Facilities Authority General German Aged PPLS
5.40%, 1/1/2037	600	587
Maryland Health & Higher Educational Facilities Authority MBIA
4.75%, 7/1/2036	1,500	1,502
Maryland State Economic Development Corp
5.63%, 6/1/2035	1,150	1,269

		7,617

Massachusetts (1.87%)
Massachusetts Bay Transportation Authority
5.25%, 7/1/2028	2,000	2,226
Massachusetts Development Finance Agency
6.38%, 7/1/2029	900	905
5 .75%, 11/15/2042	50	0 487
Massachusetts Health & Educational Facilities Authority
6.00%, 7/1/2031	1,000	1,050
5.00%, 7/1/2033	1,100	1,046

		5,714

Michigan (3.65%)
Chippewa County Hospital Finance Authority
5.63%, 11/1/2014	130	129
See accompanying notes

382

     Schedule of Investments
Tax-Exempt Bond Fund I
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

TAX-EXEMPT BONDS (continued)
Michigan (continued)
Kent Hospital Finance Authority/Ml
5.25%, 7/1/2030	$1,000	$989
Michigan Strategic Fund Detroit Edison Co
5.45%, 9/1/2029	2,000	2,043
Michigan Strategic Fund XLCA
5.45%, 12/15/2032	1,000	1,031
Michigan Tobacco Settlement Finance Authority
6.00%, 6/1/2048	4,000	3,976
State of Michigan FSA
5.25%, 10/1/2021	1,000	1,063
Summit Academy North Michigan Public School Academy Revenue
5.00%, 11/1/2015	160	157
Walled Lake Consolidated School District/Ml MBIA
5.25%, 5/1/2022	1,625	1,776

		11,164

Minnesota (0.92%)
Aitkin MN Aitkin Community Hospital
5.60%, 2/1/2032	160	155
City of North Oaks MN
6.00%, 10/1/2027	100	101
6.00%, 10/1/2033	200	201
6.13%, 10/1/2039	100	100
City of Pine City MN Lakes International Language Academy
6.25%, 5/1/2035	100	99
Dakota County Community Development Agency Multifamily Housing
5.00%, 5/1/2042	750	653
Inver Grove Heights MN
5.50%, 10/1/2033	500	469
St Paul Housing & Redevelopment Authoriy/MN
6.00%, 11/15/2030	1,000	1,039

		2,817

Mississippi (0.39%)
Biloxi Housing Authority/MS Beauvoir Apartments LP
6.25%, 9/1/2031	150	155
State of Mississippi FSA
5.75%, 12/1/2013	170	178
5.75%, 12/1/2013	115	121
5.75%, 12/1/2013	195	205
5.75%, 12/1/2014	180	188
5.75%, 12/1/2014	120	126
5.75%, 12/1/2014	205	215

		1,188

Missouri (3.67%)
Cape Girardeau County Building Corp/MO MBIA
5.25%, 3/1/2026	1,000	1,064
Cape Girardeau County Industrial Development
5.63%, 6/1/2027	840	911
5.63%, 6/1/2027	160	163
Carthage MO
6.00%, 4/1/2038	750	748
Carthage MO Mccune-Brooks Hospital
5.88%, 4/1/2030	160	160
City of Fenton MO
7.00%, 10/1/2021	575	652
City of Kansas City MO
5.25%, 3/1/2018 (b)	200	197
5.40%, 6/1/2024	120	119
City of Springfield MO FGIC
4.50%, 8/1/2036	1,000	970
Missouri Housing Development Commission GNMA
5.05%, 9/1/2024	585	587
Missouri Joint Municipal Electric Utility Commission MBIA
5.00%, 1/1/2024	1,500	1,563
Missouri State Health & Educational Facilities Authority MBIA
3.57%, 10/1/2035	1,300	1,300
Missouri State Health & Educational Facilities Authority/MO
5.00%, 11/1/2018	1,000	1,043
Missouri State Health & Educational Facilities Authority/MO BJC Health
5.00%, 5/15/2020	1,200	1,234
St Louis Industrial Development Authori
6.38%, 12/1/2030	500	504

		11,215

Nebraska (0.70%)
Omaha Public Power District
6.15%, 2/1/2012	2,000	2,129

Nevada (1.32%)
County of Clark NV FGIC
5.00%, 1/1/2036	1,000	1,021
County of Clark NV Nevada Power Co
5.90%, 11/1/2032	160	160
Reno NV AMBAC
5.13%, 6/1/2037	1,000	1,066
Reno NV Hospital Revenue
5.25%, 6/1/2037 (a)	1,760	1,772

		4,019

New Hampshire (0.69%)
New Hampshire Health & Education Facilities Authority FSA
5.50%, 8/1/2027	2,000	2,120
See accompanying notes

383

Schedule of Investments
Tax-Exempt Bond Fund I
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

TAX-EXEMPT BONDS (continued)
New Jersey (3.78%)
Bergen County Improvement Authority
5.00%, 4/1/2032	$2,000	$2,077
New Jersey Economic Development Authority
5.63%, 6/15/2019	500	508
6.25%, 9/15/2029	100	101
5.75%, 4/1/2031	1,000	1,039
5.50%, 6/15/2031	1,000	1,030
New Jersey Economic Development Authority State of New Jersey
5.25%, 3/1/2024	1,750	1,868
New Jersey Economic Development Authority United Methodist Homes NJ
5.13%, 7/1/2025	160	148
New Jersey Transportation Trust Fund Authority State of New Jersey
5.25%, 12/15/2020	2,000	2,202
Tobacco Settlement Financing Authority Corp/NJ
5.00%, 6/1/2041	2,045	1,751
Tobacco Settlement Financing Corp/NJ
4.75%, 6/1/2034	1,000	833

		11,557

New York (6.30%)
City of New York NY
5.75%, 3/15/2013	345	373
East Rochester Housing Authority/NY
5.50%, 8/1/2033	160	154
Metropolitan Transportation Authority/NY
4.75%, 7/1/2019	1,265	1,350
Metropolitan Transportation Authority/NY FGIC
5.25%, 11/15/2031	1,500	1,582
New York City Industrial Development Agency
6.25%, 3/1/2015	1,000	1,043
3.36%, 3/1/2016 (e)	1,000	969
7.63%, 8/1/2025	800	901
6.50%, 3/1/2035	160	167
New York City Municipal Water Finance Authority MBIA
5.00%, 6/15/2027 (a)	5,000	5,215
New York Liberty Development Corp
5.25%, 10/1/2035	1,500	1,594
New York Mortgage Agency/NY
5.65%, 4/1/2030	490	508
New York State Dormitory Authority
5.50%, 7/1/2026	1,000	1,005
New York State Dormitory Authority Lenox Hill Hospital
5.50%, 7/1/2030	160	161
New York State Dormitory Authority MBIA
5.25%, 10/1/2023	1,500	1,595
New York State Housing Finance Agency
6.63%, 8/15/2012	310	311
Tobacco Settlement Financing Authority/NY AMBAC
5.25%, 6/1/2021	2,200	2,336

		19,264

North Carolina (0.35%)
City of Charlotte NC
5.50%, 8/1/2019	1,000	1,076

Ohio (2.43%)
Adams County Hospital
6.25%, 9/1/2020	1,000	935
Buckeye Tobacco Settlement Finance Authority Ohio
5.88%, 6/1/2047	4,500	4,359
County of Cuyahoga OH
7.50%, 1/1/2030	1,000	1,082
Ohio State University
5.13%, 12/1/2031	1,000	1,037

		7,413

Oklahoma (0.11%)
Oklahoma Housing Finance Agency GNMA
8.00%, 8/1/2018	155	166
Weatherford Hospital Authority
6.00%, 5/1/2025	160	163

		329

Oregon (1.59%)
City of Portland OR AMBAC
5.75%, 6/15/2016	1,000	1,063
City of Portland OR FSA
5.25%, 6/1/2020	2,000	2,132
Oregon Health & Science University MBIA
5.25%, 7/1/2022	1,000	1,059
Oregon State Housing & Community Services Department/OR
5.65%, 7/1/2028	595	600

		4,854

Pennsylvania (4.23%)
Allegheny County Hospital Development Authority
5.00%, 11/15/2028	500	464
Allegheny County Sanitation Authority FGIC
5.00%, 12/1/2037	2,000	2,074
City of Philadelphia PA FSA
5.25%, 7/1/2029	2,500	2,597
Fulton County Industrial Development Authority Hospital Revenue
5.90%, 7/1/2040	160	158
Geisinger Authority
3.50%, 8/1/2028	500	500
Lehigh County General Purpose Authority
4.74%, 8/15/2042 (e)	3,000	2,655
See accompanying notes

384

Schedule of Investments
Tax-Exempt Bond Fund I
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

TAX-EXEMPT BONDS (continued)
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority UPMC Health System
6.25%, 1/15/2018	$3,000	$3,253
Philadelphia Authority for Industrial Development Richard Allen Development & Improvement
6.25%, 5/1/2033	160	164
Philadelphia Redevelopment Authority FGIC
5.50%, 4/15/2017	1,000	1,067

		12,932

Puerto Rico (0.68%)
Commonwealth of Puerto Rico
5.25%, 7/1/2030	1,000	1,037
Puerto Rico Sales Tax Financing Corp
5.25%, 8/1/2057	1,000	1,033

		2,070

South Carolina (1.42%)
Lexington One School Facilities Corp Lexington County, South Carolina
5.25%, 12/1/2029	1,000	1,035
South Carolina Jobs-Economic Development Authority AMBAC
5.20%, 11/1/2027	1,000	1,051
South Carolina Jobs-Economic Development Authority CIFG
5.00%, 11/1/2030	2,200	2,255

		4,341

South Dakota (0.42%)
South Dakota Health & Educational Facilities Authority/SD
5.25%, 11/1/2034	1,250	1,277

Tennessee (3.62%)
Chattanooga Health Educational & Housing Facility Board/TN
5.50%, 10/1/2020	540	538
Johnson City Health & Educational Facilities Board
7.50%, 7/1/2033	1,000	1,138
5.50%, 7/1/2036	500	506
Shelby County Health Educational & Housing Facilities Board
5.63%, 9/1/2026	500	497
Tennessee Energy Acquisition Corp/TN Goldman Sacs Group
5.25%, 9/1/2018	3,000	3,121
Tennessee Housing Development Agency/TN
5.70%, 7/1/2031	435	442
4.85%, 1/1/2032	5,000	4,821

		11,063

Texas (5.69%)
Alliance Airport Authority/TX Federal Express Corp
4.85%, 4/1/2021	1,000	985
Austin TX Convention Enterprises Inc/TX
5.75%, 1/1/2034	500	490
City of Houston TX AMBAC
5.75%, 9/1/2015	1,000	1,075
City of Houston TX FSA
5.75%, 3/1/2015	85	90
Dallas-Fort Worth International Airport Facilities Improvement Corp FGIC
5.50%, 11/1/2031	1,500	1,551
Harris County-Houston Sports Authority MBIA
5.25%, 11/15/2040	1,500	1,536
Lower Colorado River Authority FGIC
5.00%, 5/15/2033	1,000	1,015
Lufkin Health Facilities Development Co
5.50%, 2/15/2032	500	504
Metro Health Facilities Development Corp/TX
7.20%, 1/1/2021	1,100	1,128
North Central Texas Health Facility Development Corp
5.13%, 5/15/2029	1,000	1,010
North Central Texas Health Facility Development Corp AMBAC
5.25%, 8/15/2032	1,000	1,033
North Texas Health Facilities Development FSA
5.00%, 9/1/2024	1,000	1,042
5.00%, 9/1/2032	2,000	2,058
Sea Breeze Public Facility Corp Sea Breeze Seniors LP
6.50%, 1/1/2046	100	97
Texas State Department Of Housing & Community Affairs GNMA
5.70%, 1/1/2033	1,660	1,717
Texas Tech University MBIA
5.00%, 8/15/2025	1,000	1,058
Tyler Health Facilities Development Corp
5.38%, 11/1/2037 (c)	1,000	986

		17,375

Utah (1.32%)
Utah Housing Corp
5.25%, 1/1/2039 (a)	4,000	4,018

Virginia (1.24%)
Henrico County Economic Development Authority/VA
5.00%, 10/1/2027	1,000	974
Lexington Industrial Development Authority
5.38%, 1/1/2028	750	717
Tobacco Settlement Financing Authority Corp/VA
5.63%, 6/1/2037	1,000	1,120
See accompanying notes

385

Schedule of Investments
Tax-Exempt Bond Fund I
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

TAX-EXEMPT BONDS (continued)
Virginia (continued)
Virginia Beach Development Authority
5.38%, 11/1/2032	$500	$487
White Oak Village Shops Community Development
5.30%, 3/1/2017	500	497

		3,795

Washington (3.99%)
Franklin County School District No 1 Pasco/WA FSA
5.25%, 12/1/2019	5,000	5,325
King County School District No 415 Kent/WA
6.30%, 12/1/2008	2,065	2,095
Skagit County Public Hospital District
5.75%, 12/1/2032	300	309
State of Washington
6.40%, 6/1/2017	3,000	3,515
Washington State Housing Finance Commission GNMA
4.70%, 12/1/2038	1,000	934

		12,178

West Virginia (0.90%)
Harrison County County Commission MBIA
6.88%, 4/15/2022	2,500	2,506
Ohio County Commission Sewage System
5.85%, 6/1/2034	250	248

		2,754

Wisconsin (1.87%)
County of Milwaukee WI FSA
5.25%, 12/1/2025	4,000	4,164
Wisconsin Health & Educational Facilities Authority
6.00%, 8/15/2019	600	614
Wisconsin Housing & Economic Development
4.75%, 9/1/2033	1,000	949

		5,727

TOTAL TAX-EXEMPT BONDS		$325,294

Total Investments		325,294

LIABILITY FOR FLOATING RATE NOTES ISSUED IN CONJUNCTION WITH SECURITIES HELD (-7.38%)
Notes with interest rates ranging from 3.49% to 3.59% at October 31, 2007 and contractual maturity of collateral from 2011 to 2039 (f)	(22,535)	(22,535)

Total Net Investments		$302,759

Other Assets in Excess of Liabilities, Net - 0.92%		2,798

TOTAL NET ASSETS - 100.00%		$305,557

(a)	Security or portion of underlying security related to Inverse Floaters entered into by the Fund. See notes.

(b)	Non-Income Producing Security

(c)	Security purchased on a when-issued basis.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $261 or 0.09% of net assets.

(e)	Variable Rate

(f)	Floating rate securities. The interest rate(s) shown reflect the rates in effect at October 31, 2007.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$11,552
Unrealized Depreciation	(3,146)

Net Unrealized Appreciation (Depreciation)	8,406
Cost for federal income tax purposes	294,353

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Insured	43.92%
Revenue	40.09%
Prerefunded	12.16%
General Obligation	5.57%
Revenue — Special Tax	2.87%
Government	1.32%
Tax Allocation	0.53%
Liability for Floating Rate Notes Issued	(7.38%)
Other Assets in Excess of Liabilities, Net	0.92%

TOTAL NET ASSETS	100.00%

See accompanying notes

386

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (86.91%)
Aerospace & Defense Equipment (0.26%)
Sequa Corp
9.00%, 8/1/2009	$500	$536

Airlines (0.24%)
American Airlines Inc
7.69%, 5/23/2008 (a)	238	236
7.25%, 2/5/2009	250	250

		486

Appliances (0.12%)
Whirlpool Corp
6.19%, 6/15/2009 (b)	250	250

Asset Backed Securities (7.00%)
Ameriquest Mortgage Securities Inc
5.57%, 7/25/2035 (b)	1,000	849
Chase Funding Mortgage Loan Asset-Backed Certificates
3.34%, 5/25/2026	503	496
CNH Equipment Trust
5.32%, 2/15/201l (b)	436	436
CNH Wholesale Master Note Trust
5.49%, 6/15/201l (b)	336	336
Countrywide Asset-Backed Certificates
6.00%, 12/25/2032 (b)	319	307
6.25%, 12/25/2032 (b)	696	672
6.32%, 5/25/2033 (b)	780	752
5.87%, 6/25/2035 (b)	1,000	863
5.52%, 11/25/2035 (b)	1,000	833
5.53%, 12/25/2035 (b)	875	721
6.00%, 11/8/2036 (a)(c)	502	75
5.37%, 2/25/2037 (b)	500	297
5.77%, 11/25/2037 (b)	1,000	271
First Franklin Mortgage Loan Asset Backed Trust
6.50%, 3/25/2034 (a)(b)(c)	282	14
First Horizon Asset Back Trust
5.00%, 10/25/2026 (b)	423	397
Ford Credit Floorplan Master Owner Trust
5.54%, 6/15/201l (b)	450	445
JP Morgan Mortgage Acquisition Corp
4.95%, 3/25/2037 (b)	247	242
Lehman XS Trust
5.24%, 5/25/2046 (b)	1,500	1,360
5.40%, 5/25/2046 (a)(b)	1,415	1,108
5.77%, 6/25/2046 (a)(b)	2,003	1,526
Long Beach Asset Holdings Corp
5.93%, 10/25/2046 (a)(c)(d)	599	60
Long Beach Mortgage Loan Trust
5.37%, 2/25/2035 (b)	1,000	911
Nomura Asset Acceptance Corp
5.09%, 1/25/2036 (b)(d)	759	672
Sail Net Interest Margin Notes
5.50%, 6/27/2035 (a)(c)	136	14
Structured Asset Investment Loan Trust
4.93%, 4/25/2036 (b)	80	79
Swift Master Auto Receivables Trust
5.19%, 6/15/2012 (b)	310	306
Wells Fargo Home Equity Trust
4.97%, 3/25/2037 (b)	214	213

		14,255

Auto — Car & Light Trucks (0.49%)
Daimler Finance North America LLC
6.13%, 3/13/2009 (b)	1,000	1,000

Auto/Truck Parts & Equipment-Original (0.16%)
Tenneco Inc
10.25%, 7/15/2013	300	324

Automobile Sequential (2.39%)
Capital Auto Receivables Asset Trust
5.24%, 11/15/2008 (b)	637	637
5.12%, 10/15/2009 (b)	750	749
Capital One Auto Finance Trust
5.10%, 7/15/2011 (b)	600	599
CPS Auto Trust
5.53%, 11/15/2010 (a)(d)	675	675
Daimler Chrysler Auto Trust
2.85%, 8/ 8/2010	500	500
Hyundai Auto Receivables Trust
5.49%, 1/17/2012 (b)	500	500
Morgan Stanley Auto Loan Trust
3.33%, 10/15/2011	670	670
WFS Financial Owner Trust
3.93%, 2/17/2012	534	530

		4,860

Beverages — Non-Alcoholic (0.24%)
Cott Beverages USA Inc
8.00%, 12/15/2011	500	484

Brewery (0.22%)
SABMillerPLC
5.53%, 7/1/2009 (b)(d)	450	452

Broadcasting Services & Programming (0.17%)
Clear Channel Communications Inc
4.63%, 1/15/2008	350	348

Building — Residential & Commercial (0.24%)
Centex Corp
4.75%, 1/15/2008	500	497
See accompanying notes

387

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Building Products — Cement & Aggregate (0.21%)
Martin Marietta Materials Inc
5.13%, 4/30/2010(b)	$435	$430

Building Products — Wood (0.43%)
Masco Corp
6.00%, 3/12/2010 (b)	585	575
Norbord Inc
8.13%, 3/20/2008	300	303

		878

Cable TV (1.28%)
Comcast Corp
5.54%, 7/14/2009 (b)	700	697
COX Communications Inc
6.25%, 12/14/2007 (b)	250	250
3.88%, 10/1/2008	500	494
CSC Holdings Inc
7.88%, 12/15/2007	400	400
DirecTV Holdings LLC/DirecTV Financing Co
8.38%, 3/15/2013	500	523
EchoStar DBS Corp
5.75%, 10/1/2008	250	249

		2,613

Casino Hotels (0.27%)
Harrah’s Operating Co Inc
5.96%, 2/8/2008 (b)(d)	300	301
Mandalay Resort Group
9.50%, 8/1/2008	250	256

		557

Cellular Telecommunications (0.60%)
US Unwired Inc
10.00%, 6/15/2012 (e)	250	267
Vodafone Americas Asia Inc
6.65%, 5/1/2008	50	50
Vodafone Group PLC
6.03%, 6/15/201l (b)	500	498
5.78%, 2/27/2012 (b)(f)	400	397

		1,212

Chemicals — Diversified (0.33%)
Equistar Chemicals LP/Equistar Funding Corp
10.63%, 5/1/2011	325	340
Huntsman LLC
11.50%, 7/15/2012	300	326

		666

Commercial Banks (1.34%)
Colonial Bank NA/Montgomery AL
8.00%, 3/15/2009	500	518
Glitnir Banki HF
5.40%, 10/15/2008 (b)(d)	250	250
HSBC America Capital Trust I
7.81%, 12/15/2026 (d)	750	779
M&I Marshall & Ilsley Bank
5.63%, 12/4/2012	500	487
VTB Capital SA
5.96%, 8/1/2008 (b)(d)	400	396
6.61%, 10/31/2012 (a)(d)	300	300

		2,730

Computer Services (0.29%)
Sungard Data Systems Inc
3.75%, 1/15/2009	100	97
Unisys Corp
7.88%, 4/1/2008	500	498

		595

Computers — Memory Devices (0.24%)
Seagate Technology HDD Holdings
6.07%, 10/1/2009 (b)	500	495

Consumer Products — Miscellaneous (0.25%)
Clorox Co
5.83%, 12/14/2007 (b)	500	500

Credit Card Asset Backed Securities (1.60%)
American Express Credit Account Master Trust
5.37%, 3/15/2012 (b)	850	845
Citibank Credit Card Issuance Trust
6.83%, 12/15/2009 (b)	1,915	1,920
Discover Card Master Trust I
5.33%, 5/15/2012 (b)	500	497

		3,262

Cruise Lines (0.17%)
Royal Caribbean Cruises Ltd
6.75%, 3/15/2008	350	351

Data Processing & Management (0.24%)
Fidelity National Information Services
4.75%, 9/15/2008	500	496

Diversified Operations (0.21%)
Capmark Financial Group Inc
6.03%, 5/10/2010 (b)(d)	475	432

Drug Delivery Systems (0.24%)
Hospira Inc
5.68%, 3/30/2010 (b)	500	496

Electric — Generation (0.03%)
CE Casecnan Water & Energy
11.95%, 11/15/2010	51	55

Electric — Integrated (1.28%)
Commonwealth Edison Co
3.70%, 2/1/2008	600	597
Entergy Gulf States Inc
6.47%, 12/8/2008 (b)(d)	200	201
See accompanying notes

388

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Electric — Integrated (continued)
Entergy Gulf States Inc (continued)
5.98%, 12/1/2009 (b)	$405	$402
Ipalco Enterprises Inc
8.38%, 11/14/2008 (b)	200	203
Pepco Holdings Inc
6.25%, 6/1/2010 (b)	225	224
PSEG Energy Holdings LLC
8.63%, 2/15/2008	500	503
TECO Energy Inc
7.36%, 5/1/2010 (b)	325	327
Texas-New Mexico Power Co
6.13%, 6/1/2008	150	150

		2,607

Electronic Components — Miscellaneous (0.12%)
Sanmina-SCI Corp
8.44%, 6/15/2010 (b)(d)	250	250

Electronic Components — Semiconductors (0.15%)
National Semiconductor Corp
5.94%, 6/15/2010 (b)	300	299

Finance — Auto Loans (0.48%)
Ford Motor Credit Co LLC
7.99%, 1/13/2012 (b)	500	463
GMAC LLC
6.31%, 11/30/2007	125	125
4.38%, 12/10/2007 (e)	115	115
6.81%, 5/15/2009 (b)	300	282

		985

Finance — Commercial (0.27%)
CIT Group Inc
3.88%, 11/3/2008 (e)	325	317
5.75%, 2/13/2012 (b)	250	231

		548

Finance — Investment Banker & Broker (1.21%)
Bear Stearns Cos Inc/The
5.49%, 7/16/2009 (b)	360	356
5.69%, 11/28/201l (b)	500	483
Lehman Brothers Holdings Inc
4.87%, 11/24/2008 (b)	500	496
5.43%, 7/18/201l (b)	250	243
Merrill Lynch & Co Inc
5.90%, 6/5/2012 (b)	600	581
Morgan Stanley
5.52%, 1/15/2010 (b)	300	298

		2,457

Finance — Leasing Company (0.37%)
International Lease Finance Corp
5.52%, 4/20/2009 (b)	750	749

Finance — Mortgage Loan/Banker (3.72%)
Countrywide Financial Corp
5.66%, 2/27/2008 (b)	100	98
5.43%, 3/24/2009 (b)	725	659
Countrywide Home Loans Inc
4.25%, 12/19/2007 (e)	75	74
Fannie Mae Grantor Trust
4.91%, 9/26/2033 (b)	972	973
Freddie Mac
5.49%, 7/15/2023 (b)	932	928
6.00%, 3/15/2026	615	622
6.00%, 6/15/2031	779	780
Ginnie Mae
1.79%, 10/16/2012 (b)	8,994	330
4.51%, 10/16/2028 (b)	469	464
3.96%, 6/16/2031	1,145	1,116
1.30%, 2/16/2047(b)	9,554	571
0.85%, 3/16/2047 (b)	3,656	226
Residential Capital LLC
6.22%, 6/9/2008 (b)	250	224
7.59%, 5/22/2009 (b)	650	507

		7,572

Finance — Other Services (0.40%)
Edison Mission Energy Funding
7.33%, 9/15/2008 (d)	47	47
Mizuho JOB Investment LLC
9.87%, 12/29/2049 (b)(d)	750	771

		818

Food — Miscellaneous/Diversified (0.18%)
Kraft Foods Inc
6.00%, 8/ll/2010 (b)	375	375

Food — Retail (0.31%)
Safeway Inc
5.55%, 3/27/2009 (b)	625	624

Home Equity — Other (3.15%)
Asset Backed Funding Corp NIM Trust
5.90%, 7/26/2035 (c)(d)	56	4
Countrywide Asset-Backed Certificates
4.93%, 5/25/2032 (b)	309	301
First NLC Trust
5.62%, 9/25/2035 (b)	1,000	818
GSAA Trust
5.69%, 4/25/2034	1,193	1,194
JP Morgan Mortgage Acquisition Corp NIM
5.80%, 4/25/2036 (a)(c)(d)	158	48
Mastr Asset Backed NIM Securities Trust
4.75%, 5/26/2035 (a)(c)	40	1
Mastr Asset Backed Securities Trust
5.52%, 10/25/2035 (b)	475	399
New Century Home Equity Loan Trust
5.57%, 7/25/2035 (b)	1,000	777
See accompanying notes

389

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Home Equity — Other (continued)
Option One Mortgage Loan Trust
5.54%, 8/25/2035 (b)	$1,000	$839
5.67%, 6/25/2037 (b)	1,000	216
Residential Asset Securities Corp
4.03%, 4/25/2030	89	88
5.55%, 4/25/2035 (b)	1,000	885
5.62%, 7/25/2035 (b)	1,000	847

		6,417

Home Equity — Sequential (0.37%)
Argent Securities Inc
4.60%, 1/25/2034 (b)	342	336
BNC Mortgage Loan Trust
5.04%, 7/25/2037 (b)	455	418
Merrill Lynch Mortgage Investors Inc
4.50%, 1/25/2035 (c)(d)	1,313	—

		754

Industrial Automation & Robots (0.27%)
Intermec Inc
7.00%, 3/15/2008	550	549

Investment Companies (0.49%)
Xstrata Finance Dubai Ltd
5.85%, 11/13/2009 (b)(d)	1,000	997

Life & Health Insurance (0.30%)
Phoenix Cos Inc/The
6.68%, 2/16/2008	385	386
Unum Group
5.86%, 5/15/2009	230	232

		618

Machinery — Farm (0.16%)
Case New Holland Inc
6.00%, 6/1/2009	325	325

Medical — Drugs (0.27%)
Angiotech Pharmaceuticals Inc
9.37%, 12/1/2013 (b)	225	222
Elan Finance PLC/Elan Finance Corp
9.70%, 12/1/2013 (b)	325	322

		544

Medical — HMO (0.15%)
UnitedHealth Group Inc
5.42%, 6/21/2010 (b)(d)	315	315

Medical — Wholesale Drug Distribution (0.12%)
Cardinal Health Inc
5.50%, 10/2/2009 (b)(d)	250	250

Metal Processors & Fabrication (0.12%)
Timken Co
5.75%, 2/15/2010	250	248

Mortgage Backed Securities (42.43%)
ACT Depositor Corp
5.39%, 9/22/2041 (b)(d)	375	374
American Home Mortgage Assets
7.08%, 11/25/2035 (a)(b)	402	406
American Home Mortgage Investment Trust
6.44%, 9/25/2045 (b)	534	536
Bane of America Alternative Loan Trust
5.27%, 6/25/2036 (b)	1,828	1,818
Bane of America Commercial Mortgage Inc
7.11%, 11/15/2031	12	12
7.33%, 11/15/2031	400	413
1.02%, 11/10/2038 (b)	13,373	312
0.15%, 7/10/2042	67,923	668
0.70%, 7/10/2042 (b)	24,901	466
0.09%, 7/10/2043 (b)(d)	6,210	72
0.16%, 9/10/2045	124,860	1,074
5.31%, 10/10/2045 (b)	250	250
Bane of America Mortgage Securities Inc
6.10%, 8/25/2034 (b)	493	492
Bank of America-First Union NB Commercial Mortgage
1.77%, 4/11/2037 (b)(d)	9,400	172
Bear Stearns Adjustable Rate Mortgage Trust
6.13%, 4/25/2034 (b)	171	173
Bear Stearns Alt-A Trust
5.27%, 5/25/2035 (a)(b)	359	357
5.52%, 7/25/2035 (b)	1,000	981
5.52%, 8/25/2035 (b)	1,002	858
Bear Stearns Mortgage Funding Trust
5.08%, 7/25/2036 (a)(b)	1,114	1,077
Chase Mortgage Finance Corp
5.80%, 3/25/2037 (b)	624	618
4.55%, 7/25/2037 (a)(b)	440	437
Citicorp Mortgage Securities Inc
5.50%, 12/25/2033	1,303	1,283
Citigroup Commercial Mortgage Trust
0.45%, 5/15/2043 (d)	35,785	589
0.52%, 10/15/2049 (b)	25,752	629
Citigroup/Deutsche Bank Commercial Mortgage Trust
0.45%, 10/15/2048 (b)	11,630	247
0.38%, 12/11/2049 (b)(d)	15,486	393
Countrywide Alternative Loan Trust
6.23%, 10/25/2034 (b)	712	713
5.92%, 2/25/2035 (b)	1,000	969
5.72%, 7/25/2035 (b)	997	984
6.33%, 8/25/2035 (a)(b)	2,327	2,315
5.29%, 12/25/2035 (b)	1,550	1,507
6.50%, 1/25/2036 (d)	226	225
5.22%, 5/25/2036 (b)	1,281	1,261
5.27%, 5/25/2036 (b)	1,861	1,853
6.00%, 5/25/2036	565	566
See accompanying notes

390

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
Countrywide Alternative Loan Trust (continued)
5.31%, 3/20/2046 (b)	$1,262	$1,234
Countrywide Home Loan Mortgage Pass Through Certificates
5.50%, 7/25/2033	1,418	1,417
4.98%, 7/25/2034 (b)	882	882
5.17%, 3/25/2035 (b)	383	383
5.54%, 3/20/2036 (b)	637	636
CS First Boston Mortgage Securities Corp
6.25%, 12/16/2035	560	559
0.53%, 11/15/2036 (b)(d)	10,724	428
0.66%, 7/15/2037 (d)	25,095	562
1.64%, 5/15/2038 (d)	1,436	53
Deutsche ALT-A Securities NIM Trust
6.50%, 2/25/2047 (a)(b)(d)	489	475
Downey Savings & Loan Association Mortgage
5.28%, 4/19/2047 (b)	1,577	1,534
DSLA NIM Corp
6.41%, 9/19/2037 (a)(b)(d)	403	401
First Republic Mortgage Loan Trust
5.39%, 8/15/2032 (b)	312	310
First Union National Bank Commercial Mortgage Trust
0.94%, 1/12/2043 (b)(d)	27,936	709
G-Force LLC
5.17%, 12/25/2039 (b)(d)	1,000	1,000
GMAC Commercial Mortgage Securities Inc
0.67%, 5/10/2043 (b)	15,829	311
Greenwich Capital Commercial Funding Corp
0.12%, 4/10/2037 (d)	27,784	127
0.78%, 8/10/2042 (b)(d)	56,440	1,233
0.48%, 12/10/2049 (a)(b)	17,525	298
GS Mortgage Securities Corp II
0.70%, 7/10/2039 (b)(d)	7,315	178
GSC Capital Corp Mortgage Trust
5.13%, 2/25/2036 (b)	260	243
GSR Mortgage Loan Trust
4.58%, 9/25/2035 (b)	750	733
Harborview NIM Corp
6.41%, 12/19/2036 (a)(d)	442	439
Heller Financial Commercial Mortgage Asset Corp
7.93%, 1/17/2034 (b)	600	635
Homebanc Mortgage Trust
5.54%, 7/25/2035 (b)	1,000	849
5.20%, 10/25/2035 (b)	2,187	2,148
5.21%, 1/25/2036 (b)	1,984	1,946
Impac CMB Trust
6.93%, 9/25/2034 (b)	148	140
5.36%, 10/25/2034 (b)	789	771
6.42%, 10/25/2034 (b)	350	350
5.24%, 11/25/2034 (b)	101	101
5.25%, 1/25/2035 (b)	40	40
5.18%, 4/25/2035 (b)	935	918
5.38%, 8/25/2035 (b)	180	168
5.41%, 8/25/2035 (b)	200	179
Impac Secured Assets CMN Owner Trust
5.27%, 11/25/2034 (b)	102	102
Indymac Index Mortgage Loan Trust
5.34%, 3/25/2035 (a)(b)	863	859
5.40%, 5/25/2035 (b)	737	743
5.32%, 6/25/2035 (b)	1,548	1,542
0.80%, 7/25/2035 (a)(b)	26,694	188
JP Morgan Alternative Loan Trust
5.50%, 5/25/2036	345	344
5.40%, 12/25/2036	378	378
JP Morgan Chase Commercial Mortgage Securities
0.50%, 10/12/2035 (b)(d)	30,880	1,035
6.04%, 11/15/2035	616	625
0.22%, 7/12/2037 (d)	75,541	514
0.50%, 10/12/2037 (b)(d)	6,368	265
0.55%, 7/15/2042 (b)	23,773	420
5.30%, 5/15/2047 (b)	300	298
0.35%, 2/12/2051 (a)(b)	42,195	673
JP Morgan Mortgage Trust
4.90%, 4/25/2035 (b)	436	433
6.05%, 10/25/2036 (b)	354	356
LB-UBS Commercial Mortgage Trust
0.74%, 7/15/2040 (b)	22,229	579
Lehman XS Net Interest Margin Notes
6.25%, 5/28/2046 (a)(d)	300	299
Mastr Seasoned Securities Trust
7.19%, 10/25/2032 (b)	188	189
Merrill Lynch Mortgage Investors Inc
4.99%, 8/25/2035 (b)	13	13
5.22%, 8/25/2036 (b)	1,165	1,148
Merrill Lynch Mortgage Trust
5.61%, 5/12/2039 (b)	275	278
0.56%, 5/12/2043	10,745	244
Merrill Lynch/Countrywide Commercial Mortgage Trust
0.05%, 7/12/2046 (b)	13,202	210
0.06%, 12/12/2049 (b)	38,820	566
0.67%, 12/12/2049 (b)	25,465	772
MLCC Mortgage Investors Inc
5.36%, 7/25/2029 (b)	1,067	1,067
Morgan Stanley Capital I
0.97%, 1/13/2041 (b)(d)	20,955	656
5.25%, 8/25/2046 (a)(b)	1,000	743
5.60%, 12/20/2046 (a)(b)	200	130
Residential Funding Mortgage Securities
5.47%, 7/25/2036 (b)	2,039	2,034
See accompanying notes

391

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
Structured Adjustable Rate Mortgage Loan Trust
5.57%, 8/25/2034 (b)	$785	$782
Structured Asset Mortgage Investments I
7.48%, 8/25/2035 (a)(b)	259	260
5.09%, 5/25/2036 (b)	728	715
6.77%, 5/25/2036 (a)(b)	790	790
Structured Asset Mortgage Investments II
5.45%, 8/25/2035 (b)	909	836
5.18%, 2/25/2036 (b)	944	929
6.41%, 5/25/2036 (a)(b)	362	362
5.55%, 5/25/2045 (b)	803	786
Structured Asset Securities Corp
5.86%, 11/25/2035 (a)(b)	585	568
Wachovia Bank Commercial Mortgage Trust
0.34%, 6/15/2035 (d)	9,456	284
0.43%, 10/15/2041 (b)(d)	2,176	30
0.26%, 3/15/2042 (b)(d)	3,134	31
0.63%, 5/15/2044 (b)(d)	20,251	428
5.86%, 2/15/2051 (b)	300	306
WaMu Mortgage Pass Through Certificates
5.51%, 12/25/2027 (b)	1,275	1,263
3.07%, 8/25/2033	258	256
4.92%, 8/25/2035 (b)	560	553
4.84%, 9/25/2035 (b)	658	652
5.94%, 9/25/2036 (b)	1,526	1,524
6.33%, 4/25/2044 (b)	613	616
5.54%, 7/25/2045 (b)	866	828
5.12%, 11/25/2045 (b)	121	121
5.42%, 1/25/2046 (b)	998	933
5.77%, 11/25/2046 (a)(b)	1,651	1,502
5.70%, 5/25/2047 (a)(b)	1,944	1,883
Washington Mutual Alternative Mortgage
5.92%, 7/25/2046 (a)(b)	1,757	1,738
Washington Mutual Asset Securities Corp
3.83%, 1/25/2035 (d)	606	593
Wells Fargo Mortgage Backed Securities
5.24%, 4/25/2036 (b)	1,690	1,688

		86,450

Mortgage Securities (0.35%)
Residential Accredit Loans Inc
5.37%, 2/25/2036 (b)	730	708

Multi-Line Insurance (0.20%)
CNA Financial Corp
6.45%, 1/15/2008	400	401

Multimedia (0.54%)
Time Warner Inc
5.73%, 11/13/2009 (b)	500	497
Viacom Inc
6.04%, 6/16/2009 (b)	600	598

		1,095

Office Automation & Equipment (0.32%)
Xerox Corp
6.40%, 12/18/2009 (b)	650	650

Oil — Field Services (0.05%)
BJ Services Co
5.75%, 6/1/2008 (b)	100	100

Oil & Gas Drilling (0.16%)
ENSCO International Inc
6.75%, 11/15/2007	322	322

Oil Company — Exploration & Production (0.62%)
Anadarko Petroleum Corp
6.09%, 9/15/2009 (b)	400	398
Pemex Project Funding Master Trust
7.04%, 10/15/2009 (b)(d)	500	513
6.99%, 6/15/2010 (b)(d)	350	355

		1,266

Oil Refining & Marketing (0.26%)
Premcor Refining Group Inc/The
9.50%, 2/1/2013	500	527

Optical Supplies (0.15%)
Bausch & Lomb Inc
6.95%, 11/15/2007	300	300

Paper & Related Products (0.13%)
Bowater Inc
8.69%, 3/15/2010 (b)	300	274

Pipelines (0.18%)
Northwest Pipeline Corp
6.63%, 12/1/2007	375	375

Property & Casualty Insurance (0.13%)
WR Berkley Corp
9.88%, 5/15/2008	267	273
Publishing — Periodicals (0.29%)
Dex Media East LLC/Dex Media East Finance Co
9.88%, 11/15/2009	300	308
12.13%, 11/15/2012	275	292

		600

Real Estate Operator & Developer (0.06%)
Duke Realty LP
3.50%, 11/1/2007	125	125
See accompanying notes

392

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Regional Banks (1.52%)
BAC Capital Trust XIII
6.09%, 3/15/2043 (b)	$250	$229
Capital One Financial Corp
6.00%, 9/10/2009 (b)	250	246
First Union Institutional Capital I
8.04%, 12/1/2026	1,200	1,250
Fleet Capital Trust II
7.92%, 12/11/2026	577	600
NB Capital Trust
7.83%, 12/15/2026	750	780

		3,105

REITS — Apartments (0.15%)
UDR Inc
4.50%, 3/3/2008	300	300

REITS — Diversified (0.51%)
iStar Financial Inc
6.24%, 3/16/2009 (b)	375	365
6.03%, 9/15/2009 (b)	400	386
6.07%, 3/ 9/2010 (b)	300	283

		1,034

REITS — Healthcare (0.40%)
HCP Inc
6.14%, 9/15/2008 (b)	825	824

REITS — Office Property (0.24%)
HRPT Properties Trust
6.29%, 3/16/201l(b)	500	495

REITS — Regional Malls (0.17%)
Simon Property Group LP
6.38%, 11/15/2007	355	355

REITS — Single Tenant (0.16%)
Tanger Properties LP
9.13%, 2/15/2008	330	333

REITS — Warehouse & Industrial (0.25%)
Prologis
5.75%, 8/24/2009 (b)	500	501

Rental — Auto & Equipment (0.49%)
Erac USA Finance Co
5.23%, 4/30/2009 (b)(d)	500	497
5.75%, 8/28/2009 (b)(d)(f)	500	503

		1,000

Retail — Drug Store (0.22%)
CVS Caremark Corp
5.92%, 6/1/2010 (b)	450	447

Retail — Petroleum Products (0.13%)
Petro Stopping Centers LP / Petro Finance
9.00%, 2/15/2012	250	261
Retail — Regional Department Store (0.50%)
JC Penney Corp Inc
6.50%, 12/15/2007	765	766
Macys Retail Holdings Inc
4.80%, 7/15/2009	250	247

		1,013

Rubber — Tires (0.12%)
Goodyear Tire & Rubber Co/The
9.13%, 12/1/2009	250	253

Satellite Telecommunications (0.30%)
Intelsat Corp
6.38%, 1/15/2008	610	608

Savings & Loans — Thrifts (0.23%)
Washington Mutual Inc
5.51%, 3/22/2012 (b)	500	476

Special Purpose Entity (0.30%)
Rockies Express Pipeline LLC
6.44%, 8/20/2009 (b)(d)	200	200
Williams Cos Inc Credit Linked Certificates
8.61%, 5/1/2009 (b)(d)	400	404

		604

Steel — Producers (0.13%)
Ispat Inland ULC
9.75%, 4/1/2014	250	272

Supranational Bank (0.25%)
Corp Andina de Fomento
5.78%, 6/13/2008 (b)	500	500

Telecommunication Services (0.23%)
Qwest Corp
5.63%, 11/15/2008	170	169
Telcordia Technologies Inc
8.99%, 7/15/2012 (b)(d)	325	301

		470

Telephone — Integrated (1.10%)
Sprint Nextel Corp
5.60%, 6/28/2010 (b)	275	274
Telecom Italia Capital SA
5.84%, 2/1/201l (b)	160	159
5.82%, 7/18/201l(b)	600	600
Telefonica Emisiones SAU
5.89%, 6/19/2009 (b)	1,000	1,001
5.69%, 2/4/2013 (b)(g)(h)	200	197

		2,231

See accompanying notes

393

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Tobacco (0.29%)
Altria Group Inc
7.65%, 7/1/2008 (e)	$240	$245
Reynolds American Inc
6.39%, 6/15/2011 (b)	350	348

		593

Wireless Equipment (0.20%)
Motorola Inc
4.61%, 11/16/2007	400	400

TOTAL BONDS		$177,102

SENIOR FLOATING RATE INTERESTS (0.50%)
Auto/Truck Parts & Equipment — Replacement (0.12%)
Allison Transmission Inc, Term Loan B
0.00%, 8/7/2014 (b)(i)	250	243

Electric — Integrated (0.03%)
Texas Competitive Electric Holdings Company, Term Loan B
0.00%, 10/29/2014 (b)(i)	74	74

Publishing — Periodicals (0.09%)
Dex Media East LLC; Term Loan B
0.00%, 10 /17/2014 (b)(i)	180	180

Retail Building products (0.16%)
HD Supply Inc, Term Loan B
0.00%, 8/30/2012 (b)(i)	320	320

Satellite Telecommunications (0.10%)
Telesat Canada Inc, Term Loan B
0.00%, 9/1/2014 (b)(i)	200	198

TOTAL SENIOR FLOATING RATE INTERESTS		$1,015

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (10.82%)
Federal Home Loan Mortgage Corporation (FHLMC) (0.47%)
7.11%, 7/1/2033 (b)	278	282
4.10%, 12/1/2034 (b)	663	671

		953

Federal National Mortgage Association (FNMA) (9.86%)
6.99%, 2/1/2021	674	678
6.47%, 6/1/2032 (b)	508	512
6.72%, 6/1/2032 (b)	429	433
7.40%, 8/1/2032 (b)	433	447
7.11%, 9/1/2032 (b)	754	759
3.98%, 5/1/2033 (b)	1,411	1,403
4.29%, 6/1/2033 (b)	952	970
6.90%, 10/1/2033 (b)	245	247
7.63%, 10/1/2033 (b)	204	208
7.63%, 1/1/2034 (b)	282	287
6.17%, 2/1/2034 (b)	263	267
5.66%, 3/1/2034 (b)	824	834
6.52%, 3/1/2034 (b)	892	896
6.94%, 3/1/2034 (b)	278	282
6.95%, 3/1/2034 (b)	442	450
5.25%, 4/1/2034 (b)	576	582
6.51%, 7/1/2034 (b)	1,107	1,120
3.77%, 12/1/2034 (b)	649	659
6.58%, 12/1/2034 (b)	822	826
6.09%, 1/1/2035 (b)	65	66
4.57%, 2/1/2035 (b)	598	606
5.88%, 2/1/2035 (b)	1,212	1,236
6.85%, 2/1/2035 (b)	137	140
4.28%, 5/1/2035 (b)	942	954
4.88%, 6/1/2035 (b)	521	524
4.75%, 7/1/2035 (b)	2,157	2,166
5.08%, 7/1/2035 (b)	1,303	1,318
4.52%, 9/1/2035 (b)	868	865
7.03%, 1/1/2036 (b)	183	186
7.27%, 10/1/2033 (b)	178	179

		20,100

U.S. Treasury (0.49%)
4.13%, 8/15/2008 (e)	1,000	1,000

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$22,053

SHORT TERM INVESTMENTS (2.35%)
Commercial Paper (1.85%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/1/2007	$3,768	$3,768

Money Market Funds (0.50%)
BNY Institutional Cash Reserve Fund (f)	1,009	1,009

TOTAL SHORT TERM INVESTMENTS		$4,777

Total Investments		$204,947
Liabilities in Excess of Other Assets, Net — (0.58)%		(1,180)

TOTAL NET ASSETS — 100.00%		$203,767

See accompanying notes

394

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

(a)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $20,257 or 9.94% of net assets.

(b)	Variable Rate

(c)	Security is Illiquid

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933, These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $21,538 or 10.57% of net assets.

(e)	Security or a portion of the security was on loan at the end of the period.

(f)	Security was purchased with the cash proceeds from securities loans.

(g)	Non-Income Producing Security

(h)	Security purchased on a when-issued basis.

(i)	This Senior Floating Rate Note will settle after October 31, 2007, at which time the interest rate will be determined.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$446
Unrealized Depreciation	(10,453)

Net Unrealized Appreciation (Depreciation)	(10,007)
Cost for federal income tax purposes	214,954
All dollar amounts are shown in thousands (000’s)
Options/Swaptions

		Exercise	Expiration
Description	Contracts	Rate	Month	U.S. $ Value

Written Put — OTC 10
Year Interest Rate
Swap; pay floating rate
based on 3-month
LIBOR; with Lehman
Brothers	15,000,000	5.78%	11/19/2007	$(1)

(Premiums received $28)				$(1)

All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Mortgage Securities	55.58%
Asset Backed Securities	14.98%
Financial	12.30%
Communications	4.89%
Consumer, Cyclical	2.94%
Consumer, Non-cyclical	2.91%
Industrial	1.58%
Utilities	1.34%
Energy	1.27%
Technology	1.24%
Government	0.74%
Basic Materials	0.60%
Diversified	0.21%
Liabilities in Excess of Other Assets, Net	(0.58%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Written Swaptions	0.00%
See accompanying notes

395

Schedule of Investments
West Coast Equity Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (98.81%)
Advanced Materials & Products (0.11%)
Ceradyne Inc (a)(b)	31,000	$2,121

Advertising Services (0.27%)
Getty Images Inc (a)(b)	184,300	5,206

Aerospace & Defense (3.24%)
Boeing Co	420,283	41,436
Northrop Grumman Corp	187,800	15,704
Teledyne Technologies Inc (a)(b)	92,000	4,812

		61,952

Agricultural Chemicals (0.12%)
Potash Corp of Saskatchewan (a)	17,900	2,198

Agricultural Operations (0.30%)
Archer-Daniels-Midland Co	159,700	5,714

Airlines (0.93%)
Alaska Air Group Inc (a)(b)	281,610	7,153
Cathay Pacific Airways Ltd (b)	722,900	10,590

		17,743

Apparel Manufacturers (0.27%)
Columbia Sportswear Co (a)	107,750	5,253

Applications Software (4.46%)
Actuate Corp (a)(b)	809,100	7,112
Microsoft Corp	1,919,778	70,667
Quest Software Inc (a)(b)	423,400	7,367

		85,146

Athletic Footwear (1.47%)
Nike Inc	424,900	28,154

Auto — Car & Light Trucks (0.90%)
Toyota Motor Corp ADR (a)	150,400	17,212

Auto — Medium & Heavy Duty Trucks (1.45%)
Paccar Inc	497,745	27,655

Beverages — Non-Alcoholic (0.69%)
PepsiCo Inc	178,900	13,189

Building — Mobile Home & Manufactured Housing (0.47%)
Monaco Coach Corp (a)	775,134	8,992

Building — Residential & Commercial (0.08%)
KB Home	58,400	1,614

Building & Construction Products — Miscellaneous (0.59%)
Simpson Manufacturing Co Inc (a)	373,330	11,196

Building Products — Cement & Aggregate (0.00%)
Cemex SAB de CV ADR (b)	9	$—

Cellular Telecommunications (0.12%)
China Mobile Ltd ADR	9,500	985
NII Holdings Inc (a)(b)	23,700	1,375

		2,360

Chemicals — Specialty (0.06%)
Symyx Technologies (a)(b)	128,866	1,187

Commercial Banks (2.51%)
Banner Corp (a)	95,297	3,112
Cascade Bancorp	10,000	192
City National Corp/CA	224,500	15,176
East West Bancorp Inc	514,600	17,363
Pacific Capital Bancorp NA (a)	96,133	1,993
UCBH Holdings Inc (a)	191,500	3,269
UnionBanCal Corp	126,100	6,811

		47,916

Computer Aided Design (0.22%)
Autodesk Inc (a)(b)	85,000	4,156

Computers (2.12%)
Apple Inc (b)	69,850	13,268
Hewlett-Packard Co	526,000	27,184

		40,452

Computers — Integrated Systems (0.13%)
Echelon Corp (a)(b)	97,000	2,139
Radisys Corp (a)(b)	30,034	404

		2,543

Computers — Memory Devices (0.11%)
Network Appliance Inc (a)(b)	68,100	2,144

Consumer Products — Miscellaneous (1.13%)
Central Garden and Pet Co — A Shares (a)(b)	196,700	1,636
Central Garden and Pet Co (a)(b)	40,189	333
Clorox Co	312,830	19,574

		21,543

Cosmetics & Toiletries (2.15%)
Bare Escentuals Inc (a)(b)	46,472	1,148
Colgate-Palmolive Co	152,000	11,593
Estee Lauder Cos Inc/The	146,100	6,414
Procter & Gamble Co	316,000	21,968

		41,123

Data Processing & Management (0.11%)
Fair Isaac Corp (a)	55,150	2,091
See accompanying notes

396

Schedule of Investments
West Coast Equity Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Diagnostic Kits (0.34%)
OraSure Technologies Inc (a)(b)	724,681	$6,573

Dialysis Centers (0.68%)
DaVita Inc (a)(b)	198,200	12,921

Disposable Medical Products (0.29%)
CR Bard Inc	66,000	5,518

Distribution & Wholesale (0.06%)
Building Materials Holding Corp (a)	141,550	1,113

Diversified Manufacturing Operations (0.99%)
General Electric Co	457,900	18,847

E-Commerce — Products (0.42%)
Amazon.Com Inc (a)(b)	37,000	3,299
Blue Nile Inc (a)(b)	60,350	4,770

		8,069

E-Commerce — Services (0.18%)
eBay Inc (b)	93,000	3,357

Electric — Integrated (0.83%)
Edison International	146,900	8,533
PG&E Corp (a)	149,000	7,291

		15,824

Electronic Components — Semiconductors (2.05%)
Intel Corp	870,800	23,424
Lattice Semiconductor Corp (a)(b)	242,480	1,014
LSI Corp (a)(b)	336,500	2,221
Nvidia Corp (a)(b)	139,000	4,918
Pixelworks Inc (a)(b)	341,180	385
QLogic Corp (a)(b)	307,600	4,777
SiRF Technology Holdings Inc (a)(b)	80,100	2,388

		39,127

Electronic Design Automation (0.06%)
Mentor Graphics Corp (a)(b)	76,900	1,232

Electronic Forms (1.76%)
Adobe Systems Inc (b)	701,200	33,587

Electronic Measurement Instruments (1.10%)
Itron lnc(a)(b)	85,050	9,142
Tektronix Inc (a)	96,405	3,649
Trimble Navigation Ltd (a)(b)	198,868	8,293

		21,084

Engineering — Research & Development Services (2.51%)
Jacobs Engineering Group Inc (a)(b)	551,253	48,042

Enterprise Software & Services (1.10%)
Informatica Corp (a)(b)	219,600	3,751
Oracle Corp (b)	576,600	$12,783
Sybase Inc (a)(b)	156,200	4,467

		21,001

Entertainment Software (0.54%)
Electronic Arts Inc (a)(b)	169,000	10,329

Fiduciary Banks (0.75%)
Northern Trust Corp	189,813	14,276

Finance — Auto Loans (0.01%)
United PanAm Financial Corp (a)(b)	33,440	210

Finance — Investment Banker & Broker (2.71%)
Charles Schwab Corp/The	1,593,600	37,035
Goldman Sachs Group Inc/The	51,000	12,644
Piper Jaffray Cos (a)(b)	41,132	2,114

		51,793

Finance — Mortgage Loan/Banker (0.25%)
Countrywide Financial Corp	157,200	2,440
Federal National Mortgage Association	42,000	2,395

		4,835

Food -Retail (1.25%)
Dairy Farm International Holdings Ltd ADR (a)	226,303	5,556
Kroger Co/The	330,700	9,719
Safeway Inc	254,600	8,656

		23,931

Forestry (1.95%)
Plum Creek Timber Co Inc (a)	217,000	9,693
Weyerhaeuser Co	362,000	27,480

		37,173

Gas — Distribution (0.78%)
Sempra Energy (a)	241,600	14,861

Health Care Cost Containment (1.01%)
McKesson Corp	291,617	19,276

Hotels & Motels (0.62%)
Red Lion Hotels Corp (b)(c)(d)	1,206,085	11,844

Human Resources (0.48%)
AMN Healthcare Services Inc (a)(b)	254,000	4,829
Robert Half International Inc	146,100	4,396

		9,225

Industrial Automation & Robots (0.10%)
Intermec Inc (a)(b)	74,800	1,901

Instruments — Scientific (2.26%)
Applera Corp — Applied Biosystems Group	227,600	8,453
See accompanying notes

397

Schedule of Investments
West Coast Equity Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Instruments — Scientific (continued)
Dionex Corp (a)(b)	275,086	$24,208
FBI Co (a)(b)	360,925	10,470

		43,131

Internet Application Software (0.55%)
Art Technology Group Inc (a)(b)	2,285,161	10,535

Internet Security (0.10%)
VeriSign Inc (a)(b)	56,700	1,933

Investment Management & Advisory Services (2.08%)
Franklin Resources Inc	306,000	39,682

Lasers — Systems & Components (0.22%)
Electro Scientific Industries Inc (a)(b)	191,519	4,179

Life & Health Insurance (1.55%)
StanCorp Financial Group Inc	536,030	29,551

Machinery — Material Handling (0.32%)
Cascade Corp	95,700	6,027

Medical — Biomedical/Gene (1.80%)
Affymetrix Inc (a)(b)	27,000	687
Amgen Inc (b)	259,139	15,058
Genentech Inc (b)	198,000	14,678
Martek Biosciences Corp (a)(b)	133,117	4,067

		34,490

Medical — Drugs (2.74%)
Abbott Laboratories (a)	261,450	14,280
Allergan Inc/United States	564,750	38,166

		52,446

Medical — Generic Drugs (0.30%)
Watson Pharmaceuticals Inc (b)	187,400	5,727

Medical — HMO (0.28%)
Health Net Inc (b)	98,560	5,284

Medical — Nursing Homes (0.00%)
Sun Healthcare Group Inc (a)(b)	3,300	53

Medical Instruments (0.22%)
Techne Corp (a)(b)	64,600	4,215

Medical Products (2.20%)
Johnson & Johnson	135,700	8,844
Mentor Corp (a)	231,100	9,838
Stryker Corp (a)	55,200	3,919
Varian Medical Systems Inc (a)(b)	364,900	17,796
Zimmer Holdings Inc (b)	25,000	1,737

		42,134

Metal Processors & Fabrication (0.83%)
Precision Castparts Corp	105,996	$15,879

Multimedia (1.11%)
Walt Disney Co/The (a)	610,410	21,138

Networking Products (2.51%)
Cisco Systems Inc (b)	1,336,300	44,178
Polycom Inc (a)(b)	133,000	3,721

		47,899

Non-Hazardous Waste Disposal (0.37%)
Waste Connections Inc (a)(b)	209,350	7,078

Office Supplies & Forms (0.07%)
Avery Dennison Corp (a)	24,400	1,413

Oil & Gas Drilling (0.70%)
Nabors Industries Ltd (a)(b)	473,900	13,307

Oil Company — Exploration & Production (4.56%)
Apache Corp	174,000	18,063
Berry Petroleum Co (a)	516,200	25,149
Occidental Petroleum Corp	635,200	43,861

		87,073

Oil Company — Integrated (3.33%)
Chevron Corp	519,526	47,542
Exxon Mobil Corp	175,700	16,162

		63,704

Property & Casualty Insurance (0.18%)
Mercury General Corp (a)	67,100	3,443

Publishing — Newspapers (0.05%)
McClatchy Co (a)	62,673	1,040

Regional Banks (4.47%)
Bank of America Corp	132,000	6,373
US Bancorp	666,300	22,095
Wells Fargo & Co	1,675,522	56,984

		85,452

REITS — Apartments (0.48%)
Essex Property Trust Inc (a)	74,500	9,196

REITS — Healthcare (0.77%)
HCP Inc	393,585	13,398
Nationwide Health Properties Inc (a)	41,100	1,283

		14,681

REITS — Warehouse & Industrial (0.81%)
AMB Property Corp (a)	235,900	15,416
See accompanying notes

398

Schedule of Investments
West Coast Equity Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Respiratory Products (0.38%)
Resmed Inc (a)(b)	175,600	$7,275

Retail — Apparel & Shoe (0.67%)
Nordstrom Inc (a)	326,300	12,869

Retail — Automobile (0.52%)
Copart Inc (b)	259,300	9,952

Retail — Discount (2.11%)
Costco Wholesale Corp (a)	598,640	40,265

Retail — Drug Store (0.36%)
CVS Caremark Corp	166,965	6,974

Retail — Restaurants (1.20%)
Jamba Inc (a)(b)	38,500	209
McCormick & Schmick’s Seafood Restaurant (a)(b)	28,500	484
Starbucks Corp (a)(b)	834,700	22,270

		22,963

Savings & Loans — Thrifts (1.31%)
Washington Federal Inc (a)	990,955	23,942
Washington Mutual Inc	37,600	1,048

		24,990

Semiconductor Component — Integrated Circuits (0.40%)
Cypress Semiconductor Corp (a)(b)	93,800	3,428
Exar Corp (a)(b)	68,800	837
Linear Technology Corp (a)	100,200	3,309

		7,574

Semiconductor Equipment (0.80%)
Applied Materials Inc	264,800	5,143
Kla-Tencor Corp (a)	117,700	6,197
Novellus Systems Inc (a)(b)	136,300	3,872

		15,212

Steel — Producers (1.66%)
Reliance Steel & Aluminum Co	116,800	6,815
Schnitzer Steel Industries Inc (a)	375,533	24,812

		31,627

Telecommunication Services (0.07%)
Clearwire Corp (a)(b)	60,800	1,248

Telephone — Integrated (0.20%)
Sprint Nextel Corp	219,000	3,745

Therapeutics (0.93%)
Amylin Pharmaceuticals Inc (a)(b)	81,000	3,647
CV Therapeutics Inc (a)(b)	252,498	2,585
Dendreon Corp (a)(b)	231,141	1,727
Gilead Sciences Inc (b)	214,200	9,894

		17,853

Toys (0.15%)
Mattel Inc	138,900	2,902

Transactlonal Software (0.12%)
VeriFone Holdings Inc (a)(b)	48,000	2,373

Transport — Equipment & Leasing (0.38%)
Greenbrier Cos Inc (a)	275,000	7,345

Transport — Services (1.50%)
Expeditors International Washington Inc (a)	567,040	28,721

Travel Services (0.25%)
Ambassadors Group Inc (a)	260,309	4,730

Ultra Sound Imaging Systems (0.92%)
SonoSite Inc (a)(b)	501,963	17,664

Veterinary Diagnostics (0.81%)
VCAAntech Inc(b)	335,000	15,427

Water (0.23%)
California Water Service Group (a)	100,000	4,439

Web Portals (1.94%)
Google Inc (b)	38,825	27,449
Yahoo! Inc (a)(b)	307,800	9,573

		37,022

Wireless Equipment (0.21%)
Qualcomm Inc	95,900	4,098

TOTAL COMMON STOCKS		$1,888,183

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (18.38%)
Money Market Funds (18.38%)
BNY Institutional Cash Reserve Fund (e)	$351,127	$351,127

TOTAL SHORT TERM INVESTMENTS		$351,127

REPURCHASE AGREEMENTS (1.20%)
Money Center Banks (1.20%)

Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $11,789,000;0%; dated 12/13/07-07/25/08)	$11,445	$11,445
See accompanying notes

399

Schedule of Investments
West Coast Equity Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS (continued)
Money Center Banks (continued)

Investment in Joint Trading Account;
Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $11,789,000; 0% - 6.13%; dated 12/04/07-08/25/16)	$11,445	$11,445

		22,890

TOTAL REPURCHASE AGREEMENTS		$22,890

Total Investments		$2,262,200
Liabilities in Excess of Other Assets, Net - (18.39)%		(351,320)

TOTAL NET ASSETS - 100.00%		$1,910,880

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Affiliated Security

(d)	Affiliated Security as defined by the Investment Company Act of 1940 (the Fund controls 5.0% or more of the outstanding voting shares of the security).

(e)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$792,995
Unrealized Depreciation	(33,704)

Net Unrealized Appreciation (Depreciation)	759,291
Cost for federal income tax purposes	1,502,909
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	37.44%
Consumer, Non-cyclical	19.00%
Industrial	14.52%
Technology	13.97%
Consumer, Cyclical	11.52%
Energy	8.59%
Communications	7.73%
Basic Materials	3.78%
Utilities	1.84%
Liabilities in Excess of Other Assets, Net	(18.39%)

TOTAL NET ASSETS	100.00%

See accompanying notes

400

Schedule of Investments
West Coast Equity Fund
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases		Sales		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Red Lion Hotels Corp	1,227,885	$10,210	1,500	$19	23,300	$291	1,206,085	$9,864

		$10,210		$19		$291		$9,864

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Red Lion Hotels Corp	$—	$-74	$—

	$—	$-74	$—

See accompanying notes

401

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
BOND & MORTGAGE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$10.67	$10.63	$10.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.53	0.47	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.04	(0.27)

Total From Investment Operations	0.36	0.51	(0.12)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.53)	(0.47)	(0.15)

Total Dividends and Distributions	(0.53)	(0.47)	(0.15)

Net Asset Value, End of Period	$10.50	$10.67	$10.63

Total Return(C)	3.42%	4.93%	(1.09	)%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$162,637	$168,767	$172,274
Ratio of Expenses to Average Net Assets(E)	0.94%	0.94%	0.94	%(F)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(E),(G)	N/A	0.94%	0.94	%(F)
Ratio of Net Investment Income to Average Net Assets	4.98%	4.42%	3.95	%(F)
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(F),(H)

	2007	2006	2005(A)
BOND & MORTGAGE SECURITIES FUND
Class B shares
Net Asset Value, Beginning of Period	$10.67	$10.64	$10.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.46	0.40	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.03	(0.26)

Total From Investment Operations	0.29	0.43	(0.14)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.46)	(0.40)	(0.12)

Total Dividends and Distributions	(0.46)	(0.40)	(0.12)

Net Asset Value, End of Period	$10.50	$10.67	$10.64

Total Return(C)	2.74%	4.15%	(1 .27	)%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,624	$25,384	$28,559
Ratio of Expenses to Average Net Assets(E)	1.60%	1.60%	1 .60	%(F)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(E),(G)	N/A	1.60%	1 .60	%(F)
Ratio of Net Investment Income to Average Net Assets	4.32%	3.76%	3 .30	%(F)
Portfolio Turnover Rate	259.1%	274.5%	202 .1	%(F),(H)

	2007(I)
BOND & MORTGAGE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$10.66
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)

Total From Investment Operations	0.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)

Total Dividends and Distributions	(0.36)

Net Asset Value, End of Period	$10.50

Total Return(C)	1 .92	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,445
Ratio of Expenses to Average Net Assets(E)	1 .75	%(F)
Ratio of Net Investment Income to Average Net Assets	4 .26	%(F)
Portfolio Turnover Rate	259.1%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(H)	Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

(I)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share and incurred a net realized and unrealized loss of $.03 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

402

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

2007	2006	2005	2004	2003
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
Class A shares
Net Asset Value, Beginning of Period	$10.97	$10.85	$11.14	$11.14	$11.08
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .38	(A)	0.36	0.34	0.33	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.14	(0.29)	0.10	0.12

Total From Investment Operations	0.22	0.50	0.05	0.43	0.47
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.36)	(0.34)	(0.33)	(0.35)
Distributions from Realized Gains	–	(0.02)	–	(0.10)	(0.06)

Total Dividends and Distributions	(0.39)	(0.38)	(0.34)	(0.43)	(0.41)

Net Asset Value, End of Period	$10.80	$10.97	$10.85	$11.14	$11.14

Total Return(B)	2.14%	4.68%	0.52%	4.02%	4.29%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$51,347	$57,665	$65,667	$65,772	$75,231
Ratio of Expenses to Average Net Assets	0.88%	0.86%	0.87%	0.85%	0.77%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(C)	0.86%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(D)	0.91%	0.86%	0.87%	0.86%	0.86%
Ratio of Net Investment Income to Average Net Assets .	3.53%	3.35%	3.11%	3.02%	3.15%
Portfolio Turnover Rate	32.0%	22.0%	27.0%	37.0%	65.0%

2007	2006	2005	2004	2003
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
Class B shares
Net Asset Value, Beginning of Period	$10.97	$10.85	$11.14	$11.14	$11.08
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .30	(A)	0.28	0.26	0.25	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.14	(0.29)	0.10	0.12

Total From Investment Operations	0.14	0.42	(0.03)	0.35	0.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.28)	(0.26)	(0.25)	(0.27)
Distributions from Realized Gains	–	(0.02)	–	(0.10)	(0.06)

Total Dividends and Distributions	(0.31)	(0.30)	(0.26)	(0.35)	(0.33)

Net Asset Value, End of Period	$10.80	$10.97	$10.85	$11.14	$11.14

Total Return(B)	1.36%	3.89%	(0.24)%	3.24%	3.51%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,710	$45,440	$59,562	$71,502	$93,448
Ratio of Expenses to Average Net Assets	1.65%	1.62%	1.63%	1.61%	1.53%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(C)	1.62%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(D)	1.68%	1.62%	1.63%	1.62%	1.62%
Ratio of Net Investment Income to Average Net Assets	2.76%	2.59%	2.35%	2.26%	2.39%
Portfolio Turnover Rate	32.0%	22.0%	27.0%	37.0%	65.0%

2007	2006	2005	2004	2003
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
Class C shares
Net Asset Value, Beginning of Period	$10.96	$10.85	$11.14	$11.14	$11.08
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .30	(A)	0.28	0.26	0.25	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	0.13	(0.29)	0.10	0.12

Total From Investment Operations	0.15	0.41	(0.03)	0.35	0.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.28)	(0.26)	(0.25)	(0.27)
Distributions from Realized Gains	–	(0.02)	–	(0.10)	(0.06)

Total Dividends and Distributions	(0.31)	(0.30)	(0.26)	(0.35)	(0.33)

Net Asset Value, End of Period	$10.80	$10.96	$10.85	$11.14	$11.14

Total Return(B)	1.36%	3.89%	(0.24)%	3.24%	3.50%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,690	$6,129	$7,476	$8,763	$10,317
Ratio of Expenses to Average Net Assets	1.65%	1.62%	1.63%	1.61%	1.53%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(C)	1.63%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(D)	2.20%	1.62%	1.63%	1.62%	1.62%
Ratio of Net Investment Income to Average Net Assets	2.75%	2.59%	2.35%	2.26%	2.39%
Portfolio Turnover Rate	32.0%	22.0%	27.0%	37.0%	65.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Excludes interest expense and fees paid through inverse floater agreements. See “Operating Policies” in notes to financial statements.

(D)	Excludes expense reimbursement from Manager and/or custodian credits.
See accompanying notes.

403

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

2007	2006	2005	2004	2003
CALIFORNIA MUNICIPAL FUND
Class A shares
Net Asset Value, Beginning of Period	$11.32	$11.24	$11.42	$11.22	$11.35
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .47	(A)	0.48	0.48	0.49	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	0.22	(0.15)	0.20	(0.06)

Total From Investment Operations	(0.04)	0.70	0.33	0.69	0.41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.48)	(0.48)	(0.49)	(0.47)
Distributions from Realized Gains	(0.07)	(0.14)	(0.03)	–	(0.07)

Total Dividends and Distributions	(0.54)	(0.62)	(0.51)	(0.49)	(0.54)

Net Asset Value, End of Period	$10.74	$11.32	$11.24	$11.42	$11.22

Total Return(B)	(0.37)%	6.45%	2.90%	6.25%	3.69%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$273,618	$264,924	$241,879	$232,239	$252,511
Ratio of Expenses to Average Net Assets	1.18%	0.84%	0.84%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(C)	0.82%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(D)	1.18%	0.84%	0.84%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets	4.30%	4.26%	4.19%	4.32%	4.14%
Portfolio Turnover Rate	63.7%	29.0%	26.0%	27.0%	34.0%

2007	2006	2005	2004	2003
CALIFORNIA MUNICIPAL FUND
Class B shares
Net Asset Value, Beginning of Period	$11.32	$11.24	$11.42	$11.22	$11.35
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .39	(A)	0.39	0.39	0.40	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	0.22	(0.15)	0.20	(0.06)

Total From Investment Operations	(0.12)	0.61	0.24	0.60	0.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.39)	(0.39)	(0.40)	(0.38)
Distributions from Realized Gains	(0.07)	(0.14)	(0.03)	–	(0.07)

Total Dividends and Distributions	(0.46)	(0.53)	(0.42)	(0.40)	(0.45)

Net Asset Value, End of Period	$10.74	$11.32	$11.24	$11.42	$11.22

Total Return(B)	(1.12)%	5.66%	2.13%	5.47%	2.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$84,070	$132,364	$162,534	$195,930	$255,445
Ratio of Expenses to Average Net Assets	1.92%	1.58%	1.59%	1.59%	1.59%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(C)	1.58%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(D)	1.92%	1.58%	1.59%	1.59%	1.59%
Ratio of Net Investment Income to Average Net Assets	3.53%	3.52%	3.44%	3.58%	3.40%
Portfolio Turnover Rate	63.7%	29.0%	26.0%	27.0%	34.0%

2007	2006	2005	2004	2003
CALIFORNIA MUNICIPAL FUND
Class C shares
Net Asset Value, Beginning of Period	$11.32	$11.24	$11.42	$11.22	$11.35
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .39	(A)	0.39	0.39	0.40	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	0.22	(0.15)	0.20	(0.06)

Total From Investment Operations	(0.12)	0.61	0.24	0.60	0.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.39)	(0.39)	(0.40)	(0.38)
Distributions from Realized Gains	(0.07)	(0.14)	(0.03)	–	(0.07)

Total Dividends and Distributions	(0.46)	(0.53)	(0.42)	(0.40)	(0.45)

Net Asset Value, End of Period	$10.74	$11.32	$11.24	$11.42	$11.22

Total Return(B)	(1.14)%	5.65%	2.13%	5.46%	2.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,127	$4,413	$4,641	$5,275	$8,193
Ratio of Expenses to Average Net Assets	1.95%	1.59%	1.59%	1.60%	1.59%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(C)	1.59%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(D)	2.49%	1.59%	1.59%	1.60%	1.59%
Ratio of Net Investment Income to Average Net Assets	3.53%	3.52%	3.44%	3.57%	3.40%
Portfolio Turnover Rate	63.7%	29.0%	26.0%	27.0%	34.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Excludes interest expense and fees paid through inverse floater agreements. See “Operating Policies” in notes to financial statements.

(D)	Excludes expense reimbursement from Manager and/or custodian credits.
See accompanying notes.

404

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(A)
DISCIPLINED LARGECAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period	$16.07		$14.35	$14.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.12		0.11	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.13		1.86	0.25

Total From Investment Operations	2.25		1.97	0.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.05)	—
Distributions from Realized Gains	(0.38)		(0.20)	—

Total Dividends and Distributions	(0.47)		(0.25)	—

Net Asset Value, End of Period	$17.85		$16.07	$14.35

Total Return(C)	14.31%		13.86%	1.92	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$690,007		$95,018	$88,400
Ratio of Expenses to Average Net Assets(E)	0.89%		1.20%	1.11	%(F)
Ratio of Net Investment Income to Average Net Assets	0.74%		0.70%	0.40	%(F)
Portfolio Turnover Rate	101.4	%(G)	92.4%	86.7	%(F),(H)

	2007		2006	2005(A)
DISCIPLINED LARGECAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period	$15.94		$14.32	$14.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.05)		(0.03)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.11		1.85	0.25

Total From Investment Operations	2.06		1.82	0.24
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.20)	–

Total Dividends and Distributions	(0.38)		(0.20)	–

Net Asset Value, End of Period	$17.62		$15.94	$14.32

Total Return(C)	13.14%		12.82%	1.70	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$61,799		$13,117	$14,390
Ratio of Expenses to Average Net Assets(E)	1.91%		2.14%	1.78	%(F)
Ratio of Net Investment Income to Average Net Assets	(0.27)%		(0.22)%	(0.27	)%(F)
Portfolio Turnover Rate	101.4	%(G)	92.4%	86.7	%(F),(H)

	2007(I)
DISCIPLINED LARGECAP BLEND FUND
Class C shares
Net Asset Value, Beginning of Period	$16.26
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.48

Total From Investment Operations	1.45

Net Asset Value, End of Period	$17.71

Total Return(C)	8.92	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,480
Ratio of Expenses to Average Net Assets(E)	1.82	%(F)
Ratio of Net Investment Income to Average Net Assets	(0.21	)%(F)
Portfolio Turnover Rate	101.4	%(G)

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth & Income Fund.

(H)	Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.

(I)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.09 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

405

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(A)
DIVERSIFIED INTERNATIONAL FUND
Class A shares
Net Asset Value, Beginning of Period	$14.33		$11.43	$10.35
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.15		0.11	0.01
Net Realized and Unrealized Gain (Loss) on Investments	4.26		3.28	1.07

Total From Investment Operations	4.41		3.39	1.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)		(0.03)	—
Distributions from Realized Gains	(1.27)		(0.46)	—

Total Dividends and Distributions	(1.41)		(0.49)	—

Net Asset Value, End of Period	$17.33		$14.33	$11.43

Total Return(C)	33.39%		30.57%	10.43	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$699,188		$366,675	$291,878
Ratio of Expenses to Average Net Assets(E)	1.30%		1.41%	1.38	%(F)
Ratio of Net Investment Income to Average Net Assets	0.99%		0.84%	0.13	%(F)
Portfolio Turnover Rate	111.3	%(G)	107.5%	202.7	%(F),(H)

	2007		2006	2005(A)
DIVERSIFIED INTERNATIONAL FUND
Class B shares
Net Asset Value, Beginning of Period	$14.26		$11.41	$10.35
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	—		0.02	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	4.25		3.29	1.08

Total From Investment Operations	4.25		3.31	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)		—	—
Distributions from Realized Gains	(1.27)		(0.46)	—

Total Dividends and Distributions	(1.30)		(0.46)	—

Net Asset Value, End of Period	$17.21		$14.26	$11.41

Total Return(C)	32.17%		29.88%	10.24	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$74,783		$48,040	$43,285
Ratio of Expenses to Average Net Assets(E)	2.26%		2.10%	1.99	%(F)
Ratio of Net Investment Income to Average Net Assets	0.01%		0.14%	(0.48	)%(F)
Portfolio Turnover Rate	111.3	%(G)	107.5%	202.7	%(F),(H)

	2007(I)
DIVERSIFIED INTERNATIONAL FUND
Class C shares
Net Asset Value, Beginning of Period	$13.71
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	3.48

Total From Investment Operations	3.51

Net Asset Value, End of Period	$17.22

Total Return(C)	25.60	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,837
Ratio of Expenses to Average Net Assets(E)	2.08	%(F)
Ratio of Net Investment Income to Average Net Assets	0.24	%(F)
Portfolio Turnover Rate	111.3	%(G)

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.

(H)	Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.

(I)	Period from January 17, 2007 date shares first offered, through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.05 per share from January 10, 2007 through January 16, 2007.
See accompanying notes.

406

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004	2003
EQUITY INCOME FUND I
Class A shares
Net Asset Value, Beginning of Period	$22.43		$20.07	$17.79	$15.46	$12.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(A)	0.37		0.33	0.41	0.29	0.33
Net Realized and Unrealized Gain (Loss) on Investments	2.54		3.00	2.25	2.33	2.73

Total From Investment Operations	2.91		3.33	2.66	2.62	3.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)		(0.34)	(0.38)	(0.29)	(0.33)
Distributions from Realized Gains	(1.20)		(0.63)	—	—	—

Total Dividends and Distributions	(1.53)		(0.97)	(0.38)	(0.29)	(0.33)

Net Asset Value, End of Period	$23.81		$22.43	$20.07	$17.79	$15.46

Total Return(B)	13.59%		17.16%	15.06%	17.06%	24.43%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,894,426		$1,514,188	$887,828	$438,776	$268,489
Ratio of Expenses to Average Net Assets	0.84%		0.87%	0.90%	0.91%	0.95%
Ratio of Gross Expenses to Average Net Assets(C)	0.84%		0.87%	0.90%	0.91%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.60%		1.56%	2.13%	1.74%	2.43%
Portfolio Turnover Rate	85 .6	%(D)	81.0%	32.0%	20.0%	18.0%

	2007		2006	2005	2004	2003
EQUITY INCOME FUND I
Class B shares
Net Asset Value, Beginning of Period	$22.26		$19.93	$17.67	$15.36	$12.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(A)	0.17		0.15	0.24	0.14	0.20
Net Realized and Unrealized Gain (Loss) on Investments	2.53		2.98	2.24	2.30	2.71

Total From Investment Operations	2.70		3.13	2.48	2.44	2.91
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)		(0.17)	(0.22)	(0.13)	(0.20)
Distributions from Realized Gains	(1.20)		(0.63)	—	—	—

Total Dividends and Distributions	(1.34)		(0.80)	(0.22)	(0.13)	(0.20)

Net Asset Value, End of Period	$23.62		$22.26	$19.93	$17.67	$15.36

Total Return(B)	12.68%		16.16%	14.07%	16.04%	23.19%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$391,824		$330,900	$226,390	$144,144	$103,888
Ratio of Expenses to Average Net Assets	1.68%		1.73%	1.78%	1.81%	1.89%
Ratio of Gross Expenses to Average Net Assets(C)	1.68%		1.73%	1.78%	1.81%	1.89%
Ratio of Net Investment Income to Average Net Assets	0.76%		0.70%	1.25%	0.84%	1.49%
Portfolio Turnover Rate	85 .6	%(D)	81.0%	32.0%	20.0%	18.0%

	2007		2006	2005	2004	2003
EQUITY INCOME FUND I
Class C shares
Net Asset Value, Beginning of Period	$22.08		$19.79	$17.57	$15.29	$12.62
Income from Investment Operations:
Net Investment Income (Operating Loss)(A)	0.19		0.16	0.26	0.16	0.22
Net Realized and Unrealized Gain (Loss) on Investments	2.51		2.96	2.22	2.30	2.68

Total From Investment Operations	2.70		3.12	2.48	2.46	2.90
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.16)		(0.20)	(0.26)	(0.18)	(0.23)
Distributions from Realized Gains	(1.20)		(0.63)	—	—	—

Total Dividends and Distributions	(1.36)		(0.83)	(0.26)	(0.18)	(0.23)

Net Asset Value, End of Period	$23.42		$22.08	$19.79	$17.57	$15.29

Total Return(B)	12.72%		16.28%	14.16%	16.16%	23.29%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$299,675		$251,685	$128,523	$33,770	$5,973
Ratio of Expenses to Average Net Assets	1.61%		1.64%	1.68%	1.70%	1.78%
Ratio of Gross Expenses to Average Net Assets(C)	1.61%		1.64%	1.68%	1.70%	1.78%
Ratio of Net Investment Income to Average Net Assets	0.83%		0.79%	1.35%	0.95%	1.60%
Portfolio Turnover Rate	85 .6	%(D)	81.0%	32.0%	20.0%	18.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Excludes expense reimbursement from Manager and/or custodian credits.

(D)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Fund and WM Equity Income Fund.
See accompanying notes.

407

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(A)
GLOBAL REAL ESTATE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.07

Total From Investment Operations	0.08

Net Asset Value, End of Period	$10.08

Total Return(B)	0.80	%(C)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,139
Ratio of Expenses to Average Net Assets	1.45	%(D)
Ratio of Net Investment Income to Average Net Assets	1.31	%(D)
Portfolio Turnover Rate	86.7	%(D)

	2007(A)
GLOBAL REAL ESTATE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)	—
Net Realized and Unrealized Gain (Loss) on Investments	0.07

Total From Investment Operations	0.07

Net Asset Value, End of Period	$10.07

Total Return(B)	0.70	%(C)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,546
Ratio of Expenses to Average Net Assets	2.20	%(D)
Ratio of Net Investment Income to Average Net Assets	0.50	%(D)
Portfolio Turnover Rate	86.7	%(D)

(A)	Period from October 1, 2007, date shares first offered, through October 31, 2007.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Total return amounts have not been annualized.

(D)	Computed on an annualized basis.
See accompanying notes.

408

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
GOVERNMENT & HIGH QUALITY BOND FUND
Class A shares
Net Asset Value, Beginning of Period	$10.13	$10.11	$10.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.44	0.41	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.02	(0.25)

Total From Investment Operations	0.38	0.43	(0.13)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.41)	(0.14)

Total Dividends and Distributions	(0.45)	(0.41)	(0.14)

Net Asset Value, End of Period	$10.06	$10.13	$10.11

Total Return(C)	3.84%	4.38%	(1.28	)%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$194,295	$211,705	$244,381
Ratio of Expenses to Average Net Assets	0.88%	0.96%	0.81	%(E)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(F)	N/A	0.85%	0.77	%(E)
Ratio of Net Investment Income to Average Net Assets	4.39%	4.03%	3.35	%(E)
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(E),(G)

	2007	2006	2005(A)
GOVERNMENT & HIGH QUALITY BOND FUND
Class B shares
Net Asset Value, Beginning of Period	$10.13	$10.11	$10.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.35	0.32	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.02	(0.26)

Total From Investment Operations	0.29	0.34	(0.17)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.32)	(0.10)

Total Dividends and Distributions	(0.36)	(0.32)	(0.10)

Net Asset Value, End of Period	$10.06	$10.13	$10.11

Total Return(C)	2.94%	3.48%	(1.62	)%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$33,667	$38,018	$47,116
Ratio of Expenses to Average Net Assets	1.78%	1.79%	1.74	%(E)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(F)	N/A	1.68%	1.69	%(E)
Ratio of Net Investment Income to Average Net Assets	3.49%	3.19%	2.42	%(E)
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(E),(G)

	2007(H)
GOVERNMENT & HIGH QUALITY BOND FUND
Class C shares
Net Asset Value, Beginning of Period	$10.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.04)

Total From Investment Operations	0.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)

Total Dividends and Distributions	(0.30)

Net Asset Value, End of Period	$10.07

Total Return(C)	2.56	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,506
Ratio of Expenses to Average Net Assets(I)	1.65	%(E)
Ratio of Net Investment Income to Average Net Assets	3.63	%(E)
Portfolio Turnover Rate	261.5%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Computed on an annualized basis.

(F)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(G)	Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Income Fund, Inc.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share and incurred a net realized and unrealized loss of $.03 per share from January 10, 2007, through January 16, 2007.

(I)	Reflects Manager’s contractual expense limit.
See accompanying notes.

409

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

2007	2006	2005	2004	2003
HIGH YIELD FUND II
Class A shares
Net Asset Value, Beginning of Period	$8.79	$8.23	$8.28	$7.88	$6.63
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.59	(A)	0.61	0.56	0.58	0.61	(A)
Net Realized and Unrealized Gain (Loss) on Investments	0.21	0.55	(0.03)	0.43	1.31

Total From Investment Operations	0.80	1.16	0.53	1.01	1.92
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.66)	(0.60)	(0.58)	(0.61)	(0.67)
Distributions from Realized Gains	(0.18)	—	—	—	—

Total Dividends and Distributions	(0.84)	(0.60)	(0.58)	(0.61)	(0.67)

Net Asset Value, End of Period	$8.75	$8.79	$8.23	$8.28	$7.88

Total Return(B)	9.63%	14.63%	6.56%	13.23%	30.13%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$809,318	$422,747	$111,164	$85,190	$48,618
Ratio of Expenses to Average Net Assets	0.85%	0.90%	0.92%	0.93%	0.97%
Ratio of Gross Expenses to Average Net Assets(C)	0.85%	0.90%	0.92%	0.93%	0.97%
Ratio of Net Investment Income to Average Net Assets	6.74%	7.31%	6.76%	7.11%	8.24%
Portfolio Turnover Rate	47.4%	85.0%	94.0%	82.0%	61.0%

2007	2006	2005	2004	2003
HIGH YIELD FUND II
Class B shares
Net Asset Value, Beginning of Period	$8.83	$8.27	$8.32	$7.91	$6.66
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.52	(A)	0.55	0.50	0.52	0.56	(A)
Net Realized and Unrealized Gain (Loss) on Investments	0.22	0.55	(0.03)	0.44	1.31

Total From Investment Operations	0.74	1.10	0.47	0.96	1.87
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.59)	(0.54)	(0.52)	(0.55)	(0.62)
Distributions from Realized Gains	(0.18)	—	—	—	—

Total Dividends and Distributions	(0.77)	(0.54)	(0.52)	(0.55)	(0.62)

Net Asset Value, End of Period	$8.80	$8.83	$8.27	$8.32	$7.91

Total Return(B)	8.82%	13.72%	5.75%	12.50%	29.08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$82,104	$83,143	$73,667	$80,036	$83,665
Ratio of Expenses to Average Net Assets	1.65%	1.66%	1.68%	1.69%	1.73%
Ratio of Gross Expenses to Average Net Assets(C)	1.68%	1.66%	1.68%	1.69%	1.73%
Ratio of Net Investment Income to Average Net Assets	5.95%	6.55%	6.00%	6.35%	7.48%
Portfolio Turnover Rate	47.4%	85.0%	94.0%	82.0%	61.0%

2007	2006	2005	2004	2003
HIGH YIELD FUND II
Class C shares
Net Asset Value, Beginning of Period	$8.83	$8.27	$8.32	$7.91	$6.67
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.52	(A)	0.55	0.50	0.52	0.56	(A)
Net Realized and Unrealized Gain (Loss) on Investments	0.22	0.55	(0.03)	0.44	1.30

Total From Investment Operations	0.74	1.10	0.47	0.96	1.86
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.60)	(0.54)	(0.52)	(0.55)	(0.62)
Distributions from Realized Gains	(0.18)	—	—	—	—

Total Dividends and Distributions	(0.78)	(0.54)	(0.52)	(0.55)	(0.62)

Net Asset Value, End of Period	$8.79	$8.83	$8.27	$8.32	$7.91

Total Return(B)	8.76%	13.74%	5.77%	12.51%	29.08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$139,417	$76,883	$38,475	$33,318	$24,540
Ratio of Expenses to Average Net Assets	1.63%	1.65%	1.66%	1.68%	1.71%
Ratio of Gross Expenses to Average Net Assets(C)	1.63%	1.65%	1.66%	1.68%	1.71%
Ratio of Net Investment Income to Average Net Assets	5.97%	6.56%	6.02%	6.36%	7.50%
Portfolio Turnover Rate	47.4%	85.0%	94.0%	82.0%	61.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Excludes expense reimbursement from Manager and/or custodian credits.
See accompanying notes.

410

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

2007	2006	2005	2004	2003
INCOME FUND
Class A shares
Net Asset Value, Beginning of Period	$9.09	$9.05	$9.46	$9.35	$9.02
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.46	(A)	0.48	0.45	0.46	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.05	(0.38)	0.15	0.38

Total From Investment Operations	0.40	0.53	0.07	0.61	0.89
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.49)	(0.48)	(0.50)	(0.56)

Total Dividends and Distributions	(0.50)	(0.49)	(0.48)	(0.50)	(0.56)

Net Asset Value, End of Period	$8.99	$9.09	$9.05	$9.46	$9.35

Total Return(B)	4.47%	6.02%	0.75%	6.68%	10.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$145,964	$143,590	$147,521	$147,695	$153,654
Ratio of Expenses to Average Net Assets	0.90%	0.89%	0.91%	0.92%	0.94%
Ratio of Gross Expenses to Average Net Assets(C)	0.90%	0.89%	0.91%	0.92%	0.94%
Ratio of Net Investment Income to Average Net Assets	5.13%	5.27%	4.83%	4.90%	5.42%
Portfolio Turnover Rate	15.2%	26.0%	20.0%	24.0%	33.0%

2007	2006	2005	2004	2003
INCOME FUND
Class B shares
Net Asset Value, Beginning of Period	$9.12	$9.08	$9.49	$9.37	$9.04
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.40	(A)	0.41	0.38	0.39	0.44
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.05	(0.38)	0.16	0.38

Total From Investment Operations	0.33	0.46	—	0.55	0.82
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.43)	(0.42)	(0.41)	(0.43)	(0.49)

Total Dividends and Distributions	(0.43)	(0.42)	(0.41)	(0.43)	(0.49)

Net Asset Value, End of Period	$9.02	$9.12	$9.08	$9.49	$9.37

Total Return(B)	3.69%	5.23%	0.02%	6.03%	9.31%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$77,832	$99,751	$128,067	$152,065	$194,396
Ratio of Expenses to Average Net Assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of Gross Expenses to Average Net Assets(C)	1.66%	1.65%	1.65%	1.65%	1.65%
Ratio of Net Investment Income to Average Net Assets	4.38%	4.51%	4.09%	4.17%	4.71%
Portfolio Turnover Rate	15.2%	26.0%	20.0%	24.0%	33.0%

2007	2006	2005	2004	2003
INCOME FUND
Class C shares
Net Asset Value, Beginning of Period	$9.12	$9.08	$9.49	$9.37	$9.04
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.40	(A)	0.41	0.38	0.39	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.05	(0.38)	0.16	0.38

Total From Investment Operations	0.33	0.46	—	0.55	0.83
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.43)	(0.42)	(0.41)	(0.43)	(0.50)

Total Dividends and Distributions	(0.43)	(0.42)	(0.41)	(0.43)	(0.50)

Net Asset Value, End of Period	$9.02	$9.12	$9.08	$9.49	$9.37

Total Return(B)	3.71%	5.23%	0.01%	6.02%	9.33%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,107	$10,412	$10,761	$11,580	$15,274
Ratio of Expenses to Average Net Assets	1.65%	1.64%	1.66%	1.65%	1.63%
Ratio of Gross Expenses to Average Net Assets(C)	1.84%	1.64%	1.66%	1.65%	1.63%
Ratio of Net Investment Income to Average Net Assets	4.37%	4.52%	4.08%	4.17%	4.73%
Portfolio Turnover Rate	15.2%	26.0%	20.0%	24.0%	33.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Excludes expense reimbursement from Manager and/or custodian credits.
See accompanying notes.

411

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
INFLATION PROTECTION FUND
Class A shares
Net Asset Value, Beginning of Period	$9.67	$9.85	$10.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.41	0.54	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)	(0.21)	(0.32)

Total From Investment Operations	0.27	0.33	(0.11)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.50)	(0.17)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.41)	(0.51)	(0.17)

Net Asset Value, End of Period	$9.53	$9.67	$9.85

Total Return(C)	2.88%	3.38%	(1.09	)%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,223	$3,851	$1,508
Ratio of Expenses to Average Net Assets(E)	0.90%	0.95%	1.10	%(F)
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(E),(G)	N/A	0.95%	1.10	%(F)
Ratio of Net Investment Income to Average Net Assets	4.34%	5.57%	6.26	%(F)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(F)

	2007(H)
INFLATION PROTECTION FUND
Class C shares
Net Asset Value, Beginning of Period	$9.49
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.07

Total From Investment Operations	0.37
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)

Total Dividends and Distributions	(0.30)

Net Asset Value, End of Period	$9.56

Total Return(C)	4.00	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$838
Ratio of Expenses to Average Net Assets(E)	1.65	%(F)
Ratio of Net Investment Income to Average Net Assets	4.06	%(F)
Portfolio Turnover Rate	88.2%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized loss of $.05 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

412

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
INTERNATIONAL EMERGING MARKETS FUND
Class A shares
Net Asset Value, Beginning of Period	$24.63	$19.43	$17.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.25	0.14	0.06
Net Realized and Unrealized Gain (Loss) on Investments	16.45	7.04	2.05

Total From Investment Operations	16.70	7.18	2.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.05)	—
Distributions from Realized Gains	(1.75)	(1.93)	—

Total Dividends and Distributions	(1.83)	(1.98)	—

Net Asset Value, End of Period	$39.50	$24.63	$19.43

Total Return(C)	72.31%	39.48%	12.18	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$225,132	$83,566	$55,053
Ratio of Expenses to Average Net Assets	1.74%	1.98%	1.98	%(E)
Ratio of Net Investment Income to Average Net Assets	0.86%	0.63%	0.91	%(E)
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(E),(F)

	2007	2006	2005(A)
INTERNATIONAL EMERGING MARKETS FUND
Class B shares
Net Asset Value, Beginning of Period	$24.37	$19.34	$17.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	—	(0.04)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	16.21	7.00	2.05

Total From Investment Operations	16.21	6.96	2.02
Less Dividends and Distributions:
Distributions from Realized Gains	(1.75)	(1.93)	—

Total Dividends and Distributions	(1.75)	(1.93)	—

Net Asset Value, End of Period	$38.83	$24.37	$19.34

Total Return(C)	70.81%	38.41%	11.66	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$33,457	$14,597	$9,520
Ratio of Expenses to Average Net Assets	2.62%	2.81%	3.38	%(E)
Ratio of Net Investment Income to Average Net Assets	(0.01)%	(0.16)%	(0.48	)%(E)
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(E),(F)

	2007(G)
INTERNATIONAL EMERGING MARKETS FUND
Class C shares
Net Asset Value, Beginning of Period	$25.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	13.99

Total From Investment Operations	13.98

Redemption fees	0. 01

Net Asset Value, End of Period	$39.30

Total Return(C)	55.43	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,276
Ratio of Expenses to Average Net Assets(H)	2.80	%(E)
Ratio of Net Investment Income to Average Net Assets	(0.01	)%(E)
Portfolio Turnover Rate	141.6%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Computed on an annualized basis.

(F)	Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.

(G)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.75 per share from January 10, 2007, through January 16, 2007.

(H)	Reflects Manager’s contractual expense limit.
See accompanying notes.

413

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(A)
INTERNATIONAL GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period	$15.00
Income from Investment Operations:
Net Investment Income (Operating Loss)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.54

Total From Investment Operations	0.53

Net Asset Value, End of Period	$15.53

Total Return(B)	3.53	%(C)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$375
Ratio of Expenses to Average Net Assets	1.60	%(D)
Ratio of Net Investment Income to Average Net Assets	(0.47	)%(D)
Portfolio Turnover Rate	129.4	%(D)

	2007(A)
INTERNATIONAL GROWTH FUND
Class C shares
Net Asset Value, Beginning of Period	$15.00
Income from Investment Operations:
Net Investment Income (Operating Loss)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.54

Total From Investment Operations	0.52

Net Asset Value, End of Period	$15.52

Total Return(B)	3.47	%(C)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22
Ratio of Expenses to Average Net Assets	2.35	%(D)
Ratio of Net Investment Income to Average Net Assets	(1.36	)%(D)
Portfolio Turnover Rate	129.4	%(D)

(A)	Period from October 1, 2007, date shares first offered, through October 31, 2007.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Total return amounts have not been annualized.

(D)	Computed on an annualized basis.
See accompanying notes.

414

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(A)
LARGECAP GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period	$7.78		$7.09	$6.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.01)		—	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.30		0.69	0.31

Total From Investment Operations	2.29		0.69	0.30
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)		—	—
Distributions from Realized Gains	(0.10)		—	—

Total Dividends and Distributions	(0.11)		—	—

Net Asset Value, End of Period	$9.96		$7.78	$7.09

Total Return(C)	29.78%		9.73%	4.42	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$535,659		$280,969	$270,930
Ratio of Expenses to Average Net Assets(E)	1.19%		1.13%	1.01	%(F)
Ratio of Net Investment Income to Average Net Assets	(0.09)%		0.06%	(0.24	)%(F)
Portfolio Turnover Rate	113.1	%(G)	93.5%	169.0	%(F),(H)

	2007		2006	2005(A)
LARGECAP GROWTH FUND
Class B shares
Net Asset Value, Beginning of Period	$7.69		$7.07	$6.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.09)		(0.06)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.26		0.68	0.30

Total From Investment Operations	2.17		0.62	0.28
Less Dividends and Distributions:
Distributions from Realized Gains	(0.10)		—	—

Total Dividends and Distributions	(0.10)		—	—

Net Asset Value, End of Period	$9.76		$7.69	$7.07

Total Return(C)	28.52%		8.77%	4.12	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$94,254		$28,890	$35,551
Ratio of Expenses to Average Net Assets(E)	2.12%		2.03%	1.73	%(F)
Ratio of Net Investment Income to Average Net Assets	(1.06)%		(0.85)%	(0.96	)%(F)
Portfolio Turnover Rate	113.1	%(G)	93.5%	169.0	%(F),(H)

	2007(I)
LARGECAP GROWTH FUND
Class C shares
Net Asset Value, Beginning of Period	$8.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.82

Total From Investment Operations	1.75

Net Asset Value, End of Period	$9.90

Total Return(C)	21.47	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,037
Ratio of Expenses to Average Net Assets(E)	2.03	%(F)
Ratio of Net Investment Income to Average Net Assets	(1.06	)%(F)
Portfolio Turnover Rate	113.1	%(G)

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth Fund.

(H)	Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

(I)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

415

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
LARGECAP S&P 500 INDEX FUND
Class A shares
Net Asset Value, Beginning of Period	$9.86	$8.66	$8.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.14	0.12	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.21	1.22	0.04

Total From Investment Operations	1.35	1.34	0.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.10)	—
Distributions from Realized Gains	(0.03)	(0.04)	—

Total Dividends and Distributions	(0.15)	(0.14)	—

Net Asset Value, End of Period	$11.06	$9.86	$8.66

Total Return(C)	13.86%	15.54%	0.81	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$90,317	$78,995	$72,994
Ratio of Expenses to Average Net Assets	0.66%	0.67%	0.64	%(E)
Ratio of Net Investment Income to Average Net Assets	1.34%	1.31%	1.03	%(E)
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(E),(F)

	2007(G)
LARGECAP S&P 500 INDEX FUND
Class C shares
Net Asset Value, Beginning of Period	$10.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.82

Total From Investment Operations	0.87

Net Asset Value, End of Period	$10.99

Total Return(C)	8.60	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,691
Ratio of Expenses to Average Net Assets(H)	1.30	%(E)
Ratio of Net Investment Income to Average Net Assets	0.56	%(E)
Portfolio Turnover Rate	5.6%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Computed on an annualized basis.

(F)	Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.

(G)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.12 per share from January 10, 2007, through January 16, 2007.

(H)	Reflects Manager’s contractual expense limit.
See accompanying notes.

416

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
LARGECAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period	$13.11	$11.34	$11.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.19	0.18	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.98	(0.02)

Total From Investment Operations	1.19	2.16	0.03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.10)	—
Distributions from Realized Gains	(0.60)	(0.29)	—

Total Dividends and Distributions	(0.77)	(0.39)	—

Net Asset Value, End of Period	$13.53	$13.11	$11.34

Total Return(C)	9.47%	19.53%	0.27	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$298,926	$295,285	$281,278
Ratio of Expenses to Average Net Assets(E)	0.94%	0.90%	0.80	%(F)
Ratio of Net Investment Income to Average Net Assets	1.41%	1.50%	1.18	%(F)
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(F),(G)

	2007	2006	2005(A)
LARGECAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period	$13.00	$11.33	$11.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.04	0.06	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.01	1.96	(0.01)

Total From Investment Operations	1.05	2.02	0.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.06)	—
Distributions from Realized Gains	(0.60)	(0.29)	—

Total Dividends and Distributions	(0.63)	(0.35)	—

Net Asset Value, End of Period	$13.42	$13.00	$11.33

Total Return(C)	8.37%	18.18%	0.18	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$20,306	$23,025	$24,515
Ratio of Expenses to Average Net Assets	2.01%	1.88%	1.22	%(F)
Ratio of Net Investment Income to Average Net Assets	0.34%	0.52%	0.77	%(F)
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(F),(G)

	2007(H)
LARGECAP VALUE FUND
Class C shares
Net Asset Value, Beginning of Period	$12.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.59

Total From Investment Operations	0.64

Net Asset Value, End of Period	$13.44

Total Return(C)	5.00%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,043
Ratio of Expenses to Average Net Assets	1.70	%(F)
Ratio of Net Investment Income to Average Net Assets	0.44	%(F)
Portfolio Turnover Rate	100.3%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.13 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

417

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
MIDCAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period	$14.89	$13.78	$13.28
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.01	0.04	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.52	1.81	0.49

Total From Investment Operations	2.53	1.85	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.03)	—
Distributions from Realized Gains	(1.42)	(0.71)	—

Total Dividends and Distributions	(1.45)	(0.74)	—

Net Asset Value, End of Period	$15.97	$14.89	$13.78

Total Return(C)	18.27%	13.87%	3.77	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$596,568	$549,528	$517,870
Ratio of Expenses to Average Net Assets(E)	1.02%	1.02%	1.02	%(F)
Ratio of Net Investment Income to Average Net Assets	0.03%	0.28%	0.21	%(F)
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(F),(G)

	2007	2006	2005(A)
MIDCAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period	$14.86	$13.76	$13.28
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.04)	—	—
Net Realized and Unrealized Gain (Loss) on Investments	2.52	1.81	0.48

Total From Investment Operations	2.48	1.81	0.48
Less Dividends and Distributions:
Distributions from Realized Gains	(1.42)	(0.71)	—

Total Dividends and Distributions	(1.42)	(0.71)	—

Net Asset Value, End of Period	$15.92	$14.86	$13.76

Total Return(C)	17.93%	13.60%	3.61	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$69,393	$68,090	$71,900
Ratio of Expenses to Average Net Assets(E)	1.32%	1.32%	1.32	%(F)
Ratio of Net Investment Income to Average Net Assets	(0.26)%	(0.02)%	(0.09	)%(F)
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(F),(G)

	2007(H)
MIDCAP BLEND FUND
Class C shares
Net Asset Value, Beginning of Period	$14.20
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	1.78

Total From Investment Operations	1.66

Net Asset Value, End of Period	$15.86

Total Return(C)	11.69	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,914
Ratio of Expenses to Average Net Assets(E)	1.95	%(F)
Ratio of Net Investment Income to Average Net Assets	(0.98	)%(F)
Portfolio Turnover Rate	30.6%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

418

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MIDCAP STOCK FUND
Class A shares
Net Asset Value, Beginning of Period	$20.86	$19.23	$17.06	$15.34	$12.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(A)	0.15	0.10	0.24	0.02	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.62	3.02	2.56	1.75	2.94

Total From Investment Operations	0.77	3.12	2.80	1.77	2.95
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.26)	(0.03)	(0.01)	—
Distributions from Realized Gains	(0.97)	(1.23)	(0.60)	(0.04)	—

Total Dividends and Distributions	(1.08)	(1.49)	(0.63)	(0.05)	—

Net Asset Value, End of Period	$20.55	$20.86	$19.23	$17.06	$15.34

Total Return(B)	3.62%	17.12%	16.75%	11.57%	23.81%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$252,198	$215,201	$93,180	$59,491	$38,676
Ratio of Expenses to Average Net Assets	1.08%	1.09%	1.12%	1.14%	1.16%
Ratio of Gross Expenses to Average Net Assets(C)	1.08%	1.09%	1.12%	1.14%	1.16%
Ratio of Net Investment Income to Average Net Assets	0.70%	0.53%	1.32%	0.12%	0.07%
Portfolio Turnover Rate	25.8%	22.0%	28.0%	23.0%	28.0%

	2007	2006	2005	2004	2003
MIDCAP STOCK FUND
Class B shares
Net Asset Value, Beginning of Period	$19.66	$18.23	$16.33	$14.82	$12.09
Income from Investment Operations:
Net Investment Income (Operating Loss)(A)	(0.05)	(0.09)	0.06	(0.14)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	0.59	2.85	2.44	1.69	2.86

Total From Investment Operations	0.54	2.76	2.50	1.55	2.73
Less Dividends and Distributions:
Dividends from Net Investment Income	—	(0.10)	—	—	—
Distributions from Realized Gains	(0.97)	(1.23)	(0.60)	(0.04)	—

Total Dividends and Distributions	(0.97)	(1.33)	(0.60)	(0.04)	—

Net Asset Value, End of Period	$19.23	$19.66	$18.23	$16.33	$14.82

Total Return(B)	2.63%	15.95%	15.63%	10.54%	22.50%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,395	$30,663	$24,218	$19,958	$17,405
Ratio of Expenses to Average Net Assets	2.06%	2.07%	2.11%	2.12%	2.24%
Ratio of Gross Expenses to Average Net Assets(C)	2.10%	2.07%	2.11%	2.12%	2.24%
Ratio of Net Investment Income to Average Net Assets	(0.26)%	(0.45)%	0.33%	(0.86)%	(1.01)%
Portfolio Turnover Rate	25.8%	22.0%	28.0%	23.0%	28.0%

	2007	2006	2005	2004	2003
MIDCAP STOCK FUND
Class C shares
Net Asset Value, Beginning of Period	$19.66	$18.28	$16.36	$14.83	$12.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(A)	(0.03)	(0.06)	0.08	(0.13)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	0.59	2.85	2.44	1.70	2.85

Total From Investment Operations	0.56	2.79	2.52	1.57	2.73
Less Dividends and Distributions:
Dividends from Net Investment Income	—	(0.18)	—	—	—
Distributions from Realized Gains	(0.97)	(1.23)	(0.60)	(0.04)	—

Total Dividends and Distributions	(0.97)	(1.41)	(0.60)	(0.04)	—

Net Asset Value, End of Period	$19.25	$19.66	$18.28	$16.36	$14.83

Total Return(B)	2.74%	16.09%	15.73%	10.60%	22.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,380	$8,051	$4,303	$1,769	$550
Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.99%	2.04%	2.15%
Ratio of Gross Expenses to Average Net Assets(C)	2.18%	1.95%	1.99%	2.04%	2.15%
Ratio of Net Investment Income to Average Net Assets	(0.16)%	(0.33)%	0.45%	(0.79)%	(0.92)%
Portfolio Turnover Rate	25.8%	22.0%	28.0%	23.0%	28.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Excludes expense reimbursement from Manager and/or custodian credits.
See accompanying notes.

419

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
MONEY MARKET FUND
Class A shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.05	0.04	0.01

Total From Investment Operations	0.05	0.04	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	(0.01)

Total Dividends and Distributions	(0.05)	(0.04)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return(C)	5.02%	4.41%	1.02	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,953,474	$431,696	$344,589
Ratio of Expenses to Average Net Assets(E)	0.44%	0.54%	0.60	%(F)
Ratio of Net Investment Income to Average Net Assets	4.91%	4.35%	2 .95	%(F)

	2007	2006	2005(A)
MONEY MARKET FUND
Class B shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.04	0.03	0.01

Total From Investment Operations	0.04	0.03	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.03)	(0.01)

Total Dividends and Distributions	(0.04)	(0.03)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return(C)	4.04%	2.90%	0 .59	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$33,265	$2,976	$3,099
Ratio of Expenses to Average Net Assets(E)	1.41%	1.98%	1.87	%(F)
Ratio of Net Investment Income to Average Net Assets	3.95%	2.90%	1.67	%(F)

	2007(G)
MONEY MARKET FUND
Class C shares
Net Asset Value, Beginning of Period	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.03

Total From Investment Operations	0.03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)

Total Dividends and Distributions	(0.03)

Net Asset Value, End of Period	$1.00

Total Return(C)	2.94	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,214
Ratio of Expenses to Average Net Assets(E)	1.70	%(F)
Ratio of Net Investment Income to Average Net Assets	3.67%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Period from January 16, 2007, date shares first offered, through October 31, 2007.
See accompanying notes.

420

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

2007	2006	2005	2004	2003
MORTGAGE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$10.54	$10.53	$10.88	$10.89	$11.19
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.47	(A)	0.44	0.41	(A)	0.40	(A)	0.40	(A)
Net Realized and Unrealized Gain (Loss) on Investments	0.01	0.04	(0.30)	0.05	(0.19)

Total From Investment Operations	0.48	0.48	0.11	0.45	0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.48)	(0.47)	(0.46)	(0.46)	(0.51)

Total Dividends and Distributions	(0.48)	(0.47)	(0.46)	(0.46)	(0.51)

Net Asset Value, End of Period	$10.54	$10.54	$10.53	$10.88	$10.89

Total Return(B)	4.65%	4.74%	1.02%	4.26%	1.94%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$90,167	$98,110	$120,615	$134,896	$176,859
Ratio of Expenses to Average Net Assets	0.91%	0.91%	0.92%	0.93%	0.93%
Ratio of Gross Expenses to Average Net Assets(C)	0.93%	0.91%	0.92%	0.93%	0.93%
Ratio of Net Investment Income to Average Net Assets	4.45%	4.25%	3.84%	3.64%	3.59%
Portfolio Turnover Rate	13.6%	13.0%	34.0%	30.0%	62.0%

2007	2006	2005	2004	2003
MORTGAGE SECURITIES FUND
Class B shares
Net Asset Value, Beginning of Period	$10.54	$10.52	$10.87	$10.88	$11.18
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.39	(A)	0.37	0.33	(A)	0.32	(A)	0.32	(A)
Net Realized and Unrealized Gain (Loss) on Investments	—	0.05	(0.30)	0.05	(0.19)

Total From Investment Operations	0.39	0.42	0.03	0.37	0.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)	(0.40)	(0.38)	(0.38)	(0.43)

Total Dividends and Distributions	(0.40)	(0.40)	(0.38)	(0.38)	(0.43)

Net Asset Value, End of Period	$10.53	$10.54	$10.52	$10.87	$10.88

Total Return(B)	3.78%	4.06%	0.28%	3.50%	1.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$58,227	$85,761	$122,147	$157,900	$251,153
Ratio of Expenses to Average Net Assets	1.66%	1.66%	1.65%	1.65%	1.66%
Ratio of Gross Expenses to Average Net Assets(C)	1.68%	1.66%	1.65%	1.65%	1.66%
Ratio of Net Investment Income to Average Net Assets	3.72%	3.50%	3.11%	2.92%	2.86%
Portfolio Turnover Rate	13.6%	13.0%	34.0%	30.0%	62.0%

2007	2006	2005	2004	2003
MORTGAGE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$10.53	$10.51	$10.86	$10.87	$11.18
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.39	(A)	0.37	0.33	(A)	0.32	(A)	0.32	(A)
Net Realized and Unrealized Gain (Loss) on Investments	0.01	0.05	(0.30)	0.05	(0.20)

Total From Investment Operations	0.40	0.42	0.03	0.37	0.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.40)	(0.38)	(0.38)	(0.43)

Total Dividends and Distributions	(0.41)	(0.40)	(0.38)	(0.38)	(0.43)

Net Asset Value, End of Period	$10.52	$10.53	$10.51	$10.86	$10.87

Total Return(B)	3.92%	4.00%	0.29%	3.53%	1.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,273	$7,964	$6,775	$6,279	$13,354
Ratio of Expenses to Average Net Assets	1.63%	1.63%	1.64%	1.64%	1.64%
Ratio of Gross Expenses to Average Net Assets(C)	1.93%	1.63%	1.64%	1.64%	1.64%
Ratio of Net Investment Income to Average Net Assets	3.74%	3.53%	3.12%	2.93%	2.88%
Portfolio Turnover Rate	13.6%	13.0%	34.0%	30.0%	62.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Excludes expense reimbursement from Manager and/or custodian credits.
See accompanying notes.

421

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
PARTNERS LARGECAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period	$11.41	$10.35	$10.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.04	0.05	—
Net Realized and Unrealized Gain (Loss) on Investments	1.61	1.47	0.05

Total From Investment Operations	1.65	1.52	0.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.02)	—
Distributions from Realized Gains	(0.57)	(0.44)	—

Total Dividends and Distributions	(0.61)	(0.46)	—

Net Asset Value, End of Period	$12.45	$11.41	$10.35

Total Return(C)	15.07%	15.08%	0.49	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$68,879	$59,400	$52,211
Ratio of Expenses to Average Net Assets	1.40%	1.40%	1.44	%(E)
Ratio of Net Investment Income to Average Net Assets	0.32%	0.45%	(0.01	)%(E)
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(E),(F)

	2007	2006	2005(A)
PARTNERS LARGECAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period	$11.33	$10.32	$10.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.04)	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.61	1.47	0.05

Total From Investment Operations	1.57	1.45	0.02
Less Dividends and Distributions:
Distributions from Realized Gains	(0.57)	(0.44)	—

Total Dividends and Distributions	(0.57)	(0.44)	—

Net Asset Value, End of Period	$12.33	$11.33	$10.32

Total Return(C)	14.37%	14.40%	0.19	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$27,824	$25,615	$22,978
Ratio of Expenses to Average Net Assets	2.09%	2.00%	2.15	%(E)
Ratio of Net Investment Income to Average Net Assets	(0.37)%	(0.15)%	(0.71	)%(E)
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(E),(F)

	2007(G)
PARTNERS LARGECAP BLEND FUND
Class C shares
Net Asset Value, Beginning of Period	$11.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.07

Total From Investment Operations	1.01

Net Asset Value, End of Period	$12.38

Total Return(C)	8.88	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,182
Ratio of Expenses to Average Net Assets(H)	2.20	%(E)
Ratio of Net Investment Income to Average Net Assets	(0.65	)%(E)
Portfolio Turnover Rate	53.2%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Computed on an annualized basis.

(F)	Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment.

(G)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.15 per share from January 10, 2007, through January 16, 2007.

(H)	Reflects Manager’s contractual expense limit.
See accompanying notes.

422

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
PARTNERS LARGECAP BLEND FUND I
Class A shares
Net Asset Value, Beginning of Period	$9.46	$8.36	$8.20
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.07	0.06	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.05	1.10	0.15

Total From Investment Operations	1.12	1.16	0.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.03)	—
Distributions from Realized Gains	—	(0.03)	—

Total Dividends and Distributions	(0.01)	(0.06)	—

Net Asset Value, End of Period	$10.57	$9.46	$8.36

Total Return(C)	11.81%	13.97%	1.95	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$145,312	$138,832	$126,739
Ratio of Expenses to Average Net Assets	1.11%	1.11%	1.04	%(E)
Ratio of Net Investment Income to Average Net Assets	0.70%	0.69%	0.41	%(E)
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(E),(F)

	2007	2006	2005(A)
PARTNERS LARGECAP BLEND FUND I
Class B shares
Net Asset Value, Beginning of Period	$9.39	$8.35	$8.20
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.03)	(0.02)	—
Net Realized and Unrealized Gain (Loss) on Investments	1.03	1.09	0.15

Total From Investment Operations	1.00	1.07	0.15
Less Dividends and Distributions:
Distributions from Realized Gains	—	(0.03)	—

Total Dividends and Distributions	—	(0.03)	—

Net Asset Value, End of Period	$10.39	$9.39	$8.35

Total Return(C)	10.65%	12.87%	1.83	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$13,747	$17,761	$21,617
Ratio of Expenses to Average Net Assets	2.15%	2.05%	1.47	%(E)
Ratio of Net Investment Income to Average Net Assets	(0.34)%	(0.24)%	(0.02	)%(E)
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(E),(F)

	2007(G)
PARTNERS LARGECAP BLEND FUND I
Class C shares
Net Asset Value, Beginning of Period	$9.84
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.70

Total From Investment Operations	0.68

Net Asset Value, End of Period	$10.52

Total Return(C)	6.91	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$970
Ratio of Expenses to Average Net Assets(H)	1.90	%(E)
Ratio of Net Investment Income to Average Net Assets	(0.29	)%(E)
Portfolio Turnover Rate	106.2%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Computed on an annualized basis.

(F)	Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.

(G)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.10 per share from January 10, 2007, through January 16, 2007.

(H)	Reflects Manager’s contractual expense limit.
See accompanying notes.

423

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
PARTNERS LARGECAP GROWTH FUND I
Class A shares
Net Asset Value, Beginning of Period	$8.27	$8.08	$7.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.05)	(0.02)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.60	0.52	0.17

Total From Investment Operations	1.55	0.50	0.15
Less Dividends and Distributions:
Distributions from Realized Gains	(0.37)	(0.31)	—

Total Dividends and Distributions	(0.37)	(0.31)	—

Net Asset Value, End of Period	$9.45	$8.27	$8.08

Total Return(C)	19.42%	6.12%	1.89	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$55,689	$48,815	$48,782
Ratio of Expenses to Average Net Assets	1.59%	1.56%	1.47	%(E)
Ratio of Net Investment Income to Average Net Assets	(0.57)%	(0.30)%	(0.86	)%(E)
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(E),(F)

	2007	2006	2005(A)
PARTNERS LARGECAP GROWTH FUND I
Class B shares
Net Asset Value, Beginning of Period	$8.18	$8.06	$7.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.12)	(0.09)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.56	0.52	0.18

Total From Investment Operations	1.44	0.43	0.13
Less Dividends and Distributions:
Distributions from Realized Gains	(0.37)	(0.31)	—

Total Dividends and Distributions	(0.37)	(0.31)	—

Net Asset Value, End of Period	$9.25	$8.18	$8.06

Total Return(C)	18.25%	5.24%	1.64	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,656	$13,696	$14,707
Ratio of Expenses to Average Net Assets	2.50%	2.39%	2.39	%(E)
Ratio of Net Investment Income to Average Net Assets	(1.46)%	(1.12)%	(1.79	)%(E)
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(E),(F)

	2007(G)
PARTNERS LARGECAP GROWTH FUND I
Class C shares
Net Asset Value, Beginning of Period	$8.55
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.05

Total From Investment Operations	0.95

Net Asset Value, End of Period	$9.50

Total Return(C)	11.11	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$652
Ratio of Expenses to Average Net Assets(H)	2.20	%(E)
Ratio of Net Investment Income to Average Net Assets	(1.44	)%(E)
Portfolio Turnover Rate	47.7%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Computed on an annualized basis.

(F)	Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.

(G)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through January 16, 2007.

(H)	Reflects Manager’s contractual expense limit.
See accompanying notes.

424

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(A)
PARTNERS LARGECAP GROWTH FUND II
Class A shares
Net Asset Value, Beginning of Period	$8.92		$8.15	$8.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.05)		(0.05)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.77		0.91	0.11

Total From Investment Operations	1.72		0.86	0.09
Less Dividends and Distributions:
Distributions from Realized Gains	(0.73)		(0.09)	—

Total Dividends and Distributions	(0.73)		(0.09)	—

Net Asset Value, End of Period	$9.91		$8.92	$8.15

Total Return(C)	20.74%		10.61%	1.12	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,235		$595	$141
Ratio of Expenses to Average Net Assets(E)	1.70%		1.70%	1.70	%(F)
Ratio of Net Investment Income to Average Net Assets	(0.55)%		(0.58)%	(0.80	)%(F)
Portfolio Turnover Rate	138.3	%(G)	143.4%	95.2	%(F)

	2007(H)
PARTNERS LARGECAP GROWTH FUND II
Class C shares
Net Asset Value, Beginning of Period	$8.52
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.42

Total From Investment Operations	1.32

Net Asset Value, End of Period	$9.84

Total Return(C)	15.49	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$418
Ratio of Expenses to Average Net Assets(E)	2.45	%(F)
Ratio of Net Investment Income to Average Net Assets	(1.38	)%(F)
Portfolio Turnover Rate	138.3	%(G)

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Partners LargeCap Growth Fund.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.27 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

425

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
PARTNERS LARGECAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period	$15.58	$13.51	$13.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.18	0.16	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.97	2.51	(0.10)

Total From Investment Operations	1.15	2.67	(0.08)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)	(0.09)	—
Distributions from Realized Gains	(0.71)	(0.51)	—

Total Dividends and Distributions	(0.85)	(0.60)	—

Net Asset Value, End of Period	$15.88	$15.58	$13.51

Total Return(C)	7.63%	20.40%	(0.59	)%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$69,156	$64,815	$53,806
Ratio of Expenses to Average Net Assets	1.41%	1.41%	1.49	%(E)
Ratio of Net Investment Income to Average Net Assets	1.17%	1.10%	0.47	%(E)
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(E),(F)

	2007	2006	2005(A)
PARTNERS LARGECAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period	$15.54	$13.47	$13.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.06	0.07	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.96	2.51	(0.10)

Total From Investment Operations	1.02	2.58	(0.12)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	—	—
Distributions from Realized Gains	(0.71)	(0.51)	—

Total Dividends and Distributions	(0.75)	(0.51)	—

Net Asset Value, End of Period	$15.81	$15.54	$13.47

Total Return(C)	6.74%	19.67%	(0.88	)%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$23,269	$23,374	$20,509
Ratio of Expenses to Average Net Assets	2.18%	2.05%	2.28	%(E)
Ratio of Net Investment Income to Average Net Assets	0.40%	0.46%	(0.33	)%(E)
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(E),(F)

	2007(G)
PARTNERS LARGECAP VALUE FUND
Class C shares
Net Asset Value, Beginning of Period	$15.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.39

Total From Investment Operations	0.41

Net Asset Value, End of Period	$15.80

Total Return(C)	2.66	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,363
Ratio of Expenses to Average Net Assets(H)	2.25	%(E)
Ratio of Net Investment Income to Average Net Assets	0.13	%(E)
Portfolio Turnover Rate	29.2%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Computed on an annualized basis.

(F)	Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.

(G)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through January 16, 2007.

(H)	Reflects Manager’s contractual expense limit.
See accompanying notes.

426

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
PARTNERS MIDCAP GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period	$9.46	$8.77	$8.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.12)	(0.09)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.93	0.85	0.41

Total From Investment Operations	2.81	0.76	0.37
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—

Total Dividends and Distributions	(0.28)	(0.07)	—

Net Asset Value, End of Period	$11.99	$9.46	$8.77

Total Return(C)	30.43%	8.64%	4.40	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$39,400	$27,926	$25,628
Ratio of Expenses to Average Net Assets(E)	1.75%	1.75%	1.75	%(F)
Ratio of Net Investment Income to Average Net Assets	(1.17)%	(0.97)%	(1.40	)%(F)
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(F),(G)

	2007	2006	2005(A)
PARTNERS MIDCAP GROWTH FUND
Class B shares
Net Asset Value, Beginning of Period	$9.36	$8.75	$8.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.20)	(0.16)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	2.90	0.84	0.41

Total From Investment Operations	2.70	0.68	0.35
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—

Total Dividends and Distributions	(0.28)	(0.07)	—

Net Asset Value, End of Period	$11.78	$9.36	$8.75

Total Return(C)	29.55%	7.74%	4.17	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,895	$10,516	$10,436
Ratio of Expenses to Average Net Assets(E)	2.50%	2.50%	2.50	%(F)
Ratio of Net Investment Income to Average Net Assets	(1.91)%	(1.71)%	(2.14	)%(F)
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(F),(G)

	2007(H)
PARTNERS MIDCAP GROWTH FUND
Class C shares
Net Asset Value, Beginning of Period	$9.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.17)
Net Realized and Unrealized Gain (Loss) on Investments	2.37

Total From Investment Operations	2.20

Net Asset Value, End of Period	$11.99

Total Return(C)	22.47	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,070
Ratio of Expenses to Average Net Assets(E)	2.50	%(F)
Ratio of Net Investment Income to Average Net Assets	(1.94	)%(F)
Portfolio Turnover Rate	144.9%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.17 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

427

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
PARTNERS MIDCAP GROWTH FUND I
Class A shares
Net Asset Value, Beginning of Period	$12.68	$11.87	$11.47
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.09)	(0.09)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.62	0.44

Total From Investment Operations	2.01	1.53	0.40
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—

Total Dividends and Distributions	(1.59)	(0.72)	—

Net Asset Value, End of Period	$13.10	$12.68	$11.87

Total Return(C)	17.32%	13.21%	3.49	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,573	$1,722	$365
Ratio of Expenses to Average Net Assets(E)	1.75%	1.75%	1.75	%(F)
Ratio of Net Investment Income to Average Net Assets	(0.75)%	(0.76)%	(0.90	)%(F)
Portfolio Turnover Rate	120.6%	133.4%	84.5	%(F)

	2007(G)
PARTNERS MIDCAP GROWTH FUND I
Class C shares
Net Asset Value, Beginning of Period	$11.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.16)
Net Realized and Unrealized Gain (Loss) on Investments	1.49

Total From Investment Operations	1.33

Net Asset Value, End of Period	$13.02

Total Return(C)	11.38	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$332
Ratio of Expenses to Average Net Assets(E)	2.50	%(F)
Ratio of Net Investment Income to Average Net Assets	(1.58	)%(F)
Portfolio Turnover Rate	120.6%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

428

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
PARTNERS MIDCAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period	$15.93	$15.08	$14.86
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.01	(0.01)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.23	2.19	0.25

Total From Investment Operations	1.24	2.18	0.22
Less Dividends and Distributions:
Distributions from Realized Gains	(1.29)	(133)	—

Total Dividends and Distributions	(1.29)	(1.33)	—

Net Asset Value, End of Period	$15.88	$15.93	$15.08

Total Return(C)	7.98%	15.13%	1.48	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,310	$9,266	$2,196
Ratio of Expenses to Average Net Assets(E)	1.72%	1.75%	1.75	%(F)
Ratio of Net Investment Income to Average Net Assets	0.09%	(0.05)%	(0.62	)%(F)
Portfolio Turnover Rate	147.3%	151.4%	87.9	%(F)

	2007	2006	2005(A)
PARTNERS MIDCAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period	$15.89	$15.05	$14.86
Income from Investment Operations:
Net Investment Income (Operating Loss)(D)	(0.11)	(0.12)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.22	2.29	0.26

Total From Investment Operations	1.11	2.17	0.19
Less Dividends and Distributions:
Distributions from Realized Gains	(1.29)	(1.33)	—

Total Dividends and Distributions	(1.29)	(1.33)	—

Net Asset Value, End of Period	$15.71	$15.89	$15.05

Total Return(C)	7.12%	15.11%	1.28	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,087	$1,324	$427
Ratio of Expenses to Average Net Assets(E)	2.50%	2.50%	2.50	%(F)
Ratio of Net Investment Income to Average Net Assets	(0.70)%	(0.80)%	(1.29	)%(F)
Portfolio Turnover Rate	147.3%	151.4%	87.9	%(F)

	2007(G)
PARTNERS MIDCAP VALUE FUND
Class C shares
Net Asset Value, Beginning of Period	$15.28
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.61

Total From Investment Operations	0.51

Net Asset Value, End of Period	$15.79

Total Return(C)	3.34	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,307
Ratio of Expenses to Average Net Assets(E)	2.50	%(F)
Ratio of Net Investment Income to Average Net Assets	(0.79	)%(F)
Portfolio Turnover Rate	147.3%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

429

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
PARTNERS SMALLCAP GROWTH FUND II
Class A shares
Net Asset Value, Beginning of Period	$9.42	$8.85	$8.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.14)	(0.15)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	1.20	0.18

Total From Investment Operations	1.44	1.05	0.13
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	—

Total Dividends and Distributions	(0.70)	(0.48)	—

Net Asset Value, End of Period	$10.16	$9.42	$8.85

Total Return(C)	16.21%	12.12%	1.49	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$19,434	$16,263	$13,137
Ratio of Expenses to Average Net Assets(E)	1.95%	1.95%	1.95	%(F)
Ratio of Net Investment Income to Average Net Assets	(1.50)%	(1.57)%	(1.68	)%(F)
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(F),(G)

	2007	2006	2005(A)
PARTNERS SMALLCAP GROWTH FUND II
Class B shares
Net Asset Value, Beginning of Period	$9.33	$8.33	$8.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.21)	(0.21)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.55	1.19	0.19

Total From Investment Operations	1.34	0.98	0.11
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	—

Total Dividends and Distributions	(0.70)	(0.48)	—

Net Asset Value, End of Period	$9.97	$9.33	$8.83

Total Return(C)	15.24%	11.31%	1.26	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,842	$7,413	$6,720
Ratio of Expenses to Average Net Assets(E)	2.70%	2.70%	2.70	%(F)
Ratio of Net Investment Income to Average Net Assets	(2.24)%	(2.32)%	(2.43	)%(F)
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(F),(G)

	2007(H)
PARTNERS SMALLCAP GROWTH FUND II
Class C shares
Net Asset Value, Beginning of Period	$9.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.17)
Net Realized and Unrealized Gain (Loss) on Investments	1.23

Total From Investment Operations	1.06

Net Asset Value, End of Period	$10.10

Total Return(C)	11.73	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$502
Ratio of Expenses to Average Net Assets(E)	2.70	%(F)
Ratio of Net Investment Income to Average Net Assets	(2.28	)%(F)
Portfolio Turnover Rate	62.9%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.19 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

430

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
PREFERRED SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$10.76	$10.60	$10.94
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.59	0.57	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.09	(0.26)

Total From Investment Operations	(0.04)	0.66	(0.07)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.61)	(0.50)	(0.27)

Total Dividends and Distributions	(0.61)	(0.50)	(0.27)

Net Asset Value, End of Period	$10.11	$10.76	$10.60

Total Return(C)	(0.45)%	6.44%	(0.66	)%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$81,441	$7,105	$2,174
Ratio of Expenses to Average Net Assets(E)	1.00%	1.08%	1.35	%(F)
Ratio of Net Investment Income to Average Net Assets	5.65%	5.42%	5.07	%(F)
Portfolio Turnover Rate	33.9%	22.4%	17.8	%(F)

	2007(G)
PREFERRED SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$10.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.68)

Total From Investment Operations	(0.29)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)

Total Dividends and Distributions	(0.39)

Net Asset Value, End of Period	$10.11

Total Return(C)	(2.72	)%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$21,750
Ratio of Expenses to Average Net Assets(E)	1.75	%(F)
Ratio of Net Investment Income to Average Net Assets	4.85	%(F)
Portfolio Turnover Rate	33.9%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 per share of net investment income and incurred a net realized and unrealized loss of $.02 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

431

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(A)
REAL ESTATE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$27.56		$20.43	$20.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.19		0.14	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.60)		7.80	0.35

Total From Investment Operations	(0.41)		7.94	0.44
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)		(0.19)	(0.13)
Distributions from Realized Gains	(2.07)		(0.62)	—

Total Dividends and Distributions	(2.18)		(0.81)	(0.13)

Net Asset Value, End of Period	$24.97		$27.56	$20.43

Total Return(C)	(1.92)%		40.07%	2.20	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$124,434		$125,408	$80,894
Ratio of Expenses to Average Net Assets(E)	1.29%		1.43%	1.49	%(F)
Ratio of Net Investment Income to Average Net Assets	0.75%		0.61%	1.29	%(F)
Portfolio Turnover Rate	77.8	%(G)	37.8%	26.7	%(F),(I)

	2007		2006	2005(A)
REAL ESTATE SECURITIES FUND
Class B shares
Net Asset Value, Beginning of Period	$27.56		$20.44	$20.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.02)		0.02	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(0.60)		7.80	0.35

Total From Investment Operations	(0.62)		7.82	0.38
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)		(0.08)	(0.06)
Distributions from Realized Gains	(2.07)		(0.62)	—

Total Dividends and Distributions	(2.11)		(0.70)	(0.06)

Net Asset Value, End of Period	$24.83		$27.56	$20.44

Total Return(C)	(2.74)%		39.33%	1.90	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$31,026		$29,044	$22,712
Ratio of Expenses to Average Net Assets(E)	2.07%		1.95%	2.38	%(F)
Ratio of Net Investment Income to Average Net Assets	(0.06)%		0.10%	0.39	%(F)
Portfolio Turnover Rate	77.8	%(G)	37.8%	26.7	%(F),(H)

	2007(I)
REAL ESTATE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$27.41
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	(2.44)

Total From Investment Operations	(2.52)

Net Asset Value, End of Period	$24.89

Total Return(C)	(9.19	)%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,976
Ratio of Expenses to Average Net Assets(E)	1.99	%(F)
Ratio of Net Investment Income to Average Net Assets	(0.37	)%(F)
Portfolio Turnover Rate	77.8	%(G)

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM REIT Fund.

(H)	Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

(I)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.89 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

432

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
SHORT-TERM BOND FUND
Class A shares
Net Asset Value, Beginning of Period	$9.93	$9.97	$10.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.46	0.41	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	0.01	(0.10)

Total From Investment Operations	0.35	0.42	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.49)	(0.46)	(0.16)

Total Dividends and Distributions	(0.49)	(0.46)	(0.16)

Net Asset Value, End of Period	$9.79	$9.93	$9.97

Total Return(C)	3.57%	4.29%	0.07	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$89,390	$93,951	$122,471
Ratio of Expenses to Average Net Assets	0.78%	0.96%	0.80	%(E)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(F)	N/A	0.73%	0.70	%(E)
Ratio of Net Investment Income to Average Net Assets	4.66%	4.10%	3.15	%(E)
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(E),(G)

	2007(H)
SHORT-TERM BOND FUND
Class C shares
Net Asset Value, Beginning of Period	$9.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)

Total From Investment Operations	0.19
Less Dividends and Distributions:
Dividends from Net Investment Income	(033)

Total Dividends and Distributions	(0.33)

Net Asset Value, End of Period	$9.79

Total Return(C)	1.91	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,585
Ratio of Expenses to Average Net Assets(1)	1.70	%(E)
Ratio of Net Investment Income to Average Net Assets	3.79	%(E)
Portfolio Turnover Rate	42.8%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Computed on an annualized basis.

(F)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(G)	Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share and incurred a net realized and unrealized loss of $.01 per share from January 10, 2007, through January 16, 2007.

(I)	Reflects Manager’s contractual expense limit.
See accompanying notes.

433

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

2007	2006	2005	2004	2003
SHORT-TERM INCOME FUND
Class A shares(D)
Net Asset Value, Beginning of Period	$11.60	$11.55	$11.90	$11.95	$11.70
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.29	(A)	0.40	0.40	0.40	0.45
Net Realized and Unrealized Gain (Loss) on Investments	0.11	0.05	(0.35)	(0.05)	0.30

Total From Investment Operations	0.40	0.45	0.05	0.35	0.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.40)	(0.40)	(0.40)	(0.50)

Total Dividends and Distributions	(0.41)	(0.40)	(0.40)	(0.40)	(0.50)

Net Asset Value, End of Period	$11.59	$11.60	$11.55	$11.90	$11.95

Total Return(B)	4.14%	4.15%	0.49%	2.87%	6.28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$36,639	$32,081	$36,287	$54,082	$71,920
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.81%	0.83%	0.84%
Ratio of Gross Expenses to Average Net Assets(C)	0.97%	0.95%	0.93%	0.92%	0.97%
Ratio of Net Investment Income to Average Net Assets	4.11%	3.54%	3.36%	3.23%	3.58%
Portfolio Turnover Rate	29.4%	14.0%	13.0%	14.0%	33.0%

2007	2006	2005	2004	2003
SHORT-TERM INCOME FUND
Class C shares(D)
Net Asset Value, Beginning of Period	$11.60	$11.55	$11.90	$11.95	$11.70
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.21	(A)	0.35	0.30	0.30	0.35
Net Realized and Unrealized Gain (Loss) on Investments	0.13	0.05	(0.35)	(0.05)	0.30

Total From Investment Operations	0.34	0.40	(0.05)	0.25	0.65
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.35)	(0.30)	(0.30)	(0.40)

Total Dividends and Distributions	(0.34)	(0.35)	(0.30)	(0.30)	(0.40)

Net Asset Value, End of Period	$11.60	$11.60	$11.55	$11.90	$11.95

Total Return(B)	3.47%	3.39%	(0.26)%	2.10%	5.48%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,952	$6,980	$13,477	$18,970	$17,843
Ratio of Expenses to Average Net Assets	1.68%	1.68%	1.56%	1.58%	1.59%
Ratio of Gross Expenses to Average Net Assets(C)	2.10%	1.68%	1.65%	1.66%	1.65%
Ratio of Net Investment Income to Average Net Assets	3.38%	2.81%	2.61%	2.48%	2.83%
Portfolio Turnover Rate	29.4%	14.0%	13.0%	14.0%	33.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Excludes expense reimbursement from Manager and/or custodian credits.

(D)	On January 12, 2007 the fund succeeded to the operations of another fund in a shareholder-approved reorganization. As part of the reorganization, the fund issued one share of stock for each five outstanding shares of the predecessor fund, with the result that the fund’s net asset value per share was increased without changing the proportionate beneficial interests of shareholders. The financial highlights have been restated to reflect the issuance of new shares.
See accompanying notes.

434

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(A)
SMALLCAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period	$17.30	$15.93	$15.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.05)	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.10	2.33	0.25

Total From Investment Operations	2.05	2.31	0.24
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	—

Total Dividends and Distributions	(1.40)	(0.94)	—

Net Asset Value, End of Period	$17.95	$17.30	$15.93

Total Return(C)	12.48%	14.97%	1.53	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$118,157	$109,783	$97,133
Ratio of Expenses to Average Net Assets	1.43%	1.40%	1.37	%(E)
Ratio of Net Investment Income to Average Net Assets	(0.28)%	(0.15)%	(0.27	)%(E)
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(E),(F)

	2007	2006	2005(A)
SMALLCAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period	$17.12	$15.89	$15.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.19)	(0.14)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	2.31	0.26

Total From Investment Operations	1.88	2.17	0.20
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	—

Total Dividends and Distributions	(1.40)	(0.94)	—

Net Asset Value, End of Period	$17.60	$17.12	$15.89

Total Return(C)	11.55%	14.09%	1.27	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,058	$24,476	$25,241
Ratio of Expenses to Average Net Assets	2.26%	2.11%	2.22	%(E)
Ratio of Net Investment Income to Average Net Assets	(1.11)%	(0.85)%	(1.13	)%(E)
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(E), (F)

	2007(G)
SMALLCAP BLEND FUND
Class C shares
Net Asset Value, Beginning of Period	$16.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	1.39

Total From Investment Operations	1.25

Net Asset Value, End of Period	$17.85

Total Return(C)	7.53	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,573
Ratio of Expenses to Average Net Assets(H)	2.20	%(E)
Ratio of Net Investment Income to Average Net Assets	(1.04	)%(E)
Portfolio Turnover Rate	60.9%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Computed on an annualized basis.

(F)	Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.

(G)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.25 per share from January 10, 2007, through January 16, 2007.

(H)	Reflects Manager’s contractual expense limit.
See accompanying notes.

435

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(A)
SMALLCAP GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period	$8.87
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.31

Net Asset Value, End of Period	$10.18

Total Return(C)	14.77	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$115,046
Ratio of Expenses to Average Net Assets(E)	1.19	%(F)
Ratio of Net Investment Income to Average Net Assets	(0.59	)%(F)
Portfolio Turnover Rate	70.0	%(F),(G)

	2007(A)
SMALLCAP GROWTH FUND
Class B shares
Net Asset Value, Beginning of Period	$8.87
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.20

Net Asset Value, End of Period	$10.07

Total Return(C)	13.53	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,549
Ratio of Expenses to Average Net Assets(E)	2.54	%(F)
Ratio of Net Investment Income to Average Net Assets	(1.94	)%(F)
Portfolio Turnover Rate	70.0	%(F),(G)

	2007(A)
SMALLCAP GROWTH FUND
Class C shares
Net Asset Value, Beginning of Period	$8.87
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.23

Net Asset Value, End of Period	$10.10

Total Return(C)	13.87	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,730
Ratio of Expenses to Average Net Assets(E)	2.21	%(F)
Ratio of Net Investment Income to Average Net Assets	(1.60	)%(F)
Portfolio Turnover Rate	70.0	%(F),(G)

(A)	Period from January 17, 2007 through October 31, 2007. Class A and Class B shares incurred a net realized and unrealized loss of $.05 and $.03 per share from January 10, 2007, through January 16, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16, 2007.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.
See accompanying notes.

436

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(A)
SMALLCAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period	$19.21		$17.49	$16.98
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.06		0.01	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.44		2.99	0.52

Total From Investment Operations	0.50		3.00	0.51
Less Dividends and Distributions:
Distributions from Realized Gains	(0.89)		(1.28)	—

Total Dividends and Distributions	(0.89)		(1.28)	—

Net Asset Value, End of Period	$18.82		$19.21	$17.49

Total Return(c)	2.55%		18.03%	3.00	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$23,033		$8,839	$1,302
Ratio of Expenses to Average Net Assets(E)	1.36%		1.49%	1.70	%(F)
Ratio of Net Investment Income to Average Net Assets	0.34%		0.07%	(0.18	)%(F)
Portfolio Turnover Rate	112.8	%(G)	97.9%	133.7	%(F)

	2007		2006	2005(A)
SMALLCAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period	$19.14		$17.55	$16.98
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.11)		(0.13)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.45		3.00	0.62

Total From Investment Operations	0.34		2.87	0.57
Less Dividends and Distributions:
Distributions from Realized Gains	(0.89)		(1.28)	—

Total Dividends and Distributions	(0.89)		(1.28)	—

Net Asset Value, End of Period	$18.59		$19.14	$17.55

Total Return(c)	1.68%		17.18%	3.36	%(D)’(H)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,545		$1,612	$439
Ratio of Expenses to Average Net Assets(E)	2.27%		2.24%	2.45	%(F)
Ratio of Net Investment Income to Average Net Assets	(0.58)%		(0.70)%	(0.82	)%(F)
Portfolio Turnover Rate	112.8	%(G)	97.9%	133.7	%(F)

	2007(1)
SMALLCAP VALUE FUND
Class C shares
Net Asset Value, Beginning of Period	$18.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)

Total From Investment Operations	(0.21)

Net Asset Value, End of Period	$18.72

Total Return(c)	(1.11	)%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,496
Ratio of Expenses to Average Net Assets(E)	2.09	%(F)
Ratio of Net Investment Income to Average Net Assets	(0.42	)%(F)
Portfolio Turnover Rate	112.8	%(G)

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.

(H)	During 2005, the Fund processed a significant (relative to the Class) “As Of” transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund’s shareholder processing policies, this benefit inures all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

(I)	Period from January 17, 2007 through October 31 , 2007. Class C shares incurred a net realized and unrealized loss of $.27 per share from January 10, 2007, through January 16, 2007.
See accompanying notes.

437

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

2007	2006	2005	2004	2003
TAX-EXEMPT BOND FUND I
Class A shares
Net Asset Value, Beginning of Period	$7.70	$7.70	$7.95	$7.96	$7.95
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.33	(A)	0.33	0.33	0.33	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	0.15	(0.16)	0.08	0.08

Total From Investment Operations	0.08	0.48	0.17	0.41	0.42
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.35)	(0.33)	(0.33)	(0.33)	(0.34)
Distributions from Realized Gains	(0.02)	(0.15)	(0.09)	(0.09)	(0.07)

Total Dividends and Distributions	(0.37)	(0.48)	(0.42)	(0.42)	(0.41)

Net Asset Value, End of Period	$7.41	$7.70	$7.70	$7.95	$7.96

Total Return(B)	0.72%	6.42%	2.19%	5.35%	5.31%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$282,685	$165,325	$175,146	$184,711	$207,433
Ratio of Expenses to Average Net Assets	1.09%	1.15%	1.00%	0.96%	0.89%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(C)	0.77%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	1.15%	1.15%	1.00%	0.96%	0.89%
Ratio of Net Investment Income to Average Net Assets	4.37%	4.32%	4.22%	4.22%	4.20%
Portfolio Turnover Rate	51.0%	25.0%	28.0%	25.0%	47.0%

2007	2006	2005	2004	2003
TAX-EXEMPT BOND FUND I
Class B shares
Net Asset Value, Beginning of Period	$7.70	$7.70	$7.95	$7.96	$7.95
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.29	(A)	0.27	0.27	0.27	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	0.15	(0.16)	0.08	0.08

Total From Investment Operations	0.04	0.42	0.11	0.35	0.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.27)	(0.27)	(0.27)	(0.28)
Distributions from Realized Gains	(0.02)	(0.15)	(0.09)	(0.09)	(0.07)

Total Dividends and Distributions	(0.33)	(0.42)	(0.36)	(0.36)	(0.35)

Net Asset Value, End of Period	$7.41	$7.70	$7.70	$7.95	$7.96

Total Return(B)	0.24%	5.63%	1.43%	4.57%	4.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$19,941	$22,881	$30,073	$35,433	$45,061
Ratio of Expenses to Average Net Assets	1.54%	1.91%	1.75%	1.71%	1.63%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(c)	1.24%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	1.98%	1.91%	1.75%	1.71%	1.63%
Ratio of Net Investment Income to Average Net Assets	3.90%	3.56%	3.47%	3.47%	3.46%
Portfolio Turnover Rate	51.0%	25.0%	28.0%	25.0%	47.0%

2007	2006	2005	2004	2003
TAX-EXEMPT BOND FUND I
Class C shares
Net Asset Value, Beginning of Period	$7.70	$7.70	$7.95	$7.96	$7.95
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.26	(A)	0.27	0.27	0.27	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.24)	0.15	(0.16)	0.08	0.08

Total From Investment Operations	0.02	0.42	0.11	0.35	0.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.27)	(0.27)	(0.27)	(0.28)
Distributions from Realized Gains	(0.02)	(0.15)	(0.09)	(0.09)	(0.07)

Total Dividends and Distributions	(0.30)	(0.42)	(0.36)	(0.36)	(0.35)

Net Asset Value, End of Period	$7.42	$7.70	$7.70	$7.95	$7.96

Total Return(B)	(0.01)%	5.60%	1.41%	4.58%	4.54%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,931	$2,547	$2,360	$3,641	$4,332
Ratio of Expenses to Average Net Assets	1.94%	1.93%	1.76%	1.71%	1.62%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(c)	1.65%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	2.74%	1.93%	1.76%	1.71%	1.62%
Ratio of Net Investment Income to Average Net Assets	3.50%	3.54%	3.46%	3.47%	3.47%
Portfolio Turnover Rate	51.0%	25.0%	28.0%	25.0%	47.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Excludes interest expense and fees paid through inverse floater agreements. See “Operating Policies” in notes to financial statements.

(D)	Excludes expense reimbursement from Manager and/or custodian credits.
See accompanying notes.

438

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006(A)
ULTRA SHORT BOND FUND
Class A shares
Net Asset Value, Beginning of Period	$10.06	$10.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	052	029
Net Realized and Unrealized Gain (Loss) on Investments	(0.50)	(0.01)

Total From Investment Operations	0.02	0.28
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.54)	(0.27)

Total Dividends and Distributions	(0.54)	(0.27)

Redemption fees	0.01	—

Net Asset Value, End of Period	$9.55	$10.06

Total Return(c)	(0.04)%	3.00	%(D)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,700	$20,427
Ratio of Expenses to Average Net Assets(E)	0.73%	0 .75	%(F)
Ratio of Net Investment Income to Average Net Assets	5.21%	4.57	%(F)
Portfolio Turnover Rate	46.5%	49.0	%(F)

	2007(G)
ULTRA SHORT BOND FUND
Class C shares
Net Asset Value, Beginning of Period	$10.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(B)	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.48)

Total From Investment Operations	(0.13)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)

Total Dividends and Distributions	(0.38)

Net Asset Value, End of Period	$9.55

Total Return(C)	(1.47)%
Ratio/Supplemental Data:
Net Assets, End of period (in thousands)	$2,856
Ratio of Expenses to Average Net Assets(E)	1.50	%(F)
Ratio of Net Investment Income to Average Net Assets	4.51	%(F)
Portfolio Turnover Rate	46.5%

(A) Period from March 15, 2006, date shares first offered, through October 31, 2006.

(B) Calculated based on average shares outstanding during the period.

(C) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D) Total return amounts have not been annualized.

(E) Reflects Manager’s contractual expense limit.

(F) Computed on an annualized basis.

(G) Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share, all of which was distributed, during the period January 10, 2007, through January 16, 2007.

See accompanying notes.

439

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

2007	2006	2005	2004	2003
WEST COAST EQUITY FUND
Class A shares
Net Asset Value, Beginning of Period	$43 .09	$38.99	$35.04	$32.14	$23.73
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.30	(A)	0.18	0.25	0.06	(A)	0.04	(A)
Net Realized and Unrealized Gain (Loss) on Investments	7.13	5.02	4.33	2.84	8.37

Total From Investment Operations	7.43	5.20	4.58	2.90	8.41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.13)	(0 .20)	—	—

Distributions from Realized Gains	(0.99)	(0.97)	(0.43)	—	—

Total Dividends and Distributions	(1.17)	(1.10)	(0.63)	—	—

Net Asset Value, End of Period	$49.35	$43.09	$38.99	$35.04	$32.14

Total Return(B)	17.59%	13.50%	13.13%	9.06%	35.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$956,005	$880,755	$735,037	$621,924	$523,308
Ratio of Expenses to Average Net Assets	0.83%	0.85%	0.91%	0.94%	1.02%
Ratio of Gross Expenses to Average Net Assets(C)	0.83%	0.85%	0.91%	0.94%	1.02%
Ratio of Net Investment Income to Average Net Assets	0.63%	0.44%	0.68%	0.17%	0.14%
Portfolio Turnover Rate	17.6%	15.0%	13.0%	12.0%	14.0%

	2007		2006	2005	2004		2003
WEST COAST EQUITY FUND
Class B shares
Net Asset Value, Beginning of Period	$38.16		$34.84	$31.48	$29.14		$21.73
Income from Investment Operations:
Net Investment Income (Operating Loss)	(0.10	)(A)	(0.18)	(0.09)	(0.24	)(A)	(0.20	)(A)
Net Realized and Unrealized Gain (Loss) on Investments	6.26		4.47	3.88	2.58		7.61

Total From Investment Operations	6.16		4.29	3.79	2.34		7.41
Less Dividends and Distributions:
Distributions from Realized Gains	(0.99)		(0.97)	(0.43)	—		—

Total Dividends and Distributions	(0.99)		(0.97)	(0.43)	—		—

Net Asset Value, End of Period	$43.33		$38.16	$34.84	$31.48		$29.14

Total Return(B)	16.46%		12.45%	12.09%	8.03%		34.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$185,705		$184,340	$167,531	$141,134		$122,221
Ratio of Expenses to Average Net Assets	1.74%		1.78%	1.85%	1.89%		2.01%
Ratio of Gross Expenses to Average Net Assets(C)	1.74%		1.78%	1.85%	1.89%		2.01%
Ratio of Net Investment Income to Average Net Assets	(0.27)%		(0.49)%	(0.26)%	(0.78)%		(0.85)%
Portfolio Turnover Rate	17.6%		15.0%	13.0%	12.0%		14.0%

	2007		2006	2005	2004		2003
WEST COAST EQUITY FUND
Class C shares
Net Asset Value, Beginning of Period	$38.31		$34.94	$31.56	$29.20		$21.74
Income from Investment Operations:
Net Investment Income (Operating Loss)	(0.08	)(A)	(0.16)	(0.06)	(0.21	)(A)	(0.18	)(A)
Net Realized and Unrealized Gain (Loss) on Investments	6.29		4.50	3.88	2.57		7.64

Total From Investment Operations	6.21		4.34	3.82	2.36		7.46
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.01)	—		—
Distributions from Realized Gains	(0.99)		(0.97)	(0.43)	—		—

Total Dividends and Distributions	(0.99)		(0.97)	(0.44)	—		—

Net Asset Value, End of Period	$43.53		$38.31	$34.94	$31.56		$29.20

Total Return(B)	16.56%		12.53%	12.18%	8.12%		34.27%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,174		$21,039	$13,613	$9,000		$3,593
Ratio of Expenses to Average Net Asstes	1.69%		1.69%	1.78%	1.80%		1.90%
Ratio of Gross Expenses to Average Net Assets(C)	1.74%		1.69%	1.78%	1.80%		1.90%
Ratio of Net Investment Income to Average Net Asstes	(0.23)%		(0.40)%	(0.19)%	(0.69)%		(0.74)%
Portfolio Turnover Rate	17.6%		15.0%	13.0%	12.0%		14.0%

(A) Calculated based on average shares outstanding during the period.

(B) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C) Excludes expense reimbursement from Manager and/or custodian credits.
See accompanying notes.

440

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders
Principal Investors Fund, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Investors Fund, Inc. (comprising, respectively, Bond & Mortgage Securities Fund, California Insured Intermediate Municipal Fund, California Municipal Fund, Disciplined LargeCap Blend Fund, Diversified International Fund, Equity Income Fund I, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund II, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Growth Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, MidCap Stock Fund, Money Market Fund, Mortgage Securities Fund, Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Growth Fund I, Partners MidCap Value Fund, Partners SmallCap Growth Fund II, Preferred Securities Fund, Real Estate Securities Fund, Short-Term Bond Fund, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap Value Fund, Tax-Exempt Bond Fund I, Ultra Short Bond Fund, and West Coast Equity Fund) as of October 31, 2007, and the related statements of operations, cash flows, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the management of Principal Investors Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of California Insured Intermediate Municipal Fund, California Municipal Fund, Equity Income Fund I, High Yield Fund II, Income Fund, MidCap Stock Fund, Mortgage SecuritiesFund, Short-Term Income Fund, Tax-Exempt Bond Fund I, and West Coast Equity Fund for each of the periods presented through October 31, 2006, were audited by other auditors whose reports dated December 18, 2006 (California Insured Intermediate Municipal Fund, California Municipal Fund, Equity Income Fund I, High Yield Fund II, Income Fund, MidCap Stock Fund, Mortgage Securities Fund, Short-Term Income Fund, and West Coast Equity Fund) and December 29, 2006 (Tax Exempt Bond I), expressed an unqualified opinion.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Principal Investors Fund, Inc.’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Principal Investors Fund, Inc.’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Principal Investors Fund, Inc. at October 31, 2007, the results of their operations, their cash flows, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Des Moines, Iowa
December 21, 2007

441

FUND DIRECTORS
Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with the Principal Variable Contracts Fund, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “ interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.
The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**
Elizabeth Ballantine	Principal, EBA Associates since 1998.	108	The McClatchy Company
Director since 2004
Member, Nominating and Governance
Committee
1948

Kristianne Blake	President, Kristianne Gates Blake, P.S.	108	Avista Corporation; Russell
Director since 2006			Investment Company; Russell
Member, Operations Committee			Investment Funds
1954

Richard W. Gilbert	President, Gilbert Communications, Inc. since 1993.	108	Calamos Asset
Director since 1985			Management, Inc.
Member, Nominating and Governance
Committee
1940

Mark A. Grimmett	Executive Vice President and CFO, Merle	108	None
Director since 2004	Norman Cosmetics, Inc. since 2000.
Member, Audit Committee
1960

Fritz S. Hirsch	President and CEO, Sassy, Inc. since 1986.	108	None
Director since 2005
Member, Audit Committee
1951

William C. Kimball	Former Chairman and CEO, Medicap	108	Casey’s General Stores, Inc.
Director since 1999	Pharmacies, Inc.
Member, Operations Committee
1947

Barbara A. Lukavsky	President and CEO, Barbican Enterprises, Inc.	108	None
Director since 1987	since 1997.
Member, Nominating and Governance
Committee
Member, Executive Committee
1940

Daniel Pavelich	Retired. Formerly, Chairman and CEO of BDO	108	Catalytic Inc.; Vaagen Bros.
Director since 2006	Seidman.		Lumber, Inc.
Member, Audit Committee
1944

Richard Yancey	Retired. Formerly, Managing Director of Dillon	108	AdMedia Partners, Inc.;
Director since 2006	Read & Co.		Czech and Slovak American
Member, Nominating and Governance			Enterprise Fund
Committee
1926

*	Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**	Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

442

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher	Director and President, Principal Management	108	None
Director, President and CEO	Corporation, since 1999. Director, Principal
Member, Executive Committee	Funds Distributor, Inc. since 2007. Director,
711 High Street, Des Moines, IA 50392	Princor since 1999. President Princor 1999-
1952	2005. Senior Vice President, Principal Life,
since 2002. Prior thereto, Vice President.

William G. Papesh	President and Director of Edge Asset	108	None
Director	Management, Inc. since 2007; President and
Member, Operations Committee	CEO of WM Group of Funds 1987-2006.
1201 Third Avenue, 8th Floor
Seattle, Washington
1943

Larry D. Zimpleman	Chairman and Director, Principal	108	None
Director and Chairman of the Board since 2001	Management Corporation and Princor since 2001. President
Member, Executive Committee	and Chief Operating Officer, Principal Life
711 High Street, Des Moines, IA 50392	since 2006. President, Retirement and
1951	Investor Services, Principal Financial Group, Inc. 2003-
2006. Executive Vice President, 2001-2003,
and prior thereto, Senior Vice President,
Principal Life.
     The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Craig L. Bassett	Vice President and Treasurer, Principal Life.
Treasurer
711 High Street, Des Moines, IA 50392
1952

Michael J. Beer	Executive Vice President and Chief Operating Officer, Principal
Executive Vice President, Chief Financial Officer	Management Corporation. Executive Vice President, Principal
711 High Street, Des Moines, IA 50392	Funds Distributor, Inc., since 2007. President, Princor, since 2005.
1961

Randy L. Bergstrom	Counsel, Principal Life.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

David J. Brown	Vice President, Product & Distribution Compliance, Principal Life.
Chief Compliance Officer	Senior Vice President, Principal Management Corporation since
711 High Street, Des Moines, IA 50392	2004. Senior Vice President, Principal Funds Distributor, Inc.,
1960	since 2007. Second Vice President, Princor, since 2003, and prior thereto, Vice President, Principal Management Corporation and
Princor.

Jill R. Brown	Second Vice President, Principal Financial Group and Senior Vice
Senior Vice President	President, Principal Management Corporation and Princor, since
11000 Investment Blvd, El Dorado Hills, CA 95762	2006. Chief Financial Officer, Princor since 2003. Vice President,
1967	Princor 2003-2006. Senior Vice President and Chief Financial
Officer, Principal Funds Distributor, Inc., since 2007. Prior thereto,
Assistant Financial Controller, Principal Life.

Steve Gallaher	Second Vice President and Counsel, Principal Life since 2006.
Assistant Counsel	Self-Employed Writer in 2005. 2004 and prior thereto Senior Vice
711 High Street Des Moines, IA 50392	President and Counsel of Principal Residential Mortgage, Inc.
1955

Ernie H. Gillum	Vice President and Chief Compliance Officer, Principal
Vice President, Assistant Secretary	Management Corporation, since 2004, and prior thereto, Vice
711 High Street Des Moines, IA 50392	President, Compliance and Product Development, Principal
1955	Management Corporation.

Patrick A. Kirchner	Counsel, Principal Life.
Assistant Counsel
711 High Street, Des Moines, IA 50392
1960

443

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Carolyn F. Kolks	Counsel, Principal Life, since 2003 and prior thereto, Attorney.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1962

Sarah J. Pitts	Counsel, Principal Life.
Assistant Counsel
711 High Street, Des Moines, IA 50392
1945

Layne A. Rasmussen	Vice President and Controller – Mutual Funds, Principal
Vice President and Controller	Management Corporation.
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Vice President and Senior Securities Counsel, Principal Financial
Counsel	Group, Inc. Senior Vice President and Counsel, Principal
711 High Street, Des Moines, IA 50392	Management Corporation, Principal Funds Distributor, Inc., and
1951	Princor. Counsel, Principal Global.

Adam U. Shaikh	Counsel, Principal Life, since 2006. Prior thereto, practicing
Assistant Counsel	attorney.
711 High Street, Des Moines, IA 50392
1972

Dan Westholm	Director Treasury, since 2003. Prior thereto, Assistant Treasurer.
Assistant Treasurer
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Director and Secretary, Principal Funds, since 2007. Prior thereto,
Secretary	Business Manager for Pella Corporation.
711 High Street, Des Moines, IA 50392
1956
The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.
The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.
The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.
The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.
Additional information about the Fund is available in the Prospectuses dated May 29, 2007 and the Statement of Additional Information dated May 29, 2007. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.
PROXY VOTING POLICIES
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852 or at www.sec.gov.
SCHEDULES OF INVESTMENTS
The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.
SOURCE OF DISTRIBUTIONS
To the extent that distributions paid by the Funds are comprised of something other than income or capital gains, such as a return of capital, a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and should not be reported for tax purposes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

444

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS
During the period covered by this report, the Board of Directors of Principal Investors Fund, Inc. (PIF) approved (1) two subadvisory agreements relating to the High Yield Fund series of PIF (“High Yield Fund”), one with Lehman Brothers Asset Management LLC (“Lehman Brothers”), the other with J.P. Morgan Investment Management, Inc. (“J.P. Morgan”); (2) an amendment to the subadvisory agreement with Principal Global Investors (“PGI”) and an amendment to the Management Agreement with Principal Management Corporation (the “Manager”) relating to the addition of the LifeTime 2015 Fund, LifeTime 2025 Fund, LifeTime 2035 Fund, LifeTime 2045 Fund, and the LifeTime 2055 Fund (the “New LifeTime Funds”); and (3) annual review and renewal of the Management Agreement and the Subadvisory Agreements relating to all Funds. In preparation for their approval process, the Independent Directors met with independent legal counsel in advance of the meeting to discuss the information provided.
Lehman Brothers and J.P. Morgan Subadvisory Agreements
At its June 11, 2007 meeting, the board considered whether to enter into subadvisory agreements with Lehman Brothers and J.P. Morgan relating to the High Yield Fund.
In approving the subadvisory agreements, the board considered the nature, quality and extent of services to be provided under each proposed subadvisory agreement. The board considered the reputation, qualifications and background of each proposed Subadviser, investment approach of each Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of the Fund and the resources available to such personnel. The board also considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisers for the PIF Funds and that the due diligence program recommended Lehman Brothers and J.P. Morgan.
The board reviewed historical composite performance of each proposed Subadviser compared to its Morningstar, Inc. (“Morningstar”) peer group and relevant benchmark index. The board noted that as of March 31, 2007, each proposed Subadviser had outperformed its category and benchmark index over the last one, three and five year periods. The board concluded, based on this information, that investment performance was expected to be satisfactory.
The board noted that the proposed subadvisory fees match the subadvisory fee of the existing subadviser to the Fund. The board also considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and each proposed Subadviser and that the Manager will compensate each proposed Subadviser from its fees. The board also noted Lehman Brothers representation that, while it manages a number of institutional accounts for which the average fee is slightly lower than its proposed subadvisory fee, such lower average fees can be attributed to larger asset levels or other considerations. The board noted J.P. Morgan’s representation that its proposed subadvisory fee is not higher than fees it charges to its other subadvisory clients. On the basis of the information provided, the board concluded that the proposed subadvisory fee schedules were reasonable and appropriate.
In considering profitability, the board noted that there would be no immediate impact to the Manager’s profitability because the proposed subadvisory fees match that of the existing subadviser to the Fund. The board also noted that it need not review the estimated levels of profits to Lehman Brothers or J.P. Morgan because the Manager will compensate each proposed subadviser from its own management fees and the Manager has negotiated each proposed subadvisory agreement with each proposed Subadviser at arm’s length. The board considered whether there are economies of scale with respect to the services each Subadviser proposed to provide to the Fund. The board considered the capacity constraints of the investment style and concluded that each fee schedule reflects an appropriate recognition of any economies of scale at current asset levels even though the subadvisory fee schedules do not include breakpoints. The board also considered the character and amount of other incidental benefits to each proposed subadviser and found the subadvisory fees were reasonable in light of these fall out benefits.
Management Agreement and PGI Subadvisory Agreement
At its September 10, 2007 meeting, the board considered whether to amend its current subadvisory agreement with PGI to add the New LifeTime Funds and whether to amend the Management Agreement to add the New LifeTime Funds.
In approving the amended subadvisory agreement with PGI, the board considered the nature, quality and extent of services to be provided under the proposed amended subadvisory agreement. The board considered the reputation, qualifications and background of PGI, its investment approach and the resources available to its personnel, and the experience and skills of investment personnel responsible for the day-to-day management of the Fund. The board noted that PGI also acts as subadviser for the other LifeTime Funds. In addition, the board considered that the Manager’s due diligence program recommended PGI.
In approving the amended Management Agreement, the board considered the nature, quality and extent of services to be provided under the amended Management Agreement, including administrative services. The board noted that, in connection with considering the renewal of the management agreement for the other PIF Funds, including the other PIF LifeTime Funds, the board had (1) reviewed the services the Manager provides to the other PIF funds under the Management Agreement; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that the Manager provides appropriate resources under the Management Agreement for the existing funds; (3) considered the rigorous program the Manager has developed for identifying, recommending, monitoring and replacing subadvisers for the PIF funds and concluded that this due diligence process was working well; and (4) considered the compliance program the Manager has established and the level of compliance the Manager has attained. Based upon all relevant factors, the board concluded that the nature, quality and extent of the services the Manager is expected to provide to each New LifeTime Fund under the Management Agreement are satisfactory.
Because the New LifeTime Funds are newly created, no investment performance was available for review. However, the board reviewed the long-term performance record of the existing PIF LifeTime Funds. The board concluded, based on its experience with other PIF Funds, including other PIF LifeTime Funds, that the Manager has in place an effective process to monitor performance, to encourage remedial action and to make changes in the Subadviser at the appropriate time, if necessary.
With regard to fees and expenses, the board noted that the proposed subadvisory fee and the management fee are identical to the subadvisory fee and management fee of the existing PIF LifeTime Funds. The board had previously received information from the Manager, based on data supplied by Lipper Inc. (“Lipper”), comparing the subadvisory fees and management fees of the existing PIF LifeTime Funds to fees of mutual funds in the peer expense group and peer subadvised expense universe. The board noted that PGI represented that the proposed subadvisory for the New LifeTime Funds was not more than the fee it charges to other, similarly managed funds. The board concluded that the proposed subadvisory fee and management fee schedules were reasonable and appropriate in light of the anticipated quality of services to be provided.

445

In considering profitability, the board noted that the New LifeTime Funds are newly created, and that there were no statistics on profitability. The board received information regarding forecasts of profitability to the Manager, which was expected to be negative in the first year due to start-up costs. The board also noted that they need not review the estimated levels of profits to PGI because the Manager will compensate PGI from its own management fees. The board considered whether there are economies of scale with respect to the New LifeTime Funds given the anticipated accumulation of assets during the contractual period and whether the New LifeTime Funds will benefit from any such economies of scale through breakpoints in fees. The board noted that the proposed management fees but not the subadvisory fees include breakpoints and that the underlying funds that these fund-of-funds invest in also contain breakpoints that pass through economies of scale to the shareholders. The board concluded that the fee schedule for each New LifeTime Fund reflects an appropriate recognition of any economies of scale. The board also considered the character and amount of other incidental benefits, noting that PGI does not use soft dollars. The board found the subadvisory fees and management fees were reasonable in light of these fall out benefits.
Annual Review and Renewal of Management Agreement and Subadvisory Agreements.
Also at its September 10, 2007 meeting, the board performed its annual review and renewal of the Management Agreement and the Subadvisory Agreements relating to all Funds.
Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of PIF, as defined in the 1940 Act (the “Independent Directors”), annually to review and consider the continuation of: (i) the Management Agreement with the Manager as it relates to each of the sixty-seven series of PIF (each series is referred to as a “Fund”), and (ii) the investment subadvisory agreements between the Manager and each of Alliance Capital Management L.P.; American Century Investment Management, Inc.; Ark Asset Management Co., Inc.; Alliance Bernstein Investment Research and Management; Barrow, Hanley, Mewhinney & Strauss; BNY Investment Advisers; Columbus Circle Investors (“CCI”); Dimensional Fund Advisors, Inc.; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex; Fidelity Management and Research Company; Goldman Sachs Asset Management, L.P.; J.P. Morgan Investment Management, Inc.; Jacobs Levy; Lehman Brothers Asset Management LLC; Los Angeles Capital Management and Equity Research, Inc.; Mazama Capital Management, Inc.; Mellon Equity Associates, LLP; Morgan Stanley Investments LP; Neuberger Berman Management, Inc.; Post Advisory Group, LLC (“Post”); Principal Real Estate Investors, LLC (“Principal-REI”); Principal Global Investors, LLC (“PGI”); Spectrum Asset Management, Inc. (“Spectrum”); T. Rowe Price Associates, Inc.; Turner Investment Partners, Inc.; UBS Global Asset Management (Americas), Inc.; and Vaughan Nelson Investment Management, LP; (the Subadvisers). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”
At a meeting held on September 10, 2007, the board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Manager and each Subadviser and the continuation of the Advisory Agreements. On August 13, 2007 and September 9, 2007, the Independent Directors also met independently of Fund management and the directors who are interested persons of PIF with their independent legal counsel and an independent consultant. In evaluating the Advisory Agreements, the board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of each Fund compared to the investment performance of a broad based industry category determined by Morningstar and a market index, (ii) a comparison of each Fund’s management fee (at current asset levels and theoretical asset levels) and expense ratio (at current asset levels) to the advisory fee and expense ratio for the mutual funds in a narrow peer group and a broad-based industry category, both selected by Lipper, (iii) fee schedules applicable to the Manager’s and the Subadvisers’ other clients, (iv) the Manager’s financial results and condition, including its profitability from services it performed for each Fund, (v) an analysis of the Manager’s and each Subadviser’s allocation of the benefits of economies of scale (vi) the Manager’s and each Subadvisers’ record of compliance with applicable laws and regulations, and with each Fund’s investment policies and restrictions, and (vii) the nature and character of the services the Manager and each Subadviser provides to each Fund.
Nature, Extent and Quality of Services
With regard to the Manager, the board considered the nature, quality and extent of services provided under the Management Agreements, including administrative services. The board considered the experience and skills of senior management leading fund operations, the experience and skills of the Manager’s personnel, the resources made available to such personnel, the Manager’s ability to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The board also considered the Manager’s program for identifying, recommending, monitoring and replacing Subadvisers. The board concluded that this due diligence process was working well. The board also considered the compliance program established by the Manager and the level of compliance attained for the Funds.
With regard to each Subadviser, the board considered the reputation, qualifications and background of each Subadviser, the investment approach of each Subadviser, the experience and skills of each Subadviser’s investment personnel, the resources made available to such personnel, and each Subadviser’s compliance with each Fund’s investment policies and compliance in general. The board also considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.
Based on all relevant factors, the board concluded that the nature, quality and extent of the services the Manager and each Subadviser provides to each Fund were sufficient to support renewal of the Advisory Agreements.
Investment Performance
The board reviewed each Fund’s investment performance over longer-terms (three and five year periods), when available, and otherwise for a short-term (one year) period, and compared those returns to various agreed-upon performance measures, including market indices and peer group data based upon a broad based, industry category determined by Morningstar (“Morningstar Category”). The board also considered whether each Fund’s performance results were consistent with the Fund’s investment objective and policies. As to each Fund, the Manager had advised the board either that the investment services delivered by the Subadviser to the Fund were reasonable or the Subadviser’s longer-term track record justified continuing the contract with more in-depth monitoring.
Based upon all relevant factors, the board concluded that either: (i) the investment performance of each Fund either met or exceeded acceptable levels of investment performance, and was therefore satisfactory; or (ii) although the Fund experienced underperformance, based upon the Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreements. In each case involving underperformance, the board concluded that the Manager was providing effective monitoring.
The board noted that the Manager does not directly control investment performance, but rather engages the Subadvisers that manage the portfolios. The board concluded that the Manager has in place an effective due diligence process to monitor performance, to encourage remedial action and to make changes in the Subadviser at the appropriate time, if necessary. Therefore, the board concluded that the Manager’s performance was satisfactory with respect to investment performance.

446

Investment Management and Subadvisory Fees
The board considered the management fees and total expense ratios for each Fund. The board received information, based on data supplied by Lipper, comparing each Fund’s contractual (at current asset levels and at theoretical asset levels) and actual (after fee waivers) management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class A shares, where available, and otherwise for Class I shares to advisory fees and expense ratios of the mutual funds in a narrow peer group identified by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”).
In assessing whether the management fee was reasonable, the board considered a variety of factors, including the amount of the fee, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, services provided, performance and profitability. For most funds, management fees and expense ratios were within the third quartile or better when compared to their Expense Group or Expense Universe, which the board considered reasonable. For Funds with management fees within the fourth quartile, the board concluded that, taking into account all other relevant factors, including expense ratios, the management fees were reasonable. The board also considered that certain comparable Funds have different management fees and concluded that in each case the fee was reasonable given the Fund’s particular circumstances.
Considering all factors they deemed relevant, the board concluded that the management fee schedule for each Fund, with the changes proposed by the Manager, was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.
The board also considered each Fund’s subadvisory fees. The board evaluated the subadvisory fees based upon data supplied by Lipper, which compared the contractual subadvisory fees to available information about subadvised funds in the Expense Universe (“Subadvised Expense Universe”).
For each Subadviser not affiliated with the Manager (“Unaffiliated Subadvisers”) (each Subadviser except PGI, Principal-REI, Edge, Columbus Circle, Post and Spectrum) the board considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and each Subadviser and that the Manager compensates the Subadviser from its fees.
For the Subadvisers that reported fees for “Other Clients” with comparable investment policies and receiving comparable services, the board noted that most Subadvisers did not charge higher fees to the Manager than they charged to their Other Clients. For the Subadvisers that charged higher fees to the Manager than to their Other Clients, the board noted that, based on representations made by those Subadvisers, the higher fees were generally a result of fewer assets, different level of services provided, and/or a different competitive environment at the time of the initiation of the relationship, which had resulted in the lower fees charged to the Other Clients.
For Funds with Affiliated Subadvisers (PGI, Principal-REI, Edge, Columbus Circle, Post and Spectrum), the board noted that the Subadviser is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee.
Based upon all of the above, the board determined that the subadvisory fees for each Fund were reasonable.
Profitability
The board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the applicable Advisory Agreements. The board also received information regarding the enterprise-wide profitability the Manager derives with respect to all fund services in totality and each Fund individually. Given the recent acquisition of WM Advisors by Principal Financial Group, and the changes in asset size, fee structure, and expense caps related to the Funds arising from the combination of the two fund complexes, the Manager provided projected 2007 profitability for the board’s review, as the Manager believed it better reflected current profitability. The board concluded that the profitability to the Manager from the management of each Fund (including the profitability to PGI) was not unreasonable, taking into account the reasonableness of the Fund’s management fees and total expenses, and given the quality of investment performance.
In concluding that each Unaffiliated Subadviser’s anticipated profit would not be unreasonable, the board determined that it need not review estimated levels of profit to each Unaffiliated Subadviser because, as the board noted, the Manager will compensate each Unaffiliated Subadviser from its own management fees and the Manager had negotiated the subadvisory agreement with each Unaffiliated Subadviser at arm’s length.
Economies of Scale
The board considered whether there are economies of scale with respect to the management of each Fund and whether each Fund benefits from any such economies of scale through breakpoints in fees. The board also reviewed the level at which breakpoints occur and the amount of the reduction. The board also considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of each Fund. The board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale at current asset levels. The board noted that the management fees for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund and SmallCap S&P 600 Index Fund do not include breakpoints. Although their management fee schedules do not contain breakpoints, the board noted that each Index Fund has a relatively low basis-point fee for initial Fund assets and the board concluded that these Funds do not generate sufficient economies of scale at their current asset size to justify a breakpoint at this time. For the Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, and the Principal LifeTime Strategic Income Fund, the board noted that the Manager agreed to establish a breakpoint for each Fund for assets above $3 billion. In addition, the board noted that the underlying funds in which these funds-of-funds invest contain breakpoints that pass through economies of scale to the shareholders.
The board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The board also considered whether the effective subadvisory fee rate for each Fund under each Subadvisory Agreement is reasonable in relation to the asset size of each Fund. The board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.
Other Benefits to the Manager and Subadvisers
The board received and considered information regarding the character and amount of other incidental benefits the Manager, its affiliates and each Subadviser receive as a result of their relationship with PIF, including each Subadviser’s soft dollar practices. The board concluded that, taking into account any incidental benefits the Manager and each Subadviser receive, the management and subadvisory fees for each Fund were reasonable.
Overall Conclusions
Based upon all of the information it considered and the conclusions it reached, the board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.

447

FEDERAL INCOME TAX INFORMATION
PRINCIPAL INVESTORS FUND, INC.
October 31, 2007 (unaudited)
Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2007. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.
Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2007, that qualifies for the dividend received deduction is as follows:

Deductible
Percentage

Disciplined LargeCap Blend Fund	100%
Equity Income Fund I	45
High Yield Fund II	1
LargeCap Growth Fund	100
LargeCap S&P 500 Index Fund	100
LargeCap Value Fund	90
MidCap Blend Fund	61
MidCap S&P 400 Index Fund	60
MidCap Stock Fund	67
MidCap Value Fund	86
Partners LargeCap Blend Fund	59
Partners LargeCap Blend Fund I	100
Partners LargeCap Growth Fund I	88
Partners LargeCap Growth Fund II	25
Partners LargeCap Value Fund	96
Partners LargeCap Value Fund I	98
Partners LargeCap Value Fund II	89
Partners MidCap Growth Fund	100
Partners MidCap Growth Fund I	20
Partners MidCap Growth Fund II	9
Partners MidCap Value Fund	25
Partners MidCap Value Fund I	64
Partners SmallCap Blend Fund	26
Partners SmallCap Growth Fund III	3
Partners SmallCap Value Fund	76
Partners SmallCap Value Fund I	45
Partners SmallCap Value Fund II	14
Preferred Securities Fund	28
Principal LifeTime 2010 Fund	12
Principal LifeTime 2020 Fund	16
Principal LifeTime 2030 Fund	21
Principal LifeTime 2040 Fund	23
Principal LifeTime 2050 Fund	23
Principal LifeTime Strategic Income Fund	6
SAM Balanced Portfolio	23
SAM Conservative Balanced Portfolio	13
SAM Conservative Growth Portfolio	52
SAM Flexible Income Portfolio	7
SAM Strategic Growth Portfolio	65
SmallCap Blend Fund	100
SmallCap Growth Fund	96
SmallCap S&P 600 Index Fund	46
SmallCap Value Fund	19
West Coast Equity Fund	100
Qualified Dividend Income. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2007, taxed at a maximum rate of 15% is as follows:

Percentage

Disciplined LargeCap Blend Fund	100%
Diversified International Fund	62
Equity Income Fund I	54
High Yield Fund II	4
Income Fund	3
International Emerging Markets Fund	27
International Growth Fund	30
LargeCap Growth Fund	100
LargeCap S&P500 Index Fund	100
LargeCap Value Fund	90
MidCap Blend Fund	63
MidCap S&P400 Index Fund	60
MidCap Stock Fund	97
MidCap Value Fund	88
Partners Global Equity Fund	97
Partners International Fund	53
Partners LargeCap Blend Fund	60
Partners LargeCap Blend Fund I	100
Partners LargeCap Growth Fund I	90
Partners LargeCap Growth Fund II	25
Partners LargeCap Value Fund	100
Partners LargeCap Value Fund I	98
Partners LargeCap Value Fund II	100
Partners MidCap Growth Fund	100
Partners MidCap Growth Fund I	20
Partners MidCap Growth Fund II	9
Partners MidCap Value Fund	30
Partners MidCap Value Fund I	65
Partners SmallCap Blend Fund	26
Partners SmallCap Growth Fund III	3
Partners SmallCap Value Fund	76
Partners SmallCap Value Fund I	47
Partners SmallCap Value Fund II	14
Preferred Securities Fund	32
Principal LifeTime 2010 Fund	16
Principal LifeTime 2020 Fund	23
Principal LifeTime 2030 Fund	25
Principal LifeTime 2040 Fund	33
Principal LifeTime 2050 Fund	34
Principal LifeTime Strategic Income Fund	8
SAM Balanced Portfolio	41
SAM Conservative Balanced Portfolio	21
SAM Conservative Growth Portfolio	77
SAM Flexible Income Portfolio	9
SAM Strategic Growth Portfolio	91
SmallCap Blend Fund	100
SmallCap Growth Fund	95
SmallCap S&P 600 Index Fund	46
SmallCap Value Fund	19
West Coast Equity Fund	100
Foreign Taxes Paid. The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Fund to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended October 31, 2007, are as follows:

Foreign Taxes
Per Share

Diversified International Fund	.0279
International Emerging Markets Fund	.0583
International Growth Fund	.0220
Partners Global Equity Fund	.0242
Partners International Fund	.0283
This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you receive from the Fund’s transfer agent.

448

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WE’LL GIVE YOU AN EDGESM
A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.
     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.
To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.
For more information about these funds, including their full names, please see the Principal Investors Fund, Inc. prospectus or visit www.principalfunds.com.
Principal Investors Fund, Inc. is distributed by Principal Funds Distributor, Inc., member of the
Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation
and its affiliates, and Principal Investors Fund, Inc. are collectively referred to as Principal Funds.
Distributed by:
Principal Funds Distributor, Inc.
Member FINRA
1100 Investment Blvd., Suite 200
El Dorado Hills, CA 95762
FV 400-1 | 12/2007 | #8695122009
©2007 Principal Financial Services, Inc.
Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370
Do not use this address for business correspondence.

Principal Investors Fund, Inc.
Class J, Institutional & Plan Class
Annual Report
October 31, 2007

PORTFOLIO MANAGERS’ COMMENTS
Important Fund Information
The following disclosure applies to the Principal Investors Fund, Inc.:
The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each Fund, the illustration is based on performance of the share class indicated.
Growth of a hypothetical $10,000 investment in a different share class would vary from the results illustrated because different expenses are charged to each share class. Past performance does not guarantee future results.
For comparison to the Fund, each line graph illustrates the growth of a hypothetical $10,000 that earns the average return of the Fund’s mutual fund category, as determined by Morningstar, Inc. The average return of the Morningstar category does not reflect sales charges but does reflect transaction costs and operating expenses of all mutual funds included in the category. Each line graph also illustrates performance of the Fund’s benchmark or index. Each index is unmanaged and theoretical, and therefore the performance illustrated does not reflect sales charges, transaction costs or operating expenses.
The inception dates given in the tables are the dates on which shares of each share class were initially offered for sale. Extended performance is calculated based on the historical performance of the funds’s oldest share class, adjusted for the fees and expenses of the share class shown. These adjustments result in performance for the periods prior to the inception date of the share class that is no higher than the historical performance of the applicable share class.
The graphs and tables do not reflect the deduction of income taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares if the shares were held outside a qualified retirement plan. Performance information may reflect historical or current expense waivers/ reimbursements, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the notes to the financial statements.
Fund shares are neither deposits nor obligations of any bank or other insured depository institution, nor are they endorsed or guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risks, including possible loss of the principal amount invested. The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost.
Except where noted, the commentaries on the following pages cover the Principal Investors Fund, Inc. fiscal year, which runs from November 1, 2006 through October 31, 2007. Because there is no standardized system for classifying securities, sector names may vary from one commentary to another. Furthermore, sector names and percentage allocations referenced in the commentaries may differ from those in the schedule of investments we have prepared for this report. In some cases, specific security holdings mentioned in the commentaries have been liquidated during the reporting period and therefore do not appear in the schedule of investments which is prepared as of the end of the reporting period.

ECONOMIC & FINANCIAL MARKET REVIEW
Sub-prime Contagion Threatens Capital Markets
The period began with the continuation of a multi-year trend where the persistence of low market volatility encouraged investors to seek out the riskiest asset classes. The tone of the market changed in early 2007 when the first wave of fears concerning the sub-prime mortgage market appeared. Initially, broad equity markets were resilient. However, risk aversion surged soon after, prompted by the near collapse of two highly levered hedge funds in the spring of 2007. The hedge funds faltered under the weight of their sub-prime mortgage exposure, which worried many investors who were already fearful of the potential spread of sub-prime issues to the broad capital markets.
Investors’ worst fears materialized during July and August as the woes of the sub-prime sector proved not to be isolated. As delinquencies spiked and ratings downgrades mounted, investors were forced to liquidate assets to cover losses in sub-prime debt. The global capital markets seized as sub-prime exposure, in a variety of increasingly intricate instruments, negatively affected many hedge funds, institutional investors, and financial institutions.
Aggressive Fed Cut Keeps Markets Afloat
The Federal Reserve (the Fed) began the period with a hawkish stance, stating that inflation remained the predominant policy concern amidst tight labor markets and solid capacity utilization. The Fed tried to stay on the sidelines as the sub-prime fallout unfolded, but the extreme illiquidity of early August forced them into action with an unusual 50 basis point (0.50%) reduction in the discount rate, the rate at which banks can borrow from the Fed. The Fed then followed up with a better than expected 50 basis point cut to the federal funds rate on September 18, providing tremendous relief to the markets. A 25 basis point cut to the federal funds rate followed on October 31.
Despite Volatility, Equities Post Positive Results
Equity markets performed well throughout much of the last 12 months, due in part to a surge in private equity-financed merger and acquisition activity as well as share buyback programs. Risk aversion spiked to the detriment of stocks during the summer, when the magnitude of the sub-prime issues became evident. However, equity markets rebounded once the Fed stepped in. A flurry of substantial write-offs related to sub-prime debt on the behalf of major financial institutions led to further volatility in the last month of the period.
Value stocks, weighed down by the beleaguered financials sector, significantly trailed their growth counterparts within this environment. The outperformance of growth stocks was also fueled by favorable results in the technology space. Large caps outpaced small caps, as they are generally deemed to be better suited to outperform as domestic growth moderates.
Foreign stocks vastly outperformed U.S. stocks during the period. Developed market returns were overshadowed by tremendous results in emerging markets, which benefited from robust commodity prices and favorable growth dynamics. The substantial depreciation of the U.S. dollar boosted returns for all U.S. dollar-based investors.
Public Real Estate Suffers in Market Correction
The public real estate market, as represented by the MSCI REIT Index, was the only major asset class to generate negative returns for the last 12 months. Most of the underperformance was isolated in July and August, when the credit market turmoil was at its worst. Although fundamentals in the sector remained favorable, investor concern that the sub-prime issues in the residential real estate market would spread to the commercial arena weighed on results. The sector did revive in August and finished the period on a strong note.
Treasury Yield Curve Steepens and Short-term Rates Rally in Volatile Period
The yield curve began the period in an inverted shape, where the ten-year Treasury yield was slightly below that of the 2-year. Short-term rates rallied, however, thanks in part to the aggressive Fed moves. Long-term rates rose slightly, reflecting investor concern that the Fed would be unable to control inflation with its dovish rate stance.
Fixed-income markets posted positive absolute returns in this environment, led by the high-yield sector. Although this sector suffered during the summer’s credit turmoil, it rebounded in September and October and was able to build on a substantial lead established in the first half of the 12-month period. Within the investment-grade Lehman Brothers Aggregate Bond Index, government securities outperformed at the expense of all spread sectors. Commercial mortgage-backed securities were the worst performers, due in part to investor concern about a deterioration in underwriting standards. Mortgage-backed securities issued by the government agency, Ginnie Mae, and the government-sponsored entities, Fannie Mae and Freddie Mac, generated the best results within the troubled spread sectors. These securities performed well due to their liquidity, performance guaranty, tighter underwriting standards, and lack of exposure to sub-prime borrowers.

Bond & Mortgage Securities Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	3.17%	3.58%	4.74%
Advisors Select*	12/6/2000	3.00%	3.39%	4.52%
Advisors Signature*	11/1/2004	2.94%	3.25%	4.41%
J*	3/1/2001	3.22%	3.42%	4.55%
J**	3/1/2001	2.23%	3.42%	4.55%
Institutional*	3/1/2001	3.85%	4.17%	5.31%
Preferred*	12/6/2000	3.49%	3.90%	5.07%
Select*	12/6/2000	3.42%	3.90%	5.11%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Most non-Treasury sectors underperformed Treasuries during the period. Below investment grade corporate bonds, which are not included in the Lehman Brothers Aggregate Bond Index, were one exception, outperforming like-duration U.S. Treasuries with an excess return of 0.34%. The Fund benefited from an out-of-index allocation to below investment grade corporate bonds. Overweighted positions in commercial mortgage-backed securities (CMBS), asset-backed securities, and investment-grade corporate bonds negatively impacted performance, as these sectors underperformed the index. Underweighted positions in U.S. agencies and U.S. Treasuries negatively impacted performance, as these sectors outperformed the index. The Fund was neutral to mortgage-backed securities (MBS), which performed in line with the index.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Fund’s process, aggressive shifts in Fund duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield curve positioning and individual selection.
What is the Outlook for the Fund?
Portfolio management believes that the reasonably strong underlying fundamentals of corporations and consumers, coupled with a friendly Federal Reserve, will provide the support to help ensure that financial markets turmoil is relatively short-lived and contained. They believe growth will slow, but the U.S. economy should avoid recession. Defaults and losses will continue as a result of the sub-prime crisis, but current valuations reflect extreme losses that the Fund management team does not believe will ultimately be realized. Fundamentals of corporations remain strong, but will gradually decline over the next two years (defaults have remained around 1% for the past 12 months). However, current risk premiums reflect the fundamental risks, plus the potential of a steep increase in defaults/credit deterioration, which the team does not believe will materialize. Despite unfavorable technicals (CMBS are now being shorted aggressively by macro hedge funds), the team believes that underlying commercial mortgages will continue to perform and do not have the same fundamental risk as sub-prime residential MBS. The portfolio management team believes this market environment represents numerous long-term opportunities that offer necessary value to withstand the short-term volatility of risk premiums.

Disciplined LargeCap Blend Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	Life of Fund

Advisors Preferred*	12/30/2002	14.04%	14.40%
Advisors Select*	12/30/2002	13.83%	14.18%
Advisors Signature*	11/1/2004	13.73%	14.02%
Institutional*	12/30/2002	14.70%	15.03%
Preferred*	12/30/2002	14.39%	14.75%
Select*	12/30/2002	14.28%	14.61%

*	The share class does not collect a front-end sales charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Strong stock selection in the energy, health care, information technology, industrials, financials, and consumer discretionary sectors had a positive impact on Fund performance for the past 12 months. The Fund had poor stock selection in the materials, telecommunications, and utility sectors, which negatively affected performance. Stocks positively affecting relative returns included National Oilwell Varco, NVIDIA, Apple, Precision Castparts, and MEMC Electronics Materials. Stocks that negatively impacted the Fund’s performance included Merrill Lynch, McGraw-Hill, Nucor, Dell, and Exelon. The Fund’s investment strategy worked well during the quarter as investors focused on stocks with improving fundamentals, rising investor expectations, and attractive valuations.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Fund focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended Fund risks are neutralized.
What is the Outlook for the Fund?
The portfolio management team continues to focus on companies with improving business fundamentals, rising investor expectations, and attractive valuations. Companies with these characteristics tend to outperform over a market cycle. Additionally, the portfolio management team focuses on appropriate risk controls to preserve alpha generation while minimizing unintended systematic risk factors.

Diversified International Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES

(1) This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	33.21%	25.69%	10.70%
Advisors Select*	12/6/2000	32.96%	25.51%	10.49%
Advisors Signature*	11/1/2004	32.77%	25.32%	10.37%
J*	3/1/2001	33.05%	25.45%	10.41%
J**	3/1/2001	32.05%	25.45%	10.41%
Institutional*	3/1/2001	33.87%	26.38%	11.28%
Preferred*	12/6/2000	33.54%	26.10%	11.06%
Select*	12/6/2000	33.30%	26.19%	11.05%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Performance during the fiscal year was driven by stock selection. Stock selection was strong in most sectors, led by information technology and industrials. The Fund holds Nintendo and one of its key suppliers, Mitsumi Electric. Both companies benefited from the success of Nintendo’s DS handheld game platform as well as the unexpected runaway success of the Wii game platform. Sales volumes of the Wii and related games have exceeded the most bullish estimates and have resulted in steady upgrades of earnings forecasts. In industrials, two key outperformers, Komatsu and MAN, saw greater demand than expected for their mining and construction equipment and trucks, respectively. Performance in the financials and consumer discretionary sectors was negatively impacted by stock selection. Stock selection in financials suffered as ABN AMRO was taken over for a large premium. The Fund did not have a holding in this bank. The European auto companies in the midst of restructuring plans were the best performers in the consumer discretionary sector. The Fund was underweighted in this area and held larger positions in the Japanese autos instead. Stock selection in emerging markets and small-cap companies contributed positively as it did in the mid- and large-cap companies in Asia, Japan, and Europe.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Fund focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended Fund risks are neutralized.
What is the Outlook for the Fund?
Demand from emerging markets for everything from iron ore to beer remains robust. The portfolio management team continues to find opportunities in companies with direct sales into emerging markets and those that are indirect beneficiaries through higher commodity prices. The outlook for global economies and markets is more uncertain, but the fundamentals of international economies remain superior to those in the United States. Stronger links to emerging markets and higher commodity prices are driving faster GDP growth, with interest rates remaining relatively low. The Fund is positioned to benefit from these trends.

Equity Income Fund I
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	10 Years

Institutional*	8/1/2000	13.99%	17.78%	10.66%

*	The share class does not collect a front-end sales charge.
Sub-Advisor:
Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Performance for the year was positively impacted by an underweighting in both the financial and consumer sectors as well as an overweighting in the energy sector. Supporting the financial weighting was a relatively low exposure to banks which were hit by an implosion within sub-prime mortgages, as well as corresponding negative issues related to derivative investments. Selectivity in the consumer sector was aided by Hilton Hotels being acquired by Blackstone Group and such steady blue chips as McDonald’s and Nordstrom.
Hurting results was the Fund’s exposure to European drug stocks which, while dramatically less expensive than their U.S. counterparts, have remained at an unsustainable discounted valuation. During the year, the Fund’s largest positions generally made positive contributions other than Bank of America, which lagged. For example, Bank of New York completed its acquisition of Mellon, and Prudential continues to be a leading life insurer. The Fund owned both the Bank of New York and Mellon, both with good gains, prior to the merger. Telecommunications performed well through positions in AT&T, the largest position as of the end of the year, and Verizon, the third largest position. After a long six-year hiatus, Intel has shown strong results and was the Fund’s second largest holding for the period. Rounding out the top ten holdings were Chevron, General Electric, Devon Energy, and Kraft.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund focuses on providing investors with conservative, income-oriented exposure to the stock market. Using bottom-up fundamental and quantitative analysis, the portfolio manager seeks undervalued large-cap firms that he believes demonstrate strong balance sheets, cash flow, and dividend growth prospects, plus the potential to weather most economic conditions. To enhance diversification and income potential, the Fund may also invest in real estate investment trusts (REITs), as well as convertible, corporate, and government bonds.
What is the Outlook for the Fund?
Portfolio management believes that, despite economic strains and recession concerns, U.S. corporate profits are anticipated to grow 6-8% due to the continued strength of worldwide growth. The Fund will strive to continue in its goal of being strongly diversified in an effort to provide consistent, competitive returns. In addition, the Fund continues to own cash-rich, dividend-paying, less expensive companies that are believed to have the ability to weather any economic scenario.

Global Real Estate Securities Fund
Sub-Advisor:
Principal Real Estate Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
This performance commentary covers the one-month period since the Fund’s inception on October 1, 2007. Stock selection contributed positively to performance and the effect from country allocation was neutral. The North America segment was a key contributor with good stock selection among U.S. real estate investment trusts. The primary drivers of performance were several favorable stock picks in the office and retail property sectors. The European segment contributed positively as the strategy of overweighting companies who own prime, high-quality real estate proved successful. Also, an overweighting in Belgian, Swedish, and Dutch stocks, where an above-average level of dividend yield was available, was beneficial. Avoiding German residential developers with a high level of financial leverage helped index relative results. The Asia Pacific segment enjoyed favorable stock selection, most notably in Japan. Driving the Japanese outperformance were positions to property fund managers K.K. DaVinci and Kenedix Inc.
What is the Outlook for the Fund?
The direction of economic growth and property valuations are the key issues facing property stock investors in the future months. Upheaval in credit markets raises the risk of a recession in the U.S. that could spread worldwide. Asia’s growth could be at risk if the U.S. economy slows the demand for exports from the Asian region. A declining U.S. dollar only exacerbates this risk. A weakening worldwide economy would likely cause pressure on property stocks. Economic resiliency could benefit them.
A second key issue will be any movement in property values. Stock price declines in the U.S. and Europe reflect investor expectations that property values are poised to fall. In the months ahead, it will become evident if this forecast is accurate. Property sale activity has slowed of late as credit market disruption has decelerated transaction activity. The widening spread between the prices property buyers have been willing to bid and what sellers have been asking has also retarded sale activity. Eventually, this bid/ask spread will narrow, and property sales activity will increase. As sales activity increases it will better demonstrate the value of the property companies. If the realized decline is greater than being presently forecasted by property stock price levels, additional price pressure may follow. If the realized decline is less than that being forecasted by the stocks presently, they may rally. Short term, one can expect an above average level of volatility as investor expectations swing both positively and negatively along with the revelation of new economic and real estate data.

Government & High Quality Bond Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	3.74%	2.73%	4.04%
Advisors Select*	12/6/2000	3.66%	2.54%	3.86%
Advisors Signature*	11/1/2004	3.40%	2.40%	3.71%
J*	3/1/2001	3.63%	2.50%	3.80%
J**	3/1/2001	2.64%	2.50%	3.80%
Institutional*	3/1/2001	4.21%	3.26%	4.60%
Preferred*	12/6/2000	4.05%	3.04%	4.38%
Select*	12/6/2000	3.93%	2.92%	4.26%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The primary detractors to the Fund’s performance were a lower than index weighting to U.S. Treasuries and agency debentures, and a higher than index weighting to commercial mortgage-backed securities (CMBS) and home equity asset-backed securities. Within the latter sectors, AAA securities, where the Fund was focused, did perform better than their lower quality peers, but still had negative excess returns versus Treasuries. The Fund may hold securities in either cash or in synthetic form. Holding synthetic securities involves getting paid the return of the sector (e.g., mortgage-backed securities (MBS)) by a counterparty, paying the counterparty a financing rate, and investing the cash in AAA short-term securities rather than the MBS. Synthetic replication of MBS and U.S. Treasuries hurt performance, as short-term investments severely underperformed. In particular, floating rate home equity asset-backed securities fell in value, causing the overall Fund to underperform. All non-Treasury sectors experienced negative excess returns as risk premiums increased. The worst performing sector was floating rate asset-backed securities, which suffered the largest increase in risk premium. The Fund also held CMBS, which were a major detractor to performance.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Fund’s process, aggressive shifts in Fund duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield curve positioning and individual selection.
What is the Outlook for the Fund?
Portfolio management believes that the reasonably strong underlying fundamentals of corporations and consumers, coupled with a friendly Federal Reserve, will provide the support to ensure that the financial markets turmoil is relatively short-lived and contained. They believe growth will slow, but the U.S. economy should avoid recession. Defaults and losses will continue as a result of the sub-prime crisis, but current valuations reflect extreme losses that the portfolio management team does not believe will ultimately be realized. Fundamentals of corporations remain strong, but will gradually decline over the next two years (defaults have remained around 1% for the past 12 months). However, current risk premiums reflect the fundamental risks, plus the potential of a steep increase in defaults/credit deterioration, which the team does not believe will materialize. Despite unfavorable technicals (CMBS are now being shorted aggressively by macro hedge funds), the team believes that underlying commercial mortgages will continue to perform and do not have the same fundamental risk as sub-prime residential MBS. The portfolio management team believes this market environment represents numerous long-term opportunities, which offer necessary value to withstand the short-term volatility of risk premiums.

High Quality Intermediate-Term Bond Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	3.06%	3.43%	4.71%
Advisors Select*	12/6/2000	2.88%	3.21%	4.51%
Advisors Signature*	11/1/2004	2.71%	3.09%	4.38%
J*	3/1/2001	2.85%	3.20%	4.44%
J**	3/1/2001	1.85%	3.20%	4.44%
Institutional*	3/1/2001	3.63%	4.00%	5.33%
Preferred*	12/6/2000	3.28%	3.72%	5.03%
Select*	12/6/2000	3.26%	3.61%	4.90%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Most non-Treasury sectors underperformed Treasuries during the period. Overweighted positions in CMBS, asset-backed securities and investment grade corporate bonds negatively impacted performance, as these sectors underperformed the index. Underweighted positions in U.S. agencies and U.S. Treasuries negatively impacted performance, as these sectors outperformed the index. The portfolio was neutral to MBS, which performed in line with the index.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the portfolio structure. The portfolio’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the portfolio’s process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield curve positioning and individual selection.
What is the Outlook for the Fund?
The reasonably strong underlying fundamentals of corporations and consumers, coupled with a friendly Fed will provide the support to ensure the financial markets turmoil is relatively short-lived and contained. Growth will slow, but the U.S. economy should avoid recession. Defaults and losses will continue from sub-prime, but current valuations reflect extreme losses that the portfolio management team does not believe will ultimately be realized. Fundamentals of corporations remain strong, but will gradually decline over the next two years (defaults have remained around 1% for the past 12 months). However, current risk premiums reflect the fundamental risks, plus the potential of a steep increase in defaults/credit deterioration, which the team does not believe will materialize. Despite unfavorable technicals (CMBS is now being shorted aggressively by macro hedge funds), the team believes that underlying commercial mortgages will continue to perform and do not have the same fundamental risk as sub-prime residential MBS. The portfolio management team believes this market environment represents numerous long-term opportunities, which offer necessary value to withstand the short-term volatility of risk premiums.

High Yield Fund
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
The graph shows the Fund’s and the Index’s performance from the Fund’s inception date, 12/29/2004. Because Morningstar data is available only from month-end starting dates, we show performance of the Morningstar Category beginning on the nearest month-end date, 12/31/2004.
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	Life of Fund

Institutional*	12/29/2004	6.64%	6.08%

*	The share class does not collect a front-end sales charge.
Sub-Advisors:
Post Advisory Group LLC
J.P. Morgan Investment Management, Inc.
Lehman Brothers Asset Management LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The majority of performance for the last 12 months was generated by Post, as JP Morgan and Lehman Brothers were not added as sub-advisors until mid-July of 2007. The portfolio benefited from its positions in Amkor Technologies and Elan Finance, both of which were former distressed names that the portfolio management team has followed for nearly five years. These positions highlight the portfolio’s competitive advantage in looking up and down the credit continuum. The portfolio also benefited from consolidation in the chemicals sector, specifically Lyondell, Huntsman & Hexion. Another positive contributor was Charter Communications, which has experienced positive growth through its “triple play” offering of telephony, television and data services.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
JP Morgan and Lehman Brothers were added as additional sub-advisors on the portfolio in July of 2007. As of October 31, 2007 Post is responsible for 26% of the portfolio and Lehman Brothers and JP Morgan each are responsible for approximately 37%. Post applies a consistent investment philosophy based on the belief that superior performance is achieved by identifying three specific attributes: 1) value identification, 2) downside protection, and 3) risk diversification. Lehman Brothers believes that successful high-yield investing is driven by a strict discipline that seeks to avoid credit deterioration, select securities in which the spread is attractive on a relative value basis, and rotate across credit tiers and industry sectors. JP Morgan’s rigorous fundamental investment process, driven by the portfolio managers working with the large investment staff, seeks to generate positive alpha through the selection of undervalued securities and sectors that offer relatively attractive total return and risk characteristics.
What is the Outlook for the Fund?
This fund is a multi-managed fund that was constructed to take advantage of the unique characteristics of the underlying investment managers. The portfolio management team’s objective was to find investment managers that would complement each other by exhibiting a low correlation of excess returns relative to the benchmark index and a diversity of investment process. Effective December 31, 2007, Post is no longer a sub-advisor on the Fund. The assets currently managed by Post will be split equally between the remaining sub-advisors, Lehman Brothers and JP Morgan.

High Yield Fund II
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Institutional*	7/28/1998	9.94%	14.93%	8.51%

*	The share class does not collect a front-end sales charge.
Sub-Advisors:
Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
A good portion of the performance was due to the avoidance of troubled sectors like financial institutions and home builders, as well as the performance of a number of companies with ties to health care, consumer non durables, and emerging markets. New Flyer, Brazilian government bonds, HCA, HealthSouth, and two Hong Kong-based companies doing business in China, — Sinofert and Golden Eagle — all added to positive performance. Negative standouts were Time Warner Cable, Teekay LNG, Jazz Semiconductor, Vion Pharmaceuticals, and Tenet Healthcare.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
Over the year, the Fund initiated various small positions in Chinese consumption-related companies. The utility sector was increased both because of the industry’s good supply/demand structure and its limited cyclical nature, as well as some dislocations on the regulatory front that allowed prices to cheapen. Exposure to gaming was reduced because of the deteriorating supply/demand characteristics of the Las Vegas market. During the year, all real estate investment trusts (REITs) were eliminated from the Fund except for one position. In the last three months of the year, cash and cash surrogates grew to take advantage of the significant amount of new issue volume that is anticipated to come to market fairly soon.
The Fund is constructed with a long-term focus and a value-oriented philosophy. It emphasizes sectors that the portfolio manager views as favorable on a long-term basis, such as health care, finance, technology, telecom/media, gaming, and services. Opportunities are also sought among the best companies in out-of-favor sectors. Additionally, the Fund may utilize alternative investments - such as broken convertibles, emerging market securities, and REITs — to enhance diversification and return potential.
What is the Outlook for the Fund?
The high-yield market has weakened somewhat in conjunction with the fallout from the housing/mortgage market. The Fund continues to be positioned with the core portion of the Fund in sectors and asset classes that have historically exhibited low sensitivity to economic growth and a small portion of the Fund in areas that are more economically sensitive. Overall, the portfolio management team aims to keep the risk of the Fund equal to that of the high yield market. There are areas of the market that the Fund has not owned historically that are becoming attractive (e.g., financials, housing related issues) and will be considered for potential additions to the Fund.

Income Fund
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class^	Inception Date	1 Year	5 Years	10 Years

Institutional*	3/23/1998	4.88%	5.98%	6.13%

*	The share class does not collect a front-end sales charge.
Sub-Advisors:
Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The biggest contributor to performance for the period was security selection within the corporate bond sector. Specific bonds that aided performance included Tesoro and HealthSouth. Tesoro benefited from the continued strong industry conditions for refiners as well as the positive credit impact from a recent refinery acquisition. HealthSouth outperformed due to a successful restructuring of the company through asset sales. One bond that negatively affected results was Harrah’s following a leveraged buyout announcement in October 2006.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
The most significant change to the Fund was a reduction in risk. Allocations to Treasuries and cash were increased at the same time that allocations to lower rated corporate credits were decreased. This reflects the possibility that an economic slowdown could become more pronounced. The Fund invests in a diversified pool of fixed-income securities selected with a long-term focus and a value-oriented philosophy. The portfolio manager favors securities and sectors that he believes could perform well over one or more economic cycles. He also looks for opportunities among the best companies in out-of-favor sectors and typically keeps the Fund’s duration close to that of its benchmark.
What is the Outlook for the Fund?
The effect of the severe housing slowdown is now filtering through the overall domestic economy. Financial institutions are cutting back on lending as their balance sheets are burdened with sub-prime loans. Consumers continue to spend, but investors are worried that the spending will slow in the wake of lower home prices, tighter lending conditions, and higher oil prices. The Federal Reserve should continue to lower interest rates to help support the economy, but the positive effects of such actions could take time to be realized. The Fund has reduced some of its riskier assets in anticipation of this economic slowdown. While it is difficult to predict how long the slowdown will last, there should be opportunities to invest in good companies at attractive prices.

Inflation Protection Fund
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
The graph shows the Fund’s and the Index’s performance from the Fund’s inception date, 12/29/2004. Because Morningstar data is available only from month-end starting dates, we show performance of the Morningstar Category beginning on the nearest month-end date, 12/31/2004.
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	Life of Fund

Advisors Preferred*	12/29/2004	2.82%	2.12%
Advisors Select*	12/29/2004	2.65%	1.94%
Advisors Signature*	12/29/2004	2.42%	1.83%
J*	12/29/2004	2.64%	2.50%
J**	12/29/2004	1.66%	2.50%
Institutional*	12/29/2004	3.34%	2.68%
Preferred*	12/29/2004	3.10%	2.42%
Select*	12/29/2004	3.00%	2.28%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Most fixed-income asset classes underperformed Treasuries during the period, with U.S. Treasury inflation-protected securities (TIPS) an outperformer. The Fund was hindered by tactically underweighting its exposure to TIPS and helped by being slightly overweighted in its overall duration. Duration is a measure of a bond’s price sensitivity to changes in interest rates. The underweighting in TIPS was strategically invested in commercial mortgage-backed securities (CMBS) and asset-backed securities, which underperformed both nominal and inflation securities. Performance was also hurt by utilizing a strategy of entering into secured lending agreements for over 20% of the Fund and total rate of return swaps on 50% of the Fund. Secured lending agreements and total return swaps effectively earn the return of the TIPS for a specified period, while investing the proceeds in higher-yielding short-term instruments. However, the price underperformance of the higher-yielding short-term instruments overwhelmed any incremental yield advantage, leading to the material underperformance.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the fund’s process, aggressive shifts in Fund duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield curve positioning and individual selection.
What is the Outlook for the Fund?
Portfolio management believes that the reasonably strong underlying fundamentals of corporations and consumers, coupled with a friendly Federal Reserve, will provide the support to ensure that the financial markets turmoil is relatively short-lived and contained. They believe growth will slow, but the U.S. economy should avoid a recession. Defaults and losses will continue as a result of the sub-prime crisis, but current valuations reflect extreme losses that the portfolio management team does not believe will ultimately be realized. Fundamentals of corporations remain strong, but will gradually decline over the next two years (defaults have remained around 1% for the past 12 months). However, current risk premiums reflect the fundamental risks, plus the potential of a steep increase in defaults/credit deterioration, which the team does not believe will materialize. Despite unfavorable technicals (CMBS are now being shorted aggressively by macro hedge funds), the team believes that underlying commercial mortgages will continue to perform and do not have the same fundamental risk as sub-prime residential mortgage-backed securities. The portfolio management team believes this market environment represents numerous long-term opportunities, which offer necessary value to withstand the short-term volatility of risk premiums.

International Emerging Markets Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	72.28%	41.81%	25.85%
Advisors Select*	12/6/2000	71.97%	41.55%	25.63%
Advisors Signature*	11/1/2004	71.79%	41.36%	25.45%
J*	3/1/2001	72.25%	41.35%	25.43%
J**	3/1/2001	71.25%	41.35%	25.43%
Institutional*	3/1/2001	73.27%	42.63%	26.53%
Preferred*	12/6/2000	72.80%	42.23%	26.20%
Select*	12/6/2000	72.54%	42.09%	26.10%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Performance was primarily driven by strong stock selection in South Africa, Taiwan, and Brazil. The Fund also performed well in the energy, financials, and materials sectors. The top performing stocks were Angang Steel Co Ltd., Pacific Basin Shipping Ltd., and Hyundai Heavy Industries Co. Poor stock selection in Chile and Hong Kong negatively contributed to performance. The stocks that detracted from performance were High Tech Computer Corp, Hindustan Zinc Ltd, and Kolon Engineering and Construction Co Ltd. Latin America outperformed Asia, while the Eastern Europe, Middle East, and Africa (EEMEA) regions lagged. Performance in Latin America was driven by Brazil, Chile, and Peru, which benefited from strong commodity prices and capital flows. Asia performed well. In Asia, China and India rose significantly. The Chinese market more than doubled over the year on strong growth and continued infrastructure spending. India also rose significantly, to the extent that capital flows have become problematic for the Central Bank. In EEMEA, Turkey was the best performer as interest rates fell sharply during the first half of the year. Russia lagged notwithstanding strong oil prices.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Fund focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended Fund risks are neutralized.
What is the Outlook for the Fund?
The Fund is focused on opportunities in the emerging markets universe and should not be directly impacted by volatility in the U.S. financials sector. The team does fear a global slowdown following weakness in the U.S. economy, which could impact exports from Asia in particular. Thus, the Fund is positioned in less cyclical sectors. The outlook for commodity markets remains surprisingly buoyant, which should boost Latin American and certain Asian economies. The outlook for growth in Asia remains robust, notwithstanding the expected slowdown in the United States and Europe, and the Fund is positioned to benefit from the growth in infrastructure spending and consumption.

International Growth Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	29.04%	25.27%	11.21%
Advisors Select*	12/6/2000	28.76%	25.03%	10.44%
Advisors Signature*	11/1/2004	28.58%	24.89%	10.32%
J*	3/1/2001	28.89%	24.90%	10.33%
J**	3/1/2001	27.89%	24.90%	10.33%
Institutional*	12/6/2000	29.74%	26.00%	11.30%
Preferred*	12/6/2000	29.42%	25.69%	11.01%
Select*	12/6/2000	29.20%	25.56%	10.88%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Effective stock selection within the information technology and industrials sectors contributed most positively to the Fund’s performance for the year. More specifically, capital goods and technology hardware and equipment were among the best performing industries. Stock selection within the financials and consumer staples sectors contributed most negatively to performance for the year, while banks and food, beverages, and tobacco were the most challenging industries. From a country perspective, stock selection was most effective in Japan, Germany, and Switzerland, and least effective in the United Kingdom. The largest positive individual contributors to the Fund’s performance for the 12-month period included Nintendo and STX Shipbuilding. Nintendo, a Japanese pioneer of home video game systems, has created innovative software and unique interface controllers that have driven dramatic revenue and profit growth that has exceeded even the most aggressive forecasts. Rising volumes and lower costs for the Nintendo Wii game console are expanding profit margins. STX Shipbuilding, a South Korean manufacturer of ships, continues to benefit from robust global demand for bulk freight. As a result, both shipping rates and the demand for new ships have been rising. Negative contributors to Fund performance for the period included two consumer staples companies: C&C Group, an Irish beverage producer that was negatively impacted by poor weather, and Tate&Lyle, a United Kingdom provider of sweeteners, such as Splenda, that failed to meet high expectations for sales to U.S. soft-drink companies.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Fund focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended Fund risks are neutralized.
What is the Outlook for the Fund?
The growth orientation of the Fund is attractive due to lower exposure to financial services companies and relatively higher exposure to technology, health care, and industries that are not as closely linked to the credit market cycle. Among the Fund’s financial holdings, emphasis is on well-funded and strongly capitalized financials with limited risk from exposure to U.S. mortgages and mortgage-backed securities. The outlook for global economies and markets is more uncertain, but the fundamentals of international economies remain superior to those in the United States. The Fund is positioned to benefit from this continuing trend.

LargeCap Growth Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years		Life of Fund

Advisors Preferred*	12/6/2000	29.79%	15.32	%^	1.00	%^
Advisors Select*	12/6/2000	29.59%	14.31%		0.33%
Advisors Signature*	11/1/2004	29.37%	14.98	%^^	0.69	%^^
J*	3/1/2001	29.41%	14.13%		0.16%
J**	3/1/2001	28.41%	14.13%		0.16%
Institutional*	3/1/2001	30.46%	15.15%		1.05%
Preferred*	12/6/2000	30.07%	14.78%		0.74%
Select*	12/6/2000	29.90%	15.08	%^^^	0.91	%^^^

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.

^	During 2003, the Fund processed a significant (relative to the class) “As of” transaction that resulted in a gain to the remaining_shareholders of the class. Had this gain not been recognized, the total return shown would have been lower.

^^	During 2003, the Fund processed a significant (relative to the Advisors Preferred class) “As of” transaction that resulted in a gain to the remaining_shareholders of the class. Had this gain not been recognized, the total return shown would have been lower.

^^^	During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown is greater than it would have been without the redemption.
Sub-Advisor:
Columbus Circle Investors
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
With the domestic economy experiencing headwinds from the escalating sub-prime housing credit deterioration, companies that delivered positive fundamental surprises became fewer in number and were increasingly rewarded by investors. Companies and sectors with a sizable foreign presence did not face these headwinds to the same degree and prospered from the stronger foreign economic growth, particularly in emerging markets. These trends manifested themselves in the Fund and were primary drivers behind the performance. Strong stock selection accounted for virtually all of the performance, with materials, health care, and technology stocks such as Apple, Intuitive Surgical, Potash, and Google leading the way. Other top 10 holdings such as Cisco, Coca-Cola Co., and Hewlett-Packard were strong based on solid technology spending trends and the aforementioned robust global economic growth. Conversely, Kohls, BEA Systems, and Fannie Mae were the most significant detractors from Fund performance over the last year. Kohls was hurt by the negative pressures affecting consumer spending such as high energy prices, a slowing U.S. economy, and the fallout of the housing market. BEA Systems was afflicted by purchasing deferrals of its software by key customers due to economic uncertainty, while Fannie Mae’s stock price was negatively impacted in sympathy with escalating mortgage credit problems within the sector.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund’s investment strategies are based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. This discipline is referred to as positive momentum and positive surprise. Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, the portfolio management team selects companies that meet the criteria of positive momentum and positive surprise.
What is the Outlook for the Fund?
We believe the Fund is positioned to benefit from strong global growth, a weak dollar, and a focus on higher quality large-cap companies through overweightings in technology, materials, and health care. At the same time, the Fund is striving to avoid many of the pitfalls of the deterioration in housing and consumer credit with underweightings in financials and consumer discretionary.

LargeCap S&P 500 Index Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	13.80%	12.95%	2.95%
Advisors Select*	12/6/2000	13.52%	12.79%	2.78%
Advisors Signature*	11/1/2004	13.43%	12.59%	2.62%
J*	3/1/2001	13.73%	12.78%	2.71%
J**	3/1/2001	12.73%	12.78%	2.71%
Institutional*	3/1/2001	14.42%	13.63%	3.51%
Preferred*	12/6/2000	14.11%	13.30%	3.32%
Select*	12/6/2000	13.94%	13.19%	3.16%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The Fund seeks investment performance that corresponds to the results of the S&P 500 Index. Within the Fund, the percentage exposure to securities is closely aligned to the stocks within the index. Nine of the 10 economic sectors in the index posted positive returns during the fiscal year, with the energy and materials sectors providing the highest returns. The financials sector recorded the only negative return during the period. The Fund continues to maintain exposures near the index with a goal of replicating index performance. The Fund maintains positions in the underlying securities and uses other replicating securities for short-term investments and liquidity.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund employs a passive investment approach.
What is the Outlook for the Fund?
The Fund continues to maintain exposures near the index with a goal of replicating index performance. The Fund maintains positions in the underlying securities and uses other replicating securities for short-term investments and liquidity.

LargeCap Value Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	9.39%	13.60%	6.47%
Advisors Select*	12/6/2000	9.18%	13.47%	6.33%
Advisors Signature*	11/1/2004	9.04%	13.25%	6.13%
J*	3/1/2001	9.32%	13.22%	6.10%
J**	3/1/2001	8.32%	13.22%	6.10%
Institutional*	3/1/2001	10.04%	14.21%	7.01%
Preferred*	12/6/2000	9.75%	13.97%	6.82%
Select*	12/6/2000	9.60%	13.75%	6.63%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The energy sector led the performance over the last 12 months. Returns for the materials and industrials sectors closely followed. Financials posted the weakest results for the period, underperforming the broad market. The Fund benefited from stock selection in the materials and energy sectors. Within materials, the Fund benefited from overweighted positions in Mosaic Co, Steel Dynamics Inc., and Albemarle Corp. Within the energy sector, the Fund benefited from overweighted positions in National Oilwell Varco Inc., Occidental Petroleum Corp., and Frontier Oil Corp. Stock selection in the information technology and industrials sectors negatively affected performance. Within the information technology sector, the Fund was impacted by overweighted positions in Convergys Corp., Electronic Data Systems Corp., and Teradyne Inc. Within the industrials sector, Deere & Co., AMR Corp., and Northrop Grumman Corp. detracted from Fund performance.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Fund focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended Fund risks are neutralized.
What is the Outlook for the Fund?
The portfolio management team remains concerned about the plight of the consumer. Oil prices have remained elevated as the winter heating season approaches. While the Federal Reserve has recently reduced key interest rates, many adjustable rate mortgages are ready to reset from low teaser rates to much higher levels. Likewise, financials remain under pressure as investors continue to shun mortgage-backed securities, making valuation of these securities difficult to measure. Against this backdrop, the Fund continues to be broadly diversified and remains focused on risk management and stock selection.

MidCap Blend Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	18.12%	17.15%	10.38%
Advisors Select*	12/6/2000	17.90%	16.90%	10.15%
Advisors Signature*	11/1/2004	17.66%	16.76%	10.02%
J*	3/1/2001	18.00%	16.83%	10.07%
J**	3/1/2001	17.00%	16.83%	10.07%
Institutional*	3/1/2001	18.64%	17.87%	11.03%
Preferred*	12/6/2000	18.39%	17.45%	10.68%
Select*	12/6/2000	18.29%	17.55%^	10.70%^

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.

^	During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small portions, the total return shown is greater than it would have been without the redemption.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The Fund benefited from strong stock selection in the consumer discretionary sector over the past year. In this sector, the Fund benefited from owning Discovery Holding Company. Discovery Holding Company is the majority owner of the Discovery cable television networks, including Discovery, The Learning Channel, and Animal Planet. The company continued to benefit from improved program content and ratings. Discovery was up over 93% in the past 12 months. The Fund outperformed in the financials sector over the past year due to strong stock selection. The Fund’s focus on high quality companies kept it away from many of the companies in the financials sector that made investments in sub-prime assets. In addition, the Fund benefited from the performance of core holdings like Brookfield Asset Management. Brookfield owns and manages a unique set of property and infrastructure assets and is guided by an excellent management team. The company was up over 40% in the past year.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund’s strategy includes superior stock selection combined with disciplined risk management as the key to consistent outperformance. Superior stock selection is achieved through systematic evaluation of company fundamentals to produce in-depth original research. By focusing on fundamental research, four critical drivers of stock selection are emphasized: 1) sustainable competitive advantages, 2) market dominance in niche industries, 3) ability to generate high returns on invested capital consistently, and 4) attractive valuation.
What is the Outlook for the Fund?
The portfolio management team remains concerned about the plight of the consumer. Oil prices have remained elevated as the winter heating season approaches. While the Federal Reserve has recently reduced key interest rates, many adjustable rate mortgages are ready to reset from low teaser rates to much higher levels. Likewise, financials remain under pressure as investors continue to shun mortgage-backed securities, making valuation of these securities difficult to measure. Against this backdrop, the Fund continues to be managed in a bottom-up fashion. Each company is analyzed for business risk, financial risk, and valuation risk.

MidCap Growth Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	31.96%	16.64%	-1.30%
Advisors Select*	12/6/2000	31.74%	16.38%	-1.51%
Advisors Signature*	11/1/2004	31.71%	16.29%	-1.60%
J*	3/1/2001	31.80%	16.15%	-1.66%
J**	3/1/2001	30.80%	16.15%	-1.66%
Institutional*	3/1/2001	32.78%	17.27%	-0.75%
Preferred*	12/6/2000	32.42%	16.96%	-1.02%
Select*	12/6/2000	32.41%	16.81%	-1.14%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Columbus Circle Investors
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
As the U.S. economy slowed from the housing recession and the associated liquidity squeeze, investors increasingly focused on companies with the best fundamentals. At the same time, the private equity driven acquisition boom became less of a headwind to the portfolio as companies with weak fundamentals were increasingly abandoned. Strong stock selection in the industrials sector added the most value during the period. Companies benefiting from the powerful global infrastructure boom did especially well. Those included McDermott International and Chicago Bridge & Iron. In addition, aerospace stocks, such as Precision Castparts, BE Aerospace, and Textron, performed well in the midst of a strong global cycle. Solar plays Sunpower and First Solar prospered from burgeoning demand for their products. Strong stock selection in the consumer discretionary sector also aided results, driven by companies such as footwear maker Crocs and restaurant chain Chipotle Mexican Grill. Within the health care sector, robotic surgery pioneer Intuitive Surgical was the overall portfolio’s best performing stock. An underweighted position in the energy sector detracted from performance, offset slightly by positive stock selection, especially Cameron International, a leading oil service company. Both an overweighted position and stock selection within the Telecom Service sector also detracted from performance, led by wireless broadband provider Clearwire.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the portfolio structure. The portfolio’s investment strategies are based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. This discipline is referred to as positive momentum and positive surprise. Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, the portfolio management team selects companies that meet the criteria of positive momentum and positive surprise.
What is the Outlook for the Fund?
The portfolio remains underweighted in consumer discretionary stocks and the lenders that financed prior excesses. Conversely, the portfolio remains overweighted in health care, technology, industrial, and materials companies that are benefiting from strong global growth, favorable secular trends and a weak dollar.

MidCap S&P 400 Index Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	16.17%	16.86%	9.30%
Advisors Select*	12/6/2000	15.93%	16.61%	9.11%
Advisors Signature*	11/1/2004	15.86%	16.49%	8.96%
J*	3/1/2001	16.13%	16.49%	8.96%
J**	3/1/2001	15.13%	16.49%	8.96%
Institutional*	3/1/2001	16.87%	17.49%	9.91%
Preferred*	12/6/2000	16.59%	17.20%	9.64%
Select*	12/6/2000	16.44%	17.04%	9.49%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The portfolio seeks investment performance that corresponds to the results of the S&P 400 Index. Within the portfolio, the percentage exposure to securities is closely aligned to the stocks within the index. All 10 economic sectors in the index posted positive returns during the fiscal year with the energy and materials sectors providing the highest returns. The financials and consumer discretionary sectors had the lowest positive returns during the period. The portfolio continues to maintain exposures near the index with a goal of replicating index performance. The portfolio maintains positions in the underlying securities and uses other replicating securities for short-term investments and liquidity.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the portfolio structure. The portfolio employs a passive investment approach.
What is the Outlook for the Fund?
The portfolio continues to maintain exposures near the index with a goal of replicating index performance. The portfolio maintains positions in the underlying securities and uses other replicating securities for short-term investments and liquidity.

MidCap Stock Fund
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Institutional*	3/1/2000	4.01%	14.77%	13.27%

*	The share class does not collect a front-end sales charge.
Sub-Advisor:
Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Consumer discretionary holdings were the primary sources of positive performance and included Tiffany & Co. and Magna International. These firms benefited from improved financial performance due to higher than expected sales and margins, which in turn led to above-consensus earnings gains. Express Scripts, a leading pharmacy benefits manager, recorded above average earnings because its customers continued to increase their substitution of low-cost, but high-margin generic drugs from high-cost, low-margin branded drugs. In addition, Lubrizol, a manufacturer of specialty chemicals, benefited from the strength of their international operations and achieved meaningful increases in profitability. And finally, excellent results in exploration and development of oil and gas bolstered the profitability of Noble Energy’s operations, resulting in strong stock performance during the year.
Detracting from performance was the stock selection in the financial sector. The fallout from the sub-prime crisis hurt most financial investments, particularly those investments that were remotely related to the securitization of mortgages or the housing market. Specifically, meaningful declines in the Fund’s investments in AMBAC Financial Group, MGIC Investment Corp., PMI Group, and Fidelity National Financial hurt the Fund’s performance. In addition, Mylan Laboratories, Inc., a producer of generic drugs, acquired an international generic manufacturer from Merck at a price that Wall Street viewed as too rich, and the stock fell accordingly. The Fund’s utility holdings, Pinnacle West and NiSource, also recorded disappointing earnings results due to regulated rate issues which, in turn, caused the stocks to decline over the last year. Aaron Rents, a large rent-to-own U.S. retailer, fell short of investors’ sales and earnings growth expectations. Finally, Network Appliances, a provider of data management solutions, experienced slower than expected sales growth which disappointed investors in the short run.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. To construct the Fund, the manager looks for those mid-cap firms that he believes: compete in a dynamic industry with long-term growth potential; possess a sustainable competitive advantage exhibit strong positive cash flows are led by shareholder-oriented management and trade at undervalued prices. The goal of this process is to produce a Fund of 40-60 holdings with the potential to grow faster than the S&P MidCap 400 Index at lower risk levels.
What is the Outlook for the Fund?
The portfolio management team remains concerned about the plight of the U.S. consumer, due to higher oil prices and the decline in real estate prices. While the Federal Reserve has recently reduced key interest rates, it will take time for these changes to positively impact the U.S. economy. In the meantime, financials and consumer discretionary stocks remain under pressure as investors continue to shun mortgage- or credit-backed securities and investors worry about holiday spending. Against this backdrop, the Fund remains focused on investing in good businesses in all sectors of the economy that can weather this difficult environment and produce superior returns over the long run.

MidCap Value Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	9.37%	15.12%	10.58%
Advisors Select*	12/6/2000	9.12%	15.00%	10.45%
Advisors Signature*	11/1/2004	9.03%	14.77%	10.24%
J*	3/1/2001	9.24%	14.83%	10.28%
J**	3/1/2001	8.24%	14.83%	10.28%
Institutional*	3/1/2001	9.97%	16.30%^	11.55%^
Preferred*	12/6/2000	9.71%	15.32%	10.83%
Select*	12/6/2000	9.50%	15.09%	10.63%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.

^	During 2005, the Institutional Class experienced a significant redemption of shares. Because the remaining shareholders had relatively small positions, the returns shown are greater than they would have been without the redemption. In addition, the Class experienced a reimbursement from the Manager relating to a prior period expense adjustment. The total return amounts expressed herein are greater than those that would have been expressed without the reimbursement.
Sub-Advisors:
Barrow, Hanley, Mewhinney & Strauss, Inc.
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Stock selection was quite positive over the past year, led by stock selection within the consumer discretionary and energy sectors. One sector where stock selection was negative was the financials sector. In fact, the largest individual detractor from relative performance was in the financials sector, Radian. This stock was no longer in the portfolio as of October 31st. Relative sector weights compared to the index detracted from relative returns, led by an overweight to the struggling consumer discretionary sector and an underweight to the materials sector. On the positive side, the largest contributor to relative performance was an out-of-index weight to Mastercard Inc. A higher price-to-book ratio relative to the index contributed to performance over the past year.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred to the fund’s composition. Principal Global Investors is responsible for approximately 55% of the overall portfolio assets. Their investment approach seeks to create a well diversified portfolio of mid-cap stocks that are not only attractively valued but also have above-average growth characteristics. This is done through both fundamental and quantitative valuation. Barrow Hanley is responsible for approximately 45% of the overall portfolio assets. They build a fairly concentrated portfolio of stocks that favor factors such as low price-to-book, low price-to-earnings, and above-average dividend yield compared to the overall mid-cap market.
What is the Outlook for the Fund?
This fund is a multi-managed fund that was constructed to take advantage of the unique characteristics of the underlying investment managers. The portfolio management team’s objective was to find investment managers that would complement each other by exhibiting a low correlation of excess returns relative to the benchmark index and a diversity of investment process. The team does not anticipate any significant changes to the mix of asset managers in the fund.

Money Market Fund
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The Fund continues to hold mainly commercial paper. The commercial paper market experienced some challenges during the latter part of the fiscal year. The worst-performing segment was the asset-backed commercial paper segment; however, all areas of the commercial paper market were affected. The Fund does have exposure to asset-backed commercial paper but no direct exposure to sub-prime mortgages.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. In January, the Fund merged with the money market portfolio managed by Edge Asset Management. Assets of approximately $1.3 billion transferred into the Fund. With the merger, the Fund received some security types not previously held - variable rate demand notes (VRDNs). VRDNs are floating rate securities usually issued by municipalities on a taxable basis with credit support from a large bank or insurance company. These securities enable the portfolio management team to further diversify the Fund while maintaining a competitive yield. The Fund’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Fund’s process, aggressive shifts in Fund duration based on expectations for short-term movements in interest rates are not part of the overall process.
What is the Outlook for the Fund?
The outlook for U.S. housing sales and new construction deteriorated even further during the third quarter and over the past month. Housing is in the middle of a severe sector recession. However, while everything associated with housing is weak, economic growth, excluding housing, is growing nicely. This is reflected in employment growth. Portfolio management believes that for U.S. growth fundamentals to stay stable, the region must rely on forces other than consumer spending. The team believes that household consumption may not be the driver of growth. The team believes that more jobs and rising incomes will simply prevent spending growth from dropping further in response to falling home values. The team believes that the factors supporting growth in 2007 and 2008 may be export growth, business spending, and a pickup in governmental spending. The portfolio management team expects a federal funds rate target of 4.25% at year-end; a 10-year Treasury rate of 4.50% and a 2-year Treasury rate of 3.75% at year-end; and a 2-10 year yield curve slope of 0.75%. The team feels that the Federal Reserve will remain highly focused on containing any fallout from financial market conditions. The Federal Reserve does not want a recession. In response to market conditions, the Fund is more defensively positioned but continues to invest in high-quality, short-term money market instruments.

Mortgage Securities Fund
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	10 Years

Institutional*	3/23/1998	4.98%	3.71%	5.34%

*	The share class does not collect a front-end sales charge.
Sub-Advisor:
Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Unlike many of its peers, the Fund did not hold any bonds backed by sub-prime loans. This helped peer-relative performance as sub-prime backed bonds underperformed dramatically. However, the Fund’s non-agency mortgage bonds (those not backed by government agencies) also underperformed, hurting results in spite of the very good underlying collateral performance of the bonds. The Fund’s specified mortgage-backed securities (those with certain desirable underlying loan characteristics such as low loan balances) also underperformed as investors focused solely on the most generic, liquid bonds in the turmoil of the last few months. The Fund’s duration was slightly shorter than the overall mortgage market, hindering performance when rates fell, although the overall positioning of the Fund on the yield curve offset this somewhat. In addition, the Fund’s non-mortgage sectors (cash, agency debt, and Treasuries) positively impacted performance given the lack of credit and liquidity concerns within those sectors.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The portfolio manager emphasizes a value-based, bottom-up approach to picking individual securities. Mortgage-backed securities and collateralized mortgage obligations comprise the majority of Fund holdings, while a small allocation to Treasury and agency securities is used to manage liquidity and duration. The manager strives to keep the Fund’s duration close to that of its benchmark to prevent performance from being whipsawed or left behind by large interest rate movements.
What is the Outlook for the Fund?
The mortgage market will most likely remain in some disarray due to the continuing housing slowdown. The Fund will attempt to take advantage of further dislocations in the mortgage market by potentially adding to the non-agency holdings where the risk/return profile of the bonds are favorable as well as adding attractive specified mortgage-backed securities to the Fund.

Partners Global Equity Fund
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
The graph shows the Fund’s and the Index’s performance from the Fund’s inception date, 3/1/2005. Because Morningstar data is available only from month-end starting dates, we show performance of the Morningstar Category beginning on the nearest month-end date, 2/28/05.
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	Life of Fund

Advisors Preferred*	3/1/2005	15.92%	13.61%
Advisors Select*	3/1/2005	15.81%	13.58%
Advisors Signature*	3/1/2005	15.64%	13.31%
Institutional*	3/1/2005	16.71%	14.29%
Preferred*	3/1/2005	16.27%	13.91%
Select*	3/1/2005	16.22%	13.84%

*	The share class does not collect a front-end sales charge.
Sub-Advisor:
J.P. Morgan Investment Management, Inc.
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Stock selection in the emerging markets and the U.K. contributed to performance, while stock selection in Continental Europe and Japan hurt returns. At the sector level, materials and energy aided performance, but consumer discretionary and health care detracted. From a stock-specific standpoint, Office Depot, the world’s second-largest office supply chain, was hurt by poor performance from its retail unit and a more challenging macro-economic environment. As a result, the company scaled back plans to open new stores in the U.S. and warned that earnings for the rest of the year would trail those of 2006. On the upside, shares of CVRD, a Brazilian diversified mineral company, rose as the market became increasingly focused on news about an early positive settlement of iron ore price negotiations.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
The portfolio is consciously constructed to be diversified by both sector and region, compared to the benchmark. Deviations reflect stock selection decisions rather than tactical asset allocation decisions. Risk and return is driven at the stock level.
What is the Outlook for the Fund?
Weakness in the U.S. economy is likely to continue, driven by softer conditions in construction and consumer spending. Liquidity conditions remain very tight, despite cuts in the fed funds rate. The damage to the U.S. financial system will not be fixed overnight and, with the housing market continuing to show deteriorating trends, the outlook for the economy and housing market are still skewed to the downside. Although sentiment is certainly at a low level for financial and consumer discretionary stocks, consensus estimates still imply a sharp recovery in 2008, which may be too optimistic. At the other end of the spectrum, growth in emerging markets remains strong as underscored by the Chinese government’s struggle to contain growth and inflation. The buoyancy of oil prices continues to create large surpluses for many countries, driving economic growth and monetary expansion. The key is how significantly a U.S. slowdown could impact emerging growth, particularly in Asia. With sentiment at extremely bullish levels, any slowing in growth is likely to be negative. Markets have recovered very smartly from the August sell- off. Given the increasingly unbalanced nature of global growth, there is likely to be continued volatility in equity markets. Ultimately, as long as growth remains sound in aggregate and the U.S. avoids an outright recession, the prospect of a large and protracted pullback seems unlikely, given that equity valuations are far from elevated levels. The portfolio is consciously constructed so it is diversified by both sector and region, in comparison to the benchmark. At the sector level the largest underweights are to utility and consumer discretionary stocks, where as financials represent the largest overweight. Similarly, at the regional level, the portfolio is diversified, with the largest underweight being the United States, and the largest overweight the United Kingdom. The portfolio management teams has positioned the portfolio to focus on larger capitalization companies growing at a faster pace than their peers, yet are still more attractively priced.

Partners International Fund
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	Life of Fund

Advisors Preferred*	6/1/2004	28.88%	20.74%
Advisors Select*	6/1/2004	28.69%	20.55%
Advisors Signature*	11/1/2004	28.53%	20.43%
Institutional*	12/29/2003	29.66%	21.44%
Preferred*	6/1/2004	29.30%	21.11%
Select*	6/1/2004	29.15%	21.00%

*	The share class does not collect a front-end sales charge.
Sub-Advisor:
Pyramis Global Advisors, LLC (formerly known as Fidelity Management & Research Company)
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Stock selection in the industrials and information technology sectors contributed the most to relative performance, while materials and consumer discretionary stocks detracted. Outperformance within industrials stemmed largely from holdings of capital goods companies. Increased merger & acquisition activity and higher earnings growth forecasts drove returns in the European wind power segment. Also, the overweights in Alfa Laval and Q-Cells helped performance. Alfa Laval shares gained 116% as the company reported higher profits and raised operating margin targets. Q-Cells shares rose more than 200% as the company’s stock was upgraded by a sell-side analyst, citing rising demand for solar projects which would likely outstrip supply and help keep pricing strong. Relative performance in technology was driven by the overweight in Nintendo, whose innovative new Wii console proved very popular relative to competitive offerings. The overweight in Business Objects also contributed. Business Objects shares gained more than 60% as the company agreed to be acquired by SAP AG for approximately $7 billion. Stock selection in the materials and consumer discretionary sectors detracted the most from active return. Among materials, the underweight in BHP Billiton hurt performance. BHP Billiton shares rose about 100% due to positive commodity price trends and merger & acquisition related speculation. In the consumer discretionary sector, the underweight in Volkswagen and the overweight in InterContinental Hotels negatively impacted performance. Volkswagen shares gained more than 190% thanks to strong sales volume trends, earnings that far exceeded consensus expectations, and investor speculation of a takeover bid from Porsche. InterContinental Hotels shares fell due to investor fears of a slowing U.S. economy and its possible impact on consumer spending.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
Notable position changes during the period occurred in the materials, financials, and energy sectors. In the materials sector, positions in metals and mining companies Rio Tinto PLC and BHP Billiton were increased. Rio Tinto should benefit from rising iron ore pricing and merger-related speculation which is lifting share prices throughout the metals & mining group. The portfolio management team believes that BHP Billiton’s diversified portfolio of petroleum, nickel, and iron ore assets give the company the best production growth prospects in its peer group. Among financials, holdings of commercial banks and investment banks were decreased. The team believes that the investment banking environment has been extremely favorable over the past three-four years and earnings growth rates are likely not sustainable. Some European financials also have significant U.S. sub-prime exposure and may be forced to write down the value of securities backed by sub-prime mortgages. In the energy sector, the position in integrated oil firm BP PLC was reduced and the holding in integrated oil company ENI S.p. A was sold.
What is the Outlook for the Fund?
As of October 31, 2007, the portfolio remains relatively neutral across regions. While maintaining similar sector weightings relative to the MSCI EAFE (net) Index, active stock selection results in a slight overweight in information technology stocks and slight underweights in financials, consumer staples, and utilities stocks.

Partners LargeCap Blend Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	15.12%	12.35%	5.18%
Advisors Select*	12/6/2000	15.01%	12.17%	5.01%
Advisors Signature*	11/1/2004	14.81%	12.01%	4.84%
J*	3/1/2001	15.10%	12.13%	4.91%
J**	3/1/2001	14.10%	12.13%	4.91%
Institutional*	12/6/2000	15.83%	12.99%	5.76%
Preferred*	12/6/2000	15.52%	12.70%	5.48%
Select*	12/6/2000	15.34%	12.62%	5.41%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
T. Rowe Price Associates, Inc.
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Stock selection in both index and non-index holdings was helpful to results. Information technology, utilities, and financials were the best relative performers. Industrials and business services were the only sectors to detract on a relative basis. Holdings in software and communications equipment led performance in information technology. Electric utilities were especially beneficial to the Fund’s utility sector results. Capital markets stocks led the Fund’s financials returns, aided by both stock selection and an overweighting to the industry. Stock selection in machinery hurt the Fund’s industrials and business services results.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
There were no significant Fund changes. The Fund’s sector weightings are approximately equal to those of the S&P 500 Index. A team of T. Rowe Price equity analysts selects stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and value of the stock.
What is the Outlook for the Fund?
While U.S. equities appear attractive, there are risks, including rising commodity prices, the worsening housing market, and the health of the American consumer. As always, the portfolio management team will emphasize rigorous research and comprehensive analysis to seek out companies that the team believes have the greatest potential for capital appreciation while maintaining sector and industry weightings comparable to those of the S&P 500 Index. The team aims to outperform the S&P 500 Index through stock selection.

Partners LargeCap Blend Fund I
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	11.85%	12.51%	1.41%
Advisors Select*	12/6/2000	11.64%	12.29%	1.21%
Advisors Signature*	11/1/2004	11.58%	12.18%	1.10%
J*	3/1/2001	11.89%	12.26%	1.16%
J**	3/1/2001	10.89%	12.26%	1.16%
Institutional*	3/1/2001	12.61%	13.16%	1.97%
Preferred*	12/6/2000	12.24%	12.85%	1.72%
Select*	12/6/2000	12.16%	12.69%	1.57%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisors:
Goldman Sachs Asset Management, L.P.
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Returns to the investment themes were negative overall for the period. Earnings quality was the worst performing theme, followed by profitability and management impact. Analyst sentiment, valuation, and momentum also detracted from excess returns, albeit to a lesser extent. Stock selection was negative overall for the one-year period. Stock positions in the financials, health care, and information technology sectors hurt relative performance the most. Meanwhile, holdings in the industrials and materials sectors outpaced their peers in the benchmark the most, but did little to offset losses experienced elsewhere. In individual stocks, overweightings in Washington Mutual, Inc. and Moody’s Corp., along with an underweighting in Google, Inc., were among the least successful selections. On the upside, overweightings in Monsanto Co., AGCO Corp., and Devon Energy Corp. were the biggest positive contributors to excess returns in the last 12 months.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure during the year. Goldman Sachs Asset Management, L.P. (GSAM) employs a three-step process. First, they forecast expected returns on over 3,500 stocks on a daily basis using proprietary models developed by the Quantitative Equity team. Models are based on six investment themes - valuation, momentum, analyst sentiment, profitability, earnings quality, and management impact. The team uses computer optimization for Fund construction. After stocks are assigned alphas by the stock selection model, Funds are created through an optimization process that maximizes the Fund’s expected return (net of transaction costs) for a given level of risk. The Funds are run fully invested, with a targeted beta of 1.0. GSAM believes that to effectively manage Fund risk, the optimizer must recognize the risk associated with each stock and should respond quickly to changing market conditions. For this reason, they have developed their own proprietary risk models to measure and manage Fund risk. To better capture the changing risks in the market, they update the proprietary risk models with daily data and place higher weight on the most recent information. Finally, transaction costs are considered at every step of the process, from weighting the investment themes, to Fund optimization, to trading. After conducting extensive pre-trade analysis, GSAM implements and trades the Funds in the most efficient manner possible using integrated trading systems and sophisticated transaction cost management techniques. In this way, they help to assure that all trading results in a net benefit to the Fund.
What is the Outlook for the Fund?
Looking ahead, the portfolio management team continues to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. The team also prefers names about which fundamental research analysts are becoming more positive and companies that are profitable, have sustainable earnings, and use their capital to enhance shareholder value. As such, the team anticipates remaining fully invested and expects that the value that is added over time will be due to stock selection, as opposed to sector or size allocations. Although the underlying philosophy remains unchanged, the Fund models are constantly evolving in an effort to enhance future results.

Partners LargeCap Growth Fund I
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	19.62%	10.95%	0.28%
Advisors Select*	12/6/2000	19.41%	10.77%	-0.13%
Advisors Signature*	11/1/2004	19.29%	10.60%	-0.25%
J*	3/1/2001	19.46%	10.53%	-0.29%
J**	3/1/2001	18.46%	10.53%	-0.29%
Institutional*	12/6/2000	20.38%	11.58%	0.63%
Preferred*	12/6/2000	20.14%	11.34%	0.40%
Select*	12/6/2000	19.97%	11.14%	0.24%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
T. Rowe Price Associates, Inc.
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
An overweighted position as well as solid stock selection in information technology contributed most to the Fund’s relative performance during the past 12 months. The greatest areas of strength were communications equipment and software. The Fund’s consumer discretionary holdings were also noteworthy contributors to results versus the benchmark. Internet and catalogue retail stocks were particularly strong. On a negative note, stock selection in the poorly performing financials sector was the single greatest detriment to relative performance. Capital markets stocks were especially weak. An underweighted allocation to materials also detracted from relative performance, as metals and mining companies did well during the period.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
There were no material changes to the Fund’s composition during the year. During the year, the team was net buyers of hotels, restaurants and leisure, and specialty retail stocks. Information technology is the largest overweighting at approximately 39% of the Fund. The portfolio management team is optimistic about the sector because of the growing traction of video over the Internet, increased communications equipment spending (particularly wireless), and anticipated product cycles coming to fruition. In financials, capital markets holdings remain the largest overweighting, since the team believes that prospects look good for this industry in the months ahead.
What is the Outlook for the Fund?
The management team expects the U.S. economy to moderate in coming months, which they believe should benefit large-cap growth companies with strong balance sheets and revenues diversified by both geography and product lines. Rising commodity prices and their potential to induce broader price inflation are a potential problem. With a worsening housing market, issues with the sub-prime lending market, and low savings rates, the health of the American consumer remains another risk to near-term equity performance. However, with low unemployment and record levels of household net worth, they do not believe the consumer is in serious jeopardy.

Partners LargeCap Growth Fund II
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	20.96%	12.09%	0.44%
Advisors Select*	12/6/2000	20.55%	11.88%	0.26%
Advisors Signature*	11/1/2004	20.42%	11.76%	0.14%
J*	3/1/2001	20.52%	11.83%	0.20%
J**	3/1/2001	19.52%	11.83%	0.20%
Institutional*	12/6/2000	21.56%	12.72%	1.02%
Preferred*	12/6/2000	21.17%	12.43%	0.73%
Select*	12/6/2000	21.06%	12.32%	0.64%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisors:
American Century Investment Services, Inc.
BNY Investment Advisors
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Performance was driven by stock selection in health care. Information technology, industrial, and energy holdings also added to relative strength. In health care, stock selection in the equipment and pharmaceutical industries were key contributors. The leading contributor here was medical device maker Intuitive Surgical, which saw heavy demand for its new, less-invasive robotic surgery system. Pharmaceutical Schering-Plough was a top-10 contributor, helped by market share gains and category growth for its cholesterol franchise. In information technology, stock picks contributed most in the communication equipment industry on an overweighted position in Research in Motion, the makers of the BlackBerry handheld device. But no stock helped relative results more than Apple, which enjoyed margin expansion and revenue growth thanks to new product launches and a redesign of existing products. Industrial shares were a key strength — stock selection contributed across several industries, including electrical equipment and machinery.
An overweighting in agricultural equipment maker AGCO was a notable contributor. The company benefited from exposure to growing agriculture markets globally. In energy, Cameron International was a notable contributor, benefiting from spending on exploration with oil prices at record highs. At the other end of the spectrum, other than utilities, consumer staples was the only sector to detract from performance compared with the benchmark. Some food products names, Campbell Soup and ConAgra Foods in particular, underperformed because of higher costs associated with growth initiatives and rising input costs. Stock selection also detracted in food and staples retailing, where Wal-Mart was the leading detractor. Though the company is turning its business around, the difficult environment for consumers in the U.S. is slowing progress.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
Sector and industry selection as well as capitalization range decisions are primarily a result of identifying what the Fund advisor believes to be superior individual securities. As a result, Fund sector allocation decisions reflect where the management team is finding the greatest opportunity among firms demonstrating sustainable growth at any given time. Slower economic growth and trouble in the housing and credit markets created a challenging business environment for financial and consumer discretionary businesses. As a result, relatively few stocks in these sectors fit the Fund’s investment approach, leading to underweighted positions in these sectors.
What is the Outlook for the Fund?
The Fund seeks long-term capital appreciation for investors who can tolerate short-term share price fluctuations. The Fund advisors pursue this objective by continuing to remain fully invested in large companies that management believes are exhibiting sustainable improvement in their businesses. It is their belief that owning such companies will generate outperformance over time versus the Russell 1000® Growth Index and the other funds in the large-growth peer group. As of October 31, 2007, the top sector overweightings were in health care, telecommunication services, and consumer staples. The most notable sector underweightings were in consumer discretionary, financials, and utilities.

Partners LargeCap Value Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	7.69%	13.99%	8.97%
Advisors Select*	12/6/2000	7.48%	13.78%	8.43%
Advisors Signature*	11/1/2004	7.36%	13.62%	8.23%
J*	3/1/2001	7.62%	13.73%	8.31%
J**	3/1/2001	6.62%	13.73%	8.31%
Institutional*	12/6/2000	8.33%	14.65%	9.21%
Preferred*	12/6/2000	8.06%	14.35%	8.97%
Select*	12/6/2000	7.90%	14.18%	8.82%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisors:
AllianceBernstein, L.P.
BNY Investment Advisors
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Relative returns were hurt by several financial holdings amid ongoing turmoil in the global credit markets. Countrywide Financial was a significant detractor for the period. While the long-term earnings forecasts for the company had assumed steep declines in mortgage originations and credit losses several times larger than historical norms, the team had not anticipated the rapid deterioration in the company’s ability to access short-term financing and the depth of the contraction in the mortgage-backed securitization market. AMBAC Financial Group and MGIC Investment also declined sharply during the period due to investor concerns about potential losses in the mortgage guarantee business. The team will continue to monitor developments in the housing and credit-sensitive sectors closely — both to avoid risk and identify attractive investments. Another detractor was Office Depot. The retailer announced disappointing same-store sales and second-quarter profits as weak sales in North America offset robust growth in international sales. Office Depot has responded with more disciplined operational and capital investment. Relative performance was helped by positions in Arcelor Mittal, Owens-Illinois, and DaimlerChrysler. Steel manufacturer Arcelor Mittal gained after posting strong second-quarter earnings due to higher steel prices and the cost-saving benefits of its recent merger. Meanwhile, Owens-Illinois benefited from higher volume and positive currency translation effects, mainly in Europe and Australia.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
In light of the relatively low value opportunity, the Fund remains unusually well diversified. Sector under- and overweightings, and resultant tracking error, remain below normal, and are broadly in line with those a year ago. The portfolio management team increased its weighting in energy as continued inflation in finding and development costs led the team to a higher long-term oil forecast. A modest underweighting in financials remains, reflecting the fact that while the sector is inexpensive, risks surrounding mortgage related losses remain. The team increased its exposure to consumer cyclicals, adding exposure to automakers and supermarkets, while selling its railroad holdings. In aggregate, the changes to overall positioning were modest, and the Fund continues to offer value characteristics, trading at a discount on both price-to-book and price-to-earnings.
What is the Outlook for the Fund?
After years of excessive complacency, investors’ renewed appreciation for risk seems a healthy development. Market volatility surged in the period, but by the end of the year, it was still only modestly above long term norms. Recent market anxieties are also evident in the measure of the value opportunity, the discount to fair value, which widened during the period — though it, too, remains below its historical average. If this trend continues, the portfolio management team may have the opportunity to adopt more concentrated positions in undervalued industries and companies whose share prices fall further than is justified by the team’s cash flow forecasts. However, as a major tenet of the investment process is to keep Fund risk commensurate with the value opportunities identified, tracking error remains below long-term targets. As always, the team continues to rely on fundamental and quantitative research to unearth the attractive value opportunities that do exist.

Partners LargeCap Value Fund I
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	Life of Fund

Advisors Preferred*	6/1/2004	11.79%	13.72%
Advisors Select*	6/1/2004	11.54%	13.49%
Advisors Signature*	11/1/2004	11.45%	13.39%
Institutional*	6/1/2004	12.33%	14.35%
Preferred*	6/1/2004	12.15%	14.09%
Select*	6/1/2004	12.05%	13.94%

*	The share class does not collect a front-end sales charge.
Sub-Advisor:
UBS Global Asset Management (Americas), Inc.
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Strong stock selection drove the portfolio’s performance during the fiscal year. In terms of individual stocks, Medco Health Solutions, Costo Wholesale Corp., Mellon Financial Corp., Johnson Controls, Inc. and Merck & Co., Inc. were the greatest contributors to portfolio performance. On the downside, Sprint Nextel Corp., McDonald’s Corp., Symantec Corp., Omnicom Group, Inc. and Burlington Northern Santa Fe Corp. were the largest detractor’s from performance. In terms of industry exposures, the portfolio’s leading contributors to performance were its overweight positions in the motor vehicle and parts, oil services, and the electric utility industries. In contrast, its underweight in energy reserves and oil refining stocks, as well as an overweight in banks, detracted from results.
Were there any Changes to the Fund’s Composition During the Year?
Among other changes, the portfolio has sought increased exposure in the pharmacy industry by finding company-specific opportunities in companies with expanding product pipelines. Pharmacy industry dynamics have changed with generic challenges and increased FDA safety pressures. It is believed that players with unique or non-commodity product concentrations remain attractive. As compared to this time last year, the portfolio is defensively positioned in property/casualty insurance. Industry capital levels are at an all-time high and with strong profitability trends, competition is heating up. The combination of price cuts to grow top-line and continued loss cost inflation is expected to lead to margin compression in the future. The portfolio continues to find attractive valuations in financials, tending to overweight those companies that are believed to have lower levels of liquidity risk relative to the size of their overall businesses. The underweight to energy is also a key position in the portfolio. Oil prices have been volatile at all-time nominal highs, and continue to be well above normal assumptions. The portfolio also remains underweight the materials sector. Earnings growth has been driven by the run up in underlying commodity prices. Demand growth and speculative buying are having an outsized impact on commodity prices and a significant supply response is expected.
What is the Outlook for the Fund?
While the market is currently very apprehensive about financials given credit exposures and the sub-prime lending fallout, the team is finding very attractive valuations in this space and is finding the underlying balance sheets strong. The portfolio remains underweight to the materials sector and within banks and financials, it is underweight to regional banks and overweight to diversified financials. The portfolio team continues to find opportunities in rails and utilities, two areas that have performed very well the last few years. These are probably the two segments of the U.S. equity market displaying the greatest pricing power. The portfolio continues to underweight the integrated oil companies, given a bearish view on long run oil prices, but it is finding opportunities within oil services. Overall, the team views the U.S. equity market to be modestly underpriced, although it expects volatility to continue to increase off the historical lows experienced over the past few years. The opportunities that the portfolio team sees are at the stock and industry level.

Partners LargeCap Value Fund II
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
The graph shows the Fund’s and the Index’s performance from the Fund’s inception date, 12/29/2004. Because Morningstar data is available only from month-end starting dates, we show performance of the Morningstar Category beginning on the nearest month-end date, 12/31/2004.
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	Life of Fund

Advisors Preferred*	12/29/2004	9.31%	9.56%
Advisors Select*	12/29/2004	9.13%	9.33%
Advisors Signature*	12/29/2004	8.91%	9.17%
Institutional*	12/29/2004	9.98%	10.18%
Preferred*	12/29/2004	9.61%	9.92%
Select*	12/29/2004	9.68%	9.80%

*	The share class does not collect a front-end sales charge.
Sub-Advisor:
American Century Investment Management, Inc.
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
A stake in information technology contributed significantly to relative performance. A top holding was software giant Microsoft, which benefited from strong sales of its Vista operating system and Office 2007. Meanwhile, Hewlett-Packard raised its financial forecast as it continued to gain ground in the PC market. Stock selection in consumer staples added value. The portfolio owned Unilever, a foreign-based, global supplier of foods, home goods, and personal products with a strong presence in the U.S. market. Its stock benefited from stronger-than-expected revenue growth and cost-cutting. Another plus was a large position in Kroger, the second-largest U.S. food retailer. Kroger has regained market share by tailoring products and services to customers’ buying behaviors. An underweight in materials hampered results as the sector generated strong returns for the benchmark. While a position in steel producer, Nucor Corp. was a bright spot (as the company reported growing sales and pricing power), the portfolio generally held smaller-than-the-benchmark positions in metals, mining, and chemical stocks. Many of these companies have reported exceptionally strong earnings, which the management team believes are unsustainable. It has therefore limited exposure to these industries. The weakest relative performance was in financials, especially thrifts and mortgage finance companies, as many firms suffered in the sub-prime lending fallout. Freddie Mac, a top-detracting stock, made slow progress in implementing new accounting systems, which dampened near-term prospects for reduced regulatory oversight. A modest position in MGIC Investment Corp., the nation’s largest private mortgage insurer, detracted. MGIC was hampered by the housing slowdown and significant financial losses from a joint venture involved in restructuring sub-prime mortgages.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
Valuations are central to decision-making about portfolio composition. During the annual reporting period, investors generally favored companies that were already strong performers, creating a market environment that was largely momentum driven. With the market focusing on existing winners, few new opportunities emerged that fit the team’s investment approach. As a result, there were only minor changes to portfolio composition.
What is the Outlook for the Fund?
as of October 31, 2007, the portfolio was broadly diversified, with an overweight position in the information technology sector and an underweight in utilities stocks, which fund management believes are richly valued. In addition, the portfolio team continued to find greater value opportunities among mega-cap stocks and it has maintained a bias toward these firms.

Partners MidCap Growth Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	30.65%	19.26%	2.29%
Advisors Select*	12/6/2000	30.50%	19.03%	1.90%
Advisors Signature*	11/1/2004	30.22%	18.88%	1.96%
J*	3/1/2001	30.49%	18.87%	1.78%
J**	3/1/2001	29.49%	18.87%	1.78%
Institutional*	3/1/2001	31.39%	19.92%	2.65%
Preferred*	12/6/2000	31.16%	19.71%	2.45%
Select*	12/6/2000	30.96%	19.47%	2.28%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Turner Investment Partners, Inc.
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The Fund’s stock selection was favorable: eight of 10 sector positions beat their corresponding index sectors. Contributing the most to relative performance were holdings in the consumer discretionary, materials/processing, and energy sectors. Beneficial stock selection added to the strong relative returns of the consumer sector. a Quantive, Wynn Resorts, Gamestop Corp., and Guess? Inc. were significant contributors for the period. Precision Castparts Corp. and Owens Illinois were top contributors to the materials/processing sector, while First Solar, National Oilwell Varco, and Cameron International added value to the energy sector. Subpar returns in the technology and utilities sectors, an 18% weighting, detracted from results. Stocks with a poor relative showing included Akamai Technologies Inc., Isilon Systems Inc., NII Holdings Inc., and Leap Wireless International. Utilities/communication stocks turned in the worst absolute performance.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
The mid-cap growth strategy invests in a diversified portfolio of companies that Turner believes have strong earnings prospects. Turner employs a fully invested strategy, with sector weightings that approximate those of the Russell Mid-cap Growth Index. However, the Fund is not industry neutral and during the twelve month period the Fund has reduced exposure to the following industries: apparel/footwear retail, casinos/gaming, electronic production equipment, and wireless telecommunication. The Fund has increased exposure since last year to the following industries: non-alcoholic beverages and trucks/construction/ farm machinery.
What is the Outlook for the Fund?
Turner believes the stock market can draw strength from the continued health of the global economy, which should help to bolster corporate earnings in the U.S. and around the world. Corporate America’s second-quarter profits rose about 8%, a rate that was below the double-digit norm of the past three years but nevertheless was still above the long-term average of 7.6%. The portfolio management team also thinks profit growth may again hit the low double digits in the fourth quarter. As long as earnings stay reasonably healthy, Turner believes the stock market is in little danger of morphing from a bull to a bear in the near term. In managing the Fund, the team’s focus, as always, is on owning stocks that they think have superior earnings prospects. The team currently favor shares of companies in the Internet, luxury-retailing, consulting, brokerage, investment-exchange, mining, energy-services, natural-gas-utility, specialty-pharmaceutical, biotechnology, and semiconductor industries.

Partners MidCap Growth Fund I
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	Life of Fund

Advisors Preferred*	6/1/2004	17.50%	12.43%
Advisors Select*	6/1/2004	17.34%	12.23%
Advisors Signature*	11/1/2004	17.22%	12.10%
Institutional*	12/29/2003	18.18%	13.07%
Preferred*	6/1/2004	17.94%	12.82%
Select*	6/1/2004	17.95%	12.67%

*	The share class does not collect a front-end sales charge.
Sub-Advisor:
Mellon Equity Associates, LLP
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The Fund benefited from strong stock selection among business and information services companies and among materials related holdings. Within the business services sector, NAVTEQ Corporation contributed positively to performance. This company provides navigable databases that are incorporated into map and route guidance products, and during the reporting period it received an attractive all cash takeover offer from a large international mobile phone producer. Upon this announcement, the holding was sold. Within this same sector, internet travel service provider Priceline.com also was a strong performer. This company experienced growing demand for its services based upon strong growth in the leisure travel market. Among materials holdings, Lyondell Chemical contributed positively to relative performance. This company manufactures a variety of industrial chemicals, and during the past year was the target of an all cash takeover offer. Upon the announcement, this position was also sold. One other important contributor to performance was the Fund’s holding of Crocs. This company manufactures a very popular and unique line of shoes. The price of Crocs more than doubled while the Fund held the stock, and it was sold based upon a valuation that no longer appeared attractive.
As for negative influences upon the Fund, holdings among medical related companies provided disappointing results. Within this sector, pharmaceutical manufacturer King Pharmaceuticals moved downward in price based upon unexpectedly strong competition for its most important product line. The Fund also suffered on a relative basis by not owning certain benchmark issues within this sector, such as Dade Behring Holdings and Intuitive Surgical, both of which appeared unattractive within the valuation model. Dade Behring gained in price based upon a takeover offer, while Intuitive Surgical moved upward because of strong doctor acceptance of its surgical operating system.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
There were no major structural changes to the Fund’s composition past year. The Fund retained its diverse economic sector approach to Fund construction relative to the performance benchmark. What this continues to imply is that the Fund’s economic sector exposures are roughly in line with the benchmark. The Fund also remained fully invested at all times, with cash balances at less than 5% and being held purely for transactional purposes.
What is the Outlook for the Fund?
The outlook for the Fund remains as it always has been, to use management’s quantitatively based model to guide stock selections to companies that offer good growth prospects at a reasonable valuation, along with clear visibility for their future prospects. The Fund will remain in a well-diversified position to participate in the investment opportunities offered by the mid-cap growth sector of the equity market. By following this approach, this will allow individual stock selection to continue to drive the Fund’s future performance.

Partners MidCap Growth Fund II
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
The graph shows the Fund’s and the Index’s performance from the Fund’s inception date, 12/29/2004. Because Morningstar data is available only from month-end starting dates, we show performance of the Morningstar Category beginning on the nearest month-end date, 12/31/2004.
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	Life of Fund

Advisors Preferred*	12/29/2004	10.64%	9.73%
Advisors Select*	12/29/2004	10.49%	9.55%
Advisors Signature*	12/29/2004	10.24%	9.39%
Institutional*	12/29/2004	11.20%	10.52%
Preferred*	12/29/2004	10.94%	10.07%
Select*	12/29/2004	10.79%	9.88%

*	The share class does not collect a front-end sales charge.
Sub-Advisor:
Pyramis Global Advisors, LLC (formerly known as Fidelity Management & Research Company)
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The consumer discretionary, consumer staples, and industrials sectors finished as the portfolio’s largest detractors. The consumer discretionary sector’s negative return was largely attributed to holdings in the household durables industry, where homebuilding stocks accounted for much of the underperformance. Shares of national homebuilders such as D.R. Horton, KB Home, and Lennar declined as the domestic housing market continued to weaken, driven by soaring inventory figures, increasing mortgage financing constraints, and low affordability. Underperformance within financials was due in large part to holdings in the Insurance industry. Holdings of insurance providers Philadelphia Consolidated and HCC Insurance came under heavy selling pressure due to investor concerns over possible exposure to the troubled sub-prime mortgage market. Lastly, holdings in the materials sector retreated due to weakness in the Metals & Mining industry. Shares of titanium mill product manufacturer RTI International Metals suffered from declining market prices for titanium along with slowing demand from the aerospace industry. The information technology and energy sectors proved to be the two largest contributors to relative performance. The information technology sector’s outperformance was due to stock selection within the electronic equipment & instruments industry. Holdings of high-efficiency photovoltaic solar cells and panels producer SunPower appreciated over 175% during the one-year period thanks to strong sales trends that led to a better than expected third quarter. Outperformance in energy was due mainly to holdings in the energy equipment & services industry, where an overweight position in oil drilling equipment provider National Oilwell Varco contributed. Shares of National Oilwell Varco gained over 138% due to large offshore drilling rig backorders that benefited pricing, in addition to increased oil exploration driven by rising crude oil prices.
Were there any changes to the Fund’s Composition During the Fiscal Year?
Position changes during the period occurred mainly within the industrials, information technology, and consumer discretionary sectors. Within the industrials sector, the team purchased additional shares of passenger airline carriers that should benefit from rising profitability levels and strong passenger traffic. Similarly, holdings of aircraft cabin interior products manufacturer BE Aerospace were added due to projections for strong aircraft order growth from global markets and the introduction of new jumbo aircraft models. Conversely, the position in U.S. homebuilding stocks was decreased as they continue to face negative pressure from the struggling domestic housing market. Although valuations are currently attractive and there is potential for large upward price appreciation, the team believes the housing market will continue to struggle in the near-term as inventories get worked off and prices reach equilibrium. Additionally, the portfolio increased its position in the communication equipment industry, purchasing shares of voice and video equipment manufacturer Polycom after the stock sold off due to early indications of weak quarterly earnings. The recent selling pressure provided an opportunity to capitalize on future strength within the Voice-Over-IP and video conferencing business. Within the multiline retail industry, the team sold positions in department store retailers ahead of a possible economic weakness that could curtail consumer spending and erode future earnings.

What is the Outlook for the Fund?
The portfolio is positioned to gain from active stock selection utilizing a combination of quantitative and fundamental research platforms that seek companies with faster, more consistent growth prospects at attractive valuations. The portfolio management team continues to favor the metals and mining industry, with positions in specialty metals producers. The team believes that these businesses will benefit from demand from the aerospace industry and increased production capacity, both of which should help grow earnings. Additionally, the portfolio is overweight the computers and peripherals industry across a broad array of business lines such as personal computer manufacturers, hard disk drive makers, and computing infrastructure solutions providers. Strong fundamentals should drive earnings upside for the group including favorable supply figures and an improved pricing environment for hard disk makers, as well as potential merger synergies and gains from virtualization for data storage networking providers. Within the financials sector, the team is bullish on the Insurance industry, maintaining positions in property and casualty insurance providers that it believes will benefit from favorable loss reserve developments which could boost earnings. Within the health care sector, the portfolio is focused on the life sciences tools and services industry. The portfolio group believes certain businesses will significantly grow earnings as a result of strong research and development spending from pharmaceutical firms and tightening environmental standards in some areas. Finally of note, the portfolio is underweight the pharmaceuticals industry due to limited upside and lack of near-term growth catalysts.

Partners MidCap Value Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	8.16%	16.55%	10.62%
Advisors Select*	12/6/2000	7.93%	16.35%	10.23%
Advisors Signature*	11/1/2004	7.84%	16.22%	10.09%
J*	3/1/2001	8.17%	16.25%	10.11%
J**	3/1/2001	7.18%	16.25%	10.11%
Institutional*	12/6/2000	8.75%	17.22%	11.04%
Preferred*	12/6/2000	8.48%	16.91%	10.77%
Select*	12/6/2000	8.40%	16.77%	10.64%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisors:
Jacobs Levy Equity Management,Inc.
  Neuberger Berman Management, Inc.
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The Fund had strong stock selection in some areas such as the industrials and materials sectors over the past year. However, this was negated by poor stock selection in the consumer discretionary sector, leading to negative stock selection overall. The majority of the poor stock selection in the consumer discretionary sector was due to an overweighting to the underperforming homebuilders industry. Two of the five largest detractors from relative performance were homebuilders Meritage Corp. and Hovnanian Enterprise. Relative sector weightings contributed to relative performance, especially an overweighting to the energy sector and an underweighting to the lagging financials sector.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred to the Fund’s composition. Neuberger Berman is responsible for approximately 35% of the overall Fund assets. They search the universe of mid-cap stocks for quality companies that they believe are inefficiently priced, either as a result of investor misperception or lack of interest in a particular industry group. Jacobs Levy is responsible for approximately 65% of the overall Fund assets. They believe the market is permeated with inefficiencies that are substantial enough in number and effect to offer opportunities for profitable active investment. They use intensive statistical modeling of a wide range of stocks and a variety of proprietary factors to detect and exploit these opportunities. They use a quantitative approach to build a diversified portfolio of mid-cap stocks.
What is the Outlook for the Fund?
This Fund is a multi-managed fund that was constructed to take advantage of the unique characteristics of the underlying investment managers. Principal Management Corporation’s objective was to find investment managers that would complement each other by exhibiting a low correlation of excess returns relative to the benchmark index and a diversity of investment process. Principal Management Corporation does not anticipate any significant changes to the mix of asset managers in the Fund.

Partners MidCap Value Fund I
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	Life of Fund

Advisors Preferred*	6/1/2004	10.32%	15.03%
Advisors Select*	6/1/2004	10.09%	14.82%
Advisors Signature*	11/1/2004	9.94%	14.67%
Institutional*	12/29/2003	10.95%	15.67%
Preferred*	6/1/2004	10.69%	15.39%
Select*	6/1/2004	10.51%	15.21%

*	The share class does not collect a front-end sales charge.
Sub-Advisors:
Goldman Sachs Asset Management, L.P.
Los Angeles Capital Management and Equity Research, Inc.
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Relative sector weightings compared to the index contributed to performance over the past year. This was led by an overweight to the top-performing energy sector. The two largest individual contributors to relative performance were both energy companies, The Williams Companies and Range Res Corp. Stock selection was relatively strong in sector such as health care and utilities. However, this was partially offset by negative stock selection in the financials sectors. The two largest individual detractors from relative performance were Ambac Financial and MGIC Investment. Both financial companies turned in poor performance due to the turmoil in the credit markets. A higher price-to-book ratio relative to the index contributed to performance over the past year.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
  o material changes occurred to the fund’s composition. Goldman Sachs is responsible for approximately 65% of the overall portfolio assets. They build their portfolio using in-depth fundamental research. They attempt to invest in good companies opportunistically when they are undervalued. The investment team of 14 investment professionals is organized by industry with portfolio managers and research analysts focusing on a particular area of expertise. LA Capital is responsible for approximately 35% of the overall portfolio assets. They use a quantitative approach to build a diversified portfolio of mid-cap stocks. Their belief is that investor preferences for specific risk characteristics evolve with changing market conditions. Their Dynamic Alpha stock selection model calculates expected returns from a universe of mid-capitalization securities.
What is the Outlook for the Fund?
This fund is a multi-managed fund that was constructed to take advantage of the unique characteristics of the underlying investment managers. The portfolio management team’s objective was to find investment managers that would complement each other by exhibiting a low correlation of excess returns relative to the benchmark index and a diversity of investment process. The team does not anticipate any significant changes to the mix of asset managers in the fund.

Partners SmallCap Blend Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	Life of Fund

Advisors Preferred*	12/30/2002	8.31%	16.21%
Advisors Select*	12/30/2002	8.11%	15.99%
Advisors Signature*	11/1/2004	7.93%	15.83%
Institutional*	12/30/2002	8.94%	16.86%
Preferred*	12/30/2002	8.65%	16.57%
Select*	12/30/2002	8.50%	16.42%

*	The share class does not collect a front-end sales charge.
Sub-Advisor:
Mellon Equity Associates, LLP
What Contributed to or Detracted from Fund Performance During the Fiscal Year?

Driving one-year performance was positive price momentum and upward earnings estimate revisions as the growth indices outperformed value indices. The materials, industrials, and financials sectors contributed positive returns to the portfolio with mining metals, heavy electrical equipment and equity REITs witnessing good stock selection. Among the portfolio’s top performing stocks include Greif Brothers Corp, General Cable Corp., and CF Industries. Greif Brothers, maker of industrial packaging, beat estimates citing good organic growth in its emerging markets and results from prior acquisitions. General Cable Corp., manufacturer of wire and cable products for communication and energy companies, beat first quarter estimates with strong demand and margin improvement. CF Industries, provider of fertilizers to the farming industry, witnessed a significant rise in revenue with the increase of corn planting to meet ethanol demand. Conversely, the oil and gas, information, and technology sectors detracted from portfolio performance. Apparel, thrifts and computer hardware related names witnessed poor stock selection. The bottom performing stocks over the past 12 months include Building Materials Holdings Corp, BankUnited Financial Corp, and Compuware Corp. Building Materials Corp reported lower than expected earnings due to weak demand in the residential construction business. South Florida’s BankUnited reported lower earnings and higher than expected loan delinquency due to a weakening housing market. Software maker Compuware witnessed reductions in price estimates after it reported lower first quarter sales and earnings.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the portfolio structure.
What is the Outlook for the Fund?
The outlook for the portfolio remains as it always has been, to use their quantitatively based model to guide stock selections to companies that offer solid fundamentals. Additionally, their process looks to provide the majority of their returns through stock selection, and will look to minimize certain risks such as beta, sector drift, style drift and market cap drift. The investment process is designed to provide consistent outperformance in most market environments. Research indicates that the breadth of fundamental characteristics included in the quantitative valuation model and the adaptive nature of the valuation model in shifting emphasis among those factors as investor preferences change, provide a framework for consistent outperformance.

Partners SmallCap Growth Fund I
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	28.30%	18.50%	3.14%
Advisors Select*	12/6/2000	27.94%	18.27%	2.93%
Advisors Signature*	11/1/2004	27.78%	18.13%	2.77%
J*	3/1/2001	27.71%	18.04%	2.72%
J**	3/1/2001	26.71%	18.04%	2.72%
Institutional*	12/6/2000	28.90%	19.18%	3.68%
Preferred*	12/6/2000	28.64%	18.86%	3.51%
Select*	12/6/2000	28.40%	18.70%	3.32%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
AllianceBernstein, L.P.
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
During the fiscal year the portfolio was helped by strong stock selection. An overweight position and strong stock selection in the technology and energy sectors helped relative returns. An underweight to the poor performing financials sector also contributed to returns. The most significant contributors to performance in terms of specific stocks included Astec, Huron Consulting Group and Dealertrack holdings. The portfolio was negatively affected by an overweight position in cash during the period and an underweight position in the industrials sector. The largest negative stock contributors included Coldwater Creek, Citi Trends and Oplink Communications.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
There were no material changes to the Fund. The U.S. Small-Cap Growth portfolio management team is comprised of four portfolio analyst/ managers, a senior portfolio manager and a dedicated quantitative analyst. Each analyst/manager is responsible for stock selection within their particular sectors of expertise. In selecting stocks for the portfolio, the analyst/managers use fundamental research and a quantitative model to identify faster growing companies with positive earnings estimate revisions.
What is the Outlook for the Fund?
Although the U.S. residential housing industry continues to contract, the portfolio management team expects robust commercial construction and strong U.S. exports to sustain growth for the balance of the year. While a more export-driven economy may benefit large stocks to a greater degree than small, within the small-cap segment growth stocks appear cheap relative to value across a wide range of measures. With the economic cycle maturing and corporate earnings growth slowing, the team believes an historic opportunity exists in growth stocks. While earnings growth is becoming less abundant and more difficult to identify, the portfolio management team believes higher valuations will be assigned to those companies that can maintain rapid growth. In 2007, investors have begun to recognize the opportunity and growth stocks have experienced a strong period of outperformance. However, valuations for small-cap growth stocks are still at a significant discount relative to value and this cycle appears poised to continue. Currently, the portfolio is positioned aggressively to take advantage of the opportunity in growth. This “overweight” to growth is not implemented on a “top-down” basis but rather as a result of bottom-up stock picking and the opportunities uncovered in the market-place.

Partners SmallCap Growth Fund II
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	16.55%	15.59%	1.42%
Advisors Select*	12/6/2000	16.31%	15.20%	1.12%
Advisors Signature*	11/1/2004	16.29%	15.28%	1.08%
J*	3/1/2001	16.33%	15.08%	0.99%
J**	3/1/2001	15.33%	15.08%	0.99%
Institutional*	12/6/2000	17.22%	16.26%	1.95%
Preferred*	12/6/2000	16.91%	15.94%	1.72%
Select*	12/6/2000	16.87%	15.74%	1.56%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisors:
Emerald Advisers, Inc.
Essex Investment Management Company, LLC
UBS Global Asset Management (Americas), Inc.
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Offsetting stock selection in two sectors was the primary contributor to performance. Stock selection was strong in the health care sector led by Lifecell Corporation, a leader in regenerative medicine. Despite holding Crocs Inc., the stock that added the most to relative performance, the consumer discretionary sector detracted from performance due to poor stock selection, mainly led by retailers. Sector and industry allocation added to performance. Stocks held outside of the index added the most to relative performance.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. UBS is responsible for approximately 43% of the overall Fund assets. A quantitative valuation model is used to identify a targeted buy list of stocks using three primary factors — earnings revisions, analyst diffusion ((up estimates — down estimates) / total estimates), and the 12-month stock price return. Each stock is ranked in quintiles, with the top quintile as the targeted buy list. More traditional in-depth fundamental analysis is applied to provide confirmation of the earnings growth story. Emerald is responsible for approximately 42% of the overall Fund assets. Emerald is a small-cap growth stock specialist that uses in-depth research to identify attractive small-cap growth companies. Essex is responsible for approximately 15% of the overall Fund assets. Essex uses a focused and disciplined level of fundamental security analysis. They identify companies in the early stages of positive business and earnings change. Essex focuses on micro-cap stocks in addition to small-caps stocks. This micro-cap bet should help to reduce the market cap of the overall Fund.
What is the Outlook for the Fund?
This Fund is a multi-managed fund that was constructed to take advantage of the unique characteristics of the underlying investment managers. Principal Management Corporation’s objective was to find investment managers that would complement each other by exhibiting a low correlation of excess returns relative to the benchmark index and a diversity of investment process. Principal Management Corporation does not anticipate any significant changes to the mix of asset managers in the Fund.

Partners SmallCap Growth Fund III
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	Life of Fund

Advisors Preferred*	6/1/2004	16.25%	13.17%
Advisors Select*	6/1/2004	16.06%	12.99%
Advisors Signature*	11/1/2004	15.89%	12.82%
Institutional*	6/1/2004	16.86%	13.80%
Preferred*	6/1/2004	16.64%	13.51%
Select*	6/1/2004	16.43%	13.38%

*	The share class does not collect a front-end sales charge.
Sub-Advisor:
Columbus Circle Investors
Mazama Capital Management
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The performance over the past twelve months was dominated by a few large industries and stock bets within the portfolio. Poor stock selection in the financial sector was dominated by a large bet in stocks that are part of the capital market industry. This was also true in the health care sector where a large overweight in the biotechnology industry detracted from performance. Only 11% of stocks are held out of the index but that accounted for most of the underperformance in the portfolio. One of the bright spots for the portfolio was stock selection in consumer discretionary led by an overweight in the shoe company Crocs Inc.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
Mazama is now responsible for approximately 70% of the overall portfolio assets. Mazama believes that exceptional investment returns can be made by investing in a diversified portfolio of quality companies that have made recent investments in people, products, plant and/or services. They use their proprietary Price Performance Model to identify and track the growth companies that represent the best opportunities in the market. The portfolio managers focus on small to mid-cap stocks for the strategy. CCI is now responsible for approximately 30% of the overall portfolio assets. The portfolio’s investment strategies are based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. This discipline is referred to as positive momentum and positive surprise. Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, the portfolio management team selects companies that meet the criteria of positive momentum and positive surprise.
What is the Outlook for the Fund?
This fund is a multi-managed fund that was constructed to take advantage of the unique characteristics of the underlying investment managers. The portfolio management team’s objective was to find investment managers that would complement each other by exhibiting a low correlation of excess returns relative to the benchmark index and a diversity of investment process. The team does not anticipate any significant changes to the mix of asset managers in the fund.

Partners SmallCap Value Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	3/1/2001	3.97%	15.92%	11.10%
Advisors Select*	3/1/2001	3.77%	15.69%	10.88%
Advisors Signature*	11/1/2004	3.64%	15.55%	10.74%
J*	3/1/2001	3.73%	15.51%	10.71%
J**	3/1/2001	2.89%	15.51%	10.71%
Institutional*	3/1/2001	4.61%	16.57%	11.72%
Preferred*	3/1/2001	4.29%	16.30%	11.46%
Select*	3/1/2001	4.20%	16.11%	11.28%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisors:
Ark Asset Management Co., Inc.
Los Angeles Capital Management and Equity Research, Inc.
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The portfolio benefited from favorable sector allocation, specifically an underweight to financials and an overweight to industrials. Industry selection was also a positive, due to an underweight to REITs and banks, as well as to an overweight in capital goods and in technology hardware and equipment. An up-in-market cap bias, specifically an overweight to stocks with a market capitalization above $2 billion, lifted results as this segment of the market significantly outperformed. A tilt towards higher price-to-book stocks relative to the index, was also favorable. Stock selection was helpful to performance due entirely to strong results within the industrials sector. Stocks held outside of the benchmark, which averaged 28% for the period, also added significantly to performance. A lower price-to-earnings profile relative to the index offset these favorable strategies as it was not rewarded during the period.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the portfolio structure. Ark Asset Management is responsible for approximately 70% of the overall portfolio assets. Ark combines a systematic quantitative approach with traditional fundamental analysis to construct their portfolio. LA Capital (LA) is responsible for approximately 30% of the overall portfolio assets. LA is a purely quantitative firm that includes a large variety of inputs into their model. Rather than emphasizing a fixed set of weights, LA’s model emphasizes those factors that are currently being rewarded in the market.
What is the Outlook for the Fund?
This fund is a multi-managed fund that was constructed to take advantage of the unique characteristics of the underlying investment managers. The portfolio management team’s objective was to find investment managers that would complement each other by exhibiting a low correlation of excess returns relative to the benchmark index and a diversity of investment process. The team does not anticipate any significant changes to the mix of asset managers in the fund.

Partners SmallCap Value Fund I
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	Life of Fund

Advisors Preferred*	12/30/2002	2.39%	18.54%
Advisors Select*	12/30/2002	2.18%	18.33%
Advisors Signature*	11/1/2004	2.11%	18.21%
Institutional*	12/30/2002	2.97%	19.23%
Preferred*	12/30/2002	2.69%	18.92%
Select*	12/30/2002	2.57%	18.78%

*	The share class does not collect a front-end sales charge.
Sub-Advisors:
J.P. Morgan Investment Management, Inc.
Mellon Equity Associates, LLP
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
For the last 12 months, fundamental factors were the primary performance drivers. Specifically, the portfolio benefited from higher momentum and price-to-book profiles, both of which were in favor in the growth-oriented market. Industry selection was also favorable due to an underweight to the beleaguered commercial banks and an overweight to the robust capital goods industries. Finally, stock selection aided results, with particularly favorable selection in the industrials, consumer discretionary, and financials sectors. On an individual stock basis Tupperware Corp (consumer discretionary), General Cable Corp (industrials), and Rait Investment Trust (financials) added the most to returns. These favorable strategies were offset by a lower price-to-earnings profile, which was not rewarded during the period.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the portfolio structure. JP Morgan is responsible for approximately 70% of the overall portfolio assets. JP Morgan’s investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. Management then uses a quadratic optimization to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets the original investment thesis (strong momentum with good relative value). Finally, sophisticated trading techniques ensure that the trades are executed in a cost-effective manner, ensuring that trading costs do not unduly encumber the alpha of the strategy. Mellon Equity is responsible for approximately 30% of the overall portfolio assets. Mellon employs a structured process that utilizes 18 quantitative models whose respective weightings are rotated over time. Mellon’s research indicates that the breadth of fundamental characteristics included in the quantitative valuation model and the adaptive nature of the valuation model in shifting emphasis among those factors as investor preferences change, provide a framework for consistent outperformance. The majority of the stock characteristics included in the valuation model reflect fundamental health in the underlying company. However periods of speculative zeal for low quality, fundamentally weak stocks pose a performance challenge. Additionally, the process looks to provide the majority of the returns through stock selection, and will look to minimize certain risks such as beta, sector drift, style drift and market cap drift.
What is the Outlook for the Fund?
This fund is a multi-managed fund that was constructed to take advantage of the unique characteristics of the underlying investment managers. The portfolio management team’s objective was to find investment managers that would complement each other by exhibiting a low correlation of excess returns relative to the benchmark index and a diversity of investment process. The team does not anticipate any significant changes to the mix of asset managers in the fund.

Partners SmallCap Value Fund II
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	Life of Fund

Advisors Preferred*	6/1/2004	2.71%	12.31%
Advisors Select*	6/1/2004	2.49%	12.07%
Advisors Signature*	11/1/2004	2.32%	11.97%
Institutional*	6/1/2004	3.28%	12.94%
Preferred*	6/1/2004	3.02%	12.67%
Select*	6/1/2004	2.89%	12.51%

*	The share class does not collect a front-end sales charge.
Sub-Advisors:
Dimensional Fund Advisors
Vaughan Nelson Investment Management, LP
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
For the 12 month period, the portfolio benefited from an underweight to financials, particularly the plagued REIT and commercial banking industries. An overweight to the robust industrials sector also helped returns. From a fundamental factor perspective, a higher price-to-earnings profile relative to the benchmark was a contributor. These positive strategies were partially offset by a lower price-to-book profile compared to the benchmark, which was not rewarded. Security selection was also a modest detractor due to weak results in the materials and information technology sectors.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the portfolio structure. Dimensional Fund Advisors (DFA) is responsible for approximately 25% of the overall portfolio assets. DFA manages a highly diverse portfolio focusing on the bottom quintile of market capitalization and, within that segment, on stocks that have a low price/book value from an accounting valuation perspective. Vaughan Nelson (VN) is responsible for approximately 75% of the overall portfolio assets and is currently receiving all new cash flows. VN’s process focuses on identifying the economic value of a firm’s equity through quantitative tools and then utilizing fundamental analysis to make final portfolio construction decisions. This process tends to steer VN towards stocks with higher traditional price/book ratios relative to the index.
What is the Outlook for the Fund?
This fund is a multi-managed fund that was constructed to take advantage of the unique characteristics of the underlying investment managers. The portfolio management team’s objective was to find investment managers that would complement each other by exhibiting a low correlation of excess returns relative to the benchmark index and a diversity of investment process. The team does not anticipate any significant changes to the mix of asset managers in the fund.

Preferred Securities Fund
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.

(1)	This index is now the benchmark against hich the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	6/1/2004	-0.78%	4.12%	4.25%
Advisors Select*	6/1/2004	-0.98%	3.92%	4.04%
Advisors Signature*	11/1/2004	-1.12%	3.77%	3.90%
J*	12/29/2003	-1.03%	3.83%	3.96%
J**	12/29/2003	-1.96%	3.83%	3.96%
Institutional*	5/1/2002	-0.26%	4.71%	4.83%
Preferred*	6/1/2004	-0.54%	4.43%	4.55%
Select*	6/1/2004	-0.77%	4.28%	4.41%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Spectrum Asset Management, Inc.
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Capital securities outperformed $25 par preferreds over the one-year period ending October 31, 2007, but overall preferreds had a difficult 12 months. Early in the year, the difference in yields between the $25 par and capital securities sectors were near record tight levels. This happened as investors’ quest for incremental income led to huge demand for preferreds. The new issue calendar accommodated the demand with what may have been a record supply for a 12-month period (about $113 billion). An abrupt change in the fortunes of the market began with a growing concern about financial issuers who predominate in the preferred market. This was precipitated by the developing problems in the sub-prime mortgage market, which hurt valuations among all banks, brokers, credit companies, and insurance companies. The market hit bottom around the middle of August and then began to rebound with the Federal Reserve’s discount rate cut. Liquidity improved significantly and the yield between different securities, especially among capital securities, tightened through mid-October. New issue supply pressures and an early start to year-end tax loss selling kept the $25 par sector from following suit to the same degree. While new offerings were well received, they were priced at a large concession to outstanding issues, which hurt prices in the secondary market.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
Investments in capital securities outpaced $25 par preferreds over the past year as cash from called issues was reinvested, and the overall size of the Fund continued to increase. On a percentage basis, the allocation to capital securities increased to 37% (from 30%) while the allocation to $25 par preferred dropped to 62% (from 67%). The Fund’s strategy emphasizes a rigorous credit approach with a primary emphasis on investment grade hybrid preferred securities offering superior risk-adjusted yield premiums.
What is the Outlook for the Fund?
The portfolio management team remains concerned about the plight of the consumer. Oil prices have remained elevated as the winter heating season approaches. While the Federal Reserve has recently reduced key interest rates, many adjustable rate mortgages are ready to reset from low teaser rates to much higher levels. Likewise, financials remain under pressure as investors continue to shun mortgage-backed securities, making valuation of these securities difficult to measure. Against this backdrop, the Fund remains focused on taking advantage of some of the widest spreads preferred securities are offering relative to Treasuries and senior debt in recent history.

Principal LifeTime 2010 Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	3/1/2001	10.45%	10.84%	7.11%
Advisors Select*	3/1/2001	10.21%	10.62%	6.91%
Advisors Signature*	11/1/2004	10.10%	10.47%	6.77%
J*	6/15/2001	10.51%	10.72%	6.93%
J**	6/15/2001	9.51%	10.72%	6.93%
Institutional*	3/1/2001	11.07%	11.47%	7.73%
Preferred*	3/1/2001	10.76%	11.16%	7.43%
Select*	3/1/2001	10.64%	11.03%	7.30%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The Principal LifeTime Funds invest wholly in the institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.
Over the past year, most asset classes posted positive absolute returns, but equities finished strongly ahead of fixed-income securities. Fixed income makes up approximately 42% of this Fund. While the fixed-income portion of the Fund was able to post positive returns on an absolute basis, relative returns lagged. The performance of the largest underlying fund in this portfolio, the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, underperformed the Lehman Brothers Aggregate Bond Index. This underlying fund posted a return of 3.9% vs. 5.4% for the index. The reason for the underperformance was driven by an underweighting in agencies and Treasuries. Exposure to other fixed-income styles was mixed as exposure to preferred securities hindered relative performance, but exposure to high-yield securities contributed to relative performance.
Exposure to international equities also contributed to Fund performance. Both the International Fund, sub-advised by Fidelity, and the International Growth Fund, sub-advised by Principal Global Investors, returned 29.7% for the year. Leading all funds, however, was the International Emerging Markets Fund, sub-advised by Principal Global Investors, with a one-year return of 73.3%. The domestic equity portion of the Fund posted strong results as well. The Disciplined LargeCap Blend Fund, sub-advised by Principal Global Investors, beat both its index and peers with a return of 14.7%. In addition, the growth managers in the portfolio added excellent returns. The MidCap Growth Fund, sub-advised by Turner, and the LargeCap Growth Fund, sub-advised by Columbus Circle Investors, again led the way with returns of 31.4% and 30.5%, respectively. Finally, exposure to real estate investment trusts (REITs) through the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, was a drag on performance. This underlying fund posted a one-year total return of -1.5% due to poor performance during the second quarter of 2007.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
The strategic asset class weightings of the Principal LifeTime Funds were modified in the fall of 2006. These changes, together with the addition of several new underlying funds, were implemented over a six-month period. The transition process was completed at the end of the first quarter of 2007.
What is the Outlook for the Fund?

The Principal LifeTime 2010 Fund is well-diversified by asset classes and underlying funds. The major asset classes of the Fund (U.S. equities, non-U.S. equities, fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market caps, and other characteristics are carefully monitored and neutralized where possible. The portfolio management team does not anticipate any significant changes in the asset allocation or the investment manager lineup in the near term.

Principal LifeTime 2020 Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	3/1/2001	13.53%	12.84%	8.09%
Advisors Select*	3/1/2001	13.29%	12.61%	7.88%
Advisors Signature*	11/1/2004	13.16%	12.49%	7.75%
J*	6/15/2001	13.50%	12.72%	7.91%
J**	6/15/2001	12.50%	12.72%	7.91%
Institutional*	3/1/2001	14.14%	13.48%	8.70%
Preferred*	3/1/2001	13.83%	13.16%	8.41%
Select*	3/1/2001	13.71%	13.03%	8.28%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The Principal LifeTime Funds invest wholly in the institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.
Over the past year, most asset classes posted positive absolute returns, but equities finished strongly ahead of fixed-income securities. International equities led the way as both the International Fund, sub-advised by Fidelity, and the International Growth Fund, sub-advised by Principal Global Investors, returned 29.7% for the year. Leading all funds however was the International Emerging Markets Fund, sub-advised by Principal Global Investors, with a one-year total return of 73.3%. The domestic equity portion of the portfolio posted strong results as well. The Disciplined LargeCap Blend Fund, sub-advised by Principal Global Investors, outperformed both its index and peers with a total return of 14.7%. In addition, the growth managers in the portfolio added excellent returns. The MidCap Growth Fund, sub-advised by Turner, and the LargeCap Growth Fund, sub-advised by Columbus Circle Investors, again led the way with one-year total returns of 31.4% and 30.5%, respectively. Exposure to real estate investment trusts (REITs) through the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, was a drag on performance. This underlying fund posted a one-year total return of -1.5% due to poor performance during the second quarter of 2007.
Finally, while the fixed-income portion of the Fund was able to post positive returns on an absolute basis, relative returns lagged. The Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, underperformed the Lehman Brothers Aggregate Bond Index. It posted a one-year total return of 3.9% vs. 5.4% for the index. The reason for the underperformance was driven by an underweighting in agencies and Treasuries. Exposure to other fixed-income styles was mixed as exposure to preferred securities hindered relative performance, but exposure to high-yield securities contributed to relative performance.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
The strategic asset class weightings of the Principal LifeTime Funds were modified in the fall of 2006. These changes, together with the addition of several new underlying funds, were implemented over a six-month period. The transition process was completed at the end of the first quarter of 2007.
What is the Outlook for the Fund?

The Principal LifeTime 2020 Fund is well-diversified by asset classes and underlying funds. The major asset classes of the Fund (U.S. equities, non-U.S. equities, fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market caps, and other characteristics are carefully monitored and neutralized where possible. The portfolio management team does not anticipate any significant changes in the asset allocation or the investment manager lineup in the near term.

Principal LifeTime 2030 Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	3/1/2001	15.45%	13.88%	8.18%
Advisors Select*	3/1/2001	15.25%	13.65%	7.96%
Advisors Signature*	11/1/2004	15.07%	13.52%	7.83%
J*	6/15/2001	15.50%	13.70%	7.94%
J**	6/15/2001	14.50%	13.70%	7.94%
Institutional*	3/1/2001	16.05%	14.52%	8.78%
Preferred*	3/1/2001	15.85%	14.23%	8.50%
Select*	3/1/2001	15.65%	14.47%^	8.64%^

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.

^	During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown is greater than it would have been without the redemption.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The Principal LifeTime Funds invest wholly in the institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.
Over the past year, most asset classes posted positive absolute returns, but equities finished strongly ahead of fixed-income securities. International equities led the way as both the International Fund, sub-advised by Fidelity, and the International Growth Fund, sub-advised by Principal Global Investors, returned 29.7% for the year. Leading all underlying funds, however, was the International Emerging Markets Fund, sub-advised by Principal Global Investors, with a one-year total return of 73.3%. The domestic equity portion of the Fund posted strong results as well. The Disciplined LargeCap Blend Fund, sub-advised by Principal Global Investors, outperformed both its index and peers with a one-year total return of 14.7%. In addition, the growth managers in the portfolio added excellent returns. The MidCap Growth Fund, sub-advised by Turner, and the LargeCap Growth Fund, sub-advised by Columbus Circle Investors, again led the way with one-year total returns of 31.4% and 30.5%, respectively. Exposure to real estate investment trusts (REITs) through the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, was a drag on performance. This underlying fund posted a one-year total return of -1.5% due to poor performance during the second quarter of 2007.
Finally, while the fixed-income portion of the Fund was able to post positive returns on an absolute basis, relative returns lagged. The Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, underperformed the Lehman Brothers Aggregate Bond Index. It posted a total return of 3.9% vs. 5.4% for the index. The reason for the underperformance was driven by an underweighting in agencies and Treasuries. Exposure to other fixed-income styles was mixed as exposure to preferred securities hindered relative performance, but exposure to high-yield securities contributed to relative performance.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
The strategic asset class weightings of the Principal LifeTime Funds were modified in the fall of 2006. These changes, together with the addition of several new underlying funds, were implemented over a six-month period. The transition process was completed at the end of the first quarter of 2007.
What is the Outlook for the Fund?
The Principal LifeTime 2030 Fund is well-diversified by asset classes and underlying funds. The major asset classes of the Fund (U.S. equities, non-U.S. equities, fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market caps, and other characteristics are carefully monitored and neutralized where possible. The portfolio management team does not anticipate any significant changes in the asset allocation or the investment manager lineup in the near term.

Principal LifeTime 2040 Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	3/1/2001	16.95%	14.54%	8.47%
Advisors Select*	3/1/2001	16.68%	14.35%	8.29%
Advisors Signature*	11/1/2004	16.58%	14.16%	8.11%
J*	6/15/2001	16.86%	14.18%	8.13%
J**	6/15/2001	15.86%	14.18%	8.13%
Institutional*	3/1/2001	17.54%	15.19%	9.08%
Preferred*	3/1/2001	17.29%	14.90%	8.81%
Select*	3/1/2001	17.14%	14.74%	8.64%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The Principal LifeTime Funds invest wholly in the institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.
Over the past year, most asset classes posted positive absolute returns, but equities finished strongly ahead of fixed-income securities. International equities led the way as both the International Fund, sub-advised by Fidelity, and the International Growth Fund, sub-advised by Principal Global Investors, returned 29.7% for the year. Leading all funds, however, was the International Emerging Markets Fund, sub-advised by Principal Global Investors, with a one-year total return of 73.3%. The domestic equity portion of the portfolio posted strong results as well. The Disciplined LargeCap Blend Fund, sub-advised by Principal Global Investors, outperformed both its index and peers with a one-year total return of 14.7%. In addition, the growth managers in the Fund added excellent returns. The MidCap Growth Fund, sub-advised by Turner, and the LargeCap Growth Fund, sub-advised by Columbus Circle Investors, again led the way with one-year total returns of 31.4% and 30.5%, respectively. Exposure to real estate investment trusts (REITs) through the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, was a drag on performance. This underlying fund posted a one-year total return of -1.5% due to poor performance during the second quarter of 2007.
Finally, while the fixed-income portion of the Fund was able to post positive returns on an absolute basis, relative returns lagged. The Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, underperformed the Lehman Brothers Aggregate Bond Index. It posted a one-year total return of 3.9% vs. 5.4% for the index. The reason for the underperformance was driven by an underweighting to agencies and Treasuries. Exposure to other fixed-income styles was mixed as exposure to preferred securities hindered relative performance, but exposure to high-yield securities contributed to relative performance.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
The strategic asset class weightings of the Principal LifeTime Funds were modified in the fall of 2006. These changes, together with the addition of several new underlying funds, were implemented over a six-month period. The transition process was completed at the end of the first quarter of 2007.
What is the Outlook for the Fund?
The Principal LifeTime 2040 Fund is well-diversified by asset classes and underlying funds. The major asset classes of the Fund (U.S. equities, non-U.S. equities, fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market caps, and other characteristics are carefully monitored and neutralized where possible. The portfolio management team does not anticipate any significant changes in the asset allocation or the investment manager lineup in the near term.

Principal LifeTime 2050 Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	3/1/2001	17.46%	15.20%	7.93%
Advisors Select*	3/1/2001	17.28%	15.01%	7.75%
Advisors Signature*	11/1/2004	17.10%	14.86%	7.56%
J*	6/15/2001	17.39%	14.59%	7.44%
J**	6/15/2001	16.39%	14.59%	7.44%
Institutional*	3/1/2001	18.16%	15.88%	8.52%
Preferred*	3/1/2001	17.89%	15.57%	8.26%
Select*	3/1/2001	17.71%	15.45%	8.13%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The Principal LifeTime Funds invest wholly in the institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.
Over the past year, most asset classes posted positive absolute returns, but equities finished strongly ahead of fixed-income securities. International equities led the way as both the International Fund, sub-advised by Fidelity, and the International Growth Fund, sub-advised by Principal Global Investors, returned 29.7% for the year. Leading all funds, however, was the International Emerging Markets Fund, sub-advised by Principal Global Investors, with a one-year total return of 73.3%. The domestic equity portion of the portfolio posted strong results as well. The Disciplined LargeCap Blend Fund, sub-advised by Principal Global Investors, outperformed both its index and peers with a return of 14.7%. In addition, the growth managers in the Fund added excellent returns. The MidCap Growth Fund, sub-advised by Turner, and the LargeCap Growth Fund, sub-advised by Columbus Circle Investors, again led the way with one-year total returns of 31.4% and 30.5%, respectively. Exposure to real estate investment trusts (REITs) through the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, was a drag on performance. This underlying fund posted a one-year total return of -1.5% due to poor performance during the second quarter of 2007.
Finally, while the fixed-income portion of the Fund was able to post positive returns on an absolute basis, relative returns lagged. The Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, underperformed the Lehman Brothers Aggregate Bond Index. It posted a one-year return of 3.9% vs. 5.4% for the index. The reason for the underperformance was driven by an underweighting in agencies and Treasuries. Exposure to other fixed-income styles was mixed as exposure to preferred securities hindered relative performance, but exposure to high-yield securities contributed to relative performance.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
The strategic asset class weightings of the Principal LifeTime Funds were modified in the fall of 2006. These changes, together with the addition of several new underlying funds, were implemented over a six-month period. The transition process was completed at the end of the first quarter of 2007.
What is the Outlook for the Fund?
The Principal LifeTime 2050 Fund is well-diversified by asset classes and underlying funds. The major asset classes of the Fund (U.S. equities, non-U.S. equities, fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market caps, and other characteristics are carefully monitored and neutralized where possible. The portfolio management team does not anticipate any significant changes in the asset allocation or the investment manager lineup in the near term.

Principal LifeTime Strategic Income Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	3/1/2001	5.11%	8.28%	5.82%
Advisors Select*	3/1/2001	4.91%	8.15%	5.68%
Advisors Signature*	11/1/2004	4.68%	7.95%	5.50%
J*	6/15/2001	5.08%	8.09%	5.58%
J**	6/15/2001	4.08%	8.09%	5.58%
Institutional*	3/1/2001	5.68%	8.91%	6.43%
Preferred*	3/1/2001	5.49%	8.67%	6.19%
Select*	3/1/2001	5.30%	8.50%	6.02%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The Principal LifeTime Funds invest wholly in the institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.
Over the past year, most asset classes posted positive absolute returns, but equities finished strongly ahead of fixed-income securities. Fixed income makes up approximately 75% of this Fund. While the fixed-income portion of the Fund was able to post positive returns on an absolute basis, relative returns lagged. The largest underlying fund in this portfolio, the Bond & Mortgage Securities Fund, sub-advised by Principal Global Investors, underperformed the Lehman Brothers Aggregate Bond Index. This underlying fund posted a return of 3.9% vs. 5.4% for the index. The reason for the underperformance was driven by an underweighting in agencies and Treasuries. Exposure to preferred securities hindered relative performance as well.
Exposure to international equities also contributed to Fund performance. Both the International Fund, sub-advised by Fidelity, and the International Growth Fund, sub-advised by Principal Global Investors, returned 29.7% for the year. The domestic equity portion of the Fund posted strong results. The Disciplined LargeCap Blend Fund, sub-advised by Principal Global Investors, outperformed both its index and peers with a return of 14.7%. In addition, the growth managers in the portfolio added excellent returns. Finally, exposure to real estate investment trusts (REITs) through the Real Estate Securities Fund, sub-advised by Principal Real Estate Investors, was a drag on performance. This underlying fund posted a one-year total return of -1.5%, due to poor performance during the second quarter of 2007.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
The strategic asset class weightings of the Principal LifeTime Funds were modified in the fall of 2006. These changes, together with the addition of several new underlying funds, were implemented over a six-month period. The transition process was completed at the end of the first quarter of 2007.
What is the Outlook for the Fund?
The Principal LifeTime Strategic Income Fund is well-diversified by asset classes and underlying funds. The major asset classes of the Fund (U.S. equities, non-U.S. equities, fixed income) are constructed to provide diversification by investment process, style, and investment manager. The core holding of this Fund is anchored by a diversified core fixed-income fund. The remaining fixed-income exposure includes a diverse set of asset classes including preferred securities, Treasury inflation-protected securities (TIPS), and high-yield bonds. Within the equity segment, overall exposures to growth, value, market caps, and other characteristics are carefully monitored and neutralized where possible. The portfolio management team does not anticipate any significant changes in the asset allocation or the investment manager lineup in the near term.

Real Estate Securities Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	-2.06%	23.41%	18.74%
Advisors Select*	12/6/2000	-2.23%	23.21%	18.42%
Advisors Signature*	11/1/2004	-2.38%	23.03%	18.37%
J*	3/1/2001	-2.12%	23.12%	18.32%
J**	3/1/2001	-3.03%	23.12%	18.32%
Institutional*	3/1/2001	-1.48%	24.11%	19.34%
Preferred*	12/6/2000	-1.76%	23.82%	18.98%
Select*	12/6/2000	-1.88%	23.64%	18.85%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Real Estate Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The Fund’s underweighting to the regional mall sector significantly hurt its performance. A large underweighting to the strong-performing General Growth Properties was a key detractor. The Fund’s overweighting to the apartment sector early in the year was a drag on results as the group lagged the index. Apartment real estate investment trusts (REITs) underperformed due to concerns that apartment operating conditions have peaked and are moderating in 2007. Within the group, the Fund held an underweighted position in Archstone-Smith Trust, which announced it was the target of a privatization bid during the spring of 2007. This announcement caused the company’s stock price to climb. Stock selection among owners of a diverse array of property types was a key detractor to relative performance. Forest City Enterprises also materially hurt relative performance as it reported disappointing second quarter earnings.
On the positive side, the Fund benefited from superior stock selection among office and industrial owners. In the office sector, SL Green Realty was a positive contributor over the course of the past year. The decision to avoid Mack-Cali Realty Corp. also proved favorable as it returned -20.1% for the period. During the third quarter, weakness in the financial services industry and slowing office employment growth especially weighed on the three office stocks not held in the Fund: Maguire Properties, American Financial Realty Trust, and Brandywine Realty Trust. Two other notable positive contributors were Liberty Property Trust (-17.6%), which owns both office and industrial properties, and ProLogis (+16.7%), a multi-national owner of industrial properties. The Fund avoided Liberty during the year due to its exposure to challenging markets and maintains an overweighted position in ProLogis as it continues to beat analyst estimates and raise earnings guidance.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
The Fund’s philosophy is that superior returns are achieved by investing in high-quality companies expected to experience favorable trends without overpaying for them. The Fund’s strategy encompasses a bottom-up, fundamental research-based process that includes index relative Fund construction with a quality bias.
What is the Outlook for the Fund?
The outlook for commercial real estate conditions is generally favorable, creating a positive operating environment for the companies in which the Fund invests. Unlike residential real estate, management believes there is not an excessive supply of commercial real estate today and credit market turmoil is only further restraining new construction activity. Assuming a recession is avoided, real estate demand should support strength in day-to-day trends of owning commercial real estate. A chief concern is the direction of real estate asset values. While there is evidence considerable capital is poised to buy real estate once the credit markets calm down, it is uncertain at what prices transactions will occur. The level at which trade activity resumes will influence the Fund value’s direction. If property value declines are less than feared, the Fund’s value will likely rally. Conversely, if real estate values decline more than presently feared by investors, it could have a negative impact on the Fund’s value.

Strategic Asset Management (“SAM”) — Balanced Portfolio
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	10 Years

Advisors Preferred*	1/16/2007	14.21%	11.78%	8.70%
Advisors Select*	1/16/2007	14.03%	11.69%	8.62%
Advisors Signature*	1/16/2007	13.89%	11.54%	8.48%
J*	1/16/2007	13.24%	11.59%	8.60%
J**	1/16/2007	12.24%	11.59%	8.60%
Institutional*	1/16/2007	14.70%	11.87%	8.75%
Preferred*	1/16/2007	14.48%	11.83%	8.73%
Select*	1/16/2007	14.45%	11.83%	8.72%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
What Contributed to or Detracted from Portfolio Performance During the Fiscal Year?
The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.
The Portfolio’s overweighting in equities proved beneficial during the fiscal year. In particular, the Portfolio’s increased emphasis on domestic large-cap growth equities contributed to strong results, as large-cap stocks generally outperformed their small-cap counterparts, and growth stocks outperformed value in a slowing U.S. economic environment. In addition, an overweighting in both international developed and emerging market equities helped the Portfolio’s one-year results, as economies abroad flourished, and as strong capital inflows caused those markets to considerably outperform.
As the outlook for housing deteriorated and the sub-prime lending crisis hit, the Portfolio’s core allocation to real estate investment trusts (REITs) had a negative impact on performance. Other detractors during this period included the Portfolio’s allocation to value equities, particularly to the small- and mid-cap asset classes, as performance by these styles lagged the broader market.
Among fixed-income assets, high-yield bonds also contributed to positive performance through strong absolute gains and continued outperformance by the underlying high-yield fund. Although the U.S. bond market rose, with benchmark bond yields on U.S. Treasuries falling below 5% by the end of the period, spread products (non-U.S. Treasury securities that offer higher yields than government bonds) lagged, and the Portfolio’s exposure to corporate and mortgage-backed securities were slight detractors from performance.
Were there any Changes to the Portfolio’s Composition During the Fiscal Year?
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Over the period, the Portfolio absorbed equity market gains — both domestic and international — and underlying fund adjustments that combined to slightly raise its equity exposure along with the overweighting in large-cap growth stocks. Portfolio management maintained fixed-income allocations that amounted to a neutral balance of corporate and mortgage-backed securities.
The Portfolio ended the period with an overall allocation of 67% equities and 33% fixed-income securities that reflected diversification across 14 asset classes.

What is the Outlook for the Portfolio?
The outlook for U.S. housing sales and new construction deteriorated even further during the third quarter and over the last month of the fiscal year. The housing sector is in the middle of a severe recession, but management believes that the U.S. economy remains relatively healthy otherwise. Declining interest rates and a slowing economy have some investors worried about a recession. However, the management team doesn’t expect a recession on the horizon. Instead, they see a Federal Reserve that is gradually easing, global liquidity that is ample, corporate balance sheets that remain strong, and unemployment that remains low.
The Portfolio’s equity allocations continue to reflect an investment strategy that favors growth equities over value and large-cap stocks over small- and mid-cap stocks. Within fixed-income securities, the management team has a bias toward U.S. Treasury securities over other spread products.

Strategic Asset Management (“SAM”) — Conservative Balanced Portfolio
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class^	Inception Date	1 Year	5 Years	10 Years

Advisors Preferred*	1/16/2007	11.11%	9.33%	5.54%
Advisors Select*	1/16/2007	10.85%	9.26%	5.47%
Advisors Signature*	1/16/2007	10.71%	9.12%	5.36%
J*	1/16/2007	10.97%	9.30%	5.52%
J**	1/16/2007	9.97%	9.30%	5.52%
Institutional*	1/16/2007	11.59%	9.43%	5.58%
Preferred*	1/16/2007	11.28%	9.37%	5.56%
Select*	1/16/2007	11.17%	9.35%	5.55%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.

^	Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio’s performance between 1996 and 1999 benefited from agreements to limit the Portfolio’s expenses. Periods of less than one year are not annualized. The extended performance inception date is 7/25/1996.
Sub-Advisor:
Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
What Contributed to or Detracted from Portfolio Performance During the Fiscal Year?
The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.
The Portfolio’s overweighting in equities relative to its index proved beneficial during the fiscal year. In particular, the Portfolio’s increased emphasis on domestic large-cap growth equities contributed to strong results, as large-cap stocks generally outperformed their small-cap counterparts, and growth stocks outperformed value in a slowing U.S. economic environment. In addition, an overweighting in both international developed and emerging market equities helped the Portfolio’s one-year results, as economies abroad flourished, and as strong capital inflows caused those markets to considerably outperform. As the outlook for housing deteriorated and the sub-prime lending crisis hit, the Portfolio’s core allocation to real estate investment trusts (REITs) had a negative impact on performance. Other detractors during this period included the Portfolio’s allocation to value equities, particularly to the small- and mid-cap asset classes, as performance by these styles lagged the broader market.
Among fixed-income assets, high-yield bonds also contributed to positive performance through strong absolute gains and continued outperformance by the underlying high-yield fund. Although the U.S. bond market rose, with benchmark bond yields on U.S. Treasuries falling below 5% by the end of the period, spread products (non-U.S. Treasury securities that offer higher yields than government bonds) lagged, and the Portfolio’s exposure to corporate and mortgage-backed securities were detractors from performance.
Were there any Changes to the Portfolio’s Composition During the Fiscal Year?
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Over the period, the Portfolio absorbed equity market gains — both domestic and international — and underlying fund adjustments that combined to slightly raise its equity exposure along with the overweighting in large-cap growth stocks. Conversely, high-yield bonds and mortgage-backed securities decreased in weighting. Portfolio management maintained fixed-income allocations that amounted to a neutral balance of corporate and mortgage-backed securities.
The Portfolio ended the period with an overall allocation of 46% equities and 54% fixed-income securities that reflected diversification across 14 asset classes.

What is the Outlook for the Portfolio?
The outlook for U.S. housing sales and new construction deteriorated even further during the third quarter and over the last month of the fiscal year. The housing sector is in the middle of a severe recession, but management believes that the U.S. economy remains relatively healthy otherwise. Declining interest rates and a slowing economy have some investors worried about a recession. However, the management team doesn’t expect a recession on the horizon. Instead, they see a Federal Reserve that is gradually easing, global liquidity that is ample, corporate balance sheets that remain strong, and unemployment that remains low.
The Portfolio’s equity allocations continue to reflect an investment strategy that favors growth equities over value and large-cap stocks over small- and mid-cap stocks. Within fixed-income securities, the management team has a bias toward U.S. Treasury securities over other spread products.

Strategic Asset Management (“SAM”) — Conservative Growth Portfolio
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2006

Class	Inception Date	1 Year	5 Years	10 Years

Advisors Preferred*	1/16/2007	17.04%	14.07%	9.56%
Advisors Select*	1/16/2007	16.83%	13.99%	9.48%
Advisors Signature*	1/16/2007	16.68%	13.85%	9.34%
J*	1/16/2007	16.92%	14.04%	9.54%
J**	1/16/2007	15.92%	14.04%	9.54%
Institutional*	1/16/2007	17.54%	14.17%	9.61%
Preferred*	1/16/2007	17.29%	14.12%	9.58%
Select*	1/16/2007	17.17%	14.09%	9.57%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
What Contributed to or Detracted from Portfolio Performance During the Fiscal Year?
The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.
The Portfolio’s overweighting in equities proved beneficial during the fiscal year. In particular, the Portfolio’s increased emphasis on domestic large-cap growth equities contributed to strong results, as large-cap stocks generally outperformed their small-cap counterparts, and growth stocks outperformed value in a slowing U.S. economic environment. In addition, an overweighting in both international developed and emerging market equities helped the Portfolio’s one-year results, as economies abroad flourished, and as strong capital inflows caused those markets to considerably outperform. As the outlook for housing deteriorated and the sub-prime lending crisis hit, the Portfolio’s core allocation to real estate investment trusts (REITs) had a negative impact on performance. Other detractors during this period included the Portfolio’s allocation to value equities, particularly to the small- and mid-cap asset classes, as performance by these styles lagged the broader market.
Although the U.S. bond market rose, with benchmark bond yields on U.S. Treasuries falling below 5% by the end of the period, spread products (non-U.S. Treasury securities that offer higher yields than government bonds) lagged, and the Portfolio’s exposure to corporate and mortgage-backed securities were slight detractors from performance.
Were there any Changes to the Portfolio’s Composition During the Fiscal Year?
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Over the period, the Portfolio absorbed equity market gains — both domestic and international — and underlying fund adjustments that combined to slightly raise its equity exposure along with the overweighting in large-cap growth stocks.
The Portfolio ended the period with an overall allocation of 85% equities and 15% fixed-income securities that reflected diversification across 14 asset classes.

What is the Outlook for the Portfolio?
The outlook for U.S. housing sales and new construction deteriorated even further during the third quarter and over the last month of the fiscal year. The housing sector is in the middle of a severe recession, but management believes that the U.S. economy remains relatively healthy otherwise. Declining interest rates and a slowing economy have some investors worried about a recession. However, the management team doesn’t expect a recession on the horizon. Instead, they see a Federal Reserve that is gradually easing, global liquidity that is ample, corporate balance sheets that remain strong, and unemployment that remains low.
The Portfolio’s equity allocations continue to reflect an investment strategy that favors growth equities over value and large-cap stocks over small- and mid-cap stocks. Within fixed-income securities, the management team has a bias toward U.S. Treasury securities over other spread products.

Strategic Asset Management (“SAM”) — Flexible Income Portfolio
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.
Average Annual Total Returns
as of October 31, 2007

Class	Inception Date	1 Year	5 Years	10 Years

Advisors Preferred*	1/16/2007	7.45%	7.04%	6.26%
Advisors Select*	1/16/2007	7.29%	6.99%	6.20%
Advisors Signature*	1/16/2007	7.06%	6.83%	6.05%
J*	1/16/2007	7.30%	7.01%	6.24%
J**	1/16/2007	6.30%	7.01%	6.24%
Institutional*	1/16/2007	7.91%	7.13%	6.31%
Preferred*	1/16/2007	7.61%	7.08%	6.28%
Select*	1/16/2007	7.51%	7.05%	6.27%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
What Contributed to or Detracted from Portfolio Performance During the Fiscal Year?
The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.
Although the U.S. bond market rose, with benchmark bond yields on U.S. Treasuries falling below 5% by the end of the period, spread products (non-U.S. Treasury securities that offer higher yields than government bonds) lagged, and the Portfolio’s exposures to corporate and mortgage-backed securities were detractors from overall performance. On the other hand, high-yield bonds contributed to performance through strong absolute gains and continued outperformance by the underlying high-yield fund. Amid advancing stock markets, the Portfolio’s overweighting in equities proved beneficial. In particular, its increased emphasis on domestic large-cap growth equities contributed to performance results, as large-cap stocks generally outperformed their small-cap counterparts, and growth stocks outperformed value stocks in a slowing U.S. economic environment. In contrast, as the outlook for housing deteriorated and the sub-prime lending crisis hit, the Portfolio’s allocation to real estate investment trusts (REITs) had a negative impact on performance.
Were there any Changes to the Portfolio’s Composition During the Fiscal Year?
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Over the period, the Portfolio absorbed equity market gains and underlying fund adjustments that combined to slightly raise its equity exposure along with the overweighting in large-cap growth stocks. The management team maintained fixed-income allocations that focused on mortgage-backed and corporate securities.
The Portfolio ended the period with an overall allocation of 27% equities and 73% fixed-income securities that reflected diversification across 14 asset classes.

What is the Outlook for the Portfolio?
The outlook for U.S. housing sales and new construction deteriorated even further during the third quarter and over the last month of the fiscal year. The housing sector is in the middle of a severe recession, but management believes that the U.S. economy remains relatively healthy otherwise. Declining interest rates and a slowing economy have some investors worried about a recession. However, the management team doesn’t expect a recession on the horizon. Instead, they see a Federal Reserve that is gradually easing, global liquidity that is ample, corporate balance sheets that remain strong, and unemployment that remains low.
The Portfolio’s equity allocations continue to reflect an investment strategy that favors growth equities over value and large-cap stocks over small- and mid-cap stocks. Within fixed-income securities, the management team has a bias toward U.S. Treasury securities over other spread products.

Strategic Asset Management (“SAM”) — Strategic Growth Portfolio
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.

	Average Annual Total Returns
	as of October 31, 2007
Class	Inception Date	1 Year	5 Years	10 Years

Advisors Preferred*	1/16/2007	18.55%	15.56%	9.86%
Advisors Select*	1/16/2007	18.37%	15.52%	9.80%
Advisors Signature*	1/16/2007	18.22%	15.41%	9.68%
J*	1/16/2007	18.49%	15.55%	9.84%
J**	1/16/2007	17.49%	15.55%	9.84%
Institutional*	1/16/2007	19.06%	15.66%	9.90%
Preferred*	1/16/2007	18.83%	15.62%	9.88%
Select*	1/16/2007	18.72%	15.60%	9.87%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
What Contributed to or Detracted from Portfolio Performance During the Fiscal Year?
The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.
The Portfolio achieved solid positive performance for the 12-month period ended October 31, 2007, and significantly outperformed its benchmark. In particular, the Portfolio’s increased emphasis on domestic large-cap growth equities contributed to strong results, as large-cap stocks generally outperformed their small-cap counterparts, and growth stocks outperformed value in a slowing U.S. economic environment. In addition, an overweighting in both international developed and emerging market equities helped the Portfolio’s one-year results, as economies abroad flourished, and as strong capital inflows caused those markets to considerably outperform. As the outlook for housing deteriorated and the sub-prime lending crisis hit, the Portfolio’s core allocation to real estate investment trusts (REITs) had a negative impact on performance. Other detractors during this period included the Portfolio’s allocation to value equities, particularly to the small- and mid-cap asset classes, as performance by these styles lagged the broader market.
Although the U.S. bond market rose, with benchmark bond yields on U.S. Treasuries falling below 5% by the end of the period, spread products (non-U.S. Treasury securities that offer higher yields than government bonds) lagged, and the Portfolio’s limited exposure to corporate securities, as well as cash, were detractors from performance.
Were there any Changes to the Portfolio’s Composition During the Fiscal Year?
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Over the period, the Portfolio absorbed equity market gains — both domestic and international — and underlying fund adjustments that combined to slightly raise its equity exposure along with the overweighting in large-cap growth stocks. The Portfolio ended the period with an overall allocation of 95% equities and 5% fixed-income securities that reflected diversification across 11 asset classes.

What is the Outlook for the Portfolio?
The outlook for U.S. housing sales and new construction deteriorated even further during the third quarter and over the last month of the fiscal year. The housing sector is in the middle of a severe recession, but management believes that the U.S. economy remains relatively healthy otherwise. Declining interest rates and a slowing economy have some investors worried about a recession. However, the management team doesn’t expect a recession on the horizon. Instead, they see a Federal Reserve that is gradually easing, global liquidity that is ample, corporate balance sheets that remain strong, and unemployment that remains low.
The Portfolio’s equity allocations continue to reflect an investment strategy that favors growth equities over value and large-cap stocks over small-and mid-cap stocks. Within fixed-income securities, the management team has a bias toward U.S. Treasury securities over other spread products.

Short-Term Bond Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.

(1)	This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

	Average Annual Total Returns
	as of October 31, 2007
Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	3.44%	2.57%	3.84%
Advisors Select*	12/6/2000	3.83%	2.40%	3.64%
Advisors Signature*	11/1/2004	3.06%	2.27%	3.53%
J*	3/1/2001	3.22%	2.27%	3.48%
J**	3/1/2001	2.23%	2.27%	3.48%
Institutional*	3/1/2001	3.92%	3.06%	4.31%
Preferred*	12/6/2000	3.57%	2.77%	4.05%
Select*	12/6/2000	3.58%	2.70%	3.86%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The Fund’s performance can be primarily attributed to sector selection compared to the index for the one-year period, the majority of the negative contribution coming in the third quarter. Out-of-index weightings to structured debt sectors such as asset-backed securities, commercial mortgage-backed securities (CMBS), and adjustable rate mortgages negatively impacted performance. All such sectors had negative excess returns as spreads to U.S. Treasuries widened dramatically during the second and third quarters. The Fund was underweighted in U.S. Treasuries and overweighted in investment grade corporate bonds versus the index, which also contributed negatively to performance. The Fund’s weighting to below investment grade corporate bonds was the lone sector contributing positively to performance during the period. A long duration profile also benefited performance as interest rates fell over the one-year period.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up Fund construction techniques. While macroeconomic research is an integral part of the Fund’s process, aggressive shifts in Fund duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield curve positioning and individual selection.
What is the Outlook for the Fund?
Portfolio management believes that the reasonably strong underlying fundamentals of corporations and consumers, coupled with a friendly Federal Reserve, will provide the support to ensure that the financial markets turmoil is relatively short-lived and contained. They believe growth will slow, but the U.S. economy should avoid recession. Defaults and losses will continue as a result of the sub-prime crisis, but current valuations reflect extreme losses that the portfolio management team does not believe will ultimately be realized. Fundamentals of corporations remain strong, but will gradually decline over the next two years (defaults have remained around 1% for the past 12 months). However, current risk premiums reflect the fundamental risks, plus the potential of a steep increase in defaults/ credit deterioration, which the team does not believe will materialize. Despite unfavorable technicals (CMBS are now being shorted aggressively by macro hedge funds), the team believes that underlying commercial mortgages will continue to perform and do not have the same fundamental risk as sub-prime residential mortgage-backed securities. The portfolio management team believes this market environment represents numerous long-term opportunities, which offer necessary value to withstand the short-term volatility of risk premiums.

Short Term Income Fund
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.

	Average Annual Total Returns
	as of October 31, 2007
Class	Inception Date	1 Year	5 Years	10 Years

Institutional*	7/25/1996	4.68%	3.92%	5.00%

*	The share class does not collect a front-end sales charge.
Sub-Advisor:
Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Much of the Fund’s 12-month performance was impacted by the extraordinary movement in interest rates and spreads between Treasuries and non-Treasury sectors over the last three months. Sectors that helped performance included short agency collateralized-mortgage obligations (CMOs), Treasuries, agency debt, and cash. These sectors were not largely affected by the liquidity and credit crunch that occurred over the last few months. The Fund’s corporate sector generally hurt results as spreads widened, however, there was a wide variance in individual issue performance. Top individual performing corporate bonds included Mohawk Industries, a flooring company that recovered due to the lessening threat of a leveraged buyout (LBO), and such short high quality issues as Carnival Cruise Lines and Haberdasher Hat ha way. The worst performing Fund bonds were Countrywide Financial, Washington Mutual, and Uneven Investments. The first two firms are tied heavily to the mortgage market and therefore underperformed by a significant amount. Uneven’s credit worthiness and ratings were negatively impacted by an LBO announced during the period.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The portfolio manager takes a flexible investment approach. He selects securities from multiple fixed-income asset classes that are arrayed along the front part of the yield curve. The manager also looks for value in lower-rated corporate securities while maintaining the Fund’s high overall credit rating. Comprehensive credit research is conducted to identify opportunities among out-of-favor sectors and securities.
What is the Outlook for the Fund?
For the next few months, portfolio management believes that the short-term segment of the interest rate curve should remain volatile, as investors try to determine the path of the economy and how the Federal Reserve will respond. The uncertainty around the impact of the housing slowdown and its effect on the overall economy will weigh heavily on the mortgage and corporate sectors. The Fund will continue to look for opportunities to invest in high-quality securities in both sectors, since high-quality names tend to outperform over the course of a business cycle.

SmallCap Blend Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.

	Average Annual Total Returns
	as of October 31, 2007
Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	12.55%	17.51%	11.20%
Advisors Select*	12/6/2000	12.42%	17.32%	11.03%
Advisors Signature*	11/1/2004	12.24%	17.16%	10.87%
J*	3/1/2001	12.59%	17.33%	10.97%
J**	3/1/2001	11.59%	17.33%	10.97%
Institutional*	3/1/2001	13.22%	18.21%	11.83%
Preferred*	12/6/2000	12.85%	17.89%	11.56%
Select*	12/6/2000	12.82%	17.87%	11.44%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The Fund’s holdings in the information technology and industrials sectors contributed positively during the fiscal year. The information technology sector, where returns can be volatile from year to year, produced strong returns as several of the Fund’s holdings were acquired by other companies. The Fund’s holdings in industrials continued to benefit from its focus on companies involved in commercial aerospace and non-residential construction. The Fund’s holdings in the consumer staples sector were the weakest contributors to performance during the year with poor stock selection responsible for the underperformance. Select holdings within this sector had substantial difficulties in managing rising commodity input prices. Rising gasoline prices caused Pantry - an operator of convenience stores - to experience a decrease in the profitability of its gasoline sales, while rising grain prices caused Central Garden & Pet - a producer of lawn, garden, and pet products - to experience a decrease in the profitability of its bird seed products.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Fund focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended Fund risks are neutralized.
What is the Outlook for the Fund?
The portfolio management team remains concerned about the plight of the consumer. Oil prices have remained elevated as the winter heating season approaches. While the Federal Reserve has recently reduced key interest rates, many adjustable rate mortgages are ready to reset from low teaser rates to much higher levels. Likewise, financials remain under pressure as investors continue to shun mortgage-backed securities, making valuation of these securities difficult to measure. Against this backdrop, the Fund remains focused on those areas where end markets remain strong; for example, in the commercial aerospace industry, or where spending is less discretionary, as in health care.

SmallCap Growth Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.

	Average Annual Total Returns
	as of October 31, 2007
Class	Inception Date	1 Year	5 Years	Life of Fund
| | | |
Advisors Preferred*	12/6/2000	19.05%	18.58%	4.05%
Advisors Select*	12/6/2000	18.87%	18.35%	3.89%
Advisors Signature*	11/1/2004	18.76%	18.21%	3.73%
J*	3/1/2001	18.87%	18.22%	3.77%
J**	3/1/2001	17.87%	18.22%	3.77%
Institutional*	3/1/2001	19.82%	19.25%	4.64%
Preferred*	12/6/2000	19.44%	18.98%	4.36%
Select*	12/6/2000	19.30%	18.85%	4.28%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
During this time period, holdings in the information technology and industrials sectors were the top contributors to the Fund’s performance. Several acquisitions helped the information technology sector realize very strong results. The two best performers in this sector were quantify, a digital marketing company, and Sirens Micro devices, a designer of radio frequency components. Both were acquired by other companies at a significant premium. The Fund’s positioning in non-residential markets and commercial aerospace helped the industrial sector persist through the year as one of the top contributors to the Fund’s performance. The consumer discretionary sector was the primary detractor to this year’s performance, with weak security selection concentrated in apparels and retailing. This was partially offset by the strong performance of Cross, Inc., a manufacturer of casual footwear, apparel, and accessories.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Fund focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended Fund risks are neutralized.
What is the Outlook for the Fund?
The portfolio management team remains concerned about the plight of the consumer. Oil prices have remained elevated as the winter heating season approaches. While the Federal Reserve has recently reduced key interest rates, many adjustable rate mortgages are ready to reset from low teaser rates to much higher levels. Likewise, financials remain under pressure as investors continue to shun mortgage-backed securities, making valuation of these securities difficult to measure. Against this backdrop, the Fund remains focused on those areas where end markets remain strong for example, in the commercial aerospace industry, or where spending is less discretionary, as in health care.

SmallCap S&P 600 Index Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.

	Average Annual Total Returns
	as of October 31, 2007
Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	10.78%	17.47%	11.44%
Advisors Select*	12/6/2000	10.61%	17.32%	11.26%
Advisors Signature*	11/1/2004	10.44%	17.13%	11.10%
J*	3/1/2001	10.67%	17.09%	11.07%
J**	3/1/2001	9.67%	17.09%	11.07%
Institutional*	3/1/2001	11.40%	18.13%	12.04%
Preferred*	12/6/2000	11.16%	17.83%	11.76%
Select*	12/6/2000	10.99%	17.70%	11.64%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The portfolio seeks investment performance that corresponds to the results of the S&P 600 Index. Within the portfolio, the percentage exposure to securities is closely aligned to the stocks within the index. Eight of the 10 economic sectors in the index posted positive returns during the fiscal year with the energy and materials sectors providing the highest returns. The financials and consumer discretionary sectors each recorded negative returns during the period. The portfolio continues to maintain exposures near the index with a goal of replicating index performance. The portfolio maintains positions in the underlying securities and uses other replicating securities for short-term investments and liquidity.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the portfolio structure. The portfolio employs a passive investment approach.
What is the Outlook for the Fund?
The portfolio continues to maintain exposures near the index with a goal of replicating index performance. The portfolio maintains positions in the underlying securities and uses other replicating securities for short-term investments and liquidity.

SmallCap Value Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
Note: Past performance is not predictive of future performance.

	Average Annual Total Returns
	as of October 31, 2007
Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	12/6/2000	2.62%	17.62%	13.90%
Advisors Select*	12/6/2000	2.40%	17.39%	13.69%
Advisors Signature*	11/1/2004	2.29%	17.24%	13.54%
J*	3/1/2001	2.57%	17.32%	13.59%
J**	3/1/2001	1.59%	17.32%	13.59%
Institutional*	3/1/2001	3.17%	18.30%	14.54%
Preferred*	12/6/2000	2.93%	17.99%	14.24%
Select*	12/6/2000	2.76%	17.83%	14.09%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
Financial services companies, which comprise about one third of the Russell 2000® Value Index, faced extreme difficulties as the sub-prime mortgage markets suffered a severe liquidity crisis. For the year, these companies declined in value by more than 12% in aggregate, led lower by those with direct exposure to the volatile mortgage markets. While the Fund’s financial services holdings outpaced the benchmark, many of the Fund’s largest holdings suffered declines during the year. Perhaps the strongest sector of all was energy, which advanced by more than 30% during the year. Holdings in Berry Petroleum, Massy Energy, and Toward Cynics all advanced sharply. The Fund also enjoyed success in the basic materials sector, led primarily by holdings in the chemical and metal and mining industries. While these groups represent relatively small positions in the Fund and index, their strong gains led the Fund higher in both absolute and relative terms. Relative to the index, the Fund’s best performing group was the consumer discretionary sector. The Fund maintained an underweighted status relative to the benchmark index throughout the year on concern that rising energy costs and higher interest rates would impact consumers’ ability to spend. Utility and consumer staples stocks both negatively impacted the Fund during the year amid the rising rate environment.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Fund focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended Fund risks are neutralized.
What is the Outlook for the Fund?
The portfolio management team remains concerned about the plight of the consumer. Oil prices have remained elevated as the winter heating season approaches. While the Federal Reserve has recently reduced key interest rates, many adjustable rate mortgages are ready to reset from low teaser rates to much higher levels. Likewise, financials remain under pressure as investors continue to shun mortgage-backed securities, making valuation of these securities difficult to measure. Against this backdrop, the Fund remains focused on those areas where end markets remain strong; for example, the commercial aerospace industry, or where spending is less discretionary, as in health care.

Ultra Short Bond Fund
GROWTH OF A $10,000 INVESTMENT
IN ADVISORS SELECT SHARES
The graph shows the Fund’s and the index’s performance from the Fund’s inception date, 6/15/2001. Because Morningstar data is available only from month-end starting dates, we show performance of the Morningstar Category beginning on the nearest month-end date, 6/30/2001.
Note: Past performance is not predictive of future performance.

	Average Annual Total Returns
	as of October 31, 2007
Class	Inception Date	1 Year	5 Years	Life of Fund

Advisors Preferred*	6/15/2001	-0.27%	2.23%	2.56%
Advisors Select*	6/15/2001	-0.45%	2.01%	2.35%
Advisors Signature*	11/1/2004	-0.58%		1.74%
J*	6/15/2001	-0.44%	1.96%	2.27%
J**	6/15/2001	-1.39%	1.96%	2.27%
Institutional*	6/15/2001	0.31%	2.90%	3.21%
Preferred*	6/15/2001	0.55%	2.62%	2.94%
Select*	6/15/2001	-0.18%	2.35%	2.70%

*	The share class does not collect a front-end sales charge.

**	Reflects a Contingent Deferred Sales Charge.
Sub-Advisor:
Principal Global Investors, LLC
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
The Fund’s performance can be primarily attributed to weak sector selection for the one-year period, particularly in the third quarter. Weightings to structured debt sectors such as asset-backed securities, commercial mortgage-backed securities (CMBS), and adjustable rate mortgages negatively impacted performance. These sectors all had negative excess returns as spreads to U.S Treasuries widened dramatically during the second and third quarters. The Fund’s weighting to below investment grade corporate bonds was the lone sector contributing positively to performance during the period. Duration positively impacted performance as interest rates fell over the one-year period and the Fund was positioned with a longer duration than the index during the last 12 months.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
No material changes occurred in the Fund’s structure. The Fund’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Fund’s process, aggressive shifts in Fund duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield curve positioning and individual selection.
What is the Outlook for the Fund?
Portfolio management believes that the reasonably strong underlying fundamentals of corporations and consumers, coupled with a friendly Federal Reserve, will provide the support to ensure that the financial markets turmoil is relatively short-lived and contained. They believe growth will slow, but the U.S. economy should avoid recession. Defaults and losses will continue as a result of the sub-prime crisis, but current valuations reflect extreme losses that the portfolio management team does not believe will ultimately be realized. Fundamentals of corporations remain strong, but will gradually decline over the next two years (defaults have remained around 1% for the past 12 months). However, current risk premiums reflect the fundamental risks, plus the potential of a steep increase in defaults/credit deterioration, which the team does not believe will materialize. Despite unfavorable technicals (CMBS are now being shorted aggressively by macro hedge funds), the team believes that underlying commercial mortgages will continue to perform and do not have the same fundamental risk as sub-prime residential mortgage-backed securities. The portfolio management team believes this market environment represents numerous long-term opportunities, which offer necessary value to withstand the short-term volatility of risk premiums.

West Coast Equity Fund
GROWTH OF A $10,000 INVESTMENT
IN INSTITUTIONAL SHARES
Note: Past performance is not predictive of future performance.

	Average Annual Total Returns
	as of October 31, 2007
Class	Inception Date	1 Year	5 Years	10 Years

Institutional*	6/7/1999	17.99%	17.80%	13.38%

*	The share class does not collect a front-end sales charge.
Sub-Advisor:
Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
What Contributed to or Detracted from Fund Performance During the Fiscal Year?
While an underweighting in financials and an overweighting in technology was a positive to performance, an underweighting in energy and telecommunications was correspondingly detrimental. Stock selection was positive to performance as evidenced by Schnitzels Steel, which benefited from the company’s scrap steel exports, and Jacobs Engineering, which was aided by the global infrastructure boom. Fund performance was also positively aided by Hilton Hotels being purchased by Blackstone Group and Danger Corporation buying test and measurement equipment maker Taekwondo Inc. Storybooks and Megan negatively contributed to performance for the year. Higher global capital spending enhanced U.S. companies’ profitability. In addition, the weak dollar heightened this trend.
Were there any Changes to the Fund’s Composition During the Fiscal Year?
There has been a concerted move to increase large-cap holdings in the Fund. On a sector basis, the Fund has been reducing its exposure to materials and industrials. Furthermore, the exposure to consumer non-durable holdings has increased. With the recent cuts in the federal funds rate, totaling 75 basis points, there is now a greater inclination by the Fund to change its underweighting in financial holdings to a market weighting.
What is the Outlook for the Fund?
The U.S. economy seems to be slowing, with a corresponding slowdown in corporate profits. Furthermore, it appears that energy prices and higher short-term rates will take their toll on economically sensitive companies. With the collapse in the housing affordability index, the problems in the U.S. real estate market are likely to affect the profitability of financial companies and home builders over the next six months. However such negativity is, for the most part, already reflected in current stock price valuations. Now that interest rates have stopped climbing, the hope going forward is that the market will provide P/E expansion for companies that can grow, especially those that are considered large-cap stocks. The intermediate and longer term outlook for stocks remains positive since they seem to be reasonably valued and under-owned.

IMPORTANT NOTES
6 Month LIBOR (London Interbank Offered Rate) Index is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.
Citigroup Broad Investment-Grade Credit 1-3 Years Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between 1 and 3 years. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.
Citigroup Broad Market (BMI) Global ex-US Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.
Citigroup U.S. High Yield Market Capped Index uses the U.S. High Yield Market Index as its foundation, imposing a cap on the par amount of each issuer at US $5 billion.
Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup’s Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), and Federal Home Loan Mortgage Corporation (“FHLMC”)) pass-through securities as well as FNMA and FHLMC balloon mortgages.
Citigroup World ex-US Broad Market (BMI) Growth Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US $100 million and above.
Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Lehman Brothers Government/Mortgage Index is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities (MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.
Lehman Brothers High Yield Composite Bond Index is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.
Lehman Brothers Mutual Fund U.S. Government 1-3 Year Index is composed of both the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. government). These bonds also must have maturities of 1 to 3 years.
Lehman Brothers Mutual Fund 1-5 Government/Credit Index is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.
Lehman Brothers U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.
Merrill Lynch Preferred Hybrid Index is an unmanaged index of investment grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.
Morgan Stanley Capital International (MSCI) ACWI (All Country World) ex-US Index is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the US.
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia and Far East) Index is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.
Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index is an unmanaged index that measures the stock returns of companies in 26 developing countries.
Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.
Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.
Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.
Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.
Morningstar Foreign Large Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.
Morningstar High Yield Bond Category Average consists of High-Yield bond funds which concentrate on lower-quality bonds. These funds generally offer high yields than other types of funds — but they are also more vulnerable to economic and credit risk.
Morningstar Inflation Protected Bond Category Average primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these portfolios buy bonds with intermediate- to long-term maturities.
Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.
Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.
Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.
Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.
Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more-stable stock prices.
Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.
Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.
Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.
Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.
Morningstar Short Government Category Average Short-government portfolios have at least 90% of their bond holdings in bonds backed by the U.S. government or by government-linked agencies. This backing minimizes the credit risk of these portfolios, as the U.S. government is unlikely to default on its debt. These portfolios have durations between one and 3.5 years (or, if duration is unavailable, average effective maturities between one and four years), so they have relatively less sensitivity to interest rates, and thus low risk potential.
Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt and which have durations between 1 and 3.5 years.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.
Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.
Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.
Morningstar Specialty — Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.
Morningstar Target Date Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.
Morningstar Ultra-Short Bond Category Average is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.
Morningstar World Stock Category Average invest the majority of their assets in the U.S., Europe, and Japan, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks.
Russell 1000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.
Russell 1000 Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.
Russell 2000 Index is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.
Russell 2000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.
Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2500 Growth Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Growth Index with higher price-to-book ratios and higher forecasted growth values.
Russell 3000 Index is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.
Russell Midcap Index is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.
Russell Midcap Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.
Russell Midcap Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.
S&P 500 Stock Index (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility and transportation companies.
S&P 500/Citigroup Value Index is a float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

S&P MidCap 400 Index is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.
S&P SmallCap 600 Index is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

NOTE:	S&P 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Principal Life Insurance Company and Principal Management Corporation. The products are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the products.

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007
As a shareholder of Principal Investors Fund, Inc., you incur two types of costs: (1) transaction costs (for Class J shares only), including contingent deferred sales charges; and under certain limited circumstances redemption fees or exchange fees; and (2) ongoing costs, including management fees; distribution fees (for certain share classes); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Investors Fund, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007), unless otherwise noted.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA or 403(b) accounts within Class J shares, respectively. Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select classes of shares may be purchased only through retirement plans. Such plans may impose fees in addition to those charged by the Fund. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Investors Fund, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Actual Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
Bond & Mortgage Securities Fund
Advisors Preferred	$1,000.00	$1,007.20	$5.51	1.09%
Advisors Select	1,000.00	1,006.36	6.42	1.27
Advisors Signature	1,000.00	1,005.66	7.08	1.40
Class J	1,000.00	1,006.69	5.97	1.18
Institutional	1,000.00	1,010.05	2.63	0.52
Preferred	1,000.00	1,008.78	3.95	0.78
Select	1,000.00	1,008.07	4.56	0.90
Disciplined LargeCap Blend Fund
Advisors Preferred	1,000.00	1,051.75	5.84	1.13
Advisors Select	1,000.00	1,050.72	6.77	1.31
Advisors Signature	1,000.00	1,050.45	7.44	1.44
Institutional	1,000.00	1,054.96	2.90	0.56
Preferred	1,000.00	1,053.32	4.24	0.82
Select	1,000.00	1,052.82	4.86	0.94
Diversified International Fund
Advisors Preferred	1,000.00	1,154.72	7.98	1.47
Advisors Select	1,000.00	1,153.64	8.96	1.65
Advisors Signature	1,000.00	1,152.82	9.66	1.78
Class J	1,000.00	1,154.00	8.25	1.52
Institutional	1,000.00	1,158.32	4.90	0.90
Preferred	1,000.00	1,156.21	6.30	1.16
Select	1,000.00	1,155.42	6.95	1.28
Equity Income Fund I
Institutional	1,000.00	1,039.31	2.62	0.51

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Actual Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
Global Real Estate Securities Fund
Institutional(B)	$1,000.00	$1,008.00	$0.76	0.92%
Government & High Quality Bond Fund
Advisors Preferred	1,000.00	1,014.38	4.93	0.97
Advisors Select	1,000.00	1,013.49	5.84	1.15
Advisors Signature	1,000.00	1,011.74	6.49	1.28
Class J	1,000.00	1,013.48	5.58	1.10
Institutional	1,000.00	1,016.19	2.08	0.41
Preferred	1,000.00	1,014.88	3.35	0.66
Select	1,000.00	1,014.30	3.96	0.78
High Quality Intermediate-Term Bond Fund
Advisors Preferred	1,000.00	1,008.51	4.91	0.97
Advisors Select	1,000.00	1,006.62	5.82	1.15
Advisors Signature	1,000.00	1,006.56	6.47	1.28
Class J	1,000.00	1,007.52	5.67	1.12
Institutional	1,000.00	1,011.24	2.03	0.40
Preferred	1,000.00	1,009.43	3.34	0.66
Select	1,000.00	1,008.50	3.95	0.78
High Yield Fund
Institutional	1,000.00	1,004.73	2.78	0.55
High Yield Fund II
Institutional	1,000.00	1,024.67	2.70	0.53
Income Fund
Institutional	1,000.00	1,016.54	2.54	0.50
Inflation Protection Fund
Advisors Preferred	1,000.00	1,011.85	4.92	0.97
Advisors Select	1,000.00	1,010.96	5.83	1.15
Advisors Signature	1,000.00	1,010.31	6.49	1.28
Class J	1,000.00	1,010.37	5.83	1.15
Institutional	1,000.00	1,014.66	2.03	0.40
Preferred	1,000.00	1,013.37	3.35	0.66
Select	1,000.00	1,012.80	3.96	0.78
International Emerging Markets Fund
Advisors Preferred	1,000.00	1,414.38	10.65	1.75
Advisors Select	1,000.00	1,413.37	11.74	1.93
Advisors Signature	1,000.00	1,412.40	12.53	2.06
Class J	1,000.00	1,414.34	10.89	1.79
Institutional	1,000.00	1,418.70	7.19	1.18
Preferred	1,000.00	1,416.70	8.77	1.44
Select	1,000.00	1,415.35	9.50	1.56
International Growth Fund
Advisors Preferred	1,000.00	1,121.75	8.24	1.54
Advisors Select	1,000.00	1,120.36	9.19	1.72
Advisors Signature	1,000.00	1,119.27	9.88	1.85
Class J	1,000.00	1,121.21	8.61	1.61
Institutional	1,000.00	1,124.46	5.19	0.97
Preferred	1,000.00	1,122.54	6.58	1.23
Select	1,000.00	1,122.25	7.22	1.35
LargeCap Growth Fund
Advisors Preferred	1,000.00	1,205.13	6.50	1.17
Advisors Select	1,000.00	1,203.41	7.50	1.35
Advisors Signature	1,000.00	1,202.69	8.22	1.48
Class J	1,000.00	1,203.28	7.28	1.31
Institutional	1,000.00	1,208.69	3.34	0.60
Preferred	1,000.00	1,206.20	4.78	0.86
Select	1,000.00	1,205.88	5.45	0.98
LargeCap S&P500 Index Fund
Advisors Preferred	1,000.00	1,051.33	3.72	0.72
Advisors Select	1,000.00	1,050.48	4.65	0.90
Advisors Signature	1,000.00	1,049.67	5.32	1.03
Class J	1,000.00	1,051.87	3.83	0.74
Institutional	1,000.00	1,054.23	0.78	0.15
Preferred	1,000.00	1,052.78	2.12	0.41
Select	1,000.00	1,052.08	2.74	0.53
LargeCap Value Fund
Advisors Preferred	1,000.00	1,007.50	5.11	1.01
Advisors Select	1,000.00	1,005.98	6.02	1.19
Advisors Signature	1,000.00	1,005.24	6.67	1.32
Class J	1,000.00	1,006.78	5.61	1.11
Institutional	1,000.00	1,010.43	2.23	0.44
Preferred	1,000.00	1,008.94	3.54	0.70
Select	1,000.00	1,008.24	4.15	0.82

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Actual Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
MidCap Blend Fund
Advisors Preferred	$1,000.00	$1,050.17	$6.25	1.21%
Advisors Select	1,000.00	1,049.33	7.18	1.39
Advisors Signature	1,000.00	1,048.67	7.85	1.52
Class J	1,000.00	1,049.80	6.61	1.28
Institutional	1,000.00	1,052.67	3.31	0.64
Preferred	1,000.00	1,051.32	4.65	0.90
Select	1,000.00	1,050.81	5.27	1.02
MidCap Growth Fund
Advisors Preferred	1,000.00	1,201.07	6.77	1.22
Advisors Select	1,000.00	1,199.46	7.76	1.40
Advisors Signature	1,000.00	1,200.00	8.48	1.53
Class J	1,000.00	1,200.29	7.93	1.43
Institutional	1,000.00	1,203.53	3.61	0.65
Preferred	1,000.00	1,203.95	5.06	0.91
Select	1,000.00	1,202.92	5.72	1.03
MidCap S&P400 Index Fund
Advisors Preferred	1,000.00	1,041.80	3.71	0.72
Advisors Select	1,000.00	1,040.63	4.63	0.90
Advisors Signature	1,000.00	1,039.85	5.30	1.03
Class J	1,000.00	1,041.61	4.17	0.81
Institutional	1,000.00	1,044.17	0.77	0.15
Preferred	1,000.00	1,043.51	2.11	0.41
Select	1,000.00	1,042.35	2.73	0.53
MidCap Stock Fund
Institutional	1,000.00	927.56	3.64	0.75
MidCap Value Fund
Advisors Preferred	1,000.00	981.95	6.09	1.22
Advisors Select	1,000.00	980.68	6.99	1.40
Advisors Signature	1,000.00	980.60	7.64	1.53
Class J	1,000.00	981.79	6.44	1.29
Institutional	1,000.00	985.10	3.25	0.65
Preferred	1,000.00	983.27	4.55	0.91
Select	1,000.00	982.47	5.15	1.03
Money Market Fund
Advisors Preferred	1,000.00	1,022.43	4.89	0.96
Advisors Select	1,000.00	1,021.50	5.81	1.14
Advisors Signature	1,000.00	1,020.92	6.47	1.27
Class J	1,000.00	1,022.50	4.79	0.94
Institutional	1,000.00	1,025.34	1.99	0.39
Preferred	1,000.00	1,024.00	3.32	0.65
Select	1,000.00	1,023.38	3.93	0.77
Mortgage Securities Fund
Institutional	1,000.00	1,023.34	2.55	0.50
Partners Global Equity Fund
Advisors Preferred	1,000.00	1,061.62	7.90	1.52
Advisors Select	1,000.00	1,060.75	8.83	1.70
Advisors Signature	1,000.00	1,060.34	9.50	1.83
Institutional	1,000.00	1,064.64	4.94	0.95
Preferred	1,000.00	1,063.23	6.29	1.21
Select	1,000.00	1,063.18	6.92	1.33
Partners International Fund
Advisors Preferred	1,000.00	1,112.18	8.78	1.65
Advisors Select	1,000.00	1,111.71	9.74	1.83
Advisors Signature	1,000.00	1,111.44	10.38	1.95
Institutional	1,000.00	1,115.75	5.76	1.08
Preferred	1,000.00	1,114.30	7.14	1.34
Select	1,000.00	1,113.70	7.78	1.46
Partners LargeCap Blend Fund
Advisors Preferred	1,000.00	1,060.14	6.80	1.31
Advisors Select	1,000.00	1,059.59	7.74	1.49
Advisors Signature	1,000.00	1,058.17	8.40	1.62
Class J	1,000.00	1,059.44	7.01	1.35
Institutional	1,000.00	1,063.09	3.85	0.74
Preferred	1,000.00	1,061.64	5.20	1.00
Select	1,000.00	1,060.63	5.82	1.12
Partners LargeCap Blend Fund I
Advisors Preferred	1,000.00	1,035.16	5.18	1.01
Advisors Select	1,000.00	1,034.31	6.10	1.19
Advisors Signature	1,000.00	1,033.46	6.77	1.32
Class J	1,000.00	1,034.55	5.33	1.04
Institutional	1,000.00	1,038.20	2.26	0.44
Preferred	1,000.00	1,036.96	3.59	0.70
Select	1,000.00	1,036.10	4.21	0.82

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Actual Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
Partners LargeCap Growth Fund I
Advisors Preferred	$1,000.00	$1,100.35	$6.88	1.30%
Advisors Select	1,000.00	1,099.76	7.83	1.48
Advisors Signature	1,000.00	1,098.36	8.52	1.61
Class J	1,000.00	1,099.01	7.83	1.48
Institutional	1,000.00	1,103.57	3.87	0.73
Preferred	1,000.00	1,103.37	5.25	0.99
Select	1,000.00	1,102.11	5.88	1.11
Partners LargeCap Growth Fund II
Advisors Preferred	1,000.00	1,137.97	8.41	1.56
Advisors Select	1,000.00	1,136.04	9.37	1.74
Advisors Signature	1,000.00	1,134.10	10.06	1.87
Class J	1,000.00	1,135.53	9.42	1.75
Institutional	1,000.00	1,139.46	5.34	0.99
Preferred	1,000.00	1,138.57	6.74	1.25
Select	1,000.00	1,138.37	7.38	1.37
Partners LargeCap Value Fund
Advisors Preferred	1,000.00	988.38	6.67	1.33
Advisors Select	1,000.00	987.39	7.56	1.51
Advisors Signature	1,000.00	986.84	8.21	1.64
Class J	1,000.00	988.64	7.02	1.40
Institutional	1,000.00	991.28	3.81	0.76
Preferred	1,000.00	990.64	5.12	1.02
Select	1,000.00	989.36	5.72	1.14
Partners LargeCap Value Fund I
Advisors Preferred	1,000.00	1,021.93	6.93	1.36
Advisors Select	1,000.00	1,021.31	7.85	1.54
Advisors Signature	1,000.00	1,020.55	8.51	1.67
Institutional	1,000.00	1,024.56	4.03	0.79
Preferred	1,000.00	1,023.92	5.36	1.05
Select	1,000.00	1,023.27	5.97	1.17
Partners LargeCap Value Fund II
Advisors Preferred	1,000.00	1,005.65	7.18	1.42
Advisors Select	1,000.00	1,004.85	8.09	1.60
Advisors Signature	1,000.00	1,003.24	8.74	1.73
Institutional	1,000.00	1,008.87	4.30	0.85
Preferred	1,000.00	1,007.26	5.62	1.11
Select	1,000.00	1,007.26	6.22	1.23
Partners MidCap Growth Fund
Advisors Preferred	1,000.00	1,178.44	8.57	1.56
Advisors Select	1,000.00	1,177.45	9.55	1.74
Advisors Signature	1,000.00	1,176.24	10.26	1.87
Class J	1,000.00	1,177.07	9.33	1.70
Institutional	1,000.00	1,180.85	5.50	1.00
Preferred	1,000.00	1,180.53	6.93	1.26
Select	1,000.00	1,179.73	7.53	1.37
Partners MidCap Growth Fund I
Advisors Preferred	1,000.00	1,050.72	8.12	1.57
Advisors Select	1,000.00	1,049.39	9.04	1.75
Advisors Signature	1,000.00	1,049.39	9.71	1.88
Institutional	1,000.00	1,053.71	5.18	1.00
Preferred	1,000.00	1,052.51	6.52	1.26
Select	1,000.00	1,052.80	7.14	1.38
Partners MidCap Growth Fund II
Advisors Preferred	1,000.00	1,023.56	8.01	1.57
Advisors Select	1,000.00	1,021.89	8.92	1.75
Advisors Signature	1,000.00	1,021.09	9.58	1.88
Institutional	1,000.00	1,025.66	5.11	1.00
Preferred	1,000.00	1,024.22	6.43	1.26
Select	1,000.00	1,023.46	7.04	1.38
Partners MidCap Value Fund
Advisors Preferred	1,000.00	960.32	7.71	1.56
Advisors Select	1,000.00	959.20	8.59	1.74
Advisors Signature	1,000.00	959.15	9.23	1.87
Class J	1,000.00	960.03	7.81	1.58
Institutional	1,000.00	962.70	4.90	0.99
Preferred	1,000.00	961.70	6.18	1.25
Select	1,000.00	961.42	6.77	1.37
Partners MidCap Value Fund I
Advisors Preferred	1,000.00	977.57	7.78	1.56
Advisors Select	1,000.00	975.50	8.66	1.74
Advisors Signature	1,000.00	975.48	9.31	1.87
Institutional	1,000.00	979.70	4.94	0.99
Preferred	1,000.00	978.35	6.23	1.25
Select	1,000.00	977.63	6.83	1.37

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Actual Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
Partners SmallCap Blend Fund
Advisors Preferred	$1,000.00	$992.60	$7.89	1.57%
Advisors Select	1,000.00	991.91	8.79	1.75
Advisors Signature	1,000.00	990.79	9.43	1.88
Institutional	1,000.00	995.80	5.03	1.00
Preferred	1,000.00	994.53	6.33	1.26
Select	1,000.00	993.28	6.93	1.38
Partners SmallCap Growth Fund I
Advisors Preferred	1,000.00	1,142.57	9.02	1.67
Advisors Select	1,000.00	1,141.40	9.99	1.85
Advisors Signature	1,000.00	1,139.74	10.68	1.98
Class J	1,000.00	1,140.59	10.84	2.01
Institutional	1,000.00	1,146.46	5.95	1.10
Preferred	1,000.00	1,143.98	7.35	1.36
Select	1,000.00	1,143.85	8.00	1.48
Partners SmallCap Growth Fund II
Advisors Preferred	1,000.00	1,080.09	8.18	1.56
Advisors Select	1,000.00	1,079.73	9.12	1.74
Advisors Signature	1,000.00	1,080.04	9.80	1.87
Class J	1,000.00	1,080.05	9.86	1.88
Institutional	1,000.00	1,083.42	5.20	0.99
Preferred	1,000.00	1,082.71	6.56	1.25
Select	1,000.00	1,081.46	7.19	1.37
Partners SmallCap Growth Fund III
Advisors Preferred	1,000.00	1,106.19	8.87	1.67
Advisors Select	1,000.00	1,105.04	9.82	1.85
Advisors Signature	1,000.00	1,104.29	10.50	1.98
Institutional	1,000.00	1,109.20	5.85	1.10
Preferred	1,000.00	1,107.62	7.22	1.36
Select	1,000.00	1,107.23	7.86	1.48
Partners SmallCap Value Fund
Advisors Preferred	1,000.00	955.36	7.74	1.57
Advisors Select	1,000.00	954.63	8.62	1.75
Advisors Signature	1,000.00	953.61	9.26	1.88
Class J	1,000.00	954.07	9.36	1.90
Institutional	1,000.00	958.46	4.94	1.00
Preferred	1,000.00	957.09	6.22	1.26
Select	1,000.00	955.95	6.80	1.38
Partners SmallCap Value Fund I
Advisors Preferred	1,000.00	958.71	7.75	1.57
Advisors Select	1,000.00	957.31	8.63	1.75
Advisors Signature	1,000.00	957.19	9.27	1.88
Institutional	1,000.00	960.88	4.94	1.00
Preferred	1,000.00	959.66	6.22	1.26
Select	1,000.00	959.08	6.81	1.38
Partners SmallCap Value Fund II
Advisors Preferred	1,000.00	959.02	7.75	1.57
Advisors Select	1,000.00	957.99	8.64	1.75
Advisors Signature	1,000.00	957.30	9.27	1.88
Institutional	1,000.00	961.74	4.94	1.00
Preferred	1,000.00	960.80	6.23	1.26
Select	1,000.00	959.94	6.82	1.38
Preferred Securities Fund
Advisors Preferred	1,000.00	966.51	6.49	1.31
Advisors Select	1,000.00	965.43	7.38	1.49
Advisors Signature	1,000.00	964.82	8.02	1.62
Class J	1,000.00	965.20	7.43	1.50
Institutional	1,000.00	968.89	3.67	0.74
Preferred	1,000.00	968.27	4.96	1.00
Select	1,000.00	966.64	5.55	1.12
Principal LifeTime 2010 Fund
Advisors Preferred	1,000.00	1,040.68	3.55	0.69
Advisors Select	1,000.00	1,039.29	4.47	0.87
Advisors Signature	1,000.00	1,038.35	5.14	1.00
Class J	1,000.00	1,040.56	3.29	0.64
Institutional	1,000.00	1,043.32	0.62	0.12
Preferred	1,000.00	1,042.04	1.96	0.38
Select	1,000.00	1,041.36	2.57	0.50
Principal LifeTime 2020 Fund
Advisors Preferred	1,000.00	1,055.63	3.58	0.69
Advisors Select	1,000.00	1,054.38	4.51	0.87
Advisors Signature	1,000.00	1,054.11	5.18	1.00
Class J	1,000.00	1,056.26	3.32	0.64
Institutional	1,000.00	1,058.82	0.62	0.12
Preferred	1,000.00	1,057.62	1.97	0.38
Select	1,000.00	1,057.00	2.59	0.50

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Actual Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
Principal LifeTime 2030 Fund
Advisors Preferred	$1,000.00	$1,066.67	$3.59	0.69%
Advisors Select	1,000.00	1,065.49	4.53	0.87
Advisors Signature	1,000.00	1,064.65	5.20	1.00
Class J	1,000.00	1,066.62	3.44	0.66
Institutional	1,000.00	1,069.33	0.63	0.12
Preferred	1,000.00	1,067.93	1.98	0.38
Select	1,000.00	1,067.40	2.61	0.50
Principal LifeTime 2040 Fund
Advisors Preferred	1,000.00	1,074.43	3.61	0.69
Advisors Select	1,000.00	1,072.36	4.54	0.87
Advisors Signature	1,000.00	1,072.21	5.22	1.00
Class J	1,000.00	1,073.59	3.66	0.70
Institutional	1,000.00	1,077.40	0.63	0.12
Preferred	1,000.00	1,076.18	1.99	0.38
Select	1,000.00	1,075.07	2.62	0.50
Principal LifeTime 2050 Fund
Advisors Preferred	1,000.00	1,076.49	3.61	0.69
Advisors Select	1,000.00	1,075.89	4.55	0.87
Advisors Signature	1,000.00	1,075.02	5.23	1.00
Class J	1,000.00	1,075.82	3.92	0.75
Institutional	1,000.00	1,079.63	0.63	0.12
Preferred	1,000.00	1,078.33	1.99	0.38
Select	1,000.00	1,077.74	2.62	0.50
Principal LifeTime Strategic Income Fund
Advisors Preferred	1,000.00	1,011.07	3.50	0.69
Advisors Select	1,000.00	1,010.27	4.41	0.87
Advisors Signature	1,000.00	1,009.46	5.06	1.00
Class J	1,000.00	1,011.05	3.45	0.68
Institutional	1,000.00	1,014.13	0.61	0.12
Preferred	1,000.00	1,012.57	1.93	0.38
Select	1,000.00	1,011.83	2.54	0.50
Real Estate Securities Fund
Advisors Preferred	1,000.00	934.15	6.83	1.40
Advisors Select	1,000.00	933.41	7.70	1.58
Advisors Signature	1,000.00	932.73	8.33	1.71
Class J	1,000.00	933.51	7.31	1.50
Institutional	1,000.00	937.13	4.05	0.83
Preferred	1,000.00	935.66	5.32	1.09
Select	1,000.00	935.08	5.90	1.21
SAM Balanced Portfolio
Advisors Preferred	1,000.00	1,070.21	4.64	0.89
Advisors Select	1,000.00	1,069.19	5.63	1.08
Advisors Signature	1,000.00	1,068.53	6.26	1.20
Class J	1,000.00	1,069.75	4.96	0.95
Institutional	1,000.00	1,073.22	1.67	0.32
Preferred	1,000.00	1,071.89	2.92	0.56
Select	1,000.00	1,071.86	3.66	0.70
SAM Conservative Balanced Portfolio
Advisors Preferred	1,000.00	1,052.79	4.66	0.90
Advisors Select	1,000.00	1,050.95	5.58	1.08
Advisors Signature	1,000.00	1,050.20	6.20	1.20
Class J	1,000.00	1,051.59	4.91	0.95
Institutional	1,000.00	1,055.77	1.71	0.33
Preferred	1,000.00	1,053.59	2.90	0.56
Select	1,000.00	1,052.88	3.67	0.71
SAM Conservative Growth Portfolio
Advisors Preferred	1,000.00	1,084.34	4.68	0.89
Advisors Select	1,000.00	1,083.24	5.62	1.07
Advisors Signature	1,000.00	1,082.71	6.30	1.20
Class J	1,000.00	1,083.82	4.99	0.95
Institutional	1,000.00	1,087.08	1.68	0.32
Preferred	1,000.00	1,086.03	2.94	0.56
Select	1,000.00	1,084.87	3.68	0.70
SAM Flexible Income Portfolio
Advisors Preferred	1,000.00	1,032.09	4.56	0.89
Advisors Select	1,000.00	1,031.20	5.48	1.07
Advisors Signature	1,000.00	1,029.61	6.19	1.21
Class J	1,000.00	1,030.89	4.86	0.95
Institutional	1,000.00	1,035.05	1.64	0.32
Preferred	1,000.00	1,032.89	2.92	0.57
Select	1,000.00	1,032.20	3.59	0.70

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Actual Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
SAM Strategic Growth Portfolio
Advisors Preferred	$1,000.00	$1,091.15	$4.69	0.89%
Advisors Select	1,000.00	1,090.15	5.64	1.07
Advisors Signature	1,000.00	1,089.68	6.27	1.19
Class J	1,000.00	1,090.62	5.01	0.95
Institutional	1,000.00	1,094.12	1.69	0.32
Preferred	1,000.00	1,092.61	2.95	0.56
Select	1,000.00	1,092.14	3.69	0.70
Short-Term Bond Fund
Advisors Preferred	1,000.00	1,009.12	4.91	0.97
Advisors Select	1,000.00	1,013.57	5.84	1.15
Advisors Signature	1,000.00	1,007.81	6.48	1.28
Class J	1,000.00	1,007.61	5.57	1.10
Institutional	1,000.00	1,010.71	2.03	0.40
Preferred	1,000.00	1,009.58	3.34	0.66
Select	1,000.00	1,010.14	3.95	0.78
Short-Term Income Fund
Institutional	1,000.00	1,020.62	2.55	0.50
SmallCap Blend Fund
Advisors Preferred	1,000.00	1,027.62	6.75	1.32
Advisors Select	1,000.00	1,026.73	7.66	1.50
Advisors Signature	1,000.00	1,026.06	8.32	1.63
Class J	1,000.00	1,027.98	6.49	1.27
Institutional	1,000.00	1,030.51	3.84	0.75
Preferred	1,000.00	1,029.28	5.17	1.01
Select	1,000.00	1,028.34	5.78	1.13
SmallCap Growth Fund
Advisors Preferred	1,000.00	1,079.53	6.92	1.32
Advisors Select	1,000.00	1,078.16	7.86	1.50
Advisors Signature	1,000.00	1,078.18	8.54	1.63
Class J	1,000.00	1,078.92	7.49	1.43
Institutional	1,000.00	1,082.71	3.94	0.75
Preferred	1,000.00	1,080.75	5.30	1.01
Select	1,000.00	1,081.25	5.93	1.13
SmallCap S&P600 Index Fund
Advisors Preferred	1,000.00	1,025.14	3.68	0.72
Advisors Select	1,000.00	1,024.80	4.59	0.90
Advisors Signature	1,000.00	1,024.03	5.25	1.03
Class J	1,000.00	1,024.60	4.18	0.82
Institutional	1,000.00	1,028.13	0.77	0.15
Preferred	1,000.00	1,027.59	2.10	0.41
Select	1,000.00	1,026.58	2.71	0.53
SmallCap Value Fund
Advisors Preferred	1,000.00	988.45	6.62	1.32
Advisors Select	1,000.00	987.28	7.51	1.50
Advisors Signature	1,000.00	986.76	8.16	1.63
Class J	1,000.00	988.10	7.07	1.41
Institutional	1,000.00	991.09	3.76	0.75
Preferred	1,000.00	990.11	5.07	1.01
Select	1,000.00	989.03	5.67	1.13
Ultra Short Bond Fund
Advisors Preferred	1,000.00	975.25	4.83	0.97
Advisors Select	1,000.00	975.30	5.73	1.15
Advisors Signature	1,000.00	974.64	6.27	1.26
Class J	1,000.00	975.40	5.43	1.09
Institutional	1,000.00	979.22	2.00	0.40
Preferred	1,000.00	977.88	3.29	0.66
Select	1,000.00	977.11	3.94	0.79
West Coast Equity Fund
Institutional	1,000.00	1,098.59	2.54	0.48

(A) Expenses are equal to a fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(B) Expenses are equal to a fund’s annualized expense ratio multiplied by the average account value over the period (October 2, 2007 to October 31, 2007), multiplied by 30/365 (to reflect the period since inception).

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Assumed 5% Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
Bond & Mortgage Securities Fund
Advisors Preferred	$1,000.00	$1,019.71	$5.55	1.09%
Advisors Select	1,000.00	1,018.80	6.46	1.27
Advisors Signature	1,000.00	1,018.15	7.12	1.40
Class J	1,000.00	1,019.26	6.01	1.18
Institutional	1,000.00	1,022.58	2.65	0.52
Preferred	1,000.00	1,021.27	3.97	0.78
Select	1,000.00	1,020.67	4.58	0.90
Disciplined LargeCap Blend Fund
Advisors Preferred	1,000.00	1,019.51	5.75	1.13
Advisors Select	1,000.00	1,018.60	6.67	1.31
Advisors Signature	1,000.00	1,017.95	7.32	1.44
Institutional	1,000.00	1,022.38	2.85	0.56
Preferred	1,000.00	1,021.07	4.18	0.82
Select	1,000.00	1,020.47	4.79	0.94
Diversified International Fund
Advisors Preferred	1,000.00	1,017.80	7.48	1.47
Advisors Select	1,000.00	1,016.89	8.39	1.65
Advisors Signature	1,000.00	1,016.23	9.05	1.78
Class J	1,000.00	1,017.54	7.73	1.52
Institutional	1,000.00	1,020.67	4.58	0.90
Preferred	1,000.00	1,019.36	5.90	1.16
Select	1,000.00	1,018.75	6.51	1.28
Equity Income Fund I
Institutional	1,000.00	1,022.63	2.60	0.51
Global Real Estate Securities Fund
Institutional(B)	1,000.00	1,020.57	4.69	0.92
Government & High Quality Bond Fund
Advisors Preferred	1,000.00	1,020.32	4.94	0.97
Advisors Select	1,000.00	1,019.41	5.85	1.15
Advisors Signature	1,000.00	1,018.75	6.51	1.28
Class J	1,000.00	1,019.66	5.60	1.10
Institutional	1,000.00	1,023.14	2.09	0.41
Preferred	1,000.00	1,021.88	3.36	0.66
Select	1,000.00	1,021.27	3.97	0.78
High Quality Intermediate-Term Bond Fund
Advisors Preferred	1,000.00	1,020.32	4.94	0.97
Advisors Select	1,000.00	1,019.41	5.85	1.15
Advisors Signature	1,000.00	1,018.75	6.51	1.28
Class J	1,000.00	1,019.56	5.70	1.12
Institutional	1,000.00	1,023.19	2.04	0.40
Preferred	1,000.00	1,021.88	3.36	0.66
Select	1,000.00	1,021.27	3.97	0.78
High Yield Fund
Institutional	1,000.00	1,022.43	2.80	0.55
High Yield Fund II
Institutional	1,000.00	1,022.53	2.70	0.53
Income Fund
Institutional	1,000.00	1,022.68	2.55	0.50
Inflation Protection Fund
Advisors Preferred	1,000.00	1,020.32	4.94	0.97
Advisors Select	1,000.00	1,019.41	5.85	1.15
Advisors Signature	1,000.00	1,018.75	6.51	1.28
Class J	1,000.00	1,019.41	5.85	1.15
Institutional	1,000.00	1,023.19	2.04	0.40
Preferred	1,000.00	1,021.88	3.36	0.66
Select	1,000.00	1,021.27	3.97	0.78
International Emerging Markets Fund
Advisors Preferred	1,000.00	1,016.38	8.89	1.75
Advisors Select	1,000.00	1,015.48	9.80	1.93
Advisors Signature	1,000.00	1,014.82	10.46	2.06
Class J	1,000.00	1,016.18	9.10	1.79
Institutional	1,000.00	1,019.26	6.01	1.18
Preferred	1,000.00	1,017.95	7.32	1.44
Select	1,000.00	1,017.34	7.93	1.56
International Growth Fund
Advisors Preferred	1,000.00	1,017.44	7.83	1.54
Advisors Select	1,000.00	1,016.53	8.74	1.72
Advisors Signature	1,000.00	1,015.88	9.40	1.85
Class J	1,000.00	1,017.09	8.19	1.61
Institutional	1,000.00	1,020.32	4.94	0.97
Preferred	1,000.00	1,019.00	6.26	1.23
Select	1,000.00	1,018.40	6.87	1.35

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Assumed 5% Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
LargeCap Growth Fund
Advisors Preferred	$1,000.00	$1,019.31	$5.96	1.17%
Advisors Select	1,000.00	1,018.40	6.87	1.35
Advisors Signature	1,000.00	1,017.74	7.53	1.48
Class J	1,000.00	1,018.60	6.67	1.31
Institutional	1,000.00	1,022.18	3.06	0.60
Preferred	1,000.00	1,020.87	4.38	0.86
Select	1,000.00	1,020.27	4.99	0.98
LargeCap S&P 500 Index Fund
Advisors Preferred	1,000.00	1,021.58	3.67	0.72
Advisors Select	1,000.00	1,020.67	4.58	0.90
Advisors Signature	1,000.00	1,020.01	5.24	1.03
Class J	1,000.00	1,021.48	3.77	0.74
Institutional	1,000.00	1,024.45	0.77	0.15
Preferred	1,000.00	1,023.14	2.09	0.41
Select	1,000.00	1,022.53	2.70	0.53
LargeCap Value Fund
Advisors Preferred	1,000.00	1,020.11	5.14	1.01
Advisors Select	1,000.00	1,019.21	6.06	1.19
Advisors Signature	1,000.00	1,018.55	6.72	1.32
Class J	1,000.00	1,019.61	5.65	1.11
Institutional	1,000.00	1,022.99	2.24	0.44
Preferred	1,000.00	1,021.68	3.57	0.70
Select	1,000.00	1,021.07	4.18	0.82
MidCap Blend Fund
Advisors Preferred	1,000.00	1,019.11	6.16	1.21
Advisors Select	1,000.00	1,018.20	7.07	1.39
Advisors Signature	1,000.00	1,017.54	7.73	1.52
Class J	1,000.00	1,018.75	6.51	1.28
Institutional	1,000.00	1,021.98	3.26	0.64
Preferred	1,000.00	1,020.67	4.58	0.90
Select	1,000.00	1,020.06	5.19	1.02
MidCap Growth Fund
Advisors Preferred	1,000.00	1,019.06	6.21	1.22
Advisors Select	1,000.00	1,018.15	7.12	1.40
Advisors Signature	1,000.00	1,017.49	7.78	1.53
Class J	1,000.00	1,018.00	7.27	1.43
Institutional	1,000.00	1,021.93	3.31	0.65
Preferred	1,000.00	1,020.62	4.63	0.91
Select	1,000.00	1,020.01	5.24	1.03
MidCap S&P 400 Index Fund
Advisors Preferred	1,000.00	1,021.58	3.67	0.72
Advisors Select	1,000.00	1,020.67	4.58	0.90
Advisors Signature	1,000.00	1,020.01	5.24	1.03
Class J	1,000.00	1,021.12	4.13	0.81
Institutional	1,000.00	1,024.45	0.77	0.15
Preferred	1,000.00	1,023.14	2.09	0.41
Select	1,000.00	1,022.53	2.70	0.53
MidCap Stock Fund
Institutional	1,000.00	1,021.42	3.82	0.75
MidCap Value Fund
Advisors Preferred	1,000.00	1,019.06	6.21	1.22
Advisors Select	1,000.00	1,018.15	7.12	1.40
Advisors Signature	1,000.00	1,017.49	7.78	1.53
Class J	1,000.00	1,018.70	6.56	1.29
Institutional	1,000.00	1,021.93	3.31	0.65
Preferred	1,000.00	1,020.62	4.63	0.91
Select	1,000.00	1,020.01	5.24	1.03
Money Market Fund
Advisors Preferred	1,000.00	1,020.37	4.89	0.96
Advisors Select	1,000.00	1,019.46	5.80	1.14
Advisors Signature	1,000.00	1,018.80	6.46	1.27
Class J	1,000.00	1,020.47	4.79	0.94
Institutional	1,000.00	1,023.24	1.99	0.39
Preferred	1,000.00	1,021.93	3.31	0.65
Select	1,000.00	1,021.32	3.92	0.77
Mortgage Securities Fund
Institutional	1,000.00	1,022.68	2.55	0.50
Partners Global Equity Fund
Advisors Preferred	1,000.00	1,017.54	7.73	1.52
Advisors Select	1,000.00	1,016.64	8.64	1.70
Advisors Signature	1,000.00	1,015.98	9.30	1.83
Institutional	1,000.00	1,020.42	4.84	0.95
Preferred	1,000.00	1,019.11	6.16	1.21
Select	1,000.00	1,018.50	6.77	1.33

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Assumed 5% Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
Partners International Fund
Advisors Preferred	$1,000.00	$1,016.89	$8.39	1.65%
Advisors Select	1,000.00	1,015.98	9.30	1.83
Advisors Signature	1,000.00	1,015.38	9.91	1.95
Institutional	1,000.00	1,019.76	5.50	1.08
Preferred	1,000.00	1,018.45	6.82	1.34
Select	1,000.00	1,017.85	7.43	1.46
Partners LargeCap Blend Fund
Advisors Preferred	1,000.00	1,018.60	6.67	1.31
Advisors Select	1,000.00	1,017.69	7.58	1.49
Advisors Signature	1,000.00	1,017.04	8.24	1.62
Class J	1,000.00	1,018.40	6.87	1.35
Institutional	1,000.00	1,021.48	3.77	0.74
Preferred	1,000.00	1,020.16	5.09	1.00
Select	1,000.00	1,019.56	5.70	1.12
Partners LargeCap Blend Fund I
Advisors Preferred	1,000.00	1,020.11	5.14	1.01
Advisors Select	1,000.00	1,019.21	6.06	1.19
Advisors Signature	1,000.00	1,018.55	6.72	1.32
Class J	1,000.00	1,019.96	5.30	1.04
Institutional	1,000.00	1,022.99	2.24	0.44
Preferred	1,000.00	1,021.68	3.57	0.70
Select	1,000.00	1,021.07	4.18	0.82
Partners LargeCap Growth Fund I
Advisors Preferred	1,000.00	1,018.65	6.61	1.30
Advisors Select	1,000.00	1,017.74	7.53	1.48
Advisors Signature	1,000.00	1,017.09	8.19	1.61
Class J	1,000.00	1,017.74	7.53	1.48
Institutional	1,000.00	1,021.53	3.72	0.73
Preferred	1,000.00	1,020.21	5.04	0.99
Select	1,000.00	1,019.61	5.65	1.11
Partners LargeCap Growth Fund II
Advisors Preferred	1,000.00	1,017.34	7.93	1.56
Advisors Select	1,000.00	1,016.43	8.84	1.74
Advisors Signature	1,000.00	1,015.78	9.50	1.87
Class J	1,000.00	1,016.38	8.89	1.75
Institutional	1,000.00	1,020.21	5.04	0.99
Preferred	1,000.00	1,018.90	6.36	1.25
Select	1,000.00	1,018.30	6.97	1.37
Partners LargeCap Value Fund
Advisors Preferred	1,000.00	1,018.50	6.77	1.33
Advisors Select	1,000.00	1,017.59	7.68	1.51
Advisors Signature	1,000.00	1,016.94	8.34	1.64
Class J	1,000.00	1,018.15	7.12	1.40
Institutional	1,000.00	1,021.37	3.87	0.76
Preferred	1,000.00	1,020.06	5.19	1.02
Select	1,000.00	1,019.46	5.80	1.14
Partners LargeCap Value Fund I
Advisors Preferred	1,000.00	1,018.35	6.92	1.36
Advisors Select	1,000.00	1,017.44	7.83	1.54
Advisors Signature	1,000.00	1,016.79	8.49	1.67
Institutional	1,000.00	1,021.22	4.02	0.79
Preferred	1,000.00	1,019.91	5.35	1.05
Select	1,000.00	1,019.31	5.96	1.17
Partners LargeCap Value Fund II
Advisors Preferred	1,000.00	1,018.05	7.22	1.42
Advisors Select	1,000.00	1,017.14	8.13	1.60
Advisors Signature	1,000.00	1,016.48	8.79	1.73
Institutional	1,000.00	1,020.92	4.33	0.85
Preferred	1,000.00	1,019.61	5.65	1.11
Select	1,000.00	1,019.00	6.26	1.23
Partners MidCap Growth Fund
Advisors Preferred	1,000.00	1,017.34	7.93	1.56
Advisors Select	1,000.00	1,016.43	8.84	1.74
Advisors Signature	1,000.00	1,015.78	9.50	1.87
Class J	1,000.00	1,016.64	8.64	1.70
Institutional	1,000.00	1,020.16	5.09	1.00
Preferred	1,000.00	1,018.85	6.41	1.26
Select	1,000.00	1,018.30	6.97	1.37
Partners MidCap Growth Fund I
Advisors Preferred	1,000.00	1,017.29	7.98	1.57
Advisors Select	1,000.00	1,016.38	8.89	1.75
Advisors Signature	1,000.00	1,015.73	9.55	1.88
Institutional	1,000.00	1,020.16	5.09	1.00
Preferred	1,000.00	1,018.85	6.41	1.26
Select	1,000.00	1,018.25	7.02	1.38

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Assumed 5% Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
Partners MidCap Growth Fund II
Advisors Preferred	$1,000.00	$1,017.29	$7.98	1.57%
Advisors Select	1,000.00	1,016.38	8.89	1.75
Advisors Signature	1,000.00	1,015.73	9.55	1.88
Institutional	1,000.00	1,020.16	5.09	1.00
Preferred	1,000.00	1,018.85	6.41	1.26
Select	1,000.00	1,018.25	7.02	1.38
Partners MidCap Value Fund
Advisors Preferred	1,000.00	1,017.34	7.93	1.56
Advisors Select	1,000.00	1,016.43	8.84	1.74
Advisors Signature	1,000.00	1,015.78	9.50	1.87
Class J	1,000.00	1,017.24	8.03	1.58
Institutional	1,000.00	1,020.21	5.04	0.99
Preferred	1,000.00	1,018.90	6.36	1.25
Select	1,000.00	1,018.30	6.97	1.37
Partners MidCap Value Fund I
Advisors Preferred	1,000.00	1,017.34	7.93	1.56
Advisors Select	1,000.00	1,016.43	8.84	1.74
Advisors Signature	1,000.00	1,015.78	9.50	1.87
Institutional	1,000.00	1,020.21	5.04	0.99
Preferred	1,000.00	1,018.90	6.36	1.25
Select	1,000.00	1,018.30	6.97	1.37
Partners SmallCap Blend Fund
Advisors Preferred	1,000.00	1,017.29	7.98	1.57
Advisors Select	1,000.00	1,016.38	8.89	1.75
Advisors Signature	1,000.00	1,015.73	9.55	1.88
Institutional	1,000.00	1,020.16	5.09	1.00
Preferred	1,000.00	1,018.85	6.41	1.26
Select	1,000.00	1,018.25	7.02	1.38
Partners SmallCap Growth Fund I
Advisors Preferred	1,000.00	1,016.79	8.49	1.67
Advisors Select	1,000.00	1,015.88	9.40	1.85
Advisors Signature	1,000.00	1,015.22	10.06	1.98
Class J	1,000.00	1,015.07	10.21	2.01
Institutional	1,000.00	1,019.66	5.60	1.10
Preferred	1,000.00	1,018.35	6.92	1.36
Select	1,000.00	1,017.74	7.53	1.48
Partners SmallCap Growth Fund II
Advisors Preferred	1,000.00	1,017.34	7.93	1.56
Advisors Select	1,000.00	1,016.43	8.84	1.74
Advisors Signature	1,000.00	1,015.78	9.50	1.87
Class J	1,000.00	1,015.73	9.55	1.88
Institutional	1,000.00	1,020.21	5.04	0.99
Preferred	1,000.00	1,018.90	6.36	1.25
Select	1,000.00	1,018.30	6.97	1.37
Partners SmallCap Growth Fund III
Advisors Preferred	1,000.00	1,016.79	8.49	1.67
Advisors Select	1,000.00	1,015.88	9.40	1.85
Advisors Signature	1,000.00	1,015.22	10.06	1.98
Institutional	1,000.00	1,019.66	5.60	1.10
Preferred	1,000.00	1,018.35	6.92	1.36
Select	1,000.00	1,017.74	7.53	1.48
Partners SmallCap Value Fund
Advisors Preferred	1,000.00	1,017.29	7.98	1.57
Advisors Select	1,000.00	1,016.38	8.89	1.75
Advisors Signature	1,000.00	1,015.73	9.55	1.88
Class J	1,000.00	1,015.63	9.65	1.90
Institutional	1,000.00	1,020.16	5.09	1.00
Preferred	1,000.00	1,018.85	6.41	1.26
Select	1,000.00	1,018.25	7.02	1.38
Partners SmallCap Value Fund I
Advisors Preferred	1,000.00	1,017.29	7.98	1.57
Advisors Select	1,000.00	1,016.38	8.89	1.75
Advisors Signature	1,000.00	1,015.73	9.55	1.88
Institutional	1,000.00	1,020.16	5.09	1.00
Preferred	1,000.00	1,018.85	6.41	1.26
Select	1,000.00	1,018.25	7.02	1.38
Partners SmallCap Value Fund II
Advisors Preferred	1,000.00	1,017.29	7.98	1.57
Advisors Select	1,000.00	1,016.38	8.89	1.75
Advisors Signature	1,000.00	1,015.73	9.55	1.88
Institutional	1,000.00	1,020.16	5.09	1.00
Preferred	1,000.00	1,018.85	6.41	1.26
Select	1,000.00	1,018.25	7.02	1.38

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Assumed 5% Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
Preferred Securities Fund
Advisors Preferred	$1,000.00	$1,018.60	$6.67	1.31%
Advisors Select	1,000.00	1,017.69	7.58	1.49
Advisors Signature	1,000.00	1,017.04	8.24	1.62
Class J	1,000.00	1,017.64	7.63	1.50
Institutional	1,000.00	1,021.48	3.77	0.74
Preferred	1,000.00	1,020.16	5.09	1.00
Select	1,000.00	1,019.56	5.70	1.12
Principal LifeTime 2010 Fund
Advisors Preferred	1,000.00	1,021.73	3.52	0.69
Advisors Select	1,000.00	1,020.82	4.43	0.87
Advisors Signature	1,000.00	1,020.16	5.09	1.00
Class J	1,000.00	1,021.98	3.26	0.64
Institutional	1,000.00	1,024.60	0.61	0.12
Preferred	1,000.00	1,023.29	1.94	0.38
Select	1,000.00	1,022.68	2.55	0.50
Principal LifeTime 2020 Fund
Advisors Preferred	1,000.00	1,021.73	3.52	0.69
Advisors Select	1,000.00	1,020.82	4.43	0.87
Advisors Signature	1,000.00	1,020.16	5.09	1.00
Class J	1,000.00	1,021.98	3.26	0.64
Institutional	1,000.00	1,024.60	0.61	0.12
Preferred	1,000.00	1,023.29	1.94	0.38
Select	1,000.00	1,022.68	2.55	0.50
Principal LifeTime 2030 Fund
Advisors Preferred	1,000.00	1,021.73	3.52	0.69
Advisors Select	1,000.00	1,020.82	4.43	0.87
Advisors Signature	1,000.00	1,020.16	5.09	1.00
Class J	1,000.00	1,021.88	3.36	0.66
Institutional	1,000.00	1,024.60	0.61	0.12
Preferred	1,000.00	1,023.29	1.94	0.38
Select	1,000.00	1,022.68	2.55	0.50
Principal LifeTime 2040 Fund
Advisors Preferred	1,000.00	1,021.73	3.52	0.69
Advisors Select	1,000.00	1,020.82	4.43	0.87
Advisors Signature	1,000.00	1,020.16	5.09	1.00
Class J	1,000.00	1,021.68	3.57	0.70
Institutional	1,000.00	1,024.60	0.61	0.12
Preferred	1,000.00	1,023.29	1.94	0.38
Select	1,000.00	1,022.68	2.55	0.50
Principal LifeTime 2050 Fund
Advisors Preferred	1,000.00	1,021.73	3.52	0.69
Advisors Select	1,000.00	1,020.82	4.43	0.87
Advisors Signature	1,000.00	1,020.16	5.09	1.00
Class J	1,000.00	1,021.42	3.82	0.75
Institutional	1,000.00	1,024.60	0.61	0.12
Preferred	1,000.00	1,023.29	1.94	0.38
Select	1,000.00	1,022.68	2.55	0.50
Principal LifeTime Strategic Income Fund
Advisors Preferred	1,000.00	1,021.73	3.52	0.69
Advisors Select	1,000.00	1,020.82	4.43	0.87
Advisors Signature	1,000.00	1,020.16	5.09	1.00
Class J	1,000.00	1,021.78	3.47	0.68
Institutional	1,000.00	1,024.60	0.61	0.12
Preferred	1,000.00	1,023.29	1.94	0.38
Select	1,000.00	1,022.68	2.55	0.50
Real Estate Securities Fund
Advisors Preferred	1,000.00	1,018.15	7.12	1.40
Advisors Select	1,000.00	1,017.24	8.03	1.58
Advisors Signature	1,000.00	1,016.59	8.69	1.71
Class J	1,000.00	1,017.64	7.63	1.50
Institutional	1,000.00	1,021.02	4.23	0.83
Preferred	1,000.00	1,019.71	5.55	1.09
Select	1,000.00	1,019.11	6.16	1.21
SAM Balanced Portfolio
Advisors Preferred	1,000.00	1,020.72	4.53	0.89
Advisors Select	1,000.00	1,019.76	5.50	1.08
Advisors Signature	1,000.00	1,019.16	6.11	1.20
Class J	1,000.00	1,020.42	4.84	0.95
Institutional	1,000.00	1,023.59	1.63	0.32
Preferred	1,000.00	1,022.38	2.85	0.56
Select	1,000.00	1,021.68	3.57	0.70

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Assumed 5% Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
SAM Conservative Balanced Portfolio
Advisors Preferred	$1,000.00	$1,020.67	$4.58	0.90%
Advisors Select	1,000.00	1,019.76	5.50	1.08
Advisors Signature	1,000.00	1,019.16	6.11	1.20
Class J	1,000.00	1,020.42	4.84	0.95
Institutional	1,000.00	1,023.54	1.68	0.33
Preferred	1,000.00	1,022.38	2.85	0.56
Select	1,000.00	1,021.63	3.62	0.71
SAM Conservative Growth Portfolio
Advisors Preferred	1,000.00	1,020.72	4.53	0.89
Advisors Select	1,000.00	1,019.81	5.45	1.07
Advisors Signature	1,000.00	1,019.16	6.11	1.20
Class J	1,000.00	1,020.42	4.84	0.95
Institutional	1,000.00	1,023.59	1.63	0.32
Preferred	1,000.00	1,022.38	2.85	0.56
Select	1,000.00	1,021.68	3.57	0.70
SAM Flexible Income Portfolio
Advisors Preferred	1,000.00	1,020.72	4.53	0.89
Advisors Select	1,000.00	1,019.81	5.45	1.07
Advisors Signature	1,000.00	1,019.11	6.16	1.21
Class J	1,000.00	1,020.42	4.84	0.95
Institutional	1,000.00	1,023.59	1.63	0.32
Preferred	1,000.00	1,022.33	2.91	0.57
Select	1,000.00	1,021.68	3.57	0.70
SAM Strategic Growth Portfolio
Advisors Preferred	1,000.00	1,020.72	4.53	0.89
Advisors Select	1,000.00	1,019.81	5.45	1.07
Advisors Signature	1,000.00	1,019.21	6.06	1.19
Class J	1,000.00	1,020.42	4.84	0.95
Institutional	1,000.00	1,023.59	1.63	0.32
Preferred	1,000.00	1,022.38	2.85	0.56
Select	1,000.00	1,021.68	3.57	0.70
Short-Term Bond Fund
Advisors Preferred	1,000.00	1,020.32	4.94	0.97
Advisors Select	1,000.00	1,019.41	5.85	1.15
Advisors Signature	1,000.00	1,018.75	6.51	1.28
Class J	1,000.00	1,019.66	5.60	1.10
Institutional	1,000.00	1,023.19	2.04	0.40
Preferred	1,000.00	1,021.88	3.36	0.66
Select	1,000.00	1,021.27	3.97	0.78
Short-Term Income Fund
Institutional	1,000.00	1,022.68	2.55	0.50
SmallCap Blend Fund
Advisors Preferred	1,000.00	1,018.55	6.72	1.32
Advisors Select	1,000.00	1,017.64	7.63	1.50
Advisors Signature	1,000.00	1,016.99	8.29	1.63
Class J	1,000.00	1,018.80	6.46	1.27
Institutional	1,000.00	1,021.42	3.82	0.75
Preferred	1,000.00	1,020.11	5.14	1.01
Select	1,000.00	1,019.51	5.75	1.13
SmallCap Growth Fund
Advisors Preferred	1,000.00	1,018.55	6.72	1.32
Advisors Select	1,000.00	1,017.64	7.63	1.50
Advisors Signature	1,000.00	1,016.99	8.29	1.63
Class J	1,000.00	1,018.00	7.27	1.43
Institutional	1,000.00	1,021.42	3.82	0.75
Preferred	1,000.00	1,020.11	5.14	1.01
Select	1,000.00	1,019.51	5.75	1.13
SmallCap S&P 600 Index Fund
Advisors Preferred	1,000.00	1,021.58	3.67	0.72
Advisors Select	1,000.00	1,020.67	4.58	0.90
Advisors Signature	1,000.00	1,020.01	5.24	1.03
Class J	1,000.00	1,021.07	4.18	0.82
Institutional	1,000.00	1,024.45	0.77	0.15
Preferred	1,000.00	1,023.14	2.09	0.41
Select	1,000.00	1,022.53	2.70	0.53
SmallCap Value Fund
Advisors Preferred	1,000.00	1,018.55	6.72	1.32
Advisors Select	1,000.00	1,017.64	7.63	1.50
Advisors Signature	1,000.00	1,016.99	8.29	1.63
Class J	1,000.00	1,018.10	7.17	1.41
Institutional	1,000.00	1,021.42	3.82	0.75
Preferred	1,000.00	1,020.11	5.14	1.01
Select	1,000.00	1,019.51	5.75	1.13

Shareholder Expense Example
Principal Investors Fund, Inc.
October 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	May 1, 2007 to	Annualized
Based On Assumed 5% Return	May 1, 2007	October 31, 2007	October 31, 2007(A)	Expense Ratio
Ultra Short Bond Fund
Advisors Preferred	$1,000.00	$1,020.32	$4.94	0.97%
Advisors Select	1,000.00	1,019.41	5.85	1.15
Advisors Signature	1,000.00	1,018.85	6.41	1.26
Class J	1,000.00	1,019.71	5.55	1.09
Institutional	1,000.00	1,023.19	2.04	0.40
Preferred	1,000.00	1,021.88	3.36	0.66
Select	1,000.00	1,021.22	4.02	0.79
West Coast Equity Fund
Institutional	1,000.00	1,022.79	2.45	0.48

(A)	Expenses are equal to a fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(B)	Expenses are equal to a fund’s annualized expense ratio multiplied by the average account value over the period (October 2, 2007 to October 31, 2007), multiplied by 30/365 (to reflect the period since inception).

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

			Disciplined
	Bond & Mortgage		LargeCap Blend		Diversified
Amounts in thousands, except per share amounts	Securities Fund		Fund		International Fund

Investment in securities—at cost	$3,685,237		$3,697,931		$2,209,448

Foreign currency—at cost	$—		$—		$2,477

Assets
Investment in securities—at value	$3,656,603	(A)	$4,266,596	(A)	$2,766,003	(A)
Foreign currency—at value	—		—		2,493
Cash	9,900		10		—
Receivables:
Capital Shares sold	13,171		1,884		2,101
Dividends and interest	24,312		2,854		3,490
Expense reimbursement from Manager	44		52		197
Expense reimbursement from Underwriter	11		—		12
Foreign tax refund	—		—		42
Investment securities sold	5,097		95,540		21,317
Other assets	7		5		5

Total Assets	3,709,145		4,366,941		2,795,660
Liabilities
Accrued management and investment advisory fees	1,085		1,856		1,840
Accrued administrative service fees	30		3		36
Accrued distribution fees	190		205		382
Accrued service fees	36		3		44
Accrued transfer and administrative fees	125		191		302
Accrued directors’ expenses	—		1		1
Accrued other expenses	127		40		429
Cash overdraft	—		—		1,190
Payables:
Capital Shares reacquired	821		1,184		1,604
Deferred foreign tax	—		—		64
Dividends payable	11,164		—		—
Investment securities purchased	726,541		99,001		25,317
Unrealized loss on swap agreements	374		—		—
Collateral obligation on securities loaned, at value	451,531		328,308		145,024

Total Liabilities	1,192,024		430,792		176,233

Net Assets Applicable to Outstanding Shares	$2,517,121		$3,936,149		$2,619,427

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,567,378		$2,934,387		$1,743,698
Accumulated undistributed (overdistributed) net investment income (operating loss)	1,140		27,219		19,923
Accumulated undistributed (overdistributed) net realized gain (loss)	(22,389)		405,878		299,260
Net unrealized appreciation (depreciation) of investments	(29,008)		568,665		556,491
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	—		—		55

Total Net Assets	$2,517,121		$3,936,149		$2,619,427

Capital Stock (par value: $.01 a share):
Shares authorized	615,000		905,000		905,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$62,793		$10,524		$99,441
Shares Issued and Outstanding	6,010		595		5,768
Net Asset Value per share	$10.45		$17.68		$17.24

Advisors Select: Net Assets	$37,875		$2,641		$38,204
Shares Issued and Outstanding	3,635		150		2,232
Net Asset Value per share	$10.42		$17.61		$17.12

Advisors Signature: Net Assets	$7,143		$1,447		$10,716
Shares Issued and Outstanding	681		82		623
Net Asset Value per share	$10.49		$17.70		$17.20

Class A: Net Assets	$162,637		$690,007		$699,188
Shares Issued and Outstanding	15,493		38,659		40,344
Net Asset Value per share	$10.50		$17.85		$17.33
Maximum Offering Price	$10.99	(B)	$18.89	(C)	$18.34	(C)

Class B: Net Assets	$22,624		$61,799		$74,783
Shares Issued and Outstanding	2,155		3,507		4,346
Net Asset Value per share	$10.50	(D)	$17.62	(D)	$17.21	(D)

Class C: Net Assets	$2,445		$2,480		$22,837
Shares Issued and Outstanding	233		140		1,327
Net Asset Value per share	$10.50	(D)	$17.71	(D)	$17.22	(D)

Class J: Net Assets	$251,634		N/A		$307,754
Shares Issued and Outstanding	23,864				17,930
Net Asset Value per share	$10.55	(D)			$17.16	(D)

Institutional: Net Assets	$1,829,733		$3,160,022		$1,188,878
Shares Issued and Outstanding	174,334		177,058		68,576
Net Asset Value per share	$10.50		$17.85		$17.34

Preferred: Net Assets	$111,437		$1,925		$135,368
Shares Issued and Outstanding	10,654		108		7,816
Net Asset Value per share	$10.46		$17.78		$17.32

Select: Net Assets	$28,800		$5,304		$42,258
Shares Issued and Outstanding	2,718		299		2,419
Net Asset Value per share	$10.60		$17.74		$17.47

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.

(C)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(D)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

					Government &
	Equity Income		Global Real Estate		High Quality Bond
Amounts in thousands, except per share amounts	Fund I		Securities Fund		Fund

Investment in securities—at cost	$4,231,002		$5,734		$579,794

Foreign currency—at cost	$—		$312		$—

Assets
Investment in securities—at value	$4,966,718	(A)	$5,798		$578,044	(A)
Foreign currency—at value	—		315		—
Cash	10		10		310
Receivables:
Capital Shares sold	4,404		59		1,347
Dividends and interest	5,959		8		2,278
Expense reimbursement from Manager	—		7		5
Expense reimbursement from Underwriter	—		—		4
Foreign currency contracts	—		116		—
Investment securities sold	30,120		209		180
Unrealized gain on swap agreements	—		—		219
Variation margin on futures contracts	—		—		172
Other assets	1		—		19
Prepaid expenses	—		32		—

Total Assets	5,007,212		6,554		582,578
Liabilities
Accrued management and investment advisory fees	1,983		4		127
Accrued administrative service fees	—		—		5
Accrued distribution fees	989		2		120
Accrued service fees	—		—		6
Accrued transfer and administrative fees	353		1		91
Accrued directors’ expenses	1		—		—
Accrued other expenses	94		—		85
Payables:
Capital Shares reacquired	5,967		—		278
Dividends payable	—		—		1,236
Foreign currency contracts	—		122		—
Investment securities purchased	15,896		724		106,726
Options and swaptions contracts written (premiums received $0, $0 and $108)	—		—		4
Unrealized loss on swap agreements	—		—		8
Collateral obligation on securities loaned, at value	379,266		—		102,460

Total Liabilities	404,549		853		211,146

Net Assets Applicable to Outstanding Shares	$4,602,663		$5,701		$371,432

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$3,489,885		$5,648		$388,077
Accumulated undistributed (overdistributed) net investment income (operating loss)	9,636		5		12
Accumulated undistributed (overdistributed) net realized gain (loss)	367,426		(11)		(15,299)
Net unrealized appreciation (depreciation) of investments	735,716		64		(1,358)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	—		(5)		—

Total Net Assets	$4,602,663		$5,701		$371,432

Capital Stock (par value: $.01 a share):
Shares authorized	650,000		300,000		730,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	N/A		N/A		$11,507
Shares Issued and Outstanding					1,150
Net Asset Value per share					$10.01

Advisors Select: Net Assets	N/A		N/A		$9,423
Shares Issued and Outstanding					942
Net Asset Value per share					$10.01

Advisors Signature: Net Assets	N/A		N/A		$857
Shares Issued and Outstanding					85
Net Asset Value per share					$10.05

Class A: Net Assets	$1,894,426		$2,139		$194,295
Shares Issued and Outstanding	79,549		212		19,314
Net Asset Value per share	$23.81		$10.08		$10.06
Maximum Offering Price	$25.20	(B)	$10.67	(B)	$10.53	(C)

Class B: Net Assets	$391,824		N/A		$33,667
Shares Issued and Outstanding	16,589				3,346
Net Asset Value per share	$23.62	(D)			$10.06	(D)

Class C: Net Assets	$299,675		$1,546		$1,506
Shares Issued and Outstanding	12,794		154		150
Net Asset Value per share	$23.42	(D)	$10.07	(D)	$10.07	(D)

Class J: Net Assets	N/A		N/A		$101,868
Shares Issued and Outstanding					10,095
Net Asset Value per share					$10.09	(D)

Institutional: Net Assets	$2,016,738		$2,016		$16
Shares Issued and Outstanding	84,658		200		2
Net Asset Value per share	$23.82		$10.08		$10.04

Preferred: Net Assets	N/A		N/A		$15,569
Shares Issued and Outstanding					1,552
Net Asset Value per share					$10.03

Select: Net Assets	N/A		N/A		$2,724
Shares Issued and Outstanding					272
Net Asset Value per share					$10.03

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Maximum offering price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.

(D)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	High Quality
	Intermediate-Term
Amounts in thousands, except per share amounts	Bond Fund		High Yield Fund		High Yield Fund II

Investment in securities—at cost	$262,617		$511,079		$2,053,878

Foreign currency—at cost	$—		$—		$14,149

Assets
Investment in securities—at value	$260,702	(A)	$511,050	(A)	$2,077,640	(A)
Foreign currency—at value	—		—		14,162
Cash	569		54,432		5,102
Receivables:
Capital Shares sold	185		22,054		15,862
Dividends and interest	1,398		9,603		31,424
Expense reimbursement from Manager	—		—		13
Expense reimbursement from Underwriter	1		—		—
Investment securities sold	39		3,636		—
Variation margin on futures contracts	26		—		—

Total Assets	262,920		600,775		2,144,203
Liabilities
Accrued management and investment advisory fees	59		249		743
Accrued administrative service fees	15		—		—
Accrued distribution fees	30		—		354
Accrued service fees	19		—		—
Accrued transfer and administrative fees	8		—		85
Accrued directors’ expenses	—		—		4
Accrued other expenses	13		—		25
Payables:
Capital Shares reacquired	60		—		3,238
Dividends payable	—		—		10,474
Investment securities purchased	51,156		36,236		59,386
Unrealized loss on swap agreements	20		—		734
Collateral obligation on securities loaned, at value	36,614		57,535		357,017

Total Liabilities	87,994		94,020		432,060

Net Assets Applicable to Outstanding Shares	$174,926		$506,755		$1,712,143

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$171,256		$495,528		$1,647,087
Accumulated undistributed (overdistributed) net investment income	6,489		11,545		(2,342)
(operating loss)
Accumulated undistributed (overdistributed) net realized gain (loss)	(892)		(289)		44,036
Net unrealized appreciation (depreciation) of investments	(1,927)		(29)		23,253
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	—		—		109

Total Net Assets	$174,926		$506,755		$1,712,143

Capital Stock (par value: $.01 a share):
Shares authorized	305,000		75,000		600,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$9,052		N/A		N/A
Shares Issued and Outstanding	849
Net Asset Value per share	$10.67

Advisors Select: Net Assets	$51,729		N/A		N/A
Shares Issued and Outstanding	4,860
Net Asset Value per share	$10.64

Advisors Signature: Net Assets	$1,283		N/A		N/A
Shares Issued and Outstanding	119
Net Asset Value per share	$10.74

Class A: Net Assets	N/A		N/A		$809,318
Shares Issued and Outstanding					92,465
Net Asset Value per share					$8.75
Maximum Offering Price					$9.16	(B)

Class B: Net Assets	N/A		N/A		$82,104
Shares Issued and Outstanding					9,334
Net Asset Value per share					$8.80	(C)

Class C: Net Assets	N/A		N/A		$139,417
Shares Issued and Outstanding					15,854
Net Asset Value per share					$8.79	(C)

Class J: Net Assets	$34,054		N/A		N/A
Shares Issued and Outstanding	3,177
Net Asset Value per share	$10.72	(C)

Institutional: Net Assets	$29,755		$506,755		$681,304
Shares Issued and Outstanding	2,755		47,747		77,950
Net Asset Value per share	$10.80		$10.61		$8.74

Preferred: Net Assets	$45,071		N/A		N/A
Shares Issued and Outstanding	4,211
Net Asset Value per share	$10.70

Select: Net Assets	$3,982		N/A		N/A
Shares Issued and Outstanding	373
Net Asset Value per share	$10.68

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

					International
			Inflation Protection		Emerging Markets
Amounts in thousands, except per share amounts	Income Fund		Fund		Fund

Investment in securities—at cost	$1,367,561		$615,933		$1,282,865

Foreign currency—at cost	$—		$—		$2,193

Assets
Investment in securities—at value	$1,360,006	(A)	$608,184	(A)	$1,626,111	(A)
Foreign currency—at value	—		—		2,189
Cash	10		1,415		7,372
Receivables:
Capital Shares sold	5,608		1,557		5,109
Dividends and interest	16,533		2,617		2,029
Expense reimbursement from Underwriter	—		—		12
Foreign tax refund	—		—		389
Investment securities sold	—		430		43,692
Unrealized gain on swap agreements	—		3,999		—
Prepaid transfer and administrative fees	—		4		—

Total Assets	1,382,157		618,206		1,686,903
Liabilities
Accrued management and investment advisory fees	509		160		1,388
Accrued administrative service fees	—		—		13
Accrued distribution fees	108		4		211
Accrued service fees	—		—		16
Accrued transfer and administrative fees	69		—		108
Accrued other expenses	15		10		79
Payables:
Capital Shares reacquired	1,015		117		1,143
Deferred foreign tax	—		—		2,147
Dividends payable	5,750		1,347		—
Investment securities purchased	—		429		37,577
Options and swaptions contracts written (premiums received $0, $122 and $0)	—		5		—
Unrealized loss on swap agreements	—		122		—
Collateral obligation on securities loaned, at value	177,847		140,441		147,927

Total Liabilities	185,313		142,635		190,609

Net Assets Applicable to Outstanding Shares	$1,196,844		$475,571		$1,496,294

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,223,917		$483,343		$924,565
Accumulated undistributed (overdistributed) net investment income (operating loss)	(7,684)		1,655		7,651
Accumulated undistributed (overdistributed) net realized gain (loss)	(11,834)		(5,550)		222,936
Net unrealized appreciation (depreciation) of investments	(7,555)		(3,877)		341,099
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	—		—		43

Total Net Assets	$1,196,844		$475,571		$1,496,294

Capital Stock (par value: $.01 a share):
Shares authorized	600,000		680,000		455,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	N/A		$1,279		$30,969
Shares Issued and Outstanding			136		792
Net Asset Value per share			$9.43		$39.10

Advisors Select: Net Assets	N/A		$625		$16,251
Shares Issued and Outstanding			66		418
Net Asset Value per share			$9.42		$38.86

Advisors Signature: Net Assets	N/A		$87		$7,171
Shares Issued and Outstanding			9		183
Net Asset Value per share			$9.42		$39.13

Class A: Net Assets	$145,964		$4,223		$225,132
Shares Issued and Outstanding	16,232		443		5,700
Net Asset Value per share	$8.99		$9.53		$39.50
Maximum Offering Price	$9.41	(B)	$9.98	(B)	$41.80	(C)

Class B: Net Assets	$77,832		N/A		$33,457
Shares Issued and Outstanding	8,628				862
Net Asset Value per share	$9.02	(D)			$38.83	(D)

Class C: Net Assets	$12,107		$838		$10,276
Shares Issued and Outstanding	1,343		88		261
Net Asset Value per share	$9.02	(D)	$9.56	(D)	$39.30	(D)

Class J: Net Assets	N/A		$6,004		$307,022
Shares Issued and Outstanding			636		7,991
Net Asset Value per share			$9.45	(D)	$38.42	(D)

Institutional: Net Assets	$960,941		$461,619		$802,809
Shares Issued and Outstanding	106,648		48,840		20,293
Net Asset Value per share	$9.01		$9.45		$39.56

Preferred: Net Assets	N/A		$625		$46,271
Shares Issued and Outstanding			67		1,172
Net Asset Value per share			$9.44		$39.49

Select: Net Assets	N/A		$271		$16,936
Shares Issued and Outstanding			29		430
Net Asset Value per share			$9.43		$39.42

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.

(C)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(D)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	International		LargeCap Growth		LargeCap S&P 500
Amounts in thousands, except per share amounts	Growth Fund		Fund		Index Fund

Investment in securities—at cost	$2,293,807		$3,930,586		$1,011,461

Assets
Investment in securities—at value	$2,730,299	(A)	$4,866,178	(A)	$1,284,232	(A)
Cash	—		10		10
Receivables:
Capital Shares sold	2,951		6,082		819
Dividends and interest	3,743		2,045		1,037
Expense reimbursement from Manager	7		—		5
Expense reimbursement from Underwriter	4		2		18
Investment securities sold	22,713		—		—
Variation margin on futures contracts	—		—		400
Other assets	—		12		—
Prepaid expenses	9		—		—

Total Assets	2,759,726		4,874,329		1,286,521
Liabilities
Accrued management and investment advisory fees	1,945		2,165		148
Accrued administrative service fees	14		25		67
Accrued distribution fees	52		237		256
Accrued service fees	16		30		82
Accrued transfer and administrative fees	22		475		129
Accrued directors’ expenses	—		1		—
Accrued other expenses	—		156		113
Cash overdraft	24		—		—
Payables:
Capital Shares reacquired	115		2,745		535
Investment securities purchased	10,679		—		—
Collateral obligation on securities loaned, at value	275,468		449,508		101,531

Total Liabilities	288,335		455,342		102,861

Net Assets Applicable to Outstanding Shares	$2,471,391		$4,418,987		$1,183,660

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,819,078		$3,475,009		$889,795
Accumulated undistributed (overdistributed) net investment income (operating loss)	18,601		7,266		11,600
Accumulated undistributed (overdistributed) net realized gain (loss)	197,196		1,120		9,271
Net unrealized appreciation (depreciation) of investments	436,492		935,592		272,994
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	24		—		—

Total Net Assets	$2,471,391		$4,418,987		$1,183,660

Capital Stock (par value: $.01 a share):
Shares authorized	590,000		1,115,000		585,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$40,890		$59,749		$181,330
Shares Issued and Outstanding	2,566		5,781		16,398
Net Asset Value per share	$15.94		$10.34		$11.06

Advisors Select: Net Assets	$17,310		$24,502		$70,976
Shares Issued and Outstanding	1,148		2,481		6,435
Net Asset Value per share	$15.08		$9.88		$11.03

Advisors Signature: Net Assets	$3,543		$12,562		$13,456
Shares Issued and Outstanding	230		1,275		1,224
Net Asset Value per share	$15.39		$9.85		$10.99

Class A: Net Assets	$375		$535,659		$90,317
Shares Issued and Outstanding	24		53,777		8,169
Net Asset Value per share	$15.53		$9.96		$11.06
Maximum Offering Price	$16.43	(B)	$10.54	(B)	$11.23	(C)

Class B: Net Assets	N/A		$94,254		N/A
Shares Issued and Outstanding			9,652
Net Asset Value per share			$9.76	(D)

Class C: Net Assets	$22		$8,037		$2,691
Shares Issued and Outstanding	1		812		245
Net Asset Value per share	$15.52	(D)	$9.90	(D)	$10.99	(D)

Class J: Net Assets	$87,193		$52,055		$423,409
Shares Issued and Outstanding	5,749		5,459		38,676
Net Asset Value per share	$15.17	(D)	$9.53	(D)	$10.95	(D)

Institutional: Net Assets	$2,268,322		$3,509,320		$87,900
Shares Issued and Outstanding	146,009		350,230		7,932
Net Asset Value per share	$15.54		$10.02		$11.08

Preferred: Net Assets	$28,010		$96,875		$250,112
Shares Issued and Outstanding	1,820		9,570		22,388
Net Asset Value per share	$15.39		$10.12		$11.17

Select: Net Assets	$25,726		$25,974		$63,469
Shares Issued and Outstanding	1,678		2,533		5,714
Net Asset Value per share	$15.33		$10.25		$11.11

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Maximum offering price equals net asset value plus a front-end sales charge of 1.50% of the offering price or 1.52% of the net asset value.

(D)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	LargeCap Value		MidCap Blend		MidCap Growth
Amounts in thousands, except per share amounts	Fund		Fund		Fund

Investment in securities—at cost	$817,413		$949,097		$44,547

Assets
Investment in securities—at value	$915,095	(A)	$1,138,890	(A)	$53,457	(A)
Cash	353		19		10
Receivables:
Capital Shares sold	445		297		39
Dividends and interest	966		382		4
Expense reimbursement from Manager	4		204		—
Expense reimbursement from Underwriter	3		9		1
Investment securities sold	28,485		1,801		765
Other assets	28		6		—

Total Assets	945,379		1,141,608		54,276
Liabilities
Accrued management and investment advisory fees	325		502		24
Accrued administrative service fees	2		5		1
Accrued distribution fees	111		280		12
Accrued service fees	3		7		1
Accrued transfer and administrative fees	162		345		4
Accrued other expenses	94		191		9
Payables:
Capital Shares reacquired	438		629		42
Investment securities purchased	31,672		1,183		487
Collateral obligation on securities loaned, at value	45,004		206,611		8,089

Total Liabilities	77,811		209,753		8,669

Net Assets Applicable to Outstanding Shares	$867,568		$931,855		$45,607

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$693,479		$655,911		$33,458
Accumulated undistributed (overdistributed) net investment income (operating loss)	10,047		—		—
Accumulated undistributed (overdistributed) net realized gain (loss)	65,665		86,151		3,239
Net unrealized appreciation (depreciation) of investments	98,377		189,793		8,910

Total Net Assets	$867,568		$931,855		$45,607

Capital Stock (par value: $.01 a share):
Shares authorized	455,000		490,000		305,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$3,258		$10,101		$1,582
Shares Issued and Outstanding	243		635		176
Net Asset Value per share	$13.44		$15.91		$8.96

Advisors Select: Net Assets	$3,608		$3,312		$731
Shares Issued and Outstanding	268		211		83
Net Asset Value per share	$13.45		$15.74		$8.84

Advisors Signature: Net Assets	$1,010		$1,323		$272
Shares Issued and Outstanding	75		84		31
Net Asset Value per share	$13.44		$15.73		$8.64

Class A: Net Assets	$298,926		$596,568		N/A
Shares Issued and Outstanding	22,094		37,344
Net Asset Value per share	$13.53		$15.97
Maximum Offering Price	$14.32	(B)	$16.90	(B)

Class B: Net Assets	$20,306		$69,393		N/A
Shares Issued and Outstanding	1,514		4,358
Net Asset Value per share	$13.42	(C)	$15.92	(C)

Class C: Net Assets	$1,043		$3,914		N/A
Shares Issued and Outstanding	78		247
Net Asset Value per share	$13.44	(C)	$15.86	(C)

Class J: Net Assets	$60,957		$212,869		$28,144
Shares Issued and Outstanding	4,559		13,644		3,381
Net Asset Value per share	$13.37	(C)	$15.60	(C)	$8.33	(C)

Institutional: Net Assets	$467,050		$1,378		$9,799
Shares Issued and Outstanding	34,450		86		1,104
Net Asset Value per share	$13.56		$15.99		$8.87

Preferred: Net Assets	$9,482		$26,379		$4,651
Shares Issued and Outstanding	699		1,650		508
Net Asset Value per share	$13.55		$15.98		$9.15

Select: Net Assets	$1,928		$6,618		$428
Shares Issued and Outstanding	143		410		48
Net Asset Value per share	$13.46		$16.13		$9.07

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	MidCap S&P 400		MidCap Stock		MidCap Value
Amounts in thousands, except per share amounts	Index Fund		Fund		Fund

Investment in securities—at cost	$267,659		$825,724		$157,476

Assets
Investment in securities—at value	$302,265	(A)	$1,026,169	(A)	$171,990	(A)
Cash	10		10		265
Receivables:
Capital Shares sold	390		855		35
Dividends and interest	122		486		89
Expense reimbursement from Manager	—		7		—
Expense reimbursement from Underwriter	2		—		6
Investment securities sold	17		971		2,848
Variation margin on futures contracts	81		—		—
Prepaid expenses	—		4		—

Total Assets	302,887		1,028,502		175,233
Liabilities
Accrued management and investment advisory fees	29		558		83
Accrued administrative service fees	19		—		2
Accrued distribution fees	37		90		60
Accrued service fees	24		—		2
Accrued transfer and administrative fees	7		67		30
Accrued other expenses	12		—		35
Payables:
Capital Shares reacquired	86		711		164
Investment securities purchased	4,746		746		3,154
Collateral obligation on securities loaned, at value	61,746		173,696		22,001

Total Liabilities	66,706		175,868		25,531

Net Assets Applicable to Outstanding Shares	$236,181		$852,634		$149,702

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$185,986		$546,498		$123,573
Accumulated undistributed (overdistributed) net investment income (operating loss)	1,493		6,111		502
Accumulated undistributed (overdistributed) net realized gain (loss)	14,034		99,580		11,113
Net unrealized appreciation (depreciation) of investments	34,668		200,445		14,514

Total Net Assets	$236,181		$852,634		$149,702

Capital Stock (par value: $.01 a share):
Shares authorized	305,000		600,000		305,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$44,430		N/A		$2,365
Shares Issued and Outstanding	2,701				161
Net Asset Value per share	$16.45				$14.69

Advisors Select: Net Assets	$26,702		N/A		$1,602
Shares Issued and Outstanding	1,629				109
Net Asset Value per share	$16.39				$14.72

Advisors Signature: Net Assets	$5,940		N/A		$277
Shares Issued and Outstanding	368				18
Net Asset Value per share	$16.18				$14.66

Class A: Net Assets	N/A		$252,198		N/A
Shares Issued and Outstanding			12,276
Net Asset Value per share			$20.55
Maximum Offering Price			$21.75	(B)

Class B: Net Assets	N/A		$29,395		N/A
Shares Issued and Outstanding			1,529
Net Asset Value per share			$19.23	(C)

Class C: Net Assets	N/A		$10,380		N/A
Shares Issued and Outstanding			540
Net Asset Value per share			$19.25	(C)

Class J: Net Assets	$42,497		N/A		$137,723
Shares Issued and Outstanding	2,654				9,460
Net Asset Value per share	$16.02	(C)			$14.56	(C)

Institutional: Net Assets	$32,135		$560,661		$10
Shares Issued and Outstanding	1,970		26,868		1
Net Asset Value per share	$16.31		$20.87		$15.21

Preferred: Net Assets	$68,439		N/A		$5,367
Shares Issued and Outstanding	4,135				365
Net Asset Value per share	$16.55				$14.69

Select: Net Assets	$16,038		N/A		$2,358
Shares Issued and Outstanding	973				162
Net Asset Value per share	$16.49				$14.57

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Money Market		Mortgage		Partners Global
Amounts in thousands, except per share amounts	Fund		Securities Fund		Equity Fund

Investment in securities—at cost	$2,542,440		$1,702,227		$31,460

Assets
Investment in securities—at value	$2,542,440		$1,678,198	(A)	$35,484	(A)
Cash	11		10		92
Receivables:
Capital Shares sold	8,865		6,752		79
Dividends and interest	3,116		8,539		61
Investment securities sold	—		181		314
Other assets	27		—		—

Total Assets	2,554,459		1,693,680		36,030
Liabilities
Accrued management and investment advisory fees	825		708		25
Accrued administrative service fees	16		—		1
Accrued distribution fees	88		76		1
Accrued service fees	20		—		1
Accrued transfer and administrative fees	187		64		—
Accrued directors’ expenses	1		1		—
Accrued other expenses	13		20		—
Payables:
Capital Shares reacquired	2,909		868		285
Dividends payable	—		6,866		—
Investment securities purchased	8,400		—		—
Collateral obligation on securities loaned, at value	—		32,108		3,013

Total Liabilities	12,459		40,711		3,326

Net Assets Applicable to Outstanding Shares	$2,542,000		$1,652,969		$32,704

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,542,000		$1,711,364		$26,006
Accumulated undistributed (overdistributed) net investment income (operating loss)	—		(916)		270
Accumulated undistributed (overdistributed) net realized gain (loss)	—		(33,450)		2,404
Net unrealized appreciation (depreciation) of investments	—		(24,029)		4,024

Total Net Assets	$2,542,000		$1,652,969		$32,704

Capital Stock (par value: $.01 a share):
Shares authorized	7,175,000		600,000		330,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$22,245		N/A		$1,504
Shares Issued and Outstanding	22,245				111
Net Asset Value per share	$1.00				$13.61

Advisors Select: Net Assets	$14,987		N/A		$1,737
Shares Issued and Outstanding	14,987				128
Net Asset Value per share	$1.00				$13.62

Advisors Signature: Net Assets	$3,568		N/A		$858
Shares Issued and Outstanding	3,568				63
Net Asset Value per share	$1.00				$13.53

Class A: Net Assets	$1,953,474		$90,167		N/A
Shares Issued and Outstanding	1,953,474		8,553
Net Asset Value per share	$1.00		$10.54
Maximum Offering Price	$1.00		$11.04	(B)

Class B: Net Assets	$33,265		$58,227		N/A
Shares Issued and Outstanding	33,265		5,527
Net Asset Value per share	$1.00	(C)	$10.53	(C)

Class C: Net Assets	$11,214		$7,273		N/A
Shares Issued and Outstanding	11,214		691
Net Asset Value per share	$1.00	(C)	$10.52	(C)

Class J: Net Assets	$186,246		N/A		N/A
Shares Issued and Outstanding	186,246
Net Asset Value per share	$1.00	(C)

Institutional: Net Assets	$216,988		$1,497,302		$27,151
Shares Issued and Outstanding	216,988		141,995		1,986
Net Asset Value per share	$1.00		$10.54		$13.67

Preferred: Net Assets	$86,072		N/A		$29
Shares Issued and Outstanding	86,072				2
Net Asset Value per share	$1.00				$13.62

Select: Net Assets	$13,941		N/A		$1,425
Shares Issued and Outstanding	13,941				105
Net Asset Value per share	$1.00				$13.63

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Partners		Partners LargeCap		Partners LargeCap
Amounts in thousands, except per share amounts	International Fund		Blend Fund		Blend Fund I

Investment in securities—at cost	$1,698,217		$1,041,167		$906,158

Foreign currency—at cost	$6,585		$—		$—

Assets
Investment in securities—at value	$2,024,765	(A)	$1,205,319	(A)	$974,996	(A)
Foreign currency—at value	6,594		—		—
Cash	64,046		10,354		31,610
Receivables:
Capital Shares sold	802		504		755
Dividends and interest	3,368		896		701
Expense reimbursement from Manager	—		3		2
Expense reimbursement from Underwriter	—		7		2
Foreign currency contracts	1,738		—		—
Investment securities sold	10,276		5,431		—
Variation margin on futures contracts	—		123		—
Other assets	—		—		2

Total Assets	2,111,589		1,222,637		1,008,068
Liabilities
Accrued management and investment advisory fees	1,749		686		334
Accrued administrative service fees	12		17		2
Accrued distribution fees	12		123		70
Accrued service fees	15		20		3
Accrued transfer and administrative fees	—		75		118
Accrued other expenses	—		61		70
Payables:
Capital Shares reacquired	611		738		144
Investment securities purchased	15,253		5,140		—
Collateral obligation on securities loaned, at value	89,823		114,509		101,008

Total Liabilities	107,475		121,369		101,749

Net Assets Applicable to Outstanding Shares	$2,004,114		$1,101,268		$906,319

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,475,074		$840,108		$810,162
Accumulated undistributed (overdistributed) net investment income (operating loss)	21,104		5,536		6,461
Accumulated undistributed (overdistributed) net realized gain (loss)	176,880		91,334		20,654
Net unrealized appreciation (depreciation) of investments	329,252		164,290		69,042
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	1,804		—		—

Total Net Assets	$2,004,114		$1,101,268		$906,319

Capital Stock (par value: $.01 a share):
Shares authorized	330,000		490,000		455,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$23,869		$29,848		$3,964
Shares Issued and Outstanding	1,287		2,418		374
Net Asset Value per share	$18.54		$12.34		$10.60

Advisors Select: Net Assets	$18,566		$30,709		$4,227
Shares Issued and Outstanding	1,003		2,503		401
Net Asset Value per share	$18.51		$12.27		$10.55

Advisors Signature: Net Assets	$4,613		$3,426		$1,019
Shares Issued and Outstanding	249		277		97
Net Asset Value per share	$18.55		$12.37		$10.50

Class A: Net Assets	N/A		$68,879		$145,312
Shares Issued and Outstanding			5,533		13,743
Net Asset Value per share			$12.45		$10.57
Maximum Offering Price			$13.17	(B)	$11.19	(B)

Class B: Net Assets	N/A		$27,824		$13,747
Shares Issued and Outstanding			2,258		1,323
Net Asset Value per share			$12.33	(C)	$10.39	(C)

Class C: Net Assets	N/A		$1,182		$970
Shares Issued and Outstanding			95		92
Net Asset Value per share			$12.38	(C)	$10.52	(C)

Class J: Net Assets	N/A		$160,166		$56,114
Shares Issued and Outstanding			13,211		5,353
Net Asset Value per share			$12.12	(C)	$10.48	(C)

Institutional: Net Assets	$1,903,137		$706,735		$670,138
Shares Issued and Outstanding	101,765		56,654		63,219
Net Asset Value per share	$18.70		$12.47		$10.60

Preferred: Net Assets	$36,555		$55,239		$6,587
Shares Issued and Outstanding	1,963		4,455		618
Net Asset Value per share	$18.62		$12.40		$10.66

Select: Net Assets	$17,374		$17,260		$4,241
Shares Issued and Outstanding	934		1,389		399
Net Asset Value per share	$18.61		$12.42		$10.62

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

					Partners LargeCap
	Partners LargeCap		Partners LargeCap		Value
Amounts in thousands, except per share amounts	Growth Fund I		Growth Fund II		Fund

Investment in securities—at cost	$1,761,006		$832,993		$2,479,379

Assets
Investment in securities—at value	$2,058,273	(A)	$961,623	(A)	$2,948,041	(A)
Cash	57,677		5,834		48,035
Receivables:
Capital Shares sold	776		340		721
Dividends and interest	756		408		3,765
Expense reimbursement from Manager	5		8		5
Expense reimbursement from Underwriter	2		1		6
Investment securities sold	5,361		15,676		6,040
Variation margin on futures contracts	—		197		400
Other assets	1		—		—

Total Assets	2,122,851		984,087		3,007,013
Liabilities
Accrued management and investment advisory fees	1,130		699		1,813
Accrued administrative service fees	10		9		47
Accrued distribution fees	55		21		141
Accrued service fees	13		10		57
Accrued transfer and administrative fees	70		3		80
Accrued other expenses	54		12		64
Payables:
Capital Shares reacquired	2,233		21		8,667
Foreign currency contracts	—		25		—
Indebtedness	—		—		25
Investment securities purchased	18,474		7,774		10,283
Collateral obligation on securities loaned, at value	224,569		120,719		195,123

Total Liabilities	246,608		129,293		216,300

Net Assets Applicable to Outstanding Shares	$1,876,243		$854,794		$2,790,713

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,506,020		$627,327		$2,124,727
Accumulated undistributed (overdistributed) net investment income (operating loss)	1,183		—		35,816
Accumulated undistributed (overdistributed) net realized gain (loss)	71,773		98,827		161,178
Net unrealized appreciation (depreciation) of investments	297,267		128,665		468,992
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	—		(25)		—

Total Net Assets	$1,876,243		$854,794		$2,790,713

Capital Stock (par value: $.01 a share):
Shares authorized	540,000		470,000		550,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$26,373		$9,884		$139,292
Shares Issued and Outstanding	2,796		1,025		8,618
Net Asset Value per share	$9.43		$9.65		$16.16

Advisors Select: Net Assets	$18,098		$14,150		$63,577
Shares Issued and Outstanding	1,978		1,486		4,059
Net Asset Value per share	$9.15		$9.52		$15.66

Advisors Signature: Net Assets	$1,480		$1,727		$8,782
Shares Issued and Outstanding	157		176		557
Net Asset Value per share	$9.38		$9.81		$15.75

Class A: Net Assets	$55,689		$1,235		$69,156
Shares Issued and Outstanding	5,894		125		4,356
Net Asset Value per share	$9.45		$9.91		$15.88
Maximum Offering Price	$10.00	(B)	$10.49	(B)	$16.80	(B)

Class B: Net Assets	$12,656		N/A		$23,269
Shares Issued and Outstanding	1,368				1,473
Net Asset Value per share	$9.25	(C)			$15.81	(C)

Class C: Net Assets	$652		$418		$1,363
Shares Issued and Outstanding	69		42		86
Net Asset Value per share	$9.50	(C)	$9.84	(C)	$15.80	(C)

Class J: Net Assets	$52,111		$30,363		$132,320
Shares Issued and Outstanding	5,865		3,263		8,445
Net Asset Value per share	$8.88	(C)	$9.30	(C)	$15.67	(C)

Institutional: Net Assets	$1,668,453		$750,044		$2,156,908
Shares Issued and Outstanding	173,924		74,622		135,564
Net Asset Value per share	$9.59		$10.05		$15.91

Preferred: Net Assets	$34,416		$24,856		$136,082
Shares Issued and Outstanding	3,624		2,520		8,572
Net Asset Value per share	$9.50		$9.86		$15.88

Select: Net Assets	$6,315		$22,117		$59,964
Shares Issued and Outstanding	673		2,260		3,795
Net Asset Value per share	$9.39		$9.79		$15.80

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Partners LargeCap		Partners LargeCap		Partners MidCap
Amounts in thousands, except per share amounts	Value Fund I		Value Fund II		Growth Fund

Investment in securities—at cost	$1,040,526		$209,803		$728,462

Assets
Investment in securities—at value	$1,164,631	(A)	$249,454	(A)	$884,171	(A)
Cash	17,889		452		41,789
Receivables:
Capital Shares sold	466		6		604
Dividends and interest	746		341		411
Expense reimbursement from Manager	—		—		13
Expense reimbursement from Underwriter	—		—		2
Investment securities sold	8,572		611		10,823

Total Assets	1,192,304		250,864		937,813
Liabilities
Accrued management and investment advisory fees	682		179		593
Accrued administrative service fees	4		—		11
Accrued distribution fees	5		1		48
Accrued service fees	5		1		14
Accrued transfer and administrative fees	—		—		37
Accrued other expenses	—		—		30
Payables:
Capital Shares reacquired	480		815		760
Investment securities purchased	5,042		127		22,440
Collateral obligation on securities loaned, at value	151,248		9,313		188,616

Total Liabilities	157,466		10,436		212,549

Net Assets Applicable to Outstanding Shares	$1,034,838		$240,428		$725,264

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$877,597		$183,599		$523,661
Accumulated undistributed (overdistributed) net investment income (operating loss)	9,983		3,476		—
Accumulated undistributed (overdistributed) net realized gain (loss)	23,153		13,702		45,894
Net unrealized appreciation (depreciation) of investments	124,105		39,651		155,709

Total Net Assets	$1,034,838		$240,428		$725,264

Capital Stock (par value: $.01 a share):
Shares authorized	280,000		505,000		455,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$7,005		$2,666		$32,810
Shares Issued and Outstanding	470		214		2,657
Net Asset Value per share	$14.91		$12.45		$12.35

Advisors Select: Net Assets	$6,886		$299		$14,941
Shares Issued and Outstanding	463		24		1,244
Net Asset Value per share	$14.86		$12.42		$12.01

Advisors Signature: Net Assets	$5,520		$155		$871
Shares Issued and Outstanding	371		12		73
Net Asset Value per share	$14.90		$12.40		$11.88

Class A: Net Assets	N/A		N/A		$39,400
Shares Issued and Outstanding					3,285
Net Asset Value per share					$11.99
Maximum Offering Price					$12.69	(B)

Class B: Net Assets	N/A		N/A		$12,895
Shares Issued and Outstanding					1,095
Net Asset Value per share					$11.78	(C)

Class C: Net Assets	N/A		N/A		$1,070
Shares Issued and Outstanding					89
Net Asset Value per share					$11.99	(C)

Class J: Net Assets	N/A		N/A		$38,498
Shares Issued and Outstanding					3,347
Net Asset Value per share					$11.50	(C)

Institutional: Net Assets	$1,003,450		$234,534		$536,957
Shares Issued and Outstanding	66,787		18,754		43,964
Net Asset Value per share	$15.02		$12.51		$12.21

Preferred: Net Assets	$9,406		$2,624		$20,495
Shares Issued and Outstanding	629		211		1,641
Net Asset Value per share	$14.98		$12.49		$12.49

Select: Net Assets	$2,571		$150		$27,327
Shares Issued and Outstanding	172		12		2,215
Net Asset Value per share	$14.95		$12.48		$12.34

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Partners MidCap		Partners MidCap		Partners MidCap
Amounts in thousands, except per share amounts	Growth Fund I		Growth Fund II		Value Fund

Investment in securities—at cost	$369,385		$643,689		$817,088

Assets
Investment in securities—at value	$404,761	(A)	$678,798	(A)	$851,222	(A)
Cash	855		22,727		4,003
Receivables:
Capital Shares sold	33		15		221
Dividends and interest	124		292		442
Expense reimbursement from Manager	3		—		—
Expense reimbursement from Underwriter	—		—		4
Investment securities sold	4,777		9,164		4,487

Total Assets	410,553		710,996		860,379
Liabilities
Accrued management and investment advisory fees	278		489		619
Accrued administrative service fees	2		5		15
Accrued distribution fees	3		5		65
Accrued service fees	2		5		18
Accrued transfer and administrative fees	1		—		29
Accrued other expenses	5		—		37
Payables:
Capital Shares reacquired	58		1,895		1,815
Indebtedness	—		—		70
Investment securities purchased	4,518		1,826		2,092
Collateral obligation on securities loaned, at value	73,545		129,417		135,669

Total Liabilities	78,412		133,642		140,429

Net Assets Applicable to Outstanding Shares	$332,141		$577,354		$719,950

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$261,490		$498,624		$613,904
Accumulated undistributed (overdistributed) net investment income (operating loss)	46		—		3,218
Accumulated undistributed (overdistributed) net realized gain (loss)	35,229		43,621		68,694
Net unrealized appreciation (depreciation) of investments	35,376		35,109		34,134

Total Net Assets	$332,141		$577,354		$719,950

Capital Stock (par value: $.01 a share):
Shares authorized	430,000		705,000		440,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$3,329		$11,328		$35,378
Shares Issued and Outstanding	255		966		2,249
Net Asset Value per share	$13.05		$11.73		$15.73

Advisors Select: Net Assets	$3,685		$2,641		$24,123
Shares Issued and Outstanding	285		226		1,579
Net Asset Value per share	$12.96		$11.67		$15.28

Advisors Signature: Net Assets	$1,103		$3,131		$1,940
Shares Issued and Outstanding	85		269		123
Net Asset Value per share	$12.96		$11.62		$15.73

Class A: Net Assets	$3,573		N/A		$12,310
Shares Issued and Outstanding	273				775
Net Asset Value per share	$13.10				$15.88
Maximum Offering Price	$13.86	(B)			$16.80	(B)

Class B: Net Assets	N/A		N/A		$2,087
Shares Issued and Outstanding					133
Net Asset Value per share					$15.71	(C)

Class C: Net Assets	$332		N/A		$1,307
Shares Issued and Outstanding	25				83
Net Asset Value per share	$13.02	(C)			$15.79	(C)

Class J: Net Assets	N/A		N/A		$99,206
Shares Issued and Outstanding					6,557
Net Asset Value per share					$15.13	(C)

Institutional: Net Assets	$311,595		$540,371		$491,544
Shares Issued and Outstanding	23,358		45,059		30,713
Net Asset Value per share	$13.34		$11.99		$16.00

Preferred: Net Assets	$4,921		$8,786		$28,701
Shares Issued and Outstanding	372		742		1,815
Net Asset Value per share	$13.23		$11.84		$15.82

Select: Net Assets	$3,603		$11,097		$23,354
Shares Issued and Outstanding	274		942		1,488
Net Asset Value per share	$13.16		$11.78		$15.70

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Partners MidCap		Partners SmallCap		Partners SmallCap
Amounts in thousands, except per share amounts	Value Fund I		Blend Fund		Growth Fund I

Investment in securities—at cost	$1,071,826		$215,213		$206,407

Assets
Investment in securities—at value	$1,145,664	(A)	$224,222	(A)	$239,845	(A)
Cash	18,406		—		7,351
Receivables:
Capital Shares sold	139		3		175
Dividends and interest	571		76		38
Expense reimbursement from Underwriter	—		—		1
Investment securities sold	12,191		177		2,484

Total Assets	1,176,971		224,478		249,894
Liabilities
Accrued management and investment advisory fees	847		153		183
Accrued administrative service fees	7		1		2
Accrued distribution fees	8		1		6
Accrued service fees	8		1		2
Accrued transfer and administrative fees	—		—		2
Accrued other expenses	—		—		6
Cash overdraft	—		139		—
Payables:
Capital Shares reacquired	1,872		513		24
Indebtedness	292		—		—
Investment securities purchased	8,024		—		4,584
Collateral obligation on securities loaned, at value	170,169		46,768		43,931

Total Liabilities	181,227		47,576		48,740

Net Assets Applicable to Outstanding Shares	$995,744		$176,902		$201,154

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$814,295		$146,249		$152,926
Accumulated undistributed (overdistributed) net investment income (operating loss)	5,386		—		—
Accumulated undistributed (overdistributed) net realized gain (loss)	102,225		21,644		14,790
Net unrealized appreciation (depreciation) of investments	73,838		9,009		33,438

Total Net Assets	$995,744		$176,902		$201,154

Capital Stock (par value: $.01 a share):
Shares authorized	280,000		265,000		290,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$18,303		$3,443		$3,315
Shares Issued and Outstanding	1,236		214		291
Net Asset Value per share	$14.82		$16.10		$11.38

Advisors Select: Net Assets	$6,485		$860		$2,040
Shares Issued and Outstanding	440		54		181
Net Asset Value per share	$14.73		$15.93		$11.22

Advisors Signature: Net Assets	$4,008		$213		$202
Shares Issued and Outstanding	272		13		18
Net Asset Value per share	$14.72		$16.13		$11.50

Class J: Net Assets	N/A		N/A		$12,437
Shares Issued and Outstanding					1,152
Net Asset Value per share					$10.79	(B)

Institutional: Net Assets	$942,226		$171,101		$173,460
Shares Issued and Outstanding	62,983		10,322		14,678
Net Asset Value per share	$14.96		$16.58		$11.82

Preferred: Net Assets	$15,984		$348		$8,766
Shares Issued and Outstanding	1,073		21		750
Net Asset Value per share	$14.91		$16.37		$11.68

Select: Net Assets	$8,738		$937		$934
Shares Issued and Outstanding	587		57		81
Net Asset Value per share	$14.86		$16.26		$11.53

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Partners SmallCap		Partners SmallCap		Partners SmallCap
Amounts in thousands, except per share amounts	Growth Fund II		Growth Fund III		Value Fund

Investment in securities—at cost	$741,848		$410,876		$232,680

Assets
Investment in securities—at value	$882,953	(A)	$446,872	(A)	$252,232	(A)
Cash	23,472		6,231		1,406
Receivables:
Capital Shares sold	166		231		16
Dividends and interest	132		57		140
Expense reimbursement from Manager	13		—		—
Expense reimbursement from Underwriter	1		—		1
Investment securities sold	8,455		7,571		2,311

Total Assets	915,192		460,962		256,106
Liabilities
Accrued management and investment advisory fees	605		333		177
Accrued administrative service fees	10		1		3
Accrued distribution fees	32		1		8
Accrued service fees	12		1		3
Accrued transfer and administrative fees	29		—		3
Accrued other expenses	29		—		5
Payables:
Capital Shares reacquired	1,058		—		708
Indebtedness	—		—		690
Investment securities purchased	3,388		8,221		561
Collateral obligation on securities loaned, at value	192,241		89,708		54,305

Total Liabilities	197,404		98,265		56,463

Net Assets Applicable to Outstanding Shares	$717,788		$362,697		$199,643

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$540,358		$301,284		$135,300
Accumulated undistributed (overdistributed) net investment income (operating loss)	—		75		232
Accumulated undistributed (overdistributed) net realized gain (loss)	36,325		25,342		44,559
Net unrealized appreciation (depreciation) of investments	141,105		35,996		19,552

Total Net Assets	$717,788		$362,697		$199,643

Capital Stock (par value: $.01 a share):
Shares authorized	440,000		280,000		305,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$17,704		$1,654		$9,055
Shares Issued and Outstanding	1,773		125		604
Net Asset Value per share	$9.98		$13.23		$14.98

Advisors Select: Net Assets	$15,348		$904		$2,092
Shares Issued and Outstanding	1,574		68		142
Net Asset Value per share	$9.75		$13.15		$14.73

Advisors Signature: Net Assets	$1,945		$818		$311
Shares Issued and Outstanding	192		62		20
Net Asset Value per share	$10.12		$13.13		$15.21

Class A: Net Assets	$19,434		N/A		N/A
Shares Issued and Outstanding	1,913
Net Asset Value per share	$10.16
Maximum Offering Price	$10.75	(B)

Class B: Net Assets	$7,842		N/A		N/A
Shares Issued and Outstanding	787
Net Asset Value per share	$9.97	(C)

Class C: Net Assets	$502		N/A		N/A
Shares Issued and Outstanding	50
Net Asset Value per share	$10.10	(C)

Class J: Net Assets	$27,431		N/A		$12,675
Shares Issued and Outstanding	2,947				872
Net Asset Value per share	$9.31	(C)			$14.54	(C)

Institutional: Net Assets	$577,388		$353,376		$162,045
Shares Issued and Outstanding	55,545		26,152		10,330
Net Asset Value per share	$10.39		$13.51		$15.69

Preferred: Net Assets	$40,400		$5,268		$12,463
Shares Issued and Outstanding	3,958		394		810
Net Asset Value per share	$10.21		$13.38		$15.39

Select: Net Assets	$9,794		$677		$1,002
Shares Issued and Outstanding	970		50		66
Net Asset Value per share	$10.09		$13.32		$15.19

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Partners SmallCap		Partners SmallCap		Preferred
Amounts in thousands, except per share amounts	Value Fund I		Value Fund II		Securities Fund

Investment in securities—at cost	$609,337		$452,374		$905,768

Assets
Investment in securities—at value	$630,321	(A)	$454,508	(A)	$869,872	(A)
Cash	13,174		10,272		20,192
Receivables:
Capital Shares sold	71		99		6,912
Dividends and interest	475		214		7,142
Expense reimbursement from Manager	—		—		10
Expense reimbursement from Underwriter	—		—		1
Investment securities sold	2,400		1,008		—
Variation margin on futures contracts	114		—		—

Total Assets	646,555		466,101		904,129
Liabilities
Accrued management and investment advisory fees	402		313		520
Accrued administrative service fees	9		1		—
Accrued distribution fees	9		2		44
Accrued service fees	11		2		—
Accrued transfer and administrative fees	—		—		9
Accrued other expenses	—		—		18
Payables:
Capital Shares reacquired	1,346		2,491		326
Dividends payable	—		—		4,230
Indebtedness	768		—		—
Investment securities purchased	7,094		554		1,172
Collateral obligation on securities loaned, at value	171,919		98,938		52,855

Total Liabilities	181,558		102,301		59,174

Net Assets Applicable to Outstanding Shares	$464,997		$363,800		$844,955

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$409,046		$314,834		$889,321
Accumulated undistributed (overdistributed) net investment income (operating loss)	2,010		586		721
Accumulated undistributed (overdistributed) net realized gain (loss)	32,887		46,246		(9,191)
Net unrealized appreciation (depreciation) of investments	21,054		2,134		(35,896)

Total Net Assets	$464,997		$363,800		$844,955

Capital Stock (par value: $.01 a share):
Shares authorized	265,000		280,000		455,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$19,382		$12,654		$1,911
Shares Issued and Outstanding	1,070		984		190
Net Asset Value per share	$18.11		$12.87		$10.04

Advisors Select: Net Assets	$12,723		$1,721		$681
Shares Issued and Outstanding	709		134		68
Net Asset Value per share	$17.94		$12.77		$10.02

Advisors Signature: Net Assets	$2,937		$321		$545
Shares Issued and Outstanding	162		25		54
Net Asset Value per share	$18.11		$12.78		$10.05

Class A: Net Assets	N/A		N/A		$81,441
Shares Issued and Outstanding					8,059
Net Asset Value per share					$10.11
Maximum Offering Price					$10.59	(B)

Class C: Net Assets	N/A		N/A		$21,750
Shares Issued and Outstanding					2,152
Net Asset Value per share					$10.11	(C)

Class J: Net Assets	N/A		N/A		$25,471
Shares Issued and Outstanding					2,554
Net Asset Value per share					$9.97	(C)

Institutional: Net Assets	$394,734		$343,408		$712,347
Shares Issued and Outstanding	21,426		26,268		70,743
Net Asset Value per share	$18.42		$13.07		$10.07

Preferred: Net Assets	$26,176		$3,703		$575
Shares Issued and Outstanding	1,429		285		57
Net Asset Value per share	$18.32		$12.99		$10.05

Select: Net Assets	$9,045		$1,993		$234
Shares Issued and Outstanding	495		154		23
Net Asset Value per share	$18.28		$12.94		$10.03

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Principal LifeTime		Principal LifeTime		Principal LifeTime
Amounts in thousands, except per share amounts	2010 Fund		2020 Fund		2030 Fund

Investment in affiliated securities—at cost	$1,623,798		$3,202,141		$2,675,086

Assets
Investment in affiliated securities—at value	$1,802,720		$3,649,630		$3,120,453
Receivables:
Capital Shares sold	3,507		3,640		2,401
Dividends and interest	3,144		4,199		2,284
Expense reimbursement from Manager	5		15		17
Expense reimbursement from Underwriter	12		24		20

Total Assets	1,809,388		3,657,508		3,125,175
Liabilities
Accrued management and investment advisory fees	183		369		315
Accrued administrative service fees	43		87		76
Accrued distribution fees	170		347		292
Accrued service fees	52		105		92
Accrued transfer and administrative fees	11		32		44
Accrued other expenses	24		48		51
Payables:
Capital Shares reacquired	81		468		474

Total Liabilities	564		1,456		1,344

Net Assets Applicable to Outstanding Shares	$1,808,824		$3,656,052		$3,123,831

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,574,447		$3,109,079		$2,598,454
Accumulated undistributed (overdistributed) net investment income (operating loss)	25,438		27,710		13,334
Accumulated undistributed (overdistributed) net realized gain (loss)	30,017		71,774		66,676
Net unrealized appreciation (depreciation) of investments	178,922		447,489		445,367

Total Net Assets	$1,808,824		$3,656,052		$3,123,831

Capital Stock (par value: $.01 a share):
Shares authorized	485,000		635,000		735,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$87,602		$175,110		$161,519
Shares Issued and Outstanding	6,228		11,681		10,626
Net Asset Value per share	$14.07		$14.99		$15.20

Advisors Select: Net Assets	$53,760		$107,765		$98,270
Shares Issued and Outstanding	3,833		7,216		6,496
Net Asset Value per share	$14.02		$14.93		$15.13

Advisors Signature: Net Assets	$14,507		$35,530		$28,841
Shares Issued and Outstanding	1,030		2,369		1,903
Net Asset Value per share	$14.08		$15.00		$15.15

Class A: Net Assets	$33,273		$52,923		$39,873
Shares Issued and Outstanding	2,338		3,491		2,605
Net Asset Value per share	$14.23		$15.16		$15.30
Maximum Offering Price	$15.06	(A)	$16.04	(A)	$16.19	(A)

Class B: Net Assets	N/A		$11,033		$9,058
Shares Issued and Outstanding			730		593
Net Asset Value per share			$15.12	(B)	$15.28	(B)

Class C: Net Assets	$5,492		$7,038		$7,651
Shares Issued and Outstanding	388		467		503
Net Asset Value per share	$14.15	(B)	$15.07	(B)	$15.22	(B)

Class J: Net Assets	$286,278		$579,671		$473,037
Shares Issued and Outstanding	20,285		38,582		31,102
Net Asset Value per share	$14.11	(B)	$15.02	(B)	$15.21	(B)

Institutional: Net Assets	$1,116,351		$2,266,328		$1,953,928
Shares Issued and Outstanding	78,577		149,918		127,919
Net Asset Value per share	$14.21		$15.12		$15.27

Preferred: Net Assets	$152,317		$299,458		$234,264
Shares Issued and Outstanding	10,776		19,894		15,362
Net Asset Value per share	$14.13		$15.05		$15.25

Select: Net Assets	$59,244		$121,196		$117,390
Shares Issued and Outstanding	4,200		8,069		7,562
Net Asset Value per share	$14.10		$15.02		$15.52

(A)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(B)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

					Principal LifeTime
	Principal LifeTime		Principal LifeTime		Strategic Income
Amounts in thousands, except per share amounts	2040 Fund		2050 Fund		Fund

Investment in affiliated securities—at cost	$1,331,089		$551,871		$537,866

Assets
Investment in affiliated securities—at value	$1,555,329		$651,816		$562,348
Receivables:
Capital Shares sold	2,336		1,127		182
Dividends and interest	670		185		1,793
Expense reimbursement from Manager	15		18		3
Expense reimbursement from Underwriter	8		2		4

Total Assets	1,558,358		653,148		564,330
Liabilities
Accrued management and investment advisory fees	157		65		58
Accrued administrative service fees	35		13		13
Accrued distribution fees	126		37		61
Accrued service fees	41		15		16
Accrued transfer and administrative fees	27		10		2
Accrued other expenses	37		18		18
Payables:
Capital Shares reacquired	363		6		1,026

Total Liabilities	786		164		1,194

Net Assets Applicable to Outstanding Shares	$1,557,572		$652,984		$563,136

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,298,093		$535,843		$515,151
Accumulated undistributed (overdistributed) net investment income (operating loss)	3,224		1,047		16,200
Accumulated undistributed (overdistributed) net realized gain (loss)	32,015		16,149		7,303
Net unrealized appreciation (depreciation) of investments	224,240		99,945		24,482

Total Net Assets	$1,557,572		$652,984		$563,136

Capital Stock (par value: $.01 a share):
Shares authorized	475,000		500,000		500,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$75,682		$25,931		$29,428
Shares Issued and Outstanding	4,856		1,706		2,301
Net Asset Value per share	$15.59		$15.20		$12.79

Advisors Select: Net Assets	$44,449		$19,012		$25,462
Shares Issued and Outstanding	2,856		1,254		1,991
Net Asset Value per share	$15.56		$15.17		$12.79

Advisors Signature: Net Assets	$15,053		$4,967		$4,777
Shares Issued and Outstanding	966		327		373
Net Asset Value per share	$15.59		$15.19		$12.81

Class A: Net Assets	$24,434		$14,930		$15,668
Shares Issued and Outstanding	1,569		972		1,210
Net Asset Value per share	$15.57		$15.36		$12.95
Maximum Offering Price	$16.48	(A)	$16.25	(A)	$13.56	(B)

Class B: Net Assets	$6,161		$2,106		$758
Shares Issued and Outstanding	400		138		59
Net Asset Value per share	$15.42	(C)	$15.21	(C)	$12.82	(C)

Class C: Net Assets	$3,162		$1,560		$2,577
Shares Issued and Outstanding	204		102		200
Net Asset Value per share	$15.49	(C)	$15.28	(C)	$12.87	(C)

Class J: Net Assets	$194,722		$42,254		$95,309
Shares Issued and Outstanding	12,472		2,810		7,439
Net Asset Value per share	$15.61	(C)	$15.04	(C)	$12.81	(C)

Institutional: Net Assets	$1,039,113		$487,265		$341,609
Shares Issued and Outstanding	66,065		31,810		26,447
Net Asset Value per share	$15.73		$15.32		$12.92

Preferred: Net Assets	$108,005		$36,041		$35,806
Shares Issued and Outstanding	6,890		2,359		2,778
Net Asset Value per share	$15.68		$15.28		$12.89

Select: Net Assets	$46,791		$18,918		$11,742
Shares Issued and Outstanding	2,997		1,240		915
Net Asset Value per share	$15.61		$15.25		$12.83

(A)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Real Estate		SAM Balanced		SAM Conservative
Amounts in thousands, except per share amounts	Securities Fund		Portfolio		Balanced Portfolio

Investment in securities—at cost	$1,673,113		$—		$—

Investment in affiliated securities—at cost	$—		$3,856,003		$560,292

Assets
Investment in affiliated securities—at value	—		$4,944,917		$660,134
Investment in securities—at value	$1,780,868	(A)	$—		$—
Cash	10		—		—
Receivables:
Capital Shares sold	1,598		5,026		769
Dividends and interest	1,527		7,361		1,649
Expense reimbursement from Manager	58		7		7
Expense reimbursement from Underwriter	8		—		—
Investment securities sold	1,904		—		—

Total Assets	1,785,973		4,957,311		662,559
Liabilities
Accrued management and investment advisory fees	1,138		1,281		172
Accrued administrative service fees	19		—		—
Accrued distribution fees	161		2,515		355
Accrued service fees	23		1		1
Accrued transfer and administrative fees	203		523		61
Accrued directors’ expenses	—		1		—
Accrued other expenses	171		298		51
Payables:
Capital Shares reacquired	890		7,487		1,110
Investment securities purchased	6,783		—		—
Collateral obligation on securities loaned, at value	148,079		—		—

Total Liabilities	157,467		12,106		1,750

Net Assets Applicable to Outstanding Shares	$1,628,506		$4,945,205		$660,809

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,143,057		$3,644,541		$540,490
Accumulated undistributed (overdistributed) net investment income (operating loss)	3,706		18,570		3,082
Accumulated undistributed (overdistributed) net realized gain (loss)	373,988		193,180		17,395
Net unrealized appreciation (depreciation) of investments	107,755		1,088,914		99,842

Total Net Assets	$1,628,506		$4,945,205		$660,809

Capital Stock (par value: $.01 a share):
Shares authorized	730,000		1,255,000		855,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$42,136		$1,181		$692
Shares Issued and Outstanding	1,708		74		58
Net Asset Value per share	$24.67		$16.03		$11.87

Advisors Select: Net Assets	$22,550		$17		$24
Shares Issued and Outstanding	925		1		2
Net Asset Value per share	$24.39		$16.03		$11.86

Advisors Signature: Net Assets	$3,842		$17		$11
Shares Issued and Outstanding	155		1		1
Net Asset Value per share	$24.82		$16.03		$11.86

Class A: Net Assets	$124,434		$2,594,033		$317,494
Shares Issued and Outstanding	4,984		160,327		26,608
Net Asset Value per share	$24.97		$16.18		$11.93
Maximum Offering Price	$26.42	(B)	$17.12	(B)	$12.62	(B)

Class B: Net Assets	$31,026		$1,377,682		$159,229
Shares Issued and Outstanding	1,249		85,366		13,369
Net Asset Value per share	$24.83	(C)	$16.14	(C)	$11.91	(C)

Class C: Net Assets	$7,976		$966,785		$181,365
Shares Issued and Outstanding	321		60,230		15,292
Net Asset Value per share	$24.89	(C)	$16.05	(C)	$11.86	(C)

Class J: Net Assets	$195,723		$2,597		$904
Shares Issued and Outstanding	7,952		163		76
Net Asset Value per share	$24.61	(C)	$15.90	(C)	$11.86	(C)

Institutional: Net Assets	$1,110,332		$1,385		$730
Shares Issued and Outstanding	44,487		86		62
Net Asset Value per share	$24.96		$16.03		$11.87

Preferred: Net Assets	$74,228		$11		$11
Shares Issued and Outstanding	3,022		1		1
Net Asset Value per share	$24.56		$16.03		$11.86

Select: Net Assets	$16,259		$1,497		$349
Shares Issued and Outstanding	662		93		29
Net Asset Value per share	$24.54		$16.04		$11.86

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	SAM Conservative		SAM Flexible		SAM Strategic
Amounts in thousands, except per share amounts	Growth Portfolio		Income Portfolio		Growth Portfolio

Investment in affiliated securities—at cost	$2,992,808		$709,687		$1,857,129

Assets
Investment in affiliated securities—at value	$4,104,835		$796,002		$2,590,636
Receivables:
Capital Shares sold	2,543		724		2,620
Dividends and interest	2,633		2,713		627
Expense reimbursement from Manager	7		8		7

Total Assets	4,110,018		799,447		2,593,890
Liabilities
Accrued management and investment advisory fees	1,062		210		667
Accrued distribution fees	2,176		426		1,386
Accrued service fees	1		—		—
Accrued transfer and administrative fees	497		104		381
Accrued directors’ expenses	—		—		1
Accrued other expenses	272		66		220
Payables:
Capital Shares reacquired	5,062		1,757		3,548

Total Liabilities	9,070		2,563		6,203

Net Assets Applicable to Outstanding Shares	$4,100,948		$796,884		$2,587,687

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,754,064		$699,403		$1,731,731
Accumulated undistributed (overdistributed) net investment income (operating loss)	21,316		2,695		4,206
Accumulated undistributed (overdistributed) net realized gain (loss)	213,541		8,471		118,243
Net unrealized appreciation (depreciation) of investments	1,112,027		86,315		733,507

Total Net Assets	$4,100,948		$796,884		$2,587,687

Capital Stock (par value: $.01 a share):
Shares authorized	1,255,000		955,000		1,055,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$721		$302		$780
Shares Issued and Outstanding	38		25		37
Net Asset Value per share	$18.77		$11.90		$20.95

Advisors Select: Net Assets	$30		$101		$45
Shares Issued and Outstanding	2		8		2
Net Asset Value per share	$18.74		$11.90		$20.92

Advisors Signature: Net Assets	$24		$10		$44
Shares Issued and Outstanding	1		1		2
Net Asset Value per share	$18.72		$11.89		$20.90

Class A: Net Assets	$2,002,371		$393,734		$1,232,964
Shares Issued and Outstanding	105,174		33,021		57,943
Net Asset Value per share	$19.04		$11.92		$21.28
Maximum Offering Price	$20.15	(A)	$12.48	(B)	$22.52	(A)

Class B: Net Assets	$1,089,177		$258,168		$730,737
Shares Issued and Outstanding	59,321		21,681		36,270
Net Asset Value per share	$18.36	(C)	$11.91	(C)	$20.15	(C)

Class C: Net Assets	$1,000,468		$143,587		$616,494
Shares Issued and Outstanding	54,907		12,122		30,540
Net Asset Value per share	$18.22	(C)	$11.85	(C)	$20.19	(C)

Class J: Net Assets	$3,643		$501		$3,826
Shares Issued and Outstanding	194		42		183
Net Asset Value per share	$18.75	(C)	$11.89	(C)	$20.94	(C)

Institutional: Net Assets	$1,459		$93		$1,481
Shares Issued and Outstanding	77		8		70
Net Asset Value per share	$18.85		$11.90		$21.04

Preferred: Net Assets	$15		$11		$11
Shares Issued and Outstanding	1		1		1
Net Asset Value per share	$18.81		$11.89		$21.00

Select: Net Assets	$3,040		$377		$1,305
Shares Issued and Outstanding	162		32		62
Net Asset Value per share	$18.79		$11.89		$20.98

(A)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Short-Term Bond		Short-Term Income		SmallCap Blend
Amounts in thousands, except per share amounts	Fund		Fund		Fund

Investment in securities—at cost	$346,344		$237,766		$405,756

Assets
Investment in securities—at value	$342,924	(A)	$235,692	(A)	$451,593	(A)
Cash	622		10		10
Receivables:
Capital Shares sold	1,029		787		22
Dividends and interest	2,767		2,505		181
Expense reimbursement from Manager	5		3		4
Expense reimbursement from Underwriter	3		—		—
Investment securities sold	72		8		2,586
Variation margin on futures contracts	—		48		—
Other assets	—		—		1

Total Assets	347,422		239,053		454,397
Liabilities
Accrued management and investment advisory fees	99		87		227
Accrued administrative service fees	3		—		1
Accrued distribution fees	44		12		68
Accrued service fees	4		—		1
Accrued transfer and administrative fees	27		13		124
Accrued other expenses	37		16		92
Payables:
Capital Shares reacquired	254		203		367
Dividends payable	417		812		—
Investment securities purchased	2,783		—		3,678
Options and swaptions contracts written (premiums received $70, $0 and $0)	3		—		—
Unrealized loss on swap agreements	21		—		—
Variation margin on futures contracts	41		—		—
Collateral obligation on securities loaned, at value	48,158		27,768		95,869

Total Liabilities	51,891		28,911		100,427

Net Assets Applicable to Outstanding Shares	$295,531		$210,142		$353,970

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$309,133		$216,564		$280,105
Accumulated undistributed (overdistributed) net investment income (operating loss)	(494)		75		—
Accumulated undistributed (overdistributed) net realized gain (loss)	(9,669)		(4,355)		28,028
Net unrealized appreciation (depreciation) of investments	(3,439)		(2,142)		45,837

Total Net Assets	$295,531		$210,142		$353,970

Capital Stock (par value: $.01 a share):
Shares authorized	655,000		550,000		455,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$21,024		N/A		$1,930
Shares Issued and Outstanding	2,135				108
Net Asset Value per share	$9.85				$17.86

Advisors Select: Net Assets	$82		N/A		$2,626
Shares Issued and Outstanding	9				149
Net Asset Value per share	$9.82				$17.67

Advisors Signature: Net Assets	$156		N/A		$414
Shares Issued and Outstanding	16				23
Net Asset Value per share	$9.79				$17.72

Class A: Net Assets	$89,390		$36,639		$118,157
Shares Issued and Outstanding	9,132		3,160		6,583
Net Asset Value per share	$9.79	(B)	$11.59	(B)	$17.95	(C)
Maximum Offering Price	$10.04		$11.89		$18.99

Class B: Net Assets	N/A		N/A		$22,058
Shares Issued and Outstanding					1,254
Net Asset Value per share					$17.60	(D)

Class C: Net Assets	$1,585		$4,952		$1,573
Shares Issued and Outstanding	162		427		88
Net Asset Value per share	$9.79	(D)	$11.60	(D)	$17.85	(D)

Class J: Net Assets	$62,768		N/A		$159,977
Shares Issued and Outstanding	6,405				9,264
Net Asset Value per share	$9.80	(D)			$17.27	(D)

Institutional: Net Assets	$114,649		$168,551		$42,510
Shares Issued and Outstanding	11,710		14,534		2,330
Net Asset Value per share	$9.79		$11.60		$18.24

Preferred: Net Assets	$3,591		N/A		$2,584
Shares Issued and Outstanding	368				141
Net Asset Value per share	$9.77				$18.28

Select: Net Assets	$2,286		N/A		$2,141
Shares Issued and Outstanding	236				118
Net Asset Value per share	$9.71				$18.14

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 2.50% of the offering price or 2.56% of the net asset value.

(C)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(D)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	SmallCap Growth		SmallCap S&P 600		SmallCap Value
Amounts in thousands, except per share amounts	Fund		Index Fund		Fund

Investment in securities—at cost	$543,395		$582,919		$757,295

Assets
Investment in securities—at value	$601,856	(A)	$638,804	(A)	$764,015	(A)
Cash	10		10		10
Receivables:
Capital Shares sold	420		537		379
Dividends and interest	86		286		352
Expense reimbursement from Manager	—		—		4
Expense reimbursement from Underwriter	2		4		3
Investment securities sold	2,311		—		4,178

Total Assets	604,685		639,641		768,941
Liabilities
Accrued management and investment advisory fees	315		63		387
Accrued administrative service fees	—		22		8
Accrued distribution fees	51		55		49
Accrued service fees	1		27		10
Accrued transfer and administrative fees	54		20		25
Accrued directors’ expenses	1		—		—
Accrued other expenses	18		24		41
Payables:
Capital Shares reacquired	357		158		225
Investment securities purchased	1,058		1,334		—
Collateral obligation on securities loaned, at value	124,573		127,754		153,420

Total Liabilities	126,428		129,457		154,165

Net Assets Applicable to Outstanding Shares	$478,257		$510,184		$614,776

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$397,494		$413,932		$564,618
Accumulated undistributed (overdistributed) net investment income (operating loss)	—		2,516		3,362
Accumulated undistributed (overdistributed) net realized gain (loss)	22,302		37,851		40,076
Net unrealized appreciation (depreciation) of investments	58,461		55,885		6,720

Total Net Assets	$478,257		$510,184		$614,776

Capital Stock (par value: $.01 a share):
Shares authorized	705,000		305,000		830,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$1,862		$50,068		$14,069
Shares Issued and Outstanding	183		2,558		747
Net Asset Value per share	$10.18		$19.57		$18.83

Advisors Select: Net Assets	$848		$25,125		$8,117
Shares Issued and Outstanding	84		1,294		436
Net Asset Value per share	$10.07		$19.42		$18.63

Advisors Signature: Net Assets	$204		$4,520		$1,431
Shares Issued and Outstanding	21		236		76
Net Asset Value per share	$9.93		$19.18		$18.63

Class A: Net Assets	$115,046		N/A		$23,033
Shares Issued and Outstanding	11,306				1,224
Net Asset Value per share	$10.18	(B)			$18.82	(B)
Maximum Offering Price	$10.77				$19.92

Class B: Net Assets	$7,549		N/A		$4,545
Shares Issued and Outstanding	750				244
Net Asset Value per share	$10.07	(C)			$18.59	(C)

Class C: Net Assets	$1,730		N/A		$4,496
Shares Issued and Outstanding	171				240
Net Asset Value per share	$10.10	(C)			$18.72	(C)

Class J: Net Assets	$41,871		$87,109		$70,236
Shares Issued and Outstanding	4,374		4,648		3,845
Net Asset Value per share	$9.57	(C)	$18.74		$18.27	(C)

Institutional: Net Assets	$307,452		$235,208		$443,376
Shares Issued and Outstanding	30,113		12,140		23,444
Net Asset Value per share	$10.21		$19.37		$18.91

Preferred: Net Assets	$1,352		$90,876		$37,447
Shares Issued and Outstanding	130		4,604		1,969
Net Asset Value per share	$10.44		$19.74		$19.02

Select: Net Assets	$343		$17,278		$8,026
Shares Issued and Outstanding	33		877		424
Net Asset Value per share	$10.38		$19.70		$18.93

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(C)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of assets and liabilities
Principal Investors Fund, Inc.
October 31, 2007

	Ultra Short Bond		West Coast Equity
Amounts in thousands, except per share amounts	Fund		Fund

Investment in securities—at cost	$214,934		$1,500,952

Assets
Investment in securities—at value	$204,947	(A)	$2,262,200	(A)
Cash	201		10
Receivables:
Capital Shares sold	1,286		1,092
Dividends and interest	1,548		659
Expense reimbursement from Manager	4		—
Expense reimbursement from Underwriter	1		—
Investment securities sold	115		4,375
Prepaid transfer and administrative fees	2		—

Total Assets	208,104		2,268,336
Liabilities
Accrued management and investment advisory fees	69		761
Accrued administrative service fees	2		—
Accrued distribution fees	22		375
Accrued service fees	2		—
Accrued transfer and administrative fees	—		245
Accrued directors’ expenses	—		2
Accrued other expenses	21		3
Payables:
Capital Shares reacquired	239		1,678
Dividends payable	939		—
Investment securities purchased	1,017		3,265
Options and swaptions contracts written (premiums received $28 and $0)	1		—
Collateral obligation on securities loaned, at value	2,025		351,127

Total Liabilities	4,337		357,456

Net Assets Applicable to Outstanding Shares.	$203,767		$1,910,880

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$214,402		$1,019,903
Accumulated undistributed (overdistributed) net investment income (operating loss)	65		7,937
Accumulated undistributed (overdistributed) net realized gain (loss)	(712)		121,792
Net unrealized appreciation (depreciation) of investments	(9,988)		761,248

Total Net Assets	$203,767		$1,910,880

Capital Stock (par value: $.01 a share):
Shares authorized	695,000		600,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets	$2,437		N/A
Shares Issued and Outstanding	257
Net Asset Value per share	$9.50

Advisors Select: Net Assets	$8,180		N/A
Shares Issued and Outstanding	863
Net Asset Value per share	$9.48

Advisors Signature: Net Assets	$11		N/A
Shares Issued and Outstanding	1
Net Asset Value per share	$9.48

Class A: Net Assets	$15,700		$956,005
Shares Issued and Outstanding	1,643		19,371
Net Asset Value per share	$9.55	(B)	$49.35	(C)
Maximum Offering Price	$9.65		$52.22

Class B: Net Assets	N/A		$185,705
Shares Issued and Outstanding			4,286
Net Asset Value per share			$43.33	(D)

Class C: Net Assets	$2,856		$22,174
Shares Issued and Outstanding	299		509
Net Asset Value per share	$9.55	(D)	$43.53	(D)

Class J: Net Assets	$33,820		N/A
Shares Issued and Outstanding	3,566
Net Asset Value per share	$9.48	(D)

Institutional: Net Assets	$138,500		$746,996
Shares Issued and Outstanding	14,505		14,964
Net Asset Value per share	$9.55		$49.92

Preferred: Net Assets	$2,252		N/A
Shares Issued and Outstanding	236
Net Asset Value per share	$9.53

Select: Net Assets	$11		N/A
Shares Issued and Outstanding	1
Net Asset Value per share	$9.46

(A)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.

(B)	Maximum offering price equals net asset value plus a front-end sales charge of 1.00% of the offering price or 1.01% of the net asset value.

(C)	Maximum offering price equals net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.

(D)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

		Disciplined
	Bond & Mortgage	LargeCap Blend	Diversified
Amounts in thousands	Securities Fund	Fund	International Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$595	$49,182	$49,699
Withholding tax on foreign dividends	—	—	(5,679)
Interest	132,125	313	879
Securities lending	2,817	496	1,211

Total Income	135,537	49,991	46,110
Expenses:
Management and investment advisory fees	11,828	17,159	17,026
Distribution fees — Advisors Preferred	148	23	173
Distribution fees — Advisors Select	123	7	88
Distribution fees — Advisors Signature	20	5	24
Distribution fees — Class A	413	1,384	1,374
Distribution fees — Class B	238	563	599
Distribution fees — Class C	10	19	105
Distribution fees — Class J	1,241	N/A	1,217
Distribution fees — Select	24	5	29
Administrative service fees — Advisors Preferred	88	14	104
Administrative service fees — Advisors Select	82	4	58
Administrative service fees — Advisors Signature	16	4	19
Administrative service fees — Preferred	113	2	90
Administrative service fees — Select	31	7	38
Registration fees — Class A	22	113	48
Registration fees — Class B	17	21	16
Registration fees — Class C	24	20	19
Registration fees — Class J	27	N/A	36
Service fees — Advisors Preferred	101	15	117
Service fees — Advisors Select	102	6	73
Service fees — Advisors Signature	14	3	17
Service fees — Preferred	154	3	123
Service fees — Select	36	8	43
Shareholder reports — Class A	41	82	105
Shareholder reports — Class B	10	28	20
Shareholder reports — Class C	—	—	2
Shareholder reports — Class J	77	N/A	63
Transfer and administrative fees — Class A	422	544	1,057
Transfer and administrative fees — Class B	106	152	211
Transfer and administrative fees — Class C	4	7	20
Transfer and administrative fees — Class J	402	N/A	297
Auditing and legal fees	—	6	12
Custodian fees	—	2	674
Directors’ expenses	—	8	18
Other expenses	4	17	27

Total Gross Expenses	15,938	20,231	23,942
Less: Reimbursement from Manager — Advisors Preferred	—	—	6
Less: Reimbursement from Manager — Advisors Select	—	—	2
Less: Reimbursement from Manager — Advisors Signature	—	—	1
Less: Reimbursement from Manager — Class A	200	312	401
Less: Reimbursement from Manager — Class B	110	—	—
Less: Reimbursement from Manager — Class C	26	22	24
Less: Reimbursement from Manager — Institutional	—	—	62
Less: Reimbursement from Manager — Preferred	—	—	8
Less: Reimbursement from Manager — Select	—	—	2
Less: Reimbursement from Underwriter — Class J	104	N/A	105

Total Net Expenses	15,498	19,897	23,331

Net Investment Income (Operating Loss)	120,039	30,094	22,779
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $0, $0 and $130, respectively)	(4,011)	416,449	309,184
Foreign currency transactions	—	—	(660)
Futures contracts	(2,093)	—	—
Options and swaptions	(318)	—	—
Swap agreements	(10)	—	—
Change in unrealized appreciation/depreciation of:
Investments(net of deferred foreign tax payable of $0, $0 and $64, respectively)	(32,375)	(63,496)	258,737
Futures contracts	(325)	—	—
Swap agreements	(1,636)	—	—
Translation of assets and liabilities in foreign currencies	—	—	24

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(40,768)	352,953	567,285

Net Increase (Decrease) in Net Assets Resulting from Operations	$79,271	$383,047	$590,064

See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Equity Income Fund	Global Real Estate	Government & High
Amounts in thousands	I	Securities Fund(B)	Quality Bond Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$95,894	$10	$—
Withholding tax on foreign dividends	—	(1)	—
Interest	10,148	2	19,775
Securities lending	760	—	245

Total Income	106,802	11	20,020
Expenses:
Management and investment advisory fees	22,206	4	1,519
Distribution fees — Advisors Preferred	N/A	N/A	25
Distribution fees — Advisors Select	N/A	N/A	28
Distribution fees — Advisors Signature	N/A	N/A	2
Distribution fees — Class A	4,457	1	498
Distribution fees — Class B	3,746	N/A	357
Distribution fees — Class C	2,839	1	5
Distribution fees — Class J	N/A	N/A	519
Distribution fees — Select	N/A	N/A	3
Administrative service fees — Advisors Preferred	N/A	N/A	15
Administrative service fees — Advisors Select	N/A	N/A	19
Administrative service fees — Advisors Signature	N/A	N/A	2
Administrative service fees — Preferred	N/A	N/A	16
Administrative service fees — Select	N/A	N/A	3
Registration fees — Class A	205	2	15
Registration fees — Class B	52	N/A	16
Registration fees — Class C	35	2	24
Registration fees — Class J	N/A	N/A	20
Service fees — Advisors Preferred	N/A	N/A	17
Service fees — Advisors Select	N/A	N/A	23
Service fees — Advisors Signature	N/A	N/A	2
Service fees — Preferred	N/A	N/A	21
Service fees — Select	N/A	N/A	4
Shareholder reports — Class A	130	—	40
Shareholder reports — Class B	63	N/A	11
Shareholder reports — Class C	21	—	—
Shareholder reports — Class J	N/A	N/A	37
Transfer and administrative fees — Class A	1,068	1	425
Transfer and administrative fees — Class B	515	N/A	115
Transfer and administrative fees — Class C	201	—	2
Transfer and administrative fees — Class J	N/A	N/A	200
Auditing and legal fees	15	1	—
Custodian fees	24	1	—
Directors’ expenses	48	—	—
Registration fees(A)	65	—	—
Shareholder reports(A)	50	—	—
Transfer and administrative fees(A)	52	—	—
Other expenses	67	1	1

Total Gross Expenses	35,859	14	3,984
Less: Reimbursement from Manager — Class A	—	4	—
Less: Reimbursement from Manager — Class C	—	3	26
Less: Reimbursement from Manager — Institutional	—	1	—
Less: Reimbursement from Underwriter — Class J	N/A	N/A	43

Total Net Expenses	35,859	6	3,915

Net Investment Income (Operating Loss)	70,943	5	16,105
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	367,678	(11)	(373)
Futures contracts	—	—	(1,797)
Options and swaptions	—	—	(40)
Swap agreements	—	—	(175)
Change in unrealized appreciation/depreciation of:
Investments	106,018	64	(506)
Futures contracts	—	—	409
Options and swaptions	—	—	(4)
Swap agreements	—	—	98
Translation of assets and liabilities in foreign currencies	—	(5)	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	473,696	48	(2,388)

Net Increase (Decrease) in Net Assets Resulting from Operations	$544,639	$53	$13,717

(A)	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.

(B)	Period from October 1, 2007, date operations commenced, through October 31, 2007.
See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	High Quality
	Intermediate—Term
Amounts in thousands	Bond Fund	High Yield Fund	High Yield Fund II

Net Investment Income (Operating Loss)
Income:
Dividends	$127	$—	$6,595
Withholding tax on foreign dividends	—	—	(176)
Interest	8,631	13,855	107,721
Securities lending	114	52	507

Total Income	8,872	13,907	114,647
Expenses:
Management and investment advisory fees	643	1,155	7,857
Distribution fees — Advisors Preferred	119	N/A	N/A
Distribution fees — Advisors Select	27	N/A	N/A
Distribution fees — Advisors Signature	4	N/A	N/A
Distribution fees — Class A	N/A	N/A	1,519
Distribution fees — Class B	N/A	N/A	857
Distribution fees — Class C	N/A	N/A	1,185
Distribution fees — Class J	175	N/A	N/A
Distribution fees — Select	3	N/A	N/A
Administrative service fees — Advisors Preferred	71	N/A	N/A
Administrative service fees — Advisors Select	18	N/A	N/A
Administrative service fees — Advisors Signature	3	N/A	N/A
Administrative service fees — Preferred	48	N/A	N/A
Administrative service fees — Select	4	N/A	N/A
Registration fees — Class A	N/A	N/A	64
Registration fees — Class B	N/A	N/A	36
Registration fees — Class C	N/A	N/A	32
Registration fees — Class J	16	N/A	N/A
Service fees — Advisors Preferred	81	N/A	N/A
Service fees — Advisors Select	22	N/A	N/A
Service fees — Advisors Signature	2	N/A	N/A
Service fees — Preferred	66	N/A	N/A
Service fees — Select	5	N/A	N/A
Shareholder reports — Class A	N/A	N/A	58
Shareholder reports — Class B	N/A	N/A	13
Shareholder reports — Class C	N/A	N/A	12
Shareholder reports — Class J	11	N/A	N/A
Transfer and administrative fees — Class A	N/A	N/A	295
Transfer and administrative fees — Class B	N/A	N/A	82
Transfer and administrative fees — Class C	N/A	N/A	73
Transfer and administrative fees — Class J	68	N/A	N/A
Auditing and legal fees	—	—	23
Custodian fees	—	—	12
Directors’ expenses	—	—	23
Registration fees(A)	—	—	18
Shareholder reports(A)	—	—	6
Transfer and administrative fees(A)	—	—	6
Other expenses	1	1	59

Total Gross Expenses	1,387	1,156	12,230
Less: Reimbursement from Manager — Class B	N/A	N/A	26
Less: Reimbursement from Underwriter — Class J	14	N/A	N/A

Total Net Expenses	1,373	1,156	12,204

Net Investment Income (Operating Loss)	7,499	12,751	102,443
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	28	364	53,124
Foreign currency transactions	—	—	357
Futures contracts	(173)	—	—
Options and swaptions	(16)	—	—
Swap agreements	(247)	—	—
Change in unrealized appreciation/depreciation of:
Investments	(2,025)	(340)	(24,723)
Futures contracts	7	—	—
Swap agreements	(49)	—	(509)
Translation of assets and liabilities in foreign currencies	—	—	94

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(2,475)	24	28,343

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,024	$12,775	$130,786

(A)	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.
See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

			International
		Inflation Protection	Emerging Markets
Amounts in thousands	Income Fund	Fund	Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$—	$—	$24,795
Withholding tax on foreign dividends	—	—	(2,421)
Interest	72,168	19,394	764
Securities lending	466	383	340

Total Income	72,634	19,777	23,478
Expenses:
Management and investment advisory fees	6,033	1,355	10,244
Distribution fees — Advisors Preferred	N/A	3	37
Distribution fees — Advisors Select	N/A	2	27
Distribution fees — Advisors Signature	N/A	—	12
Distribution fees — Class A	357	11	310
Distribution fees — Class B	898	N/A	193
Distribution fees — Class C	110	3	29
Distribution fees — Class J	N/A	29	1,001
Distribution fees — Select	N/A	—	7
Administrative service fees — Advisors Preferred	N/A	2	22
Administrative service fees — Advisors Select	N/A	1	18
Administrative service fees — Advisors Signature	N/A	—	9
Administrative service fees — Preferred	N/A	—	28
Administrative service fees — Select	N/A	1	10
Registration fees — Class A	42	17	26
Registration fees — Class B	29	N/A	17
Registration fees — Class C	22	24	25
Registration fees — Class J	N/A	14	33
Service fees — Advisors Preferred	N/A	2	25
Service fees — Advisors Select	N/A	2	23
Service fees — Advisors Signature	N/A	—	8
Service fees — Preferred	N/A	—	38
Service fees — Select	N/A	—	11
Shareholder reports — Class A	22	1	30
Shareholder reports — Class B	14	N/A	7
Shareholder reports — Class C	2	—	1
Shareholder reports — Class J	N/A	2	46
Transfer and administrative fees — Class A	136	13	323
Transfer and administrative fees — Class B	90	N/A	72
Transfer and administrative fees — Class C	14	2	8
Transfer and administrative fees — Class J	N/A	14	224
Auditing and legal fees	16	—	—
Custodian fees	3	—	—
Directors’ expenses(A)	2	—	—
Registration fees(A)	18	—	—
Shareholder reports(A)	15	—	—
Transfer and administrative fees	5	—	—
Other expenses	12	1	4

Total Gross Expenses	7,840	1,499	12,868
Less: Reimbursement from Manager — Class A	—	20	—
Less: Reimbursement from Manager — Class B	9	N/A	—
Less: Reimbursement from Manager — Class C	21	25	16
Less: Reimbursement from Manager — Class J	N/A	12	—
Less: Reimbursement from Underwriter — Class J	N/A	3	87

Total Net Expenses	7,810	1,439	12,765

Net Investment Income (Operating Loss)	64,824	18,338	10,713
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $0, $0 and $538, respectively)	(189)	(2,875)	222,837
Foreign currency transactions	—	—	(1,684)
Futures contracts	—	3
Options and swaptions	—	6	—
Swap agreements	—	(629)	—
Change in unrealized appreciation/depreciation of:
Investments(net of deferred foreign tax payable of $0, $0 and $2,147, respectively)	(8,675)	(5,645)	292,872
Options and swaptions	—	(5)	—
Swap agreements	—	3,587	—
Translation of assets and liabilities in foreign currencies	—	—	39

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(8,864)	(5,558)	514,064

Net Increase (Decrease) in Net Assets Resulting from Operations	$55,960	$12,780	$524,777

(A)	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.
See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	International Growth	LargeCap Growth	LargeCap S&P 500
Amounts in thousands	Fund	Fund	Index Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$41,586	$26,459	$19,503
Withholding tax on foreign dividends	(4,710)	—	—
Interest	1,498	6,271	1,437
Securities lending	1,717	421	151

Total Income	40,091	33,151	21,091
Expenses:
Management and investment advisory fees	17,585	19,226	1,588
Distribution fees — Advisors Preferred	85	112	378
Distribution fees — Advisors Select	46	59	218
Distribution fees — Advisors Signature	10	27	32
Distribution fees — Class A	—	1,024	127
Distribution fees — Class B	N/A	803	N/A
Distribution fees — Class C	—	32	11
Distribution fees — Class J	373	194	1,996
Distribution fees — Select	22	20	55
Administrative service fees — Advisors Preferred	51	67	227
Administrative service fees — Advisors Select	31	39	145
Administrative service fees — Advisors Signature	8	22	26
Administrative service fees — Preferred	25	80	250
Administrative service fees — Select	28	26	71
Registration fees — Class A	3	57	19
Registration fees — Class B	N/A	33	N/A
Registration fees — Class C	2	16	24
Registration fees — Class J	18	19	20
Service fees — Advisors Preferred	58	76	257
Service fees — Advisors Select	39	49	182
Service fees — Advisors Signature	7	19	23
Service fees — Preferred	35	109	341
Service fees — Select	32	30	82
Shareholder reports — Class A	—	151	25
Shareholder reports — Class B	N/A	62	N/A
Shareholder reports — Class C	—	1	—
Shareholder reports — Class J	20	11	93
Transfer and administrative fees — Class A	1	1,244	263
Transfer and administrative fees — Class B	N/A	327	N/A
Transfer and administrative fees — Class C	1	9	4
Transfer and administrative fees — Class J	108	69	467
Auditing and legal fees	—	5	—
Directors’ expenses	—	6	—
Other expenses	3	8	3

Total Gross Expenses	18,591	24,032	6,927
Less: Reimbursement from Manager — Class A	3	—	—
Less: Reimbursement from Manager — Class C	4	12	27
Less: Reimbursement from Underwriter — Class J	32	16	168

Total Net Expenses	18,552	24,004	6,732

Net Investment Income (Operating Loss)	21,539	9,147	14,359
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	200,721	330,863	11,252
Foreign currency transactions	51	—	—
Futures contracts	—	—	3,859
Change in unrealized appreciation/depreciation of:
Investments	260,354	539,047	107,495
Futures contracts	—	—	(626)
Translation of assets and liabilities in foreign currencies	44	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	461,170	869,910	121,980

Net Increase (Decrease) in Net Assets Resulting from Operations	$482,709	$879,057	$136,339

See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	LargeCap Value		MidCap Growth
Amounts in thousands	Fund	MidCap Blend Fund	Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$17,773	$8,737	$115
Interest	824	346	59
Securities lending	67	211	32

Total Income	18,664	9,294	206
Expenses:
Management and investment advisory fees	3,539	5,662	227
Distribution fees — Advisors Preferred	8	21	3
Distribution fees — Advisors Select	13	9	5
Distribution fees — Advisors Signature	3	3	1
Distribution fees — Class A	729	1,414	N/A
Distribution fees — Class B	212	658	N/A
Distribution fees — Class C	4	15	N/A
Distribution fees — Class J	288	938	112
Distribution fees — Select	2	6	—
Administrative service fees — Advisors Preferred	5	13	2
Administrative service fees — Advisors Select	9	6	3
Administrative service fees — Advisors Signature	2	2	1
Administrative service fees — Preferred	14	28	3
Administrative service fees — Select	2	8	—
Registration fees — Class A	19	26	N/A
Registration fees — Class B	16	19	N/A
Registration fees — Class C	23	24	N/A
Registration fees — Class J	19	27	18
Service fees — Advisors Preferred	5	14	2
Service fees — Advisors Select	11	8	4
Service fees — Advisors Signature	2	2	—
Service fees — Preferred	18	38	4
Service fees — Select	3	9	1
Shareholder reports — Class A	69	126	N/A
Shareholder reports — Class B	9	23	N/A
Shareholder reports — Class C	—	1	N/A
Shareholder reports — Class J	16	54	8
Transfer and administrative fees — Class A	677	1,277	N/A
Transfer and administrative fees — Class B	107	261	N/A
Transfer and administrative fees — Class C	4	6	N/A
Transfer and administrative fees — Class J	86	260	48
Other expenses	2	3	—

Total Gross Expenses	5,916	10,961	442
Less: Reimbursement from Manager — Class A	—	646	N/A
Less: Reimbursement from Manager — Class B	—	490	N/A
Less: Reimbursement from Manager — Class C	26	27	N/A
Less: Reimbursement from Underwriter — Class J	24	80	9

Total Net Expenses	5,866	9,718	433

Net Investment Income (Operating Loss)	12,798	(424)	(227)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	66,496	86,633	4,007
Futures contracts	624	—	—
Change in unrealized appreciation/depreciation of:
Investments	(8,631)	59,289	6,323
Futures contracts	649	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	59,138	145,922	10,330

Net Increase (Decrease) in Net Assets Resulting from Operations	$71,936	$145,498	$10,103

See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	MidCap S&P 400
Amounts in thousands	Index Fund	MidCap Stock Fund	MidCap Value Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$2,791	$14,197	$2,581
Interest	237	2,348	55
Securities lending	121	186	38

Total Income	3,149	16,731	2,674
Expenses:
Management and investment advisory fees	311	7,000	981
Distribution fees — Advisors Preferred	97	N/A	4
Distribution fees — Advisors Select	79	N/A	4
Distribution fees — Advisors Signature	14	N/A	1
Distribution fees — Class A	N/A	646	N/A
Distribution fees — Class B	N/A	327	N/A
Distribution fees — Class C	N/A	108	N/A
Distribution fees — Class J	199	N/A	701
Distribution fees — Select	15	N/A	2
Administrative service fees — Advisors Preferred	58	N/A	3
Administrative service fees — Advisors Select	53	N/A	3
Administrative service fees — Advisors Signature	12	N/A	—
Administrative service fees — Preferred	67	N/A	4
Administrative service fees — Select	19	N/A	3
Registration fees — Class A	N/A	32	N/A
Registration fees — Class B	N/A	24	N/A
Registration fees — Class C	N/A	21	N/A
Registration fees — Class J	16	N/A	24
Service fees — Advisors Preferred	66	N/A	3
Service fees — Advisors Select	66	N/A	4
Service fees — Advisors Signature	10	N/A	—
Service fees — Preferred	92	N/A	5
Service fees — Select	22	N/A	3
Shareholder reports — Class A	N/A	12	N/A
Shareholder reports — Class B	N/A	7	N/A
Shareholder reports — Class C	N/A	2	N/A
Shareholder reports — Class J	10	N/A	39
Transfer and administrative fees — Class A	N/A	156	N/A
Transfer and administrative fees — Class B	N/A	82	N/A
Transfer and administrative fees — Class C	N/A	22	N/A
Transfer and administrative fees — Class J	61	N/A	189
Auditing and legal fees	—	15	—
Custodian fees	—	3	—
Directors’ expenses(A)	—	6	—
Registration fees(A)	—	10	—
Shareholder reports(A)	—	9	—
Transfer and administrative fees	—	7	—
Other expenses	1	10	1

Total Gross Expenses	1,268	8,499	1,974
Less: Reimbursement from Manager — Class B	N/A	14	N/A
Less: Reimbursement from Manager — Class C	N/A	25	N/A
Less: Reimbursement from Underwriter — Class J	17	N/A	59

Total Net Expenses	1,251	8,460	1,915

Net Investment Income (Operating Loss)	1,898	8,271	759
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	14,100	102,638	11,248
Futures contracts	418	—	—
Change in unrealized appreciation/depreciation of:
Investments	13,288	(70,737)	921
Futures contracts	(5)	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	27,801	31,901	12,169

Net Increase (Decrease) in Net Assets Resulting from Operations	$29,699	$40,172	$12,928

(A)	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.
See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

		Mortgage Securities	Partners Global
Amounts in thousands	Money Market Fund	Fund	Equity Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$—	$—	$687
Withholding tax on foreign dividends	—	—	(70)
Interest	108,601	89,842	8
Securities lending	—	91	9

Total Income	108,601	89,933	634
Expenses:
Management and investment advisory fees	7,761	8,378	320
Distribution fees — Advisors Preferred	53	N/A	4
Distribution fees — Advisors Select	48	N/A	5
Distribution fees — Advisors Signature	13	N/A	2
Distribution fees — Class A	N/A	234	N/A
Distribution fees — Class B	268	718	N/A
Distribution fees — Class C	63	78	N/A
Distribution fees — Class J	422	N/A	N/A
Distribution fees — Select	10	N/A	1
Administrative service fees — Advisors Preferred	32	N/A	2
Administrative service fees — Advisors Select	32	N/A	3
Administrative service fees — Advisors Signature	11	N/A	2
Administrative service fees — Preferred	72	N/A	—
Administrative service fees — Select	13	N/A	2
Registration fees — Class A	104	34	N/A
Registration fees — Class B	16	25	N/A
Registration fees — Class C	19	22	N/A
Registration fees — Class J	31	N/A	N/A
Service fees — Advisors Preferred	36	N/A	3
Service fees — Advisors Select	40	N/A	4
Service fees — Advisors Signature	10	N/A	2
Service fees — Preferred	99	N/A	—
Service fees — Select	15	N/A	2
Shareholder reports — Class A	—	16	N/A
Shareholder reports — Class B	—	12	N/A
Shareholder reports — Class C	—	1	N/A
Shareholder reports — Class J	55	N/A	N/A
Transfer and administrative fees — Class A	643	114	N/A
Transfer and administrative fees — Class B	—	86	N/A
Transfer and administrative fees — Class C	—	10	N/A
Transfer and administrative fees — Class J	495	N/A	N/A
Auditing and legal fees	2	17	—
Custodian fees	—	5	—
Directors’ expenses	39	—	—
Registration fees(A)	—	14	—
Shareholder reports(A)	—	11	—
Transfer and administrative fees(A)	—	8	—
Other expenses	46	16	—

Total Gross Expenses	10,448	9,799	352
Less: Reimbursement from Manager — Class A	—	13	N/A
Less: Reimbursement from Manager — Class B	9	10	N/A
Less: Reimbursement from Manager — Class C	—	23	N/A

Total Net Expenses	10,439	9,753	352

Net Investment Income (Operating Loss)	98,162	80,180	282
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	—	(1,062)	2,440
Foreign currency transactions	—	—	15
Change in unrealized appreciation/depreciation of:
Investments	—	2,431	2,110
Translation of assets and liabilities in foreign currencies	—	—	(1)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	—	1,369	4,564

Net Increase (Decrease) in Net Assets Resulting from Operations	$98,162	$81,549	$4,846

(A)	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.
See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Partners	Partners LargeCap	Partners LargeCap
Amounts in thousands	International Fund	Blend Fund	Blend Fund I

Net Investment Income (Operating Loss)
Income:
Dividends	$39,884	$17,224	$11,436
Withholding tax on foreign dividends	(4,350)	—	—
Interest	1,473	225	491
Securities lending	1,038	160	117

Total Income	38,045	17,609	12,044
Expenses:
Management and investment advisory fees	16,318	7,589	3,051
Distribution fees — Advisors Preferred	48	82	10
Distribution fees — Advisors Select	50	93	13
Distribution fees — Advisors Signature	10	10	3
Distribution fees — Class A	N/A	163	348
Distribution fees — Class B	N/A	260	153
Distribution fees — Class C	N/A	5	4
Distribution fees — Class J	N/A	681	267
Distribution fees — Select	13	16	3
Administrative service fees — Advisors Preferred	29	49	6
Administrative service fees — Advisors Select	33	62	9
Administrative service fees — Advisors Signature	8	8	2
Administrative service fees — Preferred	33	54	6
Administrative service fees — Select	17	20	5
Registration fees — Class A	N/A	22	18
Registration fees — Class B	N/A	17	15
Registration fees — Class C	N/A	24	22
Registration fees — Class J	N/A	26	18
Service fees — Advisors Preferred	33	56	7
Service fees — Advisors Select	41	77	11
Service fees — Advisors Signature	8	7	2
Service fees — Preferred	44	73	8
Service fees — Select	20	24	5
Shareholder reports — Class A	N/A	19	52
Shareholder reports — Class B	N/A	8	7
Shareholder reports — Class C	N/A	—	—
Shareholder reports — Class J	N/A	31	11
Transfer and administrative fees — Class A	N/A	224	531
Transfer and administrative fees — Class B	N/A	79	97
Transfer and administrative fees — Class C	N/A	3	3
Transfer and administrative fees — Class J	N/A	156	55
Other expenses	4	3	1

Total Gross Expenses	16,709	9,941	4,743
Less: Reimbursement from Manager — Class C	N/A	25	24
Less: Reimbursement from Underwriter — Class J	N/A	59	22

Total Net Expenses	16,709	9,857	4,697

Net Investment Income (Operating Loss)	21,336	7,752	7,347
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	177,387	91,443	26,943
Foreign currency transactions	1,236	—	—
Futures contracts	1,419	623	1,028
Change in unrealized appreciation/depreciation of:
Investments	193,644	47,985	40,551
Futures contracts	2,036	34	200
Translation of assets and liabilities in foreign currencies	1,997	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	377,719	140,085	68,722

Net Increase (Decrease) in Net Assets Resulting from Operations	$399,055	$147,837	$76,069

See accompanying notes.

Statements of operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

			Partners LargeCap
	Partners LargeCap	Partners LargeCap	Value
Amounts in thousands	Growth Fund I	Growth Fund II	Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$14,072	$8,410	$65,879
Interest	730	558	3,700
Securities lending	270	120	442

Total Income	15,072	9,088	70,021
Expenses:
Management and investment advisory fees	11,086	7,650	20,707
Distribution fees — Advisors Preferred	65	22	264
Distribution fees — Advisors Select	51	41	197
Distribution fees — Advisors Signature	4	3	27
Distribution fees — Class A	130	2	174
Distribution fees — Class B	129	N/A	234
Distribution fees — Class C	2	2	6
Distribution fees — Class J	225	119	623
Distribution fees — Select	5	20	54
Administrative service fees — Advisors Preferred	39	13	158
Administrative service fees — Advisors Select	34	28	132
Administrative service fees — Advisors Signature	3	2	22
Administrative service fees — Preferred	33	22	146
Administrative service fees — Select	7	26	71
Registration fees — Class A	17	16	20
Registration fees — Class B	17	N/A	17
Registration fees — Class C	24	25	24
Registration fees — Class J	18	22	24
Service fees — Advisors Preferred	44	15	180
Service fees — Advisors Select	43	34	164
Service fees — Advisors Signature	3	2	19
Service fees — Preferred	45	30	200
Service fees — Select	8	30	81
Shareholder reports — Class A	25	—	21
Shareholder reports — Class B	7	N/A	8
Shareholder reports — Class J	17	8	33
Transfer and administrative fees — Class A	273	10	235
Transfer and administrative fees — Class B	79	N/A	85
Transfer and administrative fees — Class C	3	2	4
Transfer and administrative fees — Class J	93	47	166
Other expenses	4	3	8

Total Gross Expenses	12,533	8,194	24,104
Less: Reimbursement from Manager — Class A	—	23	—
Less: Reimbursement from Manager — Class C	26	26	26
Less: Reimbursement from Manager — Class J	—	4	—
Less: Reimbursement from Underwriter — Class J	19	11	53

Total Net Expenses	12,488	8,130	24,025

Net Investment Income (Operating Loss)	2,584	958	45,996

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	83,419	101,792	158,718
Foreign currency transactions	—	(743)	—
Futures contracts	—	(2,339)	3,238
Change in unrealized appreciation/depreciation of:
Investments	198,841	43,237	(4,318)
Futures contracts	—	(54)	(415)
Translation of assets and liabilities in foreign currencies	—	17	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	282,260	141,910	157,223

Net Increase (Decrease) in Net Assets Resulting from Operations	$284,844	$142,868	$203,219

See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Partners LargeCap	Partners LargeCap	Partners MidCap
Amounts in thousands	Value Fund I	Value Fund II	Growth Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$17,714	$6,464	$2,624
Interest	815	68	396
Securities lending	129	34	332

Total Income	18,658	6,566	3,352
Expenses:
Management and investment advisory fees	6,816	2,168	5,769
Distribution fees — Advisors Preferred	16	6	74
Distribution fees — Advisors Select	19	2	38
Distribution fees — Advisors Signature	18	1	2
Distribution fees — Class A	N/A	N/A	79
Distribution fees — Class B	N/A	N/A	110
Distribution fees — Class C	N/A	N/A	3
Distribution fees — Class J	N/A	N/A	156
Distribution fees — Select	2	—	22
Administrative service fees — Advisors Preferred	10	4	44
Administrative service fees — Advisors Select	12	1	26
Administrative service fees — Advisors Signature	15	—	2
Administrative service fees — Preferred	10	4	29
Administrative service fees — Select	3	—	28
Registration fees — Class A	N/A	N/A	18
Registration fees — Class B	N/A	N/A	16
Registration fees — Class C	N/A	N/A	24
Registration fees — Class J	N/A	N/A	17
Service fees — Advisors Preferred	11	4	50
Service fees — Advisors Select	16	1	32
Service fees — Advisors Signature	13	1	2
Service fees — Preferred	14	5	39
Service fees — Select	3	—	33
Shareholder reports — Class A	N/A	N/A	13
Shareholder reports — Class B	N/A	N/A	4
Shareholder reports — Class J	N/A	N/A	10
Transfer and administrative fees — Class A	N/A	N/A	152
Transfer and administrative fees — Class B	N/A	N/A	49
Transfer and administrative fees — Class C	N/A	N/A	2
Transfer and administrative fees — Class J	N/A	N/A	55
Other expenses	2	1	2

Total Gross Expenses	6,980	2,198	6,900
Less: Reimbursement from Manager — Class A	N/A	N/A	24
Less: Reimbursement from Manager — Class B	N/A	N/A	12
Less: Reimbursement from Manager — Class C	N/A	N/A	25
Less: Reimbursement from Underwriter — Class J	N/A	N/A	13

Total Net Expenses	6,980	2,198	6,826

Net Investment Income (Operating Loss)	11,678	4,368	(3,474)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	23,159	13,702	53,603
Change in unrealized appreciation/depreciation of:
Investments	61,495	5,968	110,075

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	84,654	19,670	163,678

Net Increase (Decrease) in Net Assets Resulting from Operations	$96,332	$24,038	$160,204

See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Partners MidCap	Partners MidCap	Partners MidCap
Amounts in thousands	Growth Fund I	Growth Fund II	Value Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$2,650	$3,151	$12,940
Interest	43	310	346
Securities lending	259	429	508

Total Income	2,952	3,890	13,794
Expenses:
Management and investment advisory fees	2,884	5,880	7,552
Distribution fees — Advisors Preferred	5	28	90
Distribution fees — Advisors Select	6	7	78
Distribution fees — Advisors Signature	1	9	6
Distribution fees — Class A	8	N/A	31
Distribution fees — Class B	N/A	N/A	17
Distribution fees — Class C	1	N/A	5
Distribution fees — Class J	N/A	N/A	517
Distribution fees — Select	2	10	23
Administrative service fees — Advisors Preferred	3	17	54
Administrative service fees — Advisors Select	4	5	52
Administrative service fees — Advisors Signature	1	7	5
Administrative service fees — Preferred	3	8	32
Administrative service fees — Select	3	13	30
Registration fees — Class A	17	N/A	12
Registration fees — Class B	N/A	N/A	11
Registration fees — Class C	25	N/A	24
Registration fees — Class J	N/A	N/A	20
Service fees — Advisors Preferred	3	19	61
Service fees — Advisors Select	5	6	65
Service fees — Advisors Signature	1	7	4
Service fees — Preferred	4	10	45
Service fees — Select	3	15	34
Shareholder reports — Class A	1	N/A	4
Shareholder reports — Class B	N/A	N/A	1
Shareholder reports — Class J	N/A	N/A	24
Transfer and administrative fees — Class A	18	N/A	43
Transfer and administrative fees — Class B	N/A	N/A	10
Transfer and administrative fees — Class C	2	N/A	4
Transfer and administrative fees — Class J	N/A	N/A	97
Other expenses	1	2	5

Total Gross Expenses	3,001	6,043	8,956
Less: Reimbursement from Manager — Class A	21	N/A	–
Less: Reimbursement from Manager — Class B	N/A	N/A	13
Less: Reimbursement from Manager — Class C	26	N/A	26
Less: Reimbursement from Underwriter — Class J	N/A	N/A	43

Total Net Expenses	2,954	6,043	8,874

Net Investment Income (Operating Loss)	(2)	(2,153)	4,920

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	35,378	47,369	69,564
Change in unrealized appreciation/depreciation of:
Investments	11,344	16,781	(15,888)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	46,722	64,150	53,676

Net Increase (Decrease) in Net Assets Resulting from Operations	$46,720	$61,997	$58,596

See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Partners MidCap	Partners SmallCap	Partners SmallCap
Amounts in thousands	Value Fund I	Blend Fund	Growth Fund I

Net Investment Income (Operating Loss)
Income:
Dividends	$16,262	$1,770	$459
Interest	459	26	106
Securities lending	323	212	164

Total Income	17,044	2,008	729
Expenses:
Management and investment advisory fees	9,572	2,039	1,692
Distribution fees — Advisors Preferred	38	9	6
Distribution fees — Advisors Select	16	3	5
Distribution fees — Advisors Signature	11	1	—
Distribution fees — Class J	N/A	N/A	53
Distribution fees — Select	7	1	1
Administrative service fees — Advisors Preferred	22	6	4
Administrative service fees — Advisors Select	11	2	3
Administrative service fees — Advisors Signature	9	1	—
Administrative service fees — Preferred	17	—	7
Administrative service fees — Select	9	1	1
Registration fees — Class J	N/A	N/A	17
Service fees — Advisors Preferred	26	6	4
Service fees — Advisors Select	13	3	4
Service fees — Advisors Signature	8	1	1
Service fees — Preferred	23	1	10
Service fees — Select	11	1	1
Shareholder reports — Class J	N/A	N/A	4
Transfer and administrative fees — Class J	N/A	N/A	29
Other expenses	3	1	1

Total Gross Expenses	9,796	2,076	1,843
Less: Reimbursement from Underwriter — Class J	N/A	N/A	5

Total Net Expenses	9,796	2,076	1,838

Net Investment Income (Operating Loss)	7,248	(68)	(1,109)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	102,607	21,756	16,083
Change in unrealized appreciation/depreciation of:
Investments	(22,178)	(3,004)	24,329

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	80,429	18,752	40,412

Net Increase (Decrease) in Net Assets Resulting from Operations	$87,677	$18,684	$39,303

See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Partners SmallCap	Partners SmallCap	Partners SmallCap
Amounts in thousands	Growth Fund II	Growth Fund III	Value Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$1,325	$679	$2,601
Interest	495	322	93
Securities lending	1,213	294	303

Total Income	3,033	1,295	2,997
Expenses:
Management and investment advisory fees	6,638	3,237	2,532
Distribution fees — Advisors Preferred	41	3	22
Distribution fees — Advisors Select	42	3	9
Distribution fees — Advisors Signature	4	3	1
Distribution fees — Class A	44	N/A	N/A
Distribution fees — Class B	76	N/A	N/A
Distribution fees — Class C	1	N/A	N/A
Distribution fees — Class J	116	N/A	65
Distribution fees — Select	8	—	1
Administrative service fees — Advisors Preferred	24	1	13
Administrative service fees — Advisors Select	28	2	6
Administrative service fees — Advisors Signature	3	2	1
Administrative service fees — Preferred	39	4	18
Administrative service fees — Select	11	1	1
Registration fees — Class A	17	N/A	N/A
Registration fees — Class B	16	N/A	N/A
Registration fees — Class C	24	N/A	N/A
Registration fees — Class J	17	N/A	18
Service fees — Advisors Preferred	28	2	15
Service fees — Advisors Select	35	2	8
Service fees — Advisors Signature	3	2	1
Service fees — Preferred	53	5	24
Service fees — Select	12	1	1
Shareholder reports — Class A	9	N/A	N/A
Shareholder reports — Class B	4	N/A	N/A
Shareholder reports — Class J	11	N/A	4
Transfer and administrative fees — Class A	116	N/A	N/A
Transfer and administrative fees — Class B	40	N/A	N/A
Transfer and administrative fees — Class C	2	N/A	N/A
Transfer and administrative fees — Class J	62	N/A	31
Other expenses	2	2	—

Total Gross Expenses	7,526	3,270	2,771
Less: Reimbursement from Manager — Class A	17	N/A	N/A
Less: Reimbursement from Manager — Class B	5	N/A	N/A
Less: Reimbursement from Manager — Class C	26	N/A	N/A
Less: Reimbursement from Underwriter — Class J	10	N/A	6

Total Net Expenses	7,468	3,270	2,765

Net Investment Income (Operating Loss)	(4,435)	(1,975)	232

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	42,821	27,502	44,704
Change in unrealized appreciation/depreciation of:
Investments	66,518	21,688	(30,102)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	109,339	49,190	14,602

Net Increase (Decrease) in Net Assets Resulting from Operations	$104,904	$47,215	$14,834

See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Partners SmallCap	Partners SmallCap	Preferred Securities
Amounts in thousands	Value Fund I	Value Fund II	Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$7,108	$4,393	$27,465
Interest	304	125	15,896
Securities lending	430	537	334

Total Income	7,842	5,055	43,695
Expenses:
Management and investment advisory fees	4,891	4,007	4,970
Distribution fees — Advisors Preferred	56	10	3
Distribution fees — Advisors Select	57	4	1
Distribution fees — Advisors Signature	10	1	2
Distribution fees — Class A	N/A	N/A	64
Distribution fees — Class C	N/A	N/A	69
Distribution fees — Class J	N/A	N/A	130
Distribution fees — Select	9	2	—
Administrative service fees — Advisors Preferred	34	6	2
Administrative service fees — Advisors Select	38	3	1
Administrative service fees — Advisors Signature	8	—	1
Administrative service fees — Preferred	27	2	—
Administrative service fees — Select	11	3	—
Registration fees — Class A	N/A	N/A	19
Registration fees — Class C	N/A	N/A	24
Registration fees — Class J	N/A	N/A	15
Service fees — Advisors Preferred	38	7	2
Service fees — Advisors Select	48	3	1
Service fees — Advisors Signature	7	—	1
Service fees — Preferred	37	3	1
Service fees — Select	13	3	—
Shareholder reports — Class A	N/A	N/A	3
Shareholder reports — Class C	N/A	N/A	1
Shareholder reports — Class J	N/A	N/A	9
Transfer and administrative fees — Class A	N/A	N/A	30
Transfer and administrative fees — Class C	N/A	N/A	6
Transfer and administrative fees — Class J	N/A	N/A	55
Other expenses	2	2	1

Total Gross Expenses	5,286	4,056	5,411
Less: Reimbursement from Manager — Class A	N/A	N/A	51
Less: Reimbursement from Manager — Class C	N/A	N/A	30
Less: Reimbursement from Underwriter — Class J	N/A	N/A	11

Total Net Expenses	5,286	4,056	5,319

Net Investment Income (Operating Loss)	2,556	999	38,376

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	33,108	46,369	(4,555)
Futures contracts	1,208	—	—
Change in unrealized appreciation/depreciation of:
Investments	(23,608)	(34,522)	(36,953)
Futures contracts	(674)	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	10,034	11,847	(41,508)

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,590	$12,846	$(3,132)

See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2010 Fund	2020 Fund	2030 Fund

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$46,713	$76,753	$56,233

Total Income	46,713	76,753	56,233
Expenses:
Management and investment advisory fees	1,757	3,388	2,855
Distribution fees — Advisors Preferred	168	318	287
Distribution fees — Advisors Select	140	269	238
Distribution fees — Advisors Signature	35	85	69
Distribution fees — Class A	63	95	72
Distribution fees — Class B	N/A	83	65
Distribution fees — Class C	25	28	29
Distribution fees — Class J	1,185	2,298	1,871
Distribution fees — Select	40	81	81
Administrative service fees — Advisors Preferred	101	191	172
Administrative service fees — Advisors Select	93	180	159
Administrative service fees — Advisors Signature	28	68	55
Administrative service fees — Preferred	128	231	188
Administrative service fees — Select	52	105	106
Registration fees — Class A	20	24	19
Registration fees — Class B	N/A	18	17
Registration fees — Class C	24	24	24
Registration fees — Class J	37	58	48
Service fees — Advisors Preferred	114	216	195
Service fees — Advisors Select	117	224	199
Service fees — Advisors Signature	25	61	49
Service fees — Preferred	175	315	257
Service fees — Select	60	122	122
Shareholder reports — Class A	2	6	7
Shareholder reports — Class B	N/A	1	1
Shareholder reports — Class C	—	1	1
Shareholder reports — Class J	14	31	41
Transfer and administrative fees — Class A	30	70	84
Transfer and administrative fees — Class B	N/A	16	18
Transfer and administrative fees — Class C	4	5	6
Transfer and administrative fees — Class J	89	178	213
Other expenses	4	8	7

Total Gross Expenses	4,530	8,798	7,555
Less: Reimbursement from Manager — Class A	21	51	74
Less: Reimbursement from Manager — Class B	N/A	25	27
Less: Reimbursement from Manager — Class C	25	26	27
Less: Reimbursement from Underwriter — Class J	101	198	162

Total Net Expenses	4,383	8,498	7,265

Net Investment Income (Operating Loss)	42,330	68,255	48,968

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliates	6,736	18,732	17,480
Other investment companies — affiliated	23,342	53,106	49,227
Change in unrealized appreciation/depreciation of:
Investments in affiliates	76,638	227,663	236,343

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	106,716	299,501	303,050

Net Increase (Decrease) in Net Assets Resulting from Operations	$149,046	$367,756	$352,018

See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

			Principal LifeTime
	Principal LifeTime	Principal LifeTime	Strategic Income
Amounts in thousands	2040 Fund	2050 Fund	Fund

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$23,776	$10,339	$22,394

Total Income	23,776	10,339	22,394
Expenses:
Management and investment advisory fees	1,385	592	614
Distribution fees — Advisors Preferred	134	51	56
Distribution fees — Advisors Select	103	47	72
Distribution fees — Advisors Signature	34	11	15
Distribution fees — Class A	43	26	27
Distribution fees — Class B	45	13	5
Distribution fees — Class C	13	7	12
Distribution fees — Class J	731	152	446
Distribution fees — Select	28	12	9
Administrative service fees — Advisors Preferred	80	30	34
Administrative service fees — Advisors Select	69	32	48
Administrative service fees — Advisors Signature	28	9	12
Administrative service fees — Preferred	85	26	34
Administrative service fees — Select	36	16	11
Registration fees — Class A	17	17	17
Registration fees — Class B	16	17	17
Registration fees — Class C	24	24	24
Registration fees — Class J	35	19	31
Service fees — Advisors Preferred	91	35	38
Service fees — Advisors Select	86	39	60
Service fees — Advisors Signature	24	8	11
Service fees — Preferred	116	35	46
Service fees — Select	42	18	13
Shareholder reports — Class A	6	4	1
Shareholder reports — Class B	1	1	—
Shareholder reports — Class J	22	6	7
Transfer and administrative fees — Class A	74	53	14
Transfer and administrative fees — Class B	16	8	6
Transfer and administrative fees — Class C	5	5	3
Transfer and administrative fees — Class J	115	39	47
Other expenses	3	2	2

Total Gross Expenses	3,507	1,354	1,732
Less: Reimbursement from Manager — Class A	75	60	18
Less: Reimbursement from Manager — Class B	27	24	22
Less: Reimbursement from Manager — Class C	28	29	26
Less: Reimbursement from Manager — Class J	—	12	—
Less: Reimbursement from Underwriter — Class J	63	13	38

Total Net Expenses	3,314	1,216	1,628

Net Investment Income (Operating Loss)	20,462	9,123	20,766

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliates	8,521	4,984	2,288
Other investment companies — affiliated	23,551	11,202	5,128
Change in unrealized appreciation/depreciation of:
Investments in affiliates	133,266	56,642	(2,647)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	165,338	72,828	4,769

Net Increase (Decrease) in Net Assets Resulting from Operations	$185,800	$81,951	$25,535

See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Real Estate Securities	SAM Balanced	SAM Conservative
Amounts in thousands	Fund	Portfolio	Balanced Portfolio

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$—	$145,633	$24,849
Dividends	30,106	—	—
Interest	1,787	227	20
Securities lending	257	—	—

Total Income	32,150	145,860	24,869
Expenses:
Management and investment advisory fees	13,650	14,834	2,020
Distribution fees — Advisors Preferred	140	—	—
Distribution fees — Advisors Select	98	—	—
Distribution fees — Advisors Signature	13	—	—
Distribution fees — Class A	375	6,122	775
Distribution fees — Class B	348	13,909	1,623
Distribution fees — Class C	62	9,186	1,743
Distribution fees — Class J	1,137	3	1
Distribution fees — Select	20	—	—
Administrative service fees — Advisors Preferred	84	—	—
Administrative service fees — Advisors Select	66	—	—
Administrative service fees — Advisors Signature	10	—	—
Administrative service fees — Preferred	107	—	—
Administrative service fees — Select	26	1	—
Registration fees — Class A	26	236	47
Registration fees — Class B	10	120	31
Registration fees — Class C	15	64	30
Registration fees — Class J	28	23	23
Service fees — Advisors Preferred	96	—	—
Service fees — Advisors Select	82	—	—
Service fees — Advisors Signature	9	—	—
Service fees — Preferred	146	—	—
Service fees — Select	30	1	—
Shareholder reports — Class A	51	139	17
Shareholder reports — Class B	21	103	12
Shareholder reports — Class C	—	48	9
Shareholder reports — Class J	67	—	—
Transfer and administrative fees — Class A	447	1,235	181
Transfer and administrative fees — Class B	131	814	126
Transfer and administrative fees — Class C	16	623	100
Transfer and administrative fees — Class J	327	8	7
Auditing and legal fees	3	15	16
Custodian fees	2	1	1
Directors’ expenses	15	99	14
Registration fees(A)	—	22	17
Shareholder reports(A)	—	216	28
Transfer and administrative fees(A)	—	89	13
Other expenses	22	113	23

Total Gross Expenses	17,680	48,024	6,857
Less: Reimbursement from Manager — Class A	207	—	—
Less: Reimbursement from Manager — Class B	56	—	—
Less: Reimbursement from Manager — Class C	22	—	—
Less: Reimbursement from Manager — Class J	—	30	30
Less: Reimbursement from Underwriter — Class J	94	—	—

Total Net Expenses	17,301	47,994	6,827

Net Investment Income (Operating Loss)	14,849	97,866	18,042

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	374,205	—	—
Investment transactions in affiliates	—	32,206	2,706
Other investment companies — affiliated	—	199,177	18,764
Change in unrealized appreciation/depreciation of:
Investments	(443,197)	—	—
Investments in affiliates	—	298,868	26,879

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(68,992)	530,251	48,349

Net Increase (Decrease) in Net Assets Resulting from Operations	$(54,143)	$628,117	$66,391

(A)	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.
See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	SAM Conservative	SAM Flexible Income	SAM Strategic
Amounts in thousands	Growth Portfolio	Portfolio	Growth Portfolio

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$91,724	$36,209	$48,538
Interest	35	28	19

Total Income	91,759	36,237	48,557
Expenses:
Management and investment advisory fees	12,204	2,560	7,575
Distribution fees — Class A	4,706	978	2,837
Distribution fees — Class B	10,857	2,872	6,857
Distribution fees — Class C	9,459	1,433	6,087
Distribution fees — Class J	4	—	4
Administrative service fees — Select	1	—	—
Registration fees — Class A	185	54	120
Registration fees — Class B	103	48	77
Registration fees — Class C	61	32	51
Registration fees — Class J	23	23	23
Service fees — Select	1	—	1
Shareholder reports — Class A	111	24	85
Shareholder reports — Class B	83	21	59
Shareholder reports — Class C	58	8	44
Transfer and administrative fees — Class A	1,109	222	941
Transfer and administrative fees — Class B	758	199	694
Transfer and administrative fees — Class C	679	91	488
Transfer and administrative fees — Class J	8	7	8
Auditing and legal fees	15	18	13
Custodian fees	1	1	2
Directors’ expenses	82	17	53
Registration fees(A)	22	17	23
Shareholder reports(A)	218	29	155
Transfer and administrative fees(A)	80	18	65
Other expenses	94	19	59

Total Gross Expenses	40,922	8,691	26,321
Less: Reimbursement from Manager — Class J	30	30	30

Total Net Expenses	40,892	8,661	26,291

Net Investment Income (Operating Loss)	50,867	27,576	22,266

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliates	29,030	4,992	1,372
Other investment companies — affiliated	209,740	11,591	140,253
Change in unrealized appreciation/depreciation of:
Investments in affiliates	320,702	12,426	246,017

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	559,472	29,009	387,642

Net Increase (Decrease) in Net Assets Resulting from Operations	$610,339	$56,585	$409,908

(A)	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.
See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Short-Term Bond	Short-Term Income	SmallCap Blend
Amounts in thousands	Fund	Fund(B)	Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$—	$—	$3,143
Interest	13,548	11,213	597
Securities lending	263	63	302

Total Income	13,811	11,276	4,042
Expenses:
Management and investment advisory fees	1,015	1,104	2,637
Distribution fees — Advisors Preferred	10	N/A	5
Distribution fees — Advisors Select	13	N/A	8
Distribution fees — Advisors Signature	—	N/A	1
Distribution fees — Class A	138	99	291
Distribution fees — Class B	N/A	31	228
Distribution fees — Class C	6	57	8
Distribution fees — Class J	299	N/A	694
Distribution fees — Select	2	N/A	2
Administrative service fees — Advisors Preferred	6	N/A	3
Administrative service fees — Advisors Select	9	N/A	5
Administrative service fees — Advisors Signature	—	N/A	1
Administrative service fees — Preferred	4	N/A	5
Administrative service fees — Select	2	N/A	3
Registration fees — Class A	26	22	22
Registration fees — Class B	N/A	N/A	17
Registration fees — Class C	25	23	22
Registration fees — Class J	24	N/A	20
Service fees — Advisors Preferred	7	N/A	3
Service fees — Advisors Select	10	N/A	6
Service fees — Advisors Signature	—	N/A	1
Service fees — Preferred	6	N/A	7
Service fees — Select	3	N/A	3
Shareholder reports — Class A	15	9	42
Shareholder reports — Class B	N/A	N/A	9
Shareholder reports — Class C	—	1	—
Shareholder reports — Class J	17	N/A	40
Transfer and administrative fees — Class A	169	51	435
Transfer and administrative fees — Class B	N/A	5	104
Transfer and administrative fees — Class C	3	10	4
Transfer and administrative fees — Class J	95	N/A	207
Auditing and legal fees	—	17	—
Custodian fees	—	3	—
Registration fees(A)	—	15	—
Shareholder reports(A)	—	1	—
Transfer and administrative fees(A)	—	3	—
Other expenses	1	2	1

Total Gross Expenses	1,905	1,453	4,834
Less: Reimbursement from Manager — Class A	—	8	—
Less: Reimbursement from Manager — Class C	26	24	23
Less: Reimbursement from Underwriter — Class J	25	N/A	53

Total Net Expenses	1,854	1,421	4,758

Net Investment Income (Operating Loss)	11,957	9,855	(716)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(235)	(203)	28,909
Futures contracts	(7)	(151)	—
Options and swaptions	9	—	—
Swap agreements	(860)	—	—
Change in unrealized appreciation/depreciation of:
Investments	(2,087)	543	12,799
Futures contracts	5	5	—
Options and swaptions	(3)	—	—
Swap agreements	(25)	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(3,203)	194	41,708

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,754	$10,049	$40,992

(A)	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.

(B)	Class B shares discontinued operations and converted to Class A shares on January 4, 2007.
See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	SmallCap Growth	SmallCap S&P 600	SmallCap Value
Amounts in thousands	Fund	Index Fund	Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$1,664	$4,178	$7,195
Interest	297	85	1,111
Securities lending	337	594	276

Total Income	2,298	4,857	8,582
Expenses:
Management and investment advisory fees	2,801	656	3,802
Distribution fees — Advisors Preferred	3	102	33
Distribution fees — Advisors Select	3	74	24
Distribution fees — Advisors Signature	—	10	5
Distribution fees — Class A	218	N/A	50
Distribution fees — Class B	60	N/A	41
Distribution fees — Class C	9	N/A	27
Distribution fees — Class J	189	409	360
Distribution fees — Select	—	16	8
Administrative service fees — Advisors Preferred	2	61	20
Administrative service fees — Advisors Select	2	50	15
Administrative service fees — Advisors Signature	—	8	4
Administrative service fees — Preferred	1	91	33
Administrative service fees — Select	—	21	10
Registration fees — Class A	20	N/A	17
Registration fees — Class B	17	N/A	13
Registration fees — Class C	19	N/A	21
Registration fees — Class J	16	19	19
Service fees — Advisors Preferred	2	70	22
Service fees — Advisors Select	2	62	20
Service fees — Advisors Signature	—	7	4
Service fees — Preferred	2	124	45
Service fees — Select	—	24	11
Shareholder reports — Class A	20	N/A	7
Shareholder reports — Class B	5	N/A	2
Shareholder reports — Class C	—	N/A	1
Shareholder reports — Class J	11	25	20
Transfer and administrative fees — Class A	125	N/A	69
Transfer and administrative fees — Class B	26	N/A	21
Transfer and administrative fees — Class C	6	N/A	8
Transfer and administrative fees — Class J	65	132	104
Auditing and legal fees	6	—	11
Custodian fees	8	—	11
Directors’ expenses	4	—	3
Other expenses	4	1	5

Total Gross Expenses	3,646	1,962	4,866
Less: Reimbursement from Manager — Advisors Preferred	—	—	1
Less: Reimbursement from Manager — Class A	—	N/A	21
Less: Reimbursement from Manager — Class B	—	N/A	16
Less: Reimbursement from Manager — Class C	21	N/A	21
Less: Reimbursement from Manager — Institutional	14	—	13
Less: Reimbursement from Manager — Preferred	—	—	1
Less: Reimbursement from Underwriter — Class J	16	34	30

Total Net Expenses	3,595	1,928	4,763

Net Investment Income (Operating Loss)	(1,297)	2,929	3,819

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	55,176	39,216	40,211
Futures contracts	—	(36)	—
Options and swaptions	—	—	(4,595)
Change in unrealized appreciation/depreciation of:
Investments	10,559	1,188	(34,396)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	65,735	40,368	1,220

Net Increase (Decrease) in Net Assets Resulting from Operations	$64,438	$43,297	$5,039

See accompanying notes.

Statements of Operations
Principal Investors Fund, Inc.
Year Ended October 31, 2007

	Ultra Short Bond	West Coast Equity
Amounts in thousands	Fund	Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$—	$24,365
Interest	12,960	1,536
Securities lending	6	1,411

Total Income	12,966	27,312
Expenses:
Management and investment advisory fees	876	8,844
Distribution fees — Advisors Preferred	7	N/A
Distribution fees — Advisors Select	27	N/A
Distribution fees — Class A	36	2,280
Distribution fees — Class B	N/A	1,860
Distribution fees — Class C	14	213
Distribution fees — Class J	184	N/A
Administrative service fees — Advisors Preferred	5	N/A
Administrative service fees — Advisors Select	18	N/A
Administrative service fees — Preferred	7	N/A
Registration fees — Class A	25	198
Registration fees — Class B	N/A	43
Registration fees — Class C	24	19
Registration fees — Class J	17	N/A
Service fees — Advisors Preferred	5	N/A
Service fees — Advisors Select	23	N/A
Service fees — Preferred	9	N/A
Shareholder reports — Class A	2	69
Shareholder reports — Class B	N/A	44
Shareholder reports — Class C	—	4
Shareholder reports — Class J	10	N/A
Transfer and administrative fees — Class A	16	585
Transfer and administrative fees — Class B	N/A	380
Transfer and administrative fees — Class C	2	32
Transfer and administrative fees — Class J	63	N/A
Auditing and legal fees	—	15
Custodian fees	—	9
Directors’ expenses	—	24
Registration fees(A)	—	26
Shareholder reports(A)	—	67
Transfer and administrative fees(A)	—	35
Other expenses	1	32

Total Gross Expenses	1,371	14,779
Less: Reimbursement from Manager — Class C	25	11
Less: Reimbursement from Underwriter — Class J	15	N/A

Total Net Expenses	1,331	14,768

Net Investment Income (Operating Loss)	11,635	12,544

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(395)	123,355
Futures contracts	(52)	—
Options and swaptions	(50)	—
Swap agreements	(273)	—
Change in unrealized appreciation/depreciation of:
Investments	(10,102)	166,256
Futures contracts	2	—
Options and swaptions	(1)	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(10,871)	289,611

Net Increase (Decrease) in Net Assets Resulting from Operations	$764	$302,155

(A)	Amounts shown are those of the Acquired Fund. Effective January 16, 2007, these expenses are charged to the class to which they are attributable.
See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Bond & Mortgage Securities Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$120,039	$78,553
Net realized gain (loss) from investment transactions and foreign currency transactions	(6,432)	(6,178)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(34,336)	19,087

Net Increase (Decrease) in Net Assets Resulting from Operations	79,271	91,462

Dividends and Distributions to Shareholders
From net investment income	(120,154)	(78,237)

Total Dividends and Distributions	(120,154)	(78,237)

Capital Share Transactions
Net increase (decrease) in capital share transactions	517,572	693,410
Redemption fees — Class A	3	—
Redemption fees — Class J	3	1

Total increase (decrease) in net assets	476,695	706,636

Net Assets
Beginning of period	2,040,426	1,333,790

End of period (including undistributed net investment income as set forth below)	$2,517,121	$2,040,426

Undistributed (overdistributed) net investment income (operating loss)	$1,140	$1,039

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$21,858	$8,738	$3,722	$25,305	$2,904	$2,632	$54,124	$746,962	$44,187	$16,484
Reinvested	2,885	1,896	262	7,607	1,006	47	11,596	87,642	5,338	1,199
Redeemed	(11,526)	(14,684)	(1,288)	(36,255)	(6,279)	(213)	(47,453)	(372,923)	(31,733)	(6,468)

Net Increase (Decrease)	$13,217	$(4,050)	$2,696	$(3,343)	$(2,369)	$2,466	$18,267	$461,681	$17,792	$11,215

Shares:
Sold	2,060	830	353	2,380	274	249	5,076	70,352	4,176	1,536
Reinvested	274	180	25	719	95	4	1,092	8,294	507	113
Redeemed	(1,089)	(1,390)	(122)	(3,419)	(592)	(20)	(4,462)	(35,296)	(3,008)	(604)

Net Increase (Decrease)	1,245	(380)	256	(320)	(223)	233	1,706	43,350	1,675	1,045

Year Ended October 31, 2006
Dollars:
Sold	$28,704	$11,661	$4,587	$26,489	$3,971	N/A	$63,234	$640,198	$40,810	$15,687
Reinvested	1,767	1,595	122	6,887	957	N/A	9,030	52,938	3,621	625
Redeemed	(15,172)	(10,675)	(951)	(37,329)	(8,204)	N/A	(47,215)	(77,728)	(15,150)	(7,049)

Net Increase (Decrease)	$15,299	$2,581	$3,758	$(3,953)	$(3,276)	N/A	$25,049	$615,408	$29,281	$9,263

Shares:
Sold	2,728	1,106	434	2,492	377	N/A	5,952	60,617	3,873	1,469
Reinvested	168	152	12	651	91	N/A	851	5,013	344	59
Redeemed	(1,442)	(1,015)	(91)	(3,530)	(774)	N/A	(4,449)	(7,331)	(1,440)	(662)

Net Increase (Decrease)	1,454	243	355	(387)	(306)	N/A	2,354	58,299	2,777	866

Distributions:
Year Ended October 31, 2007
From net investment income	$(2,885)	$(1,896)	$(262)	$(8,215)	$(1,029)	$(47)	$(11,635)	$(87,645)	$(5,341)	$(1,199)

Total Dividends and Distributions	$(2,885)	$(1,896)	$(262)	$(8,215)	$(1,029)	$(47)	$(11,635)	$(87,645)	$(5,341)	$(1,199)

Year Ended October 31, 2006
From net investment income	$(1,768)	$(1,595)	$(122)	$(7,533)	$(985)	N/A	$(9,046)	$(52,942)	$(3,621)	$(625)

Total Dividends and Distributions	$(1,768)	$(1,595)	$(122)	$(7,533)	$(985)	N/A	$(9,046)	$(52,942)	$(3,621)	$(625)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Disciplined LargeCap Blend Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$30,094	$10,514
Net realized gain (loss) from investment transactions and foreign currency transactions	416,449	27,064
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(63,496)	81,180

Net Increase (Decrease) in Net Assets Resulting from Operations	383,047	118,758

Dividends and Distributions to Shareholders
From net investment income	(11,432)	(5,463)
From net realized gain on investments and foreign currency transactions	(23,879)	(9,237)

Total Dividends and Distributions	(35,311)	(14,700)

Capital Share Transactions
Net increase (decrease) in capital share transactions	2,489,807	367,743
Redemption fees — Class A	1	—

Total increase (decrease) in net assets	2,837,544	471,801

Net Assets
Beginning of period	1,098,605	626,804

End of period (including undistributed net investment income as set forth below)	$3,936,149	$1,098,605

Undistributed (overdistributed) net investment income (operating loss)	$27,219	$8,557

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$5,588	$972	$276	$35,790	$2,637	$856	$583,274	$732	$773
Issued in acquisitions	—	—	—	580,594	63,177	2,266	1,705,094	—	—
Reinvested	177	56	33	2,719	297	—	31,787	50	160
Redeemed	(1,947)	(576)	(249)	(88,592)	(23,395)	(854)	(409,956)	(584)	(1,348)

Net Increase (Decrease)	$3,818	$452	$60	$530,511	$42,716	$2,268	$1,910,199	$198	$(415)

Shares:
Sold	341	59	17	2,128	159	51	34,314	43	47
Issued in acquisitions	—	—	—	35,725	3,905	139	105,189	—	—
Reinvested	11	4	2	169	19	—	1,973	3	10
Redeemed	(117)	(35)	(15)	(5,275)	(1,399)	(50)	(24,941)	(35)	(82)

Net Increase (Decrease)	235	28	4	32,747	2,684	140	116,535	11	(25)

Year Ended October 31, 2006
Dollars:
Sold	$6,186	$2,333	$1,217	$9,094	$1,496	N/A	$408,409	$2,294	$5,861
Reinvested	15	4	1	1,501	199	N/A	12,959	—	3
Redeemed	(878)	(807)	(28)	(14,401)	(4,426)	N/A	(61,268)	(859)	(1,162)

Net Increase (Decrease)	$5,323	$1,530	$1,190	$(3,806)	$(2,731)	N/A	$360,100	$1,435	$4,702

Shares:
Sold	414	157	79	606	99	N/A	27,171	152	388
Reinvested	1	—	—	101	14	N/A	878	—	—
Redeemed	(58)	(53)	(2)	(956)	(295)	N/A	(3,957)	(56)	(76)

Net Increase (Decrease)	357	104	77	(249)	(182)	N/A	24,092	96	312

Distributions:
Year Ended October 31, 2007
From net investment income	$(36)	$(9)	$(3)	$(545)	$—	$—	$(10,784)	$(14)	$(41)
From net realized gain on investments and foreign currency transactions	(141)	(47)	(30)	(2,203)	(300)	—	(21,003)	(36)	(119)

Total Dividends and Distributions	$(177)	$(56)	$(33)	$(2,748)	$(300)	$—	$(31,787)	$(50)	$(160)

Year Ended October 31, 2006
From net investment income	$(3)	$—	$—	$(285)	$—	N/A	$(5,174)	$—	$(1)
From net realized gain on investments and foreign currency transactions	(12)	(4)	(1)	(1,232)	(201)	N/A	(7,785)	—	(2)

Total Dividends and Distributions	$(15)	$(4)	$(1)	$(1,517)	$(201)	N/A	$(12,959)	$—	$(3)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Diversified International Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$22,779	$5,345
Net realized gain (loss) from investment transactions and foreign currency transactions	308,524	100,479
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	258,761	58,707

Net Increase (Decrease) in Net Assets Resulting from Operations	590,064	164,531

Dividends and Distributions to Shareholders
From net investment income	(7,963)	(1,118)
From net realized gain on investments and foreign currency transactions	(71,320)	(20,952)

Total Dividends and Distributions	(79,283)	(22,070)

Capital Share Transactions
Net increase (decrease) in capital share transactions	1,314,905	134,390
Redemption fees — Class A	15	—
Redemption fees — Class J	1	2

Total increase (decrease) in net assets	1,825,702	276,853

Net Assets
Beginning of period	793,725	516,872

End of period (including undistributed net investment income as set forth below)	$2,619,427	$793,725

Undistributed (overdistributed) net investment income (operating loss)	$19,923	$4,929

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$42,142	$12,063	$6,079	$132,142	$13,884	$15,063	$86,419	$2,831	$80,654	$21,466
Issued in acquisitions	—	—	—	127,394	12,523	6,538	—	1,106,021	—	—
Reinvested	4,571	2,332	400	35,608	4,308	—	19,408	4,687	5,568	1,687
Redeemed	(7,869)	(5,280)	(1,191)	(88,894)	(17,440)	(2,189)	(43,271)	(233,331)	(25,091)	(4,327)

Net Increase (Decrease)	$38,844	$9,115	$5,288	$206,250	$13,275	$19,412	$62,556	$880,208	$61,131	$18,826

Shares:
Sold	2,864	812	410	8,812	923	993	5,858	195	5,357	1,438
Issued in acquisitions	—	—	—	9,310	915	478	—	81,049	—	—
Reinvested	334	172	29	2,588	315	—	1,425	340	404	121
Redeemed	(545)	(359)	(82)	(5,948)	(1,176)	(144)	(2,933)	(16,138)	(1,684)	(282)

Net Increase (Decrease)	2,653	625	357	14,762	977	1,327	4,350	65,446	4,077	1,277

Year Ended October 31, 2006
Dollars:
Sold	$27,308	$13,228	$3,394	$48,199	$5,977	N/A	$77,712	$3,190	$34,486	$15,440
Reinvested	663	362	24	11,911	1,730	N/A	4,435	1,671	1,014	35
Redeemed	(3,020)	(3,002)	(294)	(59,664)	(13,140)	N/A	(26,377)	(270)	(9,778)	(844)

Net Increase (Decrease)	$24,951	$10,588	$3,124	$446	$(5,433)	N/A	$55,770	$4,591	$25,722	$14,631

Shares:
Sold	2,071	994	258	3,663	439	N/A	5,922	270	2,571	1,135
Reinvested	56	31	2	1,009	147	N/A	380	141	86	3
Redeemed	(229)	(238)	(22)	(4,629)	(1,010)	N/A	(2,030)	(20)	(738)	(63)

Net Increase (Decrease)	1,898	787	238	43	(424)	N/A	4,272	391	1,919	1,075

Distributions:
Year Ended October 31, 2007
From net investment income	$(514)	$(186)	$(28)	$(3,794)	$(106)	$—	$(1,675)	$(717)	$(742)	$(201)
From net realized gain on investments and foreign currency transactions	(4,057)	(2,146)	(372)	(32,495)	(4,233)	—	(17,735)	(3,970)	(4,826)	(1,486)

Total Dividends and Distributions	$(4,571)	$(2,332)	$(400)	$(36,289)	$(4,339)	$—	$(19,410)	$(4,687)	$(5,568)	$(1,687)

Year Ended October 31, 2006
From net investment income	$(32)	$—	$—	$(680)	$—	N/A	$—	$(282)	$(120)	$(4)
From net realized gain on investments and foreign currency transactions	(631)	(362)	(24)	(11,441)	(1,745)	N/A	(4,435)	(1,389)	(894)	(31)

Total Dividends and Distributions	$(663)	$(362)	$(24)	$(12,121)	$(1,745)	N/A	$(4,435)	$(1,671)	$(1,014)	$(35)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Equity Income Fund I
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$70,943	$52,352
Net realized gain (loss) from investment transactions and foreign currency transactions	367,678	203,489
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	106,018	253,893

Net Increase (Decrease) in Net Assets Resulting from Operations	544,639	509,734

Dividends and Distributions to Shareholders
From net investment income	(63,348)	(55,019)
From net realized gain on investments and foreign currency transactions	(203,872)	(82,534)

Total Dividends and Distributions	(267,220)	(137,553)

Capital Share Transactions
Net increase (decrease) in capital share transactions	541,851	873,651
Redemption fees — Class A	16	—

Total increase (decrease) in net assets	819,286	1,245,832

Net Assets
Beginning of period	3,783,377	2,537,545

End of period (including undistributed net investment income as set forth below)	$4,602,663	$3,783,377

Undistributed (overdistributed) net investment income (operating loss)	$9,636	$2,302

	Class A	Class B	Class C	Institutional	R1	R2

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$472,412	$74,832	$70,231	$269,364	N/A	N/A
Issued in acquisitions	109,905	14,395	—	—	N/A	N/A
Reinvested	90,948	15,980	12,541	122,975	N/A	N/A
Redeemed	(405,559)	(67,459)	(52,067)	(186,647)	N/A	N/A

Net Increase (Decrease)	$267,706	$37,748	$30,705	$205,692	N/A	N/A

Shares:
Sold	20,692	3,306	3,131	12,082	N/A	N/A
Issued in acquisitions	4,930	651	—	—	N/A	N/A
Reinvested	4,104	731	578	5,542	N/A	N/A
Redeemed	(17,695)	(2,965)	(2,311)	(8,157)	N/A	N/A

Net Increase (Decrease)	12,031	1,723	1,398	9,467	N/A	N/A

Year Ended October 31, 2006
Dollars:
Sold	$661,031	$112,888	$120,126	$248,124	$768	$562
Reinvested	41,851	8,037	4,997	72,514	3	2
Redeemed	(216,648)	(48,195)	(24,447)	(106,627)	(771)	(564)

Net Increase (Decrease)	$486,234	$72,730	$100,676	$214,011	$—	$—

Shares:
Sold	31,517	5,425	5,829	12,122	36	26
Reinvested	2,041	397	248	3,536	—	—
Redeemed	(10,285)	(2,316)	(1,176)	(4,986)	(36)	(26)

Net Increase (Decrease)	23,273	3,506	4,901	10,672	—	—

Distributions:
Period Ended October 31, 2007
From net investment income	$(25,542)	$(2,320)	$(2,001)	$(33,485)	N/A	N/A
From net realized gain on investments and foreign currency transactions	(82,357)	(18,130)	(13,895)	(89,490)	N/A	N/A

Total Dividends and Distributions	$(107,899)	$(20,450)	$(15,896)	$(122,975)	N/A	N/A

Year Ended October 31, 2006
From net investment income	$(19,788)	$(2,272)	$(1,868)	$(31,086)	$(3)	$(2)
From net realized gain on investments and foreign currency transactions	(29,129)	(7,506)	(4,471)	(41,428)	—	—

Total Dividends and Distributions	$(48,917)	$(9,778)	$(6,339)	$(72,514)	$(3)	$(2)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Global Real
Estate Securities
Amounts in thousands	Fund(A)
Period Ended
October 31, 2007
Operations
Net investment income (operating loss)	$5
Net realized gain (loss) from investment transactions and foreign currency transactions	(11)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	59

Net Increase (Decrease) in Net Assets Resulting from Operations	53

Capital Share Transactions
Net increase (decrease) in capital share transactions	5,648

Total increase (decrease) in net assets	5,701

Net Assets
Beginning of period	—

End of period (including undistributed net investment income as set forth below)	$5,701

Undistributed (overdistributed) net investment income (operating loss)	$5

	Class A	Class C	Institutional

Capital Share Transactions:
Period Ended October 31, 2007
Dollars:
Sold	$2,117	$1,536	$2,000
Redeemed	(5)	—	—

Net Increase (Decrease)	$2,112	$1,536	$2,000

Shares:
Sold	213	154	200
Redeemed	(1)	—	—

Net Increase (Decrease)	212	154	200

(A)	Period from October 1, 2007, date operations commenced, through October 31, 2007.
See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

	Government & High Quality Bond
Amounts in thousands	Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$16,105	$15,630
Net realized gain (loss) from investment transactions and foreign currency transactions	(2,385)	(3,737)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(3)	4,244

Net Increase (Decrease) in Net Assets Resulting from Operations	13,717	16,137

Dividends and Distributions to Shareholders
From net investment income	(16,284)	(15,725)

Total Dividends and Distributions	(16,284)	(15,725)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(13,861)	(38,556)
Redemption fees — Class A	4	—
Redemption fees — Class B	1	—
Redemption fees — Class J	1	—

Total increase (decrease) in net assets	(16,422)	(38,144)

Net Assets
Beginning of period	387,854	425,998

End of period (including undistributed net investment income as set forth below)	$371,432	$387,854

Undistributed (overdistributed) net investment income (operating loss)	$12	$50

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$5,283	$2,638	$451	$19,995	$3,406	$1,651	$14,149	$6	$4,774	$1,781
Reinvested	433	393	28	8,120	1,232	20	4,300	—	670	124
Redeemed	(2,656)	(2,126)	(275)	(44,120)	(8,730)	(163)	(21,165)	—	(2,909)	(1,171)

Net Increase (Decrease)	$3,060	$905	$204	$(16,005)	$(4,092)	$1,508	$(2,716)	$6	$2,535	$734

Shares:
Sold	527	263	45	1,981	338	164	1,399	1	475	177
Reinvested	43	39	3	806	122	2	426	—	67	12
Redeemed	(265)	(213)	(28)	(4,374)	(866)	(16)	(2,095)	—	(290)	(116)

Net Increase (Decrease)	305	89	20	(1,587)	(406)	150	(270)	1	252	73

Year Ended October 31, 2006
Dollars:
Sold	$5,042	$2,725	$615	$17,413	$2,876	N/A	$14,803	$—	$4,202	$293
Reinvested	289	292	17	8,274	1,260	N/A	3,985	—	509	86
Redeemed	(2,096)	(1,870)	(155)	(58,483)	(13,286)	N/A	(22,285)	—	(2,644)	(418)

Net Increase (Decrease)	$3,235	$1,147	$477	$(32,796)	$(9,150)	N/A	$(3,497)	$—	$2,067	$(39)

Shares:
Sold	503	272	61	1,724	289	N/A	1,466	—	419	29
Reinvested	29	29	2	823	125	N/A	396	—	51	9
Redeemed	(210)	(187)	(16)	(5,814)	(1,320)	N/A	(2,209)	—	(264)	(42)

Net Increase (Decrease)	322	114	47	(3,267)	(906)	N/A	(347)	—	206	(4)

Distributions:
Year Ended October 31, 2007
From net investment income	$(433)	$(393)	$(29)	$(9,012)	$(1,289)	$(21)	$(4,313)	$—	$(670)	$(124)

Total Dividends and Distributions	$(433)	$(393)	$(29)	$(9,012)	$(1,289)	$(21)	$(4,313)	$—	$(670)	$(124)

Year Ended October 31, 2006
From net investment income	$(289)	$(292)	$(17)	$(9,209)	$(1,330)	N/A	$(3,993)	$—	$(509)	$(86)

Total Dividends and Distributions	$(289)	$(292)	$(17)	$(9,209)	$(1,330)	N/A	$(3,993)	$—	$(509)	$(86)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

	High Quality Intermediate-Term Bond
Amounts in thousands	Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$7,499	$5,189
Net realized gain (loss) from investment transactions and foreign currency transactions	(408)	(423)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(2,067)	1,023

Net Increase (Decrease) in Net Assets Resulting from Operations	5,024	5,789

Dividends and Distributions to Shareholders
From net investment income	(5,577)	(2,928)
From net realized gain on investments and foreign currency transactions	—	(103)

Total Dividends and Distributions	(5,577)	(3,031)

Capital Share Transactions
Net increase (decrease) in capital share transactions	37,983	23,825

Total increase (decrease) in net assets	37,430	26,583

Net Assets
Beginning of period	137,496	110,913

End of period (including undistributed net investment income as set forth below)	$174,926	$137,496

Undistributed (overdistributed) net investment income (operating loss)	$6,489	$4,515

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$13,085	$49,687	$726	$4,601	$18,871	$38,763	$6,715
Reinvested	1,735	160	23	1,217	698	1,658	77
Redeemed	(53,323)	(3,022)	(151)	(7,539)	(3,265)	(28,154)	(4,579)

Net Increase (Decrease)	$(38,503)	$46,825	$598	$(1,721)	$16,304	$12,267	$2,213

Shares:
Sold	1,244	4,688	68	433	1,764	3,633	637
Reinvested	167	15	2	116	67	159	7
Redeemed	(5,028)	(285)	(14)	(711)	(307)	(2,647)	(434)

Net Increase (Decrease)	(3,617)	4,418	56	(162)	1,524	1,145	210

Year Ended October 31, 2006
Dollars:
Sold	$10,511	$1,545	$586	$5,483	$12,855	$11,463	$1,065
Reinvested	1,100	107	3	918	115	757	26
Redeemed	(4,250)	(2,522)	(28)	(7,987)	(2,430)	(5,230)	(262)

Net Increase (Decrease)	$7,361	$(870)	$561	$(1,586)	$10,540	$6,990	$829

Shares:
Sold	1,006	149	56	522	1,219	1,096	102
Reinvested	106	10	—	88	11	73	2
Redeemed	(410)	(240)	(3)	(762)	(233)	(500)	(25)

Net Increase (Decrease)	702	(81)	53	(152)	997	669	79

Distributions:
Year Ended October 31, 2007
From net investment income	$(1,735)	$(161)	$(23)	$(1,224)	$(699)	$(1,658)	$(77)

Total Dividends and Distributions	$(1,735)	$(161)	$(23)	$(1,224)	$(699)	$(1,658)	$(77)

Year Ended October 31, 2006
From net investment income	$(1,062)	$(103)	$(3)	$(889)	$(113)	$(733)	$(25)
From net realized gain on investments and foreign currency transactions	(38)	(4)	—	(33)	(3)	(24)	(1)

Total Dividends and Distributions	$(1,100)	$(107)	$(3)	$(922)	$(116)	$(757)	$(26)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	High Yield Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$12,751	$5,979
Net realized gain (loss) from investment transactions and foreign currency transactions	364	(539)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(340)	1,237

Net Increase (Decrease) in Net Assets Resulting from Operations	12,775	6,677

Dividends and Distributions to Shareholders
From net investment income	(6,340)	(3,212)

Total Dividends and Distributions	(6,340)	(3,212)

Capital Share Transactions
Net increase (decrease) in capital share transactions	404,629	20,871

Total increase (decrease) in net assets	411,064	24,336

Net Assets
Beginning of period	95,691	71,355

End of period (including undistributed net investment income as set forth below)	$506,755	$95,691

Undistributed (overdistributed) net investment income (operating loss)	$11,545	$5,134

Institutional
Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$416,038
Reinvested	6,340
Redeemed	(17,749)

Net Increase (Decrease)	$404,629

Shares:
Sold	39,796
Reinvested	623
Redeemed	(1,691)

Net Increase (Decrease)	38,728

Year Ended October 31, 2006
Dollars:
Sold	$20,856
Reinvested	3,212
Redeemed	(3,197)

Net Increase (Decrease)	$20,871

Shares:
Sold	2,039
Reinvested	322
Redeemed	(311)

Net Increase (Decrease)	2,050

Distributions:
Year Ended October 31, 2007
From net investment income	$(6,340)

Total Dividends and Distributions	$(6,340)

Year Ended October 31, 2006
From net investment income	$(3,212)

Total Dividends and Distributions	$(3,212)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	High Yield Fund II
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$102,443	$67,189
Net realized gain (loss) from investment transactions and foreign currency transactions	53,481	53,968
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(25,138)	5,401

Net Increase (Decrease) in Net Assets Resulting from Operations	130,786	126,558

Dividends and Distributions to Shareholders
From net investment income	(114,073)	(65,500)
From net realized gain on investments and foreign currency transactions	(24,846)	—

Total Dividends and Distributions	(138,919)	(65,500)

Capital Share Transactions
Net increase (decrease) in capital share transactions	566,609	280,861
Redemption fees — Class A	33	—

Total increase (decrease) in net assets	558,509	341,919

Net Assets
Beginning of period	1,153,634	811,715

End of period (including undistributed net investment income as set forth below)	$1,712,143	$1,153,634

Undistributed (overdistributed) net investment income (operating loss)	$(2,342)	$3,596

	Class A	Class B	Class C	Institutional	R1	R2

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$690,143	$17,298	$82,738	$224,824	N/A	N/A
Reinvested	34,648	3,803	4,979	64,518	N/A	N/A
Redeemed	(336,496)	(21,663)	(24,459)	(173,724)	N/A	N/A

Net Increase (Decrease)	$388,295	$(562)	$63,258	$115,618	N/A	N/A

Shares:
Sold	78,984	1,950	9,379	25,541	N/A	N/A
Reinvested	3,964	433	567	7,396	N/A	N/A
Redeemed	(38,577)	(2,463)	(2,799)	(20,026)	N/A	N/A

Net Increase (Decrease)	44,371	(80)	7,147	12,911	N/A	N/A

Year Ended October 31, 2006
Dollars:
Sold	$363,171	$17,909	$40,488	$13,315	$92	$1
Reinvested	8,797	2,166	1,568	42,589	1	—
Redeemed	(75,533)	(15,628)	(7,057)	(110,924)	(93)	(1)

Net Increase (Decrease)	$296,435	$4,447	$34,999	$(55,020)	$—	$—

Shares:
Sold	42,425	2,083	4,695	1,574	11	—
Reinvested	1,024	252	182	4,992	—	—
Redeemed	(8,860)	(1,828)	(823)	(13,114)	(11)	—

Net Increase (Decrease)	34,589	507	4,054	(6,548)	—	—

Distributions:

Period Ended October 31, 2007
From net investment income	$(45,704)	$(5,777)	$(7,969)	$(54,623)	N/A	N/A
From net realized gain on investments and foreign currency transactions	(9,395)	(1,761)	(1,805)	(11,885)	N/A	N/A

Total Dividends and Distributions	$(55,099)	$(7,538)	$(9,774)	$(66,508)	N/A	N/A

Year Ended October 31, 2006
From net investment income	$(14,924)	$(4,812)	$(3,174)	$(42,589)	$(1)	$—

Total Dividends and Distributions	$(14,924)	$(4,812)	$(3,174)	$(42,589)	$(1)	$—

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Income Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$64,824	$67,585
Net realized gain (loss) from investment transactions and foreign currency transactions	(189)	3,765
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(8,675)	2,865

Net Increase (Decrease) in Net Assets Resulting from Operations	55,960	74,215

Dividends and Distributions to Shareholders
From net investment income	(69,219)	(69,370)

Total Dividends and Distributions	(69,219)	(69,370)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(6,979)	21,970
Redemption fees — Class A	2	—
Redemption fees — Class B	1	—

Total increase (decrease) in net assets	(20,235)	26,815

Net Assets
Beginning of period	1,217,079	1,190,264

End of period (including undistributed net investment income as set forth below)	$1,196,844	$1,217,079

Undistributed (overdistributed) net investment income (operating loss)	$(7,684)	$2,371

	Class A	Class B	Class C	Institutional

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$38,536	$5,200	$4,741	$49,441
Reinvested	5,116	2,621	379	54,223
Redeemed	(39,660)	(28,686)	(3,306)	(95,584)

Net Increase (Decrease)	$3,992	$(20,865)	$1,814	$8,080

Shares:
Sold	4,263	572	524	5,466
Reinvested	567	289	42	5,997
Redeemed	(4,390)	(3,170)	(365)	(10,549)

Net Increase (Decrease)	440	(2,309)	201	914

Year Ended October 31, 2006
Dollars:
Sold	$34,612	$6,778	$3,978	$74,110
Reinvested	5,013	3,224	356	55,740
Redeemed	(44,154)	(38,644)	(4,732)	(74,311)

Net Increase (Decrease)	$(4,529)	$(28,642)	$(398)	$55,539

Shares:
Sold	3,843	751	440	8,142
Reinvested	556	356	39	6,171
Redeemed	(4,909)	(4,279)	(523)	(8,268)

Net Increase (Decrease)	(510)	(3,172)	(44)	6,045

Distributions:
Year Ended October 31, 2007
From net investment income	$(7,843)	$(4,254)	$(522)	$(56,600)

Total Dividends and Distributions	$(7,843)	$(4,254)	$(522)	$(56,600)

Year Ended October 31, 2006
From net investment income	$(7,888)	$(5,238)	$(501)	$(55,743)

Total Dividends and Distributions	$(7,888)	$(5,238)	$(501)	$(55,743)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Inflation Protection Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$18,338	$4,916
Net realized gain (loss) from investment transactions and foreign currency transactions	(3,495)	(1,531)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(2,063)	(591)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,780	2,794

Dividends and Distributions to Shareholders
From net investment income	(17,260)	(4,857)
From net realized gain on investments and foreign currency transactions	—	(47)

Total Dividends and Distributions	(17,260)	(4,904)

Capital Share Transactions
Net increase (decrease) in capital share transactions	357,744	48,007

Total increase (decrease) in net assets	353,264	45,897

Net Assets
Beginning of period	122,307	76,410

End of period (including undistributed net investment income as set forth below)	$475,571	$122,307

Undistributed (overdistributed) net investment income (operating loss)	$1,655	$21

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$819	$210	$95	$3,317	$888	$2,489	$364,195	$867	$53
Reinvested	46	24	3	181	4	240	16,716	11	11
Redeemed	(348)	(144)	(51)	(3,051)	(60)	(2,267)	(25,954)	(371)	(179)

Net Increase (Decrease)	$517	$90	$47	$447	$832	$462	$354,957	$507	$(115)

Shares:
Sold	86	22	10	346	93	262	38,230	92	6
Reinvested	5	3	—	19	1	25	1,771	1	1
Redeemed	(37)	(16)	(5)	(320)	(6)	(240)	(2,757)	(39)	(19)

Net Increase (Decrease)	54	9	5	45	88	47	37,244	54	(12)

Year Ended October 31, 2006
Dollars:
Sold	$934	$733	$94	$3,195	N/A	$3,683	$42,245	$76	$395
Reinvested	23	16	1	141	N/A	250	4,437	4	19
Redeemed	(186)	(200)	(64)	(944)	N/A	(1,917)	(4,806)	(32)	(91)

Net Increase (Decrease)	$771	$549	$31	$2,392	N/A	$2,016	$41,876	$48	$323

Shares:
Sold	96	75	10	329	N/A	382	4,394	8	41
Reinvested	2	2	—	15	N/A	26	464	—	2
Redeemed	(19)	(21)	(7)	(98)	N/A	(200)	(501)	(3)	(10)

Net Increase (Decrease)	79	56	3	246	N/A	208	4,357	5	33

Distributions:
Year Ended October 31, 2007
From net investment income	$(46)	$(24)	$(3)	$(195)	$(11)	$(242)	$(16,717)	$(11)	$(11)

Total Dividends and Distributions	$(46)	$(24)	$(3)	$(195)	$(11)	$(242)	$(16,717)	$(11)	$(11)

Year Ended October 31, 2006
From net investment income	$(23)	$(17)	$(1)	$(149)	N/A	$(250)	$(4,394)	$(4)	$(19)
From net realized gain on investments and foreign currency transactions	—	—	—	(1)	N/A	(2)	(44)	—	—

Total Dividends and Distributions	$(23)	$(17)	$(1)	$(150)	N/A	$(252)	$(4,438)	$(4)	$(19)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	International Emerging Markets Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$10,713	$1,347
Net realized gain (loss) from investment transactions and foreign currency transactions	221,153	27,358
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	292,911	34,335

Net Increase (Decrease) in Net Assets Resulting from Operations	524,777	63,040

Dividends and Distributions to Shareholders
From net investment income	(2,308)	(233)
From net realized gain on investments and foreign currency transactions	(27,638)	(15,240)

Total Dividends and Distributions	(29,946)	(15,473)

Capital Share Transactions
Net increase (decrease) in capital share transactions	668,768	138,667
Redemption fees — Class A	7	—
Redemption fees — Class J	4	3

Total increase (decrease) in net assets	1,163,610	186,237

Net Assets
Beginning of period	332,684	146,447

End of period (including undistributed net investment income as set forth below)	$1,496,294	$332,684

Undistributed (overdistributed) net investment income (operating loss)	$7,651	$1,201

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$18,355	$8,788	$4,152	$103,651	$12,019	$8,707	$94,923	$492,496	$25,155	$11,144
Reinvested	512	361	125	6,261	1,043	—	10,961	9,286	1,073	238
Redeemed	(3,581)	(1,877)	(675)	(38,056)	(4,971)	(622)	(46,682)	(35,958)	(6,887)	(1,173)

Net Increase (Decrease)	$15,286	$7,272	$3,602	$71,856	$8,091	$8,085	$59,202	$465,824	$19,341	$10,209

Shares:
Sold	620	302	137	3,339	396	280	3,294	18,441	847	373
Reinvested	21	14	5	249	42	—	449	368	43	9
Redeemed	(134)	(62)	(26)	(1,281)	(175)	(19)	(1,654)	(1,165)	(236)	(39)

Net Increase (Decrease)	507	254	116	2,307	263	261	2,089	17,644	654	343

Year Ended October 31, 2006
Dollars:
Sold	$4,671	$3,451	$1,860	$35,113	$4,805	N/A	$70,233	$63,398	$8,398	$2,568
Reinvested	202	68	13	4,654	957	N/A	7,510	200	555	22
Redeemed	(1,766)	(1,361)	(463)	(26,064)	(3,399)	N/A	(28,669)	(2,766)	(3,843)	(1,680)

Net Increase (Decrease)	$3,107	$2,158	$1,410	$13,703	$2,363	N/A	$49,074	$60,832	$5,110	$910

Shares:
Sold	207	150	80	1,554	211	N/A	3,188	2,686	366	111
Reinvested	10	3	1	236	49	N/A	391	10	28	1
Redeemed	(85)	(66)	(18)	(1,231)	(153)	N/A	(1,317)	(124)	(177)	(79)

Net Increase (Decrease)	132	87	63	559	107	N/A	2,262	2,572	217	33

Distributions:
Year Ended October 31, 2007
From net investment income	$(33)	$(12)	$(2)	$(300)	$—	$—	$(442)	$(1,387)	$(111)	$(21)
From net realized gain on investments and foreign currency transactions	(479)	(349)	(123)	(6,036)	$(1,054)	—	(10,519)	(7,899)	(962)	(217)

Total Dividends and Distributions	$(512)	$(361)	$(125)	$(6,336)	$(1,054)	$—	$(10,961)	$(9,286)	$(1,073)	$(238)

Year Ended October 31, 2006
From net investment income	$(7)	$(1)	$—	$(123)	$—	N/A	$(43)	$(21)	$(36)	$(2)
From net realized gain on investments and foreign currency transactions	(243)	(114)	(15)	(5,615)	(967)	N/A	(7,470)	(179)	(568)	(69)

Total Dividends and Distributions	$(250)	$(115)	$(15)	$(5,738)	$(967)	N/A	$(7,513)	$(200)	$(604)	$(71)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	International Growth Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$21,539	$9,245
Net realized gain (loss) from investment transactions and foreign currency transactions	200,772	124,808
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	260,398	93,228

Net Increase (Decrease) in Net Assets Resulting from Operations	482,709	227,281

Dividends and Distributions to Shareholders
From net investment income	(13,222)	(7,645)
From net realized gain on investments and foreign currency transactions	(126,025)	(64,899)

Total Dividends and Distributions	(139,247)	(72,544)

Capital Share Transactions
Net increase (decrease) in capital share transactions	855,776	391,901
Redemption fees — Class J	2	—

Total increase (decrease) in net assets	1,199,240	546,638

Net Assets
Beginning of period	1,272,151	725,513

End of period (including undistributed net investment income as set forth below)	$2,471,391	$1,272,151

Undistributed (overdistributed) net investment income (operating loss)	$18,601	$7,720

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$9,536	$3,988	$737	$364	$21	$17,901	$756,973	$12,666	$7,457
Reinvested	2,776	1,380	231	—	—	6,433	124,658	1,937	1,826
Redeemed	(5,264)	(4,559)	(411)	(1)	—	(14,528)	(56,913)	(8,043)	(3,389)

Net Increase (Decrease)	$7,048	$809	$557	$363	$21	$9,806	$824,718	$6,560	$5,894

Shares:
Sold	676	300	54	24	1	1,331	55,449	931	558
Reinvested	215	113	19	—	—	523	9,872	155	147
Redeemed	(382)	(342)	(31)	—	—	(1,087)	(4,267)	(588)	(253)

Net Increase (Decrease)	509	71	42	24	1	767	61,054	498	452

Year Ended October 31, 2006
Dollars:
Sold	$16,678	$5,532	$2,095	N/A	N/A	$18,304	$367,730	$9,532	$5,700
Reinvested	941	864	100	N/A	N/A	4,071	64,921	751	891
Redeemed	(2,870)	(3,552)	(156)	N/A	N/A	(10,379)	(85,425)	(2,249)	(1,578)

Net Increase (Decrease)	$14,749	$2,844	$2,039	N/A	N/A	$11,996	$347,226	$8,034	$5,013

Shares:
Sold	1,340	453	176	N/A	N/A	1,516	29,679	782	463
Reinvested	82	80	9	N/A	N/A	373	5,798	67	81
Redeemed	(229)	(294)	(12)	N/A	N/A	(861)	(6,884)	(183)	(130)

Net Increase (Decrease)	1,193	239	173	N/A	N/A	1,028	28,593	666	414

Distributions:
Year Ended October 31, 2007
From net investment income	$(109)	$(31)	$(1)	$—	$—	$(157)	$(12,669)	$(143)	$(112)
From net realized gain on investments and foreign currency transactions	(2,667)	(1,349)	(230)	—	—	(6,282)	(111,989)	(1,794)	(1,714)

Total Dividends and Distributions	$(2,776)	$(1,380)	$(231)	$—	$—	$(6,439)	$(124,658)	$(1,937)	$(1,826)

Year Ended October 31, 2006
From net investment income	$(45)	$(28)	$(1)	N/A	N/A	$(75)	$(7,365)	$(67)	$(64)
From net realized gain on investments and foreign currency transactions	(896)	(836)	(100)	N/A	N/A	(3,999)	(57,557)	(684)	(827)

Total Dividends and Distributions	$(941)	$(864)	$(101)	N/A	N/A	$(4,074)	$(64,922)	$(751)	$(891)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	LargeCap Growth Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$9,147	$2,507
Net realized gain (loss) from investment transactions and foreign currency transactions	330,863	33,010
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	539,047	38,701

Net Increase (Decrease) in Net Assets Resulting from Operations	879,057	74,218

Dividends and Distributions to Shareholders
From net investment income	(4,154)	(383)
From net realized gain on investments and foreign currency transactions	(12,172)	—

Total Dividends and Distributions	(16,326)	(383)

Capital Share Transactions
Net increase (decrease) in capital share transactions	2,603,787	254,418
Redemption fees — Class A	3	—

Total increase (decrease) in net assets	3,466,521	328,253

Net Assets
Beginning of period	952,466	624,213

End of period (including undistributed net investment income as set forth below)	$4,418,987	$952,466

Undistributed (overdistributed) net investment income (operating loss)	$7,266	$2,273

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$18,730	$5,813	$6,097	$68,231	$5,832	$4,673	$13,265	$299,795	$46,785	$8,236
Issued in acquisitions	—	—	—	140,361	77,359	2,933	—	2,248,006	—	—
Reinvested	486	234	85	3,862	361	—	462	8,892	835	258
Redeemed	(7,296)	(3,592)	(1,567)	(67,124)	(37,267)	(607)	(6,632)	(213,026)	(17,964)	(2,729)

Net Increase (Decrease)	$11,920	$2,455	$4,615	$145,330	$46,285	$6,999	$7,095	$2,343,667	$29,656	$5,765

Shares:
Sold	2,138	703	705	7,950	691	525	1,587	35,618	5,554	970
Issued in acquisitions	—	—	—	17,249	9,627	360	—	275,930	—	—
Reinvested	59	30	11	484	46	—	60	1,113	103	32
Redeemed	(834)	(438)	(192)	(8,005)	(4,467)	(73)	(822)	(24,743)	(2,045)	(318)

Net Increase (Decrease)	1,363	295	524	17,678	5,897	812	825	287,918	3,612	684

Year Ended October 31, 2006
Dollars:
Sold	$32,438	$15,805	$5,737	$29,094	$3,189	N/A	$17,071	$185,547	$50,023	$12,391
Reinvested	—	—	—	—	—	N/A	—	383	—	—
Redeemed	(6,468)	(1,866)	(903)	(44,980)	(12,619)	N/A	(5,841)	(13,753)	(8,650)	(2,180)

Net Increase (Decrease)	$25,970	$13,939	$4,834	$(15,886)	$(9,430)	N/A	$11,230	$172,177	$41,373	$10,211

Shares:
Sold	4,178	2,125	767	3,889	427	N/A	2,383	24,810	6,613	1,608
Reinvested	—	—	—	—	—	N/A	—	52	—	—
Redeemed	(833)	(253)	(121)	(6,023)	(1,700)	N/A	(814)	(1,836)	(1,143)	(283)

Net Increase (Decrease)	3,345	1,872	646	(2,134)	(1,273)	N/A	1,569	23,026	5,470	1,325

Distributions:
Year Ended October 31, 2007
From net investment income	$(35)	$—	$—	$(352)	$—	$—	$—	$(3,498)	$(218)	$(51)
From net realized gain on investments and foreign currency transactions	(451)	(234)	(85)	(3,571)	(365)	—	(462)	(6,179)	(617)	(208)

Total Dividends and Distributions	$(486)	$(234)	$(85)	$(3,923)	$(365)	$—	$(462)	$(9,677)	$(835)	$(259)

Year Ended October 31, 2006
From net investment income	$—	$—	$—	$—	$—	N/A	$—	$(383)	$—	$—

Total Dividends and Distributions	$—	$—	$—	$—	$—	N/A	$—	$(383)	$—	$—

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	LargeCap S&P 500 Index Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$14,359	$10,664
Net realized gain (loss) from investment transactions and foreign currency transactions	15,111	3,020
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	106,869	106,667

Net Increase (Decrease) in Net Assets Resulting from Operations	136,339	120,351

Dividends and Distributions to Shareholders
From net investment income	(11,410)	(7,664)
From net realized gain on investments and foreign currency transactions	(3,300)	(3,073)

Total Dividends and Distributions	(14,710)	(10,737)

Capital Share Transactions
Net increase (decrease) in capital share transactions	120,373	105,879
Redemption fees — Class A	2	—
Redemption fees — Class J	5	1

Total increase (decrease) in net assets	242,009	215,494

Net Assets
Beginning of period	941,651	726,157

End of period (including undistributed net investment income as set forth below)	$1,183,660	$941,651

Undistributed (overdistributed) net investment income (operating loss)	$11,600	$8,651

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$55,614	$11,291	$6,266	$16,759	$2,712	$61,322	$65,224	$85,447	$28,334
Reinvested	2,021	935	84	1,193	—	5,200	675	3,881	700
Redeemed	(23,423)	(20,088)	(988)	(16,358)	(159)	(60,660)	(15,406)	(77,741)	(12,462)

Net Increase (Decrease)	$34,212	$(7,862)	$5,362	$1,594	$2,553	$5,862	$50,493	$11,587	$16,572

Shares:
Sold	5,280	1,094	588	1,604	260	5,948	6,287	8,142	2,739
Reinvested	201	93	8	119	—	523	67	383	70
Redeemed	(2,246)	(1,911)	(95)	(1,567)	(15)	(5,875)	(1,470)	(7,528)	(1,182)

Net Increase (Decrease)	3,235	(724)	501	156	245	596	4,884	997	1,627

Year Ended October 31, 2006
Dollars:
Sold	$48,407	$16,086	$6,098	$10,869	N/A	$65,788	$25,777	$59,177	$29,119
Reinvested	1,487	739	51	1,092	N/A	4,125	122	2,756	345
Redeemed	(39,304)	(14,882)	(976)	(15,830)	N/A	(52,906)	(2,471)	(29,905)	(9,885)

Net Increase (Decrease)	$10,590	$1,943	$5,173	$(3,869)	N/A	$17,007	$23,428	$32,028	$19,579

Shares:
Sold	5,295	1,756	672	1,186	N/A	7,256	2,808	6,386	3,169
Reinvested	167	83	6	123	N/A	467	14	307	39
Redeemed	(4,301)	(1,641)	(107)	(1,729)	N/A	(5,826)	(266)	(3,242)	(1,064)

Net Increase (Decrease)	1,161	198	571	(420)	N/A	1,897	2,556	3,451	2,144

Distributions:
Year Ended October 31, 2007
From net investment income	$(1,572)	$(686)	$(60)	$(934)	N/A	$(3,897)	$(565)	$(3,138)	$(558)
From net realized gain on investments and foreign currency transactions	(449)	(249)	(25)	(273)	N/A	(1,307)	(112)	(743)	(142)

Total Dividends and Distributions	$(2,021)	$(935)	$(85)	$(1,207)	N/A	$(5,204)	$(677)	$(3,881)	$(700)

Year Ended October 31, 2006
From net investment income	$(1,065)	$(491)	$(32)	$(805)	N/A	$(2,811)	$(101)	$(2,102)	$(257)
From net realized gain on investments and foreign currency transactions	(422)	(249)	(19)	(304)	N/A	(1,315)	(21)	(655)	(88)

Total Dividends and Distributions	$(1,487)	$(740)	$(51)	$(1,109)	N/A	$(4,126)	$(122)	$(2,757)	$(345)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	LargeCap Value Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$12,798	$10,377
Net realized gain (loss) from investment transactions and foreign currency transactions	67,120	33,765
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(7,982)	69,697

Net Increase (Decrease) in Net Assets Resulting from Operations	71,936	113,839

Dividends and Distributions to Shareholders
From net investment income	(11,030)	(5,682)
From net realized gain on investments and foreign currency transactions	(34,028)	(13,832)

Total Dividends and Distributions	(45,058)	(19,514)

Capital Share Transactions
Net increase (decrease) in capital share transactions	97,809	105,237
Redemption fees — Class A	6	—
Redemption fees — Class J	1	—

Total increase (decrease) in net assets	124,694	199,562

Net Assets
Beginning of period	742,874	543,312

End of period (including undistributed net investment income as set forth below)	$867,568	$742,874

Undistributed (overdistributed) net investment income (operating loss)	$10,047	$8,279

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$1,345	$621	$565	$22,211	$2,230	$1,079	$17,382	$95,553	$5,129	$992
Reinvested	172	289	41	16,973	1,096	—	2,937	22,204	699	76
Redeemed	(1,305)	(2,380)	(317)	(45,433)	(6,752)	(54)	(11,798)	(19,008)	(6,256)	(482)

Net Increase (Decrease)	$212	$(1,470)	$289	$(6,249)	$(3,426)	$1,025	$8,521	$98,749	$(428)	$586

Shares:
Sold	103	47	43	1,685	170	82	1,334	7,161	389	77
Reinvested	14	23	3	1,324	86	—	232	1,730	54	6
Redeemed	(98)	(183)	(24)	(3,446)	(513)	(4)	(903)	(1,476)	(464)	(38)

Net Increase (Decrease)	19	(113)	22	(437)	(257)	78	663	7,415	(21)	45

Year Ended October 31, 2006
Dollars:
Sold	$2,355	$1,095	$558	$19,701	$2,482	N/A	$21,687	$109,061	$3,689	$737
Reinvested	24	125	9	8,884	735	N/A	899	8,363	212	24
Redeemed	(406)	(890)	(158)	(55,667)	(7,935)	N/A	(6,095)	(2,522)	(1,362)	(368)

Net Increase (Decrease)	$1,973	$330	$409	$(27,082)	$(4,718)	N/A	$16,491	$114,902	$2,539	$393

Shares:
Sold	198	91	46	1,632	203	N/A	1,808	9,095	304	60
Reinvested	2	11	1	770	64	N/A	79	725	18	2
Redeemed	(34)	(75)	(13)	(4,664)	(661)	N/A	(509)	(211)	(113)	(30)

Net Increase (Decrease)	166	27	34	(2,262)	(394)	N/A	1,378	9,609	209	32

Distributions:
Year Ended October 31, 2007
From net investment income	$(35)	$(52)	$(6)	$(3,891)	$(48)	$—	$(529)	$(6,275)	$(176)	$(18)
From net realized gain on investments and foreign currency transactions	(137)	(237)	(35)	(13,531)	(1,056)	—	(2,408)	(16,042)	(523)	(59)

Total Dividends and Distributions	$(172)	$(289)	$(41)	$(17,422)	$(1,104)	$—	$(2,937)	$(22,317)	$(699)	$(77)

Year Ended October 31, 2006
From net investment income	$(7)	$(22)	$(1)	$(2,395)	$(119)	N/A	$(145)	$(2,923)	$(63)	$(7)
From net realized gain on investments and foreign currency transactions	(17)	(103)	(8)	(6,721)	(621)	N/A	(754)	(5,441)	(149)	(18)

Total Dividends and Distributions	$(24)	$(125)	$(9)	$(9,116)	$(740)	N/A	$(899)	$(8,364)	$(212)	$(25)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	MidCap Blend Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(424)	$1,476
Net realized gain (loss) from investment transactions and foreign currency transactions	86,633	77,418
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	59,289	21,555

Net Increase (Decrease) in Net Assets Resulting from Operations	145,498	100,449

Dividends and Distributions to Shareholders
From net investment income	(1,198)	(1,096)
From net realized gain on investments and foreign currency transactions	(77,285)	(38,199)

Total Dividends and Distributions	(78,483)	(39,295)

Capital Share Transactions
Net increase (decrease) in capital share transactions	54,601	8,368
Redemption fees — Class A	14	—
Redemption fees — Class B	1	—
Redemption fees — Class J	4	—

Total increase (decrease) in net assets	121,635	69,522

Net Assets
Beginning of period	810,220	740,698

End of period (including undistributed net investment income as set forth below)	$931,855	$810,220

Undistributed (overdistributed) net investment income (operating loss)	$—	$1,200

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$5,120	$1,103	$939	$50,940	$7,363	$4,055	$54,040	$1,356	$8,787	$1,746
Reinvested	578	252	61	52,029	6,323	—	15,553	—	2,175	500
Redeemed	(2,714)	(894)	(208)	(99,599)	(17,419)	(326)	(29,027)	(8)	(6,620)	(1,504)

Net Increase (Decrease)	$2,984	$461	$792	$3,370	$(3,733)	$3,729	$40,566	$1,348	$4,342	$742

Shares:
Sold	350	74	62	3,393	489	268	3,670	86	587	116
Reinvested	41	18	4	3,693	450	—	1,129	—	154	35
Redeemed	(186)	(60)	(14)	(6,641)	(1,162)	(21)	(1,970)	(1)	(435)	(97)

Net Increase (Decrease)	205	32	52	445	(223)	247	2,829	85	306	54

Year Ended October 31, 2006
Dollars:
Sold	$3,466	$734	$220	$45,035	$6,424	N/A	$43,912	$—	$5,825	$3,320
Reinvested	190	172	14	27,072	3,645	N/A	6,267	—	1,329	156
Redeemed	(925)	(1,697)	(76)	(82,638)	(19,029)	N/A	(20,910)	—	(12,658)	(1,480)

Net Increase (Decrease)	$2,731	$(791)	$158	$(10,531)	$(8,960)	N/A	$29,269	$—	$(5,504)	$1,996

Shares:
Sold	248	52	15	3,221	455	N/A	3,192	—	411	231
Reinvested	14	13	1	1,985	268	N/A	469	—	97	11
Redeemed	(66)	(122)	(5)	(5,899)	(1,366)	N/A	(1,519)	—	(900)	(101)

Net Increase (Decrease)	196	(57)	11	(693)	(643)	N/A	2,142	—	(392)	141

Distributions:
Year Ended October 31, 2007
From net investment income	$—	$—	$—	$(1,117)	$—	$—	$—	$—	$(71)	$(10)
From net realized gain on investments and foreign currency transactions	(578)	(252)	(61)	(51,835)	(6,401)	—	(15,563)	(1)	(2,104)	(490)

Total Dividends and Distributions	$(578)	$(252)	$(61)	$(52,952)	$(6,401)	$—	$(15,563)	$(1)	$(2,175)	$(500)

Year Ended October 31, 2006
From net investment income	$—	$—	$—	$(1,018)	$—	N/A	$—	$—	$(73)	$(5)
From net realized gain on investments and foreign currency transactions	(190)	(172)	(15)	(26,453)	(3,692)	N/A	(6,270)	(1)	(1,255)	(151)

Total Dividends and Distributions	$(190)	$(172)	$(15)	$(27,471)	$(3,692)	N/A	$(6,270)	$(1)	$(1,328)	$(156)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	MidCap Growth Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(227)	$(244)
Net realized gain (loss) from investment transactions and foreign currency transactions	4,007	842
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	6,323	542

Net Increase (Decrease) in Net Assets Resulting from Operations	10,103	1,140

Capital Share Transactions
Net increase (decrease) in capital share transactions	5,510	8,899

Total increase (decrease) in net assets	15,613	10,039

Net Assets
Beginning of period	29,994	19,955

End of period (including undistributed net investment income as set forth below)	$45,607	$29,994

Undistributed (overdistributed) net investment income (operating loss)	$—	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$587	$407	$196	$5,912	$4,145	$2,923	$110
Redeemed	(1,188)	(2,068)	(99)	(4,571)	(294)	(412)	(138)

Net Increase (Decrease)	$(601)	$(1,661)	$97	$1,341	$3,851	$2,511	$(28)

Shares:
Sold	72	53	26	818	552	356	15
Redeemed	(164)	(267)	(13)	(659)	(38)	(52)	(18)

Net Increase (Decrease)	(92)	(214)	13	159	514	304	(3)

Year Ended October 31, 2006
Dollars:
Sold	$2,075	$1,613	$125	$6,141	$3,948	$1,427	$670
Redeemed	(783)	(468)	(17)	(5,221)	(28)	(211)	(372)

Net Increase (Decrease)	$1,292	$1,145	$108	$920	$3,920	$1,216	$298

Shares:
Sold	296	233	19	952	593	210	97
Redeemed	(115)	(70)	(3)	(812)	(4)	(32)	(51)

Net Increase (Decrease)	181	163	16	140	589	178	46

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	MidCap S&P 400 Index Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$1,898	$1,077
Net realized gain (loss) from investment transactions and foreign currency transactions	14,518	5,351
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	13,283	8,425

Net Increase (Decrease) in Net Assets Resulting from Operations	29,699	14,853

Dividends and Distributions to Shareholders
From net investment income	(1,341)	(573)
From net realized gain on investments and foreign currency transactions	(5,532)	(4,351)

Total Dividends and Distributions	(6,873)	(4,924)

Capital Share Transactions
Net increase (decrease) in capital share transactions	47,133	55,241
Redemption fees — Class J	1	—

Total increase (decrease) in net assets	69,960	65,170

Net Assets
Beginning of period	166,221	101,051

End of period (including undistributed net investment income as set forth below)	$236,181	$166,221

Undistributed (overdistributed) net investment income (operating loss)	$1,493	$936

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$13,757	$6,120	$3,833	$10,714	$21,592	$34,900	$9,447
Reinvested	1,228	912	92	1,353	615	2,183	483
Redeemed	(6,207)	(7,544)	(917)	(8,512)	(5,192)	(25,198)	(6,526)

Net Increase (Decrease)	$8,778	$(512)	$3,008	$3,555	$17,015	$11,885	$3,404

Shares:
Sold	883	393	249	706	1,401	2,255	606
Reinvested	83	62	6	94	42	147	33
Redeemed	(399)	(485)	(58)	(558)	(336)	(1,642)	(411)

Net Increase (Decrease)	567	(30)	197	242	1,107	760	228

Year Ended October 31, 2006
Dollars:
Sold	$17,537	$10,627	$2,535	$10,496	$11,544	$21,246	$6,909
Reinvested	799	829	35	1,271	84	1,600	304
Redeemed	(5,659)	(5,894)	(510)	(7,386)	(889)	(7,782)	(2,455)

Net Increase (Decrease)	$12,677	$5,562	$2,060	$4,381	$10,739	$15,064	$4,758

Shares:
Sold	1,223	745	180	757	823	1,484	487
Reinvested	57	60	3	94	6	115	22
Redeemed	(391)	(412)	(37)	(531)	(63)	(545)	(172)

Net Increase (Decrease)	889	393	146	320	766	1,054	337

Distributions:
Year Ended October 31, 2007
From net investment income	$(217)	$(121)	$(10)	$(188)	$(187)	$(512)	$(106)
From net realized gain on investments and foreign currency transactions	(1,011)	(791)	(82)	(1,166)	(434)	(1,671)	(377)

Total Dividends and Distributions	$(1,228)	$(912)	$(92)	$(1,354)	$(621)	$(2,183)	$(483)

Year Ended October 31, 2006
From net investment income	$(96)	$(60)	$(2)	$(74)	$(21)	$(273)	$(47)
From net realized gain on investments and foreign currency transactions	(704)	(769)	(33)	(1,198)	(63)	(1,327)	(257)

Total Dividends and Distributions	$(800)	$(829)	$(35)	$(1,272)	$(84)	$(1,600)	$(304)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	MidCap Stock Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$8,271	$6,720
Net realized gain (loss) from investment transactions and foreign currency transactions	102,638	44,968
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(70,737)	92,668

Net Increase (Decrease) in Net Assets Resulting from Operations	40,172	144,356

Dividends and Distributions to Shareholders
From net investment income	(6,899)	(13,439)
From net realized gain on investments and foreign currency transactions	(44,854)	(56,362)

Total Dividends and Distributions	(51,753)	(69,801)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(115,305)	16,565
Redemption fees — Class A	1	—

Total increase (decrease) in net assets	(126,885)	91,120

Net Assets
Beginning of period	979,519	888,399

End of period (including undistributed net investment income as set forth below)	$852,634	$979,519

Undistributed (overdistributed) net investment income (operating loss)	$6,111	$4,739

	Class A	Class B	Class C	Institutional

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$85,593	$5,479	$6,029	$6,435
Reinvested	10,660	1,294	317	38,515
Redeemed	(53,308)	(7,368)	(3,617)	(205,334)

Net Increase (Decrease)	$42,945	$(595)	$2,729	$(160,384)

Shares:
Sold	3,952	268	294	299
Reinvested	509	66	16	1,814
Redeemed	(2,503)	(365)	(180)	(9,563)

Net Increase (Decrease)	1,958	(31)	130	(7,450)

Year Ended October 31, 2006
Dollars:
Sold	$126,679	$7,702	$4,427	$5,163
Reinvested	7,091	1,620	315	60,050
Redeemed	(24,699)	(5,082)	(1,538)	(165,163)

Net Increase (Decrease)	$109,071	$4,240	$3,204	$(99,950)

Shares:
Sold	6,356	414	239	256
Reinvested	376	91	18	3,143
Redeemed	(1,259)	(274)	(82)	(8,467)

Net Increase (Decrease)	5,473	231	175	(5,068)

Distributions:
Year Ended October 31, 2007
From net investment income	$(1,237)	$(2)	$(1)	$(5,659)
From net realized gain on investments and foreign currency transactions	(10,079)	(1,505)	(414)	(32,856)

Total Dividends and Distributions	$(11,316)	$(1,507)	$(415)	$(38,515)

Year Ended October 31, 2006
From net investment income	$(1,417)	$(150)	$(52)	$(11,820)
From net realized gain on investments and foreign currency transactions	(6,174)	(1,651)	(307)	(48,230)

Total Dividends and Distributions	$(7,591)	$(1,801)	$(359)	$(60,050)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	MidCap Value Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$759	$974
Net realized gain (loss) from investment transactions and foreign currency transactions	11,248	7,945
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	921	10,403

Net Increase (Decrease) in Net Assets Resulting from Operations	12,928	19,322

Dividends and Distributions to Shareholders
From net investment income	(907)	(537)
From net realized gain on investments and foreign currency transactions	(8,077)	(17,433)

Total Dividends and Distributions	(8,984)	(17,970)

Capital Share Transactions
Net increase (decrease) in capital share transactions	5,331	20,667
Redemption fees — Class J	3	—

Total increase (decrease) in net assets	9,278	22,019

Net Assets
Beginning of period	140,424	118,405

End of period (including undistributed net investment income as set forth below)	$149,702	$140,424

Undistributed (overdistributed) net investment income (operating loss)	$502	$650

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$2,249	$755	$264	$19,274	$9	$4,497	$1,758
Reinvested	52	71	5	8,261	—	100	93
Redeemed	(755)	(367)	(88)	(23,174)	(6,096)	(690)	(887)

Net Increase (Decrease)	$1,546	$459	$181	$4,361	$(6,087)	$3,907	$964

Shares:
Sold	154	51	18	1,322	1	305	120
Reinvested	4	5	—	592	—	7	6
Redeemed	(52)	(25)	(6)	(1,601)	(399)	(47)	(60)

Net Increase (Decrease)	106	31	12	313	(398)	265	66

Year Ended October 31, 2006
Dollars:
Sold	$627	$654	$81	$21,151	$—	$766	$1,474
Reinvested	70	67	4	16,861	767	158	28
Redeemed	(243)	(96)	(45)	(20,726)	(11)	(512)	(408)

Net Increase (Decrease)	$454	$625	$40	$17,286	$756	$412	$1,094

Shares:
Sold	46	49	6	1,573	—	57	112
Reinvested	5	5	—	1,315	58	12	2
Redeemed	(18)	(7)	(3)	(1,549)	(1)	(38)	(31)

Net Increase (Decrease)	33	47	3	1,339	57	31	83

Distributions:
Year Ended October 31, 2007
From net investment income	$(7)	$(6)	$—	$(792)	$(73)	$(16)	$(13)
From net realized gain on investments and foreign currency transactions	(45)	(65)	(5)	(7,473)	(325)	(84)	(80)

Total Dividends and Distributions	$(52)	$(71)	$(5)	$(8,265)	$(398)	$(100)	$(93)

Year Ended October 31, 2006
From net investment income	$(3)	$(2)	$—	$(464)	$(58)	$(9)	$(1)
From net realized gain on investments and foreign currency transactions	(67)	(66)	(6)	(16,409)	(710)	(148)	(27)

Total Dividends and Distributions	$(70)	$(68)	$(6)	$(16,873)	$(768)	$(157)	$(28)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Money Market Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$98,162	$27,165

Net Increase (Decrease) in Net Assets Resulting from Operations	98,162	27,165

Dividends and Distributions to Shareholders
From net investment income	(98,162)	(27,165)

Total Dividends and Distributions	(98,162)	(27,165)

Capital Share Transactions
Net increase (decrease) in capital share transactions	1,848,919	1,083

Total increase (decrease) in net assets	1,848,919	1,083

Net Assets
Beginning of period	693,081	691,998

End of period (including undistributed net investment income as set forth below)	$2,542,000	$693,081

Undistributed (overdistributed) net investment income (operating loss)	$—	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$123,442	$62,497	$36,760	$1,721,034	$23,143	$15,879	$125,082	$385,893	$199,900	$97,580
Issued in acquisitions	—	—	—	1,098,364	33,680	6,724	—	185,502	—	—
Reinvested	933	677	154	74,095	896	204	7,260	8,471	3,093	459
Redeemed	(117,410)	(57,704)	(34,924)	(1,371,714)	(27,430)	(11,593)	(103,582)	(389,281)	(158,453)	(90,712)

Net Increase (Decrease)	$6,965	$5,470	$1,990	$1,521,779	$30,289	$11,214	$28,760	$190,585	$44,540	$7,327

Shares:
Sold	123,442	62,497	36,760	1,721,034	23,143	15,879	125,082	385,893	199,900	97,580
Issued in acquisitions	—	—	—	1,098,364	33,680	6,724	—	185,502	—	—
Reinvested	933	677	154	74,095	896	204	7,260	8,471	3,093	459
Redeemed	(117,410)	(57,704)	(34,924)	(1,371,714)	(27,430)	(11,593)	(103,582)	(389,281)	(158,453)	(90,712)

Net Increase (Decrease)	6,965	5,470	1,990	1,521,779	30,289	11,214	28,760	190,585	44,540	7,327

Year Ended October 31, 2006
Dollars:
Sold	$94,484	$71,184	$30,943	$682,760	$2,687	N/A	$76,310	$26,437	$76,761	$45,999
Reinvested	517	462	69	16,458	80	N/A	5,450	1,141	1,414	139
Redeemed	(88,387)	(71,309)	(38,061)	(612,111)	(2,890)	N/A	(67,734)	(141,767)	(66,934)	(43,019)

Net Increase (Decrease)	$6,614	$337	$(7,049)	$87,107	$(123)	N/A	$14,026	$(114,189)	$11,241	$3,119

Shares:
Sold	94,484	71,184	30,943	682,760	2,687	N/A	76,310	26,437	76,761	45,999
Reinvested	517	462	69	16,458	80	N/A	5,450	1,141	1,414	139
Redeemed	(88,387)	(71,309)	(38,061)	(612,111)	(2,890)	N/A	(67,734)	(141,767)	(66,934)	(43,019)

Net Increase (Decrease)	6,614	337	(7,049)	87,107	(123)	N/A	14,026	(114,189)	11,241	3,119

Distributions:
Year Ended October 31, 2007
From net investment income	$(934)	$(678)	$(154)	$(74,669)	$(1,068)	$(231)	$(7,366)	$(9,503)	$(3,100)	$(459)

Total Dividends and Distributions	$(934)	$(678)	$(154)	$(74,669)	$(1,068)	$(231)	$(7,366)	$(9,503)	$(3,100)	$(459)

Year Ended October 31, 2006
From net investment income	$(518)	$(462)	$(69)	$(16,647)	$(83)	N/A	$(5,527)	$(2,297)	$(1,423)	$(139)

Total Dividends and Distributions	$(518)	$(462)	$(69)	$(16,647)	$(83)	N/A	$(5,527)	$(2,297)	$(1,423)	$(139)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Mortgage Securities Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$80,180	$80,913
Net realized gain (loss) from investment transactions and foreign currency transactions	(1,062)	(2,472)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	2,431	9,031

Net Increase (Decrease) in Net Assets Resulting from Operations	81,549	87,472

Dividends and Distributions to Shareholders
From net investment income	(81,954)	(86,165)

Total Dividends and Distributions	(81,954)	(86,165)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(59,791)	(180,296)

Total increase (decrease) in net assets	(60,196)	(178,989)

Net Assets
Beginning of period	1,713,165	1,892,154

End of period (including undistributed net investment income as set forth below)	$1,652,969	$1,713,165

Undistributed (overdistributed) net investment income (operating loss)	$(916)	$483

	Class A	Class B	Class C	Institutional

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$9,943	$1,275	$887	$38,648
Reinvested	3,101	2,135	209	71,437
Redeemed	(20,933)	(30,803)	(1,783)	(133,907)

Net Increase (Decrease)	$(7,889)	$(27,393)	$(687)	$(23,822)

Shares:
Sold	946	121	84	3,681
Reinvested	295	203	20	6,801
Redeemed	(1,992)	(2,936)	(170)	(12,726)

Net Increase (Decrease)	(751)	(2,612)	(66)	(2,244)

Year Ended October 31, 2006
Dollars:
Sold	$7,339	$1,234	$2,865	$16,533
Reinvested	3,671	3,110	222	77,077
Redeemed	(33,458)	(40,567)	(1,911)	(216,411)

Net Increase (Decrease)	$(22,448)	$(36,223)	$1,176	$(122,801)

Shares:
Sold	702	118	273	1,584
Reinvested	351	297	21	7,366
Redeemed	(3,202)	(3,882)	(182)	(20,647)

Net Increase (Decrease)	(2,149)	(3,467)	112	(11,697)

Distributions:
Year Ended October 31, 2007
From net investment income	$(4,284)	$(2,739)	$(300)	$(74,631)

Total Dividends and Distributions	$(4,284)	$(2,739)	$(300)	$(74,631)

Year Ended October 31, 2006
From net investment income	$(4,914)	$(3,886)	$(288)	$(77,077)

Total Dividends and Distributions	$(4,914)	$(3,886)	$(288)	$(77,077)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners Global Equity Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$282	$195
Net realized gain (loss) from investment transactions and foreign currency transactions	2,455	1,119
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	2,109	1,601

Net Increase (Decrease) in Net Assets Resulting from Operations	4,846	2,915

Dividends and Distributions to Shareholders
From net investment income	(199)	(88)
From net realized gain on investments and foreign currency transactions	(1,056)	—

Total Dividends and Distributions	(1,255)	(88)

Capital Share Transactions
Net increase (decrease) in capital share transactions	3,833	10,353

Total increase (decrease) in net assets	7,424	13,180

Net Assets
Beginning of period	25,280	12,100

End of period (including undistributed net investment income as set forth below)	$32,704	$25,280

Undistributed (overdistributed) net investment income (operating loss)	$270	$172

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$567	$478	$548	$18,072	$13	$459
Reinvested	47	48	14	681	9	55
Redeemed	(784)	(484)	(91)	(14,697)	(258)	(844)

Net Increase (Decrease)	$(170)	$42	$471	$4,056	$(236)	$(330)

Shares:
Sold	45	38	43	1,437	1	37
Reinvested	4	4	1	55	1	4
Redeemed	(61)	(38)	(7)	(1,162)	(21)	(67)

Net Increase (Decrease)	(12)	4	37	330	(19)	(26)

Year Ended October 31, 2006
Dollars:
Sold	$1,825	$1,760	$385	$13,753	$1,382	$983
Reinvested	—	—	—	16	—	2
Redeemed	(441)	(358)	(110)	(7,231)	(1,186)	(427)

Net Increase (Decrease)	$1,384	$1,402	$275	$6,538	$196	$558

Shares:
Sold	161	151	33	1,192	121	86
Reinvested	—	—	—	1	—	—
Redeemed	(39)	(31)	(9)	(628)	(101)	(37)

Net Increase (Decrease)	122	120	24	565	20	49

Distributions:
Year Ended October 31, 2007
From net investment income	$(1)	$—	$—	$(192)	$(1)	$(5)
From net realized gain on investments and foreign currency transactions	(46)	(48)	(14)	(890)	(8)	(50)

Total Dividends and Distributions	$(47)	$(48)	$(14)	$(1,082)	$(9)	$(55)

Year Ended October 31, 2006
From net investment income	$—	$—	$—	$(86)	$—	$(2)

Total Dividends and Distributions	$—	$—	$—	$(86)	$—	$(2)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners International Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$21,336	$8,912
Net realized gain (loss) from investment transactions and foreign currency transactions	180,042	64,481
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	197,677	89,926

Net Increase (Decrease) in Net Assets Resulting from Operations	399,055	163,319

Dividends and Distributions to Shareholders
From net investment income	(12,289)	(4,695)
From net realized gain on investments and foreign currency transactions	(64,096)	(18,927)

Total Dividends and Distributions	(76,385)	(23,622)

Capital Share Transactions
Net increase (decrease) in capital share transactions	740,215	230,504

Total increase (decrease) in net assets	1,062,885	370,201

Net Assets
Beginning of period	941,229	571,028

End of period (including undistributed net investment income as set forth below)	$2,004,114	$941,229

Undistributed (overdistributed) net investment income (operating loss)	$21,104	$9,438

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$7,097	$7,175	$2,224	$692,110	$7,955	$7,452
Reinvested	1,040	948	130	71,925	1,699	643
Redeemed	(4,490)	(7,744)	(434)	(41,776)	(3,390)	(2,349)

Net Increase (Decrease)	$3,647	$379	$1,920	$722,259	$6,264	$5,746

Shares:
Sold	429	432	134	43,066	481	454
Reinvested	69	63	9	4,718	112	43
Redeemed	(278)	(472)	(27)	(2,584)	(210)	(143)

Net Increase (Decrease)	220	23	116	45,200	383	354

Year Ended October 31, 2006
Dollars:
Sold	$10,822	$6,455	$1,577	$228,648	$9,921	$5,313
Reinvested	236	287	21	22,187	618	273
Redeemed	(4,201)	(1,810)	(120)	(43,330)	(3,360)	(3,033)

Net Increase (Decrease)	$6,857	$4,932	$1,478	$207,505	$7,179	$2,553

Shares:
Sold	784	465	113	15,808	726	397
Reinvested	19	22	1	1,714	48	21
Redeemed	(305)	(128)	(8)	(3,142)	(240)	(217)

Net Increase (Decrease)	498	359	106	14,380	534	201

Distributions:
Year Ended October 31, 2007
From net investment income	$(84)	$(50)	$(4)	$(11,866)	$(215)	$(70)
From net realized gain on investments and foreign currency transactions	(956)	(898)	(126)	(60,059)	(1,484)	(573)

Total Dividends and Distributions	$(1,040)	$(948)	$(130)	$(71,925)	$(1,699)	$(643)

Year Ended October 31, 2006
From net investment income	$(15)	$(2)	$—	$(4,559)	$(88)	$(31)
From net realized gain on investments and foreign currency transactions	(221)	(285)	(21)	(17,628)	(530)	(242)

Total Dividends and Distributions	$(236)	$(287)	$(21)	$(22,187)	$(618)	$(273)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners LargeCap Blend Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$7,752	$7,824
Net realized gain (loss) from investment transactions and foreign currency transactions	92,066	46,847
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	48,019	72,208

Net Increase (Decrease) in Net Assets Resulting from Operations	147,837	126,879

Dividends and Distributions to Shareholders
From net investment income	(8,232)	(5,839)
From net realized gain on investments and foreign currency transactions	(47,079)	(34,388)

Total Dividends and Distributions	(55,311)	(40,227)

Capital Share Transactions
Net increase (decrease) in capital share transactions	62,349	52,025
Redemption fees — Class A	1	—
Redemption fees — Class B	1	—

Total increase (decrease) in net assets	154,877	138,677

Net Assets
Beginning of period	946,391	807,714

End of period (including undistributed net investment income as set forth below)	$1,101,268	$946,391

Undistributed (overdistributed) net investment income (operating loss)	$5,536	$6,017

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$8,017	$3,464	$1,191	$14,119	$2,366	$1,336	$52,868	$84,047	$19,862	$7,538
Reinvested	1,860	1,646	121	3,158	1,276	—	6,254	37,814	2,489	634
Redeemed	(17,056)	(8,420)	(490)	(13,713)	(3,733)	(211)	(21,125)	(102,350)	(17,544)	(3,069)

Net Increase (Decrease)	$(7,179)	$(3,310)	$822	$3,564	$(91)	$1,125	$37,997	$19,511	$4,807	$5,103

Shares:
Sold	685	302	100	1,216	204	113	4,647	7,210	1,690	661
Reinvested	167	149	11	281	115	—	573	3,366	223	57
Redeemed	(1,477)	(730)	(41)	(1,170)	(321)	(18)	(1,849)	(8,775)	(1,503)	(261)

Net Increase (Decrease)	(625)	(279)	70	327	(2)	95	3,371	1,801	410	457

Year Ended October 31, 2006
Dollars:
Sold	$9,438	$7,317	$2,361	$12,622	$2,597	$—	$39,186	$77,429	$5,057	$2,800
Reinvested	1,185	1,285	11	2,267	963	—	3,218	28,746	2,060	438
Redeemed	(4,353)	(9,550)	(469)	(13,266)	(3,214)	—	(12,051)	(94,126)	(7,754)	(2,170)

Net Increase (Decrease)	$6,270	$(948)	$1,903	$1,623	$346	$—	$30,353	$12,049	$(637)	$1,068

Shares:
Sold	905	699	225	1,192	246	—	3,777	7,267	481	267
Reinvested	115	125	1	218	93	—	318	2,764	199	42
Redeemed	(413)	(907)	(44)	(1,249)	(304)	—	(1,161)	(8,902)	(734)	(205)

Net Increase (Decrease)	607	(83)	182	161	35	—	2,934	1,129	(54)	104

Distributions:
Year Ended October 31, 2007
From net investment income	$(165)	$(92)	$(4)	$(233)	$—	$—	$(466)	$(6,841)	$(353)	$(78)
From net realized gain on investments and foreign currency transactions	(1,695)	(1,554)	(118)	(2,971)	(1,284)	—	(5,791)	(30,974)	(2,136)	(556)

Total Dividends and Distributions	$(1,860)	$(1,646)	$(122)	$(3,204)	$(1,284)	$—	$(6,257)	$(37,815)	$(2,489)	$(634)

Year Ended October 31, 2006
From net investment income	$(87)	$(43)	$—	$(104)	$—	N/A	$(131)	$(5,157)	$(269)	$(48)
From net realized gain on investments and foreign currency transactions	(1,098)	(1,242)	(11)	(2,211)	(969)	N/A	(3,087)	(23,589)	(1,791)	(390)

Total Dividends and Distributions	$(1,185)	$(1,285)	$(11)	$(2,315)	$(969)	N/A	$(3,218)	$(28,746)	$(2,060)	$(438)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners LargeCap Blend Fund I
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$7,347	$1,276
Net realized gain (loss) from investment transactions and foreign currency transactions	27,971	10,862
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	40,751	16,700

Net Increase (Decrease) in Net Assets Resulting from Operations	76,069	28,838

Dividends and Distributions to Shareholders
From net investment income	(1,893)	(608)
From net realized gain on investments and foreign currency transactions	—	(737)

Total Dividends and Distributions	(1,893)	(1,345)

Capital Share Transactions
Net increase (decrease) in capital share transactions	516,670	95,705
Redemption fees — Class A	1	—

Total increase (decrease) in net assets	590,847	123,198

Net Assets
Beginning of period	315,472	192,274

End of period (including undistributed net investment income as set forth below)	$906,319	$315,472

Undistributed (overdistributed) net investment income (operating loss)	$6,461	$1,007

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$1,287	$1,161	$457	$14,310	$1,268	$959	$9,874	$530,391	$3,444	$2,420
Reinvested	6	—	—	97	—	—	20	1,736	23	8
Redeemed	(1,564)	(1,772)	(188)	(23,755)	(6,938)	(29)	(8,196)	(6,044)	(1,304)	(1,001)

Net Increase (Decrease)	$(271)	$(611)	$269	$(9,348)	$(5,670)	$930	$1,698	$526,083	$2,163	$1,427

Shares:
Sold	130	119	45	1,420	128	95	993	53,608	338	241
Reinvested	1	—	—	10	—	—	2	178	2	1
Redeemed	(156)	(179)	(19)	(2,357)	(696)	(3)	(819)	(608)	(128)	(99)

Net Increase (Decrease)	(25)	(60)	26	(927)	(568)	92	176	53,178	212	143

Year Ended October 31, 2006
Dollars:
Sold	$2,836	$2,099	$1,063	$16,791	$1,499	N/A	$15,202	$93,665	$1,103	$587
Reinvested	9	23	1	929	82	N/A	227	—	40	18
Redeemed	(445)	(1,852)	(442)	(22,071)	(7,767)	N/A	(5,949)	(476)	(1,200)	(267)

Net Increase (Decrease)	$2,400	$270	$622	$(4,351)	$(6,186)	N/A	$9,480	$93,189	$(57)	$338

Shares:
Sold	317	236	120	1,883	167	N/A	1,725	10,090	123	66
Reinvested	1	3	—	107	9	N/A	26	—	5	2
Redeemed	(50)	(207)	(50)	(2,484)	(875)	N/A	(674)	(50)	(134)	(30)

Net Increase (Decrease)	268	32	70	(494)	(699)	N/A	1,077	10,040	(6)	38

Distributions:
Year Ended October 31, 2007
From net investment income	$(6)	$—	$—	$(99)	$—	$—	$(21)	$(1,736)	$(23)	$(8)

Total Dividends and Distributions	$(6)	$—	$—	$(99)	$—	$—	$(21)	$(1,736)	$(23)	$(8)

Year Ended October 31, 2006
From net investment income	$(5)	$(9)	$—	$(463)	$—	N/A	$(93)	$—	$(27)	$(11)
From net realized gain on investments and foreign currency transactions	(4)	(14)	(1)	(481)	(83)	N/A	(134)	—	(13)	(7)

Total Dividends and Distributions	$(9)	$(23)	$(1)	$(944)	$(83)	N/A	$(227)	$—	$(40)	$(18)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners LargeCap Growth Fund I
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$2,584	$3,816
Net realized gain (loss) from investment transactions and foreign currency transactions	83,419	57,172
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	198,841	6,595

Net Increase (Decrease) in Net Assets Resulting from Operations	284,844	67,583

Dividends and Distributions to Shareholders
From net investment income	(5,217)	—
From net realized gain on investments and foreign currency transactions	(54,217)	(36,360)

Total Dividends and Distributions	(59,434)	(36,360)

Capital Share Transactions
Net increase (decrease) in capital share transactions	544,115	120,103
Redemption fees — Class A	1	—

Total increase (decrease) in net assets	769,526	151,326

Net Assets
Beginning of period	1,106,717	955,391

End of period (including undistributed net investment income as set forth below)	$1,876,243	$1,106,717

Undistributed (overdistributed) net investment income (operating loss)	$1,183	$3,816

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$5,244	$2,349	$531	$9,682	$1,337	$668	$14,339	$579,235	$10,367	$2,683
Reinvested	1,275	800	42	2,146	604	—	1,827	51,267	1,273	170
Redeemed	(12,217)	(6,034)	(90)	(12,041)	(4,564)	(67)	(7,882)	(88,241)	(9,504)	(1,084)

Net Increase (Decrease)	$(5,698)	$(2,885)	$483	$(213)	$(2,623)	$601	$8,284	$542,261	$2,136	$1,769

Shares:
Sold	609	274	62	1,125	158	76	1,772	67,288	1,184	323
Reinvested	156	101	5	261	74	—	237	6,165	155	21
Redeemed	(1,448)	(729)	(11)	(1,394)	(539)	(7)	(968)	(10,346)	(1,112)	(127)

Net Increase (Decrease)	(683)	(354)	56	(8)	(307)	69	1,041	63,107	227	217

Year Ended October 31, 2006
Dollars:
Sold	$7,977	$4,308	$634	$8,393	$1,536	N/A	$13,981	$168,266	$7,859	$5,463
Reinvested	1,091	862	14	1,815	555	N/A	1,153	29,406	1,132	304
Redeemed	(13,140)	(9,752)	(73)	(11,205)	(3,268)	N/A	(6,017)	(74,374)	(11,102)	(5,715)

Net Increase (Decrease)	$(4,072)	$(4,582)	$575	$(997)	$(1,177)	N/A	$9,117	$123,298	$(2,111)	$52

Shares:
Sold	982	542	77	1,038	191	N/A	1,837	20,661	954	684
Reinvested	132	107	2	218	67	N/A	147	3,526	137	37
Redeemed	(1,639)	(1,243)	(9)	(1,388)	(408)	N/A	(791)	(9,069)	(1,392)	(697)

Net Increase (Decrease)	(525)	(594)	70	(132)	(150)	N/A	1,193	15,118	(301)	24

Distributions:
Year Ended October 31, 2007
From net investment income	$—	$—	$—	$—	$—	$—	$—	$(5,157)	$(56)	$(4)
From net realized gain on investments and foreign currency transactions	(1,275)	(800)	(42)	(2,171)	(607)	—	(1,828)	(46,110)	(1,218)	(166)

Total Dividends and Distributions	$(1,275)	$(800)	$(42)	$(2,171)	$(607)	$—	$(1,828)	$(51,267)	$(1,274)	$(170)

Year Ended October 31, 2006
From net realized gain on investments and foreign currency transactions	$(1,091)	$(862)	$(15)	$(1,839)	$(558)	N/A	$(1,154)	$(29,406)	$(1,132)	$(304)

Total Dividends and Distributions	$(1,091)	$(862)	$(15)	$(1,839)	$(558)	N/A	$(1,154)	$(29,406)	$(1,132)	$(304)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners LargeCap Growth Fund II
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$958	$518
Net realized gain (loss) from investment transactions and foreign currency transactions	98,710	57,216
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	43,200	31,537

Net Increase (Decrease) in Net Assets Resulting from Operations	142,868	89,271

Dividends and Distributions to Shareholders
From net investment income	(814)	(690)
From net realized gain on investments and foreign currency transactions	(57,319)	(8,924)

Total Dividends and Distributions	(58,133)	(9,614)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(68,603)	(25,585)

Total increase (decrease) in net assets	16,132	54,072

Net Assets
Beginning of period	838,662	784,590

End of period (including undistributed net investment income as set forth below)	$854,794	$838,662

Undistributed (overdistributed) net investment income (operating loss)	$—	$336

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$1,648	$1,238	$1,137	$705	$384	$5,661	$173,492	$8,670	$3,342
Issued in acquisitions	1,541	1,962	348	—	—	10,790	117,492	18	18
Reinvested	691	1,041	35	50	—	1,216	52,155	1,462	1,483
Redeemed	(3,446)	(4,129)	(347)	(233)	(17)	(4,625)	(433,059)	(5,356)	(3,970)

Net Increase (Decrease)	$434	$112	$1,173	$522	$367	$13,042	$(89,920)	$4,794	$873

Shares:
Sold	191	146	124	79	44	674	19,708	963	390
Issued in acquisitions	186	239	41	—	—	1,348	13,671	2	2
Reinvested	85	129	4	6	—	155	6,173	176	180
Redeemed	(408)	(481)	(40)	(27)	(2)	(560)	(50,179)	(601)	(449)

Net Increase (Decrease)	54	33	129	58	42	1,617	(10,627)	540	123

Year Ended October 31, 2006
Dollars:
Sold	$1,973	$2,201	$464	$501	N/A	$4,416	$155,574	$4,810	$6,198
Reinvested	95	163	2	2	N/A	126	8,765	228	233
Redeemed	(2,943)	(4,517)	(235)	(84)	N/A	(2,400)	(186,218)	(9,484)	(5,455)

Net Increase (Decrease)	$(875)	$(2,153)	$231	$419	N/A	$2,142	$(21,879)	$(4,446)	$976

Shares:
Sold	238	270	55	59	N/A	549	18,300	574	766
Reinvested	11	20	—	—	N/A	16	1,022	27	28
Redeemed	(354)	(552)	(28)	(10)	N/A	(302)	(21,638)	(1,156)	(650)

Net Increase (Decrease)	(105)	(262)	27	49	N/A	263	(2,316)	(555)	144

Distributions:
Year Ended October 31, 2007
From net investment income	$—	$—	$—	$—	$—	$—	$(814)	$—	$—
From net realized gain on investments and foreign currency transactions	(691)	(1,041)	(35)	(50)	—	(1,216)	(51,341)	(1,462)	(1,483)

Total Dividends and Distributions	$(691)	$(1,041)	$(35)	$(50)	$—	$(1,216)	$(52,155)	$(1,462)	$(1,483)

Year Ended October 31, 2006
From net investment income	$—	$—	$—	$—	N/A	$—	$(690)	$—	$—
From net realized gain on investments and foreign currency transactions	(95)	(163)	(2)	(2)	N/A	(126)	(8,075)	(228)	(233)

Total Dividends and Distributions	$(95)	$(163)	$(2)	$(2)	N/A	$(126)	$(8,765)	$(228)	$(233)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

	Partners LargeCap Value
Amounts in thousands	Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$45,996	$34,172
Net realized gain (loss) from investment transactions and foreign currency transactions	161,956	113,938
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(4,733)	256,647

Net Increase (Decrease) in Net Assets Resulting from Operations	203,219	404,757

Dividends and Distributions to Shareholders
From net investment income	(38,660)	(22,752)
From net realized gain on investments and foreign currency transactions	(114,675)	(66,098)

Total Dividends and Distributions	(153,335)	(88,850)

Capital Share Transactions
Net increase (decrease) in capital share transactions	199,426	491,757
Redemption fees — Class A	2	—

Total increase (decrease) in net assets	249,312	807,664

Net Assets
Beginning of period	2,541,401	1,733,737

End of period (including undistributed net investment income as set forth below)	$2,790,713	$2,541,401

Undistributed (overdistributed) net investment income (operating loss)	$35,816	$28,480

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$61,892	$11,120	$4,721	$13,727	$2,651	$1,512	$41,792	$343,775	$37,728	$24,414
Reinvested	5,144	3,444	315	3,528	1,119	—	5,999	124,170	6,955	2,580
Redeemed	(23,675)	(13,930)	(2,309)	(14,351)	(4,322)	(135)	(22,355)	(377,955)	(27,591)	(10,537)

Net Increase (Decrease)	$43,361	$634	$2,727	$2,904	$(552)	$1,377	$25,436	$89,990	$17,092	$16,457

Shares:
Sold	3,845	713	301	872	168	95	2,676	21,773	2,373	1,536
Reinvested	330	228	21	230	73	—	397	8,086	454	169
Redeemed	(1,453)	(895)	(146)	(907)	(273)	(9)	(1,432)	(24,218)	(1,744)	(668)

Net Increase (Decrease)	2,722	46	176	195	(32)	86	1,641	5,641	1,083	1,037

Year Ended October 31, 2006
Dollars:
Sold	$31,431	$14,413	$6,274	$12,499	$2,303	N/A	$32,194	$447,788	$50,591	$17,577
Reinvested	2,640	1,954	59	2,354	749	N/A	3,132	72,997	3,738	1,153
Redeemed	(10,242)	(5,556)	(1,374)	(12,476)	(3,345)	N/A	(12,424)	(144,659)	(17,393)	(4,620)

Net Increase (Decrease)	$23,829	$10,811	$4,959	$2,377	$(293)	N/A	$22,902	$376,126	$36,936	$14,110

Shares:
Sold	2,172	1,006	445	879	163	N/A	2,274	31,259	3,475	1,235
Reinvested	191	145	5	173	55	N/A	233	5,369	275	85
Redeemed	(705)	(398)	(97)	(874)	(236)	N/A	(883)	(9,904)	(1,221)	(327)

Net Increase (Decrease)	1,658	753	353	178	(18)	N/A	1,624	26,724	2,529	993

Distributions:
Year Ended October 31, 2007
From net investment income	$(985)	$(552)	$(44)	$(631)	$(65)	$—	$(1,026)	$(33,163)	$(1,636)	$(558)
From net realized gain on investments and foreign currency transactions	(4,160)	(2,892)	(271)	(2,966)	(1,063)	—	(4,975)	(91,007)	(5,319)	(2,022)

Total Dividends and Distributions	$(5,145)	$(3,444)	$(315)	$(3,597)	$(1,128)	$—	$(6,001)	$(124,170)	$(6,955)	$(2,580)

Year Ended October 31, 2006
From net investment income	$(471)	$(280)	$(7)	$(376)	N/A	N/A	$(459)	$(20,053)	$(863)	$(243)
From net realized gain on investments and foreign currency transactions	(2,169)	(1,674)	(52)	(2,044)	(757)	N/A	(2,673)	(52,944)	(2,875)	(910)

Total Dividends and Distributions	$(2,640)	$(1,954)	$(59)	$(2,420)	$(757)	N/A	$(3,132)	$(72,997)	$(3,738)	$(1,153)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners LargeCap Value Fund I
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$11,678	$5,206
Net realized gain (loss) from investment transactions and foreign currency transactions	23,159	13,575
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	61,495	51,420

Net Increase (Decrease) in Net Assets Resulting from Operations	96,332	70,201

Dividends and Distributions to Shareholders
From net investment income	(6,190)	(2,500)
From net realized gain on investments and foreign currency transactions	(13,460)	(3,148)

Total Dividends and Distributions	(19,650)	(5,648)

Capital Share Transactions
Net increase (decrease) in capital share transactions	370,768	231,533

Total increase (decrease) in net assets	447,450	296,086

Net Assets
Beginning of period	587,388	291,302

End of period (including undistributed net investment income as set forth below)	$1,034,838	$587,388

Undistributed (overdistributed) net investment income (operating loss)	$9,983	$4,495

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$2,137	$1,685	$2,035	$386,685	$6,491	$1,970
Reinvested	132	125	102	19,035	221	34
Redeemed	(1,151)	(931)	(1,738)	(40,292)	(4,865)	(907)

Net Increase (Decrease)	$1,118	$879	$399	$365,428	$1,847	$1,097

Shares:
Sold	149	118	141	27,268	446	140
Reinvested	10	9	8	1,373	16	2
Redeemed	(80)	(65)	(122)	(2,817)	(326)	(63)

Net Increase (Decrease)	79	62	27	25,824	136	79

Year Ended October 31, 2006
Dollars:
Sold	$5,070	$6,430	$4,272	$217,623	$5,435	$1,333
Reinvested	11	—	7	5,584	43	1
Redeemed	(625)	(1,404)	(240)	(9,689)	(2,128)	(190)

Net Increase (Decrease)	$4,456	$5,026	$4,039	$213,518	$3,350	$1,144

Shares:
Sold	407	511	328	16,878	433	107
Reinvested	1	—	1	460	4	—
Redeemed	(49)	(112)	(19)	(770)	(165)	(15)

Net Increase (Decrease)	359	399	310	16,568	272	92

Distributions:
Year Ended October 31, 2007
From net investment income	$(20)	$(9)	$(2)	$(6,098)	$(54)	$(7)
From net realized gain on investments and foreign currency transactions	(112)	(116)	(101)	(12,937)	(167)	(27)

Total Dividends and Distributions	$(132)	$(125)	$(103)	$(19,035)	$(221)	$(34)

Year Ended October 31, 2006
From net investment income	$(3)	$—	$—	$(2,480)	$(15)	$(2)
From net realized gain on investments and foreign currency transactions	(9)	—	(7)	(3,104)	(28)	—

Total Dividends and Distributions	$(12)	$—	$(7)	$(5,584)	$(43)	$(2)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners LargeCap Value Fund II
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$4,368	$3,649
Net realized gain (loss) from investment transactions and foreign currency transactions	13,702	3,547
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	5,968	28,854

Net Increase (Decrease) in Net Assets Resulting from Operations	24,038	36,050

Dividends and Distributions to Shareholders
From net investment income	(3,830)	(2,249)
From net realized gain on investments and foreign currency transactions	(3,526)	(2,265)

Total Dividends and Distributions	(7,356)	(4,514)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(23,715)	18,494

Total increase (decrease) in net assets	(7,033)	50,030

Net Assets
Beginning of period	247,461	197,431

End of period (including undistributed net investment income as set forth below)	$240,428	$247,461

Undistributed (overdistributed) net investment income (operating loss)	$3,476	$2,938

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$1,010	$184	$75	$12,220	$4,228	$135
Reinvested	54	15	3	7,214	69	—
Redeemed	(473)	(575)	(74)	(43,381)	(4,418)	(1)

Net Increase (Decrease)	$591	$(376)	$4	$(23,947)	$(121)	$134

Shares:
Sold	85	15	6	1,007	336	11
Reinvested	4	1	—	608	6	—
Redeemed	(39)	(47)	(6)	(3,539)	(349)	—

Net Increase (Decrease)	50	(31)	—	(1,924)	(7)	11

Year Ended October 31, 2006
Dollars:
Sold	$1,770	$588	$173	$31,633	$2,486	$1,885
Reinvested	10	2	1	4,491	9	2
Redeemed	(602)	(63)	(59)	(21,226)	(679)	(1,927)

Net Increase (Decrease)	$1,178	$527	$115	$14,898	$1,816	$(40)

Shares:
Sold	165	55	16	2,879	235	185
Reinvested	1	—	—	435	1	—
Redeemed	(57)	(6)	(5)	(1,999)	(64)	(185)

Net Increase (Decrease)	109	49	11	1,315	172	—

Distributions:
Year Ended October 31, 2007
From net investment income	$(24)	$(5)	$(1)	$(3,767)	$(33)	$—
From net realized gain on investments and foreign currency transactions	(30)	(10)	(2)	(3,447)	(37)	—

Total Dividends and Distributions	$(54)	$(15)	$(3)	$(7,214)	$(70)	$—

Year Ended October 31, 2006
From net investment income	$(3)	$(1)	$—	$(2,240)	$(4)	$(1)
From net realized gain on investments and foreign currency transactions	(6)	(1)	(1)	(2,251)	(5)	(1)

Total Dividends and Distributions	$(9)	$(2)	$(1)	$(4,491)	$(9)	$(2)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners MidCap Growth Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(3,474)	$(1,974)
Net realized gain (loss) from investment transactions and foreign currency transactions	53,603	21,376
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	110,075	13,549

Net Increase (Decrease) in Net Assets Resulting from Operations	160,204	32,951

Dividends and Distributions to Shareholders
From net realized gain on investments and foreign currency transactions	(14,443)	(3,001)

Total Dividends and Distributions	(14,443)	(3,001)

Capital Share Transactions
Net Increase (decrease) in capital share transactions	102,385	75,536
Redemption fees — Class A	1	—

Total increase (decrease) in net assets	248,147	105,486

Net Assets
Beginning of period	477,117	371,631

End of period (including undistributed net investment income as set forth below)	$725,264	$477,117

Undistributed (overdistributed) net investment income (operating loss)	$—	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$7,980	$4,050	$416	$10,453	$2,219	$980	$7,977	$162,050	$10,091	$9,110
Reinvested	830	354	17	809	308	—	858	9,967	775	509
Redeemed	(12,532)	(4,408)	(250)	(7,614)	(2,752)	(23)	(5,947)	(65,325)	(23,121)	(5,396)

Net Increase (Decrease)	$(3,722)	$(4)	$183	$3,648	$(225)	$957	$2,888	$106,692	$(12,255)	$4,223

Shares:
Sold	746	384	40	988	209	91	779	15,532	908	855
Reinvested	83	37	2	83	32	—	93	1,017	77	51
Redeemed	(1,186)	(425)	(25)	(738)	(269)	(2)	(604)	(6,510)	(2,111)	(516)

Net Increase (Decrease)	(357)	(4)	17	333	(28)	89	268	10,039	(1,126)	390

Year Ended October 31, 2006
Dollars:
Sold	$16,511	$4,629	$516	$7,415	$1,334	N/A	$10,347	$87,124	$20,715	$22,691
Reinvested	130	75	2	192	79	N/A	182	2,116	171	50
Redeemed	(5,437)	(3,373)	(147)	(7,154)	(2,044)	N/A	(6,050)	(64,032)	(5,366)	(5,140)

Net Increase (Decrease)	$11,204	$1,331	$371	$453	$(631)	N/A	$4,479	$25,208	$15,520	$17,601

Shares:
Sold	1,656	472	54	763	140	N/A	1,113	9,050	2,114	2,319
Reinvested	13	8	—	20	8	N/A	20	224	18	5
Redeemed	(563)	(355)	(16)	(752)	(217)	N/A	(667)	(6,655)	(550)	(525)

Net Increase (Decrease)	1,106	125	38	31	(69)	N/A	466	2,619	1,582	1,799

Distributions:
Year Ended October 31, 2007
From net realized gain on investments and foreign currency transactions	$(830)	$(354)	$(17)	$(822)	$(311)	$—	$(858)	$(9,967)	$(775)	$(509)

Total Dividends and Distributions	$(830)	$(354)	$(17)	$(822)	$(311)	$—	$(858)	$(9,967)	$(775)	$(509)

Year Ended October 31, 2006
From net realized gain on investments and foreign currency transactions	$(130)	$(75)	$(2)	$(196)	$(80)	N/A	$(182)	$(2,115)	$(171)	$(50)

Total Dividends and Distributions	$(130)	$(75)	$(2)	$(196)	$(80)	N/A	$(182)	$(2,115)	$(171)	$(50)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners MidCap Growth Fund I
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(2)	$(7)
Net realized gain (loss) from investment transactions and foreign currency transactions	35,378	31,487
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	11,344	2,499

Net Increase (Decrease) in Net Assets Resulting from Operations	46,720	33,979

Dividends and Distributions to Shareholders
From net realized gain on investments and foreign currency transactions	(31,579)	(15,486)

Total Dividends and Distributions	(31,579)	(15,486)

Capital Share Transactions
Net increase (decrease) in capital share transactions	59,194	(14,591)

Total increase (decrease) in net assets	74,335	3,902

Net Assets
Beginning of period	257,806	253,904

End of period (including undistributed net investment income as set forth below)	$332,141	$257,806

Undistributed (overdistributed) net investment income (operating loss)	$46	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$2,899	$2,434	$876	$3,213	$320	$44,338	$3,789	$2,733
Reinvested	341	204	29	235	—	30,489	148	132
Redeemed	(2,461)	(836)	(79)	(1,773)	(5)	(27,031)	(380)	(421)

Net Increase (Decrease)	$779	$1,802	$826	$1,675	$315	$47,796	$3,557	$2,444

Shares:
Sold	230	197	70	259	26	3,492	288	212
Reinvested	29	18	3	20	—	2,577	12	11
Redeemed	(210)	(68)	(6)	(142)	(1)	(2,179)	(30)	(33)

Net Increase (Decrease)	49	147	67	137	25	3,890	270	190

Year Ended October 31, 2006
Dollars:
Sold	$2,689	$1,369	$155	$1,966	N/A	$12,053	$1,918	$1,084
Reinvested	103	32	7	26	N/A	15,222	73	18
Redeemed	(1,511)	(256)	(68)	(679)	N/A	(46,656)	(1,750)	(386)

Net Increase (Decrease)	$1,281	$1,145	$94	$1,313	N/A	$(19,381)	$241	$716

Shares:
Sold	219	111	12	158	N/A	965	153	88
Reinvested	9	3	1	2	N/A	1,259	6	2
Redeemed	(124)	(21)	(6)	(55)	N/A	(3,801)	(143)	(32)

Net Increase (Decrease)	104	93	7	105	N/A	(1,577)	16	58

Distributions:
Year Ended October 31, 2007
From net realized gain on investments and foreign currency transactions	$(341)	$(204)	$(30)	$(235)	$—	$(30,489)	$(148)	$(132)

Total Dividends and Distributions	$(341)	$(204)	$(30)	$(235)	$—	$(30,489)	$(148)	$(132)

Year Ended October 31, 2006
From net realized gain on investments and foreign currency transactions	$(104)	$(33)	$(8)	$(27)	N/A	$(15,221)	$(74)	$(19)

Total Dividends and Distributions	$(104)	$(33)	$(8)	$(27)	N/A	$(15,221)	$(74)	$(19)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners MidCap Growth Fund II
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(2,153)	$(883)
Net realized gain (loss) from investment transactions and foreign currency transactions	47,369	56,131
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	16,781	(11,333)

Net Increase (Decrease) in Net Assets Resulting from Operations	61,997	43,915

Dividends and Distributions to Shareholders
From net realized gain on investments and foreign currency transactions	(56,276)	(1,846)

Total Dividends and Distributions	(56,276)	(1,846)

Capital Share Transactions
Net increase (decrease) in capital share transactions	6,794	73,858

Total increase (decrease) in net assets	12,515	115,927

Net Assets
Beginning of period	564,839	448,912

End of period (including undistributed net investment income as set forth below)	$577,354	$564,839

Undistributed (overdistributed) net investment income (operating loss)	$—	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$4,436	$1,367	$1,582	$22,315	$5,052	$6,069
Reinvested	949	196	217	53,591	519	803
Redeemed	(4,026)	(627)	(616)	(79,865)	(2,146)	(3,022)

Net Increase (Decrease)	$1,359	$936	$1,183	$(3,959)	$3,425	$3,850

Shares:
Sold	391	119	137	1,943	434	525
Reinvested	84	17	19	4,672	46	71
Redeemed	(348)	(56)	(55)	(6,860)	(185)	(265)

Net Increase (Decrease)	127	80	101	(245)	295	331

Year Ended October 31, 2006
Dollars:
Sold	$10,445	$1,984	$2,130	$106,526	$7,012	$8,232
Reinvested	8	5	1	1,825	4	3
Redeemed	(1,832)	(570)	(219)	(56,702)	(2,836)	(2,158)

Net Increase (Decrease)	$8,621	$1,419	$1,912	$51,649	$4,180	$6,077

Shares:
Sold	875	176	183	8,816	596	720
Reinvested	1	—	—	158	—	—
Redeemed	(157)	(49)	(19)	(4,925)	(242)	(184)

Net Increase (Decrease)	719	127	164	4,049	354	536

Distributions:
Year Ended October 31, 2007
From net realized gain on investments and foreign currency transactions	$(949)	$(196)	$(217)	$(53,591)	$(520)	$(803)

Total Dividends and Distributions	$(949)	$(196)	$(217)	$(53,591)	$(520)	$(803)

Year Ended October 31, 2006
From net realized gain on investments and foreign currency transactions	$(8)	$(5)	$(1)	$(1,825)	$(4)	$(3)

Total Dividends and Distributions	$(8)	$(5)	$(1)	$(1,825)	$(4)	$(3)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners MidCap Value Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$4,920	$3,420
Net realized gain (loss) from investment transactions and foreign currency transactions	69,564	54,080
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(15,888)	29,645

Net Increase (Decrease) in Net Assets Resulting from Operations	58,596	87,145

Dividends and Distributions to Shareholders
From net investment income	(4,130)	(1,260)
From net realized gain on investments and foreign currency transactions	(54,948)	(48,436)

Total Dividends and Distributions	(59,078)	(49,696)

Capital Share Transactions
Net increase (decrease) in capital share transactions	49,804	94,301
Redemption fees — Class J	1	—

Total increase (decrease) in net assets	49,323	131,750

Net Assets
Beginning of period	670,627	538,877

End of period (including undistributed net investment income as set forth below)	$719,950	$670,627

Undistributed (overdistributed) net investment income (operating loss)	$3,218	$2,437

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$10,158	$4,364	$1,120	$7,167	$1,109	$1,443	$15,676	$91,486	$17,204	$10,219
Reinvested	2,624	2,005	112	779	112	—	8,158	41,525	2,069	1,668
Redeemed	(9,027)	(6,140)	(619)	(4,871)	(424)	(123)	(19,997)	(108,891)	(14,044)	(5,058)

Net Increase (Decrease)	$3,755	$229	$613	$3,075	$797	$1,320	$3,837	$24,120	$5,229	$6,829

Shares:
Sold	643	283	69	449	70	91	1,024	5,758	1,060	647
Reinvested	171	134	7	50	7	—	554	2,660	134	109
Redeemed	(569)	(399)	(39)	(306)	(27)	(8)	(1,317)	(6,799)	(874)	(321)

Net Increase (Decrease)	245	18	37	193	50	83	261	1,619	320	435

Year Ended October 31, 2006
Dollars:
Sold	$14,272	$6,790	$1,296	$8,084	$1,023	N/A	$23,345	$78,586	$8,560	$5,274
Reinvested	1,835	1,758	19	247	55	N/A	7,124	35,791	1,797	1,027
Redeemed	(5,412)	(4,998)	(149)	(1,657)	(240)	N/A	(15,251)	(64,447)	(8,619)	(1,809)

Net Increase (Decrease)	$10,695	$3,550	$1,166	$6,674	$838	N/A	$15,218	$49,930	$1,738	$4,492

Shares:
Sold	946	464	86	530	67	N/A	1,607	5,107	565	353
Reinvested	125	123	1	17	4	N/A	503	2,408	122	70
Redeemed	(358)	(339)	(10)	(111)	(16)	N/A	(1,051)	(4,223)	(571)	(121)

Net Increase (Decrease)	713	248	77	436	55	N/A	1,059	3,292	116	302

Distributions:
Year Ended October 31, 2007
From net investment income	$(55)	$—	$—	$—	$—	$—	$—	$(3,873)	$(126)	$(76)
From net realized gain on investments and foreign currency transactions	(2,569)	(2,005)	(112)	(795)	(112)	—	(8,166)	(37,654)	(1,943)	(1,592)

Total Dividends and Distributions	$(2,624)	$(2,005)	$(112)	$(795)	$(112)	$—	$(8,166)	$(41,527)	$(2,069)	$(1,668)

Year Ended October 31, 2006
From net investment income	$—	$—	$—	$—	$—	N/A	$—	$(1,251)	$(9)	$—
From net realized gain on investments and foreign currency transactions	(1,835)	(1,758)	(20)	(268)	(56)	N/A	(7,141)	(34,542)	(1,788)	(1,028)

Total Dividends and Distributions	$(1,835)	$(1,758)	$(20)	$(268)	$(56)	N/A	$(7,141)	$(35,793)	$(1,797)	$(1,028)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners MidCap Value Fund I
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$7,248	$4,232
Net realized gain (loss) from investment transactions and foreign currency transactions	102,607	37,306
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(22,178)	54,362

Net Increase (Decrease) in Net Assets Resulting from Operations	87,677	95,900

Dividends and Distributions to Shareholders
From net investment income	(5,124)	(2,411)
From net realized gain on investments and foreign currency transactions	(37,639)	(45,040)

Total Dividends and Distributions	(42,763)	(47,451)

Capital Share Transactions
Net increase (decrease) in capital share transactions	188,580	193,347

Total increase (decrease) in net assets	233,494	241,796

Net Assets
Beginning of period	762,250	520,454

End of period (including undistributed net investment income as set forth below)	$995,744	$762,250

Undistributed (overdistributed) net investment income (operating loss)	$5,386	$3,262

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$8,059	$3,765	$2,391	$218,286	$13,500	$4,816
Reinvested	556	212	116	41,077	544	258
Redeemed	(2,069)	(1,803)	(798)	(90,026)	(8,727)	(1,577)

Net Increase (Decrease)	$6,546	$2,174	$1,709	$169,337	$5,317	$3,497

Shares:
Sold	545	255	163	14,936	897	326
Reinvested	39	15	8	2,893	38	18
Redeemed	(142)	(124)	(55)	(6,156)	(574)	(106)

Net Increase (Decrease)	442	146	116	11,673	361	238

Year Ended October 31, 2006
Dollars:
Sold	$10,718	$3,432	$1,966	$151,494	$9,946	$4,808
Reinvested	220	106	61	46,679	260	120
Redeemed	(2,170)	(532)	(235)	(30,470)	(1,841)	(1,215)

Net Increase (Decrease)	$8,768	$3,006	$1,792	$167,703	$8,365	$3,713

Shares:
Sold	812	261	148	11,295	745	365
Reinvested	18	8	5	3,650	20	9
Redeemed	(164)	(40)	(18)	(2,285)	(137)	(92)

Net Increase (Decrease)	666	229	135	12,660	628	282

Distributions:
Year Ended October 31, 2007
From net investment income	$(5)	$—	$—	$(5,065)	$(41)	$(13)
From net realized gain on investments and foreign currency transactions	(551)	(212)	(116)	(36,012)	(503)	(245)

Total Dividends and Distributions	$(556)	$(212)	$(116)	$(41,077)	$(544)	$(258)

Year Ended October 31, 2006
From net investment income	$—	$—	$—	$(2,405)	$(5)	$(1)
From net realized gain on investments and foreign currency transactions	$(220)	$(108)	$(62)	$(44,274)	$(256)	$(120)

Total Dividends and Distributions	$(220)	$(108)	$(62)	$(46,679)	$(261)	$(121)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners SmallCap Blend Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(68)	$161
Net realized gain (loss) from investment transactions and foreign currency transactions	21,756	21,855
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(3,004)	(1,758)

Net Increase (Decrease) in Net Assets Resulting from Operations	18,684	20,258

Dividends and Distributions to Shareholders
From net investment income	(102)	(110)
From net realized gain on investments and foreign currency transactions	(21,838)	(16,656)

Total Dividends and Distributions	(21,940)	(16,766)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(46,722)	(16,961)

Total increase (decrease) in net assets	(49,978)	(13,469)

Net Assets
Beginning of period	226,880	240,349

End of period (including undistributed net investment income as set forth below)	$176,902	$226,880

Undistributed (overdistributed) net investment income (operating loss)	$—	$64

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$652	$301	$168	$5,097	$313	$214
Reinvested	367	131	17	21,288	35	101
Redeemed	(1,089)	(806)	(129)	(72,709)	(316)	(357)

Net Increase (Decrease)	$(70)	$(374)	$56	$(46,324)	$32	$(42)

Shares:
Sold	41	19	10	307	19	13
Reinvested	24	9	1	1,343	2	6
Redeemed	(68)	(51)	(8)	(4,409)	(19)	(22)

Net Increase (Decrease)	(3)	(23)	3	(2,759)	2	(3)

Year Ended October 31, 2006
Dollars:
Sold	$1,408	$551	$155	$14,048	$146	$1,652
Reinvested	202	70	3	16,342	16	117
Redeemed	(1,017)	(322)	(34)	(49,043)	(128)	(1,127)

Net Increase (Decrease)	$593	$299	$124	$(18,653)	$34	$642

Shares:
Sold	85	33	10	828	9	101
Reinvested	13	5	—	999	1	7
Redeemed	(62)	(20)	(2)	(3,002)	(8)	(69)

Net Increase (Decrease)	36	18	8	(1,175)	2	39

Distributions:
Year Ended October 31, 2007
From net investment income	$—	$—	$—	$(102)	$—	$—
From net realized gain on investments and foreign currency transactions	(367)	(131)	(17)	(21,187)	(35)	(101)

Total Dividends and Distributions	$(367)	$(131)	$(17)	$(21,289)	$(35)	$(101)

Year Ended October 31, 2006
From net investment income	$—	$—	$—	$(110)	$—	$—
From net realized gain on investments and foreign currency transactions	(206)	(73)	(4)	(16,232)	(20)	(121)

Total Dividends and Distributions	$(206)	$(73)	$(4)	$(16,342)	$(20)	$(121)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners SmallCap Growth Fund I
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(1,109)	$(1,092)
Net realized gain (loss) from investment transactions and foreign currency transactions	16,083	25,794
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	24,329	(6,605)

Net Increase (Decrease) in Net Assets Resulting from Operations	39,303	18,097

Dividends and Distributions to Shareholders
From net realized gain on investments and foreign currency transactions	(5,078)	—

Total Dividends and Distributions	(5,078)	—

Capital Share Transactions
Net increase (decrease) in capital share transactions	52,821	(42,000)

Total increase (decrease) in net assets	87,046	(23,903)

Net Assets
Beginning of period	114,108	138,011

End of period (including undistributed net investment income as set forth below)	$201,154	$114,108

Undistributed (overdistributed) net investment income (operating loss)	$—	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$2,195	$1,204	$173	$2,354	$69,100	$4,369	$493
Reinvested	111	56	2	432	4,234	224	19
Redeemed	(2,086)	(445)	(50)	(2,133)	(24,564)	(2,657)	(210)

Net Increase (Decrease)	$220	$815	$125	$653	$48,770	$1,936	$302

Shares:
Sold	215	121	18	243	6,731	419	50
Reinvested	12	6	—	48	438	23	2
Redeemed	(215)	(43)	(5)	(224)	(2,463)	(258)	(21)

Net Increase (Decrease)	12	84	13	67	4,706	184	31

Year Ended October 31, 2006
Dollars:
Sold	$3,008	$252	$36	$2,973	$44,832	$5,293	$584
Redeemed	(2,470)	(334)	(38)	(2,442)	(88,700)	(4,760)	(234)

Net Increase (Decrease)	$538	$(82)	$(2)	$531	$(43,868)	$533	$350

Shares:
Sold	326	28	4	325	4,735	561	64
Redeemed	(272)	(36)	(4)	(278)	(8,997)	(524)	(25)

Net Increase (Decrease)	54	(8)	—	47	(4,262)	37	39

Distributions:
Year Ended October 31, 2007
From net realized gain on investments and foreign currency transactions	$(111)	$(56)	$(2)	$(432)	$(4,234)	$(224)	$(19)

Total Dividends and Distributions	$(111)	$(56)	$(2)	$(432)	$(4,234)	$(224)	$(19)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners SmallCap Growth Fund II
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(4,435)	$(4,281)
Net realized gain (loss) from investment transactions and foreign currency transactions	42,821	47,415
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	66,518	14,201

Net Increase (Decrease) in Net Assets Resulting from Operations	104,904	57,335

Dividends and Distributions to Shareholders
From net realized gain on investments and foreign currency transactions	(46,563)	(25,317)

Total Dividends and Distributions	(46,563)	(25,317)

Capital Share Transactions
Net increase (decrease) in capital share transactions	29,916	146,215
Redemption fees — Class A	1	—

Total increase (decrease) in net assets	88,258	178,233

Net Assets
Beginning of period	629,530	451,297

End of period (including undistributed net investment income as set forth below)	$717,788	$629,530

Undistributed (overdistributed) net investment income (operating loss)	$—	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$4,814	$3,510	$1,247	$4,641	$817	$496	$9,711	$46,586	$15,972	$6,000
Reinvested	1,172	1,037	68	1,214	556	—	1,535	38,429	2,125	413
Redeemed	(4,739)	(3,528)	(254)	(4,103)	(1,471)	(17)	(4,194)	(79,978)	(9,206)	(2,937)

Net Increase (Decrease)	$1,247	$1,019	$1,061	$1,752	$(98)	$479	$7,052	$5,037	$8,891	$3,476

Shares:
Sold	521	384	130	490	88	52	1,126	4,783	1,709	649
Reinvested	132	119	7	133	62	—	184	4,163	234	46
Redeemed	(517)	(390)	(27)	(436)	(158)	(2)	(483)	(8,379)	(986)	(311)

Net Increase (Decrease)	136	113	110	187	(8)	50	827	567	957	384

Year Ended October 31, 2006
Dollars:
Sold	$7,382	$4,669	$945	$5,219	$999	N/A	$10,216	$135,464	$21,938	$6,504
Reinvested	592	583	14	713	360	N/A	598	21,184	1,098	163
Redeemed	(4,427)	(3,074)	(263)	(3,654)	(1,045)	N/A	(2,539)	(47,951)	(6,491)	(2,982)

Net Increase (Decrease)	$3,547	$2,178	$696	$2,278	$314	N/A	$8,275	$108,697	$16,545	$3,685

Shares:
Sold	800	518	101	557	107	N/A	1,190	14,117	2,341	691
Reinvested	67	67	2	79	40	N/A	72	2,338	123	18
Redeemed	(497)	(346)	(27)	(394)	(113)	N/A	(300)	(5,168)	(709)	(322)

Net Increase (Decrease)	370	239	76	242	34	N/A	962	11,287	1,755	387

Distributions:
Year Ended October 31, 2007
From net realized gain on investments and foreign currency transactions	$(1,172)	$(1,038)	$(68)	$(1,223)	$(560)	$—	$(1,535)	$(38,429)	$(2,125)	$(413)

Total Dividends and Distributions	$(1,172)	$(1,038)	$(68)	$(1,223)	$(560)	$—	$(1,535)	$(38,429)	$(2,125)	$(413)

Year Ended October 31, 2006
From net realized gain on investments and foreign currency transactions	$(592)	$(583)	$(15)	$(720)	$(363)	N/A	$(598)	$(21,184)	$(1,099)	$(163)

Total Dividends and Distributions	$(592)	$(583)	$(15)	$(720)	$(363)	N/A	$(598)	$(21,184)	$(1,099)	$(163)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners SmallCap Growth Fund III
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(1,975)	$(1,144)
Net realized gain (loss) from investment transactions and foreign currency transactions	27,502	24,455
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	21,688	6,963

Net Increase (Decrease) in Net Assets Resulting from Operations	47,215	30,274

Dividends and Distributions to Shareholders
From net realized gain on investments and foreign currency transactions	(23,199)	(6,515)

Total Dividends and Distributions	(23,199)	(6,515)

Capital Share Transactions
Net increase (decrease) in capital share transactions	100,552	81,975

Total increase (decrease) in net assets	124,568	105,734

Net Assets
Beginning of period	238,129	132,395

End of period (including undistributed net investment income as set forth below)	$362,697	$238,129

Undistributed (overdistributed) net investment income (operating loss)	$75	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$978	$317	$175	$99,530	$3,047	$443
Reinvested	78	78	71	22,706	232	33
Redeemed	(269)	(299)	(237)	(25,539)	(616)	(176)

Net Increase (Decrease)	$787	$96	$9	$96,697	$2,663	$300

Shares:
Sold	78	26	14	8,024	245	35
Reinvested	7	7	6	1,892	20	3
Redeemed	(23)	(25)	(20)	(2,089)	(51)	(14)

Net Increase (Decrease)	62	8	—	7,827	214	24

Year Ended October 31, 2006
Dollars:
Sold	$421	$757	$784	$97,289	$883	$582
Reinvested	18	4	1	6,416	74	—
Redeemed	(140)	(152)	(42)	(24,188)	(467)	(265)

Net Increase (Decrease)	$299	$609	$743	$79,517	$490	$317

Shares:
Sold	36	65	64	7,942	75	46
Reinvested	2	—	—	559	6	—
Redeemed	(12)	(13)	(3)	(2,040)	(40)	(21)

Net Increase (Decrease)	26	52	61	6,461	41	25

Distributions:
Year Ended October 31, 2007
From net realized gain on investments and foreign currency transactions	$(78)	$(78)	$(71)	$(22,706)	$(232)	$(34)

Total Dividends and Distributions	$(78)	$(78)	$(71)	$(22,706)	$(232)	$(34)

Year Ended October 31, 2006
From net realized gain on investments and foreign currency transactions	$(18)	$(5)	$(1)	$(6,416)	$(74)	$(1)

Total Dividends and Distributions	$(18)	$(5)	$(1)	$(6,416)	$(74)	$(1)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners SmallCap Value Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$232	$(220)
Net realized gain (loss) from investment transactions and foreign currency transactions	44,704	49,933
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(30,102)	(9,589)

Net Increase (Decrease) in Net Assets Resulting from Operations	14,834	40,124

Dividends and Distributions to Shareholders
From net investment income	—	(57)
From net realized gain on investments and foreign currency transactions	(49,447)	(24,894)

Total Dividends and Distributions	(49,447)	(24,951)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(45,650)	(59,877)
Redemption fees — Class J	—	1

Total increase (decrease) in net assets	(80,263)	(44,703)

Net Assets
Beginning of period	279,906	324,609

End of period (including undistributed net investment income as set forth below)	$199,643	$279,906

Undistributed (overdistributed) net investment income (operating loss)	$232	$1

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$3,013	$776	$108	$2,990	$18,402	$3,400	$837
Reinvested	1,569	587	50	2,269	41,550	3,326	94
Redeemed	(2,879)	(1,912)	(71)	(2,641)	(106,374)	(10,366)	(378)

Net Increase (Decrease)	$1,703	$(549)	$87	$2,618	$(46,422)	$(3,640)	$553

Shares:
Sold	193	50	7	197	1,132	212	55
Reinvested	105	40	3	156	2,670	217	6
Redeemed	(186)	(125)	(5)	(174)	(6,542)	(652)	(24)
Net Increase (Decrease)	112	(35)	5	179	(2,740)	(223)	37

Year Ended October 31, 2006

Dollars:
Sold	$3,775	$1,109	$265	$3,315	$26,145	$4,560	$1,417
Reinvested	510	209	6	807	22,006	1,341	68
Redeemed	(2,221)	(1,244)	(29)	(2,738)	(112,055)	(5,757)	(1,365)

Net Increase (Decrease)	$2,064	$74	$242	$1,384	$(63,904)	$144	$120

Shares:
Sold	227	66	16	200	1,489	265	84
Reinvested	31	13	—	51	1,310	81	4
Redeemed	(132)	(75)	(2)	(167)	(6,437)	(334)	(81)

Net Increase (Decrease)	126	4	14	84	(3,638)	12	7

Distributions:
Year Ended October 31, 2007
From net realized gain on investments and foreign currency transactions	$(1,569)	$(587)	$(50)	$(2,271)	$(41,550)	$(3,326)	$(94)

Total Dividends and Distributions	$(1,569)	$(587)	$(50)	$(2,271)	$(41,550)	$(3,326)	$(94)

Year Ended October 31, 2006
From net investment income	$—	$—	$—	$—	$(57)	$—	$—
From net realized gain on investments and foreign currency transactions	(510)	(209)	(7)	(809)	(21,948)	(1,341)	(70)

Total Dividends and Distributions	$(510)	$(209)	$(7)	$(809)	$(22,005)	$(1,341)	$(70)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners SmallCap Value Fund I
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$2,556	$1,626
Net realized gain (loss) from investment transactions and foreign currency transactions	34,316	22,895
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(24,282)	26,366

Net Increase (Decrease) in Net Assets Resulting from Operations	12,590	50,887

Dividends and Distributions to Shareholders
From net investment income	(1,968)	(942)
From net realized gain on investments and foreign currency transactions	(24,411)	(18,654)

Total Dividends and Distributions	(26,379)	(19,596)

Capital Share Transactions
Net increase (decrease) in capital share transactions	51,989	152,184

Total increase (decrease) in net assets	38,200	183,475

Net Assets
Beginning of period	426,797	243,322

End of period (including undistributed net investment income as set forth below)	$464,997	$426,797

Undistributed (overdistributed) net investment income (operating loss)	$2,010	$1,422

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$5,739	$3,565	$1,563	$93,596	$15,506	$6,916
Reinvested	1,290	1,083	136	22,400	1,193	276
Redeemed	(9,752)	(10,337)	(1,153)	(67,766)	(9,576)	(2,690)

Net Increase (Decrease)	$(2,723)	$(5,689)	$546	$48,230	$7,123	$4,502

Shares:
Sold	309	193	85	4,981	837	370
Reinvested	70	59	7	1,204	64	15
Redeemed	(528)	(575)	(63)	(3,603)	(514)	(144)

Net Increase (Decrease)	(149)	(323)	29	2,582	387	241

Year Ended October 31, 2006
Dollars:
Sold	$12,112	$5,910	$2,491	$133,467	$11,479	$2,827
Reinvested	932	1,104	77	16,362	904	181
Redeemed	(4,077)	(3,753)	(336)	(20,831)	(5,853)	(812)

Net Increase (Decrease)	$8,967	$3,261	$2,232	$128,998	$6,530	$2,196

Shares:
Sold	687	334	139	7,381	643	158
Reinvested	56	67	5	966	54	11
Redeemed	(231)	(213)	(19)	(1,170)	(332)	(46)

Net Increase (Decrease)	512	188	125	7,177	365	123

Distributions:
Year Ended October 31, 2007
From net investment income	$—	$—	$—	$(1,918)	$(46)	$(4)
From net realized gain on investments and foreign currency transactions	(1,290)	(1,083)	(136)	(20,482)	(1,148)	(272)

Total Dividends and Distributions	$(1,290)	$(1,083)	$(136)	$(22,400)	$(1,194)	$(276)

Year Ended October 31, 2006
From net investment income	$—	$—	$—	$(920)	$(21)	$(1)
From net realized gain on investments and foreign currency transactions	(940)	(1,113)	(77)	(15,442)	(893)	(189)

Total Dividends and Distributions	$(940)	$(1,113)	$(77)	$(16,362)	$(914)	$(190)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Partners SmallCap Value Fund II
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$999	$1,599
Net realized gain (loss) from investment transactions and foreign currency transactions	46,369	34,777
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(34,522)	23,885

Net Increase (Decrease) in Net Assets Resulting from Operations	12,846	60,261

Dividends and Distributions to Shareholders
From net investment income	(2,012)	—
From net realized gain on investments and foreign currency transactions	(34,889)	(13,647)

Total Dividends and Distributions	(36,901)	(13,647)

Capital Share Transactions
Net increase (decrease) in capital share transactions	20,919	22,405

Total increase (decrease) in net assets	(3,136)	69,019

Net Assets
Beginning of period	366,936	297,917

End of period (including undistributed net investment income as set forth below)	$363,800	$366,936

Undistributed (overdistributed) net investment income (operating loss)	$586	$1,599

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$10,802	$1,415	$234	$53,355	$3,142	$1,569
Reinvested	312	68	13	36,209	114	185
Redeemed	(2,038)	(385)	(38)	(82,572)	(617)	(849)

Net Increase (Decrease)	$9,076	$1,098	$209	$6,992	$2,639	$905

Shares:
Sold	837	107	18	3,951	238	115
Reinvested	24	5	1	2,748	9	14
Redeemed	(151)	(29)	(3)	(6,170)	(46)	(64)

Net Increase (Decrease)	710	83	16	529	201	65

Year Ended October 31, 2006
Dollars:
Sold	$1,725	$320	$205	$50,647	$1,168	$621
Reinvested	115	24	—	13,460	5	41
Redeemed	(1,715)	(220)	(105)	(43,388)	(256)	(242)

Net Increase (Decrease)	$125	$124	$100	$20,719	$917	$420

Shares:
Sold	132	24	16	3,816	93	48
Reinvested	10	2	—	1,100	—	3
Redeemed	(137)	(17)	(8)	(3,378)	(19)	(18)

Net Increase (Decrease)	5	9	8	1,538	74	33

Distributions:
Year Ended October 31, 2007
From net investment income	$—	$—	$—	$(2,007)	$(3)	$(2)
From net realized gain on investments and foreign currency transactions	(312)	(68)	(13)	(34,202)	(111)	(183)

Total Dividends and Distributions	$(312)	$(68)	$(13)	$(36,209)	$(114)	$(185)

Year Ended October 31, 2006
From net realized gain on investments and foreign currency transactions	$(115)	$(24)	$(1)	$(13,460)	$(6)	$(41)

Total Dividends and Distributions	$(115)	$(24)	$(1)	$(13,460)	$(6)	$(41)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Preferred Securities Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$38,376	$28,254
Net realized gain (loss) from investment transactions and foreign currency transactions	(4,555)	(661)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(36,953)	8,161

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,132)	35,754

Dividends and Distributions to Shareholders
From net investment income	(41,009)	(26,080)

Total Dividends and Distributions	(41,009)	(26,080)

Capital Share Transactions
Net increase (decrease) in capital share transactions	275,706	246,587
Redemption fees — Class A	2	—

Total increase (decrease) in net assets	231,567	256,261

Net Assets
Beginning of period	613,388	357,127

End of period (including undistributed net investment income as set forth below)	$844,955	$613,388

Undistributed (overdistributed) net investment income (operating loss)	$721	$3,577

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$1,721	$724	$540	$82,586	$22,941	$7,092	$226,802	$861	$312
Reinvested	69	17	20	1,374	174	1,359	37,180	16	7
Redeemed	(442)	(53)	(156)	(7,846)	(624)	(6,185)	(92,395)	(307)	(81)

Net Increase (Decrease)	$1,348	$688	$404	$76,114	$22,491	$2,266	$171,587	$570	$238

Shares:
Sold	165	69	51	8,027	2,196	676	21,659	82	30
Reinvested	7	2	2	134	17	132	3,572	1	—
Redeemed	(43)	(5)	(15)	(762)	(61)	(597)	(8,603)	(29)	(8)

Net Increase (Decrease)	129	66	38	7,399	2,152	211	16,628	54	22

Year Ended October 31, 2006
Dollars:
Sold	$681	$6	$225	$6,417	N/A	$6,335	$243,828	$22	$—
Reinvested	22	—	6	220	N/A	1,031	24,756	—	—
Redeemed	(69)	—	(66)	(1,814)	N/A	(6,859)	(28,154)	—	—

Net Increase (Decrease)	$634	$6	$165	$4,823	N/A	$507	$240,430	$22	$—

Shares:
Sold	65	1	21	606	N/A	606	23,128	2	—
Reinvested	2	—	1	21	N/A	99	2,364	—	—
Redeemed	(7)	—	(6)	(172)	N/A	(657)	(2,660)	—	—

Net Increase (Decrease)	60	1	16	455	N/A	48	22,832	2	—

Distributions:
Year Ended October 31, 2007
From net investment income	$(69)	$(17)	$(21)	$(1,856)	$(430)	$(1,373)	$(37,220)	$(16)	$(7)

Total Dividends and Distributions	$(69)	$(17)	$(21)	$(1,856)	$(430)	$(1,373)	$(37,220)	$(16)	$(7)

Year Ended October 31, 2006
From net investment income	$(22)	$(1)	$(6)	$(249)	N/A	$(1,044)	$(24,756)	$(1)	$(1)

Total Dividends and Distributions	$(22)	$(1)	$(6)	$(249)	N/A	$(1,044)	$(24,756)	$(1)	$(1)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Principal LifeTime 2010 Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$42,330	$24,969
Net realized gain (loss) from investment transactions and foreign currency transactions	30,078	6,042
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	76,638	65,662

Net Increase (Decrease) in Net Assets Resulting from Operations	149,046	96,673

Dividends and Distributions to Shareholders
From net investment income	(34,147)	(14,813)
From net realized gain on investments and foreign currency transactions	(6,044)	(4,163)

Total Dividends and Distributions	(40,191)	(18,976)

Capital Share Transactions
Net increase (decrease) in capital share transactions	620,817	406,179
Redemption fees — Class J	2	1

Total increase (decrease) in net assets	729,674	483,877

Net Assets
Beginning of period	1,079,150	595,273

End of period (including undistributed net investment income as set forth below)	$1,808,824	$1,079,150

Undistributed (overdistributed) net investment income (operating loss)	$25,438	$17,256

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$57,134	$21,624	$9,983	$17,247	$5,619	$106,022	$376,536	$83,120	$41,949
Reinvested	1,654	1,162	216	600	—	6,325	26,202	3,051	977
Redeemed	(26,748)	(8,907)	(2,673)	(4,058)	(371)	(35,349)	(22,171)	(24,447)	(13,880)

Net Increase (Decrease)	$32,040	$13,879	$7,526	$13,789	$5,248	$76,998	$380,567	$61,724	$29,046

Shares:
Sold	4,232	1,616	741	1,277	416	7,877	27,839	6,175	3,130
Reinvested	127	89	16	45	—	482	1,992	233	74
Redeemed	(1,975)	(672)	(201)	(299)	(28)	(2,625)	(1,631)	(1,812)	(1,036)

Net Increase (Decrease)	2,384	1,033	556	1,023	388	5,734	28,200	4,596	2,168

Year Ended October 31, 2006
Dollars:
Sold	$29,508	$18,503	$5,290	$14,444	N/A	$88,821	$206,145	$63,776	$15,650
Reinvested	623	499	58	81	N/A	2,951	13,337	1,054	371
Redeemed	(3,629)	(6,148)	(844)	(1,139)	N/A	(20,570)	(9,706)	(10,011)	(2,885)

Net Increase (Decrease)	$26,502	$12,854	$4,504	$13,386	N/A	$71,202	$209,776	$54,819	$13,136

Shares:
Sold	2,366	1,497	425	1,145	N/A	7,121	16,414	5,099	1,247
Reinvested	51	41	5	7	N/A	243	1,094	87	31
Redeemed	(293)	(496)	(68)	(91)	N/A	(1,643)	(777)	(803)	(231)

Net Increase (Decrease)	2,124	1,042	362	1,061	N/A	5,721	16,731	4,383	1,047

Distributions:
Year Ended October 31, 2007
From net investment income	$(1,369)	$(954)	$(181)	$(504)	$—	$(5,252)	$(22,463)	$(2,602)	$(822)
From net realized gain on investments and foreign currency transactions	(285)	(208)	(35)	(98)	—	(1,075)	(3,739)	(449)	(155)

Total Dividends and Distributions	$(1,654)	$(1,162)	$(216)	$(602)	$—	$(6,327)	$(26,202)	$(3,051)	$(977)

Year Ended October 31, 2006
From net investment income	$(473)	$(361)	$(42)	$(57)	N/A	$(2,203)	$(10,577)	$(814)	$(286)
From net realized gain on investments and foreign currency transactions	(150)	(138)	(17)	(25)	N/A	(748)	(2,760)	(240)	(85)

Total Dividends and Distributions	$(623)	$(499)	$(59)	$(82)	N/A	$(2,951)	$(13,337)	$(1,054)	$(371)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Principal LifeTime 2020 Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$68,255	$37,248
Net realized gain (loss) from investment transactions and foreign currency transactions	71,838	13,137
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	227,663	151,200

Net Increase (Decrease) in Net Assets Resulting from Operations	367,756	201,585

Dividends and Distributions to Shareholders
From net investment income	(59,997)	(26,132)
From net realized gain on investments and foreign currency transactions	(13,155)	(8,543)

Total Dividends and Distributions	(73,152)	(34,675)

Capital Share Transactions
Net increase (decrease) in capital share transactions	1,369,868	835,085
Redemption fees — Class A	1	—
Redemption fees — Class J	4	1

Total increase (decrease) in net assets	1,664,477	1,001,996

Net Assets
Beginning of period	1,991,575	989,579

End of period (including undistributed net investment income as set forth below)	$3,656,052	$1,991,575

Undistributed (overdistributed) net investment income (operating loss)	$27,710	$19,452

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$85,545	$35,124	$21,007	$28,998	$5,689	$6,894	$219,804	$805,720	$168,406	$69,751
Reinvested	3,009	2,194	469	842	149	—	11,650	48,056	4,862	1,914
Redeemed	(20,413)	(10,347)	(2,962)	(4,753)	(1,371)	(219)	(55,899)	(14,938)	(26,547)	(12,766)

Net Increase (Decrease)	$68,141	$26,971	$18,514	$25,087	$4,467	$6,675	$175,555	$838,838	$146,721	$58,899

Shares:
Sold	6,035	2,503	1,487	2,038	401	482	15,548	56,917	11,932	4,950
Reinvested	220	161	34	61	11	—	852	3,509	356	140
Redeemed	(1,438)	(750)	(210)	(333)	(96)	(15)	(3,948)	(1,073)	(1,876)	(922)

Net Increase (Decrease)	4,817	1,914	1,311	1,766	316	467	12,452	59,353	10,412	4,168

Year Ended October 31, 2006
Dollars:
Sold	$58,384	$36,988	$11,052	$19,707	$4,614	N/A	$167,043	$448,131	$90,677	$32,148
Reinvested	1,135	981	118	118	19	N/A	5,808	24,318	1,475	700
Redeemed	(6,903)	(8,053)	(566)	(1,425)	(331)	N/A	(34,320)	(5,385)	(8,854)	(2,494)

Net Increase (Decrease)	$52,616	$29,916	$10,604	$18,400	$4,302	N/A	$138,531	$467,064	$83,298	$30,354

Shares:
Sold	4,557	2,907	865	1,527	358	N/A	13,031	34,738	6,999	2,500
Reinvested	92	79	10	9	2	N/A	468	1,955	119	56
Redeemed	(544)	(637)	(45)	(109)	(26)	N/A	(2,671)	(421)	(696)	(192)

Net Increase (Decrease)	4,105	2,349	830	1,427	334	N/A	10,828	36,272	6,422	2,364

Distributions:
Year Ended October 31, 2007
From net investment income	$(2,398)	$(1,712)	$(369)	$(684)	$(110)	$—	$(9,282)	$(39,882)	$(4,007)	$(1,553)
From net realized gain on investments and foreign currency transactions	(611)	(483)	(100)	(161)	(39)	—	(2,371)	(8,174)	(855)	(361)

Total Dividends and Distributions	$(3,009)	$(2,195)	$(469)	$(845)	$(149)	$—	$(11,653)	$(48,056)	$(4,862)	$(1,914)

Year Ended October 31, 2006
From net investment income	$(829)	$(688)	$(81)	$(79)	$(8)	N/A	$(4,183)	$(18,644)	$(1,108)	$(512)
From net realized gain on investments and foreign currency transactions	(305)	(293)	(37)	(39)	(11)	N/A	(1,628)	(5,674)	(368)	(188)

Total Dividends and Distributions	$(1,134)	$(981)	$(118)	$(118)	$(19)	N/A	$(5,811)	$(24,318)	$(1,476)	$(700)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Principal LifeTime 2030 Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$48,968	$26,673
Net realized gain (loss) from investment transactions and foreign currency transactions	66,707	12,531
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	236,343	135,962

Net Increase (Decrease) in Net Assets Resulting from Operations	352,018	175,166

Dividends and Distributions to Shareholders
From net investment income	(45,795)	(20,908)
From net realized gain on investments and foreign currency transactions	(12,543)	(8,185)

Total Dividends and Distributions	(58,338)	(29,093)

Capital Share Transactions
Net increase (decrease) in capital share transactions	1,180,400	705,172
Redemption fees — Class J	1	—

Total increase (decrease) in net assets	1,474,081	851,245

Net Assets
Beginning of period	1,649,750	798,505

End of period (including undistributed net investment income as set forth below)	$3,123,831	$1,649,750

Undistributed (overdistributed) net investment income (operating loss)	$13,334	$10,161

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$82,347	$32,570	$15,885	$21,246	$4,859	$7,463	$172,063	$719,343	$122,529	$55,649
Reinvested	2,564	1,784	340	603	102	—	8,995	38,118	3,890	1,931
Redeemed	(16,713)	(5,667)	(1,364)	(3,142)	(901)	(274)	(46,903)	(4,507)	(22,943)	(9,467)

Net Increase (Decrease)	$68,198	$28,687	$14,861	$18,707	$4,060	$7,189	$134,155	$752,954	$103,476	$48,113

Shares:
Sold	5,766	2,324	1,126	1,498	342	522	12,143	50,733	8,679	3,859
Reinvested	188	131	25	44	7	—	659	2,792	285	139
Redeemed	(1,166)	(410)	(98)	(221)	(63)	(19)	(3,306)	(317)	(1,599)	(673)
Net Increase (Decrease)	4,788	2,045	1,053	1,321	286	503	9,496	53,208	7,365	3,325

Year Ended October 31, 2006

Dollars:
Sold	$46,884	$28,701	$10,260	$14,543	$3,359	N/A	$131,354	$382,725	$77,539	$32,711
Reinvested	962	862	51	82	15	N/A	4,901	20,117	1,205	896
Redeemed	(3,271)	(5,292)	(859)	(894)	(295)	N/A	(27,800)	(4,022)	(5,632)	(3,930)

Net Increase (Decrease)	$44,575	$24,271	$9,452	$13,731	$3,079	N/A	$108,455	$398,820	$73,112	$29,677

Shares:
Sold	3,699	2,261	801	1,134	263	N/A	10,334	30,005	6,006	2,540
Reinvested	78	70	4	7	1	N/A	399	1,637	98	71
Redeemed	(258)	(422)	(68)	(70)	(23)	N/A	(2,182)	(316)	(446)	(301)

Net Increase (Decrease)	3,519	1,909	737	1,071	241	N/A	8,551	31,326	5,658	2,310

Distributions:
Year Ended October 31, 2007
From net investment income	$(1,949)	$(1,317)	$(248)	$(469)	$(70)	$—	$(6,777)	$(30,412)	$(3,064)	$(1,489)
From net realized gain on investments and foreign currency transactions	(615)	(467)	(92)	(142)	(33)	—	(2,220)	(7,706)	(826)	(442)

Total Dividends and Distributions	$(2,564)	$(1,784)	$(340)	$(611)	$(103)	$—	$(8,997)	$(38,118)	$(3,890)	$(1,931)

Year Ended October 31, 2006
From net investment income	$(664)	$(565)	$(34)	$(51)	$(5)	N/A	$(3,307)	$(14,801)	$(855)	$(625)
From net realized gain on investments and foreign currency transactions	(298)	(297)	(17)	(31)	(10)	N/A	(1,596)	(5,315)	(350)	(271)

Total Dividends and Distributions	$(962)	$(862)	$(51)	$(82)	$(15)	N/A	$(4,903)	$(20,116)	$(1,205)	$(896)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Principal LifeTime 2040 Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$20,462	$10,340
Net realized gain (loss) from investment transactions and foreign currency transactions	32,072	5,625
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	133,266	62,385

Net Increase (Decrease) in Net Assets Resulting from Operations	185,800	78,350

Dividends and Distributions to Shareholders
From net investment income	(20,326)	(8,272)
From net realized gain on investments and foreign currency transactions	(5,628)	(3,172)

Total Dividends and Distributions	(25,954)	(11,444)

Capital Share Transactions
Net increase (decrease) in capital share transactions	641,626	349,356
Redemption fees — Class J	1	1

Total increase (decrease) in net assets	801,473	416,263

Net Assets
Beginning of period	756,099	339,836

End of period (including undistributed net investment income as set forth below)	$1,557,572	$756,099

Undistributed (overdistributed) net investment income (operating loss)	$3,224	$3,087

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$39,804	$15,912	$8,797	$14,035	$2,905	$3,038	$83,153	$411,471	$60,382	$31,205
Reinvested	1,115	719	155	340	70	—	3,240	18,165	1,629	516
Redeemed	(9,283)	(2,893)	(601)	(1,740)	(524)	(98)	(22,409)	(1,259)	(12,193)	(4,025)

Net Increase (Decrease)	$31,636	$13,738	$8,351	$12,635	$2,451	$2,940	$63,984	$428,377	$49,818	$27,696

Shares:
Sold	2,744	1,104	613	981	204	211	5,731	28,461	4,167	2,160
Reinvested	81	52	11	24	5	—	234	1,306	117	37
Redeemed	(635)	(204)	(42)	(120)	(37)	(7)	(1,546)	(89)	(829)	(285)

Net Increase (Decrease)	2,190	952	582	885	172	204	4,419	29,678	3,455	1,912

Year Ended October 31, 2006
Dollars:
Sold	$19,788	$14,241	$4,700	$7,896	$2,408	N/A	$59,246	$208,007	$34,926	$8,767
Reinvested	470	294	21	68	29	N/A	1,376	8,636	375	173
Redeemed	(1,745)	(1,677)	(255)	(691)	(173)	N/A	(10,976)	(2,983)	(2,775)	(790)

Net Increase (Decrease)	$18,513	$12,858	$4,466	$7,273	$2,264	N/A	$49,646	$213,660	$32,526	$8,150

Shares:
Sold	1,544	1,103	365	615	188	N/A	4,600	16,050	2,654	676
Reinvested	38	24	2	5	2	N/A	111	693	30	14
Redeemed	(137)	(133)	(20)	(54)	(13)	N/A	(852)	(232)	(216)	(61)

Net Increase (Decrease)	1,445	994	347	566	177	N/A	3,859	16,511	2,468	629

Distributions:
Year Ended October 31, 2007
From net investment income	$(841)	$(525)	$(113)	$(266)	$(47)	$—	$(2,409)	$(14,452)	$(1,275)	$(398)
From net realized gain on investments and foreign currency transactions	(274)	(195)	(42)	(77)	(23)	—	(831)	(3,713)	(354)	(119)

Total Dividends and Distributions	$(1,115)	$(720)	$(155)	$(343)	$(70)	$—	$(3,240)	$(18,165)	$(1,629)	$(517)

Year Ended October 31, 2006
From net investment income	$(321)	$(190)	$(14)	$(51)	$(22)	N/A	$(895)	$(6,392)	$(266)	$(121)
From net realized gain on investments and foreign currency transactions	(150)	(104)	(7)	(17)	(7)	N/A	(482)	(2,244)	(109)	(52)

Total Dividends and Distributions	$(471)	$(294)	$(21)	$(68)	$(29)	N/A	$(1,377)	$(8,636)	$(375)	$(173)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Principal LifeTime 2050 Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$9,123	$4,475
Net realized gain (loss) from investment transactions and foreign currency transactions	16,186	2,932
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	56,642	29,406

Net Increase (Decrease) in Net Assets Resulting from Operations	81,951	36,813

Dividends and Distributions to Shareholders
From net investment income	(8,710)	(4,003)
From net realized gain on investments and foreign currency transactions	(2,938)	(1,506)

Total Dividends and Distributions	(11,648)	(5,509)

Capital Share Transactions
Net increase (decrease) in capital share transactions	240,237	154,396
Redemption fees — Class J	1	—

Total increase (decrease) in net assets	310,541	185,700
Net Assets
Beginning of period	342,443	156,743

End of period (including undistributed net investment income as set forth below)	$652,984	$342,443

Undistributed (overdistributed) net investment income (operating loss)	$1,047	$634

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$15,175	$6,378	$3,281	$8,400	$1,748	$2,229	$20,796	$162,738	$23,533	$10,774
Reinvested	423	337	49	180	11	—	630	9,335	439	243
Redeemed	(5,114)	(2,389)	(539)	(886)	(308)	(741)	(5,615)	(4,610)	(4,468)	(1,792)

Net Increase (Decrease)	$10,484	$4,326	$2,791	$7,694	$1,451	$1,488	$15,811	$167,463	$19,504	$9,225

Shares:
Sold	1,089	455	234	597	125	156	1,488	11,528	1,673	762
Reinvested	32	25	4	13	1	—	47	691	32	18
Redeemed	(359)	(171)	(40)	(62)	(22)	(54)	(402)	(331)	(314)	(128)

Net Increase (Decrease)	762	309	198	548	104	102	1,133	11,888	1,391	652

Year Ended October 31, 2006
Dollars:
Sold	$8,102	$6,412	$1,495	$5,236	$447	N/A	$13,353	$114,104	$9,916	$6,005
Reinvested	135	170	5	20	—	N/A	235	4,757	127	59
Redeemed	(1,134)	(1,176)	(68)	(520)	(16)	N/A	(2,783)	(8,198)	(1,742)	(545)

Net Increase (Decrease)	$7,103	$5,406	$1,432	$4,736	$431	N/A	$10,805	$110,663	$8,301	$5,519

Shares:
Sold	651	513	119	417	35	N/A	1,080	9,089	781	484
Reinvested	11	14	—	2	—	N/A	20	395	11	5
Redeemed	(91)	(96)	(5)	(42)	(1)	N/A	(226)	(665)	(141)	(44)

Net Increase (Decrease)	571	431	114	377	34	N/A	874	8,819	651	445

Distributions:
Year Ended October 31, 2007
From net investment income	$(302)	$(229)	$(33)	$(130)	$(7)	$—	$(437)	$(7,072)	$(324)	$(176)
From net realized gain on investments and foreign currency transactions	(121)	(108)	(16)	(50)	(4)	—	(193)	(2,264)	(115)	(67)

Total Dividends and Distributions	$(423)	$(337)	$(49)	$(180)	$(11)	$—	$(630)	$(9,336)	$(439)	$(243)

Year Ended October 31, 2006
From net investment income	$(92)	$(111)	$(3)	$(12)	$—	N/A	$(144)	$(3,510)	$(89)	$(42)
From net realized gain on investments and foreign currency transactions	(43)	(59)	(2)	(9)	—	N/A	(91)	(1,247)	(38)	(17)

Total Dividends and Distributions	$(135)	$(170)	$(5)	$(21)	$—	N/A	$(235)	$(4,757)	$(127)	$(59)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Principal LifeTime Strategic Income Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$20,766	$12,420
Net realized gain (loss) from investment transactions and foreign currency transactions	7,416	1,848
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(2,647)	17,242

Net Increase (Decrease) in Net Assets Resulting from Operations	25,535	31,510

Dividends and Distributions to Shareholders
From net investment income	(14,191)	(7,502)
From net realized gain on investments and foreign currency transactions	(1,849)	(2,853)

Total Dividends and Distributions	(16,040)	(10,355)

Capital Share Transactions
Net increase (decrease) in capital share transactions	149,226	111,269
Redemption fees — Class C	2	—
Redemption fees — Class J	2	—

Total increase (decrease) in net assets	158,725	132,424

Net Assets
Beginning of period	404,411	271,987

End of period (including undistributed net investment income as set forth below)	$563,136	$404,411

Undistributed (overdistributed) net investment income (operating loss)	$16,200	$9,625

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$29,385	$8,272	$8,494	$10,566	$732	$2,905	$29,337	$116,879	$40,879	$11,872
Reinvested	694	707	105	255	4	—	2,874	10,371	820	188
Redeemed	(20,259)	(4,421)	(6,441)	(2,073)	(104)	(374)	(19,533)	(42,111)	(25,782)	(5,015)

Net Increase (Decrease)	$9,820	$4,558	$2,158	$8,748	$632	$2,531	$12,678	$85,139	$15,917	$7,045

Shares:
Sold	2,329	658	673	832	58	230	2,335	9,272	3,253	946
Reinvested	56	57	8	20	—	—	231	832	66	15
Redeemed	(1,619)	(355)	(509)	(163)	(8)	(30)	(1,557)	(3,330)	(2,055)	(399)

Net Increase (Decrease)	766	360	172	689	50	200	1,009	6,774	1,264	562

Year Ended October 31, 2006
Dollars:
Sold	$20,828	$42,395	$2,669	$4,975	$134	N/A	$31,097	$78,951	$27,322	$4,588
Reinvested	411	267	31	49	—	N/A	1,989	7,102	411	82
Redeemed	(14,537)	(30,964)	(542)	(543)	(24)	N/A	(13,797)	(31,143)	(18,203)	(2,279)

Net Increase (Decrease)	$6,702	$11,698	$2,158	$4,481	$110	N/A	$19,289	$54,910	$9,530	$2,391

Shares:
Sold	1,729	3,533	220	408	11	N/A	2,579	6,483	2,267	378
Reinvested	35	22	3	4	—	N/A	168	596	35	7
Redeemed	(1,210)	(2,593)	(45)	(44)	(2)	N/A	(1,142)	(2,547)	(1,514)	(188)

Net Increase (Decrease)	554	962	178	368	9	N/A	1,605	4,532	788	197

Distributions:
Year Ended October 31, 2007
From net investment income	$(606)	$(611)	$(80)	$(237)	$(3)	$—	$(2,512)	$(9,247)	$(727)	$(168)
From net realized gain on investments and foreign currency transactions	(88)	(96)	(25)	(33)	(1)	—	(369)	(1,124)	(93)	(20)

Total Dividends and Distributions	$(694)	$(707)	$(105)	$(270)	$(4)	$—	$(2,881)	$(10,371)	$(820)	$(188)

Year Ended October 31, 2006
From net investment income	$(249)	$(180)	$(21)	$(39)	$—	N/A	$(1,383)	$(5,275)	$(296)	$(59)
From net realized gain on investments and foreign currency transactions	(162)	(86)	(10)	(19)	—	N/A	(610)	(1,827)	(115)	(24)

Total Dividends and Distributions	$(411)	$(266)	$(31)	$(58)	$—	N/A	$(1,993)	$(7,102)	$(411)	$(83)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Real Estate Securities Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$14,849	$9,493
Net realized gain (loss) from investment transactions and foreign currency transactions	374,205	103,640
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(443,197)	237,994

Net Increase (Decrease) in Net Assets Resulting from Operations	(54,143)	351,127

Dividends and Distributions to Shareholders
From net investment income	(11,143)	(10,656)
From net realized gain on investments and foreign currency transactions	(103,352)	(24,082)

Total Dividends and Distributions	(114,495)	(34,738)

Capital Share Transactions
Net increase (decrease) in capital share transactions	425,711	284,730
Redemption fees — Class A	4	—
Redemption fees — Class J	2	3

Total increase (decrease) in net assets	257,079	601,122

Net Assets
Beginning of period	1,371,427	770,305

End of period (including undistributed net investment income as set forth below)	$1,628,506	$1,371,427

Undistributed (overdistributed) net investment income (operating loss)	$3,706	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$17,710	$7,715	$2,793	$43,320	$6,040	$6,216	$50,686	$276,513	$37,067	$9,892
Issued in acquisitions	—	—	—	36,102	13,838	6,490	—	444,876	—	—
Reinvested	4,569	2,870	235	9,758	2,174	—	18,489	65,850	8,622	1,545
Redeemed	(31,514)	(19,347)	(1,716)	(72,518)	(15,736)	(3,976)	(79,715)	(351,903)	(61,315)	(9,919)

Net Increase (Decrease)	$(9,235)	$(8,762)	$1,312	$16,662	$6,316	$8,730	$(10,540)	$435,336	$(15,626)	$1,518

Shares:
Sold	668	289	108	1,623	226	240	1,946	10,735	1,402	369
Issued in acquisitions	—	—	—	1,338	513	241	—	16,501	—	—
Reinvested	174	110	9	367	82	—	705	2,487	330	59
Redeemed	(1,265)	(780)	(68)	(2,895)	(626)	(160)	(3,195)	(13,185)	(2,467)	(400)

Net Increase (Decrease)	(423)	(381)	49	433	195	321	(544)	16,538	(735)	28

Year Ended October 31, 2006
Dollars:
Sold	$23,630	$13,560	$2,329	$30,605	$4,079	N/A	$59,285	$257,857	$36,195	$9,493
Reinvested	1,288	714	30	3,169	746	N/A	5,865	19,868	2,519	387
Redeemed	(12,220)	(5,567)	(371)	(19,877)	(6,207)	N/A	(37,105)	(87,612)	(14,389)	(3,541)

Net Increase (Decrease)	$12,698	$8,707	$1,988	$13,897	$(1,382)	N/A	$28,045	$190,113	$24,325	$6,339

Shares:
Sold	1,006	579	101	1,291	174	N/A	2,533	10,888	1,536	410
Reinvested	61	34	1	149	35	N/A	279	917	119	18
Redeemed	(535)	(252)	(16)	(848)	(266)	N/A	(1,600)	(3,737)	(626)	(158)

Net Increase (Decrease)	532	361	86	592	(57)	N/A	1,212	8,068	1,029	270

Distributions:
Year Ended October 31, 2007
From net investment income	$(216)	$(101)	$(7)	$(599)	$(48)	$—	$(740)	$(8,638)	$(684)	$(110)
From net realized gain on investments and foreign currency transactions	(4,353)	(2,769)	(228)	(9,465)	(2,187)	—	(17,757)	(57,220)	(7,938)	(1,435)

Total Dividends and Distributions	$(4,569)	$(2,870)	$(235)	$(10,064)	$(2,235)	$—	$(18,497)	$(65,858)	$(8,622)	$(1,545)

Year Ended October 31, 2006
From net investment income	$(336)	$(165)	$(8)	$(795)	$(84)	N/A	$(1,292)	$(7,079)	$(784)	$(113)
From net realized gain on investments and foreign currency transactions	(952)	(549)	(22)	(2,491)	(690)	N/A	(4,579)	(12,790)	(1,735)	(274)

Total Dividends and Distributions	$(1,288)	$(714)	$(30)	$(3,286)	$(774)	N/A	$(5,871)	$(19,869)	$(2,519)	$(387)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SAM Balanced Portfolio
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$97,866	$74,270
Net realized gain (loss) from investment transactions and foreign currency transactions	231,383	52,273
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	298,868	335,824

Net Increase (Decrease) in Net Assets Resulting from Operations	628,117	462,367

Dividends and Distributions to Shareholders
From net investment income	(82,911)	(78,812)
From net realized gain on investments and foreign currency transactions	(24,656)	—

Total Dividends and Distributions	(107,567)	(78,812)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(262,928)	24,163
Redemption fees — Class A	21	—
Redemption fees — Class B	3	—
Redemption fees — Class C	3	—

Total increase (decrease) in net assets	257,649	407,718

Net Assets
Beginning of period	4,687,556	4,279,838

End of period (including undistributed net investment income as set forth below)	$4,945,205	$4,687,556

Undistributed (overdistributed) net investment income (operating loss)	$18,570	$3,615

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	R1	R2	Select

Capital Share Transactions:
Period Ended October 31, 2007
Dollars:
Sold	$1,127	$16	$16	$407,827	$78,092	$143,604	$2,630	$1,400	$10	N/A	N/A	$1,647
Reinvested	4	—	—	58,445	23,931	15,754	8	6	—	N/A	N/A	6
Redeemed	(3)	—	—	(530,058)	(289,746)	(177,187)	(144)	(66)	—	N/A	N/A	(247)

Net Increase (Decrease)	$1,128	$16	$16	$(63,786)	$(187,723)	$(17,829)	$2,494	$1,340	$10	N/A	N/A	$1,406

Shares:
Sold	74	1	1	26,884	5,185	9,574	172	90	1	N/A	N/A	109
Reinvested	—	—	—	3,898	1,607	1,063	—	—	—	N/A	N/A	—
Redeemed	—	—	—	(35,129)	(19,178)	(11,795)	(9)	(4)	—	N/A	N/A	(16)

Net Increase (Decrease)	74	1	1	(4,347)	(12,386)	(1,158)	163	86	1	N/A	N/A	93

Year Ended October 31, 2006
Dollars:
Sold	N/A	N/A	N/A	$522,607	$116,766	$225,375	N/A	N/A	N/A	370	83	N/A
Reinvested	N/A	N/A	N/A	44,010	18,045	10,504	N/A	N/A	N/A	2	—	N/A
Redeemed	N/A	N/A	N/A	(495,769)	(261,282)	(156,093)	N/A	N/A	N/A	(372)	(83)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	$70,848	$(126,471)	$79,786	N/A	N/A	N/A	—	—	N/A

Shares:
Sold	N/A	N/A	N/A	37,645	8,430	16,369	N/A	N/A	N/A	26	6	N/A
Reinvested	N/A	N/A	N/A	3,182	1,311	767	N/A	N/A	N/A	—	—	N/A
Redeemed	N/A	N/A	N/A	(35,748)	(18,879)	(11,334)	N/A	N/A	N/A	(26)	(6)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	5,079	(9,138)	5,802	N/A	N/A	N/A	—	—	N/A

Distributions:
Period Ended October 31, 2007
From net investment income	$(4)	$—	$—	$(51,513)	$(18,811)	$(12,562)	$(8)	$(6)	$—	N/A	N/A	$(7)
From net realized gain on investments and foreign currency transactions	—	—	—	(12,543)	(7,405)	(4,708)	—	—	—	N/A	N/A	—

Total Dividends and Distributions	$(4)	$—	$—	$(64,056)	$(26,216)	$(17,270)	$(8)	$(6)	$—	N/A	N/A	$(7)

Year Ended October 31, 2006 From net investment income	N/A	N/A	N/A	(48,045)	(19,331)	(11,433)	N/A	N/A	N/A	(2)	(1)	N/A

Total Dividends and Distributions	N/A	N/A	N/A	$(48,045)	$(19,331)	$(11,433)	N/A	N/A	N/A	$(2)	$(1)	N/A

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SAM Conservative Balanced Portfolio
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$18,042	$16,003
Net realized gain (loss) from investment transactions and foreign currency transactions	21,470	3,928
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	26,879	34,661

Net Increase (Decrease) in Net Assets Resulting from Operations	66,391	54,592

Dividends and Distributions to Shareholders
From net investment income	(16,049)	(16,242)
From net realized gain on investments and foreign currency transactions	(4,480)	(960)

Total Dividends and Distributions	(20,529)	(17,202)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(32,649)	(3,671)
Redemption fees — Class A	4	—

Total increase (decrease) in net assets	13,217	33,719

Net Assets
Beginning of period	647,592	613,873

End of period (including undistributed net investment income as set forth below)	$660,809	$647,592

Undistributed (overdistributed) net investment income (operating loss)	$3,082	$1,089

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	R1	R2	Select

Capital Share Transactions:
Period Ended October 31, 2007
Dollars:
Sold	$932	$27	$10	$58,266	$11,985	$34,191	$913	$810	$10	N/A	N/A	$484
Reinvested	4	—	—	9,807	3,996	4,326	5	4	—	N/A	N/A	3
Redeemed	(260)	(3)	—	(82,635)	(34,921)	(40,305)	(40)	(103)	—	N/A	N/A	(155)

Net Increase (Decrease)	$676	$24	$10	$(14,562)	$(18,940)	$(1,788)	$878	$711	$10	N/A	N/A	$332

Shares:
Sold	80	2	1	5,109	1,056	3,018	79	70	1	N/A	N/A	42
Reinvested	—	—	—	865	354	384	—	1	—	N/A	N/A	—
Redeemed	(22)	—	—	(7,230)	(3,068)	(3,555)	(3)	(9)	—	N/A	N/A	(13)

Net Increase (Decrease)	58	2	1	(1,256)	(1,658)	(153)	76	62	1	N/A	N/A	29

Year Ended October 31, 2006
Dollars:
Sold	N/A	N/A	N/A	$87,710	$21,449	$44,537	N/A	N/A	N/A	$2	$103	N/A
Reinvested	N/A	N/A	N/A	8,406	3,612	3,608	N/A	N/A	N/A	—	1	N/A
Redeemed	N/A	N/A	N/A	(95,834)	(37,991)	(39,168)	N/A	N/A	N/A	(2)	(104)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	$282	$(12,930)	$8,977	N/A	N/A	N/A	$—	$—	N/A

Shares:
Sold	N/A	N/A	N/A	8,160	2,015	4,168	N/A	N/A	N/A	—	10	N/A
Reinvested	N/A	N/A	N/A	783	337	338	N/A	N/A	N/A	—	—	N/A
Redeemed	N/A	N/A	N/A	(8,907)	(3,552)	(3,658)	N/A	N/A	N/A	—	(10)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	36	(1,200)	848	N/A	N/A	N/A	—	—	N/A

Distributions:
Period Ended October 31, 2007
From net investment income	$(4)	$—	$—	$(8,920)	$(3,406)	$(3,707)	$(5)	$(4)	$—	N/A	N/A	$(3)
From net realized gain on investments and foreign currency transactions	—	—	—	(2,143)	(1,148)	(1,189)	—	—	—	N/A	N/A	—

Total Dividends and Distributions	$(4)	$—	$—	$(11,063)	$(4,554)	$(4,896)	$(5)	$(4)	$—	N/A	N/A	$(3)

Year Ended October 31, 2006
From net investment income	N/A	N/A	N/A	$(8,934)	$(3,662)	$(3,645)	N/A	N/A	N/A	$—	$(1)	N/A
From net realized gain on investments and foreign currency transactions	N/A	N/A	N/A	(454)	(263)	(243)	N/A	N/A	N/A	—	—	N/A

Total Dividends and Distributions	N/A	N/A	N/A	$(9,388)	$(3,925)	$(3,888)	N/A	N/A	N/A	$—	$(1)	N/A

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SAM Conservative Growth Portfolio
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$50,867	$27,919
Net realized gain (loss) from investment transactions and foreign currency transactions	238,770	54,672
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	320,702	343,872

Net Increase (Decrease) in Net Assets Resulting from Operations	610,339	426,463

Dividends and Distributions to Shareholders
From net investment income	(34,083)	(30,010)

Total Dividends and Distributions	(34,083)	(30,010)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(298,126)	77,544
Redemption fees — Class A	18	—
Redemption fees — Class B	2	—
Redemption fees — Class C	7	—

Total increase (decrease) in net assets	278,157	473,997

Net Assets
Beginning of period	3,822,791	3,348,794

End of period (including undistributed net investment income as set forth below)	$4,100,948	$3,822,791

Undistributed (overdistributed) net investment income (operating loss)	$21,316	$4,532

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	R1	R2	Select

Capital Share Transactions:
Period Ended October 31, 2007
Dollars:
Sold	$692	$32	$22	$265,545	$58,116	$135,019	$3,602	$1,358	$13	N/A	N/A	$3,021
Reinvested	—	—	—	21,503	5,309	5,114	—	—	—	N/A	N/A	—
Redeemed	(6)	(3)	—	(385,977)	(226,528)	(184,617)	(140)	(1)	—	N/A	N/A	(200)

Net Increase (Decrease)	$686	$29	$22	$(98,929)	$(163,103)	$(44,484)	$3,462	$1,357	$13	N/A	N/A	$2,821

Shares:
Sold	39	2	1	15,200	3,455	8,080	202	77	1	N/A	N/A	173
Reinvested	—	—	—	1,281	326	316	—	—	—	N/A	N/A	—
Redeemed	(1)	—	—	(22,181)	(13,418)	(11,041)	(8)	—	—	N/A	N/A	(11)

Net Increase (Decrease)	38	2	1	(5,700)	(9,637)	(2,645)	194	77	1	N/A	N/A	162

Year Ended October 31, 2006
Dollars:
Sold	N/A	N/A	N/A	$366,364	$93,804	$228,099	N/A	N/A	N/A	$374	$335	N/A
Reinvested	N/A	N/A	N/A	14,092	8,512	5,943	N/A	N/A	N/A	—	—	N/A
Redeemed	N/A	N/A	N/A	(312,177)	(183,952)	(143,141)	N/A	N/A	N/A	(374)	(335)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	$68,279	$(81,636)	$90,901	N/A	N/A	N/A	$—	$—	N/A

Shares:
Sold	N/A	N/A	N/A	23,610	6,249	15,289	N/A	N/A	N/A	24	22	N/A
Reinvested	N/A	N/A	N/A	927	576	406	N/A	N/A	N/A	—	—	N/A
Redeemed	N/A	N/A	N/A	(20,066)	(12,223)	(9,570)	N/A	N/A	N/A	(24)	(22)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	4,471	(5,398)	6,125	N/A	N/A	N/A	—	—	N/A

Distributions:
Period Ended October 31, 2007
From net investment income	$—	$—	$—	$(22,880)	$(5,623)	$(5,580)	$—	$—	$—	N/A	N/A	$—

Total Dividends and Distributions	$—	$—	$—	$(22,880)	$(5,623)	$(5,580)	$—	$—	$—	N/A	N/A	$—

Year Ended October 31, 2006
From net investment income	N/A	N/A	N/A	$(14,884)	$(8,753)	$(6,373)	N/A	N/A	N/A	$—	$—	N/A

Total Dividends and Distributions	N/A	N/A	N/A	$(14,884)	$(8,753)	$(6,373)	N/A	N/A	N/A	$—	$—	N/A

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SAM Flexible Income Portfolio
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$27,576	$29,739
Net realized gain (loss) from investment transactions and foreign currency transactions	16,583	1,823
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	12,426	29,771

Net Increase (Decrease) in Net Assets Resulting from Operations	56,585	61,333

Dividends and Distributions to Shareholders
From net investment income	(27,064)	(30,337)
From net realized gain on investments and foreign currency transactions	(2,757)	(2,618)

Total Dividends and Distributions	(29,821)	(32,955)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(97,204)	(150,601)
Redemption fees — Class A	6	—
Redemption fees — Class B	2	—
Redemption fees — Class C	2	—

Total increase (decrease) in net assets	(70,430)	(122,223)

Net Assets
Beginning of period	867,314	989,537

End of period (including undistributed net investment income as set forth below)	$796,884	$867,314

Undistributed (overdistributed) net investment income (operating loss)	$2,695	$2,179

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	R1	R2	Select

Capital Share Transactions:
Period Ended October 31, 2007
Dollars:
Sold	$296	$99	$10	$82,035	$18,257	$38,621	$522	$111	$10	N/A	N/A	$406
Reinvested	3	—	—	13,627	8,075	4,092	1	1	—	N/A	N/A	4
Redeemed	—	—	—	(116,583)	(94,480)	(52,225)	(25)	(21)	—	N/A	N/A	(40)

Net Increase (Decrease)	$299	$99	$10	$(20,921)	$(68,148)	$(9,512)	$498	$91	$10	N/A	N/A	$370

Shares:
Sold	25	8	1	7,022	1,567	3,326	44	10	1	N/A	N/A	35
Reinvested	—	—	—	1,171	695	354	—	—	—	N/A	N/A	—
Redeemed	—	—	—	(9,974)	(8,089)	(4,493)	(2)	(2)	—	N/A	N/A	(3)

Net Increase (Decrease)	25	8	1	(1,781)	(5,827)	(813)	42	8	1	N/A	N/A	32

Year Ended October 31, 2006
Dollars:
Sold	N/A	N/A	N/A	$111,970	$25,913	$43,206	N/A	N/A	N/A	$44	$5	N/A
Reinvested	N/A	N/A	N/A	14,517	9,517	4,339	N/A	N/A	N/A	—	—	N/A
Redeemed	N/A	N/A	N/A	(180,901)	(113,039)	(66,123)	N/A	N/A	N/A	(44)	(5)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	$(54,414)	$(77,609)	$(18,578)	N/A	N/A	N/A	$—	$—	N/A

Shares:
Sold	N/A	N/A	N/A	9,890	2,295	3,848	N/A	N/A	N/A	4	—	N/A
Reinvested	N/A	N/A	N/A	1,288	845	387	N/A	N/A	N/A	—	—	N/A
Redeemed	N/A	N/A	N/A	(16,000)	(10,009)	(5,883)	N/A	N/A	N/A	(4)	—	N/A

Net Increase (Decrease)	N/A	N/A	N/A	(4,822)	(6,869)	(1,648)	N/A	N/A	N/A	—	—	N/A

Distributions:
Period Ended October 31, 2007
From net investment income	$(3)	$—	$—	$(14,465)	$(8,367)	$(4,223)	$(1)	$(1)	$—	N/A	N/A	$(4)
From net realized gain on investments and foreign currency transactions	—	—	—	(1,285)	(1,004)	(468)	—	—	—	N/A	N/A	—

Total Dividends and Distributions	$(3)	$—	$—	$(15,750)	$(9,371)	$(4,691)	$(1)	$(1)	$—	N/A	N/A	$(4)

Year Ended October 31, 2006
From net investment income	N/A	N/A	N/A	$(15,695)	$(10,067)	$(4,575)	N/A	N/A	N/A	$—	$—	N/A
From net realized gain on investments and foreign currency transactions	N/A	N/A	N/A	(1,189)	(1,004)	(425)	N/A	N/A	N/A	—	—	N/A

Total Dividends and Distributions	N/A	N/A	N/A	$(16,884)	$(11,071)	$(5,000)	N/A	N/A	N/A	$—	$—	N/A

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SAM Strategic Growth Portfolio
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$22,266	$7,065
Net realized gain (loss) from investment transactions and foreign currency transactions	141,625	38,805
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	246,017	228,199

Net Increase (Decrease) in Net Assets Resulting from Operations	409,908	274,069

Dividends and Distributions to Shareholders
From net investment income	(19,484)	(10,281)

Total Dividends and Distributions	(19,484)	(10,281)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(141,294)	98,896
Redemption fees — Class A	7	—
Redemption fees — Class B	1	—
Redemption fees — Class C	9	—

Total increase (decrease) in net assets	249,147	362,864

Net Assets
Beginning of period	2,338,540	1,975,856

End of period (including undistributed net investment income as set forth below)	$2,587,687	$2,338,540

Undistributed (overdistributed) net investment income (operating loss)	$4,206	$1,424

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	R1	R2	Select

Capital Share Transactions:
Period Ended October 31, 2007
Dollars:
Sold	$754	$46	$48	$195,805	$44,755	$91,254	$3,744	$1,505	$10	N/A	N/A	$1,266
Reinvested	—	—	—	12,022	3,319	2,830	—	—	—	N/A	N/A	—
Redeemed	(8)	(3)	(8)	(232,834)	(151,100)	(114,425)	(121)	(92)	—	N/A	N/A	(61)

Net Increase (Decrease)	$746	$43	$40	$(25,007)	$(103,026)	$(20,341)	$3,623	$1,413	$10	N/A	N/A	$1,205

Shares:
Sold	38	2	2	10,059	2,417	4,927	189	75	1	N/A	N/A	65
Reinvested	—	—	—	647	188	159	—	—	—	N/A	N/A	—
Redeemed	(1)	—	—	(12,031)	(8,177)	(6,200)	(6)	(5)	—	N/A	N/A	(3)

Net Increase (Decrease)	37	2	2	(1,325)	(5,572)	(1,114)	183	70	1	N/A	N/A	62

Year Ended October 31, 2006
Dollars:
Sold	N/A	N/A	N/A	$244,967	$72,573	$150,851	N/A	N/A	N/A	$333	$117	N/A
Reinvested	N/A	N/A	N/A	4,861	3,047	1,893	N/A	N/A	N/A	—	—	N/A
Redeemed	N/A	N/A	N/A	(183,814)	(112,717)	(82,765)	N/A	N/A	N/A	(333)	(117)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	$66,014	$(37,097)	$69,979	N/A	N/A	N/A	$—	$—	N/A

Shares:
Sold	N/A	N/A	N/A	14,356	4,465	9,270	N/A	N/A	N/A	21	7	N/A
Reinvested	N/A	N/A	N/A	291	191	119	N/A	N/A	N/A	—	—	N/A
Redeemed	N/A	N/A	N/A	(10,747)	(6,931)	(5,068)	N/A	N/A	N/A	(21)	(7)	N/A

Net Increase (Decrease)	N/A	N/A	N/A	3,900	(2,275)	4,321	N/A	N/A	N/A	—	—	N/A

Distributions:
Period Ended October 31, 2007
From net investment income	$—	$—	$—	$(12,863)	$(3,534)	$(3,087)	$—	$—	$—	N/A	N/A	$—

Total Dividends and Distributions	$—	$—	$—	$(12,863)	$(3,534)	$(3,087)	$—	$—	$—	N/A	N/A	$—

Year Ended October 31, 2006
From net investment income	N/A	N/A	N/A	$(5,113)	$(3,135)	$(2,033)	N/A	N/A	N/A	$—	$—	N/A

Total Dividends and Distributions	N/A	N/A	N/A	$(5,113)	$(3,135)	$(2,033)	N/A	N/A	N/A	$—	$—	N/A

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Short-Term Bond Fund

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$11,957	$8,103
Net realized gain (loss) from investment transactions and foreign currency transactions	(1,093)	(844)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(2,110)	1,126

Net Increase (Decrease) in Net Assets Resulting from Operations	8,754	8,385

Dividends and Distributions to Shareholders
From net investment income	(12,646)	(9,060)

Total Dividends and Distributions	(12,646)	(9,060)

Capital Share Transactions
Net increase (decrease) in capital share transactions	80,112	30,334
Redemption fees — Class A	1	—
Redemption fees — Class J	1	—

Total increase (decrease) in net assets	76,222	29,659

Net Assets
Beginning of period	219,309	189,650

End of period (including undistributed net investment income as set forth below)	$295,531	$219,309

Undistributed (overdistributed) net investment income (operating loss)	$(494)	$(394)

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$19,845	$17,878	$112	$17,773	$1,984	$20,749	$65,106	$12,631	$8,095
Reinvested	252	137	4	4,287	24	2,733	4,631	186	93
Redeemed	(1,085)	(18,042)	(30)	(25,317)	(408)	(13,758)	(15,834)	(15,215)	(6,719)

Net Increase (Decrease)	$19,012	$(27)	$86	$(3,257)	$1,600	$9,724	$53,903	$(2,398)	$1,469

Shares:
Sold	1,998	1,819	11	1,795	201	2,092	6,577	1,277	822
Reinvested	25	14	1	434	2	276	469	19	10
Redeemed	(110)	(1,832)	(3)	(2,558)	(41)	(1,389)	(1,599)	(1,536)	(683)

Net Increase (Decrease)	1,913	1	9	(329)	162	979	5,447	(240)	149

Year Ended October 31, 2006
Dollars:
Sold	$354	$15	$63	$22,634	N/A	$17,051	$57,188	$1,963	$194
Reinvested	90	3	2	4,391	N/A	2,026	1,866	286	37
Redeemed	(169)	(72)	(3)	(55,097)	N/A	(10,800)	(9,127)	(2,441)	(120)

Net Increase (Decrease)	$275	$(54)	$62	$(28,072)	N/A	$8,277	$49,927	$(192)	$111

Shares:
Sold	35	2	6	2,276	N/A	1,716	5,763	198	20
Reinvested	9	—	—	443	N/A	204	188	29	4
Redeemed	(17)	(7)	—	(5,542)	N/A	(1,087)	(920)	(246)	(12)

Net Increase (Decrease)	27	(5)	6	(2,823)	N/A	833	5,031	(19)	12

Distributions:
Year Ended October 31, 2007
From net investment income	$(253)	$(137)	$(5)	$(4,550)	$(26)	$(2,755)	$(4,641)	$(186)	$(93)

Total Dividends and Distributions	$(253)	$(137)	$(5)	$(4,550)	$(26)	$(2,755)	$(4,641)	$(186)	$(93)

Year Ended October 31, 2006
From net investment income	$(89)	$(3)	$(2)	$(4,727)	N/A	$(2,044)	$(1,872)	$(286)	$(37)

Total Dividends and Distributions	$(89)	$(3)	$(2)	$(4,727)	N/A	$(2,044)	$(1,872)	$(286)	$(37)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Short-Term Income Fund

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$9,855	$9,587
Net realized gain (loss) from investment transactions and foreign currency transactions	(354)	48
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	548	579

Net Increase (Decrease) in Net Assets Resulting from Operations	10,049	10,214

Dividends and Distributions to Shareholders
From net investment income	(9,926)	(9,832)

Total Dividends and Distributions	(9,926)	(9,832)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(27,364)	(31,988)
Redemption fees — Class A	1	—

Total increase (decrease) in net assets	(27,240)	(31,606)

Net Assets
Beginning of period	237,382	268,988

End of period (including undistributed net investment income as set forth below)	$210,142	$237,382

Undistributed (overdistributed) net investment income (operating loss)	$75	$51

	Class A	Class B(A)	Class C	Institutional

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$32,786	$3,928	$811	$5,311
Reinvested	1,290	70	162	7,650
Redeemed	(29,504)	(20,437)	(3,007)	(26,424)

Net Increase (Decrease)	$4,572	$(16,439)	$(2,034)	$(13,463)

Shares:
Sold	2,826	338	70	458
Reinvested	109	6	14	659
Redeemed	(2,543)	(1,760)	(259)	(2,277)

Net Increase (Decrease)	392	(1,416)	(175)	(1,160)

Year Ended October 31, 2006
Dollars:
Sold	$16,297	$2,714	$1,249	$5,276
Reinvested	958	447	211	7,755
Redeemed	(21,544)	(10,380)	(7,968)	(27,003)

Net Increase (Decrease)	$(4,289)	$(7,219)	$(6,508)	$(13,972)

Shares:
Sold	7,072	1,177	541	2,282
Reinvested	416	194	91	3,360
Redeemed	(9,331)	(4,498)	(3,446)	(11,710)

Net Increase (Decrease)	(1,843)	(3,127)	(2,814)	(6,068)

Distributions:
Year Ended October 31, 2007
From net investment income	$(1,645)	$(97)	$(195)	$(7,989)

Total Dividends and Distributions	$(1,645)	$(97)	$(195)	$(7,989)

Year Ended October 31, 2006
From net investment income	$(1,242)	$(577)	$(258)	$(7,755)

Total Dividends and Distributions	$(1,242)	$(577)	$(258)	$(7,755)

(A)	Class B shares discontinued operations and converted to Class A shares on January 4, 2007.
See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SmallCap Blend Fund

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(716)	$(447)
Net realized gain (loss) from investment transactions and foreign currency transactions	28,909	29,324
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	12,799	13,013

Net Increase (Decrease) in Net Assets Resulting from Operations	40,992	41,890

Dividends and Distributions to Shareholders
From net realized gain on investments and foreign currency transactions	(27,355)	(16,850)

Total Dividends and Distributions	(27,355)	(16,850)

Capital Share Transactions
Net increase (decrease) in capital share transactions	6,269	33,367
Redemption fees — Class A	15	—
Redemption fees — Class J	—	1

Total increase (decrease) in net assets	19,921	58,408

Net Assets
Beginning of period	334,049	275,641

End of period (including undistributed net investment income as set forth below)	$353,970	$334,049

Undistributed (overdistributed) net investment income (operating loss)	$—	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$406	$232	$229	$16,639	$1,900	$1,709	$19,852	$—	$1,532	$1,058
Reinvested	162	204	16	8,779	1,955	—	12,264	3,161	608	118
Redeemed	(1,009)	(398)	(29)	(21,734)	(6,936)	(167)	(24,949)	(2,190)	(6,574)	(569)

Net Increase (Decrease)	$(441)	$38	$216	$3,684	$(3,081)	$1,542	$7,167	$971	$(4,434)	$607

Shares:
Sold	23	14	13	959	112	98	1,191	—	86	61
Reinvested	10	12	1	528	119	—	767	188	36	7
Redeemed	(58)	(23)	(2)	(1,250)	(407)	(10)	(1,494)	(121)	(385)	(33)

Net Increase (Decrease)	(25)	3	12	237	(176)	88	464	67	(263)	35

Year Ended October 31, 2006
Dollars:
Sold	$2,190	$811	$231	$16,013	$2,607	N/A	$36,851	$3,299	$2,140	$2,390
Reinvested	40	123	1	5,700	1,481	N/A	7,072	2,029	333	1
Redeemed	(751)	(668)	(58)	(17,710)	(6,660)	N/A	(21,181)	(194)	(1,701)	(1,022)

Net Increase (Decrease)	$1,479	$266	$174	$4,003	$(2,572)	N/A	$22,742	$5,134	$772	$1,369

Shares:
Sold	133	49	14	965	154	N/A	2,295	200	126	143
Reinvested	3	8	—	354	93	N/A	456	126	20	—
Redeemed	(46)	(42)	(4)	(1,069)	(406)	N/A	(1,327)	(11)	(101)	(61)

Net Increase (Decrease)	90	15	10	250	(159)	N/A	1,424	315	45	82

Distributions:
Year Ended October 31, 2007
From net realized gain on investments and foreign currency transactions	$(162)	$(204)	$(16)	$(8,840)	$(1,981)	$—	$(12,264)	$(3,161)	$(608)	$(119)

Total Dividends and Distributions	$(162)	$(204)	$(16)	$(8,840)	$(1,981)	$—	$(12,264)	$(3,161)	$(608)	$(119)

Year Ended October 31, 2006
From net realized gain on investments and foreign currency transactions	$(40)	$(123)	$(1)	$(5,746)	$(1,503)	N/A	$(7,073)	$(2,029)	$(333)	$(2)

Total Dividends and Distributions	$(40)	$(123)	$(1)	$(5,746)	$(1,503)	N/A	$(7,073)	$(2,029)	$(333)	$(2)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SmallCap Growth Fund

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$(1,297)	$(306)
Net realized gain (loss) from investment transactions and foreign currency transactions	55,176	2,861
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	10,559	1,967

Net Increase (Decrease) in Net Assets Resulting from Operations	64,438	4,522

Dividends and Distributions to Shareholders
From net realized gain on investments and foreign currency transactions	(2,080)	(2,008)

Total Dividends and Distributions	(2,080)	(2,008)

Capital Share Transactions
Net increase (decrease) in capital share transactions	370,677	11,390
Redemption fees — Class J	1	1

Total increase (decrease) in net assets	433,036	13,905

Net Assets
Beginning of period	45,221	31,316

End of period (including undistributed net investment income as set forth below)	$478,257	$45,221

Undistributed (overdistributed) net investment income (operating loss)	$—	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$2,002	$411	$113	$10,553	$534	$1,058	$7,851	$12,489	$603	$326
Issued in acquisitions	—	—	—	105,315	7,832	924	—	284,360	—	—
Reinvested	3	34	3	—	—	—	1,596	391	49	2
Redeemed	(413)	(273)	(4)	(15,613)	(1,757)	(373)	(7,512)	(39,224)	(543)	(60)

Net Increase (Decrease)	$1,592	$172	$112	$100,255	$6,609	$1,609	$1,935	$258,016	$109	$268

Shares:
Sold	219	44	12	1,111	56	109	874	1,326	65	32
Issued in acquisitions	—	—	—	11,840	881	104	—	31,975	—	—
Reinvested	—	4	—	—	—	—	190	44	5	—
Redeemed	(44)	(29)	—	(1,645)	(187)	(42)	(849)	(4,173)	(57)	(6)

Net Increase (Decrease)	175	19	12	11,306	750	171	215	29,172	13	26

Year Ended October 31, 2006
Dollars:
Sold	$81	$711	$65	N/A	N/A	N/A	$7,944	$8,822	$970	$65
Reinvested	—	5	—	N/A	N/A	N/A	1,864	115	17	—
Redeemed	(30)	(224)	(3)	N/A	N/A	N/A	(6,369)	(2,322)	(305)	(16)

Net Increase (Decrease)	$51	$492	$62	N/A	N/A	N/A	$3,439	$6,615	$682	$49

Shares:
Sold	9	80	8	N/A	N/A	N/A	966	1,021	116	7
Reinvested	—	1	—	N/A	N/A	N/A	235	14	2	—
Redeemed	(3)	(26)	(1)	N/A	N/A	N/A	(781)	(277)	(35)	(2)

Net Increase (Decrease)	6	55	7	N/A	N/A	N/A	420	758	83	5

Distributions:
Year Ended October 31, 2007
From net realized gain on investments and foreign currency transactions	$(3)	$(34)	$(3)	$—	$—	$—	$(1,598)	$(391)	$(49)	$(2)

Total Dividends and Distributions	$(3)	$(34)	$(3)	$—	$—	$—	$(1,598)	$(391)	$(49)	$(2)

Year Ended October 31, 2006
From net realized gain on investments and foreign currency transactions	$(1)	$(5)	$(1)	N/A	N/A	N/A	$(1,867)	$(116)	$(17)	$(1)

Total Dividends and Distributions	$(1)	$(5)	$(1)	N/A	N/A	N/A	$(1,867)	$(116)	$(17)	$(1)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SmallCap S&P 600 Index Fund

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$2,929	$1,926
Net realized gain (loss) from investment transactions and foreign currency transactions	39,180	21,089
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	1,188	20,324

Net Increase (Decrease) in Net Assets Resulting from Operations	43,297	43,339

Dividends and Distributions to Shareholders
From net investment income	(2,057)	(1,171)
From net realized gain on investments and foreign currency transactions	(22,227)	(6,069)

Total Dividends and Distributions	(24,284)	(7,240)

Capital Share Transactions
Net increase (decrease) in capital share transactions	103,643	95,787
Redemption fees — Class J	1	—

Total increase (decrease) in net assets	122,657	131,886

Net Assets
Beginning of period	387,527	255,641

End of period (including undistributed net investment income as set forth below)	$510,184	$387,527

Undistributed (overdistributed) net investment income (operating loss)	$2,516	$1,643

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$19,059	$5,138	$2,891	$19,732	$88,866	$27,697	$8,419
Reinvested	2,079	1,358	116	4,555	10,522	4,848	794
Redeemed	(7,232)	(5,341)	(558)	(14,568)	(37,406)	(21,805)	(5,521)

Net Increase (Decrease)	$13,906	$1,155	$2,449	$9,719	$61,982	$10,740	$3,692

Shares:
Sold	1,004	273	154	1,085	4,711	1,452	443
Reinvested	113	74	7	258	577	261	43
Redeemed	(381)	(282)	(31)	(799)	(2,049)	(1,162)	(287)

Net Increase (Decrease)	736	65	130	544	3,239	551	199

Year Ended October 31, 2006
Dollars:
Sold	$16,362	$7,780	$2,003	$20,803	$76,522	$27,372	$6,691
Reinvested	614	387	6	1,378	3,232	1,416	206
Redeemed	(10,556)	(4,421)	(284)	(13,054)	(28,421)	(9,823)	(2,426)

Net Increase (Decrease)	$6,420	$3,746	$1,725	$9,127	$51,333	$18,965	$4,471

Shares:
Sold	906	434	114	1,208	4,323	1,492	369
Reinvested	36	23	—	83	190	82	12
Redeemed	(579)	(249)	(16)	(760)	(1,624)	(550)	(134)

Net Increase (Decrease)	363	208	98	531	2,889	1,024	247

Distributions:
Year Ended October 31, 2007
From net investment income	$(86)	$(13)	$—	$(66)	$(1,392)	$(442)	$(58)
From net realized gain on investments and foreign currency transactions	(1,993)	(1,346)	(116)	(4,491)	(9,139)	(4,406)	(736)

Total Dividends and Distributions	$(2,079)	$(1,359)	$(116)	$(4,557)	$(10,531)	$(4,848)	$(794)

Year Ended October 31, 2006
From net investment income	$(45)	$—	$—	$—	$(840)	$(256)	$(30)
From net realized gain on investments and foreign currency transactions	(569)	(387)	(7)	(1,378)	(2,392)	(1,160)	(176)

Total Dividends and Distributions	$(614)	$(387)	$(7)	$(1,378)	$(3,232)	$(1,416)	$(206)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	SmallCap Value Fund

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$3,819	$706
Net realized gain (loss) from investment transactions and foreign currency transactions	35,616	10,992
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(34,396)	15,110

Net Increase (Decrease) in Net Assets Resulting from Operations	5,039	26,808

Dividends and Distributions to Shareholders
From net investment income	(1,000)	(332)
From net realized gain on investments and foreign currency transactions	(10,978)	(9,039)

Total Dividends and Distributions	(11,978)	(9,371)

Capital Share Transactions
Net increase (decrease) in capital share transactions	398,629	89,966
Redemption fees — Class J	—	3

Total increase (decrease) in net assets	391,690	107,406

Net Assets
Beginning of period	223,086	115,680

End of period (including undistributed net investment income as set forth below)	$614,776	$223,086

Undistributed (overdistributed) net investment income (operating loss)	$3,362	$543

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class B	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$9,416	$4,975	$1,464	$12,265	$1,241	$2,868	$20,249	$102,333	$29,159	$6,077
Issued in acquisitions	—	—	—	9,544	2,995	2,592	—	294,007	—	—
Reinvested	479	325	50	420	79	—	3,273	5,944	1,058	321
Redeemed	(5,028)	(3,635)	(1,096)	(7,664)	(1,273)	(905)	(18,741)	(60,598)	(10,937)	(2,628)

Net Increase (Decrease)	$4,867	$1,665	$418	$14,565	$3,042	$4,555	$4,781	$341,686	$19,280	$3,770

Shares:
Sold	498	263	77	646	66	152	1,096	5,400	1,557	317
Issued in acquisitions	—	—	—	502	158	136	—	15,450	—	—
Reinvested	25	17	3	22	4	—	177	310	55	17
Redeemed	(264)	(193)	(59)	(406)	(68)	(48)	(1,021)	(3,196)	(579)	(138)

Net Increase (Decrease)	259	87	21	764	160	240	252	17,964	1,033	196

Year Ended October 31, 2006
Dollars:
Sold	$4,828	$3,944	$1,065	$7,777	$1,334	N/A	$21,391	$48,303	$7,664	$3,934
Reinvested	453	272	23	138	40	N/A	3,617	3,948	821	35
Redeemed	(2,697)	(1,336)	(108)	(949)	(301)	N/A	(9,972)	(1,496)	(2,324)	(438)

Net Increase (Decrease)	$2,584	$2,880	$980	$6,966	$1,073	N/A	$15,036	$50,755	$6,161	$3,531

Shares:
Sold	267	219	60	431	74	N/A	1,217	2,659	412	217
Reinvested	26	16	1	8	2	N/A	217	229	47	2
Redeemed	(150)	(75)	(6)	(53)	(17)	N/A	(570)	(82)	(128)	(24)

Net Increase (Decrease)	143	160	55	386	59	N/A	864	2,806	331	195

Distributions:
Year Ended October 31, 2007
From net investment income	$(15)	$—	$—	$—	$—	$—	$—	$(864)	$(99)	$(22)
From net realized gain on investments and foreign currency transactions	(464)	(325)	(50)	(434)	(79)	N/A	(3,277)	(5,081)	(969)	(299)

Total Dividends and Distributions	$(479)	$(325)	$(50)	$(434)	$(79)	N/A	$(3,277)	$(5,945)	$(1,068)	$(321)

Year Ended October 31, 2006
From net investment income	$—	$—	$—	$—	$—	$—	$—	$(298)	$(33)	$(1)
From net realized gain on investments and foreign currency transactions	$(453)	$(272)	$(24)	$(145)	$(42)	$—	$(3,621)	$(3,650)	$(789)	$(43)

Total Dividends and Distributions	$(453)	$(272)	$(24)	$(145)	$(42)	$—	$(3,621)	$(3,948)	$(822)	$(44)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	Ultra Short Bond Fund

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$11,635	$10,047
Net realized gain (loss) from investment transactions and foreign currency transactions	(770)	(17)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(10,101)	280

Net Increase (Decrease) in Net Assets Resulting from Operations	764	10,310

Dividends and Distributions to Shareholders
From net investment income	(11,512)	(9,936)
From net realized gain on investments and foreign currency transactions	(44)	—

Total Dividends and Distributions	(11,556)	(9,936)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(75,491)	214,456
Redemption fees — Class A	13	—

Total increase (decrease) in net assets	(86,270)	214,830

Net Assets
Beginning of period	290,037	75,207

End of period (including undistributed net investment income as set forth below)	$203,767	$290,037

Undistributed (overdistributed) net investment income (operating loss)	$65	$—

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$2,747	$1,560	$—	$31,482	$3,559	$4,134	$41,803	$2,396	$—
Reinvested	142	434	1	1,022	46	1,740	7,604	340	1
Redeemed	(2,801)	(2,814)	—	(36,111)	(621)	(7,984)	(96,488)	(27,683)	—

Net Increase (Decrease)	$88	$(820)	$1	$(3,607)	$2,984	$(2,110)	$(47,081)	$(24,947)	$1

Shares:
Sold	277	157	—	3,143	357	417	4,221	241	—
Reinvested	14	44	—	103	5	177	767	35	—
Redeemed	(284)	(285)	—	(3,633)	(63)	(811)	(9,617)	(2,774)	—

Net Increase (Decrease)	7	(84)	—	(387)	299	(217)	(4,629)	(2,498)	—

Year Ended October 31, 2006
Dollars:
Sold	$3,247	$3,308	$—	$25,965	N/A	$5,336	$213,954	$29,433	$—
Reinvested	507	394	—	271	N/A	1,503	6,440	769	1
Redeemed	(27,434)	(3,294)	—	(5,818)	N/A	(7,325)	(28,110)	(4,691)	—

Net Increase (Decrease)	$(23,680)	$408	$—	$20,418	N/A	$(486)	$192,284	$25,511	$1

Shares:
Sold	325	331	—	2,581	N/A	534	21,287	2,949	—
Reinvested	51	40	—	27	N/A	151	640	77	—
Redeemed	(2,749)	(330)	—	(578)	N/A	(734)	(2,794)	(470)	—

Net Increase (Decrease)	(2,373)	41	—	2,030	N/A	(49)	19,133	2,556	—

Distributions:
Year Ended October 31, 2007
From net investment income	$(142)	$(432)	$(1)	$(1,213)	$(63)	$(1,748)	$(7,577)	$(335)	$(1)
From net realized gain on investments and foreign currency transactions	—	(2)	—	(4)	—	(6)	(27)	(5)	—

Total Dividends and Distributions	$(142)	$(434)	$(1)	$(1,217)	$(63)	$(1,754)	$(7,604)	$(340)	$(1)

Year Ended October 31, 2006
From net investment income	$(508)	$(394)	$—	$(307)	N/A	$(1,517)	$(6,440)	$(769)	$(1)

Total Dividends and Distributions	$(508)	$(394)	$—	$(307)	N/A	$(1,517)	$(6,440)	$(769)	$(1)

See accompanying notes.

Statement of Changes In Net Assets
Principal Investors Fund, Inc.

Amounts in thousands	West Coast Equity Fund

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Operations
Net investment income (operating loss)	$12,544	$8,642
Net realized gain (loss) from investment transactions and foreign currency transactions	123,355	43,714
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	166,256	164,163

Net Increase (Decrease) in Net Assets Resulting from Operations	302,155	216,519

Dividends and Distributions to Shareholders
From net investment income	(9,570)	(6,859)
From net realized gain on investments and foreign currency transactions	(44,214)	(38,884)

Total Dividends and Distributions	(53,784)	(45,743)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(250,221)	203,777
Redemption fees — Class A	3	—

Total increase (decrease) in net assets	(1,847)	374,553

Net Assets
Beginning of period	1,912,727	1,538,174

End of period (including undistributed net investment income as set forth below)	$1,910,880	$1,912,727

Undistributed (overdistributed) net investment income (operating loss)	$7,937	$4,966

	Class A	Class B	Class C	Institutional	R1

Capital Share Transactions:
Year Ended October 31, 2007
Dollars:
Sold	$87,518	$14,822	$5,251	$4,368	N/A
Reinvested	22,332	4,160	491	24,623	N/A
Redeemed	(158,746)	(41,059)	(7,312)	(206,669)	N/A

Net Increase (Decrease)	$(48,896)	$(22,077)	$(1,570)	$(177,678)	N/A

Shares:
Sold	1,944	375	131	95	N/A
Reinvested	510	108	13	556	N/A
Redeemed	(3,521)	(1,028)	(184)	(4,664)	N/A

Net Increase (Decrease)	(1,067)	(545)	(40)	(4,013)	N/A

Year Ended October 31, 2006
Dollars:
Sold	$154,435	$33,517	$8,989	$132,311	$15
Reinvested	19,817	4,311	383	19,847	—
Redeemed	(108,495)	(36,955)	(3,440)	(20,943)	(15)

Net Increase (Decrease)	$65,757	$873	$5,932	$131,215	$—

Shares:
Sold	3,733	910	243	3,207	—
Reinvested	486	119	10	483	—
Redeemed	(2,631)	(1,007)	(94)	(504)	—

Net Increase (Decrease)	1,588	22	159	3,186	—

Distributions:

Period Ended October 31, 2007
From net investment income	$(3,642)	$—	$—	$(5,928)	N/A
From net realized gain on investments and foreign currency transactions	(20,195)	(4,772)	(552)	(18,695)	N/A

Total Dividends and Distributions	$(23,837)	$(4,772)	$(552)	$(24,623)	N/A

Year Ended October 31, 2006
From net investment income	$(2,474)	$—	$—	$(4,385)	$—
From net realized gain on investments and foreign currency transactions	(18,343)	(4,670)	(403)	(15,468)	—

Total Dividends and Distributions	$(20,817)	$(4,670)	$(403)	$(19,853)	$—

See accompanying notes.

Notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
1. Organization
Principal Investors Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At October 31, 2007, the Fund consists of 68 separate funds. The financial statements for Bond & Mortgage Securities Fund, Disciplined LargeCap Blend Fund, Diversified International Fund, Equity Income Fund I, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Quality Intermediate-Term Bond Fund, High Yield Fund, High Yield Fund II, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Growth Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, MidCap Growth Fund, MidCap S&P 400 Index Fund, MidCap Stock Fund, MidCap Value Fund, Money Market Fund, Mortgage Securities Fund, Partners Global Equity Fund, Partners International Fund, Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners LargeCap Value Fund I, Partners LargeCap Value Fund II, Partners MidCap Growth Fund, Partners MidCap Growth Fund I, Partners MidCap Growth Fund II, Partners MidCap Value Fund, Partners MidCap Value Fund I, Partners SmallCap Blend Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II, Partners SmallCap Growth Fund III, Partners SmallCap Value Fund, Partners SmallCap Value Fund I, Partners SmallCap Value Fund II, Preferred Securities Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Bond Fund, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap S&P 600 Index Fund, SmallCap Value Fund, Ultra Short Bond Fund, and West Coast Equity Fund (known as the “Funds”) are presented herein. The Funds may offer up to ten classes of shares: Advisors Preferred, Advisors Select, Advisors Signature, Class A, Class B, Class C, Class J, Institutional, Preferred, and Select. Information in these financial statements pertains to Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred, and Select classes of shares. Certain detailed financial information for Class A, Class B, and Class C shares is provided separately.
Effective March 15, 2006, the initial purchase of $250,000 of Class A shares of Ultra Short Bond Fund was made by Principal Life Insurance Company.
Effective March 15, 2006, the initial purchases of $32,744 and $10,000 of Class B shares of Principal LifeTime 2050 Fund and Principal LifeTime Strategic Income Fund, respectively, were made by Principal Life Insurance Company.
On December 31, 2006, Principal Financial Services, Inc. and its subsidiary, Principal Management Corporation acquired all of the outstanding stock of WM Advisors, Inc., WM Shareholder Services, Inc., and WM Funds Distributor, Inc. (the “Transaction”). Immediately following the Transaction, WM Advisors, Inc., WM Shareholder Services, Inc., and WM Funds Distributor, Inc. were renamed, Edge Asset Management, Inc., Principal Shareholder Services, Inc., and Principal Funds Distributor, Inc.
Effective January 10, 2007, the initial purchases of $10,000 of Class A and Class B shares of SmallCap Growth Fund were made by Principal Life Insurance Company.
Effective January 10, 2007, the initial purchases of $10,000 of Class C shares of Bond & Mortgage Securities Fund, Disciplined LargeCap Blend Fund, Diversified International Fund, Government & High Quality Bond Fund, Inflation Protection Fund, International Emerging Markets Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, Money Market Fund, Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Growth Fund I, Partners MidCap Value Fund, Partners SmallCap Growth Fund II, Preferred Securities Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, Short-Term Bond Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap Value Fund, and Ultra Short Bond Fund (the “Principal Funds”) were made by Principal Life Insurance Company.

\

Notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
1. Organization (Continued)
Effective January 12, 2007, Disciplined LargeCap Blend Fund, LargeCap Growth Fund, High Yield Fund II, Income Fund, Diversified International Fund, MidCap Stock Fund, Money Market Fund, Real Estate Securities Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Fund, SmallCap Growth Fund, SmallCap Value Fund, Mortgage Securities Fund, and West Coast Equity Fund (the “Acquiring Funds”) acquired all the assets and assumed all the liabilities in a tax-free reorganization of a corresponding series of WM Strategic Asset Management Portfolios, LLC, WM Trust I, and WM Trust II (the “Acquired Funds”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved by shareholders of the Acquired Funds on December 15, 2006. Approximate conversion ratios, net assets of the Acquired Fund immediately prior to the acquisition (including accumulated net investment income/loss, accumulated realized gains/losses and unrealized appreciation/depreciation) and net assets of the Acquiring Fund immediately prior to and immediately following the acquisition were as follows:

											Net Assets
						Accumulated					of
						Net	Accumulated		Net Assets	Net Assets	Acquiring
						Investment	Realized	Unrealized	of	of	Fund
		Conversion Ratio				Income/	Gains/	Appreciation	Acquired	Acquiring	following
Acquired	Acquiring	Class				(Loss)	(Losses)	(Depreciation)	Fund	Fund	acquisition
Fund	Fund	A	B	C	I	(000s)	(000s)	(000s)	(000s)	(000s)	(000s)
WM Balanced	SAM Balanced
Portfolio*	Portfolio	1.00	1.00	1.00	N/A	$19,523	$165,685	$690,642	$4,754,130	$ —	$4,754,130
WM Conservative	SAM Conservative
Balanced Portfolio*	Balanced Portfolio	1.00	1.00	1.00	N/A	2,123	15,101	63,214	649,021	—	649,021
WM Conservative	SAM Conservative
Growth Portfolio*	Growth Portfolio	1.00	1.00	1.00	N/A	18,484	185,608	691,794	3,924,790	—	3,925,790
WM Flexible Income Portfolio*	SAM Flexible Income
	Portfolio	1.00	1.00	1.00	N/A	1,405	4,809	68,863	844,683	—	844,683
WM Growth & Income Fund	Disciplined LargeCap
	Blend Fund	1.59	1.54	1.51	1.59	—	(7,765)	519,637	2,351,132	1,074,834	3,425,966
WM Growth Fund	LargeCap Growth Fund	2.17	1.95	1.94	2.27	—	(182,164)	287,667	2,468,659	1,012,961	3,481,620
WM High Yield Fund*	High Yield Fund II	1.00	1.00	1.00	1.00	928	(1,890)	71,874	1,279,416	—	1,279,416
WM Income Fund*	Income Fund	1.00	1.00	1.00	1.00	1,569	(18,709)	(2,667)	949,537	—	949,537
	Diversified
WM International	International
Growth Fund	Growth Fund	0.81	0.77	0.75	0.82	(5,500)	(461)	171,434	1,252,475	866,788	2,119,263
WM Mid Cap Stock Fund*	MidCap Stock Fund	1.00	1.00	1.00	1.00	(101)	4,548	330,139	1,035,815	—	187,654
WM Money Market Fund	Money Market Fund	1.00	1.00	1.00	1.00	—	(4)	—	1,324,270	742,321	2,066,591
WM REIT Fund	Real Estate Securities Fund	0.67	0.66	0.66	0.67	—	—	153,242	501,306	1,435,213	1,936,519
WM Short Term	Short-Term
Income Fund*	Income Fund	0.20	N/A	0.20	0.20	207	(4,298)	(2,812)	235,427	—	235,427
WM Small Cap	SmallCap
Growth Fund	Growth Fund	1.74	1.50	1.52	1.81	—	(30,623)	43,997	398,431	48,409	446,840
WM Small Cap	SmallCap
Value Fund	Value Fund	0.57	0.57	0.57	0.57	—	4,429	19,964	309,138	262,371	571,509
WM Strategic Growth Portfolio*	SAM Strategic Growth
	Portfolio	1.00	1.00	1.00	N/A	12,204	116,619	424,530	2,419,549	—	2,419,549
WM U.S. Government Mortgage
Securities Fund*	Securities Fund	1.00	1.00	1.00	1.00	385	(31,715)	(30,845)	1,690,434	—	1,690,434
WM West Coast	West Coast
Equity Fund*	Equity Fund	1.00	1.00	1.00	1.00	(42)	33,232	647,760	1,974,211	—	1,974,211

*	Designates the survivor for accounting and performance reporting purposes (the “Reorganized Funds”).

Notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
1. Organization (Continued)
Effective January 12, 2007, Equity Income Fund I acquired all the assets and assumed all the liabilities of WM Equity Income Fund and Equity Income Fund (the “Acquired Funds”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved by shareholders of the Acquired Funds on December 15, 2006. The acquisition was accomplished by a tax-free exchange of shares from the Acquired Funds for shares of Equity Income Fund I at an approximate exchange rate of 1.00 for WM Equity Income Fund Class A, Class B, Class C, and Institutional Class shares, and .60 for Equity Income Fund Class A and Class B shares. The aggregate net assets of WM Equity Income Fund, Equity Income Fund, and Equity Income Fund I immediately prior to the acquisition were approximately $3,979,523,000 (including approximately $2,539,000 of accumulated net investment income, $49,241,000 of accumulated realized gains, and $755,745,000 of unrealized appreciation), $124,300,000 (including approximately $54,000 of accumulated net investment income, $37,000 of accumulated realized losses, and $7,424,000 unrealized appreciation), and $0, respectively. The aggregate net assets of Equity Income Fund I immediately following the acquisition were $4,103,823,000. WM Equity Income Fund is the survivor for accounting and performance reporting purposes (a “Reorganized Fund”).
Effective January 12, 2007, Partners LargeCap Growth Fund II acquired all the assets and assumed all the liabilities of Partners LargeCap Growth Fund pursuant to a plan of acquisition approved by the shareholders of Partners LargeCap Growth Fund on December 15, 2006. The acquisition was accomplished by a tax-free exchange of shares from Partners LargeCap Growth Fund for shares of Partners LargeCap Growth Fund II at an approximate exchange rate of 1.42 for Advisors Preferred, 1.42 for Advisors Select, 1.40 for Advisors Signature, 1.45 for Class J, 1.40 for Institutional, 1.41 for Preferred, and 1.41 for Select shares. The aggregate net assets of Partners LargeCap Growth Fund and Partners LargeCap Growth Fund II immediately prior to the acquisition were approximately $132,168,000 (including approximately $42,000 of accumulated net investment operating loss and $10,810,000 of unrealized appreciation) and $748,188,000, respectively. The aggregate net assets of Partners LargeCap Growth Fund II immediately following the acquisition were $880,356,000.
Effective January 12, 2007, the initial purchases of $10,000 of Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred, and Select classes of shares of SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”), respectively, were made by Principal Life Insurance Company.
Effective October 1, 2006, (i) the rule 12b-1 plan applicable to Class R-1 and Class R-2 shares of each of the Acquired Funds was amended to reduce the amounts payable for distribution thereunder to the annual rate of 0.25% of the net assets attributable to such shares, (ii) the plan recordkeeping/administrative services agreement applicable to such shares was replaced with a transfer agency agreement identical to the transfer agency agreement applicable to Class A shares, (iii) the number of Class R-1 and Class R-2 shares was increased or decreased proportionately so that the net asset value of each Class R-1 and Class R-2 shares was equal to the net asset value of each Class A share of the Acquired Funds, and (iv) since the economic attributes of Class R-1 and Class R-2 shares would thereafter be identical to those of Class A shares of such Fund, they were re-designated as Class A shares of the Acquired Funds.
Effective January 4, 2007, Class B shares of WM Short Term Income Fund discontinued operations and converted to Class A shares of WM Short Term Income Fund.
Effective October 1, 2007, the initial purchases of $10,000 of Class A and Class C shares of International Growth Fund, $1,500,000 of Class A and Class C shares and $2,000,000 of Institutional Class shares of Global Real Estate Securities Fund were made by Principal Life Insurance Company.
All classes of shares for each of the Funds represents interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.
2. Significant Accounting Policies
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:
Security Valuation. Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, and Principal LifeTime Strategic Income Fund (collectively, the “Principal LifeTime Funds”) along with the SAM Portfolios invest in Institutional Class shares of other series of Principal Investors Fund, Inc. (the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.
The Funds (with the exception of Money Market Fund, Principal LifeTime Funds, and the SAM Portfolios) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

Notes to financial statements
Principal Investors Fund, Inc.
 October 31, 2007
2. Significant Accounting Policies (Continued)
The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are ordinarily not reflected in the Funds’ net asset values. If events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are determined to materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.
To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.
Short-term securities are valued at amortized cost, which approximates market. Money Market Fund values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.
Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.
Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class.
Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by Principal Management Corporation.
Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations. Expenses included in the statements of operations of the Principal LifeTime Funds and SAM Portfolios reflect the expenses of each Principal LifeTime Fund and SAM Portfolio and do not include any expenses associated with the Underlying Funds.

Notes to financial statements
Principal Investors Fund, Inc.
 October 31, 2007
2. Significant Accounting Policies (Continued)
Distributions to Shareholders. With respect to Money Market Fund, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to settled shares of record as of that day. With respect to Bond & Mortgage Securities Fund, Government & High Quality Bond Fund, High Yield Fund II, Income Fund, Inflation Protection Fund, Mortgage Securities Fund, Short-Term Bond Fund, Short-Term Income Fund and Ultra Short Bond Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.
Global Real Estate Securities Fund and Real Estate Securities Fund receive substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.
Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.
On July 13th, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined. As a result, all Principal Funds with the exception of the Global Real Estate Securities Fund will incorporate FIN 48 in their semi-annual report on April 30, 2008. As the inception date of the Global Real Estate Securities Fund was after December 15, 2006, it was required to adopt FIN 48 as of October 31, 2007. Management has evaluated the implications of FIN 48 on the Global Real Estate Securities Fund and determined that there is no material impact on its financial statements for uncertain tax positions.
Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.
Gains realized upon the disposition of Indian securities held by the Funds are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Funds accrue an estimated deferred tax liability for future gains on Indian securities. At October 31, 2007, Diversified International Fund had a foreign tax refund receivable of $42,000, a deferred tax liability of $64,000 and an approximate capital loss carryforward of $38,000 that expires in 2015, and International Emerging Markets Fund had a foreign tax refund receivable of $389,000, a deferred tax liability of $2,147,000, and no capital loss carryforward, relating to Indian securities.
Redemption and Exchange Fees. Each of the Funds, except Money Market Fund, will impose a redemption or exchange fee on redemptions or exchanges of $30,000 or more of Class J shares redeemed or exchanged within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movements in and out of the Funds.
3. Operating Policies
Futures Contracts. The Funds may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Funds agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ cost basis in the contract.
Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.

Notes to financial statements
Principal Investors Fund, Inc.
 October 31, 2007
3. Operating Policies (Continued)
Indemnification. Under the Fund’s by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.
Joint Trading Account. Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.
Line of Credit. The Funds participate with other registered investment companies managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus ..375%. At October 31, 2007, Partners LargeCap Value Fund, Partners MidCap Value Fund, Partners MidCap Value Fund I, Partners SmallCap Value Fund, and Partners SmallCap Value Fund I had outstanding borrowing of $25,000, $70,000, $292,000, $690,000, and $768,000, respectively, at an annual rate of 5.32%. No other Funds had outstanding borrowings under the line of credit.
Options Contracts. The Funds (with the exception of Money Market Fund) may enter into options on futures contracts for both hedging and non-hedging purposes. During the period the options contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. Details of options contracts open at period end are included in the Funds’ schedules of investments.

Bond & Mortgage Securities Fund	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	—	—	—
Options written	2,834	$125,000,000	$780
Options expired	(1,141)	—	(75)
Options closed	(1,693)	(125,000,000)	(705)
Options exercised	—	—	—
Balance at end of period	—	—	—

Government & High Quality Bond Fund	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	—	—	—
Options written	1,684	$57,000,000	$352
Options expired	—	—	—
Options closed	(1,684)	—	(244)
Options exercised	—	—	—
Balance at end of period	—	57,000,000	108

High Quality Intermediate Term Bond Fund	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	—	—	—
Options written	198	8,000,000	52
Options expired	(82)	—	(5)
Options closed	(116)	(8,000,000)	(47)
Options exercised	—	—	—
Balance at end of period	—	—	—

Inflation Protection Fund	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	—	—	—
Options written	46	$64,000,000	$137
Options expired	—	—	—
Options closed	(46)	—	(15)
Options exercised	—	—	—
Balance at end of period	—	64,000,000	122

Short Term Bond Fund	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	—	—	—
Options written	70	$37,000,000	$93
Options expired	—	—	—
Options closed	(70)	—	(23)
Options exercised	—	—	—
Balance at end of period	—	37,000,000	70

Ultra Short Bond Fund	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	—	—	—
Options written	288	$15,000,000	$106
Options expired	(50)	—	(8)
Options closed	(232)	—	(69)
Options exercised	(6)	—	(1)
Balance at end of period	—	15,000,000	28

Notes to financial statements
Principal Investors Fund, Inc.
 October 31, 2007
3. Operating Policies (Continued)
Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.
Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.
Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.
Securities Lending. To earn additional income, certain of the Funds may lend portfolio securities to approved brokerage firms. The Funds receive collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and during the period of the loan maintain collateral in an amount not less than 100% of the market value of the loaned securities. Cash collateral is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of October 31, 2007, the Funds had securities on loan as follows (in thousands):

	Market	Collateral
	Value	Value
Bond & Mortgage Securities Fund	$439,509	$447,433
Disciplined LargeCap Blend Fund	322,100	328,308
Diversified International Fund	140,222	145,024
Equity Income Fund I	372,742	379,266
Government & High Quality Bond Fund	100,268	102,187
High Quality Intermediate Term Bond Fund	35,725	33,298
High Yield Fund	56,219	57,535
High Yield Fund II	340,489	357,017
Income Fund	173,256	177,847
Inflation Protection Fund	137,327	138,641
International Emerging Markets Fund	144,073	147,927
International Growth Fund	265,601	275,468
LargeCap Growth Fund	449,275	449,508
LargeCap S&P 500 Index Fund	99,875	101,531
LargeCap Value Fund	44,292	45,004
MidCap Blend Fund	204,338	206,611
MidCap Growth Fund	8,109	8,089
MidCap S&P 400 Index Fund	60,944	61,746
MidCap Stock Fund	169,929	173,696
MidCap Value Fund	21,768	22,001
Mortgage Securities Fund	31,211	32,108
Partners Global Equity Fund	3,013	3,013
Partners International Fund	86,073	89,823
Partners LargeCap Blend Fund	112,122	114,509
Partners LargeCap Blend Fund I	98,340	101,008
Partners LargeCap Growth Fund I	219,167	224,569
Partners LargeCap Growth Fund II	119,936	120,719
Partners LargeCap Value Fund	191,352	195,123
Partners LargeCap Value Fund I	148,152	151,248
Partners LargeCap Value Fund II	9,081	9,313
Partners MidCap Growth Fund	187,971	188,616
Partners MidCap Growth Fund I	73,209	73,545
Partners MidCap Growth Fund II	128,153	129,417
Partners MidCap Value Fund	133,434	135,669
Partners MidCap Value Fund I	167,332	170,169
Partners SmallCap Blend Fund	46,153	46,768
Partners SmallCap Growth Fund I	42,648	43,931
Partners SmallCap Growth Fund II	189,867	192,241
Partners SmallCap Growth Fund III	87,895	89,708
Partners SmallCap Value Fund	52,919	54,305
Partners SmallCap Value Fund I	168,473	171,919
Partners SmallCap Value Fund II	96,245	98,938
Preferred Securities Fund	50,792	52,855
Real Estate Securities Fund	146,909	148,079
Short-Term Bond Fund	47,122	49,167
Short-Term Income Fund	27,164	27,768
SmallCap Blend Fund	94,282	95,869
SmallCap Growth Fund	121,889	124,573
SmallCap S&P 600 Index Fund	124,567	127,754
SmallCap Value Fund	151,416	153,420
Ultra Short Bond Fund	1,985	1,908
West Coast Equity Fund	341,985	351,127

Notes to financial statements
Principal Investors Fund, Inc.
 October 31, 2007
3. Operating Policies (Continued)
Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.
Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.
Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.
Swap Agreements. Certain of the Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swaps are marked-to-market daily based on an evaluated price; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. Upon termination of swap agreements, the Funds recognize a realized gain or loss. Notional principal amounts are used to express the extent of involvement in these contracts, but the potential amounts subject to loss are much lower. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements.
Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a credit event affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as interest income (or as an offset to interest income).
Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as interest income (or as an offset to interest income).
Total return swaps involve commitments to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the statements of operations.
Details of swap agreements open at year end are included in the Funds’ schedules of investments.
Swaptions. The Funds (with the exception of Money Market Fund) may enter into options on swap agreements (“swaptions”). During the period the swaptions are open, daily changes in the value of the swaption are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ cost basis in the contract. Details of swaptions open at year end are included in the Funds’ schedules of investments.

Notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
4. Management Agreement and Transactions with Affiliates
Management Services. The Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each of the Funds’ average daily net assets. The annual rate paid by Principal LifeTime Funds from November 1, 2006 through October 30, 2007 was 0.1225%, computed at an annual percentage rate of each of the Principal LifeTime Funds’ average daily net assets. Effective October 31, 2007, the annual rate paid by Principal LifeTime Funds is 0.1225% of each of the Principal LifeTime Funds’ average daily net assets up to $3 billion and 0.1125% of each of the Principal LifeTime Funds’ average daily net assets over $3 billion. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.55% of aggregate net assets up to $500 million, 0.50% of the next $500 million of aggregate net assets, 0.45% of the next $1 billion of aggregate net assets, 0.40% of the next $1 billion of aggregate net assets, 0.35% of the next $1 billion of aggregate net assets, 0.30% of the next $1 billion of aggregate net assets, and 0.25% of aggregate net assets over $5 billion. The annual rates used in this calculation for each of the other Funds is as follows:

	Net Assets of Funds (in millions)
	First	Next	Next	Over $1.5
	$ 500	$ 500	$ 500	billion
Disciplined LargeCap Blend Fund	.60%	.58%	.56%	.55%
Global Real Estate Securities Fund	.90	.88	.86	.85
Government & High Quality Bond Fund	.40	.38	.36	.35
High Quality Intermediate-Term Bond Fund	.40	.38	.36	.35
High Yield Fund	.65	.63	.61	.60
Inflation Protection Fund	.40	.38	.36	.35
International Emerging Markets Fund	1.20	1.18	1.16	1.15
International Growth Fund	1.00	.98	.96	.95
LargeCap S&P 500 Index Fund	.15	.15	.15	.15
LargeCap Value Fund	.45	.43	.41	.40
MidCap Blend Fund	.65	.63	.61	.60
MidCap Growth Fund	.65	.63	.61	.60
MidCap S&P 400 Index Fund	.15	.15	.15	.15
MidCap Value Fund	.65	.63	.61	.60
Partners Global Equity Fund	.95	.93	.91	.90
Partners International Fund	1.10	1.08	1.06	1.05
Partners LargeCap Blend Fund	.75	.73	.71	.70
Partners LargeCap Blend Fund I	.45	.43	.41	.40
Partners LargeCap Growth Fund I	.75	.73	.71	.70
Partners LargeCap Growth Fund II	.95	.93	.91	.90
Partners LargeCap Value Fund I	.80	.78	.76	.75
Partners LargeCap Value Fund II	.85	.83	.81	.80
Partners MidCap Growth Fund	1.00	.96	.94	.92
Partners MidCap Growth Fund I	1.00	.98	.96	.95
Partners MidCap Growth Fund II	1.00	.98	.96	.95
Partners MidCap Value Fund	1.00	.98	.96	.95
Partners MidCap Value Fund I	1.00	.98	.96	.95
Partners SmallCap Blend Fund	1.00	.98	.96	.95
Partners SmallCap Growth Fund I	1.10	1.08	1.06	1.05
Partners SmallCap Growth Fund II	1.00	.98	.96	.95
Partners SmallCap Growth Fund III	1.10	1.08	1.06	1.05
Partners SmallCap Value Fund	1.00	.98	.96	.95
Partners SmallCap Value Fund I	1.00	.98	.96	.95
Partners SmallCap Value Fund II	1.00	.98	.96	.95
Preferred Securities Fund	.75	.73	.71	.70
Real Estate Securities Fund	.85	.83	.81	.80
Short-Term Bond Fund	.40	.38	.36	.35
SmallCap Blend Fund	.75	.73	.71	.70
SmallCap Growth Fund	.75	.73	.71	.70
SmallCap S&P 600 Index Fund	.15	.15	.15	.15
SmallCap Value Fund	.75	.73	.71	.70
Ultra Short Bond Fund	.40	.39	.38	.37

	Net Assets of Funds
	First	Next	Next	Over $3
	$1 billion	$1 billion	$1 billion	billion
MidCap Stock Fund	.75%	.70%	.65%	.60%

	Net Assets of Funds (in millions)
	First	Over
	$250	$250
High Yield Fund II	.625%	.50%

	Net Assets of Funds (in millions)
	First	Next	Over
	$200	$300	$500
Short-Term Income Fund	.50%	.45%	.40%

	Net Assets of Funds (in millions)
	First	Next	Over $1
	$500	$500	billion
West Coast Equity Fund	.625%	.50%	.375%

	Net Assets of Funds
	First $2	Over $2
	billion	billion
Income Fund	.50%	.45%
Mortgage Securities Fund	.50	.45

	Net Assets of Funds (in millions)
	First	Next	Over
	$250	$250	$500
Equity Income Fund I	.60%	.55%	.50%

	Net Assets of Funds (in millions)
	First	Next	Next $1	Next $1	Over $3
	$500	$500	billion	billion	billion
LargeCap Growth Fund	.68%	.65%	.62%	.58%	.55%

	Net Assets of Funds (in millions)
	First	Next	Next	Next	Next $1	Over $3
	$500	$500	$500	$500	billion	billion
Bond & Mortgage Securities Fund	.55%	.53%	.51%	.50%	.48%	.45%
Diversified International Fund	.90	.88	.86	.85	.83	.80
Money Market Fund	.40	.39	.38	.37	.36	.35
Partners LargeCap Value Fund	.80	.78	.76	.75	.73	.70

Notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
4. Management Agreement and Transactions with Affiliates (Continued)
On January 1, 2007, the investment advisory and management fees for certain of the Funds were revised. From November 1, 2006 through December 31, 2006, the annual rates used in the calculations were:

	Net Assets of Funds (in millions)
	First	Next	Next	Over $1.5
	$500	$500	$500	billion
Bond & Mortgage Securities Fund	.55%	.53%	.51%	.50%
Diversified International Fund	.90	.88	.86	.85
Money Market Fund	.40	.39	.38	.37
Partners LargeCap Value Fund	.80	.78	.76	.75
On January 16, 2007, the investment advisory and management fee for LargeCap Growth Fund was revised. From November 1, 2006 through January 15, 2007, the annual rates used in the calculation were .55% of the first $500 million, .53% of the next $500 million, .51% of the next $500 million, and.50% over $1.5 billion.
On October 31, 2007, the investment advisory and management fees for certain of the Funds were revised. From November 1, 2006 through October 30, 2007, the annual rates used in the calculations were:

	Net Assets of Funds (in millions)
	First	Next	Next	Over $1.5
	$500	$500	$500	billion
Partners LargeCap Growth Fund II	1.00%	.98%	.96%	.95%
Partners MidCap Growth Fund	1.00	.98	.96	.95
In addition to the management fee, Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .17%, .25%, .25%, .15%, and .15% and the annual rates for the administrative service class are .15%, .20%, .28%, .11%, and .13% for Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select, respectively. Prior to the Transaction, Class A, Class B, and Class J shares of the Principal Funds reimbursed the Manager for transfer and administrative services. Prior to the Transaction, Class A, Class, B, and Class C shares of the Reorganized Funds paid a fee to WM Shareholder Services, Inc. for transfer agent services. On January 1, 2007, Class A, Class B, Class C, and Class J shares of the Funds began reimbursing Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by Principal Management Corporation) for transfer agent services.

Notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
4. Management Agreement and Transactions with Affiliates (Continued)
The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Class A		Class B		Class C		Class J		Institutional
	Period from		Period from		Period from		Period from		Period from
	November 1, 2006		November 1, 2006		January 16, 2007		November 1, 2006		November 1, 2006
	through		through		through		through		through
	October 31, 2007		October 31, 2007		October 31, 2007		October 31, 2007		October 31, 2007	Expiration
Bond & Mortgage Securities Fund	0.94%		1.60%		1.75	%**	N/A		N/A	June 30, 2009
Disciplined LargeCap Blend Fund	0.88	*	1.91	*	1.82		N/A		N/A	February 28, 2008
Diversified International Fund	1.29	*	2.30	*	2.08		1.59	%*	0.90 *	February 28, 2008
Equity Income Fund I	0.87	*	1.73	*	1.65		N/A		N/A	February 28, 2008
Global Real Estate Securities Fund	1.45	##	N/A		2.20	##	N/A		0.95 ##	February 28, 2009
Government & High Quality Bond Fund	N/A		N/A		1.65		N/A		N/A	February 28, 2008
High Quality Intermediate Term Bond Fund	N/A		N/A		N/A		1.35		N/A	February 28, 2008
High Yield Fund II	0.90	*	1.66	*	1.65		N/A		N/A	February 28, 2008
Income Fund	0.90	*	1.64	*	1.65		N/A		N/A	February 28, 2008
Inflation Protection Fund	0.90		N/A		1.65		1.15		N/A	February 28, 2008
International Emerging Markets Fund	N/A		N/A		2.80		N/A		N/A	February 28, 2008
International Growth Fund	1.60	##	N/A		2.35	##	N/A		N/A	February 29, 2008
LargeCap Growth Fund	1.28	*	2.26	*	2.03		N/A		N/A	February 28, 2008
LargeCap S&P 500 Index Fund	N/A		N/A		1.30		N/A		N/A	February 28, 2008
LargeCap Value Fund	N/A		N/A		1.70		N/A		N/A	February 28, 2008
MidCap Blend Fund	1.02		1.32		1.95	**	N/A		N/A	June 30, 2008
MidCap Stock Fund	1.10	*	2.06	*	1.95		N/A		N/A	February 28, 2008
Money Market Fund	0.64	*	1.74	^^	1.79		N/A		N/A	February 28, 2008
Mortgage Securities Fund	0.91	*	1.65	*	1.63		N/A		N/A	February 28, 2008
Partners LargeCap Blend Fund	N/A		N/A		2.20		N/A		N/A	February 28, 2008
Partners LargeCap Blend Fund I	N/A		N/A		1.90		N/A		N/A	February 28, 2008
Partners LargeCap Growth Fund I	N/A		N/A		2.20		N/A		N/A	February 28, 2008
Partners LargeCap Growth Fund II	1.70		N/A		2.45		1.75		N/A	February 28, 2008
Partners LargeCap Value Fund	N/A		N/A		2.25		N/A		N/A	February 28, 2008
Partners MidCap Growth Fund	1.75		2.50		2.50	**	N/A		N/A	June 30, 2008
Partners MidCap Growth Fund I	1.75		N/A		2.50		N/A		N/A	February 28, 2008
Partners MidCap Value Fund	1.75		2.50		2.50		N/A		N/A	February 28, 2008
Partners SmallCap Growth Fund I	N/A		N/A		N/A		2.05		N/A	February 28, 2008
Partners SmallCap Growth Fund II	1.95		2.70		2.70	**	2.05	**	N/A	June 30, 2008
Partners SmallCap Value Fund	N/A		N/A		N/A		1.95		N/A
Preferred Securities Fund	1.00		N/A		1.75		1.60		N/A	February 28, 2008
Principal LifeTime 2010 Fund	0.50		N/A		1.25		0.75		N/A	February 28, 2008
Principal LifeTime 2020 Fund	0.50		1.25		1.25		0.75		N/A	February 28, 2008
Principal LifeTime 2030 Fund	0.50		1.25		1.25		0.75		N/A	February 28, 2008
Principal LifeTime 2040 Fund	0.50		1.25		1.25		0.75		N/A	February 28, 2008
Principal LifeTime 2050 Fund	0.50		1.25		1.25		0.75		N/A	February 28, 2008
Principal LifeTime Strategic Income Fund	0.50		1.25		1.25		0.75		N/A	February 28, 2008
Real Estate Securities Fund	1.28	*	2.08	*	1.98		N/A		N/A	February 28, 2008
SAM Balanced Portfolio	0.66	*	1.43	*	1.42	*	0.95	*	N/A	February 28, 2008
SAM Conservative Balanced Portfolio	0.68	*	1.45	*	1.43	*	0.95	*	N/A	February 28, 2008
SAM Conservative Growth Portfolio	0.68	*	1.45	*	1.44	*	0.95	*	N/A	February 28, 2008
SAM Flexible Income Portfolio	0.67	*	1.44	*	1.43	*	0.95	*	N/A	February 28, 2008
SAM Strategic Growth Portfolio	0.70	*	1.47	*	1.46	*	0.95	*	N/A	February 28, 2008
Short-Term Bond Fund	N/A		N/A		1.70		N/A		N/A	February 28, 2008
Short-Term Income Fund	0.95	*	N/A		1.67		N/A		N/A	February 28, 2008
SmallCap Blend Fund	N/A		N/A		2.20		N/A		N/A	February 28, 2008
SmallCap Growth Fund	1.42	*	2.57	*	2.21		1.50	*	0.75 *	February 28, 2008
SmallCap Value Fund	1.35^		2.29	#	2.08		1.47	*	0.75 *	February 28, 2008
Ultra Short Bond Fund	0.75		N/A		1.50		1.20		N/A	February 28, 2008
West Coast Equity	0.86	*	1.78	*	1.70		N/A		N/A	February 28, 2008

*	Period from January 16, 2007 through October 31, 2007.

**	Expires February 28, 2008.

^	Period from January 16, 2007 through October 31, 2007. From November 1, 2006 through January 15, 2007, the expense limit for SmallCap Value Fund Class A shares was 1.45%.

^^	Period from March 1, 2007 through October 31, 2007. From November 1, 2006 through February 28, 2007, the expense limit for Money Market Fund Class B shares was 1.60%.

#	Period from March 1, 2007 through October 31, 2007. From November 1, 2006 through February 28, 2007, the expense limit for SmallCap Value Fund Class B shares was 2.20%.

##	Period from October 1, 2007 through October 31, 2007.

Notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
4. Management Agreement and Transactions with Affiliates (Continued)

		From January 16, 2007 through October 31, 2007
	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Institutional	Preferred	Select	Expiration
Diversified International Fund	1.47%	1.65%	1.78%	0.90%	1.16%	1.28%	February 28, 2008
SmallCap Growth Fund	1.32	1.50	1.63	0.75	1.01	1.13	February 28, 2008
SmallCap Value Fund	1.32	1.50	1.63	0.75	1.01	1.13	February 28, 2008
Distribution and Shareholder Servicing Fees. The Advisors Preferred, Advisors Select, Advisors Signature, Class J, and Select shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter for these classes of shares, a portion may be paid to other selling dealers for providing certain services. The annual rate for Class J shares of Money Market Fund is .25%. The annual rates for each of the other Funds are .25%, .30%, .35%, .50%, and .10% for Advisors Preferred, Advisors Select, Advisors Signature, Class J, and Select Classes of shares, respectively.
From November 1, 2006 through January 12, 2007 Class A and Class B shares of each of the Funds, other than the Reorganized Funds incurred distribution and shareholder servicing fees, computed at an annual rate of the average daily net assets attributable to each Class A and Class B shares of the Funds. Pursuant to the distribution agreements for Class A and Class B shares, fees that were unused by Princor Financial Services Corporation, the former principal underwriter, at the end of the fiscal year were returned to the respective Funds which generated the excess. The annual rates were up to .25% (.15% for LargeCap Stock S& P 500 Index Fund, Short-Term Bond Fund, and Ultra Short Bond Fund, Money Market Fund does not incur a fee) and 1.00% for Class A and Class B shares, respectively. Prior to the Transaction, Class A, Class B, and Class C shares of the Reorganized Funds paid distribution and shareholder servicing fees to WM Funds Distributor, Inc. On December 15, 2006, shareholders of the Principal Funds approved an amendment to the distribution agreements whereby effective January 16, 2007, Class A, Class B, and Class C shares would begin paying distribution and shareholder servicing fees to Principal Funds Distributor, Inc., the new principal underwriter. Subsequent to the Transaction, each of the Reorganized Funds paid distribution and shareholder servicing fees to Principal Funds Distributor, Inc. The annual rates are .25%, (.15% for LargeCap S&P 500 Index Fund, Short-Term Bond Fund, and Ultra Short Bond fund, Money Market Fund does not incur a fee.) 1.00%, and 1.00% for Class A, Class B, and Class C shares, respectively.
Beginning January 1, 2007, Princor Financial Services Corporation has contractually agreed to limit the distribution fees attributable to Class J shares through December 31, 2007. The limit will maintain the level of distribution fees (expressed as a percent of average net assets on an annualized basis) not to exceed .45% for Class J shares.
Sales Charges. Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class J share redemptions. The charge for Class J shares is 1% of the lesser of current market value or the cost of the shares redeemed within 18 months of purchase.
From November 1, 2006 through January 12, 2007, Princor Financial Services Corporation, as the former principal underwriter, received proceeds of any CDSC on certain Class A and Class B share redemptions of each of the Funds, other than the Reorganized Funds. The charge for Class A shares was .75% (.25% for LargeCap S&P 500 Index Fund, Short-Term Bond Fund, and Ultra Short Bond Fund) of the lesser of current market value or the cost of the shares redeemed. The charge for Class B shares was based on declining rates which began at 4.00% of the lesser of current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retained sales charges on sales of Class A shares based on declining rates which began at 1.00% for Ultra Short Bond Fund, 1.50% for LargeCap S&P 500 Index Fund and Short-Term Bond Fund, 4.75% for Bond & Mortgage Securities Fund, Government & High Quality Bond Fund, Inflation Protection Fund, Preferred Securities Fund, and Principal LifeTime Strategic Income Fund and 5.75% for all other Funds, other than the Reorganized Funds. Prior to the Reorganization, WM Funds Distributor, Inc., received proceeds of any CDSC on Class A, Class B, and Class C redemptions and retained sales charges on sales of Class A shares of the Reorganized Funds.

Notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
4. Management Agreement and Transactions with Affiliates (Continued)
Beginning January 16, 2007, Principal Funds Distributor, Inc., as the new principal underwriter, began receiving proceeds of any CDSC on certain Class A, Class B, and Class C share redemptions. The charge for Class A shares is 1% (.50% for the Short-Term Bond Fund and Short-Term Income Fund; .25% for the LargeCap S&P 500 Index Fund and Ultra Short Bond Fund) of the lesser of current market value or the cost of the shares redeemed. The charge for Class B shares is based on declining rates which begin at 5% of the lesser of current market value of the cost or shares being redeemed. The charge for Class C shares is 1% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. Principal Funds Distributor, Inc. also retains sales charges on sales of Class A shares based on declining rates which begin at 1.00% for Ultra Short Bond Fund, 1.50% for LargeCap S&P Index Fund, 2.50% for Short-Term Bond Fund and Short Term Income Fund, 4.50% for Bond & Mortgage Securities Fund, Government & High Quality Bond Fund, High Yield Fund II, Income Fund, Inflation Protection Fund, Mortgage Securities Fund, Preferred Securities Fund, Principal LifeTime Strategic Income Fund, and SAM Flexible Income Portfolio, and 5.50% for all other Funds (except Money Market Fund which does not carry a sales charge). The aggregate amounts of these charges retained by Princor Financial Services Corporation and Principal Funds Distributor, Inc. for the year ended October 31, 2007, were as follows (in thousands):

	Class A	Class B	Class C	Class J
Bond & Mortgage Securities Fund	$327	$46	$—	$63
Disciplined LargeCap Blend Fund	179	26	2	N/A
Diversified International Fund	925	49	5	82
Equity Income Fund I	1,318	85	46	N/A
Global Real Estate Securities Fund	1	N/A	—	N/A
Government & High Quality Bond Fund	242	76	1	19
High Quality Intermediate-Term Bond Fund	N/A	N/A	N/A	8
High Yield Fund II	283	5	48	N/A
Income Fund	67	5	5	N/A
Inflation Protection Fund	21	N/A	—	3
International Emerging Markets Fund	561	22	2	60
International Growth Fund	1	N/A	—	22
LargeCap Growth Fund	488	43	1	14
LargeCap S&P 500 Index Fund	89	N/A	1	63
LargeCap Value Fund	374	30	—	25
MidCap Blend Fund	846	94	1	48
MidCap Growth Fund	N/A	N/A	N/A	10
MidCap S&P 400 Index Fund	N/A	N/A	N/A	8
MidCap Stock Fund	118	4	2	N/A
MidCap Value Fund	N/A	N/A	N/A	20
Money Market Fund	9	19	14	149
Mortgage Securities Fund	12	—	1	N/A
Partners LargeCap Blend Fund	339	47	—	61
Partners LargeCap Blend Fund I	208	30	—	14
Partners LargeCap Growth Fund I	164	18	—	17
Partners LargeCap Growth Fund II	12	N/A	—	8
Partners LargeCap Value Fund	261	35	—	34
Partners MidCap Growth Fund	132	21	—	12
Partners MidCap Growth Fund I	36	N/A	—	N/A
Partners MidCap Value Fund	91	2	—	21
Partners SmallCap Growth Fund I	N/A	N/A	N/A	3
Partners SmallCap Growth Fund II	103	17	—	12
Partners SmallCap Value Fund	N/A	N/A	N/A	4
Preferred Securities Fund	92	N/A	2	7
Principal LifeTime 2010 Fund	260	N/A	1	105
Principal LifeTime 2020 Fund	618	16	1	211
Principal LifeTime 2030 Fund	563	22	1	210
Principal LifeTime 2040 Fund	434	13	—	118
Principal LifeTime 2050 Fund	231	2	1	27
Principal LifeTime Strategic Income Fund	111	1	2	38
Real Estate Securities Fund	577	51	4	51
SAM Balanced Portfolio	1,630	52	73	1
SAM Conservative Balanced Portfolio	223	3	12	—
SAM Conservative Growth Portfolio	1,098	39	89	1
SAM Flexible Income Portfolio	182	7	18	—
SAM Strategic Growth Portfolio	895	36	58	1
Short-Term Bond Fund	91	N/A	—	20
Short-Term Income Fund	7	N/A	1	N/A
SmallCap Blend Fund	294	27	—	33
SmallCap Growth Fund	42	—	—	9
SmallCap S&P 600 Index Fund	N/A	N/A	N/A	19
SmallCap Value Fund	164	4	1	22
Ultra Short Bond Fund	26	N/A	1	3
West Coast Equity Fund	256	13	4	N/A
Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), eight years after purchase.

Notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
4. Management Agreement and Transactions with Affiliates (Continued)
At October 31, 2007, Principal Life Insurance Company (an affiliate of the Manager), Princor Financial Services Corporation, and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Funds as follows (in thousands):

	Advisors	Advisors	Advisors
	Preferred	Select	Signature	Class A	Class C	Class J	Institutional	Preferred	Select
Bond & Mortgage Securities Fund	—	—	—	385	—	—	307	—	—
Disciplined LargeCap Blend Fund	—	—	—	—	1	—	—	—	—
Diversified International Fund	—	—	—	—	—	—	3,441	—	—
Global Real Estate Securities Fund	N/A	N/A	N/A	150	150	N/A	200	N/A	N/A
Government & High Quality Bond Fund	—	—	—	130	1	—	1	—	—
Inflation Protection Fund	—	—	—	—	1	—	—	—	—
International Growth Fund	—	—	—	1	1	—	—	—	—
LargeCap Growth Fund	—	—	—	—	—	—	7,919	—	—
LargeCap Value Fund	—	—	—	—	1	—	6,375	—	—
MidCap Blend Fund	—	—	—	—	—	—	1	—	—
MidCap Growth Fund	—	—	—	N/A	N/A	—	—	—	4
MidCap Value Fund	—	—	1	N/A	N/A	—	1	—	—
Money Market Fund	—	—	—	32,693	10	—	33,333	—	—
Partners Global Equity Fund	—	—	—	N/A	N/A	N/A	118	—	—
Partners LargeCap Blend Fund	—	—	—	—	1	—	—	—	—
Partners LargeCap Blend Fund I	—	—	—	—	1	—	1	—	—
Partners LargeCap Growth Fund I	—	—	—	—	1	—	—	—	—
Partners LargeCap Growth Fund II	—	—	—	—	1	—	—	2	2
Partners LargeCap Value Fund	—	—	—	—	1	—	—	—	—
Partners LargeCap Value Fund II	—	—	—	N/A	N/A	N/A	—	—	1
Partners MidCap Growth Fund	—	—	—	—	1	—	—	—	—
Partners MidCap Growth Fund I	—	—	—	—	1	—	—	—	—
Partners MidCap Value Fund	—	—	—	—	1	—	—	—	—
Partners SmallCap Growth Fund II	—	—	—	—	1	—	—	—	—
Preferred Securities Fund	—	1	—	—	1	—	—	1	1
Principal LifeTime 2010 Fund	—	—	—	—	1	—	—	—	—
SAM Balanced Portfolio	1	1	1	—	—	1	1	1	1
SAM Conservative Balanced Portfolio	1	1	1	—	—	1	1	1	1
SAM Conservative Growth Portfolio	1	1	1	—	—	1	1	1	1
SAM Flexible Income Portfolio	1	1	1	—	—	1	1	1	1
SAM Strategic Growth Portfolio	1	1	1	—	—	1	1	1	1
Short-Term Bond Fund	—	—	1	712	1	—	—	—	—
SmallCap Blend Fund	—	—	—	—	1	—	2,330	—	—
SmallCap Growth Fund	—	—	1	—	1	—	—	—	—
SmallCap Value Fund	—	—	—	—	1	—	—	—	—
Ultra Short Bond Fund	—	—	1	—	—	—	—	—	1
Affiliated Brokerage Commissions. With respect to Bond & Mortgage Securities Fund, High Quality Intermediate-Term Bond Fund and Preferred Securities Fund, $102,000, $13,000 and $424,000 of brokerage commissions were paid, respectively, to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended October 31, 2007. Brokerage commissions were paid to affiliates of sub-advisors as follows (in thousands):

Year Ended
October 31, 2007
Partners LargeCap Value Fund I	$7
Partners MidCap Growth Fund I	5
Partners MidCap Growth Fund II	51
Partners MidCap Value Fund	141
Partners SmallCap Blend	1
Partners SmallCap Growth Fund II	11
Partners SmallCap Value Fund I	1

Notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
5. Investment Transactions
For the year ended October 31, 2007, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows:

	Purchases	Sales
Bond & Mortgage Securities Fund	$8,603,374	$7,746,288
Disciplined LargeCap Blend Fund	3,796,940	3,805,713
Diversified International Fund	2,511,681	2,473,907
Equity Income Fund I	3,801,440	3,546,515
Global Real Estate Securities Fund	5,488	372
Government & High Quality Bond Fund	1,307,231	1,321,368
High Quality Intermediate-Term Bond Fund	581,230	512,441
High Yield Fund	486,802	120,384
High Yield Fund II	1,155,283	670,923
Income Fund	118,101	165,086
Inflation Protection Fund	391,466	81,917
International Emerging Markets Fund	1,829,824	1,198,121
International Growth Fund	3,001,649	2,308,941
LargeCap Growth Fund	4,250,043	4,175,629
LargeCap S&P 500 Index Fund	174,677	57,855
LargeCap Value Fund	827,232	783,987
MidCap Blend Fund	267,110	301,040
MidCap Growth Fund	54,814	52,222
MidCap S&P 400 Index Fund	113,514	72,699
MidCap Stock Fund	226,972	371,140
MidCap Value Fund	148,867	148,313
Mortgage Securities Fund	204,453	241,855
Partners Global Equity Fund	26,225	23,324
Partners International Fund	1,986,036	1,319,280
Partners LargeCap Blend Fund	551,924	539,563
Partners LargeCap Blend Fund I	1,201,481	694,883
Partners LargeCap Growth Fund I	1,192,905	703,466
Partners LargeCap Growth Fund II	1,053,415	1,212,634
Partners LargeCap Value Fund	898,388	760,418
Partners LargeCap Value Fund I	658,481	292,938
Partners LargeCap Value Fund II	48,691	64,033
Partners MidCap Growth Fund	876,429	814,333
Partners MidCap Growth Fund I	372,409	345,348
Partners MidCap Growth Fund II	1,115,865	1,184,351
Partners MidCap Value Fund	1,089,747	1,089,072
Partners MidCap Value Fund I	928,425	768,299
Partners SmallCap Blend Fund	204,174	271,233
Partners SmallCap Growth Fund I	173,727	127,401
Partners SmallCap Growth Fund II	405,102	424,712
Partners SmallCap Growth Fund III	478,485	406,719
Partners SmallCap Value Fund	90,998	185,672
Partners SmallCap Value Fund I	336,246	297,568
Partners SmallCap Value Fund II	229,502	248,298
Preferred Securities Fund	490,625	219,946
Principal LifeTime 2010 Fund	852,732	210,452
Principal LifeTime 2020 Fund	1,832,970	417,250
Principal LifeTime 2030 Fund	1,580,442	359,903
Principal LifeTime 2040 Fund	845,494	185,867
Principal LifeTime 2050 Fund	350,971	102,307
Principal LifeTime Strategic Income Fund	284,912	125,785
Real Estate Securities Fund	1,293,462	1,440,846
SAM Balanced Portfolio	691,947	749,854
SAM Conservative Balanced Portfolio	82,431	98,251
SAM Conservative Growth Portfolio	634,430	703,384
SAM Flexible Income Portfolio	79,666	167,889
SAM Strategic Growth Portfolio	385,869	382,546
Short-Term Bond Fund	153,541	88,683
Short-Term Income Fund	52,180	76,947
SmallCap Blend Fund	206,767	221,857
SmallCap Growth Fund	398,467	402,627
SmallCap S&P 600 Index Fund	347,680	269,746
SmallCap Value Fund	748,967	669,828
Ultra Short Bond Fund	95,591	144,122
West Coast Equity Fund	311,437	582,820
For the year ended October 31, 2007, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Funds were as follows:

	Purchases	Sales
Bond & Mortgage Securities Fund	$417,344	$423,969
Equity Income Fund I	37,220	82,283
Government & High Quality Bond Fund	40,549	32,297
High Quality Intermediate-Term Bond Fund	54,408	53,097
High Yield Fund II	20,039	10,094
Income Fund	58,006	25,184
Inflation Protection Fund	379,552	271,940
Mortgage Securities Fund	19,895	45,095
Partners SmallCap Value Fund I	512	245
Short-Term Bond Fund	44,531	27,517
Short-Term Income Fund	10,009	7,099
Ultra Short Bond Fund	992	—
West Coast Equity Fund	9,550	8,875
The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The securities purchased on a TBA or when-issued basis are identified as such in the Funds’ schedule of investments.
Certain of the Funds have entered into mortgage-dollar-roll transactions, in which the Funds sell mortgage-backed securities and simultaneously agree to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Funds forgo principal and interest paid on the securities, and are compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Funds treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Funds’ portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.
Foreign Currency Contracts. At October 31, 2007, certain of the Funds owned forward contracts to buy and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The foreign currency contracts outstanding as of October 31, 2007 are included in the schedules of investments.

Notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
6. Federal Tax Information
Distributions to Shareholders. The federal income tax character of distributions paid for periods ended October 31, 2007 and October 31, 2006 were as follows:

	Ordinary Income		Long-Term Capital Gain*		Section 1250 Gains
	2007	2006	2007	2006	2007	2006
Bond & Mortgage Securities Fund	$120,154	$78,237	$—	$—	$—	$—
Disciplined LargeCap Blend Fund	11,432	13,684	23,879	1,016	—	—
Diversified International Fund	26,722	7,532	52,561	14,539	—	—
Equity Income Fund I	70,881	55,019	196,339	82,534	—	—
Global Real Estate Securities Fund	—	N/A	—	N/A	—	N/A
Government & High Quality Bond Fund	16,284	15,725	—	—	—	—
High Quality Intermediate-Term Bond Fund	5,577	2,929	—	103	—	—
High Yield Fund	6,340	3,212	—	—	—	—
High Yield Fund II	115,516	65,500	24,846	—	—	—
Income Fund	69,599	69,370	—	—	—	—
Inflation Protection Fund	17,260	4,904	—	—	—	—
International Emerging Markets Fund	21,464	11,978	8,482	3,495	—	—
International Growth Fund	61,780	39,842	77,467	32,702	—	—
LargeCap Growth Fund	4,154	383	12,172	—	—	—
LargeCap S&P 500 Index Fund	11,671	7,665	3,039	3,073	—	—
LargeCap Value Fund	11,030	13,042	34,028	6,472	—	—
MidCap Blend Fund	15,260	3,582	63,223	35,713	—	—
MidCap Growth Fund	—	—	—	—	—	—
MidCap S&P 400 Index Fund	2,546	1,406	4,327	3,518	—	—
MidCap Stock Fund	9,781	19,163	41,972	50,638	—	—
MidCap Value Fund	2,374	12,734	6,610	5,235	—	—
Money Market Fund	98,162	27,165	—	—	—	—
Mortgage Securities Fund	82,101	86,165	—	—	—	—
Partners Global Equity Fund	447	88	808	—	—	—
Partners International Fund	34,015	16,280	42,370	7,342	—	—
Partners LargeCap Blend Fund	25,065	20,506	30,246	19,722	—	—
Partners LargeCap Blend Fund I	1,893	608	—	737	—	—
Partners LargeCap Growth Fund I	13,545	15,625	45,889	20,735	—	—
Partners LargeCap Growth Fund II	31,808	5,393	26,325	4,221	—	—
Partners LargeCap Value Fund	38,659	24,895	114,676	63,956	—	—
Partners LargeCap Value Fund I	8,313	5,498	11,337	150	—	—
Partners LargeCap Value Fund II	5,831	4,514	1,525	—	—	—
Partners MidCap Growth Fund	1,273	—	13,170	3,001	—	—
Partners MidCap Growth Fund I	10,426	9,209	21,153	6,277	—	—
Partners MidCap Growth Fund II	42,313	1,842	13,963	4	—	—
Partners MidCap Value Fund	24,120	11,474	34,958	38,222	—	—
Partners MidCap Value Fund I	12,511	22,771	30,252	24,679	—	—
Partners SmallCap Blend Fund	7,970	12,716	13,970	4,050	—	—
Partners SmallCap Growth Fund I	—	—	5,078	—	—	—
Partners SmallCap Growth Fund II	—	1,179	46,563	24,137	—	—
Partners SmallCap Growth Fund III	19,390	6,513	3,809	1	—	—
Partners SmallCap Value Fund	3,312	57	46,135	24,894	—	—
Partners SmallCap Value Fund I	7,087	4,175	19,292	15,422	—	—
Partners SmallCap Value Fund II	24,454	12,482	12,446	1,164	—	—
Preferred Securities Fund	41,009	26,080	—	—	—	—
Principal LifeTime 2010 Fund	35,041	14,813	5,150	4,163	—	—
Principal LifeTime 2020 Fund	61,719	26,591	11,433	8,084	—	—
Principal LifeTime 2030 Fund	47,383	21,049	10,955	8,044	—	—
Principal LifeTime 2040 Fund	21,155	8,342	4,800	3,102	—	—
Principal LifeTime 2050 Fund	9,155	4,023	2,493	1,486	—	—
Principal LifeTime Strategic Income Fund	14,518	8,402	1,522	1,953	—	—
Real Estate Securities Fund	11,143	13,245	100,584	20,745	2,768	748
SAM Balanced Portfolio	82,911	78,812	24,656	—	—	—
SAM Conservative Balanced Portfolio	17,023	16,383	3,506	819	—	—
SAM Conservative Growth Portfolio	34,083	30,010	—	—	—	—
SAM Flexible Income Portfolio	28,005	30,693	1,816	2,262	—	—
SAM Strategic Growth Portfolio	19,484	10,281	—	—	—	—
Short-Term Bond Fund	12,646	9,060	—	—	—	—
Short-Term Income Fund	9,954	9,832	—	—	—	—
SmallCap Blend Fund	1,561	2,005	25,794	14,845	—	—
SmallCap Growth Fund	110	493	1,970	1,515	—	—
SmallCap S&P 600 Index Fund	5,390	3,230	18,894	4,010	—	—
SmallCap Value Fund	7,198	7,185	4,780	2,185	—	—
Ultra Short Bond Fund	11,512	9,936	44	—	—	—
West Coast Equity Fund	11,204	6,859	42,580	38,884	—	—

*	The funds designate these distributions as long-term capital gain dividends per IRC code Sec. 852(b)(3)(C).
The acquisitions of WM Equity Income Fund, WM High Yield Fund, WM Income Fund, WM Mid Cap Stock Fund, WM U.S. Government Securities Fund, WM Short Term Income Fund, WM West Coast Equity Fund, and each of the SAM Portfolios by corresponding series of Principal Investors Fund, Inc. constitute reorganizations under Internal Revenue Code Section 368(a)(1)(F). Distributions shown include the respective Acquired Fund distributions prior to the reorganizations.
For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
6. Federal Tax Information (Continued)
Distributable Earnings. As of October 31, 2007, the components of distributable earnings on a federal tax basis were as follows:

		Undistributed
	Undistributed	Long-Term	Undistributed
	Ordinary Income	Capital Gains	Section 1250 Gains
Bond & Mortgage Securities Fund*	$1,455	$—	$—
Disciplined LargeCap Blend Fund	27,219	415,102	—
Diversified International Fund*	95,624	229,057	—
Equity Income Fund I	132,589	259,583	—
Global Real Estate Securities Fund	45	—	—
Government & High Quality Bond Fund	12	—	—
High Quality Intermediate-Term Bond Fund	6,486	—	—
High Yield Fund	11,545	26	—
High Yield Fund II	6,405	38,009	—
Income Fund	315	—	—
Inflation Protection Fund	1,655	—	—
International Emerging Markets Fund	177,393	55,662	—
International Growth Fund	90,382	127,095	—
LargeCap Growth Fund*	6,881	119,560	—
LargeCap S&P 500 Index Fund	13,984	10,196	—
LargeCap Value Fund	20,087	57,150	—
MidCap Blend Fund	12,487	73,738	—
MidCap Growth Fund	380	2,864	—
MidCap S&P 400 Index Fund	3,819	12,443	—
MidCap Stock Fund	13,653	94,502	—
MidCap Value Fund	3,450	8,651	—
Money Market Fund	—	—	—
Mortgage Securities Fund	1,091	—	—
Partners Global Equity Fund	967	1,718	—
Partners International Fund	81,092	125,646	—
Partners LargeCap Blend Fund	29,924	68,603	—
Partners LargeCap Blend Fund I	8,194	22,775	—
Partners LargeCap Growth Fund I*	18,510	62,121	—
Partners LargeCap Growth Fund II	51,321	48,667	—
Partners LargeCap Value Fund	59,564	137,764	—
Partners LargeCap Value Fund I	17,461	15,914	—
Partners LargeCap Value Fund II	4,134	13,293	—
Partners MidCap Growth Fund*	1,195	46,708	—
Partners MidCap Growth Fund I	18,289	17,165	—
Partners MidCap Growth Fund II	39,691	6,999	—
Partners MidCap Value Fund	43,701	29,724	—
Partners MidCap Value Fund I	34,506	75,207	—
Partners SmallCap Blend Fund	9,676	12,090	—
Partners SmallCap Growth Fund I	4,667	10,525	—
Partners SmallCap Growth Fund II*	6,786	30,683	—
Partners SmallCap Growth Fund III	12,963	14,483	—
Partners SmallCap Value Fund	4,722	40,832	—
Partners SmallCap Value Fund I	15,105	20,510	—
Partners SmallCap Value Fund II	11,961	35,883	—
Preferred Securities Fund	748	—	—
Principal LifeTime 2010 Fund	28,030	27,606	—
Principal LifeTime 2020 Fund	37,505	62,217	—
Principal LifeTime 2030 Fund	21,059	59,172	—
Principal LifeTime 2040 Fund	7,659	27,717	—
Principal LifeTime 2050 Fund	3,492	13,823	—
Principal LifeTime Strategic Income Fund	17,088	6,651	—
Real Estate Securities Fund	25,576	349,514	2,611
SAM Balanced Portfolio	25,956	227,776	—
SAM Conservative Balanced Portfolio	4,786	21,116	—
SAM Conservative Growth Portfolio	26,631	230,429	—
SAM Flexible Income Portfolio	3,279	17,477	—
SAM Strategic Growth Portfolio	4,206	143,025	—
Short-Term Bond Fund	118	—	—
Short-Term Income Fund	75	—	—
SmallCap Blend Fund	7,829	20,333	—
SmallCap Growth Fund*	—	24,055	—
SmallCap S&P 600 Index Fund	8,174	34,923	—
SmallCap Value Fund	16,596	28,180	—
Ultra Short Bond Fund	65	—	—
West Coast Equity Fund	7,937	123,748	—

*	Distributable earnings reflect certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

Notes to financial statements
Principal Investors Fund, Inc.
October 31, 2007
6. Federal Tax Information (Continued)
Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At October 31, 2007, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

	Net Capital Loss Carryforward Expiring In:
									Annual
	2008	2009	2010	2011	2012	2013	2014	2015	Limitations*
Bond & Mortgage Securities Fund	$4,778	$1,281	$—	$—	$—	$2,386	$6,971	$5,293	$902
Diversified International Fund	—	398	1,183	451	1	—	—	—	963
Government & High Quality Bond Fund	—	1,635	2,118	3,143	525	1,535	4,014	1,820	—
High Quality Intermediate-Term Bond Fund	—	—	—	—	—	—	432	366	—
Income Fund	—	—	3,959	2,668	892	—	2,000	2,165	—
Inflation Protection Fund	—	—	—	—	—	—	1,338	4,175	—
LargeCap Growth Fund	—	95,507	2,654	15,679	—	—	—	—	548
Mortgage Securities Fund	1,967	—	852	6,859	7,815	5,054	7,755	3,147	—
Partners LargeCap Growth Fund I	—	5,526	—	115	296	—	—	—	2,763
Partners MidCap Growth Fund	—	1,262	580	—	—	—	—	—	1,304
Partners SmallCap Growth Fund II	306	112	—	—	—	—	—	—	306
Preferred Securities Fund	—	—	—	—	3,453	716	675	4,022	—
Short-Term Bond Fund	197	895	—	1,572	2,029	1,226	2,068	1,597	—
Short-Term Income Fund	1,103	381	1,139	684	241	—	431	240	—
SmallCap Growth Fund	—	—	1,627	—	—	—	—	—	542

*	In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund’s losses have been subjected to an annual limitation.

Schedule of Investments
Bond & Mortgage Securities fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (0.00%)
Independent Power Producer (0.00%)
Dynegy Inc (a)	99	$1

TOTAL COMMON STOCKS		$1

PREFERRED STOCKS (2.42%)
Cable TV (0.07%)
Comcast Corp - 6.625%	39,900	927
Comcast Corp - 7.00%	35,900	889

		1,816

Commercial Banks (0.20%)
ASBC Capital I	11,600	288
BancorpSouth Capital Trust I	6,800	171
Barclays Bank PLC (a)	49,100	1,242
Compass Capital III	19,800	498
Royal Bank of Scotland Group PLC - Series L	31,097	655
Royal Bank of Scotland Group PLC - Series P	3,000	68
Royal Bank of Scotland Group PLC - Series Q	4,164	103
Royal Bank of Scotland Group PLC - Series R	18,000	398
Royal Bank of Scotland Group PLC - Series S (b)	17,000	402
Royal Bank of Scotland Group PLC - Series T (a)(b)	9,900	252
VNB Capital Trust I (b)	26,222	660
Zions Capital Trust B	15,600	396

		5,133

Diversified Financial Services (0.14%)
Citigroup Capital IX (b)	6,100	136
Citigroup Capital X	2,000	45
Citigroup Capital XI	13,200	291
Citigroup Capital XIX (a)	57,500	1,488
Citigroup Capital XVI	4,000	94
General Electric Capital Corp 6.000%	50,600	1,229
General Electric Capital Corp 6.100%	1,900	47
General Electric Capital Corp 6.450% (b)	9,500	243

		3,573

Electric — Integrated (0.20%)
Alabama Power Co Scries 07-B	59,400	1,458
FPL Group Capital Inc (a)(b)	72,800	1,889
Georgia Power Co - 5.90%	6,400	150
Georgia Power Co - 6.375%	7,700	198
Gulf Power Co	2,300	53
Indiana Michigan Power Co	600	15
PPL Capital Funding Inc (b)	20,400	492
PPL Energy Supply LLC	29,700	747

		5,002

Fiduciary Banks (0.04%)
BNY Capital V	45,500	1,046

Finance — Consumer Loans (0.05%)
HSBC Finance Corp 6.875% (b)	52,700	1,320

Finance — Credit Card (0.01%)
Capital One Capital II	12,400	296

Finance — Investment Banker & Broker (0.20%)
Bear Stearns Capital Trust III	15,800	395
JP Morgan Chase Capital XI	16,700	360
JP Morgan Chase Capital XII	4,800	112
JP Morgan Chase Capital XII	22,400	508
Lehman Brothers Holdings Capital Trust Series L	2,000	45
Lehman Brothers Holdings Capital Trust Series M	14,600	309
Lehman Brothers Holdings Capital Trust Series N	3,200	71
Merrill Lynch Capital Trust III (b)	51,400	1,296
Morgan Stanley Capital Trust III	13,400	300
Morgan Stanley Capital Trust IV	62,400	1,391
Morgan Stanley Capital Trust V	3,900	81
Morgan Stanley Capital Trust VII	2,000	47

		4,915

Finance — Mortgage Loan/Banker (0.00%)
Countrywide Capital 7.00%	4,000	71
Countrywide Financial Corp	500	9

		80

Finance — Other Services (0.05%)
ABN AMRO Capital Funding Trust VII	50,500	1,099
National Rural Utilities Cooperative Finance Corp 6.100%	4,200	93
National Rural Utilities Cooperative Finance Corp 6.750%	3,900	95

		1,287

Financial Guarantee Insurance (0.00%)

Financial Security Assurance Holdings Ltd 6.875%	1,100	27

Investment Companies (0.0.3%)
Allied Capital Corp	29,000	654

Investment Management & Advisory Services (0.02%)
Deutsche Bank Contingent Capital Trust	25,700	616

Life & Health Insurance (0.11%)
Delphi Financial Group Inc - 7.376%	9,100	200
Delphi Financial Group Inc - 8.000%	21,200	531
Lincoln National Capital VI	2,000	49
Lincoln National Corp	3,400	83
PLC Capital Trust III	30,900	778
PLC Capital Trust IV	7,400	184
PLC Capital Trust V	22,400	493
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

PREFERRED STOCKS (continued)
Life & Health Insurance (continued)
Protective Life Corp	15,400	$385
Torchmark Capital Trust III	1,300	33

		2,736

Money Center Banks (0.03%)
Fleet Capital Trust DC	1 ,900	43
Santander Finance Preferred SA Uniperso 6.80% (c)	26,000	609
UBS Preferred Funding Trust IV	4,900	121

		773

Multi-Line Insurance (0.21%)
Aegon NV - 6.375%	22,200	510
Aegon NV - 6.5%	5,700	132
Aegon NV - 6.875%	26,000	637
Aegon NV - 7.25% (a)	23,439	592
American International Group Inc	67,600	1,593
ING Groep NV 6.375%	12,600	289
ING Groep NV 7.05%	1,200	30
ING Groep NV 7.20%	12,300	308
ING Groep NV 7.375% (a)	49,200	1,252

		5,343

Multimedia (0.03%)
Viacom Inc	25,400	616

Property & Casualty Insurance (0.08%)
Berkley W R Capital Trust	64,900	1,516
Market Corp	20,000	512

		2,028

Regional Banks (0.38%)
BAC Capital Trust IV	4,300	94
BAC Capital Trust V	18,800	418
BAC Capital Trust VIII	68,200	1,530
Fifth Third Capital Trust V (b)	72,400	1,833
KeyCorp Capital IX	59,600	1,405
Keycorp Capital V	21,700	446
National City Capital Trust II	24,100	520
PNC Capital Trust D	36,500	824
USB Capital VI	9,600	205
USB Capital VII	9,600	209
USB Capital X	100	2
USB Capital XI	5,600	134
Wachovia Capital Trust IV	1,000	23
Wachovia Capital Trust IX	6,000	137
Wachovia Corp	8,700	225
Wells Fargo Capital IX	3,000	64
Wells Fargo Capital VII	14,600	321
Wells Fargo Capital VIII	1,500	32
Wells Fargo Capital XI	45,600	1,058

		9,480

Reinsurance (0.05%)
Everest Re Capital Trust 6.20%	4,500	96
Everest Re Capital Trust 7.85%	2,500	63
PartnerRe Ltd — Series C	6,900	162
PartnerRe Ltd — Series D	9,300	211
RenaissanceRe Holdings Ltd — Series C	4,800	95
RenaissanceRe Holdings Ltd — Series D	24,200	520

		1,147

REITS — Apartments (0.03%)
BRE Properties Inc — Series C	19,800	442
BRE Properties Inc — Series D	2,600	57
Equity Residential	3,000	66
UDR Inc	5,600	126

		691

REITS — Diversified (0.09%)
Duke Realty Corp — Series L	54,600	1,219
Duke Realty Corp — Series M	6,000	141
PS Business Parks Inc — Series H	20,000	447
PS Business Parks Inc — Series I	1,400	31
PS Business Parks Inc — Series P	14,900	327
PS Business Parks Inc Series M	6,000	140

		2,305

REITS — Shopping Centers (0.11%)
Kimco Realty Corp (a)	36,399	922
Weingarten Realty Investors	84,500	1,877

		2,799

REITS — Single Tenant (0.02%)
Realty Income Corp Series D	20,700	480

REITS — Storage (0.01%)
Public Storage Inc 6.625%; Series M	8,800	196
Public Storage Inc 6.95%; Series H	2,90O	67

		263

REITS — Warehouse & Industrial (0.08%)
AMB Property Corp; Series P	80,400	1,873
First Industrial Realty Trust Inc	1,400	34

		1,907

Sovereign Agency (0.03%)
Tennessee Valley Authority — Series A	19,000	449
Tennessee Valley Authority — Series D	10,600	246

		695

Special Purpose Entity (0.10%)
Citigroup Capital XVII	1,900	44
Corporate-Backed Trust Certificates - Series PRU	9,400	207
Corporate-Backed Trust Certificates Series GS	900	21
CORTS Trust for AIG	1,700	38
CORTS Trust for Aon Capital	2,500	62
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

PREFERRED STOCKS (continued)
Special Purpose Entity (continued)
CORTS Trust for First Union Institutional Capital I 8.20%	17,800	$484
CORTS Trust for General Electric Capital	2,000	47
CORTS Trust for Goldman Sachs Capital I	2,000	43
CORTS Trust for SunAmerica	6,900	165
Merrill Lynch Capital Trust I	3,900	87
National City Capital Trust IV (a)	25,500	643
PreferredPlus TR-CCR1; 6.00%	1,500	33
PreferredPlus Trust GSC-3	22,700	488
SATURNS — Series AIG	2,900	65
SATURNS — Series CSFB; 6.25%	3,500	81
SATURNS — Series GS	2,100	44
SATURNS — Series GS4; 6.000%	2,400	51

		2,603

Telephone — Integrated (0.03%)
AT&T Inc 6.375%	25,300	609
Verizon New England Inc	5,800	148

		757

Television (0.02%)
CBS Corp 6.75%	26,100	615

TOTAL PREFERRED STOCKS		$61,003

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (85.01%)
Advertising Agencies (0.04%)

Interpublic Group of Cos Inc
6.25%, 11/15/2014	$1,000	910

Advertising Services (0.06%)

RH Donnelley Corp
8.88%, 10/15/2017 (c)(d)	1,590	1,590

Aerospace & Defense Equipment (0.30%)

GenCorp Inc
9.50%, 8/15/2013	1,410	1,473
Goodrich Corp
6.80%, 7/1/2036	2,270	2,477
Sequa Corp
9.00%, 8/1/2009	3,445	3,695

		7,645

Agricultural Chemicals (0.02%)

Terra Capital Inc
7.00%, 2/1/2017	450	450

Agricultural Operations (0.30%)

Bunge Ltd Finance Corp
4.38%, 12/15/2008	7,564	7,503

Airlines (0.35%)
American Airlines Inc
7.25%, 2/5/2009	3,150	3,154
Continental Airlines Inc
5.98%, 4/19/2022	1,870	1,838
Delta Air Lines Inc/Old
7.11%, 9/18/2011	1,000	1,021
Northwest Airlines Inc
7.03%, 11/1/2019 (b)	1,250	1,262
Southwest Airlines Co
6.15%, 8/1/2022 (d)	1,530	1,549

		8,824

Apparel Manufacturers (0.05%)
Phillips-Van Heusen
8.13%, 5/1/2013	750	769
7.75%, 11/15/2023	475	486

		1,255

Appliances (0.06%)

Whirlpool Corp
6.19%, 6/15/2009 (e)	1,600	1,603

Asset Backed Securities (6.50%)

Ameriquest Mortgage Securities Inc
5.17%, 3/25/2035 (e)	322	314
5.10%, 7/25/2035 (e)	453	451
Carrington Mortgage Loan Trust
5.15%, 12/25/2035 (e)	6,172	6,124
Chase Funding Mortgage Loan Asset-Backed Certificates
5.17%, 7/25/2033 (e)(f)	4,738	4,694
5.37%, 9/25/2033 (e)	1,063	1,045
5.10%, 12/25/2033 (e)	73	73
CNH Equipment Trust
5.59%, 6/15/2010 (e)(f)	4,275	4,277
5.32%, 2/15/201l (e)	1,661	1,662
CNH Wholesale Master Note Trust
5.49%, 6/15/201l (e)	650	650

Countrywide Asset-Backed Certificates
5.94%, 1/25/2034 (e)	50	45
5.39%, 6/25/2035 (e)	2,800	2,648
5.53%, 12/25/2035 (e)	2,600	2,144
5.16%, 2/25/2036 (e)(f)	11,200	10,966
5.12%, 4/25/2036 (e)(f)	11,150	10,883
5.03%, 2/25/2037 (e)(f)	7,775	7,533
5.04%, 6/25/2037 (e)	4,032	3,724
5.00%, 11/25/2037 (e)	5,320	5,141
Countrywide Home Equity Loan Trust
5.32%, 12/15/2035 (e)	1,448	1,433
5.29%, 5/15/2036 (e)(f)	5,554	5,318
First Franklin Mortgage Loan Asset Backed Certificates
5.25%, 10/25/2034 (e)(f)	66	64
4.94%, 3/25/2036 (e)(f)	3,179	3,163
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Asset Backed Securities (continued)
First-Citizens Home Equity Loan LLC
5.30%, 9/15/2022 (c)(e)	$1,347	$1,320
Ford Credit Floorplan Master Owner Trust
5.54%, 6/15/201l (e)	2,515	2,489
GMAC Mortgage Corp Loan Trust
5.05%, 8/25/2035 (e)	2,225	2,170
5.08%, 11/25/2036 (e)(f)	16,005	15,511
Great America Leasing Receivables
5.39%, 9/15/201l (c)	1,295	1,299
Indymac Residential Asset Backed Trust
5.06%, 4/25/2037 (e)(f)	2,000	1,931
JP Morgan Mortgage Acquisition Corp
5.04%, 4/25/2036 (e)(f)	4,850	4,731
5.45%, 11/25/2036	6,230	6,136
4.95%, 12/25/2036 (e)	3,389	3,353
4.95%, 3/25/2037 (e)	3,679	3,616
5.02%, 3/25/2037 (e)	3,820	3,634
5.03%, 5/1/2037 (e)(f)	7,850	7,224
Long Beach Mortgage Loan Trust
5.40%, 6/25/2034 (e)	450	426
5.37%, 2/25/2035 (e)	3,000	2,732
5.02%, 7/25/2036 (e)	6,660	6,325
4.98%, 10/25/2036 (e)(f)	2,625	2,561
5.04%, 12/25/2036 (e)	2,175	2,005
Marriott Vacation Club Owner Trust
5.52%, 5/20/2029 (c)(e)	2,202	2,198
Merrill Lynch Mortgage Investors Inc
5.10%, 7/25/2036 (e)	690	679
Morgan Stanley ABS Capital I
5.05%, 2/25/2036 (e)	1,675	1,613
MSDWCC Heloc Trust
5.06%, 7/25/2017 (e)	686	673
Ownit Mortgage Loan Asset Backed Certificates
5.17%, 8/25/2036 (e)	1,410	1,396
Popular ABS Mortgage Pass-Through Trust
5.14%, 5/25/2035 (e)(f)	1,507	1,419
5.13%, 11/25/2035 (e)	3,355	3,306
Residential Asset Mortgage Products Inc
5.14%, 7/25/2035 (e)	1,756	1,731
SACO I Inc
5.01%, 9/25/2036 (e)	1,474	1,335
Saxon Asset Securities Trust
5.39%, 3/25/2035 (e)	2,500	2,300
Swift Master Auto Receivables Trust
5.19%, 6/15/2012 (e)	3,300	3,257
Wells Fargo Home Equity Trust
4.97%, 3/25/2037 (e)	3,893	3,858

		163,580

Auto — Car & Light Trucks (0.36%)
Daimler Finance North America LLC
4.75%, 1/15/2008	75	75
5.89%, 10/31/2008 (e)(f)	3,500	3,499
6.13%, 3/13/2009 (e)(f)	2,675	2,675
5.75%, 9/8/2011	2,000	2,038
General Motors Corp
7.13%, 7/15/2013 (b)	700	649

		8,936

Auto/Truck Parts & Equipment — Original (0.18%)
American Axle & Manufacturing Inc
7.88%, 3/ 1/2017	1,000	975
Stanadyne Corp
10.00%, 8/15/2014	375	380
Tenneco Inc
10.25%, 7/15/2013	1,000	1,079
Titan International Inc
8.00%, 1/15/2012	700	700
TRW Automotive Inc
7.25%, 3/15/2017 (c)	1,000	974
United Components Inc
9.38%, 6/15/2013	500	510

		4,618

Auto/Truck Parts & Equipment — Replacement (0.05%)
Allison Transmission
11.00%, 11/1/2015 (b)(c)	1,250	1,273

Automobile Sequential (1.46%)
AmeriCredit Automobile Receivables Trust
5.82%, 4/6/2012 (e)	1,815	1,802
Capital Auto Receivables Asset Trust
5.24%, 11/15/2008 (e)	2,562	2,563
3.92%, 11/16/2009	2,000	1,986
5.32%, 3/15/2010 (e)	5,390	5,380
5.47%, 6/15/2010 (e)	1,070	1,071
5.52%, 3/15/201l (e)	3,445	3,467
Capital One Auto Finance Trust
5.13%, 10/15/2012 (e)	4,355	4,302
Ford Credit Auto Owner Trust
5.30%, 6/15/2012	3,095	3,085
5.60%, 10/15/2012	1,315	1,329
5.69%, 11/15/2012 (e)(g)	905	905
Hyundai Auto Receivables Trust
5.49%, 1/17/2012 (e)	1,840	1,841
WFS Financial Owner Trust
3.93%, 2/17/2012 (f)	7,117	7,073
4.50%, 5/17/2013	1,960	1,952

		36,756

Beverages — Non-Alcoholic (0.26%)
Bottling Group LLC
4.63%, 11/15/2012	110	108
Coca-Cola HBC Finance BV
5.13%, 9/17/2013	345	337
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Beverages — Non-Alcoholic (continued)
Cott Beverages USA Inc
8.00%, 12/15/2011	$1,000	$968
Panamerican Beverages Inc
7.25%, 7/1/2009	4,000	4,136
PepsiAmericas Inc
5.75%, 7/31/2012	1,070	1,090

		6,639

Beverages — Wine & Spirits (0.15%)
Constellation Brands Inc
7.25%, 5/15/2017 (c)	1,150	1,147
Diageo Finance BV
5.32%, 3/30/2009 (e)(f)	2,600	2,606

		3,753

Brewery (0.12%)
Cia Brasileira de Bebidas
10.50%, 12/15/201l(b)	610	717
Coors Brewing Co
6.38%, 5/15/2012	72	76
SABMiller PLC
5.53%, 7/ 1/2009 (c)(e)	2,165	2,173

		2,966

Broadcasting Services & Programming (0.17%)
Clear Channel Communications Inc
4.63%, 1/15/2008	2,300	2,288
4.25%, 5/15/2009	1,375	1,323
Fisher Communications Inc
8.63%, 9/15/2014	750	775

		4,386

Building & Construction — Miscellaneous (0.03%)
Dycom Industries Inc
8.13%, 10/15/2015	830	845

Building & Construction Products — Miscellaneous (0.13%)
CRH America Inc
6.00%, 9/30/2016	1,750	1,724
6.40%, 10/15/2033	545	511
Interline Brands Inc
8.13%, 6/15/2014	1,150	1,147

		3,382

Building Products — Cement & Aggregate (0.36%)
C8 Capital SPV Ltd
6.64%, 12/29/2049 (b)(c)(e)	4,295	4,187
Martin Marietta Materials Inc
5. 13%, 4/30/2010 (e)	4,520	4,469
US Concrete Inc
8.38%, 4/1/2014	500	455

		9,111

Building Products — Wood (0.10%)
Masco Corp
6.00%, 3/12/2010 (e)	1,335	1,312
Norbord Inc
8.13%, 3/20/2008	1,200	1,211

		2,523

Cable TV (1.25%)
Cablevision Systems Corp
8.00%, 4/15/2012 (b)	1,250	1,222
CCH I Holdings LLC/CCH I Holdings Capital Co
11.00%, 10/ 1/2015 (b)	1,100	1,064
Charter Communications Operating
LLC/Charter Communications Operating
Capital
8.38%, 4/30/2014 (c)	650	650
Comcast Corp
5.54%, 7/14/2009 (e)	3,650	3,635
6.30%, 11/15/2017	2,000	2,063
7.05%, 3/15/2033	2,390	2,575
COX Communications Inc
6.25%, 12/14/2007 (e)(f)	4,150	4,153
4.63%, 1/15/2010	805	796
6.75%, 3/15/2011	305	319
7.13%, 10/ 1/2012	1,225	1,304
4.63%, 6/ 1/2013	1,000	953
5.50%, 10/ 1/2015	165	161
6.45%, 12/1/2036 (c)	235	233
CSC Holdings Inc
7.88%, 12/15/2007	1,050	1,051
Echostar DBS Corp
7.00%, 10/ 1/2013	1,100	1,145
6.63%, 10/ 1/2014	1,375	1,403
Insight Communications Co Inc
12.25%, 2/15/2011 (e)	1,248	1,289
Kabel Deutschland GmbH
10.63%, 7/1/2014	450	488
Rogers Cable Inc
7.88%, 5/1/2012	2,450	2,662
6.75%, 3/15/2015	3,000	3,130
Unity Media GmbH
10.38%, 2/15/2015 (c)	1,200	1,260

		31,556

Casino Hotels (0.10%)
Harrah’s Operating Co Inc
5.50%, 7/1/2010	1,060	1,023
MGM Mirage
6.75%, 4/1/2013 (b)	1,200	1,170
Turning Stone Resort Casino Enterprise
9.13%, 12/15/2010 (c)	400	408

		2,601

Casino Services (0.04%)
Choctaw Resort Development Enterprise
7.25%, 11/15/2019 (c)	926	903
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Cellular Telecommunications (1.18%)
America Movil SAB de CV
5.30%, 6/27/2008 (c)(e)(f)	$1,975	$1,973
5.63%, 11/15/2017	5,000	4,952
AT&T Mobility LLC
7.13%, 12/15/2031	905	1,003
Centennial Cellular Corp
10.75%, 12/15/2008	407	407
Dobson Cellular Systems Inc
9.88%, 11/1/2012	1,000	1,082
iPCS Inc
7.48%, 5/1/2013 (e)	575	561
New Cingular Wireless Services Inc
8.13%, 5/1/2012	2,180	2,431
Nextel Communications Inc
5.95%, 3/15/2014	3,125	2,984
Rogers Wireless Inc
7.25%, 12/15/2012	1,000	1,067
8.00%, 12/15/2012	1,330	1,391
6.38%, 3/1/2014	3,185	3,254
Rural Cellular Corp
8.25%, 3/15/2012	1,000	1,043
Vodafone Group PLC
6.03%, 6/15/201l(e)	1,930	1,922
5.78%, 2/27/2012 (e)(f)	4,000	3,968
6.15%, 2/27/2037	1,640	1,610

		29,648

Chemicals — Diversified (0.47%)
Equistar Chemicals LP/Equistar Funding Corp
10.63%, 5/1/2011	2,257	2,359
Huntsman LLC
11.50%, 7/15/2012	1,515	1,648
ICI Wilmington Inc
5.63%, 12/1/2013	930	937
Ineos Group Holdings Pic
8.50%, 2/15/2016 (b)(c)	525	499
Lyondell Chemical Co
10.50%, 6/1/2013	1,135	1,223
8.00%, 9/15/2014	1,250	1,384
8.25%, 9/15/2016	1,000	1,142
Nova Chemicals Corp
8.48%, 11/15/2013 (e)	1,250	1,228
Phibro Animal Health Corp
10.00%, 8/1/2013 (c)	500	514
Reichhold Industries Inc
9.00%, 8/15/2014 (c)	875	888

		11,822

Chemicals — Specialty (0.16%)
Ferro Corp
9.13%, 1/1/2009	550	560
Hercules Inc
6.75%, 10/15/2029	1,200	1,167
Nalco Co
7.75%, 11/15/2011	1,500	1,526
NewMarket Corp
7.13%, 12/15/2016	750	752

		4,005

Coal (0.10%)
Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp
10.00%, 6/1/2012	595	634
Arch Western Finance LLC
6.75%, 7/1/2013	500	487
Massey Energy Co
6.88%, 12/15/2013	600	567
Peabody Energy Corp
7.38%, 11/1/2016 (b)	725	754

		2,442

Coatings & Paint (0.08%)
Valspar Corp
5.63%, 5/1/2012	990	988
6.05%, 5/1/2017	1,045	1,055

		2,043

Commercial Banks (1.58%)
BanColombia SA
6.88%, 5/25/2017 (b)	4,080	3,947
Barclays Bank PLC
5.93%, 12/31/2049 (c)(e)	3,575	3,384
BBVA Bancomer SA/Grand Cayman
6.01%, 5/17/2022 (c)(e)	3,575	3,443
BOI Capital Funding No 2 LP
5.57%, 8/29/2049 (c)(e)	1,595	1,466
Commonwealth Bank of Australia
6.02%, 3/15/2036 (c)	1,920	1,850
Credit Agricole SA/London
6.64%, 5/31/2049 (c)(e)	2,140	2,034
Glitnir Banki HF
5.40%, 10/15/2008 (c)(e)	1,500	1,499
HSBC Holdings PLC
5.25%, 12/12/2012	300	298
6.50%, 9/15/2037	3,500	3,468
KeyBank NA
5.51%, 11/3/2009 (e)	2,000	2,004
4.95%, 9/15/2015	190	178
Lloyds TSB Group PLC
6.27%, 11/29/2049 (b)(c)(e)	2,800	2,590
M&I Marshall & IIsley Bank
5.63%, 12/4/2012 (f)	5,500	5,352
Royal Bank of Scotland Group PLC
5.00%, 10/1/2014	220	213
7.64%, 3/31/2049 (d)(e)	1,000	1,036
6.99%, 10/29/2049 (c)(d)(e)	1,000	1,011
Societe Generale
5.92%, 4/29/2049 (b)(c)(e)	1,225	1,166
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Commercial Banks (continued)
United Overseas Bank Ltd
4.50%, 7/2/2013 (c)	$325	$306
US Bank NA/Cincinnati OH
6.38%, 8/1/2011	275	287
Wachovia Bank NA/Charlotte NC
7.80%, 8/18/2010	385	413
Woori Bank
6.13%, 5/3/2016 (c)(e)	1,700	1,706
6.21%, 5/2/2037 (e)	2,265	2,112

		39,763

Commercial Services (0.11%)
Iron Mountain Inc
8.25%, 7/1/2011	1,175	1,169
8.63%, 4/1/2013	1,000	1,018
6.63%, 1/1/2016	500	475

		2,662

Computer Services (0.04%)
Sungard Data Systems Inc
9.13%, 8/15/2013	900	918

Computers — Integrated Systems (0.02%)
NCR Corp
7.13%, 6/15/2009	600	615

Computers — Memory Devices (0.15%)
Seagate Technology HDD Holdings
6.38%, 10/1/2011	985	978
6.80%, 10/1/2016	2,965	2,913

		3,891

Consumer Products — Miscellaneous (0.16%)
American Achievement Corp
8.25%, 4/1/2012	1,225	1,225
Blyth Inc
7.90%, 10/1/2009	1,300	1,319
5.50%, 11/1/2013	1,150	995
Jarden Corp
7.50%, 5/1/2017	500	475

		4,014

Containers — Metal & Glass (0.30%)
Ball Corp
6.88%, 12/15/2012	1,000	1,015
Impress Holdings BV
8.37%, 9/15/2013 (c)(e)	750	747
Owens Brockway Glass Container Inc
8.75%, 11/15/2012	1,404	1,465
Owens-Illinois Inc
7.50%, 5/15/2010	1,000	1,013
Vitro SAB de CV
8.63%, 2/1/2012 (b)	2,255	2,249
9.13%, 2/1/2017	1,085	1,072

		7,561

Containers — Paper & Plastic (0.17%)
Berry Plastics Holding Corp
8.88%, 9/15/2014	800	820
Intertape Polymer US Inc
8.50%, 8/1/2014	350	326
Pactiv Corp
5.88%, 7/15/2012	2,075	2,114
6.40%, 1/15/2018	960	991

		4,251

Credit Card Asset Backed Securities (2.59%)
American Express Credit Account Master Trust
5.32%, 8/15/201l(c)(e)	1,860	1,843
5.34%, 9/15/201l(e)	5,965	5,958
BA Credit Card Trust
5.72%, 3/15/2012 (e)(f)(g)	6,000	6,006
Bank One Issuance Trust
5.41%, 3/15/2012 (e)	3,550	3,535
Chase Credit Card Master Trust
5.44%, 10/15/2010 (e)	1,550	1,551
5.42%, 1/17/201l (e)	3,100	3,098
5.44%, 2/15/201l (e)(f)	7,500	7,498
Citibank Credit Card Issuance Trust
4.40%, 9/15/2010	2,550	2,534
5.22%, 5/20/2011 (e)	2,300	2,287
Citibank Credit Card Master Trust I
6.01%, 3/10/201l (e)	1,875	1,870
Discover Card Master Trust
5.65%, 3/16/2020	2,525	2,528
First USA Credit Card Master Trust
5.39%, 4/18/201l (e)	3,650	3,652
GE Capital Credit Card Master Note Trust
5.27%, 3/15/2015 (e)	3,160	3,135
MBNA Credit Card Master Note Trust
5.47%, 1/18/201l (e)(f)	2,500	2,500
MBNA Master Credit Card Trust
5.69%, 9/15/2010	3,320	3,320
Providian Gateway Master Trust
5.46%, 5/16/201l (c)(e)(g)	6,165	6,166
5.45%, 7/15/201l (c)(e)(g)	4,350	4,350
Providian Master Note Trust
5.10%, 11/15/2012 (c)	3,350	3,317

		65,148

Data Processing & Management (0.20%)
Dun & Bradstreet Corp
5.50%, 3/15/2011	1,350	1,358
Fidelity National Information Services
4.75%, 9/15/2008	3,725	3,692

		5,050

Dialysis Centers (0.06%)
DaVita Inc
6.63%, 3/15/2013	1,560	1,552
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Direct Marketing (0.05%)
Visant Corp
7.63%, 10/1/2012	$1,150	$1,182

Diversified Financial Services (0.15%)
General Electric Capital Corp
4.63%, 9/15/2009	285	284
4.25%, 12/1/2010	735	724
5.65%, 6/9/2014	240	245
TNK-BP Finance SA
7.50%, 3/13/2013 (c)	1,070	1,070
6.63%, 3/20/2017 (c)	1,540	1,407

		3,730

Diversified Manufacturing Operations (0.37%)
Bombardier Inc
8.00%, 11/15/2014 (c)	750	780
Carlisle Cos Inc
6.13%, 8/15/2016	2,200	2,233
Honeywell International Inc
5.63%, 8/1/2012	500	513
RBS Global Inc and Rexnord Corp
11.75%, 8/1/2016 (b)	750	795
Tyco Electronics Group SA
6.55%, 10/1/2017 (b)(c)	4,925	5,026

		9,347

Diversified Minerals (0.07%)
Vale Overseas Ltd
6.25%, 1/23/2017	1,850	1,871

Diversified Operations (0.21%)
Capmark Financial Group Inc
6.03%, 5/10/2010 (c)(e)	3,450	3,141
Leucadia National Corp
7.13%, 3/15/2017	1,500	1,410
Susser Holdings LLC
10.63%, 12/15/2013 (c)	700	728

		5,279

Drug Delivery Systems (0.08%)
Hospira Inc
5.68%, 3/30/2010 (e)(f)	2,000	1,985

E-Commerce — Products (0.03%)
FTD Inc
7.75%, 2/15/2014	725	691

Electric — Distribution (0.06%)
Detroit Edison Co/The
5.45%, 2/15/2035	1,700	1,554

Electric — Generation (0.46%)
CE Casecnan Water & Energy
11.95%, 11/15/2010	1,201	1,297
CE Generation LLC
7.42%, 12/15/2018	1,053	1,100
Edison Mission Energy
7.20%, 5/15/2019 (c)	2,250	2,199
Indiantown Cogeneration LP
9.26%, 12/15/2010	2,781	2,886
Korea East- West Power Co Ltd
4.88%, 4/21/201l (c)	280	279
System Energy Resources Inc
6.20%, 10/1/2012	175	176
Tenaska Gateway Partners Ltd
6.05%, 12/30/2023 (c)	2,673	2,692
Tenaska Oklahoma
6.53%, 12/30/2014 (c)	402	405
Tenaska Virginia Partners LP
6.12%, 3/30/2024 (c)	482	493

		11,527

Electric — Integrated (2.43%)
Alabama Power Co
5.69%, 8/25/2009 (e)	1,000	999
Arizona Public Service Co
6.38%, 10/15/2011	1,000	1,031
6.50%, 3/1/2012	2,830	2,936
5.80%, 6/30/2014	1,770	1,776
6.25%, 8/1/2016	2,100	2,147
Baltimore Gas & Electric Co
5.90%, 10/1/2016	1,230	1,232
Carolina Power & Light Co
6.65%, 4/1/2008	200	201
Commonwealth Edison Co
6.15%, 3/15/2012	1,400	1,442
4.70%, 4/15/2015	2,740	2,580
5.95%, 8/15/2016	1,380	1,392
5.90%, 3/15/2036	500	476
Consumers Energy Co
4.25%, 4/15/2008	140	139
Dominion Resources Inc/VA
5.69%, 5/15/2008	2,150	2,152
Entergy Gulf States Inc
3.60%, 6/1/2008	345	341
6.47%, 12/8/2008 (c)(e)	1,465	1,470
Entergy Louisiana LLC
5.83%, 11/1/2010	350	350
Exelon Corp
4.90%, 6/15/2015	355	333
Exelon Generation Co LLC
6.20%, 10/1/2017 (b)	2,090	2,098
Georgia Power Co
5.70%, 2/17/2009 (e)	2,650	2,657
Idaho Power Co
6.25%, 10/15/2037	1,660	1,694
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Electric — Integrated (continued)
Integrys Energy Group Inc
7.00%, 11/1/2009	$1,540	$1,588
Jersey Central Power & Light Co
6.15%, 6/1/2037 (c)	1,775	1,728
MidAmerican Energy Holdings Co
3.50%, 5/15/2008	975	967
Mirant Americas Generation LLC
8.30%, 5/1/2011	850	860
Northeast Utilities
3.30%, 6/1/2008	460	454
Ohio Power Co
5.42%, 4/5/2010 (e)(f)	2,870	2,844
Oncor Electric Delivery Co
6.38%, 5/1/2012	3,330	3,423
PPL Energy Supply LLC
6.40%, 11/1/2011	50	52
5.40%, 8/15/2014	735	714
PSEG Energy Holdings LLC
8.63%, 2/15/2008	500	503
PSEG Power LLC
3.75%, 4/1/2009	2,750	2,699
Puget Sound Energy Inc
3.36%, 6/1/2008	350	346
San Diego Gas & Electric Co
6.13%, 9/15/2037	2,500	2,565
Sierra Pacific Power Co
6.25%, 4/15/2012	3,100	3,171
6.00%, 5/15/2016	3,000	3,012
Southern California Edison Co
5.46%, 2/2/2009 (e)(f)	1,325	1,322
Southern Co
5.30%, 1/15/2012	1,525	1,533
TECO Energy Inc
7.36%, 5/1/2010 (e)	1,500	1,507
Transelec SA
7.88%, 4/15/2011	650	693
Union Electric Co
4.65%, 10/1/2013	2,300	2,195
5.10%, 10/1/2019	1,335	1,248
Virginia Electric & Power Co
4.50%, 12/15/2010	325	321

		61,191

Electric — Transmission (0.07%)
EEB International Ltd
8.75%, 10/31/2014 (c)	1,800	1,858

Electronic Components — Miscellaneous (0.19%)
Communications & Power Industries Inc
8.00%, 2/1/2012	500	502
Flextronics International Ltd
6.50%, 5/15/2013	1,000	963
Jabil Circuit Inc
5.88%, 7/15/2010	2,570	2,597
NXP BV /NXP Funding LLC
9.50%, 10/15/2015 (b)	800	756

		4,818

Electronic Components — Semiconductors (0.25%)
Amkor Technology Inc
7.75%, 5/15/2013	750	726
9.25%, 6/1/2016	500	511
Chartered Semiconductor Manufacturing Ltd
6.25%, 4/4/2013	1,520	1,528
Conexant Systems Inc
9.31%, 11/15/2010 (e)	1,000	1,003
Freescale Semiconductor Inc
9.57%, 12/15/2014 (e)	750	689
National Semiconductor Corp
5.94%, 6/15/2010 (e)(f)	1,725	1,717

		6,174

Electronic Connectors (0.05%)
Thomas & Betts Corp
6.63%, 5/7/2008	1,330	1,337

Electronic Measurement Instruments (0.17%)
Agilent Technologies Inc
6.50%, 11/1/2017	4,285	4,254

Electronics — Military (0.06%)
L-3 Communications Corp
7.63%, 6/15/2012	1,500	1,543

Energy — Alternate Sources (0.02%)
VeraSun Energy Corp
9.38%, 6/1/2017 (b)(c)	750	617

Export & Import Bank (0.03%)
Export-Import Bank Of Korea
4.50%, 8/12/2009	740	730

Fiduciary Banks (0.01%)
Bank of New York Mellon Corp/The
4.95%, 3/15/2015	210	199

Finance — Auto Loans (0.69%)
Ford Motor Credit Co LLC
5.80%, 1/12/2009	5,000	4,824
7.38%, 10/28/2009	200	193
9.75%, 9/15/2010 (e)	1,250	1,245
9.88%, 8/10/2011	1,850	1,847
7.99%, 1/13/2012 (e)	950	879
7.80%, 6/1/2012	1,000	940
GMAC LLC
6.31%, 11/30/2007	1,010	1,009
4.38%, 12/10/2007 (b)	1,400	1,398
6.88%, 9/15/2011	1,700	1,567
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Finance — Auto Loans (continued)
GMAC LLC (continued)
6.00%, 12/15/2011	$1,815	$1,610
6.63%, 5/15/2012	2,190	1,966

		17,478

Finance — Commercial (0.57%)
CIT Group Inc
5.24%, 4/27/2011 (e)(f)	6,200	5,846
5.75%, 2/13/2012 (e)	1,850	1,709
Textron Financial Corp
5.63%, 2/25/2011 (e)(f)	5,325	5,272
6.00%, 2/15/2067 (b)(c)(e)	1,750	1,624

		14,451

Finance — Consumer Loans (0.62%)
American General Finance Corp
5.80%, 8/17/201l (e)(f)	3,135	3,091
HSBC Finance Capital Trust LX
5.91%, 11/30/2035	650	622
HSBC Finance Corp
4.63%, 1/15/2008	100	100
4.13%, 12/15/2008 (h)	900	891
4.13%, 11/16/2009 (h)	1,750	1,718
5.81%, 11/16/2009 (e)	3,275	3,265
6.38%, 10/15/2011	110	114
7.00%, 5/15/2012	2,095	2,218
4.75%, 7/15/2013	205	197
SLM Corp
5.24%, 7/26/2010 (e)(f)	3,500	3,300

		15,516

Finance — Credit Card (0.25%)
Capital One Bank
5.00%, 6/15/2009	2,165	2,151
6.50%, 6/13/2013	2,800	2,837
5.13%, 2/15/2014	425	406
Capital One Capital III
7.69%, 8/15/2036 (b)	895	867

		6,261

Finance — Investment Banker & Broker (3.51%)
Bear Stearns Cos Inc/The
5.49%, 7/16/2009 (e)(f)	4,720	4,668
5.30%, 10/30/2015	790	740
Citigroup Funding Inc
5.43%, 10/22/2009 (e)(f)	1,500	1,500
Citigroup Inc
5.30%, 10/17/2012	1,000	1,003
Credit Suisse USA Inc
5.48%, 1/15/2010 (e)	1,500	1,499
E*Trade Financial Corp
8.00%, 6/15/2011	1,000	950
Goldman Sachs Group Inc/The
3.88%, 1/15/2009	640	633
6.65%, 5/15/2009	75	77
5.82%, 3/2/2010 (e)	1,500	1,493
5.58%, 8/5/201l(b)(e)	3,500	3,456
5.54%, 2/6/2012 (e)	2,000	1,965
5.45%, 11/1/2012	1,500	1,509
5.25%, 10/15/2013	2,690	2,647
6.25%, 9/1/2017	1,800	1,831
6.45%, 5/1/2036	1,160	1,133
Jefferies Group Inc
6.45%, 6/8/2027	4,520	4,252
6.25%, 1/15/2036	3,880	3,532
JPMorgan Chase & Co
5.90%, 3/9/2009 (e)	2,000	2,000
6.75%, 2/1/2011	2,675	2,800
5.25%, 5/1/2015	4,265	4,156
Lazard Group
7.13%, 5/15/2015	2,040	2,067
6.85%, 6/15/2017	3,630	3,587
Lehman Brothers Holdings Capital Trust
5.86%, 11/29/2049	2,035	1,899
Lehman Brothers Holdings Inc
5.63%, 11/10/2009 (e)	3,000	2,936
5.50%, 5/25/2010	4,225	4,160
6.20%, 9/26/2014	1,290	1,298
6.50%, 7/19/2017	2,500	2,518
Merrill Lynch & Co Inc
5.61%, 2/6/2009 (e)	2,275	2,264
5.58%, 2/5/2010 (e)	1,500	1,482
5.56%, 11/1/2011 (e)(f)	4,650	4,535
5.90%, 6/5/2012 (e)(f)	2,300	2,226
6.05%, 8/15/2012	1,900	1,928
6.22%, 9/15/2026	250	239
6.11%, 1/29/2037	1,500	1,379
Morgan Stanley
5.52%, 1/15/2010 (e)	3,925	3,895
5.46%, 1/18/201l (e)	5,675	5,622
6.75%, 4/15/2011	640	669
5.30%, 3/1/2013	455	449
4.75%, 4/1/2014	1,915	1,814
5.38%, 10/15/2015	1,660	1,598

		88,409

Finance — Leasing Company (0.11%)
International Lease Finance Corp
5.64%, 1/15/2010 (e)	2,000	1,999
5.65%, 6/1/2014	870	864

		2,863

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Finance — Mortgage Loan/Banker (2.33%)
Countrywide Financial Corp
5.87%, 12/19/2008 (e)(f)	$4,165	$3,866
5.80%, 6/7/2012	3,785	3,259
6.25%, 5/15/2016 (b)	2,095	1,667
Countrywide Home Loans Inc
5.78%, 11/16/2007 (e)	750	742
4.25%, 12/19/2007 (b)	240	237
Fannie Mae
5.17%, 2/25/2018 (e)	934	936
5.12%, 11/25/2022 (e)	1,223	1,229
5.07%, 1/25/2023 (e)	1,547	1,552
5.17%, 2/25/2032 (e)	2,350	2,349
5.12%, 3/25/2035 (e)	1,049	1,045
6.50%, 2/25/2047 (g)	1,910	1,975
Fannie Mae Whole Loan
5.07%, 5/25/2035 (e)	2,108	2,095
Freddie Mac
5.39%, 6/15/2018 (e)	1,198	1,201
5.54%, 6/15/2023 (e)	1,519	1,537
5.49%, 7/15/2023 (e)(f)	11,381	11,321
5.44%, 2/15/2030 (e)	995	998
5.44%, 5/15/2030 (e)	834	831
5.50%, 9/15/2031 (e)	5,025	4,930
Ginnie Mae
4.51%, 10/16/2028 (e)	3,287	3,250
3.96%, 6/16/2031	3,879	3,780
1.30%, 2/16/2047 (e)	30,510	1,822
0.85%, 3/16/2047 (e)	26,993	1,670
Residential Capital LLC
6.22%, 6/9/2008 (e)(f)	1,500	1,343
7.59%, 5/22/2009 (e)	3,925	3,061
7.50%, 2/22/2011 (e)	2,835	2,070

		58,766

Finance — Other Services (0.16%)
American Real Estate Partners LP/American
Real Estate Finance Corp
8.13%, 6/1/2012	1,000	1,007
7.13%, 2/15/2013	595	580
Lukoil International Finance BV
6.66%, 6/7/2022 (c)	1,360	1,302
Mizuho JGB Investment LLC
9.87%, 12/29/2049 (c)(e)	1,000	1,029

		3,918

Financial Guarantee Insurance (0.08%)
AMBAC Financial Group Inc
6.15%, 2/15/2037 (b)	1,400	1,070
MGIC Investment Corp
5.63%, 9/15/2011	980	955

		2,025

Food — Dairy Products (0.06%)
Land O’ Lakes Inc
9.00%, 12/15/2010	1,500	1,564

Food — Meat Products (0.17%)
Bertin Ltda
10.25%, 10/5/2016 (c)	3,810	4,210

Food — Miscellaneous/Diversified (0.23%)
Corn Products International Inc
8.45%, 8/15/2009	470	497
General Mills Inc
5.31%, 1/22/2010 (e)(f)	3,575	3,549
Kraft Foods Inc
6.00%, 8/11/2010 (e)	1,640	1,642
6.00%, 2/11/2013	75	77

		5,765

Food — Retail (0.53%)
Delhaize Group
6.50%, 6/15/2017	2,120	2,170
Ingles Markets Inc
8.88%, 12/1/2011	875	895
Safeway Inc
5.55%, 3/27/2009 (e)(f)	4,450	4,440
Tesco PLC
6.15%, 11/15/2037 (c)(d)	5,900	5,797

		13,302

Food — Wholesale & Distribution (0.00%)
Sysco International Co
6.10%, 6/1/2012	100	104

Funeral Services & Related Items (0.03%)
Service Corp International/US
6.75%, 4/1/2016	750	726

Gas — Distribution (0.11%)
SEMCO Energy Inc
7.13%, 5/15/2008	738	747
Sempra Energy
4.75%, 5/15/2009	675	671
Southern Union Co
6.15%, 8/16/2008	1,315	1,322

		2,740

Health Care Cost Containment (0.06%)
McKesson Corp
5.25%, 3/1/2013	1,610	1,601

Home Equity — Other (6.01%)
ACE Securities Corp
5.08%, 8/25/2035 (e)	3,517	3,509
5.08%, 9/25/2035 (e)(f)	2,414	2,405
5.07%, 10/25/2035 (e)	2,497	2,494
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Home Equity — Other (continued)
Asset Backed Funding Certificates
5.11%, 7/25/2035 (e)	$1,301	$1,292
Asset Backed Securities Corp Home Equity
4.97%, 7/25/2036 (e)(f)	2,847	2,790
Bear Stearns Asset Backed Securities Inc
5.14%, 9/25/2035 (e)	8,013	7,963
5.03%, 8/25/2036 (e)(f)	7,145	6,815
5.06%, 5/25/2037 (e)(f)	3,200	3,065
Bear Stearns Asset Backed Securities Trust
5.47%, 3/25/2034 (e)(g)	1,098	1,016
CDC Mortgage Capital Trust
5.44%, 6/25/2034 (e)	637	624
Citigroup Mortgage Loan Trust Inc
5.14%, 10/25/2035 (e)(f)	13,000	12,926
Countrywide Asset-Backed Certificates
6.09%, 6/25/2021 (e)	4,000	3,859
First NLC Trust
5.20%, 5/25/2035 (e)	737	700
5.17%, 9/25/2035 (e)(f)	7,369	7,251
5.10%, 12/25/2035 (e)(f)	4,406	4,397
GMAC Mortgage Corp Loan Trust
5.75%, 10/25/2036	4,850	4,742
5.81%, 10/25/2036	1,825	1,729
6.05%, 12/25/2037 (e)	3,820	3,785
GSAA Trust
5.01%, 4/25/2047 (e)	10,121	10,094
HSI Asset Securitization Corp Trust
5.01%, 1/25/2037 (e)(f)	6,548	6,231
Indymac Residential Asset Backed Trust
5.11%, 8/25/2035 (e)	1,247	1,239
IXIS Real Estate Capital Trust
5.13%, 9/25/2035 (e)(f)	1,253	1,234
5.11%, 12/25/2035 (e)	445	445
JP Morgan Mortgage Acquisition Corp
5.13%, 7/25/2035 (e)(f)	6,528	6,449
5.02%, 8/25/2036 (e)	1,850	1,710
Morgan Stanley ABS Capital I
5.74%, 12/25/2034 (e)	1,500	1,298
5.12%, 9/25/2035 (e)	2,500	2,495
Morgan Stanley Home Equity Loans
5.04%, 2/25/2036 (e)	9,990	9,493
New Century Home Equity Loan Trust
5.16%, 3/25/2035 (e)	182	180
Option One Mortgage Loan Trust
5.92%, 5/25/2034 (e)	1,250	1,164
5.87%, 2/25/2035 (e)	600	526
5.09%, 5/25/2035 (e)	90	90
5.32%, 3/25/2037 (e)	4,325	2,731
Residential Asset Securities Corp
6.02%, 3/25/2035 (e)	1,050	853
5.07%, 5/25/2035 (e)	387	385
5.07%, 6/25/2035 (e)	722	722
5.14%, 7/25/2035 (e)(f)	4,961	4,952
5.02%, 9/25/2036 (e)	7,900	7,535
Saxon Asset Securities Trust
6.57%, 3/25/2035 (e)	1,800	1,730
Soundview Home Equity Loan Trust
4.96%, 7/25/2036 (e)(f)	6,450	6,392
Specialty Underwriting & Residential Finance
5.38%, 2/25/2035 (e)	677	654
WAMU Asset-Backed Certificates
5.04%, 5/25/2037 (e)	4,000	3,865
5.04%, 7/25/2047 (e)	6,850	6,340
Wells Fargo Home Equity Trust
5.37%, 4/25/2034 (e)	1,140	1,104

		151,273

Home Equity — Sequential (0.45%)
BNC Mortgage Loan Trust
5.04%, 7/25/2037 (e)	4,405	4,046
Countrywide Asset-Backed Certificates
5.39%, 4/25/2036	3,850	3,727
5.51%, 8/25/2036	3,235	3,112
Residential Asset Securities Corp
4.70%, 10/25/2031	530	527

		11,412

Home Furnishings (0.04%)
Sealy Mattress Co
8.25%, 6/15/2014	1,050	1,045

Independent Power Producer (0.09%)
NRG Energy Inc
7.25%, 2/1/2014	1,350	1,350
7.38%, 1/15/2017	300	298
Reliant Energy Inc
7.88%, 6/15/2017 (b)	650	656

		2,304

Industrial Automation & Robots (0.10%)
Intermec Inc
7.00%, 3/15/2008	2,500	2,494

Industrial Gases (0.01%)
Praxair Inc
6.50%, 3/1/2008	235	236

Insurance Brokers (0.16%)
Willis North America Inc
6.20%, 3/28/2017	3,950	3,986

Investment Companies (0.15%)
Canadian Oil Sands Ltd
4.80%, 8/10/2009 (c)	1,700	1,688
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Investment Companies (continued)
Xstrata Finance Dubai Ltd
5.85%, 11/13/2009 (c)(e)	$2,150	$2,143

		3,831

Investment Management & Advisory Services (0.13%)
Ameriprise Financial Inc
5.35%, 11/15/2010	55	56
7.52%, 6/1/2066 (e)	3,020	3,086

		3,142

Life & Health Insurance (1.01%)
Cigna Corp
7.00%, 1/15/2011	175	184
6.15%, 11/15/2036	1,640	1,609
Great West Life & Annuity Insurance Co
7.15%, 5/16/2046 (c)(e)	2,855	2,917
Hartford Life Global Funding Trusts
5.86%, 9/15/2009 (e)	3,475	3,471
Lincoln National Corp
5.35%, 4/6/2009 (e)(f)	4,200	4,189
5.65%, 8/27/2012 (b)	865	870
6.05%, 4/20/2067 (b)(e)	1,345	1,289
Pacific Life Global Funding
5.44%, 6/22/2011 (c)(e)	2,500	2,493
StanCorp Financial Group Inc
6.88%, 10/1/2012	1,065	1,144
Stingray Pass-Through Trust
5.90%, 1/12/2015 (c)	3,000	2,160
Sun Life Financial Global Funding LP
5.49%, 7/6/2010 (c)(e)	1,750	1,755
Unum Group
6.00%, 5/15/2008	2,200	2,200
5.86%, 5/15/2009	1,050	1,058

		25,339

Machinery — Construction & Mining (0.04%)
Terex Corp
7.38%, 1/15/2014	900	904

Machinery — General Industry (0.02%)
Stewart & Stevenson LLC
10.00%, 7/15/2014	475	488

Machinery — Material Handling (0.02%)
Columbus McKinnon Corp/NY
8.88%, 11/1/2013	500	520

Medical — Biomedical/Gene (0.12%)
Amgen Inc
5.85%, 6/1/2017 (c)	3,000	2,995

Medical — Drugs (0.24%)
Angiotech Pharmaceuticals Inc
9.37%, 12/1/2013 (e)	1,800	1,782
Elan Finance PLC/Elan Finance Corp
8.88%, 12/1/2013	850	852
9.70%, 12/1/2013 (e)	2,570	2,544
Valeant Pharmaceuticals International
7.00%, 12/15/2011	900	886

		6,064

Medical — HMO (0.78%)
Centene Corp
7.25%, 4/1/2014	750	748
Coventry Health Care Inc
5.88%, 1/15/2012	3,042	3,063
6.30%, 8/15/2014	2,500	2,540
5.95%, 3/15/2017	1,725	1,679
Health Net Inc
6.38%, 6/1/2017	3,690	3,645
Humana Inc
6.45%, 6/1/2016	325	332
UnitedHealth Group Inc
5.42%, 6/21/2010 (c)(e)	3,340	3,343
WellPoint Inc
5.85%, 1/15/2036	2,605	2,448
6.38%, 6/15/2037	1,900	1,932

		19,730

Medical — Hospitals (0.08%)
Community Health Systems Inc
8.88%, 7/15/2015 (c)(d)	1,100	1,114
HCA Inc/DE
9.25%, 11/15/2016 (c)	950	1,000

		2,114

Medical — Wholesale Drug Distribution (0.34%)
AmerisourceBergen Corp
5.63%, 9/15/2012	2,175	2,180
Cardinal Health Inc
5.50%, 10/2/2009 (c)(e)	3,800	3,807
5.65%, 6/15/2012 (c)	2,545	2,577

		8,564

Medical Instruments (0.15%)
Accellent Inc
10.50%, 12/1/2013	530	499
Boston Scientific Corp
6.00%, 6/15/2011	1,515	1,470
6.40%, 6/15/2016	1,841	1,721

		3,690

Medical Laboratory & Testing Service (0.02%)
Quest Diagnostics Inc
6.40%, 7/1/2017	595	615

Medical Products (0.23%)
Covidien International Finance SA
6.00%, 10/15/2017 (c)	2,910	2,949
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Medical Products (continued)
Covidien International Finance SA (continued)
6.55%, 10/15/2037 (c)	$2,740	$2,792

		5,741

Metal — Copper (0.05%)
Southern Copper Corp
7.50%, 7/27/2035	1,040	1,134

Metal — Diversified (0.16%)
Falconbridge Ltd
7.35%, 6/5/2012 (b)	500	539
5.38%, 6/1/2015	640	620
Freeport-McMoRan Copper & Gold Inc
8.25%, 4/1/2015	1,600	1,728
8.38%, 4/1/2017	500	548
Xstrata Canada Corp
7.25%, 7/15/2012	630	686

		4,121

Metal Processors & Fabrication (0.05%)
Commercial Metals Co
6.50%, 7/15/2017	1,090	1,136

Miscellaneous Manufacturers (0.03%)
Trimas Corp
9.88%, 6/15/2012 (b)	700	719

Money Center Banks (0.44%)
Comerica Capital Trust II
6.58%, 2/20/2037	2,705	2,439
Deutsche Bank AG/London
5.38%, 10/12/2012	2,500	2,524
Rabobank Capital Funding Trust
5.25%, 12/29/2049 (c)(e)	2,580	2,422
Unicredit Luxembourg Finance SA
6.00%, 10/31/2017 (c)	3,600	3,568

		10,953

Mortgage Backed Securities (23.17%)
ACT Depositor Corp
5.39%, 9/22/2041 (c)(e)	6,249	6,233
Adjustable Rate Mortgage Trust
5.44%, 2/25/2035 (e)	654	655
5.15%, 6/25/2035 (e)(f)	3,030	2,917
5.09%, 11/25/2035 (e)	1,600	1,602
5.14%, 8/25/2036 (e)(f)	7,080	6,835
Banc of America Commercial Mortgage Inc
0.15%, 7/10/2042	277,130	2,725
0.09%, 7/10/2043 (c)(e)	159,457	1,850
4.86%, 7/10/2043	3,000	2,867
4.97%, 7/10/2043	1,890	1,705
5.33%, 9/10/2045	4,775	4,785
5.31%, 10/10/2045 (e)	3,920	3,913
5.68%, 7/10/2046 (e)	3,750	3,735
Banc of America Funding Corp
5.08%, 7/20/2036 (e)	1,275	1,271
5.28%, 7/20/2036 (e)(f)	7,899	7,624
5.05%, 4/25/2037 (e)(f)	3,200	3,173
Bear Stearns Adjustable Rate Mortgage Trust
3.54%, 6/25/2034 (e)	855	846
5.08%, 8/25/2035 (e)	2,103	2,105
Bear Stearns Alt-A Trust
5.15%, 7/25/2035 (e)	538	534
5.03%, 11/25/2036 (e)(f)	1,375	1,359
5.04%, 4/25/2037 (e)(f)	1,041	1,027
Bear Stearns Asset Backed Securities Inc
5.10%, 4/25/2036 (e)(f)	3,890	3,696
Bear Stearns Commercial Mortgage Securities Inc
0.49%, 5/11/2039 (c)(e)	6,216	98
3.24%, 2/11/2041	782	770
Bear Stearns Mortgage Funding Trust
5.08%, 7/25/2036 (e)(f)(g)	9,495	9,175
Bella Vista Mortgage Trust
5.30%, 1/22/2045 (e)(f)	1,990	1,959
5.25%, 5/20/2045 (e)	1,077	1,062
Chase Commercial Mortgage Securities Corp
7.32%, 10/15/2032	4,000	4,191
Citigroup Commercial Mortgage Trust
0.52%, 10/15/2049 (e)	71,767	1,752
Citigroup/Deutsche Bank Commercial Mortgage Trust
0.45%, 10/15/2048 (e)	116,301	2,470
0.04%, 12/11/2049 (c)(e)	120,964	1,100
0.34%, 12/11/2049 (e)	98,813	1,653
0.38%, 12/11/2049 (c)(e)	227,982	5,780
Commercial Mortgage Pass Through Certificates
5.03%, 5/10/2043 (e)	2,000	1,833
0.05%, 12/10/2046 (e)	61,460	751
5.25%, 12/10/2046	3,500	3,484
Countrywide Alternative Loan Trust
5.09%, 5/25/2035 (e)	32	32
6.24%, 7/20/2035 (e)(g)	1,280	1,271
5.29%, 12/25/2035 (e)(f)	4,651	4,520
5.04%, 6/25/2036 (e)(f)	9,400	9,194
5.15%, 6/25/2036 (e)(f)	7,196	7,151
Countrywide Asset-Backed Certificates
5.41%, 11/25/2035 (e)	993	982
5.14%, 1/25/2036 (e)	6,000	5,917
Countrywide Home Loan Mortgage Pass Through Certificates
4.50%, 1/25/2033	11	11
4.59%, 12/19/2033 (e)	1,000	967
5.07%, 4/25/2046 (e)(f)	6,995	6,806
5.17%, 4/25/2046 (e)(f)	10,282	9,982
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
Credit Suisse Mortgage Capital Certificates
5.83%, 6/15/2038 (e)	$2,990	$3,045
0.58%, 9/15/2039 (c)	75,485	2,093
5.81%, 9/15/2039	4,380	4,414
0.07%, 12/15/2039	20,188	342
0.67%, 12/15/2039 (e)	94,560	2,920
CS First Boston Mortgage Securities Corp
6.25%, 12/16/2035	5,847	5,839
1.17%, 3/15/2036 (c)(e)	9,035	216
0.40%, 5/15/2036 (c)(e)	12,343	118
0.58%, 7/15/2036 (c)(e)	12,476	215
5.11%, 7/15/2036 (e)	2,450	2,394
0.14%, 11/15/2037 (c)(e)	22,584	448
7.66%, 9/15/2041 (e)	470	494
CW Capital Cobalt Ltd
5.17%, 8/15/2048	5,220	5,181
Deutsche ALT-A Securities Inc Alternate Mortgage Loan Trust
5.05%, 4/25/2036 (e)	8,275	8,182
First Union National Bank Commercial Mortgage Securities Inc
8.09%, 5/17/2032	700	747
6.14%, 2/12/2034	150	155
GE Capital Commercial Mortgage Corp
0.25%, 5/10/2014	164,370	1,904
5.61%, 4/10/2017 (e)	7,360	7,268
0.58%, 3/10/2040 (c)(e)	19,672	315
4.98%, 5/10/2043	5,780	5,560
GMAC Commercial Mortgage Securities Inc
0.81%, 3/10/2038 (c)(e)	9,283	213
Greenpoint Mortgage Funding Trust
5.14%, 6/25/2045 (e)	841	818
5.17%, 6/25/2045 (e)	774	751
Greenwich Capital Commercial Funding Corp
5.48%, 2/10/2017	2,443	2,391
0.31%, 6/10/2036 (c)(e)	101,420	882
5.91%, 7/10/2038 (e)	3,320	3,378
0.34%, 3/10/2039 (c)(e)	67,742	1,504
GS Mortgage Securities Corp
0.65%, 11/10/2039	37,954	1,517
GS Mortgage Securities Corp II
5.80%, 8/10/2045 (e)	3,765	3,791
GSR Mortgage Loan Trust
5.05%, 12/25/2035 (e)(f)	1,031	1,029
5.13%, 8/25/2046 (e)(f)	4,402	4,295
Harborview Mortgage Loan Trust
5.26%, 5/19/2047 (e)(f)	8,097	8,019
HSI Asset Securitization Corp Trust
5.05%, 8/25/2035 (e)	874	874
Impac CMB Trust
6.13%, 10/25/2033 (e)	363	363
5.25%, 1/25/2035 (e)	685	679
5.18%, 4/25/2035 (e)	659	650
5.30%, 4/25/2035 (e)	502	489
5.17%, 8/25/2035 (e)	808	796
5.38%, 8/25/2035 (e)	2,440	2,285
5.12%, 4/25/2037 (e)(g)	5,600	5,460
Impac Secured Assets CMN Owner Trust
5.14%, 12/25/2031 (e)	491	501
5.03%, 3/25/2037 (e)(f)	4,000	3,958
Indymac Index Mortgage Loan Trust
5.17%, 4/25/2034 (e)	418	410
5.10%, 4/25/2035 (e)	924	904
5.20%, 4/25/2035 (e)	654	633
5.13%, 6/25/2035 (e)(f)	7,444	7,338
5.43%, 7/25/2035 (e)	5,995	5,983
5.17%, 8/25/2035 (e)	1,251	1,230
5.05%, 1/25/2037 (e)(f)	3,744	3,680
5.11%, 6/25/2037 (e)(g)	6,967	6,771
JP Morgan Alternative Loan Trust
5.02%, 3/25/2037 (e)	7,458	7,391
JP Morgan Chase Commercial Mortgage Securities
0.50%, 10/12/2035 (c)(e)	24,374	817
5.02%, 1/12/2037	755	707
5.12%, 9/12/2037 (e)	1,300	1,182
0.50%, 10/12/2037 (c)(e)	38,208	1,588
1.11%, 1/12/2039 (c)(e)	9,815	273
5.45%, 6/12/2041 (e)	4,005	3,897
0.23%, 1/15/2042 (c)(e)	25,274	420
4.78%, 7/15/2042	4,170	3,933
5.59%, 5/12/2045 (e)	2,765	2,734
5.44%, 5/15/2045 (e)	4,825	4,717
5.62%, 5/15/2045 (e)	1,350	1,207
5.30%, 5/15/2047 (e)	5,255	5,229
5.82%, 6/15/2049 (e)	3,530	3,550
6.10%, 2/12/2051 (e)	4,000	4,013
6.20%, 2/12/2051 (c)	3,005	2,920
JP Morgan Mortgage Trust
5.30%, 7/25/2035	2,500	2,491
4.95%, 11/25/2035 (e)	6,840	6,778
5.29%, 4/25/2036 (e)	2,655	2,664
5.82%, 6/25/2036 (e)	5,382	5,397
5.82%, 6/25/2036 (e)	1,825	1,866
5.97%, 6/25/2036 (e)	1,516	1,521
5.95%, 8/25/2036 (e)	8,600	8,709
6.00%, 8/25/2036 (e)	3,127	3,136
5.57%, 10/25/2036 (e)	9,732	9,589
5.72%, 4/25/2037 (e)(g)	2,900	2,905
5.72%, 4/25/2037 (e)	2,895	2,915
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
LB-UBS Commercial Mortgage Trust
4.90%, 6/15/2026	$136	$135
6.37%, 12/15/2028	400	416
5.74%, 6/15/2032	3,395	3,434
0.61%, 3/15/2034 (c)(e)	60,838	490
0.33%, 3/15/2036 (c)(e)	7,128	191
1.12%, 3/15/2036 (c)(e)	5,962	143
0.66%, 8/15/2036 (c)(e)	9,637	162
5.41%, 9/15/2039 (e)	1,200	1,172
0.49%, 2/15/2040 (e)	14,893	482
5.46%, 2/15/2040 (e)	200	195
5.48%, 2/15/2040 (e)	3,400	3,254
5.49%, 2/15/2040 (e)	5,805	5,687
0.17%, 7/15/2040 (c)	72,555	1,504
6.24%, 7/17/2040 (e)	3,540	3,457
Lehman XS Trust
5.09%, 6/25/2047 (e)(g)	10,447	10,388
Luminent Mortgage Trust
5.06%, 5/25/2046 (e)(f)	3,091	3,012
Merrill Lynch Alternative Note Asset Trust
5.08%, 4/25/2037 (e)(g)	8,225	7,673
Merrill Lynch Mortgage Investors Inc
4.99%, 8/25/2035 (e)	142	143
5.22%, 8/25/2036 (e)	414	408
Merrill Lynch Mortgage Trust
5.78%, 8/12/2016	4,170	4,183
5.61%, 5/12/2039 (e)	4,065	4,114
5.66%, 5/12/2039 (e)	2,960	2,967
0.52%, 2/12/2042 (e)	25,594	274
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.46%, 7/12/2046 (e)	2,570	2,516
0.55%, 8/12/2048 (e)	40,970	1,594
0.06%, 12/12/2049 (e)	36,888	538
0.67%, 12/12/2049 (e)	134,727	4,085
5.11%, 12/12/2049 (e)	4,085	4,046
5.39%, 12/12/2049 (e)	2,400	2,116
Morgan Stanley Capital I
7.11%, 4/15/2033	91	94
0.43%, 4/14/2040 (c)(e)	16,510	248
0.97%, 1/13/204l (c)(e)	5,942	186
5.11%, 5/24/2043 (c)(e)(g)	4,600	4,399
0.04%, 12/15/2043 (c)(e)	43,682	573
5.25%, 8/25/2046 (e)(f)(g)	5,500	4,087
5.63%, 4/12/2049 (e)	4,365	4,360
5.81%, 4/12/2049	3,800	3,532
Morgan Stanley Dean Witter Capital I
6.54%, 2/15/2031	20	21
6.20%, 7/15/2033	84	84
0.72%, 4/15/2034 (c)(e)	2,909	30
Nationslink Funding Corp
7.23%, 6/20/2031	76	77
Nomura Asset Acceptance Corp
5.22%, 2/25/2035 (e)	417	416
Residential Accredit Loans Inc
5.02%, 2/25/2037 (e)(g)	3,581	3,469
5.06%, 7/25/2037 (e)(g)	9,550	9,266
Sequoia Mortgage Trust
5.68%, 2/20/2034 (e)(f)	3,204	3,164
5.23%, 2/20/2035 (e)	850	831
Specialty Underwriting & Residential Finance
5.10%, 3/25/2036 (e)	1,086	1,077
Structured Adjustable Rate Mortgage Loan Trust
4.67%, 7/25/2034 (e)	2,300	2,280
5.57%, 8/25/2034 (e)	3,646	3,632
5.12%, 3/25/2035 (e)	534	533
5.25%, 12/25/2035	2,134	2,131
5.25%, 2/25/2036 (e)	2,969	2,962
5.06%, 7/25/2037 (e)(f)	8,379	8,141
Structured Asset Mortgage Investments Inc
5.17%, 5/25/2045 (e)	822	816
5.18%, 9/25/2045 (e)	1,106	1,100
Structured Asset Securities Corp
5.86%, 11/25/2035 (e)(g)	3,718	3,613
5.50%, 6/25/2036 (e)	5,000	4,893
Thornburg Mortgage Securities Trust
5.13%, 10/25/2035 (e)	3,656	3,647
5.44%, 6/25/2044 (e)	3,787	3,786
Wachovia Bank Commercial Mortgage Trust
0.21%, 11/15/2035 (c)	65,526	656
0.43%, 10/15/2041 (c)(e)	54,406	757
0.26%, 3/15/2042 (c)(e)	93,407	921
4.94%, 4/15/2042	5,535	5,306
5.25%, 12/15/2043	3,550	3,520
5.48%, 12/15/2043	1,115	1,024
5.60%, 12/15/2043	2,960	2,601
4.52%, 5/15/2044	3,665	3,601
5.69%, 3/15/2045 (e)	1,569	1,443
5.80%, 7/15/2045	5,000	5,011
5.90%, 2/15/2051 (e)	4,000	4,091
WaMu Mortgage Pass Through Certificates
5.51%, 12/25/2027 (e)(f)	6,040	5,986
3.97%, 3/25/2033	449	447
3.80%, 6/25/2034 (e)	1,345	1,318
4.67%, 5/25/2035 (e)	945	934
5.70%, 6/25/2037 (e)	2,427	2,409
5.61%, 7/25/2044 (e)	678	669
5.18%, 1/25/2045 (e)	601	590
5.24%, 1/25/2045 (e)(f)	1,134	1,112
5.27%, 1/25/2045 (e)(f)	9,625	9,499
5.40%, 1/25/2045 (e)	2,139	1,800
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
WaMu Mortgage Pass Through Certificates (continued)
5.10%, 4/25/2045 (e)	$452	$443
5.14%, 4/25/2045 (e)	452	440
5.16%, 7/25/2045 (e)	1,041	1,016
5.12%, 11/25/2045 (e)	1,583	1,575
5.25%, 11/25/2045 (e)(f)	7,089	7,053
5.09%, 8/25/2046 (e)(f)	2,500	2,468
Washington Mutual Alternative Mortgage
5.05%, 1/25/2047 (e)	5,612	5,425
Washington Mutual Asset Securities Corp
3.83%, 1/25/2035 (c)	2,279	2,230
Wells Fargo Mortgage Backed Securities
5.17%, 1/25/2034 (e)	1,506	1,502
4.19%, 3/25/2035 (e)	2,933	2,896
4.99%, 10/25/2035 (e)	1,945	1,945

		583,274

Multi-Line Insurance (0.78%)
Allstate Corp/The
6.13%, 5/15/2037 (b)(e)	1,400	1,369
AXA SA
6.38%, 12/29/2049 (b)(c)(e)	910	829
6.46%, 12/31/2049 (c)(e)	910	846
CNA Financial Corp
6.00%, 8/15/2011	1,875	1,899
Genworth Financial Inc
6.15%, 11/15/2066 (e)	2,650	2,473
ING Groep NV
5.78%, 12/8/2035	3,125	3,018
Metropolitan Life Global Funding I
5.84%, 3/17/2009 (c)(e)	1,625	1,624
5.56%, 5/17/2010 (c)	5,750	5,703
XL Capital Ltd 6.500%
6.50%, 12/31/2049 (e)	1,885	1,751

		19,512

Multimedia (0.60%)
Can West Media Inc
8.00%, 9/15/2012	500	487
News America Inc
6.63%, 1/9/2008	1,875	1,879
6.20%, 12/15/2034	955	926
Time Warner Inc
5.73%, 11/13/2009 (e)(f)	3,200	3,181
Viacom Inc
6.04%, 6/16/2009 (e)(f)	3,650	3,638
5.75%, 4/30/2011	1,140	1,151
Walt Disney Co/The
5.82%, 9/10/2009 (e)(f)	3,950	3,937

		15,199

Music (0.04%)
WMG Acquisition Corp
7.38%, 4/15/2014	1,000	887

Mutual Insurance (0.07%)
Liberty Mutual Group Inc
7.00%, 3/15/2037 (c)(e)	2,000	1,880

Non-Hazardous Waste Disposal (0.10%)
Oakmont Asset Trust
4.51%, 12/22/2008 (c)	1,600	1,590
Waste Management Inc
5.00%, 3/15/2014	10	10
WCA Waste Corp
9.25%, 6/15/2014	825	854

		2,454

Office Automation & Equipment (0.18%)
Xerox Corp
5.50%, 5/15/2012	1,895	1,896
6.40%, 3/15/2016	775	794
6.75%, 2/1/2017	1,720	1,795

		4,485

Office Furnishings — Original (0.05%)
Steelcase Inc
6.50%, 8/15/2011	1,290	1,327

Oil — Field Services (0.22%)
BJ Services Co
5.75%, 6/1/2008 (e)	3,875	3,879
Halliburton Co
5.50%, 10/15/2010	1,655	1,681

		5,560

Oil & Gas Drilling (0.14%)
Transocean Inc
5.87%, 9/5/2008 (e)(f)	3,400	3,394

Oil Company — Exploration & Production (1.29%)
Anadarko Petroleum Corp
6.09%, 9/15/2009 (e)	4,075	4,057
Chesapeake Energy Corp
7.63%, 7/15/2013 (b)	1,250	1,306
7.50%, 9/15/2013	1,750	1,798
Citic Resources Finance Ltd
6.75%, 5/15/2014 (c)	1,250	1,200
Compton Petroleum Finance Corp
7.63%, 12/1/2013	650	622
EnCana Corp
6.30%, 11/1/2011	175	182
Husky Oil Co
7.55%, 11/15/2016	325	362
Newfield Exploration Co
6.63%, 9/1/2014	1,860	1,827
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Oil Company — Exploration & Production (continued)
Nexen Inc
5.05%, 11/20/2013	$5,070	$4,929
7.88%, 3/15/2032	500	587
6.40%, 5/15/2037	1,825	1,816
Occidental Petroleum Corp
4.00%, 11/30/2007	460	459
PetroHawk Energy Corp
9.13%, 7/15/2013	650	690
Pioneer Natural Resources Co
6.65%, 3/15/2017	2,500	2,356
Plains Exploration & Production Co
7.75%, 6/15/2015	1,100	1,095
Swift Energy Co
7.63%, 7/15/2011	565	571
7.13%, 6/1/2017	3,405	3,273
Western Oil Sands Inc
8.38%, 5/1/2012	1,530	1,700
XTO Energy Inc
7.50%, 4/15/2012	190	207
5.90%, 8/1/2012 (b)	2,000	2,053
6.25%, 4/15/2013	235	244
5.65%, 4/1/2016	1,145	1,140

		32,474

Oil Company — Integrated (0.43%)
ConocoPhillips Holding Co
6.95%, 4/15/2029	100	114
Husky Energy Inc
6.25%, 6/15/2012	2,275	2,352
6.15%, 6/15/2019	1,240	1,252
6.80%, 9/15/2037	1,600	1,676
Petrobras International Finance Co
5.88%, 3/1/2018	2,600	2,555
8.38%, 12/10/2018	600	705
Petro-Canada
5.95%, 5/15/2035	1,210	1,158
Petronas Capital Ltd
7.88%, 5/22/2022 (c)	545	662
Suncor Energy Inc
6.50%, 6/15/2038	445	466

		10,940

Oil Field Machinery & Equipment (0.03%)
Complete Production Services Inc
8.00%, 12/15/2016	750	727

Oil Refining & Marketing (0.48%)
Premcor Refining Group Inc/The
6.75%, 2/1/2011	1,675	1,740
9.50%, 2/1/2013	1,900	2,003
Tesoro Corp
6.25%, 11/1/2012	3,415	3,389
6.63%, 11/1/2015	1,115	1,107
6.50%, 6/1/2017 (c)	1,475	1,457
Valero Energy Corp
4.75%, 6/15/2013	957	921
4.75%, 4/1/2014 (b)	1,500	1,427

		12,044

Paper & Related Products (0.14%)
Alto Parana SA
6.38%, 6/9/2017 (c)	2,290	2,334
Bowater Inc
8.69%, 3/15/2010 (e)	1,200	1,098
Celulosa Arauco y Constitucion SA
5.13%, 7/9/2013	205	200

		3,632

Pharmacy Services (0.21%)
Medco Health Solutions Inc
7.25%, 8/15/2013	3,285	3,476
Omnicare Inc
6.75%, 12/15/2013	250	241
6.88%, 12/15/2015	1,600	1,536

		5,253

Physician Practice Management (0.03%)
US Oncology Holdings Inc
10.76%, 3/15/2012 (c)(e)	300	264
US Oncology Inc
9.00%, 8/15/2012	600	601

		865

Pipelines (0.99%)
Boardwalk Pipelines LLC
5.50%, 2/1/2017	540	518
CenterPoint Energy Resources Corp
6.13%, 11/1/2017	800	802
6.63%, 11/1/2037	800	803
Consolidated Natural Gas Co
5.00%, 3/1/2014	250	241
El Paso Natural Gas Co
5.95%, 4/15/2017 (c)	1,115	1,092
Enbridge Energy Partners LP
4.00%, 1/15/2009	388	382
Enbridge Inc
5.80%, 6/15/2014	2,600	2,628
Holly Energy Partners LP
6.25%, 3/1/2015	1,000	935
Kinder Morgan Energy Partners LP
5.85%, 9/15/2012	3,500	3,556
National Fuel Gas Co
5.25%, 3/1/2013	350	349
Northwest Pipeline Corp
6.63%, 12/1/2007	1,295	1,295
5.95%, 4/15/2017	1,345	1,338
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Pipelines (continued)
ONEOK Partners LP
5.90%, 4/1/2012	$2,150	$2,195
Pacific Energy
6.25%, 9/15/2015	4,500	4,424
Southern Natural Gas Co
5.90%, 4/1/2017 (c)	1,805	1,768
TEPPCO Partners LP
7.63%, 2/15/2012	1,080	1,160
Transportadora de Gas del Sur SA
7.88%, 5/14/2017 (b)(c)	1,700	1,553

		25,039

Poultry (0.03%)
Pilgrim’s Pride Corp
7.63%, 5/1/2015	625	628

Printing — Commercial (0.08%)
Cadmus Communications Corp
8.38%, 6/15/2014	750	694
Sheridan Group Inc/The
10.25%, 8/15/2011	650	666
Valassis Communications Inc
8.25%, 3/1/2015 (b)	750	632

		1,992

Private Corrections (0.07%)
Corrections Corp of America
7.50%, 5/1/2011	1,750	1,772

Property & Casualty Insurance (0.39%)
Arch Capital Group Ltd
7.35%, 5/1/2034	1,465	1,610
Chubb Corp
6.38%, 3/29/2037 (e)	2,005	1,974
Crum & Forster Holdings Corp
7.75%, 5/1/2017	1,000	993
Markel Corp
7.35%, 8/15/2034	135	140
Progressive Corp/The
6.70%, 6/15/2037	1,700	1,668
Travelers Cos Inc/The
6.25%, 3/15/2067 (e)	1,730	1,680
WR Berkley Corp
6.25%, 2/15/2037	1,820	1,699

		9,764

Publishing — Newspapers (0.01%)
Block Communications Inc
8.25%, 12/15/2015 (c)	350	352

Publishing — Periodicals (0.24%)
Dex Media East LLC/Dex Media East Finance Co
12.13%, 11/15/2012	4,000	4,255
Dex Media West LLC/Dex Media Finance Co
9.88%, 8/15/2013	500	533
Idearc Inc
8.00%, 11/15/2016	1,200	1,203

		5,991

Quarrying (0.04%)
Compass Minerals International Inc
0.00%, 6/1/2013 (a)(e)	1,000	1,007

Radio (0.04%)
Entercom Radio LLC/Entercom Capital Inc
7.63%, 3/1/2014	1,000	995

Real Estate Operator & Developer (0.13%)
Duke Realty LP
5.63%, 8/15/2011	980	980
Regency Centers LP
8.45%, 9/1/2010	940	1,017
5.88%, 6/15/2017	1,235	1,202

		3,199

Regional Banks (1.27%)
BAC Capital Trust XIII
6.09%, 3/15/2043 (e)	3,640	3,340
BAC Capital Trust XIV
5.63%, 3/15/2043 (e)	2,385	2,250
Bank of America Corp
5.46%, 8/2/2010 (e)	3,290	3,278
Capital One Financial Corp
6.00%, 9/10/2009 (e)(f)	3,500	3,447
5.70%, 9/15/2011	1,570	1,553
Fifth Third Bancorp
3.38%, 8/15/2008	350	345
First Union Institutional Capital I
8.04%, 12/1/2026	1,000	1,041
Keycorp
4.96%, 5/26/2009 (e)(f)	3,000	3,003
PNC Funding Corp
5.10%, 1/31/2012 (e)(f)	4,625	4,563
SunTrust Preferred Capital I
5.85%, 12/31/2049 (e)	1,580	1,551
Wachovia Corp
5.63%, 12/15/2008	865	867
6.38%, 2/1/2009	365	369
Wells Fargo & Co
3.12%, 8/15/2008	465	457
5.72%, 8/20/2010 (e)	1,865	1,865
Wells Fargo Capital X
5.95%, 12/15/2036	4,310	4,051

		31,980

Reinsurance (0.31%)
Endurance Specialty Holdings Ltd
7.00%, 7/15/2034	3,350	3,184
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Reinsurance (continued)
PartnerRe Finance II
6.44%, 12/1/2066 (e)	$1,320	$1,228
Platinum Underwriters Finance Inc
7.50%, 6/1/2017	3,170	3,381

		7,793

REITS — Apartments (0.18%)
Archstone-Smith Operating Trust
6.50%, 2/15/2012	750	809
AvalonBay Communities Inc
5.50%, 1/15/2012 (b)	1,785	1,784
BRE Properties Inc
5.50%, 3/15/2017	1,740	1,647
UDR Inc
6.50%, 6/15/2009	395	407

		4,647

REITS — Diversified (0.35%)
iStar Financial Inc
6.03%, 9/15/2009 (e)	2,425	2,337
6.07%, 3/9/2010 (e)	3,425	3,236
5.85%, 3/15/2017	3,500	3,123

		8,696

REITS — Healthcare (0.61%)
HCP Inc
6.14%, 9/15/2008 (e)(f)	4,500	4,493
5.65%, 12/15/2013	2,900	2,807
6.00%, 1/30/2017	1,750	1,689
Nationwide Health Properties Inc
6.50%, 7/15/2011	585	595
6.25%, 2/1/2013	5,700	5,738

		15,322

REITS — Hotels (0.18%)
Hospitality Properties Trust
5.13%, 2/15/2015	825	765
6.30%, 6/15/2016	1,800	1,778
6.70%, 1/15/2018	2,000	2,018

		4,561

REITS — Office Property (0.27%)
Brandywine Operating Partnership LP
5.63%, 12/15/2010	2,325	2,319
5.70%, 5/1/2017	1,945	1,837
Highwoods Properties Inc
5.85%, 3/15/2017	1,245	1,172
HRPT Properties Trust
6.29%, 3/16/201l (e)	1,408	1,394

		6,722

REITS — Regional Malls (0.16%)
Simon Property Group LP
6.38%, 11/15/2007	3,750	3,751
4.60%, 6/15/2010	375	368

		4,119

REITS — Shopping Centers (0.15%)
Developers Diversified Realty Corp
5.38%, 10/15/2012	2,560	2,528
Federal Realty Investment Trust
6.20%, 1/15/2017	1,170	1,170

		3,698

REITS — Single Tenant (0.04%)
National Retail Properties Inc
6.88%, 10/15/2017	935	935

REITS — Warehouse & Industrial (0.19%)
Prologis
5.75%, 8/24/2009 (e)	4,800	4,813

Rental — Auto & Equipment (0.73%)
Erac USA Finance Co
5.23%, 4/30/2009 (c)(e)(f)	6,350	6,317
5.75%, 8/28/2009 (c)(e)	1,900	1,909
5.90%, 11/15/2015 (c)	3,750	3,654
6.38%, 10/15/2017 (c)	2,600	2,595
7.00%, 10/15/2037 (c)	2,600	2,558
United Rentals North America Inc
6.50%, 2/15/2012	1,200	1,242

		18,275

Retail — Apparel & Shoe (0.03%)
Collective Brands Inc
8.25%, 8/1/2013	850	840

Retail — Automobile (0.11%)
Asbury Automotive Group Inc
8.00%, 3/15/2014	750	731
AutoNation Inc
7.24%, 4/15/2013 (e)	1,000	978
Penske Auto Group Inc
7.75%, 12/15/2016	1,150	1,118

		2,827

Retail — Discount (0.01%)
Target Corp
5.38%, 6/15/2009	80	80
5.88%, 3/1/2012	280	289

		369

Retail — Drug Store (0.26%)
CVS Caremark Corp
5.92%, 6/ 1/2010 (e)	4,710	4,674
Rite Aid Corp
8.13%, 5/ 1/2010	1,450	1,459
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Retail — Drug Store (continued)
Rite Aid Corp (continued)
9.50%, 6/15/2017 (c)	$355	$328

		6,461

Retail — Petroleum Products (0.20%)
Petro Stopping Centers LP / Petro Finance
9.00%, 2/15/2012	4,730	4,943

Retail — Propane Distribution (0.10%)
Amerigas Partners LP/AmeriGas Finance Corp
7.25%, 5/20/2015	550	544
AmeriGas Partners LP/AP Eagle Finance Corp
7.13%, 5/20/2016	450	440
Inergy LP/Inergy Finance Corp
6.88%, 12/15/2014	500	490
8.25%, 3/1/2016	500	523
Suburban Propane Partners LP/Suburban
Energy Finance Corp
6.88%, 12/15/2013	400	390

		2,387

Retail — Regional Department Store (0.03%)
JC Penney Corp Inc
6.50%, 12/15/2007	700	701

Retail — Restaurants (0.10%)
Darden Restaurants Inc
6.20%, 10/15/2017	1,690	1,716
Landry’s Restaurants Inc
9.50%, 12/15/2014	700	674

		2,390

Rubber — Tires (0.08%)
Goodyear Tire & Rubber Co/The
11.25%, 3/1/2011	1,000	1,070
8.63%, 12/1/2011	801	853

		1,923

Satellite Telecommunications (0.21%)
Intelsat Corp
6.38%, 1/15/2008	3,750	3,741
Intelsat Subsidiary Holding Co Ltd
8.25%, 1/15/2013 (e)	1,515	1,526

		5,267

Savings & Loans — Thrifts (0.15%)
Washington Mutual Inc
5.54%, 1/15/2010 (e)	3,750	3,680
5.25%, 9/15/2017	205	178

		3,858

Schools (0.04%)
Knowledge Learning Corp Inc
7.75%, 2/1/2015 (c)	970	948
Seismic Data Collection (0.03%)
Cie Generale de Geophysique-Veritas
7.50%, 5/15/2015	810	826

Sovereign (0.19%)
Chile Government International Bond
5.41%, 1/28/2008 (e)	1,000	1,000
Colombia Government International Bond
8.25%, 12/22/2014	750	857
7.38%, 9/18/2037 (b)	1,660	1,896
Mexico Government International Bond
5.94%, 1/13/2009 (e)	1,135	1,144

		4,897

Sovereign Agency (0.03%)
Federal National Mortgage Association
5.25%, 1/15/2009 (b)	350	353
7.25%, 1/15/2010	250	265
6.00%, 5/15/201l (b)	75	79

		697

Special Purpose Banks (0.12%)
Korea Development Bank
4.25%, 11/13/2007 (b)	25	25
5.58%, 10/20/2009 (e)	760	760
5.37%, 4/3/2010 (e)(f)	2,335	2,328

		3,113

Special Purpose Entity (1.22%)
AGFC Capital Trust I
6.00%, 1/15/2067 (c)(e)	835	787
BAE Systems Holdings Inc
6.40%, 12/15/201l(c)	3,305	3,430
5.20%, 8/15/2015 (c)	3,420	3,286
Capital One Capital IV
6.75%, 2/17/2037 (b)	1,640	1,443
Hexion US Finance Corp/Hexion Nova Scotia Finance
9.75%, 11/15/2014	425	466
Independencia International Ltd
9.88%, 1/31/2017 (c)	500	513
John Hancock Global Funding II
5.40%, 4/3/2009(c)(e)	2,550	2,559
JP Morgan Chase Capital XXII
6.45%, 2/2/2037	750	694
Petroplus Finance Ltd
7.00%, 5/1/2017 (c)(d)	700	658
QBE Capital Funding II LP
6.80%, 6/29/2049 (c)(d)(e)	1,865	1,824
Regency Energy Partners LP/Regency Energy Finance Corp
8.38%, 12/15/2013	1,757	1,849
Rockies Express Pipeline LLC
6.44%, 8/20/2009 (c)(e)	2,260	2,260
Santander Finance Preferred SA Uniperso
6.67%, 10/24/2017 (b)(c)(e)	1,500	1,494
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Special Purpose Entity (continued)
SMFG Preferred Capital USD 1 Ltd
6.08%, 1/29/2049 (c)(e)	$2,740	$2,563
Swiss Re Capital I LP
6.85%, 5/29/2049 (c)(e)	1,925	1,942
TransCapitallnvest Ltd
5.67%, 3/5/2014 (c)	1,840	1,777
Universal City Development Partners
11.75%, 4/1/2010	1,000	1,050
USB Realty Corp
6.09%, 12/22/2049 (c)(e)	985	954
Williams Cos Inc Credit Linked Certificates
8.61%, 5/1/2009 (c)(e)	1,200	1,212

		30,761

Specified Purpose Acquisition (0.07%)
ESI Tractebel Acquisition Corp
7.99%, 12/30/2011	1,750	1,790

Steel — Producers (0.22%)
Ispat Inland ULC
9.75%, 4/1/2014	1,900	2,068
Steel Dynamics Inc
7.38%, 11/1/2012 (c)	2,600	2,600
6.75%, 4/1/2015 (c)	1,000	958

		5,626

Steel — Specialty (0.06%)
GTL Trade Finance Inc
7.25%, 10/20/2017 (c)(e)	1,580	1,600

Steel Pipe & Tube (0.03%)
Mueller Water Products Inc
7.38%, 6/1/2017	725	674

Supranational Bank (0.01%)
Corp Andina de Fomento
6.88%, 3/15/2012	210	223

Telecommunication Services (0.24%)
Globo Comunicacoes e Participacoes SA
7.25%, 4/26/2022 (b)(c)	1,155	1,143
MasTec Inc
7.63%, 2/1/2017	900	873
Qwest Corp
7.88%, 9/1/2011	1,000	1,055
Telcordia Technologies Inc
8.99%, 7/15/2012 (c)(e)	2,020	1,868
West Corp
9.50%, 10/15/2014	1,000	1,028

		5,967

Telephone — Integrated (1.05%)
AT&T Corp
7.30%, 11/15/2011 (e)	2,070	2,234
Deutsche Telekom International Finance
5.39%, 3/23/2009 (e)	3,175	3,173
France Telecom SA
7.75%, 3/1/2011 (e)	3,390	3,660
KT Corp
4.88%, 7/15/2015 (c)	700	665
Qwest Communications International Inc
9.06%, 2/15/2009 (e)	1,050	1,055
Royal KPN NV
8.00%, 10/1/2010	1,075	1,157
Sprint Nextel Corp
5.60%, 6/28/2010 (e)	2,500	2,492
Telecom Italia Capital SA
5.84%, 2/1/201l (e)	845	842
5.82%, 7/18/201l (e)	2,175	2,174
Telefonica Emisiones SAU
5.89%, 6/19/2009 (e)	2,200	2,201
5.98%, 6/20/2011	1,415	1,451
5.69%, 2/4/2013 (a)(d)(e)	2,075	2,045
5.86%, 2/4/2013 (d)	1,670	1,706
Telefonica Europe BV
7.75%, 9/15/2010	760	814
Telefonos de Mexico SAB de CV
4.50%, 11/19/2008	765	759

		26,428

Television (0.12%)
Allbritton Communications Co
7.75%, 12/15/2012	750	761
British Sky Broadcasting Group PLC
6.88%, 2/23/2009	380	389
Univision Communications Inc
9.75%, 3/15/2015 (b)(c)	1,235	1,210
Videotron Ltee
6.88%, 1/15/2014	725	723

		3,083

Theaters (0.02%)
AMC Entertainment Inc
8.63%, 8/15/2012	500	519

Tobacco (0.21%)
Reynolds American Inc
7.25%, 6/1/2013	3,950	4,196
6.75%, 6/15/2017	975	1,005

		5,201

Tools — Hand Held (0.13%)
Snap-On Inc
5.38%, 1/12/2010 (e)(f)	3,200	3,191

Transport — Rail (0.13%)
CSX Corp
6.25%, 3/15/2018	3,000	3,022
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Transport — Rail (continued)
Union Pacific Corp
4.70%, 1/ 2/2024	$182	$175
6.63%, 2/1/2029	45	46

		3,243

Transport — Services (0.20%)
FedEx Corp
3.50%, 4/1/2009	260	254
TGI INTERNATIONAL LTD
9.50%, 10/3/2017 (b)(c)(d)	4,545	4,755

		5,009

Travel Services (0.04%)
Travelport LLC
9.88%, 9/1/2014	500	515
10.25%, 9/1/2014 (e)	450	452

		967

Wire & Cable Products (0.08%)
Coleman Cable Inc
9.88%, 10/1/2012	1,250	1,231
Superior Essex Communications LLC/Essex Group
9.00%, 4/15/2012	850	840

		2,071

Wireless Equipment (0.07%)
American Tower Corp
7.00%, 10/15/2017 (c)	1,250	1,278
Motorola Inc
4.61%, 11/16/2007	465	465

		1,743

TOTAL BONDS		$2,139,879

SENIOR FLOATING RATE INTERESTS (0.62%)
Auto/Truck Parts & Equipment — Replacement (0.10%)
Allison Transmission Inc, Term Loan B
0.00%, 8/7/2014 (e)(i)	2,500	2,429

Chemicals — Diversified (0.08%)
Lyondell Chemical Company, Term Loan B
0.00%, 9/30/2013 (e)(i)	2,000	1,987

Data Processing & Management (0.10%)
First Data Corporation, Term Loan B1
7.48%, 12/24/2014 (e)	1,000	962
First Data Corporation, Term Loan B2
7.48%, 9/24/2014 (e)	750	723
First Data Corporation, Term Loan B3
7.48%, 9/24/2014 (e)	1,000	965

		2,650

Electric — Integrated (0.05%)
Texas Competitive Electric Holdings Company, Term Loan B
0.00%, 10/29/2014 (e)(i)	1,295	1,295

Retail — Building Products (0.21%)
HD Supply Inc, Term Loan B
0.00%, 8/30/2012 (e)(i)	5,200	5,200

Satellite Telecommunications (0.08%)
Telesat Canada Inc, Term Loan B
0.00%, 9/1/2014 (e)(i)	2,000	1,982

TOTAL SENIOR FLOATING RATE INTERESTS		$15,543

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (53.22%)
Federal Home Loan Mortgage Corporation
(FHLMC) (18.57%)
4.50%, 11/1/2022 (j)	19,255	18,617
5.00%, 11/1/2022 (j)	5,025	4,950
5.50%, 11/1/2022 (j)	3,050	3,054
5.00%, 11/1/2037 (j)	52,550	50,432
5.50%, 11/1/2037 (j)	118,050	116,205
6.00%, 11/1/2037 (j)	121,565	122,325
6.50%, 11/1/2037 (j)	10,000	10,241
6.00%, 12/1/2037 (j)	11,250	11,310
5.50%, 4/1/2009	23	24
5.50%, 8/1/2009	67	68
4.50%, 12/1/2009	681	672
4.50%, 4/1/2011	2,661	2,610
7.00%, 8/1/2016	12	12
6.50%, 6/1/2017	582	598
6.00%, 7/1/2017	217	221
5.50%, 3/1/2018	493	495
5.50%, 4/1/2018	3,732	3,751
5.00%, 5/1/2018	3,450	3,413
5.00%, 10/1/2018	2,098	2,076
5.50%, 12/1/2018	9	9
5.00%, 1/1/2019	3,389	3,350
6.00%, 3/1/2022	596	605
6.00%, 7/1/2023	1,913	1,940
5.50%, 6/ 1/2024	2,956	2,940
5.00%, 2/1/2026	11,568	11,248
6.00%, 6/1/2028	37	38
6.00%, 1/1/2029	14	14
6.50%, 3/1/2029	62	64
6.50%, 3/1/2029	10	10
6.50%, 5/1/2029	91	94
7.00%, 12/1/2029	39	40
7.00%, 6/1/2030	29	31
7.50%, 9/1/2030	15	15
7.50%, 9/1/2030	11	11
8.00%, 9/1/2030	130	138
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)
8.00%, 11/1/2030	$—	$1
7.00%, 12/1/2030	47	49
7.50%, 12/1/2030	3	3
7.50%, 1/1/2031	60	63
6.00%, 3/1/2031	104	105
7.50%, 3/1/2031	22	24
6.00%, 4/1/2031	21	21
6.50%, 4/1/2031	49	51
6.50%, 6/1/2031	4	4
7.00%, 6/1/2031	2	2
6.50%, 9/1/2031	53	54
7.00%, 9/1/2031	13	13
6.00%, 12/1/2031	540	546
6.00%, 2/1/2032	11	11
6.50%, 2/1/2032	36	37
6.50%, 2/1/2032	31	32
7.50%, 2/1/2032	29	31
6.50%, 5/1/2032	117	121
6.00%, 12/1/2032	516	522
6.00%, 2/1/2033	399	402
5.50%, 4/1/2033	963	950
5.50%, 5/1/2033	1,065	1,051
5.50%, 10/1/2033	882	871
5.50%, 12/1/2033	3,907	3,857
6.00%, 12/1/2033	927	937
5.50%, 9/1/2034	3,092	3,050
5.50%, 2/1/2035	4,809	4,740
5.00%, 7/1/2035	1,758	1,689
5.00%, 10/1/2035	3,440	3,305
6.50%, 10/1/2035	458	469
6.00%, 8/1/2036	1,857	1,870
6.50%, 11/1/2036	4,411	4,519
5.06%, 7/1/2034 (e)	351	348
5.87%, 6/1/2035 (e)	4,109	4,197
4.68%, 8/1/2035 (e)	1,673	1,670
4.99%, 9/1/2035 (e)	4,716	4,707
5.21%, 11/1/2035 (e)	882	883
5.44%, 12/1/2035 (e)	259	261
6.56%, 7/1/2036 (e)	4,860	4,966
6.49%, 8/1/2036 (e)	9,810	10,073
5.68%, 10/1/2036 (e)	15,086	15,189
6.51%, 10/1/2036 (e)	2,215	2,263
6.50%, 1/1/2037 (e)	3,556	3,624
6.53%, 1/1/2037 (e)	8,184	8,371
5.56%, 2/1/2037 (e)	3,843	3,847
5.63%, 2/1/2037 (e)	4,849	4,866
5.64%, 5/1/2037	1,099	1,109

		467,395

Federal National Mortgage Association (FNMA)(17.83%)
4.50%, 11/1/2022 (j)	35,200	34,045
5.00%, 11/1/2022 (j)	38,425	37,825
5.50%, 11/1/2022 (j)	17,755	17,783
5.00%, 11/1/2037 (j)	90,350	86,708
5.50%, 11/1/2037 (j)	91,650	90,304
6.00%, 11/1/2037 (j)	63,475	63,931
6.50%, 11/1/2037 (j)	18,005	18,427
7.00%, 11/1/2037 (j)	70	73
6.00%, 5/1/2009	12	12
6.00%, 5/1/2009	19	19
6.00%, 7/1/2009	83	83
6.00%, 7/1/2009	42	42
5.00%, 3/1/2010	506	506
6.50%, 4/1/2010	17	17
6.50%, 1/1/2011	20	21
6.50%, 2/1/2011	75	76
6.50%, 3/1/2011	126	128
6.50%, 7/1/2016	16	16
6.50%, 2/1/2017	76	78
6.50%, 3/1/2017	30	30
6.50%, 4/1/2017	23	24
6.50%, 8/1/2017	523	537
5.00%, 9/1/2017	906	896
5.50%, 9/1/2017	183	184
5.50%, 10/1/2017	385	387
5.00%, 3/1/2018	1,452	1,434
4.50%, 1/1/2020	2,424	2,349
6.00%, 10/1/2021	10,210	10,390
6.50%, 5/1/2022	38	39
5.50%, 2/1/2023	703	701
6.00%, 2/1/2023	216	219
5.50%, 6/1/2023	2,784	2,773
5.50%, 7/1/2023	45	44
6.50%, 12/1/2031	33	34
6.50%, 2/1/2032	25	26
6.50%, 2/1/2032	58	60
7.00%, 2/1/2032	83	87
7.00%, 3/1/2032	210	220
6.50%, 4/1/2032	32	32
6.00%, 5/1/2032	55	55
6.50%, 6/1/2032	13	13
6.50%, 8/1/2032	148	153
7.50%, 8/1/2032	94	99
4.73%, 12/1/2032 (e)	1,726	1,735
See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

	Principal

	Amount (000’s)	Value (000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA) (continued)
5.50%, 7/1/2033	$1,560	$1,542
5.50%, 9/1/2033	2,208	2,182
4.24%, 6/1/2034 (e)	894	885
4.34%, 7/1/2034 (e)	515	510
4.28%, 12/ 1/2034 (e)	1,363	1,350
4.59%, 3/1/2035 (e)	1,501	1,482
5.00%, 1/1/2035	1,743	1,674
5.08%, 8/1/2035 (e)	1,851	1,850
5.73%, 1/1/2036 (e)	1,150	1,152
7.00%, 3/1/2036 (e)(f)	7,060	7,158
6.00%, 5/1/2036	1,289	1,299
5.79%, 6/1/2036 (e)(g)	556	557
6.00%, 7/1/2036	3,105	3,128
6.50%, 8/1/2036	708	725
6.50%, 8/1/2036	3,758	3,846
5.53%, 10/1/2036 (e)	1,271	1,269
6.50%, 10/1/2036	8,240	8,435
6.50%, 11/1/2036	8,876	9,086
6.50%, 12/1/2036	12,442	12,736
5.44%, 1/1/2037 (e)	3,064	3,076
5.50%, 1/1/2037 (e)	9,168	9,244
5.47%, 3/1/2037 (e)	3,028	3,039

		448,840

Government National Mortgage Association (GNMA) (2.10%)
5.50%, 1 1/ 1/2037 j	20,450	20,322
7.00%, 4/15/2031	2	2
7.00%, 6/15/2031	71	74
7.00%, 7/15/2031	14	14
6.00%, 8/15/2031	100	101
6.00%, 1/15/2032	29	29
6.00%, 2/15/2032	430	436
7.00%, 6/15/2032	382	403
6.50%,10/15/2032	130	134
6.50%, 12/15/2032	1,082	1,116
6.00%, 2/15/2033	192	195
5.00%, 11/15/2033	14,847	14,437
6.00%, 12/15/2033	263	267
5.00%, 6/15/2034	352	342
6.50%, 3/20/2028	48	50
6.00%, 7/20/2028	256	259
6.00%, 1 1/20/2028	235	238
6.00%, 1/20/2029	248	251
6.50%, 5/20/2029	37	38
6.00%, 7/20/2029	62	63
7.50%, 10/20/2030	3	3
8.00%, 1/20/2031	23	25
6.50%, 2/20/2032	22	22
6.00%, 1 1/20/2033	3,111	3,147
5.50%, 5/20/2035	915	905
6.00%, 12/20/2036
U.S. Treasury (14.72%)	9,953	10,051
		52,924
4.25%, 11/30/2007 (b)	50,000	49,996
4.50%, 2/15/2009 (b)	15,000	15,093
4.88%, 8/15/2009 (b)	60,000	60,928
3.50%, 2/15/2010 (b)	22,500	22,289
5.00%, 2/15/201l (b)	27,250	28,136
4.50%, 4/30/2012 (b)	20,000	20,300
4.38%, 8/15/2012 (b)	19,750	20,001
4.25%, 8/15/2013 (b)	11,100	11,131
4.75%, 5/15/2014 (b)	15,000	15,416
4.25%, 11/15/2014 (b)	18,675	18,609
8.13%, 8/15/2019 (b)	9,350	12,261
6.25%, 8/15/2023 (b)	15,000	17,409
6.00%, 2/15/2026 (b)	37,150	42,537
6.75%, 8/15/2026 (b)	3,000	3,718
6.13%, 8/15/2029	25	29
6.25%, 5/15/2030 (b)	27,055	32,532
		370,385
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$1,339,544
SHORT TERM INVESTMENTS (4.00%)
Commercial Paper (2.75%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/1/2007	$59,277	$59,277
Textron Inc
5.05%, 11/1/2007 (f)	10,000	10,000

		69,277

Money Market Funds (1.25%)
BNY Institutional Cash Reserve Fund (f)	31,356	31,356

TOTAL SHORT TERM INVESTMENTS		$100,633

Total Investments		$3,656,603
Liabilities in Excess of Other Assets, Net — (45.27)%		(1,139,482)

TOTAL NET ASSETS — 100.00%		$2,517,121

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2007

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $260,926 or 10.37% of net assets.

(d)	Security purchased on a when-issued basis.

(e)	Variable Rate

(f)	Security was purchased with the cash proceeds from securities loans.

(g)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $89,452 or 3.55% of net assets.

(h)	Security or a portion of the security was pledged to cover margin requirements for swap agreements. At the end of the period, the value of these securities totaled $1,333 or 0.05% of net assets.

(i)	This Senior Floating Rate Note will settle after October 31, 2007, at which time the interest rate will be determined.

(j)	Security was purchased in a “to-be-announced” (“TEA”) transaction. See Notes to Financial Statements.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$18,275
Unrealized Depreciation	(48,904)

Net Unrealized Appreciation (Depreciation)	(30,629)

Cost for federal income tax purposes	3,687,232
All dollar amounts are shown in thousands (000’s)
Total Return Swap Agreements

		Unrealized
	Notional	Appreciation/
Description	Amount	(Depreciation)

Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 0 basis points with Wachovia Bank. Expires November 2007.	S55,000	S	(187)

Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 10 basis points with Wachovia Bank. Expires October 2007.	21,150		(70)

Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 5 basis points with Wachovia Bank. Expires January 2008.	35,000		(117)

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Mortgage Securities	63.36%
Financial	22.47%
Asset Backed Securities	17.01%
Government	15.00%
Consumer, Non-cyclical	5.67%
Communications	5.59%
Energy	3.74%
Industrial	3.56%
Utilities	3.48%
Consumer, Cyclical	2.59%
Basic Materials	1.57%
Technology	0.95%
Diversified	0.28%
Liabilities in Excess of Other Assets, Net	(45.27%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Total Return Swaps	0.01%
See accompanying notes

Schedule of Investments
Displined LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (99.74%)
Advertising Agencies (0.49%)
Omnicom Group Inc (a)	377,682	$19,254

Aerospace & Defense (2.44%)
Boeing Co	292,242	28,812
General Dynamics Corp	268,430	24,416
Lockheed Martin Corp	240,782	26,496
Raytheon Co	254,961	16,218

		95,942

Aerospace & Defense Equipment (0.84%)
United Technologies Corp	429,922	32,928

Agricultural Chemicals (0.41%)
Monsanto Co	42,500	4,149
Mosaic Co/The (a)(b)	172,090	12,012

		16,161

Airlines (0.21%)
Continental Airlines Inc (a)(b)	235,470	8,088

Apparel Manufacturers (0.35%)
Coach Inc (b)	374,979	13,709

Applications Software (2.45%)
Microsoft Corp	2,615,389	96,273

Athletic Footwear (0.59%)
Nike Inc	348,788	23,111

Beverages — Non-Alcoholic (2.12%)
Coca-Cola Co/The	687,193	42,441
PepsiCo Inc	558,332	41,160

		83,601

Brewery (0.43%)
Anheuser-Busch Cos Inc	331,520	17,000

Cable TV (0.20%)
Comcast Corp (a)(b)	373,565	7,864

Chemicals — Diversified (0.76%)
Celanese Corp	238,870	10,023
El Du Pont de Nemours & Co	402,689	19,937

		29,960

Chemicals — Specialty (0.25%)
Lubrizol Corp	143,379	9,733

Coatings & Paint (0.38%)
Sherwin-Williams Co/The	234,981	15,020

Commercial Banks (0.22%)
M&T Bank Corp (a)	87,780	8,732

COMMON STOCKS (continued) Computers (5.16%)
Apple Inc (b)	355,337	67,496
Dell Inc (b)	427,610	13,085
Hewlett-Packard Co	946,257	48,903
International Business Machines Corp (a)	492,615	57,202
Sun Microsystems Inc (b)	2,847,444	16,259

		202,945

Computers — Integrated Systems (0.32%)
NCR Corp (a)(b)	463,646	12,792

Computers — Memory Devices (0.73%)
EMC Corp/Massachusetts (a)(b)	1,138,320	28,902

Consumer Products — Miscellaneous (0.57%)
Kimberly-Clark Corp (a)	318,590	22,585

Containers — Metal & Glass (0.50%)
Ball Corp (a)	189,019	9,371
Owens-Illinois Inc (b)	227,861	10,122

		19,493

Cosmetics & Toiletries (1.32%)
Procter & Gamble Co	749,206	52,085

Data Processing & Management (0.23%)
Dun & Bradstreet Corp	92,510	8,960

Diversified Manufacturing Operations (4.47%)
3MCo	112,905	9,750
Cooper Industries Ltd	210,351	11,020
Eaton Corp	117,820	10,908
General Electric Co	2,532,180	104,225
Honeywell International Inc	383,782	23,184
ITT Corp	252,130	16,873
		175,960

E-Commerce — Products (0.56%)
Amazon. Com Inc (a)(b)	247,558	22,070

E-Commerce — Services (0.73%)
eBay Inc (b)	599,238	21,632
Expedia Inc (a)(b)	216,248	7,063

		28,695

Electric — Integrated (2.87%)
Centerpoint Energy Inc	529,740	8,878
Edison International	372,622	21,646
FirstEnergy Corp	208,770	14,551
FPL Group Inc	297,794	20,375
PG&E Corp (a)	286,420	14,015
PPL Corp	240,223	12,419
Public Service Enterprise Group Inc	222,381	21,260

		113,144

See accompanying notes

Schedule of Investments
Disciplined LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Electric Products — MisceUaneous (0.47%)
Emerson Electric Co	356,314	$118,625

Electronic Components — Miscellaneous (0.25%)
Garmin Ltd (a)	56,570	6,076
Tyco Electronics Ltd	111,173	3,965

		10,041

Electronic Components — Semiconductors (2.98%)
Intel Corp	1,999,323	53,782
MEMC Electronic Materials Inc (b)	270,021	19,771
National Semiconductor Corp	531,569	13,363
Nvidia Corp (a)(b)	722,889	25,576
Texas Instruments Inc	142,584	4,648

		117,140

Electronic Forms (0.48%)
Adobe Systems Inc (a)(b)	396,900	19,012

Enterprise Software & Services (1.15%)
BMC Software Inc (b)	307,040	10,390
Oracle Corp (b)	1,568,586	34,776

		45,166

Fiduciary Banks (0.50%)
Bank of New York Mellon Corp/The	403,555	19,714

Finance — Credit Card (0.65%)
American Express Co	417,362	25,438

Finance — Investment Banker & Broker (5.06%)
Citigroup Inc	1,096,514	45,944
Goldman Sachs Group Inc/The	202,906	50,305
JPMorgan Chase & Co	1,339,941	62,977
Lehman Brothers Holdings Inc	349,634	22,146
Merrill Lynch & Co Inc	88,324	5,831
Morgan Stanley	180,380	12,132

		199,335

Finance — Mortgage Loan/Banker (0.71%)
Federal National Mortgage Association	490,530	27,980

Food — Miscellaneous/Diversified (1.21%)
General Mills Inc	342,242	19,757
HJ Heinz Co	281,610	13,174
Kellogg Co	277,422	14,645

		47,576

Food — Retail (0.48%)
Kroger Co/The	638,973	18,779

Food — Wholesale & Distribution (0.37%)
SYSCO Corp	428,660	14,699

Gas — Distribution (0.30%)
Energen Corp	181,910	11,642

Human Resources (0.20%)
Manpower Inc	106,577	7,966

Independent Power Producer (0.49%)
Mirant Corp (a)(b)	237,690	10,069
Reliant Energy Inc (a)(b)	332,530	9,151

		19,220

Instruments — Scientific (0.52%)
Thermo Fisher Scientific Inc (a)(b)	350,040	20,586

Investment Management & Advisory Services (0.89%)
Ameriprise Financial Inc	253,219	15,948
Franklin Resources Inc	145,712	18,896

		34,844

Life & Health Insurance (0.83%)
Cigna Corp	224,622	11,791
Prudential Financial Inc	214,807	20,776

		32,567

Machinery — Construction & Mining (0.36%)
Terex Corp (a)(b)	193,690	14,376

Machinery — Farm (0.61%)
Deere & Co	154,695	23,962

Machinery — General Industry (0.12%)
Manitowoc Co Inc/The	92,305	4,547

Medical — Drugs (5.07%)
Abbott Laboratories (a)	732,989	40,036
Bristol-Myers Squibb Co (a)	235,130	7,052
Eli Lilly & Co	438,516	23,746
Forest Laboratories Inc (a)(b)	219,670	8,582
Merck & Co Inc	838,544	48,854
Pfizer Inc	1,479,359	36,407
Schering-Plough Corp	928,836	28,348
Wyeth	132,621	6,449

		199,474

Medical — HMO (1.60%)
Aetna Inc	344,660	19,360
Humana Inc (b)	225,311	16,887
UnitedHealth Group Inc	179,236	8,809
WellPoint Inc (b)	225,395	17,858

		62,914

Medical Instruments (0.08%)
Medtronic Inc	62,980	2,988
See accompanying notes

Schedule of Investments
Disciplined LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Medical Laboratory & Testing Service (0.27%)
Laboratory Corp of America Holdings (a)(b)	154,1005	$10,594

Medical Products (2.17%)
Baxter International Inc	438,962	26,342
Becton Dickinson & Co (a)	224,214	18,713
Johnson & Johnson	617,862	40,266

		85,321

Metal — Diversified (0.53%)	177,204	20,853
Freeport-McMoRan Copper & Gold Inc	177,204	20,853

Metal Processors & Fabrication (0.70%)
Commercial Metals Co	213,051	6,685
Precision Castparts Corp (a)	138,181	20,701

		27,386

Multi-Line Insurance (3.58%)
ACE Ltd	339,699	20,589
American International Group Inc	830,425	52,417
Hartford Financial Services Group Inc	240,444	23,330
MetLife Inc	431,377	29,700
XL Capital Ltd (a)	207,258	14,912

		140,948

Multimedia (1.50%)
News Corp — Class A	105,593	2,288
Time Warner Inc	274,390	5,010
Viacom Inc (a)(b)	461,900	19,072
Walt Disney Co/The (a)	946,078	32,763
		59,133

Networking Products (1.81%)
Cisco Systems Inc (b)	2,158,955	71,375

Oil — Field Services (1.16%)
Halliburton Co	568,639	22,416
Schlumberger Ltd (a)	239,688	23,146

		45,562

Oil & Gas Drilling (0.67%)
Noble Corp	120,520	6,382
Transocean Inc (a)(b)	166,216	19,841

		26,223

Oil Company — Exploration & Production (1.85%)
Apache Corp	215,868	22,409
Murphy Oil Corp	201,440	14,832
Occidental Petroleum Corp (a)	514,014	35,493

		72,734

Oil Company — Integrated (6.85%)
Chevron Corp	675,163	61,784
ConocoPhillips	298,207	25,336
Exxon Mobil Corp	1,654,184	152,168
Marathon Oil Corp	512,938	30,330

		269,618

Oil Field Machinery & Equipment (1.00%)
Cameron International Corp (a)(b)	119,924	11,676
National Oilwell Varco Inc (b)	379,352	27,784

		39,460

Oil Refining & Marketing (0.14%)
Valero Energy Corp	80,503	5,670

Pharmacy Services (1.06%)
Express Scripts Inc (b)	284,657	17,962
Medco Health Solutions Inc (b)	249,910	23,586

		41,548

Photo Equipment & Supplies (0.23%)
Eastman Kodak Co (a)	309,490	8,870

Property & Casualty Insurance (1.16%)
Chubb Corp (a)	390,780	20,848
Travelers Cos Inc/The	473,881	24,741

		45,589

Publicly Traded Investment Fund (0.35%)
iShares S&P500 Index Fund/US (a)	88,677	13,756

Regional Banks (3.88%)
Bank of America Corp	1,011,267	48,824
US Bancorp (a)	794,914	26,359
Wachovia Corp	685,868	31,365
Wells Fargo & Co	1,356,936	46,150

		152,698

REITS — Apartments (0.35%)
AvalonBay Communities Inc (a)	113,934	13,974

REITS — Hotels (0.25%)
Host Hotels & Resorts Inc (a)	446,261	9,889

REITS — Office Property (0.62%)
Boston Properties Inc (a)	151,300	16,392
SL Green Realty Corp (a)	67,995	8,204

		24,596

REITS — Warehouse & Industrial (0.42%)
Prologis (a)	229,560	16,469

Retail — Auto Parts (0.24%)
Autozone Inc (a)(b)	75,720	9,420

Retail — Building Products (0.09%)
Home Depot Inc (a)	112,579	3,547
See accompanying notes

Schedule of Investments
Disciplined LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Retail — Computer Equipment (0.15%)
GameStop Corp (b)	103,117	$6,107

Retail — Discount (1.28%)
Big Lots Inc (a)(b)	467,368	11,207
BJ’s Wholesale Club Inc (a)(b)	212,990	7,642
Target Corp	59,285	3,638
TJX Cos Inc	400,210	11,578
Wal-Mart Stores Inc (a)	357,552	16,165

		50,230

Retail — Drug Store (0.15%)
CVS Caremark Corp	107,100	4,474
Walgreen Co	33,090	1,312

		5,786

Retail — Jewelry (0.41%)
Tiffany & Co (a)	298,155	16,154

Retail — Restaurants (1.90%)
Darden Restaurants Inc	252,660	10,864
McDonald’s Corp	665,899	39,754
Yum! Brands Inc	601,062	24,205

		74,823

Steel — Producers (0.45%)
United States Steel Corp	162,674	17,553

Telecommunication Equipment — Fiber Optics (0.34%)
Ciena Corp (a)(b)	279,845	13,393

Telecommunication Services (0.27%)
Embarq Corp (a)	203,330	10,760

Telephone — Integrated (3.33%)
AT&T Inc	2,064,878	86,291
Century Tel Inc (a)	300,330	13,230
Verizon Communications Inc	689,156	31,749

		131,270

Television (0.27%)
CBS Corp (a)	373,080	10,707

Therapeutics (0.76%)
Gilead Sciences Inc (b)	651,160	30,077

Tobacco (1.86%)
Altria Group Inc	745,280	54,353
Loews Corp — Carolina Group	97,438	8,358
UST Inc (a)	198,909	10,606

		73,317

Tools — Hand Held (0.28%)
Snap-On Inc	222,610	11,111

Toys (0.38%)
Hasbro Inc	497,730	14,857

Transport — Rail (0.28%)
CSX Corp	244,214	10,934

Transport — Services (0.31%)
United Parcel Service Inc	164,912	12,385

Vitamins & Nutrition Products (0.17%)
NBTY Inc (a)(b)	190,430	6,779

Water Treatment Systems (0.23%)
Nalco Holding Co (a)	364,186	9,054

Web Portals (0.87%)
Google Inc (b)	48,620	34,374

Wireless Equipment (0.19%)
Qualcomm Inc	172,694	7,379

TOTAL COMMON STOCKS		$3,925,881

	Principal
	Amount	Value
	(000’s)	(000’s)
SHORT TERM INVESTMENTS (8.34%)
Money Market Funds (8.34%)
BNY Institutional Cash Reserve Fund (c)	$328,308	$328,308

TOTAL SHORT TERM INVESTMENTS		$328,308

REPURCHASE AGREEMENTS (0.32%)
Money Center Banks (0.32%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $6,390,000; 0%; dated 12/13/07-07/25/08)	$6,204	$6,204
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $6,390,000; 0% - 6.13%; dated 12/04/07-08/25/16)	6,203	6,203

		12,407

TOTAL REPURCHASE AGREEMENTS		$12,407

Total Investments		$4,266,596
Liabilities in Excess of Other Assets, Net — (8.40)%		(330,447)

TOTAL NET ASSETS - 100.00%		$3,936,149

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
See accompanying notes

Schedule of Investments
Disciplined LargeCap Blend Fund
October 31, 2007
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$628,408
Unrealized Depreciation	(68,968)

Net Unrealized Appreciation (Depreciation)	559,440
Cost for federal income tax purposes	3,707,156

All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent
Financial	27.78%
Consumer, Non-cyclical	19.75%
Technology	13.49%
Industrial	12.61%
Energy	11.67%
Communications	10.57%
Consumer, Cyclical	5.74%
Utilities	3.66%
Basic Materials	2.78%
Exchange Traded Funds	0.35%
Liabilities in Excess of Other Assets, Net	(8.40%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (97.90%)
Advertising Sales (0.05%)
Teleperformance	29,983	$1,199

Advertising Services (0.02%)
Taylor Nelson Sofres PLC	135,783	611

Agricultural Chemicals (1.64%)
Agruim Inc (a)	237,700	15,097
Incitec Pivot Ltd (b)	116,303	9,660
Potash Corp of Saskatchewan (a)	145,600	18,126

		42,883

Airlines (0.11%)
Cathay Pacific Airways Ltd	431,000	1,286
Korean Air Lines Co Ltd	17,893	1,573

		2,859

Apparel Manufacturers (0.44%)
Esprit Holdings Ltd	686,000	11,457

Appliances (0.06%)
Indesit Co SpA	90,452	1,609

Applications Software (0.06%)
Infosys Technologies Ltd ADR	14,796	754
SimCorp A/S	3,610	938

		1,692

Auto — Car & Light Trucks (2.88%)
Daimler AG	270,964	29,882
Fiat SpA	360,618	11,693
Hyundai Motor Co	37,746	3,000
Toyota Motor Corp	537,752	30,783

		75,358

Auto/Truck Parts & Equipment — Original (0.75%)
Aisin Seiki Co Ltd	180,400	7,413
Denso Corp	195,300	7,934
Futaba Industrial Co Ltd	44,670	1,256
Nissin Kogyo Co Ltd	32,736	855
Takata Corp	25,007	893
Tokai Rika Co Ltd	42,600	1,260

		19,611

Auto/Truck Parts & Equipment — Replacement (0.12%)
Weichai Power Company Ltd., Class H	178,000	1,833
Xinyi Glass Holdings Co Ltd	956,000	1,305

		3,138

Beverages — Non-Alcoholic (0.21%)
Coca Cola Hellenic Bottling Co SA	88,015	5,464

Brewery (1.91%)
Anadolu Efes Biracilik Ve Malt Sanayii	37,132	458
Carlsberg A/S (b)	38,217	5,169
Heineken NV	183,412	12,875
InBev NV	166,328	15,743
SABMiller PLC	520,728	15,685

		49,930

Building — Heavy Construction (1.16%)
ACS Actividades de Construccion y Servicios SA	221,204	13,733
Vinci SA	202,850	16,739

		30,472

Building & Construction — Miscellaneous (1.19%)
Bouygues SA	147,361	14,222
Cosco International Holdings Ltd	1,316,000	2,028
Galliford Try PLC	801,059	2,629
Kumho Industrial Co Ltd (b)	13,714	1,274
Leighton Holdings Ltd	122,833	7,191
Morgan Sindall PLC	34,933	1,196
Murray & Roberts Holdings Ltd	165,500	2,547

		31,087

Building & Construction Products - Miscellaneous (0.17%)
Kingspan Group pic	192,901	4,554

Building Products — Cement & Aggregate (0.59%)
Adelaide Brighton Ltd	267,988	927
Cemex SAB de CV (a)	727,721	2,232
Lafarge SA	68,201	11,148
Taiwan Cement Corp	634,820	1,094

		15,401

Capacitors (0.72%)
Mitsumi Electric Co Ltd	406,766	18,743

Casino Hotels (0.06%)
Resorts World Bhd	1,421,500	1,647

Cellular Telecommunications (2.31%)
America Movil SAB de CV ADR (b)	73,404	4,800
China Mobile Ltd	425,139	8,789
Cosmote Mobile Telecommunications SA	113,388	3,921
SK Telecom Co Ltd	4,563	1,071
SK Telecom Co Ltd ADR (b)	40,288	1,241
Taiwan Mobile Co Ltd	615,000	830
Vimpel-Communications ADR	98,474	3,257
Vodafone Group PLC	9,296,702	36,634

		60,543

Chemicals — Diversified (1.24%)
Bayer AG	249,263	20,816
Nan Ya Plastics Corp	851,000	2,559
See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Chemicals — Diversified (continued)
Shin-Etsu Chemical Co Ltd	142,800	$9,160

		32,535

Chemicals — Specialty (0.41%)
SGL Carbon AG (a)	184,062	10,817

Circuit Boards (0.58%)
Ibiden Co Ltd	164,600	13,952
Unimicron Technology Corp	595,000	1,213

		15,165

Coal (0.16%)
Banpu Public Co Ltd (a)(c)	107,900	1,416
Bumi Resources Tbk PT	5,139,500	2,755

		4,171

Coatings & Paint (0.06%)
Chugoku Marine Paints Ltd	114,000	1,549

Commercial Banks (12.79%)
Allied Irish Banks PLC	460,542	11,611
Banco do Brasil SA	151,200	2,738
Banco Espirito Santo SA	180,159	4,383
Banco Santander SA	1,498,179	32,765
Bank Leumi Le-Israel BM	380,714	1,832
Bank Mandiri Persero Tbk PT	3,922,500	1,654
Bank of Novia Scotia (a)(b)	243,200	13,768
Bank Rakyat Indonesia	1,094,500	945
Bumiputra-Commerce Holdings Bhd	437,200	1,521
China Construction Bank Corp	4,879,000	5,547
China Merchants Bank Co Ltd	214,000	1,103
Commonwealth Bank of Australia	424,489	24,448
DBS Group Holdings Ltd	690,000	10,800
DnB NOR ASA	954,900	15,825
FirstRand Ltd	456,630	1,817
Hang Seng Bank Ltd	461,600	9,430
HSBC Holdings PLC	1,055,955	20,936
ICICI Bank Ltd ADR	43,660	3,032
Industrial and Commercial Bank of China Ltd	4,292,000	4,099
Intesa Sanpaolo SpA	1,897,907	15,056
Julius Baer Holding AG	147,424	12,804
KBC Groep NV	95,146	13,373
Komercni Banka AS	3,170	731
Kookmin Bank	22,904	1,873
Korea Exchange Bank	102,590	1,697
Laurentian Bank of Canada	25,500	1,180
Lloyds TSB Group PLC	1,408,373	15,998
Mitsubishi UFJ Financial Group Inc	493,000	4,933
Mizuho Financial Group Inc	2,053	11,539
National Bank of Greece SA	253,951	17,745
Oversea-Chinese Banking Corp	1,752,000	11,248
Powszechna Kasa Oszczednosci Bank Polaki SA	126,846	2,822
Skandinaviska Enskilda Banken AB	265,100	8,163
Standard Bank Group Ltd	138,259	2,508
Standard Chartered PLC	374,926	14,583
State Bank of India Ltd (b)(c)	18,812	2,336
Sumitomo Mitsui Financial Group Inc	1,663	13,622
Suruga Bank Ltd	79,885	1,049
Torinto Dominion Bank (a)(b)	141,300	10,672
Turkiye Garanti Bankasi AS	308,630	2,868

		335,054

Commercial Services (0.21%)
Aggreko Plc	413,464	5,414

Computers (0.11%)
Compal Electronics Inc	1,330,000	1,699
Wistron Corp	585,000	1,178

		2,877

Computers — Peripheral Equipment (0.02%)
Aten International Co Ltd	117,143	458

Consulting Services (0.08%)
Savills PLC	281,590	2,152

Cosmetics & Toiletries (0.23%)
Beiersdorf AG	76,901	6,089

Diversified Financial Services (0.23%)
China Everbright Ltd (a)(b)	176,000	791
First Financial Holding Co Ltd	2,150,000	1,775
Shinhan Financial Group Co Ltd	38,560	2,519
Woori Finance Holdings Co Ltd	44,830	976

		6,061

Diversified Manufacturing Operations (0.61%)
Aalberts Industries NV	98,199	2,378
Charter PLC (a)	315,977	7,156
Siemens AG	46,800	6,391

		15,925

Diversified Minerals (2.64%)
Anglo American PLC	334,297	23,257
Antofagasta PLC	123,958	2,170
BHP Billiton Ltd	226,673	9,871
BHP Billiton PLC	883,396	33,908

		69,206

Diversified Operations (0.95%)
Barloworld Ltd	28,406	553
Beijing Enterprises Holdings Ltd	232,000	1,443
Citic Pacific Ltd	268,000	1,690
GEA Group AG	225,578	8,435
See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Diversified Operations (continued)
GS Holdings Corp	17,400	$1,249
Haci Omer Sabanchi Holding (a)	3	—
Hunting Plc	138,769	2,133
Wharf Holdings Ltd	1,566,000	9,442

		24,945

E-Commerce — Services (0.08%)
Alibaba.com Ltd (a)(c)	18,600	32
Dena Co Ltd (b)	325	2,036

		2,068

Electric — Generation (0.10%)
CEZ	7,728	561
China Resources Power Holdings Co	464,000	1,736
Glow Energy PCL (c)	277,300	289

		2,586

Electric — Integrated (2.87%)
E.ON AG	163,385	31,979
Enel SpA (b)	1,290,704	15,476
International Power PLC	1,395,698	14,216
Korea Electric Power Corp	22,550	997
Unified Energy System (a)	9,100	1,110
Union Fenosa SA	172,205	11,470

		75,248

Electric Products — Miscellaneous (0.45%)
LG Electronics Inc	111,923	11,769

Electronic Components — Miscellaneous (0.42%)
Asustek Computer Inc	835,000	2,965
Coretronic Corp	696,660	1,083
HON HAI Precision Industry Co Ltd	341,832	2,621
LG.Philips LCD Co Ltd (a)(b)	30,122	1,664
Nihon Dempa Kogyo Co Ltd (b)	15,200	759
Star Micronics Co Ltd	57,315	1,809

		10,901

Electronic Components — Semiconductors (0.27%)
MediaTek Inc	165,627	3,277
Samsung Electronics Co Ltd	6,135	3,783
United Technology Holdings Co Ltd	1	2

		7,062

Engineering — Research & Development Services (1.66%)
ABB Ltd	830,847	25,117
Keller Group PLC	80,324	1,906
Kyowa Exeo Corp	128,000	1,152
WorleyParsons Ltd (b)	311,048	14,060
WSP Group PLC	67,035	1,165

		43,400

Enterprise Software & Services (0.49%)
Axon Group Plc	50,209	924
Nomura Research Institute Ltd	243,700	8,614
Software AG	20,543	1,926
Temenos Group AG (a)	47,413	1,321

		12,785

Feminine Health Care Products (0.05%)
Hengan International Group Co Ltd (b)	362,558	1,414

Finance — Credit Card (0.04%)
Samsung Card Co (a)	15,952	1,100

Finance — Investment Banker & Broker (1.43%)
Babcock & Brown Ltd (b)	189,734	5,494
Bolsas y Mercados Espanoles	160,761	11,241
Macquarie Bank Ltd (b)	171,774	13,719
Tong Yang Investment Bank (b)	41,880	963
UBS AG	112,091	6,010

		37,427

Finance — Other Services (1.15%)
ASX Ltd	168,657	9,094
Bovespa Holding SA (a)	47,446	903
Deutsche Boerse AG	125,824	20,200

		30,197

Financial Guarantee Insurance (0.06%)
Euler Hermes SA	11,075	1,489

Food — Dairy Products (0.03%)
Wimm-Bill-Dann Foods OJSC ADR (b)	6,926	829

Food — Miscellaneous/Diversified (2.21%)
Kikkoman Corp (b)	85,000	1,078
Nestle SA	77,034	35,581
Nutreco Holding NV	18,221	1,246
Unilever PLC	587,571	19,924

		57,829

Food — Retail (1.13%)
Delhaize Group	69,811	6,657
Jeronimo Martins SGPS SA	198,071	1,475
WM Morrison Supermarkets PLC	1,042,679	6,442
Woolworths Ltd	483,490	15,153

		29,727

Footwear & Related Apparel (0.08%)
Geox SpA	92,465	2,217

Gambling (Non-Hotel) (0.06%)
Paddy Power PLC	37,235	1,544

Gas — Distribution (0.50%)
Centrica PLC	1,586,810	12,196
See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Gas — Distribution (continued)
Korea Gas Corp	12,791	$958

		13,154

Gold Mining (0.10%)
Gold Fields Ltd	69,784	1,260
Red Back Mining Inc (a)	179,262	1,423

		2,683

Hazardous Waste Disposal (0.06%)
Transpacific Industries Group Ltd	145,656	1,527

Home Furnishings (0.03%)
Galiform PLC	347,852	836

Hotels & Motels (0.07%)
Millennium & Copthorne Hotels PLC	168,099	1,937

Import & Export (1.31%)
ITOCHU Corp	1,030,000	13,016
Mitsui & Co Ltd	488,000	12,658
Sumitomo Corp	501,500	8,738

		34,412

Industrial Gases (0.04%)
Air Water Inc	101,000	1,145

Internet Content — Information & News (0.05%)
Seek Ltd	143,111	1,252

Internet Security (0.04%)
Check Point Software Technologies (a)(b)	45,329	1,145

Investment Companies (0.41%)
Arques Industries AG	40,656	1,766
Macquarie Infrastructure Group	3,053,498	9,064

		10,830

Investment Management & Advisory Services (0.18%)
Azimut Holding SpA	161,475	2,784
MFS Ltd	149,415	735
Partners Group	8,610	1,171

		4,690

Life & Health Insurance (1.04%)
China Life Insurance Co Ltd	321,000	2,143
Power Corp Of Canada (b)	201,000	8,622
Prudential PLC	878,247	14,347
Sanlam Ltd	573,935	2,106

		27,218

Lighting Products & Systems (0.04%)
Zumtobel AG	25,479	1,090

Machinery — Construction & Mining (0.64%)
Komatsu Ltd	499,500	16,747

Machinery — General Industry (1.07%)
Haulotte Group	32,323	1,235
MAN AG	107,375	19,224
Sumitomo Heavy Industries Ltd	573,000	7,570

		28,029

Machinery — Material Handling (0.04%)
Tsubakimoto Chain Co	157,000	1,085

Machinery Tools & Related Products (0.22%)
Gildemeister AG	51,187	1,642
Mori Seiki Co Ltd	158,183	4,018

		5,660

Medical — Drugs (3.18%)
Actelion Ltd (a)	154,940	7,707
GlaxoSmithKline PLC	226,527	5,819
Mitsubishi Tanabe Pharma Corp	343,000	3,952
Novartis AG	70,767	3,765
Novo Nordisk A/S	103,750	12,930
Roche Holding AG	134,193	22,921
Shire PLC	461,803	11,567
Takeda Pharmaceutical Co Ltd	232,409	14,517

		83,178

Medical — Generic Drugs (0.13%)
Teva Pharmaceutical Industries Ltd ADR (b)	79,477	3,498

Medical — Nursing Homes (0.17%)
Southern Cross Healthcare Ltd	356,064	4,481

Medical — Wholesale Drug Distribution (0.05%)
Galenica AG	2,706	1,312

Medical Products (0.49%)
Sonova Holding AG	114,948	12,940

Metal — Aluminum (0.03%)
Aluminum Corp of China Ltd	274,000	781

Metal — Copper (0.10%)
Quadra Mining Ltd (a)	116,900	2,512

Metal — Diversified (0.11%)
Anvil Mining Ltd (a)	65,700	1,334
MMC Norilsk Nickel ADR	4,610	1,457

		2,791

Metal — Iron (0.19%)
Kumba Iron Ore Ltd	34,970	1,371
Mount Gibson Iron Ltd (a)	724,343	2,048
See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Metal — Iron (continued)
Novolipetsk Steel GDR	38,695	$1,596

		5,015

Mortgage Banks (0.30%)
Hypo Real Estate Holding AG	130,825	7,775

Multi-Line Insurance (3.12%)
Allianz SE	104,522	23,582
AXA SA	405,812	18,227
Baloise Holding AG	79,029	8,416
ING Groep NV	402,726	18,203
Zurich Financial Services AG	43,945	13,268

		81,696

Multimedia (0.92%)
Informa PLC	648,047	7,232
Vivendi	375,273	16,959

		24,191

Non-Ferrous Metals (0.16%)
Grupo Mexico SAB de CV	268,500	2,443
Korea Zinc Co Ltd	3,972	802
Recylex SA (a)	24,580	951

		4,196

Office Automation & Equipment (0.11%)
Ricoh Co Ltd	148,653	2,938

Oil — Field Services (1.06%)
Fugro NV	130,435	11,465
John Wood Group PLC	976,894	8,509
Petrofac Ltd	734,976	7,903

		27,877

Oil Company — Exploration & Production (1.95%)
Addax Petroleum Corp	166,839	7,307
CNOOC Ltd	2,921,000	6,313
Dana Petroleum Plc (a)	172,757	4,649
EnCana (a)	310,398	21,719
Gazprom OAO ADR	20,250	1,012
Oao Gazprom (a)(c)(d)	7,168	900
Oao Gazprom (a)	158,253	7,952
Oil & Natural Gas Corp Ltd	35,117	1,119

		50,971

Oil Company — Integrated (6.38%)
BG Group PLC	665,840	12,324
BP PLC	1,557,781	20,267
ENI SpA	595,479	21,743
LUKOIL ADR	54,261	4,984
Petro Canada (a)	251,000	14,481
PetroChina Co Ltd	895,587	2,312
Petroleo Brasileiro SA ADR (b)	126,960	12,141
Royal Dutch Shell PLC — A Shares	473,185	20,754
Royal Dutch Shell PLC — B Shares	491,696	21,453
Sasol Ltd	78,921	4,033
Suncor Energy Inc (a)	151,600	16,602
Total SA	199,793	16,123

		167,217

Oil Refining & Marketing (0.43%)
Reliance Industries Ltd (d)	39,903	5,736
Singapore Petroleum Co Ltd	352,000	2,010
Thai Oil Public (a)(c)	511,619	1,438
Tupras Turkiye Petrol Rafinerileri AS	68,727	1,962

		11,146

Paper & Related Products (0.10%)
Aracruz Celulose SA ADR (b)	10,883	837
Kimberly-Clark de Mexico SAB de CV	281,800	1,226
Portucel-Empresa Produtora de Pasta e Pape1 SA	165,525	633

		2,696

Petrochemicals (0.18%)
Aromatics Thailand PCL (a)(c)	247,060	512
LG Chem Ltd (b)	12,280	1,535
LG Petrochemical Co Ltd	31,952	1,889
PTT Chemical PCL (a)(c)	208,000	835

		4,771

Photo Equipment & Supplies (0.50%)
Olympus Corp	282,000	11,744
Tamron Co Ltd	31,800	1,235

		12,979

Pipelines (0.05%)
China Gas Holdings Ltd	2,654,000	1,272

Platinum (0.10%)
Impala Platinum Holdings Ltd	70,741	2,672

Power Converter & Supply Equipment (0.17%)
Bharat Heavy Electricals Ltd	36,274	2,420
Delta Electronics Inc	470,145	1,903

		4,323

Property & Casualty Insurance (0.43%)
Beazley Group PLC	432,176	1,555
LIG Non-Life Insurance Co Ltd (b)	35,960	1,115
Sompo Japan Insurance Inc	722,000	8,492

		11,162

Public Thoroughfares (0.06%)
Zhejiang Expressway Co Ltd	1,044,000	1,508

Real Estate Management & Services (0.10%)
Ardepro Co Ltd (b)	2,468	830
Atrium Co Ltd	26,451	737
See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Real Estate Management & Services (continued)
Sumitomo Real Estate Sales Co Ltd	13,839	$1,004

		2,571

Real Estate Operator & Developer (2.81%)
Allgreen Properties Ltd	719,000	793
Brookfield Asset Management Inc (a)(b)	401,638	16,407
City Developments Ltd	464,000	5,123
Globe Trade Centre SA (a)	41,467	860
Hopewell Holdings	1,200,000	6,218
Icade	48,022	3,558
Joint Corp	180,606	5,132
Keppel Land Ltd	978,000	5,657
Kowloon Development Co Ltd	647,965	2,016
Mitsui Fudosan Co Ltd	382,000	10,568
Shenzhen Investment Ltd	2,801,700	2,709
Sumitomo Realty & Development Co Ltd	244,000	8,612
Urban Corp	343,500	6,017

		73,670

Recycling (0.05%)
Asahi Pretec Corp	36,288	1,253

Reinsurance (0.24%)
Hannover Rueckversicherung AG	118,095	6,218

REITS — Apartments (0.04%)
Boardwalk Real Estate Investment Trust (a)	24,800	1,146

REITS — Diversified (0.11%)
Eurocommercial Properties NV	25,773	1,522
Suntec Real Estate Investment Trust (b)	998,258	1,258

		2,780

REITS — Storage (0.01%)
Big Yellow Group PLC	26,790	256

Retail — Apparel & Shoe (0.93%)
Hennes & Mauritz AB	188,844	12,618
Inditex SA	157,661	11,788

		24,406

Retail — Computer Equipment (0.20%)
Game Group Plc	1,265,133	5,266

Retail — Consumer Electronics (0.04%)
JB Hi-Fi Ltd	68,073	1,048

Retail — Jewelry (0.61%)
Swatch Group AG	50,004	16,008

Retail — Major Department Store (0.11%)
David Jones Ltd	226,482	1,049
Hyundai Department Store Co Ltd	12,762	1,785

		2,834

Retail — Miscellaneous/Diversified (0.05%)
Massmart Holdings Ltd	102,119	1,281

Retail — Pubs (0.47%)
Punch Taverns PLC	590,357	12,391

Rubber — Tires (1.24%)
Bridgestone Corp	437,000	9,673
Compagnie Generale des Etablissements Michelin	96,830	13,041
Continental AG	58,255	8,803
Hankook Tire Co Ltd	48,090	1,018

		32,535

Rubber & Plastic Products (0.03%)
Tokai Rubber Industries Inc	39,467	777

Seismic Data Collection (0.37%)
Cie Generale de Geophysique-Veritas (a)	29,810	9,755

Semiconductor Component — Integrated Circuits (0.23%)
Elan Microelectronics Corp	523,000	1,127
Powertech Technology Inc	188,600	771
Siliconware Precision Industries Co	899,400	1,888
Taiwan Semiconductor Manufacturing Co Ltd	1,053,377	2,105

		5,891

Semiconductor Equipment (0.39%)
ASM Pacific Technology (b)	116,000	909
ASML Holding NV (a)	263,591	9,178

		10,087

Soap & Cleaning Products (0.41%)
Reckitt Benckiser PLC	184,210	10,705

Steel — Producers (2.66%)
Angang Steel Co Ltd — Rights (a)	84,040	132
Angang Steel Co Ltd (b)	308,000	1,134
ArcelorMittal	178,794	14,321
China Steel Corp	1,209,220	1,717
Evraz Group SA (c)	29,363	2,230
Mechel ADR (b)	22,356	1,881
Nippon Steel Corp	2,153,000	14,310
POSCO ADR (b)	13,875	2,550
Salzgitter AG	58,272	11,473
Shougang Concord International Enterprises Company Ltd	1,958,000	1,057
Sidenor Steel Products Manufacturing Co	48,105	911
ThyssenKrupp AG	150,720	10,010
See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Steel — Producers (continued)
Voestalpine AG	88,767	$8,021

		69,747

Steel — Specialty (0.04%)
Mitsubishi Steel Manufacturing Co Ltd	224,610	1,092

Telecommunication Equipment (0.07%)
VTech Holdings Ltd	203,000	1,733

Telecommunication Services (1.20%)
Reliance Communications Ltd	86,606	1,713
Singapore Telecommunications Ltd	4,596,000	13,069
StarHub Ltd	2,387,888	5,172
Telekom Malaysia Bhd	405,700	1,246
TeliaSonera AB	1,038,500	10,246

		31,446

Telephone — Integrated (4.25%)
Bezeq Israeli Telecommunication Corp Ltd	451,691	805
Brasil Telecom Participacoes SA	87,769	1,311
BT Group PLC	1,876,233	12,743
France Telecom SA	457,375	16,914
Golden Telecom Inc (b)	12,789	1,323
KDDI Corp	1,660	12,537
Korea Telecom Corp	34,080	1,619
Royal KPN NV	972,522	18,362
Telefonica SA (b)	1,013,528	33,559
Telefonos de Mexico SAB de CV ADR (b)	45,222	1,654
Telkom SA Ltd	78,449	2,147
Telstra Corp Ltd	1,920,883	8,407

		111,381

Television (0.22%)
Gestevision Telecinco SA	198,301	5,731

Therapeutics (0.23%)
Grifols SA	225,724	5,989

Tobacco (1.37%)
Imperial Tobacco Group PLC	305,564	15,510
ITC Ltd	165,566	759
Japan Tobacco Inc	3,381	19,707

		35,976

Tools — Hand Held (0.35%)
Hitachi Koki Co Ltd	89,724	1,612
Makita Corp	157,400	7,583

		9,195

Toys (1.07%)
Nintendo Co Ltd	44,100	28,007

Transport — Marine (1.59%)
China Shipping Development Co Ltd	318,000	1,087
D/S Norden	53,025	6,567
Golden Ocean Group Ltd	338,600	2,559
Jinhui Shipping & Transportation Ltd (a)	86,668	1,288
Kawasaki Kisen Kaisha Ltd	626,000	8,689
Mitsui OSK Lines Ltd	649,700	10,738
Orient Overseas International Ltd	113,000	1,167
Pacific Basin Shipping Ltd	3,623,437	8,118
Shinwa Kaiun Kaisha Ltd	135,512	1,388
Wan Hai Lines Ltd	1	—

		41,601

Transport — Rail (0.31%)
Central Japan Railway Co	797	8,245

Transport — Services (0.45%)
Firstgroup Plc	640,175	10,629
Kintetsu World Express Inc	29,200	1,044

		11,673

Water (0.06%)
Companhia de Saneamento Basico de Estado de Sao Paulo (a)	58,080	1,514

Web Portals (0.06%)
NHN Corp	5,085	1,635

Wire & Cable Products (0.56%)
Draka Holding	30,501	1,331
Leoni AG	28,935	1,838
LS Cable Ltd	9,796	1,514
Nexans SA (b)	58,748	10,032

		14,715

Wireless Equipment (1.31%)
Nokia OYJ	860,877	34,190

TOTAL COMMON STOCKS		$2,564,354

PREFERRED STOCKS (1.38%)
Auto — Car & Light Trucks (0.50%)
Porsche AG	4,859	12,964

Building & Construction Products — Miscellaneous (0.06%)
Duratex SA (a)	46,534	1,556

Dialysis Centers (0.19%)
Fresenius SE	63,862	5,069

Diversified Minerals (0.28%)
Cia Vale do Rio Doce	235,580	7,432

Diversified Operations (0.12%)
Investimentos Itau SA	407,831	3,068
See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

PREFERRED STOCKS (continued)
Electric — Distribution (0.05%)
Eletropaulo Metropolitana de Sao Paulo	18,540,000	$1,430

Food — Meat Products (0.08%)
Sadia SA (a)	318,000	2,168

Investment Companies (0.00%)
Lereko Mobility Pty Ltd	3,348	20

Steel — Producers (0.10%)
Gerdau SA	23,895	745
Usinas Siderurgicas de Minas Gerais SA	22,500	1,764

		2,509

TOTAL PREFERRED STOCKS		$36,216

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (6.32%)
Commercial Paper (0.78%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/1/2007	$20,409	$20,409

Money Market Funds (5.54%)
BNY Institutional Cash Reserve Fund (e)	145,024	145,024

TOTAL SHORT TERM INVESTMENTS		$165,433

Total Investments		$2,766,003
Liabilities in Excess of Other Assets, Net — (5.60)%		(146,576)

TOTAL NET ASSETS — 100.00%		$2,619,427

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $9,988 or 0.38% of net assets.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $6,636 or 0.25% of net assets.

(e)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$573,360
Unrealized Depreciation	(20,333)

Net Unrealized Appreciation (Depreciation)	553,027
Cost for federal income tax purposes	2,212,912
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Country	Percent

United Kingdom	15.66%
Japan	15.57%
Germany	9.43%
Switzerland	6.71%
United States	6.32%
France	5.79%
Canada	5.41%
Australia	5.19%
Spain	4.82%
Netherlands	4.53%
Hong Kong	3.19%
Italy	2.69%
Singapore	2.10%
Korea, Republic Of	2.03%
Brazil	1.44%
Belgium	1.37%
Finland	1.30%
Sweden	1.18%
Taiwan, Province Of China	1.16%
Russian Federation	1.09%
Greece	1.07%
Denmark	0.98%
South Africa	0.85%
China	0.83%
India	0.68%
Ireland	0.68%
Norway	0.60%
Luxembourg	0.55%
Mexico	0.47%
Austria	0.35%
Israel	0.28%
Portugal	0.25%
Indonesia	0.20%
Turkey	0.20%
Thailand	0.17%
Malaysia	0.17%
Poland	0.14%
Bermuda	0.10%
Czech Republic	0.05%
Liabilities in Excess of Other Assets, Net	(5.60%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Equity Income Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (97.25%)
Aerospace & Defense (1.07%)
General Dynamics Corp	543,200	$49,410

Agricultural Operations (0.75%)
Archer-Daniels-Midland Co	963,400	34,470

Apparel Manufacturers (0.55%)
VF Corp (a)	288,900	25,172

Audio & Video Products (0.53%)
Sony Corp ADR	496,400	24,552

Auto/Truck Parts & Equipment — Original (0.84%)
Johnson Controls Inc (a)	883,800	38,640

Brewery (0.98%)
Molson Coors Brewing Co	423,000	24,208
SABMiller PLC ADR (a)	714,800	20,980

		45,188

Cellular Telecommunications (0.83%)
Vodafone Group PLC ADR (a)	972,862	38,204

Chemicals — Diversified (0.98%)
Bayer AG ADR	549,400	45,271

Computer Services (0.49%)
Electronic Data Systems Corp	1,032,900	22,300

Computers (1.87%)
Hewlett-Packard Co	828,300	42,807
International Business Machines Corp (a)	371,100	43,092

		85,899

Consumer Products — Miscellaneous (0.44%)
Kimberly-Clark Corp	287,700	20,395

Data Processing & Management (1.31%)
Automatic Data Processing Inc	833,800	41,323
Fidelity National Information Services	411,357	18,972

		60,295

Diversified Manufacturing Operations (6.15%)
3M Co	260,300	22,480
Dover Corp	865,100	39,795
General Electric Co	2,247,600	92,511
Honeywell International Inc	447,200	27,015
ITT Corp	815,500	54,573
Siemens AG ADR	343,700	46,870

		283,244

Electric — Integrated (4.07%)
Duke Energy Corp	1,940,200	37,194
FPL Group Inc	798,400	54,627
PG&E Corp (a)	599,100	29,314
Progress Energy Inc (a)	766,300	36,782
Xcel Energy Inc (a)	1,308,700	29,511

		187,428

Electric Products — Miscellaneous (0.96%)
Emerson Electric Co	849,000	44,377

Electronic Components — Semiconductors (3.37%)
Intel Corp	4,170,700	112,192
Microchip Technology Inc	508,100	16,854
STMicroelectronics NV (a)	1,527,500	26,135

		155,181

Electronics — Military (0.79%)
L-3 Communications Holdings Inc	332,300	36,433

Fiduciary Banks (1.61%)
Bank of New York Mellon Corp/The	1,518,380	74,173

Finance — Investment Banker & Broker (4.24%)
Citigroup Inc	1,422,533	59,604
JPMorgan Chase & Co	977,300	45,933
Merrill Lynch & Co Inc	371,400	24,520
Morgan Stanley	968,800	65,162

		195,219

Finance — Mortgage Loan/Banker (1.03%)
Federal National Mortgage Association	831,600	47,434

Food — Miscellaneous/Diversified (2.47%)
Cadbury Schweppes PLC ADR	755,400	40,217
Kraft Foods Inc	2,200,023	73,503

		113,720

Food — Retail (0.72%)
Safeway Inc (a)	969,000	32,946

Forestry (0.63%)
Plum Creek Timber Co Inc (a)	164,000	7,326
Weyerhaeuser Co	285,600	21,680

		29,006

Gas — Distribution (1.02%)
Sempra Energy	759,700	46,729

Gold Mining (0.58%)
Newmont Mining Corp	522,100	26,554

Investment Management & Advisory Services (3.80%)
AllianceBernstein Holding LP	211,800	18,094
Ameriprise Financial Inc	421,500	26,546
Franklin Resources Inc	521,400	67,615
Legg Mason Inc (a)	753,800	62,521

		174,776

See accompanying notes

Schedule of Investments
Equity Income Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Life & Health Insurance (1.68%)
Prudential Financial Inc	655,400	$63,390
Unum Group	596,100	13,913

		77,303

Medical — Drugs (4.94%)
AstraZeneca PLC ADR	313,000	15,368
Bristol-Myers Squibb Co	1,066,300	31,979
Novartis AG ADR	945,400	50,267
Pfizer Inc	883,100	21,733
Roche Holding AG ADR	261,300	22,302
Sanofi-Aventis ADR (a)	1,092,600	48,085
Wyeth	776,500	37,761

		227,495

Medical — Generic Drugs (0.89%)
Teva Pharmaceutical Industries Ltd ADR (a)	933,200	41,070

Medical — HMO (0.90%)
Aetna Inc	737,100	41,403

Medical — Wholesale Drug Distribution (0.55%)
Cardinal Health Inc	370,100	25,178

Medical Laboratory & Testing Service (0.58%)
Quest Diagnostics Inc (a)	501,000	26,643

Metal — Diversified (0.81%)
Freeport-McMoRan Copper & Gold Inc (a)	316,300	37,222

Multi-Line Insurance (5.26%)
ACE Ltd	1,010,700	61,258
American International Group Inc	343,600	21,688
Hartford Financial Services Group Inc	478,000	46,380
ING Groep NV ADR	738,100	33,207
Loews Corp	511,400	25,105
MetLife Inc	789,100	54,330

		241,968

Multimedia (1.77%)
News Corp — Class B (a)	1,001,300	22,960
Time Warner Inc	3,204,300	58,510

		81,470

Music (0.00%)
V2 Music Holdings PLC — warrants (b)(c)(d)	4,500	—

Non-Hazardous Waste Disposal (0.60%)
Waste Management Inc	757,400	27,562

Oil & Gas Drilling (0.69%)
GlobalSantaFe Corp	392,300	31,788

Oil Company — Exploration & Production (1.54%)
Devon Energy Corp (a)	760,100	70,993

Oil Company — Integrated (5.05%)
Chevron Corp	1,100,300	100,689
ConocoPhillips	529,900	45,020
Hess Corp	718,500	51,452
Marathon Oil Corp	599,900	35,472

		232,633

Paper & Related Products (0.51%)
International Paper Co (a)	637,100	23,547

Pipelines (1.50%)
El Paso Corp (a)	538,000	9,501
Enterprise Products Partners LP	318,000	10,173
Kinder Morgan Energy Partners LP	357,000	18,743
Williams Cos Inc	835,500	30,487

		68,904

Property & Casualty Insurance (0.20%)
Fidelity National Financial Inc (a)	584,499	8,995

Quarrying (0.42%)
Vulcan Materials Co	225,500	19,283

Regional Banks (4.74%)
Bank of America Corp	2,221,196	107,239
PNC Financial Services Group Inc (a)	818,400	59,056
Wells Fargo & Co	1,528,000	51,967

		218,262

REITS — Diversified (0.48%)
Duke Realty Corp	322,200	10,359
Vornado Realty Trust (a)	105,200	11,753

		22,112

REITS — Hotels (0.33%)
Host Hotels & Resorts Inc (a)	678,400	15,033

REITS — Regional Malls (0.15%)
Macerich Co/The	81,000	6,943

REITS — Shopping Centers (0.40%)
Developers Diversified Realty Corp (a)	218,000	10,987
Kimco Realty Corp (a)	182,700	7,586

		18,573

REITS — Storage (0.26%)
Public Storage (a)	149,600	12,113

REITS — Warehouse & Industrial (0.96%)
AMB Property Corp (a)	267,700	17,494
Prologis (a)	369,500	26,508

		44,002

See accompanying notes

Schedule of Investments
Equity Income Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail — Discount (1.07%)
Target Corp	802,000	$49,211

Retail — Drug Store (1.32%)
CVS Caremark Corp	1,453,806	60,726

Retail — Regional Department Store (0.80%)
Macy’s Inc (a)	1,142,900	36,607

Retail — Restaurants (1.23%)
McDonald’s Corp	949,600	56,691

Savings & Loans — Thrifts (0.48%)
Washington Mutual Inc	783,900	21,855

Semiconductor Component — Integrated Circuits (1.07%)
Linear Technology Corp (a)	409,100	13,509
Taiwan Semiconductor Manufacturing Co Ltd ADR	3,369,800	35,888

		49,397

Semiconductor Equipment (0.45%)
Applied Materials Inc	1,073,500	20,847

Steel — Producers (0.84%)
United States Steel Corp	359,400	38,779

Telephone — Integrated (6.95%)
AT&T Inc	3,105,800	129,791
Deutsche Telekom AG ADR	206,400	4,240
France Telecom SA ADR	161,400	5,972
Nippon Telegraph & Telephone Corp ADR (a)	806,400	18,507
Telstra Corp Ltd ADR	440,500	9,603
Verizon Communications Inc	2,528,500	116,488
Windstream Corp	2,624,784	35,303

		319,904

Television (0.42%)
CBS Corp (a)	678,900	19,484

Tobacco (0.82%)
Reynolds American Inc (a)	588,600	37,924

Transport — Rail (1.39%)
Norfolk Southern Corp Union Pacific Corp (a)	484,500	25,024
	303,800	38,899

		63,923

Transport — Services (0.68%)
FedEx Corp (a)	300,700	31,074

Wireless Equipment (2.44%)
Motorola Inc	2,651,400	49,820
Nokia OYJ ADR	760,500	30,207
Telefonaktiebolaget LM Ericsson ADR (a)	1,076,200	32,340

		112,367

TOTAL COMMON STOCKS		$4,476,300

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (0.29%)
Electric — Integrated (0.04%)
Texas-New Mexico Power Co
6.25%, 1/15/2009	$2,000	2,020

Finance — Investment Banker & Broker (0.01%)
Merrill Lynch & Co Inc
6.38%, 10/15/2008	500	503

Medical — Drugs (0.03%)
Wyeth
7.25%, 3/ 1/2023	1,250	1,396

Multimedia (0.02%)
CBS Corp
7.88%, 9/ 1/2023	1,000	1,065

Rental — Auto & Equipment (0.09%)
Erac USA Finance Co
7.35%, 6/15/2008 (e)	4,000	4,042

Telecommunication Services (0.10%)
TELUS Corp
8.00%, 6/ 1/2011	4,000	4,339

TOTAL BONDS		$13,365

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (0.01%)
Federal Home Loan Mortgage Corporation (FHLMC) (0.01%)
6.50%, 9/ 1/2030	205	211
7.00%, 9/ 1/2030	72	75

		286

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$286

SHORT TERM INVESTMENTS (8.24%)
Money Market Funds (8.24%)
BNY Institutional Cash Reserve Fund (f)	$379,266	$379,266

TOTAL SHORT TERM INVESTMENTS		$379,266

REPURCHASE AGREEMENTS (2.12%)
Money Center Banks (2.12%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $50,213,000; 0%; dated 12/13/07-07/25/08)	$48,750	$48,750
See accompanying notes

Schedule of Investments
Equity Income Fund I
October 31, 2007

	Principal Amount	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS (continued)
Money Center Banks (continued)
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $50,213,000; 0% - 6.13%; dated 12/04/07-08/25/16)	$48,751	$48,751

		97,501

TOTAL REPURCHASE AGREEMENTS		$97,501

Total Investments		$4,966,718
Liabilities in Excess of Other Assets, Net — (7.91)%		(364,055)

TOTAL NET ASSETS - 100.00%		$4,602,663

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security is Illiquid

(d)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $0 or 0.00% of net assets.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $4,042 or 0.09% of net assets.

(f)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$782,610
Unrealized Depreciation	(61,009)

Net Unrealized Appreciation (Depreciation)	721,601
Cost for federal income tax purposes	4,245,117

All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	35.98%
Consumer, Non-cyclical	14.16%
Communications	12.53%
Industrial	11.65%
Energy	8.78%
Technology	8.56%
Consumer, Cyclical	6.34%
Utilities	5.13%
Basic Materials	4.77%
Mortgage Securities	0.01%
Liabilities in Excess of Other Assets, Net	(7.91%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (90.65%)
Building — Residential & Commercial (1.83%)
Becton Property Group	15,127	$71
Sunland Group Ltd	7,642	33

		104

Consulting Services (0.20%)
KK DaVinci Advisors (a)	11	12

Diversified Operations (0.53%)
Wharf Holdings Ltd	4,972	30

Hotels & Motels (0.30%)
Starwood Hotels & Resorts Worldwide Inc	300	17

Property Trust (7.95%)
Babcock & Brown Japan Property Trust	34,471	54
Goodman Group	7,115	46
GPT Group	18,623	80
Mirvac Group	5,463	30
Stockland	2,979	25
Westfield Group	10,669	218

		453

Public Thoroughfares (0.33%)
Transurban Group	2,725	19

Publicly Traded Investment Fund (0.17%)
iShares Cohen & Steers Realty Majors Index Fund	104	10

Real Estate Management & Services (7.19%)
Aeon Mall Co Ltd	1,220	32
Beni Stabili SpA	3,820	5
CA Immobilien Anlagen AG (a)	342	9
Citycon Oyj	2,797	18
Conwert Immobilien Invest AG (a)	457	9
Deutsche Euroshop AG	513	21
DIC Asset AG	249	8
Fabege AB	1,200	14
Immoeast AG (a)	639	8
IMMOFINANZ AG	2,356	28
IVG Immobilien AG	449	20
Kungsleden AB	1,800	26
Mitsubishi Estate Co Ltd	4,893	147
PSP Swiss Property AG (a)	90	5
Servcorp Ltd	10,334	50
Wihlborgs Fastigheter AB	500	10

		410

Real Estate Operator & Developer (22.81%)
APN Property Group Ltd	14,144	39
Brookfield Asset Management Inc (a)	280	11
CapitaLand Ltd	16,420	92
China Overseas Land & Investment Ltd	28,807	69
City Developments Ltd	2,586	29
Cromwell Group	34,914	41
Globe Trade Centre SA (a)	1,636	34
Hang Lung Properties Ltd	17,250	83
Helical Bar Plc	896	8
Icade	142	11
Joint Corp	784	22
Keppel Land Ltd	10,841	63
Kerry Properties Ltd	9,706	84
Klovern AB	1,000	4
Kowloon Development Co Ltd	3,100	10
Melcor Developments Ltd	570	14
Mitsui Fudosan Co Ltd	5,232	145
New World China Land Ltd	7,900	9
Norwegian Property ASA	800	10
NTT Urban Development Corp	13	29
Shenzhen Investment Ltd	30,737	30
Shimao Property Holdings Ltd	16,246	58
Sino Land Co	14,316	45
Sumitomo Realty & Development Co Ltd	2,893	102
Sun Hung Kai Properties Ltd	12,631	241
Unite Group Plc	1,896	17

		1,300

REITS — Apartments (4.30%)
AvalonBay Communities Inc	710	87
Boardwalk Real Estate Investment Trust (a)	860	40
Equity Residential	630	26
Essex Property Trust Inc	420	52
Home Properties Inc	230	12
Mid-America Apartment Communities Inc	300	16
Northern Property Real Estate Investment	560	12

		245

REITS — Diversified (16.55%)
Affine SA	289	18
Ascendas Real Estate Investment Trust	33,252	60
Befimmo SCA Sicafi	72	8
British Land Co PLC	2,832	64
Brixton PLC	777	6
Cominar Real Estate Investment Trust	930	21
Corio NV	445	39
Crombie Real Estate Investment Trust	1,150	15
Digital Realty Trust Inc	820	36
Entertainment Properties Trust	810	44
Eurocommercial Properties NV	267	16
Fonciere Des Regions	206	30
Gecina SA	36	6
Hammerson PLC	1,750	41
See accompanying notes

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
REITS — Diversified (continued)
Investors Real Estate Trust	1,230	$13
Klepierre	254	14
Land Securities Group PLC	3,309	114
Liberty International PLC	2,467	62
Nieuwe Steen Investments Funds NV	433	12
PS Business Parks Inc	230	13
Segro PLC	2,692	26
Shaftesbury Plc	1,375	16
Unibail-Rodamco	593	148
Vornado Realty Trust	1,000	112
Wereldhave NV	80	10

		944

REITS — Healthcare (1.97%)
Health Care REIT Inc	820	36
Omega Healthcare Investors Inc	1,090	18
Ventas Inc	1,345	58

		112

REITS — Hotels (2.29%)
Ashford Hospitality Trust Inc	1,460	15
DiamondRock Hospitality Co	1,307	25
Host Hotels & Resorts Inc	1,770	39
Inn Vest Real Estate Investment Trust	1,180	15
LaSalle Hotel Properties	440	18
Sunstone Hotel Investors Inc	690	19

		131

REITS — Manufactured Homes (0.26%)
Equity Lifestyle Properties Inc	290	15

REITS — Office Property (8.04%)
Alexandria Real Estate Equities Inc	360	37
Alstria Office REIT-AG (a)	267	5
Boston Properties Inc	987	107
Cofinimmo	136	26
DA Office Investment Corp	4	26
Derwent London PLC	1,082	38
Douglas Emmett Inc	1,060	28
Great Portland Estates PLC	1,506	18
Nippon Building Fund Inc	3	43
Nomura Real Estate Office Fund Inc	3	30
SL Green Realty Corp	830	100

		458

REITS — Regional Malls (4.72%)
General Growth Properties Inc	1,500	81
Simon Property Group Inc	1,390	145
Taubman Centers Inc	730	43

		269

REITS — Shopping Centers (4.87%)
Acadia Realty Trust	1,040	28
Equity One Inc	500	13
Federal Realty Investment Trust	400	35
Japan Retail Fund Investment Corp	2	15
Kimco Realty Corp	1,640	68
RioCan Real Estate Investment Trust	1,720	42
Saul Centers Inc	470	26
Tanger Factory Outlet Centers	890	38
Vastned Retail NV	156	13

		278

REITS — Single Tenant (1.01%)
National Retail Properties Inc	1,240	31
Realty Income Corp	880	26

		57

REITS — Storage (1.10%)
Big Yellow Group PLC	2,173	21
Public Storage	520	42

		63

REITS — Warehouse & Industrial (4.23%)
AMB Property Corp	870	57
Japan Logistics Fund Inc	3	21
Prologis	2,160	155
Warehouses De Pauw SCA (a)	113	8

		241

TOTAL COMMON STOCKS		$5,168

	Principal
	Amount	Value
	(000’s)	(000’s)
REPURCHASE AGREEMENTS (11.05%)
Money Center Banks (11.05%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $324,000; 0%; dated 12/13/07-07/25/08)	$315	$315
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $324,000; 0% - 6.13%; dated 12/04/07-08/25/16)	315	315

		630

TOTAL REPURCHASE AGREEMENTS		$630

Total Investments		$5,798
Liabilities in Excess of Other Assets, Net — (1.70)%		(97)

TOTAL NET ASSETS — 100.00%		$5,701

(a)	Non-Income Producing Security
See accompanying notes

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2007
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$98
Unrealized Depreciation	(77)

Net Unrealized Appreciation (Depreciation)	21
Cost for federal income tax purposes	5,777
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Country	Percent

United States	41.59%
Australia	12.40%
Japan	10.97%
Hong Kong	10.55%
United Kingdom	7.52%
Singapore	4.27%
France	3.98%
Canada	2.99%
Netherlands	1.58%
China	1.02%
Germany	0.96%
Sweden	0.95%
Austria	0.94%
Belgium	0.72%
Poland	0.59%
Finland	0.32%
Norway	0.18%
Switzerland	0.09%
Italy	0.08%
Liabilities in Excess of Other Assets, Net	(1.70%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Currency Contracts	164.00%
See accompanying notes

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2007
Foreign Currency Contracts

					Net Unrealized
Foreign Currency	Delivery	Contracts to			Appreciation
Purchase Contracts	Date	Accept	In Exchange For	Value	(Depreciation)
Australian Dollar	11/27/2007	339,086	$311	$316	$5
Australian Dollar	11/5/2007	1,644,047	1,448	1,531	83
Danish Kroner	11/5/2007	16,867	3	3	—
Euro	11/5/2007	352,756	498	511	13
Euro	11/27/2007	87,869	127	127	—
British Pounds	11/5/2007	224,695	459	467	8
Hong Kong Dollars	11/5/2007	5,272,606	679	681	2
Japanese Yen	11/5/2007	86,416,700	750	750	—
Japanese Yen	11/27/2007	2,642,363	23	23	—
Norwegian Krone	11/5/2007	28,253	5	5	—
New Zealand Dollar	11/5/2007	6,222	5	5	—
Poland Zloty	11/5/2007	31,002	12	13	1
Swedish Krona	11/5/2007	316,155	49	50	1
Singapore Dollar	11/5/2007	212,997	144	147	3
Canadian Dollar	11/27/2007	14,296	15	15	—
Swiss Francs	11/5/2007	31,248	27	27	—

					Net Unrealized
Foreign Currency	Delivery	Contracts to			Appreciation
Sale Contracts	Date	Deliver	In Exchange For	Value	(Depreciation)
Euro	11/5/2007	390,769	$554	$566	$(12)
Euro	11/27/2007	58,197	84	85	(1)
British Pounds	11/5/2007	197,243	401	410	(9)
British Pounds	11/27/2007	18,546	38	39	(1)
Hong Kong Dollars	11/5/2007	4,420,474	567	570	(3)
Hong Kong Dollars	11/27/2007	381,092	49	49	—
Japanese Yen	11/5/2007	78,151,528	671	678	(7)
Japanese Yen	11/27/2007	4,161,158	36	36	—
Norwegian Krone	11/5/2007	55,753	10	11	(1)
Poland Zloty	11/5/2007	77,380	30	31	(1)
Poland Zloty	11/27/2007	7,752	3	3	—
Swedish Krona	11/5/2007	337,239	52	53	(1)
Swedish Krona	11/27/2007	9,031	1	1	—
Singapore Dollar	11/5/2007	311,516	210	215	(5)
Singapore Dollar	11/27/2007	51,026	35	35	—
Australian Dollar	11/5/2007	1,779,320	1,578	1,657	(79)
Australian Dollar	11/27/2007	232,760	214	216	(2)
Canadian Dollar	11/27/2007	14,296	15	15	—
Swiss Francs	11/5/2007	5,679	5	5	—
All dollar amounts are shown in thousands (000’s)
See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (61.63%)
Asset Backed Securities (5.96%)
Chase Funding Mortgage Loan Asset-Backed Certificates
5.16%, 9/25/2033 (a)	$234	$228
5.10%, 12/25/2033 (a)	458	455
Countrywide Asset-Backed Certificates
5.04%, 6/25/2037 (a)(b)	3,500	3,233
Credit-Based Asset Servicing and Securities
5.04%, 3/25/2036 (a)	2,000	1,937
GMAC Mortgage Corp Loan Trust
5.05%, 8/25/2035 (a)	850	829
Long Beach Mortgage Loan Trust
4.98%, 10/25/2036 (a)(b)	2,000	1,951
Popular ABS Mortgage Pass-Through Trust
5.13%, 9/25/2035 (a)	907	906
SACO I Inc
5.01%, 6/25/2036 (a)(b)	1,656	1,600
Saxon Asset Securities Trust
5.03%, 3/25/2036 (a)(b)	5,000	4,706
Structured Asset Investment Loan Trust
5.09%, 1/25/2036 (a)(b)	2,275	2,241
Swift Master Auto Receivables Trust
5.19%, 6/15/2012 (a)(b)	2,750	2,714
Washington Mutual Master Note Trust
5.47%, 10/15/2014 (b)(c)(d)(e)	1,350	1,350

		22,150

Automobile Sequential (1.53%)
Capital Auto Receivables Asset Trust
5.24%, 11/15/2008 (a)(b)	1,210	1,210
5.12%, 10/15/2009 (a)(b)	2,750	2,746
WFS Financial Owner Trust
3.93%, 2/17/2012 (b)	1,744	1,733

		5,689

Credit Card Asset Backed Securities (0.78%)
Discover Card Master Trust
5.65%, 3/16/2020	1,917	1,919
Discover Card Master Trust I
5.11%, 5/15/2011 (a)	1,000	998

		2,917

Finance — Mortgage Loan/Banker (21.44%)
Fannie Mae
5.17%, 10/25/2018 (a)	636	639
5.00%, 8/25/2026	2,908	2,904
5.07%, 4/25/2034 (a)	5,643	5,645
0.27%, 3/25/2036	30,465	418
6.50%, 2/25/2047 (c)	2,405	2,487
Fannie Mae Grantor Trust
5.50%, 9/25/2011	4,250	4,334
5.34%, 4/25/2012	5,000	5,066
5.22%, 5/25/2035 (a)	2,298	2,327
5.02%, 9/25/2035 (a)	2,632	2,623
Fannie Mae Whole Loan
5.02%, 5/25/2035 (a)	2,489	2,473
Federal Home Loan Bank System
5.46%, 11/27/2015 (c)	2,977	2,983
Freddie Mac
4.50%, 7/15/2017	4,900	4,797
5.39%, 6/15/2018 (a)	3,811	3,821
5.49%, 7/15/2023 (a)	6,040	6,009
5.29%, 4/15/2030 (a)	5,500	5,503
5.50%, 9/15/2031 (a)	1,375	1,349
5.49%, 9/15/2033 (a)	351	352
Ginnie Mae
1.79%, 10/16/2012 (a)	77,668	2,853
3.89%, 7/16/2026	1,611	1,576
4.51%, 10/16/2028 (a)	2,270	2,245
5.08%, 1/16/2030 (a)	1,576	1,574
3.96%, 6/16/2031	2,242	2,185
4.26%, 2/16/2032	2,312	2,270
0.93%, 6/17/2045 (a)	37,723	1,891
0.88%, 11/16/2045	4,076	216
1.13%, 5/16/2046 (a)	10,740	606
1.06%, 10/16/2046	15,857	1,035
1.30%, 2/16/2047 (a)	18,614	1,111
0.85%, 3/16/2047 (a)	17,607	1,089
SLM Student Loan Trust
5.17%, 10/25/2016 (a)	2,742	2,745
5.88%, 9/17/2018 (a)	4,501	4,516

		79,642

Home Equity — Other (5.24%)
ACE Securities Corp
5.08%, 9/25/2035 (a)(b)	1,287	1,282
American Home Mortgage Investment Trust
5.06%, 11/25/2030 (a)(b)	2,382	2,364
Asset Backed Securities Corp Home Equity
4.97%, 7/25/2036 (a)(b)	3,600	3,528
First NLC Trust
5.10%, 5/25/2035 (a)	2,210	2,162
JP Morgan Mortgage Acquisition Corp
5.13%, 7/25/2035 (a)(b)	2,176	2,150
Morgan Stanley Home Equity Loans
5.04%, 2/25/2036 (a)(b)	5,250	4,989
Soundview Home Equity Loan Trust
4.96%, 7/25/2036 (a)	3,000	2,973

		19,448

Mortgage Backed Securities (22.35%)
Banc of America Commercial Mortgage Inc
1.02%, 11/10/2038 (a)	2,519	59
0.26%, 3/11/2041 (a)(f)	24,517	180
4.73%, 7/10/2043 (a)	3,500	3,292
See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
Banc of America Funding Corp
5.08%, 7/20/2036 (a)(b)	$2,354	$2,346
5.28%, 7/20/2036 (a)(b)	1,659	1,601
Bear Stearns Alt-A Trust
5.04%, 4/25/2037 (a)(b)	1,302	1,284
Bear Stearns Commercial Mortgage Securities
1.00%, 2/11/2041 (a)(f)	10,527	281
Bear Stearns Mortgage Funding Trust
5.08%, 7/25/2036 (a)(b)(c)	3,715	3,589
Chase Mortgage Finance Corp
4.55%, 7/25/2037 (a)(b)(c)	3,241	3,222
Commercial Mortgage Pass Through Certificates
0.05%, 12/10/2046 (a)	25,994	318
Countrywide Alternative Loan Trust
5.17%, 5/25/2035 (a)	384	382
Credit Suisse Mortgage Capital Certificates
5.81%, 9/15/2039	1,000	1,008
0.07%, 12/15/2039	16,848	285
CS First Boston Mortgage Securities Corp
0.53%, 11/15/2036 (a)(f)	11,642	465
GE Capital Commercial Mortgage Corp
5.61%, 4/10/2017 (a)	3,475	3,432
5.33%, 11/10/2045 (a)	5,000	4,943
G-Force LLC
5.17%, 12/25/2039 (a)(f)	2,800	2,800
Greenpoint Mortgage Funding Trust
5.17%, 6/25/2045 (a)	287	278
Greenwich Capital Commercial Funding Corp
0.31%, 6/10/2036 (a)(f)	17,918	156
0.34%, 3/10/2039 (a)(f)	54,812	1,217
GS Mortgage Securities Corp
0.65%, 11/10/2039	30,455	1,217
Impac CMB Trust
5.18%, 4/25/2035 (a)(b)	799	787
Impac Secured Assets CMN Owner Trust
5.14%, 12/25/2031 (a)	218	223
Indymac Index Mortgage Loan Trust
5.20%, 4/25/2035 (a)	436	422
JP Morgan Chase Commercial Mortgage Securities
0.33%, 9/12/2037 (a)	90,970	1,185
5.82%, 6/15/2049 (a)	3,475	3,495
JP Morgan Mortgage Trust
4.95%, 11/25/2035 (a)	3,000	2,973
5.29%, 4/25/2036 (a)	1,247	1,251
5.82%, 6/25/2036 (a)	1,600	1,636
5.95%, 8/25/2036 (a)	2,400	2,431
6.00%, 8/25/2036 (a)	2,815	2,822
5.57%, 10/25/2036 (a)	4,725	4,656
5.83%, 1/25/2037 (a)	4,517	4,534
LB-UBS Commercial Mortgage Trust
0.06%, 11/15/2038 (a)(f)	13,361	229
0.72%, 11/15/2038 (a)(f)	21,780	967
0.06%, 2/15/2040 (a)(f)	5,939	69
0.49%, 2/15/2040 (a)	7,447	241
0.74%, 7/15/2040 (a)	109,748	2,858
Merrill Lynch Mortgage Trust
0.56%, 5/12/2043	51,252	1,162
Merrill Lynch/Countrywide Commercial Mortgage Trust
0.55%, 8/12/2048 (a)	33,724	1,312
0.06%, 12/12/2049 (a)	49,578	723
Morgan Stanley Capital I
0.36%, 8/13/2042	171,544	2,948
0.04%, 12/15/2043 (a)(f)	27,181	356
Residential Accredit Loans Inc
5.02%, 2/25/2037 (a)(b)(c)	1,567	1,518
5.06%, 7/25/2037 (a)(b)(c)	2,500	2,426
Wachovia Bank Commercial Mortgage Trust
0.26%, 3/15/2042 (a)(f)	31,173	307
0.63%, 5/15/2044 (a)(f)	99,278	2,096
5.90%, 2/15/2051 (a)	2,325	2,378
WaMu Mortgage Pass Through Certificates
5.61%, 7/25/2044 (a)(b)	282	278
5.10%, 4/25/2045 (a)	593	581
Washington Mutual Alternative Mortgage
5.15%, 6/25/2046 (a)(b)	3,900	3,781

		83,000

Sovereign Agency (4.33%)
Federal National Mortgage Association
5.25%, 8/ 1/2012 (g)(h)	11,800	12,027
6.63%, 11/15/2030 (h)	1,300	1,541
Freddie Mac
5.75%, 6/27/2016	2,400	2,508

		16,076

TOTAL BONDS		$228,922

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (76.51%)
Federal Home Loan Mortgage Corporation (FHLMC) (17.34%)
5.00%, 11/ 1/2037 (i)	7,285	6,991
5.50%, 11/ 1/2037 (i)	12,070	11,881
6.00%, 11/ 1/2037 (i)	9,925	9,987
6.50%, 11/ 1/2037 (i)	200	205
6.50%, 6/ 1/2017	290	298
6.00%, 7/ 1/2017	110	112
5.50%, 4/ 1/2018	815	819
5.50%, 12/ 1/2018	3	3
5.00%, 1/ 1/2019	1,749	1,729
6.00%, 1/ 1/2021	345	351
6.50%, 8/ 1/2022	417	430
5.00%, 10/ 1/2025	1,240	1,206
See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)
6.00%, 6/ 1/2028	$98	$99
5.50%, 1/ 1/2029	23	23
5.50%, 3/ 1/2029	18	18
6.50%, 3/ 1/2029	66	68
8.00%, 8/ 1/2030	4	4
8.00%, 11/ 1/2030	2	3
7.50%, 12/ 1/2030	23	24
7.00%, 1/ 1/2031	12	13
7.50%, 2/ 1/2031	15	16
6.50%, 6/ 1/2031	6	6
6.00%, 10/ 1/2031	46	47
6.00%, 2/ 1/2032	126	127
6.50%, 2/ 1/2032	46	48
6.50%, 2/ 1/2032	113	117
6.50%, 4/ 1/2032	93	96
7.50%, 4/ 1/2032	148	156
6.50%, 8/ 1/2032	284	293
6.50%, 8/ 1/2032	122	126
5.00%, 12/ 1/2032	1,002	967
5.50%, 5/ 1/2033	625	617
5.50%, 10/ 1/2033	230	227
5.50%, 12/ 1/2033	5,385	5,317
5.00%, 7/ 1/2035	74	71
5.00%, 10/ 1/2035	137	131
6.00%, 8/ 1/2036	3,971	3,998
6.50%, 11/ 1/2036	1,216	1,246
6.50%, 2/ 1/2037	483	495
6.00%, 4/ 1/2037	4,766	4,797
7.48%, 10/ 1/2032 (a)	15	16
7.25%, 9/ 1/2033 (a)	222	225
4.68%, 8/ 1/2035 (a)	1,968	1,965
6.83%, 3/ 1/2036	1,510	1,543
6.56%, 7/ 1/2036 (a)	2,563	2,619
6.51%, 10/ 1/2036 (a)	1,175	1,201
6.50%, 1/ 1/2037 (a)	1,860	1,896
6.53%, 1/ 1/2037 (a)	1,751	1,791

		64,418

Federal National Mortgage Association (FNMA) (31.40%)
4.50%, 11/ 1/2022 (i)	4,175	4,038
5.00%, 11/ 1/2022 (i)	2,005	1,974
5.00%, 11/ 1/2037 (i)	24,175	23,200
5.50%, 11/ 1/2037 (i)	23,180	22,840
6.00%, 11/ 1/2037 (i)	17,915	18,044
6.50%, 11/ 1/2037 (i)	4,805	4,918
7.00%, 11/ 1/2037 (i)	210	218
6.00%, 5/ 1/2009	30	30
4.50%, 3/ 1/2010	124	123
6.50%, 4/1/2010	16	17
6.50%, 6/ 1/2016	35	36
6.00%, 1/ 1/2017	96	98
6.00%, 4/ 1/2017	152	155
5.50%, 9/ 1/2017	426	428
5.50%, 9/ 1/2017	93	94
5.00%, 1/ 1/2018	672	664
5.50%, 3/ 1/2018	433	435
5.00%, 4/ 1/2019	625	617
5.50%, 6/ 1/2019	120	120
5.50%, 6/ 1/2019	147	147
5.50%, 7/ 1/2019	289	290
5.50%, 7/ 1/2019	69	69
5.50%, 7/ 1/2019	132	132
5.50%, 7/ 1/2019	132	133
5.50%, 7/ 1/2019	275	276
5.50%, 8/ 1/2019	78	78
5.50%, 8/ 1/2019	643	645
5.50%, 9/ 1/2019	516	518
4.50%, 12/ 1/2019	743	720
4.50%, 1/ 1/2020	2,252	2,182
7.00%, 5/ 1/2022	107	112
6.00%, 12/ 1/2022	210	214
5.00%, 1/ 1/2026	1,753	1,702
5.50%, 6/ 1/2026	1,749	1,737
7.50%, 1/ 1/2031	10	11
7.50%, 5/ 1/2031	15	16
6.50%, 9/ 1/2031	111	114
6.00%, 12/ 1/2031	126	127
6.00%, 12/ 1/2031	43	43
6.50%, 12/ 1/2031	24	25
6.50%, 4/ 1/2032	93	95
7.50%, 8/ 1/2032	126	133
6.00%, 11/ 1/2032	158	159
4.49%, 3/ 1/2033 (a)	2,000	2,008
5.50%, 9/ 1/2033	2,747	2,715
7.63%, 11/ 1/2033 (a)	14	14
5.14%, 12/ 1/2033 (a)	879	876
4.88%, 9/ 1/2034 (a)	3,757	3,784
4.71%, 2/ 1/2035 (a)	4,658	4,586
4.93%, 3/ 1/2035 (a)	1,465	1,443
5.00%, 7/ 1/2035	535	514
5.08%, 7/ 1/2035 (a)	1,364	1,380
5.08%, 8/ 1/2035 (a)	4,927	4,923
5.73%, 2/ 1/2036 (a)	658	659
5.79%, 6/ 1/2036 (a)(c)	353	354
6.50%, 8/ 1/2036	2,435	2,492
6.50%, 8/ 1/2036	1,050	1,074
See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA) (continued)
6.50%, 10/1/2036	$579	$593
6.50%, 11/1/2036	604	618
6.50%, 12/1/2036	839	859

		116,619

Government National Mortgage Association (GNMA) (3.78%)
5.50%, 11/1/2037 (i)	1,550	1,540
6.50%, 7/15/2008	5	5
6.50%, 7/15/2008	4	4
6.50%, 10/15/2008	13	13
6.50%, 3/15/2009	11	11
5.50%, 12/15/2013	24	24
5.50%, 1/15/2014	138	139
5.50%, 1/15/2014	126	127
5.50%, 2/15/2014	138	139
5.50%, 3/15/2014	255	256
8.00%, 8/15/2016	80	85
8.00%, 12/15/2016	16	17
7.50%, 4/15/2017	10	11
7.50%, 4/15/2017	81	85
7.50%, 4/15/2017	66	70
8.00%, 4/15/2017	16	17
8.00%, 4/15/2017	12	13
8.00%, 4/15/2017	21	22
7.50%, 5/15/2017	16	17
8.00%, 5/15/2017	27	29
8.00%, 5/15/2017	20	22
8.00%, 6/15/2017	16	17
8.00%, 6/15/2017	24	25
8.00%, 7/15/2017	11	12
7.50%, 7/15/2018	39	41
7.50%, 12/15/2021	37	39
7.50%, 12/15/2021	41	44
7.50%, 12/15/2021	38	40
7.50%, 2/15/2022	57	60
8.00%, 2/15/2022	61	65
7.50%, 3/15/2022	7	8
7.50%, 3/15/2022	14	14
7.50%, 3/15/2022	35	37
7.50%, 4/15/2022	24	25
7.50%, 4/15/2022	21	22
7.50%, 4/15/2022	41	43
7.50%, 4/15/2022	24	25
7.50%, 5/15/2022	39	41
7.50%, 7/15/2022	67	70
7.50%, 8/15/2022	25	26
7.50%, 8/15/2022	38	41
7.50%, 8/15/2022	8	8
7.50%, 8/15/2022	2	3
7.50%, 8/15/2022	22	23
7.50%, 8/15/2022	34	36
7.50%, 8/15/2022	88	93
7.50%, 8/15/2022	72	76
7.00%, 11/15/2022	42	44
7.00%, 11/15/2022	22	23
7.00%, 11/15/2022	66	69
7.00%, 11/15/2022	58	61
7.50%, 11/15/2022	75	80
7.00%, 12/15/2022	51	53
7.00%, 12/15/2022	167	176
7.00%, 1/15/2023	70	74
7.00%, 1/15/2023	41	43
7.00%, 1/15/2023	23	25
7.00%, 2/15/2023	450	475
7.50%, 2/15/2023	14	15
7.50%, 2/15/2023	22	23
7.00%, 3/15/2023	31	33
7.50%, 5/15/2023	32	34
7.50%, 5/15/2023	9	10
7.50%, 5/15/2023	85	90
7.50%, 6/15/2023	24	26
7.00%, 7/15/2023	31	33
7.00%, 7/15/2023	12	13
7.00%, 7/15/2023	115	121
7.00%, 7/15/2023	31	32
7.00%, 8/15/2023	48	51
6.50%, 9/15/2023	43	45
6.50%, 9/15/2023	65	68
6.50%, 9/15/2023	59	61
6.50%, 9/15/2023	71	73
6.00%, 10/15/2023	331	336
6.50%, 10/15/2023	75	77
6.50%, 10/15/2023	54	55
7.00%, 10/15/2023	65	69
7.50%, 10/15/2023	16	17
6.00%, 11/15/2023	162	165
6.00%, 11/15/2023	137	139
6.50%, 11/15/2023	22	23
7.50%, 11/15/2023	107	113
6.00%, 12/15/2023	93	95
6.00%, 12/15/2023	91	93
6.00%, 12/15/2023	7	7
6.50%, 12/15/2023	166	171
6.50%, 12/15/2023	161	167
6.50%, 12/15/2023	103	106
6.50%, 12/15/2023	48	49
See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (GNMA) (continued)
7.00%, 12/15/2023	$48	$51
7.00%, 12/15/2023	73	77
6.00%, 1/15/2024	84	85
6.50%, 1/15/2024	82	85
6.50%, 1/15/2024	30	31
6.50%, 1/15/2024	98	101
6.50%, 1/15/2024	51	52
6.50%, 1/15/2024	97	100
6.50%, 1/15/2024	85	88
6.50%, 1/15/2024	36	37
6.50%, 1/15/2024	51	52
6.00%, 2/15/2024	90	91
6.00%, 2/15/2024	148	150
6.00%, 2/15/2024	66	67
6.00%, 3/15/2024	39	40
6.50%, 3/15/2024	35	36
6.50%, 4/15/2024	76	78
6.50%, 7/15/2024	235	242
7.50%, 8/15/2024	14	15
7.25%, 9/15/2025	82	86
6.50%, 10/15/2025	44	46
6.50%, 1/15/2026	41	42
7.00%, 1/15/2026	61	64
6.50%, 3/15/2026	83	86
7.00%, 5/15/2026	9	10
7.00%, 1/15/2027	71	75
7.00%, 3/15/2027	41	43
7.50%, 4/15/2027	6	6
7.50%, 5/15/2027	68	72
7.50%, 5/15/2027	16	17
7.50%, 6/15/2027	40	43
7.00%, 11/15/2027	154	162
7.00%, 12/15/2027	86	91
6.50%, 2/15/2028	38	39
7.00%, 4/15/2028	3	3
7.00%, 4/15/2028	110	116
8.00%, 12/15/2030	24	26
7.00%, 5/15/2031	43	45
6.50%, 7/15/2031	11	11
7.00%, 7/15/2031	11	12
7.00%, 7/15/2031	1	1
7.00%, 9/15/2031	13	14
6.50%, 10/15/2031	78	81
6.50%, 7/15/2032	104	107
6.00%, 8/15/2032	448	454
6.00%, 9/15/2032	382	387
6.00%, 2/15/2033	109	110
5.00%, 2/15/2034	1,162	1,129
6.00%, 1/20/2024	54	55
6.00%, 4/20/2024	95	96
6.50%, 4/20/2024	56	58
6.00%, 5/20/2024	99	101
6.00%, 5/20/2024	35	36
6.00%, 10/20/2024	59	59
6.00%, 9/20/2025	35	36
6.00%, 11/20/2025	42	42
6.50%, 7/20/2026	28	29
6.00%, 10/20/2028	60	60
6.50%, 10/20/2028	48	50
5.50%, 5/20/2035	1,464	1,448

		14,039

U.S. Treasury (15.38%)
4.13%, 8/15/2010 (h)	15,000	15,073
4.25%, 10/15/2010 (h)	9,750	9,828
4.63%, 7/31/2012 (h)	11,550	11,785
4.25%, 8/15/2014 (h)	3,000	2,993
4.13%, 5/15/2015 (h)	8,750	8,626
4.25%, 8/15/2015 (h)	1,700	1,687
6.88%, 8/15/2025 (h)	5,250	6,542
6.13%, 8/15/2029	500	590

		57,124

U.S. Treasury Inflation-Indexed Obligations (5.43%)
3.88%, 1/15/2009 (h)	8,875	9,110
3.00%, 7/15/2012 (h)	10,523	11,059

		20,169

U.S. Treasury Strip (3.18%)
0.00%, 11/15/2015 (e)(h)	4,000	2,795
0.00%, 5/15/2020 (e)(h)	13,800	7,557
0.00%, 11/15/2021 (e)(h)	2,900	1,464

		11,816

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$284,185

SHORT TERM INVESTMENTS (11.99%)
Commercial Paper (1.01%)
Paccar Financial
4.60%, 11/1/2007 (b)	$3,000	$3,000
Sysco Corp
4.67%, 11/ 1/2007 (b)	750	750

		3,750

Money Market Funds (10.98%)
BNY Institutional Cash Reserve Fund (b)	40,783	40,783

TOTAL SHORT TERM INVESTMENTS		$44,533

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

REPURCHASE AGREEMENTS (5.50%)
Money Center Banks (5.50%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $10,508,000; 0%; dated 12/13/07-07/25/08)	$10,202	$10,202
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $10,508,000; 0% - 6.13%; dated 12/04/07-08/25/16)	10,202	10,202

		20,404

TOTAL REPURCHASE AGREEMENTS		$20,404

Total Investments		$578,044
Liabilities in Excess of Other Assets, Net — (55.63)%		(206,612)

TOTAL NET ASSETS — 100.00%		$371,432

(a)	Variable Rate

(b)	Security was purchased with the cash proceeds from securities loans.

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $17,929 or 4.83% of net assets.

(d)	Security purchased on a when-issued basis.

(e)	Non-Income Producing Security

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $9,123 or 2.46% of net assets.

(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $510 or 0.14% of net assets.

(h)	Security or a portion of the security was on loan at the end of the period.

(i)	Security was purchased in a “to-be-announced” (“TBA”) transaction.

See Notes to Financial Statements.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$3,171
Unrealized Depreciation	(5,246)

Net Unrealized Appreciation (Depreciation)	(2,075)
Cost for federal income tax purposes	580,119
All dollar amounts are shown in thousands (000’s)
Options/Swaptions

		Exercise	Expiration
Description	Contracts	Rate	Month	U.S. $ Value

Written Put — OTC 10 Year Interest Rate Swap; pay floating rate based on 3-month LIBOR; with Lehman Brothers	57,000,000	5.78%	11/19/2007	$(4)

(Premiums received $108)				$(4)

All dollar amounts are shown in thousands (000’s)
Interest Rate Swap Agreements

		Unrealized
	Notional	Appreciation/
Description	Amount	(Depreciation)

Receive semi-annually a fixed rate of 4.855% and pay quarterly a floating rate based on 3-month LIBOR to Lehman Brothers. Expires September 2009.	$7,000	$30

Receive semi-annually a fixed rate of 4.96750% and pay quarterly a floating rate based on 3-month LIBOR to Lehman Brothers. Expires September 2012.	$5,000	31

Receive semi-annually a fixed rate of 5.6% and pay quarterly a floating rate based on 3-month LIBOR to Deutsche Bank. Expires June 2037.	$4,200	158
All dollar amounts are shown in thousands (000’s)
Total Return Swap Agreements

		Unrealized
	Notional	Appreciation/
Description	Amount	(Depreciation)

Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 10 basis points with Wachovia Bank. Expires October 2007.	$2,350	$(8)
All dollar amounts are shown in thousands (000’s)
See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2007
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Sell:
U.S. 10 Year Note;
December 2007	268	$29,669	$29,484	$185
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Mortgage Securities	94.36%
Government	28.32%
Financial	17.28%
Asset Backed Securities	15.47%
Consumer, Non-cyclical	0.20%
Liabilities in Excess of Other Assets, Net	(55.63%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	7.94%
Interest Rate Swaps	0.06%
Total Return Swaps	0.00%
Written Swaptions	0.00%
See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

PREFERRED STOCKS (4.63%)
Building — Residential & Commercial (0.01%)
Pulte Homes Inc	1,200	$23

Cable TV (0.09%)
Comcast Corp - 6.625%	7,000	163

Commercial Banks (0.40%)
Barclays Bank PLC (a)	9,000	228
Compass Capital III	5,900	148
Royal Bank of Scotland Group PLC — Series L	8,000	168
Royal Bank of Scotland Group PLC — Series S	500	12
VNB Capital Trust I	5,600	141

		697

Diversified Financial Services (0.19%)
Citigroup Capital IX	300	7
Citigroup Capital VII	2,600	65
Citigroup Capital X	1,600	36
Citigroup Capital XI	4,900	108
Citigroup Capital XIV	100	2
General Electric Capital Corp 5.875%	400	10
General Electric Capital Corp 6.100%	700	17
General Electric Capital Corp 6.450%	3,200	82

		327

Electric — Integrated (0.44%)
Alabama Power Co Series 07-B	10,200	251
FPL Group Capital Inc (a)	3,200	83
Georgia Power Co - 6.375%	10,300	265
Gulf Power Co	100	2
PPL Capital Funding Inc	6,800	164

		765

Finance — Consumer Loans (0.14%)
HSBC Finance Corp 6.000%	100	2
HSBC Finance Corp 6.875%	9,600	241

		243

Finance — Credit Card (0.00%)
Capital One Capital II	300	7

Finance — Investment Banker & Broker (0.30%)
Bear Stearns Capital Trust III	200	5
JP Morgan Chase Capital XI	1,300	28
JP Morgan Chase Capital XII	400	10
JP Morgan Chase Capital XII	3,800	86
Lehman Brothers Holdings Capital Trust Series L	900	20
Merrill Lynch Capital Trust III	6,500	164
Merrill Lynch Preferred Capital Trust V	2,700	67
Morgan Stanley Capital Trust III	4,200	94
Morgan Stanley Capital Trust IV	2,600	58

		532

Finance — Mortgage Loan/Banker (0.01%)
Countrywide Financial Corp	900	16

Finance — Other Services (0.04%)
National Rural Utilities Cooperative Finance Corp 5.950%	300	7
National Rural Utilities Cooperative Finance Corp 6.100%	1,000	22
National Rural Utilities Cooperative Finance Corp 6.750%	1,700	41

		70

Investment Companies (0.05%)
Allied Capital Corp	3,700	83

Investment Management & Advisory Services (0.14%)
Deutsche Bank Contingent Capital Trust	10,300	247

Life & Health Insurance (0.11%)
Delphi Financial Group Inc - 7.376%	3,600	79
PLC Capital Trust V	5,000	110

		189

Money Center Banks (0.30%)
Santander Finance Preferred SA Uniperso 6.50% (b)	8,400	197
Santander Finance Preferred SA Uniperso 6.80% (b)	2,300	54
UBS Preferred Funding Trust IV	11,100	274

		525

Multi-Line Insurance (0.37%)
Aegon NV - 6.375%	4,900	112
Aegon NV - 7.25% (a)	3,519	89
ING Groep NV 7.05%	11,200	279
XL Capital Ltd 7.625%	6,300	159

		639

Multimedia (0.08%)
Viacom Inc	5,900	143

Property & Casualty Insurance (0.17%)
Berkley W R Capital Trust	10,300	240
Markel Corp	2,300	59

		299

Regional Banks (0.91%)
BAC Capital Trust IV	200	4
BAC Capital Trust V	1,000	22
BAC Capital Trust VIII	1,300	29
BAC Capital Trust XII	2,000	50
Fifth Third Capital Trust V	6,900	175
Fleet Capital Trust VIII	3,100	78
KeyCorp Capital IX	9,300	219
Keycorp Capital V	600	12

See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

PREFERRED STOCKS (continued)
Regional Banks (continued)
Keycorp Capital VI	1,400	$30
National City Capital Trust II	4,500	97
PNC Capital Trust D	10,800	244
USB Capital VI	500	11
USB Capital VII	800	17
Wachovia Capital Trust IX	3,500	80
Wachovia Corp	7,900	205
Wells Fargo Capital IX	300	6
Wells Fargo Capital VII	1,400	31
Wells Fargo Capital VIII	2,500	53
Wells Fargo Capital XI	9,600	223

		1,586

Reinsurance (0.10%)
Everest Re Capital Trust 6.20%	1,100	24
PartnerRe Ltd — Series D	4,400	100
RenaissanceRe Holdings Ltd — Series C	300	6
RenaissanceRe Holdings Ltd — Series D	2,300	49

		179

REITS — Apartments (0.09%)
AvalonBay Communities Inc	3,000	77
BRE Properties Inc — Series C	3,500	78

		155

REITS — Diversified (0.10%)
PS Business Parks Inc — Series H	3,400	76
PS Business Parks Inc — Series I	100	2
PS Business Parks Inc — Series P	1,200	27
Vornado Realty Trust — Series I	3,600	78

		183

REITS — Shopping Centers (0.03%)
Kimco Realty Corp (a)	2,400	61

REITS — Single Tenant (0.09%)
Realty Income Corp Series D	6,900	160

REITS — Storage (0.08%)
Public Storage Inc 6.450%; Series F	900	20
Public Storage Inc 6.625%; Series M	4,600	102
Public Storage Inc 6.95%; Series H	1,000	23

		145

REITS — Warehouse & Industrial (0.14%)
AMB Property Corp; Series M	5,300	122
AMB Property Corp; Series P	5,100	119

		241

Sovereign Agency (0.01%)
Tennessee Valley Authority — Series D	600	14

Special Purpose Entity (0.05%)
Corporate-Backed Trust Certificates — Series PRU	700	$16
Corts-IBM	100	2
Merrill Lynch Capital Trust I	100	2
National City Capital Trust IV (a)	2,600	66
PreferredPlus TR-CCR1; 6.00%	100	2

		88

Telephone — Integrated (0.14%)
AT&T Inc 6.375%	10,000	241

Television (0.05%)
CBS Corp 6.75%	3,500	82

TOTAL PREFERRED STOCKS		$8,103

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (83.15%)
Aerospace & Defense Equipment (0.11%)
Goodrich Corp
6.80%, 7/ 1/2036	$160	174
United Technologies Corp
6.10%, 5/15/2012	15	16

		190

Agricultural Operations (0.16%)
Archer-Daniels-Midland Co
5.94%, 10/ 1/2032	10	10
Bunge Ltd Finance Corp
4.38%, 12/15/2008	265	263

		273

Airlines (0.27%)
Continental Airlines Inc
5.98%, 4/19/2022 (c)	115	113
Northwest Airlines Inc
7.03%, 11/ 1/2019 (c)	230	232
Southwest Airlines Co
6.15%, 8/ 1/2022 (d)	130	132

		477

Appliances (0.06%)
Whirlpool Corp
6.19%, 6/15/2009 (e)	100	100

Asset Backed Securities (9.93%)
Ameriquest Mortgage Securities Inc
5.17%, 3/25/2035 (e)	31	30
5.10%, 7/25/2035 (e)	45	45
Argent Securities Inc
5.02%, 7/25/2036 (e)(f)	650	620
Carrington Mortgage Loan Trust
5.15%, 12/25/2035 (e)(f)	800	794

See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Asset Backed Securities (continued)
Chase Funding Mortgage Loan Asset-Backed Certificates
5.37%, 9/25/2033 (e)	$105	$103
5.10%, 12/25/2033 (e)	13	13
Citigroup Mortgage Loan Trust Inc
5.02%, 3/25/2037 (e)	625	597
CNH Equipment Trust
5.59%, 6/15/2010 (e)(f)	425	425
5.32%, 2/15/201l (e)	124	124
Countrywide Asset-Backed Certificates
5.94%, 1/25/2034 (e)	325	292
5.16%, 2/25/2036 (e)(f)	653	639
5.12%, 3/25/2036 (e)(f)	675	660
5.12%, 4/25/2036 (e)(f)	1,550	1,513
5.03%, 2/25/2037 (e)(f)	650	630
5.00%, 11/25/2037 (e)	400	387
Countrywide Home Equity Loan Trust
5.32%, 12/15/2035 (e)	129	128
First Franklin Mortgage Loan Asset Backed
Certificates
5.14%, 9/25/2035 (e)(f)	879	872
5.11%, 11/25/2035 (e)(f)	925	901
4.94%, 3/25/2036 (e)(f)	215	214
First-Citizens Home Equity Loan LLC
5.30%, 9/15/2022 (b)(e)	121	119
Ford Credit Floorplan Master Owner Trust
5.54%, 6/15/201l (e)	410	406
GMAC Mortgage Corp Loan Trust
5.05%, 8/25/2035 (e)	300	293
Great America Leasing Receivables
5.39%, 9/15/201l(b)	90	90
Indymac Residential Asset Backed Trust
5.06%, 4/25/2037 (e)	800	773
JP Morgan Mortgage Acquisition Corp
5.04%, 4/25/2036 (e)(f)	525	512
5.45%, 11/25/2036	455	448
4.95%, 3/25/2037 (e)	271	267
5.02%, 3/25/2037 (e)	290	276
Lehman XS Trust
5.07%, 9/25/2035 (e)(f)	396	394
Long Beach Mortgage Loan Trust
5.40%, 6/25/2034 (e)	40	38
5.02%, 7/25/2036 (e)	500	475
4.98%, 10/25/2036 (e)(f)	800	781
4.98%, 11/25/2036 (e)	675	658
Marriott Vacation Club Owner Trust
5.52%, 5/20/2029 (b)(e)	150	149
Merrill Lynch Mortgage Investors Inc
5.10%, 2/25/2037 (e)	775	713
MSDWCC Heloc Trust
5.06%, 7/25/2017 (e)	62	61
Popular ABS Mortgage Pass-Through Trust
5.13%, 11/25/2035 (e)	275	271
Residential Asset Mortgage Products Inc
5.14%, 7/25/2035 (e)	219	216
SACO I Inc
5.01%, 6/25/2036 (e)(f)	303	292
5.01%, 9/25/2036 (e)	375	339
Saxon Asset Securities Trust
5.39%, 3/25/2035 (e)	250	230
Swift Master Auto Receivables Trust
5.19%, 6/15/2012 (e)	250	247
Wells Fargo Home Equity Trust
4.97%, 3/25/2037 (e)	343	340

		17,375

Auto — Car & Light Trucks (0.29%)
Daimler Finance North America LLC
6.13%, 3/13/2009 (e)(f)	325	325
5.75%, 9/8/2011	130	133
7.30%, 1/15/2012	45	48

		506

Automobile Sequential (2.34%)
AmeriCredit Automobile Receivables Trust
5.82%, 4/ 6/2012 (e)	150	149
Capital Auto Receivables Asset Trust
5.24%, 11/15/2008 (e)	191	191
5.12%, 10/15/2009 (e)	325	325
3.92%, 11/16/2009	250	248
5.32%, 3/15/2010 (e)	405	404
5.52%, 3/15/201l (e)	245	247
Capital One Auto Finance Trust
5.10%, 7/15/201l (e)	445	444
5.13%, 10/15/2012 (e)	330	326
Daimler Chrysler Auto Trust
2.85%, 8/8/2010 (f)	750	750
Ford Credit Auto Owner Trust
5.30%, 6/15/2012	210	209
5.60%, 10/15/2012	90	91
Hyundai Auto Receivables Trust
5.49%, 1/17/2012 (e)	140	140
WFS Financial Owner Trust
3.93%, 2/17/2012	427	424
4.50%, 5/17/2013	150	149

		4,097

Beverages — Non-Alcoholic (0.08%)
Bottling Group LLC
4.63%, 11/15/2012	15	15
PepsiAmericas Inc
5.75%, 7/31/2012	115	117

		132

See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Beverages — Wine & Spirits (0.01%)
Diageo Capital PLC
3.50%, 11/19/2007	$15	$15

Brewery (0.16%)
Anheuser-Busch Cos Inc
4.38%, 1/15/2013	30	29
Cia Brasileira de Bebidas
10.50%, 12/15/2011	75	88
Coors Brewing Co
6.38%, 5/15/2012	4	4
SABMiller PLC
5.53%, 7/ 1/2009 (b)(e)	165	166

		287

Building — Residential & Commercial (0.01%)
Centex Corp
5.80%, 9/15/2009	15	14

Building & Construction Products — Miscellaneous (0.06%)
CRH America Inc
6.00%, 9/30/2016	100	99
6.40%, 10/15/2033	15	14

		113

Building Products — Cement & Aggregate (0.37%)
C8 Capital SPV Ltd
6.64%, 12/29/2049 (b)(c)(e)	305	297
Martin Marietta Materials Inc
5.13%, 4/30/2010 (e)	350	346

		643

Building Products — Wood (0.06%)
Masco Corp
6.00%, 3/12/2010 (e)	100	98

Cable TV (0.67%)
Comcast Cable Communications Holdings Inc
8.38%, 3/15/2013	67	76
Comcast Corp
5.54%, 7/14/2009 (e)	125	125
6.30%, 11/15/2017	75	77
7.05%, 3/15/2033	200	215
COX Communications Inc
6.25%, 12/14/2007 (e)(f)	200	200
4.63%, 1/15/2010	40	40
6.75%, 3/15/2011	70	73
7.13%, 10/ 1/2012	65	69
6.45%, 12/ 1/2036 (b)	85	84
Rogers Cable Inc
6.75%, 3/15/2015	200	209

		1,168

Cellular Telecommunications (1.13%)
America Movil SAB de CV
5.63%, 11/15/2017	350	347
AT&T Mobility LLC
7.13%, 12/15/2031	265	294
New Cingular Wireless Services Inc
8.13%, 5/1/2012	250	279
Nextel Communications Inc
5.95%, 3/15/2014	175	167
Rogers Wireless Inc
6.38%, 3/1/2014	130	133
US Unwired Inc
10.00%, 6/15/2012 (c)	165	176
Vodafone Group PLC
7.75%, 2/15/2010	30	32
6.03%, 6/15/201l (e)	145	144
5.78%, 2/27/2012 (e)	300	297
6.15%, 2/27/2037	110	108

		1,977

Chemicals — Diversified (0.06%)
EI Du Pont de Nemours & Co
4.75%, 11/15/2012	15	15
ICI Wilmington Inc
5.63%, 12/ 1/2013	95	95

		110

Coatings & Paint (0.09%)
Valspar Corp
5.63%, 5/ 1/2012	75	75
6.05%, 5/ 1/2017	75	76

		151

Commercial Banks (1.83%)
Barclays Bank PLC
5.93%, 12/31/2049 (b)(e)	170	161
BBVA Bancomer SA/Grand Cayman
6.01%, 5/17/2022 (b)(e)	270	260
BOI Capital Funding No 2 LP
5.57%, 8/29/2049 (b)(e)	115	106
Commonwealth Bank of Australia
6.02%, 3/15/2036 (b)	120	116
Credit Agricole SA/London
6.64%, 5/31/2049 (b)(e)	150	142
Glitnir Banki HF
5.40%, 10/15/2008 (b)(e)	125	125
KeyBank NA
5.51%, 11/ 3/2009 (e)	300	301
Lloyds TSB Group PLC
6.27%, 11/29/2049 (b)(e)	200	185
M&I Marshall & Ilsley Bank
5.63%, 12/ 4/2012 (f)	400	389
Royal Bank of Scotland Group PLC
7.64%, 3/31/2049 (d)(e)	200	207
6.99%, 10/29/2049 (b)(d)(e)	200	202

See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Commercial Banks (continued)
United Overseas Bank Ltd
4.50%, 7/2/2013 (b)	$20	$19
US Bank NA/Cincinnati OH
6.38%, 8/1/2011	40	42
Wachovia Bank NA/Charlotte NC
7.80%, 8/18/2010	500	536
4.88%, 2/1/2015	130	124
Woori Bank
6.13%, 5/3/2016 (b)(e)	125	125
6.21%, 5/2/2037 (e)	180	168

		3,208

Commercial Services — Finance (0.01%)
Equifax Inc
4.95%, 11/1/2007	10	10

Computers (0.01%)
Hewlett-Packard Co
6.50%, 7/1/2012	15	16

Computers — Integrated Systems (0.00%)
NCR Corp
7.13%, 6/15/2009	5	5

Containers — Paper & Plastic (0.13%)
Pactiv Corp
5.88%, 7/15/2012	150	153
6.40%, 1/15/2018	70	72

		225

Credit Card Asset Backed Securities (3.15%)
American Express Credit Account Master Trust
5.32%, 8/15/201l(b)(e)	130	129
5.34%, 9/15/201l(e)	475	475
4.35%, 12/15/2011	200	199
5.37%, 3/15/2012 (e)	505	502
Arran
5.27%, 12/15/2010 (e)(f)(g)	425	421
Bank One Issuance Trust
5.41%, 3/15/2012 (e)	300	299
Chase Credit Card Master Trust
5.42%, 1/17/201l(e)	325	325
5.44%, 2/15/201l(e)	275	275
Citibank Credit Card Master Trust I
5.88%, 3/10/2011	150	152
6.01%, 3/10/201l(e)	150	150
Discover Card Master Trust
5.65%, 3/16/2020	192	192
Discover Card Master Trust I
5.33%, 5/15/2012 (e)(f)	425	422
First USA Credit Card Master Trust
5.39%, 4/18/201l(e)	300	300
GE Capital Credit Card Master Note Trust
5.29%, 6/15/201l(e)	325	325
MBNA Master Credit Card Trust
5.69%, 9/15/2010	255	255
Providian Gateway Master Trust
5.46%, 5/16/201l(b)(e)(g)	460	460
5.45%, 7/15/2011 (b)(e)(f)(g)	350	350
Providian Master Note Trust
5.10%, 11/15/2012 (b)	275	272

		5,503

Data Processing & Management (0.06%)
Dun & Bradstreet Corp
5.50%, 3/15/2011	100	101

Diversified Financial Services (0.27%)
General Electric Capital Corp
7.38%, 1/19/2010	105	110
4.25%, 12/1/2010	275	271
6.00%, 6/15/2012	85	88

		469

Diversified Manufacturing Operations (0.29%)
Carlisle Cos Inc
6.13%, 8/15/2016	150	152
Parker Hannifin Corp
4.88%, 2/15/2013	10	10
Tyco Electronics Group SA
6.55%, 10/1/2017 (b)(c)	330	337

		499

Diversified Minerals (0.08%)
BHP Billiton Finance USA Ltd
4.80%, 4/15/2013	15	15
Vale Overseas Ltd
6.25%, 1/23/2017	125	126

		141

Diversified Operations (0.13%)
Capmark Financial Group Inc
6.03%, 5/10/2010 (b)(e)	250	228

Drug Delivery Systems (0.30%)
Hospira Inc
5.68%, 3/30/2010 (e)(f)	250	248
6.05%, 3/30/2017	270	270

		518

Electric — Distribution (0.08%)
Detroit Edison Co/The
5.45%, 2/15/2035	150	137

Electric — Generation (0.40%)
Korea East-West Power Co Ltd
4.88%, 4/21/2011 (b)	30	30
System Energy Resources Inc
6.20%, 10/1/2012	430	433

See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Electric — Generation (continued)
Tenaska Gateway Partners Ltd
6.05%, 12/30/2023 (b)	$193	$194
Tenaska Virginia Partners LP
6.12%, 3/30/2024 (b)	46	47

		704

Electric — Integrated (2.63%)
Arneren Energy Generating Co
7.95%, 6/1/2032	10	12
Arizona Public Service Co
6.38%, 10/15/2011	200	206
6.50%, 3/1/2012	25	26
5.80%, 6/30/2014	85	85
6.25%, 8/1/2016	165	169
Baltimore Gas & Electric Co
5.90%, 10/1/2016	90	90
Carolina Power & Light Co
8.63%, 9/15/2021	75	94
Commonwealth Edison Co
3.70%, 2/1/2008	500	498
6.15%, 3/15/2012	110	113
4.70%, 4/15/2015	195	184
5.95%, 8/15/2016	95	96
Consolidated Edison Co of New York Inc
4.88%, 2/1/2013	15	15
Consumers Energy Co
4.25%, 4/15/2008	10	10
DTE Energy Co
7.05%, 6/1/2011	30	31
Entergy Gulf States Inc
3.60%, 6/1/2008	20	20
6.47%, 12/ 8/2008 (b)(e)	120	120
Entergy Mississippi Inc
5.15%, 2/1/2013	250	244
Exelon Generation Co LLC
6.20%, 10/1/2017	145	145
Georgia Power Co
5.70%, 2/17/2009 (e)	295	296
Jersey Central Power & Light Co
6.15%, 6/1/2037 (b)	200	195
Midamerican Energy Co
6.75%, 12/30/2031	35	38
Northeast Utilities
3.30%, 6/1/2008	15	15
Ohio Power Co
5.42%, 4/ 5/2010 (e)(f)	255	253
Oncor Electric Delivery Co
6.38%, 5/1/2012	175	180
7.00%, 5/1/2032	85	90
PPL Electric Utilities Corp
4.30%, 6/1/2013	15	14
PPL Energy Supply LLC
5.40%, 8/15/2014	65	63
Puget Sound Energy Inc
3.36%, 6/1/2008	25	25
San Diego Gas & Electric Co
6.13%, 9/15/2037	340	349
Southern California Edison Co
5.46%, 2/2/2009 (e)	205	204
5.00%, 1/15/2014	25	25
Southern Co
5.30%, 1/15/2012	110	110
Transelec SA
7.88%, 4/15/2011	50	53
Union Electric Co
4.65%, 10/1/2013	150	143
Virginia Electric & Power Co
4.50%, 12/15/2010	85	84
5.40%, 1/15/2016 (c)	115	113
6.00%, 5/15/2037	205	201

		4,609

Electric Products — Miscellaneous (0.00%)
Emerson Electric Co
6.00%, 8/15/2032	5	5

Electronic Components — Semiconductors (0.21%)
Chartered Semiconductor Manufacturing Ltd
6.25%, 4/4/2013	120	120
National Semiconductor Corp
5.94%, 6/15/2010 (e)(f)	250	249

		369

Export & Import Bank (0.03%)
Export- Import Bank Of Korea
4.50%, 8/12/2009	60	59

Finance — Auto Loans (0.23%)
American Honda Finance Corp
5.28%, 4/20/2010 (b)(e)(f)	400	399

Finance — Commercial (0.44%)
CIT Group Inc
5.24%, 4/27/2011 (e)	225	212
5.00%, 2/13/2014	15	13
Textron Financial Corp
5.63%, 2/25/2011 (e)(f)	425	421
6.00%, 2/15/2067 (b)(c)(e)	125	116

		762

Finance — Consumer Loans (0.65%)
HSBC Finance Corp
4.13%, 12/15/2008	20	20
4.13%, 11/16/2009 (h)	355	349
5.81%, 11/16/2009 (e)	250	249
7.00%, 5/15/2012	180	190
4.75%, 7/15/2013	170	164

See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Finance — Consumer Loans (continued)
John Deere Capital Corp
7.00%, 3/15/2012	$20	$21
SLM Corp
3.56%, 3/2/2009 (e)	50	47
5.24%, 7/26/2010 (e)	100	94

		1,134

Finance — Credit Card (0.15%)
American Express Co
4.88%, 7/15/2013	15	15
Capital One Bank
5.00%, 6/15/2009	110	109
6.50%, 6/13/2013	130	132

		256

Finance — Investment Banker & Broker (4.19%)
Banque Paribas/New York
6.88%, 3/1/2009	25	26
Bear Stearns Cos Inc/The
5.49%, 7/16/2009 (e)	285	282
5.69%, 11/28/2011 (e)	450	435
5.30%, 10/30/2015	50	47
Citigroup Funding Inc
5.43%, 10/22/2009 (e)(f)	150	150
Citigroup Inc
5.50%, 8/27/2012 (c)	500	506
Credit Suisse USA Inc
5.48%, 1/15/2010 (e)	150	150
6.50%, 1/15/2012	50	52
Goldman Sachs Group Inc/The
3.88%, 1/15/2009	360	356
5.82%, 3/2/2010 (e)	200	199
5.54%, 2/6/2012 (e)	150	147
6.25%, 9/1/2017	490	498
6.45%, 5/1/2036	100	98
Jefferies Group Inc
6.45%, 6/8/2027	300	282
6.25%, 1/15/2036	200	182
JPMorgan Chase & Co
6.75%, 2/1/2011	510	534
5.25%, 5/1/2015	295	288
Lehman Brothers Holdings Capital Trust
5.86%, 11/29/2049	145	135
Lehman Brothers Holdings Inc
5.63%, 11/10/2009 (e)	275	269
6.20%, 9/26/2014	160	161
6.50%, 7/19/2017	200	201
Merrill Lynch & Co Inc
5.61%, 2/6/2009 (e)	380	378
3.52%, 3/2/2009 (e)	20	20
5.58%, 2/5/2010 (e)	175	173
5.56%, 11/1/2011 (e)	200	195
5.90%, 6/5/2012 (e)(f)	150	145
6.05%, 8/15/2012	140	142
6.11%, 1/29/2037	170	156
Morgan Stanley
5.52%, 1/15/2010 (e)(f)	525	521
5.30%, 3/1/2013	20	20
4.75%, 4/1/2014	190	180
5.38%, 10/15/2015	280	270
6.25%, 8/28/2017	135	138

		7,336

Finance — Leasing Company (0.34%)
International Lease Finance Corp
5.64%, 1/15/2010 (e)	170	170
5.72%, 5/24/2010 (e)(f)	200	199
5.65%, 6/1/2014	200	199
Pitney Bowes Credit Corp
5.75%, 8/15/2008	30	30

		598

Finance — Mortgage Loan/Banker (3.30%)
Countrywide Financial Corp
5.87%, 12/19/2008 (e)	145	135
5.43%, 3/24/2009 (e)	150	136
5.80%, 6/7/2012 (c)	260	224
6.25%, 5/15/2016 (c)	125	100
Countrywide Home Loans Inc
4.25%, 12/19/2007 (c)	100	99
Fannie Mae
3.70%, 11/1/2007	45	45
6.13%, 3/15/2012 (c)	475	503
5.17%, 2/25/2018 (e)	106	106
5.12%, 11/25/2022 (e)	127	128
5.07%, 1/25/2023 (e)	155	155
5.17%, 2/25/2032 (e)	163	163
5.12%, 3/25/2035 (e)	210	209
6.50%, 2/25/2047 (g)	125	129
Fannie Mae Whole Loan
5.07%, 5/25/2035 (e)	214	213
Freddie Mac
5.39%, 5/15/2013 (e)	23	23
5.54%, 6/15/2023 (e)	132	134
5.49%, 7/15/2023 (e)(f)	784	780
5.44%, 2/15/2030 (e)	124	125
5.50%, 9/15/2031 (e)	325	319
Ginnie Mae
4.51%, 10/16/2028 (e)	237	234
3.96%, 6/16/2031	278	271
1.30%, 2/16/2047 (e)	2,164	129
0.85%, 3/16/2047 (e)	1,977	122
Residential Capital LLC
6.22%, 6/9/2008 (c)(e)	425	380

See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Finance — Mortgage Loan/Banker (continued)
Residential Capital LLC (continued)
7.59%, 5/22/2009 (e)	$150	$117
7.50%, 2/22/2011 (e)	165	120
SLM Student Loan Trust
5.84%, 6/15/2016 (e)(f)	680	681

		5,780

Finance — Other Services (0.21%)
Alamosa Delaware Inc
8.50%, 1/31/2012	140	146
Lukoil International Finance BV
6.66%, 6/7/2022 (b)	100	96
Mizuho JGB Investment LLC
9.87%, 12/29/2049 (b)(e)	100	103
National Rural Utilities Cooperative Finance Corp
5.75%, 8/28/2009	30	30

		375

Financial Guarantee Insurance (0.07%)
AMBAC Financial Group Inc
6.15%, 2/15/2037 (c)	85	65
MGIC Investment Corp
5.63%, 9/15/2011	65	63

		128

Food — Miscellaneous/Diversified (0.28%)
General Mills Inc
5.31%, 1/22/2010 (e)	300	298
HJ Heinz Finance Co
6.75%, 3/15/2032	15	16
Kraft Foods Inc
6.00%, 8/11/2010 (e)	125	125
6.00%, 2/11/2013	45	46

		485

Food — Retail (0.24%)
Safeway Inc
5.55%, 3/27/2009 (e)	125	125
Tesco PLC
6.15%, 11/15/2037 (b)(d)	300	295

		420

Food — Wholesale & Distribution (0.01%)
Sysco International Co
6.10%, 6/1/2012	15	16

Gas — Distribution (0.09%)
KeySpan Corp
7.63%, 11/15/2010	10	11
Sempra Energy
4.75%, 5/15/2009	60	60
Southern Union Co
6.15%, 8/16/2008	90	90

		161

Health Care Cost Containment (0.07%)
McKesson Corp
5.25%, 3/1/2013	120	119

Home Equity — Other (5.81%)
ACE Securities Corp
5.08%, 8/25/2035 (e)(f)	320	319
5.07%, 10/25/2035 (e)(f)	196	196
Bear Stearns Asset Backed Securities Inc
5.52%, 2/25/2034 (e)	44	44
5.03%, 8/25/2036 (e)(f)	525	501
5.06%, 5/25/2037 (e)(f)	1,750	1,676
Bear Stearns Asset Backed Securities Trust
5.47%, 3/25/2034 (e)(g)	149	137
CDC Mortgage Capital Trust
5.44%, 6/25/2034 (e)	159	156
Citigroup Mortgage Loan Trust Inc
5.02%, 12/25/2035 (e)(f)	100	99
Countrywide Asset-Backed Certificates
6.09%, 6/25/2021 (e)	225	217
First NLC Trust
5.17%, 9/25/2035 (e)(f)	642	632
GMAC Mortgage Corp Loan Trust
5.75%, 10/25/2036	335	327
5.81%, 10/25/2036	115	109
6.05%, 12/25/2037 (e)	260	258
GSAA Trust
5.01%, 4/25/2047 (e)	768	766
HSI Asset Securitization Corp Trust
5.01%, 1/25/2037 (e)	775	738
IXIS Real Estate Capital Trust
5.13%, 9/25/2035 (e)(f)	86	85
5.11%, 12/25/2035 (e)	49	49
Master Asset Backed Securities Trust
7.35%, 8/25/2033 (e)	100	82
Morgan Stanley ABS Capital I
5.74%, 12/25/2034 (e)	50	43
5.12%, 9/25/2035 (e)(f)	227	227
Morgan Stanley Home Equity Loans
5.04%, 2/25/2036 (e)	760	722
New Century Home Equity Loan Trust
5.16%, 3/25/2035 (e)	18	18
Option One Mortgage Loan Trust
5.92%, 5/25/2034 (e)	125	116
5.87%, 2/25/2035 (e)	50	44
5.12%, 8/25/2035 (e)	60	59
4.97%, 7/25/2036 (e)(f)	260	255
5.32%, 3/25/2037 (e)	325	205
Residential Asset Securities Corp
6.02%, 3/25/2035 (e)	75	61
5.07%, 5/25/2035 (e)(f)	59	58
5.14%, 7/25/2035 (e)	113	113
5.02%, 9/25/2036 (e)	305	291

See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Home Equity — Other (continued)
Saxon Asset Securities Trust
6.57%, 3/25/2035 (e)	$225	$216
Soundview Home Equity Loan Trust
4.96%, 7/25/2036 (e)(f)	450	446
Specialty Underwriting & Residential Finance
5.38%, 2/25/2035 (e)	89	86
WAMU Asset-Backed Certificates
5.04%, 5/25/2037 (e)	340	328
Wells Fargo Home Equity Trust
5.37%, 4/25/2034 (e)	175	170
5.16%, 10/25/2035 (b)(e)(f)	320	310

		10,159

Home Equity — Sequential (0.27%)
Countrywide Asset-Backed Certificates
5.39%, 4/25/2036	265	256
5.51%, 8/25/2036	220	212

		468

Industrial Gases (0.01%)
Praxair Inc
6.38%, 4/1/2012	25	26

Insurance Brokers (0.22%)
AON Corp
8.21%, 1/ 1/2027 (c)	190	206
Marsh & McLennan Cos Inc
3.63%, 2/15/2008	10	10
Willis North America Inc
6.20%, 3/28/2017	175	177

		393

Investment Companies (0.23%)
Canadian Oil Sands Ltd
4.80%, 8/10/2009 (b)	150	149
Xstrata Finance Dubai Ltd
5.85%, 11/13/2009 (b)(e)	250	249

		398

Investment Management & Advisory Services (0.12%)
Ameriprise Financial Inc
7.52%, 6/1/2066 (e)	200	204

Life & Health Insurance (0.72%)
Cigna Corp
7.00%, 1/15/2011	105	110
6.15%, 11/15/2036	95	93
Great West Life & Annuity Insurance Co
7.15%, 5/16/2046 (b)(e)	130	133
Hartford Life Global Funding Trusts
5.86%, 9/15/2009 (e)	300	300
Lincoln National Corp
5.65%, 8/27/2012 (c)	145	146
6.05%, 4/20/2067 (e)	105	101
Prudential Financial Inc
5.85%, 6/13/2008 (e)	150	150
4.75%, 4/1/2014	150	141
StanCorp Financial Group Inc
6.88%, 10/1/2012	75	81

		1,255

Medical — Biomedical/Gene (0.11%)
Amgen Inc
5.85%, 6/1/2017 (b)	200	200

Medical — Drugs (0.09%)
Allergan Inc/United States
5.75%, 4/1/2016	160	161

Medical — HMO (0.34%)
UnitedHealth Group Inc
5.42%, 6/21/2010 (b)(e)	250	250
WellPoint Inc
6.80%, 8/ 1/2012	15	16
5.85%, 1/15/2036	205	193
6.38%, 6/15/2037	130	132

		591

Medical — Wholesale Drug Distribution (0.12%)
Cardinal Health Inc
5.65%, 6/15/2012 (b)	200	202

Medical Laboratory & Testing Service (0.03%)
Quest Diagnostics Inc
6.40%, 7/1/2017	50	52

Metal — Diversified (0.04%)
Falconbridge Ltd
7.35%, 6/5/2012 (c)	10	11
5.38%, 6/1/2015	15	14
Xstrata Canada Corp
7.25%, 7/15/2012	40	44

		69

Metal Processors & Fabrication (0.04%)
Commercial Metals Co
6.50%, 7/15/2017	75	78

Money Center Banks (0.26%)
Comerica Capital Trust II
6.58%, 2/20/2037	165	149
Rabobank Capital Funding Trust
5.25%, 12/29/2049 (b)(e)	165	155
Unicredit Luxembourg Finance SA
6.00%, 10/31/2017 (b)	150	148

		452

Mortgage Backed Securities (25.18%)
Adjustable Rate Mortgage Trust
5.44%, 2/25/2035 (e)	74	74
See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
Adjustable Rate Mortgage Trust (continued)
5.09%, 11/25/2035 (e)	$140	$140
Banc of America Commercial Mortgage Inc
7.33%, 11/15/2031	150	155
4.86%, 7/10/2043	265	253
4.97%, 7/10/2043	130	117
5.12%, 7/11/2043	250	249
5.33%, 9/10/2045	325	326
0.08%, 10/10/2045	81,884	320
5.31%, 10/10/2045 (e)	365	364
5.68%, 7/10/2046 (e)	300	299
Banc of America Funding Corp
5.08%, 7/20/2036 (e)(f)	490	489
5.28%, 7/20/2036 (e)(f)	332	320
5.05%, 4/25/2037 (e)(f)	550	545
Bear Stearns Adjustable Rate Mortgage Trust
3.54%, 6/25/2034 (e)	75	74
5.08%, 8/25/2035 (e)	437	437
Bear Stearns Alt-A Trust
5.03%, 11/25/2036 (e)(f)	241	238
5.04%, 4/25/2037 (e)	542	535
Bear Stearns Asset Backed Securities Inc
5.10%, 4/25/2036 (e)(f)	486	462
Bear Stearns Commercial Mortgage Securities Inc
7.00%, 5/20/2030	163	170
3.97%, 11/11/2035	46	46
0.49%, 5/11/2039 (b)(e)	3,108	49
3.24%, 2/11/2041	58	57
Bella Vista Mortgage Trust
5.30%, 1/22/2045 (e)(f)	370	364
5.25%, 5/20/2045 (e)	431	425
Chase Commercial Mortgage Securities Corp
7.32%, 10/15/2032	300	314
Chase Mortgage Finance Corp
4.55%, 7/25/2037 (e)(g)	255	253
Citigroup Commercial Mortgage Trust
0.52%, 10/15/2049 (e)	4,861	119
Citigroup/Deutsche Bank Commercial Mortgage Trust
0.45%, 10/15/2048 (e)	7,946	169
0.34%, 12/11/2049 (e)	7,074	118
Commercial Mortgage Pass Through Certificates
5.03%, 5/10/2043 (e)	100	92
0.05%, 12/10/2046 (e)	3,901	48
5.25%, 12/10/2046	235	234
5.82%, 12/10/2049 (e)	425	401
Countrywide Alternative Loan Trust
5.09%, 5/25/2035 (e)	97	95
6.24%, 7/20/2035 (e)(g)	99	99
5.04%, 6/25/2036 (e)	750	734
Countrywide Asset-Backed Certificates
5.41%, 11/25/2035 (e)	96	95
5.14%, 1/25/2036 (e)(f)	500	493
5.27%, 4/25/2036 (e)	325	240
Countrywide Home Loan Mortgage Pass Through Certificates
4.59%, 12/19/2033 (e)	50	48
5.07%, 4/25/2046 (e)	214	208
Credit Suisse Mortgage Capital Certificates
5.83%, 6/15/2038 (e)	170	173
0.58%, 9/15/2039 (b)	5,120	142
5.81%, 9/15/2039	325	328
0.07%, 12/15/2039	1,442	24
0.67%, 12/15/2039 (e)	6,350	196
CS First Boston Mortgage Securities Corp
6.25%, 12/16/2035	451	450
1.17%, 3/15/2036 (b)(e)	925	22
0.40%, 5/15/2036 (b)(e)	1,029	10
0.58%, 7/15/2036 (b)(e)	1,121	19
0.14%, 11/15/2037 (b)(e)	1,973	39
7.66%, 9/15/2041 (e)	40	42
CW Capital Cobalt Ltd
5.17%, 8/15/2048	355	352
First Union National Bank Commercial
Mortgage Securities Inc
7.84%, 5/17/2032	215	227
8.09%, 5/17/2032	65	69
5.59%, 2/12/2034	45	45
6.14%, 2/12/2034	150	155
GE Capital Commercial Mortgage Corp
0.25%, 5/10/2014	11,555	134
5.61%, 4/10/2017 (e)	525	518
4.97%, 8/11/2036	59	59
0.58%, 3/10/2040 (b)(e)	1,521	24
4.98%, 5/10/2043	465	447
5.33%, 11/10/2045 (e)	195	180
5.33%, 11/10/2045 (e)	850	840
GMAC Commercial Mortgage Securities Inc
6.96%, 9/15/2035	150	157
0.81%, 3/10/2038 (b)(e)	1,097	25
Greenpoint Mortgage Funding Trust
5.14%, 6/25/2045 (e)(f)	504	491
5.17%, 6/25/2045 (e)	86	84
Greenwich Capital Commercial Funding Corp
0.31%, 6/10/2036 (b)(e)	8,961	78
5.91%, 7/10/2038 (e)	230	234
0.34%, 3/10/2039 (b)(e)	12,860	286
GS Mortgage Securities Corp
0.65%, 11/10/2039	2,546	102
GS Mortgage Securities Corp II
5.80%, 8/10/2045 (e)	270	272
See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
GSR Mortgage Loan Trust
5.05%, 12/25/2035 (e)	$64	$64
5.13%, 8/25/2046 (e)(f)	550	537
Homebanc Mortgage Trust
5.21%, 1/25/2036 (e)(f)	595	584
HSI Asset Securitization Corp Trust
5.05%, 8/25/2035 (e)(f)	74	74
Impac CMB Trust
6.13%, 10/25/2033 (e)	39	39
5.25%, 1/25/2035 (e)	73	73
5.18%, 4/25/2035 (e)	60	59
5.30%, 4/25/2035 (e)	59	57
5.17%, 8/25/2035 (e)	85	84
5.38%, 8/25/2035 (e)	200	187
Impac Secured Assets CMN Owner Trust
5.14%, 12/25/2031 (e)(f)	50	51
5.15%, 3/25/2036 (e)(f)	925	900
5.03%, 3/25/2037 (e)	680	673
Indymac Index Mortgage Loan Trust
5.17%, 4/25/2034 (e)	38	37
5.10%, 4/25/2035 (e)	80	78
5.20%, 4/25/2035 (e)	76	74
5.17%, 8/25/2035 (e)	200	197
5.05%, 1/25/2037 (e)(f)	625	614
5.11%, 6/25/2037 (e)(g)	533	518
JP Morgan Alternative Loan Trust
5.02%, 3/25/2037 (e)	585	580
JP Morgan Chase Commercial Mortgage Securities
0.50%, 10/12/2035 (b)(e)	1,607	54
5.02%, 1/12/2037	55	52
5.12%, 9/12/2037 (e)	100	91
1.11%, 1/12/2039 (b)(e)	986	27
5.45%, 6/12/2041 (e)	285	277
0.23%, 1/15/2042 (b)(e)	1,944	32
4.78%, 7/15/2042	290	274
5.59%, 5/12/2045 (e)	190	188
5.44%, 5/15/2045 (e)	325	318
5.30%, 5/15/2047 (e)	355	353
5.82%, 6/15/2049 (e)	425	428
6.10%, 2/12/2051 (e)	260	261
6.20%, 2/12/2051 (b)	230	224
JP Morgan Mortgage Trust
5.30%, 7/25/2035	173	172
4.95%, 11/25/2035 (e)	400	396
5.29%, 4/25/2036 (e)	169	169
5.82%, 6/25/2036 (e)	272	272
5.82%, 6/25/2036 (e)	140	143
5.97%, 6/25/2036 (e)	92	92
5.95%, 8/25/2036 (e)	550	557
6.00%, 8/25/2036 (e)	235	235
5.57%, 10/25/2036 (e)	580	572
5.72%, 4/25/2037 (e)(g)	250	250
5.72%, 4/25/2037 (e)	220	222
LB Commercial Conduit Mortgage Trust
7.33%, 10/15/2032	148	152
LB-UBS Commercial Mortgage Trust
6.06%, 6/15/2020	21	21
4.90%, 6/15/2026	35	35
5.59%, 6/15/2031	110	111
5.74%, 6/15/2032	226	229
0.33%, 3/15/2036 (b)(e)	695	19
1.12%, 3/15/2036 (b)(e)	2,181	52
0.66%, 8/15/2036 (b)(e)	866	15
5.41%, 9/15/2039 (e)	80	78
0.49%, 2/15/2040 (e)	8,689	281
5.46%, 2/15/2040 (e)	940	918
5.48%, 2/15/2040 (e)	240	230
5.49%, 2/15/2040 (e)	435	426
6.24%, 7/17/2040 (e)	250	244
Lehman XS Trust
5.09%, 6/25/2047 (e)(g)	795	790
Merrill Lynch Alternative Note Asset Trust
5.08%, 4/25/2037 (e)(g)	650	606
Merrill Lynch Mortgage Investors Inc
4.99%, 8/25/2035 (e)	12	12
Merrill Lynch Mortgage Trust
5.78%, 8/12/2016	290	291
5.61%, 5/12/2039 (e)	705	714
5.66%, 5/12/2039 (e)	160	160
0.52%, 2/12/2042 (e)	2,327	25
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.46%, 7/12/2046 (e)	170	166
0.55%, 8/12/2048 (e)	2,994	117
0.06%, 12/12/2049 (e)	2,450	36
5.11%, 12/12/2049 (e)	280	277
5.75%, 6/12/2050 (e)	425	401
Morgan Stanley Capital I
7.11%, 4/15/2033	178	183
0.97%, 1/13/204l(b)(e)	665	21
5.11%, 5/24/2043 (b)(e)(f)(g)	425	406
0.04%, 12/15/2043 (b)(e)	2,773	36
5.60%, 12/20/2046 (e)(g)	150	97
5.63%, 4/12/2049 (e)	300	300
5.81%, 4/12/2049	270	251
Morgan Stanley Dean Witter Capital I
6.54%, 2/15/2031	60	62
Nomura Asset Acceptance Corp
5.22%, 2/25/2035 (e)	52	52
See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
Residential Accredit Loans Inc
5.02%, 2/25/2037 (e)(g)	$291	$282
5.02%, 3/25/2047 (e)	1,022	989
Sequoia Mortgage Trust
5.23%, 2/20/2035 (e)	109	107
Specialty Underwriting & Residential Finance
5.10%, 3/25/2036 (e)	91	90
Structured Adjustable Rate Mortgage Loan Trust
4.67%, 7/25/2034 (e)	400	397
5.57%, 8/25/2034 (e)	255	254
5.12%, 3/25/2035 (e)	48	48
5.25%, 12/25/2035	148	148
5.25%, 2/25/2036 (e)	207	207
Structured Asset Mortgage Investments Inc
5.17%, 5/25/2045 (e)	83	82
5.18%, 9/25/2045 (e)	118	118
Structured Asset Securities Corp
5.50%, 6/25/2036 (e)	325	318
Thornburg Mortgage Securities Trust
5.13%, 10/25/2035 (e)	327	326
Wachovia Bank Commercial Mortgage Trust
0.21%, 11/15/2035 (b)	5,226	52
0.20%, 1/15/204l(b)(e)	825	5
0.43%, 10/15/2041 (b)(e)	4,897	68
0.26%, 3/15/2042 (b)(e)	7,881	78
4.94%, 4/15/2042	430	412
5.25%, 12/15/2043	255	253
5.48%, 12/15/2043	80	73
5.60%, 12/15/2043	220	193
4.52%, 5/15/2044	240	236
5.80%, 7/15/2045	345	346
5.90%, 2/15/2051 (e)	280	286
WaMu Mortgage Pass Through Certificates
5.51%, 12/25/2027 (e)	194	192
3.97%, 3/25/2033	27	27
3.80%, 6/25/2034 (e)	125	123
4.67%, 5/25/2035 (e)	75	74
5.70%, 6/25/2037 (e)	194	193
5.61%, 7/25/2044 (e)	54	54
5.18%, 1/25/2045 (e)	68	67
5.40%, 1/25/2045 (e)	188	158
5.10%, 4/25/2045 (e)	37	36
5.14%, 4/25/2045 (e)	67	65
5.16%, 7/25/2045 (e)	96	94
5.25%, 11/25/2045 (e)(f)	487	484
Washington Mutual Alternative Mortgage
5.15%, 6/25/2046 (e)(f)	461	447
5.05%, 1/25/2047 (e)	449	434
Washington Mutual Asset Securities Corp
3.83%, 1/25/2035 (b)	182	178
Wells Fargo Mortgage Backed Securities
4.19%, 3/25/2035 (e)	216	213
4.99%, 10/25/2035 (e)	402	402

		44,054

Multi-Line Insurance (0.86%)
Aegon NV
4.75%, 6/1/2013	10	9
Allstate Corp/The
6.13%, 5/15/2037 (e)	185	181
American International Group Inc
4.25%, 5/15/2013	15	14
CNA Financial Corp
6.00%, 8/15/2011	130	132
Genworth Financial Inc
6.15%, 11/15/2066 (e)	165	154
ING Groep NV
5.78%, 12/8/2035	410	396
Metropolitan Life Global Funding I
5.84%, 3/17/2009 (b)(e)	250	250
5.56%, 5/17/2010 (b)	250	248
XL Capital Ltd 6.500%
6.50%, 12/31/2049 (e)	125	116

		1,500

Multimedia (0.64%)
News America Inc
6.63%, 1/ 9/2008	150	150
6.20%, 12/15/2034	55	53
Thomson Corp/The
5.75%, 2/1/2008	15	15
4.75%, 5/28/2010	15	15
Time Warner Inc
5.73%, 11/13/2009 (e)(f)	200	199
Viacom Inc
6.04%, 6/16/2009 (e)(f)	275	274
5.75%, 4/30/2011	130	131
Walt Disney Co/The
5.82%, 9/10/2009 (e)(f)	275	274
7.00%, 3/1/2032	10	12

		1,123

Mutual Insurance (0.08%)
Liberty Mutual Group Inc
7.50%, 8/15/2036 (b)(c)	130	135

Non-Hazardous Waste Disposal (0.06%)
Oakmont Asset Trust
4.51%, 12/22/2008 (b)	105	104

Office Automation & Equipment (0.08%)
Xerox Corp
5.50%, 5/15/2012	145	145
See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Oil — Field Services (0.25%)
BJ Services Co
5.75%, 6/1/2008 (e)(f)	$425	$426
Halliburton Co
5.50%, 10/15/2010	15	15

		441

Oil & Gas Drilling (0.21%)
Transocean Inc
5.87%, 9/5/2008 (e)(f)	375	374

Oil Company — Exploration & Production (1.00%)
Anadarko Petroleum Corp
6.09%, 9/15/2009 (e)	365	364
EnCana Corp
6.63%, 8/15/2037	35	37
Husky Oil Co
7.55%, 11/15/2016	115	128
Nexen Inc
5.05%, 11/20/2013	310	301
6.40%, 5/15/2037	125	125
Occidental Petroleum Corp
4.00%, 11/30/2007	20	20
Talisman Energy Inc
6.25%, 2/1/2038	215	209
XTO Energy Inc
5.90%, 8/1/2012 (c)	385	395
5.65%, 4/1/2016	175	174

		1,753

Oil Company — Integrated (0.40%)
ConocoPhillips
8.75%, 5/25/2010	25	27
Husky Energy Inc
6.25%, 6/15/2012	40	42
6.15%, 6/15/2019	55	56
6.80%, 9/15/2037	175	183
Marathon Oil Corp
6.80%, 3/15/2032	15	16
Petrobras International Finance Co
5.88%, 3/1/2018	175	172
Petro-Canada
4.00%, 7/15/2013	15	14
5.95%, 5/15/2035	75	72
Petronas Capital Ltd
7.88%, 5/22/2022 (b)	10	12
Suncor Energy Inc
6.50%, 6/15/2038	110	115

		709

Oil Refining & Marketing (0.02%)
Premcor Refining Group Inc/The
6.75%, 2/1/2011	40	42
Paper & Related Products (0.10%)
Alto Parana SA
6.38%, 6/9/2017 (b)	165	168
Celulosa Arauco y Constitucion SA
5.13%, 7/9/2013	10	10

		178

Pharmacy Services (0.14%)
Medco Health Solutions Inc
7.25%, 8/15/2013	225	238

Pipelines (0.94%)
Boardwalk Pipelines LLC
5.50%, 2/1/2017	45	43
CenterPoint Energy Resources Corp
6.13%, 11/1/2017	90	90
6.63%, 11/1/2037	90	90
Consolidated Natural Gas Co
5.00%, 3/1/2014	15	14
Enbridge Energy Partners LP
4.00%, 1/15/2009	35	35
Enbridge Inc
5.80%, 6/15/2014	200	202
Kinder Morgan Energy Partners LP
5.85%, 9/15/2012	450	457
6.50%, 2/1/2037	185	183
National Fuel Gas Co
5.25%, 3/1/2013	40	40
ONEOK Partners LP
5.90%, 4/1/2012	130	133
Pacific Energy
6.25%, 9/15/2015	130	128
TEPPCO Partners LP
7.63%, 2/15/2012	215	231

		1,646

Property & Casualty Insurance (0.36%)
Arch Capital Group Ltd
7.35%, 5/1/2034	150	165
Chubb Corp
6.38%, 3/29/2037 (e)	125	123
Progressive Corp/The
6.25%, 12/1/2032	5	5
6.70%, 6/15/2037	130	128
Safeco Corp
7.25%, 9/1/2012	3	3
Travelers Cos Inc/The
6.25%, 3/15/2067 (e)	110	107
WR Berkley Corp
6.25%, 2/15/2037	115	107

		638

Real Estate Operator & Developer (0.21%)
Duke Realty LP
5.63%, 8/15/2011	45	45
4.63%, 5/15/2013 (c)	10	9
See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Principal
	Amount (000’s)	Value (000’s)

BONDS (continued)
Real Estate Operator & Developer (continued)
Regency Centers LP
8.45%, 9/1/2010	$70	$76
5.88%, 6/15/2017	245	239

		369

Regional Authority (0.03%)
Province of Nova Scotia Canada	25	26
5.75%, 2/27/2012
Province of Ontario Canada
5.13%, 7/17/2012	25	25

		51

Regional Banks (1.42%)
BAC Capital Trust XIII
6.09%, 3/15/2043 (e)	285	262
BAC Capital Trust XIV
5.63%, 3/15/2043 (e)	175	165
Bank of America Corp
3.88%, 1/15/2008	5	5
5.46%, 8/2/2010 (e)	250	249
Bank One Corp
6.00%, 8/1/2008 (c)	50	50
Capital One Financial Corp
6.00%, 9/10/2009 (e)(f)	250	246
5.70%, 9/15/2011	110	109
Fifth Third Bancorp	10	10
3.38%, 8/15/2008
Fleet Capital Trust II
7.92%, 12/11/2026	300	312
PNC Funding Corp
5.10%, 1/31/2012 (e)	450	444
SunTrust Preferred Capital I
5.85%, 12/31/2049 (e)	95	93
Wachovia Corp
6.38%, 2/1/2009	180	182
Wells Fargo & Co	10	10
3.50%, 4/4/2008 (c)
3.12%, 8/15/2008	30	30
5.72%, 8/20/2010 (e)	140	140
Wells Fargo Capital X
5.95%, 12/15/2036	180	169

		2,476

Reinsurance (0.24%)
Endurance Specialty Holdings Ltd
7.00%, 7/15/2034	165	157
PartnerRe Finance II
6.44%, 12/1/2066 (e)	90	84
Platinum Underwriters Finance Inc
7.50%, 6/1/2017	175	186

		427

REITS — Apartments (0.18%)
Archstone-Smith Operating Trust
6.50%, 2/15/2012	50	54
AvalonBay Communities Inc
5.50%, 1/15/2012	120	120
BRE Properties Inc
5.50%, 3/15/2017	105	99
UDR Inc
6.50%, 6/15/2009	40	41

		314

REITS — Diversified (0.36%)
iStar Financial Inc
6.03%, 9/15/2009 (e)	125	121
6.07%, 3/9/2010 (e)	300	283
5.85%, 3/15/2017	250	223

		627

REITS — Healthcare (0.38%)
HCP Inc
6.14%, 9/15/2008 (e)(f)	325	324
5.65%, 12/15/2013	185	179
6.00%, 1/30/2017	125	121
Nationwide Health Properties Inc
6.50%, 7/15/2011	40	41

		665

REITS — Hotels (0.26%)
Hospitality Properties Trust
6.30%, 6/15/2016	100	99
6.70%, 1/15/2018	350	353

		452

REITS — Office Property (0.20%)
Brandywine Operating Partnership LP
5.63%, 12/15/2010	130	130
5.70%, 5/1/2017	125	118
HRPT Properties Trust
6.29%, 3/16/2011 (e)	100	99

		347

REITS — Regional Malls (0.01%)
Simon Property Group LP
5.38%, 8/28/2008	10	10
3.75%, 1/30/2009	15	15

		25

REITS — Shopping Centers (0.15%)
Developers Diversified Realty Corp
5.38%, 10/15/2012	200	198
Federal Realty Investment Trust
6.20%, 1/15/2017	65	65

		263

REITS — Single Tenant (0.55%)
National Retail Properties Inc
6.88%, 10/15/2017	200	200
Realty Income Corp
6.75%, 8/15/2019	420	423
See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Principal
	Amount (000’s)	Value (000’s)

BONDS (continued)
REITS — Single Tenant (continued)
Tanger Properties LP
9.13%, 2/15/2008	$335	$338

		961

REITS — Warehouse & Industrial (0.31%)
Prologis
5.75%, 8/24/2009 (e)(f)	250	251
5.50%, 3/1/2013	300	296

		547

Rental — Auto & Equipment (0.36%)
Erac USA Finance Co
5.23%, 4/30/2009 (b)(e)(f)	260	259
5.75%, 8/28/2009 (b)(e)	125	126
5.90%, 11/15/2015 (b)	250	243

		628

Retail — Drug Store (0.01%)
CVS Caremark Corp
3.88%, 11/1/2007	15	15

Retail — Regional Department Store (0.01%)
Kohl’s Corp
6.00%, 1/15/2033	10	9

Savings & Loans — Thrifts (0.42%)
Washington Mutual Bank/Henderson NV
6.88%, 6/15/2011	75	77
5.65%, 8/15/2014	100	93
Washington Mutual Inc
5.54%, 1/15/2010 (e)(f)	575	564

		734

Sovereign (0.11%)
Chile Government International Bond
5.41%, 1/28/2008 (e)	175	175
5.50%, 1/15/2013	5	5
Poland Government International Bond
6.25%, 7/3/2012	15	16

		196

Special Purpose Banks (0.32%)
Korea Development Bank
4.25%, 11/13/2007 (c)	10	10
5.58%, 10/20/2009 (e)	110	110
5.37%, 4/3/2010 (e)(f)	435	434

		554

Special Purpose Entity (1.01%)
BAE Systems Holdings Inc
6.40%, 12/15/2011 (b)	285	296
5.20%, 8/15/2015 (b)	205	197
Capital One Capital IV
6.75%, 2/17/2037	95	83
John Hancock Global Funding II
5.40%, 4/3/2009 (b)(e)(f)	300	301
JP Morgan Chase Capital XXII
6.45%, 2/2/2037	70	65
QBE Capital Funding II LP
6.80%, 6/29/2049 (b)(d)(e)	125	122
Rio Tinto Finance USA Ltd
2.63%, 9/30/2008	15	15
Rockies Express Pipeline LLC
6.44%, 8/20/2009 (b)(e)	180	180
SMFG Preferred Capital USD 1 Ltd
6.08%, 1/29/2049 (b)(e)	185	173
Swiss Re Capital I LP
6.85%, 5/29/2049 (b)(e)	150	151
TransCapitalInvest Ltd
5.67%, 3/5/2014 (b)	150	145
Unilever Capital Corp
7.13%, 11/1/2010	30	32

		1,760

Steel — Producers (0.08%)
Ispat Inland ULC
9.75%, 4/1/2014	130	142

Telecommunication Services (0.01%)
Verizon Global Funding Corp
6.88%, 6/15/2012 (c)	15	16

Telephone — Integrated (1.17%)
AT&T Inc
5.78%, 11/14/2008 (e)(f)	325	325
Deutsche Telekom International Finance
5.39%, 3/23/2009 (e)	250	250
France Telecom SA
7.75%, 3/1/2011 (e)	290	313
Royal KPN NV
8.00%, 10/1/2010	75	81
Telecom Italia Capital SA
4.00%, 11/15/2008	15	15
5.84%, 2/1/2011 (e)	70	70
5.82%, 7/18/201l(e)	150	150
Telefonica Emisiones SAU
5.89%, 6/19/2009 (e)	150	150
5.98%, 6/20/2011	100	102
5.69%, 2/4/2013 (a)(d)(e)	155	153
5.86%, 2/4/2013 (d)	250	255
Telefonica Europe BV
7.75%, 9/15/2010	70	75
Telefonos de Mexico SAB de CV
4.50%, 11/19/2008	100	99

		2,038

Tools — Hand Held (0.14%)
Snap-On Inc
5.38%, 1/12/2010 (e)(f)	225	224
See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Tools — Hand Held (continued)
Stanley Works/The
4.90%, 11/1/2012	$15	$15

		239

Transport — Rail (0.48%)
Burlington Northern Santa Fe Corp
7.95%, 8/15/2030	30	35
Canadian National Railway Co
4.40%, 3/15/2013	15	14
CSX Corp
6.25%, 3/15/2018	500	504
Union Pacific Corp
5.45%, 1/31/2013	250	250
4.70%, 1/2/2024	10	9
6.63%, 2/1/2029	35	36

		848

Transport — Services (0.02%)
FedEx Corp
3.50%, 4/1/2009	40	39

Wireless Equipment (0.24%)
Motorola Inc
4.61%, 11/16/2007 (f)	425	425

TOTAL BONDS		$145,456

SENIOR FLOATING RATE INTERESTS (0.32%)
Retail — Building Products (0.32%)
HD Supply Inc, Term Loan B
0.00%, 8/30/2012 (e)(i)	560	560

TOTAL SENIOR FLOATING RATE INTERESTS		$560

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (57.13%)
Federal Home Loan Mortgage Corporation (FHLMC) (16.17%)
4.50%, 11/1/2022 (j)	1,080	1,044
5.00%, 11/1/2022 (j)	255	251
5.00%, 11/1/2037 (j)	4,435	4,256
5.50%, 11/1/2037 (j)	6,365	6,266
6.00%, 11/1/2037 (j)	7,200	7,245
6.50%, 11/1/2037 (j)	170	174
6.00%, 12/1/2037 (j)	300	302
5.50%, 3/1/2009	5	6
6.50%, 12/1/2015	8	8
7.50%, 12/1/2015	13	13
6.50%, 6/1/2017	44	45
6.00%, 7/1/2017	82	84
5.00%, 5/1/2018	104	103
5.00%, 1/1/2019	120	119
6.00%, 6/1/2028	41	42
6.50%, 3/1/2029	57	59
7.50%, 10/1/2030	24	26
8.00%, 11/1/2030	1	1

	Principal
	Amount
	(000’s)	Value (000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)
7.00%, 12/1/2030	$19	$20
7.50%, 12/1/2030	3	3
6.50%, 5/1/2031	29	30
6.50%, 10/1/2031	7	7
7.00%, 1/1/2032	18	19
6.50%, 2/1/2032	10	10
7.50%, 4/1/2032	10	11
6.50%, 5/1/2032	71	73
6.50%, 5/1/2032	5	6
5.50%, 5/1/2033	121	119
5.50%, 8/1/2033	308	304
5.50%, 10/1/2033	99	98
5.50%, 12/1/2033	81	80
5.50%, 1/1/2034	900	888
5.50%, 9/1/2034	171	169
5.50%, 3/1/2035	208	205
5.00%, 7/1/2035	148	142
6.00%, 8/1/2036	121	122
6.50%, 11/1/2036	298	305
6.00%, 4/1/2037	1,430	1,439
5.87%, 6/1/2035 (e)	308	314
4.68%, 8/1/2035 (e)	157	157
4.99%, 9/1/2035 (e)	319	318
5.44%, 12/1/2035 (e)	226	229
6.56%, 7/1/2036 (e)	345	353
5.68%, 10/1/2036 (e)	1,100	1,107
6.51%, 10/1/2036 (e)	158	162
6.50%, 1/1/2037 (e)	249	254
6.53%, 1/1/2037 (e)	483	495
5.56%, 2/1/2037 (e)	264	264
5.63%, 2/1/2037 (e)	358	359
5.64%, 5/1/2037	186	188

		28,294

Federal National Mortgage Association (FNMA) (19.70%)
4.50%, 11/1/2022 (j)	3,070	2,969
5.00%, 11/1/2022 (j)	2,875	2,830
5.50%, 11/1/2022 (j)	1,500	1,502
5.00%, 11/1/2037 (j)	6,145	5,897
5.50%, 11/1/2037 (j)	7,600	7,488
6.00%, 11/1/2037 (j)	4,785	4,819
6.50%, 11/1/2037 (j)	1,680	1,719
6.50%, 12/1/2037 (j)	300	307
5.50%, 2/1/2009	12	12
5.50%, 6/1/2009	20	20
6.00%, 10/1/2016	11	11
5.00%, 9/1/2017	340	336
5.50%, 1/1/2018	73	73
See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA) (continued)
4.50%, 1/1/2020	$182	$ 176
6.00%, 10/1/2021	464	472
5.50%, 3/1/2023	233	232
5.50%, 7/1/2023	334	333
6.00%, 9/1/2031	48	49
6.50%, 12/1/2031	27	28
6.00%, 4/1/2033	96	97
5.50%, 9/1/2033	183	181
4.24%, 6/1/2034 (e)	74	74
5.50%, 6/1/2034	32	31
4.34%, 7/1/2034 (e)	43	43
4.28%, 12/1/2034 (e)	114	113
4.59%, 3/1/2035 (e)	125	124
5.00%, 7/1/2035	123	119
5.08%, 8/1/2035 (e)	207	207
5.73%, 2/1/2036 (e)	97	97
7.00%, 3/1/2036 (e)	221	224
6.00%, 5/1/2036	84	85
5.65%, 6/1/2036 (e)	184	186
5.79%, 6/1/2036 (e)(g)	53	53
6.00%, 7/1/2036	210	212
6.50%, 8/1/2036	31	32
6.50%, 8/1/2036	254	260
6.50%, 12/1/2036	1,673	1,713
5.44%, 1/1/2037 (e)	238	239
5.50%, 1/1/2037 (e)	711	717
6.50%, 1/1/2037	158	162
5.47%, 3/1/2037 (e)	213	214

		34,456

Government National Mortgage Association (GNMA) (2.73%)
5.50%, 11/1/2037 (j)	2,330	2,315
6.00%, 11/1/2037 (j)	940	952
7.00%, 7/15/2031	12	12
6.00%, 7/15/2032	20	20
6.00%, 12/15/2032	34	34
6.00%, 12/15/2033	501	508
5.00%, 2/15/2034	914	889
6.50%, 10/20/2028	19	20
8.00%, 8/20/2029	2	2
6.50%, 2/20/2032	11	11
6.50%, 5/20/2032	3	4

		4,767

U.S. Treasury (17.84%)
4.50%, 2/15/2009 (c)	2,500	2,515
4.00%, 6/15/2009 (c)	1,250	1,251
3.63%, 7/15/2009 (c)	2,775	2,760
4.88%, 8/15/2009 (c)	2,650	2,691
3.50%, 2/15/2010 (c)	5,240	5,191
5.00%, 2/15/201l (c)	1,750	1,807
4.50%, 4/30/2012 (c)	1,600	1,624
4.38%, 8/15/2012 (c)	1,675	1,696
4.25%, 8/15/2013 (c)	900	902
4.75%, 5/15/2014 (c)	750	771
4.25%, 11/15/2014 (c)	3,500	3,488
8.13%, 8/15/2019 (c)	825	1,082
8.00%, 11/15/2021 (c)	250	333
6.25%, 8/15/2023 (c)	1,250	1,451
6.00%, 2/15/2026 (c)	790	905
6.25%, 5/15/2030 (c)	2,275	2,735

		31,202

U.S. Treasury Inflation-Indexed Obligations (0.69%)
4.25%, 1/15/2010 (c)	371	391
2.00%, 1/15/2014 (c)	816	815

		1,206

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$ 99,925

SHORT TERM INVESTMENTS (3.81%)
Commercial Paper (3.48%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/1/2007	$5,077	$ 5,077
Textron Inc
5.05%, 11/1/2007 (f)	1,000	1,000

		6,077

Money Market Funds (0.33%)
BNY Institutional Cash Reserve Fund (f)	581	581

TOTAL SHORT TERM INVESTMENTS		$ 6,658

Total Investments		$ 260,702
Liabilities in Excess of Other Assets, Net — (49.04)%		(85,776)

TOTAL NET ASSETS - 100.00%		$ 4174,926

See accompanying notes

Schedule of Investments
High Quality Intermediate-Term Bond Fund
October 31, 2007

(a)	Non-Income Producing Security

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $12,835 or 7.34% of net assets.

(c)	Security or a portion of the security was on loan at the end of the period.

(d)	Security purchased on a when-issued basis.

(e)	Variable Rate

(f)	Security was purchased with the cash proceeds from securities loans.

(g)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $4,851 or 2.77% of net assets.

(h)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $69 or 0.04% of net assets.

(i)	This Senior Floating Rate Note will settle after October 31, 2007, at which time the interest rate will be determined.

(j)	Security was purchased in a “to-be-announced” (“TBA”) transaction. See Notes to Financial Statements.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$1,331
Unrealized Depreciation	(3,330)

Net Unrealized Appreciation (Depreciation)	(1,999)
Cost for federal income tax purposes	262,701
All dollar amounts are shown in thousands (000’s)
Total Return Swap Agreements

		Unrealized
	Notional	Appreciation/
Description	Amount	(Depreciation)

Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 0 basis points with Wachovia Bank. Expires November 2007	$1,600	$(5)

Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 10 basis points with Wachovia Bank. Expires October 2007	1,400	(5)

Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 5 basis points with Wachovia Bank. Expires January 2008	3,000	(10)

All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Sell:

U.S. 10 Year Note; December 2007	40	$4,408	$4,400	$8
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Mortgage Securities	65.63%
Financial	25.04%
Asset Backed Securities	21.89%
Government	19.02%
Communications	4.22%
Utilities	3.65%
Energy	2.84%
Consumer, Non-cyclical	2.49%
Industrial	2.33%
Consumer, Cyclical	0.97%
Basic Materials	0.47%
Technology	0.36%
Diversified	0.13%
Liabilities in Excess of Other Assets, Net	(49.04%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	2.52%
Total Return Swaps	0.01%
See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (89.02%)
Advertising Sales (0.23%)
Lamar Media Corp
7.25%, 1/ 1/2013	$935	$937
6.63%, 8/15/2015 (a)	250	240

		1,177

Advertising Services (0.82%)
RH Donnelley Corp
6.88%, 1/15/2013	1,955	1,838
6.88%, 1/15/2013 (b)	500	470
8.88%, 10/15/2017 (a)(c)	1,850	1,850

		4,158

Aerospace & Defense (0.20%)
Esterline Technologies Corp
6.63%, 3/1/2017	1,000	992

Aerospace & Defense Equipment (0.29%)
GenCorp Inc
9.50%, 8/15/2013	700	732
Sequa Corp
8.88%, 4/ 1/2008	750	758

		1,490

Agricultural Chemicals (0.38%)
Mosaic Co/The
7.38%, 12/1/2014 (a)	1,000	1,057
Terra Capital Inc
7.00%, 2/1/2017	865	865

		1,922

Agricultural Operations (0.17%)
Eurofresh
11.50%, 1/15/2013 (a)	1,000	860

Airlines (1.22%)
American Airlines Inc
6.82%, 5/23/2011	1,250	1,216
7.38%, 5/23/2019	288	270
Continental Airlines Inc
8.75%, 12/ 1/2011 (b)	1,000	985
9.80%, 4/ 1/202 l(d)	1,979	2,098
Delta Air Lines Inc
8.95%, 8/10/2014 (a)(d)	250	249
8.02%, 8/10/2022 (a)(d)	100	99
Northwest Airlines Inc
7.03%, 11/1/2019	750	757
United AirLines Inc
7.34%, 7/2/2019 (a)(d)	520	496

		6,170

Apparel Manufacturers (0.72%)
Hanesbrands Inc
8.78%, 12/15/2014 (e)	1,500	1,507
Levi Strauss & Co
9.75%, 1/15/2015 (b)	1,120	1,169
Phillips-Van Heusen
8.13%, 5/1/2013	585	600
7.75%, 11/15/2023	350	358

		3,634

Auto — Car & Light Trucks (0.93%)
Ford Motor Co
9.22%, 9/15/2021	500	445
7.13%, 11/15/2025	225	168
7.45%, 7/16/2031	1,025	810
9.98%, 2/15/2047 (b)	500	447
General Motors Corp
7.40%, 9/ 1/2025	700	581
8.38%, 7/15/2033 (b)	2,500	2,275

		4,726

Auto/Truck Parts & Equipment — Original (0.81%)
Lear Corp
8.75%, 12/ 1/2016 (b)	2,000	1,920
Tenneco Inc
10.25%, 7/15/2013	725	782
Titan International Inc
8.00%, 1/15/2012	600	600
TRW Automotive Inc
7.00%, 3/15/2014 (a)	800	780

		4,082

Beverages — Non-Alcoholic (0.11%)
Cott Beverages USA Inc
8.00%, 12/15/2011	576	557

Beverages — Wine & Spirits (0.45%)
Constellation Brands Inc
7.25%, 9/1/2016	535	539
7.25%, 5/15/2017 (a)	1,750	1,746

		2,285

Broadcasting Services & Programming (0.47%)
Barrington Broadcasting Group
LLC/Barrington Broadcasting Capital Corp
10.50%, 8/15/2014	250	259
Clear Channel Communications Inc
7.65%, 9/15/2010	750	761
Fisher Communications Inc
8.63%, 9/15/2014	400	414
Nexstar Finance Inc
7.00%, 1/15/2014 (b)	1,000	960

		2,394

Building — Residential & Commercial (0.11%)
K Hovnanian Enterprises Inc
8.63%, 1/15/2017 (b)	140	117
KB Home
5.88%, 1/15/2015	500	442

		559

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2007

	Principal Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Building & Construction — Miscellaneous (0.18%)
Dycom Industries Inc
8.13%, 10/15/2015	$920	$936

Building & Construction Products — Miscellaneous (0.29%)
Associated Materials Inc
9.75%, 4/15/2012 (b)	250	255
Builders FirstSource Inc
9.81%, 2/15/2012 (e)	500	470
Gibraltar Industries Inc
8.00%, 12/1/2015 (e)	550	517
Interline Brands Inc
8.13%, 6/15/2014	250	249

		1,491

Building Products — Cement & Aggregate (0.09%)
US Concrete Inc
8.38%, 4/1/2014	500	455

Cable TV (4.70%)
CCH I Holdings LLC/CCH I Holdings Capital Co
11.00%, 10/ 1/2015 (b)	2,100	2,032
11.00%, 10/ 1/2015 (b)	1,470	1,426
CCH I Holdings LLC/Charter Communications Holdings LLC
11.13%, 1/15/2014	750	649
CCO Holdings LLC/CCO Holdings Capital Corp
8.75%, 11/15/2013	500	500
Charter Communications Operating LLC/Charter Communications Operating Capital
8.38%, 4/30/2014 (a)	3,420	3,420
CSC Holdings Inc
8.13%, 8/15/2009	1,100	1,122
DirecTV Holdings LLC/DirecTV Financing Co
8.38%, 3/15/2013	3,670	3,835
6.38%, 6/15/2015	565	545
EchoStar DBS Corp
6.38%, 10/1/2011	2,595	2,627
7.00%, 10/1/2013	1,460	1,520
6.63%, 10/1/2014	1,450	1,479
7.13%, 2/1/2016	1,060	1,108
Insight Communications Co Inc
12.25%, 2/15/2011 (e)	1,525	1,575
Kabel Deutschland GmbH
10.63%, 7/1/2014	375	407
Mediacom LLC/Mediacom Capital Corp
9.50%, 1/15/2013	500	500
Unity Media GmbH
10.38%, 2/15/2015 (a)	1,000	1,050

		23,795

Casino Hotels (1.56%)
Majestic Star Casino LLC/ Majestic Star
9.75%, 1/15/201 l(b)	790	671
Mandalay Resort Group
9.38%, 2/15/2010	500	525
MGM Mirage
6.75%, 4/1/20 13	1,500	1,463
6.63%, 7/15/2015	531	502
San Pasqual Casino
8.00%, 9/15/2013 (a)	1,370	1,384
Seminole Hard Rock Ent
8.19%, 3/15/2014 (a)(e)	1,950	1,906
Station Casinos Inc
7.75%, 8/15/2016	730	714
Wynn Las Vegas Capital Corp
6.63%, 12/1/2014	750	737

		7,902

Casino Services (0.43%)
Choctaw Resort Development Enterprise
7.25%, 11/15/2019 (a)	691	674
Fontainebleau Las Vegas Holdings LLC
10.25%, 6/15/2015 (a)	1,585	1,482

		2,156

Cellular Telecommunications (1.15%)
Cricket Communications Inc
9.38%, 11/1/2014	1,000	992
Dobson Cellular Systems Inc
8.38%, 11/1/2011	550	583
8.38%, 11/1/2011	900	954
iPCS Inc
7.48%, 5/1/2013 (e)	750	731
MetroPCS Wireless Inc
9.25%, 11/1/2014 (a)	1,250	1,241
Rural Cellular Corp
8.25%, 3/15/2012	1,250	1,303

		5,804

Chemicals — Diversified (0.80%)
Equistar Chemicals LP/Equistar Funding Corp
10.63%, 5/1/2011	405	423
Lyondell Chemical Co
8.00%, 9/15/2014	975	1,080
Nova Chemicals Corp
6.50%, 1/15/2012	650	624
Phibro Animal Health Corp
10.00%, 8/ 1/2013 (a)	325	334
Reichhold Industries Inc
9.00%, 8/15/2014 (a)	860	873
Westlake Chemical Corp
6.63%, 1/15/2016	750	718

		4,052

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2007

	Principal Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Chemicals — Plastics (0.31%)
PolyOne Corp
8.88%, 5/1/2012 (b)	$1,500	$1,553

Chemicals — Specialty (0.65%)
Chemtura Corp
6.88%, 6/1/2016	135	129
Ferro Corp
9.13%, 1/1/2009	850	865
Hercules Inc
6.75%, 10/15/2029	500	486
MacDermid Inc
9.50%, 4/15/2017 (a)	1,390	1,328
NewMarket Corp
7.13%, 12/15/2016	500	501

		3,309

Circuit Boards (0.05%)
Viasystems Inc
10.50%, 1/15/2011	250	251

Coal (1.11%)
Alpha Natural Resources LLC/ Alpha Natural Resources Capital Corp
10.00%, 6/1/2012	500	532
Arch Western Finance LLC
6.75%, 7/1/2013	1,975	1,926
Massey Energy Co
6.88%, 12/15/2013	3,340	3,156

		5,614

Commercial Services (0.31%)
ARAMARK Corp
8.50%, 2/1/2015	1,040	1,053
Iron Mountain Inc
8.63%, 4/1/2013	500	509

		1,562

Commercial Services — Finance (0.77%)
ACE Cash Express Inc
10.25%, 10/ 1/2014 (a)	1,250	1,253
Cardtronics Inc
9.25%, 8/15/2013	1,590	1,534
9.25%, 8/15/2013 (a)	1,175	1,134

		3,921

Computer Services (0.37%)
Sungard Data Systems Inc
9.13%, 8/15/2013	700	714
Unisys Corp
8.00%, 10/15/2012	1,250	1,175

		1,889

Computers — Memory Devices (0.24%)
Seagate Technology HDD Holdings
6.80%, 10/1/2016	1,250	1,228
Consumer Products — Miscellaneous (1.09%)
American Achievement Corp
8.25%, 4/1/2012	750	750
Jarden Corp
7.50%, 5/1/2017	1,850	1,757
Prestige Brands Inc
9.25%, 4/15/2012	500	505
Spectrum Brands Inc
7.38%, 2/1/2015 (b)	1,500	1,084
Visant Holding Corp
0.00%, 12/1/2013 (e)(f)	850	795
Yankee Acquisition Corp/MA
8.50%, 2/15/2015	700	656

		5,547

Containers — Metal & Glass (1.65%)
Ball Corp
6.88%, 12/15/2012	4,810	4,882
Crown Americas LLC / Crown Americas Capital Corp
7.75%, 11/15/2015	825	850
Impress Holdings BV
8.37%, 9/15/2013 (a)(e)	600	598
Owens Brockway Glass Container Inc
8.75%, 11/15/2012	1,175	1,226
8.25%, 5/15/2013	750	780

		8,336

Containers — Paper & Plastic (1.92%)
AEP Industries Inc
7.88%, 3/15/2013	1,021	990
Berry Plastics Holding Corp
8.88%, 9/15/2014	2,000	2,050
Constar International Inc
8.93%, 2/15/2012 (b)(e)	1,500	1,455
Graham Packaging Co Inc
9.88%, 10/15/2014 (b)	1,690	1,673
Graphic Packaging International Inc
8.50%, 8/15/2011	555	563
Intertape Polymer US Inc
8.50%, 8/ 1/2014	350	326
Jefferson Smurfit Corp US
8.25%, 10/ 1/2012 (b)	1,000	1,000
Plastipak Holdings Inc
8.50%, 12/15/2015 (a)	1,000	1,030
Portola Packaging Inc
8.25%, 2/1/2012 (b)	750	623

		9,710

Data Processing & Management (0.62%)
First Data Corp
9.88%, 9/24/2015 (a)(b)	3,300	3,160
See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2007

	Principal Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Dialysis Centers (0.15%)
DaVita Inc
6.63%, 3/15/2013	$750	$746

Distribution & Wholesale (0.10%)
Intcomex Inc
11.75%, 1/15/2011	500	510

Diversified Manufacturing Operations (1.04%)
Harland Clarke Holdings Corp
9.50%, 5/15/2015 (a)	500	456
9.50%, 5/15/2015	100	91
10.31%, 5/15/2015 (e)	800	720
JB Poindexter & Co Inc
8.75%, 3/15/2014	1,500	1,350
RBS Global Inc and Rexnord Corp
9.50%, 8/ 1/2014	850	878
8.88%, 9/1/2016 (b)	1,750	1,772

		5,267

Diversified Operations (0.45%)
Icahn Enterprises LP
7.13%, 2/15/2013 (a)	955	931
Leucadia National Corp
7.13%, 3/15/2017	1,000	940
Susser Holdings LLC
10.63%, 12/15/2013 (a)	400	416

		2,287

E-Commerce — Products (0.14%)
FTDInc
7.75%, 2/15/2014	750	714

Electric — Generation (2.05%)
AES Corp/The
8.75%, 5/15/2013 (a)	3,250	3,437
8.00%, 10/15/2017 (a)	1,420	1,432
Edison Mission Energy
7.50%, 6/15/2013	375	380
7.75%, 6/15/2016	1,000	1,028
7.00%, 5/15/2017 (a)	1,200	1,173
7.20%, 5/15/2019 (a)	500	489
7.63%, 5/15/2027 (a)	2,585	2,462

		10,401

Electric — Integrated (2.00%)
CMS Energy Corp
7.75%, 8/1/2010 (b)	725	757
6.30%, 2/1/2012	275	275
Energy Future Holdings
10.88%, 11/1/2017 (a)	4,035	4,081
Mirant Americas Generation LLC
8.30%, 5/1/2011	3,055	3,089
8.50%, 10/ 1/2021	1,500	1,474
TXU Energy Company
10.25%, 11/1/2015 (a)	450	452

		10,128

Electronic Components — Miscellaneous (1.55%)
Communications & Power Industries Inc
8.00%, 2/1/2012	500	502
Flextronics International Ltd
6.50%, 5/15/2013	700	674
6.25%, 11/15/2014 (b)	1,250	1,181
NXP BV / NXP Funding LLC
7.99%, 10/15/2013 (e)	2,850	2,700
7.88%, 10/15/2014	680	664
9.50%, 10/15/2015 (b)	970	917
Sanmina-SCI Corp
8.44%, 6/15/2010 (a)(b)(e)	750	750
8.44%, 6/15/2014 (a)(e)	500	485

		7,873

Electronic Components — Semiconductors (1.51%)
Amkor Technology Inc
7.75%, 5/15/2013	700	677
Conexant Systems Inc
9.31%, 11/15/2010 (e)	600	602
Freescale Semiconductor Inc
8.88%, 12/15/2014	500	473
9.13%, 12/15/2014	2,915	2,638
9.57%, 12/15/2014 (e)	1,750	1,608
Spansion Inc
8.75%, 6/1/2013 (a)(e)	1,750	1,658

		7,656

Electronics — Military (0.84%)
L-3 Communications Corp
7.63%, 6/15/2012	2,540	2,613
6.13%, 7/15/2013	1,010	1,002
6.38%, 10/15/2015	630	630

		4,245

Energy — Alternate Sources (0.21%)
Aventine Renewable Energy Holdings Inc
10.00%, 4/1/2017 (b)	800	712
VeraSun Energy Corp
9.38%, 6/ 1/2017 (a)	450	370

		1,082

Filtration & Separation Products (0.29%)
Polypore Inc
8.75%, 5/15/2012 (b)	1,500	1,485

Finance — Auto Loans (4.33%)
Ford Motor Credit Co LLC
5.80%, 1/12/2009	200	193
7.38%, 10/28/2009	250	241
9.75%, 9/15/2010 (e)	2,910	2,898
See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2007

	Principal Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Finance — Auto Loans (continued)
Ford Motor Credit Co LLC (continued)
7.38%, 2/1/2011	$2,595	$2,447
9.88%, 8/10/2011	250	250
7.99%, 1/13/2012 (e)	750	694
9.69%, 4/15/2012 (e)	500	505
7.80%, 6/1/2012	1,215	1,142
8.00%, 12/15/2016	2,000	1,852
GMAC LLC
6.88%, 9/15/2011	7,485	6,898
7.00%, 2/1/2012	3,515	3,210
8.00%, 11/1/2031 (b)	1,750	1,617

		21,947

Finance — Investment Banker & Broker (0.18%)
ETrade Financial Corp
8.00%, 6/15/2011	500	475
7.38%, 9/15/2013	450	421

		896

Finance — Mortgage Loan/Banker (0.26%)
Countrywide Financial Corp
6.25%, 5/15/2016	250	199
Residential Capital LLC
7.50%, 2/22/2011 (e)	1,545	1,128

		1,327

Finance — Other Services (0.59%)
American Real Estate Partners LP/American Real Estate Finance Corp
8.13%, 6/1/2012	2,315	2,332
7.13%, 2/15/2013	685	668

		3,000

Food — Dairy Products (0.10%)
Land O’ Lakes Inc
9.00%, 12/15/2010	500	521

Food — Meat Products (0.55%)
National Beef Packing Co LLC/NB Finance
10.50%, 8/1/2011 (e)	1,250	1,256
Smithfield Foods Inc
7.75%, 5/15/2013	750	769
7.75%, 7/1/2017 (b)	750	773

		2,798

Food — Miscellaneous/Diversified (0.27%)
Chiquita Brands International Inc
8.88%, 12/ 1/2015 (b)	1,500	1,365

Food — Retail (0.14%)
Ingles Markets Inc
8.88%, 12/1/2011	700	716

Funeral Services & Related Items (1.01%)
Service Corp International/US
7.38%, 10/1/2014	580	593
6.75%, 4/1/20 15	1,060	1,057
6.75%, 4/1/2016	750	726
7.00%, 6/15/2017	1,750	1,711
7.50%, 4/1/2027	1,100	1,028

		5,115

Gambling (Non-Hotel) (0.54%)
Pokagon Gaming Authority
10.38%, 6/15/2014 (a)	1,325	1,464
Shingle Springs Tribal Gaming Authority
9.38%, 6/15/2015 (a)	1,250	1,256

		2,720

Home Furnishings (0.12%)
Sealy Mattress Co
8.25%, 6/15/2014	600	597

Human Resources (0.37%)
TeamHealth Inc
11.25%, 12/ 1/2013	1,750	1,855

Independent Power Producer (1.10%)
Calpine Corp
8.75%, 7/15/2013 (a)	1,500	1,620
NRG Energy Inc
7.25%, 2/1/2014	875	875
7.38%, 2/1/2016	1,545	1,541
Reliant Energy Inc
7.88%, 6/15/2017 (b)	1,500	1,513

		5,549

Industrial Automation & Robots (0.12%)
Intermec Inc
7.00%, 3/15/2008	600	599
Investment Management & Advisory Services (0.58%)
LVB Acquisition Merger Sub Inc
10.38%, 10/15/2017 (a)	1,855	1,878
11.63%, 10/15/2017 (a)	1,050	1,070

		2,948

Machinery — General Industry (0.24%)
Stewart & Stevenson LLC
10.00%, 7/15/2014	400	411
Wabtec Corp
6.88%, 7/31/2013	800	800

		1,211

Machinery — Material Handling (0.11%)
Columbus McKinnon Corp/NY
8.88%, 11/1/2013	525	546
See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Medical — Biomedical/Gene (0.20%)
FMC Finance III SA
6.88%, 7/15/2017 (a)	$1,000	$1,002

Medical — Drugs (0.49%)
Angiotech Pharmaceuticals Inc
9.37%, 12/1/2013 (e)	750	743
Elan Finance PLC/Elan Finance Corp
8.88%, 12/1/2013	860	862
9.70%, 12/1/2013 (e)	250	248
Valeant Pharmaceuticals International
7.00%, 12/15/2011	650	639

		2,492

Medical — HMO (0.20%)
Multiplan Inc
10.38%, 4/15/2016 (a)	1,000	1,023

Medical — Hospitals (2.57%)
Community Health Systems Inc
8.88%, 7/15/2015 (a)(c)	2,470	2,501
HCA Inc/DE
9.25%, 11/15/2016 (a)	3,540	3,726
9.25%, 11/15/2016	1,000	1,052
9.63%, 11/15/2016 (a)	3,045	3,220
IASIS Healthcare LLC / IASIS Capital Co
8.75%, 6/15/2014	250	253
Tenet Healthcare Corp
6.38%, 12/1/2011	250	219
9.88%, 7/1/2014 (b)	1,720	1,565
United Surgical Partners International
8.88%, 5/1/2017 (b)	500	510

		13,046

Medical — Outpatient & Home Medical Care (0.30%)
NMH Holdings Inc
12.49%, 6/15/2014 (a)(e)	1,533	1,525

Medical Instruments (0.14%)
Boston Scientific Corp
6.40%, 6/15/2016	750	701

Medical Products (0.18%)
Medical Services Co
12.74%, 10/15/201l(e)	1,000	935

Metal — Diversified (0.28%)
Freeport-McMoRan Copper & Gold Inc
8.25%, 4/1/2015	365	394
8.3 8%, 4/1/2017	950	1,040

		1,434

Metal Processors & Fabrication (0.19%)
Wolverine Tube Inc
10.50%, 4/1/2009 (b)	1,000	965

Mining Services (0.09%)
Noranda Aluminium Acquisition Corp
9.36%, 5/15/2015 (a)(e)	500	461

Miscellaneous Manufacturers (0.28%)
Trimas Corp
9.88%, 6/15/2012	1,398	1,436

Multimedia (1.06%)
CanWest Media Inc
8.00%, 9/15/2012	350	341
CanWest MediaWorks LP
9.25%, 8/1/2015 (a)(b)	1,500	1,522
LBI Media Inc
8.50%, 8/1/2017 (a)	1,000	1,010
Quebecor Media Inc
7.75%, 3/15/2016 (a)	2,580	2,490

		5,363

Music (0.56%)
WMG Acquisition Corp
7.38%, 4/15/2014	1,845	1,637
WMG Holdings Corp
9.50%, 12/15/2014 (f)	1,605	1,180

		2,817

Non-Ferrous Metals (0.07%)
PNA Group Inc
10.75%, 9/11/2016	350	358

Non-Hazardous Waste Disposal (0.50%)
Allied Waste North America Inc
5.75%, 2/15/2011	505	492
7.38%, 4/15/2014 (b)	500	505
7.13%, 5/15/2016	1,000	1,010
WCA Waste Corp
9.25%, 6/15/2014	500	518

		2,525

Office Automation & Equipment (0.21%)
Xerox Corp
7.63%, 6/15/2013	1,000	1,040

Oil — Field Services (0.47%)
Allis-Chalmers Energy Inc
9.00%, 1/15/2014	1,500	1,519
Calfrac Holdings LP
7.75%, 2/15/2015 (a)	875	846

		2,365

Oil & Gas Drilling (0.10%)
Pride International Inc
7.38%, 7/15/2014	500	513

Oil Company — Exploration & Production (3.77%)
Chesapeake Energy Corp
7.50%, 9/15/2013	3,630	3,730
See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Oil Company — Exploration & Production (continued)
Chesapeake Energy Corp (continued)
6.88%, 1/15/2016	$690	$687
6.50%, 8/15/2017	750	724
Compton Petroleum Finance Corp
7.63%, 12/1/2013	575	551
Encore Acquisition Co
7.25%, 12/1/2017	1,500	1,436
Energy XXI Gulf Coast Inc
10.00%, 6/15/2013	800	774
Forest Oil Corp
7.75%, 5/1/2014 (b)	930	939
7.25%, 6/15/2019 (a)	750	750
Newfield Exploration Co
6.63%, 9/1/2014	565	555
PetroHawk Energy Corp
9.13%, 7/15/2013	400	424
Petroquest Energy Inc
10.38%, 5/15/2012	700	717
Pioneer Natural Resources Co
6.65%, 3/15/2017	575	542
Range Resources Corp
7.50%, 5/15/2016	1,000	1,020
Sabine Pass LNG LP
7.25%, 11/30/2013	940	921
7.50%, 11/30/2016	2,450	2,401
Swift Energy Co
7.63%, 7/15/2011	1,000	1,010
7.13%, 6/1/2017	1,500	1,442
W&T Offshore Inc
8.25%, 6/15/2014 (a)	500	485

		19,108

Oil Field Machinery & Equipment (0.10%)
Complete Production Services Inc
8.00%, 12/15/2016	500	485

Optical Supplies (0.15%)
Bausch & Lomb Inc
9.88%, 11/1/2015 (a)	715	736

Paper & Related Products (1.24%)
Abitibi-Consolidated Co of Canada
5.25%, 6/20/2008	1,150	1,115
Boise Cascade LLC
7.13%, 10/15/2014	400	394
Bowater Canada Finance Corp
7.95%, 11/15/2011	500	429
Bowater Inc
9.00%, 8/1/2009	320	314
Cascades Inc
7.25%, 2/15/2013	500	485
Georgia-Pacific Corp
7.13%, 1/15/2017 (a)(b)	1,500	1,462
Neenah Paper Inc
7.38%, 11/15/2014	500	483
NewPage Corp
10.00%, 5/1/2012	500	529
12.00%, 5/1/2013 (b)	500	540
Verso Paper Holdings LLC and Verson Pap
11.38%, 8/1/2016 (b)	500	530

		6,281

Petrochemicals (0.20%)
Sterling Chemicals Inc
10.25%, 4/1/2015 (a)(d)	1,000	1,000

Pharmacy Services (0.42%)
Omnicare Inc
6.88%, 12/15/2015	2,200	2,112

Physical Therapy & Rehabilitation Centers (0.20%)
Psychiatric Solutions Inc
7.75%, 7/15/2015	1,000	1,018

Physician Practice Management (0.71%)
US Oncology Holdings Inc
10.76%, 3/15/2012 (a)(e)	300	264
US Oncology Inc
9.00%, 8/15/2012	1,725	1,729
10.75%, 8/15/2014	1,550	1,612

		3,605

Pipelines (2.32%)
Dynegy — Roseton/Danskammer
7.67%, 11/8/2016	1,460	1,464
Dynegy Holdings Inc
7.13%, 5/15/2018	1,500	1,352
El Paso Corp
6.88%, 6/15/2014	1,250	1,252
El Paso Natural Gas Co
8.38%, 6/15/2032	380	443
Holly Energy Partners LP
6.25%, 3/1/2015	2,000	1,870
Kinder Morgan Finance Co ULC
5.70%, 1/ 5/2016 (b)	490	446
Knight Inc
6.50%, 9/1/2012	3,225	3,197
Transcontinental Gas Pipe Line Corp
6.40%, 4/15/2016	915	931
7.25%, 12/1/2026	250	265
Williams Partners LP/Williams Partners
7.25%, 2/1/2017	500	516

		11,736

Poultry (0.39%)
Pilgrim’s Pride Corp
7.63%, 5/1/2015	750	754
See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Poultry (continued)
Pilgrim’s Pride Corp (continued)
8.38%, 5/1/2017	$1,200	$1,209

		1,963

Printing — Commercial (0.48%)
Cadmus Communications Corp
8.38%, 6/15/2014	600	555
Quebecor World Inc
9.75%, 1/15/2015 (a)	750	731
Sheridan Group Inc/The
10.25%, 8/15/2011	500	513
Valassis Communications Inc
8.25%, 3/1/2015 (b)	750	632

		2,431

Private Corrections (0.50%)
Corrections Corp of America
7.50%, 5/1/2011	1,013	1,026
6.75%, 1/31/2014	1,500	1,511

		2,537

Property & Casualty Insurance (0.15%)
Crum & Forster Holdings Corp
7.75%, 5/1/2017	750	744

Publishing — Newspapers (0.27%)
Block Communications Inc
8.25%, 12/15/2015 (a)	1,385	1,392

Publishing — Periodicals (1.93%)
Dex Media East LLC/Dex Media East Finance Co
9.88%, 11/15/2009	900	924
Dex Media Inc
0.00%, 11/15/2013 (b)(e)(f)	1,615	1,530
Dex Media West LLC/Dex Media Finance Co
8.50%, 8/15/2010	370	380
9.88%, 8/15/2013	320	341
Idearc Inc
8.00%, 11/15/2016	4,415	4,426
Reader’s Digest Association Inc/The
9.00%, 2/15/2017 (a)	2,455	2,188

		9,789

Radio (0.86%)
CMP Susquehanna Corp
9.88%, 5/15/2014 (b)	3,085	2,834
Entercom Radio LLC/Entercom Capital Inc
7.63%, 3/1/2014	1,520	1,513

		4,347

Real Estate Management & Services (0.15%)
Realogy Corp
11.00%, 4/15/2014 (a)(b)	955	778

Recycling (0.46%)
Aleris International Inc
9.00%, 12/15/2014	1,150	1,038
10.00%, 12/15/2016 (b)	1,470	1,293

		2,331

REITS — Healthcare (0.79%)
Ventas Realty LP/Ventas Capital Corp
6.75%, 6/1/2010	835	839
6.63%, 10/15/2014	870	868
7.13%, 6/1/2015	1,405	1,433
6.50%, 6/1/2016	640	632
6.75%, 4/1/2017	240	240

		4,012

REITS — Hotels (0.46%)
Host Hotels & Resorts LP
6.88%, 11/1/2014	750	755
Host Marriott LP
7.13%, 11/1/2013	1,575	1,599

		2,354

REITS — Mortgage (0.13%)
Thornburg Mortgage Inc
8.00%, 5/15/2013 (b)	750	653

Rental — Auto & Equipment (0.18%)
United Rentals North America Inc
6.50%, 2/15/2012	900	932

Resorts & Theme Parks (0.08%)
Six Flags Inc
9.63%, 6/1/2014 (b)	500	392

Retail — Apparel & Shoe (0.44%)
Claire’s Stores Inc
9.63%, 6/1/2015 (a)(b)	795	650
Collective Brands Inc
8.25%, 8/1/2013	1,600	1,582

		2,232

Retail — Arts & Crafts (0.20%)
Michaels Stores Inc
11.38%, 11/1/2016 (b)	1,005	1,002

Retail — Auto Parts (0.09%)
PEP Boys-Manny Moe & Jack
7.50%, 12/15/2014	500	481

Retail — Automobile (0.57%)
Asbury Automotive Group Inc
8.00%, 3/15/2014	750	731
AutoNation Inc
7.24%, 4/15/2013 (e)	750	733
Penske Auto Group Inc
7.75%, 12/15/2016	750	730
See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Retail — Automobile (continued)
Sonic Automotive Inc
8.63%, 8/15/2013	$675	$682

		2,876

Retail — Computer Equipment (0.23%)
GSC Holdings Corp
8.00%, 10/1/2012	1,110	1,159

Retail — Drug Store (1.00%)
Rite Aid Corp
8.13%, 5/1/2010	700	705
8.63%, 3/1/2015	1,775	1,575
7.50%, 3/1/2017	1,500	1,395
9.50%, 6/15/2017 (a)	1,495	1,383

		5,058

Retail — Propane Distribution (1.27%)
Amerigas Partners LP/AmeriGas Finance Corp
7.25%, 5/20/2015	1,975	1,955
AmeriGas Partners LP/AP Eagle Finance Corp
7.13%, 5/20/2016	985	963
Ferrellgas Partners LP
8.75%, 6/15/2012	1,125	1,159
Inergy LP/Inergy Finance Corp
6.88%, 12/15/2014	525	515
8.25%, 3/1/2016	250	261
Suburban Propane Partners LP/Suburban
Energy Finance Corp
6.88%, 12/15/2013	1,600	1,560

		6,413

Retail — Restaurants (0.44%)
Landry’s Restaurants Inc
9.50%, 12/15/2014	600	597
NPC International Inc
9.50%, 5/1/2014	1,080	1,010
O’Charleys Inc
9.00%, 11/1/2013	629	638

		2,245

Retail — Vitamins & Nutritional Suppliments (0.28%)
General Nutrition Centers Inc
10.01%, 3/15/2014 (e)	1,500	1,444

Rubber — Tires (0.73%)
American Tire Distributors Inc
10.75%, 4/1/2013	500	507
Goodyear Tire & Rubber Co/The
11.25%, 3/1/2011	1,000	1,070
8.63%, 12/1/2011	965	1,028
9.00%, 7/1/2015 (b)	1,020	1,116

		3,721

Satellite Telecommunications (0.98%)
Intelsat Bermuda Ltd
9.25%, 6/15/2016	2,600	2,698
Intelsat Corp
9.00%, 8/15/2014	1,000	1,020
Intelsat Subsidiary Holding Co Ltd
8.25%, 1/15/2013 (e)	1,100	1,108
8.63%, 1/15/2015	145	147

		4,973

Schools (0.54%)
Knowledge Learning Corp Inc
7.75%, 2/1/2015 (a)	2,810	2,747

Seismic Data Collection (0.30%)
Cie Generale de Geophysique-Veritas
7.75%, 5/15/2017 (b)	600	618
Seitel Inc
9.75%, 2/15/2014	1,000	928

		1,546

Semiconductor Equipment (0.35%)
MagnaChip Semiconductor SA / MagnaChip
6.88%, 12/15/2011 (b)	1,000	865
8.94%, 12/15/2011 (e)	1,000	892

		1,757

Special Purpose Entity (1.44%)
Altra Industrial Motion Inc
9.00%, 12/1/2011	350	352
9.00%, 12/1/2011	300	302
Chukchansi Economic Development Authority
8.00%, 11/15/2013 (a)	1,250	1,259
El Paso Performance-Linked Trust
7.75%, 7/15/2011 (a)	750	773
Hexion US Finance Corp/Hexion Nova Scotia Finance
9.75%, 11/15/2014	755	829
KAR Holdings Inc
9.36%, 5/1/2014 (a)(e)	425	404
Milacron Escrow Corp
11.50%, 5/15/201l(b)	230	216
Regency Energy Partners LP/Regency Energy Finance Corp
8.38%, 12/15/2013	1,525	1,605
Universal City Development Partners
11.75%, 4/1/2010	1,000	1,050
Vanguard Health Holding Co II LLC
9.00%, 10/1/2014	500	487

		7,277

Steel — Producers (0.83%)
AK Steel Corp
7.75%, 6/15/2012 (b)	500	510
Claymont Steel Holdings Inc
8.88%, 2/15/2015	500	470
Metals USA Holdings Corp
11.23%, 7/1/2012 (a)(b)(e)	1,205	1,114
See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Steel — Producers (continued)
Steel Dynamics Inc
7.38%, 11/1/2012 (a)	$1,590	$1,590
6.75%, 4/1/2015 (a)	550	527

		4,211

Steel — Specialty (0.33%)
California Steel Industries Inc
6.13%, 3/15/2014	400	365
Tube City IMS Corp
9.75%, 2/1/2015 (b)	1,350	1,326

		1,691

Telecommunication Services (2.52%)
Insight Midwest LP/Insight Capital Inc
9.75%, 10/1/2009	310	310
Mas Tec Inc
7.63%, 2/1/2017	700	679
Nordic Telephone Co Holdings ApS
8.88%, 5/1/2016 (a)	1,630	1,724
PAETEC Holding Corp
9.50%, 7/15/2015 (a)	750	769
Qwest Corp
7.88%, 9/1/2011	380	401
8.88%, 3/15/2012 (e)	1,475	1,615
7.50%, 10/1/2014	1,975	2,061
7.63%, 6/15/2015	2,275	2,395
Telcordia Technologies Inc
8.99%, 7/15/2012 (a)(e)	1,000	925
Time Warner Telecom Holdings Inc
9.25%, 2/15/2014	1,115	1,158
West Corp
9.50%, 10/15/2014	700	719

		12,756

Telephone — Integrated (1.78%)
Cincinnati Bell Inc
7.25%, 7/15/2013	750	752
Citizens Communications Co
6.25%, 1/15/2013	1,000	983
Level 3 Financing Inc
9.25%, 11/1/2014	1,350	1,272
Qwest Communications International Inc
9.06%, 2/15/2009 (e)	500	503
Virgin Media Finance PLC
8.75%, 4/15/2014	1,500	1,549
Windstream Corp
8.13%, 8/1/2013	425	449
8.63%, 8/1/2016	3,260	3,488

		8,996

Television (1.89%)
Allbritton Communications Co
7.75%, 12/15/2012	500	508
LIN Television Corp
6.50%, 5/15/2013 (b)	2,060	1,998
6.50%, 5/15/2013	600	582
Univision Communications Inc
9.75%, 3/15/2015 (a)(b)	2,760	2,705
Videotron Ltee
6.88%, 1/15/2014	3,175	3,167
Young Broadcasting Inc
10.00%, 3/1/2011	530	498
8.75%, 1/15/2014 (b)	160	138

		9,596

Theaters (0.40%)
AMC Entertainment Inc
8.63%, 8/15/2012	1,180	1,224
11.00%, 2/1/2016	300	325
Cinemark Inc
0.00%, 3/15/2014 (e)(f)	500	471

		2,020

Tobacco (0.26%)
Alliance One International Inc
11.00%, 5/15/2012	1,250	1,337

Transport — Marine (0.45%)
Navios Maritime Holdings Inc
9.50%, 12/15/2014 (b)	1,000	1,058
Ultrapetrol Bahamas Ltd
9.00%, 11/24/2014	1,250	1,225

		2,283

Transport — Rail (0.52%)
Kansas City Southern de Mexico SA de CV
9.38%, 5/1/2012	1,435	1,521
7.63%, 12/1/2013 (a)	450	459
7.38%, 6/1/2014 (a)	645	645

		2,625

Transport — Services (0.35%)
Bristow Group Inc
7.50%, 9/15/2017 (a)	800	824
PHI Inc
7.13%, 4/15/2013	1,000	970

		1,794

Transport — Truck (0.20%)
Quality Distribution LLC/QD Capital Corp
9.74%, 1/15/2012 (e)	1,000	1,005

Travel Services (0.11%)
Travelport LLC
9.88%, 9/1/2014	550	567

Vitamins & Nutrition Products (0.10%)
NBTYInc
7.13%, 10/1/2015	500	495
See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Wire & Cable Products (0.45%)
Coleman Cable Inc
9.88%, 10/1/2012	$550	$542
General Cable Corp
7.61%, 4/1/2015 (e)	750	740
7.13%, 4/1/2017	250	250
Superior Essex Communications LLC/Essex Group
9.00%, 4/15/2012	735	726

		2,258

TOTAL BONDS		$451,083

SENIOR FLOATING RATE INTERESTS (0.48%)
Data Processing & Management (0.19%)
First Data Corporation, Term Loan B3
7.48%, 9/24/2014 (e)	1,000	965

Independent Power Producer (0.29%)
NRG OPCO, Term Loan B
0.00%, 2/1/2013 (e)(g)	1,500	1,467

TOTAL SENIOR FLOATING RATE INTERESTS		$2,432

SHORT TERM INVESTMENTS (11.35%)
Money Market Funds (11.35%)
BNY Institutional Cash Reserve Fund (h)	$57,535	$57,535

TOTAL SHORT TERM INVESTMENTS		$57,535

Total Investments		$511,050
Liabilities in Excess of Other Assets, Net — (0.85)%		(4,295)

TOTAL NET ASSETS — 100.00%		$506,755

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $101,734 or 20.08% of net assets.

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security purchased on a when-Issued basis.

(d)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $3,942 or 0.78% of net assets.

(e)	Variable Rate

(f)	Non-Income Producing Security

(g)	This Senior Floating Rate Note will settle after October 31, 2007, at which time the interest rate will be determined.

(h)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$4,749
Unrealized Depreciation	(5,085)

Net Unrealized Appreciation (Depreciation)	(336)
Cost for federal income tax purposes	511,386
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	20.42%
Communications	18.80%
Consumer, Non-cyclical	13.51%
Consumer, Cyclical	12.92%
Industrial	12.26%
Energy	8.38%
Utilities	5.44%
Basic Materials	5.18%
Technology	3.49%
Diversified	0.45%
Liabilities in Excess of Other Assets, Net	(0.85%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (5.89%)
Applications Software (0.21%)
Jingwei International Ltd (a)	400,000	$3,520

Auto — Medium & Heavy Duty Trucks (1.51%)
New Flyer Industries Inc (b)(c)	2,003,300	25,915

Building — Residential & Commercial (0.19%)
Desarrolladora Homex SAB de CV ADR (a)(d)	56,100	3,170

Cable TV (0.35%)
Frontiervision Operating PRT (a)(e)	7,250,000	—
Time Warner Cable Inc (a)	211,760	6,054

Casino Hotels (0.00%)
Aladdin Gaming Holdings LLC — warrants (a)(e)(f)	78,250	—

Food — Dairy Products (0.21%)
American Dairy Inc (a)(d)	161,200	3,542

Food — Miscellaneous/Diversified (1.09%)
B&G Foods Inc (d)	394,300	7,681
China Foods Ltd	4,800,000	3,673
FU JI Food and Catering Services	962,000	2,437
Zhongpin Inc (a)(d)	346,500	4,937

		18,728

Medical — Biomedical/Gene (0.34%)
American Oriental Bioengineering Inc (a)(d)	422,600	5,819

REITS — Healthcare (0.82%)
Omega Healthcare Investors Inc (d)	835,900	13,985

Satellite Telecommunications (0.05%)
ICO Global Communications Holdings Ltd (a)(d)	189,757	825

Special Purpose Entity (0.07%)
Adelphia Recovery Trust (a)(e)	2,437,336	512
Adelphia Recovery Trust (a)	5,641,292	423
Neoview Holdings Inc — Warrants (a)(e)(f)	120,000	336

		1,271

Therapeutics (0.01%)
Vion Pharmaceuticals Inc — Warrants (a)(e)	130,000	30
Vion Pharmaceuticals Inc (a)(d)	105,800	72

		102

Transport — Marine (0.38%)
Teekay LNG Partners LP (d)	197,000	6,560

Transport — Services (0.66%)
Student Transportation of America Inc (a)	968,000	11,262

TOTAL COMMON STOCKS		$100,753

CONVERTIBLE PREFERRED STOCKS (0.57%)
Reinsurance (0.57%)
Aspen Insurance Holdings Ltd	177,000	$9,781

TOTAL CONVERTIBLE PREFERRED STOCKS		$9,781

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (77.91%)
Advertising Services (0.00%)
RH Donnelley Inc
10.88%, 12/15/2012	$1	1

Agricultural Operations (1.01%)
Southern States Cooperative Inc
10.50%, 11/1/2010 (f)(g)	16,500	17,325

Applications Software (1.01%)
SS&C Technologies Inc
11.75%, 12/1/2013	16,000	17,240

Auto — Medium & Heavy Duty Trucks (0.72%)
New Flyer Industries Ltd
14.00%, 8/19/2020 (e)(g)	10,000	12,280

Auto/Truck Parts & Equipment — Original (1.43%)
Accuride Corp
8.50%, 2/1/2015 (d)	26,000	24,440

Beverages — Wine & Spirits (0.99%)
Beverages & More Inc
9.25%, 3/1/2012 (g)	16,500	16,995

Cable TV (0.07%)
Adelphia Communications Corp
0.00%, 6/15/2011 (a)	5,650	996
Frontiervision
0.00%, 9/15/2008 (a)(e)	9,250	277

		1,273

Casino Hotels (1.43%)
MGM Mirage
6.00%, 10/1/2009	24,500	24,439

Casino Services (1.12%)
OED Corp / DIAMOND JO LLC
8.75%, 4/15/2012 (d)	19,250	19,202

Commercial Services (1.89%)
ARAMARK Corp
8.50%, 2/1/2015 (d)	32,000	32,400

Computer Services (1.45%)
Ceridian Corp
11.25%, 11/15/2015 (g)(h)	25,000	24,750
See accompanying notes

Schedule of Investments
High Yield Fund II
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Containers — Metal & Glass (1.46%)
Crown Americas LLC / Crown Americas Capital Corp
7.75%, 11/15/2015	$9,500	$9,785
Crown Cork & Seal Co Inc
8.00%, 4/15/2023	5,500	5,390
7.38%, 12/15/2026 (d)	10,500	9,870

		25,045

Containers — Paper & Plastic (1.27%)
Graphic Packaging International Inc
8.50%, 8/15/2011	21,500	21,822

Cruise Lines (1.50%)
Royal Caribbean Cruises Ltd
8.75%, 2/2/2011	14,000	14,932
7.25%, 3/15/2018	11,000	10,750

		25,682

Dialysis Centers (1.92%)
DaVita Inc
6.63%, 3/15/2013	33,000	32,835

Electric — Generation (0.04%)
AES Corp/The
8.75%, 5/15/2013 (g)	615	650

Electric — Integrated (5.61%)
CILCORP Inc
9.38%, 10/15/2029	3,000	3,507
Commonwealth Edison Co
6.15%, 3/15/2012	17,500	18,029
6.95%, 7/15/2018	10,000	10,500
Duquesne Light Holdings Inc
5.50%, 8/15/2015	20,000	19,004
Mirant Americas Generation LLC
8.50%, 10/1/2021	30,500	29,966
Sierra Pacific Resources
6.75%, 8/15/2017	15,500	14,994

		96,000

Electronics — Military (1.87%)
L-3 Communications Corp
5.88%, 1/15/2015	19,000	18,525
6.38%, 10/15/2015	13,500	13,500

		32,025

Finance — Leasing Company (0.11%)
DVI Inc
0.00%, 2/1/2004 (a)(e)(f)	6,850	822
9.88%, 2/1/2004 (a)(e)(f)	8,575	1,029

		1,851

Food — Miscellaneous/Diversified (0.52%)
B&G Foods Inc
8.00%, 10/1/2011	9,000	8,910

Independent Power Producer (0.61%)
Reliant Energy Inc
6.75%, 12/15/2014	10,250	10,429

Medical — Drugs (1.36%)
Elan Finance PLC/Elan Finance Corp
7.75%, 11/15/2011	16,000	15,800
8.88%, 12/1/2013	7,500	7,519

		23,319

Medical — HMO (0.48%)
Multiplan Inc
10.38%, 4/15/2016 (g)	8,000	8,180

Medical — Hospitals (5.32%)
HCA Inc/DE
6.50%, 2/15/2016 (d)	10,000	8,537
9.25%, 11/15/2016 (g)	8,000	8,420
7.50%, 11/ 6/2033 (d)	16,000	13,360
IASIS Healthcare LLC / IASIS Capital Co
8.75%, 6/15/2014	29,750	30,048
Tenet Healthcare Corp
9.25%, 2/1/2015 (d)(i)	35,000	30,800

		91,165

MRI — Medical Diagnostic Imaging (1.76%)
Alliance Imaging Inc
7.25%, 12/15/2012 (d)	31,500	30,082

Non-Hazardous Waste Disposal (1.92%)
Allied Waste North America Inc
7.88%, 4/15/2013	14,000	14,420
6.88%, 6/1/2017	18,500	18,500

		32,920

Oil Company — Exploration & Production (1.91%)
Chesapeake Energy Corp
6.88%, 1/15/2016	14,000	13,930
6.50%, 8/15/2017	19,500	18,817

		32,747

Oil Refining & Marketing (1.91%)
Tesoro Corp
6.63%, 11/1/2015	33,000	32,753

Pharmacy Services (0.73%)
Omnicare Inc
6.88%, 12/15/2015	13,000	12,480

Physical Therapy & Rehabilitation Centers (2.00%)
Healthsouth Corp
10.75%, 6/15/2016 (d)	32,500	34,287

Pipelines (3.67%)
Dynegy Holdings Inc
8.38%, 5/1/2016	32,000	32,080
See accompanying notes

Schedule of Investments
High Yield Fund II
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Pipelines (continued)
El Paso Natural Gas Co
8.38%, 6/15/2032	$12,500	$14,571
Energy Maintenance Services Group LLC
11.50%, 3/1/2014 (e)(f)	7,667	7,629
Energy Maintenance Services Group LLC – Rights
0.00%, 3/1/2014 (a)(e)(f)	2	—
Southern Natural Gas Co
8.00%, 3/1/2032	7,500	8,554

		62,834

Publishing — Periodicals (2.06%)
Nielsen Finance LLC/Nielsen Finance Co
10.00%, 8/1/2014	33,500	35,259

Radio (1.51%)
Sirius Satellite Radio Inc
9.63%, 8/1/2013	26,000	25,838

REITS — Healthcare (0.59%)
Omega Healthcare Investors Inc
7.00%, 4/1/2014	10,000	10,075

Rental — Auto & Equipment (0.04%)
United Rentals North America Inc
6.50%, 2/15/2012 (d)	615	637

Retail — Automobile (0.38%)
Asbury Automotive Group Inc
8.00%, 3/15/2014	6,750	6,581

Retail — Regional Department Store (1.84%)
Neiman-Marcus Group Inc
10.38%, 10/15/2015 (d)	29,000	31,537

Retail — Sporting Goods (1.07%)
Remington Arms Co Inc
10.50%, 2/1/2011 (d)	18,500	18,408

Retail — Video Rental (1.97%)
Blockbuster Inc
9.00%, 9/1/2012 (d)(i)	37,500	33,750

Sovereign (3.10%)
Brazilian Government International Bond
12.50%, 1/5/2016	28,900	18,928
Federative Republic of Brazil
12.50%, 1/5/2022	10,000	6,717
Mexican Bonos
8.00%, 12/19/2013	288,474	27,407

		53,052

Sovereign Agency (2.63%)
Freddie Mac
4.63%, 10/25/2012 (d)	45,000	44,947

Special Purpose Entity (11.90%)
CCM Merger Inc
8.00%, 8/1/2013 (d)(g)	24,000	23,040
CDX North America High Yield
7.63%, 6/29/2012 (d)(g)	82,000	79,540
8.75%, 12/29/2012 (d)(g)(h)	35,000	34,737
ISA Capital do Brasil SA
8.80%, 1/30/2017 (g)	14,500	15,080
TRAINS HY-1-2006
7.14%, 5/1/2016 (a)(d)(g)	47,970	47,142
UCI Holdco Inc
12.69%, 12/15/2013 (d)(g)(i)	4,375	4,288

		203,827

Telecommunication Services (1.12%)
Qwest Corp
8.88%, 3/15/2012 (i)	17,500	19,162

Transactional Software (0.85%)
Open Solutions Inc
9.75%, 2/1/2015 (g)	15,000	14,475

Transport — Marine (1.23%)
Britannia Bulk PLC
11.00%, 12/1/2011	20,000	21,000

Transport — Services (0.53%)
Trailer Bridge Inc
9.25%, 11/15/2011	9,000	9,068

TOTAL BONDS		$1,333,977

SENIOR FLOATING RATE INTERESTS (1.96%)
Commercial Services (1.44%)
Quintiles International; Term Loan B
0.00%, 3/31/2013 (i)(j)	24,985	24,579

Medical — HMO (0.52%)
Multiplan Inc; Term Loan B
0.00%, 4/12/2013 (i)(j)	5,944	5,795
Multiplan Inc; Term Loan C
0.00%, 4/12/2013 (i)(j)	3,175	3,108

		8,903

TOTAL SENIOR FLOATING RATE INTERESTS		$33,482

CONVERTIBLE BONDS (5.73%)
Agricultural Chemicals (0.35%)
Sinofert Holdings Ltd
0.00%, 8/7/2011 (a)	24,000	5,900

Food — Miscellaneous/Diversified (0.43%)
FU JI Food and Catering
0.00%, 11/9/2009 (a)	46,500	7,342
See accompanying notes

Schedule of Investments
High Yield Fund II
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

CONVERTIBLE BONDS (continued)
Oil — Field Services (0.46%)
Hanover Compressor Co
4.75%, 3/15/2008	$7,950	$7,851

Pharmacy Services (1.01%)
Omnicare Inc
6.13%, 6/1/2013	12,350	11,609
3.25%, 12/15/2035	7,000	5,731

		17,340

Retail — Regional Department Store (0.46%)
Golden Eagle Retail Group Ltd
0.00%, 10/23/2011 (a)	48,000	7,954

Semiconductor Component — Integrated Circuits (0.63%)
Jazz Technologies Inc
8.00%, 12/31/2011 (g)	12,000	10,800

Therapeutics (2.39%)
Cell Therapeutics Inc
4.00%, 7/1/2010	5,000	3,025
CV Therapeutics Inc
3.25%, 8/16/2013 (d)	21,000	17,378
2.00%, 5/16/2023 (d)	19,500	17,184
Vion Pharmaceuticals Inc
7.75%, 2/15/2012 (g)	2,500	1,844
Vion Pharmaceuticals Inc
7.75%, 2/15/2012 (e)	2,000	1,540

		40,971

TOTAL CONVERTIBLE BONDS		$98,158

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (2.60%)
Federal Home Loan Mortgage Corporation
(FHLMC) (2.00%)
5.00%, 6/1/2037	35,686	34,252

U.S. Treasury (0.60%)
4.88%, 6/30/2012 (d)	10,000	10,309

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$44,561

SHORT TERM INVESTMENTS (20.85%)
Money Market Funds (20.85%)
BNY Institutional Cash Reserve Fund (k)	$357,017	$357,017

TOTAL SHORT TERM INVESTMENTS		$357,017

REPURCHASE AGREEMENTS (5.84%)
Money Center Banks (5.84%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $51,454,000; 0%; dated 12/13/07-07/25/08)	$49,956	$49,956
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $51,454,000; 0% - 6.13%; dated 12/04/07-08/25/16)	$49,955	$49,955

		99,911

TOTAL REPURCHASE AGREEMENTS		$99,911

Total Investments		$2,077,640
Liabilities in Excess of Other Assets, Net — (21.35)%		(365,497)

TOTAL NET ASSETS — 100.00%		$1,712,143

(a)	Non-Income Producing Security

(b)	Affiliated Security as defined by the Investment Company Act of 1940 (the Fund controls 5.0% or more of the outstanding voting shares of the security).

(c)	Affiliated Security

(d)	Security or a portion of the security was on loan at the end of the period.

(e)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $24,455 or 1.43% of net assets.

(f)	Security is Illiquid

(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $319,546 or 18.66% of net assets.

(h)	Security purchased on a when-issued basis.

(i)	Variable Rate

(j)	This Senior Floating Rate Note will settle after October 31, 2007, at which time the interest rate will be determined.

(k)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$60,911
Unrealized Depreciation	(39,922)

Net Unrealized Appreciation (Depreciation)	20,989
Cost for federal income tax purposes	2,056,651
All dollar amounts are shown in thousands (000’s)
See accompanying notes

Schedule of Investments
High Yield Fund II
October 31, 2007
Credit Default Swap Agreements

		Unrealized
	Notional	Appreciation/
Description	Amount	(Depreciation)

Buy protection for CDX NA HY 9 Index and pay quarterly 3.75% to UBS-AG.
Expires December 2012.	$45,000	$(509)
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	40.75%
Consumer, Non-cyclical	25.46%
Consumer, Cyclical	13.63%
Industrial	9.33%
Energy	7.95%
Government	6.33%
Utilities	6.25%
Communications	5.16%
Technology	4.14%
Mortgage Securities	2.00%
Basic Materials	0.35%
Liabilities in Excess of Other Assets, Net	(21.35%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Credit Default Swaps	0.03%
See accompanying notes

Schedule of Investments
High Yield Fund II
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases		Sales		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
New Flyer Industries Inc	1,101,400	$8,544	901,900	$7,196	—	$1	2,003,300	$15,739

		$8,544		$7,196		$1		$15,739

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
New Flyer Industries Inc	$803	$—	$—

	$803	$—	$—

See accompanying notes

Schedule of Investments
Income Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (0.20%)
Cable TV (0.19%)
Frontiervision Operating PRT (a)(b)	2,000,000	$—
Time Warner Cable Inc (a)	80,164	2,292

Special Purpose Entity (0.01%)
Adelphia Recovery Trust (a)(b)	658,740	138

TOTAL COMMON STOCKS		$2,430

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (61.35%)
Aerospace & Defense (0.30%)
Lockheed Martin Corp
7.75%, 5/ 1/2026	$3,000	3,614

Cable TV (2.67%)
Comcast Cable Communications LLC
6.20%, 11/15/2008	550	555
7.13%, 6/15/2013	7,000	7,522
Comcast Cable Holdings LLC
7.88%, 8/ 1/2013	2,000	2,200
Comcast Corp
6.95%, 8/15/2037	3,000	3,210
COX Communications Inc
6.75%, 3/15/2011	8,000	8,356
6.45%, 12/ 1/2036 (c)	4,000	3,963
Frontiervision
0.00%, 9/15/2008 (a)(b)	2,500	75
Time Warner Cable Inc
6.55%, 5/ 1/2037 (c)	6,000	6,049

		31,930

Casino Hotels (0.95%)
Caesars Entertainment Inc
7.50%, 9/1/2009	1,500	1,549
Harrah’s Operating Co Inc
6.50%, 6/1/2016	6,000	4,755
Mandalay Resort Group
7.00%, 11/15/2036	5,000	5,037

		11,341

Casino Services (1.00%)
OED Corp / DIAMOND JO LLC
8.75%, 4/15/2012	12,000	11,970

Cellular Telecommunications (0.71%)
Vodafone Group PLC
7.75%, 2/15/2010	8,000	8,460

Commercial Banks (0.93%)
US Bank NA/Cincinnati OH
6.38%, 8/1/2011	5,000	5,210
4.95%, 10/30/2014	6,000	5,910

		11,120

Containers — Paper & Plastic (0.32%)
Sealed Air Corp
5.63%, 7/15/2013 (c)	4,000	3,866

Cruise Lines (1.02%)
Royal Caribbean Cruises Ltd
8.75%, 2/2/2011	4,000	4,266
6.88%, 12/ 1/2013 (d)	6,000	5,945
7.25%, 3/15/2018	2,000	1,955

		12,166

Electric — Integrated (11.88%)
Arizona Public Service Co
6.50%, 3/1/2012	5,000	5,187
Dominion Resources Inc/VA
5.00%, 3/15/2013	10,000	9,721
Exelon Generation Co LLC
6.20%, 10/ 1/2017	9,000	9,033
Florida Power Corp
5.90%, 3/ 1/2033	8,000	7,918
6.35%, 9/15/2037	2,000	2,100
Illinois Power Co
7.50%, 6/15/2009	9,000	9,249
Metropolitan Edison Co
4.95%, 3/15/2013	7,000	6,754
Mirant Americas Generation LLC
8.50%, 10/1/2021	15,000	14,737
Nisource Finance Corp
6.15%, 3/1/2013	5,000	5,154
5.40%, 7/15/2014	5,000	4,892
5.25%, 9/15/2017	2,000	1,873
Ohio Edison Co
5.45%, 5/1/2015	5,000	4,889
Ohio Power Co
5.50%, 2/15/2013	5,000	4,984
Oncor Electric Delivery Co
7.00%, 9/ 1/2022	11,000	11,573
Pacific Gas & Electric Co
4.20%, 3/1/2011	10,250	9,973
6.05%, 3/ 1/2034	2,000	1,992
Pacificorp
4.95%, 8/15/2014	7,500	7,261
5.25%, 6/15/2035	5,000	4,480
PPL Energy Supply LLC
6.40%, 11/1/2011	5,000	5,175
Public Service Co of New Mexico
4.40%, 9/15/2008	2,000	1,986
Southwestern Electric Power Co
5.38%, 4/15/2015	6,500	6,346
Texas-New Mexico Power Co
6.25%, 1/15/2009	6,845	6,915

		142,192

See accompanying notes

Schedule of Investments
Income Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Electronics — Military (0.10%)
Loral Corp
7.63%, 6/15/2025	$1,000$	1,160

Finance — Commercial (0.69%)
CIT Group Inc
5.00%, 2/1/2015	2,000	1,821
5.40%, 1/30/2016	7,000	6,410

		8,231

Finance — Consumer Loans (0.54%)
American General Finance Corp
4.63%, 5/15/2009	6,500	6,440

Finance — Credit Card (0.63%)
FIA Card Services NA
7.13%, 11/15/2012	5,000	5,375
MBNA Corp
7.50%, 3/15/2012	2,000	2,168

		7,543

Finance — Investment Banker & Broker (6.04%)
Citigroup Inc
5.85%, 8/2/2016 (d)	12,000	12,118
Goldman Sachs Group Inc/The
6.60%, 1/15/2012	10,000	10,477
5.35%, 1/15/2016	2,000	1,947
Jefferies Group Inc
7.75%, 3/15/2012	7,500	8,058
6.25%, 1/15/2036	5,000	4,552
JPMorgan Chase & Co
5.13%, 9/15/2014	12,000	11,706
Merrill Lynch & Co Inc
6.00%, 2/17/2009	5,000	5,005
5.00%, 1/15/2015	3,000	2,830
6.50%, 7/15/2018	2,000	2,018
6.75%, 6/ 1/2028	2,000	1,935
Morgan Stanley
4.75%, 4/1/2014	5,000	4,736
6.25%, 8/ 9/2026	7,000	6,899

		72,281

Finance — Leasing Company (0.09%)
DVI Inc
0.00%, 2/1/2004 (a)(b)(e)	400	48
9.88%, 2/1/2004 (a)(b)(e)	8,125	975

		1,023

Finance — Other Services (0.85%)
SB Treasury Co LLC
9.40%, 12/29/2049 (c)(f)	10,000	10,205

Food — Miscellaneous/Diversified (0.90%)
Corn Products International Inc
8.45%, 8/15/2009	10,200	10,787
Food — Retail (0.85%)
Fred Meyer Inc
7.45%, 3/ 1/2008	5,000	5,035
Safeway Inc
7.50%, 9/15/2009	5,000	5,203

		10,238

Forestry (0.13%)
Weyerhaeuser Co
7.38%, 3/15/2032	1,500	1,510

Gas — Distribution (0.76%)
Sempra Energy
6.00%, 2/1/2013	9,000	9,156

Investment Management & Advisory Services (0.25%)
Legg Mason Inc
6.75%, 7/2/2008	3,000	3,024

Medical — Drugs (0.52%)
Elan Finance PLC/Elan Finance Corp
7.75%, 11/15/2011	6,250	6,172

Medical — Hospitals (1.52%)
HCA Inc/DE
9.25%, 11/15/2016 (c)	6,000	6,315
7.50%, 11/ 6/2033	1,700	1,420
Tenet Healthcare Corp
6.38%, 12/1/201 l(d)	12,000	10,500

		18,235

Medical — Wholesale Drug Distribution (0.87%)
Cardinal Health Inc
6.75%, 2/15/2011	10,000	10,457

Metal — Diversified (1.01%)
Xstrata Canada Corp
6.00%, 10/15/2015	12,000	12,083

Multi-Line Insurance (0.51%)
Farmers Insurance Exchange
6.00%, 8/ 1/2014 (c)	6,000	6,117

Multimedia (1.21%)
Historic TW Inc
9.15%, 2/1/2023	5,260	6,502
News America Inc
6.40%, 12/15/2035	8,000	7,948

		14,450

Non-Hazardous Waste Disposal (1.45%)
Allied Waste North America Inc
7. 88%, 4/15/2013	1,000	1,030
7.25%, 3/15/2015 (d)	9,000	9,068
Waste Management Inc
6.88%, 5/15/2009	3,450	3,559
See accompanying notes

Schedule of Investments
Income Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Non-Hazardous Waste Disposal (continued)
Waste Management Inc (continued)
7.38%, 8/ 1/2010	$3,500	$3,704

		17,361

Oil Company — Exploration & Production (0.95%)
OPTI Canada Inc
7.88%, 12/15/2014 (c)(d)	6,000	5,955
XTO Energy Inc
6.75%, 8/ 1/2037	5,000	5,363

		11,318

Oil Company — Integrated (1.14%)
Petro-Canada
4.00%, 7/15/2013	3,000	2,789
9.25%, 10/15/2021	8,500	10,815

		13,604

Oil Refining & Marketing (1.51%)
Enterprise Products Operating LP
6.38%, 2/1/2013	6,000	6,181
Tesoro Corp
6.25%, 11/1/2012	12,000	11,910

		18,091

Physical Therapy & Rehabilitation Centers (0.75%)
Healthsouth Corp
10.75%, 6/15/2016 (d)	8,500	8,968

Pipelines (2.53%)
El Paso Natural Gas Co
7.50%, 11/15/2026	10,000	10,621
Energy Maintenance Services Group LLC
11.50%, 3/1/2014 (b)(e)	7,667	7,629
Energy Maintenance Services Group LLC - Rights
0.00%, 3/1/2014 (b)(e)	48	1
Express Pipeline LP
7.39%, 12/3 1/2017 (c)	4,734	5,129
Southern Natural Gas Co
8.00%, 3/ 1/2032	4,000	4,562
Tennessee Gas Pipeline Co
8.38%, 6/15/2032	2,000	2,331

		30,273

Publishing — Books (0.89%)
Reed Elsevier Capital Inc
6.75%, 8/1/2011	10,000	10,598

Regional Banks (1.47%)
Bank of America Corp
5.42%, 3/15/2017	5,000	4,856
6.80%, 3/15/2028	670	709
Bank One Corp
10.00%, 8/15/2010	400	449
FleetBoston Financial Corp
6.88%, 1/15/2028	995	1,079
Regional Banks (continued)
Wells Fargo & Co
4.63%, 4/15/2014	11,000	10,531

		17,624

Reinsurance (0.21%)
Aspen Insurance Holdings Ltd
6.00%, 8/15/2014	2,500	2,459

REITS — Diversified (0.25%)
Franchise Finance Corp of America
7.07%, 1/15/2008	3,000	3,011

REITS — Healthcare (3.23%)
HCP Inc
6.45%, 6/25/2012	3,000	3,082
6.00%, 3/1/2015	1,750	1,714
7.07%, 6/8/2015	2,250	2,286
Health Care REIT Inc
6.00%, 11/15/2013	8,000	7,928
6.20%, 6/1/2016	3,000	2,893
Healthcare Realty Trust Inc
8.13%, 5/1/2011	7,500	8,058
5. 13%, 4/1/2014	1,000	929
Nationwide Health Properties Inc
6.00%, 5/20/2015	12,000	11,723

		38,613

REITS — Office Property (0.83%)
Arden Realty LP
5.20%, 9/1/2011	3,000	3,035
5.25%, 3/1/2015	7,000	6,953

		9,988

REITS — Shopping Centers (0.82%)
Developers Diversified Realty Corp
4.63%, 8/1/2010	10,000	9,850

REITS — Storage (0.74%)
Shurgard Storage Centers LLC
5.88%, 3/15/2013	9,000	8,896

Retail — Regional Department Store (0.54%)
Neiman-Marcus Group Inc
10.38%, 10/15/2015 (d)	6,000	6,525

Special Purpose Entity (1.85%)
CCM Merger Inc
8.00%, 8/1/2013 (c)(d)	11,000	10,560
CDX North America High Yield
7.63%, 6/29/2012 (c)(d)	12,000	11,640

		22,200

Telecommunication Equipment — Fiber Optics (1.01%)
Corning Inc
5.90%, 3/15/2014	12,000	12,140
See accompanying notes

Schedule of Investments
Income Fund
October 31,2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Telecommunication Services (1.55%)
Qwest Corp
8.88%, 3/15/2012 (f)	$8,000	$8,760
TELUS Corp
8.00%, 6/1/2011	9,000	9,762

		18,522

Telephone — Integrated (0.45%)
Deutsche Telekom International Finance
8.00%, 6/15/2010 (f)	5,000	5,361

Toys (0.09%)
Mattel Inc
7.30%, 6/13/2011	1,000	1,065

Transport — Rail (0.83%)
Norfolk Southern Corp
6.20%, 4/15/2009	5,000	5,073
Union Pacific Corp
3.88%, 2/15/2009	5,000	4,922

		9,995

Transport — Services (1.01%)
Trailer Bridge Inc
9.25%, 11/15/2011	12,000	12,090

TOTAL BONDS		$734,323

CONVERTIBLE BONDS (1.33%)
Containers — Paper & Plastic (0.59%)
Sealed Air Corp
3.00%, 6/30/2033 (c)(f)	7,250	7,024

Oil — Field Services (0.12%)
Hanover Compressor Co
4.75%, 3/15/2008	1,500	1,481

Pharmacy Services (0.62%)
Omnicare Inc
6.13%, 6/1/2013	3,500	3,290
3.25%, 12/15/2035	5,000	4,094

		7,384

TOTAL CONVERTIBLE BONDS		$15,889

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (34.03%)
Federal Home Loan Mortgage Corporation (FHLMC) (14.66%)
5.50%, 11/1/2017	4,436	4,458
5.50%, 1/1/2018	1,657	1,666
5.00%, 4/1/2018	8,326	8,237
5.00%, 9/1/2019	11,862	11,713
6.50%, 1/ 1/2029	432	446
6.50%, 5/ 1/2029	484	500
6.50%, 6/ 1/2029	389	402
6.50%, 6/ 1/2029	1,212	1,251
6.50%, 8/ 1/2029	507	523
6.00%, 3/ 1/2031	$401	$405
5.50%, 5/1/2031	1,988	1,963
7.00%, 1/1/2032	684	714
6.00%, 5/ 1/2032	2,210	2,234
5.00%, 5/ 1/2033	14,795	14,239
4.50%, 8/ 1/2033	10,999	10,265
4.50%, 8/ 1/2033	9,777	9,124
4.50%, 8/ 1/2033	15,545	14,508
5.50%, 6/ 1/2035	18,911	18,638
5.00%, 11/ 1/2035	17,153	16,479
5.50%, 1/ 1/2036	21,296	20,989
5.00%, 2/1/2036	19,591	18,822
5.50%, 4/1/2036	18,098	17,818

		175,394

Federal National Mortgage Association (FNMA) (7.52%)
7.63%, 2/1/2010	8,000	8,351
7.45%, 6/1/2016	181	185
5.00%, I/ 1/2018	4,565	4,509
4.00%, 9/1/2018	13,811	13,107
4.00%, 9/1/2018	6,348	6,025
4.00%, 10/1/2018	9,901	9,396
6.50%, 9/ 1/2028	155	160
6.50%, 11/ 1/2028	162	167
7.00%, 1/1/2030	34	35
6.50%, 5/1/2031	487	502
6.00%, 4/1/2032	1,305	1,320
6.50%, 4/1/2032	1,551	1,597
6.50%, 5/ 1/2032	1,429	1,471
5.00%, 10/ 1/2032	3,897	3,758
5.50%, 3/ 1/2033	5,465	5,401
5.50%, 6/ 1/2033	16,758	16,570
5.50%, 2/1/2035	17,718	17,478

		90,032

Government National Mortgage Association (GNMA) (0.27%)
7.00%, 6/20/203 1	328	345
6.00%, 5/20/2032 (f)	2,834	2,869

		3,214

U.S. Treasury (11.58%)
4.25%, 8/15/2014 (d)	23,000	22,950
5.13%, 5/15/2016 (d)	18,000	18,891
4.50%, 5/15/2017 (d)	30,000	30,087
5.38%, 2/15/2031	14,000	15,168
4.50%, 2/15/2036 (d)	32,000	30,720

Schedule of Investments
Income Fund
October 31, 2007

	Principal
	Amount
	(000’s)	Value (000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
U.S. Treasury (continued)
5.00%, 5/15/2037 (d)	$20,000	$20,795

		138,611

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$407,251

SHORT TERM INVESTMENTS (14.86%)
Money Market Funds (14.86%)
BNY Institutional Cash Reserve Fund (g)	$177,847	$177,847

TOTAL SHORT TERM INVESTMENTS		$177,847

REPURCHASE AGREEMENTS (1.86%)
Money Center Banks (1.86%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $11,467,000; 0%; dated 12/13/07-07/25/08)	$11,133	$11,133
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $11,467,000; 0% - 6.13%; dated 12/04/07-08/25/16)	11,133	11,133

		22,266

TOTAL REPURCHASE AGREEMENTS		$22,266

Total Investments		$1,360,006
Liabilities in Excess of Other Assets, Net - (13.63)%		(163,162)

TOTAL NET ASSETS - 100.00%		$1,196,844

(a)	Non-Income Producing Security

(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $8,866 or 0.74% of net assets.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $76,823 or 6.42% of net assets.

(d)	Security or a portion of the security was on loan at the end of the period.

(e)	Security is Illiquid

(f)	Variable Rate

(g)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$18,681
Unrealized Depreciation	(34,771)

Net Unrealized Appreciation (Depreciation)	(16,090)
Cost for federal income tax purposes	1,376,096
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	36.67%
Mortgage Securities	22.44%
Utilities	12.64%
Government	11.58%
Communications	8.67%
Energy	6.25%
Consumer, Non-cyclical	6.04%
Industrial	4.60%
Consumer, Cyclical	3.60%
Basic Materials	1.14%
Liabilities in Excess of Other Assets, Net	(13.63%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2007

	Principal
	Amount (000’s)	Value (000’s)
BONDS (80.94%)
Appliances (0.11%)
Whirlpool Corp
6.19%, 6/15/2009 (a)	$500	$501

Asset Backed Securities (12.33%)
Ameriquest Mortgage Securities Inc
5.18%, 4/25/2034 (a)(b)	380	368
Argent Securities Inc
4.99%, 4/25/2036 (a)(b)	1,000	989
5.02%, 7/25/2036 (a)(b)	3,000	2,863
Carrington Mortgage Loan Trust
5.10%, 12/25/2035 (a)(b)	367	366
5.15%, 12/25/2035 (a)	250	248
Citigroup Mortgage Loan Trust Inc
5.02%, 3/25/2037 (a)(b)	2,000	1,911
5.65%, 7/25/2037 (a)(c)	575	575
CNH Equipment Trust
5.32%, 2/15/2011 (a)	1,412	1,413
Countrywide Asset-Backed Certificates
6.00%, 12/25/2032 (a)	106	102
5.07%, 7/25/2035 (a)	47	46
5.24%, 2/25/2036 (a)	442	440
5.12%, 3/25/2036 (a)(b)	2,000	1,954
5.12%, 4/25/2036 (a)(b)	6,300	6,149
5.14%, 5/25/2036 (a)(b)	157	157
5.03%, 2/25/2037 (a)	4,000	3,875
5.37%, 2/25/2037 (a)	3,000	1,782
5.04%, 6/25/2037 (a)	2,000	1,847
5.00%, 11/25/2037 (a)(b)	2,670	2,580
Countrywide Home Equity Loan Trust
5.33%, 2/15/2036 (a)	500	497
First Franklin Mortgage Loan Asset Backed Certificates
5.11%, 11/25/2035 (a)(b)	1,500	1,462
First Horizon Asset Back Trust
5.00%, 10/25/2026 (a)(b)	805	756
First-Citizens Home Equity Loan LLC
5.30%, 9/15/2022 (a)(d)	971	951
Ford Credit Floorplan Master Owner Trust
5.54%, 6/15/2011 (a)	500	495
GMAC Mortgage Corp Loan Trust
5.08%,11/25/2036 (a)(b)	1,486	1,440
Indymac Residential Asset Backed Trust
5.06%, 4/25/2037 (a)(b)	4,300	4,153
JP Morgan Mortgage Acquisition Corp
5.00%, 11/25/2036 (a)(b)	3,000	2,785
5.02%, 3/25/2037 (a)(b)	2,135	2,031
5.03%, 5/1/2037 (a)	3,000	2,761
Long Beach Mortgage Loan Trust
5.40%, 6/25/2034 (a)	225	213
5.02%, 7/25/2036 (a)	3,000	2,849
5.04%, 12/25/2036 (a)	2,200	2,028
Merrill Lynch Mortgage Investors Inc
5.10%, 2/25/2037 (a)	2,000	1,841
Morgan Stanley ABS Capital I
5.05%, 2/25/2036 (a)	1,700	1,637
SACO I Inc
5.01%, 9/25/2036 (a)(b)	1,000	905
Swift Master Auto Receivables Trust
5.19%, 6/15/2012 (a)	1,400	1,382
Volkswagen Credit Auto Master Trust
5.56%, 7/20/2010 (b)	1,800	1,797
Wells Fargo Home Equity Trust
4.97%, 3/25/2037 (a)	986	977

		58,625

Auto — Car & Light Trucks (0.84%)
Daimler Finance North America LLC
6.05%, 3/13/2009 (a)	2,500	2,497
6.13%, 3/13/2009 (a)(b)	1,500	1,500

		3,997

Automobile Sequential (3.47%)
AmeriCredit Automobile Receivables Trust
5.82%, 4/6/2012 (a)	900	894
Americredit Prime Automobile Receivable Trust
5.42%, 2/8/2009 (a)(c)	900	907
Capital Auto Receivables Asset Trust
5.24%, 11/15/2008 (a)	509	509
5.12%, 10/15/2009 (a)	2,000	1,997
5.32%, 3/15/2010 (a)	3,000	2,994
Capital One Auto Finance Trust
5.10%, 7/15/2011 (a)	1,300	1,297
5.13%, 10/15/2012 (a)	4,700	4,643
Ford Credit Auto Owner Trust
5.30%, 6/15/2012	300	299
Hyundai Auto Receivables Trust
5.49%, 1/17/2012 (a)	1,800	1,801
WFS Financial Owner Trust
3.93%, 2/17/2012	1,174	1,167

		16,508

Beverages — Wine & Spirits (0.33%)
Diageo Finance BV
5.32%, 3/30/2009 (a)	1,585	1,588

Brewery (0.26%)
SABMiller PLC
5.53%, 7/1/2009 (a)(b)(d)	1,250	1,255

Broadcasting Services & Programming (0.10%)
Clear Channel Communications Inc
4.63%, 1/15/2008	500	497
See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2007

	Principal
	Amount (000’s)	Value (000’s)
BONDS (continued)
Building Products — Cement & Aggregate (0.59%)
Martin Marietta Materials Inc
5.13%, 4/30/2010 (a)	$2,850	$2,818

Building Products — Wood (0.60%)
Masco Corp
6.00%, 3/12/2010 (a)	2,665	2,618
Norbord Inc
8.13%, 3/20/2008	250	252

		2,870

Cable TV (0.78%)
Comcast Corp
5.54%, 7/14/2009 (a)(b)	1,000	996
COX Communications Inc
6.25%, 12/14/2007 (a)(b)	1,280	1,281
CSC Holdings Inc
7.88%, 12/15/2007	500	501
DirecTV Holdings LLC/DirecTV Financing Co
8.38%, 3/15/2013	900	940

		3,718

Cellular Telecommunications (0.69%)
America Movil SAB de CV
5.30%, 6/27/2008 (a)(b)(d)	750	749
US Unwired Inc
10.00%, 6/15/2012	500	535
Vodafone Group PLC
5.78%, 2/27/2012 (a)(b)	2,000	1,984

		3,268

Chemicals — Diversified (0.02%)
Equistar Chemicals LP/Equistar Funding Corp
10.63%, 5/1/2011	100	104

Commercial Banks (0.73%)
Colonial Bank NA/Montgomery AL
8.00%, 3/15/2009	400	415
HSBC America Capital Trust I
7.81%, 12/15/2026 (d)	100	104
ICICI Bank Ltd
5.79%, 1/12/20 10(a)(d)	500	494
M&I Marshall & Ilsley Bank
5.63%, 12/4/2012	2,000	1,946
VTB Capital SA
5.96%, 8/1/2008 (a)(d)	500	495

		3,454

Computer Services (0.10%)
Unisys Corp
7.88%, 4/1/2008	500	498

Computers — Memory Devices (0.42%)
Seagate Technology HDD Holdings
6.07%, 10/1/2009 (a)	2,000	1,980

Consumer Products — Miscellaneous (0.26%)
Clorox Co
5.83%, 12/14/2007 (a)(b)	1,250	1,251

Containers — Metal & Glass (0.22%)
Owens Brockway Glass Container Inc
8.75%, 11/15/2012	1,000	1,044

Credit Card Asset Backed Securities (1.24%)
American Express Credit Account Master Trust
5.32%, 8/15/201l(a)(d)	1,950	1,932
5.34%, 9/15/2011 (a)	1,500	1,498
5.37%, 3/15/2012 (a)	500	497
5.20%, 9/15/2014 (a)(b)	1,000	979
GE Capital Credit Card Master Note Trust
5.27%, 3/15/2015 (a)	1,000	992

		5,898

Diversified Financial Services (0.63%)
General Electric Capital Corp
5.37%, 4/10/2012 (a)(b)	3,000	2,992

Diversified Operations (0.38%)
Capmark Financial Group Inc
6.03%, 5/10/2010 (a)(d)	2,000	1,821

Drug Delivery Systems (0.83%)
Hospira Inc
5.68%, 3/30/2010 (a)	4,000	3,969

Electric — Integrated (1.21%)
Commonwealth Edison Co
3.70%, 2/1/2008	1,000	996
Entergy Gulf States Inc
5.98%, 12/1/2009 (a)	200	199
Ipalco Enterprises Inc
8.38%, 11/14/2008 (a)	175	178
Ohio Power Co
5.42%, 4/5/2010 (a)	1,535	1,521
Pepco Holdings Inc
6.25%, 6/1/2010 (a)	1,150	1,146
PSEG Energy Holdings LLC
8.63%, 2/15/2008	850	855
TECO Energy Inc
7.36%, 5/1/2010 (a)	850	854

		5,749

Electronic Components — Miscellaneous (0.21%)
Jabil Circuit Inc
5.88%, 7/15/2010	500	505
Sanmina-SCI Corp
8.44%, 6/15/2010 (a)(d)	500	500

		1,005

See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2007

	Principal
	Amount (000’s)	Value (000’s)
BONDS (continued)
Electronic Components — Semiconductors (0.18%)
National Semiconductor Corp
5.94%, 6/15/2010 (a)	$850	$846

Finance — Auto Loans (0.58%)
American Honda Finance Corp
5.28%, 4/20/2010 (a)(d)	850	848
Ford Motor Credit Co LLC
7.99%, 1/13/2012 (a)	500	463
GMAC LLC
4.38%, 12/10/2007	500	499
6.81%, 5/15/2009 (a)	1,000	941

		2,751

Finance — Commercial (1.64%)
CIT Group Inc
5.24%, 4/27/2011 (a)	1,000	943
5.75%, 2/13/2012 (a)	1,500	1,386
Textron Financial Corp
5.63%, 2/25/2011 (a)(b)	4,000	3,960
Textron Financial Floorplan Master Note
5.41%, 5/13/2010 (a)(d)	1,500	1,500

		7,789

Finance — Consumer Loans (1.64%)
American General Finance Corp
5.80%, 8/17/2011 (a)	600	592
HSBC Finance Corp
5.36%, 4/24/2012 (a)	4,000	3,935
John Deere Capital Corp
5.51%, 10/16/2009 (a)	2,350	2,352
SLM Corp
5.89%, 3/15/2011(a)(b)	1,000	934

		7,813

Finance — Investment Banker & Broker (4.17%)
Bear Stearns Cos Inc/The
5.49%, 7/16/2009 (a)	1,500	1,484
5.69%, 11/28/2011 (a)	1,500	1,449
Citigroup Funding Inc
5.43%, 10/22/2009 (a)	2,800	2,799
Citigroup Inc
5.66%, 5/18/2010 (a)	1,400	1,394
Goldman Sachs Group Inc/The
5.82%, 3/2/2010 (a)(b)	1,000	995
5.58%, 8/5/201 l(a)(b)	1,000	987
5.54%, 2/6/2012 (a)	1,000	982
Lehman Brothers Holdings Inc
5.50%, 5/25/2010 (b)	2,000	1,969
5.48%, 1/12/2012 (a)	1,000	976
Merrill Lynch & Co Inc
5.56%, 11/1/2011 (a)	2,950	2,877
5.90%, 6/5/2012 (a)(b)	1,000	968
Morgan Stanley
5.46%, 1/18/2011 (a)	1,000	991
5.49%, 1/ 9/2012 (a)	1,000	984
5.54%, 1/ 9/2014 (a)	1,000	980

		19,835

Finance — Leasing Company (0.17%)
International Lease Finance Corp
5.72%, 5/24/2010 (a)(b)	800	797

Finance — Mortgage Loan/Banker (5.09%)
Countrywide Financial Corp
5.43%, 3/24/2009 (a)	2,000	1,819
5.80%, 5/7/2012 (a)	1,000	838
Fannie Mae
5.17%, 2/25/2018 (a)	95	96
5.17%, 3/25/2018 (a)(b)	526	524
5.17%, 10/25/2018 (a)(b)	709	712
5.12%, 11/25/2022 (a)	127	128
5.07%, 1/25/2023 (a)	124	124
5.27%, 6/25/2023 (a)(b)	795	799
5.27%, 2/25/2028 (a)	270	270
5.27%, 5/25/2030 (a)(b)	593	594
5.27%, 5/25/2031 (a)(b)	805	809
5.17%, 2/25/2032 (a)	131	130
5.07%, 4/25/2034 (a)(b)	752	753
5.12%, 3/25/2035 (a)(b)	280	279
5.09%, 4/25/2035 (a)(b)	782	779
Fannie Mae Grantor Trust
5.01%, 4/25/2035 (a)(b)	192	192
5.22%, 5/25/2035 (a)(b)	107	108
5.03%, 6/25/2035 (a)(b)	59	56
5.02%, 9/25/2035 (a)(b)	343	342
Fannie Mae Whole Loan
5.02%, 11/25/2033 (a)(b)	14	14
5.02%, 5/25/2035 (a)(b)	124	124
5.07%, 5/25/2035 (a)(b)	122	121
5.12%, 6/25/2044 (a)	46	46
5.32%, 2/25/2047 (a)(b)	96	96
Freddie Mac
5.39%, 5/15/2013 (a)(b)	124	124
5.39%, 5/15/2017 (a)(b)	531	533
5.39%, 2/15/2018 (a)(b)	503	500
5.39%, 6/15/2018 (a)(b)	544	546
5.34%, 3/15/2023 (a)(b)	303	301
5.54%, 6/15/2023 (a)	121	122
5.49%, 7/15/2023 (a)(b)	4,366	4,343
5.44%, 7/15/2028 (a)(b)	668	668
5.49%, 1/15/2030 (a)(b)	729	731
5.44%, 2/15/2030 (a)	50	50
5.29%, 4/15/2030 (a)	157	157
5.44%, 5/15/2030 (a)	121	120
See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2007

	Principal
	Amount (000’s)	Value (000’s)
BONDS (continued)
Finance — Mortgage Loan/Banker (continued)
Freddie Mac (continued)
5.49%, 9/15/2033 (a)(b)	$422	$423
5.39%, 10/15/2034 (a)	207	207
Ginnie Mae
1.79%, 10/16/2012 (a)	4,464	164
4.51%, 10/16/2028 (a)	790	781
5.35%, 10/20/2031 (a)	239	240
0.85%, 3/16/2047 (a)	5,968	369
Residential Capital LLC
6.22%, 6/9/2008 (a)	500	448
7.59%, 5/22/2009 (a)	2,000	1,560
SLM Student Loan Trust
5.84%, 6/15/2016 (a)	153	153
5.75%, 3/15/2017 (a)	1,900	1,893

		24,186

Finance — Other Services (0.17%)
Alamosa Delaware Inc
8.50%, 1/31/2012	275	286
Mizuho JGB Investment LLC
9.87%, 12/29/2049 (a)(d)	500	515

		801

Food — Miscellaneous/Diversified (0.30%)
General Mills Inc
5.31%, 1/22/2010(a)(b)	1,000	993
Kraft Foods Inc
6.00%, 8/11/2010 (a)	450	450

		1,443

Home Equity — Other (7.37%)
ACE Securities Corp
5.08%, 9/25/2035 (a)(b)	520	518
Asset Backed Securities Corp Home Equity
4.97%, 7/25/2036 (a)(b)	2,000	1,960
Bear Stearns Asset Backed Securities Inc
5.03%, 8/25/2036 (a)(b)	400	382
5.06%, 5/25/2037 (a)(b)	4,000	3,831
Bear Stearns Asset Backed Securities Trust
5.05%, 6/25/2047 (a)	2,400	2,342
Citigroup Mortgage Loan Trust Inc
5.14%, 10/25/2035 (a)	1,000	994
First NLC Trust
5.17%, 9/25/2035 (a)	2,208	2,173
5.10%, 12/25/2035 (a)	85	85
GMAC Mortgage Corp Loan Trust
5.75%, 10/25/2036	500	489
6.05%, 12/25/2037 (a)	1,580	1,565
GSAA Trust
5.01%, 4/25/2047 (a)	3,493	3,484
HSI Asset Securitization Corp Trust
5.01%, 1/25/2037 (a)(b)	2,000	1,903
Morgan Stanley Home Equity Loans
5.04%, 2/25/2036 (a)	5,000	4,751
New Century Home Equity Loan Trust
5.16%, 3/25/2035 (a)(b)	117	116
Option One Mortgage Loan Trust
5.87%, 2/25/2035 (a)	100	88
5.32%, 3/25/2037 (a)	2,000	1,263
Residential Asset Securities Corp
5.06%, 5/25/2034 (a)(b)	1	1
5.07%, 5/25/2035 (a)	31	31
5.02%, 9/25/2036 (a)(b)	3,300	3,147
Soundview Home Equity Loan Trust
5.05%, 3/25/2036 (a)(b)	1,000	956
WAMU Asset-Backed Certificates
5.04%, 5/25/2037 (a)	2,000	1,932
5.04%, 7/25/2047 (a)	3,000	2,777
Wells Fargo Home Equity Trust
5.16%, 10/25/2035 (a)(d)	291	282

		35,070

Home Equity — Sequential (0.56%)
BNC Mortgage Loan Trust
5.04%, 7/25/2037 (a)	2,271	2,086
Countrywide Asset-Backed Certificates
5.51%, 8/25/2036	615	592

		2,678

Industrial Automation & Robots (0.10%)
Intermec Inc
7.00%, 3/15/2008	500	499

Investment Companies (0.21%)
Xstrata Finance Dubai Ltd
5.85%, 11/13/2009 (a)(d)	1,000	997

Life & Health Insurance (0.42%)
Lincoln National Corp
5.35%, 4/6/2009 (a)	1,500	1,496
Unum Group
6.00%, 5/15/2008	500	500

		1,996

Machinery — Farm (0.19%)
Case New Holland Inc
6.00%, 6/1/2009	900	900

Medical — Drugs (0.14%)
Angiotech Pharmaceuticals Inc
9.37%, 12/1/2013 (a)	400	396
Elan Finance PLC/Elan Finance Corp
9.70%, 12/1/2013 (a)	250	247

		643

Medical — HMO (0.21%)
UnitedHealth Group Inc
5.42%, 6/21/2010 (a)(d)	1,000	1,001
See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2007

	Principal
	Amount (000’s)	Value (000’s)
BONDS (continued)
Medical — Wholesale Drug Distribution (0.21%)
Cardinal Health Inc
5.50%, 10/2/2009 (a)(b)(d)	$1,000	$1,002

Mortgage Backed Securities (20.37%)
Adjustable Rate Mortgage Trust
5.14%, 8/25/2036 (a)(b)	1,118	1,079
Banc of America Alternative Loan Trust
5.27%, 6/25/2036 (a)(b)	512	509
Banc of America Commercial Mortgage Inc
6.85%, 4/15/2036	300	315
5.31%, 10/10/2045 (a)	1,000	998
Banc of America Funding Corp
5.28%, 7/20/2036 (a)(b)	2,073	2,001
5.05%, 4/25/2037 (a)(b)	4,000	3,967
Bear Stearns Alt-A Trust
5.03%, 11/25/2036 (a)(b)	687	680
5.04%, 4/25/2037 (a)	1,735	1,712
Bear Stearns Asset Backed Securities Inc
5.10%, 4/25/2036 (a)	195	185
Bear Stearns Commercial Mortgage Securities Inc
7.00%, 5/20/2030	634	662
Bella Vista Mortgage Trust
5.30%, 1/22/2045 (a)	1,707	1,681
5.25%, 5/20/2045 (a)	1,293	1,275
Chase Mortgage Finance Corp
4.55%, 7/25/2037 (a)(c)	880	874
Citigroup/Deutsche Bank Commercial Mortgage Trust
0.45%, 10/15/2048 (a)	38,765	823
0.04%, 12/11/2049 (a)(d)	12,774	116
0.38%, 12/11/2049 (a)(d)	8,163	207
Countrywide Alternative Loan Trust
5.29%, 12/25/2035 (a)(b)	517	502
5.04%, 6/25/2036 (a)(b)	3,000	2,934
5.15%, 6/25/2036 (a)(b)	1,199	1,192
4.93%, 11/25/2036 (a)	760	759
5.13%, 7/25/2046 (a)(b)	2,100	2,058
5.08%, 5/25/2047 (a)	4,373	4,234
Countrywide Asset-Backed Certificates
5.14%, 1/25/2036 (a)(b)	250	247
Countrywide Home Loan Mortgage Pass Through Certificates
5.07%, 4/25/2046 (a)(b)	1,166	1,134
Credit Suisse Mortgage Capital
5.81%, 9/15/2039 (a)	1,000	983
CS First Boston Mortgage Securities Corp
6.25%, 12/16/2035	3,545	3,541
7.66%, 9/15/2041 (a)	1,025	1,076
G-Force LLC
5.17%, 12/25/2039 (a)(b)(d)	1,000	1,000
Greenpoint Mortgage Funding Trust
5.18%, 10/25/2045 (a)	1,220	1,198
Greenwich Capital Commercial Funding Corp
0.34%, 3/10/2039 (a)(d)	54,812	1,217
5.44%, 3/10/2039 (a)	2,000	1,969
GSC Capital Corp Mortgage Trust
5.13%, 2/25/2036 (a)	723	677
GSR Mortgage Loan Trust
5.13%, 8/25/2046 (a)	220	215
Homebanc Mortgage Trust
5.21%, 1/25/2036 (a)(b)	1,190	1,167
Impac CMB Trust
5.36%, 10/25/2034 (a)	63	62
6.42%, 10/25/2034 (a)(b)	132	133
5. 18%, 4/25/2035 (a)	346	340
5.38%, 8/25/2035 (a)	80	75
5.52%, 8/25/2035 (a)	68	61
5. 12%, 4/25/2037 (a)(c)	1,965	1,916
Impac Secured Assets CMN Owner Trust
5.04%, 9/25/2036 (a)	1,500	1,490
5.03%, 3/25/2037 (a)(b)	1,600	1,583
Indymac Index Mortgage Loan Trust
5. 10%, 4/25/2035 (a)	182	179
5.17%, 8/25/2035 (a)	373	367
5.05%, 1/25/2037 (a)	1,460	1,435
5.11%, 6/25/2037 (a)(c)	3,914	3,804
JP Morgan Alternative Loan Trust
5.02%, 3/25/2037 (a)(b)	1,460	1,447
JP Morgan Chase Commercial Mortgage Securities
5.45%, 6/12/2041 (a)	1,000	973
5.30%, 5/15/2047 (a)	1,000	995
JP Morgan Mortgage Trust
5.30%, 7/25/2035	865	862
5.82%, 6/25/2036 (a)	300	307
5.83%, 1/25/2037 (a)	1,148	1,153
LB-UBS Commercial Mortgage Trust
5.59%, 6/15/2031	390	395
Lehman XS Trust
5.09%, 6/25/2047 (a)(c)	3,924	3,902
Merrill Lynch Alternative Note Asset Trust
5.08%, 4/25/2037 (a)(c)	5,000	4,665
Merrill Lynch Mortgage Trust
5.66%, 5/12/2039 (a)	620	621
Merrill Lynch/Countrywide Commercial Mortgage Trust
0.05%, 7/12/2046 (a)	17,256	275
Morgan Stanley Capital I
5.60%, 12/20/2046 (a)(c)	200	130
Residential Accredit Loans Inc
5.02%, 2/25/2037 (a)(b)(c)	3,581	3,469
5.06%, 7/25/2037 (a)(c)	1,000	970
5.02%, 3/25/2047 (a)(b)	2,852	2,761
See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
Structured Adjustable Rate Mortgage Loan Trust
5.57%, 8/25/2034 (a)	$1,569	$1,563
Structured Asset Mortgage Investments Inc
5.10%, 5/25/2045 (a)	928	910
Wachovia Bank Commercial Mortgage Trust
0.44%, 12/15/2043 (a)(d)	27,511	941
4.52%, 5/15/2044	2,680	2,633
5.90%, 2/15/2051 (a)	3,000	3,068
WaMu Mortgage Pass Through Certificates
5.51%, 12/25/2027 (a)(b)	1,067	1,057
5.94%, 9/25/2036 (a)	232	232
6.07%, 9/25/2036 (a)	274	274
5.70%, 6/25/2037 (a)	1,942	1,927
5.61%, 7/25/2044 (a)	108	107
5.24%, 1/25/2045 (a)(b)	232	228
5.25%, 11/25/2045 (a)(b)	1,217	1,211
5.09%, 8/25/2046 (a)	1,000	987
Washington Mutual Alternative Mortgage
5.15%, 6/25/2046 (a)(b)	745	722
5.05%, 1/25/2047 (a)	3,592	3,472

		96,889

Multi-Line Insurance (0.29%)
Metropolitan Life Global Funding I
5.56%, 5/17/2010 (d)	1,400	1,389

Multimedia (0.75%)
Time Warner Inc
5.73%, 11/13/2009 (a)	2,050	2,038
Viacom Inc
6.04%, 6/16/2009 (a)	1,525	1,520

		3,558

Office Automation & Equipment (0.08%)
Xerox Corp
6.40%, 12/18/2009 (a)	400	400

Oil - Field Services (0.63%)
BJ Services Co
5.75%, 6/ 1/2008 (a)(b)	3,000	3,003

Oil & Gas Drilling (0.16%)
Transocean Inc
5.87%, 9/ 5/2008 (a)(b)	750	749

Oil Company - Exploration & Production (0.26%)
Anadarko Petroleum Corp
6.09%, 9/15/2009 (a)	1,250	1,245

Oil Refining & Marketing (0.17%)
Premcor Refining Group Inc/The
9.50%, 2/ 1/2013	750	791

Optical Supplies (0.13%)
Bausch & Lomb Inc
6.95%, 11/15/2007 (b)	600	600

Paper & Related Products (0.10%)
Bowater Inc
8.69%, 3/15/2010 (a)	500	457

Pipelines (0.11%)
Northwest Pipeline Corp
6.63%, 12/ 1/2007	500	500

Publishing — Periodicals (0.16%)
Dex Media East LLC/Dex Media East Finance Co
9.88%, 11/15/2009	100	103
12.13%, 11/15/2012	600	638

		741

Regional Banks (1.67%)
BAC Capital Trust XIII
6.09%, 3/15/2043 (a)	4,000	3,670
Capital One Financial Corp
6.00%, 9/10/2009 (a)	1,900	1,871
Fleet Capital Trust II
7.92%, 12/11/2026	500	520
PNC Funding Corp
5.10%, 1/31/2012 (a)(b)	500	494
Wells Fargo & Co
5.72%, 8/20/2010 (a)	1,400	1,400

		7,955

REITS — Diversified (0.45%)
iStar Financial Inc
6.24%, 3/16/2009 (a)(b)	725	706
6.03%, 9/15/2009 (a)	500	482
6.07%, 3/ 9/2010 (a)	1,000	945

		2,133

REITS — Healthcare (0.47%)
HCP Inc
6.14%, 9/15/2008 (a)	2,250	2,247

REITS — Office Property (0.15%)
HRPT Properties Trust
6.29%, 3/16/2011 (a)(b)	720	713

REITS — Warehouse & Industrial (0.11%)
Prologis
5.75%, 8/24/2009 (a)(b)	500	501

Rental — Auto & Equipment (0.61%)
Erac USA Finance Co
5.23%, 4/30/2009 (a)(b)(d)	2,250	2,238
5.75%, 8/28/2009 (a)(d)	660	663

		2,901

See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Retail — Drug Store (0.31%)
CVS Caremark Corp
5.92%, 6/ 1/2010 (a)	$1,500	$1,488

Retail — Petroleum Products (0.11%)
Petro Stopping Centers LP / Petro Finance
9.00%, 2/15/2012	500	523

Rubber — Tires (0.05%)
Goodyear Tire & Rubber Co/The
9.13%, 12/ 1/2009	250	253

Satellite Telecommunications (0.11%)
Intelsat Corp
6.38%, 1/15/2008	525	524

Savings & Loans — Thrifts (0.51%)
Washington Mutual Bank/Henderson NV
5.56%, 2/ 4/2011 (a)	1,000	967
Washington Mutual Inc
5.54%, 1/15/2010 (a)(b)	500	491
5.51%, 3/22/2012 (a)	1,000	951

		2,409

Sovereign Agency (0.04%)
Federal National Mortgage Association
3.50%, 2/17/2009 (a)	200	198

Special Purpose Banks (0.22%)
Korea Development Bank
5.58%, 10/20/2009 (a)(b)	380	380
5.37%, 4/3/2010 (a)	665	663

		1,043

Special Purpose Entity (1.35%)
Genworth Global Funding Trusts
5.85%, 12/15/2010 (a)	935	928
ING USA Global Funding Trust
5.55%, 10/9/2009 (a)	2,300	2,298
Rockies Express Pipeline LLC
6.44%, 8/20/2009 (a)(d)	720	720
Sirens BV
7.19%, 4/13/2012 (a)(c)(d)(e)	2,000	1,971
Williams Cos Inc Credit Linked Certificates
8.61%, 5/1/2009 (a)(d)	500	505

		6,422

Telecommunication Services (0.09%)
Telcordia Technologies Inc
8.99%, 7/15/2012 (a)(d)	440	407

Telephone — Integrated (0.69%)
Deutsche Telekom International Finance
5.39%, 3/23/2009 (a)	375	375
Sprint Nextel Corp
5.60%, 6/28/2010 (a)	400	399
Telecom Italia Capital SA
5.82%, 7/18/2011 (a)(b)	800	799
Telefonica Emisiones SAU
5.89%, 6/19/2009 (a)	700	700
5.69%, 2/ 4/2013 (a)(f)(g)	1,000	986

		3,259

Tobacco (0.67%)
Reynolds American Inc
6.39%, 6/15/2011 (a)	3,200	3,184

Tools — Hand Held (0.29%)
Snap-On Inc
5.38%, 1/12/2010 (a)	1,400	1,396

Wireless Equipment (0.13%)
Motorola Inc
4.61%, 11/16/2007	600	600

TOTAL BONDS		$384,935

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (41.37%)
U.S. Treasury Inflation-Indexed Obligations (41.37%)
3.88%, 1/15/2009 (h)	13,673	14,036
4.25%, 1/15/2010 (h)	2,194	2,313
0.88%, 4/15/2010	3,490	3,410
3.50%, 1/15/2011 (h)	12,723	13,391
2.38%, 4/15/2011	210	213
3.38%, 1/15/2012 (h)	7,664	8,127
2.00%, 4/15/2012 (h)	10,246	10,271
3.00%, 7/15/2012 (h)	4,255	4,472
1.88%, 7/15/2013 (h)	311	310
2.00%, 1/15/2014 (h)	8,321	8,315
2.00%, 7/15/2014 (h)	23,539	23,531
1.63%, 1/15/2015 (h)	12,348	11,985
1.88%, 7/15/2015 (h)	18,476	18,243
2.00%, 1/15/2016 (h)	19,584	19,431
2.50%, 7/15/2016	8,576	8,858
2.38%, 1/15/2017 (h)	2,820	2,880
2.63%, 7/15/2017 (h)	13,041	13,625
2.38%, 1/15/2025 (h)	1,263	1,290
2.00%, 1/15/2026 (h)	20,527	19,826
2.38%, 1/15/2027 (h)	5,830	5,981
3.63%, 4/15/2028	129	158
3.88%, 4/15/2029 (h)	4,458	5,725
3.38%, 4/15/2032	258	319

		196,710

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$196,710

See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (4.96%)
Commercial Paper (0.31%)
Textron Inc
5.05%, 11/ 1/2007 (b)	$1,500	$1,500

Money Market Funds (4.65%)
BNY Institutional Cash Reserve Fund (b)	22,097	22,097

TOTAL SHORT TERM INVESTMENTS		$23,597

REPURCHASE AGREEMENTS (0.62%)
Money Center Banks (0.62%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $1,515,000; 0%; dated 12/13/07-07/25/08)	$1,471	$1,471
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $1,515,000; 0% - 6.13%; dated 12/04/07-08/25/16)	1,471	1,471

		2,942

TOTAL REPURCHASE AGREEMENTS		$2,942

Total Investments		$608,184
Liabilities in Excess of Other Assets, Net — (27.89)%		(132,613)

TOTAL NET ASSETS - 100.00%		$475,571

(a)	Variable Rate

(b)	Security was purchased with the cash proceeds from securities loans.

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $23,183 or 4.87% of net assets.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $25,820 or 5.43% of net assets.

(e)	Security is Illiquid

(f)	Non-Income Producing Security

(g)	Security purchased on a when-issued basis.

(h)	Security or a portion of the security was on loan at the end of the period.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$3,189
Unrealized Depreciation	(10,975)

Net Unrealized Appreciation (Depreciation)	(7,786)
Cost for federal income tax purposes	615,970
All dollar amounts are shown in thousands (000’s)
Options/Swaptions

		Exercise	Expiration
Description	Contracts	Rate	Month	U.S. $ Value

Written Put — OTC 10 Year Interest Rate Swap; pay floating rate based on 3-month LIBOR; with Lehman Brothers	64,000,000	5.78%	11/19/2007	$(5)

(Premiums received $122)				$(5)

All dollar amounts are shown in thousands (000’s)
See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2007
Total Return Swap Agreements

		Unrealized
	Notional	Appreciation/
Description	Amount	(Depreciation)

Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 10 basis points with Wachovia Bank. Expires October 2007.	$3,125	$(10)

Receive a semi-annual return equal to a 0.88% U.S. Treasury Inflation Index Obligation and pay monthly a floating rate based on 1-month LIBOR less 30 basis points with Barclays Bank. Expires December 2007.	25,000	170

Receive a semi-annual return equal to a 1.63% U.S. Treasury Inflation Index Obligation and pay semi-annually a floating rate based on 3-month LIBOR less 5 basis points with Barclays Bank. Expires December 2007.	10,000	42

Receive a semi-annual return equal to a 2.00% U.S. Treasury Inflation Index Obligation and pay semi-annually a floating rate based on 3-month LIBOR less 10 basis points with Morgan Stanley. Expires December 2007.	6,000	200

Receive a semi-annual return equal to a 2.38% U.S. Treasury Inflation Index Obligation and pay monthly a floating rate based on 1-month LIBOR less 18 basis points with Morgan Stanley. Expires January 2008.	10,000	(112)

Receive a semi-annual return equal to a 2.38% U.S. Treasury Inflation Index Obligation and pay monthly a floating rate based on 1-month LIBOR less 30 basis points with Morgan Stanley. Expires December 2007.	14,000	140

Receive a semi-annual return equal to a 2.38% U.S. Treasury Inflation Index Obligation and pay quarterly a floating rate based on 3-month LIBOR less 6 basis points with Barclays Bank. Expires November 2007.	20,000	613

Receive a semi-annual return equal to a 2.38% U.S. Treasury Inflation Index Obligation and pay semi-annually a floating rate based on 3-month LIBOR less 3 basis points with Morgan Stanley. Expires November 2007.	7,100	160

Receive a semi-annual return equal to a 2.38% U.S. Treasury Inflation Index Obligation and pay semi-annually a floating rate based on 3-month LIBOR less 6 basis points with Merrill Lynch. Expires February 2008.	16,000	87

Receive a semi-annual return equal to a 2.5% U.S. Treasury Inflation Index Obligation and pay semi-annually a floating rate based on 3-month LIBOR less 5 basis points with Morgan Stanley. Expires December 2007.	10,000	503

Receive a semi-annual return equal to a 3.00% U.S. Treasury Inflation Index Obligation and pay annually a floating rate based on 6-month LIBOR less 6 basis points with Morgan Stanley. Expires January 2008.	15,500	318

Receive a semi-annual return equal to a 3.38% U.S. Treasury Inflation Index Obligation and pay semi-annually a floating rate based on 3-month LIBOR less 7 basis points with Morgan Stanley. Expires November 2007.	5,000	220

Receive a semi-annual return equal to a 3.63% U.S. Treasury Inflation Index Obligation and pay semi-annually a floating rate based on 3-month LIBOR less 6 basis points with Merrill Lynch. Expires February 2008.	16,000	481

Receive a semi-annual return equal to a 3.88% U.S. Treasury Inflation Index Obligation and pay monthly a floating rate based on 1-month LIBOR less 28 basis points with Barclays Bank. Expires December 2007.	15,000	229

Receive an annual return equal to a 1.88% U.S. Treasury Inflation Index Obligation and pay annually a floating rate based on 3-month LIBOR less 40 basis points with Barclays Bank. Expires November 2007.	20,000	354

Receive an annual return equal to a 2.00% U.S. Treasury Inflation Index Obligation and pay annually a floating rate based on 3-month LIBOR less 13 basis points with Morgan Stanley. Expires November 2007.	15,000	300

Receive an annual return equal to a 4.25% U.S. Treasury Inflation Index Obligation and pay annually a floating rate based on 3-month LIBOR less 7 basis points with Morgan Stanley. Expires November 2007.	10,000	182
All dollar amounts are shown in thousands (000’s)
See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2007
Portfolio Summary (unaudited)

Sector	Percent

Government	41.41%
Asset Backed Securities	25.78%
Mortgage Securities	23.99%
Financial	21.50%
Consumer, Non-cyclical	3.96%
Communications	3.49%
Industrial	2.53%
Consumer, Cyclical	1.42%
Energy	1.32%
Utilities	1.21%
Technology	0.78%
Diversified	0.38%
Basic Materials	0.12%
Liabilities in Excess of Other Assets, Net	(27.89%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Total Return Swaps	0.87%
Written Swaptions	0.00%
See accompanying notes

Schedule of Investments
International Emerging Markets Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (92.32%)
Agricultural Operations (1.07%)
Astra Agro Lestari Tbk PT	3,364,139	$8,420
Golden Agri-Resources Ltd (a)	6,246,000	7,646

		16,066

Airlines (0.39%)
Cathay Pacific Airways Ltd	1,968,000	5,871

Apparel Manufacturers (0.25%)
Youngone Corp	349,710	3,664

Applications Software (0.22%)
Infosys Technologies Ltd ADR	66,018	3,363

Auto — Car & Light Trucks (0.93%)
Hyundai Motor Co	174,836	13,894

Auto/Truck Parts & Equipment — Replacement (0.93%)
Weichai Power Company Ltd., Class H	800,000	8,240
Xinyi Glass Holdings Co Ltd (a)	4,112,000	5,613

		13,853

Beverages - Non-Alcoholic (0.47%)
Coca-Cola Femsa SAB de CV	1,527,100	7,089

Brewery (0.42%)
Anadolu Efes Biracilik Ve Malt Sanayii	504,695	6,227

Building & Construction — Miscellaneous (1.43%)
Kumho Industrial Co Ltd (a)	60,396	5,612
Murray & Roberts Holdings Ltd	1,029,478	15,840

		21,452

Building Products — Cement & Aggregate (1.36%)
Cemex SAB de CV (b)	2,541,475	7,794
Grasim Industries Ltd (b)	71,242	6,881
Taiwan Cement Corp	3,276,810	5,645

		20,320

Casino Hotels (0.58%)
Resorts World Bhd	7,456,700	8,639

Cellular Telecommunications (6.17%)
America Movil SAB de CV ADR (a)	309,767	20,256
China Mobile Ltd	2,213,962	45,770
SK Telecom Co Ltd	12,515	2,936
SK Telecom Co Ltd ADR (a)	191,271	5,893
Taiwan Mobile Co Ltd	3,408,000	4,599
Vimpel-Communications ADR	389,814	12,891

		92,345

Chemicals — Diversified (0.78%)
Nan Ya Plastics Corp	3,902,000	11,733

Circuit Boards (0.42%)
Unimicron Technology Corp	3,062,000	6,242

Coal (1.24%)
Banpu Public Co Ltd (b)(c)	496,400	6,515
Bumi Resources Tbk PT	22,426,000	12,021

		18,536

Commercial Banks (12.40%)
Banco do Brasil SA	681,800	12,347
Banco Macro SA ADR (a)	28,443	786
BanColombia SA ADR (a)	156,469	5,750
Bank Leumi Le-Israel BM	1,994,739	9,599
Bank Mandiri Persero Tbk PT	17,107,500	7,214
Bank Millennium SA	580,713	3,170
Bank of India	616,450	5,650
Bank Rakyat Indonesia	4,932,500	4,259
Bumiputra-Commerce Holdings Bhd	1,392,600	4,843
China Construction Bank Corp	21,848,000	24,838
China Merchants Bank Co Ltd	1,104,000	5,693
Credicorp Ltd (a)	39,000	2,899
FirstRand Ltd	2,104,269	8,372
ICICI Bank Ltd ADR	126,756	8,802
Industrial and Commercial Bank of China Ltd	22,511,000	21,501
Komercni Banka AS	17,736	4,092
Kookmin Bank	37,310	3,051
Korea Exchange Bank	542,710	8,976
Powszechna Kasa Oszczednosci Bank Polaki SA	503,487	11,199
Standard Bank Group Ltd	637,131	11,559
State Bank of India Ltd (a)(c)	47,779	5,932
Turkiye Garanti Bankasi AS	1,618,860	15,043

		185,575

Computers (1.51%)
Acer Inc	130	1
Compal Electronics Inc	7,313,000	9,342
Quanta Computer Inc	4,232,000	7,118
Wistron Corp	3,058,000	6,159

		22,620

Computers — Peripheral Equipment (0.11%)
Aten International Co Ltd	435,268	1,701

Diversified Financial Services (2.46%)
China Everbright Ltd (a)(b)	906,000	4,075
First Financial Holding Co Ltd	7,352,000	6,069
Intergroup Financial Services Corp (b)(c)	162,220	2,839
Reliance Capital Ltd	116,170	6,327
Shinhan Financial Group Co Ltd	191,111	12,486
Woori Finance Holdings Co Ltd	229,770	5,001

		36,797

See accompanying notes

Schedule of Investments
International Emerging Markets Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Diversified Minerals (1.25%)
Anglo American PLC	109,039	$7,505
		11,180

Antofagasta PLC	638,691	18,685

Diversified Operations (2.64%)
Barloworld Ltd	75,963	1,486
Beijing Enterprises Holdings Ltd	1,218,000	7,576
Citic Pacific Ltd	1,201,000	7,573
GS Holdings Corp	150,280	10,788
KOC Holding AS (b)	1,180,576	6,117
UEM World Bhd	4,548,000	5,946

		39,486

E-Commerce - Services (0.01%)
Alibaba.com Ltd (b)(c)	97,848	170

Electric — Generation (0.87%)
CEZ	42,834	3,109
China Resources Power Holdings Co	1,544,978	5,780
Glow Energy PCL (c)	3,918,627	4,086

		12,975

Electric — Integrated (0.66%)
Korea Electric Power Corp	121,310	5,363
Unified Energy System (b)	36,908	4,503

		9,866

Electric — Transmission (0.42%)
Cia de Transmissao de Energia	259,300	6,353

Electric Products — Miscellaneous (0.85%)
LG Electronics Inc	120,339	12,654

Electronic Components — Miscellaneous (2.30%)
Asustek Computer Inc	3,172,000	11,262
Coretronic Corp	3,047,760	4,740
HON HAI Precision Industry Co Ltd	1,299,900	9,966
LG.Philips LCD Co Ltd (a)(b)	152,693	8,436

		34,404

Electronic Components — Semiconductors (2.21%)
MediaTek Inc	671,947	13,297
Samsung Electronics Co Ltd	32,061	19,769

		33,066

Electronic Measurement Instruments (0.02%)
Chroma ATE Inc	132,000	314

Engineering — Research & Development Services (0.40%)
Larsen & Toubro Ltd (a)(c)	51,476	5,971

Feminine Health Care Products (0.49%)
Hengan International Group Co Ltd (a)	1,894,664	7,389

Finance — Credit Card (0.39%)
Samsung Card Co (b)	83,579	5,762

Finance — Investment Banker & Broker (0.34%)
Tong Yang Investment Bank (a)	219,860	5,057

Finance — Other Services (0.32%)
Bovespa Holding SA (b)	250,042	4,761

Food - Confectionery (0.53%)
Lotte Confectionery Co Ltd	4,859	8,001

Food — Dairy Products (0.29%)
Wimm-Bill-Dann Foods OJSC ADR (a)	35,731	4,279

Food — Retail (0.40%)
Shoprite Holdings Ltd	968,024	6,052

Gas — Distribution (0.34%)
Korea Gas Corp	67,146	5,026

Gold Mining (0.43%)
Gold Fields Ltd	359,561	6,492

Internet Security (0.36%)
Check Point Software Technologies (a)(b)	213,398	5,390

Life & Health Insurance (1.23%)
China Life Insurance Co Ltd	1,432,000	9,559
Sanlam Ltd	2,406,131	8,830

		18,389

Medical — Generic Drugs (1.09%)
Teva Pharmaceutical Industries Ltd ADR (a)	369,519	16,263

Metal — Aluminum (0.24%)
Aluminum Corp of China Ltd	1,262,000	3,599

Metal — Diversified (0.51%)
MMC Norilsk Nickel ADR (a)	23,957	7,570

Metal — Iron (1.11%)
Kumba Iron Ore Ltd	184,634	7,230
Novolipetsk Steel GDR (a)	229,073	9,448

		16,678

Metal Processors & Fabrication (0.32%)
TK Corp	110,374	4,714

Miscellaneous Manufacturers (0.22%)
Peace Mark Holdings Ltd	2,036,871	3,356

Multi-Line Insurance (0.49%)
Ping An Insurance Group Co of China Ltd	529,000	7,317
See accompanying notes

Schedule of Investments
International Emerging Markets Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Non-Ferrous Metals (1.62%)
Grupo Mexico SAB de CV	1,348,300	$12,266
International Nickel Indonesia Tbk PT	521,500	5,234
Korea Zinc Co Ltd	33,386	6,743

		24,243

Oil Company — Exploration & Production (4.92%)
CNOOC Ltd	13,081,000	28,269
Oao Gazprom (b)(c)(d)	23,609	2,966
Oao Gazprom (b)	725,683	36,466
Oil & Natural Gas Corp Ltd	184,155	5,868

		73,569

Oil Company — Integrated (7.44%)
LUKOIL ADR	258,826	23,773
PetroChina Co Ltd	4,686,807	12,101
Petroleo Brasileiro SA ADR (a)	580,537	55,517
Sasol Ltd	389,305	19,896

		111,287

Oil Refining & Marketing (2.47%)
Reliance Industries Ltd	358,830	25,530
Thai Oil Public (b)(c)	936,900	2,633
Tupras Turkiye Petrol Rafinerileri AS	309,746	8,843

		37,006

Paper & Related Products (0.67%)
Aracruz Celulose SA ADR (a)	56,780	4,366
Kimberly-Clark de Mexico SAB de CV	1,296,700	5,643

		10,009

Petrochemicals (1.49%)
LG Chem Ltd (a)	63,790	7,971
LG Petrochemical Co Ltd	143,990	8,512
PTT Chemical PCL (b)(c)	1,450,900	5,826

		22,309

Platinum (0.48%)
Impala Platinum Holdings Ltd	191,998	7,253

Power Converter & Supply Equipment (1.04%)
Bharat Heavy Electricals Ltd	116,196	7,752
Delta Electronics Inc	1,912,632	7,743

		15,495

Property & Casualty Insurance (0.34%)
LIG Non-Life Insurance Co Ltd	163,630	5,075
Public Thoroughfares (0.52%)
Zhejiang Expressway Co Ltd	5,386,000	7,778

Real Estate Operator & Developer (1.90%)
Farglory Land Development Co Ltd	1,307,000	3,287
Globe Trade Centre SA (b)	214,314	4,443
Hopewell Holdings	1,172,000	6,073
Huaku Construction Corp	1,545,120	3,108
Shenzhen Investment Ltd	11,974,000	11,576

		28,487

Retail — Major Department Store (0.52%)
Hyundai Department Store Co Ltd	55,104	7,709
Retail — Miscellaneous/Diversified (0.39%)
Massmart Holdings Ltd	467,952	5,870

Rubber — Tires (0.35%)
Hankook Tire Co Ltd	248,550	5,259

Semiconductor Component — Integrated Circuits (2.03%)
Elan Microelectronics Corp	2,745,000	5,916
Powertech Technology Inc	1,752,800	7,162
Siliconware Precision Industries Co	3,645,530	7,652
Taiwan Semiconductor Manufacturing Co Ltd	4,852,327	9,696

		30,426

Semiconductor Equipment (0.39%)
ASM Pacific Technology (a)	744,500	5,837

Steel — Producers (3.64%)
Angang Steel Co Ltd — Rights (b)	387,200	610
Angang Steel Co Ltd (a)	1,420,000	5,228
China Steel Corp	6,882,460	9,770
Evraz Group SA (c)	152,352	11,573
Mechel ADR (a)	116,177	9,776
POSCO ADR (a)	65,193	11,979
Shougang Concord International Enterprises Company Ltd	10,104,000	5,453

		54,389

Steel Pipe & Tube (0.16%)
TMK OAO (a)	53,891	2,398

Telecommunication Equipment (0.16%)
VTech Holdings Ltd	276,000	2,357

Telecommunication Services (1.41%)
Digi.Com BHD	46	—
Globe Telecom Inc	58,891	2,307
Maxcom Telecomunicaciones SAB de CV ADR (a)(b)	211,358	3,669
Reliance Communications Ltd	440,426	8,711
Telekom Malaysia Bhd	2,096,600	6,440

		21,127

Telephone — Integrated (3.14%)
Bezeq Israeli Telecommunication Corp Ltd	2,330,284	4,151
Brasil Telecom Participacoes SA	388,802	5,807
Golden Telecom Inc (a)	65,977	6,825
Korea Telecom Corp	146,270	6,948
Telecom Egypt	1,594,254	5,738
See accompanying notes

Schedule of Investments
International Emerging Markets Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Telephone — Integrated (continued)
Telefonos de Mexico SAB de CV ADR (a)	200,530	$7,333
Telkom SA Ltd	369,941	10,123

		46,925

Television (0.32%)
Central European Media Enterprises Ltd (b)	41,021	4,812

Tobacco (0.39%)
ITC Ltd	854,178	3,916
Souza Cruz SA (b)	66,989	1,917

		5,833

Transport — Marine (1.22%)
China Shipping Development Co Ltd	1,670,000	5,706
Orient Overseas International Ltd	578,000	5,967
Pacific Basin Shipping Ltd	2,927,000	6,558
Wan Hai Lines Ltd	1	—

		18,231

Water (0.36%)
Companhia de Saneamento Basico de Estado de Sao Paulo (b)	209,280	5,456

Web Portals (0.56%)
NHN Corp	26,060	8,379

Wire & Cable Products (0.52%)
El Sewedy Cables Holding Co (b)	61,017	1,214
LS Cable Ltd	42,771	6,607

		7,821

TOTAL COMMON STOCKS		$1,381,366

PREFERRED STOCKS (6.15%)
Building & Construction Products - Miscellaneous (0.48%)
Duratex SA (b)	214,317	7,169

Diversified Minerals (2.62%)
Cia Vale do Rio Doce	1,243,620	39,235

Diversified Operations (1.19%)
Investimentos Itau SA	2,355,559	17,721

Electric — Distribution (0.49%)
Eletropaulo Metropolitana de Sao Paulo	95,640,000	7,377

Food — Meat Products (0.76%)
Sadia SA (b)	1,661,800	11,331

Investment Companies (0.00%)
Lereko Mobility Pty Ltd	4,384	26

Steel — Producers (0.61%)
Usinas Siderurgicas de Minas Gerais SA	117,100	9,181

TOTAL PREFERRED STOCKS		$92,040

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (10.21%)
Commercial Paper (0.32%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/1/2007	$4,778	$4,778

Money Market Funds (9.89%)
BNY Institutional Cash Reserve Fund (e)	147,927	147,927

TOTAL SHORT TERM INVESTMENTS		$152,705

Total Investments		$1,626,111
Liabilities in Excess of Other Assets, Net — (8.68)%		(129,817)

TOTAL NET ASSETS - 100.00%		$1,496,294

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $48,511 or 3.24% of net assets.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $2,966 or 0.20% of net assets.

(e)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$348,211
Unrealized Depreciation	(9,580)

Net Unrealized Appreciation (Depreciation)	338,631
Cost for federal income tax purposes	1,285,333
All dollar amounts are shown in thousands (000’s)
See accompanying notes

Schedule of Investments
International Emerging Markets Fund
October 31, 2007

Portfolio Summary (unaudited)
Country	Percent

Korea, Republic Of	14.86%
Brazil	12.60%
Hong Kong	11.03%
United States	10.21%
Taiwan, Province Of China	10.19%
Russian Federation	8.85%
China	7.51%
South Africa	7.29%
India	6.33%
Mexico	4.28%
Indonesia	2.48%
Turkey	2.42%
Israel	2.37%
Malaysia	1.73%
Thailand	1.27%
Poland	1.26%
United Kingdom	1.25%
Bermuda	0.52%
Mauritius	0.51%
Czech Republic	0.48%
Egypt	0.47%
Colombia	0.38%
Peru	0.19%
Philippines	0.15%
Argentina	0.05%
Liabilities in Excess of Other Assets, Net	(8.68%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
International Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (97.11%)
Agricultural Chemicals (1.20%)
Agruim Inc (a)	153,200	$9,730
Potash Corp of Saskatchewan (a)	159,600	19,869

		29,599

Apparel Manufacturers (0.62%)
Esprit Holdings Ltd	910,800	15,212

Athletic Footwear (0.47%)
Adidas AG	174,182	11,575

Audio & Video Products (0.21%)
Sony Corp	107,300	5,299

Auto — Car & Light Trucks (0.85%)
Daimler AG	78,979	8,710
Toyota Motor Corp	216,600	12,399

		21,109

Auto/Truck Parts & Equipment — Original (0.70%)
Aisin Seiki Co Ltd	196,000	8,054
Tokai Rika Co Ltd	309,000	9,138

		17,192

Beverages — Non-Alcoholic (0.50%)
Coca Cola Hellenic Bottling Co SA	198,074	12,296

Brewery (2.07%)
Carlsberg A/S (b)	61,700	8,346
Heineken NV	177,810	12,481
InBev NV	160,489	15,190
SABMiller PLC	504,354	15,192

		51,209

Building — Heavy Construction (0.75%)
Vinci SA (b)	223,257	18,423

Building — Residential & Commercial (0.65%)
Berkley Group Holdings PLC (a)	304,351	10,808
Kaufman & Broad SA	93,246	5,321

		16,129

Building & Construction — Miscellaneous (1.00%)
Bouygues SA	158,984	15,343
Peab AB	710,700	6,471
Peab Industri AB (a)	340,900	2,898

		24,712

Building & Construction Products - Miscellaneous (0.67%)
Kingspan Group plc	317,483	7,498
Rockwool International AS	28,380	9,088

		16,586

Building Products — Cement & Aggregate (0.34%)
CRH PLC	214,824	8,288

Building Products — Doors & Windows (0.81%)
Asahi Glass Co Ltd (b)	717,000	9,874
Nippon Sheet Glass Co Ltd	1,642,369	10,027

		19,901

Chemicals — Diversified (1.06%)
BASF AG	188,118	26,116

Chemicals — Specialty (0.39%)
SGL Carbon AG (a)	165,979	9,755

Circuit Boards (0.51%)
Ibiden Co Ltd	148,500	12,588

Commercial Banks (9.27%)
Allied Irish Banks PLC	259,753	6,549
Banco Bilbao Vizcaya Argentaria SA	774,600	19,603
Barclays PLC	857,354	10,851
Chiba Bank Ltd/The	692,000	5,554
DnB NOR ASA	540,100	8,951
Julius Baer Holding AG	191,051	16,593
KBC Groep NV	75,038	10,547
Mitsubishi UFJ Financial Group Inc	1,489,000	14,899
Mizuho Financial Group Inc	1,545	8,684
National Bank of Greece SA	173,163	12,100
Oversea-Chinese Banking Corp	1,463,000	9,393
Royal Bank of Scotland Group PLC	1,066,341	11,516
Shizuoka Bank Ltd/The	813,000	8,536
Skandinaviska Enskilda Banken AB	282,400	8,695
Standard Chartered PLC	355,900	13,842
Sumitomo Mitsui Financial Group Inc	2,644	21,658
Suruga Bank Ltd	124,664	1,636
Torinto Dominion Bank (a)(b)	136,100	10,280
UniCredito Italiano SpA	2,271,270	19,538
United Overseas Bank Ltd	648,000	9,721

		229,146

Commercial Services (0.29%)
Aggreko Plc	551,653	7,224
Computer Services (0.69%)
CGI Group Inc (a)	850,416	9,687
Computershare Ltd	927,990	7,482

		17,169

Computers (1.12%)
Research in Motion Ltd (a)	222,000	27,672

Cosmetics & Toiletries (0.30%)
Oriflame Cosmetics SA	121,350	7,351
See accompanying notes

Schedule of Investments
International Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Dialysis Centers (0.33%)
Fresenius Medical Care AG & Co KGaA	156,892	$8,255

Distribution & Wholesale (0.40%)
Matsuda Sangyo Co Ltd (b)	280,680	9,988

Diversified Manufacturing Operations (1.17%)
Charter PLC (a)	525,317	11,897
Siemens AG	124,738	17,033

		28,930

Diversified Minerals (3.92%)
Anglo American PLC	279,642	19,457
BHP Billiton Ltd	838,322	36,505
BHP Billiton PLC	768,754	29,508
Sumitomo Metal Mining Co Ltd	508,000	11,336

		96,806

Diversified Operations (0.43%)
Jardine Matheson Holdings Ltd	348,722	10,683

Electric — Integrated (4.17%)
E.ON AG	119,524	23,395
Enel SpA (b)	1,097,269	13,157
International Power PLC	1,417,342	14,436
RWE AG	177,634	24,230
Scottish & Southern Energy PLC	530,826	17,214
Union Fenosa SA	157,908	10,517

		102,949

Electronic Components — Miscellaneous (0.44%)
Chemring Group PLC	233,860	10,789

Electronic Components — Semiconductors (0.31%)
Samsung Electronics Co Ltd	12,497	7,706

Engineering — Research & Development Services (1.81%)
ABB Ltd	611,283	18,479
Keller Group PLC	355,500	8,434
WorleyParsons Ltd	394,166	17,818

		44,731

Enterprise Software & Services (0.93%)
Autonomy Corp PLC (a)	376,332	7,707
Nomura Research Institute Ltd	293,100	10,360
SAP AG	91,515	4,972

		23,039

Feminine Health Care Products (0.39%)
Hengan International Group Co Ltd (b)	2,468,000	9,625

Filtration & Separation Products (0.55%)
Alfa Laval AB	169,550	13,509

Finance — Investment Banker & Broker (1.81%)
Babcock & Brown Ltd (b)	365,576	10,585
Bolsas y Mercados Espanoles	156,423	10,938
Macquarie Bank Ltd (b)	191,068	15,260
UBS AG	145,927	7,824

		44,607

Finance — Other Services (0.77%)
Deutsche Boerse AG	118,504	19,024

Food — Miscellaneous/Diversified (1.48%)
Nestle SA	65,943	30,458
Unilever NV	191,502	6,233

		36,691

Food — Retail (1.74%)
Tesco PLC	1,015,766	10,338
WM Morrison Supermarkets PLC	2,288,509	14,139
Woolworths Ltd	591,356	18,534

		43,011

Food — Wholesale & Distribution (0.28%)
Sligro Food Group NV	178,689	6,879

Gambling (Non-Hotel) (0.39%)
Ladbrokes PLC	1,113,045	9,569

Gas — Distribution (0.66%)
Centrica PLC	2,126,311	16,343

Gold Mining (0.36%)
Inmet Mining Corp	84,300	9,013

Internet Content — Information & News (0.44%)
Seek Ltd (b)	1,234,861	10,807

Internet Security (0.12%)
Trend Micro Inc	64,223	2,868

Investment Management & Advisory Services (0.80%)
AGF Management Ltd	229,400	8,912
Henderson Group PLC	2,792,496	10,908

		19,820

Life & Health Insurance (0.35%)
Power Corp Of Canada (b)	204,000	8,750

Machinery — Construction & Mining (1.13%)
Hitachi Construction Machinery Co Ltd	262,300	10,758
Komatsu Ltd	511,400	17,146

		27,904

Machinery — Electrical (0.30%)
Disco Corp	123,645	7,400
See accompanying notes

Schedule of Investments
International Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Machinery — General Industry (0.56%)
MAN AG	77,302	$13,840

Machinery Tools & Related Products (0.49%)
Sandvik AB (a)	634,200	12,051

Medical — Biomedical/Gene (0.72%)
CSL Ltd/Australia	519,699	17,854

Medical — Drugs (5.72%)
Actelion Ltd (a)	163,278	8,122
AstraZeneca PLC	219,274	10,794
GlaxoSmithKline PLC	966,309	24,821
Mitsubishi Tanabe Pharma Corp	540,000	6,222
Novartis AG	366,827	19,513
Novo Nordisk A/S	119,325	14,871
Roche Holding AG	142,688	24,372
Sanofi-Aventis	143,204	12,597
Shire PLC	697,104	17,461
Takeda Pharmaceutical Co Ltd	39,532	2,469

		141,242

Medical — Nursing Homes (0.38%)
Southern Cross Healthcare Ltd	754,916	9,500

Medical — Wholesale Drug Distribution (0.33%)
Meda AB	536,950	8,133

Medical Products (0.48%)
Cochlear Ltd	185,679	11,940

Metal — Diversified (0.94%)
Pacific Metals Co Ltd (b)	560,000	7,094
Rio Tinto Ltd (b)	60,949	6,326
Rio Tinto PLC	105,891	9,923

		23,343

Multi-Line Insurance (1.17%)
Allianz SE	32,029	7,226
CNP Assurances	69,343	8,860
Zurich Financial Services AG	42,606	12,864

		28,950

Multimedia (0.32%)
Vivendi (b)	176,780	7,989

Networking Products (0.24%)
NTT Data Corp (b)	1,316	6,001

Non-Ferrous Metals (0.43%)
Korea Zinc Co Ltd	52,263	10,555

Office Automation & Equipment (0.39%)
Canon Inc	131,430	6,650
Ricoh Co Ltd	150,547	2,976

		9,626

Oil — Field Services (1.09%)
Fugro NV	189,439	16,652
Petrofac Ltd	962,111	10,345

		26,997

Oil Company — Exploration & Production (0.72%)
EnCana (a)	252,700	17,682

Oil Company — Integrated (5.21%)
BG Group PLC	335,912	6,218
BP PLC	464,511	6,043
ENI SpA	570,568	20,833
Husky Energy Inc (b)	285,600	13,312
Imperial Oil Ltd (a)(b)	238,700	13,001
Royal Dutch Shell PLC — A Shares	413,452	18,134
Suncor Energy Inc (a)	216,100	23,665
Total SA (b)	341,043	27,521

		128,727

Oil Refining & Marketing (0.23%)
Caltex Australia Ltd	288,227	5,798

Photo Equipment & Supplies (0.92%)
Nikon Corp	371,000	11,906
Olympus Corp	261,000	10,869

		22,775

Property & Casualty Insurance (0.38%)
Sompo Japan Insurance Inc	801,000	9,421

Publicly Traded Investment Fund (3.71%)
iShares MSCI EAFE Index Fund (b)	1,061,910	91,600

Publishing — Periodicals (0.33%)
United Business Media PLC	540,657	8,218

Real Estate Management & Services (0.22%)
Ardepro Co Ltd (b)	16,366	5,502

Real Estate Operator & Developer (2.03%)
CapitaLand Ltd	2,062,000	11,610
City Developments Ltd	734,000	8,104
Joint Corp	166,800	4,740
Keppel Land Ltd (b)	1,655,000	9,573
Sumitomo Realty & Development Co Ltd	254,000	8,965
Urban Corp	406,400	7,119

		50,111

REITS — Diversified (0.35%)
British Land Co PLC	377,737	8,554
See accompanying notes

Schedule of Investments
International Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail — Apparel & Shoe (1.36%)
Hennes & Mauritz AB	285,575	$19,082
Inditex SA	195,177	14,593

		33,675

Retail — Computer Equipment (0.32%)
Game Group Plc	1,891,478	7,873

Retail — Jewelry (0.54%)
Swatch Group AG	41,647	13,333

Retail — Pubs (0.33%)
Punch Taverns PLC	384,501	8,070

Retail — Video Rental (0.27%)
Geo Corp (b)	2,762	6,600

Rubber — Tires (1.08%)
Compagnie Generate des Etablissements Michelin (b)	68,998	9,293
Continental AG	114,480	17,299

		26,592

Rubber & Vinyl (0.41%)
Zeon Corp	1,079,000	10,189

Seismic Data Collection (0.44%)
Cie Generate de Geophysique-Veritas (a)	33,382	10,924

Semiconductor Equipment (0.46%)
ASML Holding NV (a)	324,221	11,289

Soap & Cleaning Products (0.66%)
Reckitt Benckiser PLC	281,438	16,355

Steel — Producers (3.07%)
ArcelorMittal (b)	351,098	28,122
Nippon Steel Corp	2,048,000	13,612
Salzgitter AG	62,063	12,220
Ssab Svenskt Stal AB	305,000	9,943
Voestalpine AG	132,756	11,995

		75,892

Telecommunication Equipment (0.38%)
VTech Holdings Ltd (b)	1,114,000	9,513

Telephone — Integrated (3.24%)
BT Group PLC	3,771,029	25,613
KDDI Corp	1,827	13,799
Telefonica SA (b)	1,224,751	40,553

		79,965

Therapeutics (0.41%)
Grifols SA	379,093	10,057

Tobacco (1.17%)
Imperial Tobacco Group PLC	355,082	18,024
Japan Tobacco Inc	1,873	10,917

		28,941

Tools — Hand Held (0.53%)
Makita Corp	270,300	13,022

Toys (1.04%)
Nintendo Co Ltd	40,400	25,657

Transport — Marine (0.99%)
Kawasaki Kisen Kaisha Ltd	669,000	9,286
Mitsui OSK Lines Ltd	923,000	15,255

		24,541

Transport — Rail (0.41%)
Central Japan Railway Co	984	10,180

Transport — Services (0.34%)
Go- Ahead Group Plc	151,325	8,518

Wire & Cable Products (0.70%)
Nexans SA	42,681	7,288
Prysmian SpA (a)	343,719	9,928

		17,216

Wireless Equipment (1.65%)
Nokia OYJ	1,027,420	40,804

TOTAL COMMON STOCKS		$2,399,862

PREFERRED STOCKS (0.80%)
Auto — Car & Light Trucks (0.80%)
Porsche AG	7,423	19,804

TOTAL PREFERRED STOCKS		$19,804

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (12.57%)
Commercial Paper (1.42%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/1/2007	$35,165	$35,165

Money Market Funds (11.15%)
BNY Institutional Cash Reserve Fund (c)	275,468	275,468

TOTAL SHORT TERM INVESTMENTS		$310,633

Total Investments		$2,730,299
Liabilities in Excess of Other Assets, Net — (10.48)%		(258,908)

TOTAL NET ASSETS — 100.00%		$2,471,391

See accompanying notes

Schedule of Investments
International Growth Fund
October 31, 2007

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$473,115
Unrealized Depreciation	(38,303)

Net Unrealized Appreciation (Depreciation)	434,812
Cost for federal income tax purposes	2,295,487
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Country	Percent

United Kingdom	18.07%
Japan	16.86%
United States	16.67%
Germany	9.04%
Canada	6.55%
Australia	6.43%
Switzerland	6.13%
France	5.00%
Spain	4.30%
Sweden	3.27%
Netherlands	2.90%
Italy	2.57%
Singapore	1.96%
Hong Kong	1.82%
Finland	1.65%
Luxembourg	1.43%
Denmark	1.31%
Belgium	1.04%
Greece	0.99%
Ireland	0.90%
Korea, Republic Of	0.74%
Austria	0.49%
Norway	0.36%
Liabilities in Excess of Other Assets, Net	(10.48%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
LargeCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (96.58%)
Aerospace & Defense Equipment (1.80%)
United Technologies Corp	1,037,000	$79,424

Agricultural Chemicals (3.81%)
Monsanto Co	949,197	92,670
Potash Corp of Saskatchewan (a)	617,800	75,878

		168,548

Airlines (1.76%)
UAL Corp (a)(b)	1,623,351	77,758

Apparel Manufacturers (1.26%)
Guess ? Inc (a)	1,084,922	55,754

Applications Software (4.82%)
Microsoft Corp	5,785,300	212,957

Auto — Car & Light Trucks (0.97%)
General Motors Corp (a)	1,095,000	42,913

Beverages — Non-Alcoholic (4.02%)
Coca-Cola Co/The	2,875,103	177,566

Computer Services (1.91%)
Cognizant Technology Solutions Corp (b)	2,030,000	84,164

Computers (9.33%)
Apple Inc (b)	897,607	170,500
Dell Inc (b)	1,794,657	54,917
Hewlett-Packard Co	2,404,300	124,254
Research In Motion Ltd (a)(b)	503,891	62,740

		412,411

Cosmetics & Toiletries (1.46%)
Avon Products Inc (a)	1,575,961	64,583

Data Processing & Management (2.16%)
Mastercard Inc (a)	503,281	95,397

E-Commerce — Products (1.30%)
Amazon.Com Inc (a)(b)	642,000	57,234

E-Commerce — Services (1.39%)
eBay Inc (b)	1,703,000	61,478

Electric Products — Miscellaneous (1.45%)
Emerson Electric Co	1,228,500	64,214

Electronic Components — Miscellaneous (1.61%)
Garmin Ltd (a)	663,000	71,206

Electronic Components — Semiconductors (4.07%)
Broadcom Corp (b)	1,297,000	42,217
MEMC Electronic Materials Inc (a)(b)	1,057,000	77,394
Nvidia Corp (b)	1,699,500	60,128

		179,739

Finance — Investment Banker & Broker (3.15%)
Goldman Sachs Group Inc/The (a)	562,100	139,356

Finance — Mortgage Loan/Banker (1.58%)
Federal National Mortgage Association	1,221,000	69,646

Food — Confectionery (1.68%)
WM Wrigley Jr Co	1,206,351	74,396

Instruments — Scientific (2.35%)
Thermo Fisher Scientific Inc (a)(b)	1,769,000	104,035

Machinery — Farm (1.96%)
Deere & Co	558,000	86,434

Medical — Drugs (3.51%)
Merck & Co Inc	2,662,185	155,099

Medical — Generic Drugs (1.26%)
Teva Pharmaceutical Industries Ltd ADR	1,267,000	55,761

Medical Instruments (2.28%)
Intuitive Surgical Inc (a)(b)	308,571	100,863

Metal — Diversified (2.04%)
Freeport-McMoRan Copper & Gold Inc (a)	766,000	90,143

Networking Products (5.28%)
Cisco Systems Inc (b)	5,217,700	172,498
Juniper Networks Inc (a)(b)	1,686,500	60,714

		233,212

Oil — Field Services (1.61%)
Schlumberger Ltd (a)	736,000	71,075

Oil Company — Exploration & Production (4.11%)
Devon Energy Corp (a)	1,168,700	109,157
Occidental Petroleum Corp (a)	1,046,000	72,226

		181,383

Oil Field Machinery & Equipmeemt (1.77%)
National Oilwell Varco Inc (a)(b)	1,070,000	78,367

Optical Supplies (1.45%)
Alcon Inc (a)	422,000	64,233

Pharmacy Services (3.59%)
Express Scripts Inc (b)	1,112,000	70,167
Medco Health Solutions Inc (a)(b)	938,000	88,529

		158,696

See accompanying notes

Schedule of Investments
LargeCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail — Drug Store (2.00%)
CVS Caremark Corp	2,113,900	$88,298

Retail — Major Department Store (1.23%)
Saks Inc (a)	2,567,300	54,324

Retail — Restaurants (2.59%)
McDonald’s Corp	1,915,500	114,355

Therapeutics (3.02%)
Gilead Sciences Inc (b)	2,893,400	133,646

Transactional Software (0.84%)
VeriFone Holdings Inc (a)(b)	748,239	36,985

Transport — Rail (0.95%)
Union Pacific Corp	329,000	42,125

Web Portals (3.67%)
Google Inc (a)(b)	229,290	162,108

Wireless Equipment (1.54%)
Nokia OYJ ADR	1,714,000	68,080

TOTAL COMMON STOCKS		$4,267,966

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (10.17%)
Money Market Funds (10.17%)
BNY Institutional Cash Reserve Fund (c)	$449,508	$449,508

TOTAL SHORT TERM INVESTMENTS		$449,508

REPURCHASE AGREEMENTS (3.37%)
Money Center Banks (3.37%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $76,583,000; 0%; dated 12/13/07-07/25/08)	$74,352	$74,352
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $76,583,000; 0% - 6.13%; dated 12/04/07-08/25/16)	74,352	74,352

		148,704

TOTAL REPURCHASE AGREEMENTS		$148,704

Total Investments		$4,866,178
Liabilities in Excess of Other Assets, Net — (10.12)%		(447,191)

TOTAL NET ASSETS — 100.00%		$4,418,987

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$(964,333)
Unrealized Depreciation	(32,956)

Net Unrealized Appreciation (Depreciation)	931,377
Cost for federal income tax purposes	3,934,801
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Technology	23.12%
Consumer, Non-cyclical	22.29%
Financial	18.27%
Communications	13.17%
Industrial	10.12%
Consumer, Cyclical	9.81%
Energy	7.49%
Basic Materials	5.85%
Liabilities in Excess of Other Assets, Net	(10.12%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (97.14%)
Advertising Agencies (0.15%)
Interpublic Group of Cos Inc (a)(b)	39,604	$410
Omnicom Group Inc	27,578	1,406

		1,816

Aerospace & Defense (1.57%)
Boeing Co	65,833	6,490
General Dynamics Corp	34,080	3,100
Lockheed Martin Corp	29,167	3,210
Northrop Grumman Corp	28,870	2,414
Raytheon Co	36,737	2,337
Rockwell Collins Inc	14,001	1,047

		18,598

Aerospace & Defense Equipment (0.60%)
Goodrich Corp	10,521	733
United Technologies Corp	83,312	6,381

		7,114

Agricultural Chemicals (0.38%)
Monsanto Co	45,820	4,473

Agricultural Operations (0.16%)
Archer-Daniels-Midland Co	54,062	1,934

Airlines (0.08%)
Southwest Airlines Co (a)	62,776	892

Apparel Manufacturers (0.22%)
Coach Inc (b)	31,340	1,146
Jones Apparel Group Inc (a)	7,849	164
Liz Claiborne Inc	8,590	245
Polo Ralph Lauren Corp	5,032	346
VF Corp	7,465	650

		2,551

Appliances (0.04%)
Whirlpool Corp	6,552	519

Applications Software (2.26%)
Citrix Systems Inc (a)(b)	15,100	649
Compuware Corp (b)	25,455	255
Intuit Inc (a)(b)	28,468	916
Microsoft Corp	677,299	24,931

		26,751

Athletic Footwear (0.18%)
Nike Inc	32,477	2,152

Audio & Video Products (0.04%)
Harman International Industries Inc (a)	5,480	461

Auto — Car & Light Trucks (0.29%)
Ford Motor Co (a)(b)	176,369	1,564
General Motors Corp (a)	47,534	1,863

		3,427

Auto — Medium & Heavy Duty Trucks (0.15%)
Paccar Inc	31,324	1,740

Auto/Truck Parts & Equipment — Original (0.18%)
Johnson Controls Inc	49,897	2,181

Beverages — Non-Alcoholic (1.81%)
Coca-Cola Co/The	167,136	10,322
Coca-Cola Enterprises Inc	23,945	618
Pepsi Bottling Group Inc	11,770	507
PepsiCo Inc	135,729	10,006

		21,453

Beverages — Wine & Spirits (0.08%)
Brown-Forman Corp (a)	7,264	537
Constellation Brands Inc (a)(b)	16,298	410

		947

Brewery (0.33%)
Anheuser-Busch Cos Inc	62,965	3,229
Molson Coors Brewing Co	11,451	655

		3,884

Broadcasting Services & Programming (0.13%)
Clear Channel Communications Inc	41,827	1,580

Building — Residential & Commercial (0.11%)
Centex Corp	10,078	252
DR Horton Inc	22,954	291
KB Home	6,467	179
Lennar Corp	11,713	268
Pulte Homes Inc (a)	17,842	265

		1,255

Building Products — Air & Heating (0.05%)
American Standard Cos Inc (a)	15,245	568

Building Products — Wood (0.06%)
Masco Corp (a)	30,840	743

Cable TV (0.60%)
Comcast Corp (b)	259,616	5,465
DIRECTV Group Inc/The (b)	63,806	1,689

		7,154

Casino Hotels (0.12%)
Harrah’s Entertainment Inc	15,728	1,388

Casino Services (0.10%)
International Game Technology	28,191	1,229
See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Cellular Telecommunications (0.18%)
Alltel Corp	29,435	$2,094

Chemicals — Diversified (0.76%)
Dow Chemical Co/The	79,807	3,595
EI Du Pont de Nemours & Co	77,326	3,828
PPG Industries Inc	13,781	1,030
Rohm & Haas Co	10,667	553

		9,006

Chemicals — Specialty (0.22%)
Ashland Inc	4,696	276
Eastman Chemical Co	7,060	470
Ecolab Inc	14,630	690
Hercules Inc (a)	9,744	183
International Flavors & Fragrances Inc	6,833	357
Sigma-Aldrich Corp (a)	11,029	570

		2,546

Coal (0.18%)
Consol Energy Inc	15,315	865
Peabody Energy Corp	22,303	1,244

		2,109

Coatings & Paint (0.05%)
Sherwin-Williams Co/The	9,121	583

Commercial Banks (0.60%)
BB&T Corp (a)	46,365	1,714
Commerce Bancorp Inc/NJ (a)	16,149	658
First Horizon National Corp (a)	10,604	276
M&T Bank Corp	6,300	627
Marshall & Ilsley Corp (a)	22,390	956
Regions Financial Corp (a)	59,131	1,604
Synovus Financial Corp	27,504	725
Zions Bancorporation	9,037	534

		7,094

Commercial Services (0.02%)
Convergys Corp (b)	11,389	209

Commercial Services — Finance (0.28%)
Equifax Inc	11,987	461
H&R Block Inc (a)	27,270	594
Moody’s Corp	18,609	814
Western Union Co/The	64,905	1,431

		3,300

Computer Aided Design (0.08%)
Autodesk Inc (b)	19,320	945

Computer Services (0.29%)
Affiliated Computer Services Inc (b)	8,363	424
Cognizant Technology Solutions Corp (b)	24,294	1,007
Computer Sciences Corp (b)	14,616	853
Electronic Data Systems Corp	42,751	923
Unisys Corp (b)	29,396	179

		3,386

Computers (3.88%)
Apple Inc (b)	73,051	13,876
Dell Inc (b)	190,819	5,839
Hewlett-Packard Co	216,562	11,192
International Business Machines Corp	114,277	13,270
Sun Microsystems Inc (b)	297,157	1,697

		45,874

Computers — Integrated Systems (0.04%)
Teradata Corp (a)(b)	15,162	433
Computers — Memory Devices (0.53%)
EMC Corp/Massachusetts (a)(b)	176,176	4,473
Network Appliance Inc (b)	29,889	941
SanDisk Corp (a)(b)	19,139	850

		6,264

Computers — Peripheral Equipment (0.03%)
Lexmark International Inc (b)	7,938	333

Consumer Products — Miscellaneous (0.37%)
Clorox Co	11,623	727
Fortune Brands Inc	12,867	1,078
Kimberly-Clark Corp	35,752	2,535

		4,340

Containers — Metal & Glass (0.04%)
Ball Corp (a)	8,603	427

Containers — Paper & Plastic (0.08%)
Bemis Co Inc (a)	8,779	247
Pactiv Corp (b)	10,981	302
Sealed Air Corp (a)	13,567	338

		887

Cosmetics & Toiletries (1.98%)
Avon Products Inc	36,343	1,489
Colgate-Palmolive Co	42,836	3,267
Estee Lauder Cos Inc/The (a)	9,628	423
Procter & Gamble Co	262,148	18,225

		23,404

Cruise Lines (0.15%)
Carnival Corp	36,654	1,759

Data Processing & Management (0.41%)
Automatic Data Processing Inc	44,610	2,211
Fidelity National Information Services	14,271	658
Fiserv Inc (b)	14,018	776
See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Data Processing & Management (continued)
Paychex Inc	28,574	$1,194

		4,839

Dental Supplies & Equipment (0.04%)
Patterson Cos Inc (a)(b)	11,756	460

Disposable Medical Products (0.06%)
CR Bard Inc	8,682	726

Distribution & Wholesale (0.11%)
Genuine Parts Co (a)	14,274	700
WW Grainger Inc	6,026	542

		1,242

Diversified Manufacturing Operations (4.88%)
3M Co	60,129	5,193
Cooper Industries Ltd	15,431	808
Danaher Corp	20,710	1,774
Dover Corp	17,185	791
Eaton Corp	12,239	1,133
General Electric Co (c)	860,696	35,426
Honeywell International Inc	62,867	3,798
Illinois Tool Works Inc	35,243	2,018
Ingersoll-Rand Co Ltd	24,080	1,212
ITT Corp	15,211	1,018
Leggett & Platt Inc (a)	14,675	285
Parker Hannifin Corp	14,638	1,177
Textron Inc	20,976	1,452
Tyco International Ltd	41,760	1,719

		57,804

Diversified Operations (0.06%)
Leucadia National Corp (a)	13,830	701

Drug Delivery Systems (0.05%)
Hospira Inc (b)	13,197	545

E-Commerce — Products (0.19%)
Amazon.Com Inc (a)(b)	25,673	2,289

E-Commerce — Services (0.38%)
eBay Inc (b)	95,837	3,460
Expedia Inc (a)(b)	17,166	560
IAC/InterActiveCorp (a)(b)	16,049	473

		4,493

Electric — Generation (0.10%)
AES Corp/The (b)	56,165	1,202

Electric — Integrated (2.90%)
Allegheny Energy Inc (b)	13,950	846
Ameren Corp (a)	17,439	943
American Electric Power Co Inc	33,534	1,617
Centerpoint Energy Inc	26,980	452
CMS Energy Corp (a)	18,865	320
Consolidated Edison Inc	22,762	1,072
Constellation Energy Group Inc	15,162	1,436
Dominion Resources Inc/VA	24,447	2,240
DTE Energy Co (a)	14,335	711
Duke Energy Corp	105,861	2,029
Edison International	27,369	1,590
Entergy Corp	16,438	1,971
Exelon Corp	56,632	4,688
FirstEnergy Corp	25,607	1,785
FPL Group Inc	34,175	2,338
Integrys Energy Group Inc	6,384	344
PG&E Corp	29,683	1,452
Pinnacle West Capital Corp	8,426	340
PPL Corp	32,181	1,664
Progress Energy Inc	21,748	1,044
Public Service Enterprise Group Inc	21,360	2,042
Southern Co	63,541	2,329
TECO Energy Inc (a)	17,686	298
Xcel Energy Inc (a)	35,270	795

		34,346

Electric Products — Miscellaneous (0.32%)
Emerson Electric Co	66,531	3,478
Molex Inc	12,062	344

		3,822

Electronic Components — Miscellaneous (0.16%)
Jabil Circuit Inc	17,435	379
Tyco Electronics Ltd	41,765	1,490

		1,869

Electronic Components — Semiconductors (2.16%)
Advanced Micro Devices Inc (a)(b)	46,201	604
Altera Corp	29,911	587
Broadcom Corp (b)	39,406	1,283
Intel Corp	490,570	13,196
LSI Corp (a)(b)	60,150	397
MEMC Electronic Materials Inc (b)	18,908	1,384
Microchip Technology Inc	18,265	606
Micron Technology Inc (a)(b)	63,578	668
National Semiconductor Corp (a)	20,194	508
Nvidia Corp (b)	46,101	1,631
QLogic Corp (b)	12,343	192
Texas Instruments Inc	120,046	3,914
Xilinx Inc	24,856	606

		25,576

Electronic Forms (0.20%)
Adobe Systems Inc (b)	49,430	2,368
See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Electronic Measurement Instruments (0.12%)
Agilent Technologies Inc (a)(b)	32,471	$1,197
Tektronix Inc (a)	6,378	241

		1,438

Electronics — Military (0.10%)
L-3 Communications Holdings Inc	10,588	1,161

Engineering — Research & Development Services (0.17%)
Fluor Corp	7,418	1,172
Jacobs Engineering Group Inc (b)	10,060	877

		2,049

Engines — Internal Combustion (0.09%)
Cummins Inc	8,740	1,048

Enterprise Software & Services (0.76%)
BMC Software Inc (b)	16,901	572
CA Inc (a)	32,647	864
Novell Inc (b)	29,388	222
Oracle Corp (b)	330,718	7,332

		8,990

Entertainment Software (0.13%)
Electronic Arts Inc (b)	26,128	1,597

Fiduciary Banks (0.72%)
Bank of New York Mellon Corp/The	95,582	4,669
Northern Trust Corp	16,085	1,210
State Street Corp	32,720	2,610

		8,489

Filtration & Separation Products (0.03%)
Pall Corp	10,298	413

Finance — Commercial (0.05%)
CIT Group Inc	16,027	565

Finance — Consumer Loans (0.14%)
SLM Corp	34,661	1,635

Finance — Credit Card (0.58%)
American Express Co	99,364	6,056
Discover Financial Services	40,089	774

		6,830

Finance — Investment Banker & Broker (4.75%)
Bear Stearns Cos Inc/The (a)	9,755	1,108
Charles Schwab Corp/The	79,614	1,850
Citigroup Inc	417,871	17,509
E*Trade Financial Corp (a)(b)	35,722	398
Goldman Sachs Group Inc/The	34,076	8,448
JPMorgan Chase & Co	284,253	13,360
Lehman Brothers Holdings Inc	44,587	2,824
Merrill Lynch & Co Inc	72,402	4,780
Morgan Stanley	88,416	5,947

		56,224

Finance — Mortgage Loan/Banker (0.70%)
Countrywide Financial Corp	48,386	751
Federal National Mortgage Association	81,772	4,664
Freddie Mac	54,613	2,853

		8,268

Finance — Other Services (0.51%)
CME Group Inc (a)	4,462	2,973
IntercontinentalExchange Inc (a)(b)	5,820	1,037
NYSE Euronext	22,149	2,079

		6,089

Financial Guarantee Insurance (0.08%)
AMBAC Financial Group Inc	8,546	315
MBIA Inc (a)	10,630	458
MGIC Investment Corp	6,884	133

		906

Food — Confectionery (0.15%)
Hershey Co/The (a)	14,201	612
WM Wrigley Jr Co	18,249	1,126

		1,738

Food — Dairy Products (0.03%)
Dean Foods Co (a)	10,880	302

Food — Meat Products (0.03%)
Tyson Foods Inc	23,107	365

Food — Miscellaneous/Diversified (0.97%)
Campbell Soup Co (a)	18,877	698
ConAgra Foods Inc	41,145	976
General Mills Inc	27,736	1,601
HJ Heinz Co	26,809	1,254
Kellogg Co	22,287	1,177
Kraft Foods Inc	132,446	4,425
McCormick & Co Inc/MD (a)	10,894	382
Sara Lee Corp	60,862	1,007

		11,520

Food — Retail (0.30%)
Kroger Co/The	59,431	1,747
Safeway Inc	36,885	1,254
Whole Foods Market Inc (a)	11,675	578

		3,579

Food — Wholesale & Distribution (0.21%)
SUPERVALU Inc	17,649	684
SYSCO Corp	51,239	1,757

		2,441

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Forestry (0.17%)
Plum Creek Timber Co Inc (a)	14,665	$655
Weyerhaeuser Co	18,132	1,376

		2,031

Gas — Distribution (0.17%)
Nicor Inc (a)	3,790	164
NiSource Inc	23,030	471
Sempra Energy	22,178	1,364

		1,999

Gold Mining (0.16%)
Newmont Mining Corp	37,930	1,929

Health Care Cost Containment (0.14%)
McKesson Corp	24,865	1,644

Home Decoration Products (0.06%)
Newell Rubbermaid Inc	23,210	677

Hotels & Motels (0.22%)
Marriott International Inc/DE	26,843	1,104
Starwood Hotels & Resorts Worldwide Inc	17,626	1,002
Wyndham Worldwide Corp	15,002	492

		2,598

Human Resources (0.07%)
Monster Worldwide Inc (a)(b)	11,118	451
Robert Half International Inc	13,771	415

		866

Independent Power Producer (0.03%)
Dynegy Inc (a)(b)	41,629	383

Industrial Automation & Robots (0.07%)
Rockwell Automation Inc/DE (a)	12,815	883

Industrial Gases (0.34%)
Air Products & Chemicals Inc	18,151	1,776
Praxair Inc	26,868	2,297

		4,073

Instruments — Scientific (0.30%)
Applera Corp — Applied Biosystems Group	15,405	572
PerkinElmer Inc	10,190	281
Thermo Fisher Scientific Inc (b)	35,833	2,107
Waters Corp (b)	8,384	645

		3,605

Insurance Brokers (0.19%)
AON Corp	24,594	1,114
Marsh & McLennan Cos Inc	45,529	1,179

		2,293

Internet Infrastructure Software (0.05%)
Akamai Technologies Inc (a)(b)	13,911	545
Internet Security (0.18%)
Symantec Corp (a)(b)	75,553	1,419
VeriSign Inc (a)(b)	20,483	698

		2,117

Investment Companies (0.06%)
American Capital Strategies Ltd (a)	15,787	685

Investment Management & Advisory Services (0.52%)
Ameriprise Financial Inc	19,764	1,245
Federated Investors Inc	7,354	316
Franklin Resources Inc	13,635	1,768
Janus Capital Group Inc (a)	13,259	458
Legg Mason Inc (a)	11,153	925
T Rowe Price Group Inc (a)	22,274	1,431

		6,143

Leisure & Recreation Products (0.01%)
Brunswick Corp/DE	7,468	167

Life & Health Insurance (0.86%)
Aflac Inc	41,033	2,576
Cigna Corp	23,761	1,247
Lincoln National Corp	22,738	1,418
Prudential Financial Inc	38,557	3,729
Torchmark Corp	8,038	524
Unum Group	30,308	708

		10,202

Linen Supply & Related Items (0.04%)
Cintas Corp	11,332	415

Machinery — Construction & Mining (0.39%)
Caterpillar Inc (a)	53,690	4,006
Terex Corp (b)	8,560	635

		4,641

Machinery — Farm (0.24%)
Deere & Co	18,638	2,887

Medical — Biomedical/Gene (0.95%)
Amgen Inc (b)	91,288	5,305
Biogen Idec Inc (b)	24,186	1,800
Celgene Corp (a)(b)	32,150	2,122
Genzyme Corp (b)	22,151	1,683
Millipore Corp (a)(b)	4,532	352

		11,262

Medical — Drugs (4.58%)
Abbott Laboratories	129,821	7,091
Allergan Inc/United States	25,832	1,746
Bristol-Myers Squibb Co (a)	166,148	4,983
See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Medical — Drugs (continued)
Eli Lilly & Co	82,895	$4,489
Forest Laboratories Inc (b)	26,557	1,037
King Pharmaceuticals Inc (b)	20,510	217
Merck & Co Inc	182,818	10,651
Pfizer Inc	581,889	14,320
Schering-Plough Corp	136,032	4,152
Wyeth	112,952	5,493

		54,179

Medical — Generic Drugs (0.09%)
Barr Pharmaceuticals Inc (b)	9,006	516
Mylan Inc (a)	20,900	315
Watson Pharmaceuticals Inc (b)	8,610	263

		1,094

Medical — HMO (1.16%)
Aetna Inc	42,958	2,413
Coventry Health Care Inc (b)	13,129	792
Humana Inc (b)	14,160	1,061
UnitedHealth Group Inc	111,292	5,470
WellPoint Inc (b)	50,723	4,019

		13,755

Medical — Hospitals (0.01%)
Tenet Healthcare Corp (a)(b)	39,805	140

Medical — Nursing Homes (0.03%)
Manor Care Inc (a)	6,149	409

Medical — Wholesale Drug Distribution (0.24%)
AmerisourceBergen Corp	15,135	713
Cardinal Health Inc	30,621	2,083

		2,796

Medical Information Systems (0.03%)
IMS Health Inc	16,378	413

Medical Instruments (0.61%)
Boston Scientific Corp (b)	112,066	1,554
Medtronic Inc	95,268	4,520
St Jude Medical Inc (b)	28,636	1,166

		7,240

Medical Laboratory & Testing Service (0.12%)
Laboratory Corp of America Holdings (b)	9,853	678
Quest Diagnostics Inc (a)	13,131	698

		1,376

Medical Products (2.18%)
Baxter International Inc	54,158	3,250
Becton Dickinson & Co	20,445	1,706
Covidien Ltd	41,764	1,737
Johnson & Johnson	243,144	15,846
Stryker Corp (a)	19,931	1,415
Varian Medical Systems Inc (a)(b)	10,619	518
Zimmer Holdings Inc (b)	19,840	1,379

		25,851

Metal — Aluminum (0.25%)
Alcoa Inc	74,260	2,940

Metal — Diversified (0.32%)
Freeport-McMoRan Copper & Gold Inc	32,065	3,773

Metal Processors & Fabrication (0.15%)
Precision Castparts Corp	11,580	1,735

Motorcycle/Motor Scooter (0.09%)
Harley-Davidson Inc (a)	21,101	1,087

Multi-Line Insurance (2.51%)
ACE Ltd	27,637	1,675
Allstate Corp/The	49,141	2,575
American International Group Inc	215,413	13,597
Assurant Inc	8,105	474
Cincinnati Financial Corp	14,448	575
Genworth Financial Inc	37,186	1,015
Hartford Financial Services Group Inc	26,686	2,589
Loews Corp	37,346	1,833
MetLife Inc	62,402	4,296
XL Capital Ltd	15,267	1,099

		29,728

Multimedia (1.68%)
EW Scripps Co (a)	7,539	339
McGraw-Hill Cos Inc/The	28,468	1,425
Meredith Corp (a)	3,232	201
News Corp — Class A	194,465	4,214
Time Warner Inc	313,268	5,720
Viacom Inc (b)	57,677	2,382
Walt Disney Co/The	163,041	5,646

		19,927

Networking Products (1.56%)
Cisco Systems Inc (b)	511,644	16,915
Juniper Networks Inc (b)	43,185	1,555

		18,470

Non-Ferrous Metals (0.02%)
Titanium Metals Corp (a)	7,348	259

Non-Hazardous Waste Disposal (0.16%)
Allied Waste Industries Inc (a)(b)	24,223	306
Waste Management Inc	43,606	1,587

		1,893

Office Automation & Equipment (0.18%)
Pitney Bowes Inc (a)	18,470	740
See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Office Automation & Equipment (continued)
Xerox Corp	78,614	$1,371

		2,111

Office Supplies & Forms (0.04%)
Avery Dennison Corp (a)	8,945	518

Oil — Field Services (1.56%)
Baker Hughes Inc	26,843	2,328
BJ Services Co (a)	24,497	617
Halliburton Co (a)	74,775	2,948
Schlumberger Ltd	100,135	9,670
Smith International Inc (a)	16,844	1,113
Weatherford International Ltd (a)(b)	28,308	1,837

		18,513

Oil & Gas Drilling (0.49%)
ENSCO International Inc	12,432	690
Nabors Industries Ltd (a)(b)	23,620	663
Noble Corp	22,554	1,194
Rowan Cos Inc (a)	9,283	362
Transocean Inc (a)(b)	24,300	2,901

		5,810

Oil Company — Exploration & Production (1.78%)
Anadarko Petroleum Corp	38,968	2,300
Apache Corp	27,889	2,895
Chesapeake Energy Corp (a)	34,467	1,361
Devon Energy Corp	37,465	3,499
EOG Resources Inc	20,564	1,822
Murphy Oil Corp	15,835	1,166
Noble Energy Inc	14,374	1,100
Occidental Petroleum Corp	69,784	4,819
XTO Energy Inc	32,410	2,151

		21,113

Oil Company — Integrated (6.43%)
Chevron Corp	179,067	16,386
ConocoPhillips	136,686	11,613
Exxon Mobil Corp	465,895	42,858
Hess Corp	23,239	1,664
Marathon Oil Corp	60,021	3,549

		76,070

Oil Field Machinery & Equipment (0.19%)
National Oilwell Varco Inc (b)	29,922	2,191

Oil Refining & Marketing (0.40%)
Sunoco Inc	10,110	744
Tesoro Corp (a)	11,494	696
Valero Energy Corp	46,522	3,276

		4,716

Paper & Related Products (0.20%)
International Paper Co	36,090	1,334
MeadWestvaco Corp	15,408	518
Temple-Inland Inc	8,902	478

		2,330

Pharmacy Services (0.30%)
Express Scripts Inc (b)	21,660	1,367
Medco Health Solutions Inc (b)	22,746	2,147

		3,514

Photo Equipment & Supplies (0.06%)
Eastman Kodak Co	24,108	691

Pipelines (0.43%)
El Paso Corp	58,848	1,039
Questar Corp	14,502	828
Spectra Energy Corp	53,100	1,379
Williams Cos Inc	50,421	1,840

		5,086

Printing — Commercial (0.06%)
RR Donnelley & Sons Co	18,657	752

Property & Casualty Insurance (0.53%)
Chubb Corp	33,039	1,763
Progressive Corp/The (a)	60,826	1,125
Safeco Corp (a)	8,745	507
Travelers Cos Inc/The	55,148	2,879

		6,274

Publicly Traded Investment Fund (0.36%)
iShares S&P 500 Index Fund/US (a)	27,531	4,271

Publishing — Newspapers (0.13%)
Dow Jones & Co Inc	5,481	328
Gannett Co Inc	19,564	830
New York Times Co/The (a)	12,090	236
Tribune Co	6,466	196

		1,590

Quarrying (0.06%)
Vulcan Materials Co (a)	8,026	686

Real Estate Management & Services (0.03%)
CB Richard Ellis Group Inc (a)(b)	16,563	404

Regional Banks (4.30%)
Bank of America Corp	372,745	17,996
Capital One Financial Corp	35,086	2,301
Comerica Inc	12,853	600
Fifth Third Bancorp	44,999	1,408
Huntington Bancshares Inc/OH (a)	30,738	551
Keycorp (a)	32,707	930
National City Corp (a)	53,197	1,290
PNC Financial Services Group Inc	28,729	2,073
See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Regional Banks (continued)
SunTrust Banks Inc	29,321	$2,129
US Bancorp	145,024	4,809
Wachovia Corp	159,858	7,310
Wells Fargo & Co	280,772	9,549

		50,946

REITS — Apartments (0.18%)
Apartment Investment & Management Co (a)	8,126	380
AvalonBay Communities Inc	6,698	821
Equity Residential	23,280	973

		2,174

REITS — Diversified (0.11%)
Vornado Realty Trust	11,237	1,255

REITS — Hotels (0.08%)
Host Hotels & Resorts Inc	43,871	972

REITS — Office Property (0.09%)
Boston Properties Inc	9,999	1,083

REITS — Regional Malls (0.26%)
General Growth Properties Inc	20,629	1,121
Simon Property Group Inc	18,766	1,954

		3,075

REITS — Shopping Centers (0.12%)
Developers Diversified Realty Corp (a)	10,433	526
Kimco Realty Corp	21,187	879

		1,405

REITS — Storage (0.07%)
Public Storage	10,456	847

REITS — Warehouse & Industrial (0.13%)
Prologis	21,586	1,549

Retail — Apparel & Shoe (0.22%)
Abercrombie & Fitch Co (a)	7,280	577
Gap Inc/The	41,572	786
Ltd Brands Inc (a)	26,783	589
Nordstrom Inc (a)	16,617	655

		2,607

Retail — Auto Parts (0.04%)
Autozone Inc (a)(b)	3,844	478

Retail — Automobile (0.02%)
AutoNation Inc (a)(b)	12,730	225

Retail — Bedding (0.07%)
Bed Bath & Beyond Inc (a)(b)	22,794	774

Retail — Building Products (0.66%)
Home Depot Inc (a)	141,843	4,469
Lowe’s Cos Inc (a)	124,205	3,340

		7,809

Retail — Consumer Electronics (0.17%)
Best Buy Co Inc (a)	33,439	1,622
Circuit City Stores Inc (a)	14,156	112
Radio Shack Corp (a)	11,574	239

		1,973

Retail — Discount (1.48%)
Big Lots Inc (a)(b)	8,549	205
Costco Wholesale Corp (a)	36,788	2,474
Family Dollar Stores Inc (a)	12,229	310
Target Corp	71,116	4,364
TJX Cos Inc	37,349	1,081
Wal-Mart Stores Inc	201,625	9,115

		17,549

Retail — Drug Store (0.72%)
CVS Caremark Corp	124,399	5,196
Walgreen Co	83,468	3,310

		8,506

Retail — Jewelry (0.05%)
Tiffany & Co	11,485	622

Retail — Major Department Store (0.16%)
JC Penney Co Inc	18,618	1,047
Sears Holdings Corp (a)(b)	6,359	857

		1,904

Retail — Office Supplies (0.17%)
Office Depot Inc (a)(b)	22,913	430
OfficeMax Inc	6,328	200
Staples Inc (a)	59,972	1,400

		2,030

Retail — Regional Department Store (0.23%)
Dillard’s Inc (a)	5,111	118
Kohl’s Corp (b)	26,695	1,467
Macy’s Inc (a)	36,417	1,167

		2,752

Retail — Restaurants (0.86%)
Darden Restaurants Inc	11,901	512
McDonald’s Corp	100,111	5,977
Starbucks Corp (a)(b)	62,607	1,670
Wendy’s International Inc	7,336	255
Yum! Brands Inc	43,678	1,759

		10,173

Rubber — Tires (0.05%)
Goodyear Tire & Rubber Co/The (a)(b)	17,724	534
See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Savings & Loans — Thrifts (0.27%)
Hudson City Bancorp Inc	44,675	$700
Sovereign Bancorp Inc	30,187	435
Washington Mutual Inc	73,562	2,051

		3,186

Schools (0.08%)
Apollo Group Inc (b)	11,936	946

Semiconductor Component — Integrated Circuits (0.13%)
Analog Devices Inc	26,140	874
Linear Technology Corp	18,648	616

		1,490

Semiconductor Equipment (0.30%)
Applied Materials Inc	115,763	2,248
Kla-Tencor Corp	16,225	854
Novellus Systems Inc (b)	10,401	295
Teradyne Inc (b)	15,933	197

		3,594

Steel — Producers (0.22%)
Nucor Corp	24,184	1,500
United States Steel Corp	9,930	1,071

		2,571

Steel — Specialty (0.07%)
Allegheny Technologies Inc (a)	8,586	877

Telecommunication Equipment (0.03%)
Tellabs Inc (b)	36,817	324

Telecommunication Equipment — Fiber Optics (0.32%)
Ciena Corp (a)(b)	7,221	346
Corning Inc	132,135	3,207
JDS Uniphase Corp (a)(b)	17,779	271

		3,824

Telecommunication Services (0.06%)
Embarq Corp (a)	12,817	678

Telephone — Integrated (3.30%)
AT&T Inc	512,324	21,410
CenturyTel Inc	9,401	414
Citizens Communications Co (a)	28,582	376
Qwest Communications International Inc (a) (b)	134,208	964
Sprint Nextel Corp	239,121	4,089
Verizon Communications Inc	243,818	11,233
Windstream Corp (a)	40,102	539

		39,025

Television (0.14%)
CBS Corp (a)	57,535	1,651
Gilead Sciences Inc (b)	77,816	3,594

Tobacco (1.23%)
Altria Group Inc	176,841	12,897
Reynolds American Inc (a)	14,372	926
UST Inc (a)	13,388	714

		14,537

Tools — Hand Held (0.10%)
Black & Decker Corp (a)	5,519	496
Snap-On Inc	4,866	243
Stanley Works/The (a)	6,896	397

		1,136

Toys (0.09%)
Hasbro Inc	13,438	401
Mattel Inc	33,147	693

		1,094

Transport — Rail (0.71%)
Burlington Northern Santa Fe Corp	25,235	2,199
CSX Corp	36,878	1,651
Norfolk Southern Corp	33,063	1,708
Union Pacific Corp	22,378	2,865

		8,423

Transport — Services (0.94%)
CH Robinson Worldwide Inc	14,499	724
Expeditors International Washington Inc	17,892	906
FedEx Corp	25,937	2,680
Ryder System Inc	5,025	240
United Parcel Service Inc	88,184	6,623

		11,173

Web Portals (1.46%)
Google Inc (b)	19,403	13,718
Yahoo! Inc (a)(b)	113,165	3,519

		17,237

Wireless Equipment (0.82%)
Motorola Inc	194,430	3,653
Qualcomm Inc	140,638	6,010

		9,663

TOTAL COMMON STOCKS		$1,149,747

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (8.58%)
Money Market Funds (8.58%)
BNY Institutional Cash Reserve Fund (d)	$101,531	$101,531

TOTAL SHORT TERM INVESTMENTS		$101,531

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS (2.78%)
Money Center Banks (2.78%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $16,971,000; 0%; dated 12/13/07-07/25/08)	$16,477	$16,477
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $16,971,000; 0% - 6.13%; dated 12/04/07-08/25/16)	16,477	16,477

		32,954

TOTAL REPURCHASE AGREEMENTS		$32,954

Total Investments		$1,284,232
Liabilities in Excess of Other Assets, Net — (8.50)%		(100,572)

TOTAL NET ASSETS - 100.00%		$1,183,660

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $6,174 or 0.52% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$312,083
Unrealized Depreciation	(42,399)

Net Unrealized Appreciation (Depreciation)	269,684
Cost for federal income tax purposes	1,014,548

All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:

S & P 500; December 2007	86	$33,207	$33,430	$223
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	29.81%
Consumer, Non-cyclical	19.06%
Energy	11.46%
Industrial	11.41%
Technology	11.40%
Communications	11.36%
Consumer, Cyclical	7.16%
Basic Materials	3.22%
Utilities	3.20%
Exchange Traded Funds	0.36%
Diversified	0.06%
Liabilities in Excess of Other Assets, Net	(8.50%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	2.82%

See accompanying notes

Schedule of Investments
LargeCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (96.80%)
Advertising Agencies (0.52%)
Interpublic Group of Cos Inc (a)(b)	187,000	$1,935
Omnicom Group Inc (a)	50,760	2,588

		4,523

Aerospace & Defense (1.88%)
General Dynamics Corp	79,200	7,204
Lockheed Martin Corp	31,500	3,466
Raytheon Co	88,080	5,603

		16,273

Agricultural Chemicals (0.59%)
Mosaic Co/The (b)	73,930	5,160

Airlines (0.43%)
UAL Corp (a)(b)	77,168	3,696

Auto/Truck Parts & Equipment — Original (0.46%)
BorgWarner Inc	37,860	4,002

Batteries & Battery Systems (0.27%)
Energizer Holdings Inc (a)(b)	22,310	2,327

Beverages - Non-Alcoholic (0.96%)
Coca-Cola Co/The	135,100	8,344

Brewery (0.54%)
Anheuser-Busch Cos Inc	91,404	4,687

Broadcasting Services & Programming (1.11%)
Discovery Holding Co (b)	127,150	3,625
Liberty Media Corp — Capital Series A (b)	48,021	6,002

		9,627

Chemicals — Diversified (1.12%)
Celanese Corp	111,600	4,683
EI Du Pont de Nemours & Co	101,640	5,032

		9,715

Chemicals — Specialty (0.78%)
Lubrizol Corp	46,310	3,144
Sigma-Aldrich Corp	69,640	3,598

		6,742

Coatings & Paint (0.39%)
Sherwin-Williams Co/The	52,370	3,347

Commercial Banks (1.29%)
BB&T Corp (a)	140,710	5,202
Colonial BancGroup Inc/The	105,763	2,029
M&T Bank Corp	39,880	3,967

		11,198

Computer Services (0.31%)
Electronic Data Systems Corp	123,930	2,676

Computers (1.55%)
Hewlett-Packard Co	56,580	2,924
International Business Machines Corp	66,420	7,713
Sun Microsystems Inc (b)	496,130	2,833

		13,470

Containers — Metal & Glass (0.43%)
Owens-Illinois Inc (a)(b)	83,500	3,709

Cosmetics & Toiletries (1.33%)
Procter & Gamble Co	166,400	11,568

Distribution & Wholesale (0.29%)
WW Grainger Inc	28,000	2,518

Diversified Manufacturing Operations (6.96%)
Cooper Industries Ltd (a)	73,930	3,873
Eaton Corp	51,150	4,736
General Electric Co	938,142	38,614
Honeywell International Inc	72,974	4,408
ITT Corp	46,490	3,111
Parker Hannifin Corp	70,620	5,676

		60,418

E-Commerce — Services (0.46%)
Expedia Inc (a)(b)	121,700	3,975

Electric — Integrated (4.16%)
Edison International	102,782	5,971
FirstEnergy Corp	79,480	5,540
FPL Group Inc	109,550	7,495
PG&E Corp	125,521	6,142
PPL Corp	74,073	3,830
Public Service Enterprise Group Inc	74,043	7,078

		36,056

Electronic Components — Semiconductors (0.35%)
Intersil Corp	100,090	3,037

Fiduciary Banks (0.16%)
Wilmington Trust Corp	38,204	1,389

Finance — Credit Card (0.43%)
Discover Financial Services (a)	192,069	3,707

Finance — Investment Banker & Broker (7.47%)
Citigroup Inc	468,131	19,615
Goldman Sachs Group Inc/The	42,047	10,424
JPMorgan Chase & Co	462,518	21,738
Merrill Lynch & Co Inc	46,980	3,102
Morgan Stanley	147,850	9,944

		64,823

See accompanying notes

Schedule of Investments
LargeCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Finance — Mortgage Loan/Banker (1.05%)
Federal National Mortgage Association	160,500	$9,155

Food - Confectionery (0.43%)
JM Smucker Co/The (a)	70,404	3,762

Food — Miscellaneous/Diversified (1.11%)
General Mills Inc	86,340	4,984
HJ Heinz Co (a)	55,890	2,615
Kraft Foods Inc	61,020	2,039

		9,638

Food — Retail (0.50%)
Kroger Co/The	146,480	4,305

Gas - Distribution (0.92%)
Energen Corp	68,398	4,377
Southern Union Co (a)	113,230	3,567

		7,944

Independent Power Producer (0.92%)
Mirant Corp (a)(b)	95,604	4,050
Reliant Energy Inc (a)(b)	142,410	3,919

		7,969

Instruments — Scientific (0.40%)
Thermo Fisher Scientific Inc (a)(b)	58,700	3,452

Internet Security (0.70%)
McAfee Inc (a)(b)	80,070	3,311
Symantec Corp (a)(b)	147,970	2,779

		6,090

Investment Management & Advisory Services (0.45%)
Ameriprise Financial Inc	62,021	3,906

Life & Health Insurance (1.22%)
Cigna Corp	31,700	1,664
Lincoln National Corp	80,460	5,018
Prudential Financial Inc	12,840	1,242
Reinsurance Group of America Inc	47,060	2,689

		10,613

Machinery — Construction & Mining (0.26%)
Terex Corp (a)(b)	30,550	2,267

Medical — Biomedical/Gene (0.34%)
Invitrogen Corp (a)(b)	32,706	2,972

Medical — Drugs (3.34%)
Eli Lilly & Co	103,209	5,589
Merck & Co Inc	120,050	6,994
Pfizer Inc (c)	667,198	16,420

		29,003

Medical — Generic Drugs (0.30%)
Watson Pharmaceuticals Inc (b)	84,198	2,573

Medical — HMO (0.99%)
Aetna Inc	69,610	3,910
WellPoint Inc (b)	58,790	4,658

		8,568

Medical — Wholesale Drug Distribution (0.28%)
AmerisourceBergen Corp	51,040	2,404

Medical Products (1.18%)
Johnson & Johnson	157,470	10,262

Metal Processors & Fabrication (0.30%)
Commercial Metals Co	83,440	2,618

Motion Pictures & Services (0.07%)
DreamWorks Animation SKG Inc (b)	18,671	608

Multi-Line Insurance (5.17%)
ACE Ltd	76,670	4,647
American Financial Group Inc/OH	90,007	2,691
American International Group Inc	274,600	17,333
Hartford Financial Services Group Inc	64,510	6,259
HCC Insurance Holdings Inc (a)	84,610	2,529
MetLife Inc	99,830	6,873
XL Capital Ltd	62,945	4,529

		44,861

Multimedia (1.48%)
Time Warner Inc	231,450	4,226
Walt Disney Co/The (a)	248,330	8,600

		12,826

Office Automation & Equipment (0.63%)
Xerox Corp	316,040	5,512

Oil Company — Exploration & Production (2.08%)
Apache Corp	64,610	6,707
Occidental Petroleum Corp	164,281	11,344

		18,051

Oil Company - Integrated (10.95%)
Chevron Corp	267,238	24,455
ConocoPhillips	158,649	13,479
Exxon Mobil Corp (c)	528,324	48,600
Marathon Oil Corp	143,870	8,507

		95,041

Oil Field Machinery & Equipment (0.61%)
National Oilwell Varco Inc (b)	71,890	5,265
See accompanying notes

Schedule of Investments
LargeCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Oil Refining & Marketing (0.37%)
Frontier Oil Corp (a)	70,654	$3,235

Photo Equipment & Supplies (0.49%)
Eastman Kodak Co	149,977	4,298

Property & Casualty Insurance (1.78%)
Arch Capital Group Ltd (b)	30,370	2,270
Chubb Corp	104,703	5,586
Travelers Cos Inc/The	145,640	7,604

		15,460

Publishing — Periodicals (0.31%)
Idearc Inc (a)	101,077	2,727

Radio (0.00%)
Citadel Broadcasting Corp (a)	2	—

Regional Banks (7.96%)
Bank of America Corp	430,923	20,805
Comerica Inc (a)	80,910	3,777
Fifth Third Bancorp	107,383	3,359
Keycorp (a)	137,330	3,907
US Bancorp	300,980	9,980
Wachovia Corp	265,267	12,131
Wells Fargo & Co	443,300	15,077

		69,036

Reinsurance (0.28%)
Axis Capital Holdings Ltd (a)	61,320	2,437

REITS — Apartments (0.41%)
AvalonBay Communities Inc	29,200	3,581

REITS — Hotels (0.54%)
Hospitality Properties Trust	48,610	1,925
Host Hotels & Resorts Inc	126,170	2,796

		4,721

REITS — Office Property (0.82%)
Boston Properties Inc (a)	40,087	4,343
SL Green Realty Corp (a)	23,170	2,796

		7,139

REITS — Regional Malls (0.33%)
Taubman Centers Inc (a)	48,620	2,862

REITS — Warehouse & Industrial (0.47%)
Prologis	56,480	4,052

Retail — Consumer Electronics (0.26%)
RadioShack Corp(a)	108,860	2,245

Retail — Discount (0.78%)
BJ’s Wholesale Club Inc (a)(b)	120,790	4,334
Dollar Tree Stores Inc (a)(b)	62,850	$2,407

		6,741

Retail — Restaurants (1.18%)
McDonald’s Corp	171,343	10,229

Steel — Producers (0.92%)
Reliance Steel & Aluminum Co	47,100	2,748
United States Steel Corp	48,491	5,232

		7,980

Telecommunication Services (0.45%)
Embarq Corp (a)	73,180	3,873

Telephone — Integrated (5.83%)
AT&T Inc	756,249	31,604
Century Tel Inc	82,909	3,652
Sprint Nextel Corp	162,906	2,786
Verizon Communications Inc	271,793	12,521

		50,563

Tobacco (2.15%)
Altria Group Inc	144,963	10,572
Loews Corp — Carolina Group	51,980	4,459
UST Inc (a)	67,550	3,602

		18,633

Tools — Hand Held (0.38%)
Snap-On Inc	65,370	3,263

Toys (0.34%)
Hasbro Inc	99,180	2,960

Transport — Marine (0.32%)
Tidewater Inc (a)	50,461	2,759

Transport — Truck (0.34%)
Con-way Inc	68,542	2,921

Wireless Equipment (0.17%)
Motorola Inc	78,120	1,468

TOTAL COMMON STOCKS		$839,835

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (8.68%)
Commercial Paper (3.49%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/ 1/2007	$30,256	$30,256
See accompanying notes

Schedule of Investments
LargeCap Value Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (continued)
Money Market Funds (5.19%)
BNY Institutional Cash Reserve Fund (d)	$45,004	$45,004

TOTAL SHORT TERM INVESTMENTS		$75,260

Total Investments		$915,095
Liabilities in Excess of Other Assets, Net — (5.48)%		(47,527)

TOTAL NET ASSETS - 100.00%		$867,568

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $2,392 or 0.28% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$117,352
Unrealized Depreciation	(20,501)

Net Unrealized Appreciation (Depreciation)	96,851
Cost for federal income tax purposes	818,244
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
Russell 1000; June 2007	66	$27,276	$27,971	$695
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	38.52%
Energy	14.02%
Consumer, Non-cyclical	13.45%
Industrial	12.02%
Communications	11.03%
Utilities	5.99%
Consumer, Cyclical	3.80%
Basic Materials	3.80%
Technology	2.85%
Liabilities in Excess of Other Assets, Net	(5.48%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	3.22%
See accompanying notes

Schedule of Investments
MidCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (98.69%)
Advertising Sales (1.06%)
Lamar Advertising Co (a)	184,483	$9,862

Aerospace & Defense Equipment (1.12%)
Alliant Techsystems Inc (a)(b)	94,568	10,439

Applications Software (1.12%)
Intuit Inc (a)(b)	324,817	10,449

Broadcasting Services & Programming (5.89%)
Discovery Holding Co (b)	730,298	20,821
Liberty Global Inc — A Shares (a)(b)	149,581	5,871
Liberty Global Inc — B Shares (a)(b)	295,314	10,832
Liberty Media Corp — Capital Series A (a)(b)	139,183	17,395

		54,919

Building & Construction Products — Miscellaneous (0.36%)
USG Corp (a)(b)	83,943	3,337

Building Products — Cement & Aggregate (1.12%)
Cemex SAB de CV ADR(b)	339,379	10,409

Cable TV (2.98%)
Comcast Corp (a)(b)	483,540	10,091
EchoStar Communications Corp (a)(b)	360,304	17,641

		27,732

Casino Services (1.50%)
International Game Technology	320,794	13,990

Commercial Banks (0.55%)
M&T Bank Corp (a)	16,765	1,668
TCF Financial Corp	152,412	3,470

		5,138

Commercial Services (2.38%)
ChoicePoint Inc (a)(b)	146,821	5,773
Iron Mountain Inc (a)(b)	406,062	14,103
Weight Watchers International Inc (a)	44,111	2,260

		22,136

Commercial Services — Finance (1.23%)
Western Union Co/The	519,265	11,445

Consulting Services (0.75%)
SAIC Inc (a)(b)	356,471	7,026

Data Processing & Management (3.02%)
Automatic Data Processing Inc	152,530	7,560
Broadridge Financial Solutions Inc	79,408	1,588
Fidelity National Information Services	194,971	8,992
Paychex Inc	121,427	5,073
SEI Investments Co	155,673	4,922

		28,135

Dental Supplies & Equipment (1.44%)
Dentsply International Inc	323,920	13,436

Distribution & Wholesale (0.25%)
Fastenal Co (a)	52,742	2,346

Diversified Manufacturing Operations (1.10%)
Dover Corp	141,840	6,525
Tyco International Ltd	91,052	3,748

		10,273

Diversified Operations (1.70%)
Onex Corp (b)	379,559	15,803

E-Commerce — Services (0.71%)
Liberty Media Corp — Interactive (b)	311,133	6,605

Electric — Generation (1.31%)
AES Corp/The (b)	570,385	12,212

Electric — Integrated (1.03%)
Ameren Corp (a)	113,387	6,130
SCANA Corp	85,635	3,476

		9,606

Electronic Components — Miscellaneous (1.29%)
Gentex Corp (a)	580,177	12,056

Electronic Components — Semiconductors (0.27%)
Microchip Technology Inc	77,060	2,556

Energy — Alternate Sources (2.18%)
Covanta Holding Corp (a)(b)	750,415	20,344

Finance — Credit Card (0.67%)
American Express Co	101,858	6,208

Food — Wholesale & Distribution (1.65%)
SYSCO Corp	447,156	15,333

Forestry (1.14%)
Weyerhaeuser Co	140,313	10,651

Gold Mining (1.76%)
Newmont Mining Corp	322,562	16,406

Insurance Brokers (2.06%)
AON Corp	186,391	8,447
Brown & Brown Inc	208,780	5,259
Marsh & McLennan Cos Inc	213,337	5,524

		19,230

Investment Companies (0.25%)
RHJ International (b)	136,084	2,354
See accompanying notes

Schedule of Investments
MidCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Investment Management & Advisory Services (1.28%)
Legg Mason Inc (a)	143,964	$11,940

Life & Health Insurance (2.24%)
Aflac Inc	331,764	20,828

Linen Supply & Related Items (2.71%)
Cintas Corp	689,871	25,249

Machinery — Print Trade (1.48%)
Zebra Technologies Corp (a)(b)	353,329	13,812

Medical — Drugs (1.14%)
Valeant Pharmaceuticals International (a)	730,019	10,622

Medical — HMO (2.05%)
Coventry Health Care Inc (b)	315,975	19,056

Medical — Outpatient & Home Medical Care (1.25%)
Lincare Holdings Inc (b)	335,022	11,649

Medical Instruments (1.62%)
St Jude Medical Inc (b)	370,509	15,091

Medical Laboratory & Testing Service (1.84%)
Laboratory Corp of America Holdings (b)	250,076	17,193

Medical Products (0.58%)
Covidien Ltd	129,223	5,376

Multi-Line Insurance (2.23%)
Loews Corp	422,788	20,755

Office Automation & Equipment (0.57%)
Pitney Bowes Inc (a)	133,703	5,353

Oil — Field Services (1.56%)
Weatherford International Ltd (a)(b)	224,239	14,555

Oil & Gas Drilling (1.09%)
Nabors Industries Ltd (a)(b)	363,325	10,202

Oil Company — Exploration & Production (5.32%)
Cimarex Energy Co	316,343	12,815
Encore Acquisition Co (a)(b)	392,408	14,401
EOG Resources Inc	69,499	6,158
Rosetta Resources Inc (a)(b)	268,439	5,100
XTO Energy Inc	166,955	11,083

		49,557

Pipelines (6.70%)
Equitable Resources Inc	314,636	17,720
National Fuel Gas Co	84,532	4,099
Questar Corp	283,864	16,203
Spectra Energy Corp	405,588	10,537
Williams Cos Inc	379,283	13,840

		62,399

Property & Casualty Insurance (4.33%)
Fidelity National Financial Inc	343,827	5,292
Markel Corp (a)(b)	30,863	16,766
Mercury General Corp	214,254	10,993
White Mountains Insurance Group Ltd (a)	13,503	7,259

		40,310

Publishing - Newspapers (1.64%)
Washington Post Co/The	18,050	15,324

Real Estate Operator & Developer (4.38%)
Brookfield Asset Management Inc (a)	617,319	25,180
Forest City Enterprises Inc (a)	274,245	15,610

		40,790

Reinsurance (1.57%)
Everest Re Group Ltd	137,730	14,674

Retail — Auto Parts (2.70%)
Autozone Inc (a)(b)	63,918	7,952
O’Reilly Automotive Inc (a)(b)	521,076	17,206

		25,158

Retail — Automobile (0.72%)
Carmax Inc (a)(b)	320,804	6,695

Retail — Discount (1.16%)
TJX Cos Inc	372,406	10,774

Retail — Restaurants (1.20%)
Yum! Brands Inc	278,521	11,216

Telephone — Integrated (1.53%)
Telephone & Data Systems Inc — Special Shares	216,841	14,279

Textile — Home Furnishings (0.96%)
Mohawk Industries Inc (a)(b)	104,370	8,907

Transport — Truck (0.36%)
Heartland Express Inc (a)	238,732	3,328

Wireless Equipment (2.59%)
American Tower Corp (b)	545,307	24,092

TOTAL COMMON STOCKS		$919,620

See accompanying notes

Schedule of Investments
MidCap Blend Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (23.53%)
Commercial Paper (1.36%)
Investment in Joint Trading Account; General Electric Capital	2,659
4.81%, 11/ 1/2007	$12,659	$12,659

Money Market Funds (22.17%)
BNY Institutional Cash Reserve Fund (c)	206,611	206,611

TOTAL SHORT TERM INVESTMENTS		$219,270

Total Investments		$1,138,890
Liabilities in Excess of Other Assets, Net — (22.22)%		(207,035)

TOTAL NET ASSETS — 100.00%		$931,855

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$218,309
Unrealized Depreciation	(28,590)

Net Unrealized Appreciation (Depreciation)	189,719
Cost for federal income tax purposes	949,171
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Financial	43.09%
Energy	16.85%
Communications	16.40%
Consumer, Non-cyclical	15.92%
Consumer, Cyclical	11.20%
Industrial	6.83%
Technology	4.99%
Basic Materials	2.90%
Utilities	2.34%
Diversified	1.70%
Liabilities in Excess of Other Assets, Net	(22.22%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
MidCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (94.02%)
Aerospace & Defense Equipment (2.20%)
BE Aerospace Inc (a)	20,208	$1,005

Agricultural Chemicals (1.87%)
Mosaic Co/The (a)	12,200	852

Apparel Manufacturers (1.00%)
Phillips-Van Heusen	9,530	456

Brewery (1.31%)
Molson Coors Brewing Co	10,400	595

Building — Heavy Construction (2.29%)
Chicago Bridge & Iron Co NV	20,905	1,045

Cellular Telecommunications (0.94%)
NII Holdings Inc (a)	7,415	430

Chemicals — Specialty (2.37%)
Albemarle Corp	13,860	662
International Flavors & Fragrances Inc	8,045	420

		1,082

Commercial Services (1.99%)
Quanta Services Inc (a)(b)	27,480	907

Computer Services (1.69%)
DST Systems Inc (a)(b)	9,075	769

Consulting Services (1.94%)
FTI Consulting Inc (a)(b)	16,300	885

Consumer Products — Miscellaneous (2.11%)
Fossil Inc (a)(b)	25,674	964

Containers — Metal & Glass (2.59%)
Owens-Illinois Inc (a)	26,633	1,183

Diversified Manufacturing Operations (5.54%)
SPX Corp	10,043	1,018
Textron Inc	21,820	1,510

		2,528

Electronic Components — Miscellaneous (2.37%)
Gentex Corp	51,989	1,080

Electronic Components — Semiconductors (0.76%)
Broadcom Corp (a)	10,700	348

Electronic Measurement Instruments (0.95%)
Trimble Navigation Ltd (a)	10,335	431

Energy — Alternate Sources (2.84%)
First Solar Inc (a)(b)	4,100	651
Sunpower Corp (a)(b)	5,077	642

		1,293

Engineering — Research & Development Services (3.21%)
Fluor Corp	2,900	458
McDermott International Inc (a)	16,470	1,006

		1,464

Entertainment Software (2.39%)
Activision Inc (a)	46,010	1,088

Food — Confectionery (1.07%)
WM Wrigley Jr Co	7,900	487

Footwear & Related Apparel (1.36%)
CROCS Inc (a)(b)	8,310	621

Hazardous Waste Disposal (1.99%)
Stericycle Inc (a)	15,570	908

Instruments — Controls (1.68%)
Mettler Toledo International Inc (a)	7,220	768

Instruments — Scientific (2.16%)
Thermo Fisher Scientific Inc (a)	16,750	985

Internet Application Software (1.23%)
DealerTrack Holdings Inc (a)	11,400	560

Internet Infrastructure Software (1.15%)
Akamai Technologies Inc (a)(b)	13,400	525

Internet Security (1.56%)
VeriSign Inc (a)(b)	20,930	713

Investment Management & Advisory Services (3.05%)
BlackRock Inc/New York (b)	4,400	911
T Rowe Price Group Inc	7,459	479

		1,390

Medical — Biomedical/Gene (1.36%)
Celgene Corp (a)	9,425	622

Medical — Drugs (1.96%)
Allergan Inc/United States	13,200	892

Medical Instruments (2.46%)
Intuitive Surgical Inc (a)	3,430	1,121

Medical Products (1.00%)
Varian Medical Systems Inc (a)(b)	9,300	454
See accompanying notes

Schedule of Investments
MidCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Metal Processors & Fabrication (1.59%)
Precision Castparts Corp	4,825	$723

Networking Products (2.75%)
Anixter International Inc (a)(b)	5,200	374
Juniper Networks Inc (a)	24,500	882

		1,256

Oil — Field Services (1.69%)
Oceaneering International Inc (a)	10,000	773

Oil Company — Exploration & Production (3.84%)
Quicksilver Resources Inc (a)	14,600	832
Range Resources Corp	20,435	918

		1,750

Oil Field Machinery & Equipment (3.00%)
Cameron International Corp (a)	14,055	1,368

Respiratory Products (1.56%)
Respironics Inc (a)	14,200	711

Retail — Apparel & Shoe (1.08%)
J Crew Group Inc (a)(b)	13,190	493

Retail — Restaurants (2.03%)
Chipotle Mexican Grill Inc (a)(b)	6,670	927

Schools (3.52%)
Apollo Group Inc (a)	13,285	1,053
ITT Educational Services Inc (a)	4,355	554

		1,607

Semiconductor Equipment (1.51%)
Varian Semiconductor Equipment Associates Inc (a)	15,000	690

Telecommunication Equipment — Fiber Optics (2.26%)
Ciena Corp (a)(b)	21,485	1,028

Veterinary Diagnostics (2.79%)
VCA Antech Inc (a)	27,655	1,274

Wireless Equipment (4.01%)
American Tower Corp (a)	26,231	1,159
Crown Castle International Corp (a)	16,300	669

		1,828

TOTAL COMMON STOCKS		$42,879

SHORT TERM INVESTMENTS (17.73%)
Money Market Funds (17.73%)
BNY Institutional Cash Reserve Fund (c)	$8,089	$8,089

TOTAL SHORT TERM INVESTMENTS		$8,089

REPURCHASE AGREEMENTS (5.46%)
Money Center Banks (5.46%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $1,282,000; 0%; dated 12/13/07-07/25/08)	$1,245	$1,245
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $1,282,000; 0% — 6.13%; dated 12/04/07-08/25/16)	1,244	1,244

		2,489

TOTAL REPURCHASE AGREEMENTS		$2,489

Total Investments		$53,457
Liabilities in Excess of Other Assets, Net — (17.21)%		(7,850)

TOTAL NET ASSETS — 100.00%		$45,607

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$9,388
Unrealized Depreciation	(483)

Net Unrealized Appreciation (Depreciation)	8,905
Cost for federal income tax purposes	44,552
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Industrial	26.57%
Financial	26.24%
Consumer, Non-cyclical	23.06%
Communications	13.90%
Energy	11.37%
Technology	6.35%
Consumer, Cyclical	5.48%
Basic Materials	4.24%
Liabilities in Excess of Other Assets, Net	(17.21%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (97.60%)
Advertising Sales (0.35%)
Lamar Advertising Co (a)	15,575	$833

Advertising Services (0.11%)
Getty Images Inc (b)	9,037	255

Aerospace & Defense Equipment (0.59%)
Alliant Techsystems Inc (b)	6,403	707
DRS Technologies Inc	7,837	450
Sequa Corp (a)(b)	1,395	242

		1,399

Agricultural Chemicals (0.34%)
CF Industries Holdings Inc	9,127	802
Airlines (0.29%)
Airtran Holdings Inc (a)(b)	17,465	182
Alaska Air Group Inc (a)(b)	7,716	196
JetBlue Airways Corp (a)(b)	34,317	313

		691

Apparel Manufacturers (0.68%)
Guess ? Inc	10,405	535
Hanesbrands Inc (b)	18,278	567
Phillips-Van Heusen	10,764	515

		1,617

Auction House & Art Dealer (0.29%)
Sotheby’s (a)	12,620	684

Auto — Medium & Heavy Duty Trucks (0.32%)
Oshkosh Truck Corp	14,117	765

Auto/Truck Parts & Equipment — Original (0.86%)
ArvinMeritor Inc (a)	13,776	204
Borg Warner Inc	11,043	1,168
Lear Corp (a)(b)	14,694	522
Modine Manufacturing Co	6,271	146

		2,040

Batteries & Battery Systems (0.48%)
Energizer Holdings Inc (b)	10,858	1,133

Beverages — Non-Alcoholic (0.50%)
Hansen Natural Corp (b)	11,275	767
PepsiAmericas Inc	11,290	403

		1,170

Building — Heavy Construction (0.12%)
Granite Construction Inc	6,717	288

Building — Maintenance & Service (0.07%)
Rollins Inc	5,440	165

Building — Mobile Home & Manufactured Housing (0.13%)
Thor Industries Inc (a)	6,591	316

Building — Residential & Commercial (0.69%)
Hovnanian Enterprises Inc (a)(b)	6,996	80
MDC Holdings Inc	6,641	269
NVR Inc (a)(b)	1,037	493
Ryland Group Inc (a)	7,976	227
Toll Brothers Inc (a)(b)	24,202	554

		1,623

Building & Construction — Miscellaneous (0.09%)
Dycom Industries Inc (b)	7,816	221
Building Products — Cement & Aggregate (0.69%)
Florida Rock Industries Inc (a)	9,428	593
Martin Marietta Materials Inc (a)	7,967	1,031

		1,624

Capacitors (0.05%)
Kemet Corp (a)(b)	15,965	113

Casino Hotels (0.19%)
Boyd Gaming Corp (a)	10,700	447

Casino Services (0.19%)
Scientific Games Corp (a)(b)	12,370	447

Chemicals — Diversified (1.46%)
FMC Corp	14,504	834
Lyondell Chemical Co	48,312	2,292
Olin Corp	14,087	321

		3,447

Chemicals — Specialty (1.85%)
Albemarle Corp	15,114	722
Cabot Corp	12,904	452
Chemtura Corp	46,052	429
Cytec Industries Inc	8,003	534
Ferro Corp	8,280	171
Lubrizol Corp	13,165	894
Minerals Technologies Inc	3,674	258
Sensient Technologies Corp	8,981	268
Terra Industries Inc (b)	17,510	646

		4,374

Coal (0.47%)
Arch Coal Inc (a)	27,277	1,118

Coatings & Paint (0.41%)
RPM International Inc	23,099	495
Valspar Corp	19,168	480

		975

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Commercial Banks (2.21%)
Associated Banc-Corp (a)	24,228	$699
Bank of Hawaii Corp (a)	9,424	501
Cathay General Bancorp (a)	9,524	295
City National Corp/CA	7,803	527
Colonial BancGroup Inc/The	29,230	561
Cullen/Frost Bankers Inc	11,261	599
First Community Bancorp Inc/CA (a)	5,047	246
FirstMerit Corp (a)	15,340	325
SVB Financial Group (a)(b)	6,555	340
TCF Financial Corp	20,812	474
Webster Financial Corp	10,416	377
Westamerica Bancorporation	5,667	272

		5,216

Commercial Services (1.20%)
Alliance Data Systems Corp (b)	15,006	1,207
ChoicePoint Inc (a)(b)	14,326	563
Quanta Services Inc (a)(b)	32,361	1,068

		2,838

Commercial Services — Finance (0.17%)
Deluxe Corp	9,950	401

Computer Aided Design (0.18%)
Parametric Technology Corp (b)	21,892	418

Computer Services (0.88%)
Ceridian Corp (b)	27,482	988
DST Systems Inc (a)(b)	10,159	860
SRA International Inc (a)(b)	8,071	222

		2,070

Computers (0.08%)
Palm Inc (a)	19,835	179

Computers — Integrated Systems (0.81%)
Diebold Inc	12,541	525
Jack Henry & Associates Inc (a)	14,977	438
NCR Corp (b)	34,406	949

		1,912

Computers — Memory Devices (0.52%)
Imation Corp (a)	6,517	145
Western Digital Corp (a)(b)	41,745	1,082

		1,227

Consulting Services (0.38%)
Corporate Executive Board Co	6,894	491
Gartner Inc (a)(b)	13,275	291
Navigant Consulting Inc (a)(b)	8,502	112

		894

Consumer Products — Miscellaneous (0.50%)
American Greetings Corp	10,607	280
Blyth Inc	4,892	93
Scotts Miracle-Gro Co/The	8,365	384
Tupperware Brands Corp	11,774	425

		1,182

Containers — Paper & Plastic (0.49%)
Packaging Corp of America	17,671	563
Sonoco Products Co	19,216	594

		1,157

Cosmetics & Toiletries (0.18%)
Alberto-Culver Co	16,050	417

Data Processing & Management (1.75%)
Acxiom Corp	13,182	173
Broadridge Financial Solutions Inc	26,536	531
CSG Systems International Inc (a)(b)	8,110	167
Dun & Bradstreet Corp	11,217	1,086
Fair Isaac Corp (a)	10,890	413
Global Payments Inc	15,429	734
MoneyGram International Inc (a)	15,797	252
SEI Investments Co	24,263	767

		4,123

Decision Support Software (0.08%)
Wind River Systems Inc (a)(b)	14,596	183

Dental Supplies & Equipment (0.51%)
Dentsply International Inc	28,974	1,202

Diagnostic Equipment (0.30%)
Gen-Probe Inc (b)	10,090	707

Direct Marketing (0.07%)
Harte-Hanks Inc (a)	9,433	166

Distribution & Wholesale (0.88%)
Fastenal Co (a)	24,109	1,072
Ingram Micro Inc (b)	27,857	592
Tech Data Corp (a)(b)	10,528	414

		2,078

Diversified Manufacturing Operations (2.99%)
Brink’s Co/The	9,244	579
Carlisle Cos Inc	11,890	469
Crane Co	9,662	458
Federal Signal Corp (a)	9,141	122
Harsco Corp	16,047	973
Lancaster Colony Corp (a)	4,167	167
Matthews International Corp	5,967	272
Pentair Inc	19,019	673
Roper Industries Inc	16,884	1,196
SPX Corp	10,383	1,052

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Diversified Manufacturing Operations (continued)
Teleflex Inc	7,507	$550
Trinity Industries Inc (a)	15,459	559

		7,070

Electric — Integrated (5.32%)
Alliant Energy Corp	21,336	853
Aquila Inc (b)	71,445	299
Black Hills Corp (a)	7,196	320
DPL Inc (a)(c)	21,645	628
Energy East Corp	30,171	841
Great Plains Energy Inc (a)	16,412	490
Hawaiian Electric Industries Inc (a)	15,730	365
Idacorp Inc	8,445	295
MDU Resources Group Inc	34,714	977
Northeast Utilities	29,526	910
NSTAR	20,359	716
OGE Energy Corp	17,490	670
Pepco Holdings Inc	36,888	1,051
PNM Resources Inc	14,625	366
Puget Energy Inc	22,307	630
SCANA Corp	22,238	903
Sierra Pacific Resources	42,246	713
Westar Energy Inc	17,437	464
Wisconsin Energy Corp	22,292	1,067

		12,558

Electric Products — Miscellaneous (0.41%)
Ametek Inc	20,404	959

Electronic Components — Miscellaneous (0.43%)
Gentex Corp	27,400	570
Vishay Intertechnology Inc (b)	35,521	447

		1,017

Electronic Components — Semiconductors (1.22%)
Cree Inc (a)(b)	16,155	452
Fairchild Semiconductor International Inc (b)	23,683	432
International Rectifier Corp (b)	13,823	462
Intersil Corp	25,380	770
Lattice Semiconductor Corp (a)(b)	21,874	92
Semtech Corp (a)(b)	12,115	207
Silicon Laboratories Inc (a)(b)	10,523	460

		2,875

Electronic Connectors (0.87%)
Amphenol Corp	33,930	1,502
Thomas & Betts Corp (b)	9,667	542

		2,044

Electronic Design Automation (0.89%)
Cadence Design Systems Inc (a)(b)	52,902	1,037
Mentor Graphics Corp (a)(b)	17,074	273
Synopsys Inc (b)	27,625	781

		2,091

Electronic Measurement Instruments (0.15%)
National Instruments Corp	10,920	354

Electronic Parts Distribution (0.90%)
Arrow Electronics Inc (b)	23,589	943
Avnet Inc (b)	28,569	1,192

		2,135

E-Marketing & Information (0.39%)
Digital River Inc (a)(b)	7,650	406
Valueclick Inc (b)	19,126	520

		926

Engineering — Research & Development Services (0.58%)
KBR Inc (b)	32,212	1,381

Enterprise Software & Services (0.29%)
Advent Software Inc (a)(b)	3,332	184
Sybase Inc (b)	17,417	498

		682

Entertainment Software (0.54%)
Activision Inc (b)	54,417	1,287

Environmental Monitoring & Detection (0.11%)
Mine Safety Appliances Co (a)	5,593	256

Fiduciary Banks (0.20%)
Wilmington Trust Corp	12,962	471

Filtration & Separation Products (0.25%)
Donaldson Co Inc (a)	13,606	583

Finance — Auto Loans (0.13%)
AmeriCredit Corp (a)(b)	21,825	308

Finance — Investment Banker & Broker (0.52%)
Jefferies Group Inc	21,349	571
Raymond James Financial Inc	17,982	670

		1,241

Finance — Mortgage Loan/Banker (0.08%)
IndyMac Bancorp Inc (a)	14,043	188

Financial Guarantee Insurance (0.19%)
PMI Group Inc/The	16,491	264
Radian Group Inc (a)	15,324	193

		457

Food — Confectionery (0.30%)
JM Smucker Co/The (a)	10,963	586

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Food — Confectionery (continued)
Tootsie Roll Industries Inc (a)	5,139	$132

		718

Food — Meat Products (0.48%)
Hormel Foods Corp	13,793	503
Smithfield Foods Inc (a)(b)	22,263	638

		1,141

Food — Miscellaneous/Diversified (0.25%)
Corn Products International Inc	14,168	603

Food -Retail (0.10%)
Ruddick Corp	7,045	240

Footwear & Related Apparel (0.08%)
Timberland Co (a)(b)	9,580	187

Gas — Distribution (0.56%)
AGL Resources Inc	14,810	585
Vectren Corp	14,585	409
WGL Holdings Inc (a)	9,399	319

		1,313

Golf (0.10%)
CallawayGolfCo (a)	13,503	234

Hazardous Waste Disposal (0.41%)
Stericycle Inc (a)(b)	16,702	974

Home Furnishings (0.05%)
Furniture Brands International Inc (a)	9,214	111

Hospital Beds & Equipment (0.28%)
Hillenbrand Industries Inc	11,806	652

Human Resources (0.73%)
Kelly Services Inc (a)	4,480	94
Korn/Ferry International (a)(b)	9,220	177
Manpower Inc	16,134	1,206
MPS Group Inc (a)(b)	19,398	237

		1,714

Industrial Automation & Robots (0.15%)
Nordson Corp (a)	6,435	344

Industrial Gases (0.32%)
Airgas Inc	15,102	762

Instruments — Scientific (0.18%)

Varian Inc (b)	5,816	430
Insurance Brokers (0.44%)
Arthur J Gallagher & Co (a)	18,166	483
Brown & Brown Inc	21,668	546

		1,029

Internet Content — Entertainment (0.11%)
NetFlix Inc (a)(b)	9,412	249

Internet Infrastructure Equipment (0.11%)
Avocent Corp (a)(b)	9,631	260

Internet Infrastructure Software (0.24%)
F5 Networks Inc (b)	16,056	579

Internet Security (0.87%)
Checkfree Corp (a)(b)	16,826	800
McAfee Inc (b)	30,408	1,257

		2,057

Intimate Apparel (0.15%)
Warnaco Group Inc/The (a)(b)	8,673	353

Investment Management & Advisory Services (1.14%)
Eaton Vance Corp	23,559	1,179
Nuveen Investments Inc (a)	15,232	987
Waddell & Reed Financial Inc	15,973	530

		2,696

Life & Health Insurance (0.48%)
Protective Life Corp	13,370	573
StanCorp Financial Group Inc	10,075	556

		1,129

Machinery — Construction & Mining (0.51%)
Joy Global Inc (a)	20,596	1,196

Machinery — Farm (0.44%)
AGCO Corp (a)(b)	17,434	1,040

Machinery — General Industry (0.23%)
IDEX Corp	15,514	550

Machinery — Print Trade (0.22%)
Zebra Technologies Corp (a)(b)	13,162	515

Machinery — Pumps (0.57%)
Flowserve Corp	10,870	858
Graco Inc	12,511	493

		1,351

Machinery Tools & Related Products (0.54%)
Kennametal Inc	7,427	677
Lincoln Electric Holdings Inc	8,174	591

		1,268

Medical — Biomedical/Gene (1.65%)
Affymetrix Inc (a)(b)	13,057	333

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Medical — Biomedical/Gene (continued)
Charles River Laboratories International (a)(b)	12,944	$751
Invitrogen Corp (b)	8,827	802
Millennium Pharmaceuticals Inc (a)(b)	61,082	722
PDL BioPharma Inc (a)(b)	22,270	472
Vertex Pharmaceuticals Inc (b)	25,116	812

		3,892

Medical — Drugs (1.19%)
Cephalon Inc (a)(b)	12,745	940
Endo Pharmaceuticals Holdings Inc (b)	25,549	749
Medicis Pharmaceutical Corp (a)	10,641	316
Sepracor Inc (a)(b)	20,455	563
Valeant Pharmaceuticals International (a)	17,526	255

		2,823

Medical — Generic Drugs (0.20%)
Par Pharmaceutical Cos Inc (a)(b)	6,762	125
Perrigo Co	14,823	351

		476

Medical — HMO (0.56%)
Health Net Inc (b)	21,207	1,137
WellCare Health Plans Inc (a)(b)	7,950	192

		1,329

Medical — Hospitals (0.74%)
Community Health Systems Inc (b)	18,277	602
Health Management Associates Inc (a)	46,217	305
LifePoint Hospitals Inc (a)(b)	11,066	338
Universal Health Services Inc	10,275	501

		1,746

Medical — Nursing Homes (0.05%)
Kindred Healthcare Inc (b)	6,084	129

Medical — Outpatient & Home Medical Care (0.32%)
Apria Healthcare Group Inc (a)(b)	8,333	201
Lincare Holdings Inc (b)	16,184	563

		764

Medical Information Systems (0.32%)
Cerner Corp (a)(b)	12,508	745

Medical Instruments (2.26%)
Beckman Coulter Inc	11,799	836
Edwards Lifesciences Corp (b)	10,918	548
Intuitive Surgical Inc (b)	7,196	2,352
Kyphon Inc (a)(b)	8,750	620
Techne Corp (b)	7,532	491
Ventana Medical Systems Inc (a)(b)	5,576	491

		5,338

Medical Laboratory & Testing Service (0.42%)
Covance Inc (a)(b)	12,143	1,002

Medical Products (0.43%)
Henry Schein Inc (b)	16,977	1,017

Medical Sterilization Products (0.15%)
STERIS Corp	12,387	360

Metal — Iron (0.32%)
Cleveland-Cliffs Inc (a)	7,820	748

Metal Processors & Fabrication (0.70%)
Commercial Metals Co	22,816	716
Timken Co	18,088	601
Worthington Industries Inc (a)	13,146	329

		1,646

Motion Pictures & Services (0.11%)
Macrovision Corp (a)(b)	10,463	251

Multi-Line Insurance (1.20%)
American Financial Group Inc/OH	14,329	428
Hanover Insurance Group Inc/The	9,891	456
HCC Insurance Holdings Inc	21,463	641
Horace Mann Educators Corp	8,224	170
Old Republic International Corp	44,141	677
Unitrin Inc	9,996	463

		2,835

Multimedia (0.18%)
Belo Corp	16,754	310
Media General Inc (a)	4,312	121

		431

Networking Products (0.36%)
3Com Corp (b)	76,152	371
Polycom Inc (a)(b)	17,434	488

		859

Non-Hazardous Waste Disposal (0.45%)
Republic Services Inc	31,297	1,070

Office Furnishings — Original (0.30%)
Herman Miller Inc (a)	11,724	319
HNI Corp (a)	9,135	396

		715

Oil — Field Services (0.69%)
Exterran Holdings Inc (b)	12,540	1,056
Superior Energy Services (b)	15,528	576

		1,632

Oil & Gas Drilling (1.01%)
Helmerich & Payne Inc	19,683	623
Patterson-UTI Energy Inc	29,854	595
Pride International Inc (a)(b)	31,790	1,173

		2,391

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Oil Company — Exploration & Production (4.05%)
Bill Barrett Corp (a)(b)	6,384	$299
Cimarex Energy Co	15,844	642
Denbury Resources Inc (a)(b)	23,263	1,317
Encore Acquisition Co (a)(b)	10,138	372
Forest Oil Corp (a)(b)	16,770	815
Newfield Exploration Co (b)	24,770	1,333
Pioneer Natural Resources Co (a)	23,130	1,180
Plains Exploration & Production Co (a)(b)	13,877	707
Pogo Producing Co (a)	11,180	666
Quicksilver Resources Inc (a)(b)	9,717	554
Southwestern Energy Co (a)(b)	32,449	1,678

		9,563

Oil Field Machinery & Equipment (2.00%)
Cameron International Corp (b)	20,717	2,017
FMC Technologies Inc (b)	24,698	1,497
Grant Prideco Inc (b)	24,450	1,202

		4,716

Oil Refining & Marketing (0.40%)
Frontier Oil Corp	20,423	935

Optical Supplies (0.13%)
Advanced Medical Optics Inc (a)(b)	11,524	316

Paper & Related Products (0.59%)
Louisiana-Pacific Corp (a)	19,900	328
Potlatch Corp (a)	7,441	355
Rayonier Inc (a)	14,838	716

		1,399

Pharmacy Services (0.29%)
Omnicare Inc	23,185	684

Physical Therapy & Rehabilitation Centers (0.17%)
Psychiatric Solutions Inc (a)(b)	10,355	410

Pipelines (1.30%)
Equitable Resources Inc	23,188	1,306
National Fuel Gas Co (a)	15,926	772
Oneok Inc	19,802	989

		3,067

Power Converter & Supply Equipment (0.26%)
Hubbell Inc	11,304	622

Printing — Commercial (0.04%)
Valassis Communications Inc (a)(b)	9,126	90

Property & Casualty Insurance (1.19%)
Commerce Group Inc (a)	8,662	316
Fidelity National Financial Inc	42,109	648
First American Corp	18,253	550
Mercury General Corp	6,780	348
WR Berkley Corp	31,413	945

		2,807

Publicly Traded Investment Fund (0.30%)
iShares S&P MidCap 400 Index Fund	7,770	702

Publishing — Books (0.24%)
John Wiley & Sons Inc	8,517	375
Scholastic Corp (a)(b)	4,957	196

		571

Publishing — Newspapers (0.45%)
Lee Enterprises Inc (a)	7,571	122
Washington Post Co/The	1,105	938

		1,060

Racetracks (0.11%)
International Speedway Corp	5,952	264

Radio (0.04%)
Entercom Communications Corp (a)	5,039	93

Real Estate Management & Services (0.29%)
Jones Lang LaSalle Inc (a)	7,133	680

Recreational Centers (0.15%)
Life Time Fitness Inc (a)(b)	6,035	366

Reinsurance (0.54%)
Everest Re Group Ltd	12,049	1,284

REITS — Apartments (0.26%)
UDRInc	25,684	610

REITS — Diversified (0.74%)
Cousins Properties Inc (a)	7,116	205
Duke Realty Corp (a)	27,438	882
Liberty Property Trust	17,396	654

		1,741

REITS — Healthcare (0.23%)
Nationwide Health Properties Inc (a)	17,339	541

REITS — Hotels (0.30%)
Hospitality Properties Trust	17,893	709

REITS — Office Property (0.38%)
Highwoods Properties Inc	10,890	391
Mack-Cali Realty Corp (a)	12,948	513

		904

REITS — Regional Malls (0.50%)
Macerich Co/The	13,700	1,174
See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
REITS — Shopping Centers (0.72%)
Equity One Inc	7,036	$184
Regency Centers Corp	13,249	947
Weingarten Realty Investors (a)	14,666	561

		1,692

REITS — Warehouse & Industrial (0.53%)
AMB Property Corp	19,045	1,245

Rental — Auto & Equipment (0.47%)
Avis Budget Group Inc (b)	19,780	413
Rent-A-Center Inc/TX (a)(b)	13,183	211
United Rentals Inc (b)	13,921	476

		1,100

Research & Development (0.36%)
Pharmaceutical Product Development Inc	19,916	841

Respiratory Products (0.26%)
Resmed Inc (a)(b)	14,770	612

Retail — Apparel & Shoe (1.88%)
Aeropostale Inc (b)	14,694	337
American Eagle Outfitters Inc	40,965	974
Ann Taylor Stores Corp (a)(b)	11,860	368
Charming Shoppes Inc (a)(b)	23,361	173
Chico’s FAS Inc (b)	33,552	441
Collective Brands Inc (a)(b)	12,490	231
Foot Locker Inc (a)	29,422	438
Pacific Sunwear Of California (a)(b)	13,344	223
Ross Stores Inc	26,137	706
Urban Outfitters Inc (a)(b)	21,493	543

		4,434

Retail — Auto Parts (0.60%)
Advance Auto Parts Inc	20,216	690
O’Reilly Automotive Inc (b)	21,890	723

		1,413

Retail — Automobile (0.59%)
Carmax Inc (a)(b)	41,487	866
Copart Inc (b)	13,747	527

		1,393

Retail — Bookstore (0.23%)
Barnes & Noble Inc	9,664	373
Borders Group Inc (a)	11,215	173

		546

Retail — Catalog Shopping (0.23%)
Coldwater Creek Inc (a)(b)	11,779	106
MSC Industrial Direct Co	9,057	441

		547

Retail — Computer Equipment (0.76%)
GameStop Corp (b)	30,316	1,795

Retail — Discount (0.52%)
99 Cents Only Stores (a)(b)	8,946	96
BJ’s Wholesale Club Inc (b)	12,407	445
Dollar Tree Stores Inc (b)	18,143	695

		1,236

Retail — Hair Salons (0.12%)
Regis Corp	8,417	283

Retail — Mail Order (0.23%)
Williams-Sonoma Inc (a)	17,173	540

Retail — Major Department Store (0.24%)
Saks Inc (a)	27,337	578

Retail — Pet Food & Supplies (0.33%)
PetSmart Inc	25,652	768

Retail — Restaurants (1.09%)
Applebees International Inc	14,277	362
Bob Evans Farms Inc (a)	6,740	190
Brinker International Inc	20,043	509
CBRL Group Inc	4,662	186
Cheesecake Factory/The (a)(b)	13,753	308
Chipotle Mexican Grill Inc (a)(b)	6,259	870
Ruby Tuesday Inc (a)	9,851	157

		2,582

Retail — Sporting Goods (0.22%)
Dick’s Sporting Goods Inc (a)(b)	15,807	527

Savings & Loans — Thrifts (0.93%)
Astoria Financial Corp	15,675	408
First Niagara Financial Group Inc	20,085	265
New York Community Bancorp Inc	59,826	1,113
Washington Federal Inc	16,652	402

		2,188

Schools (1.16%)
Career Education Corp (a)(b)	17,385	622
Corinthian Colleges Inc (a)(b)	16,125	264
DeVry Inc (a)	11,384	623
ITT Educational Services Inc (b)	5,694	724
Strayer Education Inc (a)	2,763	515

		2,748

Semiconductor Component — Integrated Circuits (0.97%)
Atmel Corp (b)	93,181	456
Cypress Semiconductor Corp (b)	29,426	1,076
Integrated Device Technology Inc (b)	37,411	502
Micrel Inc	10,644	96
See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Semiconductor Component — Integrated Circuits (continued)
TriQuint Semiconductor Inc (b)	26,506	$166

		2,296

Semiconductor Equipment (0.55%)
Lam Research Corp (b)	25,747	1,293

Soap & Cleaning Products (0.25%)
Church & Dwight Co Inc (a)	12,562	594

Steel — Producers (1.06%)
Carpenter Technology Corp	4,923	714
Reliance Steel & Aluminum Co	12,650	738
Steel Dynamics Inc	19,864	1,057

		2,509

Telecommunication Equipment (1.52%)
ADC Telecommunications Inc (b)	22,398	419
Adtran Inc	11,619	280
Andrew Corp (a)(b)	29,738	436
CommScope Inc (a)(b)	11,754	554
Harris Corp	26,193	1,586
Plantronics Inc	9,162	251
Utstarcom Inc (a)(b)	20,270	65

		3,591

Telecommunication Services (0.21%)
NeuStar Inc (a)(b)	14,567	498

Telephone — Integrated (0.71%)
Cincinnati Bell Inc (b)(c)	47,293	256
Telephone & Data Systems Inc	20,308	1,418

		1,674

Textile — Home Furnishings (0.38%)
Mohawk Industries Inc (a)(b)	10,508	897

Tobacco (0.11%)
Universal Corp/Richmond VA (a)	5,216	254

Transactional Software (0.07%)
ACI Worldwide Inc (a)(b)	6,990	160

Transport — Equipment & Leasing (0.17%)
GATX Corp (a)	9,805	402

Transport — Marine (0.60%)
Alexander & Baldwin Inc	8,194	429
Overseas Shipholding Group Inc	5,418	403
Tidewater Inc (a)	10,630	581

		1,413

Transport — Truck (0.55%)
Con-way Inc	8,729	372
JB Hunt Transport Services Inc (a)	17,785	493
Werner Enterprises Inc (a)	8,760	167
YRC Worldwide Inc (a)(b)	10,993	270

		1,302

Veterinary Diagnostics (0.31%)
VCA Antech Inc (b)	16,010	737

Vitamins & Nutrition Products (0.16%)
NBTY Inc (b)	10,787	384

Water (0.25%)
Aqua America Inc (a)	25,270	588

Wireless Equipment (0.16%)
Powerwave Technologies Inc (a)(b)	24,921	139
RF Micro Devices Inc (a)(b)	37,021	230

		369

X-Ray Equipment (0.63%)
Hologic Inc (a)(b)	21,829	1,483

TOTAL COMMON STOCKS		$230,514

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (26.14%)
Money Market Funds (26.14%)
BNY Institutional Cash Reserve Fund (d)	$61,746	$61,746

TOTAL SHORT TERM INVESTMENTS		$61,746

REPURCHASE AGREEMENTS (4.24%)
Money Center Banks (4.24%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $5,153,000; 0%; dated 12/13/07-07/25/08)	$5,002	$5,002
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/3 1/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $5,153,000; 0% - 6.13%; dated 12/04/07-08/25/16)	5,003	5,003

		10,005

TOTAL REPURCHASE AGREEMENTS		$10,005

Total Investments		$302,265
Liabilities in Excess of Other Assets, Net - (27.98)%
TOTAL NET ASSETS - 100.00%		(66,084)

		$236,181

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2007

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $757 or 0.32% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$49,345
Unrealized Depreciation	(15,361)

Net Unrealized Appreciation (Depreciation)	33,984
Cost for federal income tax purposes	268,281
All dollar amounts are shown in thousands (000’s)
Future Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:

Midcap 400; December 2007	12	$5,410	$5,472	$62
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	43.57%
Consumer, Non-cyclical	18.57%
Industrial	15.18%
Consumer, Cyclical	12.72%
Energy	9.92%
Technology	9.12%
Basic Materials	6.36%
Communications	6.12%
Utilities	6.12%
Exchange Traded Funds	0.30%
Liabilities in Excess of Other Assets, Net	(27.98%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	2.32%
See accompanying notes

Schedule of Investments
MidCap Stock Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (95.74%)
Airlines (3.83%)
AMR Corp (a)(b)	690,800	$16,579
Continental Airlines Inc (a)(b)	467,200	16,049

		32,628

Auto/Truck Parts & Equipment — Original (2.27%)
Magna International Inc (a)	204,500	19,378

Chemicals — Specialty (4.63%)
Cabot Corp (a)	437,900	15,331
Lubrizol Corp	355,700	24,145

		39,476

Coatings & Paint (2.03%)
Valspar Corp (a)	690,200	17,276

Commercial Banks (2.05%)
Cullen/Frost Bankers Inc	71,900	3,824
TCF Financial Corp (a)	600,400	13,671

		17,495

Commercial Services (2.33%)
Weight Watchers International Inc	388,300	19,897

Computers — Integrated Systems (1.40%)
Diebold Inc	286,300	11,979

Computers — Memory Devices (1.86%)
Network Appliance Inc (b)	502,400	15,821

Computers — Peripheral Equipment (1.98%)
Electronics for Imaging (a)(b)	742,200	16,922

Cosmetics & Toiletries (1.37%)
Estee Lauder Cos Inc/The (a)	266,500	11,699

Data Processing & Management (2.22%)
Fidelity National Information Services	410,923	18,952

Diversified Manufacturing Operations (2.35%)
Teleflex Inc	273,700	20,038

Electric — Integrated (6.17%)
DTE Energy Co (a)	314,200	15,584
Pinnacle West Capital Corp	504,200	20,370
Wisconsin Energy Corp	347,100	16,619

		52,573

Electronic Components — Semiconductors (2.40%)
Microchip Technology Inc	617,500	20,482

Electronic Parts Distribution (2.01%)
Arrow Electronics Inc (b)	429,300	17,163

Enterprise Software & Services (2.03%)
BMC Software Inc (b)	510,900	17,289

Financial Guarantee Insurance (1.76%)
AMBAC Financial Group Inc (a)	280,600	10,334
PMI Group Inc/The (a)	289,500	4,641

		14,975

Food — Dairy Products (0.75%)
Dean Foods Co (a)	230,850	6,411

Machinery Tools & Related Products (2.89%)
Lincoln Electric Holdings Inc	340,900	24,630

Medical — Generic Drugs (1.94%)
Mylan Inc (a)	1,098,425	16,520

Medical — Hospitals (1.78%)
Universal Health Services Inc	311,900	15,205

Medical — Wholesale Drug Distribution (0.69%)
AmerisourceBergen Corp	124,000	5,842

Medical Information Systems (2.19%)
IMS Health Inc	740,282	18,663

Medical Instruments (2.04%)
Edwards Lifesciences Corp (a)(b)	346,000	17,376

Medical Laboratory & Testing Service (2.61%)
Covance Inc (b)	269,600	22,242

Medical Products (0.06%)
PSS World Medical Inc (a)(b)	24,200	489

Multi-Line Insurance (2.74%)
HCC Insurance Holdings Inc	782,900	23,401

Non-Hazardous Waste Disposal (3.70%)
Allied Waste Industries Inc (a)(b)	676,600	8,552
Republic Services Inc (a)	671,450	22,957

		31,509

Office Furnishings — Original (2.28%)
HNI Corp (a)	449,200	19,477

Oil & Gas Drilling (2.13%)
Nabors Industries Ltd (a)(b)	648,200	18,201

Oil Company — Exploration & Production (4.96%)
Cimarex Energy Co	461,400	18,691
Noble Energy Inc	308,200	23,590

		42,281

See accompanying notes

Schedule of Investments
MidCap Stock Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Oil Refining & Marketing (0.12%)
Tesoro Corp (a)	16,600	$1,005

Pharmacy Services (1.38%)
Express Scripts Inc (a)(b)	185,900	11,730

Property & Casualty Insurance (1.87%)
Fidelity National Financial Inc	1,038,038	15,975

Reinsurance (1.63%)
Max Capital Group Ltd (a)	491,300	13,899

REITS — Mortgage (0.08%)
Redwood Trust Inc (a)	25,000	659

REITS — Office Property (1.91%)
Alexandria Real Estate Equities Inc (a)	158,100	16,306

REITS — Regional Malls (1.30%)
General Growth Properties Inc (a)	204,300	11,106

Rental — Auto & Equipment (2.17%)
Aaron Rents Inc (a)	874,000	18,511

Retail — Apparel & Shoe (1.65%)
Nordstrom Inc (a)	356,100	14,045

Retail — Jewelry (2.62%)
Tiffany & Co	412,000	22,322

Retail — Restaurants (1.10%)
Papa John’s International Inc (a)(b)	403,800	9,409

Savings & Loans — Thrifts (2.60%)
Washington Federal Inc (a)	917,650	22,170

Toys (2.01%)
Mattel Inc	818,400	17,096

Transport — Marine (1.85%)
Tidewater Inc (a)	288,700	15,783

TOTAL COMMON STOCKS		$816,306

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (20.37%)
Money Market Funds (20.37%)
BNY Institutional Cash Reserve Fund (c)	$173,696	$173,696

TOTAL SHORT TERM INVESTMENTS		$173,696

REPURCHASE AGREEMENTS (4.24%)
Money Center Banks (4.24%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $18,626,000; 0%; dated 12/13/07-07/25/08)	$18,084	$18,084
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $18,626,000; 0% - 6. 13%; dated 12/04/07-08/25/16)	18,083	18,083

		36,167

TOTAL REPURCHASE AGREEMENTS		$36,167

Total Investments		$1,026,169
Liabilities in Excess of Other Assets, Net — (20.35)%		(173,535)

TOTAL NET ASSETS — 100.00%		$852,634

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$228,117
Unrealized Depreciation	(30,136)

Net Unrealized Appreciation (Depreciation)	197,981
Cost for federal income tax purposes	828,188

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Financial	40.56%
Consumer, Non-cyclical	17.11%
Consumer, Cyclical	15.76%
Technology	14.09%
Industrial	12.80%
Energy	7.21%
Basic Materials	6.66%
Utilities	6.16%
Liabilities in Excess of Other Assets, Net	(20.35%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Mid Cap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (100.09%)
Advertising Agencies (0.19%)
Interpublic Group of Cos Inc (a)(b)	28,100	$291

Aerospace & Defense Equipment (1.53%)
Alliant Techsystems Inc (b)	2,700	298
Goodrich Corp	28,600	1,992

		2,290

Agricultural Chemicals (0.81%)
Mosaic Co/The (a)(b)	17,400	1,215

Airlines (0.21%)
UAL Corp (a)(b)	6,700	321

Apparel Manufacturers (1.70%)
Hanesbrands Inc (b)	45,900	1,425
Phillips-Van Heusen	5,900	282
VF Corp	9,600	836

		2,543

Appliances (0.62%)
Whirlpool Corp (a)	11,700	926

Applications Software (0.19%)
Compuware Corp (b)	28,100	281

Auto — Car & Light Trucks (0.13%)
Ford Motor Co (a)(b)	21,900	194

Auto/Truck Parts & Equipment — Original (0.46%)
Borg Warner Inc	6,500	687

Batteries & Battery Systems (0.35%)
Energizer Holdings Inc (a)(b)	5,000	521

Beverages — Non-Alcoholic (0.25%)
PepsiAmericas Inc	10,300	368

Broadcasting Services & Programming (1.14%)
Discovery Holding Co (b)	21,900	624
Liberty Media Corp — Capital Series A (b)	8,600	1,075

		1,699

Building — Mobile Home & Manufactured Housing (0.15%)
Thor Industries Inc	4,800	230

Chemicals — Diversified (0.69%)
Celanese Corp	16,900	709
FMC Corp	5,700	328

		1,037

Chemicals — Specialty (0.41%)
Lubrizol Corp	9,000	611

Coatings & Paint (0.85%)
Sherwin-Williams Co/The	19,800	1,266

Commercial Banks (4.70%)
Bancorpsouth Inc (a)	9,900	240
Bank of Hawaii Corp	4,800	255
City National Corp/CA	6,900	466
Colonial BancGroup Inc/The	23,280	446
Commerce Bancshares Inc/Kansas City MO (a)	10,600	500
East West Bancorp Inc	6,600	223
First Citizens BancShares Inc/NC	1,000	163
M&T Bank Corp	8,600	855
People’s United Financial Inc	112,236	1,996
South Financial Group Inc/The (a)	59,300	1,225
Synovus Financial Corp	14,100	372
UnionBanCal Corp	5,400	292

		7,033

Commercial Services — Finance (0.24%)
Equifax Inc (a)	9,400	362

Computer Services (1.84%)
Computer Sciences Corp (b)	38,200	2,231
Electronic Data Systems Corp	24,100	520

		2,751

Computers — Integrated Systems (0.24%)
NCR Corp (a)(b)	12,974	358

Computers — Memory Devices (0.22%)
Western Digital Corp (b)	12,600	327

Consumer Products — Miscellaneous (0.21%)
Jarden Corp (a)(b)	8,700	309

Containers — Metal & Glass (0.21%)
Owens-Illinois Inc (b)	7,150	318

Containers — Paper & Plastic (0.14%)
Packaging Corp of America	6,800	216

Cruise Lines (1.39%)
Royal Caribbean Cruises Ltd (a)	48,400	2,075

Data Processing & Management (0.88%)
Fair Isaac Corp (a)	4,800	182
Mastercard Inc (a)	6,000	1,137

		1,319

Distribution & Wholesale (0.76%)
Genuine Parts Co	15,200	746
WW Grainger Inc	4,400	395

		1,141

See accompanying notes

Schedule of Investments
MidCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Diversified Manufacturing Operations (3.65%)
Cooper Industries Ltd	6,800	$356
Crane Co	5,800	275
Eaton Corp	12,150	1,125
ITT Corp	33,496	2,242
Parker Hannifin Corp	12,350	993
Textron Inc	6,900	477

		5,468

E-Commerce — Services (0.36%)
Expedia Inc (a)(b)	16,300	532

Electric — Integrated (8.53%)
Centerpoint Energy Inc	80,300	1,346
Constellation Energy Group Inc	9,900	938
Edison International	26,800	1,557
MDU Resources Group Inc	55,900	1,574
PG&E Corp	31,100	1,522
Pinnacle West Capital Corp	33,400	1,349
PPL Corp	16,680	862
Progress Energy Inc	16,500	792
Xcel Energy Inc (a)	125,600	2,832

		12,772

Electric Products — Miscellaneous (0.11%)
Arnetek Inc	3,638	171

Electronic Components — Semiconductors (0.24%)
Intersil Corp	11,900	361

Electronic Design Automation (0.21%)
Cadence Design Systems Inc (a)(b)	16,300	319

Electronic Parts Distribution (0.42%)
Arrow Electronics Inc (a)(b)	6,400	256
Avnet Inc (b)	9,000	375

		631

Electronics — Military (2.41%)
L-3 Communications Holdings Inc	32,900	3,607

Engines — Internal Combustion (0.52%)
Briggs & Stratton Corp (a)	34,300	772

Fiduciary Banks (0.55%)
Bank of New York Mellon Corp/The	4,300	210
Northern Trust Corp	4,290	323
Wilmington Trust Corp	7,997	291

		824

Finance — Commercial (0.60%)
CIT Group Inc	25,300	892

Financial Guarantee Insurance (0.38%)
MBIA Inc (a)	13,300	572

Food — Confectionery (0.37%)
JM Smucker Co/The (a)	10,400	556

Food — Miscellaneous/Diversified (1.03%)
Corn Products International Inc	14,700	625
HJ Heinz Co	19,600	917

		1,542

Food — Retail (0.37%)
Safeway Inc	16,400	558

Funeral Services & Related Items (0.59%)
Service Corp International/US	60,900	881

Gas — Distribution (1.43%)
AGL Resources Inc	13,400	530
Energen Corp	13,100	838
Southern Union Co	24,700	778

		2,146

Home Decoration Products (0.32%)
Newell Rubbermaid Inc	16,500	481

Hospital Beds & Equipment (1.21%)
Hillenbrand Industries Inc (a)	32,700	1,806

Human Resources (0.15%)
Hewitt Associates Inc (a)(b)	6,400	226

Independent Power Producer (1.82%)
Dynegy Inc (a)(b)	70,700	651
Mirant Corp (a)(b)	14,500	614
NRG Energy Inc (b)	8,600	393
Reliant Energy Inc (b)	38,700	1,065

		2,723

Instruments — Scientific (0.23%)
PerkinElmer Inc	12,400	341

Insurance Brokers (1.55%)
AON Corp	15,400	698
Willis Group Holdings Ltd	38,300	1,621

		2,319

Internet Security (0.14%)
McAfee Inc (b)	4,950	205

Investment Management & Advisory Services (1.17%)
Ameriprise Financial Inc	20,900	1,316
BlackRock Inc/New York (a)	2,100	435

		1,751

See accompanying notes

Schedule of Investments
MidCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Life & Health Insurance (1.41%)
Cigna Corp	3,430	$180
Lincoln National Corp	2,200	137
Nationwide Financial Services (a)	7,800	419
Protective Life Corp	6,400	275
Reinsurance Group of America Inc	8,600	491
Unum Group	26,400	616

		2,118

Machinery — Construction & Mining (0.26%)
Terex Corp (b)	5,300	393

Machinery — General Industry (0.29%)
Gardner Denver Inc (a)(b)	11,800	426

Medical — Biomedical/Gene (0.18%)
Invitrogen Corp (b)	2,900	264

Medical — Drugs (0.60%)
Valeant Pharmaceuticals International (a)	61,300	892

Medical — Generic Drugs (0.18%)
Watson Pharmaceuticals Inc (b)	8,600	263

Medical — HMO (1.90%)
Coventry Health Care Inc (b)	43,900	2,647
Health Net Inc (b)	3,800	204

		2,851

Medical — Wholesale Drug Distribution (0.46%)
AmerisourceBergen Corp	14,700	693

Medical Laboratory & Testing Service (0.91%)
Quest Diagnostics Inc (a)	25,500	1,356

Metal Processors & Fabrication (0.38%)
Commercial Metals Co	17,900	562

Motion Pictures & Services (0.41%)
DreamWorks Animation SKG Inc (b)	18,700	609

Multi-Line Insurance (2.26%)
American Financial Group Inc/OH	18,200	544
Genworth Financial Inc	23,500	641
HCC Insurance Holdings Inc	22,100	661
XL Capital Ltd	21,400	1,540

		3,386

Networking Products (0.27%)
Juniper Networks Inc (b)	11,100	400

Office Automation & Equipment (1.35%)
Pitney Bowes Inc	23,100	925
Xerox Corp	62,900	1,097

		2,022

Office Supplies & Forms (1.12%)
Avery Dennison Corp	29,000	1,679

Oil Company — Exploration & Production (3.34%)
Continental Resources Inc/OK (b)	20,400	480
Murphy Oil Corp	46,600	3,431
Noble Energy Inc	14,300	1,094

		5,005

Oil Company — Integrated (1.45%)
Hess Corp	20,100	1,440
Marathon Oil Corp	12,400	733

		2,173

Oil Field Machinery & Equipment (0.63%)
Cameron International Corp (a)(b)	3,200	312
National Oilwell Varco Inc (b)	8,700	637

		949

Oil Refining & Marketing (0.59%)
Frontier Oil Corp	19,300	884

Pharmacy Services (0.78%)
Omnicare Inc	39,400	1,162

Photo Equipment & Supplies (0.37%)
Eastman Kodak Co	19,400	556

Pipelines (1.42%)
El Paso Corp	120,500	2,128

Printing — Commercial (0.58%)
RR Donnelley & Sons Co	21,700	874

Property & Casualty Insurance (0.68%)
Arch Capital Group Ltd (b)	8,000	598
Philadelphia Consolidated Holding Co (b)	10,220	417

		1,015

Publishing — Periodicals (1.11%)
Idearc Inc (a)	61,500	1,659

Regional Banks (1.41%)
Comerica Inc	12,698	593
Huntington Bancshares Inc/OH	31,400	562
Keycorp	33,600	956

		2,111

Reinsurance (1.59%)
Axis Capital Holdings Ltd	50,400	2,003
Endurance Specialty Holdings Ltd	5,900	231
See accompanying notes

Schedule of Investments
MidCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Reinsurance (continued)
Everest Re Group Ltd	1,300	$139

		2,373

REITS — Apartments (0.80%)
AvalonBay Communities Inc	6,900	846
Essex Property Trust Inc (a)	2,900	358

		1,204

REITS — Diversified (0.20%)
Vornado Realty Trust	2,700	302

REITS — Healthcare (0.26%)
Ventas Inc (a)	9,100	390

REITS — Hotels (0.88%)
Hospitality Properties Trust	9,800	388
Host Hotels & Resorts Inc	41,700	924

		1,312

REITS — Mortgage (2.14%)
Annaly Capital Management Inc	187,200	3,199

REITS — Office Property (1.70%)
American Financial Realty Trust (a)	75,000	505
Boston Properties Inc	11,000	1,192
SL Green Realty Corp (a)	7,000	845

		2,542

REITS — Regional Malls (0.78%)
General Growth Properties Inc (a)	12,200	663
Taubman Centers Inc (a)	8,500	501

		1,164

REITS — Warehouse & Industrial (2.41%)
AMB Property Corp	10,900	712
First Industrial Realty Trust Inc (a)	47,800	1,948
Prologis	13,300	954

		3,614

Retail — Apparel & Shoe (0.42%)
Gap Inc/The	33,100	626

Retail — Auto Parts (1.13%)
Advance Auto Parts Inc	49,700	1,696

Retail — Computer Equipment (0.16%)
GameStop Corp (a)(b)	4,100	243

Retail — Consumer Electronics (0.18%)
RadioShack Corp (a)	13,400	276

Retail — Discount (1.42%)
BJ’s Wholesale Club Inc (b)	15,700	563
Dollar Tree Stores Inc (a)(b)	5,500	211
Family Dollar Stores Inc	53,400	1,354

		2,128

Retail — Office Supplies (0.51%)
Office Depot Inc (b)	40,400	758

Savings & Loans — Thrifts (0.68%)
New York Community Bancorp Inc	54,300	1,011

Semiconductor Component — Integrated Circuits (0.25%)
Integrated Device Technology Inc (b)	28,300	380

Steel — Producers (1.64%)
Reliance Steel & Aluminum Co	12,600	735
Steel Dynamics Inc (a)	18,400	979
United States Steel Corp	6,800	734

		2,448

Telecommunication Equipment (0.25%)
ADC Telecommunications Inc (b)	11,900	223
Harris Corp	2,609	158

		381

Telecommunication Services (0.38%)
Embarq Corp	10,800	572

Telephone — Integrated (0.69%)
Century Tel Inc	10,800	476
Qwest Communications International Inc (a)(b)	78,080	560

		1,036

Theaters (0.24%)
Regal Entertainment Group (a)	15,900	359

Tobacco (4.35%)
Loews Corp — Carolina Group	37,779	3,241
Reynolds American Inc (a)	31,000	1,997
UST Inc (a)	24,000	1,280

		6,518

Tools — Hand Held (1.96%)
Snap-On Inc	13,500	674
Stanley Works/The (a)	39,300	2,261

		2,935

Toys (0.55%)
Hasbro Inc	27,700	827

Transport — Rail (0.10%)
CSX Corp	3,400	152

Transport — Services (0.95%)
Ryder System Inc	29,700	1,421
See accompanying notes

Schedule of Investments
Mid Cap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Transport — Truck (0.11%)
Con-way Inc	4,000	$170

Vitamins & Nutrition Products (0.15%)
NBTY Inc (b)	6,200	221

TOTAL COMMON STOCKS		$149,833

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (14.80%)
Commercial Paper (0.10%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/1/2007	$156	$156

Money Market Funds (14.70%)
BNY Institutional Cash Reserve Fund (c)	22,001	22,001

TOTAL SHORT TERM INVESTMENTS		$22,157

Total Investments		$171,990
Liabilities in Excess of Other Assets, Net — (14.89)%		(22,288)

TOTAL NET ASSETS — 100.00%		$149,702

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$19,802
Unrealized Depreciation	(5,754)

Net Unrealized Appreciation (Depreciation)	14,048
Cost for federal income tax purposes	157,942

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Financial	40.94%
Consumer, Non-cyclical	15.62%
Industrial	14.00%
Utilities	11.78%
Consumer, Cyclical	10.77%
Energy	7.44%
Technology	5.42%
Communications	4.53%
Basic Materials	4.39%
Liabilities in Excess of Other Assets, Net	(14.89%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount (000’s)	Value (000’s)
COMMERCIAL PAPER (77.64%)
Agricultural Operations (1.75%)
Cargill Inc
4.85%, 11/2/2007	$2,525	$2,525
5.50%, 11/13/2007	13,000	12,976
5.40%, 11/15/2007	8,325	8,307
4.84%, 1/24/2008	11,000	10,876
4.72%, 3/20/2008	10,000	9,816

		44,500

Asset Backed Securities (2.46%)
CAFCO
5.25%, 11/1/2007	12,970	12,970
5.29%, 11/16/2007	10,000	9,978
4.98%, 12/10/2007	8,650	8,603
4.88%, 1/16/2008	12,000	11,876
4.77%, 1/29/2008	7,230	7,145
FCAR Owner Trust I
5.24%, 11/15/2007	11,900	11,876

		62,448

Auto — Car & Light Trucks (0.28%)
BMW US Capital Corp
4.72%, 12/11/2007	7,110	7,073

Beverages — Non-Alcoholic (1.84%)
Coca-cola Co
5.24%, 11/27/2007	12,000	11,955
5.24%, 11/28/2007	11,900	11,853
5.20%, 11/29/2007	12,000	11,951
5.20%, 12/7/2007	11,000	10,943

		46,702

Chemicals — Diversified (1.67%)
BASF AG
5.15%, 1/10/2008	11,000	10,890
5.19%, 1/10/2008	10,000	9,899
4.73%, 1/25/2008	10,000	9,888
4.63%, 2/1/2008	12,000	11,858

		42,535

Commercial Banks (10.85%)
Calyon North America
5.36%, 11/9/2007	10,000	9,988
4.965%, 11/21/2007	10,000	9,972
5.46%, 12/13/2007	15,000	14,904
Nordea North America
5.49%, 11/2/2007	10,000	9,999
5.34%, 1/3/2008	10,000	9,907
5.47%, 1/8/2008	11,000	10,886
4.97%, 2/19/2008	10,000	9,848
4.89%, 3/7/2008	10,000	9,828
Skandinaviska Enskilda Banken
5.16%, 11/2/2007	11,000	10,998
5.59%, 11/13/2007	10,000	9,981
5.07%, 1/25/2008	6,560	6,481
5.095%, 2/6/2008	9,000	8,876
Societe Generate North America Inc
5.165%, 11/5/2007	10,890	10,884
5.42%, 11/7/2007	7,190	7,184
5.20%, 12/11/2007	8,000	7,954
5.02%, 12/27/2007	10,000	9,922
4.90%, 1/22/2008	6,760	6,685
4.85%, 2/4/2008	7,300	7,207
Svenska Handelsbanken
5.60%, 12/7/2007	10,900	10,839
5.045%, 1/15/2008	10,100	9,994
5.04%, 1/17/2008	12,000	11,871
Toronto — Dominion Holdings
5.05%, 1/7/2008	10,000	9,906
5.07%, 1/15/2008	8,890	8,796
5.06%, 1/31/2008	9,900	9,773
5.02%, 2/28/2008	11,000	10,817
Westpac Banking Corp
5.47%, 11/1/2007	11,220	11,220
5.225%, 11/20/2007	11,250	11,219
5.35%, 12/17/2007	10,000	9,932

		275,871

Cosmetics & Toiletries (0.82%)
Procter & Gamble
4.75%, 12/5/2007	9,900	9,856
4.46%, 2/7/2008	11,100	10,965

		20,821

Diversified Financial Services (1.60%)
General Electric Capital
5.18%, 11/19/2007	8,100	8,079
4.76%, 11/20/2007	8,325	8,304
4.74%, 1/18/2008	7,000	6,928
4.82%, 1/29/2008	7,500	7,411
4.80%, 2/8/2008	10,000	9,868

		40,590

Diversified Manufacturing Operations (0.39%)
General Electric
5.24%, 12/6/2007	10,000	9,949

Finance — Auto Loans (3.18%)
Paccar Financial
5.25%, 11/19/2007	10,000	9,974
4.99%, 12/20/2007	12,000	11,918
4.73%, 12/27/2007	9,000	8,934
Toyota Motor Credit
5.26%, 11/14/2007	7,070	7,057
5.30%, 11/29/2007	8,000	7,967
5.28%, 11/30/2007	3,975	3,958
See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount (000’s)	Value (000’s)
COMMERCIAL PAPER (continued)
Finance — Auto Loans (continued)
Toyota Motor Credit (continued)
5.22%, 12/4/2007	$10,000	$9,952
4.78%, 1/16/2008	9,000	8,909
4.51%, 2/27/2008	12,340	12,158

		80,827

Finance — Commercial (0.47%)
CIT Group
5.24%, 11/20/2007	12,000	11,967

Finance — Consumer Loans (3.75%)
American General Finance
4.59%, 1/28/2008	6,900	6,823
4.92%, 1/28/2008	11,200	11,065
HSBC Finance
5.25%, 11/7/2007	10,000	9,991
5.69%, 11/7/2007	10,000	9,991
5.30%, 12/5/2007	4,875	4,851
4.78%, 12/17/2007	12,000	11,927
4.90%, 12/18/2007	8,900	8,843
John Deere Capital Corp
4.77%, 12/11/2007	10,100	10,046
4.72%, 1/7/2008	10,000	9,912
4.72%, 2/1/2008	12,000	11,855

		95,304

Finance — Credit Card (1.21%)
American Express Credit
4.79%, 11/30/2007	11,000	10,957
5.03%, 12/19/2007	11,000	10,926
4.79%, 12/28/2007	9,000	8,932

		30,815

Finance — Investment Banker & Broker (8.98%)
Citigroup Funding
5.40%, 12/13/2007	13,000	12,918
Goldman Sachs Group
4.83%, 1/16/2008	7,810	7,730
Goldman Sachs Group LP
4.82%, 1/23/2008	13,000	12,856
ING U.S. Funding
5.21%, 11/6/2007	13,000	12,991
5.04%, 1/18/2008	11,900	11,770
JP Morgan & Co Inc
4.85%, 12/20/2007	10,000	9,934
JP Morgan Chase
5.26%, 11/14/2007	15,000	14,971
4.75%, 11/16/2007	7,655	7,640
5.20%, 12/10/2007	8,350	8,303
5.03%, 1/22/2008	7,000	6,920
Merrill Lynch & Co Inc
5.02%, 12/18/2007	7,210	7,163
4.82%, 12/19/2007	10,740	10,671
4.75%, 1/15/2008	10,480	10,376
4.70%, 1/30/2008	12,440	12,294
Morgan Stanley
5.55%, 11/8/2007	10,000	9,989
5.48%, 11/21/2007	4,700	4,686
5.45%, 12/13/2007	11,000	10,930
5.13%, 12/31/2007	36,725	36,725
5.62%, 1/2/2008	9,490	9,398
5.62%, 1/4/2008	10,000	9,900

		228,165

Finance — Leasing Company (2.46%)
International Lease Finance
5.26%, 11/6/2007	10,000	9,993
4.96%, 11/27/2007	11,000	10,960
4.73%, 1/9/2008	8,230	8,155
4.62%, 1/22/2008	10,000	9,895
4.80%, 1/24/2008	12,000	11,866
River Fuel Funding
4.69%, 1/31/2008	11,800	11,660

		62,529

Finance — Other Services (5.05%)
ABN-AMRO North America Finance Inc
5.195%, 11/30/2007	13,800	13,742
5.19%, 12/10/2007	13,510	13,434
5.08%, 1/10/2008	10,000	9,901
5.05%, 1/14/2008	9,000	8,906
Commoloco
5.20%, 12/5/2007	9,000	8,956
4.90%, 1/24/2008	12,000	11,863
CRC Funding
5.08%, 11/14/2007	11,000	10,980
4.74%, 1/7/2008	12,000	11,894
5.01%, 1/17/2008	10,565	10,452
Private Export Funding
5.24%, 11/9/2007	12,000	11,986
5.01%, 12/18/2007	6,750	6,706
4.77%, 1/28/2008	9,800	9,686

		128,506

Food — Miscellaneous/Diversified (1.67%)
Unilever Capital
5.26%, 11/28/2007	10,620	10,578
5.28%, 12/3/2007	12,670	12,610
5.30%, 12/7/2007	7,410	7,371
5.26%, 12/14/2007	12,000	11,925

		42,484

Life & Health Insurance (1.45%)
Prudential PLC
5.26%, 11/1/2007	8,590	8,590
See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount (000’s)	Value (000’s)
COMMERCIAL PAPER (continued)
Life & Health Insurance (continued)
Prudential PLC (continued)
4.90%, 11/2/2007	$9,900	$9,899
5.70%, 11/8/2007	10,000	9,989
5.05%, 12/5/2007	3,370	3,354
5.325%, 1/25/2008	5,000	4,937

		36,769

Medical — Drugs (1.90%)
Astrazeneca PLC
4.90%, 1/11/2008	11,800	11,686
4.95%, 1/11/2008	10,000	9,902
5.22%, 1/14/2008	14,000	13,850
4.80%, 2/21/2008	13,000	12,806

		48,244

Medical — Hospitals (0.28%)
Catholic Healthcare Initiatives
5.00%, 12/11/2007	7,000	7,001

Money Center Banks (7.37%)
Allied Irish Bank
5.55%, 12/4/2007	13,000	12,934
Bank of America
5.20%, 11/1/2007	10,000	10,000
5.40%, 11/16/2007	10,870	10,846
5.42%, 12/4/2007	10,300	10,249
4.98%, 1/2/2008	11,000	10,906
5.02%, 1/2/2008	8,700	8,625
Bank of Scotland PLC
5.03%, 2/12/2008	8,900	8,772
4.70%, 2/26/2008	5,940	5,849
BNP Paribas Finance
5.51%, 12/11/2007	10,000	9,939
5.51%, 12/12/2007	10,000	9,937
5.31%, 1/9/2008	14,150	14,006
4.85%, 2/5/2008	7,000	6,909
HBOS Treasury Services
5.45%, 11/5/2007	11,000	10,993
5.43%, 12/17/2007	11,000	10,924
UBS Finance Delaware LLC
5.21%, 11/14/2007	12,900	12,876
5.39%, 11/23/2007	6,000	5,980
5.21%, 12/6/2007	9,000	8,954
5.025%, 1/24/2008	8,000	7,906
4.815%, 2/22/2008	11,000	10,834

		187,439

Multimedia (1.28%)
Walt Disney Co
4.84%, 1/14/2008	12,000	11,881
4.81%, 1/22/2008	9,000	8,901
4.80%, 1/29/2008	11,900	11,759

		32,541

Oil Company — Integrated (3.18%)
BP Capital Markets PLC
4.96%, 11/19/2007	10,000	9,975
4.75%, 11/27/2007	6,580	6,557
4.75%, 11/29/2007	6,950	6,924
4.76%, 2/4/2008	13,000	12,837
4.74%, 3/27/2008	10,000	9,807
Total Capital
5.37%, 12/6/2007	15,000	14,922
4.75%, 12/21/2007	9,000	8,941
4.79%, 12/31/2007	11,000	10,912

		80,875

Regional Banks (0.45%)
Wells Fargo & Co
4.65%, 11/23/2007	11,500	11,467

Retail — Discount (1.19%)
Wal-Mart Stores
4.72%, 12/26/2007	7,450	7,396
4.72%, 1/8/2008	23,000	22,795

		30,191

Special Purpose Entity (8.18%)
American Honda Finance Corp
5.28%, 11/8/2007	10,050	10,040
Barclays U.S. Funding
5.225%, 11/13/2007	10,000	9,983
5.415%, 11/26/2007	20,905	20,828
5.60%, 11/26/2007	9,325	9,289
5.08%, 12/31/2007	9,000	8,924
Charta LLC
4.83%, 11/28/2007	10,000	9,964
5.50%, 11/29/2007	5,450	5,429
4.88%, 12/14/2007	12,300	12,228
Coop Association of Tractor Dealers
5.28%, 11/5/2007	9,300	9,295
Galaxy Funding
5.30%, 11/6/2007	12,000	11,991
Grampian Funding
5.22%, 12/12/2007	12,000	11,929
5.20%, 1/11/2008	10,000	9,897
Prudential Funding Corp
5.25%, 12/7/2007	11,000	10,942
Scaldis Capital
5.22%, 11/9/2007	15,283	15,265
5.45%, 12/10/2007	11,462	11,394
Stanfield Victoria Funding
5.16%, 11/21/2007 (a)	7,000	6,980
Whistlejacket Capital Ltd
5.24%, 11/15/2007 (a)	13,000	12,973
Yorktown Capital
5.07%, 12/5/2007	10,000	9,952
See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
COMMERCIAL PAPER (continued)
Special Purpose Entity (continued)
Yorktown Capital (continued)
4.85%, 1/18/2008	$10,800	$10,686

		207,989

Supranational Bank (1.98%)
Corp Andina de Fomento
5.59%, 12/12/2007	10,000	9,936
5.14%, 1/4/2008	12,000	11,890
5.04%, 2/14/2008	7,960	7,843
5.05%, 2/15/2008	12,000	11,822
5.02%, 2/25/2008	9,000	8,854

		50,345

Telephone — Integrated (1.64%)
Telstra Corp
5.38%, 11/7/2007	8,650	8,642
5.15%, 12/3/2007	9,420	9,377
5.05%, 1/9/2008	11,900	11,785
4.68%, 1/24/2008	12,000	11,869

		41,673

Tools — Hand held (0.31%)
Stanley Works
4.74%, 12/3/2007	7,890	7,857

TOTAL COMMERCIAL PAPER		$1,973,477

CERTIFICATE OF DEPOSIT (1.29%)
Commercial Banks (1.29%)
Citibank NA
4.94%, 1/23/2008	10,800	10,800
4.75%, 1/29/2008	12,000	12,000
4.75%, 1/30/2008	10,100	10,100

		32,900

TOTAL CERTIFICATE OF DEPOSIT		$32,900

FUNDING AGREEMENTS (2.40%)
Financial Guarantee Insurance (2.40%)
ING Funding Agreement
5.40%, 12/3/2007 (a)	25,000	25,000
New York Life Funding Agreement
5.37%, 2/ 1/2008 (a)(b)	36,000	36,000

		61,000

TOTAL FUNDING AGREEMENTS		$61,000

BONDS (12.09%)
Aerospace & Defense (0.19%)
General Dynamics Corp
3.00%, 5/15/2008	4,840	4,778

Asset Backed Securities (0.41%)
Caterpillar Financial Asset Trust
5.67%, 4/25/2008	4,474	4,474

CNH Equipment Trust
5.26%, 12/17/2007(b)	2,009	2,009
5.82%, 4/15/2008	4,036	4,036

		10,519

Auto — Car & Light Trucks (0.13%)
BMW US Capital LLC
5.12%, 11/5/2007(c)	3,300	3,300

Automobile Sequential (2.09%)
AmeriCredit Automobile Receivables Trust
5.32%, 11/6/2007(b)	907	907
Americredit Prime Automobile Receivable Trust
5.27%, 4/8/2008	12,400	12,400
BMW Vehicle Lease Trust
5.06%, 7/15/2008(d)	8,400	8,400
Capital Auto Receivables Asset Trust
5.37%, 2/15/2008(c)	2,253	2,253
Carmax Auto Owner Trust
5.84%, 3/17/2008	4,920	4,920
Harley-Davidson Motorcycle Trust
5.59%, 3/17/2008	5,972	5,972
Honda Auto Receivables Owner Trust
5.56%, 4/15/2008(b)	1,694	1,694
Hyundai Auto Receivables Trust
5.29%, 4/15/2008	2,561	2,561
Merrill Auto Trust Securitization
5.35%, 2/15/2008	4,875	4,875
Triad Auto Receivables Owner Trust
5.30%, 11/12/2007	1,145	1,145
Wachovia Auto Loan Owner Trust
5.34%, 12/20/2007	2,212	2,212
World Omni Auto Receivables Trust
5.68%, 4/15/2008	5,876	5,876

		53,215

Chemicals — Diversified (0.24%)
BASF Finance Europe NV
5.17%, 10/17/2008(c)	6,100	6,100

Commercial Banks (0.67%)
BES Finance Ltd
5.17%, 11/2/2007(c)	9,000	9,000
Skandinaviska Enskilda Banken AB
5.18%, 12/24/2007 (b)(c)	8,000	8,000

		17,000

Finance — Consumer Loans (0.53%)
HSBC Finance Corp
6.40%, 6/17/2008	5,100	5,129
John Deere Capital Corp
5.38%, 12/27/2007 (b)	8,335	8,335

		13,464

Finance — Investment Banker & Broker (1.10%)
Bear Stearns Cos Inc/The
4.00%, 1/31/2008	5,710	5,688
See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Finance — Investment Banker & Broker (continued)
Goldman Sachs Group LP
5.08%, 1/25/2008 (b)(c)	$13,000	$13,000
JPMorgan Chase & Co
5.11%, 11/2/2007(b)	2,500	2,500
Lehman Brothers Holdings Inc
5.36%, 12/27/2007(b)	6,860	6,860

		28,048

Medical — Hospitals (0.51%)
Portland Clinic LLP/The
4.87%, 11/20/2027	12,960	12,960

Medical — Outpatient & Home Medical Care (0.26%)
Everett Clinic PS
4.97%, 5/1/2022	6,600	6,600

Money Center Banks (0.35%)
Allied Irish Bank
5.00%, 11/19/2007(c)	9,000	9,000

Property & Casualty Insurance (0.20%)
Chubb Corp
4.93%, 11/16/2007	5,000	4,999

Special Purpose Entity (5.41%)
Advance Packaging Corp
4.92%, 10/1/2036	10,825	10,825
Aerospace Corp
4.84%, 6/1/2036(c)	50,000	50,000
Allstate Global Life Funding Trust
5.13%, 11/5/2007	3,200	3,200
Chatham Capital Corp
4.92%, 11/1/2028	11,080	11,080
Corporate Finance Managers Inc
4.92%, 2/2/2043	16,315	16,315
Forward Corp
4.92%, 12/1/2030	3,815	3,815
Foster/Schweihofer Real Estate Co LLC
4.95%, 9/20/2033	6,475	6,475
National Coney Island Financial LLC
4.92%, 10/1/2030	6,400	6,400
NGSP Inc
4.90%, 6/1/2046	20,000	20,000
Pineview Estates LC
4.92%, 1/1/2023	5,140	5,140
Rockwood Quarry LLC
4.92%, 12/1/2022	4,200	4,200

		137,450

TOTAL BONDS		$307,433

TAX-EXEMPT BONDS (6.60%)
Alaska (0.15%)
Four Dam Pool Power Agency Dexia
4.87%, 7/1/2026	3,730	3,730

Arizona (0.44%)
Glendale Industrial Development Authority Bank of New York
4.90%, 7/1/2035	7,495	7,495
Tucson Airport Authority Inc/AZ Bank of America
4.90%, 12/1/2018	3,635	3,635

		11,130

California (2.15%)
Abag Finance Authority for Nonprofit Co
4.85%, 11/1/2031	2,000	2,000
Alameda County Industrial Development Authority Comerica Bank
4.90%, 4/1/2034	545	545
California Statewide Communities Development Fannie Mae
4.88%, 8/15/2034	900	900
City of Fairfield CA Landesbank Hessen-Thueringen
4.85%, 6/1/2034	2,000	2,000
4.85%, 6/1/2034	2,700	2,700
City of Long Beach CA Allied Irish Bank
4.90%, 11/1/2030	2,900	2,900
City of Richmond CA Fannie Mae
4.87%, 8/15/2037	3,200	3,200
City of Santa Rosa CA Landesbank Hessen- Thueringen
4.85%, 9/1/2024	4,740	4,740
Kern Water Bank Authority Wells Fargo
4.92%, 7/1/2028	2,700	2,700
San Jose Redevelopment Agency/CA JP Morgan Chase
4.70%, 8/1/2028	32,950	32,950

		54,635

Colorado (0.33%)
Colorado Housing & Finance Authority /CO Wells Fargo
4.92%, 4/1/2029	885	885
County of Kit Carson CO Wells Fargo
5.05%, 6/1/2027	2,100	2,100
County of Montrose CO Wells Fargo
4.92%, 6/1/2010	400	400
Sheridan Redevelopment Agency Citibank NA
4.88%, 12/1/2029	5,000	5,000

		8,385

Georgia (0.45%)
Savannah College of Art & Design Inc Bank of America
4.90%, 4/1/2024	2,300	2,300
See accompanying notes

Schedule of Investments
Money Market Fund
October 31,2007

	Principal
	Amount	Value
	(000’s)	(000’s)
TAX-EXEMPT BONDS (continued)
Georgia (continued)
South Fulton Municipal Regional Jail Authority MBIA
4.75%, 11/1/2017	$9,100	$9,100

		11,400

Illinois (0.73%)
Memorial Health System/IL JP Morgan Chase
5.05%, 10/1/2024	18,635	18,635

Kentucky (0.09%)
Florence KY Fifth Third Bank
4.94%, 4/15/2035	2,400	2,400

Michigan (0.34%)
Michigan State Housing Development Authority MBIA
4.85%, 6/1/2030	8,570	8,570

Minnesota (0.08%)
City of Plymouth MN FSA
5.05%, 6/1/2024	2,165	2,165

New Mexico (0.19%)
County of Bernalillo NM Bank of America
4.90%, 9/1/2030	4,775	4,775

New York (0.22%)
New York City Housing Development Corp Landesbank Hessen-Thueringen
4.70%, 6/1/2039	5,500	5,500

North Carolina (0.35%)
North Carolina Capital Facilities Finance Bank of America
4.90%, 9/1/2018	9,005	9,005

Oklahoma (0.25%)
University Hospital Bank of America
4.75%, 8/15/2021	6,260	6,260

Oregon (0.05%)
Lake Oswego Redevelopment Agency/OR Wells Fargo
4.92%, 6/1/2020	1,285	1,285

Utah (0.27%)
Utah Telecommunication Open Infrastructure Bank of America
4.90%, 7/15/2026	6,800	6,800

Washington (0.51%)
Washington State Housing Finance Commission Bank of America
4.89%, 3/15/2039	2,185	2,185
4.88%, 12/1/2040	2,020	2,020
Washington State Housing Finance Commission Fannie Mae
4.88%, 9/1/2028	1,405	1,405
4.87%, 9/15/2037	2,730	2,730
4.87%, 12/15/2037	3,855	3,855
Washington State Housing Finance Commission US Bank
5.10%, 12/1/2028	760	760

		12,955

TOTAL TAX-EXEMPT BONDS		$167,630

Total Investments		$2,542,440
Liabilities in Excess of Other Assets, Net — (0.02)%		(440)

TOTAL NET ASSETS - 100.00%		$2,542,000

(a)	Security is Illiquid

(b)	Variable Rate

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $100,653 or 3.96% of net assets.

(d)	Security purchased on a when-issued basis.

Portfolio Summary (unaudited)
Sector	Percent
Financial	68.94%
Consumer, Non-cyclical	9.02%
Revenue	5.09%
Asset Backed Securities	4.96%
Energy	3.18%
Communications	2.92%
Basic Materials	1.91%
Consumer, Cyclical	1.60%
Insured	1.26%
Industrial	0.89%
Tax Allocation	0.25%
Liabilities in Excess of Other Assets, Net	(0.02%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (25.62%)
Finance — Mortgage Loan/Banker (8.36%)
Fannie Mae
9.00%, 5/25/2020	$80	$85
5.00%, 2/25/2027	5,804	281
5.47%, 4/25/2027 (a)	72	72
5.50%, 2/25/2032	21,000	20,959
7.00%, 4/25/2032	7,915	8,208
Fannie Mae Grantor Trust
7.30%, 5/25/2010	7,000	7,421
Fannie Mae Interest Strip
7.00%, 4/1/2024	368	79
Fannie Mae REMICS
5.50%, 12/25/2035 (a)	21,990	21,480
Freddie Mac
6.00%, 6/15/2017	12,122	12,224
6.02%, 2/15/2021 (a)	115	115
6.50%, 8/15/2027	529	536
5.00%, 9/15/2027	17,627	1,455
6.50%, 5/15/2030	6,772	6,807
6.00%, 6/15/2030	1,303	1,307
6.50%, 6/15/2031	4,093	4,143
5.50%, 10/15/2031	25,000	25,039
4.50%, 5/15/2032	4,288	4,199
5.50%, 1/15/2033	9,000	8,935
5.50%, 4/15/2033 (a)	15,000	14,772
LF Rothschild Mortgage Trust
9.95%, 9/1/2017	47	50

		138,167

Mortgage Backed Securities (14.27%)
Bane of America Mortgage Securities Inc
4.75%, 8/25/2033	21,500	21,247
5.50%, 5/25/2034	11,798	11,623
Chase Mortgage Finance Corp
6.00%, 5/25/2035	21,000	20,542
Countrywide Alternative Loan Trust
4.00%, 8/25/2033	2,727	2,693
Countrywide Home Loan Mortgage Pass Through Certificates
5.00%, 11/25/2018	14,893	14,582
5.25%, 5/25/2034	21,500	20,958
5.75%, 12/25/2035	21,989	21,487
CS First Boston Mortgage Securities Corp
5.75%, 4/25/2033	9,637	9,514
4.50%, 6/25/2033	6,655	6,587
6.00%, 12/25/2033	5,925	5,948
GSR Mortgage Loan Trust
5.00%, 5/25/2033	5,191	5,176
6.00%, 2/25/2035	11,644	11,703
MASTR Alternative Loans Trust
5.39%, 1/25/2020 (a)	19,291	19,211
Prime Mortgage Trust
4.75%, 11/25/2019	17,571	17,071
4.75%, 10/25/2020 (a)	16,458	15,976
Residential Funding Mortgage Securities
5.50%, 12/25/2033	17,000	16,728
Structured Asset Securities Corp
5.00%, 5/25/2035	15,809	14,915

		235,961

Sovereign Agency (2.99%)
Federal National Mortgage Association
3.25%, 1/15/2008	10,000	9,966
5.80%, 7/16/2013 (a)	18,000	18,035
6.00%, 2/3/2020	20,000	19,963
6.21%, 8/6/2038	1,250	1,438

		49,402

TOTAL BONDS		$423,530

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (72.55%)
Federal Home Loan Mortgage Corporation (FHLMC) (35.98%)
9.00%, 12/1/2008	4	4
6.50%, 2/1/2011	23	24
6.50%, 3/1/2011	110	113
6.50%, 3/1/2011	20	20
6.50%, 3/1/2011	80	82
6.50%, 3/1/2011	210	215
6.50%, 4/1/2011	4	5
6.50%, 4/1/20 11	45	46
8.75%, 1/1/2013	1	1
7.50%, 3/1/2013	1,549	1,588
9.00%, 9/1/2016	7	7
6.50%, 11/1/2016	829	852
9.00%, 1/1/2017	2	3
6.00%, 4/1/2017	1,451	1,478
6.00%, 4/1/2017	1,705	1,737
6.00%, 5/1/2017	1,874	1,909
9.00%, 5/1/2017	2	2
4.50%, 4/1/2018	7,252	7,033
5.00%, 4/1/2018	7,077	7,001
4.00%, 8/1/2018	12,513	11,869
5.50%, 11/1/2018	6,581	6,609
4.50%, 1/1/2019	13,081	12,685
8.50%, 4/1/2019	27	28
4.50%, 7/1/2019	15,649	15,153
5.50%, 7/1/2019	7,835	7,858
9.00%, 5/1/2021	6	6
9.00%, 9/1/2021	4	4
6.50%, 12/1/2021	2,666	2,753
9.00%, 1/1/2022	8	9
6.50%, 4/1/2022	2,464	2,545
See accompanying notes

Schedule of Investments
Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)
6.50%, 5/1/2022	$1,632	$1,684
9.00%, 8/1/2022	3	3
6.50%, 5/1/2023	216	222
6.50%, 7/1/2023	14	14
6.50%, 1/1/2024	33	34
5.50%, 6/1/2024	15,964	15,874
7.00%, 7/1/2024	19	20
6.50%, 7/1/2025	4	4
6.50%, 7/1/2025	3	3
6.50%, 9/1/2025	8	8
6.50%, 9/1/2025	3	3
6.50%, 9/1/2025	2	2
6.50%, 10/1/2025	27	28
6.50%, 10/1/2025	14	15
6.50%, 4/1/2027	7	7
7.00%, 1/1/2028	2,036	2,135
6.50%, 2/1/2028	2	2
6.50%, 3/1/2029	435	450
6.50%, 4/1/2029	4,341	4,529
7.00%, 6/1/2029	942	985
8.50%, 7/1/2029	220	235
8.00%, 12/1/2030	113	120
7.50%, 2/1/2031	266	282
7.00%, 3/1/2031	196	204
6.50%, 4/1/2031	1,364	1,411
7.00%, 4/1/2031	689	721
6.00%, 5/1/2031	1,069	1,081
7.00%, 6/1/2031	254	265
6.50%, 10/1/2031	705	727
7.00%, 10/1/2031	396	413
6.50%, 1/1/2032	3,548	3,658
7.00%, 4/1/2032	1,379	1,439
6.00%, 9/1/2032	2,052	2,074
5.50%, 11/1/2032	6,405	6,325
5.00%, 2/1/2033	8,254	7,961
5.50%, 4/1/2033	12,079	11,929
5.00%, 6/1/2033	8,828	8,512
4.50%, 8/1/2033	4,539	4,236
4.50%, 8/1/2033	4,288	4,002
5.00%, 8/1/2033	13,515	13,008
5.00%, 8/1/2033	14,085	13,577
5.50%, 8/1/2033	9,799	9,689
6.00%, 11/1/2033	5,268	5,332
6.00%, 11/1/2033	4,971	5,033
5.50%, 12/1/2033	13,457	13,287
6.00%, 12/1/2033	5,677	5,744
5.50%, 1/1/2034	14,681	14,485
5.50%, 1/1/2034	13,903	13,717
5.00%, 5/1/2034	15,561	14,972
6.00%, 5/1/2034	10,150	10,238
6.00%, 5/1/2034	9,356	9,417
5.50%, 11/1/2034	16,921	16,695
6.00%, 1/1/2035	12,144	12,203
6.00%, 2/1/2035	8,524	8,598
5.00%, 5/1/2035	19,179	18,426
4.50%, 6/1/2035	24,667	22,987
5.00%, 7/1/2035	20,442	19,640
5.00%, 7/1/2035	42,232	40,573
5.50%, 9/1/2035	23,276	22,940
5.00%, 10/1/2035	22,315	21,439
5.50%, 10/1/2035	21,143	20,838
5.00%, 6/1/2036	22,493	21,610
7.00%, 7/1/2036	17,427	18,086
9.50%, 6/1/2016	13	13
9.50%, 4/1/2017	17	18
5.79%, 1/1/2037 (a)	16,029	16,105
5.87%, 1/1/2037 (a)	23,303	23,595
6.05%, 3/1/2037 (a)	18,999	19,296

		594,817

Federal National Mortgage Association (FNMA) (30.62%)
5.50%, 2/1/2009	1	1
7.00%, 6/1/2010	14	14
7.00%, 9/1/2010	8	9
7.00%, 9/1/2010	9	9
7.00%, 9/1/2010	5	5
7.00%, 9/1/2010	2	2
7.00%, 9/1/2010	16	16
7.00%, 9/1/2010	3	3
7.00%, 10/1/2010	2	2
7.00%, 10/1/2010	5	5
7.00%, 11/1/2010	5	5
7.00%, 11/1/2010	2	2
7.00%, 1/1/2011	3	3
7.00%, 5/1/2011	13	13
7.00%, 3/1/2012	7	7
6.00%, 12/1/2016	1,888	1,925
5.50%, 1/1/2017	3,797	3,835
9.00%, 3/1/2017	3	3
6.00%, 8/1/2017	3,483	3,551
5.50%, 12/1/2017	4,079	4,101
5.00%, 4/1/2018	5,810	5,739
5.50%, 5/1/2018	7,679	7,717
5.00%, 6/1/2018	14,285	14,122
6.00%, 8/1/2018	1,600	1,629
5.00%, 10/1/2018	10,116	9,998
See accompanying notes

Schedule of Investments
Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA) (continued)
4.50%, 12/1/2018	$10,579	$10,268
9.00%, 1/1/2019	1	1
5.00%, 2/1/2019	3,145	3,107
5.00%, 2/1/2019	3,338	3,297
4.50%, 11/1/2019	18,667	18,089
5.00%, 12/1/2019	14,368	14,176
9.00%, 6/1/2021	2	2
8.00%, 5/1/2022	63	64
6.00%, 10/1/2022	3,412	3,468
8.50%, 2/1/2023	12	12
6.50%, 9/1/2024	1,878	1,931
8.00%, 9/1/2024	—	1
8.00%, 11/1/2024	1	1
7.50%, 12/1/2024	388	412
8.00%, 12/1/2024	3	4
8.00%, 1/1/2025	1	1
8.00%, 1/1/2025	2	2
8.50%, 9/1/2025	5	6
7.00%, 3/1/2027	30	32
7.35%, 3/1/2028 (a)	21	21
6.50%, 8/1/2028	221	229
7.00%, 8/1/2028	326	343
6.50%, 9/1/2028	178	184
6.50%, 11/1/2028	111	114
6.50%, 11/1/2028	297	307
6.50%, 12/1/2028	212	219
7.00%, 12/1/2028	273	287
6.50%, 1/1/2029	83	86
6.50%, 2/1/2029	157	162
6.00%, 3/1/2029	513	520
6.50%, 3/1/2029	343	353
6.50%, 4/1/2029	681	703
7.00%, 4/1/2029	107	112
7.00%, 7/1/2029	308	325
7.50%, 7/1/2029	278	295
7.50%, 2/1/2030	175	186
9.00%, 9/1/2030	108	118
6.50%, 6/1/2031	1,786	1,824
6.50%, 6/1/2031	862	888
6.50%, 6/1/2031	256	264
6.00%, 8/1/2031	2,501	2,533
7.00%, 11/1/2031	1,688	1,769
6.00%, 1/1/2032	1,822	1,849
6.50%, 1/1/2032	603	622
6.50%, 3/1/2032	1,710	1,760
6.50%, 3/1/2032	891	918
6.50%, 4/1/2032	2,520	2,594
7.00%, 7/1/2032	473	495
6.50%, 8/1/2032	1,322	1,361
6.50%, 11/1/2032	1,018	1,050
6.50%, 11/1/2032	1,593	1,643
6.50%, 11/1/2032	475	490
6.50%, 12/1/2032	2,748	2,828
5.50%, 2/1/2033	9,846	9,754
6.50%, 2/1/2033	1,070	1,101
6.00%, 4/1/2033	1,240	1,257
5.50%, 5/1/2033	720	713
5.50%, 5/1/2033	5,861	5,796
5.50%, 5/1/2033	7,496	7,412
5.50%, 6/1/2033	13,965	13,808
6.00%, 1/1/2034	6,279	6,348
5.50%, 2/1/2034	6,225	6,158
5.50%, 2/1/2034	22,699	22,368
6.00%, 2/1/2034	1,348	1,362
5.00%, 3/1/2034	7,676	7,386
5.50%, 3/1/2034	5,896	5,827
6.00%, 3/1/2034	2,994	3,022
5.50%, 4/1/2034	4,681	4,623
5.00%, 6/1/2034	13,200	12,701
5.50%, 7/1/2034	6,119	6,005
6.50%, 7/1/2034	2,415	2,482
6.50%, 7/1/2034	4,737	4,877
5.50%, 9/1/2034	17,711	17,453
6.00%, 9/1/2034	13,219	13,346
6.00%, 9/1/2034	9,346	9,408
5.50%, 1/1/2035	12,338	12,184
5.50%, 2/1/2035	14,174	13,983
5.50%, 3/1/2035	16,068	15,868
5.00%, 6/1/2035	18,842	18,103
5.50%, 8/1/2035	20,817	20,536
5.50%, 10/1/2035	17,445	17,210
6.00%, 10/1/2035	18,053	18,205
6.50%, 2/1/2036	13,008	13,324
6.50%, 5/1/2036	18,195	18,625
5.99%, 10/1/2036 (a)	18,876	18,974
6.00%, 4/1/2037	21,526	21,686
5.00%, 5/1/2037	19,965	19,162

		506,109

Government National Mortgage Association (GNMA) (4.07%)
7.00%, 7/15/2008	9	9
13.50%, 9/15/2014	1	2
13.50%, 12/15/2014	5	6
9.50%, 4/15/2016	7	8
9.50%, 9/15/2016	8	9
9.50%, 11/15/2016	31	34
See accompanying notes

Schedule of Investments
Mortgage Securities Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (GNMA) (continued)
9.50%, 7/15/2017	$67	$73
9.50%, 7/15/2017	24	26
9.50%, 10/15/2017	17	18
9.50%, 11/15/2017	27	29
9.50%, 9/15/2020	23	25
9.50%, 8/15/2021	273	299
9.00%, 11/15/2021	331	357
8.00%, 4/15/2022	121	129
6.50%, 3/15/2024	358	370
7.50%, 3/15/2024	83	88
7.00%, 10/15/2027	18	19
7.00%, 10/15/2027	62	66
7.00%, 10/15/2027	5	6
7.00%, 10/15/2027	4	4
7.00%, 11/15/2027	14	14
7.00%, 12/15/2027	4	4
7.00%, 12/15/2027	4	5
7.00%, 2/15/2028	3	3
7.00%, 2/15/2028	1	1
7.00%, 5/15/2028	1	1
7.00%, 5/15/2028	1	1
7.00%, 6/15/2028	195	205
7.00%, 12/15/2028	242	255
7.00%, 1/15/2029	138	145
7.00%, 3/15/2029	140	147
7.00%, 4/15/2029	119	125
7.00%, 4/15/2029	246	259
7.50%, 8/15/2029	324	343
7.50%, 9/15/2029	132	139
7.50%, 9/15/2029	277	293
7.50%, 10/15/2029	214	226
7.50%, 11/15/2029	165	174
7.50%, 11/15/2029	190	201
7.75%, 12/15/2029	55	58
6.50%, 7/15/2032	1,066	1,100
6.00%, 8/15/2034	14,055	14,251
9.50%, 9/20/2018	113	123
9.50%, 12/20/2020	29	31
9.50%, 1/20/2021	5	6
9.50%, 2/20/2021	4	4
9.50%, 3/20/2021	9	10
6.80%, 4/20/2025	101	106
6.00%, 4/20/2026	394	399
6.00%, 2/20/2029	534	541
6.50%, 3/20/2031	476	491
6.50%, 4/20/2031	355	365
7.00%, 6/20/2031	245	258
6.00%, 5/20/2032 (a)	2,126	2,152
5.50%, 7/20/2033	10,182	10,078
6.00%, 7/20/2033	6,804	6,902
5.50%, 2/20/2034	10,813	10,698
5.50%, 3/20/2034	10,300	10,190
6.50%, 4/20/2034	2,927	3,013
6.50%, 5/20/2034	2,261	2,328

		67,222

U.S. Treasury (1.88%)
4.88%, 8/15/2016 (b)	3,000	3,095
4.63%, 2/15/2017 (b)	20,000	20,259
4.50%, 2/15/2036 (b)	8,000	7,680

		31,034

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$1,199,182

SHORT TERM INVESTMENTS (1.94%)
Money Market Funds (1.94%)
BNY Institutional Cash Reserve Fund (c)	$32,108	$32,108

TOTAL SHORT TERM INVESTMENTS		$32,108

REPURCHASE AGREEMENTS (1.42%)
Money Center Banks (1.42%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $12,039,000; 0%; dated 12/13/07-07/25/08)	$11,689	$11,689
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $12,039,000; 0% - 6.13%; dated 12/04/07-08/25/16)	11,689	11,689

		23,378

TOTAL REPURCHASE AGREEMENTS		$23,378

Total Investments		$1,678,198
Liabilities in Excess of Other Assets, Net — (1.53)%		(25,229)

TOTAL NET ASSETS - 100.00%		$1,652,969

(a)	Variable Rate

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
See accompanying notes

Schedule of Investments
Mortgage Securities Fund
October 31, 2007
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$5,655
Unrealized Depreciation	(31,865)

Net Unrealized Appreciation (Depreciation)	(26,210)
Cost for federal income tax purposes	1,704,408

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent
Mortgage Securities	93.30%
Government	4.87%
Financial	3.36%
Liabilities in Excess of Other Assets, Net	(1.53%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Partners Global Equity Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (99.29%)
Aerospace & Defense (0.93%)
Boeing Co	3,100	$306

Aerospace & Defense Equipment (1.72%)
BE Aerospace Inc (a)	4,050	201
United Technologies Corp	4,700	360

		561

Apparel Manufacturers (0.95%)
Esprit Holdings Ltd	18,600	311

Applications Software (1.83%)
Microsoft Corp	16,300	600

Auto — Car & Light Trucks (1.20%)
Nissan Motor Co Ltd	34,100	391

Beverages — Non-Alcoholic (0.94%)
Hansen Natural Corp (a)(b)	4,500	306

Beverages — Wine & Spirits (1.36%)
Pernod-Ricard SA	1,926	446

Brewery (0.81%)
Fomento Economico Mexicano SAB de CV ADR	7,450	265

Building Products — Cement & Aggregate (1.75%)
Holcim Ltd	2,455	281
Lafarge SA	1,775	290

		571

Cable TV (1.15%)
Comcast Corp (a)	17,850	376

Cellular Telecommunications (1.76%)
Vodafone Group PLC	145,900	575

Chemicals — Diversified (0.91%)
Symrise AG (a)	9,954	298

Chemicals — Specialty (0.85%)
Rhodia SA (a)	7,091	276

Commercial Banks (11.37%)
Banco Bilbao Vizcaya Argentaria SA	13,425	340
Bank of Yokohama Ltd/The	33,000	234
Barclays PLC	31,950	404
Fukuoka Financial Group Inc	38,000	245
HSBC Holdings PLC	36,400	718
Intesa Sanpaolo SpA	52,750	419
Piraeus Bank SA	7,600	306
Standard Chartered PLC	7,800	303
Sumitomo Mitsui Financial Group Inc	51	418
UniCredito Italiano SpA	38,750	333

		3,720

Computer Aided Design (0.99%)
Autodesk Inc (a)(b)	6,650	325

Computers (1.67%)
International Business Machines Corp (b)	4,700	546

Cosmetics & Toiletries (1.76%)
Procter & Gamble Co	8,300	577

Distribution & Wholesale (0.67%)
Wolseley PLC	12,627	220

Diversified Manufacturing Operations (4.53%)
Danaher Corp	1,900	163
General Electric Co	20,050	825
Siemens AG	3,620	494

		1,482

Diversified Minerals (2.58%)
BHP Billiton PLC	11,750	451
Cia Vale do Rio Doce ADR (b)	10,380	391

		842

Electronic Components — Miscellaneous (1.06%)
Nidec Corp	4,600	346

Electronic Components — Semiconductors (0.94%)
MEMC Electronic Materials Inc (a)	4,200	308

Electronics — Military (0.74%)
L-3 Communications Holdings Inc	2,200	241

Fiduciary Banks (0.51%)
State Street Corp	2,100	167

Finance — Investment Banker & Broker (2.52%)
Merrill Lynch & Co Inc	6,000	396
UBS AG	8,000	429

		825

Finance — Other Services (2.64%)
ICAP PLC	41,450	506
Man Group PLC	29,150	358

		864

Food — Dairy Products (0.75%)
Parmalat SpA	65,900	244

Food — Miscellaneous/Diversified (1.20%)
Kraft Foods Inc	11,700	391
See accompanying notes

Schedule of Investments
Partners Global Equity Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Food — Retail (1.61%)
Tesco PLC	51,750	$527

Gold Mining (0.77%)
Yamana Gold Inc (a)	16,700	252

Hotels & Motels (1.08%)
Accor SA	3,700	354

Import & Export (1.48%)
Mitsubishi Corp	15,500	483

Life & Health Insurance (1.49%)
Prudential Financial Inc	5,050	488

Machinery — Construction & Mining (0.66%)
Komatsu Ltd	6,400	215

Machinery — Electrical (1.15%)
SMC Corp/Japan	2,800	375

Medical — Biomedical/Gene (1.11%)
Amgen Inc (a)	6,250	363

Medical — Drugs (6.39%)
GlaxoSmithKline PLC	11,850	305
Merck & Co Inc	12,050	702
Roche Holding AG	2,625	448
Schering-Plough Corp	15,050	459
Sepracor Inc (a)(b)	6,400	176

		2,090

Metal — Diversified (1.22%)
Vedanta Resources PLC	8,650	397

Multi-Line Insurance (5.04%)
AXA SA	9,750	438
Hartford Financial Services Group Inc	4,550	442
ING Groep NV	7,300	330
Zurich Financial Services AG	1,455	439

		1,649

Multimedia (1.49%)
News Corp — Class B (b)	21,300	488

Networking Products (1.75%)
Cisco Systems Inc (a)	17,350	574

Non-Ferrous Metals (0.60%)
Uranium One Inc (a)	17,550	195

Oil Company — Exploration & Production (3.21%)
Apache Corp	3,250	337
Occidental Petroleum Corp	5,950	411
Talisman Energy (a)	13,900	303

		1,051

Oil Company — Integrated (3.67%)
Petroleo Brasileiro SA ADR (b)	6,020	576
Total SA	7,750	625

		1,201

Pipelines (1.18%)
El Paso Corp	21,900	387

Real Estate Management & Services (0.73%)
Jones Lang LaSalle Inc (b)	2,500	238

Real Estate Operator & Developer (2.83%)
CapitaLand Ltd	30,000	169
Hang Lung Properties Ltd	94,000	452
Mitsui Fudosan Co Ltd	11,000	304

		925

Retail — Consumer Electronics (0.52%)
Yamada Denki Co Ltd	1,650	170

Retail — Office Supplies (0.50%)
Office Depot Inc (a)	8,800	165

Semiconductor Component — Integrated Circuits (0.99%)
Taiwan Semiconductor Manufacturing Co Ltd ADR	30,284	323

Steel — Specialty (0.89%)
Allegheny Technologies Inc	2,850	291

Telecommunication Equipment — Fiber Optics (1.19%)
Corning Inc	16,050	390

Tobacco (2.98%)
Altria Group Inc	8,000	583
Japan Tobacco Inc	67	391

		974

Transport — Rail (1.08%)
East Japan Railway Co	43	354

Transport — Services (1.12%)
Deutsche Post AG	12,062	365

Web Portals (0.84%)
Yahoo! Inc (a)(b)	8,800	274

Wireless Equipment (1.63%)
Nokia OYJ	6,700	266
See accompanying notes

Schedule of Investments
Partners Global Equity Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Wireless Equipment (continued)
Qualcomm Inc	6,250	$267

		533

TOTAL COMMON STOCKS		$32,471

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (9.21%)
Money Market Funds (9.21%)
BNY Institutional Cash Reserve Fund (c)	$3,013	$3,013

TOTAL SHORT TERM INVESTMENTS		$3,013

Total Investments		$35,484
Liabilities in Excess of Other Assets, Net — (8.50)%		(2,780)

TOTAL NET ASSETS - 100.00%		$32,704

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$5,159
Unrealized Depreciation	(1,146)

Net Unrealized Appreciation (Depreciation)	4,013
Cost for federal income tax purposes	31,471
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Country	Percent

United States	49.34%
United Kingdom	14.57%
Japan	12.00%
France	7.43%
Switzerland	4.88%
Germany	3.54%
Italy	3.04%
Brazil	2.96%
Hong Kong	2.33%
Canada	2.29%
Spain	1.04%
Netherlands	1.01%
Taiwan, Province Of China	0.99%
Greece	0.94%
Finland	0.81%
Mexico	0.81%
Singapore	0.52%
Liabilities in Excess of Other Assets, Net	(8.50%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Partners International Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (96.02%)
Advertising Services (0.13%)
Aegis Group Plc	960,200	$2,533

Aerospace & Defense (1.49%)
BAE Systems PLC	1,101,900	11,454
Meggitt PLC	889,900	6,341
Rolls-Royce Group PLC — B Shares	41,432,745	95
Rolls-Royce Group PLC (a)	1,067,863	11,991

		29,881

Airport Development & Maintenance (0.21%)
Macquarie Airports	1,029,524	4,231

Apparel Manufacturers (0.48%)
Billabong International Ltd	85,300	1,205
Escada AG (a)	52,200	2,163
Esprit Holdings Ltd	379,500	6,338

		9,706

Audio & Video Products (0.25%)
Sony Corp	102,000	5,037

Auto — Car & Light Trucks (3.42%)
Daimler AG	131,650	14,519
Honda Motor Co Ltd	321,000	12,020
Renault SA	74,600	12,600
Toyota Motor Corp	512,000	29,309

		68,448

Auto — Medium & Heavy Duty Trucks (0.64%)
Scania AB (a)	466,000	12,794

Beverages — Non-Alcoholic (0.20%)
Coca Cola Hellenic Bottling Co SA	65,260	4,051

Brewery (0.41%)
InBev NV	73,000	6,909
Kirin Holdings Co Ltd	100,000	1,398

		8,307

Building — Heavy Construction (0.20%)
Acciona SA (b)	13,200	4,085

Building — Residential & Commercial (0.35%)
Daiwa House Industry Co Ltd	144,000	2,055
Haseko Corp	1,328,000	3,198
Sekisui Chemical Co Ltd	270,000	1,848

		7,101

Building & Construction — Miscellaneous (1.03%)
Bouygues SA	126,800	12,237
Hochtief AG	61,350	8,418

		20,655

Building Products — Cement & Aggregate (0.38%)
Buzzi Unicem SpA	57,380	$1,632
CRH PLC	73,500	2,835
Lafarge SA	19,300	3,155

		7,622

Building Products — Doors & Windows (0.22%)
Asahi Glass Co Ltd (b)	322,000	4,435

Cellular Telecommunications (2.43%)
China Unicom Ltd	1,808,000	4,396
NTT DoCoMo Inc	2,442	3,553
Vodafone Group PLC	10,357,075	40,813

		48,762

Chemicals — Diversified (2.04%)
ADEKA Corp	239,100	2,396
Asahi Kasei Corp	434,000	3,323
Bayer AG	309,350	25,834
K+S AG	29,990	6,287
Sumitomo Chemical Co Ltd	338,000	3,005

		40,845

Chemicals — Other (0.10%)
Tokai Carbon Co Ltd	153,000	1,919

Chemicals — Plastics (0.16%)
Sumitomo Bakelite Co Ltd	510,000	3,127

Chemicals — Specialty (0.06%)
Tokyo Ohka Kogyo Co Ltd	56,500	1,163

Circuit Boards (0.25%)
Ibiden Co Ltd	59,800	5,069

Commercial Banks (12.92%)
Banco Popolare Scarl (a)	417,946	10,032
Banco Santander SA	1,438,500	31,460
Bank of East Asia Ltd	680,000	4,627
BNP Paribas	39,700	4,400
Chiba Bank Ltd/The	378,000	3,034
Commonwealth Bank of Australia	210,300	12,112
DBS Group Holdings Ltd	346,000	5,416
DnB NOR ASA	570,300	9,451
EFG International	110,430	5,191
Fortis	272,900	8,764
Hang Seng Bank Ltd	189,000	3,861
HBOS PLC	250,500	4,569
HSBC Holdings PLC	1,576,582	31,258
Intesa Sanpaolo SpA	593,900	4,711
Julius Baer Holding AG	118,955	10,331
Lloyds TSB Group PLC	1,490,200	16,928
Mizuho Financial Group Inc	1,286	7,228
See accompanying notes

Schedule of Investments
Partners International Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Commercial Banks (continued)
National Australia Bank Ltd	265,500	$10,742
National Bank of Greece SA	167,910	11,733
Societe Generale	79,415	13,416
Standard Chartered PLC	91,700	3,567
Sumitomo Mitsui Financial Group Inc	2,088	17,103
Tokyo Tomin Bank Ltd/The	88,100	2,932
UniCredito Italiano SpA	2,712,700	23,336
Wing Hang Bank Ltd	239,000	2,816

		259,018

Commercial Services (0.22%)
SGS SA	3,425	4,499

Computer Services (0.58%)
Cap Gemini SA (b)	125,300	8,025
Computershare Ltd	439,800	3,546

		11,571

Computers (0.34%)
Wincor Nixdorf AG	67,550	6,729

Computers — Integrated Systems (0.11%)
Fujitsu Ltd	272,000	2,136

Cosmetics & Toiletries (0.13%)
Beiersdorf AG	32,500	2,574

Distribution & Wholesale (0.30%)
Li & Fung Ltd	1,260,000	5,979

Diversified Financial Services (0.11%)
Investec PLC	186,900	2,271

Diversified Manufacturing Operations (0.46%)
Siemens AG	68,050	9,292

Diversified Minerals (2.06%)
Anglo American PLC	230,745	16,055
BHP Billiton Ltd	108,000	4,703
BHP Billiton PLC	533,200	20,466

		41,224

Diversified Operations (0.72%)
Hutchison Whampoa Ltd	84,000	1,056
Keppel Corp Ltd	940,000	9,662
Swire Pacific Ltd	264,000	3,771

		14,489

Electric — Integrated (3.34%)
AEM SpA	1,187,120	5,007
ASM SpA	131,500	925
E.ON AG	153,820	30,107
Electricite de France	45,530	5,477
Fortum Oyj	107,400	4,670
International Power PLC	1,146,000	11,673
Suez SA	138,725	9,051

		66,910

Electric — Transmission (0.39%)
National Grid PLC	474,800	7,854

Electric Products — Miscellaneous (0.39%)
Brother Industries Ltd	25,400	340
Mitsubishi Electric Corp	315,000	3,841
Stanley Electric Co Ltd	89,800	1,997
Toshiba Corp	186,000	1,575

		7,753

Electronic Components — Miscellaneous (1.51%)
Koninklijke Philips Electronics NV	291,900	12,077
Murata Manufacturing Co Ltd	75,400	4,589
NGK Insulators Ltd	110,000	3,900
Nidec Corp	44,500	3,343
Nippon Electric Glass Co Ltd	220,500	3,748
Omron Corp	108,000	2,656

		30,313

Electronic Components — Semiconductors (0.13%)
ARM Holdings PLC	846,100	2,606

Energy — Alternate Sources (0.51%)
Q-Cells AG (a)	80,270	10,279

Enterprise Software & Services (0.21%)
SAP AG	76,500	4,157

Filtration & Separation Products (0.54%)
Alfa Laval AB	136,900	10,907

Finance — Investment Banker & Broker (1.45%)
Babcock & Brown Ltd (b)	144,200	4,175
Daiwa Securities Group Inc	300,000	2,891
Macquarie Bank Ltd (b)	76,300	6,094
Nomura Holdings Inc	432,000	7,698
UBS AG	152,575	8,180

		29,038

Finance — Leasing Company (0.32%)
ORIX Corp	30,800	6,318

Finance — Other Services (2.40%)
ASX Ltd	63,200	3,408
Deutsche Boerse AG	108,050	17,346
Hong Kong Exchanges and Clearing Ltd	316,000	10,549
Man Group PLC	789,300	9,700
Singapore Exchange Ltd	649,000	7,111

		48,114

See accompanying notes

Schedule of Investments
Partners International Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Food — Catering (0.24%)
Sodexho Alliance SA	67,400	$4,880

Food — Miscellaneous/Diversified (3.39%)
Associated British Foods PLC	383,300	7,289
Groupe Danone	150,400	12,944
Nestle SA	67,431	31,145
Nissin Food Products Co Ltd	93,600	2,945
Nutreco Holding NV	83,280	5,693
Orkla ASA	418,400	7,823

		67,839

Food — Retail (1.48%)
Tesco PLC	1,815,900	18,482
Woolworths Ltd	358,893	11,248

		29,730

Food — Wholesale & Distribution (0.15%)
Premier Foods PLC	624,200	2,940

Forestry (0.15%)
Gunns Ltd (b)	847,911	2,989

Gambling (Non-Hotel) (0.13%)
William Hill PLC	200,800	2,592

Gas — Distribution (0.61%)
Osaka Gas Co Ltd	3,119,000	12,135

Gold Mining (0.32%)
Lihir Gold Ltd (a)	1,606,000	6,376

Hotels & Motels (0.65%)
Intercontinental Hotels Group PLC	346,019	8,087
Sol Melia SA	251,780	4,864

		12,951

Import & Export (1.20%)
Mitsubishi Corp	146,000	4,546
Mitsui & Co Ltd	574,000	14,888
Sumitomo Corp	266,000	4,635

		24,069

Industrial Gases (0.54%)
Linde AG	84,721	10,740

Internet Brokers (0.17%)
Matsui Securities Co Ltd (b)	416,000	3,305

Life & Health Insurance (2.13%)
AMP Ltd	405,600	3,884
Legal & General Group PLC	3,283,500	9,593
Prudential PLC	521,300	8,516
Sony Financial Holdings Inc	789	2,838
Swiss Life Holding (a)	51,675	14,304
T&D Holdings Inc	59,000	3,551

		42,686

Machinery — Electrical (0.56%)
Fuji Electric Holdings Co Ltd	428,000	1,632
Konecranes Oyj	213,000	9,592

		11,224

Machinery — Farm (0.37%)
Kubota Corp	892,000	7,489

Machinery — General Industry (0.77%)
Alstom	26,200	6,214
Hexagon AB	272,160	6,590
MAN AG	14,400	2,578

		15,382

Medical — Biomedical/Gene (0.64%)
CSL Ltd/Australia	372,891	12,811

Medical — Drugs (3.89%)
Actelion Ltd (a)	221,355	11,011
Chugai Pharmaceutical Co Ltd (b)	125,300	2,171
Daiichi Sankyo Co Ltd	136,000	3,868
GlaxoSmithKline PLC	130,000	3,339
Miraca Holdings Inc	91,000	2,148
Novartis AG	182,055	9,684
Roche Holding AG	130,400	22,273
Shire PLC	514,300	12,882
Takeda Pharmaceutical Co Ltd	169,700	10,600

		77,976

Medical Products (0.71%)
Smith & Nephew PLC	421,700	5,711
SSL International PLC	452,100	4,856
William Demant Holding (a)(b)	40,450	3,726

		14,293

Metal — Diversified (1.16%)
Rio Tinto Ltd (b)	172,600	17,916
Rio Tinto PLC	56,400	5,285

		23,201

Metal Processors & Fabrication (0.08%)
NSK Ltd	189,000	1,676

Money Center Banks (0.19%)
SNS Reaal	160,200	3,851

Mortgage Banks (0.35%)
Alliance & Leicester PLC	422,900	6,954

Multi-Line Insurance (2.25%)
Allianz SE	90,920	20,513
See accompanying notes

Schedule of Investments
Partners International Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Multi-Line Insurance (continued)
AXA SA	444,900	$19,983
Fondiaria-Sai SpA	136,200	4,647

		45,143

Multimedia (0.57%)
Vivendi	253,360	11,449

Office Automation & Equipment (0.64%)
Canon Inc	251,600	12,731

Oil — Field Services (1.09%)
Fugro NV	39,600	3,481
John Wood Group PLC	528,600	4,604
SBM Offshore NV	89,400	3,450
Subsea 7 Inc (a)	345,850	10,219

		21,754

Oil Company — Exploration & Production (0.57%)
Oil Search Ltd	1,077,000	4,310
Woodside Petroleum Ltd	145,100	7,101

		11,411

Oil Company — Integrated (5.72%)
BG Group PLC	2,366,300	43,799
BP PLC	1,958,400	25,479
Royal Dutch Shell PLC — A Shares	120,200	5,274
Royal Dutch Shell PLC — A Shares	67,800	2,974
StatoilHydro ASA	384,485	13,098
Total SA	296,850	23,954

		114,578

Oil Refining & Marketing (0.13%)
Nippon Mining Holdings Inc	279,000	2,639

Paper & Related Products (0.82%)
Mondi Ltd	320	3
Mondi PLC	308,905	2,863
Svenska Cellulosa AB	762,200	13,468

		16,334

Photo Equipment & Supplies (0.81%)
FUJIFILM Holdings Corp	149,400	7,146
Konica Minolta Holdings Inc	337,000	5,899
Nikon Corp	86,000	2,760
Tamron Co Ltd	11,500	447

		16,252

Power Converter & Supply Equipment (0.76%)
Vestas Wind Systems A/S (a)	169,150	15,175

Property & Casualty Insurance (0.27%)
QBE Insurance Group Ltd	178,718	5,469

Property Trust (0.47%)
Westfield Group	460,273	9,411

Publishing — Books (0.49%)
Reed Elsevier PLC	753,800	9,896

Real Estate Management & Services (0.38%)
Mitsubishi Estate Co Ltd	251,000	7,525

Real Estate Operator & Developer (0.57%)
Leopalace21 Corp	75,000	2,394
Mitsui Fudosan Co Ltd	99,000	2,739
Sino Land Co	956,000	2,997
Sun Hung Kai Properties Ltd	177,000	3,382

		11,512

Recreational Vehicles (0.11%)
Yamaha Motor Co Ltd	80,000	2,284

Reinsurance (1.06%)
Muenchener Rueckversicherungs Gesellschaft AG	86,100	16,475
Swiss Reinsurance	51,380	4,831

		21,306

REITS — Diversified (0.76%)
British Land Co PLC	295,000	6,680
Kenedix Realty Investment Corp	229	1,594
Unibail-Rodamco (b)	27,900	6,968

		15,242

REITS — Office Property (0.08%)
Orix JREIT Inc	241	1,601

Retail — Apparel & Shoe (0.72%)
Inditex SA	151,100	11,298
Next PLC	69,600	3,205

		14,503

Retail — Consumer Electronics (0.12%)
Yamada Denki Co Ltd	23,400	2,413

Retail — Jewelry (0.53%)
Compagnie Financiere Richemont SA	83,930	6,002
Swatch Group AG	14,140	4,527

		10,529

Retail — Major Department Store (0.49%)
Marks & Spencer Group PLC	379,700	5,166
PPR	23,800	4,733

		9,899

Retail — Miscellaneous/Diversified (0.31%)
Aeon Co Ltd	209,000	3,290
UNY Co Ltd	339,000	2,939

		6,229

See accompanying notes

Schedule of Investments
Partners International Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail — Pubs (0.18%)
Punch Taverns PLC	169,200	$3,551

Rubber — Tires (0.27%)
Bridgestone Corp	242,000	5,357

Satellite Telecommunications (0.40%)
SES Global SA	324,100	8,019

Security Services (0.05%)
Sohgo Security Services Co Ltd	65,000	1,080

Soap & Cleaning Products (0.39%)
Reckitt Benckiser PLC	134,200	7,799

Steel — Producers (1.91%)
ArcelorMittal	188,200	15,186
JFE Holdings Inc	75,800	4,437
Nippon Steel Corp	1,072,000	7,125
Ssab Svenskt Stal AB	88,700	2,892
Sumitomo Metal Industries Ltd	1,094,000	5,415
ThyssenKrupp AG	48,650	3,231

		38,286

Steel — Specialty (0.15%)
Hitachi Metals Ltd	235,000	3,049

Telecommunication Equipment (0.13%)
Alcatel-Lucent	263,210	2,559

Telephone — Integrated (2.64%)
Freenet AG	93,150	2,317
KDDI Corp	435	3,285
Royal KPN NV	182,800	3,452
Telefonica SA (b)	1,018,700	33,730
Telekom Austria AG	351,350	10,117

		52,901

Television (0.26%)
Modern Times Group — B Shares	67,300	4,760
Television Broadcasts Ltd	78,000	505

		5,265

Textile — Products (0.15%)
Mitsubishi Rayon Co Ltd	540,000	3,064

Tobacco (0.88%)
Imperial Tobacco Group PLC	246,200	12,497
Japan Tobacco Inc	890	5,187

		17,684

Toys (0.74%)
Nintendo Co Ltd	23,300	14,797

Transport — Marine (1.04%)
Iino Kaiun Kaisha Ltd (b)	260,900	3,693
Kawasaki Kisen Kaisha Ltd	693,000	9,619
Mitsui OSK Lines Ltd	204,000	3,371
Orient Overseas International Ltd	400,500	4,135

		20,818

Transport — Rail (0.37%)
East Japan Railway Co	911	7,504

Transport — Truck (0.27%)
DSV A/S	199,575	5,303

Venture Capital (0.41%)
3i Group PLC	362,955	8,212

Water (0.48%)
Veolia Environnement	106,937	9,574

Web Portals (0.32%)
United Internet AG (b)	295,930	6,470

Wire & Cable Products (0.31%)
Sumitomo Electric Industries Ltd	384,000	6,217

Wireless Equipment (1.48%)
Nokia OYJ	748,150	29,713

TOTAL COMMON STOCKS		$1,924,398

PREFERRED STOCKS (0.41%)
Dialysis Centers (0.41%)
Fresenius SE	101,965	8,093

TOTAL PREFERRED STOCKS		$8,093

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (0.12%)
U.S. Treasury Bill (0.12%)
4.28%, 11/1/2007 (a)(c)	$160	160
4.75%, 12/6/2007 (a)(c)	2,200	2,192
3.93%, 1/10/2008 (a)(c)	100	99

		2,451

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$2,451

SHORT TERM INVESTMENTS (4.48%)
Money Market Funds (4.48%)
BNY Institutional Cash Reserve Fund (d)	$89,823	$89,823

TOTAL SHORT TERM INVESTMENTS		$89,823

Total Investments		$2,024,765
Liabilities in Excess of Other Assets, Net — (1.03)%		(20,651)

TOTAL NET ASSETS - 100.00%		$2,004,114

See accompanying notes

Schedule of Investments
Partners International Fund
October 31, 2007

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $2,451 or 0.12% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$355,320
Unrealized Depreciation	(35,417)

Net Unrealized Appreciation (Depreciation)	319,903
Cost for federal income tax purposes	1,704,862
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:

DJ Euro Stoxx 50; December 2007	288	$17,640	$18,790	$1,150

FTSE 100 Index; December 2007	94	12,300	13,190	890

TOPIX Index; Septmber 2007	77	10,125	10,789	664
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Country	Percent

United Kingdom	21.48%
Japan	18.87%
Germany	10.38%
France	8.56%
Switzerland	6.59%
Australia	6.04%
United States	4.60%
Spain	4.26%
Hong Kong	2.72%
Sweden	2.57%
Italy	2.51%
Finland	2.19%
Norway	2.03%
Netherlands	2.01%
Denmark	1.21%
Luxembourg	1.16%
Singapore	1.11%
Greece	0.79%
Belgium	0.78%
Papua New Guinea	0.53%
Austria	0.50%
Ireland	0.14%
South Africa	0.00%
Liabilities in Excess of Other Assets, Net	(1.03%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Currency Contracts	2.16%
Futures	2.13%
See accompanying notes

     Schedule of Investments
Partners International Fund
October 31, 2007

					Net Unrealized
Foreign Currency	Delivery	Contracts			Appreciation
Purchase Contracts	Date	Accept	In Exchange For	Value	(Depreciation)
Euro	11/15/2007	13,911,057	$19,000	$20,155	$1,155
British Pounds	11/15/2007	5,972,021	12,000	12,411	411
Japanese Yen	11/15/2007	1,228,930,500	10,500	10,672	172
All dollar amounts are shown in thousands (000’s)
See accompanying notes

Schedule of Investments
Partners LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (99.01%)
Advertising Agencies (0.17%)
Omnicom Group Inc (a)	36,600	$1,866

Advertising Sales (0.17%)
Lamar Advertising Co (a)	34,200	1,828

Aerospace & Defense (2.01%)
Boeing Co	56,400	5,560
General Dynamics Corp	100,940	9,182
Lockheed Martin Corp	22,600	2,487
Raytheon Co	42,000	2,672
Rockwell Collins Inc	29,600	2,214

		22,115

Aerospace & Defense Equipment (0.67%)
Goodrich Corp	6,500	453
United Technologies Corp	89,800	6,878

		7,331

Agricultural Chemicals (0.28%)
Monsanto Co	31,900	3,114

Agricultural Operations (0.10%)
Archer-Daniels-Midland Co	29,800	1,066

Airlines (0.27%)
Southwest Airlines Co (a)	212,400	3,018

Apparel Manufacturers (0.19%)
Coach Inc (b)	57,900	2,117

Applications Software (3.04%)
Intuit Inc (b)	56,100	1,805
Microsoft Corp	745,300	27,435
Red Hat Inc (a)(b)	197,100	4,255

		33,495

Athletic Footwear (0.10%)
Nike Inc	17,100	1,133

Audio & Video Products (0.09%)
Harman International Industries Inc (a)	12,000	1,010

Auto — Car & Light Trucks (0.21%)
Ford Motor Co (a)(b)	256,000	2,271

Auto — Medium & Heavy Duty Trucks (0.04%)
Paccar Inc	7,500	417

Auto/Truck Parts & Equipment — Original (0.15%)
Johnson Controls Inc (a)	37,500	1,640

Beverages — Non-Alcoholic (1.70%)
Coca-Cola Co/The	135,800	8,387
Coca-Cola Enterprises Inc (a)	23,100	596
PepsiCo Inc	132,700	9,783

		18,766

Brewery (0.43%)
Anheuser-Busch Cos Inc	92,400	4,738

Building — Residential & Commercial (0.28%)
DR Horton Inc	53,800	682
KB Home	47,500	1,313
Lennar Corp	46,600	1,065

		3,060

Building Products — Wood (0.11%)
Masco Corp (a)	51,700	1,245

Cable TV (1.05%)
Cablevision Systems Corp (b)	32,100	941
EchoStar Communications Corp (b)	28,300	1,386
Rogers Communications Inc (a)	81,100	4,133
Shaw Communications Inc	93,200	2,602
Time Warner Cable Inc (b)	88,000	2,516

		11,578

Casino Hotels (0.29%)
Melco PEL Entertainment Macau Ltd ADR (a)(b)	102,500	1,630
MGM Mirage (a)(b)	16,700	1,530

		3,160

Casino Services (0.48%)
International Game Technology	120,800	5,268

Cellular Telecommunications (0.29%)
MetroPCS Communications Inc (a)(b)	118,500	2,666
NII Holdings Inc (b)	9,700	563

		3,229

Chemicals — Diversified (0.47%)
Dow Chemical Co/The	53,200	2,396
EI Du Pont de Nemours & Co	57,100	2,827

		5,223

Chemicals — Specialty (0.05%)
Sigma-Aldrich Corp (a)	10,800	558

Coal (0.58%)
Consol Energy Inc	70,200	3,966
Peabody Energy Corp	43,100	2,403

		6,369

Coatings & Paint (0.05%)
Sherwin-Williams Co/The	8,700	556

Commercial Banks (0.57%)
First Horizon National Corp (a)	82,100	2,141
See accompanying notes

Schedule of Investments
Partners LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Commercial Banks (continued)
Marshall & Ilsley Corp	53,000	$2,263
Synovus Financial Corp	69,500	1,832

		6,236

Commercial Services — Finance (0.58%)
H&R Block Inc (a)	167,100	3,643
Moody’s Corp	25,100	1,097
Western Union Co/The	75,100	1,655

		6,395

Computer Aided Design (0.13%)
Autodesk Inc (a)(b)	30,000	1,467

Computer Services (0.15%)
Computer Sciences Corp (b)	6,000	350
Electronic Data Systems Corp	59,600	1,287

		1,637

Computers (3.85%)
Apple Inc (b)	47,600	9,042
Dell Inc (b)	347,200	10,624
Hewlett-Packard Co	238,200	12,310
International Business Machines Corp	53,100	6,166
Sun Microsystems Inc (b)	737,300	4,210

		42,352

Computers — Memory Devices (0.79%)
EMC Corp/Massachusetts (a)(b)	193,900	4,923
Network Appliance Inc (b)	72,200	2,274
Seagate Technology (a)	55,800	1,553

		8,750

Consulting Services (0.23%)
Accenture Ltd	65,500	2,558

Consumer Products — Miscellaneous (0.49%)
Clorox Co	44,800	2,803
Fortune Brands Inc	7,900	662
Kimberly-Clark Corp	28,000	1,985

		5,450

Cosmetics & Toiletries (2.25%)
Avon Products Inc	90,800	3,721
Colgate-Palmolive Co	25,900	1,976
Procter & Gamble Co	274,557	19,087

		24,784

Cruise Lines (0.17%)
Carnival Corp (a)	39,200	1,881

Data Processing & Management (0.34%)
Automatic Data Processing Inc	74,700	3,702

Disposable Medical Products (0.15%)
CR Bard Inc	20,300	1,697

Distribution & Wholesale (0.12%)
Fastenal Co (a)	29,200	1,299

Diversified Manufacturing Operations (5.39%)
3M Co	50,400	4,353
Danaher Corp	108,000	9,252
Dover Corp	25,100	1,155
General Electric Co	763,900	31,442
Honeywell International Inc	36,100	2,181
Illinois Tool Works Inc	50,300	2,880
Ingersoll-Rand Co Ltd	74,600	3,756
Tyco International Ltd	104,725	4,311

		59,330

E-Commerce — Products (0.54%)
Amazon.Com Inc (a)(b)	66,200	5,902

E-Commerce — Services (0.25%)
eBay Inc (b)	31,900	1,152
Expedia Inc (a)(b)	50,200	1,639

		2,791

Electric — Generation (0.37%)
AES Corp/The (b)	187,800	4,021

Electric — Integrated (2.68%)
Ameren Corp (a)	15,300	827
American Electric Power Co Inc	39,300	1,895
Centerpoint Energy Inc	52,200	875
Constellation Energy Group Inc	22,600	2,140
Edison International	48,200	2,800
Entergy Corp	36,100	4,327
Exelon Corp	87,600	7,251
FirstEnergy Corp	26,800	1,868
PPL Corp	52,700	2,725
Public Service Enterprise Group Inc	33,300	3,183
TECO Energy Inc (a)	97,600	1,643

		29,534

Electronic Components — Miscellaneous (0.34%)
Tyco Electronics Ltd	105,125	3,750

Electronic Components — Semiconductors (1.55%)
Advanced Micro Devices Inc (a)(b)	432,500	5,657
Broadcom Corp (b)	85,600	2,786
Intel Corp	240,200	6,462
Xilinx Inc	90,700	2,213

		17,118

See accompanying notes

Schedule of Investments
Partners LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Electronic Measurement Instruments (0.12%)
Agilent Technologies Inc (b)	35,200	$1,297

Engineering — Research & Development Services (0.28%)
Fluor Corp (a)	8,400	1,327
Foster Wheeler Ltd (b)	6,500	964
McDermott International Inc (b)	13,400	818

		3,109

Enterprise Software & Services (0.43%)
Oracle Corp (b)	214,800	4,762

Entertainment Software (0.12%)
Electronic Arts Inc (b)	22,000	1,345

Fiduciary Banks (0.95%)
Bank of New York Mellon Corp/The	102,900	5,027
Northern Trust Corp	15,700	1,181
State Street Corp	53,700	4,283

		10,491

Finance — Commercial (0.16%)
CIT Group Inc	50,300	1,773

Finance — Credit Card (0.61%)
American Express Co	111,100	6,772

Finance — Investment Banker & Broker (5.22%)
Bear Stearns Cos Inc/The (a)	3,700	420
Citigroup Inc	525,600	22,023
Goldman Sachs Group Inc/The	31,400	7,785
Interactive Brokers Group Inc (a)(b)	57,100	1,648
JPMorgan Chase & Co	184,628	8,677
Lehman Brothers Holdings Inc	61,300	3,883
Merrill Lynch & Co Inc	94,000	6,206
Morgan Stanley	101,900	6,854

		57,496

Finance — Mortgage Loan/Banker (0.59%)
Countrywide Financial Corp	137,800	2,138
Freddie Mac	83,300	4,351

		6,489

Finance — Other Services (0.32%)
CME Group Inc (a)	5,370	3,578

Financial Guarantee Insurance (0.02%)
AMBAC Financial Group Inc	4,600	169

Food — Miscellaneous/Diversified (0.95%)
Campbell Soup Co	15,700	580
ConAgra Foods Inc	22,600	536
General Mills Inc	57,100	3,297
Kraft Foods Inc	181,142	6,052

		10,465

Food — Retail (0.15%)
Kroger Co/The	31,600	929
Whole Foods Market Inc (a)	15,500	768

		1,697

Food — Wholesale & Distribution (0.21%)
SYSCO Corp	66,400	2,277

Forestry (0.14%)
Weyerhaeuser Co	20,000	1,518

Gas — Distribution (0.23%)
NiSource Inc	21,800	446
Sempra Energy	33,300	2,048

		2,494

Gold Mining (0.06%)
Barrick Gold Corp (a)	14,800	653

Health Care Cost Containment (0.20%)
McKesson Corp	32,900	2,175

Home Decoration Products (0.11%)
Newell Rubbermaid Inc	43,100	1,257

Hotels & Motels (0.40%)
Marriott International Inc/DE	86,600	3,560
Wyndham Worldwide Corp	24,500	804

		4,364

Human Resources (0.33%)
Monster Worldwide Inc (b)	74,200	3,011
Robert Half International Inc	19,100	575

		3,586

Independent Power Producer (0.46%)
Dynegy Inc (a)(b)	205,100	1,889
NRG Energy Inc (a)(b)	34,200	1,562
Reliant Energy Inc (b)	57,200	1,574

		5,025

Industrial Gases (0.44%)
Air Products & Chemicals Inc	21,700	2,123
Praxair Inc	32,300	2,761

		4,884

Instruments — Scientific (0.31%)
Applera Corp — Applied Biosystems Group	15,200	564
Thermo Fisher Scientific Inc (b)	48,100	2,829

		3,393

Insurance Brokers (0.29%)
AON Corp	56,900	2,579
See accompanying notes

Schedule of Investments
Partners LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Insurance Brokers (continued)
Marsh & McLennan Cos Inc	22,800	$590

		3,169

Internet Security (0.19%)
VeriSign Inc (a)(b)	60,400	2,059

Investment Management & Advisory Services (0.38%)
Ameriprise Financial Inc	9,200	579
Federated Investors Inc	38,900	1,673
Franklin Resources Inc	14,800	1,919

		4,171

Leisure & Recreation Products (0.03%)
Brunswick Corp/DE	14,600	326

Life & Health Insurance (0.92%)
Cigna Corp	38,400	2,016
Lincoln National Corp	40,700	2,538
Prudential Financial Inc	57,600	5,571

		10,125

Machinery — Construction & Mining (0.23%)
Joy Global Inc (a)	15,300	889
Terex Corp (b)	22,100	1,640

		2,529

Medical — Biomedical/Gene (0.83%)
Amgen Inc (b)	90,700	5,271
Celgene Corp (a)(b)	31,500	2,079
Genentech Inc (b)	9,200	682
Genzyme Corp (b)	14,300	1,086

		9,118

Medical — Drugs (4.48%)
Abbott Laboratories	92,900	5,074
Allergan Inc/United States	51,300	3,467
Bristol-Myers Squibb Co (a)	175,200	5,254
Cephalon Inc (a)(b)	8,800	649
Eli Lilly & Co	96,800	5,242
Merck & Co Inc	195,600	11,395
Pfizer Inc	307,400	7,565
Schering-Plough Corp	163,300	4,984
Sepracor Inc (a)(b)	4,800	132
Wyeth	114,100	5,549

		49,311

Medical — Generic Drugs (0.07%)
Barr Pharmaceuticals Inc (a)(b)	14,300	820

Medical — HMO (1.22%)
Aetna Inc	56,200	3,157
Humana Inc (b)	28,200	2,114
UnitedHealth Group Inc	72,600	3,568
WellPoint Inc (b)	57,800	4,579

		13,418

Medical — Wholesale Drug Distribution (0.34%)
Cardinal Health Inc	54,500	3,708

Medical Instruments (0.75%)
Medtronic Inc	118,500	5,621
St Jude Medical Inc (b)	65,500	2,668

		8,289

Medical Laboratory & Testing Service (0.17%)
Laboratory Corp of America Holdings (b)	27,200	1,870

Medical Products (2.32%)
Baxter International Inc	19,600	1,176
Becton Dickinson & Co	25,000	2,087
Covidien Ltd	95,225	3,961
Johnson & Johnson	242,300	15,791
Stryker Corp (a)	21,900	1,555
Zimmer Holdings Inc (b)	13,400	931

		25,501

Metal — Diversified (0.74%)
Freeport-McMoRan Copper & Gold Inc (a)	54,910	6,462
Rio Tinto PLC ADR (a)	4,600	1,725

		8,187

Metal Processors & Fabrication (0.11%)
Precision Castparts Corp	8,400	1,258

Motorcycle/Motor Scooter (0.10%)
Harley-Davidson Inc (a)	20,700	1,066

Multi-Line Insurance (3.02%)
ACE Ltd	48,100	2,915
American International Group Inc	247,400	15,616
Genworth Financial Inc	100,100	2,733
Hartford Financial Services Group Inc	31,800	3,085
Loews Corp	35,400	1,738
MetLife Inc	103,600	7,133

		33,220

Multimedia (1.52%)
EW Scripps Co (a)	26,700	1,202
McGraw-Hill Cos Inc/The	35,100	1,756
Meredith Corp (a)	12,300	766
News Corp — Class A	208,300	4,514
Time Warner Inc	191,300	3,493
Walt Disney Co/The	145,500	5,039

		16,770

Networking Products (1.47%)
Cisco Systems Inc (b)	372,700	12,322
See accompanying notes

Schedule of Investments
Partners LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Networking Products (continued)
Juniper Networks Inc (b)	106,200	$3,823

		16,145

Non-Hazardous Waste Disposal (0.45%)
Allied Waste Industries Inc (a)(b)	250,500	3,166
Republic Services Inc	52,200	1,785

		4,951

Office Supplies & Forms (0.11%)
Avery Dennison Corp	20,100	1,164
Oil — Field Services (1.90%)
Baker Hughes Inc	58,000	5,030
BJ Services Co (a)	56,200	1,416
Schlumberger Ltd	149,800	14,466

		20,912

Oil & Gas Drilling (0.58%)
Nabors Industries Ltd (a)(b)	22,000	618
Transocean Inc (a)(b)	48,100	5,741

		6,359

Oil Company — Exploration & Production (1.32%)
Anadarko Petroleum Corp	15,700	927
Devon Energy Corp	16,100	1,504
EOG Resources Inc	30,500	2,702
Murphy Oil Corp	53,600	3,946
Occidental Petroleum Corp	47,100	3,252
XTO Energy Inc	33,966	2,255

		14,586

Oil Company — Integrated (6.22%)
Chevron Corp	111,800	10,231
ConocoPhillips	90,600	7,697
Exxon Mobil Corp	502,700	46,243
Total SA ADR (a)	53,400	4,305

		68,476

Oil Field Machinery & Equipment (0.53%)
FMC Technologies Inc (a)(b)	48,400	2,934
Grant Prideco Inc (b)	59,600	2,930

		5,864

Oil Refining & Marketing (0.60%)
Sunoco Inc	54,500	4,011
Valero Energy Corp	37,600	2,648

		6,659

Optical Supplies (0.12%)
Alcon Inc	8,800	1,339

Paper & Related Products (0.29%)
AbitibiBowater Inc (a)	14,508	497
International Paper Co	73,600	2,720

		3,217

Pharmacy Services (0.09%)
Medco Health Solutions Inc (b)	10,600	1,000

Pipelines (0.48%)
Spectra Energy Corp	123,800	3,216
Williams Cos Inc	57,300	2,091

		5,307

Property & Casualty Insurance (0.33%)
Progressive Corp/The (a)	56,900	1,053
Travelers Cos Inc/The	48,571	2,536

		3,589

Publishing — Newspapers (0.03%)
Tribune Co	12,391	375

Regional Banks (3.82%)
Bank of America Corp	256,570	12,387
Capital One Financial Corp	53,900	3,535
PNC Financial Services Group Inc	28,600	2,064
SunTrust Banks Inc	50,300	3,652
US Bancorp	186,600	6,188
Wachovia Corp	87,700	4,010
Wells Fargo & Co	299,700	10,193

		42,029

REITS — Apartments (0.30%)
Equity Residential	79,200	3,309

REITS — Office Property (0.22%)
Boston Properties Inc (a)	22,400	2,427

REITS — Regional Malls (0.37%)
Simon Property Group Inc	39,500	4,112

REITS — Warehouse & Industrial (0.18%)
Prologis (a)	27,700	1,987

Retail — Apparel & Shoe (0.13%)
Ross Stores Inc	53,400	1,443

Retail — Bedding (0.48%)
Bed Bath & Beyond Inc (a)(b)	155,100	5,264

Retail — Building Products (0.82%)
Home Depot Inc (a)	174,100	5,486
Lowe’s Cos Inc	130,000	3,496

		8,982

Retail — Consumer Electronics (0.07%)
Best Buy Co Inc (a)	14,800	718
See accompanying notes

Schedule of Investments
Partners LargeCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail — Discount (1.86%)
Costco Wholesale Corp (a)	32,600	$2,193
Target Corp	90,700	5,565
TJX Cos Inc	103,800	3,003
Wal-Mart Stores Inc	214,900	9,716

		20,477

Retail — Drug Store (0.83%)
CVS Caremark Corp	165,194	6,900
Walgreen Co	56,900	2,256

		9,156

Retail — Regional Department Store (0.64%)
Kohl’s Corp (b)	128,200	7,047

Retail — Restaurants (0.10%)
Starbucks Corp (a)(b)	43,300	1,155

Savings & Loans — Thrifts (0.14%)
Sovereign Bancorp Inc	38,400	554
Washington Mutual Inc	34,100	951

		1,505

Schools (0.05%)
Apollo Group Inc (b)	6,900	547

Semiconductor Component — Integrated Circuits (0.67%)
Marvell Technology Group Ltd (a)(b)	319,000	5,752
Maxim Integrated Products Inc	58,800	1,593

		7,345

Semiconductor Equipment (0.42%)
Applied Materials Inc	174,500	3,389
ASML Holding NV (a)(b)	36,759	1,283

		4,672

Steel — Producers (0.26%)
Nucor Corp	45,800	2,841

Steel — Specialty (0.12%)
Allegheny Technologies Inc (a)	12,500	1,277

Telecommunication Equipment (0.21%)
Alcatel-Lucent ADR (a)	237,412	2,301

Telecommunication Equipment — Fiber Optics (0.53%)
Corning Inc	209,700	5,089
JDS Uniphase Corp (a)(b)	49,900	762

		5,851

Telephone — Integrated (2.11%)
AT&T Inc	554,910	23,190

Therapeutics (0.51%)
Gilead Sciences Inc (b)	109,600	5,063
Warner Chilcott Ltd (a)(b)	30,500	565

		5,628

Tobacco (0.62%)
Altria Group Inc	94,000	6,855

Toys (0.11%)
Hasbro Inc	13,800	412
Mattel Inc	39,200	819

		1,231

Transport — Rail (0.62%)
Canadian National Railway Co (a)	42,400	2,374
Norfolk Southern Corp	77,600	4,008
Union Pacific Corp	3,500	448

		6,830

Transport — Services (0.36%)
CH Robinson Worldwide Inc (a)	14,100	704
Expeditors International Washington Inc	49,900	2,527
United Parcel Service Inc	9,700	729

		3,960

Web Portals (1.56%)
Google Inc (b)	22,700	16,049
Yahoo! Inc (a)(b)	36,900	1,147

		17,196

Wireless Equipment (1.65%)
American Tower Corp (a)(b)	118,892	5,253
Crown Castle International Corp (a)(b)	102,300	4,201
Motorola Inc	211,000	3,965
Qualcomm Inc	112,500	4,807

		18,226

TOTAL COMMON STOCKS		$1,090,313

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (0.04%)
U.S. Treasury BUI (0.04%)
3.70%, 12/27/2007 (b)(c)	$500	497

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$497

SHORT TERM INVESTMENTS (10.40%)
Money Market Funds (10.40%)
BNY Institutional Cash Reserve Fund (d)	$114,509	$114,509

TOTAL SHORT TERM INVESTMENTS		$114,509

Total Investments		$1,205,319
Liabilities in Excess of Other Assets, Net — (9.45)%		(104,051)

TOTAL NET ASSETS — 100.00%		$1,101,268

See accompanying notes

Schedule of Investments
Partners LargeCap Blend Fund
October 31, 2007

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $497 or 0.05% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$204,044

Unrealized Depreciation	(41,295)

Net Unrealized Appreciation (Depreciation)	162,749
Cost for federal income tax purposes	1,042,570

All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
S&P 500 eMini; December 2007	140	$10,746	$10,884	$138
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	28.80%
Consumer, Non-cyclical	19.45%
Energy	12.22%
Communications	11.74%
Technology	11.50%
Industrial	11.00%
Consumer, Cyclical	8.06%
Utilities	3.73%
Basic Materials	2.91%
Government	0.04%
Liabilities in Excess of Other Assets, Net	(9.45%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	0.99%
See accompanying notes

Schedule of Investments
Partners LargeCap Blend Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS(96.43%)
Aerospace & Defense (2.53%)
Lockheed Martin Corp	21,300	$2,344
Northrop Grumman Corp	130,000	10,871
Raytheon Co	152,700	9,713

		22,928

Agricultural Chemicals (0.63%)
Monsanto Co	58,700	5,731

Applications Software (3.32%)
Microsoft Corp	817,900	30,107

Auction House & Art Dealer (0.14%)
Sotheby’s (a)	24,200	1,311

Batteries & Battery Systems (0.75%)
Energizer Holdings Inc (b)	64,900	6,769

Beverages — Non-Alcoholic (2.39%)
Coca-Cola Co/The	159,000	9,820
Hansen Natural Corp (a)(b)	24,500	1,666
Pepsi Bottling Group Inc	2,600	112
PepsiAmericas Inc (a)	9,900	354
PepsiCo Inc	132,300	9,753

		21,705

Brewery (0.40%)
Molson Coors Brewing Co (a)	62,900	3,600

Broadcasting Services & Programming (0.23%)
Liberty Media Corp — Capital Series A (b)	16,500	2,062

Building & Construction Products - Miscellaneous (0.00%)
Owens Corning Inc (a)(b)	710	16

Building Products — Wood (0.04%)
Masco Corp (a)	14,300	344

Cable TV(0.01%)
DIRECTV Group Inc/The (b)	4,200	111

Casino Hotels (0.39%)
Wynn Resorts Ltd	21,800	3,519

Cellular Telecommunications (0.16%)
Alltel Corp	20,300	1,444

Chemicals — Diversified (0.00%)
Olin Corp	200	5

Chemicals — Specialty (0.01%)
Ashland Inc	1,500	88

Commercial Banks (0.98%)
BB&T Corp	138,900	5,135
Regions Financial Corp	138,700	3,762

		8,897

Commercial Services — Finance (0.36%)
Moody’s Corp	74,100	3,240

Computer Aided Design (0.04%)
Autodesk Inc (b)	8,200	401

Computer Services (0.06%)
Computer Sciences Corp (b)	8,600	502

Computers (3.70%)
Apple Inc (b)	40,500	7,693
Dell Inc (b)	426,100	13,038
Hewlett-Packard Co	175,500	9,070
International Business Machines Corp	32,300	3,751

		33,552

Computers — Memory Devices (0.88%)
EMC Corp/Massachusetts (a)(b)	312,500	7,934

Consulting Services (0.70%)
Accenture Ltd (a)	162,600	6,350

Consumer Products — Miscellaneous (0.13%)
American Greetings Corp (a)	43,100	1,135

Cosmetics & Toiletries (1.17%)
Colgate-Palmolive Co	33,200	2,532
Procter & Gamble Co	116,250	8,082

		10,614

Cruise Lines (0.06%)
Carnival Corp	10,700	513

Data Processing & Management (0.06%)
Fair Isaac Corp (a)	5,700	216
Mastercard Inc (a)	1,700	322

		538

Distribution & Wholesale (0.07%)
Genuine Parts Co	6,400	314
Ingram Micro Inc (b)	13,500	287

		601

Diversified Manufacturing Operations (4.65%)
3M Co	139,200	12,021
General Electric Co	457,700	18,839
Honeywell International Inc	125,800	7,600
Ingersoll-Rand Co Ltd	26,500	1,334
SPX Corp	23,400	2,371

		42,165

See accompanying notes

Schedule of Investments
Partners LargeCap Blend Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
E-Commerce — Products (0.81%)
Amazon. Com Inc (a)(b)	81,900	$7,301

E-Commerce — Services (0.54%)
eBay Inc (b)	31,500	1,137
Expedia Inc (a)(b)	116,300	3,799

		4,936

Electric — Integrated (0.94%)
Duke Energy Corp	262,100	5,024
PG&E Corp	62,900	3,078
Progress Energy Inc	9,000	432

		8,534

Electric Products — Miscellaneous (0.27%)
Emerson Electric Co	47,000	2,457

Electronic Components — Miscellaneous (1.57%)
Garmin Ltd (a)	75,000	8,055
Tyco Electronics Ltd	172,625	6,158

		14,213

Electronic Components — Semiconductors (3.07%)
Intel Corp	550,700	14,814
Nvidia Corp (b)	65,400	2,314
Texas Instruments Inc	328,300	10,702

		27,830

Electronic Parts Distribution (0.18%)
Avnet Inc (b)	38,500	1,606

Engineering — Research & Development Services (0.10%)
McDermott International Inc (b)	15,400	940

Engines — Internal Combustion (0.28%)
Cummins Inc	21,000	2,519

Enterprise Software & Services (0.07%)
CA Inc (a)	25,300	669
Fiduciary Banks (1.43%)
Bank of New York Mellon Corp/The	264,469	12,919
Northern Trust Corp	300	23

		12,942

Finance — Auto Loans (0.03%)
AmeriCredit Corp (a)(b)	19,100	269

Finance — Consumer Loans (0.08%)
SLM Corp	15,700	740

Finance — Credit Card (0.00%)
Discover Financial Services	252	5

Finance — Investment Banker & Broker (3.68%)
Citigroup Inc	238,200	9,981
JPMorgan Chase & Co	414,880	19,499
Merrill Lynch & Co Inc	58,100	3,836

		33,316

Finance — Other Services (0.02%)
CME Group Inc (a)	300	200

Financial Guarantee Insurance (0.13%)
AMBAC Financial Group Inc	6,900	254
MBIA Inc (a)	20,832	897

		1,151

Food — Meat Products (0.65%)
Tyson Foods Inc	370,700	5,857

Food — Miscellaneous/Diversified (0.13%)
General Mills Inc	19,700	1,137

Food — Retail (0.81%)
Kroger Co/The	249,700	7,339

Forestry (0.13%)
Plum Creek Timber Co Inc (a)	13,200	590
Weyerhaeuser Co	7,300	554

		1,144

Gold Mining (0.06%)
Newmont Mining Corp	10,200	519

Hospital Beds & Equipment (0.20%)
Kinetic Concepts Inc (a)(b)	30,200	1,815

Human Resources (0.42%)
Manpower Inc	51,400	3,842

Independent Power Producer (1.38%)
NRG Energy Inc (a)(b)	65,200	2,977
Reliant Energy Inc (b)	347,900	9,574

		12,551

Industrial Automation & Robots (0.56%)
Rockwell Automation Inc/DE (a)	73,700	5,076

Internet Security (1.21%)
Symantec Corp (a)(b)	481,500	9,043
VeriSign Inc (a)(b)	55,800	1,902

		10,945

Investment Management & Advisory Services (0.39%)
Ameriprise Financial Inc	56,000	3,527
Franklin Resources Inc	100	13
T Rowe Price Group Inc	100	6

		3,546

See accompanying notes

Schedule of Investments
Partners LargeCap Blend Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Life & Health Insurance (1.00%)
Cigna Corp	136,600	$7,170
Lincoln National Corp	7,600	474
Nationwide Financial Services (a)	19,900	1,068
Prudential Financial Inc	2,600	252
Reinsurance Group of America Inc	1,722	98

		9,062

Machinery — Farm (0.65%)
AGCO Corp (a)(b)(c)	98,400	5,873

Medical — Biomedical/Gene (1.35%)
Amgen Inc (b)	52,200	3,033
Biogen Idec Inc (b)	123,600	9,201

		12,234

Medical — Drugs (4.96%)
Eli Lilly & Co	92,400	5,004
Merck & Co Inc	225,000	13,109
Pfizer Inc	777,220	19,127
Schering-Plough Corp	252,400	7,703

		44,943

Medical — Wholesale Drug Distribution (0.66%)
AmerisourceBergen Corp	126,600	5,964

Medical Instruments (0.93%)
Medtronic Inc	178,000	8,444

Medical Products (0.40%)
Johnson & Johnson	55,100	3,591

Metal — Copper (0.63%)
Southern Copper Corp	41,200	5,756

Metal — Diversified (0.11%)
Freeport-McMoRan Copper & Gold Inc	8,700	1,024

Metal Processors & Fabrication (0.16%)
Precision Castparts Corp	7,200	1,079
Worthington Industries Inc (a)	16,400	410

		1,489

Multi-Line Insurance (2.08%)
American International Group Inc	215,700	13,615
Loews Corp	12,462	612
XL Capital Ltd	64,900	4,669

		18,896

Multimedia (2.59%)
Time Warner Inc	704,400	12,862
Walt Disney Co/The	306,500	10,614

		23,476

Networking Products (3.28%)
Cisco Systems Inc (b)	602,100	19,905
Juniper Networks Inc (b)	273,800	9,857

		29,762

Office Furnishings — Original (0.03%)
HNI Corp (a)	6,200	269

Oil — Field Services (1.09%)
Global Industries Ltd (a)(b)	48,900	1,204
Halliburton Co (a)	218,900	8,629
SEACOR Holdings Inc (a)(b)	789	72

		9,905

Oil Company — Exploration & Production (1.98%)
Anadarko Petroleum Corp	59,600	3,518
Cimarex Energy Co	2,500	101
Devon Energy Corp	131,400	12,273
Noble Energy Inc	27,100	2,074

		17,966

Oil Company — Integrated (7.42%)
Chevron Corp	228,000	20,864
ConocoPhillips	51,268	4,356
Exxon Mobil Corp	456,600	42,003

		67,223

Oil Field Machinery & Equipment (0.23%)
Dresser-Rand Group Inc (b)	18,000	697
National Oilwell Varco Inc (b)	19,200	1,406

		2,103

Oil Refining & Marketing (0.55%)
Holly Corp (a)	17,700	1,112
Tesoro Corp (a)	14,200	859
Valero Energy Corp	11,200	789
Western Refining Inc (a)	61,300	2,248

		5,008

Pharmacy Services (1.41%)
Express Scripts Inc (b)	29,100	1,836
Medco Health Solutions Inc (b)	116,100	10,958

		12,794

Property & Casualty Insurance (0.39%)
Chubb Corp	8,400	448
Travelers Cos Inc/The	58,900	3,075

		3,523

Real Estate Management & Services (0.61%)
CB Richard Ellis Group Inc (a)(b)	213,700	5,210
Jones Lang LaSalle Inc (a)	3,200	305

		5,515

Regional Banks (5.61%)
Bank of America Corp	428,158	20,671
SunTrust Banks Inc	117,200	8,509
See accompanying notes

Schedule of Investments
Partners LargeCap Blend Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Regional Banks (continued)
US Bancorp	50,200	$1,665
Wachovia Corp	151,675	6,936
Wells Fargo & Co	384,300	13,070

		50,851

REITS — Apartments (0.29%)
AvalonBay Communities Inc	19,700	2,416
Camden Property Trust	3,300	206

		2,622

REITS — Diversified (0.28%)
iStar Financial Inc (a)	83,300	2,541

REITS — Healthcare (0.06%)
Ventas Inc	11,800	506

REITS — Office Property (0.17%)
Boston Properties Inc	14,300	1,549

REITS — Regional Malls (0.81%)
General Growth Properties Inc (a)	29,000	1,576
Simon Property Group Inc	55,100	5,737

		7,313

REITS — Shopping Centers (0.07%)
Federal Realty Investment Trust	3,400	300
Regency Centers Corp	5,100	364

		664

REITS — Warehouse & Industrial (0.01%)
Prologis	900	65

Rental — Auto & Equipment (0.13%)
Avis Budget Group Inc (b)	56,300	1,175

Retail — Automobile (0.12%)
AutoNation Inc (a)(b)	59,500	1,053

Retail — Building Products (0.20%)
Home Depot Inc (a)	57,600	1,815

Retail — Computer Equipment (0.39%)
GameStop Corp (a)(b)	59,100	3,500

Retail — Consumer Electronics (0.23%)
RadioShack Corp (a)	102,900	2,122

Retail — Discount (0.09%)
Big Lots Inc (a)(b)	34,800	834

Retail — Drug Store (0.56%)
CVS Caremark Corp	121,400	5,071

Retail — Restaurants (0.94%)
McDonald’s Corp	94,400	5,636
Yum! Brands Inc	72,700	2,927

		8,563

Savings & Loans — Thrifts (0.04%)
Washington Mutual Inc	11,800	329

Schools (0.77%)
Apollo Group Inc (b)	21,800	1,728
ITT Educational Services Inc (a)(b)	41,500	5,278

		7,006

Semiconductor Component — Integrated Circuits (0.03%)
Analog Devices Inc	7,100	238

Semiconductor Equipment (0.01%)
Novellus Systems Inc (a)(b)	4,800	136

Steel — Producers (0.73%)
AK Steel Holding Corp (b)	61,900	3,103
United States Steel Corp	32,800	3,539

		6,642

Telecommunication Services (0.18%)
Embarq Corp	31,200	1,651

Telephone — Integrated (4.17%)
AT&T Inc (c)	219,727	9,182
Century Tel Inc	24,300	1,071
Sprint Nextel Corp	565,900	9,677
Telephone & Data Systems Inc — Special Shares	3,100	204
Telephone & Data Systems Inc	29,300	2,045
Verizon Communications Inc	338,500	15,595

		37,774

Television (1.09%)
CBS Corp (a)	345,807	9,925

Therapeutics (1.11%)
Gilead Sciences Inc (b)	217,300	10,037

Tobacco (1.64%)
Altria Group Inc	127,900	9,328
UST Inc (a)	103,900	5,540

		14,868

Transport — Marine (0.10%)
Overseas Shipholding Group Inc	12,000	893

Transport — Services (0.74%)
United Parcel Service Inc (a)	88,900	6,676

Transport — Truck (0.03%)
JB Hunt Transport Services Inc (a)	8,200	227
See accompanying notes

Schedule of Investments
Partners LargeCap Blend Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Web Portals (0.32%)
Google Inc (b)	4,160	$2,941

TOTAL COMMON STOCKS		$873,988

	Principal
	Amount	Value
	(000’s)	(000’s)
SHORT TERM INVESTMENTS (11.15%)
Money Market Funds (11.15%)
BNY Institutional Cash Reserve Fund (d)	$101,008	$101,008

TOTAL SHORT TERM INVESTMENTS		$101,008

Total Investments		$974,996
Liabilities in Excess of Other Assets, Net — (7.58)%		(68,677)

TOTAL NET ASSETS — 100.00%		$906,319

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $3,432 or 0.38% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$96,994
Unrealized Depreciation	(31,110)

Net Unrealized Appreciation (Depreciation)	65,884
Cost for federal income tax purposes	909,112
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)
Buy:
S&P 500 eMini; December 2007	463	$35,793	$35,997	$204
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent
Financial	29.30%
Consumer, Non-cyclical	20.85%
Communications	14.60%
Industrial	12.60%
Energy	11.28%
Technology	11.24%
Consumer, Cyclical	3.07%
Utilities	2.33%
Basic Materials	2.31%
Liabilities in Excess of Other Assets, Net	(7.58%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent
Futures	3.97%
See accompanying notes

Schedule of Investments
Partners LargeCap Growth Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (97.73%)
Advertising Sales (0.89%)
Lamar Advertising Co (a)	312,400	$16,701

Aerospace & Defense (1.61%)
General Dynamics Corp	333,000	30,290

Airlines (1.38%)
Southwest Airlines Co	1,817,900	25,832

Apparel Manufacturers (0.69%)
Coach Inc (b)	355,100	12,982

Applications Software (5.85%)
Microsoft Corp	2,401,400	88,396
Red Hat Inc (a)(b)	605,500	13,073
Salesforce.com Inc (a)(b)	147,800	8,331

		109,800

Audio & Video Products (0.62%)
Harman International Industries Inc	137,900	11,611

Casino Hotels (1.88%)
Las Vegas Sands Corp (a)(b)	71,000	9,423
Melco PBL Entertainment Macau Ltd ADR (a)(b)	534,600	8,500
MGM Mirage (a)(b)	188,900	17,305

		35,228

Casino Services (1.56%)
International Game Technology	670,400	29,236

Cellular Telecommunications (1.04%)
MetroPCS Communications Inc (a)(b)	870,770	19,592

Computers (2.94%)
Apple Inc (b)	214,500	40,744
Dell Inc (b)	473,800	14,499

		55,243

Computers — Memory Devices (0.98%)
EMC Corp/Massachusetts (a)(b)	446,900	11,347
Network Appliance Inc (a)(b)	220,900	6,956

		18,303

Consulting Services (1.76%)
Accenture Ltd (a)	844,300	32,970

Data Processing & Management (1.26%)
Automatic Data Processing Inc	477,900	23,685

Diversified Manufacturing Operations (6.83%)
Danaher Corp (a)	612,900	52,507
General Electric Co	1,838,800	75,685

		128,192

E-Commerce — Products (2.50%)
Amazon.Com Inc (a)(b)	526,400	46,929

Electronic Components — Semiconductors (4.96%)
Broadcom Corp (b)	795,500	25,893
Intel Corp	1,272,400	34,228
Xilinx Inc	1,351,100	32,967

		93,088

Electronic Forms (1.20%)
Adobe Systems Inc (a)(b)	469,800	22,503

Engineering — Research & Development Services (1.81%)
Foster Wheeler Ltd (b)	129,400	19,184
McDermott International Inc (b)	242,800	14,825

		34,009

Entertainment Software (1.58%)
Electronic Arts Inc (b)	485,600	29,680

Fiduciary Banks (3.84%)
State Street Corp	902,800	72,016

Finance — Investment Banker & Broker (2.87%)
Interactive Brokers Group Inc (a)(b)	369,300	10,661
Morgan Stanley	641,700	43,161

		53,822

Hotels & Motels (1.14%)
Marriott International Inc/DE	518,500	21,316

Human Resources (0.72%)
Monster Worldwide Inc (a)(b)	334,300	13,566

Investment Management & Advisory Services (1.86%)
Franklin Resources Inc	268,700	34,845

Medical — Biomedical/Gene (2.34%)
Celgene Corp (a)(b)	245,700	16,216
Genentech Inc (b)	373,300	27,673

		43,889

Medical — Drugs (2.60%)
Allergan Inc/United States (a)	354,200	23,937
Schering-Plough Corp	812,500	24,797

		48,734

Medical — HMO (0.93%)
WellPoint Inc (a)(b)	221,100	17,518

Medical Instruments (2.56%)
Medtronic Inc	626,300	29,712
St Jude Medical Inc (a)(b)	452,000	18,410

		48,122

See accompanying notes

Schedule of Investments
Partners LargeCap Growth Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Metal — Diversified (0.52%)
Freeport-McMoRan Copper & Gold Inc (a)	82,500	$9,709

Networking Products (3.95%)
Cisco Systems Inc (b)	866,800	28,657
Juniper Networks Inc (a)(b)	1,262,120	45,436

		74,093

Oil — Field Services (1.98%)
Schlumberger Ltd	384,400	37,121

Retail — Bedding (0.79%)
Bed Bath & Beyond Inc (a)(b)	439,000	14,900

Retail — Building Products (0.93%)
Lowe’s Cos Inc (a)	648,800	17,446

Retail — Discount (1.73%)
Target Corp	527,600	32,374

Retail — Drug Store (3.77%)
CVS Caremark Corp	1,138,872	47,571
Walgreen Co	584,800	23,187

		70,758

Retail — Regional Department Store (1.70%)
Kohl’s Corp (b)	579,000	31,828

Semiconductor Component — Integrated Circuits (3.65%)
Analog Devices Inc	841,700	28,163
Marvell Technology Group Ltd (a)(b)	2,234,500	40,288

		68,451

Semiconductor Equipment (1.86%)
Applied Materials Inc	922,100	17,907
ASML Holding NV (a)(b)	487,553	17,026

		34,933

Telecommunication Equipment — Fiber Optics (1.40%)
Corning Inc	1,081,100	26,238

Therapeutics (2.88%)
Gilead Sciences Inc (b)	1,171,000	54,088

Toys (0.86%)
Nintendo Co Ltd ADR	206,300	16,133

Transport — Services (1.40%)
Expeditors International Washington Inc (a)	517,600	26,216

Web Portals (3.88%)
Google Inc (a)(b)	102,900	72,750

Wireless Equipment (6.23%)
American Tower Corp (a)(b)	1,772,700	78,318
Crown Castle International Corp (a)(b)	459,800	18,884
Qualcomm Inc	462,500	19,762

		116,964

TOTAL COMMON STOCKS		$1,833,704

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (11.97%)
Money Market Funds (11.97%)
BNY Institutional Cash Reserve Fund (c)	$224,569	$224,569

TOTAL SHORT TERM INVESTMENTS		$224,569

Total Investments		$2,058,273
Liabilities in Excess of Other Assets, Net — (9.70)%		(182,030)

TOTAL NET ASSETS - 100.00%		$1,876,243

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$340,317
Unrealized Depreciation	(44,789)

Net Unrealized Appreciation (Depreciation)	295,528
Cost for federal income tax purposes	1,762,745
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Technology	24.29%
Financial	20.53%
Communications	19.89%
Consumer, Cyclical	17.03%
Consumer, Non-cyclical	13.80%
Industrial	11.66%
Energy	1.98%
Basic Materials	0.52%
Liabilities in Excess of Other Assets, Net	(9.70%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Partners LargeCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (96.53%)
Aerospace & Defense Equipment (1.91%)
United Technologies Corp	212,900	$16,306

Agricultural Chemicals (1.49%)
Monsanto Co	130,552	12,746

Applications Software (2.79%)
Microsoft Corp	648,822	23,883

Auto/Truck Parts & Equipment — Original (1.98%)
Borg Warner Inc	160,500	16,966

Beverages — Non-Alcoholic (5.99%)
Coca-Cola Co/The	345,200	21,319
PepsiCo Inc	405,000	29,857

		51,176

Computer Services (1.18%)
DST Systems Inc (a)(b)	119,000	10,081

Computers (6.25%)
Apple Inc (b)	179,000	34,001
Dell Inc (b)	369,100	11,295
Research In Motion Ltd (b)	65,500	8,155

		53,451

Cosmetics & Toiletries (3.06%)
Procter & Gamble Co	376,000	26,140

Dental Supplies & Equipment (1.63%)
Dentsply International Inc	172,500	7,155
Patterson Cos Inc (a)(b)	174,300	6,817

		13,972

Diagnostic Kits (0.29%)
Idexx Laboratories Inc (a)(b)	20,100	2,448

Diversified Manufacturing Operations (6.38%)
Cooper Industries Ltd	170,500	8,933
Eaton Corp	158,100	14,637
General Electric Co	323,600	13,319
Honeywell International Inc	163,400	9,871
Roper Industries Inc (a)	109,857	7,779

		54,539

E-Commerce — Products (1.21%)
Amazon. Com Inc (a)(b)	115,900	10,333

E-Commerce — Services (1.93%)
eBay Inc (b)	286,100	10,328
priceline.com Inc (a)(b)	66,000	6,145

		16,473

Electric Products — Miscellaneous (1.86%)
Emerson Electric Co	303,600	15,869

Electronic Components — Semiconductors (3.33%)
Broadcom Corp (b)	269,800	8,782
Intersil Corp	315,000	9,557
MEMC Electronic Materials Inc (b)	76,900	5,631
PMC — Sierra Inc (a)(b)	497,100	4,479

		28,449

Enterprise Software & Services (2.05%)
Oracle Corp (b)	789,300	17,499

Entertainment Software (1.04%)
Electronic Arts Inc (b)	146,200	8,936

Fiduciary Banks (1.94%)
Northern Trust Corp (a)	220,200	16,561

Finance — Investment Banker & Broker (1.49%)
Charles Schwab Corp/The	546,900	12,710

Food — Confectionery (2.01%)
WM Wrigley Jr Co (a)	278,500	17,175

Instruments — Scientific (1.83%)
Thermo Fisher Scientific Inc (b)	266,200	15,655

Investment Management & Advisory Services (2.13%)
Janus Capital Group Inc (a)	527,200	18,194

Medical — Biomedical/Gene (0.46%)
Illumina Inc (a)(b)	70,700	3,970

Medical — Drugs (3.36%)
Allergan Inc/United States (a)	168,200	11,367
Novo Nordisk A/S ADR (a)	55,500	6,920
Schering-Plough Corp	341,728	10,430

		28,717

Medical Instruments (1.25%)
Intuitive Surgical Inc (a)(b)	32,800	10,721

Medical Products (4.61%)
Baxter International Inc	266,577	15,997
Becton Dickinson & Co	231,606	19,330
Mentor Corp (a)	96,200	4,095

		39,422

Metal — Diversified (0.76%)
Freeport-McMoRan Copper & Gold Inc	55,100	6,484

Multimedia (1.37%)
Viacom Inc (a)(b)	283,100	11,689
See accompanying notes

Schedule of Investments
Partners LargeCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Networking Products (4.59%)
Cisco Systems Inc (b)(c)	1,003,500	$33,176
Juniper Networks Inc (b)	168,600	6,069

		39,245

Non-Hazardous Waste Disposal (0.46%)
Waste Management Inc	107,500	3,912

Oil — Field Services (0.69%)
Schlumberger Ltd	61,000	5,891

Oil & Gas Drilling (0.40%)
Grey Wolf Inc (a)(b)	600,900	3,383

Oil Company — Exploration & Production (5.54%)
Apache Corp	149,500	15,520
Devon Energy Corp (a)	157,500	14,710
XTO Energy Inc	257,700	17,106

		47,336

Oil Company — Integrated (1.21%)
Exxon Mobil Corp	112,400	10,340

Oil Field Machinery & Equipment (0.95%)
Cameron International Corp (a)(b)	83,600	8,139

Optical Supplies (1.65%)
Alcon Inc	92,800	14,125

Property & Casualty Insurance (0.96%)
Chubb Corp	154,200	8,227

Publicly Traded Investment Fund (0.06%)
iShares Russell 1000 Growth Index Fund (a)	7,800	497

Retail — Building Products (1.11%)
Home Depot Inc	302,200	9,522

Retail — Computer Equipment (1.79%)
GameStop Corp (a)(b)	257,987	15,278

Retail — Discount (2.82%)
TJX Cos Inc	476,800	13,794
Wal-Mart Stores Inc	227,500	10,285

		24,079

Software Tools (1.14%)
VMware Inc (a)(b)	78,233	9,766

Steel Pipe & Tube (0.47%)
Valmont Industries Inc (a)	41,615	3,983

Telecommunication Equipment (0.63%)
ADC Telecommunications Inc (a)(b)	287,600	5,378

Telephone — Integrated (1.32%)
AT&T Inc	270,100	11,287

Veterinary Diagnostics (0.31%)
VCA Antech Inc (b)	58,500	2,694

Web Portals (2.87%)
Google Inc (b)	34,700	24,533

Wireless Equipment (1.98%)
American Tower Corp (a)(b)	218,400	9,649
Qualcomm Inc	170,100	7,268

		16,917

TOTAL COMMON STOCKS		$825,097

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (15.97%)
Commercial Paper (1.85%)
Abbey National NA
4.825%, 11/ 7/2007	$1,000	$999
Aegon NV
4.80%, 11/ 5/2007	400	400
Barton Capital Corp
5.07%, 11/14/2007	1,000	998
BNP Paribas Finance
5.535%, 12/10/2007	500	497
Caylon North America
4.865%, 11/13/2007	1,000	999
Federal Farm Credit Bank
4.40%, 11/ 1/2007	7,226	7,226
ING U.S. Funding
4.94%, 11/14/2007	1,000	998
Procter & Gamble
4.74%, 1/ 2/2008	700	694
Royal Bank of Scotland
4.82%, 11/14/2007	1,000	998
Westpac Banking Corp
4.93%, 11/13/2007	1,000	998
Wilmington Trust Co
4.98%, 11/19/2007	1,000	1,000

		15,807

Money Market Funds (14.12%)
BNY Institutional Cash Reserve Fund (d)	120,719	120,719

TOTAL SHORT TERM INVESTMENTS		$136,526

Total Investments		$961,623
Liabilities in Excess of Other Assets, Net — (12.50)%		(106,829)

TOTAL NET ASSETS - 100.00%		$854,794

See accompanying notes

Schedule of Investments
Partners LargeCap Growth Fund II
October 31, 2007

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $16,530 or 1.93% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$135,621
Unrealized Depreciation	(8,118)

Net Unrealized Appreciation (Depreciation)	127,503
Cost for federal income tax purposes	834,120
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
S&P 500 eMini; December 2007	214	$16,602	$16,637	$35
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Consumer, Non-cyclical	24.71%
Financial	21.56%
Technology	17.79%
Communications	15.89%
Industrial	12.90%
Energy	8.79%
Consumer, Cyclical	7.70%
Basic Materials	2.25%
Government	0.85%
Exchange Traded Funds	0.06%
Liabilities in Excess of Other Assets, Net	(12.50%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	1.95%
Currency Contracts	0.47%
See accompanying notes

Schedule of Investments
Partners LargeCap Growth Fund II
October 31, 2007
Foreign Currency Contracts

					Net Unrealized
Foreign Currency	Delivery	Contracts to			Appreciation
Sale Contracts	Date	Deliver	In Exchange For	Value	(Depreciation)
Danish Kroner	11/30/2007	20,673,687	$3,995	$4,020	$(25)
All dollar amounts are shown in thousands (000’s)
See accompanying notes

Schedule of Investments
Partners LargeCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (97.54%)
Advertising Agencies (0.30%)
Interpublic Group of Cos Inc (a)(b)	812,200	$8,406

Aerospace & Defense (1.49%)
Boeing Co	160,200	15,794
Lockheed Martin Corp	40,000	4,402
Northrop Grumman Corp	256,100	21,415

		41,611

Apparel Manufacturers (0.52%)
Jones Apparel Group Inc (a)	261,050	5,466
VF Corp (a)	104,700	9,123

		14,589

Applications Software (0.45%)
Microsoft Corp	343,500	12,644

Auto — Car & Light Trucks (0.85%)
General Motors Corp (a)	606,400	23,765

Auto/Truck Parts & Equipment — Original (1.67%)
Autoliv Inc	227,200	14,354
BorgWarner Inc	146,100	15,444
Lear Corp (a)(b)	62,200	2,210
Magna International Inc (a)	153,500	14,546

		46,554

Beverages — Non-Alcoholic (0.33%)
Coca-Cola Enterprises Inc (a)	361,200	9,323

Brewery (0.76%)
Molson Coors Brewing Co (a)	369,400	21,141

Building — Residential & Commercial (0.81%)
Centex Corp	249,100	6,242
KB Home	253,400	7,004
Pulte Homes Inc (a)	639,400	9,489

		22,735

Cellular Telecommunications (0.68%)
Vodafone Group PLC ADR (a)	480,200	18,857

Chemicals — Diversified (1.64%)
Dow Chemical Co/The (a)	410,700	18,498
EI Du Pont de Nemours & Co	552,600	27,359

		45,857

Chemicals — Specialty (0.76%)
Ashland Inc (a)	181,000	10,628
Lubrizol Corp	157,000	10,657

		21,285

Commercial Banks (0.47%)
Deutsche Bank AG (a)	97,600	13,055

Computer Services (0.13%)
Electronic Data Systems Corp	166,600	3,597

Computers (0.93%)
Dell Inc (b)	101,600	3,109
International Business Machines Corp	196,000	22,759

		25,868

Computers — Peripheral Equipment (0.34%)
Lexmark International Inc (b)	223,200	9,372

Containers — Metal & Glass (0.61%)
Owens-Illinois Inc (b)	381,300	16,937

Containers — Paper & Plastic (0.29%)
Sonoco Products Co	261,400	8,083

Cosmetics & Toiletries (2.30%)
Colgate-Palmolive Co	156,300	11,921
Procter & Gamble Co	752,700	52,328

		64,249

Distribution & Wholesale (0.19%)
Tech Data Corp (a)(b)	136,700	5,376

Diversified Manufacturing Operations (6.49%)
Eaton Corp	215,550	19,956
General Electric Co	2,936,000	120,846
Ingersoll-Rand Co Ltd	331,500	16,691
SPX Corp (a)	142,700	14,455
Tyco International Ltd	220,850	9,092

		181,040

Electric — Integrated (1.83%)
Constellation Energy Group Inc	192,800	18,258
Entergy Corp	187,800	22,512
Pinnacle West Capital Corp	248,100	10,023
Wisconsin Energy Corp	6,400	306

		51,099

Electronic Components — Miscellaneous (0.90%)
Flextronics International Ltd (a)(b)	1,514,569	18,644
Sanmina-SCI Corp (b)	1,195,500	2,642
Tyco Electronics Ltd	106,250	3,790

		25,076

Electronic Parts Distribution (0.49%)
Arrow Electronics Inc (a)(b)	341,800	13,665

Finance — Commercial (0.57%)
CIT Group Inc	455,100	16,038

Finance — Investment Banker & Broker (8.38%)
Citigroup Inc	2,090,800	87,605
Goldman Sachs Group Inc/The	32,200	7,983
See accompanying notes

Schedule of Investments
Partners LargeCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Finance — Investment Banker & Broker (continued)
JPMorgan Chase & Co	1,556,300	$73,146
Merrill Lynch & Co Inc	401,100	26,481
Morgan Stanley (a)	576,500	38,775

		233,990

Finance — Mortgage Loan/Banker (1.92%)
Federal National Mortgage Association	562,350	32,076
Freddie Mac	409,200	21,373

		53,449

Financial Guarantee Insurance (0.86%)
AMBAC Financial Group Inc	254,500	9,373
MBIA Inc (a)	230,400	9,916
MGIC Investment Corp (a)	236,300	4,575

		23,864

Food — Meat Products (0.34%)
Tyson Foods Inc	607,000	9,591

Food — Miscellaneous/Diversified (1.80%)
ConAgra Foods Inc	545,100	12,935
Kellogg Co	261,700	13,815
Kraft Foods Inc	251,942	8,418
Sara Lee Corp	917,600	15,177

		50,345

Food — Retail (1.29%)
Kroger Co/The	582,100	17,108
Safeway Inc (a)	559,000	19,006

		36,114

Food — Wholesale & Distribution (0.21%)
SUPERVALU Inc	151,400	5,867

Health Care Cost Containment (0.62%)
McKesson Corp	261,800	17,305

Insurance Brokers (0.17%)
AON Corp	103,500	4,691

Life & Health Insurance (0.56%)
Torchmark Corp	3,200	208
Unum Group	660,100	15,407

		15,615

Machinery — Construction & Mining (0.64%)
Caterpillar Inc (a)	177,500	13,243
Terex Corp (b)	61,700	4,580

		17,823

Medical — Drugs (4.66%)
Eli Lilly & Co	335,300	18,157
Merck & Co Inc	551,700	32,142
Pfizer Inc	3,245,000	79,859

		130,158

Medical — Wholesale Drug Distribution (0.33%)
AmerisourceBergen Corp	192,900	9,088

Medical Products (1.16%)
Covidien Ltd	106,250	4,420
Johnson & Johnson	430,000	28,023

		32,443

Multi-Line Insurance (6.57%)
ACE Ltd (a)	333,500	20,213
Allstate Corp/The	464,700	24,350
American International Group Inc	907,000	57,250
Genworth Financial Inc	632,900	17,278
Hartford Financial Services Group Inc (a)	194,100	18,834
MetLife Inc	374,550	25,788
Old Republic International Corp	636,100	9,751
XL Capital Ltd (a)	136,800	9,843

		183,307

Multimedia (1.04%)
Time Warner Inc (a)	830,000	15,156
Viacom Inc (a)(b)	338,700	13,985

		29,141

Office Automation & Equipment (0.48%)
Pitney Bowes Inc (a)	332,700	13,321

Oil Company — Exploration & Production (0.22%)
Occidental Petroleum Corp	89,800	6,201

Oil Company — Integrated (14.34%)
BP PLC ADR	207,300	16,167
Chevron Corp	982,900	89,945
ConocoPhillips	783,300	66,549
Exxon Mobil Corp	1,797,200	165,325
Marathon Oil Corp	577,800	34,165
Royal Dutch Shell PLC ADR	156,400	13,687
Total SA ADR (a)	178,900	14,421

		400,259

Paper & Related Products (0.79%)
Smurfit-Stone Container Corp (a)(b)	480,200	5,815
Temple-Inland Inc (a)	304,600	16,348

		22,163

Property & Casualty Insurance (1.72%)
Chubb Corp	260,300	13,887
Fidelity National Financial Inc (a)	548,000	8,434
Travelers Cos Inc/The	491,191	25,645

		47,966

See accompanying notes

Schedule of Investments
Partners LargeCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Publishing — Newspapers (0.63%)
Gannett Co Inc	411,400	$17,447

Regional Banks (6.70%)
Bank of America Corp	1,963,600	94,803
Comerica Inc (a)	283,000	13,210
Fifth Third Bancorp	208,800	6,531
Keycorp (a)	257,400	7,323
SunTrust Banks Inc	86,100	6,251
US Bancorp	514,500	17,061
Wachovia Corp	404,500	18,498
Wells Fargo & Co	685,600	23,317

		186,994

Reinsurance (0.43%)
PartnerRe Ltd (a)	29,200	2,431
RenaissanceRe Holdings Ltd	161,900	9,445

		11,876

Rental — Auto & Equipment (0.25%)
Avis Budget Group Inc (b)	335,200	6,996

Retail — Apparel & Shoe (0.51%)
Gap Inc/The	742,600	14,035
Ltd Brands Inc (a)	7,400	163

		14,198

Retail — Building Products (0.61%)
Home Depot Inc (a)	541,600	17,066

Retail — Discount (0.50%)
Family Dollar Stores Inc (a)	340,000	8,619
Wal-Mart Stores Inc (a)	115,000	5,199

		13,818

Retail — Office Supplies (0.18%)
Office Depot Inc (a)(b)	268,500	5,037

Retail — Regional Department Store (0.68%)
Macy’s Inc (a)	589,100	18,869

Retail — Restaurants (1.50%)
McDonald’s Corp	702,300	41,927

Savings & Loans — Thrifts (0.48%)
Washington Mutual Inc	482,700	13,458

Steel — Producers (0.77%)
ArcelorMittal (a)	267,700	21,403

Telephone — Integrated (7.10%)
AT&T Inc	2,553,700	106,719
Sprint Nextel Corp (a)	1,462,400	25,007
Verizon Communications Inc	1,438,700	66,281

		198,007

Television (0.64%)
CBS Corp (a)	626,800	17,989

Tobacco (1.64%)
Altria Group Inc	627,300	45,749

Tools — Hand Held (0.51%)
Black & Decker Corp (a)	157,700	14,179

Toys (0.20%)
Mattel Inc	264,400	5,523

Wireless Equipment (0.31%)
Nokia OYJ ADR (a)	215,000	8,540

TOTAL COMMON STOCKS		$2,721,999

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (8.10%)
Commercial Paper (1.11%)
Federal Farm Credit Bank Discount Notes 4.40%, 11/ 1/2007	$30,919	$30,919

Money Market Funds (6.99%)
BNY Institutional Cash Reserve Fund (c)	195,123	195,123

TOTAL SHORT TERM INVESTMENTS		$226,042

Total Investments		$2,948,041
Liabilities in Excess of Other Assets, Net — (5.64)%		(157,328)

TOTAL NET ASSETS - 100.00%		$2,790,713

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$602,916
Unrealized Depreciation	(134,258)

Net Unrealized Appreciation (Depreciation)	468,658
Cost for federal income tax purposes	2,479,383
All dollar amounts are shown in thousands (000’s)
See accompanying notes

Schedule of Investments
Partners LargeCap Value Fund
October 31, 2007
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
S&P 500 eMini; December 2007	423	$32,556	$32,886	$330
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	35.81%
Consumer, Non-cyclical	15.71%
Energy	14.57%
Industrial	11.41%
Communications	10.69%
Consumer, Cyclical	8.22%
Basic Materials	3.97%
Technology	2.32%
Utilities	1.83%
Government	1.11%
Liabilities in Excess of Other Assets, Net	(5.64%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	1.18%
See accompanying notes

Schedule of Investments
Partners LargeCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (97.93%)
Advertising Agencies (1.33%)
Omnicom Group Inc	271,000	$13,816

Advertising Services (0.70%)
RH Donnelley Corp (a)(b)	131,700	7,224

Aerospace & Defense (1.90%)
Lockheed Martin Corp	70,000	7,703
Northrop Grumman Corp	142,700	11,932

		19,635

Applications Software (2.15%)
Microsoft Corp	603,400	22,211

Auto — Medium & Heavy Duty Trucks (1.13%)
Paccar Inc	209,750	11,654

Auto/Truck Parts & Equipment — Original (4.50%)
Borg Warner Inc	174,400	18,436
Johnson Controls Inc (a)	643,400	28,129

		46,565

Beverages — Wine & Spirits (0.74%)
Constellation Brands Inc (a)(b)	303,200	7,616

Brewery (1.10%)
Anheuser-Busch Cos Inc	221,300	11,348

Building Products — Wood (1.29%)
Masco Corp (a)	555,800	13,384

Cable TV (1.00%)
Comcast Corp (a)(b)	492,200	10,361

Coal (0.74%)
Peabody Energy Corp	138,200	7,705

Commercial Banks (0.50%)
City National Corp/CA	77,100	5,212

Consumer Products — Miscellaneous (0.92%)
Fortune Brands Inc	113,100	9,474

Cruise Lines (1.75%)
Carnival Corp	376,600	18,069

Diversified Manufacturing Operations (7.28%)
General Electric Co (a)	1,283,800	52,841
Illinois Tool Works Inc (a)	392,800	22,492

		75,333

Electric — Integrated (7.05%)
American Electric Power Co Inc	410,800	19,805
Exelon Corp	373,400	30,910
Northeast Utilities	419,500	12,933
Pepco Holdings Inc (a)	327,000	9,316

		72,964

Fiduciary Banks (3.92%)
Bank of New York Mellon Corp/The	527,174	25,752
Northern Trust Corp (a)	197,400	14,847

		40,599

Finance — Credit Card (0.63%)
Discover Financial Services	335,950	6,484

Finance — Investment Banker & Broker (10.58%)
Citigroup Inc	955,100	40,019
JPMorgan Chase & Co	621,200	29,197
Morgan Stanley	598,400	40,248

		109,464

Finance — Mortgage Loan/Banker (0.83%)
Freddie Mac	164,700	8,602
Gas — Distribution (1.66%)
NiSource Inc	312,500	6,391
Sempra Energy	176,100	10,832

		17,223

Internet Security (1.43%)
Symantec Corp (a)(b)	789,600	14,829

Life & Health Insurance (1.18%)
Aflac Inc	195,000	12,242

Medical — Drugs (6.36%)
Bristol-Myers Squibb Co	450,200	13,501
Cephalon Inc (a)(b)	71,300	5,258
Merck & Co Inc	441,500	25,722
Wyeth	438,400	21,319

		65,800

Medical — HMO (0.38%)
UnitedHealth Group Inc	79,100	3,888

Medical Products (1.48%)
Johnson & Johnson	234,800	15,302

Motorcycle/Motor Scooter (0.61%)
Harley-Davidson Inc (a)	123,300	6,350

Multi-Line Insurance (2.40%)
Allstate Corp/The	157,000	8,227
Hartford Financial Services Group Inc	170,900	16,582

		24,809

Multimedia (1.04%)
News Corp — Class A	495,300	10,733
See accompanying notes

Schedule of Investments
Partners LargeCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Oil — Field Services (1.53%)
Halliburton Co (a)	401,500	$15,827
Oil & Gas Drilling (2.02%)
ENSCO International Inc	159,300	8,839
GlobalSantaFe Corp (a)	148,400	12,025

		20,864

Oil Company — Integrated (7.33%)
Chevron Corp	403,400	36,915
Exxon Mobil Corp	423,900	38,995

		75,910

Pharmacy Services (1.67%)
Medco Health Solutions Inc (b)	183,200	17,290

Publicly Traded Investment Fund (1.03%)
SPDR Trust Series 1 (a)	69,000	10,671

Regional Banks (8.59%)
Bank of America Corp	303,600	14,658
Fifth Third Bancorp	590,100	18,458
PNC Financial Services Group Inc	207,500	14,973
Wells Fargo & Co	1,200,200	40,819

		88,908

Retail — Discount (1.42%)
Costco Wholesale Corp	217,900	14,656

Telephone — Integrated (4.22%)
AT&T Inc (a)	600,100	25,078
Sprint Nextel Corp	1,090,084	18,641

		43,719

Transport — Rail (2.00%)
Burlington Northern Santa Fe Corp (a)	237,600	20,707

Transport — Services (1.54%)
FedEx Corp	154,200	15,935

TOTAL COMMON STOCKS		$1,013,383

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (14.61%)
Money Market Funds (14.61%)
BNY Institutional Cash Reserve Fund (c)	$151,248	$151,248

TOTAL SHORT TERM INVESTMENTS		$151,248

Total Investments		$1,164,631
Liabilities in Excess of Other Assets, Net — (12.54)%		(129,793)

TOTAL NET ASSETS - 100.00%		$1,034,838

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$154,907
Unrealized Depreciation	(31,040)

Net Unrealized Appreciation (Depreciation)	123,867
Cost for federal income tax purposes	1,040,764
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	43.25%
Industrial	14.01%
Consumer, Non-cyclical	12.63%
Energy	11.63%
Communications	9.73%
Consumer, Cyclical	9.40%
Utilities	8.71%
Technology	2.15%
Exchange Traded Funds	1.03%
Liabilities in Excess of Other Assets, Net	(12.54%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Partners LargeCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (99.88%)
Aerospace & Defense (1.05%)
Northrop Grumman Corp	30,300	$2,534

Apparel Manufacturers (0.61%)
VF Corp	16,900	1,473

Applications Software (1.98%)
Microsoft Corp	129,500	4,767

Beverages — Non-Alcoholic (2.40%)
Coca-Cola Co/The	53,400	3,298
Pepsi Bottling Group Inc	57,400	2,473

		5,771

Chemicals — Diversified (2.27%)
El Du Pont de Nemours & Co	47,500	2,352
PPG Industries Inc	41,400	3,094

		5,446

Commercial Services — Finance (0.56%)
H&R Block Inc (a)	62,200	1,356

Computers (2.78%)
Hewlett-Packard Co	72,000	3,721
International Business Machines Corp	25,600	2,973

		6,694

Data Processing & Management (0.45%)
Fiserv Inc (b)	19,600	1,086

Diversified Manufacturing Operations (5.29%)
Dover Corp	34,600	1,592
General Electric Co	144,200	5,935
Ingersoll-Rand Co Ltd	41,200	2,075
Parker Hannifin Corp	25,350	2,037
Tyco International Ltd	26,400	1,087

		12,726

Electric — Integrated (3.04%)
Exelon Corp	47,900	3,965
PPL Corp	64,600	3,340

		7,305

Electronic Components — Miscellaneous (0.39%)
Tyco Electronics Ltd	26,000	927

Electronic Components — Semiconductors (0.53%)
Intel Corp	47,000	1,264

Enterprise Software & Services (0.77%)
Oracle Corp (b)	83,300	1,847

Fiduciary Banks (0.79%)
Bank of New York Mellon Corp/The	38,800	1,895

Finance — Credit Card (0.25%)
Discover Financial Services	30,800	594

Finance — Investment Banker & Broker (9.87%)
Bear Stearns Cos Inc/The (a)	5,100	579
Citigroup Inc	241,700	10,127
JPMorgan Chase & Co	128,500	6,040
Merrill Lynch & Co Inc	51,900	3,426
Morgan Stanley	53,000	3,565

		23,737

Finance — Mortgage Loan/Banker (2.30%)
Countrywide Financial Corp	22,000	342
Freddie Mac	99,300	5,186

		5,528

Financial Guarantee Insurance (0.32%)
MGIC Investment Corp (a)	39,600	767

Food — Miscellaneous/Diversified (1.23%)
Unilever NV	91,000	2,954

Food — Retail (0.68%)
Kroger Co/The	55,300	1,625

Forestry (1.14%)
Weyerhaeuser Co	36,200	2,748

Home Decoration Products (0.74%)
Newell Rubbermaid Inc	61,400	1,790

Independent Power Producer (0.29%)
NRG Energy Inc (a)(b)	15,300	699

Insurance Brokers (0.53%)
Marsh & McLennan Cos Inc	48,800	1,263

Life & Health Insurance (0.64%)
Torchmark Corp	23,700	1,544

Machinery — Construction & Mining (0.65%)
Caterpillar Inc	21,000	1,567

Machinery — Farm (0.44%)
Deere & Co	6,800	1,053

Medical — Biomedical/Gene (0.61%)
Amgen lnc (b)	25,400	1,476

Medical — Drugs (6.11%)
Abbott Laboratories	66,200	3,616
Eli Lilly & Co	29,800	1,614
Merck & Co Inc	34,000	1,981
Pfizer Inc	181,900	4,476
See accompanying notes

Schedule of Investments
Partners LargeCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Medical — Drugs (continued)
Wyeth	61,700	$3,000

		14,687

Medical Instruments (0.46%)
Medtronic Inc	23,500	1,115

Medical Laboratory & Testing Service (0.31%)
Quest Diagnostics Inc	13,800	734

Medical Products (1.99%)
Johnson & Johnson	73,600	4,797

Multi-Line Insurance (5.11%)
Allstate Corp/The	49,200	2,578
American International Group Inc	78,000	4,923
Hartford Financial Services Group Inc	30,500	2,960
Loews Corp	37,000	1,816

		12,277

Multimedia (2.33%)
Time Warner Inc	192,100	3,508
Viacom Inc (b)	50,700	2,093

		5,601

Non-Hazardous Waste Disposal (0.59%)
Waste Management Inc	39,200	1,426

Office Automation & Equipment (0.60%)
Xerox Corp	82,400	1,437

Office Supplies & Forms (0.24%)
Avery Dennison Corp	10,100	585

Oil Company — Exploration & Production (0.40%)
Devon Energy Corp	10,200	953

Oil Company — Integrated (13.92%)
Chevron Corp	86,200	7,888
ConocoPhillips	63,300	5,378
Exxon Mobil Corp	137,900	12,686
Royal Dutch Shell PLC ADR	85,800	7,508

		33,460

Oil Field Machinery & Equipment (0.53%)
National Oilwell Varco Inc (a)(b)	17,400	1,274

Printing — Commercial (0.67%)
RR Donnelley & Sons Co	40,100	1,616

Publishing — Newspapers (0.98%)
Gannett Co Inc (a)	55,500	2,354

Regional Banks (9.60%)
Bank of America Corp	169,800	8,198
National City Corp (a)	41,500	1,006
PNC Financial Services Group Inc	22,900	1,652
US Bancorp	100,700	3,339
Wachovia Corp	79,500	3,636
Wells Fargo & Co	154,300	5,248

		23,079

Retail — Apparel & Shoe (0.59%)
Gap Inc/The	74,600	1,410

Retail — Building Products (0.35%)
Home Depot Inc (a)	27,000	851

Retail — Consumer Electronics (0.66%)
Best Buy Co Inc (a)	32,900	1,596

Retail — Discount (1.10%)
Wal-Mart Stores Inc	58,700	2,654

Retail — Drug Store (0.15%)
Walgreen Co	9,100	361

Retail — Office Supplies (0.61%)
Staples Inc	62,900	1,468

Retail — Regional Department Store (0.26%)
Kohl’s Corp (b)	11,200	616

Retail — Restaurants (0.67%)
McDonald’s Corp	26,800	1,600

Savings & Loans — Thrifts (0.82%)
Washington Mutual Inc	70,400	1,963

Semiconductor Equipment (0.37%)
Applied Materials Inc	45,700	887

Steel — Producers (0.63%)
Nucor Corp (a)	24,300	1,507

Telephone — Integrated (5.66%)
AT&T Inc	178,700	7,468
Sprint Nextel Corp	121,400	2,076
Verizon Communications Inc	88,200	4,063

		13,607

Tobacco (1.30%)
Altria Group Inc	42,900	3,129

Wireless Equipment (0.27%)
Motorola Inc	35,200	661

TOTAL COMMON STOCKS		$240,141

See accompanying notes

Schedule of Investments Partners
LargeCap Value Fund II
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (3.87%)
Money Market Funds (3.87%)
BNY Institutional Cash Reserve Fund (c)	$9,313	$9,313

TOTAL SHORT TERM INVESTMENTS		$9,313

Total Investments		$249,454
Liabilities in Excess of Other Assets, Net — (3.75)%		(9,026)

TOTAL NET ASSETS - 100.00%		$240,428

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$48,505
Unrealized Depreciation	(9,103)

Net Unrealized Appreciation (Depreciation)	39,402
Cost for federal income tax purposes	210,052
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	34.09%
Consumer, Non-cyclical	16.57%
Energy	14.84%
Communications	9.24%
Industrial	8.42%
Technology	7.48%
Consumer, Cyclical	5.75%
Basic Materials	4.03%
Utilities	3.33%
Liabilities in Excess of Other Assets, Net	(3.75%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Partners MidCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (95.90%)
Advertising Sales (0.97%)
Focus Media Holding Ltd ADR (a)(b)	113,200	$7,018

Agricultural Chemicals (0.89%)
Mosaic Co/The (b)	92,980	6,490

Apparel Manufacturers (2.47%)
Coach Inc (b)	224,830	8,220
Guess ? Inc	188,690	9,697

		17,917

Applications Software (2.50%)
Citrix Systems Inc (a)(b)	237,380	10,205
Nuance Communications Inc (b)	50,214	1,110
Salesforce.com Inc (a)(b)	120,850	6,812

		18,127

Auto — Medium & Heavy Duty Trucks (0.55%)
Oshkosh Truck Corp	73,040	3,959

Beverages — Non-Alcoholic (2.05%)
Hansen Natural Corp (a)(b)	84,040	5,715
Pepsi Bottling Group Inc	213,360	9,191

		14,906

Brewery (0.45%)
Molson Coors Brewing Co	57,690	3,302

Casino Hotels (1.22%)
Wynn Resorts Ltd (a)	54,730	8,835

Coal (0.43%)
Consol Energy Inc	55,660	3,145

Computer Software (0.56%)
Omniture Inc (a)(b)	118,985	4,064

Consulting Services (0.67%)
FTI Consulting Inc (a)(b)	89,200	4,844

Containers — Metal & Glass (1.56%)
Owens-Illinois Inc (b)	255,530	11,351

Data Processing & Management (2.62%)
Mastercard Inc (a)	52,370	9,927
Paychex Inc	217,900	9,104

		19,031

Dental Supplies & Equipment (0.69%)
Dentsply International Inc	121,440	5,037

Dialysis Centers (0.48%)
DaVita Inc (b)	53,680	3,499

Diversified Manufacturing Operations (3.24%)
Harsco Corp	122,500	7,426
Roper Industries Inc	142,140	10,065
SPX Corp	59,000	5,977

		23,468

E-Commerce — Services (0.46%)
priceline.com Inc (a)(b)	36,150	3,366

Electric — Transmission (0.61%)
ITC Holdings Corp (a)	76,980	4,406

Electric Products — Miscellaneous (1.04%)
Ametek Inc	160,960	7,565

Electronic Components — Semiconductors (5.56%)
Broadcom Corp (b)	263,470	8,576
Cavium Networks Inc (a)(b)	129,418	3,763
Intersil Corp	200,150	6,072
MEMC Electronic Materials Inc (b)	54,860	4,017
Nvidia Corp (b)	322,745	11,419
ON Semiconductor Corp (a)(b)	153,300	1,564
Silicon Laboratories Inc (b)	112,540	4,918

		40,329

Electronic Measurement Instruments (0.37%)
Itron Inc (a)(b)	24,710	2,656

Energy — Alternate Sources (1.72%)
Covanta Holding Corp (b)	100,120	2,714
First Solar Inc (a)(b)	61,500	9,767

		12,481

Engineering — Research & Development Services (1.98%)
McDermott International Inc (b)	117,500	7,174
Shaw Group Inc/The (a)(b)	96,580	7,205

		14,379

Entertainment Software (2.11%)
Activision Inc (b)	215,550	5,097
Electronic Arts Inc (b)	166,750	10,192

		15,289

Fiduciary Banks (1.08%)
Northern Trust Corp (a)	103,710	7,800

Finance — Other Services (2.84%)
IntercontinentalExchange Inc (b)	72,230	12,871
Nymex Holdings Inc (a)	59,870	7,695

		20,566

Food — Confectionery (1.36%)
WM Wrigley Jr Co (a)	159,800	9,855
See accompanying notes

Schedule of Investments
Partners MidCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Footwear & Related Apparel (0.75%)
CROCS Inc (a)(b)	72,640	$5,430

Hazardous Waste Disposal (0.69%)
Stericycle Inc (a)(b)	85,240	4,972

Independent Power Producer (0.99%)
NRG Energy Inc (b)	156,990	7,168

Industrial Gases (1.21%)
Air Products & Chemicals Inc	89,370	8,745

Insurance Brokers (0.74%)
AON Corp	118,330	5,363

Internet Infrastructure Software (1.43%)
F5 Networks Inc (a)(b)	288,132	10,381

Internet Security (1.83%)
VeriSign Inc (a)(b)	388,900	13,258

Investment Management & Advisory Services (2.66%)
Affiliated Managers Group Inc (a)(b)	39,295	5,169
T Rowe Price Group Inc	219,810	14,121

		19,290

Leisure & Recreation Products (0.97%)
WMS Industries Inc (a)(b)	204,000	7,073

Machinery — Farm (0.77%)
AGCO Corp (a)(b)	94,180	5,621

Machinery — General Industry (0.55%)
Manitowoc Co Inc/The	80,710	3,976

Machinery — Pumps (0.69%)
Flowserve Corp	63,400	5,006

Medical — Biomedical/Gene (2.24%)
Alexion Pharmaceuticals Inc (a)(b)	105,990	8,108
Charles River Laboratories International (b)	87,110	5,053
PDL BioPharma Inc (a)(b)	145,390	3,082

		16,243

Medical — Drugs (2.86%)
Allergan Inc/United States	185,840	12,559
Shire PLC ADR	109,299	8,214

		20,773

Medical — HMO (0.62%)
Health Net Inc (b)	84,115	4,509

Medical Instruments (1.24%)
Intuitive Surgical Inc (a)(b)	27,460	8,976

Medical Products (0.75%)
Henry Schein Inc (b)	90,430	5,417

Metal Processors & Fabrication (1.43%)
Precision Castparts Corp	69,410	10,398

Networking Products (2.82%)
Atheros Communications Inc (a)(b)	98,112	3,444
Foundry Networks Inc (a)(b)	274,450	5,802
Juniper Networks Inc (b)	310,779	11,188

		20,434

Non-Hazardous Waste Disposal (0.33%)
Waste Connections Inc (b)	69,860	2,362

Oil — Field Services (1.28%)
Weatherford International Ltd (a)(b)	142,530	9,252

Oil & Gas Drilling (1.15%)
Diamond Offshore Drilling Inc	73,490	8,321

Oil Company — Exploration & Production (4.06%)
Quicksilver Resources Inc (a)(b)	148,920	8,489
Range Resources Corp	237,435	10,668
Southwestern Energy Co (a)(b)	198,400	10,263

		29,420

Oil Field Machinery & Equipment (2.97%)
Cameron International Corp (a)(b)	101,110	9,844
National Oilwell Varco Inc (b)	159,800	11,704

		21,548

Pharmacy Services (1.28%)
Express Scripts Inc (b)	146,980	9,274

Pipelines (2.12%)
Questar Corp	107,950	6,162
Williams Cos Inc	252,410	9,210

		15,372

Printing — Commercial (0.84%)
VistaPrint Ltd (a)(b)	128,565	6,116

Retail — Apparel & Shoe (0.57%)
Under Armour Inc — Class A (a)(b)	66,686	4,151

Retail — Computer Equipment (1.51%)
GameStop Corp (b)	185,470	10,984

Retail — Restaurants (1.32%)
Yum! Brands Inc	236,910	9,540

Retail — Sporting Goods (0.62%)
Zumiez Inc (a)(b)	108,220	4,530
See accompanying notes

Schedule of Investments
Partners MidCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Rubber — Tires (0.75%)
Goodyear Tire & Rubber Co/The (a)(b)	181,540	5,473

Schools (1.47%)
Apollo Group Inc (b)	134,794	10,684

Semiconductor Equipment (1.74%)
Kla-Tencor Corp (a)	88,490	4,659
Varian Semiconductor Equipment Associates Inc (b)	172,856	7,955

		12,614

Steel — Producers (0.75%)
Steel Dynamics Inc (a)	102,370	5,448

Telecommunication Equipment — Fiber Optics (0.51%)
Ciena Corp (b)	76,590	3,666

Television (0.56%)
Central European Media Enterprises Ltd (a) (b)	35,410	4,063

Therapeutics (0.54%)
BioMarin Pharmaceuticals Inc (a)(b)	140,967	3,909

Transactional Software (1.44%)
VeriFone Holdings Inc (a)(b)	210,650	10,412

Transport — Services (1.17%)
CH Robinson Worldwide Inc (a)	169,690	8,471

Web Portals (0.70%)
Sina Corp/China (a)(b)	89,090	5,107

Wireless Equipment (1.70%)
Crown Castle International Corp (a)(b)	214,730	8,819
SBA Communications Corp (b)	98,970	3,523

		12,342

X-Ray Equipment (0.80%)
Hologic Inc (a)(b)	85,060	5,778

TOTAL COMMON STOCKS		$695,555

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (26.01%)
Money Market Funds (26.01%)
BNY Institutional Cash Reserve Fund (c)	$188,616	$188,616

TOTAL SHORT TERM INVESTMENTS		$188,616

Total Investments		$884,171
Liabilities in Excess of Other Assets, Net — (21.91)%		(158,907)

TOTAL NET ASSETS - 100.00%		$725,264

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$158,588
Unrealized Depreciation	(3,046)

Net Unrealized Appreciation (Depreciation)	155,542
Cost for federal income tax purposes	728,629
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Financial	33.32%
Consumer, Non-cyclical	18.35%
Technology	16.53%
Industrial	13.82%
Energy	13.72%
Communications	10.98%
Consumer, Cyclical	10.74%
Basic Materials	2.85%
Utilities	1.60%
Liabilities in Excess of Other Assets, Net	(21.91%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Partners MidCap Growth Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (99.72%)
Advertising Agencies (0.46%)
Omnicom Group Inc	30,050	$1,532

Aerospace & Defense (1.03%)
Rockwell Collins Inc	45,900	3,434

Aerospace & Defense Equipment (0.71%)
Goodrich Corp	34,000	2,368

Airlines (0.57%)
Continental Airlines Inc (a)(b)	55,200	1,896

Apparel Manufacturers (1.51%)
Coach Inc (b)	84,050	3,073
Phillips-Van Heusen	40,300	1,926

		4,999

Applications Software (1.54%)
Citrix Systems Inc (b)	56,450	2,427
Intuit Inc (b)	56,950	1,832
Quest Software Inc (a)(b)	48,200	839

		5,098

Auction House & Art Dealer (0.52%)
Sotheby’s (a)	31,900	1,728

Beverages — Non-Alcoholic (0.40%)
Hansen Natural Corp (a)(b)	19,700	1,340

Beverages — Wine & Spirits (0.49%)
Brown-Forman Corp (a)	21,900	1,620

Broadcasting Services & Programming (0.59%)
Discovery Holding Co (b)	69,000	1,967

Building — Residential & Commercial (0.50%)
NVR Inc (a)(b)	3,500	1,665

Cable TV (1.01%)
EchoStar Communications Corp (b)	68,800	3,368

Casino Hotels (0.97%)
Wynn Resorts Ltd (a)	20,000	3,229

Casino Services (1.09%)
International Game Technology	83,350	3,635

Cellular Telecommunications (0.59%)
Millicom International Cellular SA (a)(b)	16,700	1,962

Chemicals — Specialty (1.13%)
Lubrizol Corp	30,400	2,064
Terra Industries Inc (b)	45,650	1,684

		3,748

Commercial Services — Finance (1.09%)
Equifax Inc	51,570	1,985
Wright Express Corp (b)	41,950	1,624

		3,609

Computer Services (1.63%)
Cognizant Technology Solutions Corp (b)	77,500	3,213
DST Systems Inc (a)(b)	26,000	2,203

		5,416

Computers — Integrated Systems (0.61%)
NCR Corp (b)	73,850	2,038

Computers — Memory Devices (1.33%)
SanDisk Corp (a)(b)	40,350	1,792
Western Digital Corp (a)(b)	101,200	2,623

		4,415

Consulting Services (1.01%)
SAIC Inc (a)(b)	93,850	1,850
Watson Wyatt Worldwide Inc (a)	31,700	1,511

		3,361

Containers — Metal & Glass (0.70%)
Ball Corp	46,550	2,308

Containers — Paper & Plastic (0.54%)
Pactiv Corp (b)	65,350	1,795

Cosmetics & Toiletries (0.26%)
Bare Escentuals Inc (a)(b)	34,800	860

Data Processing & Management (1.57%)
Mastercard Inc (a)	23,750	4,502
Total System Services Inc (a)	24,200	725

		5,227

Dialysis Centers (0.32%)
DaVita Inc (a)(b)	16,450	1,072

Disposable Medical Products (0.91%)
CR Bard Inc	36,000	3,010

Distribution & Wholesale (0.52%)
WW Grainger Inc	19,100	1,717

Diversified Manufacturing Operations (1.55%)
Cooper Industries Ltd	16,800	880
Eaton Corp	20,900	1,935
Parker Hannifin Corp	29,000	2,331

		5,146

Drug Delivery Systems (0.75%)
Hospira Inc (b)	60,500	2,500
See accompanying notes

Schedule of Investments
Partners MidCap Growth Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
E-Commerce — Products (0.00%)

E-Commerce — Services (0.52%)
priceline.com Inc (a)(b)	18,550	1,727

Electric — Integrated (1.76%)
Constellation Energy Group Inc	39,450	3,736
Edison International	36,350	2,111

		5,847

Electronic Components — Miscellaneous (0.61%)
Gentex Corp (a)	96,650	2,008

Electronic Components — Semiconductors (3.07%)
Intersil Corp	48,950	1,485
MEMC Electronic Materials Inc (b)	51,600	3,778
Microchip Technology Inc	59,500	1,974
Nvidia Corp (b)	83,925	2,969

		10,206

Electronic Connectors (0.36%)
Thomas & Berts Corp (b)	21,600	1,210

Electronic Measurement Instruments (0.60%)
Agilent Technologies Inc (b)	54,400	2,005

Engineering — Research & Development Services (3.10%)
EMCOR Group Inc (b)	26,950	928
Fluor Corp	20,250	3,199
KBR Inc (b)	57,000	2,444
McDermott International Inc (b)	61,150	3,734

		10,305

Engines — Internal Combustion (0.82%)
Cummins Inc	22,750	2,729

Enterprise Software & Services (1.73%)
BMC Software Inc (b)	67,250	2,276
CA Inc	94,450	2,498
Sybase Inc (a)(b)	33,800	967

		5,741

Fiduciary Banks (0.93%)
Northern Trust Corp	41,000	3,084

Finance — Investment Banker & Broker (1.11%)
MF Global Ltd (b)	55,050	1,627
TD Ameritrade Holding Corp (a)(b)	107,650	2,061

		3,688

Finance — Other Services (1.93%)
IntercontinentalExchange Inc (a)(b)	20,200	3,599
Nasdaq Stock Market Inc/The (a)(b)	59,800	2,793

		6,392

Food — Meat Products (0.43%)
Hormel Foods Corp	39,000	1,423

Food — Miscellaneous/Diversified (1.25%)
ConAgra Foods Inc	50,550	1,200
HJ Heinz Co	40,700	1,904
McCormick & Co Inc/MD	29,700	1,040

		4,144

Gas — Distribution (0.41%)
Sempra Energy	22,100	1,359

Home Decoration Products (0.44%)
Newell Rubbermaid Inc	50,450	1,471

Home Furnishings (0.34%)
Tempur-Pedic International Inc (a)	31,350	1,129

Hotels & Motels (1.16%)
Choice Hotels International Inc (a)	41,300	1,600
Starwood Hotels & Resorts Worldwide Inc (a)	39,500	2,246

		3,846

Human Resources (0.74%)
Manpower Inc	33,050	2,470

Independent Power Producer (0.92%)
Mirant Corp (a)(b)	72,400	3,067

Industrial Audio & Video Products (0.77%)
Dolby Laboratories Inc (a)(b)	61,550	2,552

Industrial Automation & Robots (0.60%)
Rockwell Automation Inc/DE	29,000	1,998

Industrial Gases (1.31%)
Air Products & Chemicals Inc	21,250	2,079
Airgas Inc	44,900	2,266

		4,345

Instruments — Controls (0.72%)
Mettler Toledo International Inc (b)	22,600	2,404

Internet Infrastructure Software (0.54%)
Akamai Technologies Inc (a)(b)	46,150	1,809

Internet Security (0.95%)
McAfee Inc (b)	76,450	3,161

Investment Management & Advisory Services (1.13%)
Eaton Vance Corp	32,350	1,618
Federated Investors Inc	49,950	2,148

		3,766

See accompanying notes

Schedule of Investments
Partners MidCap Growth Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Life & Health Insurance (0.75%)
Cigna Corp	47,350	$2,485

Machinery — Farm (0.83%)
AGCO Corp (a)(b)	45,950	2,742

Medical — Biomedical/Gene (0.48%)
Genzyme Corp (b)	21,000	1,595

Medical — Drugs (2.46%)
Cephalon Inc (a)(b)	23,100	1,703
Endo Pharmaceuticals Holdings Inc (b)	36,100	1,058
Forest Laboratories Inc (b)	56,000	2,188
King Pharmaceuticals Inc (b)	111,200	1,179
OSI Pharmaceuticals Inc (a)(b)	35,950	1,494
Viropharma Inc (a)(b)	63,050	543

		8,165

Medical — HMO (1.66%)
Coventry Health Care Inc (b)	43,100	2,599
Humana Inc (b)	39,000	2,923

		5,522

Medical — Wholesale Drug Distribution (0.66%)
AmerisourceBergen Corp	46,550	2,193

Medical Information Systems (0.51%)
Allscripts Healthcare Solutions Inc (a)(b)	61,100	1,692

Medical Instruments (1.32%)
Edwards Lifesciences Corp (a)(b)	30,400	1,527
St Jude Medical Inc (b)	70,450	2,869

		4,396

Medical Laboratory & Testing Service (1.11%)
Covance Inc (b)	14,150	1,167
Laboratory Corp of America Holdings (b)	36,450	2,506

		3,673

Medical Products (1.76%)
Henry Schein Inc (b)	52,050	3,118
Mentor Corp (a)	31,550	1,343
Zimmer Holdings Inc (b)	20,000	1,390

		5,851

Metal — Iron (0.48%)
Cleveland-Cliffs Inc (a)	16,550	1,583

Metal Processors & Fabrication (1.26%)
Precision Castparts Corp	28,000	4,195

Multi-Line Insurance (0.51%)
HCC Insurance Holdings Inc	56,850	1,699

Non-Hazardous Waste Disposal (0.44%)
Republic Services Inc (a)	42,550	1,455

Office Automation & Equipment (0.35%)
Xerox Corp	66,000	1,151

Oil — Field Services (0.56%)
Global Industries Ltd (a)(b)	76,100	1,874

Oil & Gas Drilling (2.85%)
ENSCO International Inc	50,000	2,774
GlobalSantaFe Corp (a)	31,950	2,589
Noble Corp	77,200	4,088

		9,451

Oil Company — Exploration & Production (2.70%)
Chesapeake Energy Corp (a)	71,900	2,839
Cimarex Energy Co	41,650	1,687
Noble Energy Inc	34,900	2,671
Unit Corp (b)	37,250	1,780

		8,977

Oil Field Machinery & Equipment (1.54%)
National Oilwell Varco Inc (b)	69,800	5,112

Oil Refining & Marketing (1.38%)
Frontier Oil Corp	22,500	1,030
Holly Corp	23,000	1,445
Tesoro Corp (a)	34,650	2,097

		4,572

Paper & Related Products (0.37%)
International Paper Co	33,150	1,225

Printing — Commercial (0.46%)
RR Donnelley & Sons Co	38,000	1,531

Racetracks (0.21%)
International Speedway Corp	15,550	691

Reinsurance (0.30%)
Endurance Specialty Holdings Ltd (a)	25,100	984

REITS — Hotels (0.28%)
Hospitality Properties Trust	23,500	931

REITS — Warehouse & Industrial (1.19%)
Prologis	55,250	3,964

Retail — Apparel & Shoe (0.75%)
American Eagle Outfitters Inc	62,925	1,497
AnnTaylor Stores Corp (a)(b)	32,050	993

		2,490

See accompanying notes

Schedule of Investments
Partners MidCap Growth Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail — Auto Parts (0.67%)
Autozone Inc (b)	17,750	$2,208

Retail — Automobile (0.66%)
Copart Inc (b)	56,900	2,184

Retail — Catalog Shopping (0.50%)
MSC Industrial Direct Co	33,950	1,654

Retail — Discount (1.97%)
Big Lots Inc (a)(b)	53,500	1,283
Dollar Tree Stores Inc (b)	53,700	2,057
TJX Cos Inc	110,600	3,199

		6,539

Retail — Jewelry (0.69%)
Tiffany & Co	42,450	2,300

Retail — Major Department Store (0.69%)
Saks Inc (a)	108,950	2,305

Retail — Restaurants (1.79%)
Darden Restaurants Inc	44,900	1,930
Yum! Brands Inc	99,250	3,997

		5,927

Schools (0.76%)
Apollo Group Inc (b)	31,750	2,516

Semiconductor Component — Integrated Circuits (2.09%)
Analog Devices Inc	46,200	1,546
Emulex Corp (b)	44,100	955
Integrated Device Technology Inc (b)	115,900	1,556
Linear Technology Corp (a)	87,450	2,888

		6,945

Semiconductor Equipment (1.11%)
Lam Research Corp (a)(b)	57,600	2,891
Teradyne Inc (b)	65,150	804

		3,695

Steel — Producers (1.91%)
Carpenter Technology Corp	16,500	2,391
Steel Dynamics Inc	39,500	2,102
United States Steel Corp	17,050	1,840

		6,333

Telecommunication Equipment (0.87%)
Adtran Inc	63,850	1,537
Tellabs Inc (b)	154,300	1,359

		2,896

Telephone — Integrated (0.64%)
Windstream Corp (a)	158,050	2,126

Tobacco (0.33%)
Reynolds American Inc (a)	17,150	1,105

Toys (0.33%)
Marvel Entertainment Inc (a)(b)	44,050	1,090

Transport — Marine (1.56%)
Kirby Corp (b)	39,600	1,809
Overseas Shipholding Group Inc	22,150	1,648
Tidewater Inc	31,800	1,738

		5,195

Transport — Truck (0.37%)
Con-way Inc	28,550	1,217

Wireless Equipment (1.46%)
American Tower Corp (b)	50,650	2,238
InterDigital Inc (a)(b)	23,600	507
SBA Communications Corp (a)(b)	58,650	2,088

		4,833

TOTAL COMMON STOCKS		$331,216

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (22.14%)
Money Market Funds (22.14%)
BNY Institutional Cash Reserve Fund (c)	$73,545	$73,545

TOTAL SHORT TERM INVESTMENTS		$73,545

Total Investments		$404,761
Liabilities in Excess of Other Assets, Net — (21.86)%		(72,620)

TOTAL NET ASSETS - 100.00%		$332,141

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$43,721
Unrealized Depreciation	(8,461)

Net Unrealized Appreciation (Depreciation)	35,260
Cost for federal income tax purposes	369,501

All dollar amounts are shown in thousands (000’s)
See accompanying notes

Schedule of Investments
Partners MidCap Growth Fund I
October 31, 2007

Portfolio Summary (unaudited)
Sector	Percent

Financial	30.27%
Consumer, Non-cyclical	19.17%
Industrial	16.58%
Technology	15.54%
Consumer, Cyclical	15.35%
Energy	9.03%
Communications	7.64%
Basic Materials	5.19%
Utilities	3.09%
Liabilities in Excess of Other Assets, Net	(21.86%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Partners MidCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (95.15%)
Advertising Services (1.43%)
RH Donnelley Corp (a)(b)	150,500	$8,255

Aerospace & Defense (0.28%)
Spirit Aerosystems Holdings Inc (b)	47,000	1,632

Aerospace & Defense Equipment (2.76%)
BE Aerospace Inc (b)	320,893	15,952

Airlines (5.08%)
AMR Corp (a)(b)	567,500	13,620
Continental Airlines Inc (a)(b)	200,400	6,884
US Airways Group Inc/NEW (a)(b)	319,600	8,840

		29,344

Apparel Manufacturers (1.84%)
Coach Inc (b)	290,400	10,617

Appliances (1.87%)
Whirlpool Corp (a)	136,600	10,816

Applications Software (0.59%)
Nuance Communications Inc (a)(b)	154,600	3,418

Batteries & Battery Systems (1.09%)
Energy Conversion Devices Inc (a)(b)	230,318	6,285

Beverages — Wine & Spirits (0.23%)
Central European Distribution Corp (a)(b)	24,500	1,303

Broadcasting Services & Programming (2.07%)
Discovery Holding Co (b)	419,290	11,954

Building Products — Cement & Aggregate (0.55%)
Martin Marietta Materials Inc (a)	24,700	3,195

Cable TV (0.24%)
Cablevision Systems Corp (a)(b)	8,300	243
EchoStar Communications Corp (b)	23,443	1,148

		1,391

Cellular Telecommunications (1.17%)
NII Holdings Inc (a)(b)	116,609	6,763

Commercial Banks (1.02%)
People’s United Financial Inc	330,200	5,871

Computer Services (1.62%)
Cognizant Technology Solutions Corp (b)	226,000	9,370

Computers (1.45%)
Apple Inc (b)	20,369	3,869
Sun Microsystems Inc (b)	783,900	4,476

		8,345

Computers — Integrated Systems (2.62%)
Brocade Communications Systems Inc (b)	1,015,700	9,660
Diebold Inc	130,600	5,464

		15,124

Computers — Memory Devices (2.08%)
Seagate Technology	88,640	2,468
Western Digital Corp (b)	367,925	9,536

		12,004

Cosmetics & Toiletries (0.69%)
Alberto-Culver Co	154,000	4,002

Data Processing & Management (1.26%)
Mastercard Inc (a)	18,600	3,526
SEI Investments Co	119,400	3,775

		7,301

Diagnostic Equipment (0.51%)
Immucor Inc (a)(b)	91,000	2,935

E-Commerce — Services (0.11%)	18,800	614
Expedia Inc (a)(b)	18,800	614

Electric — Generation (0.52%)
AES Corp/The (b)	141,600	3,032

Electric — Integrated (2.20%)
Allegheny Energy Inc (b)	31,200	1,893
Constellation Energy Group Inc	71,400	6,761
PPL Corp	78,600	4,064

		12,718

Electronic Components — Semiconductors (3.61%)
Broadcom Corp (b)	37,600	1,224
MEMC Electronic Materials Inc (b)	185,100	13,553
Nvidia Corp (b)	154,900	5,480
Xilinx Inc	23,200	566

		20,823

Electronic Design Automation (0.46%)
Cadence Design Systems Inc (a)(b)	136,800	2,681

Electronic Measurement Instruments (0.10%)
Agilent Technologies Inc (a)(b)	15,500	571

Energy — Alternate Sources (1.87%)
Sunpower Corp (a)(b)	85,200	10,774

Engineering — Research & Development Services (0.91%)
Fluor Corp	4,500	711
Foster Wheeler Ltd (b)	30,600	4,536

		5,247

See accompanying notes

Schedule of Investments
Partners MidCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Entertainment Software (0.45%)
Take-Two Interactive Software Inc (a)(b)	137,000	$2,573

Fiduciary Banks (1.51%)
Northern Trust Corp	115,600	8,694

Finance — Investment Banker & Broker (0.96%)
MF Global Ltd (a)(b)	188,400	5,569

Food — Miscellaneous/Diversified (1.44%)
Campbell Soup Co	31,000	1,147
Corn Products International Inc	48,850	2,078
McCormick & Co Inc/MD	114,500	4,011
Seaboard Corp (a)	660	1,077

		8,313

Health Care Cost Containment (0.23%)
McKesson Corp	20,500	1,355

Hotels & Motels (0.35%)
Gaylord Entertainment Co (a)(b)	27,400	1,493
Starwood Hotels & Resorts Worldwide Inc	9,500	540

		2,033

Instruments — Scientific (2.86%)
Thermo Fisher Scientific Inc (b)	182,500	10,733
Waters Corp (b)	75,300	5,796

		16,529

Lasers — Systems & Components (0.83%)
Cymer Inc (a)(b)	113,376	4,818

Machinery — Construction & Mining (0.44%)
Terex Corp (b)	34,066	2,528

Machinery — Farm (0.64%)
AGCO Corp (a)(b)	62,200	3,712

Machinery — General Industry (2.16%)
Manitowoc Co Inc/The	252,678	12,447

Medical — Biomedical/Gene (0.81%)
Charles River Laboratories International (a)(b)	81,000	4,698

Medical — Drugs (0.43%)
Cephalon Inc (a)(b)	30,100	2,220
Endo Pharmaceuticals Holdings Inc (b)	9,200	269

		2,489

Medical — HMO (0.69%)
Coventry Health Care Inc (b)	9,800	591
Health Net Inc (b)	62,000	3,324
WellCare Health Plans Inc (a)(b)	2,800	68

		3,983

Medical Products (0.08%)
Henry Schein Inc (b)	7,600	455
Multi-Line Insurance (1.71%)
Assurant Inc (a)	48,300	2,823
CNA Financial Corp	101,100	4,006
HCC Insurance Holdings Inc	100,900	3,016

		9,845

Multimedia (0.21%)
EW Scripps Co (a)	26,700	1,202

Networking Products (2.85%)
Foundry Networks Inc (a)(b)	113,600	2,402
Polycom Inc (a)(b)	501,300	14,026

Non-Ferrous Metals (2.08%)		16,428

RTI International Metals Inc (b)	153,800	12,024

Oil — Field Services (0.24%)
Smith International Inc	21,300	1,407

Oil & Gas Drilling (3.09%)
Diamond Offshore Drilling Inc	83,000	9,398
ENSCO International Inc	92,600	5,138
Transocean Inc (a)(b)	27,600	3,295

		17,831

Oil Company — Exploration & Production (0.74%)
Southwestern Energy Co (b)	82,100	4,247

Oil Field Machinery & Equipment (2.84%)
Cameron International Corp (a)(b)	28,300	2,756
Grant Prideco Inc (a)(b)	11,600	570
National Oilwell Varco Inc (b)	178,400	13,066

		16,392

Oil Refining & Marketing (3.89%)
Frontier Oil Corp	170,400	7,803
Holly Corp	111,800	7,021
Tesoro Corp (a)	31,200	1,889
Western Refining Inc	156,800	5,751

		22,464

Pharmacy Services (0.43%)
Express Scripts Inc (b)	39,000	2,461

Physician Practice Management (0.96%)
Pediatrix Medical Group Inc (a)(b)	85,000	5,568

Property & Casualty Insurance (0.83%)
Chubb Corp	87,900	4,690
Philadelphia Consolidated Holding Co (b)	2,772	113

		4,803

See accompanying notes

Schedule of Investments
Partners MidCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Research & Development (1.82%)
Pharmaceutical Product Development Inc (a)	248,100	$10,480

Retail — Apparel & Shoe (0.22%)
Abercrombie & Fitch Co (a)	9,200	729
Ross Stores Inc (a)	20,000	540

		1,269

Retail — Auto Parts (2.05%)
Advance Auto Parts Inc	258,600	8,824
Autozone Inc (b)	24,100	2,998

		11,822

Retail — Computer Equipment (1.56%)
GameStop Corp (b)	151,800	8,990

Retail — Discount (0.07%)
Family Dollar Stores Inc (a)	16,700	423

Retail — Office Supplies (0.38%)
OfficeMax Inc	68,500	2,168

Retail — Restaurants (1.07%)
Burger King Holdings Inc	219,300	5,798
Darden Restaurants Inc	8,500	366

		6,164

Savings & Loans — Thrifts (0.02%)
Provident Financial Services Inc	8,100	128

Schools (0.38%)
Corinthian Colleges Inc (a)(b)	132,200	2,167

Semiconductor Component — Integrated Circuits (1.43%)
Cypress Semiconductor Corp (b)	86,300	3,154
Integrated Device Technology Inc (b)	23,700	318
Marvell Technology Group Ltd (b)	266,700	4,809

		8,281

Semiconductor Equipment (0.68%)
Formfactor Inc (b)	25,700	1,005
Lam Research Corp (b)	58,200	2,922

		3,927

Steel — Producers (1.00%)
Nucor Corp	92,700	5,749

Steel — Specialty (2.80%)
Allegheny Technologies Inc	158,317	16,175

Telecommunication Equipment (0.52%)
CommScope Inc (a)(b)	21,000	991
Harris Corp	33,100	2,004

		2,995

Telecommunication Equipment — Fiber Optics (0.44%)
Ciena Corp (a)(b)	53,200	2,546

Therapeutics (3.07%)
Amylin Pharmaceuticals Inc (a)(b)	74,100	3,336
Gilead Sciences Inc (b)	150,500	6,952
Theravance Inc (a)(b)	296,384	7,415

		17,703

Transactional Software (0.17%)
VeriFone Holdings Inc (a)(b)	19,900	984

Transport — Marine (0.10%)
Tidewater Inc (a)	11,100	607

Wire & Cable Products (1.73%)
General Cable Corp (a)(b)	138,800	9,992

Wireless Equipment (1.66%)
American Tower Corp (b)	217,420	9,606

TOTAL COMMON STOCKS		$549,381

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (22.42%)
Money Market Funds (22.42%)
BNY Institutional Cash Reserve Fund (c)	$129,417	$129,417

TOTAL SHORT TERM INVESTMENTS		$129,417

Total Investments		$678,798
Liabilities in Excess of Other Assets, Net — (17.57)%		(101,444)

TOTAL NET ASSETS - 100.00%		$577,354

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$62,281
Unrealized Depreciation	(30,240)

Net Unrealized Appreciation (Depreciation)	32,041
Cost for federal income tax purposes	646,757

All dollar amounts are shown in thousands (000’s)
See accompanying notes

Schedule of Investments
Partners MidCap Growth Fund II
October 31, 2007

Portfolio Summary (unaudited)

Sector	Percent

Financial	28.46%
Technology	16.42%
Consumer, Cyclical	14.49%
Industrial	14.47%
Energy	12.66%
Consumer, Non-cyclical	11.76%
Communications	10.70%
Basic Materials	5.88%
Utilities	2.73%
Liabilities in Excess of Other Assets, Net	(17.57%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Partners MidCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (99.39%)
Aerospace & Defense (0.28%)
Empresa Brasileira de Aeronautica SA ADR	16,378	$799
Spirit Aerosystems Holdings Inc (a)	36,000	1,250

		2,049

Airlines (0.56%)
US Airways Group Inc/NEW (a)(b)	147,000	4,066

Apparel Manufacturers (0.48%)
Liz Claiborne Inc	122,400	3,485

Appliances (1.00%)
Whirlpool Corp (b)	91,205	7,222

Auto — Car & Light Trucks (0.89%)
Ford Motor Co (a)(b)	725,804	6,438

Auto/Truck Parts & Equipment — Original (1.49%)
Autoliv Inc	65,500	4,138
TRW Automotive Holdings Corp (a)(b)	108,200	3,213
WABCO Holdings Inc (b)	67,100	3,410

		10,761

Batteries & Battery Systems (0.56%)
Energizer Holdings Inc (a)(b)	38,500	4,016

Beverages — Non-Alcoholic (0.74%)
Pepsi Bottling Group Inc (b)	122,900	5,294

Beverages — Wine & Spirits (0.68%)
Constellation Brands Inc (a)(b)	193,831	4,869

Broadcasting Services & Programming (1.12%)
Liberty Media Corp — Capital Series A (a)	64,700	8,086

Building — Heavy Construction (1.60%)
Chicago Bridge & Iron Co NV	107,896	5,395
Granite Construction Inc	40,400	1,730
Perini Corp (a)(b)	76,200	4,370

		11,495

Building — Residential & Commercial (0.78%)
NVR Inc (a)(b)	9,151	4,354
Ryland Group Inc (b)	44,900	1,276

		5,630

Building & Construction Products -Miscellaneous (0.47%)
Owens Corning Inc (a)(b)	146,900	3,395

Chemicals — Diversified (0.79%)
FMC Corp	7,200	414
PPG Industries Inc	70,200	5,247

		5,661

Chemicals — Specialty (1.57%)
Ashland Inc	79,200	4,651
Eastman Chemical Co	66,800	4,448
Lubrizol Corp	32,600	2,213

		11,312

Commercial Banks (1.85%)
Colonial BancGroup Inc/The	139,100	2,668
M&T Bank Corp (b)	10,700	1,064
Marshall & Ilsley Corp	71,700	3,062
UnionBanCal Corp (b)	55,800	3,014
Zions Bancorporation	59,200	3,499

		13,307

Commercial Services (0.47%)
Convergys Corp (a)	186,400	3,417

Computer Services (2.46%)
Affiliated Computer Services Inc (a)(b)	66,000	3,344
Computer Sciences Corp (a)	112,100	6,545
Electronic Data Systems Corp	207,000	4,469
Unisys Corp (a)(b)	552,400	3,359

		17,717

Computers — Integrated Systems (0.36%)
Teradata Corp (a)	91,700	2,616

Computers — Memory Devices (0.66%)
Western Digital Corp (a)(b)	183,800	4,764

Computers — Peripheral Equipment (0.28%)
Lexmark International Inc (a)(b)	47,600	1,999

Containers — Paper & Plastic (0.25%)
Sonoco Products Co	59,400	1,837

Cosmetics & Toiletries (0.53%)
Avon Products Inc	92,900	3,807

Distribution & Wholesale (0.60%)
Ingram Micro Inc (a)(b)	203,900	4,331

Diversified Manufacturing Operations (3.12%)
Cooper Industries Ltd	60,300	3,159
Eaton Corp	53,545	4,957
ITT Corp	60,200	4,029
Parker Hannifin Corp	94,200	7,571
Teleflex Inc	37,500	2,745

		22,461

Diversified Minerals (0.49%)
Teck Cominco Ltd (b)	70,200	3,510

Electric — Integrated (9.56%)
American Electric Power Co Inc	140,300	6,764
See accompanying notes

Schedule of Investments
Partners MidCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Electric — Integrated (continued)
Constellation Energy Group Inc	75,400	$7,140
DPL Inc (b)	163,196	4,739
DTE Energy Co (b)	38,800	1,925
Edison International	195,112	11,334
Entergy Corp	21,600	2,589
FirstEnergy Corp	68,900	4,802
MDU Resources Group Inc (b)	88,800	2,501
Northeast Utilities	144,100	4,443
Pepco Holdings Inc	116,100	3,308
PG&E Corp (b)	168,600	8,250
PPL Corp	89,600	4,632
Progress Energy Inc	43,800	2,102
Wisconsin Energy Corp	9,800	469
Xcel Energy Inc	169,100	3,813

		68,811

Electronic Components — Miscellaneous (0.63%)
Jabil Circuit Inc	103,100	2,240
Vishay Intertechnology Inc (a)	180,449	2,272

		4,512

Electronic Components — Semiconductors (0.47%)
International Rectifier Corp (a)	100,559	3,357

Electronic Parts Distribution (1.36%)
Arrow Electronics Inc (a)(b)	100,800	4,030
Avnet Inc (a)(b)	137,400	5,732

		9,762

Electronics — Military (0.16%)
L-3 Communications Holdings Inc	10,500	1,151

Engineering — Research & Development Services (1.91%)
EMCOR Group Inc (a)(b)	93,500	3,219
KBR Inc (a)	135,900	5,828
McDermott International Inc (a)	56,600	3,456
Shaw Group Inc/The (a)	16,800	1,253

		13,756

Enterprise Software & Services (0.66%)
CA Inc (b)	180,500	4,774

Entertainment Software (0.61%)
Take-Two Interactive Software Inc (a)(b)	235,700	4,426

Fiduciary Banks (0.72%)
Northern Trust Corp	68,600	5,159

Finance — Investment Banker & Broker (2.44%)
Bear Stearns Cos Inc/The	41,344	4,696
Jefferies Group Inc	147,700	3,948
Morgan Stanley	60,300	4,056
Raymond James Financial Inc (b)	130,600	4,865

		17,565

Finance — Other Services (0.28%)
Nasdaq Stock Market Inc/The (a)(b)	43,000	2,008

Food — Meat Products (0.98%)
Hormel Foods Corp (b)	55,800	2,036
Smithfield Foods Inc (a)(b)	119,900	3,437
Tyson Foods Inc	100,900	1,594

		7,067

Food — Miscellaneous/Diversified (2.45%)
Campbell Soup Co	121,700	4,501
ConAgra Foods Inc	335,500	7,961
Sara Lee Corp	313,600	5,187

		17,649

Food — Retail (1.08%)
Safeway Inc (b)	227,900	7,749

Food — Wholesale & Distribution (0.81%)
SUPERVALU Inc (b)	150,400	5,828

Gas — Distribution (2.45%)
Atmos Energy Corp (b)	155,601	4,365
NiSource Inc	252,300	5,159
Sempra Energy	132,200	8,132

		17,656

Hotels & Motels (0.16%)
Wyndham Worldwide Corp	34,900	1,146

Independent Power Producer (1.08%)
Mirant Corp (a)(b)	95,012	4,024
NRG Energy Inc (a)(b)	82,386	3,762

		7,786

Instruments — Scientific (0.67%)
Applera Corp — Applied Biosystems Group (b)	129,100	4,795

Insurance Brokers (1.07%)
AON Corp	169,600	7,686

Internet Security (0.17%)
Check Point Software Technologies (a)(b)	47,118	1,190

Investment Management & Advisory Services (1.27%)
Ameriprise Financial Inc	119,400	7,520
Legg Mason Inc (b)	19,826	1,644

		9,164

Leisure & Recreation Products (0.51%)
Brunswick Corp/DE (b)	164,400	3,668
See accompanying notes

Schedule of Investments
Partners MidCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Life & Health Insurance (1.42%)
Cigna Corp	59,600	$3,128
Protective Life Corp	39,400	1,689
Reinsurance Group of America Inc	12,500	714
StanCorp Financial Group Inc	85,300	4,703

		10,234

Machinery — Construction & Mining (0.77%)
Joy Global Inc	17,338	1,006
Terex Corp (a)	61,206	4,543

		5,549

Machinery — Pumps (0.26%)
Flowserve Corp	23,800	1,879

Medical — Drugs (0.70%)
Endo Pharmaceuticals Holdings Inc (a)	52,100	1,526
King Pharmaceuticals Inc (a)(b)	267,800	2,839
Shire PLC ADR	8,520	640

		5,005

Medical — HMO (0.78%)
Aetna Inc	51,505	2,893
AMERIGROUP Corp (a)(b)	30,300	1,061
Coventry Health Care Inc (a)	27,781	1,675

		5,629

Medical — Wholesale Drug Distribution (0.69%)
AmerisourceBergen Corp	104,900	4,942

Medical Instruments (0.32%)
Beckman Coulter Inc	32,500	2,302

Medical Products (0.13%)
Covidien Ltd	22,500	936

Metal — Diversified (0.80%)
Freeport-McMoRan Copper & Gold Inc	49,100	5,778

Metal — Iron (0.47%)
Cleveland-Cliffs Inc (b)	35,200	3,367

Metal Processors & Fabrication (1.15%)
Commercial Metals Co	126,700	3,976
Timken Co	128,600	4,277

		8,253

Motion Pictures & Services (0.28%)
DreamWorks Animation SKG Inc (a)(b)	61,200	1,993

Motorcycle/Motor Scooter (0.50%)
Harley-Davidson Inc	69,964	3,603

Multi-Line Insurance (4.10%)
American Financial Group Inc/OH (b)	132,100	3,950
Assurant Inc (b)	175,700	10,268
CNA Financial Corp	87,900	3,483
Hanover Insurance Group Inc/The	71,000	3,271
Old Republic International Corp	155,600	2,385
XL Capital Ltd (b)	85,500	6,152

		29,509

Multimedia (0.47%)
McGraw-Hill Cos Inc/The	67,500	3,378

Non-Hazardous Waste Disposal (0.36%)
Republic Services Inc (b)	76,500	2,615

Oil — Field Services (0.44%)
Oceaneering International Inc (a)(b)	40,600	3,137

Oil & Gas Drilling (1.34%)
Nabors Industries Ltd (a)(b)	125,500	3,524
Noble Corp	81,000	4,289
Patterson-UTI Energy Inc (b)	90,300	1,801

		9,614

Oil Company — Exploration & Production (1.94%)
Canadian Natural Resources Ltd (b)	22,917	1,907
Denbury Resources Inc (a)	45,307	2,565
Murphy Oil Corp	85,200	6,273
Southwestern Energy Co (a)(b)	23,687	1,225
Talisman Energy Inc (b)	54,780	1,191
XTO Energy Inc	12,539	832

		13,993

Oil Company — Integrated (1.48%)
Delek US Holdings Inc	43,100	1,034
Hess Corp	134,700	9,646

		10,680

Oil Field Machinery & Equipment (0.65%)
National Oilwell Varco Inc (a)	64,000	4,687

Oil Refining & Marketing (1.13%)
Frontier Oil Corp (b)	93,900	4,300
Sunoco Inc	31,126	2,291
Western Refining Inc (b)	42,000	1,540

		8,131

Pipelines (0.60%)
Oneok Inc	87,200	4,355

Printing — Commercial (0.53%)
RR Donnelley & Sons Co	94,200	3,795

Property & Casualty Insurance (1.72%)
Arch Capital Group Ltd (a)	60,824	4,548
Fidelity National Financial Inc	167,300	2,575
WR Berkley Corp	147,300	4,432
See accompanying notes

Schedule of Investments
Partners MidCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Property & Casualty Insurance (continued)
Zenith National Insurance Corp	20,865	$838

		12,393

Racetracks (0.05%)
International Speedway Corp (b)	8,250	367

Regional Banks (0.18%)
Comerica Inc	27,600	1,288

Reinsurance (2.15%)
Axis Capital Holdings Ltd	138,200	5,492
Endurance Specialty Holdings Ltd (b)	13,102	514
Everest Re Group Ltd (b)	43,800	4,666
Odyssey Re Holdings Corp (b)	57,700	2,145
RenaissanceRe Holdings Ltd (b)	24,658	1,439
Transatlantic Holdings Inc	16,000	1,193

		15,449

REITS — Apartments (0.75%)
Apartment Investment & Management Co (b)	43,700	2,042
Camden Property Trust (b)	53,405	3,330

		5,372

REITS — Diversified (1.52%)
Colonial Properties Trust	53,905	1,689
Duke Realty Corp (b)	71,500	2,299
iStar Financial Inc (b)	105,485	3,218
Liberty Property Trust (b)	99,600	3,747

		10,953

REITS — Healthcare (0.34%)
Ventas Inc	57,100	2,449

REITS — Hotels (1.56%)
Ashford Hospitality Trust Inc	250,175	2,462
Hospitality Properties Trust (b)	117,300	4,645
Host Hotels & Resorts Inc (b)	186,900	4,141

		11,248

REITS — Mortgage (0.45%)
Annaly Capital Management Inc (b)	191,400	3,271

REITS — Office Property (0.12%)
Brandywine Realty Trust (b)	10,144	262
HRPT Properties Trust (b)	60,700	570

		832

REITS — Regional Malls (0.73%)
General Growth Properties Inc (b)	97,100	5,278

REITS — Shopping Centers (0.91%)
Developers Diversified Realty Corp (b)	47,775	2,408
Kimco Realty Corp	91,400	3,795
Regency Centers Corp (b)	4,800	343

		6,546

REITS — Storage (0.61%)
Public Storage	54,300	4,397

REITS — Warehouse & Industrial (1.68%)
AMB Property Corp (b)	72,800	4,758
First Industrial Realty Trust Inc	42,041	1,713
Prologis (b)	78,300	5,617

		12,088

Retail — Apparel & Shoe (1.42%)
Abercrombie & Fitch Co (b)	10,600	840
Foot Locker Inc (b)	171,800	2,558
Gap Inc/The	360,800	6,819

		10,217

Retail — Bookstore (0.56%)
Barnes & Noble Inc	104,100	4,022

Retail — Discount (0.92%)
BJ’s Wholesale Club Inc (a)	119,300	4,281
TJX Cos Inc	81,682	2,363

		6,644

Retail — Drug Store (0.08%)
Rite Aid Corp (a)(b)	145,100	567

Retail — Major Department Store (0.73%)
JC Penney Co Inc	59,700	3,358
Saks Inc (b)	88,100	1,864

		5,222

Retail — Regional Department Store (0.41%)
Macy’s Inc (b)	91,800	2,940

Steel — Producers (1.74%)
United States Steel Corp	116,200	12,538

Telecommunication Equipment (0.67%)
ADC Telecommunications Inc (a)(b)	150,600	2,816
Arris Group Inc (a)(b)	177,618	2,043

		4,859

Telecommunication Services (0.77%)
Embarq Corp (b)	104,700	5,541

Tobacco (0.11%)
Loews Corp — Carolina Group	8,900	763

Tools — Hand Held (0.56%)
Black & Decker Corp (b)	44,900	4,037
See accompanying notes

Schedule of Investments
Partners MidCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Toys (0.81%)
Hasbro Inc	70,600	$2,108
Mattel Inc	179,100	3,741

		5,849

Transport — Marine (0.59%)
Ship Finance International Ltd (b)	154,303	4,225

Vitamins & Nutrition Products (0.36%)
NBTY Inc (a)	73,700	2,624

TOTAL COMMON STOCKS		$715,553

SHORT TERM INVESTMENTS (18.84%)
Money Market Funds (18.84%)
BNY Institutional Cash Reserve Fund (c)	$135,669	$135,669

TOTAL SHORT TERM INVESTMENTS		$135,669

Total Investments		$851,222
Liabilities in Excess of Other Assets, Net — (18.23)%		(131,272)

TOTAL NET ASSETS - 100.00%		$719,950

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$73,232
Unrealized Depreciation	(40,602)

Net Unrealized Appreciation (Depreciation)	32,630
Cost for federal income tax purposes	818,592
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	44.71%
Industrial	14.69%
Utilities	13.09%
Consumer, Cyclical	12.25%
Consumer, Non-cyclical	11.34%
Energy	7.58%
Basic Materials	5.86%
Technology	5.51%
Communications	3.20%
Liabilities in Excess of Other Assets, Net	(18.23%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Partners MidCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (97.97%)
Advertising Sales (0.41%)
Lamar Advertising Co (a)	75,670	$4,045

Advertising Services (0.04%)
Getty Images Inc (a)(b)	15,450	437

Aerospace & Defense (1.35%)
Lockheed Martin Corp	2,500	275
Northrop Grumman Corp	60,300	5,043
Raytheon Co	8,411	535
Rockwell Collins Inc	101,030	7,558

		13,411

Aerospace & Defense Equipment (0.76%)
Alliant Techsystems Inc (a)(b)	60,880	6,720
DRS Technologies Inc	4,977	286
Goodrich Corp	8,723	608

		7,614

Agricultural Chemicals (0.11%)
Mosaic Co/The (b)	16,274	1,136

Agricultural Operations (0.01%)
Bunge Ltd	500	58

Apparel Manufacturers (0.31%)
Coach Inc (b)	7,300	267
Jones Apparel Group Inc (a)	49,370	1,034
Liz Claiborne Inc	33,440	952
VF Corp	9,700	845

		3,098

Appliances (0.28%)
Whirlpool Corp	35,200	2,787

Applications Software (0.17%)
Citrix Systems Inc (a)(b)	5,642	242
Intuit Inc (b)	45,380	1,460

		1,702

Audio & Video Products (0.01%)
Harman International Industries Inc	1,700	143

Auto — Car & Light Trucks (0.41%)
Ford Motor Co (a)(b)	434,565	3,855
General Motors Corp (a)	6,612	259

		4,114

Auto/Truck Parts & Equipment — Original (2.23%)
Autoliv Inc	13,438	849
Borg Warner Inc	33,760	3,569
Johnson Controls Inc	299,120	13,078
Tenneco Inc (a)(b)	96,470	2,953
TRW Automotive Holdings Corp (b)	55,683	1,653
WABCO Holdings Inc (a)	1,733	88

		22,190

Beverages — Non-Alcoholic (0.28%)
Coca-Cola Enterprises Inc	101,460	2,619
PepsiAmericas Inc (a)	4,600	164

		2,783

Brewery (0.26%)
Molson Coors Brewing Co	44,336	2,537

Broadcasting Services & Programming (0.25%)
Liberty Media Corp — Capital Series A (b)	19,576	2,447

Building — Mobile Home & Manufactured Housing (0.05%)
Thor Industries Inc (a)	10,600	509

Building — Residential & Commercial (0.18%)
DR Horton Inc	600	8
KB Home	46,400	1,282
NVR Inc (a)(b)	1,000	476

		1,766

Building & Construction Products — Miscellaneous (0.09%)
USG Corp (a)(b)	22,189	882

Building Products — Air & Heating (0.43%)
Lennox International Inc (a)	120,730	4,310

Cable TV (0.42%)
Cablevision Systems Corp (a)(b)	41,514	1,218
Charter Communications Inc (a)(b)	1,445,840	2,993

		4,211

Casino Hotels (0.24%)
Boyd Gaming Corp (a)	51,800	2,166
Las Vegas Sands Corp (a)(b)	2,000	266

		2,432

Casino Services (0.06%)
Scientific Games Corp (a)(b)	16,000	578

Cellular Telecommunications (0.29%)
Leap Wireless International Inc (b)	7,629	544
MetroPCS Communications Inc (a)(b)	78,490	1,766
US Cellular Corp (a)(b)	5,600	527

		2,837

Chemicals — Diversified (2.04%)
Celanese Corp	184,079	7,724
Dow Chemical Co/The	104,461	4,705
EI Du Pont de Nemours & Co	3,366	167
FMC Corp	59,134	3,400
See accompanying notes

Schedule of Investments
Partners MidCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Chemicals — Diversified (continued)
Lyondell Chemical Co	12,037	$571
PPG Industries Inc	7,300	546
Rockwood Holdings Inc (a)(b)	40,350	1,577
Rohm & Haas Co	29,740	1,543
Westlake Chemical Corp (a)	3,600	88

		20,321

Chemicals — Specialty (1.57%)
Albemarle Corp	61,270	2,926
Ashland Inc	79,074	4,643
Chemtura Corp	173,380	1,616
Cytec Industries Inc	79,047	5,273
International Flavors & Fragrances Inc	22,000	1,149

		15,607

Coal (0.07%)
Foundation Coal Holdings Inc	15,100	645

Coatings & Paint (0.19%)
RPM International Inc (a)	32,479	696
Valspar Corp	47,100	1,179

		1,875

Commercial Banks (3.17%)
BOK Financial Corp	3,364	183
Commerce Bancorp Inc/NJ	8,100	330
Commerce Bancshares Inc/Kansas City MO (a)	110,732	5,223
First Horizon National Corp (a)	2,829	74
M&T Bank Corp	117,274	11,666
People’s United Financial Inc	101,265	1,800
Popular Inc (a)	14,800	156
Regions Financial Corp	10,054	273
Synovus Financial Corp	4,800	127
UnionBanCal Corp (a)	95,699	5,169
Webster Financial Corp	168,060	6,091
Zions Bancorporation	8,245	487

		31,579

Commercial Services (0.03%)
ChoicePoint Inc (a)(b)	7,200	283

Commercial Services — Finance (0.70%)
H&R Block Inc (a)	317,850	6,929

Computer Services (0.88%)
Computer Sciences Corp (b)	56,960	3,326
Electronic Data Systems Corp	250,368	5,405

		8,731

Computers — Integrated Systems (0.28%)
Diebold Inc	15,883	664
NCR Corp (b)	37,034	1,022
Riverbed Technology Inc (a)(b)	1,141	39
Teradata Corp (b)	37,134	1,059

		2,784

Computers — Memory Devices (0.89%)
SanDisk Corp (a)(b)	21,500	955
Seagate Technology	283,347	7,888

		8,843

Computers — Peripheral Equipment (0.72%)
Lexmark International Inc (b)	170,071	7,141

Consulting Services (0.16%)
BearingPoint Inc (a)(b)	338,125	1,620

Consumer Products — Miscellaneous (1.73%)
Clorox Co	163,425	10,225
Fortune Brands Inc	66,480	5,569
Jarden Corp (a)(b)	34,451	1,224
Scotts Miracle-Gro Co/The (a)	4,100	188

		17,206

Containers — Metal & Glass (0.04%)
Owens-Illinois Inc (b)	9,363	416

Containers — Paper & Plastic (0.12%)
Bemis Co Inc (a)	29,900	842
Pactiv Corp (b)	6	—
Sonoco Products Co	11,300	350

		1,192

Cosmetics & Toiletries (0.16%)
Avon Products Inc	33,196	1,360
Bare Escentuals Inc (a)(b)	9,800	242

		1,602

Data Processing & Management (0.10%)
Dun & Bradstreet Corp (a)	7,316	709
Fair Isaac Corp (a)	320	12
Fidelity National Information Services	6,014	277

		998

Distribution & Wholesale (0.03%)
Genuine Parts Co	7,000	344

Diversified Manufacturing Operations (2.45%)
3M Co	7,116	615
Brink’s Co/The	6,539	410
Carlisle Cos Inc	5,150	203
Cooper Industries Ltd	67,526	3,538
Danaher Corp	716	61
Eaton Corp	62,780	5,812
Honeywell International Inc	7,600	459
Ingersoll-Rand Co Ltd	300	15
See accompanying notes

Schedule of Investments
Partners MidCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Diversified Manufacturing Operations (continued)
ITT Corp	4,100	$274
Leggett & Platt Inc (a)	53,283	1,035
Parker Hannifin Corp	82,450	6,627
Pentair Inc	780	28
SPX Corp	20,792	2,106
Teleflex Inc	12,300	900
Textron Inc	33,400	2,312

		24,395

Diversified Operations (0.25%)
Leucadia National Corp (a)	48,311	2,448
Walter Industries Inc	2,100	64

		2,512

E-Commerce — Products (0.10%)
Amazon.Com Inc (a)(b)	11,210	999

E-Commerce — Services (1.15%)
eBay Inc (b)	14,198	513
Expedia Inc (a)(b)	48,024	1,569
HLTH Corp (a)(b)	2,440	34
IAC/InterActiveCorp (a)(b)	315,555	9,296

		11,412

Electric — Generation (0.12%)
AES Corp/The (b)	56,193	1,203

Electric — Integrated (12.93%)
Alliant Energy Corp	14,000	560
American Electric Power Co Inc	245,633	11,842
CMS Energy Corp (a)	194,891	3,307
Consolidated Edison Inc	71,150	3,350
Constellation Energy Group Inc	43,820	4,150
DPL Inc (a)	418,658	12,158
Edison International	186,478	10,832
Entergy Corp	158,863	19,043
Exelon Corp	14,500	1,200
FirstEnergy Corp	114,677	7,993
FPL Group Inc	90,957	6,223
Great Plains Energy Inc (a)	79,221	2,364
Hawaiian Electric Industries Inc (a)	17,400	404
Integrys Energy Group Inc (a)	74,885	4,029
NSTAR (a)	898	32
OGE Energy Corp	38,684	1,482
Pepco Holdings Inc	44,028	1,254
PG&E Corp	204,584	10,010
PPL Corp	315,165	16,294
Progress Energy Inc	51,896	2,491
Public Service Enterprise Group Inc	12,094	1,156
SCANA Corp	42,710	1,734
Wisconsin Energy Corp	108,471	5,194
Xcel Energy Inc (a)	73,200	1,651

		128,753

Electronic Components — Miscellaneous (0.07%)
Jabil Circuit Inc	32,470	706

Electronic Components — Semiconductors (0.60%)
Advanced Micro Devices Inc (a)(b)	13,897	182
Broadcom Corp (b)	7,700	251
International Rectifier Corp (b)	53,700	1,792
Intersil Corp	2,600	79
LSI Corp (a)(b)	77,838	514
Micron Technology Inc (a)(b)	52,195	549
National Semiconductor Corp (a)	92,140	2,316
Rambus Inc (b)	100	2
Silicon Laboratories Inc (a)(b)	7,100	310

		5,995

Electronic Connectors (1.17%)
Amphenol Corp (a)	263,062	11,646

Electronic Design Automation (0.11%)
Synopsys Inc (b)	40,008	1,131

Electronic Measurement Instruments (0.08%)
Tektronix Inc (a)	20,709	784

Electronic Parts Distribution (0.03%)
Avnet Inc (b)	7,700	321

Energy — Alternate Sources (0.02%)
Sunpower Corp (a)(b)	1,400	177

Engineering — Research & Development Services (0.45%)
Fluor Corp	11,629	1,837
KBR Inc (b)	12,700	545
Shaw Group Inc/The (b)	14,752	1,100
URS Corp (a)(b)	16,900	1,045

		4,527

Engines — Internal Combustion (0.11%)
Briggs & Stratton Corp (a)	526	12
Cummins Inc	9,166	1,099

		1,111

Entertainment Software (0.81%)
Activision Inc (a)(b)	255,522	6,043
Electronic Arts Inc (b)	33,491	2,047

		8,090

Fiduciary Banks (1.37%)
Bank of New York Mellon Corp/The	59,000	2,882
Northern Trust Corp	131,082	9,858
State Street Corp	9,700	774
See accompanying notes

Schedule of Investments
Partners MidCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Fiduciary Banks (continued)
Wilmington Trust Corp	2,800	$102

		13,616

Finance — Commercial (0.56%)
CIT Group Inc	157,846	5,563

Finance — Credit Card (0.04%)
Discover Financial Services	18,245	352

Finance — Investment Banker & Broker (0.52%)
Bear Stearns Cos Inc/The (a)	5,262	598
E*Trade Financial Corp (a)(b)	106,600	1,188
Lazard Ltd	56,980	2,860
Raymond James Financial Inc	11,000	410
TD Ameritrade Holding Corp (a)(b)	4,921	94

		5,150

Finance — Mortgage Loan/Banker (0.01%)
Countrywide Financial Corp	7,660	119

Finance — Other Services (0.17%)
NYSE Euronext (a)	18,325	1,720

Financial Guarantee Insurance (1.06%)
AMBAC Financial Group Inc (a)	149,250	5,497
MGIC Investment Corp (a)	115,495	2,236
PMI Group Inc/The (a)	146,729	2,352
Radian Group Inc (a)	34,432	433

		10,518

Food — Canned (0.12%)
Del Monte Foods Co	115,313	1,192

Food — Meat Products (0.48%)
Smithfield Foods Inc (a)(b)	146,084	4,188
Tyson Foods Inc (a)	40,188	635

		4,823

Food — Miscellaneous/Diversified (0.82%)
ConAgra Foods Inc	197,200	4,680
Corn Products International Inc	22,288	948
Kellogg Co	32,500	1,716
Kraft Foods Inc	7,400	247
Sara Lee Corp	34,547	571

		8,162

Food — Retail (0.56%)
Safeway Inc	163,707	5,566

Food — Wholesale & Distribution (1.20%)
SUPERVALU Inc	288,360	11,174
SYSCO Corp	22,824	783

		11,957

Footwear & Related Apparel (0.01%)
CROCS Inc (a)(b)	1,500	112

Forestry (0.32%)
Plum Creek Timber Co Inc (a)	49,605	2,216
Weyerhaeuser Co	13,001	987

		3,203

Gas — Distribution (0.32%)
Energen Corp	32,000	2,048
NiSource Inc	20,918	428
Sempra Energy	9,100	560
Vectren Corp (a)	6,766	189

		3,225

Home Decoration Products (1.03%)
Newell Rubbermaid Inc	351,901	10,261

Hospital Beds & Equipment (0.01%)
Hillenbrand Industries Inc	2,135	118

Hotels & Motels (0.07%)
Starwood Hotels & Resorts Worldwide Inc	11,948	679

Human Resources (0.91%)
Hewitt Associates Inc (a)(b)	53,105	1,873
Manpower Inc	440	33
Monster Worldwide Inc (b)	176,710	7,171

		9,077

Independent Power Producer (0.09%)
Reliant Energy Inc (a)(b)	34,237	942

Industrial Automation & Robots (0.06%)
Rockwell Automation Inc/DE	8,526	587

Industrial Gases (0.42%)
Airgas Inc	83,770	4,228

Instruments — Scientific (0.72%)
Applera Corp — Applied Biosystems Group	10,709	398
PerkinElmer Inc	244,114	6,718
Thermo Fisher Scientific Inc (b)	180	10

		7,126

Insurance Brokers (0.79%)
AON Corp	104,347	4,729
Marsh & McLennan Cos Inc	122,699	3,177

		7,906

Internet Infrastructure Software (0.04%)
Akamai Technologies Inc (a)(b)	11,100	435

Internet Security (0.10%)
McAfee Inc (b)	4,300	178
See accompanying notes

Schedule of Investments
Partners MidCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Internet Security (continued)
VeriSign Inc (a)(b)	24,000	$818

		996

Investment Companies (0.22%)
Allied Capital Corp (a)	6,498	192
American Capital Strategies Ltd (a)	46,100	2,001

		2,193

Investment Management & Advisory Services (0.40%)
Ameriprise Financial Inc	19,604	1,235
Franklin Resources Inc	3,400	441
Legg Mason Inc	27,340	2,267

		3,943

Life & Health Insurance (1.48%)
Lincoln National Corp	2,892	180
Nationwide Financial Services (a)	23,216	1,246
StanCorp Financial Group Inc	8,566	472
Torchmark Corp	36,000	2,346
Unum Group	448,140	10,460

		14,704

Machinery — Construction & Mining (0.04%)
Joy Global Inc (a)	7,000	406

Machinery — Farm (0.27%)
AGCO Corp (a)(b)	45,563	2,719

Machinery — Print Trade (0.02%)
Zebra Technologies Corp (a)(b)	5,800	227

Machinery — Pumps (0.06%)
Flowserve Corp	7,600	600

Medical — Biomedical/Gene (0.22%)
Charles River Laboratories International (b)	4,059	235
Genzyme Corp (b)	25,878	1,966

		2,201

Medical — Drugs (0.11%)
Forest Laboratories Inc (b)	19,300	754
King Pharmaceuticals Inc (b)	28,763	305

		1,059

Medical — HMO (0.49%)
Coventry Health Care Inc (b)	28,460	1,716
Health Net Inc (b)	30,947	1,659
WellPoint Inc (b)	18,348	1,454

		4,829

Medical Information Systems (0.66%)
IMS Health Inc	258,808	6,525

Medical Instruments (0.55%)
Edwards Lifesciences Corp (a)(b)	108,430	5,445

Medical Products (0.04%)
Cooper Cos Inc/The (a)	9,793	411

Metal — Aluminum (0.00%)
Alcoa Inc	68	3

Metal Processors & Fabrication (0.88%)
Commercial Metals Co	173,820	5,454
Timken Co	98,486	3,276

		8,730

Miscellaneous Manufacturers (0.01%)
Aptargroup Inc	2,400	107

Motion Pictures & Services (0.17%)
DreamWorks Animation SKG Inc (b)	50,510	1,645

Multi-Line Insurance (2.37%)
Assurant Inc	106,606	6,230
Cincinnati Financial Corp	108,506	4,316
Genworth Financial Inc	20,700	565
Hartford Financial Services Group Inc	7,200	699
Loews Corp	80,448	3,949
MetLife Inc	69,933	4,815
Old Republic International Corp	29,762	456
XL Capital Ltd (a)	36,080	2,596

		23,626

Music (0.02%)
Warner Music Group Corp (a)	22,126	225

Networking Products (0.33%)
Juniper Networks Inc (b)	92,342	3,324

Non-Hazardous Waste Disposal (1.00%)
Allied Waste Industries Inc (a)(b)	787,170	9,950

Office Automation & Equipment (0.69%)
Pitney Bowes Inc	9,600	385
Xerox Corp	371,626	6,481

		6,866

Oil — Field Services (0.97%)
Halliburton Co (a)	19,900	785
Helix Energy Solutions Group Inc (a)(b)	8,971	415
Oceaneering International Inc (a)(b)	600	46
Oil States International Inc (a)(b)	79,540	3,435
SEACOR Holdings Inc (a)(b)	3,430	314
Tetra Technologies Inc (a)(b)	18,100	357
W-H Energy Services Inc (a)(b)	74,950	4,314

		9,666

Schedule of Investments
Partners MidCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Oil & Gas Drilling (0.21%)
Diamond Offshore Drilling Inc	4,700	$532
ENSCO International Inc (a)	1,200	67
Helmerich & Payne Inc	14,375	455
Nabors Industries Ltd (a)(b)	7,337	206
Pride International Inc (a)(b)	10,500	387
Rowan Cos Inc	8,550	333
Transocean Inc (a)(b)	1,100	131

		2,111

Oil Company — Exploration & Production (3.38%)
Chesapeake Energy Corp (a)	2,380	94
EOG Resources Inc	59,788	5,297
Murphy Oil Corp	17,300	1,274
Newfield Exploration Co (b)	5,691	307
Noble Energy Inc	1,995	153
Pioneer Natural Resources Co (a)	6,708	342
Plains Exploration & Production Co (a)(b)	35,474	1,808
Range Resources Corp	429,111	19,280
St Mary Land & Exploration Co	28,667	1,214
Unit Corp (a)(b)	56,840	2,715
W&T Offshore Inc (a)	44,343	1,189

		33,673

Oil Company — Integrated (2.11%)
Hess Corp	293,335	21,006

Oil Field Machinery & Equipment (0.34%)
Cameron International Corp (b)	3,050	297
Dresser-Rand Group Inc (b)	6,165	239
Grant Prideco Inc (b)	51,760	2,544
National Oilwell Varco Inc (b)	3,708	272

		3,352

Oil Refining & Marketing (0.05%)
Frontier Oil Corp (a)	100	4
Tesoro Corp (a)	5,100	309
Valero Energy Corp	2,623	185

		498

Paper & Related Products (1.26%)
Domtar Corp (b)	536,801	4,605
International Paper Co	134,680	4,978
MeadWestvaco Corp	25,439	856
Rayonier Inc	43,611	2,106

		12,545

Photo Equipment & Supplies (0.22%)
Eastman Kodak Co	75,394	2,161

Pipelines (3.97%)
El Paso Corp	8,899	157
Equitable Resources Inc	115,351	6,497
National Fuel Gas Co	41,764	2,025
Oneok Inc	15,807	789
Questar Corp	35,460	2,024
Spectra Energy Corp	20,700	538
Williams Cos Inc	753,194	27,484

		39,514

Printing — Commercial (0.00%)
RR Donnelley & Sons Co	678	27

Private Corrections (0.21%)
Corrections Corp of America (a)(b)	75,088	2,124

Property & Casualty Insurance (0.50%)
Arch Capital Group Ltd (b)	22,884	1,711
Fidelity National Financial Inc	3,797	58
Philadelphia Consolidated Holding Co (a)(b)	73,820	3,012
Safeco Corp	3,000	174

		4,955

Publishing — Newspapers (0.09%)
McClatchy Co (a)	15,455	257
New York Times Co/The (a)	31,714	620

		877

Racetracks (0.01%)
International Speedway Corp (a)	2,076	92

Radio (0.11%)
XM Satellite Radio Holdings Inc (a)(b)	82,533	1,096

Real Estate Management & Services (0.00%)
CB Richard Ellis Group Inc (a)(b)	55	1

Real Estate Operator & Developer (0.18%)
St Joe Co/The (a)	52,958	1,793

Regional Banks (1.02%)
Comerica Inc	6,200	289
Keycorp (a)	316,748	9,012
PNC Financial Services Group Inc	8,402	606
Wachovia Corp	4,714	216

		10,123

Reinsurance (1.92%)
Everest Re Group Ltd (a)	78,932	8,409
PartnerRe Ltd (a)	91,996	7,659
RenaissanceRe Holdings Ltd	52,529	3,065

		19,133

REITS — Apartments (1.38%)
Apartment Investment & Management Co	192,313	8,987
AvalonBay Communities Inc	7,900	969
Camden Property Trust	47,560	2,965
Equity Residential	6,341	265

Schedule of Investments
Partners MidCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
REITS — Apartments (continued)
UDR Inc (a)	24,800	$589

		13,775

REITS — Diversified (1.39%)
CapitalSource Inc (a)	71,605	1,305
Colonial Properties Trust (a)	1,156	36
Duke Realty Corp (a)	1,900	61
iStar Financial Inc (a)	1,071	33
Liberty Property Trust (a)	142,220	5,350
Vornado Realty Trust	63,490	7,093

		13,878

REITS — Healthcare (0.04%)
HCP Inc	10,500	357

REITS — Hotels (0.30%)
Host Hotels & Resorts Inc	135,081	2,993

REITS — Mortgage (0.90%)
Annaly Capital Management Inc (a)	523,314	8,943

REITS — Office Property (1.63%)
Boston Properties Inc	9,686	1,049
Brandywine Realty Trust (a)	143,895	3,723
Douglas Emmett Inc	71,081	1,870
Highwoods Properties Inc	179,600	6,458
Mack-Cali Realty Corp (a)	79,560	3,150

		16,250

REITS — Regional Malls (0.79%)
CBL & Associates Properties Inc	52,717	1,746
Pennsylvania Real Estate Investment Trust (a)	161,060	6,144

		7,890

REITS — Shopping Centers (0.10%)
Developers Diversified Realty Corp	18,357	925
Kimco Realty Corp	2,024	84

		1,009

REITS — Storage (0.58%)
Public Storage	71,772	5,811

REITS — Warehouse & Industrial (0.32%)
DCT Industrial Trust Inc (a)	294,160	3,156

Rental — Auto & Equipment (0.01%)
Rent-A-Center Inc/TX (a)(b)	5,662	91

Retail — Apparel & Shoe (0.23%)
Ross Stores Inc	86,139	2,328

Retail — Automobile (0.06%)
Copart Inc (b)	15,000	576

Retail — Major Department Store (0.64%)
JC Penney Co Inc	113,360	6,375
Sears Holdings Corp (a)(b)	327	44

		6,419

Retail — Office Supplies (0.06%)
OfficeMax Inc	19,379	613

Retail — Perfume & Cosmetics (0.01%)
Sally Beauty Holdings Inc (a)(b)	13,358	124

Retail — Restaurants (0.06%)
Panera Bread Co (a)(b)	14,000	574

Savings & Loans — Thrifts (0.91%)
Astoria Financial Corp	119,790	3,113
Hudson City Bancorp Inc	274,540	4,299
New York Community Bancorp Inc	88,046	1,639

		9,051

Schools (0.01%)
ITT Educational Services Inc (a)(b)	1,100	140

Semiconductor Component — Integrated Circuits (0.15%)
Integrated Device Technology Inc (b)	110,231	1,480

Semiconductor Equipment (0.54%)
Tessera Technologies Inc (a)(b)	141,569	5,407

Steel — Producers (0.98%)
Nucor Corp	106,170	6,585
Steel Dynamics Inc	23,420	1,246
United States Steel Corp	18,083	1,951

		9,782

Telecommunication Equipment — Fiber Optics (0.03%)
Ciena Corp (a)(b)	5,600	268

Telecommunication Services (1.49%)
Clearwire Corp (a)(b)	11,300	232
Embarq Corp	220,370	11,662
Virgin Media Inc (a)	134,400	2,972

		14,866

Telephone — Integrated (1.38%)
Cincinnati Bell Inc (a)(b)	579,080	3,139
Qwest Communications International Inc (a)(b)	1,204,670	8,649
Sprint Nextel Corp	113,675	1,944

		13,732

Textile — Home Furnishings (0.00%)
Mohawk Industries Inc (a)(b)	500	43

Schedule of Investments
Partners MidCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Theaters (0.21%)
Regal Entertainment Group (a)	91,942	$2,075

Tobacco (0.81%)
Loews Corp — Carolina Group	51,290	4,400
Reynolds American Inc (a)	56,878	3,664

		8,064

Tools — Hand Held (0.02%)
Snap-On Inc	4,800	240

Toys (0.46%)
Hasbro Inc	8,854	264
Mattel Inc	205,570	4,295

		4,559

Transactional Software (0.02%)
VeriFone Holdings Inc (a)(b)	3,100	153

Transport — Equipment & Leasing (0.03%)
GATX Corp (a)	6,181	253

Transport — Marine (0.11%)
Alexander & Baldwin Inc (a)	20,000	1,048

Transport — Rail (0.35%)
Norfolk Southern Corp	67,734	3,499

Transport — Services (0.70%)
Ryder System Inc	144,670	6,923

Transport — Truck (0.88%)
JB Hunt Transport Services Inc (a)	125,610	3,482
Landstar System Inc	125,940	5,301

		8,783

Water (0.02%)
Aqua America Inc (a)	7,341	171

X-Ray Equipment (0.02%)
Hologic Inc (a)(b)	2,184	148

TOTAL COMMON STOCKS		$975,495

SHORT TERM INVESTMENTS (17.09%)
Money Market Funds (17.09%)
BNY Institutional Cash Reserve Fund (c)	$170,169	$170,169

TOTAL SHORT TERM INVESTMENTS		$170,169

Total Investments		$1,145,664
Liabilities in Excess of Other Assets, Net — (15.06)%		(149,920)

TOTAL NET ASSETS - 100.00%		$995,744

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$131,854
Unrealized Depreciation	(60,110)

Net Unrealized Appreciation (Depreciation)	71,744
Cost for federal income tax purposes	1,073,920
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	41.20%
Utilities	13.49%
Industrial	12.52%
Energy	11.11%
Consumer, Non-cyclical	9.89%
Basic Materials	6.90%
Consumer, Cyclical	6.86%
Technology	6.61%
Communications	6.23%
Diversified	0.25%
Liabilities in Excess of Other Assets, Net	(15.06%)

TOTAL NET ASSETS	100.00%

Schedule of Investments
Partners SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (100.31%)
Advanced Materials & Products (0.36%)
Ceradyne Inc (a)(b)	9,300	$636

Aerospace & Defense (0.35%)
Teledyne Technologies Inc (b)	11,900	622

Aerospace & Defense Equipment (1.46%)
Curtiss-Wright Corp	14,400	811
Heico Corp (a)	10,000	544
Triumph Group Inc (a)	15,500	1,234

		2,589

Agricultural Chemicals (0.42%)
CF Industries Holdings Inc	8,400	738

Airlines (0.32%)
Skywest Inc	20,900	570

Apparel Manufacturers (0.93%)
Gymboree Corp (b)	32,500	1,106
Phillips-Van Heusen (a)	11,200	535

		1,641

Applications Software (1.32%)
American Reprographics Co (a)(b)	55,100	1,117
Compuware Corp (b)	57,500	575
Progress Software Corp (b)	19,800	648

		2,340

Auction House & Art Dealer (0.81%)
Sotheby’s (a)	26,500	1,436

Audio & Video Products (0.28%)
Universal Electronics Inc (b)	13,900	502

Batteries & Battery Systems (0.88%)
Greatbatch Inc (a)(b)	62,400	1,551

Building & Construction — Miscellaneous (0.23%)
Dycom Industries Inc (b)	14,600	412

Building Products — Air & Heating (0.52%)
Lennox International Inc	25,700	917

Building Products — Doors & Windows (0.52%)
Apogee Enterprises Inc (a)	39,100	920

Chemicals — Plastics (0.41%)
Spartech Corp (a)	47,100	724

Chemicals — Specialty (1.24%)
HB Fuller Co (a)	74,800	2,201

Circuit Boards (0.32%)
Park Electrochemical Corp	17,900	561

Coal (0.51%)
Massey Energy Co (a)	28,300	897

Commercial Banks (4.46%)
Cascade Bancorp (a)	58,800	1,131
East West Bancorp Inc	18,800	634
Frontier Financial Corp (a)	28,400	630
Green Bankshares Inc	19,200	616
Hanmi Financial Corp (a)	16,900	186
Preferred Bank/Los Angeles CA (a)	25,800	767
Sterling Bancshares Inc/TX (a)	122,100	1,490
Sterling Financial Corp/WA (a)	12,400	279
SVB Financial Group (a)(b)	28,100	1,455
Wilshire Bancorp Inc (a)	68,000	701

		7,889

Computer Aided Design (0.79%)
Ansys Inc (b)	36,000	1,397

Computer Services (0.82%)
Factset Research Systems Inc	20,550	1,449

Computers — Integrated Systems (1.04%)
Micros Systems Inc (b)	12,500	898
MTS Systems Corp (a)	21,200	943

		1,841

Computers — Memory Devices (0.88%)
Western Digital Corp (b)	60,000	1,555

Computers — Peripheral Equipment (0.28%)
Synaptics Inc (a)(b)	9,200	500

Consulting Services (1.73%)
Forrester Research Inc (a)(b)	13,100	311
Watson Wyatt Worldwide Inc (a)	57,800	2,755

		3,066

Containers — Metal & Glass (1.52%)
Greif Inc	33,500	2,131
Silgan Holdings Inc	10,300	562

		2,693

Containers — Paper & Plastic (0.59%)
Pactiv Corp (b)	38,000	1,044

Decision Support Software (0.92%)
Cognos Inc (b)	24,100	1,213
SPSS Inc (a)(b)	10,800	410

		1,623

See accompanying notes

Schedule of Investments
Partners SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Diagnostic Equipment (0.37%)
Immucor Inc (b)	20,300	$655

Diagnostic Kits (0.71%)
Idexx Laboratories Inc (b)	10,300	1,254

Disposable Medical Products (0.50%)
ICU Medical Inc (a)(b)	22,200	890

Distribution & Wholesale (0.23%)
Building Materials Holding Corp (a)	50,800	399

Diversified Manufacturing Operations (2.74%)
Acuity Brands Inc (a)	20,500	980
EnPro Industries Inc (b)	59,100	2,424
Harsco Corp	12,700	770
Tredegar Corp	38,300	667

		4,841

Diversified Operations & Commercial Services (1.43%)
Chemed Corp (a)	35,900	2,058
Volt Information Sciences Inc (a)(b)	30,100	468

		2,526

Drug Delivery Systems (0.23%)
Noven Pharmaceuticals Inc (a)(b)	26,400	408

E-Commerce — Products (0.20%)
FTD Group Inc	25,700	361

E-Commerce — Services (0.48%)
priceline.com Inc (a)(b)	9,200	857

Electric — Integrated (1.27%)
Avista Corp (a)	14,400	317
Centerpoint Energy Inc (a)	27,200	456
CH Energy Group Inc (a)	7,700	360
Cleco Corp	21,400	564
El Paso Electric Co (a)(b)	22,800	555

		2,252

Electric Products — Miscellaneous (0.23%)
Littelfuse Inc (b)	13,000	414

Electronic Components — Miscellaneous (1.14%)
Methode Electronics Inc	28,500	357
Technitrol Inc	41,300	1,215
Vishay Intertechnology Inc (b)	35,700	449

		2,021

Electronic Components — Semiconductors (0.60%)
Skyworks Solutions Inc (a)(b)	49,900	460
Zoran Corp (a)(b)	23,200	592

		1,052

Electronic Measurement Instruments (1.01%)
Trimble Navigation Ltd (b)	43,000	1,793

Electronic Security Devices (0.40%)
LoJack Corp (b)	40,500	712

Engineering — Research & Development Services (3.07%)
EMCOR Group Inc (b)	52,800	1,818
Shaw Group me/The (b)	27,800	2,074
URS Corp (b)	24,900	1,539

		5,431

Enterprise Software & Services (0.71%)
Informatica Corp (a)(b)	39,300	671
Sybase Inc (a)(b)	20,500	587

		1,258

E-Services — Consulting (0.37%)
Websense Inc (b)	35,300	650

Finance — Consumer Loans (0.55%)
Asta Funding Inc (a)	18,288	650
Portfolio Recovery Associates Inc (a)	7,300	329

		979

Finance — Investment Banker & Broker (1.33%)
Investment Technology Group Inc (b)	56,100	2,351

Firearms & Ammunition (0.13%)
Sturm Ruger & Co Inc (a)(b)	25,000	234

Food — Baking (0.57%)
Flowers Foods Inc (a)	46,100	1,011

Food — Canned (0.28%)
TreeHouse Foods Inc (a)(b)	17,500	488

Food — Miscellaneous/Diversified (1.05%)
Corn Products International Inc	43,800	1,863

Food — Wholesale & Distribution (0.31%)
Spartan Stores Inc (a)	25,000	556

Footwear & Related Apparel (2.19%)
Deckers Outdoor Corp (a)(b)	9,900	1,384
Iconix Brand Group Inc (a)(b)	46,800	1,069
Steven Madden Ltd (a)	41,500	925
Wolverine World Wide Inc	19,300	495

		3,873

Gambling (Non-Hotel) (0.28%)
Dover Downs Gaming & Entertainment Inc (a)	45,200	494
See accompanying notes

Schedule of Investments
Partners SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Garden Products (0.40%)
Toro Co	12,600	$701

Gas — Distribution (3.33%)
Atmos Energy Corp	29,900	839
Energen Corp	34,800	2,227
Southern Union Co	47,200	1,487
Southwest Gas Corp (a)	15,000	446
UGI Corp	33,600	895

		5,894

Home Furnishings (0.60%)
Tempur-Pedic International Inc (a)	29,500	1,062

Hotels & Motels (0.25%)
Choice Hotels International Inc (a)	11,600	449

Human Resources (1.83%)
CDI Corp (a)	31,300	863
Heidrick & Struggles International Inc (a)	16,900	730
Korn/Ferry International (a)(b)	46,300	887
Spherion Corp (b)	86,800	757

		3,237

Instruments — Controls (0.88%)
Woodward Governor Co (a)	23,100	1,548

Insurance Brokers (0.28%)
Hilb Rogal & Hobbs Co	11,100	489

Internet Telephony (0.37%)
J2 Global Communications Inc (a)(b)	19,400	654

Lasers — Systems & Components (0.84%)
Cymer Inc (a)(b)	20,300	863
II- VI Inc (b)	18,000	625

		1,488

Life & Health Insurance (0.31%)
Delphi Financial Group Inc	14,300	554

Machinery — Electrical (0.38%)
Regal-Beloit Corp (a)	13,800	677

Machinery — General Industry (3.51%)
Applied Industrial Technologies Inc	22,150	785
Gardner Denver Inc (b)	18,800	679
Manitowoc Co Inc/The	58,400	2,877
Robbins & Myers Inc	13,600	983
Wabtec Corp (a)	23,700	890

		6,214

Machinery — Material Handling (0.36%)
Cascade Corp (a)	10,200	642

Medical — Biomedical/Gene (0.63%)
Cambrex Corp	50,900	580
Lifecell Corp (a)(b)	12,100	533

		1,113

Medical — Drugs (1.60%)
Cubist Pharmaceuticals Inc (b)	19,000	444
OSI Pharmaceuticals Inc (b)	12,600	524
Sciele Pharma Inc (a)(b)	51,800	1,318
Viropharma Inc (a)(b)	62,400	537

		2,823

Medical — Generic Drugs (0.14%)
Alpharma Inc (a)	11,800	243

Medical — HMO (0.33%)
AMERIGROUP Corp (b)	16,900	591

Medical — Hospitals (0.24%)
Medcath Corp (b)	15,400	427

Medical — Outpatient & Home Medical Care (1.19%)
Gentiva Health Services Inc (b)	42,600	809
Lincare Holdings Inc (b)	12,000	417
Res-Care Inc (b)	35,800	879

		2,105

Medical Instruments (0.94%)
Arthrocare Corp (b)	9,400	609
Datascope Corp (a)	13,200	477
SurModics Inc (a)(b)	10,200	579

		1,665

Medical Products (1.21%)
Haemonetics Corp (b)	9,100	468
Mentor Corp (a)	9,800	417
West Pharmaceutical Services Inc	30,400	1,257

		2,142

Metal — Aluminum (0.63%)
Century Aluminum Co (a)(b)	19,100	1,111

Metal — Iron (0.48%)
Cleveland-Cliffs Inc (a)	8,900	851

Metal Processors & Fabrication (0.29%)
Mueller Industries Inc	14,400	518

Multimedia (0.24%)
Meredith Corp	6,900	430

Networking Products (1.33%)
Anixter International Inc (a)(b)	17,500	1,257
Netgear Inc (a)(b)	30,900	1,092

		2,349

See accompanying notes

Schedule of Investments
Partners SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Office Furnishings — Original (0.98%)
Herman Miller Inc	22,700	$618
Knoll Inc (a)	58,300	1,107

		1,725

Oil — Field Services (2.80%)
Helix Energy Solutions Group Inc (b)	30,600	1,415
Hornbeck Offshore Services Inc (a)(b)	14,400	563
Oceaneering International Inc (b)	19,400	1,499
Oil States International Inc (a)(b)	34,300	1,482

		4,959

Oil Company — Exploration & Production (2.24%)
Cabot Oil & Gas Corp	22,800	905
Penn Virginia Corp (a)	15,300	740
Swift Energy Co (b)	34,800	1,651
Unit Corp (b)	14,000	669

		3,965

Oil Field Machinery & Equipment (0.34%)
Lufkin Industries Inc (a)	10,100	601

Oil Refining & Marketing (0.76%)
Frontier Oil Corp	15,300	701
Holly Corp	10,100	634

		1,335

Physician Practice Management (0.53%)
Pediatrix Medical Group Inc (b)	14,200	930

Pipelines (0.27%)
Oneok Inc	9,700	484

Poultry (0.33%)
Sanderson Farms Inc (a)	16,500	574

Power Converter & Supply Equipment (0.43%)
Advanced Energy Industries Inc (b)	47,800	765

Property & Casualty Insurance (2.48%)
Navigators Group Inc (b)	14,200	856
Philadelphia Consolidated Holding Co (b)	47,600	1,942
ProAssurance Corp (b)	11,300	623
SeaBright Insurance Holdings Inc (a)(b)	33,300	556
Zenith National Insurance Corp (a)	10,200	410

		4,387

REITS — Apartments (0.20%)
GMH Communities Trust	47,200	348

REITS — Diversified (0.52%)
CapLease Inc (a)	48,600	455
Lexington Realty Trust (a)	23,100	457

		912

REITS — Healthcare (0.52%)
Medical Properties Trust Inc (a)	70,300	923

REITS — Hotels (1.02%)
Ashford Hospitality Trust Inc	96,300	948
FelCor Lodging Trust Inc	40,500	848

		1,796

REITS — Office Property (0.29%)
BioMed Realty Trust Inc (a)	21,100	504

REITS — Regional Malls (0.23%)
CBL & Associates Properties Inc	12,400	411

REITS — Shopping Centers (0.27%)
Cedar Shopping Centers Inc (a)	36,400	468

REITS — Warehouse & Industrial (0.25%)
First Industrial Realty Trust Inc (a)	10,700	436

Research & Development (0.23%)
Parexel International Corp (b)	8,900	409

Resorts & Theme Parks (0.36%)
Vail Resorts Inc (a)(b)	10,500	637

Respiratory Products (0.85%)
Respironics Inc (b)	30,000	1,502

Retail — Apparel & Shoe (1.28%)
JOS A Bank Clothiers Inc (a)(b)	13,500	394
Men’s Wearhouse Inc	25,700	1,086
Tween Brands Inc (a)(b)	25,700	789

		2,269

Retail — Bedding (0.16%)
Select Comfort Corp (a)(b)	24,000	274

Retail — Convenience Store (0.15%)
Pantry Inc/The (a)(b)	9,200	258

Retail — Discount (0.36%)
Big Lots Inc (a)(b)	26,800	643

Retail — Drug Store (0.67%)
Longs Drug Stores Corp (a)	22,600	1,187

Retail — Jewelry (0.69%)
Movado Group Inc (a)	40,700	1,225

Retail — Pawn Shops (0.21%)
Cash America International Inc	9,500	370

Retail — Restaurants (2.05%)
Domino’s Pizza Inc (a)	23,400	361
See accompanying notes

Schedule of Investments
Partners SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)
| |
COMMON STOCKS (continued)
Retail — Restaurants (continued)
Ihop Corp (a)	7,200	$456
Jack in the Box Inc (b)	50,000	1,569
O’Charleys Inc	28,500	457
Papa John’s International Inc (b)	33,700	785

		3,628

Savings & Loans — Thrifts (0.71%)
BankUnited Financial Corp (a)	31,900	275
FirstFed Financial Corp (a)(b)	22,700	971

		1,246

Semiconductor Component — Integrated Circuits (0.79%)
Exar Corp (a)(b)	32,100	390
Micrel Inc (a)	61,200	554
Standard Microsystems Corp (b)	11,800	460

		1,404

Semiconductor Equipment (1.50%)
Cabot Microelectronics Corp (a)(b)	10,500	417
MKS Instruments Inc (b)	26,200	526
Rudolph Technologies Inc (b)	32,500	423
Varian Semiconductor Equipment Associates Inc (b)	27,900	1,284

		2,650

Steel — Producers (1.20%)
Carpenter Technology Corp (a)	14,600	2,116

Telecommunication Equipment (1.06%)
Comtech Telecommunications Corp (a)(b)	34,700	1,882

Telephone — Integrated (0.50%)
Cincinnati Bell Inc (b)	163,200	885

Tools — Hand Held (0.42%)
Snap-On Inc	15,000	749

Transport — Air Freight (0.22%)
Atlas Air Worldwide Holdings Inc (a)(b)	6,700	393

Transport — Marine (1.29%)
Gulfmark Offshore Inc (b)	9,800	457

Kirby Corp (b)	40,000	1,827

		2,284

Transport — Truck (0.32%)
Arkansas Best Corp (a)	20,900	574

Web Portals (0.25%)
United Online Inc (a)	25,200	444

Wire & Cable Products (0.91%)
Belden Inc (a)	19,600	1,142
General Cable Corp (a)(b)	6,400	461

		1,603

Wireless Equipment (0.28%)
InterDigital Inc (a)(b)	22,700	488

X-Ray Equipment (0.51%)
Hologic Inc (a)(b)	13,200	897

TOTAL COMMON STOCKS		$177,454

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (26.44%)
Money Market Funds (26.44%)
BNY Institutional Cash Reserve Fund (c)	$46,768	$46,768

TOTAL SHORT TERM INVESTMENTS		$46,768

Total Investments		$224,222
Liabilities in Excess of Other Assets, Net — (26.75)%		(47,320)

TOTAL NET ASSETS - 100.00%		$176,902

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$22,195
Unrealized Depreciation	(13,269)

Net Unrealized Appreciation (Depreciation)	8,926
Cost for federal income tax purposes	215,296
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	39.83%
Industrial	25.35%
Consumer, Non-cyclical	18.55%
Consumer, Cyclical	12.38%
Technology	9.65%
Energy	6.92%
Communications	5.09%
Utilities	4.60%
Basic Materials	4.38%
Liabilities in Excess of Other Assets, Net	(26.75%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Partners SmallCap Growth Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (97.39%)
Advanced Materials & Products (1.58%)
Hexcel Corp (a)(b)	126,700	$3,171

Advertising Services (0.52%)
inVentiv Health Inc (b)	24,600	1,039

Apparel Manufacturers (0.58%)
Volcom Inc (a)(b)	39,780	1,164

Applications Software (0.55%)
Quest Software Inc (a)(b)	63,630	1,107

Building & Construction — Miscellaneous (1.31%)
Dycom Industries Inc (b)	93,400	2,639

Building Products — Cement & Aggregate (0.25%)
Dayton Superior Corp (a)(b)	63,400	510

Cellular Telecommunications (0.65%)
Virgin Mobile USA Inc (a)(b)	108,000	1,312

Commercial Banks (0.46%)
Community Bancorp/NV (a)(b)	46,100	934

Commercial Services — Finance (1.52%)
Morningstar Inc (b)	41,000	3,051

Computer Software (1.75%)
Blackbaud Inc	57,810	1,558
Omniture Inc (a)(b)	57,300	1,957

		3,515

Computers — Integrated Systems (1.41%)
Micros Systems Inc (b)	39,400	2,830

Computers — Memory Devices (0.05%)
Data Domain Inc (a)(b)	3,200	110

Computers — Peripheral Equipment (0.79%)
Synaptics Inc (a)(b)	29,400	1,598

Consulting Services (0.97%)
Huron Consulting Group Inc (b)	27,990	1,956

Data Processing & Management (1.25%)
Commvault Systems Inc (a)(b)	123,200	2,506

Diagnostic Equipment (1.10%)
Hansen Medical Inc (a)(b)	56,705	2,204

Diagnostic Kits (1.65%)
Meridian Bioscience Inc (a)	100,400	3,322

Distribution & Wholesale (2.44%)
Houston Wire & Cable Co (a)	49,800	875
LKQ Corp (a)(b)	104,350	4,024

		4,899

Electronic Components — Semiconductors (3.16%)
Advanced Analogic Technologies Inc (a)(b)	219,100	2,647
Monolithic Power Systems Inc (b)	73,000	1,601
ON Semiconductor Corp (a)(b)	206,400	2,105

		6,353

Electronic Measurement Instruments (0.35%)
Eagle Test Systems Inc (a)(b)	55,550	702

E-Marketing & Information (1.33%)
comScore Inc (a)(b)	46,200	1,694
Constant Contact Inc (b)	39,800	991

		2,685

Enterprise Software & Services (3.48%)
Informatica Corp (b)	130,700	2,232
PROS Holdings Inc (b)	7,300	131
Taleo Corp (b)	77,300	2,161
Ultimate Software Group Inc (b)	71,500	2,468

		6,992

Entertainment Software (1.09%)
THQ Inc (a)(b)	81,000	2,194

Finance — Investment Banker & Broker (2.52%)
Duff & Phelps Corp (b)	23,600	500
Greenhill & Co Inc (a)	35,400	2,619
options Xpress Holdings Inc	65,250	1,942

		5,061

Financial Guarantee Insurance (0.14%)
Primus Guaranty Ltd (a)(b)	29,700	272

Hazardous Waste Disposal (1.45%)
Stericycle Inc (b)	49,840	2,907

Hotels & Motels (2.21%)
Home Inns & Hotels Management Inc ADR (a)(b)	50,500	2,223
Orient-Express Hotels Ltd (a)	34,300	2,223

		4,446

Human Resources (1.46%)
Kenexa Corp (b)	38,600	1,132
Resources Connection Inc (a)	79,300	1,805

		2,937

Internet Application Software (2.12%)
DealerTrack Holdings Inc (a)(b)	86,900	4,266
See accompanying notes

Schedule of Investments
Partners SmallCap Growth Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Internet Content — Information & News (0.63%)
LoopNet Inc (a)(b)	67,000	$1,263

Investment Management & Advisory Services (1.12%)
Affiliated Managers Group Inc (a)(b)	17,200	2,263

Machinery — Construction & Mining (2.85%)
Astec Industries Inc (b)	52,600	2,384
Bucyrus International Inc	40,700	3,358

		5,742

Machinery — Electrical (1.33%)
Baldor Electric Co	66,600	2,685

Machinery — General Industry (1.59%)
Chart Industries Inc (b)	19,100	627
IDEX Corp	72,475	2,567

		3,194

Medical — Biomedical/Gene (2.54%)
Alexion Pharmaceuticals Inc (a)(b)	27,900	2,134
AMAG Pharmaceuticals Inc (a)(b)	30,000	1,961
WuXi PharmaTech Cayman Inc ADR (a)(b)	26,430	1,017

		5,112

Medical — Drugs (1.34%)
Amicus Therapeutics Inc (a)(b)	37,600	619
Array Biopharma Inc (a)(b)	46,200	517
Jazz Pharmaceuticals Inc (a)(b)	30,000	401
Pharmion Corp (b)	14,000	674
XenoPort Inc (b)	9,800	481

		2,692

Medical — Outpatient & Home Medical Care (1.06%)
LHC Group Inc (a)(b)	92,800	2,133

Medical Instruments (2.95%)
Abaxis Inc (a)(b)	43,500	1,276
Arthrocare Corp (b)	32,200	2,088
NuVasive Inc (a)(b)	33,400	1,429
Ventana Medical Systems Inc (a)(b)	12,900	1,135

		5,928

Medical Laboratory & Testing Service (1.44%)
Icon Plc ADR (b)	49,800	2,888

Medical Products (0.95%)
Tomo Therapy Inc (a)(b)	87,600	1,916

Metal Processors & Fabrication (2.16%)
Kaydon Corp (a)	31,300	1,684
RBC Bearings Inc (b)	66,400	2,668

		4,352

Networking Products (1.98%)
Infinera Corp (b)	88,100	1,944
Netgear Inc (a)(b)	57,600	2,036

		3,980

Office Furnishings — Original (0.93%)
Knoll Inc	98,200	1,865

Oil — Field Services (3.03%)
Core Laboratories NV (b)	16,320	2,382
Tesco Corp (b)	50,500	1,489
W-H Energy Services Inc (b)	38,700	2,228

		6,099

Oil Company — Exploration & Production (3.84%)
Bill Barrett Corp (a)(b)	66,600	3,117
BPZ Resources Inc (b)	25,800	295
Carrizo Oil & Gas Inc (a)(b)	31,100	1,598
EXCO Resources Inc (a)(b)	78,100	1,318
Penn Virginia Corp	29,000	1,404

		7,732

Oil Field Machinery & Equipment (3.07%)
Complete Production Services Inc (b)	93,300	1,857
Dril-Quip Inc (b)	52,400	2,794
FMC Technologies Inc (b)	12,300	746
T-3 Energy Services Inc (b)	16,200	770

		6,167

Patient Monitoring Equipment (0.21%)
Masimo Corp (a)(b)	12,300	421

Pharmacy Services (0.93%)
HealthExtras Inc (a)(b)	64,500	1,880

Physical Therapy & Rehabilitation Centers (1.01%)
Psychiatric Solutions Inc (a)(b)	51,500	2,039

Printing — Commercial (2.15%)
VistaPrint Ltd (a)(b)	91,100	4,334

Recreational Centers (1.53%)
Life Time Fitness Inc (a)(b)	50,600	3,068

Resorts & Theme Parks (0.81%)
Great Wolf Resorts Inc (a)(b)	124,500	1,626

Retail — Apparel & Shoe (1.56%)
Lululemon Athletica Inc (a)(b)	27,900	1,485
Under Armour Inc — Class A (a)(b)	26,420	1,644

		3,129

Retail — Catalog Shopping (1.32%)
MSC Industrial Direct Co	54,700	2,664
See accompanying notes

Schedule of Investments
Partners SmallCap Growth Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail — Discount (0.57%)
Citi Trends Inc (a)(b)	58,700	$1,148

Retail — Leisure Products (0.18%)
MarineMax Inc (a)(b)	25,200	359

Retail — Perfume & Cosmetics (0.20%)
Ulta Salon Cosmetics & Fragrance Inc (b)	11,600	397

Retail — Restaurants (2.70%)
Red Robin Gourmet Burgers Inc (a)(b)	49,590	1,984
Sonic Corp (b)	43,700	1,083
Texas Roadhouse Inc (a)(b)	186,000	2,357

		5,424

Retail — Sporting Goods (0.79%)
Zumiez Inc (a)(b)	38,150	1,597

Schools (1.58%)
Strayer Education Inc	17,100	3,188

Schools — Day Care (0.85%)
Bright Horizons Family Solutions Inc (b)	44,000	1,707

Semiconductor Component — Integrated Circuits (2.03%)
Hittite Microwave Corp (a)(b)	63,800	3,206
Integrated Device Technology Inc (b)	65,660	882

		4,088

Semiconductor Equipment (0.64%)
Verigy Ltd (a)(b)	56,400	1,297

Telecommunication Equipment (0.38%)
ShoreTel Inc (a)(b)	42,500	773

Telecommunication Services (2.51%)
Cbeyond Inc (a)(b)	54,300	2,124
NTELOS Holdings Corp (a)	96,600	2,917

		5,041

Therapeutics (0.25%)
Alexza Pharmaceuticals Inc (a)(b)	62,200	506

Transactional Software (1.69%)
Synchronoss Technologies Inc (a)(b)	43,770	1,751
VeriFone Holdings Inc (a)(b)	33,400	1,651

		3,402

Transport — Marine (1.68%)
Kirby Corp (b)	74,100	3,385

Web Portals (0.87%)
Trizetto Group (a)(b)	107,000	1,748

TOTAL COMMON STOCKS		$195,914

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (21.84%)
Money Market Funds (21.84%)
BNY Institutional Cash Reserve Fund (c)	$43,931	$43,931

TOTAL SHORT TERM INVESTMENTS		$43,931

Total Investments		$239,845
Liabilities in Excess of Other Assets, Net — (19.23)%		(38,691)

TOTAL NET ASSETS - 100.00%		$201,154

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$39,810
Unrealized Depreciation	(6,739)

Net Unrealized Appreciation (Depreciation)	33,071
Cost for federal income tax purposes	206,774
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	26.08%
Consumer, Non-cyclical	23.97%
Technology	17.89%
Consumer, Cyclical	15.80%
Industrial	14.56%
Communications	10.99%
Energy	9.94%
Liabilities in Excess of Other Assets, Net	(19.23%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Partners SmallCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (96.23%)
Aerospace & Defense Equipment (2.74%)
AAR Corp (a)(b)	207,128	$6,638
BE Aerospace Inc (b)	165,339	8,219
DRS Technologies Inc	26,157	1,503
Triumph Group Inc (a)	41,700	3,320

		19,680

Alternative Waste Tech (0.17%)
Darling International Inc (a)(b)	119,146	1,199

Apparel Manufacturers (1.34%)
Guess ? Inc	19,086	981
Gymboree Corp (a)(b)	77,000	2,620
Phillips-Van Heusen	125,102	5,980

		9,581

Applications Software (2.43%)
Callidus Software Inc (b)	131,277	970
Moldflow Corp (b)	79,220	1,207
Nuance Communications Inc (a)(b)	400,324	8,851
Progress Software Corp (b)	110,323	3,609
SourceForge Inc (b)	253,845	673
Verint Systems Inc (b)	85,633	2,148

		17,458

Batteries & Battery Systems (0.14%)
Energy Conversion Devices Inc (a)(b)	37,590	1,026

Building — Maintenance & Service (0.38%)
Healthcare Services Group (a)	124,850	2,742

Building & Construction — Miscellaneous (0.23%)
Layne Christensen Co (b)	29,266	1,666

Building Products — Doors & Windows (0.44%)
Apogee Enterprises Inc	133,000	3,130

Building Products — Light Fixtures (0.35%)
Genlyte Group Inc (a)(b)	38,650	2,516

Cellular Telecommunications (0.15%)
Centennial Communications Corp (b)	102,284	1,047

Chemicals — Plastics (0.19%)
Landec Corp (a)(b)	93,411	1,388

Commercial Banks (2.07%)
Prosperity Bancshares Inc	88,400	2,857
SVB Financial Group (a)(b)	77,785	4,029
Texas Capital Bancshares Inc (b)	96,974	2,146
UCBH Holdings Inc (a)	213,081	3,637
Virginia Commerce Bancorp (a)(b)	74,755	1,068
Wilshire Bancorp Inc	109,030	1,123

		14,860

Commercial Services (1.31%)
eTelecare Global Solutions Inc ADR (a)(b)	83,900	733
HMS Holdings Corp (a)(b)	84,255	2,399
PeopleSupport Inc (a)(b)	39,893	460
Team Inc (b)	35,724	1,150
TeleTech Holdings Inc (a)(b)	188,300	4,694

		9,436

Commercial Services — Finance (0.32%)
Bankrate Inc (a)(b)	50,287	2,311

Communications Software (0.48%)
Smith Micro Software Inc (a)(b)	223,494	3,444

Computer Aided Design (1.06%)
Ansys Inc (b)	195,680	7,594

Computer Services (1.17%)
BluePhoenix Solutions Ltd (a)(b)	57,518	1,225
Cognizant Technology Solutions Corp (b)	40,800	1,692
Factset Research Systems Inc	60,329	4,254
iGate Corp (b)	101,804	893
Starlims Technologies Ltd (b)	30,962	368

		8,432

Computer Software (0.30%)
Blackbaud Inc	30,846	831
Omniture Inc (a)(b)	37,855	1,293

		2,124

Computers — Integrated Systems (1.51%)
Brocade Communications Systems Inc (b)	253,950	2,415
Micros Systems Inc (b)	72,797	5,228
Stratasys Inc (a)(b)	123,300	3,210

		10,853

Computers — Peripheral Equipment (0.27%)
Compellent Technologies Inc (a)(b)	77,200	1,243
lead Inc (b)	214,639	663

		1,906

Consulting Services (0.61%)
CRA International Inc (a)(b)	71,286	3,691
Diamond Management & Technology Consultants Inc (a)	64,064	684

		4,375

Consumer Products — Miscellaneous (0.28%)
Central Garden and Pet Co — A Shares (a)(b)	162,344	1,351
Central Garden and Pet Co (a)(b)	81,172	673

		2,024

Containers — Metal & Glass (0.26%)
Greiflnc	29,280	1,862
See accompanying notes

Schedule of Investments
Partners SmallCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Cosmetics & Toiletries (1.00%)
Bare Escentuals Inc (a)(b)	115,100	$2,843
Chattem Inc (a)(b)	58,100	4,317

		7,160

Data Processing & Management (0.60%)
FalconStor Software Inc (a)(b)	306,294	4,297

Decision Support Software (1.05%)
DemandTec Inc (a)(b)	119,017	2,149
Interactive Intelligence Inc (b)	127,505	3,322
SPSS Inc (a)(b)	54,544	2,073

		7,544

Diagnostic Equipment (1.21%)
Gen-Probe Inc (b)	85,887	6,014
Hansen Medical Inc (a)(b)	49,600	1,928
Immucor Inc (b)	23,500	758

		8,700

Diagnostic Kits (0.30%)
Medtox Scientific Inc (b)	38,934	675
Meridian Bioscience Inc	43,534	1,441

		2,116

Disposable Medical Products (0.18%)
Volcano Corp (a)(b)	73,578	1,257

Distribution & Wholesale (0.74%)
Beacon Roofing Supply Inc (a)(b)	67,445	606
LKQ Corp (a)(b)	122,823	4,736

		5,342

Diversified Manufacturing Operations (0.98%)
Ameron International Corp	10,398	1,122
Barnes Group Inc	40,765	1,497
ESCO Technologies Inc (a)(b)	89,299	3,696
Lydall Inc (b)	63,633	685

		7,000

Drug Delivery Systems (0.11%)
Penwest Pharmaceuticals Co (a)(b)	97,055	805

E-Commerce — Products (0.40%)
1-800-FLOWERS.COM Inc (a)(b)	117,293	1,406
NutriSystem Inc (a)(b)	48,439	1,458

		2,864

Educational Software (1.41%)
Blackboard Inc (a)(b)	172,819	8,623
Noah Education Holdings Ltd ADR (b)	2,600	47
SkillSoft PLC ADR (b)	163,453	1,463

		10,133

Electronic Components — Miscellaneous (0.89%)
Benchmark Electronics Inc (a)(b)	155,505	3,190
Daktronics Inc (a)	27,640	824
Technitrol Inc	80,700	2,373

		6,387

Electronic Components — Semiconductors (4.64%)
Advanced Analogic Technologies Inc (a)(b)	416,352	5,029
AMIS Holdings Inc (a)(b)	65,750	504
AXT Inc (b)	181,667	832
Diodes Inc (a)(b)	178,595	5,904
Microsemi Corp (a)(b)	392,976	10,457
ON Semiconductor Corp (a)(b)	243,350	2,482
SiRF Technology Holdings Inc (a)(b)	27,100	808
Skyworks Solutions Inc (a)(b)	252,780	2,331
Supertex Inc (a)(b)	74,931	2,738
Volterra Semiconductor Corp (a)(b)	69,950	860
Zoran Corp (b)	54,337	1,386

		33,331

Electronic Design Automation (0.51%)
Ansoft Corp (a)(b)	90,242	2,715
Magma Design Automation Inc (b)	63,535	946

		3,661

Electronic Measurement Instruments (0.81%)
Analogic Corp	24,278	1,387
FARO Technologies Inc (a)(b)	40,100	1,153
Flir Systems Inc (b)	13,290	922
Itron Inc (a)(b)	12,650	1,360
LeCroy Corp (b)	100,867	989

		5,811

Electronic Security Devices (0.49%)
American Science & Engineering Inc	15,826	956
Taser International Inc (a)(b)	154,511	2,573

		3,529

E-Marketing & Information (0.02%)
Constant Contact Inc (a)(b)	4,939	123

Energy — Alternate Sources (0.29%)	124,650	1,254
FuelCell Energy Inc (a)(b)	124,650	1,254
Headwaters Inc (a)(b)	58,652	842

		2,096

Engineering — Research & Development Services (0.66%)
EMCOR Group Inc (b)	137,922	4,749

Enterprise Software & Services (2.38%)
Concur Technologies Inc (b)	35,631	1,284
Omnicell Inc (b)	218,674	5,773
Taleo Corp (b)	58,859	1,645
Ultimate Software Group Inc (a)(b)	243,044	8,388

		17,090

See accompanying notes

Schedule of Investments
Partners SmallCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
E-Services — Consulting (0.49%)
Access Integrated Technologies Inc (a)(b)	80,440	$373
GSI Commerce Inc (a)(b)	78,390	2,234
Perficient Inc (a)(b)	49,300	929

		3,536

Finance — Consumer Loans (0.14%)
Portfolio Recovery Associates Inc (a)	22,334	1,007

Firearms & Ammunition (0.43%)
Smith & Wesson Holding Corp (a)(b)	255,498	3,089

Food — Miscellaneous/Diversified (0.55%)
Chiquita Brands International Inc (a)(b)	149,161	2,797
Hain Celestial Group Inc (a)(b)	31,806	1,115

		3,912

Footwear & Related Apparel (1.70%)
CROCS Inc (a)(b)	83,150	6,216
Iconix Brand Group Inc (a)(b)	262,075	5,988

		12,204

Gambling (Non-Hotel) (0.13%)
Pinnacle Entertainment Inc (a)(b)	31,400	917

Health Care Cost Containment (0.20%)
Transcend Services Inc (b)	71,764	1,435

Home Furnishings (0.08%)
Tempur-Pedic International Inc (a)	16,650	599

Hotels & Motels (0.33%)
Orient-Express Hotels Ltd (a)	36,880	2,390

Housewares (0.24%)
Lifetime Brands Inc	105,807	1,697

Human Resources (1.60%)
Emergency Medical Services Corp (a)(b)	37,150	1,128
Kenexa Corp (a)(b)	187,659	5,502
Korn/Ferry International (a)(b)	46,362	889
Labor Ready Inc (a)(b)	181,621	3,193
On Assignment Inc (a)(b)	88,843	741

		11,453

Identification Systems — Development (0.13%)
L-l Identity Solutions Inc (a)(b)	49,125	912

Industrial Automation & Robots (0.36%)
Cognex Corp	78,345	1,409
Hurco Cos Inc (b)	20,862	1,191

		2,600

Industrial Gases (0.92%)
Airgas Inc	131,400	6,632

Instruments — Scientific (0.68%)
FBI Co (a)(b)	167,699	4,865

Internet Application Software (0.18%)
Cybersource Corp (a)(b)	79,329	1,297

Internet Connectivity Services (0.49%)
Cogent Communications Group Inc (a)(b)	41,927	1,160
Internap Network Services Corp (a)(b)	140,990	2,349

		3,509

Internet Content — Entertainment (0.17%)
Shanda Interactive Entertainment Ltd ADR (b)	31,686	1,247

Internet Content — Information & News (0.80%)
Knot Inc/The (a)(b)	10,300	200
LoopNet Inc (a)(b)	181,714	3,425
TheStreet.com Inc (a)	154,902	2,091

		5,716

Internet Incubators (0.33%)
Internet Capital Group Inc (b)	186,390	2,393

Internet Infrastructure Software (0.19%)
AsiaInfo Holdings Inc (a)(b)	111,385	1,362

Internet Security (0.62%)
Blue Coat Systems Inc (a)(b)	110,200	4,473

Internet Telephony (0.17%)
j2 Global Communications Inc (b)	35,200	1,186

Lasers — Systems & Components (0.68%)
II- VI Inc (b)	140,059	4,866

Machinery — Construction & Mining (0.45%)
Bucyrus International Inc	39,108	3,226

Machinery — General Industry (1.39%)
DXP Enterprises Inc (b)	24,634	1,168
Middleby Corp (a)(b)	67,642	4,408
Wabtec Corp	116,400	4,369

		9,945

Machinery — Print Trade (0.14%)
Presstek Inc (a)(b)	141,915	1,033

Machinery Tools & Related Products (0.50%)
Kennametal Inc	39,200	3,575

Medical — Biomedical/Gene (4.91%)
AMAG Pharmaceuticals Inc (a)(b)	28,600	1,869
BioMimetic Therapeutics Inc (a)(b)	39,500	544
Exelixis Inc (a)(b)	140,300	1,543
See accompanying notes

Schedule of Investments
Partners SmallCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Medical — Biomedical/Gene (continued)
Illumina Inc (a)(b)	59,372	$3,334
Integra LifeSciences Holdings Corp (a)(b)	105,300	5,104
Keryx Biopharmaceuticals Inc (a)(b)	104,237	1,074
Lifecell Corp (a)(b)	246,995	10,882
Myriad Genetics Inc (a)(b)	92,100	5,099
Regeneron Pharmaceuticals Inc (a)(b)	83,300	1,832
Sangamo Biosciences Inc (a)(b)	60,021	1,140
Seattle Genetics Inc/WA (a)(b)	147,600	1,773
Third Wave Technologies Inc (b)	119,428	1,079

		35,273

Medical — Drugs (0.51%)
Adams Respiratory Therapeutics Inc (a)(b)	27,450	1,206
Array Biopharma Inc (a)(b)	138,900	1,556
Cardiome Pharma Corp (a)(b)	86,746	899

		3,661

Medical Imaging Systems (0.15%)
IRIS International Inc (b)	58,681	1,080

		1,080

Medical Information Systems (1.66%)
Allscripts Healthcare Solutions Inc (a)(b)	120,070	3,326
AMICAS Inc (b)	296,845	790
Phase Forward Inc (b)	326,369	7,764

		11,880

Medical Instruments (2.83%)
Angiodynamics Inc (b)	68,300	1,366
Arthrocare Corp (a)(b)	72,578	4,706
Bruker BioSciences Corp (b)	122,219	1,265
Cepheid Inc (b)	176,825	4,576
DexCom Inc (a)(b)	105,551	981
Micrus Endovascular Corp (a)(b)	81,509	1,602
NuVasive Inc (a)(b)	69,286	2,965
Spectranetics Corp (a)(b)	110,730	1,772
Symmetry Medical Inc (a)(b)	59,317	1,017
Trans 1 Inc (b)	3,439	86

		20,336

Medical Laboratory & Testing Service (0.62%)
Bio-Reference Labs Inc (a)(b)	138,050	4,429

Medical Laser Systems (0.11%)
Biolase Technology Inc (a)(b)	148,728	760

Medical Products (1.11%)
Accuray Inc (a)(b)	51,200	1,029
American Medical Systems Holdings Inc (a)(b)	44,920	575
Cantel Medical Corp (b)	21,728	389
Luminex Corp (a)(b)	74,871	1,193
Sonic Innovations Inc (a)(b)	118,393	1,217
TomoTherapy Inc (a)(b)	47,500	1,039
Tutogen Medical Inc (b)	88,290	1,086
Wright Medical Group Inc (b)	53,987	1,431

		7,959

Metal Processors & Fabrication (0.64%)
Kaydon Corp (a)	19,173	1,031
Ladish Co Inc (b)	77,970	3,578

		4,609

Miscellaneous Manufacturers (0.17%)
American Railcar Industries Inc (a)	23,075	522
China Fire & Security Group Inc (a)(b)	37,441	674

		1,196

Networking Products (1.49%)
Atheros Communications Inc (a)(b)	52,350	1,838
Foundry Networks Inc (b)	74,950	1,584
Ixia(b)	256,500	2,683
Netgear Inc (b)	33,811	1,195
Polycom Inc (b)	69,357	1,941
Starent Networks Corp (a)(b)	58,325	1,445

		10,686

Oil — Field Services (1.48%)
Core Laboratories NV (b)	32,022	4,674
Hornbeck Offshore Services Inc (a)(b)	43,203	1,689
Terra Technologies Inc (a)(b)	216,967	4,272

		10,635

Oil Company — Exploration & Production (1.94%)
Carrizo Oil & Gas Inc (b)	54,271	2,789
PetroHawk Energy Corp (a)(b)	316,772	5,860
Quicksilver Resources Inc (a)(b)	54,177	3,088
Whiting Petroleum Corp (b)	40,146	2,171

		13,908

Oil Field Machinery & Equipment (1.43%)
Complete Production Services Inc (a)(b)	180,170	3,585
Lufkin Industries Inc	26,707	1,588
Mitcham Industries Inc (a)(b)	100,125	2,177
T-3 Energy Services Inc (a)(b)	62,000	2,946

		10,296

Pharmacy Services (0.17%)
BioScrip Inc (b)	157,393	1,232

Physical Therapy & Rehabilitation Centers (1.48%)
Psychiatric Solutions Inc (a)(b)	268,580	10,636

Physician Practice Management (1.40%)
Pediatrix Medical Group Inc (b)	153,301	10,041
See accompanying notes

Schedule of Investments
Partners SmallCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Private Corrections (0.23%)
Geo Group Inc/The (b)	53,200	$1,683

Property & Casualty Insurance (0.15%)
United America Indemnity Ltd (b)	47,381	1,045

Publicly Traded Investment Fund (U.12%)
iShares Russell 2000 Growth Index Fund (a)	9,800	877

Reinsurance (0.12%)
Argo Group International Holdings Ltd (b)	20,938	892

REITS — Healthcare (0.57%)
Ventas Inc	95,312	4,088

REITS — Office Property (0.23%)
BioMed Realty Trust Inc (a)	70,394	1,682

Research & Development (1.32%)
Albany Molecular Research Inc (a)(b)	88,822	1,607
Kendle International Inc (a)(b)	47,677	1,923
Parexel International Corp (b)	129,630	5,963

		9,493

Respiratory Products (0.25%)
Resmed Inc (a)(b)	43,488	1,802

Retail — Apparel & Shoe (1.45%)
Childrens Place Retail Stores Inc/The (a)(b)	84,269	2,157
Chistopher & Banks Corp (a)	162,159	2,225
DSW Inc (a)(b)	35,680	803
Lululemon Athletica Inc (a)(b)	19,000	1,011
Tween Brands Inc (a)(b)	91,700	2,815
Wet Seal Ine/The(b)	523,745	1,388

		10,399

Retail — Catalog Shopping (0.12%)
Coldwater Creek Inc (a)(b)	95,703	857

Retail — Discount (0.23%)
99 Cents Only Stores (a)(b)	152,050	1,635

Retail — Jewelry (0.03%)
Fuqi International Inc (a)(b)	24,800	204

Retail — Perfume & Cosmetics (0.15%)
Ulta Salon Cosmelices & Fragrance Inc (b)	31,803	1,088

Retail — Petroleum Products (0.33%)
World Fuel Services Corp	52,950	2,345

Retail — Restaurants (2.22%)
California Pizza Kitchen Inc (a)(b)	269,616	4,362
CKE Restaurants Inc	255,532	4,135
Red Robin Gourmet Burgers Inc (a)(b)	91,400	3,658
Texas Roadhouse Inc (a)(b)	299,200	3,791

		15,946

Retail — Sporting Goods (0.22%)
Hibbett Sports Inc (b)	27,952	660
Zumiez Inc (a)(b)	22,650	948

		1,608

Schools (0.17%)
Capella Education Co (a)(b)	20,001	1,240

Seismic Data Collection (0.55%)
ION Geophysical Corp (a)(b)	260,600	3,948

Semiconductor Component — Integrated Circuits (2.13%)
Anadigics Inc (a)(b)	375,893	5,544
Hittite Microwave Corp (b)	69,500	3,492
Power Integrations Inc (b)	86,994	2,830
Standard Microsystems Corp (a)(b)	88,117	3,437

		15,303

Semiconductor Equipment (0.90%)
BTU International Inc (b)	54,216	772
Formfactor Inc (a)(b)	64,327	2,516
LTX Corp (b)	118,851	393
Rudolph Technologies Inc (a)(b)	158,598	2,067

Varian Semiconductor Equipment Associates Inc (b)	16,217	746

		6,494

Steel — Producers (1.28%)
Claymont Steel Holdings Inc (b)	101,266	2,075
Steel Dynamics Inc	133,006	7,079

		9,154

Superconductor Production & Systems (0.15%)
American Superconductor Corp (b)	40,034	1,087

Telecommunication Equipment (1.61%)
Comtech Telecommunications Corp (b)	75,300	4,085
Nice Systems Ltd ADR (b)	173,517	6,842
ShoreTel Inc (a)(b)	33,138	603

		11,530

Telecommunication Services (1.15%)
NeuStar Inc (a)(b)	59,218	2,025
PAETEC Holding Corp (a)(b)	82,686	1,112
SAVVIS Inc (a)(b)	70,830	2,676
Time Warner Telecom Inc (a)(b)	103,850	2,414

		8,227

Theaters (0.24%)
National CineMedia Inc (a)	65,200	1,755
See accompanying notes

Schedule of Investments
Partners SmallCap Growth Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Therapeutics (0.51%)
BioMarin Pharmaceuticals Inc (a)(b)	71,800	$1,991
Isis Pharmaceuticals Inc (a)(b)	96,386	1,698

		3,689

Toys (0.54%)
Marvel Entertainment Inc (a)(b)	156,560	3,873

Transactional Software (0.37%)
Bottomline Technologies Inc (b)	106,044	1,703
Synchronoss Technologies Inc (a)(b)	23,856	954

		2,657

Transport — Equipment & Leasing (0.03%)
Aircastle Ltd	5,935	192

Transport — Services (0.98%)
HUB Group Inc (a)(b)	161,500	4,097
UTi Worldwide Inc	115,291	2,941

		7,038

Transport — Truck (0.69%)
Landstar System Inc	118,090	4,970

Veterinary Diagnostics (1.31%)
Neogen Corp (b)	50,619	1,347
VCA Antech Inc (b)	174,177	8,021

		9,368

Web Hosting & Design (0.34%)
NaviSite Inc (b)	123,702	1,345
NIC Inc	147,605	1,074

		2,419

Web Portals (0.33%)
United Online Inc	134,710	2,371

Wireless Equipment (1.94%)
Globecomm Systems Inc (a)(b)	77,051	1,190
Novatel Wireless Inc (a)(b)	164,489	4,277
SBA Communications Corp (b)	114,900	4,090
Sierra Wireless Inc (a)(b)	52,578	1,244
Viasat Inc (b)	102,000	3,111

		13,912

X-Ray Equipment (0.21%)
Hologic lnc (a)(b)	22,073	1,499

TOTAL COMMON STOCKS		$690,712

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (26.78%)
Money Market Funds (26.78%)
BNY Institutional Cash Reserve Fund (c)	$192,241	$192,241

TOTAL SHORT TERM INVESTMENTS		$192,241

Total Investments		$882,953
Liabilities in Excess of Other Assets, Net — (23.01)%		(165,165)

TOTAL NET ASSETS — 100.00%		$717,788

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds form securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$175,158
Unrealized Depreciation	(34,768)

Net Unrealized Apprecition (Depreciation)	140,390
Cost for federal income tax purposes	742,563

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent
|
Financial	30.07%
Consumer, Non-cyclical	25.34%
Technology	22.88%
Industrial	15.57%
Communications	10.85%
Consumer, Cyclical	10.09%
Energy	5.70%
Basic Materials	2.39%
Exchange Traded Funds	0.12%
Liabilities in Excess of Other Assets, Net	(23.01%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Partners SmallCap Growth Fund III
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (96.96%)
Aerospace & Defense (0.32%)
TransDigm Group Inc (a)	25,400	$1,156

Aerospace & Defense Equipment (1.86%)
BE Aerospace Inc (a)	33,000	1,640
Heico Corp (b)	43,700	2,379
Orbital Sciences Corp (a)	53,800	1,374
Triumph Group Inc	16,900	1,346

		6,739

Airlines (0.05%)
Alaska Air Group Inc (a)(b)	7,600	193

Apparel Manufacturers (3.74%)
Columbia Sportswear Co (b)	16,900	824
Guess ? Inc	20,100	1,033
Phillips-Van Heusen	54,700	2,615
Quiksilver lnc (a)(b)	673,600	9,093

		13,565

Applications Software (3.73%)
Nuance Communications Inc (a)(b)	97,000	2,145
Red Hat Inc (a)(b)	526,500	11,367

		13,512

Auto — Medium & Heavy Duty Trucks (0.06%)
Oshkosh Truck Corp	4,300	233

Auto/Truck Parts & Equipment — Original (0.84%)
Amerigon Inc (a)	85,100	1,671
Titan International Inc (b)	45,000	1,362

		3,033

Chemicals — Plastics (0.79%)
Metabolix Inc (a)(b)	99,000	2,860

Commercial Banks (0.64%)
East West Bancorp Inc	41,600	1,404
Frontier Financial Corp (b)	41,700	925

		2,329

Commercial Services (0.57%)
Arbitron Inc (b)	28,300	1,433
Quanta Services Inc (a)(b)	19,727	651

		2,084

Commercial Services — Finance (0.43%)
Euronel Worldwide Inc (a)(b)	16,600	532
Morningstar Inc (a)	13,600	1,012

		1,544

Computer Services (1.78%)
BluePhoenix Solutions Ltd (a)(b)	56,600	1,205
Factset Research Systems Inc	29,400	2,073
IHS Inc (a)	50,200	3,165

		6,443

Computer Software (0.46%)
Omniture Inc (a)(b)	48,500	1,657

Computers — Integrated Systems (1.54%)
Riverbed Technology Inc (a)(b)	114,100	3,855
Stratasys Inc (a)(b)	66,800	1,739

		5,594

Computers — Peripheral Equipment (0.33%)
Immersion Corp (a) (b)	74,800	1,211

Consulting Services (0.46%)
Huron Consulting Group Inc (a)	3,300	231
Watson Wyatt Worldwide Inc	29,800	1,420

		1,651

Cosmetics & Toiletries (0.82%)
Bare Escentuals Inc (a)(b)	50,600	1,250
Chattem Inc (a)(b)	23,300	1,731

		2,981

Data Processing & Management (0.65%)
Commvault Systems Inc (a)(b)	98,800	2,010
Global Payments Inc	7,600	361

		2,371

Decision Support Software (1.89%)
Interactive Intelligence Inc (a)	23,600	615
Wind River Systems Inc (a)(b)	499,600	6,250

		6,865

Distribution & Wholesale (0.46%)
LKQ Corp (a)(b)	42,900	1,654

Drug Delivery Systems (1.19%)
Alkermes Inc (a)(b)	266,700	4,321

E-Commerce — Products (1.68%)
Blue Nile Inc (a)(b)	35,500	2,806
NutriSystem lnc (a)(b)	78,700	2,369
Shutterfly lnc (a)(b)	28,010	934

		6,109

E-Commerce — Services (0.54%)
Move Inc (a)	448,200	1,138
pricelinecom Inc (a)(b)	9,000	838

		1,976

Educational Software (0.88%)
Blackboard Inc (a)(b)	63,800	3,184

Electronic Components — Miscellaneous (3.56%)
China Digital TV Holding Co Ltd ADR (a)(b)	81,100	3,181
See accompanying notes

Schedule of Investments
Partners SmallCap Growth Fund III
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Electronic Components — Miscellaneous (continued)
Flextronics International Ltd (a)	789,000	$9,713

		12,894

Electronic Components — Semiconductors (2.37%)
Intersil Corp	72,700	2,206
Microsemi Corp (a)	40,300	1,072
Netlogic Microsystems Inc (a)(b)	23,900	793
Skyworks Solutions Inc (a)(b)	492,600	4,542

		8,613

Electronic Design Automation (0.28%)
Synopsys Inc (a)	35,900	1,015

Electronic Measurement Instruments (0.65%)
Axsys Technologies Inc (a)	33,300	1,311
FARO Technologies Inc (a)(b)	35,800	1,030

		2,341

Energy — Alternate Sources (0.72%)
JA Solar Holdings Co Ltd ADR (a)	19,700	1,135
L.DK Solar Co Ltd ADR (a)(b)	12,100	479
Sunpower Corp (a)(b)	5,100	645
US BioEnergy Corp (a)(b)	48,500	367

		2,626

Engineering — Research & Development Services (0.31%)
EMCOR Group Inc (a)(b)	32,400	1,116

Enterprise Software & Services (0.70%)
Advent Software Inc (a)	21,800	1,206
Concur Technologies Inc (a)	36,500	1,316

		2,522

Entertainment Software (1.79%)
Activision Inc (a)	93,000	2,199
THQ Inc (a)	159,050	4,309

		6,508

Finance — Investment Banker & Broker (2.69%)
E* Trade Financial Corp (a)(b)	147,600	1,644
Greenhill & Co Inc (b)	41,500	3,070
Jefferies Group Inc	143,200	3,828
Thomas Weisel Partners Group Inc (a)(b)	76,100	1,211

		9,753

Finance — Other Services (0.98%)
GFI Group Inc (a)(b)	18,700	1,614
Nasdaq Stock Market Inc/The (a)(b)	41,800	1,952

		3,566

Firearms & Ammunition (0.08%)
Smith & Wesson Holding Corp (a)(b)	24,394	295

Food — Miscellaneous/Diversified (0.14%)
McCormick & Co Inc/MD	14,200	497

Food — Retail (0.08%)
Whole Foods Market Inc (b)	5,900	292

Footwear & Related Apparel (3.59%)
CROCS Inc (a)	141,400	10,570
Deckers Outdoor Corp (a)(b)	17,500	2,446

		13,016

Home Furnishings (0.34%)
Tempur-Pedic International Inc (b)	34,300	1,235

Identification Systems — Development (0.13%)
L-1 Identity Solutions Inc (a)(b)	25,620	476

Independent Power Producer (0.48%)
Ormat Technologies Inc (b)	32,100	1,731

Industrial Automation & Robots (0.15%)
Intermec Inc (a)	21,900	557

Instruments — Scientific (0.08%)
Varian Inc (a)	3,700	273

Internet Application Software (2.47%)
DealerTrack Holdings Inc (a)	108,500	5,326
eResearchTechnology Inc (a)(b)	120,200	1,334
Vocus Inc (a)	64,110	2,307

		8,967

Internet Connectivity Services (0.36%)
Cogent Communications Group Inc (a)(b)	47,700	1,320

Internet Content — Entertainment (0.48%)
Audible Inc (a)(b)	88,700	1,170
Shanda Interactive Entertainment Ltd ADR (a)	14,900	587

		1,757

Internet Content — Information & News (0.69%)
CNET Networks Inc (a)(b)	193,500	1,563
Dice Holdings Inc (a)(b)	72,600	930

		2,493

Internet Infrastructure Equipment (0.99%)
Avocent Corp (a)(b)	133,100	3,598

Internet Security (0.63%)
Blue Coat Systems Inc (a)(b)	31,200	1,266
Sonic WALL Inc (a)	99,100	1,025

		2,291

Investment Management & Advisory Services (4.66%)
Affiliated Managers Group Inc (a)(b)	29,000	3,815
See accompanying notes

Schedule of Investments
Partners SmallCap Growth Fund III
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Investment Management & Advisory Services (continued)
Blackstone Group LP/The (a)(b)	209,000	$5,315
Calamos Asset Management Inc	35,800	1,218
Federated Investors Inc	77,500	3,332
Fortress Investment Group LLC (b)	142,200	3,136
Waddell & Reed Financial Inc	2,600	86

		16,902

Lasers — Systems & Components (0.50%)
Cymer Inc (a)	43,000	1,827

Leisure & Recreation Products (0.25%)
WMS Industries Inc (a)(b)	25,900	898

Lighting Products & Systems (0.54%)
Universal Display Corp (a)(b)	105,100	1,971

Machinery — Construction & Mining (0.42%)
Bucyrus International Inc	18,300	1,510

Machinery — General Industry (0.65%)
Chart Industries Inc (a)	72,400	2,375

Marine Services (0.26%)
Aegean Marine Petroleum Network Inc	23,100	946

Medical — Biomedical/Gene (4.01%)
Affymetrix Inc (a)(b)	198,300	5,049
Alexion Pharmaceuticals Inc (a)(b)	29,400	2,249
American Oriental Bioengineering Inc (a)(b)	101,200	1,393
Cell Genesys Inc (a)(b)	311,600	1,059
Geron Corp (a)(b)	84,500	646
Illumina Inc (a)(b)	69,200	3,886
Millipore Corp (a)	3,300	256

		14,538

Medical — Drugs (5.55%)
Adams Respiratory Therapeutics Inc (a)	9,400	41,3
Cephalon Inc (a)(b)	135,300	9,977
Cubist Pharmaceuticals Inc (a)(b)	256,400	6,000
Medicis Pharmaceutical Corp (b)	81,500	2,419
Pharmion Corp (a)	27,800	1,338

		20,147

Medical — Generic Drugs (0.36%)
Perrigo Co	54,600	1,295

Medical — Outpatient & Home Medical Care (0.79%)
Air Methods Corp (a)(b)	16,600	896
Lincare Holdings Inc (a)	56,300	1,957

		2,853

Medical Instruments (1.55%)
Arthrocare Corp (a)	19,800	1,284
Beckman Coulter Inc	6,900	489
Cepheid Inc (a)	72,600	1,879
NuVasive Inc (a)(b)	46,400	1,985

		5,637

Medical Laser Systems (0.16%)
Cynosure Inc (a)(b)	15,400	585

Medical Products (0.92%)
Mentor Corp (b)	20,900	890
PSS World Medical Inc (a)(b)	121,100	2,446

		3,336

Metal Processors & Fabrication (0.73%)
Dynamic Materials Corp (b)	29,761	1,638
Kaydon Corp (b)	18,500	995

		2,633

Multimedia (0.67%)
Martha Stewart Living Omnimedia (a)(b)	175,800	2,424

Networking Products (4.02%)
Foundry Networks Inc (a)(b)	122,600	2,592
Polycom Inc (a)	394,300	11,032
Slarent Networks Corp (a)(b)	38,693	959

		14,583

Office Furnishings — Original (0.11%)
Herman Miller Inc	14,500	395

Oil — Field Services (0.54%)
Cal Dive International Inc (a)(b)	34,500	456
Matrix Service Co (a)	51,100	1,507

		1,963

Oil Company — Exploration & Production (1.54%)
Carrizo Oil & Gas Inc (a)	46,700	2,400
Continental Resources Inc/OK (a)	73,500	1,728
Range Resources Corp	5,500	247
Whiting Petroleum Corp (a)	22,300	1,206

		5,581

Oil Field Machinery & Equipment (1.56%)
FMC Technologies Inc (a)	34,900	2,116
Grant Prideco Inc (a)	72,100	3,544

		5,660

Patient Monitoring Equipment (0.52%)
Masimo Corp (a)(b)	55,200	1,889

Printing — Commercial (0.33%)
VistaPrint Ltd (a)(b)	24,900	1,184
See accompanying notes

Schedule of Investments
Partners SmallCap Growth Fund III
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Property & Casualty Insurance (0.32%)
Amtrust Financial Services Inc (b)	83,700	$1,168

Real Estate Management & Services (0.24%)
Jones Lang LaSalle Inc	9,300	887

Real Estate Operator & Developer (0.45%)
Meruelo Maddux Properties Inc (a)	336,900	1,620

REITS — Diversified (0.14%)
Digital Realty Trust Inc	11,400	501

Retail — Apparel & Shoe (1.23%)
Chico’s FAS Inc (a)(b)	27,900	367
J Crew Group Inc (a)(b)	26,500	991
Lululemon Athletica Inc (a)(b)	29,000	1,543
Urban Outfitters Inc (a)(b)	61,100	1,544

		4,445

Retail — Mail Order (0.12%)
Williams-Sonoma Inc (b)	13,800	434

Retail — Perfume & Cosmetics (0.24%)
Ulta Salon Cosmetics & Fragrance Inc (a)	25,700	879

Retail — Restaurants (0.69%)
Chipotle Mexican Grill Inc (a)(b)	17,900	2,488

Retail — Sporting Goods (0.24%)
Zumiez Inc (a)(b)	20,700	867

Schools (1.20%)
Capella Education Co (a)	25,700	1,593
DeVry Inc	6,911	378
New Oriental Education and Technology Group Inc. ADR (a)(b)	5,400	484
Strayer Education Inc (b)	10,200	1,902

		4,357

Semiconductor Component — Integrated Circuits (0.87%)
TriQuint Semiconductor Inc (a)	501,600	3,145

Semiconductor Equipment (0.95%)
ATMI Inc (a)(b)	46,200	1,485
Novellus Systems Inc (a)	34,200	972
Varian Semiconductor Equipment Associates Inc (a)	5,500	253
Veeco Instruments Inc (a)(b)	40,100	724

		3,434

Telecommunication Equipment (0.64%)
Nice Systems Ltd ADR (a)	59,100	2,330

Telecommunication Equipment — Fiber Optics (0.37%)
Harmonic Inc (a)(b)	108,300	1,334

Telecommunication Services (1.31%)
Cbeyond Inc (a)	25,200	986
Clearwire Corp (a)(b)	183,300	3,763

		4,749

Therapeutics (2.95%)
BioMarin Pharmaceuticals Inc (a)	80,800	2,241
CV Therapeutics Inc (a)(b)	259,300	2,655
Medarex Inc (a)(b)	486,200	5,810

		10,706

Transactional Software (0.95%)
Longtop Financial Technologies ADR (a)	11,900	338
Solera Holdings Inc (a)	100,400	2,160
Synchronoss Technologies Inc (a)(b)	23,800	952

		3,450

Transport — Truck (0.11%)
Landstar System Inc	9,700	408

Wireless Equipment (2.85%)
RF Micro Devices Inc (a)(b)	898,400	5,588
SBA Communications Corp (a)	133,000	4,735

		10,323

TOTAL COMMON STOCKS		$351,674

SHORT TERM INVESTMENTS (24.74%)
Money Market Funds (24.74%)
BNY INSTITUTIONAL CASH RESERVE FUND (c)	$89,708	$89,708

TOTAL SHORT TERM INVESTMENTS		$89,708

REPURCHASE AGREEMENTS (1.51%)
Money Center Banks (1.51%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $2,827,000; 0%; dated 12/13/07-07/25/08)	$2,745	$2,745
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $2,827,000; 0% - 6.13%; dated 12/04/07-08/25/16)	2,745	2,745

		5,490

TOTAL REPURCHASE AGREEMENTS		$5,490

Total Investments		$446,872
Liabilities in Excess of Other Assets, Net — (23.21)%		(84,175)

TOTAL NET ASSETS - 100.00%		$362,697

See accompanying notes

Schedule of Investments
Partners SmallCap Growth Fund III
October 31, 2007

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$50,552
Unrealized Depreciation	(16,641)

Net Unrealized Appreciation (Depreciation)	33,911
Cost for federal income tax purposes	412,961

All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	36.37%
Consumer, Non-cyclical	22.29%
Technology	19.17%
Communications	17.72%
Consumer, Cyclical	11.95%
Industrial	10.08%
Energy	4.36%
Basic Materials	0.79%
Utilities	0.48%
Liabilities in Excess of Other Assets, Net	(23.21%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (99.14%)
Aerospace & Defense (0.53%)
Esterline Technologies Corp (a)	19,309	$1,058

Aerospace & Defense Equipment (1.60%)
Curtiss-Wright Corp	2,000	113
DRS Technologies Inc (b)	45,642	2,622
GenCorp Inc (a)	100	1
Kaman Corp	4,653	175
Moog Inc (a)	3,019	139
Triumph Group Inc	1,793	143

		3,193

Agricultural Chemicals (0.43%)
CF Industries Holdings Inc	4,100	360
UAP Holding Corp	15,634	498

		858

Agricultural Operations (0.03%)
Andersons Inc/The (b)	1,200	60

Airlines (0.14%)
Alaska Air Group Inc (a)	10,955	278

Alternative Waste Tech (0.00%)
Rentech Inc (a)(b)	4,500	10

Apparel Manufacturers (0.14%)
Kellwood Co	17,254	286

Applications Software (0.11%)
PDF Solutions Inc (a)	3,500	28
Visual Sciences Inc/San Diego CA (a)(b)	10,500	191

		219

Auto/Truck Parts & Equipment — Original (0.44%)
American Axle & Manufacturing Holdings	5,489	151
ArvinMeritor Inc (b)	4,863	72
Lear Corp (a)	3,549	126
Tenneco Inc (a)	5,533	169
Titan International Inc (b)	11,976	363

		881

B2B - E-Commerce (0.05%)
Ariba Inc (a)	1,100	14
i2 Technologies Inc (a)(b)	4,500	77

		91

Batteries & Battery Systems (1.26%)
Greatbatch Inc (a)	101,522	2,524

Building — Heavy Construction (0.31%)
Washington Group International Inc (a)	6,284	612

Building — Maintenance & Service (0.02%)
Home Solutions of America Inc (a)(b)	12,100	31

Building — Mobile Home & Manufactured Housing (0.00%)
Champion Enterprises Inc (a)(b)	100	1

Building — Residential & Commercial (0.38%)
Amrep Corp (b)	1,100	41
Ryland Group Inc (b)	24,977	710

		751

Building & Construction — Miscellaneous (1.78%)
Dycom Industries Inc (a)	125,536	3,546

Building & Construction Products — Miscellaneous (0.01%)
Trex Co Inc (a)(b)	1,200	13

Building Products — Cement & Aggregate (0.07%)
Texas Industries Inc	2,021	148

Cable TV (0.04%)
Charter Communications Inc (a)(b)	33,700	70

Cellular Telecommunications (0.22%)
Centennial Communications Corp (a)	23,111	236
Dobson Communications Corp (a)(b)	15,665	203

		439

Chemicals — Diversified (0.26%)
FMC Corp	7,900	454
Rockwood Holdings Inc (a)	1,861	73

		527

Chemicals — Specialty (2.89%)
Arch Chemicals Inc	8,920	407
Cytec Industries Inc	44,166	2,946
Ferro Corp	5,188	108
HB Fuller Co	37,434	1,102
Minerals Technologies Inc	2,697	189
NewMarket Corp (b)	11,132	598
OM Group Inc (a)	1,800	95
Symyx Technologies (a)(b)	17,700	163
WR Grace & Co (a)(b)	5,500	163

		5,771

Coal (0.05%)
Alpha Natural Resources Inc (a)(b)	1,800	49
International Coal Group Inc (a)(b)	9,300	50

		99

Coffee (0.03%)
Peet’s Coffee & Tea Inc (a)(b)	2,400	65
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Collectibles (0.91%)
RC2 Corp (a)(b)	61,248	$1,826

Commercial Banks (4.24%)
Alabama National Bancorporation	2,900	229
Bancfirst Corp	2,400	109
Bancorpsouth Inc	636	15
Capitol Bancorp Ltd (b)	600	13
Cathay General Bancorp (b)	1,700	53
Citizens Republic Bancorp Inc	7,472	114
Community Banks Inc	130	4
Corus Bankshares Inc (b)	2,400	26
East West Bancorp Inc	1,700	57
First Bancorp/Puerto Rico (b)	14,700	129
First Merchants Corp	500	11
First Midwest Bancorp Inc/IL (b)	6,200	209
FNB Corp/PA (b)	3,868	64
Fremont General Corp (b)	33,068	92
Hancock Holding Co (b)	3,600	137
Independent Bank Corp/MI (b)	2,800	30
MB Financial Inc (b)	2,900	97
Old National Bancorp/IN (b)	567	9
Old Second Bancorp Inc	2,583	73
Pacific Capital Bancorp NA	2,000	41
Prosperity Bancshares Inc	9,400	304
S&T Bancorp Inc	4,300	142
Sterling Bancshares Inc/TX	162,150	1,978
Sterling Financial Corp/WA	2,150	48
Susquehanna Bancshares Inc	200	4
SVB Financial Group (a)(b)	10,629	550
Texas Capital Bancshares Inc (a)	18,800	416
Trustmark Corp	5,280	143
UCBH Holdings Inc (b)	173,432	2,961
Umpqua Holdings Corp (b)	3,100	52
W Holding Co Inc	19,972	42
Wilshire Bancorp Inc	5,100	53
Wintrust Financial Corp (b)	6,935	255

		8,460

Commercial Services (1.53%)
ICT Group Inc (a)(b)	3,600	39
Live Nation Inc (a)(b)	5,400	110
PeopleSupport Inc (a)(b)	4,666	54
Quanta Services Inc (a)(b)	84,640	2,793
TeleTech Holdings Inc (a)(b)	2,428	61

		3,057

Commercial Services — Finance (0.04%)
Heartland Payment Systems Inc (b)	2,095	63
TNS Inc	500	8

		71

Communications Software (0.08%)
Avid Technology Inc (a)(b)	5,600	165

Computer Aided Design (0.05%)
Ansys Inc (a)	2,500	97
Parametric Technology Corp (a)	200	4

		101

Computer Services (1.70%)
Ciber Inc (a)(b)	17,198	134
LivePerson Inc (a)	100	1
Perot Systems Corp (a)	8,600	125
SYKES Enterprises Inc (a)(b)	178,000	3,142

		3,402

Computers (0.02%)
Palm Inc (b)	100	1
Rackable Systems Inc (a)(b)	3,000	41

		42

Computers — Integrated Systems (0.04%)
Agilysys Inc	5,123	89

Computers — Peripheral Equipment (2.17%)
Electronics for Imaging (a)	190,395	4,341

Consulting Services (2.82%)
FTI Consulting Inc (a)	52,608	2,857
Navigant Consulting Inc (a)(b)	209,427	2,760
Watson Wyatt Worldwide Inc	300	14

		5,631

Consumer Products — Miscellaneous (0.02%)
Blyth Inc	2,231	43

Containers — Metal & Glass (0.02%)
Silgan Holdings Inc	862	47

Cosmetics & Toiletries (0.02%)
Elizabeth Arden Inc (a)	1,304	32

Diagnostic Kits (0.29%)
Inverness Medical Innovations Inc (a)(b)	9,711	584

Distribution & Wholesale (2.95%)
Bell Microproducts Inc (a)(b)	7,398	44
Owens & Minor Inc	71,704	2,907
Scansource Inc (a)(b)	69,671	2,574
United Stationers Inc (a)	6,400	370

		5,895

Diversified Manufacturing Operations (0.93%)
Actuant Corp (b)	19,937	1,375
AO Smith Corp	3,973	149
EnPro Industries Inc (a)	3,995	164
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Diversified Manufacturing Operations (continued)
Koppers Holdings Inc (b)	343	$15
Matthews International Corp	2,700	123
Tredegar Corp (b)	1,575	27

		1,853

Diversified Operations (0.01%)
Resource America Inc (b)	1,700	26

E-Commerce — Products (0.17%)
Overstock.com Inc (a)(b)	5,099	199
Stamps.com Inc (a)(b)	9,550	133

		332

E-Commerce — Services (0.06%)
Move Inc (a)	42,500	108
priceline.com Inc (a)(b)	200	19

		127

Electric — Integrated (2.97%)
Allete Inc	36,815	1,608
Black Hills Corp (b)	5,502	244
Cleco Corp	1,600	42
CMS Energy Corp	16,564	281
El Paso Electric Co (a)	14,723	359
Idacorp Inc	15,778	551
Integrys Energy Group Inc	8,415	453
NorthWestern Corp	6,460	178
PNM Resources Inc	70,724	1,769
Portland General Electric Co	5,400	152
Sierra Pacific Resources	2,103	36
UIL Holdings Corp	6,178	217
Unisource Energy Corp	1,140	36

		5,926

Electric Products — Miscellaneous (0.00%)
Littelfuse Inc (a)	300	10

Electronic Components — Miscellaneous (1.58%)
Benchmark Electronics Inc (a)	151,400	3,105
OSI Systems Inc (a)(b)	2,087	52

		3,157

Electronic Components — Semiconductors (0.45%)
Conexant Systems Inc (a)(b)	21,300	27
IPG Photonics Corp (a)	1,900	36
Kopin Corp (a)	6,102	24
Microsemi Corp (a)(b)	3,976	106
Monolithic Power Systems Inc (a)	5,012	110
Omnivision Technologies Inc (a)(b)	1,132	25
PLX Technology Inc (a)(b)	4,400	46
SiRF Technology Holdings Inc (a)(b)	460	14
Skyworks Solutions Inc (a)(b)	1,376	13
Volterra Semiconductor Corp (a)(b)	12,300	151
Zoran Corp (a)(b)	13,777	351

		903

Electronic Measurement Instruments (0.10%)
Analogic Corp	1,200	69
Itron Inc (a)(b)	1,200	129

		198

Electronics — Military (0.02%)
EDO Corp (b)	700	41

Energy — Alternate Sources (0.12%)
Aventine Renewable Energy Holdings Inc (a) (b)	1,500	16
Evergreen Energy Inc (a)(b)	13,376	63
FuelCell Energy Inc (a)(b)	3,200	32
Headwaters Inc (a)(b)	1,900	27
Nova Biosource Fuels Inc (a)(b)	16,100	44
Pacific Ethanol Inc (a)(b)	1,300	11
Sunpower Corp (a)(b)	300	38

		231

Engineering — Research & Development Services (0.21%)
EMCOR Group Inc (a)	1,348	46
ENGlobal Corp (a)(b)	500	7
URS Corp (a)	5,800	359

		412

Engines — Internal Combustion (0.22%)
Briggs & Stratton Corp (b)	19,600	441

Enterprise Software & Services (0.11%)
JDA Software Group Inc (a)	500	13
Mantech International Corp (a)	2,400	95
Packeteer Inc (a)(b)	3,100	27
SYNNEX Corp (a)	3,400	76

		211

Environmental Consulting & Engineering (1.48%)
Terra Tech Inc (a)(b)	126,804	2,961

E-Services — Consulting (0.01%)
Websense Inc (a)	590	11

Finance — Consumer Loans (0.10%)
Nelnet Inc (b)	11,202	208
Ocwen Financial Corp (a)(b)	122	1

		209

Finance — Credit Card (0.09%)
CompuCredit Corp (a)(b)	9,336	186
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Finance — Investment Banker & Broker (0.33%)
Friedman Billings Ramsey Group Inc	17,399	$75
Investment Technology Group Inc (a)	3,920	164
Merrill Lynch & Co Inc	1,255	83
Piper Jaffray Cos (a)(b)	1,749	90
Stifel Financial Corp (a)	4,400	249

		661

Finance — Leasing Company (0.93%)
Financial Federal Corp (b)	68,981	1,864

Finance — Mortgage Loan/Banker (0.71%)
Centerline Holding Co (b)	4,544	63
IndyMac Bancorp Inc (b)	101,359	1,360

		1,423

Finance — Other Services (0.14%)
Asset Acceptance Capital Corp (b)	7,200	77
GFI Group Inc (a)(b)	100	9
Nasdaq Stock Market Inc/The (a)(b)	4,290	200

		286

Financial Guarantee Insurance (0.02%)
Triad Guaranty Inc (a)(b)	3,860	31

Food — Miscellaneous/Diversified (1.94%)
Chiquita Brands International Inc (a)(b)	219	4
Corn Products International Inc	6,774	288
Ralcorp Holdings Inc (a)(b)	63,636	3,583

		3,875

Food — Retail (0.05%)
Ruddick Corp	2,400	82
Winn-Dixie Stores Inc (a)(b)	430	10

		92

Food — Wholesale & Distribution (0.79%)
Nash Finch Co (b)	1,440	54
Performance Food Group Co (a)	52,790	1,425
Spartan Stores Inc	3,350	74
United Natural Foods Inc (a)(b)	1,100	32

		1,585

Footwear & Related Apparel (1.87%)
Wolverine World Wide Inc	145,529	3,731

Funeral Services & Related Items (0.03%)
Stewart Enterprises Inc (b)	7,300	66

Gas — Distribution (0.92%)
New Jersey Resources Corp	3,429	169
Northwest Natural Gas Co	1,755	85
WGL Holdings Inc (b)	46,504	1,577

		1,831

Golf (0.60%)
Callaway Golf Co (b)	69,338	1,201

Hazardous Waste Disposal (0.04%)
Clean Harbors Inc (a)(b)	1,654	81

Home Furnishings (0.07%)
Furniture Brands International Inc (b)	6,826	82
Sealy Corp (b)	3,600	48

		130

Human Resources (0.18%)
Kelly Services Inc	14,130	297
Kforce Inc (a)	4,783	58

		355

Identification Systems — Development (0.05%)
Checkpoint Systems Inc (a)(b)	1,831	55
Cogent Inc (a)(b)	2,500	37

		92

Industrial Automation & Robots (0.07%)
Gerber Scientific Inc (a)	8,800	97
Intermec Inc (a)(b)	500	13
iRobot Corp (a)(b)	1,200	22

		132

Instruments — Controls (0.04%)
Photon Dynamics Inc (a)(b)	8,100	83

Instruments — Scientific (0.26%)
Varian Inc (a)	7,125	526

Insurance Brokers (1.24%)
Hilb Rogal & Hobbs Co	56,057	2,470

Internet Application Software (0.13%)
Art Technology Group Inc (a)	26,800	124
Lionbridge Technologies (a)	10,800	50
RealNetworks Inc (a)(b)	11,565	84

		258

Internet Connectivity Services (0.01%)
Internap Network Services Corp (a)(b)	600	10

Internet Content — Entertainment (0.03%)
NetFlix Inc (a)(b)	2,422	64

Internet Content — Information & News (0.02%)
CNET Networks Inc (a)(b)	3,700	30
Harris Interactive Inc (a)	1,100	5
Travelzoo Inc (a)(b)	400	7

		42

See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Internet Financial Services (0.01%)
Authorize.Net Holdings Inc (a)(b)	800	$19

Internet Incubators (0.07%)
Internet Capital Group Inc (a)	11,278	145

Internet Infrastructure Equipment (1.76%)
Avocent Corp (a)	130,014	3,514

Internet Infrastructure Software (0.04%)
Openwave Systems Inc (b)	16,100	63
TIBCO Software Inc (a)	1,500	14

		77

Internet Security (0.01%)
Vasco Data Security International Inc (a)(b)	747	20

Intimate Apparel (0.09%)
Warnaco Group Inc/The (a)	4,252	173

Investment Companies (0.00%)
MVC Capital Inc (b)	491	8

Investment Management & Advisory Services (0.58%)
Affiliated Managers Group Inc (a)(b)	1,500	197
GAMCO Investors Inc (b)	5,968	370
National Financial Partners Corp (b)	8,878	485
Waddell & Reed Financial Inc	3,100	103

		1,155

Lasers — Systems & Components (1.10%)
Cymer Inc (a)(b)	51,150	2,174
Ionatron Inc (a)	4,232	15

		2,189

Life & Health Insurance (1.45%)
American Equity Investment Life Holding (b)	69	1
Delphi Financial Group Inc	11,050	428
Phoenix Cos Inc/The	39,357	542
Scottish Re Group Ltd (a)	2,586	7
StanCorp Financial Group Inc	31,003	1,709
Universal American Financial Corp (a)	8,500	206

		2,893

Lighting Products & Systems (0.08%)
Universal Display Corp (a)(b)	8,000	150

Machinery — Electrical (1.19%)
Regal-Beloit Corp (b)	48,358	2,371

Machinery — Farm (0.24%)
AGCO Corp (a)	7,735	462
Gehl Co (a)(b)	478	9

		471

Machinery — General Industry (0.21%)
Albany International Corp (b)	2,300	86
Gardner Denver Inc (a)	6,140	222
Wabtec Corp	2,800	105

		413

Machinery — Material Handling (0.01%)
Cascade Corp	322	20

Medical — Biomedical/Gene (0.01%)
Martek Biosciences Corp (a)(b)	200	6
Telik Inc (a)	2,000	8

		14

Medical — Drugs (1.55%)
Adams Respiratory Therapeutics Inc (a)(b)	300	13
Idenix Pharmaceuticals Inc (a)	100	—
Indevus Pharmaceuticals Inc (a)(b)	3,800	29
Sciele Pharma Inc (a)(b)	120,295	3,061

		3,103

Medical — HMO (0.02%)
AMERIGROUP Corp (a)	1,174	41

Medical — Hospitals (1.51%)
LifePoint Hospitals Inc (a)(b)	98,963	3,020

Medical — Outpatient & Home Medical Care (1.50%)
Amsurg Corp (a)	108,929	2,881
Res-Care Inc (a)(b)	4,814	118

		2,999

Medical Information Systems (0.00%)
Allscripts Healthcare Solutions Inc (a)(b)	100	3

Medical Instruments (0.01%)
Angiodynamics Inc (a)	500	10

Medical Products (0.01%)
Orthofix International NV (a)	300	16

Metal — Iron (0.03%)
Cleveland-Cliffs Inc (b)	700	67

Metal Processors & Fabrication (0.02%)
Worthington Industries Inc (b)	1,400	35

Metal Products — Distribution (0.02%)
AM Castle & Co	1,284	39

Motion Pictures & Services (2.32%)
Macrovision Corp (a)(b)	193,237	4,638

Multi-Line Insurance (1.85%)
HCC Insurance Holdings Inc	118,838	3,552
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Multi-Line Insurance (continued)
Horace Mann Educators Corp	5,100	$105
United Fire & Casualty Co	1,246	40

		3,697

Networking Products (1.84%)
Anixter International Inc (a)(b)	48,518	3,486
Black Box Corp	3,594	144
Foundry Networks Inc (a)	1,600	34

		3,664

Non-Ferrous Metals (0.00%)
USEC Inc (a)(b)	443	4

Non-Hazardous Waste Disposal (0.04%)
Waste Connections Inc (a)	2,450	83

Office Automation & Equipment (0.04%)
IKON Office Solutions Inc	5,910	78

Office Supplies & Forms (0.11%)
ACCO Brands Corp (a)	10,000	214

Oil — Field Services (3.24%)
Basic Energy Services Inc (a)(b)	1,719	34
Exterran Holdings Inc (a)	7,423	625
Hercules Offshore Inc (a)(b)	1,300	35
Oil States International Inc (a)	88,841	3,837
SEACOR Holdings Inc (a)(b)	21,096	1,934

		6,465

Oil & Gas Drilling (2.27%)
Bronco Drilling Co Inc (a)(b)	2,500	34
Helmerich & Payne Inc	80,084	2,532
Pioneer Drilling Co (a)(b)	162,051	1,974

		4,540

Oil Company — Exploration & Production (1.34%)
ATP Oil & Gas Corp (a)(b)	3,900	224
Edge Petroleum Corp (a)(b)	137,158	1,245
Encore Acquisition Co (a)	2,257	83
Energy Partners Ltd (a)	3,900	60
GeoGlobal Resources Inc (a)(b)	12,800	49
GeoMet Inc (a)(b)	9,100	48
GMX Resources Inc (a)(b)	1,200	46
Harvest Natural Resources Inc (a)(b)	20,000	275
McMoRan Exploration Co (a)(b)	7,700	94
Penn Virginia Corp	1,900	92
Petroleum Development Corp (a)(b)	3,500	159
Swift Energy Co (a)	3,200	152
Toreador Resources Corp (a)	1,700	18
Vaalco Energy Inc (a)(b)	27,100	138
Warren Resources Inc (a)(b)	100	1

		2,684

Oil Field Machinery & Equipment (0.03%)
CARBO Ceramics Inc	800	36
Complete Production Services Inc (a)(b)	1,300	26

		62

Oil Refining & Marketing (0.06%)
Alon USA Energy Inc (b)	1,800	66
Crosstex Energy Inc	800	30
Western Refining Inc	600	22

		118

Paper & Related Products (0.01%)
Glatfelter	1,222	20

Poultry (0.13%)
Pilgrim’s Pride Corp	8,619	256

Printing — Commercial (0.88%)
Bowne & Co Inc	6,118	106
Valassis Communications Inc (a)(b)	167,580	1,651

		1,757

Private Corrections (0.18%)
Corrections Corp of America (a)	12,594	356

Property & Casualty Insurance (2.66%)
First American Corp	14,299	430
FPIC Insurance Group Inc (a)	600	25
Harleysville Group Inc	1,300	41
Philadelphia Consolidated Holding Co (a)	3,700	151
PMA Capital Corp (a)	11,129	110
RLI Corp	26,691	1,553
Safety Insurance Group Inc	2,589	93
Selective Insurance Group	99,632	2,422
Stewart Information Services Corp	1,500	43
Tower Group Inc (b)	4,196	127
Zenith National Insurance Corp	7,772	312

		5,307

Publishing — Books (0.19%)
Scholastic Corp (a)	9,420	373

Publishing — Newspapers (0.02%)
Sun-Times Media Group Inc	18,475	41

Publishing — Periodicals (0.00%)
Primedia Inc (b)	700	6

Quarrying (0.00%)
Compass Minerals International Inc (b)	123	5
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Radio (0.05%)
Cox Radio Inc (a)	7,450	$90

Real Estate Management & Services (0.21%)
Jones Lang LaSalle Inc (b)	4,480	427

Real Estate Operator & Developer (0.01%)
Meruelo Maddux Properties Inc (a)	3,700	18

Recycling (0.08%)
Metal Management Inc	3,067	161

Regional Banks (0.02%)
Wells Fargo & Co	1,180	40

REITS — Apartments (0.03%)
American Campus Communities Inc (b)	1,200	34
Home Properties Inc (b)	500	26

		60

REITS — Diversified (0.09%)
Entertainment Properties Trust	2,400	132
PS Business Parks Inc	800	46

		178

REITS — Healthcare (0.36%)
Nationwide Health Properties Inc (b)	2,200	69
Omega Healthcare Investors Inc	8,200	137
Senior Housing Properties Trust	17,637	395
Universal Health Realty Income Trust	3,182	118

		719

REITS — Hotels (0.34%)
Ashford Hospitality Trust Inc	15,800	155
LaSalle Hotel Properties	12,890	533

		688

REITS — Manufactured Homes (0.12%)
Equity Lifestyle Properties Inc	4,114	207
Sun Communities Inc (b)	948	29

		236

REITS — Mortgage (0.04%)
American Home Mortgage Investment Corp	40	—
Anthracite Capital Inc (b)	2,790	23
RAIT Financial Trust (b)	600	6
Redwood Trust Inc (b)	2,100	55

		84

REITS — Office Property (0.13%)
Alexandria Real Estate Equities Inc	1,511	156
Brandywine Realty Trust	735	19
Highwoods Properties Inc	1,600	58
Maguire Properties Inc (b)	1,300	35

		268

REITS — Regional Malls (0.12%)
Pennsylvania Real Estate Investment Trust (b)	6,100	233

REITS — Shopping Centers (0.01%)
Equity One Inc (b)	400	10

REITS — Single Tenant (0.07%)
Realty Income Corp	4,477	132

REITS — Storage (0.04%)
Sovran Self Storage Inc (b)	1,640	78

REITS — Warehouse & Industrial (0.28%)
EastGroup Properties Inc	1,290	62
First Industrial Realty Trust Inc (b)	12,124	494

		556

REITS- Whole Loans (0.00%)
Quadra Realty Trust Inc	100	1

Rental — Auto & Equipment (1.03%)
H&E Equipment Services Inc (a)(b)	2,400	42
Rent-A-Center Inc/TX (a)(b)	8,700	139
United Rentals Inc (a)	54,600	1,867

		2,048

Research & Development (0.00%)
Senomyx Inc (a)(b)	100	1

Resorts & Theme Parks (0.07%)
Bluegreen Corp (a)(b)	18,022	136

Retail — Apparel & Shoe (1.36%)
Brown Shoe Co Inc	9,531	195
New York & Co Inc (a)(b)	2,978	21
Pacific Sunwear Of California (a)(b)	143,804	2,404
Stage Stores Inc	2,131	40
Talbots Inc (b)	1,500	22
Under Armour Inc — Class A (a)(b)	400	25

		2,707

Retail — Auto Parts (0.09%)
CSK Auto Corp (a)(b)	15,954	182

Retail — Automobile (0.84%)
Group 1 Automotive Inc (b)	53,990	1,676

Retail — Drug Store (0.03%)
Longs Drug Stores Corp	1,308	69

Retail — Hair Salons (0.24%)
Regis Corp (b)	14,252	479
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail — Home Furnishings (0.22%)
Pier 1 Imports Inc (a)(b)	87,835	447

Retail — Jewelry (0.76%)
Zale Corp (a)(b)	72,061	1,519

Retail — Miscellaneous/Diversified (0.07%)
NexCen Brands Inc (a)(b)	23,700	145

Retail — Perfume & Cosmetics (0.10%)
Sally Beauty Holdings Inc (a)(b)	21,028	194

Retail — Restaurants (1.56%)
AFC Enterprises (a)	2,000	27
CBRL Group Inc	1,200	48
CEC Entertainment Inc (a)(b)	70,572	2,103
Domino’s Pizza Inc (b)	100	1
O’Charleys Inc	56,806	911
Red Robin Gourmet Burgers Inc (a)(b)	400	16
Sonic Corp (a)	166	4

		3,110

Retail — Sporting Goods (0.67%)
Big 5 Sporting Goods Corp (b)	101	2
Cabela’s Inc (a)(b)	68,140	1,330

		1,332

Rubber & Plastic Products (0.02%)
Myers Industries Inc	2,160	46

Savings & Loans — Thrifts (4.76%)
Astoria Financial Corp	71,471	1,857
BankUnited Financial Corp (b)	176,023	1,519
First Niagara Financial Group Inc	174,894	2,308
Flagstar Bancorp Inc (b)	186,174	1,506
NewAlliance Bancshares Inc (b)	10,800	151
PFF Bancorp Inc (b)	7,100	76
Provident New York Bancorp	4,790	61
Washington Federal Inc	83,811	2,025
Washington Mutual Inc — Warrants (a)	3,800	1

		9,504

Schools (0.00%)
Universal Technical Institute Inc (a)	449	8

Semiconductor Component — Integrated Circuits (0.04%)
Emulex Corp (a)	1,100	24
Genesis Microchip Inc (a)(b)	2,573	19
Pericom Semiconductor Corp (a)	400	6
Standard Microsystems Corp (a)	800	31

		80

Semiconductor Equipment (1.98%)
Entegris Inc (a)	15,686	143
Mattson Technology Inc (a)	3,700	32
MKS Instruments Inc (a)(b)	106,919	2,147
Photronics Inc (a)(b)	144,157	1,577
Tessera Technologies Inc (a)	1,500	58

		3,957

Silver Mining (0.02%)
Apex Silver Mines Ltd (a)(b)	1,900	39

Steel — Producers (0.10%)
AK Steel Holding Corp (a)	3,803	191

Sugar (0.04%)
Imperial Sugar Co (b)	2,930	76

Telecommunication Equipment (2.34%)
Adtran Inc	109,364	2,632
Plantronics Inc	71,780	1,963
Utstarcom Inc (a)(b)	23,335	75

		4,670

Telecommunication Services (0.34%)
Cbeyond Inc (a)(b)	100	4
Consolidated Communications Holdings Inc (b)	1,775	35
FiberTower Corp (a)(b)	24,043	76
Global Crossing Ltd (a)(b)	2,700	57
Harris Stratex Networks Inc (a)	800	15
Iowa Telecommunications Services Inc	2,798	55
MasTec Inc (a)	4,400	70
RCN Corp	800	12
SAVVIS Inc (a)	1,472	56
Time Warner Telecom Inc (a)(b)	6,800	158
USA Mobility Inc (a)(b)	3,600	56
Vonage Holdings Corp (a)(b)	45,509	93

		687

Telephone — Integrated (0.33%)
Alaska Communications Systems Group Inc	24,566	400
Cincinnati Bell Inc (a)	44,890	243
General Communication Inc (a)(b)	700	8
IDT Corp — Class B (b)	1,500	12

		663

Therapeutics (0.00%)
CV Therapeutics Inc (a)	100	1

Tobacco (0.11%)
Universal Corp/Richmond VA	4,577	223

Transport — Air Freight (0.05%)
ABX Air Inc (a)(b)	15,122	96
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Transport — Equipment & Leasing (1.33%)
GATX Corp	64,583	$2,646

Transport — Truck (0.86%)
Heartland Express Inc (b)	119,700	1,669
Saia Inc (a)	2,906	41

		1,710

Vitamins & Nutrition Products (0.00%)
Mannatech Inc (b)	100	1

Water (0.04%)
California Water Service Group (b)	1,438	64
Pico Holdings Inc (a)	600	25

		89

Web Hosting & Design (0.06%)
Equinix Inc (a)(b)	1,100	128

Wire & Cable Products (2.00%)
Belden Inc	67,590	3,938
General Cable Corp (a)(b)	758	55

		3,993

Wireless Equipment (0.16%)
Powerwave Technologies Inc (a)(b)	57,700	321

TOTAL COMMON STOCKS		$197,927

SHORT TERM INVESTMENTS (27.20%)
Money Market Funds (27.20%)
BNY Institutional Cash Reserve Fund (c)	$54,305	$54,305

TOTAL SHORT TERM INVESTMENTS		$54,305

Total Investments		$252,232
Liabilities in Excess of Other Assets, Net — (26.34)%		(52,589)

TOTAL NET ASSETS — 100.00%		$199,643

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$37,221
Unrealized Depreciation	(18,393)

Net Unrealized Appreciation (Depreciation)	18,828
Cost for federal income tax purposes	233,404

All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	48.18%
Industrial	17.81%
Consumer, Cyclical	15.92%
Consumer, Non-cyclical	14.87%
Communications	7.95%
Energy	7.11%
Technology	6.81%
Utilities	3.93%
Basic Materials	3.75%
Diversified	0.01%
Liabilities in Excess of Other Assets, Net	(26.34%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (98.44%)
Advanced Materials & Products (0.39%)
Ceradyne Inc (a)(b)	26,700	$1,827

Aerospace & Defense (0.21%)
Esterline Technologies Corp (a)(b)	17,800	975

Aerospace & Defense Equipment (1.24%)
Curtiss-Wright Corp	31,300	1,762
Kaman Corp (a)	32,000	1,207
Moog Inc (b)	17,350	801
Orbital Sciences Corp (a)(b)	7,900	201
Triumph Group Inc (a)	22,500	1,791

		5,762

Agricultural Chemicals (0.95%)
CF Industries Holdings Inc	42,400	3,727
UAP Holding Corp	21,900	697

		4,424

Airlines (0.86%)
Republic Airways Holdings Inc (a)(b)	78,300	1,667
Skywest Inc	86,100	2,350

		4,017

Apparel Manufacturers (0.36%)
G-III Apparel Group Ltd (a)(b)	21,700	353
Kellwood Co (a)	28,700	475
Maidenform Brands Inc (a)(b)	31,700	471
Oxford Industries Inc	13,700	355

		1,654

Applications Software (0.23%)
American Reprographics Co (a)(b)	16,250	330
Progress Software Corp (a)(b)	14,200	464
Quest Software Inc (a)(b)	15,300	266

		1,060

Auction House & Art Dealer (0.17%)
Sotheby’s (a)	15,000	813

Auto/Truck Parts & Equipment — Original (0.73%)
American Axle & Manufacturing Holdings	12,700	349
ArvinMeritor Inc	10,100	150
Lear Corp (a)(b)	46,700	1,659
Tenneco Inc (b)	40,500	1,239

		3,397

Auto/Truck Parts & Equipment — Replacement (0.70%)
Aftermarket Technology Corp (b)	89,550	3,091
Standard Motor Products Inc (a)	20,000	167

		3,258

B2B — E-Commerce (0.06%)
Ariba Inc (a)(b)	20,200	261

Batteries & Battery Systems (0.43%)
EnerSys (b)	22,600	410
Greatbatch Inc (a)(b)	63,800	1,586

		1,996

Broadcasting Services & Programming (0.27%)
DG FastChannel Inc (a)(b)	51,600	1,269

Building — Heavy Construction (0.13%)
Granite Construction Inc	13,600	582

Building — Maintenance & Service (0.15%)
ABM Industries Inc	30,100	708

Building & Construction — Miscellaneous (0.21%)
Dycom Industries Inc (b)	34,400	972

Building & Construction Products — Miscellaneous (0.10%)
NCI Building Systems Inc (a)(b)	12,300	482

Building Products — Air & Heating (0.38%)
Comfort Systems USA Inc	87,050	1,272
Goodman Global Inc (a)(b)	20,800	513

		1,785

Building Products — Cement & Aggregate (0.08%)
US Concrete Inc (a)(b)	79,000	392

Building Products — Doors & Windows (0.21%)
Apogee Enterprises Inc	41,300	972

Building Products — Light Fixtures (0.10%)
Genlyte Group Inc (a)(b)	7,500	488

Building Products — Wood (0.15%)
Universal Forest Products Inc	19,400	695

Casino Hotels (0.13%)
Monarch Casino & Resort Inc (b)	19,300	590

Cellular Telecommunications (0.24%)
Centennial Communications Corp (b)	20,800	213
Dobson Communications Corp (a)(b)	54,000	699
Syniverse Holdings Inc (a)(b)	12,600	210

		1,122

Chemicals — Diversified (0.28%)
Innospec Inc (a)	19,200	409
Rockwood Holdings Inc (a)(b)	22,900	895

		1,304

Chemicals — Plastics (0.46%)
PolyOne Corp (a)(b)	95,700	765
Schulman A Inc	20,450	483
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Chemicals — Plastics (continued)
Spartech Corp	57,100	$877

		2,125

Chemicals — Specialty (2.67%)
Arch Chemicals Inc	40,800	1,861
HB Fuller Co (a)	99,850	2,939
Hercules Inc (a)	70,300	1,322
Minerals Technologies Inc	6,600	464
NewMarket Corp (a)	6,200	333
OM Group Inc (b)	33,400	1,770
Sensient Technologies Corp	42,100	1,258
Terra Industries Inc (a)(b)	43,100	1,590
WR Grace & Co (a)(b)	29,300	867

		12,404

Circuit Boards (0.31%)
Park Electrochemical Corp	37,600	1,178
TTM Technologies Inc (a)(b)	20,200	259

		1,437

Collectibles (0.11%)
RC2 Corp (a)(b)	17,100	510

Commercial Banks (9.11%)
1 st Source Corp	11,190	215
Amcore Financial Inc (a)	10,700	254
American West Bancorp	4,200	81
Ameris Bancorp (a)	12,760	215
Bancfirst Corp	7,100	323
Banco Latinoamericano de Exportaciones (a)	14,600	284
Bank of Granite Corp	2,275	29
Banner Corp	5,100	167
Camden National Corp	700	23
Capital Corp of the West (a)	1,440	28
Capitol Bancorp Ltd (a)	10,200	216
Cascade Bancorp (a)	37,650	724
Cathay General Bancorp (a)	10,600	328
Central Pacific Financial Corp (a)	31,300	702
Chemical Financial Corp (a)	14,556	364
Citizens Republic Bancorp Inc	44,274	674
City Bank/Lynnwood WA (a)	16,050	384
City Holding Co (a)	27,900	1,055
Colonial BancGroup Inc/The	43,000	825
Columbia Banking System Inc	12,035	374
Community Bancorp/NV (a)(b)	7,300	148
Community Bank System Inc (a)	14,500	303
Community Trust Bancorp Inc (a)	27,587	804
Corus Bankshares Inc (a)	107,300	1,182
Cullen/Frost Bankers Inc (a)	14,200	755
CVB Financial Corp (a)	30,410	356
East West Bancorp Inc	26,850	906
First Bancorp/Puerto Rico (a)	50,300	442
First Commonwealth Financial Corp (a)	34,600	398
First Community Bancorp Inc/CA (a)	15,000	731
First Community Bancshares Inc/VA (a)	9,600	330
First Merchants Corp (a)	11,200	247
First Regional Bancorp/Los Angeles CA (a) (b)	6,400	150
First State Bancorporation/NM	18,300	311
FNB Corp/PA (a)	43,000	715
FNB Corp/VA	2,400	69
Frontier Financial Corp (a)	27,950	620
Great Southern Bancorp Inc	10,600	248
Green Bankshares Inc (a)	9,300	298
Hanmi Financial Corp (a)	136,950	1,509
Heartland Financial USA Inc (a)	5,600	112
Heritage Commerce Corp (a)	3,000	56
Horizon Financial Corp	12,175	211
IBERIABANK Corp	26,175	1,298
Imperial Capital Bancorp Inc	3,900	84
Independent Bank Corp/MI (a)	31,606	334
Independent Bank Corp/Rockland MA (a)	27,300	808
Integra Bank Corp (a)	15,400	265
Irwin Financial Corp (a)	34,200	330
Lakeland Financial Corp	6,400	134
MainSource Financial Group Inc (a)	19,152	322
Nara Bancorp Inc (a)	22,100	342
National Penn Bancshares Inc (a)	72,685	1,226
NBT Bancorp Inc (a)	23,800	587
Pacific Capital Bancorp NA	48,800	1,012
Peoples Bancorp Inc/OH	10,630	265
Prosperity Bancshares Inc (a)	12,500	404
Provident Bankshares Corp	26,000	641
Renasant Corp (a)	12,950	301
Republic Bancorp Inc/KY (a)	3,058	47
Royal Bancshares of Pennsylvania	781	15
Santander BanCorp (a)	2,500	34
SCBT Financial Corp	987	32
Security Bank Corp/GA (a)	10,700	112
Sierra Bancorp	900	24
Simmons First National Corp (a)	9,400	254
Southwest Bancorp Inc/Stillwater OK	31,700	600
Sterling Bancshares Inc/TX (a)	181,050	2,209
Sterling Financial Corp/PA (a)	17,487	321
Sterling Financial Corp/WA	80,993	1,822
Suffolk Bancorp (a)	5,100	168
Susquehanna Bancshares Inc	44,100	890
SVB Financial Group (a)(b)	22,600	1,170
Taylor Capital Group Inc	15,400	398
TCF Financial Corp	121,100	2,757
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Commercial Banks (continued)
Trico Bancshares (a)	10,200	$225
UCBH Holdings Inc (a)	32,200	550
UMB Financial Corp (a)	19,300	811
Umpqua Holdings Corp (a)	44,781	758
Union Bankshares Corp/VA (a)	5,600	120
United Bankshares Inc (a)	8,400	255
W Holding Co Inc	76,946	162
Washington Trust Bancorp Inc (a)	10,800	269
West Coast Bancorp/OR	35,800	971
Whitney Holding Corp	34,350	881

		42,374

Commercial Services (0.29%)
First Advantage Corp (b)	15,150	278
Live Nation Inc (b)	22,700	464
TeleTech Holdings Inc (a)(b)	24,200	603

		1,345

Commercial Services — Finance (1.78%)
Advance America Cash Advance Centers Inc	9,200	88
CBIZ Inc (a)(b)	76,350	687
Deluxe Corp	125,750	5,073
Dollar Financial Corp (a)(b)	48,284	1,584
Euronet Worldwide Inc (a)(b)	25,800	826

		8,258

Communications Software (0.14%)
Avid Technology Inc (a)(b)	13,000	382
Digi International Inc (b)	17,900	287

		669

Computer Aided Design (0.23%)
Aspen Technology Inc (a)(b)	37,600	656
Parametric Technology Corp (b)	22,840	436

		1,092

Computer Services (0.64%)
Ciber Inc (a)(b)	40,600	316
COMSYS IT Partners Inc (a)(b)	14,700	262
Perot Systems Corp (a)(b)	132,000	1,927
SI International Inc (b)	6,200	175
SYKES Enterprises Inc (a)(b)	17,800	314

		2,994

Computers (0.12%)
Palm Inc (a)	64,342	580

Computers — Integrated Systems (0.27%)
Agilysys Inc	32,100	555
MTS Systems Corp (a)	14,000	623
Radisys Corp (a)(b)	5,300	71

		1,249

Computers — Memory Devices (0.42%)
Hutchinson Technology Inc (a)(b)	11,900	282
Imation Corp (a)	55,800	1,243
Quantum Corp (b)	88,400	354
Silicon Storage Technology Inc (b)	18,100	60

		1,939

Computers — Peripheral Equipment (0.17%)
Electronics for Imaging (a)(b)	34,400	784

Consulting Services (0.93%)
CRA International Inc (a)(b)	15,750	816
Forrester Research Inc (a)(b)	16,700	396
Gartner Inc (a)(b)	32,300	707
SAIC Inc (b)	57,800	1,139
Watson Wyatt Worldwide Inc	26,700	1,273

		4,331

Consumer Products — Miscellaneous (1.01%)
Helen of Troy Ltd (a)(b)	6,000	108
Jarden Corp (a)(b)	4,978	177
Prestige Brands Holdings Inc (a)(b)	55,700	582
Tupperware Brands Corp	106,400	3,841

		4,708

Containers — Metal & Glass (1.22%)
Greif Inc (a)	54,450	3,463
Silgan Holdings Inc	40,100	2,188

		5,651

Containers — Paper & Plastic (0.16%)
Pactiv Corp (b)	27,300	750

Cosmetics & Toiletries (0.20%)
Elizabeth Arden Inc (a)(b)	36,600	911

Data Processing & Management (0.10%)
CSG Systems International Inc (a)(b)	18,700	384
infoUSA Inc (a)	5,800	61

		445

Decision Support Software (0.04%)
QAD Inc	7,400	66
SPSS Inc (a)(b)	3,200	122

		188

Disposable Medical Products (0.18%)
ICU Medical Inc (a)(b)	21,450	860

Distribution & Wholesale (0.59%)
Building Materials Holding Corp (a)	34,350	270
Core-Mark Holding Co Inc (a)(b)	17,500	607
United Stationers Inc (b)	27,000	1,564
Watsco Inc (a)	7,400	308

		2,749

See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Diversified Manufacturing Operations (2.22%)
Actuant Corp (a)	9,800	$676
Acuity Brands Inc (a)	25,900	1,238
Ameron International Corp (a)	7,300	787
AO Smith Corp	27,000	1,010
Barnes Group Inc (a)	63,800	2,343
EnPro Industries Inc (a)(b)	88,300	3,621
Federal Signal Corp	49,400	662

		10,337

Diversified Operations & Commercial Services (0.18%)
Chemed Corp	2,700	155
Viad Corp (a)	19,100	677

		832

Drug Delivery Systems (0.06%)
Noven Pharmaceuticals Inc (a)(b)	19,500	301

E-Commerce — Products (0.40%)
FTD Group Inc (a)	132,900	1,867

Electric — Integrated (3.76%)
Black Hills Corp (a)	5,400	240
CH Energy Group Inc (a)	10,000	467
Cleco Corp	57,700	1,520
El Paso Electric Co (a)(b)	69,700	1,697
Empire District Electric Co/The (a)	29,000	698
Great Plains Energy Inc	23,600	704
Idacorp Inc	15,000	523
PNM Resources Inc	83,600	2,091
Portland General Electric Co (a)	122,600	3,451
UIL Holdings Corp (a)	15,366	541
Unisource Energy Corp (a)	67,000	2,125
Westar Energy Inc	129,550	3,449

		17,506

Electric Products — Miscellaneous (0.49%)
GrafTech International Ltd (a)(b)	119,500	2,259

Electronic Components — Miscellaneous (0.91%)
Bel Fuse Inc	10,200	324
Benchmark Electronics Inc (a)(b)	38,325	786
CTS Corp (a)	65,000	803
Methode Electronics Inc (a)	35,700	448
OSI Systems Inc (a)(b)	21,000	526
Plexus Corp (a)(b)	7,600	196
Technitrol Inc (a)	38,400	1,129

		4,212

Electronic Components — Semiconductors (1.04%)
Actel Corp (b)	12,500	142
AMIS Holdings Inc (b)	25,900	199
Amkor Technology Inc (a)(b)	45,100	511
Applied Micro Circuits Corp (b)	43,700	141
DSP Group Inc (a)(b)	46,200	729
Lattice Semiconductor Corp (b)	28,700	120
ON Semiconductor Corp (a)(b)	37,100	378
QLogic Corp (b)	35,900	558
Semtech Corp (a)(b)	1,800	31
Skyworks Solutions Inc (a)(b)	30,500	281
Zoran Corp (a)(b)	67,700	1,726

		4,816

Electronic Design Automation (0.20%)
Magma Design Automation Inc (a)(b)	20,900	311
Mentor Graphics Corp (a)(b)	37,700	604

		915

Electronic Measurement Instruments (0.09%)
Eagle Test Systems Inc (b)	33,300	421

Engineering — Research & Development Services (0.45%)
EMCOR Group Inc (b)	60,900	2,097

Engines — Internal Combustion (0.08%)
Briggs & Stratton Corp (a)	17,200	387

Enterprise Software & Services (0.95%)
Lawson Software Inc (a)(b)	40,700	460
Mantech International Corp (b)	24,200	962
MicroStrategy Inc (a)(b)	10,100	993
Sybase Inc (a)(b)	69,100	1,976
SYNNEX Corp (b)	1,400	31

		4,422

E-Services — Consulting (0.13%)
Websense Inc (a)(b)	33,300	613

Fiduciary Banks (0.36%)
Boston Private Financial Holdings Inc (a)	29,000	834
Wilmington Trust Corp	22,600	822

		1,656

Finance — Consumer Loans (0.52%)
Asta Funding Inc (a)	24,700	878
Encore Capital Group Inc (a)(b)	14,200	162
Ocwen Financial Corp (a)(b)	29,400	219
World Acceptance Corp (a)(b)	36,400	1,174

		2,433

Finance — Credit Card (0.22%)
Advanta Corp — B Shares (a)	32,850	519
CompuCredit Corp (a)(b)	25,500	508

		1,027

Finance — Investment Banker & Broker (0.83%)
Greenhill & Co Inc	5,500	407
Investment Technology Group Inc (b)	30,100	1,261
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Finance — Investment Banker & Broker (continued)

Knight Capital Group Inc (a)(b)	116,300	$1,560
Piper Jaffray Cos (a)(b)	5,200	267
SWS Group Inc (a)	19,600	372

		3,867

Finance — Leasing Company (0.11%)
Financial Federal Corp (a)	18,700	505

Finance — Mortgage Loan/Banker (0.09%)
Centerline Holding Co (a)	21,200	292
Federal Agricultural Mortgage Corp (a)	4,900	144

		436

Food — Baking (0.16%)
Flowers Foods Inc (a)	33,900	744

Food — Canned (0.15%)
TreeHouse Foods Inc (a)(b)	25,800	720

Food — Miscellaneous/Diversified (0.23%)
Ralcorp Holdings Inc (a)(b)	19,300	1,087

Food — Retail (0.05%)
Ruddick Corp (a)	6,200	211

Food — Wholesale & Distribution (0.79%)
Nash Finch Co (a)	41,800	1,565
Performance Food Group Co (b)	24,700	667
Spartan Stores Inc (a)	64,800	1,441

		3,673

Footwear & Related Apparel (0.36%)
Deckers Outdoor Corp (a)(b)	4,600	643
Steven Madden Ltd (a)	24,400	544
Wolverine World Wide Inc	19,300	495

		1,682

Funeral Services & Related Items (0.19%)
Stewart Enterprises Inc (a)	96,400	874

Gas — Distribution (1.81%)
Atmos Energy Corp	21,450	602
New Jersey Resources Corp (a)	49,500	2,438
Nicor Inc (a)	25,300	1,095
Northwest Natural Gas Co	13,000	626
South Jersey Industries Inc (a)	19,200	721
Southwest Gas Corp	77,000	2,291
WGL Holdings Inc	18,400	624

		8,397

Health Care Cost Containment (0.24%)
Healthspring Inc (b)	52,500	1,102

Home Furnishings (0.19%)
Ethan Allen Interiors Inc (a)	19,200	593
Sealy Corp (a)	22,700	300

		893

Human Resources (0.75%)
AMN Healthcare Services Inc (a)(b)	16,300	310
Heidrick & Struggles International Inc	15,000	648
Kelly Services Inc	20,450	430
Kforce Inc (b)	23,200	279
MPS Group Inc (b)	61,300	749
Spherion Corp (b)	120,500	1,051

		3,467

Identification Systems — Development (0.26%)
Checkpoint Systems Inc (a)(b)	39,900	1,207

Internet Application Software (0.30%)
Interwoven Inc (a)(b)	60,300	856
Vignette Corp (b)	31,200	538

		1,394

Internet Financial Services (0.07%)
Authorize.Net Holdings Inc (a)(b)	14,900	348

Internet Infrastructure Equipment (0.34%)
Avocent Corp (b)	57,650	1,558

Internet Infrastructure Software (0.29%)
TIBCO Software Inc (b)	147,300	1,352

Internet Security (0.21%)
Ipass Inc (a)(b)	3,800	18
SonicWALL Inc (a)(b)	92,100	953

		971

Intimate Apparel (0.13%)
Warnaco Group Inc/The (b)	14,400	586

Investment Companies (0.42%)
MCG Capital Corp	34,700	486
Patriot Capital Funding Inc (a)	55,077	690
Technology Investment Capital Corp (a)	59,449	776

		1,952

Investment Management & Advisory Services (0.29%)
Calamos Asset Management Inc (a)	20,400	694
National Financial Partners Corp (a)	11,800	645

		1,339

Lasers — Systems & Components (0.66%)
Coherent Inc (b)	34,150	1,120
Cymer Inc (b)	20,600	875
Electro Scientific Industries Inc (a)(b)	3,300	72
Newport Corp (a)(b)	29,300	401
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Lasers — Systems & Components (continued)
Rofin-Sinar Technologies Inc (b)	7,500	$590

		3,058

Life & Health Insurance (1.24%)
American Equity Investment Life Holding (a)	48,500	474
Delphi Financial Group Inc	92,425	3,582
Phoenix Cos Inc/The (a)	50,250	692
Universal American Financial Corp (a)(b)	42,200	1,024

		5,772

Machinery — Construction & Mining (0.06%)
Astec Industries Inc (a)(b)	6,400	290

Machinery — Electrical (0.49%)
Regal-Beloit Corp (a)	46,200	2,266

Machinery — General Industry (1.52%)
Applied Industrial Technologies Inc	122,775	4,353
Kadant Inc (b)	400	13
Robbins & Myers Inc	9,700	701
Tennant Co (a)	11,700	552
Wabtec Corp	39,200	1,471

		7,090

Machinery — Material Handling (0.25%)
Cascade Corp (a)	11,300	712
NACCO Industries Inc	4,200	435

		1,147

Medical — Biomedical/Gene (0.59%)
Applera Corp — Celera Group (a)(b)	11,800	192
Arena Pharmaceuticals Inc (a)(b)	5,100	49
Barrier Therapeutics Inc (b)	10,900	52
Bio-Rad Laboratories Inc (b)	12,300	1,188
Exelixis Inc (a)(b)	19,100	210
InterMune Inc (a)(b)	8,700	173
Lifecell Corp (a)(b)	7,900	348
Martek Biosciences Corp (a)(b)	900	27
Medivation Inc (a)(b)	4,800	100
Nektar Therapeutics (a)(b)	6,300	38
Protalix BioTherapeutics Inc (a)(b)	20,900	107
Savient Pharmaceuticals Inc (a)(b)	19,500	275

		2,759

Medical — Drugs (0.68%)
Acadia Pharmaceuticals Inc (a)(b)	11,200	172
Adams Respiratory Therapeutics Inc (a)(b)	8,200	361
Auxilium Pharmaceuticals Inc (a)(b)	6,600	174
Bionovo Inc (a)(b)	35,500	84
Bradley Pharmaceuticals Inc (a)(b)	8,400	165
Sciele Pharma Inc (a)(b)	54,800	1,394
Sucampo Pharmaceuticals Inc (a)(b)	5,000	65
ULURU Inc (a)(b)	14,600	61
Valeant Pharmaceuticals International (a)	9,100	133
Viropharma Inc (a)(b)	66,100	569

		3,178

Medical — Generic Drugs (0.32%)
Alpharma Inc (a)	42,900	885
Par Pharmaceutical Cos Inc (a)(b)	6,300	116
Perrigo Co	20,800	493

		1,494

Medical — HMO (0.82%)
AMERIGROUP Corp (a)(b)	67,800	2,373
Magellan Health Services Inc (b)	29,200	1,229
Molina Healthcare Inc (a)(b)	5,600	214

		3,816

Medical — Outpatient & Home Medical Care (0.53%)
Apria Healthcare Group Inc (a)(b)	8,500	206
Gentiva Health Services Inc (a)(b)	108,750	2,064
Res-Care Inc (a)(b)	7,500	184

		2,454

Medical Instruments (0.24%)
Conmed Corp (a)(b)	38,400	1,092
SurModics Inc (a)(b)	200	11

		1,103

Medical Products (0.28%)
Haemonetics Corp (b)	15,050	774
Invacare Corp (a)	8,400	227
PSS World Medical Inc (a)(b)	15,100	305

		1,306

Medical Sterilization Products (0.30%)
STERIS Corp	48,300	1,403

Metal — Aluminum (0.57%)
Century Aluminum Co (a)(b)	45,500	2,648

Metal Processors & Fabrication (0.93%)
CIRCOR International Inc (a)	12,200	613
Mueller Industries Inc (a)	40,300	1,449
Quanex Corp	55,375	2,281

		4,343

Miscellaneous Manufacturers (0.18%)
FreightCar America Inc (a)	10,700	462
Reddy Ice Holdings Inc	14,000	388

		850

Motion Pictures & Services (0.05%)
Macrovision Corp (a)(b)	10,400	250
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
MRI — Medical Diagnostic Imaging (0.12%)
Alliance Imaging Inc (a)(b)	57,600	$571

Multilevel Direct Selling (0.12%)
Nu Skin Enterprise Inc	32,200	556

Multi-Line Insurance (0.14%)
Horace Mann Educators Corp	31,200	646

Multimedia (0.02%)
Media General Inc (a)	2,900	81

Music (0.09%)
Steinway Musical Instruments (a)	13,400	401

Networking Products (0.68%)
Adaptec Inc (a)(b)	24,800	87
Anixter International Inc (a)(b)	17,100	1,229
Black Box Corp	12,700	508
Foundry Networks Inc (a)(b)	20,800	440
Ixia(b)	55,850	584
Polycom Inc (b)	11,000	308

		3,156

Non-Ferrous Metals (0.06%)	29,300	258
USEC Inc (a)(b)

Office Automation & Equipment (0.14%)
IKON Office Solutions Inc (a)	49,900	659

Office Supplies & Forms (0.30%)
Ennis Inc	67,500	1,380

Oil - Field Services (1.41%)
Exterran Holdings Inc (a)(b)	12,570	1,058
Global Industries Ltd (a)(b)	19,200	473
Oil States International Inc (a)(b)	63,250	2,732
RPC Inc (a)	15,800	177
Trico Marine Services Inc (a)(b)	58,350	1,893
Union Drilling Inc (a)(b)	17,400	232

		6,565

Oil & Gas Drilling (0.13%)	69,900	590
Parker Drilling Co (a)(b)

Oil Company — Exploration & Production (1.72%)
Bois d’Arc Energy Inc (a)(b)	14,800	325
Callon Petroleum Co (b)	57,250	835
Cimarex Energy Co	23,600	956
Comstock Resources Inc (a)(b)	17,400	636
Energy Partners Ltd (b)	14,796	227
Harvest Natural Resources Inc (a)(b)	29,500	406
Mariner Energy Inc (a)(b)	25,400	635
PetroHawk Energy Corp (a)(b)	23,000	425
Rosetta Resources Inc (b)	9,300	177
Stone Energy Corp (a)(b)	17,300	771
Swift Energy Co (b)	54,550	2,587

		7,980

Oil Refining & Marketing (0.30%)
Alon USA Energy Inc (a)	37,500	1,379

Paper & Related Products (0.78%)
Buckeye Technologies Inc (a)(b)	92,000	1,649
Rock-Tenn Co (a)	39,800	1,160
Schweitzer-Mauduit International Inc	28,700	804

		3,613

Physical Therapy & Rehabilitation Centers (0.16%)
Psychiatric Solutions Inc (a)(b)	19,200	760

Physician Practice Management (0.14%)
American Dental Partners Inc (a)(b)	25,500	632

Poultry (0.32%)
Pilgrim’s Pride Corp (a)	49,400	1,467

Power Converter & Supply Equipment (0.16%)
Advanced Energy Industries Inc (a)(b)	45,200	723

Printing — Commercial (0.26%)
Consolidated Graphics Inc (a)(b)	17,500	1,120
Valassis Communications Inc (a)(b)	10,500	103

		1,223

Private Corrections (0.29%)
Geo Group Inc/The (a)(b)	42,300	1,338

Property & Casualty Insurance (3.56%)
American Physicians Capital Inc	10,600	462
Amerisafe Inc (b)	19,200	310
FPIC Insurance Group Inc (a)(b)	9,000	376
Harleysville Group Inc (a)	11,600	362
Infinity Property & Casualty Corp	14,000	563
James River Group Inc (a)	3,300	113
LandAmerica Financial Group Inc (a)	16,100	447
Meadowbrook Insurance Group Inc (b)	22,700	219
Navigators Group Inc (b)	27,500	1,658
Philadelphia Consolidated Holding Co (b)	18,100	738
PMA Capital Corp (b)	94,100	932
ProAssurance Corp (b)	27,450	1,514
RLI Corp (a)	3,600	209
Safety Insurance Group Inc (a)	58,000	2,086
SeaBright Insurance Holdings Inc (b)	60,000	1,001
Selective Insurance Group	98,200	2,387
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Property & Casualty Insurance (continued)
Zenith National Insurance Corp	78,700	$3,162

		16,539

Publishing — Books (0.37%)
Scholastic Corp (a)(b)	43,000	1,702

Publishing — Newspapers (0.25%)
Lee Enterprises Inc (a)	73,900	1,186

Quarrying (0.12%)
Compass Minerals International Inc (a)	14,900	550

Racetracks (0.09%)
Speedway Motorsports Inc	11,800	428

Radio (0.45%)
Cox Radio Inc (a)(b)	87,800	1,061
Entercom Communications Corp (a)	31,200	579
Radio One Inc — Class D (b)	107,200	374
Westwood One Inc	39,800	85

		2,099

Real Estate Management & Services (0.05%)
HFF Inc (a)(b)	22,600	227

Reinsurance (2.09%)
Argo Group International Holdings Ltd (b)	38,277	1,631
Aspen Insurance Holdings Ltd (a)	87,850	2,404
Max Capital Group Ltd (a)	49,600	1,403
Odyssey Re Holdings Corp	63,300	2,354
Platinum Underwriters Holdings Ltd	52,900	1,904

		9,696

REITS — Apartments (0.07%)
Home Properties Inc (a)	5,800	298
Post Properties Inc (a)	200	8

		306

REITS — Diversified (0.86%)
Entertainment Properties Trust	19,000	1,042
Lexington Realty Trust (a)	149,100	2,951

		3,993

REITS — Healthcare (0.74%)
LTC Properties Inc	23,600	598
Medical Properties Trust Inc (a)	62,700	823
Omega Healthcare Investors Inc	43,000	720
Senior Housing Properties Trust (a)	57,100	1,280

		3,421

REITS — Hotels (1.72%)
Ashford Hospitality Trust Inc	139,800	1,375
FelCor Lodging Trust Inc	168,100	3,520
Sunstone Hotel Investors Inc	112,000	3,115

		8,010

REITS — Manufactured Homes (0.18%)
Equity Lifestyle Properties Inc	16,500	829

REITS - Mortgage (0.76%)
Anthracite Capital Inc (a)	113,500	944
Arbor Realty Trust Inc (a)	24,700	466
Capital Trust Inc/NY (a)	10,200	344
Gramercy Capital Corp/New York (a)	11,200	295
IMPAC Mortgage Holdings Inc (a)	46,300	52
MFA Mortgage Investments Inc (a)	72,726	623
NorthStar Realty Finance Corp (a)	86,200	806

		3,530

REITS — Office Property (1.02%)
BioMed Realty Trust Inc	81,800	1,954
Highwoods Properties Inc	30,400	1,093
Maguire Properties Inc (a)	15,000	409
Parkway Properties Inc/Md (a)	29,900	1,286

		4,742

REITS — Regional Malls (0.70%)
Pennsylvania Real Estate Investment Trust (a)	84,800	3,235

REITS — Shopping Centers (0.56%)
Cedar Shopping Centers Inc	58,700	754
Inland Real Estate Corp (a)	37,500	559
Saul Centers Inc (a)	23,800	1,305

		2,618

REITS — Single Tenant (0.40%)
National Retail Properties Inc	42,200	1,070
Realty Income Corp	26,500	783

		1,853

REITS — Storage (0.03%)
Extra Space Storage Inc (a)	10,000	157

REITS — Warehouse & Industrial (0.32%)
First Industrial Realty Trust Inc (a)	20,800	848
First Potomac Realty Trust	31,600	660

		1,508

Rental — Auto & Equipment (0.48%)
Aaron Rents Inc	5,800	123
Dollar Thrifty Automotive Group (a)(b)	22,600	780
Electro Rent Corp	4,900	71
Rent-A-Center Inc/TX (a)(b)	80,100	1,281

		2,255

Research & Development (0.08%)
Parexel International Corp (b)	8,600	396
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail — Apparel & Shoe (0.96%)
Brown Shoe Co Inc (a)	58,775	$1,199
Cato Corp/The (a)	46,800	940
Charlotte Russe Holding Inc (a)(b)	34,400	498
Charming Shoppes Inc (a)(b)	400	3
Collective Brands Inc (a)(b)	31,200	577
Dress Barn Inc (a)(b)	14,100	231
Shoe Carnival Inc (a)(b)	6,400	102
Stage Stores Inc (a)	45,075	846
Tween Brands Inc (a)(b)	2,900	89

		4,485

Retail — Auto Parts (0.09%)
CSK Auto Corp (a)(b)	37,900	432

Retail — Automobile (0.61%)
Asbury Automotive Group Inc	71,400	1,309
Group 1 Automotive Inc (a)	31,400	975
Sonic Automotive Inc (a)	22,700	573

		2,857

Retail — Bookstore (0.11%)
Barnes & Noble Inc	12,900	498

Retail — Computer Equipment (0.25%)
Insight Enterprises Inc (a)(b)	12,800	354
PC Connection Inc (a)(b)	17,100	251
Systemax Inc (a)	23,200	543

		1,148

Retail — Convenience Store (0.41%)
Casey’s General Stores Inc	22,700	647
Pantry Inc/The (a)(b)	45,600	1,278

		1,925

Retail — Drug Store (0.10%)
Longs Drug Stores Corp (a)	8,600	452

Retail — Jewelry (0.21%)
Movado Group Inc (a)	32,200	969

Retail — Pawn Shops (0.42%)
Cash America International Inc	50,100	1,954

Retail — Regional Department Store (0.06%)
Bon-Ton Stores Inc/The (a)	16,250	288

Retail — Restaurants (1.11%)
AFC Enterprises (a)(b)	20,550	274
Domino’s Pizza Inc (a)	45,900	709
Jack in the Box Inc (b)	89,900	2,820
Morton’s Restaurant Group Inc (a)(b)	24,700	342
O’Charleys Inc	30,100	483
Papa John’s International Inc (a)(b)	21,950	511

		5,139

Retirement & Aged Care (0.07%)
Sunrise Senior Living Inc (a)(b)	8,400	311

Rubber — Tires (0.13%)
Cooper Tire & Rubber Co (a)	26,500	590

Rubber & Plastic Products (0.19%)
Myers Industries Inc (a)	42,500	901

Savings & Loans — Thrifts (1.53%)
Anchor Bancorp Wisconsin Inc	5,900	145
BankUnited Financial Corp (a)	67,900	586
Berkshire Hills Bancorp Inc	800	22
Dime Community Bancshares	21,550	310
Downey Financial Corp	12,700	517
First Financial Holdings Inc	11,300	327
First Niagara Financial Group Inc	150,530	1,987
First Place Financial Corp/OH	10,400	174
FirstFed Financial Corp (a)(b)	30,900	1,322
Flagstar Bancorp Inc (a)	25,100	203
Partners Trust Financial Group Inc (a)	20,400	254
TierOne Corp (a)	22,200	507
United Community Financial Corp/OH	29,400	188
WSFS Financial Corp	9,700	559

		7,101

Semiconductor Component — Integrated Circuits (0.92%)
Cirrus Logic Inc (b)	30,800	189
Emulex Corp (b)	123,300	2,671
Exar Corp (a)(b)	30,300	369
Genesis Microchip Inc (a)(b)	7,900	58
Micrel Inc	40,800	369
Pericom Semiconductor Corp (b)	7,100	106
Standard Microsystems Corp (a)(b)	13,500	527

		4,289

Semiconductor Equipment (1.30%)
Asyst Technologies Inc (a)(b)	50,600	243
Axcelis Technologies Inc (b)	45,400	213
Brooks Automation Inc (b)	42,900	557
Cabot Microelectronics Corp (a)(b)	19,300	766
Cohu Inc	45,500	746
Credence Systems Corp (b)	27,100	83
Entegris Inc (a)(b)	137,537	1,256
Kulicke & Soffa Industries Inc (a)(b)	22,400	169
Mattson Technology Inc (a)(b)	11,300	98
MKS Instruments Inc (a)(b)	61,500	1,235
Photronics Inc (a)(b)	17,800	195
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund I
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Semiconductor Equipment (continued)
Rudolph Technologies Inc (a)(b)	39,000	$508

		6,069

Steel — Producers (0.31%)
Carpenter Technology Corp	6,400	928
Schnitzer Steel Industries Inc (a)	7,800	515

		1,443

Steel Pipe & Tube (0.38%)
Valmont Industries Inc (a)	18,600	1,780

Telecommunication Equipment (0.17%)
Arris Group Inc (a)(b)	60,200	692
North Pittsburgh Systems Inc (a)	700	17
Utstarcom Inc (a)(b)	20,200	65

		774

Telecommunication Equipment — Fiber Optics (0.20%)
C-COR Inc (b)	18,000	221
Finisar Corp (a)(b)	30,700	71
MRV Communications Inc (a)(b)	17,600	50
Oplink Communications Inc (a)(b)	29,900	452
Sycamore Networks Inc (b)	31,800	136

		930

Telecommunication Services (0.83%)
Consolidated Communications Holdings Inc (a)	26,850	535
Iowa Telecommunications Services Inc (a)	23,500	463
MasTec Inc (a)(b)	25,900	409
Premiere Global Services Inc (a)(b)	144,100	2,375
USA Mobility Inc (a)(b)	5,900	92

		3,874

Telephone — Integrated (0.73%)
Atlantic Tele-Network Inc	6,100	219
Cincinnati Bell Inc (b)	508,750	2,757
General Communication Inc (a)(b)	22,900	269
SureWest Communications	6,500	172

		3,417

Television (0.30%)
Lin TV Corp (a)(b)	16,200	236
Sinclair Broadcast Group Inc (a)	95,200	1,146

		1,382

Textile — Apparel (0.15%)
Perry Ellis International Inc (a)(b)	29,600	687

Therapeutics (0.22%)
Cypress Bioscience Inc (a)(b)	25,900	349
Onyx Pharmaceuticals Inc (a)(b)	7,400	346
United Therapeutics Corp (a)(b)	4,800	329

		1,024

Tobacco (0.58%)
Alliance One International Inc (a)(b)	289,700	1,892
Universal Corp/Richmond VA (a)	16,200	789

		2,681

Toys (0.70%)
Jakks Pacific Inc (a)(b)	102,600	2,719
Marvel Entertainment Inc (a)(b)	21,300	527

		3,246

Transport — Air Freight (0.43%)
Atlas Air Worldwide Holdings Inc (a)(b)	34,050	1,995

Transport — Marine (1.61%)
Eagle Bulk Shipping Inc (a)	22,600	771
Genco Shipping & Trading Ltd (a)	23,800	1,711
Gulflmark Offshore Inc (a)(b)	62,800	2,925
Knightsbridge Tankers Ltd (a)	17,000	433
TBS International Ltd (a)(b)	26,100	1,640

		7,480

Transport — Services (0.20%)
Bristow Group Inc (a)(b)	9,500	474
Pacer International Inc (a)	30,300	447

		921

Transport — Truck (0.16%)
Old Dominion Freight Line Inc (a)(b)	16,200	366
Saia Inc (a)(b)	28,100	396

		762

Water (0.07%)
American States Water Co (a)	7,400	336

Web Portals (0.31%)
United Online Inc	81,900	1,441

Wire & Cable Products (0.21%)
Belden Inc (a)	10,700	623
Encore Wire Corp (a)	16,500	347

		970

Wireless Equipment (0.23%)
EMS Technologies Inc (b)	26,900	754
Powerwave Technologies Inc (a)(b)	31,500	175
RF Micro Devices Inc (a)(b)	26,200	163

		1,092

TOTAL COMMON STOCKS		$457,752

See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund I
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (0.14%)
U.S. Treasury (0.14%)

4.25%, 11/30/2007 (c)	$650	$650

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$650

SHORT TERM INVESTMENTS (36.97%)
Money Market Funds (36.97%)
BNY Institutional Cash Reserve Fund (d)	$171,919	$171,919

TOTAL SHORT TERM INVESTMENTS		$171,919

Total Investments		$630,321
Liabilities in Excess of Other Assets, Net - (35.55)%		(165,324)

TOTAL NET ASSETS - 100.00%		$464,997

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $550 or 0.12% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$64,173
Unrealized Depreciation	(43,837)

Net Unrealized Appreciation (Depreciation)	20,336
Cost for federal income tax purposes	609,985
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
Russell 2000; December 2007	17	$7,004	$7,074	$70
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	64.88%
Industrial	17.26%
Consumer, Non-cyclical	14.30%
Consumer, Cyclical	9.81%
Technology	6.92%
Communications	6.86%
Basic Materials	6.19%
Utilities	5.64%
Energy	3.55%
Government	0.14%
Liabilities in Excess of Other Assets, Net	(35.55%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	1.52%
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (97.74%)
Advanced Materials & Products (0.00%)
Core Molding Technologies Inc (a)	1,400	$10

Aerospace & Defense (0.59%)
Esterline Technologies Corp (a)	31,600	1,731
Herley Industries Inc (a)	17,454	267
Kratos Defense & Security Solutions Inc (a)	35,400	96
MTC Technologies Inc (a)	2,900	53

		2,147

Aerospace & Defense Equipment (1.94%)
Alliant Techsystems Inc (a)(b)	22,575	2,492
Allied Defense Group Inc/The (a)(b)	3,900	28
CPI Aerostructures Inc (a)	3,900	32
DRS Technologies Inc (b)	16,025	920
Ducommun Inc (a)	12,904	513
Fairchild Corp/The (a)	4,700	11
Kaman Corp (b)	7,288	275
Moog Inc (a)	30,250	1,396
SIFCO Industries Inc (a)	5,109	116
Triumph Group Inc (b)	16,000	1,274

		7,057

Agricultural Operations (0.02%)
Griffin Land & Nurseries Inc	1,602	59
Hines Horticulture Inc (a)	12,456	5

		64

Airlines (1.56%)
Alaska Air Group Inc (a)	49,400	1,255
ExpressJet Holdings Inc (a)(b)	67,762	225
Frontier Airlines Holdings Inc (a)(b)	51,574	364
JetBlue Airways Corp (a)(b)	31,600	288
MAIR Holdings Inc (a)	16,800	87
Mesa Air Group Inc (a)(b)	42,610	198
Midwest Air Group Inc (a)(b)	255	4
Republic Airways Holdings Inc (a)(b)	36,800	783
Skywest Inc	90,238	2,463

		5,667

Alternative Waste Tech (0.00%)
Calgon Carbon Corp (a)(b)	300	4

Apparel Manufacturers (0.62%)
Ashworth Inc (a)	9,600	53
Columbia Sportswear Co (b)	17,835	869
Delta Apparel Inc	5,800	95
Hartmarx Corp (a)	26,800	138
Kellwood Co (b)	32,391	537
Lakeland Industries Inc (a)(b)	5,060	61
Oxford Industries Inc	9,300	241
Quiksilver Inc (a)(b)	11,000	149
Superior Uniform Group Inc	3,700	49
Tandy Brands Accessories Inc	6,000	63

		2,255

Appliances (0.00%)
Salton Inc (a)(b)	9,800	3

Applications Software (0.14%)
Authentidate Holding Corp (a)	8,200	9
EPIQ Systems Inc (a)(b)	22,704	440
Moldflow Corp (a)	3,083	47

		496

Athletic Equipment (0.05%)
Nautilus Inc (b)	25,500	164

Auction House & Art Dealer (0.01%)
Escala Group Inc (a)	8,050	17

Audio & Video Products (0.06%)
Audiovox Corp (a)(b)	10,715	129
Cobra Electronics Corp	8,300	51
Emerson Radio Corp (a)	21,000	52

		232

Auto — Truck Trailers (0.05%)
Wabash National Corp	16,300	165

Auto Repair Centers (0.20%)
Monro Muffler Inc (b)	32,650	744

Auto/Truck Parts & Equipment — Original (1.27%)
Accuride Corp (a)(b)	13,900	142
American Axle & Manufacturing Holdings	51,300	1,409
ArvinMeritor Inc (b)	80,000	1,186
Hayes Lemmerz International Inc (a)	71,055	331
Modine Manufacturing Co	36,900	858
Superior Industries International Inc (b)	33,263	672
Supreme Industries Inc	4,800	35

		4,633

Auto/Truck Parts & Equipment — Replacement (0.16%)
Commercial Vehicle Group Inc (a)	17,800	243
Dorman Products Inc (a)	11,900	167
Proliance International Inc (a)	15,060	38
Standard Motor Products Inc (b)	16,200	135

		583

B2B - E-Commerce (0.05%)
Arbinet-thexchange Inc (a)	4,500	27
ePlus Inc (a)	16,300	171

		198

Batteries & Battery Systems (0.46%)
EnerSys (a)	75,100	1,361
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Batteries & Battery Systems (continued)
Greatbatch Inc (a)	13,100	$325

		1,686

Brewery (0.02%)
Pyramid Breweries Inc (a)	5,050	15
Redhook ALE Brewery Inc (a)	8,700	56

		71

Broadcasting Services & Programming (0.22%)
4Kids Entertainment Inc (a)(b)	11,300	193
Gray Television Inc	61,100	578
Medialink Worldwide Inc (a)(b)	10,500	44

		815

Building — Maintenance & Service (0.23%)
Healthcare Services Group	38,358	842
Sunair Services Corp (a)	200	1

		843

Building — Mobile Home & Manufactured Housing (0.34%)
Cavalier Homes Inc (a)	12,065	25
Cavco Industries Inc (a)(b)	4,400	173
Coachmen Industries Inc	12,800	80
Modtech Holdings Inc (a)	2,500	4
Monaco Coach Corp	44,049	511
National RV Holdings Inc (a)	18,500	7
Palm Harbor Homes Inc (a)(b)	18,976	270
Skyline Corp	5,000	177

		1,247

Building — Residential & Commercial (0.28%)
Beazer Homes USA Inc (b)	16,100	181
Comstock Homebuilding Cos Inc (a)	2,600	4
Dominion Homes Inc (a)(b)	7,000	11
Hovnanian Enterprises Inc (a)(b)	14,700	167
Levitt Corp (b)	1,281	3
M/I Homes Inc (b)	17,551	291
Orleans Homebuilders Inc (b)	7,900	54
Standard-Pacific Corp (b)	33,400	160
TOUSA Inc (b)	22,600	17
WCI Communities Inc (a)(b)	26,300	144

		1,032

Building & Construction — Miscellaneous (0.00%)
Devcon International Corp (a)	400	1

Building & Construction Products — Miscellaneous (0.21%)
Gibraltar Industries Inc	26,109	470
NCI Building Systems Inc (a)(b)	7,200	282
Patrick Industries Inc (a)	2,100	25

		777

Building Products — Air & Heating (0.32%)
Lennox International Inc	32,090	1,146

Building Products — Cement & Aggregate (0.05%)
US Concrete Inc (a)(b)	35,200	175

Building Products — Doors & Windows (0.02%)
PGT Inc (a)	7,900	63

Building Products — Wood (0.08%)
Universal Forest Products Inc	7,800	279

Capacitors (0.28%)
Kemet Corp (a)(b)	144,800	1,024

Casino Hotels (0.05%)
Trump Entertainment Resorts Inc (a)(b)	24,100	188

Cellular Telecommunications (0.01%)
SunCom Wireless Holdings Inc (a)	1,210	32

Chemicals — Diversified (0.67%)
Aceto Corp	50,940	448
FMC Corp	22,050	1,268
Georgia Gulf Corp (b)	12,400	150
Westlake Chemical Corp (b)	23,600	579

		2,445

Chemicals — Fibers (0.00%)
Wellman Inc	14,100	9

Chemicals — Plastics (0.61%)
PolyOne Corp (a)	73,800	590
Schulman A Inc	45,384	1,071
Spartech Corp	36,900	567

		2,228

Chemicals — Specialty (1.96%)
American Pacific Corp (a)	4,900	92
Cytec Industries Inc	11,725	782
Ferro Corp	33,300	690
Minerals Technologies Inc	15,600	1,095
NL Industries Inc (b)	27,200	301
OM Group Inc (a)	11,900	630
Penford Corp	5,687	201
Quaker Chemical Corp	6,080	131
Sensient Technologies Corp	76,600	2,290
Stepan Co	11,300	391
Tronox Inc — Class A (b)	44,600	380
Tronox Inc — Class B (b)	16,900	139

		7,122

See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Circuit Boards (0.03%)
Merix Corp (a)(b)	17,400	$121

Coatings & Paint (0.26%)
Valspar Corp	37,675	943

Coffee (0.11%)
Diedrich Coffee Inc (a)	2,200	8
Farmer Bros Co	15,900	396

		404

Collectibles (0.02%)
Lenox Group Inc (a)(b)	18,800	76

Commercial Banks (6.37%)
1st Source Corp	28,137	541
Alabama National Bancorporation (b)	12,600	993
AmericanWest Bancorp	10,100	195
Ameris Bancorp (b)	1,700	29
AmeriServ Financial Inc (a)	24,600	80
Bank of Florida Corp (a)	7,000	96
Banner Corp	7,347	240
Beverly Hills Bancorp Inc	23,030	144
BNCCORP Inc (a)	2,300	37
Cadence Financial Corp	2,600	42
Cardinal Financial Corp	13,000	127
Cathay General Bancorp (b)	11,700	362
Centennial Bank Holdings Inc (a)(b)	46,396	255
Central Bancorp Inc/MA	600	14
Central Pacific Financial Corp (b)	25,280	567
Chemical Financial Corp (b)	21,779	545
Citizens Republic Bancorp Inc	14,700	224
Community Bancorp/NV (a)(b)	7,300	148
Community Bank System Inc (b)	30,600	640
Community Trust Bancorp Inc	3,800	111
Corus Bankshares Inc (b)	22,700	250
Crescent Financial Corp (a)	2,270	22
Cullen/Frost Bankers Inc	20,125	1,070
Dearborn Bancorp Inc (a)	4,410	51
Farmers Capital Bank Corp	700	21
Fidelity Southern Corp	600	7
Financial Institutions Inc	2,600	50
First Bank of Delaware (a)	1,240	4
First Commonwealth Financial Corp (b)	26,500	305
First Community Bancorp Inc/CA (b)	23,600	1,149
First Financial Corp/IN (b)	10,800	331
First Mariner Bancorp Inc (a)	2,400	18
First Merchants Corp (b)	19,700	434
First Security Group Inc/TN	300	3
First State Bancorporation/NM	7,300	124
FNB United Corp	4,100	63
Gateway Financial Holdings Inc	9,027	131
GB&T Bancshares Inc (b)	11,600	112
German American Bancorp Inc	7,728	105
Green Bankshares Inc	4,700	151
Hanmi Financial Corp	6,100	67
IBERIABANK Corp (b)	4,656	231
Imperial Capital Bancorp Inc	6,870	148
Integra Bank Corp	6,300	109
Intervest Bancshares Corp	1,900	40
Irwin Financial Corp (b)	36,925	356
Lakeland Bancorp Inc	16,859	229
LNB Bancorp Inc	2,200	31
MainSource Financial Group Inc (b)	15,379	259
MB Financial Inc (b)	51,366	1,713
MBT Financial Corp	5,600	57
Midwest Banc Holdings Inc (b)	5,900	79
National Penn Bancshares Inc (b)	12,751	215
NewBridge Bancorp	1,605	20
Northeast Bancorp	900	15
Oak Hill Financial Inc	3,998	118
Omega Financial Corp (b)	10,400	284
Peoples Bancorp Inc/OH	8,300	207
Pinnacle Bancshares Inc	200	3
Premier Financial Bancorp	700	9
Prosperity Bancshares Inc (b)	60,372	1,951
Provident Bankshares Corp	16,800	414
Renasant Corp (b)	8,079	188
Republic First Bancorp Inc (a)	247	2
Sandy Spring Bancorp Inc (b)	5,200	155
Security Bank Corp/GA (b)	3,800	40
Simmons First National Corp (b)	23,793	643
South Financial Group Inc/The (b)	26,300	543
Southern Community Financial Corp/NC	14,600	116
Sterling Financial Corp/WA	15,900	358
Sun American Bancorp (a)	200	1
Sun Bancorp Inc/NJ (a)(b)	30,900	535
Superior Bancorp (a)(b)	19,100	146
Susquehanna Bancshares Inc	42,962	867
Taylor Capital Group Inc	8,978	232
UMB Financial Corp (b)	20,032	841
Umpqua Holdings Corp (b)	30,274	513
Union Bankshares Corp/VA	2,000	43
Univest Corporation of Pennsylvania	1,300	28
Vineyard National Bancorp (b)	4,200	58
WesBanco Inc (b)	17,900	413
Whitney Holding Corp	24,400	626
Wintrust Financial Corp (b)	12,900	474

		23,168

Commercial Services (0.66%)
Collectors Universe (b)	5,900	85
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Commercial Services (continued)
Intersections Inc (a)	13,724	$109
Mac-Gray Corp (a)	15,100	195
PeopleSupport Inc (a)(b)	8,500	98
Perceptron Inc (a)	6,013	87
PHH Corp (a)(b)	30,800	689
Source Interlink Cos Inc (a)(b)	65,230	208
Startek Inc (b)	5,900	63
Team Inc (a)(b)	27,355	881

		2,415

Commercial Services — Finance (0.03%)
Newtek Business Services Inc (a)	22,400	36
Rewards Network Inc (a)	15,100	74
Track Data Corp (a)(b)	5,000	12

		122

Communications Software (0.21%)
Avid Technology Inc (a)(b)	6,700	197
CallWave Inc (a)	17,500	51
Captaris Inc (a)	9,600	44
Digi International Inc (a)	18,297	293
Seachange International Inc (a)(b)	30,700	191

		776

Computer Data Security (0.01%)
SCM Microsystems Inc (a)	11,000	38

Computer Services (0.28%)
Analysts International Corp (a)	38,200	64
Ciber Inc (a)	57,000	444
Computer Task Group Inc (a)	17,663	87
Dynamics Research Corp (a)	4,676	52
Furmanite Corp (a)(b)	2,668	33
iGate Corp (a)(b)	324	3
Pomeroy IT Solutions Inc (a)	10,500	87
SI International Inc (a)	4,600	130
Technology Solutions Co (a)	1,480	6
TechTeam Global Inc (a)	4,100	53
Tier Technologies Inc (a)	7,000	74
Tripos Inc (a)	100	—

		1,033

Computer Software (0.12%)
Accelrys Inc (a)	86	1
Blackbaud Inc	15,875	428
Phoenix Technologies Ltd (a)	7	—

		429

Computers (0.18%)
Palm Inc (b)	53,800	485
PAR Technology Corp (a)(b)	7,100	61
Rackable Systems Inc (a)(b)	6,500	89

		635

Computers — Integrated Systems (0.46%)
Agilysys Inc	21,665	375
Catapult Communications Corp (a)	11,500	85
Delphax Technologies Inc (a)	5,800	6
Mercury Computer Systems Inc (a)	18,500	289
Micros Systems Inc (a)	12,700	912

		1,667

Computers — Memory Devices (0.83%)
Ciprico Inc (a)	6,599	49
Dataram Corp	3,500	11
Dot Hill Systems Corp (a)	56,800	171
Hutchinson Technology Inc (a)(b)	21,300	506
Imation Corp (b)	43,982	980
Iomega Corp (a)	39,400	155
Overland Storage Inc (a)	12,600	26
Quantum Corp (a)	204,804	819
Silicon Storage Technology Inc (a)	90,400	300

		3,017

Computers — Peripheral Equipment (0.08%)
Astro-Med Inc	11,200	113
Franklin Electronic Publishers Inc (a)	6,000	19
InFocus Corp (a)	34,185	56
KEY Tronic Corp (a)	7,695	35
Printronix Inc	4,500	71
Qualstar Corp (a)	800	3
Wells-Gardner Electronics Corp (a)	3,255	8

		305

Computers — Voice Recognition (0.00%)
ThinkEngine Networks Inc (a)	1,100	1

Consulting Services (0.45%)
Answerthink Inc (a)	29,800	121
BearingPoint Inc (a)(b)	133,200	638
Franklin Covey Co (a)	19,800	143
LECG Corp (a)(b)	2,900	51
Management Network Group Inc (a)(b)	28,120	72
MAXIMUS Inc	8,100	388
PDI Inc (a)	22,664	225

		1,638

Consumer Products — Miscellaneous (1.28%)
American Greetings Corp (b)	63,811	1,681
Central Garden and Pet Co — A Shares (a)(b)	34,000	283
Central Garden and Pet Co (a)(b)	17,000	141
CSS Industries Inc	13,424	532
Jarden Corp (a)	2,789	99
Prestige Brands Holdings Inc (a)(b)	26,000	272
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Consumer Products — Miscellaneous (continued)
Russ Berrie & Co Inc (a)	28,700	$502
Scotts Miracle-Gro Co/The (b)	23,450	1,076
Spectrum Brands Inc (a)(b)	19,100	82

		4,668

Containers — Paper & Plastic (0.39%)
Chesapeake Corp (b)	24,901	184
Graphic Packaging Corp (a)(b)	251,161	1,236
Mod-Pac Corp (a)	1,395	12

		1,432

Cosmetics & Toiletries (0.02%)
Parlux Fragrances Inc (a)	13,600	58

Data Processing & Management (0.09%)
Pegasystems Inc	29,204	342

Direct Marketing (0.02%)
Traffix Inc	10,700	66

Disposable Medical Products (0.27%)
Medical Action Industries Inc (a)(b)	32,223	662
Microtek Medical Holdings Inc (a)	48,672	305

		967

Distribution & Wholesale (0.65%)
Bell Microproducts Inc (a)(b)	47,972	287
Core-Mark Holding Co Inc (a)	2,300	80
Directed Electronics Inc (a)	9,700	24
Handleman Co (b)	31,700	74
Huttig Building Products Inc (a)	17,000	70
Industrial Distribution Group Inc (a)	10,000	107
Jaco Electronics Inc (a)	1,000	2
Navarre Corp (a)	18,400	69
Owens & Minor Inc	18,300	742
WESCO International Inc (a)	19,760	922

		2,377

Diversified Manufacturing Operations (1.27%)
Actuant Corp (b)	18,125	1,250
American Biltrite Inc (a)	1,000	6
AO Smith Corp	200	8
Bell Industries Inc (a)	2,900	6
EnPro Industries Inc (a)	300	12
Federal Signal Corp	13,200	177
GP Strategies Corp (a)	16,600	183
Griffon Corp (a)(b)	23,100	356
Lydall Inc (a)	5,600	60
Park-Ohio Holdings Corp (a)(b)	9,439	225
Standex International Corp	10,100	217
Teleflex Inc	17,350	1,270
Tredegar Corp	49,365	860

		4,630

Diversified Operations (0.02%)
Resource America Inc (b)	23	1
Walter Industries Inc	2,000	61

		62

Diversified Operations & Commercial Services (0.05%)
Avalon Holdings Corp (a)	4,373	32
Viad Corp	3,900	138

		170

E-Commerce — Products (0.07%)
FTD Group Inc	17,700	249

E-Commerce — Services (0.00%)
Napster Inc (a)	1,000	3

Educational Software (0.05%)
PLATO Learning Inc (a)	39,960	173

Electric — Integrated (0.22%)
Maine & Maritimes Corp (a)	2,096	64
Unitil Corp	2,100	61
Westar Energy Inc (b)	25,075	667

		792

Electronic Components — Miscellaneous (0.92%)
Benchmark Electronics Inc (a)	47,566	976
Blonder Tongue Laboratories (a)	1,700	2
CTS Corp	44,855	554
IntriCon Corp (a)	500	7
Methode Electronics Inc	28,069	352
OSI Systems Inc (a)(b)	21,225	531
Planar Systems Inc (a)(b)	21,819	149
RF Monolithics Inc (a)	4,982	29
Sanmina-SCI Corp (a)	133,158	294
Sparton Corp (a)	3,836	19
Stoneridge Inc (a)(b)	9,400	97
Sypris Solutions Inc	41,921	345

		3,355

Electronic Components — Semiconductors (2.48%)
Actel Corp (a)	38,310	436
Applied Micro Circuits Corp (a)(b)	782,475	2,520
AXT Inc (a)	19,600	90
Bookham Inc (a)(b)	73,000	218
California Micro Devices Corp (a)	11,500	50
Ceva Inc (a)	16,000	152
DSP Group Inc (a)(b)	14,000	221
ESS Technology (a)	44,414	72
Ibis Technology Corp (a)(b)	8,400	7
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Electronic Components — Semiconductors (continued)
Ikanos Communications Inc (a)	5,800	$38
Integrated Silicon Solution Inc (a)	69,103	458
IXYS Corp (a)(b)	20,200	213
Kopin Corp (a)	61,100	243
Lattice Semiconductor Corp (a)(b)	226,260	946
Microsemi Corp (a)(b)	36,625	975
Richardson Electronics Ltd	23,735	180
Skyworks Solutions Inc (a)(b)	151,840	1,400
Virage Logic Corp (a)	10,000	84
White Electronic Designs Corp (a)	36,721	198
Zilog Inc (a)	9,057	30
Zoran Corp (a)(b)	19,392	494

		9,025

Electronic Connectors (0.01%)
Innovex Inc/MN (a)	31,898	30

Electronic Measurement Instruments (0.18%)
Aehr Test Systems (a)	82	1
Axsys Technologies Inc (a)	8,800	346
Cyberoptics Corp (a)	7,100	89
Keithley Instruments Inc	3,700	37
LeCroy Corp (a)(b)	10,857	106
Zygo Corp (a)(b)	7,200	85

		664

Electronic Parts Distribution (0.03%)
NU Horizons Electronics Corp (a)	15,500	111

Electronic Security Devices (0.01%)
Vicon Industries Inc (a)	2,200	23

Electronics — Military (0.01%)
Arotech Corp (a)(b)	10,093	30
Merrimac Industries Inc (a)	800	8

		38

Energy — Alternate Sources (0.08%)
Headwaters Inc (a)(b)	13,100	188
Plug Power Inc (a)	19,300	67
Quantum Fuel Systems Technologies World (a)(b)	36,055	42

		297

Engineering — Research & Development Services (0.40%)
National Technical SYS Inc (a)	5,700	37
Servidyne Inc	500	3
SYS Technologies (a)	2,600	6
URS Corp (a)	22,550	1,394

		1,440

Engines — Internal Combustion (0.26%)
Briggs & Stratton Corp (b)	41,500	934

Enterprise Software & Services (1.02%)
JDA Software Group Inc (a)	18,371	458
Lawson Software Inc (a)(b)	9,120	103
Pervasive Software Inc (a)	39,500	182
Sybase Inc (a)(b)	54,750	1,566
SYNNEX Corp (a)	28,200	631
Tyler Technologies Inc (a)(b)	48,375	780

		3,720

Environmental Consulting & Engineering (0.05%)
TRC Cos Inc (a)	16,000	189

E-Services — Consulting (0.03%)
Keynote Systems Inc (a)(b)	6,850	101

Fiduciary Banks (0.27%)
Boston Private Financial Holdings Inc (b)	33,800	972

Finance — Auto Loans (0.04%)
Consumer Portfolio Services (a)	17,265	84
United PanAm Financial Corp (a)(b)	7,800	49

		133

Finance — Consumer Loans (0.09%)
Encore Capital Group Inc (a)(b)	11,900	136
Firstcity Financial Corp (a)	8,834	80
Ocwen Financial Corp (a)(b)	15,200	113

		329

Finance — Credit Card (0.16%)
Advanta Corp — A Shares	3,495	50
Advanta Corp — B Shares (b)	8,132	128
CompuCredit Corp (a)(b)	20,100	401

		579

Finance — Investment Banker & Broker (1.63%)
Cowen Group Inc (a)(b)	13,141	160
KBW Inc (a)(b)	19,625	594
Knight Capital Group Inc (a)(b)	129,820	1,741
LaBranche & Co Inc (a)	28,800	158
Piper Jaffray Cos (a)(b)	25,625	1,317
Raymond James Financial Inc	49,163	1,831
Sanders Morris Harris Group Inc (b)	12,886	117

		5,918

Finance — Leasing Company (0.24%)
California First National Bancorp	1,100	15
Financial Federal Corp (b)	27,050	731
Marlin Business Services Corp (a)	6,400	81
MicroFinancial Inc	5,975	37

		864

See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Finance — Mortgage Loan/Banker (0.09%)
Delta Financial Corp (b)	18,200	$90
Federal Agricultural Mortgage Corp (b)	7,600	223
Franklin Credit Management Corp (a)	5,800	22

		335

Finance — Other Services (0.05%)
Asset Acceptance Capital Corp (b)	13,100	141
eSpeed Inc (a)(b)	2,877	29

		170

Financial Guarantee Insurance (0.04%)
Triad Guaranty Inc (a)(b)	18,636	150

Fisheries (0.04%)
Zapata Corp (a)	22,800	162

Food — Baking (0.01%)
Tasty Baking Co	2,300	23

Food — Canned (0.06%)
TreeHouse Foods Inc (a)	7,800	218

Food — Miscellaneous/Diversified (1.65%)
Chiquita Brands International Inc (a)(b)	59,634	1,118
Corn Products International Inc	17,275	735
Golden Enterprises Inc	700	2
Hain Celestial Group Inc (a)(b)	52,768	1,850
John B Sanfilippo & Son (a)(b)	19,776	169
M&F Worldwide Corp (a)(b)	15,500	813
Monterey Gourmet Foods Inc (a)	13,100	50
Ralcorp Holdings Inc (a)(b)	22,675	1,277

		6,014

Food — Retail (0.24%)
Weis Markets Inc	12,353	542
Winn-Dixie Stores Inc (a)(b)	13,500	319

		861

Food — Wholesale & Distribution (0.39%)
Nash Finch Co (b)	10,400	389
Performance Food Group Co (a)	38,000	1,026

		1,415

Footwear & Related Apparel (0.03%)
Lacrosse Footwear Inc	1,200	21
Phoenix Footwear Group Inc (a)	19,740	50
Rocky Brands Inc (a)(b)	4,100	29

		100

Funeral Services & Related Items (0.37%)
Carriage Services Inc (a)(b)	24,435	234
Stewart Enterprises Inc (b)	124,432	1,128

		1,362

Gambling (Non-Hotel) (0.16%)
Lakes Entertainment Inc (a)(b)	15,800	131
Pinnacle Entertainment Inc (a)(b)	14,900	435

		566

Gas — Distribution (0.91%)
New Jersey Resources Corp (b)	20,900	1,030
South Jersey Industries Inc (b)	25,300	950
Vectren Corp (b)	47,750	1,339

		3,319

Gold Mining (0.03%)
US Gold Corp (a)(b)	25,600	120

Golf (0.00%)
Aldila Inc	200	4

Health Care Cost Containment (0.31%)
Healthspring Inc (a)(b)	48,825	1,025
Hooper Holmes Inc (a)	48,100	107
Prospect Medical Holdings Inc (a)	1,200	6

		1,138

Healthcare Safety Device (0.07%)
Cardiac Science Corp (a)	23,000	244

Home Furnishings (0.53%)
Bassett Furniture Industries Inc	7,700	82
Chromcraft Revington Inc (a)	2,500	13
Flexsteel Industries	2,364	33
Furniture Brands International Inc (b)	67,202	810
Kimball International Inc (b)	33,945	452
La-Z-Boy Inc (b)	68,600	541

		1,931

Hotels & Motels (0.24%)
Interstate Hotels & Resorts Inc (a)	26,900	133
Lodgian Inc (a)(b)	21,900	267
Marcus Corp (b)	8,579	165
Red Lion Hotels Corp (a)	30,800	302

		867

Housewares (0.23%)
Libbey Inc	11,750	211
Lifetime Brands Inc	10,000	161
National Presto Industries Inc (b)	8,652	475

		847

Human Resources (1.04%)
Cross Country Healthcare Inc (a)	29,356	461
Edgewater Technology Inc (a)	11,900	86
Kelly Services Inc	21,416	450
Medical Staffing Network Holdings Inc (a)	47,500	228
MPS Group Inc (a)	128,164	1,565
RCM Technologies Inc (a)	9,300	71
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Human Resources (continued)
Spherion Corp (a)	100,500	$876
Westaff Inc (a)	12,980	45

		3,782

Identification Systems — Development (0.31%)
Checkpoint Systems Inc (a)(b)	900	27
L-l Identity Solutions Inc (a)(b)	59,200	1,100

		1,127

Industrial Audio & Video Products (0.02%)
Ballantyne of Omaha Inc (a)(b)	10,600	64
Rockford Corp/Arizona (a)(b)	3,600	7

		71

Industrial Automation & Robots (0.30%)
Nordson Corp (b)	20,450	1,094

Industrial Gases (0.31%)
Airgas Inc	22,000	1,110

Instruments — Controls (0.25%)
Frequency Electronics Inc	13,200	132
Photon Dynamics Inc (a)(b)	13,400	138
Spectrum Control Inc (a)	15,900	273
Technology Research Corp	4,647	17
Watts Water Technologies Inc (b)	12,200	347

		907

Instruments — Scientific (0.02%)
Meade Instruments Corp (a)	34,417	48
Ol Corp	1,700	20
Winland Electronics Inc (a)	1,800	5

		73

Insurance Brokers (0.25%)
Hilb Rogal & Hobbs Co	20,700	912

Internet Application Software (0.78%)
Interwoven Inc (a)	51,944	737
RealNetworks Inc (a)(b)	37,503	272
S1 Corp(a)(b)	48,710	410
Vignette Corp (a)(b)	82,750	1,427

		2,846

Internet Connectivity Services (0.03%)
PC-Tel Inc (a)	14,252	124

Internet Content — Entertainment (0.04%)
Alloy Inc (a)	11,650	98
PlanetOut Inc (a)	3,700	33

		131

Internet Content — Information & News (0.43%)
Autobytel Inc (a)	95,971	248
Harris Interactive Inc (a)	147,160	678
Infospace Inc (b)	27,300	528
Jupitermedia Corp (a)	10,800	57
Looksmart (a)	16,720	42

		1,553

Internet Financial Services (0.00%)
Insweb Corp (a)	800	9
Netbank Inc (a)(b)	6,800	—

		9

Internet Incubators (0.15%)
Internet Capital Group Inc (a)(b)	30,600	393
Safeguard Scientifics Inc (a)	70,800	166

		559

Internet Infrastructure Software (0.11%)
Openwave Systems Inc (b)	53,300	211
SupportSoft Inc (a)	32,400	156
Telecommunication Systems Inc (a)	8,300	35

		402

Internet Security (0.39%)
ActivIdentity Corp (a)	37,414	174
Ipass Inc (a)(b)	33,400	160
Secure Computing Corp (a)(b)	55,600	551
SonicWALL Inc (a)(b)	53,000	548

		1,433

Intimate Apparel (0.23%)
Warnaco Group Inc/The (a)	20,194	822

Investment Companies (0.47%)
Hercules Technology Growth Capital Inc (b)	19,262	247
MCG Capital Corp	78,105	1,094
Medallion Financial Corp	23,244	245
Patriot Capital Funding Inc (b)	9,620	121

		1,707

Investment Management & Advisory Services (1.00%)
Affiliated Managers Group Inc (a)(b)	14,900	1,960
Waddell & Reed Financial Inc	50,075	1,664

		3,624

Lasers — Systems & Components (0.82%)
Coherent Inc (a)(b)	27,500	902
Electro Scientific Industries Inc (a)	26,216	572
Newport Corp (a)(b)	36,235	496
Rofin-Sinar Technologies Inc (a)	12,850	1,010

		2,980

Leisure & Recreation Products (0.21%)
Brunswick Corp/DE	24,650	550
Johnson Outdoors Inc	6,500	142
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Leisure & Recreation Products (continued)
Multimedia Games Inc (a)(b)	9,159	$81

		773

Life & Health Insurance(1.57%)
American Equity Investment Life Holding (b)	73,700	720
Delphi Financial Group Inc	12,600	488
Eastern Insurance Holdings Inc	2,326	38
FBL Financial Group Inc	35,896	1,453
Independence Holding Co (b)	9,300	151
KMG America Corp (a)	18,550	113
Penn Treaty American Corp (a)	20,525	129
Phoenix Cos Inc/The (b)	142,625	1,965
Presidential Life Corp	36,884	650

		5,707

Linen Supply & Related Items (0.35%)
Angelica Corp	6,950	120
G&K Services Inc	17,900	726
Unifirst Corp/MA	11,589	436

		1,282

Machinery — Electrical (0.39%)
Regal-Beloit Corp	28,900	1,417

Machinery — Farm (0.11%)
Alamo Group Inc	9,800	212
Gehl Co (a)(b)	9,500	182

		394

Machinery — General Industry (0.64%)
Applied Industrial Technologies Inc	50,175	1,779
Kadant Inc (a)(b)	17,419	565

		2,344

Machinery — Material Handling(0.02%)
Key Technology Inc (a)	2,700	81
Paragon Technologies Inc (a)	500	4

		85

Machinery — Print Trade (0.00%)
Baldwin Technology Co (a)	2,700	14

Machinery — Pumps (0.08%)
Tecumseh Products Co (a)(b)	16,752	303

Machinery Tools & Related Products (0.71%)
Hardinge Inc	6,700	217
Kennametal Inc	12,525	1,142
Lincoln Electric Holdings Inc	16,925	1,223
LS Starrett Co	200	4

		2,586

Medical — Biomedical/Gene (0.39%)
Applera Corp — Celera Group (a)(b)	10,000	163
CuraGen Corp (a)	10,200	14
Enzon Pharmaceuticals Inc (a)(b)	6,000	57
Gene Logic Inc (a)	44,653	47
Genitope Corp (a)(b)	30,200	100
Harvard Bioscience Inc (a)	29,282	141
Immunogen Inc (a)	1,000	5
Martek Biosciences Corp (a)(b)	24,200	739
Maxygen Inc (a)	3,619	27
Nanogen Inc (a)(b)	38,700	32
Neose Technologies Inc (a)(b)	47,700	70
Orchid Cellmark Inc (a)	5,600	31

		1,426

Medical — Drugs (0.14%)
Acusphere Inc (a)	900	1
Adolor Corp (a)	11,500	40
Hi-Tech Pharmacal Co Inc (a)(b)	10,200	108
Infinity Pharmaceuticals Inc (a)	13,900	147
Lannett Co Inc (a)	4,700	23
PharMerica Corp (a)(b)	12,115	193

		512

Medical — Generic Drugs (0.28%)
Alpharma Inc	50,100	1,033

Medical — Hospitals (0.08%)
Medcath Corp (a)(b)	10,365	287

Medical — Nursing Homes (0.19%)
Kindred Healthcare Inc (a)	33,100	703

Medical — Outpatient & Home Medical Care (0.43%)
Allied Healthcare International Inc (a)	68,110	184
American Shared Hospital Services	1,200	4
Gentiva Health Services Inc (a)	19,000	361
LHC Group Inc (a)(b)	43,000	988
National Home Health Care Corp	1,000	12
Res-Care Inc (a)	1,200	30

		1,579

Medical Imaging Systems (0.04%)
Digirad Corp (a)	3,400	11
E-Z-Em-Inc (a)	4,600	94
Merge Technologies Inc (a)(b)	16,698	32

		137

Medical Information Systems (0.03%)
AMICAS Inc (a)	43,300	115

Medical Instruments (0.25%)
Angiodynamics Inc (a)	8,654	173
Conmed Corp (a)	21,900	623
Datascope Corp	2,028	73
OccuLogix Inc (a)	6,600	2
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Medical Instruments (continued)
Orthologic Corp (a)	22,475	$32
Urologix Inc (a)	10,700	18

		921

Medical Products (0.45%)
ATS Medical Inc (a)(b)	25,000	48
Caliper Life Sciences Inc (a)(b)	32,740	194
Cantel Medical Corp (a)	12,100	217
Hanger Orthopedic Group Inc (a)	8,100	101
Health Tronics Inc (a)	32,200	153
Invacare Corp	10,800	292
Kewaunee Scientific Corp	700	11
Langer Inc (a)	4,300	19
Misonix Inc (a)	12,780	70
North American Scientific Inc (a)	1,300	1
Osteotech Inc (a)	27,133	189
Sonic Innovations Inc (a)(b)	10,000	103
Span-America Medical Systems Inc	477	8
SRI/Surgical Express Inc (a)	4,400	27
Synovis Life Technologies Inc (a)	8,785	210

		1,643

Metal — Iron (0.23%)
Cleveland-Cliffs Inc (b)	8,825	844

Metal Processors & Fabrication (0.75%)
CIRCOR International Inc	20,456	1,028
Internet Corp (a)(c)(d)	100	—
NN Inc	15,000	160
Wolverine Tube Inc (a)(b)	2,100	2
Worthington Industries Inc (b)	61,300	1,532

		2,722

Metal Products — Fasteners (0.01%)
Chicago Rivet & Machine Co	300	7
Eastern Co/The	600	12

		19

Motion Pictures & Services (0.02%)
Image Entertainment Inc (a)	14,200	64

MRI — Medical Diagnostic Imaging (0.01%)
RadNet Inc (a)(b)	1,700	17

Multi-Line Insurance (1.49%)
Alfa Corp	45,642	831
Atlantic American Corp (a)	7,500	16
Citizens Inc/TX (a)(b)	1,585	14
HCC Insurance Holdings Inc	52,465	1,568
Horace Mann Educators Corp	57,703	1,194
National Security Group Inc	300	5
United Fire & Casualty Co (b)	56,384	1,807

		5,435

Multimedia (0.60%)
Belo Corp	46,600	862
Entravision Communications Corp (a)(b)	77,154	702
Journal Communications Inc	4,000	36
Media General Inc (b)	19,300	540
Triple Crown Media Inc (a)	7,695	42

		2,182

Music (0.04%)
Entertainment Distribution Co Inc (a)	31,300	34
Steinway Musical Instruments (b)	3,500	105

		139

Networking Products (1.35%)
3Com Corp (a)	626,700	3,058
Adaptec Inc (a)	104,900	370
Avici Systems Inc (b)	3,200	26
Black Box Corp	22,677	907
Hypercom Corp (a)	57,700	312
Performance Technologies Inc (a)	16,050	91
Zhone Technologies Inc (a)(b)	97,700	136

		4,900

Non-Ferrous Metals (0.18%)
USEC Inc (a)(b)	75,800	667

Non-Hazardous Waste Disposal (0.22%)
Waste Connections Inc (a)	22,462	759
WCA Waste Corp (a)	4,300	30

		789

Office Automation & Equipment (0.37%)
IKON Office Solutions Inc	102,140	1,348
TRM Corp (a)	13,900	13

		1,361

Office Supplies & Forms (0.06%)
Ennis Inc	8,400	172
Nashua Corp (a)	4,100	50

		222

Oil — Field Services (1.94%)
Allis-Chalmers Energy Inc (a)(b)	8,700	153
Basic Energy Services Inc (a)(b)	14,700	291
Exterran Holdings Inc (a)	53,252	4,484
Horizon Offshore Inc (a)(b)	13,400	216
Infinity Energy Resources Inc (a)	8,795	10
Newpark Resources (a)(b)	48,900	306
Oil States International Inc (a)(b)	25,275	1,092
Trico Marine Services Inc (a)(b)	12,200	396
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Oil — Field Services (continued)
Union Drilling Inc (a)	9,300	$124

		7,072

Oil & Gas Drilling (0.51%)
Atwood Oceanics Inc (a)(b)	11,200	943
Bronco Drilling Co Inc (a)(b)	13,800	188
Grey Wolf Inc (a)	48,300	272
Pioneer Drilling Co (a)(b)	37,200	453

		1,856

Oil Company — Exploration & Production (4.82%)
Arena Resources Inc (a)(b)	33,810	1,234
Bois d’Arc Energy Inc (a)(b)	25,100	551
Brigham Exploration Co (a)(b)	43,100	318
Callon Petroleum Co (a)	24,300	354
Comstock Resources Inc (a)	36,000	1,316
Concho Resources Inc (a)	53,250	1,038
Continental Resources Inc/OK (a)(b)	50,725	1,193
Edge Petroleum Corp (a)(b)	14,800	134
Encore Acquisition Co (a)	36,600	1,343
EXCO Resources Inc (a)(b)	26,100	441
Gulfport Energy Corp (a)(b)	46,045	1,019
Harvest Natural Resources Inc (a)(b)	31,200	429
HKN Inc (a)	2,500	24
Mariner Energy Inc (a)	48,400	1,210
Meridian Resource Corp (a)	76,400	193
PetroHawk Energy Corp (a)	61,543	1,139
Petroleum Development Corp (a)(b)	12,000	545
Petroquest Energy Inc (a)(b)	81,175	1,047
Quest Resource Corp (a)	3,200	28
Rosetta Resources Inc (a)	12,600	239
Royale Energy Inc	4,000	14
Stone Energy Corp (a)(b)	21,800	972
Swift Energy Co (a)	24,300	1,153
Whiting Petroleum Corp (a)	29,900	1,616

		17,550

Oil Field Machinery & Equipment (0.05%)
Natural Gas Services Group Inc (a)	9,900	183

Optical Recognition Equipment (0.05%)
Digimarc Corp (a)	18,100	163

Paper & Related Products (0.89%)
Buckeye Technologies Inc (a)	30,100	539
Caraustar Industries Inc (a)	36,383	147
Glatfelter	63,300	1,017
Louisiana-Pacific Corp (b)	27,200	448
Pope & Talbot Inc (a)(b)	13,200	2
Rock-Tenn Co	14,052	410
Schweitzer-Mauduit International Inc	19,633	550
Wausau Paper Corp	13,100	131

		3,244

Pharmacy Services (0.10%)
BioScrip Inc (a)	44,600	349

Curative Health Services Inc (a)(c)(d)	4,500	—

		349

Photo Equipment & Supplies (0.00%)
Concord Camera Corp (a)	1,442	5

Physical Therapy & Rehabilitation Centers (0.08%)
RehabCare Group Inc (a)	14,100	292

Physician Practice Management (0.56%)
American Dental Partners Inc (a)	1,900	47
I-Trax Inc (a)(b)	18,750	71
OCA Inc (a)(c)(d)	1,600	—
Pediatrix Medical Group Inc (a)	29,200	1,913

		2,031

Pollution Control (0.00%)
Renegy Holdings Inc (a)	471	3

Power Converter & Supply Equipment (0.10%)
C&D Technologies Inc (a)(b)	47,100	227
Espey Manufacturing & Electronics Corp	1,400	32
Magnetek Inc (a)	21,000	108

		367

Printing — Commercial (0.04%)
Bowne & Co Inc	1,200	21
Champion Industries Inc/WV	18,958	119
Tufco Technologies Inc (a)	1,300	9

		149

Private Corrections (0.05%)
Cornell Cos Inc (a)(b)	7,700	192

Property & Casualty Insurance (4.53%)
Affirmative Insurance Holdings Inc (b)	7,700	84
AmCOMP Inc (a)	28,900	287
American Physicians Capital Inc	14,006	610
Baldwin & Lyons Inc	28,571	753
CNA Surety Corp (a)	38,100	754
Commerce Group Inc	15,800	577
Donegal Group Inc	24,663	423
EMC Insurance Group Inc	11,939	314
FPIC Insurance Group Inc (a)	12,346	516
Hallmark Financial Services (a)	2,200	37
Harleysville Group Inc	39,917	1,244
Infinity Property & Casualty Corp	32,104	1,291
Investors Title Co	700	28
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Property & Casualty Insurance (continued)
LandAmerica Financial Group Inc (b)	23,735	$660
Meadowbrook Insurance Group Inc (a)(b)	58,800	566
Mercer Insurance Group Inc	5,400	99
Midland Co/The	19,900	1,266
Navigators Group Inc (a)	15,600	941
NYMAGIC Inc	8,700	251
PMA Capital Corp (a)	44,038	436
ProAssurance Corp (a)	17,300	954
Procentury Corp	11,000	164
RLI Corp (b)	1,900	110
RTW Inc (a)	18,600	226
Safety Insurance Group Inc	5,800	209
SCPIE Holdings Inc (a)	9,300	252
SeaBright Insurance Holdings Inc (a)	10,800	180
Selective Insurance Group	47,600	1,157
State Auto Financial Corp	33,286	916
Stewart Information Services Corp	21,511	624
Unico American Corp (a)	13,834	152
United America Indemnity Ltd (a)(b)	2,404	53
Zenith National Insurance Corp	8,900	358

		16,492

Protection — Safety (0.03%)
Henry Bros Electronics Inc (a)	800	3
Mace Security International Inc (a)	11,900	26
Protection One Inc (a)(b)	5,510	67

		96

Publishing — Books (0.56%)
Scholastic Corp (a)(b)	51,508	2,039

Publishing — Newspapers (0.19%)
Journal Register Co (b)	76,700	172
Lee Enterprises Inc (b)	32,500	522

		694

Racetracks (0.07%)
Churchill Downs Inc	3,500	178
Dover Motorsports Inc	13,336	86

		264

Radio (0.89%)
Beasley Broadcasting Group Inc	6,250	47
Citadel Broadcasting Corp (b)	140,166	617
Cox Radio Inc (a)(b)	28,900	349
Cumulus Media Inc (a)(b)	82,210	847
Emmis Communications Corp (b)	27,200	141
Entercom Communications Corp (b)	32,800	608
Radio One Inc — Class D (a)	91,880	321
Regent Communications Inc (a)	8,500	19
Saga Communications Inc (a)	15,300	112
Salem Communications Corp	11,200	90
Spanish Broadcasting System Inc (a)	31,048	81

		3,232

Real Estate Management & Services (0.03%)
Tarragon Corp (a)(b)	21,400	44
United Capital Corp (a)	1,900	50
ZipRealty Inc (a)	1,200	7

		101

Real Estate Operator & Developer (0.12%)
Avatar Holdings Inc (a)(b)	6,700	312
California Coastal Communities Inc (a)(b)	10,800	104
Stratus Properties Inc (a)(b)	600	21

		437

Recreational Vehicles (0.02%)
Arctic Cat Inc	6,100	88

Recycling (0.00%)
Metal Management Inc	200	11

Regional Banks (0.34%)
National City Corp	50,868	1,234

Reinsurance (0.63%)
Argo Group International Holdings Ltd (a)	27,267	1,162
IPC Holdings Ltd (b)	37,350	1,117

		2,279

Rental — Auto & Equipment (0.93%)
Aaron Rents Inc (b)	50,400	1,068
Dollar Thrifty Automotive Group (a)	29,626	1,022
Electro Rent Corp	19,800	286
Mcgrath Rentcorp (b)	29,350	1,006

		3,382

Research & Development (0.37%)
Albany Molecular Research Inc (a)(b)	49,011	886
PharmaNet Development Group Inc (a)(b)	14,500	470

		1,356

Resorts & Theme Parks (0.30%)
Bluegreen Corp (a)(b)	33,200	250
Great Wolf Resorts Inc (a)(b)	16,000	209
ILX Resorts Inc	5,800	55
Silverleaf Resorts Inc (a)	19,929	129
Six Flags Inc (a)(b)	137,700	446

		1,089

Respiratory Products (0.01%)
Allied Healthcare Products (a)	6,400	42
Rotech Healthcare Inc (a)(b)	8,800	8

		50

See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Retail — Apparel & Shoe (0.97%)
Charming Shoppes Inc (a)	106,582	$791
Finish Line	34,900	131
Kenneth Cole Productions Inc	3,000	56
Men’s Wearhouse Inc	24,700	1,044
Shoe Carnival Inc (a)(b)	13	—
Stage Stores Inc	72,837	1,366
Syms Corp (b)	6,300	90
Wilsons The Leather Experts (a)	28,200	40

		3,518

Retail — Arts & Crafts (0.03%)
AC Moore Arts & Crafts Inc (a)(b)	6,248	104

Retail — Auto Parts (0.36%)
Coast Distribution System/CA	2,900	17
PEP Boys-Manny Moe & Jack	86,700	1,276

		1,293

Retail — Automobile (1.01%)
America’s Car-Mart Inc (a)(b)	5,800	70
Asbury Automotive Group Inc	29,900	548
Group 1 Automotive Inc (b)	18,400	571
Lithia Motors Inc (b)	19,852	337
Penske Auto Group Inc (b)	22,400	499
Rush Enterprises Inc (a)	13,350	214
Rush Enterprises Inc (a)(b)	27,300	463
Sonic Automotive Inc (b)	38,776	980

		3,682

Retail — Bookstore (0.18%)
Books-A-Million Inc (b)	3,000	40
Borders Group Inc (b)	39,700	612

		652

Retail — Computer Equipment (0.58%)
GTSI Corp (a)	7,478	83
Insight Enterprises Inc (a)(b)	55,159	1,525
PC Connection Inc (a)(b)	33,502	492

		2,100

Retail — Consumer Electronics (0.00%)
Rex Stores Corp (a)(b)	400	7
Tweeter Home Entertainment Group Inc (a)	16,350	1

		8

Retail — Discount (0.40%)
99 Cents Only Stores (a)(b)	43,400	467
Big Lots Inc (a)(b)	16,371	393
Duckwall-ALCO Stores Inc (a)(b)	6,600	241
Fred’s Inc (b)	34,000	360

		1,461

Retail — Drug Store (0.01%)
Allion Healthcare Inc (a)	5,800	44

Retail — Fabric Store (0.16%)
Jo-Ann Stores Inc (a)(b)	30,697	592

Retail — Hair Salons (0.31%)
Regis Corp	33,170	1,115

Retail — Home Furnishings (0.16%)
Bombay Co Inc/The (a)	8,100	—
Cost Plus Inc (a)(b)	12,100	35
Haverty Furniture Cos Inc (b)	15,600	133
Kirkland’s Inc (a)	25,598	25
Pier 1 Imports Inc (a)(b)	72,800	371

		564

Retail — Jewelry (0.29%)
Finlay Enterprises Inc (a)(b)	13,910	77
Lazare Kaplan International Inc (a)(b)	12,200	103
Zale Corp (a)(b)	40,600	856

		1,036

Retail — Leisure Products (0.19%)
MarineMax Inc (a)(b)	21,700	309
West Marine Inc (a)(b)	34,140	368

		677

Retail — Mail Order (0.02%)
Sharper Image Corp (a)(b)	19,496	55

Retail — Miscellaneous/Diversified (0.01%)
Hastings Entertainment Inc (a)	1,300	12
Pricesmart Inc (b)	251	7

		19

Retail — Music Store (0.00%)
Trans World Entertainment (a)	1,700	7

Retail — Office Supplies (0.17%)
School Specialty Inc (a)(b)	18,515	625

Retail — Pawn Shops (0.25%)
First Cash Financial Services Inc (a)(b)	46,200	908

Retail — Regional Department Store (0.02%)
Gottschalks Inc (a)	17,026	75

Retail — Restaurants (1.00%)
AFC Enterprises (a)(b)	52,200	697
Bob Evans Farms Inc (b)	44,729	1,260
Buca Inc (a)	15,856	40
Frisch’s Restaurants Inc	800	24
J Alexander’s Corp	5,300	70
Landry’s Restaurants Inc (b)	4,900	141
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Retail — Restaurants (continued)
Luby’s Inc (a)	21,400	$237
O’Charleys Inc	19,900	319
Steak N Shake Co/The (a)(b)	19,600	297
Triarc Cos Inc (b)	50,025	560

		3,645

Retail — Sporting Goods (0.03%)
Gander Mountain Co (a)(b)	14,100	72
Sport Chalet Inc — A Shares (a)	5,700	43
Sport Chalet Inc — B Shares (a)	800	5

		120

Retail — Video Rental (0.24%)
Blockbuster Inc — A Shares (a)(b)	141,125	742
Blockbuster Inc — B Shares (a)	27,400	128

		870

Retail — Vitamins & Nutritional Suppliments (0.00%)
AMS Health Sciences Inc (a)	100	—

Retirement & Aged Care (0.01%)
Capital Senior Living Corp (a)(b)	2,949	26

Rubber — Tires (0.46%)
Cooper Tire & Rubber Co (b)	75,398	1,680

Satellite Telecommunications (0.12%)
Loral Space & Communications Inc (a)(b)	10,400	420

Savings & Loans — Thrifts (3.35%)
Ameriana Bancorp	3,000	24
American Bancorp of New Jersey	10,792	113
BankAtlantic Bancorp Inc	46,900	193
BankFinancial Corp (b)	8,155	130
BankUnited Financial Corp (b)	29,948	258
Benjamin Franklin Bancorp Inc	1,800	26
Berkshire Hills Bancorp Inc	6,800	190
BFC Financial Corp (a)	500	1
BofI Holding Inc (a)	900	6
Brookline Bancorp Inc	62,200	669
Camco Financial Corp	9,800	123
CFS Bancorp Inc (b)	14,117	200
Citizens Community Bancorp Inc	2,400	23
Citizens First Bancorp Inc	6,200	113
Citizens South Banking Corp	12,700	153
Cooperative Bankshares Inc	250	4
Dime Community Bancshares	18,700	269
Downey Financial Corp (b)	11,400	464
First Defiance Financial Corp	7,600	179
First Federal Bancshares of Arkansas Inc	500	8
First Keystone Financial Inc (a)	100	1
First Niagara Financial Group Inc	91,800	1,212
First Pactrust Bancorp Inc	200	5
First Place Financial Corp/OH	21,794	364
FirstFed Financial Corp (a)(b)	18,600	796
Flagstar Bancorp Inc (b)	52,700	426
Flushing Financial Corp (b)	17,736	302
Franklin Bank Corp/Houston TX (a)(b)	21,377	165
Great Lakes Bancorp Inc (a)(b)	11,580	153
HF Financial Corp	7,260	116
HMN Financial Inc	200	5
KNBT Bancorp Inc	28,600	490
Legacy Bancorp Inc/MA	7,400	107
LSB Corp	5,300	84
MASSBANK Corp	1,367	49
Meta Financial Group Inc	3,600	142
MFB Corp	600	16
New Hampshire Thrift Bancshares Inc	1,000	14
New York Community Bancorp Inc	2,181	41
NewAlliance Bancshares Inc (b)	47,600	666
Northeast Community Bancorp Inc	2,900	37
Pacific Premier Bancorp Inc (a)	10,200	106
Parkvale Financial Corp	3,700	109
Partners Trust Financial Group Inc (b)	56,565	703
Provident Financial Holdings Inc	5,800	117
Provident Financial Services Inc	79,900	1,266
Provident New York Bancorp	34,990	445
Rainier Pacific Financial Group Inc	4,800	81
Riverview Bancorp Inc	15,000	212
Rome Bancorp Inc	6,900	81
TF Financial Corp	1,300	37
TierOne Corp (b)	1,791	41
Timberland Bancorp Inc/WA	17,220	252
United Community Financial Corp/OH	27,260	174
United Financial Bancorp Inc	2,100	25
United Western Bancorp Inc	2,500	54
Willow Financial Bancorp Inc	12,530	131

		12,171

Semiconductor Component — Integrated Circuits (0.63%)
Catalyst Semiconductor Inc (a)	14,400	89
Exar Corp (a)	32,246	392
Genesis Microchip Inc (a)(b)	14,900	110
Hifn Inc (a)	15,900	111
Pericom Semiconductor Corp (a)	32,520	486
Sigmatel Inc (a)	12,900	39
Standard Microsystems Corp (a)	6,455	252
TriQuint Semiconductor Inc (a)	128,970	809

		2,288

Semiconductor Equipment (2.17%)
Aetrium Inc (a)	1,400	8
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Semiconductor Equipment (continued)
ATMI Inc (a)	24,125	$775
Aviza Technology Inc (a)	4,400	12
Axcelis Technologies Inc (a)(b)	84,476	396
Brooks Automation Inc (a)	125,586	1,630
Cohu Inc	18,600	305
Credence Systems Corp (a)	126,709	386
Electroglas Inc (a)	33,359	70
Entegris Inc (a)(b)	168,951	1,543
FSI International Inc (a)	25,214	55
inTEST Corp (a)	7,190	20
MKS Instruments Inc (a)	71,616	1,438
Nanometrics Inc (a)	22,700	250
Photronics Inc (a)(b)	29,900	327
Rudolph Technologies Inc (a)(b)	24,185	315
Ultra Clean Holdings (a)	27,225	350

		7,880

Shipbuilding (0.04%)
Todd Shipyards Corp (b)	6,200	149

Software Tools (0.10%)
Borland Software Corp (a)(b)	84,326	369

Steel — Producers (0.35%)
Friedman Industries	3,100	25
Olympic Steel Inc (b)	4,200	109
Schnitzer Steel Industries Inc	14,200	938
Shiloh Industries Inc (b)	20,153	212

		1,284

Steel — Specialty (0.03%)
Material Sciences Corp (a)	11,100	97

Steel Pipe & Tube (0.12%)
Mueller Water Products Inc	30,900	327
Northwest Pipe Co (a)(b)	3,200	118

		445

Storage & Warehousing (0.06%)
Mobile Mini Inc (a)(b)	12,700	228

Sugar (0.08%)
Imperial Sugar Co	10,663	275

Telecommunication Equipment (1.12%)
Anaren Inc (a)(b)	6,180	97
Andrew Corp (a)(b)	97,380	1,428
Applied Signal Technology Inc	4,400	63
Arris Group Inc (a)(b)	26,200	301
Channell Commercial Corp (a)	1,300	4
CommScope Inc (a)(b)	26,775	1,263
Communications Systems Inc	7,600	84
Ditech Networks Inc (a)(b)	28,500	142
Preformed Line Products Co (b)	1,750	96
Symmetricom Inc (a)(b)	36,500	173
Tollgrade Communications Inc (a)	21,400	172
Utstarcom Inc (a)(b)	34,000	109
Westell Technologies Inc (a)	42,000	81
Wireless Telecom Group Inc (a)	20,000	43
XETA Technologies Inc (a)	8,425	33

		4,089

Telecommunication Equipment — Fiber Optics (0.56%)
APA Enterprises Inc (a)	2,500	3
MRV Communications Inc (a)(b)	13,600	39
Oplink Communications Inc (a)	2,300	35
Optical Cable Corp (a)	6,217	28
Optical Communication Products Inc (a)	31,600	52
Sycamore Networks Inc (a)	442,237	1,888

		2,045

Telecommunication Services (0.23%)
LCC International Inc (a)	34,649	109
NEON Communications Group Inc (a)	62,400	321
RCN Corp (b)	26,700	390

		820

Telephone — Integrated (0.52%)
D&E Communications Inc	12,107	181
IDT Corp — Class B (b)	140,500	1,128
IDT Corp	3,300	27
Level 3 Communications Inc (a)(b)	409	1
SureWest Communications (b)	21,136	560

		1,897

Television (0.16%)
Acme Communications Inc	13,378	51
Lin TV Corp (a)(b)	36,318	529

		580

Textile — Apparel (0.17%)
Perry Ellis International Inc (a)(b)	20,499	476
Talon International Inc (a)	3,300	2
Unifi Inc (a)	49,000	137

		615

Textile — Home Furnishings (0.00%)
Decorator Industries Inc	1,300	8
Quaker Fabric Corp (a)(b)	11,600	—

		8

Textile — Products (0.05%)
Culp Inc (a)	9,174	81
Dixie Group Inc (a)(b)	9,400	92

		173

See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Theaters (0.05%)
Carmike Cinemas Inc	10,500	$167

Therapeutics (0.16%)
Neurocrine Biosciences Inc (a)(b)	31,500	291
Pharmacyclics Inc (a)(b)	3,500	8
Renovis Inc (a)	15,370	54
Theragenics Corp (a)	46,600	220
Threshold Pharmaceuticals Inc (a)	1,000	1

		574

Tobacco (0.45%)
Universal Corp/Richmond VA	33,784	1,647

Tools — Hand Held (0.00%)
QEP Co Inc (a)(b)	400	4

Toys (0.28%)
Jakks Pacific Inc (a)(b)	38,204	1,012

Transport — Air Freight (0.00%)
AirNet Systems Inc (a)	1,300	3

Transport — Equipment & Leasing (0.15%)
Amerco Inc (a)(b)	7,200	465
Willis Lease Finance Corp (a)	5,400	82

		547

Transport — Marine (0.12%)
Arlington Tankers Ltd	10,875	268
International Shipholding Corp (a)(b)	7,649	166

		434

Transport — Rail (0.02%)
Providence and Worcester Railroad Co	3,600	69

Transport — Services (0.49%)
Bristow Group Inc (a)(b)	29,481	1,471
PHI Inc (a)(b)	9,400	325

		1,796

Transport — Truck (0.89%)
Arkansas Best Corp	17,600	483
Covenant Transportation Group Inc (a)	600	5
Forward Air Corp (b)	25,375	828
Frozen Food Express Industries	26,000	148
Marten Transport Ltd (a)(b)	17,850	254
PAM Transportation Services (a)(b)	12,885	215
Saia Inc (a)(b)	6,489	91
USA Truck Inc (a)	2,693	37
Werner Enterprises Inc (b)	61,000	1,160

		3,221

Travel Services (0.00%)
Ambassadors International Inc (b)	149	3

Vitamins & Nutrition Products (0.04%)
Natrol Inc (a)	10,500	31
Natural Alternatives International Inc (a)	3,300	25
Natural Health Trends Corp (a)(b)	4,700	13
Omega Protein Corp (a)	6,000	60

		129

Water (0.30%)
Connecticut Water Service Inc	6,472	159
Middlesex Water Co	2,141	40
Pico Holdings Inc (a)(b)	21,700	895

		1,094

Web Hosting & Design (0.02%)
Website Pros Inc (a)	7,361	75

Wire & Cable Products (0.51%)
Encore Wire Corp (b)	5,300	111
General Cable Corp (a)(b)	23,975	1,726

		1,837

Wireless Equipment (0.30%)
CalAmp Corp (a)	31,303	120
Carrier Access Corp (a)	13,800	40
EFJ Inc (a)	13,300	44
EMS Technologies Inc (a)(b)	12,600	353
EndWave Corp (a)(b)	9,500	80
Powerwave Technologies Inc (a)(b)	67,785	377
RF Micro Devices Inc (a)(b)	1,600	10
Telular Corp (a)	8,541	70

		1,094

TOTAL COMMON STOCKS		$355,570

SHORT TERM INVESTMENTS (27.19%)
Money Market Funds (27.19%)
BNY Institutional Cash Reserve Fund (e)	$98,938	$98,938

TOTAL SHORT TERM INVESTMENTS		$98,938

Total Investments		$454,508
Liabilities in Excess of Other Assets, Net — (24.93)%		(90,708)

TOTAL NET ASSETS — 100.00%		$363,800

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $0 or 0.00% of net assets.

(d)	Security is Illiquid

(e)	Security was purchased with the cash proceeds from securities loans.
See accompanying notes

Schedule of Investments
Partners SmallCap Value Fund II
October 31, 2007
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$49,357
Unrealized Depreciation	(47,914)

Net Unrealized Appreciation (Depreciation)	1,443
Cost for federal income tax purposes	453,065

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent
Financial	49.93%
Consumer, Cyclical	14.98%
Industrial	14.61%
Consumer, Non-cyclical	12.76%
Technology	9.30%
Communications	8.96%
Energy	7.41%
Basic Materials	5.53%
Utilities	1.43%
Diversified	0.02%
Liabilities in Excess of Other Assets, Net	(24.93%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Preferred Securities Fund
October 31, 2007

	Shares Held	Value (000’s)
PREFERRED STOCKS (61.89%)
Building — Residential & Commercial (0.34%)
Pulte Homes Inc	151,100	$2,869

Cable TV (1.27%)
Comcast Corp — 6.625%	5,700	132
Comcast Corp — 7.00%	135,700	3,360
Comcast Corp — 7.00% (a)	291,445	7,234

		10,726

Commercial Banks (6.55%)
ASBC Capital I	20,100	500
Banco Santander SA	67,018	1,555
Bancorp South Capital Trust I (a)	51,700	1,303
Banesto Holdings (b)	11,700	355
Barclays Bank PLC (c)	920,800	23,296
Citizens Funding Trust I	137,200	3,194
Compass Capital III	67,600	1,700
HSBC Holdings PLC	98,000	2,207
Provident Financial Group Inc	48,300	1,254
Royal Bank of Scotland Group PLC — Series L	170,173	3,586
Royal Bank of Scotland Group PLC — Series N	152,132	3,502
Royal Bank of Scotland Group PLC — Series Q (a)	116,939	2,880
Royal Bank of Scotland Group PLC — Series T (a)(c)	394,600	10,051

		55,383

Diversified Financial Services (2.28%)
Citigroup Capital VII	55,500	1,389
Citigroup Capital VIII	184,730	4,539
Citigroup Capital XI	89,600	1,977
General Electric Capital Corp 5.875%	47,498	1,138
General Electric Capital Corp 6.000%	311,200	7,556
General Electric Capital Corp 6.050%	100,000	2,462
General Electric Capital Corp 6.100%	9,600	239

		19,300

Electric — Integrated (3.04%)
Alabama Power Co Series 07-B (a)	217,222	5,333
Alabama Power Co Series II	369,600	8,985
Alabama Power Co Series JJ	12,700	323
Dte Energy Trust I	18,800	472
Entergy Louisiana LLC	57,400	1,444
Entergy Mississippi Inc 6.00%	5,800	141
Entergy Mississippi Inc 7.25%	44,000	1,109
FPL Group Capital Inc (a)(c)	5,000	130
Georgia Power Capital Trust VII	4,200	93
Georgia Power Co — 5.70%	10,900	266
Georgia Power Co — 5.75%	12,900	281
Georgia Power Co — 5.90%	64,200	1,502
Georgia Power Co — 6.00%	6,100	148
Gulf Power Co	4,000	91
Mississippi Power Co	30,600	737
PPL Capital Funding Inc	17,700	427
PPL Energy Supply LLC	155,700	3,916
Virginia Power Capital Trust II	9,900	248

		25,646

Fiduciary Banks (0.27%)
BNY Capital V	97,600	2,245

Finance — Consumer Loans (0.39%)
HSBC Finance Corp 6.875%	131,469	3,293

Finance — Credit Card (0.30%)
Capital One Capital II	106,900	2,555

Finance — Investment Banker & Broker (2.72%)
Bear Stearns Capital Trust III	3,200	80
JP Morgan Chase Capital XI	28,100	606
JP Morgan Chase Capital XII	18,600	464
Lehman Brothers Holdings Capital Trust III	127,228	2,870
Lehman Brothers Holdings Capital Trust Series L	21,500	479
Lehman Brothers Holdings Capital Trust Series N	46,857	1,034
Lehman Brothers Holdings Inc	58,500	1,448
Merrill Lynch Capital Trust III	38,400	968
Merrill Lynch Preferred Capital Trust III	65,000	1,583
Merrill Lynch Preferred Capital Trust IV	88,400	2,168
Merrill Lynch Preferred Capital Trust V	136,394	3,385
Morgan Stanley Capital Trust III	1,900	43
Morgan Stanley Capital Trust IV	29,100	649
Morgan Stanley Capital Trust V	32,900	688
Morgan Stanley Capital Trust VI	227,100	5,314
Morgan Stanley Capital Trust VII	50,300	1,177

		22,956

Finance — Mortgage Loan/Banker (1.52%)
Countrywide Capital 7.00%	515,052	9,142
Countrywide Financial Corp	209,800	3,735

		12,877

Finance — Other Services (0.81%)
ABN AMRO Capital Funding Trust V	142,900	3,048
ABN AMRO Capital Funding Trust VII	161,800	3,521
National Rural Utilities Cooperative Finance Corp 5.950% (a)	7,600	173
National Rural Utilities Cooperative Finance Corp 6.100%	4,300	95

		6,837

Financial Guarantee Insurance (0.45%)
AMBAC Financial Group Inc 5.875%	55,500	1,049
AMBAC Financial Group Inc 5.950%	63,100	1,268
See accompanying notes

Schedule of Investments
Preferred Securities Fund
October 31, 2007

	Shares Held	Value (000’s)
PREFERRED STOCKS (continued)
Financial Guarantee Insurance (continued)
Financial Security Assurance Holdings Ltd 5.600%	1,300	$26
Financial Security Assurance Holdings Ltd 6.250%	65,325	1,493

		3,836

Investment Companies (0.21%)
Allied Capital Corp	79,608	1,795

Investment Management & Advisory Services (2.59%)
Deutsche Bank Contingent Capital Trust	914,700	21,907

Life & Health Insurance (2.90%)
Delphi Financial Group Inc — 7.376%	296,300	6,522
Delphi Financial Group Inc — 8.000%	47,600	1,193
Lincoln National Capital VI	123,637	2,999
PLC Capital Trust III	2,000	50
PLC Capital Trust IV	35,400	881
PLC Capital Trust V	15,900	350
Protective Life Corp	399,000	9,971
Prudential PLC 6.50%	9,917	233
Prudential PLC 6.75%	91,800	2,238
Torchmark Capital Trust III	1,700	43

		24,480

Money Center Banks (2.53%)
JPM Chase Capital XVI	2,200	52
Santander Finance Preferred SA Uniperso 6.50% (a)(b)	439,195	10,321
Santander Finance Preferred SA Uniperso 6.80% (b)	471,204	11,044

		21,417

Multi-Line Insurance (5.16%)
ACE Ltd	297,050	7,575
Aegon NV- 6.375%	394,065	9,055
Aegon NV — 6.875%	3,000	74
Aegon NV — 7.25% (c)	74,100	1,872
American International Group Inc (a)	62,500	1,473
ING Groep NV 7.05%	206,238	5,135
ING Groep NV 7.20%	55,600	1,393
ING Groep NV 7.375% (a)(c)	607,600	15,457
Metlife lnc 5. 875% (a)	600	13
Metlife lnc 6.500%	10,000	249
XL Capital Ltd 7.625%	50,500	1,271

		43,567

Multimedia (0.58%)
Viacom Inc	201,200	4,877
Oil Company — Exploration & Production (0.21%)
Nexen Inc	71,100	1,756
Property & Casualty Insurance (2.62%)
Arch Capital Group Ltd 7.875%	19,200	475
Arch Capital Group Ltd 8.000%	212,000	5,300
Berkley W R Capital Trust	534,300	12,481
Markel Corp	151,600	3,881

		22,137

Regional Banks (9.02%)
BAC Capital Trust I (a)	51,300	1,283
BAC Capital Trust II	100,000	2,461
BAC Capital Trust III	10,200	255
BAC Capital Trust VIII	18,400	413
BAC Capital Trust X	283,200	6,477
BAC Capital Trust XII	210,500	5,248
Bank One Capital VI	43,500	1,088
Fifth Third Capital Trust V (a)	10,300	261
Fifth Third Capital Trust (c)	243,700	6,062
Fleet Capital Trust VIII (a)	16,600	415
KeyCorp Capital IX	71,000	1,673
KeyCorp Capital VIII	281,200	6,932
National City Capital Trust II	439,900	9,489
PNC Capital Trust D	119,000	2,687
Union Planter Preferred Funding Corp (b)(c)	10	1,113
USB Capital VI	102,600	2,187
USB Capital VII	58,800	1,278
USB Capital XI	4,592	110
Wachovia Capital Trust IV	31,900	735
Wachovia Capital Trust IX	404,700	9,251
Wachovia Corp	360,300	9,335
Wells Fargo Capital IV	97,600	2,448
Wells Fargo Capital IX	95,200	2,023
Wells Fargo Capital VII	114,100	2,511
Wells Fargo Capital XI	19,400	450

		76,185

Reinsurance (2.43%)
Everest Re Capital Trust 6.20%	154,819	3,310
Everest Re Capital Trust 7.85%	159,600	3,980
PartnerRe Ltd — Series C	123,300	2,898
PartnerRe Ltd — Series D	155,066	3,514
RenaissanceRe Holdings Ltd — Series B	42,800	1,014
RenaissanceRe Holdings Ltd — Series C	69,235	1,371
RenaissanceRe Holdings Ltd — Series D	208,000	4,472

		20,559

REITS — Apartments (0.35%)
AvalonBay Communities Inc	17,200	439
BRE Properties Inc — Series C	101,177	2,258
BRE Properties Inc — Series D	12,876	285

		2,982

REITS — Diversified (2.89%)
Duke Realty Corp — Series K	89,200	1,980
See accompanying notes

Schedule of Investments
Preferred Securities Fund
October 31, 2007

	Shares Held	Value (000’s)
PREFERRED STOCKS (continued)
REITS — Diversified (continued)
Duke Realty Corp — Series L	46,100	$1,029
Duke Realty Corp — Series M	250,411	5,885
Duke Realty Corp — Series N	139,132	3,419
PS Business Parks Inc — Series H	1,400	31
PS Business Parks Inc — Series I	136,900	3,016
PS Business Parks Inc — Series K	118,600	2,983
PS Business Parks Inc — Series L	2,400	58
PS Business Parks Inc — Series O	2,000	47
PS Business Parks Inc — Series P	183,300	4,018
Vornado Realty Trust — Series F	25,448	562
Vornado Realty Trust — Series H	21,300	474
Vornado Realty Trust — Series I	41,600	902

		24,404

REITS — Office Property (1.09%)
HRPT Properties Trust — Series B	104,103	2,603
HRPT Properties Trust — Series C	279,800	6,606

		9,209

REITS — Shopping Centers (2.51%)
Developers Diversified Realty Corp 7.375%	18,800	443
Developers Diversified Realty Corp 7.500%	7,700	185
Developers Diversified Realty Corp 8.000%	128,700	3,238
Kimco Realty Corp (c)	523,200	13,263
Regency Centers Corp 6.70%	133,000	2,974
Regency Centers Corp 7.25%	37,800	903
Regency Centers Corp 7.45%	6,500	158
Weingarten Realty Investors	2,800	66

		21,230

REITS — Single Tenant (0.28%)
Realty Income Corp Series D	87,000	2,018
Realty Income Corp Series E	13,300	337

		2,355

REITS — Storage (1.97%)
Public Storage Inc 6.450%; Series F	94,500	2,073
Public Storage Inc 6.450%; Seriex X	70,900	1,544
Public Storage Inc 6.600%; Series C	65,100	1,476
Public Storage Inc 6.625%; Series M	69,000	1,538
Public Storage Inc 6.750%; Series E	15,728	358
Public Storage Inc 6.750%; Series L	89,100	2,046
Public Storage Inc 7.125%; Series B	3,200	79
Public Storage Inc 7.250%; Series I (a)	55,300	1,360
Public Storage Inc 7.250%; Series K	108,833	2,675
Public Storage Inc 7.625%; Series T	38,100	967
Public Storage Inc; 6.850%; Series Y	98,900	2,491

		16,607

REITS — Warehouse & Industrial (1.79%)
AMB Property Corp; Series L	172,400	3,879
AMB Property Corp; Series M	52,800	1,220
AMB Property Corp; Series O	19,100	457
AMB Property Corp; Series P	166,200	3,873
First Industrial Realty Trust Inc — Series J	146,100	3,505
Prologis — Series F	1,400	32
Prologis — Series G (a)	93,600	2,158

		15,124

Sovereign Agency (0.08%)
Tennessee Valley Authority — Series D	30,800	713

Special Purpose Entity (1.36%)
Citigroup Capital XVII	57,600	1,319
Corporate-Backed Trust Certificates — Series BMY	14,100	325
Corporate-Backed Trust Certificates — Series VZ	22,800	588
CORTS Trust for AIG	2,300	52
CORTS Trust for Bellsouth Telecommunication	28,400	674
CORTS Trust for Bristol Meyers Squibb	2,000	49
CORTS Trust for First Union Institutional Capital I 8.20%	39,000	1,061
CORTS Trust for General Electric Capital	2,000	47
CORTS Trust for Goldman Sachs Capital I	17,500	379
CORTS Trust for IBM — Series IV	700	18
CORTS Trust for IBM — Series VI	3,100	76
CORTS Trust for SunAmerica	3,500	84
CORTS Trust for Verizon Global Funding 6.250%	1,300	31
National City Capital Trust IV (c)	180,000	4,540
PreferredPlus TR-CCR1; 6.00%	4,200	91
PreferredPlus Trust GSC-3	12,100	260
SATURNS — Series CSFB; 6.25%	11,200	260
SATURNS — Series CSFB; 7.00%	20,400	515
SATURNS — Series GS; 5.750% (a)	20,600	436
SATURNS — Series GS4; 6.000%	4,600	98
SATURNS — Series GS6; 6.000% (a)	9,200	196
Trust Certificates Series 2001-2	14,210	355

		11,454

Telecommunication Services (0.27%)
Centaur Funding Corp (b)	2,000	2,263

Telephone — Integrated (0.33%)
AT&T Inc 6.375%	6,500	157
Verizon New England Inc	104,378	2,656

		2,813

Television (0.78%)
CBS Corp 6.75%	128,000	3,017
See accompanying notes

Schedule of Investments
Preferred Securities Fund
October 31, 2007

	Shares	Value
	Held	(000’s)
PREFERRED STOCKS (continued)
Television (continued)
CBS Corp 7.25%	141,400	$3,536

		6,553

TOTAL PREFERRED STOCKS		$522,910

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (34.81%)
Commercial Banks (9.81%)
Banponce Trust I
8.33%, 2/1/2027	$2,000	2,086
BNP Paribas
5.19%, 6/29/2049 (a)(b)(d)	3,000	2,779
7.20%, 6/29/2049 (b)	2,000	1,989
BOI Capital Funding No. 3
6.11%, 2/4/2016(b)(d)	5,000	4,600
Caisse Nationale des Caisses
6.75%, 1/27/2049 (a)	1,500	1,451
CBA Capital Trust I
5.81%, 12/31/2049 (b)	7,000	6,837
CBG Florida REIT Corp
7.11%, 5/29/2049 (b)(d)	4,000	3,873
Centura Capital Trust I
8.85%, 6/ 1/2027 (b)	3,000	3,138
Credit Agricole SA/London
6.64%, 5/31/2049 (b)(d)	11,500	10,929
First Empire Capital Trust I
8.23%, 2/1/2027	1,500	1,564
First Hawaiian Capital I
8.34%, 7/ 1/2027	5,000	5,216
HBOS PLC
6.41%, 10/ 1/2035 (b)(d)	4,500	3,881
North Fork Capital Trust II
8.00%, 12/15/2027	3,450	3,591
Northgroup Preferred Capital Corp
6.38%, 12/29/2049 (b)(d)	10,000	9,231
Popular North America Capital Trust I
6.56%, 9/15/2034	1,000	861
Royal Bank of Scotland Group PLC
7.64%, 3/31/2049 (d)(e)	1,000	1,036
7.65%, 8/29/2049 (d)	1,200	1,281
Shinsei Finance II
7.16%, 7/29/2049 (b)(d)	6,200	5,621
Standard Chartered PLC
7.01%, 12/29/2049 (a)(b)	9,500	9,506
SwedbankAB
9.00%, 12/29/2049 (b)(d)	2,000	2,158
Westpac Capital Trust III
5.82%, 9/30/2013 (b)	1,300	1,263

		82,891

Finance — Consumer Loans (0.83%)
HSBC Finance Capital Trust IX
5.91%, 11/30/2035	7,300	6,980

Finance — Credit Card (0.34%)
Capital One Capital III
7.69%, 8/15/2036 (a)	3,000	2,908

Finance — Investment Banker & Broker (0.98%)
Goldman Sachs Group Inc/The
6.35%, 2/15/2034	500	466
JP Morgan Chase Capital XVIII
6.95%, 8/17/2036	6,900	6,808
Schwab Capital Trust I
7.50%, 11/15/2037 (d)	1,000	1,022

		8,296

Financial Guarantee Insurance (0.18%)
AMBAC Financial Group Inc
6.15%, 2/15/2037 (a)	2,000	1,528

Investment Management & Advisory Services (0.10%)
Dresdner Bank
5.81%, 6/29/2049 (d)	1,000	797

Life & Health Insurance (0.84%)
Great West Life & Annuity Insurance Co
7.15%, 5/16/2046 (b)(d)	6,000	6,130
Nationwide Financial Services
6.75%, 5/15/2037	1,000	962

		7,092

Money Center Banks (5.04%)
ABN Amro North American Holding Capital
6.52%, 12/29/2049 (b)(d)	9,600	9,872
BankAmerica Institutional
8.07%, 12/31/2026 (b)	500	521
BBVA International Preferred SA Unipers
5.92%, 12/29/2049 (b)(d)	7,600	7,004
BCI US Funding Trust
8.01%, 7/15/2008 (b)	2,830	2,889
DBS Capital Funding Corp
7.66%, 3/15/2049 (b)	1,500	1,609
Dresdner Funding Trust I
8.15%, 6/30/2031 (b)	4,200	4,595
KBC Bank Funding Trust III
9.86%, 11/29/2049 (b)(d)	2,700	2,953
Lloyds TSB Bank
6.90%, 11/29/2049 (a)	3,790	3,716
Mizuho Finance Group
8.38%, 1/29/2049	9,000	9,464

		42,623

See accompanying notes

Schedule of Investments
Preferred Securities Fund
October 31,  2007

	Principal
	Amount (000’s)	Value (000’s)
BONDS (continued)
Mortgage Banks (0.43%)
Abbey National Capital Trust I
8.96%, 12/29/2049	$3,000	$3,661

Multi-Line Insurance (4.23%)
Allstate Corp/The
6.50%, 5/15/2057	2,000	1,939
American International Group Inc
6.25%, 3/15/2037	2,200	2,047
AXA SA
6.46%, 12/31/2049 (a)(b)(d)	12,200	11,344
MetLife Inc
6.40%, 12/15/2036 (a)(d)	1,100	1,042
USF&G Capital III
8.31%, 7/1/2046 (b)	3,000	3,589
XL Capital Ltd 6.500%
6.50%, 12/31/2049 (d)	17,000	15,789

		35,750

Mutual Insurance (0.59%)
Liberty Mutual Group Inc
7.80%, 3/15/2037 (a)(b)	2,000	1,888
Oil Insurance Ltd
7.56%, 12/29/2049 (b)(d)	3,000	3,084

		4,972

Property & Casualty Insurance (1.48%)
Everest Reinsurance Holdings Inc
6.60%, 5/15/2037 (d)	2,270	2,123
Progressive Corp/The
6.70%, 6/15/2037	10,550	10,352

		12,475

Regional Banks (1.40%)
KeyCorp Capital II
6.88%, 3/17/2029	5,000	5,094
PNC Preferred Funding Trust I
6.52%, 12/31/2049 (b)(d)	6,700	6,739

		11,833

Savings & Loans — Thrifts (1.40%)
Washington Mutual Preferred Funding Cayman
7.25%, 3/29/2049 (a)(b)	9,900	7,919
Washington Mutual Preferred Funding II
6.67%, 12/29/2049 (a)(b)(d)	5,100	3,876

		11,795

Special Purpose Banks (0.24%)
Agfirst Farm Credit Bank
7.30%, 12/15/2008 (b)	2,000	1,989

Special Purpose Entity (5.83%)
BankBoston Capital Trust IV
6.32%, 6/ 8/2028 (d)	5,000	4,598
BayernLB Capital Trust I
6.20%, 12/31/2049	8,230	7,389
CA Preferred Trust
7.00%, 1/29/2049	7,300	7,211
Capital One Capital IV
6.75%, 2/17/2037 (a)	2,000	1,760
ILFC E-Capital Trust II
6.25%, 12/21/2065 (b)(d)	2,000	1,963
JP Morgan Chase Capital XX
6.55%, 9/29/2036	850	797
JPM Chase Capital XXI
6.31%, 2/2/2037 (a)	2,000	1,774
Old Mutual Capital Funding
8.00%, 5/29/2049 (a)	3,000	3,046
QBE Capital Funding II LP
6.80%, 6/29/2049 (a)(b)(d)(e)	21,200	20,734

		49,272

Tools — Hand Held (0.79%)
Stanley Works Capital Trust I
5.90%, 12/1/2045 (d)	7,000	6,677

Transport — Rail (0.30%)
BNSF Funding Trust I
6.61%, 12/15/2055 (d)	2,750	2,568

TOTAL BONDS		$294,107

SHORT TERM INVESTMENTS(6.25%)
Money Market Funds (6.25%)
BNY Institutional Cash Reserve Fund (f)	$52,855	$52,855

TOTAL SHORT TERM INVESTMENTS		$52,855

Total Investments		$869,872
Liabilities in Excess of Other Assets, Net — (2.95)%		(24,917)

TOTAL NET ASSETS — 100.00%		$844,955

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $189,599 or 22.44% of net assets.

(c)	Non-Income Producing Security

(d)	Variable Rate

(e)	Security purchased on a when-issued basis.

(f)	Security was purchased with the cash proceeds from securities loans.
See accompanying notes

Schedule of Investments
Preferred Securities Fund
October 31, 2007
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$4,476
Unrealized Depreciation	(40,352)

Net Unrealized Appreciation (Depreciation)	(35,876)
Cost for federal income tax purposes	904,423

All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent
Financial	94.97%
Communications	3.22%
Utilities	3.04%
Industrial	1.09%
Consumer, Cyclical	0.34%
Energy	0.21%
Government	0.08%
Liabilities in Excess of Other Assets, Net	(2.95%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2010 Fund
October 31, 2007

		Value
	Shares Held	(000’s)

INVESTMENT COMPANIES (99.66%)
Principal Investors Fund, Inc. Institutional Class (99.66%)
Bond & Mortgage Securities Fund (a)	44,003,740	$462,039
Disciplined LargeCap Blend Fund (a)	9,501,410	169,600
High Yield Fund (a)	3,418,884	36,274
High Yield Fund II (a)	1,331,393	11,636
Inflation Protection Fund (a)	6,478,059	61,218
International Emerging Markets Fund (a)	1,332,522	52,781
International Growth Fund (a)	10,596,718	164,673
LargeCap Growth Fund (a)	7,703,817	77,192
LargeCap Value Fund (a)	3,375,854	45,777
Partners International Fund (a)	4,976,091	93,053
Partners LargeCap Blend Fund I (a)	8,399,650	89,036
Partners LargeCap Growth Fund I (a)	8,011,988	76,835
Partners LargeCap Value Fund (a)	2,797,387	44,507
Partners LargeCap Value Fund I (a)	3,088,338	46,387
Partners SmallCap Growth Fund III (a)(b)	2,065,493	27,905
Preferred Securities Fund (a)	11,121,143	111,990
Real Estate Securities Fund (a)	4,202,589	104,897
SmallCap S&P 600 Index Fund (a)	2,201,971	42,652
SmallCap Value Fund (a)	1,333,242	25,212
Ultra Short Bond Fund (a)	6,177,431	59,056

		1,802,720

TOTAL INVESTMENT COMPANIES		$1,802,720

Total Investments		$1,802,720
Other Assets in Excess of Liabilities, Net - 0.34%		6,104

TOTAL NET ASSETS - 100.00%		$1,808,824

(a)	Affiliated Security

(b)	Non-Income Producing Security
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$197,967
Unrealized Depreciation	(19,226)

Net Unrealized Appreciation (Depreciation)	178,741
Cost for federal income tax purposes	1,623,979
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Domestic Equity Funds	41.46%
Fixed Income Funds	41.03%
International Equity Funds	17.17%
Other Assets in Excess of Liabilities, Net	0.34%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2010 Fund
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases		Sales		October 31, 2007
	Shares	Cost(000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Fund	32,261,516	$344,546	16,161,332	$171,558	4,419,108	$46,708	44,003,740	469,385
Disciplined LargeCap Blend Fund	6,931,290	96,472	2,688,423	45,280	118,303	2,018	9,501,410	139,735
High Yield Fund	—	—	3,442,380	35,922	23,496	242	3,418,884	35,680
High Yield Fund II	—	—	2,815,203	24,793	1,483,810	12,822	1,331,393	11,784
Inflation Protection Fund	923,703	8,853	5,665,652	53,788	111,296	1,048	6,478,059	61,593
International Emerging Markets Fund	302,245	7,167	1,053,058	28,362	22,781	656	1,332,522	34,876
International Growth Fund	4,800,501	48,906	5,935,400	79,111	139,183	1,925	10,596,718	126,100
LargeCap Growth Fund	5,682,761	37,726	2,116,712	17,992	95,656	819	7,703,817	54,901
LargeCap Value Fund	2,484,878	26,998	931,868	12,368	40,892	552	3,375,854	38,815
Partners International Fund	946,594	14,216	4,110,647	65,642	81,150	1,338	4,976,091	78,524
Partners LargeCap Blend Fund I	1,100,227	10,226	7,450,724	73,881	151,301	1,532	8,399,650	82,576
Partners LargeCap Growth Fund I	1,504,561	12,226	6,633,432	56,510	126,005	1,105	8,011,988	67,632
Partners LargeCap Growth Fund II	3,314,722	24,890	146,529	1,238	3,461,251	29,847	—	—
Partners LargeCap Value Fund	3,382,608	42,166	819,751	13,000	1,404,972	21,550	2,797,387	35,298
Partners LargeCap Value Fund I	596,502	7,981	2,542,690	35,914	50,854	740	3,088,338	43,156
Partners SmallCap Growth Fund III	441,603	5,422	1,663,228	20,254	39,338	483	2,065,493	25,192
Preferred Securities Fund	9,176,295	98,483	3,054,275	31,914	1,109,427	11,918	11,121,143	118,480
Real Estate Securities Fund	3,410,267	59,946	1,428,688	36,218	636,366	17,418	4,202,589	79,973
SmallCap S&P 600 Index Fund	2,094,783	30,439	628,094	11,848	520,906	9,508	2,201,971	32,996
SmallCap Value Fund	312,204	5,794	1,046,598	19,954	25,560	482	1,333,242	25,266
Ultra Short Bond Fund	9,186,820	92,325	1,734,862	17,185	4,744,251	47,741	6,177,431	61,836

		$974,782		$852,732		$210,452		$1,623,798

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Bond & Mortgage Securities Fund	$21,587	$-11	$—
Disciplined LargeCap Blend Fund	1,356	1	2,625
High Yield Fund	—	—	—
High Yield Fund II	1,207	-187	—
Inflation Protection Fund	2,257	—	—
International Emerging Markets Fund	822	3	287
International Growth Fund	3,533	8	4,339
LargeCap Growth Fund	328	2	572
LargeCap Value Fund	588	1	1,501
Partners International Fund	1,173	4	1,387
Partners LargeCap Blend Fund I	243	1	—
Partners LargeCap Growth Fund I	344	1	1,050
Partners LargeCap Growth Fund II	678	3,719	560
Partners LargeCap Value Fund	728	1,682	1,993
Partners LargeCap Value Fund I	230	1	277
Partners SmallCap Growth Fund III	633	-1	124
Preferred Securities Fund	5,998	1	—
Real Estate Securities Fund	854	1,227	6,698
SmallCap S&P 600 Index Fund	616	217	1,743
SmallCap Value Fund	311	—	174
Ultra Short Bond Fund	3,227	67	12

	$46,713	$6,736	$23,342

See accompanying notes

Schedule of Investments
Principal LifeTime 2020 Fund
October 31, 2007

		Value
	Shares Held	(000’s)

INVESTMENT COMPANIES (99.82%)
Principal Investors Fund, Inc. Institutional Class (99.82%)
Bond & Mortgage Securities Fund (a)	65,301,064	$685,661
Disciplined LargeCap Blend Fund (a)	23,245,105	414,925
High Yield Fund (a)	9,842,633	104,430
High Yield Fund II (a)	3,450,904	30,161
International Emerging Markets Fund (a)	3,628,689	143,732
International Growth Fund (a)	27,235,907	423,246
LargeCap Growth Fund (a)	18,732,649	187,701
LargeCap Value Fund (a)	8,314,797	112,749
Partners International Fund (a)	12,149,528	227,196
Partners LargeCap Blend Fund I (a)	19,912,447	211,072
Partners LargeCap Growth Fund I (a)	21,496,413	206,151
Partners LargeCap Value Fund (a)	7,225,587	114,959
Partners LargeCap Value Fund I (a)	7,882,867	118,401
Partners MidCap Growth Fund (a)(b)	4,277,576	52,229
Partners MidCap Value Fund I (a)	2,724,443	40,758
Partners SmallCap Growth Fund III (a)(b)	5,185,924	70,062
Preferred Securities Fund (a)	18,907,441	190,398
Real Estate Securities Fund (a)	7,039,662	175,710
SmallCap S&P600 Index Fund (a)	3,970,482	76,908
SmallCap Value Fund (a)	3,341,152	63,181

		3,649,630

TOTAL INVESTMENT COMPANIES		$3,649,630

Total Investments		$3,649,630
Other Assets in Excess of Liabilities, Net - 0.18%		6,422

TOTAL NET ASSETS - 100.00%		$3,656,052

(a)	Affiliated Security

(b)	Non-Income Producing Security
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$472,144
Unrealized Depreciation	(24,894)

Net Unrealized Appreciation (Depreciation)	447,250
Cost for federal income tax purposes	3,202,380
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Domestic Equity Funds	50.46%
Fixed Income Funds	27.64%
International Equity Funds	21.72%
Other Assets in Excess of Liabilities, Net	0.18%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2020 Fund
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases		Sales		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Fund	45,315,518	$483,756	30,453,304	$323,040	10,467,758	$110,623	65,301,064	$696,153
Disciplined LargeCap Blend Fund	19,051,862	266,736	6,452,296	109,191	2,259,053	36,137	23,245,105	341,412
High Yield Fund	—	—	9,847,099	102,720	4,466	47	9,842,633	102,673
High Yield Fund II	—	—	7,258,774	63,922	3,807,870	32,900	3,450,904	30,526
International Emerging Markets Fund	794,912	18,856	2,871,803	76,941	38,026	976	3,628,689	94,821
International Growth Fund	14,268,420	150,501	13,046,908	175,642	79,421	1,071	27,235,907	325,073
LargeCap Growth Fund	14,292,690	96,316	4,839,501	41,655	399,542	3,054	18,732,649	134,913
LargeCap Value Fund	6,286,768	69,472	2,503,640	33,198	475,611	6,039	8,314,797	96,740
Partners International Fund	1,984,659	29,808	10,249,437	163,292	84,568	1,323	12,149,528	191,778
Partners LargeCap Blend Fund I	3,504,317	32,543	16,532,109	163,468	123,979	1,190	19,912,447	194,821
Partners LargeCap Growth Fund I	2,889,385	23,543	18,746,456	160,356	139,428	1,185	21,496,413	182,719
Partners LargeCap Growth Fund II	8,488,405	65,130	379,166	3,203	8,867,571	76,374	—	—
Partners LargeCap Value Fund	8,195,597	104,109	2,293,909	36,371	3,263,919	50,040	7,225,587	94,336
Partners LargeCap Value Fund I	1,412,615	18,934	6,537,497	92,119	67,245	936	7,882,867	110,118
Partners MidCap Growth Fund	874,659	8,217	3,450,649	34,845	47,732	464	4,277,576	42,599
Partners MidCap Value Fund I	595,798	8,217	2,160,711	31,379	32,066	463	2,724,443	39,133
Partners SmallCap Growth Fund III	2,528,923	28,072	2,679,476	32,904	22,475	292	5,185,924	60,684
Preferred Securities Fund	17,126,196	183,757	5,680,451	59,213	3,899,206	42,069	18,907,441	200,860
Real Estate Securities Fund	6,246,722	115,012	2,643,007	66,630	1,850,067	50,569	7,039,662	136,687
SmallCap S&P 600 Index Fund	2,392,018	37,136	1,649,197	30,833	70,733	1,251	3,970,482	66,719
SmallCap Value Fund	1,659,944	27,574	1,693,862	32,048	12,654	247	3,341,152	59,376

		$1,767,689		$1,832,970		$417,250		$3,202,141

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Bond & Mortgage Securities Fund	$31,875	$-20	$—
Disciplined LargeCap Blend Fund	3,444	1,622	6,737
High Yield Fund	—	—	—
High Yield Fund II	3,050	-496	—
International Emerging Markets Fund	1,966	—	698
International Growth Fund	9,907	1	12,178
LargeCap Growth Fund	804	-4	1,423
LargeCap Value Fund	1,451	109	3,708
Partners International Fund	2,250	1	2,698
Partners LargeCap Blend Fund I	554	—	—
Partners LargeCap Growth Fund I	729	5	2,217
Partners LargeCap Growth Fund II	1,755	8,041	1,448
Partners LargeCap Value Fund	1,761	3,896	4,820
Partners LargeCap Value Fund I	513	1	640
Partners MidCap Growth Fund	32	1	328
Partners MidCap Value Fund I	220	—	475
Partners SmallCap Growth Fund III	2,749	—	540
Preferred Securities Fund	10,241	-41	—
Real Estate Securities Fund	1,470	5,614	12,209
SmallCap S&P 600 Index Fund	828	1	2,305
SmallCap Value Fund	1,154	1	682

	$76,753	$18,732	$53,106

See accompanying notes

Schedule of Investments
Principal LifeTime 2030 Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.89%)
Principal Investors Fund, Inc. Institutional Class (99.89%)
Bond & Mortgage Securities Fund (a)	30,675,038	$322,088
Disciplined LargeCap Blend Fund (a)	21,631,814	386,128
High Yield Fund (a)	9,661,618	102,510
High Yield Fund II (a)	3,264,200	28,529
International Emerging Markets Fund (a)	3,559,209	140,980
International Growth Fund (a)	26,708,452	415,049
LargeCap Growth Fund (a)	19,342,718	193,814
LargeCap Value Fund (a)	8,710,901	118,120
Partners International Fund (a)	11,972,365	223,883
Partners LargeCap Blend Fund I (a)	18,398,551	195,025
Partners LargeCap Growth Fund I (a)	21,142,593	202,757
Partners LargeCap Value Fund (a)	6,997,746	111,334
Partners LargeCap Value Fund I (a)	7,963,665	119,614
Partners MidCap Growth Fund (a)(b)	4,501,613	54,965
Partners MidCap Value Fund I (a)	3,150,266	47,128
Partners SmallCap Growth Fund I (a)(b)	3,063,792	36,214
Partners SmallCap Growth Fund III (a)(b)	3,747,500	50,629
Partners SmallCap Value Fund I (a)	1,627,751	29,983
Preferred Securities Fund (a)	13,121,802	132,137
Real Estate Securities Fund (a)	4,914,626	122,669
SmallCap S&P 600 Index Fund (a)	2,123,658	41,135
SmallCap Value Fund (a)	2,419,998	45,762

		3,120,453

TOTAL INVESTMENT COMPANIES		$3,120,453

Total Investments		$3,120,453
Other Assets in Excess of Liabilities, Net - 0.11%		3,378

TOTAL NET ASSETS - 100.00%		$3,123,831

(a)	Affiliated Security

(b)	Non-Income Producing Security
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$460,706
Unrealized Depreciation	(15,562)

Net Unrealized Appreciation (Depreciation)	445,144
Cost for federal income tax purposes	2,675,309
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Domestic Equity Funds	56.19%
International Equity Funds	24.97%
Fixed Income Funds	18.73%
Other Assets in Excess of Liabilities, Net	0.11%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2030 Fund
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases		Sales		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Fund	26,490,815	$282,645	14,228,107	$150,896	10,043,884	$106,130	30,675,038	$327,373
Disciplined LargeCap Blend Fund	17,682,412	246,222	6,409,123	108,315	2,459,721	39,068	21,631,814	317,065
High Yield Fund	—	—	9,663,955	100,803	2,337	24	9,661,618	100,779
High Yield Fund II	—	—	6,863,737	60,442	3,599,537	31,100	3,264,200	28,867
International Emerging Markets Fund	775,300	18,378	2,784,506	75,378	597	19	3,559,209	93,737
International Growth Fund	14,995,161	157,682	11,962,576	161,399	249,285	3,069	26,708,452	316,010
LargeCap Growth Fund	14,254,638	95,721	5,091,643	43,913	3,563	30	19,342,718	139,604
LargeCap Value Fund	6,419,477	70,611	2,641,351	35,020	349,927	4,522	8,710,901	101,262
Partners International Fund	1,938,344	29,076	10,036,212	159,692	2,191	35	11,972,365	188,733
Partners LargeCap Blend Fund I	2,909,451	26,981	15,492,537	152,638	3,437	34	18,398,551	179,585
Partners LargeCap Growth Fund I	3,222,569	26,180	17,923,938	153,298	3,914	34	21,142,593	179,444
Partners LargeCap Growth Fund II	8,467,438	64,557	377,334	3,188	8,844,772	76,186	—	—
Partners LargeCap Value Fund	8,246,213	103,760	2,252,376	35,696	3,500,843	53,523	6,997,746	90,150
Partners LargeCap Value Fund I	1,419,359	18,981	6,545,797	92,452	1,491	21	7,963,665	111,412
Partners MidCap Growth Fund	1,090,051	10,236	3,412,370	34,563	808	9	4,501,613	44,790
Partners MidCap Value Fund I	742,554	10,236	2,408,326	34,975	614	9	3,150,266	45,202
Partners SmallCap Growth Fund I	778,091	7,142	2,286,268	23,003	567	6	3,063,792	30,139
Partners SmallCap Growth Fund III	2,546,236	27,917	1,201,970	15,001	706	8	3,747,500	42,910
Partners SmallCap Value Fund I	391,885	7,142	1,236,199	23,207	333	5	1,627,751	30,344
Preferred Securities Fund	9,405,757	100,532	4,134,378	43,107	418,333	4,525	13,121,802	139,113
Real Estate Securities Fund	4,276,702	77,057	1,869,291	46,979	1,231,367	33,526	4,914,626	94,007
SmallCap S&P 600 Index Fund	1,903,947	28,341	679,365	12,803	459,654	8,007	2,123,658	33,229
SmallCap Value Fund	1,696,703	27,670	723,779	13,670	484	9	2,419,998	41,331

		$1,437,067		$1,580,438		$359,899		$2,675,086

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Bond & Mortgage Securities Fund	$16,069	$-38	$—
Disciplined LargeCap Blend Fund	3,216	1,596	6,293
High Yield Fund	—	—	—
High Yield Fund II	2,843	-475	—
International Emerging Markets Fund	1,963	—	686
International Growth Fund	10,003	-2	12,294
LargeCap Growth Fund	802	—	1,418
LargeCap Value Fund	1,474	153	3,766
Partners International Fund	2,034	—	2,399
Partners LargeCap Blend Fund I	470	—	—
Partners LargeCap Growth Fund I	717	—	2,163
Partners LargeCap Growth Fund II	1,747	8,441	1,441
Partners LargeCap Value Fund	1,782	4,217	4,878
Partners LargeCap Value Fund I	508	—	608
Partners MidCap Growth Fund	40	—	411
Partners MidCap Value Fund I	268	—	595
Partners SmallCap Growth Fund I	—	—	436
Partners SmallCap Growth Fund III	2,582	—	507
Partners SmallCap Value Fund I	186	—	456
Preferred Securities Fund	6,789	-1	—
Real Estate Securities Fund	1,018	3,497	8,455
SmallCap S&P 600 Index Fund	622	92	1,758
SmallCap Value Fund	1,100	—	658

	$56,233	$17,480	$49,222

See accompanying notes

Schedule of Investments
Principal LifeTime 2040 Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.86%)
Principal Investors Fund, Inc. Institutional Class (99.86%)
Bond & Mortgage Securities Fund (a)	6,881,693	$72,258
Disciplined LargeCap Blend Fund (a)	10,956,904	195,581
High Yield Fund (a)	5,214,371	55,324
High Yield Fund II (a)	1,682,748	14,707
International Emerging Markets Fund (a)	1,991,821	78,896
International Growth Fund (a)	14,356,690	223,103
LargeCap Growth Fund (a)	10,458,590	104,795
LargeCap Value Fund (a)	4,859,107	65,889
Partners International Fund (a)	6,501,116	121,571
Partners LargeCap Blend Fund I (a)	9,699,711	102,817
Partners LargeCap Growth Fund I (a)	12,409,583	119,008
Partners LargeCap Value Fund (a)	4,104,731	65,306
Partners LargeCap Value Fund I (a)	4,412,985	66,283
Partners MidCap Growth Fund (a)(b)	2,348,024	28,669
Partners MidCap Value Fund I (a)	1,647,866	24,652
Partners SmallCap Growth Fund I (a)(b)	1,959,889	23,166
Partners SmallCap Growth Fund III (a)(b)	1,950,444	26,351
Partners SmallCap Value Fund I (a)	1,094,727	20,165
Preferred Securities Fund (a)	4,987,053	50,220
Real Estate Securities Fund (a)	2,107,526	52,604
SmallCap S&P 600 Index Fund (a)	1,037,150	20,090
SmallCap Value Fund (a)	1,262,514	23,874

		1,555,329

TOTAL INVESTMENT COMPANIES		$1,555,329

Total Investments		$1,555,329
Other Assets in Excess of Liabilities, Net - 0.14%		2,243

TOTAL NET ASSETS - 100.00%		$1,557,572

(a)	Affiliated Security

(b)	Non-Income Producing Security
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$229,979
Unrealized Depreciation	(5,876)

Net Unrealized Appreciation (Depreciation)	224,103
Cost for federal income tax purposes	1,331,226
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Domestic Equity Funds	60.30%
International Equity Funds	27.20%
Fixed Income Funds	12.36%
Other Assets in Excess of Liabilities, Net	0.14%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2040 Fund
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases		Sales		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Fund	8,377,501	$89,200	3,794,547	$40,208	5,290,355	$55,886	6,881,693	$73,507
Disciplined LargeCap Blend Fund	8,866,835	124,288	3,489,819	58,875	1,399,750	23,066	10,956,904	161,920
High Yield Fund	—	—	5,216,754	54,415	2,383	23	5,214,371	54,392
High Yield Fund II	—	—	3,546,174	31,229	1,863,426	16,100	1,682,748	14,880
International Emerging Markets Fund	334,510	7,943	1,658,016	44,762	705	19	1,991,821	52,686
International Growth Fund	7,145,591	76,731	7,216,538	96,908	5,439	69	14,356,690	173,583
LargeCap Growth Fund	7,748,607	52,976	2,961,353	25,538	251,370	2,032	10,458,590	76,524
LargeCap Value Fund	3,522,214	39,530	1,568,798	20,813	231,905	3,023	4,859,107	57,442
Partners International Fund	1,024,203	15,377	5,479,372	87,917	2,459	38	6,501,116	103,256
Partners LargeCap Blend Fund I	1,464,293	13,585	8,239,006	81,448	3,588	35	9,699,711	94,998
Partners LargeCap Growth Fund I	1,935,156	15,689	10,478,994	89,974	4,567	39	12,409,583	105,624
Partners LargeCap Growth Fund II	4,646,818	36,127	186,607	1,577	4,833,425	41,891	—	—
Partners LargeCap Value Fund	4,415,641	56,924	1,369,490	21,733	1,680,400	26,024	4,104,731	54,841
Partners LargeCap Value Fund I	689,915	9,226	3,724,703	52,684	1,633	22	4,412,985	61,888
Partners MidCap Growth Fund	549,629	5,151	1,905,184	19,327	106,789	1,008	2,348,024	23,468
Partners MidCap Value Fund I	374,364	5,151	1,345,466	19,533	71,964	1,010	1,647,866	23,674
Partners SmallCap Growth Fund I	561,220	5,151	1,607,968	16,121	209,299	2,008	1,959,889	19,265
Partners SmallCap Growth Fund III	1,443,084	15,957	684,302	8,543	176,942	2,010	1,950,444	22,485
Partners SmallCap Value Fund I	282,693	5,151	868,403	16,272	56,369	1,008	1,094,727	20,414
Preferred Securities Fund	2,846,191	30,424	2,142,813	22,509	1,951	19	4,987,053	52,914
Real Estate Securities Fund	1,338,648	25,991	827,635	20,781	58,757	1,521	2,107,526	45,248
SmallCap S&P 600 Index Fund	1,061,995	16,376	349,433	6,597	374,278	7,008	1,037,150	16,321
SmallCap Value Fund	959,088	15,991	409,167	7,733	105,741	2,009	1,262,514	21,759

		$662,939		$845,497		$185,868		$1,331,089

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Bond & Mortgage Securities Fund	$4,297	$-15	$—
Disciplined LargeCap Blend Fund	1,433	1,823	2,803
High Yield Fund	—	—	—
High Yield Fund II	1,456	-249	—
International Emerging Markets Fund	1,100	—	389
International Growth Fund	4,722	13	5,789
LargeCap Growth Fund	422	42	746
LargeCap Value Fund	797	122	2,038
Partners International Fund	1,283	—	1,532
Partners LargeCap Blend Fund I	301	—	—
Partners LargeCap Growth Fund I	469	—	1,440
Partners LargeCap Growth Fund II	864	4,187	713
Partners LargeCap Value Fund	898	2,208	2,458
Partners LargeCap Value Fund I	281	—	343
Partners MidCap Growth Fund	19	-2	202
Partners MidCap Value Fund I	134	—	293
Partners SmallCap Growth Fund I	—	1	320
Partners SmallCap Growth Fund III	1,464	-5	287
Partners SmallCap Value Fund I	137	-1	334
Preferred Securities Fund	2,469	—	—
Real Estate Securities Fund	379	-3	2,769
SmallCap S&P 600 Index Fund	262	356	742
SmallCap Value Fund	589	44	353

	$23,776	$8,521	$23,551

See accompanying notes

Schedule of Investments
Principal LifeTime 2050 Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.82%)
Principal Investors Fund, Inc. Institutional Class (99.82%)
Bond & Mortgage Securities Fund (a)	1,181,248	$12,403
Disciplined LargeCap Blend Fund (a)	4,550,391	81,225
High Yield Fund (a)	2,242,527	23,793
High Yield Fund II (a)	743,677	6,500
International Emerging Markets Fund (a)	838,611	33,217
International Growth Fund (a)	6,338,695	98,503
LargeCap Growth Fund (a)	4,729,498	47,390
LargeCap Value Fund (a)	2,142,878	29,057
Partners International Fund (a)	2,738,525	51,210
Partners LargeCap Blend Fund I (a)	4,003,696	42,439
Partners LargeCap Growth Fund I (a)	5,416,242	51,942
Partners LargeCap Value Fund (a)	1,800,675	28,649
Partners LargeCap Value Fund I (a)	2,016,280	30,285
Partners MidCap Growth Fund (a)(b)	1,045,781	12,769
Partners MidCap Value Fund I (a)	731,525	10,944
Partners SmallCap Growth Fund I (a)(b)	1,035,972	12,245
Partners SmallCap Growth Fund III (a)(b)	852,347	11,515
Partners SmallCap Value Fund I (a)	579,475	10,674
Preferred Securities Fund (a)	1,729,719	17,418
Real Estate Securities Fund (a)	886,867	22,136
SmallCap S&P 600 Index Fund (a)	366,327	7,096
SmallCap Value Fund (a)	550,271	10,406

		651,816

TOTAL INVESTMENT COMPANIES		$651,816

Total Investments		$651,816
Other Assets in Excess of Liabilities, Net - 0.18%		1,168

TOTAL NET ASSETS - 100.00%		$652,984

(a)	Affiliated Security

(b)	Non-Income Producing Security
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$102,581
Unrealized Depreciation	(2,754)

Net Unrealized Appreciation (Depreciation)	99,827
Cost for federal income tax purposes	551,989
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Domestic Equity Funds	62.60%
International Equity Funds	28.01%
Fixed Income Funds	9.21%
Other Assets in Excess of Liabilities, Net	0.18%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2050 Fund
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases		Sales		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Fund	2,129,778	$22,682	1,385,171	$14,737	2,333,701	$24,662	1,181,248	$12,707
Disciplined LargeCap Blend Fund	4,468,706	62,644	1,252,211	21,233	1,170,526	19,229	4,550,391	66,174
High Yield Fund	—	—	2,250,428	23,482	7,901	81	2,242,527	23,401
High Yield Fund II	—	—	1,567,513	13,804	823,836	7,118	743,677	6,576
International Emerging Markets Fund	153,633	3,639	689,649	18,828	4,671	130	838,611	22,337
International Growth Fund	3,829,217	40,873	2,582,407	34,977	72,929	922	6,338,695	74,926
LargeCap Growth Fund	3,804,313	26,022	1,227,911	10,633	302,726	2,319	4,729,498	34,334
LargeCap Value Fund	1,656,061	18,471	655,385	8,694	168,568	2,087	2,142,878	25,081
Partners International Fund	492,955	7,381	2,259,027	36,308	13,457	216	2,738,525	43,473
Partners LargeCap Blend Fund I	725,376	6,726	3,296,645	32,466	18,325	180	4,003,696	39,012
Partners LargeCap Growth Fund I	878,989	7,122	4,560,594	39,152	23,341	202	5,416,242	46,072
Partners LargeCap Growth Fund II	2,207,972	17,117	97,525	824	2,305,497	19,879	—	—
Partners LargeCap Value Fund	2,243,982	28,884	562,872	8,924	1,006,179	15,586	1,800,675	23,616
Partners LargeCap Value Fund I	340,789	4,553	1,686,302	23,819	10,811	152	2,016,280	28,220
Partners MidCap Growth Fund	306,701	2,863	745,296	7,553	6,216	64	1,045,781	10,352
Partners MidCap Value Fund I	208,917	2,863	527,046	7,652	4,438	64	731,525	10,451
Partners SmallCap Growth Fund I	313,777	2,863	728,425	7,352	6,230	63	1,035,972	10,152
Partners SmallCap Growth Fund III	775,556	8,605	287,230	3,587	210,439	2,531	852,347	9,677
Partners SmallCap Value Fund I	176,589	3,208	406,377	7,600	3,491	64	579,475	10,744
Preferred Securities Fund	864,458	9,244	873,115	9,219	7,854	80	1,729,719	18,382
Real Estate Securities Fund	331,292	6,808	560,565	14,642	4,990	122	886,867	21,328
SmallCap S&P 600 Index Fund	463,238	7,019	117,112	2,210	214,023	4,022	366,327	5,479
SmallCap Value Fund	517,587	8,635	173,227	3,274	140,543	2,532	550,271	9,377

		$298,222		$350,970		$102,305		$551,871

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Bond & Mortgage Securities Fund	$1,020	$-50	$—
Disciplined LargeCap Blend Fund	647	1,526	1,266
High Yield Fund	—	—	—
High Yield Fund II	643	-110	—
International Emerging Markets Fund	608	—	217
International Growth Fund	2,477	-2	3,053
LargeCap Growth Fund	214	-2	379
LargeCap Value Fund	391	3	1,001
Partners International Fund	638	—	771
Partners LargeCap Blend Fund I	134	—	—
Partners LargeCap Growth Fund I	240	—	751
Partners LargeCap Growth Fund II	451	1,938	372
Partners LargeCap Value Fund	434	1,394	1,188
Partners LargeCap Value Fund I	140	—	175
Partners MidCap Growth Fund	10	—	100
Partners MidCap Value Fund I	64	—	146
Partners SmallCap Growth Fund I	—	—	160
Partners SmallCap Growth Fund III	710	16	139
Partners SmallCap Value Fund I	77	—	196
Preferred Securities Fund	862	-1	—
Real Estate Securities Fund	143	—	803
SmallCap S&P 600 Index Fund	101	272	284
SmallCap Value Fund	335	—	201

	$10,339	$4,984	$11,202

See accompanying notes

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.86%)
Principal Investors Fund, Inc. Institutional Class (99.86%)
Bond & Mortgage Securities Fund (a)	22,944,458	$240,917
Disciplined LargeCap Blend Fund (a)	1,191,068	21,261
Inflation Protection Fund (a)	7,733,409	73,081
International Growth Fund (a)	1,499,535	23,303
LargeCap Growth Fund (a)	1,135,574	11,378
LargeCap Value Fund (a)	643,546	8,727
Partners International Fund (a)	744,410	13,920
Partners LargeCap Blend Fund I (a)	1,233,522	13,075
Partners LargeCap Growth Fund I (a)	960,708	9,213
Partners LargeCap Value Fund (a)	590,376	9,393
Preferred Securities Fund (a)	3,679,648	37,054
Real Estate Securities Fund (a)	982,146	24,514
SmallCap S&P 600 Index Fund (a)	480,182	9,301
Ultra Short Bond Fund (a)	7,030,429	67,211

		562,348

TOTAL INVESTMENT COMPANIES		$562,348

Total Investments		$562,348
Other Assets in Excess of Liabilities, Net - 0.14%		788

TOTAL NET ASSETS - 100.00%		$563,136

(a)	Affiliated Security
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$35,871
Unrealized Depreciation	(11,625)

Net Unrealized Appreciation (Depreciation)	24,246
Cost for federal income tax purposes	538,102
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Fixed Income Funds	74.27%
Domestic Equity Funds	18.98%
International Equity Funds	6.61%
Other Assets in Excess of Liabilities, Net	0.14%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases		Sales		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Fund	14,556,253	$156,019	10,821,600	$115,187	2,433,395	$25,658	22,944,458	$245,548
Disciplined LargeCap Blend Fund	1,335,389	18,234	276,819	4,655	421,140	6,827	1,191,068	16,326
Inflation Protection Fund	552,402	5,298	8,261,852	78,686	1,080,845	10,160	7,733,409	73,809
International Growth Fund	1,124,864	10,626	605,165	8,025	230,494	3,045	1,499,535	15,584
LargeCap Growth Fund	1,203,158	7,749	244,223	2,069	311,807	2,469	1,135,574	7,353
LargeCap Value Fund	530,359	5,671	167,387	2,217	54,200	725	643,546	7,163
Partners International Fund	162,046	2,430	782,318	12,363	199,954	3,136	744,410	11,663
Partners LargeCap Blend Fund I	254,261	2,355	1,260,894	12,409	281,633	2,810	1,233,522	11,960
Partners LargeCap Growth Fund I	272,574	2,207	987,782	8,411	299,648	2,522	960,708	8,103
Partners LargeCap Growth Fund II	639,792	4,647	29,191	247	668,983	5,758	—	—
Partners LargeCap Value Fund	709,960	8,680	154,488	2,446	274,072	4,269	590,376	7,168
Preferred Securities Fund	3,774,552	40,768	929,228	9,755	1,024,132	10,917	3,679,648	39,593
Real Estate Securities Fund	1,021,139	16,370	322,499	8,305	361,492	9,513	982,146	15,999
SmallCap S&P 600 Index Fund	464,396	6,663	130,798	2,462	115,012	2,069	480,182	7,061
Ultra Short Bond Fund	8,829,006	88,734	1,780,450	17,676	3,579,027	35,908	7,030,429	70,536

		$376,451		$284,913		$125,786		$537,866

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Bond & Mortgage Securities Fund	$11,509	$—	$—
Disciplined LargeCap Blend Fund	227	264	445
Inflation Protection Fund	2,836	-15	—
International Growth Fund	716	-22	885
LargeCap Growth Fund	68	4	120
LargeCap Value Fund	125	—	320
Partners International Fund	182	6	218
Partners LargeCap Blend Fund I	34	6	—
Partners LargeCap Growth Fund I	49	7	151
Partners LargeCap Growth Fund II	135	864	111
Partners LargeCap Value Fund	151	311	413
Preferred Securities Fund	2,197	-13	—
Real Estate Securities Fund	237	837	2,023
SmallCap S&P 600 Index Fund	152	5	429
Ultra Short Bond Fund	3,776	34	13

	$22,394	$2,288	$5,128

See accompanying notes

Schedule of Investments
Real Estate Securities Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (97.51%)
Hotels & Motels (1.58%)
Starwood Hotels & Resorts Worldwide Inc	452,768	25,744

Real Estate Operator & Developer (0.87%)
Brookfield Properties Corp (a)	331,580	8,280
Forest City Enterprises Inc (a)	102,534	5,836

		14,116

REITS — Apartments (13.22%)
AvalonBay Communities Inc (a)	654,703	80,299
Camden Property Trust (a)	508,877	31,729
Equity Residential (a)	647,349	27,046
Essex Property Trust Inc (a)	393,689	48,593
Home Properties Inc (a)	283,982	14,602
Mid-America Apartment Communities Inc (a)	250,760	13,040

		215,309

RBITS — Diversified (8.76%)
Digital Realty Trust Inc (a)	500,200	22,004
Entertainment Properties Trust (a)	456,442	25,045
Vornado Realty Trust	855,490	95,575

		142,624

RBITS — Healthcare (6.91%)
HCP Inc	492,600	16,768
Health Care REIT Inc (a)	719,329	31,859
Omega Healthcare Investors Inc	891,980	14,923
Ventas Inc (a)	1,142,761	49,013

		112,563

RBITS — Hotels (6.79%)
Ashford Hospitality Trust Inc	1,236,750	12,170
DiamondRock Hospitality Co (a)	1,150,323	22,040
Host Hotels & Resorts Inc (a)	1,626,952	36,053
LaSalle Hotel Properties	666,941	27,558
Sunstone Hotel Investors Inc (a)	459,550	12,780

		110,601

RBITS — Office Property (15.03%)
Alexandria Real Estate Equities Inc (a)	315,649	32,556
Boston Properties Inc (a)	851,075	92,205
Douglas Emmett Inc (a)	755,548	19,879
Kilroy Realty Corp (a)	211,141	13,733
SL Green Realty Corp (a)	716,535	86,457

		244,830

RBITS — Regional MaUs (15.72%)
General Growth Properties Inc	1,295,664	70,432
Simon Property Group Inc	1,382,598	143,942
Taubman Centers Inc (a)	706,045	41,565

		255,939

RBITS — Shopping Centers (13.23%)
Acadia Realty Trust (a)	864,056	22,898
Developers Diversified Realty Corp (a)	796,040	40,121
Equity One Inc (a)	541,721	$14,182
Federal Realty Investment Trust (a)	376,658	$33,229
Inland Real Estate Corp	163,228	$2,432
Kimco Realty Corp (a)	1,385,790	57,538
Ramco-Gershenson Properties (a)	35,517	1,016
Saul Centers Inc (a)	104,510	5,729
Tanger Factory Outlet Centers	739,300	31,139
Weingarten Realty Investors (a)	186,385	7,131

		215,415

RBITS — Single Tenant (1.59%)
National Retail Properties Inc	1,023,080	25,935

RBITS — Storage (2.99%)
Public Storage (a)	600,910	$48,656

RBITS — Warehouse & Industrial (10.82%)
AMB Property Corp (a)	616,951	40,318
Prologis (a)	1,893,205	135,818

		176,136

TOTAL COMMON STOCKS		$1,587,868

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (11.85%)

Commercial Paper (2.76%)

Investment in Joint Trading Account; General Electric Capital
4.81%, 11/1/2007	$44,921	$44,921

Money Market Funds (9.09%)
BNY Institutional Cash Reserve Fund (b)	148,079	148,079

TOTAL SHORT TERM INVESTMENTS		$193,000

Total Investments		$1,780,868
Liabilities in Excess of Other Assets, Net — (9.36)%
TOTAL NET ASSETS - 100.00%		(152,362)

		$1,628,506

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Security was purchased with the cash proceeds from securities loans.

See accompanying notes

Schedule of Investments
Real Estate Securities Fund
October 31, 2007
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$182,349
Unrealized Depreciation	(74,602)

Net Unrealized Appreciation (Depreciation)	107,747
Cost for federal income tax purposes	1,673,121
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

REIT	Percent

REITS — Regional Malls	15.72%
REITS — Office Property	15.03%
REITS — Shopping Centers	13.23%
REITS — Apartments	13.22%
REITS — Warehouse & Industrial	10.82%
Money Center Banks	9.09%
REITS — Diversified	8.76%
REITS — Healthcare	6.91%
REITS — Hotels	6.79%
REITS — Storage	2.99%
Diversified Financial Services	2.76%
REITS — Single Tenant	1.59%
Hotels & Motels	1.58%
Real Estate Operator & Developer	0.87%
Liabilities in Excess of Other Assets, Net	(9.36%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Balanced Portfolio
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.99%)
Principal Investors Fund, Inc. Institutional Class (99.99%)
Disciplined LargeCap Blend Fund (a)	30,213,300	$539,307
Diversified International Fund (a)	22,541,978	390,878
Equity Income Fund I (a)	28,989,689	690,534
High Yield Fund II (a)	24,894,467	217,578
Income Fund (a)	53,730,288	484,110
International Emerging Markets Fund (a)	2,736,657	108,399
LargeCap Growth Fund (a)	92,645,724	928,310
MidCap Stock Fund (a)	8,367,725	174,635
Money Market Fund (a)	24,764,421	24,764
Mortgage Securities Fund (a)	76,279,192	803,983
Real Estate Securities Fund (a)	4,578,577	114,281
Short Term Income Fund (a)	3,567,322	41,381
SmallCap Growth Fund (a)(b)	9,331,987	95,280
SmallCap Value Fund (a)	4,294,667	81,212
West Coast Equity Fund (a)	5,013,322	250,265

		4,944,917

TOTAL INVESTMENT COMPANIES		$4,944,917

Total Investments		$4,944,917
Other Assets in Excess of Liabilities, Net - 0.01%		288

TOTAL NET ASSETS - 100.00%		$4,945,205

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Investors Fund, Inc. and Sales of the WM Group of Funds include activity from the acquisition of the WM Group of Funds by the Principal Investors Fund, Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$1,069,546
Unrealized Depreciation	(21,764)

Net Unrealized Appreciation (Depreciation)	1,047,782
Cost for federal income tax purposes	3,897,135
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Domestic Equity Funds	58.11%
Fixed Income Funds	31.78%
International Equity Funds	10.10%
Other Assets in Excess of Liabilities, Net	0.01%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Balanced Portfolio
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases (c)		Sales (c)		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	35,393,095	$494,126	5,179,795	$85,594	30,213,300	$411,746
Diversified International Fund	—	—	28,818,931	334,523	6,276,953	90,537	22,541,978	244,408
Equity Income Fund I	—	—	30,988,859	541,335	1,999,170	46,140	28,989,689	496,473
High Yield Fund II	—	—	26,547,353	210,887	1,652,886	14,435	24,894,467	196,251
Income Fund	—	—	56,725,777	517,655	2,995,489	27,110	53,730,288	489,287
International Emerging Markets Fund	—	—	3,076,939	79,795	340,282	10,628	2,736,657	70,791
LargeCap Growth Fund	—	—	99,666,249	661,018	7,020,525	60,681	92,645,724	604,721
MidCap Stock Fund	—	—	11,631,670	158,252	3,263,945	69,980	8,367,725	101,772
Money Market Fund	—	—	92,267,681	92,268	67,503,260	67,503	24,764,421	24,765
Mortgage Securities Fund	—	—	80,223,663	860,026	3,944,471	41,437	76,279,192	816,724
Real Estate Securities Fund	—	—	5,767,061	108,326	1,188,484	33,169	4,578,577	75,651
Short Term Income Fund	—	—	3,978,054	46,333	410,732	4,764	3,567,322	41,401
SmallCap Growth Fund	—	—	10,477,969	58,803	1,145,982	10,806	9,331,987	49,383
SmallCap Value Fund	—	—	5,087,134	89,755	792,467	15,069	4,294,667	74,526
West Coast Equity Fund	—	—	6,512,781	219,698	1,499,459	66,440	5,013,322	158,104
WM Equity Income Fund	25,452,906	417,344	1,486,126	32,646	26,939,032	450,803	—	—
WM Growth & Income Fund	20,620,000	452,890	2,081,911	54,054	22,701,911	508,473	—	—
WM Growth Fund	42,293,680	630,408	78,510	1,416	42,372,190	632,097	—	—
WM High Yield Fund	24,487,823	193,002	1,037,707	9,097	25,525,530	202,018	—	—
WM Income Fund	53,059,963	484,795	793,480	7,243	53,853,443	491,803	—	—
WM International Growth Fund	29,041,873	265,088	6,847,393	78,894	35,889,266	344,478	—	—
WM Mid Cap Stock Fund	11,303,897	150,711	596,820	12,670	11,900,717	163,963	—	—
WM REIT Fund	6,943,837	76,669	1,988,176	37,470	8,932,013	115,515	—	—
WM Short Term Income Fund	18,996,851	44,259	201,982	469	19,198,833	44,728	—	—
WM Small Cap Growth Fund	5,751,117	58,356	—	—	5,751,117	58,356	—	—
WM Small Cap Value Fund	7,484,011	74,512	1,495,675	16,739	8,979,686	91,421	—	—
WM U.S. Government Securities Fund	76,004,999	816,140	937,219	9,900	76,942,218	825,687	—	—
WM West Coast Equity Fund	6,468,699	217,529	189,015	8,368	6,657,714	226,037	—	—

		$3,881,703		$4,741,766		$4,799,672		$3,856,003

See accompanying notes

Schedule of Investments
SAM Balanced Portfolio
October 31, 2007

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$—	$3,214	$—
Diversified International Fund	—	422	—
Equity Income Fund I	9,047	1,278	—
High Yield Fund II	13,292	-201	—
Income Fund	22,450	-1,258	—
International Emerging Markets Fund	—	1,624	—
LargeCap Growth Fund	—	4,384	—
MidCap Stock Fund	—	13,500	—
Money Market Fund	1,154	—	—
Mortgage Securities Fund	31,696	-1,865	—
Real Estate Securities Fund	538	494	—
Short Term Income Fund	1,556	-168	—
SmallCap Growth Fund	—	1,386	—
SmallCap Value Fund	—	-160	—
West Coast Equity Fund	—	4,846	—
WM Equity Income Fund	3,503	813	29,144
WM Growth & Income Fund	10,455	1,529	43,599
WM Growth Fund	1,416	273	—
WM High Yield Fund	3,755	-81	4,481
WM Income Fund	6,004	-235	—
WM International Growth Fund	19,968	496	58,926
WM Mid Cap Stock Fund	2,555	582	10,115
WM REIT Fund	3,674	1,376	33,796
WM Short Term Income Fund	397	—	—
WM Small Cap Growth Fund	—	—	—
WM Small Cap Value Fund	3,744	170	12,995
WM U.S. Government Securities Fund	8,183	-353	—
WM West Coast Equity Fund	2,246	140	6,121

	$145,633	$32,206	$199,177

See accompanying notes

Schedule of Investments
SAM Conservative Balanced Portfolio
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.90%)
Principal Investors Fund, Inc. Institutional Class (99.90%)
Disciplined LargeCap Blend Fund (a)	2,764,103	$49,339
Diversified International Fund (a)	2,044,558	35,453
Equity Income Fund I (a)	2,660,908	63,383
High Yield Fund II (a)	4,288,079	37,478
Income Fund (a)	12,522,870	112,831
International Emerging Markets Fund (a)	244,691	9,692
LargeCap Growth Fund (a)	8,296,270	83,129
MidCap Stock Fund (a)	808,101	16,865
Money Market Fund (a)	26,690	27
Mortgage Securities Fund (a)	15,861,519	167,180
Real Estate Securities Fund (a)	446,133	11,135
Short Term Income Fund (a)	3,003,445	34,840
SmallCap Growth Fund (a)(b)	800,508	8,173
SmallCap Value Fund (a)	397,669	7,520
West Coast Equity Fund (a)	462,514	23,089

		660,134

TOTAL INVESTMENT COMPANIES		$660,134

Total Investments		$660,134
Other Assets in Excess of Liabilities, Net - 0.10%		675

TOTAL NET ASSETS - 100.00%		$660,809

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Investors Fund, Inc. and Sales of the WM Group of Funds include activity from the acquisition of the WM Group of Funds by the Principal Investors Fund, Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$100,948
Unrealized Depreciation	(6,415)

Net Unrealized Appreciation (Depreciation)	94,533
Cost for federal income tax purposes	565,601
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Fixed Income Funds	53.32%
Domestic Equity Funds	39.75%
International Equity Funds	6.83%
Other Assets in Excess of Liabilities, Net	0.10%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Conservative Balanced Portfolio
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases (c)		Sales (c)		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	3,286,755	$44,911	522,652	$8,729	2,764,103	$36,651
Diversified International Fund	—	—	2,625,270	29,352	580,712	8,481	2,044,558	21,303
Equity Income Fund I	—	—	2,909,341	50,286	248,433	5,794	2,660,908	44,711
High Yield Fund II	—	—	4,672,710	36,386	384,631	3,372	4,288,079	33,018
Income Fund	—	—	13,584,447	125,041	1,061,577	9,592	12,522,870	115,003
International Emerging Markets Fund	—	—	285,664	7,299	40,973	1,296	244,691	6,248
LargeCap Growth Fund	—	—	9,289,645	61,822	993,375	8,603	8,296,270	53,715
MidCap Stock Fund	—	—	1,094,531	16,388	286,430	6,170	808,101	11,338
Money Market Fund	—	—	826,748	827	800,058	800	26,690	27
Mortgage Securities Fund	—	—	17,178,394	185,137	1,316,875	13,833	15,861,519	170,632
Real Estate Securities Fund	—	—	553,979	10,704	107,846	3,009	446,133	7,724
Short Term Income Fund	—	—	3,271,942	38,511	268,497	3,117	3,003,445	35,288
SmallCap Growth Fund	—	—	893,722	4,723	93,214	892	800,508	3,925
SmallCap Value Fund	—	—	432,090	7,615	34,421	658	397,669	6,941
West Coast Equity Fund	—	—	603,798	19,637	141,284	6,296	462,514	13,768
WM Equity Income Fund	2,638,136	44,128	101,824	2,237	2,739,960	46,496	—	—
WM Growth & Income Fund	1,903,681	40,775	184,047	4,779	2,087,728	45,763	—	—
WM Growth Fund	3,652,830	53,622	6,364	115	3,659,194	53,782	—	—
WM High Yield Fund	4,266,214	32,846	273,518	2,398	4,539,732	35,251	—	—
WM Income Fund	12,647,139	116,667	352,033	3,213	12,999,172	119,805	—	—
WM International Growth Fund	2,623,920	22,773	—	—	2,623,920	22,836	—	—
WM Mid Cap Stock Fund	1,049,968	15,368	60,931	1,294	1,110,899	16,735	—	—
WM REIT Fund	642,063	7,301	118,018	2,226	760,081	9,634	—	—
WM Short Term Income Fund	15,559,806	36,688	463,124	1,074	16,022,930	37,728	—	—
WM Small Cap Growth Fund	476,428	4,453	—	—	476,428	4,454	—	—
WM Small Cap Value Fund	621,416	6,177	147,327	1,650	768,743	7,841	—	—
WM U.S. Government Securities Fund	16,048,811	173,450	314,385	3,321	16,363,196	176,622	—	—
WM West Coast Equity Fund	593,608	19,157	7,473	331	601,081	19,507	—	—

		$573,405		$661,277		$677,096		$560,292

See accompanying notes

Schedule of Investments
SAM Conservative Balanced Portfolio
October 31, 2007

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$—	$469	$—
Diversified International Fund	—	432	—
Equity Income Fund I	833	219	—
High Yield Fund II	2,294	4	—
Income Fund	5,276	-446	—
International Emerging Markets Fund	—	245	—
LargeCap Growth Fund	—	496	—
MidCap Stock Fund	—	1,120	—
Money Market Fund	5	—	—
Mortgage Securities Fund	6,632	-672	—
Real Estate Securities Fund	51	29	—
Short Term Income Fund	1,301	-106	—
SmallCap Growth Fund	—	94	—
SmallCap Value Fund	—	-16	—
West Coast Equity Fund	—	427	—
WM Equity Income Fund	360	131	2,998
WM Growth & Income Fund	957	209	3,971
WM Growth Fund	122	45	—
WM High Yield Fund	652	7	778
WM Income Fund	1,427	-75	—
WM International Growth Fund	1,801	63	5,310
WM Mid Cap Stock Fund	237	73	936
WM REIT Fund	342	107	3,135
WM Short Term Income Fund	321	-34	—
WM Small Cap Growth Fund	—	1	—
WM Small Cap Value Fund	311	14	1,076
WM U.S. Government Securities Fund	1,721	-149	—
WM West Coast Equity Fund	206	19	560

	$24,849	$2,706	$18,764

See accompanying notes

Schedule of Investments
SAM Conservative Growth Portfolio
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (100.09%)
Principal Investors Fund, Inc. Institutional Class (100.09%)
Disciplined LargeCap Blend Fund (a)	31,893,539	$569,300
Diversified International Fund (a)	23,782,759	412,393
Equity Income Fund I (a)	30,622,780	729,435
High Yield Fund II (a)	11,502,756	100,534
Income Fund (a)	18,330,402	165,157
International Emerging Markets Fund (a)	2,912,083	115,348
LargeCap Growth Fund (a)	95,620,382	958,116
MidCap Stock Fund (a)	9,576,542	199,862
Money Market Fund (a)	148,284	148
Mortgage Securities Fund (a)	26,040,632	274,468
Real Estate Securities Fund (a)	4,853,568	121,145
SmallCap Growth Fund (a)(b)	10,417,503	106,363
SmallCap Value Fund (a)	4,610,932	87,193
West Coast Equity Fund (a)	5,315,965	265,373

		4,104,835

TOTAL INVESTMENT COMPANIES		$4,104,835

Total Investments		$4,104,835
Liabilities in Excess of Other Assets, Net - (0.09)%		(3,887)

TOTAL NET ASSETS - 100.00%		$4,100,948

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Investors Fund, Inc. and Sales of the WM Group of Funds include activity from the acquisition of the WM Group of Funds by the Principal Investors Fund, Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$1,096,027
Unrealized Depreciation	(5,534)

Net Unrealized Appreciation (Depreciation)	1,090,493
Cost for federal income tax purposes	3,014,342
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Domestic Equity Funds	74.05%
Fixed Income Funds	13.17%
International Equity Funds	12.87%
Liabilities in Excess of Other Assets, Net	(0.09%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Conservative Growth Portfolio
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases (c)		Sales (c)		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	38,634,484	$543,420	6,740,945	$111,173	31,893,539	$436,915
Diversified International Fund	—	—	29,192,248	342,730	5,409,489	78,663	23,782,759	265,178
Equity Income Fund I	—	—	32,987,104	590,005	2,364,324	54,416	30,622,780	536,948
High Yield Fund II	—	—	12,371,338	94,861	868,582	7,581	11,502,756	87,214
Income Fund	—	—	19,417,428	174,629	1,087,026	9,844	18,330,402	164,451
International Emerging Markets Fund	—	—	3,272,651	84,730	360,568	11,157	2,912,083	75,188
LargeCap Growth Fund	—	—	103,136,730	705,252	7,516,348	65,172	95,620,382	641,172
MidCap Stock Fund	—	—	12,279,497	165,951	2,702,955	58,197	9,576,542	118,439
Money Market Fund	—	—	74,153,003	74,153	74,004,719	74,005	148,284	148
Mortgage Securities Fund	—	—	27,686,605	296,609	1,645,973	17,311	26,040,632	278,573
Real Estate Securities Fund	—	—	6,282,424	119,665	1,428,856	39,953	4,853,568	80,880
SmallCap Growth Fund	—	—	11,876,635	70,300	1,459,132	13,601	10,417,503	58,117
SmallCap Value Fund	—	—	5,757,468	101,643	1,146,536	21,802	4,610,932	79,930
West Coast Equity Fund	—	—	6,984,249	237,657	1,668,284	73,848	5,315,965	169,655
WM Equity Income Fund	27,504,485	467,414	1,609,985	35,367	29,114,470	503,414	—	—
WM Growth & Income Fund	22,272,138	492,368	2,273,550	59,028	24,545,688	552,430	—	—
WM Growth Fund	42,763,397	658,049	80,179	1,446	42,843,576	656,932	—	—
WM High Yield Fund	11,065,461	83,462	470,294	4,123	11,535,755	87,576	—	—
WM Income Fund	16,355,389	146,979	244,810	2,235	16,600,199	149,161	—	—
WM International Growth Fund	29,310,687	271,032	6,946,264	80,028	36,256,951	351,443	—	—
WM Mid Cap Stock Fund	11,886,500	157,167	629,594	13,366	12,516,094	170,990	—	—
WM REIT Fund	7,497,473	84,190	2,165,539	40,803	9,663,012	126,058	—	—
WM Small Cap Growth Fund	6,543,442	70,201	—	—	6,543,442	70,188	—	—
WM Small Cap Value Fund	8,433,938	83,943	1,694,447	18,961	10,128,385	103,075	—	—
WM U.S. Government Securities Fund	26,569,201	284,969	327,957	3,464	26,897,158	288,351	—	—
WM West Coast Equity Fund	6,881,323	232,958	202,054	8,945	7,083,377	241,984	—	—

		$3,032,732		$3,869,371		$3,938,325		$2,992,808

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$—	$4,668	$—
Diversified International Fund	—	1,111	—
Equity Income Fund I	9,563	1,359	—
High Yield Fund II	6,173	-66	—
Income Fund	7,646	-334	—
International Emerging Markets Fund	—	1,615	—
LargeCap Growth Fund	—	1,092	—
MidCap Stock Fund	—	10,685	—
Money Market Fund	227	—	—
Mortgage Securities Fund	10,883	-725	—
Real Estate Securities Fund	571	1,168	—
SmallCap Growth Fund	—	1,418	—
SmallCap Value Fund	—	89	—
West Coast Equity Fund	—	5,846	—
WM Equity Income Fund	3,806	633	31,562
WM Growth & Income Fund	11,395	1,034	47,632
WM Growth Fund	1,446	-2,563	—
WM High Yield Fund	1,703	-9	2,031
WM Income Fund	1,852	-53	—
WM International Growth Fund	20,258	383	59,769
WM Mid Cap Stock Fund	2,696	457	10,670
WM REIT Fund	3,998	1,065	36,805
WM Small Cap Growth Fund	—	-13	—
WM Small Cap Value Fund	4,237	171	14,725
WM U.S. Government Securities Fund	2,864	-82	—
WM West Coast Equity Fund	2,406	81	6,539

	$91,724	$29,030	$209,733

See accompanying notes

Schedule of Investments
SAM Flexible Income Portfolio
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.89%)
Principal Investors Fund, Inc. Institutional Class (99.89%)
Disciplined LargeCap Blend Fund (a)	2,601,096	$46,430
Equity Income Fund I (a)	1,821,286	43,383
High Yield Fund II (a)	6,036,864	52,762
Income Fund (a)	21,581,549	194,450
LargeCap Growth Fund (a)	6,710,263	67,237
MidCap Stock Fund (a)	863,755	18,027
Mortgage Securities Fund (a)	23,247,856	245,032
Real Estate Securities Fund (a)	380,504	9,497
Short Term Income Fund (a)	7,913,033	91,791
SmallCap Growth Fund (a)(b)	832,642	8,501
SmallCap Value Fund (a)	416,710	7,880
West Coast Equity Fund (a)	220,588	11,012

		796,002

TOTAL INVESTMENT COMPANIES		$796,002

Total Investments		$796,002
Other Assets in Excess of Liabilities, Net - 0.11%		882

TOTAL NET ASSETS - 100.00%		$796,884

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Investors Fund, Inc. and Sales of the WM Group of Funds include activity from the acquisition of the WM Group of Funds by the Principal Investors Fund, Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$83,524
Unrealized Depreciation	(7,588)

Net Unrealized Appreciation (Depreciation)	75,936
Cost for federal income tax purposes	720,066
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Fixed Income Funds	73.29%
Domestic Equity Funds	26.60%
Other Assets in Excess of Liabilities, Net	0.11%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Flexible Income Portfolio
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases (c)		Sales (c)		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—		$3,197,036	$38,927	595,940	$9,980	2,601,096	$29,929
Equity Income Fund I	—	—	2,119,315	33,153	298,029	6,933	1,821,286	26,481
High Yield Fund II	—	—	6,955,862	52,229	918,998	8,033	6,036,864	44,440
Income Fund	—	—	24,650,136	224,670	3,068,587	27,696	21,581,549	196,131
LargeCap Growth Fund	—	—	7,955,885	48,428	1,245,622	10,832	6,710,263	38,774
MidCap Stock Fund	—	—	1,188,004	14,238	324,249	6,982	863,755	9,670
Mortgage Securities Fund	—	—	26,511,669	284,813	3,263,813	34,257	23,247,856	249,005
Real Estate Securities Fund	—	—	400,651	7,474	20,147	553	380,504	6,868
Short Term Income Fund	—	—	9,089,421	106,455	1,176,388	13,652	7,913,033	92,420
SmallCap Growth Fund	—	—	1,072,341	4,757	239,699	2,216	832,642	3,446
SmallCap Value Fund	—	—	512,813	9,006	96,103	1,824	416,710	7,224
West Coast Equity Fund	—	—	254,529	6,381	33,941	1,546	220,588	5,299
WM Equity Income Fund	1,774,927	25,223	101,824	2,237	1,876,751	27,730	—	—
WM Growth & Income Fund	1,938,075	36,710	184,047	4,779	2,122,122	42,323	—	—
WM Growth Fund	3,621,984	50,254	6,364	115	3,628,348	50,522	—	—
WM High Yield Fund	6,527,510	48,482	273,518	2,398	6,801,028	50,940	—	—
WM Income Fund	23,672,049	216,157	352,033	3,213	24,024,082	219,159	—	—
WM Mid Cap Stock Fund	1,181,439	13,858	60,931	1,294	1,242,370	15,416	—	—
WM REIT Fund	419,895	4,191	118,018	2,226	537,913	6,583	—	—
WM Short Term Income Fund	43,913,189	103,001	463,124	1,074	44,376,313	103,969	—	—
WM Small Cap Growth Fund	611,467	4,959	—	—	611,467	5,067	—	—
WM Small Cap Value Fund	765,097	7,615	147,327	1,650	912,424	9,327	—	—
WM U.S. Government Securities Fund	25,615,933	275,879	314,385	3,321	25,930,318	278,802	—	—
WM West Coast Equity Fund	262,137	6,583	7,473	331	269,610	7,044	—	—

		$792,912		$853,169		$941,386		$709,687

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$—	$982	$—
Equity Income Fund I	586	261	—
High Yield Fund II	3,297	244	—
Income Fund	9,304	-843	—
LargeCap Growth Fund	—	1,178	—
MidCap Stock Fund	—	2,414	—
Mortgage Securities Fund	9,998	-1,551	—
Real Estate Securities Fund	43	-53	—
Short Term Income Fund	3,517	-383	—
SmallCap Growth Fund	—	905	—
SmallCap Value Fund	—	42	—
West Coast Equity Fund	—	464	—
WM Equity Income Fund	238	270	1,999
WM Growth & Income Fund	934	834	3,846
WM Growth Fund	115	153	—
WM High Yield Fund	984	60	1,175
WM Income Fund	2,638	-211	—
WM Mid Cap Stock Fund	258	264	1,035
WM REIT Fund	219	166	2,007
WM Short Term Income Fund	900	-106	—
WM Small Cap Growth Fund	—	108	—
WM Small Cap Value Fund	370	62	1,280
WM U.S. Government Securities Fund	2,720	-398	—
WM West Coast Equity Fund	88	130	243

	$36,209	$4,992	$11,585

See accompanying notes

Schedule of Investments
SAM Strategic Growth Portfolio
October 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (100.11%)
Principal Investors Fund, Inc. Institutional Class (100.11%)
Disciplined LargeCap Blend Fund (a)	22,526,739	$402,102
Diversified International Fund (a)	16,790,793	291,152
Equity Income Fund I (a)	20,567,049	489,907
High Yield Fund II (a)	11,050,648	96,583
International Emerging Markets Fund (a)	2,018,243	79,942
LargeCap Growth Fund (a)	66,302,014	664,346
MidCap Stock Fund (a)	7,252,888	151,368
Money Market Fund (a)	12,173	12
Real Estate Securities Fund (a)	3,409,529	85,102
SmallCap Growth Fund (a)(b)	7,047,025	71,950
SmallCap Value Fund (a)	3,204,107	60,590
West Coast Equity Fund (a)	3,957,965	197,582

		2,590,636

TOTAL INVESTMENT COMPANIES		$2,590,636

Total Investments		$2,590,636
Liabilities in Excess of Other Assets, Net - (0.11)%		(2,949)

TOTAL NET ASSETS - 100.00%		$2,587,687

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Investors Fund, Inc. and Sales of the WM Group of Funds include activity from the acquisition of the WM Group of Funds by the Principal Investors Fund, Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$709,530
Unrealized Depreciation	(574)

Net Unrealized Appreciation (Depreciation)	708,956
Cost for federal income tax purposes	1,881,680

All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Domestic Equity Funds	82.04%
International Equity Funds	14.34%
Fixed Income Funds	3.73%
Liabilities in Excess of Other Assets, Net	(0.11%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Strategic Growth Portfolio
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases (c)		Sales C)		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	25,263,168	$364,162	2,736,429	$45,337	22,526,739	$319,852
Diversified International Fund	—	—	20,588,005	248,425	3,797,212	54,452	16,790,793	191,590
Equity Income Fund I	—	—	21,922,060	400,889	1,355,011	31,110	20,567,049	370,438
High Yield Fund II	—	—	11,779,444	93,541	728,796	6,384	11,050,648	87,136
International Emerging Markets Fund	—	—	2,223,163	57,394	204,920	6,421	2,018,243	52,006
LargeCap Growth Fund	—	—	70,451,471	504,993	4,149,457	35,795	66,302,014	457,866
MidCap Stock Fund	—	—	9,262,606	124,802	2,009,718	43,183	7,252,888	89,542
Money Market Fund	—	—	52,212,174	52,212	52,200,001	52,200	12,173	12
Real Estate Securities Fund	—	—	3,865,894	75,900	456,365	12,741	3,409,529	62,805
SmallCap Growth Fund	—	—	7,853,461	48,567	806,436	7,566	7,047,025	42,024
SmallCap Value Fund	—	—	3,807,667	67,327	603,560	11,473	3,204,107	55,629
West Coast Equity Fund	—	—	4,885,417	166,076	927,452	41,140	3,957,965	128,229
WM Equity Income Fund	17,820,458	309,225	1,044,964	22,955	18,865,422	332,494	—	—
WM Growth & Income Fund	14,473,059	328,409	1,482,094	38,479	15,955,153	367,392	—	—
WM Growth Fund	30,645,273	498,815	57,614	1,039	30,702,887	498,511	—	—
WM High Yield Fund	10,830,531	85,272	461,838	4,049	11,292,369	89,316	—	—
WM International Growth Fund	20,558,682	196,492	4,891,713	56,352	25,450,395	253,001	—	—
WM Mid Cap Stock Fund	8,896,395	116,665	471,683	10,013	9,368,078	127,018	—	—
WM REIT Fund	4,578,008	53,492	1,319,782	24,866	5,897,790	78,998	—	—
WM Small Cap Growth Fund	4,302,818	48,085	—	—	4,302,818	48,081	—	—
WM Small Cap Value Fund	5,530,801	55,067	1,115,822	12,486	6,646,623	67,645	—	—
WM West Coast Equity Fund	4,770,979	160,891	140,389	6,215	4,911,368	167,140	—	—

		$1,852,413		$2,380,742		$2,377,398		$1,857,129

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$—	$1,027	$—
Diversified International Fund	—	-2,383	—
Equity Income Fund I	6,379	659	—
High Yield Fund II	5,878	-21	—
International Emerging Markets Fund	—	1,033	—
LargeCap Growth Fund	—	-11,332	—
MidCap Stock Fund	—	7,923	—
Money Market Fund	76	—	—
Real Estate Securities Fund	399	-354	—
SmallCap Growth Fund	—	1,023	—
SmallCap Value Fund	—	-225	—
West Coast Equity Fund	—	3,293	—
WM Equity Income Fund	2,473	314	20,483
WM Growth & Income Fund	7,427	504	31,052
WM Growth Fund	1,039	-1,343	—
WM High Yield Fund	1,667	-5	1,987
WM International Growth Fund	14,275	157	42,077
WM Mid Cap Stock Fund	2,024	340	7,989
WM REIT Fund	2,438	640	22,428
WM Small Cap Growth Fund	—	-4	—
WM Small Cap Value Fund	2,789	92	9,696
WM West Coast Equity Fund	1,674	34	4,541

	$48,538	$1,372	$140,253

See accompanying notes

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (85.86%)
Aerospace & Defense Equipment (0.20%)
Sequa Corp
9.00%, 8/1/2009	$550	$590

Agricultural Operations (0.24%)
Bunge Ltd Finance Corp
4.38%, 12/15/2008	700	694

Airlines (0.21%)
American Airlines Inc
7.69%, 5/23/2008 (a)	335	332
7.25%, 2/5/2009	275	275

		607

Appliances (0.07%)
Whirlpool Corp
6.19%, 6/15/2009 (b)	200	200

Asset Backed Securities (3.50%)
Carrington Mortgage Loan Trust
5.15%, 12/25/2035 (b)(c)	475	471
Chase Funding Mortgage Loan Asset-Backed
Certificates
5.10%, 12/25/2033 (b)	115	114
Citigroup Mortgage Loan Trust Inc
5.02%, 3/25/2037 (b)(c)	400	382
5.65%, 7/25/2037 (a)(b)	370	370
CNH Equipment Trust
5.32%, 2/15/201 l(b)	262	262
Countrywide Asset-Backed Certificates
5.12%, 4/25/2036 (b)(c)	500	488
5.37%, 2/25/2037 (b)	575	342
6.02%, 9/25/2046 (b)	1,900	1,885
Countrywide Home Equity Loan Trust
5.32%, 12/15/2035 (b)	129	128
5.33%, 2/15/2036 (b)(c)	475	472
First Horizon Asset Back Trust
5.00%, 10/25/2026 (b)	563	529
First-Citizens Home Equity Loan LLC
5.30%, 9/15/2022 (b)(d)	218	214
Ford Credit Floorplan Master Owner Trust
5.54%, 6/15/201 l(b)	625	619
GMAC Mortgage Corp Loan Trust
5.05%, 8/25/2035 (b)	200	195
Great America Leasing Receivables
5.39%, 9/15/201 l(c)(d)	925	928
JP Morgan Mortgage Acquisition Corp
4.95%, 3/25/2037 (b)	514	505
Marriott Vacation Club Owner Trust
5.81%, 10/20/2029 (a)(d)	325	327
Nomura Asset Acceptance Corp
5.09%, 1/25/2036 (b)(c)(d)	322	286
Popular ABS Mortgage Pass-Through Trust
5.13%, 11/25/2035 (b)(c)	475	468
Residential Asset Securities Corp
4.59%, 8/25/2031	617	608
Swift Master Auto Receivables Trust
5.19%, 6/15/2012 (b)	425	419
Wells Fargo Home Equity Trust
4.97%, 3/25/2037 (b)	343	340

		10,352

Auto — Car & Light Trucks (0.39%)
Daimler Finance North America LLC
4.05%, 6/ 4/2008	250	248
6.13%, 3/13/2009 (b)	375	375
5.88%, 3/15/2011	525	536

		1,159

Auto/Truck Parts & Equipment — Original (0.15%)
Tenneco Inc
10.25%, 7/15/2013	400	432
Automobile Sequential (2.16%)
Capital Auto Receivables Asset Trust
5.12%, 10/15/2009 (b)	650	649
5.32%, 3/15/2010 (b)	600	599
5.47%, 6/15/2010 (b)	185	185
5.52%, 3/15/201 l(b)	500	503
CPS Auto Trust
5.53%, 11/15/20 10 (a)(d)	900	901
Ford Credit Auto Owner Trust
5.47%, 9/15/2012 (b)	350	347
5.60%, 10/15/2012	435	440
5.69%, 11/15/20 12 (a)(b)	430	430
Hyundai Auto Receivables Trust
5.49%, 1/17/2012 (b)	500	500
Morgan Stanley Auto Loan Trust
3.33%, 10/15/2011	844	844
WFS Financial Owner Trust
3.93%, 2/17/2012	569	566
4.50%, 5/17/2013	425	423

		6,387

Beverages — Non-Alcoholic (0.36%)
Cott Beverages USA Inc
8.00%, 12/15/2011	400	387
Panamerican Beverages Inc
7.25%, 7/1/2009	350	362
PepsiAmericas Inc
5.75%, 7/31/2012	305	311

		1,060

Brewery (0.25%)
Coors Brewing Co
6.38%, 5/15/2012	49	51
SABMiller PLC
5.53%, 7/ 1/2009 (b)(d)	280	281
See accompanying notes

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Brewery (continued)
SABMiller PLC (continued)
6.20%, 7/1/20 11 (d)	$400	$413

		745

Broadcasting Services & Programming (0.16%)
Clear Channel Communications Inc
4.63%, 1/15/2008	475	473

Building — Residential & Commercial (0.18%)
Centex Corp
4.75%, 1/15/2008	550	546

Building & Construction Products -
Miscellaneous (0.14%)
CRH America Inc
6.95%, 3/15/2012	400	418

Building Products — Cement & Aggregate (0.18%)
Martin Marietta Materials Inc
5.13%, 4/30/2010 (b)	530	524

Building Products — Wood (0.21%)
Masco Corp
6.00%, 3/12/2010 (b)	335	329
Norbord Inc
8.13%, 3/20/2008	300	303

		632

Cable TV (1.18%)
Comcast Corp
5.54%, 7/14/2009 (b)	650	647
5.45%, 11/15/2010	300	302
COX Communications Inc
3.88%, 10/1/2008	100	99
4.63%, 1/15/2010	475	470
7.13%, 10/1/2012	300	319
CSC Holdings Inc
7.88%, 12/15/2007	500	501
DirecTV Holdings LLC/DirecTV Financing Co
8.38%, 3/15/2013	300	314
EchoStar DBS Corp
5.75%, 10/1/2008	300	299
Rogers Cable Inc
7.88%, 5/1/2012	500	543

		3,494

Casino Hotels (0.09%)
Mandalay Resort Group
9.50%, 8/ 1/2008	250	256

Cellular Telecommunications (0.43%)
America Movil SAB de CV
5.30%, 6/27/2008 (b)(c)(d)	350	350
Rogers Wireless Inc
7.25%, 12/15/2012	425	453
Vodafone Group PLC
6.03%, 6/15/201 l(b)(c)	475	473

		1,276

Chemicals — Diversified (0.07%)
Huntsman LLC
11.50%, 7/15/2012	200	217

Chemicals — Specialty (0.09%)
Equistar Chemicals LP
8.75%, 2/15/2009	250	260

Coatings & Paint (0.15%)
Valspar Corp
5.63%, 5/1/2012	430	429

Commercial Banks (0.86%)
BBVA Bancomer SA/Grand Cayman
6.01%, 5/17/2022 (b)(d)	305	294
Colonial Bank NA/Montgomery AL
8.00%, 3/15/2009	350	363
9.38%, 6/1/2011	575	642
Glitnir Banki HF
5.40%, 10/15/2008 (b)(d)	200	200
HSBC America Capital Trust I
7.81%, 12/15/2026 (d)	375	389
VTB Capital SA
6.61%, 10/31/2012 (a)(d)	400	400
Wachovia Bank NA/Charlotte NC
7.80%, 8/18/2010	250	268

		2,556

Commercial Services — Finance (0.03%)
Equifax Inc
4.95%, 11/ 1/2007	90	90

Computer Services (0.19%)
Sungard Data Systems Inc
3.75%, 1/15/2009	150	146
Unisys Corp
7.88%, 4/1/2008	425	423

		569

Computers — Integrated Systems (0.23%)
NCR Corp
7.13%, 6/15/2009	650	666

Computers — Memory Devices (0.12%)
Seagate Technology HDD Holdings
6.07%, 10/1/2009 (b)	150	148
6.38%, 10/1/2011	200	199

		347

See accompanying notes

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Containers — Metal & Glass (0.09%)
Vitro SAB de CV
8.63%, 2/1/2012	$255	$254

Containers — Paper & Plastic (0.06%)
Pactiv Corp
5.88%, 7/15/2012	175	178

Credit Card Asset Backed Securities (2.52%)
American Express Credit Account Master Trust
5.49%, 9/15/2010 (b)(c)	250	250
5.37%, 3/15/2012 (b)	1,150	1,143
Bank One Issuance Trust
5.46%, 12/15/2010 (b)(c)	750	751
Chase Credit Card Master Trust
5.42%, 1/17/201 l(b)	750	750
Citibank Credit Card Issuance Trust
6.83%, 12/15/2009 (b)	650	652
Citibank Credit Card Master Trust I
5.88%, 3/10/2011	700	710
Discover Card Master Trust I
5.27%, 4/16/2010 (b)	350	350
GE Capital Credit Card Master Note Trust
5.26%, 3/15/2013 (b)	175	173
MBNA Master Credit Card Trust
5.69%, 9/15/2010	800	800
Providian Gateway Master Trust
5.46%, 5/16/201 l(a)(b)(d)	780	780
5.45%, 7/15/201 l(a)(b)(d)	500	500
Providian Master Note Trust
5.10%, 1 1/15/2012 (d)	600	594

		7,453

Cruise Lines (0.03%)
Royal Caribbean Cruises Ltd
6.75%, 3/15/2008	100	100

Data Processing & Management (0.14%)
Fidelity National Information Services
4.75%, 9/15/2008	415	411

Diversified Financial Services (0.29%)
IBM International Group Capital LLC
5.05%, 10/22/2012	325	325
TNK-BP Finance SA
6.13%, 3/20/20 12 (d)	575	545

		870

Diversified Manufacturing Operations (0.18%)
Tyco Electronics Group SA
6.00%, 10/1/2012 (d)	540	546
Diversified Operations (0.18%)
Capmark Financial Group Inc
6.03%, 5/10/2010 (b)(d)	600	546
Electric — Generation (0.14%)
CE Casecnan Water & Energy
11.95%, 11/15/2010	122	132
Indiantown Cogeneration LP
9.26%, 12/15/2010	267	278

		410

Electric — Integrated (2.66%)
Arizona Public Service Co
6.38%, 10/15/2011	1,100	1,134
Commonwealth Edison Co
3.70%, 2/1/2008	250	249
6.15%, 3/15/2012	480	495
Dominion Resources Inc/VA
5.69%, 5/15/2008	225	225
5.75%, 11/14/2008 (b)	250	249
DTE Energy Co
6.65%, 4/15/2009	375	383
Entergy Gulf States Inc
3.60%, 6/ 1/2008	75	74
6.47%, 12/ 8/2008 (b)(d)	200	201
Entergy Louisiana LLC
5.83%, 11/1/2010	400	400
Entergy Mississippi Inc
5.15%, 2/1/2013	375	366
Integrys Energy Group Inc
7.00%, 11/1/2009	700	722
Ipalco Enterprises Inc
8.38%, 11/14/2008 (b)	150	153
Northeast Utilities
3.30%, 6/1/2008	250	247
Ohio Power Co
5.42%, 4/5/2010 (b)	390	386
Pepco Holdings Inc
6.25%, 6/1/2010 (b)	350	349
PSEG Energy Holdings LLC
8.63%, 2/15/2008	400	402
Public Service Co of Colorado
4.38%, 10/1/2008	190	189
Scottish Power PLC
4.91%, 3/15/2010	450	447
TECO Energy Inc
7.36%, 5/1/2010 (b)	475	477
Texas-New Mexico Power Co
6.13%, 6/1/2008	100	100
Transelec SA
7.88%, 4/15/2011	575	613

		7,861

Electronic Components — Miscellaneous (0.13%)
Jabil Circuit Inc
5.88%, 7/15/2010	375	379
See accompanying notes

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (Continued)
Electronic Components — Semiconductors (0.28%)
Chartered Semiconductor Manufacturing Ltd
6.25%, 4/4/2013	$280	$281
National Semiconductor Corp
5.94%, 6/15/2010 (b)	550	548

		829

Electronic Connectors (0.21%)
Thomas & Betts Corp
6.63%, 5/7/2008	275	277
7.25%, 6/1/2013	325	337

		614

Finance — Auto Loans (0.46%)
Ford Motor Credit Co LLC
9.88%, 8/10/2011	175	175
7.99%, 1/13/2012 (b)	300	278
GMAC LLC
6.31%, 11/30/2007	100	100
4.38%, 12/10/2007	160	160
6.81%, 5/15/2009 (b)	275	258
6.00%, 12/15/2011	135	120
Nissan Motor Acceptance Corp
4.63%, 3/8/2010 (d)	270	267

		1,358

Finance — Commercial (0.42%)
CIT Group Inc
5.24%, 4/27/2011 (b)	350	330
Textron Financial Corp
7.01%, 11/15/2007 (b)	275	275
0.00%, 11/ 1/2010 (e)	650	648

		1,253

Finance — Consumer Loans (0.55%)
American General Finance Corp
4.88%, 5/15/2010	375	373
HSBC Finance Corp
5.81%, 11/16/2009 (b)(c)	475	473
6.04%, 9/14/2012 (b)	325	320
SLM Corp
3.56%, 3/2/2009 (b)(c)	475	444

		1,610

Finance — Credit Card (0.09%)
Capital One Bank
5.75%, 9/15/2010	250	252

Finance — Investment Banker & Broker (2.10%)
Bear Stearns Cos Inc/The
5.49%, 7/16/2009 (b)	470	465
Citigroup Inc
5.50%, 8/27/2012	550	557
Goldman Sachs Group Inc/The
5.82%, 3/2/2010 (b)	300	299
6.88%, 1/15/2011	450	471
Goldman Sachs Group Inc/The (continued)
5.54%, 2/6/2012 (b)	175	172
Jefferies Group Inc
5.88%, 6/8/2014	575	567
Lehman Brothers Holdings Capital Trust
5.86%, 11/29/2049	335	313
Lehman Brothers Holdings Inc
5.63%, 11/10/2009 (b)(c)	350	342
6.00%, 7/19/2012	450	456
Merrill Lynch & Co Inc
5.61%, 2/6/2009 (b)(c)	150	149
3.52%, 3/2/2009 (b)	195	191
5.58%, 2/5/2010 (b)	200	198
5.56%, 11/1/2011 (b)	300	293
5.90%, 6/5/2012 (b)(c)	250	242
6.05%, 8/15/2012	400	406
Morgan Stanley
5.52%, 1/15/2010 (b)	705	699
5.63%, 1/9/2012	375	380

		6,200

Finance — Leasing Company (0.17%)
International Lease Finance Corp
5.64%, 1/15/2010 (b)	100	100
5.30%, 5/1/2012	400	397

		497

Finance — Mortgage Loan/Banker (3.09%)
Countrywide Financial Corp
5.61%, 5/5/2008 (b)	380	367
5.87%, 12/19/2008 (b)	230	213
5.80%, 6/7/2012	375	323
Countrywide Home Loans Inc
4.25%, 12/19/2007	100	99
Fannie Mae
5.17%, 2/25/2032 (b)(c)	359	359
5.12%, 3/25/2035 (b)	140	139
Fannie Mae Whole Loan
5.07%, 5/25/2035 (b)(c)	397	395
Freddie Mac
5.13%, 12/15/2013	485	483
5.50%, 1/15/2017	46	46
4.00%, 1/15/2022	236	236
5.54%, 6/15/2023 (b)	297	301
5.49%, 7/15/2023 (b)	1,187	1,180
5.29%, 4/15/2030 (b)(c)	157	157
5.39%, 10/15/2034 (b)	197	196
Ginnie Mae
1.79%, 10/16/2012 (b)	7,410	272
4.51%, 10/16/2028 (b)	592	586
3.96%, 6/16/2031	1,852	1,805
1.30%, 2/16/2047 (b)	15,119	903
See accompanying notes

\

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (Continued)
Finance — Mortgage Loan/Banker (continued)
Ginnie Mae (continued)
0.85%, 3/16/2047 (b)	$4,476	$277
Residential Capital LLC
6.22%, 6/ 9/2008 (b)(c)	225	201
7.59%, 5/22/2009 (b)	750	585

		9,123

Finance — Other Services (0.44%)
Alamosa Delaware Inc
8.50%, 1/31/2012	200	208
Mizuho JGB Investment LLC
9.87%, 12/29/2049 (b)(d)	425	438
National Rural Utilities Cooperative Finance Corporation
7.25%, 3/1/2012	600	643

		1,289

Financial Guarantee Insurance (0.12%)
MGIC Investment Corp
5.63%, 9/15/2011	350	341
Food — Miscellaneous/Diversified (0.25%)
General Mills Inc
5.31%, 1/22/2010 (b)(c)	350	347
Kraft Foods Inc
6.00%, 8/11/2010 (b)	275	275
6.00%, 2/11/2013	125	129

		751

Food — Retail (0.28%)
Kroger Co/The
6.38%, 3/1/2008	485	487
Safeway Inc
6.50%, 11/15/2008	175	177
5.55%, 3/27/2009 (b)	175	174

		838

Gas — Distribution (0.40%)
Sempra Energy
4.75%, 5/15/2009	150	149
7.95%, 3/1/2010	600	636
Southern California Gas Co
5.79%, 12/1/2009 (b)	100	100
Southern Union Co
6.15%, 8/16/2008	300	302

		1,187

Health Care Cost Containment (0.25%)
McKesson Corp
5.25%, 3/1/2013	750	746
Home Equity — Other (4.09%)
ACE Securities Corp
5.08%, 8/25/2035 (b)(c)	436	435
5.07%, 10/25/2035 (b)	196	196
Bear Stearns Asset Backed Securities Trust
5.47%, 3/25/2034 (a)(b)(c)	409	379
5.05%, 6/25/2047 (b)(c)	950	927
Countrywide Asset-Backed Certificates
6.09%, 6/25/202 1 (b)	1,825	1,760
First NLC Trust
5.20%, 5/25/2035 (b)	276	262
GMAC Mortgage Corp Loan Trust
4.62%, 6/25/2035 (b)	402	398
5.75%, 10/25/2036	950	929
6.05%, 12/25/2037 (b)	635	629
GSAA Trust
6.04%, 7/25/2036	900	871
Indymac Seconds Asset Backed Trust
5.77%, 5/25/2036 (b)	1,400	1,383
IXIS Real Estate Capital Trust
5.11%, 12/25/2035 (b)(c)	84	84
MASTR Asset Backed Securities Trust
5.37%, 3/25/2035 (b)(c)	575	492
Morgan Stanley ABS Capital I
5.12%, 9/25/2035 (b)(c)	364	363
New Century Home Equity Loan Trust
5.16%, 3/25/2035 (b)	11	10
Option One Mortgage Loan Trust
5.09%, 5/25/2035 (b)(c)	18	18
5.32%, 3/25/2037 (b)	500	316
Renaissance Home Equity Loan Trust
5.76%, 8/25/2036 (b)	1,375	1,365
Residential Asset Securities Corp
4.47%, 3/25/2032	877	860
6.02%, 3/25/2035 (b)	50	41
5.07%, 5/25/2035 (b)(c)	90	89
Specialty Underwriting & Residential Finance
5.38%, 2/25/2035 (b)	51	49
WAMU Asset-Backed Certificates
5.04%, 5/25/2037 (b)(c)	250	242

		12,098

Home Equity — Sequential (2.50%)
BNC Mortgage Loan Trust
5.04%, 7/25/2037 (b)	726	667
Countrywide Asset-Backed Certificates
5.68%, 6/25/2035	2,000	1,942
5.71%, 11/25/2035 (b)	1,450	1,374
5.56%, 4/25/2036	1,000	955
5.51%, 8/25/2036	570	548
5.81%, 11/25/2036	1,250	1,167
New Century Home Equity Loan Trust
4.76%, 11/25/2033	755	748

		7,401

See accompanying notes

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (Continued)
Industrial Automation & Robots (0.21%)
Intermec Inc
7.00%, 3/15/2008	$625	$623

Insurance Brokers (0.07%)
Marsh & McLennan Cos Inc
3.63%, 2/15/2008	220	219

Life & Health Insurance (1.00%)
Cigna Corp
7.00%, 1/15/2011	375	394
Lincoln National Corp
5.65%, 8/27/2012	215	216
6.05%, 4/20/2067 (b)	210	201
Pacific Life Global Funding
5.44%, 6/22/2011 (b)(d)	175	175
Phoenix Cos Inc/The
6.68%, 2/16/2008	550	551
Prudential Financial Inc
5.85%, 6/13/2008 (b)	250	250
StanCorp Financial Group Inc
6.88%, 10/1/2012	510	548
Sun Life Financial Global Funding LP
5.49%, 7/6/2010 (b)(d)	175	176
Unum Group
6.00%, 5/15/2008	175	175
5.86%, 5/15/2009	275	277

		2,963

Machinery — Farm (0.16%)
Case New Holland Inc
6.00%, 6/ 1/2009	475	475

Medical — Drugs (0.29%)
Angiotech Pharmaceuticals Inc
9.37%, 12/1/2013 (b)	225	223
AstraZeneca PLC
5.40%, 9/15/2012	390	394
Elan Finance PLC/Elan Finance Corp
9.70%, 12/1/2013 (b)	250	247

		864

Medical — HMO (0.33%)
Coventry Health Care Inc
6.30%, 8/15/2014	400	406
5.95%, 3/15/2017	210	205
UnitedHealth Group Inc
5.42%, 6/21/2010 (b)(d)	375	375

		986

Medical — Wholesale Drug Distribution (0.31%)
Cardinal Health Inc
5.50%, 10/2/2009 (b)(d)	300	301
5.65%, 6/15/2012 (d)	600	607

		908

Medical Products (0.16%)
Covidien International Finance SA
5.45%, 10/15/2012 (d)	465	467

Metal — Diversified (0.02%)
Xstrata Canada Corp
7.25%, 7/15/2012	55	60

Metal Processors & Fabrication (0.10%)
Timken Co
5.75%, 2/15/2010	300	298

Money Center Banks (0.22%)
Deutsche Bank AG/London
5.38%, 10/12/2012	630	636

Mortgage Backed Securities (33.65%)
ACT Depositor Corp
5.39%, 9/22/2041 (b)(c)(d)	775	773
Bane of America Alternative Loan Trust
5.27%, 6/25/2036 (b)(c)	713	709
Bane of America Commercial Mortgage Inc
7.11%, 11/15/2031	92	93
6.85%, 4/15/2036	200	210
1.02%, 11/10/2038 (b)	18,464	431
0.70%, 7/10/2042 (b)	34,129	639
0.16%, 9/10/2045	83,231	716
0.08%, 10/10/2045	81,632	319
5.31%, 10/10/2045 (b)	1,325	1,323
0.40%, 7/10/2046 (b)	53,713	1,033
Bane of America Mortgage Securities Inc
4.78%, 5/25/2035 (b)	950	944
Bear Stearns Adjustable Rate Mortgage Trust
5.08%, 9/25/2034 (b)	451	453
Bear Stearns Alt-A Trust
5.15%, 7/25/2035 (b)	49	49
6.23%, 8/25/2036 (b)	1,650	1,654
Bear Stearns Commercial Mortgage Securities Inc
7.00%, 5/20/2030	718	750
7.64%, 2/15/2032	162	163
3.97%, 11/1 1/2035	199	195
0.49%, 5/11/2039 (b)(d)	2,997	47
0.22%, 2/11/204 l(b)	22,511	221
4.13%, 11/11/2041	2,100	2,068
4.57%, 7/11/2042	500	490
Bella Vista Mortgage Trust
5.25%, 5/20/2045 (b)	198	195
Chase Commercial Mortgage Securities Corp
7.32%, 10/15/2032	1,000	1,048
7.56%, 10/15/2032	500	532
Chase Mortgage Finance Corp
5.80%, 3/25/2037 (b)	753	747
4.55%, 7/25/2037 (a)(b)	579	575
See accompanying notes

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)

Mortgage Backed Securities (continued)

0.52%, 10/15/2049 (b)	$40,724	$994
Citigroup/Deutsche Bank Commercial
Mortgage Trust
0.45%, 10/15/2048 (b)	38,765	823
0.34%, 12/11/2049 (b)	62,091	1,038
0.38%, 12/11/2049 (b)(d)	21,281	539
Commercial Mortgage Pass Through Certificates
1.49%, 6/10/2010 (b)(d)	4,056	131
3.25%, 6/10/2038	183	174
0.05%, 12/10/2046 (b)	12,893	157
Countrywide Alternative Loan Trust
6.24%, 7/20/2035 (a)(b)	417	414
5.99%, 2/25/2036 (a)(b)	523	522
6.00%, 5/25/2036	922	921
6.00%, 5/25/2036	347	347
5.04%, 6/25/2036 (b)(c)	800	782
5.15%, 6/25/2036 (b)(c)	1,599	1,589
5.27%, 5/20/2046 (b)(c)	1,369	1,338
Countrywide Asset-Backed Certificates
5.41%, 11/25/2035 (b)	182	180
5.14%, 1/25/2036 (b)(c)	800	789
Countrywide Home Loan Mortgage Pass Through Certificates
4.50%, 1/25/2033	16	16
5.50%, 7/25/2033	1,296	1,295
4.49%, 12/25/2033	1,500	1,486
4.41%, 6/20/2035 (b)(c)	505	502
Credit Suisse Mortgage Capital Certificates
0.58%, 9/15/2039 (d)	68,025	1,886
0.07%, 12/15/2039	7,626	129
CS First Boston Mortgage Securities Corp
6.25%, 12/16/2035	980	978
6.38%, 12/16/2035	600	618
0.53%, 11/15/2036 (b)(d)	17,489	698
0.25%, 8/15/2038 (d)	46,577	496
CW Capital Cobalt Ltd
5.17%, 8/15/2048	950	943
First Union National Bank Commercial
Mortgage Securities Inc
5.59%, 2/12/2034	22	22
GE Capital Commercial Mortgage Corp
0.25%, 5/10/2014	64,065	742
5.99%, 12/10/2035	216	219
0.58%, 3/10/2040 (b)(d)	2,701	43
GMAC Commercial Mortgage Securities Inc
0.81%, 3/10/2038 (b)(d)	2,342	54
0.39%, 8/10/2038 (b)(d)	63,426	794
Greenpoint Mortgage Funding Trust
5.14%, 6/25/2045 (b)(c)	185	180
5.17%, 6/25/2045 (b)	186	181
5.18%, 10/25/2045 (b)(c)	295	29
Greenwich Capital Commercial Funding Corp
0.31%, 6/10/2036 (b)(d)	19,650	171
0.12%, 4/10/2037 (d)	158,083	722
0.34%, 3/10/2039 (b)(d)	20,881	464
0.78%, 8/10/2042 (b)(d)	7,370	161
0.48%, 12/10/2049 (a)(b)	51,115	871
GS Mortgage Securities Corp
0.65%, 11/10/2039	6,111	244
GSR Mortgage Loan Trust
4.76%, 7/25/2035 (b)	637	629
Heller Financial Commercial Mortgage Asset
Corp
7.82%, 1/17/2034 (b)	1,000	1,055
7.93%, 1/17/2034 (b)	1,175	1,244
Impac CMB Trust
6.13%, 10/25/2033 (b)	84	84
5. 18%, 4/25/2035 (b)(c)	153	151
5.30%, 4/25/2035 (b)	125	122
5.17%, 8/25/2035 (b)	102	101
5.38%, 8/25/2035 (b)	90	84
5.41%, 8/25/2035 (b)	140	125
5. 12%, 4/25/2037 (a)(b)	893	871
Indymac Index Mortgage Loan Trust
5. 17%, 4/25/2034 (b)(c)	82	80
5. 10%, 4/25/2035 (b)	182	179
5.20%, 4/25/2035 (b)	153	148
5.43%, 7/25/2035 (b)	968	966
5.17%, 8/25/2035 (b)(c)	245	241
5.05%, 1/25/2037 (b)(c)	930	914
5.11%, 6/25/2037 (a)(b)	812	789
JP Morgan Chase Commercial Mortgage
Securities
0.50%, 10/12/2035 (b)(d)	11,208	376
6.04%, 11/15/2035	1,228	1,248
6.96%, 11/15/2035 (b)(d)	350	372
0.50%, 10/12/2037 (b)(d)	3,892	162
3.48%, 6/12/2041	377	371
5.30%, 5/15/2047 (b)	1,400	1,393
5.31%, 1/15/2049	625	621
0.35%, 2/12/2051 (a)(b)	58,210	928
JP Morgan Mortgage Trust
3.81%, 5/25/2034	600	598
5.11%, 6/25/2035 (b)	482	480
5.30%, 7/25/2035	1,125	1,121
5.82%, 6/25/2036 (b)	951	953
5.82%, 6/25/2036 (b)	400	409
5.83%, 1/25/2037 (b)	364	365
5.72%, 4/25/2037 (a)(b)	555	556
LB-UBS Commercial Mortgage Trust
6.06%, 6/15/2020	243	246
5.97%, 3/15/2026	83	84
See accompanying notes

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Amount
	Principal	Value
	(000’s)	(000’s)
BONDS (continued)

Mortgage Backed Securities (continued)

LB-UBS Commercial Mortgage Trust
(continued)
4.90%, 6/15/2026	$467	$466
2.60%, 5/15/2027	45	45
3.09%, 5/15/2027	300	297
4.19%, 8/15/2029	220	217
3.63%, 10/15/2029	650	640
4.44%, 12/15/2029 (b)	1,000	981
0.53%, 7/15/2035 (b)(d)	4,350	145
0.59%, 10/15/2035 (b)(d)	9,677	396
1.12%, 3/15/2036 (b)(d)	2,036	49
0.66%, 8/15/2036 (b)(d)	2,146	36
0.49%, 2/15/2040 (b)	6,119	198
MASTR Asset Securitization Trust
5.25%, 9/25/2033 (b)	438	435
Merrill Lynch Mortgage Trust
0.19%, 11/12/2035 (b)(d)	37,171	197
0.14%, 7/12/2038	132,228	970
5.61%, 5/12/2039 (b)	1,100	1,113
3.59%, 9/12/2041	175	173
0.26%, 9/12/2042 (b)	63,996	616
Merrill Lynch/Countrywide Commercial
Mortgage Trust
0.05%, 7/12/2046 (b)	32,426	517
0.68%, 7/12/2046	50,867	1,672
0.55%, 8/12/2048 (b)	11,383	443
0.06%, 12/12/2049 (b)	16,713	244
0.67%, 12/12/2049 (b)	28,460	863
5.11%, 12/12/2049 (b)	885	877
Morgan Stanley Capital I
0.97%, 1/13/204 l(b)(d)	28,934	906
5.1 1%, 5/24/2043 (a)(b)(d)	750	717
0.04%, 12/15/2043 (b)(d)	12,684	166
5.25%, 8/25/2046 (a)(b)(c)	725	539
5.60%, 12/20/2046 (a)(b)	225	146
Morgan Stanley Dean Witter Capital I
6.54%, 2/15/2031	113	115
Nationslink Funding Corp
7.23%, 6/20/2031	499	504
New Century Alternative Mortgage Loan Trust
5.91%, 7/25/2036 (b)	1,275	1,281
Prudential Securities Secured Financing
6.48%, 11/1/2031	274	276
Residential Accredit Loans Inc
6.00%, 1 1/25/2032	914	921
5.73%, 12/25/2035 (a)(b)	157	158
5.02%, 3/25/2047 (b)(c)	1,545	1,495
Residential Funding Mortgage Securities
5.17%, 11/25/2035 (b)	685	686
5.68%, 2/25/2036 (b)	320	321
Sequoia Mortgage Trust
5.23%, 2/20/2035 (b)	61	59
Specialty Underwriting & Residential Finance
5.10%, 3/25/2036 (b)(c)	185	184
Structured Adjustable Rate Mortgage Loan Trust
4.67%, 7/25/2034 (b)	1,000	991
5.57%, 8/25/2034 (b)(c)	373	371
5.12%, 3/25/2035 (b)	90	90
5.25%, 12/25/2035	102	102
5.06%, 7/25/2037 (b)(c)	718	698
Structured Asset Mortgage Investments Inc
5.17%, 5/25/2045 (b)	182	181
5.18%, 9/25/2045 (b)	174	173
Structured Asset Securities Corp
5.50%, 6/25/2036 (b)	1,450	1,419
Thornburg Mortgage Securities Trust
5.13%, 10/25/2035 (b)(c)	490	489
Wachovia Bank Commercial Mortgage Trust
0.20%, 1/15/204 l(b)(d)	19,254	117
0.34%, 4/15/2042 (b)(d)	75,213	937
5.25%, 12/15/2043	1,175	1,165
4.52%, 5/15/2044	755	742
5.86%, 2/15/2051 (b)	1,100	1,120
WaMu Mortgage Pass Through Certificates
4.48%, 3/25/2033 (b)	365	363
4.06%, 10/25/2033 (b)	1,250	1,240
4.84%, 9/25/2035 (b)	806	799
5.70%, 6/25/2037 (b)	1,068	1,060
5.61%, 7/25/2044 (b)(c)	119	118
5.27%, 1/25/2045 (b)(c)	2,017	1,991
5. 10%, 4/25/2045 (b)	22	22
5. 14%, 4/25/2045 (b)	99	97
5.16%, 7/25/2045 (b)	192	188
5.12%, 11/25/2045 (b)(c)	153	152
Washington Mutual Alternative Mortgage
5.15%, 6/25/2046 (b)	691	670
5.05%, 1/25/2047 (b)	651	629
Washington Mutual Asset Securities Corp
3.83%, 1/25/2035 (d)	717	702
Wells Fargo Mortgage Backed Securities
4.19%, 3/25/2035 (b)	1,529	1,510
4.11%, 6/25/2035 (b)	775	766
5.24%, 4/25/2036 (b)	1,099	1,097

		99,449

Multi-Line Insurance (0.30%)
CNA Financial Corp
6.60%, 12/15/2008	549	556
6.00%, 8/15/2011	150	152
Genworth Financial Inc
6.15%, 11/15/2066 (b)	185	172

		880

See accompanying notes

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)

Multimedia (0.36%)

Multimedia (0.36%)
Thomson Corp/The
5.75%, 11 1/2008	$185	$185
Time Warner Entertainment Co LP
7.25%, 91 1/2008	350	355
Viacom Inc
6.04%, 6/16/2009 (b)	520	518

		1,058

Mutual Insurance (0.15%)
Health Care Service Corp
7.75%, 6/15/201 l(d)	400	437

Non-Hazardous Waste Disposal (0.19%)
Oakmont Asset Trust
4.51%, 12/22/2008 (d)	550	547

Office Automation & Equipment (0.22%)
Xerox Corp
6.40%, 12/18/2009 (b)	350	350
5.50%, 5/15/2012	295	295

		645

Office Furnishings — Original (0.07%)
Steelcase Inc
6.50%, 8/15/2011	195	201

Oil — Field Services (0.22%)
Weatherford International Inc
6.63%, 11/15/2011	250	261
5.95%, 6/15/2012 (d)	375	382

		643

Oil & Gas Drilling (0.22%)
ENSCO International Inc
6.75%, 11/15/2007	650	650

Oil Company — Exploration & Production (1.18%)
Anadarko Finance Co
6.75%, 5/1/2011	325	341
Anadarko Petroleum Corp
6.09%, 9/15/2009 (b)(c)	300	299
Devon OEI Operating Inc
7.25%, 10/1/2011	475	507
Nexen Inc
5.05%, 11/20/2013	292	284
Occidental Petroleum Corp
4.00%, 11/30/2007	190	190
Pemex Project Funding Master Trust
6.13%, 8/15/2008	350	352
Swift Energy Co
7.63%, 7/15/2011	200	202
Western Oil Sands Inc
8.38%, 5/1/2012	425	472
XTO Energy Inc
7.50%, 4/15/2012	400	436
5.90%, 8/1/2012	400	411

		3,494

Oil Company — Integrated (0.14%)
Husky Energy Inc
6.25%, 6/15/2012	400	413

Oil Refining & Marketing (0.48%)
Premcor Refining Group Inc/The
9.50%, 2/1/2013	700	738
Tesoro Corp
6.25%, 11/1/2012	400	397
Valero Energy Corp
6.88%, 4/15/2012	275	291

		1,426

Optical Supplies (0.14%)
Bausch & Lomb Inc
6.95%, 11/15/2007	400	400

Paper & Related Products (0.05%)
Bowater Inc
8.69%, 3/15/2010 (b)	175	160

Pharmacy Services (0.23%)
Medco Health Solutions Inc
7.25%, 8/15/2013	650	688

Pipelines (0.87%)
Enbridge Energy Partners LP
4.00%, 1/15/2009	200	197
Enbridge Inc
5.80%, 6/15/2014	600	607
Kinder Morgan Energy Partners LP
5.85%, 9/15/2012	385	391
Northwest Pipeline Corp
6.63%, 12/1/2007	475	475
ONEOK Partners LP
5.90%, 4/1/2012	255	260
TEPPCO Partners LP
7.63%, 2/15/2012	375	403
Transcontinental Gas Pipe Line Corp
6.25%, 1/15/2008	250	250

		2,583

Private Corrections (0.11%)
Corrections Corp of America
7.50%, 5/1/2011	325	329

Property & Casualty Insurance (0.37%)
Markel Corp
7.00%, 5/15/2008	450	454
See accompanying notes

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)

Property & Casualty Insurance (continued)

WR Berkley Corp
9.88%, 5/15/2008	$625	$639

		1,093

Property Trust (0.17%)
Westfield Group
5.40%, 10/1/2012 (d)(f)	500	497

Publishing — Periodicals (0.11%)
Dex Media East LLC/Dex Media East Finance
Co
9.88%, 11/15/2009	200	205
12.13%, 11/15/2012	100	107

		312

Real Estate Operator & Developer (0.52%)
Duke Realty LP
3.35%, 1/15/2008	175	174
5.63%, 8/15/2011	180	180
ERP Operating LP
5.50%, 10/1/2012	575	570
Regency Centers LP
8.45%, 9/1/2010	575	622

		1,546

Regional Banks (1.14%)
BAC Capital Trust XIII
6.09%, 3/15/2043 (b)(c)	435	399
BAC Capital Trust XIV
5.63%, 3/15/2043 (b)	550	519
Capital One Financial Corp
5.70%, 9/15/2011	300	297
First Union Institutional Capital I
8.04%, 12/1/2026	550	573
Fleet Capital Trust II
7.92%, 12/11/2026	525	546
NB Capital Trust
7.83%, 12/15/2026	375	390
SunTrust Preferred Capital I
5.85%, 12/31/2049 (b)	365	358
Wachovia Corp
5.73%, 3/1/2012 (b)	275	273

		3,355

REITS — Apartments (0.45%)
Archstone-Smith Operating Trust
6.50%, 2/15/2012	575	620
Camden Property Trust
4.38%, 1/15/2010	200	196
UDRInc
4.50%, 3/ 3/2008	310	310
5.50%, 4/1/2014	200	196

		1,322

REITS — Diversified (0.72%)
Duke Realty LP
6.80%, 2/12/2009	450	458
iStar Financial Inc
6.03%, 9/15/2009 (b)	275	265
6.07%, 3/9/2010 (b)	350	331
6.00%, 12/15/2010	500	486
5.65%, 9/15/2011	200	185
Liberty Property LP
7.75%, 4/15/2009	385	395

		2,120

REITS — Healthcare (0.49%)
HCP Inc
6.14%, 9/15/2008 (b)	600	599
5.65%, 12/15/2013	125	121
Nationwide Health Properties Inc
6.50%, 7/15/2011	400	407
6.25%, 2/1/2013	325	327

		1,454

REITS — Office Property (0.39%)
Brandywine Operating Partnership LP
5.63%, 12/15/2010	605	604
HRPT Properties Trust
6.29%, 3/16/201 l(b)	188	186
6.95%, 4/1/2012	350	362

		1,152

REITS — Regional MaUs (0.16%)
Simon Property Group LP
3.75%, 1/30/2009	225	220
4.60%, 6/15/2010	65	64
5.60%, 9/1/2011	200	200

		484

REITS — Shopping Centers (0.34%)
Developers Diversified Realty Corp
3.88%, 1/30/2009	510	503
5.38%, 10/15/2012	150	148
Federal Realty Invs Trust
6.00%, 7/15/2012	350	355

		1,006

REITS — Warehouse & Industrial (0.29%)
Prologis
5.75%, 8/24/2009 (b)	250	251
5.50%, 3/1/2013	625	616

		867

Rental — Auto & Equipment (0.31%)
Erac USA Finance Co
5.23%, 4/30/2009 (b)(d)	400	398
5.80%, 10/15/2012 (d)	515	517

		915

See accompanying notes

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)

Retail — Drug Store (0.15%)

CVS Caremark Corp
5.92%, 6/1/2010 (b)	$450	$447

Retail — Petroleum Products (0.11%)
Petro Stopping Centers LP / Petro Finance
9.00%, 2/15/2012	300	314

Retail — Regional Department Store (0.10%)
Macys Retail Holdings Inc
4.80%, 7/15/2009	300	297

Retail — Restaurants (0.27%)
Darden Restaurants Inc
5.63%, 10/15/2012	625	631
Yum! Brands Inc
7.65%, 5/15/2008	175	177

		808

Rubber — Tires (0.07%)
Goodyear Tire & Rubber Co/The
9.13%, 12/1/2009	200	202

Satellite Telecommunications (0.11%)
Intelsat Corp
6.38%, 1/15/2008	325	324

Savings & Loans — Thrifts (0.28%)
Washington Mutual Inc
5.74%, 3/20/2008 (b)	225	224
5.54%, 1/15/2010 (b)	275	270
5.51%, 3/22/2012 (b)	350	333

		827

Sovereign (0.09%)
Mexico Government International Bond
8.38%, 1/14/2011	250	278

Special Purpose Banks (0.12%)
Korea Development Bank
5.37%, 413/2010 (b)(c)	365	364

Special Purpose Entity (0.78%)
BAE Systems Holdings Inc
4.75%, 8/15/2010 (d)	500	497
Genworth Global Funding Trusts
5.20%, 10/8/2010	375	377
Rio Tinto Finance USA Ltd
2.63%, 9/30/2008	185	181
Rockies Express Pipeline LLC
6.44%, 8/20/2009 (b)(d)	280	280
USB Realty Corp
6.09%, 12/22/2049 (b)(d)	330	320
Williams Cos Inc Credit Linked Certificates
8.61%, 5/1/2009 (b)(d)	200	202
Xlliac Global Funding
5.78%, 6/2/2008 (b)(c)(d)	450	449

		2,306

Steel — Producers (0.24%)
Ispat Inland ULC
9.75%, 4/1/2014	300	327
United States Steel Corp
5.65%, 6/1/2013	400	387

		714

Supranational Bank (0.08%)
Corp Andina de Fomento
5.78%, 6/13/2008 (b)	225	225

Telecommunication Services (0.14%)
Qwest Corp
7.88%, 9/1/2011	150	158
Telcordia Technologies Inc
8.99%, 7/15/2012 (b)(d)	275	255

		413

Telephone — Integrated (1.42%)
Deutsche Telekom International Finance
5.39%, 3/23/2009 (b)	375	375
GTE California Inc
6.70%, 911/2009	615	633
Royal KPN NV
8.00%, 10/1/2010	475	511
Sprint Capital Corp
7.63%, 1/30/2011	250	264
8.38%, 3/15/2012	250	273
Sprint Nextel Corp
5.60%, 6/28/2010 (b)	275	274
Telecom Italia Capital SA
4.00%, 11/15/2008	320	316
5.82%, 7/18/2011 (b)	240	240
Telefonica Emisiones SAU
5.89%, 6/19/2009 (b)	400	400
5.86%, 2/4/2013 (g)	575	587
Telefonos de Mexico SAB de CV
4.50%, 11/19/2008	325	323

		4,196

Television (0.25%)
British Sky Broadcasting Group PLC
6.88%, 2/23/2009	400	409
Univision Communications Inc
7.85%, 7/15/2011	325	327

		736

Tobacco (0.26%)
Reynolds American Inc
6.50%, 7/15/2010	400	413
See accompanying notes

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)

Tobacco (continued)

Reynolds American Inc (continued) 6.39%, 6/15/201 l(b)	$350	$348

		761

Tools — Hand Held (0.19%)
Snap-On Inc
5.38%, 1/12/2010 (b)(c)	575	573

Transport — Rail (0.14%)
Union Pacific Corp
5.45%, 1/31/2013	400	400

Wireless Equipment (0.19%)
Motorola Inc
4.61%, 11/16/2007	550	550

TOTAL BONDS		$253,734

SENIOR FLOATING RATE INTERESTS (0.49%)

Auto/Truck Parts & Equipment — Replacement (0.12%)

Allison Transmission Inc, Term Loan B
0.00%, 8/7/2014 (b)(h)	350	340

Electric — Integrated (0.04%)
Texas Competitive Electric Holdings
Company, Term Loan B
0.00%, 10/29/20 14 (b)(h)	111	111

Publishing — Periodicals (0.10%)
Dex Media East LLC; Term Loan B
0.00%, 10/17/2014 (b)(h)	305	306

Retail — Building Products (0.16%)
HD Supply Inc, Term Loan B
0.00%, 8/30/2012 (b)(h)	480	480

Satellite Telecommunications (0.07%)
Telesat Canada Inc, Term Loan B
0.00%, 9/1/2014 (b)(h)	200	198

TOTAL SENIOR FLOATING RATE INTERESTS		$1,435

U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (21.28%)
Federal Home Loan Mortgage Corporation
(FHLMC) (2.12%)
5.50%, 12/1/2008	20	20
5.50%, 2/1/2009	43	43
5.50%, 3/1/2009	22	22
5.50%, 4/1/2009	47	47
6.50%, 4/1/2009	10	11
5.00%, 9/1/2009	62	62
9.00%, 9/1/2009	4	4
4.50%, 11/1/2009	106	105
4.50%, 12/1/2009	262	259
4.50%, 4/1/2010	163	161
4.50%, 9/1/2010	273	268
4.50%, 2/1/2011	109	107
4.50%, 4/1/2011	133	130
4.50%, 7/1/2011	153	150
4.50%, 11/1/2011	635	623
6.50%, 4/1/2015	8	8
6.50%, 12/1/2015	29	29
7.00%, 12/1/2022	163	170
7.50%, 12/1/2029	4	4
7.25%, 12/1/2007	1	1
8.00%, 12/1/2011	1	1
4.10%, 12/1/2034 (b)	373	377
4.55%, 1/1/2035 (b)	350	344
5.87%, 6/1/2035 (b)	1,510	1,542
4.87%, 9/1/2035 (b)	567	566
4.99%, 9/1/2035 (b)	445	444
6.53%, 1/1/2037 (b)	752	770

		6,268

Federal National Mortgage Association (FNMA) (3.17%)
5.50%, 1/1/2009	130	131
5.50%, 5/1/2009	6	6
5.50%, 10/1/2009	74	75
4.50%, 12/1/2009	22	22
4.50%, 3/1/2010	187	185
4.00%, 5/1/2010	459	448
4.50%, 5/1/2010	75	74
4.00%, 6/1/2010	236	231
4.00%, 7/1/2010	316	309
4.00%, 8/1/2010	169	165
4.50%, 8/1/2011	358	353
4.50%, 9/1/2011	141	139
8.50%, 5/1/2022	39	42
8.00%, 5/1/2027	8	8
6.00%, 7/1/2028	81	82
7.50%, 10/1/2029	20	21
4.73%, 12/1/2032 (b)	820	824
4.34%, 7/1/2034 (b)	686	680
5.87%, 7/1/2034 (b)	277	279
4.30%, 8/1/2034 (b)	391	387
4.42%, 9/1/2034 (b)	595	596
4.50%, 1/1/2035 (b)	558	554
6.09%, 1/1/2035 (b)	86	87
6.85%, 2/1/2035 (b)	153	156
4.55%, 4/1/2035 (b)	767	759
7.12%, 6/1/2035 (b)	125	127
4.98%, 10/1/2035 (b)	1,665	1,672
5.06%, 2/1/2037 (b)	956	970

		9,382

See accompanying notes

Schedule of Investments
Short-Term Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (continued)
U.S. Treasury (15.99%)
4.63%, 2/29/2008 (i)	$1,350	$1,352
4.13%, 8/15/2008 (i)	5,000	4,998
4.88%, 8/31/2008 (i)	3,000	3,017
4.88%, 1/31/2009 (i)	5,000	5,052
3.00%, 2/15/2009 (i)	13,000	12,836
4.88%, 8/15/2009 (i)	6,500	6,601
4.75%, 2/15/2010 (i)	5,000	5,087
3.88%, 5/15/2010 (i)	1,150	1,149
4.50%, 11/15/2010	500	507
4.50%, 4/30/2012 (i)	3,700	3,756
4.38%, 8/15/2012 (i)	2,850	2,886

		47,241

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$62,891

SHORT TERM INVESTMENTS (8.41%)
Commercial Paper (1.14%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/1/2007	$3,372	$3,372
Money Market Funds (7.27%)
BNY Institutional Cash Reserve Fund (c)	21,492	21,492

TOTAL SHORT TERM INVESTMENTS		$24,864

Total Investments		$342,924
Liabilities in Excess of Other Assets, Net — (16.04)%		(47,393)

TOTAL NET ASSETS - 100.00%		$295,531

(a)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $11,505 or 3.89% of net assets.

(b)	Variable Rate

(c)	Security was purchased with the cash proceeds from securities loans.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $28,539 or 9.66% of net assets.

(e)	Non-Income Producing Security

(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $709 or 0.24% of net assets.

(g)	Security purchased on a when-issued basis.

(h)	This Senior Floating Rate Note will settle after October 31, 2007, at which time the interest rate will be determined.

(i)	Security or a portion of the security was on loan at the end of the Period.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$1,200
Unrealized Depreciation	(5,312)

Net Unrealized Appreciation (Depreciation)	(4,112)
Cost for federal income tax purposes	347,036
All dollar amounts are shown in thousands (000’s)
Options/Swaptions

		Exercise	Expiration
Description	Contracts	Rate	Month	U.S. $ Value

Written Put — OTC 10 Year Interest Rate Swap; pay floating rate based on 3 -month LIBOR; with Lehman Brothers	37,000,000	5.78%	11/19/200	$(3)

(Premiums received $70)				$(3)

All dollar amounts are shown in thousands (000’s)
Total Return Swap Agreements

		Unrealized
	Notional	Appreciation/
Description	Amount	(Depreciation)

Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 0 basis points with Wachovia Bank. Expires November 2007.	S 3,000	$(10)
Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1 -month LIBOR less 10 basis points with Wachovia Bank. Expires October 2007.	3,200	(11)
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
U.S. 2 Year Note; December 2007	57	$11,785	$11,805	$20
U.S. 5 Year Note; December 2007	40	4,309	4,294	(15)
All dollar amounts are shown in thousands (000’s)
See accompanying notes

Schedule of Investments
Short-Term Bond Fund
October 31, 2007
Portfolio Summary (unaudited)

Sector	Percent

Mortgage Securities	41.43%
Financial	22.47%
Government	16.16%
Asset Backed Securities	14.78%
Communications	4.51%
Consumer, Non-cyclical	3.80%
Utilities	3.24%
Energy	3.12%
Industrial	2.39%
Consumer, Cyclical	2.16%
Technology	1.17%
Basic Materials	0.62%
Diversified	0.19%
Liabilities in Excess of Other Assets, Net	(16.04%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	5.45%
Total Return Swaps	0.01%
Written Swaptions	0.00%
See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (87.07%)
Aerospace & Defense Equipment (0.94%)
United Technologies Corp
4.38%, 5/1/20 10 (a)	$2,000	$1,981
Asset Backed Securities (0.62%)
Atlantic City Electric Transition Funding LLC
2.89%, 7/20/2011	1,333	1,311
Automobile Sequential (1.60%)
WFS Financial Owner Trust
3.93%, 2/17/2012	3,381	3,360
Casino Hotels (2.30%)
Harrah’s Operating Co Inc
5.50%, 7/1/2010	5,000	4,825
Commercial Services (1.67%)
PHH Corp
6.00%, 3/1/2008	3,500	3,509
Commercial Services — Finance (2.38%)
Western Union Co/The
5.40%, 11/17/2011	5,000	5,002
Cruise Lines (2.73%)
Carnival Corp
3.75%, 11/15/2007	5,750	5,748
Diversified Financial Services (2.39%)
General Electric Capital Corp
5.72%, 8/22/2011	5,000	5,022
Electric — Integrated (2.09%)
Pacific Gas & Electric Co
3.60%, 3/1/2009	1,650	1,621
Texas-New Mexico Power Co
6.25%, 1/15/2009	2,750	2,778

		4,399

Finance (0.05%)
Green Tree Financial Corp
7.70%, 9/15/2026	120	103
Finance — Consumer Loans (1.84%)
SLM Corp
4.00%, 1/15/2009	4,000	3,868
Finance — Investment Banker & Broker (2.39%)
Citigroup Inc
5.50%, 8/27/2012 (a)	2,500	2,531
Goldman Sachs Group Inc/The
4.13%, 1/15/2008	2,500	2,494

		5,025

Countrywide Financial Corp
5.80%, 6/7/2012	5,000	4,305
Fannie Mae
5.00%, 11/25/2035	3,400	3,379
Freddie Mac
4.25%, 6/15/2027	861	857
4.50%, 5/15/2030	5,000	4,906
6.00%, 6/15/2030	1,184	1,188
4.50%, 5/15/2032	1,261	1,235
Ginnie Mae
4.50%, 8/20/2032	1,618	1,567

		17,437

Finance — Other Services (2.43%)
SB Treasury Co LLC
9.40%, 12/29/2049 (b)(c)	5,000	5,102
Gas — Distribution (0.78%)
Sempra Energy
4.75%, 5/15/2009	1,650	1,641
Investment Management & Advisory Services (0.84%)
Nuveen Investments Inc
5.00%, 9/15/2010	2,000	1,756
Medical — Biomedical/Gene (2.57%)
Amgen Inc
4.00%, 11/18/2009	5,500	5,403
Medical — Wholesale Drug Distribution (1.92%)
Cardinal Health Inc
6.25%, 7/15/2008	4,000	4,029
Mortgage Backed Securities (14.83%)
Bane of America Funding Corp
5.75%, 3/25/2036	4,926	4,894
Bane of America Mortgage Securities Inc
4.75%, 8/25/2033	4,000	3,953
Chase Mortgage Finance Corp
5.50%, 5/25/2035	3,527	3,521
CS First Boston Mortgage Securities Corp
6.00%, 12/25/2033	1,751	1,757
GMAC Commercial Mortgage Securities Inc
7.15%, 12/15/2016 (b)(c)	149	149
GSR Mortgage Loan Trust
6.00%, 2/25/2035	2,646	2,660
6.00%, 6/25/2036	4,363	4,396
Residential Asset Securitization Trust
6.00%, 5/25/2036	4,777	4,818
Residential Funding Mortgage Securities
5.50%, 9/25/2036	5,000	5,006

		31,154

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Multimedia (1.90%)
COX Enterprises Inc
4.38%, 5/1/2008 (c)	$4,000	$3,984

Networking Products (2.04%)
Cisco Systems Inc
5.25%, 2/22/2011	4,250	4,295

Property & Casualty Insurance (2.06%)
Fidelity National Financial Inc
7.30%, 8/15/2011	4,250	4,337

Real Estate Operator & Developer(1.89%)
ERP Operating LP
5.50%, 10/1/2012	4,000	3,962

Reinsurance (2.82%)
Berkshire Hathaway Finance Corp
3.38%, 10/15/2008	6,000	5,920

REITS — Healthcare (2.42%)
Nationwide Health Properties Inc
6.50%, 7/15/2011	5,000	5,085

REITS — Shopping Centers (2.03%)
Developers Diversified Realty Corp
6.63%, 1/15/2008	4,250	4,261

REITS — Single Tenant (1.86%)
CPG Partners LP
3.50%, 3/15/2009	4,000	3,907

Retail — Drug Store (0.70%)
CVS Caremark Corp
4.00%, 9/15/2009	1,500	1,473

Savings & Loans — Thrifts (0.53%)
Washington Mutual Bank/Henderson NV
5.50%, 1/15/2013	1,200	1,125

Sovereign Agency (9.11%)
Federal National Mortgage Association
4.00%, 9/2/2008	5,000	4,978
5.80%, 7/16/2013 (b)	3,000	3,006
Freddie Mac
5.00%, 1/16/2009	5,000	5,036
4.13%, 7/12/2010	1,000	993
5.25%, 7/18/2011 (a)	5,000	5,128

		19,141

Telecommunication Services (1.66%)
Verizon Global Funding Corp
4.00%, 1/15/2008	3,500	3,493

Telephone — Integrated (1.54%)
Royal KPN NV
8.00%, 10/1/2010	3,000	3,230

Television (1.44%)
Univision Communications Inc 7.85%, 7/15/2011	3,000	3,022

Textile — Home Furnishings (2.40%)
Mohawk Industries Inc
7.20%, 4/15/2012	4,750	5,053

TOTAL BONDS		$182,963

U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (10.01%)
Federal Home Loan Mortgage Corporation
(FHLMC) (0.42%)
9.50%, 8/1/2016	12	13
6.00%, 4/1/2017	290	296
6.00%, 5/1/2017	535	546
7.08%, 11/1/2021 (b)	35	35

		890

Federal National Mortgage Association (FNMA) (0.46%)
6.50%, 1/1/2012	165	169
6.50%, 1/1/2014	150	155
8.50%, 11/1/2017	26	28
6.60%, 1/1/2019 (b)	18	18
5.61%, 4/1/2019 (b)	9	9
10.00%, 5/1/2022	15	17
7.05%, 11/1/2022 (b)	4	3
4.66%, 11/1/2032 (b)	511	522
5.68%, 11/1/2035 (b)	36	36

		957

Government National Mortgage Association
(GNMA) (0.10%)
11.00%, 2/15/2010	3	4
8.00%, 3/15/2012	4	4
11.00%, 10/15/2015	23	26
11.00%, 11/15/2015	12	14
11.00%, 11/15/2015	46	52
10.00%, 1/15/2019	85	97
10.00%, 2/15/2019	1	1
11.00%, 8/15/2020	10	11
9.00%, 4/20/2025	4	5

		214

U.S. Treasury (9.03%)
3.25%, 8/15/2008 (a)(d)	5,000	4,965
2.63%, 3/15/2009 (a)	6,000	5,892
4.88%, 5/15/2009 (a)	5,000	5,067
See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (continued)
U.S. Treasury (continued)
4.75%, 2/15/2010 (a)	$3,000	$3,052

		18,976

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$21,037

SHORT TERM INVESTMENTS (13.21%)
Money Market Funds (13.21%)
BNY Institutional Cash Reserve Fund (e)	$27,768	$27,768

TOTAL SHORT TERM INVESTMENTS		$27,768

REPURCHASE AGREEMENTS (1.87%)
Money Center Banks (1.87%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues;$2,02 1,000; 0%; dated 12/13/07-07/25/08)	$1,962	$1,962
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $2,02 1,000; 0% - 6.13%; dated 12/04/07-08/25/16)	1,962	1,962

		3,924

TOTAL REPURCHASE AGREEMENTS		$3,924

Total Investments		$235,692
Liabilities in Excess of Other Assets, Net — (12.16)%		(25,550)

TOTAL NET ASSETS - 100.00%		$210,142

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Variable Rate

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $9,235 or 4.39% of net assets.

(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $174 or 0.08% of net assets.

(e)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$970
Unrealized Depreciation	(3,248)

Net Unrealized Appreciation (Depreciation)	(2,278)
Cost for federal income tax purposes	237,970
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Sell:

U.S. 5 Year Note; December 2007	100	$10,666	$10,734	$(68)
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	40.62%
Mortgage Securities	22.06%
Government	18.14%
Communications	8.58%
Consumer, Non-cyclical	8.54%
Consumer, Cyclical	8.14%
Utilities	2.87%
Asset Backed Securities	2.27%
Industrial	0.94%
Liabilities in Excess of Other Assets, Net	(12.16%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	5.11%
See accompanying notes

Schedule of Investments
SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (98.72%)
Advertising Services (0.45%)
inVentiv Health Inc (a)	37,296	$1,575

Aerospace & Defense (1.40%)
Esterline Technologies Corp (a)	33,300	1,824
Teledyne Technologies Inc (a)	38,437	2,011
TransDigm Group Inc (a)	24,270	1,105

		4,940

Aerospace & Defense Equipment (1.85%)
BE Aerospace Inc (a)	69,040	3,432
Moog Inc (a)	23,830	1,100
Triumph Group Inc (b)	25,430	2,024

		6,556

Airlines (0.38%)
Allegiant Travel Co (a)(b)	22,342	805
Republic Airways Holdings Inc (a)(b)	25,950	552

		1,357

Alternative Waste Tech (0.17%)
Calgon Carbon Corp (a)(b)	39,490	588

Apparel Manufacturers (0.96%)
Gymboree Corp (a)	22,410	763
Phillips-Van Heusen	55,040	2,631

		3,394

Applications Software (0.64%)
Progress Software Corp (a)	39,000	1,276
Verint Systems Inc (a)	39,088	980

		2,256

Auto/Truck Parts & Equipment — Original (0.08%)
Tenneco Inc (a)	9,099	279

Auto/Truck Parts & Equipment — Replacement (0.23%)
Aftermarket Technology Corp (a)	23,915	826

Batteries & Battery Systems (0.06%)
Greatbatch Inc (a)(b)	8,904	221

Beverages — Wine & Spirits (0.61%)
Central European Distribution Corp (a)(b)	40,470	2,152

Building — Heavy Construction (0.20%)
Granite Construction Inc	16,730	716

Building — Mobile Home & Manufactured Housing (0.17%)
Williams Scotsman International Inc (a)(b)(c)	21,235	600

Building & Construction Products -
Miscellaneous (0.59%)
Interline Brands Inc (a)(b)	57,650	1,377

NCI Building Systems Inc (a)(b)	18,150	711

		2,088

Building Products — Cement & Aggregate (0.49%)
Texas Industries Inc	23,636	1,727

Building Products — Doors & Windows (0.15%)
Apogee Enterprises Inc	21,775	512

Building Products — Light Fixtures (0.48%)
Genlyte Group Inc (a)(b)	26,234	1,708

Chemicals — Diversified (1.00%)
FMC Corp	39,174	2,253
Rockwood Holdings Inc (a)(b)	32,950	1,288

		3,541

Chemicals — Plastics (0.07%)
Landec Corp (a)(b)	16,847	250

Chemicals — Specialty (1.26%)
Arch Chemicals Inc	50,191	2,290
OM Group Inc (a)(b)	41,076	2,176

		4,466

Collectibles (0.34%)
RC2 Corp (a)(b)	40,640	1,212

Commercial Banks (5.87%)
Alabama National Bancorporation	9,750	768
Bancfirst Corp	8,562	389
Bank of Hawaii Corp (b)	35,482	1,886
Central Pacific Financial Corp (b)	44,508	998
City Bank/Lynnwood WA (b)	18,906	453
City Holding Co	18,354	694
Columbia Banking System Inc	17,280	537
Community Bancorp/NV (a)(b)	17,299	351
Cullen/Frost Bankers Inc	32,722	1,740
East West Bancorp Inc	65,742	2,218
First Community Bancorp Inc/CA (b)	6,625	323
First State Bancorporation/NM	15,621	265
Green Bankshares Inc	14,826	475
IBERIABANK Corp	9,418	467
Integra Bank Corp	32,370	558
Pacific Capital Bancorp NA	26,330	546
Pinnacle Financial Partners Inc (a)(b)	15,541	454
Preferred Bank/Los Angeles CA	29,462	876
Prosperity Bancshares Inc (b)	34,747	1,123
S&T Bancorp Inc (b)	17,920	594
Southwest Bancorp Inc/Stillwater OK	13,699	259
Sterling Bancshares Inc/TX	56,510	689
See accompanying notes

Schedule of Investments
SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Commercial Banks (continued)
Sterling Financial Corp/WA (b)	53,758	$1,210
SVB Financial Group (a)(b)	31,977	1,656
Trustmark Corp (b)	20,400	551
Vineyard National Bancorp — Warrants (a)(c)(d)(e)	2,369	—
West Coast Bancorp/OR	18,815	510
Wilshire Bancorp Inc	17,420	179

		20,769

Commercial Services (0.31%)
Steiner Leisure Ltd (a)	24,500	1,102

Commercial Services — Finance (0.74%)
Morningstar Inc (a)(b)	17,471	1,300
Wright Express Corp (a)	33,985	1,315

		2,615

Communications Software (0.04%)
DivX Inc (a)(b)	12,599	158

Computer Aided Design (1.04%)
Ansys Inc (a)	51,760	2,009
Aspen Technology Inc (a)(b)	96,216	1,678

		3,687

Computer Graphics (0.27%)
Trident Microsystems Inc (a)(b)	125,920	948

Computer Services (1.70%)
Ciber Inc (a)	138,220	1,077
Manhattan Associates Inc (a)(b)	59,430	1,792
Ness Technologies Inc (a)(b)	73,830	864
SI International Inc (a)	22,820	644
SYKES Enterprises Inc (a)(b)	93,802	1,655

		6,032

Computer Software (0.19%)
Double-Take Software Inc (a)	28,110	670

Consulting Services (0.97%)
FTI Consulting Inc (a)(b)	23,410	1,271
Huron Consulting Group Inc (a)	30,872	2,157

		3,428

Consumer Products — Miscellaneous (0.59%)
CSS Industries Inc (b)	17,240	683
Jarden Corp (a)(b)	4,618	164
Prestige Brands Holdings Inc (a)	46,650	488
Tupperware Brands Corp	21,030	759

		2,094

Cosmetics & Toiletries (0.43%)
Chattem Inc (a)(b)	20,310	1,509

Data Processing & Management (0.21%)
Commvault Systems Inc (a)(b)	36,923	751

Diagnostic Equipment (0.54%)
Immucor Inc (a)	59,103	1,906

Diagnostic Kits (0.66%)
Meridian Bioscience Inc (b)	70,890	2,346

Distribution & Wholesale (1.32%)
Tech Data Corp (a)	22,200	873
United Stationers Inc (a)	39,125	2,266
WESCO International Inc (a)(b)	32,596	1,520

		4,659

Diversified Manufacturing Operations (0.70%)
Barnes Group Inc	28,720	1,055
Koppers Holdings Inc (b)	31,530	1,412

		2,467

Diversified Operations & Commercial Services (0.07%)
Chemed Corp	4,424	254

Electric — Integrated (1.89%)
Allete Inc	59,100	2,582
Empire District Electric Co/The (b)	45,360	1,091
PNM Resources Inc	45,329	1,134
Portland General Electric Co	66,898	1,883

		6,690

Electric Products — Miscellaneous (0.29%)
GrafTech International Ltd (a)	54,470	1,029

Electronic Components — Semiconductors (1.75%)
Mellanox Technologies Ltd (a)(b)	20,110	475
ON Semiconductor Corp (a)(b)	287,014	2,928
Zoran Corp (a)(b)	109,780	2,799

		6,202

Electronic Design Automation (0.49%)
Ansoft Corp (a)(b)	27,342	823
Magma Design Automation Inc (a)	60,330	898

		1,721

Electronic Measurement Instruments (0.79%)
Analogic Corp	27,760	1,587
Tektronix Inc (b)	32,243	1,220

		2,807

Electronic Security Devices (0.16%)
LoJack Corp (a)(b)	32,655	574

E-Marketing & Information (0.28%)
Digital River Inc (a)(b)	18,810	998
See accompanying notes

Schedule of Investments
SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Engineering — Research & Development Services (0.77%)
EMCOR Group Inc (a)	79,223	$2,728

Enterprise Software & Services (1.88%)
Informatica Corp (a)(b)	134,370	2,295
IDA Software Group Inc (a)	51,329	1,281
Lawson Software Inc (a)(b)	21,195	239
Omnicell Inc (a)(b)	59,610	1,574
SYNNEX Corp (a)(b)	56,200	1,257

		6,646

Fiduciary Banks (0.19%)
Boston Private Financial Holdings Inc	23,050	663

Finance — Investment Banker & Broker (0.45%)
Investment Technology Group Inc (a)	23,759	996
KBW Inc (a)(b)	807	24
Stifel Financial Corp (a)(b)	10,270	583

		1,603

Finance — Leasing Company (0.39%)
Financial Federal Corp (b)	44,032	1,190
Marlin Business Services Corp (a)	15,284	194

		1,384

Food — Miscellaneous/Diversified (0.73%)
Ralcorp Holdings Inc (a)	46,080	2,594

Food — Wholesale & Distribution (0.52%)
Spartan Stores Inc	82,830	1,841

Footwear & Related Apparel (0.93%)
Steven Madden Ltd (b)	53,680	1,197
Wolverine World Wide Inc	81,450	2,088

		3,285

Gas — Distribution (0.92%)
Northwest Natural Gas Co	42,080	2,027
South Jersey Industries Inc	32,948	1,238

		3,265

Home Furnishings (0.59%)
Tempur-Pedic International Inc (b)	58,110	2,092

Hotels & Motels (0.21%)
Gaylord Entertainment Co (a)	13,621	742

Human Resources (0.35%)
Korn/Ferry International (a)(b)	64,948	1,244

Independent Power Producer (0.17%)
Ormat Technologies Inc (b)	11,180	603

Instruments — Controls (0.77%)
Mettler Toledo International Inc (a)	25,608	2,723

Instruments — Scientific (0.66%)
Dionex Corp (a)	9,060	797
Varian Inc (a)	20,601	1,522

		2,319

Insurance Brokers (0.14%)
Hilb Rogal & Hobbs Co	11,450	505

Internet Application Software (1.10%)
Dealer Track Holdings Inc (a)	14,760	725
RealNetworks Inc (a)(b)	119,530	868
SI Corp (a)	119,380	1,005
Vocus Inc (a)(b)	35,830	1,289

		3,887

Internet Infrastructure Software (0.63%)
TIBCO Software Inc (a)	242,660	2,228

Internet Telephony (0.24%)
j2 Global Communications Inc (a)(b)	24,890	839

Intimate Apparel (0.66%)
Warnaco Group Inc/The (a)	57,700	2,348

Investment Companies (0.70%)
Ares Capital Corp (b)	103,751	1,726
Hercules Technology Growth Capital Inc	31,340	402
Technology Investment Capital Corp (b)	27,657	361

		2,489

Investment Management & Advisory Services (0.13%)
National Financial Partners Corp (b)	8,570	469

Lasers — Systems & Components (0.76%)
Cymer Inc (a)	50,230	2,135
Excel Technology Inc (a)	19,410	546

		2,681

Leisure & Recreation Products (0.62%)
WMS Industries Inc (a)(b)	63,375	2,197

Life & Health Insurance (0.62%)
Delphi Financial Group Inc	56,484	2,189

Linen Supply & Related Items (0.28%)
Unifirst Corp/MA	26,095	982

Machinery — Construction & Mining (0.91%)
Astec Industries Inc (a)	33,550	1,520
Bucyrus International Inc (b)	20,530	1,694

		3,214

Machinery — General Industry (1.01%)
Gardner Denver Inc (a)	20,774	751
Middleby Corp (a)(b)	23,050	1,502
Tennant Co (b)	10,510	496
See accompanying notes

Schedule of Investments
SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Machinery — General Industry (continued)
Wabtec Corp	22,180	$832

		3,581

Machinery Tools & Related Products (1.17%)
Hardinge Inc	46,595	1,506
Kennametal Inc	29,070	2,652

		4,158

Medical — Biomedical/Gene (0.97%)
Applera Corp — Celera Group (a)(b)	72,589	1,184
Exelixis Inc (a)(b)	66,460	731
Incyte Corp (a)(b)	106,390	921
Integra LifeSciences Holdings Corp (a)(b)	12,110	587

		3,423

Medical — Drugs (1.87%)
Acadia Pharmaceuticals Inc (a)(b)	14,217	219
Adams Respiratory Therapeutics Inc (a)(b)	43,480	1,910
Cubist Pharmaceuticals Inc (a)(b)	34,296	803
Indevus Pharmaceuticals Inc (a)(b)	64,820	499
Sciele Pharma Inc (a)(b)	28,510	725
Viropharma Inc (a)(b)	127,280	1,096
XenoPort Inc (a)(b)	17,720	870
Zymogenetics Inc (a)(b)	37,800	508

		6,630

Medical — Generic Drugs (0.12%)
Par Pharmaceutical Cos Inc (a)	22,466	414

Medical — HMO (0.43%)
Sierra Health Services Inc (a)	35,963	1,521

Medical — Outpatient & Home Medical Care (1.02%)
Air Methods Corp (a)	9,700	523
Amedisys Inc (a)(b)	47,887	2,033
LHC Group Inc (a)(b)	19,260	443
Res-Care Inc (a)	24,310	597

		3,596

Medical Imaging Systems (0.33%)
IRIS International Inc (a)(b)	63,970	1,177

Medical Laboratory & Testing Service (0.73%)
Icon Pic ADR (a)	44,640	2,589

Medical Laser Systems (0.29%)
Palomar Medical Technologies Inc (a)(b)	41,182	1,041

Medical Products (0.59%)
Accuray Inc (a)	17,146	344
Zoll Medical Corp (a)	70,885	1,734

		2,078

Metal — Aluminum (0.21%)
Kaiser Aluminum Corp	9,800	743

Metal Processors & Fabrication (1.45%)
CIRCOR International Inc	12,080	607
Commercial Metals Co	56,026	1,758
Dynamic Materials Corp (b)	12,164	669
Ladish Co Inc (a)(b)	24,820	1,139
RBC Bearings Inc (a)	24,270	976

		5,149

Miscellaneous Manufacturers (0.42%)
Aptargroup Inc	33,630	1,503

Multi-Line Insurance (0.09%)
Horace Mann Educators Corp	16,003	331

Multimedia (0.31%)
Belo Corp	59,320	1,097

Networking Products (1.16%)
Anixter International Inc (a)(b)	25,702	1,846
Polycom Inc (a)	80,440	2,251

		4,097

Non-Ferrous Metals (0.75%)
Brush Engineered Materials Inc (a)(b)	5,484	265
RTI International Metals Inc (a)	30,610	2,393

		2,658

Non-Hazardous Waste Disposal (0.43%)
Waste Connections Inc (a)	45,064	1,524

Oil — Field Services (1.34%)
Matrix Service Co (a)(b)	84,852	2,502
Superior Energy Services (a)	60,784	2,254

		4,756

Oil Company — Exploration & Production (3.29%)
Berry Petroleum Co	31,000	1,510
Mariner Energy Inc (a)(b)	46,790	1,170
Penn Virginia Corp	63,490	3,073
Petroquest Energy Inc (a)(b)	91,414	1,179
Rosetta Resources Inc (a)	43,414	825
St Mary Land & Exploration Co	62,800	2,660
Whiting Petroleum Corp (a)	22,750	1,230

		11,647

Oil Field Machinery & Equipment (0.53%)
Dril-Quip Inc (a)	35,363	1,886

Oil Refining & Marketing (0.53%)
Alon USA Energy Inc (b)	13,020	479
Holly Corp	22,008	1,382

		1,861

See accompanying notes

Schedule of Investments
SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Paper & Related Products (0.54%)
Rock-Tenn Co (b)	65,090	$1,898

Pharmacy Services (0.35%)
HealthExtras Inc (a)(b)	42,410	1,236

Physician Practice Management (0.54%)
Pediatrix Medical Group Inc (a)	28,990	1,899

Power Converter & Supply Equipment (0.44%)
Advanced Energy Industries Inc (a)(b)	96,244	1,540

Printing — Commercial (0.56%)
Consolidated Graphics Inc (a)	30,801	1,971

Private Corrections (0.83%)
Cornell Cos Inc (a)	34,124	849
Geo Group Inc/The (a)(b)	66,216	2,094

		2,943

Property & Casualty Insurance (2.09%)
American Physicians Capital Inc	23,936	1,043
CNA Surety Corp (a)	23,670	468
National Interstate Corp (b)	11,498	368
Navigators Group Inc (a)	16,480	994
Selective Insurance Group	29,417	715
Tower Group Inc (b)	61,950	1,870
United America Indemnity Ltd (a)	32,090	708
Zenith National Insurance Corp	30,335	1,219

		7,385

Recreational Centers (0.79%)
Life Time Fitness Inc (a)(b)	46,030	2,791

Reinsurance (0.82%)
Argo Group International Holdings Ltd (a)(b)	25,268	1,077
Aspen Insurance Holdings Ltd (b)	36,490	998
Max Capital Group Ltd (b)	29,820	844

		2,919

REITS — Diversified (1.04%)
Entertainment Properties Trust	41,710	2,289
Investors Real Estate Trust (b)	36,590	397
Washington Real Estate Investment Trust (b)	28,240	994

		3,680

REITS — Healthcare (0.78%)
Senior Housing Properties Trust	123,570	2,770

REITS — Hotels (1.16%)
Ashford Hospitality Trust Inc	93,380	919
DiamondRock Hospitality Co	96,920	1,857
FelCor Lodging Trust Inc	63,660	1,333

		4,109

REITS — Mortgage (1.01%)
Anthracite Capital Inc (b)	34,050	283
Arbor Realty Trust Inc	24,111	455
Deerfield Triarc Capital Corp (b)	138,939	1,327
Gramercy Capital Corp/New York (b)	57,053	1,505

		3,570

REITS — Office Property (0.50%)
BioMed Realty Trust Inc	73,582	1,758

REITS — Shopping Centers (0.57%)
Inland Real Estate Corp	46,230	689
Kite Realty Group Trust	22,260	403
Saul Centers Inc	8,440	463
Urstadt Biddle Properties Inc	28,609	475

		2,030

Research & Development (0.69%)
Parexel International Corp (a)	40,820	1,878
PharmaNet Development Group Inc (a)(b)	17,590	570

		2,448

Resorts & Theme Parks (0.81%)
Vail Resorts Inc (a)(b)	46,935	2,848

Respiratory Products (0.46%)
Respironics Inc (a)	32,606	1,632

Retail — Apparel & Shoe (1.60%)
Brown Shoe Co Inc	50,000	1,020
Dress Barn Inc (a)(b)	102,460	1,679
Genesco Inc (a)(b)	6,622	306
Men’s Wearhouse Inc	43,850	1,853
Wet Seal Inc/The (a)(b)	303,144	804

		5,662

Retail — Appliances (0.13%)
Conn’s Inc (a)(b)	18,052	462

Retail — Automobile (0.22%)
Asbury Automotive Group Inc	43,320	794

Retail — Restaurants (0.41%)
AFC Enterprises (a)(b)	27,732	370
Sonic Corp (a)(b)	43,820	1,086

		1,456

Retail — Sporting Goods (0.44%)
Hibbett Sports Inc (a)(b)	66,236	1,562

Rubber — Tires (0.50%)
Cooper Tire & Rubber Co (b)	79,930	1,781
See accompanying notes

Schedule of Investments
SmallCap Blend Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Rubber & Plastic Products (0.17%)
Myers Industries Inc (b)	27,832	$590

Savings & Loans — Thrifts (0.58%)
FirstFed Financial Corp (a)(b)	30,020	1,284
Franklin Bank Corp/Houston TX (a)(b)	33,820	262
WSFS Financial Corp	8,556	493

		2,039

Seismic Data Collection (0.72%)
Dawson Geophysical Co (a)(b)	10,099	806
ION Geophysical Corp (a)(b)	115,147	1,744

		2,550

Semiconductor Component — Integrated Circuits (1.37%)
Cirrus Logic Inc (a)	28,665	176
Emulex Corp (a)	105,826	2,292
Micrel Inc	85,040	770
Power Integrations Inc (a)	11,000	358
Standard Microsystems Corp (a)(b)	32,111	1,252

		4,848

Steel — Producers (0.51%)
Claymont Steel Holdings Inc (a)(b)	19,730	404
Reliance Steel & Aluminum Co	23,842	1,391

		1,795

Telecommunication Equipment (2.07%)
ADC Telecommunications Inc (a)	79,960	1,495
Arris Group Inc (a)(b)	161,274	1,855
Comtech Telecommunications Corp (a)(b)	46,747	2,536
CPI International Inc (a)	20,430	415
Sirenza Microdevices Inc (a)(b)	62,084	1,027

		7,328

Telecommunication Equipment — Fiber Optics (0.13%)
Oplink Communications Inc (a)	30,780	465

Telecommunication Services (1.43%)
Consolidated Communications Holdings Inc (b)	73,680	1,467
NeuStar Inc (a)(b)	40,837	1,397
Premiere Global Services Inc (a)(b)	132,470	2,183

		5,047

Telephone — Integrated (0.40%)
Alaska Communications Systems Group Inc (b)	86,519	1,408

Television (0.42%)
Lin TV Corp (a)	34,610	504
Sinclair Broadcast Group Inc (b)	82,099	989

		1,493

Textile — Apparel (0.35%)
Perry Ellis International Inc (a)	52,740	1,224

Therapeutics (1.52%)
BioMarin Pharmaceuticals Inc (a)(b)	45,410	1,259
Isis Pharmaceuticals Inc (a)(b)	108,650	1,915
Medarex Inc (a)(b)	109,484	1,308
Progenies Pharmaceuticals Inc (a)(b)	38,070	882

		5,364

Tobacco (0.16%)
Alliance One International Inc (a)	88,780	580

Toys (0.60%)
Jakks Pacific Inc (a)(b)	64,922	1,720
Marvel Entertainment Inc (a)(b)	16,570	410

		2,130

Transactional Software (0.57%)
VeriFone Holdings Inc (a)(b)	40,470	2,000

Transport — Marine (0.35%)
Horizon Lines Inc (b)	39,726	1,250

Transport — Services (0.35%)
HUB Group Inc (a)(b)	48,110	1,221

Transport — Truck (0.02%)
Old Dominion Freight Line Inc (a)(b)	3,389	77

Travel Services (0.06%)
Ambassadors Group Inc	12,565	228

Vitamins & Nutrition Products (0.19%)
USANA Health Sciences Inc (a)(b)	16,530	675

Wire & Cable Products (0.72%)
Belden Inc (b)	17,500	1,020
General Cable Corp (a)(b)	21,441	1,543

		2,563

Wireless Equipment (0.51%)
EMS Technologies Inc (a)(b)	31,870	894
Viasat Inc (a)	30,207	921

		1,815

TOTAL COMMON STOCKS		$349,434

See accompanying notes

Schedule of Investments
SmallCap Blend Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (28.86%)
Commercial Paper (1.78%)
Investment in Joint Trading Account; General Electric Capital 4.81%,11/1/2007	$6,290	$6,290

Money Market Funds (27.08%)
BNY Institutional Cash Reserve Fund (f)	95,869	95,869

TOTAL SHORT TERM INVESTMENTS		$102,159

Total Investments		$451,593
Liabilities in Excess of Other Assets, Net — (27.58)%		(97,623)

TOTAL NET ASSETS -100.00%		$353,970

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $600 or 0.17% of net assets.

(d)	Security is Illiquid

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $0 or 0.00% of net assets.

(f)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$62,688
Unrealized Depreciation	(16,985)

Net Unrealized Appreciation (Depreciation)	45,703
Cost for federal income tax purposes	405,890
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	46.00%
Consumer, Non-cyclical	18.16%
Industrial	17.73%
Consumer, Cyclical	12.69%
Technology	10.15%
Communications	9.12%
Energy	6.41%
Basic Materials	4.34%
Utilities	2.98%
Liabilities in Excess of Other Assets, Net	(27.58%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SmallCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (98.61%)
Advertising Services (0.92%)
inVentiv Health Inc (a)(b)	104,236	$4,402

Aerospace & Defense (1.99%)
Esterline Technologies Corp (b)	64,086	3,511
Teledyne Technologies Inc (b)	52,582	2,750
TransDigm Group Inc (b)	71,918	3,274

		9,535

Aerospace & Defense Equipment (2.31%)
AAR Corp (b)	94,518	3,029
BE Aerospace Inc (b)	82,469	4,100
Triumph Group Inc (a)	49,000	3,901

		11,030

Airlines (0.64%)
Allegiant Travel Co (a)(b)	84,787	3,054

Alternative Waste Tech (0.46%)
Darling International Inc (a)(b)	220,000	2,213

Apparel Manufacturers (1.59%)
G-III Apparel Group Ltd (a)(b)	172,000	2,798
Gymboree Corp (b)	74,477	2,535
Phillips-Van Heusen	47,032	2,248

		7,581

Batteries & Battery Systems (0.40%)
Greatbatch Inc (a)(b)	77,300	1,922

Beverages — Wine & Spirits (0.63%)
Central European Distribution Corp (a)(b)	56,673	3,014

Broadcasting Services & Programming (0.29%)
World Wrestling Entertainment Inc	90,000	1,368

Building Products — Cement & Aggregate (0.47%)
Texas Industries Inc	30,587	2,235

Building Products — Doors & Windows (0.73%)
Apogee Enterprises Inc (a)	147,500	3,471

Building Products — Light Fixtures (0.47%)
Genlyte Group Inc (a)(b)	34,658	2,256

Cellular Telecommunications (0.00%)
Syniverse Holdings Inc (a)(b)	1	—

Chemicals — Plastics (0.22%)
Landec Corp (a)(b)	70,204	1,043

Collectibles (0.49%)
RC2 Corp (a)(b)	78,500	2,341

Commercial Banks (1.24%)
City Bank/Lynnwood WA (a)	63,377	1,518
Preferred Bank/Los Angeles CA	72,538	2,157
United Community Banks Inc/GA (a)	102,540	2,270

		5,945

Commercial Services (0.77%)
Steiner Leisure Ltd (b)	81,372	3,660

Commercial Services — Finance (1.57%)
Morningstar Inc (b)	50,600	3,766
Wright Express Corp (b)	96,164	3,721

		7,487

Communications Software (0.23%)
DivX Inc (a)(b)	88,000	1,103

Computer Aided Design (1.63%)
Ansys Inc (b)	93,393	3,625
Aspen Technology Inc (a)(b)	239,643	4,179

		7,804

Computer Graphics (0.29%)
Trident Microsystems Inc (a)(b)	181,841	1,369

Computer Services (1.32%)
SI International Inc (b)	95,842	2,704
Syntel Inc	84,824	3,612

		6,316

Computers — Integrated Systems (0.78%)
Micros Systems Inc (b)	52,178	3,747

Consulting Services (2.06%)
FTI Consulting Inc (b)	54,819	2,977
Gartner Inc (b)	118,000	2,584
Huron Consulting Group Inc (b)	61,439	4,293

		9,854

Consumer Products — Miscellaneous (0.84%)
Fossil Inc (a)(b)	40,000	1,502
Tupperware Brands Corp	69,000	2,491

		3,993

Cosmetics & Toiletries (0.38%)
Chattem Inc (a)(b)	24,600	1,828

Data Processing & Management (0.70%)
Commvault Systems Inc (b)	165,220	3,361

Decision Support Software (0.68%)
Interactive Intelligence Inc (a)(b)	125,048	3,257

Dental Supplies & Equipment (0.47%)
Align Technology Inc (a)(b)	108,000	2,236
See accompanying notes

Schedule of Investments
SmallCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Diagnostic Equipment (0.80%)
Immucor Inc (b)	118,363	$3,817

Diagnostic Kits (0.92%)
Meridian Bioscience Inc	133,615	4,421

Distribution & Wholesale (0.79%)
LKQ Corp (a)(b)	97,395	3,756

Electronic Components — Semiconductors (1.71%)
Mellanox Technologies Ltd (a)(b)	59,000	1,393
ON Semiconductor Corp (a)(b)	296,723	3,027
Zoran Corp (b)	146,840	3,744

		8,164

Electronic Design Automation (1.44%)
Ansoft Corp (b)	104,868	3,154
Magma Design Automation Inc (a)(b)	250,350	3,728

		6,882

Electronic Measurement Instruments (0.49%)
Itron Inc (a)(b)	21,605	2,322

E-Marketing & Information (0.57%)
Digital River Inc (a)(b)	51,800	2,749

Enterprise Software & Services (1.60%)
Informatica Corp (b)	199,446	3,407
Omnicell Inc (a)(b)	161,411	4,261

		7,668

Finance — Investment Banker & Broker (0.61%)
Investment Technology Group Inc (b)	23,500	985
KBW Inc (a)(b)	63,593	1,926

		2,911

Finance — Other Services (0.69%)
GFI Group Inc (a)(b)	38,291	3,305

Food — Miscellaneous/Diversified (0.86%)
Hain Celestial Group Inc (a)(b)	117,700	4,127

Footwear & Related Apparel (1.78%)
CROCS Inc (a)(b)	44,300	3,312
Steven Madden Ltd (a)	94,987	2,117
Wolverine World Wide Inc	120,921	3,100

		8,529

Hotels & Motels (0.46%)
Gaylord Entertainment Co (a)(b)	40,500	2,206

Insurance Brokers (0.19%)
Hilb Rogal & Hobbs Co	21,000	925

Internet Application Software (1.41%)
Dealer Track Holdings Inc (b)	59,484	2,920
Vocus Inc (a)(b)	106,711	3,840

		6,760

Internet Telephony (0.65%)
j2 Global Communications Inc (a)(b)	91,722	3,090

Intimate Apparel (0.73%)
Warnaco Group Inc/The (b)	85,998	3,499

Investment Companies (0.37%)
Ares Capital Corp (a)	106,000	1,764

Lasers — Systems & Components (1.43%)
Cymer Inc (b)	71,017	3,018
Rofin-Sinar Technologies Inc (b)	48,681	3,828

		6,846

Leisure & Recreation Products (0.55%)
WMS Industries Inc (a)(b)	75,750	2,626

Life & Health Insurance (0.34%)
Delphi Financial Group Inc	41,752	1,618

Machinery — Construction & Mining (1.68%)
Astec Industries Inc (a)(b)	80,351	3,642
Bucyrus International Inc	53,250	4,393

		8,035

Machinery — General Industry (1.50%)
Gardner Denver Inc (b)	26,666	964
Middleby Corp (a)(b)	47,200	3,076
Wabtec Corp	83,543	3,135

		7,175

Medical — Biomedical/Gene (3.48%)
Applera Corp — Celera Group (b)	177,630	2,897
Exelixis Inc (a)(b)	226,456	2,491
Genomic Health Inc (a)(b)	99,000	2,537
Incyte Corp (a)(b)	287,837	2,493
Integra LifeSciences Holdings Corp (a)(b)	72,100	3,495
Lifecell Corp (a)(b)	62,375	2,748

		16,661

Medical — Drugs (2.63%)
Adams Respiratory Therapeutics Inc (a)(b)	49,900	2,193
Cubist Pharmaceuticals Inc (b)	112,000	2,621
Indevus Pharmaceuticals Inc (a)(b)	337,104	2,596
Sciele Pharma Inc (a)(b)	117,000	2,976
Viropharma Inc (a)(b)	253,687	2,184

		12,570

Medical — Outpatient & Home Medical Care (1.33%)
Amedisys Inc (a)(b)	99,689	4,232
See accompanying notes

Schedule of Investments
SmallCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)

Medical - Outpatient & Home Medical Care (continued)

LHC Group Inc (a)(b)	93,268	$2,143

		6,375

Medical Imaging Systems (0.29%)
IRIS International Inc (b)	76,000	1,398

Medical Information Systems (0.84%)
Phase Forward Inc (b)	168,315	4,004

Medical Instruments (1.18%)
Kyphon Inc (a)(b)	49,219	3,489
Ventana Medical Systems Inc (a)(b)	24,494	2,155

		5,644

Medical Laboratory & Testing Service (0.91%)
Icon Plc ADR (b)	75,114	4,357

Medical Laser Systems (0.66%)
LCA-Vision Inc (a)	72,987	1,246
Palomar Medical Technologies Inc (a)(b)	75,987	1,922

		3,168

Medical Products (1.30%)
Accuray Inc (a)(b)	175,000	3,518
Zoll Medical Corp (a)(b)	110,934	2,713

		6,231

Metal — Aluminum (0.62%)
Kaiser Aluminum Corp	39,200	2,971

Metal Processors & Fabrication (2.72%)
Dynamic Materials Corp (a)	60,661	3,338
Haynes International Inc (a)(b)	33,200	2,906
Ladish Co Inc (b)	69,752	3,201
RBC Bearings Inc (a)(b)	88,988	3,576

		13,021

Miscellaneous Manufacturers (0.42%)
Reddy Ice Holdings Inc	72,971	2,021

Networking Products (1.22%)
Anixter International Inc (a)(b)	47,099	3,384
Polycom Inc (b)	87,000	2,434

		5,818

Non-Ferrous Metals (0.99%)
Brush Engineered Materials Inc (a)(b)	42,600	2,058
RTI International Metals Inc (b)	34,178	2,672

		4,730

Office Furnishings — Original (0.39%)
Knoll Inc (a)	98,448	1,870

Oil — Field Services (1.28%)
Matrix Service Co (a)(b)	120,400	3,550
W-H Energy Services Inc (b)	44,800	2,579

		6,129

Oil Company — Exploration & Production (2.78%)
Arena Resources Inc (a)(b)	82,400	3,008
Petroquest Energy Inc (b)	301,500	3,889
Rosetta Resources Inc (a)(b)	152,000	2,888
St Mary Land & Exploration Co	82,424	3,492

		13,277

Oil Field Machinery & Equipment (0.63%)
Dril-Quip Inc (b)	56,669	3,022

Oil Refining & Marketing (0.58%)
Alon USA Energy Inc (a)	75,600	2,780

Pharmacy Services (0.54%)
HealthExtras Inc (b)	88,000	2,564

Physician Practice Management (0.50%)
Pediatrix Medical Group Inc (b)	36,486	2,390

Power Converter & Supply Equipment (0.62%)
Advanced Energy Industries Inc (a)(b)	185,139	2,962

Precious Metals (0.39%)
Coeur d’Alene Mines Corp (a)(b)	470,303	1,858

Private Corrections (1.19%)
Cornell Cos Inc (a)(b)	57,467	1,430
Geo Group Inc/The (b)	135,300	4,279

		5,709

Property & Casualty Insurance (0.64%)
Amtrust Financial Services Inc (a)	81,000	1,130
Zenith National Insurance Corp	48,424	1,946

		3,076

Real Estate Operator & Developer (0.27%)
DuPont Fabros Technology Inc (b)	59,277	1,273

Recreational Centers (0.90%)
Life Time Fitness Inc (a)(b)	71,046	4,308

REITS — Apartments (0.50%)
Essex Property Trust Inc	19,500	2,407

REITS — Diversified (1.72%)
Digital Realty Trust Inc	105,076	4,622
Entertainment Properties Trust	65,467	3,592

		8,214

REITS — Hotels (0.66%)
Sunstone Hotel Investors Inc (a)	114,000	3,170
See accompanying notes

Schedule of Investments
SmallCap Growth Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
REITS — Mortgage (0.20%)
Deerfield Triarc Capital Corp (a)	102,056	$975

REITS — Office Property (0.63%)
Kilroy Realty Corp	46,400	3,018

Research & Development (0.63%)
Parexel International Corp (b)	65,549	3,015

Retail — Apparel & Shoe (1.61%)
Aeropostale Inc (b)	71,909	1,647
Men’s Wearhouse Inc	66,178	2,796
Stage Stores Inc	119,782	2,247
Wet Seal Inc/The (a)(b)	383,007	1,015

		7,705

Retail — Restaurants (1.09%)
BJ’s Restaurants Inc (a)(b)	115,524	2,286
Buffalo Wild Wings Inc (a)(b)	53,578	1,643
McCormick & Schmick’s Seafood Restaurant	75,596	1,284
(a)(b)

		5,213

Retail — Sporting Goods (0.55%)
Hibbett Sports Inc (a)(b)	112,380	2,651

Retail — Sunglasses (0.16%)
FGX International Holdings Ltd (b)	43,527	744

Schools (1.67%)
DeVry Inc	98,000	5,360
INVESTools Inc (a)(b)	178,350	2,602

		7,962

Seismic Data Collection (1.10%)
Dawson Geophysical Co (a)(b)	25,636	2,046
ION Geophysical Corp (a)(b)	212,218	3,215

		5,261

Semiconductor Component — Integrated Circuits (1.66%)
Emulex Corp (b)	142,203	3,080
Micrel Inc	212,000	1,918
Power Integrations Inc (b)	90,000	2,928

		7,926

Semiconductor Equipment (0.55%)
ATMI Inc (b)	82,088	2,638

Steel — Producers (0.28%)
Claymont Steel Holdings Inc (a)(b)	65,357	1,339

Telecommunication Equipment (1.83%)
CommScope Inc (b)	64,935	3,063
Sirenza Microdevices Inc (a)(b)	344,048	5,691

		8,754

Telecommunication Services (1.15%)
Cbeyond Inc (a)(b)	78,000	3,052
NeuStar Inc (a)(b)	71,560	2,447

		5,499

Theaters (0.38%)
National CineMedia Inc (a)	68,167	1,835

Therapeutics (2.13%)
BioMarin Pharmaceuticals Inc (a)(b)	102,367	2,839
Isis Pharmaceuticals Inc (a)(b)	205,518	3,621
Medarex Inc (a)(b)	174,209	2,082
Progenies Pharmaceuticals Inc (a)(b)	70,860	1,641

		10,183

Toys (0.37%)
Marvel Entertainment Inc (a)(b)	72,000	1,781

Transactional Software (0.69%)
VeriFone Holdings Inc (a)(b)	66,492	3,287

Transport — Marine (0.52%)
Horizon Lines Inc (a)	78,400	2,466

Transport — Services (0.26%)
HUB Group Inc (b)	49,633	1,259

Travel Services (0.40%)
Ambassadors Group Inc (a)	105,738	1,921

Wire & Cable Products (1.38%)
Belden Inc (a)	56,972	3,320
General Cable Corp (b)	45,319	3,262

		6,582

Wireless Equipment (1.05%)
EMS Technologies Inc (b)	62,000	1,738
Viasat Inc (b)	107,082	3,266

		5,004

TOTAL COMMON STOCKS		$471,616

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (27.23%)
Commercial Paper (1.18%)
Investment in Joint Trading Account; General
Electric Capital
4.81%, 11/1/2007	$5,667	$5,667
See accompanying notes

Schedule of Investments
SmallCap Growth Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (continued)
Money Market Funds (26.05%)
BNY Institutional Cash Reserve Fund (c)	$124,573	$124,573

TOTAL SHORT TERM INVESTMENTS		$130,240

Total Investments		$601,856
Liabilities in Excess of Other Assets, Net — (25.84)%		(123,599)

TOTAL NET ASSETS — 100.00%		$478,257

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$85,345
Unrealized Depreciation	(27,010)

Net Unrealized Appreciation (Depreciation)	58,335
Cost for federal income tax purposes	543,521

All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Financial	35.30%
Consumer, Non-cyclical	27.74%
Industrial	17.85%
Technology	14.12%
Consumer, Cyclical	12.88%
Communications	9.08%
Energy	6.37%
Basic Materials	2.50%
Liabilities in Excess of Other Assets, Net	(25.84%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (98.90%)
Advanced Materials & Products (0.31%)
Ceradyne Inc (a)(b)	22,810	$1,560

Advertising Services (0.22%)
inVentiv Health Inc (b)	26,947	1,138

Aerospace & Defense (0.53%)
Esterline Technologies Corp (b)	21,561	1,181
Teledyne Technologies Inc (b)	29,273	1,531

		2,712

Aerospace & Defense Equipment (1.41%)
AAR Corp (a)(b)	31,580	1,012
Curtiss-Wright Corp	37,122	2,090
GenCorp Inc (a)(b)	47,041	554
Kaman Corp	20,487	772
Moog Inc (b)	35,468	1,637
Triumph Group Inc (a)	13,905	1,107

		7,172

Airlines (0.34%)
Frontier Airlines Holdings Inc (a)(b)	30,616	216
Mesa Air Group Inc (a)(b)	24,005	111
Skywest Inc	51,959	1,418

		1,745

Apparel Manufacturers (0.71%)
Ashworth Inc (b)	12,248	68
Gymboree Corp (b)	25,331	862
Kellwood Co (a)	21,634	359
Maidenform Brands Inc (a)(b)	16,180	240
Oxford Industries Inc	12,989	337
Quiksilver Inc (a)(b)	102,755	1,387
Volcom Inc (a)(b)	12,202	357

		3,610

Applications Software (0.31%)
EPIQ Systems Inc (a)(b)	22,189	430
Progress Software Corp (b)	34,803	1,139

		1,569

Athletic Equipment (0.03%)
Nautilus Inc (a)	26,357	170

Athletic Footwear (0.10%)
K-Swiss Inc (a)	22,347	523

Audio & Video Products (0.12%)
Audiovox Corp (b)	15,361	184
Universal Electronics Inc (b)	11,968	432

		616

Auto — Medium & Heavy Duty Trucks (0.04%)
ASV Inc (a)(b)	16,917	197

Auto — Truck Trailers (0.05%)
Wabash National Corp	25,300	257

Auto Repair Centers (0.04%)
Midas Inc (a)(b)	12,233	195

Auto/Truck Parts & Equipment — Original (0.08%)
Superior Industries International Inc (a)	19,345	391

Auto/Truck Parts & Equipment — Replacement (0.02%)
Standard Motor Products Inc (a)	10,124	85

Batteries & Battery Systems (0.09%)
Greatbatch Inc (a)(b)	18,770	467

Brewery (0.09%)
Boston Beer Co Inc (b)	8,506	444

Broadcasting Services & Programming (0.04%)
4Kids Entertainment Inc (a)(b)	11,040	188

Building — Maintenance & Service (0.32%)
ABM Industries Inc	36,710	863
Healthcare Services Group	34,735	763

		1,626

Building — Mobile Home & Manufactured Housing (0.49%)
Champion Enterprises Inc (a)(b)	64,215	762
Coachmen Industries Inc	13,143	82
Fleetwood Enterprises Inc (a)(b)	53,676	483
Monaco Coach Corp (a)	25,025	290
Skyline Corp	5,679	201
Winnebago Industries (a)	25,720	663

		2,481

Building — Residential & Commercial (0.15%)
M/I Homes Inc (a)	10,324	171
Meritage Homes Corp (a)(b)	21,911	353
Standard-Pacific Corp (a)	54,183	260

		784

Building & Construction — Miscellaneous (0.06%)
Insituform Technologies Inc (a)(b)	22,809	321

Building & Construction Products — Miscellaneous(0.52%)
Drew Industries Inc (a)	15,085	597
Gibraltar Industries Inc	24,932	449
NCI Building Systems Inc (b)	16,773	657
Simpson Manufacturing Co Inc (a)	31,175	935

		2,638

Building Products — Air & Heating (0.40%)
Lennox International Inc	56,547	2,019
See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Building Products — Cement & Aggregate (0.33%)
Texas Industries Inc	22,844	$1,669

Building Products — Doors & Windows (0.11%)
Apogee Enterprises Inc	24,150	568

Building Products — Wood (0.11%)
Universal Forest Products Inc	15,896	569

Casino Hotels (0.07%)
Monarch Casino & Resort Inc (b)	11,806	361

Casino Services (0.08%)
Shuffle Master Inc (a)(b)	29,441	403

Chemicals — Diversified (0.07%)
Georgia Gulf Corp (a)	28,739	348

Chemicals — Plastics (0.23%)
PolyOne Corp (a)(b)	77,735	621
Schulman A Inc	22,775	538

		1,159

Chemicals — Specialty (0.92%)
Arch Chemicals Inc	20,486	935
HB Fuller Co	50,776	1,494
OM Group Inc (a)(b)	25,092	1,329
Omnova Solutions Inc (b)	35,205	200
Penford Corp	7,525	265
Quaker Chemical Corp	8,444	182
Tronox Inc — Class B (a)	34,615	285

		4,690

Circuit Boards (0.19%)
Park Electrochemical Corp (a)	16,983	532
TTM Technologies Inc (a)(b)	35,309	453

		985

Coal (0.42%)
Massey Energy Co (a)	67,813	2,148

Coffee (0.06%)
Peet’s Coffee & Tea Inc (a)(b)	10,350	282

Collectibles (0.10%)
RC2 Corp (b)	17,753	529

Commercial Banks (5.40%)
Alabama National Bancorporation (a)	14,133	1,114
Bank Mutual Corp (a)	46,117	512
Cascade Bancorp (a)	23,794	458
Central Pacific Financial Corp (a)	25,439	571
Chittenden Corp	38,873	1,385
Community Bank System Inc (a)	24,902	521
Corus Bankshares Inc (a)	27,523	303
East West Bancorp Inc	52,514	1,772
First Bancorp/Puerto Rico (a)	63,378	557
First Commonwealth Financial Corp (a)	53,640	616
First Financial Bancorp (a)	26,640	313
First Indiana Corp	10,770	342
First Midwest Bancorp Inc/IL (a)	41,354	1,393
Fremont General Corp (a)	56,599	157
Frontier Financial Corp (a)	32,373	718
Glacier Bancorp Inc (a)	44,723	910
Hancock Holding Co (a)	20,600	783
Hanmi Financial Corp	33,654	371
Independent Bank Corp/MI (a)	16,643	176
Irwin Financial Corp (a)	15,604	150
Nara Bancorp Inc	18,191	282
PrivateBancorp Inc (a)	15,498	436
Prosperity Bancshares Inc	31,847	1,029
Provident Bankshares Corp	26,961	665
Signature Bank/New York NY (b)	24,792	847
South Financial Group Inc/The (a)	61,768	1,276
Sterling Bancorp/NY	15,055	221
Sterling Bancshares Inc/TX	61,042	745
Sterling Financial Corp/WA	42,888	965
Susquehanna Bancshares Inc	43,617	880
Trustco Bank Corp NY (a)	62,679	661
UCBH Holdings Inc (a)	86,682	1,480
Umpqua Holdings Corp (a)	51,232	867
United Bankshares Inc (a)	32,052	971
United Community Banks Inc/GA (a)	34,237	758
Whitney Holding Corp (a)	56,374	1,446
Wilshire Bancorp Inc	14,725	152
Wintrust Financial Corp (a)	20,189	742

		27,545

Commercial Services (0.60%)
Arbitron Inc (a)	24,928	1,262
CPI Corp	4,429	147
Live Nation Inc (b)	55,125	1,127
Pre-Paid Legal Services Inc (a)(b)	7,521	448
Startek Inc (a)	9,474	102

		3,086

Commercial Services — Finance (0.28%)
Bankrate Inc (a)(b)	10,766	495
Coinstar Inc (a)(b)	23,316	803
Rewards Network Inc (b)	22,431	110

		1,408

Communications Software (0.33%)
Avid Technology Inc (a)(b)	28,913	850
Captaris Inc (b)	22,767	106
See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Communications Software (continued)
Digi International Inc (b)	21,079	$338
Smith Micro Software Inc (a)(b)	25,066	386

		1,680

Computer Aided Design (0.49%)
Ansys Inc (b)	64,959	2,521

Computer Services (1.11%)
CACI International Inc (a)(b)	25,060	1,350
Ciber Inc (b)	45,567	355
Factset Research Systems Inc	35,934	2,534
Manhattan Associates Inc (a)(b)	21,714	655
SI International Inc (b)	10,980	310
SYKES Enterprises Inc (b)	27,272	481

		5,685

Computer Software (0.24%)
Blackbaud Inc	36,824	992
Phoenix Technologies Ltd (b)	22,341	256

		1,248

Computers — Integrated Systems (0.96%)
Agilysys Inc	22,314	386
Catapult Communications Corp (b)	7,866	59
Mercury Computer Systems Inc (b)	18,932	296
Micros Systems Inc (b)	34,046	2,445
MTS Systems Corp (a)	14,943	665
Radiant Systems Inc (a)(b)	21,935	358
Radisys Corp (a)(b)	18,415	248
Stratasys Inc (a)(b)	17,458	454

		4,911

Computers — Memory Devices (0.10%)
Hutchinson Technology Inc (a)(b)	21,778	517

Computers — Peripheral Equipment (0.23%)
Synaptics Inc (a)(b)	21,923	1,192

Consulting Services (0.50%)
MAXIMUS Inc	18,526	888
Watson Wyatt Worldwide Inc	35,281	1,682

		2,570

Consumer Products — Miscellaneous (0.57%)
Central Garden and Pet Co — A Shares (a)(b)	59,953	499
Fossil Inc (a)(b)	38,145	1,433
Russ Berrie & Co Inc (b)	13,958	244
Spectrum Brands Inc (a)(b)	34,106	147
WD-40 Co	14,406	570

		2,893

Containers — Paper & Plastic (0.02%)
Chesapeake Corp (a)	16,627	123
Cosmetics & Toiletries(0.23%)
Chattem Inc (a)(b)	15,992	1,188

Decision Support Software (0.12%)
SPSS Inc (a)(b)	15,924	605

Diagnostic Equipment (0.37%)
Immucor Inc (b)	57,756	1,863

Diagnostic Kits (0.83%)
Idexx Laboratories Inc (b)	25,909	3,155
Meridian Bioscience Inc	33,250	1,100

		4,255

Disposable Medical Products (0.14%)
ICU Medical Inc (a)(b)	10,752	431
Merit Medical Systems Inc (a)(b)	23,154	302

		733

Distribution & Wholesale (1.59%)
Bell Microproducts Inc (a)(b)	25,406	152
Brightpoint Inc (a)(b)	42,703	692
Building Materials Holding Corp (a)	24,565	193
LKQ Corp (b)	45,192	1,743
Owens & Minor Inc	33,711	1,367
Pool Corp (a)	41,215	972
Scansource Inc (a)(b)	21,609	798
United Stationers Inc (b)	23,428	1,357
Watsco Inc (a)	20,571	856

		8,130

Diversified Manufacturing Operations (1.10%)
Acuity Brands Inc	36,469	1,743
AO Smith Corp	18,505	692
Barnes Group Inc (a)	37,554	1,380
EnPro Industries Inc (b)	17,997	738
Griffon Corp (a)(b)	21,968	339
Lydall Inc (b)	13,761	148
Standex International Corp	10,381	223
Tredegar Corp (a)	20,514	357

		5,620

Diversified Minerals (0.15%)
AMCOL International Corp (a)	18,611	751

Diversified Operations & Commercial Services (0.38%)
Chemed Corp	19,983	1,145
Viad Corp (a)	17,564	623
Volt Information Sciences Inc (a)(b)	11,433	178

		1,946

Drug Delivery Systems (0.06%)
Noven Pharmaceuticals Inc (a)(b)	20,765	321
See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
E-Commerce — Products (0.24%)
Blue Nile Inc (a)(b)	13,276	$1,049
Stamps.com Inc (a)(b)	14,222	198

		1,247

E-Commerce — Services (0.02%)
Napster Inc (b)	38,769	126

Electric — Integrated (1.30%)
Allete Inc	21,548	942
Avista Corp	44,140	973
Central Vermont Public Service Corp	8,518	271
CH Energy Group Inc	11,326	529
Cleco Corp	50,064	1,319
El Paso Electric Co (b)	38,331	933
UIL Holdings Corp	21,022	740
Unisource Energy Corp (a)	29,509	936

		6,643

Electric Products — Miscellaneous (0.12%)
Littelfuse Inc (b)	18,678	595

Electronic Components — Miscellaneous (1.29%)
Bel Fuse Inc	9,936	316
Benchmark Electronics Inc (b)	60,266	1,236
CTS Corp	29,969	370
Cubic Corp (a)	12,949	583
Daktronics Inc (a)	27,821	829
Methode Electronics Inc	31,799	399
Planar Systems Inc (a)(b)	14,654	100
Plexus Corp (b)	38,732	999
Rogers Corp (a)(b)	14,822	727
Technitrol Inc	34,160	1,005

		6,564

Electronic Components — Semiconductors (1.07%)
Actel Corp (b)	21,765	248
AMIS Holdings Inc (a)(b)	54,325	417
Diodes Inc (a)(b)	25,880	855
DSP Group Inc (b)	23,789	376
Kopin Corp (b)	56,715	226
Microsemi Corp (a)(b)	63,719	1,695
Skyworks Solutions Inc (a)(b)	134,038	1,236
Supertex Inc (a)(b)	11,525	421

		5,474

Electronic Design Automation (0.08%)
Ansoft Corp (b)	13,307	400

Electronic Measurement Instruments (2.32%)
Analogic Corp	11,062	632
FARO Technologies Inc (a)(b)	13,859	399
Flir Systems Inc (a)(b)	55,389	3,843
Itron Inc (a)(b)	25,340	2,724
Keithley Instruments Inc	11,810	118
Trimble Navigation Ltd (b)	99,247	4,139

		11,855

Electronic Security Devices (0.05%)
LoJack Corp (a)(b)	15,733	276

Electronics — Military (0.16%)
EDO Corp (a)	14,213	824

E-Marketing & Information (0.02%)
MIVA Inc (b)	26,913	86

Energy — Alternate Sources (0.10%)
Headwaters Inc (a)(b)	35,278	506

Engineering — Research & Development Services (1.89%)
EMCOR Group Inc (b)	53,824	1,853
Shaw Group Inc/The (b)	67,477	5,034
URS Corp (b)	44,580	2,755

		9,642

Engines — Internal Combustion (0.18%)
Briggs & Stratton Corp (a)	41,531	935

Enterprise Software & Services (1.14%)
Concur Technologies Inc (a)(b)	35,792	1,290
Epicor Software Corp (a)(b)	48,750	569
Informatica Corp (a)(b)	72,692	1,242
IDA Software Group Inc (b)	21,855	546
Mantech International Corp (b)	16,234	645
Omnicell Inc (b)	28,422	750
SYNNEX Corp (b)	13,860	310
Tyler Technologies Inc (a)(b)	28,887	466

		5,818

Entertainment Software (0.52%)
Take- Two Interactive Software Inc (a)(b)	61,863	1,162
THQ Inc (a)(b)	55,712	1,509

		2,671

Environmental Consulting & Engineering (0.22%)
Tetra Tech Inc (a)(b)	48,759	1,139

E-Services — Consulting (0.23%)
Perficient Inc (a)(b)	24,904	469
Websense Inc (a)(b)	37,551	691

		1,160

Fiduciary Banks (0.18%)
Boston Private Financial Holdings Inc (a)	31,150	896
See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Filtration & Separation Products (0.30%)
Clarcor Inc	41,604	$1,517

Finance — Consumer Loans (0.21%)
Portfolio Recovery Associates Inc (a)	13,352	602
World Acceptance Corp (a)(b)	14,616	472

		1,074

Finance — Investment Banker & Broker (0.85%)
Investment Technology Group Inc (b)	37,079	1,554
LaBranche & Co Inc (b)	45,198	248
optionsXpress Holdings Inc (a)	36,826	1,096
Piper Jaffray Cos (b)	15,443	794
SWS Group Inc (a)	18,760	356
TradeStation Group Inc (a)(b)	24,129	294

		4,342

Finance — Leasing Company (0.11%)
Financial Federal Corp (a)	21,540	582

Financial Guarantee Insurance (0.02%)
Triad Guaranty Inc (a)(b)	10,339	83

Firearms & Ammunition (0.03%)
Sturm Ruger & Co Inc (a)(b)	18,950	177

Food — Baking (0.28%)
Flowers Foods Inc	64,902	1,424

Food — Canned (0.14%)
TreeHouse Foods Inc (a)(b)	26,070	727

Food — Miscellaneous/Diversified (0.66%)
Hain Celestial Group Inc (a)(b)	33,157	1,163
J&J Snack Foods Corp	11,695	417
Lance Inc	25,986	550
Ralcorp Holdings Inc (b)	21,676	1,220

		3,350

Food -Retail (0.10%)
Great Atlantic & Pacific Tea Co (a)(b)	16,413	531

Food — Wholesale & Distribution (0.52%)
Nash Finch Co (a)	11,245	421
Performance Food Group Co (b)	29,626	800
Spartan Stores Inc (a)	18,242	406
United Natural Foods Inc (a)(b)	35,774	1,035

		2,662

Footwear & Related Apparel (1.86%)
CROCS Inc (a)(b)	68,136	5,093
Deckers Outdoor Corp (a)(b)	10,683	1,494
Iconix Brand Group Inc (a)(b)	47,434	1,084
Skechers U.S.A. Inc (b)	27,122	667
Wolverine World Wide Inc	44,668	1,145

		9,483

Forestry (0.10%)
Deltic Timber Corp	8,868	496

Gambling (Non-Hotel) (0.29%)
Pinnacle Entertainment Inc (a)(b)	49,943	1,458

Garden Products (0.36%)
Toro Co	33,175	1,847

Gas — Distribution (3.50%)
Atmos Energy Corp	74,497	2,090
Energen Corp	59,947	3,836
Laclede Group Inc/The	18,076	629
New Jersey Resources Corp	23,448	1,155
Northwest Natural Gas Co	22,209	1,070
Piedmont Natural Gas Co (a)	61,887	1,580
South Jersey Industries Inc	24,659	926
Southern Union Co	100,282	3,159
Southwest Gas Corp	35,433	1,054
UGI Corp	89,065	2,371

		17,870

Health Care Cost Containment (0.02%)
Hooper Holmes Inc (b)	57,347	127

Home Furnishings (0.24%)
Bassett Furniture Industries Inc	9,862	105
Ethan Allen Interiors Inc (a)	25,064	774
La-Z-Boy Inc (a)	43,268	341

		1,220

Hotels & Motels (0.07%)
Marcus Corp (a)	18,051	347

Housewares (0.09%)
Libbey Inc	12,143	218
National Presto Industries Inc (a)	3,942	217

		435

Human Resources (0.82%)
Administaff Inc	19,849	791
AMN Healthcare Services Inc (b)	25,886	492
CDI Corp	11,273	311
Cross Country Healthcare Inc (b)	26,732	420
Gevity HR Inc	19,499	195
Heidrick & Struggles International Inc	15,178	656
Labor Ready Inc (a)(b)	38,844	683
On Assignment Inc (a)(b)	29,446	246
Spherion Corp (a)(b)	46,936	409

		4,203

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Identification Systems — Development (0.52%)
Brady Corp	45,136	$1,666
Checkpoint Systems Inc (a)(b)	32,898	995

		2,661

Industrial Audio & Video Products (0.05%)
Sonic Solutions Inc (a)(b)	21,731	261

Industrial Automation & Robots (0.17%)
Cognex Corp	36,129	650
Gerber Scientific Inc (b)	19,394	214

		864

Instruments — Controls (0.57%)
Photon Dynamics Inc (a)(b)	13,915	143
Watts Water Technologies Inc (a)	26,181	744
Woodward Governor Co	24,788	1,661
X-Rite Inc (a)	24,055	335

		2,883

Instruments — Scientific (0.44%)
Dionex Corp (b)	15,619	1,375
FEI Co (a)(b)	30,233	877

		2,252

Insurance Brokers (0.27%)
Hilb Rogal & Hobbs Co (a)	30,795	1,357

Internet Application Software (0.32%)
Cybersource Corp (a)(b)	26,685	436
Dealer Track Holdings Inc (b)	24,362	1,196

		1,632

Internet Connectivity Services (0.03%)
PC-Tel Inc (b)	18,796	164

Internet Content — Information & News (0.19%)
Infospace Inc (a)	27,715	536
Knot Inc/The (a)(b)	23,127	448

		984

Internet Financial Services (0.11%)
Authorize.Net Holdings Inc (a)(b)	23,591	551

Internet Security (0.31%)
Blue Coat Systems Inc (a)(b)	27,038	1,097
Secure Computing Corp (a)(b)	48,034	476

		1,573

Internet Telephony (0.27%)
j2 Global Communications Inc (a)(b)	41,401	1,395

Lasers — Systems & Components (0.58%)
Coherent Inc (b)	26,113	856
Cymer Inc (b)	26,699	1,135
Electro Scientific Industries Inc (b)	23,545	514
Newport Corp (a)(b)	33,071	452

		2,957

Leisure & Recreation Products (0.27%)
Multimedia Games Inc (a)(b)	19,285	170
WMS Industries Inc (a)(b)	34,305	1,189

		1,359

Life & Health Insurance (0.34%)
Delphi Financial Group Inc	36,727	1,423
Presidential Life Corp	18,014	317

		1,740

Linen Supply & Related Items (0.26%)
Angelica Corp	8,010	139
G&K Services Inc	17,791	721
Unifirst Corp/MA	11,916	448

		1,308

Machinery — Construction & Mining (0.14%)
Astec Industries Inc (b)	15,710	712

Machinery — Electrical (0.55%)
Baldor Electric Co (a)	38,324	1,545
Regal-Beloit Corp	26,048	1,278

		2,823

Machinery — Farm (0.09%)
Lindsay Corp (a)	9,743	479

Machinery — General Industry (1.97%)
Albany International Corp (a)	21,904	821
Applied Industrial Technologies Inc	30,671	1,087
Gardner Denver Inc (b)	44,664	1,614
Intevac Inc (a)(b)	17,998	316
Manitowoc Co Inc/The	104,821	5,164
Robbins & Myers Inc	14,289	1,033

		10,035

Machinery — Material Handling (0.10%)
Cascade Corp (a)	7,990	503

Medical — Biomedical/Gene (1.05%)
Arqule Inc (a)(b)	28,802	226
Cambrex Corp	23,787	271
CryoLife Inc (a)(b)	20,666	140
Enzo Biochem Inc (a)(b)	26,067	316
Integra LifeSciences Holdings Corp (a)(b)	15,356	744
Lifecell Corp (a)(b)	25,422	1,120
Martek Biosciences Corp (a)(b)	26,979	824
Regeneron Pharmaceuticals Inc (a)(b)	55,194	1,214
Savient Pharmaceuticals Inc (a)(b)	36,536	515

		5,370

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Medical — Drugs (0.37%)
Bradley Pharmaceuticals Inc (a)(b)	11,331	$223
PharMerica Corp (a)(b)	25,410	405
Sciele Pharma Inc (a)(b)	29,459	750
Viropharma Inc (a)(b)	58,334	502

		1,880

Medical — Generic Drugs (0.15%)
Alpharma Inc (a)	36,457	752

Medical — HMO (0.94%)
AMERIGROUP Corp (b)	43,806	1,533
Centene Corp (b)	36,483	851
Molina Healthcare Inc (a)(b)	11,820	451
Sierra Health Services Inc (b)	46,864	1,982

		4,817

Medical — Hospitals (0.06%)
Medcath Corp (a)(b)	11,374	315

Medical — Outpatient & Home Medical Care (0.61%)
Amedisys Inc (a)(b)	21,688	921
Amsurg Corp (a)(b)	25,772	682
Gentiva Health Services Inc (b)	23,342	443
LHC Group Inc (a)(b)	12,034	276
Odyssey HealthCare Inc (b)	27,569	283
Res-Care Inc (a)(b)	20,783	510

		3,115

Medical Information Systems (0.52%)
Allscripts Healthcare Solutions Inc (a)(b)	46,871	1,298
Phase Forward Inc (b)	35,155	836
Quality Systems Inc (a)	14,565	528

		2,662

Medical Instruments (1.03%)
Arthrocare Corp (b)	22,947	1,488
Conmed Corp (b)	23,540	669
Datascope Corp	10,774	389
DJO Inc (b)	19,745	986
Kensey Nash Corp (a)(b)	9,981	273
Possis Medical Inc (a)(b)	14,292	205
SurModics Inc (a)(b)	12,594	715
Symmetry Medical Inc (a)(b)	29,607	508

		5,233

Medical Laser Systems (0.15%)
Biolase Technology Inc (a)(b)	19,958	102
LCA-Vision Inc (a)	16,773	286
Palomar Medical Technologies Inc (a)(b)	15,357	389

		777

Medical Products (1.62%)
American Medical Systems Holdings Inc (a) (b)	60,161	769
Cooper Cos Inc/The (a)	37,419	1,572
Cyberonics Inc (a)(b)	18,446	268
Haemonetics Corp (b)	22,156	1,139
Invacare Corp (a)	26,710	723
Mentor Corp (a)	28,244	1,202
Osteotech Inc (b)	14,560	101
PolyMedica Corp (a)	18,980	1,005
PSS World Medical Inc (a)(b)	56,257	1,136
Vital Signs Inc	6,654	352

		8,267

Metal — Aluminum (0.28%)
Century Aluminum Co (a)(b)	24,298	1,414

Metal Processors & Fabrication (0.72%)
Kaydon Corp (a)	23,570	1,268
Mueller Industries Inc	30,976	1,114
Quanex Corp	31,071	1,280

		3,662

Metal Products — Distribution (0.10%)
AM Castle & Co	13,482	406
Lawson Products	3,489	123

		529

Miscellaneous Manufacturers (0.50%)
Aptargroup Inc	57,409	2,566

Multi-Line Insurance (0.12%)
United Fire & Casualty Co (a)	18,490	592

Networking Products (0.75%)
Adaptec Inc (b)	99,360	351
Anixter International Inc (a)(b)	26,146	1,879
Black Box Corp	14,644	585
Netgear Inc (b)	29,256	1,034

		3,849

Non-Ferrous Metals (0.46%)
Brush Engineered Materials Inc (a)(b)	17,037	823
RTI International Metals Inc (b)	19,296	1,508

		2,331

Non-Hazardous Waste Disposal (0.38%)
Waste Connections Inc (b)	56,847	1,922

Office Furnishings — Original (0.17%)
Interface Inc	45,766	876

Office Supplies & Forms (0.03%)
Standard Register Co/The	10,550	135

Oil — Field Services (2.67%)
Basic Energy Services Inc (a)(b)	18,791	372
See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Oil — Field Services (continued)
Helix Energy Solutions Group Inc (a)(b)	76,286	$3,528
Hornbeck Offshore Services Inc (a)(b)	19,259	753
Matrix Service Co (a)(b)	22,218	655
Oceaneering International Inc (b)	45,531	3,518
SEACOR Holdings Inc (a)(b)	20,204	1,852
Superior Well Services Inc (a)(b)	13,139	268
Tetra Technologies Inc (a)(b)	60,566	1,193
W-H Energy Services Inc (b)	25,573	1,472

		13,611

Oil & Gas Drilling (0.48%)
Atwood Oceanics Inc (a)(b)	23,023	1,940
Pioneer Drilling Co (a)(b)	41,485	505

		2,445

Oil Company — Exploration & Production (2.28%)
Cabot Oil & Gas Corp	80,920	3,212
Penn Virginia Corp	31,656	1,532
Petroleum Development Corp (b)	12,448	565
St Mary Land & Exploration Co	53,011	2,246
Stone Energy Corp (a)(b)	23,403	1,043
Swift Energy Co (b)	25,109	1,191
Unit Corp (b)	38,795	1,853

		11,642

Oil Field Machinery & Equipment (0.75%)
CARBO Ceramics Inc	16,974	763
Dril-Quip Inc (b)	22,637	1,207
Gulf Island Fabrication Inc	9,115	318
Lufkin Industries Inc (a)	12,487	743
NATCO Group Inc (a)(b)	15,178	809

		3,840

Paper & Related Products (0.54%)
Buckeye Technologies Inc (b)	32,624	585
Caraustar Industries Inc (b)	24,321	98
Neenah Paper Inc (a)	12,485	424
Rock-Tenn Co (a)	29,461	859
Schweitzer-Mauduit International Inc	13,125	368
Wausau Paper Corp	42,269	423

		2,757

Pharmacy Services (0.18%)
HealthExtras Inc (b)	30,642	893

Physical Therapy & Rehabilitation Centers (0.06%)
RehabCare Group Inc (b)	14,324	297

Physician Practice Management (0.97%)
Healthways Inc (a)(b)	29,536	1,793
Matria Healthcare Inc (a)(b)	17,810	457
Pediatrix Medical Group Inc (b)	40,958	2,683

		4,933

Poultry (0.09%)
Sanderson Farms Inc	12,784	445

Power Converter & Supply Equipment (0.18%)
Advanced Energy Industries Inc (a)(b)	29,862	478
C&D Technologies Inc (a)(b)	21,446	103
Magnetek Inc (b)	25,224	130
Vicor Corp (a)	15,976	224

		935

Printing — Commercial (0.22%)
Bowne & Co Inc	23,477	408
Consolidated Graphics Inc (a)(b)	11,478	734

		1,142

Property & Casualty Insurance (1.86%)
Infinity Property & Casualty Corp	16,144	649
LandAmerica Financial Group Inc (a)	14,014	390
Philadelphia Consolidated Holding Co (b)	48,362	1,973
ProAssurance Corp (b)	27,853	1,536
RLI Corp (a)	16,482	959
Safety Insurance Group Inc (a)	13,565	488
SCPIE Holdings Inc (b)	6,903	187
Selective Insurance Group	44,680	1,086
Stewart Information Services Corp (a)	15,274	443
Tower Group Inc (a)	16,859	509
Zenith National Insurance Corp	30,962	1,244

		9,464

Publicly Traded Investment Fund (3.37%)
iShares S&P SmallCap 600 Index Fund (a)	242,218	17,183

Radio (0.05%)
Radio One Inc — Class D (a)(b)	67,732	236

Recreational Vehicles (0.32%)
Arctic Cat Inc	10,311	149
Polaris Industries Inc (a)	29,841	1,467

		1,616

REITS — Apartments (0.73%)
Essex Property Trust Inc	21,023	2,595
Mid-America Apartment Communities Inc	21,317	1,108

		3,703

REITS — Diversified (0.85%)
Colonial Properties Trust	39,230	1,229
Entertainment Properties Trust	23,451	1,286
Lexington Realty Trust (a)	53,501	1,059
PS Business Parks Inc	13,376	780

		4,354

REITS — Healthcare (0.50%)
LTC Properties Inc	17,183	435
Medical Properties Trust Inc (a)	41,424	544
See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
REITS — Healthcare (continued)
Senior Housing Properties Trust	69,896	$1,567

		2,546

REITS — Office Property (0.46%)
Kilroy Realty Corp	27,327	1,777
Parkway Properties Inc/MD	13,292	572

		2,349

REITS — Shopping Centers (0.58%)
Acadia Realty Trust	26,878	712
Inland Real Estate Corp	48,528	723
Kite Realty Group Trust	24,158	438
Tanger Factory Outlet Centers	26,156	1,102

		2,975

REITS — Single Tenant (0.30%)
National Retail Properties Inc	59,405	1,506

REITS — Storage (0.17%)
Sovran Self Storage Inc (a)	18,030	853

REITS — Warehouse & Industrial (0.19%)
EastGroup Properties Inc	19,859	947

Rental — Auto & Equipment (0.19%)
Aaron Rents Inc (a)	45,264	959

Research & Development (0.39%)
Kendle International Inc (a)(b)	10,671	431
Parexel International Corp (b)	23,093	1,062
PharmaNet Development Group Inc (b)	15,594	505

		1,998

Respiratory Products (0.60%)
Respironics Inc (b)	61,638	3,086

Retail — Apparel & Shoe (1.64%)
Brown Shoe Co Inc	36,952	754
Cato Corp/The	27,183	546
Charlotte Russe Holding Inc (a)(b)	21,181	307
Childrens Place Retail Stores Inc/The (a)(b)	19,493	499
Christopher & Banks Corp (a)	30,293	415
Dress Barn Inc (a)(b)	39,180	642
Finish Line	35,499	133
Genesco Inc (a)(b)	19,045	880
HOT Topic Inc (a)(b)	37,089	284
JOS A Bank Clothiers Inc (a)(b)	15,174	443
Men’s Wearhouse Inc	44,486	1,880
Stage Stores Inc (a)	34,591	649
Stein Mart Inc (a)	22,029	145
Tween Brands Inc (a)(b)	25,729	790

		8,367

Retail — Auto Parts (0.10%)
PEP Boys-Manny Moe & Jack	34,995	515

Retail — Automobile (0.29%)
Group 1 Automotive Inc (a)	20,085	624
Lithia Motors Inc (a)	13,356	227
Sonic Automotive Inc (a)	25,906	654

		1,505

Retail — Bedding (0.08%)
Select Comfort Corp (a)(b)	37,895	433

Retail — Computer Equipment (0.22%)
Insight Enterprises Inc (a)(b)	41,022	1,134

Retail — Convenience Store (0.24%)
Casey’s General Stores Inc	42,323	1,206

Retail — Discount (0.11%)
Fred’s Inc (a)	33,569	356
Tuesday Morning Corp (a)	24,930	190

		546

Retail — Drug Store (0.27%)
Longs Drug Stores Corp (a)	26,502	1,392

Retail — Fabric Store (0.08%)
Jo-Ann Stores Inc (b)	20,832	401

Retail — Gardening Products (0.24%)
Tractor Supply Co (a)(b)	29,026	1,203

Retail — Home Furnishings (0.04%)
Cost Plus Inc (a)(b)	18,455	54
Haverty Furniture Cos Inc (a)	18,963	161

		215

Retail — Jewelry (0.26%)
Movado Group Inc	16,105	485
Zale Corp (a)(b)	40,966	863

		1,348

Retail — Leisure Products (0.04%)
MarineMax Inc (a)(b)	15,713	224

Retail — Office Supplies (0.10%)
School Specialty Inc (a)(b)	15,016	507

Retail — Pawn Shops (0.28%)
Cash America International Inc	24,691	963
First Cash Financial Services Inc (a)(b)	23,328	459

		1,422

Retail — Petroleum Products (0.21%)
World Fuel Services Corp	23,891	1,058
See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Retail — Restaurants (2.20%)
Buffalo Wild Wings Inc (a)(b)	12,791	$392
California Pizza Kitchen Inc (b)	24,368	394
CEC Entertainment Inc (b)	26,919	802
CKE Restaurants Inc	47,809	773
Ihop Corp (a)	12,396	785
Jack in the Box Inc (b)	52,507	1,647
Landry’s Restaurants Inc (a)	12,450	358
O’Charleys Inc	19,955	320
Panera Bread Co (a)(b)	26,781	1,098
Papa John’s International Inc (b)	17,971	419
PF Chang’s China Bistro Inc (a)(b)	21,562	628
Red Robin Gourmet Burgers Inc (a)(b)	14,009	561
Ruth’s Chris Steak House (a)(b)	15,891	201
Sonic Corp (a)(b)	52,532	1,302
Steak N Shake Co/The (a)(b)	23,788	360
Texas Roadhouse Inc (a)(b)	44,967	570
Triarc Cos Inc (a)	52,704	590

		11,200

Retail — Sporting Goods (0.43%)
Big 5 Sporting Goods Corp (a)	18,804	336
Cabela’s Inc (a)(b)	32,988	644
Hibbett Sports Inc (a)(b)	25,991	613
Zumiez Inc (a)(b)	14,862	622

		2,215

Retirement & Aged Care (0.27%)
Sunrise Senior Living Inc (a)(b)	37,428	1,385

Rubber & Plastic Products (0.10%)
Myers Industries Inc (a)	23,500	498

Savings & Loans — Thrifts (0.62%)
Anchor Bancorp Wisconsin Inc (a)	14,803	364
BankAtlantic Bancorp Inc	35,916	148
BankUnited Financial Corp (a)	26,018	224
Brookline Bancorp Inc	49,785	536
Dime Community Bancshares	21,800	314
Downey Financial Corp	16,291	663
FirstFed Financial Corp (a)(b)	12,195	522
Flagstar Bancorp Inc (a)	30,714	248
Franklin Bank Corp/Houston TX (a)(b)	21,204	164

		3,183

Schools (0.07%)
Universal Technical Institute Inc (a)(b)	19,586	369

Schools — Day Care (0.17%)
Bright Horizons Family Solutions Inc (b)	21,909	850

Seismic Data Collection (0.18%)
ION Geophysical Corp (a)(b)	59,067	895

Semiconductor Component — Integrated Circuits (0.31%)
Exar Corp (b)	40,978	498
Pericom Semiconductor Corp (b)	21,737	325
Standard Microsystems Corp (b)	19,364	755

		1,578

Semiconductor Equipment (1.71%)
ATMI Inc (a)(b)	28,702	922
Axcelis Technologies Inc (a)(b)	85,328	400
Brooks Automation Inc (b)	58,808	763
Cabot Microelectronics Corp (a)(b)	19,917	790
Cohu Inc	19,129	314
Kulicke & Soffa Industries Inc (a)(b)	45,046	341
MKS Instruments Inc (b)	42,305	850
Photronics Inc (a)(b)	34,962	383
Rudolph Technologies Inc (a)(b)	24,356	317
Ultratech Inc (b)	19,477	226
Varian Semiconductor Equipment Associates Inc (b)	63,899	2,941
Veeco Instruments Inc (a)(b)	26,520	479

		8,726

Steel — Specialty (0.02%)
Material Sciences Corp (b)	10,613	93

Steel Pipe & Tube (0.27%)
Valmont Industries Inc (a)	14,437	1,382

Storage & Warehousing (0.11%)
Mobile Mini Inc (a)(b)	30,394	545

Telecommunication Equipment (0.58%)
Applied Signal Technology Inc	10,330	148
Arris Group Inc (a)(b)	91,937	1,057
Comtech Telecommunications Corp (a)(b)	19,394	1,052
Ditech Networks Inc (a)(b)	21,345	106
Network Equipment Technologies Inc (b)	22,321	333
Symmetricom Inc (a)(b)	38,782	184
Tollgrade Communications Inc (b)	11,082	89

		2,969

Telecommunication Equipment — Fiber Optics (0.26%)
C-COR Inc (b)	42,017	515
Harmonic Inc (a)(b)	66,245	816

		1,331

Telephone — Integrated (0.09%)
General Communication Inc (b)	38,147	448

Therapeutics (0.45%)
MGI Pharma Inc (b)	66,840	2,178
See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Therapeutics (continued)
Theragenics Corp (b)	27,775	$131

		2,309

Tobacco (0.09%)
Alliance One International Inc (b)	74,167	484

Toys (0.12%)
Jakks Pacific Inc (a)(b)	23,515	623

Transport — Marine (0.40%)
Kirby Corp (b)	44,601	2,037

Transport — Rail (0.49%)
Kansas City Southern (a)(b)	64,220	2,485

Transport — Services (0.36%)
Bristow Group Inc (a)(b)	19,829	989
HUB Group Inc (b)	32,995	837

		1,826

Transport — Truck (1.04%)
Arkansas Best Corp	20,953	575
Forward Air Corp (a)	24,607	803
Heartland Express Inc (a)	48,435	675
Knight Transportation Inc (a)	48,368	772
Landstar System Inc	45,851	1,930
Old Dominion Freight Line Inc (b)	23,676	535

		5,290

Veterinary Products (0.06%)
PetMed Express Inc (a)(b)	20,292	296

Vitamins & Nutrition Products (0.08%)
Mannatech Inc (a)	13,043	104
USANA Health Sciences Inc (a)(b)	7,067	288

		392

Water (0.13%)
American States Water Co (a)	14,255	648

Web Portals (0.19%)
United Online Inc	56,388	992

Wire & Cable Products (0.43%)
Belden Inc	37,711	2,197

Wireless Equipment (0.27%)
Novatel Wireless Inc (a)(b)	26,956	701
Viasat Inc (b)	21,613	659

		1,360

TOTAL COMMON STOCKS		$504,576

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (25.04%)
Money Market Funds (25.04%)
BNY Institutional Cash Reserve Fund (c)	$127,754	$127,754

TOTAL SHORT TERM INVESTMENTS		$127,754

REPURCHASE AGREEMENTS (1.27%)
Money Center Banks (1.27%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $3,334,000; 0%; dated 12/13/07-07/25/08)	$3,237	$3,237
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $3,334,000; 0% - 6.13%; dated 12/04/07-08/25/16)	3,237	3,237

		6,474

TOTAL REPURCHASE AGREEMENTS		$6,474

Total Investments		$638,804
Liabilities in Excess of Other Assets, Net - (25.21)%		(128,620)

TOTAL NET ASSETS - 100.00%		$510,184

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$99,973
Unrealized Depreciation	(46,818)

Net Unrealized Appreciation (Depreciation)	53,155
Cost for federal income tax purposes	585,649
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	40.05%
Industrial	21.90%
Consumer, Non-cyclical	16.92%
Consumer, Cyclical	14.95%
Technology	9.26%
Energy	6.88%
Utilities	4.93%
Communications	4.20%
Exchange Traded Funds	3.37%
Basic Materials	2.75%
Liabilities in Excess of Other Assets, Net	(25.21%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (94.80%)
Advertising Services (0.61%)
in Ventiv Health Inc (a)(b)	89,300	$3,771

Aerospace & Defense (0.70%)
Esterline Technologies Corp (a)(b)	78,420	4,296

Aerospace & Defense Equipment (1.23%)
Moog Inc (b)	94,620	4,367
Triumph Group Inc	40,380	3,215

		7,582

Applications Software (0.62%)
Progress Software Corp (b)	116,500	3,811

Auto/Truck Parts & Equipment — Replacement (0.68%)
Aftermarket Technology Corp (b)	121,477	4,193

Beverages — Wine & Spirits (0.65%)
Central European Distribution Corp (a)(b)	74,870	3,982

Broadcasting Services & Programming (0.55%)
World Wrestling Entertainment Inc (a)	223,720	3,400

Building — Heavy Construction (0.43%)
Granite Construction Inc (a)	61,610	2,638

Building — Mobile Home & Manufactured Housing (0.48%)
Williams Scotsman International Inc (a)(b)(c)	103,560	2,926

Building Products — Light Fixtures (0.45%)
Genlyte Group Inc (a)(b)	42,900	2,793

Chemicals — Diversified (1.51%)
FMC Corp	83,540	4,804
Rockwood Holdings Inc (a)(b)	115,000	4,495

		9,299

Chemicals — Specialty (1.37%)
Arch Chemicals Inc	88,490	4,037
HB Fuller Co (a)	148,760	4,378

		8,415

Coal (0.87%)
Massey Energy Co	168,030	5,323

Commercial Banks (7.45%)
American West Bancorp	156,690	3,029
Bancfirst Corp	144,910	6,585
City Holding Co	174,044	6,581
Community Trust Bancorp Inc	124,311	3,624
Green Bankshares Inc	196,481	6,297
Integra Bank Corp	215,030	3,705
Southwest Bancorp Inc/Stillwater OK	164,360	3,111
Sterling Bancshares Inc/TX	483,310	5,896

Commercial Banks (continued)
Sterling Financial Corp/WA (a)	198,805	4,473
Trico Bancshares (a)	113,203	2,502

		45,803

Commercial Services (0.49%)
Steiner Leisure Ltd (a)(b)	66,310	2,983

Computer Graphics (0.24%)
Trident Microsystems Inc (b)	196,960	1,483

Computer Services (0.71%)
Ness Technologies Inc (a)(b)	372,650	4,360

Consumer Products — Miscellaneous (0.60%)
Prestige Brands Holdings Inc (b)	352,420	3,686

Distribution & Wholesale (0.52%)
LKQ Corp (a)(b)	82,910	3,197

Diversified Manufacturing Operations (2.63%)
Actuant Corp (a)	54,180	3,737
AZZ Inc (a)(b)	110,870	3,781
Barnes Group Inc (a)	117,840	4,328
Koppers Holdings Inc (a)	96,420	4,320

		16,166

Diversified Operations & Commercial Services (0.62%)
Chemed Corp	66,750	3,826

Electric — Integrated (2.80%)
Empire District Electric Co/The (a)	131,200	3,155
PNM Resources Inc	117,830	2,947
Portland General Electric Co	156,392	4,403
UIL Holdings Corp	99,840	3,512
Westar Energy Inc (a)	119,380	3,178

		17,195

Electric Products — Miscellaneous (0.56%)
GrafTech International Ltd (a)(b)	182,950	3,458

Electronic Components — Miscellaneous (0.39%)
Benchmark Electronics Inc (a)(b)	116,345	2,386

Electronic Design Automation (0.63%)
Magma Design Automation Inc (a)(b)	259,620	3,866

Electronic Measurement Instruments (0.51%)
Analogic Corp	54,930	3,139

Electronic Security Devices (0.58%)
LoJack Corp (a)(b)	201,890	3,547

Engineering — Research & Development Services (1.00%)
Aecom Technology Corp (a)(b)	59,900	2,023
See accompanying notes

Schedule of Investments
SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Engineering — Research & Development Services (continued)
EMCOR Group Inc (b)	120,150	$4,137

		6,160

Enterprise Software & Services (2.64%)
JDA Software Group Inc (b)	151,440	3,780
Lawson Software Inc (a)(b)	326,140	3,682
Mantech International Corp (a)(b)	116,797	4,644
SYNNEX Corp (a)(b)	183,340	4,101

		16,207

Fiduciary Banks (0.66%)
Boston Private Financial Holdings Inc (a)	141,790	4,078

Finance — Credit Card (0.31%)
Advanta Corp — B Shares (a)	118,910	1,879

Finance — Investment Banker & Broker (1.08%)
KBW Inc (a)(b)	112,684	3,413
Stifel Financial Corp (a)(b)	56,400	3,201

		6,614

Food — Miscellaneous/Diversified (0.63%)
Ralcorp Holdings Inc (a)(b)	69,130	3,892

Food — Wholesale & Distribution (0.54%)
Spartan Stores Inc (a)	148,060	3,291

Footwear & Related Apparel (0.56%)
Steven Madden Ltd (a)	154,805	3,451

Gas — Distribution (2.23%)
Nicor Inc (a)	82,640	3,576
Northwest Natural Gas Co	78,200	3,767
South Jersey Industries Inc (a)	102,310	3,843
Southwest Gas Corp	85,050	2,531

		13,717

Human Resources (0.94%)
Cross Country Healthcare Inc (a)(b)	188,880	2,967
Korn/Ferry International (a)(b)	146,020	2,798

		5,765

Instruments — Scientific (0.65%)
Varian Inc (b)	53,830	3,977

Internet Application Software (0.64%)
RealNetworks Inc (a)(b)	544,050	3,950

Internet Infrastructure Software (0.56%)
TIBCO Software Inc (a)(b)	377,660	3,467

Intimate Apparel (0.56%)
Warnaco Group Inc/The (b)	83,950	3,416

Lasers — Systems & Components (1.20%)
Cymer Inc (b)	85,300	3,625
Electro Scientific Industries Inc (a)(b)	172,160	3,757

		7,382

Leisure & Recreation Products (0.68%)
WMS Industries Inc (a)(b)	120,545	4,179

Life & Health Insurance (0.63%)
Protective Life Corp	90,980	3,900

Linen Supply & Related Items (0.54%)
Unifirst Corp/MA (a)	87,700	3,300

Machinery — Electrical (0.41%)
Regal-Beloit Corp (a)	51,100	2,506

Machinery — General Industry (0.39%)
Gardner Denver Inc (a)(b)	66,894	2,417

Machinery Tools & Related Products (0.58%)
Hardinge Inc (a)	110,030	3,557

Medical — Biomedical/Gene (1.60%)
Applera Corp — Celera Group (b)	153,550	2,504
Incyte Corp (a)(b)	414,650	3,591
Lifecell Corp (a)(b)	84,840	3,738

		9,833

Medical — Drugs (0.76%)
Sciele Pharma Inc (a)(b)	89,130	2,267
Viropharma Inc (a)(b)	279,450	2,406

		4,673

Medical — Outpatient & Home Medical Care (0.55%)
LHC Group Inc (a)(b)	145,910	3,353

Medical Products (0.61%)
Zoll Medical Corp (a)(b)	152,690	3,735

Metal Processors & Fabrication (0.62%)
Ladish Co Inc (a)(b)	83,440	3,829

Miscellaneous Manufacturers (0.70%)
Aptargroup Inc	96,360	4,307

Multi-Line Insurance (0.59%)
United Fire & Casualty Co (a)	113,280	3,629

Multimedia (0.56%)
Belo Corp	184,880	3,420

Non-Ferrous Metals (0.45%)
Brush Engineered Materials Inc (a)(b)	57,490	2,777
See accompanying notes

Schedule of Investments
SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Oil — Field Services (2.11%)
Horizon Offshore Inc (a)(b)	169,590	$2,731
Hornbeck Offshore Services Inc (a)(b)	103,840	4,060
Newpark Resources (a)(b)	547,910	3,435
Oil States International Inc (a)(b)	63,900	2,760

		12,986

Oil & Gas Drilling (0.69%)
Atwood Oceanics Inc (a)(b)	50,100	4,220

Oil Company — Exploration & Production (3.70%)
Berry Petroleum Co (a)	101,960	4,968
Mariner Energy Inc (a)(b)	181,420	4,536
Penn Virginia Corp	94,280	4,563
Petroquest Energy Inc (a)(b)	295,680	3,814
St Mary Land & Exploration Co	114,550	4,852

		22,733

Paper & Related Products (1.30%)
Rock-Tenn Co (a)	142,080	4,143
Schweitzer-Mauduit International Inc	138,103	3,870

		8,013

Poultry (0.48%)
Pilgrim’s Pride Corp (a)	98,610	2,929

Power Converter & Supply Equipment (0.56%)
Advanced Energy Industries Inc (a)(b)	216,370	3,462

Printing — Commercial (1.06%)
Consolidated Graphics Inc (b)	62,969	4,029
Valassis Communications Inc (a)(b)	254,980	2,511

		6,540

Private Corrections (0.55%)
Cornell Cos Inc (a)(b)	136,510	3,396

Property & Casualty Insurance (5.24%)
American Physicians Capital Inc	136,965	5,966
Darwin Professional Underwriters Inc (a)(b)	133,775	3,034
First Mercury Financial Corp (a)(b)	117,494	2,602
Harleysville Group Inc (a)	102,000	3,179
Navigators Group Inc (a)(b)	90,740	5,472
United America Indemnity Ltd (a)(b)	240,630	5,306
Zenith National Insurance Corp	165,050	6,632

		32,191

Reinsurance (1.29%)
Argo Group International Holdings Ltd (a)(b)	114,826	4,893
IPC Holdings Ltd	101,880	3,047

		7,940

REITS — Diversified (1.13%)
Entertainment Properties Trust	126,673	6,951

REITS — Healthcare (1.30%)
Nationwide Health Properties Inc (a)	148,370	4,632
Senior Housing Properties Trust	149,690	3,356

		7,988

REITS — Hotels (1.15%)
Ashford Hospitality Trust Inc	366,820	3,610
LaSalle Hotel Properties	83,910	3,467

		7,077

REITS — Mortgage (1.35%)
Arbor Realty Trust Inc (a)	121,690	2,297
Deerfield Triarc Capital Corp (a)	262,122	2,503
Gramercy Capital Corp/New York (a)	132,450	3,493

		8,293

REITS — Office Property (0.61%)
Highwoods Properties Inc	104,890	3,772

REITS — Regional Malls (0.81%)
Taubman Centers Inc	85,040	5,006

REITS — Shopping Centers (1.89%)
Inland Real Estate Corp	397,730	5,926
Urstadt Biddle Properties Inc (a)	341,789	5,681

		11,607

REITS — Single Tenant (0.51%)
Agree Realty Corp (a)	97,620	3,161

Resorts & Theme Parks (0.52%)
Vail Resorts Inc (a)(b)	52,600	3,192

Retail — Apparel & Shoe (1.51%)
Charming Shoppes Inc (a)(b)	385,500	2,861
Dress Barn Inc (a)(b)	220,760	3,618
Stage Stores Inc	150,747	2,828

		9,307

Retail — Automobile (0.77%)
Rush Enterprises Inc (a)(b)	72,850	1,235
Sonic Automotive Inc (a)	138,770	3,505

		4,740

Retail — Gardening Products (0.42%)
Tractor Supply Co (a)(b)	62,030	2,570

Retail — Restaurants (1.33%)
California Pizza Kitchen Inc (a)(b)	136,890	2,215
Landry’s Restaurants Inc (a)	121,290	3,483
Texas Roadhouse Inc (a)(b)	197,540	2,503

		8,201

Rubber — Tires (0.60%)
Cooper Tire & Rubber Co (a)	164,300	3,661
See accompanying notes

Schedule of Investments
SmallCap Value Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Savings & Loans — Thrifts (0.89%)
WSFS Financial Corp	95,002	$5,478

Semiconductor Component — Integrated Circuits (2.19%)
Cirrus Logic Inc (b)	396,480	2,438
Emulex Corp (a)(b)	186,170	4,033
Micrel Inc	390,560	3,535
Standard Microsystems Corp (a)(b)	88,930	3,468

		13,474

Steel — Producers (1.02%)
Claymont Steel Holdings Inc (a)(b)	169,209	3,467
Schnitzer Steel Industries Inc (a)	42,130	2,784

		6,251

Telecommunication Equipment (0.92%)
Arris Group Inc (a)(b)	226,180	2,601
Comtech Telecommunications Corp (a)(b)	56,485	3,064

		5,665

Telecommunication Equipment — Fiber Optics (0.60%)
Oplink Communications Inc (a)(b)	244,630	3,699

Telecommunication Services (1.08%)
Harris Stratex Networks Inc (a)(b)	185,780	3,552
Iowa Telecommunications Services Inc (a)	157,401	3,104

		6,656

Telephone — Integrated (0.59%)
Alaska Communications Systems Group Inc (a)	221,000	3,596

Television (0.45%)
Lin TV Corp (a)(b)	190,710	2,779

Textile — Apparel (0.50%)
Perry Ellis International Inc (b)	132,840	3,082

Therapeutics (0.59%)
Isis Pharmaceuticals Inc (a)(b)	206,970	3,647

Transport — Marine (0.70%)
Eagle Bulk Shipping Inc (a)	125,910	4,292

Transport — Services (0.29%)
HUB Group Inc (a)(b)	70,640	1,792

Transport — Truck (0.27%)
Old Dominion Freight Line Inc (a)(b)	73,980	1,671

Wireless Equipment (1.08%)
EMS Technologies Inc (a)(b)	151,210	4,240
Powerwave Technologies Inc (a)(b)	429,500	2,388

		6,628

TOTAL COMMON STOCKS		$582,831

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (29.38%)
Commercial Paper (4.42%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/1/2007	$27,163	$27,163

Money Market Funds (24.96%)
BNY Institutional Cash Reserve Fund (d)	153,420	153,420

TOTAL SHORT TERM INVESTMENTS		$180,583

REPURCHASE AGREEMENTS (0.10%)
Money Center Banks (0.10%)
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $619,000; 0% - 6.13%; dated 12/04/07-08/25/16)	$601	$601

TOTAL REPURCHASE AGREEMENTS		$601

Total Investments		$764,015
Liabilities in Excess of Other Assets, Net — (24.28)%		(149,239)

TOTAL NET ASSETS - 100.00%		$614,776

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $2,926 or 0.48% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$49,991
Unrealized Depreciation	(44,606)

Net Unrealized Appreciation (Depreciation)	5,385
Cost for federal income tax purposes	758,630
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	56.37%
Industrial	14.86%
Consumer, Non-cyclical	10.66%
Consumer, Cyclical	9.67%
Communications	7.65%
Energy	7.36%
Technology	7.03%
Basic Materials	5.65%
Utilities	5.03%
Liabilities in Excess of Other Assets, Net	(24.28%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (86.91%)
Aerospace & Defense Equipment (0.26%)
Sequa Corp
9.00%, 8/ 1/2009	$500	$536

Airlines (0.24%)
American Airlines Inc
7.69%, 5/23/2008 (a)	238	236
7.25%, 2/5/2009	250	250

		486

Appliances (0.12%)
Whirlpool Corp
6.19%, 6/15/2009 (b)	250	250

Asset Backed Securities (7.00%)
Ameriquest Mortgage Securities Inc
5.57%, 7/25/2035 (b)	1,000	849
Chase Funding Mortgage Loan Asset-Backed Certificates
3.34%, 5/25/2026	503	496
CNH Equipment Trust
5.32%, 2/15/201l(b)	436	436
CNH Wholesale Master Note Trust
5.49%, 6/15/201 l(b)	336	336
Countrywide Asset-Backed Certificates
6.00%, 12/25/2032 (b)	319	307
6.25%, 12/25/2032 (b)	696	672
6.32%, 5/25/2033 (b)	780	752
5.87%, 6/25/2035 (b)	1,000	863
5.52%, 11/25/2035 (b)	1,000	833
5.53%, 12/25/2035 (b)	875	721
6.00%, 11/ 8/2036 (a)(c)	502	75
5.37%, 2/25/2037 (b)	500	297
5.77%, 11/25/2037 (b)	1,000	271
First Franklin Mortgage Loan Asset Backed Trust
6.50%, 3/25/2034 (a)(b)(c)	282	14
First Horizon Asset Back Trust
5.00%, 10/25/2026 (b)	423	397
Ford Credit Floorplan Master Owner Trust
5.54%, 6/15/201l(b)	450	445
JP Morgan Mortgage Acquisition Corp
4.95%, 3/25/2037 (b)	247	242
Lehman XS Trust
5.24%, 5/25/2046 (b)	1,500	1,360
5.40%, 5/25/2046 (a)(b)	1,415	1,108
5.77%, 6/25/2046 (a)(b)	2,003	1,526
Long Beach Asset Holdings Corp
5.93%, 10/25/2046 (a)(c)(d)	599	60
Long Beach Mortgage Loan Trust
5.37%, 2/25/2035 (b)	1,000	911
Nomura Asset Acceptance Corp
5.09%, 1/25/2036 (b)(d)	759	672

Asset Backed Securities (continued)
Sail Net Interest Margin Notes
5.50%, 6/27/2035 (a)(c)	136	14
Structured Asset Investment Loan Trust
4.93%, 4/25/2036 (b)	80	79
Swift Master Auto Receivables Trust
5.19%, 6/15/2012 (b)	310	306
Wells Fargo Home Equity Trust
4.97%, 3/25/2037 (b)	214	213

		14,255

Auto — Car & Light Trucks (0.49%)
Daimler Finance North America LLC
6.13%, 3/13/2009 (b)	1,000	1,000

Auto/Truck Parts & Equipment — Original (0.16%)
Tenneco Inc
10.25%, 7/15/2013	300	324

Automobile Sequential (2.39%)
Capital Auto Receivables Asset Trust
5.24%, 11/15/2008 (b)	637	637
5.12%, 10/15/2009 (b)	750	749
Capital One Auto Finance Trust
5.10%, 7/15/201l(b)	600	599
CPS Auto Trust
5.53%, 11/15/2010 (a)(d)	675	675
Daimler Chrysler Auto Trust
2.85%, 8/8/2010	500	500
Hyundai Auto Receivables Trust
5.49%, 1/17/2012 (b)	500	500
Morgan Stanley Auto Loan Trust
3.33%, 10/15/2011	670	670
WFS Financial Owner Trust
3.93%, 2/17/2012	534	530

		4,860

Beverages — Non–Alcoholic (0.24%)
Cott Beverages USA Inc
8.00%, 12/15/2011	500	484

Brewery (0.22%)
SABMiller PLC
5.53%, 7/ 1/2009 (b)(d)	450	452

Broadcasting Services & Programming (0.17%)
Clear Channel Communications Inc
4.63%, 1/15/2008	350	348

Building — Residential & Commercial (0.24%)
Centex Corp
4.75%, 1/15/2008	500	497
See accompanying notes

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Building Products — Cement & Aggregate (0.21%)
Martin Marietta Materials Inc
5.13%, 4/30/2010 (b)	$435	$430

Building Products — Wood (0.43%)
Masco Corp
6.00%, 3/12/2010 (b)	585	575
Norbord Inc
8.13%, 3/20/2008	300	303

		878

Cable TV (1.28%)
Comcast Corp
5.54%, 7/14/2009 (b)	700	697
COX Communications Inc
6.25%, 12/14/2007 (b)	250	250
3.88%, 10/ 1/2008	500	494
CSC Holdings Inc
7.88%, 12/15/2007	400	400
DirecTV Holdings LLC/DirecTV Financing Co
8.38%, 3/15/2013	500	523
Echostar DBS Corp
5.75%, 10/ 1/2008	250	249

		2,613

Casino Hotels (0.27%)
Harrah’s Operating Co Inc
5.96%, 2/ 8/2008 (b)(d)	300	301
Mandalay Resort Group
9.50%, 8/ 1/2008	250	256

		557

Cellular Telecommunications (0.60%)
US Unwired Inc
10.00%, 6/15/2012 (e)	250	267
Vodafone Americas Asia Inc
6.65%, 5/ 1/2008	50	50
Vodafone Group PLC
6.03%, 6/15/201l(b)	500	498
5.78%, 2/27/2012 (b)(f)	400	397

		1,212

Chemicals — Diversified (0.33%)
Equistar Chemicals LP/Equistar Funding Corp
10.63%, 5/1/2011	325	340
Huntsman LLC
11.50%, 7/15/2012	300	326

		666

Commercial Banks (1.34%)
Colonial Bank NA/Montgomery AL
8.00%, 3/15/2009	500	518
Glitnir Banki HF
5.40%, 10/15/2008 (b)(d)	250	250
HSBC America Capital Trust I
7.81%, 12/15/2026 (d)	750	779

Commercial Banks (continued)
M&I Marshall & Ilsley Bank
5.63%, 12/4/2012	500	487
VTB Capital SA
5.96%, 8/ 1/2008 (b)(d)	400	396
6.61%, 10/31/2012 (a)(d)	300	300

		2,730

Computer Services (0.29%)
Sungard Data Systems Inc
3.75%, 1/15/2009	100	97
Unisys Corp
7.88%, 4/ 1/2008	500	498

		595

Computers — Memory Devices (0.24%)
Seagate Technology HDD Holdings
6.07%, 10/ 1/2009 (b)	500	495

Consumer Products — Miscellaneous (0.25%)
Clorox Co
5.83%, 12/14/2007 (b)	500	500

Credit Card Asset Backed Securities (1.60%)
American Express Credit Account Master Trust
5.37%, 3/15/2012 (b)	850	845
Citibank Credit Card Issuance Trust
6.83%, 12/15/2009 (b)	1,915	1,920
Discover Card Master Trust I
5.33%, 5/15/2012 (b)	500	497

		3,262

Cruise Lines (0.17%)
Royal Caribbean Cruises Ltd
6.75%, 3/15/2008	350	351

Data Processing & Management (0.24%)
Fidelity National Information Services
4.75%, 9/15/2008	500	496

Diversified Operations (0.21%)
Capmark Financial Group Inc
6.03%, 5/10/2010 (b)(d)	475	432

Drug Delivery Systems (0.24%)
Hospira Inc
5.68%, 3/30/2010 (b)	500	496

Electric — Generation (0.03%)
CE Casecnan Water & Energy
11.95%, 11/15/2010	51	55

Electric — Integrated (1.28%)
Commonwealth Edison Co
3.70%, 2/1/2008	600	597
Entergy Gulf States Inc
6.47%, 12/ 8/2008 (b)(d)	200	201
See accompanying notes

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Electric — Integrated (continued)
Entergy Gulf States Inc (continued)
5.98%, 12/ 1/2009 (b)	$405	$402
Ipalco Enterprises Inc
8.38%, 11/14/2008 (b)	200	203
Pepco Holdings Inc
6.25%, 6/1/2010 (b)	225	224
PSEG Energy Holdings LLC
8.63%, 2/15/2008	500	503
TECO Energy Inc
7.36%, 5/ 1/2010 (b)	325	327
Texas-New Mexico Power Co
6.13%, 6/1/2008	150	150

		2,607

Electronic Components — Miscellaneous (0.12%)
Sanmina-SCI Corp
8.44%, 6/15/2010 (b)(d)	250	250

Electronic Components — Semiconductors (0.15%)
National Semiconductor Corp
5.94%, 6/15/2010 (b)	300	299

Finance — Auto Loans (0.48%)
Ford Motor Credit Co LLC
7.99%, 1/13/2012 (b)	500	463
GMAC LLC
6.31%, 11/30/2007	125	125
4.38%, 12/10/2007 (e)	115	115
6.81%, 5/15/2009 (b)	300	282

		985

Finance — Commercial (0.27%)
CIT Group Inc
3.88%, 11/ 3/2008 (e)	325	317
5.75%, 2/13/2012 (b)	250	231

		548

Finance — Investment Banker & Broker (1.21%)
Bear Stearns Cos Inc/The
5.49%, 7/16/2009 (b)	360	356
5.69%, 11/28/2011 (b)	500	483
Lehman Brothers Holdings Inc
4.87%, 11/24/2008 (b)	500	496
5.43%, 7/18/201l(b)	250	243
Merrill Lynch & Co Inc
5.90%, 6/ 5/2012 (b)	600	581
Morgan Stanley
5.52%, 1/15/2010 (b)	300	298

		2,457

Finance — Leasing Company (0.37%)
International Lease Finance Corp
5.52%, 4/20/2009 (b)	750	749

Finance — Mortgage Loan/Banker (3.72%)
Countrywide Financial Corp
5.66%, 2/27/2008 (b)	100	98
5.43%, 3/24/2009 (b)	725	659
Countrywide Home Loans Inc
4.25%, 12/19/2007 (e)	75	74
Fannie Mae Grantor Trust
4.91%, 9/26/2033 (b)	972	973
Freddie Mac
5.49%, 7/15/2023 (b)	932	928
6.00%, 3/15/2026	615	622
6.00%, 6/15/2031	779	780
Ginnie Mae
1.79%, 10/16/2012 (b)	8,994	330
4.51%, 10/16/2028 (b)	469	464
3.96%, 6/16/2031	1,145	1,116
1.30%, 2/16/2047 (b)	9,554	571
0.85%, 3/16/2047 (b)	3,656	226
Residential Capital LLC
6.22%, 6/ 9/2008 (b)	250	224
7.59%, 5/22/2009 (b)	650	507

		7,572

Finance — Other Services (0.40%)
Edison Mission Energy Funding
7.33%, 9/15/2008 (d)	47	47
Mizuho JGB Investment LLC
9.87%, 12/29/2049 (b)(d)	750	771

		818

Food — Miscellaneous/Diversified (0.18%)
Kraft Foods Inc
6.00%, 8/11/2010 (b)	375	375

Food -Retail (0.31%)
Safeway Inc
5.55%, 3/27/2009 (b)	625	624

Home Equity — Other (3.15%)
Asset Backed Funding Corp NIM Trust
5.90%, 7/26/2035 (c)(d)	56	4
Countrywide Asset-Backed Certificates
4.93%, 5/25/2032 (b)	309	301
First NLC Trust
5.62%, 9/25/2035 (b)	1,000	818
GSAA Trust
5.69%, 4/25/2034	1,193	1,194
JP Morgan Mortgage Acquisition Corp NIM
5.80%, 4/25/2036 (a)(c)(d)	158	48
Mastr Asset Backed NIM Securities Trust
4.75%, 5/26/2035 (a)(c)	40	1
Mastr Asset Backed Securities Trust
5.52%, 10/25/2035 (b)	475	399
New Century Home Equity Loan Trust
5.57%, 7/25/2035 (b)	1,000	777
See accompanying notes

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Home Equity — Other (continued)
Option One Mortgage Loan Trust
5.54%, 8/25/2035 (b)	$1,000	$839
5.67%, 6/25/2037 (b)	1,000	216
Residential Asset Securities Corp 4.03%, 4/25/2030	89	88
5.55%, 4/25/2035 (b)	1,000	885
5.62%, 7/25/2035 (b)	1,000	847

		6,417

Home Equity — Sequential (0.37%)
Argent Securities Inc
4.60%, 1/25/2034 (b)	342	336
BNC Mortgage Loan Trust
5.04%, 7/25/2037 (b)	455	418
Merrill Lynch Mortgage Investors Inc
4.50%, 1/25/2035 (c)(d)	1,313	—

		754

Industrial Automation & Robots (0.27%)
Intermec Inc
7.00%, 3/15/2008	550	549

Investment Companies (0.49%)
Xstrata Finance Dubai Ltd
5.85%, 11/13/2009 (b)(d)	1,000	997

Life & Health Insurance (0.30%)
Phoenix Cos Inc/The
6.68%, 2/16/2008	385	386
Unum Group
5.86%, 5/15/2009	230	232

		618

Machinery — Farm (0.16%)
Case New Holland Inc
6.00%, 6/ 1/2009	325	325

Medical — Drugs (0.27%)
Angiotech Pharmaceuticals Inc
9.37%, 12/ 1/2013 (b)	225	222
Elan Finance PLC/Elan Finance Corp
9.70%, 12/ 1/2013 (b)	325	322

		544

Medical — HMO (0.15%)
UnitedHealth Group Inc
5.42%, 6/21/2010 (b)(d)	315	315

Medical — Wholesale Drug Distribution (0.12%)
Cardinal Health Inc
5.50%, 10/ 2/2009 (b)(d)	250	250

Metal Processors & Fabrication (0.12%)
Timken Co
5.75%, 2/15/2010	250	248

Mortgage Backed Securities (42.43%)
ACT Depositor Corp
5.39%, 9/22/2041 (b)(d)	375	374
American Home Mortgage Assets
7.08%, 11/25/2035 (a)(b)	402	406
American Home Mortgage Investment Trust
6.44%, 9/25/2045 (b)	534	536
Banc of America Alternative Loan Trust
5.27%, 6/25/2036 (b)	1,828	1,818
Banc of America Commercial Mortgage Inc
7.11%, 11/15/2031	12	12
7.33%, 11/15/2031	400	413
1.02%, 11/10/2038 (b)	13,373	312
0.15%, 7/10/2042	67,923	668
0.70%, 7/10/2042 (b)	24,901	466
0.09%, 7/10/2043 (b)(d)	6,210	72
0.16%, 9/10/2045	124,860	1,074
5.31%, 10/10/2045 (b)	250	250
Banc of America Mortgage Securities Inc
6.10%, 8/25/2034 (b)	493	492
Bank of America-First Union NB Commercial Mortgage
1.77%, 4/11/2037 (b)(d)	9,400	172
Bear Stearns Adjustable Rate Mortgage Trust
6.13%, 4/25/2034 (b)	171	173
Bear Stearns Alt-A Trust
5.27%, 5/25/2035 (a)(b)	359	357
5.52%, 7/25/2035 (b)	1,000	981
5.52%, 8/25/2035 (b)	1,002	858
Bear Stearns Mortgage Funding Trust
5.08%, 7/25/2036 (a)(b)	1,114	1,077
Chase Mortgage Finance Corp
5.80%, 3/25/2037 (b)	624	618
4.55%, 7/25/2037 (a)(b)	440	437
Citicorp Mortgage Securities Inc
5.50%, 12/25/2033	1,303	1,283
Citigroup Commercial Mortgage Trust 0.45%, 5/15/2043 (d)	35,785	589
0.52%, 10/15/2049 (b)	25,752	629
Citigroup/Deutsche Bank Commercial Mortgage Trust
0.45%, 10/15/2048 (b)	11,630	247
0.38%, 12/11/2049 (b)(d)	15,486	393
Countrywide Alternative Loan Trust
6.23%, 10/25/2034 (b)	712	713
5.92%, 2/25/2035 (b)	1,000	969
5.72%, 7/25/2035 (b)	997	984
6.33%, 8/25/2035 (a)(b)	2,327	2,315
5.29%, 12/25/2035 (b)	1,550	1,507
6.50%, 1/25/2036 (d)	226	225
5.22%, 5/25/2036 (b)	1,281	1,261
5.27%, 5/25/2036 (b)	1,861	1,853
6.00%, 5/25/2036	565	566
See accompanying notes

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
Countrywide Alternative Loan Trust (continued)
5.31%, 3/20/2046 (b)	$1,262	$1,234
Countrywide Home Loan Mortgage Pass Through Certificates
5.50%, 7/25/2033	1,418	1,417
4.98%, 7/25/2034 (b)	882	882
5.17%, 3/25/2035 (b)	383	383
5.54%, 3/20/2036 (b)	637	636
CS First Boston Mortgage Securities Corp
6.25%, 12/16/2035	560	559
0.53%, 11/15/2036 (b)(d)	10,724	428
0.66%, 7/15/2037 (d)	25,095	562
1.64%, 5/15/2038 (d)	1,436	53
Deutsche ALT-A Securities NIM Trust
6.50%, 2/25/2047 (a)(b)(d)	489	475
Downey Savings & Loan Association Mortgage
5.28%, 4/19/2047 (b)	1,577	1,534
DSLA NIM Corp
6.41%, 9/19/2037 (a)(b)(d)	403	401
First Republic Mortgage Loan Trust
5.39%, 8/15/2032 (b)	312	310
First Union National Bank Commercial Mortgage Trust
0.94%, 1/12/2043 (b)(d)	27,936	709
G-Force LLC
5.17%, 12/25/2039 (b)(d)	1,000	1,000
GMAC Commercial Mortgage Securities Inc
0.67%, 5/10/2043 (b)	15,829	311
Greenwich Capital Commercial Funding Corp
0.12%, 4/10/2037 (d)	27,784	127
0.78%, 8/10/2042 (b)(d)	56,440	1,233
0.48%, 12/10/2049 (a)(b)	17,525	298
GS Mortgage Securities Corp II
0.70%, 7/10/2039 (b)(d)	7,315	178
GSC Capital Corp Mortgage Trust
5.13%, 2/25/2036 (b)	260	243
GSR Mortgage Loan Trust
4.58%, 9/25/2035 (b)	750	733
Harborview NIM Corp
6.41%, 12/19/2036 (a)(d)	442	439
Heller Financial Commercial Mortgage Asset Corp
7.93%, 1/17/2034 (b)	600	635
Homebanc Mortgage Trust
5.54%, 7/25/2035 (b)	1,000	849
5.20%, 10/25/2035 (b)	2,187	2,148
5.21%, 1/25/2036 (b)	1,984	1,946
Impac CMB Trust
6.93%, 9/25/2034 (b)	148	140
5.36%, 10/25/2034 (b)	789	771
6.42%, 10/25/2034 (b)	350	350
5.24%, 11/25/2034 (b)	101	101
5.25%, 1/25/2035 (b)	40	40

Mortgage Backed Securities (continued)
Impac CMB Trust (continued)
5.18%, 4/25/2035 (b)	935	918
5.38%, 8/25/2035 (b)	180	168
5.41%, 8/25/2035 (b)	200	179
Impac Secured Assets CMN Owner Trust
5.27%, 11/25/2034 (b)	102	102
Indymac Index Mortgage Loan Trust
5.34%, 3/25/2035 (a)(b)	863	859
5.40%, 5/25/2035 (b)	737	743
5.32%, 6/25/2035 (b)	1,548	1,542
0.80%, 7/25/2035 (a)(b)	26,694	188
JP Morgan Alternative Loan Trust
5.50%, 5/25/2036	345	344
5.40%, 12/25/2036	378	378
JP Morgan Chase Commercial Mortgage Securities
0.50%, 10/12/2035 (b)(d)	30,880	1,035
6.04%, 11/15/2035	616	625
0.22%, 7/12/2037 (d)	75,541	514
0.50%, 10/12/2037 (b)(d)	6,368	265
0.55%, 7/15/2042 (b)	23,773	420
5.30%, 5/15/2047 (b)	300	298
0.35%, 2/12/2051 (a)(b)	42,195	673
JP Morgan Mortgage Trust
4.90%, 4/25/2035 (b)	436	433
6.05%, 10/25/2036 (b)	354	356
LB-UBS Commercial Mortgage Trust
0.74%, 7/15/2040 (b)	22,229	579
Lehman XS Net Interest Margin Notes
6.25%, 5/28/2046 (a)(d)	300	299
Mastr Seasoned Securities Trust
7.19%, 10/25/2032 (b)	188	189
Merrill Lynch Mortgage Investors Inc
4.99%, 8/25/2035 (b)	13	13
5.22%, 8/25/2036 (b)	1,165	1,148
Merrill Lynch Mortgage Trust
5.61%, 5/12/2039 (b)	275	278
0.56%, 5/12/2043	10,745	244
Merrill Lynch/Countrywide Commercial Mortgage Trust
0.05%, 7/12/2046 (b)	13,202	210
0.06%, 12/12/2049 (b)	38,820	566
0.67%, 12/12/2049 (b)	25,465	772
MLCC Mortgage Investors Inc
5.36%, 7/25/2029 (b)	1,067	1,067
Morgan Stanley Capital I
0.97%, 1/13/204l(b)(d)	20,955	656
5.25%, 8/25/2046 (a)(b)	1,000	743
5.60%, 12/20/2046 (a)(b)	200	130
Residential Funding Mortgage Securities
5.47%, 7/25/2036 (b)	2,039	2,034
See accompanying notes

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
Structured Adjustable Rate Mortgage Loan Trust
5.57%, 8/25/2034 (b)	$785	$782
Structured Asset Mortgage Investments I
7.48%, 8/25/2035 (a)(b)	259	260
5.09%, 5/25/2036 (b)	728	715
6.77%, 5/25/2036 (a)(b)	790	790
Structured Asset Mortgage Investments II
5.45%, 8/25/2035 (b)	909	836
5.18%, 2/25/2036 (b)	944	929
6.41%, 5/25/2036 (a)(b)	362	362
5.55%, 5/25/2045 (b)	803	786
Structured Asset Securities Corp
5.86%, 11/25/2035 (a)(b)	585	568
Wachovia Bank Commercial Mortgage Trust
0.34%, 6/15/2035 (d)	9,456	284
0.43%, 10/15/2041 (b)(d)	2,176	30
0.26%, 3/15/2042 (b)(d)	3,134	31
0.63%, 5/15/2044 (b)(d)	20,251	428
5.86%, 2/15/2051 (b)	300	306
WaMu Mortgage Pass Through Certificates
5.51%, 12/25/2027 (b)	1,275	1,263
3.07%, 8/25/2033	258	256
4.92%, 8/25/2035 (b)	560	553
4.84%, 9/25/2035 (b)	658	652
5.94%, 9/25/2036 (b)	1,526	1,524
6.33%, 4/25/2044 (b)	613	616
5.54%, 7/25/2045 (b)	866	828
5.12%, 11/25/2045 (b)	121	121
5.42%, 1/25/2046 (b)	998	933
5.77%, 11/25/2046 (a)(b)	1,651	1,502
5.70%, 5/25/2047 (a)(b)	1,944	1,883
Washington Mutual Alternative Mortgage
5.92%, 7/25/2046 (a)(b)	1,757	1,738
Washington Mutual Asset Securities Corp
3.83%, 1/25/2035 (d)	606	593
Wells Fargo Mortgage Backed Securities
5.24%, 4/25/2036 (b)	1,690	1,688

		86,450

Mortgage Securities (0.35%)
Residential Accredit Loans Inc
5.37%, 2/25/2036 (b)	730	708

Multi-Line Insurance (0.20%)
CNA Financial Corp
6.45%, 1/15/2008	400	401

Multimedia (0.54%)
Time Warner Inc
5.73%, 11/13/2009 (b)	500	497

Multimedia (continued)
Viacom Inc
6.04%, 6/16/2009 (b)	600	598

		1,095

Office Automation & Equipment (0.32%)
Xerox Corp
6.40%, 12/18/2009 (b)	650	650

Oil — Field Services (0.05%)
BJ Services Co
5.75%, 6/ 1/2008 (b)	100	100

Oil & Gas Drilling (0.16%)
ENSCO International Inc
6.75%, 11/15/2007	322	322

Oil Company — Exploration & Production (0.62%)
Anadarko Petroleum Corp
6.09%, 9/15/2009 (b)	400	398
Pemex Project Funding Master Trust
7.04%, 10/15/2009 (b)(d)	500	513
6.99%, 6/15/2010 (b)(d)	350	355

		1,266

Oil Refining & Marketing (0.26%)
Premcor Refining Group Inc/The
9.50%, 2/ 1/2013	500	527

Optical Supplies (0.15%)
Bausch & Lomb Inc
6.95%, 11/15/2007	300	300

Paper & Related Products (0.13%)
Bowater Inc
8.69%, 3/15/2010 (b)	300	274

Pipelines (0.18%)
Northwest Pipeline Corp
6.63%, 12/ 1/2007	375	375

Property & Casualty Insurance (0.13%)
WR Berkley Corp
9.88%, 5/15/2008	267	273

Publishing — Periodicals (0.29%)
Dex Media East LLC/Dex Media East Finance Co
9.88%, 11/15/2009	300	308
12.13%, 11/15/2012	275	292

		600

Real Estate Operator & Developer (0.06%)
Duke Realty LP
3.50%, 11/ 1/2007	125	125
See accompanying notes

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Regional Banks (1.52%)
BAC Capital Trust XIII
6.09%, 3/15/2043 (b)	$250	$229
Capital One Financial Corp
6.00%, 9/10/2009 (b)	250	246
First Union Institutional Capital I
8.04%, 12/ 1/2026	1,200	1,250
Fleet Capital Trust II
7.92%, 12/11/2026	577	600
NB Capital Trust
7.83%, 12/15/2026	750	780

		3,105

REITS — Apartments (0.15%)
UDRInc
4.50%, 3/ 3/2008	300	300

REITS — Diversified (0.51%)
iStar Financial Inc
6.24%, 3/16/2009 (b)	375	365
6.03%, 9/15/2009 (b)	400	386
6.07%, 3/9/2010 (b)	300	283

		1,034

REITS — Healthcare (0.40%)
HCP Inc
6.14%, 9/15/2008 (b)	825	824

REITS — Office Property (0.24%)
HRPT Properties Trust
6.29%, 3/16/201 l(b)	500	495

REITS — Regional Malls (0.17%)
Simon Property Group LP
6.38%, 11/15/2007	355	355

REITS — Single Tenant (0.16%)
Tanger Properties LP
9.13%, 2/15/2008	330	333

REITS — Warehouse & Industrial (0.25%)
Prologis
5.75%, 8/24/2009 (b)	500	501

Rental — Auto & Equipment (0.49%)
Erac USA Finance Co
5.23%, 4/30/2009 (b)(d)	500	497
5.75%, 8/28/2009 (b)(d)(f)	500	503

		1,000

Retail — Drug Store (0.22%)
CVS Caremark Corp
5.92%, 6/ 1/2010 (b)	450	447

Retail — Petroleum Products (0.13%)
Petro Stopping Centers LP / Petro Finance
9.00%, 2/15/2012	250	261

Retail — Regional Department Store (0.50%)
JC Penney Corp Inc
6.50%, 12/15/2007	765	766
Macys Retail Holdings Inc
4.80%, 7/15/2009	250	247

		1,013

Rubber — Tires (0.12%)
Goodyear Tire & Rubber Co/The
9.13%, 12/1/2009	250	253

Satellite Telecommunications (0.30%)
Intelsat Corp
6.38%, 1/15/2008	610	608

Savings & Loans — Thrifts (0.23%)
Washington Mutual Inc
5.51%, 3/22/2012 (b)	500	476

Special Purpose Entity (0.30%)
Rockies Express Pipeline LLC
6.44%, 8/20/2009 (b)(d)	200	200
Williams Cos Inc Credit Linked Certificates
8.61%, 5/1/2009 (b)(d)	400	404

		604

Steel — Producers (0.13%)
Ispat Inland ULC
9.75%, 4/1/2014	250	272

Supranational Bank (0.25%)
Corp Andina de Fomento
5.78%, 6/13/2008 (b)	500	500

Telecommunication Services (0.23%)
Qwest Corp
5.63%, 11/15/2008	170	169

Telcordia Technologies Inc
8.99%, 7/15/2012 (b)(d)	325	301

		470

Telephone — Integrated (1.10%)
Sprint Nextel Corp
5.60%, 6/28/2010 (b)	275	274
Telecom Italia Capital SA
5.84%, 2/1/2011 (b)	160	159
5.82%, 7/18/2011 (b)	600	600
Telefonica Emisiones SAU
5.89%, 6/19/2009 (b)	1,000	1,001
5.69%, 2/ 4/2013 (b)(g)(h)	200	197

		2,231

See accompanying notes

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Tobacco (0.29%)
Altria Group Inc
7.65%, 7/ 1/2008 (e)	$240	$245
Reynolds American Inc
6.39%, 6/15/201 l(b)	350	348

		593

Wireless Equipment (0.20%)
Motorola Inc
4.61%, 11/16/2007	400	400

TOTAL BONDS		$177,102

SENIOR FLOATING RATE INTERESTS (0.50%)
Auto/Truck Parts & Equipment – Replacement (0.12%)
Allison Transmission Inc, Term Loan B
0.00%, 8/7/2014 (b)(i)	250	243

Electric – Integrated (0.03%)
Texas Competitive Electric Holdings Company, Term Loan B
0.00%, 10/29/2014 (b)(i)	74	74

Publishing – Periodicals (0.09%)
Dex Media East LLC; Term Loan B
0.00%, 10/17/2014 (b)(i)	180	180

Retail – Building Products (0.16%)
HD Supply Inc, Term Loan B
0.00%, 8/30/2012 (b)(i)	320	320

Satellite Telecommunications (0.10%)
Telesat Canada Inc, Term Loan B
0.00%, 9/ 1/2014 (b)(i)	200	198

TOTAL SENIOR FLOATING RATE INTERESTS		$1,015

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (10.82%)
Federal Home Loan Mortgage Corporation (FHLMC) (0.47%)
7.11%, 7/1/2033 (b)	278	282
4.10%, 12/ 1/2034 (b)	663	671

		953

Federal National Mortgage Association (FNMA) (9.86%)
6.99%, 2/ 1/2021	674	678
6.47%, 6/ 1/2032 (b)	508	512
6.72%, 6/ 1/2032 (b)	429	433
7.40%, 8/ 1/2032 (b)	433	447
7.11%, 9/ 1/2032 (b)	754	759
3.98%, 5/ 1/2033 (b)	1,411	1,403
4.29%, 6/ 1/2033 (b)	952	970
6.90%, 10/ 1/2033 (b)	245	247
7.63%, 10/ 1/2033 (b)	204	208
7.63%, 1/ 1/2034 (b)	282	287
6.17%, 2/ 1/2034 (b)	263	267
5.66%, 3/ 1/2034 (b)	824	834

Federal National Mortgage Association (FNMA) (continued)
6.52%, 3/ 1/2034 (b)	892	896
6.94%, 3/ 1/2034 (b)	278	282
6.95%, 3/ 1/2034 (b)	442	450
5.25%, 4/ 1/2034 (b)	576	582
6.51%, 7/ 1/2034 (b)	1,107	1,120
3.77%, 12/ 1/2034 (b)	649	659
6.58%, 12/ 1/2034 (b)	822	826
6.09%, 1/ 1/2035 (b)	65	66
4.57%, 2/ 1/2035 (b)	598	606
5.88%, 2/ 1/2035 (b)	1,212	1,236
6.85%, 2/ 1/2035 (b)	137	140
4.28%, 5/ 1/2035 (b)	942	954
4.88%, 6/ 1/2035 (b)	521	524
4.75%, 7/ 1/2035 (b)	2,157	2,166
5.08%, 7/ 1/2035 (b)	1,303	1,318
4.52%, 9/ 1/2035 (b)	868	865
7.03%, 1/ 1/2036 (b)	183	186
7.27%, 10/ 1/2033 (b)	178	179

		20,100

U.S. Treasury (0.49%)
4.13%, 8/15/2008 (e)	1,000	1,000

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$22,053

SHORT TERM INVESTMENTS (2.35%)
Commercial Paper (1.85%)
Investment in Joint Trading Account; General Electric Capital
4.81%, 11/ 1/2007	$3,768	$3,768

Money Market Funds (0.50%)
BNY Institutional Cash Reserve Fund (f)	1,009	1,009

TOTAL SHORT TERM INVESTMENTS		$4,777

Total Investments		$204,947
Liabilities in Excess of Other Assets, Net — (0.58)%		(1,180)

TOTAL NET ASSETS - 100.00%		$203,767

See accompanying notes

Schedule of Investments
Ultra Short Bond Fund
October 31, 2007

(a)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $20,257 or 9.94% of net assets.

(b)	Variable Rate

(c)	Security is Illiquid

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $21,538 or 10.57% of net assets.

(e)	Security or a portion of the security was on loan at the end of the period.

(f)	Security was purchased with the cash proceeds from securities loans.

(g)	Non-Income Producing Security

(h)	Security purchased on a when-issued basis.

(i)	This Senior Floating Rate Note will settle after October 31, 2007, at which time the interest rate will be determined.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$446
Unrealized Depreciation	(10,453)

Net Unrealized Appreciation (Depreciation)	(10,007)
Cost for federal income tax purposes	214,954
All dollar amounts are shown in thousands (000’s)
Options/Swaptions

		Exercise	Expiration
Description	Contracts	Rate	Month	U.S. $ Value

Written Put — OTC 10 Year Interest Rate Swap; pay floating rate based on 3 -month LIBOR; with Lehman Brothers	15,000,000	5.78%	11/19/2007	$(1)
(Premiums received $28)				$(1)
All dollar amounts are shown in th usands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Mortgage Securities	55.58%
Asset Backed Securities	14.98%
Financial	12.30%
Communications	4.89%
Consumer, Cyclical	2.94%
Consumer, Non-cyclical	2.91%
Industrial	1.58%
Utilities	1.34%
Energy	1.27%
Technology	1.24%
Government	0.74%
Basic Materials	0.60%
Diversified	0.21%
Liabilities in Excess of Other Assets, Net	(0.58%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Written Swaptions	0.00%
See accompanying notes

Schedule of Investments
West Coast Equity Fund
October 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (98.81%)
Advanced Materials & Products (0.11%)
Ceradyne Inc (a)(b)	31,000	$2,121

Advertising Services (0.27%)
Getty Images Inc (a)(b)	184,300	5,206

Aerospace & Defense (3.24%)
Boeing Co	420,283	41,436
Northrop Grumman Corp	187,800	15,704
Teledyne Technologies Inc (a)(b)	92,000	4,812

		61,952

Agricultural Chemicals (0.12%)
Potash Corp of Saskatchewan (a)	17,900	2,198

Agricultural Operations (0.30%)
Archer-Daniels-Midland Co	159,700	5,714

Airlines (0.93%)
Alaska Air Group Inc (a)(b)	281,610	7,153
Cathay Pacific Airways Ltd (b)	722,900	10,590

		17,743

Apparel Manufacturers (0.27%)
Columbia Sportswear Co (a)	107,750	5,253

Applications Software (4.46%)
Actuate Corp (a)(b)	809,100	7,112
Microsoft Corp	1,919,778	70,667
Quest Software Inc (a)(b)	423,400	7,367

		85,146

Athletic Footwear (1.47%)
Nike Inc	424,900	28,154

Auto — Car & Light Trucks (0.90%)
Toyota Motor Corp ADR (a)	150,400	17,212

Auto — Medium & Heavy Duty Trucks (1.45%)
Paccar Inc	497,745	27,655

Beverages — Non-Alcoholic (0.69%)
PepsiCo Inc	178,900	13,189

Building — Mobile Home & Manufactured Housing (0.47%)
Monaco Coach Corp (a)	775,134	8,992

Building — Residential & Commercial (0.08%)
KB Home	58,400	1,614

Building & Construction Products - Miscellaneous (0.59%)
Simpson Manufacturing Co Inc (a)	373,330	11,196

Building Products — Cement & Aggregate (0.00%)
Cemex SAB de CV ADR (b)	9	—

Cellular Telecommunications (0.12%)
China Mobile Ltd ADR	9,500	985
NII Holdings Inc (a)(b)	23,700	1,375

		2,360

Chemicals — Specialty (0.06%)
Symyx Technologies (a)(b)	128,866	1,187

Commercial Banks (2.51%)
Banner Corp (a)	95,297	3,112
Cascade Bancorp	10,000	192
City National Corp/CA	224,500	15,176
East West Bancorp Inc	514,600	17,363
Pacific Capital Bancorp NA (a)	96,133	1,993
UCBH Holdings Inc (a)	191,500	3,269
UnionBanCal Corp	126,100	6,811

		47,916

Computer Aided Design (0.22%)
Autodesk Inc (a)(b)	85,000	4,156

Computers (2.12%)
Apple Inc (b)	69,850	13,268
Hewlett-Packard Co	526,000	27,184

		40,452

Computers — Integrated Systems (0.13%)
Echelon Corp (a)(b)	97,000	2,139
Radisys Corp (a)(b)	30,034	404

		2,543

Computers — Memory Devices (0.11%)
Network Appliance Inc (a)(b)	68,100	2,144

Consumer Products — Miscellaneous (1.13%)
Central Garden and Pet Co — A Shares (a)(b)	196,700	1,636
Central Garden and Pet Co (a)(b)	40,189	333
Clorox Co	312,830	19,574

		21,543

Cosmetics & Toiletries (2.15%)
Bare Escentuals Inc (a)(b)	46,472	1,148
Colgate-Palmolive Co	152,000	11,593
Estee Lauder Cos Inc/The	146,100	6,414
Procter & Gamble Co	316,000	21,968

		41,123

Data Processing & Management (0.11%)
Fair Isaac Corp (a)	55,150	2,091
See accompanying notes

Schedule of Investments
West Coast Equity Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Diagnostic Kits (0.34%)
OraSure Technologies Inc (a)(b)	724,681	$6,573

Dialysis Centers (0.68%)
DaVita Inc (a)(b)	198,200	12,921

Disposable Medical Products (0.29%)
CR Bard Inc	66,000	5,518

Distribution & Wholesale (0.06%)
Building Materials Holding Corp (a)	141,550	1,113

Diversified Manufacturing Operations (0.99%)
General Electric Co	457,900	18,847

E-Commerce — Products (0.42%)
Amazon. Com Inc (a)(b)	37,000	3,299
Blue Nile Inc (a)(b)	60,350	4,770

		8,069

E-Commerce — Services (0.18%)
eBay Inc (b)	93,000	3,357

Electric — Integrated (0.83%)
Edison International	146,900	8,533
PG&E Corp (a)	149,000	7,291

		15,824

Electronic Components — Semiconductors (2.05%)
Intel Corp	870,800	23,424
Lattice Semiconductor Corp (a)(b)	242,480	1,014
LSI Corp (a)(b)	336,500	2,221
Nvidia Corp (a)(b)	139,000	4,918
Pixelworks Inc (a)(b)	341,180	385
QLogic Corp (a)(b)	307,600	4,777
SiRF Technology Holdings Inc (a)(b)	80,100	2,388

		39,127

Electronic Design Automation (0.06%)
Mentor Graphics Corp (a)(b)	76,900	1,232

Electronic Forms (1.76%)
Adobe Systems Inc (b)	701,200	33,587

Electronic Measurement Instruments (1.10%)
Itron Inc (a)(b)	85,050	9,142
Tektronix Inc (a)	96,405	3,649
Trimble Navigation Ltd (a)(b)	198,868	8,293

		21,084

Engineering — Research & Development Services (2.51%)
Jacobs Engineering Group Inc (a)(b)	551,253	48,042

Enterprise Software & Services (1.10%)
Informatica Corp (a)(b)	219,600	3,751

Enterprise Software & Services (continued)
Oracle Corp (b)	576,600	12,783
Sybase Inc (a)(b)	156,200	4,467

		21,001

Entertainment Software (0.54%)
Electronic Arts Inc (a)(b)	169,000	10,329

Fiduciary Banks (0.75%)
Northern Trust Corp	189,813	14,276

Finance — Auto Loans (0.01%)
United PanAm Financial Corp (a)(b)	33,440	210

Finance — Investment Banker & Broker (2.71%)
Charles Schwab Corp/The	1,593,600	37,035
Goldman Sachs Group Inc/The	51,000	12,644
Piper Jaffray Cos (a)(b)	41,132	2,114

		51,793

Finance — Mortgage Loan/Banker (0.25%)
Countrywide Financial Corp	157,200	2,440
Federal National Mortgage Association	42,000	2,395

		4,835

Food — Retail (1.25%)
Dairy Farm International Holdings Ltd ADR (a)	226,303	5,556
Kroger Co/The	330,700	9,719
Safeway Inc	254,600	8,656

		23,931

Forestry (1.95%)
Plum Creek Timber Co Inc (a)	217,000	9,693
Weyerhaeuser Co	362,000	27,480

		37,173

Gas — Distribution (0.78%)
Sempra Energy (a)	241,600	14,861

Health Care Cost Containment (1.01%)
McKesson Corp	291,617	19,276

Hotels & Motels (0.62%)
Red Lion Hotels Corp (b)(c)(d)	1,206,085	11,844

Human Resources (0.48%)
AMN Healthcare Services Inc (a)(b)	254,000	4,829
Robert Half International Inc	146,100	4,396

		9,225

Industrial Automation & Robots (0.10%)
Intermec Inc (a)(b)	74,800	1,901

Instruments — Scientific (2.26%)
Applera Corp — Applied Biosystems Group	227,600	8,453
See accompanying notes

Schedule of Investments
West Coast Equity Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Instruments — Scientific (continued)
Dionex Corp (a)(b)	275,086	$24,208
FEI Co (a)(b)	360,925	10,470

		43,131

Internet Application Software (0.55%)
Art Technology Group Inc (a)(b)	2,285,161	10,535

Internet Security (0.10%)
VeriSign Inc (a)(b)	56,700	1,933

Investment Management & Advisory Services (2.08%)
Franklin Resources Inc	306,000	39,682

Lasers — Systems & Components (0.22%)
Electro Scientific Industries Inc (a)(b)	191,519	4,179

Life & Health Insurance (1.55%)
StanCorp Financial Group Inc	536,030	29,551

Machinery — Material Handling (0.32%)
Cascade Corp	95,700	6,027

Medical — Biomedical/Gene (1.80%)
Affymetrix Inc (a)(b)	27,000	687
Amgen Inc (b)	259,139	15,058
Genentech Inc (b)	198,000	14,678
Martek Biosciences Corp (a)(b)	133,117	4,067

		34,490

Medical — Drugs (2.74%)
Abbott Laboratories (a)	261,450	14,280
Allergan Inc/United States	564,750	38,166

		52,446

Medical — Generic Drugs (0.30%)
Watson Pharmaceuticals Inc (b)	187,400	5,727

Medical — HMO (0.28%)
Health Net Inc (b)	98,560	5,284

Medical — Nursing Homes (0.00%)
Sun Healthcare Group Inc (a)(b)	3,300	53

Medical Instruments (0.22%)
Techne Corp (a)(b)	64,600	4,215

Medical Products (2.20%)
Johnson & Johnson	135,700	8,844
Mentor Corp (a)	231,100	9,838
Stryker Corp (a)	55,200	3,919
Varian Medical Systems Inc (a)(b)	364,900	17,796
Zimmer Holdings Inc (b)	25,000	1,737

		42,134

Metal Processors & Fabrication (0.83%)
Precision Castparts Corp	105,996	15,879

Multimedia (1.11%)
Walt Disney Co/The (a)	610,410	21,138

Networking Products (2.51%)
Cisco Systems Inc (b)	1,336,300	44,178
Polycom Inc (a)(b)	133,000	3,721

		47,899

Non-Hazardous Waste Disposal (0.37%)
Waste Connections Inc (a)(b)	209,350	7,078

Office Supplies & Forms (0.07%)
Avery Dennison Corp (a)	24,400	1,413

Oil & Gas Drilling (0.70%)
Nabors Industries Ltd (a)(b)	473,900	13,307

Oil Company — Exploration & Production (4.56%)
Apache Corp	174,000	18,063
Berry Petroleum Co (a)	516,200	25,149
Occidental Petroleum Corp	635,200	43,861

		87,073

Oil Company — Integrated (3.33%)
Chevron Corp	519,526	47,542
Exxon Mobil Corp	175,700	16,162

		63,704

Property & Casualty Insurance (0.18%)
Mercury General Corp (a)	67,100	3,443

Publishing — Newspapers (0.05%)
McClatchy Co (a)	62,673	1,040

Regional Banks (4.47%)
Bank of America Corp	132,000	6,373
US Bancorp	666,300	22,095
Wells Fargo & Co	1,675,522	56,984

		85,452

REITS — Apartments (0.48%)
Essex Property Trust Inc (a)	74,500	9,196

REITS — Healthcare (0.77%)
HCP Inc	393,585	13,398
Nationwide Health Properties Inc (a)	41,100	1,283

		14,681

REITS — Warehouse & Industrial (0.81%)
AMB Property Corp (a)	235,900	15,416
See accompanying notes

Schedule of Investments
West Coast Equity Fund
October 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Respiratory Products (0.38%)
Resmed Inc (a)(b)	175,600	$7,275

Retail — Apparel & Shoe (0.67%)
Nordstrom Inc (a)	326,300	12,869

Retail — Automobile (0.52%)
Copart Inc (b)	259,300	9,952

Retail — Discount (2.11%)
Costco Wholesale Corp (a)	598,640	40,265

Retail — Drug Store (0.36%)
CVS Caremark Corp	166,965	6,974

Retail — Restaurants (1.20%)
Jamba Inc (a)(b)	38,500	209
McCormick & Schmick’s Seafood Restaurant (a)(b)	28,500	484
Starbucks Corp (a)(b)	834,700	22,270

		22,963

Savings & Loans — Thrifts (1.31%)
Washington Federal Inc (a)	990,955	23,942
Washington Mutual Inc	37,600	1,048

		24,990

Semiconductor Component — Integrated Circuits (0.40%)
Cypress Semiconductor Corp (a)(b)	93,800	3,428
Exar Corp (a)(b)	68,800	837
Linear Technology Corp (a)	100,200	3,309

		7,574

Semiconductor Equipment (0.80%)
Applied Materials Inc	264,800	5,143
Kla-Tencor Corp (a)	117,700	6,197
Novellus Systems Inc (a)(b)	136,300	3,872

		15,212

Steel — Producers (1.66%)
Reliance Steel & Aluminum Co	116,800	6,815
Schnitzer Steel Industries Inc (a)	375,533	24,812

		31,627

Telecommunication Services (0.07%)
Clearwire Corp (a)(b)	60,800	1,248

Telephone — Integrated (0.20%)
Sprint Nextel Corp	219,000	3,745

Therapeutics (0.93%)
Amylin Pharmaceuticals Inc (a)(b)	81,000	3,647
CV Therapeutics Inc (a)(b)	252,498	2,585
Dendreon Corp (a)(b)	231,141	1,727

Gilead Sciences Inc (b) 2	214,200	9,894

		17,853

Toys (0.15%)
Mattel Inc	138,900	2,902

Transactional Software (0.12%)
VeriFone Holdings Inc (a)(b)	48,000	2,373

Transport — Equipment & Leasing (0.38%)
Greenbrier Cos Inc (a)	275,000	7,345

Transport — Services (1.50%)
Expeditors International Washington Inc (a)	567,040	28,721

Travel Services (0.25%)
Ambassadors Group Inc (a)	260,309	4,730

Ultra Sound Imaging Systems (0.92%)
SonoSite Inc (a)(b)	501,963	17,664

Veterinary Diagnostics (0.81%)
VCA Antech Inc (b)	335,000	15,427

Water (0.23%)
California Water Service Group (a)	100,000	4,439

Web Portals (1.94%)
Google Inc (b)	38,825	27,449
Yahoo! Inc (a)(b)	307,800	9,573

		37,022

Wireless Equipment (0.21%)
Qualcomm Inc	95,900	4,098

TOTAL COMMON STOCKS		$1,888,183

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (18.38%)
Money Market Funds (18.38%)
BNY Institutional Cash Reserve Fund (e)	$351,127	$351,127

TOTAL SHORT TERM INVESTMENTS		$351,127

REPURCHASE AGREEMENTS (1.20%)
Money Center Banks (1.20%)
Investment in Joint Trading Account; Bank of America; 4.80% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $11,789,000; 0%; dated 12/13/07-07/25/08)	$11,445	$11,445
See accompanying notes

Schedule of Investments
West Coast Equity Fund
October 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS (continued)
Money Center Banks (continued)
Investment in Joint Trading Account; Deutsche Bank; 4.82% dated 10/31/07 maturing 11/01/07 (collateralized by U.S. Government Agency Issues; $11,789,000; 0% - 6.13%; dated 12/04/07-08/25/16)	$11,445	$11,445

		22,890

TOTAL REPURCHASE AGREEMENTS		$22,890

Total Investments		$2,262,200
Liabilities in Excess of Other Assets, Net — (18.39)%
		(351,320)

TOTAL NET ASSETS - 100.00%		$1,910,880

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Affiliated Security

(d)	Affiliated Security as defined by the Investment Company Act of 1940 (the Fund controls 5.0% or more of the outstanding voting shares of the security).

(e)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation	$792,995
Unrealized Depreciation	(33,704)

Net Unrealized Appreciation (Depreciation)	759,291
Cost for federal income tax purposes	1,502,909
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	37.44%
Consumer, Non-cyclical	19.00%
Industrial	14.52%
Technology	13.97%
Consumer, Cyclical	11.52%
Energy	8.59%
Communications	7.73%
Basic Materials	3.78%
Utilities	1.84%
Liabilities in Excess of Other Assets, Net	(18.39%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
West Coast Equity Fund
October 31, 2007
Affiliated Securities

	October 31, 2006		Purchases		Sales		October 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Red Lion Hotels Corp	1,227,885	$10,210	1,500	$19	23,300	$291	1,206,085	$9,864

		$10,210		$19		$291		$9,864

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Red Lion Hotels Corp	$—	$-74	$—

	$—	$-74	$—

See accompanying notes

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$10.63	$10.57	$10.86		$10.66	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.51	0.45	0.37		0.34	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.04	(0.28)		0.20	0.11

Total From Investment Operations	0.33	0.49	0.09		0.54	0.42
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.51)	(0.43)	(0.37)		(0.34)	(0.35)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.51)	(0.43)	(0.38)		(0.34)	(0.35)

Net Asset Value, End of Period	$10.45	$10.63	$10.57		$10.86	$10.66

Total Return	3.17%	4.79%	0.79%		5.17%	4.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$62,793	$50,633	$35,016		$28,547	$14,430
Ratio of Expenses to Average Net Assets	1.09%	1.14%	1.33%		1.15%	1.12%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.10%	1.12%		1.12%	—%
Ratio of Net Investment Income to Average Net Assets	4.85%	4.25%	3.47%		3.15%	2.92%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)	150.5%	91.0%

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$10.60	$10.55	$10.84		$10.63	$10.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.42	0.35		0.32	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.05	(0.28)		0.21	0.10

Total From Investment Operations	0.31	0.47	0.07		0.53	0.40
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.49)	(0.42)	(0.35)		(0.32)	(0.34)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.49)	(0.42)	(0.36)		(0.32)	(0.34)

Net Asset Value, End of Period	$10.42	$10.60	$10.55		$10.84	$10.63

Total Return	3.00%	4.52%	0.61%		5.09%	3.77%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$37,875	$42,548	$39,797		$31,801	$12,537
Ratio of Expenses to Average Net Assets	1.27%	1.33%	1.51%		1.34%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.28%	1.30%		1.30%	—%
Ratio of Net Investment Income to Average Net Assets	4.65%	4.04%	3.29%		2.95%	2.71%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)	150.5%	91.0%

	2007	2006	2005
BOND & MORTGAGE SECURITIES FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$10.66	$10.61	$10.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.42	0.36
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.03	(0.28)

Total From Investment Operations	0.31	0.45	0.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.48)	(0.40)	(0.34)
Distributions from Realized Gains	—	—	(0.01)

Total Dividends and Distributions	(0.48)	(0.40)	(0.35)

Net Asset Value, End of Period	$10.49	$10.66	$10.61

Total Return	2.94%	4.35%	0.66%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,143	$4,536	$752
Ratio of Expenses to Average Net Assets	1.40%	1.43%	1.67%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.41%	1.43%
Ratio of Net Investment Income to Average Net Assets	4.54%	3.98%	3.27%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period	$10.71	$10.67	$10.94		$10.73	$10.66
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.51	0.43	0.38		0.32	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.04	(0.28)		0.20	0.11

Total From Investment Operations	0.34	0.47	0.10		0.52	0.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.43)	(0.36)		(0.31)	(0.32)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.50)	(0.43)	(0.37)		(0.31)	(0.32)

Net Asset Value, End of Period	$10.55	$10.71	$10.67		$10.94	$10.73

Total Return( d)	3.22%	4.49%	0.85%		4.94%	3.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$251,634	$237,417	$211,273		$159,802	$110,398
Ratio of Expenses to Average Net Assets	1.18%	1.28%	1.35%		1.36%	1.43%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.23%	1.13%		1.32%	—%
Ratio of Gross Expenses to Average Net Assets( e)	—%	1.29%	1.52%		1.37%	1.48%
Ratio of Net Investment Income to Average Net Assets	4.75%	4.10%	3.46%		2.94%	2.65%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)	150.5%	91.0%

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.67	$10.62	$10.90		$10.70	$10.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.57	0.51	0.44		0.40	0.38
Net Realized and Unrealized Gain (Loss) on Investments.	(0.17)	0.03	(0.28)		0.20	0.11

Total From Investment Operations	0.40	0.54	0.16		0.60	0.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.57)	(0.49)	(0.43)		(0.40)	(0.42)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.57)	(0.49)	(0.44)		(0.40)	(0.42)

Net Asset Value, End of Period	$10.50	$10.67	$10.62		$10.90	$10.70

Total Return	3.85%	5.27%	1.45%		5.74%	4.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,829,733	$1,397,636	$771,847		$373,880	$165,504
Ratio of Expenses to Average Net Assets	0.52%	0.56%	0.77%		0.59%	0.55%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.53%	0.55%		0.55%	—%
Ratio of Net Investment Income to Average Net Assets	5.41%	4.85%	4.07%		3.71%	3.51%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)	150.5%	91.0%

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Preferred shares
Net Asset Value, Beginning of Period	$10.64	$10.58	$10.87		$10.67	$10.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.54	0.48	0.41		0.37	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.05	(0.29)		0.20	0.11

Total From Investment Operations	0.36	0.53	0.12		0.57	0.46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.54)	(0.47)	(0.40)		(0.37)	(0.39)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.54)	(0.47)	(0.41)		(0.37)	(0.39)

Net Asset Value, End of Period	$10.46	$10.64	$10.58		$10.87	$10.67

Total Return	3.49%	5.11%	1.10%		5.48%	4.37%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$111,437	$95,496	$65,637		$43,420	$33,930
Ratio of Expenses to Average Net Assets	0.78%	0.83%	1.02%		0 .84%	0.81%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.79%	0.81%		0.81%	—%
Ratio of Net Investment Income to Average Net Assets	5.15%	4.56%	3.79%		3.46%	3.23%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)	150.5%	91.0%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Select shares
Net Asset Value, Beginning of Period	$10.77	$10.71	$10.99		$10.78	$10.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.54	0.47	0.40		0.36	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.04	(0.28)		0.21	0.16

Total From Investment Operations	0.36	0.51	0.12		0.57	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.53)	(0.45)	(0.39)		(0.36)	(0.37)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.53)	(0.45)	(0.40)		(0.36)	(0.37)

Net Asset Value, End of Period	$10.60	$10.77	$10.71		$10.99	$10.78

Total Return	3.42%	4.92%	1.06%		5.39%	4.79%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,800	$18,009	$8,635		$2,274	$912
Ratio of Expenses to Average Net Assets	0.90%	0.95%	1.15%		0.96%	0.93%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.91%	0.93%		0.93%	—%
Ratio of Net Investment Income to Average Net Assets	5.05%	4.46%	3.69%		3.35%	3.12%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)	150.5%	91.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

(d)	Total return is calculated without the contingent deferred sales charge.

(e)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004	2003(a)
DISCIPLINED LARGECAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$15.96		$14.23	$12.89		$12.07	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.09		0.09	0.08		0.06	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.10		1.88	1.39		1.07	2.03

Total From Investment Operations	2.19		1.97	1.47		1.13	2.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.04)	(0.07)		(0.04)	—
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)		(0.27)	—

Total Dividends and Distributions	(0.47)		(0.24)	(0.13)		(0.31)	—

Net Asset Value, End of Period	$17.68		$15.96	$14.23		$12.89	$12.07

Total Return	14.04%		14.03%	11.44%		9.55%	20.70	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,524		$5,740	$34		$9	$121
Ratio of Expenses to Average Net Assets	1.14%		1.16%	1.17%		1.17%	1.17	%(d)
Ratio of Net Investment Income to Average Net Assets	0.56%		0.58%	0.59%		0.44%	0.45	%(d)
Portfolio Turnover Rate	101.4	%(e)	92.4%	86.7	%(f)	106.2%	109.2	%(d)

	2007		2006	2005		2004	2003(a)
DISCIPLINED LARGECAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$15.90		$14.18	$12.87		$12.05	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06		0.08	0.04		0.03	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.10		1.86	1.40		1.08	2.03

Total From Investment Operations	2.16		1.94	1.44		1.11	2.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)		(0.02)	(0.07)		(0.02)	—
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)		(0.27)	—

Total Dividends and Distributions	(0.45)		(0.22)	(0.13)		(0.29)	—

Net Asset Value, End of Period	$17.61		$15.90	$14.18		$12.87	$12.05

Total Return	13.83%		13.80%	11.21%		9.37%	20.50	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,641		$1,937	$253		$10	$120
Ratio of Expenses to Average Net Assets	1.32%		1.34%	1.35%		1.35%	1.35	%(d)
Ratio of Net Investment Income to Average Net Assets	0.39%		0.51%	0.31%		0.26%	0.27	%(d)
Portfolio Turnover Rate	101.4	%(e)	92.4%	86.7	%(f)	106.2%	109.2	%(d)

	2007		2006	2005
DISCIPLINED LARGECAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$15.97		$14.24	$12.95
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04		0.02	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.11		1.91	1.34

Total From Investment Operations	2.15		1.93	1.41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)		—	(0.06)
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)

Total Dividends and Distributions	(0.42)		(0.20)	(0.12)

Net Asset Value, End of Period	$17.70		$15.97	$14.24

Total Return	13.73%		13.68%	10.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,447		$1,244	$12
Ratio of Expenses to Average Net Assets	1.45%		1.47%	1.48%
Ratio of Net Investment Income to Average Net Assets	0.26%		0.11%	0.48%
Portfolio Turnover Rate	101.4	%(e)	92.4%	86.7	%(f)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007		2006	2005		2004	2003(a)
DISCIPLINED LARGECAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period	$16.11		$14.37	$12.95		$12.12	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18		0.19	0.18		0.11	0.10
Net Realized and Unrealized Gain (Loss) on Investments	2.13		1.88	1.37		1.10	2.02

Total From Investment Operations	2.31		2.07	1.55		1.21	2.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)		(0.13)	(0.07)		(0.11)	—
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)		(0.27)	—

Total Dividends and Distributions	(0.57)		(0.33)	(0.13)		(0.38)	—

Net Asset Value, End of Period	$17.85		$16.11	$14.37		$12.95	$12.12

Total Return	14.70%		14.61%	12.07%		10.22%	21.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,160,022		$974,790	$523,512		$247,979	$11,910
Ratio of Expenses to Average Net Assets	0.57%		0.59%	0.60%		0.60%	0.60	%(d)
Ratio of Net Investment Income to Average Net Assets	1.08%		1.27%	1.25%		0.89%	1.02	%(d)
Portfolio Turnover Rate	101.4	%(e)	92.4%	86.7	%(f)	106.2%	109.2	%(d)

	2007		2006	2005		2004	2003(a)
DISCIPLINED LARGECAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period	$16.05		$14.31	$12.93		$12.10	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15		0.13	0.15		0.09	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.11		1.90	1.36		1.09	2.03

Total From Investment Operations	2.26		2.03	1.51		1.18	2.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)		(0.09)	(0.07)		(0.08)	—
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)		(0.27)	—

Total Dividends and Distributions	(0.53)		(0.29)	(0.13)		(0.35)	—

Net Asset Value, End of Period	$17.78		$16.05	$14.31		$12.93	$12.10

Total Return	14.39%		14.37%	11.75%		9.94%	21.00	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,925		$1,565	$20		$10	$121
Ratio of Expenses to Average Net Assets	0.83%		0.85%	0.86%		0.86%	0.86	%(d)
Ratio of Net Investment Income to Average Net Assets	0.88%		0.88%	1.09%		0.75%	0.76	%(d)
Portfolio Turnover Rate	101.4	%(e)	92.4%	86.7	%(f)	106.2%	109.2	%(d)

	2007		2006	2005		2004	2003(a)
DISCIPLINED LARGECAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period	$16.01		$14.28	$12.91		$12.08	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.13		0.11	0.09		0.08	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.10		1.89	1.41		1.09	2.02

Total From Investment Operations	2.23		2.00	1.50		1.17	2.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)		(0.07)	(0.07)		(0.07)	—
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)		(0.27)	—

Total Dividends and Distributions	(0.50)		(0.27)	(0.13)		(0.34)	—

Net Asset Value, End of Period	$17.74		$16.01	$14.28		$12.91	$12.08

Total Return	14.28%		14.20%	11.68%		9.83%	20.80	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,304		$5,195	$183		$9	$121
Ratio of Expenses to Average Net Assets	0.95%		0.97%	0.98%		0.98%	0.98	%(d)
Ratio of Net Investment Income to Average Net Assets	0.77%		0.76%	0.66%		0.63%	0.64	%(d)
Portfolio Turnover Rate	101.4	%(e)	92.4%	86.7	%(f)	106.2%	109.2	%(d)

(a)	Period from December 30, 2002, date operations commenced, through October 31, 2003.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth & Income Fund.

(f)	Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.27		$11.38	$9.31		$8.00		$6.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12		0.12	0.08		0.06		0.07
Net Realized and Unrealized Gain (Loss) on Investments	4.25		3.25	2.25		1.27		1.45

Total From Investment Operations	4.37		3.37	2.33		1.33		1.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)		(0.02)	(0.05)		(0.02)		(0.03)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.40)		(0.48)	(0.26)		(0.02)		(0.03)

Net Asset Value, End of Period	$17.24		$14.27	$11.38		$9.31		$8.00

Total Return	33.21%		30.56%	25.38%		16.59%		23.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$99,441		$44,461	$13,847		$8,156		$4,173
Ratio of Expenses to Average Net Assets	1.47%		1.46%	1.47%		1.46%		1.47%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1 .47	%(b)	1.47	%(b)
Ratio of Net Investment Income to Average Net Assets	0.78%		0.88%	0.79%		0.73%		0.95%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)	160 .2	%(e)	162.2	%(f)

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$14.18		$11.30	$9.25		$7.96		$6.47
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09		0.09	0.07		0 .05		0.04
Net Realized and Unrealized Gain (Loss) on Investments	4.22		3.25	2.23		1 .24		1.47

Total From Investment Operations	4 .31		3.34	2.30		1 .29		1.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .10)		—	(0 .04)		—		(0.02)
Distributions from Realized Gains	(1 .27)		(0 .46)	(0 .21)		—		—

Total Dividends and Distributions	(1 .37)		(0 .46)	(0 .25)		—		(0.02)

Net Asset Value, End of Period	$17.12		$14.18	$11.30		$9.25		$7.96

Total Return	32.96%		30.46%	25.31%		16 .23%		23.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$38,204		$22,784	$9,270		$5,573		$3,060
Ratio of Expenses to Average Net Assets	1 .65%		1.64%	1.65%		1 .64%		1.65%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1 .65	%(b)	1.65	%(b)
Ratio of Net Investment Income to Average Net Assets	0.59%		0.67%	0.64%		0 .53%		0.61%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202 .7	%(d)	160 .2	%(e)	162 .2	%(f)

	2007		2006	2005
DIVERSIFIED INTERNATIONAL FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.24		$11.37	$9.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07		0.08	0.06
Net Realized and Unrealized Gain (Loss) on Investments	4.24		3.25	2.20

Total From Investment Operations	4.31		3.33	2.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)		—	(0.04)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)

Total Dividends and Distributions	(1.35)		(0.46)	(0.25)

Net Asset Value, End of Period	$17.20		$14.24	$11.37

Total Return	32.77%		30.17%	24.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,716		$3,787	$319
Ratio of Expenses to Average Net Assets	1.78%		1.77%	1.78%
Ratio of Net Investment Income to Average Net Assets	0.44%		0.62%	0.51%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Class J shares
Net Asset Value, Beginning of Period	$14.21		$11.32	$9.27		$7.98		$6.49
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11		0.09	0.06		0.03		0.02
Net Realized and Unrealized Gain (Loss) on Investments	4.22		3.26	2.24		1.26		1.47

Total From Investment Operations	4.33		3.35	2.30		1.29		1.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)		—	(0.04)		—		—
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.38)		(0.46)	(0.25)		—		—

Net Asset Value, End of Period	$17.16		$14.21	$11.32		$9.27		$7.98

Total Return( g)	33.05%		30.50%	25.24%		16.17%		22.98%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$307,754		$192,920	$105,345		$63,380		$33,430
Ratio of Expenses to Average Net Assets	1.52%		1.59%	1.69%		1.78%		2.05%
Ratio of Gross Expenses to Average Net Assets( h)	—%		—%	—%		1.79	%(b)	2.15	%(b)
Ratio of Net Investment Income to Average Net Assets	0.72%		0.69%	0.61%		0.37%		0.24%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)	160.2	%(e)	162.2	%(f)

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Institutional shares
Net Asset Value, Beginning of Period	$14.36		$11.45	$9.32		$8.01		$6.52
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23		0.18	0.14		0.11		0.06
Net Realized and Unrealized Gain (Loss) on Investments	4.23		3.28	2.25		1.26		1.50

Total From Investment Operations	4.46		3.46	2.39		1.37		1.56
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)		(0.09)	(0.05)		(0.06)		(0.07)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.48)		(0.55)	(0.26)		(0.06)		(0.07)

Net Asset Value, End of Period	$17.34		$14.36	$11.45		$9.32		$8.01

Total Return	33.87%		31.29%	26.07%		17.24%		24.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,188,878		$44,939	$31,357		$15,831		$8,611
Ratio of Expenses to Average Net Assets	0.90%		0.90%	0.90%		0.89%		0.90%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0.90	%(b)	0.90	%(b)
Ratio of Net Investment Income to Average Net Assets	1.56%		1.35%	1.37%		1.23%		0.91%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)	160.2	%(e)	162.2	%(f)

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Preferred shares
Net Asset Value, Beginning of Period	$14.34		$11.43	$9.32		$8.01		$6.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.16		0.15	0.12		0.09		0.08
Net Realized and Unrealized Gain (Loss) on Investments	4.26		3.28	2.25		1.26		1.47

Total From Investment Operations	4.42		3.43	2.37		1.35		1.55
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)		(0.06)	(0.05)		(0.04)		(0.05)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.44)		(0.52)	(0.26)		(0.04)		(0.05)

Net Asset Value, End of Period	$17.32		$14.34	$11.43		$9.32		$8.01

Total Return	33.54%		31.00%	25.82%		16.93%		23.90%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$135,368		$53,609	$20,799		$10,120		$7,169
Ratio of Expenses to Average Net Assets	1.16%		1.15%	1.16%		1.15%		1.16%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.16	%(b)	1.16	%(b)
Ratio of Net Investment Income to Average Net Assets	1.05%		1.12%	1.12%		0.99%		1.15%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)	160.2	%(e)	162.2	%(f)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Select shares
Net Asset Value, Beginning of Period	$14.46		$11.52	$9.43		$8.08		$6.50
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15		0.15	0.11		0.09		0.08
Net Realized and Unrealized Gain (Loss) on Investments	4.28		3.29	2.24		1.29		1.54

Total From Investment Operations	4.43		3.44	2.35		1.38		1.62
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)		(0.04)	(0.05)		(0.03)		(0.04)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.42)		(0.50)	(0.26)		(0.03)		(0.04)

Net Asset Value, End of Period	$17.47		$14.46	$11.52		$9.43		$8.08

Total Return	33.30%		30.87%	25.28%		17.14%		25.01%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,258		$16,510	$772		$1,431		$60
Ratio of Expenses to Average Net Assets	1.28%		1.27%	1.28%		1.28%		1.28%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.28	%(b)	1.28	%(b)
Ratio of Net Investment Income to Average Net Assets	1.00%		1.11%	1.06%		1.03%		1.03%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)	160.2	%(e)	162.2	%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.

(d)	Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.

(e)	Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.

(f)	Portfolio turnover rate excludes approximately $8,876,000 of securities from the acquisitions of European Fund, Pacific Basin Fund, and International SmallCap Fund and $5,654,000 from portfolio realignment.

(g)	Total return is calculated without the contingent deferred sales charge.

(h)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004	2003
EQUITY INCOME FUND I
Institutional shares
Net Asset Value, Beginning of Period	$22.43		$20.07	$17.79	$15.45	$12.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.44		0.40	0.48	0.35	0.38
Net Realized and Unrealized Gain (Loss) on Investments	2.55		3.00	2.24	2.33	2.72

Total From Investment Operations	2.99		3.40	2.72	2.68	3.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)		(0.41)	(0.44)	(0.34)	(0.38)
Distributions from Realized Gains	(1.20)		(0.63)	—	—	—

Total Dividends and Distributions	(1.60)		(1.04)	(0.44)	(0.34)	(0.38)

Net Asset Value, End of Period	$23.82		$22.43	$20.07	$17.79	$15.45

Total Return	13.99%		17.53%	15.39%	17.51%	24.77%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,016,738		$1,686,604	$1,294,804	$908,925	$529,665
Ratio of Expenses to Average Net Assets	0.52%		0.55%	0.58%	0.59%	0.61%
Ratio of Gross Expenses to Average Net Assets(b)	—%		0.55%	0.58%	0.59%	0.61%
Ratio of Net Investment Income to Average Net Assets	1.93%		1.88%	2.45%	2.06%	2.77%
Portfolio Turnover Rate	85.6	%(c)	81.0%	32.0%	20.0%	18.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Fund and WM Equity Income Fund.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
GLOBAL REAL ESTATE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.07

Total From Investment Operations	0.08

Net Asset Value, End of Period	$10.08

Total Return	0.80	%(b)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,016
Ratio of Expenses to Average Net Assets	0.95	%(c)
Ratio of Net Investment Income to Average Net Assets	1.75	%(c)
Portfolio Turnover Rate	86.7	%(c)

(a)	Period from October 1, 2007, date operations commenced, through October 31, 2007.

(b)	Total return amounts have not been annualized.

(c)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$10.08	$10.06	$10.33		$10.31	$10.55
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.43	0.39	0.34		0.30	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.03	(0.28)		0.09	(0.16)

Total From Investment Operations	0.37	0.42	0.06		0.39	0.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.44)	(0.40)	(0.33)		(0.37)	(0.37)

Total Dividends and Distributions	(0.44)	(0.40)	(0.33)		(0.37)	(0.37)

Net Asset Value, End of Period	$10.01	$10.08	$10.06		$10.33	$10.31

Total Return	3.74%	4.27%	0.57%		3.89%	1.22%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,507	$8,517	$5,266		$2,980	$1,101
Ratio of Expenses to Average Net Assets	0.97%	1.08%	0.99%		0.97%	0.97%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.97%	0.97%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.30%	3.95%	3.28%		2.90%	2.78%
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(c)	95.2%	219.5%

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$10.07	$10.06	$10.33		$10.31	$10.55
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.41	0.37	0.32		0.28	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.05)	0.02	(0.28)		0.10	(0.17)

Total From Investment Operations	0.36	0.39	0.04		0.38	0.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.38)	(0.31)		(0.36)	(0.35)

Total Dividends and Distributions	(0.42)	(0.38)	(0.31)		(0.36)	(0.35)

Net Asset Value, End of Period	$10.01	$10.07	$10.06		$10.33	$10.31

Total Return	3.66%	3.98%	0.39%		3.71%	1.04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,423	$8,588	$7,427		$6,096	$4,020
Ratio of Expenses to Average Net Assets	1.15%	1.26%	1.17%		1.15%	1.15%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.15%	1.15%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.13%	3.74%	3.09%		2.76%	2.60%
Portfolio Turnover Rate	261.5%	271.5%	542 .3	%(c)	95.2%	219.5%

	2007	2006	2005
GOVERNMENT & HIGH QUALITY BOND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$10.12	$10.11	$10.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.40	0.37	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.01	(0.26)

Total From Investment Operations	0.34	0.38	0.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.37)	(0.30)

Total Dividends and Distributions	(0.41)	(0.37)	(0.30)

Net Asset Value, End of Period	$10.05	$10.12	$10.11

Total Return	3.40%	3.82%	0.45%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$857	$657	$177
Ratio of Expenses to Average Net Assets	1.28%	1.38%	1.31%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	3.99%	3.69%	3.01%
Portfolio Turnover Rate	261.5%	271.5%	542 .3	%(c)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$10.15	$10.13	$10.40		$10.37	$10.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.42	0.38	0.32		0.28	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.02	(0.28)		0.09	(0.15)

Total From Investment Operations	0.36	0.40	0.04		0.37	0.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.38)	(0.31)		(0.34)	(0.33)

Total Dividends and Distributions	(0.42)	(0.38)	(0.31)		(0.34)	(0.33)

Net Asset Value, End of Period	$10.09	$10.15	$10.13		$10.40	$10.37

Total Return (d).	3.63%	4.05%	0.37%		3.59%	0.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$101,868	$105,222	$108,545		$101,937	$89,856
Ratio of Expenses to Average Net Assets	1.11%	1.26%	1.18%		1.18%	1.36%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.15%	1.17%		N/A	N/A
Ratio of Gross Expenses to Average Net Assets( e)	—%	1.26%	1.18%		1.18%	1.36%
Ratio of Net Investment Income to Average Net Assets	4.17%	3.74%	3.07%		2.74%	2.40%
Portfolio Turnover Rate	261.5%	271.5%	542 .3	%(c)	95.2%	219.5%

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.12	$10.10	$10.37		$10.35	$10.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.45	0.39		0.37	0.36
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.03	(0.27)		0.08	(0.18)

Total From Investment Operations	0.42	0.48	0.12		0.45	0.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.46)	(0.39)		(0.43)	(0.43)

Total Dividends and Distributions	(0.50)	(0.46)	(0.39)		(0.43)	(0.43)

Net Asset Value, End of Period	$10.04	$10.12	$10.10		$10.37	$10.35

Total Return	4.21%	4.84%	1.14%		4.47%	1.70%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16	$10	$10		$10	$10
Ratio of Expenses to Average Net Assets	0.40%	0.53%	0.41%		0.40%	0.40%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.40%	0.40%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.85%	4.48%	3.84%		3.52%	3.45%
Portfolio Turnover Rate	261.5%	271.5%	542 .3	%(c)	95.2%	219.5%

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Preferred shares
Net Asset Value, Beginning of Period	$10.10	$10.08	$10.35		$10.34	$10.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.43	0.37		0.34	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.02	(0.28)		0.08	(0.15)

Total From Investment Operations	0.40	0.45	0.09		0.42	0.17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.43)	(0.36)		(0.41)	(0.40)

Total Dividends and Distributions	(0.47)	(0.43)	(0.36)		(0.41)	(0.40)

Net Asset Value, End of Period	$10.03	$10.10	$10.08		$10.35	$10.34

Total Return	4.05%	4.58%	0.87%		4.11%	1.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,569	$13,126	$11,031		$7,084	$4,853
Ratio of Expenses to Average Net Assets	0.66%	0.77%	0.68%		0.66%	0.66%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.66%	0.66%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.61%	4.24%	3.58%		3.26%	3.09%
Portfolio Turnover Rate	261.5%	271.5%	542 .3	%(c)	95.2%	219.5%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Select shares
Net Asset Value, Beginning of Period	$10.10	$10.08	$10.35		$10.33	$10.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.41	0.36		0.32	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.03	(0.28)		0.09	(0.15)

Total From Investment Operations	0.39	0.44	0.08		0.41	0.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.46)	(0.42)	(0.35)		(0.39)	(0.39)

Total Dividends and Distributions	(0.46)	(0.42)	(0.35)		(0.39)	(0.39)

Net Asset Value, End of Period	$10.03	$10.10	$10.08		$10.35	$10.33

Total Return	3.93%	4.46%	0.76%		4.08%	1.41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,724	$2,010	$2,046		$1,140	$745
Ratio of Expenses to Average Net Assets	0.78%	0.89%	0.80%		0.78%	0.78%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.78%	0.78%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.51%	4.11%	3.48%		3.12%	3.00%
Portfolio Turnover Rate	261.5%	271.5%	542 .3	%(c)	95.2%	219.5%

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc.

(d)	Total return is calculated without the contingent deferred sales charge.

(e)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$10.73	$10.53	$10.62		$10.55	$10.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.43	0.33		0.30	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.04	(0.24)		0.18	0.02

Total From Investment Operations	0.32	0.47	0.09		0.48	0.41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.26)	(0.12)		(0.33)	(0.40)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.38)	(0.27)	(0.18)		(0.41)	(0.40)

Net Asset Value, End of Period	$10.67	$10.73	$10.53		$10.62	$10.55

Total Return	3.06%	4.57%	0.90%		4.68%	3.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,052	$47,919	$39,642		$35,407	$818
Ratio of Expenses to Average Net Assets	0.97%	1.28%	1.23%		1.01%	0.97%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.97%	0.97%		0.97%	N/A
Ratio of Net Investment Income to Average Net Assets	4.55%	4.09%	3.15%		2.88%	3.73%
Portfolio Turnover Rate	257.3%	268.6%	177 .4	%(c)	152.5%	71.3%

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$10.70	$10.51	$10.61		$10.54	$10.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.41	0.32		0.29	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.03	(0.24)		0.18	0.01

Total From Investment Operations	0.30	0.44	0.08		0.47	0.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.24)	(0.12)		(0.32)	(0.39)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.36)	(0.25)	(0.18)		(0.40)	(0.39)

Net Asset Value, End of Period	$10.64	$10.70	$10.51		$10.61	$10.54

Total Return	2.88%	4.29%	0.74%		4.50%	3.69%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$51,729	$4,737	$5,503		$1,921	$802
Ratio of Expenses to Average Net Assets	1.15%	1.46%	1.44%		1.19%	1.15%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.15%	1.15%		1.15%	N/A
Ratio of Net Investment Income to Average Net Assets	4.35%	3.91%	3.04%		2.78%	3.55%
Portfolio Turnover Rate	257.3%	268.6%	177 .4	%(c)	152.5%	71.3%

	2007	2006	2005
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$10.80	$10.60	$10.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.41	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.03	(0.24)

Total From Investment Operations	0.28	0.44	0.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.23)	(0.11)
Distributions from Realized Gains	—	(0.01)	(0.06)

Total Dividends and Distributions	(0.34)	(0.24)	(0.17)

Net Asset Value, End of Period	$10.74	$10.80	$10.60

Total Return	2.71%	4.20%	0.79%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,283	$681	$102
Ratio of Expenses to Average Net Assets	1.28%	1.54%	1.61%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	4.25%	3.88%	2.99%
Portfolio Turnover Rate	257.3%	268.6%	177 .4	%(c)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$10.79	$10.59	$10.68		$10.59	$10.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.42	0.33		0.28	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.04	(0.25)		0.18	0.02

Total From Investment Operations	0.30	0.46	0.08		0.46	0.37
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.37)	(0.25)	(0.11)		(0.29)	(0.36)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.37)	(0.26)	(0.17)		(0.37)	(0.36)

Net Asset Value, End of Period	$10.72	$10.79	$10.59		$10.68	$10.59

Total Return(d)	2.85%	4.46%	0.80%		4.42%	3.55%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$34,054	$36,023	$36,958		$21,841	$17,476
Ratio of Expenses to Average Net Assets	1.13%	1.35%	1.35%		1.30%	1.39%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.18%	1.08%		1.26%	N/A
Ratio of Gross Expenses to Average Net Assets(e)	—%	1.49%	1.52%		1.30%	1.50%
Ratio of Net Investment Income to Average Net Assets	4.38%	4.01%	3.08%		2.69%	3.31%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(c)	152.5%	71.3%

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.86	$10.66	$10.71		$10.64	$10.62
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.55	0.50	0.41		0.38	0.46
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.03	(0.26)		0.16	0.02

Total From Investment Operations	0.38	0.53	0.15		0.54	0.48
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.44)	(0.32)	(0.14)		(0.39)	(0.46)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.44)	(0.33)	(0.20)		(0.47)	(0.46)

Net Asset Value, End of Period	$10.80	$10.86	$10.66		$10.71	$10.64

Total Return	3.63%	5.12%	1.46%		5.23%	4.62%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,755	$13,377	$2,494		$10	$10
Ratio of Expenses to Average Net Assets	0.40%	0.65%	0.72%		0.43%	0.40%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.40%	0.40%		0.40%	N/A
Ratio of Net Investment Income to Average Net Assets	5.13%	4.76%	3.90%		3.56%	4.32%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(c)	152.5%	71.3%

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Preferred shares
Net Asset Value, Beginning of Period	$10.77	$10.57	$10.64		$10.57	$10.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.51	0.46	0.37		0.34	0.43
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.05	(0.25)		0.18	0.02

Total From Investment Operations	0.34	0.51	0.12		0.52	0.45
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.30)	(0.13)		(0.37)	(0.44)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.41)	(0.31)	(0.19)		(0.45)	(0.44)

Net Asset Value, End of Period	$10.70	$10.77	$10.57		$10.64	$10.57

Total Return	3.28%	4.89%	1.19%		4.99%	4.28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$45,071	$33,012	$25,333		$11,918	$6,339
Ratio of Expenses to Average Net Assets	0.66%	0.96%	0.92%		0.70%	0.66%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.66%	0.66%		0.66%	N/A

Ratio of Net Investment Income to Average Net Assets	4.87%	4.41%	3.48%		3.27%	4.05%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(c)	152.5%	71.3%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Select shares
Net Asset Value, Beginning of Period	$10.74	$10.54	$10.62		$10.55	$10.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.50	0.45	0.37		0.33	0.41
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.04	(0.26)		0.17	0.02

Total From Investment Operations	0.34	0.49	0.11		0.50	0.43
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)	(0.28)	(0.13)		(0.35)	(0.42)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.40)	(0.29)	(0.19)		(0.43)	(0.42)

Net Asset Value, End of Period	$10.68	$10.74	$10.54		$10.62	$10.55

Total Return	3.26%	4.76%	1.06%		4.88%	4.17%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,982	$1,748	$881		$12	$11
Ratio of Expenses to Average Net Assets	0.78%	1.06%	1.12%		0.81%	0.78%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.78%	0.78%		0.78%	N/A
Ratio of Net Investment Income to Average Net Assets	4.75%	4.32%	3.55%		3.18%	3.92%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(c)	152.5%	71.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $15,223,000 of securities from the acquisition of High Quality Long-Term Bond Fund.

(d)	Total return is calculated without the contingent deferred sales charge.

(e)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
HIGH YIELD FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.61	$10.24	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.75	0.73	0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.09	(0.30)

Total From Investment Operations	0.68	0.82	0.24
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.68)	(0.45)	—

Total Dividends and Distributions	(0.68)	(0.45)	—

Net Asset Value, End of Period	$10.61	$10.61	$10.24

Total Return	6.64%	8.27%	2.40	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$506,755	$95,691	$71,355
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65	%(d)
Ratio of Net Investment Income to Average Net Assets	7.18%	7.13%	6.29	%(d)
Portfolio Turnover Rate	69.0%	104.3%	93.2	%(d)

(a)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
HIGH YIELD FUND II
Institutional shares
Net Asset Value, Beginning of Period	$8.78	$8.22	$8.27	$7.86	$6.62
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.62 (a)	0.64	0.58	0.60	0.63 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.21	0.55	(0.03)	0.44	1.30

Total From Investment Operations	0.83	1.19	0.55	1.04	1.93
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.69)	(0.63)	(0.60)	(0.63)	(0.69)
Distributions from Realized Gains	(0.18)	—	—	—	—

Total Dividends and Distributions	(0.87)	(0.63)	(0.60)	(0.63)	(0.69)

Net Asset Value, End of Period	$8.74	$8.78	$8.22	$8.27	$7.86

Total Return	9.94%	15.01%	6.91%	13.75%	30.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$681,304	$571	$588	$526	$425
Ratio of Expenses to Average Net Assets	0.53%	0.57%	0.59%	0.61%	0.64%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.57%	0.59%	0.61%	0.64%
Ratio of Net Investment Income to Average Net Assets	7.07%	7.64%	7.09%	7.43%	8.57%
Portfolio Turnover Rate	47.4%	85.0%	94.0%	82.0%	61.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
INCOME FUND
Institutional shares
Net Asset Value, Beginning of Period	$9.11	$9.07	$9.48	$9.36	$9.03
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.50 (a)	0.51	0.49	0.50	0.55
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.05	(0.38)	0.16	0.38

Total From Investment Operations	0.44	0.56	0.11	0.66	0.93
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.54)	(0.52)	(0.52)	(0.54)	(0.60)

Total Dividends and Distributions	(0.54)	(0.52)	(0.52)	(0.54)	(0.60)

Net Asset Value, End of Period	$9.01	$9.11	$9.07	$9.48	$9.36

Total Return	4.88%	6.41%	1.13%	7.18%	10.51%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$960,941	$963,326	$903,915	$834,726	$679,139
Ratio of Expenses to Average Net Assets	0.51%	0.52%	0.54%	0.55%	0.56%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.52%	0.54%	0.55%	0.56%
Ratio of Net Investment Income to Average Net Assets	5.51%	5.64%	5.20%	5.27%	5.80%
Portfolio Turnover Rate	15.2%	26.0%	20.0%	24.0%	33.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.55	$9.80	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.41	0.42	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	(0.21)	(0.24)

Total From Investment Operations	0.26	0.21	0.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.45)	(0.30)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.38)	(0.46)	(0.30)

Net Asset Value, End of Period	$9.43	$9.55	$9.80

Total Return	2.82%	2.19%	1.01	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,279	$781	$26
Ratio of Expenses to Average Net Assets	0.97%	2.07%	1.90	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	0.97%	0.97	%(d)
Ratio of Net Investment Income to Average Net Assets	4.35%	4.37%	4.10	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$9.54	$9.79	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.39	0.39	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)	(0.19)	(0.23)

Total From Investment Operations	0.25	0.20	0.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.37)	(0.44)	(0.29)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.37)	(0.45)	(0.29)

Net Asset Value, End of Period	$9.42	$9.54	$9.79

Total Return	2.65%	2.06%	0.79	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$625	$546	$12
Ratio of Expenses to Average Net Assets	1.15%	2.28%	1.98	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	1.15%	1.15	%(d)
Ratio of Net Investment Income to Average Net Assets	4.09%	4.09%	3.73	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.55	$9.79	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.42	0.46	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)	(0.26)	(0.23)

Total From Investment Operations	0.23	0.20	0.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.43)	(0.28)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.36)	(0.44)	(0.28)

Net Asset Value, End of Period	$9.42	$9.55	$9.79

Total Return	2.42%	2.07%	0.70	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$87	$41	$11
Ratio of Expenses to Average Net Assets	1.28%	2.47%	2.13	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	1.28%	1.28	%(d)
Ratio of Net Investment Income to Average Net Assets	4.47%	4.77%	3.53	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Class J shares
Net Asset Value, Beginning of Period	$9.60	$9.81	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.38	0.53	0.46
Net Realized and Unrealized Gain (Loss) on Investments	(0.13)	(0.23)	(0.32)

Total From Investment Operations	0.25	0.30	0.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)	(0.50)	(0.33)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.40)	(0.51)	(0.33)

Net Asset Value, End of Period	$9.45	$9.60	$9.81

Total Return(f)	2.64%	3.08%	1.38	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,004	$5,650	$3,728
Ratio of Expenses to Average Net Assets	1.15%	1.21%	1.35	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	1.21%	0.33	%(d)
Ratio of Gross Expenses to Average Net Assets (g).	—%	2.81%	4.24	%(d)
Ratio of Net Investment Income to Average Net Assets	4.00%	5.49%	5.46	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Institutional shares
Net Asset Value, Beginning of Period	$9.57	$9.81	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.51	0.50	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)	(0.23)	(0.30)

Total From Investment Operations	0.31	0.27	0.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.43)	(0.50)	(0.34)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.43)	(0.51)	(0.34)

Net Asset Value, End of Period	$9.45	$9.57	$9.81

Total Return	3.34%	2.77%	1.49	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$461,619	$110,930	$70,984
Ratio of Expenses to Average Net Assets	0.40%	1.53%	1.36	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	0.40%	0.40	%(d)
Ratio of Net Investment Income to Average Net Assets	5.46%	5.22%	5.32	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.56	$9.80	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.45	0.47	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	(0.23)	(0.19)

Total From Investment Operations	0.29	0.24	0.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.47)	(0.32)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.41)	(0.48)	(0.32)

Net Asset Value, End of Period	$9.44	$9.56	$9.80

Total Return	3.10%	2.55%	1.22	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$625	$120	$73
Ratio of Expenses to Average Net Assets	0.66%	1.73%	1.69	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	0.66%	0.66	%(d)
Ratio of Net Investment Income to Average Net Assets	4.79%	4.92%	3.67	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Select shares
Net Asset Value, Beginning of Period	$9.55	$9.80	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.38	0.45	0.44
Net Realized and Unrealized Gain (Loss) on Investments	(0.10)	(0.23)	(0.32)

Total From Investment Operations	0.28	0.22	0.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)	(0.46)	(0.32)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.40)	(0.47)	(0.32)

Net Asset Value, End of Period	$9.43	$9.55	$9.80

Total Return	3.00%	2.35%	1.14	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$271	$389	$76
Ratio of Expenses to Average Net Assets	0.78%	1.95%	1.83	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	0.78%	0.78	%(d)
Ratio of Net Investment Income to Average Net Assets	4.02%	4.73%	5.26	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

(a)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(f)	Total return is calculated without the contingent deferred sales charge.

(g)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$24.42	$19.27	$15.09		$13.00		$8.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.27	0.17	0.24		0.08		0.08
Net Realized and Unrealized Gain (Loss) on Investments	16.26	6.97	5.10		2.09		4.18

Total From Investment Operations	16.53	7.14	5.34		2.17		4.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.06)	—		(0.08)		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(1.85)	(1.99)	(1.16)		(0.08)		—

Net Asset Value, End of Period	$39.10	$24.42	$19.27		$15.09		$13.00

Total Return	72.28%	39.64%	37.21%		16.80%		48.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$30,969	$6,949	$2,932		$3,143		$2,484
Ratio of Expenses to Average Net Assets	1.76%	1.91%	1.92%		1.91%		1.92%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.92	%(b)	1.92	%(b)
Ratio of Net Investment Income to Average Net Assets	0.91%	0.74%	1.40%		0.59%		0.76%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)	146.9%		144.7%

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$24.28	$19.17	$15.05		$12.96		$8.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21	0.12	0.21		0.06		0.06
Net Realized and Unrealized Gain (Loss) on Investments	16.17	6.94	5.07		2.09		4.17

Total From Investment Operations	16.38	7.06	5.28		2.15		4.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.02)	—		(0.06)		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(1.80)	(1.95)	(1.16)		(0.06)		—

Net Asset Value, End of Period	$38.86	$24.28	$19.17		$15.05		$12.96

Total Return	71.97%	39.39%	36.90%		16.65%		48.45%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16,251	$3,981	$1,477		$1,928		$1,630
Ratio of Expenses to Average Net Assets	1.94%	2.09%	2.10%		2.09%		2.10%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		2.10	%(b)	2.10	%(b)
Ratio of Net Investment Income to Average Net Assets	0.73%	0.53%	1.21%		0.41%		0.59%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)	146.9%		144.7%

	2007	2006	2005
INTERNATIONAL EMERGING MARKETS FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$24.43	$19.29	$15.22
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.13	0.08
Net Realized and Unrealized Gain (Loss) on Investments	16.30	6.94	5.15

Total From Investment Operations	16.47	7.07	5.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	—	—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)

Total Dividends and Distributions	(1.77)	(1.93)	(1.16)

Net Asset Value, End of Period	$39.13	$24.43	$19.29

Total Return	71.79%	39.14%	36.15%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,171	$1,642	$79
Ratio of Expenses to Average Net Assets	2.07%	2.22%	2.23%
Ratio of Net Investment Income to Average Net Assets	0.58%	0.57%	0.43%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Class J shares
Net Asset Value, Beginning of Period	$24.00	$18.95	$14.90		$12.82		$8.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23	0.14	0.17		0.01		—
Net Realized and Unrealized Gain (Loss) on Investments	16.01	6.85	5.04		2.07		4.14

Total From Investment Operations	16.24	6.99	5.21		2.08		4.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.01)	—		—		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(1.82)	(1.94)	(1.16)		—		—

Net Asset Value, End of Period	$38.42	$24.00	$18.95		$14.90		$12.82

Total Return(d)	72.25%	39.45%	36.79%		16.26%		47.70%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$307,022	$141,628	$68,971		$25,631		$8,956
Ratio of Expenses to Average Net Assets	1.80%	2.04%	2.22%		2.39%		2.65%
Ratio of Gross Expenses to Average Net Assets(e).	—%	—%	—%		2.40	%(b)	3.31	%(b)
Ratio of Net Investment Income to Average Net Assets	0.82%	0.62%	1.00%		0.10%		0.05%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)	146.9%		144.7%

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Institutional shares
Net Asset Value, Beginning of Period	$24.69	$19.46	$15.16		$13.06		$8.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.24	0.28		0.16		0.03
Net Realized and Unrealized Gain (Loss) on Investments	16.38	7.09	5.18		2.10		4.31

Total From Investment Operations	16.87	7.33	5.46		2.26		4.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.17)	—		(0.16)		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(2.00)	(2.10)	(1.16)		(0.16)		—

Net Asset Value, End of Period	$39.56	$24.69	$19.46		$15.16		$13.06

Total Return	73.27%	40.45%	37.88%		17.46%		49.77%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$802,809	$65,405	$1,507		$15		$13
Ratio of Expenses to Average Net Assets	1.19%	1.34%	1.35%		1.34%		1.35%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.35	%(b)	1.35	%(b)
Ratio of Net Investment Income to Average Net Assets	1.62%	1.01%	1.47%		1.16%		0.34%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)	146.9%		144.7%

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Preferred shares
Net Asset Value, Beginning of Period	$24.65	$19.43	$15.17		$13.07		$8.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.36	0.24	0.28		0.13		0.10
Net Realized and Unrealized Gain (Loss) on Investments	16.41	7.03	5.14		2.10		4.21

Total From Investment Operations	16.77	7.27	5.42		2.23		4.31
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.12)	—		(0.13)		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(1.93)	(2.05)	(1.16)		(0.13)		—

Net Asset Value, End of Period	$39.49	$24.65	$19.43		$15.17		$13.07

Total Return	72.80%	40.09%	37.57%		17.14%		49.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$46,271	$12,766	$5,847		$3,430		$2,506
Ratio of Expenses to Average Net Assets	1.45%	1.60%	1.61%		1.60%		1.61%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.61	%(b)	1.61	%(b)
Ratio of Net Investment Income to Average Net Assets	1.22%	1.07%	1.62%		0.90%		1.01%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)	146.9%		144.7%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Select shares
Net Asset Value, Beginning of Period	$24.61	$19.39	$15.16		$13.05		$8.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.35	0.20	0.28		0.11		0.10
Net Realized and Unrealized Gain (Loss) on Investments	16.36	7.05	5.11		2.11		4.19

Total From Investment Operations	16.71	7.25	5.39		2.22		4.29
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.10)	—		(0.11)		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(1.90)	(2.03)	(1.16)		(0.11)		—

Net Asset Value, End of Period	$39.42	$24.61	$19.39		$15.16		$13.05

Total Return	72.54%	40.03%	37.39%		17.11%		48.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16,936	$2,150	$1,061		$1,896		$1,633
Ratio of Expenses to Average Net Assets	1.57%	1.72%	1.73%		1.72%		1.73%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.73	%(b)	1.73	%(b)
Ratio of Net Investment Income to Average Net Assets	1.14%	0.90%	1.61%		0.78%		0.96%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)	146.9%		144.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.

(d)	Total return is calculated without the contingent deferred sales charge.

(e)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.60	$11.68	$10.31	$8.58	$6.83
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09	0.06	0.08	0.08	0.05
Net Realized and Unrealized Gain (Loss) on Investments	3.55	2.90	2.26	1.70	1.70

Total From Investment Operations	3.64	2.96	2.34	1.78	1.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.05)	(0.10)	(0.05)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.30)	(1.04)	(0.97)	(0.05)	—

Net Asset Value, End of Period	$15.94	$13.60	$11.68	$10.31	$8.58

Total Return	29.04%	27.01%	24.03%	20.81%	25.62%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$40,890	$27,967	$10,090	$5,301	$2,591
Ratio of Expenses to Average Net Assets	1.54%	1.56%	1.57%	1.57%	1.57%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	1.57	%(b)
Ratio of Net Investment Income to Average Net Assets	0.67%	0.48%	0.70%	0.86%	0.65%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$12.94	$11.16	$9.91	$8.25	$6.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.03	0.06	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	3.35	2.77	2.15	1.64	1.62

Total From Investment Operations	3.42	2.80	2.21	1.70	1.67
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.03)	(0.09)	(0.04)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.28)	(1.02)	(0.96)	(0.04)	—

Net Asset Value, End of Period	$15.08	$12.94	$11.16	$9.91	$8.25

Total Return	28.76%	26.82%	23.76%	20.61%	25.38%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,310	$13,931	$9,357	$4,859	$568
Ratio of Expenses to Average Net Assets	1.72%	1.74%	1.75%	1.75%	1.75%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	1.75	%(b)
Ratio of Net Investment Income to Average Net Assets	0.49%	0.26%	0.57%	0.60%	0.73%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

	2007	2006	2005
INTERNATIONAL GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.18	$11.35	$10.11
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	3.42	2.82	2.22

Total From Investment Operations	3.47	2.83	2.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.01)	(0.09)
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)

Total Dividends and Distributions	(1.26)	(1.00)	(0.96)

Net Asset Value, End of Period	$15.39	$13.18	$11.35

Total Return	28.58%	26.63%	23.16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,543	$2,481	$177
Ratio of Expenses to Average Net Assets	1.85%	1.87%	1.88%
Ratio of Net Investment Income to Average Net Assets	0.37%	0.11%	(0.17)%
Portfolio Turnover Rate	129.4%	134.7%	139.5%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$13.00	$11.20	$9.95	$8.28	$6.62
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08	0.03	0.05	0.04	0.01
Net Realized and Unrealized Gain (Loss) on Investments	3.37	2.78	2.16	1.64	1.65

Total From Investment Operations	3.45	2.81	2.21	1.68	1.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.02)	(0.09)	(0.01)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.28)	(1.01)	(0.96)	(0.01)	—

Net Asset Value, End of Period	$15.17	$13.00	$11.20	$9.95	$8.28

Total Return(c)	28.89%	26.78%	23.63%	20.30%	25.08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$87,193	$64,748	$44,266	$20,013	$8,079
Ratio of Expenses to Average Net Assets	1.63%	1.72%	1.88%	2.00%	2.10%
Ratio of Gross Expenses to Average Net Assets(d).	—%	1.72%	1.88%	2.00%	2 .65	%(b)
Ratio of Net Investment Income to Average Net Assets	0.59%	0.27%	0.47%	0.43%	0.18%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.30	$11.44	$10.07	$8.38	$6.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.12	0.14	0.13	0.10
Net Realized and Unrealized Gain (Loss) on Investments.	3.45	2.84	2.20	1.66	1.65

Total From Investment Operations	3.62	2.96	2.34	1.79	1.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.11)	(0.10)	(0.10)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.38)	(1.10)	(0.97)	(0.10)	—

Net Asset Value, End of Period	$15.54	$13.30	$11.44	$10.07	$8.38

Total Return	29.74%	27.80%	24.71%	21.54%	26.40%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,268,322	$1,129,504	$644,994	$354,090	$208,785
Ratio of Expenses to Average Net Assets	0.97%	0.99%	1.00%	1.00%	1.00%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	1.00	%(b)
Ratio of Net Investment Income to Average Net Assets	1.25%	0.99%	1.33%	1.42%	1.37%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.18	$11.35	$10.02	$8.34	$6.61
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.09	0.11	0.10	0.08
Net Realized and Unrealized Gain (Loss) on Investments	3.42	2.81	2.19	1.66	1.65

Total From Investment Operations	3.55	2.90	2.30	1.76	1.73
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.08)	(0.10)	(0.08)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.34)	(1.07)	(0.97)	(0.08)	—

Net Asset Value, End of Period	$15.39	$13.18	$11.35	$10.02	$8.34

Total Return	29.42%	27.41%	24.38%	21.21%	26.17%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,010	$17,420	$7,441	$1,848	$685
Ratio of Expenses to Average Net Assets	1.23%	1.25%	1.26%	1.26%	1.26%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	1.26	%(b)
Ratio of Net Investment Income to Average Net Assets	0.99%	0.74%	1.00%	1.12%	1.09%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Select shares
Net Asset Value, Beginning of Period	$13.14	$11.32	$10.00	$8.31	$6.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	0.07	0.12	0.09	0.08
Net Realized and Unrealized Gain (Loss) on Investments	3.40	2.81	2.17	1.67	1.63

Total From Investment Operations	3.52	2.88	2.29	1.76	1.71
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.07)	(0.10)	(0.07)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.33)	(1.06)	(0.97)	(0.07)	—

Net Asset Value, End of Period	$15.33	$13.14	$11.32	$10.00	$8.31

Total Return	29.20%	27.26%	24.31%	21.26%	25.91%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,726	$16,100	$9,188	$228	$106
Ratio of Expenses to Average Net Assets	1.35%	1.37%	1.38%	1.38%	1.38%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	1.38	%(b)
Ratio of Net Investment Income to Average Net Assets	0.87%	0.59%	1.09%	0.92%	1.12%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$8.07		$7.35	$6.34		$6.12		$5.16
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—		0.01	(0.01)		(0.01)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.38		0.71	1.05		0.23		0.97

Total From Investment Operations	2.38		0.72	1.04		0.22		0.96
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)		—	(0.03)		—		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.11)		—	(0.03)		—		—

Net Asset Value, End of Period	$10.34		$8.07	$7.35		$6.34		$6.12

Total Return	29.79%		9.80%	16.48%		3.59%		18.60	%(b)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$59,749		$35,647	$7,878		$513		$753
Ratio of Expenses to Average Net Assets	1.16%		1.11%	1.12%		1.12%		1.12%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.12	%(c)	1.12	%(c)
Ratio of Net Investment Income to Average Net Assets	(0.05)%		0.10%	(0.16)%		(0.21)%		(0.20)%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)	59.8%		59.2	%(f)

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$7.72		$7.04	$6.09		$5.89		$5.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.02)		(0.01)	(0.03)		(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.28		0.69	1.01		0.22		0.76

Total From Investment Operations	2.26		0.68	0.98		0.20		0.74
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.03)		—		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.10)		—	(0.03)		—		—

Net Asset Value, End of Period	$9.88		$7.72	$7.04		$6.09		$5.89

Total Return	29.59%		9.66%	16.15%		3.40%		14.37%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,502		$16,878	$2,212		$72		$79
Ratio of Expenses to Average Net Assets	1.34%		1.29%	1.30%		1.30%		1.30%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.30	%(c)	1.30	%(c)
Ratio of Net Investment Income to Average Net Assets	(0.21)%		(0.09)%	(0.40)%		(0.39)%		(0.40)%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)	59.8%		59.2	%(f)

	2007		2006	2005
LARGECAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$7.71		$7.04	$6.09
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)		(0.02)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.27		0.69	1.02

Total From Investment Operations	2.24		0.67	0.98
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.03)
Distributions from Realized Gains	(0.10)		—	—

Total Dividends and Distributions	(0.10)		—	(0.03)

Net Asset Value, End of Period	$9.85		$7.71	$7.04

Total Return	29.37%		9.52%	16.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,562		$5,792	$738
Ratio of Expenses to Average Net Assets	1.47%		1.42%	1.43%
Ratio of Net Investment Income to Average Net Assets	(0.36)%		(0.23)%	(0.59)%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$7.46		$6.81	$5.89		$5.72		$5.01
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)		(0.01)	(0.01)		(0.04)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.18		0.66	0.96		0.21		0.75

Total From Investment Operations	2.17		0.65	0.95		0.17		0.71
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.03)		—		—
Distributions from Realized Gains	(0.10)		—			—		—

Total Dividends and Distributions	(0.10)		—	(0.03)		—		—

Net Asset Value, End of Period	$9.53		$7.46	$6.81		$5.89		$5.72

Total Return(g)	29.41%		9.54%	16.17%		2.97%		14.17%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$52,055		$34,561	$20,860		$15,898		$12,629
Ratio of Expenses to Average Net Assets	1.31%		1.36%	1.48%		1.53%		1.64%
Ratio of Gross Expenses to Average Net Assets(h).	—%		—%	—%		1.53	%(c)	1.92	%(c)
Ratio of Net Investment Income to Average Net Assets	(0.18)%		(0.16)%	(0.21)%		(0.63)%		(0.72)%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)	59.8%		59.2	%(f)

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period	$7.83		$7.09	$6.09		$5.86		$5.09
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04		0.05	0.04		0.02		0.02
Net Realized and Unrealized Gain (Loss) on Investments.	2.31		0.70	1.00		0.22		0.75

Total From Investment Operations	2.35		0.75	1.04		0.24		0.77
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)		(0.01)	(0.04)		(0.01)		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.16)		(0.01)	(0.04)		(0.01)		—

Net Asset Value, End of Period	$10.02		$7.83	$7.09		$6.09		$5.86

Total Return	30.46%		10.57%	17.05%		4.05%		15.22%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,509,320		$487,805	$278,730		$121,840		$60,790
Ratio of Expenses to Average Net Assets	0.60%		0.54%	0.55%		0.55%		0.55%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0.55	%(c)	0.55	%(c)
Ratio of Net Investment Income to Average Net Assets	0.42%		0.65%	0.63%		0.34%		0.38%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)	59.8%		59.2	%(f)

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period	$7.91		$7.17	$6.18		$5.95		$5.19
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02		0.03	0.03		0.01		0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.32		0.71	0.99		0.22		0.75

Total From Investment Operations	2.34		0.74	1.02		0.23		0.76
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)		—	(0.03)		—		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.13)		—	(0.03)		—		—

Net Asset Value, End of Period	$10.12		$7.91	$7.17		$6.18		$5.95

Total Return	30.07%		10.32%	16.61%		3.87%		14.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$96,875		$47,115	$3,503		$2,299		$1,638
Ratio of Expenses to Average Net Assets	0.86%		0.80%	0.81%		0.81%		0.81%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0.81	%(c)	0.81	%(c)
Ratio of Net Investment Income to Average Net Assets	0.24%		0.41%	0.50%		0.09%		0.10%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)	59.8%		59.2	%(f)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period	$8.01		$7.28	$6.27		$6.05		$5.18
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01		0.02	—		—		—
Net Realized and Unrealized Gain (Loss) on Investments	2.35		0.71	1.04		0.22		0.87

Total From Investment Operations	2.36		0.73	1.04		0.22		0.87
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)		—	(0.03)		—		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.12)		—	(0.03)		—		—

Net Asset Value, End of Period	$10.25		$8.01	$7.28		$6.27		$6.05

Total Return	29.90%		10.03%	16.68%		3.64%		16.80	%(i)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,974		$14,809	$3,811		$53		$32
Ratio of Expenses to Average Net Assets	0.97%		0.92%	0.93%		0.93%		0.93%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0.93	%(c)	0 .93	%(c)
Ratio of Net Investment Income to Average Net Assets	0.15%		0.30%	0.02%		(0.04)%		(0.03)%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)	59.8%		59.2	%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	During 2003, the Fund processed a significant (relative to the Class) “As Of” transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund’s shareholder processing policies, this benefit inures to all the shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

(c)	Expense ratio without commission rebates.

(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth Fund.

(e)	Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

(f)	Portfolio turnover rate excludes approximately $2,976,000 of securities from the acquisition of Technology Fund and $875,000 from portfolio realignment.

(g)	Total return is calculated without the contingent deferred sales charge.

(h)	Excludes expense reimbursement from Manager.

(i)	During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.86	$8.66	$8.70		$8.06	$6.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.11	0.12		0.08	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.21	1.22	0.56		0.61	1.23

Total From Investment Operations	1.34	1.33	0.68		0.69	1.31
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.09)	(0.13)		(0.05)	(0.04)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.14)	(0.13)	(0.72)		(0.05)	(0.04)

Net Asset Value, End of Period	$11.06	$9.86	$8.66		$8.70	$8.06

Total Return	13.80%	15.45%	7.91%		8.58%	19.43%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$181,330	$129,817	$103,889		$91,855	$31,362
Ratio of Expenses to Average Net Assets	0.72%	0.72%	0.72%		0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets	1.27%	1.25%	1.36%		0.95%	1.04%
Portfolio Turnover Rate	5.6%	3.7%	11 .5	%(b)	67.3%	1.1%

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$9.84	$8.63	$8.69		$8.06	$6.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.10	0.10		0.07	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.20	1.22	0.56		0.59	1.26

Total From Investment Operations	1.31	1.32	0.66		0.66	1.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.07)	(0.13)		(0.03)	(0.03)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.12)	(0.11)	(0.72)		(0.03)	(0.03)

Net Asset Value, End of Period	$11.03	$9.84	$8.63		$8.69	$8.06

Total Return	13.52%	15.41%	7.65%		8.26%	19.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$70,976	$70,430	$60,110		$50,014	$20,010
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%		0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets	1.10%	1.08%	1.17%		0.77%	0.85%
Portfolio Turnover Rate	5.6%	3.7%	11 .5	%(b)	67.3%	1.1%

	2007	2006	2005
LARGECAP S&P 500 INDEX FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.80	$8.61	$8.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.10	0.08	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.20	1.21	0.58

Total From Investment Operations	1.30	1.29	0.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.06)	(0.12)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)

Total Dividends and Distributions	(0.11)	(0.10)	(0.71)

Net Asset Value, End of Period	$10.99	$9.80	$8.61

Total Return	13.43%	15.07%	7.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$13,456	$7,086	$1,312
Ratio of Expenses to Average Net Assets	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	0.94%	0.88%	0.66%
Portfolio Turnover Rate	5.6%	3.7%	11 .5	%(b)
See accompanying notes.

Financial Highlights(Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period	$9.76	$8.56	$8.62		$7.99	$6.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.11	0.10		0.07	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.19	1.21	0.56		0.58	1.24

Total From Investment Operations	1.32	1.32	0.66		0.65	1.29
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.08)	(0.13)		(0.02)	(0.02)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.13)	(0.12)	(0.72)		(0.02)	(0.02)

Net Asset Value, End of Period	$10.95	$9.76	$8.56		$8.62	$7.99

Total Return(c)	13.73%	15.48%	7.72%		8.19%	19.19%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$423,409	$371,614	$309,862		$247,010	$154,666
Ratio of Expenses to Average Net Assets	0.75%	0.82%	0.86%		0.90%	1.11%
Ratio of Gross Expenses to Average Net Assets( d)	—%	—%	—%		0.90%	1.13%
Ratio of Net Investment Income to Average Net Assets	1.24%	1.16%	1.20%		0.78%	0.66%
Portfolio Turnover Rate	5.6%	3.7%	11 .5	%(b)	67.3%	1.1%

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Institutional shares
Net Asset Value, Beginning of Period	$9.88	$8.67	$8.67		$8.04	$6.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.19	0.16	0.13		0.13	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.21	1.23	0.59		0.60	1.24

Total From Investment Operations	1.40	1.39	0.72		0.73	1.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.14)	(0.13)		(0.10)	(0.08)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.20)	(0.18)	(0.72)		(0.10)	(0.08)

Net Asset Value, End of Period	$11.08	$9.88	$8.67		$8.67	$8.04

Total Return	14.42%	16.22%	8.48%		9.10%	20.35%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$87,900	$30,128	$4,270		$10	$114,300
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%		0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.79%	1.74%	1.65%		1.55%	1.54%
Portfolio Turnover Rate	5.6%	3.7%	11 .5	%(b)	67.3%	1.1%

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.96	$8.74	$8.75		$8.12	$6.83
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.14	0.14		0.11	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.21	1.24	0.57		0.60	1.25

Total From Investment Operations	1.38	1.38	0.71		0.71	1.35
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)	(0.12)	(0.13)		(0.08)	(0.06)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.17)	(0.16)	(0.72)		(0.08)	(0.06)

Net Asset Value, End of Period	$11.17	$9.96	$8.74		$8.75	$8.12

Total Return	14.11%	15.89%	8.25%		8.72%	19.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$250,112	$213,092	$156,818		$122,210	$83,580
Ratio of Expenses to Average Net Assets	0.41%	0.41%	0.41%		0.41%	0.41%
Ratio of Net Investment Income to Average Net Assets	1.59%	1.56%	1.66%		1.26%	1.37%
Portfolio Turnover Rate	5.6%	3.7%	11 .5	%(b)	67.3%	1.1%
See accompanying notes.

Financial Highlights(Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Select shares
Net Asset Value, Beginning of Period	$9.91	$8.69	$8.72		$8.08	$6.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15	0.13	0.13		0.10	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.21	1.23	0.56		0.61	1.24

Total From Investment Operations	1.36	1.36	0.69		0.71	1.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.10)	(0.13)		(0.07)	(0.06)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.16)	(0.14)	(0.72)		(0.07)	(0.06)

Net Asset Value, End of Period	$11.11	$9.91	$8.69		$8.72	$8.08

Total Return	13.94%	15.85%	8.03%		8.77%	19.78%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$63,469	$40,489	$16,902		$10,000	$3,245
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%		0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	1.45%	1.41%	1.49%		1.13%	1.27%
Portfolio Turnover Rate	5.6%	3.7%	11 .5	%(b)	67.3%	1.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.02	$11.26	$10.65		$9.77		$8.23
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.16	0.17		0.09		0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.97	0.95		0.86		1.50

Total From Investment Operations	1.17	2.13	1.12		0.95		1.58
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.08)	(0.13)		(0.07)		(0.04)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.75)	(0.37)	(0.51)		(0.07)		(0.04)

Net Asset Value, End of Period	$13.44	$13.02	$11.26		$10.65		$9.77

Total Return	9.39%	19.39%	10.73%		9.71%		19.26%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,258	$2,910	$652		$911		$248
Ratio of Expenses to Average Net Assets	1.01%	1.02%	1.02%		1.02%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1 .02	%(b)	1 .02	%(b)
Ratio of Net Investment Income to Average Net Assets	1.32%	1.29%	1.48%		0.87%		1.03%
Portfolio Turnover Rate	100.3%	92.8%	181 .1	%(c)	228.4%		179.1%

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.03	$11.28	$10.67		$9.81		$8.22
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.16	0.14	0.11		0.09		0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.96	1.01		0.82		1.54

Total From Investment Operations	1.15	2.10	1.12		0.91		1.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.06)	(0.13)		(0.05)		(0.02)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.73)	(0.35)	(0.51)		(0.05)		(0.02)

Net Asset Value, End of Period	$13.45	$13.03	$11.28		$10.67		$9.81

Total Return	9.18%	19.05%	10.69%		9.26%		19.68%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,608	$4,962	$3,993		$1,388		$2,220
Ratio of Expenses to Average Net Assets	1.19%	1.20%	1.20%		1.19%		1.20%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1 .20	%(b)	1 .20	%(b)
Ratio of Net Investment Income to Average Net Assets	1.18%	1.19%	0.97%		0.82%		0.84%
Portfolio Turnover Rate	100.3%	92.8%	181 .1	%(c)	228.4%		179.1%

	2007	2006	2005
LARGECAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.02	$11.27	$10.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.12	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.97	1.05

Total From Investment Operations	1.13	2.09	1.09
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.05)	(0.13)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)

Total Dividends and Distributions	(0.71)	(0.34)	(0.51)

Net Asset Value, End of Period	$13.44	$13.02	$11.27

Total Return	9.04%	18.91%	10.38%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,010	$692	$217
Ratio of Expenses to Average Net Assets	1.32%	1.33%	1.33%
Ratio of Net Investment Income to Average Net Assets	1.00%	0.99%	0.37%
Portfolio Turnover Rate	100.3%	92.8%	181 .1	%(c)
See accompanying notes.

Financial Highlights(Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$12.94	$11.19	$10.61		$9.74		$8.22
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.16	0.14	0.10		0.06		0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.95	0.98		0.82		1.50

Total From Investment Operations	1.15	2.09	1.08		0.88		1.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.05)	(0.12)		(0.01)		(0.01)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.72)	(0.34)	(0.50)		(0.01)		(0.01)

Net Asset Value, End of Period	$13.37	$12.94	$11.19		$10.61		$9.74

Total Return(d)	9.32%	19.11%	10.45%		9.07%		18.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$60,957	$50,418	$28,185		$18,334		$10,876
Ratio of Expenses to Average Net Assets	1.11%	1.21%	1.31%		1.35%		1.62%
Ratio of Gross Expenses to Average Net Assets( e)	—%	—%	—%		1 .36	%(b)	1 .91	%(b)
Ratio of Net Investment Income to Average Net Assets	1.22%	1.14%	0.93%		0.62%		0.38%
Portfolio Turnover Rate	100.3%	92.8%	181 .1	%(c)	228.4%		179.1%

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.13	$11.36	$10.67		$9.82		$8.27
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.25	0.23	0.20		0.16		0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.01	1.98	1.00		0.81		1.50

Total From Investment Operations	1.26	2.21	1.20		0.97		1.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.23)	(0.15)	(0.13)		(0.12)		(0.09)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.83)	(0.44)	(0.51)		(0.12)		(0.09)

Net Asset Value, End of Period	$13.56	$13.13	$11.36		$10.67		$9.82

Total Return	10.04%	19.99%	11.54%		9.97%		19.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$467,050	$354,854	$197,923		$97,881		$59,663
Ratio of Expenses to Average Net Assets	0.44%	0.45%	0.45%		0.44%		0.45%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0 .45	%(b)	0 .45	%(b)
Ratio of Net Investment Income to Average Net Assets	1.88%	1.91%	1.77%		1.51%		1.59%
Portfolio Turnover Rate	100.3%	92.8%	181 .1	%(c)	228.4%		179.1%

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.12	$11.35	$10.69		$9.83		$8.26
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21	0.20	0.17		0.13		0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.01	1.98	1.00		0.83		1.52

Total From Investment Operations	1.22	2.18	1.17		0.96		1.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.12)	(0.13)		(0.10)		(0.07)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.79)	(0.41)	(0.51)		(0.10)		(0.07)

Net Asset Value, End of Period	$13.55	$13.12	$11.35		$10.69		$9.83

Total Return	9.75%	19.69%	11.20%		9.78%		19.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,482	$9,450	$5,810		$3,716		$3,282
Ratio of Expenses to Average Net Assets	0.70%	0.71%	0.71%		0.70%		0.71%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0 .71	%(b)	0 .71	%(b)
Ratio of Net Investment Income to Average Net Assets	1.62%	1.65%	1.53%		1.27%		1.35%
Portfolio Turnover Rate	100.3%	92.8%	181 .1	%(c)	228.4%		179.1%
See accompanying notes.

Financial Highlights(Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$13.04	$11.28	$10.64		$9.79		$8.25
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.18	0.13		0.12		0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.97	1.02		0.81		1.50

Total From Investment Operations	1.20	2.15	1.15		0.93		1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.10)	(0.13)		(0.08)		(0.06)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.78)	(0.39)	(0.51)		(0.08)		(0.06)

Net Asset Value, End of Period	$13.46	$13.04	$11.28		$10.64		$9.79

Total Return	9.60%	19.57%	11.05%		9.58%		19.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,928	$1,278	$739		$15		$10
Ratio of Expenses to Average Net Assets	0.82%	0.83%	0.83%		0.83%		0.82%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0 .83	%(b)	0 .83	%(b)
Ratio of Net Investment Income to Average Net Assets	1.49%	1.51%	1.15%		1.14%		1.24%
Portfolio Turnover Rate	100.3%	92.8%	181 .1	%(c)	228.4%		179.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

(d)	Total return is calculated without the contingent deferred sales charge.

(e)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.83	$13.72	$12.90		$11.32		$9.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	0.01	0.08		—		—
Net Realized and Unrealized Gain (Loss) on Investments	2.53	1.81	1.64		1.68		2.32

Total From Investment Operations	2.50	1.82	1.72		1.68		2.32
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)		(0.05)		(0.02)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—
Tax Return of Capital Distribution	—	—	—		—		(0.02)

Total Dividends and Distributions	(1.42)	(0.71)	(0.90)		(0.10)		(0.04)

Net Asset Value, End of Period	$15.91	$14.83	$13.72		$12.90		$11.32

Total Return	18.12%	13.72%	13.79%		14.83%		25.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,101	$6,374	$3,207		$3,084		$3,744
Ratio of Expenses to Average Net Assets	1.21%	1.21%	1.22%		1.22%		1.22%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1 .22	%(b)	1 .22	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.17)%	0.07%	0.57%		0.28%		0.22%
Portfolio Turnover Rate	30.6%	43.4%	133 .8	%(c)	60 .8	%(d)	35 .3	%(e)

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$14.71	$13.64	$12.85		$11.30		$9.02
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)	(0.01)	0.04		—		—
Net Realized and Unrealized Gain (Loss) on Investments	2.50	1.79	1.65		1.63		2.30

Total From Investment Operations	2.45	1.78	1.69		1.63		2.30
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)		(0.03)		(0.01)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—
Tax Return of Capital Distribution	—	—	—		—		(0.01)

Total Dividends and Distributions	(1.42)	(0.71)	(0.90)		(0.08)		(0.02)

Net Asset Value, End of Period	$15.74	$14.71	$13.64		$12.85		$11.30

Total Return	17.90%	13.49%	13.59%		14.39%		25.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,312	$2,631	$3,212		$934		$2,221
Ratio of Expenses to Average Net Assets	1.39%	1.39%	1.40%		1.40%		1.40%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1 .40	%(b)	1 .40	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.34)%	(0.10)%	0.34%		0.28%		0.03%
Portfolio Turnover Rate	30.6%	43.4%	133 .8	%(c)	60 .8	%(d)	35 .3	%(e)

	2007	2006	2005
MIDCAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.73	$13.68	$12.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)	(0.04)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.49	1.80	1.67

Total From Investment Operations	2.42	1.76	1.69
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)

Total Dividends and Distributions	(1.42)	(0.71)	(0.89)

Net Asset Value, End of Period	$15.73	$14.73	$13.68

Total Return	17.66%	13.30%	13.61%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,323	$467	$278
Ratio of Expenses to Average Net Assets	1.52%	1.52%	1.53%
Ratio of Net Investment Income to Average Net Assets	(0.49)%	(0.26)%	0.17%
Portfolio Turnover Rate	30.6%	43.4%	133 .8	%(c)
See accompanying notes.

Financial Highlights(Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period	$14.58	$13.52	$12.75		$11.20		$8.95
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.01)	0.05		—		—
Net Realized and Unrealized Gain (Loss) on Investments	2.47	1.78	1.61		1.61		2.25

Total From Investment Operations	2.44	1.77	1.66		1.61		2.25
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)		(0.01)		—
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—

Total Dividends and Distributions	(1.42)	(0.71)	(0.89)		(0.06)		—

Net Asset Value, End of Period	$15.60	$14.58	$13.52		$12.75		$11.20

Total Return(f)	18.00%	13.54%	13.53%		14.32%		25.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$212,869	$157,731	$117,300		$75,490		$41,132
Ratio of Expenses to Average Net Assets	1.28%	1.35%	1.43%		1.49%		1.68%
Ratio of Gross Expenses to Average Net Assets( g)	—%	—%	—%		1 .49	%(b)	1 .78	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.23)%	(0.07)%	0.35%		0.27%		(0.27)%
Portfolio Turnover Rate	30.6%	43.4%	133 .8	%(c)	60 .8	%(d)	35 .3	%(e)

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period	$14.92	$13.79	$12.90		$11.28		$9.01
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.09	0.15		0.02		0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.53	1.83	1.64		1.76		2.35

Total From Investment Operations	2.57	1.92	1.79		1.78		2.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.08)	(0.03)		(0.11)		(0.04)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—
Tax Return of Capital Distribution	—	—	—		—		(0.05)

Total Dividends and Distributions	(1.50)	(0.79)	(0.90)		(0.16)		(0.09)

Net Asset Value, End of Period	$15.99	$14.92	$13.79		$12.90		$11.28

Total Return	18.64%	14.43%	14.42%		15.89%		26.42%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,378	$13	$12		$11		$697
Ratio of Expenses to Average Net Assets	0.64%	0.64%	0.65%		0.64%		0.65%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0 .65	%(b)	0 .65	%(b)
Ratio of Net Investment Income to Average Net Assets	0.23%	0.65%	1.15%		1.71%		0.69%
Portfolio Turnover Rate	30.6%	43.4%	133 .8	%(c)	60 .8	%(d)	35 .3	%(e)

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period	$14.90	$13.78	$12.92		$11.36		$9.07
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02	0.06	0.11		0.01		—
Net Realized and Unrealized Gain (Loss) on Investments	2.52	1.81	1.65		1.68		2.36

Total From Investment Operations	2.54	1.87	1.76		1.69		2.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.03)		(0.08)		(0.03)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—
Tax Return of Capital Distribution	—	—	—		—		(0.04)

Total Dividends and Distributions	(1.46)	(0.75)	(0.90)		(0.13)		(0.07)

Net Asset Value, End of Period	$15.98	$14.90	$13.78		$12.92		$11.36

Total Return	18.39%	14.06%	14.13%		14.95%		26.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,379	$20,033	$23,927		$5,514		$5,764
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.91%		0.91%		0.91%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0 .91	%(b)	0 .91	%(b)
Ratio of Net Investment Income to Average Net Assets	0.15%	0.42%	0.84%		0.85%		0.50%
Portfolio Turnover Rate	30.6%	43.4%	133 .8	%(c)	60 .8	%(d)	35 .3	%(e)
See accompanying notes.

Financial Highlights(Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period	$15.02	$13.90	$13.04		$11.34		$9.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—	0.03	0.10		0.01		—
Net Realized and Unrealized Gain (Loss) on Investments	2.56	1.82	1.66		1.81		2.34

Total From Investment Operations	2.56	1.85	1.76		1.82		2.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.02)	(0.03)		(0.07)		(0.02)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—
Tax Return of Capital Distribution	—	—	—		—		(0.03)

Total Dividends and Distributions	(1.45)	(0.73)	(0.90)		(0.12)		(0.05)

Net Asset Value, End of Period	$16.13	$15.02	$13.90		$13.04		$11.34

Total Return	18.29%	13.80%	13.98%		16 .07	%( h)	26.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,618	$5,352	$2,992		$1,176		$2,096
Ratio of Expenses to Average Net Assets	1.02%	1.02%	1.03%		1.03%		1.03%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1 .03	%(b)	1 .03	%(b)
Ratio of Net Investment Income to Average Net Assets	0.03%	0.23%	0.78%		1.13%		0.41%
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(c)	60 .8	%(d)	35 .3	%(e)

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

(d)	Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.

(e)	Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.

(f)	Total return is calculated without the contingent deferred sales charge.

(g)	Excludes expense reimbursement from Manager.

(h)	During fiscal year 2004, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$6.79	$6.38	$5.52	$5.38		$4.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)	(0.05)	(0.05)	(0.04)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.22	0.46	0.91	0.18		1.27

Total From Investment Operations	2.17	0.41	0.86	0.14		1.23

Net Asset Value, End of Period	$8.96	$6.79	$6.38	$5.52		$5.38

Total Return	31.96%	6.43%	15.58%	2.60%		29.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,582	$1,821	$555	$46		$21
Ratio of Expenses to Average Net Assets	1.22%	1.22%	1.22%	1.22%		1.16%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1 .22	%(b)	1 .22	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.61)%	(0.72)%	(0.87)%	(0.74)%		(0.71)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$6.71	$6.32	$5.48	$5.35		$4.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.06)	(0.06)	(0.06)	(0.05)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.19	0.45	0.90	0.18		1.26

Total From Investment Operations	2.13	0.39	0.84	0.13		1.21

Net Asset Value, End of Period	$8.84	$6.71	$6.32	$5.48		$5.35

Total Return	31.74%	6.17%	15.33%	2.43%		29.23%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$731	$1,992	$843	$689		$592
Ratio of Expenses to Average Net Assets	1.40%	1.40%	1.40%	1.40%		1.40%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1 .40	%(b)	1 .40	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.81)%	(0.90)%	(1.03)%	(0.88)%		(0.95)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

	2007	2006	2005
MIDCAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$6.56	$6.18	$5.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)	(0.07)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.15	0.45	0.88

Total From Investment Operations	2.08	0.38	0.81

Net Asset Value, End of Period	$8.64	$6.56	$6.18

Total Return	31.71%	6.15%	15.08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$272	$120	$11
Ratio of Expenses to Average Net Assets	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	(0.95)%	(1.05)%	(1.15)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$6.32	$5.95	$5.17	$5.06		$3.94
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.06)	(0.06)	(0.07)	(0.06)		(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	0.43	0.85	0.17		1.18

Total From Investment Operations	2.01	0.37	0.78	0.11		1.12

Net Asset Value, End of Period	$8.33	$6.32	$5.95	$5.17		$5.06

Total Return(c)	31.80%	6.22%	15.09%	2.17%		28.43%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,144	$20,359	$18,341	$14,824		$10,116
Ratio of Expenses to Average Net Assets	1.44%	1.48%	1.58%	1.65%		1.83%
Ratio of Gross Expenses to Average Net Assets( d)	—%	—%	—%	1 .65	%(b)	2 .23	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.85)%	(0.98)%	(1.21)%	(1.13)%		(1.38)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%
See accompanying notes.

Financial Highlights(Continued)
PRINCIPAL INVESTORS FUND, INC.

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period	$6.68	$6.24	$5.37	$5.21		$4.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—	(0.01)	(0.01)	(0.01)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.19	0.45	0.88	0.17		1.23

Total From Investment Operations	2.19	0.44	0.87	0.16		1.21

Net Asset Value, End of Period	$8.87	$6.68	$6.24	$5.37		$5.21

Total Return	32.78%	7.05%	16.20%	3.07%		30.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,799	$3,945	$11	$5,937		$5,861
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%		0.65%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	0 .65	%(b)	0 .65	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.05)%	(0.18)%	(0.18)%	(0.13)%		(0.39)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period	$6.91	$6.47	$5.59	$5.43		$4.18
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.03)	(0.03)	(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.27	0.47	0.91	0.18		1.27

Total From Investment Operations	2.24	0.44	0.88	0.16		1.25

Net Asset Value, End of Period	$9.15	$6.91	$6.47	$5.59		$5.43

Total Return	32.42%	6.80%	15.74%	2.95%		29.90%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,651	$1,410	$166	$80		$19
Ratio of Expenses to Average Net Assets	0.91%	0.91%	0.91%	0.91%		0.91%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	0 .91	%(b)	0 .91	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.34)%	(0.42)%	(0.54)%	(0.42)%		(0.44)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period	$6.85	$6.43	$5.56	$5.41		$4.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.04)	(0.04)	(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.25	0.46	0.91	0.18		1.27

Total From Investment Operations	2.22	0.42	0.87	0.15		1.24

Net Asset Value, End of Period	$9.07	$6.85	$6.43	$5.56		$5.41

Total Return	32.41%	6.53%	15.65%	2.77%		29.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$428	$347	$28	$24		$43
Ratio of Expenses to Average Net Assets	1.03%	1.03%	1.03%	1.02%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1 .03	%(b)	1 .03	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.44)%	(0.55)%	(0.69)%	(0.50)%		(0.54)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.71	$13.64	$12.04	$11.08	$8.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	0.10	0.09	0.05	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.19	1.59	1.89	1.06	2.49

Total From Investment Operations	2.31	1.69	1.98	1.11	2.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.07)	(0.05)	(0.03)	(0.02)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.57)	(0.62)	(0.38)	(0.15)	(0.02)

Net Asset Value, End of Period	$16.45	$14.71	$13.64	$12.04	$11.08

Total Return	16.17%	12.68%	16.65%	10.09%	29.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$44,430	$31,387	$16,978	$6,197	$2,145
Ratio of Expenses to Average Net Assets	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets	0.80%	0.72%	0.61%	0.41%	0.47%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

	2007	2006	2005	2004	2003
MIDCAP S&P400 INDEX FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$14.66	$13.59	$12.02	$11.07	$8.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.10	0.08	0.06	0.03	0.03
Net Realized and Unrealized Gain (Loss) on Investments	2.17	1.58	1.88	1.05	2.48

Total From Investment Operations	2.27	1.66	1.94	1.08	2.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.04)	(0.04)	(0.01)	(0.01)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.54)	(0.59)	(0.37)	(0.13)	(0.01)

Net Asset Value, End of Period	$16.39	$14.66	$13.59	$12.02	$11.07

Total Return	15.93%	12.53%	16.40%	9.82%	29.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,702	$24,315	$17,216	$9,549	$3,069
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets	0.65%	0.55%	0.42%	0.23%	0.28%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

	2007	2006	2005
MIDCAP S&P400 INDEX FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.47	$13.44	$11.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.06	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.16	1.54	1.89

Total From Investment Operations	2.23	1.60	1.91
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.02)	(0.04)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)

Total Dividends and Distributions	(0.52)	(0.57)	(0.37)

Net Asset Value, End of Period	$16.18	$14.47	$13.44

Total Return	15.86%	12.23%	16.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,940	$2,468	$326
Ratio of Expenses to Average Net Assets	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	0.43%	0.40%	0.15%
Portfolio Turnover Rate	36.1%	31.7%	52.1%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period	$14.32	$13.29	$11.77	$10.84	$8.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.08	0.04	0.01	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.53	1.85	1.04	2.43

Total From Investment Operations	2.24	1.61	1.89	1.05	2.42
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.03)	(0.04)	—	—
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.54)	(0.58)	(0.37)	(0.12)	—

Net Asset Value, End of Period	$16.02	$14.32	$13.29	$11.77	$10.84

Total Return( b)	16.13%	12.44%	16.31%	9.72%	28.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,497	$34,547	$27,806	$19,932	$13,620
Ratio of Expenses to Average Net Assets	0.83%	0.91%	0.99%	1.04%	1.28%
Ratio of Gross Expenses to Average Net Assets( c)	—%	—%	—%	1.04%	1.48%
Ratio of Net Investment Income to Average Net Assets	0.71%	0.54%	0.35%	0.11%	(0.10)%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Institutional shares
Net Asset Value, Beginning of Period	$14.59	$13.54	$11.90	$10.95	$8.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.17	0.14	0.12	0.09
Net Realized and Unrealized Gain (Loss) on Investments	2.18	1.57	1.88	1.05	2.45

Total From Investment Operations	2.38	1.74	2.02	1.17	2.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.14)	(0.05)	(0.10)	(0.07)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.66)	(0.69)	(0.38)	(0.22)	(0.07)

Net Asset Value, End of Period	$16.31	$14.59	$13.54	$11.90	$10.95

Total Return	16.87%	13.27%	17.25%	10.74%	30.23%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$32,135	$12,591	$1,305	$12	$11
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.29%	1.22%	1.05%	1.01%	1.03%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Preferred shares
Net Asset Value, Beginning of Period	$14.79	$13.72	$12.07	$11.11	$8.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.15	0.13	0.09	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.21	1.58	1.90	1.06	2.49

Total From Investment Operations	2.38	1.73	2.03	1.15	2.56
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.11)	(0.05)	(0.07)	(0.05)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.62)	(0.66)	(0.38)	(0.19)	(0.05)

Net Asset Value, End of Period	$16.55	$14.79	$13.72	$12.07	$11.11

Total Return	16.59%	12.96%	17.06%	10.39%	29.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$68,439	$49,931	$31,845	$21,076	$15,280
Ratio of Expenses to Average Net Assets	0.41%	0.41%	0.41%	0.41%	0.41%
Ratio of Net Investment Income to Average Net Assets	1.11%	1.04%	0.93%	0.74%	0.77%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Select shares
Net Asset Value, Beginning of Period	$14.74	$13.67	$12.05	$11.09	$8.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15	0.13	0.11	0.07	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.20	1.58	1.89	1.06	2.48

Total From Investment Operations	2.35	1.71	2.00	1.13	2.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.09)	(0.05)	(0.05)	(0.04)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.60)	(0.64)	(0.38)	(0.17)	(0.04)

Net Asset Value, End of Period	$16.49	$14.74	$13.67	$12.05	$11.09

Total Return	16.44%	12.87%	16.82%	10.29%	29.70%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16,038	$10,981	$5,575	$2,565	$1,607
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	0.98%	0.90%	0.81%	0.61%	0.67%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MIDCAP STOCK FUND
Institutional shares
Net Asset Value, Beginning of Period	$21.14	$19.47	$17.26	$15.50	$12.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23	0.17	0.30	0.08	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.63	3.04	2.59	1.78	2.97

Total From Investment Operations	0.86	3.21	2.89	1.86	3.03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.16)	(0.31)	(0.08)	(0.06)	(0.04)
Distributions from Realized Gains	(0.97)	(1.23)	(0.60)	(0.04)	—

Total Dividends and Distributions	(1.13)	(1.54)	(0.68)	(0.10)	(0.04)

Net Asset Value, End of Period	$20.87	$21.14	$19.47	$17.26	$15.50

Total Return	4.01%	17.41%	17.11%	12.02%	24.27%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$560,661	$725,604	$766,698	$616,052	$369,772
Ratio of Expenses to Average Net Assets	0.76%	0.78%	0.80%	0.80%	0.81%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.78%	0.80%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets	1.04%	0.84%	1.64%	0.45%	0.42%
Portfolio Turnover Rate	25.8%	22.0%	28.0%	23.0%	28.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
MIDCAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.31	$14.39	$12.92	$11.77		$9.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08	0.11	0.07	0.05		0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.22	1.96	2.25	1.16		2.03

Total From Investment Operations	1.30	2.07	2.32	1.21		2.09
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.07)	(0.03)	(0.06)		(0.05)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)	—		—

Total Dividends and Distributions	(0.92)	(2.15)	(0.85)	(0.06)		(0.05)

Net Asset Value, End of Period	$14.69	$14.31	$14.39	$12.92		$11.77

Total Return	9.37%	16.08%	18.65%	10.35%		21.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,365	$786	$315	$1,587		$1,024
Ratio of Expenses to Average Net Assets	1.22%	1.22%	1.22%	1.16%		1.20%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.23	%(b)	1.22	%(b)
Ratio of Net Investment Income to Average Net Assets	0.53%	0.80%	0.51%	0.43%		0.58%
Portfolio Turnover Rate	99.9%	102.8%	167.8%	225.4%		186.5%

	2007	2006	2005	2004		2003
MIDCAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$14.34	$14.40	$12.96	$11.80		$9.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.08	0.05	0.03		0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.22	1.99	2.23	1.17		2.07

Total From Investment Operations	1.27	2.07	2.28	1.20		2.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.05)	(0.02)	(0.04)		(0.04)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)	—		—

Total Dividends and Distributions	(0.89)	(2.13)	(0.84)	(0.04)		(0.04)

Net Asset Value, End of Period	$14.72	$14.34	$14.40	$12.96		$11.80

Total Return	9.12%	15.99%	18.32%	10.20%		21.86%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,602	$1,112	$438	$155		$89
Ratio of Expenses to Average Net Assets	1.40%	1.40%	1.40%	1.34%		1.36%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.41	%(b)	1.40	%(b)
Ratio of Net Investment Income to Average Net Assets	0.36%	0.59%	0.33%	0.24%		0.45%
Portfolio Turnover Rate	99.9%	102.8%	167.8%	225.4%		186.5%

	2007	2006	2005
MIDCAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.28	$14.34	$12.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.03	0.07	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.22	1.98	2.18

Total From Investment Operations	1.25	2.05	2.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.03)	(0.02)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)

Total Dividends and Distributions	(0.87)	(2.11)	(0.84)

Net Asset Value, End of Period	$14.66	$14.28	$14.34

Total Return	9.03%	15.93%	17.84%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$277	$93	$49
Ratio of Expenses to Average Net Assets	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	0.22%	0.50%	0.26%
Portfolio Turnover Rate	99.9%	102.8%	167.8%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004		2003
MIDCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$14.19	$14.26	$12.85	$11.68		$9.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.10	0.05	0.02		0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.20	1.96	2.20	1.16		2.01

Total From Investment Operations	1.27	2.06	2.25	1.18		2.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.05)	(0.02)	(0.01)		(0.02)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)	—		—

Total Dividends and Distributions	(0.90)	(2.13)	(0.84)	(0.01)		(0.02)

Net Asset Value, End of Period	$14.56	$14.19	$14.26	$12.85		$11.68

Total Return( c)	9.24%	16.12%	18.24%	10.15%		20.88%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$137,723	$129,753	$111,378	$77,354		$47,750
Ratio of Expenses to Average Net Assets	1.29%	1.34%	1.41%	1.47%		1.70%
Ratio of Gross Expenses to Average Net Assets(d)	—%	—%	—%	1.48	%(b)	1.77	%(b)
Ratio of Net Investment Income to Average Net Assets	0.48%	0.71%	0.34%	0.12%		0.06%
Portfolio Turnover Rate	99.9%	102.8%	167.8%	225.4%		186.5%

	2007	2006	2005		2004		2003
MIDCAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$14.79	$14.79	$12.92		$11.77		$9.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.20	0.19		0.13		0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.25	2.03	2.53		1.15		2.07

Total From Investment Operations	1.42	2.23	2.72		1.28		2.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.15)	(0.03)		(0.13)		(0.11)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)		—		—

Total Dividends and Distributions	(1.00)	(2.23)	(0.85)		(0.13)		(0.11)

Net Asset Value, End of Period	$15.21	$14.79	$14.79		$12.92		$11.77

Total Return	9.97%	16.83%	22.00	%(e)	10.98%		22.33%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10	$5,893	$5,054		$806		$92
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%		0.59%		0.65%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.67	%(e)	0.65	%(b)
Ratio of Net Investment Income to Average Net Assets	1.18%	1.40%	1.31%		1.03%		0.86%
Portfolio Turnover Rate	99.9%	102.8%	167.8%		225.4%		186.5%

	2007	2006	2005	2004		2003
MIDCAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$14.31	$14.38	$12.89	$11.74		$9.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	0.15	0.12	0.09		0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.22	1.97	2.22	1.16		1.94

Total From Investment Operations	1.34	2.12	2.34	1.25		2.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)	(0.11)	(0.03)	(0.10)		(0.08)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)	—		—

Total Dividends and Distributions	(0.96)	(2.19)	(0.85)	(0.10)		(0.08)

Net Asset Value, End of Period	$14.69	$14.31	$14.38	$12.89		$11.74

Total Return	9.71%	16.51%	18.89%	10.72%		21.21%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,367	$1,430	$995	$206		$95
Ratio of Expenses to Average Net Assets	0.91%	0.91%	0.91%	0.86%		0.88%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	0.92	%(b)	0.91	%(b)
Ratio of Net Investment Income to Average Net Assets	0.84%	1.13%	0.86%	0.72%		0.94%
Portfolio Turnover Rate	99.9%	102.8%	167.8%	225.4%		186.5%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004		2003
MIDCAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$14.21	$14.30	$12.83	$11.69		$9.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.12	0.10	0.08		0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.20	1.97	2.22	1.15		1.90

Total From Investment Operations	1.31	2.09	2.32	1.23		2.00
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.10)	(0.03)	(0.09)		(0.07)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)	—		—

Total Dividends and Distributions	(0.95)	(2.18)	(0.85)	(0.09)		(0.07)
Net Asset Value, End of Period	$14.57	$14.21	$14.30	$12.83		$11.69

Total Return	9.50%	16.33%	18.80%	10.54%		20.68%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,358	$1,357	$176	$45		$37
Ratio of Expenses to Average Net Assets	1.03%	1.03%	1.03%	0.96%		0.99%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.04	%(b)	1.03	%(b)
Ratio of Net Investment Income to Average Net Assets	0.74%	0.88%	0.72%	0.63%		0.85%
Portfolio Turnover Rate	99.9%	102.8%	167.8%	225.4%		186.5%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager.

(e)	During 2005, the Class experienced a significant withdrawal of monies. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal. In addition, the Class experienced a reimbursement from the Manager relating to a prior period expense adjustment. The total return amounts expressed herein are greater than those that would have been experienced without the reimburesment.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02	—	—

Total From Investment Operations	0.04	0.04	0.02	—	—
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)	—	—

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)	—	—

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.54%	3.96%	1.99%	0.28%	0.32%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,245	$15,280	$8,665	$7,413	$4,581
Ratio of Expenses to Average Net Assets	0.96%	0.97%	0.97%	0.97%	0.97%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	0.97	%(b)
Ratio of Net Investment Income to Average Net Assets	4.39%	3.96%	1.98%	0.31%	0.29%

	2007	2006	2005	2004		2003
MONEY MARKET FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02	—		—

Total From Investment Operations	0.04	0.04	0.02	—		—
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)	—		—

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)	—		—

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	4.32%	3.77%	1.81%	0.13%		0.16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,987	$9,517	$9,180	$6,394		$5,494
Ratio of Expenses to Average Net Assets	1.14%	1.15%	1.15%	1.12%		1.13%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.15	%(b)	1.15	%(b)
Ratio of Net Investment Income to Average Net Assets	4.21%	3.66%	1.77%	0.15%		0.12%

	2007	2006	2005
MONEY MARKET FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02

Total From Investment Operations	0.04	0.04	0.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)

Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return	4.20%	3.64%	1.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,568	$1,578	$8,627
Ratio of Expenses to Average Net Assets	1.27%	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	4.07%	3.30%	2.43%

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Class J shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02	—	—

Total From Investment Operations	0.04	0.04	0.02	—	—
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)	—	—

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)	—	—

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return( c)	4.46%	3.82%	1.79%	0.08%	0.06%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$186,246	$$157,486	$143,460	$132,551	$95,332
Ratio of Expenses to Average Net Assets	0.98%	1.11%	1.15%	1.17%	1.21%
Ratio of Gross Expenses to Average Net Assets( d)	—%	1.11%	1.15%	1.43%	1.54%
Ratio of Net Investment Income to Average Net Assets	4.37%	3.76%	1.78%	0.09%	0.04%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Institutional shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.04	0.03	0.01	0.01

Total From Investment Operations	0.05	0.04	0.03	0.01	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)

Total Dividends and Distributions	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	5.09%	4.55%	2.56%	0.85%	0.89%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$216,988	$26,403	$140,592	$56,277	$23,684
Ratio of Expenses to Average Net Assets	0.39%	0.40%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to Average Net Assets	4.96%	4.11%	2.67%	0.89%	0.78%

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Preferred shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.04	0.02	0.01	0.01

Total From Investment Operations	0.05	0.04	0.02	0.01	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Total Dividends and Distributions	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.83%	4.28%	2.30%	0.59%	0.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$86,072	$41,532	$30,291	$14,599	$8,431
Ratio of Expenses to Average Net Assets	0.65%	0.66%	0.66%	0.66%	0.66%
Ratio of Net Investment Income to Average Net Assets	4.70%	4.25%	2.30%	0.61%	0.55%

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Select shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.04	0.02	0.01	0.01

Total From Investment Operations	0.05	0.04	0.02	0.01	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Total Dividends and Distributions	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.72%	4.16%	2.17%	0.46%	0.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$13,941	$6,614	$3,495	$1,484	$10
Ratio of Expenses to Average Net Assets	0.77%	0.78%	0.78%	0.78%	0.63%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	0.78	%(b)
Ratio of Net Investment Income to Average Net Assets	4.59%	4.23%	2.28%	0.49%	0.37%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without the Manager’s voluntary expense limit.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MORTGAGE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.55	$10.53	$10.88	$10.89	$11.19
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .51 (a)	0.49	0.45 (a)	0.44 (a)	0.44 (a)
Net Realized and Unrealized Gain (Loss) on Investments.	0.01	0.05	(0.30)	0.05	(0.19)

Total From Investment Operations	0.52	0.54	0.15	0.49	0.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.53)	(0.52)	(0.50)	(0.50)	(0.55)

Total Dividends and Distributions	(0.53)	(0.52)	(0.50)	(0.50)	(0.55)

Net Asset Value, End of Period	$10.54	$10.55	$10.53	$10.88	$10.89

Total Return	4.98%	5.25%	1.41%	4.65%	2.32%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,497,302	$1,521,330	$1,642,617	$1,260,104	$658,676
Ratio of Expenses to Average Net Assets	0.50%	0.52%	0.54%	0.55%	0.57%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.52%	0.54%	0.55%	0.57%
Ratio of Net Investment Income to Average Net Assets	4.86%	4.64%	4.22%	4.02%	3.95%
Portfolio Turnover Rate	13.6%	13.0%	34.0%	30.0%	62.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS GLOBAL EQUITY FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$12.12	$10.21	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.05	0.04	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.83	1.88	0.17

Total From Investment Operations	1.88	1.92	0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.01)	—
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.39)	(0.01)	—

Net Asset Value, End of Period	$13.61	$12.12	$10.21

Total Return	15.92%	18.78%	2.10	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,504	$1,485	$10
Ratio of Expenses to Average Net Assets	1.52%	1.52%	1.52	%(d)
Ratio of Net Investment Income to Average Net Assets	0.39%	0.36%	0.53	%(d)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(d)

	2007	2006	2005(a)
PARTNERS GLOBAL EQUITY FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$12.13	$10.23	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.02	0.02	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.85	1.88	0.21

Total From Investment Operations	1.87	1.90	0.23
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.38)	—	—

Net Asset Value, End of Period	$13.62	$12.13	$10.23

Total Return	15.81%	18.57%	2.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,737	$1,498	$40
Ratio of Expenses to Average Net Assets	1.70%	1.70%	1.70	%(c)
Ratio of Net Investment Income to Average Net Assets	0.17%	0.20%	0.24	%(d)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(d)

	2007	2006	2005(a)
PARTNERS GLOBAL EQUITY FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$12.07	$10.19	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—	0.01	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.84	1.87	0.18

Total From Investment Operations	1.84	1.88	0.19
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.38)	—	—

Net Asset Value, End of Period	$13.53	$12.07	$10.19

Total Return	15.64%	18.45%	1.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$858	$317	$22
Ratio of Expenses to Average Net Assets	1.83%	1.83%	1.83	%(d)
Ratio of Net Investment Income to Average Net Assets	0.00%	0.10%	0.16	%(d)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(d)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005(a)
PARTNERS GLOBAL EQUITY FUND
Institutional shares
Net Asset Value, Beginning of Period	$12.16	$10.25	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12	0.12	0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.85	1.86	0.18

Total From Investment Operations	1.97	1.98	0.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.07)	—
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.46)	(0.07)	—

Net Asset Value, End of Period	$13.67	$12.16	$10.25

Total Return	16.71%	19.39%	2.50	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$27,151	$20,145	$11,184
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95	%(d)
Ratio of Net Investment Income to Average Net Assets	0.93%	1.02%	1.10	%(d)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(d)

	2007	2006	2005(a)
PARTNERS GLOBAL EQUITY FUND
Preferred shares
Net Asset Value, Beginning of Period	$12.13	$10.23	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06	0.10	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.86	1.84	0.17

Total From Investment Operations	1.92	1.94	0.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	—
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.43)	(0.04)	—

Net Asset Value, End of Period	$13.62	$12.13	$10.23

Total Return	16.27%	19.02%	2.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29	$250	$10
Ratio of Expenses to Average Net Assets	1.21%	1.21%	1.21	%(d)
Ratio of Net Investment Income to Average Net Assets	0.47%	0.85%	0.85	%(d)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(d)

	2007	2006	2005(a)
PARTNERS GLOBAL EQUITY FUND
Select shares
Net Asset Value, Beginning of Period	$12.13	$10.22	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.05	—
Net Realized and Unrealized Gain (Loss) on Investments	1.84	1.89	0.22

Total From Investment Operations	1.91	1.94	0.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.03)	—
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.41)	(0.03)	—

Net Asset Value, End of Period	$13.63	$12.13	$10.22

Total Return	16.22%	18.99%	2.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,425	$1,585	$834
Ratio of Expenses to Average Net Assets	1.33%	1.33%	1.33	%(d)
Ratio of Net Investment Income to Average Net Assets	0.57%	0.48%	0.07	%(d)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(d)

(a)	Period from March 1, 2005, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS INTERNATIONAL FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$15.34	$12.65	$10.87	$10.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.14	0.11	0.11	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	4.06	3.02	1.80	0.56

Total From Investment Operations	4.20	3.13	1.91	0.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.03)	(0.04)	—
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)	—

Total Dividends and Distributions	(1.00)	(0.44)	(0.13)	—

Net Asset Value, End of Period	$18.54	$15.34	$12.65	$10.87

Total Return	28.88%	25.45%	17.66%	5.13	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$23,869	$16,367	$7,195	$89
Ratio of Expenses to Average Net Assets	1.65%	1.66%	1.67%	1.65	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.67	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.82%	0.77%	0.92%	(0.74	)%(d)
Portfolio Turnover Rate	91.1%	66.1%	60.1%	78.8	%(d)

	2007	2006	2005	2004(a)
PARTNERS INTERNATIONAL FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$15.31	$12.62	$10.86	$10.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.10	0.08	0.08	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	4.07	3.02	1.81	0.57

Total From Investment Operations	4.17	3.10	1.89	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	—	(0.04)	—
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)	—

Total Dividends and Distributions	(0.97)	(0.41)	(0.13)	—

Net Asset Value, End of Period	$18.51	$15.31	$12.62	$10.86

Total Return	28.69%	25.28%	17.47%	5.03	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,566	$15,001	$7,835	$1,715
Ratio of Expenses to Average Net Assets	1.83%	1.84%	1.85%	1.83	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1,85	%(d)(e)
Ratio of Net Investment Income to Average Net Assets	0.62%	0.55%	0.63%	(1.21	)%(d)
Portfolio Turnover Rate	91.1%	66.1%	60.1%	78.8	%(d)

	2007	2006	2005
PARTNERS INTERNATIONAL FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$15.34	$12.66	$10.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.06	0.01
Net Realized and Unrealized Gain (Loss) on Investments	4.09	3.03	1.82

Total From Investment Operations	4.16	3.09	1.83
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	—	(0.04)
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)

Total Dividends and Distributions	(0.95)	(0.41)	(0.13)

Net Asset Value, End of Period	$18.55	$15.34	$12.66

Total Return	28.53%	25.09%	16.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,613	$2,041	$339
Ratio of Expenses to Average Net Assets	1.96%	1.97%	1.98%
Ratio of Net Investment Income to Average Net Assets	0.44%	0.45%	0.11%
Portfolio Turnover Rate	91.1%	66.1%	60.1%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004(a)
PARTNERS INTERNATIONAL FUND
Institutional shares
Net Asset Value, Beginning of Period	$15.46	$12.74	$10.89	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.24	0.18	0.17	0.06
Net Realized and Unrealized Gain (Loss) on Investments	4.09	3.05	1.82	0.83

Total From Investment Operations	4.33	3.23	1.99	0.89
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.10)	(0.05)	—
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)	—

Total Dividends and Distributions	(1.09)	(0.51)	(0.14)	—

Net Asset Value, End of Period	$18.70	$15.46	$12.74	$10.89

Total Return	29.66%	26.22%	18.33%	8.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,903,137	$874,559	$537,573	$193,488
Ratio of Expenses to Average Net Assets	1.08%	1.09%	1.10%	1.09	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.10	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	1.44%	1.26%	1.31%	0.63	%(d)
Portfolio Turnover Rate	91.1%	66.1%	60.1%	78.8	%(d)

	2007	2006	2005	2004(a)
PARTNERS INTERNATIONAL FUND
Preferred shares
Net Asset Value, Beginning of Period	$15.40	$12.69	$10.88	$10.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18	0.15	0.13	0.01
Net Realized and Unrealized Gain (Loss) on Investments	4.08	3.04	1.81	0.53

Total From Investment Operations	4.26	3.19	1.94	0.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.07)	(0.04)	—
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)	—

Total Dividends and Distributions	(1.04)	(0.48)	(0.13)	—

Net Asset Value, End of Period	$18.62	$15.40	$12.69	$10.88

Total Return	29.30%	25.92%	17.95%	5.22	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$36,555	$24,331	$13,279	$12
Ratio of Expenses to Average Net Assets	1.34%	1.35%	1.36%	1.34	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.36	%(d)(e)
Ratio of Net Investment Income to Average Net Assets	1.12%	1.06%	1.07%	0.21	%(d)
Portfolio Turnover Rate	91.1%	66.1%	60.1%	78.8	%(d)

	2007	2006	2005	2004(a)
PARTNERS INTERNATIONAL FUND
Select shares
Net Asset Value, Beginning of Period	$15.39	$12.68	$10.88	$10.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.17	0.12	0.13	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	4.08	3.05	1.80	0.55

Total From Investment Operations	4.25	3.17	1.93	0.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.05)	(0.04)	—
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)	—

Total Dividends and Distributions	(1.03)	(0.46)	(0.13)	—

Net Asset Value, End of Period	$18.61	$15.39	$12.68	$10.88

Total Return	29.15%	25.79%	17.84%	5.22	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,374	$8,930	$4,807	$191
Ratio of Expenses to Average Net Assets	1.46%	1.47%	1.48%	1.47	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.48	%(d)'(e)
Ratio of Net Investment Income to Average Net Assets	1.06%	0.86%	1.04%	(0.15	)%(d)
Portfolio Turnover Rate	91.1%	66.1%	60.1%	78.8	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.
See accompanying notes.

Financial Highlights Principal
Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$11.32	$10.27	$10.10		$9.36		$8.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.06	0.07		0.03		0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.59	1.46	0.76		0.74		1.17

Total From Investment Operations	1.64	1.52	0.83		0.77		1.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.03)	(0.09)		(0.03)		—

Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.62)	(0.47)	(0.66)		(0.03)		—

Net Asset Value, End of Period	$12.34	$11.32	$10.27		$10.10		$9.36

Total Return	15.12%	15.24%	8.39%		8.27%		14.99%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,848	$34,442	$25,026		$23,026		$12,025
Ratio of Expenses to Average Net Assets	1.31%	1.31%	1.32%		1.30%		1.32%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.32	%(b)	1.32	%(b)
Ratio of Net Investment Income to Average Net Assets	0.43%	0.52%	0.66%		0.27%		0.57%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)	93.9%		41.7%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$11.25	$10.22	$10.06		$9.33		$8.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.03	0.04	0.04		0.01		0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.59	1.44	0.78		0.74		1.17

Total From Investment Operations	1.62	1.48	0.82		0.75		1.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.01)	(0.09)		(0.02)		—
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.60)	(0.45)	(0.66)		(0.02)		—

Net Asset Value, End of Period	$12.27	$11.25	$10.22		$10.06		$9.33

Total Return	15.01%	14.91%	8.30%		7.99%		14.90%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$30,709	$31,309	$29,275		$22,390		$11.290
Ratio of Expenses to Average Net Assets	1.49%	1.49%	1.50%		1.47%		150%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.50	%(b)	1.50	%(b)
Ratio of Net Investment Income to Average Net Assets	0.24%	0.36%	0.42%		0.09%		0.42%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)	93.9%		41.7%

	2007	2006	2005
PARTNERS LARGECAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$11.34	$10.30	$10.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.61	1.47	0.83

Total From Investment Operations	1.62	1.48	0.81
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	—	(0.09)
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)

Total Dividends and Distributions	(0.59)	(0.44)	(0.66)

Net Asset Value, End of Period	$12.37	$11.34	$10.30

Total Return	14.81%	14.74%	8.11%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,426	$2,343	$257
Ratio of Expenses to Average Net Assets	1.62%	1.62%	1.63%
Ratio of Net Investment Income to Average Net Assets	0.08%	0.12%	(0.17)%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period	$11.12	$10.10	$9.95		$9.22		$8.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.04		—		0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.57	1.44	0.77		0.73		1.16

Total From Investment Operations	1.61	1.48	0.81		0.73		1.17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.02)	(0.09)		—		—
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.61)	(0.46)	(0.66)		—		—

Net Asset Value, End of Period	$12.12	$11.12	$10.10		$9.95		$9.22

Total Return(d)	15.10%	1502%	829%		795%		1453%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$160,166	$109,445	$69,766		$43,662		$20,880
Ratio of Expenses to Average Net Assets	1.35%	1.42%	1.49%		1.53%		1.70%
Ratio of Gross Expenses to Average Net Assets(e)	—%	—%	—%		1.56	%(b)	1.92	%(b)
Ratio of Net Investment Income to Average Net Assets	0.35%	0.40%	0.41%		0.04%		0.17%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)	93.9%		41.7%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period	$11.43	$10.37	$10.14		$9.40		$8.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.12	0.12		0.08		0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.62	1.47	0.78		0.75		1.17

Total From Investment Operations	1.73	1.59	0.90		0.83		1.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.09)	(0.10)		(0.09)		(0.04)
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.69)	(0.53)	(0.67)		(0.09)		(0.04)

Net Asset Value, End of Period	$12.47	$11.43	$10.37		$10.14		$9.40

Total Return	15.83%	15.84%	9.03%		8.84%		15.68%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$706,735	$627,235	$557,357		$464,035		$289,273
Ratio of Expenses to Average Net Assets	0.74%	0.74%	0.75%		0.72%		0.74%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.75	%(b)	0.75	%(b)
Ratio of Net Investment Income to Average Net Assets	0.98%	1.11%	1.21%		0.85%		1.13%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)	93.9%		41.7%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period	$11.37	$10.32	$10.11		$9.38		$8.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08	0.09	0.10		0.06		0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.61	1.46	0.77		0.73		1.17

Total From Investment Operations	1.69	1.55	0.87		0.79		1.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.06)	(0.09)		(0.06)		(0.02)
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.66)	(0.50)	(0.66)		(0.06)		(0.02)

Net Asset Value, End of Period	$12.40	$11.37	$10.32		$10.11		$9.38

Total Return	15.52%	15.52%	8.82%		8.47%		15.42%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$55,239	$45,989	$42,290		$34,283		$21,346
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.01%		0.98%		1.00%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.01	%(b)	1.01	%(b)
Ratio of Net Investment Income to Average Net Assets	0.71%	0.86%	0.94%		0.59%		0.89%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)	93.9%		41.7%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period	$11.39	$10.33	$10.14		$9.40		$8.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.08	0.08		0.04		0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.61	1.47	0.77		0.75		1.19

Total From Investment Operations	1.68	1.55	0.85		0.79		1.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.05)	(0.09)		(0.05)		(0.01)
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.65)	(0.49)	(0.66)		(0.05)		(0.01)

Net Asset Value, End of Period	$12.42	$11.39	$10.33		$10.14		$9.40

Total Return	15.34%	15.46%	8.58%		8.43%		15.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,260	$10,614	$8,554		$5,776		$2,132
Ratio of Expenses to Average Net Assets	1.12%	1.12%	1.13%		1.11%		1.12%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.13	%(b)	1.13	%(b)
Ratio of Net Investment Income to Average Net Assets	0.57%	0.73%	0.74%		0.44%		0.78%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)	93.9%		41.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment.

(d)	Total return is calculated without the contingent deferred sales charge.

(e)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.49	$8.38	$7.76		$7.16		$6.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08	0.06	0.08		0.04		0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.04	1.12	0.64		0.60		1.09

Total From Investment Operations	1.12	1.18	0.72		0.64		1.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.04)	(0.06)		(0.04)		(0.03)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	(0.01)	(0.07)	(0.10)		(0.04)		(0.03)

Net Asset Value, End of Period	$10.60	$9.49	$8.38		$7.76		$7.16

Total Return	11.85%	14.13%	9.24%		8.89%		18.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,964	$3,784	$1,095		$1,325		$1,887
Ratio of Expenses to Average Net Assets	1.01%	1.02%	1.02%		1.01%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.02	%(b)	1.02	%(b)
Ratio of Net Investment Income to Average Net Assets	0.79%	0.72%	0.99%		0.53%		0.62%
Portfolio Turnover Rate	106.2%	65.1%	148 .8	%(c)	76.5%		82.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$9.45	$8.34	$7.74		$7.15		$6.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.06	0.05	0.06		0.03		0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.04	1.11	0.64		0.58		1.09

Total From Investment Operations	1.10	1.16	0.70		0.61		1.12
Less Dividends and Distributions:
Dividends from Net Investment Income	—	(0.02)	(0.06)		(0.02)		(0.02)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	—	(0.05)	(0.10)		(0.02)		(0.02)

Net Asset Value, End of Period	$10.55	$9.45	$8.34		$7.74		$7.15

Total Return	11.64%	14.00%	8.99%		8.58%		18.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,227	$4,353	$3,573		$2,272		$2,169
Ratio of Expenses to Average Net Assets	1.19%	1.20%	1.20%		1.19%		1.20%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.20	%(b)	1.20	%(b)
Ratio of Net Investment Income to Average Net Assets	0.62%	0.57%	0.70%		0.34%		0.41%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)	76.5%		82.9%

	2007	2006	2005
PARTNERS LARGECAP BLEND FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.41	$8.31	$7.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.03	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.05	1.11	0.63

Total From Investment Operations	1.09	1.14	0.69
Less Dividends and Distributions:
Dividends from Net Investment Income	—	(0.01)	(0.06)
Distributions from Realized Gains	—	(0.03)	(0.04)

Total Dividends and Distributions	—	(0.04)	(0.10)

Net Asset Value, End of Period	$10.50	$9.41	$8.31

Total Return	11.58%	13.78%	8.87%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,019	$671	$11
Ratio of Expenses to Average Net Assets	1.32%	1.33%	1.33%
Ratio of Net Investment Income to Average Net Assets	0.44%	0.38%	0.70%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Class J shares
Net Asset Value, Beginning of Period	$9.37	$8.27	$7.67		$7.08		$6.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.06	0.06		0.02		0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.04	1.09	0.64		0.58		1.08

Total From Investment Operations	1.11	1.15	0.70		0.60		1.09
Less Dividends and Distributions:
Dividends from Net Investment Income	—	(0.02)	(0.06)		(0.01)		(0.01)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	—	(0.05)	(0.10)		(0.01)		(0.01)

Net Asset Value, End of Period	$10.48	$9.37	$8.27		$7.67		$7.08

Total Return(d)	11.89%	14.01%	9.06%		8.45%		18.16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$56,114	$48,534	$33,926		$25,189		$15,775
Ratio of Expenses to Average Net Assets	1.06%	1.14%	1.20%		1.26%		1.44%
Ratio of Gross Expenses to Average Net Assets(e)	—%	—%	—%		1.26	%(b)	1.50	%(b)
Ratio of Net Investment Income to Average Net Assets	0.74%	0.64%	0.78%		0.28%		0.19%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)	76.5%		82.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Institutional shares
Net Asset Value, Beginning of Period	$9.48	$8.38	$7.72		$7.13		$6.03
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.06	0.13		0.08		0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.06	1.16	0.63		0.59		1.09

Total From Investment Operations	1.19	1.22	0.76		0.67		1.17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.09)	(0.06)		(0.08)		(0.07)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	(0.07)	(0.12)	(0.10)		(0.08)		(0.07)

Net Asset Value, End of Period	$10.60	$9.48	$8.38		$7.72		$7.13

Total Return	12.61%	14.67%	9.86%		9.42%		19.52%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$670,138	$95,233	$9		$9		$8
Ratio of Expenses to Average Net Assets	0.44%	0.45%	0.45%		0.45%		0.44%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.45	%(b)	0.45	%(b)
Ratio of Net Investment Income to Average Net Assets	1.28%	0.65%	1.58%		1.10%		1.21%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)	76.5%		82.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Preferred shares
Net Asset Value, Beginning of Period	$.9.54	$8.42	$7.78		$7.18		$6.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.10	0.11		0.06		0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.05	1.11	0.63		0.60		1.09

Total From Investment Operations	1.16	1.21	0.74		0.66		1.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.06)	(0.06)		(0.06)		(0.05)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	(0.04)	(0.09)	(0.10)		(0.06)		(0.05)

Net Asset Value, End of Period	$10.66	$9.54	$8.42		$7.78		$7.18

Total Return	12.24%	14.54%	9.50%		9.21%		19.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,587	$3,869	$3,470		$2,518		$2,930
Ratio of Expenses to Average Net Assets	0.70%	0.71%	0.71%		0.70%		0.70%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.71	%(b)	0.71	%(b)
Ratio of Net Investment Income to Average Net Assets	1.07%	1.08%	1.28%		0.84%		0.92%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)	76.5%		82.9%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Select shares
Net Asset Value, Beginning of Period	$9.50	$8.39	$7.76		$7.17		$6.07
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09	0.08	0.08		0.05		0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.06	1.11	0.65		0.59		1.09

Total From Investment Operations	1.15	1.19	0.73		0.64		1.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.05)	(0.06)		(0.05)		(0.04)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	(0.03)	(0.08)	(0.10)		(0.05)		(0.04)

Net Asset Value, End of Period	$10.62	$9.50	$8.39		$7.76		$7.17

Total Return	12.16%	14.33%	9.39%		8.94%		18.94%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,241	$2,436	$1,834		$348		$897
Ratio of Expenses to Average Net Assets	0.82%	0.83%	0.83%		0.82%		0.82%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.83	%(b)	0.83	%(b)
Ratio of Net Investment Income to Average Net Assets	0.93%	0.94%	0.94%		0.71%		0.82%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)	76.5%		82.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.

(d)	Total return is calculated without the contingent deferred sales charge.

(e)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$8.24	$8.03	$7.25		$6.99		$6.11
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.02)	—	—		(0.02)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	0.52	0.82		0.28		0.89

Total From Investment Operations	1.56	0.52	0.82		0.26		0.88
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.04)		—		—
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.37)	(0.31)	(0.04)		—		—

Net Asset Value, End of Period	$9.43	$8.24	$8.03		$7.25		$6.99

Total Return	19.62%	6.42%	11.29%		3.72%		14.40%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,373	$28,652	$32,154		$31,356		$21,390
Ratio of Expenses to Average Net Assets	13.0%	1.31%	1.31%		1.25%		1.32%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.32	%(b)	1.32	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.26)%	(0.03)%	(0.05)%		(0.35)%		(0.21)%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)	157.8%		130.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$8.02	$7.84	$7.09		$6.85		$5.99
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.04)	(0.01)	(0.02)		(0.04)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.54	0.50	0.81		0.28		0.88

Total From Investment Operations	1.50	0.49	0.79		0.24		0.86
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.04)		—		—
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.37)	(0.31)	(0.04)		—		—

Net Asset Value, End of Period	$9.15	$8.02	$7.84		$7.09		$6.85

Total Return	19.41%	6.18%	11.10%		3.50%		14.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,098	$18,690	$22,933		$20,800		$16,776
Ratio of Expenses to Average Net Assets	1.48%	1.49%	1.49%		1.43%		1.50%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.50	%(b)	1.50	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.45)%	(0.18)%	(0.27)%		(0.52)%		(0.38)%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)	157.8%		130.9%

	2007	2006	2005
PARTNERS LARGECAP GROWTH FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$8.22	$8.04	$7.29
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)	(0.04)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	0.53	0.86

Total From Investment Operations	1.53	0.49	0.79
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.04)
Distributions from Realized Gains	(0.37)	(0.31)	—

Total Dividends and Distributions	(0.37)	(0.31)	(0.04)

Net Asset Value, End of Period	$9.38	$8.22	$8.04

Total Return	19.29%	6.02%	10.78%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,480	$834	$250
Ratio of Expenses to Average Net Assets	1.61%	1.62%	1.62%
Ratio of Net Investment Income to Average Net Assets	(0.62)%	(0.49)%	(0.92)%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Class J shares
Net Asset Value, Beginning of Period	$7.79	$7.63	$6.91		$6.70		$5.89
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.04)	(0.02)	(0.04)		(0.06)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.50	0.49	0.79		0.27		0.86

Total From Investment Operations	1.46	0.47	0.75		0.21		0.81
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)		—		—
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.37)	(0.31)	(0.03)		—		—

Net Asset Value, End of Period	$8.88	$7.79	$7.63		$6.91		$6.70

Total Return(d)	19.46%	6.09%	10.94%		3.13%		13.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$52,111	$37,584	$27,706		$17,673		$9,744
Ratio of Expenses to Average Net Assets	1.47%	1.54%	1.65%		1.72%		1.89%
Ratio of Gross Expenses to Average Net Assets(e)	—%	1.54%	1.65%		1.78	%(b)	2.27	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.47)%	(0.31)%	(0.49)%		(0.82)%		(0.76)%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)	157.8%		130.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Institutional shares
Net Asset Value, Beginning of Period	$8.36	$8.11	$7.28		$7.00		$6.09
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02	0.04	0.04		0.02		0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.62	0.52	0.83		0.28		0.90

Total From Investment Operations	1.64	0.56	0.87		0.30		0.92
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	—	(0.04)		(0.02)		(0.01)
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.41)	(0.31)	(0.04)		(0.02)		(0.01)

Net Asset Value, End of Period	$9.59	$8.36	$8.11		$7.28		$7.00

Total Return	20.38%	6.86%	11.98%		4.28%		15.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,668,453	$926,591	$775,660		$625,707		$513,520
Ratio of Expenses to Average Net Assets	0.73%	0.74%	0.74%		0.68%		0.75%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.75	%(b)	0.75	%(b)
Ratio of Net Investment Income to Average Net Assets	0.26%	0.52%	0.48%		0.23%		0.39%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)	157.8%		130.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Preferred shares
Net Asset Value, Beginning of Period	$8.28	$8.05	$7.25		$6.96		$6.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—	0.02	0.02		—		0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.61	0.52	0.82		0.29		0.89

Total From Investment Operations	1.61	0.54	0.84		0.29		0.90
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	—	(0.04)		—		—

Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.39)	(0.31)	(0.04)		—		—

Net Asset Value, End of Period	$9.50	$8.28	$8.05		$7.25		$6.96

Total Return	20.14%	6.66%	11.59%		4.18%		14.85%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$34,416	$28,122	$29,758		$26,763		$23,056
Ratio of Expenses to Average Net Assets	0.99%	1.00%	1.00%		0.94%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.01	%(b)	1.01	%(b)
Ratio of Net Investment Income to Average Net Assets	0.02%	0.25%	0.23%		(0.03)%		0.13%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)	157.8%		130.9%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, inc.

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Select shares
Net Asset Value, Beginning of Period	$8.19	$7.98	$7.19		$6.92		$6.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)	0.03	0.01		(0.01)		—
Net Realized and Unrealized Gain (Loss) on Investments	1.59	0.49	0.82		0.28		0.88

Total From Investment Operations	1.58	0.52	0.83		0.27		0.88
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	—	(0.04)		—		—
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.38)	(0.31)	(0.04)		—		—

Net Asset Value, End of Period	$9.39	$8.19	$7.98		$7.19		$6.92

Total Return	19.97%	6.46%	11.54%		3.90%		14.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,315	$3,732	$3,441		$4,064		$1,825
Ratio of Expenses to Average Net Assets	1.11%	1.12%	1.12%		1.07%		1.13%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.13	%(b)	1.13	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.11)%	0.41%	0.16%		(0.17)%		0.01%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)	157.8%		130.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.

(d)	Total return is calculated without the contingent deferred sales charge.

(e)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period	$8.69		$7.94	$7.58	$7.18	$6.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)		(0.04)	(0.02)	(0.05)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.72		0.88	0.53	0.45	1.10

Total From Investment Operations	1.69		0.84	0.51	0.40	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.02)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.73)		(0.09)	(0.15)	—	—

Net Asset Value, End of Period	$9.65		$8.69	$7.94	$7.58	$7.18

Total Return	20.96%		10.64%	6.76%	5.57%	17.32%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,884		$8,440	$8,540	$6,532	$4,761
Ratio of Expenses to Average Net Assets	1.56%		1.56%	1.57%	1.57%	157%
Ratio of Net Investment Income to Average Net Assets	(0.39)%		(0.47)%	(0.27)%	(0.66)%	(0.60)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%	124.7%	193.9%

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Advisors Select shares
Net Asset Value, Beginning of Period	$8.61		$7.87	$7.54	$7.14	$6.10
Income from Investment Operations:
Net Investment Income (Operating Loss) (a)	(0.05)		(0.05)	(0.04)	(0.06)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.69		0.88	0.52	0.46	1.09

Total From Investment Operations	1.64		0.83	0.48	0.40	1.04
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.02)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.73)		(0.09)	(0.15)	—	—

Net Asset Value, End of Period	$9.52		$8.61	$7.87	$7.54	$7.14

Total Return	20.55%		10.60%	6.38%	5.60%	17.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,150		$12,511	$13,504	$7,582	$1,835
Ratio of Expenses to Average Net Assets	1.74%		1.74%	1.75%	1.75%	1.75%
Ratio of Net Investment Income to Average Net Assets	(0.56)%		(0.65)%	(0.46)%	(0.85)%	(0.74)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%	124.7%	193.9%

	2007		2006	2005
PARTNERS LARGECAP GROWTH FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period	$8.86		$8.11	$7.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)’	(0.07)		(0.06)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.75		0.90	0.57

Total From Investment Operations	1.68		0.84	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.02)
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)

Total Dividends and Distributions	(0.73)		(0.09)	(0.15)

Net Asset Value, End of Period	$9.81		$8.86	$8.11

Total Return	20.42%		10.41%	6.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,727		$420	$164
Ratio of Expenses to Average Net Assets	1.87%		1.87%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.73)%		(0.77)%	(0.84)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Class J shares
Net Asset Value, Beginning of Period	$8.43		$7.71	$7.38	$7.00	$5.99
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)		(0.05)	(0.03)	(0.06)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.65		0.86	0.51	0.44	1.07

Total From Investment Operations	1.60		0.81	0.48	0.38	1.01
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.02)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.73)		(0.09)	(0.15)	—	—

Net Asset Value, End of Period	$9.30		$8.43	$7.71	$7.38	$7.00

Total Return(c)	20.52%		10.56%	6.52%	5.43%	16.86%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$30,363		$13,866	$10,661	$7,723	$4,234
Ratio of Expenses to Average Net Assets	1.75%		1.75%	1.75%	1.79%	1.95%
Ratio of Gross Expenses to Average Net Assets(d)	—%		1.87%	2.00%	2.10%	2.97%
Ratio of Net Investment Income to Average Net Assets	(0.59)%		(0.66)%	(0.45)%	(0.88)%	(0.93)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%	124.7%	193.9%

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Institutional shares
Net Asset Value, Beginning of Period	$8.99		$8.17	$7.76	$7.30	$6.19
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02		0.01	0.01	(0.01)	—
Net Realized and Unrealized Gain (Loss) on Investments	1.78		0.91	0.56	0.47	1.11

Total From Investment Operations	1.80		0.92	0.57	0.46	1.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)		(0.01)	(0.03)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.74)		(0.10)	(0.16)	—	—

Net Asset Value, End of Period	$10.05		$8.99	$8.17	$7.76	$7.30

Total Return	21.56%		11.30%	7.31%	6.30%	17.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$750,044		$766,512	$715,195	$170,809	$56,784
Ratio of Expenses to Average Net Assets	0.99%		0.99%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.19%		0.11%	0.12%	(0.10)%	(0.05)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%	124.7%	193.9%

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Preferred shares
Net Asset Value, Beginning of Period	$8.85		$8.05	$7.67	$7.25	$6.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)		(0.01)	—	(0.03)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.75		0.90	0.54	0.45	1.11

Total From Investment Operations	1.74		0.89	0.54	0.42	1.10
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.03)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.73)		(0.09)	(0.16)	—	—

Net Asset Value, End of Period	$9.86		$8.85	$8.05	$7.67	$7.25

Total Return	21.17%		11.12%	6.97%	5.79%	17.89%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,856		$17,520	$20,415	$15,288	$974
Ratio of Expenses to Average Net Assets	1.25%		1.25%	1.26%	1.26%	1.26%
Ratio of Net Investment Income to Average Net Assets	(0.08)%		(0.18)%	0.05%	(0.39)%	(0.23)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%	124.7%	193.9%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Select shares
Net Asset Value, Beginning of Period	$8.80		$8.02	$7.64	$7.22	$6.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.02)		(0.02)	(0.02)	(0.04)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.74		0.89	0.55	0.46	1.10

Total From Investment Operations	1.72		0.87	0.53	0.42	1.08
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0,02)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.73)		(0.09)	(0.15)	—	—

Net Asset Value, End of Period	$9.79		$8.80	$8.02	$7.64	$7.22

Total Return	21.06%		10.91%	6.99%	5.82%	17.59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,117		$18,798	$15,970	$1,940	$723
Ratio of Expenses to Average Net Assets	1.37%		1.37%	1.38%	1.38%	1.38%
Ratio of Net Investment Income to Average Net Assets	(0.20)%		(0.28)%	(0.24)%	(0.48)%	(0.35)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%	124.7%	193.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Partners LargeCap Growth Fund.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$1584	$1373	$1292		$11.64		$9.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.17	0.13		0.11		0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.98	2.55	0.95		1.27		1.98

Total From Investment Operations	1.18	2.72	1.08		1.38		2.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.10)	(0.17)		(0.10)		(0.04)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—		—

Total Dividends and Distributions	(0.86)	(0.61)	(0.27)		(0.10)		(0.04)

Net Asset Value, End of Period	$16.16	$15.84	$13.73		$12.92		$11.64

Total Return	7.69%	20.49%	8.44%		11.95%		22.16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$139,292	$93,399	$58,191		$34,752		$12,058
Ratio of Expenses to Average Net Assets	1.33%	1.34%	1.35%		1.36%		1.34%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.37	%(b)	1.37	%(b)
Ratio of Net Investment Income to Average Net Assets	1.24%	1.15%	0.97%		0.90%		1.21%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)	26.4%		16.2%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$15.38	$13.35	$12.59		$11.35		$9.33
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.14	0.11		0.09		0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.95	2.48	0.92		1.24		1.94

Total From Investment Operations	1.12	2.62	1.03		1.33		2.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.08)	(0.17)		(0.09)		(0.03)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—		—

Total Dividends and Distributions	(0.84)	(0.59)	(0.27)		(0.09)		(0.03)

Net Asset Value, End of Period	$15.66	$15.38	$13.35		$12.59		$11.35

Total Return	7.48%	20.27%	8.24%		11.73%		21.99%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$63,577	$61,713	$43,523		$33,241		$12,287
Ratio of Expenses to Average Net Assets	1.51%	1.52%	1.53%		1.54%		1.52%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.55	%(b)	1.55	%(b)
Ratio of Net Investment Income to Average Net Assets	1.07%	0.99%	0.81%		0.72%		1.03%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)	26.4%		16.2%

	2007	2006	2005
PARTNERS LARGECAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$15.46	$13.41	$12.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.14	0.11	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.97	2.51	0.93

Total From Investment Operations	1.11	2.62	0.99
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.06)	(0.17)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)

Total Dividends and Distributions	(0.82)	(0.57)	(0.27)

Net Asset Value, End of Period	$15.75	$15.46	$13.41

Total Return	7.36%	20.17%	7.85%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,782	$5,896	$383
Ratio of Expenses to Average Net Assets	1.64%	1.65%	1.66%
Ratio of Net Investment Income to Average Net Assets	0.90%	0.78%	0.43%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
PARTNERS LARGECAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$15.38	$13.34	$12.58		$11.34		$9.33
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.18	0.15	0.10		0.08		0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.96	2.48	0.93		1.23		1.94

Total From Investment Operations	1.14	2.63	1.03		1.31		2.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)	(0.08)	(0.17)		(0.07)		(0.01)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—		—

Total Dividends and Distributions	(0.85)	(0.59)	(0.27)		(0.07)		(0.01)

Net Asset Value, End of Period	$15.67	$15.38	$13.34		$12.58		$11.34

Total Return(d)	7.62%	20.37%	8.25%		11.56%		21.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$132,320	$104,621	$69,104		$41,043		$16,843
Ratio of Expenses to Average Net Assets	1.40%	1.47%	1.54%		1.63%		1.75%
Ratio of Gross Expenses to Average Net Assets(e)	—%	—%	—%		1.64	%(b)	2.01	%(b)
Ratio of Net Investment Income to Average Net Assets	1.16%	1.03%	0.78%		0.64%		0.79%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)	26.4%		16.2%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$15.61	$13.54	$12.67		$11.42		$9.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.29	0.25	0.21		0.18		0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.97	2.51	0.94		1.24		1.95

Total From Investment Operations	1.26	2.76	1.15		1.42		2.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.18)	(0.18)		(0.17)		(0.10)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—		—

Total Dividends and Distributions	(0.96)	(0.69)	(0.28)		(0.17)		(0.10)

Net Asset Value, End of Period	$15.91	$15.61	$13.54		$12.67		$11.42

Total Return	8.33%	21.18%	9.14%		12.56%		22.86%
Ratio/Supplemental Data:	$2,156,908	$2,028,156	$1,397,435		$1,170,226		$964,633
Net Assets, End of Period (in thousands)
Ratio of Expenses to Average Net Assets	0.76%	0.77%	0.78%		0.78%		0.77%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.80	%(b)	0.80	%(b)
Ratio of Net Investment Income to Average Net Assets	1.82%	1.73%	1.58%		1.50%		1.79%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)	26.4%		16.2%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$15.58	$13.51	$12.68		$11.43		$9.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.24	0.21	0.17		0.15		0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.98	2.52	0.94		1.24		1.94

Total From Investment Operations	1.22	2.73	1.11		1.39		2.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.15)	(0.18)		(0.14)		(0.07)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—		—

Total Dividends and Distributions	(0.92)	(0.66)	(0.28)		(0.14)		(0.07)

Net Asset Value, End of Period	$15.88	$15.58	$13.51		$12.68		$11.43

Total Return	8.06%	20.91%	8.79%		12.26%		22.52%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$136,082	$116,652	$67,032		$45,729		$25,399
Ratio of Expenses to Average Net Assets	1.02%	1.03%	1.04%		1.04%		1.03%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.06	%(b)	1.06	%(b)
Ratio of Net Investment Income to Average Net Assets	1.54%	1.46%	1.29%		1.23%		1.53%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)	26.4%		16.2%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
PARTNERS LARGECAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$15.51	$13.46	$12.64		$11.39		$9.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.22	0.19	0.15		0.12		0.15
Net Realized and Unrealized Gain (Loss) on Investments	0.97	2.50	0.95		1.26		1.92

Total From Investment Operations	1.19	2.69	1.10		1.38		2.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.13)	(0.18)		(0.13)		(0.06)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—		—

Total Dividends and Distributions	(0.90)	(0.64)	(0.28)		(0.13)		(0.06)

Net Asset Value, End of Period	$15.80	$15.51	$13.46		$12.64		$11.39

Total Return	7.90%	20.69%	8.73%		12.17%		22.21%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$59,964	$42,774	$23,754		$13,694		$992
Ratio of Expenses to Average Net Assets	1.14%	1.15%	1.16%		1.17%		1.15%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.18	%(b)	1.18	%(b)
Ratio of Net Investment Income to Average Net Assets	1.40%	1.34%	1.14%		0.98%		1.42%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)	26.4%		16.2%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.

(d)	Total return is calculated without the contingent deferred sales charge.

(e)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS LARGECAP VALUE FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.66	$11.72	$10.51	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12	0.09	0.05	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.46	2.01	1.20	0.48

Total From Investment Operations	1.58	2.10	1.25	0.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.03)	(0.04)	—
Distributions from Realized Gains	(0.28)	(0.13)	—	—

Total Dividends and Distributions	(0.33)	(0.16)	(0.04)	—

Net Asset Value, End of Period	$14.91	$13.66	$11.72	$10.51

Total Return	11.79%	18.04%	11.88%	5.10	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,005	$5,338	$376	$10
Ratio of Expenses to Average Net Assets	1.36%	1.37%	1.37%	1.37	%(d)
Ratio of Net Investment Income to Average Net Assets	0.82%	0.70%	0.48%	0.64	%(d)
Portfolio Turnover Rate	35.8%	41.3%	58.9%	32.7	%(d)

	2007	2006	2005	2004(a)
PARTNERS LARGECAP VALUE FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$13.62	$11.69	$10.50	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.09	0.06	0.06	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.45	2.01	1.17	0.48

Total From Investment Operations	1.54	2.07	1.23	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	(0.01)	(0.04)	—
Distributions from Realized Gains	(0.28)	(0.13)	—	—

Total Dividends and Distributions	(0.30)	(0.14)	(0.04)	—

Net Asset Value, End of Period	$14.86	$13.62	$11.69	$10.50

Total Return	11.54%	17.78%	11.69%	5.00	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,886	$5,462	$19	$10
Ratio of Expenses to Average Net Assets	1.54%	1.55%	1.55%	1.55	%(d)
Ratio of Net Investment Income to Average Net Assets	0.64%	0.48%	0.56%	0.47	%(d)
Portfolio Turnover Rate	35.8%	41.3%	58.9%	32.7	%(d)

	2007	2006	2005
PARTNERS LARGECAP VALUE FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.65	$11.71	$10.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.03	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.46	2.04	1.14

Total From Investment Operations	1.53	2.07	1.18
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)
Distributions from Realized Gains	(0.28)	(0.13)	—

Total Dividends and Distributions	(0.28)	(0.13)	(0.03)

Net Asset Value, End of Period	$14.90	$13.65	$11.71

Total Return	11.45%	17.78%	11.23%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,520	$4,691	$390
Ratio of Expenses to Average Net Assets	1.67%	1.68%	1.68%
Ratio of Net Investment Income to Average Net Assets	0.52%	0.24%	0.34%
Portfolio Turnover Rate	35.8%	41.3%	58.9%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004(a)
PARTNERS LARGECAP VALUE FUND I
Institutional shares
Net Asset Value, Beginning of Period	$13.77	$11.80	$10.53	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.20	0.16	0.14	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.46	2.04	1.17	0.48

Total From Investment Operations	1.66	2.20	1.31	0.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.10)	(0.04)	—
Distributions from Realized Gains	(0.28)	(0.13)	—	—

Total Dividends and Distributions	(0.41)	(0.23)	(0.04)	—

Net Asset Value, End of Period	$15.02	$13.77	$11.80	$10.53

Total Return	12.33%	18.85%	12.49%	5.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,003,450	$563,868	$287,911	$5,225
Ratio of Expenses to Average Net Assets	0.79%	0.80%	0.80%	0.80	%(d)
Ratio of Net Investment Income to Average Net Assets	1.37%	1.29%	1.26%	1.22	%(d)
Portfolio Turnover Rate	35.8%	41.3%	58.9%	32.7	%(d)

	2007	2006	2005	2004(a)
PARTNERS LARGECAP VALUE FUND I
Preferred shares
Net Asset Value, Beginning of Period	$13.72	$11.77	$10.52	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.16	0.13	0.12	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.47	2.02	1.17	0.48

Total From Investment Operations	1.63	2.15	1.29	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.07)	(0.04)	—
Distributions from Realized Gains	(0.28)	(0.13)	—	—

Total Dividends and Distributions	(0.37)	(0.20)	(0.04)	—

Net Asset Value, End of Period	$14.98	$13.72	$11.77	$10.52

Total Return	12.15%	18.42%	12.28%	5.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,406	$6,758	$2,594	$11
Ratio of Expenses to Average Net Assets	1.05%	1.06%	1.06%	1.06	%(d)
Ratio of Net Investment Income to Average Net Assets	1.13%	1.03%	1.02%	0.97	%(d)
Portfolio Turnover Rate	35.8%	41.3%	58.9%	32.7	%(d)

	2007	2006	2005	2004(a)
PARTNERS LARGECAP VALUE FUND I
Select shares
Net Asset Value, Beginning of Period	$13.69	$11.74	$10.52	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.14	0.11	0.10	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.47	2.02	1.16	0.48

Total From Investment Operations	1.61	2.13	1.26	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.05)	(0.04)	—
Distributions from Realized Gains	(0.28)	(0.13)	—	—

Total Dividends and Distributions	(0.35)	(0.18)	(0.04)	—

Net Asset Value, End of Period	$14.95	$13.69	$11.74	$10.52

Total Return	12.05%	18.32%	11.99%	5.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,571	$1,271	$12	$11
Ratio of Expenses to Average Net Assets	1.17%	1.18%	1.18%	1.18	%(d)
Ratio of Net Investment Income to Average Net Assets	0.98%	0.84%	0.92%	0.82	%(d)
Portfolio Turnover Rate	35.8%	41.3%	58.9%	32.7	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period	$11.66	$10.09	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.14	0.12	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.93	1.63	0.03

Total From Investment Operations	1.07	1.75	0.09
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.06)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.28)	(0.18)	—

Net Asset Value, End of Period	$12.45	$11.66	$10.09

Total Return	9.31%	17.49%	0.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,666	$1,913	$554
Ratio of Expenses to Average Net Assets	1.42%	1.42%	1.42	%(d)
Ratio of Net Investment Income to Average Net Assets	1.12%	1.12%	0.69	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND II
Advisors Select shares
Net Asset Value, Beginning of Period	$11.63	$10.08	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12	0.09	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.93	1.62	0.02

Total From Investment Operations	1.05	1.71	0.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.04)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.26)	(0.16)	—

Net Asset Value, End of Period	$12.42	$11.63	$10.08

Total Return	9.13%	17.10%	0.80	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$299	$639	$59
Ratio of Expenses to Average Net Assets	1.60%	1.60%	1.60	%(d)
Ratio of Net Investment Income to Average Net Assets	1.03%	0.83%	0.70	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period	$11.62	$10.06	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.10	0.08	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.92	1.62	0.01

Total From Investment Operations	1.02	1.70	0.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.02)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.24)	(0.14)	—

Net Asset Value, End of Period	$12.40	$11.62	$10.06

Total Return	8.91%	17.08%	0.60	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$155	$142	$11
Ratio of Expenses to Average Net Assets	1.73%	1.73%	1.73	%(d)
Ratio of Net Investment Income to Average Net Assets	0.83%	0.75%	0.55	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND II
Institutional shares
Net Asset Value, Beginning of Period	$11.71	$10.14	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.21	0.18	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.94	1.62	0.02

Total From Investment Operations	1.15	1.80	0.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.11)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.35)	(0.23)	—

Net Asset Value, End of Period	$12.51	$11.71	$10.14

Total Return	9.98%	18.08%	1.40	%(c)

Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$234,534	$242,210	$196,340
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85	%(d)
Ratio of Net Investment Income to Average Net Assets	1.72%	1.72%	1.46	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND II
Preferred shares
Net Asset Value, Beginning of Period	$11.70	$10.13	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.17	0.16	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.94	1.62	0.01

Total From Investment Operations	1.11	1.78	0.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.09)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.32)	(0.21)	—

Net Asset Value, End of Period	$12.49	$11.70	$10.13

Total Return	9.61%	17.79%	1.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,624	$2,545	$457
Ratio of Expenses to Average Net Assets	1.11%	1.11%	1.11	%(d)
Ratio of Net Investment Income to Average Net Assets	1.42%	1.44%	1.42	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND II
Select shares
Net Asset Value, Beginning of Period	$11.67	$10.11	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15	0.09	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.96	1.67	0.02

Total From Investment Operations	1.11	1.76	0.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.08)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.30)	(0.20)	—

Net Asset Value, End of Period	$12.48	$11.67	$10.11

Total Return	9.68%	17.58%	1.10	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$150	$12	$10
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.23	%(d)
Ratio of Net Investment Income to Average Net Assets	1.21%	0.90%	1.05	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

(a)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.
See accompanying notes

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.72	$8.99	$7.66		$7.45		$5.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.10)	(0.08)	(0.10)		(0.09)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	3.01	0.88	1.43		0.30		2.24

Total From Investment Operations	2.91	0.80	1.33		0.21		2.15
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$12.35	$9.72	$8.99		$7.66		$7.45

Total Return	30.65%	8.87%	17.36%		2.82%		40.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$32,810	$29,290	$17,158		$13,413		$4,371
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%		1.47%		1.56%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1 57	%(b)	1 57	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.98)%	(0.85)%	(1.19)%		(1.17)%		(1.33)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)	163.7%		163.3%

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$9.47	$8.78	$7.49		$7.30		$5.21
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.12)	(0.09)	(0.11)		(0.10)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	2.94	0.85	1.40		0.29		2.18

Total From Investment Operations	2.82	0.76	1.29		0.19		2.09
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$12.01	$9.47	$8.78		$7.49		$7.30

Total Return	30.50%	8.63%	17.22%		2.60%		40.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,941	$11,823	$9,866		$6,991		$2,461
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%		1.65%		1.74%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.75	%(b)	1.75	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.16)%	(0.98)%	(1.37)%		(1.35)%		(1.52)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)	163.7%		163.3%

	2007	2006	2005
PARTNERS MIDCAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.39	$8.72	$7.44
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.13)	(0.11)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	2.90	0.85	1.41

Total From Investment Operations	2.77	0.74	1.28
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—

Total Dividends and Distributions	(0.28)	(0.07)	—

Net Asset Value, End of Period	$11.88	$9.39	$8.72

Total Return	30.22%	8.46%	17.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$871	$528	$156
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(1.30)%	(1.18)%	(1.60)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$9.08	$8.43	$7.20		$7.03		$5.03
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.11)	(0.09)	(0.12)		(0.12)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.81	0.81	1.35		0.29		2.10

Total From Investment Operations	2.70	0.72	1.23		0.17		2.00
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$11.50	$9.08	$8.43		$7.20		$7.03

Total Return(d)	30.49%	8.51%	17.08%		2.42%		39.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$38,498	$27,963	$22,011		$15,436		$9,625
Ratio of Expenses to Average Net Assets	1.72%	1.78%	1.89%		1.92%		1.95%
Ratio of Gross Expenses to Average Net Assets( e)	—%	1.78%	1.89%		2.02	%(b)	2.72	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.13)%	(1.02)%	(1.51)%		(1.63)%		(1.73)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)	163.7%		163.3%

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period	$9.56	$8.80	$7.45		$7.20		$5.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.04)	(0.02)	(0.06)		(0.04)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.97	0.85	1.41		0.29		2.14

Total From Investment Operations	2.93	0.83	1.35		0.25		2.10
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$12.21	$9.56	$8.80		$7.45		$7.20

Total Return	31.39%	9.41%	18.12%		3.47%		41.18%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$536,957	$324,293	$275,439		$9		$8
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%		0.89%		0.99%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.00	%(b)	1.00	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.42)%	(0.22)%	(0.65)%		(0.60)%		(0.76)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)	163.7%		163.3%

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.79	$9.04	$7.67		$7.43		$5.26
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)	(0.05)	(0.07)		(0.07)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	3.05	0.87	1.44		0.31		2.24

Total From Investment Operations	2.98	0.82	1.37		0.24		2.17
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$12.49	$9.79	$9.04		$7.67		$7.43

Total Return	31.16%	9.05%	17.86%		3.23%		41.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$20,495	$27,099	$10,711		$8,533		$7,384
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%		1.15%		1.24%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.26	%(b)	1.26	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.67)%	(0.48)%	(0.88)%		(0.86)%		(1.03)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)	163.7%		163.3%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period	$9.69	$8.95	$7.61		$7.38		$5.25
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.09)	(0.08)	(0.09)		(0.08)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	3.02	0.89	1.43		0.31		2.20

Total From Investment Operations	2.93	0.81	1.34		0.23		2.13
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$12.34	$9.69	$8.95		$7.61		$7.38

Total Return	30.96%	9.03%	17.61%		3.12%		40.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$27,327	$17,680	$226		$124		$408
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%		1.24%		1.37%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.38	%(b)	1.38	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.80)%	(0.77)%	(1.01)%		(0.99)%		(1.14)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)	163.7%		163.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.

(d)	Total return is calculated without the contingent deferred sales charge.

(e)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS MIDCAP GROWTH FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$12.62	$11.80	$10.16	$10.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.06)	(0.07)	(0.10)	(0 .04)
Net Realized and Unrealized Gain (Loss) on Investments	2.08	1.61	1.74	(0.04)

Total From Investment Operations	2.02	1.54	1.64	(0.08)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—	—

Total Dividends and Distributions	(1.59)	(0.72)	—	—

Net Asset Value, End of Period	$13.05	$12.62	$11.80	$10.16

Total Return	17.50%	13.38%	16.14%	(0 .78	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,329	$2,601	$1,206	$735
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%	1.44	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1 57	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.52)%	(0.59)%	(0.88)%	(0.86	)%(d)
Portfolio Turnover Rate	120.6%	133.4%	84.5%	91.1	%(d)

	2007	2006	2005	2004(a)
PARTNERS MIDCAP GROWTH FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$12.56	$11.77	$10.15	$10.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.09)	(0.09)	(0.12)	(0 .05)
Net Realized and Unrealized Gain (Loss) on Investments	2.08	1.60	1.74	(0.04)

Total From Investment Operations	1.99	1.51	1.62	(0.09)
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .59)	(0.72)	—	—

Total Dividends and Distributions	(1.59)	(0.72)	—	—

Net Asset Value, End of Period	$12.96	$12.56	$11 .77	$10.15

Total Return	17.34%	13.15%	15.96%	(0.88	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,685	$1,729	$522	$241
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1 .75%	1 .72	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1 .75	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.73)%	(0.74)%	(1.05)%	(1.22	)%(d)
Portfolio Turnover Rate	120.6%	133.4%	84.5%	91.l	%(d)

	2007	2006	2005
PARTNERS MIDCAP GROWTH FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$12.57	$11.80	$10.19
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.11)	(0.11)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	2.09	1.60	1.74

Total From Investment Operations	1.98	1.49	1.61
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—

Total Dividends and Distributions	(1.59)	(0.72)	—

Net Asset Value, End of Period	$12.96	$12.57	$11.80

Total Return	17.22%	12.93%	15.80%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,103	$232	$130
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1 .88%
Ratio of Net Investment Income to Average Net Assets	(0.91)%	(0.87)%	(1.09)%
Portfolio Turnover Rate	120.6%	133.4%	84.5%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004(f)
PARTNERS MIDCAP GROWTH FUND I
Institutional shares
Net Asset Value, Beginning of Period	$12.80	$11.90	$10.18	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—	—	(0.03)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.62	1.75	0.22

Total From Investment Operations	2.13	1.62	1.72	0.18
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—	—

Total Dividends and Distributions	(1 .59)	(0.72)	—	—

Net Asset Value, End of Period	$13.34	$12.80	$11.90	$10.18

Total Return	18.18%	13.97%	16.90%	1.80	%(c)

Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$311,595	$249,162	$250,351	$128,884
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	0 .98	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.02%	0.01%	(0.30)%	(0.49	)%(d)
Portfolio Turnover Rate	120.6%	133.4%	84.5%	91.l	%(d)

	2007	2006	2005	2004(a)
PARTNERS MIDCAP GROWTH FUND I
Preferred shares
Net Asset Value, Beginning of Period	$12.73	$11.87	$10.17	$10.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.04)	(0.03)	(0.06)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.61	1.76	(0.04)

Total From Investment Operations	2.09	1.58	1.70	(0.07)
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .59)	(0.72)	—	—

Total Dividends and Distributions	(1 .59)	(0.72)	—	—

Net Asset Value, End of Period	$13.23	$12.73	$11.87	$10.17

Total Return	17.94%	13.65%	16.72%	(0.68	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,921	$1,295	$1,016	$161
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%	1.23	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.26	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.29)%	(0.28)%	(0.56)%	(0.67	)%(d)
Portfolio Turnover Rate	120.6%	133.4%	84.5%	91.1	%(d)

	2007	2006	2005	2004(a)
PARTNERS MIDCAP GROWTH FUND I
Select shares
Net Asset Value, Beginning of Period	$12.67	$11.83	$10.17	$10.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .05)	(0.05)	(0.08)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.61	1.74	(0.03)

Total From Investment Operations	2.08	1.56	1.66	(0.07)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—	—

Total Dividends and Distributions	(1 .59)	(0.72)	—	—

Net Asset Value, End of Period	$13.16	$12.67	$11.83	$10.17

Total Return	17.95%	13.52%	16.32%	(0.68	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,603	$1,065	$314	$10
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%	1 .35	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1 .38	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.40)%	(0.40)%	(0.70)%	(0.86	)%(d)
Portfolio Turnover Rate	120.6%	133.4%	84 .5%	91.1	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.

(f)	Period from December 29, 2003, date operations commenced, through October 31, 2004.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period	$11.72	$10.70	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.10)	(0.10)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.30	1.16	0.78

Total From Investment Operations	1.20	1.06	0.70
Less Dividends and Distributions:
Distributions from Realized Gains	(119)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.73	$11.72	$10.70

Total Return	10.64%	9.95%	7 .00	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,328	$9,831	$1,289
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.91)%	(0.88)%	(0.95	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Advisors Select shares
Net Asset Value, Beginning of Period	$11.68	$10.69	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.12)	(0.10)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.30	1.13	0.79

Total From Investment Operations	1.18	1.03	0.69
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.67	$11.68	$10.69

Total Return	10.49%	9.67%	6.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,641	$1 ,707	$210
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75	%(d)
Ratio of Net Investment Income to Average Net Assets	(1.09)%	(0.89)%	(1.15	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period	$11.66	$10.68	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.14)	(0.14)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	1.29	1.16	0.79

Total From Investment Operations	1.15	1.02	0.68
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.l9)	(0.04)	—

Net Asset Value, End of Period	$11.62	$11.66	$10.68

Total Return	10.24%	9.59%	6.80	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,131	$1,958	$47
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1 .88	%(d)
Ratio of Net Investment Income to Average Net Assets	(1.22)%	(1.20)%	(1.28	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Institutional shares
Net Asset Value, Beginning of Period	$11.90	$10.80	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.04)	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.32	1.16	0.83

Total From Investment Operations	1.28	1.14	0.80
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.99	$11.90	$10.80

Total Return	11.20%	1060%	8.00	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$540,371	$538,894	$445,559
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1 .00	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.34)%	(0.14)%	(0.29	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Preferred shares
Net Asset Value, Beginning of Period	$11.79	$10.73	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.07)	(0.06)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.31	1.16	0.78

Total From Investment Operations	1.24	1.10	0.73
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.84	$11.79	$10.73

Total Return	10.94%	10.29%	7.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,786	$5,270	$1,000
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1 .26	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.60)%	(0.48)%	(0.55	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Select shares
Net Asset Value, Beginning of Period	$11.75	$10.71	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.30	1.16	0.79

Total From Investment Operations	1.22	1.08	0.71
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.78	$11.75	$10.71

Total Return	10.79%	10.12%	7.10	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,097	$7,179	$808
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.72)%	(0.66)%	(0.88	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

(a)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$15.79	$14.93	$13.84	$12.03		$9.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.02	(0.05)	(0.05)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.22	2.17	2.12	2.02		2.69

Total From Investment Operations	1.26	2.19	2.07	1.97		2.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	—	—	—		—
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.32)	(1.33)	(0.98)	(0.16)		—

Net Asset Value, End of Period	$15.73	$15.79	$14.93	$13.84		$12.03

Total Return	8.16%	15.37%	15.44%	16.53%		28.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$35,378	$31,636	$19,278	$6,176		$3,305
Ratio of Expenses to Average Net Assets	1.56%	1.57%	1.57%	1.54%		1.55%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.57	%(b)	1.57	%(b)
Ratio of Net Investment Income to Average Net Assets	0.25%	0.16%	(0.34)%	(0.37)%		(0.46)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$15.38	$14.60	$13.57	$11.82		$9.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01	—	(0.07)	(0.07)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.18	2.11	2.08	1.98		2.65

Total From Investment Operations	1.19	2.11	2.01	1.91		2.58
Less Dividends and Distributions:
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.29)	(1.33)	(0.98)	(0.16)		—

Net Asset Value, End of Period	$15.28	$15.38	$14.60	$13.57		$11.82

Total Return	7.93%	15.16%	15.29%	16.31%		27.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,123	$23,997	$19,167	$5,874		$2,962
Ratio of Expenses to Average Net Assets	1.74%	1.75%	1.75%	1.72%		1.73%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.75	%(b)	1 75	%(b)
Ratio of Net Investment Income to Average Net Assets	0.07%	(0.02)%	(0.52)%	(0.54)%		(0.67)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%

	2007	2006	2005
PARTNERS MIDCAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$15.81	$14.99	$13.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)	(0.03)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	1.22	2.18	2.16

Total From Investment Operations	1.21	2.15	2.04
Less Dividends and Distributions:
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)

Total Dividends and Distributions	(1.29)	(1.33)	(0.98)

Net Asset Value, End of Period	$15.73	$15.81	$14.99

Total Return	7.84%	15.02%	15.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,940	$1,365	$145
Ratio of Expenses to Average Net Assets	1.87%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.07)%	(0.17)%	(0.78)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$15.21	$14.46	$13.46	$11.75		$9.21
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	(0.01)	(0.09)	(0.10)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	1.17	2.09	2.07	1.97		2.63

Total From Investment Operations	1.21	2.08	1.98	1.87		2.54
Less Dividends and Distributions:
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.29)	(1.33)	(0.98)	(0.16)		—

Net Asset Value, End of Period	$15.13	$15.21	$14.46	$13.46		$11.75

Total Return(c)	8.17%	15.09%	15.19%	16.06%		27.58%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$99,206	$95,782	$75,737	$32,930		$12,295
Ratio of Expenses to Average Net Assets	1.59%	1.80%	1.85%	1.93%		1.94%
Ratio of Gross Expenses to Average Net Assets(d)	—%	1.80%	1.85%	1.96	%(b)	2.49	%(b)
Ratio of Net Investment Income to Average Net Assets	0.23%	(0.07)%	(0.61)%	(0.77)%		(0.89)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%

	2007	2006	2005	2004	2003
PARTNERS MIDCAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$16.05	$15.12	$13.92	$12.04	$9.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.11	0.03	0.02	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.23	2.19	2.15	2.03	2.69

Total From Investment Operations	1.36	2.30	2.18	2.05	2.70
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.04)		(0.01)
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)	—

Total Dividends and Distributions	(1.41)	(1.37)	(0.98)	(0.17)	—

Net Asset Value, End of Period	$16.00	$16.05	$15.12	$13.92	$12.04

Total Return	8.75%	16.01%	16.18%	17.15%	28.91%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$491,544	$466,928	$390,104	$215,174	$78,679
Ratio of Expenses to Average Net Assets	0.99%	1.00%	1.00%	0.97%	0.98%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00%	1.00	%(b)
Ratio of Net Investment Income to Average Net Assets	0.82%	0.73%	0.23%	0.19%	0.07%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%	49.7%

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$15.88	$14.97	$13.83	$11.98		$9.33
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09	0.07	—	(0.01)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.22	2.18	2.12	2.02		2.67

Total From Investment Operations	1.31	2.25	2.12	2.01		2.65
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.01)	—	—		—
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.37)	(1.34)	(0.98)	(0.16)		—

Net Asset Value, End of Period	$15.82	$15.88	$14.97	$13.83		$11.98

Total Return	8.48%	15.74%	15.83%	16.93%		28.40%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,701	$23,731	$20,643	$5,440		$3,154
Ratio of Expenses to Average Net Assets	1.25%	1.26%	1.26%	1.23%		1.24%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1 26	%(b)	1 26	%(b)
Ratio of Net Investment Income to Average Net Assets	0.55%	0.47%	(0.02)%	(0.05)%		(0.18)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$15.76	$14.88	$13.77	$11.95		$9.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.05	(0.02)	(0.01)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.22	2.16	2.11	1.99		2.67

Total From Investment Operations	1.29	2.21	2.09	1.98		2.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)	—	—	—		—
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.35)	(1.33)	(0.98)	(0.16)		—

Net Asset Value, End of Period	$15.70	$15.76	$14.88	$13.77		$11.95

Total Return	8.40%	15.57%	15.67%	16.72%		28.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$23,354	$16,598	$11,180	$945		$1,565
Ratio of Expenses to Average Net Assets	1.37%	1.38%	1.38%	1.35%		1.36%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.38	%(b)	1.38	%(b)
Ratio of Net Investment Income to Average Net Assets	0.43%	0.34%	(0.15)%	(0.11)%		(0.29)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
     Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS MIDCAP VALUE FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.09	$13.24	$11.43	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.03	0.01	(0.02)	—
Net Realized and Unrealized Gain (Loss) on Investments	1.39	1.96	2.00	0.84

Total From Investment Operations	1.42	1.97	1.98	0.84
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	—	(0.04)	—
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)	—

Total Dividends and Distributions	(0.69)	(1.12)	(0.17)	—

Net Asset Value, End of Period	$14.82	$14.09	$13.24	$11.43

Total Return	10.32%	15.84%	17.53%	7.93	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,303	$11,180	$1,696	$339
Ratio of Expenses to Average Net Assets	1.56%	1.57%	1.57%	1.57	%(d)
Ratio of Net Investment Income to Average Net Assets	0.19%	0.07%	(0.11)%	(0.08	)%(d)
Portfolio Turnover Rate	81.8%	52.4%	59.4%	66.0	%(d)

	2007	2006	2005	2004(a)
PARTNERS MIDCAP VALUE FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$14.03	$13.21	$11.43	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—	(0.01)	(0.04)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.38	1.95	1.99	0.85

Total From Investment Operations	1.38	1.94	1.95	0.84
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.04)	—
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)	—

Total Dividends and Distributions	(0.68)	(1.12)	(0.17)	—

Net Asset Value, End of Period	$14.73	$14.03	$13.21	$11.43

Total Return	10.09%	15.62%	17.25%	7.93	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,485	$4,132	$870	$11
Ratio of Expenses to Average Net Assets	1.74%	1.75%	1.75%	1.75	%(d)
Ratio of Net Investment Income to Average Net Assets	0.02%	(0.11)%	(0.28)%	(0.21	)%(d)
Portfolio Turnover Rate	81.8%	52.4%	59.4%	66.0	%(d)

	2007	2006	2005
PARTNERS MIDCAP VALUE FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.04	$13.24	$11.45
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.02)	(0.03)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.38	1.95	2.02

Total From Investment Operations	1.36	1.92	1.96
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.04)
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)

Total Dividends and Distributions	(0.68)	(1.12)	(0.17)

Net Asset Value, End of Period	$14.72	$14.04	$13.24

Total Return	9.94%	15.43%	17.29%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,008	$2,189	$272
Ratio of Expenses to Average Net Assets	1.87%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.12)%	(0.25)%	(0.46)%
Portfolio Turnover Rate	81.8%	52.4%	59.4%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004(e)
PARTNERS MIDCAP VALUE FUND I
Institutional shares
Net Asset Value, Beginning of Period	$14.22	$13.34	$11.46	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.11	0.09	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.40	1.96	2.00	1.41

Total From Investment Operations	1.51	2.05	2.06	1.46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.05)	(0.05)	—
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)	—

Total Dividends and Distributions	(0.77)	(1.17)	(0.18)	—

Net Asset Value, End of Period	$14.96	$14.22	$13.34	$11.46

Total Return	10.95%	16.44%	18.16%	14.60	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$942,226	$729,727	$515,611	$302,583
Ratio of Expenses to Average Net Assets	0.99%	1.00%	1.00%	1.00	%(d)
Ratio of Net Investment Income to Average Net Assets	0.77%	0.68%	0.49%	0.57	%(d)
Portfolio Turnover Rate	81.8%	52.4%	59.4%	66.0	%(d)

	2007	2006	2005	2004(a)
PARTNERS MIDCAP VALUE FUND I
Preferred shares
Net Asset Value, Beginning of Period	$14.17	$13.30	$11.45	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.08	0.05	0.02	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.39	1.96	2.00	0.84

Total From Investment Operations	1.47	2.01	2.02	0.86
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.02)	(0.04)	—
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)	—

Total Dividends and Distributions	(0.73)	(1.14)	(0.17)	—

Net Asset Value, End of Period	$14.91	$14.17	$13.30	$11.45

Total Return	10.69%	16.11%	17.89%	8.12	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,984	$10,085	$1,114	$57
Ratio of Expenses to Average Net Assets	1.25%	1.26%	1.26%	1.26	%(d)
Ratio of Net Investment Income to Average Net Assets	0.51%	0.38%	0.13%	0.34	%(d)
Portfolio Turnover Rate	81.8%	52.4%	59.4%	66.0	%(d)

	2007	2006	2005	2004(a)
PARTNERS MIDCAP VALUE FUND I
Select shares
Net Asset Value, Beginning of Period	$14.13	$13.27	$11.44	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.05	0.03	(0.04)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.39	1.96	2.04	0.84

Total From Investment Operations	1.44	1.99	2.00	0.85
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.01)	(0.04)	—
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)	—

Total Dividends and Distributions	(0.71)	(1.13)	(0.17)	—

Net Asset Value, End of Period	$14.86	$14.13	$13.27	$11.44

Total Return	10.51%	15.94%	17.71%	8.03	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,738	$4,938	$891	$11
Ratio of Expenses to Average Net Assets	1.37%	1.38%	1.38%	1.38	%(d)
Ratio of Net Investment Income to Average Net Assets	0.37%	0.24%	(0.27)%	0.16	%(d)
Portfolio Turnover Rate	81.8%	52.4%	59.4%	66.0	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Period from December 29, 2003, date operations commenced, through October 31, 2004.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$16.50	$16.29	$14.80	$13.56		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.09)	(0.08)	(0.07)	(0.05)		(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.39	1.44	1.83	2.10		3.62

Total From Investment Operations	1.30	1.36	1.76	2.05		3.56
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)	—		—
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)	(0.81)		—

Total Dividends and Distributions	(1.70)	(1.15)	(0.27)	(0.81)		—

Net Asset Value, End of Period	$16.10	$16.50	$16.29	$14.80		$13.56

Total Return	8.31%	8.52%	11.98%	15.88%		35.60	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,443	$3,580	$2,945	$158		$136
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%	1.54%		1.54	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.57	%(e)	1.57	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.58)%	(0.50)%	(0.43)%	(0.39)%		(0.60)	%(d)
Portfolio Turnover Rate	100.1%	109.8%	110.2%	117.5%		111.5	%(d)

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$16.37	$16.19	$14.74	$13.54		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.12)	(0.11)	(0.11)	(0.09)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.38	1.44	1.83	2.10		3.61

Total From Investment Operations	1.26	1.33	1.72	2.01		3.54
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)	—		—
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)	(0.81)		—

Total Dividends and Distributions	(1.70)	(1.15)	(0.27)	(0.81)		—

Net Asset Value, End of Period	$15.93	$16.37	$16.19	$14.74		$13.54

Total Return	8.11%	8.38%	11.74%	15.59%		35.40	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$860	$1,265	$965	$83		$135
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.72%		1.72	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.75	%(e)	1.75	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.77)%	(0.67)%	(0.66)%	(0.66)%		(0.79	)%(d)
Portfolio Turnover Rate	100.1%	109.8%	110.2%	117.5%		111.5	%(d)

	2007	2006	2005
PARTNERS SMALLCAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$16.58	$16.41	$15.02
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.14)	(0.13)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	1.39	1.45	1.79

Total From Investment Operations	1.25	1.32	1.66
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)

Total Dividends and Distributions	(1.70)	(1.15)	(0.27)

Net Asset Value, End of Period	$16.13	$16.58	$16.41

Total Return	7.93%	8.20%	11.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$213	$166	$41
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.89)%	(0.82)%	(0.83)%
Portfolio Turnover Rate	100.1%	109.8%	110.2%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period	$16.86	$16.54	$14.95	$13.62		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—	0.01	—	0.07		—
Net Realized and Unrealized Gain (Loss) on Investments	1.43	1.47	1.87	2.07		3.62

Total From Investment Operations	1.43	1.48	1.87	2.14		3.62
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.01)	(0.03)	—		—
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)	(0.81)		—

Total Dividends and Distributions	(1.71)	(1.16)	(0.28)	(0.81)		—

Net Asset Value, End of Period	$16.58	$16.86	$16.54	$14.95		$13.62

Total Return	8.94%	9.14%	12.59%	16.50%		36.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$171,101	$220,551	$235,767	$159,678		$4,868
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	0.94%		0.97	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00	%(e)	1.00	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.02)%	0.08%	0.01%	0.53%		(0.04	)%(d)
Portfolio Turnover Rate	100.1%	109.8%	110.2%	117.5%		111.5	%(d)

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period	$16.70	$16.42	$14.88	$13.59		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.04)	(0.03)	(0.03)	(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.41	1.46	1.85	2.13		3.62

Total From Investment Operations	1.37	1.43	1.82	2.10		3.59
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)	—		—
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)	(0.81)		—
Total Dividends and Distributions	(1.70)	(1.15)	(0.28)	(0.81)		—
Net Asset Value, End of Period	$16.37	$16.70	$16.42	$14.88		$13.59

Total Return	8.65%	8.90%	12.28%	16.23%		35.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$348	$315	$276	$71		$136
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%	1.23%		1.23	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.26	%(e)	1.26	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.26)%	(0.18)%	(0.21)%	(0.18)%		(0.30	)%(d)
Portfolio Turnover Rate	100.1%	109.8%	110.2%	117.5%		111.5	%(d)

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period	$16.62	$16.37	$14.85	$13.58		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.06)	(0.05)	(0.06)	(0.03)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.40	1.45	1.86	2.11		3.62

Total From Investment Operations	1.34	1.40	1.80	2.08		3.58
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)	—		—
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)	(0.81)		—

Total Dividends and Distributions	(1.70)	(1.15)	(0.28)	(0.81)		—

Net Asset Value, End of Period	$16.26	$16.62	$16.37	$14.85		$13.58

Total Return	8.50%	8.74%	12.16%	16.09%		35.80% (c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$937	$1,004	$355	$161		$136
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%	1.35%		1.35	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.38	%(e)	1.38	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.40)%	(0.30)%	(0.36)%	(0.20)%		(0.42	)%(d)
Portfolio Turnover Rate	100.1%	109.8%	110.2%	117.5%		111.5	%(d)

(a)	Period from December 30, 2002, date operations commenced, through October 31, 2003.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.
See accompanying notes.

Financial Highlights
Principal Investors Fund,Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.25	$8.37	$7.62	$7.00		$5.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.12)	(0.13)	(0.12)	(0.11)		(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.65	1.01	0.87	0.73		2.00

Total From Investment Operations	2.53	0.88	0.75	0.62		1.92
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$11.38	$9.25	$8.37	$7.62		$7.00

Total Return	28.30%	10.51%	9.84%	8.86%		37.80%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,315	$2,583	$1,889	$2,579		$2,446
Ratio of Expenses to Average Net Assets	1.67%	1.67%	1.67%	1.67%		1.66%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.67	%(b)	1.67	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.19)%	(1.37)%	(1.42)%	(1.49)%		(1.45)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%	94.6%		333.6%

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$9.15	$8.30	$7.57	$6.96		$5.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.14)	(0.14)	(0.13)	(0.12)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	2.61	0.99	0.86	0.73		1.99

Total From Investment Operations	2.47	0.85	0.73	0.61		1.90
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$11.22	$9.15	$8.30	$7.57		$6.96

Total Return	27.94%	10.24%	9.64%	8.76%		37.55%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,040	$891	$878	$754		$1,136
Ratio of Expenses to Average Net Assets	1.85%	1.85%	1.85%	1.85%		1.84%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.85	%(b)	1.85	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.37)%	(1.56)%	(1.60)%	(1.67)%		(1.63)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%	94.6%		333.6%

	2007	2006	2005
PARTNERS SMALLCAP GROWTH FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.38	$8.52	$7.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.15)	(0.16)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	2.67	1.02	0.87

Total From Investment Operations	2.52	0.86	0.73
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—

Total Dividends and Distributions	(0.40)	—	—

Net Asset Value, End of Period	$11.50	$9.38	$8.52

Total Return	27.78%	10.09%	9.37%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$202	$43	$41
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.98%
Ratio of Net Investment Income to Average Net Assets	(1.50)%	(1.69)%	(1.73)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Class J shares
Net Asset Value, Beginning of Period	$8.83	$8.02	$7.33	$6.75		$4.92
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.15)	(0.16)	(0.14)	(0.13)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.51	0.97	0.83	0.71		1.93

Total From Investment Operations	2.36	0.81	0.69	0.58		1.83
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$10.79	$8.83	$8.02	$7.33		$6.75

Total Return(c)	27.71%	10.10%	9.41%	8.59%		37.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,437	$9,581	$8,323	$8,026		$5,932
Ratio of Expenses to Average Net Assets	2.02%	2.05%	2.05%	2.05%		2.05%
Ratio of Gross Expenses to Average Net Assets(d)	—%	2.08%	2.21%	2.24	%(b)	3.39	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.56)%	(1.76)%	(1.80)%	(1.86)%		(1.85)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%	94.6%		333.6%

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Institutional shares
Net Asset Value, Beginning of Period	$9.55	$8.59	$7.78	$7.10		$5.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)	(0.08)	(0.07)	(0.07)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.74	1.04	0.88	0.75		2.03

Total From Investment Operations	2.67	0.96	0.81	0.68		1.98
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$11.82	$9.55	$8.59	$7.78		$7.10

Total Return	28.90%	11.18%	10.41%	9.58%		38.67%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$173,460	$95,185	$122,265	$71,754		$60,637
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%		1.09%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.10	%(b)	1.10	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.63)%	(0.82)%	(0.85)%	(0.92)%		(0.89)%
Portfolio Turnover Rate	85.0%	100.3%	91 .5%	94.6%		333 .6%

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Preferred shares
Net Asset Value, Beginning of Period	$9.46	$8.54	$7.75	$7.09		$5.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.09)	(0.10)	(0.09)	(0.09)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.71	1.02	0.88	0.75		2.03

Total From Investment Operations	2.62	0.92	0.79	0.66		1.96
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$11.68	$9.46	$8.54	$7.75		$7.09

Total Return	28.64%	10.77%	10.19%	9.31%		38.21%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,766	$5,360	$4,522	$1,858		$1,682
Ratio of Expenses to Average Net Assets	1.36%	1.36%	1.36%	1.36%		1.35%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1 .36	%(b)	1 .36	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.88)%	(1 .07)%	(1.11)%	(1.18)%		(1.15)%
Portfolio Turnover Rate	85 .0%	100.3%	91.5%	94 .6%		333 .6%
See accompanying notes.

Financial Highlights(Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Select shares
Net Asset Value, Beginning of Period	$9.36	$8.44	$7.68	$7.04		$5.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.10)	(0.11)	(0.10)	(0.10)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.67	1.03	0.86	0.74		2.01

Total From Investment Operations	2.57	0.92	0.76	0.64		1.94
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$11.53	$9.36	$8.44	$7.68		$7.04

Total Return	28.40%	10.90%	9.90%	9.09%		38.04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$934	$465	$93	$54		$706
Ratio of Expenses to Average Net Assets	1.48%	1.48%	1.48%	1.48%		1.47%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.48	%(b)	1.48	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.01)%	(1.18)%	(1.22)%	(1.30)%		(1.26)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%	94.6%		333.6%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.24	$8.66	$7.93		$7.78		$5.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.10)	(0.11)	(0.11)		(0.10)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.54	1.17	1.06		0.29		2.17

Total From Investment Operations	1.44	1.06	0.95		0.19		2.10
Less Dividends and Distributions:
Distributions from Realized Gains:	(0.70)	(0.48)	(0.22)		(0.04)		—

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)		(0.04)		—

Net Asset Value, End of Period	$9.98	$9.24	$8.66		$7.93		$7.78

Total Return	16.55%	12.52%	12.07%		2.50%		36.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,704	$15,126	$10,969		$7,430		$3,480
Ratio of Expenses to Average Net Assets	1.56%	1.57%	1.57%		1.53%		1.52%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.57	%(b)	1.57	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.11)%	(1.19)%	(1.30)%		(1.23)%		(1.14)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)	69.4%		115.9%

	2007	2006	2005		2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Advisors Select shares
Net Asset Value, Beginning of Period	$9.06	$8.51	$7.81		$7.67		$5.66
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.12)	(0.12)	(0.12)		(0.11)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.51	1.15	1.04		0.29		2.11

Total From Investment Operations	1.39	1.03	0.92		0.18		2.01
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)		(0.04)		—

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)		(0.04)		—

Net Asset Value, End of Period	$9.75	$9.06	$8.51		$7.81		$7.67

Total Return	16.31%	12.37%	11.87%		2.41%		35.51%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,348	$13,230	$10,398		$7,045		$2,162
Ratio of Expenses to Average Net Assets	1.74%	1.75%	1.75%		1.71%		1.72%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.75	%(b)	1.75	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.29)%	(1.37)%	(1.47)%		(1.42)%		(1.39)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)	69.4%		115.9%

	2007	2006	2005
PARTNERS SMALLCAP GROWTH FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.38	$8.81	$8.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.14)	(0.14)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	1.19	1.07

Total From Investment Operations	1.44	1.05	0.93
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)

Net Asset Value, End of Period	$10.12	$9.38	$8.81

Total Return	16.29%	12.17%	11.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,945	$770	$57
Ratio of Expenses to Average Net Assets	1.87%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(1.43)%	(1.50)%	(1.61)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund,Inc.

	2007	2006	2005		2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Class J shares
Net Asset Value, Beginning of Period	$8.68	$8.19	$7.54		$7.44		$5.47
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.12)	(0.13)	(0.14)		(0.13)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.45	1.10	1.01		0.27		2.07

Total From Investment Operations	1.33	0.97	0.87		0.14		1.97
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)		(0.04)		–

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)		(0.04)		–

Net Asset Value, End of Period	$9.31	$8.68	$8.19		$7.54		$7.44

Total Return( d)	16.33%	12.12%	11.63%		1.94%		36.01%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$27,431	$18,405	$9,483		$6,025		$3,303
Ratio of Expenses to Average Net Assets	1.84%	1.93%	2.05%		2.05%		2.03%
Ratio of Gross Expenses to Average Net Assets(e)	–%	–%	2.14%		2 .30	%(b)	3.66	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.39)%	(1.55)%	(1.78)%		(1.75)%		(1.64)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)	69.4%		115.9%

	2007	2006	2005		2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Institutional shares
Net Asset Value, Beginning of Period	$9.54	$8.88	$8.08		$7.88		$5.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)	(0.06)	(0.06)		(0.05)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.60	1.20	1.08		0.29		2.20

Total From Investment Operations	1.55	1.14	1.02		0.24		2.16
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)		(0.04)		–

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)		(0.04)		–

Net Asset Value, End of Period	$10.39	$9.54	$8.88		$8.08		$7.88

Total Return	17.22%	13.13%	12.73%		3.11%		37.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$577,388	$524,636	$387,864		$264,397		$162,128
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%		0.96%		0.95%
Ratio of Gross Expenses to Average Net Assets	–%	–%	–%		1 .00	%(b)	1.00	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.54)%	(0.62)%	(0.72)%		(0.66)%		(0.57)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)	69.4%		115.9%

	2007	2006	2005		2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Preferred shares
Net Asset Value, Beginning of Period	$9.41	$8.78	$8.01		$7.83		$5.71
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.08)	(0.08)	(0.08)		(0.07)		(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	1.19	1.07		0.29		2.18

Total From Investment Operations	1.50	1.11	0.99		0.22		2.12
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)		(0.04)		–

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)		(0.04)		–

Net Asset Value, End of Period	$10.21	$9.41	$8.78		$8.01		$7.83

Total Return	16.91%	12.93%	12.46%		2.87%		37.13%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$40,400	$28,224	$10,930		$8,356		$1,799
Ratio of Expenses to Average Net Assets	1.25%	1.26%	1.26%		1.22%		1.21%
Ratio of Gross Expenses to Average Net Assets	–%	–%	–%		1 .26	%(b)	1.26	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.80)%	(0.88)%	(0.99)%		(0.93)%		(0.83)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)	69.4%		115.9%
See accompanying notes.

Financial Highlights(Continued)
Principal Investors Fund,Inc.

	2007	2006	2005		2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Select shares
Net Asset Value, Beginning of Period	$9.31	$8.70	$7.96		$7.78		$5.70
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.09)	(0.09)	(0.09)		(0.08)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	1.57	1.18	1.05		0.30		2.17

Total From Investment Operations	1.48	1.09	0.96		0.22		2.08
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)		(0.04)		—

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)		(0.04)		—

Net Asset Value, End of Period	$10.09	$9.31	$8.70		$7.96		$7.78

Total Return	16.87%	12.81%	12.15%		2.89%		36.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,794	$5,463	$1,739		$1,652		$87
Ratio of Expenses to Average Net Assets	1.37%	1.38%	1.38%		1.34%		1.31%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1 .38	%(b)	1.38	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.93)%	(0.99)%	(1.11)%		(1.06)%		(0.84)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)	69.4%		115.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.

(d)	Total return is calculated without the contingent deferred sales charge.

(e)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund,Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP GROWTH FUND III
Advisors Preferred shares
Net Asset Value, Beginning of Period	$12.55	$10.90	$9.59	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.15)	(0.14)	(0.15)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.04	2.31	1.46	(0.36)

Total From Investment Operations	1.89	2.17	1.31	(0.41)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	–	–

Total Dividends and Distributions	(1.21)	(0.52)	–	–

Net Asset Value, End of Period	$13.23	$12.55	$10.90	$9.59

Total Return	16.25%	20.44%	13.66%	(4 .10	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,654	$787	$397	$10
Ratio of Expenses to Average Net Assets	1.67%	1.67%	1.67%	1 .55	%(d)
Ratio of Gross Expenses to Average Net Assets	–%	–%	–%	1 .67	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(1.23)%	(1.15)%	(1.39)%	(1 .25	)%(d)
Portfolio Turnover Rate	142.8%	88.3%	84.0%	51 .3	%(d)

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP GROWTH FUND III
Advisors Select shares
Net Asset Value, Beginning of Period	$12.50	$10.87	$9.59	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.17)	(0.16)	(0.17)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.03	2.31	1.45	(0.36)

Total From Investment Operations	1.86	2.15	1.28	(0.41)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	–	–

Total Dividends and Distributions	(1.21)	(0.52)	–	–

Net Asset Value, End of Period	$13.15	$12.50	$10.87	$9.59

Total Return	16.06%	20.30%	13.35%	(4 .10	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$904	$756	$97	$9
Ratio of Expenses to Average Net Assets	1.85%	1.85%	1.85%	1 .73	%(d)
Ratio of Gross Expenses to Average Net Assets	–%	–%	–%	1 .85	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(1.41)%	(1.35)%	(1.58)%	(1 .43	)%(d)
Portfolio Turnover Rate	142.8%	88.3%	84.0%	51 .3	%(d)

	2007	2006	2005
PARTNERS SMALLCAP GROWTH FUND III
Advisors Signature shares
Net Asset Value, Beginning of Period	$12.50	$10.89	$9.66
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.19)	(0.20)	(0.18)
Net Realized and Unrealized Gain (Loss) on Investments	2.03	2.33	1.41

Total From Investment Operations	1.84	2.13	1.23
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	–

Total Dividends and Distributions	(1.21)	(0.52)	–

Net Asset Value, End of Period	$13.13	$12.50	$10.89

Total Return	15.89%	20.08%	12.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$818	$774	$11
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.98%
Ratio of Net Investment Income to Average Net Assets	(1.54)%	(1.62)%	(1.70)%
Portfolio Turnover Rate	142.8%	88.3%	84.0%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP GROWTH FUND III
Institutional shares
Net Asset Value, Beginning of Period	$12.73	$10.99	$9.62	$1 0.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)	(0.07)	(0.09)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	2.33	1.46	(0.35)

Total From Investment Operations	1.99	2.26	1.37	(0.38)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	—	—

Total Dividends and Distributions	(1.21)	(0.52)	—	—

Net Asset Value, End of Period	$13.51	$12.73	$10.99	$9.62

Total Return	16.86%	21.12%	14.24%	(3.80	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$353,376	$233,207	$130,356	$4,770
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	0.98	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.10	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.66)%	(0.59)%	(0.82)%	(0.68	)%(d)
Portfolio Turnover Rate	142.8%	88.3%	84.0%	51.3	%(d)

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP GROWTH FUND III
Preferred shares
Net Asset Value, Beginning of Period	$12.64	$10.95	$9.61	$1 0.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.11)	(0.10)	(0.12)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.06	2.31	1.46	(0.35)

Total From Investment Operations	1.95	2.21	1.34	(0.39)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	—	—

Total Dividends and Distributions	(1.21)	(0.52)	—	—

Net Asset Value, End of Period	$13.38	$12.64	$10.95	$9.61

Total Return	16.64%	20.72%	13.94%	(3.90	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,268	$2,271	$1,523	$10
Ratio of Expenses to Average Net Assets	1.36%	1.36%	1.36%	1.26	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.36	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.92)%	(0.85)%	(1.11)%	(0.96	)%(d)
Portfolio Turnover Rate	142.8%	88.3%	84.0%	51.3	%(d)

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP GROWTH FUND III
Select shares
Net Asset Value, Beginning of Period	$12.61	$10.93	$9.60	$1 0.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.13)	(0.12)	(0.13)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.05	2.32	1.46	(0.36)

Total From Investment Operations	1.92	2.20	1.33	(0.40)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	—	—

Total Dividends and Distributions	(1.21)	(0.52)	—	—

Net Asset Value, End of Period	$13.32	$12.61	$10.93	$9.60
Total Return	16.43%	20.67%	13.85%	(4.00	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$677	$332	$11	$10
Ratio of Expenses to Average Net Assets	1.48%	1.48%	1.48%	1.36	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.48	%(d),(e)
Ratio of Net Investment Income to Average Net Assets.	(1.04)%	(1.03)%	(1.21)%	(1.06	)%(d)
Portfolio Turnover Rate	142.8%	88.3%	84.0%	51.3	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$17.55	$16.79	$14.74	$1 3.02		$9.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.06)	(0.10)	(0.08)	(0.07)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	0.75	2.18	2.13	1.79		3.67

Total From Investment Operations	0.69	2.08	2.05	1.72		3.60
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$14.98	$17.55	$16.79	$14.74		$13.02

Total Return	3.97%	12.98%	13.91%	13.22%		38.18%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,055	$8,631	$6,150	$5,963		$4,284
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%	1.54%		1.57%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.57	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.38)%	(0.57)%	(0.47)%	(0.50)%		(0.62)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$17.34	$16.63	$14.62	$12.94		$9.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.09)	(0.12)	(0.11)	(0.10)		(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	0.74	2.15	2.12	1.78		3.63

Total From Investment Operations	0.65	2.03	2.01	1.68		3.55
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$14.73	$17.34	$16.63	$1 4.62		$12.94

Total Return	3.77%	12.79%	13.75%	12.99%		37.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,092	$3,060	$2,865	$2,738		$2,028
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.72%		1.75%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.75	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.57)%	(0.75)%	(0.65)%	(0.68)%		(0.80)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

	2007	2006	2005
PARTNERS SMALLCAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$17.82	$17.07	$15.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.11)	(0.14)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	0.76	2.21	2.05

Total From Investment Operations	0.65	2.07	1.92
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—

Total Dividends and Distributions	(3.26)	(1.32)	—

Net Asset Value, End of Period	$15.21	$17.82	$17.07

Total Return	3.64%	12.69%	12.67%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$311	$263	$11
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.69)%	(0.85)%	(0.78)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$17.16	$16.49	$14.53	$12.89		$9.46
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.10)	(0.15)	(0.14)	(0.13)		(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	0.74	2.14	2.10	1.77		3.63

Total From Investment Operations	0.64	1.99	1.96	1.64		3.52
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$14.54	$17.16	$16.49	$14.53		$12.89

Total Return(c)	3.73%	12.65%	13.49%	12.73%		37.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,675	$11,900	$10,055	$6,843		$5,962
Ratio of Expenses to Average Net Assets	1.87%	1.91%	1.95%	1.95%		1.95%
Ratio of Gross Expenses to Average Net Assets(d)	—%	1.91%	2.05%	2 .11	%(b)	2.57%
Ratio of Net Investment Income to Average Net Assets	(0.68)%	(0.90)%	(0.85)%	(0.90)%		(1.00)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$18.14	$17.22	$15.03	$13.21		$9.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.03	—	0.02	0.01		—
Net Realized and Unrealized Gain (Loss) on Investments	0.78	2.24	2.17	1.81		3.70

Total From Investment Operations	0.81	2.24	2.19	1.82		3.70
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	—	—		—
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$15.69	$18.14	$17.22	$15.03		$13.21

Total Return	4.61%	13.65%	14.60%	13.79%		38.87%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$162,045	$237,056	$287,753	$231,413		$174,262
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	0.97%		1.00%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00%	(b)	—%
Ratio of Net Investment Income to Average Net Assets	0.18%	0.00%	0.09%	0.07%		(0.04)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$17.90	$17.05	$14.92	$13.14		$9.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)	(0.04)	(0.03)	(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.76	2.21	2.16	1.81		3.70

Total From Investment Operations	0.75	2.17	2.13	1.78		3.67
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$15.39	$17.90	$17.05	$14.92		$13.14

Total Return	4.29%	13.34%	14.28%	13.56%		38.71%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,463	$18,485	$17,400	$14,537		$12,008
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%	1.24%		1.26%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.26	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.08)%	(0.26)%	(0.17)%	(0.19)%		(0.31)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$17.72	$16.92	$14.83	$13.08		$9.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.06)	0.01	(0.04)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.76	2.18	2.08	1.79		3.67

Total From Investment Operations	0.73	2.12	2.09	1.75		3.63
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$15.19	$17.72	$16.92	$14.83		$13.08

Total Return	4.20%	13.13%	14.09%	13.39%		38.37%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,002	$511	$375	$24		$16
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%	1.35%		1.38%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	(1.38	)%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.16)%	(0.37)%	0.09%	(0.31)%		(0.43)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP VALUE FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$18.70	$17.15	$15.83	$13.92		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.01	—	(0.01)	(0.04)		0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.45	2.86	2.25	2.55		3.90

Total From Investment Operations	0.46	2.86	2.24	2.51		3.92
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	—	(0.02)		—
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)	(0.60)		—

Total Dividends and Distributions	(1.05)	(1.31)	(0.92)	(0.60)		—

Net Asset Value, End of Period	$18.11	$18.70	$17.15	$15.83		$13.92

Total Return	2.39%	17.62%	14.43%	18.63%		39.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$19,382	$22,791	$12,127	$6,422		$258
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%	1.57%		1.57	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.57	%(e)	1.57	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.03%	0.00%	(0.05)%	(0.23)%		0.19	%(d)
Portfolio Turnover Rate	63.2%	60.4%	43.1%	46.7%		67.2	%(d)

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP VALUE FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$18.57	$17.07	$15.78	$13.89		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.03)	(0.03)	(0.04)	(0.06)		—
Net Realized and Unrealized Gain (Loss) on Investments	0.45	2.84	2.25	2.55		3.89

Total From Investment Operations	0.42	2.81	2.21	2.49		3.89
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)	—		—
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)	(0.60)		—

Total Dividends and Distributions	(1.05)	(1.31)	(0.92)	(0.60)		—

Net Asset Value, End of Period	$17.94	$18.57	$17.07	$15.78		$13.89

Total Return	2.18%	17.39%	14.27%	18.52%		38.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,723	$19,158	$14,395	$6,888		$702
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.75%		1.75	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.75	%(e)	1.75	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.16)%	(0.19)%	(0.23)%	(0.40)%		(0.04	)%(d)
Portfolio Turnover Rate	63.2%	60.4%	43.1%	46.7%		67.2	%(d)

	2007	2006	2005
PARTNERS SMALLCAP VALUE FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$18.75	$17.24	$16.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.05)	(0.05)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.46	2.87	2.17

Total From Investment Operations	0.41	2.82	2.12
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)

Total Dividends and Distributions	(1.05)	(1.31)	(0.92)

Net Asset Value, End of Period	$18.11	$18.75	$17.24

Total Return	2.11%	17.26%	13.45%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,937	$2,490	$130
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.28)%	(0.29)%	(0.30)%
Portfolio Turnover Rate	63.2%	60.4%	43.1%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP VALUE FUND I
Institutional shares
Net Asset Value, Beginning of Period	$18.99	$17.37	$15.95	$13.99		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.11	0.10	0.09	0.05		0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.46	2.90	2.26	2.57		3.91

Total From Investment Operations	0.57	3.00	2.35	2.62		3.99
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.07)	(0.03)	(0.06)		—
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)	(0.60)		—

Total Dividends and Distributions	(1.14)	(1.38)	(0.93)	(0.66)		—

Net Asset Value, End of Period	$18.42	$18.99	$17.37	$15.95		$13.99

Total Return	2.97%	18.31%	15.04%	19.39%		39.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$394,734	$357,882	$202,697	$104,765		$51,198
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%		1.00	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00	%(e)	1.00	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.60%	0.57%	0.52%	0.32%		0.73	%(d)
Portfolio Turnover Rate	63.2%	60.4%	43.1%	46.7%		67.2	%(d)

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP VALUE FUND I
Preferred shares
Net Asset Value, Beginning of Period	$18.89	$17.29	$15.91	$13.95		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.06	0.04	0.03		0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.45	2.88	2.27	2.55		3.91

Total From Investment Operations	0.52	2.94	2.31	2.58		3.95
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.03)	(0.03)	(0.02)		—
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)	(0.60)		—

Total Dividends and Distributions	(1.09)	(1.34)	(0.93)	(0.62)		—

Net Asset Value, End of Period	$18.32	$18.89	$17.29	$15.91		$13.95

Total Return	2.69%	17.97%	14.78%	19.14%		39.50	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,176	$19,682	$11,704	$3,196		$194
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%	1.26%		1.26	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.27	%(e)	1.26	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.35%	0.31%	0.26%	0.17%		0.46	%(d)
Portfolio Turnover Rate	63.2%	60.4%	43.1%	46.7%		67.2	%(d)

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP VALUE FUND I
Select shares
Net Asset Value, Beginning of Period	$18.85	$17.25	$15.90	$13.94		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04	0.04	0.03	(0.01)		0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.46	2.88	2.25	2.58		3.91

Total From Investment Operations	0.50	2.92	2.28	2.57		3.94
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	(0.01)	(0.03)	(0.01)		—
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)	(0.60)		—

Total Dividends and Distributions	(1.07)	(1.32)	(0.93)	(0.61)		—

Net Asset Value, End of Period	$18.28	$18.85	$17.25	$15.90		$13.94

Total Return	2.57%	17.87%	14.59%	19.02%		39.40	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,045	$4,794	$2,269	$909		$141
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%	1.38%		1.38	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.38	%(e)	1.38	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.22%	0.20%	0.15%	(0.04)%		0.34	%(d)
Portfolio Turnover Rate	63.2%	60.4%	43.1%	46.7%		67.2	%(d)

(a)	Period from December 30, 2002, date operations commenced, through October 31, 2003.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP VALUE FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.79	$12.03	$10.33	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)	(0.01)	(0.07)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.46	2.33	1.81	0.35

Total From Investment Operations	0.38	2.32	1.74	0.33
Less Dividends and Distributions:
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)	—

Total Dividends and Distributions	(1.30)	(0.56)	(0.04)	—

Net Asset Value, End of Period	$12.87	$13.79	$12.03	$10.33

Total Return	2.71%	19.91%	16.85%	3.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,654	$3,772	$3,235	$10
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%	1.57	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.60)%	(0.10)%	(0.62)%	(0.58	)%(d)
Portfolio Turnover Rate	58.7%	40.4%	50.8%	4.8	%(d)

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP VALUE FUND II
Advisors Select shares
Net Asset Value, Beginning of Period	$13.72	$11.99	$10.32	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.07)	(0.03)	(0.09)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.42	2.32	1.80	0.35

Total From Investment Operations	0.35	2.29	1.71	0.32
Less Dividends and Distributions:
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)	—

Total Dividends and Distributions	(1.30)	(0.56)	(0.04)	—

Net Asset Value, End of Period	$12.77	$13.72	$11.99	$10.32

Total Return	2.49%	19.72%	16.58%	3.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,721	$705	$503	$10
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.75	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.56)%	(0.27)%	(0.75)%	(0.75	)%(d)
Portfolio Turnover Rate	58.7%	40.4%	50.8%	4.8	%(d)

	2007	2006	2005
PARTNERS SMALLCAP VALUE FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.75	$12.02	$10.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.09)	(0.04)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.42	2.33	1.76

Total From Investment Operations	0.33	2.29	1.66
Less Dividends and Distributions:
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)

Total Dividends and Distributions	(1.30)	(0.56)	(0.04)

Net Asset Value, End of Period	$12.78	$13.75	$12.02

Total Return	2.32%	19.67%	15.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$321	$129	$12
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.72)%	(0.34)%	(0.85)%
Portfolio Turnover Rate	58.7%	40.4%	50.8%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP VALUE FUND II
Institutional shares
Net Asset Value, Beginning of Period	$13.98	$12.12	$10.35	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04	0.06	—	—
Net Realized and Unrealized Gain (Loss) on Investments	0.42	2.36	1.81	0.35

Total From Investment Operations	0.46	2.42	1.81	0.35
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	—	—	—
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)	—

Total Dividends and Distributions	(1.37)	(0.56)	(0.04)	—

Net Asset Value, End of Period	$13.07	$13.98	$12.12	$10.35

Total Return	3.28%	20.61%	17.55%	3.50	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$343,408	$359,928	$293,375	$20,666
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00	%(d)
Ratio of Net Investment Income to Average Net Assets	0.27%	0.49%	(0.03)%	0.00	%(d)
Portfolio Turnover Rate	58.7%	40.4%	50.8%	4.8	%(d)

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP VALUE FUND II
Preferred shares
Net Asset Value, Beginning of Period	$13.90	$12.08	$10.34	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.02)	0.03	(0.03)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.44	2.35	1.81	0.35

Total From Investment Operations	0.42	2.38	1.78	0.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	—	—	—
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)	—

Total Dividends and Distributions	(1.33)	(0.56)	(0.04)	—

Net Asset Value, End of Period	$12.99	$13.90	$12.08	$10.34

Total Return	3.02%	20.34%	17.25%	3.40	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,703	$1,170	$123	$11
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%	1.26	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.18)%	0.23%	(0.28)%	(0.26	)%(d)
Portfolio Turnover Rate	58.7%	40.4%	50.8%	4.8	%(d)

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP VALUE FUND II
Select shares
Net Asset Value, Beginning of Period	$13.85	$12.05	$10.34	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.02)	0.01	(0.06)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.42	2.35	1.81	0.36

Total From Investment Operations	0.40	2.36	1.75	0.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	—	—	—
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)	—

Total Dividends and Distributions	(1.31)	(0.56)	(0.04)	—

Net Asset Value, End of Period	$12.94	$13.85	$12.05	$10.34

Total Return	2.89%	20.22%	16.95%	3.40	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,993	$1,231	$669	$10
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%	1.38	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.15)%	0.10%	(0.56)%	(0.40	)%(d)
Portfolio Turnover Rate	58.7%	40.4%	50.8%	4.8	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PREFERRED SECURITIES FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$10.69	$10.54	$11.31	$10.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.55	0.55	0.56	0.26
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.09	(0.39)	0.25

Total From Investment Operations	(0.08)	0.64	0.17	0.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.57)	(0.49)	(0.94)	—

Total Dividends and Distributions	(0.57)	(0.49)	(0.94)	—

Net Asset Value, End of Period	$10.04	$10.69	$10.54	$11.31

Total Return	(0.78)%	6.30%	1.49%	4.72	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,911	$655	$10	$10
Ratio of Expenses to Average Net Assets	1.32%	1.32%	1.32%	1 .32	%(d)
Ratio of Net Investment Income to Average Net Assets	5.23%	5.21%	5.10%	5.55	%(d)
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0	%(d)

	2007	2006	2005	2004(a)
PREFERRED SECURITIES FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$10.67	$10.52	$11.30	$10.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.51	0.53	0.54	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.61)	0.09	(0.40)	0.25

Total From Investment Operations	(0.10)	0.62	0.14	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.47)	(0.92)	—

Total Dividends and Distributions	(0.55)	(0.47)	(0.92)	—

Net Asset Value, End of Period	$10.02	$10.67	$10.52	$11.30

Total Return	(0.98)%	6.12%	1.25%	4.63	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$681	$22	$15	$10
Ratio of Expenses to Average Net Assets	1.49%	1.50%	1.50%	1 .50	%(d)
Ratio of Net Investment Income to Average Net Assets	5.00%	5.00%	4.96%	5.36	%(d)
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0	%(d)

	2007	2006	2005
PREFERRED SECURITIES FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$10.70	$10.56	$11.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.51	0.52	0.52
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)	0.08	(0.39)

Total From Investment Operations	(0.11)	0.60	0.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.54)	(0.46)	(0.91)

Total Dividends and Distributions	(0.54)	(0.46)	(0.91)

Net Asset Value, End of Period	$10.05	$10.70	$10.56

Total Return	(1.12)%	5.87%	1.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$545	$176	$9
Ratio of Expenses to Average Net Assets	1.63%	1.63%	1.63%
Ratio of Net Investment Income to Average Net Assets	4.86%	4.97%	4.78%
Portfolio Turnover Rate	33.9%	22.4%	17.8%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund Inc.

	2007	2006	2005	2004(g)
PREFERRED SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period	$10.62	$10.48	$11.25	$11.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.53	0.51	0.52	0.48
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.10	(0.38)	(0.27)

Total From Investment Operations	(0.10)	0.61	0.14	0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.47)	(0.91)	—

Total Dividends and Distributions	(0.55)	(0.47)	(0.91)	—

Net Asset Value, End of Period	$9.97	$10.62	$10.48	$11.25

Total Return(e)	(1.03)%	5.95%	1.27%	1.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,471	$24,881	$24,037	$16,472
Ratio of Expenses to Average Net Assets	1.51%	1.58%	1.60%	1.59	%(d)
Ratio of Gross Expenses to Average Net Assets(f)	—%	1.58%	1.63%	2.13	%(d)
Ratio of Net Investment Income to Average Net Assets	5.05%	4.92%	4.84%	5.13	%(d)
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0	%(d)

	2007	2006	2005	2004	2003
PREFERRED SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.73	$10.58	$11.34	$11.21	$10.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.61	0.61	0.62	0.65	0.61
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.09	(0.39)	(0.07)	0.40

Total From Investment Operations	(0.02)	0.70	0.23	0.58	1.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.64)	(0.55)	(0.99)	(0.45)	(0.10)

Total Dividends and Distributions	(0.64)	(0.55)	(0.99)	(0.45)	(0.10)

Net Asset Value, End of Period	$10.07	$10.73	$10.58	$11.34	$11.21

Total Return	(0.26)%	6.88%	2.07%	5.32%	9.84%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$712,347	$580,507	$330,862	$202,386	$121,828
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets	5.80%	5.77%	5.68%	5.83%	5.68%
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0%	31.1%

	2007	2006	2005	2004(a)
PREFERRED SECURITIES FUND
Preferred shares
Net Asset Value, Beginning of Period	$10.71	$10.56	$11.32	$10.80
Income from Investment Operations:
Net Investment Income(Operating Loss)(b)	0.57	0.58	0.59	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)	0.10	(0.38)	0.25

Total From Investment Operations	(0.05)	0.68	0.21	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.61)	(0.53)	(0.97)	—

Total Dividends and Distributions	(0.61)	(0.53)	(0.97)	—

Net Asset Value, End of Period	$10.05	$10.71	$10.56	$11.32

Total Return	(0.54)%	6.62%	1.84%	4.81	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$575	$33	$10	$11
Ratio of Expenses to Average Net Assets	1.00%	1.01%	1.01%	1.01	%(d)
Ratio of Net Investment Income to Average Net Assets	5.45%	5.50%	5.43%	5.86	%(d)
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0	%(d)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004(a)
PREFERRED SECURITIES FUND
Select shares
Net Asset Value, Beginning of Period	$10.70	$10.55	$11.32	$10.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.56	0.56	0.58	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.10	(0.39)	0.25

Total From Investment Operations	(0.07)	0.66	0.19	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.60)	(0.51)	(0.96)	—

Total Dividends and Distributions	(0.60)	(0.51)	(0.96)	—

Net Asset Value, End of Period	$10.03	$10.70	$10.55	$11.32

Total Return	(0.77)%	6.50%	1.65%	4.81	%(c)
Ratio/ Supplemental Data:
Net Assets, End of Period (in thousands)	$234	$10	$10	$11
Ratio of Expenses to Average Net Assets	1.12%	1.13%	1.13%	1.13	%(d)
Ratio of Net Investment Income to Average Net Assets	5.37%	5.37%	5.28%	5.73	%(d)
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0	%(d)

(a)	Period from June 1, 2004,date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Total return is calculated without the contingent deferred sales charge.

(f)	Excludes expense reimbursement from Manager.

(g)	Period from December 29, 2003, date operations commenced, through October 31, 2004.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding through out each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.14	$12.04	$11.56	$10.59	$9.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.34	0.33	0.28	0.11	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.08	0.54	0.97	1.24

Total From Investment Operations	1.34	1.41	0.82	1.08	1.33
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.23)	(0.24)	(0.11)	(0.10)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.41)	(0.31)	(0.34)	(0.11)	(0.10)

Net Asset Value, End of Period	$14.07	$13.14	$12.04	$11.56	$10.59

Total Return	10.45%	11.94%	7.23%	10.29%	14.39%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$87,602	$50,488	$20,694	$10,270	$3,674
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	2.53%	2.63%	2.32%	1.02%	0.96%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.10	$12.00	$11.55	$10.58	$9.35
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.32	0.30	0.26	0.09	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.09	0.53	0.97	1.28

Total From Investment Operations	1.31	1.39	0.79	1.06	1.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.32)	(0.21)	(0.24)	(0.09)	(0.09)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.39)	(0.29)	(0.34)	(0.09)	(0.09)

Net Asset Value, End of Period	$14.02	$13.10	$12.00	$11.55	$10.58

Total Return	10.21%	11.77%	6.95%	10.10%	14.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$53,760	$36,680	$21,112	$8,554	$1,683
Ratio of Expenses to Average Net Assets(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	2.39%	2.43%	2.17%	0.80%	0.35%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

	2007	2006	2005
PRINCIPAL LIFE TIME 2010 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.15	$12.05	$11.62
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.30	0.29	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.08	0.55

Total From Investment Operations	1.30	1.37	0.77
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.19)	(0.24)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)

Total Dividends and Distributions	(0.37)	(0.27)	(0.34)

Net Asset Value, End of Period	$14.08	$13.15	$12.05

Total Return	10.10%	11.58%	6.72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,507	$6,230	$1,343
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	2.20%	2.35%	1.82%
Portfolio Turnover Rate	14.7%	16.6%	10.2%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Class J shares
Net Asset Value, Beginning of Period	$13.17	$12.07	$11.59	$10.60	$9.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.36	0.33	0.29	0.13	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.08	0.53	0.95	1.26

Total From Investment Operations	1.35	1.41	0.82	1.08	1.30
Less Dividends and Distributions:
Dividends from Net Investment Income	(034)	(0.23)	(0.24)	(0.09)	(0.06)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.41)	(0.31)	(0.34)	(0.09)	(0.06)

Net Asset Value, End of Period	$14.11	$13.17	$12.07	$11.59	$10.60

Total Return(c)	10.51%	11.88%	7.20%	10.21%	13.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$286,278	$191,674	$106,539	$59,805	$27,052
Ratio of Expenses to Average Net Assets(b)	0.64%	0.69%	0.73%	0.78%	1.05%
Ratio of Gross Expenses to Average Net Assets(b),(d)	—%	0.69%	—%	0.78%	1.05%
Ratio of Net Investment Income to Average Net Assets	2.68%	2.66%	2.46%	1.16%	0.39%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.27	$12.15	$11.61	$10.63	$9.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.42	0.41	0.36	0.20	0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.01	1.09	0.53	0.95	1.25

Total From Investment Operations	1.43	1.50	0.89	1.15	1.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.30)	(0.25)	(0.17)	(0.16)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.49)	(0.38)	(0.35)	(0.17)	(0.16)

Net Asset Value, End of Period	$14.21	$13.27	$12.15	$11.61	$10.63

Total Return	11.07%	12.64%	7.78%	10.97%	15.00%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,116,351	$668,274	$408,886	$226,885	$112,143
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	3.13%	3.24%	3.05%	1.80%	1.41%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.20	$12.09	$11.58	$10.61	$9.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.38	0.37	0.31	0.14	0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.09	0.54	0.98	1.25

Total From Investment Operations	1.38	1.46	0.85	1.12	1.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.27)	(0.24)	(0.15)	(0.13)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.45)	(0.35)	(0.34)	(0.15)	(0.13)

Net Asset Value, End of Period	$14.13	$13.20	$12.09	$11.58	$10.61

Total Return	10.76%	12.31%	7.51%	10.61%	14.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$152,317	$81,573	$21,733	$5,551	$1,224
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	2.83%	2.97%	2.69%	1.22%	1.14%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Select shares
Net Asset Value, Beginning of Period	$13.17	$12.07	$11.57	$10.60	$9.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.37	0.36	0.25	0.10	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.07	0.59	1.00	1.23

Total From Investment Operations	1.36	1.43	0.84	1.10	1.35
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.25)	(0.24)	(0.13)	(0.12)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.43)	(0.33)	(0.34)	(0.13)	(0.12)

Net Asset Value, End of Period	$14.10	$13.17	$12.07	$11.57	$10.60

Total Return	10.64%	12.12%	7.41%	10.49%	14.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$59,244	$26,768	$11,896	$1,501	$11
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	2.71%	2.87%	2.19%	0.89%	1.18%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.61	$12.22	$11.46	$10.52	$9.11
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.29	0.27	0.22	0.11	0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.51	1.47	0.86	0.96	1.42

Total From Investment Operations	1.80	1.74	1.08	1.07	1.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)	(0.25)	(0.23)	(0.13)	(0.08)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.42)	(0.35)	(0.32)	(0.13)	(0.08)

Net Asset Value, End of Period	$14.99	$13.61	$12.22	$11.46	$10.52

Total Return	13.53%	14.52%	9.55%	10.24%	16.52%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$175,110	$93,449	$33,721	$12,657	$4,106
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	2.09%	2.06%	1.82%	0.95%	0.75%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.56	$12.18	$11.44	$10.50	$9.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.28	0.25	0.21	0.06	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.49	1.45	0.85	0.99	1.44

Total From Investment Operations	1.77	1.70	1.06	1.05	1.47
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.22)	(0.23)	(0.11)	(0.07)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.40)	(0.32)	(0.32)	(0.11)	(0.07)

Net Asset Value, End of Period	$14.93	$13.56	$12.18	$11.44	$10.50

Total Return	13.29%	14.28%	9.37%	10.06%	16.22%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$107,765	$71,913	$35,959	$12,193	$1,986
Ratio of Expenses to Average Net Assets(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	2.02%	1.92%	1.77%	0.51%	0.29%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

	2007	2006	2005
PRINCIPAL LIFETIME 2020 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.62	$12.23	$11.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23	0.21	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.53	1.49	0.92

Total From Investment Operations	1.76	1.70	1.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.29)	(0.21)	(0.23)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)

Total Dividends and Distributions	(0.38)	(0.31)	(0.32)

Net Asset Value, End of Period	$15.00	$13.62	$12.23

Total Return	13.16%	14.15%	9.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$35,530	$14,417	$2,799
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.64%	1.61%	1.03%
Portfolio Turnover Rate	15.1%	7.4%	5.5%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Class J shares
Net Asset Value, Beginning of Period	$13.64	$12.24	$11.48	$10.53	$9.11
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.31	0.28	0.24	0.11	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.49	1.46	0.84	0.95	1.43

Total From Investment Operations	1.80	1.74	1.08	1.06	1.46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)	(0.24)	(0.23)	(0.11)	(0.04)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.42)	(0.34)	(0.32)	(0.11)	(0.04)

Net Asset Value, End of Period	$15.02	$13.64	$12.24	$11.48	$10.53

Total Return(c)	13.50%	14.55%	9.52%	10.10%	16.09%
Ratio/Supplemental Data
Net Assets, End of Period (in thousands)	$579,671	$356,350	$187,253	$97,035	$45,114
Ratio of Expenses to Average Net Assets(b)	0.64%	0.69%	0.73%	0.78%	1.01%
Ratio of Gross Expenses to Average Net Assets(b),(d)	—%	0.69%	—%	0.78%	1.01%
Ratio of Net Investment Income to Average Net Assets	2.22%	2.21%	2.02%	1.01%	0.31%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.73	$12.32	$11.49	$10.55	$9.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.38	0.36	0.31	0.18	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.51	1.47	0.85	0.95	1.42

Total From Investment Operations	1.89	1.83	1.16	1.13	1.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.32)	(0.24)	(0.19)	(0.13)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.50)	(0.42)	(0.33)	(0.19)	(0.13)

Net Asset Value, End of Period	$15.12	$13.73	$12.32	$11.49	$10.55

Total Return	14.14%	15.23%	10.20%	10.85%	17.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,266,328	$1,243,217	$668,863	$322,168	$145,767
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.65%	2.78%	2.59%	1.63%	1.25%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.67	$12.27	$11.47	$10.53	$9.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.32	0.30	0.26	0.16	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.52	1.49	0.87	0.94	1.42

Total From Investment Operations	1.84	1.79	1.13	1.10	1.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.37)	(0.29)	(0.24)	(0.16)	(0.11)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.46)	(0.39)	(0.33)	(0.16)	(0.11)

Net Asset Value, End of Period	$15.05	$13.67	$12.27	$11.47	$10.53

Total Return	13.83%	14.91%	9.92%	10.58%	16.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$299,458	$129,616	$37,539	$8,498	$2,804
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	2.26%	2.35%	2.15%	1.41%	0.97%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Select shares
Net Asset Value, Beginning of Period	$13.64	$12.24	$11.46	$1 0.53	$9.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.31	0.30	0.19	0.06	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.52	1.47	0.92	1.02	1.41

Total From Investment Operations	1.83	1.77	1.11	1.08	1.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.27)	(0.24)	(0.15)	(0.10)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.45)	(0.37)	(0.33)	(0.15)	(0.10)

Net Asset Value, End of Period	$15.02	$13.64	$12.24	$1 1.46	$10.53

Total Return	13.71%	14.79%	9.75%	10.35%	16 .73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$121,196	$53,209	$18,811	$1,529	$11
Ratio of Expenses to Average Net Assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	2.21%	2.33%	1.48%	0.54%	1.02%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.55	$12.06	$11.18	$1 0.22	$8.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.24	0.21	0.14	0.08	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.81	1.64	1.03	0.97	1.49

Total From Investment Operations	2.05	1.85	1.17	1.05	1.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.24)	(0.21)	(0.09)	(0.05)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—

Total Dividends and Distributions	(0.40)	(0.36)	(0.29)	(0.09)	(0.05)

Net Asset Value, End of Period	$15.20	$13.55	$12.06	$1 1.18	$10.22

Total Return	15.45%	15.62%	10.59%	10.33%	17.61%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$161,519	$79,100	$27,967	$6,081	$1,781
Ratio of Expenses to Average Net Assets (b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	1.70%	1.68%	1.21%	0.70%	0.43%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	% (c)

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.49	$12.01	$11.15	$10.19	$8.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23	0.21	0.15	0.05	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.78	1.61	1.00	0.98	1.51

Total From Investment Operations	2.01	1.82	1.15	1.03	1.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.27)	(0.22)	(0.21)	(0.07)	(0.04)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—

Total Dividends and Distributions	(0.37)	(0.34)	(0.29)	(0.07)	(0.04)

Net Asset Value, End of Period	$15.13	$13.49	$12.01	$11.15	$10.19

Total Return	15.25%	15.39%	10.42%	10.16%	17.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$98,270	$60,034	$30,522	$10,544	$2,905
Ratio of Expenses to Average Net Assets (b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.64%	1.66%	1.29%	0.45%	(0.07)%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	% (c)

	2007	2006	2005
PRINCIPAL LIFETIME 2030 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.51	$12.03	$11.19
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.18	0.12	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.81	1.68	1.08
Total From Investment Operations	1.99	1.80	1.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.20)	(0.20)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)
Total Dividends and Distributions	(0.35)	(0.32)	(0.28)
Net Asset Value, End of Period	$15.15	$13.51	$12.03
Total Return	15.07%	15.21%	10.19%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,841	$11,490	$1,366
Ratio of Expenses to Average Net Assets (b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.24%	0.96%	0.37%
Portfolio Turnover Rate	15.5%	9.4%	4.8%
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Class J shares
Net Asset Value, Beginning of Period	$13.55	$12.06	$11.18	$1 0.21	$8.74
Income from Investment Operations:
Net Investment Income (Operating Loss) (a)	0.27	0.24	0.19	0.08	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.78	1.60	0.98	0.96	1.49

Total From Investment Operations	2.05	1.84	1.17	1.04	1.48
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.29)	(0.23)	(0.21)	(0.07)	(0.01)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—

Total Dividends and Distributions	(0.39)	(0.35)	(0.29)	(0.07)	(0.01)

Net Asset Value, End of Period	$15.21	$13.55	$12.06	$1 1.18	$10.21

Total Return (d)	15.50%	15.51%	10.57%	10.18%	16.91%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$473,037	$292,775	$157,396	$95,677	$55,252
Ratio of Expenses to Average Net Assets (b)	0.66%	0.72%	0.79%	0.87%	1.09%
Ratio of Gross Expenses to Average Net Assets (b),( e)	—%	0.72%	—%	0.87%	1.09%
Ratio of Net Investment Income to Average Net Assets	1.88%	1.88%	1.59%	0.75%	(0.06)%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	% (c)

	2007	2006	2005		2004	2003
PRINCIPAL LIFETIME 2030 FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.62	$12.12	$	. 11.17	$10.21	$8.77
Income from Investment Operations:
Net Investment Income (Operating Loss) (a)	0.32	0.31		0.26	0.15	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.81	1.62		0.98	0.96	1.48

Total From Investment Operations	2.13	1.93		1.24	1.11	1.57
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.31)		(0.21)	(0.15)	(0.13)
Distributions from Realized Gains	(0.10)	(0.12)		(0.08)	—	—

Total Dividends and Distributions	(0.48)	(0.43)		(0.29)	(0.15)	(0.13)

Net Asset Value, End of Period	$15.27	$13.62		$12.12	$1 1.17	$10.21

Total Return	16 .05%	16.29%		11.29%	10.98%	18.16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,953,928	$$1,017,369		$525,906	$282,813	$147,968
Ratio of Expenses to Average Net Assets (b)	0 .12%	0.12%		0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2 .27%	2.46%		2.19%	1.42%	0.97%
Portfolio Turnover Rate	15 .5%	9.4%		4.8%	30.7%	52.4	% (c)

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.59	$12.10	$11.18	$1 0.21	$8.75
Income from Investment Operations:
Net Investment Income (Operating Loss) (a)	0 .27	0.25	0.20	0.13	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.83	1.64	1.01	0.96	1.48
Total From Investment Operations	2.10	1.89	1.21	1.09	1.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .34)	(0.28)	(0.21)	(0.12)	(0.08)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—
Total Dividends and Distributions	(0.44)	(0.40)	(0.29)	(0.12)	(0.08)
Net Asset Value, End of Period	$15.25	$13.59	$12.10	$1 1.18	$10.21

Total Return	15.85%	15.93%	10.98%	10.78%	17.81%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$234,264	$108,704	$28,290	$7,855	$4,020
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	1.91%	1.92%	1.70%	1.19%	0.66%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	% (c)

See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Select shares
Net Asset Value, Beginning of Period	$13.83	$12.31	$11.38	$10.40	$8.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.28	0.26	0.17	0.03	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.83	1.64	1.05	1.06	1.68

Total From Investment Operations	2.11	1.90	1.22	1.09	1.72
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.32)	(0.26)	(0.21)	(0.11)	(0.07)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—

Total Dividends and Distributions	(0.42)	(0.38)	(0.29)	(0.11)	(0.07)

Net Asset Value, End of Period	$15.52	$13.83	$12.31	$11.38	$10.40

Total Return	15.65%	15.75%	10.86%	10.55%	19.77	%(f)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$117,390	$58,595	$23,705	$7,352	$15
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.99%	1.41%	0.25%	0.21%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	%(c)

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

(c)	Portfolio turnover rate excludes approximately $22.287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.

(d)	Total return is calculated without the contingent deferred sales charge.

(e)	Excludes expense reimbursement from Manager.

(f)	During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
See accompanying notes.

Financial Highlights
Pricnipal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.70	$12.13	$11.13	$10.18	$8.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.20	0.15	0.02	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.07	1.70	1.12	1.02	1.56

Total From Investment Operations	2.27	1.90	1.27	1.04	1.57
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.22)	(0.19)	(0.09)	(0.04)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.38)	(0.33)	(0.27)	(0.09)	(0.04)

Net Asset Value, End of Period	$15.59	$13.70	$12.13	$11.13	$10.18

Total Return	16.95%	15.91%	11.46%	10.25%	18.33%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$75,682	$36,537	$14,824	$8,117	$327
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.55%	1.28%	0.17%	0.07%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.68	$12.11	$11.13	$10.18	$8.64
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.18	0.11	(0.01)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.04	1.69	1.13	1.03	1.58

Total From Investment Operations	2.24	1.87	1.24	1.02	1.57
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.26)	(0.19)	(0.18)	(0.07)	(0.03)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.36)	(0.30)	(0.26)	(0.01)	(0.03)

Net Asset Value, End of Period	$15.56	$13.68	$12.11	$11.13	$10.18

Total Return	16.68%	15.72%	11.26%	10.05%	18.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$44,449	$26,051	$11,022	$4,436	$405
Ratio of Expenses to Average Net Asset(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.38%	0.96%	(0.11)%	(0.09)%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

	2007	2006	2005
PRINCIPAL LIFETIME 2040 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.70	$12.13	$11.18
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.08	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.78	1.20

Total From Investment Operations	2.23	1.86	1.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.18)	(0.18)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)

Total Dividends and Distributions	(0.34)	(0.29)	(0.26)

Net Asset Value, End of Period	$15.59	$13.70	$12.13

Total Return	16.58%	15.55%	10.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,053	$5,269	$455
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.89%	0.58%	0.05%
Portfolio Turnover Rate	16.5%	13.1%	7.1%
See accompanying notes

Financial Hhighlights(Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Class J shares
Net Asset Value, Beginning of Period	$13.72	$12.12	$11.14	$10.15	$8.66
Income from Investment Operations:
Net Investment Income (Operating Loss) (a)	0.23	0.20	0.13	0.03	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.04	1.70	1.11	0.97	1.56

Total From Investment Operations	2.27	1.90	1.24	1.00	1.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.19)	(0.18)	(0.01)	—
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.38)	(0.30)	(0.26)	(0.01)	—

Net Asset Value, End of Period	$15.61	$13.72	$12.12	$11.14	$10.15

Total Return(c)	16.86%	15.89%	11.25%	9.86%	17.26%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$194,722	$110,477	$50,858	$26,053	$12,332
Ratio of Expenses to Average Net Assets(b)	0.70%	0.76%	0.87%	0.97%	1.60%
Ratio of Gross Expenses to Average Net Assets(b),(d)	—%	0.77%	—%	0.97%	1.66%

Ratio of Net Investment Income to Average Net Assets	1.59%	1.52%	1.07%	0.29%	(0.71)%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.83	$12.24	$11.17	$10.22	$8.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.29	0.28	0.21	0.12	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.07	1.71	1.13	0.98	1.56

Total From Investment Operations	2.36	1.99	1.34	1.10	1.63
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.29)	(0.19)	(0.15)	(0.09)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.46)	(0.40)	(0.27)	(0.15)	(0.09)

Net Asset Value, End of Period	$15.73	$13.83	$12.24	$11.17	$10.22

Total Return	17.54%	16.60%	12.11%	10.84%	19.06%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,039,113	$503,092	$243,275	$108,127	$47,706
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Asset	1 .96%	2.17%	1.73%	1.07%	0.78%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.78	$12.20	$11.15	$10.21	$8.67
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.24	0.19	0.13	0.10	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.09	1.76	1.19	0.96	1.57

Total From Investment Operations	2.33	1.95	1.32	1.06	1.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)	(0.26)	(0.19)	(0.12)	(0.07)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.43)	(0.37)	(0.27)	(0.12)	(0.07)

Net Asset Value, End of Period	$15.68	$13.78	$12.20	$11.15	$10.21

Total Return	17.29%	16.27%	11.93%	10.46%	18.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$108,005	$47,329	$11,799	$1,642	$927
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	1.63%	1.49%	1.09%	0.94%	0.39%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Select shares
Net Asset Value, Beginning of Period	$13.72	$12.15	$11.13	$10.19	$8.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.22	0.07	0.02	0.05
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.70	1.22	1.03	1.55

Total From Investment Operations	2.30	1.92	1.29	1.05	1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.24)	(0.19)	(0.11)	(0.06)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.41)	(0.35)	(0.27)	(0.11)	(0.06)

Net Asset Value, End of Period	$15.61	$13.72	$12.15	$11.13	$10.19

Total Return	17.14%	16.11%	11.67%	10.35%	18.66%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$46,791	$14,898	$5,549	$256	$10
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	1.40%	1.69%	0.53%	0.15%	0.56%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.29	$11.71	$10.64	$9.71	$8.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.14	0.08	0.01	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	1.76	1.22	0.97	1.61

Total From Investment Operations	2.27	1.90	1.30	0.98	1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.21)	(0.16)	(0.05)	(0.02)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.36)	(0.32)	(0.23)	(0.05)	(0.02)

Net Asset Value, End of Period	$15.20	$13.29	$11.71	$10.64	$9.71

Total Return	17.46%	16.50%	12.37%	10.17%	19.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,931	$12,547	$4,371	$1,508	$92
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	1.43%	1.15%	0.67%	0.12%	(0.06)%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.26	$11.68	$10.63	$9.70	$8.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.16	0.08	(0.06)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.05	1.72	1.20	1.03	1.63

Total From Investment Operations	2.25	1.88	1.28	0.97	1.59
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.23)	(0.19)	(0.16)	(0.04)	(0.01)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.34)	(0.30)	(0.23)	(0.04)	(0.01)

Net Asset Value, End of Period	$15.17	$13.26	$11.68	$10.63	$9.70

Total Return	17.28%	16.32%	12.18%	9.99%	19.55%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$19,012	$12,526	$5,998	$3,539	$113
Ratio of Expenses to Average Net Assets(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.44%	1.30%	0.73%	(0.53)%	(0.37)%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

	2007	2006	2005
PRINCIPAL LIFETIME 2050 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.28	$11.70	$10.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	0.01	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.11	1.85	1.29

Total From Investment Operations	2.23	1.86	1.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.17)	(0.16)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)

Total Dividends and Distributions	(0.32)	(0.28)	(0.23)

Net Asset Value, End of Period	$15.19	$13.28	$11.70

Total Return	17.10%	16.14%	11.82%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,967	$1,713	$173
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.87%	0.04%	(0.32)%
Portfolio Turnover Rate	21.2%	15.9%	7.5%
See accompanying notes.

Financial Highlights(Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Class J shares
Net Asset Value, Beginning of Period	$13.15	$11.55	$10.55	$9.67	$8.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.15	0.03	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.04	1.72	1.20	0.96	1.60

Total From Investment Operations	2.24	1.87	1.23	0.88	1.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.16)	(0.16)	—	—
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.35)	(0.27)	(0.23)	—	—

Net Asset Value, End of Period	$15.04	$13.15	$11.55	$10.55	$9.67

Total Return(c)	17.39%	16.37%	11.72%	9.10%	18.67%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,254	$22,053	$9,276	$3,887	$1,636
Ratio of Expenses to Average Net Assets(b)	0.75%	0.81%	1.21%	1.68%	1.70%
Ratio of Gross Expenses to Average Net Assets(b),(d)	—%	0.92%	1.21%	1.73%	4.30%
Ratio of Net Investment Income to Average Net Assets	1.45%	1.22%	0.27%	(0.74)%	(0.97)%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.39	$11.80	$10.66	$9.73	$8.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.29	0.25	0.16	0.09	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.08	1.73	1.22	0.95	1.62

Total From Investment Operations	2.37	1.98	1.38	1.04	1.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)	(0.28)	(0.17)	(0.11)	(0.07)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.44)	(0.39)	(0.24)	(0.11)	(0.07)

Net Asset Value, End of Period	$15.32	$13.39	$11.80	$10.66	$9.73

Total Return	18.16%	17.13%	13.07%	10.77%	20.54%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$487,265	$266,710	$130,966	$58,284	$30,633
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.04%	1.95%	1.39%	0.90%	0.43%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.35	$11.76	$10.66	$9.73	$8.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.18	0.13	0.09	—
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.77	1.21	0.93	1.64

Total From Investment Operations	2.33	1.95	1.34	1.02	1.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.29)	(0.25)	(0.17)	(0.09)	(0.05)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.40)	(0.36)	(0.24)	(0.09)	(0.05)

Net Asset Value, End of Period	$15.28	$13.35	$11.76	$10.66	$9.73

Total Return	17.89%	16.87%	12.67%	10.49%	20.22%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$36,041	$12,922	$3,731	$931	$810
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	1.42%	1.44%	1.14%	0.83%	(0.02)%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%
See accompanying notes.

713

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Select shares
Net Asset Value, Beginning of Period	$13.33	$11.74	$10.65	$9.72	$8.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21	0.13	0.02	0.01	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.80	1.31	0.99	1.61

Total From Investment Operations	2.31	1.93	1.33	1.00	1.63
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.23)	(0.17)	(0.07)	(0.04)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.39)	(0.34)	(0.24)	(0.07)	(0.04)

Net Asset Value, End of Period	$15.25	$13.33	$11.74	$10.65	$9.72

Total Return	17.71%	16.76%	12.57%	10.37%	20.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,918	$7,836	$1,675	$112	$10
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.06%	0.15%	0.09%	0.28%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

(c)	Total return is calculated without the contingent deferred sales charge.

(d) Excludes expense reimbursement from Manager.
See accompanying notes.

714

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$12.60	$11.92	$11.68	$10.73	$9.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.47	0.40	0.30	0.15	0.12
Net Realized and Unrealized Gain (Loss) on Investments.	0.16	0.67	0.31	0.94	1.02

Total From Investment Operations	0.63	1.07	0.61	1.09	1.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.27)	(0.24)	(0.14)	(0.08)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	–	(0.01)

Total Dividends and Distributions	(0.44)	(0.39)	(0.37)	(0.14)	(0.09)

Net Asset Value, End of Period	$12.79	$12.60	$11.92	$11.68	$10.73

Total Return	5.11%	9.19%	5.24%	10.24%	11.81%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,428	$19,341	$11,688	$2,352	$1,068
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	3.75%	3.34%	2.43%	1.33%	1.04%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$12.60	$11.90	$11.69	$10.72	$9.67
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.35	0.28	0.09	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.72	0.30	1.00	1.06

Total From Investment Operations	0.61	1.07	0.58	1.09	1.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.25)	(0.24)	(0.12)	(0.06)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	–	(0.01)

Total Dividends and Distributions	(0.42)	(0.37)	(0.37)	(0.12)	(0.07)

Net Asset Value, End of Period	$12.79	$12.60	$11.90	$11.69	$10.72

Total Return	4.91%	9.17%	4.96%	10.23%	11.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,462	$20,550	$7,959	$1,686	$242
Ratio of Expenses to Average Net Assets(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	3.62%	2.88%	2.30%	0.82%	0.56%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

	2007	2006	2005
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$12.63	$11.94	$11.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.37	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.13	0.67	0.29

Total From Investment Operations	0.58	1.04	0.55
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.23)	(0.23)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)

Total Dividends and Distributions	(0.40)	(0.35)	(0.36)

Net Asset Value, End of Period	$12.81	$12.63	$11.94

Total Return	4.68%	8.91%	4.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,777	$2,543	$276
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	3.61%	3.01%	2.22%
Portfolio Turnover Rate	25.3%	48.9%	43.8%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class J shares
Net Asset Value, Beginning of Period	$12.62	$11.93	$11.70	$10.72	$9.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.40	0.34	0.13	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.15	0.67	0.26	0.94	1.06

Total From Investment Operations	0.63	1.07	0.60	1.07	1.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.26)	(0.24)	(0.09)	(0.03)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.44)	(0.38)	(0.37)	(0.09)	(0.04)

Net Asset Value, End of Period	$12.81	$12.62	$11.93	$11.70	$10.72

Total Return( c)	5.08%	9.20%	5.13%	10.04%	11.15%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$95,309	$81,151	$57,536	$24,991	$8,325
Ratio of Expenses to Average Net Assets(b)	0.67%	0.71%	0.77%	0.86%	1.30%
Ratio of Gross Expenses to Average Net Assets(b),( d)	—%	—%	—%	0.86%	1.94%
Ratio of Net Investment Income to Average Net Assets	3.82%	3.27%	2.80%	1.12%	0.20%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Institutional shares
Net Asset Value, Beginning of Period	$12.73	$12.03	$11.73	$10.77	$9.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.55	0.47	0.41	0.22	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.69	0.26	0.94	1.04

Total From Investment Operations	0.71	1.16	0.67	1.16	1.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.46)	(0.34)	(0.24)	(0.20)	(0.14)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.52)	(0.46)	(0.37)	(0.20)	(0.15)

Net Asset Value, End of Period	$12.92	$12.73	$12.03	$11.73	$10.77

Total Return	5.68%	9.90%	5.79%	10.92%	12.41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$341,609	$250,395	$182,132	$109,104	$51,310
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	4.33%	3.85%	3.44%	1.95%	1.50%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Preferred shares
Net Asset Value, Beginning of Period	$12.69	$12.00	$11.72	$10.76	$9.70
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.52	0.43	0.36	0.19	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.69	0.29	0.94	1.06

Total From Investment Operations	0.68	1.12	0.65	1.13	1.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.31)	(0.24)	(0.17)	(0.11)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.48)	(0.43)	(0.37)	(0.17)	(0.12)

Net Asset Value, End of Period	$12.89	$12.69	$12.00	$11.72	$10.76

Total Return	5.49%	9.56%	5.60%	10.64%	12.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$35,806	$19,216	$8,703	$2,312	$1,170
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	4.09%	3.51%	3.01%	1.69%	1.07%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Select shares
Net Asset Value, Beginning of Period	$12.64	$11.95	$11.69	$10.74	$9.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.42	0.34	0.13	0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.17	0.68	0.29	0.98	1.02

Total From Investment Operations	0.66	1.10	0.63	1.11	1.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.29)	(0.24)	(0.16)	(0.10)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.47)	(0.41)	(0.37)	(0.16)	(0.11)

Net Asset Value, End of Period	$12.83	$12.64	$11.95	$11.69	$10.74

Total Return	5.30%	9.46%	5.43%	10.44%	12.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,742	$4,466	$1,861	$479	$11
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	3.91%	3.44%	2.84%	1.11%	1.27%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$27.27		$20.23	$18.30		$14.46		$11.09
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.18		0.14	0.31		0.29		0.43
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)		7.72	3.16		4.00		3.22

Total From Investment Operations	(0.44)		7.86	3.47		4.29		3.65
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.20)	(0.49)		(0.31)		(0.28)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.16)		(0.82)	(1.54)		(0.45)		(0.28)

Net Asset Value, End of Period	$24.67		$27.27	$20.23		$18.30		$14.46

Total Return	(2.06)%		40.07%	19.77%		30.40%		33.61%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,136		$58,101	$32,336		$24,621		$7,552
Ratio of Expenses to Average Net Assets	1.40%		1.41%	1.42%		1.42%		1.42%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.42	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	0.73%		0.59%	1.64%		1.83%		3.41%
Portfolio Turnover Rate	77 .8	%(c)	37.8%	26.7	%(d)	67.9%		35.4%

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$27.00		$20.05	$18.15		$14.34		$11.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.14		0.09	0.28		0.28		0.42
Net Realized and Unrealized Gain (Loss) on Investments	(0.61)		7.64	3.13		3.95		3.18

Total From Investment Operations	(0.47)		7.73	3.41		4.23		3.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)		(0.16)	(0.46)		(0.28)		(0.26)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.14)		(0.78)	(1.51)		(0.42)		(0.26)

Net Asset Value, End of Period	$24.39		$27.00	$20.05		$18.15		$14.34

Total Return	(2.23)%		39.79%	19.60%		30.21%		33.38%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,550		$35,260	$18,934		$12,660		$4,603
Ratio of Expenses to Average Net Assets	1.58%		1.59%	1.60%		1.60%		1.60%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.60	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	0.58%		0.40%	1.46%		1.78%		3.28%
Portfolio Turnover Rate	77.8	%(c)	37.8%	26.7	%(d)	67.9%		35.4%

	2007		2006	2005
REAL ESTATE SECURITIES FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$27.47		$20.39	$18.64
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05		0.06	0.33
Net Realized and Unrealized Gain (Loss) on Investments	(0.57)		7.78	2.91

Total From Investment Operations	(0.52)		7.84	3.24
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)		(0.14)	(0.44)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)

Total Dividends and Distributions	(2.13)		(0.76)	(1.49)

Net Asset Value, End of Period	$24.82		$27.47	$20.39

Total Return	(2.38)%		39.62%	18.13%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,842		$2,908	$406
Ratio of Expenses to Average Net Assets	1.71%		1.72%	1.73%
Ratio of Net Investment Income to Average Net Assets	0.22%		0.25%	1.66%
Portfolio Turnover Rate	77.8	%(c)	37.8%	26.7	%(d)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period	$27.21		$20.19	$18.28		$14.42		$11.07
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15		0.12	0.28		0.28		0.37
Net Realized and Unrealized Gain (Loss) on Investments	(0.60)		7.68	3.14		3.97		3.22

Total From Investment Operations	(0.45)		7.80	3.42		4.25		3.59
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)		(0.16)	(0.46)		(0.25)		(0.24)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.15)		(0.78)	(1.51)		(0.39)		(0.24)

Net Asset Value, End of Period	$24.61		$27.21	$20.19		$18.28		$14.42

Total Return(e)	(2.12)%		39.86%	19.47%		30.09%		32.98%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$195,723		$231,200	$147,059		$95,696		$51,874
Ratio of Expenses to Average Net Assets	1.47%		1.53%	1.63%		1.68%		1.90%
Ratio of Gross Expenses to Average Net Assets(f)	—%		—%	—%		1.68	%(b)	1.95	%(b)
Ratio of Net Investment Income to Average Net Assets	0.59%		0.50%	1.42%		1.72%		2.95%
Portfolio Turnover Rate	77.8	%(c)	37.8%	26.7	%(d)	67.9%		35.4%

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$27.56		$20.41	$18.44		$14.56		$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.26		0.28	0.42		0.41		0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.55)		7.78	3.18		4.01		3.20

Total From Investment Operations	(0.29)		8.06	3.60		4.42		3.74
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)		(0.29)	(0.58)		(0.40)		(0.35)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.31)		(0.91)	(1.63)		(0.54)		(0.35)

Net Asset Value, End of Period	$24.96		$27.56	$20.41		$18.44		$14.56

Total Return	(1.48)%		40.85%	20.41%		31.21%		34.31%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,110,332		$770,259	$405,696		$253,838		$97,960
Ratio of Expenses to Average Net Assets	0.83%		0.84%	0.85%		0.85%		0.85%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0.85	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	1.04%		1.20%	2.19%		2.53%		4.08%
Portfolio Turnover Rate	77.8	%(c)	37.8%	26.7	%(d)	67.9%		35.4%

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Preferred shares
Net Asset Value, Beginning of Period	$27.16		$20.13	$18.21		$14.39		$11.03
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.26		0.21	0.37		0.36		0.46
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)		7.69	3.14		3.96		3.21

Total From Investment Operations	(0.36)		7.90	3.51		4.32		3.67
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)		(0.25)	(0.54)		(0.36)		(0.31)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.24)		(0.87)	(1.59)		(0.50)		(0.31)

Net Asset Value, End of Period	$24.56		$27.16	$20.13		$18.21		$14.39

Total Return	(1.76)%		40.54%	20.13%		30.82%		34.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$74,228		$102,031	$54,932		$30,865		$19,221
Ratio of Expenses to Average Net Assets	1.09%		1.10%	1.11%		1.10%		1.11%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.11	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	1.05%		0.92%	1.95%		2.28%		3.69%
Portfolio Turnover Rate	77.8	%(c)	37.8%	26.7	%(d)	67.9%		35.4%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Select shares
Net Asset Value, Beginning of Period	$27.14		$20.13	$18.21		$14.38		$11.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21		0.19	0.35		0.33		0.41
Net Realized and Unrealized Gain (Loss) on Investments	(0.60)		7.67	3.14		3.98		3.23

Total From Investment Operations	(0.39)		7.86	3.49		4.31		3.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)		(0.23)	(0.52)		(0.34)		(0.30)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.21)		(0.85)	(1.57)		(0.48)		(0.30)

Net Asset Value, End of Period	$24.54		$27.14	$20.13		$18.21		$14.38

Total Return	(1.88)%		40.32%	20.01%		30.75%		33.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16,259		$17,216	$7,336		$1,395		$264
Ratio of Expenses to Average Net Assets	1.21%		1.22%	1.23%		1.23%		1.23%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.23	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	0.86%		0.83%	1.84%		2.05%		3.53%
Portfolio Turnover Rate	77.8	%(c)	37.8%	26.7	%(d)	67.9%		35.4%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment fromt the acquisition of WM REIT Fund.

(d)	Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

(e)	Total return is calculated without the contingent deferred sales charge.

(f)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund,Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM BALANCED PORTFOLIO
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.19
Net Realized and Unrealized Gain (Loss) on Investments	1.30

Total From Investment Operations	1.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)

Total Dividends and Distributions	(0.15)

Net Asset Value, End of Period	$16.03

Total Return	10.21	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,181
Ratio of Expenses to Average Net Assets(d)	0 .88	%(e)
Ratio of Net Investment Income to Average Net Assets	1 .50	%(e)
Portfolio Turnover Rate	14.6	%(e)

	2007(a)
SAM BALANCED PORTFOLIO
Advisors Select shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.47
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)

Total Dividends and Distributions	(0.13)

Net Asset Value, End of Period	$16.03

Total Return	10.06	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17
Ratio of Expenses to Average Net Assets(d)	1.06	%(e)
Ratio of Net Investment Income to Average Net Assets	1.02	%(e)
Portfolio Turnover Rate	14.6	%(e)

	2007(a)
SAM BALANCED PORTFOLIO
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)

Total Dividends and Distributions	(0.12)

Net Asset Value, End of Period	$16.03

Total Return	9.95	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17
Ratio of Expenses to Average Net Assets(d)	1.19	%(e)
Ratio of Net Investment Income to Average Net Assets	0.92	%(e)
Portfolio Turnover Rate	14.6	%(e)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007(a)
SAM BALANCED PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15
Net Realized and Unrealized Gain (Loss) on Investments	1.19

Total From Investment Operations	1.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)

Total Dividends and Distributions	(0.14)

Redemption fees	0.01

Net Asset Value, End of Period	$15.90

Total Return(f)	9 .27	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,597
Ratio of Expenses to Average Net Assets(d)	0.95	%(e)
Ratio of Net Investment Income to Average Net Assets	1.21	%(e)
Portfolio Turnover Rate	14.6	%(e)

	2007(a)
SAM BALANCED PORTFOLIO
Institutional shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.33

Total From Investment Operations	1.55
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)

Total Dividends and Distributions	(0.21)

Net Asset Value, End of Period	$16.03

Total Return	10.67	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,385
Ratio of Expenses to Average Net Assets(d)	0.31	%(e)
Ratio of Net Investment Income to Average Net Assets	1 .82	%(e)
Portfolio Turnover Rate	14.6	%(e)

	2007(a)
SAM BALANCED PORTFOLIO
Preferred shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)

Total Dividends and Distributions	(0.19)

Net Asset Value, End of Period	$16.03

Total Return	10.47	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11
Ratio of Expenses to Average Net Assets(d)	0 .57	%(e)
Ratio of Net Investment Income to Average Net Assets	1 .54	%(e)
Portfolio Turnover Rate	14.6	%(e)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007(a)
SAM BALANCED PORTFOLIO
Select shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.20
Net Realized and Unrealized Gain (Loss) on Investments	1.32

Total From Investment Operations	1.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)

Total Dividends and Distributions	(0.17)

Net Asset Value, End of Period	$16.04

Total Return	10.43	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,497
Ratio of Expenses to Average Net Assets(d)	0.69	%(e)
Ratio of Net Investment Income to Average Net Assets	1.61	%(e)
Portfolio Turnover Rate	14.6	%(e)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred, and Select classes of shares each incurred a net realized and unrealized gain of $.02 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

(f)	Total return is calculated without the contingent deferred sales charge.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Advisors Preferred shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.66

Total From Investment Operations	0.89
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)

Total Dividends and Distributions	(0.19)

Net Asset Value, End of Period	$11.87

Total Return	8 .06	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$692
Ratio of Expenses to Average Net Assets(d)	0 .88	%(e)
Ratio of Net Investment Income to Average Net Assets	2 .51	%(e)
Portfolio Turnover Rate	12 .7	%(e)

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Advisors Select shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.68

Total From Investment Operations	0.87
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)

Total Dividends and Distributions	(0.18)

Net Asset Value, End of Period	$11.86

Total Return
Ratio/Supplemental Data:	7.82	%(c)
Net Assets, End of Period (in thousands)	$24
Ratio of Expenses to Average Net Assets(d)	1 .06	%(e)
Ratio of Net Investment Income to Average Net Assets	2 .10	%(e)
Portfolio Turnover Rate	12 .7	%(e)

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Advisors Signature shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.67

Total From Investment Operations	0.85
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.16)

Total Dividends and Distributions	(0.16)

Net Asset Value, End of Period	$11.86

Total Return	7 .71	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11
Ratio of Expenses to Average Net Assets(d)	1 .19	%(e)
Ratio of Net Investment Income to Average Net Assets	1 .99	%(e)
Portfolio Turnover Rate	12 .7	%(e)
See accompanying notes

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.67

Total From Investment Operations	0.88
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)

Total Dividends and Distributions	(0.19)

Net Asset Value, End of Period	$11.86

Total Return(f)	7.92	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$904
Ratio of Expenses to Average Net Assets(d)	0.95	%(e)
Ratio of Net Investment Income to Average Net Assets	2.33	%(e)
Portfolio Turnover Rate	12.7	%(e)

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Institutional shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.68

Total From Investment Operations	0.94
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)

Total Dividends and Distributions	(0.24)

Net Asset Value, End of Period	$11.87

Total Return	8.52	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$730
Ratio of Expenses to Average Net Assets(d)	0.31	%(e)
Ratio of Net Investment Income to Average Net Assets	2.90	%(e)
Portfolio Turnover Rate	12.7	%(e)

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Preferred shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.67

Total From Investment Operations	0.91
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.22)

Total Dividends and Distributions	(0.22)

Net Asset Value, End of Period	$11.86

Total Return	8.23	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11
Ratio of Expenses to Average Net Assets(d)	0.57	%(e)
Ratio of Net Investment Income to Average Net Assets	2.62	%(e)
Portfolio Turnover Rate	12.7	%(e)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Select shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.66

Total From Investment Operations	0.90
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)

Total Dividends and Distributions	(0.21)

Net Asset Value, End of Period	$11.86

Total Return	8.12	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$349
Ratio of Expenses to Average Net Assets(d)	0.69	%(e)
Ratio of Net Investment Income to Average Net Assets	2.64	%(e)
Portfolio Turnover Rate	12.7	%(e)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred, and Select classes of shares each incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

(f)	Total return is calculated without the contingent deferred sales charge.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Advisors Preferred shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.94

Total From Investment Operations	2.02

Net Asset Value, End of Period	$18.77

Total Return	12.06	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$721
Ratio of Expenses to Average Net Assets(d)	0.88	%(e)
Ratio of Net Investment Income to Average Net Assets	0.58	%(e)
Portfolio Turnover Rate	16.2	%(e)

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Advisors Select shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—
Net Realized and Unrealized Gain (Loss) on Investments	1.99

Total From Investment Operations	1.99

Net Asset Value, End of Period	$18.74

Total Return	11.88	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$30
Ratio of Expenses to Average Net Assets(d)	1.06	%(e)
Ratio of Net Investment Income to Average Net Assets	0.00	%(e)
Portfolio Turnover Rate	16.2	%(e)

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Advisors Signature shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.98

Total From Investment Operations	1.97

Net Asset Value, End of Period	$18.72

Total Return	11.76	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24
Ratio of Expenses to Average Net Assets(d)	1.19	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.05	)%(e)
Portfolio Turnover Rate	16.2	%(e)

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.97

Total From Investment Operations	2.00

Net Asset Value, End of Period	$18.75

Total Return(f)	11.94	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,643
Ratio of Expenses to Average Net Assets(d)	0.95	%(e)
Ratio of Net Investment Income to Average Net Assets	0.22	%(e)
Portfolio Turnover Rate	16.2	%(e)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Institutional shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.98

Total From Investment Operations	2.10

Net Asset Value, End of Period	$18.85

Total Return	12.54	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,459
Ratio of Expenses to Average Net Assets(d)	0.31	%(e)
Ratio of Net Investment Income to Average Net Assets	0.86	%(e)
Portfolio Turnover Rate	16.2	%(e)

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Preferred shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.98

Total From Investment Operations	2.06

Net Asset Value, End of Period	$18.81

Total Return	12.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15
Ratio of Expenses to Average Net Assets(d)	0.57	%(e)
Ratio of Net Investment Income to Average Net Assets	0.56	%(e)
Portfolio Turnover Rate	16.2	%(e)

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Select shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.94

Total From Investment Operations	2.04

Net Asset Value, End of Period	$18.79

Total Return	12.18	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,040
Ratio of Expenses to Average Net Assets(d)	0.69	%(e)
Ratio of Net Investment Income to Average Net Assets	0.68	%(e)
Portfolio Turnover Rate	16.2	%(e)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred, and Select classes of shares each incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

(f)	Total return is calculated without the contingent deferred sales charge.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Advisors Preferred shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.31
Net Realized and Unrealized Gain (Loss) on Investments	0.29

Total From Investment Operations	0.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)

Total Dividends and Distributions	(0.28)

Net Asset Value, End of Period	$11.90

Total Return	5.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$302
Ratio of Expenses to Average Net Assets(d)	0.88	%(e)
Ratio of Net Investment Income to Average Net Assets	3.37	%(e)
Portfolio Turnover Rate	9.7	%(e)

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Advisors Select shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.28
Net Realized and Unrealized Gain (Loss) on Investments	0.31

Total From Investment Operations	0.59
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.27)

Total Dividends and Distributions	(0.27)

Net Asset Value, End of Period	$11.90

Total Return	5.16	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$101
Ratio of Expenses to Average Net Assets(d)	1.06	%(e)
Ratio of Net Investment Income to Average Net Assets	3.02	%(e)
Portfolio Turnover Rate	9.7	%(e)

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Advisors Signature shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.30

Total From Investment Operations	0.57
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.26)

Total Dividends and Distributions	(0.26)

Net Asset Value, End of Period	$11.89

Total Return	4.97	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10
Ratio of Expenses to Average Net Assets(d)	1.19	%(e)
Ratio of Net Investment Income to Average Net Assets	2.94	%(e)
Portfolio Turnover Rate	9.7	%(e)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.29

Total From Investment Operations	0.59
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)

Total Dividends and Distributions	(0.28)

Net Asset Value, End of Period	$11.89

Total Return(f)	5.16	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$501
Ratio of Expenses to Average Net Assets(d)	0.95	%(e)
Ratio of Net Investment Income to Average Net Assets	3.18	%(e)
Portfolio Turnover Rate	9.7	%(e)

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Institutional shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.30

Total From Investment Operations	0.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)

Total Dividends and Distributions	(0.34)

Net Asset Value, End of Period	$11.90

Total Return	5.75	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$93
Ratio of Expenses to Average Net Assets(d)	0.31	%(e)
Ratio of Net Investment Income to Average Net Assets	3.90	%(e)
Portfolio Turnover Rate	9.7	%(e)

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Preferred shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.29
Total From Investment Operations	0.62
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)
Total Dividends and Distributions	(0.31)
Net Asset Value, End of Period	$11.89
Total Return	5.46	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11
Ratio of Expenses to Average Net Assets(d)	0.57	%(e)
Ratio of Net Investment Income to Average Net Assets	3.59	%(e)
Portfolio Turnover Rate	9.7	%(e)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Select shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.28

Total From Investment Operations	0.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)

Total Dividends and Distributions	(0.30)

Net Asset Value, End of Period	$11.89

Total Return	5.36	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$377
Ratio of Expenses to Average Net Assets(d)	0.69	%(e)
Ratio of Net Investment Income to Average Net Assets	3.55	%(e)
Portfolio Turnover Rate	9.7	%(e)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred, and Select classes of shares each incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

(f)	Total return is calculated without the contingent deferred sales charge.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Advisors Preferred shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.39

Total From Investment Operations	2.41

Net Asset Value, End of Period	$20.95

Total Return	13.00	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$780
Ratio of Expenses to Average Net Assets(d)	0.88	%(e)
Ratio of Net Investment Income to Average Net Assets	0.15	%(e)
Portfolio Turnover Rate	15.7	%(e)

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Advisors Select shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.46

Total From Investment Operations	2.38

Net Asset Value, End of Period	$20.92

Total Return	12.84	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$45
Ratio of Expenses to Average Net Assets(d)	1.06	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.50	)%(e)
Portfolio Turnover Rate	15.7	%(e)

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Advisors Signature shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.43

Total From Investment Operations	2.36

Net Asset Value, End of Period	$20.90

Total Return	12.73	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$44
Ratio of Expenses to Average Net Assets(d)	1.19	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.48	)%(e)
Portfolio Turnover Rate	15.7	%(e)

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.43

Total From Investment Operations	2.40

Net Asset Value, End of Period	$20.94

Total Return(f)	12.94	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,826
Ratio of Expenses to Average Net Assets(d)	0.95	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.22	)%(e)
Portfolio Turnover Rate	15.7	%(e)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Institutional shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.44

Total From Investment Operations	2.50

Net Asset Value, End of Period	$21.04

Total Return	13.48	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,481
Ratio of Expenses to Average Net Assets(d)	0.31	%(e)
Ratio of Net Investment Income to Average Net Assets	0.36	%(e)
Portfolio Turnover Rate	15.7	%(e)

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Preferred shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.45

Total From Investment Operations	2.46

Net Asset Value, End of Period	$21.00

Total Return	13.27	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11
Ratio of Expenses to Average Net Assets(d)	0.57	%(e)
Ratio of Net Investment Income to Average Net Assets	0.10	%(e)
Portfolio Turnover Rate	15.7	%(e)

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Select shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.40

Total From Investment Operations	2.44

Net Asset Value, End of Period	$20.98

Total Return	13.16	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,305
Ratio of Expenses to Average Net Assets(d)	0.69	%(e)
Ratio of Net Investment Income to Average Net Assets	0.22	%(e)
Portfolio Turnover Rate	15.7	%(e)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred, and Select classes of shares each incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

(f)	Total return is calculated without the contingent deferred sales charge.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.98	$10.02	$10.28		$10.39	$10.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.39	0.29		0.24	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	—	(0.23)		(0.05)	0.02

Total From Investment Operations	0.34	0.39	0.06		0.19	0.31
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.43)	(0.32)		(0.26)	(0.32)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.47)	(0.43)	(0.32)		(0.30)	(0.32)

Net Asset Value, End of Period	$9.85	$9.98	$10.02		$10.28	$10.39

Total Return	3.44%	3.99%	0.58%		1.87%	3.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$21,024	$2,217	$1,950		$959	$809
Ratio of Expenses to Average Net Assets	0.97%	1.20%	1.11%		0.97%	0.97%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.97%	0.97%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.50%	3.88%	2.87%		2.29%	2.89%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(c)	61.5%	72.3%

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$9.90	$9.94	$10.20		$10.36	$10.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.42	0.37	0.27		0.23	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.05)	—	(0.23)		(0.10)	—

Total From Investment Operations	0.37	0.37	0.04		0.13	0.28
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.41)	(0.30)		(0.25)	(0.30)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.45)	(0.41)	(0.30)		(0.29)	(0.30)

Net Asset Value, End of Period	$9.82	$9.90	$9.94		$10.20	$10.36

Total Return	3.83%	3.84%	0.41%		1.20%	2.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$82	$77	$131		$89	$292
Ratio of Expenses to Average Net Assets	1.15%	1.38%	1.29%		1.15%	1.15%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.15%	1.15%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.29%	3.70%	2.67%		2.18%	2.60%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(c)	61.5%	72.3%

	2007	2006	2005
SHORT-TERM BOND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.93	$9.96	$10.22
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.41	0.36	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	0.01	(0.22)

Total From Investment Operations	0.30	0.37	0.03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.44)	(0.40)	(0.29)

Total Dividends and Distributions	(0.44)	(0.40)	(0.29)

Net Asset Value, End of Period	$9.79	$9.93	$9.96

Total Return	3.06%	3.80%	0.28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$156	$72	$10
Ratio of Expenses to Average Net Assets	1.28%	1.49%	1.43%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	4.17%	3.61%	2.48%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(c)
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$9.94	$9.98	$10.24		$10.38	$10.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.43	0.37	0.27		0.22	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	0.01	(0.23)		(0.09)	0.02

Total From Investment Operations	0.31	0.38	0.04		0.13	0.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.42)	(0.30)		(0.23)	(0.28)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.45)	(0.42)	(0.30)		(0.27)	(0.28)

Net Asset Value, End of Period	$9.80	$9.94	$9.98		$10.24	$10.38

Total Return(d)	3.22%	3.86%	0.39%		1.27%	2.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$62,768	$53,927	$45,825		$45,294	$35,847
Ratio of Expenses to Average Net Assets	1.09%	1.36%	1.27%		1.18%	1.33%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.13%	1.15%		N/A	N/A
Ratio of Gross Expenses to Average Net Assets(e)	—%	1.36%	1.27%		1.18%	1.33%
Ratio of Net Investment Income to Average Net Assets	4.36%	3.72%	2.65%		2.15%	2.46%
Portfolio Turnover Rate	42.8%	49.1%	110 .8	%(c)	61.5%	72.3%

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Institutional shares
Net Asset Value, Beginning of Period	$9.93	$9.97	$10.23		$10.38	$10.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.50	0.45	0.35		0.30	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	—	(0.23)		(0.09)	(0.02)

Total From Investment Operations	0.38	0.45	0.12		0.21	0.37
Less Dividends and Distributions:
Dividends from Net Investment Income.	(0.52)	(0.49)	(0.38)		(0.32)	(0.38)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.52)	(0.49)	(0.38)		(0.36)	(0.38)

Net Asset Value, End of Period	$9.79	$9.93	$9.97		$10.23	$10.38

Total Return	3.92%	4.61%	1.16%		2.06%	3.62%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$114,649	$62,186	$12,276		$10	$10
Ratio of Expenses to Average Net Assets.	0.40%	0.60%	0.53%		0.40%	0.40%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.40%	0.40%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	5.05%	4.53%	3.57%		2.92%	3.73%
Portfolio Turnover Rate	42.8%	49.1%	110 .8	%(c)	61.5%	72.3%

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.92	$9.96	$10.22		$10.37	$10.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.47	0.42	0.32		0.28	0.33
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	—	(0.23)		(0.09)	—

Total From Investment Operations	0.35	0.42	0.09		0.19	0.33
Less Dividends and Distributions:
Dividends from Net Investment Income.	(0.50)	(0.46)	(0.35)		(0.30)	(0.35)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.50)	(0.46)	(0.35)		(0.34)	(0.35)

Net Asset Value, End of Period	$9.77	$9.92	$9.96		$10.22	$10.37

Total Return	3.57%	4.35%	0.90%		1.80%	3.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,591	$6,028	$6,242		$5,387	$3,352
Ratio of Expenses to Average Net Assets	0.66%	0.89%	0.79%		0.66%	0.66%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.66%	0.66%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.78%	4.18%	3.13%		2.67%	3.19%
Portfolio Turnover Rate	42.8%	49.1%	110 .8	%(c)	61.5%	72.3%
See accompanying notes.

Financial Highlights(Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Select shares
Net Asset Value, Beginning of Period	$9.85	$9.89	$10.14		$10.29	$10.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.40	0.32		0.26	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	0.01	(0.23)		(0.09)	—

Total From Investment Operations	0.35	0.41	0.09		0.17	0.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.49)	(0.45)	(0.34)		(0.28)	(0.34)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.49)	(0.45)	(0.34)		(0.32)	(0.34)

Net Asset Value, End of Period	$9.71	$9.85	$9.89		$10.14	$10.29

Total Return	3.58%	4.25%	0.89%		1.69%	3.15%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,286	$853	$745		$11	$11
Ratio of Expenses to Average Net Assets	0.78%	1.01%	0.94%		0.78%	0.78%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.78%	0.78%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.68%	4.08%	3.22%		2.54%	3.08%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(c)	61.5%	72.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.

(d)	Total return is calculated without the contingent deferred sales charge.

(e)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SHORT-TERM INCOME FUND
Institutional shares
Net Asset Value, Beginning of Period	$11.60	$11.55	$11.90	$11.95	$11.70
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.29 (a)	0.45	0.45	0.40	0.45
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.05	(0.35)	(0.05)	0.30

Total From Investment Operations	0.45	0.50	0.10	0.35	0.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.45)	(0.45)	(0.40)	(0.50)

Total Dividends and Distributions	(0.45)	(0.45)	(0.45)	(0.40)	(0.50)

Net Asset Value, End of Period	$11.60	$11.60	$11.55	$11.90	$11.95

Total Return	4.68%	4.57%	0.74%	3.13%	6.55%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$168,551	$181,910	$195,607	$168,947	$129,443
Ratio of Expenses to Average Net Assets	0.51%	0.55%	0.56%	0.58%	0.59%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.55%	0.56%	0.58%	0.59%
Ratio of Net Investment Income to Average Net Assets	4.54%	3.94%	3.61%	3.48%	3.83%
Portfolio Turnover Rate	29.4%	14.0%	13.0%	14.0%	33.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$17.21	$15.85	$14.36		$13.26		$9.70
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.02)	(0.04)		(0.01)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.08	2.32	2.38		1.14		3.57

Total From Investment Operations	2.05	2.30	2.34		1.13		3.56
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$17.86	$17.21	$15.85		$14.36		$13.26

Total Return	12.55%	14.99%	16.71%		8.53%		36.70%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,930	$2,285	$682		$2,563		$1,777
Ratio of Expenses to Average Net Assets	1.32%	1.32%	1.32%		1.32%		1.32%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.32	%(b)	1.32	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.17)%	(0.09)%	(0.27)%		(0.09)%		(0.09)%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)	98.5%		113.2%

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$17.06	$15.74	$14.29		$13.23		$9.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.06)	(0.04)	(0.06)		(0.04)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	2.30	2.36		1.13		3.57

Total From Investment Operations	2.01	2.26	2.30		1.09		3.54
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$17.67	$17.06	$15.74		$14.29		$13.23

Total Return	12.42%	14.83%	16.50%		8.24%		36.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,626	$2,490	$2,057		$1,568		$254
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%		1.50%		1.50%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.50	%(b)	1.50	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.35)%	(0.25)%	(0.42)%		(0.31)%		(0.29)%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)	98.5%		113.2%

	2007	2006	2005
SMALLCAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$17.13	$15.82	$14.44
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.08)	(0.07)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	2.32	2.31

Total From Investment Operations	1.99	2.25	2.23
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)

Net Asset Value, End of Period	$17.72	$17.13	$15.82

Total Return	12.24%	14.69%	15.84%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$414	$187	$11
Ratio of Expenses to Average Net Assets	1.63%	1.63%	1.63%
Ratio of Net Investment Income to Average Net Assets	(0.47)%	(0.41)%	(0.55)%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)
See accompanying notes.

\

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period	$16.68	$15.40	$14.00		$12.96		$9.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.03)	(0.06)		(0.05)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.02	2.25	2.31		1.12		3.50

Total From Investment Operations	1.99	2.22	2.25		1.07		3.45
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$17.27	$16.68	$15.40		$14.00		$12.96

Total Return(d)	12.59%	14.90%	16.49%		8.26%		36.28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$159,977	$146,800	$113,607		$77,396		$47,377
Ratio of Expenses to Average Net Assets	1.33%	1.45%	1.50%		1.58%		1.70%
Ratio of Gross Expenses to Average Net Assets(e)	—%	—%	—%		1.58	%(b)	1.84	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.18)%	(0.20)%	(0.42)%		(0.35)%		(0.48)%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)	98.5%		113.2%

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period	$17.45	$15.97	$14.38		$13.21		$9.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.08	0.05		0.07		0.05
Net Realized and Unrealized Gain (Loss) on Investments	2.12	2.34	2.39		1.13		3.56

Total From Investment Operations	2.19	2.42	2.44		1.20		3.61
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$18.24	$17.45	$15.97		$14.38		$13.21

Total Return	13.22%	15.66%	17.42%		9.09%		37.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,510	$39,492	$31,109		$15,702		$9,318
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%		0.75%		0.75%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.75	%(b)	0.75	%(b)
Ratio of Net Investment Income to Average Net Assets	0.40%	0.50%	0.34%		0.47%		0.48%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)	98.5%		113.2%

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period	$17.54	$16.08	$14.51		$13.36		$9.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02	0.04	0.01		0.03		0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.12	2.36	2.41		1.15		3.61

Total From Investment Operations	2.14	2.40	2.42		1.18		3.62
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$18.28	$17.54	$16.08		$14.51		$13.36

Total Return	12.85%	15.42%	17.11%		8.84%		37.17%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,584	$7,084	$5,773		$5,456		$5,163
Ratio of Expenses to Average Net Assets	1.01%	1.01%	1.01%		1.01%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.01	%(b)	1.01	%(b)
Ratio of Net Investment Income to Average Net Assets	0.14%	0.24%	0.07%		0.22%		0.06%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)	98.5%		113.2%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period	$17.42	$15.93	$14.40		$13.28		$9.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—	0.01	(0.01)		0.01		0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.12	2.42	2.39		1.14		3.58

Total From Investment Operations	2.12	2.43	2.38		1.15		3.59
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$18.14	$17.42	$15.93		$14.40		$13.28

Total Return	12.82%	15.77%	16.96%		8.66%		37.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,141	$1,452	$28		$16		$14
Ratio of Expenses to Average Net Assets	1.13%	1.13%	1.13%		1.13%		1.13%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.13	%(b)	1.13	%(b)
Ratio of Net Investment Income to Average Net Assets	0.02%	0.05%	(0.05)%		0.10%		0.10%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)	98.5%		113.2%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.

(d)	Total return is calculated without the contingent deferred sales charge.

(e)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004		2003
SMALLCAP GROWTH FUND
Advisors Preferred shares
Net Asset value, Beginning of Period	$8.92		$8.29	$7.89	$7.62		$5.03
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)		(0.06)	(0.06)	(0.06)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.71		1.19	0.86	0.33		2.63

Total From Investment Operations	1.64		1.13	0.80	0.27		2.59
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—		—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—		—

Net Asset Value, End of Period	$10.18		$8.92	$8.29	$7.89		$7.62

Total Return	19.05%		13.97%	10.15%	3.54%		51.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,862		$71	$19	$12		$954
Ratio of Expenses to Average Net Assets	1.32%		1.32%	1.32%	1.27%		1.32%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1 .32	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.70)%		(0.65)%	(0.69)%	(0.80)%		(0.67)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%	194.9%		270.1%

	2007		2006	2005	2004		2003
SMALLCAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$8.84		$8.23	$7.85	$7.60		$5.03
Income from Investment Operations:
Net Invest Income (Operating Loss)(a)	(0.08)		(0.07)	(0.07)	(0.08)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.69		1.18	0.85	0.33		2.62

Total From Investment Operations	1.61		1.11	0.78	0.25		2.57
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—		—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—		—

Net Asset Value, End of Period	$10.07		$8.84	$8.23	$7.85		$7.60

Total Return	18.87%		13.82%	9.94%	3.29%		51.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$848		$574	$83	$82		$985
Ratio of Expenses to Average Net Assets	1.50%		1.50%	1.50%	1.45%		1.50%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.50	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.83)%		(0.80)%	(0.88)%	(0.97)%		(0.85)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%	194.9%		270.1%

	2007		2006	2005
SMALLCAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$8.73		$8.15	$7.82
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.09)		(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.67		1.16	0.81

Total From Investment Operations	1.58		1.08	0.73
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)

Net Asset Value, End of Period	$9.93		$8.73	$8.15

Total Return	18.76%		13.58%	9.34%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$204		$77	$11
Ratio of Expenses to Average Net Assets	1.63%		1.63%	1.63%
Ratio of Net Investment Income to Average Net Assets	(0.99)%		(0.97)%	(1.00)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007		2006	2005	2004	2003
SMALLCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$8.42		$7.87	$7.52	$7.29	$4.84
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)		(0.07)	(0.08)	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.60		1.12	0.83	0.31	2.53

Total From Investment Operations	1.53		1.05	0.75	0.23	2.45
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—	—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—	—

Net Asset Value, End of Period	$9.57		$8.42	$7.87	$7.52	$7.29

Total Return(d)	18.87%		13.69%	9.98%	3.16%	50.62%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$41,871		$35,009	$29,405	$25,984	$16,886
Ratio of Expenses to Average Net Assets	1.46%		1.53%	1.59%	1.68%	1.88%
Ratio of Gross Expenses to Average Net Assets(e)	—%		—%	—%	1.69%	2.18	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.79)%		(0.88)%	(0.97)%	(1.06)%	(1.26)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%	194.9%	270.1%

	2007		2006	2005	2004		2003
SMALLCAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period	$8.89		$8.22	$7.79	$7.48		$4.91
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)		(0.01)	0.01	(0.01)		—
Net Realized and Unrealized Gain (Loss) on Investments	1.71		1.18	0.82	0.32		2.57

Total From Investment Operations	1.70		1.17	0.83	0.31		2.57
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—		—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—		—

Net Asset Value, End of Period	$10.21		$8.89	$8.22	$7.79		$7.48

Total Return	19.82%		14.60%	10.69%	4.14%		52.34%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$307,452		$8,368	$1,502	$8		$8
Ratio of Expenses to Average Net Assets	0.75%		0.75%	0.75%	0.73%		0.75%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	0.75	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.14)%		(0.08)%	0.13%	(0.12)%		(0.08)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%	194.9%		270.1%

	2007		2006	2005	2004		2003
SMALLCAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.11		$8.43	$7.99	$7.69		$5.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)		(0.03)	(0.03)	(0.04)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.74		1.21	0.87	0.34		2.65

Total From Investment Operations	1.71		1.18	0.84	0.30		2.63
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—		—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—		—

Net Asset Value, End of Period	$10.44		$9.11	$8.43	$7.99		$7.69

Total Return	19.44%		14.35%	10.54%	3.90%		51.98%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,352		$1,061	$284	$179		$1,102
Ratio of Expenses to Average Net Assets	1.01%		1.01%	1.01%	0.97%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.01	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.34)%		(0.33)%	(0.38)%	(0.47)%		(0.37)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%	194.9%		270.1%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007		2006	2005	2004		2003
SMALLCAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period	$9.07		$8.41	$7.98	$7.67		$5.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)		(0.04)	(0.04)	(0.05)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.74		1.20	0.87	0.36		2.64

Total From Investment Operations	1.69		1.16	0.83	0.31		2.61
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—		—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—		—

Net Asset Value, End of Period	$10.38		$9.07	$8.41	$7.98		$7.67

Total Return	19.30%		14.14%	10.42%	4.04%		51.58%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$343		$62	$12	$11		$959
Ratio of Expenses to Average Net Assets	1.13%		1.13%	1.13%	1.08%		1.13%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.13	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.47)%		(0.44)%	(0.50)%	(0.62)%		(0.48)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%	194.9%		270.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.

(d)	Total return is calculated without the contingent deferred sales charge.

(e)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Advisors Preferred shares
Net Assets Value, Beginning of Period	$18.75	$16.65	$14.94	$12.91	$9.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.05	0.05	0.05	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.88	2.46	2.07	1.98	3.14

Total From Investment Operations	1.95	2.51	2.12	2.03	3.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.03)	(0.05)	—	—
Distributions from Realized Gains	(1 .09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.13)	(0.41)	(0.41)	—	—

Net Asset Value, End of Period	$19.57	$18.75	$16.65	$14.94	$12.91

Total Return	10.78%	15.26%	14.32%	15.75%	32.41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$50,068	$34,153	$24,278	$11,912	$3,540
Ratio of Expenses to Average Net Assets	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets	0.39%	0.30%	0.29%	0.38%	0.18%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$18.61	$16.53	$14.86	$12.87	$9.71
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.02	0.02	0.03	—
Net Realized and Unrealized Gain (Loss) on Investments	1.87	2.44	2.06	1.96	3.16

Total From Investment Operations	1.91	2.46	2.08	1.99	3.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	—	(0.05)	—	—
Distributions from Realized Gains	(1 .09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.10)	(0.38)	(0.41)	—	—

Net Asset Value, End of Period	$19.42	$18.61	$16.53	$14.86	$12.87

Total Return	10.61%	15.06%	14.11%	15.48%	32.54%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,125	$22,868	$16,875	$11,254	$3,176
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets	0.21%	0.12%	0.10%	0.21%	0.01%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

	2007	2006	2005
SMALLCAP S&P 600 INDEX FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$18.41	$16.37	$14.81
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1.85	2.42	1.97

Total From Investment Operations	1.86	2.42	1.97
Less Dividends and Distributions:
Divends from Net Investment Income	—	—	(0.05)
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)

Total Dividends and Distributions	(1.09)	(0.38)	(0.41)

Net Asset Value, End of Period	$19.18	$18.41	$16.37

Total Return	10.44%	14.96%	13.40%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,520	$1,949	$122
Ratio of Expenses to Average Net Assets	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	0.08%	(0.01)%	0.01%
Portfolio Turnover Rate	62.0%	56.2%	43.2%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period	$17.99	$15.99	$14.40	$12.49	$9.50
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.02	—	—	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.81	2.36	2.00	1.91	3.04

Total From Investment Operations	1.86	2.38	2.00	1.91	2.99
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	—	(0.05)	—	—
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.11)	(0.38)	(0.41)	—	—

Net Asset Value, End of Period	$18.74	$17.99	$15.99	$14.40	$12.49

Total Return (b)	10.67%	15.06%	13.99%	15.31%	31.47%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$87,109	$73,824	$57,122	$33,134	$17,505
Ratio of Expenses to Average Net Assets	0.82%	0.89%	1.00%	1.06%	1.38%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%	1.06%	1.49%
Ratio of Net Investment Income to Average Net Assets	0.29%	0.13%	0.01%	0.01%	(0.47)%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Institutional shares
Net Asset Value, Beginning of Period	$18.58	$16.50	$14.73	$12.70	$9.59
Income from Investment Operations:
Net Investment Income (Operating Loss) (a)	0.18	0.15	0.14	0.13	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.85	2.44	2.05	1.95	3.07

Total From Investment Operations	2.03	2.59	2.19	2.08	3.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.13)	(0.06)	(0.05)	(0.04)
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.24)	(0.51)	(0.42)	(0.05)	(0.04)

Net Asset Value, End of Period	$19.37	$18.58	$16.50	$14.73	$12.70

Total Return	11.40%	15.95%	15.00%	16.41%	33.04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$235,208	$165,346	$99,202	$48,472	$18,585
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	0.96%	0.87%	0.86%	0.94%	0.74%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Preferred shares
Net Asset Value, Beginning of Period	$18.90	$16.78	$15.01	$12.95	$9.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.11	0.10	0.09	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.90	2.47	2.08	1.98	3.15

Total From Investment Operations	2.03	2.58	2.18	2.07	3.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.08)	(0.05)	(0.01)	(0.02)
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.19)	(0.46)	(0.41)	(0.01)	(0.02)

Net Asset Value, End of Period	$19.74	$18.90	$16.78	$15.01	$12.95

Total Return	11.16%	15.63%	14.69%	16.03%	32.80%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$90,876	$76,595	$50,828	$26,093	$15,535
Ratio of Expenses to Average Net Assets	0.41%	0.41%	0.41%	0.41%	0.41%
Ratio of Net Investment Income to Average Net Assets	0.70%	0.61%	0.59%	0.63%	0.51%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%
See accompanying notes.

Financial Highlights (Continued) principal investors fund, inc.

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Select shares
Net Asset Value, Beginning of Period	$18.87	$16.75	$15.00	$12.94	$9.76
Income from Investment Operations:
Net Investment Income (Operating Loss) (a)	0.11	0.09	0.08	0.08	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.89	2.47	2.08	1.98	3.14

Total From Investment Operations	2.00	2.56	2.16	2.06	3.19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.06)	(0.05)	—	(0.01)
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.17)	(0.44)	(0.41)	—	(0.01)

Net Asset Value, End of Period	$19.70	$18.87	$16.75	$15.00	$12.94

Total Return	10.99%	15.51%	14.55%	15.94%	32.67%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,278	$12,791	$7,214	$2,807	$1,034
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	0.59%	0.49%	0.48%	0.55%	0.36%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$19.23		$17.47	$16.22	$14.78		$10.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08		0.04	0.01	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.43		3.00	2.64	1.96		4.22

Total From Investment Operations	0.51		3.04	2.65	1.91		4.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)		—	—	—		—
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(0.91)		(1.28)	(1.40)	(0.47)		—

Net Asset Value, End of Period	$18.83		$19.23	$17.47	$16.22		$14.78

Total Return	2.62%		18.30%	16.98%	13.20%		40.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,069		$9,385	$6,033	$4,111		$891
Ratio of Expenses to Average Net Assets	1.32%		1.32%	1.32%	1.32%		1.32%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1 .32	%(b)	1.32	%(b)
Ratio of Net Investment Income to Average net Assets	0.40%		0.21%	0.05%	(0.31)%		0.04%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%	163.5%		221.7%

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$19.05		$17.35	$16.14	$14.74		$10.55
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05		0.01	(0.02)	(0.07)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.42		2.97	2.63	1.94		4.20

Total From Investment Operations	0.47		2.98	2.61	1.87		4.19
Less Dividends and Distributions:
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(0.89)		(1.28)	(1.40)	(0.47)		—

Net Asset Value, End of Period	$18.63		$19.05	$17.35	$16.14		$14.74

Total Return	2.40%		18.07%	16.81%	12.96%		39.72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,117		$6,641	$3,266	$1,949		$650
Ratio of Expenses to Average Net Assets	1.50%		1.50%	1.50%	1.50%		1.50%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.50	%(b)	1.50	%(b)
Ratio of Net Investment Income to Average Net Assets	0.24%		0.04%	(0.13)%	(0.47)%		(0.14)%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%	163.5%		221.7%

	2007		2006	2005
SMALLCAP VALUE FUND
Advisors Signature shares
Net Asset value, Beginning of Period	$19.07		$17.39	$16.29
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02		(0.02)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.43		2.98	2.54

Total From Investment Operations	0.45		2.96	2.50
Less Dividends and Distributions:
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)

Total Dividends and Distributions	(0.89)		(1.28)	(1.40)

Net Asset Value, End of Period	$18.63		$19.07	$17.39

Total Return	2.29%		17.90%	15.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,431		$1,058	$12
Ratio of Expenses to Average Net Assets	1.63%		1.63%	1.63%
Ratio of Net Investment Income to Average Net Assets	0.10%		(0.09)%	(0.27)%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$18.67		$17.02	$15.88	$14.53		$10.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.06		0.01	(0.03)	(0.09)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.43		2.92	2.57	1.91		4.15

Total From Investment Operations	0.49		2.93	2.54	1.82		4.11
Less Dividends and Distributions:
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(0.89)		(1.28)	(1.40)	(0.47)		—

Net Asset Value, End of Period	$18.27		$18.67	$17.02	$15.88		$14.53

Total Return(d)	2.57%		18.12%	16.63%	12.80%		39.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$70,236		$67,102	$46,466	$26,756		$12,945
Ratio of Expenses to Average Net Assets	1.41%		1.47%	1.56%	1.65%		1.70%
Ratio of Gross Expenses to Average Net Assets(e)	—%		1.47%	1.56%	1.65	%(b)	2.14	%(b)
Ratio of Net Investment Income to Average Net Assets	0.32%		0.07%	(0.19)%	(0.62)%		(0.35)%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%	163.5%		221.7%

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$19.32		$17.54	$16.20	$14.68		$10.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.18		0.14	0.11	0.04		0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.44		3.01	2.63	1.95		4.20

Total From Investment Operations	0.62		3.15	2.74	1.99		4.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)		(0.09)	—	—		(0.07)
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(1.03)		(1.37)	(1.40)	(0.47)		(0.07)

Net Asset Value, End of Period	$18.91		$19.32	$17.54	$16.20		$14.68

Total Return	3.17%		18.99%	17.61%	13.86%		40.94%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$443,376		$105,863	$46,908	$20,973		$10,493
Ratio of Expenses to Average Net Assets	0.75%		0.75%	0.75%	0.75%		0.75%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	0.75	%(b)	0.75	%(b)
Ratio of Net Investment Income to Average Net Assets	0.92%		0.79%	0.64%	0.28%		0.62%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%	163.5%		221.7%

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$19.42		$17.63	$16.31	$14.82		$10.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13		0.10	0.06	—		0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.45		3.02	2.66	1.96		4.24

Total From Investment Operations	0.58		3.12	2.72	1.96		4.28
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.05)	—	—		(0.04)
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(0.98)		(1.33)	(1.40)	(0.47)		(0.04)

Net Asset Value, End of Period	$19.02		$19.42	$17.63	$16.31		$14.82

Total Return	2.93%		18.64%	17.35%	13.51%		40.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$37,447		$18,180	$10,672	$5,755		$1,139
Ratio of Expenses to Average Net Assets	1.01%		1.01%	1.01%	1.01%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.01	%(b)	1.01	% (b)
Ratio of Net Investment Income to Average Net Assets	0.70%		0.53%	0.37%	0.01%		0.34%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%	163.5%		221.7%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$19.34		$17.56	$16.27	$14.80		$10.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12		0.07	0.04	(0.02)		0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.42		3.02	2.65	1.96		4.24

Total From Investment Operations	0.54		3.09	2.69	1.94		4.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)		(0.03)	—	—		(0.03)
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(0.95)		(1.31)	(1.40)	(0.47)		(0.03)

Net Asset Value, End of Period	$18.93		$19.34	$17.56	$16.27		$14.80

Total Return	2.76%		18.52%	17.20%	13.39%		40.34%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,026		$4,406	$583	$326		$187
Ratio of Expenses to Average Net Assets	1.13%		1.13%	1.13%	1.13%		1.12%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.13	%(b)	1.13	%(b)
Ratio of Net Investment Income to Average Net Assets	0.60%		0.39%	0.26%	(0.10)%		0.23%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%	163.5%		221.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.

(d)	Total return is calculated without the contingent deferred sales charge.

(e)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
ULTRA SHORT BOND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$10.01	$9.97	$10.00	$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.41	0.23	0.21		0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.50)	0.05	(0.03)	(0.11)		—
Net Increase from Payments by Affiliates	—	—	—	0.11		—

Total From Investment Operations	(0.01)	0.46	0.20	0.21		0.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.42)	(0.23)	(0.21)		(0.27)

Total Dividends and Distributions	(0.50)	(0.42)	(0.23)	(0.21)		(0.27)

Net Asset Value, End of Period	$9.50	$10.01	$9.97	$10.00		$10.00

Total Return	(0.27)%	4.73%	1.97%	2 .08	%(b)	2.72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,437	$2,500	$26,149	$20,513		$1,805
Ratio of Expenses to Average Net Assets	0.97%	0.97%	0.97%	1.08%		1.17%
Ratio of Net Investment Income to Average Net Assets	4.98%	4.08%	2.30%	2.05%		2.57%
Portfolio Turnover Rate	46.5%	49.0%	54.9%	105.5%		20.7%

	2007	2006	2005	2004		2003
ULTRA SHORT BOND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$9.99	$9.97	$10.00	$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.47	0.41	0.21	0.19		0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.49)	0.01	(0.03)	(0.11)		—
Net Increase from Payments by Affiliates	—	—	—	0.11		—

Total From Investment Operations	(0.02)	0.42	0.18	0.19		0.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.49)	(0.40)	(0.21)	(0.19)		(0.25)

Total Dividends and Distributions	(0.49)	(0.40)	(0.21)	(0.19)		(0.25)

Net Asset Value, End of Period	$9.48	$9.99	$9.97	$10.00		$10.00

Total Return	(0.45)%	4.34%	1.79%	1 .90	%(b)	2.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,180	$9,464	$9,036	$8,760		$2,429
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.15%	1.28%		1.35%
Ratio of Net Investment Income to Average Net Assets	4.79%	4.11%	2.09%	1.84%		2.37%
Portfolio Turnover Rate	46.5%	49.0%	54.9%	105.5%		20.7%

	2007	2006	2005
ULTRA SHORT BOND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.99	$9.97	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.40	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(0.50)	0.01	(0.03)

Total From Investment Operations	(0.04)	0.41	(0.16)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.39)	(0.19)

Total Dividends and Distributions	(0.47)	(0.39)	(0.19)

Net Asset Value, End of Period	$9.48	$9.99	$9.97

Total Return	(0.58)%	4.21%	1.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11	$11	$10
Ratio of Expenses to Average Net Assets	1.26%	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	4.68%	3.98%	1.91%
Portfolio Turnover Rate	46.5%	49.0%	54.9%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004		2003
ULTRA SHORT BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$9.99	$9.97	$10.00	$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.41	0.20	0.19		0.23
Net Realized and Unrealized Gain (Loss) on Investments	(0.50)	0.01	(0.03)	(0.11)		—
Net Increase from Payments by Affiliates	—	—	—	0.11		—

Total From Investment Operations	(0.02)	0.42	0.17	0.19		0.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.49)	(0.40)	(0.20)	(0.19)		(0.23)

Total Dividends and Distributions	(0.49)	(0.40)	(0.20)	(0.19)		(0.23)

Net Asset Value, End of Period	$9.48	$9.99	$9.97	$10.00		$10.00

Total Return(c)	(0.44)%	4.31%	1.77%	1 .90	%(b)	2.33%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$33,820	$37,801	$38,214	$43,380		$40,460
Ratio of Expenses to Average Net Assets	1.10%	1.18%	1.16%	1.29%		1.55%
Ratio of Gross Expenses to Average Net Assets(e)	—%	1.18%	1.16%	1.32%		1.55%
Ratio of Net Investment Income to Average Net Assets	4.84%	4.08%	2.02%	1.90%		2.21%
Portfolio Turnover Rate	46.5%	49.0%	54.9%	105.5%		20.7%

	2007	2006	2005		2004		2003
ULTRA SHORT BOND FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.06	$10.05	$10.00		$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.55	0.50	0.25		0.26		0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	(0.01)	0.09		(0.11)		—
Net Increase from Payments by Affiliates	—	—	—		0.11		—

Total From Investment Operations	0.04	0.49	0.34		0.26		0.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.48)	(0.29)		(0.26)		(0.32)

Total Dividends and Distributions	(0.55)	(0.48)	(0.29)		(0.26)		(0.32)

Net Asset Value, End of Period	$9.55	$10.06	$10.05		$10.00		$10.00

Total Return	0.31%	4.98%	3 .40	%(d)	2 .66	%(b)	3.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$138,500	$192,510	$13		$1,968		$1,917
Ratio of Expenses to Average Net Assets	0.40%	0.40%	0.40%		0.55%		0.60%
Ratio of Net Investment Income to Average Net Assets	5.51%	4.97%	2.52%		2.62%		3.24%
Portfolio Turnover Rate	46.5%	49.0%	54.9%		105.5%		20.7%

	2007	2006	2005	2004		2003
ULTRA SHORT BOND FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.99	$9.97	$10.00	$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.52	0.48	0.25	0.24		0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.44)	(0.01)	(0.02)	(0.11)		—
Net Increase from Payments by Affiliates	—	—	—	0.11		—

Total From Investment Operations	0.08	0.47	0.23	0.24		0.30
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.54)	(0.45)	(0.26)	(0.24)		(0.30)

Total Dividends and Distributions	(0.54)	(0.45)	(0.26)	(0.24)		(0.30)

Net Asset Value, End of Period	$9.53	$9.99	$9.97	$10.00		$10.00

Total Return	0.55%	4.85%	2.29%	2 .40	%(b)	3.04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,252	$27,314	$1,775	$2,335		$523
Ratio of Expenses to Average Net Assets	0.66%	0.66%	0.66%	0.80%		0.86%
Ratio of Net Investment Income to Average Net Assets	5.22%	4.76%	2.52%	2.33%		3.07%
Portfolio Turnover Rate	46.5%	49.0%	54.9%	105.5%		20.7%
See accompanying notes.

Financial Highlights (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005	2004		2003
ULTRA SHORT BOND FUND
Select shares
Net Asset Value, Beginning of Period	$9.98	$9.96	$10.00	$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.51	0.45	0.19	0.22		0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	0.01	0.02	(0.11)		—
Net Increase from Payments by Affiliates	—	—	—	0.11		—

Total From Investment Operations	—	0.46	0.21	0.22		0.29
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.52)	(0.44)	(0.25)	(0.22)		(0.29)

Total Dividends and Distributions	(0.52)	(0.44)	(0.25)	(0.22)		(0.29)

Net Asset Value, End of Period	$9.46	$9.98	$9.96	$10.00		$10.00

Total Return	(0.18)%	4.73%	2.08%	2 .27	%(b)	2.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11	$11	$10	$1,802		$1,665
Ratio of Expenses to Average Net Assets	0.78%	0.78%	0.78%	0.92%		0.98%
Ratio of Net Investment Income to Average Net Assets	5.16%	4.48%	1.87%	2.23%		2.78%
Portfolio Turnover Rate	46.5%	49.0%	54.9%	105.5%		20.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	In 2004, 1.02% of the total return for each share class consists of an increase from a payment by Principal Life Insurance Company. Excluding this payment, the total return for Advisors Preferred, Advisors Select, Class J, Institutional, Preferred and Select classes of shares would have been 1.06%, .88%, .88%, 1.64%, 1.38% and 1.25%, respectively.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	During 2005, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

(e)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
WEST COAST EQUITY FUND
Institutional shares
Net Asset Value, Beginning of Period	$43.56	$39.39	$35.39	$32.39	$23.83
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .46 (a)	0.32	0.39	0 .17 (a)	0 .13 (a)
Net Realized and Unrealized Gain (Loss) on Investments	7.20	5.07	4.37	2.87	8.43

Total From Investment Operations	7.66	5.39	4.76	3.04	8.56
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.25)	(0.33)	(0.04)	—
Distributions from Realized Gains	(0.99)	(0.97)	(0.43)	—	—

Total Dividends and Distributions	(1.30)	(1.22)	(0.76)	(0.04)	—

Net Asset Value, End of Period	$49.92	$43.56	$39.39	$35.39	$32.39

Total Return	17.99%	13.88%	13.55%	9.39%	35.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$746,996	$826,593	$621,993	$515,464	$349,363
Ratio of Expenses to Average Net Assets	0.49%	0.53%	0.58%	0.61%	0.67%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.53%	0.58%	0.61%	0.67%
Ratio of Net Investment Income to Average Net Assets	0.99%	0.76%	1.01%	0.50%	0.49%
Portfolio Turnover Rate	17.6%	15.0%	13.0%	12.0%	14.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.
See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders
Principal Investors Fund, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Investors Fund, Inc. (comprising, respectively, Bond & Mortgage Securities Fund, Disciplined LargeCap Blend Fund, Diversified International Fund, Equity Income Fund I, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Quality Intermediate-Term Bond Fund, High Yield Fund, High Yield Fund II, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Growth Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, MidCap Growth Fund, MidCap S&P 400 Index Fund, MidCap Stock Fund, MidCap Value Fund, Money Market Fund, Mortgage Securities Fund, Partners Global Equity Fund, Partners International Fund, Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners LargeCap Value Fund I, Partners LargeCap Value Fund II, Partners MidCap Growth Fund, Partners MidCap Growth Fund I, Partners MidCap Growth Fund II, Partners MidCap Value Fund, Partners MidCap Value Fund I, Partners SmallCap Blend Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II, Partners SmallCap Growth Fund III, Partners SmallCap Value Fund, Partners SmallCap Value Fund I, Partners SmallCap Value Fund II, Preferred Securities Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Bond Fund, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap S&P 600 Index Fund, SmallCap Value Fund, Ultra Short Bond Fund, and West Coast Equity Fund) as of October 31, 2007, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the management of Principal Investors Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of Equity Income Fund 1, High Yield Fund II, Income Fund, MidCap Stock Fund, Mortgage Securities Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Fund, and West Coast Equity Fund for each of the periods presented through October 31, 2006, were audited by other auditors whose reports dated December 18, 2006, expressed an unqualified opinion.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Principal Investors Fund, Inc.’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Principal Investors Fund, Inc.’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Principal Investors Fund, Inc. at October 31, 2007, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Des Moines, Iowa
December 21, 2007

FUND DIRECTORS
Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with the Principal Variable Contracts Fund, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.
The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**
Elizabeth Ballantine Director since 2004 Member, Nominating and Governance Committee 1948	Principal, EBA Associates since 1998.	108	The McClatchy Company

Kristianne Blake Director since 2006 Member, Operations Committee 1954	President, Kristianne Gates Blake, P.S.	108	Avista Corporation; Russell Investment Company; Russell Investment Funds

Richard W. Gilbert Director since 1985 Member, Nominating and Governance Committee 1940	President, Gilbert Communications, Inc. since 1993.	108	Calamos Asset Management, Inc.

Mark A. Grimmett Director since 2004 Member, Audit Committee 1960	Executive Vice President and CFO, Merle Norman Cosmetics, Inc. since 2000.	108	None

Fritz S. Hirsch Director since 2005 Member, Audit Committee 1951	President and CEO, Sassy, Inc. since 1986.	108	None

William C. Kimball Director since 1999 Member, Operations Committee 1947	Former Chairman and CEO, Medicap Pharmacies, Inc.	108	Casey’s General Stores, Inc.

Barbara A. Lukavsky Director since 1987 Member, Nominating and Governance Committee Member, Executive Committee 1940	President and CEO, Barbican Enterprises, Inc. since 1997.	108	None

Daniel Pavelich Director since 2006 Member, Audit Committee 1944	Retired. Formerly, Chairman and CEO of BDO Seidman.	108	Catalytic Inc.; Vaagen Bros. Lumber, Inc.

Richard Yancey Director since 2006 Member, Nominating and Governance Committee 1926	Retired. Formerly, Managing Director of Dillon Read & Co.	108	AdMedia Partners, Inc.; Czech and Slovak American Enterprise Fund

*	Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**	Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher Director, President and CEO Member, Executive Committee 711 High Street, Des Moines, IA 50392 1952	Director and President, Principal Management Corporation, since 1999. Director, Principal Funds Distributor, Inc. since 2007. Director, Princor since 1999. President Princor 1999- 2005. Senior Vice President, Principal Life, since 2002. Prior thereto, Vice President.	108	None

William G. Papesh Director Member, Operations Committee 1201 Third Avenue, 8th Floor Seattle, Washington 1943	President and Director of Edge Asset Management, Inc. since 2007; President and CEO of WM Group of Funds 1987-2006.	108	None

Larry D. Zimpleman Director and Chairman of the Board since 2001 Member, Executive Committee 711 High Street, Des Moines, IA 50392 1951	Chairman and Director, Principal Management Corporation and Princor since 2001. President and Chief Operating Officer, Principal Life since 2006. President, Retirement and Investor Services, Principal Financial Group, Inc. 2003- 2006. Executive Vice President, 2001-2003, and prior thereto, Senior Vice President, Principal Life.	108	None
The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Craig L. Bassett Treasurer 711 High Street, Des Moines, IA 50392 1952	Vice President and Treasurer, Principal Life.

Michael J. Beer Executive Vice President, Chief Financial Officer 711 High Street, Des Moines, IA 50392 1961	Executive Vice President and Chief Operating Officer, Principal Management Corporation. Executive Vice President, Principal Funds Distributor, Inc., since 2007. President, Princor, since 2005.

Randy L. Bergstrom Assistant Tax Counsel 711 High Street, Des Moines, IA 50392 1955	Counsel, Principal Life.

David J. Brown Chief Compliance Officer 711 High Street, Des Moines, IA 50392 1960	Vice President, Product & Distribution Compliance, Principal Life. Senior Vice President, Principal Management Corporation since 2004. Senior Vice President, Principal Funds Distributor, Inc., since 2007. Second Vice President, Princor, since 2003, and prior thereto, Vice President, Principal Management Corporation and Princor.

Jill R. Brown Senior Vice President 11000 Investment Blvd, El Dorado Hills, CA 95762 1967	Second Vice President, Principal Financial Group and Senior Vice President, Principal Management Corporation and Princor, since 2006. Chief Financial Officer, Princor since 2003. Vice President, Princor 2003-2006. Senior Vice President and Chief Financial Officer, Principal Funds Distributor, Inc., since 2007. Prior thereto, Assistant Financial Controller, Principal Life.

Steve Gallaher Assistant Counsel 711 High Street Des Moines, IA 50392 1955	Second Vice President and Counsel, Principal Life since 2006. Self-Employed Writer in 2005. 2004 and prior thereto Senior Vice President and Counsel of Principal Residential Mortgage, Inc.

Ernie H. Gillum Vice President, Assistant Secretary 711 High Street Des Moines, IA 50392 1955	Vice President and Chief Compliance Officer, Principal Management Corporation, since 2004, and prior thereto, Vice President, Compliance and Product Development, Principal Management Corporation.

Patrick A. Kirchner Assistant Counsel 711 High Street, Des Moines, IA 50392 1960	Counsel, Principal Life.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Carolyn F. Kolks Assistant Tax Counsel 711 High Street, Des Moines, IA 50392 1962	Counsel, Principal Life, since 2003 and prior thereto, Attorney.

Sarah J. Pitts Assistant Counsel 711 High Street, Des Moines, IA 50392 1945	Counsel, Principal Life.

Layne A. Rasmussen Vice President and Controller 711 High Street, Des Moines, IA 50392 1958	Vice President and Controller — Mutual Funds, Principal Management Corporation.

Michael D. Roughton Counsel 711 High Street, Des Moines, IA 50392 1951	Vice President and Senior Securities Counsel, Principal Financial Group, Inc. Senior Vice President and Counsel, Principal Management Corporation, Principal Funds Distributor, Inc., and Princor. Counsel, Principal Global.

Adam U. Shaikh Assistant Counsel 711 High Street, Des Moines, IA 50392 1972	Counsel, Principal Life, since 2006. Prior thereto, practicing attorney.

Dan Westholm Assistant Treasurer 711 High Street, Des Moines, IA 50392 1966	Director Treasury, since 2003. Prior thereto, Assistant Treasurer.

Beth Wilson Secretary 711 High Street, Des Moines, IA 50392 1956	Director and Secretary, Principal Funds, since 2007. Prior thereto, Business Manager for Pella Corporation.
The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.
The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.
The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.
The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.
Additional information about the Fund is available in the Prospectuses dated May 29, 2007 and the Statement of Additional Information dated May 29, 2007. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.
Additional information about the Fund is available in the Prospectuses dated May 29, 2007 and the Statement of Additional Information dated May 29, 2007. These documents may be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.
PROXY VOTING POLICIES
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Princor Financial Services Corporation, at 1-800-247-4123 or at www.sec.gov.
SCHEDULES OF INVESTMENTS
The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.
SOURCE OF DISTRIBUTIONS
To the extent that distributions paid by the Funds are comprised of something other than income or capital gains, such as a return of capital, a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and should not be reported for tax purposes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS
During the period covered by this report, the Board of Directors of Principal Investors Fund, Inc. (PIF) approved (1) two subadvisory agreements relating to the High Yield Fund series of PIF (“High Yield Fund”), one with Lehman Brothers Asset Management LLC (“Lehman Brothers”), the other with J.P. Morgan Investment Management, Inc. (“J.P. Morgan”); (2) an amendment to the subadvisory agreement with Principal Global Investors (“PGI”) and an amendment to the Management Agreement with Principal Management Corporation (the “Manager”) relating to the addition of the LifeTime 2015 Fund, LifeTime 2025 Fund, LifeTime 2035 Fund, LifeTime 2045 Fund, and the LifeTime 2055 Fund (the “New LifeTime Funds”); and (3) annual review and renewal of the Management Agreement and the Subadvisory Agreements relating to all Funds. In preparation for their approval process, the Independent Directors met with independent legal counsel in advance of the meeting to discuss the information provided.
Lehman Brothers and J.P. Morgan Subadvisory Agreements
At its June 11, 2007 meeting, the board considered whether to enter into subadvisory agreements with Lehman Brothers and J.P. Morgan relating to the High Yield Fund.
In approving the subadvisory agreements, the board considered the nature, quality and extent of services to be provided under each proposed subadvisory agreement. The board considered the reputation, qualifications and background of each proposed Subadviser, investment approach of each Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of the Fund and the resources available to such personnel. The board also considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisers for the PIF Funds and that the due diligence program recommended Lehman Brothers and J.P. Morgan.
The board reviewed historical composite performance of each proposed Subadviser compared to its Morningstar, Inc. (“Morningstar”) peer group and relevant benchmark index. The board noted that as of March 31, 2007, each proposed Subadviser had outperformed its category and benchmark index over the last one, three and five year periods. The board concluded, based on this information, that investment performance was expected to be satisfactory.
The board noted that the proposed subadvisory fees match the subadvisory fee of the existing subadviser to the Fund. The board also considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and each proposed Subadviser and that the Manager will compensate each proposed Subadviser from its fees. The board also noted Lehman Brothers representation that, while it manages a number of institutional accounts for which the average fee is slightly lower than its proposed subadvisory fee, such lower average fees can be attributed to larger asset levels or other considerations. The board noted J.P. Morgan’s representation that its proposed subadvisory fee is not higher than fees it charges to its other subadvisory clients. On the basis of the information provided, the board concluded that the proposed subadvisory fee schedules were reasonable and appropriate.
In considering profitability, the board noted that there would be no immediate impact to the Manager’s profitability because the proposed subadvisory fees match that of the existing subadviser to the Fund. The board also noted that it need not review the estimated levels of profits to Lehman Brothers or J.P. Morgan because the Manager will compensate each proposed subadviser from its own management fees and the Manager has negotiated each proposed subadvisory agreement with each proposed Subadviser at arm’s length. The board considered whether there are economies of scale with respect to the services each Subadviser proposed to provide to the Fund. The board considered the capacity constraints of the investment style and concluded that each fee schedule reflects an appropriate recognition of any economies of scale at current asset levels even though the subadvisory fee schedules do not include breakpoints. The board also considered the character and amount of other incidental benefits to each proposed subadviser and found the subadvisory fees were reasonable in light of these fall out benefits.
Management Agreement and PGI Subadvisory Agreement
At its September 10, 2007 meeting, the board considered whether to amend its current subadvisory agreement with PGI to add the New LifeTime Funds and whether to amend the Management Agreement to add the New LifeTime Funds.
In approving the amended subadvisory agreement with PGI, the board considered the nature, quality and extent of services to be provided under the proposed amended subadvisory agreement. The board considered the reputation, qualifications and background of PGI, its investment approach and the resources available to its personnel, and the experience and skills of investment personnel responsible for the day-to-day management of the Fund. The board noted that PGI also acts as subadviser for the other LifeTime Funds. In addition, the board considered that the Manager’s due diligence program recommended PGI.
In approving the amended Management Agreement, the board considered the nature, quality and extent of services to be provided under the amended Management Agreement, including administrative services. The board noted that, in connection with considering the renewal of the management agreement for the other PIF Funds, including the other PIF LifeTime Funds, the board had (1) reviewed the services the Manager provides to the other PIF funds under the Management Agreement; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that the Manager provides appropriate resources under the Management Agreement for the existing funds; (3) considered the rigorous program the Manager has developed for identifying, recommending, monitoring and replacing subadvisers for the PIF funds and concluded that this due diligence process was working well; and (4) considered the compliance program the Manager has established and the level of compliance the Manager has attained. Based upon all relevant factors, the board concluded that the nature, quality and extent of the services the Manager is expected to provide to each New LifeTime Fund under the Management Agreement are satisfactory.
Because the New LifeTime Funds are newly created, no investment performance was available for review. However, the board reviewed the long-term performance record of the existing PIF LifeTime Funds. The board concluded, based on its experience with other PIF Funds, including other PIF LifeTime Funds, that the Manager has in place an effective process to monitor performance, to encourage remedial action and to make changes in the Subadviser at the appropriate time, if necessary.
With regard to fees and expenses, the board noted that the proposed subadvisory fee and the management fee are identical to the subadvisory fee and management fee of the existing PIF LifeTime Funds. The board had previously received information from the Manager, based on data supplied by Lipper Inc. (“Lipper”), comparing the subadvisory fees and management fees of the existing PIF LifeTime Funds to fees of mutual funds in the peer expense group and peer subadvised expense universe. The board noted that PGI represented that the proposed subadvisory for the New LifeTime Funds was not more than the fee it charges to other, similarly managed funds. The board concluded that the proposed subadvisory fee and management fee schedules were reasonable and appropriate in light of the anticipated quality of services to be provided.

In considering profitability, the board noted that the New LifeTime Funds are newly created, and that there were no statistics on profitability. The board received information regarding forecasts of profitability to the Manager, which was expected to be negative in the first year due to start-up costs. The board also noted that they need not review the estimated levels of profits to PGI because the Manager will compensate PGI from its own management fees. The board considered whether there are economies of scale with respect to the New LifeTime Funds given the anticipated accumulation of assets during the contractual period and whether the New LifeTime Funds will benefit from any such economies of scale through breakpoints in fees. The board noted that the proposed management fees but not the subadvisory fees include breakpoints and that the underlying funds that these fund-of-funds invest in also contain breakpoints that pass through economies of scale to the shareholders. The board concluded that the fee schedule for each New LifeTime Fund reflects an appropriate recognition of any economies of scale. The board also considered the character and amount of other incidental benefits, noting that PGI does not use soft dollars. The board found the subadvisory fees and management fees were reasonable in light of these fall out benefits.
Annual Review and Renewal of Management Agreement and Subadvisory Agreements.
Also at its September 10, 2007 meeting, the board performed its annual review and renewal of the Management Agreement and the Subadvisory Agreements relating to all Funds.
Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of PIF, as defined in the 1940 Act (the “Independent Directors”), annually to review and consider the continuation of: (i) the Management Agreement with the Manager as it relates to each of the sixty-seven series of PIF (each series is referred to as a “Fund”), and (ii) the investment subadvisory agreements between the Manager and each of Alliance Capital Management L.P.; American Century Investment Management, Inc.; Ark Asset Management Co., Inc.; Alliance Bernstein Investment Research and Management; Barrow, Hanley, Mewhinney & Strauss; BNY Investment Advisers; Columbus Circle Investors (“CCI”); Dimensional Fund Advisors, Inc.; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex; Fidelity Management and Research Company; Goldman Sachs Asset Management, L.P.; J.P. Morgan Investment Management, Inc.; Jacobs Levy; Lehman Brothers Asset Management LLC; Los Angeles Capital Management and Equity Research, Inc.; Mazama Capital Management, Inc.; Mellon Equity Associates, LLP; Morgan Stanley Investments LP; Neuberger Berman Management, Inc.; Post Advisory Group, LLC (“Post”); Principal Real Estate Investors, LLC (“Principal-REI”); Principal Global Investors, LLC (“PGI”); Spectrum Asset Management, Inc. (“Spectrum”); T. Rowe Price Associates, Inc.; Turner Investment Partners, Inc.; UBS Global Asset Management (Americas), Inc.; and Vaughan Nelson Investment Management, LP; (the Subadvisers). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”
At a meeting held on September 10, 2007, the board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Manager and each Subadviser and the continuation of the Advisory Agreements. On August 13, 2007 and September 9, 2007, the Independent Directors also met independently of Fund management and the directors who are interested persons of PIF with their independent legal counsel and an independent consultant. In evaluating the Advisory Agreements, the board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of each Fund compared to the investment performance of a broad based industry category determined by Morningstar and a market index, (ii) a comparison of each Fund’s management fee (at current asset levels and theoretical asset levels) and expense ratio (at current asset levels) to the advisory fee and expense ratio for the mutual funds in a narrow peer group and a broad-based industry category, both selected by Lipper, (iii) fee schedules applicable to the Manager’s and the Subadvisers’ other clients, (iv) the Manager’s financial results and condition, including its profitability from services it performed for each Fund, (v) an analysis of the Manager’s and each Subadviser’s allocation of the benefits of economies of scale (vi) the Manager’s and each Subadvisers’ record of compliance with applicable laws and regulations, and with each Fund’s investment policies and restrictions, and (vii) the nature and character of the services the Manager and each Subadviser provides to each Fund.
Nature, Extent and Quality of Services
With regard to the Manager, the board considered the nature, quality and extent of services provided under the Management Agreements, including administrative services. The board considered the experience and skills of senior management leading fund operations, the experience and skills of the Manager’s personnel, the resources made available to such personnel, the Manager’s ability to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The board also considered the Manager’s program for identifying, recommending, monitoring and replacing Subadvisers. The board concluded that this due diligence process was working well. The board also considered the compliance program established by the Manager and the level of compliance attained for the Funds.
With regard to each Subadviser, the board considered the reputation, qualifications and background of each Subadviser, the investment approach of each Subadviser, the experience and skills of each Subadviser’s investment personnel, the resources made available to such personnel, and each Subadviser’s compliance with each Fund’s investment policies and compliance in general. The board also considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.
Based on all relevant factors, the board concluded that the nature, quality and extent of the services the Manager and each Subadviser provides to each Fund were sufficient to support renewal of the Advisory Agreements.
Investment Performance
The board reviewed each Fund’s investment performance over longer-terms (three and five year periods), when available, and otherwise for a short-term (one year) period, and compared those returns to various agreed-upon performance measures, including market indices and peer group data based upon a broad based, industry category determined by Morningstar (“Morningstar Category”). The board also considered whether each Fund’s performance results were consistent with the Fund’s investment objective and policies. As to each Fund, the Manager had advised the board either that the investment services delivered by the Subadviser to the Fund were reasonable or the Subadviser’s longer-term track record justified continuing the contract with more in-depth monitoring.
Based upon all relevant factors, the board concluded that either: (i) the investment performance of each Fund either met or exceeded acceptable levels of investment performance, and was therefore satisfactory; or (ii) although the Fund experienced underperformance, based upon the Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreements. In each case involving underperformance, the board concluded that the Manager was providing effective monitoring.
The board noted that the Manager does not directly control investment performance, but rather engages the Subadvisers that manage the portfolios. The board concluded that the Manager has in place an effective due diligence process to monitor performance, to encourage remedial action and to make changes in the Subadviser at the appropriate time, if necessary. Therefore, the board concluded that the Manager’s performance was satisfactory with respect to investment performance.

Investment Management and Subadvisory Fees
The board considered the management fees and total expense ratios for each Fund. The board received information, based on data supplied by Lipper, comparing each Fund’s contractual (at current asset levels and at theoretical asset levels) and actual (after fee waivers) management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class A shares, where available, and otherwise for Class I shares to advisory fees and expense ratios of the mutual funds in a narrow peer group identified by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”).
In assessing whether the management fee was reasonable, the board considered a variety of factors, including the amount of the fee, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, services provided, performance and profitability. For most funds, management fees and expense ratios were within the third quartile or better when compared to their Expense Group or Expense Universe, which the board considered reasonable. For Funds with management fees within the fourth quartile, the board concluded that, taking into account all other relevant factors, including expense ratios, the management fees were reasonable. The board also considered that certain comparable Funds have different management fees and concluded that in each case the fee was reasonable given the Fund’s particular circumstances.
Considering all factors they deemed relevant, the board concluded that the management fee schedule for each Fund, with the changes proposed by the Manager, was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.
The board also considered each Fund’s subadvisory fees. The board evaluated the subadvisory fees based upon data supplied by Lipper, which compared the contractual subadvisory fees to available information about subadvised funds in the Expense Universe (“Subadvised Expense Universe”).
For each Subadviser not affiliated with the Manager (“Unaffiliated Subadvisers”) (each Subadviser except PGI, Principal-REI, Edge, Columbus Circle, Post and Spectrum) the board considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and each Subadviser and that the Manager compensates the Subadviser from its fees.
For the Subadvisers that reported fees for “Other Clients” with comparable investment policies and receiving comparable services, the board noted that most Subadvisers did not charge higher fees to the Manager than they charged to their Other Clients. For the Subadvisers that charged higher fees to the Manager than to their Other Clients, the board noted that, based on representations made by those Subadvisers, the higher fees were generally a result of fewer assets, different level of services provided, and/or a different competitive environment at the time of the initiation of the relationship, which had resulted in the lower fees charged to the Other Clients.
For Funds with Affiliated Subadvisers (PGI, Principal-REI, Edge, Columbus Circle, Post and Spectrum), the board noted that the Subadviser is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee.
Based upon all of the above, the board determined that the subadvisory fees for each Fund were reasonable.
Profitability
The board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the applicable Advisory Agreements. The board also received information regarding the enterprise-wide profitability the Manager derives with respect to all fund services in totality and each Fund individually. Given the recent acquisition of WM Advisors by Principal Financial Group, and the changes in asset size, fee structure, and expense caps related to the Funds arising from the combination of the two fund complexes, the Manager provided projected 2007 profitability for the board’s review, as the Manager believed it better reflected current profitability. The board concluded that the profitability to the Manager from the management of each Fund (including the profitability to PGI) was not unreasonable, taking into account the reasonableness of the Fund’s management fees and total expenses, and given the quality of investment performance.
In concluding that each Unaffiliated Subadviser’s anticipated profit would not be unreasonable, the board determined that it need not review estimated levels of profit to each Unaffiliated Subadviser because, as the board noted, the Manager will compensate each Unaffiliated Subadviser from its own management fees and the Manager had negotiated the subadvisory agreement with each Unaffiliated Subadviser at arm’s length.
Economies of Scale
The board considered whether there are economies of scale with respect to the management of each Fund and whether each Fund benefits from any such economies of scale through breakpoints in fees. The board also reviewed the level at which breakpoints occur and the amount of the reduction. The board also considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of each Fund. The board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale at current asset levels. The board noted that the management fees for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund and SmallCap S&P 600 Index Fund do not include breakpoints. Although their management fee schedules do not contain breakpoints, the board noted that each Index Fund has a relatively low basis-point fee for initial Fund assets and the board concluded that these Funds do not generate sufficient economies of scale at their current asset size to justify a breakpoint at this time. For the Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, and the Principal LifeTime Strategic Income Fund, the board noted that the Manager agreed to establish a breakpoint for each Fund for assets above $3 billion. In addition, the board noted that the underlying funds in which these funds-of-funds invest contain breakpoints that pass through economies of scale to the shareholders.
The board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The board also considered whether the effective subadvisory fee rate for each Fund under each Subadvisory Agreement is reasonable in relation to the asset size of each Fund. The board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.
Other Benefits to the Manager and Subadvisers
The board received and considered information regarding the character and amount of other incidental benefits the Manager, its affiliates and each Subadviser receive as a result of their relationship with PIF, including each Subadviser’s soft dollar practices. The board concluded that, taking into account any incidental benefits the Manager and each Subadviser receive, the management and subadvisory fees for each Fund were reasonable.
Overall Conclusions
Based upon all of the information it considered and the conclusions it reached, the board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.

Federal Income Tax Information
Principal Investors Fund, Inc.
October 31, 2007 (unaudited)
Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2007. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.
Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2007, that qualifies for the dividend received deduction is as follows:

Deductible
Percentage
Disciplined LargeCap Blend Fund	100%
Equity Income Fund I	45
High Yield Fund II	1
LargeCap Growth Fund	100
LargeCap S&P 500 Index Fund	100
LargeCap Value Fund	90
MidCap Blend Fund	61
MidCap S&P 400 Index Fund	60
MidCap Stock Fund	67
MidCap Value Fund	86
Partners LargeCap Blend Fund	59
Partners LargeCap Blend Fund I	100
Partners LargeCap Growth Fund I	88
Partners LargeCap Growth Fund II	25
Partners LargeCap Value Fund	96
Partners LargeCap Value Fund I	98
Partners LargeCap Value Fund II	89
Partners MidCap Growth Fund	100
Partners MidCap Growth Fund I	20
Partners MidCap Growth Fund II	9
Partners MidCap Value Fund	25
Partners MidCap Value Fund I	64
Partners SmallCap Blend Fund	26%
Partners SmallCap Growth Fund III	3
Partners SmallCap Value Fund	76
Partners SmallCap Value Fund I	45
Partners SmallCap Value Fund II	14
Preferred Securities Fund	28
Principal LifeTime 2010 Fund	12
Principal LifeTime 2020 Fund	16
Principal LifeTime 2030 Fund	21
Principal LifeTime 2040 Fund	23
Principal LifeTime 2050 Fund	23
Principal LifeTime Strategic Income Fund	6
SAM Balanced Portfolio	23
SAM Conservative Balanced Portfolio	13
SAM Conservative Growth Portfolio	52
SAM Flexible Income Portfolio	7
SAM Strategic Growth Portfolio	65
SmallCap Blend Fund	100
SmallCap Growth Fund	96
SmallCap S&P 600 Index Fund	46
SmallCap Value Fund	19
West Coast Equity Fund	100
Qualified Dividend Income. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2007, taxed at a maximum rate of 15% is as follows:

Percentage
Disciplined LargeCap Blend Fund	100%
Diversified International Fund	62
Equity Income Fund I	54
High Yield Fund II	4
Income Fund	3
International Emerging Markets Fund	27
International Growth Fund	30
LargeCap Growth Fund	100
LargeCap S&P 500 Index Fund	100
LargeCap Value Fund	90
MidCap Blend Fund	63
MidCap S&P 400 Index Fund	60
MidCap Stock Fund	97
MidCap Value Fund	88
Partners Global Equity Fund	97
Partners International Fund	53
Partners LargeCap Blend Fund	60
Partners LargeCap Blend Fund I	100
Partners LargeCap Growth Fund I	90
Partners LargeCap Growth Fund II	25
Partners LargeCap Value Fund	100
Partners LargeCap Value Fund I	98
Partners LargeCap Value Fund II	100
Partners MidCap Growth Fund	100
Partners MidCap Growth Fund I	20
Partners MidCap Growth Fund II	9%
Partners MidCap Value Fund	30
Partners MidCap Value Fund I	65
Partners SmallCap Blend Fund	26
Partners SmallCap Growth Fund III	3
Partners SmallCap Value Fund	76
Partners SmallCap Value Fund I	47
Partners SmallCap Value Fund II	14
Preferred Securities Fund	32
Principal LifeTime 2010 Fund	16
Principal LifeTime 2020 Fund	23
Principal LifeTime 2030 Fund	25
Principal LifeTime 2040 Fund	33
Principal LifeTime 2050 Fund	34
Principal LifeTime Strategic Income Fund	8
SAM Balanced Portfolio	41
SAM Conservative Balanced Portfolio	21
SAM Conservative Growth Portfolio	77
SAM Flexible Income Portfolio	9
SAM Strategic Growth Portfolio	91
SmallCap Blend Fund	100
SmallCap Growth Fund	95
SmallCap S&P 600 Index Fund	46
SmallCap Value Fund	19
West Coast Equity Fund	100
Foreign Taxes Paid. The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Fund to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended October 31, 2007, are as follows:

Foreign Taxes
Per Share
Diversified International Fund	.0279
International Emerging Markets Fund	.0583
International Growth Fund	.0220
Partners Global Equity Fund	.0242
Partners International Fund	.0283
This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you receive from the Fund’s transfer agent.

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WE’LL GIVE YOU AN EDGESM
Principal Financial Group®, Des Moines, Iowa 50392-2080, www.principal.com
Insurance products and plan administrative services are provided by Principal Life Insurance Company. Principal Investors Fund, Inc. is distributed by Princor Financial Services Corporation, (800) 222-5852, Member SIPC.
Principal Life and Princor® are members of the Principal Financial Group®, Des Moines, IA 50392.
FV 401-1 | ©2007 Principal Financial Services, Inc. | #7816112009 | 11/2007

ITEM 2 — CODE OF ETHICS
(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) Not applicable.
(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(e) Not applicable.
(f) The Registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3 — AUDIT COMMITTEE FINANCIAL EXPERT
The Registrant’s Board has determined that Mark Grimmett, a member of the Registrant’s Audit and Nominating Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.
ITEM 4 — PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.
October 31, 2006 — $484,986
October 31, 2007 — $603,511

(b) Audit-Related Fees. Ernst & Young has not provided any audit-related services to the registrant during the last two fiscal years that are not included in response to item 4(a).
Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.
October 31, 2006 — $56,480
October 31, 2007 — $118,030
Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) All Other Fees. Ernst & Young performed a review of the process and methodology used to allocate expenses amongst funds in the Principal Fund complex.
October 31, 2006 — None
October 31, 2007 — $4,850
Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:
Policy on Auditor Independence
The purpose of this policy is to ensure the independence of the Principal Funds’ primary independent auditor. This policy is established by the Audit and Nominating Committee (the “Committee”) of the Board of Directors of Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. (the “Funds”) effective for all engagements of the primary independent auditor.
1.	Prohibited Services shall not be provided by the primary independent auditor, its subsidiaries and affiliates to the Funds. For the purposes of this policy, Prohibited Services are:
•	Services that are subject to audit procedure during a financial statement audit;

•	Services where the auditor would act on behalf of management;

•	Services where the auditor is an advocate to the client’s position in an adversarial proceeding;

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit functions or human resources;

•	Broker or dealer, investment advisor, or investment banking services;

•	Legal services and expert services unrelated to the audit;

•	Tax planning services related to listed, confidential and aggressive transactions;

•	Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds including the immediate family members of such individuals;

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
2	(A) All services provided by the primary independent auditor, its subsidiaries and affiliates to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, by any independent auditor, shall be approved by the Committee in advance in accordance with the following procedure:
Each quarter, Management will present to the Committee for pre-approval, a detailed description as to each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided a report of any services approved by such delegated member(s) shall be presented to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services previously approved by the Committee and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.
In considering whether to pre-approve the provision of non-audit services by the primary independent auditor, the Committee will consider whether the services are compatible with the maintenance of such auditor’s independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality.
3.	The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4.	Not less than annually, the primary independent auditor shall report to the Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.

5.	The Committee shall ensure that the lead and concurring partners of the Funds’ primary independent auditor are rotated at least every five years and subject upon rotation to a five year “time out” period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year “time out” period.

6.	The Funds or Principal Management Corporation may not hire or promote any former partner, principal, shareholder or professional employee (“Former Employee”) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or Principal Management Corporation proposes to hire the Former Employee. Neither the Funds nor Principal Management Corporation shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or Principal Management Corporation during the 12 months preceding the date of filing of the Funds’ most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or Principal Management Corporation shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.

7.	For persons recently promoted or hired into a financial reporting oversight role, any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8.	The phrase “financial reporting oversight role” means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.
(Adopted by the Board of Directors of the Principal Funds on March 12, 2007).
(End of policy)
(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) All work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.
(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant’s last two fiscal years were as follows.
October 31, 2006 — $56,480
October 31, 2007 — $122,880

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5 — AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 — SCHEDULE OF INVESTMENTS
Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
ITEM 7 — DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 — PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 — PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
None
ITEM 11 — CONTROLS AND PROCEDURES
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).
(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12 — EXHIBITS
(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.CERT.
(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Principal Investors Fund, Inc.

By	/s/ Ralph C. Eucher

Ralph C. Eucher, President and CEO

Date	12/21/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Ralph C. Eucher

Ralph C. Eucher, President and CEO

Date	12/21/2007

By	/s/ Michael J. Beer

Michael J. Beer, Executive Vice President and Chief Financial Officer

Date	12/21/2007